UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08894

JNL Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Andrew Tedeschi

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

JACKSON®

Annual Report

DECEMBER 31, 2022

JNL Series Trust

Not FDIC/NCUA insured • May lose value • Not bank/CU guaranteed
Not a deposit • Not insured by any federal agency

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Jackson® is the marketing name for Jackson National Life Insurance Company® (Home Office: Lansing, Michigan)

and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

CMC22048 05/21

JNL Series Trust

December 31, 2022

JNL/American Funds Balanced Fund, JNL/American Funds Bond Fund of America Fund, JNL/American Funds Capital Income Builder Fund, JNL/American Funds Capital World Bond Fund, JNL/American Funds Global Growth Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/American Funds Washington Mutual Investors Fund, JNL/Mellon Bond Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon International Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Small Cap Index Fund, JNL Aggressive Growth Allocation Fund, JNL Conservative Allocation Fund, JNL Growth Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/Goldman Sachs Managed Aggressive Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Bond Index Fund, JNL Emerging Markets Index Fund, JNL International Index Fund, JNL Mid Cap Index Fund, JNL Small Cap Index Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL Multi-Manager U.S. Select Equity Fund, JNL S&P 500 Index Fund, JNL/AB Sustainable Global Thematic Fund, JNL/AQR Large Cap Defensive Style Fund, JNL/Baillie Gifford International Growth Fund, JNL/Baillie Gifford U.S. Equity Growth Fund, JNL/BlackRock Global Allocation Fund, JNL/BlackRock Global Natural Resources Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/Causeway International Value Select Fund, JNL/ClearBridge Large Cap Growth Fund, JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund, JNL/DFA U.S. Small Cap Fund, JNL/DoubleLine Core Fixed Income Fund, JNL/DoubleLine Emerging Markets Fixed Income Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/DoubleLine® Total Return Fund, JNL/Fidelity Institutional Asset Management ® Total Bond Fund, JNL/First Sentier Global Infrastructure Fund, JNL/Franklin Templeton Income Fund, JNL/Goldman Sachs 4 Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Harris Oakmark Global Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Growth Fund, JNL/Invesco Small Cap Growth Fund, JNL/JPMorgan Global Allocation Fund, JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/JPMorgan U.S. Value Fund, JNL/Lazard International Strategic Equity Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Lord Abbett Short Duration Income Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Dow Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon U.S. Stock Market Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon World Index Fund, JNL/MFS Mid Cap Value Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/Neuberger Berman Gold Plus Strategy Fund, JNL/Neuberger Berman Strategic Income Fund, JNL/Newton Equity Income Fund, JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Total Return Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, JNL/T. Rowe Price Value Fund, JNL/WCM China Quality Growth Fund, JNL/WCM Focused International Equity Fund, JNL/Westchester Capital Event Driven Fund, JNL/Western Asset Global Multi-Sector Bond Fund, JNL/William Blair International Leaders Fund, JNL/WMC Balanced Fund, JNL/WMC Equity Income Fund, JNL/WMC Global Real Estate Fund, JNL/WMC Government Money Market Fund, JNL/WMC Value Fund

JNL Series Trust Supplements to Prospectus

JNL Series Trust

December 31, 2022

President’s Letter

Dear Investor,

Enclosed is the annual report for the JNL Series Trust for the year ended December 31, 2022, together with Management’s Discussion of Fund Performance for each of the Funds.

It was a rough year for securities markets as both stocks and bonds were broadly down double-digits in 2022. Consumer inflation proved not to be as “transitory” as most economists and the U.S. Federal Reserve believed it would be, as prices in the Consumer Price Index (CPI) spiked higher in the spring before peaking at 9.1%. This led to rapid and massive interest-rate hikes from the Fed, including four 0.75% increases in consecutive meetings, in an endeavor to put the inflation genie “back in the bottle.” The expected fallout from inflation and Fed response contributed to a sharp sell-off in rate-sensitive stocks and bonds, initially on valuation concerns, but subsequently on concerns about the overall economy.

The quick and surprising end to easy monetary policy could potentially have lasting effects. Consumer price inflation had not been fully contained as of the end of 2022, leading to worries that it may remain persistently higher than has been the experience of the last decade. The Fed is likely to keep interest rates higher for longer in fighting inflation, which would likely be a drag on economic growth and potentially drive the U.S., if not the global economy, into recession. Increased debt payments and lower corporate earnings could serve as another catalyst to send securities markets lower as the world transitions back to a normalized interest-rate environment based on organic and less speculative growth.

Going in to 2023, little seems to be certain or predicable in the economy or markets. Strangely, it seems as if the economic and market environment is even more unpredictable than during the height of the pandemic and lockdowns as inflation largely negates the possibility of government stimulus coming to the rescue. It’s just such uncertainty, however, for which many of Jackson’s products are designed. The JNL Funds platform offers a wide array of investment choices to provide diversification across asset classes and styles within those products to aid shareholders in sticking to a long-term strategy for attaining their investment goals. With the era of easy money and ever-rising market returns on hiatus, an approach that offers a steady stream of income may provide stability for what looks like stormy seas ahead.

Thank you for choosing Jackson and the JNL Funds for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

JNL Series Trust Market Summary

Major Indices Returns for the Year Ended December 31, 2022

Domestic Equity		Developed International Equity
S&P 500 Index	-18.11%	Morningstar Developed Markets ex-US Index (Net)	-13.69%
Morningstar US Market Index	-19.43	MSCI EAFE Index (Net)	-14.45
Morningstar US Large Cap Index	-20.42
Morningstar US Mid Cap Index	-16.06	Emerging Markets
Morningstar US Small Cap Index	-18.46	Morningstar Emerging Markets Index (Net)	-18.27%

Fixed Income		Alternative Assets
Bloomberg U.S Aggregate Bond Index	-13.01%	Bloomberg Commodity Index	16.10%
Bloomberg U.S. Corporate High Yield Bond Index	-11.19	Morningstar US Real Estate Index	-25.55
Bloomberg Global Aggregate Bond Index	-16.25
		Alternative Strategy
		Wilshire Liquid Alternative Index	-5.62%

Domestic Equity: Stocks delivered their worst calendar year performance since 2008, as the U.S. Federal Reserve (“Fed”) hiked its federal funds rate by more than 425 basis points (4.25%) to combat runaway consumer inflation. The Consumer Price Index (CPI) spiked to a year-over-year reading of 9.1% during the summer, fueled initially by global supply shocks and the impact of the Russia-Ukraine war on energy prices. The Fed, fearing the potential knock-on effects of a wage spiral and 1970s-style stagflation increased rates by the largest and fastest pace since the early 1980s. Fearing that the Fed’s action would send the global economy into recession, stock investors sold first and asked questions later—especially rate-sensitive growth and technology stocks—as the broader U.S. stock market reached bear market territory (-20%).

The sell-off was broad-based in terms of market-capitalization, though mid-cap stocks generally outperformed small-caps with both groups besting larger companies. There was a wide dispersion, however, between sectors and along the value-growth spectrum. The Energy sector was by far and away the best performing area of the market for the second consecutive years, and one of only two sectors to finish with positive results as Utilities eked out meager gains. In general, value-oriented stocks suffered much less than growth stocks as higher interest rates knocked down the price multiples investors were willing to pay for the promise of returns on growth potential. The Communication Services, Consumer Discretionary, and Information Technology sectors were the primary targets of this downward trend, with all three groups down more than 28% for the year.

Fixed Income: The broader bond market declined roughly 13% as the Bloomberg U.S. Aggregate Bond Index delivered the worst calendar year performance in its 46-year history. The rapid increase in short-term interest rates by the Fed drove the yields on US Treasury bonds rapidly higher as investors sold older, lower income generating securities unable to keep up with inflation. The yield curve also quickly inverted, with short-term yields higher than longer-term rates as the bond market tried to catch up with the Fed rate hikes while signaling the potential for recession as investors anticipated trouble ahead from all the geopolitical and economic turmoil. Investment Grade Corporate bonds bore the brunt of the sell-off (-15.76%), though Government bonds—including TIPS—and High Yield fell more than 10% as well.

Developed International Equity: Foreign developed markets staged a huge fourth quarter rally to outpace U.S. stocks by the end of 2022. Much of that final outperformance was driven by the surge in value-oriented stocks. Foreign markets, and especially core foreign indexes, are less tech focused than their U.S. counterparts, with the MSCI EAFE Index weighting in the Information Technology sector less than half that of the S&P 500 Index. Performance was aided by improved economic conditions in Europe as energy prices stabilized thanks to warmer than expected winter conditions as well as a less worrisome rise in inflation. Export-driven developed markets also recovered more quickly than expected from supply-chain issues leftover from Covid lockdowns.

Emerging Markets: Foreign emerging markets failed to get the boost that developed markets received, finishing 2022 with results more in-line with U.S. equities. The performance of emerging markets tended to ebb and flow on sentiment concerning commodity prices, China’s re-opening, and the strength of the U.S. dollar. The dollar surged to record highs mid-year before tapering off sharply in the fourth quarter. Commodity prices soared, then weakened, then recovered somewhat. The rumors of China lifting its Covid restrictions persisted all year long before only coming to fruition at the very end, prompted by protests and increasing evidence of the ineffectiveness of the measures taken.

Alternatives: As represented by the Wilshire Liquid Alternative Index, alternative investment strategies beat stocks and bonds by a wide margin in 2022. Those results masked a wide dispersion in returns for various strategies, even within broader segments. For example, Global Macro strategies focused on commodities delivered strong gains, while others focused on global allocation approaches tended to produce losses. Lower-volatility merger arbitrage strategies only declined modestly, while hedged equity results ran the gamut from mid, single-digit to more than double-digit losses depending on the degree of net long equity exposure and security selection amid the choppy equity markets. Also worthy of note was the dispersion among alternative asset indexes, with real estate down more than 25% as commodities gained more than 16%.

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Balanced Fund

Composition as of December 31, 2022:
Global Balanced	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Balanced Fund outperformed its primary benchmark by posting a return of -13.76% for Class A shares compared to -18.11% for the S&P 500 Index. The Fund outperformed its blended benchmark return of -15.79% for the 60% S&P 500 Index, 40% Bloomberg U.S. Aggregate Bond Index.

The Fund seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Asset Allocation FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Bond Fund of America Fund

Composition as of December 31, 2022:
Domestic Fixed Income	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Bond Fund of America Fund outperformed its primary benchmark by posting a return of -12.86% for Class A shares compared to -13.01% for the Bloomberg U.S. Aggregate Bond Index.

The Fund (“Fund” or “Feeder Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - The Bond Fund of America® (“Master Fund”).The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Capital Income Builder Fund

Composition as of December 31, 2022:
Global Balanced	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Capital Income Builder Fund outperformed its primary benchmark by posting a return of -7.52% for Class A shares compared to -18.04% for the Morningstar Global Target Market Exposure Index (Net). The Fund outperformed its blended benchmark return of -16.36% for the 70% Morningstar Global Target Market Exposure Index (Net), 30% Bloomberg US Aggregate Bond Index.

The Fund seeks both to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years by investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Capital Income Builder FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Capital World Bond Fund

Composition as of December 31, 2022:
Global Fixed Income	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Capital World Bond Fund underperformed its primary benchmark by posting a return of -17.90% for Class A shares compared to -16.25% for the Bloomberg Global Aggregate Index (Unhedged).

The Fund seeks, over the long-term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Capital World Bond FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Growth Fund

Composition as of December 31, 2022:
Global Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Global Growth Fund underperformed its primary benchmark by posting a return of -25.05% for Class A shares compared to -18.04% for the Morningstar Global Target Market Exposure Index (Net).

The Fund seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Growth FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Small Capitalization Fund

Composition as of December 31, 2022:
Global Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Global Small Capitalization Fund underperformed its primary benchmark by posting a return of -29.80% for Class A shares compared to -20.46% for the Morningstar Global Small Cap Target Market Exposure Index (Net).

The Fund seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth Fund

Composition as of December 31, 2022:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Growth Fund underperformed its primary benchmark by posting a return of -30.15% for Class A shares compared to -18.11% for the S&P 500 Index.

The Fund seeks growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® - Growth FundSM (the “Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth-Income Fund

Composition as of December 31, 2022:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Growth-Income Fund outperformed its primary benchmark by

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

posting a return of -16.82% for Class A shares compared to -18.11% for the S&P 500 Index.

The Fund seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth Income FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds International Fund

Composition as of December 31, 2022:
International Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds International Fund underperformed its primary benchmark by posting a return of -21.08% for Class A shares compared to -15.32% for the Morningstar Global ex-US Target Market Exposure Index (Net).

The Fund seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds New World Fund

Composition as of December 31, 2022:
Emerging Markets Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds New World Fund underperformed its primary benchmark by posting a return of -22.42% for Class A shares compared to -18.04% for the Morningstar Global Target Market Exposure Index (Net).

The Fund seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Washington Mutual Investors Fund

Composition as of December 31, 2022:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Washington Mutual Investors Fund outperformed its primary benchmark by posting a return of -8.90% for Class A shares compared to -18.11% for the S&P 500 Index.

The Fund (“Feeder Fund”) seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the shares of the American Funds Insurance Series® - Washington Mutual Investors FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Balanced Fund

††60% S&P 500 Index, 40% Bloomberg U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I
1 Year	-13.76%	1 Year	-13.46%
5 Year	4.95	5 Year	5.28
10 Year	6.04	10 Year	6.31

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Bond Fund of America Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-12.86%	1 Year	-12.54%
Since Inception	-7.24	Since Inception	-6.93
‡Inception date April 26, 2021
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Capital Income Builder Fund

††70% Morningstar Global Target Market Exposure Index (Net), 30% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-7.52%	1 Year	-7.29%
Since Inception	4.58	Since Inception	4.91
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Capital World Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	-17.90%	1 Year	-17.67%
5 Year	-2.07	5 Year	-1.79
10 Year	-0.79	10 Year	-0.54

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Global Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-25.05%	1 Year	-24.82%
5 Year	6.73	5 Year	7.06
Since Inception	8.77	Since Inception	7.66
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Global Small Capitalization Fund

Average Annual Total Returns
Class A		Class I
1 Year	-29.80%	1 Year	-29.59%
5 Year	2.47	5 Year	2.79
10 Year	6.50	10 Year	6.78

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Growth Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-30.15%	1 Year	-29.95%
5 Year	10.77	5 Year	11.10
10 Year	13.22	10 Year	N/A
Since Inception	N/A	Since Inception	11.94
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Growth-Income Fund

Average Annual Total Returns
Class A		Class I
1 Year	-16.82%	1 Year	-16.57%
5 Year	7.42	5 Year	7.74
10 Year	11.10	10 Year	11.38

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds International Fund

Average Annual Total Returns
Class A		Class I
1 Year	-21.08%	1 Year	-20.87%
5 Year	-1.41	5 Year	-1.11
10 Year	3.52	10 Year	3.77

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds New World Fund

Average Annual Total Returns
Class A		Class I
1 Year	-22.42%	1 Year	-22.20%
5 Year	1.89	5 Year	2.20
10 Year	3.84	10 Year	4.11

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Washington Mutual Investors Fund

Average Annual Total Returns
Class A		Class I
1 Year	-8.90%	1 Year	-8.64%
5 Year	6.72	5 Year	7.04
10 Year	10.89	10 Year	11.17

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Feeder Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Bond Index Fund

Composition as of December 31, 2022:
Domestic Fixed Income	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Bond Index Fund underperformed its primary benchmark by posting a return of -13.54% for Class A shares compared to -13.01% for the Bloomberg U.S. Aggregate Bond Index.

The investment objective of the Fund is to track the performance of the Index to provide a moderate rate of income by investing in domestic fixed-income investments through exclusive investment in shares of the JNL Bond Index Fund (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The Schedules of Investments and Financial Statements for the Master Fund are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Mellon Emerging Markets Index Fund

Composition as of December 31, 2022:
Emerging Markets Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Emerging Markets Index Fund underperformed its primary benchmark by posting a return of -18.97% for Class A shares compared to -18.15% for the Morningstar Emerging Markets Target Market Exposure Index (Net).

The investment objective of the Fund is to track the performance of the Morningstar Emerging Markets Target Market Exposure Index (Net), which is a rules-based, float market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the emerging markets equity markets through exclusive investment in shares of the JNL Emerging Markets Index Fund. The performance of the Fund is directly related to the performance of the Master Fund. The Schedules of Investments and Financial Statements for the Master Fund are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Mellon International Index Fund

Composition as of December 31, 2022:
International Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon International Index Fund outperformed its primary benchmark by posting a return of -14.20% for Class A shares compared to -14.31% for the Morningstar Developed Markets ex-North America Target Market Exposure Index (Net).

The investment objective of the Fund is to track the performance of the Index to provide long-term capital growth by investing in international equity securities through exclusive investment in shares of the JNL International Index Fund. The performance of the Fund is directly related to the performance of the Master Fund. The Schedules of Investments and Financial Statements for the Master Fund are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Mellon S&P 400 MidCap Index Fund

Composition as of December 31, 2022:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon S&P 400 MidCap Index Fund underperformed its primary benchmark by posting a return of -13.54% for Class A shares compared to -13.06% for the S&P MidCap 400 Index.

The investment objective of the Fund is to track the performance of the Index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations through exclusive investment in shares of the JNL Mid Cap Index Fund. The performance of the Fund is directly related to the performance of the Master Fund. The Schedules of Investments and Financial Statements for the Master Fund are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Mellon Small Cap Index Fund

Composition as of December 31, 2022:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Small Cap Index Fund underperformed its primary benchmark by posting a return of -16.64% for Class A shares compared to -16.10% for the S&P SmallCap 600 Index.

The investment objective of the Fund is to track the performance of the Index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies through exclusive investment in shares of the JNL Small Cap Index Fund. The performance of the Fund is directly related to the performance of the Master Fund. The Schedules of Investments and Financial Statements for the Master Fund are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Mellon Feeder Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Bond Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-13.54%	1 Year	-13.26%
5 Year	-0.57	5 Year	-0.25
10 Year	0.46	10 Year	0.72

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Emerging Markets Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-18.97%	1 Year	-18.63%
5 Year	-1.76	5 Year	-1.43
10 Year	0.70	10 Year	0.98

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon International Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-14.20%	1 Year	-13.91%
5 Year	1.27	5 Year	1.58
10 Year	4.24	10 Year	4.50

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Feeder Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon S&P 400 MidCap Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-13.54%	1 Year	-13.27%
5 Year	6.13	5 Year	6.46
10 Year	10.21	10 Year	10.46

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Small Cap Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-16.64%	1 Year	-16.38%
5 Year	5.34	5 Year	5.65
10 Year	9.80	10 Year	10.07

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its investment objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL Aggressive Growth Allocation Fund

Composition as of December 31, 2022:
Domestic Equity	51.3%
International Equity	16.5
Alternative	10.1
Global Equity	9.9
Emerging Markets Equity	6.2
Domestic Fixed Income	6.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL Aggressive Growth Allocation Fund underperformed its primary benchmark by posting a return of -19.81% for Class A shares compared to -15.93% for the Morningstar Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of -17.46% for the 90% Morningstar Global Target Market Exposure Index (Net), 10% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is capital growth through investment in the Underlying Funds.

Under normal circumstances, the Fund allocates approximately 70% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund underperformed its benchmark due to underperformance within the equity sleeves. Within international equities, a growth style tilt was a headwind. JNL Multi-Manager International Small Cap (-30.27%), JNL/WCM Focused International Equity (-28.50%), JNL/Loomis Sayles Global Growth (-25.97%), and JNL Multi-Manager Emerging Markets (-23.93%) Funds were top detractors.

In the domestic equity sleeve, significant underperformance from JNL/Baillie Gifford US Equity Growth (-55.62%), JNL/T. Rowe Price Established Growth (-38.63%), and JNL Multi-Manager Small Cap Growth (-30.88%) Funds detracted from relative returns. JNL/JPMorgan U.S. Value (-2.64%) and JNL/WMC Equity Income (+1.18%) Funds provided some ballast for the year due to their value style and defensive nature.

In the alternative sleeve, JNL Multi-Manager Alternative Fund (-10.20%) underperformed its benchmark and held back overall Fund performance.

The fixed income sleeves contributed positively to Fund results in the year. Intra-asset class positioning and strong manager performance aided returns. The Fund’s only two fixed income holdings, JNL/Lord Abbett Short Duration Income (-4.73%) and JNL/DoubleLine Total Return (-12.75%) Funds were relative outperformers in a severely down year for fixed income markets broadly.

JNL Conservative Allocation Fund

Composition as of December 31, 2022:
Domestic Fixed Income	65.6%
Alternative	10.2
Domestic Equity	8.9
International Equity	5.8
Domestic Balanced	5.5
Emerging Markets Fixed Income	3.0
Emerging Markets Equity	1.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL Conservative Allocation Fund underperformed its primary benchmark by posting a return of -13.19% for Class A shares compared to -13.15% for the Morningstar Conservative Target Risk Index. The Fund outperformed its blended benchmark return of -13.88% for the 20% Morningstar Global Target Market Exposure Index (Net), 80% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is to seek the generation of income through investment in other funds (the “Underlying Funds”).

Under normal circumstances, the Fund allocates approximately 0% to 40% of its assets to Underlying Funds that invest primarily in equity securities, 60% to 100% to Underlying Funds that invest primarily in fixed income-securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund underperformed its benchmark due primarily to underperformance within the international equity and alternative sleeves. Within international equities, growth style and emerging markets exposure were headwinds. Despite relatively small position sizes, JNL/Loomis Sayles Global Growth (-25.97%), JNL/WCM Focused International Equity (-28.50%), and JNL/GQG Emerging Markets Equity (-21.62%) Funds were weak enough to be top detractors. In the alternative sleeve, JNL Multi-Manager Alternative Fund (-10.20%) underperformed its benchmark and held back overall performance.

Performance in the domestic equity sleeve was mixed. JNL/DoubleLine Shiller Enhanced CAPE (-23.49%) and JNL Multi-Manager Small Cap Growth (-30.88%) Funds underperformed but were somewhat offset by better returns from JNL/JPMorgan U.S. Value (-2.64%), JNL/WMC Equity Income (+1.18%), and JNL/JPMorgan Hedged Equity (-8.04%) Funds.

The fixed income sleeves contributed positively to Fund results in the year. Intra-asset class positioning and strong manager performance aided returns. JNL/Lord Abbett Short Duration Income (-4.73%) and JNL/PIMCO Income (-7.81%) Funds were relative outperformers in a severely down year for fixed income markets broadly. Those positions were somewhat offset by JNL/PIMCO Investment Grade Credit Bond (-16.23%), JNL/DoubleLine Emerging Markets Fixed Income (-14.78%), and JNL/T. Rowe Price High Yield (-14.56%) Funds.

JNL Growth Allocation Fund

Composition as of December 31, 2022:
Domestic Equity	42.6%
Domestic Fixed Income	17.2
International Equity	15.7
Alternative	11.5
Global Equity	7.2
Emerging Markets Equity	4.8
Emerging Markets Fixed Income	1.0
Materials	-
Utilities	-
Financials	-
Communication Services	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL Growth Allocation Fund underperformed its primary benchmark by posting a return of -18.64% for Class A shares compared to -15.48% for the Morningstar Moderately Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of -16.90% for the 80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is to seek capital growth and current income.

Under normal circumstances, the Fund allocates approximately 60% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 40% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund underperformed its benchmark due to underperformance within the equity sleeves. Within international equities, a growth style tilt was a headwind. JNL Multi-Manager International Small Cap (-30.27%), JNL/WCM Focused International Equity (-28.50%), JNL/Loomis Sayles Global Growth (-25.97%), and JNL Multi-Manager Emerging Markets (-23.93%) Funds were top detractors.

In the domestic equity sleeve, significant underperformance from JNL/Baillie Gifford US Equity Growth (-55.62%), JNL/T. Rowe Price Established Growth (-38.63%), and JNL Multi-Manager Small Cap Growth (-30.88%) Funds detracted from relative returns. JNL/JPMorgan

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

U.S. Value (-2.64%) and JNL/WMC Equity Income (+1.18%) Funds provided some ballast for the year due to their value style and defensive nature.

In the alternative sleeve, JNL Multi-Manager Alternative Fund (-10.20%) underperformed its benchmark and held back overall Fund performance.

The fixed income sleeves contributed positively to Fund results in the year. Intra-asset class positioning and strong manager performance aided returns. JNL/Lord Abbett Short Duration Income (-4.73%) and JNL/DoubleLine Total Return (-12.75%) Funds were relative outperformers in a severely down year for fixed income markets broadly. Those positions were somewhat offset by JNL/PIMCO Investment Grade Credit Bond (-16.23%), JNL/DoubleLine Emerging Markets Fixed Income (-14.78%), and JNL/T. Rowe Price High Yield (-14.56%) Funds.

JNL Moderate Allocation Fund

Composition as of December 31, 2022:
Domestic Fixed Income	47.8%
Domestic Equity	19.2
Alternative	11.2
International Equity	7.8
Domestic Balanced	6.3
Global Equity	2.7
Emerging Markets Fixed Income	2.5
Emerging Markets Equity	2.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL Moderate Allocation Fund underperformed its primary benchmark by posting a return of -14.70% for Class A shares compared to -13.85% for the Morningstar Moderately Conservative Target Risk Index. The Fund outperformed its blended benchmark return of -14.82% for the 40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is to seek a balance between the generation of income and the long-term growth of capital through investment in the Underlying Funds.

Under normal circumstances, the Fund allocates approximately 20% to 60% of its assets to Underlying Funds that invest primarily in equity securities, 40% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund underperformed its benchmark due to underperformance within the international equity sleeve and select underperforming funds in the alternative and domestic equity sleeves. Within international equities, a growth style tilt was a headwind. JNL Multi-Manager International Small Cap (-30.27%), JNL/WCM Focused International Equity (-28.50%), JNL/Loomis Sayles Global Growth (-25.97%), and JNL Multi-Manager Emerging Markets (-23.93%) Funds were top detractors.

Performance in the domestic equity sleeve was mixed. Significant underperformance from JNL/T. Rowe Price Established Growth (-38.63%), and JNL Multi-Manager Small Cap Growth (-30.88%) Funds was offset by better returns from JNL/JPMorgan U.S. Value (-2.64%), JNL/WMC Equity Income (+1.18%), and JNL/JPMorgan Hedged Equity (-8.04%) Funds.

In the alternative sleeve, JNL Multi-Manager Alternative Fund (-10.20%) underperformed its benchmark and held back overall Fund performance.

The fixed income sleeves contributed positively to Fund results in the year. Intra-asset class positioning and strong manager performance aided returns. JNL/Lord Abbett Short Duration Income (-4.73%) and JNL/PIMCO Income (-7.81%) Funds were relative outperformers in a severely down year for fixed income markets broadly. Those positions were somewhat offset by JNL/PIMCO Investment Grade Credit Bond (-16.23%), JNL/DoubleLine Emerging Markets Fixed Income (-14.78%), and JNL/T. Rowe Price High Yield (-14.56%) Funds.

JNL Moderate Growth Allocation Fund

Composition as of December 31, 2022:
Domestic Fixed Income	31.8%
Domestic Equity	29.3
Alternative	13.4
International Equity	10.7
Domestic Balanced	6.0
Emerging Markets Equity	3.5
Global Equity	3.3
Emerging Markets Fixed Income	2.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL Moderate Growth Allocation Fund underperformed its primary benchmark by posting a return of -15.77% for Class A shares compared to -14.77% for the Morningstar Moderate Target Risk Index. The Fund outperformed its blended benchmark return of -15.83% for the 60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is to seek capital growth and current income.

Under normal circumstances, the Fund allocates approximately 40% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 60% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund underperformed its benchmark due to underperformance within the equity sleeves. Within international equities, a growth style tilt was a headwind. JNL Multi-Manager International Small Cap (-30.27%), JNL/WCM Focused International Equity (-28.50%), JNL/Loomis Sayles Global Growth (-25.97%), and JNL Multi-Manager Emerging Markets (-23.93%) Funds were top detractors.

In the domestic equity sleeve, significant underperformance from JNL/T. Rowe Price Established Growth (-38.63%), and JNL Multi-Manager Small Cap Growth (-30.88%) Funds detracted from relative returns. JNL/JPMorgan U.S. Value (-2.64%), JNL/WMC Equity Income (+1.18%), and JNL/JPMorgan Hedged Equity (-8.04%) Funds provided some ballast for the year due to their value style and defensive nature.

In the alternative sleeve, JNL Multi-Manager Alternative Fund (-10.20%) underperformed its benchmark and held back overall Fund performance.

The fixed income sleeves contributed positively to Fund results in the year. Intra-asset class positioning and strong manager performance aided returns. JNL/Lord Abbett Short Duration Income (-4.73%) and JNL/PIMCO Income (-7.81%) Funds were relative outperformers in a severely down year for fixed income markets broadly. Those positions were somewhat offset by JNL/PIMCO Investment Grade Credit Bond (-16.23%), JNL/DoubleLine Emerging Markets Fixed Income (-14.78%), and JNL/T. Rowe Price High Yield (-14.56%) Funds.

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

JNL Aggressive Growth Allocation Fund

††90% Morningstar Global Target Market Exposure Index (Net), 10% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-19.81%	1 Year	-19.61%
5 Year	3.98	5 Year	4.28
10 Year	7.30	10 Year	N/A
Since Inception	N/A	Since Inception	4.99
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Conservative Allocation Fund

††20% Morningstar Global Target Market Exposure Index (Net), 80% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-13.19%	1 Year	-12.89%
5 Year	1.07	5 Year	1.38
10 Year	2.03	10 Year	N/A
Since Inception	N/A	Since Inception	1.59
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson National Asset Management assumed portfolio management responsibility on April 27, 2015.

JNL Growth Allocation Fund

††80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-18.64%	1 Year	-18.40%
5 Year	3.61	5 Year	3.91
10 Year	6.76	10 Year	N/A
Since Inception	N/A	Since Inception	4.54
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

JNL Moderate Allocation Fund

††40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-14.70%	1 Year	-14.45%
5 Year	2.29	5 Year	2.61
10 Year	4.10	10 Year	N/A
Since Inception	N/A	Since Inception	2.91
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson National Asset Management assumed portfolio management responsibility on April 27, 2015.

JNL Moderate Growth Allocation Fund

††60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-15.77%	1 Year	-15.52%
5 Year	3.16	5 Year	3.48
10 Year	5.69	10 Year	N/A
Since Inception	N/A	Since Inception	3.94
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its investment objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Schedules of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

JNL/American Funds Growth Allocation Fund

Composition as of December 31, 2022:
Domestic Equity	44.6%
Global Equity	19.1
Domestic Fixed Income	17.9
International Equity	9.2
Emerging Markets Equity	7.6
Emerging Markets Fixed Income	1.6
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Growth Allocation Fund underperformed its primary benchmark by posting a return of -19.31% for Class A shares compared to -15.48% for the Morningstar Moderately Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of -16.90% for the 80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is to seek capital growth with secondary emphasis on current income.

Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% to Underlying Funds that invest primarily in fixed-income securities. The equity and fixed-income allocation may fall outside of the above limits in a volatile market environment where investment outcomes are expected to remain beyond normal range.

The Fund underperformed its benchmark in 2022 due to poor relative performance from Underlying Funds within the Fund’s equity sleeves. A growth bias was a headwind for the Fund during the year. American Funds Insurance Series - Growth Fund (-29.76%), American Funds SMALLCAP World Fund (-29.63%), and American Funds Insurance Series - Global Growth Fund (-24.54%) Funds were the biggest detractors. American Funds Washington Mutual Investors Fund (-8.18%) was a positive contributor for the year as it outperformed the equity benchmark.

The fixed income sleeve contributed positively to Fund results but did not offset the equity underperformance. American Funds Insurance Series - The Bond Fund of America (-12.26%), American Funds Short Term Bond Fund of America (-1.68%), and American Funds Insurance Series - American High-Income Trust (-9.01%) were top contributors for the year.

JNL/American Funds Moderate Growth Allocation Fund

Composition as of December 31, 2022:
Domestic Fixed Income	36.1%
Domestic Equity	34.7
Global Equity	13.6
International Equity	8.4
Emerging Markets Equity	4.6
Emerging Markets Fixed Income	2.6
Total Investments	100.0%

For the year ended December 31, 2022, JNL/American Funds Moderate Growth Allocation Fund underperformed its primary benchmark by posting a return of -17.24% for Class A shares compared to -14.77% for the Morningstar Moderate Target Risk Index. The Fund underperformed its blended benchmark return of -15.83% for the 60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is to seek a balance between current income and growth of capital.

Under normal circumstances, the Fund allocates approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed-income securities. The equity and fixed-income allocation may fall outside of the above limits in a volatile market environment where investment outcomes are expected to remain beyond normal range.

The Fund underperformed its benchmark in 2022 due to poor relative performance from Underlying Funds within the Fund’s equity sleeves. A growth bias was a headwind for the Fund during the year. American Funds Insurance Series - Growth Fund (-29.76%), American Funds SMALLCAP World Fund (-29.63%), and American Funds Insurance Series - Global Growth Fund (-24.54%) Funds were the biggest detractors. American Funds Washington Mutual Investors Fund (-8.18%) was a positive contributor for the year as it outperformed the equity benchmark.

The fixed income sleeve contributed positively to Fund results but did not offset the equity underperformance. American Funds Insurance Series - The Bond Fund of America (-12.26%), American Funds Short Term Bond Fund of America (-1.68%), and American Funds Insurance Series American High-Income Trust (-9.01%) were top contributors for the year.

JNL/American Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/American Funds Growth Allocation Fund

††80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-19.31%	1 Year	-19.05%
5 Year	5.14	5 Year	5.46
10 Year	7.71	10 Year	N/A
Since Inception	N/A	Since Inception	6.08
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Moderate Growth Allocation Fund

††60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-17.24%	1 Year	-16.98%
5 Year	3.87	5 Year	4.17
10 Year	6.06	10 Year	N/A
Since Inception	N/A	Since Inception	4.63
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Funds of Funds Goldman Sachs Asset Management, L.P. (Unaudited)

The JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Growth Fund and JNL/Goldman Sachs Managed Aggressive Growth Fund (collectively “JNL/Goldman Sachs Funds”). Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Goldman Sachs Managed Aggressive Growth Fund

Composition as of December 31, 2022:
Domestic Equity	63.4%
International Equity	13.9
Alternative	6.1
Domestic Fixed Income	6.0
Global Equity	4.0
Emerging Markets Equity	2.6
Emerging Markets Fixed Income	2.0
Money Market	2.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Goldman Sachs Managed Aggressive Growth Fund underperformed its primary benchmark by posting a return of -22.15% for Class A shares compared to -15.93% for the Morningstar Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of -16.49% for the 65% S&P 500 Index, 25% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 10% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is capital growth.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 10% to Underlying Funds that invest primarily in money market securities.

During 2022, Goldman Sachs Asset Management implemented the following asset allocation and fund selection changes in the Fund.

In January, we trimmed out of benchmark emerging markets (“EM”) equities in favor of international developed equity funds due to concerns with Chinese growth due to zero COVID-19 policy.

In March, within both international developed and domestic equity asset classes, we shifted allocations to slightly bias value over-growth managers by trimming higher-beta, growth biased managers due to geopolitical uncertainty and the higher global inflationary environment. We further reduced EM equities given ongoing China growth concerns.

In May, shifted allocations to target a “neutral” level of risk by reducing both international developed and domestic growth biased equity funds to seed new allocations in commodity and global natural resources funds since these types of strategies have performed well during periods of high inflation. Additionally, increased allocations to intermediate- and short-term fixed income funds that lowered overall duration in the Fund.

In November, international equities were further reduced relative to benchmark targets. Also, EM equities funds were slightly trimmed. Within U.S. equity asset class, shifts in allocations were implemented to reduce the differences between U.S. large-cap value and growth funds along with lessening single-manager risk. Fixed income allocations were increased to higher-quality fixed income funds. A 2% cash position was implemented reflecting heightened volatility during this late cycle environment.

The top five relative contributors to performance were JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Newton Equity Income Fund, JNL/WMC Government Money Market Fund, JNL/T. Rowe Price Short-Term Bond Fund, and JNL/JPMorgan U.S. Value Fund. The top five relative detractors to performance were JNL/T. Rowe Price Established Growth Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/ClearBridge Large Cap Growth Fund, JNL/Invesco Global Growth Fund, and JNL/WCM Focused International Equity Fund.

JNL/Goldman Sachs Managed Conservative Fund

Composition as of December 31, 2022:
Domestic Fixed Income	72.2%
Domestic Equity	12.7
Alternative	5.1
Global Fixed Income	4.0
Emerging Markets Fixed Income	2.0
Money Market	2.0
Emerging Markets Equity	1.0
International Equity	1.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Goldman Sachs Managed Conservative Fund underperformed its primary benchmark by posting a return of -14.61% for Class A shares compared to -13.15% for the Morningstar Conservative Target Risk Index. The Fund underperformed its blended benchmark return of -13.65% for the 15% S&P 500, 5% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 80% Bloomberg US Aggregate Bond Index.

The investment objective for the Fund is to seek current income. Capital growth is a secondary objective.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% to 90% to Underlying Funds that invest primarily in fixed income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities.

During 2022, Goldman Sachs Asset Management implemented the following asset allocation and fund selection changes in the Fund.

In January, we trimmed out of benchmark emerging markets (“EM”) equities in favor of international developed equity funds due to concerns with Chinese growth due to zero COVID-19 policy.

In March, within the international developed equity asset class, we trimmed a higher-beta, growth biased manager due to geopolitical uncertainty and the higher global inflationary environment. We increased allocations to longer maturity fixed income funds at the expense of EM debt, flexible income-oriented and short-term fixed income funds, thus enhancing overall level of duration, or interest rate sensitivity.

In May, shifted allocations to target a “neutral” level of risk by reducing both international developed and domestic growth biased equity funds to seed new allocations in commodity and global natural resources funds since these types of strategies have performed well during periods of high inflation. Additionally, increased allocations to higher-quality and short-term fixed income funds at the expense of EM debt and high yield funds that lowered overall duration in the Fund.

In November, international equities were further reduced relative to benchmark targets. Within U.S. equity asset class, shifts in allocations were implemented to reduce the differences between U.S. large-cap value and growth funds along with lessening single-manager risk. Fixed income allocations were increased in short-term, income focused and short-term, fixed income funds. A 2% cash position was implemented reflecting heightened volatility during this late cycle environment.

The top five relative contributors to performance were JNL/WMC Government Money Market Fund, JNL/Invesco Diversified Dividend Fund, JNL/BlackRock Global Natural Resources Fund, JNL/Causeway International Value Select Fund, and JNL/T. Rowe Price Short-Term Bond Fund. The top five relative detractors to performance were JNL/PIMCO

JNL/Goldman Sachs Funds of Funds Goldman Sachs Asset Management, L.P. (Unaudited)

Investment Grade Credit Bond Fund, JNL/DoubleLine Total Return Fund, JNL/PPM America Total Return Fund, JNL/DoubleLine Core Fixed Income Fund, and JNL/BlackRock Large Cap Select Growth Fund.

JNL/Goldman Sachs Managed Growth Fund

Composition as of December 31, 2022:
Domestic Equity	58.5%
Domestic Fixed Income	16.1
International Equity	10.7
Alternative	6.1
Global Equity	2.5
Emerging Markets Fixed Income	2.1
Emerging Markets Equity	2.0
Money Market	2.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Goldman Sachs Managed Growth Fund underperformed its primary benchmark by posting a return of -21.14% for Class A shares compared to -15.48% for the Morningstar Moderately Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of -16.11% for the 60% S&P 500 Index, 20% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 20% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is to seek capital growth. Current income is secondary objective.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0% to 15% to Underlying Funds that invest primarily in money market securities.

During 2022, Goldman Sachs Asset Management implemented the following asset allocation and fund selection changes in the Fund.

In January, we trimmed out-of-benchmark emerging markets (“EM”) equities in favor of international developed equity funds due to concerns with Chinese growth due to zero COVID-19 policy.

In March, within both international developed and domestic equity asset classes, we shifted allocations to slightly bias value overgrowth managers by trimming higher-beta, growth biased managers due to geopolitical uncertainty and the higher global inflationary environment. We further reduced EM equities given ongoing China growth concerns.

In May, shifted allocations to target a “neutral” level of risk by reducing both international developed and domestic growth-biased equity funds to seed new allocations in commodity and global natural resources funds since these types of strategies have performed well during periods of high inflation. Additionally, increased allocations to intermediate- and short-term fixed income funds that lowered overall duration in the Fund.

In November, international equities were further reduced relative to benchmark targets. Also, EM equities funds were slightly trimmed. Within U.S. equity asset class, shifts in allocations were implemented to reduce the differences between U.S. large-cap value and growth funds along with lessening single-manager risk. Fixed income allocations were increased in short-term, income-focused fixed income funds. A 2% cash position was implemented reflecting heightened volatility during this late cycle environment.

The top five relative contributors to performance were JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Newton Equity Income Fund, JNL/Lord Abbett Short Duration Income Fund, JNL/WMC Government Money Market Fund, and JNL/T. Rowe Price Short-Term Bond Fund. The top five relative detractors to performance were JNL/T. Rowe Price Established Growth Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/ClearBridge Large Cap Growth Fund, JNL/Invesco Global Growth Fund, and JNL/WCM Focused International Equity Fund.

JNL/Goldman Sachs Managed Moderate Fund

Composition as of December 31, 2022:
Domestic Fixed Income	54.2%
Domestic Equity	27.7
International Equity	5.5
Alternative	5.1
Emerging Markets Fixed Income	2.0
Global Fixed Income	2.0
Money Market	2.0
Emerging Markets Equity	1.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Goldman Sachs Managed Moderate Fund underperformed its primary benchmark by posting a return of -16.51% for Class A shares compared to -13.85% for the Morningstar Moderately Conservative Target Risk Index. The Fund underperformed its blended benchmark return of -14.38% for the 30% S&P 500, 10% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 60% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is current income and capital growth.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 25% to Underlying Funds that invest primarily in money market securities.

During 2022, Goldman Sachs Asset Management implemented the following asset allocation and fund selection changes in the Fund.

In January, we trimmed out of benchmark emerging markets (“EM”) equities in favor of international developed equity funds due to concerns with Chinese growth due to zero COVID-19 policy.

In March, within both international developed and domestic equity asset classes, we shifted allocations to slightly bias value overgrowth managers by trimming higher beta, growth biased managers due to geopolitical uncertainty and the higher global inflationary environment. We further reduced EM equities given ongoing China growth concerns. We increased allocations to longer maturity fixed income funds at the expense of EM debt, flexible income oriented and short-term fixed income funds, thus enhancing overall level of duration, or interest rate sensitivity.

In May, shifted allocations to target a “neutral” level of risk by reducing both international developed and domestic growth-biased equity funds to seed new allocations in commodity and global natural resources funds since these types of strategies have performed well during periods of high inflation. Additionally, increased allocations to higher-quality and short-term fixed income funds that lowered overall duration in the Fund.

In November, international equities were further reduced relative to benchmark targets. Within U.S. equity asset class, shifts in allocations were implemented to reduce the differences between U.S. large-cap value and growth funds along with lessening single-manager risk. Fixed income allocations were increased in short-term, income focused and short-term, fixed income funds. A 2% cash position was implemented reflecting heightened volatility during this late cycle environment.

The top five relative contributors to performance were JNL/WMC Government Money Market Fund, JNL/Invesco Diversified Dividend Fund, JNL/BlackRock Global Natural Resources Fund, JNL/WMC Value Fund and JNL/Neuberger Berman Commodity Strategy Fund. The top five relative detractors to performance were JNL/T. Rowe Price Established Growth Fund, JNL/PIMCO Investment Grade Credit Bond Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/PPM America Total Return Fund, and JNL/ClearBridge Large Cap Growth Fund.

JNL/Goldman Sachs Funds of Funds Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Managed Moderate Growth Fund

Composition as of December 31, 2022:
Domestic Equity	43.1%
Domestic Fixed Income	36.1
International Equity	8.6
Alternative	5.1
Emerging Markets Fixed Income	2.1
Emerging Markets Equity	2.0
Money Market	2.0
Global Equity	1.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Goldman Sachs Managed Moderate Growth Fund underperformed its primary benchmark by posting a return of -18.94% for Class A shares compared to -14.77% for the Morningstar Moderate Target Risk Index. The Fund underperformed its blended benchmark return of -15.20% for the 45% S&P 500, 15% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 40% Bloomberg US Aggregate Bond Index.

The investment objective of the Fund is capital growth and current income.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

During 2022, Goldman Sachs Asset Management implemented the following asset allocation and fund selection changes in the Fund.

In January, we trimmed out of benchmark emerging markets (“EM”) equities in favor of international developed equity funds due to concerns with Chinese growth due to zero COVID-19 policy.

In March, within both international developed and domestic equity asset classes, we shifted allocations to slightly bias value overgrowth managers by trimming higher beta, growth biased managers due to geopolitical uncertainty and the higher global inflationary environment. We further reduced EM equities given ongoing China growth concerns. We increased allocations to longer maturity fixed income funds at the expense of EM debt, flexible income oriented and short-term fixed income funds, thus enhancing overall level of duration, or interest rate sensitivity.

In May, shifted allocations to target a “neutral” level of risk by reducing both international developed and domestic growth biased equity funds to seed new allocations in commodity and global natural resources funds since these types of strategies have performed well during periods of high inflation. Additionally, increased allocations to higher quality and short-term fixed income funds that lowered overall duration in the Fund.

In November, international equities were further reduced relative to benchmark targets. Within U.S. equity asset class, shifts in allocations were implemented to reduce the differences between U.S. large-cap value and growth funds along with lessening single-manager risk. Fixed income allocations were increased in short-term, income-focused and short-term, fixed income funds. A 2% cash position was implemented reflecting heightened volatility during this late cycle environment.

The top five relative contributors to performance were JNL/Newton Equity Income Fund, JNL/WMC Government Money Market Fund, JNL/Lord Abbett Short Duration Income Fund, JNL/JPMorgan U.S. Value Fund, and JNL/Invesco Diversified Dividend Fund. The top five relative detractors to performance were JNL/T. Rowe Price Established Growth Fund, JNL/ClearBridge Large Cap Growth Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/WCM Focused International Equity Fund, and JNL/T. Rowe Price Value Fund.

JNL/Goldman Sachs Managed Aggressive Growth Fund

††65% S&P 500 Index, 25% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 10% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-22.15%	1 Year	-21.95%
5 Year	5.17	5 Year	5.48
10 Year	8.43	10 Year	N/A
Since Inception	N/A	Since Inception	6.34
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Funds of Funds Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Managed Conservative Fund

††15% S&P 500, 5% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 80% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-14.61%	1 Year	-14.39%
5 Year	0.89	5 Year	1.13
10 Year	2.21	10 Year	N/A
Since Inception	N/A	Since Inception	1.34
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Managed Growth Fund

††60% S&P 500 Index, 20% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 20% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-21.14%	1 Year	-20.91%
5 Year	4.63	5 Year	4.94
10 Year	7.59	10 Year	N/A
Since Inception	N/A	Since Inception	5.73
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Managed Moderate Fund

††30% S&P 500, 10% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 60% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-16.51%	1 Year	-16.26%
5 Year	2.12	5 Year	2.43
10 Year	4.00	10 Year	N/A
Since Inception	N/A	Since Inception	2.79
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Funds of Funds Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Managed Moderate Growth Fund

††45% S&P 500, 15% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 40% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-18.94%	1 Year	-18.70%
5 Year	3.30	5 Year	3.60
10 Year	5.64	10 Year	N/A
Since Inception	N/A	Since Inception	4.17
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL iShares Tactical Funds Jackson National Asset Management, LLC (Unaudited)

JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund and JNL iShares Tactical Growth Fund (collectively “JNL iShares Tactical Funds”) seek to achieve their investment objectives by investing in a diversified group of underlying exchange traded funds (“ETFs”). Each JNL iShares Tactical Fund’s asset allocation is determined by the Funds’ Adviser through a proprietary asset allocation model. The Funds’ Sub-Adviser, Mellon Capital Management Corporation, executes transactions in the underlying ETFs to closely replicate the allocation determined by the Adviser.

All three Funds outperformed their benchmarks due to an underweight to fixed income and strong results from sub asset class positioning. Sector specific positions in real estate and information technology equities were the biggest contributors as both areas outperformed the broad market. Those positions helped offset weakness from a position in emerging markets which was the biggest detractor across the Funds. Within fixed income, a new position in high-yield securities added most to relative performance in an environment that saw relatively benign credit outlook.

Changes to the Funds early in the year enhanced cyclicality in the equity sleeves by adding a new position in iShares U.S. Industrials ETF and adding to iShares Global Infrastructure ETF while selling the more defensive iShares U.S. Utilities ETF and trimming iShares USA Quality Factor ETF. Within fixed income, the Funds leaned into a barbell approach by adding iShares 0-5 Year High-Yield Corporate Bond ETF alongside iShares Ultra Short-Term Bond ETF.

In September, the Funds were rebalanced towards target weights while still maintaining an equity overweight. iShares U.S. Industrials ETF was sold from the Funds while a dedicated onshore China position in iShares MSCI China ETF was added.

JNL iShares Tactical Growth Fund

Composition as of December 31, 2022:
Domestic Equity	48.1%
Domestic Fixed Income	21.0
Global Equity	10.9
International Equity	10.2
Emerging Markets Equity	5.8
Alternative	1.0
Securities Lending Collateral	1.5
Short Term Investments	1.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL iShares Tactical Growth Fund outperformed its primary benchmark by posting a return of -15.35% for Class A shares compared to -15.48% for the Morningstar Moderately Aggressive Target Risk Index. The Fund outperformed its blended benchmark return of -16.90% for the 80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg US Aggregate Bond Index.

The Fund’s investment objective is to seek long term growth of capital through investment in exchange traded funds (“ETFs”). Under normal market conditions, the Fund allocates approximately 60% to 100% (with a target allocation of 80%) of its assets to underlying ETFs that invest primarily in equity securities and 0% to 40% (with a target allocation of 20%) of its assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Moderate Fund

Composition as of December 31, 2022:
Domestic Fixed Income	55.6%
Domestic Equity	21.3
Global Equity	5.9
International Equity	5.4
Emerging Markets Equity	2.8
Alternative	0.6
Securities Lending Collateral	5.4
Short Term Investments	3.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL iShares Tactical Moderate Fund outperformed its primary benchmark by posting a return of -13.15% for Class A shares compared to -13.85% for the Morningstar Moderately Conservative Target Risk Index. The Fund outperformed its blended benchmark return of -14.82% for the 40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg US Aggregate Bond Index.

The Fund’s investment objective is to seek long term growth of capital through investment in exchange traded funds (“ETFs”). Under normal market conditions, the Fund allocates approximately 20% to 60% (with a target allocation of 40%) of its assets to underlying ETFs that invest primarily in equity securities and 40% to 80% (with a target allocation of 60%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Moderate Growth Fund

Composition as of December 31, 2022:
Domestic Fixed Income	40.2%
Domestic Equity	34.7
International Equity	8.8
Global Equity	8.4
Emerging Markets Equity	3.5
Alternative	0.8
Short Term Investments	2.0
Securities Lending Collateral	1.6
Total Investments	100.0%

For the year ended December 31, 2022, JNL iShares Tactical Moderate Growth Fund outperformed its primary benchmark by posting a return of -14.36% for Class A shares compared to -14.77% for the Morningstar Moderate Target Risk Index. The Fund outperformed its blended benchmark return of -15.83% for the 60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg US Aggregate Bond Index.

The Fund’s investment objective is to seek long term growth of capital through investment in exchange traded funds (“ETFs”). Under normal market conditions, the Fund allocates approximately 40% to 80% (with a target allocation of 60%) of its assets to underlying ETFs that invest primarily in equity securities and 20% to 60% (with a target allocation of 40%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Funds Jackson National Asset Management, LLC (Unaudited)

JNL iShares Tactical Growth Fund

††80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-15.35%	1 Year	-15.12%
5 Year	3.86	5 Year	4.18
10 Year	6.84	10 Year	N/A
Since Inception	N/A	Since Inception	5.14
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL iShares Tactical Moderate Fund

††40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-13.15%	1 Year	-12.88%
5 Year	1.92	5 Year	2.24
10 Year	3.71	10 Year	N/A
Since Inception	N/A	Since Inception	2.82
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL iShares Tactical Moderate Growth Fund

††60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	-14.36%	1 Year	-14.09%
5 Year	3.01	5 Year	3.34
10 Year	5.51	10 Year	N/A
Since Inception	N/A	Since Inception	4.08
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard ETF Allocation Funds Jackson National Asset Management, LLC (Unaudited)

Changes to the JNL/Vanguard ETF Allocation Funds were made in March with an aim of rebalancing asset class allocations closer to strategic weights. Those changes resulted in a modest reduction to equities and increase to fixed income although the Funds remained slightly overweight equities with a view that the asset class offered more compelling risk-reward opportunities in an environment of negative real rates.

Within equities, there was a minor shift toward core and value-oriented investments. The Vanguard Mid-Cap ETF and Vanguard FTSE Emerging Markets ETF were trimmed while positions in the Vanguard Dividend Appreciation, Vanguard Value and Vanguard Total Stock Market ETFs were increased.

Within fixed income, the team added to shorter duration fixed income segments. A new position in the Vanguard Ultra-Short Bond ETF was initiated and weights in the Vanguard Short-Term Corporate Bond and Vanguard Intermediate-Term Corporate Bond ETFs were increased. There were minor trims to the Vanguard Mortgage-Backed Securities and Vanguard Emerging Markets Government Bond ETFs.

JNL/Vanguard Growth ETF Allocation Fund

Composition as of December 31, 2022:
Domestic Equity	52.4%
International Equity	19.0
Domestic Fixed Income	18.2
Emerging Markets Equity	8.1
Emerging Markets Fixed Income	1.5
Securities Lending Collateral	0.8
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Vanguard Growth ETF Allocation Fund underperformed its primary benchmark by posting a return of -16.60% for Class A shares compared to -15.48% for the Morningstar Moderately Aggressive Target Risk Index. The Fund outperformed its blended benchmark return of -16.90% for the 80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg US Aggregate Bond Index.

The investment objective for JNL/Vanguard Growth ETF Allocation Fund is to seek long term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its objective primarily through investing at least 80% of its assets in a diversified group of underlying ETFs. The Adviser allocates approximately 70% to 90% of the Fund’s assets to underlying ETFs that invest primarily in equity securities and 10% to 30% of the Fund’s assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

The Fund underperformed its primary benchmark due to its domestic and international equity sleeves while seeing positive contributions from fixed income. Within equities, a position in the Vanguard Growth ETF (-33.15%) was the biggest detractor amid weakness for highly valued stocks in the year. A sector-specific holding of the Vanguard Real Estate ETF (-26.24%) also held back results. Internationally, the Vanguard FTSE All-World ex-US Small Cap (-21.47%) and Vanguard FTSE Emerging Markets (-17.99%) ETFs also detracted from relative performance. Those results were somewhat offset by relative strength from the Vanguard Value (-2.07%) and Vanguard Dividend Appreciation (9.81%) ETFs.

The fixed income sleeve contributed positively due to its short-duration and inflation-protected holdings. The Vanguard Ultra-Short Bond (+0.75%), Vanguard Short-Term Inflation-Protected Securities (-2.96%), and Vanguard Short-Term Corporate Bond (-5.62%) ETFs were top contributors. The Vanguard Emerging Markets Government Bond ETF (-17.41%) was the main point of weakness within fixed income.

JNL/Vanguard Moderate ETF Allocation Fund

Composition as of December 31, 2022:
Domestic Fixed Income	54.8%
Domestic Equity	26.6
International Equity	9.0
Emerging Markets Fixed Income	4.4
Emerging Markets Equity	3.7
Securities Lending Collateral	1.4
Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Vanguard Moderate ETF Allocation Fund underperformed its primary benchmark by posting a return of -14.04% for Class A shares compared to -13.85% for the Morningstar Moderately Conservative Target Risk Index. The Fund outperformed its blended benchmark return of -14.82% for the 40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg US Aggregate Bond Index.

The investment objective for JNL/Vanguard Moderate ETF Allocation Fund is to seek long term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its objective primarily through investing at least 80% of its assets in a diversified group of underlying ETFs. The Adviser allocates approximately 30% to 50% of the Fund’s assets to underlying ETFs that invest primarily in equity securities and 50% to 70% of the Fund’s assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

The Fund underperformed its primary benchmark due to its domestic and international equity sleeves while seeing positive contributions from fixed income.Within equities, a position in the Vanguard Growth ETF (-33.15%) was the biggest detractor amid weakness for highly valued stocks in the year. A sector-specific holding of the Vanguard Real Estate ETF (-26.24%) also held back results. Internationally, the Vanguard FTSE All-World ex-US Small Cap (-21.47%) and Vanguard FTSE Emerging Markets (-17.99%) ETFs also detracted from relative performance. Those results were somewhat offset by relative strength from the Vanguard Value (-2.07%) and Vanguard Dividend Appreciation (9.81%) ETFs.

The fixed income sleeve contributed positively due to its short-duration and inflation-protected holdings. The Vanguard Ultra-Short Bond (+0.75%), Vanguard Short-Term Inflation-Protected Securities (-2.96%), and Vanguard Short-Term Corporate Bond (-5.62%) ETFs were top contributors. The Vanguard Emerging Markets Government Bond ETF (-17.41%) was the main point of weakness within fixed income.

JNL/Vanguard Moderate Growth ETF Allocation Fund

Composition as of December 31, 2022:
Domestic Equity	38.7%
Domestic Fixed Income	37.2
International Equity	13.8
Emerging Markets Equity	6.1
Emerging Markets Fixed Income	3.0
Securities Lending Collateral	1.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Vanguard Moderate Growth ETF Allocation Fund underperformed its primary benchmark by posting a return of -15.42% for Class A shares compared to -14.77% for the Morningstar Moderate Target Risk Index. The Fund outperformed its blended benchmark return of -15.83% for the 60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg US Aggregate Bond Index.

The investment objective for JNL/Vanguard Moderate Growth ETF Allocation Fund is to seek long term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its objective primarily through investing at least 80% of its assets in a diversified group of underlying ETFs. The Adviser allocates approximately 50% to 70% of the Fund’s assets to underlying ETFs that invest primarily

JNL/Vanguard ETF Allocation Funds Jackson National Asset Management, LLC (Unaudited)

in equity securities and 30% to 50% of the Fund’s assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

The Fund underperformed its primary benchmark due to its domestic and international equity sleeves while seeing positive contributions from fixed income.Within equities, a position in the Vanguard Growth ETF (-33.15%) was the biggest detractor amid weakness for highly valued stocks in the year. A sector-specific holding of the Vanguard Real Estate ETF (-26.24%) also held back results. Internationally, the Vanguard FTSE All-World ex-US Small Cap (-21.47%) and Vanguard FTSE Emerging Markets (-17.99%) ETFs also detracted from relative performance. Those results were somewhat offset by relative strength from the Vanguard Value (-2.07%) and Vanguard Dividend Appreciation (9.81%) ETFs.

The fixed income sleeve contributed positively due to its short-duration and inflation-protected holdings. The Vanguard Ultra-Short Bond (+0.75%), Vanguard Short-Term Inflation-Protected Securities (-2.96%), and Vanguard Short-Term Corporate Bond (-5.62%) ETFs were top contributors. The Vanguard Emerging Markets Government Bond ETF (-17.41%) was the main point of weakness within fixed income.

JNL/Vanguard ETF Allocation Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Vanguard Growth ETF Allocation Fund

††80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-16.60%	1 Year	-16.23%
5 Year	4.16	5 Year	4.60
Since Inception	4.89	Since Inception	5.35
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard Moderate ETF Allocation Fund

††40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-14.04%	1 Year	-13.70%
5 Year	2.06	5 Year	2.51
Since Inception	2.40	Since Inception	2.84
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard Moderate Growth ETF Allocation Fund

††60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-15.42%	1 Year	-15.13%
5 Year	3.08	5 Year	3.52
Since Inception	3.64	Since Inception	4.07
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Mellon Master Funds Mellon Investments Corporation (Unaudited)

JNL Bond Index Fund

Composition as of December 31, 2022:
Government Securities	42.1%
U.S. Government Agency MBS	27.5
Financials	8.6
Health Care	2.7
Information Technology	2.2
Utilities	2.0
Communication Services	1.8
Energy	1.7
Industrials	1.6
Consumer Staples	1.5
Consumer Discretionary	1.4
Non-U.S. Government Agency ABS	1.4
Real Estate	0.9
Materials	0.6
Other Short Term Investments	3.9
Securities Lending Collateral	0.1
Net Long (Short) Investments	100.0%

For the year ended December 31, 2022, JNL Bond Index Fund underperformed its primary benchmark by posting a return of -13.11% for Class I shares compared to -13.01% for the Bloomberg U.S. Aggregate Bond Index.

The investment objective of the Fund (“Fund” or “Master Fund”) is to track the performance of the Bloomberg U.S. Aggregate Bond Index (“Index”) to provide a moderate rate of income by investing in domestic fixed-income investments. The Fund is constructed utilizing a combination of stratified sampling, characteristics matching, and replication in order to match the key performance driving characteristics of the Index.

Developed fixed income markets finished down for the year. Preserving economic growth, combatting inflation and coping with higher interest rates were the major themes during 2022. The U.S. Federal Reserve aggressively raised rates in an effort to control inflation, which reached 40-year highs. Meanwhile, the yield on the 10-year Treasury bond rose substantially, up to 3.87% as of December 31. This year brought historically hawkish central bank pivots in response to elevated, rising inflation and weak — yet positive — growth.

For 2022, the Bloomberg U.S. Aggregate Index fell by -13.01%. Likewise, the Bloomberg Global Aggregate Hedged Index fell by -11.22%, and the Bloomberg Global Aggregate Unhedged Index declined by -16.25%. Option-adjusted U.S. investment grade corporate spreads increased 34 basis points, and the Bloomberg U.S. Corporate index returned -15.76% for the year. In 2022, the securitized sector posted a total return of -11.67%.

JNL Emerging Markets Index Fund

Composition as of December 31, 2022:
Financials	23.9%
Information Technology	16.7
Consumer Discretionary	13.7
Communication Services	9.0
Materials	8.9
Industrials	7.2
Consumer Staples	6.5
Energy	5.1
Health Care	3.3
Utilities	3.2
Real Estate	1.7
Rights	-
Other Short Term Investments	0.6
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL Emerging Markets Index Fund underperformed its primary benchmark by posting a return of -18.48% for Class I shares compared to -18.15% for the Morningstar Emerging Markets Target Market Exposure Index (Net).

The investment objective of the Fund (“Fund” or “Master Fund”) is to track the performance of the Morningstar Emerging Markets Target Market Exposure Index (Net) (“Index”), which is a rules-based, float market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the emerging markets equity markets.

The Fund seeks to invest under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities included in the Index, including depositary receipts representing securities of the Index; which may be in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the securities that comprise the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL International Index Fund

Composition as of December 31, 2022:
Financials	18.4%
Industrials	15.5
Health Care	13.5
Consumer Discretionary	11.1
Consumer Staples	10.5
Materials	7.8
Information Technology	7.4
Energy	4.8
Communication Services	4.3
Utilities	3.4
Real Estate	2.6
Securities Lending Collateral	0.5
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL International Index Fund outperformed its primary benchmark by posting a return of -13.75% for Class I shares compared to -14.31% for the Morningstar Developed Markets ex-North America Target Market Exposure Index (Net).

The investment objective of the Fund (“Fund” or “Master Fund”) is to track the performance of the Morningstar Developed Markets ex-North America Target Market Exposure Index (Net) (“Index”) to provide long-term capital growth by investing in international equity securities.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Index or derivative securities economically related to the Index. The Fund seeks to track the performance and characteristics of the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL Mid Cap Index Fund

Composition as of December 31, 2022:
Industrials	19.5%
Financials	15.0
Consumer Discretionary	13.9
Information Technology	11.9
Health Care	10.1
Real Estate	8.0
Materials	6.5
Utilities	4.0
Consumer Staples	4.0
Energy	3.9
Communication Services	2.0
Other Short Term Investments	1.0
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL Mid Cap Index Fund underperformed its primary benchmark by posting a return of -13.12% for Class I shares compared to -13.06% for the S&P MidCap 400 Index.

The investment objective of the Fund (“Fund” or “Master Fund”) is to track the performance of the S&P MidCap 400 Index (“Index”) to provide long-term capital growth.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund attempts to replicate the target Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL Small Cap Index Fund

Composition as of December 31, 2022:
Financials	18.2%
Industrials	16.9
Information Technology	13.0
Consumer Discretionary	12.6
Health Care	11.1

JNL Mellon Master Funds Mellon Investments Corporation (Unaudited)

Real Estate	7.8
Materials	5.6
Consumer Staples	5.2
Energy	4.6
Utilities	2.6
Communication Services	1.9
Investment Companies	0.2
Other Short Term Investments	0.2
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL Small Cap Index Fund underperformed its primary benchmark by posting a return of -16.24% for Class I shares compared to -16.10% for the S&P SmallCap 600 Index.

The investment objective of the Fund (“Fund” or “Master Fund”) is to track the performance of the S&P SmallCap 600 Index (“Index”) to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL Mellon Master Funds Mellon Investments Corporation (Unaudited)

JNL Bond Index Fund

Total Return
Class I†
1 Year	-13.11%
Since Inception	-7.62
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Emerging Markets Index Fund

Total Return
Class I†
1 Year	-18.48%
Since Inception	-15.70
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL International Index Fund

Total Return
Class I†
1 Year	-13.75%
Since Inception	-6.84
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Mellon Master Funds Mellon Investments Corporation (Unaudited)

JNL Mid Cap Index Fund

Total Return
Class I†
1 Year	-13.12%
Since Inception	-5.63
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Small Cap Index Fund

Total Return
Class I†
1 Year	-16.24%
Since Inception	-7.49
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Alternative Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-10.41%	1 Year	-10.20%
5 Year	0.77	5 Year	1.07
Since Inception	0.95	Since Inception	1.23
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Financials	14.5%
Non-U.S. Government Agency ABS	12.1
Information Technology	10.4
Communication Services	9.4
Health Care	8.8
Government Securities	7.1
Industrials	6.1
Consumer Discretionary	4.4
Consumer Staples	4.2
U.S. Government Agency MBS	2.8
Real Estate	2.4
Materials	1.8
Energy	1.7
Other Equity Interests	0.7
Utilities	0.4
Warrants	-
Rights	-
Investment Companies	(2.8)
Other Short Term Investments	15.8
Securities Lending Collateral	0.2
Net Long (Short) Investments	100.0%

For the year ended December 31, 2022, JNL Multi-Manager Alternative Fund underperformed its primary benchmark by posting a return of -10.41% for Class A shares compared to -5.62% for the Wilshire Liquid Alternative Index.

The JNL Multi-Manager Alternative Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investments managers (“Sub-Advisers”). Each of the Sub-Advisers may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s alternatives investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser.

The Fund underperformed due to weakness in the Fund’s global macro, equity hedged, and relative value strategies. Western Asset (-22.54%) was the weakest strategy across the Fund after meaningful Russian exposure severely negatively impacted the strategy in the first quarter of the year. KAR (-17.28%), DoubleLine (-17.07%), and FPA (-11.86%) also lagged the benchmark and detracted from Fund results. Westchester (+1.07%) was a bright spot for the Fund as the strategy benefitted from strong performance from its positioning in corporate events. Boston Partners (-4.22%) and Loomis (-5.16%) were also relative outperformers.

Derivatives had a positive impact on the Fund’s performance during the year.

Boston Partners Global Investors, Inc. (“Boston Partners”)

For the Fund’s allocation to equity long/short strategies, Boston Partners pursues a multi-faceted strategy that invests in a long-short portfolio of equity securities and financial investments with equity like characteristics designed to provide exposure to emerging markets. At December 31, 2022, the Fund’s allocation to this strategy was 9.91%.

During 2022 the strategy had an average net exposure of 53%; the long strategy returned -15.61%; and the short strategy returned -28.60%. The long strategy’s outperformance was led by positioning in China & Hong Kong and technology. Top contributors in China were overweight positions in Pinduoduo Inc. and MeiHua Holdings. Pinduoduo Inc. outperformed due to better than expected results and news that COVID-19 zero policies would be relaxed. An overweight position in Cielo S.A. underweight position in Taiwan Semiconductor Manufacturing Company Limited aided relative performance in technology.

The strategy’s short strategy declined more than the benchmark, thus aiding relative performance. Shorted technology positions were among the biggest contributors to relative performance. Technology and internet companies with lofty valuations rerated lower during the year following several years of excessive optimism.

At year end, the benchmark net traded at 11.4 times 2023 earnings consensus. The strategy’s long strategy traded at 10.4 times. The strategy, with these superior valuation characteristics, exceeded its performance objective during the year. Over time, we expect our long-strategy and short-strategy to converge, as mid cap and small cap stocks with attractive characteristics (value momentum quality) rerate upwards; and stocks with poor characteristics disappoint the high expectations embedded in their share prices. As always, the strategy remains well positioned with attractive valuations, solid fundamentals, and identifiable catalysts.

DoubleLine Capital LP (“DoubleLine”)

At December 31, 2022, the Fund’s allocation to this strategy was 15.32%.

The strategy’s underperformance was driven by its lower credit quality relative to the benchmark. 2022 proved to be a historically adverse environment for nearly every asset class, and one of the worst years on record for many fixed income sectors. In an effort to combat decades high inflation levels, the U.S. Federal Reserve (“Fed”) hiked its benchmark Federal Funds Rate by 425 basis points (“bps”) during the year. The combination of hawkish Fed policy and runaway inflation drove U.S. Treasury yields higher across all tenors, with the 2 year increasing 369 bps and the 10 year increasing 237 bps. The rise in global yields and widening of credit spreads weighed heavily on performance during the year despite minimal underlying default activity.

The best performing sectors of the strategy were bank loans and collateralized loan obligations as their floating rate nature insulated them from the price declines experienced by fixed rate bonds as rates rose.

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

The strategy benefitted from its overweight allocation to structured credit sectors such as non-Agency mortgage-backed securities (“MBS”) and commercial MBS, as these sectors declined less than the benchmark due to their shorter durations. High yield and emerging market bonds underperformed the benchmark as these sectors were hurt by both rising rates and spread widening. The longer duration Agency MBS allocation experienced some duration related price declines and was subsequently the worst performing sector.

First Pacific Advisors, LP (“First Pacific”)

For the Fund’s allocation to the contrarian value equity long/short strategy, First Pacific invests in common and preferred stocks, convertible securities and corporate, high-yield and government debt. At December 31, 2022, the Fund’s allocation to this strategy was 10.17%.

The top five contributors among the strategy’s equity holdings, which were long positions in Glencore PLC, American International Group, Inc. (“AIG”), LPL Financial Holdings Inc., Howmet Aerospace Inc., and Activision Blizzard, Inc., contributed approximately 209 basis points (“bps”) on a gross of fees basis. Conversely, Alphabet Inc., Meta Platforms, Inc., Charter Communications, Inc., Comcast Corporation, and Amazon.com, Inc. comprised the largest detractors and contributed -734 bps (gross) to performance for the trailing twelve months.

AIG is the one company that we haven’t discussed in a while, although it’s been in the strategy since 2016. This year, AIG successfully IPO’d a portion of its life business, an important step on the way to becoming a pure property and casualty company. The company’s general insurance operations demonstrated another year of improved underwriting and profitability.

Amazon.com, Inc. declined in price during the year as it became apparent that, having doubled the footprint of the company's retail infrastructure coming out of COVID-19, the company had expanded too aggressively. The investment community is similarly concerned that the company's cloud business, AWS, is likely to be negatively impacted by general economic malaise, which would result in a growth rate lower than that of the recent past. Taking a long term view, we envision both AWS and retail growing over the coming years, complemented by a high margin advertising business. Looking forward, we expect the company to benefit from positive operating leverage under the keen eye of CEO Andy Jassy, who has proven himself as a results-oriented leader in his former position as head of AWS. Though the valuation looks rather rich at the moment on near-term results, if we are correct in our thesis, the valuation at present prices will look to have been a bargain in hindsight.

In an effort to tame 2022’s high inflation (6.5% in the U.S. and 8.9% globally), central banks forcefully reacted by increasing interest rates, with the U.S. Federal Reserve funds rate increasing during the year from 0.25% to 4.33%. 1-year U.S. Treasury Bills followed suit, increasing from 0.38% to 4.49%. An increase of more than 4 percentage points was the largest increase since 1980.

While interest rates were bound to eventually increase, we just as well could have argued that might have occurred years earlier. Interest rates are effectively the price of money – effectively the price paid for its use for a prescribed period of time. The higher the rate/price, the lower the asset value – all else being equal. This largely explains 2022’s declines in both stocks and bonds. While stocks had their worst year since 2008, bonds failed to offer the protection to which investors have become accustomed to for these past four decades with the Bloomberg U.S. Aggregate Bond Index declining -13.01% last year. This has led to the return of some market rationality. Even negative yielding bonds disappeared for the first time since 2010.

While interest rates will always be a driver of returns, along with the inextricably linked economic growth and pace of inflation, your strategy managers have greater clarity of how the companies in which we invest on behalf of the strategy might perform over time than we do in macroeconomic considerations. Very few have exhibited consistent and long term success in trading the market predicated on such global variables.

While we cannot predict the future, we would not be surprised if additional economic weakness and (finally) a credit event might occur prior to a sustained market rebound. Higher borrowing costs due to a higher cost of capital (elevated interest rates and a larger risk premium) combined with a potentially weaker economy historically has translated into more borrowers defaulting on their debt obligations.

In the past, a credit event would have allowed us to take advantage of higher yielding bonds and distressed debt. While we hope to increase the strategy’s historically low credit exposure, we will do so cautiously given that borrowers have taken advantage of the terms from lenders that allow a greater flexibility to avoid bankruptcy than we have seen heretofore. Historically weak debt covenants have been the result.

We think lower valuations and higher bond yields should help position us to take advantage of any continued market weakness. We hope to “lean in” to price declines in the same way that we have in prior years with the goal of driving equity like rates of return while avoiding permanent impairments of capital.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

At December 31, 2022, the Fund’s allocation to this strategy was 9.95%.

The investment objective of the strategy is to leverage the firm’s high quality investment philosophy to create an alternative strategy that has equity like returns with less downside risk.

In the long strategy, good stock selection and an overweight in financials and consumer staples contributed to performance. Poor stock selection in industrials and an underweight in energy detracted from performance.

The biggest contributors to performance were long positions in Lamb Weston Holdings, Inc. and W. R. Berkley Corporation. We believe Lamb Weston Holdings, Inc. has done a good job raising prices to mitigate rising supply chain and inflationary costs, which has driven a recovery in profitability. A rotation from growth to defensive businesses also benefited companies in consumer staples. Underwriting profits have been healthy at W. R. Berkley Corporation despite catastrophe losses suffered from Hurricane Ian. The outlook is also favorable as specialty PICC Property and Casualty Company Limited markets should continue hardening amid capital scarcity and ongoing commercial demand. Other top contributors included a short position in a software-focused real estate brokerage firm, a long position in Silk Road Medical, Inc., and a short position in a transportation management company.

The biggest detractors to performance were long positions in The Scotts Miracle-Gro Company (“SMG”) and EVERTEC, Inc. (“EVTC”). SMG’s shares lagged as the conflict in Ukraine created unprecedented pricing pressure on commodities such as urea (a key ingredient in fertilizer products). The company was unable to recoup the impact of higher costs despite significant price increases and cost reductions. The company's shares suffered further in early June following a revised annual outlook that reflected lower than anticipated order replenishment by retailers. In August, shares declined again following the company’s reports of lower-than-expected operating results, reduction of the annual free cash flow outlook, and an unexpected departure of the Chief Financial Officer. At the same time, cannabis oversupply issues continued to weigh on the performance of Hawthorne, the company’s hydroponics division. EVTC’s results over the past year were pressured due to the divestment of some

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

businesses and a pricing concession given to the company’s largest customer, normalization of consumer spending habits in Puerto Rico, and currency fluctuations. We believe these headwinds are temporary, and in our view the long-term economic recovery in Puerto Rico due to billions in U.S. reconstruction aid over the next few years plus new customer wins in Latin America will provide tailwinds for EVTC’s financial results. Other bottom contributors included long positions in Alphabet Inc., Pool Corporation, and TransUnion.

Lazard Asset Management LLC (“Lazard”)

For the Fund’s allocation to the relative value strategy, Lazard invests in convertible securities, preferred securities, equity and debt, with the objective of current income, long-term capital appreciation and principal protection. At December 31, 2022, the Fund’s allocation to this strategy was 13.99%.

The strategy delivered meaningful downside risk mitigation in 2022, net outperformance in major market equity and fixed income indices on both an absolute and risk adjusted basis. Positive returns across the year were driven by volatility yield and special situations. To be more specific, the notable pickup in equity volatility observed in 2022 (which at points in time led to a doubling of the Chicago Board Option Volatility Index), caused realized volatility across underlying stocks in the convertible securities marketplace to increase by approximately +50% to +75% on average. Standard deviation bands associated with gamma trading widened +50% to +100% across the year, to take advantage of this dynamic, leading to a more than a doubling of volatility yield across the strategy, as compared to the start of the year. Special Situations attribution, while muted for much of the year, accelerated into year end, with issuers largely focused on repurchasing debt and/or extending maturities (i.e. buybacks and exchange offers). Carry and macro hedges also contributed positively to returns. Strategy performance in 2022 was primarily impacted by basis cheapening, associated with long only selling, in response to the dramatic rebasing of the short end of the Treasury curve, the significant repricing of equities across the convertible securities marketplace, and the widening of corporate credit spreads.

As we look forward to 2023, the absolute value proposition, associated with the sources of return to the strategy (carry, pull to par, and volatility yield), has more than doubled on a year-over-year basis. Increased special situations activity, as outlined above, should provide a tailwind to returns. While the primary market was muted for the majority of the year, new issuance accelerated into yearend, with 70% of issuance in 2022 coming in the last five months of the year. Based on the team’s channel checks, it would not be surprising to see $50 billion or more of paper issued in the first half of 2023. In addition, selling from long only bondholders has seemingly begun to exhaust itself, capital flows into the space have been robust and liquidity remains supportive of the broader opportunity set, all of which should be very supportive of the basis and valuations on a forward-looking basis.

Loomis, Sayles & Company, L.P. (“Loomis”)

For the Fund’s allocation to the relative equity long/short strategies, Loomis invests in equity securities of all market capitalization. At December 31, 2022, the Fund’s allocation to Loomis was 13.56%.

Long positions in Netflix, Inc., Schlumberger Limited, Vertex Pharmaceuticals Incorporated, Regeneron Pharmaceuticals, Inc. and Novo Nordisk A/S were top contributors to performance. Short positions in a healthcare products company, a memory and storage company and a furniture company, also positively contributed meaningfully to performance. The short sleeve overall contributed to performance and partially offset negative absolute performance for the strategy during the year. The sleeve continues to provide the net exposure profile we desire and continues to contribute positively to long term alpha. During the year, in the long sleeve we purchased Adyen B.V., Block, Inc., Doximity, Inc., Netflix, Inc. and Tesla Inc. We added to our existing positions in The Boeing Company, Meta Platforms, Inc., and Under Armour, Inc. We sold our position in Schlumberger Limited due to an incorrect investment thesis and Cisco Systems, Inc. due to better reward to risk opportunities. We trimmed our existing positions in Monster Beverage 1990 Corporation, Novartis AG, Oracle Corporation, Regeneron Pharmaceuticals, Inc., and Vertex Pharmaceuticals Incorporated. In the short sleeve we initiated eleven new positions and covered six positions.

The strategy’s objective is to generate attractive long term absolute positive returns regardless of market direction by capturing long and short alpha insights in a hedged vehicle to deliver equity like returns with below market beta and volatility. We continue to take a conservative long biased approach that retains cash proceeds from short sales which results in a typical net exposure range of 40-60%. As of December 31, 2022, the strategy’s net exposure is 47.1%.

Westchester Capital Management, LLC (“Westchester”)

For the Fund’s allocation to the merger arbitrage and event driven strategy, Westchester employs a merger arbitrage strategy that invests in common stock, preferred stock, corporate debt, derivatives, total return swaps and contracts for differences and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. At December 31, 2022, the Fund’s allocation to this strategy was 16.88%.

The level of merger and acquisition (“M&A”) activity decreased during the second half of 2022 compared to the record setting levels of 2021 and still lofty levels of the first half. Aggressive interest rate hikes to fight inflation, a punishing market selloff, and a looming recession contributed to pro forma uncertainty for combined corporate entities. As we have stated in previous letters, while activity declined, it remained robust, given the need for companies to find growth avenues, even in a weak economic environment. For the full year global M&A activity totaled $3.65 trillion, following 2021’s blockbuster year. Even with macroeconomic headwinds, 39 deals worth over $10 billion were announced in 2022.

We remain comfortable that transaction activity will remain at historically elevated levels. We continue to see asset aggregation by acquirers seeking to grow through acquisition to grow top lines or even to increase market share and realize synergies. In the first two weeks of December alone, dealmakers inked nearly $70 billion of M&A: biotech giant Amgen Inc. announced on December 12, 2022 that it would buy Horizon Therapeutics Public Limited Company for $28 billion. Thoma Bravo announced a takeover of business-spend management platform Coupa Software Inc. for $8 billion in enterprise, Novozymes A/S said it would acquire fellow enzyme maker Chr. Hansen Holding A/S for about $12 billion in the biggest ever deal involving two Danish companies, to name a few.

The strategy has an absolute return focus, and we do not manage to a benchmark. However, because merger arbitrage can be considered for potential use as a bond diversification strategy given its historically low correlation to both stocks and bonds, with volatility like a short to medium term bond, we are often compared to the Barclays Aggregate Bond Index in addition to the U.S. 3-month Treasury bill. For the fiscal year ending December 31, 2021, the Aggregate Bond

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

index returned -13.01%, and the U.S. 3-month Treasury bill return was 1.46%.

While macro factors influence the strategy, our investment returns are almost exclusively driven by outcomes of corporate events. The top contributors were Xilinx Inc./Advanced Micro Devices Inc., Special Purpose Acquisition Companies/II-VI Inc., Swedish Match AB/Philip Morris International Inc. and Twitter Inc., while the most significant detractors were the now terminated Rogers Corporation/DuPont de Nemours, Inc., Silicon Motion, Inc./MaxLinear, Inc., Aerojet Rocketdyne Holdings, Inc./Lockheed Martin Corporation, Siltronic AG/Globalwafers Co, Ltd., and Link Administration Holdings Ltd./Dye & Durham Limited. We ended the year with 55 positions and were approximately 89% invested.

Despite economic headwinds, M&A prospects remain promising. Transaction drivers underpinning M&A in recent years – such as digital transformation, supply chain disruption, strategy optimization, and ESG considerations – have not gone away and will remain influential in 2023. Moreover, for corporate buyers with a clear strategic agenda, M&A tends to be less cyclical. Now that valuations have become more affordable, strategic buyers should be able to take advantage of lower prices and lower multiple targets opportunistically. Among S&P 500 constituents, there is $1.7 trillion in cash and short term investments sitting on corporate balance sheets, according to Prequin. Similarly, private equity firms hold a record $2.5 trillion in “dry powder” globally ($1.2 trillion in North America alone) available for deal making. With commitment deployment pressure mounting, private equity and leveraged buyout firms will likely continue their own stream of acquisitions in 2023.

The reference to derivatives refers to listed options such as calls and puts. We should note that we use derivatives to either hedge idiosyncratic exposure of individual long positions or arbitrage situations or to reduce market exposure of such positions via options on highly correlated indices or sector exchange traded funds (“ETFs”).

We do not typically sell naked short options, nor do we speculate via long options. Hence, the positions generally reflect long equity positions with options written against them via long puts on the underlying or a highly correlated index/ETF.

Western Asset Management Company, LLC (“Western Asset”)

At December 31, 2022, the Fund’s allocation to this strategy was 8.57%.

Duration positioning was the largest detractor from performance mainly as a result of a long U.S. duration position as overall yields rose, specifically short rates. Emerging markets debt was also a detractor mainly as a result of rate exposures in Russia. Overall currency positioning was a detractor from performance with emerging and developed market currencies detracting about equally. Within developed currencies, the positive impact from short Euro exposure was offset by the negative impact of long Japanese Yen, British Pound, Canadian Dollar and Australian Dollar exposures. Within emerging currencies, the negative impact of Russian Ruble exposure was partially offset by long Brazilian Real exposure. High yield detracted from returns, mainly due to consumer non-cyclical and financial exposures. Investment grade credit also detracted as the positive impact of credit default swaps (“CDX”) exposure was offset by the negative impact of financials, energy, consumer cyclicals, communications and consumer non-cyclicals.

The strategy used a number of derivative instruments to implement its positioning. Eurodollar, Euribor, SONIA, SOFR and Federal Fund futures, futures on U.S., Australian, German, Italian, Japanese and UK Treasuries, options on Eurodollar, Euribor, U.S., German and UK Treasury futures, as well as U.S., UK, Brazilian, Mexican and Russian interest rate swaps, were used to manage duration/curve positioning. Currency forwards, futures and options were utilized to manage currency positioning. Index CDX and single name CDX, as well as CDX swaptions, were used to tactically manage the Fund’s sector exposures.

JNL Multi-Manager Emerging Markets Equity Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Emerging Markets Equity Fund

Average Annual Total Returns
Class A		Class I
1 Year	-24.13%	1 Year	-23.93%
5 Year	-4.47	5 Year	-4.20
10 Year	-0.72	10 Year	-0.48

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

KAR, T. Rowe, Wellington and WCM assumed portfolio management responsibility on April 27, 2020.

Composition as of December 31, 2022:
Financials	18.6%
Information Technology	18.4
Industrials	14.3
Consumer Discretionary	11.8
Consumer Staples	10.5
Communication Services	6.5
Materials	6.3
Health Care	4.3
Energy	3.2
Real Estate	2.6
Utilities	1.6
Investment Companies	0.6
Rights	-
Other Short Term Investments	1.3
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL Multi-Manager Emerging Markets Equity Fund underperformed its primary benchmark by posting a return of -24.13% for Class A shares compared to -18.27% for the Morningstar Emerging Markets Index (Net).

JNL Multi-Manager Emerging Markets Equity Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a variety of emerging market equity strategies managed by unaffiliated investments managers (“Sub-Advisers”). Each of the Sub-Advisers may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s alternatives investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser.

The Fund underperformed the benchmark during the year due to underperformance from three out of its four underlying strategies. T. Rowe (-15.72%) was the lone strategy to outperform as its value style bias was in favor in markets and strong stock selections boosted performance. WCM (-30.94%) posted the worst returns owing to its growth bias and poor stock selections in the year. Wellington (-24.61%) underperformed due to an overweight to China while KAR (-22.56%) also saw poor stock picks, particularly in the financials and industrials.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

At December 31, 2022, the Fund’s allocation to this strategy was 19.64%.

The investment objective of the Emerging Markets Small Cap strategy is to achieve a return meaningfully above that of the benchmark and to achieve this return objective with a portfolio that exhibits lower overall risk characteristics.

Poor stock selection in financials and poor stock selection and an overweight in industrials detracted from performance. Good stock selection and an overweight in information technology and consumer staples contributed to performance. From a geographic perspective, poor stock selection and an overweight in Europe Ex-U.K. and an overweight in the U.K. detracted from performance. Good stock selection and an underweight in Asia Ex-Japan and good stock selection and an overweight in Latin America contributed to performance.

The biggest contributors to performance were Tegma Gestao Logistica S.A. and Boa Vista Servicos S/A. Brazil based Tegma Gestao Logistica S.A.’s strong performance over the year was largely generated in the third quarter. The overall Brazilian market outperformed and Tegma Gestao Logistica S.A. materially outperformed the Brazilian market. Auto credit conditions in Brazil are improving and management indicated that the chip shortage situation is slowly recovering while local productions by original equipment manufacturers also has been resuming. Boa Vista Servicos S/A is the second largest credit bureau in Brazil and was recently acquired, causing shares to perform. Other top contributors included Heineken Malaysia Berhad, Anhui Gujing Distillery Company Limited, and Carlsberg Brewery Malaysia Berhad.

The biggest detractors to performance were Headhunter Group PLC (“HHR”) and Kaspi. HHR underperformed because of Russia’s invasion of Ukraine. The business is still operating in Russia and the locally listed stock continues to trade while the shares we own listed in the U.S. have been halted. Kaspi faced challenging external factors in 2022 and the stock materially underperformed. There was a large-scale protest in Kazakhstan in January that was triggered by an increase in energy costs. In addition, the Russia Ukraine war created uncertainty for the company, as Kazakhstan’s is closely tied to Russia’s economy. Other bottom contributors included SaraminHR Co., Ltd., Baltic Classifieds Group PLC, and Grupa Pracuj Spolka Akcyjna.

T. Rowe Price Associates, Inc. (“T. Rowe”)

At December 31, 2022, the Fund’s allocation to this strategy was 29.26%.

Allocation and stock selection propelled both country and sector returns. From a country perspective, our stock choices in China contributed the most to relative returns (Yangzijiang Shipbuilding (Holdings) Ltd.). On the other hand, Russia weighed on relative performance after the U.S. and Europe imposed sanctions on Moscow shortly after it attacked Ukraine, rendering the country’s market largely non-investable. Index providers MSCI and FTSE Russell both removed Russian stocks from their widely used benchmarks in March at a price that was effectively zero. Our off-benchmark position in Netherlands dragged overall performance. At the sector level, stock selection in industrials and business services (Yangzijiang

JNL Multi-Manager Emerging Markets Equity Fund Jackson National Asset Management, LLC (Unaudited)

Shipbuilding (Holdings) Ltd.), and the underweight in information technology (“IT”) boosted strategy performance for the year. Financials was the main detractor due to stock selection (Public Joint Stock Society Moscow Exchange MICEX-RTS).

As of December 31, 2022, at the sector level the strategy was overweight the benchmark in industrials and business services, real estate, consumer staples, energy, materials and consumer discretionary. The strategy was underweight IT, communication services, health care, financials, and utilities. Our country and sector weightings are the residual of our bottom-up stock selection process and typically reflect where the portfolio manager is finding compelling investment opportunities at the individual company level.

Rising interest rates, slowing growth, geopolitical tensions, and the Ukraine Russia conflict have taken their toll on emerging markets in 2022. However, we believe that we have reason to be more constructive about emerging markets going forward. We think that the potential for a new capital expenditure cycle after many years of underinvestment should open up investment opportunities for bottom-up investors. This new capex cycle will be triggered by infrastructure spending to support post-pandemic economies, the transition to green energy, geopolitical tensions, and the disruption in global supply chains. At the corporate level, returning demand after the COVID-19 pandemic could spur investments.

While China’s reopening has generated much optimism, the execution of this new policy is a major driver of demand, in our view. We think there is further upside for Chinese equities with full reopening in sight and because the initial rebound was mainly driven by mega cap growth stocks and companies under owned by foreign investors. We believe stock selection is key to capturing opportunities as any further gains should be driven by a recovery in earnings.

Finally, although permitted in accordance with strategy guidelines, derivative instruments are not used in the management of the strategy.

WCM Investment Management, LLC (“WCM”)

At December 31, 2022, the Fund’s allocation to this strategy was 30.27%.

Attribution analysis reveals that the majority of the strategy’s underperformance can be attributed to stock selection.

From a sector allocation perspective, industrials (overweight) was the largest positive contributor to the strategy’s relative performance, followed by consumer staples (overweight) and energy (no weight). On the other hand, information technology (“IT”) (overweight) detracted from the strategy’s relative performance, as did financials (underweight) and materials (underweight).

Looking at stock selection, materials (PI Industries Limited) was the best performing sector relative to the benchmark. On the flipside, communication services (Tencent Holdings Limited, Yandex N.V., NAVER Corporation) was the worst performing sector relative to the benchmark, followed by IT (Taiwan Semiconductor Manufacturing Company Limited, Silergy Corp., EPAM Systems, Inc.) and financials (Public Joint Stock Company Moscow Exchange MICEX-RTS, TCS Group Holding PLC, Star Health and Allied Insurance Company Limited).

From a region allocation perspective, North America (overweight) was the largest positive contributor to the strategy’s relative performance, followed by South America (underweight) and West Europe (overweight). On the other hand, Mid East (no weight) detracted from our relative performance, as did Africa (underweight).

Looking at stock selection, there were no positive performing regions relative to the benchmark. On the flipside, Asia (Taiwan Semiconductor Manufacturing Company Limited, Divi's Laboratories Ltd., China Mengniu Dairy Company Limited) was the worst performing region relative to the benchmark, followed by South America (Hapvida Participacoes E Investimentos S/A, Globant S.A., Magazine Luiza S.A.) and West Europe (Wizz Air Holdings PLC, Endava PLC, BE Semiconductor Industries N.V.).

Wellington Management Company, LLP (“Wellington”)

At December 31, 2022, the Fund’s allocation to this strategy was 20.83%.

Security selection was the primary driver of relative underperformance. Selection within energy, information technology, and industrials drove weak relative results. This was partially offset by a positive impact from selection in financials and consumer discretionary.

Top detractors from relative performance during the year included out of benchmark holdings in Public Joint Stock Company Gazprom, Public Joint Stock Company Society Oil Company (energy), Lukoil and XPeng Inc. (consumer discretionary) Top relative contributors to performance during the year included an overweight position in Petroleo Brasileiro S/A Petrobras (Energy) and out of benchmark holdings in Vale S/A Materials and Sands China Ltd. (consumer discretionary).

The largest purchases during the year included initiating positions in Hon Hai Precision Industry Co., Ltd. (information technology) and PTT Exploration And Production Public Company Limited (energy) and increasing exposure to Banco Bradesco S.A. (financials). The largest sales during the year included trims to our exposures in Taiwan Semiconductor Manufacturing Company Limited (information technology), Tencent Holdings Limited (communication services), and Samsung Electronics Co Ltd (information technology).

At the end of the year, the strategy was most overweight to China, Hong Kong, Thailand, and Brazil. The largest underweights were to India, South Korea, and Taiwan. As a reminder, country weights are not explicitly targeted and are a fallout of bottom-up stock selection.

JNL Multi-Manager International Small Cap Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager International Small Cap Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-30.44%	1 Year	-30.27%
Since Inception	2.85	Since Inception	3.16
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	22.7%
Industrials	17.0
Financials	12.8
Consumer Discretionary	12.0
Health Care	7.1
Materials	5.5
Consumer Staples	5.3
Energy	4.7
Communication Services	4.6
Utilities	3.4
Real Estate	2.9
Investment Companies	-
Other Short Term Investments	1.1
Securities Lending Collateral	0.9
Total Investments	100.0%

For the year ended December 31, 2022, JNL Multi-Manager International Small Cap Fund underperformed its primary benchmark by posting a return of -30.44% for Class A shares compared to -20.97% for the Morningstar Global ex-US Small Cap Target Market Exposure Index (Net).

The JNL Multi-Manager International Small Cap Fund seeks to achieve its investment objective by allocation to international small-capitalization strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

Headwinds to the growth investment style had meaningful negative impacts on returns for the WCM (-41.84%) and Baillie Gifford (-38.77%) sleeves and led to the Fund’s underperformance in the year. Health care, industrials, and information technology ("IT") were areas of weakness for WCM. Baillie Gifford saw relative underperformance across sectors with the worst results coming in financials and IT. Causeway (-11.23%) provided some support for the Fund with strong relative returns in the year. Stock selections drove the strategy’s performance with the best results coming in industrials and financials.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

Baillie Gifford & Co. (“Baillie Gifford”)

At December 31, 2022, the Fund’s allocation to Baillie Gifford was 28.51%.

The strategy underperformed its benchmark due to weak stock selection in financials and industrials as well as an overweight to information technology. From a country perspective, the strategy underperformed its benchmark as a result of weak stock selection in Japan and the U.K. as well as an overweight to Sweden.

2022 has been a challenging year for stock markets, with a rather indiscriminate reduction of risk appetites. Amidst this, growth equity funds have most acutely seen outflows, with pressure on smaller company funds with greater exposure to the fastest-growing, young companies. As central banks have tightened monetary conditions, higher interest rates have contributed to the derating in small cap funds, especially as young businesses have faced heavier discounts on their future cash flows. We have continued to experience pressure on our shorter-term investment performance this year, leading to moments of challenge and introspection within our team and amongst our wider firm. It is worth noting that several positions that hurt performance in the last quarter or across the year remain strong contributors to longer-term numbers. We also still struggle to see what circumstances about the world might have changed strongly enough over the past year to render its selection of holdings unsuitable for the next five.

The investment objective of the strategy is long-term capital appreciation. The strategy seeks to meet this objective by investing in international smaller companies with excellent and underappreciated long-term growth potential. It invests with a long-term investment horizon and the ability to look through short-term volatility. This presents an opportunity to capture these immature companies’ significant upside potential with regards to profit growth and, ultimately, share price appreciation.

Inflationary pressures indicate a muted macroeconomic outlook. Policymakers and central banks must balance efforts to limit inflation with the risk of overshooting, radically denting asset prices, restricting long-term capital for growth and driving hardship for consumers and businesses alike. However, the earlier environment of extremely loose monetary conditions helped support many businesses with unsustainable unit economics; moving away from it may hold some advantages for the strategy. Indeed, we believe the underlying quality of our holdings will be reflected in share-price performance as investors become more observant of business quality.

Causeway Capital Management LLC (“Causeway”)

At December 31, 2022, the Fund’s allocation to Causeway was 43.87%.

From a sector perspective, holdings in industrials and financials, as well as an overweighting position in energy contributed the most to performance relative to the benchmark. Holdings in materials, healthcare and consumer staples offset a portion of the performance. The top contributor was coal mining company, New Hope Corporation Limited. Additional top contributors included coal exploration & mining operator, PT Indo Tambangraya Megah Tbk, and social networking platform, Hello Group Inc. - ADR. The top detractor was lumber producer,

JNL Multi-Manager International Small Cap Fund Jackson National Asset Management, LLC (Unaudited)

Interfor Corporation. Other top detractors included computer hardware manufacturer, Gigabyte Technologies Co., Ltd, and food company, Marfrig Global Foods S.A.

To evaluate stocks in our investable universe, our multi-factor quantitative model employs four bottom-up factor categories – valuation, earnings growth, technical indicators, and competitive strength – and two top-down factor categories assessing macroeconomic and country aggregate characteristics. The strategy’s bottom-up value factors delivered positive returns in the fourth quarter and is the best performing factor group in 2022. Earnings growth and technical indicators were the second and third best performing alpha factor groups for the full year. Our competitive strength factor category delivered negative returns for the year. Our macroeconomic and country aggregate factor categories delivered positive returns in the year.

Signs continue to indicate an easing in U.S. inflation, which should allow the Federal Reserve to continue slowing or potentially pause interest rate hikes in the coming months. The change in expectations around U.S. monetary policy has recently led to a weakening USD. International small caps, deriving more of their revenues from local currencies compared to large caps, stand to potentially benefit from appreciating local currencies relative to the USD.

WCM Investment Management LLC (“WCM”)

At December 31, 2022, the Fund’s allocation to WCM was 27.62%.

Attribution analysis reveals that the majority of our underperformance can be attributed to stock selection.

From a sector allocation perspective, real estate (no weight) was the largest positive contributor to the strategy’s relative performance, followed by consumer staples (overweight) and industrials (underweight). On the other hand, information technology (“IT”) (overweight) detracted from our relative performance, as did health care (overweight) and energy (underweight).

Looking at stock selection, there were no positive performing sectors relative to the benchmark. On the flipside, health care (PolyPeptide Group AG, Swedencare AB, JEOL Ltd.) was the worst performing sector relative to the benchmark, followed by industrials (Wizz Air Holdings PLC, Controladora Vuela Compania de Aviacion S.A.B. de C.V. - ADR, STEICO SE) and IT (DLocal Limited, Elastic N.V., BE Semiconductor Industries N.V.).

From a region allocation perspective, South America (overweight) was the largest positive contributor to the strategy’s relative performance, followed by North America (underweight). On the other hand, West Europe (overweight) detracted from our relative performance, as did Asia (underweight) and Pacific (underweight).

Looking at stock selection, Pacific (Lovisa Holdings Limited, HUB24 Limited) was the best performing region relative to the benchmark. On the flipside, West Europe (Wizz Air Holdings PLC, Endava PLC - Class A - ADR, ALK-Abello A/S) was the worst performing region relative to the benchmark, followed by Asia (JEOL Ltd., PLAID Inc., Money Forward, Inc.) and North America (Controladora Vuela Compania de Aviacion, S.A.B. de C.V. - ADR, Docebo Canada, Inc., Cargojet Inc.).

JNL Multi-Manager Mid Cap Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Mid Cap Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-16.44%	1 Year	-16.18%
5 Year	7.62	5 Year	7.94
Since Inception	9.69	Since Inception	8.78
‡Inception date September 19, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Nuance was added as an additional Sub-Adviser on April 27, 2020. KAR was added as an additional Sub-Adviser on April 25, 2022.

Composition as of December 31, 2022:
Industrials	18.6%
Health Care	15.5
Information Technology	15.2
Financials	14.6
Consumer Staples	9.7
Consumer Discretionary	7.7
Materials	4.8
Real Estate	4.4
Utilities	3.1
Energy	1.8
Communication Services	1.0
Other Short Term Investments	3.2
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2022, JNL Multi-Manager Mid Cap Fund underperformed its primary benchmark by posting a return of -16.44% for Class A shares compared to -16.06% for the Morningstar U.S. Mid Cap Index.

JNL Multi-Manager Mid Cap Fund seeks to achieve its investment objective by allocation amount a variety of mid-capitalization growth and value strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

The Fund underperformed the benchmark as outperformance from its value sleeves did not adequately offset weakness from growth style exposures. Champlain (-26.33%) and Clearbridge (-25.35%) were the biggest detractors while Victory (-2.94%) and Nuance (-4.73%) held up better. KAR (-8.03%) was added to the Fund in April and narrowly lagged its benchmark through the end of the year. Health care was an area of weakness for both Champlain and Clearbridge in the year. Champlain also saw poor results within information technology while consumer discretionary was weak for Clearbridge. Financials was an area of strength for both Victory and Nuance during the year.

Champlain Investments Partners, LLC (“Champlain”)

At December 31, 2022, the Fund’s allocation to Champlain was 29.33%.

Despite positive absolute returns for the fourth quarter of 2022 (a reversal from the first three quarters of the year), macro headwinds continue to increase with many economists now predicting a U.S. recession sometime in 2023. Our process’ bias for reliable, growing (relevant), and relatively higher return businesses combined with the opportunity set presented by the market has led us to be somewhat more exposed to longer duration cash flows. This posture was unhelpful during the initial rate driven multiple compression drawdown beginning in November 2021 and continuing through the first half of 2022, particularly in health care and technology. While forecasting macro trends remains outside our realm of competence, investors seem to be transitioning from evaluating stocks primarily on their relative multiple of earnings, to more fundamental analysis of the resiliency of profits.

Health care was the largest detractor versus the benchmark for the year, due to poor stock selection within the equipment and supplies industry. Macroeconomic, competitive, and hospital staffing challenges impacted results (and will likely linger into 2023), but we expect these setbacks to be transient. The technology holdings underperformed due to the process driven perennial overweight of software and stock selection. Though we expect the macro environment will remain hard to predict, we continue to exploit the historic drawdown for software to accumulate durable franchises at attractive valuations. Consumer holdings outperformed, relatively, as the process driven perennial overweight of staples and underweight of discretionary was enough to offset weak selection within staples. The strategy’s non exposure to energy detracted from performance, with the sector returning more than 50% for the year. We are conscious of the ESG related pressure on capital spending for exploration and production but remain reluctant to expose capital where we cannot reliably forecast cash flows.

ClearBridge Investments, LLC (“ClearBridge”)

At December 31, 2022, the Fund’s allocation to ClearBridge was 14.77%.

The strategy underperformed its benchmark over the year ended December 31, 2022 due to stock selection. Relative to the benchmark, stock selection in health care, consumer discretionary, industrials, energy, materials and financials and underweight allocations to energy and utilities detracted. Conversely, stock selection in information technology (“IT”), consumer staples and communication services, an overweight allocation to consumer staples and underweight allocations to communication services and real estate benefitted performance. Macro factors that spurred market turbulence persisted throughout the year, including inflationary pressures, supply chain issues and geopolitical tensions. The result was more of the same; even the highest quality companies have struggled to find their footing, and fundamentals continue to be overshadowed.

Health care was a detractor from the strategy’s performance during the year, as many of our companies continued to be plagued by the headwinds from extended sales cycles and a drop off in COVID-19 revenues. We exited our position in Catalent,

JNL Multi-Manager Mid Cap Fund Jackson National Asset Management, LLC (Unaudited)

Inc., as the challenge of navigating the company through declining COVID-19 revenue, combined with supply chain disruptions and greater cyclicality than anticipated have extended longer than we anticipated. The strategy’s IT holdings were a positive contributor during the year, such as Bentley Systems, Incorporated, which provides infrastructure engineering software solutions. In addition to greater government infrastructure spending, the company’s digital maintenance and monitoring products offers greater efficiency to gauge the status of infrastructure without the need to manually assess them. The stability and public reliance on infrastructure provides Bentley Systems, Incorporated with greater pricing in an inflationary environment. Finally, the company has begun investing in its customer support for smaller customers, which we expect will be accretive to long term margins.

We look forward to 2023 as potentially the year that the market’s hyper focus on macro catalysts fades away and fundamentals matter more. We are confident in our holdings of both high-quality growth companies and value stocks with visibility toward improvement and know that companies with strong balance sheets and economic resiliency at compelling valuations is the key to achieving our goal.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

At December 31, 2022, the Fund’s allocation to KAR was 9.06%.

The investment objective of the strategy is to achieve a return meaningfully above that of the benchmark and to achieve this return objective with a strategy that exhibits similar risk characteristics. Poor stock selection in financials and information technology detracted from performance. Good stock selection and an overweight in consumer staples and good stock selection in industrials contributed positively to performance.

The biggest contributors to performance were Celsius Holdings, Inc. and Fair Issac Corporation. Celsius Holdings, Inc. performed strongly in 2022 as the company made a name for itself through its thermogenic property. While the brand started in fitness channels, it has also expanded to convenience stores which is the most important channel for energy drinks. The company signed a landmark deal with Pepsi whereby Pepsi would become its exclusive distributor in the U.S. with options to handle international geographies over time. Fair Isaac Corporation’s shares traded in a relatively narrow range in 2022 (although better than most technology companies) but performed well when the company reported strong 2023 guidance. Setting higher than expected estimates for revenue and earnings, Fair Isaac Corporation noted its strong pricing power can offset weak volumes in mortgages and autos, as well as some volume gains from personal loan originations and new channels like myFICO.com. Other top contributors included Silk Road Medical Inc., Gartner, Inc. and HealthEquity, Inc.

The biggest detractors to performance were Bill.com Holdings Inc. and Signature Bank. Despite several quarters of robust organic sales growth and gross margin expansion, Bill.com Holdings Inc.'s shares sold off alongside the broader software industry. Signature Bank’s shares declined as the market questioned the company’s digital asset platform given the contagion experienced in the cryptocurrency markets. While Signature Bank never had direct exposure to the underlying assets, the utility of them and thus the value of those deposits declined materially. Further, the company is experiencing a change in their fund banking business (loans to private equity), which it no longer believes is a growth area. Other bottom contributors included The Trade Desk, Inc., SiteOne Landscape Supply, Inc. and Datadog, Inc.

2022 was a very volatile and difficult year for equity and fixed income investors. Unfortunately, there was no place to hide from losses in 2022 with investors losing money in both equities and fixed income for only the third time since 1926. The S&P 500 Index finished the year down 18.11% after rallying 7.56% in the fourth quarter. The U.S. Federal Reserve’s hawkish monetary policy combined with improving supply chain issues appear to be working in reducing the core inflation rate. Inflation concerns, however, have been replaced by impending recession fears in the market. We certainly have witnessed a growth slowdown over the last year, and we are likely to see a continued growth slowdown over the next six to twelve months. The stock market seems to be already pricing in a moderate recession for 2023. Recession fears will not disappear overnight so investors should expect continued volatility in 2023 and will need to be patient. Additionally, the top-heavy S&P 500 companies, Meta Platforms, Inc., Apple Inc., Microsoft Corporation, Amazon.com, Inc., and Alphabet Inc in particular, are having significant fundamental growth issues which has not been the case since 2008. In our view, this may bode well for many small and medium sized companies, which can continue to grow in a lackluster economic environment.

Nuance Investments, LLC (“Nuance”)

At December 31, 2022, the Fund’s allocation to Nuance was 20.21%.

The strategy’s stock selection in financials was a significant positive contributor to performance as our investments in the property and casualty insurance subindustry, such as The Travelers Companies, Inc., and reinsurance subindustry, such as Alleghany Corporation, outperformed in the year. The strategy’s underweight of energy was a detractor from performance as geopolitical instability exacerbated a cyclical rebound in commodity prices and energy was the best performing sector in the year. The strategy’s large overweight to, and positioning within, consumer staples was a positive contributor to performance as the sector outperformed in the year, and our investments in outperformers Cal-Maine Foods, Inc. and Beiersdorf Akteingesellshaft more than offset positions in underperformers such as Calavo Growers, Inc. The strategy’s stock selection in health care was a detractor from performance as our investments in Baxter International Inc., Dentsply Sirona Inc., and ICU Medical, Inc. underperformed in the year. The strategy’s stock selection within real estate was a positive contributor to performance as our largest real estate holding, Equity Commonwealth, executed on an accretive stock repurchase plan at a discount to our estimate of fair value and was flat in the year, more than offsetting modest underperformance by Healthcare Realty Trust Incorporated and Cousins Properties Incorporated. The strategy’s stock selection within materials was a positive contributor to performance as our largest materials holding, GCP Applied Technologies, Inc. was up marginally, outperforming the benchmark. The strategy’s underweight positioning in information technology, consumer discretionary and communication services contributed to performance as those sectors underperformed in the year. Our positioning in utilities and industrials was a small contributor to performance. Cash also contributed to performance as the benchmark was down in the year.

Victory Capital Management Inc. (“Victory”)

At December 31, 2022, the Fund’s allocation to Victory was 26.63%.

During the year, stock selection was the key driver of relative performance. The Russell Midcap® Value Index returns were negative across nine of the 11 major economic sectors for the year and varied widely, with only six sectors outpacing the broader Index. Energy was the top performing sector, posting a return of 52.60%. By contrast, communication services was the worst performing sector, returning -31.62%.

JNL Multi-Manager Mid Cap Fund Jackson National Asset Management, LLC (Unaudited)

Specifically, for the strategy, stock selection in financials, information technology (“IT”), industrials and materials contributed to relative outperformance for the year. However, an overweight in IT partially offset the favorable impact of selection in the sector. An underweight in communication services (the worst performing sector) and real estate contributed to relative return. The strategy’s cash position during the year also augmented performance. Conversely, an underweight in utilities and energy (the top performing sector) detracted from relative performance for the year.

The strategy’s weight in the IT, health care, financials, utilities, real estate and consumer discretionary sectors increased during the year. Conversely, the strategy’s weight in the consumer staples, energy, materials, communication services and industrial sectors decreased during the year. As of December 31, 2022, the strategy was overweight in industrials, IT and materials, relative to the Index. By contrast, the strategy was underweight in utilities, financials, energy, communication services, real estate, consumer discretionary, health care and consumer staples, relative to the Index. Sector weighting is a byproduct of the bottom-up security selection process and not a result of top-down tactical decisions.

JNL Multi-Manager Small Cap Growth Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Small Cap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-31.08%	1 Year	-30.88%
5 Year	6.69	5 Year	7.01
10 Year	9.05	10 Year	9.32

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Granahan and RS Investments assumed portfolio management responsibility on September 28, 2015. Chicago Equity was added as an additional Sub-Adviser on July 11, 2016. KAR replaced LMCG as a Sub-Adviser and assumed portfolio management responsibilities effective April 30, 2018. Baron and Segall were added as additional Sub-Advisers on April 25, 2022.

Composition as of December 31, 2022:
Information Technology	26.9%
Health Care	20.5
Industrials	17.9
Consumer Discretionary	10.1
Financials	9.4
Communication Services	4.7
Consumer Staples	3.4
Materials	1.8
Energy	1.8
Real Estate	0.9
Rights	-
Other Equity Interests	-
Other Short Term Investments	2.1
Securities Lending Collateral	0.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL Multi-Manager Small Cap Growth Fund underperformed its primary benchmark by posting a return of -31.08% for Class A shares compared to -26.74% for the Morningstar U.S. Small Cap Broad Growth Extended Index.

JNL Multi-Manager Small Cap Growth Fund seeks to achieve its investment objective by investing in a variety of small cap growth strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

The Fund underperformed the benchmark during the year as just two of the six sleeves were able to outperform the benchmark. Granahan (-37.19%) posted the worst results as its aggressive growth style was out of favor and stock picking was challenged. RS Investments (-33.69%) was also weak in the year with poor stock picks coming in the health care and technology sectors. WCM (-23.16%) and KAR (-26.44%) were able to outperform the benchmark as a quality bias helped. Baron (-14.16%) and Segall (-11.13%) were added to the Fund in April and both lagged the benchmark through the end of the year.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

Baron Capital (“Baron”)

At December 31, 2022, the Fund’s allocation to Baron was 7.91%.

Stock selection in financials and information technology (“IT”) contributed the most. Outperformance of the strategies’ two Financials holdings, independent broker dealer LPL Financial Holdings Inc. and specialty insurer Kinsale Capital Group, Inc., added value. Favorable stock selection in IT, owing largely to digital banking platform Alkami Technology, Inc., power conversion company Advanced Energy Industries, Inc., and human capital management software leader Ceridian HCM Holding Inc., was partly offset by higher exposure to this lagging sector.

Adverse stock selection in health care, communication services, and consumer staples, lack of exposure to top performing energy, and higher exposure to lagging real estate hurt performance. Health care lagged due to transplant diagnostics company Caredx, Inc. and commercial intelligence software vendor Definitive Healthcare Corp. Within communication services, global marketing services business S4 Capital PLC and go to market business intelligence vendor ZoomInfo Technologies Inc. hampered results. Higher exposure to this lagging sector also proved costly. Performance in consumer staples was hindered by facial treatment provider The Beauty Health Company.

We invest with the goal of exceeding benchmark returns. We focus primarily on the longer term potential and valuation of our investments. We manage risk across multiple dimensions including position size (generally under 4%), industry (generally in line with the benchmark, although underexposed to cyclical energy and materials), and growth type (balanced among high growth, growth at a reasonable price, and non-correlated investments).

In the current environment, concerns about inflation and recession typically lead investors to sell riskier assets such as the earlier stage growth companies in which we invest. Additionally, inflationary periods typically coincide with rising commodity (energy, materials) prices that favor these sectors. These factors may create headwinds to our attribution results.

Granahan Investment Management, LLC (“Granahan”)

At December 31, 2022, the Fund’s allocation to Granahan was 24.69%.

Strong selection and allocation in energy and real estate was a bright spot this year but was not enough to offset overall headwinds. Selection in consumer staples, basic materials, telecommunications and utilities was also positive, but our underweight in those sectors detracted from gains. All other sectors produced negative attribution, with selection in financials and industrials being the largest detractors for the strategy.

The largest detractors for 2022 included: Kornit Digital Ltd., Digital Turbine USA, Inc., and Financial names Porch Group Inc, LendingTree, Inc. and Silvergate Capital Corporation.

The year’s best performance came from energy companies Array Technologies, Inc. and Enphase Energy, Inc., Evolent Health, Inc., Chart Industries, Inc. and The VitaCoco Company, Inc.

JNL Multi-Manager Small Cap Growth Fund Jackson National Asset Management, LLC (Unaudited)

Inflation proving to not be transitory and the U.S. Federal Reserve’s (“Fed”) response to aggressively raise rates as a counterbalance – and doing so faster than has been seen in decades - crushed most asset classes in 2022. The primary factors plaguing small cap growth stocks generally are overcapacity and higher interest rates. The former is the result of an unprecedented multiyear run of Initial Public Offerings driven by a robust funding environment, while the latter reflects dramatic policy shifts by the Fed to counter inflation. While this sorting out period is driving near-term pain, it’s also creating opportunities to concentrate around our highest conviction names. While Granahan's focus on disruptive small-cap companies has always lent itself to higher risk tolerance, we do not invest in narratives or vaporware. We perform deep dive due diligence on strategy candidates and continue this process on an ongoing basis, seeking to build positions in high conviction names opportunistically during periods of volatility, such as that which we are experiencing currently. We believe our holdings will outperform as the strong fundamentals of our companies are realized by investors. We remain disciplined and focused on our repeatable processes that have provided success for our clients over time.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

At December 31, 2022, the Fund’s allocation to KAR was 27.88%.

The investment objective of the sleeve is to achieve a return meaningfully above that of the benchmark and to achieve this return objective with a Fund that exhibits lower overall risk characteristics.

Poor stock selection in consumer discretionary and an underweight in energy detracted from performance. Good stock selection in financials and good stock selection and an underweight in health care contributed positively to performance.

The biggest contributors to performance were Ollie’s Bargain Outlet Holding, Inc. (“OLLI”) and Autohome Inc. (“ATHM”). Over the past year, OLLI benefitted from the inflationary and potentially slowing economy by acquiring attractive inventory as a result of other retailers’ supply chain difficulties. ATHM reported results that beat expectations despite Chinese lockdowns effecting local auto demand and global supply chain disruptions. Other top contributors included Ryan Specialty Group Holdings, Inc., AAON, Inc., and Aspen Technology.

The biggest detractors to performance were Bill.com Holdings Inc. (“BILL”) and Fox Factory Holding Corp. (“FOXF”). Despite several quarters of robust organic sales growth and gross margin expansion, BILL's shares sold off alongside the broader software industry. FOXF’s heightened demand was met with an equal amount of stock price appreciation and enthusiasm in 2021; however, that enthusiasm waned in 2022 despite the business continuing to fundamentally perform in a satisfactory manner. While we do not know the ultimate level of “normalized” demand, we believe the competitive position of FOXF’s business remains intact. Other bottom contributors included Auto Trader Group PLC, Rightmove PLC, and Duck Creek Technologies, Inc.

2022 was a very volatile and difficult year for equity and fixed income investors. Unfortunately, there was no place to hide from losses in 2022 with investors losing money in both equities and fixed income for only the third time since 1926. The S&P 500 Index finished the year down 18.11% after rallying 7.56% in the fourth quarter. The U.S. Federal Reserve’s hawkish monetary policy combined with improving supply chain issues appear to be working in reducing the core inflation rate. Inflation concerns, however, have been replaced by impending recession fears in the market. We certainly have witnessed a growth slowdown over the last year, and we are likely to see a continued growth slowdown over the next six to twelve months. The stock market seems to be already pricing in a moderate recession for 2023. Recession fears will not disappear overnight so investors should expect continued volatility in 2023 and will need to be patient. Additionally, the top-heavy S&P 500 companies, Meta Platforms, Inc., Apple Inc., Microsoft Corporation, Amazon.com, Inc., and Alphabet Inc. in particular, are having significant fundamental growth issues which has not been the case since 2008. In our view, this may bode well for many small and medium sized companies, which can continue to grow in a lackluster economic environment.

Victory RS Investments (“RS Investments”)

At December 31, 2022, the Fund’s allocation to RS Investments was 13.22%.

During the year, the strategy’s underperformance relative to the benchmark was hindered in particular by stock selection within technology and producer durables, while stock selection within energy offset a small portion of the relative underperformance.

Within technology, the largest driver of underperformance was information technology holding Avaya Holdings Corp. Avaya Holdings Corp. is a global business communications company that we initially allocated to following its partnership with RingCentral, Inc. that provided it with a strong position in the unified communications as a service space. Avaya Holdings Corp. collects royalties from its partnership with RingCentral, Inc. in return for providing RingCentral, Inc. with access to its large existing client base, resulting in higher margin revenue and long term growth prospects. Unfortunately, Avaya Holdings Corp. reported disappointing revenue that was below guidance and earnings before interest, taxes, depreciation, and amortization that was materially less than expected, as strong cloud revenue was offset by lower revenue recognition and the negative impact on the company’s Russia and Ukraine exposure. Sales and management turnover gave us pause to underwrite the sustainability of their growth despite the opportunity. As a result, we decided to move on from the position.

Within energy, a driver of relative outperformance was non-renewable energy holding Diamondback Energy, Inc., an independent oil and natural gas company focused on the acquisition, development, exploration, and exploitation of unconventional onshore oil and natural gas reserves in the Permian Basin in West Texas. The strategy initially purchased Diamondback given the view the stock was materially undervalued given its market leadership as a best in class operator in the Permian Basin, proven ability to grow via acquisition, strong cash flow, and priority to generate cash returns versus growth. Despite some angst due to weather and service cost inflation, Diamondback Energy, Inc. solidly beat expectations and raised guidance by exceeding production targets with lower capital expenditure, while remaining committed to the capital return plan which has been underway for several quarters.

Segall Bryant & Hamill (“Segall”)

At December 31, 2022, the Fund’s allocation to Segall was 7.66%.

Segall Bryant & Hamill sub-advised the Fund beginning April 25th, 2022, through year end. During this period, the strategy underperformed its benchmark primarily due to security selection. Although not as impactful, sector allocation also had a negative impact on performance. Cash allocation was an offsetting tailwind to relative performance.

One sector, real estate, contributed positively to the strategy’s performance relative to its benchmark during the period. Conversely, the two sectors that detracted most from the strategy’s performance relative to its benchmark were health care and consumer discretionary

As interest rates have risen, investors have favored companies in cyclical sectors despite typically being some of the hardest hit during economic slowdowns. Resilience in

JNL Multi-Manager Small Cap Growth Fund Jackson National Asset Management, LLC (Unaudited)

cash flows, especially relative to typical growth sectors, has been impressive. Our positioning in fundamentally stable growth companies, as opposed to short term cyclical beneficiaries, manifested as a stylistic headwind across the strategy during the period.

Significant positive contributors included Turning Point Therapeutics, Inc. which was acquired by pharmaceutical company Bristol-Myers Squibb Company, and Medpace Holdings, Inc., a provider of outsourced clinical development services which showed continued strength in growth and backlog for future contracted services.

Major negative contributors included enterprise security software company Rapid7, Inc. and pharmacy automation tools and services provider Omnicell, Inc., both of which were sold in the period. Rapid7, Inc. struggled due to sales execution missteps and increasing competitive pressures. Omnicell, Inc. reported an abrupt slowdown in customer demand as its customer base of large health systems is under considerable financial strain, particularly due to operational disruptions given labor challenges.

As of the end of 2022, the strategy was overweight the information technology, health care and financials sectors and underweight all other sectors. We are focused, as always, on building a strategy of companies that can demonstrate fundamentally stable growth and cash flow characteristics over the long term.

WCM Investment Management, LLC (“WCM”)

At December 31, 2022, the Fund’s allocation to WCM was 18.63%.

Stock selection was strong in 2022 and drove the strategy’s relative gains. From a selection perspective, information technology (“IT”) was the strategy’s most significant contributor to relative performance. Our picks in IT services and software drove the gains in the sector. Selection was also strong in industrials (professional services and building products), consumer staples (food and staples retailing), and consumer discretionary (hotels restaurants and leisure and specialty retail). Allocation slightly contributed to the strategy’s relative performance. The strategy’s underweights to communication services (worst in bench) and real estate were the primary contributors. The strategy’s overweights to consumer staples and industrials also slightly contributed.

From a sector selection perspective, the primary detractor was health care. Our picks in biotechnology and health care technology struggled in the year. Our picks in communication services also detracted in the year. For allocation, our underweight to energy (best in bench) was the strategy’s most significant detractor from relative performance as the sector posted about a 30% gain for the year. The strategy’s overweight to IT and consumer discretionary also detracted.

The current market environment provides us with an opportunity to devote more time to understanding how each management team is using the slower growth period to reflect on what matters most for their business. Similar to the COVID-19 period, we want to see allocators put capital to work with the objective of focusing on their ability to grow their investment base, expand their competitive advantage, drive higher cash flow rates of return over time, and find reinvestment opportunities.

JNL Multi-Manager Small Cap Value Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Small Cap Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-12.16%	1 Year	-11.93%
5 Year	4.06	5 Year	4.36
10 Year	7.41	10 Year	7.68

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Congress Asset Management Company LLP, Chicago Equity Partners, LLC, Cooke & Bieler L.P. and Cortina Asset Management, LLC assumed portfolio management responsibility on September 28, 2015. WCM Investment Management, LLC replaced PPM America, Inc. as a Sub-Adviser and assumed portfolio management responsibilities effective August 13, 2018.

Composition as of December 31, 2022:
Industrials	26.6%
Financials	18.4
Consumer Discretionary	14.1
Health Care	9.8
Information Technology	9.8
Consumer Staples	4.4
Real Estate	4.4
Materials	3.1
Energy	2.8
Utilities	2.0
Communication Services	0.7
Investment Companies	0.2
Other Short Term Investments	3.6
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL Multi-Manager Small Cap Value Fund underperformed its primary benchmark by posting a return of -12.16% for Class A shares compared to -10.45% for the Morningstar U.S. Small Cap Broad Value Extended Index.

JNL Multi-Manager Small Cap Value Fund seeks to achieve its investment objective by investing in a variety of small cap value strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

Three of the five sleeves trailed the benchmark leading to underperformance for the Fund in the year. Cooke & Bieler (-19.02%) delivered the most severe underperformance, hurt by weak stock picks in the industrials and consumer discretionary sectors. WCM (-14.91%) and Congress (-13.17%) also lagged by meaningful amounts. Reinhart (-3.13%) outperformed by a wide margin due to strong stock picks in the industrials and financials sectors. River Road (-8.83%) outperformed the benchmark with positive effects from stock selections across the financials, consumer staples, and consumer discretionary sectors.

Congress Asset Management Company LLP (“Congress”)

At December 31, 2022, the Fund’s allocation to Congress was 18.48%.

2022 was a volatile year for financial markets as higher interest rates decreased risk appetites. The fourth quarter saw a reprieve to the prior three quarters. As we look ahead, inflation remains stubbornly persistent, Russia remains aggressive in Ukraine, and antagonism between the U.S. and China is increasing. In 2022, the U.S. Federal Reserve (“Fed”) raised rates seven times and is walking a fine line between inflation and unemployment. We have seen prospects improve in less innovative sectors such as energy and materials as the value of their products increase with inflation. In more innovative sectors where business prospects discount earnings further into the future, we have seen prospects diminish as rising interest rates decrease the value of future earnings and supply constraints slow growth expectations. We expect this dichotomy to continue as crosscurrents around geopolitics, COVID-19, inflation, and Fed policies persist.

Stock selection was the key driver of our relative performance and was best in materials and information technology. Positive stock selection in the quarter was driven by Matador Resources Company, EMCOR Group, Inc., Skechers U.S.A., Inc., Patrick Industries, Inc. and Shyft Group, Inc. Negative stock selection was worst in industrials and communication services and was driven by Telephone and Data Systems, Inc., Pacira Pharmaceuticals, Inc. LCI Industries, FTI Consulting, Inc. and Editas Medicine, Inc.

Cooke & Bieler, L.P. (“Cooke & Bieler”)

At December 31, 2022, the Fund’s allocation to Cooke & Bieler was 21.34%.

Stocks recovered strongly in the fourth quarter, but the rally was not strong enough for major indices to avoid their worst calendar year returns since 2008. Improved sentiment was driven by the slower pace of U.S. Federal Reserve (“Fed”) tightening and signs inflation pressures had peaked, with markets also skirting any significant macroeconomic shocks.

The strategy lagged the benchmark for the year due both to negative allocation and stock selection effect. Within stock selection, energy holding DMC Global Inc. detracted significantly. Consumer discretionary holdings, particularly Helen of Troy Limited, Hanesbrands Inc. and Gildan Activewear Inc. were additional headwinds. All four of the aforementioned holdings have been added to during the year, as we believe the companies are undervalued. Offsetting some of this underperformance, stock selection within financials was strong, with RenaissanceRe Holdings Ltd, National Western Life Group, Inc. and FirstCash Holdings, Inc. contributing most. From an allocation perspective, the underweight to energy, the benchmark’s best performing sector, continued to weigh on relative performance, making it the largest detractor for the year. The overweight to consumer discretionary was also a headwind as investors shied away from more cyclical companies in the wake of a potential economic downturn. The underweights to real estate and communication services were partial positive offsets.

With an ostensibly better line of sight on the end of the Fed’s tightening cycle, investors seemed to focus more on longer term

JNL Multi-Manager Small Cap Value Fund Jackson National Asset Management, LLC (Unaudited)

fundamentals as the year ended. The related fourth quarter underperformance within more speculative areas of the market and greater strength among enterprises with proven business models were steps in the right direction for the strategy’s style of investing. Similarly, it seems many investors who were concerned about a recession are now anticipating a soft landing – a shift that benefited many of the strategy’s more cyclical holdings. In addition, many of the more economically sensitive holdings had discounted a long and severe recession. Favorable absolute and relative returns in the fourth quarter represented only a partial reversion to normal valuations for many of the strategy’s egregiously undervalued holdings. Remaining latent value and solid long term fundamentals are reasons we remain optimistic about the strategy’s future prospects.

Reinhart Partners, Inc (“Reinhart”)

At December 31, 2022, the Fund’s allocation to Reinhart was 19.96%.

The strategy capped off a strong year with an excellent fourth quarter. While we never like to see our strategy value decline on an absolute basis, we were pleased to provide the downside protection that our clients expect. For the first time in more than a decade, we have enjoyed a sustained period during which it did not feel like we were fighting against stylistic headwinds in the broader stock market. Value stocks have regained market leadership over the past two years, a benefit for the strategy given our disciplined valuation framework. Of late, we have occasionally been asked whether the “value recovery” has already fully played out. After lagging by so much and for so long, it would be a surprise to us if the transition back toward value stocks has been exhausted after two short years.

A favorable market environment for our investing style has been welcome but was certainly not the only driver of outperformance during 2022. By and large, our portfolio companies reported strong financial results and remain well positioned to grow earnings power for years to come. Our focus on investing in companies with strong competitive positions has allowed these encouraging outcomes, particularly amidst a challenging economic backdrop. We have frequently emphasized the importance of competitive advantages and pricing power in prior commentaries. These factors have been particularly important in an environment where the costs of inputs, services, and labor are rising.

River Road Asset Management, LLC (“River Road”)

At December 31, 2022, the Fund’s allocation to River Road was 20.36%.

The sectors with the highest contribution to relative return during the year were consumer staples and financials. Consumer staples benefited from positive stock selection and an overweight allocation. Financials benefited from positive stock selection. The holdings with the highest contribution to active return in the strategy were White Mountains Insurance Group Ltd, Murphy USA Inc., and HF Sinclair Corporation. The sectors with the lowest contribution to relative return during the year were information technology (“IT”) and materials. IT suffered from negative stock selection and an overweight allocation. Materials suffered from an underweight allocation and negative stock selection. The holdings with the lowest contribution to active return in the strategy were Avaya Holdings Corp., Cannae Holdings, Inc., and Advance Auto Parts, Inc.

The objective of the strategy is to outperform the Russell 2500 Value by 200 to 400 basis points gross of fees annualized over a market cycle. The strategy does not employ volatility targets; however, the strategy seeks to minimize return volatility and the potential for permanent loss of capital by employing a policy of balanced diversification and a structured sell discipline.

A volatile yet positive quarter for stocks capped one of the most challenging years on record for investors. Large caps outperformed small caps for 2022, while value dominated growth across all cap tiers. Within the Russell 2500 Value, energy (+51.92%) had the highest total return in 2022, while communication services (-29.09%) had the lowest. It was a record year for active small cap value managers with 98% beating the index; among active small mid cap value managers, 53% outperformed in 2022.

WCM Investment Management, LLC (“WCM”)

At December 31, 2022, the Fund’s allocation to WCM was 19.85%.

Attribution analysis shows that while both allocation and selection were detractors for the year, allocation was the primary source of underperformance.

From an allocation perspective, the strategy’s underweight to real estate was the primary contributor. The strategy’s underweight to communications was an additional contributor. Lastly, the strategy’s overweight to industrials and consumer staples also contributed.

From a selection standpoint, the strategy’s picks in consumer staples and health care were the primary contributors.

From an allocation perspective, the strategy’s avoidance of energy was by far the largest detractor. Additionally, the strategy’s overweight to information technology and health care were additional noteworthy detractors. Finally, the strategy’s avoidance of utilities was also a sizable detractor.

From a selection standpoint, the strategy’s picks in financials were the largest source of underperformance. Selection within consumer discretionary, real estate and materials also detracted from performance.

Over the year, the strategy endured a macro driven environment where energy and utilities were the only positive sectors in the benchmark. While the market closed 2022 with a solid quarter of performance, it was preceded by three consecutive down quarters for small cap stocks, which included the second worst first half start to a year in the Russell 2000 Value’s history. While energy and utilities have led the way over the last year, we have seen our quality businesses hold up better than most. However, we continue to believe that quality businesses are on sale and have been able to take advantage of what we believe to be temporary mispricing in the market.

We do not utilize derivatives as part of our investment process; accordingly, they were not used in the strategy during the year.

JNL Multi-Manager U.S. Select Equity Fund Jackson National Asset Management, LLC (Unaudited)

Composition as of December 31, 2022:
Health Care	23.1%
Information Technology	18.3
Energy	14.3
Consumer Staples	9.6
Financials	8.4
Industrials	7.8
Utilities	6.4
Consumer Discretionary	5.2
Materials	1.4
Real Estate	1.0
Other Short Term Investments	4.5
Total Investments	100.0%

Total Return

Class A‡

Since Inception -2.30%

Class I†

Since Inception -2.20%

‡Inception date November 15, 2022

†Inception date November 15, 2022

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period, November 15, 2022 through December 31, 2022 the Fund posted a return of -2.30% for Class A shares compared to -2.93% for the Morningstar U.S. Target Market Exposure Index (Net).

The JNL Multi-Manager U.S. Select Equity Fund seeks to achieve its investment objective by allocating to U.S. equity strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

The Fund was launched in November of this year. From that point through the end of the year, the Fund outperformed its benchmark due to strength from the GQG sleeve. GQG (-2.25%) outperformed the benchmark due to strength from its holdings in Exelon Corporation and UnitedHealth Group Incorporated. WCM (-5.94%) narrowly underperformed over the brief time period. Bill.com, Amazon, and Datadog were top detractors for the strategy.

GQG Partners, LLC (“GQG”)

At December 31, 2022, the Fund’s allocation to GQG was 61.65%.

From a sector perspective, during the year the strategy was helped on a relative basis by an overweight to energy, an underweight to consumer discretionary, and stock selection in energy. Relative performance was negatively impacted by stock selection in information technology (“IT”), materials, and financials.

The investment objective of the strategy is to achieve long term capital appreciation.

In 2022, the S&P 500 declined -18.11% with nine of the benchmark’s 11 sectors posting a loss for the year. We believe that persistently high inflation is leading to more aggressive tightening from central banks, which could dampen economic growth. As a result, investors appear to be concerned that the probability of a recession is increasing. The largest declines in the year were in communication services (-39.9%), consumer discretionary (-37.0%) and IT (-28.1%). The only two sectors that posted positive returns were energy (+65.7%) and utilities (+1.5%) during the year.

Energy, healthcare and utilities are the largest overweights in the strategy with IT, consumer discretionary and communication services the largest underweights. Potential headwinds include a material slowdown in global economic activity, which could drive lower demand for crude oil and a sharp decline in commodity prices negatively impacting earnings growth in energy. A more dovish tone from central banks regarding their intention to raise interest rates could spark a risk on environment in the global equity markets and a rerating of high multiple names in IT, consumer discretionary and communication services that we are underweight. The strategy may underperform in that scenario.

WCM Investment Management (“WCM”)

At December 31, 2022, the Fund’s allocation to WCM was 38.35%.

Attribution analysis reveals that the majority of the strategy’s underperformance can be attributed to stock selection.

From a sector allocation perspective, health care (overweight) was the largest positive contributor to our relative performance, followed by communication services (no weight) and energy (underweight). On the other hand, information technology (“IT”) (overweight) detracted from our relative performance, as did utilities (no weight) and consumer discretionary (overweight).

Looking at stock selection, IT (Visa Inc.) was the best performing sector relative to the benchmark, followed by real estate (Rexford Industrial Realty, L.P.) and financials (Arthur J. Gallagher & Co.). On the flipside, health care (Repligen Corporation, DexCom, Inc.) was the worst performing sector relative to the benchmark, followed by consumer discretionary (Amazon.com, Inc., Floor & Decor Holdings, Inc.) and consumer staples (Costco Wholesale Corporation).

JNL S&P 500 Index Fund Mellon Investments Corporation (Unaudited)

JNL S&P 500 Index Fund

Total Return
Class I†
1 Year	-18.18%
Since Inception	10.22
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	25.2%
Health Care	15.5
Financials	11.4
Consumer Discretionary	9.6
Industrials	8.4
Communication Services	7.1
Consumer Staples	7.0
Energy	5.1
Utilities	3.1
Materials	2.7
Real Estate	2.6
Investment Companies	0.7
Other Short Term Investments	1.6
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL S&P 500 Index Fund underperformed its primary benchmark by posting a return of -18.18% for Class I shares compared to -18.11% for the S&P 500 Index.

The investment objective of the Fund is to match the performance of the S&P 500 Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. The Fund attempts to replicate the S&P 500 Index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/AB Sustainable Global Thematic Fund AllianceBernstein (Unaudited)

JNL/AB Sustainable Global Thematic Fund

Total Return
Class A‡		Class I†
Since Inception	-6.70%	Since Inception	-6.40%
‡Inception date April 25, 2022
†Inception date April 25, 2022

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	30.2%
Financials	16.8
Health Care	16.0
Industrials	15.7
Utilities	5.4
Consumer Staples	5.2
Materials	3.0
Consumer Discretionary	3.0
Other Short Term Investments	4.7
Total Investments	100.0%

For the period April 25, 2022 through December 31, 2022, JNL/AB Sustainable Global Thematic Fund outperformed its primary benchmark by posting a return of -6.70% for Class A shares compared to -8.58% for the Morningstar Global Target Market Exposure Index (Net).

Global equity markets ended higher after another volatile quarter. The MSCI All Country World Index (ACWI) increased 9.8% over the fourth quarter, with the benchmark experiencing an early double-digit rally through mid-December before fading a bit into year end. The global index finished down 18.4% for the year, a significant reset after several years of healthy gains. The cumulative effect of higher interest rates on the global economy suggests a continued difficult backdrop for earnings and stocks as we enter the new year.

Value stocks outperformed growth stocks to a significant tune. Quality fundamentals outperformed, continuing the reversal, and taking back more of the ground lost in the first quarter’s historically sharp low quality value rally. In spite of these style headwinds, the Fund displayed more earnings resilience than the overall market and ultimately outperformed.

Economic growth is slowing, and our base case forecasts a higher frequency of negative earnings revisions for 2023. Companies with stronger fundamentals and higher quality attributes such as low debt levels and higher returns typically perform best during such periods. Our approach favors companies with higher quality and growth attributes, though we’ve recently emphasized more of the former at the expense of the latter as we prepare for a volatile start to the year and potentially more pressure on equities. Our focus as thematic investors is finding private sector solutions to the world’s biggest challenges. Broad shifts in the global economy take years to run their course, and global challenges such as climate mitigation, access to healthcare and infrastructure needs are not solved overnight. Importantly, companies providing solutions to these persistent and growing challenges should experience more resilient demand for their products and services than those that are reliant upon cyclical demand, in our view. We expect this to translate into more resilient earnings, which may hold increasing appeal to investors if earnings growth becomes scarcer.

Currency derivatives are only used to hedge our currency exposure to match the benchmark and this did not significantly contribute or detract from performance.

JNL/AQR Large Cap Defensive Style Fund AQR Capital Management, LLC (Unaudited)

JNL/AQR Large Cap Defensive Style Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-8.57%	1 Year	-8.30%
Since Inception	8.52	Since Inception	8.85
‡Inception date June 24, 2019
†Inception date June 24, 2019

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Health Care	21.5%
Consumer Staples	18.8
Industrials	13.4
Financials	10.5
Information Technology	9.7
Communication Services	5.7
Utilities	4.4
Materials	4.3
Energy	3.7
Consumer Discretionary	2.7
Real Estate	0.5
Other Short Term Investments	4.8
Total Investments	100.0%

For the year ended December 31, 2022, JNL/AQR Large Cap Defensive Style Fund outperformed its primary benchmark by posting a return of -8.57% for Class A shares compared to -19.43% for the Morningstar U.S. Target Market Exposure Index (Net).

From a thematic perspective, low statistical risk, low market risk, and low fundamental risk each contributed to fund performance throughout the year. The Fund employs a diverse set of low-risk fundamental inputs and applies them in a disciplined and systematic manner. Importantly, the Fund’s investment process is systematic in that our models and portfolio construction process drive the buying and selling of securities. As a reminder, the Fund pursues a defensive investment style, meaning it seeks to generate returns similar to equity markets over the long-term while realizing significantly less volatility. As such, the Fund maintains a beta below 1.0 relative to the benchmark, typically in the 0.6 – 0.8 range. Therefore, the Fund may have the propensity to underperform the benchmark during periods when the market experiences positive returns and outperform the benchmark when the market is down.

In a year when concerns around monetary policy and inflation weighed on markets, low-risk, high-quality securities outperformed and drove strong results for the Fund. Sector selection drove outperformance throughout 2022, though there was some modest contribution from stock selection within sectors as well. In sector selection, an overweight to consumer staples and underweight positions in information technology (“IT”) and consumer discretionary were the most notable contributors to outperformance. Similarly, stock selection within communication services and IT were additive to outperformance in 2022. However, stock selection performance was limited by detraction from health care and utilities. The Fund ended the year with a diversified portfolio of 217 stocks. The largest sector overweights relative to the benchmark at the end of the year were in consumer staples, health care, and industrials. The largest underweights relative to the benchmark are in IT, consumer discretionary, and communication services.

Derivatives had a negative impact on the Fund’s performance during the year.

JNL/Baillie Gifford International Growth Fund Baillie Gifford & Co. (Unaudited)

JNL/Baillie Gifford International Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-37.23%	1 Year	-37.06%
5 Year	0.73	5 Year	1.03
Since Inception	1.33	Since Inception	1.62
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Baillie Gifford & Co. assumed portfolio management responsibility on April 26, 2021.

Composition as of December 31, 2022:
Consumer Discretionary	25.5%
Information Technology	20.1
Health Care	19.9
Communication Services	8.8
Industrials	8.7
Financials	7.8
Consumer Staples	4.6
Materials	2.7
Other Short Term Investments	1.9
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Baillie Gifford International Growth Fund underperformed its primary benchmark by posting a return of -37.23% for Class A shares compared to -15.32% for the Morningstar Global ex-US Target Market Exposure Index (Net).

2022 proved to be an exceptionally difficult year for investors in growth equities. Russia’s shocking invasion of Ukraine seriously exacerbated the developing inflation problem through its effect on energy. Investors concerned about geopolitical risk, and the rise in interest rates, reduced the valuations they were willing to pay for profits expected to be made years in the future. Many companies that had performed strongly during the pandemic returned to their share price levels of several years ago, despite making considerable progress in the interim. The Fund’s struggles were led by weak stock selection in consumer discretionary, communication services, and consumer staples as well as an overweight to information technology. From a country perspective, an overweight to China as well as stock selection in Germany and Japan weighed the most on the Fund’s relative results.

Our investment approach remains unchanged: to identify a small number of exceptional growth companies that can take advantage of long-lasting trends. We back entrepreneurial companies disrupting large target markets. We focus on their prospects over the next five to ten years, with a particular emphasis on the financial return should the investment case play out to its full potential.

Many of our holdings that fit this description fared poorly in share price terms in 2022. Businesses such as music streaming leader Spotify Technology S.A., Latin American ecommerce leader MercadoLibre S.R.L, and payment technology company Adyen B.V. fell sharply despite little deterioration in their long-term prospects. Particular beneficiaries of the pandemic such as clothing ecommerce specialist Zalando SE and meal kit company HelloFresh SE also sold off heavily as concerns increased about consumer spending. Our holding in Tesla Inc. also declined sharply owing to concerns around future demand, and the distraction of CEO Elon Musk’s involvement in Twitter.

An extensive period of company meetings and analysis has reinforced our confidence in the position of the Fund. The management teams of our holdings report that the growth drivers propelling their businesses remain generally intact. We are encouraging them to continue investing for the long term, whilst being mindful of the difficult economic conditions many are likely to face in the near future. We are also encouraged by our analysis of the financial resilience of the Fund. It has the profitability, cashflow and balance sheet strength to navigate a cyclical downturn. Indeed, this should be a good period for long-term oriented holdings to strengthen their market positions.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/Baillie Gifford U.S. Equity Growth Fund Baillie Gifford & Co. (Unaudited)

JNL/Baillie Gifford U.S. Equity Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-55.74%	1 Year	-55.62%
Since Inception	-42.55	Since Inception	-42.38
‡Inception date April 26, 2021
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	23.9%
Health Care	22.3
Consumer Discretionary	19.7
Communication Services	15.4
Industrials	7.5
Financials	4.6
Materials	0.6
Real Estate	0.3
Rights	-
Other Short Term Investments	5.4
Securities Lending Collateral	0.3
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Baillie Gifford U.S. Equity Growth Fund underperformed its primary benchmark by posting a return of -55.74% for Class A shares compared to -31.71% for the Morningstar U.S. Large-Mid Cap Broad Growth Index.

2022 was a challenging year for U.S. stock markets, and even more so for the Fund which significantly underperformed. High inflation, exacerbated by energy security concerns, ongoing global supply chain challenges and a tight domestic labor market, dominated the headlines. Higher interest rates often mean that stock market investors discount the value of future cashflows more aggressively when valuing businesses and this was evident in 2022. Stock selection within information technology, consumer discretionary, and communication services detracted the most from performance on a relative basis.

The Fund owns several positions in companies that are early in their growth trajectory and where most of their value is based on their potential to grow substantially in the future. The share prices of many of the Fund’s holdings fell significantly in the prevailing environment even though most of them are in strong operating positions. The Fund has exposure to innovation across a range of industries which should drive societal progress in the decades ahead: Healthcare businesses that may enable a move towards personalized and more affordable healthcare; businesses that are enabling the shift online of consumers and businesses; companies that are electrifying transport; that are making education easier to access, and that are supporting the re-emergence of local businesses to name just a selection of the Fund’s growth drivers. The growth prospects for these businesses are far more tied to change than to overall economic activity, a feature that we think deserves far more attention.

The investment objective is to deliver significant outperformance over time periods of 5 years plus. The Fund seeks to meet this objective by identifying exceptional growth businesses and owning them for long enough that the advantages of their business models and cultural strengths become the dominant drivers of their stock prices.

The Fund is positioned to benefit from conditions where stock prices are driven by the long-term progress of businesses. In contrast, stock market prices are currently highly sensitive to short-term news flow, particularly in relation to anything suggesting a change to the inflation outlook. These conditions may well persist in 2023 which would be a difficult environment for the Fund.

JNL/BlackRock Global Allocation Fund BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Global Allocation Fund

††36% S&P 500 Index, 24% FTSE World (ex-U.S.) Index, 24% Bank of America Merrill Lynch Current 5-Year U.S. Treasury Index, 16% FTSE Non-U.S. Dollar World Government Bond Index

Average Annual Total Returns
Class A		Class I
1 Year	-15.48%	1 Year	-15.27%
5 Year	3.24	5 Year	3.53
10 Year	4.78	10 Year	5.03

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	10.6%
Health Care	9.3
Financials	8.0
Consumer Discretionary	7.2
Government Securities	7.1
Communication Services	5.4
Energy	5.1
Industrials	4.8
U.S. Government Agency MBS	4.6
Non-U.S. Government Agency ABS	4.0
Materials	4.0
Consumer Staples	3.8
Investment Companies	1.7
Utilities	1.6
Real Estate	0.9
Warrants	-
Other Short Term Investments	21.4
Securities Lending Collateral	0.5
Net Long (Short) Investments	100.0%

For the year ended December 31, 2022, JNL/BlackRock Global Allocation Fund outperformed its primary benchmark by posting a return of -15.48% for Class A shares compared to -18.02% for the Morningstar Developed Markets Target Market Exposure Index (Net). The Fund outperformed its blended benchmark return of -15.59% for the 36% S&P 500 Index, 24% FTSE World (ex-U.S.) Index, 24% Bank of America Merrill Lynch Current 5-Year U.S. Treasury Index, 16% FTSE Non-U.S. Dollar World Government Bond Index.

Within equities, an overweight to energy, as compared to the reference benchmark, positively impacted returns. Tactical short positioning on U.S. index futures, implemented to help manage the overall beta of the Fund, contributed to performance. Stock selection within communication services added to returns. Within fixed income, exposure to securitized assets positively impacted performance. Exposure to cash and cash equivalents, which was largely help in lieu of fixed income (zero duration U.S. fixed income) as a hedge against equities, was also additive. Currency management, notably an underweight to the Euro and overweight to the U.S. Dollar, contributed to returns.

Within equities, security selection within industrials and information technology (“IT”) detracted from performance. An overweight to and security selection within consumer discretionary negatively impacted returns. An underweight to consumer staples and financials also detracted. Within fixed income, an underweight to developed market government bonds relative to the reference benchmark, notably Japanese government bonds, weighed on performance. Rate derivatives, primarily modest long exposure across the U.S. yield curve (which help as a hedge in an acute risk off environment) detracted from returns.

Within equities, the Fund decreased exposure to the U.S., Europe and Asia. From a sector perspective, the Fund increased exposure to energy and decreased exposure to IT, consumer discretionary, industrials, communication services, financials and materials. Within fixed income, the Fund increased exposure to corporate and government bonds, and decreased exposure to bank loans. From a duration perspective, the Fund increased total portfolio duration from 0.4 years to 1.8 years during the year. The Fund’s allocation to commodity-related securities remained unchanged. Reflecting the above changes, the Fund’s cash equivalents increased.

Relative to its benchmark, the Fund was underweight equities and fixed income, overweight cash equivalents, and had minimal exposure to commodities. Within equities, the Fund's largest overweights were energy and communication services, and largest underweights were financials, industrials, consumer staples, IT and real estate. The Fund’s largest underweights were in Japan and Australia. Within fixed income, the Fund was underweight developed market government bonds, and overweight credit, securitized debt and bank loans. From a duration perspective, the total portfolio duration was 1.8 years, up from 0.4 years as of December 31, 2021, vs. a benchmark duration of 2.4 years (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund had a modest overweight to the U.S. Dollar, though down from prior months, and underweight the Chinese Yuan.

Derivatives, in aggregate, modestly detracted from the Fund's performance during the year.

JNL/BlackRock Global Natural Resources Fund BlackRock International Limited. (Unaudited)

JNL/BlackRock Global Natural Resources Fund

Average Annual Total Returns
Class A		Class I
1 Year	17.66%	1 Year	18.17%
5 Year	8.76	5 Year	9.07
10 Year	2.96	10 Year	3.22

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

BlackRock International Limited assumed portfolio management responsibility on September 25, 2017.

Composition as of December 31, 2022:
Materials	49.6%
Energy	34.9
Consumer Staples	7.1
Industrials	5.6
Other Short Term Investments	2.8
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/BlackRock Global Natural Resources Fund outperformed its primary benchmark by posting a return of 17.66% for Class A shares compared to 9.59% for the S&P Global Natural Resources Index (Net).

The outperformance was primarily driven by positive stock selection in the agriculture subsector of the Fund. 2022 was a challenging year for equity markets, with the MSCI All-Country World Index falling -18.4%. The losses were driven by aggressive interest rate hikes to curb inflation, fear surrounding a potential imminent recession, combined with rising geopolitical risk following the Russia Ukraine war and China’s COVID-19 lockdowns.

The war caused a shift in energy supply chains and the replumbing of the world’s energy systems, leading to higher energy prices. Brent Crude Oil and West Texas Instruments oil prices rose 7.2% and 6.7%, ending the period at $83/barrel and $80/barrel respectively. U.S. Henry Hub natural gas prices rose 19% to $4.4/mmbtu (1 million BTU), having peaked at $9.8/mmbtu. The European 1month forward Title Transfer Facility natural gas price peaked at over $90/mmbtu before falling back to $20.3/mmbtu.

Mining significantly outperformed broader equity markets in 2022. Most mined commodity prices were down, with iron ore, copper and aluminium prices falling -4.1%, -14.7% and -18.9% respectively. However, gold prices were up +0.4%, benefitting from a weaker U.S. Dollar in the latter parts of the year.

Within agriculture, world food prices hit a new record on the back of the impact from the war in Ukraine, due to the importance of Ukraine and Russia to corn and wheat supply. Additionally, higher energy prices and input costs, adverse weather conditions in key markets, and continued strong global demand supported prices.

Not holding Public Joint Stock Society Mining and Metallurgical Company Norilsk Nickel was among the largest individual positive contributor to relative performance as the Russian mining company was written down to zero in the benchmark.

An underweight to oilfield services energy detracted from relative returns. The oil services companies performed strongly on the increase in oil prices and on evidence of rising demand for oilfield services in the supply chain.

Not holding Mondi PLC was a contributor to returns. The paper and packaging producer had significant exposure to Russia.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/BlackRock Large Cap Select Growth Fund BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Large Cap Select Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-37.88%	1 Year	-37.69%
5 Year	6.91	5 Year	7.23
10 Year	11.66	10 Year	11.95

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

BlackRock Investment Management, LLC assumed portfolio management responsibility on September 16, 2013.

Composition as of December 31, 2022:
Information Technology	44.5%
Health Care	18.0
Consumer Discretionary	17.0
Communication Services	6.3
Financials	5.3
Industrials	4.7
Energy	1.7
Materials	1.4
Real Estate	0.6
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL/BlackRock Large Cap Select Growth Fund underperformed its primary benchmark by posting a return of -37.88% for Class A shares compared to -31.71% for the Morningstar U.S. Large-Mid Cap Broad Growth Index.

At the sector level, information technology was a detractor from relative performance driven by stock selection in the semiconductors and semiconductor equipment industry. Notably, an off benchmark position in Marvell Technology, Inc. weighed on performance as disappointing corporate guidance reflected weakening end market demand. Additionally, an overweight position in NVIDIA Corporation underperformed as shares of high multiple technology companies faced pressure during the year. Additionally, communication services were a key detractor where security selection amongst interactive media and services names detracted from results. Specifically, an off benchmark position in Snap Inc. and an overweight position in Match Group, Inc. detracted from relative returns.

The largest contributor to relative performance was positioning in energy, driven by an overweight to the oil and gas exploration and production (“E&P”) subindustry. Specifically, an overweight position in Pioneer Natural Resources Company and EQT Corporation bolstered returns. Pioneer Natural Resources Company is an oil and gas exploration and production company while EQT Corporation is a low cost natural gas producer, and both companies performed well during the tightly supplied oil and gas environment. Additionally, the Fund’s cash position proved advantageous amid declining stock prices. Elsewhere in the Fund, overweight positions in TransDigm Inc. within industrials and in Visa Inc. within information technology drove relative results. Visa Inc. performed well given higher than typical inflation and the continued recovery in cross boarder travel to support earnings amidst an economic slowdown.

The Fund entered into forward foreign currency contracts to settle transactions denominated in foreign currencies.  These derivative transactions did not have a meaningful impact on the Fund's performance. Due to a combination of Fund trading activity and market movements during the year, the largest increases in active weights were in information technology and health care. Conversely, the largest reductions in active sector weights were in communication services and industrials.

JNL/Causeway International Value Select Fund Causeway Capital Management LLC (Unaudited)

JNL/Causeway International Value Select Fund

Average Annual Total Returns
Class A		Class I
1 Year	-7.05%	1 Year	-6.74%
5 Year	0.94	5 Year	1.24
10 Year	3.51	10 Year	3.77

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Industrials	19.7%
Health Care	15.5
Financials	15.4
Consumer Staples	13.9
Information Technology	12.2
Consumer Discretionary	6.4
Utilities	6.1
Materials	5.9
Communication Services	2.5
Energy	2.2
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Causeway International Value Select Fund underperformed its primary benchmark by posting a return of -7.05% for Class A shares compared to -6.00% for the Morningstar Developed Markets ex-North America Value Target Market Exposure Index (Net).

Fund holdings in capital goods, technology hardware and equipment, and materials detracted from relative performance. Holdings in banks and consumer services, as well as an underweighting position in real estate offset some of the underperformance. The largest detractor was jet engine manufacturer, Rolls-Royce PLC. Additional notable detractors included electronic equipment manufacturer, Samsung Electronics Co Ltd., and robotics manufacturer, FANUC Corporation. The top contributor to return integrated resort developer and operator, Sands China Ltd. Other notable contributors included integrated oil and gas company, TotalEnergies SE, and crude oil and natural gas company, BP P.L.C.

Weak earnings and a drain of global liquidity – the opposite of the post-GFC bull market - do not bode well for equity markets in the next several months. We anticipate margins coming under pressures as higher costs flow through income statements. Nominal revenue growth may remain elevated, but real earnings growth in certain sectors appears vulnerable in our view. Lower valuations and relatively greater cyclicality in non-U.S. equity markets should give non-U.S. markets a chance to again outperform the U.S. Attractively valued cyclical stocks may deliver relatively good returns in the second half of 2023 as global markets discount post-recession recovery. Further monetary tightening should favor stocks with reasonable valuations and abundant financial strength over those where earnings expectations and multiples still appear too high. Barring another oil supply shock, we believe energy is unlikely to lead the markets to the same extent as in 2022 as global oil and gas demand – besides China – wanes. The end of the era of free money combined with sharply rising short-term interest rates may expose weaknesses in the global financial system. We remain focused on identifying management teams able to increase free cash flow, boost dividends and reward shareholders with cash or share buybacks.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/ClearBridge Large Cap Growth Fund ClearBridge Investments, LLC (Unaudited)

JNL/ClearBridge Large Cap Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-32.51%	1 Year	-32.33%
5 Year	7.02	5 Year	7.32
Since Inception	8.30	Since Inception	8.61
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	35.6%
Health Care	19.6
Industrials	12.3
Consumer Discretionary	11.9
Communication Services	5.7
Consumer Staples	4.7
Financials	4.4
Real Estate	1.9
Materials	1.7
Other Short Term Investments	2.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/ClearBridge Large Cap Growth Fund underperformed its primary benchmark by posting a return of -32.51% for Class A shares compared to -31.71% for the Morningstar U.S. Large-Mid Cap Broad Growth Index.

The Fund underperformed due to stock selection, while sector allocation effects benefitted performance. Stock selection in the information technology sector detracted from performance, due to drawdowns of graphics chip maker NVIDIA Corporation and software makers Salesforce, Inc., Microsoft Corporation and Atlassian Corporation, all of which lapped tough comparisons and were most directly impacted by rising rates as well as surging U.S. Dollar that caused FX losses. Stock selection in communication services was also a significant detractor, mostly due to weakness in Meta Platforms, Inc., which saw its shares derate late in the year on disappointing results and guidance, negative impacts from Apple Inc.’s privacy changes and rising expenses. A poor showing from Amazon.com, Inc., in consumer discretionary, also impacted results as the Fund’s largest holding was hurt by slowing demand in its retail and cloud businesses.

Meanwhile, the Fund’s overweight exposure to health care was the primary driver of performance for the year. Here the Fund is finding success outside the traditional biopharmaceutical segment with solid contributions from managed care provider UnitedHealth Group Incorporated, as well as relatively strong results compared to the overall growth market from medical device makers DexCom, Inc. and Stryker Corporation. Stock selection in consumer staples was a solid contributor, led by energy drink maker Monster Beverage 1990 Corporation and The Estee Lauder Companies Inc, an addition late in the year that is seeing a recovery in cosmetics spending as Asian markets reopen.

We see the economic environment as weak and getting weaker, with pain still to be felt on both the corporate and consumer side as the hammer of monetary policy, which acts with a lag, begins to be felt. The pandemic savings accumulated by households are eroding, with retail sales likely to struggle in the year ahead. Mega cap growth companies are struggling as much as other businesses due to downstream weakness of their clients. Despite so much uncertainty, we maintain confidence in our Fund as the active positioning we have put in place is enabling leadership franchises to flex their advantages.

JNL/DFA International Core Equity Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA International Core Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-12.05%	1 Year	-11.66%
Since Inception	3.61	Since Inception	3.98
‡Inception date June 24, 2019
†Inception date June 24, 2019

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Industrials	18.6%
Financials	17.4
Materials	12.3
Consumer Discretionary	11.0
Energy	7.6
Health Care	7.5
Consumer Staples	6.7
Information Technology	6.6
Communication Services	4.9
Utilities	3.8
Real Estate	2.2
Warrants	-
Rights	-
Securities Lending Collateral	1.2
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/DFA International Core Equity Fund outperformed its primary benchmark by posting a return of -12.05% for Class A shares compared to -14.15% for the Morningstar Developed Markets ex-US Target Market Exposure Index.

The developed ex U.S. market had negative performance for the year. With MSCI indices used as proxies, the Developed ex U.S. market had a return of -14.8% as measured by MSCI World ex USA IMI Index (Gross). Small caps dividends underperformed large caps by 6.4% as measured by MSCI World ex USA Small Cap Index (Gross) and MSCI World ex USA Index (Gross). Large cap value stocks outperformed large cap growth stocks by 17.4% as measured by MSCI World ex USA Value Index (Gross) and MSCI World ex USA Growth Index (Gross), and small cap value stocks outperformed small cap growth stocks by 13.4% as measured by MSCI World ex USA Small Cap Value Index (Gross) and MSCI World ex USA Small Cap Growth Index Gross).

The Fund’s emphasis on value stocks contributed positively to relative performance.

Derivatives had a negative impact on the Fund’s performance during the year.

JNL/DFA U.S. Core Equity Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA U.S. Core Equity Fund

Average Annual Total Returns
Class A		Class I
1 Year	-15.60%	1 Year	-15.30%
5 Year	8.19	5 Year	8.58
10 Year	11.44	10 Year	11.75

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	21.1%
Financials	14.2
Health Care	13.4
Industrials	12.5
Consumer Discretionary	10.9
Energy	6.8
Communication Services	6.5
Consumer Staples	6.5
Materials	4.5
Utilities	3.0
Real Estate	0.3
Rights	-
Warrants	-
Other Equity Interests	-
Other Short Term Investments	0.2
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/DFA U.S. Core Equity Fund outperformed its primary benchmark by posting a return of -15.60% for Class A shares compared to -19.48% for the Morningstar U.S. Market Extended Index.

The U.S. market had negative performance for the year. With MSCI indices used as proxies, the U.S. market had a return of -19.2% as measured by MSCI USA IMI Index (Gross). Small caps outperformed large caps by 2.5% as measured by MSCI USA Small Cap Index (Gross) and MSCI USA Large Cap Index (Gross). Large cap value stocks outperformed large cap growth stocks by 28.1% as measured by MSCI USA Large Cap Value Index (Gross) and MSCI USA Large Cap Growth Index (Gross), and small cap value stocks outperformed small cap growth stocks by 15.2% as measured by MSCI USA Small Cap Value Index (Gross) and MSCI USA Small Cap Growth Index (Gross).

The Fund’s emphasis on value stocks contributed positively to relative performance. The Fund’s emphasis on high profitability stocks also contributed positively to relative performance. Additionally, the Fund’s emphasis on stocks with smaller market capitalizations contributed positively to relative performance.

JNL/DFA U.S. Small Cap Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA U.S. Small Cap Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-13.75%	1 Year	-13.48%
5 Year	5.44	5 Year	5.82
10 Year	9.76	10 Year	N/A
Since Inception	N/A	Since Inception	6.82
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Industrials	19.7%
Financials	19.2
Consumer Discretionary	12.9
Health Care	12.0
Information Technology	11.4
Energy	6.6
Materials	6.2
Consumer Staples	4.4
Utilities	3.2
Communication Services	2.9
Real Estate	0.7
Rights	-
Warrants	-
Other Short Term Investments	0.4
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2022, JNL/DFA U.S. Small Cap Fund outperformed its primary benchmark by posting a return of -13.75% for Class A shares compared to -19.26% for the Morningstar U.S. Small Cap Extended Index.

The U.S. market had negative performance for the year. With MSCI indices used as proxies, the return for the broad U.S. market as measured by the MSCI USA IMI Index (Gross) was -19.2%. Small cap securities outperformed the broad market, returning -17.2% as measured by the MSCI USA Small Cap Index (Gross).

The Fund’s exclusion of stocks with the lowest profitability and highest relative prices contributed positively to relative performance. The Fund’s exclusion of stocks with high asset growth also contributed positively to relative performance. Additionally, the Fund’s exclusion of real estate investment trusts contributed positively to relative performance.

JNL/DoubleLine Core Fixed Income Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Core Fixed Income Fund

Average Annual Total Returns
Class A		Class I
1 Year	-13.28%	1 Year	-13.02%
5 Year	-0.53	5 Year	-0.23
10 Year	0.75	10 Year	1.00

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

DoubleLine Capital LP assumed portfolio management responsibility on September 25, 2017.

Composition as of December 31, 2022:
Non-U.S. Government Agency ABS	25.3%
Government Securities	23.4
U.S. Government Agency MBS	17.0
Financials	6.4
Utilities	4.1
Consumer Discretionary	2.8
Energy	2.8
Industrials	2.7
Information Technology	2.1
Communication Services	1.9
Materials	1.4
Health Care	1.4
Consumer Staples	1.2
Real Estate	1.1
Rights	-
Warrants	-
Other Equity Interests	-
Other Short Term Investments	6.1
Securities Lending Collateral	0.3
Total Investments	100.0%

For the year ended December 31, 2022, JNL/DoubleLine Core Fixed Income Fund underperformed its primary benchmark by posting a return of -13.28% for Class A shares compared to -13.01% for the Bloomberg U.S. Aggregate Bond Index.

2022 proved to be a historically adverse environment for nearly every asset class, and one of the worst years on record for many fixed income sectors. In an effort to combat decades high inflation levels, the U.S. Federal Reserve (“Fed”) hiked its benchmark Federal Funds Rate by 425 basis points (“bps”) during the year. The combination of hawkish Fed policy and runaway inflation drove U.S. Treasury yields higher across all tenors, with the 2-year increasing 369 bps and the 10-year increasing 237 bps. As a result of the significant rate move, sector performance was largely dictated by duration. The best performing sectors of the Fund were bank loans and collateralized loan obligations as their floating rate nature kept them insulated from the price declines experienced by fixed rate securities as interest rates rose. The Fund benefitted from an overweight allocation to structured credit sectors such as asset backed securities, non-Agency mortgage-backed securities (“MBS”), and structured infrastructure bonds as these sectors outperformed the benchmark due to their shorter durations. Longer duration sectors, such as agency MBS, emerging market bonds, investment grade corporates, global bonds, and U.S. Treasurys experienced some duration related price declines and were subsequently among worst performing sectors. During the year the Fund increased its allocation to investment grade corporates, Agency MBS, non-Agency residential MBS, and U.S. Treasurys, and decreased its allocation to emerging markets, global bonds, high yield, bank loans and commercial MBS.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/DoubleLine Emerging Markets Fixed Income Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Emerging Markets Fixed Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-15.05%	1 Year	-14.78%
5 Year	-0.93	5 Year	-0.64
Since Inception	1.08	Since Inception	-0.61
‡Inception date April 25, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Government Securities	32.5%
Energy	18.9
Financials	16.7
Materials	11.6
Utilities	10.8
Consumer Staples	3.4
Communication Services	3.3
Industrials	2.4
Information Technology	-
Other Equity Interests	-
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2022, JNL/DoubleLine Emerging Markets Fixed Income Fund outperformed its primary benchmark by posting a return of -15.05% for Class A shares compared to -17.78% for the JPMorgan EMBI Global Diversified Index.

We have an actively managed value oriented approach to delivering the best possible risk adjusted returns. Avoiding potential problem credits and minimizing credit losses are a critical function of the Fund’s credit analysis. Over 2022, emerging markets external sovereign bonds and external corporate bonds posted negative returns in a year marked by persistent global inflationary pressures, central bank hawkishness, slowing growth, and heightened geopolitical uncertainty amid Russia’s invasion of Ukraine. The negative performance of the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, which tracks sovereign bonds, was driven by higher U.S. Treasury yields and widening credit spreads. The spread over U.S. Treasuries widened by 84 basis points (“bps”) over the year to end at 453 bps, while the U.S. Treasury yield curve flattened over the year with 2-year U.S. Treasury yields higher by 369 bps to end at 4.43% and 10-year U.S. Treasury yields higher by 236 bps to end at 3.87%. The U.S. Treasury yield curve finished the year inverted by 55 bps, as measured by the 2s10s curve.

The Fund’s outperformance for the year was attributed in part to its lower exposure to European credits relative to the benchmark as Europe was the worst performing region over the year, as well as to its higher exposure to corporate credits relative to the benchmark as the corporate index outperformed the sovereign index over the year. It is worth noting that the Fund did not have any Russian exposure throughout 2022. The Fund’s duration stood at 7.27 years as of December 31, 2022 (versus the benchmark’s duration of 6.76 years as of December 31, 2022) down from 7.77 as of December 31, 2021. In our view, risk appetite in 2023 will be driven by expectations around the duration of central bank monetary policy tightening cycles, global growth and inflation concerns, China’s reopening from COVID-19 restrictions and spillovers from the Russia Ukraine war. Other factors to watch include China Taiwan tensions and stress in the Chinese property sector.

JNL/DoubleLine Shiller Enhanced CAPE Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Shiller Enhanced CAPE Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-23.70%	1 Year	-23.49%
5 Year	6.82	5 Year	7.14
Since Inception	11.53	Since Inception	8.00
‡Inception date September 28, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Non-U.S. Government Agency ABS	50.5%
Government Securities	20.2
Financials	5.6
U.S. Government Agency MBS	2.7
Health Care	2.4
Consumer Discretionary	2.2
Utilities	1.9
Communication Services	1.4
Materials	1.4
Energy	1.3
Industrials	1.1
Information Technology	1.0
Consumer Staples	1.0
Real Estate	0.5
Other Short Term Investments	6.8
Total Investments	100.0%

For the year ended December 31, 2022, JNL/DoubleLine Shiller Enhanced CAPE Fund underperformed its primary benchmark by posting a return of -23.70% for Class A shares compared to -18.11% for the S&P 500 Index.

The objective of the Fund is to outperform the returns of the benchmark. The Fund seeks to do this through exposure to the Shiller Barclays CAPE® U.S. Sector Index (“CAPE Index”), collateralized by a short intermediate duration multisector fixed income fund. The CAPE Index declined but outperformed the benchmark in the year, returning -17.94%. Over the course of the year, the CAPE Index was allocated to seven sectors: consumer discretionary, consumer staples, financials, healthcare, materials, technology and real estate. Six of the seven sector allocations declined in value during the year; the materials allocation was the most helpful while the real estate allocation was the least. During the year, the Fund’s exposure to the CAPE Index was achieved entirely through equity index swap agreements. The use of these derivative instruments allowed the strategy to gain exposure to the Cape Index, which subtracted from the Fund’s performance. The fixed income collateral portfolio contributed negatively to the Fund’s returns in 2022. The two best performing sectors in the collateral portfolio were bank loans and collateralized loan obligations, which contributed positively to the Fund’s returns. The two weakest sectors were Agency mortgage-backed securities and non-Agency mortgage-backed securities, which subtracted from the Fund’s returns. Derivatives had a negative impact on the Fund’s performance during the year.

JNL/DoubleLine Total Return Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Total Return Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-13.02%	1 Year	-12.75%
5 Year	-0.91	5 Year	-0.60
Since Inception	1.03	Since Inception	-0.52
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
U.S. Government Agency MBS	45.7%
Non-U.S. Government Agency ABS	38.9
Government Securities	13.5
Other Short Term Investments	1.9
Total Investments	100.0%

For the year ended December 31, 2022, JNL/DoubleLine Total Return Fund underperformed its primary benchmark by posting a return of -13.02% for Class A shares compared to -13.01% for the Bloomberg U.S. Aggregate Bond Index.

2022 proved to be a historically adverse environment for nearly every asset class, and one of the worst years on record for many fixed income sectors. In an effort to combat decades high inflation levels, the U.S. Federal Reserve (“Fed”) hiked its benchmark Federal Funds Rate by 425 basis points (“bps”) during the year. The combination of hawkish Fed policy and runaway inflation drove U.S. Treasury yields higher across all tenors, with the 2-year increasing 369 bps and the 10-year increasing 237 bps. The best performing sector of the Fund was collateralized loan obligations as their floating rate nature insulated them from the price declines experienced by fixed rate bonds as rates rose. The Fund’s overweight to structured credit sectors such as asset backed securities, commercial mortgage-backed securities (“MBS”), and non-Agency MBS contributed to relative performance as these sectors declined less than the benchmark due to their shorter durations. The longer duration Agency MBS in the Fund experienced some duration related price declines and subsequently underperformed.

JNL/Fidelity Institutional Asset Management Total Bond Fund FIAM LLC (Unaudited)

JNL/Fidelity Institutional Asset Management Total Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	-13.46%	1 Year	-13.21%
5 Year	0.03	5 Year	0.32
10 Year	0.98	10 Year	1.23

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

FIAM LLC assumed portfolio management responsibility on June 24, 2019.

Composition as of December 31, 2022:
Government Securities	25.1%
U.S. Government Agency MBS	18.2
Financials	13.6
Non-U.S. Government Agency ABS	9.8
Energy	5.2
Consumer Discretionary	4.0
Communication Services	3.4
Real Estate	2.9
Industrials	2.7
Information Technology	2.3
Consumer Staples	2.2
Health Care	1.9
Utilities	1.5
Materials	1.1
Warrants	-
Other Short Term Investments	5.6
Securities Lending Collateral	0.5
Net Long (Short) Investments	100.0%

For the year ended December 31, 2022, JNL/Fidelity Institutional Asset Management Total Bond Fund underperformed its primary benchmark by posting a return of -13.46% for Class A shares compared to -13.01% for the Bloomberg U.S. Aggregate Bond Index.

Market dynamics during the period were decidedly negative for the vast majority of risk assets. Tight labor markets, supply chain bottlenecks, sustained demand for goods and services, and the impact of pandemic-induced fiscal and monetary liquidity injections of record levels all contributed to an environment of accelerating and broad-based inflationary conditions across much of the globe. In an effort to control price increases, monetary authorities pivoted to a tightening stance, sending interest rates on an upward trajectory. Meanwhile, there were signs that the post-pandemic expansion in the U.S. was approaching a mature phase, with indications of a slowdown in growth on the horizon. In general, risk markets suffered during the period, as participants worked to assess the impact of continued aggressive monetary tightening amid expectations for reduced economic growth. All sectors of the investable fixed income universe registered negative absolute returns, with results being notably negative across emerging markets, investment-grade credit, and longer duration assets.

The plus sector allocation delivered mixed, but overall positive results. Leveraged loans was a primary contributor during the year, as these floating rate securities benefited from favorable coupon resets as rates continued their ascent. In high yield, while the sector’s absolute performance was negative, the drawdown was not as severe as most other fixed income categories, resulting in positive relative contribution to Fund returns. A small overweight to emerging markets detracted, since these bonds came under pressure during the year due in part to continued sluggishness out of China’s economy, along with rising rates which affected their indebtedness.

Looking at the core investment grade portion, a modest overweight to corporates produced a set-back, though the downside was partially mitigated by an underweight to industrials, which lagged like duration Treasuries. An underweight to Agency mortgage-backed securities (“MBS”) was additive, since demand for these securities was impacted by the U.S. Federal Reserve’s decision to draw down its balance sheet, which includes sizeable amounts of MBS. Lastly, underweight positioning in U.S. Treasuries acted against relative returns, given most non-Treasury sectors underperformed for the year.

The overall contribution from derivatives was marginally negative, driven by periodic holdings of Treasury futures contracts which detracted due to steady rate increases across the yield curve. The contribution from exposure to interest rate swaps was muted.

JNL/First Sentier Global Infrastructure Fund First Sentier Investors (Australia) IM Ltd. (Unaudited)

JNL/First Sentier Global Infrastructure Fund

Average Annual Total Returns
Class A		Class I
1 Year	-4.01%	1 Year	-3.73%
5 Year	4.41	5 Year	4.72
10 Year	5.18	10 Year	5.44

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

First Sentier Investors (Australia) IM Ltd. assumed portfolio management responsibility on August 13, 2018.

Composition as of December 31, 2022:
Utilities	47.9%
Industrials	33.4
Energy	8.6
Real Estate	7.8
Communication Services	1.2
Other Short Term Investments	1.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/First Sentier Global Infrastructure Fund underperformed its primary benchmark by posting a return of -4.01% for Class A shares compared to -0.99% for the S&P Global Infrastructure Index (Net).

The Fund uses a disciplined, bottom-up investment process with an equal emphasis on quality and valuation which aims to identify mispricing. As a result, the Fund’s relative performance tends to be driven primarily by stock selection.

The Fund invests in the shares of companies that own or operate infrastructure assets. The investment objective of the Fund is to seek total return through growth of capital and inflation protected income.

The Fund invests in a range of global listed infrastructure assets including toll roads, airports, railroads, utilities and renewables, energy midstream, wireless towers and data centers.

Global listed infrastructure outperformed global equities and global bonds in 2022. The asset class delivered healthy earnings and dividend growth, despite significant macroeconomic uncertainty and an increased likelihood of a global recession. These outcomes were driven by a large pipeline of capital expenditure opportunities across the asset class, strong public policy support for increased infrastructure investment globally, and inflation linked pricing which led to higher operating margins in a number of sectors.

U.S. liquefied natural gas exporter Cheniere Energy, Inc. (+49.33%) outperformed as rising global demand for reliable energy supplies underpinned robust earnings upgrades. U.S. electric and gas utility Sempra Energy (+20.28%), whose assets include the Cameron liquefied natural gas export facility on the Louisiana Gulf Coast as well as regulated utility businesses in Texas and California, also outperformed on increased demand for U.S. energy exports.

However, tower stocks American Tower Corporation (-25.63%) and SBA Communications Corporation (-27.30%) detracted from performance. Both stocks were affected by investor concerns for higher interest rates.

Global listed infrastructure consists of assets that provide essential services, and which exhibit strong pricing power, high barriers to entry, structural growth and predictable cash flows. These characteristics are likely to remain attractive to investors against a potentially challenging economic backdrop in 2023.

The Fund entered into forward foreign currency contracts to settle transactions denominated in foreign currencies.  These derivative transactions did not have a meaningful impact on the Fund's performance.

JNL/Franklin Templeton Income fund Franklin Advisers, Inc. (Unaudited)

JNL/Franklin Templeton Income Fund

††50% S&P 500 Value Index, 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index

Average Annual Total Returns
Class A		Class I
1 Year	-4.42%	1 Year	-4.23%
5 Year	4.21	5 Year	4.51
10 Year	5.33	10 Year	5.59

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Health Care	13.6%
Equity Linked Structured Notes	13.3
Financials	11.2
Industrials	8.8
Government Securities	7.7
Consumer Discretionary	6.9
Energy	6.7
Utilities	6.6
Information Technology	6.4
Communication Services	6.4
Materials	4.2
Consumer Staples	4.1
Real Estate	0.6
Non-U.S. Government Agency ABS	0.2
U.S. Government Agency MBS	-
Securities Lending Collateral	2.1
Other Short Term Investments	1.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Franklin Templeton Income Fund outperformed its primary benchmark by posting a return of -4.42% for Class A shares compared to -18.11% for the S&P 500 Index. The Fund outperformed its blended benchmark return of -8.11% for the 50% S&P 500 Value Index, 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

During 2022, the Fund’s asset mix shifted further toward fixed income, as the attractiveness of bonds increased due to broad spread widening during the year and higher government yields, while equity holdings decreased. The Fund also reduced our cash position slightly in favor of fixed income as rates rose.

Equity holdings had no significant effect on absolute returns during the year, as gains from our energy, utilities and health care holdings offset losses among information technology, financials and consumer discretionary stocks. Large energy names such as Chevron Corporation and Exxon Mobil Corporation benefited from rising oil prices across the year, while holdings in the semiconductor industry suffered from ongoing supply chain pressures.

Aggressive monetary policy tightening from the U.S. Federal Reserve affected our fixed income investments during the year as rates rose sharply and economic growth continued to slow. As a result, our U.S. Treasury holdings detracted from absolute performance due to their interest rate sensitivity. Investment grade and high yield credit holdings also detracted during a tumultuous year for bonds. A large allocation to health care proved the largest detractor, particularly issues from Bausch Health Companies Inc. and Community Health Systems, Inc.

The Fund used derivatives as a tool in seeking efficient management of certain risks, as well as in providing an additional source of income to help the Fund reach its income generating objective.

The Fund retains a cautious view on equities as a slower growth outlook materializes and markets digest monetary policy normalization. Within fixed income, the anticipated return from U.S. Treasuries and other high quality bonds have markedly improved recently, while we continue to extend the Fund’s effective duration as the attractiveness of higher quality assets increase due to broad spread widening across the past 12 months and higher government yields. The high yield corporate bond sector continues to offer attractive income characteristics relative to the broader fixed income market, in our assessment.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/Goldman Sachs 4 Fund Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs 4 Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-10.92%	1 Year	-10.70%
5 Year	8.13	5 Year	8.45
10 Year	11.37	10 Year	N/A
Since Inception	N/A	Since Inception	9.90
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Goldman Sachs Asset Management, L.P. assumed portfolio management responsibility on April 26, 2021.

Composition as of December 31, 2022:
Information Technology	24.7%
Health Care	16.1
Consumer Discretionary	12.6
Financials	9.7
Communication Services	8.7
Industrials	6.8
Consumer Staples	6.8
Energy	4.5
Materials	3.3
Utilities	3.3
Real Estate	3.0
Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Goldman Sachs 4 Fund outperformed its primary benchmark by posting a return of -10.92% for Class A shares compared to -18.11% for the S&P 500 Index.

On November 14, 2022, Goldman Sachs Asset Management, L.P. took over trade execution for the Fund.

On a sector basis, five of the eleven sectors contributed positively to outperformance, driven almost entirely by positive stock selection effects. Three of the eleven sectors detracted significantly from outperformance, while the remaining three sectors were largely flat to the benchmark. Consumer discretionary, communication services, and health care were the top three contributing sectors. Consumer staples, energy, and real estate were the three negative detracting sectors to relative performance.

Amazon.com Inc. (+0.06% average Funds weight versus, -49.62% total return, +1.20% contribution to returns), Tesla Inc. (+0.00% average Fund weight versus, -65.03% total return, +1.15% contribution to returns), Cardinal Health, Inc. (+2.07% average Fund weight versus, +54.13% total return, +1.14% contribution to returns), EOG Resources, Inc. (+2.24% average Fund weight versus, +56.89% total return, +1.02% contribution to returns), and Meta Platforms, Inc. (+0.00% average Fund weight versus, -64.22% total return, +0.94% contribution to returns) were the top stock level contributors.

Seagate Technology Holdings Public Limited Company (+1.75% average Fund weight versus, -51.41% total return, -0.75% contribution to returns), Exxon Mobil Corporation (+0.00% average Fund weight versus, +87.36% total return, -0.70% contribution to returns), Chevron Corporation (+0.00% average Fund weight versus, +58.48% total return, -0.44% contribution to returns), Lam Research Corporation (+1.22% average Fund weight versus, -40.72% total return, -0.40% contribution to returns), and NetApp, Inc. (+2.36% average Fund weight versus, -32.94% total return, -0.38% contribution to returns) were the worst stock level detractors.

The turnover in names for the 2022 tri-blend rebalance was within the historical average. The number of stocks in the Fund went from 148 to 146, with 59 new buys and 59 sells across three rebalances over the course of the period.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/GQG Emerging Markets Equity Fund GQG Partners LLC (Unaudited)

JNL/GQG Emerging Markets Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-21.90%	1 Year	-21.69%
5 Year	0.91	5 Year	1.21
Since Inception	1.82	Since Inception	2.12
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Financials	26.6%
Energy	22.5
Consumer Staples	16.1
Materials	10.2
Utilities	4.9
Communication Services	4.7
Information Technology	4.4
Health Care	3.2
Industrials	0.8
Consumer Discretionary	0.3
Real Estate	0.2
Securities Lending Collateral	3.9
Other Short Term Investments	2.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/GQG Emerging Markets Equity Fund underperformed its primary benchmark by posting a return of -21.90% for Class A shares compared to -18.15% for the Morningstar Emerging Markets Target Market Exposure Index (Net).

The investment objective of the fund is to achieve long-term capital appreciation. From a sector perspective, during the year the Fund was helped on a relative basis by stock selection in energy, an underweight to information technology (“IT”), and an overweight to financials. Relative performance was negatively impacted by stock selection in financials, stock selection in consumer discretionary, and stock selection in IT.

From a country perspective, the Fund was helped on a relative basis by stock selection in the Netherlands, an overweight to Brazil, and an overweight to India. Relative performance was negatively impacted by an overweight to Russia, an overweight to the Netherlands, and an underweight to China.

All eleven sector posted losses during the year with the largest declines in IT, communication services, and energy. From a country perspective, 13 of the 20 largest benchmark constituents had a negative return for the year. The laggards included South Korea, Taiwan and China.

Potential headwinds include a material slowdown in global economic activity, which could drive lower demand for crude oil and a sharp decline in commodity prices negatively impacting earnings growth in energy. A more dovish tone from central banks regarding their intention to raise interest rates could spark a risk-on environment in the global equity markets and a rerating of high multiple names in IT and consumer discretionary that we are underweight. The Fund may underperform in that scenario. Other potential headwinds include a sustained increase in fiscal spending from the new presidential administration in Brazil stoking inflation and forcing its central bank to maintain elevated interest rates that may curb consumer activity.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Harris Oakmark Global Equity Fund Harris Associates, L.P. (Unaudited)

JNL/Harris Oakmark Global Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-15.99%	1 Year	-15.79%
5 Year	2.06	5 Year	2.35
Since Inception	4.04	Since Inception	2.66
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Financials	24.9%
Consumer Discretionary	20.8
Information Technology	14.6
Communication Services	14.3
Health Care	9.9
Industrials	7.8
Materials	4.1
Consumer Staples	2.5
Other Short Term Investments	1.1
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Harris Oakmark Global Equity Fund outperformed its primary benchmark by posting a return of -15.99% for Class A shares compared to -18.02% for the Morningstar Developed Markets Target Market Exposure Index (Net).

The Fund outperformed its benchmark, owing to strong outcomes from stock selection, while weighting disparities hurt performance. On a geographic basis, Germany and the U.S. generated the top results, while exposure to South Korea and a lack of exposure to Australia generated among the worst relative performers. On a sector basis, technology and materials delivered the best relative results. Communication services and energy were the largest relative detractors.

The primary long term goal for this Fund is to achieve a high absolute rate of return.

Major global markets generally experienced relief in the fourth quarter after equity markets had declined meaningfully throughout the first three quarters of 2022. Inflation, central bank increases in interest rates, the war in Ukraine, supply chain conditions, and energy prices were some of the key challenges markets faced in 2022.

The share price of top performer Glencore PLC was volatile early in the year and rose mainly in the third and fourth quarters. Throughout the year, the company delivered what we view as strong fundamental performance, and we remain pleased with management’s efforts.

Alphabet Inc. was a bottom performer, and we believe results throughout the year were mostly pressured by macro headwinds. We appreciated that management noted several times on the most recent earnings call that the company is “sharpening focus” on the biggest growth priorities and “moderating operating expense growth” for 2023.

At year end, the Fund’s equities spanned nine countries in four regions. The weighting in France increased by 3% and decreased 4% in Switzerland. The Fund gained exposure to Denmark and no longer has exposure to Japan, Mexico or South Africa. The Fund no longer has exposure to the Latin America regions. The Fund ended 2022 with exposure to eight sectors, and a 5% increase in consumer discretionary and technology, 3% increase in industrials, a 6% decrease in health care, 4% decrease in consumer staples and no exposure to energy.

Generally, the Fund’s only derivative use is foreign currency forwards for hedging purposes. The Fund may implement currency hedging when it views that a currency is overvalued by more than 20% of its estimated purchasing power parity. The Fund’s Swiss franc hedges contributed 0.12% to performance in 2022.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Heitman U.S. Focused Real Estate Fund Heitman Real Estate Securities, LLC (Unaudited)

JNL/Heitman U.S. Focused Real Estate Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-25.74%	1 Year	-25.55%
Since Inception	4.38	Since Inception	4.69
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Real Estate	100.0%
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Heitman U.S. Focused Real Estate Fund underperformed its primary benchmark by posting a return of -25.74% for Class A shares compared to -25.21% for the Morningstar U.S. REIT Index.

The Fund remains focused on the opportunities presented in these volatile markets by focusing on stocks with identifiable catalysts and strong secular trends. Additionally, we have increased our focus on higher quality assets and strong balance sheets while taking risks where lower quality opportunities arise.

The Fund’s overweight position in healthcare and strong stock selection contributed the greatest amount of returns. Whilst the sector fell broadly in line with the real estate investment trust (“REIT”) index, holdings in Alexandria Real Estate Equities, Inc. and Ventas, Inc. added the most to performance, offset somewhat by Healthpeak Properties, Inc.

Ventas, Inc. holds a sizeable senior housing portfolio which reported occupancy gains better than expected throughout the first quarter of the year. We added value through our underweight in Alexandria Real Estate Equities, Inc. which raised $1.7 billion of equity in January.

At the other end of attribution, specialty property, held underweight during the year, underperformed for the Fund. VICI Properties Inc. and EPR Properties detracted. VICI Properties Inc. was held underweight and purchased $17 billion MGM Growth Properties Operating Partnership LP 15 property portfolio during the year. EPR Properties, held overweight, with investments in amusement parks, movie theatres, ski resorts, and other entertainment properties, fell on the back of a short seller’s report citing concerns with the financial outlook for key tenants: Cineworld Group PLC, which filed for bankruptcy earlier in the year and AMC Entertainment Holdings, Inc., the REIT’s largest tenant. Gaming and Leisure Properties, Inc. held overweight, added the most. The REIT, which owns and leases casinos and lodging facilities was the sector’s best performer and raised $1.0 billion in the final quarter of the year.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/Invesco Diversified Dividend Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Diversified Dividend Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-1.97%	1 Year	-1.72%
5 Year	6.09	5 Year	6.42
Since Inception	6.43	Since Inception	6.76
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Health Care	19.9%
Financials	18.3
Industrials	10.5
Energy	10.4
Information Technology	9.0
Consumer Staples	7.9
Consumer Discretionary	6.5
Utilities	5.6
Communication Services	3.9
Real Estate	1.9
Materials	1.8
Other Short Term Investments	4.3
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Invesco Diversified Dividend Fund outperformed its primary benchmark by posting a return of -1.97% for Class A shares compared to -6.93% for the Morningstar U.S. Large-Mid Cap Broad Value Index.

Within the Fund’s benchmark, energy was the best-performing sector, while communication services, information technology (“IT”) and real estate were the worst-performing sectors during the year. Outperformance versus the benchmark was broad based, with the Fund outperforming the benchmark in nine of eleven sectors. Stock selection in health care, industrials and financials contributed the most to the Fund’s performance relative to the benchmark. An underweight position in communication services also helped relative Fund performance. Stock selection in consumer staples detracted the most from the Fund’s relative performance during the year.

During the year, holdings in energy and health care were among the largest contributors to the Fund’s absolute performance. Oil & gas exploration and production company ConocoPhillips was among the largest contributors to absolute Fund performance. Shares of the company rose along with energy in general during much of the year. Investors also reacted favorably to the announcement of ConocoPhillips’ acquisition of Royal Dutch Shell’s shale assets in the Permian Basin, which closed in the fourth quarter of 2021. Pharmaceutical company Merck & Co., Inc. was also a large contributor to overall Fund performance for the year. Merck and Co., Inc. sales were driven by higher than forecasted oncology and vaccine revenues for much of the year. Underlying strength across its core franchises led to an increase in sales and earnings guidance going forward as well.

Holdings within communication services and IT were among the largest detractors from absolute Fund performance. Telecom services company Comcast Corporation was the largest detractor from overall performance during the year. Shares of the company fell following a disappointing second quarter earnings report in which the company beat revenue and earnings forecasts but reported no growth in its lucrative broadband internet subscriber base as the company has faced increased competition from wireless carriers and other fiber providers. IT services provider Cognizant Technology Solutions Corporation was also among the largest detractors from overall performance. Shares of the company fell as management reported disappointing financial results for much of the year due mainly to a challenging macroeconomic backdrop. We sold our position in Cognizant Technology Solutions Corporation toward the end of the year due to a lack of progress on the company’s turnaround plan. We also believed that solving the company’s labor challenges would be more difficult and would take longer to solve than previously anticipated.

During the year, the Fund took advantage of market volatility by initiating several new positions and exiting a number of positions as well. While sector exposure versus the benchmark remains generally balanced, the largest overweight positions were in health care and energy. The largest underweight positions were in communication services and consumer staples as of December 31, 2022.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/Invesco Global Growth Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Global Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-32.23%	1 Year	-32.02%
5 Year	2.69	5 Year	3.00
10 Year	7.59	10 Year	7.86

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	30.8%
Consumer Discretionary	16.0
Communication Services	14.5
Industrials	13.9
Health Care	12.7
Financials	7.3
Real Estate	3.5
Materials	0.3
Consumer Staples	0.2
Other Short Term Investments	0.7
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Invesco Global Growth Fund underperformed its primary benchmark by posting a return of -32.23% for Class A shares compared to -18.04% for the Morningstar Global Target Market Exposure Index (Net).

Stock selection in consumer discretionary and real estate contributed to relative performance. Stock selection in communication services and health care, as well as an overweight allocation to and stock selection in information technology, detracted most from relative performance.

Geographically, the Fund’s overweight allocation to Denmark and India, as well as zero exposure to Russia, added most to relative performance. Stock selection in the United States, Japan and Switzerland detracted most from relative performance.

The top three individual contributors to performance during the year were Novo Nordisk A/S, ICICI Bank Limited and Brunello Cucinelli S.p.A. Novo Nordisk A/S is the world’s leading maker of diabetes care products. Last year, it introduced Wegovy, for weight loss. Given the propensity toward obesity, this product should see continued high demand. ICICI Bank Limited is an Indian multinational bank and financial services company. India remains a structurally underbanked nation with attractive demographics. They have continued to ramp up their digital initiatives to drive long term growth. Brunello Cucinelli S.p.A. is an Italian luxury fashion brand that has been resilient amidst a turbulent market environment. The company has experienced soaring brand awareness especially in the U.S. and Asia.

The top three individual detractors from performance were Alphabet Inc., Meta Platforms, Inc. and Intuit Inc. Alphabet Inc. proved to be more resilient than other companies amid a lot of conjecture about a slowdown in ad spending across the industry this year. Alphabet Inc. has benefitted from the digital transformation to the cloud which remains a top priority for many businesses. Meta Platforms, Inc. has been reworking their ad architecture due to Apple Inc.’s new privacy restrictions, but this may take some time. The market also seems to be concerned with the firm’s metaverse strategy. The firm plans to invest significantly more in than was projected in 2023. Intuit Inc. aspires to be the de facto operating platform for small and medium size businesses. Quickbooks, TurboTax, MailChimp and Credit Karma have all been well executed acquisitions and the company continues to bolster its offerings. Some of the recent pullback reflects concerns about the US economic outlook. Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Invesco Small Cap Growth Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Small Cap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-35.30%	1 Year	-35.12%
5 Year	4.20	5 Year	4.51
10 Year	9.75	10 Year	10.02

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Health Care	22.5%
Information Technology	21.6
Industrials	17.5
Consumer Discretionary	12.7
Financials	5.7
Energy	5.0
Consumer Staples	4.4
Communication Services	2.3
Utilities	1.7
Real Estate	1.7
Materials	1.1
Other Short Term Investments	3.8
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Invesco Small Cap Growth Fund underperformed its primary benchmark by posting a return of -35.30% for Class A shares compared to -26.74% for the Morningstar U.S. Small Cap Broad Growth Extended Index.

Stock selection detracted from several sectors including health care, industrials, materials, information technology (“IT”), consumer staples, and consumer discretionary. Stock selection in energy was also a headwind, but the Fund’s underweight relative to the benchmark was a bigger detractor to performance. An overweight relative to the benchmark in IT and consumer discretionary also detracted.

Kornit Digital Ltd. was the leading absolute detractor after disappointing forward guidance driven by a slower pace of consumable purchases and the timing of new system deliveries. Additionally, rising interest rates and elevated geopolitical risks caused investor sentiment to sour on this higher growth higher valuation business. The Fund sold this position during the year.

Ambarella Inc. reported “in-line” results and disappointing guidance due to supply chain issues in the first half of 2022. Specifically, Ambarella Inc.’s long time wafer supplier, Samsung Electronics Co Ltd. reported that Ambarella Inc.’s supply would be constrained in the second quarter and could not quantify the impact for the second half of the year making the near-term outlook for the company much less compelling. The Fund exited this position as a result.

Ranpak Holdings Corp faced headwinds due to enterprise software implementation downtime and supply chain bottlenecks. Subsequently, with roughly 40-45% of the company’s sales coming from Europe, the fallout from the Ukraine war caused significant disruptions to the business. In an effort to reduce exposure to Europe the Fund exited this position.

The war in Ukraine continues to drive market uncertainty and persistent inflationary pressure. The U.S. Federal Reserve (“Fed”) continues to raise interest rates to combat inflation, causing slowing in housing and tighter financial conditions. We expect the Fed will continue tightening despite a weakening economy. We anticipate earnings expectations to further decline in the new year, and our overall outlook remains bearish. In this environment, we have repositioned the Fund into high quality, stable revenue, and energy stocks and away from long duration growth and cyclical revenue stocks.

JNL/JPMorgan Global Allocation Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan Global Allocation Fund

††60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg Global Aggregate Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-19.04%	1 Year	-18.83%
5 Year	1.14	5 Year	1.45
Since Inception	2.96	Since Inception	2.14
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on June 24, 2019.

Composition as of December 31, 2022:
Government Securities	19.3%
Financials	15.4
Information Technology	11.7
Consumer Discretionary	9.4
Health Care	8.9
Industrials	8.1
Energy	4.2
Consumer Staples	3.7
Communication Services	3.5
Materials	2.5
Utilities	2.2
Real Estate	1.8
Warrants	0.1
Investment Companies	-
Rights	-
Other Short Term Investments	9.1
Securities Lending Collateral	0.1
Net Long (Short) Investments	100.0%

For the year ended December 31, 2022, JNL/JPMorgan Global Allocation Fund underperformed its primary benchmark by posting a return of -19.04% for Class A shares compared to -18.04% for the Morningstar Global Target Market Exposure Index (Net). The Fund underperformed its blended benchmark return of -17.14% for the 60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg Global Aggregate Index.

The objective of the Fund is to maximize long-term total return by using significant flexibility to invest in a broad range of equity, fixed income, and alternative asset classes in the U.S. and other markets throughout the world. Over the year asset allocation decisions detracted from returns. Manager alpha was positive contributor to performance.

2022 was a difficult year for markets. The Morningstar Global Markets NR was down -18.04%, and the Bloomberg Global Aggregate Index was down -16.25%, offering little room to hide. The war in Ukraine and central banks’ battle against inflation have been the main sources of bond and equity markets’ struggles.

Coming into 2022, the Fund was 65% equities reflecting a pro-risk view though this declined over the first half of the year, to end June at 52% equities. The Fund reduced risk as volatility increased and markets declined, beginning in the first quarter of 2022. Equity exposure rose to 56% by year end. Within equities, most of the reduction in equity exposure came from selling U.S. large cap equities, and European equities. Over the year the Fund’s fixed income allocation rotated from 29% to 36%. Most of this came from adding to long duration government bonds.

There are some risks to both margins and earnings and major central banks should continue their path of tightening into the beginning of 2023 to curb inflation. However, the probability of a hard landing scenario for the U.S. economy has dropped on account of the U.S. Federal Reserve’s communication on a less aggressive monetary tightening policy going forward. Moving into 2023, the Fund holds a balance between equities and fixed income. We remain active in our positioning and are assessing larger tilts as we continue to monitor developments in monetary policy and unresolved geopolitical conflicts.

The Fund uses equity and fixed income futures for efficient Fund management. The Fund also invests in currency futures and FX forwards. Derivatives positions acted as expected during the year.

Derivatives had a negative impact on the Fund's performance during the year.

JNL/JPMorgan Hedged Equity Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan Hedged Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-8.44%	1 Year	-8.12%
Since Inception	5.64	Since Inception	5.96
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	25.4%
Health Care	15.8
Financials	11.2
Consumer Discretionary	11.1
Industrials	9.1
Communication Services	7.0
Consumer Staples	6.2
Energy	5.2
Utilities	3.2
Real Estate	2.6
Materials	2.6
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2022, JNL/JPMorgan Hedged Equity Fund outperformed its primary benchmark by posting a return of -8.44% for Class A shares compared to -11.37% for the CBOE S&P 500 BuyWrite Index.

The S&P 500 Index faced its worst year since 2008, returning -18.11% for the year. Communication services and consumer discretionary were the worst performing sectors in 2022, returning -39.89% and -37.03% respectively. Energy and utilities were the only sectors which closed in the green, returning 65.72% and 1.57% respectively.

True to form, the Fund performed as designed, participating in a portion of the market downside throughout the year, while acting with a muted beta and volatility profile versus the S&P 500 Total Return Index during periods of episodic volatility.

U.S. equity market valuations remain elevated, and consensus stands that volatility is likely to continue in 2023, given unanswered questions around inflation and the U.S. Federal Reserve. If U.S. equity markets are more sideways in 2023, this backdrop is constructive for the Fund. Each quarter, the Fund has the ability to participate in 3.50-5.50% of market upside. If the market is up moderately throughout the year, the Fund has the potential to capture a significant portion, if not all, of the market’s upside quarterly.

The tilt in the Fund today is well supported by inflation or interest rates potentially moving higher, since on the margin, our stock selection is geared toward names with pricing power. If volatility or interest rates remain elevated, these factors can be net tailwinds to the Fund. When volatility or interest rates rise, the Fund’s quarterly upside cap can rise, indicating more potential upside with no change to the downside hedge. As a reminder, we use options purely for risk mitigation purposes in the Fund. By forgoing a portion of the market upside, we are able to provide our clients with an explicit downside hedge each and every quarter. In addition, we use futures in the Fund for cash management.

Given lower prospects for a traditional 60/40 portfolio over the next 5 to 15 years, we’ve seen many clients think about Hedged Equity as a way to get 60/40 like risk exposure, while adding more to equities and reducing some fixed income.

While the economy teeters on the edge of recession, we remain balanced and continue to monitor incremental risks that could represent headwinds for U.S. equities. Through the volatility, we continue to focus on high conviction stocks and take advantage of market dislocations for compelling stock selection opportunities.

Derivatives had a positive impact on the Fund’s performance during the year.

JNL/JPMorgan MidCap Growth Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan MidCap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-27.08%	1 Year	-26.87%
5 Year	9.75	5 Year	10.08
10 Year	12.92	10 Year	13.20

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Health Care	25.3%
Information Technology	22.4
Industrials	17.3
Consumer Discretionary	14.1
Financials	10.2
Energy	4.2
Communication Services	2.5
Consumer Staples	1.0
Materials	0.6
Other Short Term Investments	2.4
Total Investments	100.0%

For the year ended December 31, 2022, JNL/JPMorgan MidCap Growth Fund underperformed its primary benchmark by posting a return of -27.08% for Class A shares compared to -25.83% for the Morningstar U.S. Mid Cap Broad Growth Index.

Ultimately stock selection within health care was the primary contributor to performance in 2022. Stock selection within technology was the largest detractor for the year despite an underweight allocation which contributed.

EOG Resources, Inc. was the top contributor after benefitting from rising oil prices to start 2022 which was driven by recovering demand and a gradual return of OPEC+ production. We trimmed our position following the sharp appreciation in oil prices in the first half of the year. Quanta Services, Inc. also contributed after reporting strong quarterly results highlighting continued strength within utility infrastructure maintenance and expansion. The company remains a top holding.

An underweight position in Enphase Energy, Inc. was the top detractor in 2022 after the company posted strong third quarter results driven by increased European revenues due to rising energy costs. We initiated a position as we like the company’s domestic focus, new product cycle and long term benefits from Inflation Reduction Act but remain underweight given heightened expectations. Marvell Technology, Inc. also detracted as higher multiple stocks, including semiconductors, came under pressure during the year with growing concern over sustainability of data center spending. While we remain constructive long term, we are being cautious and tracking inventory levels.

Positioning is skewed towards resilient, high quality growth franchises with strong financial characteristics, solid fundamentals and more reasonable expectations. While there are growing prospects within the higher growth segment of the market, notably within technology, the team is being very selective, only incrementally adding to names with strong financial profiles and underappreciated fundamental opportunities. The team continues to be cautious on companies that exhibit deep cyclicality and those with exposure to consumer end markets such as housing and autos. Health care and financials are the top overweights while technology and materials remain top underweights.

JNL/JPMorgan U.S. Government & Quality Bond Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan U.S. Government & Quality Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	-11.66%	1 Year	-11.38%
5 Year	-0.23	5 Year	0.08
10 Year	0.49	10 Year	0.74

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
U.S. Government Agency MBS	44.3%
Government Securities	36.0
Non-U.S. Government Agency ABS	7.8
Financials	2.9
Communication Services	1.2
Consumer Staples	0.8
Health Care	0.7
Utilities	0.4
Industrials	0.3
Consumer Discretionary	0.2
Energy	0.2
Real Estate	0.1
Materials	0.1
Other Short Term Investments	5.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL/JPMorgan U.S. Government & Quality Bond Fund outperformed its primary benchmark by posting a return of -11.66% for Class A shares compared to -12.32% for the Bloomberg U.S. Government Bond Index.

We incorporate a bottom up, value oriented approach to fixed income investment management and central to this approach is: identifying securities that are priced inefficiently; making sector allocation decisions based on a broad sector outlook, utilizing expected return and valuation analysis; managing the yield curve, with an emphasis on evaluating relative risk/reward relationships along the yield curve; and managing Fund duration used primarily as a risk control measure.

After an exceptional 2021, 2022 was challenging for risk assets. Concerns over the economic implications of the Russian invasion of Ukraine and the potential need for a faster pace of interest rate hikes to combat higher inflation weighed on fixed income returns. Furthermore, a new round of Omicron cases in China weighed on activity. Volatility continued to be elevated due to the market’s concerns that the central banks would be unable to walk the fine line of tightening monetary policy to a level that would bring down inflation, yet allow growth to remain positive, preventing a recession. Developed market central banks continued to tighten policy in their sustained effort to combat inflation. Though the pace of rate hikes has also slowed down, investors are finding the high level of yields one of the most attractive entry points for fixed income in over a decade.

Treasury yields were materially higher across the curve during 2022. The two-year yield increased by 3.69% to 4.43%, the 10-year yield increased by 2.36% to 3.87%, and the 30-year yield moved 2.06% higher to 3.96%. The spread between two- and 10- year Treasuries flattened 1.33% to finish the year at -0.55%. As a result, the Fund’s duration posture and yield curve positioning were net positive for performance. The Fund finished the year underweight in the 5- to 7-year segment of the yield curve, overweight the 10 to 20 year segment, and underweight the 30-year bucket.

From a sector perspective, an underweight to Treasury debt was negative as spread sectors trailed comparable duration Treasuries. Specifically, the Fund’s allocation to Agency mortgages was negative as the sector trailed benchmark Treasury debt. The Fund’s allocation to commercial mortgage-backed securities was also negative.

We reduced the tail risks of above-trend growth (lowered from 5% to 0%) and crisis (lowered from 15% to 10%) to fund our higher conviction in recession. Peace across Europe and a widespread opening in China seem to be the minimum needed for a growth reacceleration, while the risks of a disorderly, hard landing should be mitigated by the approaching end to central bank rate hikes.

In regard to the Fund’s outlook, the team will continue to manage conservatively adding high quality, liquid securities using our investment process built on bottom-up security selection. The team will take advantage of bouts of volatility, adding positions when valuations are attractive. Lastly, the team continues to target a long run duration of 5.0 to 5.75 years.

JNL/JPMorgan U.S. Value Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan U.S. Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-2.96%	1 Year	-2.64%
5 Year	5.88	5 Year	6.20
10 Year	8.12	10 Year	8.39

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on April 27, 2020.

Composition as of December 31, 2022:
Financials	23.1%
Health Care	18.7
Industrials	11.3
Consumer Discretionary	9.3
Energy	8.6
Information Technology	6.6
Consumer Staples	6.0
Materials	4.5
Communication Services	4.2
Utilities	3.9
Real Estate	1.1
Other Equity Interests	-
Other Short Term Investments	2.7
Total Investments	100.0%

For the year ended December 31, 2022, JNL/JPMorgan U.S. Value Fund outperformed its primary benchmark by posting a return of -2.96% for Class A shares compared to -6.93% for the Morningstar U.S. Large-Mid Cap Broad Value Index.

2022 was a rollercoaster ride for investors. For U.S. equities markets, despite some ups along the way, it marked the worst year since the Global Financial Crisis. While there were few places to hide, value & defensive stocks were in favor, protecting more on the downside versus other areas. Strong stock selection in healthcare and consumer discretionary contributed to outperformance, while financials and utilities served as detractors.

Health care has been at the forefront of the market rotation into more value oriented stocks. We had strong stock selection after adding to attractively valued pharmaceuticals like AbbVie Inc. in 2021. AbbVie Inc. saw a nice resurgence as fundamentals improved and investors showed optimism that next year’s biosimilar impact on Humira will be more modest than originally expected. We appreciate the resiliency and defensive characteristics of the sector but are mindful that valuations have expanded. We have taken some profits in winners (Eli Lilly and Company) and have recycled proceeds into companies that have been penalized with more upside potential (Medtronic, Inc.).

Alternatively, our positioning in financials was the biggest detractor from performance, as our overweight hurt and stock selection was also challenged. BlackRock, Inc. (“BLK”) served as a detractor as shares came under pressure with the market pullback, given BLK’s equity sensitivity. Amidst an uncertain economic environment, our financials exposure provides us with diversification underneath the hood. Banks remain attractively valued, however the potential for increased capital requirements led us to trim positions that pose the greatest risks (Citigroup Inc.). Alternatively, asset managers have been overly penalized during the selloff, and we believe the best in class companies have an opportunity to rerate (BLK).

The consumer backdrop remains tricky, so we are not being too brave. We feel comfortable allocating to areas such as home improvement, affordable luxury to a budget conscious consumer (McDonald’s Corporation), and companies where consumers can “trade down” but stay within the brand portfolio (The Procter & Gamble Company).

Energy has been the strongest performing sector this year and we continue to see upside given tight supply/demand dynamics. We maintain an overweight, but remain disciplined to trim winners (ConocoPhillips, EOG Resources, Inc.).

While the economy teeters on the edge of recession, we remain balanced and continue to monitor incremental risks that could represent headwinds for U.S. equities. Through the volatility, we continue to focus on high conviction stocks and take advantage of market dislocations for compelling stock selection opportunities.

JNL/Lazard International Strategic Equity Fund Lazard Asset Management LLC (Unaudited)

JNL/Lazard International Strategic Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-17.09%	1 Year	-16.85%
5 Year	1.79	5 Year	2.09
Since Inception	4.89	Since Inception	3.29
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Industrials	21.7%
Financials	18.3
Health Care	10.5
Consumer Discretionary	9.6
Consumer Staples	9.0
Information Technology	7.7
Materials	5.7
Communication Services	5.4
Utilities	4.5
Energy	2.1
Real Estate	1.9
Other Short Term Investments	3.0
Securities Lending Collateral	0.6
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Lazard International Strategic Equity Fund underperformed its primary benchmark by posting a return of -17.09% for Class A shares compared to -14.31% for the Morningstar Developed Markets ex-North America Target Market Exposure Index (Net).

Detractors from performance included Accenture Public Limited Company. The shares pulled back sharply early in the year during the most violent rotation from growth to value since 1999. Fundamentally, the company has been executing well over the course of the year. The company enjoys high financial productivity with a low risk business model, a good example of a high quality business with the shares now trading at a more attractive valuation. Akzo Nobel N.V. underperformed as rising commodity prices put pressure on margins. The industry has been raising prices collectively to offset raw material inflation but has struggled to keep up with the speed and magnitude of the moves in costs. We expect a more benign cost environment will help the group restore margins, which is not reflected in market expectations. Vonovia SE shares came under pressure as yields rose over the course of the year. Higher interest cost limited the ability of the group to invest in the asset base to drive rent increases across the property portfolio. It also put downward pressure on real estate value in general. We expect a greater commitment to dispose part of the asset at market prices will help close the discount to net asset value. Contributors to relative performance included Suncor Energy Inc., the Canadian energy stock. The shares performed well in a high oil price environment and reacted favorably to a disclosure that an activist investor had built a stake in the company to unlock value in the Fund. The prospects for Hensoldt AG, the German defense electronics company, changed dramatically as Germany made a historic commitment to change its stance on defense spending in response to the war in Ukraine. The shares reacted favorably to expectation of higher spending and broader interest in the sector among investors. Aon Public Limited Company, the global insurance broker, performed well. The resilience of the business model was proven out in a more volatile and inflationary environment. Healthy earnings growth at a reasonable valuation distinguished the shares in a challenging year.

We believe that our experiences with COVID-19 and geopolitical tensions will have lasting implications for us all. The sharp rise in energy prices has made clear that the energy transition is not only for the climate, but a geopolitical imperative. A reevaluation of economics versus certainty of supply is resulting in a shift to more regional supply chains – most notably for the semiconductor industry. The shift in the cost of capital exposed the fragile foundation for high growth companies with a yet to be proven financial model and reliance on cheap funding. Central banks determined to reign in inflationary pressures combined with pressure on disposable incomes, and a downward draft in asset prices, will certainly create a challenging economic backdrop for markets. The ability to achieve a “soft landing” will very likely determine the direction of markets in the year ahead. While the near-term outlook is uncertain, market volatility provides opportunities for stock pickers to invest in great businesses at more attractive prices.

The team is optimistic about the investment opportunity presented in today’s market. Stock selection, not sector or regional allocation, has driven the long-term track record of the Fund. At the company level, we seek a balance between financial productivity (i.e., returns on capital), valuation, and sustainability of income generation. At the same time, we look for market inefficiencies, mispriced assets, improvers, and compounders, that are empirically validated sources of alpha.

The investment team continues to meet with company management teams and has resumed traveling to see them at their headquarters. These research trips help us build insights and perspective that are important in monitoring our investments and generating new investment ideas. By continuing to focus on stock selection, the Fund team remains confident that the strong long term track record of the Fund has the potential to continue.

The Fund entered into forward foreign currency contracts to settle transactions denominated in foreign currencies.  These derivative transactions did not have a meaningful impact on the Fund's performance.

JNL/Loomis Sayles Global Growth Fund Loomis, Sayles & Company, L.P. (Unaudited)

JNL/Loomis Sayles Global Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-26.25%	1 Year	-25.97%
Since Inception	4.52	Since Inception	4.84
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	24.6%
Consumer Discretionary	19.8
Health Care	18.5
Communication Services	16.8
Industrials	12.1
Consumer Staples	6.6
Financials	1.0
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Loomis Sayles Global Growth Fund underperformed its primary benchmark by posting a return of -26.25% for Class A shares compared to -18.04% for the Morningstar Global Target Market Exposure Index (Net).

Alnylam Pharmaceuticals, Inc., Trip.com Group Limited and Vertex Pharmaceuticals Incorporated were the top contributors to performance during the year. Qualcomm Incorporated, Block, Inc. and Under Armour, Inc. were the largest detractors from performance during the year. Stock selection in healthcare, energy, consumer staples and financials as well as our allocation to healthcare contributed positively to relative performance. Stock selection in communication services, consumer discretionary and information technology (“IT”) as well as our allocation to communication services, energy, consumer discretionary, financials, IT and consumer staples detracted from relative performance. Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to lower turnover where sector positioning is the result of stock selection. Versus the benchmark, as of December 31, 2022, we are overweight in communication services, consumer discretionary, healthcare, IT, and industrials. We are underweight in financials and consumer staples. We have no holdings in energy, materials, utilities or real estate. All aspects of the team’s quality growth valuation investment thesis must be present simultaneously for the team to make an investment. During the year we initiated new positions in Block, Inc., Doximity, Inc., Netflix, Inc., Shopify Inc. and Tesla Inc. We added to our existing positions in The Boeing Company, Meta Platforms, Inc. and Under Armour, Inc. as near-term price weaknesses created more attractive reward to risk opportunities. We trimmed our existing positions in Deere & Company, Nestle S.A., Novartis AG, Oracle Corporation, Reckitt Benckiser Group PLC, Roche Holding AG, Sodexo, Unilever PLC and Vertex Pharmaceuticals Incorporated. We sold our positions in Colgate-Palmolive Company, Core Laboratories N.V. and Schlumberger Limited. Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Lord Abbett Short Duration Income Fund Lord, Abbett & Co. LLC (Unaudited)

JNL/Lord Abbett Short Duration Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-4.95%	1 Year	-4.73%
Since Inception	-0.13	Since Inception	0.16
‡Inception date April 27, 2020
†Inception date April 27, 2020

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Non-U.S. Government Agency ABS	35.5%
Financials	20.7
Government Securities	8.7
Energy	6.3
Utilities	5.0
Consumer Discretionary	3.8
Health Care	3.3
Communication Services	2.6
Materials	2.3
Consumer Staples	1.8
Industrials	1.6
Information Technology	1.5
Real Estate	1.4
U.S. Government Agency MBS	0.7
Other Short Term Investments	4.7
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Lord Abbett Short Duration Income Fund underperformed its primary benchmark by posting a return of -4.95% for Class A shares compared to -4.05% for the ICE BofA 1-3 Yr U.S. Corporate Index.

The year ending December 31, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve.

The Fund seeks to deliver a high level of current income consistent with the preservation of capital by investing in a variety of short maturity debt securities including, investment grade (“IG”) and high yield (“HY”) corporate bonds, U.S. government securities, and mortgage and other asset-backed debt securities.

One of the largest detractors from the Fund’s absolute return during the year was a sharply rising 2 year Treasury, which proved to be a significant headwind to performance as the portfolio is invested mainly at the 2 year part of the yield curve. The agency mortgage-backed securities (“MBS”) allocation also detracted from performance. Security selection within IG corporate bonds contributed to relative performance.

We focused on shifting the Fund’s overall positioning to be higher in quality and liquidity. In an effort to do this, we reduced the Fund’s exposure to bank loans, HY corporate bonds, and commercial MBS. We used the proceeds to increase the allocation to IG corporate bonds.

We believe the type of volatility currently being experienced in the fixed income markets, which is driven by macro uncertainty, creates an opportunity for active sector rotation for managers who have the flexibility of a multi sector approach.

Looking ahead, we think certain credit risk sectors may benefit from a decline in volatility, and those asset classes that have illiquidity premiums or are directly exposed to interest rate volatility should also do well as volatility declines in 2023.

Derivatives had a negative impact on the Fund’s performance during the year.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Communication Services Sector Fund

Composition as of December 31, 2022:
Communication Services	98.3%
Consumer Discretionary	0.6
Information Technology	0.3
Real Estate	0.3
Other Short Term Investments	0.3
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Communication Services Sector Fund underperformed its primary benchmark by posting a return of -41.33% for Class A shares compared to -40.94% for the Morningstar U.S. Communication Services Sector Index.

The investment objective of the Fund is to track the performance of the Morningstar U.S. Communication Services Sector Index to provide total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the stocks in the Morningstar U.S. Communication Services Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Consumer Discretionary Sector Fund

Composition as of December 31, 2022:
Consumer Discretionary	94.7%
Materials	3.1
Industrials	1.3
Consumer Staples	0.3
Information Technology	0.1
Communication Services	-
Financials	-
Securities Lending Collateral	0.3
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Consumer Discretionary Sector Fund underperformed its primary benchmark by posting a return of -35.94% for Class A shares compared to -35.52% for the Morningstar U.S. Consumer Cyclical Sector Index.

The investment objective of the Fund is to track the performance of the Morningstar U.S. Consumer Cyclical Sector Index to provide total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the stocks in the Morningstar U.S. Consumer Cyclical Sector Index (“Index”) in proportion to their market capitalization weighting in the index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Consumer Staples Sector Fund

Composition as of December 31, 2022:
Consumer Staples	92.4%
Consumer Discretionary	7.5
Other Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Consumer Staples Sector Fund underperformed its primary benchmark by posting a return of -3.20% for Class A shares compared to -2.61% for the Morningstar U.S. Consumer Defensive Sector Index.

The investment objective of the Fund is to track the performance of the Morningstar U.S. Consumer Defensive Sector Index to provide total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar U.S. Consumer Defensive Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon DowSM Index Fund

Composition as of December 31, 2022:
Health Care	21.2%
Information Technology	18.1
Financials	15.9
Industrials	15.0
Consumer Discretionary	13.7
Consumer Staples	7.7
Energy	3.5
Communication Services	2.5
Materials	1.0
Other Short Term Investments	1.4
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Dow Index Fund underperformed its primary benchmark by posting a return of -7.46% for Class A shares compared to -6.86% for the Dow Jones Industrial Average.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund seeks to achieve its objective by investing at least 80% of its assets in the thirty securities which compromise the Dow Jones Industrial Average (“DJIA”), with the weight of each security in the Fund substantially corresponding to the weight of such security in the DJIA. The thirty securities are adjusted from time to time to conform to periodic changes to the identity and/or relative weightings in the DJIA.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Energy Sector Fund

Composition as of December 31, 2022:
Energy	98.6%
Utilities	0.3
Materials	0.3
Other Short Term Investments	0.8
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Energy Sector Fund underperformed its primary benchmark by posting a return of 61.35% for Class A shares compared to 62.50% for the Morningstar U.S. Energy Sector Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the stocks in the Morningstar U.S. Energy Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Financial Sector Fund

Composition as of December 31, 2022:
Financials	85.7%
Information Technology	14.0
Industrials	0.1
Health Care	-
Other Short Term Investments	0.2
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Financial Sector Fund underperformed its primary benchmark by posting a return of -12.89% for Class A shares compared to -12.34% for the Morningstar U.S. Financial Services Sector Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the securities in the Morningstar U.S. Financial Services Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Healthcare Sector Fund

Composition as of December 31, 2022:
Health Care	99.0%
Consumer Staples	0.5
Materials	0.2
Other Short Term Investments	0.3
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Healthcare Sector Fund underperformed its primary benchmark by posting a return of -5.78% for Class A shares compared to -5.18% for the Morningstar U.S. Healthcare Sector Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the securities in the Morningstar U.S. Healthcare Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Industrials Sector Fund

Composition as of December 31, 2022:
Industrials	91.5%
Information Technology	6.2
Consumer Discretionary	0.8
Materials	0.7
Consumer Staples	0.1
Health Care	0.1
Other Short Term Investments	0.6
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Industrials Sector Fund underperformed its primary benchmark by posting a return of -8.71% for Class A shares compared to -8.08% for the Morningstar U.S. Industrials Sector Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar U.S. Industrials Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Information Technology Sector Fund

Composition as of December 31, 2022:
Information Technology	97.3%
Industrials	1.7
Communication Services	0.4
Consumer Discretionary	0.2
Financials	0.1
Utilities	-
Other Short Term Investments	0.2
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Information Technology Sector Fund underperformed its primary benchmark by posting a return of -31.99% for Class A shares compared to -31.55% for the Morningstar U.S. Technology Sector Index.

The investment objective of the Fund is total return though capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the stocks in the Morningstar U.S. Technology Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Materials Sector Fund

Composition as of December 31, 2022:
Materials	95.9%
Industrials	1.7
Health Care	1.4
Consumer Staples	0.2
Energy	0.2
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Materials Sector Fund underperformed its primary benchmark by posting a return of -11.92% for Class A shares compared to -11.41% for the Morningstar U.S. Basic Materials Sector Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar U.S. Basic Materials Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Nasdaq 100 Index Fund

Composition as of December 31, 2022:
Information Technology	49.2%
Communication Services	15.9
Consumer Discretionary	14.1
Health Care	7.2
Consumer Staples	6.6
Industrials	3.9
Utilities	1.4
Energy	0.5
Other Short Term Investments	1.0
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Nasdaq 100 Index Fund underperformed its primary benchmark by posting a return of -32.82% for Class A shares compared to -32.38% for the Nasdaq 100 Index.

The investment objective of the Fund is total return.

The Fund seeks to achieve its objective by investing in the securities which comprise the Nasdaq 100 Index (“Index”). The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the securities that make up the Index. The Index includes 100 of the largest non-financial domestic and international companies listed on the Nasdaq Stock Market. The Index reflects companies across high growth industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Real Estate Sector Fund

Composition as of December 31, 2022:
Real Estate	94.3%
Financials	2.9
Industrials	2.5
Securities Lending Collateral	0.2
Other Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Real Estate Sector Fund underperformed its primary benchmark by posting a return of -26.09% for Class A shares compared to -25.55% for the Morningstar U.S. Real Estate Sector Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar U.S. Real Estate Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon S&P 500 Index Fund

Composition as of December 31, 2022:
Information Technology	24.1%
Health Care	14.8
Financials	10.9
Consumer Discretionary	9.2
Industrials	8.1
Communication Services	6.8
Consumer Staples	6.7
Energy	4.9
Utilities	3.0
Materials	2.6
Real Estate	2.5
Securities Lending Collateral	5.6
Other Short Term Investments	0.8
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon S&P 500 Index Fund underperformed its primary benchmark by posting a return of -18.53% for Class A shares compared to -18.11% for the S&P 500 Index.

The investment objective of the Fund is to track the performance of the S&P 500 Index (“Index”). The Fund is constructed to mirror the Index to provide long-term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon U.S. Stock Market Index Fund

Composition as of December 31, 2022:
Information Technology	24.8%
Health Care	15.3
Financials	12.0
Consumer Discretionary	10.1
Industrials	9.5
Communication Services	6.7
Consumer Staples	6.6
Energy	5.2
Real Estate	3.2
Utilities	3.1
Materials	3.0
Short Term Investments	0.4
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon U.S. Stock Market Index Fund underperformed its primary benchmark by posting a return of -19.92% for Class A shares compared to -19.43% for the Morningstar U.S. Market Index.

The investment objective of the Fund is to track the performance of the Index to provide long-term capital appreciation.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Utilities Sector Fund

Composition as of December 31, 2022:
Utilities	99.3%
Energy	0.2
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon Utilities Sector Fund underperformed its primary benchmark by posting a return of 0.80% for Class A shares compared to 1.65% for the Morningstar U.S. Utilities Sector Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar U.S. Utilities Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the utilities to the extent such industries are represented in the Index. The Index measures the performance of the utilities of the U.S. equity market. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon World Index Fund

Composition as of December 31, 2022:
Information Technology	19.5%
Financials	14.3
Health Care	14.3
Industrials	10.6
Consumer Discretionary	9.9
Consumer Staples	7.8
Communication Services	6.1
Energy	5.4
Materials	4.4
Utilities	3.1
Real Estate	2.5
Other Short Term Investments	2.0
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Mellon World Index Fund underperformed its primary benchmark by posting a return of -18.05% for Class A shares compared to -18.02% for the Morningstar Developed Markets Target Market Exposure Index (Net).

The investment objective of the Fund is to track the performance of the Morningstar Developed Markets Target Market Exposure Index (Net) (“Index”). The Fund is constructed to mirror the Index to provide long-term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Morningstar PitchBook Listed Private Equity Index Fund

Composition as of December 31, 2022:
Financials	81.3%
Investment Companies	10.7
Industrials	4.5
Health Care	1.4
Real Estate	1.1
Communication Services	1.0
Consumer Discretionary	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Morningstar PitchBook Listed Private Equity Index Fund outperformed its primary benchmark by posting a return of -34.47% for Class A shares compared to -34.60% for the Morningstar PitchBook Listed Private Equity Index.

The investment objective of the Fund is to track the performance of the Morningstar PitchBook Developed Markets Listed Private Equity Index (“Index”). The Fund is constructed to mirror the Index to provide long-term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Morningstar U.S. Sustainability Index Fund

Composition as of December 31, 2022:
Information Technology	28.8%
Health Care	15.9
Consumer Discretionary	12.2
Financials	11.6
Industrials	7.9
Communication Services	6.1
Real Estate	5.2
Consumer Staples	4.8
Energy	3.2
Materials	2.7
Utilities	1.6
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Morningstar U.S. Sustainability Index Fund underperformed its primary benchmark by posting a return of -19.99% for Class A shares compared to -18.90% for the Morningstar U.S. Sustainability Index (Total). Effective April 25, 2022, the MSCI KLD 400 Social Index (Gross) was replaced as the Fund's primary benchmark. The Fund outperformed that benchmark, which posted a return of -21.48%. The Fund underperformed its other benchmark return of -19.50% for the Morningstar U.S. Large-Mid Cap Index.

The investment objective of the Fund is to track the performance of the Morningstar US Sustainability Index (“Index”). The Fund is constructed to mirror the Index to provide long-term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Morningstar Wide Moat Index Fund

Composition as of December 31, 2022:
Information Technology	32.3%
Industrials	18.1
Health Care	11.7
Financials	11.5
Consumer Discretionary	9.3
Communication Services	9.3
Materials	4.8
Utilities	1.3
Consumer Staples	1.2
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Morningstar Wide Moat Index Fund underperformed its primary benchmark by posting a return of -13.80% for Class A shares compared to -13.08% for the Morningstar Wide Moat Focus Index.

The investment objective of the Fund is to provide total return by tracking the performance, net of expenses, of the Morningstar Wide Moat Focus Index.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Morningstar Wide Moat Focus Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Communication Services Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	-41.33%	1 Year	-41.13%
5 Year	0.24	5 Year	0.59
10 Year	5.44	10 Year	5.73

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Consumer Discretionary Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	-35.94%	1 Year	-35.72%
5 Year	7.66	5 Year	8.03
10 Year	11.99	10 Year	12.30

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Consumer Staples Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-3.20%	1 Year	-2.84%
5 Year	7.37	5 Year	7.73
Since Inception	8.19	Since Inception	8.55
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Dow Index Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-7.46%	1 Year	-7.15%
5 Year	7.68	5 Year	8.06
10 Year	11.79	10 Year	N/A
Since Inception	N/A	Since Inception	9.81
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Energy Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	61.35%	1 Year	61.88%
5 Year	7.42	5 Year	7.79
10 Year	4.29	10 Year	4.58

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Financial Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	-12.89%	1 Year	-12.56%
5 Year	4.35	5 Year	4.71
10 Year	10.57	10 Year	10.87

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Healthcare Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	-5.78%	1 Year	-5.43%
5 Year	11.14	5 Year	11.53
10 Year	14.16	10 Year	14.47

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Industrials Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-8.71%	1 Year	-8.35%
5 Year	6.88	5 Year	7.26
Since Inception	7.84	Since Inception	8.20
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Information Technology Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	-31.99%	1 Year	-31.76%
5 Year	14.07	5 Year	14.46
10 Year	16.83	10 Year	17.16

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Materials Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-11.92%	1 Year	-11.57%
5 Year	6.07	5 Year	6.45
Since Inception	7.08	Since Inception	7.45
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Nasdaq 100 Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-32.82%	1 Year	-32.57%
5 Year	11.64	5 Year	12.03
10 Year	15.41	10 Year	15.74

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Real Estate Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-26.09%	1 Year	-25.82%
5 Year	3.31	5 Year	3.58
Since Inception	3.59	Since Inception	3.86
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon S&P 500 Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	-18.53%	1 Year	-18.28%
5 Year	8.87	5 Year	9.20
10 Year	11.98	10 Year	12.23

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon U.S. Stock Market Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-19.92%	1 Year	-19.65%
5 Year	8.14	5 Year	8.49
Since Inception	9.12	Since Inception	9.47
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Mellon Investments Corporation assumed portfolio management responsibility on April 26, 2021.

JNL/Mellon Utilities Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	0.80%	1 Year	1.22%
5 Year	8.47	5 Year	8.84
Since Inception	8.71	Since Inception	8.40
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon World Index Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-18.05%	1 Year	-17.76%
5 Year	5.90	5 Year	6.28
10 Year	7.13	10 Year	N/A
Since Inception	N/A	Since Inception	7.11
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Morningstar PitchBook Listed Private Equity Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-34.47%	1 Year	-34.30%
Since Inception	-12.99	Since Inception	-12.73
‡Inception date April 26, 2021
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Morningstar U.S. Sustainability Index Fund

¹Effective April 25, 2022, the Fund changed its primary benchmark from the MSCI KLD 400 Social Index (Gross) to the Morningstar U.S. Sustainability Index (Total) to reflect the Fund's strategy change.

Average Annual Total Returns
Class A‡		Class I†
1 Year	-19.99%	1 Year	-19.71%
5 Year	9.52	5 Year	9.88
Since Inception	10.67	Since Inception	10.69
‡Inception date April 24, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Morningstar Wide Moat Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-13.80%	1 Year	-13.52%
Since Inception	10.07	Since Inception	10.42
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/MFS Mid Cap Value Fund Massachusetts Financial Services Company (Unaudited)

JNL/MFS Mid Cap Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-9.01%	1 Year	-8.76%
5 Year	7.36	5 Year	7.67
10 Year	9.61	10 Year	9.87

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Massachusetts Financial Services Company assumed portfolio management responsibility on April 24, 2017.

Composition as of December 31, 2022:
Financials	18.9%
Industrials	16.5
Consumer Discretionary	10.7
Materials	9.4
Utilities	8.3
Information Technology	8.2
Health Care	7.3
Energy	7.2
Real Estate	6.6
Consumer Staples	4.3
Communication Services	1.0
Other Short Term Investments	1.6
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/MFS Mid Cap Value Fund underperformed its primary benchmark by posting a return of -9.01% for Class A shares compared to -6.57% for the Morningstar U.S. Mid Cap Broad Value Index.

During the year, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent COVID-19 flareups, particularly in China, where home grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.

The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The U.S. Federal Reserve has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the year, as did the European Central Bank.

Against an environment of still tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID-19 restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.

Stock selection in health care detracted from performance relative to the Morningstar US Mid Cap Broad Value index. Within this sector, not holding shares of health services and information technology company McKesson and holding shares in clinical research provider ICON Public Limited Company (Ireland) held back relative results.

Stocks in other sectors that also hindered relative results included the Fund's ownership in shares of automatic identification and data capture products manufacturer Zebra Technologies Corp., which was not a benchmark constituent during the year and holding shares of media company Liberty Broadband Corporation. Additionally, not owning shares of oil and gas exploration and production company Occidental Petroleum Corporation and energy company Philips 66, and the Fund's overweight positions in commercial banking services provider Signature Bank, self-storage real estate investment trust Life Storage Inc., power and hand tools provider Stanley Black & Decker, Inc. and financial services company SVB Financial Group, further weighed on relative returns.

Stock selection in consumer discretionary contributed to relative performance. Within this sector, the Fund's holdings of discount department stores Ross Stores, Inc. and not holding shares of online travel company Expedia Group, Inc. supported relative performance.

Elsewhere, holding shares of independent oil and gas exploration and production company Pioneer Natural Resources Corporation, software company Amdocs Limited, engineering, procurement and construction company KBR, Inc. and aerospace and transportation engineering firm Howmet Aerospace, Inc. supported relative results. Additionally, the Fund's overweight positions in global integrated energy company Hess Corporation, utility company PG&E Corporation and insurance company Everest Re Group, Ltd, and not owning shares of developer and manufacturer of storage solutions Western Digital Corporation, further supported relative returns.

JNL/Neuberger Berman Commodity Strategy Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Commodity Strategy Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	21.55%	1 Year	21.99%
5 Year	8.79	5 Year	9.11
Since Inception	0.59	Since Inception	9.68
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Financials	33.7%
Non-U.S. Government Agency ABS	19.9
Consumer Discretionary	5.3
Utilities	5.0
Communication Services	4.9
Health Care	4.7
Industrials	2.5
Real Estate	2.1
Energy	1.8
Information Technology	1.4
Consumer Staples	0.5
Government Securities	0.3
Other Short Term Investments	17.9
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Neuberger Berman Commodity Strategy Fund outperformed its primary benchmark by posting a return of 21.55% for Class A shares compared to 16.10% for the Bloomberg Commodity Index.

2022 was one of the most challenging years for markets in recent history. A painful concoction of spillover effects from Russia’s war in Ukraine, unrelenting inflation, and the U.S. Federal Reserve’s (“FED”) resulting hawkish monetary policy challenged assets across the board. However, one bright spot in the markets during the year was commodities. True to form, commodities were able to diversify traditional assets like stocks and bonds and provide a much-needed inflation hedge.

The Fund accesses all of the commodities in its investment universe through the use of exchange traded futures or London Metal Exchange forwards.

Energy commodities lead the way during the year with the Bloomberg Energy Subindex surging 36.22% as sanctions on Russian oil exports created supply disruptions. U.S. natural gas, which at its peak in the summer rose an astronomical +167%, quickly fell back to earth as it fell -55.26% in the remainder of the year. We believe this brings its price closer to fundamentals, natural gas exports remain at capacity and there is plentiful supply in the U.S. belying scarcity pricing. Over the year, the Fund’s positioning in energy was positive from both an absolute and a relative perspective. Relative to the benchmark, the Fund’s nearly double-digit underweight in natural gas was its largest contributor to outperformance and helped the Fund avoid natural gas’ swift decline at year’s end.

Industrial metals were lower on the year as China, the world’s largest consumer of commodities, remained in lockdown as a result of the government’s zero COVID policy. During the year industrial metals positioning was a slight detractor. Relative to the benchmark, positive performance from the Fund’s overweight in nickel was eroded by negative performance from an overweight in zinc.

Precious metals were essentially flat during the year, gold and silver in particular, as the dollar continued to move lower off a multi decade high with investors assessing the pace of Fed rate hikes. Precious metals positioning detracted from overall Fund performance on the year due to the Fund’s overweight in gold and out of benchmark position in palladium.

Agricultural commodities were the second-best sector in 2022 thanks to poor crop conditions and reduced supplies. The Fund’s positioning in agriculture was additive—relative to the benchmark, the Fund benefited from overweights across the board in corn, Kansas wheat, soybean meal, and wheat.

Softs were negative during the year with coffee realizing the steepest decline of -21.9%. From a Fund perspective, this sector detracted from performance. The Fund performed in line relative to the benchmark as gains from an underweight in coffee were offset by losses from an overweight in cotton.

Finally, livestock was mixed in 2022 but was additive to the Fund. Relatively speaking, the Fund outperformed the benchmark due to an overweight in lean hogs.

Based on a number of policy pivots we’ve seen commence in the broader macro environment, we believe that markets are facing a prolonged period of shortages, and that is what establishes a prolonged supercycle. A supercycle is a sequence of price spikes, it is not a nice and steady upward trend in prices. Generally we observe spike after spike as was the case in the 1970s and 2000s. Because commodity markets have to balance supply against demand, when inventory buffers and spare capacity are depleted, prices have to spike to kill demand. In these wildly volatile environments, carry (i.e. scarcity premium) buffers spot losses via higher backwardation as we saw in previous cycles.

In 2023, we believe that prices are very likely to follow their structural underinvestment and policy pivot driven.

Derivatives had a positive impact on the Fund's performance during the year.

JNL/Neuberger Berman Gold Plus Strategy Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Gold Plus Strategy Fund

Total Return
Class A‡		Class I†
Since Inception	-7.10%	Since Inception	-6.80%
‡Inception date April 25, 2022
†Inception date April 25, 2022

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Government Securities	30.0%
Financials	13.9
Communication Services	3.4
Health Care	2.4
Information Technology	2.1
Energy	1.7
Consumer Discretionary	1.7
Real Estate	1.1
Industrials	0.8
Utilities	0.5
Other Short Term Investments	42.4
Total Investments	100.0%

For the period April 25, 2022 through December 31, 2022, JNL/Neuberger Berman Gold Plus Strategy Fund underperformed its primary benchmark by posting a return of -7.10% for Class A shares compared to -5.97% for the Bloomberg Commodity Gold Total Return Subindex (Total).

2022 was one of the most challenging years for markets in recent history. A painful concoction of spillover effects from Russia’s war in Ukraine, unrelenting inflation, and the U.S. Federal Reserve’s (“Fed”) resulting hawkish monetary policy challenged assets across the board. However, one bright spot in the markets during the year was commodities. True to form, commodities were able to diversify traditional assets like stocks and bonds and provide a much needed inflation hedge.

The Fund invests in gold and other commodities, such as precious metals, through the use of exchange traded futures or London Metal Exchange forwards.

Precious metals were essentially flat during the year, gold and silver in particular, as the dollar continued to move lower off a multi decade high with investors assessing the pace of the Fed’s rate hikes. In 2022, the Fund’s diversified exposure to Bitcoin through futures drove underperformance versus the benchmark. With the news of FTX’s fraud rocking crypto markets, the Bloomberg Galaxy Bitcoin Index was down -63.83% for the year. Over the long run we believe digital assets can provide diversification benefits to the broader precious metals portfolio.

Based on a number of policy pivots we’ve seen commence in the broader macro environment, we believe that markets are facing a prolonged period of shortages, and that is what establishes a prolonged supercycle. A supercycle is a sequence of price spikes, it is not a nice and steady upward trend in prices. Generally we observe spike after spike as was the case in the 1970s and 2000s. Because commodity markets have to balance supply against demand, when inventory buffers and spare capacity are depleted, prices have to spike to kill demand. In these wildly volatile environments, carry (i.e. scarcity premium) buffers spot losses via higher backwardation as we saw in previous cycles.

In 2023, we believe that prices are very likely to follow their structural underinvestment and policy pivot driven demand trends. However, as of now, markets are very much priced for a steep recession, positioned firmly in a risk off stance, and not at all prepared for China’s reopening, lower gas burden on European industry, and a more resilient than expected U.S. economy.

We believe the current environment can be a buying opportunity to gain exposure to this asset class which can strategically diversify a Fund’s traditional investments in the long run, but also tactically enhance Fund returns through scarcity premia that will likely intensify in 2023. Don’t get us wrong, in the near-term there are still lots of headwinds—e.g. rising COVID-19 cases, the digestion of large hikes—that will certainly create turbulence. Once the runway is clear, however, we think the asset class will lift off to higher highs.

Derivatives had a negative impact on the Fund's performance during the year.

JNL/Neuberger Berman Strategic Income Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Strategic Income Fund

Average Annual Total Returns
Class A		Class I
1 Year	-10.82%	1 Year	-10.59%
5 Year	0.87	5 Year	1.18
10 Year	2.02	10 Year	2.30

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
U.S. Government Agency MBS	27.7%
Financials	11.9
Non-U.S. Government Agency ABS	11.4
Government Securities	6.8
Communication Services	6.6
Energy	6.0
Consumer Discretionary	4.7
Industrials	3.8
Investment Companies	3.3
Consumer Staples	2.8
Utilities	2.3
Health Care	2.2
Materials	2.1
Real Estate	2.0
Information Technology	1.5
Other Short Term Investments	3.9
Securities Lending Collateral	1.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Neuberger Berman Strategic Income Fund outperformed its primary benchmark by posting a return of -10.82% for Class A shares compared to -13.01% for the Bloomberg U.S. Aggregate Bond Index.

Throughout the year, the Fund maintained an emphasis on diversified exposure to spread sectors and maintaining positive duration.

The Fund’s positioning in U.S. Treasury futures was the largest contributor to relative returns. The Fund’s duration and yield curve positioning also contributed to relative returns in 2022 as U.S. rates sold off over the course of the year amidst a historic rise in interest rate policy in response to inflation. The majority of absolute and relative underperformance was derived from the Fund’s exposure to U.S. mortgage-backed securities (“MBS”) and U.S. corporate credit holdings. Underperformance was also impacted by macro driven credit spread widening as investor concerns surrounding overtightening of interest rates to blunt surging inflation raised recessionary risks.

There were several adjustments made to the Fund’s portfolio during the year. The investment team was active in repositioning risk exposure in the Fund in an effort to take advantage of market opportunities. As mortgage rates rose through the year, we targeted higher coupon, new issue bonds in the Agency MBS sector. We rotated the Fund up in credit quality as inflation showed signs of peaking towards the end of the year. We reduced exposures to bank loans as we believed valuations were full and tactically added exposure in low dollar priced investment grade securities spurred by macro driven volatility. Looking ahead, we expect to remain focused on security selection in high quality securities with attractive yields and continue to tactically adjust exposures as opportunities present themselves.

The Fund selectively utilized U.S. Treasury futures, interest rate futures and interest rate swaps throughout the year to help manage the duration and curve exposure of the Fund. Duration positioning was additive to relative performance throughout the year. The Fund entered into forward foreign currency contracts to gain directional exposure to currency and as a means of risk management/hedging.

Derivatives had a positive impact on the Fund's performance during the year.

JNL/Newton Equity Income Fund Newton Investment Management North America, LLC (Unaudited)

JNL/Newton Equity Income Fund

Average Annual Total Returns
Class A		Class I†
1 Year	3.80%	1 Year	4.11%
5 Year	10.42	5 Year	10.76
10 Year	12.89	10 Year	N/A
Since Inception	N/A	Since Inception	11.95
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Newton Investment Management North America, LLC assumed portfolio management responsibility on September 1, 2021.

Composition as of December 31, 2022:
Financials	28.8%
Health Care	17.7
Energy	11.0
Industrials	11.0
Information Technology	8.7
Utilities	4.9
Communication Services	4.8
Consumer Discretionary	3.6
Materials	1.9
Consumer Staples	1.8
Other Short Term Investments	5.8
Total Investments	100.0%

For the year ended December 31, 2022, JNL/Newton Equity Income Fund outperformed its primary benchmark by posting a return of 3.80% for Class A shares compared to -6.93% for the Morningstar U.S. Large-Mid Cap Broad Value Index.

Equity markets ended a rollercoaster year in negative territory amid an increasingly challenging landscape for the capital markets. The Russia Ukraine war exacerbated investors’ worries that were already high owing to decades high inflation and central bank tightening. Bond and equity markets posted losses, while commodities benefited from surging energy prices. Energy and utilities contributed the most to returns while the consumer staples sector lagged.

Both overweight positioning and effective stock selection in energy buoyed performance over the year as oil prices rose earlier in year. The Fund’s major contributors were concentrated in the sector, including, ExxonMobil Corporation, Marathon Petroleum Corporation, Hess Corporation and Devon Energy Corporation. Stock selection in utilities also benefited returns during the year, as did an overweight to electric utilities.

An underweight to defensive consumer staples was the only relative detractor from sector performance during the year, particularly true in the tobacco and food products subsectors.

The U.S. Federal Reserve (“Fed”) largely spent the second half of this year reiterating the importance of reining in inflation to more appropriate levels. In 2023, we expect the Fed to continue this steadfast commitment to raising interest rates and sustaining quantitative tightening until data shows a material deceleration in pricing pressures. Even when these inflationary pressures moderate, we believe they should remain above the trend of the last decade. More positively, the U.S. is experiencing continued robust employment trends and consumer savings appear strong, thanks to the fiscal stimulus measures of 2020 and 2021. However, the overall economic growth outlook appears increasingly challenged owing to the Fed’s aggressive tightening stance.

These near-term economic pressures are likely to usher in a phase of reduced earnings expectations. However, value stocks widely protected investors in the challenged environment of 2022, and we think value oriented companies with better relative earnings trends are well positioned to outperform the broader market as we navigate onward to 2023.

Volatile macroeconomic and market dynamics can make it difficult for investors to find returns. We believe companies with strong balance sheets and cashflow generation, trading at attractive prices compared to their future cashflow generating power, can provide compelling investment opportunities. We also believe it is important to be effectively positioned for when this period of stifled economic growth eventually abates, and cyclical companies can take advantage of a potential upswing in the market. Such cyclical companies are well represented in the value space and have historically led in market upcycles following downturns.

Looking ahead, we expect segments of the market should continue to digest the pull forward of demand brought on by the pandemic. Furthermore, we anticipate ‘old economy’ investment strength, supported by several drivers including onshoring, automation, electrical infrastructure and efforts that alleviate supply constraints. This new market regime should place a greater emphasis on profitable and sound business models as investors hunt for returns. Finally, we expect 2023 to be a market conducive to our long-standing U.S. large cap value and income philosophy of focusing on opportunities at the intersection of valuation, fundamentals, and business momentum.

As always, we are actively using pockets of near-term volatility to try to identify attractive relative opportunities. We continue to be constructive on cyclical areas of the market that provide strong relative value and robust balance sheets through uncertain times. We are selectively finding cashflow stability at attractive valuations and catalyst driven business improvement.

JNL/PIMCO Income Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-8.09%	1 Year	-7.81%
5 Year	1.16	5 Year	1.48
Since Inception	1.24	Since Inception	1.56
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Non-U.S. Government Agency ABS	28.3%
U.S. Government Agency MBS	26.8
Government Securities	17.3
Financials	7.1
Communication Services	3.9
Industrials	3.5
Utilities	2.6
Consumer Discretionary	2.1
Energy	1.4
Health Care	1.3
Real Estate	0.7
Information Technology	0.4
Rights	0.2
Consumer Staples	0.2
Materials	0.1
Warrants	-
Other Equity Interests	-
Other Short Term Investments	4.1
Securities Lending Collateral	-
Net Long (Short) Investments	100.0%

For the year ended December 31, 2022, JNL/PIMCO Income Fund outperformed its primary benchmark by posting a return of -8.09% for Class A shares compared to -13.01% for the Bloomberg U.S. Aggregate Bond Index.

The primary investment objective of the Fund is to maximize current income. Long term capital appreciation is a secondary objective. Short exposure to U.K. and Japanese duration contributed to performance as rates rose globally. Exposure to a basket of emerging market currencies also contributed to performance over the year.

U.S. duration exposure detracted from performance as rates rose. Exposure to securitized credit, including agency and non-agency mortgage-backed securities, was negative for performance as spreads widened. Exposure to high yield and investment grade corporate credit, particularly within industrials and financials detracted from performance. Positions in emerging market debt, particularly Russian debt, detracted from performance.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s duration positioning was partly facilitated through interest rate swaps, options, and futures. The Fund’s overall corporate exposure was partially obtained via credit default swaps and swaptions. The Fund’s currency positioning was partly achieved through currency forward agreements.

Geopolitics took center stage as Russia invaded Ukraine. Most assets experienced elevated volatility over the year as the conflict added stress to fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening curves. Developed market central banks set their sights on combating historic levels of inflation, prompting the U.S. Federal Reserve (“Fed”) to hike interest rates by 75 basis points in June, the first time since 1994. Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Fed hiked its policy rate aggressively to address inflationary risks. Towards the end of the year, easing developed market inflation prints prompted optimism for relatively dovish global central bank messaging, contributing to gains in global risk assets. However, with labor market data exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December and the terminal rate projection advanced to 5.1% by the end of 2023.

Derivatives had a positive impact on the Fund's performance during the year.

JNL/PIMCO Investment Grade Credit Bond Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Investment Grade Credit Bond Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-16.58%	1 Year	-16.23%
5 Year	0.23	5 Year	0.54
10 Year	1.89	10 Year	N/A
Since Inception	N/A	Since Inception	0.63
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Financials	29.2%
Government Securities	19.6
U.S. Government Agency MBS	6.2
Non-U.S. Government Agency ABS	6.0
Consumer Discretionary	5.8
Utilities	5.3
Real Estate	5.3
Industrials	4.3
Information Technology	4.3
Energy	4.2
Communication Services	3.8
Consumer Staples	2.0
Health Care	1.8
Materials	0.2
Other Short Term Investments	1.9
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/PIMCO Investment Grade Credit Bond Fund underperformed its primary benchmark by posting a return of -16.58% for Class A shares compared to -15.26% for the Bloomberg U.S. Credit Bond Index.

Tactical exposure to U.S. interest rates contributed to performance as rates rose then levelled off. Name selection within gaming also contributed. Positions in emerging market bonds, particularly in Russia, detracted from performance as sanctions were imposed. Overweights to financials and securitized credit detracted from performance over the year as spreads widened.

During the reporting year, the Fund bought and sold credit protection through credit default swaps and swaptions to manage exposure to the credit risk of the broader investment grade sector. The Fund’s overall duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps, options, and futures. The Fund traded forward foreign currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, or as part of a tactical investment strategy.

The investment objective of the Fund is to seek maximum total return, consistent with preservation of capital and prudent investment management.

Geopolitics took center stage as Russia invaded Ukraine. Most assets experienced elevated volatility over the year as the conflict added stress to fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening curves. Developed market central banks set their sights on combating historic levels of inflation, prompting the U.S. Federal Reserve (“Fed”) to hike interest rates by 75 basis points in June, the first time since 1994. Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Fed hiked its policy rate aggressively to address inflationary risks. Towards the end of the year, easing developed market inflation prints prompted optimism for relatively dovish global central bank messaging, contributing to gains in global risk assets. However, with labor market data exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December and the terminal rate projection advanced to 5.1% by the end of 2023.

Derivatives had a positive impact on the Fund's performance during the year.

JNL/PIMCO Real Return Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Real Return Fund

Average Annual Total Returns
Class A		Class I
1 Year	-11.79%	1 Year	-11.55%
5 Year	1.89	5 Year	2.20
10 Year	0.80	10 Year	1.06

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Government Securities††	83.5%
Non-U.S. Government Agency ABS	10.9
U.S. Government Agency MBS	4.7
Financials	0.8
Consumer Discretionary	-
Industrials	-
Real Estate	-
Information Technology	-
Health Care	-
Utilities	-
Other Short Term Investments	0.1
Total Investments	100.0%

††The Fund's weightings in TIPS was 83.4% of net investments

For the year ended December 31, 2022, JNL/PIMCO Real Return Fund outperformed its primary benchmark by posting a return of -11.79% for Class A shares compared to -11.85% for the Bloomberg U.S. TIPS Index.

An overweight to Eurozone and U.S. breakeven inflation (the difference between nominal and real yields) added to performance as inflation expectations in the regions increased. Tactical exposure to U.S. interest rates contributed to performance as rates rose then levelled off.

Off benchmark exposure to non-agency mortgage-backed securities detracted from performance as spreads widened. Nominal curve positioning in Eurozone interest rates detracted from performance.

Derivatives were used in the Fund and were instrumental in attaining exposures targeted to gain from anticipated market developments. The Fund heavily utilized interest rate swaps to implement inflationary views, which were positive for performance. The Fund’s U.S. interest rates, which were positive for returns, were partly facilitated through the use of interest rate swaps, options, and futures. The Fund’s overall corporate exposure, which was neutral for performance, was partially obtained via the use of credit default swaps. The Fund traded forward foreign currency contracts to hedge the currency exposure associated with the Fund’s securities and as part of a tactical investment strategy.

The investment objective of the Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Geopolitics took center stage as Russia invaded Ukraine. Most assets experienced elevated volatility over the year as the conflict added stress to fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening curves. Developed market central banks set their sights on combating historic levels of inflation, prompting the U.S. Federal Reserve (“Fed”) to hike interest rates by 75 basis points in June, the first time since 1994. Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Fed hiked its policy rate aggressively to address inflationary risks. Towards the end of the year, easing developed market inflation prints prompted optimism for relatively dovish global central bank messaging, contributing to gains in global risk assets. However, with labor market data exhibiting continued resilience, global central banks adopted more hawkish messaging than expected in December and the terminal rate projection advanced to 5.1% by the end of 2023.

Derivatives had a positive impact on the Fund's performance during the year.

JNL/PPM America Floating Rate Income Fund PPM America, Inc. FIAM LLC (Unaudited)

JNL/PPM America Floating Rate Income Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-4.65%	1 Year	-4.34%
5 Year	1.25	5 Year	1.55
10 Year	2.15	10 Year	N/A
Since Inception	N/A	Since Inception	1.66
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

FIAM LLC was added as a Sub-Adviser on September 1, 2022.

Composition as of December 31, 2022:
Consumer Discretionary	19.2%
Industrials	15.7
Information Technology	11.7
Communication Services	11.5
Health Care	10.9
Financials	7.5
Materials	6.5
Consumer Staples	5.2
Energy	2.7
Utilities	1.0
Real Estate	0.1
Other Equity Interests	-
Other Short Term Investments	8.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL/PPM America Floating Rate Income Fund posted a return of -4.65% compared to -0.60% for the S&P/LSTA Leveraged Loan Index.

The Fund consists of two strategies managed by Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others and uses its own methodology. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining the Fund assets allocated to each Sub-Adviser.

PPM America, Inc. (“PPM”)

Overweight positioning in loans rated B/B- and an allocation to high yield (“HY”) bonds detracted and drove the underperformance. An overweight to cash and underweight in CCC loans contributed positively to performance, while exchange traded fund and derivative positioning had no material impact. Within loan sectors, security selection in software and services detracted while security selection in technology hardware and equipment contributed more modestly.

The investment objective of the strategy is to seek to provide a high level of current income. We seek to add value over the long term primarily through security selection. The strategy actively invests primarily in income producing floating rate instruments and uses a credit intensive fundamental investment process. We may also invest in HY bonds and other asset classes. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

We made sector allocation changes during 2022, driven by bottom up loan selection. Materials and health care equipment and services remained the strategy’s two largest overweight sectors relative to the benchmark on December 31, 2022, and retailing moved from an overweight to a slight underweight by yearend. In terms of other underweight sectors, consumer services went from the largest underweight a year ago to an overweight at the end of 2022. Software and services and insurance were the strategy’s largest underweights relative to the benchmark at yearend. Approximately 5.91% of the strategy was comprised of HY bonds on December 31, 2022, a smaller allocation than the beginning of the year. Bonds provide opportunity to selectively add yield while managing duration.

In our opinion, the two primary risks for floating rate loans in 2023 are larger than expected defaults and a reduction in demand from collateralized loan obligations (“CLO”). Greater defaults would have a more significant impact on loan only capital structures, while loan market liquidity could be impacted by reduced CLO demand.

FIAM LLC (“Fidelity”)

Effective September 1, 2022, Fidelity was added as a Sub-Adviser to the Fund.

For the period September 1, 2022, through December 31, 2022, the Fund posted a return of -0.91% for Class A shares compared to 0.41% for the S&P/LSTA Leveraged Loan Index.

Slowing inflation raised investor hopes at the end of a turbulent year that saw steep declines across most markets and asset classes. Within this environment, high-yield bank loans gained.

Security selection in the leisure goods/activities/movies and electronics/electrical sectors contributed the most to relative performance over the period, while holdings in the business equipment & services and food products detracted from relative performance.

In leisure goods/activities/movies, the position in British cinema operator Cineworld Group PLC contributed to relative performance. In the electronics/electrical sector, the position in computer manufacturer Dell Technologies Inc. - Class C contributed to relative performance. Among individual names, the overweight position in footwear company Crocs, Inc. contributed to relative performance.

In the business equipment & service sector the overweight position in research data provider NielsenIQ detracted from relative performance. Among names in the food products sector, the overweight position in beverage manufacturer Tropicana detracted from relative performance. Among individual names, the overweight position in health care company Accelerated Health Systems, LLC detracted from relative performance.

JNL/PPM America High Yield Bond Fund PPM America, Inc. (Unaudited)

JNL/PPM America High Yield Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	-11.72%	1 Year	-11.44%
5 Year	1.26	5 Year	1.57
10 Year	3.06	10 Year	3.33

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Consumer Discretionary	17.4%
Communication Services	17.2
Energy	15.2
Financials	11.5
Industrials	9.9
Health Care	6.3
Consumer Staples	6.0
Information Technology	4.9
Materials	3.0
Utilities	1.9
Investment Companies	0.8
Real Estate	0.6
Other Equity Interests	-
Other Short Term Investments	3.8
Securities Lending Collateral	1.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL/PPM America High Yield Bond Fund underperformed its primary benchmark by posting a return of -11.72% for Class A shares compared to -11.21% for the ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index .

The investment objective of the Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to add value over the long term primarily through security and sector selection. The Fund primarily invests in high yield, high risk debt securities and related investments using a credit research intensive investment process. The Fund also may purchase positions in floating rate bank loans, equities and foreign securities. During 2022, the Fund increased exposure to healthcare and banking and reduced exposure to media and basic industry. Relative to the benchmark on December 31, 2022, the Fund’s largest overweight positions were in energy, financial services and telecommunications. For energy, we like the higher ratings mix and the outlook for commodity prices. The largest underweight positions on December 31, 2022, were in real estate, services and basic industry. The Fund modestly decreased exposure to bank loans during the year and held approximately 4.36% at yearend.

Security selection and the resulting overweight in media was the largest detractor. Security selection in leisure also detracted. Security selection and the resulting overweight to energy was the primary contributor, followed by cash holdings. The Fund holds cash to provide liquidity for new investments and to manage any outflows. Derivative positioning did not materially impact Fund performance.

The primary risks to the high yield bond market in 2023 are macro, in our opinion, led by a severe recession. We believe the U.S. high yield market is in the early stages of a “slow burn” credit cycle downgrades, distress and defaults are increasing, but at measured paces. A severe recession would likely result in much higher than expected defaults.

JNL/PPM America Total Return Fund PPM America, Inc. (Unaudited)

JNL/PPM America Total Return Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-14.08%	1 Year	-13.77%
5 Year	0.28	5 Year	0.59
10 Year	1.62	10 Year	N/A
Since Inception	N/A	Since Inception	0.71
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Government Securities	20.9%
U.S. Government Agency MBS	20.1
Financials	15.7
Non-U.S. Government Agency ABS	12.8
Energy	5.2
Utilities	5.1
Consumer Discretionary	3.8
Health Care	3.5
Communication Services	3.3
Industrials	2.9
Consumer Staples	2.3
Real Estate	1.1
Materials	0.7
Information Technology	0.6
Other Short Term Investments	1.6
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2022, JNL/PPM America Total Return Fund underperformed its primary benchmark by posting a return of -14.08% for Class A shares compared to -13.01% for the Bloomberg U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek to realize maximum total return, consistent with the preservation of capital and prudent investment management. The Fund primarily invests in a diversified portfolio of fixed income investments of U.S. and foreign issuers. The Fund invests in IG bonds across a broad range of sectors, including Treasury bonds, federal agency debt, corporate bonds, MBS and asset-backed securities (“ABS”). The Fund may also purchase high yield bonds on a tactical and strategic basis. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

An overweight to corporate bonds (both investment grade (“IG”) and high yield (“HY”)) detracted and drove the underperformance. While U.S. fixed income experienced broad declines in 2022, corporate bonds underperformed on a relative basis given both a selloff in U.S. Treasuries and spread widening. Treasury futures also detracted from performance. We typically use Treasury futures to hedge duration or to increase or decrease the Fund’s exposure to interest rates or yield curve risk. Conversely, out of index positioning in floating rate loans positively contributed to performance. Given their floating rate nature, loans outperformed bonds over the year. Positioning in mortgage-backed securities (“MBS”) also contributed.

Relative to the benchmark on December 31, 2022, the Fund held underweight positions in US Treasuries and MBS, overweight positions in investment grade corporate bonds and ABS, as well as an out-of-Index position in HY corporate bonds. Year-over-year, the Fund increased the overweight to ABS and decreased the overweight to HY. We believe the opportunity in HY is reduced as many names have been upgraded to IG and spreads have tightened.

The potential for a deep U.S. recession in 2023 is the largest risk to the Fund, in our opinion, given its overweight positioning in corporate bonds.

Derivatives had a negative impact on the Fund's performance during the year.

JNL/RAFI Fundamental U.S. Small Cap Fund Mellon Investments Corporation (Unaudited)

JNL/RAFI Fundamental U.S. Small Cap Fund

Average Annual Total Returns
Class A		Class I
1 Year	-14.02%	1 Year	-13.70%
5 Year	1.26	5 Year	1.63
10 Year	6.53	10 Year	6.84

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Industrials	18.9%
Financials	14.8
Consumer Discretionary	13.0
Information Technology	11.9
Real Estate	9.9
Health Care	8.8
Materials	7.0
Energy	5.5
Consumer Staples	4.1
Communication Services	3.0
Utilities	2.9
Securities Lending Collateral	0.2
Other Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/RAFI Fundamental U.S. Small Cap Fund underperformed its primary benchmark by posting a return of -14.02% for Class A shares compared to -13.40% for the RAFI Fundamental U.S. Small Company Index (Net).

The investment objective of the Fund is to track the performance of the RAFI Fundamental U.S. Small Company Index (Net) (“Index”).

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities of the Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not component securities but which Mellon Investments Corporation believes will help the Fund track its Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/RAFI Multi-Factor U.S. Equity Fund Mellon Investments Corporation (Unaudited)

JNL/RAFI Multi-Factor U.S. Equity Fund

Average Annual Total Returns
Class A		Class I
1 Year	-8.02%	1 Year	-7.75%
5 Year	6.64	5 Year	6.93
10 Year	9.91	10 Year	10.17

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Health Care	18.4%
Consumer Staples	15.5
Information Technology	12.5
Industrials	11.6
Consumer Discretionary	10.2
Financials	10.2
Energy	9.3
Communication Services	3.9
Materials	3.8
Real Estate	2.3
Utilities	2.2
Securities Lending Collateral	0.1
Other Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2022, JNL/RAFI Multi-Factor U.S. Equity Fund underperformed its primary benchmark by posting a return of -8.02% for Class A shares compared to -7.37% for the RAFI Multi-Factor U.S. Index.

The investment objective of the Fund is to track the performance of the RAFI Multi-Factor U.S. Index (“Index”).

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets (net securities plus the amount of any borrowings made for investment purposes) in the component securities of the Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not component securities but which Mellon Investment Corporation believes will help the Fund track its Index. The Index is designed to provide long only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/T. Rowe Price Balanced Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Balanced Fund

††45% S&P 500, 20% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 35% Bloomberg US Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-17.64%	1 Year	-17.42%
5 Year	3.56	5 Year	3.83
Since Inception	4.08	Since Inception	4.57
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

T. Rowe Price Associates, Inc. assumed portfolio management responsibility on August 13, 2018.

Composition as of December 31, 2022:
Information Technology	13.9%
Financials	13.3
Health Care	11.2
Government Securities	9.2
U.S. Government Agency MBS	8.7
Consumer Discretionary	7.9
Industrials	6.2
Communication Services	5.7
Consumer Staples	5.0
Materials	4.2
Energy	4.2
Non-U.S. Government Agency ABS	2.8
Real Estate	2.8
Utilities	2.5
Other Short Term Investments	2.2
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/T. Rowe Price Balanced Fund underperformed its primary benchmark by posting a return of -17.64% for Class A shares compared to -14.77% for the Morningstar Moderate Target Risk Index. The Fund underperformed its blended benchmark return of -15.28% for the 45% S&P 500, 20% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 35% Bloomberg US Aggregate Bond Index.

Security selection within U.S. large cap growth stocks was the leading detractor from relative results for the year. Selection within large cap value names and non U.S. equities also held back relative returns. Conversely, the inclusion of diversifying sectors had a positive impact and, in particular, diversifying exposure to real assets, though an underweight allocation early in the year offset this positive impact to some degree. Tactical allocation decisions contributed to relative returns for the year. An underweight allocation to both fixed income and equities and an overweight to cash was beneficial in a volatile investment environment. Over the course of 2022, value stocks outperformed their growth peers; consequently, an underweight allocation to U.S. large cap growth equities relative to large cap value had a positive impact on relative performance. An overweight allocation to inflation linked securities early in the year was also beneficial.

Major U.S. stock indexes fell sharply over the course of 2022. At the start of the year, fears related to persistent inflation and rising interest rates were compounded by Russia’s invasion of Ukraine in February. As the year progressed, there were growing concerns that tightening action by central banks could push economies into recession in their fight against inflation. The U.S. Federal Reserve (“Fed”) aggressively raised interest rates to curb the highest inflation in four decades. European stock markets also fell as broad economic sanctions and the Russia Ukraine conflict’s significant impact on global supply chains took their toll. In developed Asian markets, stocks in Hong Kong fell but received a boost as China began reopening towards the end of the year. Within fixed income, global markets declined as interest rates in most developed countries increased amid elevated inflation. U.S. fixed income securities fell as Fed officials raised interest rates to keep inflation under control. High yield bonds, which have less sensitivity to rising interest rates than higher quality issues, held up relatively well, even though investors were concerned about weaker corporate earnings and a possible recession. Bonds in developed markets outside the U.S. fared poorly, as interest rates in many developed countries increased amid elevated inflation, and losses to U.S. investors were exacerbated by a stronger U.S. Dollar versus many other currencies.

During 2022 the Fund held interest rate futures, index credit default swaps, and currency forwards generating gross exposure of approximately 2.0%. The estimated return impact from employing currency forwards was negligible, -15 basis points from futures, a negligible return impact from rights and a negligible return impact from swaps for the year.

Capital markets appear to have priced in a significant slowdown in global economic growth heading into 2023, although the duration and magnitude remain uncertain as the world’s major central banks continue efforts to bring inflation under control by hiking interest rates and draining liquidity from the markets. The Fed has signaled a potential shift to a more moderate pace of tightening but remains committed to taming inflation, particularly wage inflation, which it sees as a key driver of persistent inflation. Given the range of potential paths for growth and inflation, these conditions contribute to a less compelling risk reward tradeoff between stocks and bonds or cash in the near term, and we believe that a more modest allocation to equities may be prudent. Furthermore, fixed income yields, particularly for below investment grade issuers, have reached attractive levels, given what we expect to be a manageable outlook for credit downgrades and defaults. Key risks to global markets include central bank missteps, persistent inflation, the potential for a sharper slowdown in global growth, geopolitical tensions, and the need for China to strike a balance between containing the COVID-19 and economic growth. We believe these headwinds should peak and subsequently ease in the latter half of 2023 and potentially provide a more constructive environment.

JNL/T. Rowe Price Capital Appreciation Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Capital Appreciation Fund

††60% S&P 500 Index, 40% Bloomberg U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-11.95%	1 Year	-11.65%
5 Year	8.72	5 Year	9.04
Since Inception	9.45	Since Inception	9.24
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	21.6%
Health Care	17.8
Financials	13.1
Industrials	10.9
Consumer Discretionary	9.1
Government Securities	8.9
Utilities	3.5
Communication Services	3.4
Energy	1.6
Materials	1.0
Consumer Staples	0.6
Real Estate	0.2
Non-U.S. Government Agency ABS	0.1
Investment Companies	-
Other Short Term Investments	7.8
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2022, JNL/T. Rowe Price Capital Appreciation Fund outperformed its primary benchmark by posting a return of -11.95% for Class A shares compared to -18.11% for the S&P 500 Index. The Fund outperformed its blended benchmark return of -15.79% for the 60% S&P 500 Index, 40% Bloomberg U.S. Aggregate Bond Index.

The Fund’s equity holdings declined but outperformed the S&P 500 Index. The Fund’s fixed income holdings also generated negative absolute returns but significantly outperformed it’s blended benchmark. Among equity sectors, consumer discretionary contributed to relative results due to stock selection (Yum! Brands, Inc., Starbucks Corporation). Energy detracted from relative performance due to an underweight allocation.

The five largest net purchases during the year were Apple Inc., Fortive Corporation, TransUnion, NXP Semiconductors N.V. and Texas Instruments Incorporated. The five largest net sales during the year were Humana Inc., General Electric Company, Alphabet Inc., UnitedHealth Group Incorporated and Marsh & McClennan Companies, Inc.

Our equity weight decreased over the year. Our largest increase in sector weighting relative to the benchmark was in information technology, while our most significant decrease in relative weighting was in utilities. Our overall fixed income weight increased. Our positions in government debt, high yield debt, and bank loans increased while our exposure to corporate bonds decreased.

Notwithstanding the year end rally that pared earlier losses, U.S. equity markets suffered their worst decline in over a decade this calendar year. While myriad factors contributed to the global downturn, the linked pair of elevated inflation and rising interest rates were the primary culprits in the U.S. Even as the rate of inflation appeared to recede and the U.S. Federal Reserve began to moderate the pace of its rate hikes, markets pulled back on speculation of a seemingly inevitable tightening induced recession. And a recession remains a realistic outcome, although we believe this scenario would produce an unusual environment as pockets of the market are already at trough levels. At current levels, we have a more constructive outlook for markets, particularly over the intermediate term where recent dislocation has crated pockets of opportunity for long term investors. As a result, the Fund is positioned with a moderate overweight to equities.

During 2022, the Fund held equity options and currency forwards generating gross exposure of approximately 1.2%. During the year ending December 31, 2022, the covered call strategy represented, on average, 6.94% of the overall Fund and generated a return of approximately -18.00%. The covered call strategy's estimated contribution to the Fund’s total return was -1.60%. The estimated return impact from employing options was 101 basis points for the year.

JNL/T. Rowe Price Established Growth Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Established Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-38.83%	1 Year	-38.63%
5 Year	4.41	5 Year	4.72
10 Year	10.87	10 Year	11.15

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Information Technology	48.2%
Consumer Discretionary	17.7
Health Care	14.2
Communication Services	11.2
Industrials	3.3
Consumer Staples	0.6
Other Short Term Investments	4.8
Total Investments	100.0%

For the year ended December 31, 2022, JNL/T. Rowe Price Established Growth Fund underperformed its primary benchmark by posting a return of -38.83% for Class A shares compared to -31.71% for the Morningstar U.S. Large-Mid Cap Broad Growth Index.

Overall, stock selection drove relative underperformance, but sector allocation also weighed on returns. Within the Fund, communication services detracted from relative results as unfavorable stock selection drove relative sector weakness (SEA Ltd., Snap Inc.). Consumer discretionary also hurt relative performance due to adverse stock choices and an overweight exposure (Rivian Automotive, Inc.). Conversely, security choices and an overweight position in health care assisted relative returns (Cigna Corporation, UnitedHealth Group Incorporated).

The five largest purchases during the year were UnitedHealth Group Incorporated, Rivian Automotive, Inc., NVIDIA Corporation, Apple Inc. and Atlassian Corporation. The five largest sales during the period were Meta Platforms, Inc., Amazon.com, Inc., Alphabet Inc., Tesla Inc. and Stryker Corporation.

At the sector level, the largest increases in absolute weighting during the year were in information technology and health care. The most significant decreases were in communication services and consumer discretionary. Our sector weightings are residual of our bottom up stock selection process and typically reflect where the Fund manager is finding compelling growth opportunities at the individual company level rather than through a broader thematic approach.

Signs of cooling inflation are a welcomed sight, but labor markets remain tight, likely forcing the U.S. Federal Reserve (“Fed”) to maintain a “higher for longer” posture. We expect continued volatility in 2023 as the effects of Fed actions take hold and they assess their course of action; however, with many of our companies already having taken their medicine in the form of earnings revisions and an eventual unwinding of economic tightening to come, the worst is likely behind us with better days ahead for growth stocks.

Finally, although permitted in accordance with Fund guidelines, derivative instruments are not used in the Fund.

JNL/T. Rowe Price Mid-Cap Growth Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Mid-Cap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	-22.07%	1 Year	-21.83%
5 Year	6.87	5 Year	7.19
10 Year	11.68	10 Year	11.96

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Health Care	25.1%
Information Technology	21.9
Industrials	16.2
Consumer Discretionary	13.2
Financials	6.5
Materials	5.5
Communication Services	2.7
Energy	2.6
Consumer Staples	2.4
Other Short Term Investments	3.9
Total Investments	100.0%

For the year ended December 31, 2022, JNL/T. Rowe Price Mid-Cap Growth Fund outperformed its primary benchmark by posting a return of -22.07% for Class A shares compared to -25.83% for the Morningstar U.S. Mid Cap Broad Growth Index.

Stock selection was responsible for excess returns at the overall level. Stock selection in consumer discretionary contributed to relative results. Shares of Dollar General Corporation were lifted by accelerating inflation. The company issued favorable full year guidance given the expectation of a renewed focus on discounted goods. We believe the company’s innovative management team offers a strong value proposition of low prices and convenience and could vastly increase its store base over the long term. Shares of O’Reilly Automotive, Inc. advanced on solid results reflecting the company’s pricing power. Demand remained strong despite inflationary pressures as investing in an existing vehicle is relatively more affordable than purchasing a new or used automobile.

An underweight in communication services added value. Stock selection within the sector was also positive. Shares of Liberty Media Corporation - Liberty Formula One, which controls the exclusive commercialization of the immensely popular Formula One motorsport races, declined but outpaced peers in a very challenging year for communication services. Liberty Media Corporation controls a rare asset with high barriers to entry and strong free cash flow generation, and we believe there is room for significant improvement in monetization under an experienced Liberty Media Corporation management team.

Stock choices in industrials and business services also aide performance. Textron Inc. is an industrial conglomerate and the manufacturer of Bell helicopters, Cessna business jets, and other specialized vehicles. Shares pulled back, but outperformed competitors in a challenging environment. Textron Inc. has a strong balance sheet, leverage to U.S. military upgrade cycles, and an updated line of business jets. Near the end of the year, the company won a significant contract with the U.S. Army.

An underweight in energy, the top performing sector, detracted. Shares in Pioneer Natural Resources Company, a U.S. based exploration and production company that owns high quality, contiguous acreage in the Permian Basin, advanced but trailed the broader sector.

Stock selection in materials weighed on performance. Shares of Ball Corporation, the leading global manufacturer of aluminum packaging products, declined on weaker results and lowered 2022 guidance due to numerous headwinds including inflationary pressures, a severe recession in Brazil, and the closure of its Russia based business.

Top purchases for the year were Synopsys, Inc., Pioneer Natural Resources Company, The Trade Desk, Inc., Cheniere Energy, Inc. and Fair Isaac Corporation. Top sales for the year were Entegris, Inc., Catalent, Inc., Terminix Global Holdings, Inc., Citrix Systems Inc. and Ceridian HCM Holding Inc.

The Fund does not typically use derivative securities in the management of the strategy. Current market conditions do not expose the Fund to a particular or significant risk, in our view. During the year ended December 31, 2022, the Fund did not hold derivatives.

JNL/T. Rowe Price Short-Term Bond Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Short-Term Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	-4.65%	1 Year	-4.29%
5 Year	0.77	5 Year	1.08
10 Year	0.72	10 Year	0.99

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Non-U.S. Government Agency ABS	26.2%
Government Securities	21.5
Financials	17.0
U.S. Government Agency MBS	4.8
Consumer Discretionary	4.5
Health Care	4.0
Energy	3.7
Utilities	3.2
Information Technology	3.1
Communication Services	2.9
Materials	2.5
Consumer Staples	2.2
Industrials	2.1
Real Estate	1.8
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL/T. Rowe Price Short-Term Bond Fund underperformed its primary benchmark by posting a return of -4.65% for Class A shares compared to -3.69% for the Bloomberg 1-3 Year Government/Credit Index.

Sector allocation was the predominant detractor from the Fund’s relative performance. Out of benchmark allocations to securitized sectors, including asset-backed securities, commercial mortgage-backed securities, and residential mortgage-backed securities (“RMBS”), hindered relative results amid interest rate volatility and periods of heavy new issuance. The Fund’s allocation to RMBS was a prominent detractor, as the interest rate sensitive sector was dragged lower by concerns about the ramifications of tighter U.S. Federal Reserve (“Fed”) policy, rising rates, and declining housing affordability. Conversely, an overweight to investment grade corporate bonds and a corresponding underweight to U.S. Treasuries helped relative performance as limited new supply, some encouraging corporate earnings reports, and more constructive risk sentiment fueled a late period rally among corporate bonds. Security selection within investment grade corporate bonds was also beneficial. Regarding yield curve positioning, modest underweights in the front end of the yield curve and a slight overweight in the intermediate portion aided relative results as the yield curve flattened, and, in certain portions of the yield curve, inverted.

As of December 31, 2022, the Fund held interest rate futures generating gross exposure of approximately 22.2% The estimated return impact from employing futures was -43 basis points for the year.

While there are signs that inflationary pressures have peaked, the outlook remains uncertain amid continued monetary policy tightening, mounting downside growth risks, and elevated volatility in risk assets. We believe the path of monetary tightening will be more important to focus on than the destination as the Fed continues to tighten policy despite slowing growth. With the range of economic outcomes now wider due to the speed at which the Fed has tightened monetary policy, we will continue to monitor the distribution of risks over the next year. Using the breadth and depth of our global research platform, we will look to selectively add to high conviction positions as volatility creates attractive entry points.

JNL/T. Rowe Price U.S. High Yield Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price U.S. High Yield Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-14.81%	1 Year	-14.56%
5 Year	-0.07	5 Year	0.22
Since Inception	1.45	Since Inception	0.30
‡Inception date April 25, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

T. Rowe Price Associates, Inc. assumed portfolio management responsibility on April 27, 2020.

Composition as of December 31, 2022:
Consumer Discretionary	21.3%
Energy	14.5
Communication Services	13.8
Financials	12.3
Industrials	10.7
Materials	5.7
Consumer Staples	5.4
Health Care	4.0
Information Technology	3.8
Real Estate	2.1
Utilities	1.5
Warrants	-
Other Short Term Investments	2.8
Securities Lending Collateral	2.1
Total Investments	100.0%

For the year ended December 31, 2022, JNL/T. Rowe Price U.S. High Yield Fund underperformed its primary benchmark by posting a return of -14.81% for Class A shares compared to -11.21% for the ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index ..

The Fund’s weakest industry results were in media, basic industry, and automotive. Our overweight allocation to bonds rated CCC, coupled with security selection within the rating tier, also detracted from relative performance as strained liquidity and risk off sentiment weighed on CCC rated bonds, particularly in the second quarter and the back half of the year. The Fund’s top relative performance contributors on an industry basis were energy, retail, and financial services. An out of benchmark allocation to leveraged loans, which we selectively and opportunistically allocate to give their relatively attractive yields and limited duration, was another contributor to relative performance as the asset class significantly outperformed high yield bonds amid rising rates.

We upgraded the credit quality of the fund during the year, largely by reducing our underweight to the BB ratings after BBs underperformed early in the year alongside an upward move in rates. We capitalized on this underperformance by investing in what we believe are good companies at attractive dollar prices, which has also worked to position the Fund more defensively. We increased our allocation to BBs from approximately 10% of the Fund's net assets at the start of the year to around 23% by year end, and we will likely continue to increase this allocation given our view that we are likely past peak Treasury rates. In addition, we decreased our allocation to B and CCC rated bonds over the year as part of our overall credit quality upgrade exercise. We are balancing this overall quality upgrade with what we view to be a potentially strong technical backdrop for CCCs that could play out in 2023, as a supply/demand imbalance should benefit cash bonds and lower rated bonds in particular. Within CCC ratings, we tend to tilt our positioning to the higher quality portion of the market and/or to issuers that we believe are mis-rated. As such, the names we do hold have been heavily researched and generally offer long maturity runways and healthy liquidity in our view.

Despite the year to date selloff and the increasing likelihood of a recession, we maintain a constructive outlook for high yield bonds. Spreads remain close to their historical averages, while defaults remain well below their long term averages as many companies have refinanced their debt and extended their maturity walls. While default rates may continue to tick somewhat higher from here due to slower economic growth and continued monetary tightening, we expect they will end 2023 in line with historical averages but fall short of recessionary averages, as the overall credit quality of the high yield index has improved in recent years and maturity walls have been extended to 2025 and 2026. In addition, technical conditions appear favorable as net supply has shrunk, which has created a supply/demand imbalance for cash bonds, particularly in the lower credit quality tiers in our market.

We believe we have seen peak inflation and Treasury rates but acknowledge that macro risks remain. Given continued risks around the potential and likelihood of a recession, we continue to stress test credits for resiliency in such an environment, and we have upgraded the overall credit quality of our Fund since the start of the year.

Historical periods of negative performance for the asset class have typically been followed by periods of outsized returns, and we believe there is considerable opportunity for future capital appreciation currently built into our market. Additionally, as rates rose materially in 2022, the yield profile on high yield bonds is attractive, and prospects for income have improved. Credit selection remains the cornerstone of our process and Fund construction, and we expect it will be the primary driver of alpha in the year ahead, as it has been for us over the long term.

JNL/T. Rowe Price Value Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-11.51%	1 Year	-11.27%
5 Year	7.59	5 Year	7.91
10 Year	11.20	10 Year	11.48

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Financials	21.8%
Health Care	20.4
Industrials	11.0
Consumer Staples	10.7
Information Technology	8.5
Utilities	6.8
Energy	5.9
Consumer Discretionary	5.4
Communication Services	4.4
Materials	2.0
Real Estate	1.8
Other Short Term Investments	1.3
Total Investments	100.0%

For the year ended December 31, 2022, JNL/T. Rowe Price Value Fund underperformed its primary benchmark by posting a return of -11.51% for Class A shares compared to -6.93% for the Morningstar U.S. Large-Mid Cap Broad Value Index.

Energy was the primary detractor from relative performance due to an underweight allocation. Materials hindered relative returns due to stock choices (Nutrien LTD). Health care weighed on relative results due to security selection (Merck & Co., Inc.), but our overweight to the sector tempered losses. Financials was the leading contributor to relative results due to our stock holdings (Chubb Limited). Consumer discretionary supported relative performance due to stock selection (Dollar General Corporation).

The five largest purchases during the year were JPMorgan Chase & CO., Johnson & Johnson, Philip Morris International Inc., Exxon Mobil Corporation and Becton, Dickinson & Company. The five largest sales during the year were Microsoft Corporation, Alphabet Inc., American International Group, Inc., The Charles Schwab Corporation and Danaher Corporation.

At the sector level, the most significant decrease in weighting relative to the benchmark was in materials. The largest increase in relative weighting was in consumer staples. Our sector weightings are residual of our bottom up stock selection process and typically reflect where the Fund manager is finding compelling valuation opportunities at the individual company level rather than through a broader thematic approach.

We remain cautious on the direction of the economy and believe there is a considerable likelihood of the U.S. Federal Reserve causing an economic slowdown or recession. While goods inflation seems to be peaking, services inflation remains high and will be challenging to tame due to structural imbalances in the labor market. While the market multiple has contracted during 2022, we see elevated risk in earnings estimates, which have yet to reflect a likely recession in 2023. As a result, we believe equity markets will remain choppy throughout the year, as expectations adjust to a slowing economy with tighter financial conditions. We believe a cautious stance remains appropriate, so we are looking to further emphasize company level fundamentals and quality while being positioned for a variety of market environments. We believe we will have ample opportunities to increase the risk we are taking on in the Fund, as valuations become more favorable. Overall, our focus continues to be on finding high quality companies that have attractive fundamentals and valuations. We believe this balanced approach should lead to a Fund that has the potential to serve our clients well.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/WCM China Quality Growth Fund WCM Investment Management (Unaudited)

JNL/WCM China Quality Growth Fund

Total Return
Class A‡		Class I†
Since Inception	4.10%	Since Inception	4.20%
‡Inception date April 25, 2022
†Inception date April 25, 2022

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Consumer Discretionary	17.9%
Industrials	14.2
Consumer Staples	14.1
Financials	12.5
Information Technology	10.9
Health Care	7.6
Communication Services	6.9
Materials	4.5
Real Estate	3.8
Other Short Term Investments	7.6
Total Investments	100.0%

For the period April 25, 2022 through December 31, 2022, JNL/WCM China Quality Growth Fund outperformed its primary benchmark by posting a return of 4.10% for Class A shares compared to -0.68% for the Morningstar China Index (Net).

Attribution analysis reveals that the majority of the Fund’s outperformance can be attributed to sector allocation.

From a sector allocation perspective, consumer staples (overweight) was the largest positive contributor to our relative performance, followed by industrials (overweight) and consumer discretionary (underweight). On the other hand, financials (underweight) detracted from our relative performance, as did energy (no weight) and information technology (“IT”) (overweight).

Looking at stock selection, financials (AIA Group Limited, Hong Kong Exchanges & Clearing Limited., Ping An Insurance (Group) Co of China, Ltd.) was the best performing sector relative to the benchmark, followed by industrials (Beijing United Information Technology Co., Ltd., Zhejiang Sanhua Intelligent Controls Co., Ltd., ZTO Express (Cayman), Inc.) and real estate (no exposure). Alternatively, health care (WuXi AppTec Co., Ltd., Wuxi Biologics Cayman Inc., Asymchem Laboratories (Tianjin) Co., Ltd) was the worst performing sector relative to the benchmark, followed by consumer discretionary (Shenzhou International Group Holdings Limited, Huali Industrial Group Co. Ltd., Changzhou Xingyu Automotive Lighting Systems Co., Ltd) and IT (Silergy Corp., Sangfor Technologies, Inc., Kingdee International Software Group Company Limited).

JNL/WCM Focused International Equity Fund WCM Investment Management (Unaudited)

JNL/WCM Focused International Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-28.69%	1 Year	-28.50%
5 Year	6.59	5 Year	6.90
Since Inception	7.74	Since Inception	7.48
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Health Care	24.9%
Industrials	20.3
Information Technology	20.2
Consumer Discretionary	13.1
Financials	8.9
Consumer Staples	5.3
Materials	5.0
Other Short Term Investments	2.3
Total Investments	100.0%

For the year ended December 31, 2022, JNL/WCM Focused International Equity Fund underperformed its primary benchmark by posting a return of -28.69% for Class A shares compared to -15.32% for the Morningstar Global ex-US Target Market Exposure Index (Net).

Attribution analysis reveals that the majority of the Fund’s underperformance can be attributed to stock selection.

From a sector allocation perspective, communication services (no weight) was the largest positive contributor to our relative performance, followed by health care (overweight) and real estate (no weight). On the other hand, information technology (“IT”) (overweight) detracted from our relative performance, as did energy (no weight) and financials (underweight).

Looking at stock selection, financials (Aon Public Limited Company) was the best performing sector relative to the benchmark. Alternatively, IT (Atlassian Corporation, Shopify, Inc., EPAM Systems, Inc.) was the worst performing sector relative to the benchmark, followed by health care (Lonza Group AG, ICON Public Limited Company, Wuxi Biologics Cayman Inc.) and materials (Sika AG, Linde Public Limited Company).

From a region allocation perspective, Asia (underweight) was the largest positive contributor to our relative performance, followed by Pacific (overweight) and East Europe (no weight). On the other hand, South America (no weight) detracted from our relative performance, as did North America (overweight) and Middle East (no weight).

Looking at stock selection, there were no positive performing regions relative to the benchmark. On the flipside, West Europe (Sika AG, ASML Holding N.V., Accenture Public Limited Company) was the worst performing region relative to the benchmark, followed by North America (Shopify, Inc., EPAM Systems, Inc., Lululemon Athletica Canada Inc.) and Asia (Lasertec Co., Ltd., Shenzhou International Group Holdings Limited, Keyence Corporation).

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/Westchester Capital Event Driven Fund Westchester Capital Management, LLC (Unaudited)

JNL/Westchester Capital Event Driven Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-3.29%	1 Year	-3.04%
5 Year	4.44	5 Year	4.75
Since Inception	3.23	Since Inception	4.74
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Financials	31.4%
Communication Services	12.3
Industrials	10.2
Health Care	10.0
Consumer Discretionary	6.7
Information Technology	6.6
Other Equity Interests	3.8
Consumer Staples	3.7
Real Estate	3.3
Materials	3.0
Energy	2.7
Investment Companies	0.7
Utilities	0.3
Rights	0.3
Warrants	-
Government Securities	(0.5)
Other Short Term Investments	5.5
Net Long (Short) Investments	100.0%

For the year ended December 31, 2022, JNL/Westchester Capital Event Driven Fund underperformed its primary benchmark by posting a return of -3.29% for Class A shares compared to -2.96% for the Wilshire Liquid Alternative Event Driven Index.

The level of merger and acquisition (“M&A”) activity decreased during the second half of 2022 compared to the record setting levels of 2021 and still lofty levels of the first half. Aggressive interest rate hikes to fight inflation, a punishing market selloff, and a looming recession contributed to pro forma uncertainty for combined corporate entities. While activity declined, it remained robust, given the need for companies to find growth avenues, even in a weak economic environment. For the full year global M&A activity totaled $3.65 trillion. Even with macroeconomic headwinds, 39 deals worth over $10 billion were announced in 2022.

We remain comfortable that transaction activity will remain at historically elevated levels. We continue to see asset aggregation by acquirers seeking to grow through acquisition to grow top lines or even to increase market share and realize synergies. In the first two weeks of December alone, dealmakers inked nearly $70 billion of M&A: biotech giant Amgen Inc. announced on December 12, 2022 that it would buy Horizon Therapeutics Public Limited Company for $28 billion. Thoma Bravo announced a takeover of business-spend management platform Coupa Software Inc. for $8 billion in enterprise, Novozymes A/S said it would acquire fellow enzyme maker Chr. Hansen Holding A/S for about $12 billion in the biggest ever deal involving two Danish companies, to name a few.

While macro factors influence the Fund, our investment returns are primarily driven by outcomes of corporate events, with the goal of providing performance that is lightly correlated with equity and fixed income indices in all market environments. Although we are disappointed not to have provided a positive return for the year due to several surprise deal terminations and regulatory scares, we have preserved capital during this treacherous market environment. The top contributors were Xilinx Inc./Advanced Micro Devices Inc., Twitter Inc. and Bayer AG. During the year, the most significant losers were Rogers Corporation/DuPont de Nemours, Inc., WeWork Inc. and Heritage Power term loans. We ended the year approximately 125% invested.

Despite economic headwinds, M&A prospects remain promising. Transaction drivers underpinning M&A in recent years – such as digital transformation, supply chain disruption, strategy optimization, and ESG considerations – will remain influential in 2023. Moreover, for corporate buyers with a clear strategic agenda, M&A tends to be less cyclical. Now that valuations have become more affordable, strategic buyers should be able to take advantage of lower prices and lower multiple targets opportunistically. Among S&P 500 constituents, there is $1.7 trillion in cash and short term investments sitting on corporate balance sheets, according to Prequin. Similarly, private equity firms hold a record $2.5 trillion in “dry powder” globally ($1.2 trillion in North America alone) available for deal making. With commitment deployment pressure mounting, private equity and leveraged buyout firms will likely continue their own stream of acquisitions in 2023.

Additionally, activist campaigns are also expected to remain at high levels as they increase their focus on operational efficiency, fund optimization, and capital allocation. As such, we expect to see an increase in corporate separations and divestitures as the recent spike in the cost of capital incentivizes them to reevaluate their portfolios. We expect to see the spinoff pipeline increase compared to 2022, with an estimated 25 “mega-cap” breakups and asset sales scheduled to close in 2023, according to Citigroup.

The reference to derivatives refers to listed options such as calls and puts. We use derivatives to either hedge idiosyncratic exposure of individual long positions or arbitrage situations or to reduce market exposure of such positions via options on highly correlated indices or sector exchange traded funds (“ETFs”). We do not typically sell naked short options, nor do we speculate via long options. Hence, the positions generally reflect long equity positions with options written against them via long puts on the underlying or a highly correlated index/ETF.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Western Asset Global Multi-Sector Bond Fund Western Asset Management Company (Unaudited)

JNL/Western Asset Global Multi-Sector Bond Fund

¹Effective April 25, 2022, the Fund changed its primary benchmark from the Bloomberg Multiverse Bond Index to the Bloomberg Global Aggregate Index (Unhedged) to reflect the Fund's strategy change.

††50% Bloomberg Global Aggregate Index (Unhedged), 25% JPMorgan Emerging Markets Bond Index Plus, 25% Bloomberg U.S. High Yield 2% Issuer Cap Index

Average Annual Total Returns
Class A		Class I
1 Year	-5.72%	1 Year	-5.50%
5 Year	-3.06	5 Year	-2.78
10 Year	-0.95	10 Year	-0.70

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Western Asset Management Company assumed portfolio management responsibility on April 25, 2022.

Composition as of December 31, 2022:
Government Securities	27.9%
Financials	13.2
Energy	11.8
Communication Services	9.6
Consumer Discretionary	8.8
Industrials	7.1
Materials	7.1
Health Care	3.9
Consumer Staples	3.8
Non-U.S. Government Agency ABS	1.9
Utilities	1.6
U.S. Government Agency MBS	0.8
Real Estate	0.6
Information Technology	0.3
Other Short Term Investments	1.4
Securities Lending Collateral	0.2
Total Investments	100.0%

Effective April 25, 2022, JNL/Franklin Templeton Global Multisector Bond Fund’s name was changed to JNL/Western Asset Global Multi-Sector Bond Fund. For the year ended December 31, 2022, JNL/Western Asset Global Multi-Sector Bond Fund outperformed its primary benchmark by posting a return of -5.72% for Class A shares compared to -16.25% for the Bloomberg Global Aggregate Index (Unhedged). Effective April 25, 2022, the Bloomberg Multiverse Bond Index was replaced as the Fund's primary benchmark. The Fund outperformed that benchmark, which posted a return of -16.01%. The Fund outperformed its blended benchmark return of -17.07% for the 50% Bloomberg Global Aggregate Index (Unhedged), 25% JPMorgan Emerging Markets Bond Index Plus, 25% Bloomberg U.S. High Yield 2% Issuer Cap Index.

For the period January 1, 2022 through April 24, 2022, the Fund was Sub-Advised by Franklin Advisers, Inc. During the period, the Fund posted a return of -2.13% for Class A shares compared to -10.27% for the Bloomberg Global Aggregate Index.

The Fund’s outperformance was primarily due to interest-rate strategies, overall credit exposures and currency positions. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Its lack of duration exposure in the Euro area contributed to relative performance, as did underweighted duration exposures in the United States, the United Kingdom, Canada and Japan. Overweighted duration exposure in Argentina also contributed to relative results. Underweighted exposures to investment-grade corporate bonds and investment-grade sovereign credits contributed to relative return. Overweighted positions in the Brazilian Real and Chilean Peso contributed to relative performance, as did the Fund’s underweighted exposure to the Euro. Its underweighted position in the Japanese Yen against the U.S. Dollar (“USD”) also contributed to relative results, as did overweighted positions in the Canadian Dollar and Norwegian Krone against the Euro. However, overweighted positions in the Russian Ruble, Ghanaian Cedi and South Korean Won detracted from relative performance. The strategy uses derivatives, including interest-rate swaps and currency forwards.

Sovereign bond yields continued to rise across much of the world and inflation remained at multi-decade highs in multiple regions during the period and continued to trend higher in several countries as energy prices and other underlying price pressures persisted. The USD saw mixed trends during the first quarter but finished April having broadly strengthened against developed market and emerging market currencies. USD-denominated sovereign credit sectors broadly saw negative returns through the end of April on rising rate pressures and spread widening.

Effective April 25, 2022, Western Asset Management Company assumed management responsibility for the Fund. For the period April 25, 2022, through December 31, 2022, the Fund posted a return of -3.67% for Class A shares compared to -6.49% for the Bloomberg Global Aggregate Index.

U.S. interest rate risk was the largest detractor from performance as a result of rate exposures via U.S. Treasuries and non-government sectors including investment grade credit and high yield plus emerging market bonds. This was partially offset by income and exposure to USD denominated bank loans. Exposure to select local emerging market government bonds detracted as central banks increased interest rates, causing local yields to rise. This included local currency government bonds from South Africa, Indonesia and Poland. Overall FX positioning was a detractor from performance mainly due to exposure to emerging market currencies including the Polish Zloty, Indonesian Rupiah and the South African Rand which weakened versus U.S. Dollar over the period. The Fund used some derivative instruments to implement its positioning – namely Eurodollar futures, U.S. and Australian government bonds futures. U.S. government bond futures were used to manage duration/curve positioning and contributed to returns. Currency forwards and options were utilized to manage currency positioning and risk, which had mixed results.

Derivatives had a negative impact on the Fund's performance during the year.

JNL/William Blair International Leaders Fund William Blair Investment Management (Unaudited)

JNL/William Blair International Leaders Fund

Average Annual Total Returns
Class A		Class I
1 Year	-25.10%	1 Year	-24.82%
5 Year	-0.30	5 Year	0.01
10 Year	3.43	10 Year	3.69

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

William Blair Investment Management assumed portfolio management responsibility on April 25, 2022

Composition as of December 31, 2022:
Industrials	24.3%
Information Technology	16.3
Health Care	15.1
Financials	14.5
Consumer Discretionary	13.3
Energy	8.4
Materials	3.6
Consumer Staples	3.2
Real Estate	0.7
Other Short Term Investments	0.6
Total Investments	100.0%

Effective April 25, 2022, JNL/Invesco International Growth Fund’s name was changed to JNL/William Blair International Leaders Fund.

For the year ended December 31, 2022, JNL/William Blair International Leaders Fund underperformed its primary benchmark by posting a return of -25.10% for Class A shares compared to -15.32% for the Morningstar Global ex-US Target Market Exposure Index (Net).

For the period January 1, 2022 through April 24, 2022, the Fund was Sub-Advised by Invesco Advisers, Inc. During the period, the Fund posted a return of -16.12% for Class A shares compared to -9.49% for the Morningstar Global ex-US Target Market Exposure Index.

Global equity markets declined in the first quarter amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008. Developed equity markets declined for the quarter, with value stocks outperforming growth stocks. Emerging market equities also declined, particularly China’s equity markets, which suffered from a COVID-19 Omicron outbreak and resulting lockdowns, as well as broader geopolitical concerns. In this environment, developed equity markets outperformed emerging market equities for the quarter.

The Fund’s information technology (“IT”) holdings outperformed those of the benchmark, adding to relative return. An underweight in IT was also advantageous. Not owning select index stocks, including Canada-based Shopify, added to relative results. Stock selection and an overweight in financials added to relative results. Brazil-based B3 and Singapore-based United Overseas Bank were among the leading contributors. Geographically, stock selection in Brazil, China and Germany added to relative results. An overweight in Brazil, having no exposure in Russia and an underweight in Germany were also advantageous.

Conversely, the Fund’s industrials holdings underperformed those of the benchmark, detracting from relative return. Sweden-based Sandvik and Husqvarna detracted from relative performance. Stock selection in materials detracted from relative results. Ireland-based CRH was a notable detractor. No exposure to utilities and energy hampered relative results as well. Geographically, stock selection in Japan, Sweden, Canada and Ireland detracted from relative return. An overweight in Ireland and Sweden negatively affected relative results as well.

Effective April 25, 2022, William Blair Investment Management assumed management responsibility for the Fund. For the period April 25, 2022, through December 31, 2022, the Fund posted a return of -10.70% for Class A shares compared to -6.45% for the Morningstar Global ex-US Target Market Exposure Index.

The Fund is a focused portfolio of leading companies, seeking long term capital appreciation by investing in foreign companies with above average returns on equity, strong balance sheets and consistent, above average earnings growth.

Underperformance during the period was highly correlated to inflationary pressures and increasing interest rates, which has led to significant multiple contraction for growth companies in particular. Quality didn’t help to offset the underperformance during the first half of the year amid the largely indiscriminate selloff in high growth, high multiple stocks. In the third quarter, the market started to reflect a slowdown in economic growth. Quality companies tend to outperform during economic slowdowns, and this time was no exception. However, the performance of low valuation stocks reaccelerated in November as equity markets rallied behind a more dovish outlook for U.S. Federal Reserve rate hikes and loosened COVID‐19 restrictions in China, weighing on relative performance during the fourth quarter.

Looking forward, we believe there should be opportunities for growth equities from numerous sources. Marginal changes to growth rates, in both directions, will likely drive investment performance. Companies with superior capital allocation strategies should prove to be attractive. We believe the delivery of cash flows will likely be favored over promise of growth. Quality, cash flows, and predictability will be favored. “Old economy cyclicals” that were left for dead (commodities, financials) may continue their resurrection.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/WMC Balanced Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Balanced Fund

††65% S&P 500 Index, 35% Bloomberg U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I
1 Year	-13.95%	1 Year	-13.69%
5 Year	5.35	5 Year	5.67
10 Year	7.71	10 Year	7.98

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Government Securities	13.0%
Information Technology	12.7
Health Care	11.7
Financials	10.8
U.S. Government Agency MBS	9.8
Consumer Discretionary	7.8
Industrials	6.6
Consumer Staples	4.9
Energy	4.3
Communication Services	4.0
Utilities	3.8
Materials	1.9
Real Estate	1.2
Non-U.S. Government Agency ABS	1.1
Other Short Term Investments	6.0
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2022, JNL/WMC Balanced Fund outperformed its primary benchmark by posting a return of -13.95% for Class A shares compared to -18.11% for the S&P 500 Index. The Fund outperformed its blended benchmark return of -16.06% for the 65% S&P 500 Index, 35% Bloomberg U.S. Aggregate Bond Index.

Security selection was the primary driver of relative performance over the year. Security selection within consumer discretionary, information technology (“IT”), and utilities were the top contributors while weaker selection within energy, communication services, and consumer staples partially offset those effects. Sector allocation also added to relative returns. Our underweight exposure to IT and communication services as well as our overweight to health care were top contributors. In contrast, our underweight exposures to materials detracted from results.

Top contributors to relative performance within the Fund included not owning Tesla Inc. (consumer discretionary), an out of benchmark position in Shell PLC (energy), and an overweight position to The Progressive Corporation (financials). Top detractors within the Fund included an overweight position to Meta Platforms, Inc. (communication services), and not owning Exxon Mobil Corporation, (energy) and Chevron Corporation (energy).

We monitor the macro environment closely and continue to direct significant research efforts to company specific analysis where we believe our most differentiated insights are likely to lie. Our focus remains on companies that can deliver resilient results across economic and market environments and stock prices that trade at moderate valuations.

Over the course of the year, we initiated new positions in ConocoPhilips (energy), Honeywell International Inc. (industrials), Glencore PLC (materials) and 15 other businesses. ConocoPhilips is a low cost producer of oil and gas globally. We prefer ConocoPhillips over Total because of its U.S. domicile where the risk of windfall tax and/or disruption around the Russia Ukraine war is lower. Honeywell International Inc. is a well-managed industrial conglomerate with concentrations in aerospace and building controls. We believe their long term growth prospects are not fully reflected in today’s valuation. Glencore PLC is a low cost producer of a range of metals, many of which will be necessary in the global energy transition away from combustible engine vehicles. We believe the supply side of metals production will remain constrained, causing sustainably high metals prices.

The fixed income sleeve posted negative total returns and underperformed the Bloomberg U.S. Aggregate Bond Index. Security selection within investment grade corporate credit was the primary detractor from relative returns. Selection within industrials (technology issuers) and financials (banking issuers) had a negative impact on relative returns while an overweight to utilities had a positive impact. In non-corporate credit, an overweight to and security selection within taxable municipals detracted. An underweight to and security selection within agency mortgage-backed securities (“MBS”) contributed to relative returns. Within securitized sectors, overweights to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”), as well as an out of benchmark allocation to non-agency MBS detracted from relative performance. The Fund’s duration and yield curve positioning had a negative impact on relative performance.

We maintain a modestly defensive stance in the fixed income sleeve as market volatility has remained elevated due to sustained inflation pressures, the U.S. Federal Reserve engaging in an aggressive tightening agenda, continued COVID-19 impacts, and ongoing geopolitical risks. Investment grade credit fundamentals are strong but have likely peaked. We believe the evolving macroeconomic landscape will result in more fundamental and performance dispersion which should create better security selection opportunities. The fixed income sleeve is currently neutral duration relative to the benchmark and maintains an underweight position in investment grade credit. Within securitized, we continue to hold exposure to non-agency MBS and moderate overweights to agency MBS, CMBS, and ABS.

The fixed income sleeve made modest use of bond futures and credit index derivatives for hedging purposes; these instruments did not have a meaningful impact on performance.

JNL/WMC Equity Income Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Equity Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	0.50%	1 Year	0.81%
5 Year	8.44	5 Year	8.76
Since Inception	9.33	Since Inception	9.68
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Wellington Management Company, LLP assumed portfolio management responsibility on April 26, 2021.

Composition as of December 31, 2022:
Health Care	18.7%
Financials	17.0
Consumer Staples	11.2
Information Technology	10.4
Industrials	9.9
Energy	9.4
Utilities	8.2
Consumer Discretionary	5.9
Materials	4.2
Real Estate	2.2
Communication Services	1.5
Other Short Term Investments	1.2
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2022, JNL/WMC Equity Income Fund outperformed its primary benchmark by posting a return of 0.50% for Class A shares compared to -3.88% for the Morningstar Dividend Composite Index.

Sector allocation, a result of our bottom up stock selection decisions, drove relative outperformance over the year. An underweight allocation to information technology (“IT”) and overweight exposure to energy benefitted relative results, whereas overweight exposure to real estate and financials detracted. Strong security selection within industrials, financials, and utilities contributed to relative performance but was partially offset by weaker selection within energy and communication services.

Top relative contributors to performance during the year included an overweight position in ConocoPhillips (energy), not owning benchmark constituent Microsoft Corporation (IT), and an overweight position in Pioneer Natural Resources Company (energy). Top detractors from relative performance included not owning benchmark constituents Chevron Corporation (energy), AbbVie Inc. (health care) and AT&T Inc. (communication services).

The largest purchases during the year included a new position in EOG Resources, Inc. (energy) and increased exposure to JPMorgan Chase & Co. (financials) and Pfizer Inc. (health care). The largest sales during the year included eliminations in Pioneer Natural Resources Company (energy), Bank of America Corporation (financials), and Texas Instruments Incorporated (financials).

The Fund’s largest overweights at the end of the year were in health care and utilities, while the largest underweights were in IT and communication services. During the year, the Fund most notably increased its active weight to IT and real estate and reduced its active weight to consumer staples and financials.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/WMC Global Real Estate Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Global Real Estate Fund

Average Annual Total Returns
Class A		Class I
1 Year	-27.58%	1 Year	-27.38%
5 Year	-1.55	5 Year	-1.26
10 Year	2.02	10 Year	2.28

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Wellington Management Company, LLP assumed portfolio management responsibility on April 26, 2021.

Composition as of December 31, 2022:
Real Estate	91.6%
Consumer Discretionary	4.6
Industrials	1.0
Communication Services	0.8
Other Short Term Investments	2.0
Total Investments	100.0%

For the year ended December 31, 2022, JNL/WMC Global Real Estate Fund underperformed its primary benchmark by posting a return of -27.58% for Class A shares compared to -25.09% for the FTSE EPRA/NAREIT Developed Index.

Security selection was the driver to relative underperformance. Weak selection in real estate service company, warehouse/logistics, and home builder detracted from relative returns, but these effects were partially offset by strong selection in specialty finance, diversified, and retail shopping centers. Sector allocation, a result of our fundamental bottom up process, contributed to relative results. The Fund’s underweight allocation to multifamily and overweight to retail shopping centers contributed to relative performance while an underweight to retail malls and healthcare real estate partially offset results.

Top detractors from relative performance were an overweight to Fastighets AB Balder (diversified), not owning Sun Hung Kai Properties Limited (home builder), and an underweight to Realty Income Corporation (specialty finance). Fastighets AB Balder was eliminated during the year. Top relative contributors to performance during the year included an overweight to Capitaland Investment Limited (specialty finance), an underweight to Vonovia SE (multifamily), and not owning Digital Realty Trust, Inc. (real estate technology). Vonovia SE was eliminated during the year.

The largest purchases during the year included new positions in Public Storage (self-storage facilities), Equity Residential (multifamily), and WP Carey (specialty finance). The largest sales were Extra Space Storage Inc. (self-storage facilities), UDR, Inc. (multifamily), and Invitation Homes Inc. (multifamily).

The Fund’s largest overweight at the end of the year was in the diversified sector. During the year, the Fund most notably increased its active weight in the specialty finance, retail-shopping centers, and diversified sectors, and reduced active weight in the multifamily, warehouse/logistics, and real estate service company sectors. The Fund’s largest underweight was office at the end of the year.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/WMC Value Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	-4.84%	1 Year	-4.56%
5 Year	7.01	5 Year	7.33
10 Year	9.99	10 Year	10.27

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2022:
Financials	20.1%
Health Care	18.3
Information Technology	12.5
Industrials	11.0
Energy	7.2
Consumer Discretionary	7.2
Utilities	5.6
Consumer Staples	5.5
Real Estate	5.2
Communication Services	4.7
Materials	2.2
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2022, JNL/WMC Value Fund outperformed its primary benchmark by posting a return of -4.84% for Class A shares compared to -6.93% for the Morningstar U.S. Large-Mid Cap Broad Value Index.

Stock selection drove relative outperformance over the year. Strong selection within financials, industrials, and real estate was partially offset by weaker selection in energy and materials. Sector allocation, a result of our bottom up stock selection strategy, detracted from relative results, due primarily to underweight exposures to consumer staples and energy. This was partially offset by overweight exposure to health care and underweight exposure to consumer discretionary.

Top relative contributors to performance during the year included an overweight position in ConocoPhillips (energy), not holding benchmark constituent Apple Inc (information technology), and an overweight position in Eli Lilly and Company (health care). Top detractors from relative performance during the year included not holding benchmark constituents Exxon Mobil Corporation (energy) and Chevron Corporation (energy), as well as an overweight position in Alphabet Inc. (communication services).

The largest purchases during the year included Coterra Energy Inc. (energy), Qualcomm Incorporated (information technology), and Duke Energy Corporation (utilities). The largest sells during the year included trimming our position in UnitedHealth Group Incorporated (health care), as well as eliminating our positions in Bank of America Corporation (financials) and Comcast Corporation (communication services).

The Fund’s largest overweights at the end of the year were in information technology and real estate, while the largest underweights were in consumer staples and communication services. During the year, the fund most notably increased its active weight to consumer staples, real estate, and consumer discretionary, and reduced its active weight to communication services, health care, and materials.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares	Value ($)
JNL/American Funds Balanced Fund
INVESTMENT COMPANIES 100.0%
Global Balanced 100.0%
American Funds Insurance Series - Asset Allocation Fund - Class 1 (a)	113,627	2,522,526
Total Investment Companies (cost $2,763,014)		2,522,526
Total Investments 100.0% (cost $2,763,014)		2,522,526
Other Assets and Liabilities, Net (0.0)%		(847)
Total Net Assets 100.0%		2,521,679

(a)  Investment in affiliate.

JNL/American Funds Bond Fund of America Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 100.0%
American Funds Insurance Series - The Bond Fund of America - Class 1	17,958	168,987
Total Investment Companies (cost $186,421)		168,987
Total Investments 100.0% (cost $186,421)		168,987
Other Assets and Liabilities, Net (0.0)%		(53)
Total Net Assets 100.0%		168,934

JNL/American Funds Capital Income Builder Fund
INVESTMENT COMPANIES 100.0%
Global Balanced 100.0%
American Funds Insurance Series - Capital Income Builder Fund - Class 1 (a)	31,970	351,345
Total Investment Companies (cost $347,698)		351,345
Total Investments 100.0% (cost $347,698)		351,345
Other Assets and Liabilities, Net (0.0)%		(136)
Total Net Assets 100.0%		351,209

(a)  Investment in affiliate.

JNL/American Funds Capital World Bond Fund
INVESTMENT COMPANIES 100.0%
Global Fixed Income 100.0%
American Funds Insurance Series - Capital World Bond Fund - Class 1 (a)	37,150	354,784
Total Investment Companies (cost $440,264)		354,784
Total Investments 100.0% (cost $440,264)		354,784
Other Assets and Liabilities, Net (0.0)%		(119)
Total Net Assets 100.0%		354,665

(a)  Investment in affiliate.

JNL/American Funds Global Growth Fund
INVESTMENT COMPANIES 100.0%
Global Equity 100.0%
American Funds Insurance Series - Global Growth Fund - Class 1 (a)	23,935	722,368
Total Investment Companies (cost $815,580)		722,368
Total Investments 100.0% (cost $815,580)		722,368
Other Assets and Liabilities, Net (0.0)%		(270)
Total Net Assets 100.0%		722,098

(a)  Investment in affiliate.

JNL/American Funds Global Small Capitalization Fund
INVESTMENT COMPANIES 100.0%
Global Equity 100.0%
American Funds Insurance Series - Global Small Capitalization Fund - Class 1 (a)	37,984	616,107
Total Investment Companies (cost $840,291)		616,107
Total Investments 100.0% (cost $840,291)		616,107
Other Assets and Liabilities, Net (0.0)%		(209)
Total Net Assets 100.0%		615,898

(a)  Investment in affiliate.

	Shares	Value ($)
JNL/American Funds Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Growth Fund - Class 1 (a)	44,195	3,371,617
Total Investment Companies (cost $4,174,081)		3,371,617
Total Investments 100.0% (cost $4,174,081)		3,371,617
Other Assets and Liabilities, Net (0.0)%		(1,000)
Total Net Assets 100.0%		3,370,617

(a)  Investment in affiliate.

JNL/American Funds Growth-Income Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Growth-Income Fund - Class 1 (a)	170,330	8,552,255
Total Investment Companies (cost $8,377,787)		8,552,255
Total Investments 100.0% (cost $8,377,787)		8,552,255
Other Assets and Liabilities, Net (0.0)%		(3,108)
Total Net Assets 100.0%		8,549,147

(a)  Investment in affiliate.

JNL/American Funds International Fund
INVESTMENT COMPANIES 100.0%
International Equity 100.0%
American Funds Insurance Series - International Fund - Class 1 (a)	89,495	1,370,167
Total Investment Companies (cost $1,712,440)		1,370,167
Total Investments 100.0% (cost $1,712,440)		1,370,167
Other Assets and Liabilities, Net (0.0)%		(517)
Total Net Assets 100.0%		1,369,650

(a)  Investment in affiliate.

JNL/American Funds New World Fund
INVESTMENT COMPANIES 100.0%
Emerging Markets Equity 100.0%
American Funds Insurance Series - New World Fund - Class 1 (a)	58,803	1,311,314
Total Investment Companies (cost $1,399,545)		1,311,314
Total Investments 100.0% (cost $1,399,545)		1,311,314
Other Assets and Liabilities, Net (0.0)%		(549)
Total Net Assets 100.0%		1,310,765

(a)  Investment in affiliate.

JNL/American Funds Washington Mutual Investors Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Washington Mutual Investors Fund - Class 1 (a)	275,344	3,494,114
Total Investment Companies (cost $3,709,570)		3,494,114
Total Investments 100.0% (cost $3,709,570)		3,494,114
Other Assets and Liabilities, Net (0.0)%		(1,372)
Total Net Assets 100.0%		3,492,742

(a)  Investment in affiliate.

JNL/Mellon Bond Index Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 100.0%
JNL Bond Index Fund - Class I (99.5%) (a)	116,190	1,016,662
Total Investment Companies (cost $1,160,475)		1,016,662
Total Investments 100.0% (cost $1,160,475)		1,016,662
Other Assets and Liabilities, Net (0.0)%		(201)
Total Net Assets 100.0%		1,016,461

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Shares	Value ($)

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Mellon Emerging Markets Index Fund
INVESTMENT COMPANIES 100.0%
Emerging Markets Equity 100.0%
JNL Emerging Markets Index Fund - Class I (99.9%) (a)	109,001	817,504
Total Investment Companies (cost $1,083,469)		817,504
Total Investments 100.0% (cost $1,083,469)		817,504
Other Assets and Liabilities, Net (0.0)%		(222)
Total Net Assets 100.0%		817,282

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Mellon International Index Fund
INVESTMENT COMPANIES 100.0%
International Equity 100.0%
JNL International Index Fund - Class I (99.8%) (a)	248,173	2,126,846
Total Investment Companies (cost $2,466,394)		2,126,846
Total Investments 100.0% (cost $2,466,394)		2,126,846
Other Assets and Liabilities, Net (0.0)%		(451)
Total Net Assets 100.0%		2,126,395

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Mellon S&P 400 MidCap Index Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
JNL Mid Cap Index Fund - Class I (99.9%) (a)	338,099	3,066,561
Total Investment Companies (cost $3,376,499)		3,066,561
Total Investments 100.0% (cost $3,376,499)		3,066,561
Other Assets and Liabilities, Net (0.0)%		(523)
Total Net Assets 100.0%		3,066,038

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Mellon Small Cap Index Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
JNL Small Cap Index Fund - Class I (99.9%) (a)	265,842	2,331,437
Total Investment Companies (cost $2,655,131)		2,331,437
Total Investments 100.0% (cost $2,655,131)		2,331,437
Other Assets and Liabilities, Net (0.0)%		(401)
Total Net Assets 100.0%		2,331,036

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Aggressive Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 51.3%
JNL Multi-Manager Mid Cap Fund - Class I (8.5%) (a)	7,101	121,354
JNL Multi-Manager Small Cap Growth Fund - Class I (1.3%) (a)	830	29,415
JNL Multi-Manager Small Cap Value Fund - Class I (2.5%) (a)	2,448	40,313
JNL Multi-Manager U.S. Select Equity Fund - Class I (20.6%) (a)	7,011	68,573
JNL/Baillie Gifford U.S. Equity Growth Fund - Class I (37.4%) (a)	6,223	24,580
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (2.9%) (a)	2,831	51,916
JNL/JPMorgan U.S. Value Fund - Class I (4.9%) (a)	5,377	81,187
	Shares	Value ($)
JNL/Morningstar Wide Moat Index Fund - Class I (9.8%) (a)	7,747	78,088
JNL/T. Rowe Price Established Growth Fund - Class I (0.5%) (a)	823	41,205
JNL/T. Rowe Price Value Fund - Class I (1.6%) (a)	3,209	74,545
JNL/WMC Equity Income Fund - Class I (6.3%) (a)	5,035	81,925
		693,101
International Equity 16.5%
JNL Multi-Manager International Small Cap Fund - Class I (8.4%) (a)	5,383	49,951
JNL/Causeway International Value Select Fund - Class I (6.1%) (a)	5,395	84,324
JNL/WCM Focused International Equity Fund - Class I (6.6%) (a)	6,385	88,948
		223,223
Alternative 10.1%
JNL Multi-Manager Alternative Fund - Class I (1.9%) (a)	1,879	20,180
JNL/Blackrock Global Natural Resources Fund - Class I (1.1%) (a)	1,295	17,269
JNL/First Sentier Global Infrastructure Fund - Class I (4.5%) (a)	2,426	41,313
JNL/Heitman U.S. Focused Real Estate Fund - Class I (8.9%) (a)	2,259	20,329
JNL/Neuberger Berman Commodity Strategy Fund - Class I (7.1%) (a)	1,618	27,376
JNL/Westchester Capital Event Driven Fund - Class I (7.8%) (a)	870	10,280
		136,747
Global Equity 9.9%
JNL/Harris Oakmark Global Equity Fund - Class I (10.4%) (a)	6,579	75,129
JNL/Loomis Sayles Global Growth Fund - Class I (11.0%) (a)	4,872	58,269
		133,398
Emerging Markets Equity 6.2%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (3.4%) (a)	4,041	31,563
JNL/GQG Emerging Markets Equity Fund - Class I (8.1%) (a)	4,747	52,789
		84,352
Domestic Fixed Income 6.0%
JNL/DoubleLine Total Return Fund - Class I (2.3%) (a)	4,683	47,437
JNL/Lord Abbett Short Duration Income Fund - Class I (3.0%) (a)	3,430	34,030
		81,467
Total Investment Companies (cost $1,323,245)		1,352,288
Total Investments 100.0% (cost $1,323,245)		1,352,288
Other Assets and Liabilities, Net (0.0)%		(297)
Total Net Assets 100.0%		1,351,991

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Conservative Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 65.7%
JNL/DoubleLine Core Fixed Income Fund - Class I (2.2%) (a)	4,998	65,121
JNL/DoubleLine Total Return Fund - Class I (4.0%) (a)	8,176	82,818
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (2.6%) (a)	2,963	34,071
JNL/Lord Abbett Short Duration Income Fund - Class I (3.5%) (a)	3,973	39,412
JNL/PIMCO Income Fund - Class I (3.9%) (a)	4,692	49,261
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (3.2%) (a)	2,634	29,633
JNL/PIMCO Real Return Fund - Class I (0.8%) (a)	1,069	11,868
JNL/PPM America Total Return Fund - Class I (3.4%) (a)	3,714	44,426

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares	Value ($)
JNL/T. Rowe Price U.S. High Yield Fund - Class I (6.2%) (a)	3,187	32,539
		389,149
Alternative 10.2%
JNL Multi-Manager Alternative Fund - Class I (3.6%) (a)	3,615	38,825
JNL/First Sentier Global Infrastructure Fund - Class I (0.5%) (a)	261	4,438
JNL/Heitman U.S. Focused Real Estate Fund - Class I (1.0%) (a)	258	2,326
JNL/JPMorgan Hedged Equity Fund - Class I (1.0%) (a)	609	7,546
JNL/Neuberger Berman Commodity Strategy Fund - Class I (2.0%) (a)	446	7,546
		60,681
Domestic Equity 8.9%
JNL Multi-Manager Mid Cap Fund - Class I (0.5%) (a)	432	7,378
JNL Multi-Manager Small Cap Growth Fund - Class I (0.1%) (a)	81	2,878
JNL Multi-Manager Small Cap Value Fund - Class I (0.3%) (a)	270	4,442
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (0.3%) (a)	311	5,713
JNL/JPMorgan U.S. Value Fund - Class I (0.7%) (a)	783	11,821
JNL/Morningstar Wide Moat Index Fund - Class I (1.1%) (a)	865	8,724
JNL/WMC Equity Income Fund - Class I (0.9%) (a)	729	11,864
		52,820
International Equity 5.7%
JNL/Blackrock Global Allocation Fund - Class I (0.9%) (a)	1,715	25,204
JNL/Causeway International Value Select Fund - Class I (0.2%) (a)	191	2,985
JNL/WCM Focused International Equity Fund - Class I (0.4%) (a)	417	5,814
		34,003
Domestic Balanced 5.5%
JNL/T. Rowe Price Capital Appreciation Fund - Class I (0.3%) (a)	1,530	32,597
Emerging Markets Fixed Income 3.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (3.1%) (a)	1,708	17,731
Emerging Markets Equity 1.0%
JNL/GQG Emerging Markets Equity Fund - Class I (0.9%) (a)	533	5,926
Total Investment Companies (cost $636,422)		592,907
Total Investments 100.0% (cost $636,422)		592,907
Other Assets and Liabilities, Net (0.0)%		(125)
Total Net Assets 100.0%		592,782

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 42.6%
JNL Multi-Manager Mid Cap Fund - Class I (15.6%) (a)	13,061	223,212
JNL Multi-Manager Small Cap Growth Fund - Class I (2.5%) (a)	1,581	56,036
JNL Multi-Manager Small Cap Value Fund - Class I (4.9%) (a)	4,793	78,948
JNL Multi-Manager U.S. Select Equity Fund - Class I (33.2%) (a)	11,323	110,738
JNL/Baillie Gifford U.S. Equity Growth Fund - Class I (59.8%) (a)	9,954	39,319
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (4.8%) (a)	4,572	83,848
JNL/JPMorgan U.S. Value Fund - Class I (8.3%) (a)	9,062	136,841
JNL/Morningstar Wide Moat Index Fund - Class I (17.3%) (a)	13,630	137,395
JNL/T. Rowe Price Established Growth Fund - Class I (1.1%) (a)	1,611	80,652
JNL/T. Rowe Price Value Fund - Class I (3.1%) (a)	6,217	144,413
	Shares	Value ($)
JNL/WMC Equity Income Fund - Class I (10.8%) (a)	8,549	139,095
		1,230,497
Domestic Fixed Income 17.2%
JNL/DoubleLine Core Fixed Income Fund - Class I (4.2%) (a)	9,272	120,818
JNL/DoubleLine Total Return Fund - Class I (8.1%) (a)	16,413	166,260
JNL/Lord Abbett Short Duration Income Fund - Class I (9.0%) (a)	10,254	101,723
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (4.6%) (a)	3,842	43,219
JNL/T. Rowe Price U.S. High Yield Fund - Class I (12.3%) (a)	6,313	64,459
		496,479
International Equity 15.7%
JNL Multi-Manager International Small Cap Fund - Class I (15.1%) (a)	9,662	89,666
JNL/Causeway International Value Select Fund - Class I (13.2%) (a)	11,605	181,387
JNL/WCM Focused International Equity Fund - Class I (13.6%) (a)	13,149	183,163
		454,216
Alternative 11.5%
JNL Multi-Manager Alternative Fund - Class I (9.3%) (a)	9,418	101,153
JNL/Blackrock Global Natural Resources Fund - Class I (1.8%) (a)	2,225	29,657
JNL/First Sentier Global Infrastructure Fund - Class I (9.5%) (a)	5,199	88,541
JNL/Heitman U.S. Focused Real Estate Fund - Class I (15.9%) (a)	4,015	36,135
JNL/Neuberger Berman Commodity Strategy Fund - Class I (12.8%) (a)	2,912	49,274
JNL/Westchester Capital Event Driven Fund - Class I (21.7%) (a)	2,423	28,634
		333,394
Global Equity 7.2%
JNL/Harris Oakmark Global Equity Fund - Class I (15.7%) (a)	9,921	113,299
JNL/Loomis Sayles Global Growth Fund - Class I (18.0%) (a)	7,981	95,450
		208,749
Emerging Markets Equity 4.8%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (5.7%) (a)	6,759	52,785
JNL/GQG Emerging Markets Equity Fund - Class I (13.0%) (a)	7,604	84,561
		137,346
Emerging Markets Fixed Income 1.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (5.2%) (a)	2,867	29,763
Total Investment Companies (cost $2,958,703)		2,890,444
COMMON STOCKS 0.0%
Russian Federation 0.0%
Public Joint Stock Company Novolipetsk Metallurgical Works (b) (c) (d)	193	—
Public Joint Stock Society Inter RAO UES (b) (c) (d)	4,795	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel (b) (c) (d)	2	—
Publichnoe Aktsionernoe Obshchestvo Fosagro (b) (c) (d)	—	—
Publichnoe Aktsionernoe Obshchestvo Fosagro (b) (c) (d)	18	—
Publichnoe Aktsionernoe Obshchestvo Mobilnye Telesistemy - ADR (b) (c) (d)	18	—
Publichnoe Aktsionernoe Obshchestvo Severstal (b) (c) (d)	27	—
TCS Group Holding PLC - GDR (b) (c) (d)	1	—
Total Common Stocks (cost $2,484)		—
Total Investments 100.0% (cost $2,961,187)		2,890,444
Other Assets and Liabilities, Net (0.0)%		(465)
Total Net Assets 100.0%		2,889,979

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Shares	Value ($)

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

(b)  Security acquired as part of a reorganization. Due to sanctions imposed, the security is unable to be traded. See Note 7 and Note 10 in the Notes to Financial Statements.

(c)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)  Non-income producing security.

JNL Moderate Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 47.8%
JNL/DoubleLine Core Fixed Income Fund - Class I (5.2%) (a)	11,660	151,932
JNL/DoubleLine Total Return Fund - Class I (10.4%) (a)	20,960	212,328
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (6.9%) (a)	7,875	90,560
JNL/Lord Abbett Short Duration Income Fund - Class I (10.4%) (a)	11,822	117,278
JNL/PIMCO Income Fund - Class I (9.4%) (a)	11,242	118,046
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (7.9%) (a)	6,617	74,436
JNL/PIMCO Real Return Fund - Class I (2.7%) (a)	3,742	41,535
JNL/PPM America Total Return Fund - Class I (8.9%) (a)	9,785	117,035
JNL/T. Rowe Price U.S. High Yield Fund - Class I (17.1%) (a)	8,784	89,680
		1,012,830
Domestic Equity 19.2%
JNL Multi-Manager Mid Cap Fund - Class I (4.4%) (a)	3,734	63,807
JNL Multi-Manager Small Cap Growth Fund - Class I (0.9%) (a)	588	20,842
JNL Multi-Manager Small Cap Value Fund - Class I (2.6%) (a)	2,582	42,529
JNL Multi-Manager U.S. Select Equity Fund - Class I (12.0%) (a)	4,100	40,098
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (1.5%) (a)	1,409	25,835
JNL/JPMorgan U.S. Value Fund - Class I (3.9%) (a)	4,234	63,931
JNL/Morningstar Wide Moat Index Fund - Class I (7.7%) (a)	6,065	61,133
JNL/T. Rowe Price Established Growth Fund - Class I (0.4%) (a)	595	29,810
JNL/WMC Equity Income Fund - Class I (4.6%) (a)	3,616	58,836
		406,821
Alternative 11.2%
JNL Multi-Manager Alternative Fund - Class I (11.7%) (a)	11,831	127,070
JNL/First Sentier Global Infrastructure Fund - Class I (4.6%) (a)	2,517	42,858
JNL/Heitman U.S. Focused Real Estate Fund - Class I (4.2%) (a)	1,054	9,486
JNL/JPMorgan Hedged Equity Fund - Class I (3.7%) (a)	2,181	27,042
JNL/Neuberger Berman Commodity Strategy Fund - Class I (8.3%) (a)	1,882	31,837
		238,293
International Equity 7.8%
JNL Multi-Manager International Small Cap Fund - Class I (2.7%) (a)	1,741	16,161
JNL/Blackrock Global Allocation Fund - Class I (2.2%) (a)	4,336	63,744
JNL/Causeway International Value Select Fund - Class I (3.2%) (a)	2,788	43,576
JNL/WCM Focused International Equity Fund - Class I (3.2%) (a)	3,067	42,727
		166,208
	Shares	Value ($)
Domestic Balanced 6.3%
JNL/T. Rowe Price Capital Appreciation Fund - Class I (1.2%) (a)	6,269	133,533
Global Equity 2.7%
JNL/Harris Oakmark Global Equity Fund - Class I (5.2%) (a)	3,264	37,273
JNL/Loomis Sayles Global Growth Fund - Class I (3.8%) (a)	1,696	20,280
		57,553
Emerging Markets Fixed Income 2.5%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (9.4%) (a)	5,172	53,683
Emerging Markets Equity 2.5%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (1.7%) (a)	2,085	16,285
JNL/GQG Emerging Markets Equity Fund - Class I (5.6%) (a)	3,291	36,594
		52,879
Total Investment Companies (cost $2,114,315)		2,121,800
Total Investments 100.0% (cost $2,114,315)		2,121,800
Other Assets and Liabilities, Net (0.0)%		(508)
Total Net Assets 100.0%		2,121,292

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Moderate Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 31.8%
JNL/DoubleLine Core Fixed Income Fund - Class I (6.2%) (a)	13,846	180,418
JNL/DoubleLine Total Return Fund - Class I (12.5%) (a)	25,223	255,506
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (11.8%) (a)	13,394	154,034
JNL/Lord Abbett Short Duration Income Fund - Class I (15.1%) (a)	17,254	171,159
JNL/PIMCO Income Fund - Class I (9.1%) (a)	10,925	114,714
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (8.1%) (a)	6,712	75,513
JNL/PIMCO Real Return Fund - Class I (2.4%) (a)	3,365	37,347
JNL/PPM America Total Return Fund - Class I (7.8%) (a)	8,558	102,358
JNL/T. Rowe Price U.S. High Yield Fund - Class I (21.5%) (a)	11,026	112,573
		1,203,622
Domestic Equity 29.3%
JNL Multi-Manager Mid Cap Fund - Class I (13.2%) (a)	11,067	189,134
JNL Multi-Manager Small Cap Growth Fund - Class I (2.5%) (a)	1,561	55,336
JNL Multi-Manager Small Cap Value Fund - Class I (4.7%) (a)	4,606	75,860
JNL Multi-Manager U.S. Select Equity Fund - Class I (34.2%) (a)	11,641	113,845
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (3.6%) (a)	3,511	64,391
JNL/JPMorgan U.S. Value Fund - Class I (8.7%) (a)	9,469	142,976
JNL/Morningstar Wide Moat Index Fund - Class I (14.3%) (a)	11,260	113,497
JNL/T. Rowe Price Established Growth Fund - Class I (1.2%) (a)	1,765	88,401
JNL/T. Rowe Price Value Fund - Class I (2.9%) (a)	5,715	132,760
JNL/WMC Equity Income Fund - Class I (10.4%) (a)	8,219	133,728
		1,109,928
Alternative 13.4%
JNL Multi-Manager Alternative Fund - Class I (17.6%) (a)	17,703	190,135
JNL/Blackrock Global Natural Resources Fund - Class I (1.8%) (a)	2,184	29,116
JNL/First Sentier Global Infrastructure Fund - Class I (10.3%) (a)	5,634	95,941
JNL/Heitman U.S. Focused Real Estate Fund - Class I (20.8%) (a)	5,260	47,338

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares	Value ($)
JNL/JPMorgan Hedged Equity Fund - Class I (7.8%) (a)	4,676	57,979
JNL/Neuberger Berman Commodity Strategy Fund - Class I (14.9%) (a)	3,380	57,190
JNL/Westchester Capital Event Driven Fund - Class I (21.7%) (a)	2,426	28,670
		506,369
International Equity 10.7%
JNL Multi-Manager International Small Cap Fund - Class I (9.8%) (a)	6,273	58,213
JNL/Causeway International Value Select Fund - Class I (12.7%) (a)	11,225	175,445
JNL/WCM Focused International Equity Fund - Class I (12.7%) (a)	12,305	171,408
		405,066
Domestic Balanced 6.0%
JNL/T. Rowe Price Capital Appreciation Fund - Class I (2.1%) (a)	10,737	228,703
Emerging Markets Equity 3.5%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (5.2%) (a)	6,226	48,627
JNL/GQG Emerging Markets Equity Fund - Class I (12.8%) (a)	7,478	83,154
		131,781
Global Equity 3.3%
JNL/Harris Oakmark Global Equity Fund - Class I (10.6%) (a)	6,663	76,098
JNL/Loomis Sayles Global Growth Fund - Class I (9.0%) (a)	3,992	47,743
		123,841
Emerging Markets Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (13.4%) (a)	7,356	76,357
Total Investment Companies (cost $3,627,924)		3,785,667
Total Investments 100.0% (cost $3,627,924)		3,785,667
Other Assets and Liabilities, Net (0.0)%		(882)
Total Net Assets 100.0%		3,784,785

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/American Funds Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 44.7%
American Funds Insurance Series - Growth Fund - Class 1	5,537	422,446
American Funds Investment Company of America Fund - Class R-6	13,067	538,902
American Funds Washington Mutual Investors Fund - Class R-6	9,603	499,443
		1,460,791
Global Equity 19.1%
American Funds Insurance Series - Global Growth Fund - Class 1 (a)	13,462	406,275
American Funds SMALLCAP World Fund - Class R-6	3,752	218,481
		624,756
Domestic Fixed Income 17.9%
American Funds Inflation Linked Bond Fund - Class R-6	4,384	39,979
American Funds Insurance Series - American High-Income Trust - Class 1 (a)	7,687	65,571
American Funds Insurance Series - The Bond Fund of America - Class 1	24,197	227,692
American Funds Short Term Bond Fund of America - Class R-6	9,509	89,862
American Funds Strategic Bond Fund - Class R-6	17,104	161,294
		584,398
International Equity 9.2%
American Funds EuroPacific Growth Fund - Class R-6	4,580	224,561
American Funds International Growth and Income Fund - Class R-6	2,415	76,927
		301,488
	Shares	Value ($)
Emerging Markets Equity 7.6%
American Funds New World Fund - Class R-6	3,747	248,764
Emerging Markets Fixed Income 1.5%
American Funds Emerging Markets Bond Fund - Class R-6 (a)	6,731	51,085
Total Investment Companies (cost $3,715,873)		3,271,282
Total Investments 100.0% (cost $3,715,873)		3,271,282
Other Assets and Liabilities, Net (0.0)%		(1,181)
Total Net Assets 100.0%		3,270,101

(a)  Investment in affiliate.

JNL/American Funds Moderate Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 36.1%
American Funds Inflation Linked Bond Fund - Class R-6	3,873	35,325
American Funds Insurance Series - American High-Income Trust - Class 1 (a)	9,146	78,011
American Funds Insurance Series - The Bond Fund of America - Class 1	43,187	406,393
American Funds Short Term Bond Fund of America - Class R-6	11,355	107,302
American Funds Strategic Bond Fund - Class R-6	25,210	237,727
		864,758
Domestic Equity 34.7%
American Funds Insurance Series - Growth Fund - Class 1	2,796	213,318
American Funds Investment Company of America Fund - Class R-6	8,236	339,635
American Funds Washington Mutual Investors Fund - Class R-6	5,368	279,182
		832,135
Global Equity 13.6%
American Funds Insurance Series - Global Growth Fund - Class 1	6,834	206,260
American Funds SMALLCAP World Fund - Class R-6	2,043	118,976
		325,236
International Equity 8.4%
American Funds EuroPacific Growth Fund - Class R-6	2,727	133,720
American Funds International Growth and Income Fund - Class R-6	2,148	68,418
		202,138
Emerging Markets Equity 4.6%
American Funds New World Fund - Class R-6	1,649	109,497
Emerging Markets Fixed Income 2.6%
American Funds Emerging Markets Bond Fund - Class R-6 (a)	8,193	62,185
Total Investment Companies (cost $2,803,585)		2,395,949
Total Investments 100.0% (cost $2,803,585)		2,395,949
Other Assets and Liabilities, Net (0.0)%		(884)
Total Net Assets 100.0%		2,395,065

(a)  Investment in affiliate.

JNL/Goldman Sachs Managed Aggressive Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 63.4%
JNL Multi-Manager Mid Cap Fund - Class I (4.9%) (a)	4,105	70,157
JNL Multi-Manager Small Cap Growth Fund - Class I (0.9%) (a)	552	19,558
JNL Multi-Manager Small Cap Value Fund - Class I (2.4%) (a)	2,407	39,643
JNL/BlackRock Large Cap Select Growth Fund - Class I (5.2%) (a)	3,519	173,164
JNL/ClearBridge Large Cap Growth Fund - Class I (14.6%) (a)	12,040	186,018
JNL/Invesco Diversified Dividend Fund - Class I (11.3%) (a)	8,793	120,294

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares	Value ($)
JNL/JPMorgan MidCap Growth Fund - Class I (1.8%) (a)	949	49,022
JNL/JPMorgan U.S. Value Fund - Class I (2.4%) (a)	2,659	40,148
JNL/Newton Equity Income Fund - Class I (1.6%) (a)	1,130	29,757
JNL/T. Rowe Price Established Growth Fund - Class I (2.1%) (a)	3,189	159,726
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (0.4%) (a)	309	20,014
JNL/T. Rowe Price Value Fund - Class I (5.0%) (a)	9,942	230,956
JNL/WMC Value Fund - Class I (8.0%) (a)	3,942	119,588
		1,258,045
International Equity 13.9%
JNL/Causeway International Value Select Fund - Class I (6.0%) (a)	5,318	83,127
JNL/Lazard International Strategic Equity Fund - Class I (15.4%) (a)	5,288	71,179
JNL/WCM Focused International Equity Fund - Class I (6.0%) (a)	5,786	80,597
JNL/William Blair International Leaders Fund - Class I (4.7%) (a)	3,818	40,164
		275,067
Alternative 6.1%
JNL Multi-Manager Alternative Fund - Class I (5.5%) (a)	5,589	60,031
JNL/Blackrock Global Natural Resources Fund - Class I (1.9%) (a)	2,281	30,406
JNL/Neuberger Berman Commodity Strategy Fund - Class I (7.8%) (a)	1,779	30,097
		120,534
Domestic Fixed Income 6.0%
JNL/DoubleLine Total Return Fund - Class I (0.9%) (a)	1,877	19,015
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (1.2%) (a)	1,490	19,832
JNL/PPM America High Yield Bond Fund - Class I (1.2%) (a)	1,232	19,932
JNL/PPM America Total Return Fund - Class I (1.5%) (a)	1,665	19,917
JNL/T. Rowe Price Short-Term Bond Fund - Class I (2.2%) (a)	3,863	39,674
		118,370
Global Equity 4.0%
JNL/Invesco Global Growth Fund - Class I (5.5%) (a)	4,153	80,396
Emerging Markets Equity 2.6%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (3.3%) (a)	3,971	31,010
JNL/GQG Emerging Markets Equity Fund - Class I (3.1%) (a)	1,791	19,911
		50,921
Emerging Markets Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (7.2%) (a)	3,940	40,900
Money Market 2.0%
JNL/WMC Government Money Market Fund - Class I (1.2%) (a)	39,555	39,555
Total Investment Companies (cost $1,816,254)		1,983,788
Total Investments 100.0% (cost $1,816,254)		1,983,788
Other Assets and Liabilities, Net (0.0)%		(315)
Total Net Assets 100.0%		1,983,473

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Goldman Sachs Managed Conservative Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 72.2%
JNL/DoubleLine Core Fixed Income Fund - Class I (2.1%) (a)	4,580	59,683
JNL/DoubleLine Total Return Fund - Class I (3.7%) (a)	7,564	76,622
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (4.6%) (a)	5,194	59,727
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (5.6%) (a)	7,061	93,982
	Shares	Value ($)
JNL/Lord Abbett Short Duration Income Fund - Class I (5.3%) (a)	6,078	60,290
JNL/PIMCO Income Fund - Class I (3.4%) (a)	4,099	43,041
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (4.4%) (a)	3,674	41,327
JNL/PIMCO Real Return Fund - Class I (2.2%) (a)	3,080	34,186
JNL/PPM America High Yield Bond Fund - Class I (0.5%) (a)	527	8,527
JNL/PPM America Total Return Fund - Class I (4.5%) (a)	4,994	59,731
JNL/T. Rowe Price Short-Term Bond Fund - Class I (3.8%) (a)	6,706	68,868
JNL/T. Rowe Price U.S. High Yield Fund - Class I (1.6%) (a)	835	8,529
		614,513
Domestic Equity 12.7%
JNL Multi-Manager Mid Cap Fund - Class I (0.6%) (a)	498	8,513
JNL Multi-Manager Small Cap Growth Fund - Class I (0.4%) (a)	233	8,274
JNL/BlackRock Large Cap Select Growth Fund - Class I (0.4%) (a)	249	12,274
JNL/ClearBridge Large Cap Growth Fund - Class I (0.7%) (a)	539	8,321
JNL/DFA U.S. Core Equity Fund - Class I (1.6%) (a)	984	20,972
JNL/Invesco Diversified Dividend Fund - Class I (1.6%) (a)	1,250	17,097
JNL/JPMorgan MidCap Growth Fund - Class I (0.3%) (a)	162	8,379
JNL/T. Rowe Price Established Growth Fund - Class I (0.1%) (a)	162	8,105
JNL/T. Rowe Price Value Fund - Class I (0.4%) (a)	713	16,571
		108,506
Alternative 5.1%
JNL Multi-Manager Alternative Fund - Class I (2.4%) (a)	2,404	25,823
JNL/Blackrock Global Natural Resources Fund - Class I (1.1%) (a)	1,286	17,145
		42,968
Global Fixed Income 4.0%
JNL/Neuberger Berman Strategic Income Fund - Class I (5.2%) (a)	3,043	34,173
Emerging Markets Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (3.0%) (a)	1,653	17,156
Money Market 2.0%
JNL/WMC Government Money Market Fund - Class I (0.5%) (a)	17,054	17,054
Emerging Markets Equity 1.0%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (0.9%) (a)	1,102	8,606
International Equity 1.0%
JNL/Causeway International Value Select Fund - Class I (0.3%) (a)	275	4,302
JNL/Lazard International Strategic Equity Fund - Class I (0.9%) (a)	319	4,288
		8,590
Total Investment Companies (cost $874,177)		851,566
Total Investments 100.0% (cost $874,177)		851,566
Other Assets and Liabilities, Net (0.0)%		(175)
Total Net Assets 100.0%		851,391

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Goldman Sachs Managed Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 58.5%
JNL Multi-Manager Mid Cap Fund - Class I (10.1%) (a)	8,490	145,094
JNL Multi-Manager Small Cap Growth Fund - Class I (1.8%) (a)	1,130	40,040
JNL Multi-Manager Small Cap Value Fund - Class I (5.1%) (a)	5,024	82,744

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares	Value ($)
JNL/BlackRock Large Cap Select Growth Fund - Class I (9.0%) (a)	6,091	299,738
JNL/ClearBridge Large Cap Growth Fund - Class I (27.1%) (a)	22,316	344,785
JNL/Invesco Diversified Dividend Fund - Class I (23.4%) (a)	18,180	248,706
JNL/JPMorgan MidCap Growth Fund - Class I (3.7%) (a)	1,965	101,497
JNL/JPMorgan U.S. Value Fund - Class I (5.0%) (a)	5,493	82,939
JNL/Newton Equity Income Fund - Class I (2.2%) (a)	1,568	41,295
JNL/T. Rowe Price Established Growth Fund - Class I (4.4%) (a)	6,642	332,611
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (0.8%) (a)	639	41,368
JNL/T. Rowe Price Value Fund - Class I (8.9%) (a)	17,887	415,519
JNL/WMC Value Fund - Class I (15.2%) (a)	7,475	226,799
		2,403,135
Domestic Fixed Income 16.1%
JNL/DoubleLine Core Fixed Income Fund - Class I (2.1%) (a)	4,749	61,876
JNL/DoubleLine Total Return Fund - Class I (6.0%) (a)	12,209	123,675
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (5.0%) (a)	6,219	82,772
JNL/Lord Abbett Short Duration Income Fund - Class I (3.6%) (a)	4,133	41,001
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (4.4%) (a)	3,693	41,542
JNL/PIMCO Real Return Fund - Class I (3.9%) (a)	5,497	61,017
JNL/PPM America High Yield Bond Fund - Class I (3.8%) (a)	3,803	61,541
JNL/PPM America Total Return Fund - Class I (7.8%) (a)	8,643	103,367
JNL/T. Rowe Price Short-Term Bond Fund - Class I (4.6%) (a)	8,039	82,556
		659,347
International Equity 10.7%
JNL/Causeway International Value Select Fund - Class I (9.3%) (a)	8,185	127,938
JNL/Lazard International Strategic Equity Fund - Class I (27.2%) (a)	9,346	125,802
JNL/WCM Focused International Equity Fund - Class I (7.7%) (a)	7,434	103,556
JNL/William Blair International Leaders Fund - Class I (9.7%) (a)	7,864	82,726
		440,022
Alternative 6.1%
JNL Multi-Manager Alternative Fund - Class I (11.5%) (a)	11,557	124,120
JNL/Blackrock Global Natural Resources Fund - Class I (3.9%) (a)	4,726	63,001
JNL/Neuberger Berman Commodity Strategy Fund - Class I (16.5%) (a)	3,735	63,205
		250,326
Global Equity 2.5%
JNL/Invesco Global Growth Fund - Class I (7.1%) (a)	5,349	103,560
Emerging Markets Fixed Income 2.1%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (14.8%) (a)	8,121	84,297
Emerging Markets Equity 2.0%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (4.6%) (a)	5,469	42,711
JNL/GQG Emerging Markets Equity Fund - Class I (6.4%) (a)	3,726	41,434
		84,145
Money Market 2.0%
JNL/WMC Government Money Market Fund - Class I (2.4%) (a)	81,625	81,625
Total Investment Companies (cost $3,793,119)		4,106,457
Total Investments 100.0% (cost $3,793,119)		4,106,457
Other Assets and Liabilities, Net (0.0)%		(650)
Total Net Assets 100.0%		4,105,807

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

	Shares	Value ($)
JNL/Goldman Sachs Managed Moderate Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 54.3%
JNL/DoubleLine Core Fixed Income Fund - Class I (2.7%) (a)	6,109	79,600
JNL/DoubleLine Total Return Fund - Class I (5.3%) (a)	10,763	109,029
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (6.1%) (a)	6,932	79,715
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (10.2%) (a)	12,737	169,535
JNL/Lord Abbett Short Duration Income Fund - Class I (8.8%) (a)	10,078	99,972
JNL/PIMCO Income Fund - Class I (6.4%) (a)	7,666	80,491
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (8.5%) (a)	7,091	79,770
JNL/PIMCO Real Return Fund - Class I (3.8%) (a)	5,382	59,742
JNL/PPM America High Yield Bond Fund - Class I (2.5%) (a)	2,463	39,856
JNL/PPM America Total Return Fund - Class I (9.8%) (a)	10,834	129,579
JNL/T. Rowe Price Short-Term Bond Fund - Class I (6.7%) (a)	11,700	120,161
JNL/T. Rowe Price U.S. High Yield Fund - Class I (5.7%) (a)	2,929	29,901
		1,077,351
Domestic Equity 27.7%
JNL Multi-Manager Mid Cap Fund - Class I (2.8%) (a)	2,330	39,828
JNL Multi-Manager Small Cap Growth Fund - Class I (0.9%) (a)	548	19,417
JNL Multi-Manager Small Cap Value Fund - Class I (1.2%) (a)	1,214	19,992
JNL/BlackRock Large Cap Select Growth Fund - Class I (1.4%) (a)	973	47,873
JNL/ClearBridge Large Cap Growth Fund - Class I (5.4%) (a)	4,415	68,204
JNL/DFA U.S. Core Equity Fund - Class I (3.7%) (a)	2,302	49,062
JNL/Invesco Diversified Dividend Fund - Class I (6.6%) (a)	5,105	69,843
JNL/JPMorgan MidCap Growth Fund - Class I (0.7%) (a)	380	19,646
JNL/T. Rowe Price Established Growth Fund - Class I (1.0%) (a)	1,508	75,536
JNL/T. Rowe Price Value Fund - Class I (2.4%) (a)	4,734	109,982
JNL/WMC Value Fund - Class I (2.0%) (a)	979	29,689
		549,072
International Equity 5.5%
JNL/Causeway International Value Select Fund - Class I (2.2%) (a)	1,941	30,334
JNL/Lazard International Strategic Equity Fund - Class I (10.8%) (a)	3,724	50,127
JNL/WCM Focused International Equity Fund - Class I (0.7%) (a)	708	9,861
JNL/William Blair International Leaders Fund - Class I (2.3%) (a)	1,872	19,695
		110,017
Alternative 5.0%
JNL Multi-Manager Alternative Fund - Class I (5.6%) (a)	5,611	60,263
JNL/Blackrock Global Natural Resources Fund - Class I (1.8%) (a)	2,258	30,092
JNL/Neuberger Berman Commodity Strategy Fund - Class I (2.6%) (a)	586	9,911
		100,266
Emerging Markets Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (7.0%) (a)	3,870	40,169
Global Fixed Income 2.0%
JNL/Neuberger Berman Strategic Income Fund - Class I (6.1%) (a)	3,557	39,947
Money Market 2.0%
JNL/WMC Government Money Market Fund - Class I (1.2%) (a)	39,073	39,073

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares	Value ($)
Emerging Markets Equity 1.5%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (2.2%) (a)	2,584	20,181
JNL/GQG Emerging Markets Equity Fund - Class I (1.5%) (a)	894	9,936
		30,117
Total Investment Companies (cost $1,982,741)		1,986,012
Total Investments 100.0% (cost $1,982,741)		1,986,012
Other Assets and Liabilities, Net (0.0)%		(359)
Total Net Assets 100.0%		1,985,653

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Goldman Sachs Managed Moderate Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 43.1%
JNL Multi-Manager Mid Cap Fund - Class I (8.5%) (a)	7,162	122,405
JNL Multi-Manager Small Cap Growth Fund - Class I (1.8%) (a)	1,112	39,412
JNL Multi-Manager Small Cap Value Fund - Class I (2.5%) (a)	2,478	40,808
JNL/BlackRock Large Cap Select Growth Fund - Class I (4.7%) (a)	3,195	157,232
JNL/ClearBridge Large Cap Growth Fund - Class I (20.4%) (a)	16,823	259,915
JNL/Invesco Diversified Dividend Fund - Class I (15.4%) (a)	11,945	163,403
JNL/JPMorgan MidCap Growth Fund - Class I (2.9%) (a)	1,553	80,215
JNL/JPMorgan U.S. Value Fund - Class I (3.7%) (a)	4,048	61,123
JNL/Newton Equity Income Fund - Class I (2.1%) (a)	1,549	40,785
JNL/T. Rowe Price Established Growth Fund - Class I (3.6%) (a)	5,401	270,464
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (0.8%) (a)	628	40,680
JNL/T. Rowe Price Value Fund - Class I (6.1%) (a)	12,315	286,082
JNL/WMC Value Fund - Class I (12.2%) (a)	6,019	182,620
		1,745,144
Domestic Fixed Income 36.2%
JNL/DoubleLine Core Fixed Income Fund - Class I (4.2%) (a)	9,359	121,953
JNL/DoubleLine Total Return Fund - Class I (8.9%) (a)	17,939	181,722
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (7.8%) (a)	8,854	101,816
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (17.1%) (a)	21,380	284,566
JNL/Lord Abbett Short Duration Income Fund - Class I (7.2%) (a)	8,217	81,511
JNL/PIMCO Income Fund - Class I (6.5%) (a)	7,824	82,156
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (8.7%) (a)	7,234	81,380
JNL/PIMCO Real Return Fund - Class I (6.5%) (a)	9,130	101,341
JNL/PPM America High Yield Bond Fund - Class I (5.1%) (a)	5,006	80,995
JNL/PPM America Total Return Fund - Class I (13.9%) (a)	15,332	183,372
JNL/T. Rowe Price Short-Term Bond Fund - Class I (6.8%) (a)	11,886	122,073
JNL/T. Rowe Price U.S. High Yield Fund - Class I (7.8%) (a)	3,992	40,756
		1,463,641
International Equity 8.6%
JNL/Causeway International Value Select Fund - Class I (7.6%) (a)	6,669	104,231
JNL/Lazard International Strategic Equity Fund - Class I (22.2%) (a)	7,650	102,970
JNL/WCM Focused International Equity Fund - Class I (7.6%) (a)	7,314	101,889
JNL/William Blair International Leaders Fund - Class I (4.8%) (a)	3,870	40,708
		349,798
	Shares	Value ($)
Alternative 5.1%
JNL Multi-Manager Alternative Fund - Class I (11.3%) (a)	11,421	122,661
JNL/Blackrock Global Natural Resources Fund - Class I (2.5%) (a)	3,090	41,195
JNL/Neuberger Berman Commodity Strategy Fund - Class I (10.8%) (a)	2,443	41,330
		205,186
Emerging Markets Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (14.5%) (a)	7,960	82,627
Emerging Markets Equity 2.0%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (4.5%) (a)	5,323	41,571
JNL/GQG Emerging Markets Equity Fund - Class I (6.2%) (a)	3,648	40,562
		82,133
Money Market 2.0%
JNL/WMC Government Money Market Fund - Class I (2.4%) (a)	81,109	81,109
Global Equity 1.0%
JNL/Invesco Global Growth Fund - Class I (2.8%) (a)	2,101	40,677
Total Investment Companies (cost $3,892,555)		4,050,315
Total Investments 100.0% (cost $3,892,555)		4,050,315
Other Assets and Liabilities, Net (0.0)%		(677)
Total Net Assets 100.0%		4,049,638

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2022 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL iShares Tactical Growth Fund
INVESTMENT COMPANIES 98.5%
Domestic Equity 48.9%
iShares Cohen & Steers REIT ETF	113	6,174
iShares Core Dividend Growth ETF (a)	446	22,321
iShares Core S&P 500 ETF	73	28,145
iShares Core S&P Mid-Cap ETF	123	29,645
iShares Core S&P Small Cap ETF	152	14,349
iShares Morningstar Value ETF	386	24,395
iShares MSCI USA Momentum Factor ETF	77	11,193
iShares U.S. Technology ETF	129	9,586
		145,808
Domestic Fixed Income 21.4%
BlackRock Ultra Short-Term Bond ETF	121	6,070
iShares 0-5 Year High Yield Corporate Bond ETF (a)	186	7,584
iShares 5-10 Year Investment Grade Corporate Bond ETF	86	4,250
iShares Core U.S. Aggregate Bond ETF	250	24,274
iShares MBS ETF	234	21,679
		63,857
Global Equity 11.0%
iShares Global Healthcare ETF (a)	220	18,712
iShares Global Infrastructure ETF	311	14,243
		32,955
International Equity 10.3%
iShares MSCI EAFE Value ETF (a)	319	14,657
iShares MSCI Intl Quality Factor ETF (a)	500	16,207
		30,864
Emerging Markets Equity 5.9%
iShares Core MSCI Emerging Markets ETF	377	17,590
Alternative 1.0%
iShares U.S. ETF Trust iShares GSCI Commodity Dynamic Roll Strategy ETF (a)	104	2,941
Total Investment Companies (cost $287,334)		294,015
SHORT TERM INVESTMENTS 3.0%
Securities Lending Collateral 1.5%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (c)	4,661	4,661

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares	Value ($)
Investment Companies 1.5%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (c)	4,412	4,412
Total Short Term Investments (cost $9,073)		9,073
Total Investments 101.5% (cost $296,407)		303,088
Other Assets and Liabilities, Net (1.5)%		(4,542)
Total Net Assets 100.0%		298,546

(a)  All or a portion of the security was on loan as of December 31, 2022.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL iShares Tactical Moderate Fund
INVESTMENT COMPANIES 96.5%
Domestic Fixed Income 58.6%
BlackRock Ultra Short-Term Bond ETF	154	7,722
iShares 0-5 Year High Yield Corporate Bond ETF (a)	346	14,139
iShares 0-5 Year TIPS Bond ETF (a)	72	7,016
iShares 5-10 Year Investment Grade Corporate Bond ETF	224	11,066
iShares Core U.S. Aggregate Bond ETF	398	38,599
iShares MBS ETF	368	34,091
		112,633
Domestic Equity 22.4%
iShares Cohen & Steers REIT ETF	24	1,303
iShares Core Dividend Growth ETF	151	7,553
iShares Core S&P 500 ETF	16	5,903
iShares Core S&P Mid-Cap ETF	42	10,195
iShares Core S&P Small Cap ETF	47	4,476
iShares Morningstar Value ETF	96	6,080
iShares MSCI USA Momentum Factor ETF	27	3,906
iShares U.S. Technology ETF (a)	49	3,653
		43,069
Global Equity 6.2%
iShares Global Healthcare ETF (a)	90	7,645
iShares Global Infrastructure ETF	96	4,408
		12,053
International Equity 5.7%
iShares MSCI EAFE Value ETF (a)	100	4,602
iShares MSCI Intl Quality Factor ETF (a)	196	6,358
		10,960
Emerging Markets Equity 3.0%
iShares Core MSCI Emerging Markets ETF	123	5,722
Alternative 0.6%
iShares U.S. ETF Trust iShares GSCI Commodity Dynamic Roll Strategy ETF (a)	40	1,121
Total Investment Companies (cost $196,705)		185,558
SHORT TERM INVESTMENTS 8.9%
Securities Lending Collateral 5.7%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (c)	10,977	10,977
Investment Companies 3.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (c)	6,047	6,047
Total Short Term Investments (cost $17,024)		17,024
Total Investments 105.4% (cost $213,729)		202,582
Other Assets and Liabilities, Net (5.4)%		(10,392)
Total Net Assets 100.0%		192,190

(a)  All or a portion of the security was on loan as of December 31, 2022.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL iShares Tactical Moderate Growth Fund
INVESTMENT COMPANIES 98.1%
Domestic Fixed Income 40.9%
BlackRock Ultra Short-Term Bond ETF	185	9,232
iShares 0-5 Year High Yield Corporate Bond ETF (a)	369	15,103
iShares 0-5 Year TIPS Bond ETF (a)	68	6,631
	Shares	Value ($)
iShares 5-10 Year Investment Grade Corporate Bond ETF	239	11,814
iShares Core U.S. Aggregate Bond ETF	430	41,668
iShares MBS ETF	429	39,791
		124,239
Domestic Equity 35.3%
iShares Cohen & Steers REIT ETF	76	4,167
iShares Core Dividend Growth ETF (a)	348	17,405
iShares Core S&P 500 ETF	54	20,701
iShares Core S&P Mid-Cap ETF	89	21,513
iShares Core S&P Small Cap ETF	114	10,801
iShares Morningstar Value ETF	249	15,736
iShares MSCI USA Momentum Factor ETF	63	9,199
iShares U.S. Technology ETF	104	7,766
		107,288
International Equity 8.9%
iShares MSCI EAFE Value ETF (a)	275	12,607
iShares MSCI Intl Quality Factor ETF (a)	447	14,492
		27,099
Global Equity 8.6%
iShares Global Healthcare ETF (a)	184	15,641
iShares Global Infrastructure ETF	226	10,376
		26,017
Emerging Markets Equity 3.6%
iShares Core MSCI Emerging Markets ETF	233	10,857
Alternative 0.8%
iShares U.S. ETF Trust iShares GSCI Commodity Dynamic Roll Strategy ETF	85	2,382
Total Investment Companies (cost $298,235)		297,882
SHORT TERM INVESTMENTS 3.6%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (c)	6,079	6,079
Securities Lending Collateral 1.6%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (c)	4,935	4,935
Total Short Term Investments (cost $11,014)		11,014
Total Investments 101.7% (cost $309,249)		308,896
Other Assets and Liabilities, Net (1.7)%		(5,195)
Total Net Assets 100.0%		303,701

(a)  All or a portion of the security was on loan as of December 31, 2022.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Vanguard Growth ETF Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 52.9%
Vanguard Dividend Appreciation ETF (a)	1,002	152,099
Vanguard Growth ETF (a)	721	153,576
Vanguard Mid-Cap ETF (a)	470	95,768
Vanguard Real Estate ETF (a)	584	48,182
Vanguard Small-Cap ETF	549	100,803
Vanguard Total Stock Market ETF	1,299	248,379
Vanguard Value ETF	1,619	227,182
		1,025,989
International Equity 19.1%
Vanguard FTSE All-World ex-US Small-Cap Index ETF (a)	402	41,346
Vanguard FTSE Developed Markets ETF	7,870	330,318
		371,664
Domestic Fixed Income 18.3%
Vanguard Intermediate-Term Corporate Bond ETF	715	55,436
Vanguard Mortgage-Backed Securities ETF	1,226	55,816
Vanguard Short-Term Corporate Bond ETF	999	75,106
Vanguard Short-Term Inflation-Protected Securities ETF	752	35,120
Vanguard Total Bond Market ETF	1,331	95,646
Vanguard Ultra-Short Bond ETF (a)	790	38,721
		355,845

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares	Value ($)
Emerging Markets Equity 8.2%
Vanguard FTSE Emerging Markets ETF (a)	4,075	158,841
Emerging Markets Fixed Income 1.5%
Vanguard Emerging Markets Government Bond ETF	485	29,597
Total Investment Companies (cost $2,169,943)		1,941,936
SHORT TERM INVESTMENTS 0.8%
Securities Lending Collateral 0.8%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (c)	15,138	15,138
Total Short Term Investments (cost $15,138)		15,138
Total Investments 100.8% (cost $2,185,081)		1,957,074
Other Assets and Liabilities, Net (0.8)%		(15,555)
Total Net Assets 100.0%		1,941,519

(a)  All or a portion of the security was on loan as of December 31, 2022.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Vanguard Moderate ETF Allocation Fund
INVESTMENT COMPANIES 99.9%
Domestic Fixed Income 55.6%
Vanguard Intermediate-Term Corporate Bond ETF	596	46,173
Vanguard Mortgage-Backed Securities ETF	1,248	56,821
Vanguard Short-Term Corporate Bond ETF	799	60,074
Vanguard Short-Term Inflation-Protected Securities ETF	329	15,349
Vanguard Total Bond Market ETF	1,142	82,068
Vanguard Ultra-Short Bond ETF	459	22,507
		282,992
Domestic Equity 27.0%
Vanguard Dividend Appreciation ETF (a)	185	28,047
Vanguard Growth ETF	69	14,797
Vanguard Mid-Cap ETF	72	14,637
Vanguard Real Estate ETF (a)	54	4,457
Vanguard Small-Cap ETF	53	9,782
Vanguard Total Stock Market ETF (a)	237	45,348
Vanguard Value ETF	144	20,180
		137,248
International Equity 9.2%
Vanguard FTSE All-World ex-US Small-Cap Index ETF (a)	46	4,685
Vanguard FTSE Developed Markets ETF (a)	1,002	42,056
		46,741
Emerging Markets Fixed Income 4.4%
Vanguard Emerging Markets Government Bond ETF	371	22,597
Emerging Markets Equity 3.7%
Vanguard FTSE Emerging Markets ETF (a)	488	19,034
Total Investment Companies (cost $553,528)		508,612
SHORT TERM INVESTMENTS 1.6%
Securities Lending Collateral 1.4%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (c)	7,191	7,191
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (c)	644	644
Total Short Term Investments (cost $7,835)		7,835
Total Investments 101.5% (cost $561,363)		516,447
Other Assets and Liabilities, Net (1.5)%		(7,417)
Total Net Assets 100.0%		509,030

(a)  All or a portion of the security was on loan as of December 31, 2022.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Vanguard Moderate Growth ETF Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 39.1%
Vanguard Dividend Appreciation ETF (a)	350	53,131
Vanguard Growth ETF	232	49,360
	Shares	Value ($)
Vanguard Mid-Cap ETF	145	29,536
Vanguard Real Estate ETF	187	15,420
Vanguard Small-Cap ETF	150	27,493
Vanguard Total Stock Market ETF	518	99,076
Vanguard Value ETF	464	65,155
		339,171
Domestic Fixed Income 37.7%
Vanguard Intermediate-Term Corporate Bond ETF	744	57,679
Vanguard Mortgage-Backed Securities ETF (a)	1,374	62,541
Vanguard Short-Term Corporate Bond ETF	942	70,846
Vanguard Short-Term Inflation-Protected Securities ETF	379	17,699
Vanguard Total Bond Market ETF	1,235	88,718
Vanguard Ultra-Short Bond ETF	596	29,197
		326,680
International Equity 14.0%
Vanguard FTSE All-World ex-US Small-Cap Index ETF	138	14,181
Vanguard FTSE Developed Markets ETF (a)	2,549	106,975
		121,156
Emerging Markets Equity 6.2%
Vanguard FTSE Emerging Markets ETF (a)	1,372	53,499
Emerging Markets Fixed Income 3.0%
Vanguard Emerging Markets Government Bond ETF (a)	427	26,057
Total Investment Companies (cost $920,826)		866,563
SHORT TERM INVESTMENTS 1.2%
Securities Lending Collateral 1.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (c)	10,460	10,460
Total Short Term Investments (cost $10,460)		10,460
Total Investments 101.2% (cost $931,286)		877,023
Other Assets and Liabilities, Net (1.2)%		(10,432)
Total Net Assets 100.0%		866,591

(a)  All or a portion of the security was on loan as of December 31, 2022.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Long Term Investments in Affiliates

The Funds of Funds, except for JNL/American Funds Funds of Funds, invested solely in shares of other affiliated Funds advised by Jackson National Asset Management, LLC. The JNL/American Funds Funds of Funds may invest in underlying funds that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. Based on each Fund’s relative ownership for all or some portion of the year ended December 31, 2022, certain Funds of Funds may be deemed an affiliated person thereof under the 1940 Act. JNL/American Funds Feeder Funds and JNL Mellon Feeder Funds invest primarily all of their investable assets in the respective Master Fund. Due to their ownership of more than 5% of the shares of the Master Fund, certain Feeder Funds may be deemed an affiliated person thereof under the Investment Company Act of 1940. The following table details each Fund's long term investments in affiliates held during the year ended December 31, 2022.

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/American Funds Balanced Fund
American Funds Insurance Series - Asset Allocation Fund - Class 1	2,839,027	472,681	86,689	321,265	3,451	(705,944)	2,522,526	100.0
	2,839,027	472,681	86,689	321,265	3,451	(705,944)	2,522,526	100.0
JNL/American Funds Capital Income Builder Fund
American Funds Insurance Series - Capital Income Builder Fund - Class 1	282,692	110,844	10,448	10,189	905	(32,648)	351,345	100.0
	282,692	110,844	10,448	10,189	905	(32,648)	351,345	100.0
JNL/American Funds Capital World Bond Fund
American Funds Insurance Series - Capital World Bond Fund - Class 1	485,980	12,896	54,092	7,516	(11,942)	(78,058)	354,784	100.0
	485,980	12,896	54,092	7,516	(11,942)	(78,058)	354,784	100.0
JNL/American Funds Global Growth Fund
American Funds Insurance Series - Global Growth Fund - Class 1	1,012,642	130,665	78,960	93,718	15,950	(357,929)	722,368	100.0
	1,012,642	130,665	78,960	93,718	15,950	(357,929)	722,368	100.0
JNL/American Funds Global Small Capitalization Fund
American Funds Insurance Series - Global Small Capitalization Fund - Class 1	929,192	253,023	69,244	225,248	(25,531)	(471,333)	616,107	100.0
	929,192	253,023	69,244	225,248	(25,531)	(471,333)	616,107	100.0
JNL/American Funds Growth Fund
American Funds Insurance Series - Growth Fund - Class 1	4,564,070	937,735	226,676	529,645	58,789	(1,962,301)	3,371,617	100.0
	4,564,070	937,735	226,676	529,645	58,789	(1,962,301)	3,371,617	100.0
JNL/American Funds Growth-Income Fund
American Funds Insurance Series - Growth-Income Fund - Class 1	10,618,057	1,085,981	416,144	1,015,106	85,269	(2,820,908)	8,552,255	100.0
	10,618,057	1,085,981	416,144	1,015,106	85,269	(2,820,908)	8,552,255	100.0
JNL/American Funds International Fund
American Funds Insurance Series - International Fund - Class 1	1,846,144	258,758	120,765	235,461	(34,428)	(579,542)	1,370,167	100.0
	1,846,144	258,758	120,765	235,461	(34,428)	(579,542)	1,370,167	100.0
JNL/American Funds New World Fund
American Funds Insurance Series - New World Fund - Class 1	1,773,065	194,218	118,705	150,110	(1,821)	(535,443)	1,311,314	100.0
	1,773,065	194,218	118,705	150,110	(1,821)	(535,443)	1,311,314	100.0
JNL/American Funds Washington Mutual Investors Fund
American Funds Insurance Series - Washington Mutual Investors Fund - Class 1	4,016,089	957,346	259,625	885,377	(4,785)	(1,214,911)	3,494,114	100.0
	4,016,089	957,346	259,625	885,377	(4,785)	(1,214,911)	3,494,114	100.0
JNL/Mellon Bond Index Fund
JNL Bond Index Fund - Class I	1,320,210	26,924	163,541	—	(14,228)	(152,703)	1,016,662	100.0
	1,320,210	26,924	163,541	—	(14,228)	(152,703)	1,016,662	100.0
JNL/Mellon Emerging Markets Index Fund
JNL Emerging Markets Index Fund - Class I	1,069,188	27,150	83,215	—	(21,376)	(174,243)	817,504	100.0
	1,069,188	27,150	83,215	—	(21,376)	(174,243)	817,504	100.0
JNL/Mellon International Index Fund
JNL International Index Fund - Class I	2,645,648	104,869	185,510	74,127	(24,276)	(413,885)	2,126,846	100.0
	2,645,648	104,869	185,510	74,127	(24,276)	(413,885)	2,126,846	100.0
JNL/Mellon S&P 400 MidCap Index Fund
JNL Mid Cap Index Fund - Class I	3,850,651	53,613	336,181	—	(28,523)	(472,999)	3,066,561	100.0
	3,850,651	53,613	336,181	—	(28,523)	(472,999)	3,066,561	100.0

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Mellon Small Cap Index Fund
JNL Small Cap Index Fund - Class I	2,981,337	61,494	235,863	—	(19,650)	(455,881)	2,331,437	100.0
	2,981,337	61,494	235,863	—	(19,650)	(455,881)	2,331,437	100.0
JNL Aggressive Growth Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	18,252	4,614	729	—	61	(2,018)	20,180	1.5
JNL Multi-Manager Emerging Markets Equity Fund - Class I	63,094	4,137	18,394	3,077	(1,943)	(15,331)	31,563	2.3
JNL Multi-Manager International Small Cap Fund - Class I	82,704	11,260	12,081	8,243	2,233	(34,165)	49,951	3.7
JNL Multi-Manager Mid Cap Fund - Class I	188,696	106	38,030	—	12,935	(42,353)	121,354	9.0
JNL Multi-Manager Small Cap Growth Fund - Class I	48,826	2,397	7,323	—	1,388	(15,873)	29,415	2.2
JNL Multi-Manager Small Cap Value Fund - Class I	59,334	67	12,291	—	2,172	(8,969)	40,313	3.0
JNL Multi-Manager U.S. Select Equity Fund - Class I	—	70,115	—	—	—	(1,542)	68,573	5.1
JNL/Baillie Gifford U.S. Equity Growth Fund - Class I	64,319	3,962	9,334	—	(7,860)	(26,507)	24,580	1.8
JNL/Blackrock Global Natural Resources Fund - Class I	—	20,097	3,199	—	(17)	388	17,269	1.3
JNL/Causeway International Value Select Fund - Class I	129,459	7,090	42,703	1,392	(2,002)	(7,520)	84,324	6.2
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	139,201	455	60,010	—	17,742	(45,472)	51,916	3.8
JNL/DoubleLine Total Return Fund - Class I	54,356	7,608	8,022	—	—	(6,505)	47,437	3.5
JNL/First Sentier Global Infrastructure Fund - Class I	51,857	7,825	16,074	—	4,907	(7,202)	41,313	3.0
JNL/GQG Emerging Markets Equity Fund - Class I	67,771	6,336	7,315	—	1,708	(15,711)	52,789	3.9
JNL/Harris Oakmark Global Equity Fund - Class I	100,836	4,350	13,863	1,877	1,393	(17,587)	75,129	5.6
JNL/Heitman U.S. Focused Real Estate Fund - Class I	38,557	3,739	10,293	3,365	2,114	(13,788)	20,329	1.5
JNL/JPMorgan U.S. Value Fund - Class I	79,154	16,072	12,784	—	4,785	(6,040)	81,187	6.0
JNL/Loomis Sayles Global Growth Fund - Class I	107,889	1,143	23,758	15	4,805	(31,810)	58,269	4.3
JNL/Lord Abbett Short Duration Income Fund - Class I	—	37,751	3,264	285	(36)	(421)	34,030	2.5
JNL/Morningstar Wide Moat Index Fund - Class I	128,471	17,248	34,467	17,068	8,721	(41,885)	78,088	5.8
JNL/Neuberger Berman Commodity Strategy Fund - Class I	—	31,073	2,116	—	51	(1,632)	27,376	2.0
JNL/T. Rowe Price Established Growth Fund - Class I	89,435	2,112	16,851	—	3,778	(37,269)	41,205	3.0
JNL/T. Rowe Price Value Fund - Class I	128,710	228	40,014	—	10,753	(25,132)	74,545	5.5
JNL/WCM Focused International Equity Fund - Class I	174,906	18,184	39,298	16,308	8,101	(72,945)	88,948	6.6
JNL/Westchester Capital Event Driven Fund - Class I	11,793	920	2,053	—	361	(741)	10,280	0.8
JNL/WMC Equity Income Fund - Class I	—	82,380	3,388	—	(66)	2,999	81,925	6.1
	1,827,620	361,269	437,654	51,630	76,084	(475,031)	1,352,288	100.0
JNL Conservative Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	54,625	1,614	11,999	—	864	(6,279)	38,825	6.5
JNL Multi-Manager Mid Cap Fund - Class I	13,729	1,572	5,869	—	2,027	(4,081)	7,378	1.2
JNL Multi-Manager Small Cap Growth Fund - Class I	5,872	1,377	2,675	—	(367)	(1,329)	2,878	0.5
JNL Multi-Manager Small Cap Value Fund - Class I	7,858	659	3,283	—	530	(1,322)	4,442	0.7
JNL/Blackrock Global Allocation Fund - Class I	39,070	2,867	11,072	—	425	(6,086)	25,204	4.3
JNL/Causeway International Value Select Fund - Class I	5,887	874	3,331	48	540	(985)	2,985	0.5
JNL/DoubleLine Core Fixed Income Fund - Class I	91,398	4,549	19,835	—	(455)	(10,536)	65,121	11.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	31,187	1,367	9,873	—	(1,158)	(3,792)	17,731	3.0
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	17,639	1,876	10,709	—	1,805	(4,898)	5,713	1.0
JNL/DoubleLine Total Return Fund - Class I	114,653	6,374	24,644	—	(813)	(12,752)	82,818	14.0
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	—	39,578	4,586	—	(139)	(782)	34,071	5.7
JNL/First Sentier Global Infrastructure Fund - Class I	—	6,074	1,599	—	(9)	(28)	4,438	0.7
JNL/GQG Emerging Markets Equity Fund - Class I	9,783	1,434	3,452	—	748	(2,587)	5,926	1.0
JNL/Heitman U.S. Focused Real Estate Fund - Class I	—	3,616	363	382	(13)	(914)	2,326	0.4
JNL/JPMorgan Hedged Equity Fund - Class I	13,650	578	5,443	42	705	(1,944)	7,546	1.3
JNL/JPMorgan U.S. Value Fund - Class I	9,780	6,787	4,797	—	109	(58)	11,821	2.0
JNL/Loomis Sayles Global Growth Fund - Class I	7,853	1,010	6,849	—	(1,740)	(274)	—	—
JNL/Lord Abbett Short Duration Income Fund - Class I	35,042	13,545	7,175	332	(280)	(1,720)	39,412	6.6
JNL/Morningstar Wide Moat Index Fund - Class I	17,612	3,764	8,983	1,889	733	(4,402)	8,724	1.5
JNL/Neuberger Berman Commodity Strategy Fund - Class I	—	10,009	2,113	—	51	(401)	7,546	1.3
JNL/PIMCO Income Fund - Class I	68,343	1,964	15,780	—	156	(5,422)	49,261	8.3
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	42,802	1,740	8,079	—	(594)	(6,236)	29,633	5.0
JNL/PIMCO Real Return Fund - Class I	15,616	527	2,601	—	296	(1,970)	11,868	2.0
JNL/PPM America Total Return Fund - Class I	71,998	2,169	20,301	—	647	(10,087)	44,426	7.5
JNL/T. Rowe Price Capital Appreciation Fund - Class I	39,072	5,604	7,685	—	2,552	(6,946)	32,597	5.5
JNL/T. Rowe Price U.S. High Yield Fund - Class I	50,748	1,514	12,679	—	188	(7,232)	32,539	5.5
JNL/WCM Focused International Equity Fund - Class I	15,692	4,598	9,241	1,047	94	(5,329)	5,814	1.0
JNL/WMC Equity Income Fund - Class I	—	13,113	1,783	—	13	521	11,864	2.0
	779,909	140,753	226,799	3,740	6,915	(107,871)	592,907	100.0
JNL Growth Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	81,173	36,735	7,414	—	444	(9,785)	101,153	3.5

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Multi-Manager Emerging Markets Equity Fund - Class I	74,663	17,246	15,805	5,110	(21)	(23,298)	52,785	1.8
JNL Multi-Manager International Small Cap Fund - Class I	109,032	37,588	6,235	14,766	323	(51,042)	89,666	3.1
JNL Multi-Manager Mid Cap Fund - Class I	237,555	73,702	43,079	—	13,317	(58,283)	223,212	7.7
JNL Multi-Manager Small Cap Growth Fund - Class I	67,753	16,324	5,969	—	934	(23,006)	56,036	2.0
JNL Multi-Manager Small Cap Value Fund - Class I	81,183	19,925	11,811	—	1,390	(11,739)	78,948	2.7
JNL Multi-Manager U.S. Select Equity Fund - Class I	—	113,227	—	—	—	(2,489)	110,738	3.8
JNL/Baillie Gifford U.S. Equity Growth Fund - Class I	73,607	15,037	5,148	—	(5,866)	(38,311)	39,319	1.4
JNL/Blackrock Global Natural Resources Fund - Class I	—	35,181	6,003	—	26	453	29,657	1.0
JNL/Causeway International Value Select Fund - Class I	182,835	66,890	54,003	2,974	(2,783)	(11,552)	181,387	6.3
JNL/DoubleLine Core Fixed Income Fund - Class I	54,114	86,784	14,077	—	155	(6,158)	120,818	4.2
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	40,622	15,373	18,821	—	(1,829)	(5,582)	29,763	1.0
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	169,450	52,957	94,362	—	25,538	(69,735)	83,848	2.9
JNL/DoubleLine Total Return Fund - Class I	142,039	79,254	36,111	—	260	(19,182)	166,260	5.8
JNL/First Sentier Global Infrastructure Fund - Class I	75,840	43,968	26,305	—	7,658	(12,620)	88,541	3.1
JNL/GQG Emerging Markets Equity Fund - Class I	87,781	26,250	9,260	—	2,225	(22,435)	84,561	2.9
JNL/Harris Oakmark Global Equity Fund - Class I	108,404	42,704	16,817	2,839	1,517	(22,509)	113,299	3.9
JNL/Heitman U.S. Focused Real Estate Fund - Class I	42,006	17,916	4,939	5,978	793	(19,641)	36,135	1.3
JNL/JPMorgan U.S. Value Fund - Class I	97,418	54,470	13,327	—	4,998	(6,718)	136,841	4.7
JNL/Loomis Sayles Global Growth Fund - Class I	128,144	41,448	37,040	24	6,112	(43,214)	95,450	3.3
JNL/Lord Abbett Short Duration Income Fund - Class I	33,853	85,764	14,679	850	(627)	(2,588)	101,723	3.5
JNL/Morningstar Wide Moat Index Fund - Class I	168,671	88,654	65,014	29,950	16,329	(71,245)	137,395	4.8
JNL/Neuberger Berman Commodity Strategy Fund - Class I	—	55,499	2,825	—	118	(3,518)	49,274	1.7
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	47,351	10,478	6,705	—	131	(8,036)	43,219	1.5
JNL/T. Rowe Price Established Growth Fund - Class I	107,056	41,690	19,961	—	2,113	(50,246)	80,652	2.8
JNL/T. Rowe Price U.S. High Yield Fund - Class I	64,969	26,433	15,789	—	(243)	(10,911)	64,459	2.2
JNL/T. Rowe Price Value Fund - Class I	162,553	53,578	50,177	—	13,132	(34,673)	144,413	5.0
JNL/WCM Focused International Equity Fund - Class I	244,101	108,374	59,344	33,477	9,598	(119,566)	183,163	6.3
JNL/Westchester Capital Event Driven Fund - Class I	27,115	8,898	6,343	—	1,127	(2,163)	28,634	1.0
JNL/WMC Equity Income Fund - Class I	—	141,470	7,676	—	(117)	5,418	139,095	4.8
	2,709,288	1,513,817	675,039	95,968	96,752	(754,374)	2,890,444	100.0
JNL Moderate Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	165,281	3,540	24,494	—	1,170	(18,427)	127,070	6.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	34,663	1,731	10,505	1,582	1,556	(11,160)	16,285	0.8
JNL Multi-Manager International Small Cap Fund - Class I	33,904	3,806	9,093	2,646	1,906	(14,362)	16,161	0.8
JNL Multi-Manager Mid Cap Fund - Class I	98,169	4,015	22,660	—	5,984	(21,701)	63,807	3.0
JNL Multi-Manager Small Cap Growth Fund - Class I	39,401	3,039	9,357	—	2,607	(14,848)	20,842	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	54,515	1,468	6,978	—	1,732	(8,208)	42,529	2.0
JNL Multi-Manager U.S. Select Equity Fund - Class I	—	41,000	—	—	—	(902)	40,098	1.9
JNL/Blackrock Global Allocation Fund - Class I	110,875	13	30,972	—	536	(16,708)	63,744	3.0
JNL/Causeway International Value Select Fund - Class I	62,608	12,132	26,561	721	(795)	(3,808)	43,576	2.0
JNL/DoubleLine Core Fixed Income Fund - Class I	178,523	25,796	31,391	—	10	(21,006)	151,932	7.2
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	96,216	924	28,024	—	(3,245)	(12,188)	53,683	2.5
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	84,231	533	41,866	—	11,201	(28,264)	25,835	1.2
JNL/DoubleLine Total Return Fund - Class I	288,049	13,970	56,153	—	560	(34,098)	212,328	10.0
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	—	100,493	7,679	—	(198)	(2,056)	90,560	4.3
JNL/First Sentier Global Infrastructure Fund - Class I	56,779	6,161	18,192	—	3,546	(5,436)	42,858	2.0
JNL/GQG Emerging Markets Equity Fund - Class I	41,324	10,526	6,419	—	787	(9,624)	36,594	1.7
JNL/Harris Oakmark Global Equity Fund - Class I	55,298	1,174	10,647	929	2,304	(10,856)	37,273	1.8
JNL/Heitman U.S. Focused Real Estate Fund - Class I	35,878	1,961	21,642	1,572	4,905	(11,616)	9,486	0.4
JNL/JPMorgan Hedged Equity Fund - Class I	41,359	663	11,301	148	1,915	(5,594)	27,042	1.3
JNL/JPMorgan U.S. Value Fund - Class I	55,976	27,100	18,408	—	278	(1,015)	63,931	3.0
JNL/Loomis Sayles Global Growth Fund - Class I	67,073	1,652	32,644	5	6,414	(22,215)	20,280	0.9
JNL/Lord Abbett Short Duration Income Fund - Class I	96,235	42,041	15,443	979	(599)	(4,956)	117,278	5.5
JNL/Morningstar Wide Moat Index Fund - Class I	111,072	14,906	37,721	13,352	5,730	(32,854)	61,133	2.9
JNL/Neuberger Berman Commodity Strategy Fund - Class I	—	36,354	2,816	—	45	(1,746)	31,837	1.5
JNL/PIMCO Income Fund - Class I	158,961	453	29,040	—	1,471	(13,799)	118,046	5.6
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	109,824	1,166	19,286	—	(1,406)	(15,862)	74,436	3.5
JNL/PIMCO Real Return Fund - Class I	55,411	614	8,562	—	1,318	(7,246)	41,535	2.0
JNL/PPM America Total Return Fund - Class I	164,877	1,681	27,660	—	1,162	(23,025)	117,035	5.5
JNL/T. Rowe Price Capital Appreciation Fund - Class I	166,280	376	14,261	—	3,758	(22,620)	133,533	6.3

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/T. Rowe Price Established Growth Fund - Class I	67,910	4,880	16,522	—	1,965	(28,423)	29,810	1.4
JNL/T. Rowe Price U.S. High Yield Fund - Class I	131,501	428	23,939	—	1,077	(19,387)	89,680	4.2
JNL/WCM Focused International Equity Fund - Class I	97,298	8,152	28,253	7,849	5,569	(40,039)	42,727	2.0
JNL/WMC Equity Income Fund - Class I	—	61,056	4,772	—	13	2,539	58,836	2.8
	2,759,491	433,804	653,261	29,783	63,276	(481,510)	2,121,800	100.0
JNL Moderate Growth Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	251,317	1,046	36,847	—	2,385	(27,766)	190,135	5.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	99,664	4,810	28,472	4,740	2,200	(29,575)	48,627	1.3
JNL Multi-Manager International Small Cap Fund - Class I	101,765	11,758	16,288	9,656	2,518	(41,540)	58,213	1.5
JNL Multi-Manager Mid Cap Fund - Class I	319,231	315	79,537	—	23,027	(73,902)	189,134	5.0
JNL Multi-Manager Small Cap Growth Fund - Class I	95,894	3,139	15,638	—	3,756	(31,815)	55,336	1.5
JNL Multi-Manager Small Cap Value Fund - Class I	114,449	—	25,767	—	2,973	(15,795)	75,860	2.0
JNL Multi-Manager U.S. Select Equity Fund - Class I	—	116,406	—	—	—	(2,561)	113,845	3.0
JNL/Blackrock Global Allocation Fund - Class I	177,095	—	150,783	—	(389)	(25,923)	—	—
JNL/Blackrock Global Natural Resources Fund - Class I	—	33,821	5,284	—	87	492	29,116	0.8
JNL/Causeway International Value Select Fund - Class I	268,648	18,277	91,715	2,898	(4,366)	(15,399)	175,445	4.6
JNL/DoubleLine Core Fixed Income Fund - Class I	225,444	36,861	56,778	—	541	(25,650)	180,418	4.8
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	100,235	14	9,238	—	(496)	(14,158)	76,357	2.0
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	179,156	22	79,488	—	22,584	(57,883)	64,391	1.7
JNL/DoubleLine Total Return Fund - Class I	325,382	28,836	61,122	—	248	(37,838)	255,506	6.8
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	—	167,716	11,504	—	(316)	(1,862)	154,034	4.1
JNL/First Sentier Global Infrastructure Fund - Class I	129,331	9,000	38,077	—	8,910	(13,223)	95,941	2.5
JNL/GQG Emerging Markets Equity Fund - Class I	113,334	9,549	16,750	—	3,695	(26,674)	83,154	2.2
JNL/Harris Oakmark Global Equity Fund - Class I	114,868	1,926	23,021	1,894	2,092	(19,767)	76,098	2.0
JNL/Heitman U.S. Focused Real Estate Fund - Class I	65,415	16,718	10,082	7,855	1,747	(26,460)	47,338	1.3
JNL/JPMorgan Hedged Equity Fund - Class I	75,466	318	11,428	318	2,122	(8,499)	57,979	1.5
JNL/JPMorgan U.S. Value Fund - Class I	155,628	23,749	33,380	—	439	(3,460)	142,976	3.8
JNL/Loomis Sayles Global Growth Fund - Class I	150,485	95	64,536	12	12,449	(50,750)	47,743	1.3
JNL/Lord Abbett Short Duration Income Fund - Class I	112,243	92,081	25,801	1,432	(1,069)	(6,295)	171,159	4.5
JNL/Morningstar Wide Moat Index Fund - Class I	203,588	24,782	65,744	24,778	18,031	(67,160)	113,497	3.0
JNL/Neuberger Berman Commodity Strategy Fund - Class I	—	65,191	4,122	—	139	(4,018)	57,190	1.5
JNL/PIMCO Income Fund - Class I	164,087	1,097	37,896	—	2,068	(14,642)	114,714	3.0
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	100,297	1,735	10,363	—	(793)	(15,363)	75,513	2.0
JNL/PIMCO Real Return Fund - Class I	50,588	510	8,393	—	1,276	(6,634)	37,347	1.0
JNL/PPM America Total Return Fund - Class I	150,079	71	28,201	—	1,285	(20,876)	102,358	2.7
JNL/T. Rowe Price Capital Appreciation Fund - Class I	278,462	11,001	28,344	—	10,270	(42,686)	228,703	6.0
JNL/T. Rowe Price Established Growth Fund - Class I	185,853	4,248	31,005	—	6,335	(77,030)	88,401	2.3
JNL/T. Rowe Price U.S. High Yield Fund - Class I	176,979	1,906	42,008	—	435	(24,739)	112,573	3.0
JNL/T. Rowe Price Value Fund - Class I	203,569	1,000	50,053	—	14,164	(35,920)	132,760	3.5
JNL/WCM Focused International Equity Fund - Class I	332,050	31,525	68,900	31,286	14,403	(137,670)	171,408	4.5
JNL/Westchester Capital Event Driven Fund - Class I	35,089	13	5,371	—	600	(1,661)	28,670	0.8
JNL/WMC Equity Income Fund - Class I	—	135,001	6,813	—	(90)	5,630	133,728	3.5
	5,055,691	854,537	1,278,749	84,869	153,260	(999,072)	3,785,667	100.0
JNL/American Funds Growth Allocation Fund
American Funds Emerging Markets Bond Fund - Class R-6	71,781	4,419	12,429	4,133	(3,791)	(8,895)	51,085	1.6
American Funds Insurance Series - American High-Income Trust - Class 1	62,335	23,966	8,905	5,399	(954)	(10,871)	65,571	2.0
American Funds Insurance Series - Global Growth Fund - Class 1	539,833	64,225	14,410	51,092	3,777	(187,150)	406,275	12.4
	673,949	92,610	35,744	60,624	(968)	(206,916)	522,931	16.0
JNL/American Funds Moderate Growth Allocation Fund
American Funds Emerging Markets Bond Fund - Class R-6	106,615	5,434	31,914	5,344	(9,437)	(8,513)	62,185	2.6
American Funds Insurance Series - American High-Income Trust - Class 1	93,383	12,077	12,450	6,441	(1,360)	(13,639)	78,011	3.3
	199,998	17,511	44,364	11,785	(10,797)	(22,152)	140,196	5.9
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL Multi-Manager Alternative Fund - Class I	80,771	33	12,682	—	910	(9,001)	60,031	3.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	77,214	6,343	35,688	3,004	(1,720)	(15,139)	31,010	1.6
JNL Multi-Manager Mid Cap Fund - Class I	85,583	9,000	9,795	—	3,377	(18,008)	70,157	3.5

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Multi-Manager Small Cap Growth Fund - Class I	25,952	3,377	1,420	—	496	(8,847)	19,558	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	56,033	5	10,107	—	1,820	(8,108)	39,643	2.0
JNL/Blackrock Global Natural Resources Fund - Class I	—	31,747	511	—	(11)	(819)	30,406	1.5
JNL/BlackRock Large Cap Select Growth Fund - Class I	225,387	44,518	9,603	—	3,973	(91,111)	173,164	8.7
JNL/Causeway International Value Select Fund - Class I	54,339	64,297	27,035	1,368	(1,967)	(6,507)	83,127	4.2
JNL/ClearBridge Large Cap Growth Fund - Class I	199,297	68,150	11,175	—	4,773	(75,027)	186,018	9.4
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	40,464	13,322	6,212	—	(232)	(6,442)	40,900	2.1
JNL/DoubleLine Total Return Fund - Class I	26,745	39,515	40,824	—	(4,448)	(1,973)	19,015	1.0
JNL/GQG Emerging Markets Equity Fund - Class I	77,175	100	47,699	—	8,198	(17,863)	19,911	1.0
JNL/Invesco Diversified Dividend Fund - Class I	156,190	450	33,778	—	9,163	(11,731)	120,294	6.1
JNL/Invesco Global Growth Fund - Class I	194,823	3,741	61,842	—	11,525	(67,851)	80,396	4.1
JNL/JPMorgan MidCap Growth Fund - Class I	75,700	3,579	11,171	—	4,698	(23,784)	49,022	2.5
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	—	19,508	75	—	3	396	19,832	1.0
JNL/JPMorgan U.S. Value Fund - Class I	56,921	143	15,459	—	5,921	(7,378)	40,148	2.0
JNL/Lazard International Strategic Equity Fund - Class I	54,200	43,170	7,469	4,303	436	(19,158)	71,179	3.6
JNL/Neuberger Berman Commodity Strategy Fund - Class I	—	33,405	374	—	(8)	(2,926)	30,097	1.5
JNL/Newton Equity Income Fund - Class I	—	29,513	6	—	—	250	29,757	1.5
JNL/PPM America High Yield Bond Fund - Class I	27,066	121	4,285	—	285	(3,255)	19,932	1.0
JNL/PPM America Total Return Fund - Class I	54,026	29	26,371	—	(1,291)	(6,476)	19,917	1.0
JNL/T. Rowe Price Established Growth Fund - Class I	361,219	6,325	82,819	—	25,312	(150,311)	159,726	8.0
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	28,466	48	2,400	—	748	(6,848)	20,014	1.0
JNL/T. Rowe Price Short-Term Bond Fund - Class I	—	42,575	2,254	—	(43)	(604)	39,674	2.0
JNL/T. Rowe Price Value Fund - Class I	400,038	2,898	130,094	—	36,953	(78,839)	230,956	11.6
JNL/WCM Focused International Equity Fund - Class I	198,175	15,621	65,212	14,793	13,066	(81,053)	80,597	4.1
JNL/William Blair International Leaders Fund - Class I	54,832	8,069	2,547	6,793	(273)	(19,917)	40,164	2.0
JNL/WMC Government Money Market Fund - Class I	—	39,585	30	193	—	—	39,555	2.0
JNL/WMC Value Fund - Class I	172,236	694	46,657	—	11,342	(18,027)	119,588	6.0
	2,782,852	529,881	705,594	30,454	133,006	(756,357)	1,983,788	100.0
JNL/Goldman Sachs Managed Conservative Fund
JNL Multi-Manager Alternative Fund - Class I	34,781	267	5,791	—	458	(3,892)	25,823	3.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	11,263	2,722	1,783	830	(598)	(2,998)	8,606	1.0
JNL Multi-Manager Mid Cap Fund - Class I	11,688	913	2,301	—	814	(2,601)	8,513	1.0
JNL Multi-Manager Small Cap Growth Fund - Class I	10,885	3,824	2,905	—	691	(4,221)	8,274	1.0
JNL/Blackrock Global Natural Resources Fund - Class I	—	20,714	3,033	—	(239)	(297)	17,145	2.0
JNL/BlackRock Large Cap Select Growth Fund - Class I	22,922	4,535	6,592	—	701	(9,292)	12,274	1.4
JNL/Causeway International Value Select Fund - Class I	11,640	1,020	7,266	70	(838)	(254)	4,302	0.5
JNL/ClearBridge Large Cap Growth Fund - Class I	11,552	2,077	1,496	—	627	(4,439)	8,321	1.0
JNL/DFA U.S. Core Equity Fund - Class I	29,176	3,303	7,455	—	2,508	(6,560)	20,972	2.5
JNL/DoubleLine Core Fixed Income Fund - Class I	80,938	414	11,623	—	(235)	(9,811)	59,683	7.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	57,868	657	35,187	—	1,464	(7,646)	17,156	2.0
JNL/DoubleLine Total Return Fund - Class I	115,529	6,806	31,029	—	(1,687)	(12,997)	76,622	9.0
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	34,680	43,219	10,547	—	(98)	(7,527)	59,727	7.0
JNL/Invesco Diversified Dividend Fund - Class I	23,452	1,036	7,148	—	1,257	(1,500)	17,097	2.0
JNL/Invesco Global Growth Fund - Class I	11,463	1,524	9,558	—	791	(4,220)	—	—
JNL/JPMorgan MidCap Growth Fund - Class I	11,209	3,180	2,956	—	1,089	(4,143)	8,379	1.0
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	63,553	51,314	12,513	—	(53)	(8,319)	93,982	11.0
JNL/Lazard International Strategic Equity Fund - Class I	11,459	976	5,856	260	(53)	(2,238)	4,288	0.5
JNL/Lord Abbett Short Duration Income Fund - Class I	46,298	26,772	10,521	508	95	(2,354)	60,290	7.1
JNL/Neuberger Berman Strategic Income Fund - Class I	46,376	60	7,547	—	254	(4,970)	34,173	4.0
JNL/PIMCO Income Fund - Class I	58,073	82	10,653	—	509	(4,970)	43,041	5.1
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	127,236	3,048	66,352	—	(8,267)	(14,338)	41,327	4.9
JNL/PIMCO Real Return Fund - Class I	46,515	377	7,826	—	1,275	(6,155)	34,186	4.0
JNL/PPM America High Yield Bond Fund - Class I	46,490	202	34,810	—	3,464	(6,819)	8,527	1.0
JNL/PPM America Total Return Fund - Class I	80,974	553	10,899	—	358	(11,255)	59,731	7.0
JNL/T. Rowe Price Established Growth Fund - Class I	22,499	4,864	10,862	—	2,296	(10,692)	8,105	1.0
JNL/T. Rowe Price Short-Term Bond Fund - Class I	46,241	45,259	20,929	—	1,043	(2,746)	68,868	8.1
JNL/T. Rowe Price U.S. High Yield Fund - Class I	23,244	175	12,088	—	(23)	(2,779)	8,529	1.0
JNL/T. Rowe Price Value Fund - Class I	35,105	1,862	16,603	—	5,078	(8,871)	16,571	1.9
JNL/WCM Focused International Equity Fund - Class I	23,096	2,920	19,931	—	(744)	(5,341)	—	—
JNL/WMC Government Money Market Fund - Class I	—	17,063	9	83	—	—	17,054	2.0
	1,156,205	251,738	394,069	1,751	11,937	(174,245)	851,566	100.0
JNL/Goldman Sachs Managed Growth Fund
JNL Multi-Manager Alternative Fund - Class I	171,929	7	30,763	—	2,317	(19,370)	124,120	3.0

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Multi-Manager Emerging Markets Equity Fund - Class I	135,489	4,776	68,294	4,179	6,124	(35,384)	42,711	1.1
JNL Multi-Manager Mid Cap Fund - Class I	178,248	18,500	21,134	—	4,904	(35,424)	145,094	3.5
JNL Multi-Manager Small Cap Growth Fund - Class I	54,258	9,175	5,634	—	1,792	(19,551)	40,040	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	118,189	—	22,349	—	3,883	(16,979)	82,744	2.0
JNL/Blackrock Global Natural Resources Fund - Class I	—	66,739	1,772	—	(37)	(1,929)	63,001	1.5
JNL/BlackRock Large Cap Select Growth Fund - Class I	350,636	112,242	17,951	—	6,984	(152,173)	299,738	7.3
JNL/Causeway International Value Select Fund - Class I	85,858	104,926	49,607	2,113	(1,697)	(11,542)	127,938	3.1
JNL/ClearBridge Large Cap Growth Fund - Class I	383,433	96,294	4,001	—	1,881	(132,822)	344,785	8.4
JNL/DoubleLine Core Fixed Income Fund - Class I	114,447	232	38,358	—	(2,969)	(11,476)	61,876	1.5
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	114,636	3,378	17,681	—	(541)	(15,495)	84,297	2.1
JNL/DoubleLine Total Return Fund - Class I	114,123	66,893	39,004	—	(3,607)	(14,730)	123,675	3.0
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	57,416	92	49,227	—	(7,410)	(871)	—	—
JNL/GQG Emerging Markets Equity Fund - Class I	108,133	2,711	51,672	—	9,213	(26,951)	41,434	1.0
JNL/Invesco Diversified Dividend Fund - Class I	356,604	—	103,915	—	24,789	(28,772)	248,706	6.1
JNL/Invesco Global Growth Fund - Class I	348,132	5,431	156,853	—	31,948	(125,098)	103,560	2.5
JNL/JPMorgan MidCap Growth Fund - Class I	150,780	8,684	18,347	—	7,390	(47,010)	101,497	2.5
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	—	82,046	958	—	40	1,644	82,772	2.0
JNL/JPMorgan U.S. Value Fund - Class I	118,693	—	32,707	—	12,533	(15,580)	82,939	2.0
JNL/Lazard International Strategic Equity Fund - Class I	114,140	60,285	15,415	7,632	924	(34,132)	125,802	3.1
JNL/Lord Abbett Short Duration Income Fund - Class I	—	40,842	27	342	—	186	41,001	1.0
JNL/Neuberger Berman Commodity Strategy Fund - Class I	—	71,005	1,755	—	(52)	(5,993)	63,205	1.6
JNL/Newton Equity Income Fund - Class I	—	41,000	53	—	1	347	41,295	1.0
JNL/PIMCO Income Fund - Class I	57,725	24	52,222	—	39	(5,566)	—	—
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	114,840	272	54,049	—	(5,932)	(13,589)	41,542	1.0
JNL/PIMCO Real Return Fund - Class I	58,278	48,672	35,589	—	(1,239)	(9,105)	61,017	1.5
JNL/PPM America High Yield Bond Fund - Class I	87,058	—	16,106	—	1,125	(10,536)	61,541	1.5
JNL/PPM America Total Return Fund - Class I	171,904	234	47,888	—	3,120	(24,003)	103,367	2.5
JNL/T. Rowe Price Established Growth Fund - Class I	749,743	10,455	164,297	—	48,347	(311,637)	332,611	8.1
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	58,867	49	4,860	—	1,465	(14,153)	41,368	1.0
JNL/T. Rowe Price Short-Term Bond Fund - Class I	—	89,570	5,669	—	(113)	(1,232)	82,556	2.0
JNL/T. Rowe Price Value Fund - Class I	714,328	—	224,063	—	63,920	(138,666)	415,519	10.1
JNL/WCM Focused International Equity Fund - Class I	294,702	20,180	111,684	18,968	21,215	(120,857)	103,556	2.5
JNL/William Blair International Leaders Fund - Class I	116,781	17,966	9,620	13,977	(773)	(41,628)	82,726	2.0
JNL/WMC Government Money Market Fund - Class I	—	81,640	15	399	—	—	81,625	2.0
JNL/WMC Value Fund - Class I	299,324	5,500	64,841	—	15,152	(28,336)	226,799	5.5
	5,798,694	1,069,820	1,538,380	47,610	244,736	(1,468,413)	4,106,457	100.0
JNL/Goldman Sachs Managed Moderate Fund
JNL Multi-Manager Alternative Fund - Class I	82,376	2	14,017	—	1,134	(9,232)	60,263	3.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	53,295	4,799	28,947	1,948	7,799	(16,765)	20,181	1.0
JNL Multi-Manager Mid Cap Fund - Class I	55,680	33	7,326	—	2,653	(11,212)	39,828	2.0
JNL Multi-Manager Small Cap Growth Fund - Class I	26,074	5,001	3,235	—	1,088	(9,511)	19,417	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	27,768	14	4,704	—	(177)	(2,909)	19,992	1.0
JNL/Blackrock Global Natural Resources Fund - Class I	—	32,080	1,101	—	(21)	(866)	30,092	1.5
JNL/BlackRock Large Cap Select Growth Fund - Class I	54,682	24,335	5,887	—	1,032	(26,289)	47,873	2.4
JNL/Causeway International Value Select Fund - Class I	27,640	13,967	7,921	498	(586)	(2,766)	30,334	1.5
JNL/ClearBridge Large Cap Growth Fund - Class I	68,741	24,891	2,871	—	1,253	(23,810)	68,204	3.4
JNL/DFA U.S. Core Equity Fund - Class I	55,538	11,412	8,356	—	3,329	(12,861)	49,062	2.5
JNL/DoubleLine Core Fixed Income Fund - Class I	109,508	3	16,593	—	(73)	(13,245)	79,600	4.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	109,640	1	54,679	—	(2,067)	(12,726)	40,169	2.0
JNL/DoubleLine Total Return Fund - Class I	150,391	7	23,750	—	40	(17,659)	109,029	5.5
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	54,765	49,001	13,528	—	(329)	(10,194)	79,715	4.0
JNL/GQG Emerging Markets Equity Fund - Class I	26,306	3	12,481	—	(1,822)	(2,070)	9,936	0.5
JNL/Invesco Diversified Dividend Fund - Class I	97,639	7	26,640	—	7,546	(8,709)	69,843	3.5
JNL/Invesco Global Growth Fund - Class I	27,249	1,983	21,228	—	2,591	(10,595)	—	—
JNL/JPMorgan MidCap Growth Fund - Class I	53,920	2,017	21,866	—	5,223	(19,648)	19,646	1.0
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	95,738	102,005	15,141	—	91	(13,158)	169,535	8.6
JNL/Lazard International Strategic Equity Fund - Class I	54,490	29,058	17,566	3,022	1,438	(17,293)	50,127	2.5
JNL/Lord Abbett Short Duration Income Fund - Class I	109,639	20,345	24,524	836	285	(5,773)	99,972	5.0
JNL/Neuberger Berman Commodity Strategy Fund - Class I	—	11,021	130	—	—	(980)	9,911	0.5
JNL/Neuberger Berman Strategic Income Fund - Class I	54,973	—	9,500	—	369	(5,895)	39,947	2.0
See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/PIMCO Income Fund - Class I	110,169	—	21,384	—	1,240	(9,534)	80,491	4.1
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	219,015	2,005	103,523	—	(11,800)	(25,927)	79,770	4.0
JNL/PIMCO Real Return Fund - Class I	82,760	3	14,524	—	2,410	(10,907)	59,742	3.0
JNL/PPM America High Yield Bond Fund - Class I	82,727	1	35,618	—	3,448	(10,702)	39,856	2.0
JNL/PPM America Total Return Fund - Class I	191,750	2	36,604	—	1,105	(26,674)	129,579	6.5
JNL/T. Rowe Price Established Growth Fund - Class I	188,770	353	47,680	—	13,219	(79,126)	75,536	3.8
JNL/T. Rowe Price Short-Term Bond Fund - Class I	109,459	56,630	41,824	—	2,125	(6,229)	120,161	6.1
JNL/T. Rowe Price U.S. High Yield Fund - Class I	41,357	1	5,795	—	67	(5,729)	29,901	1.5
JNL/T. Rowe Price Value Fund - Class I	166,941	28	39,409	—	11,411	(28,989)	109,982	5.6
JNL/WCM Focused International Equity Fund - Class I	82,729	1,897	50,765	1,797	5,082	(29,082)	9,861	0.5
JNL/William Blair International Leaders Fund - Class I	27,702	3,334	1,338	3,298	(16)	(9,987)	19,695	1.0
JNL/WMC Government Money Market Fund - Class I	—	39,073	—	191	—	—	39,073	2.0
JNL/WMC Value Fund - Class I	41,950	4	10,601	—	2,849	(4,513)	29,689	1.5
	2,741,381	435,316	751,056	11,590	61,936	(501,565)	1,986,012	100.0
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL Multi-Manager Alternative Fund - Class I	169,469	35	30,179	—	2,412	(19,076)	122,661	3.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	135,647	5,864	78,200	4,036	15,181	(36,921)	41,571	1.0
JNL Multi-Manager Mid Cap Fund - Class I	172,801	1,471	25,364	—	6,442	(32,945)	122,405	3.0
JNL Multi-Manager Small Cap Growth Fund - Class I	54,011	8,462	5,656	—	1,859	(19,264)	39,412	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	57,602	—	10,394	—	1,828	(8,228)	40,808	1.0
JNL/Blackrock Global Natural Resources Fund - Class I	—	43,428	945	—	(16)	(1,272)	41,195	1.0
JNL/BlackRock Large Cap Select Growth Fund - Class I	170,137	71,154	2,541	—	1,000	(82,518)	157,232	3.9
JNL/Causeway International Value Select Fund - Class I	56,591	80,695	22,665	1,719	(657)	(9,733)	104,231	2.6
JNL/ClearBridge Large Cap Growth Fund - Class I	256,375	91,551	4,326	—	1,947	(85,632)	259,915	6.4
JNL/DoubleLine Core Fixed Income Fund - Class I	196,786	12	50,599	—	(3,975)	(20,271)	121,953	3.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	140,916	2,401	42,935	—	60	(17,815)	82,627	2.1
JNL/DoubleLine Total Return Fund - Class I	224,408	53,054	64,265	—	(3,451)	(28,024)	181,722	4.5
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	112,520	24,004	18,828	—	204	(16,084)	101,816	2.5
JNL/GQG Emerging Markets Equity Fund - Class I	81,269	1,496	30,414	—	8,154	(19,943)	40,562	1.0
JNL/Invesco Diversified Dividend Fund - Class I	230,712	1	64,696	—	16,453	(19,067)	163,403	4.1
JNL/Invesco Global Growth Fund - Class I	169,523	11,721	89,711	—	14,105	(64,961)	40,677	1.0
JNL/JPMorgan MidCap Growth Fund - Class I	112,433	11,352	13,230	—	5,067	(35,407)	80,215	2.0
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	112,249	210,405	20,220	—	(725)	(17,143)	284,566	7.0
JNL/JPMorgan U.S. Value Fund - Class I	86,197	—	22,798	—	8,698	(10,974)	61,123	1.5
JNL/Lazard International Strategic Equity Fund - Class I	112,518	57,244	34,523	6,244	969	(33,238)	102,970	2.6
JNL/Lord Abbett Short Duration Income Fund - Class I	56,264	40,726	12,798	682	(478)	(2,203)	81,511	2.0
JNL/Neuberger Berman Commodity Strategy Fund - Class I	—	45,985	590	—	(25)	(4,040)	41,330	1.0
JNL/Neuberger Berman Strategic Income Fund - Class I	56,589	—	49,880	—	(1,470)	(5,239)	—	—
JNL/Newton Equity Income Fund - Class I	—	40,504	62	—	1	342	40,785	1.0
JNL/PIMCO Income Fund - Class I	141,791	11	48,386	—	2,178	(13,438)	82,156	2.0
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	224,892	1,511	106,500	—	(11,867)	(26,656)	81,380	2.0
JNL/PIMCO Real Return Fund - Class I	142,085	17	26,346	—	4,436	(18,851)	101,341	2.5
JNL/PPM America High Yield Bond Fund - Class I	142,139	27	47,595	—	4,350	(17,926)	80,995	2.0
JNL/PPM America Total Return Fund - Class I	281,329	6	60,492	—	1,716	(39,187)	183,372	4.5
JNL/T. Rowe Price Established Growth Fund - Class I	645,475	5	151,181	—	44,460	(268,295)	270,464	6.7
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	57,292	—	4,288	—	(455)	(11,869)	40,680	1.0
JNL/T. Rowe Price Short-Term Bond Fund - Class I	112,238	80,070	65,830	—	1,815	(6,220)	122,073	3.0
JNL/T. Rowe Price U.S. High Yield Fund - Class I	56,845	4	8,343	—	107	(7,857)	40,756	1.0
JNL/T. Rowe Price Value Fund - Class I	518,188	19	176,994	—	49,554	(104,685)	286,082	7.1
JNL/WCM Focused International Equity Fund - Class I	286,334	18,658	109,523	18,658	24,513	(118,093)	101,889	2.5
JNL/William Blair International Leaders Fund - Class I	57,278	7,711	3,582	6,872	(189)	(20,510)	40,708	1.0
JNL/WMC Government Money Market Fund - Class I	—	81,191	82	397	—	—	81,109	2.0
JNL/WMC Value Fund - Class I	231,339	12,500	50,622	—	11,891	(22,488)	182,620	4.5
	5,662,242	1,003,295	1,555,583	38,608	206,092	(1,265,731)	4,050,315	100.0

JNL Growth Allocation Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Public Joint Stock Company Novolipetsk Metallurgical Works	06/19/17	658	—	—
Public Joint Stock Society Inter RAO UES	12/12/16	331	—	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel	04/18/19	522	—	—
Publichnoe Aktsionernoe Obshchestvo Fosagro	06/30/21	1	—	—

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Growth Allocation Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Publichnoe Aktsionernoe Obshchestvo Fosagro	07/01/21	266	—	—
Publichnoe Aktsionernoe Obshchestvo Mobilnye Telesistemy	11/16/20	143	—	—
Publichnoe Aktsionernoe Obshchestvo Severstal	06/25/21	463	—	—
TCS Group Holding PLC	01/10/22	100	—	—
		2,484	—	—

Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value under U.S. GAAP, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund's investments under FASB ASC Topic 820 guidance and are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds. Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments.

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Bond Index Fund
GOVERNMENT AND AGENCY OBLIGATIONS 72.2%
U.S. Treasury Note 32.9%
Treasury, United States Department of
0.13%, 01/15/24 - 02/15/24	6,355	6,046
0.88%, 01/31/24 - 11/15/30	13,870	11,994
2.25%, 01/31/24 - 11/15/27	14,295	13,552
2.50%, 01/31/24 - 03/31/27	12,966	12,538
1.50%, 02/29/24 - 01/31/27	15,675	14,761
2.13%, 02/29/24 - 05/31/26	10,466	10,018
2.38%, 02/29/24 - 03/31/29	5,639	5,243
0.38%, 04/15/24 - 09/30/27	35,814	32,214
2.00%, 04/30/24 - 11/15/26	9,284	8,847
0.25%, 05/15/24 - 10/31/25	14,010	12,681
1.75%, 06/30/24 - 11/15/29	9,525	9,057
3.00%, 06/30/24 - 10/31/25	7,535	7,319
1.25%, 08/31/24 - 08/15/31	27,565	23,669
1.88%, 08/31/24 - 02/15/32	12,125	10,850
3.25%, 08/31/24 (a)	1,905	1,866
4.25%, 09/30/24 (a)	1,835	1,826
0.63%, 10/15/24 - 08/15/30	25,711	21,594
4.38%, 10/31/24 (a)	1,500	1,496
0.75%, 11/15/24 - 01/31/28	14,580	12,947
4.50%, 11/30/24 (a)	1,760	1,760
4.25%, 12/31/24 - 10/15/25	1,900	1,897
1.13%, 01/15/25 - 08/31/28	15,305	13,561
1.38%, 01/31/25 - 11/15/31	11,701	10,018
2.75%, 02/28/25 - 08/15/32	12,797	12,012
2.63%, 03/31/25 - 05/31/27	4,510	4,305
2.88%, 06/15/25 - 05/15/32	12,137	11,435
3.13%, 08/15/25 - 11/15/28	8,895	8,529
3.50%, 09/15/25	80	78
4.50%, 11/15/25	1,675	1,685
4.00%, 12/15/25	1,670	1,660
1.63%, 02/15/26 - 05/15/31	18,377	16,338
0.50%, 02/28/26 - 10/31/27	14,295	12,385
3.25%, 06/30/27 - 06/30/29	2,485	2,396
4.13%, 09/30/27 - 11/15/32	5,210	5,267
3.88%, 11/30/27 - 12/31/29	5,055	5,027
1.00%, 07/31/28	4,310	3,662
1.13%, 02/15/31 (b)	6,465	5,266
		335,799
Mortgage-Backed Securities 27.7%
Federal Home Loan Mortgage Corporation
4.50%, 05/01/23 - 09/01/52	2,435	2,385
3.50%, 10/01/23 - 05/01/52	7,079	6,591
3.00%, 02/01/24 - 04/01/52	10,640	9,634
4.00%, 02/01/24 - 07/01/52	5,103	4,893
5.00%, 03/01/26 - 10/01/49	823	834
2.50%, 08/01/27 - 05/01/52	19,696	17,037
6.50%, 07/01/28 - 03/01/39	82	88
5.50%, 11/01/28 - 02/01/40	359	366
2.00%, 01/01/29 - 03/01/52	28,403	23,691
6.00%, 02/01/29 - 05/01/40	239	250
1.50%, 02/01/36 - 03/01/52	7,560	6,101
Federal National Mortgage Association, Inc.
5.00%, 09/01/23 - 06/01/49	1,257	1,266
4.00%, 03/01/24 - 09/01/52	9,167	8,797
4.50%, 04/01/24 - 06/01/49	2,596	2,563
6.00%, 05/01/24 - 09/01/39	500	523
3.50%, 09/01/25 - 06/01/52	13,920	12,964
3.00%, 11/01/26 - 03/01/52	22,076	19,934
2.50%, 03/01/27 - 05/01/52	35,202	30,382
2.00%, 09/01/28 - 06/01/52	39,285	32,737
5.50%, 01/01/32 - 02/01/42	746	769
6.50%, 07/01/32 - 12/01/38	159	167
1.50%, 09/01/35 - 09/01/51	9,668	7,945
7.00%, 12/01/35 - 02/01/38	12	13
TBA, 1.50%, 01/15/38 (c)	1,750	1,519
TBA, 2.00%, 01/15/38 - 01/15/53 (c)	15,575	12,889
TBA, 3.00%, 01/15/38 - 01/15/53 (c)	1,050	930
TBA, 3.50%, 01/15/38 - 01/15/53 (c)	1,475	1,358
TBA, 4.00%, 01/15/38 - 02/15/53 (c)	2,450	2,304
TBA, 4.50%, 01/15/38 - 02/15/53 (c)	5,200	5,018
TBA, 2.50%, 01/15/53 (c)	2,850	2,416
TBA, 5.00%, 01/15/53 - 02/15/53 (c)	3,500	3,452
TBA, 5.50%, 01/15/53 - 02/15/53 (c)	1,400	1,403
TBA, 6.00%, 02/15/53 (c)	25	25
Government National Mortgage Association
4.00%, 12/15/24 - 09/20/52	4,343	4,181
4.50%, 04/20/26 - 07/20/52	2,227	2,197
3.50%, 05/15/26 - 09/20/52	9,525	8,900
3.00%, 01/20/27 - 06/20/52	12,988	11,734
2.50%, 08/20/27 - 07/20/52	16,829	14,643
8.50%, 06/15/30 - 12/15/30	1	1
6.00%, 05/15/32 - 12/20/40	70	73
5.00%, 03/15/33 - 06/20/49	943	950
5.50%, 08/15/33 - 04/20/43	152	154
6.50%, 07/15/38	3	3
2.00%, 11/20/50 - 05/20/52	10,990	9,251
TBA, 2.00%, 01/15/53 (c)	5,125	4,300
TBA, 2.50%, 01/15/53 (c)	75	65
TBA, 4.00%, 01/15/53 - 02/15/53 (c)	1,625	1,539
TBA, 4.50%, 01/15/53 - 02/15/53 (c)	1,900	1,844
TBA, 5.00%, 01/15/53 - 02/15/53 (c)	1,200	1,189
TBA, 5.50%, 01/15/53 - 02/15/53 (c)	575	578
		282,846
U.S. Treasury Bond 7.4%
Treasury, United States Department of
5.25%, 11/15/28	637	674
4.50%, 02/15/36 - 08/15/39	1,120	1,190
4.75%, 02/15/37 - 02/15/41	2,362	2,571
4.25%, 05/15/39	970	998
4.38%, 11/15/39 - 05/15/41	1,593	1,656
4.63%, 02/15/40	40	43
1.13%, 05/15/40 - 08/15/40	3,235	2,024
3.88%, 08/15/40	963	939
1.38%, 11/15/40 - 08/15/50	5,946	3,443
1.88%, 02/15/41 - 11/15/51	7,380	4,834
2.25%, 05/15/41 - 02/15/52	9,815	6,974
1.75%, 08/15/41	795	544
3.75%, 08/15/41 - 11/15/43	2,835	2,672
3.13%, 11/15/41 - 05/15/48	4,787	4,072
2.38%, 02/15/42 - 05/15/51	6,990	5,163
3.25%, 05/15/42	765	671
2.75%, 08/15/42 - 11/15/47	2,899	2,284
3.38%, 08/15/42 - 11/15/48	3,537	3,126
4.00%, 11/15/42 (a)	630	617
2.88%, 05/15/43 - 05/15/52	4,832	3,897
3.63%, 08/15/43 - 02/15/44	4,746	4,359
3.00%, 11/15/44 - 02/15/49	14,846	12,199
2.50%, 05/15/46	1,955	1,460
2.00%, 02/15/50 - 08/15/51	5,304	3,496
1.25%, 05/15/50	4,047	2,182
1.63%, 11/15/50	3,940	2,350
3.00%, 08/15/52 (a)	910	753
4.00%, 11/15/52	880	884
		76,075
U.S. Government Agency Obligations 1.3%
Federal Farm Credit Banks Consolidated Systemwide Bonds
1.65%, 07/23/35 (d)	225	155
Federal Home Loan Mortgage Corporation
0.38%, 07/21/25 (d)	500	452
0.63%, 11/25/25 (d)	750	671
0.80%, 10/27/26 (d)	200	174
6.75%, 09/15/29 - 03/15/31 (d)	180	210
6.25%, 07/15/32 (a) (d)	605	705
Federal National Mortgage Association, Inc.
2.63%, 09/06/24 (d)	900	874
1.63%, 10/15/24 (d)	500	475
0.63%, 04/22/25 (d)	1,000	918
0.50%, 06/17/25 (d)	1,000	909
0.88%, 12/18/26 (d)	225	196
7.25%, 05/15/30 (d)	540	648
6.63%, 11/15/30 (d)	631	733

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
FHLBanks Office of Finance
2.50%, 02/13/24 (d)	1,000	978
2.13%, 02/28/24 (d)	500	484
2.88%, 09/13/24 (d)	1,200	1,164
0.50%, 04/14/25 (d)	400	367
3.25%, 11/16/28 (d)	1,550	1,489
5.50%, 07/15/36 (d)	700	765
Tennessee Valley Authority
5.25%, 09/15/39 (d)	200	207
5.38%, 04/01/56 (d)	300	314
		12,888
Sovereign 1.2%
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
4.13%, 08/25/27	500	480
6.55%, 03/14/37	250	263
Gobierno De La Republica Oriental Del Uruguay
4.38%, 10/27/27	190	192
4.13%, 11/20/45	200	185
5.10%, 06/18/50	100	99
4.98%, 04/20/55	100	96
Gobierno Federal de los Estados Unidos Mexicanos
3.75%, 01/11/28	400	378
8.30%, 08/15/31	300	351
4.75%, 04/27/32 - 03/08/44	856	730
4.28%, 08/14/41	500	387
5.55%, 01/21/45 (a)	300	270
4.60%, 01/23/46	250	195
5.75%, 10/12/10	100	85
Gouvernement de la Province de Quebec
7.13%, 02/09/24 (a)	250	256
2.88%, 10/16/24	300	291
Government of Canada
1.63%, 01/22/25 (a)	200	190
Government of the Republic of Panama
6.40%, 02/14/35	200	204
6.70%, 01/26/36	400	420
4.50%, 04/16/50	600	456
Israel, Government of
5.50%, 04/26/24	142	143
Japan Bank For International Cooperation
0.50%, 04/15/24	500	473
Koztarsasagi Elnoki Hivatal
5.38%, 03/25/24	250	250
7.63%, 03/29/41	250	272
Manitoba, Province of
3.05%, 05/14/24	350	342
Ministry of Defence State of Israel
2.75%, 07/03/30	400	363
3.38%, 01/15/50	200	153
4.50%, 04/03/20	300	265
Ontario, Government of
3.20%, 05/16/24	300	294
0.63%, 01/21/26	300	267
Presidencia de la Republica de Chile
3.24%, 02/06/28	400	371
Segretariato Generale Della Presidenza Della Repubblica
5.38%, 06/15/33	200	191
The Philippines, Government of
4.20%, 01/21/24	250	247
9.50%, 02/02/30	400	508
1.65%, 06/10/31	300	239
6.38%, 01/15/32	500	556
3.70%, 03/01/41	300	244
5.95%, 10/13/47	200	214
The Province of British Columbia, Government of
6.50%, 01/15/26	70	74
The Republic of Indonesia, The Government of
2.85%, 02/14/30	600	537
5.35%, 02/11/49	200	195
The Republic of Korea, Government of
5.63%, 11/03/25	250	254
Urzad Rady Ministrow
5.50%, 11/16/27	300	307
5.75%, 11/16/32	300	318
		12,605
Commercial Mortgage-Backed Securities 0.9%
Federal Home Loan Mortgage Corporation
Series A2-K039, REMIC, 3.30%, 07/25/24	250	243
Series A2-K046, REMIC, 3.21%, 03/25/25	200	192
Series A2-K062, REMIC, 3.41%, 12/25/26	500	480
Series A2-K082, REMIC, 3.92%, 09/25/28 (e)	750	729
Series A2-K087, REMIC, 3.77%, 12/25/28	500	481
Series A2-K092, REMIC, 3.30%, 04/25/29	400	374
Series A1-K099, REMIC, 2.26%, 06/25/29	370	339
Series A1-K106, REMIC, 1.78%, 10/25/29	484	426
Series A2-K103, REMIC, 2.65%, 11/25/29	600	535
Series A2-K117, REMIC, 1.41%, 08/25/30	500	401
Series A2-K126, REMIC, 2.07%, 01/25/31	400	336
Series AM-K138, REMIC, 1.89%, 01/25/32	300	245
Series K-A2-1516, REMIC, 1.72%, 05/25/35	750	544
Series K-A2-1521, REMIC, 2.18%, 08/25/36	750	563
Federal National Mortgage Association, Inc.
Series 2016-A2-M1, REMIC, 2.94%, 01/25/26 (e)	617	589
Series 2018-A2-M1, REMIC, 2.99%, 12/25/27 (e)	360	337
Series 2018-A2-M14, REMIC, 3.58%, 08/25/28 (e)	478	458
Series 2019-A2-M5, REMIC, 3.27%, 02/25/29	300	280
Series 2019-A2-M12, REMIC, 2.89%, 06/25/29	500	454
Series 2020-A2-M1, REMIC, 2.44%, 10/25/29	500	439
Series 2020-A2-M8, REMIC, 1.82%, 02/25/30	300	253
Series 2020-A2-M14, REMIC, 1.78%, 05/25/30	330	278
Series 2022-A2-M1, REMIC, 1.67%, 10/25/31 (e)	300	236
		9,212
Municipal 0.8%
Atlanta, City of
2.26%, 11/01/35	400	303
Bay Area Toll Authority
6.26%, 04/01/49	200	227
California, State of
3.50%, 04/01/28	80	75
7.55%, 04/01/39	300	375
Chicago Transit Authority
6.90%, 12/01/40	195	216
Connecticut, State of
5.85%, 03/15/32	125	132
Cook, County of
6.23%, 11/15/34	100	108
Dallas Convention Center Hotel Development Corporation
7.09%, 01/01/42	200	218
Dallas County Hospital District
5.62%, 08/15/44	300	318
Dallas Independent School District
6.45%, 02/15/35	300	301
District of Columbia, Government of
5.59%, 12/01/34	220	229
Illinois, State of
7.35%, 07/01/35	371	391
Los Angeles Department of Water and Power
5.72%, 07/01/39	245	262
Los Angeles Unified School District
5.76%, 07/01/29	200	207
Massachusetts, Commonwealth of
4.91%, 05/01/29	300	299
Municipal Electric Authority of Georgia
7.06%, 04/01/57	193	195
New Jersey Economic Development Authority
7.43%, 02/15/29	200	215
New Jersey Turnpike Authority
7.10%, 01/01/41	250	301
New York City Municipal Water Finance Authority
6.01%, 06/15/42	235	261

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
New York City Transitional Finance Authority
5.77%, 08/01/36	250	259
Pennsylvania Turnpike Commission
5.51%, 12/01/45	300	301
Rector and Visitors of the University of Virginia
2.26%, 09/01/50	300	183
San Diego County Water Authority
6.14%, 05/01/49	260	288
Texas A&M University
3.66%, 07/01/47	100	82
Texas Department of Transportation
5.18%, 04/01/30	400	408
Texas, State of
5.52%, 04/01/39	200	211
The Ohio State University
4.91%, 06/01/40	200	201
3.80%, 12/01/46	500	419
The Port Authority of New York and New Jersey
6.04%, 12/01/29	200	211
4.46%, 10/01/62	300	260
University of Pittsburgh - of The Commonwealth System of Higher Education
3.56%, 09/15/19	300	183
Wisconsin, State of
5.70%, 05/01/26	350	356
		7,995
Total Government And Agency Obligations (cost $825,328)		737,420
CORPORATE BONDS AND NOTES 25.9%
Financials 8.9%
AerCap Ireland Capital Designated Activity Company
3.88%, 01/23/28	300	271
Ally Financial Inc.
3.88%, 05/21/24	300	292
5.80%, 05/01/25	250	249
American Express Company
3.00%, 10/30/24	400	387
3.30%, 05/03/27	300	281
4.05%, 12/03/42	200	172
American International Group, Inc.
2.50%, 06/30/25 (a)	234	220
4.75%, 04/01/48	60	54
4.38%, 06/30/50	350	298
Aon Corporation
3.75%, 05/02/29	300	278
2.80%, 05/15/30	350	299
Arch Capital Group (U.S.) Inc.
5.14%, 11/01/43	150	135
Ares Capital Corporation
4.25%, 03/01/25	300	285
Arthur J. Gallagher & Co.
3.50%, 05/20/51	45	31
Asian Development Bank
1.63%, 03/15/24	300	289
1.50%, 10/18/24 - 01/20/27	1,150	1,053
2.13%, 03/19/25	200	190
0.63%, 04/29/25	240	220
1.00%, 04/14/26	300	270
2.38%, 08/10/27	300	278
2.75%, 01/19/28	400	374
6.38%, 10/01/28	210	232
1.88%, 01/24/30	200	174
Asian Infrastructure Investment Bank
0.50%, 05/28/25	350	318
Athene Holding Ltd
3.95%, 05/25/51 (f)	300	205
Banco Santander, S.A.
2.75%, 05/28/25 (g)	400	375
5.15%, 08/18/25 (g)	400	396
3.80%, 02/23/28 (g)	400	363
Bank of America Corporation
4.00%, 04/01/24 - 01/22/25	450	442
4.20%, 08/26/24	750	739
3.46%, 03/15/25	400	390
2.46%, 10/22/25	400	378
1.32%, 06/19/26	165	149
4.83%, 07/22/26	300	297
1.20%, 10/24/26	300	267
3.59%, 07/21/28	750	690
6.20%, 11/10/28	400	413
3.97%, 03/05/29	150	139
4.27%, 07/23/29	170	159
3.19%, 07/23/30	300	258
2.88%, 10/22/30	400	336
2.50%, 02/13/31	185	150
2.59%, 04/29/31	250	204
1.90%, 07/23/31	150	115
1.92%, 10/24/31	300	229
2.69%, 04/22/32	255	204
2.30%, 07/21/32	200	154
2.57%, 10/20/32	300	235
2.97%, 02/04/33 - 07/21/52	500	368
6.11%, 01/29/37	250	254
3.85%, 03/08/37	200	165
4.24%, 04/24/38	120	102
2.68%, 06/19/41	165	111
3.31%, 04/22/42	195	143
4.44%, 01/20/48	120	102
3.95%, 01/23/49	75	59
4.33%, 03/15/50	300	247
2.83%, 10/24/51	200	124
3.48%, 03/13/52	55	39
Bank of Montreal
1.50%, 01/10/25 (g)	300	280
0.95%, 01/22/27	600	530
4.70%, 09/14/27 (a) (g)	100	99
Banque Developpt Conseil Europe 9
1.38%, 02/27/25	300	281
Barclays PLC
3.65%, 03/16/25 (g)	400	383
2.89%, 11/24/32 (g)	200	152
5.25%, 08/17/45	250	223
Berkshire Hathaway Finance Corporation
4.30%, 05/15/43	200	181
4.20%, 08/15/48	135	119
2.85%, 10/15/50	200	135
Berkshire Hathaway Inc.
3.13%, 03/15/26	220	211
BlackRock, Inc.
2.40%, 04/30/30	200	171
Blackstone Private Credit Fund
2.70%, 01/15/25	400	368
BNP Paribas
4.25%, 10/15/24	250	244
BPCE
4.00%, 04/15/24	200	197
Brookfield Corporation
4.00%, 01/15/25	250	244
Brookfield Financial, Inc.
3.90%, 01/25/28	150	138
Canadian Imperial Bank of Commerce
2.25%, 01/28/25 (g)	200	189
0.95%, 10/23/25 (g)	300	269
Capital One Financial Corporation
4.20%, 10/29/25	500	485
Caterpillar Financial Services Corporation
2.15%, 11/08/24	300	286
Chubb INA Holdings Inc.
4.35%, 11/03/45	150	131
CI Financial Corp.
4.10%, 06/15/51	250	149
Cincinnati Financial Corporation
6.13%, 11/01/34	100	103
Citigroup Inc.
5.50%, 09/13/25	300	302
2.01%, 01/25/26	300	278
3.11%, 04/08/26	250	236
3.20%, 10/21/26	780	722
3.89%, 01/10/28	160	150

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
3.67%, 07/24/28	450	413
4.13%, 07/25/28	250	233
4.08%, 04/23/29	115	105
6.63%, 06/15/32	300	316
3.06%, 01/25/33	300	242
3.79%, 03/17/33	200	172
4.91%, 05/24/33	250	234
6.27%, 11/17/33	300	310
5.88%, 01/30/42	489	491
4.75%, 05/18/46	200	168
4.28%, 04/24/48	60	49
4.65%, 07/23/48	140	121
Citizens Financial Group, Inc.
2.64%, 09/30/32	300	222
CME Group Inc.
3.00%, 03/15/25	200	193
Cooperatieve Rabobank U.A.
3.88%, 08/22/24	400	393
4.38%, 08/04/25	250	244
Corebridge Financial, Inc.
3.65%, 04/05/27 (h)	200	186
3.90%, 04/05/32 (h)	200	175
4.40%, 04/05/52 (h)	200	159
Credit Suisse AG
3.63%, 09/09/24	250	234
3.70%, 02/21/25	300	276
2.95%, 04/09/25	250	225
Credit Suisse Group Funding (Guernsey) Limited
4.88%, 05/15/45	350	242
Deutsche Bank Aktiengesellschaft
2.55%, 01/07/28 (g)	300	255
3.55%, 09/18/31 (g)	300	240
3.73%, 01/14/32 (g)	400	293
Discover Bank
4.25%, 03/13/26	200	191
2.70%, 02/06/30	250	200
Equitable Holdings, Inc.
4.35%, 04/20/28	85	81
5.00%, 04/20/48	100	88
European Bank for Reconstruction and Development
0.50%, 05/19/25	500	456
European Investment Bank
2.25%, 06/24/24	1,300	1,256
1.88%, 02/10/25	600	569
1.63%, 03/14/25	210	198
0.38%, 12/15/25 - 03/26/26	525	468
Fifth Third Bancorp
8.25%, 03/01/38	300	371
FS KKR Capital Corp.
3.40%, 01/15/26	400	355
GE Capital International Funding Company Unlimited Company
3.37%, 11/15/25	500	477
4.42%, 11/15/35	550	508
HSBC Holdings PLC
4.25%, 03/14/24 (g)	150	147
3.80%, 03/11/25 (g)	400	389
5.21%, 08/11/28	300	289
2.21%, 08/17/29 (g)	400	324
3.97%, 05/22/30	300	262
4.76%, 03/29/33 (g)	200	173
5.40%, 08/11/33	500	464
6.10%, 01/14/42	300	313
ING Groep N.V.
3.55%, 04/09/24 (g)	300	294
4.25%, 03/28/33 (g)	200	176
Inter-American Development Bank
2.63%, 01/16/24	500	489
2.13%, 01/15/25	500	477
1.75%, 03/14/25	160	151
0.63%, 07/15/25	500	455
1.50%, 01/13/27	750	675
1.13%, 01/13/31	300	240
4.38%, 01/24/44	100	99
Intercontinental Exchange, Inc.
2.10%, 06/15/30	400	326
4.60%, 03/15/33	250	240
4.25%, 09/21/48	75	63
3.00%, 09/15/60	85	53
5.20%, 06/15/62	250	238
International Bank for Reconstruction and Development
2.25%, 03/28/24	300	291
1.63%, 01/15/25	250	236
0.63%, 04/22/25	430	394
0.38%, 07/28/25	300	271
2.50%, 07/29/25 - 03/29/32	1,640	1,515
0.50%, 10/28/25	500	449
3.13%, 06/15/27	400	383
1.38%, 04/20/28	300	260
1.25%, 02/10/31	195	157
International Finance Corporation
3.63%, 09/15/25	400	392
Japan Bank For International Cooperation
2.13%, 02/10/25	250	237
2.25%, 11/04/26	400	366
2.00%, 10/17/29	400	339
Jefferies Group LLC
4.15%, 01/23/30	150	134
John Deere Capital Corporation
0.45%, 06/07/24	200	188
4.05%, 09/08/25	100	98
0.70%, 01/15/26	300	267
3.45%, 03/07/29	115	107
1.45%, 01/15/31	200	156
JPMorgan Chase & Co.
3.63%, 05/13/24	250	246
3.13%, 01/23/25	305	294
0.56%, 02/16/25	200	189
2.30%, 10/15/25	235	222
2.08%, 04/22/26	250	232
8.00%, 04/29/27	200	222
3.54%, 05/01/28	300	277
2.18%, 06/01/28	500	437
4.85%, 07/25/28	150	146
3.51%, 01/23/29	200	182
4.01%, 04/23/29	150	139
4.20%, 07/23/29	640	597
2.74%, 10/15/30	220	185
2.52%, 04/22/31	405	331
2.96%, 05/13/31	350	288
1.76%, 11/19/31	85	64
2.58%, 04/22/32	200	160
2.96%, 01/25/33	300	244
4.91%, 07/25/33	200	190
5.72%, 09/14/33	100	98
5.60%, 07/15/41	400	400
3.96%, 11/15/48	200	157
3.90%, 01/23/49	105	81
3.11%, 04/22/51	370	246
3.33%, 04/22/52	195	134
KeyBank National Association
4.15%, 08/08/25	250	244
KeyCorp
2.25%, 04/06/27 (a)	250	221
KfW
2.50%, 11/20/24	800	770
2.00%, 05/02/25	680	644
0.38%, 07/18/25	275	249
0.63%, 01/22/26	300	269
0.00%, 06/29/37 (i)	150	81
Landwirtschaftliche Rentenbank
2.50%, 11/15/27	400	370
Lazard Group LLC
4.38%, 03/11/29	300	277
Lloyds Banking Group PLC
3.90%, 03/12/24 (g)	300	295
3.87%, 07/09/25 (g)	250	243
4.34%, 01/09/48	500	366

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Markel Corporation
4.15%, 09/17/50	300	229
Marsh & Mclennan Companies, Inc.
4.90%, 03/15/49	65	60
MetLife, Inc.
3.60%, 04/10/24	250	246
5.70%, 06/15/35	100	105
6.40%, 12/15/36	100	97
5.88%, 02/06/41	300	307
Mitsubishi UFJ Financial Group Inc
3.85%, 03/01/26	500	479
3.84%, 04/17/26	300	289
4.08%, 04/19/28	300	283
5.02%, 07/20/28	300	293
5.35%, 09/13/28	300	297
4.32%, 04/19/33	300	271
4.29%, 07/26/38	300	260
Mizuho Financial Group, Inc.
4.02%, 03/05/28	500	470
2.20%, 07/10/31	200	156
Moody's Corporation
2.00%, 08/19/31	400	317
Morgan Stanley
3.70%, 10/23/24	500	488
4.00%, 07/23/25	750	733
0.86%, 10/21/25	300	275
6.25%, 08/09/26	200	208
4.35%, 09/08/26	300	291
3.63%, 01/20/27	600	566
1.59%, 05/04/27	195	171
1.51%, 07/20/27	200	174
2.70%, 01/22/31	185	153
2.24%, 07/21/32	200	153
2.51%, 10/20/32	130	102
2.94%, 01/21/33	300	243
4.89%, 07/20/33	500	470
6.34%, 10/18/33	130	136
3.22%, 04/22/42	110	81
4.38%, 01/22/47	200	171
Nasdaq, Inc.
1.65%, 01/15/31 (j)	300	229
2.50%, 12/21/40 (j)	100	65
National Australia Bank Limited
2.50%, 07/12/26	500	461
National Rural Utilities Cooperative Finance Corporation
2.95%, 02/07/24	400	391
NatWest Group PLC
4.27%, 03/22/25 (g)	400	390
7.47%, 11/10/26 (g)	400	416
Nomura Holdings, Inc.
2.65%, 01/16/25	200	189
Northern Trust Corporation
3.95%, 10/30/25	250	244
ORIX Corporation
3.70%, 07/18/27	200	187
Owl Rock Capital Corporation
3.40%, 07/15/26	400	350
PNC Bank, National Association
4.20%, 11/01/25	300	293
Prospect Capital Corporation
3.36%, 11/15/26	500	415
Prudential Financial, Inc.
5.20%, 03/15/44	250	238
3.91%, 12/07/47	313	251
4.35%, 02/25/50	300	257
3.70%, 03/13/51	300	229
Royal Bank of Canada
3.38%, 04/14/25 (g)	300	290
3.63%, 05/04/27 (g)	300	286
3.88%, 05/04/32 (a) (g)	300	274
S&P Global Inc.
2.50%, 12/01/29	200	171
Santander Holdings USA, Inc.
4.50%, 07/17/25	500	490
Santander UK Group Holdings PLC
1.09%, 03/15/25	500	468
1.67%, 06/14/27 (g)	500	424
Signature Bank
4.00%, 10/15/30	300	274
State Street Corporation
3.03%, 11/01/34	230	194
Sumitomo Mitsui Financial Group, Inc.
3.45%, 01/11/27	150	140
3.54%, 01/17/28 (a)	200	186
3.04%, 07/16/29	300	260
Synchrony Financial
4.25%, 08/15/24	250	244
The Bank of Nova Scotia
3.45%, 04/11/25 (g)	300	289
1.30%, 09/15/26 (g)	200	175
The Charles Schwab Corporation
1.65%, 03/11/31	300	233
The Export-Import Bank of Korea
3.25%, 11/10/25	400	381
The Goldman Sachs Group, Inc.
1.76%, 01/24/25	300	287
3.75%, 05/22/25	1,000	967
4.25%, 10/21/25	500	489
3.85%, 01/26/27	110	105
1.54%, 09/10/27	150	129
1.95%, 10/21/27	170	149
2.64%, 02/24/28	300	267
3.81%, 04/23/29	150	137
2.60%, 02/07/30	500	417
2.62%, 04/22/32	205	163
2.38%, 07/21/32	200	155
2.65%, 10/21/32	160	126
3.10%, 02/24/33	300	245
6.75%, 10/01/37	350	374
4.41%, 04/23/39	90	78
6.25%, 02/01/41	250	262
3.21%, 04/22/42	125	90
4.75%, 10/21/45	230	202
The Hartford Financial Services Group, Inc.
6.10%, 10/01/41	75	76
The Korea Development Bank
3.38%, 09/16/25	500	478
The PNC Financial Services Group, Inc.
3.15%, 05/19/27	400	374
3.45%, 04/23/29	200	183
2.55%, 01/22/30	400	340
The Progressive Corporation
4.35%, 04/25/44	200	172
4.13%, 04/15/47	50	42
The Toronto-Dominion Bank
0.75%, 09/11/25 (g)	400	358
3.20%, 03/10/32 (g)	200	173
The Travelers Companies, Inc.
6.38%, 03/15/33	200	220
4.00%, 05/30/47	100	81
Toyota Motor Credit Corporation
4.40%, 09/20/24	300	297
2.00%, 10/07/24	170	162
1.80%, 02/13/25	400	376
0.80%, 10/16/25 - 01/09/26	600	536
2.15%, 02/13/30	500	421
1.65%, 01/10/31	100	79
Truist Bank
3.63%, 09/16/25	500	479
Truist Financial Corporation
2.50%, 08/01/24	325	312
U.S. Bancorp
3.15%, 04/27/27	500	470
1.38%, 07/22/30	100	78
U.S. Bank National Association
2.80%, 01/27/25	500	482
Unum Group
4.50%, 12/15/49	300	213

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Wells Fargo & Company
3.00%, 02/19/25 - 10/23/26	1,740	1,625
2.16%, 02/11/26	160	149
4.10%, 06/03/26	200	194
4.54%, 08/15/26	200	196
3.58%, 05/22/28	250	232
4.15%, 01/24/29	130	122
2.57%, 02/11/31	360	298
4.90%, 07/25/33	400	378
3.07%, 04/30/41	600	429
5.61%, 01/15/44	350	337
4.90%, 11/17/45	250	219
4.75%, 12/07/46	200	167
Westpac Banking Corporation
2.85%, 05/13/26	90	84
2.70%, 08/19/26	250	232
4.11%, 07/24/34 (g)	500	428
3.02%, 11/18/36	85	63
4.42%, 07/24/39 (g)	50	41
Willis North America Inc.
3.88%, 09/15/49	300	213
		91,092
Health Care 2.8%
Abbott Laboratories
2.95%, 03/15/25	250	241
1.40%, 06/30/30	300	240
6.00%, 04/01/39	100	109
4.75%, 04/15/43	200	191
AbbVie Inc.
2.60%, 11/21/24	400	383
3.80%, 03/15/25	400	390
3.60%, 05/14/25	140	136
3.20%, 05/14/26 - 11/21/29	550	505
4.25%, 11/14/28	100	97
4.50%, 05/14/35	180	167
4.30%, 05/14/36	115	104
4.05%, 11/21/39	400	342
4.63%, 10/01/42	500	445
4.45%, 05/14/46	140	121
4.88%, 11/14/48	100	92
Aetna Inc.
6.63%, 06/15/36	150	160
4.13%, 11/15/42	200	164
Amgen Inc.
2.60%, 08/19/26	180	166
2.45%, 02/21/30	80	67
2.30%, 02/25/31	350	285
3.15%, 02/21/40	265	196
3.38%, 02/21/50	265	185
4.66%, 06/15/51	408	354
3.00%, 01/15/52	200	129
AstraZeneca PLC
3.38%, 11/16/25	115	111
1.38%, 08/06/30	80	63
6.45%, 09/15/37	250	282
4.38%, 11/16/45 - 08/17/48	130	116
Baxalta Incorporated
4.00%, 06/23/25	250	244
5.25%, 06/23/45	60	57
Baxter International Inc.
1.92%, 02/01/27	145	129
2.54%, 02/01/32	100	80
Becton, Dickinson and Company
3.73%, 12/15/24	193	188
3.70%, 06/06/27	300	284
Biogen Inc.
4.05%, 09/15/25	440	428
Boston Scientific Corporation
1.90%, 06/01/25	400	374
Bristol-Myers Squibb Company
2.90%, 07/26/24	270	262
3.90%, 02/20/28	200	193
3.40%, 07/26/29	75	70
1.45%, 11/13/30	90	71
2.95%, 03/15/32	85	74
4.13%, 06/15/39	100	89
3.55%, 03/15/42	60	49
4.35%, 11/15/47	70	62
4.55%, 02/20/48	70	63
4.25%, 10/26/49	190	164
2.55%, 11/13/50	85	54
Cardinal Health, Inc.
3.75%, 09/15/25	100	97
3.41%, 06/15/27 (a)	200	187
Centene Corporation
2.45%, 07/15/28	365	308
2.63%, 08/01/31	305	240
Cigna Corporation
3.50%, 06/15/24	300	293
4.38%, 10/15/28	210	203
4.80%, 08/15/38 - 07/15/46	820	758
3.88%, 10/15/47	60	46
4.90%, 12/15/48	160	146
Cottage Health
3.30%, 11/01/49	300	213
CVS Health Corporation
4.10%, 03/25/25	400	394
2.88%, 06/01/26	200	187
4.30%, 03/25/28	620	600
3.25%, 08/15/29	600	536
1.75%, 08/21/30	95	75
2.70%, 08/21/40	70	48
5.13%, 07/20/45	200	183
5.05%, 03/25/48	470	424
Elevance Health, Inc.
2.25%, 05/15/30	350	291
4.38%, 12/01/47	80	69
3.60%, 03/15/51	70	53
Eli Lilly and Company
3.38%, 03/15/29	250	234
2.25%, 05/15/50	250	158
2.50%, 09/15/60	300	182
Ge Healthcare Holding LLC
5.65%, 11/15/27 (h)	130	132
5.91%, 11/22/32 (h)	100	104
Gilead Sciences, Inc.
3.65%, 03/01/26	750	724
2.95%, 03/01/27	550	512
1.20%, 10/01/27	210	178
1.65%, 10/01/30	400	317
2.60%, 10/01/40	100	70
4.15%, 03/01/47	150	125
GlaxoSmithKline Capital Inc.
3.88%, 05/15/28	120	115
HCA Inc.
5.00%, 03/15/24	350	348
4.13%, 06/15/29	100	91
5.13%, 06/15/39	50	45
5.50%, 06/15/47	300	268
5.25%, 06/15/49	100	86
Hoag Memorial Hospital Presbyterian
3.80%, 07/15/52	200	159
Humana Inc.
4.95%, 10/01/44	200	182
Johnson & Johnson
2.45%, 03/01/26 - 09/01/60	550	451
3.63%, 03/03/37	100	89
5.95%, 08/15/37	250	279
3.50%, 01/15/48	50	41
MedStar Health, Inc.
3.63%, 08/15/49	200	144
Medtronic, Inc.
4.38%, 03/15/35	200	190
4.63%, 03/15/45	284	266
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	150	125
4.20%, 07/01/55	250	207
Merck & Co., Inc.
2.15%, 12/10/31	120	98

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
3.90%, 03/07/39	50	44
2.35%, 06/24/40	55	38
3.70%, 02/10/45	250	206
4.00%, 03/07/49	80	69
2.45%, 06/24/50	70	45
2.90%, 12/10/61	160	103
Mylan II B.V.
5.25%, 06/15/46	85	64
Northwell Health, Inc.
3.98%, 11/01/46	500	384
Novartis Capital Corporation
2.00%, 02/14/27	400	364
2.20%, 08/14/30 (a)	95	81
4.40%, 05/06/44	200	186
2.75%, 08/14/50	65	45
Pfizer Inc.
0.80%, 05/28/25	300	275
2.75%, 06/03/26	475	448
6.60%, 12/01/28 (k)	50	55
4.20%, 09/15/48	50	45
4.00%, 03/15/49	65	56
Providence St. Joseph Health
3.74%, 10/01/47	350	272
Quest Diagnostics Incorporated
3.50%, 03/30/25	300	289
Shire Acquisitions Investments Ireland Designated Activity Company
3.20%, 09/23/26	500	470
Stryker Corporation
3.50%, 03/15/26	250	239
4.10%, 04/01/43	200	164
The New York and Presbyterian Hospital
4.06%, 08/01/56	300	239
Thermo Fisher Scientific Inc.
5.30%, 02/01/44	200	201
Trinity Health Group, Ltd.
4.13%, 12/01/45	250	210
UnitedHealth Group Incorporated
3.75%, 07/15/25 - 10/15/47	200	185
5.25%, 02/15/28	200	205
3.88%, 12/15/28	200	191
5.30%, 02/15/30	200	207
2.30%, 05/15/31	80	67
4.20%, 05/15/32 - 01/15/47	400	367
5.35%, 02/15/33	200	207
5.80%, 03/15/36	150	158
3.50%, 08/15/39	250	205
3.05%, 05/15/41	80	60
4.25%, 06/15/48	80	70
4.45%, 12/15/48	60	54
3.25%, 05/15/51	105	76
5.88%, 02/15/53	100	109
4.95%, 05/15/62	250	236
6.05%, 02/15/63	100	110
Viatris Inc.
2.70%, 06/22/30	90	71
3.85%, 06/22/40	80	54
4.00%, 06/22/50	110	68
Wyeth LLC
5.95%, 04/01/37	250	270
Zoetis Inc.
5.40%, 11/14/25	200	204
2.00%, 05/15/30	200	162
5.60%, 11/16/32	200	207
		28,182
Information Technology 2.2%
Adobe Inc.
2.30%, 02/01/30	200	171
Analog Devices, Inc.
4.25%, 10/01/32	100	94
Apple Inc.
1.80%, 09/11/24	135	129
1.13%, 05/11/25	250	230
0.70%, 02/08/26	255	227
2.45%, 08/04/26	320	297
3.35%, 02/09/27	400	383
3.20%, 05/11/27	150	143
3.00%, 11/13/27	620	579
2.20%, 09/11/29	300	259
1.65%, 05/11/30 - 02/08/31	445	362
3.35%, 08/08/32 (a)	75	68
2.38%, 02/08/41	90	64
4.25%, 02/09/47	60	55
3.75%, 09/12/47	60	50
2.95%, 09/11/49	300	214
2.65%, 05/11/50	250	166
2.55%, 08/20/60	155	95
2.80%, 02/08/61	240	153
4.10%, 08/08/62	125	106
Applied Materials, Inc.
3.90%, 10/01/25	350	343
Autodesk, Inc.
4.38%, 06/15/25	500	494
Broadcom Corporation
3.50%, 01/15/28	300	274
Broadcom Inc.
3.15%, 11/15/25	100	95
4.75%, 04/15/29	200	191
5.00%, 04/15/30	250	237
4.15%, 11/15/30	100	90
3.47%, 04/15/34 (h)	255	202
3.50%, 02/15/41 (h)	300	215
3.75%, 02/15/51 (h)	300	209
Cisco Systems, Inc.
3.63%, 03/04/24	300	296
3.50%, 06/15/25	100	97
2.50%, 09/20/26	400	373
Corning Incorporated
5.75%, 08/15/40	95	95
3.90%, 11/15/49	300	219
4.38%, 11/15/57	40	31
Dell International L.L.C.
5.85%, 07/15/25 (j)	250	253
6.02%, 06/15/26 (j)	425	434
6.20%, 07/15/30 (j)	250	255
8.10%, 07/15/36 (j)	79	89
8.35%, 07/15/46 (j)	30	35
3.45%, 12/15/51 (h)	60	37
DXC Technology Company
2.38%, 09/15/28	300	253
Fidelity National Information Services, Inc.
4.70%, 07/15/27	300	293
Fiserv, Inc.
2.75%, 07/01/24	190	183
3.50%, 07/01/29	190	171
4.40%, 07/01/49	100	81
Hewlett Packard Enterprise Company
4.90%, 10/15/25 (k)	180	178
6.35%, 10/15/45 (k)	90	90
Intel Corporation
2.88%, 05/11/24	100	97
3.70%, 07/29/25	500	488
3.15%, 05/11/27	150	141
2.45%, 11/15/29	250	215
2.80%, 08/12/41	300	209
4.25%, 12/15/42	200	170
4.10%, 05/11/47 (a)	150	121
3.73%, 12/08/47	120	91
3.25%, 11/15/49	80	55
5.05%, 08/05/62	105	93
International Business Machines Corporation
3.00%, 05/15/24	300	292
4.00%, 07/27/25 - 06/20/42	500	461
7.00%, 10/30/25	200	212
3.50%, 05/15/29	210	193
5.88%, 11/29/32	100	107
4.15%, 05/15/39	250	215
4.25%, 05/15/49	150	124
Keysight Technologies, Inc.
4.55%, 10/30/24	300	296

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
KLA Corporation
3.30%, 03/01/50	300	218
MasterCard Incorporated
3.85%, 03/26/50	300	252
Microsoft Corporation
3.13%, 11/03/25	680	657
2.53%, 06/01/50	377	252
2.92%, 03/17/52	210	150
3.95%, 08/08/56	524	448
2.68%, 06/01/60	179	115
3.04%, 03/17/62	220	153
Motorola Solutions, Inc.
4.60%, 05/23/29	300	285
NVIDIA Corporation
1.55%, 06/15/28	300	257
3.50%, 04/01/40	300	243
Oracle Corporation
2.65%, 07/15/26	500	460
3.25%, 11/15/27	210	193
2.88%, 03/25/31	230	191
6.25%, 11/09/32 (a)	110	116
3.90%, 05/15/35	350	292
3.80%, 11/15/37	200	158
3.60%, 04/01/40	400	296
4.50%, 07/08/44	200	161
4.13%, 05/15/45	200	152
6.90%, 11/09/52	105	114
4.38%, 05/15/55	310	238
4.10%, 03/25/61	235	164
PayPal Holdings, Inc.
1.65%, 06/01/25	600	557
2.85%, 10/01/29	100	87
3.25%, 06/01/50	200	137
Qualcomm Incorporated
3.45%, 05/20/25	150	146
5.40%, 05/20/33	200	209
4.65%, 05/20/35	60	58
4.80%, 05/20/45	90	85
4.50%, 05/20/52	250	221
6.00%, 05/20/53	200	214
Roper Technologies, Inc.
1.40%, 09/15/27	300	254
TD SYNNEX Corporation
1.75%, 08/09/26 (j)	200	170
2.65%, 08/09/31 (j)	200	150
Texas Instruments Incorporated
1.90%, 09/15/31	300	243
4.15%, 05/15/48	75	67
Visa Inc.
3.15%, 12/14/25	305	294
1.10%, 02/15/31	300	231
2.70%, 04/15/40	400	302
3.65%, 09/15/47	45	37
2.00%, 08/15/50	280	166
VMware, Inc.
4.50%, 05/15/25 (j)	250	245
4.70%, 05/15/30 (j)	250	234
		22,910
Utilities 2.0%
AEP Texas Inc.
3.45%, 01/15/50	10	7
Alabama Power Company
6.00%, 03/01/39	250	261
3.70%, 12/01/47	200	155
3.13%, 07/15/51	200	138
Ameren Illinois Company
3.25%, 03/01/25	250	242
American Water Capital Corp.
3.75%, 09/01/47	100	78
Appalachian Power Company
3.70%, 05/01/50	400	293
Arizona Public Service Company
4.50%, 04/01/42	100	82
Atmos Energy Corporation
1.50%, 01/15/31	300	234
Baltimore Gas and Electric Company
2.25%, 06/15/31	300	243
3.50%, 08/15/46	160	120
Berkshire Hathaway Energy Company
3.25%, 04/15/28	200	185
6.13%, 04/01/36	400	420
3.80%, 07/15/48	100	77
CenterPoint Energy Houston Electric, LLC
4.45%, 10/01/32	100	96
CenterPoint Energy, Inc.
2.95%, 03/01/30	200	172
CMS Energy Corporation
4.75%, 06/01/50	300	261
Consolidated Edison Company of New York, Inc.
5.50%, 12/01/39	300	294
5.70%, 06/15/40	100	100
3.88%, 06/15/47	300	232
Dominion Energy, Inc.
2.85%, 08/15/26	350	323
3.38%, 04/01/30	250	220
DTE Electric Company
3.38%, 03/01/25	200	194
2.63%, 03/01/31	250	212
2.95%, 03/01/50	400	274
Duke Energy Corporation
2.45%, 02/01/30 - 06/01/30	800	675
5.30%, 02/15/40	300	296
3.70%, 12/01/47	200	154
3.20%, 08/15/49	500	352
Duke Energy Florida, LLC
3.40%, 10/01/46	60	43
Duke Energy Indiana, LLC
6.12%, 10/15/35	250	256
Duke Energy Progress, LLC
4.20%, 08/15/45	250	209
Edison International
6.95%, 11/15/29	200	210
Eversource Energy
2.90%, 10/01/24	300	289
3.30%, 01/15/28	200	184
Exelon Corporation
3.95%, 06/15/25	150	146
4.95%, 06/15/35	250	239
Florida Power & Light Company
3.70%, 12/01/47	40	32
4.13%, 06/01/48	600	512
Iberdrola International B.V.
6.75%, 07/15/36	150	159
Kentucky Utilities Company
5.13%, 11/01/40	150	142
MidAmerican Energy Company
3.50%, 10/15/24 (a)	200	196
6.75%, 12/30/31	50	56
3.15%, 04/15/50	125	89
National Fuel Gas Company
3.95%, 09/15/27 (j)	301	276
NextEra Energy Capital Holdings, Inc.
2.25%, 06/01/30	400	329
NiSource Finance Corp.
3.49%, 05/15/27	200	188
NiSource Inc.
0.95%, 08/15/25	600	541
1.70%, 02/15/31	500	381
Northern States Power Company
4.13%, 05/15/44	500	425
NorthWestern Corporation
4.18%, 11/15/44	150	122
NSTAR Electric Company
3.20%, 05/15/27	200	188
4.95%, 09/15/52	100	97
Ohio Power Company
2.60%, 04/01/30	200	170

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Oncor Electric Delivery Company LLC
5.75%, 03/15/29	150	156
5.25%, 09/30/40	200	198
3.80%, 09/30/47	200	163
Pacific Gas And Electric Company
3.15%, 01/01/26	345	321
2.10%, 08/01/27	435	372
4.55%, 07/01/30	235	213
4.50%, 07/01/40	240	188
4.95%, 07/01/50	275	215
3.50%, 08/01/50	105	66
PacifiCorp
6.25%, 10/15/37	200	213
PECO Energy Company
4.15%, 10/01/44	250	213
2.85%, 09/15/51	500	332
PG&E Wildfire Recovery Funding LLC
5.21%, 12/01/47	100	97
5.10%, 06/01/52	225	216
PPL Capital Funding, Inc.
4.13%, 04/15/30	250	232
PPL Electric Utilities Corporation
3.95%, 06/01/47	200	163
3.00%, 10/01/49	250	169
Progress Energy, Inc.
7.75%, 03/01/31	300	340
Public Service Electric And Gas Company
3.00%, 05/15/27	200	187
5.50%, 03/01/40	200	203
2.05%, 08/01/50	300	168
Public Service Enterprise Group Incorporated
1.60%, 08/15/30	200	155
Puget Energy, Inc.
5.76%, 10/01/39	200	200
3.25%, 09/15/49	170	117
San Diego Gas & Electric Company
2.50%, 05/15/26	250	232
1.70%, 10/01/30	200	158
Sempra Energy
4.00%, 02/01/48	50	39
Southern California Edison Company
5.95%, 11/01/32 - 02/01/38	400	419
6.00%, 01/15/34	75	78
5.63%, 02/01/36	195	190
4.05%, 03/15/42	200	160
Southern Company Gas Capital Corporation
4.40%, 05/30/47	200	160
3.15%, 09/30/51	400	258
The Cleveland Electric Illuminating Company
5.95%, 12/15/36	250	248
The Southern Company
3.70%, 04/30/30 (g)	250	225
4.40%, 07/01/46	400	335
Union Electric Company
3.65%, 04/15/45	350	269
Virginia Electric and Power Company
6.00%, 05/15/37	200	207
4.45%, 02/15/44	100	86
4.00%, 11/15/46	300	237
Washington Gas Light Company
3.80%, 09/15/46	200	150
Wisconsin Electric Power Company
4.75%, 09/30/32	100	98
Xcel Energy Inc.
2.60%, 12/01/29	300	256
		20,571
Communication Services 1.9%
Alphabet Inc.
0.45%, 08/15/25	250	225
2.00%, 08/15/26	300	276
1.10%, 08/15/30	280	220
2.25%, 08/15/60	225	128
America Movil, S.A.B. De C.V.
6.38%, 03/01/35	100	107
4.38%, 07/16/42	200	172
AT&T Inc.
2.30%, 06/01/27 (a)	500	445
4.35%, 03/01/29 - 06/15/45	255	229
2.55%, 12/01/33	751	578
4.50%, 05/15/35 - 03/09/48	1,606	1,398
3.65%, 06/01/51 - 09/15/59	706	494
British Telecommunications Public Limited Company
9.63%, 12/15/30 (j) (k)	250	300
Charter Communications Operating, LLC
4.91%, 07/23/25	640	627
5.38%, 04/01/38	400	334
6.48%, 10/23/45	210	190
5.75%, 04/01/48	100	82
4.80%, 03/01/50	200	146
5.25%, 04/01/53	200	156
4.40%, 12/01/61	75	48
5.50%, 04/01/63	300	230
Comcast Corporation
3.70%, 04/15/24	285	281
3.38%, 08/15/25	290	280
4.15%, 10/15/28	650	625
6.50%, 11/15/35	100	111
6.95%, 08/15/37	250	285
3.90%, 03/01/38	70	61
4.00%, 08/15/47 - 03/01/48	410	331
4.70%, 10/15/48	365	327
2.45%, 08/15/52	750	443
Deutsche Telekom International Finance B.V.
8.75%, 06/15/30 (j) (k)	300	354
Electronic Arts Inc.
2.95%, 02/15/51	300	196
Fox Corporation
5.48%, 01/25/39	65	59
5.58%, 01/25/49	80	72
Meta Platforms, Inc.
3.85%, 08/15/32	130	114
4.65%, 08/15/62	175	140
NBCUniversal Media, LLC
6.40%, 04/30/40	250	273
Omnicom Group Inc.
2.60%, 08/01/31	375	307
Orange
5.38%, 01/13/42	100	97
5.50%, 02/06/44 (a)	300	294
Paramount Global
7.88%, 07/30/30	125	133
Rogers Communications Inc.
3.63%, 12/15/25	300	288
3.70%, 11/15/49	250	171
4.55%, 03/15/52 (h)	300	234
Telefonica Emisiones, S.A.U.
5.52%, 03/01/49	300	251
Telefonica Europe B.V.
8.25%, 09/15/30	250	278
The Walt Disney Company
1.75%, 08/30/24 (a)	150	143
2.00%, 09/01/29	625	526
6.20%, 12/15/34	50	55
2.75%, 09/01/49	225	150
3.80%, 05/13/60	650	503
T-Mobile USA, Inc.
3.50%, 04/15/25	340	327
2.05%, 02/15/28	900	774
3.88%, 04/15/30	435	395
2.55%, 02/15/31	400	326
4.50%, 04/15/50	160	132
3.60%, 11/15/60	100	66
5.80%, 09/15/62	100	98
TWDC Enterprises 18 Corp.
7.00%, 03/01/32	50	57
Verizon Communications Inc.
3.38%, 02/15/25	223	216
1.45%, 03/20/26	325	292

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
4.13%, 03/16/27	300	292
4.33%, 09/21/28	400	386
4.02%, 12/03/29	982	920
1.75%, 01/20/31	130	101
2.36%, 03/15/32	250	199
2.65%, 11/20/40	180	122
3.40%, 03/22/41	215	162
3.70%, 03/22/61	405	284
Vodafone Group Public Limited Company
5.00%, 05/30/38	60	55
5.25%, 05/30/48	175	156
4.25%, 09/17/50	75	58
5.13%, 06/19/59	110	95
		19,280
Energy 1.8%
Baker Hughes Holdings LLC
3.34%, 12/15/27	400	370
4.49%, 05/01/30	500	477
BP Capital Markets America Inc.
3.63%, 04/06/30	750	688
2.94%, 06/04/51	85	56
BP Capital Markets P.L.C.
3.28%, 09/19/27	90	84
Burlington Resources Finance Co
7.20%, 08/15/31	100	113
Canadian Natural Resources Limited
5.85%, 02/01/35	150	145
6.25%, 03/15/38	150	149
Cenovus Energy Inc.
6.75%, 11/15/39	300	310
Cheniere Corpus Christi Holdings, LLC
5.88%, 03/31/25	180	181
Chevron Corporation
2.95%, 05/16/26	110	104
2.24%, 05/11/30	180	154
Chevron U.S.A. Inc.
3.90%, 11/15/24	35	34
2.34%, 08/12/50 (a)	40	25
Columbia Pipeline Group, Inc.
5.80%, 06/01/45	100	97
Conoco Funding Company
7.25%, 10/15/31	75	86
ConocoPhillips
6.95%, 04/15/29	200	221
ConocoPhillips Company
3.76%, 03/15/42	300	249
Devon Energy Corporation
5.85%, 12/15/25	57	58
Enable Midstream Partners, LP
3.90%, 05/15/24	200	195
4.95%, 05/15/28	300	288
Enbridge Energy Partners, L.P.
7.50%, 04/15/38	200	220
Energy Transfer LP
4.75%, 01/15/26	350	341
4.95%, 06/15/28	300	289
3.75%, 05/15/30	250	220
7.50%, 07/01/38	200	213
6.50%, 02/01/42	150	148
5.00%, 05/15/50	200	161
Enterprise Products Operating LLC
3.70%, 02/15/26	350	338
2.80%, 01/31/30	250	213
6.88%, 03/01/33	25	27
6.45%, 09/01/40	100	105
4.45%, 02/15/43	150	126
4.95%, 10/15/54	300	254
3.95%, 01/31/60	100	73
Equinor ASA
3.70%, 03/01/24	200	197
3.13%, 04/06/30	300	270
3.95%, 05/15/43	300	252
Exxon Mobil Corporation
3.04%, 03/01/26	315	301
2.28%, 08/16/26	150	139
2.61%, 10/15/30	360	314
3.00%, 08/16/39	300	231
4.11%, 03/01/46	205	176
3.10%, 08/16/49	200	144
Halliburton Company
3.80%, 11/15/25	58	56
7.45%, 09/15/39	250	283
5.00%, 11/15/45	120	106
Hess Corporation
7.30%, 08/15/31	23	25
5.60%, 02/15/41	400	372
Kinder Morgan Energy Partners, L.P.
5.00%, 03/01/43	300	257
5.40%, 09/01/44	250	224
Kinder Morgan, Inc.
5.30%, 12/01/34	350	327
3.60%, 02/15/51	300	208
Magellan Midstream Partners, L.P.
3.25%, 06/01/30	250	218
Marathon Petroleum Corporation
6.50%, 03/01/41	300	309
MPLX LP
4.88%, 06/01/25	250	246
4.50%, 04/15/38	105	89
5.50%, 02/15/49	80	71
4.90%, 04/15/58	110	87
ONEOK Partners, L.P.
6.65%, 10/01/36	150	149
ONEOK, Inc.
4.00%, 07/13/27	200	188
4.55%, 07/15/28	50	47
Ovintiv Canada ULC
7.20%, 11/01/31	130	137
Phillips 66
4.65%, 11/15/34	250	233
4.90%, 10/01/46 (h)	150	133
Plains All American Pipeline, L.P.
4.30%, 01/31/43	200	146
Sabine Pass Liquefaction, LLC
5.75%, 05/15/24	300	300
5.00%, 03/15/27	100	98
4.20%, 03/15/28	300	282
4.50%, 05/15/30	250	232
Shell International Finance B.V.
3.25%, 05/11/25 - 04/06/50	480	404
2.75%, 04/06/30	250	220
4.13%, 05/11/35	200	185
6.38%, 12/15/38	200	221
4.00%, 05/10/46	155	127
3.13%, 11/07/49	200	142
Suncor Energy Inc.
4.00%, 11/15/47	340	258
The Williams Companies, Inc.
3.50%, 11/15/30	250	219
Total Capital International
3.75%, 04/10/24	500	493
3.46%, 07/12/49	50	38
TransCanada PipeLines Limited
4.88%, 01/15/26 - 05/15/48	410	401
4.10%, 04/15/30	250	229
6.20%, 10/15/37	100	102
5.00%, 10/16/43	150	133
Transcontinental Gas Pipe Line Company, LLC
3.25%, 05/15/30	250	218
Williams Partners L.P.
4.00%, 09/15/25	350	340
3.75%, 06/15/27	300	282
6.30%, 04/15/40	200	205
		17,876
Industrials 1.7%
3M Company
2.00%, 02/14/25	345	327
2.38%, 08/26/29	690	586

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Air Lease Corporation
0.70%, 02/15/24	400	378
3.25%, 03/01/25	300	285
2.20%, 01/15/27	200	175
Allegion US Holding Company Inc.
3.55%, 10/01/27	300	272
Burlington Northern Santa FE, LLC
6.15%, 05/01/37	100	109
5.75%, 05/01/40	400	419
Canadian National Railway Company
3.65%, 02/03/48	300	240
Canadian Pacific Railway Limited
6.13%, 09/15/15	90	91
Carrier Global Corporation
2.72%, 02/15/30	125	105
3.58%, 04/05/50	505	363
Caterpillar Inc.
3.40%, 05/15/24	500	490
2.60%, 04/09/30	250	218
3.25%, 04/09/50	250	190
CSX Corporation
3.80%, 03/01/28	300	287
5.50%, 04/15/41	205	206
4.30%, 03/01/48	50	43
3.95%, 05/01/50	300	241
Cummins Inc.
1.50%, 09/01/30	300	236
2.60%, 09/01/50	200	126
Deere & Company
3.90%, 06/09/42	200	178
Dover Corporation
5.38%, 03/01/41	150	145
Eaton Corporation
4.15%, 11/02/42	100	86
Equifax Inc.
3.10%, 05/15/30	250	211
FedEx Corporation
3.25%, 04/01/26	300	286
4.25%, 05/15/30	300	283
3.88%, 08/01/42	200	152
5.25%, 05/15/50 (a)	100	92
General Electric Company
6.88%, 01/10/39	300	331
Honeywell International Inc.
1.10%, 03/01/27 (j)	300	261
1.75%, 09/01/31	250	198
3.81%, 11/21/47	300	250
Ingersoll-Rand Luxembourg Finance S.A.
3.50%, 03/21/26	200	189
3.80%, 03/21/29	200	184
4.50%, 03/21/49	200	163
Kansas City Southern
3.50%, 05/01/50	300	214
Kennametal Inc.
4.63%, 06/15/28	100	94
L3Harris Technologies, Inc.
3.83%, 04/27/25	250	243
2.90%, 12/15/29	300	257
5.05%, 04/27/45	250	224
Lockheed Martin Corporation
3.55%, 01/15/26	100	97
4.50%, 05/15/36	105	100
4.07%, 12/15/42	243	210
4.09%, 09/15/52	107	91
Norfolk Southern Corporation
3.85%, 01/15/24	200	198
2.30%, 05/15/31	300	246
2.90%, 08/25/51	250	163
Northrop Grumman Corporation
3.25%, 01/15/28	150	139
4.75%, 06/01/43	155	143
3.85%, 04/15/45	250	200
Otis Worldwide Corporation
3.11%, 02/15/40	300	221
Parker-Hannifin Corporation
4.00%, 06/14/49	40	32
Raytheon Technologies Corporation
3.13%, 05/04/27	400	373
4.13%, 11/16/28	595	570
4.50%, 06/01/42	300	270
4.80%, 12/15/43	25	23
4.05%, 05/04/47	200	165
4.63%, 11/16/48	90	81
Snap-on Incorporated
3.25%, 03/01/27	250	236
Southwest Airlines Co.
5.25%, 05/04/25	300	301
5.13%, 06/15/27	200	198
2.63%, 02/10/30	600	498
The Boeing Company
4.88%, 05/01/25 (j)	315	313
2.70%, 02/01/27	125	113
5.04%, 05/01/27 (j)	100	99
2.95%, 02/01/30	125	106
5.15%, 05/01/30 (j)	285	278
5.88%, 02/15/40	25	24
5.71%, 05/01/40 (j)	800	763
3.90%, 05/01/49	40	28
3.95%, 08/01/59	125	84
Union Pacific Corporation
3.95%, 09/10/28	300	288
4.50%, 01/20/33	100	98
3.84%, 03/20/60	445	346
3.80%, 04/06/71	50	37
3.85%, 02/14/72	80	60
United Parcel Service, Inc.
6.20%, 01/15/38	350	389
3.75%, 11/15/47	70	58
W. W. Grainger, Inc.
4.60%, 06/15/45	200	183
Waste Management, Inc.
4.15%, 07/15/49	50	44
		17,294
Consumer Staples 1.5%
Altria Group, Inc.
4.80%, 02/14/29	180	173
5.80%, 02/14/39	110	101
4.50%, 05/02/43	200	151
5.95%, 02/14/49	400	358
Anheuser-Busch Companies, LLC
4.70%, 02/01/36	482	454
4.90%, 02/01/46	300	275
Anheuser-Busch InBev Worldwide Inc.
4.75%, 01/23/29	280	277
3.50%, 06/01/30	110	100
5.45%, 01/23/39	500	497
4.44%, 10/06/48	362	310
5.80%, 01/23/59	295	305
Archer-Daniels-Midland Company
2.50%, 08/11/26	300	279
B. A. T. Capital Corporation
3.22%, 09/06/26	250	231
2.73%, 03/25/31	300	234
4.39%, 08/15/37	150	116
4.54%, 08/15/47	150	107
3.98%, 09/25/50	200	132
B.A.T. International Finance P.L.C.
1.67%, 03/25/26	500	443
California Institute of Technology
4.32%, 08/01/45	40	35
Campbell Soup Company
4.15%, 03/15/28	300	287
Church & Dwight Co., Inc.
3.15%, 08/01/27	200	187
3.95%, 08/01/47	200	158
Conagra Brands, Inc.
1.38%, 11/01/27 (a)	300	250
5.30%, 11/01/38	55	52

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
5.40%, 11/01/48	55	51
Constellation Brands, Inc.
3.15%, 08/01/29	400	351
Costco Wholesale Corporation
3.00%, 05/18/27	80	75
1.38%, 06/20/27	300	263
General Mills, Inc.
3.65%, 02/15/24	303	298
4.20%, 04/17/28	105	102
GSK Consumer Healthcare Capital US LLC
4.00%, 03/24/52	250	197
Keurig Dr Pepper Inc.
4.50%, 04/15/52	100	84
Kraft Heinz Foods Company
3.88%, 05/15/27	200	191
4.38%, 06/01/46	200	163
Massachusetts Institute of Technology
5.60%, 07/01/11	100	105
4.68%, 07/01/14	250	217
McCormick & Company, Incorporated
0.90%, 02/15/26	405	356
1.85%, 02/15/31	300	233
Mead Johnson Nutrition Company
4.60%, 06/01/44	200	179
Molson Coors Beverage Company
3.00%, 07/15/26	500	465
PepsiCo, Inc.
3.00%, 10/15/27	500	469
3.45%, 10/06/46	90	73
2.75%, 10/21/51	50	35
3.88%, 03/19/60	400	346
Philip Morris International Inc.
4.38%, 11/15/41	300	247
RELX Capital Inc.
4.00%, 03/18/29	300	278
Reynolds American Inc.
5.70%, 08/15/35	100	90
Sysco Corporation
5.95%, 04/01/30 (j)	266	276
The Board of Trustees of The Leland Stanford Junior University
3.65%, 05/01/48	20	17
The Coca-Cola Company
2.13%, 09/06/29	250	214
1.38%, 03/15/31	300	235
2.25%, 01/05/32	350	294
3.00%, 03/05/51	300	219
The Estee Lauder Companies Inc.
2.00%, 12/01/24	30	29
3.13%, 12/01/49	225	163
The J. M. Smucker Company
3.50%, 03/15/25	300	290
3.38%, 12/15/27	250	231
The Kroger Co.
4.50%, 01/15/29	300	290
7.50%, 04/01/31	150	170
4.45%, 02/01/47	300	252
Tyson Foods, Inc.
5.15%, 08/15/44	200	185
Unilever Capital Corporation
1.38%, 09/14/30	500	390
University of Notre Dame du Lac
3.44%, 02/15/45	250	200
University of Southern California
3.03%, 10/01/39	450	353
5.25%, 10/01/11	20	20
University of Washington
3.52%, 04/15/54	100	79
Walgreens Boots Alliance, Inc.
3.80%, 11/18/24	200	195
4.10%, 04/15/50	400	295
Walmart Inc.
2.85%, 07/08/24	125	122
2.65%, 12/15/24	300	287
3.70%, 06/26/28	185	179
3.63%, 12/15/47	300	247
4.50%, 09/09/52	100	96
		15,708
Consumer Discretionary 1.5%
Advance Auto Parts, Inc.
1.75%, 10/01/27	400	337
Amazon.com, Inc.
3.30%, 04/13/27	165	157
3.15%, 08/22/27	740	697
1.65%, 05/12/28	400	344
1.50%, 06/03/30	130	104
3.60%, 04/13/32	135	124
3.88%, 08/22/37	170	151
2.50%, 06/03/50	200	127
4.25%, 08/22/57	320	276
2.70%, 06/03/60	55	33
3.25%, 05/12/61	240	166
4.10%, 04/13/62	160	133
American Honda Finance Corporation
1.20%, 07/08/25	400	366
1.00%, 09/10/25	300	271
AutoNation, Inc.
4.75%, 06/01/30 (j)	350	312
AutoZone, Inc.
3.25%, 04/15/25	350	336
3.75%, 06/01/27	200	191
Discovery Communications, LLC
3.95%, 03/20/28	105	93
3.63%, 05/15/30	400	331
5.20%, 09/20/47	75	56
4.00%, 09/15/55	319	192
Dollar Tree, Inc.
4.20%, 05/15/28	90	86
eBay Inc.
1.40%, 05/10/26	300	266
3.65%, 05/10/51	15	11
General Motors Company
5.00%, 04/01/35	200	172
5.15%, 04/01/38	70	61
5.40%, 04/01/48	190	156
General Motors Financial Company, Inc.
4.00%, 01/15/25	200	194
2.90%, 02/26/25	200	190
1.25%, 01/08/26	200	176
2.40%, 04/10/28	300	253
2.35%, 01/08/31	400	301
2.70%, 06/10/31	400	308
Hasbro, Inc.
6.35%, 03/15/40	300	293
Leggett & Platt, Incorporated
4.40%, 03/15/29	200	189
Lowe`s Companies, Inc.
1.70%, 09/15/28 - 10/15/30	700	564
3.65%, 04/05/29	75	69
2.80%, 09/15/41	300	205
3.00%, 10/15/50	300	192
5.80%, 09/15/62	105	101
Magallanes, Inc.
3.76%, 03/15/27 (h)	300	271
5.39%, 03/15/62 (h)	300	220
Marriott International, Inc.
3.13%, 06/15/26	500	467
McDonald's Corporation
3.70%, 01/30/26	175	170
6.30%, 03/01/38	200	218
4.88%, 12/09/45	165	152
3.63%, 09/01/49	200	152
NIKE, Inc.
2.85%, 03/27/30	400	357
O'Reilly Automotive, Inc.
1.75%, 03/15/31	300	232
PVH Corp.
4.63%, 07/10/25 (j)	400	386

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Spectrum Management Holding Company, LLC
7.30%, 07/01/38	300	298
6.75%, 06/15/39	300	282
Starbucks Corporation
4.00%, 11/15/28	200	190
2.55%, 11/15/30	500	420
4.50%, 11/15/48	200	173
4.45%, 08/15/49	50	43
Sumitomo Mitsui Banking Corporation
3.40%, 07/11/24	500	485
The Home Depot, Inc.
3.00%, 04/01/26	500	476
1.38%, 03/15/31	300	232
4.50%, 09/15/32	200	196
5.88%, 12/16/36	600	642
3.13%, 12/15/49	200	142
4.95%, 09/15/52	150	145
3.50%, 09/15/56	200	150
Toyota Motor Corporation
3.67%, 07/20/28	200	189
		15,272
Real Estate 0.9%
Alexandria Real Estate Equities, Inc.
3.45%, 04/30/25	200	193
4.50%, 07/30/29	250	236
4.85%, 04/15/49	300	255
American Tower Corporation
2.40%, 03/15/25	200	188
1.60%, 04/15/26	500	445
1.50%, 01/31/28 (a)	500	415
3.80%, 08/15/29	90	82
2.70%, 04/15/31	375	305
AvalonBay Communities, Inc.
2.45%, 01/15/31	350	289
Boston Properties Limited Partnership
3.80%, 02/01/24	250	245
3.20%, 01/15/25	200	192
2.90%, 03/15/30	200	163
Brandywine Operating Partnership, L.P.
3.95%, 11/15/27	200	168
Corporate Office Properties Trust
2.00%, 01/15/29	450	347
Crown Castle Inc.
3.20%, 09/01/24	330	319
3.70%, 06/15/26	140	133
3.65%, 09/01/27	80	74
3.25%, 01/15/51	50	33
Equinix, Inc.
1.45%, 05/15/26	300	264
3.40%, 02/15/52	300	206
ERP Operating Limited Partnership
2.50%, 02/15/30	200	167
Essex Portfolio, L.P.
3.88%, 05/01/24	200	196
Federal Realty Investment Trust
4.50%, 12/01/44	100	79
GLP Financing, LLC
5.38%, 04/15/26	150	148
5.75%, 06/01/28	300	294
Healthpeak Properties, Inc.
6.75%, 02/01/41	200	206
Kimco Realty Corporation
2.70%, 10/01/30	200	163
Mid-America Apartments, L.P.
1.10%, 09/15/26	350	303
National Retail Properties, Inc.
3.10%, 04/15/50	200	124
Omega Healthcare Investors, Inc.
4.95%, 04/01/24	250	246
ProLogis, L.P.
2.13%, 04/15/27	100	90
2.25%, 04/15/30	175	146
4.63%, 01/15/33	100	97
3.00%, 04/15/50	35	24
Public Storage, Inc.
1.85%, 05/01/28	300	258
Realty Income Corporation
4.13%, 10/15/26	250	241
Rexford Industrial Realty, L.P.
2.15%, 09/01/31	500	383
Simon Property Group, L.P.
3.30%, 01/15/26	250	238
2.65%, 07/15/30	200	166
3.25%, 09/13/49	65	43
3.80%, 07/15/50	200	147
Store Capital Corporation
4.50%, 03/15/28	200	179
Tanger Properties Limited Partnership
2.75%, 09/01/31	400	290
UDR, Inc.
2.10%, 08/01/32	200	149
Ventas Realty, Limited Partnership
3.50%, 02/01/25	250	240
3.00%, 01/15/30	200	168
Welltower OP LLC
4.95%, 09/01/48	150	123
Weyerhaeuser Company
7.38%, 03/15/32	57	63
		9,523
Materials 0.7%
Albemarle Corporation
5.45%, 12/01/44	150	138
DuPont de Nemours, Inc.
4.73%, 11/15/28	200	197
5.32%, 11/15/38	90	87
5.42%, 11/15/48	115	110
E. I. du Pont de Nemours and Company
2.30%, 07/15/30	300	251
Eastman Chemical Company
3.80%, 03/15/25	189	183
Ecolab Inc.
1.30%, 01/30/31	300	229
2.13%, 08/15/50	200	112
2.75%, 08/18/55	75	45
FMC Corporation
4.50%, 10/01/49	300	239
Freeport-McMoRan Inc.
5.45%, 03/15/43	300	270
Linde Inc.
2.65%, 02/05/25	400	383
LYB International Finance B.V.
5.25%, 07/15/43	300	264
LYB International Finance III, LLC
3.80%, 10/01/60	200	130
Martin Marietta Materials, Inc.
3.50%, 12/15/27	300	278
MOS Holdings Inc.
4.88%, 11/15/41	20	17
NewMarket Corporation
2.70%, 03/18/31	400	313
Newmont Corporation
5.88%, 04/01/35	200	203
Nucor Corporation
2.70%, 06/01/30	300	255
2.98%, 12/15/55	200	124
Nutrien Ltd.
2.95%, 05/13/30	300	258
3.95%, 05/13/50	300	230
PPG Industries, Inc.
2.80%, 08/15/29	200	173
2.55%, 06/15/30	300	251
Rio Tinto Alcan Inc.
5.75%, 06/01/35	250	254
Southern Copper Corporation
7.50%, 07/27/35	150	174
Steel Dynamics, Inc.
3.25%, 10/15/50	115	75
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
The Dow Chemical Company
4.63%, 10/01/44	250	208
The Sherwin-Williams Company
3.45%, 06/01/27	700	657
4.50%, 06/01/47	70	59
Vale Overseas Ltd
3.75%, 07/08/30	100	88
6.88%, 11/21/36	200	212
Westlake Corporation
3.38%, 08/15/61	200	119
		6,586
Total Corporate Bonds And Notes (cost $318,425)		264,294
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 1.4%
American Express Credit Account Master Trust
Series 2021-A-1, 0.90%, 11/15/24	400	370
BA Credit Card Trust
Series 2022-A1-A1, 3.53%, 06/16/25	200	195
Bank 2017-BNK8
Series 2017-A3-BNK8, REMIC, 3.23%, 10/15/27	137	125
Bank 2019-BNK23
Series 2019-A3-BN23, REMIC, 2.92%, 11/16/29	500	435
Barclays Dryrock Issuance Trust
Series 2022-A-1, 3.07%, 04/15/25	300	289
BBCMS Mortgage Trust 2022-C15
Series 2022-A5-C15, REMIC, 3.66%, 03/17/32 (e)	200	179
Benchmark 2019-B10 Mortgage Trust
Series 2019-A4-B10, REMIC, 3.72%, 03/16/29	1,200	1,110
Benchmark 2020-IG1 Mortgage Trust
Series 2020-A3-IG1, REMIC, 2.69%, 01/17/30 (e)	400	329
Benchmark 2021-B25 Mortgage Trust
Series 2021-A5-B25, REMIC, 2.58%, 04/17/31	300	250
Benchmark 2022-B32 Mortgage Trust
Series 2022-A5-B32, REMIC, 3.00%, 01/16/32 (e)	400	340
Capital One Multi-Asset Execution Trust
Series 2021-A2-A2, 1.39%, 07/15/24	300	250
Series 2021-A3-A3, 1.04%, 11/15/24	193	180
CD 2017-CD5 Mortgage Trust
Series 2017-AS-CD5, REMIC, 3.68%, 07/16/27 (e)	300	272
CFCRE 2017-C8 Mortgage Trust
Series 2017-A4-C8, REMIC, 3.57%, 05/17/27	750	689
Citigroup Commercial Mortgage Trust 2015-GC33
Series 2015-A3-GC33, REMIC, 3.52%, 08/10/25	652	622
Citigroup Commercial Mortgage Trust 2019-C7
Series 2019-A4-C7, REMIC, 3.10%, 12/17/29	300	259
Citigroup Commercial Mortgage Trust 2020-GC46
Series 2020-AS-GC46, REMIC, 2.92%, 02/15/30 (e)	500	411
COMM 2014-UBS3 Mortgage Trust
Series 2014-A3-UBS3, REMIC, 3.55%, 04/12/24	477	462
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	250	240
COMM 2015-DC1 Mortgage Trust
Series 2015-A4-DC1, REMIC, 3.08%, 12/12/24	500	477
COMM 2015-LC19 Mortgage Trust
Series 2015-A4-LC19, REMIC, 3.18%, 01/10/25	500	474
GM Financial Automobile Leasing Trust 2022-2
Series 2022-A3-2, REMIC, 3.42%, 06/20/25	300	292
GM Financial Automobile Leasing Trust 2022-3
Series 2022-A3-3, 4.01%, 10/21/24	200	196
GS Mortgage Securities Trust 2019-GC42
Series 2019-A4-GC42, REMIC, 3.00%, 09/12/29	200	174
GS Mortgage Securities Trust 2019-GSA1
Series 2019-A4-GSA1, REMIC, 3.05%, 10/15/29	100	87
GS Mortgage Securities Trust 2020-GC45
Series 2020-AS-GC45, REMIC, 3.17%, 12/14/29	300	255
Hyundai Auto Receivables Trust 2020-A
Series 2020-A4-A, 1.72%, 06/15/26	200	192
Hyundai Auto Receivables Trust 2022-A
Series 2022-A3-A, 2.22%, 10/15/26	400	381
Hyundai Auto Receivables Trust 2022-B
Series 2022-A3-B, 3.72%, 11/16/26	200	196
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17
Series 2014-A5-C17, REMIC, 3.74%, 07/17/24	250	241
Morgan Stanley Capital I Trust 2017-H1
Series 2017-A4-H1, REMIC, 3.26%, 03/17/27	500	458
Morgan Stanley Capital I Trust 2018-H4
Series 2018-A3-H4, REMIC, 4.04%, 10/17/28	300	282
Santander Drive Auto Receivables Trust 2021-1
Series 2021-D-1, 1.13%, 11/16/26	200	188
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-A4-C5, REMIC, 3.06%, 06/12/26	1,000	915
Synchrony Card Issuance Trust
Series 2022-A-A1, 3.37%, 04/15/25	200	192
United Airlines 2014-2 Pass-Through Trust
Series 2014-A-2, 3.75%, 09/03/26	122	110
United Airlines, Inc.
Series 2013-A-1, 4.30%, 08/15/25	151	141
Verizon Master Trust
Series 2021-A-2, REMIC, 0.99%, 10/21/24	300	279
Wells Fargo Commercial Mortgage Trust 2018-C44
Series 2018-A5-C44, REMIC, 4.21%, 04/17/28	1,000	948
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-A5-C21, REMIC, 3.68%, 07/17/24	500	479
World Omni Auto Receivables Trust 2020-B
Series 2020-A4-B, 0.82%, 04/15/24	200	190
World Omni Auto Receivables Trust 2021-C
Series 2021-A4-C, 0.64%, 09/15/27	250	228
World Omni Auto Receivables Trust 2022-A
Series 2022-A3-A, 1.66%, 05/17/27	200	190
World Omni Automobile Lease Securitization Trust 2022-A
Series 2022-A3-A, 3.21%, 02/18/25	200	196
Total Non-U.S. Government Agency Asset-Backed Securities (cost $16,577)		14,768
SHORT TERM INVESTMENTS 4.2%
Investment Companies 4.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (f) (l)	41,035	41,035
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (f) (l)	1,636	1,636
Total Short Term Investments (cost $42,671)		42,671
Total Investments 103.7% (cost $1,203,001)		1,059,153
Total Forward Sales Commitments (0.1)% (proceeds $1,142)		(1,128)
Other Assets and Liabilities, Net (3.6)%		(36,655)
Total Net Assets 100.0%		1,021,370

(a) All or a portion of the security was on loan as of December 31, 2022.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $41,315.

(d) The security is a direct debt of the agency and not collateralized by mortgages.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) Investment in affiliate.

(g) Convertible security.

(h) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $2,277 and 0.2% of the Fund.

(i) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(k) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (0.1%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.1%)
Mortgage-Backed Securities (0.1%)
Federal National Mortgage Association, Inc.
2.50%, 01/15/38	(400)	(367)
2.50%, 02/15/38	(75)	(69)
1.50%, 01/15/53	(275)	(212)
1.50%, 02/15/53	(100)	(77)
Government National Mortgage Association
3.00%, 01/15/53	(350)	(312)
3.00%, 02/15/53	(50)	(45)
Government National Mortgage Association
3.50%, 01/15/53	(50)	(46)
Total Government And Agency Obligations (proceeds $1,142)		(1,128)
Total Forward Sales Commitments (0.1%) (proceeds $1,142)		(1,128)

JNL Bond Index Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Athene Holding Ltd, 3.95%, 05/25/51	329	—	—	11	—	(124)	205	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Bond Index Fund
Assets - Securities
Government And Agency Obligations	—	737,420	—	737,420
Corporate Bonds And Notes	—	264,294	—	264,294
Non-U.S. Government Agency Asset-Backed Securities	—	14,768	—	14,768
Short Term Investments	42,671	—	—	42,671
	42,671	1,016,482	—	1,059,153
Liabilities - Securities
Government And Agency Obligations	—	(1,128)	—	(1,128)
	—	(1,128)	—	(1,128)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Emerging Markets Index Fund
COMMON STOCKS 97.4%
China 28.9%
360 Security Technology Inc. - Class A	66	62
3Peak Incorporated - Class A (a)	1	36
AAC Technologies Holdings Inc. (a)	82	188
AECC Aero-Engine Control Co., Ltd. - Class A	11	39
Agricultural Bank of China Limited - Class A	1,653	692
Agricultural Bank of China Limited - Class H	3,558	1,219
Aima Technology Group Co., Ltd. - Class A	4	26
Alibaba Group Holding Limited (a) (b)	1,946	21,290
Alibaba Health Information Technology Limited (a)	508	429
Alumina Limited - Class A	23	34
Aluminum Corporation of China Limited - Class A	143	92
Aluminum Corporation of China Limited - Class H	510	217
Amlogic (Shanghai) Co., Ltd. - Class A (a)	3	35
Angel Yeast Co., Ltd. - Class A	9	56
Anhui Conch Cement Company Limited - Class A	39	155
Anhui Conch Cement Company Limited - Class H	136	474
Anhui Gujing Distillery Company Limited - Class A	4	157
Anhui Gujing Distillery Company Limited - Class B	14	217
Anhui Kouzi Distillery Co., Ltd. - Class A	7	55
Anhui Yingjia Distillery Co., Ltd. - Class A	6	51
ANTA Sports Products Limited	133	1,725
Asymchem Laboratories (Tianjin) Co., Ltd. - Class A	4	74
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H (b)	3	43
Autohome Inc. (b) (c)	28	215
Avary Holding (Shenzhen) Co., Limited - Class A	20	80
Avic Aerospace System Co., Ltd - Class A	42	61
Avic Capital Co., Ltd. - Class A	97	46
AviChina Industry & Technology Company Limited - Class H (c)	257	116
Avicopter PLC - Class A (d)	6	43
Baidu, Inc. - Class A (a) (b)	278	3,978
Bank of Beijing Co., Ltd. - Class A	210	130
Bank of Changsha Co., Ltd. - Class A	34	33
Bank of Chengdu Co., Ltd. - Class A	40	89
Bank of China Limited - Class A	762	347
Bank of China Limited - Class H	9,451	3,431
Bank of Communications Co., Ltd. - Class A	410	279
Bank of Communications Co., Ltd. - Class H	2,674	1,536
Bank of Jiangsu Co., Ltd. - Class A	153	160
Bank of Nanjing Co., Ltd. - Class A	108	162
Bank of Ningbo Co., Ltd. - Class A	65	300
Bank of Shanghai Co., Ltd. - Class A	147	125
Baoshan Iron & Steel Co., Ltd. - Class A	231	185
Baotou Steel (Group) Co., Ltd - Class A	473	131
BBMG Corporation - Class A	167	61
BeiGene, Ltd. (a) (b)	104	1,777
Beijing Dabeinong Technology Group Co., Ltd. - Class A (a)	46	59
Beijing Enterprises Holdings Limited	58	185
Beijing Enterprises Water Group Limited	648	166
Beijing Huaer Company Limited - Class A	48	44
Beijing Huafeng Test & Control Technology Co., Ltd. - Class A	1	37
Beijing Kingsoft Office Software Co., Ltd - Class A	5	175
Beijing New Building Material (Group) Co., Ltd. - Class A	18	67
Beijing Oriental Yuhong Waterproof Technology Co., Ltd. - Class A	20	97
Beijing Shiji Information Technology Co., Ltd. - Class A	24	52
Beijing Tongrentang Co., Ltd. - Class A	9	59
Beijing United Information Technology Co., Ltd - Class A	4	52
Beijing Wantai Biological Pharmacy Enterprise Co., Ltd. - Class A	7	119
Beijing Zhonggong Education Technology Co., Ltd. - Class A (a)	25	16
Bethel Automotive Safety Systems Co., Ltd - Class A	4	41
Bicycle Club Joint Venture, L.P. - Class A	35	121
Bloomage Biotechnology Corporation Limited - Class A	2	46
Blue Moon Group Holdings Limited (b) (c)	159	106
Bluestar Adisseo Co., Ltd - Class A	24	29
BOC Hong Kong (Holdings) Limited	442	1,505
BOC International (China) Co., Ltd. - Class A	25	38
BOE Technology Group Co., Ltd. - Class A	391	190
BOE Technology Group Co., Ltd. - Class B	113	50
BYD Company Limited - Class A	19	681
BYD Company Limited - Class H	106	2,593
BYD Electronic (International) Company Limited	94	301
Caida Securities Co., Ltd. - Class A	33	36
Caitong Securities Co., Ltd. - Class A	50	51
Cansino Biologics Inc. - Class A	1	15
Cansino Biologics Inc. - Class H (b)	10	82
CGN Power Co., Ltd. - Class A	122	47
CGN Power Co., Ltd. - Class H (b)	1,495	356
Chacha Food Company, Limited - Class A	5	39
Changchun High And New Technology Industry (Group) Inc. - Class A	4	103
Changjiang Securities Co., Ltd. - Class A	59	45
Changzhou Xingyu Automotive Lighting Systems Co., Ltd. - Class A	3	53
Chengdu Westone Information Industry Inc. - Class A	8	35
China Aviation Power Co., Ltd. - Class A	29	173
China Baoan Group Co., Ltd. - Class A	32	55
China CITIC Bank Corporation Limited - Class H	1,186	525
China Coal Energy Company Limited - Class A	58	71
China Coal Energy Company Limited - Class H	256	208
China Conch Venture Holdings Limited	195	422
China Construction Bank Corporation - Class A	68	55
China Construction Bank Corporation - Class H	11,989	7,485
China CSSC Holdings Limited - Class A	41	131
China Eastern Airlines Corporation Limited - Class A (a)	150	119
China Eastern Airlines Corporation Limited - Class H (a) (c)	230	93
China Energy Engineering Corporation Limited - Class A	264	87
China Energy Engineering Corporation Limited - Class H	658	77
China Everbright Bank Company Limited - Class A	409	181
China Everbright Bank Company Limited - Class H	326	99
China Evergrande Group (a) (d)	567	134
China Feihe Limited (b)	396	335
China Galaxy Securities Co., Ltd. - Class A	58	77
China Galaxy Securities Co., Ltd. - Class H	399	195
China Hongqiao Group Limited	239	226
China Huishan Dairy Holdings Company Limited (a) (d)	946	—
China International Capital Corporation Limited - Class A	17	94
China International Capital Corporation Limited - Class H (b)	194	370
China International Marine Containers (Group) Co., Ltd. - Class A	30	30
China Jushi Co., Ltd. - Class A	41	81
China Lesso Group Holdings Limited	111	115
China Life Insurance Company Limited - Class H	916	1,563
China Literature Limited (a) (b)	47	183
China Longyuan Power Group Corporation Limited - Class H	431	524
China Medical System Holdings Limited	148	232
China Merchants Bank Co., Ltd. - Class A	206	1,102
China Merchants Bank Co., Ltd. - Class H	400	2,223
China Merchants Energy Shipping Co., Ltd. - Class A	68	55
China Merchants Expressway Network & Technology Holdings Co., Ltd. - Class A	43	48
China Merchants Port Group Co., Ltd. - Class A	9	18
China Merchants Port Holdings Company Limited	158	231
China Merchants Securities Co., Ltd. - Class A	70	134
China Merchants Securities Co., Ltd. - Class H (b)	82	80
China Merchants Shekou Industrial Zone Holdings Co., Ltd - Class A	70	127

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
China Minsheng Banking Corporation Limited - Class A	365	181
China Minsheng Banking Corporation Limited - Class H	773	268
China Molybdenum Co., Ltd - Class A	217	142
China National Building Material Company Limited - Class H	588	481
China National Nuclear Power Co Ltd - Class A	189	163
China National Software and Service Company Limited - Class A	6	49
China Northern Rare Earth (Group) High-Tech Co., Ltd. - Class A	38	135
China Oilfield Services Limited - Class A	22	52
China Oilfield Services Limited - Class H	214	258
China Overseas Land & Investment Limited	469	1,230
China Pacific Insurance (Group) Co., Ltd. - Class A	75	265
China Pacific Insurance (Group) Co., Ltd. - Class H	285	632
China Petroleum & Chemical Corporation - Class A	315	198
China Petroleum & Chemical Corporation - Class H	3,174	1,528
China Railway Group Limited - Class A	173	138
China Railway Group Limited - Class H	546	287
China Railway Signal & Communication Corporation Limited - Class A	63	43
China Railway Signal & Communication Corporation Limited - Class H	178	58
China Resources Beer (Holdings) Company Limited	190	1,321
China Resources Gas Group Limited	109	405
China Resources Land Limited	357	1,620
China Resources Microelectronics Limited - Class A	10	79
China Resources Mixc Lifestyle Services Limited (b)	78	396
China Resources Power Holdings Company Limited	219	447
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. - Class A	12	82
China Shenhua Energy Company Limited - Class A	84	334
China Shenhua Energy Company Limited - Class H	428	1,237
China Southern Airlines Company Limited - Class A (a)	130	141
China Southern Airlines Company Limited - Class H (a) (c)	186	121
China Southern Power Grid Co., Ltd. - Class A	32	26
China Suntien Green Energy Corporation Limited - Class A	8	11
China Suntien Green Energy Corporation Limited - Class H (c)	198	82
China Taiping Insurance Holdings Company Limited	177	220
China Three Gorges Corporation - Class A	262	212
China Tourism Group Duty Free Corporation Limited - Class A	20	622
China Tourism Group Duty Free Corporation Limited - Class H (a)	6	179
China Tower Corporation Limited - Class H (b)	5,876	631
China Vanke Co., Ltd. - Class A	104	270
China Vanke Co., Ltd. - Class H	237	478
China Yangtze Power Co., Ltd. - Class A	232	699
China Zhenhua (Group) Science & Technology Co., Ltd. - Class A	6	90
China Zheshang Bank Co., Ltd. - Class A (a)	149	63
Chongqing Brewery Co., Ltd. - Class A	5	95
Chongqing Changan Automobile Company Limited - Class A	87	154
Chongqing Changan Automobile Company Limited - Class B	179	84
Chongqing Fuling Zhacai Group Co., Ltd. - Class A	8	30
Chongqing Rural Commercial Bank Co., Ltd. - Class A	71	36
Chongqing Rural Commercial Bank Co., Ltd. - Class H	373	127
CITIC Limited	787	829
Citic Pacific Special Steel Group - Class A	40	98
CITIC Securities Company Limited - Class A	117	335
CITIC Securities Company Limited - Class H	172	348
CNPC Capital Company Limited - Class A	102	82
Cosco Shipping Energy Transportation Co., Ltd. - Class A (a)	36	61
Country Garden Holdings Company Limited	1,097	373
Country Garden Services Holdings Company Limited	246	607
CSC Financial Co., Ltd. - Class A	34	116
CSPC Pharmaceutical Group Limited	1,043	1,089
Dajin Heavy Industry Corporation - Class A	7	42
Daqin Railway Co., Ltd. - Class A	115	111
DaShenLin Pharmaceutical Group Co., Ltd. - Class A	7	39
Datang International Power Generation Co., Ltd. - Class A (a)	46	18
DHC Software Co., Ltd - Class A	38	31
Do-Fluoride New Materials Co., Ltd - Class A	8	37
Dongfang Electric Co., Ltd. - Class A	34	101
Dongxing Securities Co., Ltd. - Class A	31	34
Donlinks International Investment Co., Ltd. - Class A (a)	10	39
Eastern Air Logistics Co., Ltd. - Class A	12	25
Eastroc Beverage(Group) Co., Ltd. - Class A	2	41
Easyhome New Retail Group Corporation Limited - Class A	69	41
Ecovacs Robotics Co., Ltd. - Class A	7	68
ENN energy Holdings Limited	93	1,294
Enn Natural Gas Co., Ltd. - Class A	18	42
Everbright Securities Company Limited - Class A	27	58
Everbright Securities Company Limited - Class H (b) (c)	68	46
Far East Horizon Limited	254	198
Faw Jiefang Group Co., Ltd - Class A	33	36
Flat Glass Group Co., Ltd. - Class A	12	58
Flat Glass Group Co., Ltd. - Class H (c)	51	123
Foshan Haitian Flavoring & Food Co., Ltd. - Class A	47	530
Fosun International Limited	295	240
Foxconn Industrial Internet Co., Ltd. - Class A	134	177
Fujian Anjing Food Co., Ltd. - Class A	3	60
Fujian Sunner Development Co., Ltd. - Class A	14	46
Full Truck Alliance Co. Ltd. - Class A - ADR (a)	78	627
Fuyao Glass Industry Group Co., Ltd. - Class A	22	111
Fuyao Glass Industry Group Co., Ltd. - Class H (b)	75	313
Fuzhou Tianyu Electric Co., Ltd. - Class A	45	59
Ganfeng Lithium Group Co., Ltd - Class A	16	164
Ganfeng Lithium Group Co., Ltd - Class H (b) (c)	51	383
G-Bits Network Technology (Xiamen) Co., Ltd. - Class A	1	36
GD Power Development Co., Ltd - Class A (a)	188	115
Geely Automobile Holdings Limited	622	898
GEM Co., Ltd. - Class A	46	49
Gemdale Corporation - Class A	41	59
GenScript Biotech Corporation (a)	134	425
GF Securities Co., Ltd. - Class A	59	132
GF Securities Co., Ltd. - Class H	143	205
GigaDevice Semiconductor Inc. - Class A	7	103
Glodon Company Limited - Class A	13	111
Goertek Inc. - Class A	36	86
Goodwe Technologies Co., Ltd. - Class A	1	43
Gotion High-Tech Co., Ltd. - Class A	14	56
Great Wall Motor Company Limited - Class A	32	134
Great Wall Motor Company Limited - Class H (c)	365	471
Greatwall Securities Co., Ltd. Beijing Haiying Road Stock Exchange - Class A	31	36
Gree Electric Appliances, Inc. of Zhuhai - Class A	57	266
GRG Banking Equipment Co., Ltd. - Class A	25	36
Guangdong Haid Group Co., Ltd. - Class A	18	159
Guangdong Investment Limited	342	349
Guangdong Kin Long Hardware Products Co., Ltd. - Class A	4	52
Guangdong Yangzhiguang Industrial Co., Ltd. - Class A (a)	31	39
Guangxi Guiguan Electric Power Co., Ltd. - Class A	17	14
Guangzhou Automobile Group Co., Ltd. - Class A	69	110
Guangzhou Automobile Group Co., Ltd. - Class H	324	217
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. - Class A	10	41
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. - Class H	20	59
Guangzhou Haige Communications Group Incorporated Company - Class A	29	34

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Guangzhou Kingmed Diagnostics Group Co,.Ltd. - Class A	5	55
Guangzhou Ouxin Microelectronics Co., Ltd. - Class A	9	172
Guangzhou Shiyuan Electronic Technology Co., Ltd. - Class A	7	61
Guangzhou Tinci Materials Technology Co., Ltd. - Class A	21	130
Guangzhou Yuexiu Financial Holdings Group Co., Ltd. - Class A	40	34
Guolian Securities Co., Ltd. - Class A	20	32
Guolian Securities Co., Ltd. - Class H	17	9
Guosen Securities Co., Ltd. - Class A	65	83
Guotai Junan Securities Co., Ltd. - Class A	79	155
Guotai Junan Securities Co., Ltd. - Class H (b)	94	106
H World Group Limited	175	752
Haidilao International Holding Ltd. (a) (b)	145	415
Haier Smart Home Co., Ltd - Class A	62	216
Haier Smart Home Co., Ltd - Class H	285	965
Haisco Pharmaceutical Group Co., Ltd. - Class A	7	21
Haitian International Holdings Limited	90	240
Haitong Securities Co., Ltd. - Class A	67	83
Haitong Securities Co., Ltd. - Class H	393	241
Hangzhou Bank Co., Ltd. - Class A	66	124
Hangzhou Binjiang Real Estate Group Co., Ltd. - Class A	30	38
Hangzhou First Applied Material Co., Ltd. - Class A	14	133
Hangzhou Lion Microelectronics Co., Ltd. - Class A	6	36
Hangzhou Oxygen Plant Group Co., Ltd. - Class A	8	44
Hangzhou Robam Appliances Co., Ltd. - Class A	10	39
Hangzhou Silan Microelectronics Co., Ltd. - Class A	14	64
Han's Laser Technology Industry Group Co., Ltd. - Class A	11	40
Haohua Chemical Science & Technology Corp., Ltd. - Class A	7	43
Hebei Sinopack Electronic Technology Co., Ltd. - Class A	2	21
Hedy Holding Co., Ltd. - Class A	156	150
Heilongjiang Agriculture Company Limited - Class A	21	41
Henan Shuanghui Investment & Development Co., Ltd. - Class A	32	120
Hengan International Group Company Limited	84	453
Hengli Petrochemical (Dalian) Co., Ltd. - Class A	65	146
Hengsheng Chemical Industry Co., Ltd. - Class A	22	106
Hengtong Optic-Electric Co., Ltd. - Class A	19	40
Hengyi Petrochemical Co. Ltd - Class A	39	39
Hongfa Technology Co., Ltd. - Class A	9	44
Hoshizaki Corporation - Class A	6	68
Hua Xia Bank Co., Limited - Class A	152	113
Huadian Power International Corporation Limited - Class A	65	55
Huadong Medicine Co., Ltd - Class A	18	120
Huafon Chemical Co., Ltd. - Class A	27	27
Huaibei Mining Co., Ltd. - Class A	21	38
Hualan Biological Engineering, Inc. - Class A	19	61
Hualin Securities Co., Ltd. - Class A	10	19
Huaneng Lancang River Hydropower Inc. - Class A	69	65
Huaneng Power International, Inc. - Class A (a)	97	106
Huaneng Power International, Inc. - Class H (a)	422	199
Huatai Securities Co., Ltd. - Class A	59	108
Huatai Securities Co., Ltd. - Class H (b)	218	248
Huaxi Securities Co., Ltd. - Class A	29	31
Huaxin Cement Co., Ltd. - Class A	19	40
Huaxin Cement Co., Ltd. - Class H	19	21
Huayu Automotive Systems Co., Ltd. - Class A	32	80
Hubei Jumpcan Pharmaceutical Co., Ltd. - Class A	9	35
Hubei Xingfa Chemicals Group Co., Ltd. - Class A	13	54
Huizhou Desay SV Automotive Co., Ltd. - Class A	6	83
Humanwell Healthcare (Group) Co., Ltd - Class A	17	58
Hundsun Technologies Inc. - Class A	20	115
iFlytek Co., Ltd. - Class A	23	110
Industrial and Commercial Bank of China Limited - Class A	1,034	645
Industrial and Commercial Bank of China Limited - Class H	8,589	4,419
Industrial Bank Co., Ltd. - Class A	215	542
Industrial Securities Co., Ltd. - Class A	90	74
Inner Mongolia Junzheng Energy And Chemical Group Co., Ltd. - Class A	90	51
Inner Mongolia Yili Industrial Group Co., Ltd. - Class A	64	285
Innovent Biologics, Inc. - Class B (a) (b)	140	602
Inspur Electronic Information Industry Co., Ltd. - Class A	15	45
IRAY Technology Company Limited - Class A	1	44
Ja Solar Technology Co., Ltd. - Class A	23	195
Jcet Group Co., Ltd. - Class A	11	37
JD Health International Inc. (a) (b)	128	1,159
JD Logistics, Inc. (a)	237	455
JD.com, Inc. - Class A	290	8,070
Jiangsu Cnano Technology Co. Limited - Class A	2	22
Jiangsu Eastern Shenghong Co., Ltd. - Class A	46	86
Jiangsu Expressway Company Limited - Class A	29	34
Jiangsu Expressway Company Limited - Class H	129	118
Jiangsu Hengli Hydraulic Technology Co., Ltd. - Class A	12	112
Jiangsu Hengrui Medicine Co., Ltd. - Class A	66	365
Jiangsu King'S Luck Brewery Joint-Stock Co., Ltd. - Class A	14	99
Jiangsu Siyang Yanghe Vintage Co., Ltd. - Class A	14	324
Jiangsu Yuyue Medical Equipment Co., Ltd. - Class A	11	49
Jiangsu Zhongtian Technology Co., Ltd. - Class A	33	77
Jiangxi Copper Company Limited - Class A	12	31
Jiangxi Copper Company Limited - Class H	124	182
Jiangxi Special Electric Motor Co., Ltd - Class A (a)	15	38
Jiugui Liquor Co., Ltd. - Class A	3	57
Joinn Laboratories (China) Co., Ltd. - Class A	5	44
Joinn Laboratories (China) Co., Ltd. - Class H (b)	11	57
Jointown Pharmaceutical Group Co., Ltd. - Class A	20	37
Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd. - Class A	8	44
Juewei Food Co., Ltd. - Class A	7	58
Kangmei Pharmaceutical Co., Ltd. - Class A (a)	3	1
Kanzhun Limited - ADR (a)	26	525
KBC Corporation, Ltd. - Class A	1	35
KE Holdings Inc. (a)	246	1,167
Keboda Technology Co., Ltd. - Class A	1	13
KEDA Industrial Group Co., Ltd - Class A	19	39
Kingdee International Software Group Company Limited (a)	352	746
Kingsoft Corp Ltd	116	387
Kuaishou Technology (a) (b)	238	2,145
Kuang-Chi Technologies Co., Ltd. - Class A	16	39
Kunlun Energy Company Limited	500	355
Kweichow Moutai Co., Ltd. - Class A	12	3,045
LB Group Co., Ltd. - Class A	22	58
Lenovo Group Limited	915	737
Levima Advanced Materials Corporation - Class A	9	40
Li Auto Inc. (a)	140	1,402
Li Ning Company Limited	285	2,463
Liaoning Port Co., Ltd. - Class A	185	43
Liaoning Port Co., Ltd. - Class H	444	39
Lingyi Itech (Guangdong) Company - Class A (a)	65	43
Livzon Pharmaceutical Group Inc. - Class A	11	51
Livzon Pharmaceutical Group Inc. - Class H	11	35
Longfor Properties Co. Ltd.	212	652
LONGi Green Energy Technology Co., Ltd. - Class A	79	477
Lufax Holding Ltd - ADR	86	167
Luxshare Precision Industry (Kunshan) Co., Ltd. - Class A	74	339
Luzhou Lao Jiao Vintage Co., Ltd. - Class A	14	462
Meinian Onehealth Healthcare Holdings Co., Ltd. - Class A (a)	42	37
Meituan - Class B (a) (b)	501	11,082
Metallurgical Corporation of China Ltd. - Class A	220	100
MicroPort Scientific Corporation (a)	84	218
Midea Group Co., Ltd. - Class A	70	521
Mingyang Smart Energy Group Co., Ltd. - Class A	23	83
Minth Group Limited	94	254
Montage Technology Co., Ltd. - Class A	11	95

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Muyuan Foods Co., Ltd. - Class A	51	359
Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd - Class A	13	33
NARI Technology Co., Ltd. - Class A	70	247
Naura Technology Group Co., Ltd. - Class A	5	172
Navinfo Co., Ltd. - Class A	19	30
NetEase, Inc.	224	3,253
New China Life Insurance Company Ltd. - Class A	26	111
New China Life Insurance Company Ltd. - Class H	99	241
New Hope Liuhe Co., Ltd. - Class A (a)	47	88
Ninestar Co., Ltd. - Class A	12	89
Ningbo Deye Technology Co., Ltd. - Class A	2	110
Ningbo Orient Wires & Cables Co., Ltd - Class A	6	62
Ningbo Ronbay New Energy Technology Co., Ltd. - Class A	4	37
Ningbo Shanshan Co., Ltd. - Class A	16	42
Ningbo Tuopu Group Co., Ltd. - Class A	11	95
Ningbo Zhoushan Port Group - Class A	120	62
Ningxia Baofeng Energy Group Shares Co., Ltd. - Class A	62	108
NIO, Inc. (a)	174	1,720
Nongfu Spring Co., Ltd. - Class H (b)	221	1,247
Oppein Home Group Inc. - Class A	5	85
Orient Securities Company Limited - Class A	59	76
Orient Securities Company Limited - Class H (b)	89	43
Pangang Group Steel Vanadium & Titanium Co., Ltd. - Class A (a)	74	50
Perfect World Co., Ltd. - Class A	21	38
PetroChina Company Limited - Class H	2,599	1,185
PICC Property and Casualty Company Limited - Class H	857	810
Pinduoduo Inc. - ADR (a)	67	5,453
Ping An Bank Co., Ltd. - Class A	203	383
Ping An Healthcare and Technology Company Limited (a) (b)	59	159
Ping An Insurance (Group) Co of China Ltd - Class A	110	739
Ping An Insurance (Group) Co of China Ltd - Class H	757	4,971
Poly Developments and Holdings Group Co., Ltd. - Class A	125	271
Postal Savings Bank of China Co., Ltd. - Class A	348	230
Postal Savings Bank of China Co., Ltd. - Class H (b) (c)	996	616
Power Construction Corporation of China - Class A	128	130
Proya Cosmetics Co., Ltd. - Class A	3	64
Pylon Technologies Co., Ltd. - Class A	1	55
Qingdao Port International Co., Ltd. - Class A	46	37
Qingdao Port International Co., Ltd. - Class H (b)	71	34
Qingdao Rural Commercial Bank Co., Ltd. - Class A	67	28
Qinghai Salt Lake Industry Co., Ltd - Class A (a)	52	169
Red Star Macalline Home Furnishing Group Co., Ltd. - Class A	32	22
Remegen, Ltd. - Class A (a)	4	43
Remegen, Ltd. - Class H (a) (b)	16	115
Rockchip Electronics Co., Ltd. - Class A	4	37
Rongsheng Petrochemical Co., Ltd. - Class A	94	166
S.F. Holding Co., Ltd - Class A	49	405
SAIC Motor Corporation Limited - Class A	107	221
SANY Heavy Industry Co., Ltd. - Class A	90	204
Satellite Chemical Co., Ltd. - Class A	31	70
Seazen Holdings Co., Ltd. - Class A (a)	23	68
Shaanxi Coal and Chemical Industry Group Co., Ltd. - Class A	96	256
Shan Xi Hua Yang Group New Energy Co., Ltd. - Class A	20	40
Shandong Energy Group Co., Ltd - Class A	25	119
Shandong Energy Group Co., Ltd - Class H	180	551
Shandong Gold Group Co., Ltd. - Class A	43	118
Shandong Gold Group Co., Ltd. - Class H (b)	77	143
Shandong Hi-Speed ??Group Co., Ltd. - Class A	18	15
Shandong Linglong Tyre Co., Ltd. - Class A	14	41
Shandong Nanshan Aluminium Co., Ltd. - Class A	119	56
Shandong Weigao Group Medical Polymer Company Limited - Class H	294	482
Shanghai Bairun Investment Holding Group Co., Ltd. - Class A	10	51
Shanghai Baosight Software Co., Ltd - Class A	12	80
Shanghai Baosight Software Co., Ltd - Class B	58	181
Shanghai Electric Group Company Limited - Class A (a)	168	95
Shanghai Electric Group Company Limited - Class H (a)	312	70
Shanghai Flyco Electrical Appliance Co., Ltd - Class A	2	15
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. - Class A	22	113
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. - Class H	52	166
Shanghai Friendess Electronic Technology Corporation Limited - Class A	1	35
Shanghai Fudan Microelectronics Group Co., Ltd. - Class A	5	51
Shanghai Fudan Microelectronics Group Co., Ltd. - Class H	32	121
Shanghai International Airport Co.Ltd. - Class A (a)	25	209
Shanghai International Port(Group) Co., Ltd - Class A	197	151
Shanghai Jiangong Tufang Construction Co., Ltd. - Class A	118	44
Shanghai Jin Jiang International Hotel Co., Ltd. - Class A	10	84
Shanghai Jin Jiang International Hotel Co., Ltd. - Class B	27	55
Shanghai Junshi Biosciences Co., Ltd. - Class A (a)	6	55
Shanghai Junshi Biosciences Co., Ltd. - Class H (a) (b)	18	110
Shanghai Lingang Holdings Co., Ltd - Class A	18	31
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - Class A	19	27
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - Class B	120	97
Shanghai M&G Stationery Inc - Class A	10	77
Shanghai Medicilon Inc. - Class A	1	30
Shanghai Pharmaceuticals Holding Co., Ltd. - Class A	18	45
Shanghai Pharmaceuticals Holding Co., Ltd. - Class H	117	194
Shanghai Pu Tai Lai New Energy Technology Co., Ltd. - Class A	15	115
Shanghai Pudong Development Bank Co., Ltd. - Class A	308	322
Shanghai RAAS blood products co., Ltd. - Class A	67	61
Shanghai Rural Commercial Bank Co., Ltd. - Class A	35	30
Shanghai Wingtech Electronics Technology Co., Ltd. - Class A	13	100
Shanghai Yto Express Co., Ltd. Dalian Branch - Class A	32	92
Shanghai Yuyuan Tourist Mart (Group) Co., Ltd - Class A	41	45
Shanxi Coking Coal Energy Group Co., Ltd. - Class A	44	74
Shanxi Lu'an Environmental Eneshanxi Lu'an Environmental Energy Development Co., Ltd. - Class A	32	78
Shanxi Xinghuacun Fenjiu Group., Ltd - Class A	12	496
Shengyi Technology Co., Ltd. - Class A	24	50
Shennan Circuits Co., Ltd. - Class A	5	53
Shenwan Hongyuan Group Co., Ltd. - Class A	212	121
Shenwan Hongyuan Group Co., Ltd. - Class H (b) (c)	198	37
Shenzhen Chengxin Lithium Group Co., Ltd. - Class A	9	49
Shenzhen Overseas Chinese Town Co., Ltd - Class A	81	62
Shenzhen Salubris Pharmaceuticals Co., Ltd. - Class A	9	41
Shenzhen SED Industry Co., Ltd. - Class A	12	33
Shenzhen Transsion Holdings Co., Ltd. - Class A	8	95
Shenzhou International Group Holdings Limited	98	1,096
Shijiazhuang Yiling Pharmaceutical Co., Ltd. - Class A	18	76
Sichuan Chuantou Energy Co,.Ltd. - Class A	49	85
Sichuan Highway And Bridge Construction Group Co., Ltd. - Class A	32	51

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Sichuan Kelun Pharmaceutical Co., Ltd. - Class A	15	56
Sichuan New Energy Power Company Limited - Class A (a)	17	43
Sichuan Swellfun Co., Ltd. - Class A	5	57
Silergy Corp.	41	582
Sinoma Science & Technology Co., Ltd. - Class A	19	57
Sinomine Resource Group Co., Ltd. - Class A	4	38
Sinopec Oilfield Service Corporation - Class A (a)	8	2
Sinopec Oilfield Service Corporation - Class H (a)	590	39
Sinopec Shanghai Petrochemical Company Limited - Class A	40	19
Sinopec Shanghai Petrochemical Company Limited - Class H	390	66
SKSHU Paint Co., Ltd. - Class A (a)	3	54
Smoore International Holdings Limited (b) (c)	212	326
Soochow Securities Co., Ltd. - Class A	55	52
Southwest Securities Co., Ltd. - Class A	82	44
Starpower Semiconductor Ltd. - Class A	2	80
Sunny Optical Technology (Group) Company Limited	90	1,074
Sunshine City Group Co., Ltd. - Class A	71	92
Suzhou Dongshan Precision Manufacturing Co., Ltd. - Class A	18	62
TBEA Co., Ltd. - Class A	39	111
TCL Technology Group Corporation - Class A	149	79
Tencent Holdings Limited	742	31,539
Tencent Music Entertainment Group (a)	148	619
The People's Insurance Company (Group) of China Limited - Class H	1,024	339
Tianjin Zhonghuan Semiconductor Co., Ltd. - Class A	33	176
Tianma Microelectronics Co., Ltd. - Class A	29	36
Tianqi Lithium Corporation - Class A (a)	14	156
Tianshan Aluminum Group Co., Ltd. - Class A	37	41
Tianshui Huatian Technology Co., Ltd. - Class A	30	36
Tingyi (Cayman Islands) Holding Corp.	233	411
Tongcheng-Elong Holdings Limited (a) (b)	125	298
Tongwei Co., Ltd. - Class A	43	239
Top Choice Medical Investment Co., Inc. - Class A (a)	3	72
Topsports International Holdings Limited (b)	349	275
Trip.com Group Limited (a)	65	2,287
Tsingtao Brewery Co., Ltd. - Class A	8	123
Tsingtao Brewery Co., Ltd. - Class H	68	672
Uni-President China Holdings Ltd	137	137
Unisplendour Corporation Limited - Class A	29	81
Universal Scientific Industrial (Shanghai) Co., Ltd. - Class A	17	39
Vipshop (China) Co., Ltd. - ADR (a)	46	627
Wanda Film Holding Co., Ltd. - Class A (a)	19	39
Wanhua Chemical Group Co., Ltd. - Class A	30	402
Want Want China Holdings Limited	636	425
Weichai Power Co., Ltd. - Class A	68	99
Weichai Power Co., Ltd. - Class H	252	336
Western Securities Co., Ltd. - Class A	53	46
Western Superconducting Technologies Co., Ltd. - Class A	5	63
Will Semiconductor Co., Ltd. Shanghai - Class A	10	114
Wuhan Guide Infrared Co., Ltd. - Class A	34	54
Wuhu 37 Interactive Entertainment Network Technology Group Co., Ltd. - Class A	23	60
Wuliangye Yibin Co., Ltd. - Class A	38	973
WuXi AppTec Co., Ltd. - Class A	27	307
WuXi AppTec Co., Ltd. - Class H (b)	48	497
Wuxi Autowell Technology Co., Ltd. - Class A	1	42
Wuxi Shangji Automation Co., Ltd. - Class A	4	55
XCMG Construction Machinery Co., Ltd. - Class A	78	56
Xiamen C&D Inc. - Class A	28	55
Xiamen Faratronic Co., Ltd. - Class A	2	41
Xiamen Xiangyu Co., Ltd. - Class A	26	39
Xinjiang Goldwind Science Technology Co., Ltd. - Class A	53	83
Xinjiang Goldwind Science Technology Co., Ltd. - Class H	83	74
Xinyi Solar Holdings Limited	586	645
Xpeng Inc. (a)	132	635
Yadea Group Holdings Ltd (b)	138	231
Yifeng Pharmacy Chain Co., Ltd. - Class A	7	68
Yintai Gold Co., Ltd - Class A	32	50
Yongan Futures Co., Ltd. - Class A	5	12
Yongxing Special Materials Technology Co., Ltd. - Class A	4	57
Youngor Group Co., Ltd. - Class A	47	43
Yum China Holdings, Inc.	51	2,809
Yunda Holding Co., Ltd. - Class A	29	59
Yunnan Baiyao Industrial Co., Ltd. - Class A	19	146
Yunnan Energy New Material Co., Ltd. - Class A	9	176
Yunnan Yuntianhua Co., Ltd - Class A (a)	16	49
Zangge Mining Company Limited - Class A (a)	13	47
Zhangzhou Pien Tze Huang Pharmaceutical Co., Ltd. - Class A	6	261
Zhejiang Century Huatong Group Co., Ltd. - Class A (a)	78	43
Zhejiang CHINT Electrics Co., Ltd. - Class A	23	91
Zhejiang Dahua Technology Co., Ltd. - Class A	31	50
Zhejiang Grandwall Electric Science & Technology Co., Ltd. - Class A	31	46
Zhejiang Huahai Pharmaceutical Co., Ltd. - Class A	16	49
Zhejiang Huayou Cobalt Co., Ltd. - Class A	17	133
Zhejiang Jiuzhou Pharmaceutical Co., Ltd. - Class A	8	49
Zhejiang Juhua Co., Ltd. - Class A	22	49
Zhejiang NHU Company Ltd. - Class A	31	84
Zhejiang SUPCON Technology Co., Ltd. - Class A	4	47
Zhejiang Supor Co., Ltd. - Class A	6	39
Zhejiang Weiming Environment Protection Co., Ltd. - Class A	17	45
Zhejiang Yongtai Technology Co., Ltd. - Class A	10	33
Zheshang Securities Co., Ltd. - Class A	38	54
Zhongtai Securities Co., Ltd - Class A	67	61
Zhuzhou CRRC Times Electric Co., Ltd. - Class A	4	33
Zhuzhou CRRC Times Electric Co., Ltd. - Class H	64	316
Zijin Mining Group Co., Ltd. - Class A	188	269
Zijin Mining Group Co., Ltd. - Class H	712	960
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class A	80	63
ZTE Corporation - Class A	33	123
ZTE Corporation - Class H	112	246
ZTO Express (Cayman) Inc. (b) (c)	51	1,394
		236,776
India 16.9%
ABB India Limited	6	193
ACC Limited	10	295
Adani Enterprises Limited	33	1,550
Adani Gas Limited	35	1,542
Adani Green Energy (UP) Limited (a)	43	1,001
Adani Ports and Special Economic Zone Limited	89	887
Adani Power Limited (a)	94	341
Adani Transmission Limited (a)	34	1,071
Adani Wilmar Limited (a)	18	137
Alkem Laboratories Limited	5	167
Ambuja Cements Limited	92	586
Apollo Hospitals Enterprise Limited	13	681
Ashok Leyland Limited	190	330
Asian Paints Limited	55	2,059
AU Small Finance Bank Limited (b)	41	325
Aurobindo Pharma Ltd	37	199
Avenue Supermarts Limited (a) (b)	18	904
Axis Bank Limited	279	3,147
Bajaj Auto Limited	8	363
Bajaj Finance Limited	32	2,583
Bajaj Finserv Limited	47	883
Bajaj Holdings & Investment Limited.	3	216
Balkrishna Industries Limited	11	279
Bandhan Bank Limited (a) (b)	97	275
Bank of Baroda	121	272
Berger Paints India Limited	33	233
Bharat Electronics Limited	472	572
Bharat Forge Ltd	33	356
Bharat Petroleum Corporation Limited	109	436
Bharti Airtel Limited	297	2,899

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Biocon Limited	59	186
Bosch Limited	1	236
Britannia Industries Ltd	15	758
Canara Bank	39	158
Cholamandalam Investment and Finance Company Limited	47	414
Cipla Limited	68	885
Coal India Ltd Govt Of India Undertaking	267	728
Colgate-Palmolive (India) Limited	16	300
Container Corporation	37	330
Dabur India Limited	76	515
Divis Laboratories Limited	16	670
DLF Limited	74	335
Dr. Reddy's Laboratories Limited	15	778
Eicher Motors Limited	18	690
Embassy Office Parks Private Limited	65	263
FSN E-Commerce Ventures Private Limited (a)	23	43
GAIL (India) Limited	288	336
Gland Pharma Ltd (a)	8	160
Godrej Consumer Products Limited (a)	47	494
Godrej Properties Limited (a)	14	206
Grasim Industries Ltd	48	993
Havells India Limited	32	419
HCL Technologies Limited	129	1,618
HDFC Life Insurance Company Limited (b)	116	795
HDFC Asset Management Company Limited	9	236
HDFC Bank Limited	504	9,943
Hero MotoCorp Limited	16	537
Hindalco Industries Limited	180	1,035
Hindustan Aeronautics Limited	10	302
Hindustan Petroleum Corporation Limited	84	238
Hindustan Unilever Limited	108	3,357
Housing Development Finance Corporation Limited	223	7,108
ICICI Bank Limited	633	6,838
ICICI Lombard General Insurance Company Limited (b)	29	441
ICICI Prudential Life Insurance Company Limited (b)	45	248
Indian Oil Corporation Limited	438	407
Indian Railway Catering And Tourism Corporation Limited	33	255
Indraprastha Gas Limited	47	237
Indus Towers Limited	96	221
IndusInd Bank Ltd.	72	1,068
Info Edge (India) Limited	9	448
Infosys Limited	449	8,190
Interglobe Aviation Limited (a) (b)	13	315
ITC Limited	364	1,460
Jindal Steel & Power Limited	47	330
JSW Energy Limited	50	173
JSW Steel Limited	117	1,084
Jubilant Foodworks Limited	48	298
Kotak Mahindra Bank Limited	134	2,952
L&T Technology Services Limited	3	148
Larsen and Toubro Limited	84	2,121
LIC Housing Finance Ltd	41	204
LTIMindtree Limited (b)	6	303
Lupin Limited	32	284
Macrotech Developers Limited (a)	11	140
Mahindra and Mahindra Limited	116	1,755
Marico Limited	70	433
Maruti Suzuki India Limited	17	1,680
Mphasis Limited	10	230
MRF Limited	—	297
Muthoot Finance Limited	12	152
Nestle India Limited	4	1,060
NMDC Limited (a) (d)	125	56
NMDC Limited	125	186
NTPC Limited	569	1,146
Oil and Natural Gas Corporation Limited	486	865
One 97 Communications Limited (a)	9	59
Oracle Financial Services Software Limited	3	118
Page Industries Limited	1	396
Patanjali Foods Limited	8	109
Petronet LNG Limited	104	270
PI Industries Limited	11	443
Pidilite Industries Limited	19	589
Piramal Enterprises Limited	17	169
Power Finance Corporation Limited	155	265
Power Grid Corporation of India Limited	412	1,064
Procter & Gamble Hygiene and Health Care Limited	1	168
Punjab National Bank	277	190
REC Limited	167	236
Reliance Industries Limited	424	13,066
Samvardhana Motherson International Limited	241	217
SBI Cards and Payment Services Private Limited	37	353
SBI Life Insurance Company Limited (b)	57	843
Shree Cement Limited	1	364
Shriram Finance Limited	25	418
Siemens Limited	11	369
Sona BLW Precision Forgings Limited	23	117
SRF Limited	18	489
Star Health and Allied Insurance Company Limited (a)	8	54
State Bank of India	224	1,661
Steel Authority of India Limited	194	194
Sun Pharma Advanced Research Company Limited	133	1,612
Sundaram Finance Limited	9	259
Tata Consultancy Services Limited	125	4,939
Tata Consumer Products Limited	69	641
Tata Elxsi Limited	4	338
Tata Motors Limited (a)	210	991
Tata Motors Limited (a)	65	161
Tata Steel Limited	999	1,365
Tech Mahindra Limited	74	913
The Indian Hotels Company Limited	98	379
The Tata Power Company Limited	213	537
Titan Company Limited	52	1,634
Torrent Pharmaceuticals Ltd	13	243
Tube Investments of India Limited	12	414
TVS Motor Company Limited	29	386
UltraTech Cement Limited	14	1,152
United Breweries Limited	10	201
United Spirits Limited (a)	38	408
UPL Limited	65	564
Varun Beverages Limited	27	441
Vedanta Limited	134	501
Voltas Limited	27	258
Wipro Limited	183	873
Yes Bank Limited (a)	361	90
Zomato Limited (a)	600	432
Zydus Lifesciences Limited	33	169
		137,995
Taiwan 12.8%
Accton Technology Corporation	62	472
Acer Inc.	413	316
Advanced Energy Solution Holding Co., Ltd.	4	84
Advantech Co., Ltd.	58	625
Airtac International Group	18	541
ASE Technology Holding Co., Ltd.	426	1,295
Asia Cement Corporation	316	421
ASUSTeK Computer Inc.	89	776
AUO Corporation	886	432
Catcher Technology Co., Ltd.	93	511
Cathay Financial Holding Co., Ltd.	1,187	1,543
Chailease Holding Company Limited	188	1,322
Chang Hwa Commercial Bank, Ltd.	809	451
Cheng Shin Rubber Ind. Co., Ltd.	249	275
Chicony Electronics Co., Ltd	91	255
China Airlines, Ltd.	355	220
China Development Financial Holding Corporation	1,978	810
China Steel Corporation	1,574	1,524
Chunghwa Telecom Co., Ltd.	477	1,752
Compal Electronics Inc.	471	353
CTBC Financial Holding Co., Ltd.	2,348	1,684
Delta Electronics, Inc.	233	2,162
E Ink Holdings Inc.	112	587
E.Sun Financial Holding Company, Ltd.	1,690	1,322
Eclat Textile Corporation Ltd.	27	435
eMemory Technology Inc.	7	304

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
EVA Airways Corporation	318	292
Evergreen Marine Corp. (Taiwan) Ltd.	121	638
Far Eastern New Century Corporation	483	501
Far EasTone Telecommunications Co., Ltd.	189	405
Feng Tay Enterprises Co., Ltd.	73	490
First Financial Holding Co., Ltd.	1,269	1,093
Formosa Chemicals & Fibre Corporation	501	1,148
Formosa Petrochemical Corporation	208	543
Formosa Plastics Corporation	511	1,442
Formosa Taffeta Co., Ltd.	131	114
FOXCONN Technology Co., Ltd.	136	229
Fubon Financial Holding Co., Ltd.	957	1,752
Giant Manufacturing Co., Ltd.	44	284
GlobalWafers Co., Ltd.	24	334
Highwealth Construction Corp.	154	202
HIWIN Technologies Corp.	36	215
Hon Hai Precision Industry Co., Ltd.	1,473	4,788
Hotai Motor Co., Ltd.	45	860
Hua Nan Financial Holdings Co., Ltd.	1,313	959
Innolux Corporation	1,159	415
Inventec Corporation	385	328
Kinsus Interconnect Technology Corp.	33	112
Largan Precision Co., Ltd.	12	798
Lite-On Technology Corporation	279	579
Macronix International Co., Ltd.	248	273
MediaTek Inc.	195	3,963
Mega Financial Holding Co., Ltd.	1,311	1,294
Merida Industry Co., Ltd.	22	120
Micro-Star International Co., Ltd.	85	330
Momo.Com Inc.	10	213
Nan Ya P.C.B. Service Company	28	207
Nan Ya Plastics Corporation	677	1,563
Nanya Technology Corporation	158	263
Nien Made Enterprise Co., Ltd.	23	219
Novatek Microelectronics Corp.	67	684
Oneness Biotech Co., Ltd. (a)	32	256
Parade Technologies, Ltd.	9	226
PEGATRON Corporation	275	567
PharmaEssentia Corp. (a)	30	463
Phison Electronics Corporation	18	184
Polaris Group (a)	38	110
Pou Chen Corporation	337	375
Powerchip Semiconductor Manufacturing Corp.	358	371
Powertech Technology Inc.	84	217
President Chain Store Corporation	70	619
Quanta Computer Inc.	349	819
Radiant Opto-Electronics Corporation	64	219
Realtek Semiconductor Corporation	60	548
Ruentex Development Co., Ltd.	271	381
Ruentex Industries Limited	96	203
Shin Kong Financial Holding Co., Ltd.	1,949	554
Simplo Technology Co., Ltd.	24	223
Sino-American Silicon Products Inc.	69	314
SinoPac Financial Holdings Company Limited	1,442	785
Synnex Technology International Corporation	154	296
Taishin Financial Holding Co., Ltd.	1,452	713
Taiwan Business Bank, Ltd.	808	340
Taiwan Cement Corporation	792	867
Taiwan Cooperative Bank, Ltd.	1,247	1,053
Taiwan Fertilizer Co., Ltd.	103	179
Taiwan Glass Industry Corporation	144	100
Taiwan High Speed Rail Corporation	276	258
Taiwan Mobile Co., Ltd.	216	666
Taiwan Semiconductor Manufacturing Company Limited	2,327	33,839
Tatung Co. (a)	227	255
TECO Electric & Machinery Co., Ltd.	161	144
The Shanghai Commercial & Savings Bank, Ltd.	595	850
Tripod Technology Corporation	53	162
Unimicron Technology Corp.	153	599
Uni-President Enterprises Corp.	592	1,282
United Microelectronics Corporation	1,401	1,849
Vanguard International Semiconductor Corporation	98	247
Voltronic Power Technology Corporation	9	452
Walsin Lihwa Corporation	305	470
Wan Hai Lines Ltd.	166	431
WIN Semiconductors Corp.	49	218
Winbond Electronics Corp.	310	197
Wistron Corporation	341	326
Wiwynn Corporation	12	311
WPG Holdings Limited	192	300
Yageo Corporation	43	630
Yang Ming Marine Transport Corporation	214	456
Yuanta Financial Holding Co., Ltd	1,460	1,030
Yulon Nissan Motor Co., Ltd	4	25
Zhen Ding Technology Holding Limited	83	283
		104,384
South Korea 11.1%
Amorepacific Corporation	4	410
Amorepacific Corporation	4	121
BGFretail Co., Ltd.	1	209
BNK Financial Group Inc.	40	207
Celltrion Healthcare Co. Ltd.	13	610
Celltrion Inc.	13	1,651
Cheil Worldwide Inc.	9	167
CJ CheilJedang Corp.	1	288
Cj Corporation	1	90
CJ Logistics Corporation (a)	1	88
Coway Co., Ltd.	7	328
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a)	5	77
DB Insurance Co., Ltd.	7	354
Dong Suh Corp.	7	112
Doosan Bobcat Inc.	7	181
Doosan Enerbility Co Ltd (a)	52	644
Ecopro BM Co., Ltd. (c)	7	477
E-MART Inc.	3	207
F&F Holdings Co., Ltd.	2	246
GS Holdings Corp.	12	430
GS Retail Co., Ltd.	4	83
Hana Financial Group Inc.	36	1,198
Hanjin Kal Corp. (a)	3	76
Hankook Tire & Technology Co,. Ltd.	9	218
Hanmi Science	4	113
Hanmi Science Co., Ltd.	1	201
Hanon Systems	21	136
Hanwha Aerospace CO., LTD.	4	222
Hanwha Corporation	7	142
Hanwha Solutions Corporation (a)	15	514
HD Hyundai Co., Ltd. (a)	2	212
HD Hyundai Co., Ltd.	5	229
HLB Co., Ltd (a)	14	312
Hmm Co., Ltd.	45	706
Hotel Shilla Co., Ltd.	4	286
HYBE Co., Ltd. (a)	2	329
Hyundai Engineering & Construction Co., Ltd.	9	235
Hyundai Glovis Co., Ltd.	3	335
Hyundai Heavy Industries Co., Ltd. (a)	6	331
Hyundai Marine & Fire Insurance Co., Ltd.	8	186
Hyundai Mobis Co., Ltd.	8	1,260
Hyundai Motor Company	17	2,053
Hyundai Rotem Company (a)	10	218
Hyundai Steel Company	11	277
Iljin Materials Co,. Ltd.	3	107
Industrial Bank of Korea	30	233
Kakao Corp.	38	1,603
Kakao Games Corp. (a)	5	192
Kakao Pay Corp. (a)	3	131
KakaoBank Corp. (a)	38	747
Kangwon Land, Inc. (a)	13	237
KB Financial Group Inc.	48	1,814
KCC Corporation	1	83
KIA Corporation	33	1,528
Korea Aerospace Industries, Ltd.	9	376
Korea Electric Power Corp (a)	31	531
Korea Gas Corporation	4	110
Korea Investment Holdings Co., Ltd.	6	234
Korea Zinc Co., Ltd.	2	702
Korean Air Lines Co., Ltd. (a)	23	425
KT Corp	16	439

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
KT&G Corporation	13	961
Kumho Petrochemical Co., Ltd.	2	238
L&F Co., Ltd. (a)	3	403
LG Chem, Ltd. (a)	5	1,777
LG Chem, Ltd.	6	2,746
LG Corp.	17	1,038
LG Display Co., Ltd.	30	293
LG Electronics Inc.	14	930
LG H&H Co., Ltd.	1	626
LG Innotek Co., Ltd.	2	369
LG Uplus Corp.	27	236
LOTTE Chemical Corporation	2	256
Lotte Confectionery Co., Ltd.	4	103
Lotte Shopping Co., Ltd.	2	114
Meritz Financial Group Inc.	3	99
Meritz Fire & Marine Insurance Co., Ltd.	5	185
MERITZ Securities Co. Ltd.	24	118
Mirae Asset Securities Co., Ltd.	39	188
NAVER Corporation	18	2,570
Ncsoft Corporation	2	679
Netmarble Corp.	3	165
NH Investment & Securities Co., Ltd.	19	134
Orion Incorporation	3	315
Pan Ocean Co., Ltd.	32	147
Pearl Abyss Corp. (a)	5	163
POSCO Chemical Co., Ltd.	4	542
POSCO Holdings Inc.	9	1,923
Posco International Corporation	6	113
S-1 Corporation	2	112
Samsung Biologics Co., Ltd (a)	2	1,590
Samsung C&T Corporation	11	1,017
Samsung Card Co., Ltd.	3	77
Samsung Electro-Mechanics Co., Ltd.	7	677
Samsung Electronics Co Ltd	631	27,661
Samsung Engineering Co., Ltd. (a)	17	301
Samsung Fire & Marine Insurance Co., Ltd.	4	610
Samsung Heavy Industries Co., Ltd (a)	91	367
Samsung Life Insurance Co., Ltd.	11	625
Samsung SDI Co., Ltd.	7	3,148
Samsung SDS Co., Ltd.	5	518
Samsung Securities Co., Ltd.	8	212
SD Biosensor, Inc.	5	127
Shinhan Financial Group Co., Ltd.	63	1,736
SHINSEGAE Inc.	1	155
SK Biopharmaceuticals Co., Ltd. (a)	3	195
SK Bioscience Co., Ltd. (a)	3	189
SK Hynix Inc.	66	3,926
SK ie Technology Co., Ltd. (a)	4	155
SK Inc.	5	709
SK innovation Co., Ltd. (a)	6	781
SK Square Co., Ltd. (a)	12	310
SK Telecom Co., Ltd.	13	487
SKC Co., Ltd.	2	173
S-Oil Corporation	6	376
Ssangyong C&E Co., Ltd.	15	69
Woori Financial Group Inc.	79	717
Yuhan Corporation	7	313
		91,025
Brazil 3.8%
Alupar Investimento S.A.	16	87
American Beverage Co Ambev	531	1,453
Americanas SA	77	139
Atacadao S/A	64	179
B3 S.A. - Brasil, Bolsa, Balcao	759	1,893
Banco Bradesco S.A.	197	500
Banco BTG Pactual S/A	142	642
Banco do Brasil S.A	173	1,119
BB Seguridade Participacoes S/A	80	510
Caixa Seguridade Participacoes S/A	66	105
CCR S.A.	148	302
Centrais Eletricas Brasileiras S/A	160	1,273
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP	40	429
Companhia Energetica De Minas Gerais-Cemig	48	144
Companhia Paranaense De Energia	27	194
Companhia Siderurgica Nacional	81	222
Cosan S.A.	148	478
CPFL Energia S/A	24	153
Diagnosticos Da America S.A .	7	17
Energisa S/A	33	273
ENGIE Brasil Energia S.A.	33	238
Equatorial Energia S.A	110	561
Hapvida Participacoes E Investimentos S/A (b)	574	548
Hypera S.A.	53	448
Itausa Investimentos Itau S.A.	178	299
JBS S.A.	84	349
Klabin S.A.	98	368
Localiza Rent A Car S/A	96	961
Lojas Renner S/A.	120	443
Magazine Luiza S.A.	362	186
Natura & Co Holding SA	111	242
Neoenergia S/A	33	95
Petro Rio S.A. (a)	76	535
Petroleo Brasileiro S/A Petrobras.	454	2,401
Porto Seguro S/A	25	109
Raia Drogasil S.A.	136	610
Rede D'or Sao Luiz S.A.	110	614
Rumo S.A	138	483
Sendas Distribuidora S/A	109	400
Suzano S.A.	95	871
Telefonica Brasil S.A.	55	400
TIM S.A	107	251
Transmissora Alianca De Energia Eletrica S/A	24	157
Vale S.A.	474	8,036
Vibra Energia S/A	133	389
Weg SA	185	1,336
		31,442
Saudi Arabia 3.6%
Advanced Petrochemical Company	17	197
Al Nahdi Medical Co (a)	4	158
Al Rajhi Banking and Investment Corporation	240	4,824
Alamar Foods Company	1	45
Al-Elm Information Security Company	3	269
Alinma Bank	118	1,024
Almarai Company	31	445
Arabian Internet & Communications Services Co. Ltd	3	191
Bank AlBilad	63	752
Bank Aljazira	49	248
Banque Saudi Fransi	73	785
Dr Sulaiman Al Habib For Medical Service Group Company (Closed Joint Stock)	10	601
Etihad Etisalat Company	49	457
International Company For Water and Power Projects	16	638
Jarir Marketing Company	8	302
Rabigh Refining and Petrochemical Company (a)	23	65
Riyad Bank	184	1,559
Santana Mining Inc. (a)	101	1,749
Saudi Arabian Fertilizer Company	28	1,110
Saudi Arabian Oil Company	275	2,353
Saudi Basic Industries Corporation	109	2,601
Saudi British Bank	47	493
Saudi Electricity Company	100	614
Saudi Industrial Investment Group	46	270
Saudi International Petrochemical Company (Sipchem)	46	415
Saudi Kayan Petrochemical Company (a)	90	327
Saudi Tadawul Group Holding Company	6	270
Saudi Telecom Company	217	2,119
Savola Group	35	255
The Saudi Investment Bank	60	279
The Saudi National Bank	268	3,621
Yanbu National Petrochemical Co.	34	382
		29,418
South Africa 3.5%
ABSA Group Ltd	100	1,142
African Rainbow Minerals	15	264
Anglo American Platinum	7	569
AngloGold Ashanti	51	993

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Aspen Pharmacare Holdings	49	398
Bid Corporation (Pty) Ltd	41	790
Capitec Bank Holdings	12	1,320
Clicks Group	33	523
Discovery (a)	57	418
Exxaro Resources Limited	29	375
Firstrand Ltd	678	2,480
Gold Fields Limited	109	1,135
Growthpoint Properties Ltd	341	292
Impala Platinum Holdings	106	1,333
Kumba Iron Ore Ltd (b)	6	166
Life Healthcare Group Holdings	210	209
Mr Price Group	33	313
MTN Group	111	837
Multichoice Group	56	385
Naspers Ltd - Class N	27	4,435
Nedbank Group	59	740
Northam Platinum (a)	35	385
OM Residual UK Ltd	591	365
Pepkor Holdings (b)	164	193
Pick N Pay Stores	43	144
Rand Merchant Investment Holdings Limited	116	216
Remgro Ltd	70	546
Sanlam	226	651
Santam Limited	4	62
Sasol	70	1,117
Shoprite Holdings	61	812
Sibanye Stillwater	353	935
Standard Bank Group Limited	167	1,649
The Bidvest Group	41	519
The SPAR Group Ltd	26	174
Tiger Brands Limited	20	253
Vodacom Group Limited	90	654
Woolworths Holdings Limited	129	502
		28,294
United Arab Emirates 2.5%
Abu Dhabi Commercial Bank PJSC	339	831
Abu Dhabi Islamic Bank Public Joint Stock Company	179	444
Abu Dhabi National Oil Company	346	415
Abu Dhabi Ports Company PJSC (a)	102	160
Adnoc Drilling Company PJSC	300	243
Al Qudra Holding PJSC (a)	259	282
ALDAR Properties PJSC	457	552
Alpha Dhabi Holding PJSC (a)	173	1,273
Dubai Electricity and Water Authority	1,077	680
Dubai Islamic Bank (P S C) Br.	361	559
Emaar Development LLC (a)	105	126
Emaar Properties PJSC	739	1,180
Emirates NBD Bank PJSC	316	1,118
Emirates Telecommunication Group Company Etisalat Group PJSC	426	2,653
Fertiglobe plc	145	167
First Abu Dhabi Bank P.J.S.C.	545	2,540
International Holdings Limited (a)	58	6,525
Multiply Marketing Consultancy LLC (a)	412	521
Salik Co. P.J.S.C (a)	178	120
		20,389
Indonesia 2.3%
Aneka Tambang (Persero), PT TBK	1,124	144
FORTEBANK, AO (a)	360	41
Goto Gojek Tokopedia Tbk, PT (a)	115,630	676
Mayora Indah, Pt Tbk	280	45
PT Adaro Minerals Indonesia Tbk (a)	861	94
PT Astra International Tbk	2,523	920
PT Avia Avian Tbk	2,033	82
PT Bank Jago TBK (a)	461	110
PT Bank Mandiri (Persero) Tbk.	2,750	1,747
PT Barito Pacific Tbk	3,703	179
PT Bukalapak.com (a)	6,749	114
PT Bukit Asam TBK	524	125
PT Capital Financial Indonesia Tbk. (a)	1,560	72
PT Chandra Asri Petrochemical TBK	2,887	476
PT Dayamitra Telekomunikasi	2,128	110
PT Gudang Garam Tbk	41	47
PT Indocement Tunggal Prakarsa TBK	234	149
PT Indofood CBP Sukses Makmur TBK	239	154
PT Indofood Sukses Makmur Tbk	511	220
PT Kalbe Farma Tbk	2,510	336
PT Merdeka Copper Gold, Tbk. (a)	1,723	458
PT Mitra Keluarga Karyasehat Tbk	614	126
Pt Mnc Digital Entertainment Tbk (a)	199	62
PT Sarana Menara Nusantara Tbk	2,834	200
PT Semen Indonesia (Persero) Tbk	408	173
PT Telkom Indonesia (Persero) Tbk	5,641	1,357
PT Tower Bersama Infrastructure Tbk	530	78
PT Transcoal Pacific Tbk	110	56
PT Unilever Indonesia, Tbk.	729	220
PT United Tractors Tbk	178	299
PT Vale Indonesia Tbk (a)	208	96
PT. Adaro Energy Indonesia Tbk	1,855	460
PT. Bank Central Asia Tbk	6,826	3,733
Pt. Bank Negara Indonesia (Persero) Tbk.	975	576
PT. Bank Rakyat Indonesia (Persero) Tbk.	8,744	2,762
PT. Bayan Resources, Tbk (a)	913	1,235
PT. Charoen Pokphand Indonesia, Tbk.	909	330
PT. Elang Mahkota Teknologi Tbk.	5,036	334
PT. Indah Kiat Pulp & Paper Tbk	344	193
PT. Sumber Alfaria Trijaya, Tbk	2,488	424
		19,013
Thailand 2.2%
Advanced Info Service PLC. - NVDR	125	704
Airports of Thailand Public Company Limited - NVDR (a)	518	1,122
Asset World Corp Public Company Limited - NVDR	864	157
B.Grimm Power Public Company Limited - NVDR (c)	118	135
Bangkok Bank Public Company Limited - NVDR	73	312
Bangkok Bank Public Company Limited	8	33
Bangkok Dusit Medical Services Public Company Limited. - NVDR	536	449
Bangkok Expressway and Metro Public Company Limited - NVDR	1,009	286
Bank of Ayudhya Public Company Limited - NVDR	189	168
Banpu Public Company Limited - NVDR	348	138
Berli Jucker Public Company Limited - NVDR	122	125
BTS Group Holdings Public Company Limited - NVDR	963	234
Bumrungrad Hospital Public Company Limited - NVDR	44	272
Carabao Group Public Co., Ltd. - NVDR (c)	51	142
Central Pattana Public Company Limited - NVDR	157	322
Central Retail Corporation Public Company Limited - NVDR	70	94
Central Retail Corporation Public Company Limited	293	391
Charoen Pokphand Foods Public Company Limited - NVDR	395	283
CP ALL Public Company Limited - NVDR	530	1,044
Delta Electronics (Thailand) Public Company Ltd. - NVDR	55	1,326
Electricity Generating Public Company Limited - NVDR (c)	30	151
Energy Absolute Public Company Limited - NVDR	219	613
Global Power Synergy Public Company Limited - NVDR	100	211
Gulf Energy Development Public Company Limited - NVDR	697	1,109
Home Product Center Public Company Limited - NVDR	426	191
Indorama Ventures Public Company Limited - NVDR	220	259
Intouch Holdings Public Company Limited - NVDR (c)	124	277
IRPC Public Company Limited - NVDR (c)	1,111	97
JMT Network Services Public Company Limited - NVDR	74	147
KASIKORNBANK Public Company Limited - NVDR	141	600
Krung Thai Bank Public Company Limited - NVDR	455	232
Krungthai Card Public Company Limited - NVDR	146	248
Land and Houses Public Company Limited - NVDR	469	134

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Minor International Public Company Limited - NVDR (a)	54	50
Minor International Public Company Limited (a)	260	241
Muangthai Capital Public Company Limited - NVDR	92	101
Ngern Tid Lor Public Company Limited - NVDR	101	86
Osotspa Public Company Limited - NVDR	164	134
PTT Exploration And Production Public Company Limited	174	888
PTT Global Chemical Public Company Limited	215	293
PTT Oil And Retail Business Public Company Limited - NVDR	383	263
PTT Public Company Limited	828	795
PTT Public Company Limited - NVDR	205	197
RATCH Group Public Company Limited - NVDR	79	98
SCG Paper Public Company Limited - NVDR	162	266
Siam Commercial Bank Public Company Limited - NVDR	68	209
Siam Commercial Bank Public Company Limited	29	88
Siam Global House Public Company Limited - NVDR	224	145
Siam Makro Public Company Limited - NVDR	162	188
Srisawad Corporation Public Company Limited - NVDR (c)	94	133
Thai Life Insurance Public Company Limited - NVDR (a)	270	116
Thai Oil Public Company Limited - NVDR	116	189
Thai Union Group Public Company Limited - NVDR	340	166
The Siam Cement Public Company Limited - NVDR (c)	40	395
TISCO Financial Group Public Company Limited - NVDR	53	152
TMB Bank Thanachart Public Company Limited - NVDR (c)	5,777	235
TOA Paint (Thailand) Company Limited - NVDR	45	43
Total Access Communication Public Company Limited - NVDR	112	151
True Corporation Public Company Limited - NVDR	2,181	305
		17,933
Mexico 2.0%
America Movil, S.A.B. De C.V.	2,333	2,117
Arca Continental S.A.B. de C.V.	56	454
Banco Actinver, S.A., Institucion de Banca Multiple, Grupo Financiero Actinver	365	430
Becle, S.A. de C.V.	63	136
CEMEX S.A.B. de C.V. (a)	1,861	752
Coca-Cola FEMSA, S.A.B. de C.V.	63	427
El Puerto De Liverpool, S.A.B. De C.V. (c)	26	154
Fomento Economico Mexicano, S.A. B. De C.V.	224	1,744
Gmexico Transportes, S.A.B. De C.V.	43	83
GRUMA, S.A.B. de C.V. - Class B	25	328
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V.	46	652
Grupo Aeroportuario del Sureste, S.A.B. de C.V. - Class B	23	537
Grupo Bimbo S.A.B. de C.V. - Class A	174	735
Grupo Carso, S.A.B. De C.V.	57	238
Grupo Elektra S.A.B. de C.V. (c)	8	440
Grupo Financiero Banorte, S.A.B. de C.V.	303	2,176
Grupo Financiero Inbursa, S.A.B. de C.V.	260	438
Grupo Mexico, S.A.B. de C.V. - Class B	371	1,303
Industrias Bachoco SAB S.A De C.V - Class B	8	35
Industrias CH, S.A.B. de C.V. - Class B (a)	8	92
Industrias Penoles, S.A.B. de C.V. (a)	21	262
Kimberly - Clark De Mexico S.A.B. De C.V. - Class A	170	289
Operadora de Sites Mexicanos, S.A. de C.V. (a) (c)	102	101
Orbia Advance Corporation, S.A.B. de C.V.	136	241
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	30	243
Wal - Mart de Mexico, S.A.B. de C.V.	622	2,199
		16,606
Malaysia 1.8%
Ammb Holdings Berhad	247	232
Axiata Group Berhad	623	437
CIMB Group Holdings Berhad	907	1,194
Dialog Group Berhad	573	320
DiGi.com Berhad	430	391
Fraser & Neave Holdings Bhd	18	90
Gamuda Berhad	284	242
Genting Berhad	281	286
Genting Malaysia Berhad	397	243
Hap Seng Consolidated Berhad	89	129
Hartalega Holdings Berhad	217	84
Hong Leong Bank Berhad	97	452
Hong Leong Financial Group Berhad	38	158
IHH Healthcare Berhad	411	580
IOI Corporation Berhad	403	372
Kuala Lumpur Kepong Berhad	76	387
Kumpulan Sime Darby Berhad	333	174
Malayan Banking Berhad	869	1,716
Malaysia Airports Holdings Berhad (a)	117	175
Maxis Communications Berhad	289	252
MISC Berhad	170	290
Mr D.I.Y. Group (M) Berhad	318	144
My E.G. Services Berhad	581	115
Nestle (Malaysia) Berhad	7	232
Petronas Chemicals Group Berhad	353	690
PETRONAS Dagangan Berhad	41	211
PETRONAS Gas Berhad	90	351
PPB Group Berhad	94	373
Press Metal Berhad	443	491
Public Bank Berhad	1,807	1,771
QL Resources Berhad	149	186
RHB Bank Berhad	436	573
Sime Darby Plantation Berhad	405	427
Telekom Malaysia Berhad	214	262
Tenaga Nasional Berhad	341	745
Top Glove Corporation Bhd	635	131
Westports Holdings Berhad	128	110
		15,016
Hong Kong 1.0%
BBMG Corporation - Class H (c)	273	35
Bosideng International Holdings Limited	388	184
China Everbright Environment Group Limited	412	183
China Gas Holdings Limited	372	539
China International Marine Containers (Group) Co., Ltd. - Class H (c)	44	33
China Mengniu Dairy Company Limited	368	1,667
China Molybdenum Co., Ltd - Class H	431	198
China Resources Cement Holdings Limited	234	124
Chow Tai Fook Jewellery Group Limited	279	566
Cosco Shipping Energy Transportation Co., Ltd. - Class H (a) (c)	168	129
COSCO Shipping Holdings Co., Ltd - Class H (c)	421	428
Dali Foods Group Company Limited (b)	297	136
Datang International Power Generation Co., Ltd. - Class H (a)	364	59
Dongfang Electric Co., Ltd. - Class H (c)	40	68
GCL Technology Holdings Limited (a)	2,312	585
Hanergy Thin Film Power Group Limited (a) (d)	3,098	—
Hansoh Pharmaceutical Group Company Limited (b)	122	231
Hopson Development Holdings Limited	109	107
Huadian Power International Corporation Limited - Class H (c)	182	75
Kingboard Holdings Limited	84	268
Kingboard Laminates Holdings Limited	83	91
Metallurgical Corporation of China Ltd. - Class H	215	48
Nine Dragons Paper (Holdings) Limited	195	178
Orient Overseas (International) Limited	17	298
Sino Biopharmaceutical Limited	1,276	745
Sinotruk (Hong Kong) Limited	92	129
Super Hi International Holding Ltd. (a) (c)	15	19
Xinyi Glass Holdings Limited	331	613
Zhongsheng Group Holdings Limited	72	366
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class H	158	75
		8,177
Qatar 1.0%
Barwa Real Estate Company Q.P.S.C	242	191
Industries Qatar Q.S.C.	253	892
Masraf Al Rayan	788	687

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Mesaieed Petrochemical Holding Company Q.P.S.C.	586	342
Ooredoo Q.P.S.C	105	265
Qatar Electricity & Water Company	71	346
Qatar Fuel (WOQOD)	75	369
Qatar Gas Transport Company Ltd.	338	339
Qatar International Islamic Bank	122	348
Qatar Islamic Bank S.A.Q.	210	1,071
Qatar National Bank (Q.P.S.C.)	540	2,682
The Commercial Bank (P.S.Q.C.)	382	525
		8,057
Kuwait 0.9%
Agility Public Warehousing Company KSCP	204	484
Ahli United Bank K.S.C.P	89	83
Boubyan Bank K.S.C.P	140	365
Gulf Bank K.S.C.P.	272	280
Kuwait Finance House K.S.C.P.	939	2,538
Mabanee Company (K.P.S.C)	74	206
Mobile Telecommunications Company K.S.C. P	259	479
National Bank of Kuwait S.A.K.P.	925	3,264
		7,699
Philippines 0.9%
Aboitiz Equity Ventures, Inc.	293	303
Aboitiz Power Corporation	159	98
AC Energy Corporation	944	130
Alliance Global Group, Inc.	360	77
Ayala Corporation	31	386
Ayala Land Inc.	715	395
Bank of The Philippine Islands	224	411
BDO Unibank, Inc.	275	523
Converge Information and Communications Technology Solutions, Inc. (a)	218	63
Emperador Inc.	246	91
Globe Telecom, Inc.	4	149
GT Capital Holdings, Inc.	10	79
International Container Terminal Services, Inc.	92	329
JG Summit Holdings, Inc.	403	365
Jollibee Foods Corporation	58	240
LT Group, Inc.	324	54
Manila Electric Company	31	168
Metro Pacific Investments Corporation	1,684	103
Metropolitan Bank & Trust Company	226	220
Monde Nissin Corporation	896	179
PLDT Inc.	10	247
Puregold Price Club, Inc.	147	92
San Miguel Corporation	45	76
San Miguel Food and Beverage, Inc. - Class B	81	56
SM Investments Corporation	60	975
SM Prime Holdings, Inc.	1,457	929
Universal Robina Corporation	106	259
		6,997
Turkey 0.8%
Akbank T.A.S - Class A	395	416
Arcelik A.S. - Class A	22	134
Aselsan Inc. - Class A	69	228
BIM Birlesik Magazalar A.S. - Class A	60	438
Can 2 Termik AS (a)	9	63
Coca-Cola Icecek Anonim Sirketi - Class A	7	79
Enka Insaat Ve Sanayi Anonim Sirketi - Class A	224	398
Eregli Demir Ve Celik Fabrikalari Turk Anonim Sirketi - Class A	176	389
Ford Otomotiv Sanayi Anonim Sirketi - Class A	9	253
Haci Omer Sabanci Holding A.S. - Class A	170	413
Hektas Ticaret Turk Anonim Sirketinin - Class A (a)	128	258
KOC Holding Anonim Sirketi - Class A	137	616
Petkim Petrokimya Holding A.S - Class A (a)	134	144
SASA Polyester Sanayi A.S. - Class A (a)	53	310
Tofas Turk Otomobil Fabrikasi Anonim Sirketi - Class A	12	108
Turk Hava Yollari A.O. - Class A (a)	84	637
Turk Telekomunikasyon Anonim Sirketi - Class A	57	78
Turkcell Iletisim Hizmetleri Anonim Sirketi - Class A	145	294
Turkiye Garanti Bankasi A.S. - Class A	77	125
Turkiye Is Bankasi Anonim Sirketi - Class C	395	271
Turkiye Petrol Rafinerileri Anonim Sirketi Tupras - Class A (a)	15	425
Turkiye Sise ve Cam Fabrikalari Anonim Sirketi - Class A	163	375
Yapi ve Kredi Bankasi A.S. - Class A	351	223
		6,675
Chile 0.4%
Banco de Chile	5,338	554
Banco De Credito E Inversiones S.A.	8	235
Banco Santander-Chile	8,321	333
Cencosud S.A.	151	248
Cencosud Shopping S.A.	62	98
Compania Cervecerias Unidas S.A.	13	86
Compania Sud Americana de Vapores S.A. (a)	1,985	158
Empresas CMPC S.A.	147	247
Empresas Copec S.A.	46	341
Enel Americas S.A.	2,399	321
Enel Chile S.A.	2,807	130
Quinenco S.A.	40	136
S.A.C.I.Falabella	97	191
		3,078
Greece 0.2%
Eurobank Ergasias Services And Holdings S.A - Class R (a)	324	366
Greek Organisation of Football Prognostics S.A. - Class R	21	303
Hellenic Duty Free Shops Single Member S.A. - Class R (a) (d)	9	—
Hellenic Telecommunications Organization S.A. - Class R	24	381
HELLENiQ ENERGY Holdings Societe Anonyme - Class R	7	53
Jumbo S.A. - Class R	14	240
Motor Oil (Hellas) Corinth Refineries S.A. - Class R	7	171
National Bank of Greece SA - Class R (a)	70	283
		1,797
Hungary 0.2%
MOL Hungarian Oil and Gas Public Limited Company	58	406
OTP Bank Nyrt.	28	766
Richter Gedeon Vegyeszeti Gyar Nyilvanosan Mukodo Rt.	16	360
		1,532
Colombia 0.2%
Banco de Bogota S.A.	12	95
Bancolombia SA	34	304
Ecopetrol S.A.	633	329
Grupo Argos S A	46	89
Grupo de Inversiones Suramericana S.A.	13	110
Grupo Energia Bogota S.A. ESP	349	121
Grupo Nutresa S.A.	17	156
Interconexion Electrica S.A. E.S.P.	59	255
		1,459
Bermuda 0.1%
Credicorp Ltd.	8	1,127
Czech Republic 0.1%
CEZ, a. s.	20	695
Komercni banka, a.s.	10	278
MONETA Money Bank, a.s. (b)	43	146
		1,119
Egypt 0.1%
Commercial International Bank (Egypt) S.A.E.	305	513
Luxembourg 0.1%
Reinet Investments S.C.A.	18	342
Singapore 0.0%
BOC Aviation Limited (b)	26	215
Australia 0.0%
Yancoal Australia Ltd	36	144
Peru 0.0%
Inretail Peru Corp. (b)	4	121
Pakistan 0.0%
Oil & Gas Development Company Limited	80	28

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Russian Federation 0.0%
Bank VTB (Public Joint Stock Company) (a) (b) (d)	680,515	—
Joint Stock Company Alrosa (Public Joint Stock Company) (a) (b) (d)	346	—
Public Joint Stock Company Federal Hydrogenerating Company - Rushydro (a) (b) (d)	13,159	—
Public Joint Stock Company Gazprom (a) (b) (d)	1,618	—
Public Joint Stock Company Magnet (a) (b) (d)	10	—
Public Joint Stock Company Magnet - GDR (a) (b) (d)	—	—
Public Joint Stock Company Novatek (a) (b) (d)	131	—
Public Joint Stock Company Novolipetsk Metallurgical Works (a) (b) (d)	167	—
Public Joint Stock Company Oil Company Rosneft (a) (b) (d)	301	—
Public Joint Stock Company PIK-Specialized Homebuilder (a) (b) (d)	15	—
Public Joint Stock Company Polyus (a) (b) (d)	4	—
Public Joint Stock Company Sberbank of Russia (a) (b) (d)	1,458	—
Public Joint Stock Company Surgutneftegaz (a) (b) (d)	1,157	—
Public Joint Stock Company Tatneft Named After V.D. Shashin (a) (b) (d)	220	—
Public Joint Stock Society Inter RAO UES (a) (b) (d)	4,398	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel (a) (b) (d)	8	—
Public Joint Stock Society Moscow Exchange MICEX-RTS (a) (b) (d)	189	—
Public Joint Stock Society Oil Company Lukoil (a) (b) (d)	49	—
Publichnoe Aktsionernoe Obshchestvo Fosagro (a) (b) (d)	6	—
Publichnoe Aktsionernoe Obshchestvo Fosagro (a) (b) (d)	—	—
Publichnoe Aktsionernoe Obshchestvo Magnitogorski Metallurgicheski Kombinat (a) (b) (d)	241	—
Publichnoe Aktsionernoe Obshchestvo Mobilnye Telesistemy (a) (b) (d)	115	—
Publichnoe Aktsionernoe Obshchestvo Severstal (a) (b) (d)	27	—
Publichnoye Aktsionernoye Obshchestvo Rostelekom (a) (b) (d)	157	—
United Company RUSAL PLC (a) (b) (d)	320	—
Total Common Stocks (cost $971,236)		797,371
PREFERRED STOCKS 2.0%
Brazil 1.2%
Banco Bradesco S.A. (e)	636	1,826
Braskem S.A - Series A	26	115
Centrais Eletricas Brasileiras S/A	30	246
Companhia Energetica De Minas Gerais-Cemig	140	296
Gerdau S.A.	128	712
Itau Unibanco Holding S.A. (e)	583	2,759
Itausa Investimentos Itau S.A.	624	1,006
Petroleo Brasileiro S/A Petrobras. (e)	567	2,629
		9,589
South Korea 0.6%
Amorepacific Corporation	1	45
CJ CheilJedang Corp.	—	34
Hyundai Motor Company, 1.00% (f)	3	164
Hyundai Motor Company, 2.00% (f)	5	278
Kumho Petrochemical Co., Ltd.	—	19
LG Chem, Ltd., 1.00% (f)	1	228
LG Electronics Inc.	2	77
LG H&H Co., Ltd., 1.00% (f)	—	68
Mirae Asset Securities Co., Ltd., 2.70% (f)	15	43
Samsung Electronics Co Ltd, 1.00% (f)	100	4,002
Samsung Fire & Marine Insurance Co., Ltd.	—	39
Samsung SDI Co., Ltd., 1.00% (f)	—	43
		5,040
Chile 0.2%
Sociedad Quimica Y Minera De Chile S.A. - Preferred Class B	17	1,383
Colombia 0.0%
Bancolombia SA	54	374
Grupo Aval Acciones y Valores S.A.	508	60
Grupo de Inversiones Suramericana S.A.	15	41
		475
Russian Federation 0.0%
Public Joint Stock Company Sberbank of Russia (a) (b) (d)	126	—
Public Joint Stock Company Surgutneftegaz (a) (b) (d)	1,025	—
Public Joint Stock Company Tatneft Named After V.D. Shashin (a) (b) (d)	9	—
Total Preferred Stocks (cost $21,258)		16,487
RIGHTS 0.0%
United States of America 0.0%
LOTTE Chemical Corporation (a) (g)	—	10
Total Rights (cost $0)		10
CORPORATE BONDS AND NOTES 0.0%
India 0.0%
Britannia Industries Ltd
5.50%, 06/03/24, INR	17	—
Total Corporate Bonds And Notes (cost $0)		—
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (h) (i)	5,014	5,014
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (h) (i)	1,844	1,844
Total Short Term Investments (cost $6,858)		6,858
Total Investments 100.2% (cost $999,352)		820,726
Other Derivative Instruments (0.0)%		(145)
Other Assets and Liabilities, Net (0.2)%		(1,651)
Total Net Assets 100.0%		818,930

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Convertible security.

(f) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(g) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) Investment in affiliate.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL Emerging Markets Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Alibaba Group Holding Limited	04/26/21	38,092	21,290	2.6
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H	06/17/22	42	43	—
AU Small Finance Bank Limited	04/28/21	307	325	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Emerging Markets Index Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Autohome Inc.	06/18/21	372	215	—
Avenue Supermarts Limited	04/28/21	722	904	0.1
Baidu, Inc. - Class A	06/18/21	6,460	3,978	0.5
Bandhan Bank Limited	04/28/21	414	275	—
Bank VTB (Public Joint Stock Company)	04/26/21	600	—	—
BeiGene, Ltd.	04/26/21	2,239	1,777	0.2
Blue Moon Group Holdings Limited	06/18/21	183	106	—
BOC Aviation Limited	04/26/21	200	215	—
Cansino Biologics Inc. - Class H	06/18/21	408	82	—
CGN Power Co., Ltd. - Class H	04/26/21	462	356	0.1
China Feihe Limited	04/26/21	1,007	335	0.1
China International Capital Corporation Limited - Class H	04/26/21	415	370	0.1
China Literature Limited	04/26/21	434	183	—
China Merchants Securities Co., Ltd. - Class H	04/26/21	116	80	—
China Resources Mixc Lifestyle Services Limited	06/18/21	466	396	0.1
China Tower Corporation Limited - Class H	04/26/21	973	631	0.1
Dali Foods Group Company Limited	04/26/21	214	136	—
Everbright Securities Company Limited - Class H	01/11/22	54	46	—
Fuyao Glass Industry Group Co., Ltd. - Class H	04/26/21	324	313	—
Ganfeng Lithium Group Co., Ltd - Class H	04/26/21	592	383	0.1
Guotai Junan Securities Co., Ltd. - Class H	04/26/21	135	106	—
Haidilao International Holding Ltd.	04/26/21	610	415	0.1
Hansoh Pharmaceutical Group Company Limited	04/26/21	591	231	—
Hapvida Participacoes E Investimentos S/A	04/26/21	1,347	548	0.1
HDFC Life Insurance Company Limited	04/28/21	1,074	795	0.1
Huatai Securities Co., Ltd. - Class H	04/26/21	446	248	—
ICICI Lombard General Insurance Company Limited	04/28/21	569	441	0.1
ICICI Prudential Life Insurance Company Limited	04/28/21	322	248	—
Innovent Biologics, Inc. - Class B	04/26/21	703	602	0.1
Inretail Peru Corp.	05/19/21	150	121	—
Interglobe Aviation Limited	04/28/21	287	315	—
JD Health International Inc.	06/18/21	1,444	1,159	0.2
Joinn Laboratories (China) Co., Ltd. - Class H	06/18/21	117	57	—
Joint Stock Company Alrosa (Public Joint Stock Company)	04/26/21	532	—	—
Kuaishou Technology	06/18/21	3,971	2,145	0.3
Kumba Iron Ore Ltd	04/26/21	198	166	—
LTIMindtree Limited	04/28/21	301	303	—
Meituan - Class B	04/26/21	10,788	11,082	1.4
MONETA Money Bank, a.s.	04/26/21	148	146	—
Nongfu Spring Co., Ltd. - Class H	04/26/21	1,226	1,247	0.2
Orient Securities Company Limited - Class H	05/20/21	57	43	—
Pepkor Holdings	04/26/21	204	193	—
Ping An Healthcare and Technology Company Limited	04/26/21	672	159	—
Postal Savings Bank of China Co., Ltd. - Class H	04/26/21	606	616	0.1
Public Joint Stock Company Federal Hydrogenerating Company - Rushydro	04/26/21	143	—	—
Public Joint Stock Company Gazprom	08/27/21	3,743	—	—
Public Joint Stock Company Magnet	04/26/21	1,595	—	—
Public Joint Stock Company Magnet	08/25/22	—	—	—
Public Joint Stock Company Novatek	04/26/21	1,740	—	—
Public Joint Stock Company Novolipetsk Metallurgical Works	04/26/21	361	—	—
Public Joint Stock Company Oil Company Rosneft	04/26/21	1,923	—	—
Public Joint Stock Company PIK-Specialized Homebuilder	12/17/21	222	—	—
Public Joint Stock Company Polyus	04/26/21	454	—	—
Public Joint Stock Company Sberbank of Russia	04/26/21	481	—	—
Public Joint Stock Company Sberbank of Russia	04/26/21	4,445	—	—
Public Joint Stock Company Surgutneftegaz	04/26/21	563	—	—
Public Joint Stock Company Surgutneftegaz	04/26/21	561	—	—
Public Joint Stock Company Tatneft Named After V.D. Shashin	04/26/21	66	—	—
Public Joint Stock Company Tatneft Named After V.D. Shashin	04/26/21	1,466	—	—
Public Joint Stock Society Inter RAO UES	04/26/21	271	—	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel	04/26/21	1,209	—	—
Public Joint Stock Society Moscow Exchange MICEX-RTS	04/26/21	375	—	—
Public Joint Stock Society Oil Company Lukoil	04/26/21	3,119	—	—
Publichnoe Aktsionernoe Obshchestvo Fosagro	07/01/21	1	—	—
Publichnoe Aktsionernoe Obshchestvo Fosagro	05/19/21	322	—	—
Publichnoe Aktsionernoe Obshchestvo Magnitogorski Metallurgicheski Kombinat	04/26/21	225	—	—
Publichnoe Aktsionernoe Obshchestvo Mobilnye Telesistemy	04/26/21	568	—	—
Publichnoe Aktsionernoe Obshchestvo Severstal	06/25/21	411	—	—
Publichnoye Aktsionernoye Obshchestvo Rostelekom	04/26/21	207	—	—
Qingdao Port International Co., Ltd. - Class H	04/26/21	45	34	—
Remegen, Ltd. - Class H	12/16/22	111	115	—
SBI Life Insurance Company Limited	04/28/21	727	843	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Emerging Markets Index Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Shandong Gold Group Co., Ltd. - Class H	04/26/21	162	143	—
Shanghai Junshi Biosciences Co., Ltd. - Class H	06/18/21	126	110	—
Shenwan Hongyuan Group Co., Ltd. - Class H	05/20/21	58	37	—
Smoore International Holdings Limited	04/26/21	1,531	326	—
Tongcheng-Elong Holdings Limited	04/26/21	238	298	—
Topsports International Holdings Limited	04/26/21	416	275	—
United Company RUSAL PLC	04/26/21	230	—	—
WuXi AppTec Co., Ltd. - Class H	04/26/21	427	497	0.1
Yadea Group Holdings Ltd	12/16/22	231	231	—
ZTO Express (Cayman) Inc.	06/21/21	1,501	1,394	0.2
		111,868	58,128	7.1

JNL Emerging Markets Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI Emerging Markets Index	189	March 2023	9,149	(145)	(82)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Emerging Markets Index Fund
Assets - Securities
Common Stocks	32,726	764,412	233	797,371
Preferred Stocks	16,487	—	—	16,487
Rights	—	10	—	10
Corporate Bonds And Notes	—	—	—	—
Short Term Investments	6,858	—	—	6,858
	56,071	764,422	233	820,726
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(82)	—	—	(82)
	(82)	—	—	(82)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL International Index Fund
COMMON STOCKS 97.1%
Japan 23.4%
ABC-Mart, Inc.	5	271
ACOM Co., Ltd.	60	143
Advance Residence Investment Corp.	—	541
Advantest Corporation	26	1,693
Aeon Co., Ltd.	122	2,580
AGC Inc. (a)	31	1,037
Aisin Corporation	27	722
Ajinomoto Co., Inc.	76	2,310
ANA Holdings Inc. (a) (b)	24	513
Asahi Group Holdings, Ltd.	71	2,204
Asahi Intecc Co., Ltd.	34	557
Asahi Kasei Corporation	201	1,428
ASICS Corporation	26	559
Astellas Pharma Inc.	263	4,007
Bandai Namco Holdings Inc.	32	2,012
Bridgestone Corporation (a)	87	3,069
Brother Industries, Ltd.	39	596
Canon Inc. (a)	150	3,229
Capcom Co., Ltd.	24	751
Central Japan Railway Company	29	3,586
Chubu Electric Power Co., Inc.	108	1,117
Chugai Pharmaceutical Co., Ltd.	90	2,287
Concordia Financial Group, Ltd.	183	764
COSMOS Pharmaceutical Corporation	3	334
CyberAgent, Inc.	61	538
Dai Nippon Printing Co., Ltd.	37	737
Daifuku Co., Ltd.	18	840
Dai-ichi Life Holdings, Inc.	148	3,350
Daiichi Sankyo Company, Ltd	276	8,855
Daikin Industries, Ltd.	42	6,326
Daito Trust Construction Co., Ltd.	9	941
Daiwa House Industry Co., Ltd	97	2,219
Daiwa House REIT Investment Corporation	—	672
Daiwa Securities Group Inc.	203	895
DENSO Corporation	72	3,530
DISCO Corporation	4	1,140
East Japan Railway Company	53	3,036
Eisai Co., Ltd.	41	2,734
ENEOS Holdings, Inc.	464	1,582
FANUC Corporation	27	4,039
Fast Retailing Co., Ltd.	9	5,372
Fuji Electric Co., Ltd.	22	834
FUJIFILM Holdings Corporation	58	2,885
Fujitsu Limited	26	3,389
Fukuoka Financial Group, Inc.	29	663
GLP J-REIT	1	749
GMO Payment Gateway, Inc.	6	531
Hakuhodo DY Holdings Inc.	45	455
Hamamatsu Photonics K.K.	20	956
Hankyu Hanshin Holdings, Inc.	36	1,057
HASEKO Corporation	28	316
Hikari Tsushin,Inc.	3	422
Hirose Electric Co., Ltd.	5	612
Hitachi Construction Machinery Co., Ltd.	15	335
Hitachi, Ltd.	138	6,947
Honda Motor Co., Ltd.	243	5,531
Hoshizaki Corporation	18	633
Hoya Corporation	50	4,826
Hulic Co., Ltd.	82	645
IBIDEN Co., Ltd.	20	722
Idemitsu Kosan Co., Ltd.	32	761
Iida Group Holdings Co., Ltd.	28	422
Inpex Corporation (a)	148	1,589
Isuzu Motors Limited	89	1,035
ITOCHU Corporation	208	6,550
ITOCHU Techno-Solutions Corporation	14	320
Japan Airlines Co., Ltd. (b)	22	445
Japan Airport Terminal Co., Ltd. (b)	13	630
Japan Exchange Group, Inc.	77	1,104
Japan Metropolitan Fund Investment Corporation	1	836
Japan Post Bank Co., Ltd.	63	539
Japan Post Holdings Co., Ltd.	345	2,917
Japan Post Insurance Co., Ltd.	30	531
Japan Prime Realty Investment Corporation	—	406
Japan Real Estate Investment Corporation	—	817
Japan Tobacco Inc. (a)	158	3,180
JFE Holdings, Inc.	76	890
JSR Corporation	32	627
Kajima Corporation	67	775
Kakaku.com, Inc.	19	305
Kansai Paint Co., Ltd	39	472
Kao Corporation (a)	66	2,623
Kawasaki Heavy Industries, Ltd.	25	590
KDDI Corporation	224	6,769
Keio Corporation	18	670
Keisei Electric Railway Co., Ltd.	24	669
Keyence Corporation	28	10,992
Kikkoman Corporation	27	1,428
Kintetsu Group Holdings Co., Ltd.	26	872
Kirin Holdings Company, Ltd	116	1,764
Kobayashi Pharmaceutical Co., Ltd.	8	570
Kobe Bussan Co., Ltd.	18	525
Koei Tecmo Holdings Co., Ltd.	17	314
Koito Manufacturing Co., Ltd.	38	572
Komatsu Ltd.	137	2,965
Konami Holdings Corporation	15	683
Kose Corporation (a)	5	564
Kubota Corporation	165	2,223
Kurita Water Industries Ltd.	16	663
KYOCERA Corporation	50	2,493
Kyowa Kirin Co., Ltd.	34	786
Kyushu Railway Company	24	530
Lasertec Co., Ltd.	11	1,743
Lawson, Inc.	7	256
Lion Corporation	38	437
LIXIL Corporation	44	654
M3, Inc.	62	1,691
Makita Corporation	40	932
Marubeni Corporation	247	2,829
Marui Group Co.Ltd.	29	478
Matsuki Yokokokara & Company Co., Ltd.	20	1,001
Mazda Motor Corporation	90	688
McDonald's Holdings Company (Japan), Ltd.	14	525
Medipal Holdings Corporation	32	420
Meiji Holdings Co., Ltd.	21	1,052
Minebeamitsumi Inc.	57	834
MISUMI Group Inc.	39	839
Mitsubishi Chemical Group Corporation	194	1,001
Mitsubishi Corporation	210	6,824
Mitsubishi Electric Corporation	309	3,060
Mitsubishi Estate Co., Ltd.	188	2,462
Mitsubishi Gas Chemical Company, Inc.	31	427
Mitsubishi HC Capital Inc.	104	513
Mitsubishi Heavy Industries, Ltd.	48	1,920
Mitsubishi Motors Corporation (b)	90	339
Mitsubishi UFJ Financial Group Inc	1,799	12,141
Mitsui & Co., Ltd.	226	6,593
Mitsui Chemicals, Inc.	31	686
Mitsui Fudosan Co., Ltd.	135	2,461
Mitsui O.S.K. Lines, Ltd. (a)	52	1,297
Mizuho Bank, Ltd.	33	1,037
Mizuho Financial Group, Inc.	363	5,113
MonotaRO Co., Ltd.	37	518
MS&AD Insurance Group Holdings, Inc.	65	2,086
Murata Manufacturing Co., Ltd.	90	4,475
Nagoya Railroad Co., Ltd.	30	492
Nec Corporation	39	1,371
NEXON Co., Ltd.	63	1,414
NGK Insulators, Ltd.	41	522
NGK Spark Plug Co.Ltd.	26	476
Nidec Corporation	76	3,924
Nihon M&A Center Holdings Inc.	44	541
Nikon Corporation	53	468
Nintendo Co., Ltd.	166	6,969
Nippon Building Fund Inc. (a)	—	1,057
Nippon Express Co., Ltd. (a)	12	662
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Nippon Paint Holdings Co., Ltd.	153	1,201
Nippon Prologis REIT, Inc.	—	905
Nippon Sanso Holdings Corporation	32	461
Nippon Shinyaku Co., Ltd.	9	522
Nippon Steel Corporation	138	2,391
Nippon Telegraph and Telephone Corporation	169	4,834
Nippon Yusen Kabushiki Kaisha (a)	73	1,698
Nissan Motor Co., Ltd.	333	1,042
Nisshin Seifun Group Inc.	40	497
Nissin Chemical Corporation	19	845
Nissin Food Holdings Co., Ltd.	11	863
Nitori Holdings Co., Ltd.	12	1,550
Nitto Denko Corporation	22	1,250
Nomura Holdings, Inc.	422	1,559
Nomura Real Estate Holdings, Inc.	17	363
Nomura Real Estate Master Fund, Inc.	1	875
Nomura Research Institute Ltd	61	1,470
Nsk Ltd.	74	392
NTT DATA Corporation	91	1,321
Obayashi Corporation	96	728
OBIC Co., Ltd.	9	1,366
Odakyu Electric Railway Co., Ltd.	49	631
Oji Holdings Corporation	152	612
Olympus Corporation	183	3,240
OMRON Corporation	29	1,428
Ono Pharmaceutical Co., Ltd.	68	1,586
Open House Group Co., Ltd.	11	392
Oracle Corporation Japan	5	298
Oriental Land Co., Ltd.	33	4,781
ORIX Corporation	167	2,676
ORIX JREIT Inc.	—	595
Osaka Gas Co., Ltd.	56	905
Otsuka Corporation	17	520
Otsuka Holdings Co., Ltd.	79	2,608
Pan Pacific International Holdings Corporation	79	1,466
Panasonic Holdings Corporation	328	2,740
Persol Holdings Co., Ltd.	29	614
Rakuten Group, Inc. (a)	132	584
Recruit Holdings Co., Ltd.	242	7,737
Renesas Electronics Corporation (b)	195	1,735
Resona Holdings, Inc.	331	1,816
Ricoh Company, Ltd.	87	663
Rinnai Corporation	6	437
ROHM Co., Ltd.	13	944
Santen Pharmaceutical Co., Ltd.	60	488
SBI Holdings, Inc.	37	696
SCSK Corporation	23	350
Secom Co., Ltd.	31	1,766
Sega Sammy Holdings, Inc.	27	405
Seibu Holdings Inc.	41	445
Seiko Epson Corporation.	42	608
Sekisui Chemical Co., Ltd.	60	841
Sekisui House, Ltd.	98	1,731
Seven & I Holdings Co., Ltd.	114	4,896
SG Holdings Co., Ltd.	68	944
Sharp Corporation	29	206
Shimadzu Corporation	39	1,115
Shimano Inc.	12	1,839
Shimizu Corporation	105	560
Shin-Etsu Chemical Co., Ltd.	59	7,218
Shinsei Bank, Limited	8	133
Shionogi & Co., Ltd.	41	2,024
Shiseido Company, Limited	56	2,744
Showa Denko K.K. (a)	23	344
SMC Corporation	9	3,604
Softbank Corp.	391	4,424
SoftBank Group Corp	168	7,098
Sojitz Corporation	33	638
Sompo Holdings, Inc.	50	2,197
Sony Group Corporation	179	13,543
Square Enix Holdings Co., Ltd.	13	591
Stanley Electric Co., Ltd.	23	433
Subaru Corporation.	89	1,330
SUMCO Corporation	45	597
Sumitomo Chemical Company, Limited	248	887
Sumitomo Corporation	178	2,965
Sumitomo Dainippon Pharma Co., Ltd.	26	198
Sumitomo Electric Industries, Ltd.	108	1,223
Sumitomo Metal Mining Co., Ltd.	38	1,331
Sumitomo Mitsui Financial Group, Inc.	195	7,848
Sumitomo Mitsui Trust Bank, Limited	52	1,817
Sumitomo Realty & Development Co., Ltd.	69	1,615
Suntory Beverage & Food Limited	19	653
Suzuki Motor Corporation	68	2,185
Sysmex Corporation	25	1,497
T&D Holdings, lnc.	80	1,154
Taisei Corporation	28	895
Taisho Pharmaceutical Holdings Co., Ltd.	9	373
Takeda Pharmaceutical Co Ltd	225	7,019
TDK Corporation	56	1,828
Terumo Corporation	109	3,097
The Bank of Kyoto, Ltd.	11	511
The Chiba Bank, Ltd.	97	708
The Kansai Electric Power Company, Incorporated	112	1,087
TIS Inc.	30	800
TOBU Railway Co., LTD.	29	670
Toho Co., Ltd.	18	689
Tokio Marine Holdings, Inc.	288	6,171
Tokyo Century Corporation	6	185
Tokyo Electric Power Company Holdings, Inc. (b)	112	403
Tokyo Electron Limited	22	6,542
Tokyo Gas Co., Ltd.	58	1,137
Tokyu Corporation	84	1,063
Tokyu Fudosan Holdings Corporation	84	397
Toppan Inc.	53	777
Toray Industries, Inc.	220	1,227
Toshiba Corporation	62	2,137
Tosoh Corporation	49	580
TOTO Ltd.	24	808
Toyo Suisan Kaisha, Ltd.	13	517
Toyota Industries Corporation	29	1,578
Toyota Motor Corporation	1,785	24,300
Toyota Tsusho Corporation	33	1,195
Trend Micro Incorporated (a)	21	975
Unicharm Corporation	61	2,353
United Urban Investment Corporation	—	542
USS Co., Ltd.	34	532
Welcia Holdings Co., Ltd.	16	364
West Japan Railway Company	35	1,533
Yakult Honsha Co., Ltd.	23	1,482
Yamaha Corporation	25	917
Yamaha Motor Co., Ltd. (a)	47	1,070
Yamato Holdings Co., Ltd.	48	766
Yaskawa Electric Corporation	38	1,222
Yokogawa Electric Corporation	36	571
Z Holdings Corporation	382	960
ZOZO, Inc.	13	326
		497,897
United Kingdom 13.8%
3i Group plc	141	2,299
abrdn plc	284	654
Admiral Group PLC	39	997
Anglo American PLC	190	7,424
Ashtead Group Public Limited Company	64	3,691
Associated British Foods PLC	53	1,017
AstraZeneca PLC	220	30,024
Auto Trader Group PLC	131	823
AVEVA Group plc	17	670
Aviva PLC	406	2,194
B&M European Value Retail S.A.	123	614
BAE Systems PLC	458	4,741
Barclays PLC	2,117	4,058
Barratt Developments P L C	152	736
BP P.L.C.	2,598	14,918
British American Tobacco P.L.C.	319	12,686
BT Group PLC	998	1,358
Bunzl Public Limited Company	46	1,549
Burberry Group PLC	55	1,355
Centrica PLC	884	1,033

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Coca-Cola Europacific Partners PLC	28	1,558
Compass Group PLC	251	5,872
Convatec Group PLC (c)	211	595
Croda International Public Limited Company	21	1,657
DCC Public Limited Company	15	748
Dechra Pharmaceuticals PLC	17	529
Diageo PLC	332	14,741
Direct Line Insurance Group PLC	186	497
DS Smith PLC	205	805
easyJet PLC (b)	76	299
Entain PLC	81	1,298
Evraz PLC (d)	82	—
Experian PLC	139	4,761
Ferguson PLC	30	3,784
Fiat Chrysler Automobiles N.V.	307	4,378
GSK PLC	569	9,912
Haleon PLC (b)	722	2,843
Halma Public Limited Company	55	1,314
Harbour Energy PLC	67	248
Hargreaves Lansdown PLC	48	500
Hikma Pharmaceuticals Public Limited Company	24	453
Hiscox Ltd.	46	601
Howden Joinery Group PLC	87	597
HSBC Holdings PLC	2,837	17,720
Imperial Brands PLC	136	3,410
Informa Jersey Limited	207	1,557
InterContinental Hotels Group PLC	27	1,543
Intermediate Capital Group PLC	42	594
Intertek Group Plc	23	1,139
Intu Properties PLC (b) (d)	156	—
ITV PLC	543	497
J Sainsbury PLC	258	681
JD Sports Fashion PLC	321	492
Johnson Matthey PLC	30	765
Kingfisher PLC	288	825
Land Securities Group PLC	112	846
Legal & General Group PLC	833	2,532
Lloyds Banking Group PLC	9,509	5,238
London Stock Exchange Group PLC	49	4,262
M&G PLC	337	768
Melrose Holdings Limited	558	917
Mondi plc	70	1,197
National Grid PLC	548	6,598
NatWest Group PLC	707	2,283
Next PLC	19	1,347
Ocado Group PLC (b)	105	786
Pearson PLC	103	1,182
Pepco Group N.V. (b) (c)	22	201
Persimmon Public Limited Company	44	648
Phoenix Group Holdings PLC	123	907
Prudential Public Limited Company (e)	394	5,399
Reckitt Benckiser Group PLC	105	7,298
Relx PLC	282	7,806
Rentokil Initial PLC	362	2,228
Rightmove PLC	123	772
Rio Tinto PLC	151	10,592
Rolls-Royce PLC (b)	1,157	1,311
Schroders PLC	119	631
SEGRO Public Limited Company	174	1,607
Severn Trent PLC	36	1,158
Smith & Nephew PLC	128	1,723
Smiths Group PLC	52	1,017
Spirax-Sarco Engineering PLC	10	1,304
SSE PLC	147	3,050
St. James's Place PLC	81	1,072
Standard Chartered PLC	346	2,617
Tate & Lyle Public Limited Company	52	444
Taylor Wimpey PLC	545	675
Tesco PLC	1,068	2,901
The Berkeley Group Holdings PLC	16	731
The British Land Company Public Limited Company	140	672
The Sage Group PLC.	156	1,408
Unilever PLC	373	18,914
United Utilities PLC	102	1,222
Vodafone Group Public Limited Company	3,771	3,848
Weir Group PLC(The)	34	696
Whitbread PLC	30	942
Wise PLC - Class A (b)	59	402
WPP 2012 Limited	157	1,563
		293,769
France 10.2%
Adevinta ASA - Class B (b) (c)	42	283
Aeroports de Paris (b)	4	493
Alstom	43	1,055
Amundi (c)	9	519
AXA	282	7,869
Biomerieux SA	6	654
BNP Paribas	162	9,239
Bollore SE	137	767
Bouygues	30	913
Bureau Veritas	39	1,034
Capgemini	22	3,744
Carrefour	87	1,451
Compagnie De Saint-Gobain	74	3,626
Compagnie Generale des Etablissements Michelin	101	2,826
Credit Agricole SA	198	2,088
Danone	91	4,799
Dassault Aviation	3	551
Dassault Systemes	98	3,514
EDENRED	36	1,953
Eiffage	11	1,068
Electricite de France	89	1,144
Engie	260	3,727
EssilorLuxottica	43	7,891
Gecina	8	826
Getlink S.E.	57	919
Hermes International	5	7,685
IPSEN	6	596
Kering	10	5,247
L'air Liquide Societe Anonyme Pour L'etude Et L'exploitation Des Procedes Georges Claude	74	10,573
Legrand	38	3,040
L'Oreal	36	12,822
LVMH Moet Hennessy Louis Vuitton	37	27,138
Orange	267	2,651
Pernod Ricard	29	5,709
Publicis Groupe SA	33	2,136
Safran	50	6,237
Sanofi	164	15,795
Sartorius Stedim Biotech	3	1,120
Schneider Electric SE	81	11,408
Societe d'exploitation Hoteliere (a)	12	1,178
Societe Generale	111	2,812
Teleperformance SE	9	2,044
Thales	15	1,928
TotalEnergies SE (a)	350	22,000
Veolia Environnement-VE	92	2,368
VINCI	77	7,693
Vivendi SE	119	1,138
Worldline (b) (c)	35	1,394
		217,665
Switzerland 8.6%
ABB Ltd - Class N	241	7,334
Alcon AG	71	4,895
Baloise Holding AG - Class N	6	997
Barry Callebaut AG - Class N	1	1,040
Chocoladefabriken Lindt & Sprungli AG - Class N	—	1,544
Coca-Cola HBC AG	31	738
Compagnie Financiere Richemont SA	75	9,712
Credit Suisse Group AG - Class N	464	1,391
EMS-Chemie Holding AG	1	615
Geberit AG - Class N	5	2,411
Givaudan SA - Class N	1	3,447
Glencore PLC	1,720	11,607
Julius Bar Gruppe AG - Class N	30	1,775
Kuhne & Nagel International AG	8	1,908
Lafarge	81	4,211
Lonza Group AG	10	5,156
Nestle S.A. - Class N	391	45,256

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Novartis AG - Class N	342	30,906
Partners Group Holding AG	3	2,903
Roche Holding AG	4	1,474
Schindler Holding AG - Class N	3	529
SGS SA - Class N	1	2,007
Sika AG	22	5,287
Sonova Holding AG	7	1,736
STMicroelectronics N.V.	93	3,290
Straumann Holding AG - Class N	17	1,915
Swiss Life Holding AG - Class N	4	2,233
Swiss Re AG	41	3,860
Swisscom AG - Class N	4	1,972
The Swatch Group AG	4	1,126
The Swatch Group AG - Class N	9	460
UBS Group AG	498	9,281
Zurich Insurance Group AG - Class N	21	10,281
		183,297
Australia 7.7%
Ampol Limited	32	624
ANZ Group Holdings Limited (a) (b)	428	6,881
Aristocrat Leisure Limited	93	1,923
ASX Limited	28	1,296
Atlas Arteria Limited	175	787
Aurizon Holdings Limited	252	640
Australian Pipeline Trust	176	1,288
Bendigo and Adelaide Bank Limited	80	536
BHP Group Limited	720	22,288
BlueScope Steel Limited	64	738
Brambles Limited	196	1,613
Challenger Limited	71	366
Cochlear Limited	9	1,303
Coles Group Limited	193	2,195
Commonwealth Bank of Australia	241	16,824
Computershare Limited	85	1,517
CSL Limited	69	13,437
Dexus Property Trust	152	800
Domino's Pizza Enterprises Limited	9	428
Endeavour Group Limited	184	801
Fortescue Metals Group Ltd	242	3,383
Goodman Funding Pty Ltd	240	2,842
GPT Management Holdings Limited	269	767
Harvey Norman Holdings Limited (a)	74	208
IDP Education Limited (a)	30	558
IGO Limited	97	896
Incitec Pivot Limited	294	754
Insurance Australia Group Limited	370	1,195
Lendlease Corporation Limited	103	551
Macquarie Group Limited	52	5,874
Medibank Private Limited	361	725
Mineral Resources Limited	24	1,269
Mirvac Limited	594	860
National Australia Bank Limited	447	9,161
Newcrest Mining Limited	122	1,716
Northern Star Resources Ltd	173	1,287
Orica Limited	62	633
Origin Energy Limited	242	1,274
Pilbara Minerals Limited (b)	373	957
Qantas Airways Limited (b)	140	570
QBE Insurance Group Limited	212	1,934
Ramsay Health Care Limited	25	1,109
REA Group Ltd	8	567
Reece Limited	30	292
Rio Tinto Limited	53	4,241
Santos Limited	480	2,380
Scentre Group Limited	739	1,450
SEEK Limited	53	753
Seven Group Holdings Limited	23	327
Sonic Healthcare Limited	69	1,402
South32 Limited	634	1,754
Stockland Corporation Ltd	320	792
Suncorp Group Limited	177	1,451
Telstra Group Limited	582	1,581
The Lottery Corporation Limited (b)	315	961
TPG Corporation Limited	57	191
Transurban Holdings Limited	432	3,819
Treasury Wine Estates Limited	100	926
Vicinity Centres RE Ltd	526	716
Washington H. Soul Pattinson and Company Limited	35	668
Wesfarmers Limited	160	4,993
Westpac Banking Corporation	496	7,886
WiseTech Global Limited	25	861
Woodside Energy Group Ltd	270	6,565
Woolworths Group Limited	174	3,980
Worley Limited	49	498
		163,862
Germany 7.0%
Adidas AG - Class N	26	3,508
Allianz SE	58	12,522
BASF SE - Class N	130	6,501
Bayer Aktiengesellschaft - Class N	141	7,319
Bayerische Motoren Werke Aktiengesellschaft	45	4,082
Beiersdorf Aktiengesellschaft	14	1,623
Brenntag SE - Class N	22	1,435
Carl Zeiss Meditec AG	5	672
Commerzbank Aktiengesellschaft (b)	152	1,441
Continental Aktiengesellschaft	16	941
Covestro AG (c)	28	1,089
Daimler Truck Holding AG (b)	71	2,223
Delivery Hero SE (b) (c)	27	1,304
Deutsche Bank Aktiengesellschaft - Class N	291	3,288
Deutsche Borse Aktiengesellschaft - Class N	27	4,678
Deutsche Lufthansa Aktiengesellschaft (b)	86	722
Deutsche Post AG - Class N	142	5,374
Deutsche Telekom AG - Class N	496	9,908
DW Property Invest GmbH	6	122
E.ON SE - Class N	317	3,182
Evonik Industries AG	25	476
Fresenius SE & Co. KGaA	58	1,643
GEA Group Aktiengesellschaft	22	911
Hannover Ruck SE - Class N	8	1,661
HeidelbergCement AG	20	1,154
Henkel AG & Co. KGaA	15	960
Infineon Technologies AG - Class N	186	5,683
Mercedes-Benz Group AG - Class N	110	7,277
Merck Kommanditgesellschaft auf Aktien	18	3,577
MTU Aero Engines AG - Class N	8	1,658
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	20	6,567
Puma SE	14	856
RWE Aktiengesellschaft	96	4,295
SAP SE	155	16,077
Siemens Aktiengesellschaft - Class N	106	14,831
Siemens Energy AG	55	1,037
Siemens Healthineers AG (c)	40	2,016
Symrise AG	19	2,038
Talanx Aktiengesellschaft	7	331
Telefonica Deutschland Holding AG	139	343
Vantage Towers AG	13	463
Vonovia SE	112	2,648
Zalando SE (b) (c)	33	1,158
		149,594
Netherlands 6.2%
Adyen B.V. (b) (c)	4	6,054
Aegon N.V. (a)	211	1,071
Airbus SE	87	10,418
Akzo Nobel N.V.	26	1,773
argenx SE (b)	8	3,009
ASM International N.V.	7	1,681
ASML Holding N.V.	58	31,382
CNH Industrial N.V.	138	2,225
HAL Trust	12	1,586
Heineken Holding N.V.	15	1,165
Heineken N.V.	33	3,136
ING Groep N.V.	539	6,577
JDE Peet's N.V.	19	541
Koninklijke Ahold Delhaize N.V.	148	4,276
Koninklijke DSM N.V.	25	3,017

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Koninklijke KPN N.V.	452	1,399
Koninklijke Philips N.V.	127	1,908
NN Group N.V.	43	1,763
Prosus N.V. - Class N	166	11,501
Randstad N.V.	17	1,022
Shell PLC - Class A	1,010	28,549
Unibail-Rodamco-Westfield SE (b)	15	793
Universal Music Group N.V.	110	2,660
Wolters Kluwer N.V. - Class C	37	3,870
		131,376
Sweden 3.2%
AB Sagax - Class B	24	550
Aktiebolaget Electrolux - Class B (a)	38	513
Aktiebolaget Industrivarden - Class A	28	674
Aktiebolaget Industrivarden - Class C	25	614
Aktiebolaget SKF - Class A	2	35
Aktiebolaget SKF - Class B	54	819
Aktiebolaget Volvo - Class A	28	539
Aktiebolaget Volvo - Class B	228	4,123
Alfa Laval AB	41	1,188
Assa Abloy AB - Class B	140	3,017
Atlas Copco Aktiebolag - Class A	359	4,262
Atlas Copco Aktiebolag - Class B	227	2,428
Axfood Aktiebolag	16	437
Boliden AB	38	1,438
Castellum Aktiebolag (a)	41	498
Deca Games Holding AB - Class B (a) (b)	120	545
Epiroc Aktiebolag - Class A	89	1,625
Epiroc Aktiebolag - Class B	59	942
EQT AB (c)	48	1,023
Essity Aktiebolag (publ) - Class A	3	91
Essity Aktiebolag (publ) - Class B	86	2,266
Evolution AB (publ) (c)	27	2,679
Fastighets AB Balder - Class B (b)	91	426
G&L Beijer Ref AB - Class B	36	506
Getinge AB - Class B	33	680
H & M Hennes & Mauritz AB - Class B	99	1,070
Hexagon Aktiebolag - Class B	298	3,124
Holmen Aktiebolag - Class B	12	477
Husqvarna Aktiebolag - Class B	62	436
Indutrade Aktiebolag	35	717
Investment Ab Latour - Class B	17	323
Investor Aktiebolag - Class A	78	1,459
Investor Aktiebolag - Class B	263	4,763
Kinnevik AB - Class B (b)	34	474
L E Lundbergforetagen AB (publ) - Class B	9	374
Lifco Ab (Publ) - Class B	27	448
NIBE Industrier AB - Class B	219	2,052
Nordnet AB	16	237
Saab AB - Class B	10	412
Sandvik Aktiebolag	154	2,782
Securitas AB - Class B	71	595
Skandinaviska Enskilda Banken AB - Class A	234	2,696
Skanska AB - Class B	57	906
SSAB AB - Class A	31	168
SSAB AB - Class B	95	496
Svenska Cellulosa Aktiebolaget SCA - Class A (a)	4	47
Svenska Cellulosa Aktiebolaget SCA - Class B	89	1,133
Svenska Handelsbanken AB - Class A	216	2,177
Svenska Handelsbanken AB - Class B	6	70
Swedbank AB - Class A	135	2,293
Swedish Orphan Biovitrum AB (Publ) (b)	29	595
Tele2 AB - Class B	75	612
Telefonaktiebolaget LM Ericsson - Class A	8	48
Telefonaktiebolaget LM Ericsson - Class B	441	2,581
Telia Company AB	368	939
Trelleborg AB - Class B	36	842
Volvo Car AB - Class B (a) (b)	77	351
		67,615
Denmark 2.8%
A.P. Moller - Maersk A/S - Class A	—	992
A.P. Moller - Maersk A/S - Class B	1	1,775
Carlsberg A/S - Class B	14	1,841
Chr. Hansen Holding A/S	14	1,005
Coloplast A/S - Class B	17	2,019
Danske Bank A/S	98	1,929
Demant A/S (b)	12	339
DSV A/S	27	4,338
Genmab A/S (b)	9	3,909
Novo Nordisk A/S - Class B	233	31,457
Novozymes A/S - Class B	30	1,531
Orsted A/S (c)	26	2,410
Pandora A/S	14	1,007
Tryg A/S	52	1,228
Vestas Wind Systems A/S	143	4,182
		59,962
Hong Kong 2.7%
AIA Group Limited	1,680	18,530
Budweiser Brewing Company APAC Limited (c)	246	770
CK Asset Holdings Limited	285	1,753
CK Hutchison Holdings Limited	385	2,329
CK Infrastructure Holdings Limited	84	440
CLP Holdings Limited	242	1,766
DFI Retail Group Holding Limited	38	112
ESR Cayman Limited (c)	378	792
Galaxy Entertainment Group Limited	296	1,941
Hang Lung Properties Limited	231	450
Hang Seng Bank, Limited	102	1,690
Henderson Land Development Company Limited	170	591
HK Electric Investments Limited (a)	319	212
HKT Trust	488	598
Hong Kong And China Gas Company Limited -The-	1,497	1,423
Hong Kong Exchanges and Clearing Limited	168	7,235
Jardine Matheson Holdings Limited	35	1,761
Link Real Estate Investment Trust	296	2,170
MTR Corporation Limited	231	1,223
New World Development Company Limited	189	531
Power Assets Holdings Limited	197	1,079
Sino Land Company Limited	471	588
Sun Hung Kai Properties Limited	215	2,933
Swire Pacific Limited - Class A	60	522
Swire Pacific Limited - Class B	115	156
Swire Properties Limited	146	369
Techtronic Industries Company Limited	262	2,915
The Wharf (Holdings) Limited	198	582
WH Group Limited (c)	1,051	610
Wharf Real Estate Investment Company Limited	229	1,333
		57,404
Spain 2.3%
Acciona,S.A.	3	593
ACS, Actividades de Construccion y Servicios, S.A.	37	1,057
AENA, S.M.E., S.A. (b) (c)	10	1,298
Amadeus IT Group, S.A. (b) (c)	64	3,319
Banco Bilbao Vizcaya Argentaria, S.A.	857	5,178
Banco Santander, S.A.	2,386	7,179
CaixaBank, S.A.	611	2,409
Cellnex Telecom, S.A. (c)	81	2,689
Corporacion Acciona Energias Renovables, S.A.	6	236
Endesa, S.A.	43	815
Ferrovial, S.A.	70	1,850
Grifols, S.A. - Class A	39	452
Iberdrola, Sociedad Anonima	823	9,627
Industria de Diseno Textil, S.A.	159	4,252
MAPFRE, S.A.	128	249
Naturgy Energy Group, S.A.	26	685
Red Electrica Corporacion, S.A.	60	1,047
Repsol, S.A.	206	3,298
Telefonica, S.A.	812	2,946
		49,179
Italy 2.0%
A2a S.P.A.	237	317
Amplifon S.p.A	12	344
Assicurazioni Generali S.P.A.	176	3,130
Banca Mediolanum SpA	32	268
Banco BPM Societa' Per Azioni	196	699
Buzzi Unicem S.p.A - Senza Vincoli Di Rappresentazione Grafica	10	198
Davide Campari-Milano N.V.	72	736

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
DiaSorin S.p.A.	4	540
Enel S.p.A	1,108	5,978
Eni S.p.A.	359	5,113
Ferrari N.V.	18	3,900
Finecobank Banca Fineco SPA	85	1,409
Hera S.p.A.	120	323
Infrastrutture Wireless Italiane S.p.A. (c)	46	465
Intesa Sanpaolo SPA	2,452	5,456
Leonardo S.p.A.	53	459
Mediobanca Banca di Credito Finanziario Societa' Per Azioni	88	849
Moncler S.p.A.	30	1,585
Nexi S.p.A. (b)	126	995
Pirelli & C. S.p.A. (c)	67	289
Poste Italiane SPA (c)	69	672
Prysmian S.p.A.	38	1,422
Recordati Industria Chimica E Farmaceutica S.P.A. In Breve Recordati S.P.A.	13	548
Snam S.P.A.	301	1,462
Telecom Italia SPA	1,506	349
Terna – Rete Elettrica Nazionale S.p.A.	210	1,552
UniCredit S.p.A.	289	4,125
UnipolSai Assicurazioni S.p.A.	58	143
		43,326
Singapore 1.4%
Ascendas Real Estate Investment Trust	475	973
Capitaland Group Pte. Ltd.	737	1,125
Capitaland Investment Limited	373	1,031
City Developments Limited	69	426
DBS Group Holdings Ltd	257	6,502
Genting Singapore Limited	797	568
Great Eastern Holdings Limited	7	99
Jardine Cycle & Carriage Limited	13	275
Keppel Corporation Limited	215	1,165
Mapletree Commercial Trust Treasury Company Pte. Ltd. (c)	305	381
Olam Group Limited	88	96
Oversea-Chinese Banking Corporation Limited	577	5,239
Singapore Airlines Limited	176	726
Singapore Exchange Limited	123	823
Singapore Technologies Engineering Ltd	224	562
Singapore Telecommunications Limited	1,033	1,985
United Overseas Bank Limited	220	5,022
UOL Group Limited	65	328
Venture Corporation Limited	34	434
Wilmar International Limited	464	1,446
		29,206
Finland 1.3%
Elisa Oyj	20	1,059
Fortum Oyj	65	1,084
Huhtamaki Oyj	12	423
Kesko Oyj - Class A	14	313
Kesko Oyj - Class B	39	864
Kone Corporation - Class B	57	2,967
Metso Outotec Oyj	96	992
Neste Oyj	63	2,895
Nokia Oyj	767	3,566
Nordea Bank Abp	469	5,037
Orion Oyj - Class A	3	170
Orion Oyj - Class B	16	877
Sampo Oyj - Class A	70	3,666
Stora Enso Oyj - Class R	92	1,294
UPM-Kymmene Oyj	78	2,909
Wartsila Oyj Abp	73	615
		28,731
Belgium 1.0%
Ackermans	3	486
ageas SA/NV	25	1,114
Anheuser-Busch InBev	142	8,527
Azelis Group	10	282
D'Ieteren Group	3	662
Elia Group	5	718
Etablissements Fr. Colruyt - Etablissementen Fr. Colruyt	6	148
Groupe Bruxelles Lambert - Groep Brussel Lambert	15	1,168
KBC Groep	49	3,172
Proximus	23	219
Sofina	2	436
Solvay	10	1,012
UCB	17	1,372
Umicore	30	1,101
Warehouses De Pauw	20	581
		20,998
Norway 0.9%
Aker ASA	3	229
Aker BP ASA	44	1,359
DNB Bank ASA	132	2,630
Equinor ASA	149	5,388
Gjensidige Forsikring ASA	24	480
Kongsberg Gruppen ASA	11	483
Leroy Seafood Group ASA	43	242
Mowi ASA	63	1,072
Norsk Hydro ASA	188	1,414
Orkla ASA	111	804
SalMar ASA	8	322
Schibsted ASA - Class A	10	199
Schibsted ASA - Class B	14	248
Storebrand ASA	74	650
Telenor ASA	96	900
TOMRA Systems ASA	34	571
Var Energi ASA	66	226
Yara International ASA	23	1,029
		18,246
Ireland 0.6%
CRH Public Limited Company	110	4,368
Flutter Entertainment Public Limited Company (b)	22	2,942
James Hardie Industries Public Limited Company - CDI	66	1,193
Kerry Group Public Limited Company - Class A	22	1,962
Kingspan Group Public Limited Company	23	1,255
Smurfit Kappa Funding Designated Activity Company	37	1,398
		13,118
Israel 0.5%
Azrieli Group Ltd.	5	332
Bank Hapoalim Ltd	179	1,612
Bank Leumi le-Israel B.M.	223	1,862
Bezeq The Israel Telecommunication Corp., Limited	270	466
Elbit Systems Ltd.	4	612
Icl Group Ltd	100	721
Israel Discount Bank Limited	174	917
Mizrahi-Tefahot Bank Ltd.	21	666
Nice Ltd (b)	9	1,695
Teva Pharmaceutical Industries Ltd (b)	156	1,434
		10,317
Austria 0.3%
Andritz AG	11	621
BAWAG Group AG (c)	13	700
Erste Group Bank AG	52	1,658
EVN AG	5	85
OMV Aktiengesellschaft	20	1,014
Raiffeisen Bank International AG (b)	19	307
Strabag SE	2	70
Telekom Austria Aktiengesellschaft	18	110
Verbund AG	5	390
Vienna Insurance Group AG Wiener Versicherung Gruppe	5	108
voestalpine AG	16	418
		5,481
Poland 0.2%
Allegro.eu (b) (c)	52	299
Bank Polska Kasa Opieki - Spolka Akcyjna	22	439
Dino Polska Spolka Akcyjna (b) (c)	7	592
ING Bank Slaski S.A.	3	101
KGHM Polska Miedz Spolka Akcyjna	18	526
LPP Spolka Akcyjna	—	390
Polski Koncern Naftowy Orlen Spolka Akcyjna	80	1,179

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Powszechna Kasa Oszczednosci Bank Polski Spolka Akcyjna	119	823
Powszechny Zaklad Ubezpieczen Spolka Akcyjna	74	604
Santander Bank Polska S.A.	5	288
		5,241
Portugal 0.2%
Banco Espirito Santo S.A. (b) (d)	413	—
EDP - Energias de Portugal, S.A.	415	2,072
EDP Renovaveis, S.A.	33	738
Galp Energia, SGPS, S.A.	68	926
Jeronimo Martins, SGPS, S.A.	39	842
		4,578
Luxembourg 0.2%
ArcelorMittal	82	2,150
Eurofins Scientific SE	18	1,312
Tenaris S.A.	62	1,097
		4,559
New Zealand 0.2%
Auckland International Airport Limited (b)	179	888
Contact Energy Limited	115	566
Fisher & Paykel Healthcare Corporation Limited	79	1,124
Mercury NZ Limited	86	305
Meridian Energy Limited	154	509
Spark New Zealand Limited	279	958
		4,350
China 0.2%
Wuxi Biologics Cayman Inc (b) (c)	496	3,763
United States of America 0.1%
Qiagen N.V. (b)	33	1,668
Macau 0.1%
Sands China Ltd. (b)	325	1,071
Chile 0.0%
Antofagasta PLC	52	974
United Arab Emirates 0.0%
Mediclinic International PLC	63	380
NMC Health PLC (d)	12	—
Mexico 0.0%
Fresnillo PLC	24	264
Bermuda 0.0%
Autostore Holdings Ltd (a) (b) (c)	128	235
Total Common Stocks (cost $1,990,247)		2,068,126
PREFERRED STOCKS 2.0%
Switzerland 1.6%
Chocoladefabriken Lindt & Sprungli AG	—	1,469
Roche Holding AG	100	31,364
Schindler Holding AG	6	1,099
		33,932
Germany 0.4%
Bayerische Motoren Werke Aktiengesellschaft	8	684
Henkel AG & Co. KGaA (f)	26	1,797
Porsche Automobil Holding SE (f)	22	1,214
Sartorius Aktiengesellschaft	4	1,538
Volkswagen Aktiengesellschaft (f)	26	3,283
		8,516
Spain 0.0%
Grifols, S.A.	39	330
Italy 0.0%
Telecom Italia SPA	883	197
Total Preferred Stocks (cost $42,051)		42,975
SHORT TERM INVESTMENTS 0.7%
Securities Lending Collateral 0.5%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (e) (g)	9,860	9,860
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (e) (g)	5,152	5,152
Total Short Term Investments (cost $15,012)		15,012
Total Investments 99.8% (cost $2,047,310)		2,126,113
Other Derivative Instruments 0.0%		236
Other Assets and Liabilities, Net 0.2%		3,033
Total Net Assets 100.0%		2,129,382

(a) All or a portion of the security was on loan as of December 31, 2022.

(b) Non-income producing security.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Investment in affiliate.

(f) Convertible security.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL International Index Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Prudential Public Limited Company	6,593	157	—	72	—	(1,351)	5,399	0.3

JNL International Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adevinta ASA - Class B	04/26/21	596	283	—
Adyen B.V.	04/26/21	8,215	6,054	0.3
AENA, S.M.E., S.A.	04/26/21	1,428	1,298	0.1
Allegro.eu	06/18/21	833	299	—
Amadeus IT Group, S.A.	04/26/21	3,277	3,319	0.2
Amundi	04/26/21	795	519	—
Autostore Holdings Ltd	12/17/21	480	235	—
BAWAG Group AG	04/26/21	661	700	—
Budweiser Brewing Company APAC Limited	04/26/21	911	770	—
Cellnex Telecom, S.A.	04/26/21	3,763	2,689	0.1
Convatec Group PLC	04/26/21	607	595	—
Covestro AG	04/26/21	2,060	1,089	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL International Index Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Delivery Hero SE	04/26/21	2,650	1,304	0.1
Dino Polska Spolka Akcyjna	06/18/21	496	592	—
EQT AB	04/26/21	1,158	1,023	0.1
ESR Cayman Limited	04/26/21	1,205	792	0.1
Evolution AB (publ)	04/26/21	2,836	2,679	0.1
Infrastrutture Wireless Italiane S.p.A.	04/26/21	515	465	—
Mapletree Commercial Trust Treasury Company Pte. Ltd.	04/26/21	531	381	—
Orsted A/S	04/26/21	2,094	2,410	0.1
Pepco Group N.V.	12/17/21	210	201	—
Pirelli & C. S.p.A.	04/26/21	399	289	—
Poste Italiane SPA	04/26/21	606	672	—
Siemens Healthineers AG	06/18/21	2,386	2,016	0.1
WH Group Limited	04/26/21	900	610	—
Worldline	04/26/21	2,666	1,394	0.1
Wuxi Biologics Cayman Inc	12/17/21	5,442	3,763	0.2
Zalando SE	04/26/21	2,156	1,158	0.1
		49,876	37,599	1.8

JNL International Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro STOXX 50 Price Index	99	March 2023	EUR	3,784	(79)	(40)
FTSE 100 Index	20	March 2023	GBP	1,493	(9)	1
S&P/ASX 200 Index	11	March 2023	AUD	1,952	10	(20)
Topix Index	25	March 2023	JPY	475,634	18	(21)
					(60)	(80)

JNL International Index Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	SCB	03/15/23	AUD	3,661	2,500	7
EUR/USD	HSB	03/15/23	EUR	7,011	7,541	92
GBP/USD	BMO	03/15/23	GBP	669	811	(15)
GBP/USD	HSB	03/15/23	GBP	1,600	1,938	9
JPY/USD	BOA	03/15/23	JPY	575,719	4,429	185
JPY/USD	HSB	03/15/23	JPY	350,000	2,693	18
					19,912	296

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL International Index Fund
Assets - Securities
Common Stocks	12,685	2,055,441	—	2,068,126
Preferred Stocks	42,975	—	—	42,975
Short Term Investments	15,012	—	—	15,012
	70,672	2,055,441	—	2,126,113
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	1	—	—	1
Open Forward Foreign Currency Contracts	—	311	—	311
	1	311	—	312
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(81)	—	—	(81)
Open Forward Foreign Currency Contracts	—	(15)	—	(15)
	(81)	(15)	—	(96)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Mid Cap Index Fund
COMMON STOCKS 98.9%
Industrials 19.6%
Acuity Brands, Inc.	48	7,947
AECOM	207	17,589
AGCO Corporation	91	12,617
ASGN Incorporated (a)	74	6,063
Avis Budget Group, Inc. (a)	37	6,048
Axon Enterprise, Inc. (a)	100	16,629
Builders FirstSource, Inc. (a)	218	14,137
Caci International Inc. - Class A (a)	34	10,345
Carlisle Companies Incorporated	77	18,061
Chart Industries, Inc. (a)	60	6,964
Clean Harbors, Inc. (a)	74	8,436
Crane Holdings, Co.	70	6,999
Curtiss-Wright Corporation	57	9,435
Donaldson Company, Inc.	182	10,691
Dycom Industries, Inc. (a)	44	4,078
EMCOR Group, Inc.	71	10,532
EnerSys	60	4,399
ESAB Corporation	75	3,516
Flowserve Corporation	192	5,893
Fluor Corporation (a)	209	7,232
Fortune Brands Innovations, Inc.	185	10,577
FTI Consulting, Inc. (a)	51	8,069
GATX Corporation	52	5,559
Graco Inc.	248	16,704
GXO Logistics Inc. (a)	175	7,475
Hexcel Corporation	124	7,273
Hubbell Incorporated	80	18,727
IAA Spinco Inc. (a)	197	7,875
Insperity, Inc.	53	5,970
ITT Inc.	124	10,040
JetBlue Airways Corporation (a)	473	3,064
KBR, Inc.	204	10,774
Kennametal Inc.	119	2,864
Kirby Corporation (a)	88	5,633
Knight-Swift Transportation Holdings Inc. - Class A	236	12,366
Landstar System, Inc.	53	8,696
Lennox International Inc.	48	11,467
Lincoln Electric Holdings, Inc.	85	12,280
ManpowerGroup Inc.	75	6,282
MasTec, Inc. (a)	87	7,448
MDU Resources Group, Inc.	299	9,068
Mercury Systems, Inc. (a)	85	3,825
Mine Safety Appliances Company, LLC	54	7,787
MSC Industrial Direct Co., Inc. - Class A	69	5,643
Nvent Electric Public Limited Company	244	9,405
Oshkosh Corporation	97	8,523
Owens Corning	139	11,826
Regal Beloit Corporation	98	11,716
RXO Inc. (a)	173	2,972
Ryder System, Inc.	74	6,165
Saia, Inc. (a)	39	8,158
Science Applications International Corporation	82	9,115
Simpson Manufacturing Co., Inc.	64	5,643
Stericycle, Inc. (a)	136	6,791
SunPower Corporation (a)	124	2,240
Sunrun Inc. (a)	313	7,530
Terex Corporation	100	4,277
Tetra Tech, Inc.	78	11,378
The Brink's Company	70	3,745
The Middleby Corporation (a)	79	10,591
The Timken Company	99	6,984
The Toro Company	154	17,398
Trex Company, Inc. (a)	161	6,819
Univar Solutions Inc. (a)	244	7,750
Valmont Industries, Inc.	32	10,431
Vicor Corporation (a)	32	1,731
Watsco, Inc.	49	12,226
Watts Water Technologies, Inc. - Class A	40	5,899
Werner Enterprises, Inc.	87	3,500
Woodward, Inc.	90	8,679
XPO, Inc. (a)	169	5,640
		600,209
Financials 15.0%
Affiliated Managers Group, Inc.	56	8,935
American Financial Group, Inc.	104	14,232
Annaly Capital Management, Inc.	692	14,585
Associated Banc-Corp	220	5,070
Bank of Hawaii Corporation	60	4,632
Bank OZK	164	6,584
Brighthouse Financial, Inc. (a)	105	5,364
Cadence Bank	268	6,600
Cathay General Bancorp	109	4,434
CNO Financial Group, Inc.	170	3,875
Commerce Bancshares, Inc.	168	11,416
Cullen/Frost Bankers, Inc.	96	12,789
East West Bancorp, Inc.	207	13,649
Essent Group Ltd.	160	6,215
Evercore Inc. - Class A	53	5,742
F.N.B. Corporation	513	6,692
Federated Hermes, Inc. - Class B	123	4,462
First American Financial Corporation	153	7,991
First Financial Bankshares, Inc.	194	6,658
First Horizon Corporation	795	19,474
FirstCash Holdings, Inc.	55	4,809
Fulton Financial Corporation	245	4,127
Glacier Bancorp, Inc.	162	8,025
Hancock Whitney Corporation	127	6,130
Home BancShares, Inc.	279	6,370
Interactive Brokers Group, Inc. - Class A	152	10,966
International Bancshares Corporation	77	3,539
Janus Henderson Group PLC	195	4,580
Jefferies Financial Group Inc.	272	9,340
Kinsale Capital Group, Inc.	32	8,289
MGIC Investment Corporation	449	5,835
Navient Corporation	157	2,583
New York Community Bancorp, Inc. - Series A	1,009	8,677
Old National Bancorp	436	7,843
Old Republic International Corporation	422	10,191
PacWest Bancorp	175	4,006
Pinnacle Financial Partners, Inc.	113	8,285
Primerica, Inc.	55	7,766
Prosperity Bancshares, Inc.	136	9,919
Reinsurance Group of America, Incorporated	98	13,984
RenaissanceRe Holdings Ltd	64	11,834
RLI Corp.	60	7,863
SEI Investments Company	152	8,882
Selective Insurance Group, Inc.	88	7,837
SLM Corporation	366	6,075
Stifel Financial Corp.	158	9,216
Synovus Financial Corp.	215	8,057
Texas Capital Bancshares, Inc. (a)	73	4,432
The Hanover Insurance Group, Inc.	53	7,103
UMB Financial Corporation	64	5,357
Umpqua Holdings Corporation	317	5,664
United Bankshares, Inc.	199	8,045
Unum Group	276	11,326
Valley National Bancorp	616	6,971
Voya Financial, Inc. (b)	145	8,899
Washington Federal, Inc.	97	3,265
Webster Financial Corporation	258	12,234
Wintrust Financial Corporation	90	7,589
Zurich American Corporation	94	4,601
		459,913
Consumer Discretionary 13.9%
Adient Public Limited Company (a)	139	4,831
AutoNation, Inc. (a)	51	5,428
Boyd Gaming Corporation	117	6,368
Brunswick Corporation	108	7,803
Capri Holdings Limited (a)	192	11,017
Carter's, Inc.	58	4,308
Choice Hotels International, Inc.	41	4,624
Churchill Downs Incorporated	48	10,231
Columbia Sportswear Company	51	4,510
Cracker Barrel Old Country Store, Inc.	34	3,198

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Crocs, Inc. (a)	91	9,885
Dana Incorporated	184	2,790
Deckers Outdoor Corporation (a)	39	15,564
Dick's Sporting Goods, Inc.	82	9,870
Five Below, Inc. (a)	82	14,478
Foot Locker, Inc.	116	4,384
Fox Factory Holding Corp. (a)	62	5,682
GameStop Corp. - Class A (a) (b)	371	6,857
Gentex Corporation	345	9,396
Graham Holdings Co., Ltd. - Class B	6	3,401
Grand Canyon Education, Inc. (a)	46	4,836
H & R Block, Inc.	230	8,389
Hanesbrands Inc.	526	3,342
Harley-Davidson, Inc.	195	8,116
Helen of Troy Limited (a)	35	3,871
KB Home	126	4,007
Kohl's Corporation	173	4,374
Lear Corporation	87	10,818
Leggett & Platt, Incorporated	196	6,326
Light & Wonder, Inc. (a)	138	8,104
Lithia Motors, Inc. - Class A	40	8,268
Macy's, Inc.	403	8,318
Marriott Vacations Worldwide Corporation	57	7,618
Mattel, Inc. (a)	519	9,261
Murphy USA Inc.	31	8,560
Nordstrom, Inc. (b)	167	2,698
Ollie's Bargain Outlet Holdings, Inc. (a)	85	3,984
Papa John's International, Inc.	47	3,861
PENN Entertainment, Inc. (a)	233	6,909
Polaris Inc.	81	8,166
PVH Corp.	98	6,917
RH (a)	29	7,718
Service Corporation International	228	15,761
Skechers U.S.A., Inc. - Class A (a)	197	8,260
Taylor Morrison Home II Corporation - Class A (a)	159	4,816
Tempur Sealy International, Inc.	252	8,647
Texas Roadhouse, Inc. - Class A	100	9,049
The Gap, Inc.	316	3,570
The Goodyear Tire & Rubber Company (a)	418	4,243
The Wendy's Company	251	5,674
Thor Industries, Inc.	79	5,996
Toll Brothers, Inc.	156	7,779
TopBuild Corp. (a)	47	7,397
Topgolf Callaway Brands Corp. (a)	203	4,004
Travel + Leisure Co.	121	4,390
Under Armour, Inc. - Class A (a)	283	2,870
Under Armour, Inc. - Class C (a)	289	2,576
Victoria's Secret & Co. (a)	119	4,257
Visteon Corporation (a)	41	5,425
Williams-Sonoma, Inc.	99	11,372
Wingstop Inc.	44	6,080
Wyndham Hotels & Resorts, Inc.	130	9,291
YETI Holdings, Inc. (a)	126	5,205
		425,748
Information Technology 11.9%
ACI Worldwide, Inc. (a)	166	3,809
Allegro Microsystems Inc. (a)	96	2,885
Amkor Technology, Inc.	146	3,494
Arrow Electronics, Inc. (a)	91	9,550
Avnet, Inc.	134	5,580
Belden Inc.	64	4,597
Blackbaud, Inc. (a)	66	3,903
Calix, Inc. (a)	83	5,695
Ciena Corporation (a)	220	11,203
Cirrus Logic, Inc. (a)	82	6,097
Cognex Corporation	255	11,996
Coherent Corp. (a)	206	7,232
CommVault Systems, Inc. (a)	66	4,144
Concentrix Corporation	62	8,305
Dynatrace, Inc. (a)	296	11,343
Emersub CX, Inc. (a)	43	8,848
Envestnet, Inc. (a)	82	5,070
Euronet Worldwide, Inc. (a)	69	6,486
ExlService Holdings, Inc. (a)	49	8,275
Fair Isaac Corporation (a)	37	22,064
Genpact Limited	248	11,474
IPG Photonics Corporation (a)	48	4,553
Jabil Inc.	200	13,637
Kyndryl Holdings, Inc. (a)	301	3,349
Lattice Semiconductor Corporation (a)	202	13,133
Littelfuse, Inc.	36	8,032
Lumentum Holdings Inc. (a)	102	5,345
MACOM Technology Solutions Holdings, Inc. (a)	74	4,677
Manhattan Associates, Inc. (a)	92	11,190
MAXIMUS, Inc.	89	6,554
MKS Instruments, Inc.	85	7,195
National Instruments Corporation	194	7,176
NCR Corporation (a)	202	4,721
Novanta Inc. (a)	53	7,155
Paylocity Holding Corporation (a)	61	11,866
Power Integrations, Inc.	85	6,071
Qualys, Inc. (a)	52	5,799
Silicon Laboratories Inc. (a)	50	6,810
Sitime Corporation (a)	24	2,395
Super Micro Computer, Inc. (a)	68	5,577
Synaptics Incorporated (a)	59	5,611
TD SYNNEX Corporation	62	5,902
Teradata Corporation (a)	149	5,013
The Western Union Company	571	7,866
Universal Display Corporation	64	6,899
ViaSat, Inc. (a)	111	3,519
Vishay Intertechnology, Inc.	193	4,159
Vontier Corporation	228	4,413
Wex, Inc. (a)	65	10,616
Wolfspeed, Inc. (a) (b)	184	12,700
Xerox Holdings Corporation	166	2,425
		366,408
Health Care 10.1%
Acadia Healthcare Company, Inc. (a)	134	11,052
Amedisys, Inc. (a)	47	3,966
Arrowhead Pharmaceuticals Inc (a)	157	6,385
Azenta, Inc. (a)	110	6,381
Bruker Corporation	147	10,077
Chemed Corporation	22	11,152
Coronado Topco, Inc. (a)	80	6,877
Encompass Health Corporation	147	8,789
Enovis Corporation (a)	71	3,789
Envista Holdings Corporation (a)	243	8,174
Exelixis, Inc. (a)	475	7,625
Globus Medical, Inc. - Class A (a)	115	8,552
Haemonetics Corporation (a)	75	5,912
Halozyme Therapeutics, Inc. (a)	199	11,340
HealthEquity, Inc. (a)	126	7,775
ICU Medical, Inc. (a)	29	4,606
Inari Medical, Inc. (a)	71	4,498
Integra LifeSciences Holdings Corporation (a)	107	6,016
Jazz Pharmaceuticals Public Limited Company (a)	93	14,747
Lantheus Holdings, Inc. (a)	102	5,206
LHC Group, Inc. (a)	46	7,410
LivaNova PLC (a)	80	4,429
Masimo Corporation (a)	72	10,644
Medpace Holdings, Inc. (a)	37	7,928
Neogen Corporation (a)	317	4,824
Neurocrine Biosciences, Inc. (a)	143	17,025
Omnicell, Inc. (a)	67	3,373
Option Care Health, Inc. (a)	227	6,836
Patterson Companies, Inc.	129	3,604
Penumbra, Inc. (a)	56	12,544
Perrigo Company Public Limited Company	197	6,715
Progyny, Inc. (a)	111	3,469
R1 RCM Inc. (a)	201	2,196
Repligen Corporation (a)	77	12,952
Shockwave Medical, Inc. (a)	54	11,002
Sotera Health LLC (a)	144	1,199
STAAR Surgical Company (a)	72	3,472
Syneos Health, Inc. - Class A (a)	150	5,494
Tandem Diabetes Care, Inc. (a)	95	4,248
Tenet Healthcare Corporation (a)	158	7,708

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
United Therapeutics Corporation (a)	67	18,762
		308,753
Real Estate 8.0%
Apartment Income REIT Corp.	226	7,767
Brixmor Property Group Inc.	440	9,985
Corporate Office Properties Trust	164	4,263
Cousins Properties Incorporated	221	5,593
Cubesmart, L.P.	325	13,068
Douglas Emmett, Inc.	255	4,006
EastGroup Properties, Inc.	64	9,516
EPR Properties	111	4,198
First Industrial Realty Trust, Inc.	197	9,526
Healthcare Realty Trust Incorporated - Class A	566	10,909
Highwoods Properties, Inc.	157	4,397
Independence Realty Trust, Inc.	330	5,559
JBG Smith Properties	150	2,841
Jones Lang LaSalle Incorporated (a)	70	11,224
Kilroy Realty Corporation	154	5,967
Kite Realty Naperville, LLC	326	6,870
Lamar Advertising Company - Class A	130	12,227
Life Storage Inc.	126	12,430
Medical Properties Trust, Inc.	878	9,780
National Retail Properties, Inc.	266	12,170
National Storage Affiliates Trust	125	4,513
Omega Healthcare Investors, Inc.	348	9,740
Park Hotels & Resorts Inc.	325	3,833
Pebblebrook Hotel Trust	197	2,633
Physicians Realty Trust	342	4,951
PotlatchDeltic Corporation	118	5,198
Rayonier Inc.	215	7,093
Rexford Industrial Realty, Inc.	272	14,869
Sabra Health Care REIT, Inc.	345	4,291
SL Green Realty Corp.	94	3,172
Spirit Realty Capital, Inc.	208	8,314
Store Capital Corporation	395	12,679
The Macerich Company	319	3,593
		247,175
Materials 6.5%
Alcoa Corporation	260	11,830
AptarGroup, Inc.	96	10,588
Ashland Global Holdings Inc.	74	7,919
Avient Corporation	124	4,189
Cabot Corporation	83	5,531
Cleveland-Cliffs Inc. (a)	765	12,324
Commercial Metals Company	173	8,346
Eagle Materials Inc.	56	7,406
Greif, Inc. - Class A	38	2,543
Ingevity Corporation (a)	53	3,764
Louisiana-Pacific Corporation	108	6,375
MP Materials Corp. - Class A (a)	136	3,297
NewMarket Corporation	10	3,107
Olin Corporation	189	9,991
Reliance Steel & Aluminum Co.	87	17,544
Royal Gold, Inc.	98	11,001
RPM International Inc.	191	18,633
Sensient Technologies Corporation	62	4,528
Silgan Holdings Inc.	124	6,415
Sonoco Products Company	143	8,670
The Chemours Company	224	6,863
The Scotts Miracle-Gro Company (b)	59	2,857
United States Steel Corporation (b)	347	8,685
Valvoline, Inc.	262	8,559
Westlake Corporation	51	5,250
Worthington Industries, Inc.	45	2,230
		198,445
Utilities 4.0%
ALLETE, Inc.	84	5,402
Black Hills Corporation	96	6,752
Essential Utilities, Inc.	356	16,999
Hawaiian Electric Industries, Inc.	160	6,692
IDACORP, Inc.	74	8,014
National Fuel Gas Company	135	8,549
New Jersey Resources Corporation	143	7,079
NorthWestern Corporation	86	5,118
OGE Energy Corp.	296	11,705
One Gas, Inc.	81	6,111
Ormat Technologies, Inc.	72	6,266
PNM Resources, Inc.	126	6,148
Portland General Electric Company (b)	131	6,415
Southwest Gas Holdings, Inc.	92	5,694
Spire Inc.	78	5,357
UGI Corporation	307	11,394
		123,695
Consumer Staples 4.0%
Bellring Intermediate Holdings, Inc. (a)	199	5,108
BJ's Wholesale Club Holdings, Inc. (a)	199	13,137
Casey's General Stores, Inc.	55	12,395
Celsius Holdings, Inc. (a)	59	6,183
Coca-Cola Consolidated, Inc.	7	3,409
Coty Inc. - Class A (a)	533	4,561
Darling Ingredients Inc. (a)	236	14,753
Energizer Holdings, Inc.	98	3,287
Flowers Foods, Inc.	281	8,078
Grocery Outlet Holding Corp. (a)	130	3,806
Ingredion Incorporated	98	9,551
Lancaster Colony Corporation	29	5,793
Performance Food Group Company (a)	231	13,497
Pilgrim's Pride Corporation (a)	67	1,598
Post Holdings, Inc. (a)	80	7,257
Sprouts Farmers Market, Inc. (a)	159	5,152
The Boston Beer Company, Inc. - Class A (a)	14	4,629
		122,194
Energy 3.9%
Antero Midstream Corporation	493	5,323
Antero Resources Corporation (a)	408	12,646
ChampionX Corporation	298	8,646
CNX Resources Corporation (a)	268	4,506
DT Midstream, Inc.	142	7,824
Equitrans Midstream Corporation	641	4,292
HF Sinclair Corporation	199	10,331
Matador Resources Company	165	9,434
Murphy Oil Corporation	216	9,296
Nov Inc.	576	12,032
PBF Energy Inc. - Class A	169	6,900
PDC Energy, Inc.	136	8,661
Range Resources Corporation	357	8,928
Southwestern Energy Company (a)	1,633	9,551
		118,370
Communication Services 2.0%
Cable One, Inc.	7	5,099
Frontier Communications Parent, Inc. (a)	330	8,412
Iridium Communications Inc.	186	9,553
John Wiley & Sons, Inc. - Class A	62	2,500
Nexstar Media Group, Inc. - Class A	56	9,754
TEGNA Inc.	331	7,017
The New York Times Company - Class A	245	7,961
TripAdvisor, Inc. (a)	155	2,791
World Wrestling Entertainment, Inc. - Class A	64	4,392
Ziff Davis, Inc. (a)	69	5,474
		62,953
Total Common Stocks (cost $3,462,951)		3,033,863
SHORT TERM INVESTMENTS 1.2%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	30,703	30,703
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (d)	6,464	6,464
Total Short Term Investments (cost $37,167)		37,167
Total Investments 100.1% (cost $3,500,118)		3,071,030
Other Derivative Instruments (0.0)%		(210)
Other Assets and Liabilities, Net (0.1)%		(1,460)
Total Net Assets 100.0%		3,069,360

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL Mid Cap Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 Index	153	March 2023	37,786	(210)	(414)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Mid Cap Index Fund
Assets - Securities
Common Stocks	3,033,863	—	—	3,033,863
Short Term Investments	37,167	—	—	37,167
	3,071,030	—	—	3,071,030
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(414)	—	—	(414)
	(414)	—	—	(414)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Small Cap Index Fund
COMMON STOCKS 99.3%
Financials 18.2%
ADS Alliance Data Systems, Inc.	133	5,017
Ambac Financial Group, Inc. (a)	120	2,087
American Equity Investment Life Holding Company	185	8,423
Ameris Bancorp	173	8,177
Amerisafe, Inc.	51	2,650
Apollo Commercial Real Estate Finance, Inc. (b)	342	3,680
ARMOUR Residential REIT, Inc. (c)	338	1,906
Assured Guaranty Ltd.	160	9,954
Axos Financial, Inc. (a)	143	5,447
B. Riley & Co., LLC (c)	42	1,453
Banc of California, Inc.	146	2,322
BancFirst Corporation	47	4,120
BankUnited, Inc.	205	6,965
Banner Corporation	91	5,730
Berkshire Hills Bancorp, Inc.	120	3,574
Blucora, Inc. (a)	127	3,235
Brightsphere Investment Group Inc.	87	1,791
Brookline Bancorp, Inc.	204	2,884
Capitol Federal Financial	342	2,961
Central Pacific Financial Corp.	73	1,486
City Holding Company	39	3,660
Columbia Banking System, Inc.	210	6,314
Community Bank System, Inc.	142	8,937
Customers Bancorp, Inc. (a)	81	2,309
CVB Financial Corp.	350	9,012
Dime Community Bancshares, Inc.	88	2,811
Donnelley Financial Solutions, Inc. (a)	67	2,573
Eagle Bancorp, Inc.	86	3,773
Ellington Financial Inc. (c)	150	1,851
Employers Holdings, Inc.	72	3,091
Encore Capital Group, Inc. (a) (c)	62	2,980
Enova International, Inc. (a)	83	3,203
EZCORP, Inc. - Class A (a)	141	1,152
FB Financial Corporation	94	3,406
First Bancorp	95	4,078
First Bancorp.	491	6,245
First Commonwealth Financial Corporation	244	3,411
First Financial Bancorp.	252	6,116
First Hawaiian, Inc.	339	8,818
Franklin BSP Realty Trust, Inc. (c)	221	2,857
Genworth Financial, Inc. - Class A (a)	1,324	7,004
Granite Point Mortgage Trust Inc.	144	772
Green Dot Corporation - Class A (a)	124	1,954
Hanmi Financial Corporation	80	1,986
HCI Group, Inc. (c)	19	756
Heritage Financial Corporation	94	2,888
Hilltop Holdings Inc.	123	3,687
HomeStreet, Inc.	48	1,337
Hope Bancorp, Inc.	314	4,025
Horace Mann Educators Corporation	108	4,030
Independent Bank Corp.	122	10,269
Independent Bank Group, Inc.	94	5,646
Invesco Mortgage Capital Inc. (c)	90	1,148
James River Group, Inc.	101	2,112
KKR Real Estate Finance Trust Inc.	153	2,129
Lakeland Financial Corporation	68	4,939
LendingTree, Inc. (a)	29	629
Mercury General Corporation	71	2,432
Mr. Cooper Group Inc. (a)	188	7,533
National Bank Holdings Corporation - Class A	98	4,141
NBT Bancorp Inc.	113	4,917
New York Mortgage Trust, Inc. (c)	1,002	2,566
NMI Holdings, Inc. - Class A (a)	222	4,635
Northfield Bancorp Inc.	115	1,804
Northwest Bancshares, Inc.	334	4,668
OFG Bancorp	125	3,446
Pacific Premier Bancorp, Inc.	252	7,952
Palomar Holdings, Inc. (a)	67	3,045
Park National Corporation	39	5,427
Pathward Financial, Inc.	76	3,293
PennyMac Mortgage Investment Trust (c)	239	2,960
Piper Sandler Companies	37	4,864
PRA Group, Inc. (a)	104	3,527
Preferred Bank	35	2,624
ProAssurance Corporation	142	2,473
PROG Holdings, Inc. (a)	131	2,221
Provident Financial Services, Inc.	201	4,302
Ready Capital Corporation (c)	262	2,916
Redwood Trust, Inc.	304	2,058
Renasant Corporation	149	5,608
S & T Bancorp, Inc.	104	3,557
Safety Insurance Group, Inc.	39	3,258
Seacoast Banking Corporation of Florida	187	5,823
ServisFirst Bancshares, Inc.	130	8,952
Simmons First National Corporation - Class A	336	7,251
SiriusPoint Ltd (a)	225	1,327
Southside Bancshares, Inc.	81	2,919
Stellar Bancorp, Inc.	118	3,468
Stewart Information Services Corporation	71	3,048
StoneX Group Inc. (a)	46	4,385
The Bancorp, Inc. (a)	149	4,225
Tompkins Financial Corporation	33	2,545
Triumph Bancorp, Inc. (a)	62	3,009
Trupanion, Inc. (a) (c)	93	4,411
Trustco Bank Corp N Y	51	1,929
Trustmark Corporation	162	5,653
Two Harbors Investment Corp.	230	3,631
United Community Banks, Inc.	282	9,526
United Fire Group, Inc.	59	1,610
Universal Insurance Holdings, Inc.	71	750
Veritex Holdings, Inc.	144	4,030
Virtus Investment Partners, Inc.	18	3,451
Walker & Dunlop, Inc.	81	6,393
Westamerica Bancorporation	71	4,192
WisdomTree, Inc.	293	1,596
World Acceptance Corporation (a)	9	578
WSFS Financial Corporation	165	7,463
		424,162
Industrials 16.9%
AAON, Inc.	111	8,388
AAR Corp. (a)	88	3,929
ABM Industries Incorporated	176	7,821
Aerojet Rocketdyne Holdings, Inc. (a)	201	11,256
AeroVironment, Inc. (a)	67	5,717
Alamo Group Inc.	28	3,901
Albany International Corp. - Class A	83	8,171
Allegiant Travel Company (a)	41	2,801
American Woodmark Corporation (a)	45	2,176
Apogee Enterprises, Inc.	59	2,619
Applied Industrial Technologies, Inc.	102	12,917
Arcbest Corporation	65	4,528
Arcosa, Inc.	128	6,973
Astec Industries, Inc.	61	2,461
Atlas Air Worldwide Holdings, Inc. (a)	68	6,883
AZZ Inc.	65	2,633
Barnes Group Inc.	133	5,436
Boise Cascade Company	105	7,183
Brady Corporation - Class A	123	5,811
CIRCOR International, Inc. (a)	55	1,328
Comfort Systems USA, Inc.	95	10,966
CoreCivic, Inc. (a)	306	3,535
Deluxe Corporation	116	1,964
DXP Enterprises, Inc. (a)	43	1,173
Encore Wire Corporation	49	6,732
Enerpac Tool Group Corp. - Class A	151	3,837
EnPro Industries, Inc.	55	6,006
ESCO Technologies Inc.	69	6,026
Exponent, Inc.	135	13,340
Federal Signal Corporation	161	7,474
Forrester Research, Inc. (a)	29	1,048
Forward Air Corporation	71	7,426
Franklin Electric Co., Inc.	103	8,247
Gibraltar Industries, Inc. (a)	82	3,782
GMS Inc. (a)	113	5,623
Granite Construction Incorporated	116	4,071

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Griffon Corporation	125	4,476
Harsco Corporation (a)	206	1,298
Hawaiian Holdings, Inc. (a)	138	1,418
Healthcare Services Group, Inc.	194	2,333
Heartland Express, Inc.	122	1,875
Heidrick & Struggles International, Inc.	53	1,481
Hillenbrand, Inc.	185	7,882
HNI Corporation	111	3,159
Hub Group, Inc. - Class A (a)	87	6,940
Insteel Industries, Inc.	52	1,428
Interface, Inc. - Class A	159	1,567
John Bean Technologies Corporation	84	7,707
Kaman Corporation	75	1,662
KAR Auction Services, Inc. (a)	289	3,777
Kelly Services, Inc. - Class A	93	1,571
Korn Ferry	142	7,179
Lindsay Corporation	29	4,752
Marten Transport, Ltd.	154	3,044
Masterbrand, Inc. (a) (c)	340	2,568
Matson Intermodal - Paragon, Inc.	100	6,276
Matthews International Corporation - Class A	82	2,490
Millerknoll, Inc.	199	4,184
Moog Inc. - Class A	77	6,729
Mueller Industries, Inc.	151	8,903
MYR Group Inc. (a)	44	4,059
National Presto Industries, Inc.	14	952
Now, Inc. (a)	293	3,719
NV5 Global, Inc. (a)	33	4,383
Park Aerospace Technologies Corp.	54	722
PGT Innovations, Inc. (a)	159	2,856
Pitney Bowes Inc.	436	1,658
Powell Industries, Inc.	23	822
Proto Labs, Inc. (a)	73	1,860
Quanex Building Products Corporation	87	2,064
Resideo Technologies, Inc. (a)	385	6,339
Resources Connection, Inc.	85	1,563
SkyWest, Inc. (a)	132	2,187
SPX Technologies, Inc. (a)	120	7,884
Standex International Corporation	32	3,288
Sun Country Airlines Holdings, Inc. (a)	87	1,384
Tennant Company	49	3,043
The GEO Group, Inc. (a)	327	3,578
The Greenbrier Companies, Inc.	88	2,943
Titan International, Inc. (a)	136	2,081
Trinity Industries, Inc.	215	6,364
Triumph Group, Inc. (a)	174	1,830
TrueBlue, Inc. (a)	86	1,692
UFP Industries, Inc.	164	13,000
Unifirst Corporation	40	7,724
Veritiv Corporation	36	4,380
Viad Corp (a)	57	1,378
Wabash National Corporation	128	2,888
		395,522
Information Technology 13.0%
3D Systems Corporation (a) (c)	346	2,557
8X8, Inc. (a) (c)	294	1,264
A10 Networks, Inc.	170	2,833
Adeia Inc.	282	2,670
Adtran Holdings, Inc.	189	3,556
Advanced Energy Industries, Inc.	99	8,523
Agilysys, Inc. (a)	52	4,149
Alarm.Com Holdings, Inc. (a)	132	6,540
Alpha and Omega Semiconductor Limited (a)	59	1,692
Arlo Technologies, Inc. (a)	232	814
Avid Technology, Inc. (a)	88	2,352
Axcelis Technologies, Inc. (a)	87	6,937
Badger Meter, Inc.	78	8,484
Benchmark Electronics, Inc.	94	2,516
Cerence Inc. (a)	106	1,971
CEVA Inc. (a)	62	1,586
Clearfield, Inc. (a)	30	2,844
Cohu, Inc. (a)	127	4,059
Comtech Telecommunications Corp.	72	877
Consensus Cloud Solutions, Inc. (a)	46	2,479
Corsair Gaming, Inc. (a) (c)	100	1,353
CSG Systems International, Inc.	81	4,617
CTS Corporation	84	3,305
Digi International Inc. (a)	94	3,422
Digital Turbine USA, Inc. (a)	240	3,660
Diodes Incorporated (a)	121	9,192
Ebix, Inc.	61	1,221
ePlus inc. (a)	71	3,142
EVERTEC, Inc.	173	5,594
Extreme Networks, Inc. (a)	348	6,363
Fabrinet (a)	97	12,484
FARO Technologies, Inc. (a)	49	1,444
Formfactor, Inc. (a)	204	4,529
Harmonic, Inc. (a)	282	3,694
Ichor Holdings, Ltd. (a)	78	2,079
Insight Enterprises, Inc. (a)	81	8,093
InterDigital, Inc.	79	3,934
Itron, Inc. (a)	121	6,107
Knowles Corporation (a)	241	3,959
Kulicke and Soffa Industries, Inc.	154	6,829
LivePerson, Inc. (a)	188	1,911
LiveRamp Holdings, Inc. (a)	176	4,129
MaxLinear, Inc. (a)	193	6,541
Methode Electronics, Inc.	98	4,338
NETGEAR, Inc. (a)	77	1,395
NetScout Systems, Inc. (a)	182	5,925
Onespan, Inc. (a)	96	1,080
Onto Innovation Inc. (a)	132	8,958
Osi Systems, Inc. (a)	42	3,302
Payoneer Global Inc. (a)	528	2,888
PC Connection, Inc.	29	1,373
PDF Solutions, Inc. (a)	78	2,223
Perficient, Inc. (a)	92	6,400
Photronics, Inc. (a)	164	2,758
Plexus Corp. (a)	74	7,589
Progress Software Corporation	115	5,780
Rambus Inc. (a)	286	10,237
Rogers Corporation (a)	50	5,986
Sabre Corporation (a) (c)	877	5,421
Sanmina Corporation (a)	153	8,777
ScanSource, Inc. (a)	67	1,950
Semtech Corporation (a)	166	4,773
SMART Global Holdings, Inc. (a)	128	1,910
SPS Commerce, Inc. (a)	96	12,319
TTEC Holdings, Inc.	51	2,239
TTM Technologies, Inc. (a)	271	4,088
Ultra Clean Holdings, Inc. (a)	121	3,998
Unisys Corporation (a)	182	931
Veeco Instruments Inc. (a)	135	2,511
Viavi Solutions Inc. (a)	600	6,308
Xperi Inc. (a)	113	970
		302,732
Consumer Discretionary 12.5%
Abercrombie & Fitch Co. - Class A (a)	131	3,009
Academy Sports & Outdoors, Inc.	212	11,158
Adtalem Global Education Inc. (a)	121	4,300
American Axle & Manufacturing Holdings, Inc. (a)	304	2,376
American Eagle Outfitters, Inc.	461	6,439
America's Car Mart, Inc. (a)	15	1,095
Asbury Automotive Group, Inc. (a)	59	10,547
Bed Bath & Beyond Inc. (a) (c)	210	527
Big Lots, Inc.	76	1,124
BJ's Restaurants, Inc. (a)	63	1,652
Bloomin' Brands, Inc. (c)	233	4,685
Boot Barn Holdings, Inc. (a)	79	4,916
Brinker International, Inc. (a)	117	3,741
Caleres, Inc.	95	2,122
Cavco Industries, Inc. (a)	22	4,948
Century Communities, Inc. (c)	76	3,785
Chico's FAS, Inc. (a)	332	1,634
Chuy's Holdings, Inc. (a)	48	1,372
Dave & Buster's Entertainment, Inc. (a)	111	3,937
Designer Brands Inc. - Class A	134	1,312
Dine Brands Global, Inc.	41	2,659

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Dorman Products, Inc. (a)	75	6,061
El Pollo Loco Holdings, Inc.	54	533
Ethan Allen Interiors Inc.	61	1,613
Frontdoor, Inc. (a)	217	4,516
Genesco Inc. (a)	33	1,515
Gentherm Incorporated (a)	88	5,730
G-III Apparel Group, Ltd. (a)	113	1,545
Golden Entertainment, Inc. (a)	58	2,163
Green Brick Partners, Inc. (a) (c)	72	1,733
Group 1 Automotive, Inc.	39	7,011
Guess ?, Inc. (c)	81	1,683
Haverty Furniture Companies, Inc.	35	1,037
Hibbett Inc.	35	2,356
Installed Building Products, Inc.	62	5,309
iRobot Corporation (a) (c)	73	3,506
Jack in the Box Inc.	55	3,778
Kontoor Brands, Inc.	130	5,213
La-Z-Boy Incorporated	115	2,619
LCI Industries	67	6,234
Leslie's, Inc. (a)	396	4,836
LGI Homes, Inc. (a)	54	5,014
Liquidity Services, Inc. (a)	75	1,052
M.D.C. Holdings, Inc.	152	4,792
M/I Homes, Inc. (a)	72	3,338
MarineMax, Inc. (a)	56	1,762
Meritage Homes Corporation (a)	97	8,956
Mister Car Wash, Inc. (a) (c)	211	1,947
Monarch Casino & Resort, Inc. (a)	35	2,722
Monro, Inc.	83	3,768
Motorcar Parts of America, Inc. (a)	51	610
Movado Group, Inc.	43	1,376
National Vision Holdings, Inc. (a)	210	8,124
Oxford Industries, Inc.	39	3,674
Patrick Industries, Inc.	57	3,453
Perdoceo Education Corporation (a)	176	2,449
PetMed Express, Inc.	55	972
Rent-A-Center, Inc.	133	3,000
Ruth's Hospitality Group, Inc.	82	1,266
Sally Beauty Holdings, Inc. (a)	287	3,590
Shake Shack, Inc. - Class A (a)	98	4,090
Shoe Carnival, Inc.	47	1,116
Signet Jewelers Limited	123	8,358
Six Flags Operations Inc. (a)	198	4,604
Sleep Number Corporation (a)	59	1,532
Sonic Automotive, Inc. - Class A	45	2,201
Sonos, Inc. (a)	336	5,681
Standard Motor Products, Inc.	49	1,705
Steven Madden, Ltd.	195	6,217
Strategic Education, Inc.	59	4,638
Stride, Inc. (a)	109	3,405
Sturm, Ruger & Company, Inc.	46	2,346
The Aaron's Company, Inc.	81	972
The Buckle, Inc.	78	3,549
The Cheesecake Factory Incorporated (c)	127	4,013
The Children's Place, Inc. (a)	34	1,249
The ODP Corporation (a)	107	4,891
TRI Pointe Homes Holdings, Inc. (a)	268	4,973
Universal Electronics Inc. (a)	34	707
Urban Outfitters, Inc. (a)	159	3,799
Vista Outdoor Inc. (a)	151	3,678
Winnebago Industries, Inc.	81	4,272
Wolverine World Wide, Inc.	211	2,304
WW International, Inc. (a)	145	560
XPEL, Inc. (a)	52	3,148
Zumiez Inc. (a) (c)	42	909
		293,111
Health Care 11.1%
AdaptHealth LLC - Class A (a)	203	3,895
Addus HomeCare Corporation (a)	43	4,250
Agiliti, Inc. (a)	84	1,375
Allscripts Healthcare Solutions, Inc. (a)	290	5,119
AMN Healthcare Services, Inc. (a)	115	11,836
Amphastar Pharmaceuticals, Inc. (a)	99	2,784
AngioDynamics, Inc. (a)	105	1,447
ANI Pharmaceuticals, Inc. (a)	33	1,312
Anika Therapeutics, Inc. (a)	39	1,141
Apollo Medical Holdings, Inc. (a) (b)	105	3,106
Arcus Biosciences, Inc. (a)	139	2,865
Artivion, Inc. (a)	107	1,301
Avanos Medical, Inc. (a)	125	3,381
BioLife Solutions, Inc. (a)	91	1,649
Cara Therapeutics, Inc. (a)	121	1,298
Cardiovascular Systems, Inc. (a)	110	1,503
Catalyst Pharmaceuticals, Inc. (a)	254	4,720
Coherus Biosciences, Inc. (a) (c)	172	1,362
Collegium Pharmaceutical, Inc. (a)	89	2,074
Community Health Systems, Inc. (a)	328	1,418
Computer Programs and Systems, Inc. (a)	40	1,089
CONMED Corporation	81	7,205
Corcept Therapeutics Incorporated (a)	255	5,187
CorVel Corporation (a)	24	3,528
Cross Country Healthcare, Inc. (a)	94	2,489
Cutera, Inc. (a)	47	2,098
Cytokinetics, Incorporated (a)	252	11,540
Dynavax Technologies Corporation (a)	313	3,328
Eagle Pharmaceuticals, Inc. (a)	28	829
Embecta Corp.	154	3,901
Emergent BioSolutions Inc. (a)	120	1,418
Enanta Pharmaceuticals, Inc. (a)	52	2,415
Enhabit Inc. (a)	132	1,736
Fulgent Genetics, Inc. (a) (c)	52	1,540
Glaukos Corporation (a)	126	5,524
Harmony Biosciences Holdings Inc. (a)	79	4,326
Healthstream, Inc. (a)	65	1,617
Heska Corporation (a)	27	1,704
Innoviva, Inc. (a)	168	2,223
Inogen, Inc. (a)	60	1,182
Integer Holdings Corporation (a)	88	6,003
Ironwood Pharmaceuticals, Inc. - Class A (a)	353	4,368
Iteos Therapeutics Inc. (a)	65	1,267
LeMaitre Vascular, Inc.	53	2,417
Ligand Pharmaceuticals Incorporated (a)	43	2,882
Meridian Bioscience, Inc. (a)	116	3,850
Merit Medical Systems, Inc. (a)	151	10,653
Mesa Laboratories, Inc.	13	2,231
ModivCare Inc. (a)	34	3,039
Myriad Genetics, Inc. (a)	216	3,131
Nektar Therapeutics (a)	504	1,139
Neogenomics, Inc. (a)	338	3,121
NextGen Healthcare, Inc. (a)	144	2,703
NuVasive, Inc. (a)	137	5,641
OmniAb, Inc. (a) (d)	16	—
OmniAb, Inc. (a) (d)	16	—
OptimizeRX Corporation (a)	45	754
Orasure Technologies, Inc. (a)	194	933
Organogenesis Holdings Inc. - Class A (a)	187	504
Orthofix Medical Inc. (a)	53	1,087
Owens & Minor, Inc. (a)	203	3,973
Pacira Pharmaceuticals, Inc. (a)	121	4,677
Pediatrix Medical Group, Inc. (a)	217	3,224
Phibro Animal Health Corporation - Class A	55	731
Pphm, Inc. (a) (c)	167	2,298
Prestige Consumer Healthcare Inc. (a)	131	8,224
RadNet, Inc. (a)	130	2,447
Regenxbio Inc. (a)	100	2,274
Select Medical Holdings Corporation (c)	277	6,866
Simulations Plus, Inc.	42	1,541
Supernus Pharmaceuticals, Inc. (a)	144	5,135
Surmodics, Inc. (a)	39	1,325
The Ensign Group, Inc.	147	13,943
The Joint Corp (a)	40	553
The Pennant Group, Inc. (a)	77	842
U. S. Physical Therapy, Inc.	34	2,792
uniQure N.V. (a)	110	2,485
Vanda Pharmaceuticals Inc. (a)	152	1,123
Varex Imaging Corporation (a)	107	2,179
Vericel Corporation (a)	127	3,336
VIR Biotechnology, Inc. (a)	201	5,087
Xencor, Inc. (a)	159	4,132

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
ZimVie Inc. (a)	57	532
Zynex, Inc. (c)	58	812
		258,969
Real Estate 7.8%
Acadia Realty Trust	249	3,576
Agree Realty Corporation	234	16,618
Alexander & Baldwin, Inc.	195	3,649
American Assets Trust, Inc.	140	3,702
Armada Hoffler Properties, Inc.	183	2,103
Brandywine Realty Trust	458	2,814
Caretrust REIT, Inc.	256	4,764
CENTERSPACE	40	2,326
Chatham Lodging Trust	129	1,580
Community Healthcare Trust Incorporated	64	2,290
Cushman & Wakefield PLC (a)	426	5,309
DiamondRock Alpharetta Tenant, LLC	555	4,545
Douglas Elliman Inc.	191	778
Dwight A. Walker Real Estate, Inc. - Class A	50	936
Easterly Government Properties, Inc.	242	3,451
ELME Communities	233	4,150
Essential Properties Realty Trust, Inc.	379	8,888
Four Corners Property Trust, Inc.	220	5,711
Franklin Street Properties Corp. (c)	249	679
Getty Realty Corp.	112	3,807
Global Net Lease, Inc.	275	3,452
Hersha Hospitality Trust - Class A	86	735
Hudson Pacific Properties, Inc.	340	3,310
Industrial Logistics Properties Trust	175	571
Innovative Industrial Properties, Inc.	74	7,522
iStar Inc. (c)	225	1,718
LTC Properties, Inc.	108	3,822
LXP Industrial Trust	732	7,337
Marcus & Millichap Company	66	2,288
NexPoint Residential Trust, Inc.	61	2,640
Office Properties Income Trust	131	1,746
Orion Office REIT Inc. (c)	154	1,313
OUTFRONT Media Inc.	387	6,422
Realogy Holdings Corp. (a)	291	1,858
Retail Opportunity Investments Corp.	327	4,909
RPT Realty	228	2,290
Safehold Inc.	63	1,791
Saul Centers, Inc.	35	1,429
Service Properties Trust	439	3,198
SITE Centers Corp.	489	6,685
Summit Hotel TRS 005, LLC	282	2,036
Sunstone Hotel Investors, Inc.	558	5,391
Tanger Factory Outlet Centers, Inc.	277	4,966
The St. Joe Company	91	3,504
Uniti Group Inc.	634	3,507
Universal Health Realty Income Trust	34	1,621
Urban Edge Properties	310	4,368
Urstadt Biddle Properties Inc. - Class A	82	1,548
Veris Residential, Inc (a)	212	3,379
Whitestone REIT	127	1,227
Xenia Hotels & Resorts, Inc.	302	3,976
		182,235
Materials 5.6%
AdvanSix Inc.	74	2,799
American Vanguard Corporation	72	1,573
Arconic Corporation (a)	270	5,710
ATI Inc. (a)	345	10,287
Balchem Corporation	85	10,431
Carpenter Technology Corporation	128	4,745
Century Aluminum Company (a)	136	1,113
Clearwater Paper Corporation (a)	45	1,692
Compass Minerals International, Inc.	91	3,725
FutureFuel Corp.	66	540
H.B. Fuller Company	142	10,140
Hawkins, Inc.	52	1,989
Haynes International, Inc.	33	1,494
Innospec Inc.	66	6,759
Kaiser Aluminum Corporation	42	3,190
Koppers Holdings Inc.	56	1,585
Livent Corporation (a)	476	9,462
Materion Corporation	54	4,755
MATIV Holdings, Inc.	146	3,048
Mercer International Inc.	107	1,249
Minerals Technologies Inc.	86	5,231
Myers Industries, Inc.	97	2,152
O-I Glass, Inc. (a)	413	6,837
Olympic Steel, Inc. (c)	25	827
Quaker Chemical Corporation	36	6,070
Rayonier Advanced Materials Inc. (a)	167	1,604
Stepan Company	56	5,968
SunCoke Energy, Inc.	225	1,944
Sylvamo Corporation	88	4,254
TimkenSteel Corporation (a)	106	1,920
Tredegar Corporation (c)	66	677
Trinseo Public Limited Company	93	2,120
Warrior Met Coal, Inc.	137	4,732
		130,622
Consumer Staples 5.2%
B&G Foods, Inc. (c)	190	2,124
Calavo Growers, Inc.	46	1,362
Cal-Maine Foods, Inc.	101	5,504
Central Garden & Pet Company (a)	27	1,005
Central Garden & Pet Company - Class A (a)	110	3,921
Del Monte Fresh Produce Company	80	2,095
e.l.f. Beauty, Inc. (a)	133	7,357
Edgewell Personal Care Colombia S A S	137	5,285
Hostess Brands, Inc. - Class A (a)	356	7,999
Inter Parfums, Inc.	47	4,552
J & J Snack Foods Corp.	40	5,988
John B. Sanfilippo & Son, Inc.	24	1,959
Medifast, Inc.	29	3,337
MGPI Processing, Inc.	41	4,327
National Beverage Corp. (a)	62	2,866
Nu Skin Enterprises, Inc. - Class A	131	5,540
PriceSmart, Inc.	67	4,045
Seneca Foods Corporation - Class A (a)	14	852
Spartannash Company	94	2,830
The Andersons, Inc.	83	2,899
The Chefs' Warehouse, Inc. (a)	91	3,032
The Hain Celestial Group, Inc. (a)	236	3,811
The Simply Good Foods Company (a)	224	8,512
Tootsie Roll Industries, Inc.	47	2,013
Treehouse Foods, Inc. (a)	134	6,618
United Natural Foods, Inc. (a)	154	5,976
Universal Corporation	65	3,423
USANA Health Sciences, Inc. (a)	30	1,595
Vector Group Ltd.	349	4,140
WD-40 Company	36	5,810
		120,777
Energy 4.6%
Archrock, Inc.	354	3,175
Bristow Holdings U.S. Inc. (a)	63	1,713
Callon Petroleum Company (a)	137	5,073
Civitas Resources, Inc.	139	8,038
CONSOL Energy Inc.	87	5,646
Core Laboratories N.V.	122	2,475
DMC Global Inc. (a)	51	992
Dorian LPG Ltd.	82	1,560
Dril-Quip, Inc. (a)	90	2,448
Green Plains Inc. (a)	157	4,797
Helix Energy Solutions Group, Inc. (a)	382	2,819
Helmerich & Payne, Inc.	280	13,886
Laredo Petroleum, Inc. (a) (c)	44	2,278
Nabors Industries Ltd (a)	24	3,653
Oceaneering International, Inc. (a)	266	4,646
Oil States International, Inc. (a)	174	1,295
Par Pacific Holdings, Inc. (a)	147	3,422
Patterson-UTI Energy, Inc.	575	9,684
Propetro Holding Corp. (a)	252	2,616
Ranger Oil Corporation - Class A	51	2,079
REX American Resources Corporation (a) (c)	41	1,300
RPC, Inc.	215	1,915
SM Energy Company	326	11,367
Talos Energy Inc. (a)	173	3,262

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
U.S. Silica Holdings, Inc. (a)	202	2,525
World Fuel Services Corporation	163	4,468
		107,132
Utilities 2.5%
American States Water Company	98	9,102
Avista Corporation	196	8,693
California Water Service Group	146	8,828
Chesapeake Utilities Corporation	47	5,606
Middlesex Water Company	47	3,679
Northwest Natural Holding Company	93	4,413
SJW Group	70	5,681
South Jersey Industries, Inc.	325	11,564
Unitil Corporation	43	2,202
		59,768
Communication Services 1.9%
AMC Networks, Inc. - Class A (a)	75	1,176
ATN International, Inc.	29	1,323
Cars.com Inc. (a)	164	2,260
Cinemark Holdings, Inc. (a)	285	2,468
Cogent Communications Holdings, Inc.	114	6,513
Consolidated Communications Holdings, Inc. (a)	196	700
Gannett Co., Inc. (a)	394	800
Intelsat Inflight LLC (a)	171	2,526
QuinStreet, Inc. (a) (c)	133	1,908
Scholastic Corporation	79	3,105
Shenandoah Telecommunications Company	136	2,152
Shutterstock, Inc.	64	3,368
TechTarget, Inc. (a)	71	3,123
Telephone and Data Systems, Inc.	266	2,789
The E.W. Scripps Company - Class A (a)	156	2,055
The Marcus Corporation	62	890
Thryv Holdings, Inc. (a)	80	1,518
Yelp Inc. (a)	185	5,045
		43,719
Total Common Stocks (cost $2,749,643)		2,318,749
INVESTMENT COMPANIES 0.3%
iShares Core S&P Small Cap ETF	62	5,875
Total Investment Companies (cost $5,969)		5,875
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (e)	5,239	5,239
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (e)	2,862	2,862
Total Short Term Investments (cost $8,101)		8,101
Total Investments 99.9% (cost $2,763,713)		2,332,725
Other Derivative Instruments (0.0)%		(40)
Other Assets and Liabilities, Net 0.1%		2,332
Total Net Assets 100.0%		2,335,017

(a) Non-income producing security.

(b) Investment in affiliate.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL Small Cap Index Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Commercial Real Estate Finance, Inc.	4,707	—	175	492	(61)	(791)	3,680	0.2
Apollo Medical Holdings, Inc.	7,622	222	171	—	(23)	(4,544)	3,106	0.1
	12,329	222	346	492	(84)	(5,335)	6,786	0.3

JNL Small Cap Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 Index	128	March 2023	11,595	(40)	(262)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Small Cap Index Fund
Assets - Securities
Common Stocks	2,318,749	—	—	2,318,749
Investment Companies	5,875	—	—	5,875
Short Term Investments	8,101	—	—	8,101
	2,332,725	—	—	2,332,725
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(262)	—	—	(262)
	(262)	—	—	(262)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Multi-Manager Alternative Fund
COMMON STOCKS 47.6%
Financials 11.2%
7 Acquisition Corporation - Class A (a)	14	145
A SPAC II Acquisition Corp (a)	13	136
ABG Acquisition Corp. I - Class A (a)	19	189
Adara Acquisition Corp. - Class A (a)	11	112
African Gold Acquisition Corp. (a)	2	18
African Gold Acquisition Corp. - Class A (a)	49	495
AfterNext HealthTech Acquisition Corp. - Class A (a)	39	391
Agile Growth Corp. (a)	13	130
Ahren Acquisition Corp - Class A (a)	10	105
Alpha Partners Technology Merger Corp. (a)	—	5
Alpha Partners Technology Merger Corp. - Class A (a)	21	210
ALSP Orchid Acquisition Corporation I - Class A (a)	31	319
Altenergy Acquisition Corp. (a)	6	61
Altimar Acquisition Corp. III (a)	8	69
Altimar Acquisition Corp. III - Class A (a)	8	84
American International Group, Inc.	55	3,476
Andretti Acquisition Corp. - Class A (a)	6	66
Anthemis Digital Acquisitions I Corp. - Class A (a)	18	182
Anzu Special Acquisition Corp I - Class A (a)	22	218
AON Public Limited Company - Class A	7	2,243
Apollo Strategic Growth Capital II (a) (b)	2	22
Arctos Northstar Acquisition Corp. - Class A (a)	23	235
Ares Acquisition Corp. (a)	5	54
Ares Acquisition Corp. - Class A (a)	95	955
Arrowroot Acquisition Corp. - Class A (a)	35	354
Artemis Strategic Investment Corp. - Class A (a)	20	209
ARYA Sciences Acquisition Corp IV - Class A (a)	5	52
Arya Sciences Acquisition Corp. - Class A (a)	19	194
Ascendant Digital Acquisition Corp. III - Class A (a)	39	407
Atlantic Coastal Acquisition Corp. - Class A (a)	50	503
Atlantic Coastal Acquisition Corp. II (a)	5	46
Ault Disruptive Technologies Corporation (a)	11	113
Aura Fat Projects Acquisition Corp. (a)	17	172
Aurora Acquisition Corp. - Class A (a)	7	71
Axonprime Infrastructure Acquisition Corporation - Class A (a)	—	—
B. Riley Principal 250 Merger Corp. - Class A (a)	17	167
Bank of Hawaii Corporation	32	2,482
Bannix Acquisition Corp. (a)	1	9
Bilander Acquisition Corp. - Class A (a)	21	206
Biotech Acquisition Company - Class A (a)	20	206
Bleuacacia Ltd - Class A (a)	50	504
Blue Whale Acquisition Corp I - Class A (a)	13	127
Blueriver Acquisition Corp. - Class A (a)	27	274
Builder Acquisition Corp. - Class A (a)	5	54
Bullpen Parlay Acquisition Company - Class A (a)	13	130
Burtech Acquisition Corp. - Class A (a)	41	416
BYTE Acquisition Corp. - Class A (a)	10	100
C5 Acquisition Corporation (a)	3	36
Canna-Global Acquisition Corp. - Class A (a)	5	49
CapitalWorks Emerging Markets Acquisition Corp. - Class A (a)	3	31
Cartesian Growth Corporation II (a)	10	99
Cartica Acquisition Corp. - Class A (a)	7	72
Catalyst Partners Acquisition Corp. - Class A (a)	45	455
CC Neuberger Principal Holdings III - Class A (a)	56	565
CF Acquisition Corp. VII - Class A (a)	—	—
Chain Bridge I - Class A (a)	11	111
Churchill Capital Corp VII (a)	8	80
Churchill Capital Corp VII - Class A (a)	84	832
CIIG Capital Partners II, Inc. (a)	—	—
CIIG Capital Partners II, Inc. - Class A (a)	38	387
Citigroup Inc.	46	2,089
Coliseum Acquisition Corp. - Class A (a)	13	130
Colonnade Acquisition Corp. II - Class A (a)	50	507
Concessionaria Auto Raposo Tavares S/A - Class A (a)	11	108
Concord Acquisition Corp. II - Class A (a)	45	449
Consilium Acquisition Corp I Ltd - Class A (a)	8	81
Constellation Acquisition Corp I - Class A (a)	27	270
Conyers Park III Acquisition Corp. - Class A (a)	41	400
Corazon Capital V838 Monoceros Corp - Class A (a)	29	298
Core Parenterals Limited - Class A (a)	9	85
Cowen Inc. - Class A	11	427
DA32 Life Science Tech Acquisition Corp. - Class A (a)	7	73
Data Knights Acquisition Corporation - Class A (a)	6	64
DBS Group Holdings Ltd	80	2,016
Decarbonization Plus Acquisition Corporation IV - Class A (a)	29	301
Deep Lake Capital Acquisition Corp. - Class A (a)	14	143
DHC Acquisition Corporation - Class A (a)	30	301
Diamondhead Holdings Corp. - Class A (a)	33	334
Digital Transformation Opportunities Corp. - Class A (a)	30	297
Disruptive Acquisition Corporation I (a)	13	135
Disruptive Acquisition Corporation I - Class A (a)	16	161
dMY Technology Group, Inc. VI - Class A (a)	43	434
DP Cap Acquisition Corp I - Class A (a)	14	140
Dragoneer Growth Opportunities Corp. III - Class A (a)	62	610
Elliott Opportunity II Corp. (a)	3	33
Elliott Opportunity II Corp. - Class A (a)	50	509
Embrace Change Acquisition Corp. (a)	9	90
Enphys Acquisition Corp. - Class A (a)	171	1,719
Enterprise 4.0 Technology Acquisition Corp. (a)	6	61
Enterprise 4.0 Technology Acquisition Corp. - Class A (a)	9	90
ESGEN Acquisition Corp (a)	—	—
ESGEN Acquisition Corp - Class A (a)	25	258
ESM Acquisition Corporation (a)	—	—
EVe Mobility Acquisition Corp - Class A (a)	18	183
ExcelFin Acquisition Corp. (a)	6	61
ExcelFin Acquisition Corp. - Class A (a)	18	184
Far Peak Acquisition Corp. - Class A (a)	68	686
Fat Projects Acquisition Corp - Class A (a)	28	288
Fifth Wall Acquisition Corp. III - Class A (a)	24	245
Finnovate Acquisition Corporation - Class A (a)	1	10
Finserv Acquisition Corp. II - Class A (a)	7	72
FinTech Evolution Acquisition Group - Class A (a)	9	91
First Horizon Corporation (c)	281	6,889
Flame Acquisition Corp. - Class A (a)	26	268
Focus Impact Acquisition Corp. - Class A (a)	12	119
Forest Road Acquisition Corp. II - Class A (a)	15	157
Forum Merger IV Corporation - Class A (a)	19	192
Freedom Acquisition I Corp. - Class A (a)	20	200
Frontier Acquisition Corp. - Class A (a)	11	110
FTAC Athena Acquisition Corp. - Class A (a)	20	203
FTAC Hera Acquisition Corp. (a)	1	14
FTAC Hera Acquisition Corp. - Class A (a)	46	469
FTAC Parnassus Acquisition Corp. - Class A (a)	45	451
FTAC Zeus Acquisition Corp. - Class A (a)	53	535
Fusion Acquisition Corp. II (a)	12	118
Fusion Acquisition Corp. II - Class A (a)	5	54
G Squared Ascend I Inc. - Class A (a)	43	434
G Squared Ascend II, Inc. (a)	7	73
G Squared Ascend II, Inc. - Class A (a)	7	71
Games & Esports Experience Acquisition Corp. - Class A (a)	11	110
Gesher I Acquisition Corp - Class A (a)	11	109
Global Partner Acquisition Corporation II (a)	5	51
Global Partner Acquisition Corporation II - Class A (a)	22	224
Goal Acquisitions Corp. (a)	47	477
Golden Arrow Merger Corp. - Class A (a)	13	135
Gores Holdings IX, Inc. - Class A (a)	64	636
Green Visor Financial Technology Acquisition Corp. I - Class A (a)	28	293
Groupe Bruxelles Lambert - Groep Brussel Lambert	26	2,042
Grupo Financiero Banorte, S.A.B. de C.V.	202	1,451
GSR II Meteora Acquisition Corp. - Class A (a)	—	—
GX Acquisition Corp. II - Class A (a)	26	261
Hainan Manaslu Acquisition Corp. (a)	30	305
HCM Acquisition Corp - Class A (a)	21	218

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Heliogen, Inc. - Class A (a)	10	98
Hennessy Capital Investment Corp. VI - Class A (a)	22	222
HH&L Acquisition Co. - Class A (a)	42	426
Home Plate Acquisition Corporation - Class A (a)	15	149
Ibere Pharmaceuticals - Class A (a)	9	87
Iconic Sports Acquisition Corp. - Class A (a)	7	75
Independence Holdings Corp. - Class A (a)	10	105
Infinite Acquisition Corp. (a)	5	50
Infinite Acquisition Corp. - Class A (a)	1	14
Inflection Point Acquisition Corp. - Class A (a)	51	507
Innovative International Acquisition Corp. - Class A (a)	15	157
Investcorp Europe Acquisition Corp I - Class A (a)	10	103
Investcorp India Acquisition Corp. - Class A (a)	12	120
Itiquira Acquisition Corp. - Class A (a)	27	270
Jack Creek Investment Corp. - Class A (a)	23	228
JATT Acquisition Corp - Class A (a)	11	109
Jaws Hurricane Acquisition Corp - Class A (a)	40	403
Jaws Juggernaut Acquisition Corp. (a)	12	120
Jaws Juggernaut Acquisition Corp. - Class A (a)	33	328
Jaws Mustang Acquisition Corp. - Class A (a)	135	1,369
Jefferies Financial Group Inc.	61	2,083
Kadem Sustainable Impact Corporation - Class A (a)	11	115
Kensington Capital Acquisition Corp. V (a)	33	342
Kensington Capital Acquisition Corp. V - Class A (a)	18	180
Kernel Group Holdings, Inc. - Class A (a)	18	179
Khosla Ventures Acquisition Co III - Class A (a)	25	251
Khosla Ventures Acquisition Co. - Class A (a)	37	372
Kiatnakin Phatra Bank Public Company Limited - NVDR	999	2,130
Kismet Acquisition Three Corp. (a) (d)	13	134
Kismet Acquisition Three Corp. - Class A (a) (d)	25	254
Kismet Acquisition Two Corp. - Class A (a)	3	30
L Catterton Asia Acquisition Corp - Class A (a)	20	204
LAMF Global Ventures Corp. I - Class A (a)	15	149
LAVA Medtech Acquisition Corp. - Class A (a)	10	103
Lazard Growth Acquisition Corp. I (a)	—	4
Lazard Growth Acquisition Corp. I (a)	63	636
LDH Growth Corp I - Class A (a)	21	208
Lead Edge Growth Opportunities, Ltd (a)	1	12
Lead Edge Growth Opportunities, Ltd - Class A (a)	69	700
Legato Merger Corp. II (a)	19	188
Live Oak Crestview Climate Acquisition Corp. (a)	21	202
Live Oak Mobility Acquisition Corp. - Class A (a)	21	215
Logistics Innovation Technologies Corp. - Class A (a)	30	302
LPL Financial Holdings Inc.	16	3,296
M3-Brigade Acquisition II Corp. (a)	12	117
M3-Brigade Acquisition II Corp. - Class A (a)	17	173
M3-Brigade Acquisition III Corp. - Class A (a)	19	190
Macondray Capital Acquisition Corp. I (a)	19	189
Macondray Capital Acquisition Corp. I - Class A (a)	20	209
Magnum Opus Acquisition Limited - Class A (a)	17	174
MarketWise, Inc. - Class A (a)	7	12
Mason Industrial Technology, Inc. (a)	27	267
Medicus Sciences Acquisition Corp. - Class A (a)	15	155
MELI Kaszek Pioneer Corp - Class A (a)	8	84
Metals Acquisition Corp. - Class A (a)	6	60
Mizrahi-Tefahot Bank Ltd.	23	740
Moody's Corporation	12	3,266
Moringa Acquisition Corp. - Class A (a)	3	33
Motive Capital Corp II - Class A (a)	10	98
Mountain & Co I Acquisition Corp - Class A (a)	26	273
MSD Acquisition Corp. - Class A (a)	74	743
Newcourt Acquisition Corp. (a)	8	82
Northern Genesis Acquisition Corp. III (a)	18	177
Northern Star Investment Corp. III - Class A (a)	66	663
Northern Star Investment Corp. IV - Class A (a)	59	587
Onyx Acquisition Co. I - Class A (a)	10	100
Orion Biotech Opportunities Corp. - Class A (a)	1	9
Oxus Acquisition Corp - Class A (a)	6	66
PB Fintech Limited (a)	153	831
Pegasus Digital Mobility Acquisition Corp. - Class A (a)	5	50
Pepperlime Health Acquisition Corp. - Class A (a)	25	252
Peridot Acquisition Corp. II (a)	8	77
Peridot Acquisition Corp. II - Class A (a)	33	337
Pine Technology Acquisition Corp. - Class A (a) (e)	13	127
Plum Acquisition Corp. I (a)	10	105
Plum Acquisition Corp. I - Class A (a)	9	93
Pono Capital Corp. - Class A (a)	10	104
Pontem Corp - Class A (a)	92	927
Portage Fintech Acquisition Corporation - Class A (a)	27	267
Post Holdings Partnering Corporation - Series A (a)	34	340
Power & Digital Infrastructure Acquisition II Corp. - Class A (a)	2	18
Powered Brands - Class A (a)	—	—
PowerUp Acquisition Corp. (a)	1	7
PowerUp Acquisition Corp. - Class A (a)	13	132
Primerica, Inc.	47	6,594
Priveterra Acquisition Corp. - Class A (a)	20	201
Project Energy Reimagined Acquisition Corp. - Class A (a)	15	149
PROOF Acquisition Corp I (a)	16	159
PT Bank Mandiri (Persero) Tbk.	4,226	2,685
Pyrophyte Acquisition Corp. (a)	8	80
Pyrophyte Acquisition Corp. - Class A (a)	22	225
RCF Acquisition Corp. - Class A (a)	8	81
Rigel Resource Acquisition Corp. - Class A (a)	2	20
RMG Acquisition Corp. III - Class A (a)	21	209
Rocket Internet Growth Opportunities Corp. - Class A (a)	26	265
Ross Acquisition Corp. II (a)	2	25
Ross Acquisition Corp. II - Class A (a)	45	456
Ryan Specialty Group Holdings, Inc. - Class A (a)	130	5,377
ScION Tech Growth II - Class A (a)	31	314
Screaming Eagle Acquisition Corp. - Class A (a)	60	592
Seaport Calibre Materials Acquisition Corp. - Class A (a)	9	97
SEI Investments Company (c)	38	2,187
Semper Paratus Acquisition Corp. (a)	8	81
Semper Paratus Acquisition Corp. - Class A (a)	35	365
Shelter Acquisition Corporation I (a) (d)	2	—
Signature Bank	1	106
Silver Spike Acquisition Corp II - Class A (a)	1	14
SilverSPAC Inc. - Class A (a)	12	121
Sizzle Acquisition Corp. (a)	27	280
Skydeck Acquisition Corp. - Class A (a)	19	190
Slam Corp. (a)	8	78
Slam Corp. - Class A (a)	62	629
Social Capital Suvretta Holdings Corp. II - Class A (a)	53	535
Social Capital Suvretta Holdings Corp. IV - Class A (a)	44	442
Southport Acquisition Corporation - Class A (a)	—	—
Spree Acquisition Corp. 1 Limited - Class A (a)	30	303
Spring Valley Acquisition Corp. II (a)	4	37
StoneBridge Acquisition Corporation - Class A (a)	24	247
Stratim Cloud Acquisition Corp. (a)	7	73
Stratim Cloud Acquisition Corp. - Class A (a)	7	68
Supernova Partners Acquisition Company III, Ltd. - Class A (a)	77	781
Sustainable Development Acquisition I Corp. - Class A (a)	18	182
SVF Investment Corp. - Class A (a)	70	710
SVF Investment Corp. 2 - Class A (a)	33	333
Tailwind International Acquisition Corp. - Class A (a)	42	426
Talon 1 Acquisition Corp. - Class A (a)	26	274
Target Global Acquisition I Corp. (a)	18	182
TCV Acquisition Corp. - Class A (a)	38	381
TenX Keane Acquisition (a)	11	108
Thanachart Capital Public Company Limited	190	233
Thrive Acquisition Corporation - Class A (a)	28	289
Thunder Bridge Capital Partners IV, Inc. - Class A (a)	23	229
Tio Tech A (a)	3	32
Tio Tech A - Class A (a)	31	316
TKB Critical Technologies 1 - Class A (a)	27	277

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
TLGY Acquisition Corporation - Class A (a)	30	309
TortoiseEcofin Acquisition Corp. III - Class A (a)	33	329
TPG Pace Beneficial II Corp. - Class A (a)	32	318
Twelve Seas Investment Company II (a)	13	130
Twelve Seas Investment Company II - Class A (a)	28	278
Twin Ridge Capital Acquisition Corp. - Class A (a)	5	55
Two - Class A (a)	—	2
TZP Strategies Acquisition Corp. - Class A (a)	59	596
United Overseas Bank Limited	67	1,534
UTA Acquisition Corp - Class A (a)	22	228
Valor Latitude Acquisition Corp. - Class A (a)	33	330
Valuence Merger Corp. I - Class A (a)	2	19
Vector Acquisition Corp. II - Class A (a)	68	691
Viscogliosi Brothers Acquisition Corp. (a)	6	60
VPC Impact Acquisition Holdings II - Class A (a)	28	287
W. R. Berkley Corporation	56	4,097
Warburg Pincus Capital Corporation I-A - Class A (a)	36	365
Warburg Pincus Capital Corporation I-B - Class A (a)	29	297
Waverley Capital Acquisition Corp. 1 - Class A (a)	9	86
Wells Fargo & Company	51	2,115
World Quantum Growth Acquisition Corp. - Class A (a)	35	359
Worldwide Webb Acquisition Corporation - Class A (a)	11	113
XPAC Acquisition Corp. - Class A (a)	5	52
Zimmer Energy Transition Acquisition Corp. - Class A (a)	12	119
		120,705
Information Technology 8.8%
Accton Technology Corporation	459	3,495
Adyen B.V. (a) (f)	3	3,712
Analog Devices, Inc.	20	3,268
Asia Vital Components Co., Ltd.	32	117
Block, Inc. - Class A (a) (c)	45	2,824
Broadcom Inc.	3	1,941
CDW Corp.	23	4,061
Clearwater Analytics Holdings, Inc. - Class A (a)	243	4,556
Coupa Software Incorporated (a)	12	918
Delta Electronics, Inc.	56	520
EVERTEC, Inc.	170	5,510
EVO Payments, Inc. - Class A (a)	63	2,119
Intuit Inc.	6	2,486
Jack Henry & Associates, Inc.	17	2,986
Knowbe4, Inc. - Class A (a)	13	313
Lotes Co., Ltd	60	1,606
MoneyGram International, Inc. (a)	111	1,210
Nanya Technology Corporation	225	375
nCino, Inc. (a)	123	3,262
NXP Semiconductors N.V.	7	1,053
Oracle Corporation (c)	140	11,440
Riverbed Restructure (a) (d)	6	4
Rogers Corporation (a) (g)	5	575
Salesforce, Inc. (a) (c)	35	4,619
Sierra Wireless, Inc. (a) (c)	58	1,667
Silicon Motion, Inc. - ADR	36	2,310
SK Hynix Inc.	79	4,694
TE Connectivity Ltd. (f)	24	2,785
Tower Semiconductor Ltd. (a)	23	1,007
Visa Inc. - Class A (c)	61	12,768
VMware, Inc. - Class A (a) (c)	43	5,250
Wiwynn Corporation	44	1,141
		94,592
Health Care 5.9%
1Life Healthcare, Inc. (a) (c)	230	3,845
Bangkok Dusit Medical Services Public Company Limited.	1,311	1,099
Bumrungrad Hospital Public Company Limited	135	826
Doximity, Inc. - Class A (a) (c)	97	3,259
Horizon Therapeutics Public Limited Company (a)	48	5,496
Icon Public Limited Company (a)	3	587
LHC Group, Inc. (a) (c)	38	6,141
Life Healthcare Group Holdings	153	152
Novartis AG - ADR (c)	94	8,530
Novo Nordisk A/S - ADR (c)	28	3,765
Osstem Implant Co., Ltd. (e)	20	2,133
Oyster Point Pharma, Inc. (a)	152	1,696
Regeneron Pharmaceuticals, Inc. (a) (c)	12	8,832
Richter Gedeon Vegyeszeti Gyar Nyilvanosan Mukodo Rt.	36	795
Signify Health, Inc. - Class A (a) (c)	87	2,482
Silk Road Medical, Inc. (a)	53	2,780
The Cooper Companies, Inc.	11	3,513
Vertex Pharmaceuticals Incorporated (a) (c)	19	5,621
Zoetis Inc. - Class A	15	2,215
		63,767
Communication Services 5.9%
Activision Blizzard, Inc.	57	4,350
Alphabet Inc. - Class A (a) (c)	112	9,929
Alphabet Inc. - Class C (a)	113	9,933
Bharti Airtel Limited	8	43
Bharti Airtel Limited	64	626
Charter Communications, Inc. - Class A (a)	5	1,725
Comcast Corporation - Class A	92	3,205
Eletromidia S.A. (a)	700	1,357
Intelsat Jackson Holdings, Ltd. (a) (d)	3	74
JYP Entertainment Corporation	4	188
Mediaalpha, Inc. - Class A (a)	185	1,836
Meta Platforms, Inc. - Class A (a)	107	12,864
MGM Holdings, Inc. - Class A (a) (d)	6	25
Netflix, Inc. (a) (c)	30	8,728
NEXON Co., Ltd. (e)	26	578
Nintendo Co., Ltd.	15	645
Shaw Communications Inc. - Class B	110	3,174
TEGNA Inc.	95	2,021
The Trade Desk, Inc. - Class A (a)	47	2,099
		63,400
Industrials 5.0%
Aerojet Rocketdyne Holdings, Inc. (a)	13	730
Altra Industrial Motion Corp. (c)	16	943
Atlas Air Worldwide Holdings, Inc. (a)	48	4,808
Atlas Corp. (c)	114	1,753
China State Construction Engineering Corporation Limited - Class A	2,730	2,131
Expeditors International of Washington, Inc. (c)	9	920
Ferguson PLC	9	1,148
Howmet Aerospace Inc.	31	1,212
IAA Spinco Inc. (a)	1	31
Korean Air Lines Co., Ltd. (a)	21	387
Lennox International Inc.	11	2,558
LG Corp.	19	1,181
LIG Nex1 Co., Ltd.	12	853
Localiza Rent A Car S/A	—	3
Maxar Technologies Inc.	13	674
Old Dominion Freight Line, Inc.	15	4,153
Power Construction Corporation of China - Class A	826	839
Safran	12	1,524
Samsung C&T Corporation	9	813
Shanghai Yto Express Co., Ltd. Dalian Branch - Class A	981	2,834
Singapore Airlines Limited (e)	47	192
TangShan Port Group Co., Ltd. - Class A	665	262
The Boeing Company (a) (c)	78	14,785
TransUnion	38	2,141
Uber Technologies, Inc. (a)	23	559
Univar Solutions Inc. (a)	44	1,400
Verisk Analytics, Inc.	21	3,725
Voltronic Power Technology Corporation	2	100
Westinghouse Air Brake Technologies Corporation	11	1,117
Xiamen Xiangyu Co., Ltd. - Class A	170	251
		54,027
Consumer Discretionary 4.2%
Alibaba Group Holding Limited (a) (f)	37	406
Alibaba Group Holding Limited - ADR (a) (c)	30	2,669
Amazon.com, Inc. (a) (c)	125	10,520
Bajaj Auto Limited	18	787
CarMax, Inc. (a)	20	1,197
Cazoo Group Ltd - Class A (a)	31	5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Compagnie Financiere Richemont SA	9	1,134
CW Travel Holdings (a) (d)	2	10
Delivery Hero SE (a) (f)	7	345
Entain PLC	20	313
Fix Price Group Ltd - GDR (a) (d) (f)	38	—
Hankook Tire & Technology Co,. Ltd.	90	2,213
Hl Mando Corporation	23	731
Hyundai Mobis Co., Ltd.	3	533
iRobot Corporation (a)	3	161
Jumbo S.A. - Class R	29	501
Just Eat Takeaway.Com N.V. (a) (f)	12	265
Marriott International, Inc. - Class A	7	968
Maruti Suzuki India Limited	12	1,246
Naspers Ltd - Class N	7	1,219
Pool Corporation	9	2,848
Poshmark, Inc. - Class A (a)	14	252
Sportsman's Warehouse Holdings, Inc. (a)	12	112
Tesla Inc. (a) (c)	54	6,684
The Home Depot, Inc.	13	4,111
The Indian Hotels Company Limited	202	780
Under Armour, Inc. - Class A (a) (c)	300	3,049
Yum China Holdings, Inc.	41	2,218
		45,277
Consumer Staples 3.6%
American Beverage Co Ambev - ADR (c)	1,472	4,003
Arca Continental S.A.B. de C.V.	244	1,979
Dino Polska Spolka Akcyjna (a) (f)	20	1,740
Grupo Bimbo S.A.B. de C.V. - Class A	185	782
Guangdong Wens Foodstuff Group Co., Ltd. - Class A	1,112	3,137
Herbalife Nutrition Ltd. (a)	21	313
ITC Limited	201	805
JDE Peet's N.V.	52	1,513
Lamb Weston Holdings, Inc.	75	6,723
Minerva S.A.	118	289
Monster Beverage 1990 Corporation (a) (c)	102	10,345
Muyuan Foods Co., Ltd. - Class A	211	1,482
Orion Incorporation	6	644
Proya Cosmetics Co., Ltd. - Class A	45	1,086
Sendas Distribuidora S/A	557	2,053
Shoprite Holdings	46	619
Tech-Bank Food Co., Ltd. - Class A (a)	1,657	1,456
TPCO Holding Corp. - Class A (a)	25	4
		38,973
Materials 1.4%
Fufeng Group Limited	601	364
Glencore PLC	319	2,152
HeidelbergCement AG	13	751
International Flavors & Fragrances Inc.	23	2,453
Lafarge	74	3,864
Rianlon Corporation - Class A	211	1,658
The Scotts Miracle-Gro Company	35	1,716
Yamana Gold Inc. (c)	356	1,978
		14,936
Real Estate 1.2%
AP (Thailand) Public Company Limited - NVDR	2,933	983
Bluerock Homes Trust, Inc. - Class A (a)	1	30
Lamar Advertising Company - Class A	49	4,631
Store Capital Corporation (g)	175	5,597
Supalai Public Company Limited - NVDR	2,180	1,531
Swire Pacific Limited - Class A	50	442
Vornado Realty Trust	11	236
		13,450
Energy 0.3%
Berry Corporation (Bry)	4	29
Euronav	61	1,040
Gulfport Energy Operating Corporation (a)	7	501
Kinder Morgan, Inc.	68	1,231
McDermott International, Inc. (a) (d)	459	147
McDermott International, Inc. (a) (d)	52	17
		2,965
Utilities 0.1%
FirstEnergy Corp.	29	1,216
PG&E Corporation (a)	17	272
		1,488
Total Common Stocks (cost $512,159)		513,580
CORPORATE BONDS AND NOTES 26.5%
Health Care 4.2%
1Life Healthcare, Inc.
3.00%, 06/15/25 (h)	1,422	1,369
Apellis Pharmaceuticals, Inc.
3.50%, 09/15/26 (c) (h)	1,571	2,422
Aurora Cannabis Inc.
5.50%, 02/28/24 (c) (h)	872	835
Avadel Finance Cayman Limited
4.50%, 02/01/23 (c) (h)	1,013	1,016
4.50%, 10/02/23 (h)	888	853
Bausch Health Companies Inc.
6.25%, 02/15/29 (i)	620	300
7.25%, 05/30/29 (i)	220	106
5.25%, 01/30/30 (i)	1,020	493
Coherus Biosciences, Inc.
1.50%, 04/15/26 (c) (h)	2,517	1,623
Collegium Pharmaceutical, Inc.
2.63%, 02/15/26 (c) (h)	1,790	1,808
CommonSpirit Health
4.35%, 11/01/42	130	108
3.82%, 10/01/49	60	45
Community Health Systems, Inc.
6.88%, 04/15/29 (i)	135	70
Cutera, Inc.
2.25%, 03/15/26 (c) (h)	463	688
2.25%, 06/01/28 (c) (h) (i)	2,041	2,183
4.00%, 06/01/29 (c) (h) (i)	279	285
Dynavax Technologies Corporation
2.50%, 05/15/26 (c) (h)	2,765	3,472
Endo Luxembourg Finance Company I S.a r.l.
0.00%, 04/01/29 (a) (i) (j)	175	133
Gossamer Bio, Inc.
5.00%, 06/01/27 (c) (h)	1,206	381
Hackensack Meridian Health, Inc.
4.21%, 07/01/48	90	76
Halozyme Therapeutics, Inc.
1.00%, 08/15/28 (c) (h) (i)	719	849
HCA Inc.
7.69%, 06/15/25	50	52
5.63%, 09/01/28	10	10
3.50%, 09/01/30	40	34
7.50%, 11/15/95	170	184
Health Catalyst, Inc.
2.50%, 04/15/25 (c) (h)	1,396	1,211
Innoviva, Inc.
2.13%, 03/15/28 (c) (h) (i)	2,103	1,705
Inotiv, Inc.
3.25%, 10/15/27 (c) (h)	1,015	420
Insmed Incorporated
0.75%, 06/01/28 (c) (h)	2,386	1,935
Intercept Pharmaceuticals, Inc.
3.50%, 02/15/26 (c) (h)	252	256
Ionis Pharmaceuticals, Inc.
0.00%, 04/01/26 (c) (h) (k)	398	369
Karyopharm Therapeutics Inc.
3.00%, 10/15/25 (c) (h)	1,658	1,279
MannKind Corporation
2.50%, 03/01/26 (c) (h)	3,979	4,791
NextGen Healthcare, Inc.
3.75%, 11/15/27 (c) (h) (i)	1,440	1,495
NuVasive, Inc.
1.00%, 06/01/23 (c) (h)	1,765	1,722
0.38%, 03/15/25 (c) (h)	424	370
Omeros Corporation
5.25%, 02/15/26 (c) (h)	26	13
Pacira Pharmaceuticals, Inc.
0.75%, 08/01/25 (c) (h)	374	338
PetIQ, Inc.
4.00%, 06/01/26 (c) (h)	1,422	1,191

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Pharming Group N.V.
3.00%, 01/21/25, EUR (f) (h)	1,200	1,134
Radiology Partners, Inc.
9.25%, 02/01/28 (i)	230	129
Revance Therapeutics, Inc.
1.75%, 02/15/27 (c) (h)	1,589	1,479
Teva Pharmaceutical Finance Netherlands III B.V.
2.80%, 07/21/23	30	29
7.13%, 01/31/25	297	295
3.15%, 10/01/26	278	243
5.13%, 05/09/29 (l)	560	501
4.10%, 10/01/46	1,531	940
Teva Pharmaceutical Finance, LLC
6.15%, 02/01/36	195	173
Travere Therapeutics, Inc.
2.25%, 03/01/29 (c) (h)	1,739	1,580
Varex Imaging Corporation
4.00%, 06/01/25 (c) (h)	2,397	2,782
Willis-Knighton Medical Center
4.81%, 09/01/48	60	53
		45,828
Consumer Discretionary 4.2%
Airbnb, Inc.
0.00%, 03/15/26 (c) (h) (k)	1,343	1,116
Alibaba Group Holding Limited
3.25%, 02/09/61	200	120
Amazon.com, Inc.
4.95%, 12/05/44	40	40
4.05%, 08/22/47	80	69
3.10%, 05/12/51	220	158
4.10%, 04/13/62	390	325
Burlington Stores, Inc.
2.25%, 04/15/25 (c) (h)	2,098	2,406
Carnival Corporation
7.63%, 03/01/26 (i)	130	104
5.75%, 03/01/27 (i)	120	86
5.75%, 12/01/27 (c) (h) (i)	979	877
10.50%, 06/01/30 (i)	300	245
CWT Travel Group Incorporated
8.50%, 11/19/26 (i)	52	44
Dealer Tire, LLC
8.00%, 02/01/28 (i)	235	200
Delivery Hero SE
1.00%, 04/30/26, EUR (h)	1,100	881
1.00%, 01/23/27, EUR (f) (h)	1,300	1,102
1.50%, 01/15/28, EUR (f) (h)	1,200	879
ETSY, Inc.
0.25%, 06/15/28 (c) (h)	722	627
Fisker Group Inc.
2.50%, 09/15/26 (c) (h) (i)	2,430	1,147
Fiverr International Ltd
0.00%, 11/01/25 (c) (h) (k)	2,518	2,028
Ford Motor Company
0.00%, 03/15/26 (c) (h) (k)	1,622	1,527
6.10%, 08/19/32	270	250
GOL Equity Finance
3.75%, 07/15/24 (c) (h) (i)	2,769	1,261
Groupon, Inc.
1.13%, 03/15/26 (c) (h)	1,624	945
Grubhub Holdings Inc.
5.50%, 07/01/27 (i)	1,048	759
Guess ?, Inc.
2.00%, 04/15/24 (c) (h)	2,938	3,076
Hawaiian Brand Intellectual Property, Ltd.
5.75%, 01/20/26 (i)	10	9
Just Eat Takeaway.Com N.V.
1.25%, 04/30/26, EUR (f) (h)	800	669
Las Vegas Sands Corp.
3.20%, 08/08/24	120	113
2.90%, 06/25/25	10	9
Li Auto Inc.
0.25%, 05/01/28 (c) (h)	2,830	2,860
Lucid Group, Inc.
1.25%, 12/15/26 (c) (h) (i)	2,149	1,122
Luminar Technologies, Inc.
1.25%, 12/15/26 (c) (h) (i)	432	242
Magallanes, Inc.
5.14%, 03/15/52 (i)	280	206
5.39%, 03/15/62 (i)	360	264
Marriott Vacations Worldwide Corporation
3.25%, 12/15/27 (c) (h) (i)	556	547
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (i)	54	54
National Vision Holdings, Inc.
2.50%, 05/15/25 (c) (h)	2,231	3,074
NCL Corporation Ltd.
5.38%, 08/01/25 (c) (h)	723	737
1.13%, 02/15/27 (c) (h)	1,612	1,103
2.50%, 02/15/27 (c) (h) (i)	1,399	1,013
NIO, Inc.
0.00%, 02/01/26 (c) (h) (k)	1,285	1,110
Nissan Motor Co., Ltd.
4.81%, 09/17/30 (i)	330	280
Park River Holdings, Inc.
5.63%, 02/01/29 (i)	50	34
PetSmart, Inc.
7.75%, 02/15/29 (i)	250	233
Porch Group Inc
0.75%, 09/15/26 (c) (h) (i)	2,113	1,159
Premier Entertainment Sub, LLC
5.63%, 09/01/29 (i)	110	81
5.88%, 09/01/31 (i)	85	60
PT Gajah Tunggal Tbk
8.95%, 06/23/26 (f)	200	152
Royal Caribbean Cruises Ltd.
6.00%, 08/15/25 (c) (h) (i)	2,994	3,720
5.50%, 08/31/26 (i)	70	59
5.38%, 07/15/27 (i)	230	187
Sands China Ltd.
5.63%, 08/08/25 (l) (m)	400	387
2.80%, 03/08/27 (l) (m)	200	170
Shift Technologies, Inc.
4.75%, 05/15/26 (c) (h) (i)	1,305	214
SkyMiles IP Ltd.
4.50%, 10/20/25 (i)	140	136
4.75%, 10/20/28 (i)	110	104
Spectrum Management Holding Company, LLC
7.30%, 07/01/38	20	20
Spirit Airlines, Inc.
8.00%, 09/20/25 (i)	48	48
SWF Escrow Issuer Corporation
6.50%, 10/01/29 (i)	205	119
TKC Holdings, Inc.
10.50%, 05/15/29 (i)	140	79
VOC Escrow Ltd.
5.00%, 02/15/28 (i)	80	69
Wayfair Inc.
0.63%, 10/01/25 (e) (h)	1,159	748
0.63%, 10/01/25 (c) (h)	953	615
1.00%, 08/15/26 (c) (h)	1,547	892
1.00%, 08/15/26 (h)	57	33
3.25%, 09/15/27 (c) (h) (i)	722	554
Wheel Pros, Inc.
6.50%, 05/15/29 (i)	295	111
Xometry, Inc.
1.00%, 02/01/27 (c) (h) (i)	1,444	1,219
		44,887
Information Technology 3.8%
8X8, Inc.
4.00%, 02/01/28 (c) (h)	1,290	1,038
Affirm Holdings, Inc.
0.00%, 11/15/26 (c) (h) (k)	952	529
Altair Engineering Inc.
1.75%, 06/15/27 (c) (h) (i)	1,004	912
Alteryx, Inc.
0.50%, 08/01/24 (c) (h)	261	241
AMS-Osram AG
2.13%, 11/03/27, EUR (f) (h)	1,900	1,403

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Bentley Systems, Incorporated
0.38%, 07/01/27 (c) (h)	860	696
Blackline, Inc.
0.00%, 03/15/26 (c) (h) (k)	1,553	1,324
Castle United States Holding Corporation
9.50%, 02/15/28 (i)	365	144
Cloudflare, Inc.
0.00%, 08/15/26 (c) (h) (k)	849	693
Confluent, Inc.
0.00%, 01/15/27 (h) (i) (k)	1,667	1,277
Coupa Software Incorporated
0.13%, 06/15/25 (c) (h)	1,679	1,629
0.13%, 06/15/25 (h)	486	472
0.38%, 06/15/26 (c) (h)	560	540
0.38%, 06/15/26 (h)	970	936
DigitalOcean Holdings, Inc.
0.00%, 12/01/26 (c) (h) (k)	2,378	1,786
Dye & Durham Limited
3.75%, 03/01/26, CAD (h) (i)	2,265	1,271
Endure Digital, Inc.
6.00%, 02/15/29 (i)	370	241
Envestnet, Inc.
0.75%, 08/15/25 (c) (h)	607	546
Guidewire Software, Inc.
1.25%, 03/15/25 (c) (h)	1,399	1,300
I3 Verticals, LLC
1.00%, 02/15/25 (c) (h)	1,012	902
Infinera Corporation
3.75%, 08/01/28 (c) (f) (h)	298	368
Mitek Systems, Inc.
0.75%, 02/01/26 (c) (h)	1,520	1,250
MoneyGram International, Inc.
5.38%, 08/01/26 (i)	1,937	1,960
Okta, Inc.
0.13%, 09/01/25 (c) (h)	1,818	1,610
0.38%, 06/15/26 (c) (h)	839	705
Palo Alto Networks, Inc.
0.75%, 07/01/23 (c) (h)	1,399	2,209
PAR Technology Corporation
1.50%, 10/15/27 (c) (h)	1,313	939
Repay Holdings Corporation
0.00%, 02/01/26 (c) (h) (i) (k)	1,817	1,327
RingCentral, Inc.
0.00%, 03/01/25 - 03/15/26 (c) (h) (k)	2,194	1,829
Semtech Corporation
1.63%, 11/01/27 (c) (h) (i)	1,440	1,469
Shift4 Payments, LLC
0.00%, 12/15/25 (c) (h) (k)	2,093	2,071
Shopify Inc.
0.13%, 11/01/25 (c) (h)	1,842	1,566
Unity Software Inc.
0.00%, 11/15/26 (c) (h) (k)	1,539	1,150
Veeco Instruments Inc.
3.75%, 06/01/27 (c) (h)	2,184	3,318
Veritone, Inc.
1.75%, 11/15/26 (c) (h)	273	161
Virtusa Corporation
7.13%, 12/15/28 (i)	195	150
Vishay Intertechnology, Inc.
2.25%, 06/15/25 (c) (h)	1,003	972
Wolfspeed, Inc.
1.88%, 12/01/29 (c) (h) (i)	85	77
		41,011
Industrials 3.1%
American Airlines Group Inc.
6.50%, 07/01/25 (c) (h)	1,679	1,773
Ardagh Packaging Finance Public Limited Company
5.25%, 08/15/27 (i)	210	158
Array Tech, Inc.
1.00%, 12/01/28 (c) (h)	1,687	1,706
Artera Services, LLC
9.03%, 12/04/25 (i)	80	67
Axon Enterprise, Inc.
0.50%, 12/15/27 (c) (h) (i)	418	415
Bloom Energy Corporation
2.50%, 08/15/25 (c) (h)	2,157	2,897
Cathay Pacific Airways Limited
2.75%, 02/05/26, HKD (f) (h)	18,000	2,485
Copa Holdings, S.A.
4.50%, 04/15/25 (c) (h)	3,724	6,362
Delta Air Lines, Inc.
2.90%, 10/28/24	120	114
7.00%, 05/01/25 (i)	300	307
Desktop Metal Operating, Inc.
6.00%, 05/15/27 (c) (h) (i)	878	828
Eagle Bulk Shipping Inc.
5.00%, 08/01/24 (c) (h)	1,976	3,180
Elance, Inc.
0.25%, 08/15/26 (c) (h)	1,439	1,076
Fideicomiso F/80460
5.50%, 07/31/47 (f)	400	305
Granite Construction Incorporated
2.75%, 11/01/24 (c) (h)	1,274	1,564
Granite US Holdings Corporation
11.00%, 10/01/27 (i)	400	421
H&E Equipment Services, Inc.
3.88%, 12/15/28 (i)	10	9
IAA Spinco Inc.
5.50%, 06/15/27 (i)	479	466
JetBlue Airways Corporation
0.50%, 04/01/26 (c) (h)	1,539	1,127
Kaman Corporation
3.25%, 05/01/24 (c) (h)	3,049	2,838
Park Aerospace Holdings Limited
4.50%, 03/15/23 (i)	20	20
5.50%, 02/15/24 (i)	50	49
Plug Power Inc.
3.75%, 06/01/25 (c) (h)	796	1,986
Simpar Europe
5.20%, 01/26/31 (f)	200	151
Stevens Holding Co., Inc.
6.13%, 10/01/26 (i)	393	396
The Boeing Company
3.25%, 02/01/35	90	69
3.55%, 03/01/38	20	15
5.71%, 05/01/40 (l)	80	76
5.81%, 05/01/50 (l)	20	19
5.93%, 05/01/60 (l)	30	27
The Greenbrier Companies, Inc.
2.88%, 04/15/28 (c) (h)	1,119	996
TransDigm Inc.
5.50%, 11/15/27	75	70
Triumph Group, Inc.
6.25%, 09/15/24 (i)	185	175
7.75%, 08/15/25	75	64
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (i)	370	345
4.63%, 04/15/29 (i)	130	113
Virgin Galactic Holdings, Inc.
2.50%, 02/01/27 (c) (h) (i)	253	114
XPO Cnw, Inc.
6.70%, 05/01/34	120	109
XPO, Inc.
6.25%, 05/01/25 (i)	5	5
ZTO Express (Cayman) Inc.
1.50%, 09/01/27 (c) (h) (i)	839	884
		33,781
Communication Services 3.0%
Altice France Holding S.A.
5.50%, 01/15/28 (i)	200	157
Avaya Inc.
8.00%, 12/15/27 (c) (h) (i)	2,555	898
Bandwidth Inc.
0.50%, 04/01/28 (c) (h)	1,613	1,003
CCO Holdings, LLC
4.50%, 08/15/30 (i)	10	8
4.75%, 02/01/32 (i)	10	8
4.25%, 01/15/34 (i)	190	141

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Cengage Learning, Inc.
9.50%, 06/15/24 (i)	205	195
Charter Communications Operating, LLC
5.05%, 03/30/29	110	103
5.38%, 04/01/38	60	50
3.50%, 03/01/42	30	19
4.80%, 03/01/50	10	7
Cinemark Holdings, Inc.
4.50%, 08/15/25 (c) (h)	2,798	2,666
Commscope, Inc.
4.75%, 09/01/29 (i)	10	8
CSC Holdings, LLC
5.75%, 01/15/30 (i)	200	113
4.13%, 12/01/30 (i)	280	198
Dish Network Corporation
2.38%, 03/15/24 (h)	580	525
0.00%, 12/15/25 (c) (h) (k)	748	483
3.38%, 08/15/26 (c) (h)	1,399	879
fuboTV Inc.
3.25%, 02/15/26 (c) (h)	667	310
Liberty Broadband Corporation
1.25%, 09/30/50 (c) (h) (i)	1,759	1,708
2.75%, 09/30/50 (c) (h) (i)	2,071	2,039
Liberty Media Corporation
4.00%, 11/15/29 (c) (h)	1,865	635
3.75%, 02/15/30 (c) (h)	2,564	864
2.13%, 03/31/48 (c) (h) (i)	2,246	2,121
2.75%, 12/01/49 (c) (h) (i)	2,771	2,559
Lumen Technologies Inc.
8.00%, 06/01/36	370	172
Magnite, Inc.
0.25%, 03/15/26 (c) (h)	533	409
Match Group FinanceCo 2, Inc.
0.88%, 06/15/26 (c) (h) (i)	2,098	1,863
MVC Acquisition Corp.
5.75%, 08/01/28 (i)	170	143
OI S.A. - In Judicial Reorganization
10.00%, 07/27/25 (n)	400	68
Radius Global Infrastructure, Inc.
2.50%, 09/15/26 (c) (h) (i)	1,728	1,530
Sea Limited
2.38%, 12/01/25 (c) (h)	1,399	1,375
0.25%, 09/15/26 (c) (h)	1,412	1,041
Snap Inc.
0.13%, 03/01/28 (c) (h) (i)	3,537	2,398
Spotify USA Inc.
0.00%, 03/15/26 (c) (h) (k)	1,461	1,176
TechTarget, Inc.
0.00%, 12/15/26 (c) (h) (i) (k)	1,003	766
TEGNA Inc.
4.63%, 03/15/28	1,206	1,145
Telesat Canada
5.63%, 12/06/26 (i)	155	72
Tencent Holdings Limited
3.24%, 06/03/50 (f)	200	127
The Marcus Corporation
5.00%, 09/15/25 (c) (h) (i)	1,220	1,768
T-Mobile USA, Inc.
2.25%, 02/15/26	10	9
2.63%, 02/15/29	40	34
2.88%, 02/15/31	80	66
3.50%, 04/15/31	60	52
Virgin Media Secured Finance PLC
5.50%, 05/15/29 (i)	210	189
VTR Finance N.V.
6.38%, 07/15/28 (f)	250	98
		32,198
Financials 2.6%
AerCap Ireland Capital Designated Activity Company
3.30%, 01/30/32	150	117
Alpha Holding, S.A. de C.V
0.00%, 02/10/25 (a) (i) (j)	236	5
Arbor Realty Trust, Inc.
7.50%, 08/01/25 (c) (h) (i)	1,469	1,438
ASP AMC Merger Sub, Inc.
8.00%, 05/15/25 (i)	375	21
BAC Capital Trust XIV
5.17%, (3 Month USD LIBOR + 0.40%), (100, 01/26/23) (o) (p)	610	471
Banco Davivienda S.A.
6.65%, (100, 04/22/31) (f) (p)	200	154
6.65%, (100, 04/22/31) (i) (p)	200	154
Banco GNB Sudameris S.A.
7.50%, 04/16/31 (i)	150	109
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
6.63%, (100, 01/24/32) (i) (p)	250	207
7.63%, (100, 01/10/28) (i) (p)	200	187
Bank of America Corporation
6.25%, (100, 09/05/24) (p)	100	96
Barclays PLC
7.75%, (100, 09/15/23) (h) (p)	240	233
Citigroup Inc.
5.95%, (100, 05/15/25) (p)	950	869
8.13%, 07/15/39	201	248
Credit Agricole SA
7.50%, (100, 06/23/26), GBP (f) (h) (p)	240	281
8.13%, (100, 12/23/25) (h) (i) (p)	200	202
Credit Suisse Group AG
5.25%, (100, 02/11/27) (i) (p)	1,010	663
7.50%, (100, 07/17/23) (i) (p)	210	169
9.75%, (100, 06/23/27) (i) (p)	680	598
4.19%, 04/01/31 (h) (i)	250	194
9.02%, 11/15/33 (h) (i)	250	257
Credivalores - Crediservicios S.A.
8.88%, 02/07/25 (i)	200	47
Docuformas, S.A.P.I. de C.V.
10.25%, 07/24/24 (i)	200	44
European Bank for Reconstruction and Development
5.00%, 10/06/26, IDR	3,761,000	231
EZCORP, Inc.
2.88%, 07/01/24 (c) (h)	973	1,009
3.75%, 12/15/29 (c) (h) (i)	994	975
Ford Motor Credit Company LLC
4.13%, 08/17/27	200	179
2.90%, 02/10/29	200	160
Highlands Holdings Bond Issuer Limited
7.63%, 10/15/25 (i) (m) (n)	560	521
Hope Bancorp, Inc.
2.00%, 05/15/38 (c) (h)	3,382	3,298
HSBC Holdings PLC
4.58%, 06/19/29 (h)	200	184
KKR Real Estate Finance Trust Inc.
6.13%, 05/15/23 (c) (h)	581	582
LendingTree, Inc.
0.50%, 07/15/25 (c) (h)	2,077	1,509
Lloyds Banking Group PLC
7.50%, (100, 06/27/24) (h) (p)	200	195
NatWest Group PLC
4.52%, 06/25/24 (h)	200	198
Operadora de Servicios Mega SA de CV SOFOM ER.
8.25%, 02/11/25 (i)	200	100
PRA Group, Inc.
3.50%, 06/01/23 (c) (h)	3,004	2,999
PT ABM Investama Tbk.
9.50%, 08/05/26 (i)	200	178
Redwood Trust, Inc.
4.75%, 08/15/23 (c) (h)	4,298	4,222
7.75%, 06/15/27 (c) (h) (i)	898	765
Teachers Insurance & Annuity Association of America
4.90%, 09/15/44 (i)	70	64
The Goldman Sachs Group, Inc.
5.53%, (3 Month USD LIBOR + 0.77%), (100, 02/10/23) (o) (p)	8	6
6.75%, 10/01/37	120	128
5.15%, 05/22/45	280	255

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
The Vanguard Group, Inc.
3.05%, 08/22/50 (d)	250	161
Tong Yang Life Insurance Co., Ltd.
5.25%, (100, 09/22/25) (f) (p)	200	159
Two Harbors Investment Corp.
6.25%, 01/15/26 (c) (h)	1,749	1,481
UBS Group Funding (Switzerland) AG
7.00%, (100, 02/19/25) (f) (h) (p)	200	197
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R.
0.00%, (100, 01/29/25) (a) (f) (j) (l) (p)	200	1
Upstart Holdings, Inc.
0.25%, 08/15/26 (c) (h)	1,468	781
Wells Fargo & Company
5.88%, (100, 06/15/25) (p)	101	98
Zip Co Limited
0.00%, 04/23/28, AUD (f) (h) (k)	1,200	193
		27,593
Energy 1.8%
AI Candelaria (Spain), S.L.U
5.75%, 06/15/33 (i)	250	191
Apache Corporation
7.75%, 12/15/29	610	636
6.00%, 01/15/37	40	37
5.10%, 09/01/40	210	174
4.25%, 01/15/44	90	63
5.35%, 07/01/49	80	65
Cheniere Energy Partners, L.P.
3.25%, 01/31/32	50	40
Cheniere Energy, Inc.
4.63%, 10/15/28	30	27
Continental Resources, Inc.
5.75%, 01/15/31 (i)	90	84
4.90%, 06/01/44	100	74
DCP Midstream, LLC
6.45%, 11/03/36 (i)	40	39
DCP Midstream, LP
6.75%, 09/15/37 (i)	130	133
Devon Energy Corporation
8.25%, 08/01/23	150	153
5.85%, 12/15/25	20	20
5.25%, 10/15/27	32	32
5.88%, 06/15/28	39	39
4.50%, 01/15/30	26	24
7.95%, 04/15/32	30	34
5.00%, 06/15/45	150	130
Devon Financing Corporation, U.L.C.
7.88%, 09/30/31	80	90
Ecopetrol S.A.
5.38%, 06/26/26	50	47
5.88%, 05/28/45 - 11/02/51	500	346
Energy Transfer LP
6.50%, (100, 08/15/26) (p)	340	295
6.63%, (100, 02/15/28) (p)	320	234
6.75%, (100, 05/15/25) (p)	270	234
7.13%, (100, 05/15/30) (p)	400	334
6.50%, 02/01/42	60	59
6.00%, 06/15/48	20	18
Energy Transfer Operating, L.P.
6.25%, 04/15/49	20	19
Enterprise Products Operating LLC
4.15%, 10/16/28	20	19
6.13%, 10/15/39	60	61
5.95%, 02/01/41	140	140
EQT Corporation
3.13%, 05/15/26 (i)	110	101
7.00%, 02/01/30 (l) (m)	200	207
3.63%, 05/15/31 (i)	50	42
Gran Tierra Energy Inc.
7.75%, 05/23/27 (f)	200	163
7.75%, 05/23/27 (i)	200	163
Gulfport Energy Operating Corporation
8.00%, 05/17/26 (e)	6	6
Helix Energy Solutions Group, Inc.
6.75%, 02/15/26 (c) (h)	2,067	2,835
Kinder Morgan Energy Partners, L.P.
3.50%, 09/01/23	60	59
6.95%, 01/15/38	10	11
Kosmos Energy Ltd.
7.50%, 03/01/28 (f)	200	161
MC Brazil Downstream Trading S.a r.l.
7.25%, 06/30/31 (f)	400	330
MPLX LP
4.70%, 04/15/48	70	56
NGD Holdings B.V.
6.75%, 12/31/26 (f)	100	45
NGL Energy Operating LLC
7.50%, 02/01/26 (i)	340	303
Northern Oil and Gas Incorporated
8.13%, 03/01/28 (i)	60	58
Occidental Petroleum Corporation
5.55%, 03/15/26	50	50
3.20%, 08/15/26	80	74
6.13%, 01/01/31	490	496
0.00%, 10/10/36 (k)	2,110	1,061
4.63%, 06/15/45	360	292
6.60%, 03/15/46	150	154
4.40%, 04/15/46	190	150
4.10%, 02/15/47	50	38
4.20%, 03/15/48	250	191
Peabody Energy Corporation
3.25%, 03/01/28 (c) (h) (i)	2,475	3,776
Petrobras Global Finance B.V.
7.38%, 01/17/27	120	125
6.00%, 01/27/28	50	50
6.90%, 03/19/49	180	162
5.50%, 06/10/51	150	115
6.85%, 06/05/15	150	127
Petroleos del Peru - Petroperu S.A.
5.63%, 06/19/47 (f)	400	264
Petroleos Mexicanos
6.38%, 01/23/45	380	236
6.75%, 09/21/47	250	160
Plains All American Pipeline, L.P.
8.72%, (3 Month USD LIBOR + 4.11%), (100, 02/10/23) (o) (p)	90	78
6.70%, 05/15/36	50	49
PT Pertamina (Persero)
4.15%, 02/25/60 (f)	200	143
Range Resources Corporation
8.25%, 01/15/29	100	103
Sierracol Energy Andina, LLC
6.00%, 06/15/28 (f)	200	154
6.00%, 06/15/28 (i)	250	193
Southwestern Energy Company
4.75%, 02/01/32	620	529
Sunoco Logistics Partners Operations L.P.
6.85%, 02/15/40	40	38
6.10%, 02/15/42	40	37
5.40%, 10/01/47	60	51
Targa Resources Partners LP
5.50%, 03/01/30	20	19
4.88%, 02/01/31	40	36
4.00%, 01/15/32	10	8
Tecila Sociedad Anonima
8.50%, 06/27/29 (f)	50	38
7.00%, 12/15/47 (f)	350	200
Thaioil Treasury Center Company Limited
3.75%, 06/18/50 (f)	200	126
The Williams Companies, Inc.
7.50%, 01/15/31	40	43
8.75%, 03/15/32	140	165
5.75%, 06/24/44	70	67
Transcontinental Gas Pipe Line Company, LLC
7.85%, 02/01/26	70	75
Tullow Oil PLC
10.25%, 05/15/26 (i)	200	160
UEP Penonome II S.A.
6.50%, 10/01/38 (i)	185	135

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Western Midstream Operating, LP
3.35%, 02/01/25 (l) (m)	30	28
3.95%, 06/01/25	50	47
4.65%, 07/01/26	10	9
4.50%, 03/01/28	100	92
5.45%, 04/01/44	200	165
5.30%, 03/01/48	80	66
5.50%, 08/15/48	80	66
5.50%, 02/01/50 (l) (m)	610	504
Williams Partners L.P.
6.30%, 04/15/40	70	72
5.10%, 09/15/45	120	105
YPF S.A.
8.50%, 07/28/25 (i)	240	202
		19,755
Materials 1.4%
Amyris, Inc.
1.50%, 11/15/26 (c) (h)	2,062	652
Aris Mining Corporation
6.88%, 08/08/26 (f)	200	157
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (i)	300	214
Cap S.A.
3.90%, 04/27/31 (f)	200	157
Century Aluminum Company
2.75%, 05/01/28 (c) (h)	815	585
Danimer Scientific, Inc.
3.25%, 12/15/26 (c) (h) (i)	763	288
Freeport-McMoRan Inc.
4.63%, 08/01/30	20	19
Illuminate Buyer LLC
9.00%, 07/01/28 (i)	235	198
Lithium Americas Corp.
1.75%, 01/15/27 (h) (i)	1,048	839
Livent Corporation
4.13%, 07/15/25 (c) (h)	1,541	3,690
MP Materials Corp.
0.25%, 04/01/26 (c) (h) (i)	1,399	1,230
OCP S.A.
5.13%, 06/23/51 (f)	450	341
Resolute Forest Products Inc.
4.88%, 03/01/26 (i)	362	356
Turquoise Hill Resources Ltd
2.50%, 04/15/26 (c) (h) (i)	937	1,147
Unifrax Escrow Issuer Corporation
7.50%, 09/30/29 (i)	135	86
United States Steel Corporation
5.00%, 11/01/26 (c) (h)	2,015	3,967
UPL Corporation Limited
5.25%, (100, 02/27/25) (f) (p)	400	277
Vedanta Resources Finance II PLC
9.25%, 04/23/26 (i)	200	129
Vedanta Resources Limited
6.13%, 08/09/24 (f)	200	126
Vibrantz Technologies Inc.
9.00%, 02/15/30 (i)	145	110
Yamana Gold Inc.
4.63%, 12/15/27	80	75
		14,643
Real Estate 1.3%
Braemar Hotel & Resorts Inc.
4.50%, 06/01/26 (c) (h)	998	931
CTR Partnership, L.P.
3.88%, 06/30/28 (i)	30	25
Hat Holdings I LLC
0.00%, 05/01/25 (c) (h) (i) (k)	1,433	1,310
iStar Inc.
4.75%, 10/01/24	1,338	1,329
4.25%, 08/01/25	662	650
5.50%, 02/15/26	452	452
Open Doors Technology Inc.
0.25%, 08/15/26 (c) (h) (i)	2,770	1,098
Pebblebrook Hotel Trust
1.75%, 12/15/26 (c) (h)	2,647	2,167
PennyMac Corp.
5.50%, 11/01/24 - 03/15/26 (c) (h)	3,641	3,084
PT Kawasan Industri Jababeka Tbk
7.00%, 12/15/27 (i) (m)	140	84
Realogy Group LLC
0.25%, 06/15/26 (c) (h)	1,695	1,179
Redfin Corporation
0.00%, 10/15/25 (c) (h) (k)	125	73
0.50%, 04/01/27 (c) (h)	1,842	854
RKP Overseas Finance 2016 (A) Limited
7.95%, (100, 02/17/23) (f) (p)	200	92
Ronshine China Holdings Limited
6.75%, 08/05/24 (f)	200	14
StorageVault Canada Inc.
5.00%, 03/31/28, CAD (h)	167	123
Summit Hotel TRS 005, LLC
1.50%, 02/15/26 (c) (h)	645	552
Theta Capital Pte. Ltd.
6.75%, 10/31/26 (f)	200	130
Yuzhou Group Holdings Company Limited
0.00%, 05/27/25 (a) (f) (j)	200	18
Zillow Group, Inc.
2.75%, 05/15/25 (h)	23	22
1.38%, 09/01/26 (e) (h)	164	166
		14,353
Consumer Staples 0.8%
Altria Group, Inc.
4.40%, 02/14/26	21	21
2.45%, 02/04/32	10	8
5.80%, 02/14/39	80	73
5.95%, 02/14/49	10	9
6.20%, 02/14/59	161	150
Avid SPV, LLC
1.25%, 03/15/26 (c) (h) (i)	1,716	1,626
B. A. T. Capital Corporation
3.56%, 08/15/27	110	101
4.54%, 08/15/47	70	50
BRF S.A.
5.75%, 09/21/50 (f)	400	285
California Institute of Technology
3.65%, 09/01/19	90	58
Camposol SA
6.00%, 02/03/27 (f)	350	210
Coruripe Netherlands B.V.
10.00%, 02/10/27 (f)	200	161
Coty Inc.
6.50%, 04/15/26 (i)	35	34
Frigorifico Concepcion S.A.
7.70%, 07/21/28 (i)	250	202
Herbalife Nutrition Ltd.
2.63%, 03/15/24 (c) (h)	574	534
7.88%, 09/01/25 (i)	112	99
4.25%, 06/15/28 (c) (h) (i)	780	817
Kronos Acquisition Holdings Inc
7.00%, 12/31/27 (i)	330	271
Movida Europe S.A.
5.25%, 02/08/31 (f)	200	150
PECF USS Intermediate Holding III Corporation
8.00%, 11/15/29 (i)	120	78
Post Holdings, Inc.
2.50%, 08/15/27 (c) (h) (i)	575	601
Pyxus International, Inc.
10.00%, 08/24/24	97	76
The Beauty Health Company
1.25%, 10/01/26 (c) (h) (i)	1,776	1,341
The Chefs' Warehouse, Inc.
2.38%, 12/15/28 (c) (h) (i)	1,474	1,501
Treehouse Foods, Inc.
4.00%, 09/01/28	517	441
Triton Water Holdings Incorporated
6.25%, 04/01/29 (i)	140	113
United Rentals (North America), Inc.
3.88%, 11/15/27	20	18

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Wesleyan University
4.78%, 07/01/16	60	48
		9,076
Utilities 0.3%
Cameron LNG, LLC
3.30%, 01/15/35 (i)	20	16
Empresa Electrica Guacolda S.A.
4.56%, 04/30/25 (f)	250	65
Empresas Publicas de Medellin E.S.P.
4.38%, 02/15/31 (f)	350	272
Enel Finance International SA
6.00%, 10/07/39 (i)	150	137
Enfragen Energia Sur SA.
5.38%, 12/30/30 (f)	400	280
FEL Energy VI S.a r.l.
5.75%, 12/01/40 (f)	185	158
Instituto Costarricense de Electricidad
6.38%, 05/15/43 (f)	200	158
LLPL Capital Pte. Ltd.
6.88%, 02/04/39 (f)	213	186
Minejesa Capital B.V.
5.63%, 08/10/37 (f)	450	352
Pacific Gas And Electric Company
3.30%, 08/01/40	20	14
Sunnova Energy International Inc.
2.63%, 02/15/28 (c) (h) (i)	1,294	1,049
		2,687
Total Corporate Bonds And Notes (cost $322,446)		285,812
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.2%
Ace Securities Corp. Home Equity Loan Trust, Series 2006-CW1
Series 2006-A2C-CW1, REMIC, 4.67%, (1 Month USD LIBOR + 0.28%), 07/25/36 (m) (o)	2,014	1,540
AGL CLO 6 LTD
Series 2020-ER-6A, 10.74%, (3 Month USD LIBOR + 6.50%), 07/20/34 (o)	210	187
ALEN 2021-ACEN Mortgage Trust
Series 2021-E-ACEN, REMIC, 8.32%, (1 Month USD LIBOR + 4.00%), 04/17/23 (o)	819	611
AMSR 2020-SFR4 Trust
Series 2020-G2-SFR4, REMIC, 4.87%, 11/19/25	3,700	3,334
AMSR 2020-SFR5 Trust
Series 2020-G-SFR5, REMIC, 4.11%, 11/19/25	5,000	4,458
Apidos CLO XXIV
Series 2016-DR-24A, 10.04%, (3 Month USD LIBOR + 5.80%), 10/21/30 (o)	500	418
Arbor Multifamily Mortgage Securities Trust 2021-MF3
Series 2021-E-MF3, REMIC, 2.00%, 10/16/54	273	158
AREIT 2019-CRE3 Trust
Series 2019-D-CRE3, 7.09%, (1 Month Term SOFR + 2.76%), 09/15/36 (m) (o)	350	327
Bain Capital Credit CLO
Series 2021-E-4A, 9.21%, (3 Month USD LIBOR + 6.50%), 10/20/34 (o)	300	248
Bain Capital Credit CLO 2019-3, Limited
Series 2019-ER-3A, 11.38%, (3 Month USD LIBOR + 7.10%), 10/23/34 (o)	500	415
Bain Capital Credit CLO 2022-3, Limited
Series 2022-E-3A, 11.21%, (3 Month Term SOFR + 7.35%), 07/17/35 (o)	500	428
Bank 2019-BNK17
Interest Only, Series 2019-XG-BN17, REMIC, 1.50%, 04/17/52	1,978	131
Bank 2021-BNK32
Interest Only, Series 2021-XA-BN32, REMIC, 0.78%, 04/17/54 (o)	1,116	48
Barings CLO Ltd 2018-III
Series 2018-E-3A, 9.99%, (3 Month USD LIBOR + 5.75%), 07/20/29 (o)	500	416
BBCMS Trust 2018-CBM
Series 2018-E-CBM, REMIC, 7.87%, (1 Month USD LIBOR + 3.55%), 07/15/37 (m) (o)	470	440
Benchmark 2018-B4 Mortgage Trust
Series 2018-D-B4, REMIC, 2.80%, 07/17/28 (o)	377	263
Benchmark 2019-B14 Mortgage Trust
Interest Only, Series 2019-XA-B14, REMIC, 0.78%, 12/15/62 (o)	17,458	551
Benchmark 2020-B18 Mortgage Trust
Series 2020-AGNE-B18, REMIC, 3.76%, 08/15/25	343	285
Benchmark 2021-B31 Mortgage Trust
Series 2021-E-B31, REMIC, 2.25%, 12/17/54	617	303
BHP Trust 2019-BXHP
Series 2019-E-BXHP, REMIC, 6.89%, (1 Month USD LIBOR + 2.57%), 08/15/36 (o)	132	123
BRAVO Residential Funding Trust 2022-RPL1
Series 2022-A-R1, 3.13%, 01/29/25	319	283
BSREP Commercial Mortgage Trust 2021-DC
Series 2021-G-DC, REMIC, 8.17%, (1 Month USD LIBOR + 3.85%), 08/15/23 (o)	350	297
BX Commercial Mortgage Trust 2019-IMC
Series 2019-G-IMC, REMIC, 7.92%, (1 Month USD LIBOR + 3.60%), 04/17/34 (o)	481	447
BX Trust 2017-APPL
Series 2017-F-APPL, REMIC, 8.57%, (1 Month USD LIBOR + 4.25%), 07/15/34 (m) (o)	330	325
BX Trust 2019-OC11
Series 2019-E-OC11, REMIC, 3.94%, 12/11/29 (o)	252	190
BX Trust 2021-ARIA
Series 2021-G-ARIA, REMIC, 7.46%, (1 Month USD LIBOR + 3.14%), 10/16/23 (o)	260	230
Canyon Capital CLO 2014-1 Ltd
Series 2014-DR-1A, 9.91%, (3 Month USD LIBOR + 5.50%), 01/30/31 (o)	700	506
Carlyle Global Market Strategies CLO 2014-2-R Limited
Series 2014-D-2RA, 9.96%, (3 Month USD LIBOR + 5.35%), 05/15/31 (o)	1,000	799
Carlyle US CLO 2020-2, Ltd.
Series 2020-DR-2A, 11.06%, (3 Month USD LIBOR + 6.70%), 01/25/35 (o)	1,500	1,323
Cascade MH Asset Trust 2019-MH1
Series 2019-M-MH1, REMIC, 5.99%, 10/25/24	4,100	3,739
Castlelake Aircraft Securitization Trust 2018-1
Series 2018-C-1, 6.63%, 06/15/25 (m)	1,290	591
CF 2019-CF2 Mortgage Trust
Interest Only, Series 2019-XG-CF2, REMIC, 0.94%, 11/18/52 (o)	3,080	143
Chenango Park CLO, Ltd
Series 2018-D-1A, 9.88%, (3 Month USD LIBOR + 5.80%), 04/15/30 (o)	1,000	797
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-2A
Series 2004-B1-2A, REMIC, 3.93%, 05/25/35 (o)	204	159
CHL Mortgage Pass-Through Trust 2007-13
Series 2007-A1-13, REMIC, 6.00%, 08/25/37	976	518
CIFC Funding 2021-I Ltd
Series 2021-E-1A, 10.36%, (3 Month USD LIBOR + 6.00%), 04/25/33 (o)	500	454
Citigroup Commercial Mortgage Trust 2015-GC27
Series 2015-D-GC27, REMIC, 4.42%, 01/10/25 (o)	291	255
Citigroup Commercial Mortgage Trust 2018-B2
Interest Only, Series 2018-XF-B2, REMIC, 1.42%, 03/10/51 (o)	2,522	145
Citigroup Commercial Mortgage Trust 2018-TBR
Series 2018-F-TBR, REMIC, 7.97%, (1 Month USD LIBOR + 3.65%), 12/15/36 (o)	524	489
Citigroup Commercial Mortgage Trust 2020-555
Series 2020-G-555, REMIC, 3.62%, 12/12/29 (o)	500	323
Citigroup Mortgage Loan Trust Series 2007 AHL3
Series 2007-A3A-AHL3, REMIC, 4.45%, (1 Month USD LIBOR + 0.06%), 07/25/45 (m) (o)	2,548	1,809
Clas 2019-1 Limited
Series 2019-E-1A, 0.00%, 04/15/39 (d) (o)	1,000	70

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Cologix Data Centers US Issuer LLC
Series 2021-C-1A, 5.99%, 12/28/26	1,500	1,250
COMM 2018-HCLV Mortgage Trust
Series 2018-D-HCLV, REMIC, 6.49%, (1 Month USD LIBOR + 2.28%), 09/15/33 (o)	1,000	858
Conseco Finance Corp.
Series 1996-M1-4, REMIC, 7.75%, 06/15/27	99	98
CSAIL 2016-C5 Commercial Mortgage Trust
Series 2016-C-C5, REMIC, 4.64%, 11/18/25 (o)	344	308
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-D-C6, REMIC, 4.92%, 05/15/26 (o)	1,000	776
CSMC 2016-NXSR Commercial Mortgage Trust
Series 2019-B-RIO, REMIC, 11.33%, (1 Month USD LIBOR + 7.00%), 02/15/23 (o)	555	544
CSMC 2021-B33
Series 2021-C-B33, REMIC, 3.64%, 10/10/31 (o)	338	257
CWABS Asset-Backed Certificates Trust 2006-12
Series 2006-1A-12, REMIC, 4.65%, (1 Month USD LIBOR + 0.26%), 12/25/36 (m) (o)	252	220
CWABS, Inc.
Series 2003-3A-2, REMIC, 4.89%, (1 Month USD LIBOR + 0.50%), 08/26/33 (m) (o)	79	76
DOLP Trust 2021-NYC
Series 2021-F-NYC, REMIC, 3.70%, 05/12/31	375	212
Series 2021-G-NYC, REMIC, 3.70%, 05/12/31	375	196
Dryden 40 Senior Loan Fund
Series 2015-ER-40A, 10.36%, (3 Month USD LIBOR + 5.75%), 08/15/31 (i) (o)	500	397
Dryden 95 CLO Ltd
Series 2021-SUB-95A, 0.00%, 08/21/34 (o)	520	374
Elmwood CLO II Ltd
Series 2019-SUB-2A, 0.00%, 04/21/31 (o)	650	499
Elmwood CLO IX Ltd
Series 2021-E-2A, 10.19%, (3 Month USD LIBOR + 5.95%), 07/20/34 (o)	500	454
Fountainbleu Miami Beach Trust
Series 2019-H-FBLU, REMIC, 3.96%, 12/12/24 (o)	99	87
FREMF 2018-KF56 Mortgage Trust
Series 2018-C-KF56, REMIC, 9.94%, (1 Month USD LIBOR + 5.80%), 11/25/28 (o)	376	342
Galaxy XIX CLO, Ltd.
Series 2015-D1R-19A, 10.85%, (3 Month USD LIBOR + 6.53%), 07/24/30 (o)	500	411
Gilbert Park CLO, Ltd.
Series 2017-E-1A, 10.48%, (3 Month USD LIBOR + 6.40%), 10/15/30 (o)	500	415
GoldenTree Loan Management US CLO 8, Ltd.
Series 2020-FR-8A, 12.29%, (3 Month USD LIBOR + 8.05%), 10/20/34 (o)	300	249
GreenPoint Mortgage Funding, Inc.
Series 2005-2A1-AR5, REMIC, 4.95%, (1 Month USD LIBOR + 0.56%), 11/25/45 (m) (o)	364	256
GS Mortgage Securities Corp Trust 2018-SRP5
Series 2018-C-SRP5, REMIC, 8.57%, (1 Month USD LIBOR + 4.25%), 09/15/31 (m) (o)	653	261
GS Mortgage Securities Corporation Trust 2021-ARDN
Series 2021-H-ARDN, REMIC, 10.25%, (1 Month USD LIBOR + 5.93%), 11/15/23 (o)	500	443
GS Mortgage Securities Corporation Trust 2021-IP
Series 2021-F-IP, REMIC, 8.87%, (1 Month USD LIBOR + 4.55%), 10/15/36 (o)	500	465
GS Mortgage Securities Trust 2014-GC26
Series 2014-D-GC26, REMIC, 4.52%, 11/13/47 (o)	346	223
GS Mortgage Securities Trust 2015-GC28
Series 2015-D-GC28, REMIC, 4.31%, 02/12/48 (o)	800	697
GS Mortgage Securities Trust 2018-GS9
Series 2018-D-GS9, REMIC, 3.00%, 03/10/28	1,000	676
GS Mortgage Securities Trust 2021-GSA3
Interest Only, Series 2021-XF-GSA3, REMIC, 1.41%, 12/17/54 (o)	3,608	303
GSAA Home Equity Trust 2007-9
Series 2007-A2A-9, REMIC, 6.50%, 10/25/37	1,643	979
Hawaii Hotel Trust 2019-MAUI
Series 2019-F-MAUI, REMIC, 7.07%, (1 Month USD LIBOR + 2.75%), 05/17/38 (m) (o)	493	468
Hayfin US XII Ltd
Series 2021-E-14A, 11.42%, (3 Month USD LIBOR + 7.18%), 07/20/34 (o)	490	450
Homeward Opportunities Fund Trust 2020-BPL1
Series 2020-A2-BPL1, 5.44%, 08/25/23 (m)	1,421	1,418
Horizon Aircraft Finance I Limited
Series 2018-C-1, 6.66%, 12/15/25	1,034	438
HPS Loan Management 13-2018 Ltd
Series 13A-E-18, 9.58%, (3 Month USD LIBOR + 5.50%), 10/15/30 (o)	900	733
HPS Loan Management 2013-2, Ltd.
Series 2013-DR-2A, 10.84%, (3 Month USD LIBOR + 6.60%), 10/22/29 (o)	1,000	803
HPS Loan Management 4-2014, Ltd.
Series 6A-DR-2015, 9.63%, (3 Month USD LIBOR + 5.10%), 02/05/31 (i) (o)	1,000	813
IndyMac ABS, Inc.
Series 2005-M2-C, REMIC, 5.14%, (1 Month USD LIBOR + 0.75%), 10/25/35 (m) (o)	235	222
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2019-C-UES, REMIC, 4.34%, 05/07/24	83	77
Series 2019-D-UES, REMIC, 4.45%, 05/07/24 (o)	85	78
Series 2019-E-UES, REMIC, 4.45%, 05/07/24 (o)	99	90
Series 2019-F-UES, REMIC, 4.45%, 05/07/24 (o)	104	95
Series 2019-G-UES, REMIC, 4.45%, 05/07/24 (o)	114	102
Series 2011-E-C3, REMIC, 5.53%, 02/16/46 (o)	334	122
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2021-F-HTL5, 8.58%, (1 Month USD LIBOR + 4.27%), 11/15/23 (o)	140	127
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Interest Only, Series 2019-XG-MFP, REMIC, 0.50%, 07/15/36 (o)	347	3
Series 2019-F-MFP, REMIC, 7.32%, (1 Month USD LIBOR + 3.00%), 07/15/36 (o)	582	533
Series 2019-G-MFP, REMIC, 8.37%, (1 Month USD LIBOR + 4.05%), 07/15/36 (o)	347	315
J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-NYAH
Series 2021-F-NYAH, REMIC, 6.07%, 06/15/38 (o)	136	127
JPMBB Commercial Mortgage Securities Trust 2014-C23
Series 2014-E-C23, REMIC, 3.36%, 10/18/24 (o)	650	536
JPMBB Commercial Mortgage Securities Trust 2014-C24
Interest Only, Series 2014-XA-C24, REMIC, 0.86%, 11/18/47 (o)	10,054	108
JPMBB Commercial Mortgage Securities Trust 2014-C26
Series 2014-D-C26, REMIC, 3.87%, 12/17/24 (o)	348	290
JPMBB Commercial Mortgage Securities Trust 2015-C31
Interest Only, Series 2015-XA-C32, REMIC, 1.11%, 11/18/48 (o)	20,246	356
Keycorp Student Loan Trust 200
Series 2005-2C-A, 6.02%, (3 Month USD LIBOR + 1.30%), 12/27/38 (o)	349	326
LCM XVII Limited Partnership
Series ER-17A, 10.08%, (3 Month USD LIBOR + 6.00%), 10/15/31 (o)	500	367
LCM XX Limited Partnership
Series ER-20A, 9.69%, (3 Month USD LIBOR + 5.45%), 10/20/27 (o)	500	448

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Legacy Mortgage Asset Trust 2019-GS7
Series 2019-A2-GS7, REMIC, 4.50%, 11/25/59 (m)	4,153	3,803
Lehman Mortgage Trust 2006-5
Series 2006-1A6-5, REMIC, 4.89%, (1 Month USD LIBOR + 0.50%), 09/25/36 (o)	689	288
Lehman Mortgage Trust 2007-2
Interest Only, Series 2007-2A13-2, REMIC, 2.30%, (6.69% - (1 Month USD LIBOR * 1)), 03/25/37 (o)	10,859	1,190
Series 2007-2A1-2, REMIC, 4.70%, (1 Month USD LIBOR + 0.31%), 03/25/37 (o)	10,755	2,161
Madison Park Funding XIV, Ltd.
Series 2014-ER-14A, 10.12%, (3 Month USD LIBOR + 5.80%), 10/22/30 (o)	500	431
Madison Park Funding XLV Ltd
Series 2020-ER-45A, 10.43%, (3 Month USD LIBOR + 6.35%), 07/17/34 (o)	500	455
Madison Park Funding XLVIII Ltd
Series 2021-E-48A, 10.48%, (3 Month USD LIBOR + 6.25%), 04/19/33 (o)	1,000	920
Madison Park Funding XXII Ltd
Series 2016-ER-22A, 10.78%, (3 Month USD LIBOR + 6.70%), 01/15/33 (o)	500	435
Madison Park Funding XXVI, Ltd.
Series 2017-ER-26A, 10.91%, (3 Month USD LIBOR + 6.50%), 07/29/30 (o)	500	452
MED Trust 2021-MDLN
Series 2021-G-MDLN, REMIC, 9.57%, (1 Month USD LIBOR + 5.25%), 11/15/23 (o)	550	497
Milos CLO, Ltd.
Series 2017-ER-1A, 10.39%, (3 Month USD LIBOR + 6.15%), 10/21/30 (o)	500	433
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31
Series 2016-D-C31, REMIC, 3.00%, 10/19/26	569	380
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34
Series 2017-D-C34, REMIC, 2.70%, 10/15/27	350	241
Morgan Stanley Capital I Trust 2016-UBS11
Interest Only, Series 2016-XA-UB11, REMIC, 1.44%, 08/17/49 (o)	15,383	637
Morgan Stanley Capital I Trust 2018-H4
Series 2018-D-H4, REMIC, 3.00%, 12/15/28	550	366
Morgan Stanley Mortgage Loan Trust 2006-13ARX
Series 2006-A1-13AX, REMIC, 4.57%, (1 Month USD LIBOR + 0.18%), 10/25/36 (m) (o)	4,350	1,329
Mosaic Solar Loan Trust 2020-1
Series 2020-R-1A, 0.00%, 04/20/46	543	448
Myers Park CLO, Ltd.
Series 2018-E-1A, 9.74%, (3 Month USD LIBOR + 5.50%), 10/21/30 (o)	1,000	858
Natixis Commercial Mortgage Securities Trust 2019-FAME
Series 2019-D-FAME, REMIC, 4.54%, 08/15/24 (o)	420	366
Navient Private Education Loan Trust 2020-A
Series 2020-B-A, 3.16%, 11/15/68	200	166
Navigator Aircraft ABS Ltd
Series 2021-B-1, 3.57%, 11/15/28 (m)	279	201
Neuberger Berman Loan Advisers CLO 37 Ltd
Series 2020-ER-37A, 9.99%, (3 Month USD LIBOR + 5.75%), 07/21/31 (o)	500	464
Neuberger Berman Loan Advisers CLO 44, Ltd.
Series 2021-E-44A, 10.08%, (3 Month USD LIBOR + 6.00%), 10/16/34 (o)	940	827
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR4
Series 2006-5A1-AR1, REMIC, 4.93%, (1 Month USD LIBOR + 0.54%), 02/25/36 (m) (o)	6,915	959
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2006-WF1
Series 2006-A5-WF1, REMIC, 6.26%, 06/25/36 (m)	2,998	825
NovaStar Mortgage Funding Trust, Series 2006-3
Series 2006-A2C-3, REMIC, 4.71%, (1 Month USD LIBOR + 0.32%), 10/25/36 (m) (o)	3,545	1,819
Octagon 57 Ltd
Series 2021-E-1A, 10.68%, (3 Month USD LIBOR + 6.60%), 10/16/34 (o)	1,500	1,348
Octagon Investment Partners 20-R, Ltd.
Series 2019-E-4A, 11.45%, (3 Month USD LIBOR + 6.80%), 05/12/31 (o)	500	415
Octagon Investment Partners 40 Ltd.
Series 2019-ER-1A, 11.24%, (3 Month USD LIBOR + 7.00%), 01/20/35 (o)	1,000	889
Octagon Investment Partners XVI, Ltd.
Series 2013-ER-1A, 9.83%, (3 Month USD LIBOR + 5.75%), 07/17/30 (o)	500	402
Series 2013-SUB-1A, REMIC, 0.00%, 07/17/30 (i) (o)	1,500	244
OHA Credit Funding 3 Ltd.
Series 2019-ER-3A, 10.49%, (3 Month USD LIBOR + 6.25%), 07/02/35 (o)	1,000	905
Pagaya AI Debt Selection Trust 2021-5
Series 2021-CERT-5, 0.00%, 08/15/29	750	613
Palmer Square Loan Funding 2022-3 Ltd
Series 2022-C-3A, 9.54%, (3 Month Term SOFR + 5.40%), 11/15/23 (o)	250	242
Peace Park CLO Ltd
Series 2021-E-1A, 8.71%, (3 Month USD LIBOR + 6.00%), 10/20/34 (o)	360	315
Pioneer Aircraft Finance Limited
Series 2019-C-1, 6.90%, 06/15/26	1,040	479
PRKCM 2022-AFC2 Trust
Series 2022-M1-AFC2, REMIC, 6.23%, 08/25/26 (o)	2,000	1,809
Progress Residential 2021-SFR2 Trust
Series 2021-G-SFR2, REMIC, 4.25%, 04/17/26	4,000	3,398
Progress Residential 2021-SFR9 Trust
Series 2021-F-SFR9, REMIC, 4.05%, 11/17/28	5,000	3,950
PRPM 2022-5, LLC
Series 2022-A1-5, REMIC, 6.90%, 09/25/25 (m)	3,460	3,334
RAMP Series 2006-RZ3 Trust
Series 2006-M1-RZ3, REMIC, 4.91%, (1 Month USD LIBOR + 0.53%), 08/25/36 (m) (o)	175	166
RBSSP Resecuritization Trust 2010-4
Series 2010-6A2-4, REMIC, 5.83%, 02/26/36 (m)	183	174
Reese Park CLO, Ltd.
Series 2020-ER-1A, 10.58%, (3 Month USD LIBOR + 6.50%), 10/16/34 (o)	500	407
Rockland Park Limited
Series 2021-E-1A, 10.49%, (3 Month USD LIBOR + 6.25%), 04/20/34 (o)	500	442
RR 18 Ltd
Series 2021-D-18A, 8.76%, (3 Month USD LIBOR + 6.25%), 10/16/34 (o)	360	322
SG Residential Mortgage Trust 2021-2
Series 2021-B2-2, REMIC, 4.04%, 10/25/23 (o)	4,191	2,429
SMB Private Education Loan Trust 2021-A
Series 2021-R-A, 0.00%, 01/15/53	—	1,072
Series 2021-D2-A, 3.86%, 01/15/53	290	267
SMR 2022-IND Mortgage Trust
Series 2022-F-IND, REMIC, 10.34%, (1 Month Term SOFR + 6.00%), 02/15/24 (o)	123	115
Series 2022-G-IND, REMIC, 11.84%, (1 Month Term SOFR + 7.50%), 02/15/24 (o)	965	898
SoFi Professional Loan Program 2016-F LLC
Series 2016-R-F, 0.00%, 02/27/40 (o) (q)	100	507
SoFi Professional Loan Program 2018-A LLC
Series 2018-R1-A, 0.00%, 02/25/42 (i) (q)	21	376
Series 2018-R2-A, 0.00%, 02/25/42 (q)	6	111
SoFi Professional Loan Program 2018-C Trust
Series 2018-R1-C, REMIC, 0.00%, 01/25/48 (q)	50	702
Sound Point CLO XXIII
Series 2019-ER-2A, 10.55%, (3 Month USD LIBOR + 6.47%), 07/17/34 (o)	500	398

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Sound Point CLO XXXII Ltd
Series 2021-E-4A, 11.06%, (3 Month USD LIBOR + 6.70%), 10/25/34 (o)	500	393
Spruce Hill Mortgage Loan Trust 2020-SH1
Series 2020-B2-SH1, REMIC, 4.68%, 02/29/24 (o)	1,200	985
SREIT Commercial Mortgage Trust 2021-MFP2
Series 2021-J-MFP2, REMIC, 8.23%, (1 Month USD LIBOR + 3.92%), 11/16/26 (o)	400	369
Starwood Mortgage Residential Trust 2021-4
Series 2021-B2-4, REMIC, 3.96%, 08/25/56 (o)	3,767	2,310
Structured Adjustable Rate Mortgage Loan Trust 2005-3XS
Series 2004-2A2-19, REMIC, 3.91%, 01/25/35 (o)	1,276	1,108
THL Credit Wind River 2014-3 CLO Ltd
Series 2014-ER2-3A, 10.54%, (3 Month USD LIBOR + 6.22%), 10/22/31 (o)	500	383
THL Credit Wind River 2018-2 CLO Ltd.
Series 2018-E-2A, 9.83%, (3 Month USD LIBOR + 5.75%), 07/15/30 (o)	500	409
THL Credit Wind River 2018-3 CLO Ltd.
Series 2018-D-3A, 7.19%, (3 Month USD LIBOR + 2.95%), 01/21/31 (o)	1,000	857
Tricon American Homes 2020-SFR1 Trust
Series 2020-F-SFR1, REMIC, 4.88%, 07/17/26	5,000	4,575
TSTAT 2022-2 Ltd
Series 2022-C-2A, 9.19%, (SOFR 90-Day Average + 4.80%), 01/21/31 (o)	250	245
TTAN 2021-MHC
Series 2021-G-MHC, REMIC, 8.52%, (1 Month USD LIBOR + 4.20%), 03/15/24 (o)	493	455
TVC Mortgage Trust 2020-RTL1
Series 2020-M-RTL1, REMIC, 5.19%, 09/25/24 (m)	2,400	2,304
UBS Commercial Mortgage Trust 2018-C9
Series 2018-C-C9, REMIC, 4.95%, 03/17/28 (o)	353	295
Unity-Peace Park CLO Ltd
Series 2022-E-1A, 11.14%, (3 Month Term SOFR + 7.18%), 04/20/35 (o)	500	440
Upstart Pass-Through Trust Series 2021-ST9
Series 2021-CERT-ST9, 0.00%, 11/20/29	1,500	406
Velocity Commercial Capital Loan Trust 2018-2
Series 2018-M4-2, REMIC, 5.32%, 03/25/26	264	219
Series 2018-M5-2, REMIC, 6.36%, 06/25/26	150	121
Series 2018-M6-2, REMIC, 7.05%, 08/25/27	348	275
Velocity Commercial Capital Loan Trust 2019-1
Series 2019-M4-1, REMIC, 4.61%, 03/25/27 (o)	454	399
Series 2019-M5-1, REMIC, 5.70%, 08/25/27 (o)	246	220
Series 2019-M6-1, REMIC, 6.79%, 08/25/28 (o)	424	358
Velocity Commercial Capital Loan Trust 2020-2
Series 2020-A2-2, REMIC, 5.00%, 12/25/25 (o)	1,800	1,731
Volt XCII, LLC
Series 2021-A2-NPL1, 4.95%, 01/25/24 (m)	2,000	1,511
Voya CLO Ltd
Series 2019-E-2A, 10.84%, (3 Month USD LIBOR + 6.60%), 07/20/32 (o)	500	442
Wells Fargo & Company
Series 2016-D-C33, REMIC, 3.12%, 03/17/26	470	371
Series 2016-C-C34, REMIC, 5.06%, 04/17/26 (o)	838	738
Wells Fargo Commercial Mortgage Trust 2015-NXS4
Series 2015-D-NXS4, REMIC, 3.69%, 11/18/25 (o)	293	250
Wells Fargo Commercial Mortgage Trust 2017-RC1
Series 2017-D-RC1, REMIC, 3.25%, 03/17/27	484	349
Willis Engine Structured Trust IV
Series 2018-A-A, 4.75%, 09/15/26 (i) (m)	748	587
Total Non-U.S. Government Agency Asset-Backed Securities (cost $152,259)		121,132
GOVERNMENT AND AGENCY OBLIGATIONS 9.2%
U.S. Treasury Note 2.3%
Treasury, United States Department of
0.50%, 04/30/27 (c)	750	646
4.13%, 10/31/27 (c)	8,600	8,630
4.13%, 11/15/32	15,600	15,912
		25,188
U.S. Treasury Bond 2.3%
Treasury, United States Department of
1.13%, 08/15/40	610	379
2.25%, 05/15/41 - 08/15/49	1,300	958
1.75%, 08/15/41	3,280	2,246
2.00%, 11/15/41 - 08/15/51	3,790	2,628
3.63%, 08/15/43	30	28
3.00%, 05/15/45	1,480	1,219
2.88%, 05/15/49	260	209
1.25%, 05/15/50 (c)	4,520	2,437
1.38%, 08/15/50	560	312
1.63%, 11/15/50	1,190	710
1.88%, 02/15/51 - 11/15/51	10,873	6,912
2.38%, 05/15/51	90	65
4.00%, 11/15/52	6,730	6,760
		24,863
Sovereign 2.0%
Cabinet of Ministers of Ukraine
0.00%, 03/15/35 (a) (f) (j)	300	57
Commonwealth of Australia
2.75%, 05/21/41, AUD (f)	560	303
3.00%, 03/21/47, AUD (f)	2,010	1,085
Gabon, Government of
7.00%, 11/24/31 (i)	350	287
Gobierno de la Provincia de Buenos Aires
5.25%, 09/01/37 (i) (m)	925	323
Gobierno Federal de los Estados Unidos Mexicanos
7.75%, 11/13/42, MXN	64,330	2,901
8.00%, 11/07/47, MXN	22,050	1,010
4.40%, 02/12/52	300	221
Government of the Republic of Panama
3.87%, 07/23/60	200	130
Kenya, Government of
7.25%, 02/28/28 (f)	240	210
Ministry of Finance of the Russian Federation
0.00%, 02/03/27 - 03/16/39, RUB (a) (f) (j) (q)	420,829	1,541
Nigeria, Federal Government of
6.13%, 09/28/28 (f)	200	154
Presidence de la Republique de Cote d'Ivoire
4.88%, 01/30/32, EUR (i)	290	243
6.13%, 06/15/33 (i)	200	178
Presidencia Da Republica Federativa Do Brasil
10.00%, 01/01/27, BRL	601	105
5.00%, 01/27/45	830	616
4.75%, 01/14/50 (l)	500	349
Presidencia De La Nacion
1.00%, 07/09/29	95	26
0.50%, 07/09/30 (m)	599	165
3.88%, 01/09/38 (m)	308	98
Presidencia de la Republica de Colombia
4.13%, 02/22/42	200	125
5.00%, 06/15/45	200	137
Presidencia de la Republica Dominicana
5.30%, 01/21/41 (f)	150	116
6.40%, 06/05/49 (i)	200	162
5.88%, 01/30/60 (i)	210	154
South Africa, Parliament of
5.65%, 09/27/47	350	257
The Arab Republic of Egypt
5.25%, 10/06/25 (f)	230	206
The Central People's Government of the People's Republic of China
3.38%, 11/21/24, CNH	500	73
3.31%, 11/30/25, CNY	2,000	293
3.48%, 06/29/27, CNH	4,000	591
4.29%, 05/22/29, CNH	1,000	155
The Republic of Indonesia, The Government of
8.38%, 09/15/26 - 04/15/39, IDR	24,235,000	1,706
7.00%, 05/15/27 - 02/15/33, IDR	37,322,000	2,432
8.25%, 05/15/29 - 05/15/36, IDR	18,764,000	1,299
6.50%, 02/15/31, IDR	21,167,000	1,325

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
7.38%, 05/15/48, IDR	30,000	2
Urzad Rady Ministrow
1.75%, 04/25/32, PLN	15,280	2,289
		21,324
Collateralized Mortgage Obligations 1.7%
Connecticut Avenue Securities Trust 2021-R01
Series 2022-1B2-R01, REMIC, 9.93%, (SOFR 30-Day Average + 6.00%), 12/26/41 (o)	1,250	1,069
Connecticut Avenue Securities Trust 2022-R03
Series 2022-1B2-R03, REMIC, 13.78%, (SOFR 30-Day Average + 9.85%), 03/25/42 (o)	1,000	982
Federal Home Loan Mortgage Corporation
Series SW-4170, REMIC, 0.18%, (4.05% - (1 Month USD LIBOR * 1)), 01/15/33 (o)	636	540
Series 2021-B1-DNA5, REMIC, 6.98%, (SOFR 30-Day Average + 3.05%), 01/25/34 (o)	250	228
Interest Only, Series SG-3972, REMIC, 1.58%, (5.90% - (1 Month USD LIBOR * 1)), 12/15/41 (o)	3,773	337
Series MS-4096, REMIC, 0.22%, (2.57% - (1 Month USD LIBOR * 0.57)), 08/15/42 (o)	129	71
Series SB-4118, REMIC, 0.16%, (2.63% - (1 Month USD LIBOR * 0.57)), 10/15/42 (o)	77	39
Series SJ-4141, REMIC, 0.00%, (4.80% - (1 Month USD LIBOR * 1.5)), 12/15/42 (o)	92	43
Series ST-4666, REMIC, 0.41%, (7.00% - (1 Month USD LIBOR * 1.75)), 12/15/42 (o)	119	91
Series 2019-B1-DNA3, REMIC, 7.64%, (1 Month USD LIBOR + 3.25%), 07/26/49 (o)	1,400	1,401
Series 2020-B1-DNA3, REMIC, 9.49%, (1 Month USD LIBOR + 5.10%), 06/27/50 (o)	199	207
Interest Only, Series TI-5057, REMIC, 3.00%, 11/25/50	3,788	600
Series 2020-B1-DNA6, REMIC, 6.93%, (SOFR 30-Day Average + 3.00%), 12/27/50 (o)	250	235
Federal National Mortgage Association, Inc.
Series 2019-1B1-R05, REMIC, 8.49%, (1 Month USD LIBOR + 4.10%), 07/25/39 (o)	110	112
Series 2020-1M2-R01, REMIC, 6.44%, (1 Month USD LIBOR + 2.05%), 01/25/40 (o)	116	115
Series 2012-GS-125, REMIC, 0.27%, (2.63% - (1 Month USD LIBOR * 0.57)), 11/25/42 (o)	811	466
Series 2015-HZ-23, REMIC, 3.00%, 04/25/45	315	280
Interest Only, Series 2018-SA-54, REMIC, 1.86%, (6.25% - (1 Month USD LIBOR * 1)), 08/25/48 (o)	2,931	253
Interest Only, Series 2020-AS-54, REMIC, 1.76%, (6.15% - (1 Month USD LIBOR * 1)), 08/25/50 (o)	2,605	304
Interest Only, Series 2020-SA-74, REMIC, 0.17%, (4.10% - (SOFR 30-Day Average * 1)), 10/25/50 (o)	5,816	316
Interest Only, Series 2020-SA-77, REMIC, 0.58%, (4.10% - (SOFR 30-Day Average * 1)), 11/25/50 (o)	7,749	430
Interest Only, Series 2020-SB-77, REMIC, 0.58%, (4.10% - (SOFR 30-Day Average * 1)), 11/25/50 (o)	5,491	304
Interest Only, Series 2021-S-82, REMIC, 0.23%, (3.75% - (SOFR 30-Day Average * 1)), 01/25/51 (o)	7,607	242
Interest Only, Series 2021-WI-56, REMIC, 2.50%, 09/25/51	4,848	591
Freddie Mac MSCR Trust MN1
Series 2021-M2-MN1, REMIC, 7.68%, (SOFR 30-Day Average + 3.75%), 01/25/51 (o)	500	446
Government National Mortgage Association
Interest Only, Series 2013-SA-195, REMIC, 0.00%, 01/20/42 (o)	4,856	105
Interest Only, Series 2018-HS-97, REMIC, 1.85%, (6.20% - (1 Month USD LIBOR * 1)), 07/20/48 (o)	227	22
Interest Only, Series 2018-SD-91, REMIC, 1.85%, (6.20% - (1 Month USD LIBOR * 1)), 07/20/48 (o)	1,705	156
Interest Only, Series 2018-SA-111, REMIC, 0.20%, (4.55% - (1 Month USD LIBOR * 1)), 08/20/48 (o)	2,659	109
Interest Only, Series 2018-SH-105, REMIC, 1.90%, (6.25% - (1 Month USD LIBOR * 1)), 08/20/48 (o)	1,599	149
Interest Only, Series 2018-SK-124, REMIC, 1.85%, (6.20% - (1 Month USD LIBOR * 1)), 09/20/48 (o)	2,080	195
Interest Only, Series 2018-SA-166, REMIC, 1.80%, (6.15% - (1 Month USD LIBOR * 1)), 12/20/48 (o)	1,883	168
Interest Only, Series 2019-SH-92, REMIC, 1.75%, (6.10% - (1 Month USD LIBOR * 1)), 07/20/49 (o)	1,782	155
Interest Only, Series 2020-SA-115, REMIC, 0.00%, (4.20% - (1 Month USD LIBOR * 1)), 08/20/50 (o)	4,447	216
Interest Only, Series 2020-SC-115, REMIC, 0.00%, (4.20% - (1 Month USD LIBOR * 1)), 08/20/50 (o)	4,576	208
Interest Only, Series 2020-BS-112, REMIC, 1.90%, (6.25% - (1 Month USD LIBOR * 1)), 08/20/50 (o)	3,723	407
Interest Only, Series 2020-SH-146, REMIC, 1.95%, (6.30% - (1 Month USD LIBOR * 1)), 10/20/50 (o)	2,706	341
Interest Only, Series 2020-SD-167, REMIC, 1.95%, (6.30% - (1 Month USD LIBOR * 1)), 11/20/50 (o)	2,873	365
Interest Only, Series 2020-KI-175, REMIC, 2.50%, 11/20/50	6,156	830
Interest Only, Series 2020-SU-189, REMIC, 1.95%, (6.30% - (1 Month USD LIBOR * 1)), 12/20/50 (o)	2,622	338
Interest Only, Series 2021-SA-97, REMIC, 0.00%, (2.60% - (SOFR 30-Day Average * 1)), 06/20/51 (o)	10,324	138
Interest Only, Series 2021-SB-107, REMIC, 0.00%, (3.10% - (SOFR 30-Day Average * 1)), 06/20/51 (o)	7,109	162
Interest Only, Series 2021-SB-97, REMIC, 0.00%, (3.75% - (1 Month USD LIBOR * 1)), 06/20/51 (o)	4,119	148
Interest Only, Series 2021-IP-160, REMIC, 2.50%, 06/20/51	4,649	544
Interest Only, Series 2021-SL-196, REMIC, 0.00%, (2.65% - (SOFR 30-Day Average * 1)), 11/20/51 (o)	17,419	125
Interest Only, Series 2021-SC-221, REMIC, 0.00%, (3.80% - (SOFR 30-Day Average * 1)), 12/20/51 (o)	10,568	192
Interest Only, Series 2021-SN-213, REMIC, 0.00%, (3.20% - (SOFR 30-Day Average * 1)), 12/20/51 (o)	9,208	213
Interest Only, Series 2020-HI-H11, REMIC, 0.17%, 06/19/70 (o)	5,597	389
Interest Only, Series 2020-AI-H18, REMIC, 0.39%, 09/20/70 (o)	5,658	412
Interest Only, Series 2020-BI-H19, REMIC, 0.64%, 11/20/70 (o)	4,478	424
Interest Only, Series 2021-QI-H08, REMIC, 1.06%, 05/20/71 (o)	20,905	520
Interest Only, Series 2021-AI-H19, REMIC, 1.89%, 11/20/71 (o)	7,584	599
The Government National Mortgage Association Guaranteed REMIC Pass-Through Securities
Interest Only, Series 2020-SD-142, REMIC, 1.95%, (6.30% - (1 Month USD LIBOR * 1)), 09/20/50 (o)	3,004	383
Interest Only, Series 2021-SA-158, REMIC, 0.00%, (3.70% - (SOFR 30-Day Average * 1)), 09/20/51 (o)	5,652	224
		17,939
Commercial Mortgage-Backed Securities 0.5%
Federal National Mortgage Association, Inc.
Interest Only, Series 2015-XE-M2, REMIC, 0.39%, 12/25/24 (o)	242,639	1,748
Interest Only, Series 2020-X9-M10, REMIC, 0.80%, 12/25/27 (o)	9,985	259
Interest Only, Series 2019-X-M5, REMIC, 0.50%, 02/25/29 (o)	13,165	306

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Interest Only, Series 2019-X-M7, REMIC, 0.33%, 05/25/29 (o)	9,714	159
Interest Only, Series 2019-X-M12, REMIC, 0.57%, 06/25/29 (o)	8,315	218
Interest Only, Series 2019-X-M25, REMIC, 0.13%, 11/25/29 (o)	27,049	184
Interest Only, Series 2022-X2-M4, REMIC, 0.18%, 05/25/30 (o)	34,805	423
Interest Only, Series 2020-X2-M13, REMIC, 1.23%, 09/25/30 (o)	3,630	202
Interest Only, Series 2019-X2-M21, REMIC, 1.30%, 02/25/31 (o)	3,696	284
Interest Only, Series 2019-2XA-M24, REMIC, 1.14%, 03/25/31 (o)	3,792	250
Interest Only, Series 2021-X1-M23, REMIC, 0.60%, 11/25/31 (o)	12,739	403
Interest Only, Series 2020-X4-M10, REMIC, 0.88%, 07/25/32 (o)	11,942	483
Government National Mortgage Association
Interest Only, Series 2020-IA-168, REMIC, 0.97%, 12/16/62 (o)	4,826	318
Interest Only, Series 2021-IO-52, REMIC, 0.72%, 04/16/63 (o)	4,732	251
Interest Only, Series 2022-IO-48, REMIC, 0.71%, 01/16/64 (o)	7,820	464
		5,952
Mortgage-Backed Securities 0.4%
Federal National Mortgage Association, Inc.
3.26%, 01/01/28	1,479	1,405
3.40%, 03/01/30	1,500	1,403
3.24%, 01/01/33	1,155	1,046
		3,854
Municipal 0.0%
Detroit, City of
4.00%, 04/01/44 (m)	60	43
Illinois, State of
5.10%, 06/01/33	150	144
The Regents of the University of California
3.71%, 05/15/20	20	13
		200
Treasury Inflation Indexed Securities 0.0%
Presidencia Da Republica Federativa Do Brasil
6.00%, 05/15/23, BRL (r)	98	75
Total Government And Agency Obligations (cost $129,773)		99,395
SENIOR FLOATING RATE INSTRUMENTS 1.1%
Communication Services 0.3%
Cengage Learning, Inc.
2021 Term Loan B, 7.81%, (6 Month USD LIBOR + 4.75%), 06/29/26 (o)	183	164
Charter Communications Operating, LLC
2019 Term Loan B1, 5.83%, (1 Month USD LIBOR + 1.75%), 04/30/25 (o)	138	137
Cyxtera DC Holdings, Inc.
Term Loan B, 7.36%, (3 Month USD LIBOR + 3.00%), 03/15/24 (o)	157	132
Intelsat Jackson Holdings S.A.
2021 Exit Term Loan B, 7.44%, (SOFR + 4.50%), 01/25/29 (o)	189	182
Level 3 Financing Inc.
2019 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 03/01/27 (o)	54	51
Maxar Technologies Ltd.
2022 Term Loan B, 0.00%, (1 Month Term SOFR + 4.25%), 06/09/29 (o) (s)	2,100	2,098
Solis IV BV
USD Term Loan B1, 7.86%, (3 Month Term SOFR + 3.50%), 02/09/29 (o)	199	174
Univision Communications Inc.
2021 First Lien Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 03/15/26 (o)	154	151
Virgin Media Bristol LLC
USD Term Loan N, 6.82%, (1 Month USD LIBOR + 2.50%), 10/03/27 (o)	45	44
		3,133
Financials 0.3%
Astra Acquisition Corp.
2021 1st Lien Term Loan, 9.32%, (1 Month USD LIBOR + 5.25%), 10/20/28 (o)	143	126
2021 2nd Lien Term Loan, 12.95%, (1 Month USD LIBOR + 8.88%), 10/22/29 (d) (o)	520	463
Asurion LLC
2018 Term Loan B7, 7.07%, (1 Month USD LIBOR + 3.00%), 11/15/24 (o)	48	47
2021 2nd Lien Term Loan B3, 9.32%, (1 Month USD LIBOR + 5.25%), 02/05/28 (o)	65	50
Byju's Alpha, Inc.
Term Loan B, 10.70%, (1 Month USD LIBOR + 6.00%), 11/05/26 (o)	173	137
Edelman Financial Center, LLC
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 03/15/28 (o)	29	27
Granite Holdings US Acquisition Co.
2021 Term Loan B, 0.00%, (3 Month USD LIBOR + 4.00%), 09/30/26 (o) (s)	119	119
Gulf Finance, LLC
2021 Term Loan, 10.83%, (1 Month USD LIBOR + 6.75%), 08/25/26 (o)	75	71
2021 Term Loan, 10.97%, (1 Month USD LIBOR + 6.75%), 08/25/26 (o)	133	124
Jane Street Group, LLC
2021 Term Loan, 6.82%, (1 Month USD LIBOR + 2.75%), 01/21/28 (o)	29	28
Lealand Finance Company B.V.
2020 Make Whole Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 06/28/24 (o)	7	4
2020 Letter Of Credit Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 06/28/24 (o)	484	266
2020 Take Back Term Loan, 5.07%, (3 Month USD LIBOR + 3.00%), 06/30/25 (n) (o)	386	202
Sweetwater Borrower, LLC
Term Loan B, 8.38%, (1 Month USD LIBOR + 4.25%), 12/31/24 (o)	79	73
Travelport Finance (Luxembourg) S.a.r.l.
2020 Super Priority Term Loan, 12.42%, (3 Month USD LIBOR + 7.25%), 02/28/25 (n) (o)	353	353
Zephyrus Capital Aviation Partners 2018-1 LLC
Term Loan, 4.61%, 10/15/38	767	648
		2,738
Information Technology 0.2%
Applied Systems, Inc.
2022 Extended 2nd Lien Term Loan, 9.17%, (3 Month Term SOFR + 6.75%), 09/19/27 (o)	340	336
Blackhawk Network Holdings, Inc
2018 2nd Lien Term Loan, 10.94%, (3 Month USD LIBOR + 7.00%), 06/15/26 (o)	55	47
Constant Contact Inc
Second Lien Term Loan, 11.41%, (3 Month USD LIBOR + 7.50%), 02/10/29 (o)	360	271
Cornerstone OnDemand, Inc.
2021 Term Loan, 0.00%, (1 Month USD LIBOR + 3.75%), 09/08/26 (o) (s)	33	29
DCert Buyer, Inc.
2021 2nd Lien Term Loan, 11.70%, (6 Month USD LIBOR + 7.00%), 02/16/29 (o)	200	182
Finastra USA, Inc.
USD 1st Lien Term Loan, 6.87%, (3 Month USD LIBOR + 3.50%), 04/26/24 (o)	134	118
USD 2nd Lien Term Loan , 10.62%, (3 Month USD LIBOR + 7.25%), 04/27/25 (o)	190	141
Grab Holdings Inc
Term Loan B, 8.57%, (1 Month USD LIBOR + 4.50%), 01/20/26 (o)	275	270
Riverbed Technology, Inc.
2021 PIK Exit Term Loan, 12.54%, (3 Month USD LIBOR + 2.00%), 11/17/28 (n) (o)	664	275
Ultimate Software Group Inc (The)
2021 2nd Lien Term Loan, 9.00%, (1 Month USD LIBOR + 5.25%), 05/03/27 (o)	400	366
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Vision Solutions, Inc.
2021 Incremental Term Loan, 0.00%, (3 Month USD LIBOR + 4.00%), 04/24/28 (o) (s)	33	27
		2,062
Consumer Discretionary 0.1%
Alterra Mountain Company
2021 Series B-2 Consenting Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 07/30/28 (o)	29	29
American Tire Distributors Holdings, Inc.
2021 Term Loan B, 10.61%, (3 Month USD LIBOR + 6.25%), 10/07/28 (o)	239	217
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 12/23/24 (o)	65	64
Farfetch US Holdings, Inc
Term Loan, 10.18%, (3 Month Term SOFR + 6.25%), 09/20/27 (o)	256	230
Hilton Domestic Operating Company, Inc.
2019 Term Loan B2, 6.17%, (3 Month USD LIBOR + 1.75%), 10/25/23 (o)	11	11
LSF9 Atlantis Holdings, LLC
2022 Term Loan B, 10.80%, (3 Month Term SOFR + 7.25%), 03/31/29 (o)	125	121
Travel Leaders Group, LLC
2018 Term Loan B, 8.07%, (1 Month USD LIBOR + 4.00%), 01/25/24 (o)	435	397
		1,069
Health Care 0.1%
Air Methods Corporation
2017 Term Loan B, 7.17%, (3 Month USD LIBOR + 3.50%), 04/12/24 (o)	416	232
Aveanna Healthcare, LLC
2021 2nd Lien Term Loan, 11.39%, (3 Month USD LIBOR + 7.00%), 12/08/29 (d) (o)	455	250
Envision Healthcare Corporation
2022 Third Out Term Loan, 7.87%, (3 Month Term SOFR + 3.75%), 03/31/27 (n) (o)	524	131
2022 Second Out Term Loan, 8.37%, (3 Month Term SOFR + 4.25%), 03/31/27 (n) (o)	214	73
Team Health Holdings, Inc.
1st Lien Term Loan, 6.82%, (1 Month USD LIBOR + 2.75%), 01/12/24 (o)	296	252
		938
Industrials 0.1%
DG Investment Intermediate Holdings 2, Inc.
2021 2nd Lien Term Loan, 10.82%, (1 Month USD LIBOR + 6.75%), 03/18/29 (o)	190	167
Kenan Advantage Group, Inc.
2021 2nd Lien Term Loan, 11.32%, (1 Month USD LIBOR + 7.25%), 12/31/24 (o)	100	92
Minotaur Acquisition, Inc.
Term Loan B, 8.94%, (1 Month Term SOFR + 4.75%), 02/27/26 (o)	233	223
Viad Corp
Initial Term Loan, 9.07%, (1 Month USD LIBOR + 5.00%), 12/31/24 (o)	168	158
		640
Energy 0.0%
Atlas Purchaser, Inc.
2021 Term Loan, 9.81%, (3 Month USD LIBOR + 5.25%), 12/31/24 (o)	379	265
Granite Holdings US Acquisition Co.
2021 Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 09/30/26 (o)	117	117
		382
Utilities 0.0%
Edgewater Generation, L.L.C.
Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 11/29/25 (o)	125	118
Waterbridge Midstream Operating LLC
Term Loan B, 9.13%, (3 Month USD LIBOR + 5.75%), 06/22/26 (o)	254	243
		361
Materials 0.0%
Vantage Specialty Chemicals, Inc.
2017 1st Lien Term Loan, 7.17%, (3 Month USD LIBOR + 3.50%), 10/20/24 (o)	129	126
2017 1st Lien Term Loan, 7.91%, (3 Month USD LIBOR + 3.50%), 10/20/24 (o)	123	120
		246
Consumer Staples 0.0%
Prime Security Services Borrower, LLC
2021 Term Loan, 6.50%, (3 Month USD LIBOR + 2.75%), 09/23/26 (o)	129	127
Rentpath, Inc.
2021 Stub Current Face Term Loan, 0.00%, 12/31/24 (a) (d) (j)	114	1
		128
Total Senior Floating Rate Instruments (cost $13,861)		11,697
OTHER EQUITY INTERESTS 0.6%
Altaba Inc. (a) (d) (t)	1,829	6,851
Altaba Inc. (a) (d) (f) (t)	250	—
Altaba Inc. (a) (d) (i) (t)	250	—
Gulfport Energy Operating Corporation (a) (d) (t)	85	—
Gulfport Energy Operating Corporation (a) (d) (t)	89	—
Gulfport Energy Operating Corporation (a) (d) (t)	93	—
Gulfport Energy Operating Corporation (a) (d) (t)	180	—
Intelsat Jackson Holdings S.A. (a) (d) (t)	320	—
Pershing Square Tontine Holdings, Ltd. (a) (d) (t)	31	4
Total Other Equity Interests (cost $7,268)		6,855
PREFERRED STOCKS 0.1%
Information Technology 0.1%
Samsung Electronics Co Ltd, 1.00% (p)	28	1,104
Energy 0.0%
Gulfport Energy Operating Corporation, 10.00%, (100, 2/9/23) (a) (d) (n) (p)	—	7
McDermott International, Inc. (d)	—	164
		171
Total Preferred Stocks (cost $1,176)		1,275
INVESTMENT COMPANIES 0.0%
Jasmine Broadband Internet Infrastructure Fund	1,108	257
Total Investment Companies (cost $381)		257
WARRANTS 0.0%
Achari Ventures Holdings Corp. I (a)	6	—
Akazoo Internet and Digital Appliances Enterprises Services SA (a) (d)	83	—
Amprius Technologies, Inc. (a)	15	4
Arrowroot Acquisition Corp. (a)	14	—
Athena Consumer Acquisition Corp. (a)	2	—
Atlantic Coastal Acquisition Corp. (a)	5	—
BigBear.ai Holdings, LLC (a)	3	—
biote Corp. (a)	5	1
Burtech Acquisition Corp. (a)	14	—
Cazoo Group Ltd (a)	31	—
CIIG Capital Partners II, Inc. (a)	7	1
Colonnade Acquisition Corp. II (a)	3	—
Compagnie Financiere Richemont SA (a)	31	25
DHC Acquisition Corporation (a)	2	—
Digital Transformation Opportunities Corp. (a)	—	—
ECARX Holdings Inc (a)	2	—
EG Acquisition Corp. (a)	6	1
ESGEN Acquisition Corp (a)	3	—
Flame Acquisition Corp. (a)	7	4
Forest Road Acquisition Corp. II (a)	3	1
G Squared Ascend I Inc. (a)	3	—
GCM Grosvenor Inc. (a)	40	18
Gesher I Acquisition Corp (a)	3	1
Getaround, Inc. (a)	1	—
Goal Acquisitions Corp. (a)	45	2
Golden Arrow Merger Corp. (a)	4	—
Grove Collaborative Holdings, Inc. (a)	4	—
GSR II Meteora Acquisition Corp. (a)	—	—
GX Acquisition Corp. II (a)	2	2
Heliogen, Inc. (a)	1	—
HPX Corp. (a)	21	7

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Interprivate IV Infratech Partners Inc. (a)	2	—
Kaixin Auto Holdings (a)	65	2
KLDiscovery (a)	35	1
Kludein I Acquisition Corp. (a)	10	1
Landcadia Holdings IV Inc. (a)	3	—
Legacy EJY Subsidiary LLC (a)	1	—
MariaDB Public Limited Company (a)	3	1
Metals Acquisition Corp. (a)	2	1
Moneylion Technologies Inc. (a)	40	2
Northern Star Investment Corp. II (a)	1	—
Northern Star Investment Corp. III (a)	1	—
Northern Star Investment Corp. IV (a)	1	—
Phoenix Biotech Acquisition Corp. (a)	3	—
Pine Technology Acquisition Corp. (a)	4	—
Prenetics Global Limited (a)	—	—
Q-Si Operations Inc. (a)	13	3
Rocket Internet Growth Opportunities Corp. (a) (d)	2	—
Screaming Eagle Acquisition Corp. (a)	12	3
Shapeways Holdings, Inc. (a)	61	1
Silver Spike Acquisition Corp II (a)	—	—
Slam Corp. (a)	5	—
Supernova Partners Acquisition Company III, Ltd. (a)	6	—
SWVL Holdings Corp. (a)	—	—
Thunder Bridge Capital Partners III, Inc. (a)	4	—
TLG Acquisition One Corp. (a)	4	—
Virgin Orbit Holdings, Inc. (a)	1	—
Whole Earth Brands, Inc. (a)	26	6
Total Warrants (cost $382)		88
RIGHTS 0.0%
ABIOMED, Inc. (a) (d)	2	3
Akouos, Inc. (a) (d)	14	11
Bristol-Myers Squibb Company (a) (d)	25	25
Flexion Therapeutics, Inc. (a) (d)	50	34
Intelsat Jackson Holdings, Ltd. (a) (d)	—	2
Intelsat Jackson Holdings, Ltd. (a) (d)	—	2
Localiza Rent A Car S/A (a)	—	—
Total Rights (cost $1,164)		77
SHORT TERM INVESTMENTS 16.6%
Investment Companies 14.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (u)	150,931	150,931
U.S. Treasury Bill 2.4%
Treasury, United States Department of
3.77%, 01/19/23	26,300	26,256
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (u)	1,590	1,590
Total Short Term Investments (cost $178,772)		178,777
Total Investments 112.9% (cost $1,319,641)		1,218,945
Total Securities Sold Short (19.8)% (proceeds $217,595)		(214,375)
Total Purchased Options 0.1% (cost $1,424)		682
Other Derivative Instruments 0.1%		843
Other Assets and Liabilities, Net 6.7%		73,917
Total Net Assets 100.0%		1,080,012

(a) Non-income producing security.

(b) Investment in affiliate.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) All or a portion of the security was on loan as of December 31, 2022.

(f) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(g) All or a portion of the security is subject to a written call option.

(h) Convertible security.

(i) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $88,117 and 8.2% of the Fund.

(j) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(k) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(m) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(n) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(o) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(p) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(q) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(r) Treasury inflation indexed note, par amount is not adjusted for inflation.

(s) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(t) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(u) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (19.8%)
COMMON STOCKS (15.6%)
Consumer Discretionary (4.3%)
Airbnb, Inc. - Class A	—	(32)
AutoZone, Inc.	(1)	(3,413)
Best Buy Co., Inc.	(75)	(6,014)
Boot Barn Holdings, Inc.	(21)	(1,340)
Burlington Stores, Inc.	(6)	(1,205)
Carnival Corporation	(61)	(489)
D.R. Horton, Inc.	(12)	(1,102)
Delivery Hero SE (a)	(8)	(377)
ETSY, Inc.	(2)	(216)
Fisker Group Inc. - Class A	(56)	(405)
Fiverr International Ltd	—	(4)
Ford Motor Company	(50)	(581)
Groupon, Inc.	(9)	(75)
Guess ?, Inc.	(58)	(1,197)
H & R Block, Inc.	(65)	(2,365)
Just Eat Takeaway.Com N.V. (a)	(2)	(44)
Lennar Corporation - Class A	(11)	(1,029)
Li Auto Inc. - ADR	(65)	(1,320)
Lucid Group, Inc.	(15)	(100)
Luminar Technologies, Inc. - Class A	(11)	(55)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Marriott Vacations Worldwide Corporation	(2)	(242)
National Vision Holdings, Inc.	(59)	(2,272)
Norwegian Cruise Line Holdings Ltd.	(79)	(969)
Pool Corporation	(16)	(4,923)
Porch Group Inc - Class A	(12)	(23)
RH	(17)	(4,478)
Royal Caribbean Cruises Ltd.	(47)	(2,344)
Snap One Holdings Corp.	(57)	(421)
The Home Depot, Inc.	(19)	(6,162)
The ODP Corporation	(36)	(1,637)
Toll Brothers, Inc.	(20)	(1,021)
Wayfair Inc. - Class A	(14)	(473)
Xometry, Inc. - Class A	(17)	(555)
		(46,883)
Information Technology (3.2%)
8X8, Inc.	(144)	(621)
Adeia Inc.	(108)	(1,022)
Altair Engineering Inc. - Class A	(8)	(385)
AMS-Osram AG	(20)	(146)
ASML Holding N.V. - ADR	(5)	(2,934)
Avaya Holdings Corp.	(488)	(96)
Bentley Systems, Incorporated - Class B	(4)	(165)
Blackline, Inc.	(1)	(100)
Broadcom Inc.	(5)	(3,013)
Cloudflare, Inc. - Class A	(2)	(81)
Confluent, Inc. - Class A	(6)	(135)
Coupa Software Incorporated	(2)	(121)
CrowdStrike Holdings, Inc. - Class A	(28)	(2,922)
DigitalOcean Holdings, Inc.	(2)	(52)
Dye & Durham Limited	(6)	(70)
Envestnet, Inc.	(2)	(128)
Guidewire Software, Inc.	(1)	(77)
I3 Verticals, Inc. - Class A	(12)	(302)
Infinera Corporation	(38)	(260)
KLA Corporation	(8)	(2,935)
MaxLinear, Inc.	(14)	(468)
Mitek Systems, Inc.	(36)	(350)
NetApp, Inc.	(73)	(4,385)
Okta, Inc. - Class A	(3)	(172)
Palo Alto Networks, Inc.	(15)	(2,116)
PAR Technology Corporation	(9)	(222)
Repay Holdings Corporation - Class A	(15)	(122)
Seagate Technology Holdings Public Limited Company	(88)	(4,650)
Semtech Corporation	(28)	(793)
Shift4 Payments, LLC - Class A	(15)	(855)
Shopify Inc. - Class A	(1)	(35)
Unity Software Inc.	—	(11)
Veeco Instruments Inc.	(136)	(2,523)
Veritone, Inc.	(4)	(20)
Vishay Intertechnology, Inc.	(7)	(146)
Wolfspeed, Inc.	(1)	(36)
Zscaler, Inc.	(14)	(1,601)
		(34,070)
Industrials (2.5%)
ACCO Brands Corporation	(200)	(1,116)
Allison Systems, Inc.	(41)	(1,699)
American Airlines Group Inc.	(72)	(911)
Arcbest Corporation	(19)	(1,318)
Array Tech, Inc.	(62)	(1,189)
Axon Enterprise, Inc.	(1)	(197)
Bloom Energy Corporation - Class A	(106)	(2,023)
Cathay Pacific Airways Limited	(1,544)	(1,683)
Copa Holdings, S.A. - Class A	(65)	(5,412)
Deluxe Corporation	(78)	(1,327)
Desktop Metal Operating, Inc. - Class A	(469)	(638)
Eagle Bulk Shipping Inc.	(57)	(2,847)
Elance, Inc.	(4)	(38)
Gol Linhas Aereas Inteligentes S.A. - ADR	(22)	(59)
Granite Construction Incorporated	(29)	(1,034)
JetBlue Airways Corporation	(17)	(108)
Masco Corporation	(32)	(1,506)
Plug Power Inc.	(150)	(1,856)
Ritchie Bros. Auctioneers Incorporated	—	(26)
The Greenbrier Companies, Inc.	(12)	(403)
Virgin Galactic Holdings, Inc. - Class A	(19)	(67)
Werner Enterprises, Inc.	(35)	(1,422)
ZTO Express (Cayman) Inc. - Class A-ADR	(18)	(496)
		(27,375)
Health Care (2.0%)
Apellis Pharmaceuticals, Inc.	(33)	(1,705)
Avadel Pharmaceuticals Public Limited Company - ADR	(37)	(264)
Coherus Biosciences, Inc.	(74)	(586)
Collegium Pharmaceutical, Inc.	(44)	(1,022)
Cutera, Inc.	(47)	(2,060)
DexCom, Inc.	(28)	(3,207)
Dynavax Technologies Corporation	(202)	(2,146)
Gossamer Bio, Inc.	(74)	(161)
Halozyme Therapeutics, Inc.	(10)	(580)
Health Catalyst, Inc.	(11)	(115)
Innoviva, Inc.	(39)	(523)
Inotiv, Inc.	(11)	(54)
Insmed Incorporated	(55)	(1,105)
Intercept Pharmaceuticals, Inc.	(7)	(91)
Ionis Pharmaceuticals, Inc.	(4)	(151)
Karyopharm Therapeutics Inc.	(47)	(160)
MannKind Corporation	(585)	(3,082)
NextGen Healthcare, Inc.	(37)	(704)
NuVasive, Inc.	(1)	(39)
Omeros Corporation	(1)	(2)
Pacira Pharmaceuticals, Inc.	(2)	(70)
PetIQ, Inc. - Class A	(16)	(150)
Pharming Group N.V.	(198)	(230)
Pphm, Inc.	(51)	(705)
Revance Therapeutics, Inc.	(33)	(618)
Travere Therapeutics, Inc.	(42)	(894)
Varex Imaging Corporation	(85)	(1,722)
		(22,146)
Materials (1.1%)
Agnico Eagle Mines Limited	(13)	(697)
Amyris, Inc.	(117)	(179)
Antofagasta PLC	(8)	(145)
Century Aluminum Company	(32)	(261)
Danimer Scientific, Inc. - Class A	(25)	(45)
Lithium Americas Corp.	(14)	(257)
Livent Corporation	(166)	(3,301)
MP Materials Corp. - Class A	(19)	(465)
Pan American Silver Corp.	(57)	(930)
The Sherwin-Williams Company	(4)	(950)
Turquoise Hill Resources Ltd - Class A	(102)	(806)
United States Steel Corporation	(136)	(3,415)
		(11,451)
Energy (0.6%)
Frontline Ltd.	(105)	(1,277)
Helix Energy Solutions Group, Inc.	(236)	(1,739)
Peabody Energy Corporation	(114)	(3,017)
		(6,033)
Consumer Staples (0.5%)
Central Garden & Pet Company - Class A	(34)	(1,223)
Herbalife Nutrition Ltd.	(36)	(543)
Post Holdings, Inc.	(4)	(336)
The Beauty Health Company - Class A	(16)	(149)
The Chefs' Warehouse, Inc.	(25)	(829)
United Natural Foods, Inc.	(72)	(2,796)
		(5,876)
Financials (0.5%)
AON Public Limited Company - Class A	(2)	(740)
Arbor Realty Trust, Inc.	(36)	(474)
EZCORP, Inc. - Class A	(121)	(984)
Focus Financial Partners Inc. - Class A	(40)	(1,486)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(6)	(161)
PennyMac Mortgage Investment Trust	(33)	(414)
PRA Group, Inc.	(7)	(221)
Redwood Trust, Inc.	(39)	(262)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Two Harbors Investment Corp.	(9)	(144)
		(4,886)
Communication Services (0.4%)
Bandwidth Inc. - Class A	(4)	(83)
Cinemark Holdings, Inc.	(107)	(930)
Dish Network Corporation - Class A	(18)	(248)
fuboTV Inc.	(1)	(2)
Magnite, Inc.	(3)	(29)
Match Group, Inc.	(10)	(398)
Radius Global Infrastructure, Inc. - Class A	(38)	(451)
Sea Limited - Class A-ADR	(8)	(433)
Sirius XM Holdings Inc.	(90)	(526)
Snap Inc. - Class A	(20)	(175)
TechTarget, Inc.	(3)	(122)
The Marcus Corporation	(98)	(1,405)
		(4,802)
Real Estate (0.4%)
Braemar Hotel & Resorts Inc.	(99)	(408)
Compass, Inc. - Class A	(578)	(1,347)
Open Doors Technology Inc. - Class A	(35)	(41)
Pebblebrook Hotel Trust	(57)	(760)
Realogy Holdings Corp.	(22)	(139)
Redfin Corporation	(2)	(7)
Retail Opportunity Investments Corp.	(84)	(1,257)
StorageVault Canada Inc.	(7)	(32)
Summit Hotel TRS 005, LLC	(30)	(215)
		(4,206)
Utilities (0.1%)
Sunnova Energy International Inc.	(31)	(551)
Total Common Stocks (proceeds $170,460)		(168,279)
INVESTMENT COMPANIES (2.6%)
Invesco QQQ Trust - Series 1	—	(77)
iShares iBoxx $ High Yield Corporate Bond ETF	(128)	(9,449)
SPDR S&P 500 ETF Trust	(35)	(13,496)
VanEck Semiconductor ETF	(25)	(5,088)
Total Investment Companies (proceeds $29,152)		(28,110)
SHORT TERM INVESTMENTS (1.6%)
Treasury Securities (1.6%)
Treasury, United States Department of
3.76%, 01/10/23	(18,000)	(17,986)
Total Short Term Investments (proceeds $17,983)		(17,986)
Total Securities Sold Short (19.8%) (proceeds $217,595)		(214,375)

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

JNL Multi-Manager Alternative Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases/ Covers($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Commercial Real Estate Finance, Inc., 08/23/22	542	—	541	7	(1)	—	—	—
Apollo Commercial Real Estate Finance, Inc.	(9)	8	—	—	2	(1)	—	—
Apollo Strategic Growth Capital	14	—	13	—	(6)	5	—	—
Apollo Strategic Growth Capital - Class A	176	—	178	—	11	(9)	—	—
Apollo Strategic Growth Capital II	22	—	—	—	—	—	22	—
	745	8	732	7	6	(5)	22	—

Summary of Investments by Country^	Total Long Term Investments
United States of America	78.1%
China	2.2
Switzerland	2.0
South Korea	1.5
Canada	1.5
Cayman Islands	1.2
Indonesia	1.0
Netherlands	1.0
Brazil	1.0
Mexico	0.9
Taiwan	0.9
Panama	0.8
Thailand	0.7
Singapore	0.6
Israel	0.6
United Kingdom	0.6
India	0.5
Germany	0.4
Poland	0.4
Liberia	0.4
Denmark	0.4
Hong Kong	0.3
Marshall Islands	0.3
Bermuda	0.3
Belgium	0.3
South Africa	0.2
France	0.2
Luxembourg	0.2
Australia	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Summary of Investments by Country^	Total Long Term Investments
Russian Federation	0.2
Japan	0.1
Austria	0.1
Colombia	0.1
Argentina	0.1
Jersey	0.1
Hungary	0.1
Ireland	0.1
Macau	0.1
Greece	0.1
Peru	0.1
Spain	0.1
Dominican Republic	—
Cote D'Ivoire	—
Oman	—
Morocco	—
Gabon	—
Mauritius	—
Chile	—
Kenya	—
Egypt	—
Paraguay	—
Costa Rica	—
Nigeria	—
Italy	—
United Arab Emirates	—
Virgin Islands (British)	—
Kazakhstan	—
Ukraine	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL Multi-Manager Alternative Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen B.V.	06/13/18	1,582	3,712	0.4
Alibaba Group Holding Limited	04/07/21	835	406	0.1
Altaba Inc. (callable at 100, 02/10/23)	09/30/22	—	—	—
AMS-Osram AG, 2.13%, 11/03/27	02/09/21	2,037	1,403	0.2
Aris Mining Corporation, 6.88%, 08/08/26	09/07/22	160	157	—
Banco Davivienda S.A., 6.65% (callable at 100, 04/22/31)	07/28/22	152	154	—
BRF S.A., 5.75%, 09/21/50	07/22/22	266	285	—
Cabinet of Ministers of Ukraine, 0.00%, 03/15/35	03/19/21	304	57	—
Camposol SA, 6.00%, 02/03/27	08/09/21	357	210	—
Cap S.A., 3.90%, 04/27/31	12/07/21	189	157	—
Cathay Pacific Airways Limited, 2.75%, 02/05/26	12/29/21	2,332	2,485	0.3
Commonwealth of Australia, 2.75%, 05/21/41	09/02/22	322	303	—
Commonwealth of Australia, 3.00%, 03/21/47	04/29/21	1,280	1,085	0.1
Coruripe Netherlands B.V., 10.00%, 02/10/27	06/09/22	181	161	—
Credit Agricole SA, 7.50% (callable at 100, 06/23/26)	11/10/20	371	281	—
Delivery Hero SE	01/21/22	190	(32)	—
Delivery Hero SE, 1.00%, 01/23/27	03/10/22	1,092	1,102	0.1
Delivery Hero SE, 1.50%, 01/15/28	02/04/21	1,532	879	0.1
Dino Polska Spolka Akcyjna	10/05/22	1,273	1,740	0.2
Empresa Electrica Guacolda S.A., 4.56%, 04/30/25	06/16/20	226	65	—
Empresas Publicas de Medellin E.S.P., 4.38%, 02/15/31	08/24/21	346	272	—
Enfragen Energia Sur SA., 5.38%, 12/30/30	05/06/22	283	280	—
FEL Energy VI S.a r.l., 5.75%, 12/01/40	09/06/22	140	158	—
Fideicomiso F/80460, 5.50%, 07/31/47	05/24/22	300	305	—
Fix Price Group Ltd	03/05/21	317	—	—
Gran Tierra Energy Inc., 7.75%, 05/23/27	10/08/21	182	163	—
Infinera Corporation, 3.75%, 08/01/28	08/04/22	323	368	0.1
Instituto Costarricense de Electricidad, 6.38%, 05/15/43	10/07/21	174	158	—
Just Eat Takeaway.Com N.V.	03/12/21	979	221	—
Just Eat Takeaway.Com N.V., 1.25%, 04/30/26	03/10/21	957	669	0.1
Kenya, Government of, 7.25%, 02/28/28	07/28/22	175	210	—
Kosmos Energy Ltd., 7.50%, 03/01/28	06/07/22	190	161	—
LLPL Capital Pte. Ltd., 6.88%, 02/04/39	04/22/22	210	186	—
MC Brazil Downstream Trading S.a r.l., 7.25%, 06/30/31	03/16/22	350	330	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Alternative Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Minejesa Capital B.V., 5.63%, 08/10/37	06/11/21	430	352	0.1
Ministry of Finance of the Russian Federation, 0.00%, 02/03/27	09/29/16	791	182	—
Ministry of Finance of the Russian Federation, 0.00%, 05/23/29	09/04/20	1,442	382	0.1
Ministry of Finance of the Russian Federation, 0.00%, 04/10/30	06/19/19	460	107	—
Ministry of Finance of the Russian Federation, 0.00%, 03/23/33	06/18/19	1,025	236	—
Ministry of Finance of the Russian Federation, 0.00%, 05/10/34	06/19/19	1,229	290	—
Ministry of Finance of the Russian Federation, 0.00%, 03/16/39	01/16/20	1,652	344	0.1
Movida Europe S.A., 5.25%, 02/08/31	02/09/22	174	150	—
NGD Holdings B.V., 6.75%, 12/31/26	07/26/21	97	45	—
Nigeria, Federal Government of, 6.13%, 09/28/28	08/02/22	147	154	—
OCP S.A., 5.13%, 06/23/51	04/14/22	353	341	0.1
Petroleos del Peru - Petroperu S.A., 5.63%, 06/19/47	03/30/22	334	264	—
Pharming Group N.V., 3.00%, 01/21/25	11/17/20	1,241	1,134	0.1
Presidencia de la Republica Dominicana, 5.30%, 01/21/41	10/07/21	149	116	—
PT Gajah Tunggal Tbk, 8.95%, 06/23/26	05/17/22	155	152	—
PT Pertamina (Persero), 4.15%, 02/25/60	04/09/21	195	143	—
RKP Overseas Finance 2016 (A) Limited, 7.95% (callable at 100, 02/17/23)	12/06/19	192	92	—
Ronshine China Holdings Limited, 6.75%, 08/05/24	09/15/20	198	14	—
Sierracol Energy Andina, LLC, 6.00%, 06/15/28	07/28/22	146	154	—
Simpar Europe, 5.20%, 01/26/31	03/21/22	172	151	—
TE Connectivity Ltd.	09/28/17	2,362	2,785	0.3
Tecila Sociedad Anonima, 8.50%, 06/27/29	05/12/22	37	38	—
Tecila Sociedad Anonima, 7.00%, 12/15/47	04/22/22	214	200	—
Tencent Holdings Limited, 3.24%, 06/03/50	11/23/22	120	127	—
Thaioil Treasury Center Company Limited, 3.75%, 06/18/50	12/01/22	129	126	—
The Arab Republic of Egypt, 5.25%, 10/06/25	08/01/22	187	206	—
Theta Capital Pte. Ltd., 6.75%, 10/31/26	08/03/22	145	130	—
Tong Yang Life Insurance Co., Ltd., 5.25% (callable at 100, 09/22/25)	11/18/22	145	159	—
UBS Group Funding (Switzerland) AG, 7.00% (callable at 100, 02/19/25)	04/28/15	203	197	—
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., 0.00% (callable at 100, 01/29/25)	06/04/19	181	1	—
UPL Corporation Limited, 5.25% (callable at 100, 02/27/25)	08/19/22	307	277	—
Vedanta Resources Limited, 6.13%, 08/09/24	07/06/22	117	126	—
VTR Finance N.V., 6.38%, 07/15/28	04/22/22	233	98	—
Yuzhou Group Holdings Company Limited, 0.00%, 05/27/25	02/06/20	203	18	—
Zip Co Limited, 0.00%, 04/23/28	08/06/21	839	193	—
		35,611	27,575	2.6

JNL Multi-Manager Alternative Fund – Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation/(Depreciation) ($)
Lealand Finance Company B.V. - Term Loan	264	(4)

JNL Multi-Manager Alternative Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
3 Month SOFR Index	24	September 2023		5,793	(2)	(91)
3M EURIBOR	100	December 2023	EUR	24,265	(15)	(173)
3M SOFR Index	60	March 2025		14,525	5	(26)
90 Day Eurodollar	25	March 2023		5,942	(1)	(9)
90 Day Eurodollar	171	September 2023		42,026	(19)	(1,446)
90 Day Eurodollar	34	December 2023		8,226	(4)	(133)
AUD/USD Spot Rate	116	March 2023		7,945	27	(24)
CAD/USD Spot Rate	43	March 2023		3,181	—	(2)
EUR/USD Spot Rate	19	March 2023		2,545	5	9
Euro Bund	138	March 2023	EUR	19,273	(157)	(989)
JPY/USD Spot Rate	114	March 2023		10,668	157	315
Long Gilt	21	March 2023	GBP	2,213	3	(141)
MXN/USD Spot Rate	129	March 2023		3,218	(17)	47
United States 10 Year Note	1,020	March 2023		115,766	(169)	(1,223)
United States Long Bond	418	March 2023		53,882	(79)	(1,489)
United States Ultra Bond	35	March 2023		4,913	(56)	(212)
					(322)	(5,587)
Short Contracts
30 Day Fed Funds Rate	(497)	February 2023		(198,121)	—	(11)
3M SOFR Index	(107)	March 2024		(25,644)	12	106

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Alternative Fund — Futures Contracts (continued)
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
GBP/USD Spot Rate	(29)	March 2023		(2,238)	2	48
Japan 10 Year Bond	(24)	March 2023	JPY	(3,540,411)	14	372
United States 10 Year Ultra Bond	(544)	March 2023		(64,683)	34	338
United States 2 Year Note	(71)	April 2023		(14,615)	11	55
United States 5 Year Note	(375)	April 2023		(40,686)	38	212
					111	1,120

JNL Multi-Manager Alternative Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Paying	9.26	(M)	10/25/32	MXN	42,409	(10)	75
3M LIBOR (Q)	Paying	0.82	(S)	06/04/24		2,647	(1)	(105)
3M LIBOR (Q)	Paying	1.41	(S)	03/01/25		83,433	(58)	(2,029)
3M LIBOR (Q)	Paying	1.52	(S)	06/21/25		30,918	(7)	(643)
U.K. Retail Price Index (A)	Paying	4.50	(A)	10/15/26	GBP	1,620	(3)	(152)
U.S. SOFR (A)	Receiving	1.22	(A)	08/15/28		5,455	9	695
U.S. SOFR (A)	Receiving	2.85	(A)	02/15/29		1,898	3	77
U.S. SOFR (A)	Receiving	3.27	(A)	04/30/29		14,929	26	320
U.S. SOFR (A)	Receiving	3.85	(A)	06/30/29		9,387	17	(105)
U.S. SOFR (A)	Receiving	2.00	(A)	03/18/32		1,354	3	154
U.S. SOFR (A)	Receiving	3.22	(A)	05/15/32		17,456	36	215
U.S. SOFR (A)	Receiving	0.56	(A)	07/20/45		2,232	5	961
U.S. SOFR (A)	Receiving	1.65	(A)	08/15/47		688	2	123
U.S. SOFR (A)	Receiving	2.62	(A)	02/15/48		3,151	11	436
U.S. SOFR (A)	Receiving	2.51	(A)	02/15/48		3,929	13	531
U.S. SOFR (A)	Receiving	2.60	(A)	02/15/48		11,380	39	809
U.S. SOFR (A)	Receiving	3.15	(A)	05/15/48		1,365	5	42
U.S. SOFR (A)	Receiving	2.50	(A)	04/21/52		990	4	131
U.S. SOFR (A)	Paying	1.40	(A)	10/13/25		17,351	2	(302)
							96	1,233

JNL Multi-Manager Alternative Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
CDX.NA.HY.39 (Q)	4.85	5.00	12/20/27	(4,830)	28	(3)	(29)
CDX.NA.IG.39 (Q)	0.82	1.00	12/20/27	(32,150)	256	(2)	154
Teva Pharmaceutical Industries Ltd (Q)	3.07	1.00	06/20/26	(296)	(19)	1	11
					265	(4)	136

JNL Multi-Manager Alternative Fund — Exchange Traded Futures Options
Reference Entity	Purchased (Written) Contracts[1]	Exercise Price		Expiration	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Interest Options
Euro Bund Future, Feb. 2023	9	EUR	133.50	01/27/23	(5)	(3)
Euro Bund Future, Feb. 2023	(33)	EUR	135.00	01/27/23	7	12
Euro Bund Future, Feb. 2023	4	EUR	134.00	01/27/23	(2)	(2)
Euro Bund Future, Feb. 2023	(5)	EUR	135.00	01/27/23	(4)	(8)
Euro Bund Future, Feb. 2023	(9)	EUR	138.00	01/27/23	(9)	(36)
Euro Bund Future, Feb. 2023	(20)	EUR	136.00	01/27/23	5	12
Euro Bund Future, Feb. 2023	(18)	EUR	141.00	01/27/23	—	21
Euro Bund Future, Feb. 2023	(55)	EUR	140.00	01/27/23	2	60
Euro Bund Future, Feb. 2023	(55)	EUR	139.00	01/27/23	4	56
Euro Bund Future, Feb. 2023	(9)	EUR	138.00	01/27/23	1	9
Euro Bund Future, Feb. 2023	(42)	EUR	137.00	01/27/23	8	47
					7	168

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Alternative Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Exchange Traded Futures Options
90 Day Eurodollar Future, Dec. 2023	Call	97.13	12/18/23	487	110
AUD/USD Spot Rate Future, Mar. 2023	Call	0.68	02/03/23	4	6
EUR/USD Spot Rate Future, Mar. 2023	Call	1.06	01/06/23	4	8
EUR/USD Spot Rate Future, Mar. 2023	Put	1.04	01/06/23	9	—
JPY/USD Spot Rate Future, Mar. 2023	Call	0.73	01/06/23	13	66
United States 10 Year Note Future, Mar. 2023	Call	112.75	01/27/23	16	12
United States 10 Year Note Future, Mar. 2023	Call	112.50	01/27/23	36	32
United States 10 Year Note Future, Mar. 2023	Call	112.25	01/27/23	18	18
United States 10 Year Note Future, Mar. 2023	Put	113.00	01/27/23	11	14
United States 10 Year Note Future, Mar. 2023	Put	112.00	01/27/23	38	30
United States 10 Year Note Future, Mar. 2023	Put	112.25	01/27/23	14	13
United States 5 Year Note Future, Mar. 2023	Call	108.00	01/27/23	38	22
United States 5 Year Note Future, Mar. 2023	Call	109.50	01/27/23	44	6
United States 5 Year Note Future, Mar. 2023	Call	108.25	01/27/23	43	21
United States 5 Year Note Future, Mar. 2023	Call	108.75	01/27/23	28	8
United States Long Bond Future, Mar. 2023	Call	129.00	01/27/23	5	3
United States Long Bond Future, Mar. 2023	Call	131.00	01/27/23	13	4
United States Long Bond Future, Mar. 2023	Call	126.00	01/27/23	14	22
United States Long Bond Future, Mar. 2023	Call	125.50	01/27/23	1	2
United States Long Bond Future, Mar. 2023	Call	125.00	01/27/23	9	19
					416
Options on Securities
8X8, Inc.	Put	2.50	01/20/23	115	—
American Airlines Group Inc.	Put	13.00	01/20/23	85	6
American Airlines Group Inc.	Put	12.00	01/20/23	56	2
American Airlines Group Inc.	Put	10.00	01/20/23	54	—
Amyris, Inc.	Put	2.00	01/20/23	170	11
Cinemark Holdings, Inc.	Call	15.00	01/20/23	99	—
Cinemark Holdings, Inc.	Call	10.00	01/20/23	56	1
Cinemark Holdings, Inc.	Call	12.50	02/17/23	140	2
Danimer Scientific, Inc.	Put	2.50	01/20/23	104	9
Gol Linhas Aereas Inteligentes S.A.	Call	5.00	01/20/23	103	—
Gol Linhas Aereas Inteligentes S.A.	Call	4.00	04/21/23	50	1
Gol Linhas Aereas Inteligentes S.A.	Put	3.00	01/20/23	115	5
Guess ?, Inc.	Put	18.00	01/20/23	56	1
Health Catalyst, Inc.	Call	12.50	01/20/23	28	1
Invesco QQQ Trust	Call	273.00	12/30/22	351	—
Invesco QQQ Trust	Call	274.00	02/17/23	157	127
iShares Russell 2000 ETF	Call	184.00	02/17/23	157	46
Li Auto Inc.	Put	17.50	01/20/23	56	3
Norwegian Cruise Line Holdings Ltd.	Put	12.50	01/20/23	84	7
Norwegian Cruise Line Holdings Ltd.	Put	12.00	02/03/23	84	7
Royal Caribbean Cruises Ltd.	Put	47.00	01/20/23	22	3
Shift Technologies, Inc.	Put	2.50	01/20/23	26	6
Shift Technologies, Inc.	Put	2.50	02/17/23	130	28
Sirius XM Holdings Inc.	Call	6.75	01/20/23	39	—
					266

JNL Multi-Manager Alternative Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Exchange Traded Future Options
90 Day Eurodollar Future, Dec. 2023	Call	98.00	12/18/23	734	(83)
90 Day Eurodollar Future, Dec. 2023	Call	97.00	12/18/23	141	(36)
90 Day Eurodollar Future, Dec. 2023	Call	97.88	12/18/23	240	(30)
AUD/USD Spot Rate Future, Mar. 2023	Call	0.68	01/06/23	4	(3)
AUD/USD Spot Rate Future, Mar. 2023	Call	0.68	01/06/23	8	(8)
AUD/USD Spot Rate Future, Mar. 2023	Call	0.69	02/03/23	15	(15)
AUD/USD Spot Rate Future, Mar. 2023	Call	0.69	02/03/23	9	(7)
AUD/USD Spot Rate Future, Mar. 2023	Call	0.68	02/03/23	10	(16)
AUD/USD Spot Rate Future, Mar. 2023	Call	0.67	02/03/23	10	(18)
AUD/USD Spot Rate Future, Mar. 2023	Put	0.68	01/06/23	10	(4)
CAD/USD Spot Rate Future, Mar. 2023	Call	0.75	02/03/23	25	(11)
EUR/USD Spot Rate Future, Mar. 2023	Call	1.05	01/06/23	18	(58)
EUR/USD Spot Rate Future, Mar. 2023	Call	1.04	01/06/23	8	(36)
EUR/USD Spot Rate Future, Mar. 2023	Put	1.03	01/06/23	9	—
GBP/USD Spot Rate Future, Mar. 2023	Put	1.23	01/06/23	8	(12)
JPY/USD Spot Rate Future, Mar. 2023	Call	0.75	01/06/23	16	(44)
JPY/USD Spot Rate Future, Mar. 2023	Put	0.76	02/03/23	24	(25)
United States 10 Year Note Future, Mar. 2023	Call	115.50	01/27/23	247	(26)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Alternative Fund — Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
United States 10 Year Note Future, Mar. 2023	Call	114.00	01/27/23	37	(12)
United States 10 Year Note Future, Mar. 2023	Call	116.00	01/27/23	70	(6)
United States 10 Year Note Future, Mar. 2023	Call	115.00	01/27/23	34	(5)
United States 10 Year Note Future, Mar. 2023	Call	113.75	01/27/23	38	(14)
United States 10 Year Note Future, Mar. 2023	Call	113.50	01/27/23	56	(24)
United States 10 Year Note Future, Mar. 2023	Call	114.50	01/27/23	54	(10)
United States 10 Year Note Future, Mar. 2023	Call	114.25	01/27/23	19	(5)
United States 10 Year Note Future, Mar. 2023	Put	114.00	01/27/23	29	(58)
United States 5 Year Note Future, Mar. 2023	Call	109.00	01/27/23	38	(8)
United States 5 Year Note Future, Mar. 2023	Call	110.00	01/27/23	38	(2)
United States 5 Year Note Future, Mar. 2023	Call	108.50	01/27/23	71	(28)
United States 5 Year Note Future, Mar. 2023	Call	109.75	01/27/23	47	(4)
United States 5 Year Note Future, Mar. 2023	Put	109.00	01/27/23	57	(75)
United States Long Bond 1st Week Future, Mar. 2023	Call	128.00	01/06/23	9	(2)
United States Long Bond Future, Mar. 2023	Call	132.00	01/27/23	57	(12)
United States Long Bond Future, Mar. 2023	Call	133.00	01/27/23	9	(2)
United States Long Bond Future, Mar. 2023	Call	130.00	01/27/23	5	(2)
United States Long Bond Future, Mar. 2023	Call	127.50	01/27/23	28	(28)
United States Long Bond Future, Mar. 2023	Call	128.00	01/27/23	62	(52)
					(781)
Options on Securities
1Life Healthcare, Inc.	Call	17.50	01/20/23	39	—
Activision Blizzard, Inc.	Call	75.00	01/20/23	113	(33)
Activision Blizzard, Inc.	Call	77.50	01/20/23	40	(6)
Activision Blizzard, Inc.	Call	80.00	01/20/23	61	(3)
Activision Blizzard, Inc.	Call	67.50	01/20/23	52	(48)
Activision Blizzard, Inc.	Call	70.00	01/20/23	55	(37)
Activision Blizzard, Inc.	Call	72.50	01/20/23	65	(31)
Aerojet Rocketdyne Holdings, Inc.	Call	57.50	01/20/23	80	(1)
Coupa Software Incorporated	Call	80.00	01/20/23	115	—
Horizon Therapeutics Public Limited Company	Call	115.00	01/20/23	250	(6)
Invesco QQQ Trust	Put	254.00	02/17/23	157	(88)
iShares Russell 2000 ETF	Put	164.00	02/17/23	157	(38)
Maxar Technologies Inc.	Call	50.00	01/20/23	130	(26)
Rogers Corporation	Call	120.00	01/20/23	3	(1)
Sirius XM Holdings Inc.	Put	6.75	01/20/23	522	(52)
Store Capital Corporation	Call	32.50	01/20/23	50	(1)
					(371)

JNL Multi-Manager Alternative Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts[1]	Value ($)
Foreign Currency Options
USD/AUD Spot Rate	MSC	Put	AUD	0.70	03/29/23	950,000	(14)
USD/BRL Spot Rate	JPM	Call	BRL	5.44	01/26/23	1,100,000	(13)
USD/BRL Spot Rate	MSC	Call	BRL	5.29	03/02/23	926,423	(34)
USD/BRL Spot Rate	JPM	Put	BRL	5.44	01/26/23	1,100,000	(39)
USD/BRL Spot Rate	MSC	Put	BRL	5.29	03/02/23	926,423	(25)
USD/BRL Spot Rate	MSC	Put	BRL	5.00	03/21/23	950,000	(10)
USD/CNY Spot Rate	JPM	Call	CNY	7.27	02/06/23	1,910,000	(1)
USD/JPY Spot Rate	BOA	Put	JPY	140.03	02/10/23	1,000,000	(76)
USD/JPY Spot Rate	JPM	Put	JPY	141.90	01/11/23	1,090,000	(93)
USD/MXN Spot Rate	MSC	Put	MXN	19.25	03/06/23	943,124	(7)
							(312)
Options on Securities
Dufry AG	JPM	Call	CHF	40.00	03/17/23	96	(13)
Dufry AG	JPM	Call	CHF	40.00	03/17/23	75	(11)
							(24)

JNL Multi-Manager Alternative Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	MSC	01/18/23	AUD	1,602	1,091	57
BRL/USD	JPM	01/18/23	BRL	21,824	4,121	37
CAD/USD	SSB	01/09/23	CAD	167	123	—
CAD/USD	MSC	01/18/23	CAD	4,219	3,116	27

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Alternative Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
CNY/USD	JPM	01/18/23	CNY	4,761	686	19
CNY/USD	JPM	02/08/23	CNY	4,090	590	18
EUR/USD	JPM	01/18/23	EUR	284	304	18
EUR/USD	MSC	01/18/23	EUR	4,430	4,746	232
GBP/USD	JPM	01/17/23	GBP	167	202	(2)
GBP/USD	GSC	01/18/23	GBP	211	255	(7)
GBP/USD	GSC	01/18/23	GBP	3,257	3,940	213
GBP/USD	MSC	01/18/23	GBP	213	258	1
IDR/USD	JPM	01/18/23	IDR	36,260,390	2,329	16
INR/USD	JPM	01/18/23	INR	80,026	966	4
JPY/USD	GSC	01/18/23	JPY	24,434	186	12
KRW/USD	GSC	01/18/23	KRW	614,469	486	26
MXN/USD	BOA	01/18/23	MXN	1,235	63	—
MXN/USD	JPM	01/18/23	MXN	10,329	528	4
NOK/USD	MSC	01/18/23	NOK	1,639	167	14
PLN/USD	MSC	01/18/23	PLN	1,886	429	33
USD/AUD	MSC	01/18/23	AUD	(1,418)	(966)	(18)
USD/AUD	SSB	03/29/23	AUD	(824)	(563)	(9)
USD/BRL	JPM	01/18/23	BRL	(1,762)	(333)	(6)
USD/BRL	JPM	01/18/23	BRL	(2,305)	(435)	8
USD/BRL	MSC	01/18/23	BRL	(5,620)	(1,061)	(17)
USD/CAD	JPM	02/22/23	CAD	(1,027)	(758)	(4)
USD/CAD	JPM	02/22/23	CAD	(1,174)	(867)	9
USD/CAD	JPM	03/15/23	CAD	(1,397)	(1,032)	(1)
USD/CAD	JPM	03/15/23	CAD	(3,086)	(2,281)	3
USD/CAD	SSB	03/29/23	CAD	(1,854)	(1,370)	(11)
USD/CNY	JPM	01/18/23	CNY	(27,824)	(4,007)	(103)
USD/CNY	MSC	01/18/23	CNY	(20,005)	(2,881)	(93)
USD/CNY	JPM	02/08/23	CNY	(4,090)	(590)	(17)
USD/COP	GSC	01/18/23	COP	(2,033,730)	(418)	(1)
USD/COP	MSC	01/18/23	COP	(2,035,849)	(419)	28
USD/EUR	CIT	01/18/23	EUR	(195)	(209)	(18)
USD/EUR	GSC	01/18/23	EUR	(1,348)	(1,445)	(63)
USD/EUR	JPM	01/18/23	EUR	(191)	(205)	(3)
USD/EUR	MSC	01/18/23	EUR	(5,727)	(6,137)	(329)
USD/EUR	JPM	02/15/23	EUR	(571)	(613)	(48)
USD/EUR	JPM	03/15/23	EUR	(411)	(442)	(14)
USD/EUR	JPM	03/15/23	EUR	(6)	(6)	—
USD/EUR	SSB	03/29/23	EUR	(3,753)	(4,041)	(33)
USD/GBP	JPM	01/17/23	GBP	(167)	(202)	(12)
USD/GBP	GSC	01/18/23	GBP	(267)	(322)	(11)
USD/GBP	JPM	01/18/23	GBP	(548)	(663)	(53)
USD/GBP	MSC	01/18/23	GBP	(2,333)	(2,822)	(13)
USD/GBP	MSC	01/18/23	GBP	(82)	(99)	—
USD/GBP	JPM	02/02/23	GBP	(3,058)	(3,700)	97
USD/GBP	GSC	03/10/23	GBP	(570)	(690)	(16)
USD/GBP	JPM	03/10/23	GBP	(1,131)	(1,370)	(8)
USD/GBP	JPM	03/10/23	GBP	(15)	(19)	—
USD/GBP	JPM	03/28/23	GBP	(514)	(623)	3
USD/HKD	SSB	03/29/23	HKD	(3,719)	(477)	1
USD/IDR	JPM	01/18/23	IDR	(101,172,486)	(6,498)	129
USD/JPY	CIT	01/18/23	JPY	(10,227)	(78)	(9)
USD/JPY	GSC	01/18/23	JPY	(29,254)	(223)	(15)
USD/JPY	JPM	01/18/23	JPY	(664,607)	(5,075)	(433)
USD/MXN	BOA	01/18/23	MXN	(54,296)	(2,778)	(113)
USD/MXN	BOA	01/18/23	MXN	(6,085)	(311)	1
USD/MXN	JPM	01/18/23	MXN	(279)	(14)	—
USD/PLN	MSC	01/18/23	PLN	(16,627)	(3,790)	(508)
USD/PLN	MSC	01/18/23	PLN	(739)	(168)	—
USD/RUB	GSC	09/20/23	RUB	(16,230)	(195)	28
USD/TWD	JPM	01/18/23	TWD	(59,330)	(1,934)	7
USD/ZAR	GSC	01/18/23	ZAR	(1,717)	(101)	(2)
USD/ZAR	MSC	01/18/23	ZAR	(2,501)	(147)	(9)
ZAR/USD	GSC	01/18/23	ZAR	29,964	1,761	97
					(37,031)	(857)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Alternative Fund — OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate[2] (%)		Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
BRAZIBOR (A)	Paying	BOA	11.99	(A)	01/04/27	BRL	22,445	—	(71)

JNL Multi-Manager Alternative Fund — OTC Contracts for Difference
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Acer Inc. (M)	MSC	Federal Funds Effective Rate -4.75% (M)	TBD	(1,300,000)		(1,001)	4
Advanced Wireless Semiconductor Company (MT)	GSC	Federal Funds Effective Rate -9.75% (M)	TBD	(254,000)		(622)	57
Airtac International Group (MT)	GSC	Federal Funds Effective Rate -4.25% (M)	TBD	(17,000)		(542)	27
Al Rajhi Banking and Investment Corporation (MT)	GSC	Federal Funds Effective Rate +0.96% (M)	TBD	12,012		246	(6)
Alibaba Group Holding Limited (M)	GSC	1M HIBOR +0.50% (M)	TBD	34,400	HKD	3,187	(29)
Alibaba Group Holding Limited (M)	GSC	Federal Funds Effective Rate +0.51% (M)	TBD	9,063		820	(23)
Alpha and Omega Semiconductor Limited (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(22,994)		(763)	108
Amorepacific Corporation (M)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(10,479)		(1,131)	(7)
Antofagasta PLC (MT)	GSC	SONIA -0.40% (M)	TBD	(24,632)	GBP	(356)	(29)
ASMedia Technology Inc. (MT)	GSC	Federal Funds Effective Rate -16.00% (M)	TBD	(42,000)		(1,032)	110
Aspen Pharmacare Holdings (MT)	MSC	South African Johannesburg Interbank Agreed Rate +0.75% (M)	TBD	105,013	ZAR	14,968	(43)
ASUSTeK Computer Inc. (M)	GSC	Federal Funds Effective Rate -1.50% (M)	TBD	(119,000)		(1,106)	68
B3 S.A. - Brasil, Bolsa, Balcao (M)	BOA	Federal Funds Effective Rate -0.40% (M)	TBD	(73,900)		(172)	(13)
Banco do Brasil S.A (MT)	MSC	Federal Funds Effective Rate +0.45% (M)	TBD	560,900		3,814	(102)
Banco Santander-Chile (M)	MSC	Federal Funds Effective Rate +0.55% (M)	TBD	57,495		915	(7)
Bilibili Inc. (M)	GSC	Federal Funds Effective Rate -1.32% (M)	TBD	(28,145)		(554)	(112)
Camtek Ltd. (MT)	GSC	Federal Funds Effective Rate -1.50% (M)	TBD	(12,579)		(302)	26
Capitec Bank Holdings (MT)	GSC	South African Johannesburg Interbank Agreed Rate -0.75% (M)	TBD	(7,872)	ZAR	(14,905)	19
CEMEX S.A.B. de C.V. (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(125,549)		(529)	22
CEMEX S.A.B. de C.V. (MT)	BOA	Federal Funds Effective Rate -0.30% (M)	TBD	(62,895)		(267)	13
China National Building Material Company Limited (MT)	GSC	1M HIBOR -0.50% (M)	TBD	(1,114,000)	HKD	(7,297)	21
China Taiping Insurance Holdings Company Limited (M)	GSC	1M HIBOR -0.50% (M)	TBD	(533,800)	HKD	(4,672)	(65)
Chunbo Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -2.50% (M)	TBD	(1,173)		(210)	7
Chunbo Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -5.13% (M)	TBD	(3,329)		(592)	15
Cielo S.A. (MT)	MSC	Federal Funds Effective Rate +0.45% (M)	TBD	4,111,000		3,453	684
Coca-Cola FEMSA, S.A.B. de C.V. (MT)	GSC	Federal Funds Effective Rate +0.76% (M)	TBD	39,316		265	—
Com7 Public Company Limited (MT)	MSC	Federal Funds Effective Rate -21.50% (M)	TBD	(1,002,400)		(932)	(63)
Compal Electronics Inc. (M)	GSC	Federal Funds Effective Rate -2.00% (M)	TBD	(834,000)		(600)	(24)
Coupang, Inc. (MT)	GSC	Federal Funds Effective Rate +0.51% (M)	TBD	135,042		2,429	(450)
Dali Foods Group Company Limited (MT)	GSC	1M HIBOR -0.50% (M)	TBD	(1,097,500)	HKD	(3,896)	(1)
DB Hitek Co., Ltd. (MT)	BOA	Federal Funds Effective Rate -0.40% (M)	TBD	(9,121)		(298)	31
DBS Group Holdings Ltd (M)	GSC	Singapore Swap Offer Rate +0.50% (M)	TBD	38,177	SGD	1,317	(19)
Dyaco International Inc. (M)	HSB	Federal Funds Effective Rate -9.00% (M)	TBD	(98,000)		(127)	(4)
Erste Group Bank AG (M)	GSC	1W Euribor +0.45% (M)	TBD	7,728	EUR	229	2
Faraday Technology Corporation (MT)	GSC	Federal Funds Effective Rate -12.77% (M)	TBD	(171,000)		(1,000)	201
Flat Glass Group Co., Ltd. (MT)	BOA	1M HIBOR -0.35% (M)	TBD	(335,000)	HKD	(6,750)	57
FocalTech Systems Co., Ltd. (MT)	HSB	Federal Funds Effective Rate -10.46% (M)	TBD	(97,000)		(206)	19
Formosa Plastics Corporation (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(93,000)		(272)	10
Freeport-McMoRan Inc. (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(14,228)		(553)	13
GDS Holdings Ltd. (MT)	GSC	Federal Funds Effective Rate -1.22% (M)	TBD	(50,408)		(890)	(150)
Giant Manufacturing Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -3.25% (M)	TBD	(41,435)		(306)	35
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. (MT)	GSC	Federal Funds Effective Rate +0.51% (M)	TBD	21,899		1,476	(127)
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V. (MT)	GSC	Federal Funds Effective Rate +0.51% (M)	TBD	18,410		2,835	(196)
Grupo Bimbo S.A.B. de C.V. (MT)	GSC	Federal Funds Effective Rate +0.76% (M)	TBD	62,500		266	(3)
Grupo Comercial Chedraui, S.A.B. de C.V. (M)	MSC	Federal Funds Effective Rate +0.55% (M)	TBD	148,300		621	9
Grupo Financiero Banorte, S.A.B. de C.V. (MT)	GSC	Federal Funds Effective Rate +0.76% (M)	TBD	67,900		517	(9)
Grupo Mexico, S.A.B. de C.V. (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(94,000)		(374)	40
Haidilao International Holding Ltd. (MT)	GSC	1M HIBOR -4.75% (M)	TBD	(109,000)	HKD	(2,285)	(20)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Alternative Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)
HANA Micron Inc. (MT)	GSC	Federal Funds Effective Rate -5.00% (M)	TBD	(81,622)		(663)	63
Hangzhou Silan Microelectronics Co., Ltd. (MT)	HSB	Federal Funds Effective Rate -4.00% (M)	TBD	(34,536)		(180)	16
Hangzhou Silan Microelectronics Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -13.00% (M)	TBD	(57,300)		(300)	28
Hanon Systems (MT)	MSC	Federal Funds Effective Rate -0.88% (M)	TBD	(26,115)		(167)	1
Hansol Chemical Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -0.55% (M)	TBD	(2,971)		(461)	26
Hansol Chemical Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(1,718)		(261)	10
Hapvida Participacoes E Investimentos S/A (M)	GSC	Federal Funds Effective Rate -0.75% (M)	TBD	(112,775)		(107)	(1)
Hartalega Holdings Berhad (M)	HSB	Federal Funds Effective Rate -5.68% (M)	TBD	(317,600)		(124)	—
Headhunter Group PLC (MT) ‡	MSC	Federal Funds Effective Rate +0.55% (M)	TBD	13,705		206	(207)
Hess Corporation (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(3,574)		(502)	(4)
Hua Hong Semiconductor Limited (MT)	GSC	1M HIBOR -0.50% (M)	TBD	(272,000)	HKD	(7,303)	(12)
HYBE Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -0.55% (M)	TBD	(5,961)		(653)	(164)
Hyundai Mobis Co., Ltd. (MT)	GSC	Federal Funds Effective Rate +0.76% (M)	TBD	4,948		800	(18)
Hyundai Motor Company (MT)	MSC	Federal Funds Effective Rate -0.55% (M)	TBD	(2,367)		(295)	13
Infosys Limited (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(26,157)		(517)	47
InMode Ltd (MT)	GSC	Federal Funds Effective Rate +0.51% (M)	TBD	60,496		2,201	(47)
Itau Unibanco Holding S.A. (MT)	GSC	Federal Funds Effective Rate +0.51% (M)	TBD	686,119		3,325	(37)
JD.com, Inc. (MT)	GSC	1M HIBOR +0.50% (M)	TBD	1,433	HKD	346	(4)
JD.com, Inc. (MT)	GSC	Federal Funds Effective Rate +0.51% (M)	TBD	21,533		1,274	(68)
Jeronimo Martins, SGPS, S.A. (M)	GSC	1W Euribor +0.45% (M)	TBD	68,111	EUR	1,418	(49)
KakaoBank Corp. (MT)	GSC	Federal Funds Effective Rate -4.25% (M)	TBD	(38,665)		(820)	76
Kanzhun Limited (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(18,482)		(361)	(14)
KCE Electronics Public Company Limited (MT)	MSC	Federal Funds Effective Rate -45.00% (M)	TBD	(647,800)		(907)	17
Kerry Express (Thailand) Public Company Limited (MT)	MSC	Federal Funds Effective Rate -28.00% (M)	TBD	(224,300)		(117)	(6)
KIA Corporation (MT)	MSC	Federal Funds Effective Rate -0.05% (M)	TBD	(5,988)		(296)	15
Kimberly - Clark De Mexico S.A.B. De C.V. (MT)	GSC	Federal Funds Effective Rate -0.95% (M)	TBD	(199,400)		(339)	(3)
Kinsus Interconnect Technology Corp. (MT)	MSC	Federal Funds Effective Rate -9.25% (M)	TBD	(260,000)		(1,141)	254
Kiwoom Securities Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -2.13% (M)	TBD	(13,686)		(935)	26
Klabin S.A. (MT)	MSC	Federal Funds Effective Rate -1.38% (M)	TBD	(248,500)		(987)	47
Krafton, Inc. (MT)	GSC	Federal Funds Effective Rate -4.75% (M)	TBD	(3,189)		(455)	31
Kumba Iron Ore Ltd (MT)	HSB	South African Johannesburg Interbank Agreed Rate -0.60% (M)	TBD	(9,778)	ZAR	(4,729)	(5)
Kumho Petrochemical Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -1.50% (M)	TBD	(4,681)		(504)	38
Lasertec Co., Ltd. (MT)	GSC	Tokyo Overnight Average Rate -0.45% (M)	TBD	(6,700)	JPY	(180,666)	263
Leeno Industrial Inc. (MT)	MSC	Federal Funds Effective Rate -4.13% (M)	TBD	(5,936)		(765)	23
LG Chem, Ltd. (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(266)		(143)	17
LG Display Co., Ltd. (M)	GSC	Federal Funds Effective Rate -1.25% (M)	TBD	(52,243)		(576)	62
LG H&H Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(1,634)		(897)	(34)
Luxshare Precision Industry (Kunshan) Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -2.51% (M)	TBD	(39,100)		(177)	(1)
Maxscend Microelectronics Company Limited (MT)	GSC	Federal Funds Effective Rate -13.00% (M)	TBD	(23,600)		(393)	2
MediaTek Inc. (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(41,000)		(995)	164
Micro-Star International Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -9.85% (M)	TBD	(172,000)		(683)	14
Mizrahi-Tefahot Bank Ltd. (MT)	GSC	3M Tel Aviv Interbank Offered Rate +0.70% (M)	TBD	29,693	ILS	3,656	(81)
Muangthai Capital Public Company Limited (MT)	MSC	Federal Funds Effective Rate -13.50% (M)	TBD	(848,700)		(942)	5
Murata Manufacturing Co., Ltd. (MT)	GSC	Tokyo Overnight Average Rate -0.45% (M)	TBD	(11,700)	JPY	(87,539)	79
Nan Ya P.C.B. Service Company (MT)	MSC	Federal Funds Effective Rate -19.00% (M)	TBD	(132,000)		(1,312)	324
Nan Ya Plastics Corporation (MT)	MSC	Federal Funds Effective Rate -0.55% (M)	TBD	(267,000)		(659)	44
NANTEX Industry Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -8.75% (M)	TBD	(485,000)		(626)	39
Natura & Co Holding SA (M)	MSC	Federal Funds Effective Rate -1.05% (M)	TBD	(74,900)		(178)	13
NAVER Corporation (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(5,834)		(864)	47
Ncsoft Corporation (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(1,090)		(383)	(2)
Netmarble Corp. (MT)	GSC	Federal Funds Effective Rate -1.00% (M)	TBD	(24,215)		(967)	(188)
Nine Dragons Paper (Holdings) Limited (MT)	GSC	1M HIBOR -0.50% (M)	TBD	(1,010,000)	HKD	(6,370)	(107)
NIO, Inc. (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(61,675)		(786)	186
Nova Ltd. (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(2,891)		(251)	15
Novatek Microelectronics Corp. (MT)	MSC	Federal Funds Effective Rate -4.63% (M)	TBD	(65,000)		(633)	(34)
Nuvoton Technology Corporation (MT)	GSC	Federal Funds Effective Rate -8.50% (M)	TBD	(144,000)		(600)	60

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Alternative Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Nuvoton Technology Corporation (MT)	MSC	Federal Funds Effective Rate -14.50% (M)	TBD	(76,000)		(308)	21
OI S.A. - In Judicial Reorganization (MT)	MSC	Federal Funds Effective Rate -8.00% (M)	TBD	(7,021,400)		(265)	39
OI S.A. - In Judicial Reorganization (M)	GSC	Federal Funds Effective Rate -7.50% (M)	TBD	(3,122,100)		(94)	(7)
Ozon Holdings PLC (M) ‡	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(48,131)		(558)	561
PagSeguro Digital Ltd. (M)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(12,594)		(116)	6
PANJIT International Inc. (MT)	MSC	Federal Funds Effective Rate -9.75% (M)	TBD	(511,000)		(1,058)	91
Parade Technologies, Ltd. (MT)	GSC	Federal Funds Effective Rate -6.25% (M)	TBD	(37,000)		(1,013)	81
Petpal Pet Nutrition Technology Co.,Ltd. (MT)	HSB	Federal Funds Effective Rate +0.75% (M)	TBD	193,300		490	—
Pinduoduo Inc. (MT)	GSC	Federal Funds Effective Rate +0.51% (M)	TBD	16,374		1,438	(101)
Playtika Holding Corp. (MT)	GSC	Federal Funds Effective Rate -0.51% (M)	TBD	(15,957)		(144)	9
Powerchip Semiconductor Manufacturing Corp. (MT)	GSC	Federal Funds Effective Rate -3.00% (M)	TBD	(663,000)		(762)	76
Proya Cosmetics Co.,Ltd. (MT)	GSC	Federal Funds Effective Rate +1.01% (M)	TBD	44,300		1,047	17
PT Unilever Indonesia, Tbk. (M)	CIT	OBFR -2.66% (M)	TBD	(269,400)		(81)	(2)
PT Unilever Indonesia, Tbk. (MT)	HSB	Federal Funds Effective Rate -3.50% (M)	TBD	(1,546,100)		(472)	4
PT Unilever Indonesia, Tbk. (M)	MBL	Federal Funds Effective Rate -4.00% (M)	TBD	(485,200)		(148)	1
Public Joint Stock Company Detsky Mir (M) ‡	GSC	Federal Funds Effective Rate +0.96% (M)	TBD	560,770		553	(555)
Public Joint Stock Company Magnet (MT) ‡	GSC	Federal Funds Effective Rate +0.96% (M)	TBD	66,084		1	(1)
Public Joint Stock Company Sberbank of Russia (M) ‡	GSC	Federal Funds Effective Rate +0.96% (M)	TBD	41,476		0	—
Raiffeisen Bank International AG (M)	MSC	Federal Funds Effective Rate +0.35% (M)	TBD	23,703	EUR	356	8
Realtek Semiconductor Corporation (MT)	MSC	Federal Funds Effective Rate -2.13% (M)	TBD	(93,000)		(927)	4
Reliance Industries Limited (MT)	GSC	Federal Funds Effective Rate +0.96% (M)	TBD	3,716		241	(13)
Renew Energy Global PLC (MT)	MSC	Federal Funds Effective Rate -0.63% (M)	TBD	(32,233)		(184)	7
Samsung Electro-Mechanics Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(7,801)		(845)	42
SAPPI (MT)	GSC	South African Johannesburg Interbank Agreed Rate -0.75% (M)	TBD	(92,023)	ZAR	(4,532)	1
SDI Corporation (MT)	MSC	Federal Funds Effective Rate -9.13% (M)	TBD	(155,000)		(536)	48
Sendas Distribuidora S/A (MT)	GSC	Federal Funds Effective Rate +0.86% (M)	TBD	71,500		277	(14)
Shanghai Wingtech Electronics Technology Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -4.50% (M)	TBD	(62,800)		(514)	39
Shenzhen Goodix Technology Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -10.59% (M)	TBD	(2,216)		(17)	1
Shenzhen Goodix Technology Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -12.00% (M)	TBD	(51,800)		(391)	15
Shenzhou International Group Holdings Limited (MT)	GSC	1M HIBOR -0.50% (M)	TBD	(42,400)	HKD	(3,280)	(56)
Silergy Corp. (MT)	GSC	Federal Funds Effective Rate -4.00% (M)	TBD	(63,000)		(1,177)	283
SK Biopharmaceuticals Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -0.75% (M)	TBD	(4,057)		(228)	(3)
SK Hynix Inc. (M)	GSC	Federal Funds Effective Rate -0.76% (M)	TBD	8,572		537	(30)
SK ie Technology Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -1.75% (M)	TBD	(14,455)		(698)	93
SKSHU Paint Co., Ltd. (MT)	HSB	Federal Funds Effective Rate -1.00% (M)	TBD	(57,700)		(989)	44
Southern Copper Corporation (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(3,649)		(221)	1
Sri Trang Agro-Industry Public Company Limited (MT)	MSC	Federal Funds Effective Rate -30.00% (M)	TBD	(1,576,700)		(836)	(137)
StarHub Ltd (M)	GSC	Singapore Swap Offer Rate -0.50% (M)	TBD	(129,500)	SGD	(141)	5
Sunny Optical Technology (Group) Company Limited (M)	GSC	1M HIBOR -0.50% (M)	TBD	(65,700)	HKD	(6,820)	94
Suzano S.A. (MT)	GSC	Federal Funds Effective Rate -4.64% (M)	TBD	(55,448)		(546)	14
Suzuki Motor Corporation (MT)	GSC	Tokyo Overnight Average Rate +0.47% (M)	TBD	61,000	JPY	286,879	(201)
Synaptics Incorporated (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(5,102)		(510)	26
Taiyo Yuden Co, Ltd (MT)	GSC	Tokyo Overnight Average Rate -0.45% (M)	TBD	(12,100)	JPY	(53,180)	52
Techtronic Industries Company Limited (MT)	GSC	1M HIBOR -0.50% (M)	TBD	(77,500)	HKD	(7,750)	130
Tencent Holdings Limited (M)	GSC	1M HIBOR +0.50% (M)	TBD	21,200	HKD	6,657	52
The Siam Cement Public Company Limited (MT)	GSC	Federal Funds Effective Rate -0.50% (M)	TBD	(91,400)		(861)	(40)
TOA Paint (Thailand) Company Limited (MT)	MSC	Federal Funds Effective Rate -8.13% (M)	TBD	(338,300)		(315)	(16)
Top Glove Corporation Bhd (MT)	MSC	Federal Funds Effective Rate -7.88% (M)	TBD	(1,939,900)		(369)	(32)
Trip.com Group Limited (MT)	GSC	Federal Funds Effective Rate +0.51% (M)	TBD	7,889		258	19
TSE Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -5.50% (M)	TBD	(13,039)		(400)	18
TSE Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -6.75% (M)	TBD	(6,520)		(212)	21
TSRC Corporation (MT)	GSC	Federal Funds Effective Rate -2.25% (M)	TBD	(590,000)		(543)	24
Unimicron Technology Corp. (MT)	GSC	Federal Funds Effective Rate -3.50% (M)	TBD	(211,000)		(1,150)	326
UPI Semiconductor Corp. (MT)	GSC	Federal Funds Effective Rate -13.00% (M)	TBD	(98,000)		(1,001)	239
USI Corporation (MT)	MSC	Federal Funds Effective Rate -3.75% (M)	TBD	(407,000)		(281)	(12)
VK Company Limited (MT) ‡	MSC	Federal Funds Effective Rate -6.50% (M)	TBD	(137,620)		(482)	479
Weibo Corporation (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(27,001)		(446)	(69)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Alternative Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Will Semiconductor Co., Ltd. Shanghai (MT)	GSC	Federal Funds Effective Rate -5.66% (M)	TBD	(61,150)		(722)	43
WIN Semiconductors Corp. (MT)	MSC	Federal Funds Effective Rate -6.50% (M)	TBD	(84,000)		(432)	58
WIN Semiconductors Corp. (MT)	GSC	Federal Funds Effective Rate -5.00% (M)	TBD	(86,000)		(421)	39
Wipro Limited (MT)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(75,554)		(381)	30
Wix.Com Ltd. (M)	GSC	Federal Funds Effective Rate -0.25% (M)	TBD	(3,103)		(266)	28
Xiaomi Corporation (MT)	GSC	1M HIBOR -0.50% (M)	TBD	(738,600)	HKD	(8,494)	55
Xinyi Glass Holdings Limited (M)	GSC	1M HIBOR -0.50% (M)	TBD	(564,000)	HKD	(8,415)	30
Xinyi Solar Holdings Limited (MT)	GSC	1M HIBOR -0.50% (M)	TBD	(188,000)	HKD	(1,626)	1
Yageo Corporation (MT)	MSC	Federal Funds Effective Rate -4.50% (M)	TBD	(35,020)		(561)	47
Yangtze Optical Fibre And Cable Joint Stocks Limited Company (MT)	GSC	1M HIBOR +0.50% (M)	TBD	142,000	HKD	2,062	(12)
YiHai International Holdings Limited (MT)	GSC	1M HIBOR -0.50% (M)	TBD	(225,000)	HKD	(6,131)	(9)
Zoomlion Heavy Industry Science and Technology Co., Ltd. (MT)	GSC	1M HIBOR -2.50% (M)	TBD	(1,280,800)	HKD	(4,970)	31
							3,118

‡Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

JNL Multi-Manager Alternative Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
EQUITY
AVEVA Group plc (MT)	OBFR +0.40% (Q)	BOA	01/02/24		995	—	15
Bristol-Myers Squibb Company (M)‡	1M LIBOR +0.00% (Q)	BOA	01/02/24		—	—	23
Brookfield Property Preferred LP (M)	OBFR +0.75% (M)	BOA	08/02/23		38	—	(5)
Cazoo Group Ltd (MT)	OBFR +0.75% (Q)	BOA	12/29/24		13	—	(8)
HomeServe PLC (MT)	OBFR +0.60% (Q)	BOA	05/24/23		3,069	—	19
Summit Industrial Income REIT (MT)	OBFR +1.20% (Q)	BOA	11/25/23		1,569	—	(1)
AVEVA Group plc (MT)	OBFR +0.61% (Q)	GSC	12/13/23		658	—	31
Euronav (MT)	OBFR +0.61% (Q)	GSC	10/12/23		546	—	(59)
Willis Towers Watson Public Limited Company (M)	SOFR +0.61% (Q)	GSC	05/16/23		555	—	86
Aareal Bank AG (MT)	OBFR +0.55% (Q)	JPM	07/07/23		413	—	22
Autogrill S.P.A. (MT)	OBFR +0.55% (Q)	JPM	07/15/23		978	—	45
AVEVA Group plc (MT)	OBFR +0.45% (Q)	JPM	01/02/24		363	—	5
EMIS Group PLC (MT)	OBFR +0.45% (Q)	JPM	09/19/23		587	—	17
HomeServe PLC (MT)	OBFR +0.45% (Q)	JPM	06/05/23		593	—	1
						—	191
Total return swap agreements - paying return
EQUITY
Frontline Ltd. (MT)	OBFR -4.50% (Q)	GSC	11/10/23		(350)	—	46
Super Hi International Holding Ltd. (MT)‡	1M HIBOR -9.00% (M)	GSC	12/31/25	HKD	(91)	—	1
China Resources Microelectronics Limited (MT)	OBFR -0.30% (M)	JPM	09/18/23		(101)	—	3
Dufry AG (MT)	OBFR -0.75% (Q)	JPM	09/05/23		(33)	—	(1)
China Resources Microelectronics Limited (MT)	Federal Funds Effective Rate -9.34% (M)	MSC	09/25/23		(423)	—	10
Wangsu Science & Technology Co., Ltd. (MT)	Federal Funds Effective Rate -9.85% (M)	MSC	09/23/23		(154)	—	3
						—	62

‡Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager Alternative Fund
Assets - Securities
Common Stocks	429,590	83,325	665	513,580
Corporate Bonds And Notes	—	285,651	161	285,812
Non-U.S. Government Agency Asset-Backed Securities	—	121,062	70	121,132
Government And Agency Obligations	—	99,395	—	99,395
Senior Floating Rate Instruments	—	10,983	714	11,697
Other Equity Interests	—	—	6,855	6,855
Preferred Stocks	1,104	—	171	1,275
Investment Companies	—	257	—	257
Warrants	88	—	—	88
Rights	—	—	77	77
Short Term Investments	152,521	26,256	—	178,777
	583,303	626,929	8,713	1,218,945
Liabilities - Securities
Common Stocks	(165,654)	(2,625)	—	(168,279)
Investment Companies	(28,110)	—	—	(28,110)
Senior Floating Rate Instruments[1]	—	—	(4)	(4)
Short Term Investments	—	(17,986)	—	(17,986)
	(193,764)	(20,611)	(4)	(214,379)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	1,502	—	—	1,502
Centrally Cleared Interest Rate Swap Agreements	—	4,569	—	4,569
Centrally Cleared Credit Default Swap Agreements	—	165	—	165
Exchange Traded Futures Options	217	—	—	217
Exchange Traded Purchased Options	682	—	—	682
Open Forward Foreign Currency Contracts	—	1,142	—	1,142
OTC Contracts for Difference	—	5,976	1,040	7,016
OTC Total Return Swap Agreements	—	303	24	327
	2,401	12,155	1,064	15,620
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(5,969)	—	—	(5,969)
Centrally Cleared Interest Rate Swap Agreements	—	(3,336)	—	(3,336)
Centrally Cleared Credit Default Swap Agreements	—	(29)	—	(29)
Exchange Traded Futures Options	(49)	—	—	(49)
Exchange Traded Written Options	(1,152)	—	—	(1,152)
OTC Written Options	—	(336)	—	(336)
Open Forward Foreign Currency Contracts	—	(1,999)	—	(1,999)
OTC Interest Rate Swap Agreements	—	(71)	—	(71)
OTC Contracts for Difference	—	(3,135)	(763)	(3,898)
OTC Total Return Swap Agreements	—	(74)	—	(74)
	(7,170)	(8,980)	(763)	(16,913)

1 Unfunded commitments are not reflected in total investments in the Schedule of Investments. Net unrealized appreciation (depreciation) is reflected as an asset or liability, if applicable, in the table. See Unfunded Commitments table following Schedule of Investments.

2 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Multi-Manager Emerging Markets Equity Fund
COMMON STOCKS 96.9%
China 26.3%
Alibaba Group Holding Limited (a) (b)	1,008	11,018
Alibaba Group Holding Limited - ADR (a)	10	900
Amoy Diagnostics Co., Ltd. - Class A	61	233
Angang Steel Company Limited - Class A	667	256
Angel Yeast Co., Ltd. - Class A	1,002	6,502
Anhui Conch Cement Company Limited - Class H	271	945
Anhui Gujing Distillery Company Limited - Class B	298	4,775
ANTA Sports Products Limited	198	2,580
Asymchem Laboratories (Tianjin) Co., Ltd. - Class A	9	194
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H (b) (c)	18	259
Autohome Inc. - Class A - ADR	114	3,486
Baidu, Inc. - Class A (a) (b)	451	6,437
Bank of Ningbo Co., Ltd. - Class A	229	1,064
Baoshan Iron & Steel Co., Ltd. - Class A	710	570
Beijing Capital International Airport Co., Ltd. - Class H (a)	3,986	2,918
BYD Company Limited - Class H	6	147
China Construction Bank Corporation - Class H	9,725	6,071
China Longyuan Power Group Corporation Limited - Class H	1,793	2,178
China Merchants Bank Co., Ltd. - Class H	690	3,838
China National Building Material Company Limited - Class H	1,278	1,045
China Oilfield Services Limited - Class A	1,632	3,899
China Oilfield Services Limited - Class H	525	633
China Overseas Land & Investment Limited	136	356
China Pacific Insurance (Group) Co., Ltd. - Class H	319	707
China Railway Group Limited - Class A	745	594
China Resources Beer (Holdings) Company Limited	322	2,239
China Resources Gas Group Limited	1,165	4,340
China Tourism Group Duty Free Corporation Limited - Class A	60	1,864
China Vanke Co., Ltd. - Class H	175	352
China Yangtze Power Co., Ltd. - Class A	227	683
Contemporary Amperex Technology Co., Limited - Class A	62	3,514
Country Garden Holdings Company Limited (c)	307	104
Country Garden Services Holdings Company Limited	68	168
CSC Financial Co., Ltd. - Class H (b)	1,063	929
CSPC Pharmaceutical Group Limited	381	398
Eastroc Beverage(Group) Co., Ltd. - Class A	168	4,292
ENN energy Holdings Limited	151	2,102
Fuyao Glass Industry Group Co., Ltd. - Class A	796	4,009
Ganfeng Lithium Group Co., Ltd - Class H (b)	124	924
GDS Holdings Ltd. - ADR (a)	4	88
Glodon Company Limited - Class A	96	825
Great Wall Motor Company Limited - Class H	349	451
Guangdong Investment Limited	3,300	3,368
Guangzhou Tinci Materials Technology Co., Ltd. - Class A	149	941
H World Group Limited - ADR	7	310
Haidilao International Holding Ltd. (a) (b) (c)	341	975
Haitian International Holdings Limited	2,211	5,896
Hangzhou Tigermed Consulting Co., Ltd - Class A	24	358
Hangzhou Tigermed Consulting Co., Ltd - Class H (b)	34	393
Hisense Home Appliances Group Co., Ltd. - Class A	117	222
Hosa International Limited (a) (c) (d)	7,408	—
Industrial and Commercial Bank of China Limited - Class H	2,030	1,045
Inner Mongolia Yili Industrial Group Co., Ltd. - Class A	677	3,011
JD.com, Inc. - Class A	37	1,043
JD.com, Inc. - Class A - ADR	21	1,161
Joyy Inc. - Class A - ADR	60	1,880
KE Holdings Inc. - Class A - ADR (a)	496	6,924
Kingdee International Software Group Company Limited (a)	326	690
Kweichow Moutai Co., Ltd. - Class A	17	4,283
Li Ning Company Limited	1,415	12,212
Longfor Properties Co. Ltd. (c)	994	3,049
Meituan - Class B (a) (b)	136	3,006
MicroPort Scientific Corporation (a) (c)	70	182
NARI Technology Co., Ltd. - Class A	1,085	3,806
NetEase, Inc.	35	510
Ping An Insurance (Group) Co of China Ltd - Class H	292	1,914
Poly Developments and Holdings Group Co., Ltd. - Class A	86	187
Qingdao Haier Biomedical Co Ltd - Class A	288	2,629
Qinghai Salt Lake Industry Co., Ltd - Class A (a)	88	288
Remegen, Ltd. - Class A (a)	7	78
Remegen, Ltd. - Class H (a) (b) (c)	33	245
SANY Heavy Industry Co., Ltd. - Class A	188	427
Shandong Weigao Group Medical Polymer Company Limited - Class H	1,936	3,170
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. - Class H (c)	125	400
Shanghai Pu Tai Lai New Energy Technology Co., Ltd. - Class A	58	434
Shenzhen H&T Intelligent Control Co., Ltd. - Class A	1,245	2,611
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	16	722
Shenzhou International Group Holdings Limited	821	9,167
Silergy Corp.	236	3,349
Sinoma Science & Technology Co., Ltd. - Class A	421	1,293
Tencent Holdings Limited	239	10,148
Tingyi (Cayman Islands) Holding Corp.	1,834	3,243
Tongcheng-Elong Holdings Limited (a) (b)	2,331	5,572
Tongdao Liepin Group (a) (b)	2,216	2,607
Trip.com Group Limited (a)	179	6,317
Trip.com Group Limited - ADR (a)	18	618
Tsingtao Brewery Co., Ltd. - Class H	612	6,046
Weichai Power Co., Ltd. - Class A	2,716	3,969
WuXi AppTec Co., Ltd. - Class A	28	326
WuXi AppTec Co., Ltd. - Class H (b)	739	7,644
Wuxi Biologics Cayman Inc (a) (b)	44	338
Wuxi Lead Intelligent Equipment Co., Ltd. - Class A	79	454
Xiamen Faratronic Co., Ltd. - Class A	259	5,952
Xpeng Inc. (a) (c)	161	776
Xpeng Inc. - ADR (a)	63	625
Xtep International Holdings Limited	552	612
Yadea Group Holdings Ltd (b)	1,672	2,798
Yangzijiang Shipbuilding (Holdings) Ltd.	4,577	4,648
Yatsen Holding Ltd - Class A - ADR (a) (c)	335	489
Yifeng Pharmacy Chain Co., Ltd. - Class A	49	445
YiHai International Holdings Limited	199	701
Yunnan Energy New Material Co., Ltd. - Class A	53	1,007
Zhejiang Hangke Technology Incorporated Company - Class A	43	272
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class A	663	518
ZTO Express (Cayman) Inc. - Class A - ADR	265	7,128
		244,319
India 13.4%
Apollo Hospitals Enterprise Limited	11	599
Ashok Leyland Limited	787	1,369
Axis Bank Limited	401	4,533
Bharat Electronics Limited	500	606
Bharti Airtel Limited	361	3,522
Computer Age Management Services Private Limited	213	5,748
Divis Laboratories Limited	193	7,959
HDFC Bank Limited	416	8,198
Hindalco Industries Limited	601	3,450
ICICI Bank Limited	584	6,306
Indiamart Intermesh Limited	46	2,393
Infosys Limited - ADR	68	1,230
Kotak Mahindra Bank Limited	620	13,694
Mahindra and Mahindra Limited	66	1,001
Multi Commodity Exchange of India Limited	353	6,654
Oracle Financial Services Software Limited	196	7,176
Petronet LNG Limited	1,713	4,464
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
PI Industries Limited	112	4,648
Power Grid Corporation of India Limited	299	774
Reliance Industries Limited	340	10,473
SBI Life Insurance Company Limited (b)	83	1,235
Shree Cement Limited	10	2,763
Shriram Finance Limited	178	2,961
Star Health and Allied Insurance Company Limited (a)	314	2,150
Tata Consultancy Services Limited	140	5,533
Tata Steel Limited	365	499
Tech Mahindra Limited	244	3,005
UPL Limited	69	597
WNS (Holdings) Limited - ADR (a)	137	10,955
Zomato Limited (a)	798	574
		125,069
Taiwan 8.4%
ADDCN Technology Co., Ltd.	846	5,227
Airtac International Group	207	6,248
ASE Technology Holding Co., Ltd.	627	1,905
BizLink Holding Inc.	354	2,729
E Ink Holdings Inc.	356	1,867
Hon Hai Precision Industry Co., Ltd.	3,154	10,251
Kerry TJ Logistics Company Limited	2,148	2,645
MediaTek Inc.	254	5,161
Nanya Technology Corporation	1,224	2,041
Sporton International Inc.	745	5,085
Taiwan Semiconductor Manufacturing Company Limited	2,418	35,161
		78,320
South Korea 8.0%
Amorepacific Corporation	16	1,761
CJ CheilJedang Corp.	11	3,238
Coupang, Inc. - Class A (a)	170	2,490
Duzon Bizon Co., Ltd.	114	3,338
E-MART Inc.	8	608
Hyundai Motor Company	34	4,080
Kangwon Land, Inc. (a)	252	4,626
KT Corp	103	2,752
KT&G Corporation	11	824
Leeno Industrial Inc.	14	1,786
LOTTE Chemical Corporation	17	2,374
Ncsoft Corporation	1	388
Nice Information Service Co., Ltd.	457	4,413
POSCO Holdings Inc.	2	542
S-1 Corporation	130	6,055
Samsung C&T Corporation	10	861
Samsung Electronics Co Ltd	529	23,176
SaraminHR Co., Ltd.	218	4,548
SK innovation Co., Ltd. (a)	7	825
SK Telecom Co., Ltd.	44	1,643
Webcash Co., Ltd.	200	2,301
Younglimwon Soft Lab Co., Ltd.	281	2,005
		74,634
Hong Kong 6.0%
AIA Group Limited	1,846	20,355
Angang Steel Company Limited - Class H	72	20
China Mengniu Dairy Company Limited	2,245	10,163
China Overseas Holdings Limited	4,055	4,204
Galaxy Entertainment Group Limited	681	4,471
Hong Kong Exchanges and Clearing Limited	122	5,260
Melco Resorts & Entertainment Limited - ADR (a)	187	2,152
Super Hi International Holding Ltd. (a) (c)	35	44
Techtronic Industries Company Limited	768	8,527
The Wharf (Holdings) Limited	61	179
Zhongsheng Group Holdings Limited	35	182
		55,557
Brazil 5.8%
American Beverage Co Ambev	1,482	4,059
Banco BTG Pactual S/A	833	3,762
BB Seguridade Participacoes S/A	130	830
Boa Vista Servicos S/A	6,120	8,416
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP	150	1,607
Hapvida Participacoes E Investimentos S/A (b)	5,393	5,152
Klabin S.A.	732	2,761
Magazine Luiza S.A.	808	415
Multiplan Empreendimentos Imobiliarios S/A (a)	706	2,914
Petroleo Brasileiro S/A Petrobras.	236	1,250
Raia Drogasil S.A.	91	410
Tegma Gestao Logistica S.A. (e)	2,716	9,952
TIM S.A	451	1,054
TOTVS S.A.	717	3,745
Vale S.A. - ADR	208	3,524
Vasta Platform Limited - Class A (a) (c) (e)	1,077	4,307
		54,158
Mexico 5.6%
Arca Continental S.A.B. de C.V.	508	4,125
Banco Actinver, S.A., Institucion de Banca Multiple, Grupo Financiero Actinver	92	108
Corporacion Moctezuma S.A.B. de C.V. (c)	2,019	6,008
Fresnillo PLC	344	3,762
GRUMA, S.A.B. de C.V. - Class B	388	5,195
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. - Class B	604	4,647
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V. - Series B - ADR	27	3,865
Grupo Aeroportuario del Sureste, S.A.B. de C.V. - Class B - ADR	32	7,441
Grupo Mexico, S.A.B. de C.V. - Class B	1,292	4,536
Orbia Advance Corporation, S.A.B. de C.V.	979	1,736
Qualitas Controladora, S.A.B. De C.V.	905	4,005
Wal - Mart de Mexico, S.A.B. de C.V.	1,945	6,875
		52,303
Thailand 3.5%
Bangkok Dusit Medical Services Public Company Limited.	5,047	4,232
Central Pattana Public Company Limited	96	197
CP ALL Public Company Limited	471	928
Fabrinet (a)	44	5,690
Humanica Limited	10,886	3,482
KASIKORNBANK Public Company Limited	773	3,294
Land and Houses Public Company Limited - NVDR	7,584	2,170
Land and Houses Public Company Limited	8,183	2,342
PTT Exploration And Production Public Company Limited	621	3,177
Union Auction Public Company Limited (e)	26,502	7,180
		32,692
Poland 3.5%
Allegro.eu (a) (b)	911	5,251
Dino Polska Spolka Akcyjna (a) (b)	96	8,224
Grupa Pracuj Spolka Akcyjna	863	8,103
Powszechny Zaklad Ubezpieczen Spolka Akcyjna	606	4,911
Wirtualna Polska Holding SA	245	5,665
		32,154
Indonesia 3.1%
Aneka Tambang (Persero), PT TBK	1,752	225
PT Avia Avian Tbk	66,243	2,679
PT Dayamitra Telekomunikasi	56,424	2,903
PT Sarana Menara Nusantara Tbk	40,379	2,854
PT Telkom Indonesia (Persero) Tbk	2,148	517
PT. Bank Central Asia Tbk	15,607	8,536
PT. Bank Rakyat Indonesia (Persero) Tbk.	34,455	10,884
		28,598
South Africa 2.1%
Capitec Bank Holdings	52	5,680
Clicks Group	171	2,721
Discovery (a)	124	905
Firstrand Ltd	1,324	4,846
Gold Fields Limited	124	1,290
Kumba Iron Ore Ltd (b) (c)	83	2,450
Naspers Ltd - Class N	7	1,119
Sibanye Stillwater	184	487
		19,498
Malaysia 2.0%
Carlsberg Brewery Malaysia Berhad	1,172	6,091
CIMB Group Holdings Berhad	5,012	6,593

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Heineken Malaysia Berhad	1,070	6,117
		18,801
United Kingdom 1.5%
Anglo American PLC	44	1,698
Baltic Classifieds Group PLC	4,550	7,769
Endava PLC - Class A - ADR (a)	27	2,084
Hikma Pharmaceuticals Public Limited Company	14	270
Standard Chartered PLC	297	2,248
		14,069
Hungary 1.2%
MOL Hungarian Oil and Gas Public Limited Company	132	919
OTP Bank Nyrt.	150	4,073
Wizz Air Holdings PLC (a) (b)	244	5,713
		10,705
Saudi Arabia 1.1%
Saudi British Bank	653	6,780
The Saudi National Bank	290	3,907
		10,687
Luxembourg 1.0%
Globant S.A. (a)	31	5,159
Tenaris S.A.	251	4,410
		9,569
Netherlands 0.9%
ASML Holding N.V.	2	1,147
BE Semiconductor Industries N.V.	68	4,131
Prosus N.V. - Class N	49	3,379
		8,657
Singapore 0.8%
Haw Par Corporation Limited	527	3,770
Jardine Cycle & Carriage Limited (c)	188	4,025
		7,795
United States of America 0.8%
EPAM Systems, Inc. (a)	17	5,623
Freshworks, Inc. - Class A (a) (c)	97	1,423
		7,046
Chile 0.5%
Banco de Chile	48,006	4,984
Switzerland 0.5%
Lafarge	83	4,287
Philippines 0.4%
Ayala Land Inc.	444	245
Bank of The Philippine Islands	184	337
BDO Unibank, Inc.	1,446	2,751
		3,333
Czech Republic 0.2%
Komercni banka, a.s.	68	1,988
Macau 0.2%
Sands China Ltd. (a)	517	1,704
Greece 0.1%
Hellenic Telecommunications Organization S.A. - Class R	51	805
United Arab Emirates 0.0%
Emaar Properties PJSC	132	212
NMC Health PLC (d)	119	—
Russian Federation 0.0%
Headhunter Group PLC - ADR (a) (b) (d)	25	—
Public Joint Stock Company Gazprom - ADR (a) (b) (d)	627	—
Public Joint Stock Company Novatek (a) (b) (d)	150	—
Public Joint Stock Company Novatek - GDR (a) (b) (d)	1	—
Public Joint Stock Company Sberbank of Russia (a) (b) (d)	544	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel - ADR (a) (b) (d)	2	—
Public Joint Stock Society Moscow Exchange MICEX-RTS (a) (b) (d)	5,235	—
Public Joint Stock Society Oil Company Lukoil - ADR (a) (b) (d)	47	—
Publichnoe Aktsionernoe Obshchestvo Mobilnye Telesistemy - ADR (a) (b) (d)	101	—
TCS Group Holding PLC - GDR (a) (b) (d)	71	—
Yandex N.V. - Class A (a) (b) (d)	280	—
Total Common Stocks (cost $996,541)		901,944
INVESTMENT COMPANIES 0.6%
United States of America 0.6%
iShares Core MSCI Emerging Markets ETF	116	5,400
Total Investment Companies (cost $5,408)		5,400
PREFERRED STOCKS 0.5%
Brazil 0.4%
Banco Bradesco S.A. (f)	1,155	3,315
South Korea 0.1%
Samsung Electronics Co Ltd, 1.00% (g)	26	1,025
Total Preferred Stocks (cost $6,045)		4,340
RIGHTS 0.0%
United States of America 0.0%
LOTTE Chemical Corporation (a) (h)	3	91
Total Rights (cost $0)		91
SHORT TERM INVESTMENTS 1.3%
Investment Companies 1.3%
JNL Government Money Market Fund - Institutional Class, 3.89% (e) (i)	9,939	9,939
T. Rowe Price Government Reserve Fund, 4.25% (e) (i)	2,115	2,115
		12,054
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (e) (i)	1	1
Total Short Term Investments (cost $12,055)		12,055
Total Investments 99.3% (cost $1,020,049)		923,830
Other Assets and Liabilities, Net 0.7%		6,343
Total Net Assets 100.0%		930,173

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Investment in affiliate.

(f) Convertible security.

(g) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(h) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Emerging Markets Equity Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Tegma Gestao Logistica S.A.	10,300	—	3,173	753	122	2,703	9,952	1.1
Union Auction Public Company Limited	8,646	—	375	349	114	(1,205)	7,180	0.8
Vasta Platform Limited - Class A	5,680	—	1,324	—	(3,714)	3,665	4,307	0.4
	24,626	—	4,872	1,102	(3,478)	5,163	21,439	2.3

JNL Multi-Manager Emerging Markets Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Alibaba Group Holding Limited	10/25/21	16,060	11,018	1.2
Allegro.eu	08/31/22	4,798	5,251	0.6
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H	12/10/21	501	259	—
Baidu, Inc. - Class A	05/12/21	7,992	6,437	0.7
CSC Financial Co., Ltd. - Class H	02/17/21	1,326	929	0.1
Dino Polska Spolka Akcyjna	07/07/20	5,460	8,224	0.9
Ganfeng Lithium Group Co., Ltd - Class H	05/12/21	1,266	924	0.1
Haidilao International Holding Ltd.	03/10/22	557	975	0.1
Hangzhou Tigermed Consulting Co., Ltd - Class H	02/10/21	697	393	0.1
Hapvida Participacoes E Investimentos S/A	04/16/20	10,149	5,152	0.6
Headhunter Group PLC	04/20/21	1,074	—	—
Kumba Iron Ore Ltd	11/11/22	2,315	2,450	0.3
Meituan - Class B	11/01/21	3,174	3,006	0.3
Public Joint Stock Company Gazprom	11/23/21	5,367	—	—
Public Joint Stock Company Novatek	09/24/21	159	—	—
Public Joint Stock Company Novatek	01/04/17	2,678	—	—
Public Joint Stock Company Sberbank of Russia	03/09/21	2,176	—	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel	03/02/22	541	—	—
Public Joint Stock Society Moscow Exchange MICEX-RTS	04/16/20	8,676	—	—
Public Joint Stock Society Oil Company Lukoil	01/15/21	3,890	—	—
Publichnoe Aktsionernoe Obshchestvo Mobilnye Telesistemy	11/16/20	876	—	—
Remegen, Ltd. - Class H	11/25/21	233	245	—
SBI Life Insurance Company Limited	03/14/22	1,201	1,235	0.1
TCS Group Holding PLC	08/10/21	6,533	—	—
Tongcheng-Elong Holdings Limited	07/14/20	4,466	5,572	0.6
Tongdao Liepin Group	04/22/20	4,729	2,607	0.3
Wizz Air Holdings PLC	08/01/22	7,243	5,713	0.6
WuXi AppTec Co., Ltd. - Class H	03/15/21	9,138	7,644	0.8
Wuxi Biologics Cayman Inc	12/23/22	304	338	—
Yadea Group Holdings Ltd	11/02/22	2,853	2,798	0.3
Yandex N.V. - Class A	02/25/21	10,006	—	—
		126,438	71,170	7.7

JNL Multi-Manager Emerging Markets Equity Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
HKD/USD	SSB	01/04/23	HKD	33	4	—
USD/AED	SSB	01/03/23	AED	(10)	(3)	—
USD/BRL	SSB	01/03/23	BRL	(308)	(58)	—
USD/CZK	SSB	01/03/23	CZK	(568)	(25)	—
USD/EUR	MSC	01/03/23	EUR	(23)	(24)	—
USD/GBP	BCL	01/03/23	GBP	(44)	(53)	—
USD/HKD	JPM	01/03/23	HKD	(5,394)	(691)	1
USD/HKD	SSB	01/03/23	HKD	(460)	(59)	—
USD/HKD	BCL	01/04/23	HKD	(1,424)	(182)	—
USD/HUF	BCL	01/03/23	HUF	(4,297)	(12)	—
USD/IDR	SSB	01/03/23	IDR	(828,294)	(53)	(1)
USD/IDR	SSB	01/03/23	IDR	(43,550)	(3)	—
USD/MXN	HSB	01/03/23	MXN	(93)	(5)	—
USD/PHP	SSB	01/03/23	PHP	(211)	(4)	—
USD/PHP	SSB	01/04/23	PHP	(1,923)	(35)	—
USD/THB	SSB	01/03/23	THB	(3,335)	(96)	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager Emerging Markets Equity Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/ZAR	SCB	01/04/23	ZAR	(820)	(48)	—
					(1,347)	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager Emerging Markets Equity Fund
Assets - Securities
Common Stocks	116,831	785,113	—	901,944
Investment Companies	5,400	—	—	5,400
Preferred Stocks	4,340	—	—	4,340
Rights	—	91	—	91
Short Term Investments	12,055	—	—	12,055
	138,626	785,204	—	923,830
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	1	—	1
	—	1	—	1
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(1)	—	(1)
	—	(1)	—	(1)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Multi-Manager International Small Cap Fund
COMMON STOCKS 98.2%
Japan 22.7%
Alfresa Holdings Corporation	172	2,187
Anicom Holdings, Inc.	153	668
BayCurrent Consulting , Inc.	130	4,064
Bengo4.com, Inc. (a) (b)	93	1,824
Canon Marketing Japan Inc. (b)	38	859
Citizen Watch Co., Ltd. (b)	492	2,206
COLOPL, Inc.	277	1,314
Credit Saison Co., Ltd	244	3,143
Daiwabo Holdings Co., Ltd.	147	2,164
Demae-Can Co., Ltd (a) (b)	106	346
DMG Mori Co., Ltd. (b)	165	2,178
EDION Corporation (b)	188	1,835
eGuarantee, Inc.	145	2,673
Electric Power Development Co., Ltd. - Class D	334	5,333
Freee K.K. (a) (b)	37	805
Fujikura Ltd.	98	740
Ga Technologies Co., Ltd. (a)	149	1,507
GMO Payment Gateway, Inc.	30	2,454
Gulliver International Co., Ltd.	147	737
GungHo Online Entertainment, Inc.	42	674
H.U. Group Holdings, Inc.	62	1,350
HANWA Co., Ltd.	42	1,194
Hosiden Corporation.	84	993
Infomart Corporation (b)	344	937
Inter Action Corporation	56	652
IRISO Electronics Co., Ltd. (b)	71	2,255
istyle Inc. (a) (b)	205	832
Japan Elevator Service Holdings Co., Ltd.	174	2,157
Japan Petroleum Exploration Co., Ltd.	60	1,777
JEOL Ltd.	78	2,103
JMDC Inc.	52	1,497
Kamakura Shinsho, Ltd.	287	2,201
KATITAS Co., Ltd.	156	3,554
Kawasaki Kisen Kaisha, Ltd. (b)	149	3,146
KH Neochem Co., Ltd. (b)	71	1,436
Kitanotatsujin Corporation	533	1,125
Kobe Bussan Co., Ltd.	95	2,751
Komeri Co., Ltd.	48	991
Locondo, Inc. (a)	103	841
Macnica Fuji Electronics Holdings, Inc.	47	1,122
Makino Milling Machine Co., Ltd.	29	949
MegaChips Corporation	169	3,132
Mitsui O.S.K. Lines, Ltd. (b)	64	1,594
NHK SPRING Co., Ltd.	114	724
Nihon M&A Center Holdings Inc.	199	2,466
Nippon Television Holdings Inc.	90	713
Optex Group Co., Ltd. (b)	100	1,357
Outsourcing Inc. (b)	200	1,433
Raksul, Inc. (a) (b)	178	4,461
Rakus Co., Ltd.	209	2,533
Sankyo Co., Ltd.	75	3,047
Sansan, Inc. (a) (b)	130	1,269
SHIFT, Inc. (a) (b)	25	4,310
Shima Seiki Mfg., Ltd.	88	1,226
SHIMAMURA Co., Ltd.	53	5,310
SKY Perfect JSAT Holdings Inc.	253	932
Snow Peak, Inc. (b)	105	1,858
Sojitz Corporation	290	5,540
Sumitomo Forestry Co., Ltd. (b)	162	2,863
Suzuken Co., Ltd.	61	1,656
TechnoPro Holdings, Inc.	91	2,404
The Yokohama Rubber Co., Ltd. (b)	55	846
Tokyo Steel Manufacturing Co., Ltd.	162	1,466
Tokyo Tatemono Co., Ltd. (b)	153	1,845
transcosmos inc.	48	1,167
Tsugami Corporation	328	2,864
Visional,Inc. (a)	51	3,341
Wealthnavi Inc. (a) (b)	148	1,490
Yamato Kogyo Co., Ltd.	20	696
		134,117
Taiwan 7.6%
Airtac International Group	278	8,408
ASPEED Technology Inc.	74	4,053
Chicony Electronics Co., Ltd	459	1,288
Chroma ATE Inc.	631	3,720
E Ink Holdings Inc.	393	2,061
Flexium Interconnect, Inc.	506	1,615
Global Unichip Corp.	275	5,712
Kindom Construction Corp.	771	733
Radiant Opto-Electronics Corporation	1,286	4,393
SerComm Corporation (c)	444	1,105
SIBON Electronics Co., Ltd.	248	2,217
Simplo Technology Co., Ltd.	473	4,393
Supreme Electronics Co., Ltd.	681	794
TaiDoc Technology Corporation	152	918
TCI Co., Ltd.	166	925
Wistron Corporation	2,373	2,270
Wistron NeWeb Corporation	234	598
		45,203
United Kingdom 6.8%
Alpha Group International PLC	104	2,328
Angle PLC (a)	845	516
Baltic Classifieds Group PLC	1,386	2,367
Centrica PLC	4,246	4,961
Diploma PLC	72	2,400
Dotdigital Group PLC	1,001	1,003
Drax Group PLC	169	1,436
Endava PLC - Class A - ADR (a)	42	3,203
FD Technologies Public Limited Company (a)	103	1,694
Games Workshop Group PLC	54	5,586
Investec PLC	482	3,005
Keller Group PLC	114	1,105
Molten Ventures PLC (a)	211	903
Naked Wines PLC (a) (b)	374	575
OSB Group PLC	207	1,217
Redde Northgate PLC	413	2,043
Serco Group PLC	398	750
Team17 Group PLC (a)	305	1,626
Trustpilot Group PLC (a)	867	1,024
Victoria P.L.C. (a) (b)	435	2,538
		40,280
Sweden 6.7%
Addtech AB - Class B	324	4,635
Avanza Bank Holding AB (b)	454	9,735
Bactiguard Holding AB - Class B (a) (b)	49	515
Betsson AB - Class B (a)	88	712
CellaVision AB	24	530
Hemnet AB	183	2,201
HMS Networks AB	80	2,620
Nordnet AB	226	3,274
Paradox Interactive AB (publ)	99	2,004
Sdiptech AB (publ) - Class B (a) (b)	76	1,663
SSAB AB - Class B	953	4,979
Storytel AB (publ) - Class B (a) (b)	63	270
Swedbank AB	453	1,338
Thule Group AB (d)	83	1,730
Vitec Software Group AB (publ) - Class B	43	1,746
VNV Global AB (publ) (a)	279	699
Xvivo Perfusion Aktiebolag (a)	45	789
		39,440
Australia 6.1%
Austal Limited	444	628
Charter Hall Retail REIT	329	858
Cleanspace Holdings Limited (a)	895	303
Coronado Global Resources Inc. - CDI (d)	772	1,053
Elders Limited	98	675
GrainCorp Limited - Class A	514	2,599
Helia Group Limited	366	687
HUB24 Limited	203	3,662
JB Hi-Fi Limited (b)	168	4,809
Lovisa Holdings Limited	182	2,870
Metcash Limited	1,368	3,696
Netwealth Group Limited	241	1,983

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
New Hope Corporation Limited	677	2,954
Perenti Limited	1,330	1,189
Pilbara Minerals Limited (a)	1,416	3,635
Vulcan Energy Resources Limited (a) (b)	87	376
Whitehaven Coal Limited	589	3,810
		35,787
Canada 5.9%
AGF Management Limited - Class B (b)	543	2,833
Artis Real Estate Investment Trust	228	1,516
Canfor Corporation (a)	238	3,748
Cargojet Inc.	25	2,179
Celestica Inc. (a)	103	1,161
Crescent Point Energy Corp.	159	1,134
Docebo Canada Inc. (a) (b)	57	1,881
Interfor Corporation (a)	200	3,099
Kinaxis Inc. (a)	48	5,380
Parex Resources Inc.	186	2,762
Prairiesky Royalty Ltd.	225	3,611
Russel Metals Inc.	122	2,583
The Descartes Systems Group Inc. (a)	26	1,808
Whitecap Resources Inc. (b)	170	1,349
		35,044
Italy 4.7%
Ariston Holding N.V.	290	2,994
Banca Mediolanum SpA	179	1,496
Bper Banca Spa	1,378	2,841
Brunello Cucinelli S.p.A.	73	5,415
Reply S.p.A.	38	4,352
Stevanato Group Societa' Per Azioni	120	2,160
Technogym S.p.A. (d)	294	2,256
Technoprobe S.p.A. (a)	415	2,987
Unipol Gruppo S.p.A.	651	3,184
		27,685
Germany 3.7%
Aumann AG (d)	45	562
AUTO1 Group SE (a)	130	1,092
Eckert & Ziegler Strahlen- Und Medizintechnik Ag	59	2,951
Hypoport SE - Class N (a)	40	4,160
New Work SE - Class N	12	2,000
Puma SE	86	5,255
Scout24 SE (d)	55	2,775
tonies SE (a)	295	1,898
Veganz Group AG (a) (d)	10	136
Wustenrot & Wurttembergische AG - Class N	52	861
		21,690
South Korea 3.6%
BNK Financial Group Inc.	158	813
Cafe24 Corp. (a)	58	455
Duzon Bizon Co., Ltd.	88	2,577
Hanwha Corporation	87	1,773
Hyundai Marine & Fire Insurance Co., Ltd.	89	2,078
JB Financial Group Co., Ltd.	152	949
Koh Young Technology Inc.	295	2,997
LX International Corp.	112	3,026
Posco International Corporation	284	5,129
Wanted Lab, Inc. (a)	16	154
Youngone Corporation	35	1,307
		21,258
Switzerland 3.6%
Bachem Holding AG - Class N	38	3,304
Bossard Holding AG	12	2,632
Global Blue Group Holding AG (a) (b)	370	1,714
medmix AG	160	3,061
PolyPeptide Group AG (e)	63	1,727
Sensirion Holding AG (a) (d)	46	4,856
Siegfried Holding AG - Class N	3	2,271
u-blox Holding AG - Class N	13	1,601
		21,166
India 3.3%
Birlasoft Solutions Ltda	512	4,380
CESC Ltd	935	865
Creditaccess Grameen Limited (a) (d)	166	1,838
National Aluminium Co Ltd	4,209	4,101
Power Finance Corporation Limited	2,550	4,362
Syngene International Ltd. (d)	287	2,033
WNS (Holdings) Limited - ADR (a)	23	1,847
		19,426
China 2.0%
FinVolution Group - Class A - ADR	810	4,019
Hello Group Inc. - ADR (a)	420	3,771
Silergy Corp.	152	2,157
Xiamen Faratronic Co., Ltd. - Class A	90	2,057
		12,004
Brazil 1.8%
CI&T Inc - Class A (a)	253	1,646
Grupo SBF S/A	820	1,970
Iochpe Maxion S/A	351	782
JHS F PAR S/A	785	740
Marfrig Global Foods S.A.	2,238	3,618
Vamos Locacao De Caminhoes, Maquinas E Equipamentos S.A.	825	1,974
		10,730
Denmark 1.6%
ALK-Abello A/S - Class B (a)	295	4,086
Dampskibsselskabet NORDEN A/S	13	763
Royal Unibrew A/S	56	3,967
Scandinavian Tobacco Group A/S (d)	40	713
		9,529
Israel 1.5%
InMode Ltd (a)	31	1,098
Maytronics Ltd.	415	4,139
Nayax Ltd (a)	57	1,085
Plus500 Ltd	111	2,418
		8,740
Thailand 1.4%
AP (Thailand) Public Company Limited	5,258	1,763
Chularat Hospital Public Company Limited	18,606	1,979
Regional Container Lines Public Co Ltd	1,597	1,420
Sansiri Public Company Limited	31,015	1,579
Supalai Public Company Limited	2,439	1,713
		8,454
France 1.4%
ESI Group (a)	17	1,378
Gaztransport Et Technigaz	28	3,036
SOITEC (a)	24	3,937
		8,351
Turkey 1.3%
Sok Marketler Ticaret A.S. (a)	2,208	3,317
Turk Hava Yollari A.O. - Class A (a)	259	1,959
Turk Traktor - Class A	64	2,284
		7,560
Indonesia 1.2%
PT Bukit Asam TBK	9,222	2,191
PT Erajaya Swasembada Tbk	33,856	851
PT Indo Tambangraya Megah Tbk	1,264	3,167
PT. Perusahaan Gas Negara Tbk	9,799	1,111
		7,320
Singapore 1.0%
Golden Agri-Resources Ltd.	5,759	1,076
Sembcorp Industries Ltd	1,419	3,588
Yanlord Land Group Limited	1,646	1,255
		5,919
Norway 1.0%
Dno Asa	828	1,005
Elkem ASA (d)	342	1,235
Eurizon Opportunita	153	1,073
MPC Container Ships ASA	963	1,606
Wallenius Wilhelmsen ASA	93	924
		5,843
Mexico 0.9%
Controladora Vuela Compania de Aviacion, S.A.B. de C.V. - ADR (a)	356	2,973
Qualitas Controladora, S.A.B. De C.V.	481	2,127
		5,100

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Belgium 0.8%
Biocartis Group (a) (b) (d)	188	107
D'Ieteren Group	15	2,963
Melexis	21	1,787
		4,857
Bermuda 0.7%
Autostore Holdings Ltd (a) (b) (d)	2,097	3,858
Hong Kong 0.6%
Hypebeast Limited (a)	6,142	313
Johnson Electric Holdings Limited	1,203	1,518
Kerry Properties Limited	898	1,948
		3,779
Faroe Islands 0.6%
P/F Bakkafrost Sales	60	3,753
Netherlands 0.6%
OCI N.V.	96	3,428
Saudi Arabia 0.6%
Al Hammadi Company For Development And Investment	308	3,294
Luxembourg 0.5%
Globant S.A. (a)	17	2,893
Finland 0.5%
Nanoform Finland Oy (a)	237	817
Outokumpu Oyj	403	2,049
		2,866
Austria 0.5%
Raiffeisen Bank International AG (a)	168	2,774
Vietnam 0.5%
FPT Corporation	842	2,741
Ireland 0.5%
Keywords Studios PLC	83	2,715
Poland 0.4%
Dino Polska Spolka Akcyjna (a) (d)	27	2,359
Spain 0.4%
Banco de Sabadell, S.A.	1,038	989
Compania De Distribucion Integral Logista Holdings, S.A.	52	1,328
		2,317
United Arab Emirates 0.3%
Network International Holdings PLC (a)	575	2,076
Hungary 0.3%
Wizz Air Holdings PLC (a) (d)	83	1,937
United States of America 0.3%
Burford Capital Limited - Class C	206	1,652
Cellectis - ADR (a)	99	208
		1,860
Greece 0.2%
Motor Oil (Hellas) Corinth Refineries S.A. - Class R	46	1,070
New Zealand 0.1%
Volpara Health Technologies Limited (a) (b)	1,949	697
Russian Federation 0.0%
Cian PLC - ADR (a) (d) (f)	267	—
Headhunter Group PLC - ADR (a) (d) (f)	44	—
Total Common Stocks (cost $713,864)		579,920
PREFERRED STOCKS 0.5%
Brazil 0.5%
Companhia Paranaense De Energia - Class B	2,012	3,014
Total Preferred Stocks (cost $2,819)		3,014
INVESTMENT COMPANIES 0.0%
United States of America 0.0%
Vanguard FTSE All-World ex-US Small-Cap Index ETF (b)	—	41
Total Investment Companies (cost $43)		41
SHORT TERM INVESTMENTS 2.0%
Investment Companies 1.1%
JNL Government Money Market Fund - Institutional Class, 3.89% (g) (h)	6,260	6,260
Securities Lending Collateral 0.9%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (g) (h)	5,532	5,532
Total Short Term Investments (cost $11,792)		11,792
Total Investments 100.7% (cost $728,518)		594,767
Other Derivative Instruments (0.0)%		(3)
Other Assets and Liabilities, Net (0.7)%		(3,841)
Total Net Assets 100.0%		590,923

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $1,727 and 0.3% of the Fund.

(f) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g) Investment in affiliate.

(h) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL Multi-Manager International Small Cap Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Aumann AG	04/16/21	762	562	0.1
Autostore Holdings Ltd	07/06/22	3,085	3,858	0.7
Biocartis Group	04/15/21	709	107	—
Cian PLC	11/05/21	4,268	—	—
Coronado Global Resources Inc.	03/15/22	1,078	1,053	0.2
Creditaccess Grameen Limited	12/09/21	1,347	1,838	0.3
Dino Polska Spolka Akcyjna	09/26/22	1,774	2,359	0.4
Elkem ASA	03/15/22	1,397	1,235	0.2
Headhunter Group PLC	04/20/21	1,643	—	—
Scandinavian Tobacco Group A/S	04/16/21	791	713	0.1
Scout24 SE	01/04/22	3,612	2,775	0.5
Sensirion Holding AG	04/19/21	3,342	4,856	0.8
Syngene International Ltd.	06/10/19	1,849	2,033	0.3
Technogym S.p.A.	08/13/18	2,627	2,256	0.4
Thule Group AB	06/21/22	2,057	1,730	0.3
Veganz Group AG	11/04/21	994	136	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Multi-Manager International Small Cap Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Wizz Air Holdings PLC	10/27/20	4,497	1,937	0.3
		35,832	27,448	4.6

JNL Multi-Manager International Small Cap Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/EUR	BBH	01/03/23	EUR	(101)	(108)	—
USD/JPY	BBH	01/04/23	JPY	(82,500)	(629)	(3)
					(737)	(3)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager International Small Cap Fund
Assets - Securities
Common Stocks	66,880	513,040	—	579,920
Preferred Stocks	3,014	—	—	3,014
Investment Companies	41	—	—	41
Short Term Investments	11,792	—	—	11,792
	81,727	513,040	—	594,767
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(3)	—	(3)
	—	(3)	—	(3)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Multi-Manager Mid Cap Fund
COMMON STOCKS 95.7%
Industrials 18.7%
3M Company	97	11,638
Advanced Drainage Systems, Inc.	19	1,590
Aerojet Rocketdyne Holdings, Inc. (a)	130	7,276
AGCO Corporation	51	7,032
Alaska Air Group, Inc. (a)	107	4,595
AMETEK, Inc.	104	14,601
APi Group Corp (a)	313	5,882
ATS Corporation (a)	94	2,922
Carrier Global Corporation	60	2,487
CoStar Group, Inc. (a)	117	9,096
Equifax Inc.	19	3,674
Fortive Corporation	220	14,167
Generac Holdings Inc. (a)	53	5,335
Graco Inc.	146	9,843
Hubbell Incorporated	21	4,811
IDEX Corporation	40	9,019
J. B. Hunt Transport Services, Inc.	21	3,609
Knorr - Bremse Aktiengesellschaft - ADR	416	5,640
Landstar System, Inc.	25	4,121
Leidos Holdings, Inc.	63	6,595
Lincoln Electric Holdings, Inc.	26	3,800
Lindsay Corporation	5	824
ManpowerGroup Inc.	48	3,986
Masonite International Corporation (a)	39	3,136
Mueller Water Products, Inc. - Class A	649	6,981
Nordson Corporation	42	9,865
Oshkosh Corporation	50	4,445
Owens Corning	47	3,984
Parker-Hannifin Corporation	17	4,831
RBC Bearings Incorporated (a)	14	2,868
Regal Beloit Corporation	48	5,757
Republic Services, Inc.	16	1,999
Resideo Technologies, Inc. (a)	178	2,933
Rockwell Automation, Inc.	43	11,075
Rollins, Inc.	69	2,518
SiteOne Landscape Supply, Inc. (a)	42	4,974
Textron Inc.	102	7,236
The Middleby Corporation (a)	42	5,664
The Toro Company	166	18,802
United Rentals, Inc. (a)	4	1,315
Verisk Analytics, Inc.	30	5,204
Vertiv Holdings Co - Class A	380	5,185
Werner Enterprises, Inc.	36	1,435
WillScot Mobile Mini Holdings Corp. - Class A (a)	170	7,679
Xylem Inc.	46	5,119
Zurn Elkay Water Solutions Corporation	96	2,022
		267,570
Health Care 15.5%
Abcam PLC - ADR (a)	152	2,365
Align Technology, Inc. (a)	23	4,745
Avantor, Inc. (a)	172	3,627
Baxter International Inc.	232	11,800
Bio-Rad Laboratories, Inc. - Class A (a)	9	3,784
Bio-Techne Corporation	122	10,078
Catalent, Inc. (a)	61	2,768
Definitive Healthcare Corp. - Class A (a)	158	1,735
Dentsply Sirona Inc.	753	23,967
DexCom, Inc. (a)	74	8,436
Doximity, Inc. - Class A (a) (b)	62	2,097
Edwards Lifesciences Corporation (a)	123	9,177
HealthEquity, Inc. (a)	21	1,312
Hologic, Inc. (a)	79	5,902
Horizon Therapeutics Public Limited Company (a)	18	2,094
Icon Public Limited Company (a)	19	3,613
ICU Medical, Inc. (a)	42	6,576
IDEXX Laboratories, Inc. (a)	17	6,750
Integra LifeSciences Holdings Corporation (a)	110	6,196
Maravai LifeSciences Holdings, Inc. - Class A (a)	115	1,653
Mettler-Toledo International Inc. (a)	3	4,472
Molina Healthcare, Inc. (a)	12	3,897
NuVasive, Inc. (a)	14	558
Quest Diagnostics Incorporated	48	7,556
Repligen Corporation (a)	15	2,506
Silk Road Medical, Inc. (a)	48	2,561
Smith & Nephew PLC - ADR	541	14,544
STAAR Surgical Company (a)	34	1,671
Steris Limited	48	8,865
Syneos Health, Inc. - Class A (a)	68	2,502
Tandem Diabetes Care, Inc. (a)	72	3,259
The Cooper Companies, Inc.	40	12,963
Universal Health Services, Inc. - Class B	71	9,935
Veeva Systems Inc. - Class A (a)	40	6,375
Waters Corporation (a)	36	12,038
West Pharmaceutical Services, Inc.	16	3,766
Zimmer Biomet Holdings, Inc.	25	3,245
Zoetis Inc. - Class A	16	2,329
		221,717
Information Technology 15.3%
Akamai Technologies, Inc. (a)	97	8,177
Amphenol Corporation - Class A	208	15,799
ANSYS, Inc. (a)	13	3,020
Applied Materials, Inc.	21	2,014
Asana, Inc. - Class A (a)	157	2,169
Autodesk, Inc. (a)	21	3,831
Bentley Systems, Incorporated - Class B	86	3,197
Bill.Com Holdings Inc. (a)	23	2,502
Black Knight, Inc. (a)	66	4,094
CDW Corp.	21	3,786
Datadog, Inc. - Class A (a)	16	1,187
DocuSign, Inc. (a)	28	1,573
DoubleVerify Holdings, Inc. (a)	55	1,205
DXC Technology Company (a)	139	3,683
Emersub CX, Inc. (a)	10	2,066
Everbridge, Inc. (a)	63	1,852
Fair Isaac Corporation (a)	8	5,047
FleetCor Technologies, Inc. (a)	12	2,274
Flex Ltd. (a)	333	7,138
Gartner, Inc. (a)	18	6,043
Genpact Limited	139	6,457
Global Payments Inc.	48	4,817
Hewlett Packard Enterprise Company	248	3,958
Keysight Technologies, Inc. (a)	28	4,739
Lam Research Corporation	2	635
Lattice Semiconductor Corporation (a)	21	1,382
Marvell Technology, Inc.	76	2,811
MAXIMUS, Inc.	89	6,563
MKS Instruments, Inc.	60	5,084
MongoDB, Inc. - Class A (a)	6	1,198
Motorola Solutions, Inc.	16	4,098
nCino, Inc. (a)	53	1,402
NCR Corporation (a)	138	3,231
Nutanix, Inc. - Class A (a)	226	5,900
Okta, Inc. - Class A (a)	105	7,209
On Semiconductor Corporation (a)	33	2,058
Palantir Technologies Inc. - Class A (a)	366	2,353
Palo Alto Networks, Inc. (a)	53	7,465
Paycom Software, Inc. (a)	15	4,597
Pure Storage, Inc. - Class A (a)	322	8,617
Roper Technologies, Inc.	5	2,197
Skyworks Solutions, Inc.	54	4,903
SolarEdge Technologies Ltd. (a)	7	1,841
Splunk Inc. (a)	27	2,359
Synopsys, Inc. (a)	15	4,789
Teledyne Technologies Incorporated (a)	8	3,279
Teradyne, Inc.	29	2,563
Toast, Inc. - Class A (a)	358	6,462
Western Digital Corporation (a)	62	1,966
Workday, Inc. - Class A (a)	71	11,964
Workiva Inc. - Class A (a)	57	4,778
Zscaler, Inc. (a)	56	6,322
		218,654
Financials 13.7%
American Financial Group, Inc.	41	5,615
Arch Capital Group Ltd. (a)	81	5,110

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Arthur J. Gallagher & Co.	28	5,185
Blue Owl Capital Inc. - Class A (b)	230	2,438
Chubb Limited	21	4,535
Cullen/Frost Bankers, Inc.	27	3,610
Everest Re Group, Ltd.	77	25,416
FactSet Research Systems Inc.	11	4,213
Fifth Third Bancorp	48	1,591
First Republic Bank	34	4,120
Goosehead Insurance, Inc. - Class A (a)	40	1,369
Houlihan Lokey, Inc. - Class A	35	3,024
Huntington Bancshares Incorporated	179	2,524
Independent Bank Corp.	25	2,076
MarketAxess Holdings Inc.	6	1,546
Northern Trust Corporation	203	18,018
Old Republic International Corporation	224	5,410
Prosperity Bancshares, Inc.	155	11,294
Reinsurance Group of America, Incorporated	37	5,224
Signature Bank	18	2,023
Starwood Property Trust, Inc.	146	2,674
SVB Financial Group (a)	26	5,869
T. Rowe Price Group, Inc.	58	6,272
The Allstate Corporation	33	4,448
The Bank of New York Mellon Corporation	136	6,177
The Hartford Financial Services Group, Inc.	91	6,913
The Progressive Corporation	59	7,679
The Travelers Companies, Inc.	64	11,995
TowneBank	69	2,138
Tradeweb Markets Inc. - Class A	174	11,298
UMB Financial Corporation	9	746
Valley National Bancorp	149	1,691
W. R. Berkley Corporation	55	3,984
Western Alliance Bancorporation	56	3,317
Zions Bancorporation, National Association	122	5,998
		195,540
Consumer Staples 9.7%
Archer-Daniels-Midland Company	14	1,309
Beiersdorf Aktiengesellschaft - ADR	204	4,666
Brown-Forman Corporation - Class B	63	4,120
Calavo Growers, Inc.	65	1,917
Cal-Maine Foods, Inc.	26	1,436
Casey's General Stores, Inc.	18	3,993
Celsius Holdings, Inc. (a)	62	6,445
Church & Dwight Co., Inc.	22	1,743
Coty Inc. - Class A (a)	449	3,846
Freshpet, Inc. (a)	129	6,785
Henkel AG & Co. KGaA - ADR	539	9,353
Henkel AG & Co. KGaA - ADR	400	6,450
Hormel Foods Corporation	107	4,874
Kimberly-Clark Corporation	110	15,000
Lamb Weston Holdings, Inc.	48	4,334
McCormick & Company, Incorporated	119	9,879
Mission Produce, Inc. (a)	122	1,417
Monster Beverage 1990 Corporation (a)	19	1,974
National Beverage Corp. (a)	40	1,858
Performance Food Group Company (a)	112	6,563
Sysco Corporation	105	8,027
The Boston Beer Company, Inc. - Class A (a)	11	3,625
The Clorox Company	125	17,566
The J. M. Smucker Company	41	6,513
Tyson Foods, Inc. - Class A	86	5,347
		139,040
Consumer Discretionary 7.7%
Advance Auto Parts, Inc.	65	9,630
Aptiv PLC (a)	110	10,263
Bath & Body Works, Inc.	120	5,057
BorgWarner Inc.	162	6,504
Darden Restaurants, Inc.	17	2,379
Domino's Pizza, Inc.	7	2,293
ETSY, Inc. (a)	28	3,354
Expedia Group, Inc. (a)	34	2,943
Five Below, Inc. (a)	12	2,193
Global-E Online Ltd. (a)	90	1,856
Hasbro, Inc.	56	3,441
Hilton Worldwide Holdings Inc.	36	4,549
Las Vegas Sands Corp. (a)	29	1,412
Leslie's, Inc. (a)	439	5,360
MercadoLibre S.R.L (a)	4	3,138
Newell Brands Inc.	246	3,214
Petco Health And Wellness Company, Inc. - Class A (a)	111	1,055
Planet Fitness, Inc. - Class A (a)	81	6,422
Pool Corporation	10	2,941
Ross Stores, Inc.	111	12,867
Tractor Supply Company	28	6,187
Ulta Beauty, Inc. (a)	13	6,098
Yum! Brands, Inc.	54	6,929
		110,085
Materials 4.8%
AptarGroup, Inc.	162	17,826
Ashland Global Holdings Inc.	58	6,194
Avery Dennison Corporation	31	5,647
Corteva, Inc.	23	1,323
Crown Holdings, Inc.	63	5,196
DuPont de Nemours, Inc.	13	864
Ecolab Inc.	20	2,889
Franco-Nevada Corporation	37	5,077
Packaging Corporation of America	43	5,500
Reliance Steel & Aluminum Co.	19	3,786
RPM International Inc.	44	4,307
Sensient Technologies Corporation	37	2,705
Steel Dynamics, Inc.	28	2,765
Westlake Corporation	48	4,901
		68,980
Real Estate 4.4%
Alexandria Real Estate Equities, Inc.	82	11,945
American Homes 4 Rent - Class A	111	3,340
Americold Realty Trust	88	2,505
Camden Property Trust	40	4,430
Equity Commonwealth	263	6,570
Equity Lifestyle Properties, Inc.	83	5,342
Healthcare Realty Trust Incorporated - Class A	515	9,931
Healthpeak Properties, Inc.	119	2,995
Lamar Advertising Company - Class A	67	6,334
National Retail Properties, Inc.	134	6,132
Sun Communities, Inc.	22	3,189
		62,713
Utilities 3.1%
Alliant Energy Corporation	108	5,979
Ameren Corporation	50	4,428
American Water Works Company, Inc.	20	3,100
Avista Corporation	87	3,856
California Water Service Group	46	2,780
DTE Energy Company	17	2,022
Essential Utilities, Inc.	17	794
Eversource Energy	41	3,446
Pennon Group PLC - ADR	30	651
Portland General Electric Company	74	3,641
SJW Group	89	7,243
United Utilities Group PLC - ADR	28	654
Xcel Energy Inc.	88	6,142
		44,736
Energy 1.8%
Baker Hughes Company - Class A	37	1,087
Coterra Energy Inc.	206	5,061
Devon Energy Corporation	99	6,055
Diamondback Energy, Inc.	20	2,767
EQT Corporation	53	1,796
Halliburton Company	52	2,052
Pioneer Natural Resources Company	29	6,532
		25,350
Communication Services 1.0%
Endeavor Group Holdings, Inc. - Class A (a)	154	3,471
Live Nation Entertainment, Inc. (a)	101	7,016
Roblox Corporation - Class A (a)	36	1,011
The Trade Desk, Inc. - Class A (a)	56	2,512
		14,010
Total Common Stocks (cost $1,357,543)		1,368,395

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
PREFERRED STOCKS 1.0%
Financials 1.0%
MetLife, Inc., 5.63%, (25, 6/15/2023) (b) (c)	136	3,121
MetLife, Inc., 4.75%, (25, 3/15/2025) (b) (c)	162	3,176
The Hartford Financial Services Group, Inc., 6.00%, (25, 11/15/2023) (b) (c)	9	216
U.S. Bancorp, 4.00%, (25, 4/15/2026) (c)	56	908
U.S. Bancorp, 4.68%, (25, 2/8/2023) (b) (c)	326	5,997
Total Preferred Stocks (cost $15,768)		13,418
SHORT TERM INVESTMENTS 3.6%
Investment Companies 3.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	46,305	46,305
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (e)	5,174	5,174
Total Short Term Investments (cost $51,479)		51,479
Total Investments 100.3% (cost $1,424,790)		1,433,292
Other Assets and Liabilities, Net (0.3)%		(3,940)
Total Net Assets 100.0%		1,429,352

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager Mid Cap Fund
Assets - Securities
Common Stocks	1,368,395	—	—	1,368,395
Preferred Stocks	13,418	—	—	13,418
Short Term Investments	51,479	—	—	51,479
	1,433,292	—	—	1,433,292

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Multi-Manager Small Cap Growth Fund
COMMON STOCKS 97.7%
Information Technology 27.0%
908 Devices Inc. (a) (b)	158	1,206
ACI Worldwide, Inc. (a)	252	5,807
Advanced Energy Industries, Inc.	94	8,001
Alkami Technology, Inc. (a)	228	3,322
Allegro Microsystems Inc. (a)	40	1,205
Ambarella Inc. (a)	56	4,588
Appian Corporation - Class A (a)	6	212
Badger Meter, Inc.	5	578
Bentley Systems, Incorporated - Class B	310	11,459
Bill.Com Holdings Inc. (a)	193	21,020
Blackline, Inc. (a)	179	12,005
Box, Inc. - Class A (a)	134	4,174
Braze, Inc. - Class A (a) (b)	20	557
Ceridian HCM Holding Inc. (a)	64	4,112
Check Point Software Technologies Ltd (a)	17	2,136
Clearwater Analytics Holdings, Inc. - Class A (a)	694	13,026
Copperleaf Technologies Inc. (a) (b)	1,365	5,787
Couchbase, Inc. (a) (b)	268	3,553
Credo Technology Group Holding Ltd (a)	77	1,022
CyberArk Software Ltd. (a)	24	3,056
Digi International Inc. (a)	31	1,119
Digital Turbine USA, Inc. (a)	1,060	16,154
DigitalOcean Holdings, Inc. (a) (b)	74	1,884
Domo, Inc. - Class B (a)	63	892
Duck Creek Technologies, Inc. (a)	1,376	16,575
Dynatrace, Inc. (a)	161	6,143
Edgio, Inc. (a)	1,694	1,914
Emersub CX, Inc. (a)	46	9,526
Endava PLC - Class A - ADR (a)	77	5,933
Enphase Energy, Inc. (a)	39	10,332
Entegris, Inc.	20	1,299
Envestnet, Inc. (a)	57	3,532
Euronet Worldwide, Inc. (a)	200	18,926
Everbridge, Inc. (a)	53	1,561
Fair Isaac Corporation (a)	23	14,164
First Solar, Inc. (a)	58	8,674
Five9, Inc. (a)	155	10,481
Flywire Corporation (a)	68	1,672
Genpact Limited	33	1,524
Gitlab Inc. - Class A (a)	102	4,633
Globant S.A. (a)	37	6,097
Grid Dynamics Holdings, Inc. - Class A (a)	554	6,219
Guidewire Software, Inc. (a)	102	6,415
Harmonic, Inc. (a)	646	8,458
HubSpot, Inc. (a)	19	5,493
Impinj, Inc. (a)	19	2,095
Indie Semiconductor, Inc. - Class A (a) (b)	2,642	15,404
Jack Henry & Associates, Inc.	80	13,965
JAMF Holding Corp. (a)	35	738
Lattice Semiconductor Corporation (a)	48	3,139
LivePerson, Inc. (a)	85	864
MACOM Technology Solutions Holdings, Inc. (a)	256	16,125
Marqeta, Inc. - Class A (a)	91	556
MAXIMUS, Inc.	48	3,532
Navitas Semiconductor USA, Inc. (a) (b)	363	1,276
nCino, Inc. (a)	639	16,904
Nice Ltd - ADR (a)	8	1,500
Novanta Inc. (a)	45	6,140
NVE Corporation	26	1,704
Olo Inc. - Class A (a)	811	5,070
Onto Innovation Inc. (a)	40	2,715
PAR Technology Corporation (a)	264	6,904
Paya Holdings Inc. - Class A (a)	111	877
Paycom Software, Inc. (a)	31	9,737
PAYCOR HCM, Inc. (a)	84	2,056
Paylocity Holding Corporation (a)	31	6,131
Payoneer Global Inc. (a)	674	3,688
Power Integrations, Inc.	171	12,302
Procore Technologies, Inc. (a)	116	5,456
PROS Holdings, Inc. (a)	146	3,551
Qualys, Inc. (a)	19	2,177
Shift4 Payments, LLC - Class A (a)	203	11,392
ShotSpotter, Inc. (a)	45	1,518
Silicon Laboratories Inc. (a)	19	2,514
Sitime Corporation (a)	9	912
Smartsheet Inc. - Class A (a)	323	12,709
Sprout Social, Inc. - Class A (a)	224	12,693
SPS Commerce, Inc. (a)	196	25,296
Stratasys, Inc. (a)	147	1,738
Teledyne Technologies Incorporated (a)	30	11,808
Toast, Inc. - Class A (a) (b)	444	8,009
Tyler Technologies, Inc. (a)	31	9,994
Varonis Systems, Inc. (a)	303	7,265
Veeco Instruments Inc. (a)	141	2,614
Wex, Inc. (a)	53	8,737
WNS (Holdings) Limited - ADR (a)	157	12,565
Workiva Inc. - Class A (a)	86	7,297
Zeta Global Holdings Corp. - Class A (a) (b)	592	4,833
		562,946
Health Care 20.6%
10X Genomics, Inc. - Class A (a)	19	707
Acadia Healthcare Company, Inc. (a)	81	6,647
AdaptHealth LLC - Class A (a)	365	7,018
Addus HomeCare Corporation (a)	28	2,746
Affimed N.V. (a)	1,462	1,813
Agios Pharmaceuticals, Inc. (a)	57	1,588
Amedisys, Inc. (a)	18	1,493
Apellis Pharmaceuticals, Inc. (a)	51	2,646
Arcus Biosciences, Inc. (a)	58	1,192
Arrowhead Pharmaceuticals Inc (a)	95	3,841
AtriCure, Inc. (a)	108	4,771
Atrion Corporation	15	8,366
Axonics, Inc. (a)	95	5,941
Axsome Therapeutics, Inc. (a) (b)	53	4,074
Azenta, Inc. (a)	428	24,836
Beam Therapeutics Inc. (a) (b)	34	1,313
BioCryst Pharmaceuticals, Inc. (a)	281	3,223
BioLife Solutions, Inc. (a)	198	3,602
Biomerica, Inc. (a) (c)	646	2,163
Blueprint Medicines Corporation (a)	57	2,480
Bridgebio Pharma, Inc. (a)	206	1,568
Caredx, Inc. (a)	256	2,927
Caribou Biosciences, Inc. (a)	86	539
Castle Biosciences, Inc. (a)	314	7,403
Certara, Inc. (a)	88	1,417
Chinook Therapeutics, Inc. (a)	75	1,978
CONMED Corporation	34	3,038
Cryoport, Inc. (a) (b)	326	5,654
CytoSorbents Corporation (a)	617	957
Definitive Healthcare Corp. - Class A (a)	539	5,915
Equillium, Inc. (a) (b)	241	265
Establishment Labs Holdings Inc. (a)	28	1,864
Evolent Health, Inc. - Class A (a)	828	23,237
Fate Therapeutics, Inc. (a)	299	3,010
Figs, Inc. - Class A (a)	750	5,048
Globus Medical, Inc. - Class A (a)	176	13,143
Halozyme Therapeutics, Inc. (a)	99	5,640
Harvard Bioscience, Inc. (a)	317	879
Health Catalyst, Inc. (a)	534	5,672
HealthEquity, Inc. (a)	271	16,715
iCAD, Inc. (a)	1,098	2,010
ImmunoGen, Inc. (a)	281	1,392
Inari Medical, Inc. (a)	58	3,674
InMode Ltd (a)	39	1,384
Inogen, Inc. (a)	80	1,577
Insmed Incorporated (a)	159	3,172
Inspire Medical Systems, Inc. (a)	23	5,754
Insulet Corporation (a)	7	1,984
Integra LifeSciences Holdings Corporation (a)	55	3,063
Intellia Therapeutics, Inc. (a)	29	1,020
Jazz Pharmaceuticals Public Limited Company (a)	34	5,425
Keros Therapeutics, Inc. (a)	46	2,217
Krystal Biotech, Inc. (a)	22	1,728
Kura Oncology, Inc. (a)	93	1,151
LivaNova PLC (a)	30	1,670

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Maravai LifeSciences Holdings, Inc. - Class A (a)	59	844
Medpace Holdings, Inc. (a)	10	2,209
Mesa Laboratories, Inc.	13	2,095
NanoString Technologies, Inc. (a)	273	2,176
Natera, Inc. (a)	177	7,117
National Research Corporation	127	4,719
NuVasive, Inc. (a)	148	6,123
Olink Holding AB (Publ) - ADR (a)	176	4,467
Opthea Limited - ADR (a) (b)	80	446
Option Care Health, Inc. (a)	248	7,478
Orthopediatrics Corp. (a)	122	4,855
Pacira Pharmaceuticals, Inc. (a)	25	969
Penumbra, Inc. (a)	47	10,276
Phreesia, Inc. (a)	61	1,959
Pliant Therapeutics, Inc. (a)	76	1,461
Pphm, Inc. (a) (b)	105	1,444
Procept Biorobotics Corporation (a) (b)	11	476
Progyny, Inc. (a)	56	1,735
Prometheus Biosciences, Inc. (a)	7	741
Prothena Corporation Public Limited Company (a)	32	1,933
Quanterix Corporation (a)	336	4,651
Repligen Corporation (a)	69	11,564
Replimune Group, Inc. (a)	34	915
Revance Therapeutics, Inc. (a)	145	2,682
Rocket Pharmaceuticals, Inc. (a) (b)	146	2,865
Shockwave Medical, Inc. (a)	44	9,055
SI-BONE, Inc. (a)	361	4,912
Silk Road Medical, Inc. (a)	458	24,244
Springworks Therapeutics, Inc. (a)	41	1,073
Symbion, Inc. (a)	323	9,021
Tandem Diabetes Care, Inc. (a)	86	3,861
Tenet Healthcare Corporation (a)	31	1,492
The Cooper Companies, Inc.	21	7,067
The Ensign Group, Inc.	36	3,365
U. S. Physical Therapy, Inc.	96	7,791
Ultragenyx Pharmaceutical Inc. (a)	52	2,392
Veracyte, Inc. (a)	636	15,109
Vericel Corporation (a)	82	2,160
West Pharmaceutical Services, Inc.	50	11,725
Xencor, Inc. (a)	91	2,388
Xenon Pharmaceuticals Inc. (a)	62	2,460
		428,865
Industrials 18.0%
AAON, Inc.	237	17,865
AAR Corp. (a)	45	2,014
ACV Auctions Inc. - Class A (a) (b)	134	1,098
Advanced Drainage Systems, Inc.	18	1,486
Alta Equipment Group Inc. - Class A	283	3,727
Ameresco, Inc. - Class A (a)	114	6,504
Applied Industrial Technologies, Inc.	45	5,620
Array Tech, Inc. (a)	1,067	20,627
ASGN Incorporated (a)	54	4,367
Axon Enterprise, Inc. (a)	159	26,436
Bloom Energy Corporation - Class A (a)	119	2,283
Booz Allen Hamilton Holding Corporation - Class A	39	4,045
Builders FirstSource, Inc. (a)	12	794
Casella Waste Systems, Inc. - Class A (a)	55	4,362
CBIZ, Inc. (a)	34	1,591
Chart Industries, Inc. (a)	133	15,335
Clean Harbors, Inc. (a)	46	5,195
Columbus McKinnon Corporation	129	4,191
Comfort Systems USA, Inc.	20	2,359
Copart, Inc. (a)	221	13,431
CoStar Group, Inc. (a)	130	10,078
Enovix Operations Inc. (a) (b)	259	3,226
Evoqua Water Technologies Corp. (a)	187	7,412
HEICO Corporation - Class A	197	23,597
Hexcel Corporation	48	2,850
Hudson Technologies, Inc. (a)	566	5,731
IDEX Corporation	13	2,900
John Bean Technologies Corporation	87	8,013
Kornit Digital Ltd. (a)	744	17,090
Kratos Defense & Security Solutions, Inc. (a)	141	1,457
Mercury Systems, Inc. (a)	262	11,693
Montrose Environmental Group, Inc. (a)	90	4,005
Nordson Corporation	11	2,734
Omega Flex, Inc. (b)	71	6,659
RBC Bearings Incorporated (a)	31	6,367
Ritchie Bros. Auctioneers Incorporated	112	6,438
Saia, Inc. (a)	70	14,766
Science Applications International Corporation	56	6,238
Shoals Technologies Group, Inc. - Class A (a)	36	877
Simpson Manufacturing Co., Inc.	29	2,602
SiteOne Landscape Supply, Inc. (a)	116	13,631
Tetra Tech, Inc.	86	12,553
The AZEK Company Inc. - Class A (a)	79	1,609
The Timken Company	97	6,865
TransUnion	112	6,353
Trex Company, Inc. (a)	181	7,647
UFP Industries, Inc.	99	7,877
Verisk Analytics, Inc.	51	8,949
Vicor Corporation (a)	25	1,333
WillScot Mobile Mini Holdings Corp. - Class A (a)	423	19,114
		373,994
Consumer Discretionary 10.2%
Acushnet Holdings Corp.	39	1,670
Boot Barn Holdings, Inc. (a)	134	8,369
Boyd Gaming Corporation	87	4,766
Bright Horizons Family Solutions, Inc. (a)	21	1,319
Caesars Entertainment, Inc. (a)	156	6,507
Chegg, Inc. (a)	50	1,272
Churchill Downs Incorporated	26	5,338
CLARUS Corporation (b)	347	2,724
Columbia Sportswear Company	20	1,761
Dream Finders Homes, Inc. - Class A (a) (b)	321	2,776
ETSY, Inc. (a)	68	8,168
European Wax Center, Inc. - Class A (a)	201	2,501
First Watch Restaurant Group, Inc. (a)	84	1,142
Five Below, Inc. (a)	59	10,319
Floor & Decor Holdings, Inc. - Class A (a)	58	4,052
Fox Factory Holding Corp. (a)	340	30,986
Genius Sports Limited (a)	773	2,760
Gentherm Incorporated (a)	58	3,766
Holley Inc. (a) (b)	882	1,869
Life Time Group Holdings, Inc. (a)	80	951
Liquidity Services, Inc. (a)	202	2,842
Lithia Motors, Inc. - Class A	24	5,012
Mattel, Inc. (a)	94	1,678
MGM Resorts International	74	2,491
Ollie's Bargain Outlet Holdings, Inc. (a)	320	15,000
OneSpaWorld Holdings Limited (a)	98	919
Planet Fitness, Inc. - Class A (a)	124	9,808
Porch Group Inc - Class A (a) (b)	2,899	5,450
Ralph Lauren Corporation - Class A	38	4,015
Revolve Group Inc. - Class A (a)	492	10,947
RH (a)	3	882
Shake Shack, Inc. - Class A (a)	35	1,444
Stoneridge, Inc. (a)	187	4,042
Texas Roadhouse, Inc. - Class A	126	11,431
The Lovesac Company (a)	103	2,267
Topgolf Callaway Brands Corp. (a)	587	11,591
Vail Resorts, Inc.	8	1,811
Vizio Holding Corp. - Class A (a)	220	1,629
Warby Parker Inc. - Class A (a) (b)	83	1,123
Wingstop Inc. (b)	92	12,639
YETI Holdings, Inc. (a)	42	1,732
		211,769
Financials 9.4%
FactSet Research Systems Inc.	55	22,181
FirstCash Holdings, Inc.	13	1,131
Focus Financial Partners Inc. - Class A (a)	60	2,231
Goosehead Insurance, Inc. - Class A (a)	179	6,172
Hagerty, Inc. - Class A (a) (b)	541	4,549
Hamilton Lane Incorporated - Class A	37	2,378
Houlihan Lokey, Inc. - Class A	33	2,855
Interactive Brokers Group, Inc. - Class A	189	13,641
James River Group, Inc.	137	2,858
Kinsale Capital Group, Inc.	41	10,742

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
LendingTree, Inc. (a)	154	3,279
LPL Financial Holdings Inc.	25	5,353
MarketAxess Holdings Inc.	65	18,159
Morningstar, Inc.	57	12,334
Oportun Financial Corporation (a)	156	860
Palomar Holdings, Inc. (a)	26	1,190
Pinnacle Financial Partners, Inc.	91	6,661
PRA Group, Inc. (a)	72	2,423
Primerica, Inc.	61	8,635
Ryan Specialty Group Holdings, Inc. - Class A (a)	1,039	43,126
ServisFirst Bancshares, Inc.	181	12,439
Silvergate Capital Corporation - Class A (a)	151	2,620
Stepstone Group Inc. - Class A	76	1,915
Texas Capital Bancshares, Inc. (a)	45	2,708
Victory Capital Holdings, Inc. - Class A	99	2,644
Wintrust Financial Corporation	45	3,788
		196,872
Communication Services 4.7%
Auto Trader Group PLC	2,267	14,220
Bumble Inc. - Class A (a) (b)	76	1,605
Chicken Soup For The Soul Entertainment Inc. - Class A (a) (b)	468	2,395
EverQuote, Inc. - Class A (a)	137	2,026
IAC Inc. (a)	140	6,215
Liberty Media Corporation - Series A (a)	44	2,340
Magnite, Inc. (a)	2,563	27,143
Mediaalpha, Inc. - Class A (a)	370	3,679
Rightmove PLC	3,220	20,131
Rightmove PLC - ADR	383	4,711
S4 Capital PLC (a)	877	2,023
The New York Times Company - Class A	62	2,016
World Wrestling Entertainment, Inc. - Class A	52	3,584
Ziprecruiter, Inc. - Class A (a)	118	1,938
ZoomInfo Technologies Inc. - Class A (a)	117	3,518
		97,544
Consumer Staples 3.4%
Bellring Intermediate Holdings, Inc. (a)	262	6,713
Casey's General Stores, Inc.	35	7,815
Celsius Holdings, Inc. (a)	17	1,723
e.l.f. Beauty, Inc. (a)	15	842
Freshpet, Inc. (a)	28	1,472
Grocery Outlet Holding Corp. (a)	381	11,099
Hostess Brands, Inc. - Class A (a)	25	559
Lamb Weston Holdings, Inc.	117	10,472
Performance Food Group Company (a)	161	9,388
PriceSmart, Inc.	42	2,542
The Beauty Health Company - Class A (a)	290	2,642
The Simply Good Foods Company (a)	103	3,904
The Vita Coco Company, Inc. (a)	841	11,622
		70,793
Materials 1.8%
Avient Corporation	278	9,379
Graphic Packaging Holding Company	145	3,216
Ingevity Corporation (a)	102	7,177
Innospec Inc.	23	2,389
Livent Corporation (a)	199	3,949
Materion Corporation	51	4,419
Neo Performance Materials Inc.	114	807
Silgan Holdings Inc.	100	5,184
Summit Materials, Inc. - Class A (a)	61	1,741
		38,261
Energy 1.8%
Cactus, Inc. - Class A	24	1,212
Callon Petroleum Company (a)	17	647
Clean Energy Fuels Corp. (a) (b)	722	3,752
Denbury Inc. (a)	86	7,463
Diamondback Energy, Inc.	15	1,996
Matador Resources Company	229	13,153
Permian Resources Corporation - Class A	638	5,991
Ranger Oil Corporation - Class A	65	2,638
		36,852
Real Estate 0.8%
Americold Realty Trust	73	2,073
Rexford Industrial Realty, Inc.	233	12,739
Terreno Realty Corporation	52	2,929
		17,741
Total Common Stocks (cost $2,348,795)		2,035,637
RIGHTS 0.0%
Flexion Therapeutics, Inc. (a) (b) (d)	491	—
Total Rights (cost $0)		—
OTHER EQUITY INTERESTS 0.0%
The Fresh Market, Inc. (a) (d) (e)	52	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 2.6%
Investment Companies 2.1%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (f)	43,450	43,450
Securities Lending Collateral 0.5%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (f)	10,184	10,184
Total Short Term Investments (cost $53,634)		53,634
Total Investments 100.3% (cost $2,402,429)		2,089,271
Other Assets and Liabilities, Net (0.3)%		(6,578)
Total Net Assets 100.0%		2,082,693

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL Multi-Manager Small Cap Growth Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Biomerica, Inc.	2,469	238	240	—	(98)	(206)	2,163	0.1

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager Small Cap Growth Fund
Assets - Securities
Common Stocks	1,999,263	36,374	—	2,035,637
Rights	—	—	—	—
Other Equity Interests	—	—	—	—
Short Term Investments	53,634	—	—	53,634
	2,052,897	36,374	—	2,089,271

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Multi-Manager Small Cap Value Fund
COMMON STOCKS 96.4%
Industrials 26.7%
Acuity Brands, Inc.	34	5,604
Aerojet Rocketdyne Holdings, Inc. (a)	264	14,766
Air Lease Corporation - Class A	597	22,923
Air Transport Services Group, Inc. (a)	554	14,394
Alight, Inc. - Class A (a)	667	5,580
American Woodmark Corporation (a)	412	20,100
APi Group Corp (a)	199	3,745
Argan, Inc.	133	4,901
Armstrong World Industries, Inc.	183	12,553
Atkore Inc. (a)	78	8,799
Beacon Roofing Supply, Inc. (a)	198	10,447
BrightView Holdings, Inc. (a)	485	3,340
BWXT Government Group, Inc.	143	8,331
Byrna Technologies Inc. (a)	160	1,257
Comfort Systems USA, Inc.	41	4,679
CoreCivic, Inc. (a)	605	6,999
Crane Holdings, Co.	45	4,550
CSW Industrials, Inc.	38	4,394
Dun & Bradstreet Holdings, Inc.	486	5,953
EMCOR Group, Inc.	141	20,875
Enerpac Tool Group Corp. - Class A	242	6,171
ESAB Corporation	300	14,100
FTI Consulting, Inc. (a)	57	9,034
FuelCell Energy, Inc. (a)	161	447
Gates Industrial Corporation PLC (a)	485	5,532
GMS Inc. (a)	129	6,436
GXO Logistics Inc. (a)	148	6,318
Hayward Holdings, Inc. (a)	307	2,887
Hillman Solutions Corp. - Class A (a)	2,285	16,471
IAA Spinco Inc. (a)	528	21,144
Insperity, Inc.	145	16,485
JetBlue Airways Corporation (a)	319	2,067
Landstar System, Inc.	69	11,276
Maxar Technologies Inc.	304	15,704
MDU Resources Group, Inc.	196	5,954
PGT Innovations, Inc. (a)	472	8,476
Rush Enterprises, Inc. - Class A	149	7,769
Shyft Group, Inc.	284	7,063
SP Plus Corporation (a)	157	5,465
Steelcase Inc. - Class A	575	4,063
The AZEK Company Inc. - Class A (a)	263	5,342
The Gorman- Rupp Company	101	2,580
Trinet Group, Inc. (a)	148	10,058
U-Haul Holding Company - Series N	225	12,377
Unifirst Corporation	107	20,705
Univar Solutions Inc. (a)	178	5,659
Viad Corp (a)	42	1,014
Werner Enterprises, Inc.	100	4,015
Woodward, Inc.	94	9,089
		427,891
Financials 18.5%
1st Source Corporation	51	2,710
American Equity Investment Life Holding Company	180	8,234
Assured Guaranty Ltd.	175	10,896
AXIS Capital Holdings Limited	98	5,334
Bank of Hawaii Corporation (b)	39	3,018
Bank OZK	49	1,948
BankUnited, Inc.	171	5,820
Banner Corporation	22	1,372
Brookline Bancorp, Inc.	217	3,069
Cannae Holdings, Inc. (a)	408	8,434
Cathay General Bancorp	134	5,452
CNA Financial Corporation	86	3,617
CNO Financial Group, Inc.	87	1,991
Commerce Bancshares, Inc.	73	4,983
Enstar Group Limited (a)	56	12,984
Essent Group Ltd.	313	12,168
Evercore Inc. - Class A	11	1,179
F.N.B. Corporation	139	1,814
Federated Hermes, Inc. - Class B	39	1,433
First American Financial Corporation	65	3,396
First Citizens BancShares, Inc. - Class A	15	11,108
First Hawaiian, Inc.	392	10,210
FirstCash Holdings, Inc.	38	3,340
Focus Financial Partners Inc. - Class A (a)	399	14,866
Genworth Financial, Inc. - Class A (a)	1,298	6,866
Glacier Bancorp, Inc.	210	10,361
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	30	883
HomeStreet, Inc.	233	6,424
International Bancshares Corporation	129	5,912
LendingTree, Inc. (a)	15	321
LPL Financial Holdings Inc.	13	2,814
National Western Life Group, Inc. - Class A	13	3,601
NMI Holdings, Inc. - Class A (a)	140	2,922
Radian Group Inc.	163	3,113
RenaissanceRe Holdings Ltd	33	5,993
Sandy Spring Bancorp, Inc.	157	5,533
Selective Insurance Group, Inc.	37	3,240
The Bancorp, Inc. (a)	183	5,182
The Hanover Insurance Group, Inc.	16	2,098
UMB Financial Corporation	69	5,744
Umpqua Holdings Corporation	587	10,477
Valley National Bancorp	224	2,532
Virtu Financial, Inc. - Class A	279	5,698
Virtus Investment Partners, Inc.	54	10,430
Washington Federal, Inc.	188	6,303
Webster Financial Corporation	26	1,210
White Mountains Insurance Group Ltd	15	21,345
Wintrust Financial Corporation	196	16,630
WSFS Financial Corporation	256	11,562
		296,570
Consumer Discretionary 14.2%
Advance Auto Parts, Inc.	62	9,042
American Eagle Outfitters, Inc.	662	9,246
America's Car Mart, Inc. (a)	118	8,534
Asbury Automotive Group, Inc. (a)	26	4,715
Carter's, Inc.	58	4,359
Dorman Products, Inc. (a)	130	10,505
Dream Finders Homes, Inc. - Class A (a)	274	2,369
Frontdoor, Inc. (a)	433	8,999
Gentex Corporation	546	14,875
Gildan Activewear Inc. - Class A	358	9,821
Grand Canyon Education, Inc. (a)	118	12,441
Group 1 Automotive, Inc.	24	4,407
Hanesbrands Inc.	813	5,169
Helen of Troy Limited (a)	95	10,555
LCI Industries	47	4,315
Leslie's, Inc. (a)	1,148	14,020
LKQ Corporation	246	13,151
M/I Homes, Inc. (a)	109	5,044
Malibu Boats, Inc. - Class A (a)	131	6,973
Murphy USA Inc.	19	5,431
Ollie's Bargain Outlet Holdings, Inc. (a)	163	7,630
Patrick Industries, Inc.	81	4,880
Polaris Inc.	50	5,076
Ruth's Hospitality Group, Inc.	133	2,056
Skechers U.S.A., Inc. - Class A (a)	139	5,848
Sleep Number Corporation (a)	44	1,145
Stoneridge, Inc. (a)	295	6,371
Thor Industries, Inc.	78	5,853
Wingstop Inc.	9	1,245
Winnebago Industries, Inc.	266	13,992
Wyndham Hotels & Resorts, Inc.	131	9,370
		227,437
Health Care 9.8%
Acadia Healthcare Company, Inc. (a)	85	7,028
AdaptHealth LLC - Class A (a)	127	2,441
Addus HomeCare Corporation (a)	228	22,694
Atea Pharmaceuticals, Inc. (a)	160	769
AtriCure, Inc. (a)	80	3,562
Bausch + Lomb Corporation (a) (b)	164	2,549
Cross Country Healthcare, Inc. (a)	288	7,648
Dentsply Sirona Inc.	212	6,763

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
DocGo Inc. (a)	498	3,517
Dynavax Technologies Corporation (a)	180	1,919
Editas Medicine, Inc. (a) (b)	71	630
Encompass Health Corporation	114	6,841
Enovis Corporation (a)	113	6,034
ICU Medical, Inc. (a)	93	14,632
Integra LifeSciences Holdings Corporation (a)	182	10,198
Lantheus Holdings, Inc. (a)	153	7,798
Pacira Pharmaceuticals, Inc. (a)	70	2,694
Patterson Companies, Inc.	119	3,330
Pediatrix Medical Group, Inc. (a)	168	2,499
Perrigo Company Public Limited Company	263	8,981
Premier Healthcare Solutions, Inc. - Class A	470	16,461
Syneos Health, Inc. - Class A (a)	257	9,399
UFP Technologies, Inc. (a)	29	3,396
Varex Imaging Corporation (a)	304	6,171
		157,954
Information Technology 9.8%
ACI Worldwide, Inc. (a)	765	17,590
Alteryx, Inc. - Class A (a)	73	3,709
Arrow Electronics, Inc. (a)	61	6,340
Coherent Corp. (a)	62	2,166
DXC Technology Company (a)	104	2,769
E2Open Parent Holdings, Inc. - Class A (a) (b)	1,055	6,191
Ebix, Inc.	118	2,364
ePlus inc. (a)	476	21,058
Euronet Worldwide, Inc. (a)	49	4,625
EVERTEC, Inc.	131	4,242
Formfactor, Inc. (a)	143	3,179
Gitlab Inc. - Class A (a) (b)	72	3,285
Kulicke and Soffa Industries, Inc.	150	6,622
MAXIMUS, Inc.	51	3,743
MeridianLink, Inc. (a) (b)	477	6,546
MKS Instruments, Inc.	104	8,827
NCR Corporation (a)	233	5,444
Onto Innovation Inc. (a)	89	6,056
PAR Technology Corporation (a) (b)	213	5,547
Plexus Corp. (a)	13	1,314
TD SYNNEX Corporation	101	9,566
Thoughtworks Holding, Inc. (a)	135	1,378
Vm Consolidated, Inc. - Class A (a)	943	13,036
Vontier Corporation	237	4,584
Wex, Inc. (a)	41	6,733
		156,914
Consumer Staples 4.4%
BJ's Wholesale Club Holdings, Inc. (a)	117	7,760
Cal-Maine Foods, Inc.	81	4,428
Central Garden & Pet Company - Class A (a)	130	4,669
Grocery Outlet Holding Corp. (a)	373	10,879
Ingles Markets, Incorporated - Class A	42	4,048
Ingredion Incorporated	49	4,785
Inter Parfums, Inc.	162	15,665
Lancaster Colony Corporation	39	7,714
Molson Coors Beverage Company - Class B	114	5,876
The Simply Good Foods Company (a)	143	5,450
		71,274
Real Estate 4.4%
Alexander & Baldwin, Inc.	577	10,814
Apple Hospitality REIT, Inc.	322	5,076
Brandywine Realty Trust	159	980
Cushman & Wakefield PLC (a)	774	9,640
Getty Realty Corp.	119	4,028
Highwoods Properties, Inc.	22	608
Independence Realty Trust, Inc.	103	1,741
Marcus & Millichap Company	290	9,984
Newmark Group, Inc. - Class A	318	2,538
PotlatchDeltic Corporation	130	5,722
Ryman Hospitality Properties, Inc.	97	7,936
STAG Industrial, Inc.	172	5,561
Terreno Realty Corporation	94	5,365
		69,993
Materials 3.1%
Axalta Coating Systems Ltd. (a)	141	3,584
Century Aluminum Company (a)	170	1,388
Commercial Metals Company	54	2,606
Element Solutions Inc.	1,206	21,939
H.B. Fuller Company	93	6,658
Hecla Mining Company	659	3,664
Summit Materials, Inc. - Class A (a)	234	6,635
TriMas Corporation	75	2,075
Valvoline, Inc.	58	1,878
		50,427
Energy 2.8%
ChampionX Corporation	49	1,409
Chesapeake Energy Corporation (b)	22	2,066
CNX Resources Corporation (a)	211	3,549
CVR Energy, Inc.	66	2,058
DHT Holdings, Inc.	365	3,242
DMC Global Inc. (a)	351	6,815
HF Sinclair Corporation	53	2,741
Matador Resources Company	49	2,828
Ovintiv Canada ULC	36	1,829
Permian Resources Corporation - Class A	601	5,649
Range Resources Corporation	224	5,613
SM Energy Company	111	3,878
World Fuel Services Corporation	96	2,626
		44,303
Utilities 2.0%
ALLETE, Inc.	14	933
Avista Corporation	67	2,987
Black Hills Corporation	56	3,951
Clearway Energy, Inc. - Class C	151	4,816
IDACORP, Inc.	15	1,641
Portland General Electric Company (b)	90	4,431
Southwest Gas Holdings, Inc.	52	3,197
Spire Inc.	61	4,183
Vistra Corp.	263	6,100
		32,239
Communication Services 0.7%
Cable One, Inc.	2	1,685
Liberty Latin America Ltd. - Class A (a)	180	1,353
Liberty Latin America Ltd. - Class C (a)	101	764
Telephone and Data Systems, Inc.	342	3,583
Yelp Inc. (a)	153	4,172
		11,557
Total Common Stocks (cost $1,584,274)		1,546,559
INVESTMENT COMPANIES 0.2%
FS KKR Capital Corp.	207	3,617
Total Investment Companies (cost $4,544)		3,617
SHORT TERM INVESTMENTS 3.7%
Investment Companies 3.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	57,399	57,399
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (d)	1,819	1,819
Total Short Term Investments (cost $59,218)		59,218
Total Investments 100.3% (cost $1,648,036)		1,609,394
Other Assets and Liabilities, Net (0.3)%		(4,450)
Total Net Assets 100.0%		1,604,944

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager Small Cap Value Fund
Assets - Securities
Common Stocks	1,546,559	—	—	1,546,559
Investment Companies	3,617	—	—	3,617
Short Term Investments	59,218	—	—	59,218
	1,609,394	—	—	1,609,394

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL Multi-Manager U.S. Select Equity Fund
COMMON STOCKS 95.5%
Health Care 23.1%
AstraZeneca PLC - ADR	88	5,949
Cigna Corporation	24	8,115
DexCom, Inc. (a)	29	3,326
Elevance Health, Inc.	12	6,163
Eli Lilly and Company	17	6,148
Humana Inc.	16	8,177
Intuitive Surgical, Inc. (a)	26	6,880
McKesson Corporation	10	3,606
Repligen Corporation (a)	16	2,755
Stryker Corporation	20	4,981
Thermo Fisher Scientific Inc.	6	3,395
UnitedHealth Group Incorporated	33	17,487
		76,982
Information Technology 18.3%
Advanced Micro Devices, Inc. (a)	44	2,860
Amphenol Corporation - Class A	43	3,251
Bill.Com Holdings Inc. (a)	52	5,693
Datadog, Inc. - Class A (a)	79	5,792
Entegris, Inc.	43	2,790
Microsoft Corporation	72	17,108
Snowflake Inc. - Class A (a)	41	5,839
Visa Inc. - Class A	84	17,512
		60,845
Energy 14.3%
Arch Resources, Inc. - Class A	34	4,783
EOG Resources, Inc.	23	3,010
Exxon Mobil Corporation	165	18,254
Occidental Petroleum Corporation	143	9,035
Schlumberger Limited	173	9,246
Transocean Ltd. (a) (b)	743	3,390
		47,718
Consumer Staples 9.6%
Altria Group, Inc.	186	8,490
Costco Wholesale Corporation	6	2,952
Monster Beverage 1990 Corporation (a)	35	3,511
Philip Morris International Inc.	90	9,153
Walmart Inc.	55	7,761
		31,867
Financials 8.4%
Arthur J. Gallagher & Co.	18	3,403
Berkshire Hathaway Inc. - Class B (a)	26	8,076
LPL Financial Holdings Inc.	30	6,301
The Charles Schwab Corporation	122	10,199
		27,979
Industrials 7.8%
Booz Allen Hamilton Holding Corporation - Class A	32	3,387
Canadian Pacific Railway Limited	89	6,628
Caterpillar Inc.	11	2,691
Lockheed Martin Corporation	14	6,932
Northrop Grumman Corporation	12	6,323
		25,961
Utilities 6.4%
American Electric Power Company, Inc.	76	7,230
Atmos Energy Corporation	27	2,997
Exelon Corporation	257	11,113
		21,340
Consumer Discretionary 5.2%
Amazon.com, Inc. (a)	101	8,486
Floor & Decor Holdings, Inc. - Class A (a)	85	5,896
The Home Depot, Inc.	10	3,052
		17,434
Materials 1.4%
Corteva, Inc.	52	3,043
United States Steel Corporation	57	1,427
		4,470
Real Estate 1.0%
Rexford Industrial Realty, Inc.	62	3,390
Total Common Stocks (cost $324,219)		317,986
SHORT TERM INVESTMENTS 4.5%
Investment Companies 4.5%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	15,054	15,054
Total Short Term Investments (cost $15,054)		15,054
Total Investments 100.0% (cost $339,273)		333,040
Other Assets and Liabilities, Net 0.0%		128
Total Net Assets 100.0%		333,168

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL Multi-Manager U.S. Select Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Transocean Ltd.	12/16/22	3,272	3,390	1.0

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager U.S. Select Equity Fund
Assets - Securities
Common Stocks	317,986	—	—	317,986
Short Term Investments	15,054	—	—	15,054
	333,040	—	—	333,040

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL S&P 500 Index Fund
COMMON STOCKS 97.5%
Information Technology 25.1%
Accenture Public Limited Company - Class A	5	1,423
Adobe Inc. (a)	4	1,323
Advanced Micro Devices, Inc. (a)	14	882
Akamai Technologies, Inc. (a)	1	110
Amphenol Corporation - Class A	5	388
Analog Devices, Inc.	4	722
ANSYS, Inc. (a)	1	174
Apple Inc.	127	16,450
Applied Materials, Inc.	7	721
Arista Networks, Inc. (a)	2	257
Autodesk, Inc. (a)	2	346
Automatic Data Processing, Inc.	4	842
Broadcom Inc.	3	1,915
Broadridge Financial Solutions, Inc.	1	131
Cadence Design Systems, Inc. (a)	2	376
CDW Corp.	1	204
Ceridian HCM Holding Inc. (a)	1	87
Cisco Systems, Inc.	35	1,651
Cognizant Technology Solutions Corporation - Class A	4	249
Corning Incorporated	6	201
DXC Technology Company (a)	2	48
Enphase Energy, Inc. (a)	1	300
EPAM Systems, Inc. (a)	—	156
F5, Inc. (a)	1	69
Fidelity National Information Services, Inc.	5	339
First Solar, Inc. (a)	1	125
Fiserv, Inc. (a)	5	539
FleetCor Technologies, Inc. (a)	1	125
Fortinet, Inc. (a)	5	267
Gartner, Inc. (a)	1	231
Gen Digital Inc.	5	106
Global Payments Inc.	2	229
Hewlett Packard Enterprise Company	10	166
HP, Inc.	8	201
Intel Corporation	35	922
International Business Machines Corporation	8	1,082
Intuit Inc.	2	934
Jack Henry & Associates, Inc.	1	105
Juniper Networks, Inc.	3	91
Keysight Technologies, Inc. (a)	2	256
KLA Corporation	1	445
Lam Research Corporation	1	481
MasterCard Incorporated - Class A	7	2,491
Microchip Technology Incorporated	5	335
Micron Technology, Inc.	9	459
Microsoft Corporation	63	15,132
Monolithic Power Systems, Inc.	—	127
Motorola Solutions, Inc.	1	367
NetApp, Inc.	2	108
NVIDIA Corporation	21	3,086
NXP Semiconductors N.V.	2	348
On Semiconductor Corporation (a)	4	235
Oracle Corporation	13	1,061
Paychex, Inc.	3	307
Paycom Software, Inc. (a)	—	126
PayPal Holdings, Inc. (a)	10	683
PTC Inc. (a)	1	107
Qorvo, Inc. (a)	1	74
Qualcomm Incorporated	9	1,037
Roper Technologies, Inc.	1	392
Salesforce, Inc. (a)	8	1,120
Seagate Technology Holdings Public Limited Company	2	88
ServiceNow, Inc. (a)	2	663
Skyworks Solutions, Inc.	1	125
SolarEdge Technologies Ltd. (a)	—	134
Synopsys, Inc. (a)	1	417
TE Connectivity Ltd. (b)	3	305
Teledyne Technologies Incorporated (a)	—	166
Teradyne, Inc.	1	121
Texas Instruments Incorporated	8	1,271
Trimble Inc. (a)	2	100
Tyler Technologies, Inc. (a)	—	114
VeriSign, Inc. (a)	1	168
Visa Inc. - Class A	14	2,875
Western Digital Corporation (a)	3	90
Zebra Technologies Corporation - Class A (a)	—	113
		70,014
Health Care 15.4%
Abbott Laboratories	15	1,621
AbbVie Inc.	15	2,421
Agilent Technologies, Inc.	3	379
Align Technology, Inc. (a)	1	125
AmerisourceBergen Corporation	1	233
Amgen Inc.	5	1,182
Baxter International Inc.	4	217
Becton, Dickinson and Company	2	605
Biogen Inc. (a)	1	338
Bio-Rad Laboratories, Inc. - Class A (a)	—	83
Bio-Techne Corporation	1	110
Boston Scientific Corporation (a)	12	563
Bristol-Myers Squibb Company	18	1,294
Cardinal Health, Inc.	2	172
Catalent, Inc. (a)	2	75
Centene Corporation (a)	5	391
Charles River Laboratories International, Inc. (a)	—	94
Cigna Corporation	3	858
CVS Health Corporation	11	1,041
Danaher Corporation	6	1,475
DaVita Inc. (a)	—	36
Dentsply Sirona Inc.	2	56
DexCom, Inc. (a)	3	373
Edwards Lifesciences Corporation (a)	5	386
Elevance Health, Inc.	2	1,035
Eli Lilly and Company	7	2,444
Gilead Sciences, Inc.	11	906
HCA Healthcare, Inc.	2	428
Henry Schein, Inc. (a)	1	92
Hologic, Inc. (a)	2	153
Humana Inc.	1	552
IDEXX Laboratories, Inc. (a)	1	280
Illumina, Inc. (a)	1	276
Incyte Corporation (a)	2	125
Intuitive Surgical, Inc. (a)	3	792
IQVIA Holdings Inc (a)	2	318
Johnson & Johnson	22	3,916
Laboratory Corporation of America Holdings	1	175
McKesson Corporation	1	460
Medtronic, Inc.	11	877
Merck & Co., Inc.	21	2,370
Mettler-Toledo International Inc. (a)	—	275
Moderna, Inc. (a)	3	505
Molina Healthcare, Inc. (a)	1	158
Organon & Co.	2	59
PerkinElmer, Inc.	1	145
Pfizer Inc.	48	2,436
Quest Diagnostics Incorporated	1	150
Regeneron Pharmaceuticals, Inc. (a)	1	662
ResMed Inc.	1	255
Steris Limited	1	161
Stryker Corporation	3	700
Teleflex Incorporated	—	102
The Cooper Companies, Inc.	—	140
Thermo Fisher Scientific Inc.	3	1,830
UnitedHealth Group Incorporated	8	4,197
Universal Health Services, Inc. - Class B	1	79
Vertex Pharmaceuticals Incorporated (a)	2	622
Viatris Inc.	10	112
Waters Corporation (a)	1	179
West Pharmaceutical Services, Inc.	1	146
Zimmer Biomet Holdings, Inc.	2	220
Zoetis Inc. - Class A	4	581
		43,041
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Financials 11.4%
AFLAC Incorporated	5	353
American Express Company	5	748
American International Group, Inc.	6	396
Ameriprise Financial, Inc.	1	285
AON Public Limited Company - Class A	2	528
Arch Capital Group Ltd. (a)	3	192
Arthur J. Gallagher & Co.	2	330
Assurant, Inc.	—	53
Bank of America Corporation	59	1,952
Berkshire Hathaway Inc. - Class B (a)	15	4,713
BlackRock, Inc.	1	901
Brown & Brown, Inc.	2	110
Capital One Financial Corporation	3	295
Cboe Global Markets, Inc.	1	109
Chubb Limited	4	783
Cincinnati Financial Corporation	1	132
Citigroup Inc.	16	745
Citizens Financial Group, Inc.	4	162
CME Group Inc. - Class A	3	512
Comerica Incorporated	1	73
Discover Financial Services	2	230
Everest Re Group, Ltd.	—	109
FactSet Research Systems Inc.	—	126
Fifth Third Bancorp	6	195
First Republic Bank	2	196
Franklin Resources, Inc.	2	64
Globe Life Inc.	1	92
Huntington Bancshares Incorporated	12	174
Intercontinental Exchange, Inc.	5	484
Invesco Ltd.	4	67
JPMorgan Chase & Co.	25	3,329
KeyCorp	8	135
Lincoln National Corporation	1	39
Loews Corporation	2	98
M&T Bank Corporation	1	209
MarketAxess Holdings Inc.	—	85
Marsh & Mclennan Companies, Inc.	4	695
MetLife, Inc.	6	402
Moody's Corporation	1	367
Morgan Stanley	11	946
MSCI Inc. - Class A	1	314
Nasdaq, Inc.	3	178
Northern Trust Corporation	2	154
Principal Financial Group, Inc.	2	165
Prudential Financial, Inc.	3	308
Raymond James Financial, Inc.	2	174
Regions Financial Corporation	8	174
S&P Global Inc.	3	945
Signature Bank	1	61
State Street Corporation	3	238
SVB Financial Group (a)	1	111
Synchrony Financial	4	131
T. Rowe Price Group, Inc.	2	204
The Allstate Corporation	2	309
The Bank of New York Mellon Corporation (c)	6	289
The Charles Schwab Corporation	13	1,069
The Goldman Sachs Group, Inc.	3	984
The Hartford Financial Services Group, Inc.	3	201
The PNC Financial Services Group, Inc.	3	534
The Progressive Corporation	5	646
The Travelers Companies, Inc.	2	371
Truist Financial Corporation	11	486
U.S. Bancorp	12	502
W. R. Berkley Corporation	2	124
Wells Fargo & Company	32	1,330
Willis Towers Watson Public Limited Company	1	223
Zions Bancorporation, National Association	1	65
		31,704
Consumer Discretionary 9.6%
Advance Auto Parts, Inc.	1	78
Amazon.com, Inc. (a)	75	6,312
Aptiv PLC (a)	2	210
AutoZone, Inc. (a)	—	395
Bath & Body Works, Inc.	2	76
Best Buy Co., Inc.	2	128
Booking Holdings Inc. (a)	—	657
BorgWarner Inc.	2	78
Caesars Entertainment, Inc. (a)	2	81
CarMax, Inc. (a)	1	89
Carnival Corporation (a) (d)	8	65
Chipotle Mexican Grill, Inc. (a)	—	329
D.R. Horton, Inc.	3	246
Darden Restaurants, Inc.	1	147
Dollar General Corporation	2	464
Dollar Tree, Inc. (a)	2	246
Domino's Pizza, Inc.	—	103
eBay Inc.	5	189
ETSY, Inc. (a)	1	125
Expedia Group, Inc. (a)	1	112
Ford Motor Company	33	388
Garmin Ltd.	1	122
General Motors Company	12	408
Genuine Parts Company	1	205
Hasbro, Inc.	1	75
Hilton Worldwide Holdings Inc.	2	279
Las Vegas Sands Corp. (a)	3	135
Lennar Corporation - Class A	2	191
LKQ Corporation	2	111
Lowe`s Companies, Inc.	5	1,046
Marriott International, Inc. - Class A	2	344
McDonald's Corporation	6	1,624
MGM Resorts International	2	82
Mohawk Industries, Inc. (a)	—	47
Newell Brands Inc.	3	45
NIKE, Inc. - Class B	11	1,256
Norwegian Cruise Line Holdings Ltd. (a)	4	47
NVR, Inc. (a)	—	115
O'Reilly Automotive, Inc. (a)	1	451
Pool Corporation	—	98
PulteGroup, Inc.	2	84
Ralph Lauren Corporation - Class A	—	39
Ross Stores, Inc.	3	351
Royal Caribbean Cruises Ltd.	2	99
Starbucks Corporation	10	969
Tapestry, Inc.	2	78
Target Corporation	4	585
Tesla Inc. (a)	23	2,799
The Home Depot, Inc.	9	2,737
The TJX Companies, Inc.	10	781
Tractor Supply Company	1	219
Ulta Beauty, Inc. (a)	—	201
V.F. Corporation	3	76
Whirlpool Corporation	—	64
Wynn Resorts, Limited (a)	1	76
Yum! Brands, Inc.	2	307
		26,664
Industrials 8.4%
3M Company	5	561
A. O. Smith Corporation	1	69
Alaska Air Group, Inc. (a)	1	46
Allegion Public Limited Company	1	82
American Airlines Group Inc. (a)	5	68
AMETEK, Inc.	2	274
C.H. Robinson Worldwide, Inc.	1	91
Carrier Global Corporation	7	288
Caterpillar Inc.	4	1,055
Cintas Corporation	1	332
Copart, Inc. (a)	4	217
CoStar Group, Inc. (a)	4	275
CSX Corporation	18	552
Cummins Inc.	1	291
Deere & Company	2	1,002
Delta Air Lines, Inc. (a)	6	183
Dover Corporation	1	152
Eaton Corporation Public Limited Company	3	527
Emerson Electric Co.	5	484
Equifax Inc.	1	201

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Expeditors International of Washington, Inc.	1	139
Fastenal Company	5	225
FedEx Corporation	2	354
Fortive Corporation	3	199
Generac Holdings Inc. (a)	1	55
General Dynamics Corporation	2	473
General Electric Company	9	770
Honeywell International Inc.	6	1,225
Howmet Aerospace Inc.	3	121
Huntington Ingalls Industries, Inc.	—	79
IDEX Corporation	1	144
Illinois Tool Works Inc.	2	517
Ingersoll Rand Inc.	4	185
J. B. Hunt Transport Services, Inc.	1	119
Jacobs Solutions Inc.	1	136
Johnson Controls International Public Limited Company	6	373
L3Harris Technologies, Inc.	2	339
Leidos Holdings, Inc.	1	129
Lockheed Martin Corporation	2	961
Masco Corporation	2	89
Nordson Corporation	—	107
Norfolk Southern Corporation	2	481
Northrop Grumman Corporation	1	666
Old Dominion Freight Line, Inc.	1	217
Otis Worldwide Corporation	4	274
PACCAR Inc	3	286
Parker-Hannifin Corporation	1	322
Pentair Public Limited Company	1	55
Quanta Services, Inc.	1	175
Raytheon Technologies Corporation	12	1,253
Republic Services, Inc.	2	229
Robert Half International Inc.	1	68
Rockwell Automation, Inc.	1	249
Rollins, Inc.	2	70
Snap-on Incorporated	—	103
Southwest Airlines Co.	5	162
Stanley Black & Decker, Inc.	1	99
Textron Inc.	2	124
The Boeing Company (a)	5	902
Trane Technologies Public Limited Company	2	323
TransDigm Group Incorporated	—	272
Union Pacific Corporation	5	1,075
United Airlines Holdings, Inc. (a)	3	99
United Parcel Service, Inc. - Class B	6	1,072
United Rentals, Inc. (a)	1	210
Verisk Analytics, Inc.	1	230
W. W. Grainger, Inc.	—	214
Waste Management, Inc.	3	502
Westinghouse Air Brake Technologies Corporation	2	155
Xylem Inc.	2	165
		23,541
Communication Services 7.1%
Activision Blizzard, Inc.	6	463
Alphabet Inc. - Class A (a)	51	4,461
Alphabet Inc. - Class C (a)	45	3,976
AT&T Inc.	61	1,113
Charter Communications, Inc. - Class A (a)	1	304
Comcast Corporation - Class A	37	1,296
Dish Network Corporation - Class A (a)	2	30
Electronic Arts Inc.	2	269
Fox Corporation - Class A	3	80
Fox Corporation - Class B	1	30
Live Nation Entertainment, Inc. (a)	1	82
Lumen Technologies Inc.	8	43
Match Group, Inc. (a)	2	97
Meta Platforms, Inc. - Class A (a)	19	2,290
Netflix, Inc. (a)	4	1,113
News Corporation - Class A	3	53
News Corporation - Class B	1	27
Omnicom Group Inc.	2	140
Paramount Global - Class B (d)	4	70
Take-Two Interactive Software, Inc. (a)	1	141
The Interpublic Group of Companies, Inc.	3	109
The Walt Disney Company (a)	15	1,344
T-Mobile USA, Inc. (a)	5	704
Verizon Communications Inc.	35	1,393
Warner Bros. Discovery, Inc. - Series A (a)	19	179
		19,807
Consumer Staples 7.0%
Altria Group, Inc.	15	700
Archer-Daniels-Midland Company	5	431
Brown-Forman Corporation - Class B	2	99
Campbell Soup Company	2	95
Church & Dwight Co., Inc.	2	167
Colgate-Palmolive Company	7	555
Conagra Brands, Inc.	4	152
Constellation Brands, Inc. - Class A	1	319
Costco Wholesale Corporation	4	1,716
General Mills, Inc.	5	425
Hormel Foods Corporation	3	113
Kellogg Company	2	154
Keurig Dr Pepper Inc.	7	258
Kimberly-Clark Corporation	3	395
Kraft Foods Group, Inc.	7	280
Lamb Weston Holdings, Inc.	1	106
McCormick & Company, Incorporated	2	178
Molson Coors Beverage Company - Class B	2	81
Mondelez International, Inc. - Class A	12	771
Monster Beverage 1990 Corporation (a)	3	326
PepsiCo, Inc.	12	2,102
Philip Morris International Inc.	13	1,332
Sysco Corporation	4	334
The Clorox Company	1	152
The Coca-Cola Company	33	2,088
The Estee Lauder Companies Inc. - Class A	2	478
The Hershey Company	1	293
The J. M. Smucker Company	1	141
The Kroger Co.	6	253
The Procter & Gamble Company	20	3,040
Tyson Foods, Inc. - Class A	2	149
Walgreens Boots Alliance, Inc.	6	223
Walmart Inc.	12	1,691
		19,597
Energy 5.1%
Apa Corp.	3	126
Baker Hughes Company - Class A	9	259
Chevron Corporation	15	2,701
ConocoPhillips	11	1,245
Coterra Energy Inc.	7	160
Devon Energy Corporation	6	343
Diamondback Energy, Inc.	1	202
EOG Resources, Inc.	5	651
EQT Corporation	3	105
Exxon Mobil Corporation	35	3,844
Halliburton Company	8	304
Hess Corporation	2	329
Kinder Morgan, Inc.	17	310
Marathon Oil Corporation	5	143
Marathon Petroleum Corporation	4	459
Occidental Petroleum Corporation	6	387
ONEOK, Inc.	4	244
Phillips 66	4	414
Pioneer Natural Resources Company	2	459
Schlumberger Limited	12	641
Targa Resources Corp.	2	139
The Williams Companies, Inc.	10	343
Valero Energy Corporation	3	413
		14,221
Utilities 3.1%
Alliant Energy Corporation	2	124
Ameren Corporation	2	193
American Electric Power Company, Inc.	4	416
American Water Works Company, Inc.	2	232
Atmos Energy Corporation	1	133
CenterPoint Energy, Inc.	6	165
CMS Energy Corporation	2	154
Consolidated Edison, Inc.	3	282
Constellation Energy Group, Inc.	3	236

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Dominion Energy, Inc.	7	435
DTE Energy Company	2	189
Duke Energy Corporation	6	660
Edison International	3	205
Entergy Corporation	2	198
Evergy, Inc.	2	117
Eversource Energy	3	242
Exelon Corporation	9	367
FirstEnergy Corp.	5	199
NextEra Energy, Inc.	17	1,406
NiSource Inc.	3	90
NRG Energy, Inc.	2	66
PG&E Corporation (a)	14	219
Pinnacle West Capital Corporation	1	71
PPL Corporation	6	181
Public Service Enterprise Group Incorporated	4	254
Sempra Energy	3	416
The AES Corporation	6	170
The Southern Company	9	658
WEC Energy Group Inc.	3	246
Xcel Energy Inc.	5	328
		8,652
Materials 2.7%
Air Products and Chemicals, Inc.	2	578
Albemarle Corporation	1	211
Amcor Pty Ltd	12	147
Avery Dennison Corporation	1	124
Ball Corporation	3	137
Celanese Corporation - Class A	1	81
CF Industries Holdings, Inc.	2	142
Corteva, Inc.	6	357
Dow Inc.	6	301
DuPont de Nemours, Inc.	4	293
Eastman Chemical Company	1	81
Ecolab Inc.	2	310
FMC Corporation	1	135
Freeport-McMoRan Inc.	12	455
International Flavors & Fragrances Inc.	2	226
International Paper Company	3	105
Legacy Vulcan Corp.	1	194
Linde Public Limited Company	4	1,369
LyondellBasell Industries N.V. - Class A	2	169
Martin Marietta Materials, Inc.	1	175
MOS Holdings Inc.	3	135
Newmont Corporation	7	312
Nucor Corporation	2	287
Packaging Corporation of America	1	99
PPG Industries, Inc.	2	247
Sealed Air Corporation	1	64
Steel Dynamics, Inc.	1	125
The Sherwin-Williams Company	2	477
WestRock Company	2	81
		7,417
Real Estate 2.6%
Alexandria Real Estate Equities, Inc.	1	184
American Tower Corporation	4	841
AvalonBay Communities, Inc.	1	197
Boston Properties, Inc.	1	89
Camden Property Trust	1	97
CBRE Group, Inc. - Class A (a)	3	207
Crown Castle Inc.	4	501
Digital Realty Trust, Inc.	3	249
Equinix, Inc.	1	512
Equity Residential	3	168
Essex Property Trust, Inc.	1	110
Extra Space Storage Inc.	1	171
Federal Realty Investment Trust	1	59
Healthpeak Properties, Inc.	4	111
Host Hotels & Resorts, Inc.	6	94
Invitation Homes Inc.	5	142
Iron Mountain Incorporated	2	118
Kimco Realty Corporation	6	118
Mid-America Apartment Communities, Inc.	1	155
ProLogis Inc.	8	874
Public Storage	1	378
Realty Income Corporation	5	337
Regency Centers Corporation	1	88
SBA Communications Corporation	1	250
Simon Property Group, Inc.	3	320
UDR, Inc.	3	105
Ventas, Inc.	4	160
VICI Properties Inc.	8	265
Vornado Realty Trust	1	24
Welltower OP LLC	4	252
Weyerhaeuser Company	6	191
		7,367
Total Common Stocks (cost $251,181)		272,025
INVESTMENT COMPANIES 0.7%
iShares Core S&P 500 ETF	5	1,904
Total Investment Companies (cost $1,950)		1,904
SHORT TERM INVESTMENTS 1.5%
Investment Companies 1.5%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (e)	4,327	4,327
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (e)	6	6
Total Short Term Investments (cost $4,333)		4,333
Total Investments 99.7% (cost $257,464)		278,262
Other Derivative Instruments (0.0)%		(12)
Other Assets and Liabilities, Net 0.3%		737
Total Net Assets 100.0%		278,987

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) All or a portion of the security was on loan as of December 31, 2022.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL S&P 500 Index Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
The Bank of New York Mellon Corporation	330	38	11	8	—	(68)	289	0.1

JNL S&P 500 Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	01/05/18	280	305	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL S&P 500 Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	24	March 2023	4,702	(12)	(69)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL S&P 500 Index Fund
Assets - Securities
Common Stocks	272,025	—	—	272,025
Investment Companies	1,904	—	—	1,904
Short Term Investments	4,333	—	—	4,333
	278,262	—	—	278,262
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(69)	—	—	(69)
	(69)	—	—	(69)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/AB Sustainable Global Thematic Fund
COMMON STOCKS 94.4%
United States of America 50.2%
Adobe Inc. (a)	1	211
AFLAC Incorporated	4	316
American Water Works Company, Inc.	1	188
Aptiv PLC (a)	2	144
Becton, Dickinson and Company	1	320
Bio-Rad Laboratories, Inc. - Class A (a)	1	209
Bruker Corporation	3	209
Calix, Inc. (a)	4	245
Danaher Corporation	1	376
Deere & Company	1	455
Dell Technologies Inc. - Class C	4	168
Hexcel Corporation	4	218
Intuit Inc.	—	177
Keysight Technologies, Inc. (a)	1	204
Lumentum Holdings Inc. (a)	5	235
Microsoft Corporation	1	333
MSCI Inc. - Class A	1	344
NextEra Energy, Inc.	4	347
On Semiconductor Corporation (a)	3	196
Steris Limited	1	275
SVB Financial Group (a)	1	139
Tetra Tech, Inc.	2	296
The Procter & Gamble Company	1	225
TopBuild Corp. (a)	1	122
Visa Inc. - Class A	2	320
Waste Management, Inc.	3	402
West Pharmaceutical Services, Inc.	1	194
Xylem Inc.	2	182
		7,050
United Kingdom 7.1%
Abcam PLC - ADR (a)	11	173
Experian PLC	5	173
Haleon PLC (a)	36	144
London Stock Exchange Group PLC	2	148
Unilever PLC	7	353
		991
Netherlands 4.8%
ASML Holding N.V.	—	234
Koninklijke DSM N.V.	2	203
NXP Semiconductors N.V.	2	239
		676
Germany 3.9%
Deutsche Borse Aktiengesellschaft - Class N	1	247
Gerresheimer AG	1	69
Infineon Technologies AG - Class N	8	232
		548
Switzerland 3.5%
Alcon AG	3	201
Partners Group Holding AG	—	284
		485
Ireland 3.4%
Accenture Public Limited Company - Class A	1	289
Icon Public Limited Company (a)	1	195
		484
Denmark 3.1%
Chr. Hansen Holding A/S	3	219
Orsted A/S (b)	2	211
		430
Singapore 3.0%
Flex Ltd. (a)	20	419
Japan 2.9%
Keyence Corporation	—	156
SMC Corporation	1	251
		407
Austria 2.2%
Erste Group Bank AG	10	315
Taiwan 2.2%
Taiwan Semiconductor Manufacturing Company Limited - ADR	4	312
India 2.1%
HDFC Bank Limited - ADR	4	295
Hong Kong 1.8%
AIA Group Limited	23	258
France 1.7%
Dassault Systemes	7	240
Norway 1.5%
TOMRA Systems ASA	13	213
China 1.0%
BYD Company Limited - Class H	6	147
Total Common Stocks (cost $13,790)		13,270
SHORT TERM INVESTMENTS 4.7%
Investment Companies 4.7%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	656	656
Total Short Term Investments (cost $656)		656
Total Investments 99.1% (cost $14,446)		13,926
Other Derivative Instruments 0.4%		58
Other Assets and Liabilities, Net 0.5%		69
Total Net Assets 100.0%		14,053

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/AB Sustainable Global Thematic Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Orsted A/S	08/08/22	255	211	1.5

JNL/AB Sustainable Global Thematic Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	BOA	01/19/23	AUD	389	265	17
BRL/USD	MSC	01/04/23	BRL	384	73	(1)
BRL/USD	MSC	01/04/23	BRL	384	73	2
BRL/USD	MSC	02/02/23	BRL	384	72	—
CAD/USD	BOA	01/19/23	CAD	44	32	(1)
CAD/USD	BOA	01/19/23	CAD	531	393	3
CHF/USD	BOA	03/01/23	CHF	42	46	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/AB Sustainable Global Thematic Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
CNY/USD	BOA	02/16/23	CNY	297	43	1
CNY/USD	CIT	02/16/23	CNY	2,823	407	13
CNY/USD	MSC	02/16/23	CNY	592	85	2
EUR/USD	BOA	02/27/23	EUR	153	165	1
GBP/USD	BOA	01/18/23	GBP	50	60	1
JPY/USD	BOA	02/09/23	JPY	61,067	467	19
KRW/USD	CIT	01/30/23	KRW	194,270	154	18
SEK/USD	BOA	02/03/23	SEK	1,131	109	1
USD/BRL	MSC	01/04/23	BRL	(768)	(146)	1
USD/CHF	BOA	03/01/23	CHF	(137)	(149)	(1)
USD/CNY	BOA	02/16/23	CNY	(136)	(20)	(1)
USD/CNY	MSC	02/16/23	CNY	(1,035)	(149)	(3)
USD/EUR	BOA	02/27/23	EUR	(31)	(33)	—
USD/EUR	MSC	02/27/23	EUR	(765)	(822)	(13)
USD/GBP	BOA	01/18/23	GBP	(50)	(61)	(1)
USD/GBP	BOA	01/18/23	GBP	(357)	(431)	3
USD/HKD	BOA	01/12/23	HKD	(1,103)	(141)	—
USD/JPY	BOA	02/09/23	JPY	(6,221)	(48)	(1)
USD/JPY	BOA	02/09/23	JPY	(6,728)	(51)	—
USD/NOK	BOA	02/03/23	NOK	(1,327)	(136)	(2)
USD/TWD	BOA	03/16/23	TWD	(2,640)	(87)	—
					170	58

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/AB Sustainable Global Thematic Fund
Assets - Securities
Common Stocks	8,972	4,298	—	13,270
Short Term Investments	656	—	—	656
	9,628	4,298	—	13,926
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	82	—	82
	—	82	—	82
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(24)	—	(24)
	—	(24)	—	(24)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/AQR Large Cap Defensive Style Fund
COMMON STOCKS 94.4%
Health Care 21.3%
Abbott Laboratories	43	4,767
AbbVie Inc.	28	4,554
Agilent Technologies, Inc.	9	1,302
Amgen Inc.	18	4,671
Becton, Dickinson and Company	4	1,026
Bio-Rad Laboratories, Inc. - Class A (a)	1	210
Bio-Techne Corporation	9	762
Bristol-Myers Squibb Company	8	570
Centene Corporation (a)	2	201
Charles River Laboratories International, Inc. (a)	2	467
Chemed Corporation	6	2,950
CVS Health Corporation	19	1,788
Danaher Corporation	16	4,362
Elevance Health, Inc.	8	4,198
Eli Lilly and Company	8	3,019
Envista Holdings Corporation (a)	19	622
Gilead Sciences, Inc.	3	236
Hologic, Inc. (a)	6	483
Humana Inc.	3	1,690
IDEXX Laboratories, Inc. (a)	3	1,115
IQVIA Holdings Inc (a)	5	985
Johnson & Johnson	31	5,391
McKesson Corporation	11	4,300
Medtronic, Inc.	38	2,979
Merck & Co., Inc.	53	5,895
Mettler-Toledo International Inc. (a)	1	1,317
Pfizer Inc.	15	790
Qiagen N.V. (a)	13	643
Quest Diagnostics Incorporated	2	373
Regeneron Pharmaceuticals, Inc. (a)	5	3,548
ResMed Inc.	2	461
Seagen Inc. (a)	2	254
Stryker Corporation	2	376
Thermo Fisher Scientific Inc.	9	5,056
United Therapeutics Corporation (a)	5	1,486
UnitedHealth Group Incorporated	10	5,293
Veeva Systems Inc. - Class A (a)	1	212
Vertex Pharmaceuticals Incorporated (a)	8	2,329
Viatris Inc.	48	533
Waters Corporation (a)	1	219
West Pharmaceutical Services, Inc.	1	148
Zoetis Inc. - Class A	10	1,518
		83,099
Consumer Staples 18.7%
Altria Group, Inc.	15	686
Archer-Daniels-Midland Company	5	493
Campbell Soup Company	5	302
Casey's General Stores, Inc.	—	104
Church & Dwight Co., Inc.	17	1,375
Colgate-Palmolive Company	62	4,903
Constellation Brands, Inc. - Class A	4	999
Costco Wholesale Corporation	11	4,863
Flowers Foods, Inc.	60	1,732
General Mills, Inc.	16	1,359
Hormel Foods Corporation	104	4,742
Kellogg Company	16	1,161
Kimberly-Clark Corporation	1	191
McCormick & Company, Incorporated	5	398
Mondelez International, Inc. - Class A	82	5,474
Monster Beverage 1990 Corporation (a)	39	3,966
PepsiCo, Inc.	30	5,451
Philip Morris International Inc.	55	5,527
The Clorox Company	17	2,363
The Coca-Cola Company	85	5,377
The Estee Lauder Companies Inc. - Class A	3	789
The Hershey Company	23	5,418
The J. M. Smucker Company	3	470
The Kroger Co.	68	3,053
The Procter & Gamble Company	40	5,994
Tyson Foods, Inc. - Class A	3	163
Walmart Inc.	39	5,488
		72,841
Industrials 13.3%
3M Company	21	2,467
Air Lease Corporation - Class A	12	449
AMETEK, Inc.	1	190
C.H. Robinson Worldwide, Inc.	4	389
Caterpillar Inc.	14	3,388
Cintas Corporation	2	858
Clarivate PLC (a)	20	169
Copart, Inc. (a)	26	1,572
Cummins Inc.	10	2,481
Deere & Company	4	1,887
Eaton Corporation Public Limited Company	1	126
Emerson Electric Co.	4	430
Expeditors International of Washington, Inc.	38	3,972
FedEx Corporation	3	565
FTI Consulting, Inc. (a)	21	3,333
Honeywell International Inc.	4	776
Illinois Tool Works Inc.	6	1,212
J. B. Hunt Transport Services, Inc.	9	1,560
Knight-Swift Transportation Holdings Inc. - Class A	17	889
Landstar System, Inc.	4	729
Lockheed Martin Corporation	11	5,412
MasTec, Inc. (a)	20	1,720
Old Dominion Freight Line, Inc.	4	1,066
Republic Services, Inc.	41	5,226
Robert Half International Inc.	9	678
Union Pacific Corporation	12	2,411
United Parcel Service, Inc. - Class B	14	2,505
Waste Management, Inc.	34	5,313
		51,773
Financials 10.4%
AFLAC Incorporated	9	666
American International Group, Inc.	18	1,153
AON Public Limited Company - Class A	4	1,216
Arch Capital Group Ltd. (a)	6	378
Assurant, Inc.	2	255
Bank of America Corporation	9	287
BlackRock, Inc.	4	2,470
Chubb Limited	10	2,249
Cincinnati Financial Corporation	16	1,637
Citigroup Inc.	7	323
Citizens Financial Group, Inc.	16	636
CME Group Inc. - Class A	22	3,666
Commerce Bancshares, Inc.	2	116
Erie Indemnity Company - Class A	5	1,293
Everest Re Group, Ltd.	7	2,287
First Citizens BancShares, Inc. - Class A	1	1,109
Intercontinental Exchange, Inc.	2	158
JPMorgan Chase & Co.	28	3,796
Loews Corporation	5	310
M&T Bank Corporation	2	326
MarketAxess Holdings Inc.	1	363
Marsh & Mclennan Companies, Inc.	1	205
MetLife, Inc.	18	1,296
Prosperity Bancshares, Inc.	17	1,249
Prudential Financial, Inc.	7	743
Reinsurance Group of America, Incorporated	1	200
RenaissanceRe Holdings Ltd	2	330
T. Rowe Price Group, Inc.	15	1,598
The Allstate Corporation	10	1,347
The Charles Schwab Corporation	20	1,654
The Hartford Financial Services Group, Inc.	8	641
The PNC Financial Services Group, Inc.	1	160
The Progressive Corporation	16	2,117
The Travelers Companies, Inc.	15	2,791
Unum Group	6	265
W. R. Berkley Corporation	6	416
White Mountains Insurance Group Ltd	1	784
		40,490
Information Technology 9.6%
Accenture Public Limited Company - Class A	11	2,839
Adobe Inc. (a)	9	3,010

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Apple Inc.	3	340
Automatic Data Processing, Inc.	5	1,166
Avnet, Inc.	3	110
Broadcom Inc.	3	1,502
Cirrus Logic, Inc. (a)	2	131
Cisco Systems, Inc.	37	1,741
Dolby Laboratories, Inc. - Class A	25	1,760
EPAM Systems, Inc. (a)	—	115
Fidelity National Information Services, Inc.	2	119
Gen Digital Inc.	54	1,155
Hewlett Packard Enterprise Company	39	620
Intel Corporation	13	334
International Business Machines Corporation	15	2,079
KLA Corporation	2	876
MasterCard Incorporated - Class A	8	2,644
Microsoft Corporation	8	2,017
NetApp, Inc.	12	696
Oracle Corporation	16	1,275
Roper Technologies, Inc.	8	3,424
Synopsys, Inc. (a)	2	544
Teledyne Technologies Incorporated (a)	1	384
Texas Instruments Incorporated	23	3,772
Visa Inc. - Class A (b)	23	4,771
		37,424
Communication Services 5.7%
Alphabet Inc. - Class A (a)	50	4,379
AT&T Inc.	40	742
Electronic Arts Inc.	32	3,895
Madison Square Garden Entertainment Corp. - Class A	1	134
Meta Platforms, Inc. - Class A (a)	13	1,520
The New York Times Company - Class A	8	264
T-Mobile USA, Inc. (a)	36	5,084
Verizon Communications Inc.	106	4,164
World Wrestling Entertainment, Inc. - Class A	30	2,040
		22,222
Utilities 4.3%
Alliant Energy Corporation	9	496
Ameren Corporation	2	213
American Electric Power Company, Inc.	3	254
American Water Works Company, Inc.	13	2,042
Consolidated Edison, Inc.	6	542
Dominion Energy, Inc.	19	1,146
DTE Energy Company	2	194
Duke Energy Corporation	31	3,223
Eversource Energy	20	1,687
Exelon Corporation	4	175
NextEra Energy, Inc.	2	137
PPL Corporation	20	591
Public Service Enterprise Group Incorporated	23	1,415
The Southern Company	25	1,814
WEC Energy Group Inc.	19	1,763
Xcel Energy Inc.	17	1,196
		16,888
Materials 4.3%
Air Products and Chemicals, Inc.	7	2,075
Ashland Global Holdings Inc.	2	193
CF Industries Holdings, Inc.	23	1,956
Corteva, Inc.	12	725
Ecolab Inc.	3	400
International Paper Company	11	372
Linde Public Limited Company	3	1,005
LyondellBasell Industries N.V. - Class A	7	560
MOS Holdings Inc.	21	900
Newmont Corporation	34	1,599
Olin Corporation	10	521
Packaging Corporation of America	4	469
PPG Industries, Inc.	1	119
Reliance Steel & Aluminum Co.	9	1,757
Royal Gold, Inc.	33	3,754
WestRock Company	8	268
		16,673
Energy 3.6%
ConocoPhillips	22	2,535
EOG Resources, Inc.	39	5,007
HF Sinclair Corporation	5	282
Marathon Oil Corporation	31	847
Marathon Petroleum Corporation	31	3,602
Phillips 66	9	929
Valero Energy Corporation	8	955
		14,157
Consumer Discretionary 2.7%
Amazon.com, Inc. (a)	4	351
AutoZone, Inc. (a)	—	1,093
Dollar General Corporation	4	1,015
Garmin Ltd.	19	1,735
NIKE, Inc. - Class B	3	366
O'Reilly Automotive, Inc. (a)	—	257
Target Corporation	19	2,853
The Home Depot, Inc.	8	2,643
		10,313
Real Estate 0.5%
Life Storage Inc.	1	105
Public Storage	6	1,716
		1,821
Total Common Stocks (cost $360,358)		367,701
SHORT TERM INVESTMENTS 4.8%
Investment Companies 4.8%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	18,590	18,590
Total Short Term Investments (cost $18,590)		18,590
Total Investments 99.2% (cost $378,948)		386,291
Other Derivative Instruments (0.0)%		(46)
Other Assets and Liabilities, Net 0.8%		3,283
Total Net Assets 100.0%		389,528

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/AQR Large Cap Defensive Style Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	86	March 2023	17,190	(46)	(588)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/AQR Large Cap Defensive Style Fund
Assets - Securities
Common Stocks	367,701	—	—	367,701
Short Term Investments	18,590	—	—	18,590
	386,291	—	—	386,291
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(588)	—	—	(588)
	(588)	—	—	(588)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Baillie Gifford International Growth Fund
COMMON STOCKS 96.8%
Netherlands 16.9%
Adyen B.V. (a) (b)	24	32,724
argenx SE (a)	64	24,278
ASML Holding N.V.	88	47,655
Exor Nederland N.V.	188	13,779
		118,436
China 16.3%
Alibaba Group Holding Limited (a) (b)	832	9,097
Baidu, Inc. - Class A - ADR (a)	53	6,079
Full Truck Alliance Co. Ltd. - Class A - ADR (a)	353	2,822
Ganfeng Lithium Group Co., Ltd - Class H (b)	484	3,599
Meituan - Class B (a) (b)	1,242	27,460
NIO, Inc. - Class A - ADR (a)	1,046	10,201
Pinduoduo Inc. - ADR (a)	73	5,969
Ping An Insurance (Group) Co of China Ltd - Class H	1,189	7,806
Tencent Holdings Limited	764	32,480
Wuxi Biologics Cayman Inc (a) (b)	1,072	8,129
		113,642
United States of America 12.3%
Elastic N.V. (a)	102	5,266
Illumina, Inc. (a)	65	13,223
Moderna, Inc. (a)	184	33,130
NVIDIA Corporation	35	5,134
Spotify Technology S.A. (a)	256	20,184
Tesla Inc. (a)	72	8,893
		85,830
Denmark 7.3%
Ambu A/S - Class B (a)	368	4,704
Genmab A/S (a)	66	27,937
Novozymes A/S - Class B	58	2,963
Vestas Wind Systems A/S	518	15,124
		50,728
France 6.3%
Kering	57	29,186
L'Oreal	42	14,925
		44,111
Brazil 6.2%
MercadoLibre S.R.L (a)	46	38,807
NU Holdings Ltd. - Class A (a) (c)	1,181	4,805
		43,612
Japan 5.5%
M3, Inc.	626	16,973
Nidec Corporation	277	14,328
SBI Holdings, Inc.	118	2,253
SMC Corporation	12	5,071
		38,625
Germany 4.6%
Delivery Hero SE (a) (b)	261	12,571
Hellofresh SE (a)	281	6,207
home24 SE (a)	73	579
Jumia Technologies AG - ADR (a)	202	648
Zalando SE (a) (b)	341	12,129
		32,134
Taiwan 3.2%
Taiwan Semiconductor Manufacturing Company Limited	1,536	22,336
Sweden 3.1%
Atlas Copco Aktiebolag - Class A	1,286	15,250
Kinnevik AB - Class B (a)	411	5,662
Oatly Group AB (Publ) - ADR (a) (c)	629	1,094
		22,006
Italy 3.0%
Ferrari N.V.	79	16,971
Prysmian S.p.A.	104	3,880
		20,851
United Kingdom 2.1%
Ocado Group PLC (a)	1,317	9,879
Wise PLC - Class A (a)	687	4,695
		14,574
Belgium 1.8%
Umicore	335	12,357
Israel 1.7%
Mobileye Global Inc - Class A (a)	98	3,444
Wix.Com Ltd. (a)	111	8,562
		12,006
India 1.5%
Housing Development Finance Corporation Limited	327	10,440
Hong Kong 1.5%
AIA Group Limited	483	5,325
Hong Kong Exchanges and Clearing Limited	115	4,920
		10,245
Australia 1.1%
WiseTech Global Limited	225	7,772
South Korea 0.9%
Coupang, Inc. - Class A (a)	412	6,059
Bermuda 0.6%
Autostore Holdings Ltd (a) (b) (c)	2,377	4,375
Switzerland 0.5%
Temenos AG - Class N	61	3,358
Singapore 0.4%
Sea Limited - Class A - ADR (a)	56	2,927
Total Common Stocks (cost $1,148,575)		676,424
PREFERRED STOCKS 1.6%
Germany 1.6%
Sartorius Aktiengesellschaft	28	11,268
Total Preferred Stocks (cost $16,067)		11,268
SHORT TERM INVESTMENTS 1.9%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	13,416	13,416
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (e)	209	209
Total Short Term Investments (cost $13,625)		13,625
Total Investments 100.3% (cost $1,178,267)		701,317
Other Assets and Liabilities, Net (0.3)%		(2,276)
Total Net Assets 100.0%		699,041

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Baillie Gifford International Growth Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen B.V.	04/13/21	55,871	32,724	4.7
Alibaba Group Holding Limited	04/13/21	25,089	9,097	1.3
Autostore Holdings Ltd	10/14/22	4,398	4,375	0.6
Delivery Hero SE	04/13/21	33,022	12,571	1.8
Ganfeng Lithium Group Co., Ltd - Class H	11/18/22	4,091	3,599	0.5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Baillie Gifford International Growth Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Meituan - Class B	04/13/21	42,729	27,460	3.9
Wuxi Biologics Cayman Inc	06/16/21	15,469	8,129	1.2
Zalando SE	04/13/21	36,103	12,129	1.7
		216,772	110,084	15.7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Baillie Gifford International Growth Fund
Assets - Securities
Common Stocks	177,826	498,598	—	676,424
Preferred Stocks	11,268	—	—	11,268
Short Term Investments	13,625	—	—	13,625
	202,719	498,598	—	701,317

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Baillie Gifford U.S. Equity Growth Fund
COMMON STOCKS 97.2%
Information Technology 24.6%
Affirm Holdings, Inc. - Class A (a) (b)	37	358
Appian Corporation - Class A (a)	—	11
Cloudflare, Inc. - Class A (a)	38	1,710
Datadog, Inc. - Class A (a)	16	1,155
HashiCorp, Inc. - Class A (a) (b)	34	923
NVIDIA Corporation	14	2,118
Shopify Inc. - Class A (a)	125	4,322
Snowflake Inc. - Class A (a)	10	1,460
Twilio Inc. - Class A (a)	23	1,108
Workday, Inc. - Class A (a)	12	1,968
Zoom Video Communications, Inc. - Class A (a)	16	1,062
		16,195
Health Care 23.0%
10X Genomics, Inc. - Class A (a)	16	589
Alnylam Pharmaceuticals, Inc. (a)	12	2,766
Denali Therapeutics Inc. (a)	43	1,194
Illumina, Inc. (a)	6	1,271
Moderna, Inc. (a)	32	5,813
Novocure Limited (a)	21	1,572
Penumbra, Inc. (a)	7	1,492
Recursion Pharmaceuticals, Inc. - Class A (a)	43	333
Sana Biotechnology, Inc. (a) (b)	27	107
		15,137
Consumer Discretionary 20.3%
Amazon.com, Inc. (a)	40	3,337
Carvana Co. - Class A (a)	13	61
Chegg, Inc. (a)	49	1,244
Chewy, Inc. - Class A (a) (b)	46	1,695
Coursera, Inc. (a)	58	690
Doordash, Inc. - Class A (a)	22	1,097
Duolingo, Inc. - Class A (a)	10	683
Rivian Automotive, Inc. - Class A (a)	18	338
Sweetgreen, Inc. - Class A (a)	29	245
Tesla Inc. (a)	25	3,073
Wayfair Inc. - Class A (a) (b)	26	870
		13,333
Communication Services 15.9%
Netflix, Inc. (a)	9	2,556
Pinterest, Inc. - Class A (a)	40	978
Roblox Corporation - Class A (a)	43	1,233
Roku Inc. - Class A (a)	19	760
Snap Inc. - Class A (a)	59	532
The Trade Desk, Inc. - Class A (a)	98	4,400
		10,459
Industrials 7.8%
CoStar Group, Inc. (a)	39	2,989
Watsco, Inc.	8	2,120
		5,109
Financials 4.8%
First Republic Bank	12	1,499
Lemonade, Inc. (a) (b)	24	329
MarketAxess Holdings Inc.	5	1,320
		3,148
Materials 0.5%
Ginkgo Bioworks Holdings, Inc. - Class A (a)	219	370
Real Estate 0.3%
Redfin Corporation (a) (b)	50	210
Total Common Stocks (cost $140,216)		63,961
RIGHTS 0.0%
ABIOMED, Inc. (a) (c)	8	12
Total Rights (cost $0)		12
SHORT TERM INVESTMENTS 5.9%
Investment Companies 5.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	3,665	3,665
Securities Lending Collateral 0.3%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (e)	198	198
Total Short Term Investments (cost $3,863)		3,863
Total Investments 103.1% (cost $144,079)		67,836
Other Assets and Liabilities, Net (3.1)%		(2,045)
Total Net Assets 100.0%		65,791

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Baillie Gifford U.S. Equity Growth Fund
Assets - Securities
Common Stocks	63,961	—	—	63,961
Rights	—	—	12	12
Short Term Investments	3,863	—	—	3,863
	67,824	—	12	67,836

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/BlackRock Global Allocation Fund
COMMON STOCKS 50.6%
Information Technology 9.6%
Adobe Inc. (a)	10	3,251
Adyen B.V. (a) (b)	4	5,906
Akamai Technologies, Inc. (a)	2	167
AlphaWave IP Group PLC (a)	325	403
ANSYS, Inc. (a)	9	2,272
Apple Inc. (c)	306	39,796
Applied Materials, Inc.	57	5,554
ASM Pacific Technology Limited	20	144
ASML Holding N.V.	30	16,115
Bicycle Club Joint Venture, L.P. - Class A	186	648
Broadcom Inc.	2	859
BYD Electronic (International) Company Limited	5	14
Cadence Design Systems, Inc. (a)	23	3,701
CDW Corp.	4	785
Cisco Systems, Inc.	24	1,157
CrowdStrike Holdings, Inc. - Class A (a)	39	4,115
Datadog, Inc. - Class A (a)	21	1,561
Dynatrace, Inc. (a)	49	1,887
F5, Inc. (a)	43	6,180
Fidelity National Information Services, Inc.	3	184
FleetCor Technologies, Inc. (a)	2	388
Fortinet, Inc. (a)	73	3,568
Gartner, Inc. (a)	2	554
Gen Digital Inc.	5	105
Glodon Company Limited - Class A	63	540
HCL Technologies Limited	16	197
Hewlett Packard Enterprise Company	13	202
Hexagon Aktiebolag - Class B	109	1,148
Hundsun Technologies Inc. - Class A	128	744
Infineon Technologies AG - Class N	59	1,805
Informatica Inc. - Class A (a) (d)	70	1,145
Intuit Inc.	12	4,594
Keyence Corporation	6	2,343
KLA Corporation	7	2,653
Lenovo Group Limited	196	158
LG Display Co., Ltd.	12	122
LONGi Green Energy Technology Co., Ltd. - Class A	53	324
Lookout, Inc. (b) (e)	21	76
Lookout, Inc. (b) (e)	284	1,564
MasterCard Incorporated - Class A	62	21,670
MediaTek Inc.	13	264
Micron Technology, Inc.	137	6,833
Microsoft Corporation (f)	208	49,839
Ming Yuan Cloud Group Holdings Limited (b)	141	125
Mirion Technologies (US), Inc. - Class A (a)	42	277
Nan Ya P.C.B. Service Company	48	355
NetApp, Inc.	6	366
Nice Ltd - ADR (a)	39	7,569
Nomura Research Institute Ltd	17	412
NVIDIA Corporation	40	5,891
Oracle Corporation Japan	4	234
Palo Alto Networks, Inc. (a)	23	3,229
Paycom Software, Inc. (a)	1	454
Salesforce, Inc. (a)	40	5,333
Samsung Electronics Co Ltd	10	437
Samsung SDI Co., Ltd.	7	3,253
SAP SE - ADR	10	1,072
SAP SE	161	16,662
Seagate Technology Holdings Public Limited Company	7	378
ServiceNow, Inc. (a)	22	8,385
SG Micro Corp. - Class A	5	116
Snowflake Inc. - Class A (a)	3	493
Splunk Inc. (a)	6	557
STMicroelectronics N.V.	38	1,355
Synopsys, Inc. (a)	1	201
Taiwan Semiconductor Manufacturing Company Limited	651	9,467
TE Connectivity Ltd. (b)	60	6,901
Telefonaktiebolaget LM Ericsson - Class B	30	178
Temenos AG - Class N	2	109
Toast, Inc. - Class A (a) (d)	12	223
Unimicron Technology Corp.	130	509
Venustech Group Inc. - Class A	124	467
VeriSign, Inc. (a)	15	3,122
Visa Inc. - Class A	5	1,105
Wiwynn Corporation	7	182
Workday, Inc. - Class A (a)	5	760
Wuhan Raycus Fiber Laser Technologies Co., Ltd - Class A (a)	116	394
Zebra Technologies Corporation - Class A (a)	1	183
Zscaler, Inc. (a)	16	1,842
		278,131
Health Care 7.8%
Abbott Laboratories	154	16,900
AbbVie Inc.	47	7,584
Agilent Technologies, Inc.	2	254
Aier Eye Hospital Group Co., Ltd - Class A	102	454
Align Technology, Inc. (a)	3	641
AmerisourceBergen Corporation	7	1,151
Amgen Inc.	8	1,998
Amoy Diagnostics Co., Ltd. - Class A	123	467
Astellas Pharma Inc.	41	622
AstraZeneca PLC - ADR	86	5,841
AstraZeneca PLC	90	12,277
Baxter International Inc.	3	157
Bayer Aktiengesellschaft - Class N	4	217
Boston Scientific Corporation (a)	384	17,784
Celltrion Healthcare Co. Ltd.	3	152
Centene Corporation (a)	4	319
Cigna Corporation	4	1,254
CSL Limited	1	201
CVS Health Corporation	75	6,999
DexCom, Inc. (a)	33	3,751
Dr Sulaiman Al Habib For Medical Service Group Company (Closed Joint Stock)	1	66
Edwards Lifesciences Corporation (a)	57	4,237
Elevance Health, Inc.	—	231
Eli Lilly and Company (f)	24	8,623
EssilorLuxottica	42	7,709
Fresenius SE & Co. KGaA	15	416
Gilead Sciences, Inc.	14	1,175
Grand Round, Inc. (b) (e)	644	728
GSK PLC	29	503
Hangzhou Tigermed Consulting Co., Ltd - Class H (b)	30	346
HCA Healthcare, Inc.	9	2,078
Hikma Pharmaceuticals Public Limited Company	8	149
Hoya Corporation	49	4,730
Humana Inc. (f)	33	17,120
Hygeia Healthcare Holdings Co., Limited (a) (b) (d)	77	549
Intuitive Surgical, Inc. (a)	37	9,717
JEOL Ltd.	5	124
Jiangsu Hengrui Medicine Co., Ltd. - Class A	94	517
Jinxin Fertility Group Limited (b)	567	523
Johnson & Johnson	72	12,776
Koninklijke Philips N.V.	11	171
Kyowa Kirin Co., Ltd.	6	135
Lonza Group AG	5	2,523
Masimo Corporation (a)	8	1,208
McKesson Corporation	7	2,627
Merck & Co., Inc.	128	14,212
Mettler-Toledo International Inc. (a)	—	437
Microport Cardioflow Medtech Corporation (a) (b) (d)	1,642	548
Molina Healthcare, Inc. (a)	1	461
NMC Health PLC (e)	162	—
Novartis AG - Class N	10	898
Novo Nordisk A/S - Class B	31	4,192
Pfizer Inc.	85	4,349
Pharmaron Beijing Co., Ltd. - Class H (b)	23	159
Quest Diagnostics Incorporated	3	494
Seagen Inc. (a)	34	4,364
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. - Class H	64	205

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Shionogi & Co., Ltd.	6	299
Smith & Nephew PLC	7	93
Sonova Holding AG	2	406
Terumo Corporation	23	648
Thermo Fisher Scientific Inc.	21	11,453
UnitedHealth Group Incorporated	44	23,133
Vertex Pharmaceuticals Incorporated (a)	1	428
West Pharmaceutical Services, Inc.	2	432
Zoetis Inc. - Class A	8	1,123
		226,338
Financials 5.7%
Admiral Group PLC	9	220
Agricultural Bank of China Limited - Class H	951	326
AIA Group Limited	707	7,796
American Express Company	3	461
Bank of America Corporation	311	10,310
Berkshire Hathaway Inc. - Class B (a)	4	1,254
BNP Paribas	156	8,933
Canadian Imperial Bank of Commerce (d)	13	508
China Construction Bank Corporation - Class H	495	309
China Merchants Bank Co., Ltd. - Class H	80	442
Chubb Limited	29	6,384
CME Group Inc. - Class A	9	1,498
Commerzbank Aktiengesellschaft (a)	180	1,708
Finecobank Banca Fineco SPA	22	359
First Republic Bank	3	406
Hana Financial Group Inc.	15	496
Hedosophia European Growth (a)	120	1,227
Industrial and Commercial Bank of China Limited - Class H	883	454
ING Groep N.V.	1,382	16,864
Intercontinental Exchange, Inc.	7	688
Intesa Sanpaolo SPA	2,159	4,804
Japan Post Bank Co., Ltd.	40	340
JPMorgan Chase & Co.	13	1,768
KB Financial Group Inc.	6	215
KBC Groep	12	761
Legal & General Group PLC	70	212
Lincoln National Corporation	7	224
Lloyds Banking Group PLC	22,807	12,562
LPL Financial Holdings Inc.	66	14,328
Marsh & Mclennan Companies, Inc.	124	20,523
Morgan Stanley	104	8,824
Mr. Cooper Group Inc. (a)	17	669
MS&AD Insurance Group Holdings, Inc.	5	147
National Bank of Canada	8	522
NatWest Group PLC	211	681
Partners Group Holding AG	—	298
QBE Insurance Group Limited	50	461
Raymond James Financial, Inc.	45	4,835
S&P Global Inc.	8	2,746
Samsung Fire & Marine Insurance Co., Ltd.	1	164
Societe Generale	37	944
Standard Chartered PLC	18	136
Swedbank AB - Class A	67	1,135
Synchrony Financial	12	405
The Charles Schwab Corporation	188	15,686
The Goldman Sachs Group, Inc.	1	392
The PNC Financial Services Group, Inc.	2	389
The Travelers Companies, Inc.	4	714
Wells Fargo & Company	172	7,117
Willis Towers Watson Public Limited Company	2	446
		163,091
Consumer Discretionary 5.6%
Adidas AG - Class N	4	497
Advance Auto Parts, Inc.	3	463
Airbnb, Inc. - Class A (a)	4	312
Amazon.com, Inc. (a)	289	24,318
Aptiv PLC (a)	49	4,569
AutoZone, Inc. (a)	—	621
Booking Holdings Inc. (a)	2	3,210
Burberry Group PLC	16	392
BYD Company Limited - Class A	108	3,978
BYD Company Limited - Class H	27	650
Capri Holdings Limited (a)	20	1,157
China Tourism Group Duty Free Corporation Limited - Class A	14	445
Chipotle Mexican Grill, Inc. (a)	1	1,215
Compagnie Financiere Richemont SA	3	388
Compass Group PLC	448	10,462
Domino's Pizza, Inc.	10	3,541
Dongfeng Motor Corporation - Class H	140	80
Dr. Martens PLC	47	110
eBay Inc.	11	443
Evolution AB (publ) (b)	3	288
Expedia Group, Inc. (a)	5	430
Ferrari N.V.	10	2,253
Fila Holdings Corp.	3	88
Floor & Decor Holdings, Inc. - Class A (a)	10	677
General Motors Company	39	1,319
Genius Sports Limited (a)	136	487
Genuine Parts Company	2	308
Great Wall Motor Company Limited - Class H (d)	236	304
Gree Electric Appliances, Inc. of Zhuhai - Class A	204	946
H & M Hennes & Mauritz AB - Class B (d)	21	222
Haidilao International Holding Ltd. (a) (b) (d)	194	555
Hangzhou Robam Appliances Co., Ltd. - Class A	259	1,032
Hermes International	3	4,309
Hilton Worldwide Holdings Inc.	47	6,002
Honda Motor Co., Ltd.	14	312
Industria de Diseno Textil, S.A.	17	467
Jawbone Inc. (b) (e)	98	—
JD Health International Inc. (a) (b)	142	1,288
JD.com, Inc. - Class A	18	503
Kering	16	8,067
KIA Corporation	4	200
Kingfisher PLC	92	265
La Francaise Des Jeux (g)	14	581
Li Auto Inc. (a)	6	63
LKQ Corporation	3	137
Lojas Renner S/A.	62	227
Lowe`s Companies, Inc.	8	1,601
Lululemon Athletica Canada Inc. (a) (f)	7	2,311
LVMH Moet Hennessy Louis Vuitton	31	22,543
Mazda Motor Corporation	29	223
McDonald's Corporation	37	9,855
Meituan - Class B (a) (b)	24	531
MercadoLibre S.R.L (a)	—	396
Mercedes-Benz Group AG - Class N	170	11,203
MGM Resorts International	15	490
NIKE, Inc. - Class B	15	1,718
Pandora A/S	4	258
Peloton Interactive, Inc. - Class A (a) (d)	82	650
Sega Sammy Holdings, Inc.	35	534
Shanghai Jin Jiang International Hotel Co., Ltd. - Class A	50	420
Starbucks Corporation	74	7,351
Sumitomo Mitsui Banking Corporation	13	260
Super Hi International Holding Ltd. (a) (d)	24	30
Tapestry, Inc.	16	601
Tesla Inc. (a)	38	4,734
The TJX Companies, Inc. (f)	83	6,575
Toll Brothers, Inc.	8	385
Ulta Beauty, Inc. (a)	1	509
V.F. Corporation	20	562
Yum China Holdings, Inc.	8	471
ZOZO, Inc.	16	400
		162,792
Energy 4.9%
Apa Corp.	5	249
Baker Hughes Company - Class A	17	507
BP P.L.C. - ADR	24	824
BP P.L.C.	128	736
California Resources Corporation	24	1,059
Cameco Corporation	124	2,821
Cheniere Energy, Inc.	2	267
Chesapeake Energy Corporation (d)	11	1,034
Chevron Corporation	4	711
China Petroleum & Chemical Corporation - Class H	410	197

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
ConocoPhillips (c)	206	24,297
Coterra Energy Inc.	32	784
Devon Energy Corporation	13	774
Enbridge Inc.	515	20,114
Energy Transfer LP	65	767
EQT Corporation	264	8,919
Exxon Mobil Corporation	69	7,568
Green Plains Inc. (a)	23	704
Halliburton Company	59	2,323
Imperial Oil Limited	7	332
Indian Oil Corporation Limited	92	85
Inpex Corporation	16	176
Kinder Morgan, Inc.	19	340
Koninklijke Vopak N.V.	9	262
Marathon Oil Corporation	338	9,140
Marathon Petroleum Corporation	23	2,622
ONEOK, Inc.	13	878
Ovintiv Canada ULC	9	468
PetroChina Company Limited - Class H	372	170
Phillips 66	10	1,027
Pioneer Natural Resources Company (f)	10	2,325
Polski Koncern Naftowy Orlen Spolka Akcyjna	11	165
Schlumberger Limited (f)	178	9,500
Shell PLC - Class A	457	12,984
Shell PLC - Class A - ADR (f)	103	5,882
Suncor Energy Inc.	17	543
TC Energy Corporation	58	2,315
TotalEnergies SE (d)	34	2,150
Valero Energy Corporation	128	16,273
Woodside Energy Group Ltd	19	457
		142,749
Industrials 4.4%
AGC Inc. (d)	1	46
Allegion Public Limited Company	9	967
Atlas Copco Aktiebolag - Class A	125	1,479
BayCurrent Consulting , Inc.	8	259
Brenntag SE - Class N	6	407
Canadian National Railway Company	2	286
Caterpillar Inc.	1	156
Cintas Corporation	1	274
Compagnie De Saint-Gobain	119	5,863
Contemporary Amperex Technology Co., Limited - Class A	75	4,229
Copart, Inc. (a)	9	537
CSX Corporation	4	113
Deere & Company	20	8,407
Delta Air Lines, Inc. (a)	20	648
DSV A/S	3	489
East Japan Railway Company	7	376
Embraer S.A. (a)	142	384
Epiroc Aktiebolag - Class A	71	1,289
Experian PLC	14	482
FANUC Corporation	64	9,640
Fastenal Company	4	185
Ferguson PLC	3	350
Fortive Corporation	205	13,156
General Dynamics Corporation	3	668
Grupo Aeroportuario del Sureste, S.A.B. de C.V. - Class B	8	198
Guangzhou Baiyun International Airport Xianglong Restaurant - Class A (a)	377	813
Hanwha Aerospace CO., LTD.	6	361
Hino Motors, Ltd. (a)	66	249
Honeywell International Inc.	1	188
Husqvarna Aktiebolag - Class B	15	105
Kawasaki Kisen Kaisha, Ltd.	5	114
Kingspan Group Public Limited Company	12	652
Kone Corporation - Class B	5	260
Masco Corporation	18	829
Mitsubishi Corporation	22	726
Mitsubishi Electric Corporation	22	213
Nippon Yusen Kabushiki Kaisha (d)	13	298
Norfolk Southern Corporation	2	453
Northrop Grumman Corporation (f)	32	17,391
Orient Overseas (International) Limited	17	298
Otis Worldwide Corporation	30	2,311
Qantas Airways Limited (a)	66	270
Recruit Holdings Co., Ltd.	29	931
Rockwell Automation, Inc.	14	3,644
RXO Inc. (a)	74	1,266
Sarcos Technology And Robotics Corporation (a) (d)	8	4
Schneider Electric SE	3	461
Siemens Aktiengesellschaft - Class N	108	15,019
SITC International Holdings Company Limited	122	270
Southwest Airlines Co.	10	351
Spirax-Sarco Engineering PLC	16	2,030
TBEA Co., Ltd. - Class A	41	117
Teleperformance SE	1	181
Trane Technologies Public Limited Company	3	579
TransDigm Group Incorporated	2	1,287
United Airlines Holdings, Inc. (a)	10	365
United Parcel Service, Inc. - Class B (f)	66	11,509
United Rentals, Inc. (a)	4	1,578
Univar Solutions Inc. (a)	11	358
VAT Group AG (b)	—	132
Verisk Analytics, Inc.	12	2,106
Vertiv Holdings Co - Class A	364	4,979
Wartsila Oyj Abp	32	271
Waste Connections, Inc.	1	139
Wolters Kluwer N.V. - Class C	2	177
XPO, Inc. (a)	67	2,229
		126,402
Communication Services 4.1%
Activision Blizzard, Inc.	24	1,829
Alphabet Inc. - Class C (a)	367	32,577
AT&T Inc.	47	870
Auto Trader Group PLC	154	964
Capcom Co., Ltd.	—	3
Cellnex Telecom, S.A. (b)	303	10,080
Charter Communications, Inc. - Class A (a)	15	5,192
Comcast Corporation - Class A	210	7,329
Deutsche Telekom AG - Class N	616	12,311
Kingsoft Corp Ltd	140	466
Liberty Media Corporation - Series A (a) (d)	118	4,625
Liberty Media Corporation - Series C (a)	160	6,257
Lions Gate Entertainment Corp. - Class A (a)	72	411
Live Nation Entertainment, Inc. (a)	5	316
Lumen Technologies Inc.	17	87
Meta Platforms, Inc. - Class A (a)	6	697
SK Telecom Co., Ltd.	11	403
Telefonica Deutschland Holding AG	85	210
Telia Company AB	256	654
Tencent Holdings Limited	184	7,801
The Walt Disney Company (a) (f)	161	13,963
Ubisoft Entertainment (a)	12	340
Vantage Towers AG	314	10,801
Verizon Communications Inc.	10	386
		118,572
Materials 3.5%
Air Products and Chemicals, Inc.	40	12,346
Albemarle Corporation	27	5,783
Alcoa Corporation	38	1,731
Anglo American Platinum	3	291
Anglo American PLC	82	3,204
Ball Corporation	4	188
Barrick Gold Corporation	14	248
BASF SE - Class N	7	343
BHP Group Limited	24	737
BHP Group Limited	89	2,785
CF Industries Holdings, Inc. (f)	124	10,572
Chr. Hansen Holding A/S	1	96
Corteva, Inc.	12	709
Crown Holdings, Inc.	3	263
Diversey Holdings, Ltd. (a)	185	787
Dow Inc.	6	305
Element Solutions Inc.	28	512
FMC Corporation	5	611
Freeport-McMoRan Inc.	236	8,977

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Ganfeng Lithium Group Co., Ltd - Class H (b) (d)	202	1,504
Glencore PLC	1,893	12,778
International Flavors & Fragrances Inc.	51	5,384
Kumba Iron Ore Ltd (b)	14	425
Legacy Vulcan Corp.	44	7,638
LG Chem, Ltd. (a)	14	4,829
LG Chem, Ltd.	5	2,356
Linde Public Limited Company	9	2,789
LyondellBasell Industries N.V. - Class A	44	3,685
MOS Holdings Inc.	10	432
Newmont Corporation	7	346
Norsk Hydro ASA	83	622
Novozymes A/S - Class B	2	101
Nutrien Ltd.	14	999
Quintis Limited (b) (e)	3,771	—
Rio Tinto PLC	33	2,341
Sika AG	1	127
Sociedad Quimica Y Minera De Chile S.A. - Series B - ADR	8	676
South32 Limited	372	1,029
Suzano S.A.	12	114
Symrise AG	14	1,519
Vale S.A.	10	161
Vedanta Limited	45	168
Zijin Mining Group Co., Ltd. - Class H	98	132
		100,643
Consumer Staples 3.2%
Altria Group, Inc.	10	449
Amorepacific Corporation	23	2,554
Anhui Gujing Distillery Company Limited - Class B	2	35
Archer-Daniels-Midland Company	169	15,657
British American Tobacco P.L.C.	11	456
Brown-Forman Corporation - Class B	7	445
Bunge Limited	75	7,503
Carrefour	13	219
Coca-Cola HBC AG	19	448
Colgate-Palmolive Company	4	291
Costco Wholesale Corporation	24	10,913
Dali Foods Group Company Limited (b)	63	29
Danone	69	3,630
Darling Ingredients Inc. (a)	8	525
Endeavour Group Limited	74	324
Fomento Economico Mexicano, S.A. B. De C.V.	100	782
Foshan Haitian Flavoring & Food Co., Ltd. - Class A	60	685
George Weston Limited	2	232
Heineken N.V.	3	245
Kobayashi Pharmaceutical Co., Ltd.	5	337
Koninklijke Ahold Delhaize N.V.	37	1,073
Kose Corporation (d)	27	2,876
L'Oreal	4	1,517
Morinaga Milk Industry Co., Ltd.	2	76
Nestle S.A. - Class N	97	11,242
Nongfu Spring Co., Ltd. - Class H (b)	25	139
PepsiCo, Inc.	13	2,371
Philip Morris International Inc.	9	953
Remy Cointreau	1	171
Sendas Distribuidora S/A	64	234
The Kroger Co.	8	359
Treasury Wine Estates Limited	26	242
Unilever PLC	325	16,473
Walgreens Boots Alliance, Inc.	12	454
Walmart Inc.	47	6,681
Want Want China Holdings Limited	120	80
Woolworths Group Limited	5	117
Yifeng Pharmacy Chain Co., Ltd. - Class A	31	286
		91,103
Utilities 1.3%
AGL Energy Limited	111	607
Dominion Energy, Inc.	15	942
Edison International	16	1,022
Endesa, S.A.	8	160
Enel S.p.A	97	525
ENGIE Brasil Energia S.A.	33	234
Eversource Energy	13	1,063
Fortum Oyj	8	125
National Grid PLC	10	124
NextEra Energy, Inc. (c)	163	13,658
Origin Energy Limited	44	230
Orsted A/S (b)	3	252
Public Service Enterprise Group Incorporated	3	160
Sempra Energy	121	18,628
Snam S.P.A.	29	141
Uniper SE	30	82
		37,953
Real Estate 0.5%
American Tower Corporation	54	11,520
Crown Castle Inc.	2	334
Essex Property Trust, Inc.	2	373
Extra Space Storage Inc.	2	306
Healthpeak Properties, Inc.	12	310
Park Hotels & Resorts Inc.	21	243
ProLogis Inc.	4	497
SBA Communications Corporation	3	829
Unibail-Rodamco-Westfield SE (a)	2	109
		14,521
Total Common Stocks (cost $1,466,034)		1,462,295
GOVERNMENT AND AGENCY OBLIGATIONS 12.2%
Mortgage-Backed Securities 4.8%
Federal National Mortgage Association, Inc.
TBA, 4.50%, 01/15/53 - 02/15/53 (h)	142,520	137,376
U.S. Treasury Inflation Indexed Securities 3.2%
Treasury, United States Department of
0.63%, 01/15/24 (i)	47,579	46,583
0.50%, 04/15/24 (i)	27,425	26,679
0.13%, 04/15/27 (i)	8,211	7,646
0.63%, 07/15/32 (c) (i)	13,166	12,045
		92,953
Sovereign 2.0%
Cabinet of Ministers of Ukraine
0.00%, 09/01/25 (a) (b) (j)	195	45
7.75%, 09/01/26 (b)	550	118
0.00%, 03/15/35 (a) (g) (j)	477	91
CBB International Sukuk Company S.P.C
5.45%, 09/16/32 (b)	219	193
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
2.78%, 01/23/31	319	265
1.86%, 12/01/32	608	445
Estado Espanol
2.55%, 10/31/32, EUR	6,544	6,378
3.45%, 07/30/66, EUR	3,843	3,584
Gobierno de la Republica de Guatemala
4.50%, 05/03/26 (b) (d)	200	192
5.25%, 08/10/29 (g)	170	164
5.25%, 08/10/29 (b)	360	347
3.70%, 10/07/33 (b)	309	255
Gobierno de La Republica del Paraguay
4.95%, 04/28/31 (g)	200	194
5.60%, 03/13/48 (b)	275	243
5.40%, 03/30/50 (b)	275	238
Gobierno De La Republica Oriental Del Uruguay
5.75%, 10/28/34	353	391
Gobierno Federal de los Estados Unidos Mexicanos
3.75%, 01/11/28	280	265
2.66%, 05/24/31	689	556
4.88%, 05/19/33	200	184
Government of Canada
0.25%, 03/01/26, CAD	22,169	14,715
Government of the Republic of Panama
3.88%, 03/17/28	632	594
3.16%, 01/23/30	841	724
Government of the Sultanate of Oman
6.50%, 03/08/47 (b)	300	272
6.75%, 01/17/48 (b)	389	364
7.00%, 01/25/51 (b)	200	193

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Koztarsasagi Elnoki Hivatal
5.38%, 03/25/24	346	346
5.25%, 06/16/29 (g)	344	329
Ministerio da Fazenda
0.00%, 07/01/24, BRL (k)	90,281	14,251
Ministerul Finantelor Publice
5.25%, 11/25/27 (g)	342	328
Nigeria, Federal Government of
8.38%, 03/24/29 (g)	209	173
7.88%, 02/16/32 (b)	200	150
7.63%, 11/28/47 (b)	200	128
Perusahaan Penerbit Surat Berharga Syariah Negara Indonesia
4.40%, 06/06/27 (g)	200	198
Presidence de la Republique de Cote d'Ivoire
6.38%, 03/03/28 (b)	604	583
Presidencia De La Nacion
1.00%, 07/09/29	573	154
0.50%, 07/09/30 (l)	5,456	1,500
1.50%, 07/09/35 (l)	6,725	1,765
3.88%, 01/09/38 (l)	2,278	721
Presidencia de la Republica de Chile
4.34%, 03/07/42 (d)	354	300
Presidencia de la Republica de Colombia
4.50%, 01/28/26	558	524
3.88%, 04/25/27	283	250
3.13%, 04/15/31	713	529
8.00%, 04/20/33	329	326
Presidencia de la Republica Dominicana
6.88%, 01/29/26 (b)	231	233
5.95%, 01/25/27 (b)	324	317
5.50%, 02/22/29 (g)	195	179
4.50%, 01/30/30 (g)	370	315
4.88%, 09/23/32 (d) (g)	597	498
Romania, Government of
2.88%, 03/11/29, EUR (b)	355	312
2.50%, 02/08/30, EUR (b)	374	307
2.12%, 07/16/31, EUR (b)	210	154
Saudi Arabia, Kingdom of
4.50%, 04/17/30 (b)	399	395
2.25%, 02/02/33 (b)	296	241
Senegal, Government of
6.25%, 05/23/33 (b)	204	168
South Africa, Parliament of
4.85%, 09/30/29	282	251
5.88%, 04/20/32	273	246
5.00%, 10/12/46	450	314
The Arab Republic of Egypt
8.50%, 01/31/47 (g)	200	133
7.50%, 02/16/61 (g)	200	123
The Republic of Indonesia, The Government of
4.65%, 09/20/32	685	671
		58,422
U.S. Treasury Bond 1.4%
Treasury, United States Department of
2.38%, 02/15/42	4,860	3,710
3.25%, 05/15/42 (c)	11,674	10,238
3.38%, 08/15/42	6,353	5,680
3.00%, 08/15/52 (c)	20,711	17,145
4.00%, 11/15/52	3,874	3,891
		40,664
U.S. Treasury Note 0.7%
Treasury, United States Department of
4.00%, 12/15/25	20,893	20,762
Commercial Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corporation
Interest Only, Series X1-KW09, REMIC, 0.80%, 05/25/29 (m)	9,286	354
Interest Only, Series XFX-KL06, REMIC, 1.36%, 12/25/29 (m)	1,350	95
Interest Only, Series X1-K105, REMIC, 1.52%, 01/25/30 (m)	5,626	474
Interest Only, Series X1-K109, REMIC, 1.58%, 04/25/30 (m)	2,389	205
Interest Only, Series X1-K110, REMIC, 1.70%, 04/25/30 (m)	1,392	129
Interest Only, Series X1-K116, REMIC, 1.43%, 07/25/30 (m)	1,215	98
Interest Only, Series 2020-X1-K120, REMIC, 1.04%, 10/25/30 (m)	7,747	454
Federal National Mortgage Association, Inc.
Series 2018-A2-M13, REMIC, 3.74%, 09/25/30 (m)	269	255
		2,064
Collateralized Mortgage Obligations 0.0%
Federal Home Loan Mortgage Corporation
Series 2022-B1-DNA1, REMIC, 7.33%, (SOFR 30-Day Average + 3.40%), 01/25/32 (m)	331	294
Series 2021-B1-DNA2, REMIC, 7.33%, (SOFR 30-Day Average + 3.40%), 08/25/33 (m)	242	223
		517
Total Government And Agency Obligations (cost $373,922)		352,758
CORPORATE BONDS AND NOTES 10.4%
Financials 2.6%
AIG Global Funding
0.65%, 06/17/24 (g)	488	456
American Express Company
2.50%, 07/30/24	638	614
2.25%, 03/04/25	27	26
3.95%, 08/01/25	656	643
American International Group, Inc.
3.90%, 04/01/26	245	237
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
5.88%, (100, 01/24/27) (g) (n)	200	178
Banco Santander, S.A.
3.13%, 10/06/26, GBP (b)	700	784
Bank of America Corporation
1.84%, 02/04/25	635	608
3.46%, 03/15/25	40	39
3.84%, 04/25/25	1,624	1,585
2.46%, 10/22/25	97	92
1.53%, 12/06/25	60	55
3.37%, 01/23/26	235	224
3.38%, 04/02/26	976	933
3.50%, 04/19/26	31	30
4.83%, 07/22/26	795	786
1.66%, 03/11/27	29	26
3.82%, 01/20/28	67	63
3.71%, 04/24/28	29	27
2.50%, 02/13/31	733	595
2.59%, 04/29/31	514	419
1.90%, 07/23/31	158	121
1.92%, 10/24/31	466	356
2.69%, 04/22/32	174	139
2.57%, 10/20/32	368	288
Bank of Montreal
4.25%, 09/14/24 (o)	892	880
0.95%, 01/22/27	727	642
Barclays PLC
3.00%, 05/08/26, GBP (b)	200	220
3.25%, 02/12/27, GBP (b)	200	217
7.44%, 11/02/33 (o)	323	340
Blackstone Inc.
3.15%, 10/02/27 (g)	287	261
BNP Paribas
3.38%, 01/23/26, GBP (b)	200	227
1.88%, 12/14/27, GBP (b) (o)	200	202
BPCE
2.28%, 01/20/32 (g)	323	242
Caterpillar Financial Services Corporation
0.60%, 09/13/24	632	590
Citigroup Inc.
3.35%, 04/24/25	162	157
4.14%, 05/24/25	310	305
3.29%, 03/17/26	1,275	1,206
3.40%, 05/01/26	11	10
5.61%, 09/29/26	647	649

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
1.75%, 10/23/26, GBP	300	319
3.98%, 03/20/30	161	146
2.67%, 01/29/31	600	492
2.56%, 05/01/32	432	340
3.06%, 01/25/33	323	261
3.79%, 03/17/33	323	277
6.27%, 11/17/33	646	667
Cooperatieve Rabobank U.A.
1.88%, 07/12/28, GBP (b)	200	205
Corporacion Financiera de Desarrollo S.A.
4.75%, 07/15/25 (b)	344	333
Deutsche Bank Aktiengesellschaft
2.63%, 12/16/24, GBP (b)	200	225
4.00%, 06/24/26, GBP (b) (o)	200	226
5.88%, 07/08/31 (o)	200	174
3.55%, 09/18/31 (o)	226	181
Fifth Third Bancorp
4.06%, 04/25/28	576	547
Freedom Mortgage Corporation
8.13%, 11/15/24 (g)	805	740
8.25%, 04/15/25 (g)	771	698
Garfunkelux Holdco 3 S.A.
6.75%, 11/01/25, EUR (g)	390	331
7.75%, 11/01/25, GBP (g)	834	782
Grupo Aval Acciones y Valores S.A.
4.38%, 02/04/30 (g)	459	373
HSBC Holdings PLC
0.73%, 08/17/24	1,000	964
0.98%, 05/24/25	293	271
1.75%, 07/24/27, GBP (o)	200	208
3.97%, 05/22/30	323	282
Huntington Bancshares Incorporated
4.44%, 08/04/28	1,229	1,168
ING Groep N.V.
3.00%, 02/18/26, GBP (b)	200	225
3.87%, 03/28/26 (o)	170	163
Intercontinental Exchange, Inc.
4.00%, 09/15/27	651	629
4.35%, 06/15/29	646	624
2.10%, 06/15/30	323	264
1.85%, 09/15/32	323	243
JPMorgan Chase & Co.
0.97%, 06/23/25	1,458	1,359
1.56%, 12/10/25	149	138
2.08%, 04/22/26	1,328	1,232
4.08%, 04/26/26	1,021	993
0.99%, 04/28/26, GBP (b)	500	546
4.32%, 04/26/28	1,074	1,024
3.54%, 05/01/28	234	216
4.85%, 07/25/28	929	907
3.70%, 05/06/30	156	140
2.74%, 10/15/30	485	408
2.96%, 01/25/33	323	263
4.91%, 07/25/33	323	307
KBC Groep
1.25%, 09/21/27, GBP (b) (o)	200	206
Lloyds Banking Group PLC
2.25%, 10/16/24, GBP (b)	400	458
Marsh & Mclennan Companies, Inc.
3.88%, 03/15/24	742	732
3.75%, 03/14/26	563	546
MetLife, Inc.
4.37%, 09/15/23	663	661
3.60%, 11/13/25	603	586
4.55%, 03/23/30	323	318
Metropolitan Life Global Funding I
1.88%, 01/11/27 (g)	13	11
3.00%, 09/19/27 (g)	512	465
2.95%, 04/09/30 (g)	285	249
Moody's Corporation
3.10%, 11/29/61	163	103
Morgan Stanley
3.62%, 04/17/25	1,336	1,303
4.68%, 07/17/26	360	354
3.13%, 07/27/26	1,158	1,080
1.51%, 07/20/27	31	27
4.21%, 04/20/28	1,286	1,222
4.43%, 01/23/30	161	150
2.70%, 01/22/31	66	55
3.62%, 04/01/31	517	453
1.79%, 02/13/32	83	62
2.24%, 07/21/32	174	133
National Australia Bank Limited
3.38%, 01/14/26	24	23
Nationstar Mortgage Holdings Inc.
6.00%, 01/15/27 (g)	139	125
5.50%, 08/15/28 (g)	746	610
5.13%, 12/15/30 (g)	649	499
NatWest Group PLC
2.88%, 09/19/26, GBP (o)	200	222
3.13%, 03/28/27, GBP (b)	200	220
Northern Trust Corporation
4.00%, 05/10/27	679	663
PACCAR Financial Corp.
4.95%, 10/03/25	528	531
PNC Bank, National Association
3.25%, 06/01/25	882	850
Principal Life Global Funding II
0.75%, 04/12/24 (g)	20	19
1.25%, 08/16/26 (g)	18	16
Prudential Financial, Inc.
5.63%, 06/15/43	851	836
Regions Financial Corporation
2.25%, 05/18/25	37	35
Royal Bank of Canada
0.65%, 07/29/24 (o)	27	25
0.75%, 10/07/24 (o)	71	66
1.20%, 04/27/26 (o)	13	12
3.63%, 05/04/27 (o)	664	632
4.24%, 08/03/27 (o)	963	938
S&P Global Inc.
2.45%, 03/01/27 (g)	683	624
Santander UK Group Holdings PLC
3.63%, 01/14/26, GBP (b)	200	225
Societe Generale
1.88%, 10/03/24, GBP (b)	200	228
State Street Corporation
5.75%, 11/04/26	162	166
SURA Asset Management SA
4.88%, 04/17/24 (b)	337	332
Swedbank AB
1.38%, 12/08/27, GBP (b) (o)	200	206
The Bank of New York Mellon Corporation
2.10%, 10/24/24	616	587
4.41%, 07/24/26	1,182	1,165
The Charles Schwab Corporation
4.20%, 03/24/25	26	26
3.45%, 02/13/26	50	48
The Goldman Sachs Group, Inc.
4.00%, 03/03/24	747	738
3.00%, 03/15/24	1,508	1,470
3.50%, 04/01/25	924	889
0.86%, 02/12/26	37	33
1.09%, 12/09/26	1,076	950
7.25%, 04/10/28, GBP	200	259
2.62%, 04/22/32	485	387
2.38%, 07/21/32	544	422
2.65%, 10/21/32	101	80
The Huntington National Bank
5.65%, 01/10/30	250	251
The PNC Financial Services Group, Inc.
3.50%, 01/23/24	332	327
The Toronto-Dominion Bank
2.35%, 03/08/24 (o)	1,088	1,055
4.29%, 09/13/24 (o)	742	734
2.80%, 03/10/27 (o)	28	26
2.88%, 04/05/27, GBP (b) (o)	200	219
Toyota Motor Credit Corporation
1.80%, 02/13/25	81	76
3.05%, 03/22/27	48	45

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
True Potential LLP
5.00%, 02/15/27, EUR (g)	1,039	956
6.50%, 02/15/27, GBP (g)	1,247	1,242
Truist Financial Corporation
4.26%, 07/28/26	656	644
1.27%, 03/02/27	530	470
U.S. Bancorp
5.73%, 10/21/26	395	403
2.22%, 01/27/28	360	324
3.90%, 04/26/28	689	658
4.55%, 07/22/28	1,672	1,638
UBS Group AG
1.01%, 07/30/24 (g) (o)	3,953	3,841
4.49%, 05/12/26 (g)	470	457
4.70%, 08/05/27 (g) (o)	385	372
USB Capital IX
5.10%, (3 Month USD LIBOR + 1.02%), (100, 02/10/23) (m) (n)	594	460
		73,892
Health Care 1.5%
AbbVie Inc.
2.60%, 11/21/24	1,242	1,189
3.80%, 03/15/25	965	942
3.60%, 05/14/25	2,301	2,230
3.20%, 05/14/26 - 11/21/29	996	901
2.95%, 11/21/26	1,321	1,230
Aetna Inc.
3.50%, 11/15/24	99	96
Amgen Inc.
1.90%, 02/21/25	26	24
3.13%, 05/01/25	152	146
5.50%, 12/07/26, GBP (b)	200	247
3.00%, 02/22/29 - 01/15/52	1,697	1,157
4.05%, 08/18/29	616	577
2.30%, 02/25/31	323	263
2.77%, 09/01/53	216	131
AstraZeneca PLC
1.38%, 08/06/30	1,303	1,030
Becton, Dickinson and Company
3.36%, 06/06/24	660	645
3.70%, 06/06/27	1,954	1,850
Bio City Development Company B.V.
0.00%, 07/06/24 (a) (e) (g) (j) (k) (o)	600	58
Bristol-Myers Squibb Company
3.63%, 05/15/24	926	911
3.20%, 06/15/26	917	875
1.45%, 11/13/30	323	255
2.95%, 03/15/32	193	169
Cigna Corporation
3.00%, 07/15/23	906	896
CVS Health Corporation
3.88%, 07/20/25	453	443
2.88%, 06/01/26	1,003	937
1.30%, 08/21/27	905	767
4.30%, 03/25/28	787	761
3.75%, 04/01/30	323	293
1.75%, 08/21/30	323	254
2.13%, 09/15/31	642	509
Elevance Health, Inc.
2.38%, 01/15/25	19	18
3.65%, 12/01/27	1,132	1,068
5.50%, 10/15/32	1,184	1,211
Ge Healthcare Holding LLC
5.91%, 11/22/32 (g)	323	335
Gilead Sciences, Inc.
0.75%, 09/29/23	755	731
3.70%, 04/01/24	756	744
3.65%, 03/01/26	332	320
1.65%, 10/01/30	648	514
2.60%, 10/01/40	1,223	857
GlaxoSmithKline Capital Inc.
3.63%, 05/15/25	663	648
GlaxoSmithKline Capital PLC
3.00%, 06/01/24	1,063	1,034
HCA Inc.
5.00%, 03/15/24	66	66
5.38%, 02/01/25	889	888
5.25%, 04/15/25	936	931
5.88%, 02/15/26 - 02/01/29	1,558	1,565
Humana Inc.
0.65%, 08/03/23	2,375	2,316
1.35%, 02/03/27	17	15
2.15%, 02/03/32	535	418
Marcolin S.p.A.
6.13%, 11/15/26, EUR (g)	1,590	1,470
Merck & Co., Inc.
2.75%, 02/10/25	255	244
3.40%, 03/07/29	778	724
1.45%, 06/24/30	323	258
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (g)	563	454
Novartis Capital Corporation
3.00%, 11/20/25	23	22
Shire Acquisitions Investments Ireland Designated Activity Company
2.88%, 09/23/23	1,286	1,268
3.20%, 09/23/26	2,460	2,311
Takeda Pharmaceutical Co Ltd
4.40%, 11/26/23	290	288
5.00%, 11/26/28	422	418
Tenet Healthcare Corporation
6.13%, 06/15/30 (g)	729	694
Thermo Fisher Scientific Inc.
1.22%, 10/18/24	15	14
2.00%, 10/15/31	1,205	977
UnitedHealth Group Incorporated
3.10%, 03/15/26	67	64
4.20%, 05/15/32	323	307
		42,978
Information Technology 1.3%
Amkor Technology, Inc.
6.63%, 09/15/27 (g)	200	199
Apple Inc.
3.35%, 08/08/32 (d)	646	586
Autodesk, Inc.
2.85%, 01/15/30	463	398
Broadcom Corporation
3.88%, 01/15/27	1,145	1,085
Broadcom Inc.
3.15%, 11/15/25	824	781
4.15%, 11/15/30	323	290
2.45%, 02/15/31 (g)	375	295
4.30%, 11/15/32	1,868	1,651
Cisco Systems, Inc.
2.50%, 09/20/26	14	13
Dell International L.L.C.
5.45%, 06/15/23 (p)	585	586
6.02%, 06/15/26 (p)	768	784
3.45%, 12/15/51 (g)	216	134
DocuSign, Inc.
0.00%, 01/15/24 (k) (o)	215	202
Fidelity National Information Services, Inc.
1.15%, 03/01/26	21	18
Fiserv, Inc.
3.80%, 10/01/23 (p)	322	319
Gen Digital Inc.
6.75%, 09/30/27 (g)	1,041	1,022
7.13%, 09/30/30 (g)	460	453
Global Payments Inc.
2.65%, 02/15/25	102	96
4.95%, 08/15/27	142	138
Inspired Entertainment (Financing) PLC
7.88%, 06/01/26, GBP (g)	1,146	1,289
Intel Corporation
3.40%, 03/25/25	251	245
International Business Machines Corporation
3.30%, 05/15/26	977	930
4.15%, 07/27/27	947	924
1.95%, 05/15/30	452	368
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
KLA Corporation
4.65%, 07/15/32	668	655
Lam Research Corporation
3.75%, 03/15/26	113	110
Logan Merger Sub, Inc.
5.50%, 09/01/27 (g)	765	413
Marvell Technology, Inc.
4.20%, 06/22/23	195	194
Microchip Technology Incorporated
0.97%, 02/15/24	710	675
Microsoft Corporation
2.70%, 02/12/25	1,217	1,171
2.53%, 06/01/50	2,141	1,430
2.68%, 06/01/60	216	139
NXP B.V.
4.88%, 03/01/24	908	901
5.35%, 03/01/26	183	181
3.25%, 11/30/51	216	135
Open Text Corporation
6.90%, 12/01/27 (g)	963	971
Oracle Corporation
2.40%, 09/15/23	1,363	1,338
3.40%, 07/08/24	166	162
2.50%, 04/01/25	1,033	974
2.88%, 03/25/31	646	535
6.25%, 11/09/32 (d)	323	339
3.60%, 04/01/50	216	147
3.95%, 03/25/51	760	546
3.85%, 04/01/60	632	423
Qualcomm Incorporated
5.40%, 05/20/33	1,747	1,823
Salesforce, Inc.
0.63%, 07/15/24	1,096	1,030
Seagate HDD Cayman
9.63%, 12/01/32 (g)	305	334
Splunk Inc.
0.50%, 09/15/23 (o)	225	216
1.13%, 06/15/27 (o)	685	577
Texas Instruments Incorporated
1.75%, 05/04/30	129	106
TIBCO Software Inc.
6.50%, 03/31/29 (g)	2,254	1,909
ViaSat, Inc.
5.63%, 04/15/27 (g)	616	559
VMware, Inc.
1.80%, 08/15/28	1,315	1,074
Western Digital Corporation
1.50%, 02/01/24 (l) (o)	1,345	1,282
4.75%, 02/15/26	155	146
Wolfspeed, Inc.
1.88%, 12/01/29 (g) (o)	130	118
Workday, Inc.
3.50%, 04/01/27	1,304	1,220
Xerox Holdings Corporation
5.00%, 08/15/25 (g)	1,752	1,613
		36,252
Consumer Discretionary 1.2%
Affinity Gaming
6.88%, 12/15/27 (g)	285	242
Amazon.com, Inc.
1.50%, 06/03/30	258	207
2.10%, 05/12/31	161	132
3.60%, 04/13/32	323	296
4.70%, 12/01/32	807	802
Azul Investments LLP
7.25%, 06/15/26 (g)	200	123
Carrols Holdco Inc.
5.88%, 07/01/29 (d) (g)	395	277
CDI Escrow Issuer Inc
5.75%, 04/01/30 (g)	474	427
Churchill Downs Incorporated
5.50%, 04/01/27 (g)	17	16
Deuce Finco PLC
5.50%, 06/15/27, GBP (g)	3,919	3,770
Discovery Communications, LLC
3.80%, 03/13/24	478	467
Dollar General Corporation
4.25%, 09/20/24	321	317
3.88%, 04/15/27	795	759
5.00%, 11/01/32	1,052	1,036
Douglas GmbH
6.00%, 04/08/26, EUR (g)	1,181	1,052
eBay Inc.
1.90%, 03/11/25 (d)	310	290
Ford Motor Company
6.10%, 08/19/32	1,319	1,222
Full House Resorts, Inc.
8.25%, 02/15/28 (g)	62	55
General Motors Company
4.88%, 10/02/23	2,671	2,669
General Motors Financial Company, Inc.
2.90%, 02/26/25	991	941
3.60%, 06/21/30	323	272
2.70%, 06/10/31	1,329	1,022
Kirk Beauty SUN GmbH
9.00%, 10/01/26, EUR (g) (q)	1,470	951
Lions Gate Capital Holdings LLC
5.50%, 04/15/29 (g)	515	298
Lowe`s Companies, Inc.
4.00%, 04/15/25	20	20
4.40%, 09/08/25	348	343
3.35%, 04/01/27	515	484
1.70%, 09/15/28 - 10/15/30	1,429	1,160
4.50%, 04/15/30	485	464
3.75%, 04/01/32	961	856
5.00%, 04/15/33	600	587
3.00%, 10/15/50	712	457
4.25%, 04/01/52	1,103	883
Magallanes, Inc.
3.43%, 03/15/24 (g)	342	332
McDonald's Corporation
3.30%, 07/01/25	35	34
Mercedes-Benz Finance North America LLC
0.75%, 03/01/24 (g)	622	591
2.13%, 03/10/25 (g)	666	624
MGM Resorts International
5.50%, 04/15/27	93	86
Sabre GLBL Inc.
9.25%, 04/15/25 (g)	1,076	1,079
Sani/Ikos Financial Holdings 1 S.a r.l.
5.63%, 12/15/26, EUR (g)	1,224	1,207
Shiba Bidco S.P.A.
4.50%, 10/31/28, EUR (g)	1,589	1,442
The Home Depot, Inc.
2.95%, 06/15/29	323	292
1.38%, 03/15/31	1,801	1,394
1.88%, 09/15/31	424	339
4.50%, 09/15/32	969	950
2.75%, 09/15/51	824	544
The New Home Company Inc.
7.25%, 10/15/25 (g)	336	284
Univision Communications Inc.
7.38%, 06/30/30 (g)	566	542
Vivo Energy Investments B.V.
5.13%, 09/24/27 (g)	358	320
Volkswagen International Finance N.V.
1.88%, 12/03/24, GBP (b)	100	113
4.25%, 10/09/25, GBP (b)	100	116
Wynn Las Vegas, LLC
5.50%, 03/01/25 (g)	432	412
5.25%, 05/15/27 (d) (g)	93	84
		33,682
Communication Services 1.0%
Alphabet Inc.
2.25%, 08/15/60	219	124
AT&T Inc.
1.70%, 03/25/26	917	827
2.90%, 12/04/26, GBP	400	446

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
5.50%, 03/15/27, GBP (b)	200	244
2.25%, 02/01/32	646	507
Charter Communications Operating, LLC
2.25%, 01/15/29	355	286
3.70%, 04/01/51	256	157
Comcast Corporation
3.95%, 10/15/25	85	83
3.55%, 05/01/28	1,792	1,686
2.45%, 08/15/52	216	128
2.94%, 11/01/56	777	488
2.65%, 08/15/62	153	87
Connect Finco SARL
6.75%, 10/01/26 (g)	1,660	1,546
Cox Communications, Inc.
3.85%, 02/01/25 (g)	796	769
Frontier Communications Holdings, LLC
8.75%, 05/15/30 (g)	1,267	1,294
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (g)	925	861
5.00%, 05/01/28 (g)	841	733
6.75%, 05/01/29 (g)	901	745
Frontier Florida LLC
6.86%, 02/01/28	1,224	1,127
Frontier North Inc.
6.73%, 02/15/28	300	279
GCI, LLC
4.75%, 10/15/28 (g)	204	174
IHS Holding Limited
6.25%, 11/29/28 (g)	200	162
Informa Jersey Limited
3.13%, 07/05/26, GBP (b) (p)	200	219
Kenbourne Invest S.A.
6.88%, 11/26/24 (g)	202	192
Level 3 Financing, Inc.
4.25%, 07/01/28 (g)	163	128
Lumen Technologies Inc.
5.13%, 12/15/26 (d) (g)	265	230
Millicom International Cellular SA
5.13%, 01/15/28 (b)	234	217
NTT Finance Corporation
4.14%, 07/26/24 (g)	589	580
OI S.A. - In Judicial Reorganization
10.00%, 07/27/25 (q)	200	34
Omnicom Group Inc.
3.65%, 11/01/24	306	299
Paramount Global
6.38%, 03/30/62	200	163
Playtika Holding Corp.
4.25%, 03/15/29 (g)	328	257
Rogers Communications Inc.
2.95%, 03/15/25 (g)	1,170	1,116
Sky Limited
3.75%, 09/16/24 (g)	241	235
Sprint Corporation
7.88%, 09/15/23	1,153	1,170
Sprint Spectrum Co LLC
4.74%, 03/20/25 (g)	129	128
5.15%, 03/20/28 (g)	200	197
Telefonica Emisiones, S.A.U.
5.38%, 02/02/26, GBP (b)	400	482
The Walt Disney Company
2.20%, 01/13/28	704	628
3.80%, 03/22/30	1,257	1,171
2.65%, 01/13/31	323	276
T-Mobile USA, Inc.
3.50%, 04/15/25 - 04/15/31	2,006	1,915
3.38%, 04/15/29	1,892	1,667
3.88%, 04/15/30	161	146
2.70%, 03/15/32	129	104
TWDC Enterprises 18 Corp.
3.15%, 09/17/25	32	31
Verizon Communications Inc.
4.07%, 06/18/24, GBP (b)	100	120
2.63%, 08/15/26	675	624
1.13%, 11/03/28, GBP	200	194
4.02%, 12/03/29	161	151
3.15%, 03/22/30	969	854
2.55%, 03/21/31	693	570
2.36%, 03/15/32	323	256
2.88%, 11/20/50	752	473
2.99%, 10/30/56	1,543	947
Vodafone Group Public Limited Company
4.13%, 05/30/25	294	289
		28,816
Consumer Staples 0.8%
Anheuser-Busch Companies, LLC
3.65%, 02/01/26	1,118	1,077
Anheuser-Busch InBev
4.00%, 09/24/25, GBP (b)	200	238
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30	646	588
4.90%, 01/23/31	646	644
APCOA Parking Holdings GmbH
6.38%, (3 Month EURIBOR + 5.00%), 01/15/27, EUR (g) (m)	1,441	1,458
Atento Luxco 1
8.00%, 02/10/26 (g)	200	108
BCP V Modular Services Finance II PLC
6.13%, 11/30/28, GBP (g)	1,987	2,001
BCP V Modular Services Finance PLC
6.75%, 11/30/29, EUR (g)	2,650	2,077
Boparan Finance PLC
7.63%, 11/30/25, GBP (b)	1,517	1,230
BRF S.A.
4.88%, 01/24/30 (b)	260	219
Cargill, Incorporated
3.50%, 04/22/25 (g)	538	519
Castor S.P.A.
6.00%, 02/15/29, EUR (g)	430	409
7.30%, (3 Month EURIBOR + 5.25%), 02/15/29, EUR (g) (m)	1,370	1,414
China Milk Products Group Limited
0.00%, 01/05/12 (a) (e) (j) (k) (o)	100	—
Conagra Brands, Inc.
4.30%, 05/01/24	49	48
DP World Salaam
6.00%, (100, 10/01/25) (b) (n)	260	257
Frigorifico Concepcion S.A.
7.70%, 07/21/28 (g)	200	161
Grupo Bimbo S.A.B. de C.V.
5.95%, (100, 04/17/23) (g) (n)	200	199
GSK Consumer Healthcare Capital UK PLC
3.13%, 03/24/25	1,135	1,082
GSK Consumer Healthcare Capital US LLC
3.38%, 03/24/27	1,663	1,549
Keurig Dr Pepper Inc.
0.75%, 03/15/24	467	443
Kraft Heinz Foods Company
3.00%, 06/01/26	1,331	1,248
4.13%, 07/01/27, GBP (b)	100	116
3.75%, 04/01/30	485	442
6.75%, 03/15/32	86	93
Mondelez International Holdings Netherlands B.V.
4.25%, 09/15/25 (g)	471	461
1.25%, 09/24/26 (g)	20	17
PepsiCo, Inc.
2.38%, 10/06/26 (d)	46	43
REI Agro Limited
0.00%, 11/13/14 (a) (b) (j) (o)	628	5
0.00%, 11/13/14 (a) (g) (j) (o)	185	2
Sabre GLBL Inc.
7.38%, 09/01/25 (g)	185	177
11.25%, 12/15/27 (g)	450	463
Safeway Inc.
3.50%, 03/15/29 (g)	1,594	1,337
United Rentals (North America), Inc.
6.00%, 12/15/29 (g)	894	891
Verisure Holding AB
3.88%, 07/15/26, EUR (b)	334	322
9.25%, 10/15/27, EUR (g)	680	759

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Verisure Midholding AB
5.25%, 02/15/29, EUR (b)	238	204
		22,301
Materials 0.6%
A.C.N. 092 200 854 Ltd
7.50%, 10/01/26 (e) (g) (q)	506	506
0.00%, 10/01/28 (e) (g) (l) (q)	7,017	980
Air Products and Chemicals, Inc.
2.05%, 05/15/30	323	271
Alpek S.A.B. de C.V.
3.25%, 02/25/31 (b)	289	242
AngloGold Ashanti Holdings PLC
3.75%, 10/01/30	292	255
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (g)	274	196
Braskem Netherlands Finance B.V.
8.50%, 01/23/81 (g)	200	194
Cheever Escrow Issuer, LLC
7.13%, 10/01/27 (g)	414	395
Ecolab Inc.
4.80%, 03/24/30 (d)	816	810
2.13%, 02/01/32	323	258
EQUATE Petrochemical B.V.
4.25%, 11/03/26 (b)	200	191
2.63%, 04/28/28 (g)	200	174
Fiber Bidco S.P.A.
7.54%, (3 Month EURIBOR + 6.00%), 10/25/27, EUR (g) (m)	518	551
11.00%, 10/25/27, EUR (g)	786	887
First Quantum Minerals Ltd
6.50%, 03/01/24 (g)	200	196
7.50%, 04/01/25 (g)	674	659
6.88%, 03/01/26 (g)	400	380
6.88%, 10/15/27 (g)	663	619
Georgia-Pacific LLC
3.60%, 03/01/25 (g)	23	22
Herens Holdco S.a r.l.
5.25%, 05/15/29, EUR (g)	1,856	1,362
LYB International Finance II B.V.
3.50%, 03/02/27	1,810	1,678
LYB International Finance III, LLC
2.25%, 10/01/30	323	257
LyondellBasell Industries N.V.
5.75%, 04/15/24	117	117
Newmont Corporation
2.80%, 10/01/29	172	147
2.60%, 07/15/32	485	387
PPG Industries, Inc.
1.20%, 03/15/26	282	250
PT Freeport Indonesia
4.76%, 04/14/27 (b)	347	333
Sasol Financing USA LLC
6.50%, 09/27/28	200	181
5.50%, 03/18/31	296	240
Steel Dynamics, Inc.
2.40%, 06/15/25	1,141	1,071
5.00%, 12/15/26	68	68
3.45%, 04/15/30	323	285
Suzano Austria GmbH
3.75%, 01/15/31 (l)	222	186
3.13%, 01/15/32	265	207
The Sherwin-Williams Company
4.05%, 08/08/24	1,037	1,024
4.25%, 08/08/25	467	459
2.95%, 08/15/29	323	283
2.20%, 03/15/32	323	256
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (g)	200	136
WestRock Company
3.75%, 03/15/25	364	352
		17,065
Real Estate 0.4%
American Tower Corporation
3.38%, 05/15/24	1,252	1,219
4.40%, 02/15/26	499	487
2.70%, 04/15/31	1,061	862
3.10%, 06/15/50	216	137
Crown Castle Inc.
3.70%, 06/15/26	826	785
3.30%, 07/01/30 (d)	649	567
Equinix, Inc.
1.25%, 07/15/25	1,130	1,022
1.45%, 05/15/26	717	630
2.50%, 05/15/31	263	211
3.40%, 02/15/52	599	411
Fideicomiso Fibra Uno
4.87%, 01/15/30 (b)	240	208
Majid Al Futtaim Holding LLC
6.38%, (100, 12/20/25) (b) (n)	200	192
4.75%, 05/07/24 (b)	300	296
ProLogis, L.P.
2.25%, 01/15/32	216	172
Realty Income Corporation
5.63%, 10/13/32	628	641
Service Properties Trust
4.50%, 06/15/23 - 03/15/25	844	785
4.35%, 10/01/24	311	283
7.50%, 09/15/25	757	723
Uniti Group Inc.
7.88%, 02/15/25 (g)	195	189
Ventas Realty, Limited Partnership
3.50%, 02/01/25	763	732
Welltower OP LLC
4.50%, 01/15/24	773	764
3.63%, 03/15/24	768	751
2.70%, 02/15/27	679	612
		12,679
Industrials 0.4%
Aeropuerto Internacional de Tocumen, S.A.
5.13%, 08/11/61 (g)	200	164
Allegiant Travel Company
7.25%, 08/15/27 (g)	372	354
Ardagh Metal Packaging Finance Public Limited Company
6.00%, 06/15/27 (g)	253	248
3.25%, 09/01/28 (d) (g)	261	222
Berry Plastics Escrow Corporation
4.88%, 07/15/26 (g)	62	60
Canadian Pacific Railway Limited
4.00%, 06/01/28	956	915
Covanta Holding Corporation
4.88%, 12/01/29 (g)	285	233
Deere & Company
2.75%, 04/15/25	141	136
Fideicomiso F/80460
5.50%, 07/31/47 (b)	297	227
GATX Corporation
3.50%, 03/15/28	19	17
HTA Group Limited
7.00%, 12/18/25 (g)	324	300
Klabin Austria GmbH
3.20%, 01/12/31 (g)	200	161
L3Harris Technologies, Inc.
3.85%, 12/15/26	1,956	1,867
Maxar Technologies Inc.
7.75%, 06/15/27 (g)	664	691
Parker-Hannifin Corporation
3.25%, 06/14/29	974	870
Pitney Bowes Inc.
6.88%, 03/15/27 (g)	1,932	1,653
7.25%, 03/15/29 (d) (g)	616	481
Rollins Road Acquisition Company
0.50%, 12/01/28 (g) (o)	115	73
Ryder System, Inc.
2.50%, 09/01/24	48	46
Thomson Reuters Corporation
3.35%, 05/15/26	15	14
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (g)	352	329

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Union Pacific Corporation
2.80%, 02/14/32 (d)	983	851
4.50%, 01/20/33	733	717
Vertiv Group Corporation
4.13%, 11/15/28 (g)	689	588
Waste Management, Inc.
0.75%, 11/15/25	208	186
3.15%, 11/15/27	657	613
WRKCo Inc.
4.65%, 03/15/26	243	239
4.90%, 03/15/29	323	311
		12,566
Utilities 0.3%
Adani Electricity Mumbai Limited
3.95%, 02/12/30 (g)	300	227
American Water Capital Corp.
2.80%, 05/01/30	678	586
4.45%, 06/01/32	323	310
Comision Federal De Electricidad, E.P.E.
4.88%, 01/15/24 (b)	342	339
Edison International
6.95%, 11/15/29	323	338
Empresas Publicas de Medellin E.S.P.
4.25%, 07/18/29 (g)	260	207
FEL Energy VI S.a r.l.
5.75%, 12/01/40 (b)	274	235
NextEra Energy Capital Holdings, Inc.
2.94%, 03/21/24	1,084	1,056
NRG Energy, Inc.
5.75%, 01/15/28	305	287
Oncor Electric Delivery Company LLC
4.55%, 09/15/32 (g)	323	316
Pacific Gas And Electric Company
3.85%, 11/15/23	630	622
3.25%, 02/16/24	27	26
5.45%, 06/15/27	203	200
5.90%, 06/15/32	630	615
4.50%, 07/01/40	538	421
Promigas SA ESP
3.75%, 10/16/29 (g)	200	163
San Diego Gas & Electric Company
3.60%, 09/01/23	369	366
Southern California Edison Company
0.98%, 08/01/24	643	602
Talen Energy Supply, LLC
0.00%, 05/15/27 (a) (g) (j)	500	519
0.00%, 06/01/28 (a) (g) (j)	572	595
Vistra Operations Company LLC
5.13%, 05/13/25 (g)	325	318
5.63%, 02/15/27 (g)	1,615	1,542
		9,890
Energy 0.3%
AI Candelaria (Spain), S.L.U
7.50%, 12/15/28 (b)	235	224
BG Energy Capital PLC
5.13%, 12/01/25, GBP (b)	400	486
California Resources Corporation
7.13%, 02/01/26 (g)	125	119
Centennial Resource Production, LLC
5.38%, 01/15/26 (g)	50	46
Earthstone Energy Holdings, LLC
8.00%, 04/15/27 (g)	1,390	1,325
Ecopetrol S.A.
4.13%, 01/16/25	355	338
4.63%, 11/02/31	260	199
Empresa Nacional del Petroleo
3.75%, 08/05/26 (b)	200	188
Energy Transfer LP
4.20%, 09/15/23	319	316
India Green Energy Holdings
5.38%, 04/29/24 (g)	250	242
Kinder Morgan Energy Partners, L.P.
3.50%, 09/01/23	443	437
Kinetik Holdings LP
5.88%, 06/15/30 (g)	312	292
Leviathan Bond Ltd
5.75%, 06/30/23 (b)	145	144
MC Brazil Downstream Trading S.a r.l.
7.25%, 06/30/31 (b)	200	165
ONEOK Partners, L.P.
4.90%, 03/15/25	1,489	1,468
Petroleos Mexicanos
6.50%, 03/13/27	324	296
8.75%, 06/02/29	347	326
5.95%, 01/28/31 (d)	389	295
6.70%, 02/16/32	447	352
PT Pertamina (Persero)
3.65%, 07/30/29 (b)	361	330
Puma International Financing S.A.
5.13%, 10/06/24 (g)	260	243
Tap Rock Resources, LLC
7.00%, 10/01/26 (g)	1,575	1,466
Total Capital International
1.66%, 07/22/26, GBP (b)	200	217
		9,514
Total Corporate Bonds And Notes (cost $323,253)		299,635
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 4.2%
1211 Avenue of the Americas Trust 2015-1211
Series 2015-D-1211, REMIC, 4.14%, 08/12/25 (m)	665	557
Accesslex Institute
Series 2007-A3-A, 5.00%, (3 Month USD LIBOR + 0.30%), 05/25/36 (m)	306	295
ACRES Commercial Realty 2021-FL1 Issuer, Ltd.
Series 2021-A-FL1, 5.53%, (1 Month USD LIBOR + 1.20%), 02/18/26 (m)	303	295
AGL CLO 5 Ltd
Series 2020-A2R-5A, 5.64%, (3 Month USD LIBOR + 1.40%), 07/20/34 (m)	250	239
Series 2020-BR-5A, 5.94%, (3 Month USD LIBOR + 1.70%), 07/20/34 (m)	267	255
AGL Static CLO 18 Ltd
Series 2022-B-18A, 5.99%, (3 Month Term SOFR + 2.00%), 04/21/31 (m)	498	471
Ajax Mortgage Loan Trust 2021-E
Series 2021-A1-E, REMIC, 1.74%, 12/25/60 (l)	3,551	2,946
Series 2021-A2-E, REMIC, 2.69%, 12/25/60 (l)	502	360
Series 2021-M1-E, REMIC, 2.94%, 12/25/60 (l)	203	157
Series 2021-B1-E, REMIC, 3.73%, 12/25/60 (l)	332	232
ALEN 2021-ACEN Mortgage Trust
Series 2021-D-ACEN, REMIC, 7.42%, (1 Month USD LIBOR + 3.10%), 04/15/26 (m)	817	654
Apidos CLO XV
Series 2013-A1RR-15A, 5.25%, (3 Month USD LIBOR + 1.01%), 04/21/31 (m)	275	271
Arbor Multifamily Mortgage Securities Trust 2020-MF1
Series 2020-E-MF1, REMIC, 1.75%, 04/15/30	257	157
Arbor Realty Commercial Real Estate Notes 2021-FL4, Ltd.
Series 2021-A-FL4, 5.67%, (1 Month USD LIBOR + 1.35%), 11/17/36 (m)	105	101
Arbor Realty Commercial Real Estate Notes 2022-Fl2, LLC
Series 2022-A-FL2, 6.19%, (1 Month Term SOFR + 1.85%), 05/15/37 (m)	1,285	1,256
Ares LV CLO Ltd
Series 2020-BR-55A, 5.78%, (3 Month USD LIBOR + 1.70%), 07/17/34 (m)	424	408
Bain Capital Credit
Series 2017-BR-1A, 5.74%, (3 Month USD LIBOR + 1.50%), 07/20/30 (m)	350	335
Bain Capital Credit CLO 2020-2, Limited
Series 2020-BR-2A, 5.93%, (3 Month USD LIBOR + 1.70%), 07/19/34 (m)	300	285
BAMLL Commercial Mortgage Securities Trust 2015-200P
Series 2015-D-200P, REMIC, 3.60%, 04/16/25 (m)	130	115

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
BAMLL Commercial Mortgage Securities Trust 2018-DSNY
Series 2018-A-DSNY, REMIC, 5.17%, (1 Month USD LIBOR + 0.85%), 09/15/34 (m)	396	388
Banc of America Alternative Loan Trust 2006-3
Series 2022-A-FL8, 6.03%, (SOFR 30-Day Average + 2.20%), 01/19/37 (m)	949	933
Bank 2017-BNK9
Series 2017-A4-BNK9, REMIC, 3.54%, 12/17/27	302	279
Bankers Healthcare Group Securitization Trust 2020-A
Series 2020-C-A, 5.17%, 09/17/31	110	101
Battalion CLO X Ltd.
Series 2016-A2R2-10A, 5.91%, (3 Month USD LIBOR + 1.55%), 01/25/35 (m)	250	235
Battalion CLO XX Ltd.
Series 2021-A-20A, 5.26%, (3 Month USD LIBOR + 1.18%), 07/17/34 (m)	285	278
Bayview Commercial Asset Trust 2006-3
Series 2006-M1-3A, REMIC, 4.53%, (1 Month USD LIBOR + 0.34%), 10/27/36 (l) (m)	65	62
BBCMS 2017-DELC Mortgage Trust
Series 2017-E-DELC, REMIC, 6.94%, (1 Month USD LIBOR + 2.63%), 08/15/36 (l) (m)	261	253
BBCMS 2018-TALL Mortgage Trust
Series 2018-C-TALL, REMIC, 5.44%, (1 Month USD LIBOR + 1.12%), 03/16/37 (l) (m)	744	629
Benchmark 2021-B23 Mortgage Trust
Interest Only, Series 2021-XA-B23, REMIC, 1.27%, 02/18/54 (m)	8,375	549
Benchmark 2021-B25 Mortgage Trust
Series 2021-A5-B25, REMIC, 2.58%, 04/17/31	780	651
Benefit Street Partners CLO II, Ltd.
Series 2013-A2R2-IIA, 5.53%, (3 Month USD LIBOR + 1.45%), 07/16/29 (m)	290	284
Benefit Street Partners CLO Ltd
Series 2015-A-VIBR, 5.43%, (3 Month USD LIBOR + 1.19%), 07/20/34 (m)	250	243
BHMS 2018-ATLS
Series 2018-A-ATLS, REMIC, 5.57%, (1 Month USD LIBOR + 1.25%), 07/16/35 (m)	1,034	997
Series 2018-C-ATLS, REMIC, 6.22%, (1 Month USD LIBOR + 1.90%), 07/16/35 (m)	459	436
BlueMountain CLO Ltd
Series 2021-A-28A, 5.34%, (3 Month USD LIBOR + 1.26%), 04/17/34 (m)	150	147
BlueMountain CLO XXII Ltd
Series 2018-B-22A, 5.58%, (3 Month USD LIBOR + 1.50%), 07/15/31 (m)	252	242
BOCA Commercial Mortgage Trust 2022-BOCA
Series 2022-A-BOCA, REMIC, 5.56%, (SOFR 30-Day Average + 1.77%), 05/15/24 (m)	375	368
Brex Commercial Charge Card Master Trust
Series 2021-A-1, 2.09%, 07/17/23	860	849
BSST 2021-SSCP Mortgage Trust
Series 2021-A-SSCP, REMIC, 5.07%, (1 Month USD LIBOR + 0.75%), 04/17/23 (m)	314	301
Series 2021-B-SSCP, REMIC, 5.42%, (1 Month USD LIBOR + 1.10%), 04/17/23 (m)	724	678
Series 2021-C-SSCP, REMIC, 5.67%, (1 Month USD LIBOR + 1.35%), 04/17/23 (m)	1,115	1,033
Series 2021-D-SSCP, REMIC, 5.92%, (1 Month USD LIBOR + 1.60%), 04/17/23 (m)	828	758
Series 2021-E-SSCP, REMIC, 6.42%, (1 Month USD LIBOR + 2.10%), 04/17/23 (m)	717	652
Series 2021-F-SSCP, REMIC, 7.22%, (1 Month USD LIBOR + 2.90%), 04/17/23 (m)	686	631
Series 2021-G-SSCP, REMIC, 8.12%, (1 Month USD LIBOR + 3.80%), 04/17/23 (m)	785	731
Series 2021-H-SSCP, REMIC, 9.22%, (1 Month USD LIBOR + 4.90%), 04/17/23 (m)	550	515
BWAY Corporation
Series 2013-D-1515, REMIC, 3.63%, 03/12/25	581	521
BX 2021-21M Mortgage Trust
Series 2021-E-21M, REMIC, 6.49%, (1 Month USD LIBOR + 2.17%), 10/16/23 (m)	974	893
BX Commercial Mortgage Trust 2019-XL
Series 2019-A-XL, REMIC, 5.37%, (1 Month Term SOFR + 1.03%), 10/15/36 (m)	372	367
Series 2019-G-XL, REMIC, 6.75%, (1 Month Term SOFR + 2.41%), 10/15/36 (m)	1,254	1,201
Series 2019-J-XL, REMIC, 7.10%, (1 Month Term SOFR + 2.76%), 10/15/36 (m)	2,125	2,026
BX Commercial Mortgage Trust 2020-VIV4
Series 2020-A-VIV4, REMIC, 2.84%, 03/11/30	237	191
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-G-VKNG, REMIC, 7.70%, (1 Month Term SOFR + 3.36%), 10/15/25 (m)	147	135
BX Commercial Mortgage Trust 2021-CIP
Series 2021-E-CIP, REMIC, 7.14%, (1 Month USD LIBOR + 2.82%), 12/15/23 (m)	1,706	1,570
BX Commercial Mortgage Trust 2021-SOAR
Series 2021-G-SOAR, REMIC, 7.12%, (1 Month USD LIBOR + 2.80%), 06/15/23 (m)	2,400	2,229
BX Commercial Mortgage Trust 2021-VINO
Series 2021-F-VINO, REMIC, 7.12%, (1 Month USD LIBOR + 2.80%), 05/15/26 (m)	1,596	1,465
BX Commercial Mortgage Trust 2021-XL2
Series 2021-A-XL2, REMIC, 5.01%, (1 Month USD LIBOR + 0.69%), 10/16/23 (m)	449	431
Series 2021-F-XL2, REMIC, 6.56%, (1 Month USD LIBOR + 2.24%), 10/16/23 (m)	2,326	2,172
BX Trust 2019-OC11
Series 2019-D-OC11, REMIC, 3.94%, 12/11/29 (m)	1,238	989
Series 2019-E-OC11, REMIC, 3.94%, 12/11/29 (m)	1,735	1,311
BX Trust 2021-ARIA
Series 2021-E-ARIA, REMIC, 6.56%, (1 Month USD LIBOR + 2.24%), 10/16/23 (m)	1,405	1,275
BX Trust 2021-MFM1
Series 2021-E-MFM1, REMIC, 6.57%, (1 Month USD LIBOR + 2.25%), 01/17/23 (m)	510	474
Series 2021-F-MFM1, REMIC, 7.32%, (1 Month USD LIBOR + 3.00%), 01/17/23 (m)	780	718
Cambridge Trust Company
Series 2019-E-LIFE, REMIC, 6.47%, (1 Month USD LIBOR + 2.15%), 12/15/37 (m)	336	321
Canyon Capital CLO 2019-1 Ltd
Series 2019-A1R-1A, 5.18%, (3 Month USD LIBOR + 1.10%), 04/15/32 (m)	250	245
Series 2019-BR-1A, 5.78%, (3 Month USD LIBOR + 1.70%), 04/15/32 (m)	250	239
Canyon CLO 2020-3, Ltd
Series 2020-B-3A, 5.78%, (3 Month USD LIBOR + 1.70%), 01/17/34 (m)	250	240
Catskill Park CLO Ltd
Series 2017-A1B-1A, 5.59%, (3 Month USD LIBOR + 1.35%), 04/20/29 (m)	254	245
CD 2017-CD6 Mortgage Trust
Series 2017-B-CD6, REMIC, 3.91%, 11/15/27 (m)	132	113
CFCRE Trust 2018-TAN
Series 2018-C-TAN, REMIC, 5.29%, 02/17/23	166	158
Chenango Park CLO, Ltd
Series 2018-A2-1A, 5.63%, (3 Month USD LIBOR + 1.55%), 04/15/30 (m)	264	255
CIFC European Funding CLO II Designated Activity Company
Series B1-2X, 2.98%, (3 Month EURIBOR + 1.60%), 04/15/33, EUR (b) (m)	100	99
CIFC Funding 2014-III, Ltd.
Series 2014-BR2-3A, 6.12%, (3 Month USD LIBOR + 1.80%), 10/22/31 (m)	350	339
CIFC Funding Ltd 2015-I
Series 2015-BRR-1A, 5.77%, (3 Month USD LIBOR + 1.45%), 01/22/31 (m)	250	241
Citigroup Commercial Mortgage Trust 2018-C6
Series 2018-A4-C6, REMIC, 4.41%, 11/13/28	306	292
Cold Storage Trust 2020-ICE5
Series 2020-A-ICE5, 5.22%, (1 Month USD LIBOR + 0.90%), 11/15/23 (m)	960	934

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
COMM 2014-CCRE21 Mortgage Trust
Series 2014-A3-CR21, REMIC, 3.53%, 12/12/24	584	560
Community Loan Servicing, LLC
Series 2005-M6-3A, REMIC, 5.44%, (1 Month USD LIBOR + 1.05%), 11/25/35 (l) (m)	56	51
Cook Park CLO, Ltd.
Series 2018-B-1A, 5.48%, (3 Month USD LIBOR + 1.40%), 04/17/30 (m)	258	248
CSAIL 2016-C5 Commercial Mortgage Trust
Series 2016-C-C5, REMIC, 4.64%, 11/18/25 (m)	196	176
CSAIL 2020-C19 Commercial Mortgage Trust
Series 2019-A3-C19, REMIC, 2.56%, 03/15/30	1,802	1,511
CSMC 2019-ICE4
Series 2019-B-ICE4, REMIC, 5.55%, (1 Month USD LIBOR + 1.23%), 05/15/36 (m)	274	269
Series 2019-C-ICE4, REMIC, 5.75%, (1 Month USD LIBOR + 1.43%), 05/15/36 (m)	283	277
Series 2019-D-ICE4, REMIC, 5.92%, (1 Month USD LIBOR + 1.60%), 05/15/36 (m)	960	936
Series 2019-E-ICE4, REMIC, 6.47%, (1 Month USD LIBOR + 2.15%), 05/15/36 (m)	810	784
Series 2019-F-ICE4, REMIC, 6.97%, (1 Month USD LIBOR + 2.65%), 05/15/36 (m)	1,250	1,195
CSMC 2020-FACT
Series 2020-E-FACT, REMIC, 9.18%, (1 Month USD LIBOR + 4.86%), 10/15/37 (m)	300	270
CSMC 2020-NET
Series 2020-A-NET, REMIC, 2.26%, 08/15/25	603	541
DBGS 2018-BIOD Mortgage Trust
Series 2018-A-BIOD, REMIC, 5.12%, (1 Month USD LIBOR + 0.80%), 05/15/35 (l) (m)	128	126
Series 2018-D-BIOD, REMIC, 5.62%, (1 Month USD LIBOR + 1.30%), 05/15/35 (l) (m)	288	278
Series 2018-F-BIOD, REMIC, 6.32%, (1 Month USD LIBOR + 2.00%), 05/15/35 (l) (m)	1,179	1,111
DBWF 2018-GLKS Mortgage Trust
Series 2018-B-GLKS, REMIC, 5.69%, (1 Month USD LIBOR + 1.35%), 12/19/25 (m)	344	330
Series 2018-C-GLKS, REMIC, 6.09%, (1 Month USD LIBOR + 1.75%), 12/19/25 (m)	250	239
Dryden 50 Senior Loan Fund
Series 2017-B-50A, 5.73%, (3 Month USD LIBOR + 1.65%), 07/15/30 (m)	250	242
Elmwood CLO II Ltd
Series 2019-BR-2A, 5.89%, (3 Month USD LIBOR + 1.65%), 04/20/34 (m)	350	337
ELP Commercial Mortgage Trust 2021-ELP
Series 2021-F-ELP, REMIC, 6.98%, (1 Month USD LIBOR + 2.67%), 11/15/23 (m)	1,010	915
Extended Stay America Trust 2021-ESH
Series 2021-D-ESH, REMIC, 6.57%, (1 Month USD LIBOR + 2.25%), 07/17/23 (m)	2,125	2,035
Series 2021-E-ESH, REMIC, 7.17%, (1 Month USD LIBOR + 2.85%), 07/17/23 (m)	1,484	1,413
FS Rialto 2021-FL3 Issuer, Ltd.
Series 2021-A-FL3, 5.59%, (1 Month USD LIBOR + 1.25%), 11/18/36 (m)	100	94
FS Rialto 2022-FL6 Issuer, LLC
Series 2022-A-FL6, 7.17%, (1 Month Term SOFR + 2.85%), 05/19/27 (m)	1,343	1,335
GCT Commercial Mortgage Trust 2021-GCT
Series 2021-D-GCT, REMIC, 6.67%, (1 Month USD LIBOR + 2.35%), 02/15/23 (m)	120	110
GoldenTree Loan Opportunities IX, Limited
Series 2014-BR2-9A, 6.01%, (3 Month USD LIBOR + 1.60%), 10/29/29 (m)	250	245
Goodleap Sustainable Home Solutions Trust 2021-3
Series 2021-A-3CS, REMIC, 2.10%, 03/20/36	890	639
Gracie Point International Funding 2021-1
Series 2021-B-1A, 5.52%, (1 Month USD LIBOR + 1.40%), 11/01/23 (m)	190	189
Series 2021-C-1A, 6.52%, (1 Month USD LIBOR + 2.40%), 11/01/23 (m)	260	259
Greystone CRE Notes 2021-FL3, Ltd.
Series 2021-A-FL3, 5.52%, (1 Month USD LIBOR + 1.20%), 07/15/39 (m)	672	639
GS Mortgage Securities Corp II
Series 2022-A-ECI, REMIC, 6.53%, (1 Month Term SOFR + 2.19%), 08/15/24 (m)	117	117
GS Mortgage Securities Corporation Trust 2021-DM
Series 2021-E-DM, REMIC, 7.25%, (1 Month USD LIBOR + 2.94%), 11/15/23 (m)	1,943	1,806
GS Mortgage Securities Corporation Trust 2021-IP
Series 2021-A-IP, REMIC, 5.27%, (1 Month USD LIBOR + 0.95%), 10/15/36 (m)	239	223
GS Mortgage Securities Corporation Trust 2021-ROSS
Series 2021-A-ROSS, REMIC, 5.47%, (1 Month USD LIBOR + 1.15%), 06/15/23 (m)	230	216
GS Mortgage Securities Trust 2020-GC47
Series 2020-AS-GC47, REMIC, 2.73%, 04/12/30	676	549
GS Mortgage Securities Trust 2020-GSA2
Interest Only, Series 2020-XA-GSA2, REMIC, 1.73%, 12/12/53 (m)	990	91
Gulf Stream Meridian 1 Ltd
Series 2020-A1-IA, 5.45%, (3 Month USD LIBOR + 1.37%), 04/15/33 (m)	762	746
Harvest CLO XVIII Designated Activity Company
Series B-18X, 2.58%, (3 Month EURIBOR + 1.20%), 10/15/30, EUR (b) (m)	102	103
Holland Park CLO Designated Activity Company
Series A1RR-1X, 2.72%, (3 Month EURIBOR + 0.92%), 11/15/32, EUR (b) (m)	100	103
Hudson Yards 2016-10HY Mortgage Trust
Series 2016-E-10HY, REMIC, 2.98%, 08/12/26 (m)	138	115
Independence Plaza Trust 2018-INDP
Series 2018-B-INDP, REMIC, 3.91%, 07/11/25	354	329
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2022-A-NXSS, REMIC, 5.97%, 09/16/24 (m)	287	286
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series 2018-DFL-WPT, REMIC, 6.67%, (1 Month USD LIBOR + 2.50%), 07/07/23 (l) (m)	192	174
J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-MHC
Series 2021-E-MHC, REMIC, 6.77%, (1 Month USD LIBOR + 2.45%), 04/15/26 (m)	1,190	1,128
Series 2021-F-MHC, REMIC, 7.27%, (1 Month USD LIBOR + 2.95%), 04/15/26 (m)	520	489
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO
Series 2022-C-OPO, REMIC, 3.45%, 01/08/27 (m)	481	374
J.P. Morgan Mortgage Trust 2021-INV5
Series 2021-A2A-INV5, REMIC, 2.50%, 07/25/43 (m)	10,743	8,637
J.P. Morgan Mortgage Trust 2021-INV7
Series 2021-A3A-INV7, REMIC, 2.50%, 02/25/28 (m)	4,289	3,692
Series 2021-A4A-INV7, REMIC, 2.50%, 07/25/43 (m)	1,620	1,062
JPMCC Commercial Mortgage Securities Trust 2019-COR4
Series 2019-A5-COR4, REMIC, 4.03%, 12/12/28	661	613
KKR Industrial Portfolio Trust 2021-KDIP
Series 2021-A-KDIP, REMIC, 4.87%, (1 Month USD LIBOR + 0.55%), 12/15/25 (m)	304	294
LIFE 2021-BMR Mortgage Trust
Series 2021-F-BMR, REMIC, 6.67%, (1 Month USD LIBOR + 2.35%), 03/15/23 (m)	1,229	1,160
LUXE Trust 2021-TRIP
Series 2021-A-TRIP, REMIC, 5.37%, (1 Month USD LIBOR + 1.05%), 10/15/26 (m)	90	86
Series 2021-E-TRIP, REMIC, 7.07%, (1 Month USD LIBOR + 2.75%), 10/15/38 (m)	191	181

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Madison Park Funding XIII, Ltd
Series 2014-BR2-13A, 5.73%, (3 Month USD LIBOR + 1.50%), 04/19/30 (m)	250	245
Mariner CLO 2016-3 LLC
Series 2016-BR2-3A, 5.82%, (3 Month USD LIBOR + 1.50%), 07/23/29 (m)	250	245
Mariner Finance Issuance Trust 2020-A
Series 2020-A-AA, 2.19%, 08/21/34	900	851
MED Trust 2021-MDLN
Series 2021-A-MDLN, REMIC, 5.27%, (1 Month USD LIBOR + 0.95%), 11/15/23 (m)	254	244
Series 2021-F-MDLN, REMIC, 8.32%, (1 Month USD LIBOR + 4.00%), 11/15/23 (m)	2,514	2,313
Series 2021-G-MDLN, REMIC, 9.57%, (1 Month USD LIBOR + 5.25%), 11/15/23 (m)	2,701	2,442
MF1 2021-FL6 Ltd.
Series 2021-A-FL6, 5.43%, (1 Month USD LIBOR + 1.10%), 07/18/36 (m)	450	427
MF1 Multifamily Housing Mortgage Loan Trust
Series 2021-F-W10, REMIC, 7.71%, (1 Month Term SOFR + 3.37%), 12/16/26 (m)	1,316	1,253
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-E-MHC, REMIC, 6.42%, (1 Month USD LIBOR + 2.10%), 04/15/26 (m)	2,139	2,025
Series 2021-F-MHC, REMIC, 6.92%, (1 Month USD LIBOR + 2.60%), 04/15/26 (m)	345	323
MHP Commercial Mortgage Trust 2021-STOR
Series 2021-G-STOR, REMIC, 7.07%, (1 Month USD LIBOR + 2.75%), 07/17/23 (m)	602	559
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
Series 2015-C-C24, REMIC, 4.33%, 07/17/25 (m)	99	88
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32
Series 2016-A4-C32, REMIC, 3.72%, 12/17/26	518	482
Morgan Stanley Capital I Trust 2018-MP
Series 2018-A-MP, REMIC, 4.28%, 07/13/28 (m)	338	300
Morgan Stanley Capital I Trust 2020-L4
Series 2020-A3-L4, REMIC, 2.70%, 02/15/30 (m)	436	369
Navient Private Education Loan Trust 2021-D
Series 2021-B-DA, 2.61%, 04/15/60	450	403
Series 2021-C-DA, 3.48%, 04/15/60	1,150	999
Series 2021-D-DA, 4.00%, 04/15/60	370	323
Series 2021-A-DA, 5.01%, (Prime + -1.99%), 04/15/60 (m)	1,867	1,719
Nelnet Student Loan Trust 2021-A
Series 2021-D-A, 4.93%, 04/20/62	930	769
Nelnet Student Loan Trust 2021-B
Series 2021-C-BA, 3.57%, 04/20/62	980	773
Nelnet Student Loan Trust 2021-C
Series 2021-C-CA, 3.36%, 04/20/62	130	102
Oak Hill European Credit Partners VI Designated Activity Company
Series 2017-B1-6X, 2.66%, (3 Month EURIBOR + 1.20%), 01/20/32, EUR (b) (m)	104	104
OCP CLO 2014-5, Ltd.
Series 2014-A2R-5A, 5.73%, (3 Month USD LIBOR + 1.40%), 04/28/31 (m)	200	191
OCP CLO 2020-19, Ltd.
Series 2020-BR-19A, 5.94%, (3 Month USD LIBOR + 1.70%), 10/20/34 (m)	250	239
OCP Euro CLO 2017-1 Designated Activity Company
Series 2017-B-2X, 2.73%, (3 Month EURIBOR + 1.35%), 01/15/32, EUR (b) (m)	104	105
OHA Credit Funding 3 Ltd.
Series 2019-BR-3A, 5.89%, (3 Month USD LIBOR + 1.65%), 07/02/35 (m)	256	247
Oportun Issuance Trust 2021-B
Series 2021-A-B, 1.47%, 05/08/31	1,100	983
Series 2021-B-B, 1.96%, 05/08/31	210	183
Series 2021-C-B, 3.65%, 05/08/31	100	86
Pagaya AI Debt Selection Trust
Series 2021-NOTE-2, 3.00%, 01/25/29	1,110	1,035
PKHL Commercial Mortgage Trust 2021-MF
Series 2021-F-MF, REMIC, 7.67%, (1 Month USD LIBOR + 3.35%), 07/17/23 (m)	286	258
Prodigy Finance CM2021-1 Designated Activity Company
Series 2021-B-1A, 6.89%, (1 Month USD LIBOR + 2.50%), 07/25/51 (m)	287	287
Series 2021-C-1A, 8.14%, (1 Month USD LIBOR + 3.75%), 07/25/51 (m)	250	249
Progress Residential 2021-SFR3 Trust
Series 2021-F-SFR3, REMIC, 3.44%, 05/19/26	419	356
Ready Capital Mortgage Financing 2022-FL10, LLC
Series 2022-A-FL10, 6.87%, (SOFR 30-Day Average + 2.50%), 10/25/39 (m)	1,997	1,986
Recette CLO, Ltd.
Series 2015-BRR-1A, 5.64%, (3 Month USD LIBOR + 1.40%), 04/20/34 (m)	250	235
Rockford Tower Europe CLO 2018-1 Designated Activity Company
Series 2018-B-1X, 3.90%, (3 Month EURIBOR + 1.85%), 12/20/31, EUR (b) (m)	100	102
Signal Peak CLO 8 Ltd
Series 2020-B-8A, 5.89%, (3 Month USD LIBOR + 1.65%), 04/20/33 (m)	250	242
SLM Private Education Loan Trust 2010-C
Series 2010-A5-C, 9.07%, (1 Month USD LIBOR + 4.75%), 04/15/24 (m)	2,109	2,273
SMB Private Education Loan Trust 2021-A
Series 2021-C-A, 2.99%, 01/15/53	2,290	1,899
Series 2021-D2-A, 3.86%, 01/15/53	670	617
SMB Private Education Loan Trust 2021-C
Series 2021-B-C, REMIC, 2.30%, 01/15/53	230	210
Series 2021-C-C, REMIC, 3.00%, 01/15/53	190	173
Series 2021-D-C, REMIC, 3.93%, 01/15/53	100	91
SREIT 2021-FLWR
Series 2021-E-FLWR, REMIC, 6.24%, (1 Month USD LIBOR + 1.92%), 07/17/23 (m)	501	470
SREIT Commercial Mortgage Trust 2021-MFP
Series 2021-A-MFP, REMIC, 5.05%, (1 Month USD LIBOR + 0.73%), 11/15/23 (m)	258	248
Series 2021-F-MFP, REMIC, 6.94%, (1 Month USD LIBOR + 2.62%), 11/15/23 (m)	1,503	1,402
SREIT Commercial Mortgage Trust 2021-MFP2
Series 2021-F-MFP2, REMIC, 6.94%, (1 Month USD LIBOR + 2.62%), 11/16/26 (m)	700	655
TICP CLO VI 2016-2, Ltd.
Series 2016-AR2-6A, 5.20%, (3 Month USD LIBOR + 1.12%), 01/17/34 (m)	250	245
TICP CLO XII, Ltd.
Series 2018-BR-12A, 5.73%, (3 Month USD LIBOR + 1.65%), 07/17/34 (m)	250	239
Trestles CLO III Ltd
Series 2020-A1-3A, 5.57%, (3 Month USD LIBOR + 1.33%), 01/20/33 (m)	380	374
Trinitas CLO XIV, Ltd.
Series 2020-B-14A, 6.36%, (3 Month USD LIBOR + 2.00%), 01/25/34 (m)	250	238
Series 2020-C-14A, 7.36%, (3 Month USD LIBOR + 3.00%), 01/25/34 (m)	257	247
UBS Commercial Mortgage Trust 2019-C17
Series 2019-A4-C17, REMIC, 2.92%, 09/17/29	180	155
VNDO Trust 2016-350P
Series 2016-D-350P, REMIC, 3.90%, 01/12/27 (m)	325	270
Voya CLO 2017-3 Ltd
Series 2017-A1R-3A, 5.28%, (3 Month USD LIBOR + 1.04%), 04/20/34 (m)	150	145
Voya Euro CLO II Designated Activity Company
Series B1R-2A, 3.05%, (3 Month EURIBOR + 1.67%), 07/15/35, EUR (g) (m)	250	245
Wells Fargo & Company
Series 2015-AS-C28, REMIC, 3.87%, 04/17/25 (m)	500	470
Wells Fargo Commercial Mortgage Trust 2017-C38
Series 2017-C-C38, REMIC, 3.90%, 06/17/27 (m)	212	174

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Wells Fargo Commercial Mortgage Trust 2017-C41
Series 2017-B-C41, REMIC, 4.19%, 11/17/27 (m)	507	427
Wells Fargo Commercial Mortgage Trust 2018-1745
Series 2018-A-1745, REMIC, 3.75%, 06/15/28 (m)	332	292
Wells Fargo Commercial Mortgage Trust 2020-C58
Interest Only, Series 2020-XA-C58, REMIC, 1.87%, 07/17/53 (m)	5,106	500
Wells Fargo Commercial Mortgage Trust 2021-C59
Interest Only, Series 2021-XA-C59, REMIC, 1.54%, 04/17/54 (m)	2,872	240
Whitebox CLO II Ltd
Series 2020-A1R-2A, 5.98%, (3 Month USD LIBOR + 1.22%), 10/24/34 (m)	213	206
Total Non-U.S. Government Agency Asset-Backed Securities (cost $133,806)		120,876
INVESTMENT COMPANIES 1.8%
Health Care Select Sector SPDR Fund	30	4,091
Industrial Select Sector SPDR Fund (d)	19	1,851
Invesco Municipal Opportunity Trust	33	324
Invesco Municipal Trust	32	321
Invesco QQQ Trust - Series 1	24	6,364
Invesco Quality Municipal Income Trust	32	303
Invesco Trust for Investment Grade Municipals	33	329
Invesco Value Municipal Income Trust	27	328
iShares 0-5 Year TIPS Bond ETF (d) (r)	31	2,968
iShares Biotechnology ETF (d) (r)	3	406
iShares China Large-Cap ETF (d) (f) (r)	127	3,598
iShares iBoxx $ High Yield Corporate Bond ETF (d) (f) (r)	59	4,336
iShares Latin America 40 ETF (d) (r)	58	1,331
iShares MSCI Brazil ETF (d) (r)	68	1,892
iShares MSCI China ETF (d) (r)	84	4,004
iShares MSCI Emerging Markets ETF (r)	8	320
KraneShares Bosera MSCI China A 50 Connect Index ETF - Class A	26	655
KraneShares CSI China Internet ETF	219	6,600
Nuveen Municipal Value Fund	50	434
SPDR Bloomberg High Yield Bond ETF	23	2,105
SPDR Gold Shares	36	6,117
United States Oil Fund LP	35	2,429
VanEck Semiconductor ETF (d)	5	934
Total Investment Companies (cost $56,846)		52,040
SENIOR FLOATING RATE INSTRUMENTS 1.3%
Consumer Discretionary 0.5%
Aimbridge Acquisition Co., Inc.
2020 Incremental Term Loan B, 9.10%, (3 Month USD LIBOR + 6.00%), 02/01/26 (m)	1,384	1,257
American Auto Auctin Group, LLC
Term Loan, 8.70%, (SOFR + 5.00%), 01/27/28 (m)	1,702	1,309
Babilou Family
Term Loan, 5.16%, (3 Month EURIBOR + 4.25%), 11/17/27, EUR (m)	4,036	4,133
ECL Entertainment, LLC
Term Loan, 11.57%, (1 Month USD LIBOR + 7.50%), 03/31/28 (m)	1,004	1,000
Emerald Technologies AcquisitionCo., Inc.
Term Loan , 10.44%, (SOFR + 6.25%), 02/03/29 (m)	668	628
Hilton Domestic Operating Company, Inc.
2019 Term Loan B2, 6.17%, (3 Month USD LIBOR + 1.75%), 10/25/23 (m)	2,923	2,911
J&J Ventures Gaming, LLC
Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 04/07/28 (m)	642	613
Jack Ohio Finance LLC
Term Loan, 8.82%, (3 Month USD LIBOR + 4.75%), 09/30/28 (e) (m)	323	315
LBM Acquisition LLC
Term Loan B, 7.12%, (6 Month USD LIBOR + 3.75%), 12/08/27 (m)	1,646	1,423
Naked Juice LLC
2nd Lien Term Loan, 9.65%, (SOFR + 6.00%), 01/25/30 (m)	82	65
Springs Windows Fashions, LLC
2021 Term Loan B, 8.75%, (3 Month USD LIBOR + 4.00%), 12/31/24 (m)	373	304
		13,958
Communication Services 0.3%
DirecTV Financing, LLC
Term Loan, 9.07%, (1 Month USD LIBOR + 5.00%), 07/22/27 (m)	875	850
Unique BidCo AB
Term Loan, 7.30%, (6 Month EURIBOR + 5.25%), 01/16/29, EUR (m) (q)	1,454	1,459
VodafoneZiggo Group Holding B.V.
Term Loan, 3.76%, (3 Month EURIBOR + 3.00%), 01/16/29, EUR (m)	6,053	5,957
		8,266
Information Technology 0.2%
Avaya, Inc.
2020 Term Loan B, 14.34%, (SOFR + 10.00%), 12/15/27 (m)	190	113
GoTo Group, Inc.
Term Loan B, 9.14%, (3 Month USD LIBOR + 4.75%), 08/31/27 (m)	1,951	1,247
Greeneden U.S. Holdings II, LLC
2020 USD Term Loan B4, 8.07%, (1 Month USD LIBOR + 4.00%), 10/08/27 (m)	244	234
Informatica LLC
2021 USD Term Loan B, 6.87%, (1 Month USD LIBOR + 2.75%), 10/13/28 (m)	479	469
Iris BidCo GmbH
Term Loan, 6.60%, (3 Month EURIBOR + 5.00%), 01/16/29, EUR (m)	1,921	1,766
Maverick Gaming LLC
Term Loan , 12.23%, (3 Month USD LIBOR + 7.50%), 08/17/26 (m)	537	430
Signal Parent, Inc
Term Loan B, 7.89%, (3 Month USD LIBOR + 3.50%), 03/24/28 (m)	655	390
		4,649
Consumer Staples 0.2%
City Brewing Company, LLC
Closing Date Term Loan, 7.79%, (3 Month USD LIBOR + 3.50%), 03/30/28 (m)	414	177
KIK Custom Products
Term Loan , 10.51%, (SOFR + 6.00%), 12/22/26 (m)	295	284
Knowlton Development Corporation Inc.
Term Loan, 6.49%, (3 Month EURIBOR + 5.00%), 12/22/25, EUR (m)	3,529	3,680
Sovos Brands Intermediate, Inc.
2021 Term Loan, 7.91%, (3 Month USD LIBOR + 4.25%), 06/02/28 (m)	192	187
		4,328
Industrials 0.1%
Altar Bidco, Inc.
Term Loan, 7.99%, (SOFR + 3.35%), 11/09/28 (m)	322	307
Altar BidCo, Inc.
Term Loan, 0.00%, (SOFR + 5.60%), 11/09/28 (m) (s)	1,145	970
Term Loan, 5.50%, (SOFR + 3.35%), 11/09/28 (m)	404	385
Dun & Bradstreet Corporation (The)
Term Loan, 7.64%, (6 Month USD LIBOR + 3.25%), 02/01/26 (m)	426	421
Hydrofarm Holdings Group, Inc.
Term Loan, 8.38%, (3 Month USD LIBOR + 5.50%), 10/21/28 (e) (m)	408	347
OVG Business Services
Term Loan, 10.64%, (3 Month USD LIBOR + 6.25%), 10/13/28 (e) (m)	1,096	1,019
Project Ruby Ultimate Parent Corp.
1st Lien Term Loan B, 7.32%, (3 Month USD LIBOR + 3.25%), 03/02/28 (m)	174	164

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Vaco Holdings, LLC
2022 Term Loan, 8.70%, (3 Month Term SOFR + 5.00%), 01/07/29 (m)	645	620
2022 Term Loan, 9.19%, (3 Month Term SOFR + 5.00%), 01/07/29 (m)	23	22
		4,255
Materials 0.0%
SCIH Salt Holdings Inc.
2021 Incremental Term Loan B, 8.41%, (3 Month USD LIBOR + 4.00%), 03/16/27 (m)	890	863
SP DRI Meger Corp
Term Loan , 9.32%, (3 Month USD LIBOR + 5.25%), 12/15/28 (m)	558	478
		1,341
Financials 0.0%
DS Parent Inc.
Term Loan , 9.92%, (3 Month USD LIBOR + 5.75%), 12/07/27 (m)	853	811
Health Care 0.0%
Jazz Financing Lux S.a.r.l.
USD Term Loan , 7.57%, (1 Month USD LIBOR + 3.50%), 04/22/28 (m)	532	527
Total Senior Floating Rate Instruments (cost $42,369)		38,135
PREFERRED STOCKS 0.9%
Health Care 0.4%
Becton, Dickinson and Company, 6.00%, 06/01/23 (o)	77	3,872
Boston Scientific Corporation, 5.50%, 06/01/23 (o)	14	1,562
Roche Holding AG	16	4,961
		10,395
Communication Services 0.2%
T-Mobile US, Inc., 5.25%, 06/01/23 (a) (g) (o)	5	6,011
Consumer Discretionary 0.2%
Aptiv PLC, 5.50%, 06/15/23 (o)	21	2,209
Dr. Ing. h.c. F. Porsche Aktiengesellschaft	34	3,437
Porsche Automobil Holding SE (o)	3	186
		5,832
Financials 0.1%
Citigroup Capital XIII, 10.78%, 10/30/40	96	2,730
Wells Fargo & Company, 7.50% (n) (o)	1	1,058
		3,788
Total Preferred Stocks (cost $23,881)		26,026
WARRANTS 0.0%
Cano Health, Inc. (a)	41	9
Compagnie Financiere Richemont SA (a)	1	1
Evgo Inc. (a)	23	15
Genius Sports Limited (a)	24	22
Hedosophia European Growth (a) (e)	40	1
Hippo Holdings Inc. (a)	20	1
Innovid Corporation (a)	8	3
Latch, Inc. (a)	53	2
Offerpad Solutions Inc. (a)	35	1
Sarcos Technology And Robotics Corporation (a)	121	5
Volta Inc. (a)	24	2
Total Warrants (cost $808)		62
SHORT TERM INVESTMENTS 22.8%
Investment Companies 15.1%
JNL Government Money Market Fund - Institutional Class, 3.89% (r) (t)	436,246	436,246
Treasury Securities 7.0%
Cabinet Office, Government of Japan
-0.25%, 01/06/23, JPY	17,481,750	133,206
-0.28%, 01/11/23, JPY	3,805,950	29,001
-0.13%, 02/20/23, JPY	2,070,250	15,779
-0.18%, 03/06/23, JPY	3,234,450	24,653
		202,639
Securities Lending Collateral 0.5%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (r) (t)	13,339	13,339
Certificates of Deposit 0.2%
Citibank N.A., New York Branch
5.00%, 09/21/23 (t)	4,750	4,738
Total Short Term Investments (cost $641,924)		656,962
Total Investments 104.2% (cost $3,062,843)		3,008,789
Total Securities Sold Short (0.1)% (proceeds $2,849)		(3,160)
Total Purchased Options 0.5% (cost $17,997)		15,042
Other Derivative Instruments (1.0)%		(29,684)
Other Assets and Liabilities, Net (3.6)%		(102,593)
Total Net Assets 100.0%		2,888,394

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) All or a portion of the security was on loan as of December 31, 2022.

(e) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) All or a portion of the security is subject to a written call option.

(g) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $91,980 and 3.2% of the Fund.

(h) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $138,237.

(i) Treasury inflation indexed note, par amount is adjusted for inflation.

(j) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(k) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(m) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(n) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(o) Convertible security.

(p) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(q) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(r) Investment in affiliate.

(s) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(t) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (0.1%)
COMMON STOCKS (0.1%)
Consumer Staples (0.1%)
Diageo PLC	(21)	(944)
Pernod Ricard	(5)	(982)
The J. M. Smucker Company	(8)	(1,234)
Total Common Stocks (proceeds $2,849)		(3,160)
Total Securities Sold Short (0.1%) (proceeds $2,849)		(3,160)

Summary of Investments by Country^	Total Long Term Investments
United States of America	71.8%
United Kingdom	4.1
Germany	3.5
Netherlands	3.2
France	3.1
Canada	2.4
Switzerland	2.0
China	1.6
Japan	1.3
Spain	1.0
Brazil	0.7
South Korea	0.7
Italy	0.6
Taiwan	0.5
Australia	0.4
Hong Kong	0.4
Sweden	0.3
Israel	0.3
Denmark	0.2
Mexico	0.2
Luxembourg	0.2
Jersey	0.2
Argentina	0.2
Colombia	0.1
Ireland	0.1
Cayman Islands	0.1
Belgium	0.1
South Africa	0.1
Dominican Republic	0.1
Indonesia	0.1
Panama	0.1
Chile	0.1
Romania	0.1
Peru	0.1
Guatemala	—
Paraguay	—
Oman	—
Saudi Arabia	—
India	—
Hungary	—
Finland	—
Norway	—
Cote D'Ivoire	—
Zambia	—
Austria	—
Nigeria	—
Uruguay	—
Egypt	—
Isle of Man	—
Ukraine	—
Mauritius	—
Bahrain	—
Kuwait	—
Senegal	—
Poland	—
United Arab Emirates	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
iShares 0-5 Year TIPS Bond ETF	—	3,019	—	13	—	(51)	2,968	0.1
iShares Biotechnology ETF	472	—	—	1	—	(66)	406	—
iShares China Large-Cap ETF	2,597	1,782	459	84	(197)	(125)	3,598	0.1
iShares iBoxx $ High Yield Corporate Bond ETF	159	19,305	14,729	132	(408)	9	4,336	0.2
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	83,089	80,175	268	(2,914)	—	—	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	23,115	20,855	194	(2,260)	—	—	—
iShares Latin America 40 ETF	1,364	—	—	169	—	(33)	1,331	0.1
iShares MSCI Brazil ETF	1,899	—	—	238	—	(7)	1,892	0.1
iShares MSCI China ETF	—	5,328	—	86	—	(1,324)	4,004	0.1
iShares MSCI Emerging Markets ETF	413	—	—	8	—	(93)	320	—
iShares Russell 2000 ETF	—	20,293	21,012	—	719	—	—	—
iShares S&P 500 Value ETF	4,817	—	4,568	—	727	(976)	—	—
	11,721	155,931	141,798	1,193	(4,333)	(2,666)	18,855	0.7

JNL/BlackRock Global Allocation Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen B.V.	07/26/19	3,857	5,906	0.2
AI Candelaria (Spain), S.L.U, 7.50%, 12/15/28	12/15/22	225	224	—
Alpek S.A.B. de C.V., 3.25%, 02/25/31	12/15/22	247	242	—
Amgen Inc., 5.50%, 12/07/26	09/07/22	240	247	—
Anheuser-Busch InBev, 4.00%, 09/24/25	09/07/22	227	238	—
AT&T Inc., 5.50%, 03/15/27	09/07/22	236	244	—
Banco Santander, S.A., 3.13%, 10/06/26	09/07/22	753	784	0.1
Barclays PLC, 3.00%, 05/08/26	09/12/22	216	220	—
Barclays PLC, 3.25%, 02/12/27	09/07/22	211	217	—
BG Energy Capital PLC, 5.13%, 12/01/25	09/07/22	468	486	—
BNP Paribas, 3.38%, 01/23/26	09/07/22	217	227	—
BNP Paribas, 1.88%, 12/14/27	09/07/22	196	202	—
Boparan Finance PLC, 7.63%, 11/30/25	10/12/21	1,798	1,230	0.1
BRF S.A., 4.88%, 01/24/30	12/12/22	222	219	—
Cabinet of Ministers of Ukraine, 0.00%, 09/01/25	12/09/22	47	45	—
Cabinet of Ministers of Ukraine, 7.75%, 09/01/26	12/09/22	130	118	—
CBB International Sukuk Company S.P.C, 5.45%, 09/16/32	12/09/22	198	193	—
Cellnex Telecom, S.A.	10/28/19	12,298	10,080	0.4
CIFC European Funding CLO II Designated Activity Company, Series B1-2X, 2.98%, 04/15/33	07/07/20	112	99	—
Comision Federal De Electricidad, E.P.E., 4.88%, 01/15/24	12/08/22	341	339	—
Cooperatieve Rabobank U.A., 1.88%, 07/12/28	09/12/22	204	205	—
Corporacion Financiera de Desarrollo S.A., 4.75%, 07/15/25	12/09/22	336	333	—
Dali Foods Group Company Limited	07/23/19	39	29	—
Deutsche Bank Aktiengesellschaft, 2.63%, 12/16/24	09/07/22	215	225	—
Deutsche Bank Aktiengesellschaft, 4.00%, 06/24/26	09/13/22	219	226	—
DP World Salaam, 6.00% (callable at 100, 10/01/25)	12/15/22	259	257	—
Empresa Nacional del Petroleo, 3.75%, 08/05/26	12/09/22	191	188	—
EQUATE Petrochemical B.V., 4.25%, 11/03/26	12/09/22	193	191	—
Evolution AB (publ)	07/26/22	241	288	—
FEL Energy VI S.a r.l., 5.75%, 12/01/40	12/28/22	237	235	—
Fideicomiso F/80460, 5.50%, 07/31/47	12/08/22	229	227	—
Fideicomiso Fibra Uno, 4.87%, 01/15/30	12/13/22	208	208	—
Ganfeng Lithium Group Co., Ltd - Class H	09/22/20	1,544	1,504	0.1
Gobierno de la Republica de Guatemala, 4.50%, 05/03/26	12/09/22	194	192	—
Gobierno de la Republica de Guatemala, 5.25%, 08/10/29	12/13/22	354	347	—
Gobierno de la Republica de Guatemala, 3.70%, 10/07/33	12/09/22	259	255	—
Gobierno de La Republica del Paraguay, 5.60%, 03/13/48	12/12/22	248	243	—
Gobierno de La Republica del Paraguay, 5.40%, 03/30/50	12/09/22	242	238	—
Government of the Sultanate of Oman, 6.50%, 03/08/47	12/09/22	280	272	—
Government of the Sultanate of Oman, 6.75%, 01/17/48	12/09/22	374	364	—
Government of the Sultanate of Oman, 7.00%, 01/25/51	12/09/22	197	193	—
Grand Round, Inc.	03/31/15	1,774	728	0.1
Haidilao International Holding Ltd.	10/22/20	789	555	0.1
Hangzhou Tigermed Consulting Co., Ltd - Class H	08/31/21	349	346	—
Harvest CLO XVIII Designated Activity Company, Series B-18X, 2.58%, 10/15/30	06/15/20	113	103	—
Holland Park CLO Designated Activity Company, Series A1RR-1X, 2.72%, 11/15/32	07/10/20	112	103	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Hygeia Healthcare Holdings Co., Limited	07/30/21	551	549	0.1
Informa Jersey Limited, 3.13%, 07/05/26	09/07/22	214	219	—
ING Groep N.V., 3.00%, 02/18/26	09/07/22	216	225	—
Jawbone Inc.	01/25/17	—	—	—
JD Health International Inc.	08/26/21	1,220	1,288	0.1
Jinxin Fertility Group Limited	07/30/21	967	523	—
JPMorgan Chase & Co., 0.99%, 04/28/26	09/07/22	528	546	—
KBC Groep, 1.25%, 09/21/27	09/07/22	199	206	—
Kraft Heinz Foods Company, 4.13%, 07/01/27	09/08/22	110	116	—
Kumba Iron Ore Ltd	11/17/20	467	425	—
Leviathan Bond Ltd, 5.75%, 06/30/23	12/09/22	145	144	—
Lloyds Banking Group PLC, 2.25%, 10/16/24	09/08/22	440	458	—
Lookout, Inc.	03/04/15	237	76	—
Lookout, Inc.	09/19/14	3,242	1,564	0.1
Majid Al Futtaim Holding LLC, 6.38% (callable at 100, 12/20/25)	12/09/22	194	192	—
Majid Al Futtaim Holding LLC, 4.75%, 05/07/24	12/12/22	297	296	—
MC Brazil Downstream Trading S.a r.l., 7.25%, 06/30/31	12/09/22	167	165	—
Meituan - Class B	02/10/22	692	531	—
Microport Cardioflow Medtech Corporation	08/05/21	1,306	548	—
Millicom International Cellular SA, 5.13%, 01/15/28	12/09/22	217	217	—
Ming Yuan Cloud Group Holdings Limited	11/17/20	449	125	—
NatWest Group PLC, 3.13%, 03/28/27	09/07/22	213	220	—
Nigeria, Federal Government of, 7.88%, 02/16/32	12/12/22	155	150	—
Nigeria, Federal Government of, 7.63%, 11/28/47	12/12/22	132	128	—
Nongfu Spring Co., Ltd. - Class H	02/14/22	137	139	—
Oak Hill European Credit Partners VI Designated Activity Company, Series 2017-B1-6X, 2.66%, 01/20/32	06/15/20	115	104	—
OCP Euro CLO 2017-1 Designated Activity Company, Series 2017-B-2X, 2.73%, 01/15/32	07/09/20	115	105	—
Orsted A/S	11/29/22	243	252	—
Pharmaron Beijing Co., Ltd. - Class H	02/14/22	178	159	—
Presidence de la Republique de Cote d'Ivoire, 6.38%, 03/03/28	12/12/22	593	583	0.1
Presidencia de la Republica Dominicana, 6.88%, 01/29/26	12/09/22	236	233	—
Presidencia de la Republica Dominicana, 5.95%, 01/25/27	12/09/22	319	317	—
PT Freeport Indonesia, 4.76%, 04/14/27	12/09/22	339	333	—
PT Pertamina (Persero), 3.65%, 07/30/29	12/09/22	339	330	—
Quintis Limited	11/03/17	1,905	—	—
REI Agro Limited, 0.00%, 11/13/14	08/26/11	606	5	—
Rockford Tower Europe CLO 2018-1 Designated Activity Company, Series 2018-B-1X, 3.90%, 12/20/31	06/24/20	112	102	—
Romania, Government of, 2.88%, 03/11/29	12/12/22	319	312	—
Romania, Government of, 2.50%, 02/08/30	12/09/22	319	307	—
Romania, Government of, 2.12%, 07/16/31	12/13/22	165	154	—
Santander UK Group Holdings PLC, 3.63%, 01/14/26	09/07/22	218	225	—
Saudi Arabia, Kingdom of, 4.50%, 04/17/30	12/09/22	402	395	—
Saudi Arabia, Kingdom of, 2.25%, 02/02/33	12/09/22	246	241	—
Senegal, Government of, 6.25%, 05/23/33	12/09/22	174	168	—
Societe Generale, 1.88%, 10/03/24	09/07/22	218	228	—
SURA Asset Management SA, 4.88%, 04/17/24	12/09/22	335	332	—
Swedbank AB, 1.38%, 12/08/27	09/07/22	198	206	—
TE Connectivity Ltd.	07/08/21	9,098	6,901	0.3
Telefonica Emisiones, S.A.U., 5.38%, 02/02/26	09/07/22	467	482	—
The Toronto-Dominion Bank, 2.88%, 04/05/27	09/07/22	213	219	—
Total Capital International, 1.66%, 07/22/26	09/07/22	212	217	—
VAT Group AG	06/14/22	115	132	—
Verisure Holding AB, 3.88%, 07/15/26	09/29/22	285	322	—
Verisure Midholding AB, 5.25%, 02/15/29	09/29/22	175	204	—
Verizon Communications Inc., 4.07%, 06/18/24	09/07/22	115	120	—
Volkswagen International Finance N.V., 1.88%, 12/03/24	09/07/22	108	113	—
Volkswagen International Finance N.V., 4.25%, 10/09/25	09/07/22	112	116	—
		62,728	52,582	1.8

JNL/BlackRock Global Allocation Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
3M SONIA Index	221	September 2023	GBP	52,460	10	252
Australia 10 Year Bond	567	March 2023	AUD	68,993	(86)	(2,276)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — Futures Contracts (continued)
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
DAX Index	7	March 2023	EUR	2,566	(25)	(126)
Euro BOBL	104	March 2023	EUR	12,414	(48)	(399)
Euro Bund	632	March 2023	EUR	89,067	(717)	(5,375)
Euro OAT	23	March 2023	EUR	3,097	(29)	(180)
FTSE 100 Index	2	March 2023	GBP	150	(1)	(1)
MSCI Emerging Markets Index	92	March 2023		4,554	(70)	(141)
NASDAQ 100 Stock Index	75	March 2023		17,750	(16)	(1,217)
NIFTY 50 Index	150	January 2023		5,425	(17)	42
Russell 2000 Index	9	March 2023		825	(3)	(28)
S&P/TSX 60 Index	20	March 2023	CAD	4,846	(26)	(122)
United States 10 Year Note	152	March 2023		17,427	(21)	(358)
United States 2 Year Note	1,225	April 2023		251,467	(191)	(246)
United States 5 Year Note	271	April 2023		29,532	(23)	(283)
United States Long Bond	54	March 2023		6,761	(8)	8
United States Ultra Bond	557	March 2023		74,785	(279)	27
					(1,550)	(10,423)
Short Contracts
Euro Buxl 30 Year Bond	(16)	March 2023	EUR	(2,603)	60	466
Euro Schatz	(169)	March 2023	EUR	(18,009)	24	205
Euro STOXX 50 Price Index	(444)	March 2023	EUR	(17,761)	323	1,016
Italy Government BTP Bond	(102)	March 2023	EUR	(11,972)	122	916
Japan 10 Year Bond	(28)	March 2023	JPY	(4,147,503)	15	562
Long Gilt	(42)	March 2023	GBP	(4,459)	(6)	321
Nikkei 225 Index	(10)	March 2023	JPY	(138,626)	20	75
S&P 500 Index	(104)	March 2023		(20,169)	56	92
United States 10 Year Ultra Bond	(2,712)	March 2023		(322,658)	170	1,879
					784	5,532

JNL/BlackRock Global Allocation Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Paying	4.42	(M)	02/28/23	MXN	151,482	—	(73)
28-Day MEXIBOR (M)	Paying	4.50	(M)	03/03/23	MXN	151,435	—	(76)
28-Day MEXIBOR (M)	Paying	4.68	(M)	02/27/24	MXN	107,479	(2)	(347)
28-Day MEXIBOR (M)	Paying	4.86	(M)	03/01/24	MXN	107,479	(2)	(340)
28-Day MEXIBOR (M)	Paying	6.48	(M)	08/12/26	MXN	88,618	(10)	(329)
28-Day MEXIBOR (M)	Paying	6.43	(M)	08/13/26	MXN	122,344	(13)	(463)
28-Day MEXIBOR (M)	Paying	6.47	(M)	08/13/26	MXN	121,684	(13)	(454)
28-Day MEXIBOR (M)	Paying	6.42	(M)	08/14/26	MXN	99,198	(11)	(378)
28-Day MEXIBOR (M)	Paying	6.44	(M)	08/14/26	MXN	60,184	(6)	(227)
28-Day MEXIBOR (M)	Paying	6.42	(M)	08/17/26	MXN	89,362	(10)	(340)
3M LIBOR (Q)	Receiving	0.53	(S)	06/06/24		32,102	22	1,976
6M EURIBOR (S)	Receiving	0.02	(A)	08/26/31	EUR	15,924	116	4,060
HICP (A)	Paying	2.69	(A)	08/15/32	EUR	2,335	1	(21)
Sterling Overnight Index Average Rate (A)	Paying	4.26	(A)	09/06/24	GBP	41,751	(9)	(149)
U.S. SOFR (A)	Receiving	2.00	(A)	02/17/25		23,094	15	1,041
U.S. SOFR (A)	Receiving	2.72	(A)	05/02/25		280,478	217	9,960
U.S. SOFR (A)	Receiving	2.58	(A)	05/24/32		24,398	50	1,927
U.S. SOFR (A)	Receiving	2.60	(A)	05/26/32		4,088	8	313
U.S. SOFR (A)	Receiving	2.61	(A)	05/02/42		3,074	7	359
U.S. SOFR (A)	Receiving	2.43	(A)	05/02/52		92,115	352	13,742
U.S. SOFR (A)	Paying	2.65	(A)	05/02/24		242,228	(134)	(6,809)
U.S. SOFR (A)	Paying	3.75	(A)	12/15/25		19,101	(25)	(182)
U.S. SOFR (A)	Paying	3.81	(A)	12/19/25		20,346	(28)	(161)
U.S. SOFR (A)	Paying	2.67	(A)	05/02/27		10,963	(14)	(493)
U.S. SOFR (A)	Paying	2.91	(A)	10/06/27		40,586	(55)	(1,517)
U.S. SOFR (A)	Paying	2.65	(A)	05/02/32		129,669	(260)	(9,473)
U.S. SOFR (A)	Paying	3.47	(A)	10/04/32		17,385	(41)	(133)
U.S. SOFR (A)	Paying	3.42	(A)	10/05/32		8,366	(20)	(99)
U.S. SOFR (A)	Paying	3.05	(A)	10/28/32		18,965	(44)	(798)
U.S. SOFR (A)	Paying	2.88	(A)	11/02/32		19,311	(45)	(1,083)
U.S. SOFR (A)	Paying	2.92	(A)	11/04/32		19,429	(45)	(1,026)
U.S. SOFR (A)	Paying	2.90	(A)	11/15/32		30,998	(73)	(1,692)
U.S. SOFR (A)	Paying	3.20	(A)	11/28/32		18,157	(44)	(543)
							(116)	6,172

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
Avis Budget Car Rental, LLC (Q)	N/A	5.00	12/20/26	1,885	(70)	4	208

Credit default swap agreements - sell protection
CDX.NA.HY.37.V2 (Q)	4.12	5.00	12/20/26	(31,720)	921	(23)	(1,271)
CDX.NA.HY.39 (Q)	4.85	5.00	12/20/27	(1,907)	11	(1)	93
CDX.NA.IG.39 (Q)	0.82	1.00	12/20/27	(7,727)	62	(1)	49
ITRAXX.EUR.XO.36 (Q)	4.16	5.00	12/20/26	(8,241)	247	8	(812)
ITRAXX.EUR.XO.38 (Q)	4.74	5.00	12/20/27	(6,426)	69	6	304
					1,310	(11)	(1,637)

JNL/BlackRock Global Allocation Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Exchange Traded Futures Options
United States 10 Year Note 1st Week Future, Mar. 2023	Put	113.50	01/06/23	740	971
United States 10 Year Note Future, Mar. 2023	Put	111.50	01/27/23	19	12
					983
Index Options
Chicago Board Options Exchange Volatility Index	Call	32.00	01/18/23	79	3
S&P 500 Index	Call	4,090.00	01/06/23	108	2
					5
Options on Securities
Abbott Laboratories	Call	115.00	01/20/23	281	15
Abbott Laboratories	Call	105.00	01/20/23	167	94
AbbVie Inc.	Put	140.00	01/20/23	148	2
Adobe Inc.	Call	480.00	01/20/23	30	—
Albemarle Corporation	Call	240.00	03/17/23	69	78
Align Technology, Inc.	Call	240.00	01/20/23	43	7
Alphabet Inc.	Call	125.00	01/20/23	280	—
Amazon.com, Inc.	Call	90.00	02/17/23	260	99
Amazon.com, Inc.	Call	100.00	02/17/23	365	50
AstraZeneca PLC	Call	62.50	01/20/23	204	116
Booking Holdings Inc.	Call	2,000.00	01/20/23	10	78
Brandywine Realty Trust	Put	5.00	04/21/23	58	1
Carnival Corporation	Put	7.00	02/17/23	85	3
Carnival Corporation	Put	6.00	03/17/23	129	4
Caterpillar Inc.	Put	175.00	02/17/23	82	5
CF Industries Holdings, Inc.	Call	115.00	02/17/23	175	4
Charter Communications, Inc.	Call	370.00	03/17/23	52	78
ConocoPhillips	Call	140.00	01/20/23	541	8
ConocoPhillips	Put	70.00	01/20/23	229	—
CVS Health Corporation	Call	97.50	01/20/23	185	9
CVS Health Corporation	Call	105.00	01/20/23	264	2
DexCom, Inc.	Call	100.00	01/20/23	206	301
Dynatrace, Inc.	Call	45.00	01/20/23	186	2
Eli Lilly and Company	Call	340.00	01/20/23	58	163
Eli Lilly and Company	Call	320.00	01/20/23	58	276
Eli Lilly and Company	Call	380.00	02/17/23	80	80
Energy Select Sector SPDR Fund	Call	95.00	01/20/23	332	12
Energy Select Sector SPDR Fund	Call	87.00	01/20/23	241	69
Energy Select Sector SPDR Fund	Put	65.00	01/20/23	386	1
EOG Resources, Inc.	Call	158.50	04/21/23	317	94
EQT Corporation	Call	45.00	01/20/23	527	1
EQT Corporation	Call	40.00	03/17/23	699	91
Exxon Mobil Corporation	Call	120.00	01/20/23	523	17
Exxon Mobil Corporation	Put	75.00	01/20/23	153	—
Ford Motor Company	Put	10.00	02/17/23	269	7
Ford Motor Company	Put	9.00	03/17/23	148	3
Freeport-McMoRan Inc.	Call	35.00	01/20/23	562	198
Freeport-McMoRan Inc.	Call	42.00	02/17/23	527	64
Hudson Pacific Properties, Inc.	Put	7.50	03/17/23	58	2
Humana Inc.	Call	550.00	01/20/23	47	7
Humana Inc.	Call	500.00	01/20/23	28	59
Intel Corporation	Call	42.50	06/16/23	69	1
Intel Corporation	Call	40.00	06/16/23	112	2
Intuit Inc.	Call	450.00	01/20/23	31	3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — Exchange Traded Purchased Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Invesco QQQ Trust	Call	300.00	01/06/23	487	—
Invesco QQQ Trust	Call	292.00	01/06/23	652	1
Invesco Senior Loan ETF	Put	19.00	04/21/23	264	4
iShares China Large-Cap ETF	Call	31.00	02/17/23	2,395	160
iShares China Large-Cap ETF	Call	30.00	02/17/23	2,415	237
iShares China Large-Cap ETF	Call	32.00	03/17/23	2,281	160
iShares iBoxx $ High Yield Corporate Bond ETF	Call	75.00	01/20/23	913	30
iShares iBoxx $ High Yield Corporate Bond ETF	Put	71.00	01/20/23	215	3
iShares iBoxx $ High Yield Corporate Bond ETF	Put	71.00	02/17/23	254	14
iShares iBoxx $ Investment Grade Corporate Bond ETF	Put	103.50	01/20/23	77	4
KLA Corporation	Call	400.00	01/20/23	68	42
Lions Gate Entertainment Corp.	Call	10.00	06/16/23	59	1
Lululemon Athletica Canada Inc.	Call	390.00	01/20/23	40	1
Lululemon Athletica Canada Inc.	Call	360.00	01/20/23	66	11
Marathon Oil Corporation	Call	33.00	01/20/23	491	2
Marathon Oil Corporation	Call	32.00	01/20/23	574	4
McKesson Corporation	Call	400.00	01/20/23	55	10
Merck & Co., Inc.	Call	95.00	01/20/23	167	272
Northrop Grumman Corporation	Call	560.00	01/20/23	32	22
Northrop Grumman Corporation	Call	510.00	01/20/23	45	179
Office Properties Income Trust	Put	12.50	03/17/23	61	4
Otis Worldwide Corporation	Call	85.00	01/20/23	194	3
Ovintiv Canada ULC	Call	60.00	01/20/23	185	5
Owl Rock Capital Corporation	Put	10.00	04/21/23	170	5
Pioneer Natural Resources Company	Call	260.00	01/20/23	211	8
Pioneer Natural Resources Company	Put	210.00	01/20/23	68	15
Rockwell Automation, Inc.	Call	280.00	01/20/23	84	9
Rockwell Automation, Inc.	Call	290.00	04/21/23	54	38
Sabre Corporation	Put	5.00	01/20/23	114	—
Sabre Corporation	Put	5.00	02/17/23	41	1
Salesforce, Inc.	Call	210.00	01/20/23	102	—
Salesforce, Inc.	Call	200.00	01/20/23	102	—
Schlumberger Limited	Call	57.50	01/20/23	280	22
Schlumberger Limited	Call	55.00	02/17/23	272	77
ServiceNow, Inc.	Call	550.00	01/20/23	35	—
Shell PLC	Call	62.50	04/21/23	351	54
Shell PLC	Call	60.00	04/21/23	544	131
SoFi Technologies, Inc.	Put	4.00	02/17/23	51	1
SPDR S&P 500 ETF Trust	Call	410.00	01/13/23	294	6
SPDR S&P 500 ETF Trust	Call	430.00	01/20/23	431	2
SPDR S&P 500 ETF Trust	Call	415.00	01/20/23	845	18
SPDR S&P 500 ETF Trust	Put	360.00	01/20/23	58	8
SPDR S&P Regional Banking ETF	Put	56.00	01/20/23	2,386	117
TE Connectivity Ltd.	Call	135.00	01/20/23	131	—
Tesla Inc.	Call	130.00	03/17/23	258	377
Tesla Inc.	Call	175.00	04/21/23	131	75
The Walt Disney Company	Call	120.00	01/20/23	215	—
Valero Energy Corporation	Call	145.00	01/20/23	175	6
Valero Energy Corporation	Put	90.00	01/20/23	133	1
Vertiv Holdings Co	Put	10.00	03/17/23	53	2
Visa Inc.	Call	210.00	01/20/23	131	52
Visa Inc.	Call	225.00	02/17/23	132	37
Visa Inc.	Call	220.00	03/17/23	162	95
Xerox Holdings Corporation	Put	10.00	01/20/23	91	—
Xerox Holdings Corporation	Put	12.00	02/17/23	88	2
XPO, Inc.	Call	57.50	01/20/23	130	4
					4,438

JNL/BlackRock Global Allocation Fund — OTC Purchased Barrier Options
Reference Entity	Counterparty	Put/Call	Option Type	Barrier Price ($)	Exercise Price ($)	Expiration	Notional/ Contracts[1]		Value ($)
Foreign Currency Options
GBP/USD Spot Rate	JPM	Call	One-touch	1.00	1.00	05/11/23	GBP	670,046	31

JNL/BlackRock Global Allocation Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Credit Default Swaptions
CDX.NA.HY.39, 12/20/27	DUB	Call	102.50	01/18/23	1,715,000	2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — OTC Purchased Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts[1]		Value ($)
CDX.NA.HY.39, 12/20/27	BCL	Put		95.00	02/15/23		1,600,000	6
CDX.NA.HY.39, 12/20/27	DUB	Put		96.00	02/15/23		1,520,000	7
CDX.NA.HY.39, 12/20/27	GSC	Put		95.00	01/18/23		1,695,000	2
CDX.NA.HY.39, 12/20/27	GSC	Put		96.00	01/18/23		1,470,000	2
								19
Foreign Currency Options
Dual Binary Option payout at expiry if AUD/USD >= 0.697 and USD/JPY >= 137.06	BOA	Call		N/A	03/07/23		990,000	25
EUR/USD Spot Rate	MSC	Call		1.06	02/07/23	EUR	13,231,110	259
EUR/USD Spot Rate	MSC	Put		0.97	02/07/23	EUR	13,231,110	1
USD/MXN Spot Rate	DUB	Put	MXN	19.50	03/07/23		6,029,644	77
								362
Index Options
Dual Binary Option payout at expiry if S&P 500 Index >= 3,687.14 and 1M LIBOR >= 3.33	CIT	Put		3,687.14	05/19/23		652,523	75
Dual Binary Option payout at expiry if S&P 500 Index >= 3,687.14 and 1M LIBOR >= 3.34	CIT	Put		3,687.14	04/21/23		652,523	72
Dual Binary Option payout at expiry if S&P 500 Index >= 3,687.14 and 1M LIBOR >= 3.36	CIT	Put		3,687.14	03/17/23		652,523	62
								209
Interest Rate Swaptions
3M LIBOR, 11/16/53	CIT	Call		2.85	11/14/23		5,795,071	309
3M LIBOR, 10/26/33	CIT	Call		3.05	10/24/23		18,356,814	416
3M LIBOR, 11/09/33	GSC	Call		2.82	11/07/23		7,596,401	131
3M LIBOR, 02/17/33	JPM	Call		2.97	02/15/23		15,153,441	25
3M LIBOR, 11/01/33	JPM	Call		2.90	10/30/23		18,356,814	346
3M LIBOR, 03/20/24	MSC	Call		0.80	03/16/23		214,206,461	—
3M LIBOR, 10/26/33	CIT	Put		4.55	10/24/23		18,356,814	200
3M LIBOR, 11/09/33	GSC	Put		4.82	11/07/23		7,596,401	64
3M LIBOR, 02/13/24	GSC	Put		3.75	02/09/23		152,403,261	1,800
3M LIBOR, 11/01/33	JPM	Put		4.40	10/30/23		18,356,814	240
6M EURIBOR, 04/03/24	GSC	Put		2.47	04/03/23	GBP	80,059,989	2,032
6M EURIBOR, 05/04/24	GSC	Put		1.00	05/02/23	EUR	113,111,465	3,108
								8,671
Options on Securities
Glencore PLC	GSC	Call	GBP	5.68	01/20/23		186	20
Financial Select Sector SPDR Fund	GSC	Put		35.00	01/20/23		282,100	303
First Quantum Minerals Ltd	BMO	Put	CAD	21.00	01/20/23		70	1
								324

JNL/BlackRock Global Allocation Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Exchange Traded Future Options
United States 10 Year Note 1st Week Future, Mar. 2023	Put	112.00	01/06/23	1,110	(382)

Index Options
Chicago Board Options Exchange Volatility Index	Call	40.00	01/18/23	79	(1)
S&P 500 Index	Call	4,350.00	02/17/23	108	(36)
					(37)
Options on Securities
Abbott Laboratories	Put	95.00	01/20/23	281	(4)
Abbott Laboratories	Put	90.00	01/20/23	167	(2)
AbbVie Inc.	Call	165.00	01/20/23	148	(23)
Air Products and Chemicals, Inc.	Call	310.00	01/20/23	109	(68)
Albemarle Corporation	Call	370.00	01/20/23	47	—
Albemarle Corporation	Put	180.00	03/17/23	69	(43)
Align Technology, Inc.	Put	180.00	01/20/23	43	(7)
Alphabet Inc.	Put	80.00	01/20/23	380	(20)
Alphabet Inc.	Put	100.00	01/20/23	280	(318)
Amazon.com, Inc.	Call	110.00	01/20/23	265	(1)
Amazon.com, Inc.	Put	75.00	02/17/23	365	(96)
Amazon.com, Inc.	Put	70.00	02/17/23	260	(41)
Apple Inc.	Call	160.00	01/20/23	210	(1)
Archer-Daniels-Midland Company	Call	110.00	01/20/23	230	—
Booking Holdings Inc.	Put	1,700.00	01/20/23	10	(6)
CF Industries Holdings, Inc.	Call	125.00	01/20/23	185	—
CF Industries Holdings, Inc.	Call	130.00	02/17/23	175	(1)
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
CF Industries Holdings, Inc.	Put	90.00	02/17/23	175	(148)
Charter Communications, Inc.	Put	290.00	03/17/23	52	(48)
Comcast Corporation	Put	30.00	01/20/23	561	(6)
ConocoPhillips	Put	115.00	01/20/23	135	(37)
CVS Health Corporation	Put	95.00	01/20/23	264	(86)
Dynatrace, Inc.	Put	35.00	01/20/23	186	(9)
Eli Lilly and Company	Call	430.00	01/20/23	58	—
Eli Lilly and Company	Put	260.00	01/20/23	58	—
Eli Lilly and Company	Put	310.00	02/17/23	80	(18)
Energy Select Sector SPDR Fund	Call	97.00	01/20/23	241	(4)
Energy Select Sector SPDR Fund	Put	80.00	01/20/23	332	(16)
EOG Resources, Inc.	Call	178.50	04/21/23	317	(32)
EOG Resources, Inc.	Put	113.50	04/21/23	317	(166)
EQT Corporation	Call	46.00	03/17/23	349	(16)
EQT Corporation	Call	45.00	03/17/23	699	(38)
EQT Corporation	Put	34.00	01/20/23	351	(61)
EQT Corporation	Put	30.00	03/17/23	349	(64)
Exxon Mobil Corporation	Call	95.00	01/20/23	305	(477)
Exxon Mobil Corporation	Call	130.00	01/20/23	523	(1)
Exxon Mobil Corporation	Put	100.00	01/20/23	132	(6)
Freeport-McMoRan Inc.	Call	45.00	01/20/23	843	(8)
Freeport-McMoRan Inc.	Call	48.00	02/17/23	527	(16)
Freeport-McMoRan Inc.	Put	32.00	02/17/23	527	(37)
Humana Inc.	Call	640.00	01/20/23	28	—
Humana Inc.	Call	580.00	02/17/23	53	(15)
Intuit Inc.	Put	370.00	01/20/23	31	(24)
Intuitive Surgical, Inc.	Call	290.00	01/20/23	50	(7)
Invesco QQQ Trust	Call	320.00	01/06/23	487	—
Invesco QQQ Trust	Call	312.00	01/06/23	652	—
Invesco QQQ Trust	Put	270.00	01/06/23	244	(131)
Invesco QQQ Trust	Put	265.00	01/20/23	676	(391)
iShares China Large-Cap ETF	Call	35.00	02/17/23	2,395	(31)
iShares China Large-Cap ETF	Call	34.00	02/17/23	2,415	(51)
iShares China Large-Cap ETF	Call	37.00	03/17/23	2,281	(34)
iShares iBoxx $ High Yield Corporate Bond ETF	Call	78.00	01/20/23	1,826	(3)
iShares iBoxx $ Investment Grade Corporate Bond ETF	Put	101.00	01/20/23	77	(1)
iShares Semiconductor ETF	Put	290.00	03/17/23	47	(25)
KLA Corporation	Put	330.00	01/20/23	68	(16)
Lululemon Athletica Canada Inc.	Call	420.00	01/20/23	40	—
Lululemon Athletica Canada Inc.	Put	310.00	01/20/23	40	(32)
Marathon Oil Corporation	Put	25.00	01/20/23	925	(38)
McKesson Corporation	Put	360.00	01/20/23	54	(19)
Merck & Co., Inc.	Call	100.00	01/20/23	172	(196)
Micron Technology, Inc.	Put	47.50	01/20/23	523	(55)
Microsoft Corporation	Call	265.00	01/20/23	127	(7)
Northrop Grumman Corporation	Call	550.00	01/20/23	45	(49)
Northrop Grumman Corporation	Put	480.00	01/20/23	32	(9)
Otis Worldwide Corporation	Put	65.00	01/20/23	194	(2)
Ovintiv Canada ULC	Put	45.00	01/20/23	185	(13)
Pioneer Natural Resources Company	Call	275.00	01/20/23	211	(2)
Pioneer Natural Resources Company	Put	215.00	01/20/23	53	(15)
Rockwell Automation, Inc.	Put	240.00	01/20/23	84	(14)
Rockwell Automation, Inc.	Put	220.00	04/21/23	54	(32)
Schlumberger Limited	Call	60.00	01/20/23	178	(7)
Schlumberger Limited	Call	60.00	02/17/23	272	(33)
Schlumberger Limited	Put	47.50	01/20/23	280	(13)
Schlumberger Limited	Put	42.50	02/17/23	175	(8)
ServiceNow, Inc.	Put	450.00	01/20/23	35	(217)
Shell PLC	Call	70.00	04/21/23	714	(29)
Shell PLC	Put	52.50	04/21/23	351	(68)
Shell PLC	Put	50.00	04/21/23	544	(72)
SPDR S&P 500 ETF Trust	Call	435.00	01/20/23	422	(2)
SPDR S&P 500 ETF Trust	Call	420.00	12/15/23	97	(212)
SPDR S&P 500 ETF Trust	Put	340.00	01/20/23	58	(2)
SPDR S&P Regional Banking ETF	Put	52.00	01/20/23	2,386	(19)
TE Connectivity Ltd.	Put	110.00	01/20/23	131	(19)
Tesla Inc.	Call	170.00	03/17/23	258	(108)
Tesla Inc.	Call	208.33	04/21/23	131	(34)
Tesla Inc.	Put	80.00	03/17/23	258	(82)
Tesla Inc.	Put	108.33	04/21/23	131	(167)
The TJX Companies, Inc.	Call	80.00	01/20/23	222	(41)
The Walt Disney Company	Call	105.00	01/20/23	196	(2)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
The Walt Disney Company	Put	85.00	01/20/23	196	(42)
The Walt Disney Company	Put	80.00	01/20/23	140	(12)
The Walt Disney Company	Put	80.00	02/17/23	140	(36)
United Parcel Service, Inc.	Call	195.00	01/20/23	136	(2)
UnitedHealth Group Incorporated	Call	580.00	01/20/23	56	(4)
Valero Energy Corporation	Call	155.00	01/20/23	175	(2)
Valero Energy Corporation	Call	120.00	01/20/23	267	(243)
Valero Energy Corporation	Put	115.00	01/20/23	88	(10)
Visa Inc.	Call	240.00	02/17/23	132	(9)
Visa Inc.	Call	245.00	03/17/23	162	(16)
Visa Inc.	Put	180.00	01/20/23	131	(4)
Visa Inc.	Put	185.00	02/17/23	76	(18)
Visa Inc.	Put	185.00	03/17/23	162	(57)
XPO, Inc.	Put	45.00	01/20/23	130	(8)
					(4,735)

JNL/BlackRock Global Allocation Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts[1]		Value ($)
Foreign Currency Options
EUR/USD Spot Rate	MSC	Call		1.09	02/07/23	EUR	13,231,110	(70)
EUR/USD Spot Rate	JPM	Put		1.03	02/17/23	EUR	1,769,474	(5)
GBP/USD Spot Rate	JPM	Put		1.19	02/17/23	GBP	1,558,490	(18)
USD/BRL Spot Rate	GSC	Put	BRL	5.36	02/16/23		1,808,694	(55)
USD/CNH Spot Rate	CIT	Call	CNH	7.13	02/16/23		1,852,342	(4)
USD/HUF Spot Rate	UBS	Put	HUF	393.57	02/16/23		1,796,475	(99)
USD/MXN Spot Rate	DUB	Call	MXN	21.00	03/07/23		6,029,644	(28)
USD/MXN Spot Rate	DUB	Put	MXN	18.75	03/07/23		6,029,644	(14)
USD/MXN Spot Rate	HSB	Put	MXN	19.46	02/16/23		3,625,777	(37)
USD/TWD Spot Rate	JPM	Call	TWD	31.13	02/16/23		1,855,072	(7)
								(337)
Interest Rate Swaptions
3M LIBOR, 10/26/25	CIT	Call		3.09	10/24/23		73,427,255	(343)
3M LIBOR, 11/16/25	CIT	Call		2.75	11/14/23		57,950,706	(225)
3M LIBOR, 06/16/28	GSC	Call		2.50	06/14/23		35,256,000	(96)
3M LIBOR, 11/09/25	GSC	Call		3.26	11/07/23		30,385,604	(181)
3M LIBOR, 02/17/33	JPM	Call		2.67	02/15/23		15,153,441	(7)
3M LIBOR, 06/01/28	JPM	Call		2.80	05/30/23		29,789,910	(118)
3M LIBOR, 06/12/28	JPM	Call		2.50	06/08/23		14,847,874	(38)
3M LIBOR, 11/01/25	JPM	Call		2.95	10/30/23		73,427,255	(306)
3M LIBOR, 02/17/25	MSC	Call		1.40	02/15/23		82,096,839	—
3M LIBOR, 03/20/24	MSC	Call		0.40	03/16/23		214,206,461	—
3M LIBOR, 03/20/24	MSC	Call		0.60	03/16/23		214,206,461	—
3M LIBOR, 06/01/25	MSC	Call		3.30	05/30/23		73,533,895	(135)
3M LIBOR, 12/18/33	MSC	Call		2.40	12/14/23		9,724,000	(104)
3M LIBOR, 05/09/33	CIT	Put		3.75	05/05/23		19,372,821	(339)
3M LIBOR, 10/26/25	CIT	Put		5.09	10/24/23		73,427,255	(176)
3M LIBOR, 11/16/25	CIT	Put		4.75	11/14/23		57,950,706	(124)
3M LIBOR, 02/13/24	GSC	Put		4.40	02/09/23		304,806,523	(1,753)
3M LIBOR, 03/10/25	GSC	Put		4.03	03/08/23		151,588,612	(1,258)
3M LIBOR, 03/27/33	GSC	Put		3.27	03/23/23		30,456,020	(1,024)
3M LIBOR, 06/16/28	GSC	Put		3.90	06/14/23		35,256,000	(396)
3M LIBOR, 11/09/25	GSC	Put		5.26	11/07/23		30,385,604	(61)
3M LIBOR, 06/01/28	JPM	Put		4.30	05/30/23		29,789,910	(171)
3M LIBOR, 06/12/28	JPM	Put		4.00	06/08/23		29,695,748	(282)
3M LIBOR, 11/01/25	JPM	Put		4.95	10/30/23		73,427,255	(210)
3M LIBOR, 02/17/25	MSC	Put		2.60	02/15/23		82,096,839	(2,735)
3M LIBOR, 02/17/25	MSC	Put		2.70	02/15/23		82,096,839	(2,579)
3M LIBOR, 03/09/24	MSC	Put		4.50	03/07/23		149,839,000	(761)
3M LIBOR, 04/12/33	MSC	Put		3.40	04/06/23		20,284,902	(573)
3M LIBOR, 04/20/33	MSC	Put		3.45	04/18/23		19,908,045	(562)
3M LIBOR, 06/01/25	MSC	Put		4.80	05/30/23		73,533,895	(192)
3M LIBOR, 12/18/33	MSC	Put		3.60	12/14/23		9,724,000	(318)
6M EURIBOR, 04/03/24	GSC	Put		3.22	04/03/23	GBP	160,119,978	(2,693)
6M EURIBOR, 05/04/24	GSC	Put		1.75	05/02/23	EUR	226,222,929	(4,470)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts[1]		Value ($)
6M EURIBOR, 02/17/26	JPM	Put		3.36	02/15/23	EUR	45,614,949	(219)
								(22,449)
Options on Securities
Financial Select Sector SPDR Fund	GSC	Put		31.00	01/20/23		282,100	(23)
First Quantum Minerals Ltd	BMO	Put	CAD	16.00	01/20/23		70	—
Glencore PLC	GSC	Put	GBP	4.41	01/20/23		186	(1)
								(24)

JNL/BlackRock Global Allocation Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	BCL	02/16/23	AUD	70,645	48,188	454
BRL/USD	GSC	02/22/23	BRL	9,773	1,834	25
BRL/USD	CIT	03/02/23	BRL	18,035	3,380	77
BRL/USD	BOA	03/15/23	BRL	23,716	4,432	(4)
BRL/USD	DUB	03/15/23	BRL	45,467	8,498	127
CAD/USD	HSB	01/20/23	CAD	30,282	22,367	310
CHF/USD	BCL	03/15/23	CHF	48,212	52,548	(64)
DKK/USD	DUB	03/15/23	DKK	79,540	11,513	53
EUR/USD	UBS	01/20/23	EUR	20,717	22,203	1,646
EUR/USD	UBS	03/15/23	EUR	148,342	159,572	1,212
GBP/EUR	JPM	03/15/23	EUR	(5,911)	(6,359)	(187)
GBP/USD	BOA	03/15/23	GBP	94	114	(1)
GBP/USD	DUB	03/15/23	GBP	7,723	9,353	(55)
HUF/USD	UBS	02/21/23	HUF	730,896	1,932	135
HUF/USD	GSC	03/02/23	HUF	1,195,737	3,153	196
IDR/USD	CIT	01/12/23	IDR	51,198,951	3,288	(20)
JPY/EUR	HSB	01/20/23	EUR	(20,002)	(21,438)	901
JPY/USD	HSB	03/15/23	JPY	26,730,743	205,643	8,185
KRW/USD	CIT	02/17/23	KRW	15,285,790	12,102	717
MXN/USD	BNP	01/20/23	MXN	120,405	6,158	49
MXN/USD	UBS	01/20/23	MXN	305,920	15,645	637
MXN/USD	HSB	02/21/23	MXN	71,687	3,645	19
MXN/USD	CIT	03/15/23	MXN	88,652	4,490	54
NOK/CHF	DUB	02/16/23	CHF	(12,852)	(13,968)	85
NZD/USD	MSC	03/15/23	NZD	2,689	1,709	(36)
PLN/USD	BNP	03/02/23	PLN	6,758	1,535	46
PLN/USD	MSC	03/02/23	PLN	13,419	3,048	62
SGD/USD	HSB	03/15/23	SGD	7,892	5,899	31
USD/CNY	CIT	02/21/23	CNY	(13,199)	(1,906)	(54)
USD/CNY	HSB	03/15/23	CNY	(229,623)	(33,220)	(161)
USD/EUR	JPM	02/21/23	EUR	(1,769)	(1,901)	(73)
USD/EUR	JPM	03/15/23	EUR	(157)	(169)	(1)
USD/GBP	JPM	02/21/23	GBP	(1,559)	(1,887)	(41)
USD/HKD	HSB	02/16/23	HKD	(210,667)	(27,015)	(78)
USD/INR	CIT	03/15/23	INR	(799,407)	(9,623)	14
USD/JPY	BOA	01/06/23	JPY	(17,481,750)	(133,260)	(8,499)
USD/JPY	HSB	01/11/23	JPY	(3,805,950)	(29,032)	(2,392)
USD/JPY	BOA	02/21/23	JPY	(2,070,250)	(15,879)	(891)
USD/JPY	JPM	03/06/23	JPY	(3,234,450)	(24,851)	(918)
USD/JPY	MSC	03/15/23	JPY	(568,760)	(4,376)	(43)
USD/NOK	BOA	01/20/23	NOK	(72,611)	(7,417)	(514)
USD/SEK	DUB	03/15/23	SEK	(44,795)	(4,310)	101
USD/TWD	JPM	02/21/23	TWD	(57,340)	(1,875)	(20)
ZAR/USD	HSB	03/15/23	ZAR	74,568	4,362	77
					278,125	1,161

JNL/BlackRock Global Allocation Fund — OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate[2] (%)		Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
BRAZIBOR (A)	Paying	JPM	9.39	(A)	01/02/25	BRL	44,224	—	(539)
BRAZIBOR (A)	Paying	JPM	9.54	(A)	01/02/25	BRL	48,067	—	(550)
BRAZIBOR (A)	Paying	JPM	9.42	(A)	01/02/25	BRL	48,245	—	(581)
								—	(1,670)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
Bombardier Inc. (Q)	BCL	N/A	5.00	06/20/23	1,422	(22)	206	(228)
BorgWarner Inc. (Q)	BNP	N/A	1.00	12/20/27	210	(1)	3	(4)
Ford Motor Company (Q)	CIT	N/A	5.00	06/20/27	125	(7)	(6)	(1)
Ford Motor Company (Q)	MSC	N/A	5.00	12/20/27	265	(14)	(7)	(7)
General Electric Company (Q)	MSC	N/A	1.00	06/20/27	159	(1)	3	(4)
General Electric Company (Q)	MSC	N/A	1.00	06/20/27	212	—	5	(5)
General Electric Company (Q)	MSC	N/A	1.00	06/20/27	159	(1)	3	(4)
Pitney Bowes Inc. (Q)	BCL	N/A	1.00	06/20/24	70	5	9	(4)
Pitney Bowes Inc. (Q)	GSC	N/A	1.00	06/20/24	60	4	8	(4)
Pitney Bowes Inc. (Q)	GSC	N/A	1.00	06/20/25	130	17	37	(20)
Staples, Inc. (Q)	BCL	N/A	5.00	06/20/24	125	8	13	(5)
					2,937	(12)	274	(286)

JNL/BlackRock Global Allocation Fund — OTC Contracts for Difference
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]	Unrealized Appreciation (Depreciation) ($)
Adecco Group AG (MT)	CIT	OBFR -0.26% (M)	TBD	(6,803)	(222)	(2)
Advanced Micro Devices, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(3,848)	(271)	22
Aegon N.V. (MT)	JPM	OBFR -0.26% (M)	TBD	(93,074)	(450)	(21)
Aker BP ASA (MT)	CIT	OBFR -0.25% (M)	TBD	(11,100)	(344)	—
Aktiebolaget Electrolux (MT)	CIT	OBFR -1.00% (M)	TBD	(19,127)	(253)	(5)
Alstom (MT)	JPM	OBFR -0.42% (M)	TBD	(9,917)	(246)	4
AMP Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(481,026)	(440)	10
AVEVA Group plc (MT)	JPM	OBFR -0.25% (M)	TBD	(7,089)	(277)	2
Bachem Holding AG (MT)	JPM	OBFR -0.26% (M)	TBD	(4,724)	(432)	25
Bilibili Inc (MT)	CIT	OBFR -0.30% (M)	TBD	(15,800)	(383)	5
Block, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(6,197)	(375)	(14)
Caesars Entertainment, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(3,471)	(148)	4
Celltrion Healthcare Co. Ltd. (M)	CIT	OBFR -0.71% (M)	TBD	(0)	(0)	—
Charles River Laboratories International, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(1,078)	(227)	(7)
China Overseas Land & Investment Limited (MT)	CIT	OBFR -0.30% (M)	TBD	(135,000)	(352)	(4)
China Southern Airlines Company Limited (M)	JPM	OBFR -0.30% (M)	TBD	(214,000)	(140)	1
China Vanke Co., Ltd. (M)	CIT	OBFR -0.30% (M)	TBD	(179,032)	(367)	4
CK Asset Holdings Limited (M)	JPM	OBFR -0.30% (M)	TBD	(34,000)	(200)	(9)
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP (MT)	CIT	OBFR -0.40% (M)	TBD	(11,152)	(122)	2
CoStar Group, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(2,691)	(208)	—
Country Garden Holdings Company Limited (M)	JPM	OBFR -0.50% (M)	TBD	(718)	(0)	—
Covestro AG (MT)	CIT	OBFR -0.26% (M)	TBD	(12,497)	(484)	(5)
D.R. Horton, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(6,075)	(522)	(20)
Delivery Hero SE (MT)	JPM	OBFR -0.26% (M)	TBD	(7,365)	(318)	(34)
Dish Network Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(35,479)	(519)	22
Dollar Tree, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(3,038)	(439)	10
DXC Technology Company (MT)	JPM	OBFR -0.15% (M)	TBD	(7,698)	(206)	2
Electronic Arts Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(2,750)	(347)	11
ENEOS Holdings, Inc. (MT)	CIT	OBFR -0.25% (M)	TBD	(71,900)	(241)	(4)
Fastighets AB Balder (MT)	CIT	OBFR -0.25% (M)	TBD	(124,855)	(577)	(3)
Ferrovial, S.A. (M)	CIT	OBFR -0.26% (M)	TBD	(5,393)	(139)	(2)
Fiserv, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(1,866)	(189)	1
Ford Motor Company (MT)	CIT	OBFR -0.15% (M)	TBD	(36,480)	(413)	(11)
Fuyao Glass Industry Group Co., Ltd. (M)	JPM	OBFR -0.30% (M)	TBD	(17,600)	(77)	3
HYBE Co., Ltd. (MT)	CIT	OBFR -0.51% (M)	TBD	(1,231)	(169)	—
IDP Education Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(10,197)	(188)	—
Iljin Materials Co,. Ltd. (MT)	JPM	OBFR -0.63% (M)	TBD	(3,292)	(148)	13
Illumina, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(1,977)	(387)	(12)
InPost S.A. (MT)	JPM	OBFR -0.26% (M)	TBD	(41,203)	(315)	(32)
International Business Machines Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(5,018)	(742)	27

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]	Unrealized Appreciation (Depreciation) ($)
Just Eat Takeaway.Com N.V. (MT)	CIT	OBFR -0.26% (M)	TBD	(16,261)	(329)	(15)
Kakao Corp. (MT)	CIT	OBFR -0.35% (M)	TBD	(12,384)	(535)	15
Kuaishou Technology (MT)	CIT	OBFR -0.30% (M)	TBD	(17,000)	(157)	2
Lamb Weston Holdings, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(4,426)	(392)	(3)
Las Vegas Sands Corp. (MT)	CIT	OBFR -0.15% (M)	TBD	(6,599)	(307)	(10)
Lasertec Co., Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(1,900)	(330)	15
Li Ning Company Limited (MT)	JPM	OBFR -0.30% (M)	TBD	(41,500)	(337)	(22)
Localiza Rent A Car S/A (MT)	JPM	OBFR +0.00% (M)	TBD	(121)	(0)	—
Localiza Rent A Car S/A (MT)	JPM	OBFR -0.50% (M)	TBD	(27,716)	(285)	4
Longfor Properties Co. Ltd. (M)	CIT	OBFR -0.30% (M)	TBD	(65,000)	(204)	(1)
Magazine Luiza S.A. (MT)	JPM	OBFR -2.60% (M)	TBD	(511,094)	(278)	14
Marvell Technology, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(7,875)	(328)	37
Matsuki Yokokokara & Company Co., Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(2,400)	(113)	(8)
Mohawk Industries, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(3,083)	(300)	(15)
Money Forward, Inc. (MT)	CIT	OBFR -0.25% (M)	TBD	(8,700)	(273)	4
Ncsoft Corporation (MT)	CIT	OBFR -0.35% (M)	TBD	(814)	(280)	(9)
Nexi S.p.A. (MT)	CIT	OBFR -0.26% (M)	TBD	(13,791)	(108)	(1)
Norwegian Cruise Line Holdings Ltd. (MT)	CIT	OBFR -0.15% (M)	TBD	(10,598)	(139)	9
Ocado Group PLC (MT)	JPM	OBFR -0.25% (M)	TBD	(41,359)	(342)	34
Olympus Corporation (MT)	JPM	OBFR -0.25% (M)	TBD	(12,500)	(241)	18
Open House Group Co., Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(3,900)	(148)	5
Oracle Corporation (MT)	CIT	OBFR -0.15% (M)	TBD	(2,947)	(237)	(4)
Orion Oyj (MT)	JPM	OBFR -0.26% (M)	TBD	(6,992)	(371)	(12)
OZ Minerals Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(9,092)	(168)	(4)
Paramount Global (MT)	CIT	OBFR -0.15% (M)	TBD	(39,552)	(670)	(7)
PerkinElmer, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(4,206)	(597)	8
Pilbara Minerals Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(94,701)	(285)	44
POSCO Chemical Co., Ltd. (M)	JPM	OBFR -1.23% (M)	TBD	(2,612)	(404)	33
PPG Industries, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(3,483)	(438)	1
PTC Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(2,875)	(350)	6
PulteGroup, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(12,220)	(562)	4
Quanta Services, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(2,254)	(321)	—
Rivian Automotive, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(12,144)	(314)	91
Ross Stores, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(3,603)	(422)	3
Saab AB (MT)	CIT	OBFR -0.25% (M)	TBD	(6,911)	(273)	1
Shandong Gold Group Co., Ltd. (M)	JPM	OBFR -0.43% (M)	TBD	(149,750)	(293)	16
Shaw Communications Inc. (MT)	JPM	OBFR -0.26% (M)	TBD	(22,976)	(621)	(42)
Siemens Healthineers AG (MT)	CIT	OBFR -0.26% (M)	TBD	(9,897)	(479)	(16)
Snap Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(9,788)	(85)	(3)
Steris Limited (MT)	JPM	OBFR -0.15% (M)	TBD	(2,763)	(526)	15
Take-Two Interactive Software, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(4,962)	(493)	(24)
Telecom Italia SPA (MT)	CIT	OBFR -0.26% (M)	TBD	(105,584)	(24)	(1)
Teledyne Technologies Incorporated (MT)	CIT	OBFR -0.15% (M)	TBD	(1,766)	(695)	(11)
The Allstate Corporation (MT)	CIT	OBFR -0.15% (M)	TBD	(1,349)	(183)	(2)
Tokyo Electric Power Company Holdings, Inc. (MT)	JPM	OBFR -0.25% (M)	TBD	(37,000)	(132)	(2)
Uber Technologies, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(12,234)	(301)	(1)
Vestas Wind Systems A/S (M)	CIT	OBFR -0.25% (M)	TBD	(9,401)	(263)	(10)
Viatris Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(16,111)	(173)	(6)
Vonovia SE (MT)	JPM	OBFR -0.26% (M)	TBD	(13,050)	(323)	16
Wynn Resorts, Limited (MT)	JPM	OBFR -0.15% (M)	TBD	(2,646)	(229)	11
Xiaomi Corporation (M)	JPM	OBFR -0.30% (M)	TBD	(767,600)	(1,088)	15
Z Holdings Corporation (MT)	CIT	OBFR -0.25% (M)	TBD	(63,800)	(164)	3
Zhuzhou CRRC Times Electric Co., Ltd. (MT)	JPM	OBFR -0.30% (M)	TBD	(56,400)	(278)	(1)
Zhuzhou CRRC Times Electric Co., Ltd. (MT)	CIT	OBFR -0.30% (M)	TBD	(7,300)	(36)	(1)
Zoom Video Communications, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(2,494)	(180)	12
						188

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/BlackRock Global Allocation Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
EQUITY
SPDR Bloomberg High Yield Bond ETF (M)	SOFR -0.20% (M)	BCL	03/17/23	1,469	—	(30)
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -0.40% (Q)	BNP	03/17/23	1,818	—	(26)
SPDR Bloomberg High Yield Bond ETF (Q)	SOFR -0.20% (Q)	BNP	03/17/23	6,546	—	(132)
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -0.40% (Q)	GSC	03/17/23	6,050	—	(119)
SPDR Bloomberg High Yield Bond ETF (Q)	SOFR +0.15% (Q)	GSC	03/17/23	2,540	—	(54)
SPDR Bloomberg High Yield Bond ETF (Q)	SOFR -0.20% (Q)	GSC	03/17/23	580	—	(12)
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -0.40% (Q)	JPM	03/17/23	6,520	—	(122)
					—	(495)
Total return swap agreements - paying return
EQUITY
Pitney Bowes Inc. (Q)	SOFR -0.25% (Q)	CIT	06/13/23	(13)	—	—
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -3.00% (Q)	GSC	03/08/23	(193)	—	(3)
					—	(3)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/BlackRock Global Allocation Fund
Assets - Securities
Common Stocks	1,025,906	434,021	2,368	1,462,295
Government And Agency Obligations	—	352,758	—	352,758
Corporate Bonds And Notes	—	298,091	1,544	299,635
Non-U.S. Government Agency Asset-Backed Securities	—	120,876	—	120,876
Investment Companies	52,040	—	—	52,040
Senior Floating Rate Instruments	—	36,454	1,681	38,135
Preferred Stocks	26,026	—	—	26,026
Warrants	61	—	1	62
Short Term Investments	449,585	207,377	—	656,962
	1,553,618	1,449,577	5,594	3,008,789
Liabilities - Securities
Common Stocks
Consumer Staples	(1,234)	(1,926)	—	(3,160)
	(1,234)	(1,926)	—	(3,160)
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	5,861	—	—	5,861
Centrally Cleared Interest Rate Swap Agreements	—	33,378	—	33,378
Centrally Cleared Credit Default Swap Agreements	—	654	—	654
Exchange Traded Purchased Options	5,426	—	—	5,426
OTC Purchased Options	—	9,616	—	9,616
Open Forward Foreign Currency Contracts	—	15,213	—	15,213
OTC Contracts for Difference	—	604	—	604
	11,287	59,465	—	70,752
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(10,752)	—	—	(10,752)
Centrally Cleared Interest Rate Swap Agreements	—	(27,206)	—	(27,206)
Centrally Cleared Credit Default Swap Agreements	—	(2,083)	—	(2,083)
Exchange Traded Written Options	(5,154)	—	—	(5,154)
OTC Written Options	—	(22,810)	—	(22,810)
Open Forward Foreign Currency Contracts	—	(14,052)	—	(14,052)
OTC Interest Rate Swap Agreements	—	(1,670)	—	(1,670)
OTC Credit Default Swap Agreements	—	(286)	—	(286)
OTC Contracts for Difference	—	(416)	—	(416)
OTC Total Return Swap Agreements	—	(498)	—	(498)
	(15,906)	(69,021)	—	(84,927)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/BlackRock Global Natural Resources Fund
COMMON STOCKS 97.2%
United States of America 35.8%
AGCO Corporation	276	38,333
Albemarle Corporation	38	8,296
Alcoa Corporation	358	16,263
Archer-Daniels-Midland Company	438	40,697
Bunge Limited	338	33,723
CF Industries Holdings, Inc.	519	44,184
Chevron Corporation	173	31,069
ConocoPhillips	317	37,366
Darling Ingredients Inc. (a)	251	15,716
Deere & Company	118	50,468
EOG Resources, Inc.	169	21,878
Exxon Mobil Corporation	756	83,392
FMC Corporation	274	34,158
Freeport-McMoRan Inc.	1,170	44,464
Hess Corporation	97	13,825
Kinder Morgan, Inc.	1,320	23,859
Newmont Corporation	445	20,984
Packaging Corporation of America	113	14,479
		573,154
Canada 17.5%
Canadian Natural Resources Limited	621	34,463
Cenovus Energy Inc.	949	18,412
Equinox Gold Corp. (a)	30	99
First Quantum Minerals Ltd	1,074	22,450
Franco-Nevada Corporation	106	14,516
Marathon Gold Corporation (a) (b)	166	130
Nutrien Ltd. (b)	853	62,269
Pure Gold Mining Inc. (a)	427	5
Stelco Holdings Inc.	651	21,309
Teck Resources Limited - Class B	1,526	57,725
Wheaton Precious Metals Corp.	1,233	48,190
		279,568
Netherlands 8.0%
Koninklijke DSM N.V.	128	15,675
Shell PLC - Class A	3,951	111,638
		127,313
Switzerland 7.7%
Glencore PLC	18,314	123,600
United Kingdom 5.3%
Anglo American PLC	596	23,234
BP P.L.C.	10,842	62,260
		85,494
France 5.2%
TotalEnergies SE (b)	1,323	83,189
Brazil 4.4%
Vale S.A. - ADR	4,150	70,422
Australia 3.5%
BHP Group Limited	1,818	56,286
Woodside Energy Group Ltd	1	37
		56,323
Finland 2.2%
UPM-Kymmene Oyj	941	35,258
Norway 2.1%
Norsk Hydro ASA	4,530	34,064
Italy 1.5%
Eni S.p.A.	1,720	24,519
Ireland 1.5%
Kerry Group Public Limited Company - Class A	266	24,021
Luxembourg 1.1%
ArcelorMittal - ADR	687	18,026
Portugal 0.8%
Galp Energia, SGPS, S.A.	976	13,219
Chile 0.6%
Sociedad Quimica Y Minera De Chile S.A. - Series B - ADR	110	8,783
Russian Federation 0.0%
Public Joint Stock Company Gazprom (a) (c) (d)	5,692	—
Public Joint Stock Company Polyus (a) (c) (d)	106	—
Total Common Stocks (cost $1,511,124)		1,556,953
SHORT TERM INVESTMENTS 2.8%
Investment Companies 2.8%
JNL Government Money Market Fund - Institutional Class, 3.89% (e) (f)	44,981	44,981
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (e) (f)	44	44
Total Short Term Investments (cost $45,025)		45,025
Total Investments 100.0% (cost $1,556,149)		1,601,978
Other Assets and Liabilities, Net (0.0)%		(165)
Total Net Assets 100.0%		1,601,813

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/BlackRock Global Natural Resources Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Public Joint Stock Company Gazprom	08/27/21	25,117	—	—
Public Joint Stock Company Polyus	03/10/20	15,311	—	—
		40,428	—	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/BlackRock Global Natural Resources Fund
Assets - Securities
Common Stocks
United States of America	573,154	—	—	573,154
Canada	279,568	—	—	279,568
Netherlands	—	127,313	—	127,313
Switzerland	—	123,600	—	123,600
United Kingdom	—	85,494	—	85,494
France	—	83,189	—	83,189
Brazil	70,422	—	—	70,422
Australia	—	56,323	—	56,323
Finland	—	35,258	—	35,258
Norway	—	34,064	—	34,064
Italy	—	24,519	—	24,519
Ireland	—	24,021	—	24,021
Luxembourg	18,026	—	—	18,026
Portugal	—	13,219	—	13,219
Chile	8,783	—	—	8,783
Short Term Investments	45,025	—	—	45,025
	994,978	607,000	—	1,601,978

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/BlackRock Large Cap Select Growth Fund
COMMON STOCKS 99.5%
Information Technology 44.6%
Advanced Micro Devices, Inc. (a)	924	59,879
Adyen B.V. (a) (b)	9	12,507
Apple Inc.	2,068	268,743
ASML Holding N.V. - ADR	197	107,498
Bill.Com Holdings Inc. (a) (c)	205	22,360
Cadence Design Systems, Inc. (a)	372	59,833
Intuit Inc.	352	137,129
KLA Corporation	172	64,799
Marvell Technology, Inc.	693	25,657
MasterCard Incorporated - Class A	257	89,450
Microsoft Corporation	1,180	282,884
MongoDB, Inc. - Class A (a)	32	6,233
NVIDIA Corporation	389	56,810
ServiceNow, Inc. (a)	182	70,609
Visa Inc. - Class A	791	164,244
		1,428,635
Health Care 18.0%
AstraZeneca PLC - ADR	896	60,736
Boston Scientific Corporation (a)	1,093	50,578
Danaher Corporation	282	74,869
IDEXX Laboratories, Inc. (a)	131	53,651
Intuitive Surgical, Inc. (a)	285	75,634
Lonza Group AG	85	41,586
Thermo Fisher Scientific Inc.	87	47,786
UnitedHealth Group Incorporated	225	119,281
Zoetis Inc. - Class A	368	53,867
		577,988
Consumer Discretionary 17.0%
Amazon.com, Inc. (a)	2,338	196,362
Chipotle Mexican Grill, Inc. (a)	31	43,176
Evolution AB (publ) (b)	604	59,086
LVMH Moet Hennessy Louis Vuitton	113	82,841
NIKE, Inc. - Class B	702	82,115
Ross Stores, Inc.	176	20,426
Tesla Inc. (a)	488	60,169
		544,175
Communication Services 6.2%
Alphabet Inc. - Class A (a)	1,732	152,781
Match Group, Inc. (a)	1,149	47,668
		200,449
Financials 5.3%
Blackstone Inc. - Class A	525	38,941
MSCI Inc. - Class A	79	36,698
S&P Global Inc.	285	95,462
		171,101
Industrials 4.7%
Cintas Corporation	82	37,165
TransDigm Group Incorporated	138	86,678
Waste Connections, Inc.	202	26,823
		150,666
Energy 1.7%
Cheniere Energy, Inc.	286	42,881
EQT Corporation	342	11,568
		54,449
Materials 1.4%
The Sherwin-Williams Company	188	44,626
Real Estate 0.6%
ProLogis Inc.	167	18,844
Total Common Stocks (cost $3,033,662)		3,190,933
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	17,205	17,205
Total Short Term Investments (cost $17,205)		17,205
Total Investments 100.1% (cost $3,050,867)		3,208,138
Other Assets and Liabilities, Net (0.1)%		(2,248)
Total Net Assets 100.0%		3,205,890

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/BlackRock Large Cap Select Growth Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen B.V.	08/09/22	15,804	12,507	0.4
Evolution AB (publ)	10/01/21	80,440	59,086	1.8
		96,244	71,593	2.2

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/BlackRock Large Cap Select Growth Fund
Assets - Securities
Common Stocks	2,994,913	196,020	—	3,190,933
Short Term Investments	17,205	—	—	17,205
	3,012,118	196,020	—	3,208,138

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Causeway International Value Select Fund
COMMON STOCKS 95.9%
United Kingdom 23.4%
AstraZeneca PLC	249	33,918
Barclays PLC	17,297	33,161
BP P.L.C.	2,489	14,295
British American Tobacco P.L.C.	316	12,543
Compass Group PLC	1,245	29,083
GSK PLC	829	14,445
Reckitt Benckiser Group PLC	621	43,225
Relx PLC	596	16,533
Relx PLC	558	15,440
Rio Tinto PLC	245	17,255
Rolls-Royce PLC (a)	50,261	56,942
Unilever PLC	626	31,746
		318,586
France 17.7%
Alstom (b)	1,340	32,891
AXA	1,063	29,681
BNP Paribas	215	12,286
Carrefour	867	14,532
Danone	706	37,297
L'air Liquide Societe Anonyme Pour L'etude Et L'exploitation Des Procedes Georges Claude	194	27,541
Pernod Ricard	82	16,130
Sanofi	301	29,043
TotalEnergies SE	247	15,535
Valeo	342	6,110
VINCI	201	20,123
		241,169
Japan 8.5%
FANUC Corporation	263	39,519
Murata Manufacturing Co., Ltd.	405	20,119
Sumitomo Mitsui Financial Group, Inc.	548	22,009
Takeda Pharmaceutical Co Ltd	853	26,643
Tokyo Electron Limited	27	7,979
		116,269
Germany 8.3%
Bayer Aktiengesellschaft - Class N	340	17,684
Deutsche Telekom AG - Class N	1,453	29,037
RWE Aktiengesellschaft	516	23,048
SAP SE	403	41,758
Siemens Aktiengesellschaft - Class N	10	1,457
		112,984
Spain 7.6%
AENA, S.M.E., S.A. (a) (c)	183	23,086
Amadeus IT Group, S.A. (a) (c)	745	38,780
CaixaBank, S.A.	772	3,042
Iberdrola, Sociedad Anonima	1,346	15,747
Industria de Diseno Textil, S.A.	847	22,627
		103,282
Italy 7.0%
Enel S.p.A	8,047	43,410
UniCredit S.p.A.	3,659	52,178
		95,588
Netherlands 5.3%
Akzo Nobel N.V.	435	29,182
ING Groep N.V.	1,884	23,002
Koninklijke Philips N.V.	1,343	20,163
		72,347
South Korea 4.1%
Samsung Electronics Co Ltd	879	38,538
SK Hynix Inc.	293	17,444
		55,982
Switzerland 4.1%
Compagnie Financiere Richemont SA	80	10,442
Novartis AG - Class N	332	30,054
Zurich Insurance Group AG - Class N	32	15,386
		55,882
Canada 2.9%
Alimentation Couche-Tard Inc.	333	14,637
Canadian National Railway Company	205	24,301
		38,938
Ireland 1.9%
Ryanair Holdings Public Limited Company - ADR (a)	352	26,285
Macau 1.4%
Sands China Ltd. (a)	5,578	18,378
Belgium 1.2%
Anheuser-Busch InBev	275	16,539
Sweden 1.1%
Swedbank AB - Class A	847	14,422
China 0.9%
Beijing Capital International Airport Co., Ltd. - Class H (a)	11,398	8,345
Tencent Holdings Limited	99	4,224
		12,569
Luxembourg 0.4%
ArcelorMittal	188	4,946
Brazil 0.1%
Banco Bradesco S.A. - ADR	522	1,504
Total Common Stocks (cost $1,341,494)		1,305,670
PREFERRED STOCKS 2.6%
Switzerland 2.6%
Roche Holding AG	114	35,840
Total Preferred Stocks (cost $39,471)		35,840
SHORT TERM INVESTMENTS 0.2%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	2,114	2,114
Total Short Term Investments (cost $2,114)		2,114
Total Investments 98.7% (cost $1,383,079)		1,343,624
Other Derivative Instruments (0.0)%		(24)
Other Assets and Liabilities, Net 1.3%		17,962
Total Net Assets 100.0%		1,361,562

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Causeway International Value Select Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
AENA, S.M.E., S.A.	04/30/20	26,462	23,086	1.7
Amadeus IT Group, S.A.	05/08/20	46,040	38,780	2.8
		72,502	61,866	4.5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Causeway International Value Select Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/CHF	CIT	01/03/23	CHF	(2,136)	(2,310)	4
USD/EUR	BNY	01/03/23	EUR	(7,613)	(8,150)	(20)
USD/GBP	UBS	01/03/23	GBP	(3,595)	(4,345)	(10)
USD/HKD	BNY	01/03/23	HKD	(16,174)	(2,072)	3
USD/SEK	CIT	01/03/23	SEK	(17,717)	(1,698)	(1)
					(18,575)	(24)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Causeway International Value Select Fund
Assets - Securities
Common Stocks	66,727	1,238,943	—	1,305,670
Preferred Stocks	35,840	—	—	35,840
Short Term Investments	2,114	—	—	2,114
	104,681	1,238,943	—	1,343,624
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	7	—	7
	—	7	—	7
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(31)	—	(31)
	—	(31)	—	(31)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/ClearBridge Large Cap Growth Fund
COMMON STOCKS 97.8%
Information Technology 35.6%
Adobe Inc. (a)	65	21,845
Apple Inc.	400	51,934
ASML Holding N.V. - ADR	48	26,369
Atlassian Corporation - Class A (a)	97	12,509
Intel Corporation	406	10,728
Microsoft Corporation	401	96,088
NVIDIA Corporation	295	43,043
Palo Alto Networks, Inc. (a)	204	28,477
PayPal Holdings, Inc. (a)	353	25,166
Salesforce, Inc. (a)	177	23,433
Splunk Inc. (a)	208	17,907
Unity Software Inc. (a)	150	4,280
Visa Inc. - Class A	350	72,785
Workday, Inc. - Class A (a)	101	16,862
		451,426
Health Care 19.6%
Alcon AG	430	29,461
DexCom, Inc. (a)	253	28,604
Intuitive Surgical, Inc. (a)	112	29,693
Stryker Corporation	110	26,992
Thermo Fisher Scientific Inc.	71	38,964
UnitedHealth Group Incorporated	110	58,500
Zoetis Inc. - Class A	249	36,550
		248,764
Industrials 12.3%
Eaton Corporation Public Limited Company	207	32,478
Raytheon Technologies Corporation	359	36,223
Uber Technologies, Inc. (a)	715	17,692
United Parcel Service, Inc. - Class B	193	33,521
W. W. Grainger, Inc.	64	35,737
		155,651
Consumer Discretionary 11.9%
Advance Auto Parts, Inc.	117	17,211
Amazon.com, Inc. (a)	823	69,152
Aptiv PLC (a)	197	18,381
NIKE, Inc. - Class B	288	33,746
Tesla Inc. (a)	41	5,100
Tractor Supply Company	33	7,422
		151,012
Communication Services 5.7%
Meta Platforms, Inc. - Class A (a)	210	25,305
Netflix, Inc. (a)	133	39,131
Sea Limited - Class A - ADR (a)	163	8,482
		72,918
Consumer Staples 4.7%
Monster Beverage 1990 Corporation (a)	367	37,216
The Estee Lauder Companies Inc. - Class A	91	22,528
		59,744
Financials 4.4%
Marsh & Mclennan Companies, Inc.	117	19,295
S&P Global Inc.	109	36,561
		55,856
Real Estate 1.9%
Equinix, Inc.	36	23,485
Materials 1.7%
The Sherwin-Williams Company	89	21,122
Total Common Stocks (cost $1,168,919)		1,239,978
SHORT TERM INVESTMENTS 2.2%
Investment Companies 2.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (c)	28,519	28,519
Total Short Term Investments (cost $28,519)		28,519
Total Investments 100.0% (cost $1,197,438)		1,268,497
Other Assets and Liabilities, Net (0.0)%		(370)
Total Net Assets 100.0%		1,268,127

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/ClearBridge Large Cap Growth Fund
Assets - Securities
Common Stocks	1,239,978	—	—	1,239,978
Short Term Investments	28,519	—	—	28,519
	1,268,497	—	—	1,268,497

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/DFA International Core Equity Fund
COMMON STOCKS 98.2%
Japan 21.5%
Advantest Corporation	3	180
Aeon Co., Ltd.	6	120
Aeon Delight Co., Ltd.	—	7
AEON MALL Co., Ltd.	6	71
AGC Inc. (a)	11	358
Ai Holdings Corporation (a)	1	9
AICA Kogyo Co., Ltd.	15	354
Ajinomoto Co., Inc.	6	177
Alps Alpine Co., Ltd.	66	595
Anritsu Corporation	28	276
Asahi Group Holdings, Ltd. (a)	5	158
Asahi Intecc Co., Ltd.	4	65
Asahi Kasei Corporation	42	301
Bandai Namco Holdings Inc.	1	57
Bridgestone Corporation (a)	7	241
Canon Inc. (a)	4	88
Central Japan Railway Company	1	74
Chubu Electric Power Co., Inc.	6	61
Chugai Pharmaceutical Co., Ltd.	4	107
Concordia Financial Group, Ltd.	150	627
Cosmo Energy Holdings Co., Ltd.	4	104
CyberAgent, Inc.	7	62
Daicel Corporation.	60	437
Dai-ichi Life Holdings, Inc.	5	106
Daiichi Sankyo Company, Ltd	2	55
Daikin Industries, Ltd.	1	182
Daito Trust Construction Co., Ltd.	1	102
Daiwa House Industry Co., Ltd	7	168
Daiwa Securities Group Inc.	26	115
DENSO Corporation	2	83
DIP Corporation	9	246
DISCO Corporation	1	143
DMG Mori Co., Ltd. (a)	59	778
East Japan Railway Company	1	51
eGuarantee, Inc.	1	11
Eisai Co., Ltd.	1	53
Electric Power Development Co., Ltd. - Class D	4	70
ENEOS Holdings, Inc.	163	556
erex Co., Ltd.	1	15
Ezaki Glico Co., Ltd.	15	418
FANUC Corporation	—	45
Fast Retailing Co., Ltd.	—	244
FUJIFILM Holdings Corporation	2	95
Fujikura Ltd.	46	345
Fujitsu Limited	1	185
Hamamatsu Photonics K.K.	1	24
Hankyu Hanshin Holdings, Inc.	3	101
Harmonic Drive Systems Inc. (a)	1	20
HASEKO Corporation	60	671
Hikari Tsushin,Inc.	—	14
Hitachi, Ltd.	10	523
Honda Motor Co., Ltd. - ADR	1	17
Honda Motor Co., Ltd.	13	292
HORIBA, Ltd. (a)	12	538
Hoya Corporation	2	202
IBIDEN Co., Ltd.	6	207
Idemitsu Kosan Co., Ltd.	14	330
IHI Corporation	8	228
INFRONEER Holdings Inc.	74	563
Inpex Corporation	23	242
ITOCHU Corporation	14	456
Japan Airport Terminal Co., Ltd. (b)	1	49
Japan Aviation Electronics Industry, Ltd.	1	11
Japan Exchange Group, Inc.	8	109
Japan Petroleum Exploration Co., Ltd.	2	53
Japan Post Holdings Co., Ltd.	12	98
Japan Tobacco Inc. (a)	14	273
JEOL Ltd.	8	224
JGC Holdings Corporation	58	737
JSR Corporation	1	16
Kaleidoscape, Y.K.	14	296
Kanematsu Electronics Ltd.	—	10
Kao Corporation	3	104
KDDI Corporation	14	426
Keyence Corporation	1	233
Kikkoman Corporation	2	121
Kirin Holdings Company, Ltd (a)	3	40
Kobe Steel, Ltd.	4	21
Komatsu Ltd.	10	206
Konami Holdings Corporation	2	73
Konica Minolta, Inc.	183	726
Kose Corporation	—	22
Kubota Corporation	4	55
KYOCERA Corporation	2	89
Kyowa Kirin Co., Ltd.	1	14
Kyushu Electric Power Co., Inc.	8	47
Lasertec Co., Ltd.	1	195
LIXIL Corporation	7	111
M3, Inc.	3	68
Mabuchi Motor Co., Ltd. (a)	20	562
MANI, Inc.	2	34
Marubeni Corporation	18	205
Marui Group Co.Ltd.	16	259
Matsuki Yokokokara & Company Co., Ltd.	1	30
Mazda Motor Corporation	8	64
Meiji Holdings Co., Ltd.	5	246
Mercari, Inc. (b)	1	25
Minebeamitsumi Inc.	7	108
MIRAIT Holdings Corporation	70	809
MISUMI Group Inc.	4	92
Mitsubishi Chemical Group Corporation	63	328
Mitsubishi Corporation	8	254
Mitsubishi Electric Corporation	9	89
Mitsubishi Estate Co., Ltd.	5	68
Mitsubishi Heavy Industries, Ltd.	4	151
Mitsubishi UFJ Financial Group Inc	68	461
Mitsui & Co., Ltd.	8	242
Mitsui Fudosan Co., Ltd.	6	102
Mitsui O.S.K. Lines, Ltd. (a)	7	180
Mizuho Bank, Ltd. (a)	7	210
Mizuho Financial Group, Inc.	14	194
MonotaRO Co., Ltd.	4	52
MS&AD Insurance Group Holdings, Inc.	3	93
Murata Manufacturing Co., Ltd.	5	243
Nagase & Co., Ltd.	48	720
Nagoya Railroad Co., Ltd.	10	167
Nec Corporation	4	154
Net One Systems Co., Ltd.	18	477
NEXON Co., Ltd.	1	23
Nidec Corporation	2	88
Nihon M&A Center Holdings Inc.	25	309
Nintendo Co., Ltd.	7	293
Nippon Express Co., Ltd.	3	166
Nippon Gas Co., Ltd.	26	413
Nippon Paint Holdings Co., Ltd.	2	13
Nippon Steel Corporation	14	240
Nippon Telegraph and Telephone Corporation	5	148
Nippon Yusen Kabushiki Kaisha (a)	18	419
Nissan Motor Co., Ltd. (a)	19	60
Nissan Shatai Co., Ltd	3	16
Nissin Chemical Corporation	2	78
Nitori Holdings Co., Ltd.	2	195
Nitto Denko Corporation	4	225
Nomura Holdings, Inc.	45	168
Nomura Holdings, Inc. - ADR (a)	4	14
Nomura Research Institute Ltd	2	50
NTT DATA Corporation	6	89
OBIC Co., Ltd.	—	44
Ohsho Food Service Corporation	—	18
Olympus Corporation	6	101
OMRON Corporation	1	53
Ono Pharmaceutical Co., Ltd.	5	110
Oriental Land Co., Ltd.	—	29
ORIX Corporation	16	259
Osaka Gas Co., Ltd.	3	48
Otsuka Corporation (a)	2	57

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Otsuka Holdings Co., Ltd.	2	50
Pan Pacific International Holdings Corporation	6	119
Panasonic Holdings Corporation	31	262
Penta-Ocean Construction Co., Ltd.	53	246
Pigeon Corporation (a)	15	243
Rakuten Group, Inc. (a)	8	34
Recruit Holdings Co., Ltd.	8	256
Renesas Electronics Corporation (b)	11	94
Resona Holdings, Inc.	39	217
Ricoh Company, Ltd.	10	73
Ricoh Leasing Company, Ltd.	1	14
ROHM Co., Ltd.	1	93
Ryohin Keikaku Co., Ltd.	76	895
Samty Co., Ltd.	4	71
Sankyu Inc.	14	497
Santen Pharmaceutical Co., Ltd.	43	354
Sawai Group Holdings Co., Ltd	16	513
SBI Holdings, Inc.	4	67
Secom Co., Ltd.	2	91
Seiko Epson Corporation.	11	157
Sekisui Chemical Co., Ltd.	17	232
Sekisui House, Ltd.	9	157
Seven & I Holdings Co., Ltd.	6	275
SG Holdings Co., Ltd.	6	82
SHIFT, Inc. (b)	—	18
Shikoku Electric Power Company, Incorporated	15	86
Shimadzu Corporation	3	91
Shimano Inc.	1	94
Shin-Etsu Chemical Co., Ltd.	3	330
Shionogi & Co., Ltd.	—	10
Ship Healthcare Holdings, Inc.	21	426
Shiseido Company, Limited (a)	1	68
Shizuoka Financial Group, Inc.	27	219
Showa Denko K.K. (a)	29	446
SMC Corporation	—	84
Softbank Corp.	17	188
SoftBank Group Corp	15	629
Sojitz Corporation	19	372
Sompo Holdings, Inc.	5	209
Sony Group Corporation	10	786
Subaru Corporation.	20	302
SUMCO Corporation (a)	15	196
Sumitomo Chemical Company, Limited	46	166
Sumitomo Corporation	6	92
Sumitomo Electric Industries, Ltd.	13	145
Sumitomo Metal Mining Co., Ltd.	9	325
Sumitomo Mitsui Banking Corporation	15	297
Sumitomo Mitsui Financial Group, Inc. - ADR (a)	3	24
Sumitomo Mitsui Financial Group, Inc.	7	277
Sumitomo Mitsui Trust Bank, Limited	6	220
Sumitomo Realty & Development Co., Ltd.	4	99
Suzuki Motor Corporation	3	80
Sysmex Corporation	3	170
T&D Holdings, lnc.	9	128
Taisei Corporation	3	97
Taiyo Yuden Co, Ltd	9	271
Takashimaya Company, Limited (a)	42	590
Takeda Pharmaceutical Co Ltd	12	365
TBS Holdings, Inc.	2	17
TDK Corporation	14	452
TechnoPro Holdings, Inc.	23	602
Terumo Corporation	2	68
The Hachijuni Bank, Ltd.	113	469
TIS Inc.	4	103
TKC Corporation	—	11
Toei Animation Co., Ltd.	—	10
Tokio Marine Holdings, Inc.	7	154
Tokyo Electric Power Company Holdings, Inc. (b)	20	72
Tokyo Electron Limited	1	265
Tokyo Gas Co., Ltd.	4	81
Tokyu Corporation	5	60
Tokyu Fudosan Holdings Corporation	102	482
Toray Industries, Inc.	24	136
Toshiba Corporation	2	73
TOTO Ltd.	2	81
Towa Pharmaceutical Co., Ltd.	11	184
Toyota Industries Corporation	1	54
Toyota Motor Corporation	67	913
Toyota Tsusho Corporation	7	268
Trend Micro Incorporated	2	89
Tsumura & Co.	14	307
UBE Corporation	28	409
Unicharm Corporation	1	54
USEN-NEXT HOLDINGS Co., Ltd. (a)	1	11
West Japan Railway Company	2	83
Yakult Honsha Co., Ltd.	1	59
Yamaha Corporation	1	41
Yamaha Motor Co., Ltd. (a)	10	222
Yaskawa Electric Corporation	4	140
Yokogawa Electric Corporation	1	21
Z Holdings Corporation	8	21
		46,799
United Kingdom 12.1%
3i Group plc	37	605
Anglo American PLC	19	734
Ashtead Group Public Limited Company	5	302
Associated British Foods PLC	5	104
AstraZeneca PLC - ADR	6	405
Aviva PLC	41	221
Babcock International Group PLC (b)	73	251
BAE Systems PLC	35	361
Barclays PLC	155	298
Barclays PLC - ADR	6	44
Barratt Developments P L C	127	615
Beazley Ireland Holdings PLC	46	379
BP P.L.C. - ADR	8	283
BP P.L.C.	181	1,038
British American Tobacco P.L.C.	14	538
Britvic PLC	56	532
BT Group PLC	186	253
Bunzl Public Limited Company	4	129
Centrica PLC	363	424
Close Brothers Group PLC	57	712
Compass Group PLC	11	256
Croda International Public Limited Company	2	192
DCC Public Limited Company	2	76
Dechra Pharmaceuticals PLC	1	35
Diageo PLC - ADR	1	222
Diageo PLC	8	361
Diploma PLC	2	77
Domino's Pizza Group PLC	31	110
Endeavour Mining Corporation	12	247
Entain PLC	1	24
Experian PLC	10	330
Ferguson PLC	3	354
Fevertree Drinks PLC	1	14
Fiat Chrysler Automobiles N.V.	35	498
Games Workshop Group PLC	13	1,388
GSK PLC	25	440
GSK PLC - ADR	1	28
Haleon PLC (b)	32	124
Haleon PLC - ADR (a) (b)	1	8
Halma Public Limited Company	1	24
Harbour Energy PLC	22	82
Hays PLC	299	421
Hiscox Ltd.	27	354
Howden Joinery Group PLC	38	263
HSBC Holdings PLC - ADR (a)	8	253
HSBC Holdings PLC	75	465
Imperial Brands PLC	23	574
Informa Jersey Limited	24	177
ITV PLC	459	421
Jet2 PLC	4	43
Johnson Matthey PLC	13	334
Kainos Group PLC	1	22
Legal & General Group PLC	71	217
Lloyds Banking Group PLC - ADR	17	36
Lloyds Banking Group PLC	627	345
London Stock Exchange Group PLC	1	106

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Marks and Spencer Group P.L.C. (b)	20	30
Mondi plc	21	363
National Grid PLC	4	46
National Grid PLC - ADR (a)	2	111
NatWest Group PLC	56	181
NatWest Group PLC - ADR (a) (b)	3	22
Next PLC	4	269
Ocado Group PLC (b)	1	8
Pearson PLC	34	385
Playtech PLC (b)	5	30
QinetiQ Group PLC	75	326
Reckitt Benckiser Group PLC	4	295
Relx PLC	6	175
Relx PLC - ADR (a)	5	144
Rentokil Initial PLC	30	184
Rightmove PLC	69	431
Rio Tinto PLC - ADR (a)	2	147
Rio Tinto PLC	14	989
Rolls-Royce PLC (b)	112	127
Rotork P.L.C.	93	346
RS Group PLC	34	373
Severn Trent PLC	3	81
Smiths Group PLC	18	356
SSE PLC	31	654
SSP Group PLC (b)	67	187
Standard Chartered PLC	37	281
Stolt-Nielsen M.S. Ltd.	1	24
Tate & Lyle Public Limited Company	18	152
Tesco PLC	103	279
Unilever PLC	8	400
Unilever PLC - ADR	8	424
United Utilities PLC	5	63
Vistry Group PLC	100	755
Vodafone Group Public Limited Company	438	447
Weir Group PLC(The)	2	33
WPP 2012 Limited - ADR (a)	1	40
		26,307
Canada 10.8%
Agnico Eagle Mines Limited	9	465
Algonquin Power & Utilities Corp. (a)	8	49
Alimentation Couche-Tard Inc.	4	189
Altus Group Limited	1	28
ATS Corporation (b)	6	177
Bank of Montreal	10	919
Barrick Gold Corporation	11	187
BCE Inc.	5	241
BlackBerry Limited (b)	4	12
Bombardier Inc. - Class B (b)	2	82
Boralex Inc. - Class A	7	198
Brookfield Asset Management Ltd. - Class A (b)	—	13
Brookfield Asset Management Reinsurance Partners Ltd. - Class A	—	—
Brookfield Corporation - Class A	2	56
Brookfield Infrastructure Corporation - Class A (a)	—	3
BRP Inc.	1	107
CAE Inc. (b)	4	72
Cameco Corporation	2	39
Canadian Imperial Bank of Commerce	7	303
Canadian National Railway Company	3	297
Canadian Natural Resources Limited	14	780
Canadian Pacific Railway Limited	2	149
Canadian Tire Corporation, Limited - Class A	3	284
Canadian Utilities Limited - Class A	1	30
Capital Power Corporation	3	109
Cenovus Energy Inc.	20	389
CGI Inc. - Class A (b)	3	300
CGI Inc. - Class A (a) (b)	—	33
Colliers International Group Inc.	—	9
Constellation Software Inc.	—	312
Crescent Point Energy Corp.	88	631
Dollarama Inc.	3	187
Element Fleet Management Corp.	59	807
Emera Incorporated	1	38
Enbridge Inc.	8	301
Enerplus Corporation	58	1,015
Finning International Inc.	23	574
First Quantum Minerals Ltd	14	293
Fortis Inc. (a)	1	43
Fortis Inc.	4	141
Franco-Nevada Corporation	1	82
Freehold Royalties Ltd. (a)	8	98
Groupe WSP Global Inc.	1	105
iA Societe Financiere Inc.	5	304
Imperial Oil Limited	4	201
Intact Financial Corporation	2	245
Keyera Corp.	7	143
Kinross Gold Corporation	60	244
Lightspeed Commerce Inc. (b)	—	4
Linamar Corporation	5	248
Loblaw Companies Limited	3	265
Magna International Inc.	5	286
Manulife Financial Corporation	10	180
Methanex Corporation	21	801
National Bank of Canada	12	811
Northland Power Inc.	16	443
Nutrien Ltd.	8	600
ONEX Corporation	12	568
Open Text Corporation	10	299
Pan American Silver Corp.	11	181
Pembina Pipeline Corporation (a)	3	98
Prairiesky Royalty Ltd. (a)	15	240
Premium Brands Holdings Corporation	1	36
Restaurant Brands International Limited Partnership (a)	5	330
Rogers Communications Inc. - Class B	6	266
Royal Bank of Canada (a)	—	35
Royal Bank of Canada	14	1,359
Shaw Communications Inc. - Class B	3	73
Shopify Inc. - Class A (b)	—	13
Stantec Inc.	7	321
Stella-Jones Inc.	8	299
Sun Life Financial Inc.	5	251
Suncor Energy Inc.	25	778
TC Energy Corporation	2	80
Teck Resources Limited - Class B	13	479
The Bank of Nova Scotia	10	475
The Descartes Systems Group Inc. (b)	—	21
The Toronto-Dominion Bank (a)	3	203
The Toronto-Dominion Bank	9	589
Thomson Reuters Corporation	—	34
TMX Group Limited	2	170
Tourmaline Oil Corp	4	194
Tricon Residential Inc.	13	104
Waste Connections, Inc.	1	93
West Fraser Timber Co. Ltd.	5	340
Wheaton Precious Metals Corp.	1	56
Yamana Gold Inc.	130	721
		23,628
France 8.1%
Accor (b)	3	69
Aeroports de Paris (b)	—	24
ALD (a) (c)	4	47
Alten	1	103
Arkema	4	330
AXA	10	288
BNP Paribas	7	385
Bouygues	9	269
Bureau Veritas	9	236
Capgemini	1	215
Compagnie De Saint-Gobain	14	668
Compagnie Generale des Etablissements Michelin	24	674
Credit Agricole SA	15	158
Danone	2	123
Dassault Aviation	—	41
Dassault Systemes	1	45
EDENRED	4	233
Eiffage	3	328
Electricite de France	2	25
Elis Services	26	381
Engie	25	355

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
EssilorLuxottica	1	189
EUROAPI (b)	—	3
Euronext N.V. (d)	4	286
Faurecia (b)	4	56
Gaztransport Et Technigaz	1	116
Getlink S.E.	3	49
Hermes International	—	314
Ipsos	4	230
Kering	1	316
La Francaise Des Jeux (c)	2	95
L'air Liquide Societe Anonyme Pour L'etude Et L'exploitation Des Procedes Georges Claude	3	458
Legrand	4	355
L'Oreal	1	273
LVMH Moet Hennessy Louis Vuitton	2	1,388
Orange	92	913
Pernod Ricard	1	199
Remy Cointreau	—	81
Renault (b)	8	267
Rexel	17	336
Rubis	2	57
Safran	1	123
Sanofi	4	391
Sartorius Stedim Biotech	—	49
Schneider Electric SE	2	237
Societe d'exploitation Hoteliere	5	449
Societe Generale	13	334
Spie SA	23	596
Teleperformance SE	1	197
Tikehau Capital	5	129
TotalEnergies SE (a)	38	2,397
Ubisoft Entertainment (b)	5	148
Valeo	15	268
Veolia Environnement-VE	5	140
Verallia	4	131
VINCI	6	645
Vivendi SE	9	82
Worldline (b) (d)	7	271
		17,565
Switzerland 7.8%
ABB Ltd - Class N	26	798
Accelleron Industries AG (b)	1	27
Adecco Group AG - Class N	13	426
Alcon AG	6	426
Alcon AG	5	365
BELIMO Holding AG - Class N	—	187
Chocoladefabriken Lindt & Sprungli AG - Class N	—	103
Clariant AG - Class N	44	707
Compagnie Financiere Richemont SA	3	347
Credit Suisse Group AG - ADR	9	29
Credit Suisse Group AG - Class N	42	125
Datwyler Holding AG	1	243
Dufry AG - Class N (b)	9	369
EMS-Chemie Holding AG	—	273
Geberit AG - Class N	1	378
Georg Fischer AG - Class N	8	470
Givaudan SA - Class N	—	150
Glencore PLC	147	992
Interroll Holding AG - Class N	—	59
Julius Bar Gruppe AG - Class N	15	859
Logitech International S.A. - Class N (a)	—	24
Logitech International S.A. - Class N	6	345
Lonza Group AG	1	305
Nestle S.A. - Class N	18	2,107
Novartis AG - ADR	1	71
Novartis AG - Class N	21	1,918
Partners Group Holding AG	—	442
PSP Swiss Property AG - Class N	2	262
Roche Holding AG	—	79
Schindler Holding AG - Class N	—	80
Sika AG	2	389
Sonova Holding AG	—	100
STMicroelectronics N.V.	7	238
Swiss Prime Site AG - Class N	14	1,223
Swiss Re AG	6	560
Swisscom AG - Class N	1	477
Tecan Group AG - Class N	—	18
UBS Group AG	19	360
VAT Group AG (d)	1	204
Zurich Insurance Group AG - Class N	1	449
		16,984
Australia 6.9%
Altium Limited	6	135
Alumina Limited	320	333
AMP Limited (b)	556	497
ANZ Group Holdings Limited (b)	16	258
Aristocrat Leisure Limited	7	155
ASX Limited	1	52
Atlas Arteria Limited	42	190
AUB Group Limited	1	17
Australian Pipeline Trust	13	92
BHP Group Limited - ADR	8	514
BHP Group Limited	17	530
BHP Group Limited	6	184
BlueScope Steel Limited	28	324
Brambles Limited	19	159
Capricorn Metals Limited (b)	52	163
Champion Iron Limited (a)	32	161
Cleanaway Waste Management Limited	43	78
Cochlear Limited	1	155
Coles Group Limited	10	114
Commonwealth Bank of Australia	7	510
Computershare Limited	21	374
Credit Corp Group Limited	6	75
CSL Limited	2	346
CSR Limited	133	428
Deterra Royalties Limited	36	111
Domain Holdings Australia Limited	34	64
Downer EDI Limited	90	228
Eagers Automotive Limited	16	118
Endeavour Group Limited	37	162
Flight Centre Travel Group Limited (b)	9	84
Fortescue Metals Group Ltd	31	439
IGO Limited	3	24
Incitec Pivot Limited	108	277
Insurance Australia Group Limited	56	182
InvoCare Limited	3	21
IRESS Limited	2	16
JB Hi-Fi Limited (a)	8	224
Lendlease Corporation Limited	10	51
Lynas Rare Earths Limited (b)	40	211
Macquarie Group Limited	1	162
Medibank Private Limited	49	98
Nanosonics Limited (a) (b)	6	18
National Australia Bank Limited	23	463
NEXTDC Limited (b)	4	24
Northern Star Resources Ltd	16	119
Nufarm Limited	73	304
Orica Limited	35	357
Origin Energy Limited	31	165
Orora Limited	101	198
OZ Minerals Limited	20	370
Pilbara Minerals Limited (b)	44	114
Qantas Airways Limited (b)	6	23
QBE Insurance Group Limited	27	246
Ramsay Health Care Limited	4	155
Rio Tinto Limited	6	514
Sandfire Resources Limited	78	292
Santos Limited	56	279
Sonic Healthcare Limited	16	331
South32 Limited	80	222
Steadfast Group Ltd	57	214
Suncorp Group Limited	24	193
Tabcorp Holdings Limited	503	368
Technology One Limited	18	157
Telstra Group Limited	57	154
The Lottery Corporation Limited (b)	31	95
Transurban Holdings Limited	12	109
Wesfarmers Limited	7	222

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Westpac Banking Corporation	19	299
Woodside Energy Group Ltd	1	26
Woodside Energy Group Ltd	15	369
Woodside Energy Group Ltd - ADR (a)	3	72
Woolworths Group Limited	8	189
		14,977
Germany 6.3%
1&1 AG	1	17
Adidas AG - Class N	1	194
Allianz SE	3	612
Aroundtown SA	21	48
BASF SE - Class N	13	638
Bayer Aktiengesellschaft - Class N	13	665
Bayerische Motoren Werke Aktiengesellschaft	5	437
Beiersdorf Aktiengesellschaft	—	51
Brenntag SE - Class N	4	269
Carl Zeiss Meditec AG	1	178
Commerzbank Aktiengesellschaft (b)	51	483
Continental Aktiengesellschaft	6	354
Covestro AG (d)	15	577
Daimler Truck Holding AG (b)	7	204
Delivery Hero SE (b) (d)	—	19
Deutsche Bank Aktiengesellschaft - Class N	5	60
Deutsche Bank Aktiengesellschaft - Class N	35	398
Deutsche Borse Aktiengesellschaft - Class N	2	270
Deutsche Lufthansa Aktiengesellschaft (b)	35	290
Deutsche Post AG - Class N	14	536
Deutsche Telekom AG - Class N	52	1,041
E.ON SE - Class N	65	654
Encavis AG	3	69
Fraport AG Frankfurt Airport Services Worldwide (b)	2	62
freenet AG - Class N	3	61
Fresenius Medical Care AG & Co. KGaA	3	103
Fresenius SE & Co. KGaA	6	169
Fuchs Petrolub SE	—	4
Hannover Ruck SE - Class N	1	119
Hapag-Lloyd Aktiengesellschaft (d)	—	34
Hellofresh SE (b)	2	44
Henkel AG & Co. KGaA	1	64
HOCHTIEF Aktiengesellschaft	4	227
Infineon Technologies AG - Class N	9	266
K+S Aktiengesellschaft - Class N	3	51
Kion Group AG	2	57
KRONES Aktiengesellschaft	1	104
LANXESS Aktiengesellschaft	2	95
LEG Immobilien SE	1	89
Mercedes-Benz Group AG - Class N	12	814
Merck Kommanditgesellschaft auf Aktien	1	110
MTU Aero Engines AG - Class N	1	274
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	1	196
ProSiebenSat.1 Media SE	18	163
Rheinmetall Aktiengesellschaft	2	477
RWE Aktiengesellschaft	9	412
SAP SE	2	245
Scout24 SE (d)	3	152
Siemens Aktiengesellschaft - Class N	2	316
Siemens Energy AG	12	218
Siemens Healthineers AG (d)	1	30
Siltronic AG	—	24
Sixt SE	1	84
Thyssenkrupp AG	24	146
Vitesco Technologies Group Aktiengesellschaft (b)	—	9
Volkswagen Aktiengesellschaft	1	89
Vonovia SE	6	147
Wacker Chemie AG	2	217
		13,736
Netherlands 4.7%
Adyen B.V. (b) (d)	—	54
Aegon N.V. - ADR	12	61
Aegon N.V.	75	383
Airbus SE	4	434
Akzo Nobel N.V.	4	264
Arcadis N.V.	6	248
argenx SE (b)	—	33
ASM International N.V.	1	205
ASML Holding N.V. - ADR	1	604
ASML Holding N.V.	1	700
Basic-Fit N.V. (a) (b) (d)	2	41
BE Semiconductor Industries N.V.	2	131
CNH Industrial N.V.	15	236
Heineken N.V.	1	117
IMCD B.V.	1	146
ING Groep N.V.	21	251
Just Eat Takeaway.Com N.V. (b) (d)	3	72
Koninklijke Ahold Delhaize N.V.	42	1,223
Koninklijke DSM N.V.	2	230
Koninklijke KPN N.V.	73	227
Koninklijke Philips N.V. - ADR (d)	2	28
Koninklijke Philips N.V.	8	115
Koninklijke Vopak N.V.	5	163
NN Group N.V.	5	197
OCI N.V.	3	92
Prosus N.V. - Class N	5	335
Randstad N.V.	6	383
Shell PLC - Class A	64	1,816
Shell PLC - Class A - ADR	13	715
Signify N.V. (d)	7	240
Universal Music Group N.V.	4	91
Wolters Kluwer N.V. - Class C	4	459
		10,294
Sweden 2.8%
AAK AB (publ)	3	53
AB Sagax - Class B	2	39
Addnode Group Aktiebolag (publ) - Class B	6	59
Addtech AB - Class B	1	20
AFRY AB - Class B	13	206
Aktiebolaget Electrolux - Class B (a)	8	104
Aktiebolaget SKF - Class A	1	8
Aktiebolaget SKF - Class B	17	253
Aktiebolaget Volvo - Class A	2	46
Aktiebolaget Volvo - Class B	23	419
Alfa Laval AB	1	27
Alleima AB (b)	3	11
Amasten Fastighets AB (publ) (a) (b) (e)	1	1
Arjo AB (publ) - Class B	15	56
Assa Abloy AB - Class B	2	46
Atlas Copco Aktiebolag - Class A	18	217
Atlas Copco Aktiebolag - Class B	10	106
Avanza Bank Holding AB	3	74
Axfood Aktiebolag	2	60
Billerud Aktiebolag (publ)	4	48
Biotage AB	2	37
Boliden AB	4	163
Bravida Holding AB (d)	16	168
Bure Equity AB	1	32
Castellum Aktiebolag (a)	3	33
Dometic Group AB (publ) (d)	14	90
Electrolux Professional AB (publ) - Class B	13	54
Elekta AB (publ) - Class B	6	34
Epiroc Aktiebolag - Class A	6	112
Epiroc Aktiebolag - Class B	4	67
Essity Aktiebolag (publ) - Class B	4	114
Evolution AB (publ) (d)	1	73
Fastighets AB Balder - Class B (b)	6	27
Getinge AB - Class B	3	70
H & M Hennes & Mauritz AB - Class B (a)	10	108
Hexagon Aktiebolag - Class B	4	44
Hexatronic Group AB	8	106
Hexpol AB - Class B	4	43
Husqvarna Aktiebolag - Class B	18	127
Indutrade Aktiebolag	4	86
International Petroleum Corporation (b)	6	69
Intrum AB	2	20
JM AB	4	70
Lagercrantz Group Aktiebolag - Class B	6	62
Lifco Ab (Publ) - Class B	5	90
Litium AB - Class A	1	7
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Loomis AB - Class B	7	195
MIPS AB	2	64
NCC Aktiebolag - Class B	15	136
NIBE Industrier AB - Class B	4	34
Nordic Entertainment Group AB - Class B (b)	1	26
Orron Energy AB	1	2
Peab AB - Class B	7	42
Samhallsbyggnadsbolaget i Norden AB - Class B (a)	5	9
Sandvik Aktiebolag	15	264
Sectra Aktiebolag - Class B (b)	7	99
Securitas AB - Class B	9	73
Skandinaviska Enskilda Banken AB - Class A	11	123
Skanska AB - Class B	7	116
Skistar Aktiebolag - Class B	4	42
SSAB AB - Class B	25	130
Stillfront Group AB (publ) (b)	24	40
Svenska Cellulosa Aktiebolaget SCA - Class B	4	52
Svenska Handelsbanken AB - Class A	8	78
SWECO Civil AB - Class B	3	26
Swedbank AB - Class A	6	107
Tele2 AB - Class B	12	98
Telefonaktiebolaget LM Ericsson - Class A	1	6
Telefonaktiebolaget LM Ericsson - Class B	42	245
Telia Company AB	46	117
Thule Group AB (d)	2	43
Trelleborg AB - Class B	4	81
Vitec Software Group AB (publ) - Class B	1	32
Vitrolife AB	—	6
Wihlborgs Fastigheter AB	14	109
		6,154
Spain 2.5%
Acciona,S.A.	1	139
Acerinox, S.A.	9	91
ACS, Actividades de Construccion y Servicios, S.A.	3	77
AENA, S.M.E., S.A. (b) (d)	1	123
Amadeus IT Group, S.A. (b) (d)	6	312
Banco Bilbao Vizcaya Argentaria, S.A.	71	430
Banco Bilbao Vizcaya Argentaria, S.A. - ADR	14	85
Banco de Sabadell, S.A.	271	258
Banco Santander, S.A.	144	432
Bankinter, S.A. (a)	16	105
CaixaBank, S.A.	86	338
Cellnex Telecom, S.A. (d)	1	28
CIE Automotive, S.A.	3	88
Ebro Foods, S.A. (a)	2	27
Enagas S.A. (a)	11	187
Endesa, S.A.	10	190
Grifols, S.A. - Class A	5	59
Iberdrola, Sociedad Anonima	54	632
Industria de Diseno Textil, S.A.	7	180
Laboratorios Farmaceúticos Rovi, SA	2	85
Red Electrica Corporacion, S.A.	8	142
Repsol, S.A.	42	671
Telefonica, S.A.	168	610
Viscofan, S.A. (a)	3	208
		5,497
Hong Kong 2.3%
AIA Group Limited	101	1,116
ASM Pacific Technology Limited	15	104
Bank of East Asia, Limited -The-	258	312
Budweiser Brewing Company APAC Limited (d)	9	28
Chow Tai Fook Jewellery Group Limited	29	59
CK Asset Holdings Limited	22	137
CK Hutchison Holdings Limited	28	170
CLP Holdings Limited	11	80
Cowell E Holdings Inc. (b)	8	11
DFI Retail Group Holding Limited	14	41
Galaxy Entertainment Group Limited	3	20
Great Eagle Holdings Limited	1	2
Hang Lung Group Limited	9	16
Hang Seng Bank, Limited	5	85
Henderson Land Development Company Limited	31	108
HK Electric Investments Limited	72	48
HKT Trust	203	249
Hong Kong And China Gas Company Limited -The-	115	109
Hong Kong Exchanges and Clearing Limited	7	308
Hongkong Land Holdings Limited	23	106
Hysan Development Company Limited	18	58
Man Wah Holdings Limited	96	95
Mandarin Oriental International Limited (b)	12	23
MH Development Limited (a) (b) (e)	12	—
MTR Corporation Limited	8	42
New World Development Company Limited	97	272
Pacific Basin Shipping Limited	213	72
Power Assets Holdings Limited	19	107
Shangri-La Asia Limited (b)	10	8
Sino Land Company Limited	90	113
Sun Hung Kai Properties Limited	8	102
Techtronic Industries Company Limited	19	211
Vitasoy International Holdings Limited	38	78
VTech Holdings Limited	25	160
WH Group Limited (d)	400	232
Wharf Real Estate Investment Company Limited	21	122
Xinyi Glass Holdings Limited	110	204
Yue Yuen Industrial (Holdings) Limited	44	62
		5,070
Italy 2.1%
Assicurazioni Generali S.P.A.	13	238
Azimut Holding S.p.A.	10	219
Banca Mediolanum SpA	20	166
Banco BPM Societa' Per Azioni	102	365
Brunello Cucinelli S.p.A.	4	285
Buzzi Unicem S.p.A - Senza Vincoli Di Rappresentazione Grafica	5	101
Davide Campari-Milano N.V.	1	15
DiaSorin S.p.A.	—	23
Enel S.p.A	55	299
Eni S.p.A.	45	640
Ferrari N.V.	1	152
Finecobank Banca Fineco SPA	11	175
Hera S.p.A.	47	126
Intesa Sanpaolo SPA	101	225
Italgas S.p.A.	12	68
Leonardo S.p.A.	15	132
Mediobanca Banca di Credito Finanziario Societa' Per Azioni	13	127
MFE-MediaForEurope N.V.	13	5
Moncler S.p.A.	2	107
Nexi S.p.A. (b)	2	13
Poste Italiane SPA (d)	8	81
Prysmian S.p.A.	4	163
Recordati Industria Chimica E Farmaceutica S.P.A. In Breve Recordati S.P.A.	4	176
Reply S.p.A.	1	69
Salvatore Ferragamo. S.p.A.	4	62
Snam S.P.A.	27	129
Telecom Italia SPA (a)	223	52
UniCredit S.p.A.	27	389
		4,602
Denmark 2.1%
A.P. Moller - Maersk A/S - Class A	—	64
A.P. Moller - Maersk A/S - Class B	—	77
Carlsberg A/S - Class B	1	188
Chr. Hansen Holding A/S	2	161
Coloplast A/S - Class B	3	374
Demant A/S (b)	2	56
DSV A/S	1	197
Genmab A/S (b)	1	231
GN Store Nord A/S	3	64
ISS A/S (b)	7	141
Novo Nordisk A/S - Class B	11	1,454
Novozymes A/S - Class B	2	103
Orsted A/S (d)	1	65
Pandora A/S	4	256
Ringkjobing Landbobank. Aktieselskab	5	621
Rockwool A/S - Class A	—	12
Rockwool A/S - Class B	—	52

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Tryg A/S	9	224
Vestas Wind Systems A/S	7	210
		4,550
Finland 1.5%
Cargotec Oyj - Class B	3	120
Elisa Oyj	3	164
Fortum Oyj	6	103
Kesko Oyj - Class B	9	197
Kone Corporation - Class B	4	211
Konecranes Abp	3	82
Metsa Board Oyj - Class B	3	30
Metso Outotec Oyj	13	138
Neste Oyj	3	129
Nokia Oyj	42	194
Nokia Oyj - Series A - ADR	17	79
Nordea Bank Abp	23	252
Orion Oyj - Class B	4	211
Sampo Oyj - Class A	6	321
Sanoma Oyj	2	24
Stora Enso Oyj - Class R	8	114
Tietoevry Oyj	9	245
UPM-Kymmene Oyj	6	216
Valmet Oy	8	226
Wartsila Oyj Abp	12	98
		3,154
Belgium 1.2%
Ackermans	1	133
ageas SA/NV	4	175
Anheuser-Busch InBev	7	411
Barco	1	27
D'Ieteren Group	—	29
Elia Group	1	71
Euronav	1	24
Galapagos (b)	3	124
KBC Groep	8	514
Lotus Bakeries	—	258
Proximus	10	95
Shurgard Self Storage SA	1	31
Solvay	4	361
UCB	2	146
Umicore	4	147
		2,546
Singapore 1.1%
BW LPG PTE. LTD.	6	50
Capitaland Investment Limited	26	71
City Developments Limited	11	69
ComfortDelGro Corporation Limited	65	60
DBS Group Holdings Ltd	15	385
Genting Singapore Limited	118	84
Golden Agri-Resources Ltd.	564	105
Great Eastern Holdings Limited	3	39
Jardine Cycle & Carriage Limited	3	68
Keppel Corporation Limited	21	117
NetLink NBN Trust	83	51
Olam Group Limited	15	16
Oversea-Chinese Banking Corporation Limited	23	206
Raffles Medical Group Ltd.	43	45
SATS Ltd. (b)	4	8
Sembcorp Industries Ltd	39	99
SembCorp Marine Ltd (a) (b)	1,819	183
Sheng Siong Group Ltd.	30	38
Singapore Exchange Limited	14	97
Singapore Technologies Engineering Ltd	21	53
Singapore Telecommunications Limited	24	46
United Overseas Bank Limited	10	229
UOL Group Limited	11	55
Venture Corporation Limited	6	74
Wilmar International Limited	59	183
		2,431
Israel 1.1%
Alony Hetz Properties & Investments Ltd	6	61
Alrov Properties & Lodgings Ltd.	—	6
Ashtrom Group Ltd.	2	28
Azrieli Group Ltd.	—	10
Bank Hapoalim Ltd	10	89
Bank Leumi le-Israel B.M.	19	162
Bezeq The Israel Telecommunication Corp., Limited	40	69
Big Shopping Centers Ltd	—	15
Camtek Ltd. (b)	1	16
Cellcom Israel Ltd. (b)	3	16
CLAL Insurance Enterprises Holdings Ltd (b)	8	137
Delta Galil Industries Ltd.	—	12
Elbit Systems Ltd.	—	28
Electra Ltd	—	19
Electra Real Estate Ltd.	1	8
Enlight Renewable Energy Ltd. (b)	27	56
Equital Ltd. (b)	2	73
First International Bank of Israel Ltd.	2	76
Formula Systems (1985) Ltd.	1	61
Fox - Wizel Ltd	1	124
Gav-Yam Land Corporation Ltd.	4	28
Harel Insurance Investments & Financial Services Ltd.	5	43
Icl Group Ltd	7	47
Industrial Buildings Corporation Ltd	11	36
Israel Discount Bank Limited	31	162
Isras - Investment Co. Ltd.	—	10
Matrix I.T. Ltd	8	178
Melisron Ltd.	—	23
Menora Mivtachim Insurance Ltd.	1	23
Migdal Insurance and Financial Holdings Ltd. (b)	53	60
Mizrahi-Tefahot Bank Ltd.	3	89
Nice Ltd (b)	—	7
Nova Ltd. (b)	1	43
Partner Communications Co Ltd (b)	9	68
Paz Oil Company Limited	1	101
Perion Network Ltd. (b)	1	28
Shufersal Ltd.	5	28
Strauss Group Ltd	1	34
Summit Real Estate Holdings Ltd	2	23
Teva Pharmaceutical Industries Ltd - ADR (b)	14	131
The Phoenix Holdings Ltd	7	78
Tower Semiconductor Ltd. (b)	1	56
		2,362
Ireland 0.9%
AIB Group Public Limited Company	23	88
Bank of Ireland Group Public Limited Company	36	339
CRH Public Limited Company	10	389
CRH Public Limited Company - ADR (a)	9	354
Flutter Entertainment Public Limited Company (b)	1	89
Glanbia Public Limited Company	4	48
James Hardie Industries Public Limited Company - CDI	7	133
Kerry Group Public Limited Company - Class A	1	56
Kingspan Group Public Limited Company	2	99
Smurfit Kappa Funding Designated Activity Company	7	252
		1,847
Norway 0.8%
Aker ASA	—	16
Aker BP ASA	2	53
Arendals Fossekompani ASA	—	11
Austevoll Seafood ASA	2	14
Borregaard ASA	2	31
Crayon Group Holding ASA (b)	1	12
DNB Bank ASA	5	103
Dno Asa	37	45
Equinor ASA	9	332
Eurizon Opportunita	9	63
Flex Lng Ltd.	1	47
Gjensidige Forsikring ASA	1	27
Golden Ocean Group Limited (a)	12	103
Kahoot! ASA (b)	10	21
Kongsberg Gruppen ASA	1	43
Mowi ASA	3	55
MPC Container Ships ASA	23	38
Norsk Hydro ASA	11	86

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Norwegian Energy Company ASA (b)	1	38
Orkla ASA	5	38
Protector Forsikring ASA	4	47
SalMar ASA	—	10
Scatec ASA (d)	7	58
Sparebank 1 Sr-Bank Asa	4	45
Storebrand ASA	7	58
Subsea 7 S.A.	6	74
Telenor ASA	5	48
TGS-NOPEC Geophysical Company	6	87
TOMRA Systems ASA	1	24
Veidekke ASA	5	50
Wallenius Wilhelmsen ASA	7	66
Yara International ASA	2	75
		1,818
Austria 0.5%
Andritz AG	4	201
BAWAG Group AG (d)	3	177
Erste Group Bank AG	6	200
Mayr-Melnhof Karton Aktiengesellschaft	—	55
OMV Aktiengesellschaft	5	236
Telekom Austria Aktiengesellschaft	7	41
UNIQA Insurance Group AG	10	72
Verbund AG	—	19
Vienna Insurance Group AG Wiener Versicherung Gruppe	2	47
voestalpine AG	4	111
		1,159
New Zealand 0.3%
Air New Zealand Limited (b)	64	30
Auckland International Airport Limited (b)	9	45
Chorus Limited	15	78
Contact Energy Limited	2	11
EBOS Group Limited	1	15
Fisher & Paykel Healthcare Corporation Limited	3	36
Fletcher Building Limited	22	66
Freightways Limited	8	48
Genesis Energy Limited	11	18
Infratil Limited	7	37
Mainfreight Limited	1	37
Meridian Energy Limited	7	23
Port of Tauranga Limited	2	10
Pushpay Holdings Limited (b)	27	22
Ryman Healthcare Limited	5	16
SKYCITY Entertainment Group Limited (b)	43	65
Spark New Zealand Limited	15	51
Summerset Group Holdings Limited	5	26
The a2 Milk Company Limited (b)	4	20
The Warehouse Group Limited	4	6
Xero Limited (b)	1	38
		698
Portugal 0.3%
Alphaquest Original Ltd	16	60
Banco Comercial Portugues S.A.	432	68
EDP - Energias de Portugal, S.A.	16	82
EDP Renovaveis, S.A.	3	66
Galp Energia, SGPS, S.A.	21	280
Jeronimo Martins, SGPS, S.A.	3	54
		610
Luxembourg 0.2%
Aperam	2	66
Eurofins Scientific SE	2	171
Millicom International Cellular SA - SDR (b)	8	100
Tenaris S.A. - ADR	1	35
Tenaris S.A.	3	53
		425
China 0.1%
BOC Hong Kong (Holdings) Limited	27	92
SITC International Holdings Company Limited	76	168
Yangzijiang Shipbuilding (Holdings) Ltd.	55	56
		316
United States of America 0.1%
Carnival PLC (b)	2	15
Qiagen N.V. (b)	2	103
Qiagen N.V. (b)	2	99
STMicroelectronics N.V. - ADR	1	49
		266
Malta 0.1%
Kindred Group PLC - SDR	20	207
Faroe Islands 0.0%
P/F Bakkafrost Sales	1	47
Macau 0.0%
Sands China Ltd. (b)	4	13
United Arab Emirates 0.0%
NMC Health PLC (e)	1	—
Total Common Stocks (cost $225,657)		214,062
PREFERRED STOCKS 1.1%
Switzerland 0.6%
Roche Holding AG	4	1,411
Germany 0.5%
Bayerische Motoren Werke Aktiengesellschaft	1	84
Fuchs Petrolub SE	4	148
Henkel AG & Co. KGaA (f)	2	128
Jungheinrich Aktiengesellschaft	4	103
Sartorius Aktiengesellschaft	—	114
Volkswagen Aktiengesellschaft (f)	4	437
		1,014
Italy 0.0%
Telecom Italia SPA	25	6
Total Preferred Stocks (cost $2,902)		2,431
WARRANTS 0.0%
Italy 0.0%
Webuild S.p.A. (a) (b) (g)	—	—
Total Warrants (cost $0)		—
RIGHTS 0.0%
Austria 0.0%
IMMOFINANZ AG (b) (e)	1	—
Total Rights (cost $0)		—
SHORT TERM INVESTMENTS 1.5%
Securities Lending Collateral 1.3%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (h) (i)	2,736	2,736
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (h) (i)	432	432
Total Short Term Investments (cost $3,168)		3,168
Total Investments 100.8% (cost $231,727)		219,661
Other Assets and Liabilities, Net (0.8)%		(1,714)
Total Net Assets 100.0%		217,947

(a) All or a portion of the security was on loan as of December 31, 2022.

(b) Non-income producing security.

(c) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $142 and 0.1% of the Fund.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) Convertible security.

(g) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) Investment in affiliate.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

as of December 31, 2022.

JNL/DFA International Core Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen B.V.	11/24/21	96	54	—
AENA, S.M.E., S.A.	09/09/22	127	123	0.1
Amadeus IT Group, S.A.	07/17/20	356	312	0.2
Basic-Fit N.V.	06/17/20	65	41	—
BAWAG Group AG	05/29/20	171	177	0.1
Bravida Holding AB	10/07/20	184	168	0.1
Budweiser Brewing Company APAC Limited	10/20/21	23	28	—
Cellnex Telecom, S.A.	06/25/19	41	28	—
Covestro AG	06/25/19	692	577	0.3
Delivery Hero SE	08/22/22	19	19	—
Dometic Group AB (publ)	09/07/21	116	90	0.1
Euronext N.V.	06/26/19	377	286	0.1
Evolution AB (publ)	05/06/22	65	73	—
Hapag-Lloyd Aktiengesellschaft	04/22/20	29	34	—
Just Eat Takeaway.Com N.V.	06/01/20	127	72	—
Koninklijke Philips N.V.	08/06/21	69	28	—
Orsted A/S	12/23/20	101	65	—
Poste Italiane SPA	08/19/22	67	81	0.1
Scatec ASA	05/12/22	64	58	—
Scout24 SE	10/27/20	214	152	0.1
Siemens Healthineers AG	03/04/21	37	30	—
Signify N.V.	06/25/19	317	240	0.1
Thule Group AB	06/25/19	86	43	—
VAT Group AG	06/25/19	304	204	0.1
WH Group Limited	03/02/21	291	232	0.1
Worldline	06/25/19	303	271	0.1
		4,341	3,486	1.6

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DFA International Core Equity Fund
Assets - Securities
Common Stocks	30,366	183,695	1	214,062
Preferred Stocks	2,431	—	—	2,431
Warrants	—	—	—	—
Rights	—	—	—	—
Short Term Investments	3,168	—	—	3,168
	35,965	183,695	1	219,661

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/DFA U.S. Core Equity Fund
COMMON STOCKS 99.7%
Information Technology 21.1%
3D Systems Corporation (a)	9	65
A10 Networks, Inc.	5	82
Accenture Public Limited Company - Class A	17	4,648
ACI Worldwide, Inc. (a)	8	180
Adeia Inc.	15	138
Adobe Inc. (a)	12	3,939
Adtran Holdings, Inc.	6	104
Advanced Energy Industries, Inc.	3	229
Advanced Micro Devices, Inc. (a)	29	1,890
Affirm Holdings, Inc. - Class A (a) (b)	5	52
Agilysys, Inc. (a)	1	64
Akamai Technologies, Inc. (a)	6	476
Alarm.Com Holdings, Inc. (a)	2	113
Alpha and Omega Semiconductor Limited (a)	3	94
Altair Engineering Inc. - Class A (a)	1	55
Ambarella Inc. (a)	1	120
Amdocs Limited	7	668
American Software, Inc. - Class A	2	26
Amkor Technology, Inc.	25	601
Amphenol Corporation - Class A	17	1,273
Amtech Systems, Inc. (a)	1	7
Analog Devices, Inc.	11	1,740
ANSYS, Inc. (a)	2	588
AppFolio, Inc. - Class A (a)	—	53
Apple Inc.	413	53,704
Applied Materials, Inc.	34	3,290
Applied Optoelectronics, Inc. (a) (b)	1	2
Arista Networks, Inc. (a)	5	554
Arlo Technologies, Inc. (a)	6	22
Arrow Electronics, Inc. (a)	6	676
Atlassian Corporation - Class A (a)	1	124
Autodesk, Inc. (a)	7	1,265
Automatic Data Processing, Inc.	14	3,231
Avid Technology, Inc. (a)	3	88
Avnet, Inc.	8	343
Axcelis Technologies, Inc. (a)	3	238
AXT, Inc. (a)	1	4
Badger Meter, Inc.	2	236
Bel Fuse Inc. - Class B	1	44
Belden Inc.	3	186
Benchmark Electronics, Inc.	5	128
Bentley Systems, Incorporated - Class B	5	168
Bill.Com Holdings Inc. (a)	3	324
Black Knight, Inc. (a)	6	378
Blackbaud, Inc. (a)	3	171
Block, Inc. - Class A (a)	7	435
BM Technologies, Inc. - Class A (a) (b)	1	3
Box, Inc. - Class A (a)	9	275
Broadcom Inc.	14	7,800
Broadridge Financial Solutions, Inc.	5	707
Cadence Design Systems, Inc. (a)	6	976
CalAmp Corp. (a)	3	12
Calix, Inc. (a)	4	275
Cambium Networks Corp. (a)	1	13
Cass Information Systems, Inc.	1	57
CDW Corp.	5	934
Cerence Inc. (a)	2	45
Ceridian HCM Holding Inc. (a)	4	284
CEVA Inc. (a)	1	20
Ciena Corporation (a)	9	465
Cirrus Logic, Inc. (a)	5	345
Cisco Systems, Inc.	97	4,620
Clearfield, Inc. (a)	1	56
Cloudflare, Inc. - Class A (a)	3	125
Cognex Corporation	7	324
Cognizant Technology Solutions Corporation - Class A	14	790
Cognyte Software Ltd (a)	5	16
Coherent Corp. (a)	7	251
Cohu, Inc. (a)	5	150
CommScope Holding Company, Inc. (a)	11	82
CommVault Systems, Inc. (a)	2	143
Computer Task Group, Incorporated (a)	3	20
Comtech Telecommunications Corp.	1	14
Concentrix Corporation	5	636
Conduent Incorporated (a)	15	59
Confluent, Inc. - Class A (a)	4	80
Consensus Cloud Solutions, Inc. (a)	1	77
Corning Incorporated	31	1,003
CrowdStrike Holdings, Inc. - Class A (a)	2	167
CSG Systems International, Inc.	3	193
CTS Corporation	3	133
Daktronics, Inc. (a)	5	14
Datadog, Inc. - Class A (a)	2	121
Dell Technologies Inc. - Class C	8	310
Digi International Inc. (a)	4	133
Diodes Incorporated (a)	3	226
DocuSign, Inc. (a)	2	91
Dolby Laboratories, Inc. - Class A	4	313
DoubleVerify Holdings, Inc. (a)	2	40
Dropbox, Inc. - Class A (a)	16	348
Duck Creek Technologies, Inc. (a)	3	41
DXC Technology Company (a)	16	430
Dynatrace, Inc. (a)	8	296
DZS, Inc. (a)	2	22
Ebix, Inc.	4	83
Edgio, Inc. (a)	7	8
EMCORE Corporation (a)	3	3
Emersub CX, Inc. (a)	2	414
Enphase Energy, Inc. (a)	4	984
Entegris, Inc.	5	306
Envestnet, Inc. (a)	2	108
EPAM Systems, Inc. (a)	1	436
ePlus inc. (a)	2	88
Euronet Worldwide, Inc. (a)	3	308
Everbridge, Inc. (a)	1	18
EVERTEC, Inc.	6	206
EVO Payments, Inc. - Class A (a)	1	37
ExlService Holdings, Inc. (a)	2	288
Extreme Networks, Inc. (a)	6	106
F5, Inc. (a)	3	386
Fabrinet (a)	2	298
Fair Isaac Corporation (a)	1	498
FARO Technologies, Inc. (a)	1	33
Fastly, Inc. - Class A (a)	7	60
Fidelity National Information Services, Inc.	15	1,007
First Solar, Inc. (a)	7	1,023
Fiserv, Inc. (a)	13	1,340
FleetCor Technologies, Inc. (a)	4	741
Flex Ltd. (a)	45	963
Flywire Corporation (a)	—	10
Formfactor, Inc. (a)	6	123
Fortinet, Inc. (a)	15	728
Frequency Electronics, Inc. (a)	1	7
Gartner, Inc. (a)	3	956
Gen Digital Inc.	18	381
Genpact Limited	13	621
Global Payments Inc.	9	922
Globant S.A. (a)	1	247
GoDaddy Inc. - Class A (a)	4	291
Grid Dynamics Holdings, Inc. - Class A (a)	4	49
GSI Technology, Inc. (a)	1	1
Guidewire Software, Inc. (a)	4	260
Harmonic, Inc. (a)	10	136
Hewlett Packard Enterprise Company	48	758
HP, Inc.	27	731
HubSpot, Inc. (a)	1	217
I3 Verticals, Inc. - Class A (a)	2	41
IBEX Limited (a)	1	21
Ichor Holdings, Ltd. (a)	2	65
Infinera Corporation (a)	11	74
Information Services Group, Inc.	4	17
Insight Enterprises, Inc. (a)	3	313
Intel Corporation	141	3,725
InterDigital, Inc.	1	70
International Business Machines Corporation	29	4,018

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
International Money Express Inc. (a)	4	93
Intevac, Inc. (a)	1	6
Intuit Inc.	4	1,528
IPG Photonics Corporation (a)	3	288
Itron, Inc. (a)	3	168
Jabil Inc.	16	1,095
Jack Henry & Associates, Inc.	3	561
JAMF Holding Corp. (a)	2	47
Juniper Networks, Inc.	21	675
Key Tronic Corporation (a)	—	2
Keysight Technologies, Inc. (a)	6	1,021
Kimball Electronics Group, LLC (a)	3	59
KLA Corporation	4	1,649
Knowles Corporation (a)	8	140
Kulicke and Soffa Industries, Inc.	4	199
KVH Industries, Inc. (a)	2	15
Kyndryl Holdings, Inc. (a)	8	88
Lam Research Corporation	5	2,038
Lattice Semiconductor Corporation (a)	6	368
Littelfuse, Inc.	2	376
LiveRamp Holdings, Inc. (a)	5	119
Lumentum Holdings Inc. (a)	5	239
MACOM Technology Solutions Holdings, Inc. (a)	4	235
Magnachip Semiconductor Corporation (a)	4	38
Manhattan Associates, Inc. (a)	3	369
Marqeta, Inc. - Class A (a)	7	40
Marvell Technology, Inc.	16	599
MasterCard Incorporated - Class A	25	8,828
MAXIMUS, Inc.	5	356
MaxLinear, Inc. (a)	4	142
Methode Electronics, Inc.	4	176
Microchip Technology Incorporated	17	1,226
Micron Technology, Inc.	51	2,570
Microsoft Corporation	194	46,611
MKS Instruments, Inc.	3	294
Model N, Inc. (a)	1	47
Momentive Global Inc. (a)	3	18
MongoDB, Inc. - Class A (a)	1	167
Monolithic Power Systems, Inc.	1	374
Motorola Solutions, Inc.	5	1,165
N-Able, Inc. (a)	2	18
Napco Security Technologies, Inc. (a)	2	54
National Instruments Corporation	8	283
NCR Corporation (a)	10	234
NetApp, Inc.	7	420
NETGEAR, Inc. (a)	3	60
NetScout Systems, Inc. (a)	6	210
Nlight, Inc. (a)	2	20
Novanta Inc. (a)	2	316
Nutanix, Inc. - Class A (a)	4	97
NVE Corporation	—	30
NVIDIA Corporation	39	5,655
NXP Semiconductors N.V.	6	901
Okta, Inc. - Class A (a)	3	187
Olo Inc. - Class A (a)	13	79
On Semiconductor Corporation (a)	25	1,580
Onespan, Inc. (a)	3	38
Onto Innovation Inc. (a)	4	268
Oracle Corporation	35	2,836
Osi Systems, Inc. (a)	1	89
Palantir Technologies Inc. - Class A (a)	14	93
Palo Alto Networks, Inc. (a)	3	391
PAR Technology Corporation (a) (b)	3	74
Paya Holdings Inc. - Class A (a)	6	46
Paychex, Inc.	9	1,073
Paycom Software, Inc. (a)	2	531
Paylocity Holding Corporation (a)	2	360
PayPal Holdings, Inc. (a)	17	1,217
PC Connection, Inc.	3	145
PDF Solutions, Inc. (a)	2	68
Perficient, Inc. (a)	3	175
PFSweb, Inc.	2	14
Photronics, Inc. (a)	7	118
Plexus Corp. (a)	3	281
Power Integrations, Inc.	4	266
Powerschool Holdings, Inc. - Class A (a)	6	144
Progress Software Corporation	4	207
PTC Inc. (a)	4	507
Pure Storage, Inc. - Class A (a)	10	265
Q2 Holdings, Inc. (a)	2	57
Qorvo, Inc. (a)	6	549
Qualcomm Incorporated	37	4,101
Qualys, Inc. (a)	2	184
Rambus Inc. (a)	9	324
Repay Holdings Corporation - Class A (a)	2	15
Ribbon Communications Inc. (a)	7	19
Richardson Electronics, Ltd.	1	13
Rimini Street, Inc. (a)	3	12
Rogers Corporation (a)	1	174
Roper Technologies, Inc.	2	783
Salesforce, Inc. (a)	16	2,131
Sanmina Corporation (a)	6	321
Sapiens International Corporation N.V.	1	15
ScanSource, Inc. (a)	4	112
Seagate Technology Holdings Public Limited Company	10	503
Semtech Corporation (a)	4	107
SentinelOne, Inc. - Class A (a)	5	69
ServiceNow, Inc. (a)	2	688
Shift4 Payments, LLC - Class A (a)	1	64
Silicon Laboratories Inc. (a)	2	339
Skyworks Solutions, Inc.	9	838
SMART Global Holdings, Inc. (a)	6	83
Snowflake Inc. - Class A (a)	—	63
SolarEdge Technologies Ltd. (a)	1	285
SolarWinds Corporation (a)	5	43
Splunk Inc. (a)	2	207
SPS Commerce, Inc. (a)	2	273
Squarespace, Inc. - Class A (a)	4	78
SS&C Technologies Holdings, Inc.	10	497
Stratasys, Inc. (a)	5	62
Sumo Logic, Inc. (a)	6	52
Super Micro Computer, Inc. (a)	2	190
Synaptics Incorporated (a)	2	237
Synchronoss Technologies, Inc. (a)	4	3
Synopsys, Inc. (a)	3	848
Taskus, Inc. - Class A (a) (b)	—	8
TD SYNNEX Corporation	6	538
TE Connectivity Ltd. (c)	8	963
Teledyne Technologies Incorporated (a)	1	570
Telos Corporation (a)	5	27
Teradata Corporation (a)	4	146
Teradyne, Inc.	9	778
TESSCO Technologies Incorporated (a)	1	3
Texas Instruments Incorporated	34	5,597
The Hackett Group, Inc.	3	66
The Western Union Company	19	264
TransAct Technologies Incorporated (a)	—	1
Trimble Inc. (a)	8	416
TTEC Holdings, Inc.	5	201
TTM Technologies, Inc. (a)	9	142
Twilio Inc. - Class A (a)	2	98
Tyler Technologies, Inc. (a)	1	373
Uipath, Inc. - Class A (a)	8	105
Ultra Clean Holdings, Inc. (a)	3	99
Unisys Corporation (a)	4	20
Unity Software Inc. (a)	2	44
Universal Display Corporation	2	255
Upland Software, Inc. (a)	4	26
Veeco Instruments Inc. (a)	5	97
Verint Systems Inc. (a)	5	182
VeriSign, Inc. (a)	3	711
Vertex, Inc. - Class A (a)	2	28
ViaSat, Inc. (a)	5	155
Viavi Solutions Inc. (a)	17	176
Visa Inc. - Class A	41	8,520
Vishay Intertechnology, Inc.	11	239
Vishay Precision Group, Inc. (a)	1	27
Vm Consolidated, Inc. - Class A (a)	10	136
VMware, Inc. - Class A (a)	5	647

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Vontier Corporation	10	190
Western Digital Corporation (a)	13	423
Wex, Inc. (a)	3	438
Wolfspeed, Inc. (a) (b)	5	319
Workday, Inc. - Class A (a)	2	278
Xerox Holdings Corporation	13	185
Xperi Inc. (a)	6	50
Yext, Inc. (a)	10	63
Zebra Technologies Corporation - Class A (a)	2	453
Zoom Video Communications, Inc. - Class A (a)	2	151
Zscaler, Inc. (a)	1	144
		262,945
Financials 14.2%
1st Security Bank of Washington	1	17
1st Source Corporation	3	172
Acacia Research Corporation (a)	2	7
ACNB Corporation	1	34
ADS Alliance Data Systems, Inc.	5	177
Affiliated Managers Group, Inc.	4	595
AFLAC Incorporated	16	1,172
Ally Financial Inc.	24	577
Amalgamated Financial Corp.	2	51
A-Mark Precious Metals, Inc.	1	27
Ambac Financial Group, Inc. (a)	4	71
Amerant Bancorp Inc. - Class A	2	44
American Equity Investment Life Holding Company	9	390
American Express Company	17	2,517
American Financial Group, Inc.	5	717
American International Group, Inc.	34	2,174
American National Bankshares Inc.	1	23
Ameriprise Financial, Inc.	6	1,738
Ameris Bancorp	5	224
Amerisafe, Inc.	2	109
AON Public Limited Company - Class A	6	1,813
Arch Capital Group Ltd. (a)	17	1,039
Ares Management Corporation - Class A	4	275
Argo Group International Holdings, Ltd.	3	82
Arrow Financial Corporation	2	70
Arthur J. Gallagher & Co.	5	984
Artisan Partners Asset Management Inc. - Class A	4	110
Assetmark Financial Holdings, Inc. (a)	1	24
Associated Banc-Corp	14	323
Assurant, Inc.	4	502
Assured Guaranty Ltd.	6	394
Atlantic Union Bank	7	233
Atlanticus Holdings Corporation (a)	1	26
AXIS Capital Holdings Limited	6	298
Axos Financial, Inc. (a)	7	263
B. Riley & Co., LLC (b)	2	52
Banc of California, Inc.	6	88
BancFirst Corporation	3	304
Bank of America Corporation	168	5,576
Bank of Hawaii Corporation	3	241
Bank of Marin Bancorp	2	56
Bank of N.T. Butterfield & Son Limited (The)	6	166
Bank OZK	9	379
BankFinancial Corporation	2	22
BankUnited, Inc.	9	292
Banner Corporation	3	178
Bar Harbor Bankshares	1	42
Baycom Corp	1	17
BCB Bancorp, Inc.	1	24
Berkshire Hathaway Inc. - Class B (a)	42	12,897
Berkshire Hills Bancorp, Inc.	6	193
BGC Partners, Inc. - Class A	34	130
BlackRock, Inc.	3	2,341
Blackstone Inc. - Class A	18	1,305
Blucora, Inc. (a)	4	109
Blue Foundry Bancorp (a)	2	20
BOK Financial Corporation	4	458
Bridgewater Bancshares, Inc. (a) (c)	1	19
Brighthouse Financial, Inc. (a)	7	375
Brightsphere Investment Group Inc.	2	45
Brookline Bancorp, Inc.	7	102
Brown & Brown, Inc.	12	660
Business First Bancshares, Inc.	1	31
Byline Bancorp, Inc.	3	79
C&F Financial Corporation	—	2
Cadence Bank	15	382
Cambridge Bancorp	—	15
Camden National Corporation	2	79
Cannae Holdings, Inc. (a)	8	164
Capital Bancorp, Inc.	—	10
Capital City Bank Group, Inc.	1	33
Capital One Financial Corporation	15	1,351
Capitol Federal Financial	13	116
Capstar Financial Holdings, Inc.	1	14
Carter Bankshares, Inc. (a)	2	40
Cathay General Bancorp	7	274
Cboe Global Markets, Inc.	4	532
Central Pacific Financial Corp.	4	75
Central Valley Community Bancorp	—	5
Chubb Limited	10	2,180
Cincinnati Financial Corporation	6	630
Citigroup Inc.	49	2,237
Citizens & Northern Corporation	1	17
Citizens Financial Group, Inc.	23	921
Citizens, Inc. - Class A (a)	4	8
City Holding Company	1	123
Civista Bancshares, Inc.	2	49
CME Group Inc. - Class A	7	1,096
CNA Financial Corporation	1	63
CNB Financial Corporation	1	32
Coastal Financial Corporation (a)	—	12
Codorus Valley Bancorp, Inc.	—	8
Cohen & Steers, Inc.	4	276
Columbia Banking System, Inc.	6	194
Columbia Financial, Inc. (a)	6	120
Comerica Incorporated	9	630
Commerce Bancshares, Inc.	8	572
Community Bank System, Inc.	4	230
Community Trust Bancorp, Inc.	2	95
ConnectOne Bancorp, Inc.	6	133
Consumer Portfolio Services, Inc. (a)	2	19
Cowen Inc. - Class A	2	86
Crawford & Company - Class A	2	10
Crawford & Company - Class B	1	8
Credit Acceptance Corporation (a) (b)	1	660
Crossfirst Bankshares, Inc. (a)	2	27
Cullen/Frost Bankers, Inc.	5	646
Customers Bancorp, Inc. (a)	3	94
CVB Financial Corp.	11	290
Diamond Hill Investment Group, Inc. - Class A	—	89
Dime Community Bancshares, Inc.	4	140
Discover Financial Services	20	1,917
Donegal Group Inc. - Class A	2	23
Donnelley Financial Solutions, Inc. (a)	5	208
Eagle Bancorp, Inc.	4	158
East West Bancorp, Inc.	11	747
Eastern Bankshares, Inc.	2	43
eHealth, Inc. (a)	2	7
Employers Holdings, Inc.	4	157
Encore Capital Group, Inc. (a)	4	195
Enova International, Inc. (a)	4	165
Enstar Group Limited (a)	1	293
Enterprise Bancorp, Inc.	1	25
Enterprise Financial Services Corp.	3	144
Equitable Holdings, Inc.	29	841
Equity Bancshares, Inc. - Class A	1	35
Erie Indemnity Company - Class A	3	645
Esquire Financial Holdings, Inc.	—	13
ESSA Bancorp, Inc.	1	20
Essent Group Ltd.	10	401
Evercore Inc. - Class A	4	468
Everest Re Group, Ltd.	2	498
EZCORP, Inc. - Class A (a)	7	59
F&G Annuities & Life, Inc.	2	31
F.N.B. Corporation	30	396
FactSet Research Systems Inc.	1	406

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Farmers National Banc Corp.	1	11
FB Financial Corporation	5	163
Federal Agricultural Mortgage Corporation - Class C	1	101
Federated Hermes, Inc. - Class B	9	334
Fidelity National Financial, Inc. - Class A	23	869
Fifth Third Bancorp	28	931
Financial Institutions, Inc.	2	46
First American Financial Corporation	10	546
First Bancorp	4	151
First Bancorp.	22	279
First Bancshares Inc.	1	25
First Bank of New Jersey	1	16
First Busey Corporation	4	97
First Business Financial Services, Inc.	1	34
First Citizens BancShares, Inc. - Class A	1	573
First Commonwealth Financial Corporation	8	118
First Community Bancshares, Inc.	2	59
First Financial Bancorp.	7	173
First Financial Bankshares, Inc.	10	333
First Financial Corporation	1	44
First Financial Northwest, Inc.	1	15
First Foundation Inc.	4	59
First Hawaiian, Inc.	9	222
First Horizon Corporation	40	977
First Internet Bancorp	1	20
First Interstate BancSystem, Inc. - Class A	8	308
First Merchants Corporation	5	214
First Mid Bancshares, Inc.	2	53
First Republic Bank	6	677
First Western Financial, Inc. (a)	1	15
FirstCash Holdings, Inc.	4	304
Flushing Financial Corporation	3	68
Franklin Resources, Inc.	20	526
Fulton Financial Corporation	15	259
FVCBankcorp, Inc. (a)	1	24
GBLI Holdings, LLC - Class A	1	22
Genworth Financial, Inc. - Class A (a)	49	258
German American Bancorp, Inc.	3	102
Glacier Bancorp, Inc.	6	313
Globe Life Inc.	6	739
Goosehead Insurance, Inc. - Class A (a)	1	48
Great Southern Bancorp, Inc.	2	109
Green Dot Corporation - Class A (a)	3	55
Greenhill & Co., Inc.	3	26
Greenlight Capital Re, Ltd. - Class A (a)	3	26
Guaranty Bancshares, Inc.	—	14
Hallmark Financial Services, Inc. (a)	2	1
Hamilton Lane Incorporated - Class A	1	94
Hancock Whitney Corporation	6	274
Hanmi Financial Corporation	3	86
HarborOne Bancorp, Inc.	8	107
HBT Financial, Inc.	1	13
HCI Group, Inc. (b)	2	60
Heartland Financial USA, Inc.	4	204
Hennessy Advisors, Inc. (b)	—	3
Heritage Commerce Corp	5	59
Heritage Financial Corporation	4	129
Heritage Insurance Holdings, Inc.	3	5
Hilltop Holdings Inc.	9	266
Home BancShares, Inc.	11	261
HomeStreet, Inc.	3	79
Hometrust Bancshares, Inc.	1	35
Hope Bancorp, Inc.	13	162
Horace Mann Educators Corporation	4	141
Horizon Bancorp, Inc.	5	68
Houlihan Lokey, Inc. - Class A	5	423
Huntington Bancshares Incorporated	57	799
Independence Holdings, LLC	14	482
Independent Bank Corp.	5	427
Independent Bank Corporation	3	60
Independent Bank Group, Inc.	4	251
Interactive Brokers Group, Inc. - Class A	2	180
Intercontinental Exchange, Inc.	10	996
International Bancshares Corporation	6	273
Invesco Ltd.	25	451
Investors Title Company	—	15
James River Group, Inc.	2	33
Janus Henderson Group PLC	14	340
Jefferies Financial Group Inc.	18	617
JPMorgan Chase & Co.	94	12,629
K.K.R. Co., Inc. - Class A	16	731
Kearny Financial Corp	11	112
KeyCorp	37	641
Kinsale Capital Group, Inc.	1	385
Lakeland Bancorp, Inc.	7	129
Lakeland Financial Corporation	2	128
Lazard Ltd - Class A	9	299
LendingClub Corporation (a)	15	128
LendingTree, Inc. (a)	—	9
Lincoln National Corporation	7	217
Live Oak Bancshares, Inc.	4	130
Loews Corporation	10	590
Longlade, Dr Charles W	2	29
LPL Financial Holdings Inc.	5	992
Luther Burbank Corporation	1	10
M&T Bank Corporation	8	1,156
Macatawa Bank Corporation	1	7
Maiden Holdings, Ltd. (a)	9	19
Markel Corporation (a)	1	744
MarketAxess Holdings Inc.	2	542
Marsh & Mclennan Companies, Inc.	13	2,092
MBIA Inc. (a)	14	180
Mercantile Bank Corporation	2	68
Merchants Bancorp, Inc.	1	18
Mercury General Corporation	5	163
MetLife, Inc.	17	1,206
Metrocity Bankshares, Inc.	1	19
Metropolitan Bank Holding Corp. (a)	1	77
MGIC Investment Corporation	26	333
Mid Penn Bancorp, Inc.	1	17
Midland States Bancorp, Inc.	2	41
MidWestOne Financial Group, Inc.	1	24
Moelis & Company - Class A	4	144
Moody's Corporation	5	1,335
Morgan Stanley	45	3,860
Morningstar, Inc.	3	604
Mr. Cooper Group Inc. (a)	7	272
MSCI Inc. - Class A	2	992
MVB Financial Corp.	1	13
Nasdaq, Inc.	17	1,058
National Bank Holdings Corporation - Class A	3	128
National Bankshares, Inc.	—	3
National Western Life Group, Inc. - Class A	—	105
Navient Corporation	19	314
NBT Bancorp Inc.	5	196
Nelnet, Inc. - Class A	3	238
New York Community Bancorp, Inc. - Series A	58	496
NI Holdings Inc. (a)	1	12
Nicholas Financial, Inc. (a)	1	4
Nicolet Bankshares, Inc. (a)	—	22
NMI Holdings, Inc. - Class A (a)	7	149
Northeast Bank	—	21
Northern Trust Corporation	9	838
Northfield Bancorp Inc.	5	83
Northrim Bancorp, Inc.	—	22
Northwest Bancshares, Inc.	12	170
Norwood Financial Corp.	—	11
OceanFirst Financial Corp.	7	150
Ocwen Financial Corporation (a)	—	7
OFG Bancorp	6	171
Old National Bancorp	25	456
Old Republic International Corporation	23	552
Old Second Bancorp, Inc.	1	11
Open Lending Corporation - Class A (a)	3	20
Oppenheimer Holdings Inc. - Class A	1	46
Origin Bancorp, Inc.	1	30
Orrstown Financial Services, Inc.	1	16
P.C.B. Bancorp, Inc.	1	9
Pacific Premier Bancorp, Inc.	9	273
PacWest Bancorp	7	171

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Palomar Holdings, Inc. (a)	1	36
Park National Corporation	1	199
Parke Bancorp, Inc.	1	14
Pathward Financial, Inc.	3	148
Peapack-Gladstone Financial Corporation	2	85
Penns Woods Bancorp, Inc.	—	9
PennyMac Financial Services, Inc.	1	59
Peoples Bancorp Inc.	2	59
Peoples Financial Services Corp.	—	11
Pinnacle Financial Partners, Inc.	5	349
Pioneer Bancorp, Inc. (a)	1	13
Piper Sandler Companies	2	234
PJT Partners Inc. - Class A	1	78
Popular, Inc.	7	458
PRA Group, Inc. (a)	4	151
Preferred Bank	2	119
Premier Financial Corporation	3	94
Primerica, Inc.	4	525
Primis Financial Corp.	3	37
Principal Financial Group, Inc.	11	959
ProAssurance Corporation	6	106
PROG Holdings, Inc. (a)	6	97
Prosperity Bancshares, Inc.	7	495
Provident Bancorp Inc.	1	8
Provident Financial Holdings, Inc.	—	6
Provident Financial Services, Inc.	7	145
Prudential Financial, Inc.	13	1,283
QCR Holdings, Inc.	1	48
Radian Group Inc.	15	277
Raymond James Financial, Inc.	9	971
Red River Bancshares, Inc.	—	10
Regional Management Corp.	2	50
Regions Financial Corporation	37	791
Reinsurance Group of America, Incorporated	4	556
RenaissanceRe Holdings Ltd	3	471
Renasant Corporation	5	202
Republic Bancorp, Inc. - Class A	2	74
Republic First Bancorp, Inc. (a)	2	5
RLI Corp.	3	330
Robinhood Markets, Inc. - Class A (a)	12	100
Rocket Companies, Inc. - Class A	13	89
S & T Bancorp, Inc.	4	132
S&P Global Inc.	6	2,022
Safety Insurance Group, Inc.	2	138
Sandy Spring Bancorp, Inc.	5	164
Seacoast Banking Corporation of Florida	4	118
SEI Investments Company	11	616
Selective Insurance Group, Inc.	4	397
ServisFirst Bancshares, Inc.	4	272
Shore Bancshares, Inc.	1	26
Sierra BanCorp	1	31
Signature Bank	2	265
Simmons First National Corporation - Class A	9	190
SiriusPoint Ltd (a)	12	68
SLM Corporation	33	552
Smartfinancial, Inc.	1	24
South Plains Financial, Inc.	1	21
Southern First Bancshares, Inc. (a)	1	55
Southern Missouri Bancorp, Inc.	1	26
Southside Bancshares, Inc.	4	140
Southstate Corporation	5	419
State Street Corporation	13	1,033
Stellar Bancorp, Inc.	4	107
Sterling Bancorp, Inc. (a)	3	16
Stewart Information Services Corporation	3	108
Stifel Financial Corp.	8	474
Stock Yards Bancorp, Inc.	2	125
StoneX Group Inc. (a)	2	176
Summit Financial Group, Inc.	1	21
SVB Financial Group (a)	2	519
Synchrony Financial	34	1,110
Synovus Financial Corp.	10	390
T. Rowe Price Group, Inc.	12	1,259
Territorial Bancorp Inc.	1	26
Texas Capital Bancshares, Inc. (a)	5	297
TFS Financial Corporation	11	153
The Allstate Corporation	11	1,474
The Bancorp, Inc. (a)	7	186
The Bank of New York Mellon Corporation	19	870
The Carlyle Group, Inc.	19	579
The Charles Schwab Corporation	30	2,529
The First Bancorp, Inc.	1	34
The First of Long Island Corporation	2	42
The Goldman Sachs Group, Inc.	10	3,507
The Hanover Insurance Group, Inc.	4	484
The Hartford Financial Services Group, Inc.	19	1,461
The Hingham Institute for Savings	—	115
The PNC Financial Services Group, Inc.	10	1,503
The Progressive Corporation	10	1,285
The Travelers Companies, Inc.	14	2,610
Tiptree Inc.	3	41
Tompkins Financial Corporation	2	122
TowneBank	7	206
Tradeweb Markets Inc. - Class A	4	238
TriCo Bancshares	4	181
Triumph Bancorp, Inc. (a)	2	107
Truist Financial Corporation	30	1,299
Trupanion, Inc. (a) (b)	1	48
Trustco Bank Corp N Y	2	85
Trustmark Corporation	6	195
U.S. Bancorp	46	1,998
UMB Financial Corporation	4	351
Umpqua Holdings Corporation	18	319
United Bankshares, Inc.	12	483
United Community Banks, Inc.	8	267
United Fire Group, Inc.	3	82
United Insurance Holdings Corp.	2	2
Unity Bancorp, Inc.	—	10
Universal Insurance Holdings, Inc.	6	64
Univest Financial Corporation	3	79
Unum Group	15	633
Valley National Bancorp	32	359
Velocity Financial Inc. (a)	1	9
Veritex Holdings, Inc.	4	105
Victory Capital Holdings, Inc. - Class A	3	71
Virtu Financial, Inc. - Class A	9	174
Virtus Investment Partners, Inc.	1	154
Voya Financial, Inc.	7	433
W. R. Berkley Corporation	11	833
Walker & Dunlop, Inc.	3	259
Washington Federal, Inc.	7	234
Washington Trust Bancorp, Inc.	2	97
Waterstone Financial, Inc.	3	56
Webster Financial Corporation	15	698
Wells Fargo & Company	99	4,103
WesBanco, Inc.	6	212
West Bancorporation, Inc.	2	46
Westamerica Bancorporation	3	166
Western Alliance Bancorporation	7	427
Westwood Holdings Group, Inc.	1	9
White Mountains Insurance Group Ltd	—	362
Willis Towers Watson Public Limited Company	4	996
Wintrust Financial Corporation	4	344
WisdomTree, Inc.	17	94
World Acceptance Corporation (a)	1	60
WSFS Financial Corporation	6	277
Zions Bancorporation, National Association	10	486
Zurich American Corporation	6	318
		176,884
Health Care 13.4%
10X Genomics, Inc. - Class A (a)	1	52
Abbott Laboratories	40	4,375
AbbVie Inc.	48	7,735
Acadia Healthcare Company, Inc. (a)	6	469
ACADIA Pharmaceuticals Inc. (a)	5	83
Accolade, Inc. (a)	8	65
Accuray Incorporated (a)	6	12
Adaptive Biotechnologies Corporation (a)	4	27
Addus HomeCare Corporation (a)	1	110

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Adicet Therapeutics, Inc. (a)	7	59
Adverum Biotechnologies, Inc. (a) (b)	10	6
Affimed N.V. (a)	8	10
Agilent Technologies, Inc.	5	735
Agiliti, Inc. (a)	4	59
Agilon Health Management, Inc. (a) (b)	11	178
Agios Pharmaceuticals, Inc. (a)	2	60
Albireo Pharma, Inc. (a)	2	50
Aldeyra Therapeutics, Inc. (a)	4	29
Alerislife Inc. (a)	—	—
Align Technology, Inc. (a)	1	282
Alkermes Public Limited Company (a)	9	236
Allakos Inc. (a)	—	3
Allogene Therapeutics, Inc. (a)	13	83
Allscripts Healthcare Solutions, Inc. (a)	13	228
Alnylam Pharmaceuticals, Inc. (a)	3	613
Amedisys, Inc. (a)	2	184
American Well Corporation - Class A (a)	6	17
AmerisourceBergen Corporation	7	1,209
Amgen Inc.	16	4,173
AMN Healthcare Services, Inc. (a)	4	381
Amneal Pharmaceuticals, Inc. - Class A (a)	5	10
Amphastar Pharmaceuticals, Inc. (a)	4	118
Anaptysbio, Inc. (a)	2	62
AngioDynamics, Inc. (a)	4	61
ANI Pharmaceuticals, Inc. (a)	1	32
Anika Therapeutics, Inc. (a)	1	44
Apollo Medical Holdings, Inc. (a) (d)	2	59
Arcus Biosciences, Inc. (a)	6	114
Arcutis Biotherapeutics, Inc. (a)	6	91
Ardelyx, Inc. (a)	1	2
Artivion, Inc. (a)	3	34
Atara Biotherapeutics, Inc. (a)	4	14
AtriCure, Inc. (a)	2	77
Atrion Corporation	—	91
Avanos Medical, Inc. (a)	5	123
Avantor, Inc. (a)	27	577
Avidity Biosciences, Inc. (a)	2	52
Axonics, Inc. (a)	1	85
Azenta, Inc. (a)	2	92
Baxter International Inc.	13	647
Becton, Dickinson and Company	5	1,176
Biogen Inc. (a)	5	1,465
BioLife Solutions, Inc. (a)	2	37
BioMarin Pharmaceutical Inc. (a)	6	582
Bio-Rad Laboratories, Inc. - Class A (a)	1	394
Bio-Techne Corporation	5	392
Bluebird Bio, Inc. (a)	4	27
Blueprint Medicines Corporation (a)	2	103
Boston Scientific Corporation (a)	25	1,164
Bristol-Myers Squibb Company	66	4,728
Brookdale Senior Living Inc. (a)	23	62
Bruker Corporation	11	723
C4 Therapeutics, Inc. (a)	7	42
Cara Therapeutics, Inc. (a)	4	44
Cardinal Health, Inc.	13	1,016
Cardiovascular Systems, Inc. (a)	3	42
Caredx, Inc. (a)	2	19
Castle Biosciences, Inc. (a)	—	1
Catalent, Inc. (a)	6	258
Catalyst Pharmaceuticals, Inc. (a)	7	140
Celldex Therapeutics, Inc. (a)	1	31
Centene Corporation (a)	15	1,212
Certara, Inc. (a)	6	93
Charles River Laboratories International, Inc. (a)	3	667
Chemed Corporation	1	546
Chimerix, Inc. (a)	5	10
Chinook Therapeutics, Inc. (a)	5	122
Cigna Corporation	10	3,388
Collegium Pharmaceutical, Inc. (a)	2	39
Community Health Systems, Inc. (a)	12	51
Computer Programs and Systems, Inc. (a)	1	20
Concert Pharmaceuticals, Inc. (a)	—	2
CONMED Corporation	2	137
Corcept Therapeutics Incorporated (a)	6	118
Coronado Topco, Inc. (a)	2	161
CorVel Corporation (a)	1	185
CRISPR Therapeutics AG (a)	3	116
Cross Country Healthcare, Inc. (a)	2	63
Cryoport, Inc. (a)	2	36
Cumberland Pharmaceuticals, Inc. (a)	1	2
CVS Health Corporation	43	4,016
Danaher Corporation	14	3,842
DaVita Inc. (a)	4	281
Day One Biopharmaceuticals, Inc. (a)	1	27
Deciphera Pharmaceuticals, Inc. (a)	5	85
Denali Therapeutics Inc. (a)	5	149
Dentsply Sirona Inc.	11	341
DexCom, Inc. (a)	5	541
Doximity, Inc. - Class A (a)	2	54
Dynavax Technologies Corporation (a)	4	47
Eagle Pharmaceuticals, Inc. (a)	1	39
Editas Medicine, Inc. (a)	2	16
Edwards Lifesciences Corporation (a)	10	717
Eiger Biopharmaceuticals, Inc. (a)	—	1
Elanco Animal Health Incorporated (a)	23	286
Elevance Health, Inc.	6	2,979
Eli Lilly and Company	23	8,319
Embecta Corp.	1	23
Emergent BioSolutions Inc. (a)	4	48
Enanta Pharmaceuticals, Inc. (a)	2	74
Encompass Health Corporation	8	470
Enhabit Inc. (a)	4	52
Enovis Corporation (a)	3	178
Envista Holdings Corporation (a)	12	408
Enzo Biochem, Inc. (a)	4	5
Evolent Health, Inc. - Class A (a)	6	168
Exact Sciences Corporation (a)	3	157
Exelixis, Inc. (a)	21	338
Fate Therapeutics, Inc. (a)	2	16
Fulcrum Therapeutics, Inc. (a)	2	16
Fulgent Genetics, Inc. (a)	1	43
G1 Therapeutics, Inc. (a)	4	19
Generation Bio Co. (a)	2	9
Gilead Sciences, Inc.	51	4,392
Glaukos Corporation (a)	3	110
Globus Medical, Inc. - Class A (a)	6	418
Haemonetics Corporation (a)	3	274
Halozyme Therapeutics, Inc. (a)	8	437
Harmony Biosciences Holdings Inc. (a)	2	95
Harvard Bioscience, Inc. (a)	2	4
HCA Healthcare, Inc.	5	1,138
Health Catalyst, Inc. (a)	1	13
HealthEquity, Inc. (a)	5	290
Healthstream, Inc. (a)	2	53
Henry Schein, Inc. (a)	7	551
Heska Corporation (a)	—	10
Hologic, Inc. (a)	17	1,275
Horizon Orphan LLC (a)	2	31
Horizon Therapeutics Public Limited Company (a)	7	852
Humana Inc.	3	1,575
IDEAYA Biosciences, Inc. (a)	1	27
IDEXX Laboratories, Inc. (a)	3	1,048
Illumina, Inc. (a)	4	808
ImmunoGen, Inc. (a)	12	61
Immunovant, Inc. (a)	2	41
Inari Medical, Inc. (a)	1	56
Incyte Corporation (a)	6	499
Innoviva, Inc. (a)	12	158
Inogen, Inc. (a)	1	24
Insulet Corporation (a)	1	338
Integer Holdings Corporation (a)	3	198
Integra LifeSciences Holdings Corporation (a)	5	288
Intellia Therapeutics, Inc. (a)	3	102
Intra-Cellular Therapies, Inc. (a)	4	213
Intuitive Surgical, Inc. (a)	5	1,302
Ionis Pharmaceuticals, Inc. (a)	4	139
Iovance Biotherapeutics, Inc. (a)	10	66
IQVIA Holdings Inc (a)	6	1,228
Iradimed Corp.	—	12

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Ironwood Pharmaceuticals, Inc. - Class A (a)	13	165
Iveric Bio, Inc. (a)	10	214
Jazz Pharmaceuticals Public Limited Company (a)	4	603
Johnson & Johnson	63	11,133
KalVista Pharmaceuticals Inc. (a)	2	13
Karuna Therapeutics, Inc. (a)	1	126
Kezar Life Sciences, Inc. (a)	5	35
Kodiak Sciences Inc. (a)	3	19
Krystal Biotech, Inc. (a)	2	129
Kura Oncology, Inc. (a)	3	32
Kymera Therapeutics, Inc. (a)	2	49
Laboratory Corporation of America Holdings	4	971
Lantheus Holdings, Inc. (a)	5	252
LeMaitre Vascular, Inc.	2	74
Lensar, Inc. (a)	—	1
LHC Group, Inc. (a)	2	328
Ligand Pharmaceuticals Incorporated (a)	1	84
LivaNova PLC (a)	4	196
Lumos Pharma, Inc. (a)	—	1
MacroGenics, Inc. (a)	3	21
Maravai LifeSciences Holdings, Inc. - Class A (a)	5	70
Masimo Corporation (a)	3	465
McKesson Corporation	4	1,445
Medpace Holdings, Inc. (a)	2	516
Medtronic, Inc.	25	1,949
MeiraGTx Holdings plc (a)	1	7
Merck & Co., Inc.	75	8,292
Meridian Bioscience, Inc. (a)	4	143
Merit Medical Systems, Inc. (a)	4	251
Mersana Therapeutics, Inc. (a)	8	44
Mesa Laboratories, Inc.	—	44
Mettler-Toledo International Inc. (a)	1	1,305
Mirati Therapeutics, Inc. (a)	2	70
Moderna, Inc. (a)	14	2,548
ModivCare Inc. (a)	2	141
Molina Healthcare, Inc. (a)	2	807
Morphic Holding, Inc. (a)	1	33
Myriad Genetics, Inc. (a)	6	82
National HealthCare Corporation	2	117
National Research Corporation	1	26
Nektar Therapeutics (a)	6	13
Neogen Corporation (a)	16	236
Neogenomics, Inc. (a)	3	29
Neurocrine Biosciences, Inc. (a)	4	448
NextGen Healthcare, Inc. (a)	7	139
NGM Biopharmaceuticals, Inc. (a)	4	18
Novocure Limited (a)	1	94
Nurix Therapeutics, Inc. (a)	3	37
NuVasive, Inc. (a)	4	157
OmniAb, Inc. (a) (e)	—	—
OmniAb, Inc. (a) (e)	—	—
OmniAb, Inc. (a)	6	22
Omnicell, Inc. (a)	2	123
OPKO Health, Inc. (a)	34	43
OptimizeRX Corporation (a)	2	42
Option Care Health, Inc. (a)	6	191
Orasure Technologies, Inc. (a)	4	20
Organogenesis Holdings Inc. - Class A (a)	8	22
Organon & Co.	16	455
Orthofix Medical Inc. (a)	3	66
Orthopediatrics Corp. (a)	1	55
Owens & Minor, Inc. (a)	7	134
Pacific Biosciences of California, Inc. (a)	5	45
Pacira Pharmaceuticals, Inc. (a)	1	39
Patterson Companies, Inc.	8	233
PDL BioPharma, Inc. (a) (e)	6	14
Pediatrix Medical Group, Inc. (a)	7	101
Penumbra, Inc. (a)	1	193
PerkinElmer, Inc.	5	668
Perrigo Company Public Limited Company	9	301
PetIQ, Inc. - Class A (a)	2	14
Pfizer Inc.	149	7,629
Phibro Animal Health Corporation - Class A	2	21
Phreesia, Inc. (a)	4	133
PMV Pharmaceuticals, Inc. (a)	6	55
Pphm, Inc. (a)	3	35
Premier Healthcare Solutions, Inc. - Class A	9	324
Prestige Consumer Healthcare Inc. (a)	5	328
Progyny, Inc. (a)	2	61
Protagonist Therapeutics, Inc. (a)	6	66
Prothena Corporation Public Limited Company (a)	4	256
Psychemedics Corporation	1	3
Quest Diagnostics Incorporated	7	1,042
RadNet, Inc. (a)	4	71
Regeneron Pharmaceuticals, Inc. (a)	3	2,465
Regenxbio Inc. (a)	3	78
Relay Therapeutics, Inc. (a)	2	33
Repligen Corporation (a)	2	422
Replimune Group, Inc. (a)	3	92
ResMed Inc.	4	866
Revolution Medicines, Inc. (a)	3	74
Rhythm Pharmaceuticals, Inc. (a)	1	15
Rocket Pharmaceuticals, Inc. (a)	3	67
Sage Therapeutics Inc. (a)	1	50
Sangamo Therapeutics, Inc. (a)	13	40
Sarepta Therapeutics, Inc. (a)	2	316
Schrodinger, Inc. (a)	1	18
Seagen Inc. (a)	2	320
SeaSpine Holdings Corporation (a)	1	5
Seer, Inc. - Class A (a)	8	46
Select Medical Holdings Corporation	13	323
Shockwave Medical, Inc. (a)	1	116
SI-BONE, Inc. (a)	2	33
SIGA Technologies, Inc.	6	41
Simulations Plus, Inc.	2	58
Sotera Health LLC (a)	13	106
Spectrum Pharmaceuticals, Inc. (a)	3	1
Springworks Therapeutics, Inc. (a)	1	27
STAAR Surgical Company (a)	1	50
Steris Limited	3	614
Stoke Therapeutics, Inc. (a)	2	21
Stryker Corporation	5	1,292
Supernus Pharmaceuticals, Inc. (a)	5	163
Surgalign Holdings, Inc. (a)	—	—
Surmodics, Inc. (a)	1	49
Sutro Biopharma, Inc. (a)	6	49
Symbion, Inc. (a)	3	93
Syndax Pharmaceuticals, Inc. (a)	1	16
Syneos Health, Inc. - Class A (a)	7	265
Tandem Diabetes Care, Inc. (a)	2	73
Taro Pharmaceutical Industries Ltd (a)	3	86
Tarsus Pharmaceuticals, Inc. (a)	2	22
Teladoc Health, Inc. (a)	4	89
Teleflex Incorporated	2	408
Tenet Healthcare Corporation (a)	8	368
The Cooper Companies, Inc.	2	532
The Ensign Group, Inc.	5	445
The Pennant Group, Inc. (a)	3	30
Thermo Fisher Scientific Inc.	7	3,902
Twist Bioscience Corporation (a)	1	13
U. S. Physical Therapy, Inc.	1	91
UFP Technologies, Inc. (a)	—	35
Ultragenyx Pharmaceutical Inc. (a)	3	117
United Therapeutics Corporation (a)	3	770
UnitedHealth Group Incorporated	22	11,483
Universal Health Services, Inc. - Class B	5	683
Utah Medical Products, Inc.	—	20
Vanda Pharmaceuticals Inc. (a)	5	35
Varex Imaging Corporation (a)	6	121
Vaxcyte, Inc. (a)	4	182
Veeva Systems Inc. - Class A (a)	2	330
Veracyte, Inc. (a)	3	81
Vericel Corporation (a)	2	46
Vertex Pharmaceuticals Incorporated (a)	6	1,614
Viatris Inc.	56	620
Waters Corporation (a)	2	682
West Pharmaceutical Services, Inc.	2	495
Xencor, Inc. (a)	4	113
Zimmer Biomet Holdings, Inc.	6	768
ZimVie Inc. (a)	1	6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Zoetis Inc. - Class A	13	1,954
		166,427
Industrials 12.5%
3M Company	16	1,883
A. O. Smith Corporation	10	570
AAON, Inc.	3	225
AAR Corp. (a)	4	196
ABM Industries Incorporated	5	207
ACCO Brands Corporation	11	64
Acuity Brands, Inc.	2	404
ACV Auctions Inc. - Class A (a)	9	78
Advanced Drainage Systems, Inc.	5	447
AECOM	5	462
Aerojet Rocketdyne Holdings, Inc. (a)	6	325
AeroVironment, Inc. (a)	1	118
AGCO Corporation	6	887
Air Lease Corporation - Class A	11	440
Air Transport Services Group, Inc. (a)	7	181
Alamo Group Inc.	1	115
Alaska Air Group, Inc. (a)	9	374
Albany International Corp. - Class A	2	201
Allegiant Travel Company (a)	1	39
Allegion Public Limited Company	6	632
Allied Motion Technologies Inc.	2	65
Allison Systems, Inc.	10	418
Alta Equipment Group Inc. - Class A	2	27
Altra Industrial Motion Corp.	5	279
Ameresco, Inc. - Class A (a)	1	65
American Airlines Group Inc. (a)	29	365
American Woodmark Corporation (a)	1	59
AMETEK, Inc.	7	1,033
APi Group Corp (a)	14	264
Apogee Enterprises, Inc.	4	156
Applied Industrial Technologies, Inc.	3	364
Arcbest Corporation	3	194
Arcosa, Inc.	4	208
Argan, Inc.	2	61
Armstrong World Industries, Inc.	3	222
ASGN Incorporated (a)	4	322
Astec Industries, Inc.	2	68
Astronics Corporation (a)	2	23
Astronics Corporation - Class B (a)	1	15
Atkore Inc. (a)	4	497
Atlas Air Worldwide Holdings, Inc. (a)	3	285
Avis Budget Group, Inc. (a)	3	447
Axon Enterprise, Inc. (a)	3	563
AZZ Inc.	3	104
Barnes Group Inc.	5	187
Barrett Business Services, Inc.	1	109
Beacon Roofing Supply, Inc. (a)	7	382
BlueLinx Holdings Inc. (a)	1	82
Boise Cascade Company	5	311
Booz Allen Hamilton Holding Corporation - Class A	7	750
Brady Corporation - Class A	4	194
BrightView Holdings, Inc. (a)	7	47
Builders FirstSource, Inc. (a)	16	1,057
BWXT Government Group, Inc.	6	324
C.H. Robinson Worldwide, Inc.	7	656
Caci International Inc. - Class A (a)	2	472
Carlisle Companies Incorporated	3	672
Carrier Global Corporation	43	1,792
Casella Waste Systems, Inc. - Class A (a)	3	230
Caterpillar Inc.	15	3,661
CBIZ, Inc. (a)	5	226
CECO Environmental Corp. (a)	3	37
Chart Industries, Inc. (a)	2	282
Cimpress Public Limited Company (a)	2	49
Cintas Corporation	3	1,203
CIRCOR International, Inc. (a)	2	38
Civeo Corporation (a)	1	21
Clarivate PLC (a)	15	122
Clean Harbors, Inc. (a)	5	590
Columbus McKinnon Corporation	2	78
Comfort Systems USA, Inc.	3	305
Commercial Vehicle Group, Inc. (a)	5	31
Concrete Pumping Holdings, Inc. (a)	1	7
Construction Partners, Inc. - Class A (a)	3	92
Copa Holdings, S.A. - Class A (a)	3	211
Copart, Inc. (a)	14	864
Costamare Inc.	8	74
CoStar Group, Inc. (a)	8	621
Covenant Logistics Group, Inc. - Class A	2	77
CRA International, Inc.	1	131
Crane Holdings, Co.	5	463
CSW Industrials, Inc.	2	177
CSX Corporation	58	1,797
Cummins Inc.	6	1,430
Curtiss-Wright Corporation	3	500
Daseke Companies, Inc. (a)	3	16
Deere & Company	8	3,329
Delta Air Lines, Inc. (a)	37	1,215
Deluxe Corporation	5	79
Distribution Solutions Group, Inc. (a)	—	17
Donaldson Company, Inc.	9	507
Douglas Dynamics, Inc.	3	102
Dover Corporation	6	880
Ducommun Incorporated (a)	1	65
Dun & Bradstreet Holdings, Inc.	9	112
DXP Enterprises, Inc. (a)	2	49
Dycom Industries, Inc. (a)	3	279
Eagle Bulk Shipping Inc.	—	17
Eaton Corporation Public Limited Company	10	1,497
EMCOR Group, Inc.	4	639
Emerson Electric Co.	9	860
Encore Wire Corporation	2	294
Energy Recovery, Inc. (a)	4	87
Enerpac Tool Group Corp. - Class A	5	124
EnerSys	3	239
Eneti Inc.	1	10
Ennis, Inc.	3	72
EnPro Industries, Inc.	2	232
Equifax Inc.	5	984
ESAB Corporation	3	156
ESCO Technologies Inc.	2	170
Evoqua Water Technologies Corp. (a)	6	224
Expeditors International of Washington, Inc.	10	1,082
Exponent, Inc.	3	311
Fastenal Company	25	1,202
Federal Signal Corporation	4	172
FedEx Corporation	11	1,888
First Advantage Corporation (a)	4	50
Flowserve Corporation	9	273
Fluor Corporation (a)	8	268
Forrester Research, Inc. (a)	2	60
Fortive Corporation	12	782
Fortune Brands Innovations, Inc.	11	652
Forward Air Corporation	2	251
Franklin Covey Co. (a)	1	51
Franklin Electric Co., Inc.	4	284
FTI Consulting, Inc. (a)	3	412
FuelCell Energy, Inc. (a)	13	35
Gates Industrial Corporation PLC (a)	5	60
GATX Corporation	3	301
Genco Shipping & Trading Limited	1	12
Gencor Industries, Inc. (a)	1	5
Generac Holdings Inc. (a)	2	177
General Dynamics Corporation	6	1,410
General Electric Company	18	1,496
Gibraltar Industries, Inc. (a)	4	171
Global Industrial Company	3	75
GMS Inc. (a)	4	214
Graco Inc.	10	643
GrafTech International Ltd.	12	58
Graham Corporation (a)	—	4
Granite Construction Incorporated	5	183
Great Lakes Dredge & Dock Corporation (a)	7	44
Griffon Corporation	5	170
GXO Logistics Inc. (a)	8	360
H&E Equipment Services, Inc.	3	159

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Harsco Corporation (a)	8	49
Hawaiian Holdings, Inc. (a)	5	54
Hayward Holdings, Inc. (a)	3	30
Healthcare Services Group, Inc.	5	60
Heartland Express, Inc.	9	144
HEICO Corporation	2	245
HEICO Corporation - Class A	2	228
Heidrick & Struggles International, Inc.	2	61
Helios Technologies, Inc.	2	118
Herc Holdings Inc.	4	479
Heritage-Crystal Clean, Inc. (a)	1	33
Hertz Global Holdings, Inc. (a)	22	342
Hexcel Corporation	6	330
Hillenbrand, Inc.	5	233
HNI Corporation	4	111
Honeywell International Inc.	16	3,517
Howmet Aerospace Inc.	17	660
Hub Group, Inc. - Class A (a)	3	245
Hubbell Incorporated	2	518
Hudson Global, Inc. (a)	—	1
Hudson Technologies, Inc. (a)	8	84
Huntington Ingalls Industries, Inc.	3	766
Hurco Companies, Inc.	—	8
Huron Consulting Group Inc. (a)	2	163
Hyster-Yale Materials Handling, Inc. - Class A	1	28
IAA Spinco Inc. (a)	8	331
ICF International, Inc.	2	204
IDEX Corporation	2	550
IES Holdings, Inc. (a)	2	74
Illinois Tool Works Inc.	9	1,995
Ingersoll Rand Inc.	15	801
Insperity, Inc.	2	249
Insteel Industries, Inc.	2	57
Interface, Inc. - Class A	8	82
ITT Inc.	6	449
J. B. Hunt Transport Services, Inc.	6	1,028
Jacobs Solutions Inc.	4	521
JELD-WEN Holding, Inc. (a)	9	82
JetBlue Airways Corporation (a)	28	179
John Bean Technologies Corporation	2	214
Johnson Controls International Public Limited Company	11	705
Kadant Inc.	1	187
Kaman Corporation	3	63
KAR Auction Services, Inc. (a)	12	155
KBR, Inc.	9	453
Kelly Services, Inc. - Class A	4	60
Kennametal Inc.	8	194
Kforce Inc.	3	147
Kimball International, Inc. - Class B	4	28
Kirby Corporation (a)	5	296
Knight-Swift Transportation Holdings Inc. - Class A	13	704
Korn Ferry	5	264
Kratos Defense & Security Solutions, Inc. (a)	8	78
L. B. Foster Company (a)	1	10
L3Harris Technologies, Inc.	4	841
Landstar System, Inc.	3	544
Leidos Holdings, Inc.	6	611
Lennox International Inc.	2	554
Lincoln Electric Holdings, Inc.	4	628
Lindsay Corporation	1	128
Lockheed Martin Corporation	9	4,483
LSI Industries Inc.	1	14
Luxfer Holdings PLC	2	21
Lyft, Inc. - Class A (a)	6	71
ManpowerGroup Inc.	4	304
Marten Transport, Ltd.	11	212
Masco Corporation	8	357
Masonite International Corporation (a)	2	194
MasTec, Inc. (a)	6	552
Masterbrand, Inc. (a)	11	86
Matrix Service Company (a)	3	20
Matson Intermodal - Paragon, Inc.	5	306
Matthews International Corporation - Class A	3	104
Maxar Technologies Inc.	5	264
Mayville Engineering Company, Inc. (a)	1	12
McGrath RentCorp	2	209
MDU Resources Group, Inc.	16	476
Mercury Systems, Inc. (a)	3	136
Miller Industries, Inc.	1	34
Millerknoll, Inc.	8	170
Mine Safety Appliances Company, LLC	2	286
Mistras Group, Inc. (a)	3	13
Monocle Acquisition Corporation (a)	2	38
Montrose Environmental Group, Inc. (a)	2	68
Moog Inc. - Class A	3	239
MRC Global Inc. (a)	10	110
MSC Industrial Direct Co., Inc. - Class A	4	329
Mueller Industries, Inc.	5	318
Mueller Water Products, Inc. - Class A	10	111
MYR Group Inc. (a)	2	145
N L Industries, Inc.	1	6
National Presto Industries, Inc.	1	43
NN, Inc. (a)	3	4
Nordson Corporation	2	469
Norfolk Southern Corporation	7	1,647
Northrop Grumman Corporation	3	1,507
Northwest Pipe Company (a)	1	34
Now, Inc. (a)	13	168
NV5 Global, Inc. (a)	1	181
Nvent Electric Public Limited Company	11	411
Old Dominion Freight Line, Inc.	5	1,305
Omega Flex, Inc.	—	9
Orion Group Holdings, Inc. (a)	2	4
Oshkosh Corporation	5	402
Otis Worldwide Corporation	13	1,004
Owens Corning	11	932
P.A.M. Transportation Services, Inc. (a)	1	31
PACCAR Inc	13	1,269
Pangaea Logistics Solutions Ltd.	3	17
Park Aerospace Technologies Corp.	2	29
Parker-Hannifin Corporation	6	1,889
Park-Ohio Holdings Corp.	1	16
Parsons Corporation (a)	6	269
Pentair Public Limited Company	13	566
PGT Innovations, Inc. (a)	6	103
Pineapple Energy Inc. (a)	—	1
Pitney Bowes Inc.	16	59
Plug Power Inc. (a) (b)	16	201
Powell Industries, Inc.	1	37
Preformed Line Products Company	—	16
Primoris Services Corporation	6	124
Proterra Operating Company, Inc. (a)	2	9
Proto Labs, Inc. (a)	2	45
Quad/Graphics, Inc. - Class A (a)	4	18
Quanex Building Products Corporation	4	85
Quanta Services, Inc.	6	909
Radiant Logistics, Inc. (a)	3	17
Raytheon Technologies Corporation	35	3,572
RBC Bearings Incorporated (a)	1	300
Regal Beloit Corporation	5	610
Republic Services, Inc.	7	870
Resideo Technologies, Inc. (a)	13	215
Resources Connection, Inc.	4	81
REV Group, Inc.	7	82
Robert Half International Inc.	9	693
Rockwell Automation, Inc.	3	859
Rollins, Inc.	14	496
Rush Enterprises, Inc. - Class A	3	176
RXO Inc. (a)	11	186
Ryder System, Inc.	6	510
Saia, Inc. (a)	2	383
Schneider National, Inc. - Class B	3	80
Science Applications International Corporation	5	508
Sensata Technologies Holding PLC	12	483
Shoals Technologies Group, Inc. - Class A (a)	2	57
Shyft Group, Inc.	3	70
SIFCO Industries, Inc. (a)	—	—
Simpson Manufacturing Co., Inc.	3	271
SiteOne Landscape Supply, Inc. (a)	2	292

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
SkyWest, Inc. (a)	5	82
Snap-on Incorporated	3	625
Southwest Airlines Co.	20	664
SP Plus Corporation (a)	2	72
Spirit Airlines	9	178
SPX Technologies, Inc. (a)	4	279
Standex International Corporation	1	105
Stanley Black & Decker, Inc.	6	474
Steelcase Inc. - Class A	9	65
Stericycle, Inc. (a)	6	310
Sterling Infrastructure, Inc. (a)	3	89
Sunrun Inc. (a)	15	360
Tecnoglass Inc.	3	105
Tennant Company	2	102
Terex Corporation	5	224
Tetra Tech, Inc.	3	500
Textainer Group Holdings Limited	5	159
Textron Inc.	10	677
The AZEK Company Inc. - Class A (a)	9	176
The Boeing Company (a)	13	2,415
The Brink's Company	3	150
The Gorman- Rupp Company	2	62
The Greenbrier Companies, Inc.	3	97
The Manitowoc Company, Inc. (a)	4	33
The Middleby Corporation (a)	4	517
The Timken Company	6	429
The Toro Company	8	949
Thermon Group Holdings, Inc. (a)	3	54
Titan International, Inc. (a)	6	93
Titan Machinery Inc. (a)	1	51
TPI Composites, Inc. (a)	2	19
Trane Technologies Public Limited Company	9	1,550
Transcat, Inc. (a)	—	33
TransDigm Group Incorporated	2	987
TransUnion	8	433
Trex Company, Inc. (a)	8	322
Trinet Group, Inc. (a)	6	380
Trinity Industries, Inc.	9	252
Triton Container International Limited	7	495
Triumph Group, Inc. (a)	5	49
TrueBlue, Inc. (a)	6	114
Tutor Perini Corporation (a)	8	58
Twin Disc, Incorporated (a)	1	12
Uber Technologies, Inc. (a)	18	438
UFP Industries, Inc.	5	386
U-Haul Holding Company	1	67
U-Haul Holding Company - Series N	10	553
Ultralife Corporation (a)	—	1
Unifirst Corporation	1	190
Union Pacific Corporation	21	4,304
United Airlines Holdings, Inc. (a)	10	394
United Parcel Service, Inc. - Class B	26	4,598
United Rentals, Inc. (a)	5	1,869
Univar Solutions Inc. (a)	14	438
Universal Logistics Holdings, Inc.	2	76
V2X, Inc. (a)	1	52
Valmont Industries, Inc.	2	552
Verisk Analytics, Inc.	7	1,191
Veritiv Corporation	2	204
Viad Corp (a)	2	52
Vicor Corporation (a)	1	75
VSE Corporation	1	56
W. W. Grainger, Inc.	2	1,342
Wabash National Corporation	7	167
Waste Management, Inc.	17	2,672
Watsco, Inc.	2	559
Watts Water Technologies, Inc. - Class A	2	315
Werner Enterprises, Inc.	7	288
WESCO International, Inc. (a)	4	496
Westinghouse Air Brake Technologies Corporation	7	724
Willdan Group, Inc. (a)	1	17
Willis Lease Finance Corporation (a)	—	14
WillScot Mobile Mini Holdings Corp. - Class A (a)	18	828
Woodward, Inc.	4	425
XPO, Inc. (a)	11	361
Xylem Inc.	6	674
Yellow Corp. (a)	4	9
Zurn Elkay Water Solutions Corporation	8	177
		155,523
Consumer Discretionary 10.9%
1-800-Flowers.Com, Inc. - Class A (a)	4	34
2U, Inc. (a)	10	65
Abercrombie & Fitch Co. - Class A (a)	6	146
Academy Sports & Outdoors, Inc.	7	378
Acushnet Holdings Corp.	5	207
Adient Public Limited Company (a)	6	194
ADT, Inc.	36	329
Adtalem Global Education Inc. (a)	4	151
Advance Auto Parts, Inc.	4	551
Amazon.com, Inc. (a)	218	18,304
American Axle & Manufacturing Holdings, Inc. (a)	12	98
American Eagle Outfitters, Inc.	17	244
American Outdoor Brands, Inc. (a)	2	16
American Public Education, Inc. (a)	2	23
America's Car Mart, Inc. (a)	1	70
Aptiv PLC (a)	6	604
Aramark	15	638
ARKO Corp. - Class A	3	26
Asbury Automotive Group, Inc. (a)	2	318
Autoliv, Inc.	8	578
AutoNation, Inc. (a)	7	754
AutoZone, Inc. (a)	1	1,240
Barnes & Noble Education, Inc. (a)	6	11
Bassett Furniture Industries, Incorporated	—	9
Bath & Body Works, Inc.	8	344
Beazer Homes USA, Inc. (a)	7	86
Best Buy Co., Inc.	13	1,041
Big 5 Sporting Goods Corporation (b)	2	21
Big Lots, Inc.	4	61
BJ's Restaurants, Inc. (a)	2	50
Bloomin' Brands, Inc.	5	100
Booking Holdings Inc. (a)	1	1,949
Boot Barn Holdings, Inc. (a)	3	210
BorgWarner Inc.	20	788
Boyd Gaming Corporation	4	231
Bright Horizons Family Solutions, Inc. (a)	3	165
Brinker International, Inc. (a)	3	86
Brunswick Corporation	7	508
Build-A-Bear Workshop, Inc. (a)	2	49
Burlington Stores, Inc. (a)	2	387
Caesars Entertainment, Inc. (a)	7	292
Caleres, Inc.	5	107
Camping World Holdings, Inc. - Class A	4	82
Capri Holdings Limited (a)	11	616
CarMax, Inc. (a)	7	441
Carnival Corporation (a) (b)	35	284
Carriage Services, Inc.	2	57
Carrols Holdco Inc. (a)	5	7
Carter's, Inc.	4	296
Cavco Industries, Inc. (a)	1	150
Century Communities, Inc.	3	170
Chegg, Inc. (a)	4	112
Chewy, Inc. - Class A (a)	3	94
Chico's FAS, Inc. (a)	23	112
Chipotle Mexican Grill, Inc. (a)	1	1,018
Choice Hotels International, Inc.	3	321
Churchill Downs Incorporated	2	522
Chuy's Holdings, Inc. (a)	2	52
Citi Trends, Inc. (a)	2	49
Columbia Sportswear Company	5	472
Conn's, Inc. (a)	4	30
Cooper-Standard Holdings Inc. (a)	3	27
Cracker Barrel Old Country Store, Inc.	2	176
Culp, Inc.	2	7
D.R. Horton, Inc.	22	1,941
Dana Incorporated	17	261
Darden Restaurants, Inc.	5	693
Dave & Buster's Entertainment, Inc. (a)	4	147
Deckers Outdoor Corporation (a)	2	812

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Denny's Corporation (a)	4	37
Designer Brands Inc. - Class A	8	82
Destination XL Group, Inc. (a)	4	30
Dick's Sporting Goods, Inc.	6	758
Dillard's, Inc. - Class A (b)	2	598
Dine Brands Global, Inc.	1	81
Dollar General Corporation	5	1,347
Dollar Tree, Inc. (a)	12	1,736
Domino's Pizza, Inc.	1	293
Doordash, Inc. - Class A (a)	5	247
Dorman Products, Inc. (a)	2	185
Draftkings Inc. - Class A (a) (b)	19	211
Duluth Holdings Inc. - Class B (a)	3	17
eBay Inc.	34	1,414
El Pollo Loco Holdings, Inc.	2	17
Escalade, Incorporated	1	9
Ethan Allen Interiors Inc.	3	90
ETSY, Inc. (a)	4	517
Expedia Group, Inc. (a)	3	258
Fiesta Restaurant Group, Inc. (a)	3	21
Five Below, Inc. (a)	4	668
Flexsteel Industries, Inc.	1	11
Floor & Decor Holdings, Inc. - Class A (a)	6	407
Foot Locker, Inc.	11	416
Ford Motor Company	128	1,488
Fossil Group, Inc. (a)	5	22
Fox Factory Holding Corp. (a)	3	283
Franchise Group, Inc. (b)	2	54
Frontdoor, Inc. (a)	6	117
Garmin Ltd.	8	714
General Motors Company	51	1,726
Genesco Inc. (a)	2	104
Gentex Corporation	18	491
Gentherm Incorporated (a)	3	164
Genuine Parts Company	6	1,072
G-III Apparel Group, Ltd. (a)	8	103
Gopro Inc. - Class A (a)	8	39
Graham Holdings Co., Ltd. - Class B	—	246
Grand Canyon Education, Inc. (a)	3	312
Green Brick Partners, Inc. (a)	3	64
Group 1 Automotive, Inc.	2	336
Guess ?, Inc.	8	161
H & R Block, Inc.	11	419
Hamilton Beach Brands Holding Company - Class A	1	12
Hanesbrands Inc.	31	194
Harley-Davidson, Inc.	13	551
Hasbro, Inc.	7	408
Haverty Furniture Companies, Inc.	2	47
Helen of Troy Limited (a)	2	206
Hibbett Inc.	2	127
Hilton Grand Vacations Inc. (a)	2	81
Hilton Worldwide Holdings Inc.	8	1,001
Hooker Furnishings Corporation	1	25
Horizon Global Corporation (a)	2	1
Hovnanian Enterprises, Inc. - Class A (a)	1	22
Hyatt Hotels Corporation - Class A (a)	4	344
Installed Building Products, Inc.	2	182
iRobot Corporation (a)	2	104
Jack in the Box Inc.	1	93
Johnson Outdoors Inc. - Class A	1	64
KB Home	7	228
Kohl's Corporation	14	349
Kontoor Brands, Inc.	3	137
Lakeland Industries, Inc. (a)	—	2
Lands' End, Inc. (a)	2	11
Las Vegas Sands Corp. (a)	8	374
Laureate Education, Inc. - Class A	15	148
La-Z-Boy Incorporated	3	60
LCI Industries	2	216
Lear Corporation	5	593
Leggett & Platt, Incorporated	12	387
Lennar Corporation - Class A	11	1,022
Lennar Corporation - Class B	1	79
Leslie's, Inc. (a)	3	33
Levi Strauss & Co. - Class A	9	144
LGI Homes, Inc. (a)	2	201
Lifetime Brands, Inc.	1	8
Light & Wonder, Inc. (a)	6	355
Liquidity Services, Inc. (a)	4	57
Lithia Motors, Inc. - Class A	2	462
LKQ Corporation	11	605
LL Flooring, Inc. (a)	1	6
Lowe`s Companies, Inc.	13	2,634
Lululemon Athletica Canada Inc. (a)	2	772
M.D.C. Holdings, Inc.	5	158
M/I Homes, Inc. (a)	2	101
Macy's, Inc.	29	603
Malibu Boats, Inc. - Class A (a)	2	87
Marine Products Corporation	2	20
MarineMax, Inc. (a)	3	88
Marriott International, Inc. - Class A	7	1,097
Marriott Vacations Worldwide Corporation	3	417
MasterCraft Boat Holdings, Inc. (a)	1	21
Mattel, Inc. (a)	28	491
McDonald's Corporation	16	4,315
Meritage Homes Corporation (a)	4	367
MGM Resorts International	11	380
Modine Manufacturing Company (a)	4	88
Mohawk Industries, Inc. (a)	3	272
Monarch Casino & Resort, Inc. (a)	1	54
Monro, Inc.	3	127
Motorcar Parts of America, Inc. (a)	2	23
Movado Group, Inc.	1	35
Murphy USA Inc.	3	825
Nathan's Famous, Inc.	1	40
National Vision Holdings, Inc. (a)	5	187
Nautilus, Inc. (a)	3	5
Newell Brands Inc.	33	425
NIKE, Inc. - Class B	31	3,594
Nishka, Inc. - Class A (a)	3	34
Nordstrom, Inc. (b)	7	111
Norwegian Cruise Line Holdings Ltd. (a)	14	171
NVR, Inc. (a)	—	1,024
Obh Inc. - Class A (a)	—	8
Obh Inc. - Class B (a)	—	16
Ollie's Bargain Outlet Holdings, Inc. (a)	5	235
OneSpaWorld Holdings Limited (a)	7	64
O'Reilly Automotive, Inc. (a)	1	1,216
Oxford Industries, Inc.	1	134
Papa John's International, Inc.	2	174
Patrick Industries, Inc.	3	157
PENN Entertainment, Inc. (a)	6	192
Penske Automotive Group, Inc.	8	872
Perdoceo Education Corporation (a)	9	127
PetMed Express, Inc.	2	41
Planet Fitness, Inc. - Class A (a)	5	396
Playa Hotels & Resorts N.V. (a)	4	27
Polaris Inc.	5	549
Pool Corporation	2	479
Potbelly Corporation (a)	2	12
PulteGroup, Inc.	25	1,135
PVH Corp.	5	338
Quantumscape Battery, Inc. - Class A (a) (b)	3	17
Quotient Technology Inc. (a)	7	25
Qurate Retail, Inc. - Series A (a)	37	60
Ralph Lauren Corporation - Class A	4	401
Red Robin Gourmet Burgers, Inc. (a)	1	8
Red Rock Resorts, Inc. - Class A	3	132
Rent-A-Center, Inc.	6	126
Revolve Group Inc. - Class A (a) (b)	1	26
RH (a)	1	324
Rocky Brands, Inc.	1	14
Ross Stores, Inc.	16	1,813
Royal Caribbean Cruises Ltd.	8	401
Ruth's Hospitality Group, Inc.	5	74
Sally Beauty Holdings, Inc. (a)	6	72
Seaworld Entertainment, Inc. (a)	5	269
Service Corporation International	13	914
Shake Shack, Inc. - Class A (a)	3	104
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Shoe Carnival, Inc.	3	83
Signet Jewelers Limited	7	447
Six Flags Operations Inc. (a)	5	126
Skechers U.S.A., Inc. - Class A (a)	9	397
Skyline Champion Corporation (a)	4	210
Sleep Number Corporation (a)	1	37
Smith & Wesson Brands, Inc.	6	55
Sonic Automotive, Inc. - Class A	3	152
Sonos, Inc. (a)	6	95
Sportsman's Warehouse Holdings, Inc. (a)	3	30
Standard Motor Products, Inc.	2	83
Starbucks Corporation	25	2,526
Steven Madden, Ltd.	6	203
Stitch Fix, Inc. - Class A (a)	1	3
Stoneridge, Inc. (a)	3	67
Strategic Education, Inc.	1	108
Strattec Security Corporation (a)	—	5
Stride, Inc. (a)	5	143
Superior Group of Companies, Inc.	1	10
Superior Industries International, Inc. (a)	2	8
Tapestry, Inc.	24	896
Target Corporation	16	2,428
Taylor Morrison Home II Corporation - Class A (a)	11	349
Tempur Sealy International, Inc.	9	319
Tesla Inc. (a)	53	6,511
Texas Roadhouse, Inc. - Class A	5	435
The Aaron's Company, Inc.	3	34
The Buckle, Inc.	6	256
The Cato Corporation - Class A	2	21
The Cheesecake Factory Incorporated	6	188
The Children's Place, Inc. (a)	2	80
The Container Store Group, Inc. (a)	3	13
The Gap, Inc.	32	367
The Goodyear Tire & Rubber Company (a)	25	252
The Home Depot, Inc.	29	9,232
The Lovesac Company (a)	1	29
The ODP Corporation (a)	6	254
The One Group Hospitality, Inc. (a)	2	9
The TJX Companies, Inc.	38	3,016
The Wendy's Company	16	360
Thor Industries, Inc.	5	389
Tile Shop Holdings, Inc. (a)	7	30
Tilly's, Inc. - Class A (a)	1	10
Toll Brothers, Inc.	8	395
TopBuild Corp. (a)	3	466
Topgolf Callaway Brands Corp. (a)	14	272
Tractor Supply Company	5	1,036
Travel + Leisure Co.	7	238
TRI Pointe Homes Holdings, Inc. (a)	8	142
Tupperware Brands Corporation (a)	4	16
Ulta Beauty, Inc. (a)	3	1,232
Under Armour, Inc. - Class A (a)	11	113
Under Armour, Inc. - Class C (a)	14	124
Unifi, Inc. (a)	2	18
Universal Electronics Inc. (a)	1	17
Universal Technical Institute, Inc. (a)	2	11
Urban Outfitters, Inc. (a)	7	172
V.F. Corporation	17	460
Vail Resorts, Inc.	3	605
Vera Bradley, Inc. (a)	3	14
Victoria's Secret & Co. (a)	5	176
Vista Outdoor Inc. (a)	5	114
Visteon Corporation (a)	2	267
Vivint Smart Home, Inc. - Class A (a)	8	96
VOXX International Corporation - Class A (a)	2	16
Weyco Group, Inc.	1	20
Whirlpool Corporation	6	797
Williams-Sonoma, Inc.	6	639
Wingstop Inc.	1	133
Winmark Corporation	—	58
Winnebago Industries, Inc.	2	115
Wolverine World Wide, Inc.	3	31
WW International, Inc. (a)	3	11
Wyndham Hotels & Resorts, Inc.	7	497
Wynn Resorts, Limited (a)	3	257
YETI Holdings, Inc. (a)	4	150
Yum! Brands, Inc.	8	1,022
Zumiez Inc. (a)	2	48
		136,278
Energy 6.8%
Adams Resources & Energy, Inc.	—	10
Alto Ingredients, Inc. (a)	10	28
Antero Midstream Corporation	36	390
Antero Resources Corporation (a)	25	763
Apa Corp.	14	646
Arch Resources, Inc. - Class A	3	400
Archrock, Inc.	13	120
Ardmore Shipping Services (Ireland) Limited (a)	4	62
Baker Hughes Company - Class A	35	1,040
Berry Corporation (Bry)	5	43
Bristow Holdings U.S. Inc. (a)	1	14
Cactus, Inc. - Class A	4	193
California Resources Corporation	5	200
Callon Petroleum Company (a)	6	219
Centrus Energy Corp. - Class A (a)	1	36
ChampionX Corporation	15	439
Cheniere Energy, Inc.	9	1,289
Chesapeake Energy Corporation	8	785
Chevron Corporation	53	9,442
Chord Energy Corporation	3	415
Civitas Resources, Inc.	2	96
Clean Energy Fuels Corp. (a)	22	117
CNX Resources Corporation (a)	19	315
Comstock Resources, Inc.	27	370
ConocoPhillips	51	6,001
CONSOL Energy Inc.	5	304
Core Laboratories N.V.	4	81
Coterra Energy Inc.	58	1,430
CVR Energy, Inc.	9	272
Delek US Holdings, Inc.	8	229
Denbury Inc. (a)	5	466
Devon Energy Corporation	30	1,820
DHT Holdings, Inc.	22	199
Diamondback Energy, Inc.	12	1,617
DMC Global Inc. (a)	2	43
Dorian LPG Ltd.	3	55
Dril-Quip, Inc. (a)	4	111
DT Midstream, Inc.	7	373
Enlink Midstream, LLC	42	520
EOG Resources, Inc.	22	2,817
EQT Corporation	20	683
Equitrans Midstream Corporation	38	256
Evolution Petroleum Corporation	3	20
Expro Group Holdings N.V. (a)	4	66
Exxon Mobil Corporation	132	14,510
Forum Energy Technologies, Inc. (a)	1	16
Geospace Technologies Corporation (a)	1	3
Green Plains Inc. (a)	4	121
Gulf Island Fabrication, Inc. (a)	1	5
Gulfport Energy Operating Corporation (a)	1	66
Hallador Energy Company (a)	3	31
Halliburton Company	36	1,401
Helix Energy Solutions Group, Inc. (a)	22	160
Helmerich & Payne, Inc.	8	406
Hess Corporation	10	1,397
HF Sinclair Corporation	12	629
International Seaways, Inc.	2	73
Kinder Morgan, Inc.	54	979
Kosmos Energy Ltd. (a)	42	264
Laredo Petroleum, Inc. (a)	1	67
Liberty Energy Inc. - Class A	9	146
Magnolia Oil & Gas Corporation - Class A	15	362
Mammoth Energy Services, Inc. (a)	2	20
Marathon Oil Corporation	37	989
Marathon Petroleum Corporation	25	2,873
Matador Resources Company	11	655
Murphy Oil Corporation	12	517
Nabors Industries Ltd (a)	1	133
NACCO Industries, Inc. - Class A	—	19

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
National Energy Services Reunited Corporation (a)	4	29
Natural Gas Services Group, Inc. (a)	2	19
New Fortress Energy Inc. - Class A (b)	3	146
Newpark Resources, Inc. (a)	10	43
NexTier Oilfield Solutions Inc. (a)	28	254
Noble Corporation PLC (a)	4	160
Nordic American Tankers Limited	31	93
Nov Inc.	29	614
Occidental Petroleum Corporation	55	3,458
Oceaneering International, Inc. (a)	12	203
Oil States International, Inc. (a)	6	44
ONEOK, Inc.	22	1,414
Overseas Shipholding Group, Inc. - Class A (a)	5	14
Ovintiv Canada ULC	19	966
Par Pacific Holdings, Inc. (a)	7	164
Patterson-UTI Energy, Inc.	17	285
PBF Energy Inc. - Class A	12	489
PDC Energy, Inc.	10	627
Peabody Energy Corporation (a)	12	317
Permian Resources Corporation - Class A	20	187
Phillips 66	13	1,391
Phx Minerals Inc. - Class A	2	6
Pioneer Natural Resources Company	10	2,249
Propetro Holding Corp. (a)	11	114
Range Resources Corporation	16	408
Ranger Oil Corporation - Class A	—	11
REX American Resources Corporation (a)	1	16
RPC, Inc.	13	112
Schlumberger Limited	32	1,687
Scorpio Tankers Inc.	6	337
SEACOR Marine Holdings Inc. (a)	2	17
Select Energy Services, Inc. - Class A	12	109
SFL Corporation Ltd.	16	144
Sitio Royalties Corp. - Class A (a)	3	75
SM Energy Company	13	464
Solaris Oilfield Infrastructure, Inc. - Class A	2	19
Southwestern Energy Company (a)	63	368
Talos Energy Inc. (a)	7	139
Targa Resources Corp.	18	1,319
TechnipFMC PLC	27	333
Teekay Shipping (Canada) Ltd. (a)	7	33
Teekay Tankers Ltd. - Class A (a)	—	14
TETRA Technologies, Inc. (a)	8	27
Texas Pacific Land Corporation	—	823
The Williams Companies, Inc.	27	891
Tidewater Inc. (a)	3	110
Transocean Ltd. (a) (c)	35	161
U.S. Silica Holdings, Inc. (a)	12	153
Valaris Limited (a)	2	120
Valero Energy Corporation	18	2,320
W&T Offshore, Inc. (a)	16	87
Weatherford International Public Limited Company (a)	5	270
World Fuel Services Corporation	5	142
		84,632
Communication Services 6.5%
Activision Blizzard, Inc.	19	1,426
Alphabet Inc. - Class A (a)	147	12,995
Alphabet Inc. - Class C (a)	136	12,105
Altice USA, Inc. - Class A (a)	13	62
AMC Networks, Inc. - Class A (a)	4	68
Angi Inc. - Class A (a)	7	17
Anterix Inc. (a)	1	48
AT&T Inc.	232	4,267
ATN International, Inc.	3	117
Bandwidth Inc. - Class A (a)	1	17
Boston Omaha Corporation - Class A (a)	1	37
Bumble Inc. - Class A (a)	2	39
Cable One, Inc.	—	277
CarGurus, Inc. - Class A (a)	3	43
Cars.com Inc. (a)	9	125
Charter Communications, Inc. - Class A (a)	4	1,488
Cinemark Holdings, Inc. (a)	3	24
Cogent Communications Holdings, Inc.	3	192
Comcast Corporation - Class A	188	6,580
Comscore, Inc. (a)	7	8
Consolidated Communications Holdings, Inc. (a)	13	47
DallasNews Corporation - Series A	1	3
DHI Group, Inc. (a)	—	1
Dish Network Corporation - Class A (a)	14	198
EchoStar Corporation - Class A (a)	4	69
Electronic Arts Inc.	5	620
Entravision Communications Corporation - Class A	6	27
Fox Corporation - Class A	15	443
Fox Corporation - Class B	11	317
Frontier Communications Parent, Inc. (a)	11	283
Gannett Co., Inc. (a)	17	34
Gray Television, Inc.	11	128
IDT Corporation - Class B (a)	3	78
iHeartMedia, Inc. - Class A (a)	8	51
IMAX Corporation (a)	6	92
Integral Ad Science Holding Corp. (a)	4	34
Iridium Communications Inc.	11	549
John Wiley & Sons, Inc. - Class A	4	142
John Wiley & Sons, Inc. - Class B	—	4
Liberty Broadband Corporation - Series A (a)	1	92
Liberty Broadband Corporation - Series C (a)	5	374
Liberty Latin America Ltd. - Class A (a)	2	16
Liberty Latin America Ltd. - Class C (a)	13	96
Liberty Media Corporation - Series A (a) (b)	—	12
Liberty Media Corporation - Series A (a)	1	48
Liberty Media Corporation - Series A (a)	4	147
Liberty Media Corporation - Series C (a)	3	92
Liberty Media Corporation - Series C (a)	10	383
Liberty Media Corporation - Series C (a)	7	428
Lions Gate Entertainment Corp. - Class A (a)	5	26
Lions Gate Entertainment Corp. - Class B (a)	16	85
Live Nation Entertainment, Inc. (a)	7	473
Lumen Technologies Inc.	98	510
Madison Square Garden Entertainment Corp. - Class A (a)	2	99
Madison Square Garden Entertainment Corp. - Class A	—	70
Magnite, Inc. (a)	7	76
Marchex, Inc. - Class B (a)	—	—
Match Group, Inc. (a)	7	300
Meta Platforms, Inc. - Class A (a)	68	8,242
Netflix, Inc. (a)	8	2,366
News Corporation - Class A	22	406
News Corporation - Class B	11	200
Nexstar Media Group, Inc. - Class A	4	755
Omnicom Group Inc.	12	973
Paramount Global - Class A	1	19
Paramount Global - Class B	25	420
Pinterest, Inc. - Class A (a)	6	146
Playtika Holding Corp. (a)	11	93
PubMatic, Inc. - Class A (a)	3	38
QuinStreet, Inc. (a)	2	34
Reading International, Inc. - Class A (a)	2	5
Roblox Corporation - Class A (a)	3	87
Roku Inc. - Class A (a)	1	43
Scholastic Corporation	3	138
Shenandoah Telecommunications Company	3	44
Shutterstock, Inc.	2	128
Sinclair Broadcast Group, Inc. - Class A	4	62
Sirius XM Holdings Inc.	36	208
Snap Inc. - Class A (a)	8	75
Spok Holdings, Inc.	2	17
Spotify Technology S.A. (a)	5	362
Take-Two Interactive Software, Inc. (a)	6	575
TechTarget, Inc. (a)	1	61
TEGNA Inc.	23	485
Telephone and Data Systems, Inc.	9	98
The E.W. Scripps Company - Class A (a)	8	103
The Interpublic Group of Companies, Inc.	30	985
The Marcus Corporation	3	49
The New York Times Company - Class A	12	380
The Trade Desk, Inc. - Class A (a)	5	241
The Walt Disney Company (a)	39	3,411
Thryv Holdings, Inc. (a)	3	49

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
T-Mobile USA, Inc. (a)	16	2,292
Townsquare Media, Inc. - Class A (a)	2	12
Travelzoo (a)	1	5
TripAdvisor, Inc. (a)	7	122
Truecar, Inc. (a)	12	31
United States Cellular Corporation (a)	2	49
Verizon Communications Inc.	243	9,564
Warner Bros. Discovery, Inc. - Series A (a)	78	738
Warner Music Group Corp. - Class A	5	164
WideOpenWest, Inc. (a)	3	26
World Wrestling Entertainment, Inc. - Class A	3	183
Yelp Inc. (a)	5	132
Zedge, Inc. - Class B (a)	1	1
Ziff Davis, Inc. (a)	4	341
ZoomInfo Technologies Inc. - Class A (a)	2	75
		81,415
Consumer Staples 6.5%
Albertsons Companies, Inc. - Class A	12	242
Alico, Inc.	1	20
Altria Group, Inc.	39	1,787
Archer-Daniels-Midland Company	13	1,193
B&G Foods, Inc.	7	82
Bellring Intermediate Holdings, Inc. (a)	7	189
BJ's Wholesale Club Holdings, Inc. (a)	10	681
Brown-Forman Corporation - Class A	3	207
Brown-Forman Corporation - Class B	11	700
Bunge Limited	8	799
Calavo Growers, Inc.	2	49
Cal-Maine Foods, Inc.	5	246
Campbell Soup Company	15	834
Casey's General Stores, Inc.	3	767
Celsius Holdings, Inc. (a)	1	150
Central Garden & Pet Company (a)	1	43
Central Garden & Pet Company - Class A (a)	4	145
Church & Dwight Co., Inc.	8	674
Coca-Cola Consolidated, Inc.	1	388
Colgate-Palmolive Company	23	1,819
Conagra Brands, Inc.	18	684
Constellation Brands, Inc. - Class A	3	792
Costco Wholesale Corporation	12	5,405
Coty Inc. - Class A (a)	55	467
Darling Ingredients Inc. (a)	9	538
Del Monte Fresh Produce Company	5	143
e.l.f. Beauty, Inc. (a)	4	216
Edgewell Personal Care Colombia S A S	4	144
Energizer Holdings, Inc.	8	268
Farmer Bros. Co. (a)	2	7
Flowers Foods, Inc.	15	445
Freshpet, Inc. (a)	1	41
General Mills, Inc.	17	1,419
Grocery Outlet Holding Corp. (a)	6	182
Herbalife Nutrition Ltd. (a)	8	123
Hormel Foods Corporation	16	716
Hostess Brands, Inc. - Class A (a)	14	310
Ingles Markets, Incorporated - Class A	2	177
Ingredion Incorporated	5	526
Inter Parfums, Inc.	3	256
J & J Snack Foods Corp.	1	200
John B. Sanfilippo & Son, Inc.	1	71
Kellogg Company	17	1,240
Keurig Dr Pepper Inc.	18	658
Kimberly-Clark Corporation	11	1,494
Kraft Foods Group, Inc.	18	743
Lamb Weston Holdings, Inc.	7	607
Lancaster Colony Corporation	2	367
Lifecore Biomedical, Inc. (a)	3	18
Limoneira Company	1	13
McCormick & Company, Incorporated	8	653
McCormick & Company, Incorporated	1	50
Medifast, Inc.	1	58
MGPI Processing, Inc.	2	200
Mission Produce, Inc. (a)	3	39
Molson Coors Beverage Company - Class B	7	368
Mondelez International, Inc. - Class A	27	1,801
Monster Beverage 1990 Corporation (a)	8	797
National Beverage Corp. (a)	4	204
Natural Grocers By Vitamin Cottage, Inc.	2	19
Natural Health Trends Corp.	—	1
Nature's Sunshine Products, Inc. (a)	1	6
Nu Skin Enterprises, Inc. - Class A	5	199
Oil-Dri Corporation of America	—	13
PepsiCo, Inc.	48	8,681
Performance Food Group Company (a)	9	530
Philip Morris International Inc.	33	3,332
Pilgrim's Pride Corporation (a)	14	321
Post Holdings, Inc. (a)	6	525
PriceSmart, Inc.	2	139
Reynolds Consumer Products Inc.	10	285
Seaboard Corporation	—	60
Seneca Foods Corporation - Class A (a)	1	42
Sovos Brands, Inc. (a)	4	53
Spartannash Company	6	167
Spectrum Brands Holdings, Inc.	3	177
Sprouts Farmers Market, Inc. (a)	9	300
Sysco Corporation	13	985
The Andersons, Inc.	3	114
The Boston Beer Company, Inc. - Class A (a)	1	183
The Chefs' Warehouse, Inc. (a)	3	84
The Clorox Company	4	609
The Coca-Cola Company	100	6,347
The Duckhorn Portfolio Inc. (a)	3	53
The Estee Lauder Companies Inc. - Class A	6	1,376
The Hain Celestial Group, Inc. (a)	6	100
The Hershey Company	5	1,180
The Honest Company, Inc. (a)	13	38
The J. M. Smucker Company	4	689
The Kroger Co.	54	2,408
The Procter & Gamble Company	63	9,568
The Simply Good Foods Company (a)	7	260
Tootsie Roll Industries, Inc.	3	144
Treehouse Foods, Inc. (a)	5	240
Turning Point Brands, Inc.	2	41
Tyson Foods, Inc. - Class A	12	772
United Natural Foods, Inc. (a)	6	224
Universal Corporation	3	142
US Foods Holding Corp. (a)	16	531
USANA Health Sciences, Inc. (a)	2	98
Vector Group Ltd.	11	130
Village Super Market, Inc. - Class A	1	23
Vital Farms, Inc. (a)	3	38
Walgreens Boots Alliance, Inc.	25	946
Walmart Inc.	34	4,884
WD-40 Company	1	107
Weis Markets, Inc.	2	166
		80,785
Materials 4.5%
AdvanSix Inc.	4	164
Air Products and Chemicals, Inc.	5	1,436
Albemarle Corporation	4	809
Alcoa Corporation	16	711
Alpha Metallurgical Resources, Inc.	1	77
Amcor Pty Ltd	86	1,028
American Vanguard Corporation	4	77
Ampco-Pittsburgh Corporation (a)	1	2
AptarGroup, Inc.	5	496
Arconic Corporation (a)	10	220
Ashland Global Holdings Inc.	4	397
ATI Inc. (a)	8	233
Avery Dennison Corporation	4	765
Avient Corporation	7	230
Axalta Coating Systems Ltd. (a)	24	605
Balchem Corporation	2	244
Ball Corporation	16	841
Berry Global Group, Inc.	13	788
Cabot Corporation	5	333
Carpenter Technology Corporation	5	188
Celanese Corporation - Class A	8	823
Century Aluminum Company (a)	8	69

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
CF Industries Holdings, Inc.	11	963
Chase Corporation	1	80
Clearwater Paper Corporation (a)	2	75
Cleveland-Cliffs Inc. (a)	55	882
Coeur Mining, Inc. (a)	17	58
Commercial Metals Company	12	561
Compass Minerals International, Inc.	3	136
Core Molding Technologies, Inc. (a)	1	10
Corteva, Inc.	17	994
Crown Holdings, Inc.	7	596
Dow Inc.	43	2,153
DuPont de Nemours, Inc.	15	1,015
Eagle Materials Inc.	3	442
Eastman Chemical Company	7	538
Ecolab Inc.	4	576
Ecovyst Inc. (a)	4	36
Element Solutions Inc.	19	354
Ferroglobe PLC (a)	13	51
Flotek Industries, Inc. (a)	1	2
FMC Corporation	6	704
Fortitude Gold Corporation	1	7
Freeport-McMoRan Inc.	53	2,010
FutureFuel Corp.	4	29
Glatfelter Corporation	4	13
Gold Resource Corporation	4	7
Graphic Packaging Holding Company	29	641
Greif, Inc. - Class A	3	209
Greif, Inc. - Class B	1	82
H.B. Fuller Company	4	298
Hawkins, Inc.	2	75
Haynes International, Inc.	2	70
Hecla Mining Company	43	240
Huntsman Corporation	18	502
Ingevity Corporation (a)	4	275
Innospec Inc.	2	222
International Flavors & Fragrances Inc.	10	1,008
International Paper Company	15	521
Intrepid Potash, Inc. (a)	2	60
Kaiser Aluminum Corporation	1	84
Koppers Holdings Inc.	2	65
Kronos Worldwide, Inc.	9	85
Legacy Vulcan Corp.	5	850
Linde Public Limited Company	11	3,537
Livent Corporation (a)	7	132
Louisiana-Pacific Corporation	8	503
LSB Industries, Inc. (a)	4	47
LyondellBasell Industries N.V. - Class A	23	1,921
Martin Marietta Materials, Inc.	2	771
Materion Corporation	2	178
MATIV Holdings, Inc.	5	106
Mercer International Inc.	11	128
Minerals Technologies Inc.	3	195
MOS Holdings Inc.	23	1,016
MP Materials Corp. - Class A (a)	6	143
Myers Industries, Inc.	3	77
NewMarket Corporation	1	323
Newmont Corporation	22	1,051
Nucor Corporation	19	2,538
O-I Glass, Inc. (a)	14	233
Olin Corporation	17	881
Olympic Steel, Inc.	1	35
Orion Engineered Carbons Finance & Co. S.C.A.	3	57
Packaging Corporation of America	6	787
PPG Industries, Inc.	8	1,015
Quaker Chemical Corporation	1	169
Ramaco Resources, Inc.	5	44
Rayonier Advanced Materials Inc. (a)	11	110
Reliance Steel & Aluminum Co.	4	907
Resolute Forest Products Inc. (a)	8	183
Royal Gold, Inc.	2	271
RPM International Inc.	7	683
Ryerson Holding Corporation	3	79
Schnitzer Steel Industries, Inc. - Class A	3	82
Sealed Air Corporation	7	355
Sensient Technologies Corporation	3	241
Silgan Holdings Inc.	13	654
Sonoco Products Company	10	581
Southern Copper Corporation	4	254
Steel Dynamics, Inc.	16	1,577
Stepan Company	2	241
Summit Materials, Inc. - Class A (a)	10	279
SunCoke Energy, Inc.	8	68
Sylvamo Corporation	2	85
The Chemours Company	15	461
The Scotts Miracle-Gro Company	4	192
The Sherwin-Williams Company	7	1,670
TimkenSteel Corporation (a)	5	82
Tredegar Corporation	3	29
TriMas Corporation	5	127
Trinseo Public Limited Company	5	104
Tronox Holdings PLC	10	138
United States Lime & Minerals, Inc.	—	70
United States Steel Corporation	29	736
Universal Stainless & Alloy Products, Inc. (a)	1	5
Valvoline, Inc.	6	210
Warrior Met Coal, Inc.	7	253
Westlake Corporation	6	627
WestRock Company	11	391
Worthington Industries, Inc.	4	194
		55,941
Utilities 3.0%
ALLETE, Inc.	3	220
Alliant Energy Corporation	8	468
Ameren Corporation	9	792
American Electric Power Company, Inc.	11	1,023
American States Water Company	2	168
American Water Works Company, Inc.	5	778
Artesian Resources Corporation - Class A	1	55
Atlantica Sustainable Infrastructure PLC	6	158
Atmos Energy Corporation	4	500
AVANGRID, Inc.	4	174
Avista Corporation	3	145
Black Hills Corporation	4	306
Brookfield Renewable Corporation - Class A	6	162
California Water Service Group	3	186
CenterPoint Energy, Inc.	19	574
Chesapeake Utilities Corporation	1	104
Clearway Energy, Inc. - Class A	4	108
Clearway Energy, Inc. - Class C	6	199
CMS Energy Corporation	9	590
Consolidated Edison, Inc.	9	833
Consolidated Water Co. Ltd.	2	27
Constellation Energy Group, Inc.	9	766
Dominion Energy, Inc.	20	1,213
DTE Energy Company	6	740
Duke Energy Corporation	18	1,810
Edison International	12	780
Entergy Corporation	6	627
Essential Utilities, Inc.	7	314
Evergy, Inc.	8	493
Eversource Energy	11	932
Exelon Corporation	23	974
FirstEnergy Corp.	18	750
Genie Energy Ltd. - Class B	2	21
Hawaiian Electric Industries, Inc.	6	251
IDACORP, Inc.	3	370
MGE Energy, Inc.	3	184
Middlesex Water Company	2	121
National Fuel Gas Company	5	314
New Jersey Resources Corporation	8	414
NextEra Energy, Inc.	47	3,899
NiSource Inc.	15	403
Northwest Natural Holding Company	2	100
NorthWestern Corporation	4	210
NRG Energy, Inc.	27	846
OGE Energy Corp.	13	495
One Gas, Inc.	4	277
Ormat Technologies, Inc. (b)	4	378
Otter Tail Corporation	2	131

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
PG&E Corporation (a)	62	1,014
Pinnacle West Capital Corporation	6	480
PNM Resources, Inc.	6	301
Portland General Electric Company	5	263
PPL Corporation	24	706
Public Service Enterprise Group Incorporated	16	1,000
Sempra Energy	8	1,222
SJW Group	2	146
South Jersey Industries, Inc.	8	279
Southwest Gas Holdings, Inc.	4	232
Spire Inc.	3	216
Sunnova Energy International Inc. (a) (b)	6	107
The AES Corporation	20	585
The Southern Company	25	1,753
The York Water Company	1	66
UGI Corporation	9	347
Unitil Corporation	1	72
Via Renewables, Inc. - Class A (b)	1	7
Vistra Corp.	31	716
WEC Energy Group Inc.	9	854
Xcel Energy Inc.	15	1,018
		36,767
Real Estate 0.3%
CBRE Group, Inc. - Class A (a)	13	1,024
Cushman & Wakefield PLC (a)	17	208
Douglas Elliman Inc.	5	22
Dwight A. Walker Real Estate, Inc. - Class A	3	56
eXp World Holdings, Inc. (b)	2	24
Florida Rock Properties, Inc. (a)	1	29
Forestar Group Inc. (a)	—	6
Jones Lang LaSalle Incorporated (a)	4	560
Kennedy-Wilson Holdings, Inc.	13	208
Marcus & Millichap Company	2	83
Newmark Group, Inc. - Class A	16	127
Rafael Holdings, Inc. - Class B (a)	1	3
Realogy Holdings Corp. (a)	13	84
Redfin Corporation (a) (b)	3	13
Stratus Properties Inc.	—	9
Tejon Ranch Co. (a)	3	58
The Howard Hughes Corporation (a)	3	246
The Rmr Group Inc. - Class A	2	53
The St. Joe Company	6	223
Zillow Group, Inc. - Class A (a)	2	71
Zillow Group, Inc. - Class C (a)	8	262
		3,369
Total Common Stocks (cost $862,877)		1,240,966
PREFERRED STOCKS 0.0%
Industrials 0.0%
WESCO International, Inc. - Series A, 10.63%, (25, 6/22/2025) (f)	2	53
Total Preferred Stocks (cost $54)		53
RIGHTS 0.0%
ABIOMED, Inc. (a) (e)	1	1
Achillion Pharmaceuticals, Inc. (a) (e)	8	12
Flexion Therapeutics, Inc. (a) (e)	4	3
Progenics Pharmaceuticals, Inc. (a) (b) (e)	—	1
ZAGG Inc (a) (e)	4	—
Total Rights (cost $0)		17
WARRANTS 0.0%
Triumph Group, Inc. (a) (g)	1	2
Total Warrants (cost $0)		2
OTHER EQUITY INTERESTS 0.0%
The Fresh Market, Inc. (a) (e) (h)	1	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (i)	3,078	3,078
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (i)	648	648
Total Short Term Investments (cost $3,726)		3,726
Total Investments 100.0% (cost $866,657)		1,244,764
Other Assets and Liabilities, Net (0.0)%		(424)
Total Net Assets 100.0%		1,244,340

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(g) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/DFA U.S. Core Equity Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Medical Holdings, Inc.	146	—	—	—	—	(87)	59	—

JNL/DFA U.S. Core Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Bridgewater Bancshares, Inc.	08/23/22	19	19	—
TE Connectivity Ltd.	11/28/16	653	963	0.1
Transocean Ltd.	07/07/15	415	161	—
		1,087	1,143	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DFA U.S. Core Equity Fund
Assets - Securities
Common Stocks	1,240,898	54	14	1,240,966
Preferred Stocks	53	—	—	53
Rights	—	—	17	17
Warrants	—	2	—	2
Other Equity Interests	—	—	—	—
Short Term Investments	3,726	—	—	3,726
	1,244,677	56	31	1,244,764

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/DFA U.S. Small Cap Fund
COMMON STOCKS 99.4%
Industrials 19.7%
AAON, Inc.	9	675
AAR Corp. (a)	6	271
ABM Industries Incorporated	14	641
ACCO Brands Corporation	24	134
Acme United Corporation	1	15
Acuity Brands, Inc.	7	1,176
ACV Auctions Inc. - Class A (a)	16	133
Aerojet Rocketdyne Holdings, Inc. (a)	19	1,076
AeroVironment, Inc. (a)	7	582
Air Lease Corporation - Class A	25	956
Air Transport Services Group, Inc. (a)	20	510
Alamo Group Inc.	3	454
Alaska Air Group, Inc. (a)	26	1,122
Albany International Corp. - Class A	8	752
Alight, Inc. - Class A (a)	9	73
Allegiant Travel Company (a)	3	215
Allied Motion Technologies Inc.	5	158
Allison Systems, Inc.	22	897
Alta Equipment Group Inc. - Class A	8	111
Altra Industrial Motion Corp.	12	730
Ameresco, Inc. - Class A (a)	6	357
American Superconductor Corporation (a)	7	25
American Woodmark Corporation (a)	4	218
APi Group Corp (a)	32	608
Apogee Enterprises, Inc.	6	257
Applied Industrial Technologies, Inc.	7	940
ARC Document Solutions, Inc.	8	23
Arcbest Corporation	4	290
Arcosa, Inc.	8	454
Argan, Inc.	4	143
Armstrong World Industries, Inc.	8	565
ASGN Incorporated (a)	12	948
Astec Industries, Inc.	6	250
Astronics Corporation (a)	8	84
Astronics Corporation - Class B (a)	—	1
Atkore Inc. (a)	8	881
Atlas Air Worldwide Holdings, Inc. (a)	5	466
AZZ Inc.	5	194
Babcock & Wilcox Enterprises, Inc. (a)	12	70
Barnes Group Inc.	8	311
Barrett Business Services, Inc.	2	187
Beacon Roofing Supply, Inc. (a)	12	627
BGSF, Inc.	2	24
Blue Bird Global Corporation (a)	1	11
BlueLinx Holdings Inc. (a)	3	192
Boise Cascade Company	7	459
Brady Corporation - Class A	8	363
BrightView Holdings, Inc. (a)	21	143
Broadwind Inc. (a)	2	3
BWXT Government Group, Inc.	14	797
Byrna Technologies Inc. (a)	1	10
Caci International Inc. - Class A (a)	2	563
Casella Waste Systems, Inc. - Class A (a)	9	709
CBIZ, Inc. (a)	8	383
CECO Environmental Corp. (a)	10	118
Chart Industries, Inc. (a)	6	696
Cimpress Public Limited Company (a)	5	144
CIRCOR International, Inc. (a)	6	138
Civeo Corporation (a)	4	123
Clean Harbors, Inc. (a)	8	921
Columbus McKinnon Corporation	7	214
Comfort Systems USA, Inc.	7	811
Commercial Vehicle Group, Inc. (a)	8	53
Concrete Pumping Holdings, Inc. (a)	14	80
Construction Partners, Inc. - Class A (a)	6	149
Copa Holdings, S.A. - Class A (a) (b)	4	337
Core & Main, Inc. - Class A (a)	4	86
Costamare Inc.	19	172
Covenant Logistics Group, Inc. - Class A	3	106
CRA International, Inc.	2	225
Crane Holdings, Co.	9	901
CSW Industrials, Inc.	2	269
Curtiss-Wright Corporation	3	549
Daseke Companies, Inc. (a)	15	87
Deluxe Corporation	8	143
Distribution Solutions Group, Inc. (a)	4	156
DLH Holdings Corp. (a)	1	8
Donaldson Company, Inc.	2	129
Douglas Dynamics, Inc.	6	213
Driven Brands Holdings Inc. (a)	2	63
Ducommun Incorporated (a)	4	179
Dun & Bradstreet Holdings, Inc.	42	510
DXP Enterprises, Inc. (a)	5	144
Dycom Industries, Inc. (a)	5	476
Eagle Bulk Shipping Inc.	3	160
Eastern Company The	1	24
EMCOR Group, Inc.	7	1,039
Encore Wire Corporation	3	445
Energy Recovery, Inc. (a)	9	188
Enerpac Tool Group Corp. - Class A	8	196
EnerSys	7	520
Eneti Inc.	2	19
Ennis, Inc.	7	153
EnPro Industries, Inc.	3	372
ESAB Corporation	6	294
ESCO Technologies Inc.	4	368
EVI Industries, Inc. (a)	2	45
Evoqua Water Technologies Corp. (a)	19	737
Exponent, Inc.	9	881
Federal Signal Corporation	10	459
First Advantage Corporation (a)	8	104
Flowserve Corporation	22	674
Fluor Corporation (a)	21	721
Forrester Research, Inc. (a)	5	173
Forward Air Corporation	5	494
Franklin Covey Co. (a)	3	159
Franklin Electric Co., Inc.	8	655
FTI Consulting, Inc. (a)	6	975
FuelCell Energy, Inc. (a) (b)	63	175
Gates Industrial Corporation PLC (a)	38	439
GATX Corporation	6	652
Genco Shipping & Trading Limited	12	184
Gibraltar Industries, Inc. (a)	5	233
Global Industrial Company	7	173
GMS Inc. (a)	7	350
GrafTech International Ltd.	39	184
Graham Corporation (a)	2	22
Granite Construction Incorporated	8	273
Great Lakes Dredge & Dock Corporation (a)	16	94
Griffon Corporation	10	342
GXO Logistics Inc. (a)	11	476
H&E Equipment Services, Inc.	6	251
Harsco Corporation (a)	13	83
Hawaiian Holdings, Inc. (a)	14	146
Hayward Holdings, Inc. (a)	12	111
Healthcare Services Group, Inc.	15	184
Heartland Express, Inc.	12	188
Heidrick & Struggles International, Inc.	6	158
Helios Technologies, Inc.	5	278
Herc Holdings Inc.	5	676
Heritage-Crystal Clean, Inc. (a)	6	211
Hertz Global Holdings, Inc. (a)	12	184
Hexcel Corporation	13	755
Hillenbrand, Inc.	11	470
HireQuest, Inc. (b)	1	9
HNI Corporation	6	182
Hub Group, Inc. - Class A (a)	6	467
Hudson Global, Inc. (a)	—	10
Hudson Technologies, Inc. (a)	12	125
Hurco Companies, Inc.	1	30
Huron Consulting Group Inc. (a)	3	250
Hyster-Yale Materials Handling, Inc. - Class A	4	92
IAA Spinco Inc. (a)	19	751
ICF International, Inc.	3	295
IES Holdings, Inc. (a)	5	194
Innovative Solutions and Support, Inc. (a)	4	33

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Insperity, Inc.	6	738
Insteel Industries, Inc.	6	152
Interface, Inc. - Class A	16	158
ITT Inc.	2	202
JELD-WEN Holding, Inc. (a)	14	137
JetBlue Airways Corporation (a)	52	334
John Bean Technologies Corporation	5	495
Kadant Inc.	2	357
Kaman Corporation	7	155
KAR Auction Services, Inc. (a)	16	210
KBR, Inc.	17	895
Kelly Services, Inc. - Class A	10	162
Kennametal Inc.	13	317
Kforce Inc.	3	164
Kimball International, Inc. - Class B	10	67
Kirby Corporation (a)	10	665
Korn Ferry	9	457
Kratos Defense & Security Solutions, Inc. (a)	21	217
L. B. Foster Company (a)	2	16
Landstar System, Inc.	5	788
Limbach Holdings, Inc. (a)	1	9
Lindsay Corporation	2	275
LSI Industries Inc.	7	85
Luxfer Holdings PLC	7	92
Manitex International, Inc. (a)	1	4
ManpowerGroup Inc.	8	686
Marten Transport, Ltd.	13	264
Masonite International Corporation (a)	4	298
MasTec, Inc. (a)	12	988
Mastech Digital, Inc. (a)	3	29
Matrix Service Company (a)	6	39
Matson Intermodal - Paragon, Inc.	8	485
Matthews International Corporation - Class A	8	254
Maxar Technologies Inc.	11	587
Mayville Engineering Company, Inc. (a)	5	64
McGrath RentCorp	4	351
MDU Resources Group, Inc.	34	1,035
Mega Matrix Corp. (a)	3	5
Mercury Systems, Inc. (a)	10	428
Mesa Air Group, Inc. (a)	9	14
Miller Industries, Inc.	3	79
Millerknoll, Inc.	5	95
Mine Safety Appliances Company, LLC	6	872
Mistras Group, Inc. (a)	6	28
Monocle Acquisition Corporation (a)	7	114
Montrose Environmental Group, Inc. (a)	1	61
Moog Inc. - Class A	5	397
MRC Global Inc. (a)	24	281
MSC Industrial Direct Co., Inc. - Class A	7	582
Mueller Industries, Inc.	10	578
Mueller Water Products, Inc. - Class A	23	252
MYR Group Inc. (a)	3	256
National Presto Industries, Inc.	2	142
NN, Inc. (a)	11	17
Northwest Pipe Company (a)	3	101
Now, Inc. (a)	16	198
NV5 Global, Inc. (a)	2	279
Nvent Electric Public Limited Company	17	658
Omega Flex, Inc.	2	173
Orion Energy Systems, Inc. (a)	5	10
Orion Group Holdings, Inc. (a)	6	14
Oshkosh Corporation	11	957
P.A.M. Transportation Services, Inc. (a)	5	128
Pangaea Logistics Solutions Ltd.	8	39
Park Aerospace Technologies Corp.	5	72
Park-Ohio Holdings Corp.	3	39
Parsons Corporation (a)	13	606
Patriot Transportation, Inc. (a)	—	2
Performant Financial Corporation (a)	13	48
PGT Innovations, Inc. (a)	8	151
Pitney Bowes Inc.	36	136
Powell Industries, Inc.	3	107
Preformed Line Products Company	1	107
Primoris Services Corporation	11	238
Proterra Operating Company, Inc. (a) (b)	7	27
Proto Labs, Inc. (a)	4	106
Quad/Graphics, Inc. - Class A (a)	8	34
Quanex Building Products Corporation	9	219
Quest Resource Holding Corporation (a)	2	9
Radiant Logistics, Inc. (a)	12	63
RBC Bearings Incorporated (a)	—	88
RCM Technologies, Inc. (a)	2	27
Red Violet, Inc. (a) (b)	1	18
Resideo Technologies, Inc. (a)	22	361
Resources Connection, Inc.	9	170
REV Group, Inc.	16	205
Rush Enterprises, Inc. - Class A	8	431
Rush Enterprises, Inc. - Class B	2	128
RXO Inc. (a)	8	139
Ryder System, Inc.	8	668
Saia, Inc. (a)	4	890
Schneider National, Inc. - Class B	16	380
Science Applications International Corporation	9	959
Shoals Technologies Group, Inc. - Class A (a)	15	372
Shyft Group, Inc.	8	201
Simpson Manufacturing Co., Inc.	8	676
SiteOne Landscape Supply, Inc. (a)	5	578
SkyWest, Inc. (a)	11	180
SP Plus Corporation (a)	6	205
Spirit AeroSystems Holdings, Inc. - Class A	8	242
Spirit Airlines	14	276
SPX Technologies, Inc. (a)	7	473
Standex International Corporation	2	167
Steelcase Inc. - Class A	22	155
Stericycle, Inc. (a)	15	769
Sterling Check Corp. (a)	3	42
Sterling Infrastructure, Inc. (a)	9	286
Sunrun Inc. (a)	29	694
Tecnoglass Inc.	8	239
Tennant Company	3	176
Terex Corporation	11	458
Tetra Tech, Inc.	—	60
Textainer Group Holdings Limited	9	268
The AZEK Company Inc. - Class A (a)	26	526
The Brink's Company	8	440
The Gorman- Rupp Company	7	190
The Greenbrier Companies, Inc.	8	252
The Manitowoc Company, Inc. (a)	9	82
The Timken Company	12	837
Thermon Group Holdings, Inc. (a)	9	177
Titan International, Inc. (a)	16	243
Titan Machinery Inc. (a)	6	241
TPI Composites, Inc. (a)	8	78
Transcat, Inc. (a)	2	134
Trex Company, Inc. (a)	10	438
Trinet Group, Inc. (a)	11	737
Trinity Industries, Inc.	14	418
Triton Container International Limited	11	752
Triumph Group, Inc. (a)	13	136
TrueBlue, Inc. (a)	9	167
Tutor Perini Corporation (a)	13	98
Twin Disc, Incorporated (a)	1	7
U.S. Xpress Enterprises, Inc. - Class A (a)	7	13
UFP Industries, Inc.	11	855
Ultralife Corporation (a)	3	10
Unifirst Corporation	3	502
Univar Solutions Inc. (a)	28	892
Universal Logistics Holdings, Inc.	6	204
V2X, Inc. (a)	4	157
Valmont Industries, Inc.	4	1,256
Veritiv Corporation	3	369
Viad Corp (a)	6	142
Vicor Corporation (a)	5	268
VSE Corporation	4	165
Wabash National Corporation	12	267
Watts Water Technologies, Inc. - Class A	5	679
Werner Enterprises, Inc.	11	461
WESCO International, Inc. (a)	5	669
Willdan Group, Inc. (a)	3	60
Williams Industrial Services Group Inc. (a)	1	1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Willis Lease Finance Corporation (a)	—	20
WillScot Mobile Mini Holdings Corp. - Class A (a)	2	85
Woodward, Inc.	5	435
XPO, Inc. (a)	19	636
Yellow Corp. (a)	9	22
Zurn Elkay Water Solutions Corporation	24	518
		96,595
Financials 19.2%
1st Security Bank of Washington	2	73
1st Source Corporation	4	229
Acacia Research Corporation (a)	11	47
ACNB Corporation	2	85
ADS Alliance Data Systems, Inc.	11	429
Affiliated Managers Group, Inc.	8	1,313
Alerus Financial Corporation	5	107
Amalgamated Financial Corp.	9	204
A-Mark Precious Metals, Inc.	7	231
Ambac Financial Group, Inc. (a)	11	198
Amerant Bancorp Inc. - Class A	8	216
American Equity Investment Life Holding Company	17	759
American National Bankshares Inc.	3	100
Ameris Bancorp	13	592
Amerisafe, Inc.	5	257
Ames National Corporation	2	45
Argo Group International Holdings, Ltd.	5	134
Arrow Financial Corporation	5	157
Artisan Partners Asset Management Inc. - Class A	11	334
Assetmark Financial Holdings, Inc. (a)	10	229
Associated Banc-Corp	26	609
Associated Capital Group Inc. - Class A	1	26
Assured Guaranty Ltd.	11	659
Atlantic Union Bank	12	438
Atlanticus Holdings Corporation (a)	4	113
AXIS Capital Holdings Limited	13	723
Axos Financial, Inc. (a)	11	419
B. Riley & Co., LLC (b)	3	87
Banc of California, Inc.	10	157
BancFirst Corporation	6	502
Bank First Corporation (b)	—	44
Bank of Hawaii Corporation	7	548
Bank of Marin Bancorp	4	144
Bank of N.T. Butterfield & Son Limited (The)	10	286
Bank of Princeton, The	1	36
Bank OZK	21	847
BankFinancial Corporation	3	28
BankUnited, Inc.	14	472
Bankwell Financial Group, Inc.	2	57
Banner Corporation	6	355
Bar Harbor Bankshares	3	110
Baycom Corp	3	58
BCB Bancorp, Inc.	5	89
Berkshire Hills Bancorp, Inc.	8	229
BGC Partners, Inc. - Class A	50	189
Blucora, Inc. (a)	4	108
Blue Foundry Bancorp (a)	5	64
Blue Ridge Bankshares, Inc.	3	42
BOK Financial Corporation	7	752
Bridgewater Bancshares, Inc. (a) (c)	8	135
Brighthouse Financial, Inc. (a)	13	647
Brightsphere Investment Group Inc.	10	206
Brookline Bancorp, Inc.	13	188
BRP Group, Inc. - Class A (a)	10	240
Business First Bancshares, Inc.	6	128
Byline Bancorp, Inc.	10	227
C&F Financial Corporation	1	41
Cadence Bank	32	783
Cambridge Bancorp	2	166
Camden National Corporation	4	169
Cannae Holdings, Inc. (a)	13	277
Capital Bancorp, Inc.	3	75
Capital City Bank Group, Inc.	5	149
Capitol Federal Financial	22	189
Capstar Financial Holdings, Inc.	6	111
Carter Bankshares, Inc. (a)	7	117
Cathay General Bancorp	12	510
Central Pacific Financial Corp.	5	110
Central Valley Community Bancorp	3	64
Chemung Financial Corporation	1	52
Citizens & Northern Corporation	4	91
City Holding Company	2	215
Civista Bancshares, Inc.	4	89
CNB Financial Corporation	6	136
Coastal Financial Corporation (a)	4	176
Codorus Valley Bancorp, Inc.	2	50
Cohen & Steers, Inc.	8	525
Colony Bankcorp, Inc.	3	37
Columbia Banking System, Inc.	14	410
Columbia Financial, Inc. (a)	15	331
Community Bank System, Inc.	9	568
Community Financial Corp.	1	42
Community Trust Bancorp, Inc.	5	237
ConnectOne Bancorp, Inc.	8	192
Consumer Portfolio Services, Inc. (a)	6	51
Cowen Inc. - Class A	7	273
Crawford & Company - Class A	6	35
Crawford & Company - Class B	3	15
Credit Acceptance Corporation (a) (b)	1	283
Crossfirst Bankshares, Inc. (a)	13	161
Curo Group Holdings Corp. (b)	5	18
Customers Bancorp, Inc. (a)	7	196
CVB Financial Corp.	24	631
Diamond Hill Investment Group, Inc. - Class A	1	142
Dime Community Bancshares, Inc.	7	217
Donegal Group Inc. - Class A	7	103
Donnelley Financial Solutions, Inc. (a)	7	253
Eagle Bancorp Montana, Inc.	1	23
Eagle Bancorp, Inc.	6	243
Eastern Bankshares, Inc.	27	465
eHealth, Inc. (a)	2	12
Elevate Credit, Inc. (a)	8	15
Employers Holdings, Inc.	5	233
Encore Capital Group, Inc. (a)	6	275
Enova International, Inc. (a)	7	263
Enstar Group Limited (a)	3	602
Enterprise Bancorp, Inc.	3	92
Enterprise Financial Services Corp.	6	286
Equity Bancshares, Inc. - Class A	4	144
Esquire Financial Holdings, Inc.	2	88
Essent Group Ltd.	17	672
Evans Bancorp, Inc.	1	54
Evercore Inc. - Class A	7	716
EZCORP, Inc. - Class A (a)	16	131
F.N.B. Corporation	61	793
Farmers & Merchants Bancorp, Inc.	2	57
Farmers National Banc Corp.	9	132
FB Financial Corporation	7	271
Federal Agricultural Mortgage Corporation - Class C	2	196
Federated Hermes, Inc. - Class B	15	554
Financial Institutions, Inc.	4	98
First American Financial Corporation	17	900
First Bancorp	5	217
First Bancorp.	33	418
First Bancshares Inc.	7	214
First Bank of New Jersey	4	49
First Busey Corporation	8	196
First Business Financial Services, Inc.	2	90
First Commonwealth Financial Corporation	14	199
First Community Bancshares, Inc.	4	152
First Community Corporation	1	23
First Financial Bancorp.	16	379
First Financial Bankshares, Inc.	13	452
First Financial Corporation	2	73
First Financial Northwest, Inc.	1	11
First Foundation Inc.	9	133
First Hawaiian, Inc.	21	558
First Internet Bancorp	3	66
First Interstate BancSystem, Inc. - Class A	17	672
First Merchants Corporation	10	409
First Mid Bancshares, Inc.	5	156

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
First United Corporation	—	10
First Western Financial, Inc. (a)	3	70
FirstCash Holdings, Inc.	8	719
Five Star Bancorp	2	66
Flushing Financial Corporation	9	168
Fulton Financial Corporation	29	482
FVCBankcorp, Inc. (a)	1	10
GBLI Holdings, LLC - Class A	1	32
Genworth Financial, Inc. - Class A (a)	79	417
German American Bancorp, Inc.	5	171
Glacier Bancorp, Inc.	19	916
Goosehead Insurance, Inc. - Class A (a)	3	95
Great Southern Bancorp, Inc.	3	206
Green Dot Corporation - Class A (a)	9	143
Greene County Bancorp, MHC	1	62
Greenhill & Co., Inc.	4	42
Greenlight Capital Re, Ltd. - Class A (a)	6	51
Guaranty Bancshares, Inc.	3	109
Hallmark Financial Services, Inc. (a)	2	1
Hamilton Lane Incorporated - Class A	6	362
Hancock Whitney Corporation	15	714
Hanmi Financial Corporation	9	213
HarborOne Bancorp, Inc.	13	184
HBT Financial, Inc.	7	130
HCI Group, Inc. (b)	3	107
Heartland Financial USA, Inc.	6	299
Hennessy Advisors, Inc. (b)	1	6
Heritage Commerce Corp	16	211
Heritage Financial Corporation	10	293
Heritage Insurance Holdings, Inc.	5	9
Home Bancorp, Inc.	2	84
Home BancShares, Inc.	35	789
HomeStreet, Inc.	4	121
Hometrust Bancshares, Inc.	1	27
Hope Bancorp, Inc.	20	252
Horace Mann Educators Corporation	7	255
Horizon Bancorp, Inc.	12	178
Houlihan Lokey, Inc. - Class A	7	640
Independence Holdings, LLC	20	676
Independent Bank Corp.	9	729
Independent Bank Corporation	6	149
Independent Bank Group, Inc.	7	425
International Bancshares Corporation	11	489
Investar Holding Corporation	2	48
Investors Title Company	—	51
James River Group, Inc.	10	218
Janus Henderson Group PLC	26	617
Kearny Financial Corp	19	193
Kingstone Companies, Inc.	1	2
Kinsale Capital Group, Inc.	3	820
Lakeland Bancorp, Inc.	13	235
Lakeland Financial Corporation	4	317
Lazard Ltd - Class A	5	181
LCNB Corp.	3	49
LendingClub Corporation (a)	13	116
LendingTree, Inc. (a)	2	48
Live Oak Bancshares, Inc.	7	223
Longlade, Dr Charles W	4	78
Luther Burbank Corporation	10	106
Macatawa Bank Corporation	10	110
Maiden Holdings, Ltd. (a)	22	45
Mainstreet Bancshares, Inc.	1	39
MBIA Inc. (a)	6	71
Mercantile Bank Corporation	4	144
Merchants Bancorp, Inc.	7	165
Mercury General Corporation	9	295
Meridian Bank	1	27
Metrocity Bankshares, Inc.	7	154
Metropolitan Bank Holding Corp. (a)	3	174
MGIC Investment Corporation	51	657
Mid Penn Bancorp, Inc.	3	92
Middlefield Banc Corp.	1	14
Midland States Bancorp, Inc.	7	179
MidWestOne Financial Group, Inc.	4	134
Moelis & Company - Class A	10	371
Mr. Cooper Group Inc. (a)	12	466
MVB Financial Corp.	3	65
National Bank Holdings Corporation - Class A	5	231
National Bankshares, Inc.	1	39
National Western Life Group, Inc. - Class A	1	251
Navient Corporation	24	402
NBT Bancorp Inc.	8	336
Nelnet, Inc. - Class A	5	420
New York Community Bancorp, Inc. - Series A	113	970
NI Holdings Inc. (a)	3	42
Nicholas Financial, Inc. (a)	2	12
Nicolet Bankshares, Inc. (a)	3	201
NMI Holdings, Inc. - Class A (a)	13	272
Northeast Bank	2	86
Northfield Bancorp Inc.	14	219
Northrim Bancorp, Inc.	1	74
Northwest Bancshares, Inc.	22	306
Norwood Financial Corp.	2	54
OceanFirst Financial Corp.	10	210
Ocwen Financial Corporation (a)	2	66
OFG Bancorp	8	221
Old National Bancorp	48	861
Old Republic International Corporation	6	154
Old Second Bancorp, Inc.	7	120
OP Bancorp	2	28
Open Lending Corporation - Class A (a)	13	85
Oportun Financial Corporation (a)	7	37
Oppenheimer Holdings Inc. - Class A	2	104
Origin Bancorp, Inc.	4	155
Orrstown Financial Services, Inc.	3	68
P.C.B. Bancorp, Inc.	3	62
Pacific Premier Bancorp, Inc.	16	501
PacWest Bancorp	20	449
Palomar Holdings, Inc. (a)	4	177
Park National Corporation	3	368
Parke Bancorp, Inc.	3	61
Pathward Financial, Inc.	6	237
Peapack-Gladstone Financial Corporation	5	195
Penns Woods Bancorp, Inc.	1	32
PennyMac Financial Services, Inc.	9	493
Peoples Bancorp Inc.	8	218
Peoples Bancorp of North Carolina, Inc.	—	15
Peoples Financial Services Corp.	2	94
Pinnacle Financial Partners, Inc.	9	626
Piper Sandler Companies	3	375
PJT Partners Inc. - Class A	3	253
Plumas Bancorp	—	9
Ponce Financial Group, Inc. (a)	1	13
Popular, Inc.	12	808
PRA Group, Inc. (a)	7	223
Preferred Bank	3	236
Premier Financial Corporation	8	223
Primerica, Inc.	6	869
Primis Financial Corp.	7	78
ProAssurance Corporation	8	134
Professional Holding Corp. - Class A (a)	3	77
PROG Holdings, Inc. (a)	11	184
Prosperity Bancshares, Inc.	2	126
Provident Bancorp Inc.	1	9
Provident Financial Services, Inc.	13	267
QCR Holdings, Inc.	5	232
Radian Group Inc.	27	518
RBB Bancorp	5	109
Red River Bancshares, Inc.	2	97
Regional Management Corp.	3	73
Reinsurance Group of America, Incorporated	—	13
RenaissanceRe Holdings Ltd	1	110
Renasant Corporation	9	346
Republic Bancorp, Inc. - Class A	4	157
Republic First Bancorp, Inc. (a)	13	29
Richmond Mutual Bancorporation, Inc.	3	38
Riverview Bancorp, Inc.	3	21
RLI Corp.	8	1,020
Root Inc. - Class A (a) (b)	1	4
S & T Bancorp, Inc.	6	203

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Safeguard Scientifics, Inc. (a)	6	17
Safety Insurance Group, Inc.	2	204
Sandy Spring Bancorp, Inc.	8	283
Seacoast Banking Corporation of Florida	11	341
Security National Financial Corporation - Class A (a)	3	23
Selective Insurance Group, Inc.	11	938
SelectQuote, Inc. (a)	3	2
ServisFirst Bancshares, Inc.	10	705
Shore Bancshares, Inc.	5	87
Sierra BanCorp	4	85
Silvercrest Asset Management Group Inc. - Class A	2	43
Simmons First National Corporation - Class A	21	460
SiriusPoint Ltd (a)	31	184
SLM Corporation	45	740
Smartfinancial, Inc.	5	137
South Plains Financial, Inc.	3	94
Southern First Bancshares, Inc. (a)	2	98
Southern Missouri Bancorp, Inc.	3	119
Southside Bancshares, Inc.	6	199
Southstate Corporation	13	960
Stellar Bancorp, Inc.	15	448
Sterling Bancorp, Inc. (a)	5	28
Stewart Information Services Corporation	5	198
Stifel Financial Corp.	9	533
Stock Yards Bancorp, Inc.	5	313
StoneX Group Inc. (a)	4	342
Summit Financial Group, Inc.	3	82
Synovus Financial Corp.	17	657
Territorial Bancorp Inc.	2	47
Texas Capital Bancshares, Inc. (a)	8	499
TFS Financial Corporation	28	410
The Bancorp, Inc. (a)	10	283
The First Bancorp, Inc.	3	88
The First of Long Island Corporation	6	110
The Hanover Insurance Group, Inc.	6	805
The Hingham Institute for Savings	1	176
Timberland Bancorp, Inc.	2	66
Tiptree Inc.	11	147
Tompkins Financial Corporation	3	194
TowneBank	11	327
TriCo Bancshares	5	275
Trinity Capital Inc.	1	9
Triumph Bancorp, Inc. (a)	5	228
Trupanion, Inc. (a) (b)	5	235
Trustco Bank Corp N Y	5	197
Trustmark Corporation	10	362
UMB Financial Corporation	8	682
Umpqua Holdings Corporation	37	653
United Bankshares, Inc.	24	975
United Community Banks, Inc.	18	614
United Fire Group, Inc.	7	184
United Insurance Holdings Corp.	2	2
Unity Bancorp, Inc.	3	72
Universal Insurance Holdings, Inc.	8	88
Univest Financial Corporation	8	214
Unum Group	26	1,075
Valley National Bancorp	81	920
Value Line, Inc.	—	25
Veritex Holdings, Inc.	7	200
Victory Capital Holdings, Inc. - Class A	7	201
Virtu Financial, Inc. - Class A	18	372
Virtus Investment Partners, Inc.	1	232
Voya Financial, Inc.	1	43
Walker & Dunlop, Inc.	6	460
Washington Federal, Inc.	11	368
Washington Trust Bancorp, Inc.	5	212
Waterstone Financial, Inc.	7	116
Webster Financial Corporation	3	138
WesBanco, Inc.	10	363
West Bancorporation, Inc.	4	108
Westamerica Bancorporation	4	243
Western New England Bancorp, Inc.	4	41
Westwood Holdings Group, Inc.	2	23
White Mountains Insurance Group Ltd	1	741
Wintrust Financial Corporation	10	880
WisdomTree, Inc.	40	219
World Acceptance Corporation (a)	1	92
WSFS Financial Corporation	11	483
Zurich American Corporation	11	526
		94,138
Consumer Discretionary 13.0%
1-800-Flowers.Com, Inc. - Class A (a)	6	62
1stdibs.com, Inc. (a)	2	8
2U, Inc. (a)	11	66
Abercrombie & Fitch Co. - Class A (a)	12	264
Academy Sports & Outdoors, Inc.	19	989
Acushnet Holdings Corp.	17	714
Adient Public Limited Company (a)	16	550
ADT, Inc.	14	125
Adtalem Global Education Inc. (a)	13	478
Allbirds, Inc. - Class A (a)	6	13
American Axle & Manufacturing Holdings, Inc. (a)	30	234
American Eagle Outfitters, Inc.	30	419
American Outdoor Brands, Inc. (a)	3	33
American Public Education, Inc. (a)	5	56
America's Car Mart, Inc. (a)	2	114
Ark Restaurants Corp.	1	10
ARKO Corp. - Class A	19	164
Asbury Automotive Group, Inc. (a)	4	641
Autoliv, Inc.	2	180
AutoNation, Inc. (a)	5	509
Barnes & Noble Education, Inc. (a)	11	19
Bassett Furniture Industries, Incorporated	2	40
Beazer Homes USA, Inc. (a)	9	111
Big 5 Sporting Goods Corporation	3	24
Big Lots, Inc.	7	104
BJ's Restaurants, Inc. (a)	6	166
Bloomin' Brands, Inc.	13	263
Boot Barn Holdings, Inc. (a)	5	306
Boyd Gaming Corporation	—	21
Bright Horizons Family Solutions, Inc. (a)	7	420
Brinker International, Inc. (a)	8	257
Brunswick Corporation	13	907
Build-A-Bear Workshop, Inc. (a)	4	91
Caleres, Inc.	8	182
Camping World Holdings, Inc. - Class A	6	137
Capri Holdings Limited (a)	1	80
CarParts.com, Inc. (a)	13	80
Carriage Services, Inc.	4	108
Carrols Holdco Inc. (a)	13	17
Carter's, Inc.	7	507
Cavco Industries, Inc. (a)	2	348
Century Casinos, Inc. (a)	7	50
Century Communities, Inc.	5	255
Charles & Colvard, Ltd. (a)	4	3
Chegg, Inc. (a)	13	321
Chico's FAS, Inc. (a)	32	157
Choice Hotels International, Inc.	2	177
Chuy's Holdings, Inc. (a)	5	136
Citi Trends, Inc. (a)	2	41
Columbia Sportswear Company	10	913
Conn's, Inc. (a)	6	43
Cooper-Standard Holdings Inc. (a)	4	33
Coursera, Inc. (a)	11	131
Cracker Barrel Old Country Store, Inc.	4	358
Culp, Inc.	2	9
Dana Incorporated	23	343
Dave & Buster's Entertainment, Inc. (a)	7	266
Delta Apparel, Inc. (a)	2	20
Denny's Corporation (a)	16	145
Designer Brands Inc. - Class A	10	96
Destination XL Group, Inc. (a)	14	95
Dillard's, Inc. - Class A (b)	3	905
Dine Brands Global, Inc.	3	179
Dorman Products, Inc. (a)	5	430
Draftkings Inc. - Class A (a) (b)	2	21
Duluth Holdings Inc. - Class B (a)	6	39
Educational Development Corporation	1	2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
El Pollo Loco Holdings, Inc.	10	96
Escalade, Incorporated	3	31
Ethan Allen Interiors Inc.	7	188
European Wax Center, Inc. - Class A (a)	2	20
Everi Holdings Inc. (a)	12	171
Express, Inc. (a) (b)	14	15
FG Group Holdings Inc (a)	2	6
Fiesta Restaurant Group, Inc. (a)	7	49
Fisker Group Inc. - Class A (a) (b)	9	63
Flexsteel Industries, Inc.	1	18
Foot Locker, Inc.	16	591
Fossil Group, Inc. (a)	11	46
Fox Factory Holding Corp. (a)	7	649
Franchise Group, Inc. (b)	7	156
Frontdoor, Inc. (a)	12	243
Full House Resorts, Inc. (a)	10	73
Garrett Motion Inc. (a)	12	89
Genesco Inc. (a)	4	176
Gentex Corporation	5	128
Gentherm Incorporated (a)	6	365
G-III Apparel Group, Ltd. (a)	12	163
Gopro Inc. - Class A (a)	30	148
Graham Holdings Co., Ltd. - Class B	1	401
Grand Canyon Education, Inc. (a)	5	576
Green Brick Partners, Inc. (a)	7	179
Group 1 Automotive, Inc.	3	484
Groupon, Inc. (a) (b)	5	44
GrowGeneration Corp. (a)	6	23
Guess ?, Inc.	9	190
H & R Block, Inc.	25	926
Hamilton Beach Brands Holding Company - Class A	1	10
Hanesbrands Inc.	51	323
Harley-Davidson, Inc.	20	852
Haverty Furniture Companies, Inc.	4	115
Helen of Troy Limited (a)	4	450
Hibbett Inc.	3	235
Hilton Grand Vacations Inc. (a)	2	64
Hooker Furnishings Corporation	3	54
Horizon Global Corporation (a)	1	—
Hovnanian Enterprises, Inc. - Class A (a)	1	54
Inspired Entertainment, Inc. (a)	6	71
Installed Building Products, Inc.	5	413
International Game Technology PLC	28	629
iRobot Corporation (a)	5	246
J.Jill, Inc. (a)	2	58
Jack in the Box Inc.	4	257
Joann Inc.	2	5
Johnson Outdoors Inc. - Class A	2	161
KB Home	13	428
Kirkland's, Inc. (a) (b)	2	8
Kohl's Corporation	11	288
Kontoor Brands, Inc.	8	337
Koss Corporation (a)	1	3
Kura Sushi USA, Inc. (a)	2	90
Lakeland Industries, Inc. (a)	2	21
Lands' End, Inc. (a)	7	50
Laureate Education, Inc. - Class A	29	278
La-Z-Boy Incorporated	7	168
Lazydays Holdings, Inc. (a)	3	33
LCI Industries	4	404
Legacy Housing Corporation (a)	5	103
Leggett & Platt, Incorporated	22	709
Leslie's, Inc. (a)	22	264
Levi Strauss & Co. - Class A	1	15
LGI Homes, Inc. (a)	4	353
Life Time Group Holdings, Inc. (a)	2	29
Lifetime Brands, Inc.	5	40
Light & Wonder, Inc. (a)	10	600
Lincoln Educational Services Corporation (a)	6	36
Liquidity Services, Inc. (a)	9	129
Lithia Motors, Inc. - Class A	1	158
LL Flooring, Inc. (a)	7	38
M.D.C. Holdings, Inc.	12	377
M/I Homes, Inc. (a)	2	96
Macy's, Inc.	43	888
Malibu Boats, Inc. - Class A (a)	3	177
Marine Products Corporation	4	44
MarineMax, Inc. (a)	6	178
Marriott Vacations Worldwide Corporation	7	956
MasterCraft Boat Holdings, Inc. (a)	5	133
Mattel, Inc. (a)	5	96
Meritage Homes Corporation (a)	2	216
Modine Manufacturing Company (a)	14	274
Monarch Casino & Resort, Inc. (a)	2	159
Monro, Inc.	5	239
Motorcar Parts of America, Inc. (a)	5	61
Movado Group, Inc.	5	149
Murphy USA Inc.	4	1,203
Nathan's Famous, Inc.	1	78
National Vision Holdings, Inc. (a)	15	587
Nautilus, Inc. (a)	6	10
Newell Brands Inc.	6	78
Nishka, Inc. - Class A (a) (b)	8	82
Noodles & Company - Class A (a)	11	60
Nordstrom, Inc. (b)	26	424
Obh Inc. - Class A (a)	—	6
Obh Inc. - Class B (a)	1	76
Ollie's Bargain Outlet Holdings, Inc. (a)	11	505
OneSpaWorld Holdings Limited (a)	16	151
Oxford Industries, Inc.	3	269
Papa John's International, Inc.	7	545
Patrick Industries, Inc.	4	240
PENN Entertainment, Inc. (a)	19	573
Penske Automotive Group, Inc.	8	867
Perdoceo Education Corporation (a)	17	234
PetMed Express, Inc.	5	96
Planet Fitness, Inc. - Class A (a)	10	774
Playa Hotels & Resorts N.V. (a)	26	171
PlayAGS, Inc. (a)	10	53
Polaris Inc.	4	415
Purple Innovation, Inc. (a) (b)	10	46
PVH Corp.	11	789
Quantumscape Battery, Inc. - Class A (a) (b)	19	107
Quotient Technology Inc. (a)	22	76
Qurate Retail, Inc. - Series A (a)	56	92
RCI Hospitality Holdings, Inc.	2	201
Red Robin Gourmet Burgers, Inc. (a)	3	14
Red Rock Resorts, Inc. - Class A	10	396
Rent-A-Center, Inc.	9	205
Revolve Group Inc. - Class A (a) (b)	6	125
RH (a)	1	323
Rocky Brands, Inc.	2	37
Ruth's Hospitality Group, Inc.	8	124
Sally Beauty Holdings, Inc. (a)	20	254
Seaworld Entertainment, Inc. (a)	13	674
Shake Shack, Inc. - Class A (a)	5	206
Shoe Carnival, Inc.	7	177
Signet Jewelers Limited	8	532
Six Flags Operations Inc. (a)	13	305
Skechers U.S.A., Inc. - Class A (a)	22	912
Skyline Champion Corporation (a)	10	494
Sleep Number Corporation (a)	5	129
Smith & Wesson Brands, Inc.	12	106
Solo Brands, Inc. - Class A (a)	3	11
Sonic Automotive, Inc. - Class A	4	216
Sonos, Inc. (a)	20	342
Sportsman's Warehouse Holdings, Inc. (a)	11	102
Standard Motor Products, Inc.	6	194
Steven Madden, Ltd.	13	429
Stitch Fix, Inc. - Class A (a)	11	34
Stoneridge, Inc. (a)	8	167
Strategic Education, Inc.	4	276
Strattec Security Corporation (a)	1	17
Stride, Inc. (a)	7	220
Superior Group of Companies, Inc.	3	35
Superior Industries International, Inc. (a)	5	20
Sypris Solutions, Inc. (a)	3	5
Taylor Morrison Home II Corporation - Class A (a)	20	610
Tempur Sealy International, Inc.	26	896

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Texas Roadhouse, Inc. - Class A	10	924
The Aaron's Company, Inc.	8	99
The Buckle, Inc.	9	390
The Cato Corporation - Class A	5	43
The Cheesecake Factory Incorporated	8	246
The Children's Place, Inc. (a)	3	109
The Container Store Group, Inc. (a)	13	54
The Gap, Inc.	42	476
The Goodyear Tire & Rubber Company (a)	49	500
The Lovesac Company (a)	2	54
The ODP Corporation (a)	8	370
The One Group Hospitality, Inc. (a)	8	48
The Wendy's Company	32	720
Thor Industries, Inc.	9	692
Tile Shop Holdings, Inc. (a)	8	35
Tilly's, Inc. - Class A (a)	5	46
Toll Brothers, Inc.	13	652
TopBuild Corp. (a)	3	536
Topgolf Callaway Brands Corp. (a)	29	572
Travel + Leisure Co.	13	478
TravelCenters of America, Inc. (a)	3	144
TRI Pointe Homes Holdings, Inc. (a)	17	320
Tupperware Brands Corporation (a)	9	38
Under Armour, Inc. - Class A (a)	26	261
Under Armour, Inc. - Class C (a)	6	57
Unifi, Inc. (a)	4	38
Universal Electronics Inc. (a)	3	71
Universal Technical Institute, Inc. (a)	8	54
Urban Outfitters, Inc. (a)	16	384
Vera Bradley, Inc. (a)	8	35
Victoria's Secret & Co. (a)	9	313
Vince Holding Corp. (a)	1	7
Vista Outdoor Inc. (a)	11	276
Visteon Corporation (a)	5	620
Vivint Smart Home, Inc. - Class A (a)	5	59
Vizio Holding Corp. - Class A (a)	1	11
VOXX International Corporation - Class A (a)	5	44
Weyco Group, Inc.	2	45
Wingstop Inc.	3	429
Winmark Corporation	1	212
Winnebago Industries, Inc.	6	291
Wolverine World Wide, Inc.	15	160
WW International, Inc. (a)	3	12
Wyndham Hotels & Resorts, Inc.	8	559
XPEL, Inc. (a)	3	180
YETI Holdings, Inc. (a)	11	439
Zumiez Inc. (a)	4	87
		63,499
Health Care 12.0%
89Bio, Inc. (a) (b)	3	32
Aadi Bioscience, Inc. (a)	4	54
AbSci Corporation (a)	8	17
AC Immune SA (a)	2	3
Acadia Healthcare Company, Inc. (a)	15	1,258
ACADIA Pharmaceuticals Inc. (a)	5	86
Accolade, Inc. (a)	10	77
Accuray Incorporated (a)	21	45
Actinium Pharmaceuticals, Inc. (a)	3	32
Adaptive Biotechnologies Corporation (a)	33	253
Addus HomeCare Corporation (a)	5	458
Adicet Therapeutics, Inc. (a)	12	110
ADMA Biologics, Inc. (a)	15	59
Adverum Biotechnologies, Inc. (a) (b)	7	4
Aerovate Therapeutics Inc. (a) (b)	1	18
Affimed N.V. (a)	6	7
Agiliti, Inc. (a)	9	140
Agios Pharmaceuticals, Inc. (a)	14	386
Ais Operating Co. Inc. (a)	5	34
Akero Therapeutics Inc. (a)	10	524
Alaunos Therapeutics, Inc. (a) (b)	28	18
Albireo Pharma, Inc. (a)	5	112
Aldeyra Therapeutics, Inc. (a)	16	111
Alector, Inc. (a)	4	37
Alerislife Inc. (a)	4	2
Alkermes Public Limited Company (a)	28	741
Allakos Inc. (a)	1	8
Allogene Therapeutics, Inc. (a)	35	217
Allovir, Inc. (a)	9	44
Allscripts Healthcare Solutions, Inc. (a)	28	503
Altimmune, Inc. (a)	7	112
ALX Oncology Holdings Inc. (a)	1	11
Amedisys, Inc. (a)	6	514
American Well Corporation - Class A (a)	34	97
AMN Healthcare Services, Inc. (a)	10	1,000
Amneal Pharmaceuticals, Inc. - Class A (a)	26	51
Amphastar Pharmaceuticals, Inc. (a)	10	290
Anaptysbio, Inc. (a)	8	245
AngioDynamics, Inc. (a)	11	152
ANI Pharmaceuticals, Inc. (a)	5	204
Anika Therapeutics, Inc. (a)	4	115
Annexon, Inc. (a)	1	3
Apollo Medical Holdings, Inc. (a) (d)	9	262
Apyx Medical Corporation (a)	7	16
Aravas Inc. (a)	2	3
Arcturus Therapeutics Holdings Inc. (a)	7	125
Arcus Biosciences, Inc. (a)	10	209
Arcutis Biotherapeutics, Inc. (a)	6	96
Ardelyx, Inc. (a)	19	55
ARS Pharmaceuticals, Inc. (a)	3	29
Artivion, Inc. (a)	11	133
Asensus Surgical, Inc. (a)	5	2
Assembly Biosciences, Inc. (a)	7	9
Atara Biotherapeutics, Inc. (a)	15	48
Atreca, Inc. - Class A (a) (b)	6	5
AtriCure, Inc. (a)	8	351
Atrion Corporation	—	169
Atyr Pharma, Inc. (a)	2	4
Avanos Medical, Inc. (a)	9	253
Avidity Biosciences, Inc. (a)	14	316
AxoGen, Inc. (a)	11	114
Axonics, Inc. (a)	8	492
Azenta, Inc. (a)	1	72
Beam Therapeutics Inc. (a)	3	116
Beyond Air, Inc. (a) (b)	3	20
Bioatla, Inc. (a)	1	10
Biohaven Pharmaceutical Holding Company Ltd. (a)	—	1
BioLife Solutions, Inc. (a)	7	122
Biomea Fusion, Inc. (a)	2	19
Bioventus Inc. - Class A (a) (b)	1	3
Bioxcel Therapeutics, Inc. (a)	—	7
Bluebird Bio, Inc. (a)	24	165
Blueprint Medicines Corporation (a)	7	294
Brookdale Senior Living Inc. (a)	51	139
C4 Therapeutics, Inc. (a)	4	22
Capricor Therapeutics, Inc. (a)	3	12
Cara Therapeutics, Inc. (a)	16	172
Cardiovascular Systems, Inc. (a)	11	153
CareCloud, Inc. (a)	1	4
Caredx, Inc. (a)	7	84
Caribou Biosciences, Inc. (a)	5	29
CASI Pharmaceuticals, Inc. (a)	2	3
Castle Biosciences, Inc. (a)	5	129
Catalyst Pharmaceuticals, Inc. (a)	25	466
Celcuity Inc. (a)	—	1
Celldex Therapeutics, Inc. (a)	5	202
Century Therapeutics, Inc. (a)	1	6
Certara, Inc. (a)	13	208
Champions Oncology, Inc. (a)	1	2
Chemed Corporation	—	95
Chimerix, Inc. (a)	15	28
Chinook Therapeutics, Inc. (a)	11	288
Chinook Therapeutics, Inc. (a) (e)	3	6
Codexis, Inc. (a)	10	45
Cogent Biosciences, Inc. (a)	13	155
Collegium Pharmaceutical, Inc. (a)	10	223
Community Health Systems, Inc. (a)	24	104
Computer Programs and Systems, Inc. (a)	4	112
Concert Pharmaceuticals, Inc. (a)	12	68
CONMED Corporation	5	436

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Corcept Therapeutics Incorporated (a)	18	370
Coronado Topco, Inc. (a)	—	23
CorVel Corporation (a)	3	461
Crinetics Pharmaceuticals, Inc. (a)	8	143
CRISPR Therapeutics AG (a)	13	522
Cross Country Healthcare, Inc. (a)	8	217
Cryoport, Inc. (a)	8	142
Cue Biopharma, Inc. (a)	7	19
Cullinan Oncology, LLC (a)	2	25
Cumberland Pharmaceuticals, Inc. (a)	3	6
Cutera, Inc. (a)	3	125
CymaBay Therapeutics, Inc. (a)	22	137
Cytomx Therapeutics, Inc. (a) (b)	14	22
CytoSorbents Corporation (a)	7	12
Day One Biopharmaceuticals, Inc. (a)	3	65
Deciphera Pharmaceuticals, Inc. (a)	17	278
Denali Therapeutics Inc. (a)	8	232
Design Therapeutics, Inc. (a)	3	31
DURECT Corporation (a)	4	14
Dynavax Technologies Corporation (a)	15	154
Dyne Therapeutics Inc. (a)	7	77
Eagle Pharmaceuticals, Inc. (a)	4	111
Edesa Biotech Inc. (a) (b)	2	4
Edgewise Therapeutics, Inc. (a)	1	11
Editas Medicine, Inc. (a)	20	174
Eiger Biopharmaceuticals, Inc. (a)	11	13
Electromed, Inc. (a)	1	8
Embecta Corp.	7	174
Emergent BioSolutions Inc. (a)	8	98
Enanta Pharmaceuticals, Inc. (a)	6	263
Encompass Health Corporation	15	923
Enhabit Inc. (a)	7	90
Enovis Corporation (a)	9	477
Envista Holdings Corporation (a)	27	907
Enzo Biochem, Inc. (a)	10	14
Equillium, Inc. (a) (b)	1	1
Erasca, Inc. (a)	5	21
Evolent Health, Inc. - Class A (a)	16	443
Exagen Inc. (a)	1	2
Exelixis, Inc. (a)	48	778
Eyepoint Pharmaceuticals, Inc. (a) (b)	2	6
Fate Therapeutics, Inc. (a)	10	100
Fonar Corporation (a)	1	20
Frequency Therapeutics, Inc. (a)	1	5
Fulcrum Therapeutics, Inc. (a)	7	54
Fulgent Genetics, Inc. (a)	5	152
G1 Therapeutics, Inc. (a)	8	42
Generation Bio Co. (a)	4	15
Genprex, Inc. (a) (b)	3	4
Geron Corporation (a)	20	47
Glaukos Corporation (a)	7	287
Globus Medical, Inc. - Class A (a)	4	315
GlycoMimetics, Inc. (a)	7	21
Graphite Bio, Inc. (a)	4	14
Gritstone Bio, Inc. (a) (b)	13	46
Haemonetics Corporation (a)	8	612
Halozyme Therapeutics, Inc. (a)	11	601
Harmony Biosciences Holdings Inc. (a)	8	436
Harrow Health, Inc. (a)	6	93
Harvard Bioscience, Inc. (a)	9	25
Health Catalyst, Inc. (a)	8	81
HealthEquity, Inc. (a)	11	703
Healthstream, Inc. (a)	9	233
Heska Corporation (a)	2	149
Homology Medicines, Inc. (a) (b)	12	16
Hookipa Pharma Inc. (a)	4	3
Horizon Orphan LLC (a)	9	184
iCAD, Inc. (a)	3	6
IDEAYA Biosciences, Inc. (a)	13	241
IGM Biosciences, Inc. (a)	3	48
ImmunoGen, Inc. (a)	15	73
ImmunoPrecise Antibodies Ltd. (a)	—	2
Immunovant, Inc. (a)	22	387
Inari Medical, Inc. (a)	3	196
InfuSystem Holdings, Inc. (a)	4	34
Innoviva, Inc. (a)	18	235
Inogen, Inc. (a)	7	132
Integer Holdings Corporation (a)	6	417
Integra LifeSciences Holdings Corporation (a)	13	754
Intellia Therapeutics, Inc. (a)	10	360
Intra-Cellular Therapies, Inc. (a)	2	88
Ionis Pharmaceuticals, Inc. (a)	4	142
Iovance Biotherapeutics, Inc. (a)	24	155
Iradimed Corp.	3	91
Ironwood Pharmaceuticals, Inc. - Class A (a)	23	279
Iteos Therapeutics Inc. (a)	1	24
Iveric Bio, Inc. (a)	17	370
Jounce Therapeutics, Inc. (a)	12	14
KalVista Pharmaceuticals Inc. (a)	4	25
Karuna Therapeutics, Inc. (a)	1	198
Kezar Life Sciences, Inc. (a)	2	12
Kiniksa Pharmaceuticals Ltd. - Class A (a)	7	112
Kinnate Biopharma Inc. (a) (b)	1	6
Kodiak Sciences Inc. (a)	8	60
Krystal Biotech, Inc. (a)	4	319
Kura Oncology, Inc. (a)	17	215
Kymera Therapeutics, Inc. (a)	6	149
Lantheus Holdings, Inc. (a)	11	577
Larimar Therapeutics, Inc. (a)	2	7
LeMaitre Vascular, Inc.	4	181
Lensar, Inc. (a)	1	3
Lexicon Pharmaceuticals, Inc. (a)	28	54
LHC Group, Inc. (a)	5	811
Ligand Pharmaceuticals Incorporated (a)	3	193
Lineage Cell Therapeutics, Inc. (a) (b)	4	5
Liquidia Technologies, Inc. (a) (b)	4	23
LivaNova PLC (a)	8	450
Lyell Immunopharma Inc. (a)	2	6
MacroGenics, Inc. (a)	16	106
Magenta Therapeutics, Inc. (a)	12	5
Maravai LifeSciences Holdings, Inc. - Class A (a)	2	34
Marinus Pharmaceuticals, Inc. (a) (b)	7	27
MediciNova, Inc. (a)	3	6
Medpace Holdings, Inc. (a)	6	1,198
MeiraGTx Holdings plc (a)	11	70
Meridian Bioscience, Inc. (a)	9	284
Merit Medical Systems, Inc. (a)	10	703
Merrimack Pharmaceuticals, Inc. (a)	1	9
Mersana Therapeutics, Inc. (a)	16	92
Mesa Laboratories, Inc.	1	167
Milestone Pharmaceuticals Inc. (a)	2	7
Mirati Therapeutics, Inc. (a)	8	348
Mirum Pharmaceuticals, Inc. (a)	1	18
ModivCare Inc. (a)	2	203
Morphic Holding, Inc. (a)	5	140
Myriad Genetics, Inc. (a)	15	219
NanoString Technologies, Inc. (a)	3	24
National HealthCare Corporation	4	214
National Research Corporation	6	213
Nektar Therapeutics (a)	34	76
Neogen Corporation (a)	16	237
Neogenomics, Inc. (a)	20	188
Neurocrine Biosciences, Inc. (a)	—	21
Neuronetics, Inc. (a)	7	48
Nevro Corp. (a)	2	66
Nextcure, Inc. (a)	6	9
NextGen Healthcare, Inc. (a)	11	203
NGM Biopharmaceuticals, Inc. (a)	12	60
Nighthawk Biosciences Inc. (a)	4	4
Nkarta, Inc. (a)	2	11
Nurix Therapeutics, Inc. (a)	13	138
NuVasive, Inc. (a)	8	348
Ocular Therapeutix, Inc. (a)	8	23
Olema Pharmaceuticals Inc. (a)	3	7
OmniAb, Inc. (a) (e)	1	—
OmniAb, Inc. (a) (e)	1	—
OmniAb, Inc. (a)	14	51
Omnicell, Inc. (a)	8	395
Opiant Pharmaceuticals, Inc. (a)	1	10
OPKO Health, Inc. (a)	97	121

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
OptimizeRX Corporation (a)	3	53
Option Care Health, Inc. (a)	31	924
Orasure Technologies, Inc. (a)	15	73
Organogenesis Holdings Inc. - Class A (a)	19	52
Organon & Co.	—	13
Orgenesis Inc. (a) (b)	2	4
Orthofix Medical Inc. (a)	5	107
Orthopediatrics Corp. (a)	5	188
Owens & Minor, Inc. (a)	14	268
Pacific Biosciences of California, Inc. (a)	23	188
Pacira Pharmaceuticals, Inc. (a)	7	264
Patterson Companies, Inc.	16	460
PDL BioPharma, Inc. (a) (e)	14	35
Pediatrix Medical Group, Inc. (a)	14	213
Perrigo Company Public Limited Company	25	842
Personalis, Inc. (a)	7	14
PetIQ, Inc. - Class A (a)	8	69
Phibro Animal Health Corporation - Class A	5	73
Phreesia, Inc. (a)	5	159
Pieris Pharmaceuticals GmbH (a)	12	13
Pliant Therapeutics, Inc. (a)	2	47
PMV Pharmaceuticals, Inc. (a)	10	88
Poseida Therapeutics, Inc. (a)	14	73
Pphm, Inc. (a)	15	205
Praxis Precision Medicines, Inc. (a)	8	19
Precigen, Inc. (a)	6	9
Precision Biosciences, Inc. (a)	12	14
Premier Healthcare Solutions, Inc. - Class A	18	620
Prestige Consumer Healthcare Inc. (a)	9	539
Privia Health Group Inc. (a)	11	248
Progyny, Inc. (a)	12	366
ProPhase Labs, Inc. (a) (b)	3	28
Protagonist Therapeutics, Inc. (a)	13	137
Prothena Corporation Public Limited Company (a)	7	442
Pulmonx Corporation (a)	5	39
Puma Biotechnology, Inc. (a)	8	34
Quanterix Corporation (a)	6	86
RadNet, Inc. (a)	14	260
Rain Therapeutics, Inc. (a)	1	9
Rallybio Corporation (a)	2	10
Recursion Pharmaceuticals, Inc. - Class A (a)	5	41
Regenxbio Inc. (a)	8	192
Relay Therapeutics, Inc. (a)	16	239
Relmada Therapeutics, Inc. (a)	5	18
Repare Therapeutics Inc. (a)	4	57
Replimune Group, Inc. (a)	12	337
Revolution Medicines, Inc. (a)	12	294
Rhythm Pharmaceuticals, Inc. (a)	7	195
Rocket Pharmaceuticals, Inc. (a)	13	255
RVL Pharmaceuticals Public Limited Company (a)	2	2
RxSight, Inc. (a)	3	32
Sage Therapeutics Inc. (a)	10	382
Sangamo Therapeutics, Inc. (a)	46	146
Satsuma Pharmaceuticals, Inc. (a)	7	6
Scholar Rock Holding Corporation (a)	5	43
Schrodinger, Inc. (a)	6	119
scPharmaceuticals Inc. (a)	2	16
SeaSpine Holdings Corporation (a)	11	93
Seer, Inc. - Class A (a)	6	36
Select Medical Holdings Corporation	22	550
Semler Scientific, Inc. (a)	2	50
Sensus Healthcare, Inc. (a)	2	18
Shockwave Medical, Inc. (a)	1	169
SI-BONE, Inc. (a)	9	117
SIGA Technologies, Inc.	16	115
Sight Sciences, Inc. (a)	3	41
Simulations Plus, Inc.	5	169
Sonida Senior Living, Inc. (a) (b)	—	6
Sotera Health LLC (a)	25	211
Spectrum Pharmaceuticals, Inc. (a)	30	11
Spero Therapeutics, Inc. (a)	10	17
Springworks Therapeutics, Inc. (a)	5	135
STAAR Surgical Company (a)	8	368
Standard Biotools Inc. (a) (b)	6	7
Stereotaxis, Inc. (a)	14	30
Stoke Therapeutics, Inc. (a)	9	82
Supernus Pharmaceuticals, Inc. (a)	9	325
Surface Oncology, Inc. (a)	11	9
Surgalign Holdings, Inc. (a)	—	1
Surmodics, Inc. (a)	4	131
Sutro Biopharma, Inc. (a)	13	104
Symbion, Inc. (a)	14	377
Syndax Pharmaceuticals, Inc. (a)	12	312
Syneos Health, Inc. - Class A (a)	9	324
Synlogic Operating Company, Inc. (a)	2	1
Tactile Systems Technology, Inc. (a)	6	66
Tandem Diabetes Care, Inc. (a)	1	43
Taro Pharmaceutical Industries Ltd (a)	4	125
Tarsus Pharmaceuticals, Inc. (a)	5	68
TCR2 Therapeutics Inc. (a)	8	8
Teladoc Health, Inc. (a)	14	322
Tenet Healthcare Corporation (a)	9	450
The Ensign Group, Inc.	10	907
The Joint Corp (a)	4	55
The Pennant Group, Inc. (a)	8	92
TransMedics Group, Inc. (a)	5	286
Twist Bioscience Corporation (a)	8	191
U. S. Physical Therapy, Inc.	2	167
UFP Technologies, Inc. (a)	2	237
Ultragenyx Pharmaceutical Inc. (a)	4	174
Utah Medical Products, Inc.	1	92
Vanda Pharmaceuticals Inc. (a)	16	120
Vapotherm, Inc. (a) (b)	6	15
Varex Imaging Corporation (a)	11	230
Vaxcyte, Inc. (a)	1	46
VBI Vaccines (Delaware) Inc. (a)	11	4
Veracyte, Inc. (a)	12	288
Verastem, Inc. (a)	41	17
Vericel Corporation (a)	7	191
ViewRay, Inc. (a)	42	189
Viking Therapeutics, Inc. (a)	17	162
Viracta Therapeutics, Inc. (a)	8	11
Voyager Therapeutics, Inc. (a)	7	43
Wave Life Sciences Ltd. (a)	2	14
X4 Pharmaceuticals Inc. (a)	5	5
Xbiotech Inc (a)	6	21
Xencor, Inc. (a)	10	254
Xenon Pharmaceuticals Inc. (a)	8	305
Y-mAbs Therapeutics, Inc. (a)	5	24
Zentalis Pharmaceuticals, Inc. (a)	2	31
		59,025
Information Technology 11.4%
3D Systems Corporation (a)	12	91
A10 Networks, Inc.	21	343
ACI Worldwide, Inc. (a)	30	695
Adeia Inc.	8	75
Adtran Holdings, Inc.	22	416
Advanced Energy Industries, Inc.	9	785
Agilysys, Inc. (a)	5	414
Airgain, Inc. (a)	2	15
Akoustis Technologies, Inc. (a) (b)	8	23
Alarm.Com Holdings, Inc. (a)	12	599
Alpha and Omega Semiconductor Limited (a)	7	200
Altair Engineering Inc. - Class A (a)	11	522
Ambarella Inc. (a)	6	480
American Software, Inc. - Class A	8	124
Amkor Technology, Inc.	45	1,077
Amtech Systems, Inc. (a)	3	24
AppFolio, Inc. - Class A (a)	2	258
Applied Optoelectronics, Inc. (a)	5	10
Arlo Technologies, Inc. (a)	16	54
Arrow Electronics, Inc. (a)	—	33
AstroNova, Inc. (a)	1	6
Asure Software, Inc. (a)	4	37
Aviat Networks, Inc. (a)	2	60
Avid Technology, Inc. (a)	8	201
Avidxchange Holdings, Inc. (a)	7	72
Avnet, Inc.	17	712
Aware Inc. (a)	5	8
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Axcelis Technologies, Inc. (a)	6	450
AXT, Inc. (a)	11	50
Badger Meter, Inc.	5	551
Bel Fuse Inc. - Class B	3	97
Belden Inc.	7	515
Benchmark Electronics, Inc.	9	251
Blackbaud, Inc. (a)	9	525
BM Technologies, Inc. - Class A (a) (b)	—	2
Box, Inc. - Class A (a)	24	741
Brightcove Inc. (a)	11	56
CalAmp Corp. (a)	8	36
Calix, Inc. (a)	11	769
Cambium Networks Corp. (a)	8	164
Cantaloupe, Inc. (a)	18	80
Casa Systems, Inc. (a)	4	12
Cass Information Systems, Inc.	4	175
Cerence Inc. (a)	6	106
CEVA Inc. (a)	6	161
Cirrus Logic, Inc. (a)	10	738
Clearfield, Inc. (a)	3	298
Climb Global Solutions, Inc.	1	37
Coda Octopus Group, Inc. (a)	1	8
Cognyte Software Ltd (a)	7	21
Coherent Corp. (a)	9	328
Cohu, Inc. (a)	9	274
CommScope Holding Company, Inc. (a)	30	222
CommVault Systems, Inc. (a)	7	418
Computer Task Group, Incorporated (a)	3	22
Comtech Telecommunications Corp.	8	96
Concentrix Corporation	1	183
Conduent Incorporated (a)	57	230
Consensus Cloud Solutions, Inc. (a)	4	214
CoreCard Corporation (a)	1	42
CPI Card Group Inc. (a)	1	44
CSG Systems International, Inc.	7	377
CTS Corporation	5	198
Daktronics, Inc. (a)	10	30
Digi International Inc. (a)	8	297
Digital Turbine USA, Inc. (a)	6	89
Diodes Incorporated (a)	8	593
DoubleVerify Holdings, Inc. (a)	16	356
Duck Creek Technologies, Inc. (a)	18	220
DXC Technology Company (a)	6	162
DZS, Inc. (a)	8	103
Ebix, Inc.	7	131
Edgio, Inc. (a)	47	53
Egain Corporation (a)	8	71
EMCORE Corporation (a)	9	8
EngageSmart, Inc. (a)	9	151
Envestnet, Inc. (a)	8	518
ePlus inc. (a)	5	203
Euronet Worldwide, Inc. (a)	8	733
Everbridge, Inc. (a)	1	31
EverCommerce Inc. (a)	1	7
Everspin Technologies, Inc. (a)	4	22
EVERTEC, Inc.	10	329
EVO Payments, Inc. - Class A (a)	6	214
ExlService Holdings, Inc. (a)	6	996
Extreme Networks, Inc. (a)	24	437
Fabrinet (a)	6	810
FARO Technologies, Inc. (a)	5	152
Fastly, Inc. - Class A (a)	2	12
Flywire Corporation (a)	9	221
Formfactor, Inc. (a)	13	286
Freshworks, Inc. - Class A (a) (b)	2	24
Genasys Inc. (a)	7	27
Grid Dynamics Holdings, Inc. - Class A (a)	10	115
GSI Technology, Inc. (a)	3	6
Guidewire Software, Inc. (a)	9	569
Harmonic, Inc. (a)	19	245
I3 Verticals, Inc. - Class A (a)	6	155
IBEX Limited (a)	1	34
Ichor Holdings, Ltd. (a)	7	199
Identiv, Inc. (a)	6	41
Immersion Corporation	5	37
Information Services Group, Inc.	12	56
Innodata Inc. (a)	6	17
Insight Enterprises, Inc. (a)	6	619
InterDigital, Inc.	5	230
International Money Express Inc. (a)	10	249
inTEST Corporation (a)	3	27
Intevac, Inc. (a)	5	29
IPG Photonics Corporation (a)	9	841
Issuer Direct Corporation (a)	1	22
Iteris, Inc. (a)	8	25
Itron, Inc. (a)	8	395
JAMF Holding Corp. (a)	9	194
JFROG Ltd (a)	6	132
Kimball Electronics Group, LLC (a)	7	159
Knowles Corporation (a)	20	322
Kulicke and Soffa Industries, Inc.	10	460
KVH Industries, Inc. (a)	5	47
Kyndryl Holdings, Inc. (a)	37	407
Lantronix, Inc. (a)	7	29
Lattice Semiconductor Corporation (a)	7	483
Littelfuse, Inc.	2	484
LiveRamp Holdings, Inc. (a)	10	227
Lumentum Holdings Inc. (a)	10	506
Luna Innovations Incorporated (a)	8	68
MACOM Technology Solutions Holdings, Inc. (a)	11	665
Magnachip Semiconductor Corporation (a)	12	113
Marqeta, Inc. - Class A (a)	57	350
MAXIMUS, Inc.	9	666
MaxLinear, Inc. (a)	11	377
MeridianLink, Inc. (a)	1	9
Methode Electronics, Inc.	6	263
Mitek Systems, Inc. (a)	12	115
MKS Instruments, Inc.	2	155
Model N, Inc. (a)	8	311
Momentive Global Inc. (a)	7	49
MoneyGram International, Inc. (a)	16	173
N-Able, Inc. (a)	17	180
Napco Security Technologies, Inc. (a)	9	251
National Instruments Corporation	20	753
NCR Corporation (a)	21	491
NETGEAR, Inc. (a)	8	143
NetScout Systems, Inc. (a)	13	429
Network-1 Technologies, Inc.	3	6
Nextnav Inc. (a) (b)	4	10
Nlight, Inc. (a)	10	106
Novanta Inc. (a)	6	869
NVE Corporation	1	79
Olo Inc. - Class A (a)	14	87
ON24, Inc. (a)	9	75
One Stop Systems, Inc. (a)	1	4
Onespan, Inc. (a)	11	120
Onto Innovation Inc. (a)	9	596
Osi Systems, Inc. (a)	3	249
PAR Technology Corporation (a) (b)	4	95
Paya Holdings Inc. - Class A (a)	20	159
Paysafe Limited (a)	—	5
Paysign, Inc. (a)	3	8
PC Connection, Inc.	4	209
PC-Tel, Inc.	3	12
PDF Solutions, Inc. (a)	10	286
Perficient, Inc. (a)	6	410
PFSweb, Inc.	6	36
Photronics, Inc. (a)	3	54
Pixelworks, Inc. (a) (b)	12	20
Plexus Corp. (a)	5	488
Power Integrations, Inc.	10	723
Powerfleet Inc. (a)	8	22
Powerschool Holdings, Inc. - Class A (a)	12	283
Progress Software Corporation	7	351
Q2 Holdings, Inc. (a)	3	71
Qualys, Inc. (a)	7	765
Rackspace Technology, Inc. (a)	17	50
Rambus Inc. (a)	20	706
Remitly Global, Inc. (a)	12	133
Ribbon Communications Inc. (a)	48	133

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Richardson Electronics, Ltd.	3	61
Rimini Street, Inc. (a)	23	86
Rogers Corporation (a)	3	317
Sanmina Corporation (a)	10	584
Sapiens International Corporation N.V.	10	180
ScanSource, Inc. (a)	8	224
Secureworks Corp. - Class A (a)	3	20
Semtech Corporation (a)	11	306
Shift4 Payments, LLC - Class A (a)	5	262
ShotSpotter, Inc. (a)	2	73
Silicon Laboratories Inc. (a)	6	750
SMART Global Holdings, Inc. (a)	11	167
Smith Micro Software, Inc. (a)	10	21
SolarWinds Corporation (a)	15	138
SPS Commerce, Inc. (a)	5	698
Squarespace, Inc. - Class A (a)	6	134
StarTek, Inc. (a)	6	23
Stratasys, Inc. (a)	14	164
Sumo Logic, Inc. (a)	22	175
Super Micro Computer, Inc. (a)	8	674
Synaptics Incorporated (a)	7	664
Synchronoss Technologies, Inc. (a)	5	3
Taskus, Inc. - Class A (a) (b)	2	35
Telos Corporation (a)	7	33
Teradata Corporation (a)	17	578
Terawulf Inc. (a) (b)	—	—
TESSCO Technologies Incorporated (a)	1	2
The Hackett Group, Inc.	9	182
The Western Union Company	48	655
TransAct Technologies Incorporated (a)	—	1
TTEC Holdings, Inc.	8	358
TTM Technologies, Inc. (a)	15	221
Tucows Inc. - Class A (a) (b)	1	27
Turtle Beach Corporation (a)	4	29
Ultra Clean Holdings, Inc. (a)	7	240
Unisys Corporation (a)	12	62
Universal Display Corporation	7	782
Upland Software, Inc. (a)	4	28
Usio, Inc. (a)	5	8
Varonis Systems, Inc. (a)	2	40
Veeco Instruments Inc. (a)	10	184
Verint Systems Inc. (a)	11	399
Vertex, Inc. - Class A (a)	3	44
ViaSat, Inc. (a)	11	361
Viavi Solutions Inc. (a)	37	386
VirnetX Holding Corporation (a)	2	3
Vishay Intertechnology, Inc.	24	510
Vishay Precision Group, Inc. (a)	3	133
Vm Consolidated, Inc. - Class A (a)	25	344
Vontier Corporation	25	484
Wex, Inc. (a)	1	167
Xerox Holdings Corporation	29	424
Xperi Inc. (a)	1	13
Yext, Inc. (a)	22	146
		55,856
Energy 6.6%
Adams Resources & Energy, Inc.	1	31
Alto Ingredients, Inc. (a)	20	56
Amplify Energy Corp. (a)	9	80
Antero Midstream Corporation	86	932
Arch Resources, Inc. - Class A	4	525
Archrock, Inc.	24	213
Ardmore Shipping Services (Ireland) Limited (a)	11	162
Berry Corporation (Bry)	20	156
Bristow Holdings U.S. Inc. (a)	7	200
Cactus, Inc. - Class A	10	484
California Resources Corporation	11	460
Callon Petroleum Company (a)	9	328
Centrus Energy Corp. - Class A (a)	4	118
ChampionX Corporation	30	881
Chord Energy Corporation	7	921
Civitas Resources, Inc.	5	287
Clean Energy Fuels Corp. (a)	32	165
CNX Resources Corporation (a)	34	571
Comstock Resources, Inc.	39	535
CONSOL Energy Inc.	8	548
Core Laboratories N.V.	10	205
CVR Energy, Inc.	13	396
Delek US Holdings, Inc.	12	313
Denbury Inc. (a)	8	689
DHT Holdings, Inc.	33	293
DMC Global Inc. (a)	4	70
Dorian LPG Ltd.	12	221
Dril-Quip, Inc. (a)	9	241
DT Midstream, Inc.	14	767
Earthstone Energy, Inc. - Class A (a)	19	273
Enlink Midstream, LLC	76	931
Epsilon Energy Ltd.	5	33
Equitrans Midstream Corporation	69	461
Evolution Petroleum Corporation	8	64
Expro Group Holdings N.V. (a)	4	75
Forum Energy Technologies, Inc. (a)	1	44
Geospace Technologies Corporation (a)	2	9
Gevo, Inc. (a) (b)	5	10
Green Plains Inc. (a)	9	263
Gulf Island Fabrication, Inc. (a)	2	8
Gulfport Energy Operating Corporation (a)	2	177
Hallador Energy Company (a)	9	85
Helix Energy Solutions Group, Inc. (a)	42	306
Helmerich & Payne, Inc.	16	806
Independence Contract Drilling, Inc. (a)	—	1
International Seaways, Inc.	9	335
Kosmos Energy Ltd. (a)	80	507
Laredo Petroleum, Inc. (a)	3	152
Liberty Energy Inc. - Class A	26	421
Lightbridge Corporation (a)	—	—
Magnolia Oil & Gas Corporation - Class A	33	770
Mammoth Energy Services, Inc. (a)	9	77
Matador Resources Company	17	1,001
Murphy Oil Corporation	15	650
Nabors Industries Ltd (a)	1	220
NACCO Industries, Inc. - Class A	1	51
National Energy Services Reunited Corporation (a)	25	171
Natural Gas Services Group, Inc. (a)	2	26
Newpark Resources, Inc. (a)	29	120
NexTier Oilfield Solutions Inc. (a)	46	430
Nine Energy Service, Inc. (a)	7	98
Noble Corporation PLC (a)	18	671
Nordic American Tankers Limited	43	132
Northern Oil and Gas Incorporated	11	343
Nov Inc.	16	333
Oceaneering International, Inc. (a)	21	359
Oil States International, Inc. (a)	19	141
Overseas Shipholding Group, Inc. - Class A (a)	22	64
Par Pacific Holdings, Inc. (a)	11	262
Patterson-UTI Energy, Inc.	35	592
PBF Energy Inc. - Class A	22	899
PDC Energy, Inc.	6	409
Peabody Energy Corporation (a)	21	547
PEDEVCO Corp. (a)	7	7
Permian Resources Corporation - Class A	59	551
Phx Minerals Inc. - Class A	10	37
Primeenergy Resources Corporation (a)	—	9
Propetro Holding Corp. (a)	22	230
Range Resources Corporation	11	281
Ranger Oil Corporation - Class A	1	56
REX American Resources Corporation (a)	5	151
Riley Exploration - Permian, LLC	1	39
Ring Energy Inc. (a)	18	45
RPC, Inc.	34	304
SandRidge Energy, Inc. (a)	10	173
Scorpio Tankers Inc.	12	649
SEACOR Marine Holdings Inc. (a)	6	51
Select Energy Services, Inc. - Class A	24	220
SFL Corporation Ltd.	25	229
Sitio Royalties Corp. - Class A (a)	8	220
SM Energy Company	21	731
Smart Sand, Inc. (a)	10	17
Solaris Oilfield Infrastructure, Inc. - Class A	10	97

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Talos Energy Inc. (a)	15	278
TechnipFMC PLC	69	845
Teekay Shipping (Canada) Ltd. (a)	25	115
Teekay Tankers Ltd. - Class A (a)	8	255
TETRA Technologies, Inc. (a)	36	125
Tidewater Inc. (a)	10	353
Transocean Ltd. (a) (c)	104	475
U.S. Silica Holdings, Inc. (a)	19	244
Uranium Energy Corp. (a)	7	27
VAALCO Energy, Inc.	13	59
Valaris Limited (a)	5	348
W&T Offshore, Inc. (a)	36	203
Weatherford International Public Limited Company (a)	9	469
World Fuel Services Corporation	11	312
		32,380
Materials 6.3%
Advanced Emissions Solutions, Inc. (a)	4	8
AdvanSix Inc.	7	284
AgroFresh Solutions, Inc. (a)	4	13
Alpha Metallurgical Resources, Inc.	4	647
American Vanguard Corporation	9	189
Ampco-Pittsburgh Corporation (a)	3	7
Arconic Corporation (a)	16	342
Ardagh Metal Packaging S.A.	2	9
Ascent Industries Co. (a)	2	15
Ashland Global Holdings Inc.	9	990
Aspen Aerogels, Inc. (a)	2	20
ATI Inc. (a)	30	892
Avient Corporation	16	528
Axalta Coating Systems Ltd. (a)	34	860
Balchem Corporation	6	693
Bioceres Crop Solutions Corp. (a)	2	20
Cabot Corporation	10	655
Caledonia Mining Corporation PLC	2	23
Carpenter Technology Corporation	8	286
Century Aluminum Company (a)	15	123
Chase Corporation	3	219
Clearwater Paper Corporation (a)	5	172
Coeur Mining, Inc. (a)	67	224
Commercial Metals Company	21	1,031
Compass Minerals International, Inc.	5	216
Core Molding Technologies, Inc. (a)	—	3
Eagle Materials Inc.	6	815
Ecovyst Inc. (a)	17	155
Element Solutions Inc.	43	779
Ferroglobe PLC (a)	37	144
Flotek Industries, Inc. (a)	5	6
Fortitude Gold Corporation	2	13
Friedman Industries, Incorporated	2	15
FutureFuel Corp.	10	84
Glatfelter Corporation	11	30
Gold Resource Corporation	18	28
Graphic Packaging Holding Company	29	640
Greif, Inc. - Class A	4	286
Greif, Inc. - Class B	3	202
H.B. Fuller Company	9	675
Hawkins, Inc.	5	188
Haynes International, Inc.	3	156
Hecla Mining Company	96	532
Huntsman Corporation	34	940
Ingevity Corporation (a)	6	452
Innospec Inc.	4	414
Intrepid Potash, Inc. (a)	4	118
Kaiser Aluminum Corporation	2	147
Koppers Holdings Inc.	6	165
Kronos Worldwide, Inc.	11	104
Livent Corporation (a)	28	553
Louisiana-Pacific Corporation	14	855
LSB Industries, Inc. (a)	16	210
Materion Corporation	4	307
MATIV Holdings, Inc.	13	269
Mercer International Inc.	19	217
Minera Andes Inc. (a)	—	2
Minerals Technologies Inc.	5	307
MP Materials Corp. - Class A (a)	21	514
Myers Industries, Inc.	9	208
NewMarket Corporation	2	533
Nexa Resources S.A.	7	43
O-I Glass, Inc. (a)	25	408
Olin Corporation	5	241
Olympic Steel, Inc.	3	99
Orion Engineered Carbons Finance & Co. S.C.A.	12	222
Quaker Chemical Corporation	3	460
Ramaco Resources, Inc.	9	75
Ranpak Holdings Corp - Class A (a)	12	71
Rayonier Advanced Materials Inc. (a)	17	159
Resolute Forest Products Inc. (a)	16	340
Reynolds Group Holdings Limited	14	159
Royal Gold, Inc.	1	108
Ryerson Holding Corporation	8	252
Schnitzer Steel Industries, Inc. - Class A	7	229
Sensient Technologies Corporation	7	528
Silgan Holdings Inc.	17	907
Smith-Midland Corporation (a)	1	18
Sonoco Products Company	8	471
Stepan Company	4	410
Summit Materials, Inc. - Class A (a)	21	585
SunCoke Energy, Inc.	22	189
Sylvamo Corporation	5	264
The Chemours Company	25	766
The Scotts Miracle-Gro Company	6	301
TimkenSteel Corporation (a)	12	216
Tredegar Corporation	9	92
TriMas Corporation	6	177
Trinseo Public Limited Company	5	123
Tronox Holdings PLC	25	345
United States Lime & Minerals, Inc.	1	208
United States Steel Corporation	37	929
Universal Stainless & Alloy Products, Inc. (a)	1	8
Valvoline, Inc.	29	948
Venator Materials PLC (a)	23	13
Warrior Met Coal, Inc.	10	341
Worthington Industries, Inc.	8	415
		30,652
Consumer Staples 4.4%
Alico, Inc.	2	46
B&G Foods, Inc.	3	34
Bellring Intermediate Holdings, Inc. (a)	21	545
Calavo Growers, Inc.	5	159
Cal-Maine Foods, Inc.	7	398
Celsius Holdings, Inc. (a)	3	296
Central Garden & Pet Company (a)	2	71
Central Garden & Pet Company - Class A (a)	7	263
Coca-Cola Consolidated, Inc.	1	740
Coty Inc. - Class A (a)	114	976
Del Monte Fresh Produce Company	8	217
e.l.f. Beauty, Inc. (a)	7	407
Edgewell Personal Care Colombia S A S	10	376
Energizer Holdings, Inc.	11	383
Farmer Bros. Co. (a)	4	20
Flowers Foods, Inc.	35	1,000
Freshpet, Inc. (a)	6	322
Grocery Outlet Holding Corp. (a)	15	446
Herbalife Nutrition Ltd. (a)	17	253
Hostess Brands, Inc. - Class A (a)	24	532
Ingles Markets, Incorporated - Class A	3	263
Ingredion Incorporated	11	1,046
Inter Parfums, Inc.	5	504
J & J Snack Foods Corp.	3	418
John B. Sanfilippo & Son, Inc.	2	194
Lancaster Colony Corporation	4	883
Lifecore Biomedical, Inc. (a)	8	54
LifeVantage Corporation	2	7
Limoneira Company	4	44
Medifast, Inc.	2	229
MGPI Processing, Inc.	3	366
Mission Produce, Inc. (a)	4	41
National Beverage Corp. (a)	10	470

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Natural Alternatives International, Inc. (a)	1	7
Natural Grocers By Vitamin Cottage, Inc.	5	50
Natural Health Trends Corp.	1	3
Nature's Sunshine Products, Inc. (a)	4	34
Nu Skin Enterprises, Inc. - Class A	7	314
Oil-Dri Corporation of America	1	27
Olaplex Holdings, Inc. (a)	6	32
Pilgrim's Pride Corporation (a)	20	464
Post Holdings, Inc. (a)	10	919
PriceSmart, Inc.	5	314
Reynolds Consumer Products Inc.	7	199
Rocky Mountain Chocolate Factory, Inc. (a)	2	9
Seaboard Corporation	—	521
Seneca Foods Corporation - Class A (a)	2	100
Sovos Brands, Inc. (a)	4	63
Spartannash Company	8	233
Spectrum Brands Holdings, Inc.	6	392
Sprouts Farmers Market, Inc. (a)	19	605
The Andersons, Inc.	7	260
The Boston Beer Company, Inc. - Class A (a)	2	528
The Chefs' Warehouse, Inc. (a)	5	181
The Duckhorn Portfolio Inc. (a)	15	248
The Hain Celestial Group, Inc. (a)	14	233
The Honest Company, Inc. (a)	25	75
The Simply Good Foods Company (a)	17	649
The Vita Coco Company, Inc. (a)	4	51
Tootsie Roll Industries, Inc.	6	269
Treehouse Foods, Inc. (a)	9	442
Turning Point Brands, Inc.	5	113
United Natural Foods, Inc. (a)	11	410
United-Guardian, Inc.	—	1
Universal Corporation	4	230
USANA Health Sciences, Inc. (a)	3	162
UTZ Brands, Inc. - Class A	2	37
Vector Group Ltd.	25	294
Village Super Market, Inc. - Class A	2	51
Vital Farms, Inc. (a)	12	176
WD-40 Company	2	351
Weis Markets, Inc.	5	412
Whole Earth Brands, Inc. - Class A (a)	11	45
		21,507
Utilities 3.2%
ALLETE, Inc.	13	846
American States Water Company	7	640
Artesian Resources Corporation - Class A	2	144
Atlantica Sustainable Infrastructure PLC	18	471
Avista Corporation	12	549
Black Hills Corporation	10	716
California Water Service Group	9	544
Chesapeake Utilities Corporation	3	359
Clearway Energy, Inc. - Class A	3	82
Clearway Energy, Inc. - Class C	3	97
Consolidated Water Co. Ltd.	4	64
Genie Energy Ltd. - Class B	7	75
Hawaiian Electric Industries, Inc.	17	713
IDACORP, Inc.	8	861
MGE Energy, Inc.	6	412
Middlesex Water Company	2	188
National Fuel Gas Company	10	634
New Jersey Resources Corporation	16	807
Northwest Natural Holding Company	5	239
NorthWestern Corporation	9	547
One Gas, Inc.	9	645
Ormat Technologies, Inc. (b)	10	839
Otter Tail Corporation	7	407
PNM Resources, Inc.	15	736
Portland General Electric Company	15	720
Pure Cycle Corporation (a)	6	65
RGC Resources, Inc.	1	29
SJW Group	5	380
South Jersey Industries, Inc.	18	653
Southwest Gas Holdings, Inc.	10	640
Spire Inc.	9	612
Sunnova Energy International Inc. (a) (b)	20	359
The York Water Company	4	197
Unitil Corporation	5	249
Via Renewables, Inc. - Class A (b)	3	15
		15,534
Communication Services 2.9%
Altice USA, Inc. - Class A (a)	42	193
AMC Networks, Inc. - Class A (a)	8	123
Angi Inc. - Class A (a)	21	49
Anterix Inc. (a)	5	154
ATN International, Inc.	4	200
Bandwidth Inc. - Class A (a)	2	46
Boston Omaha Corporation - Class A (a)	7	195
Bumble Inc. - Class A (a)	20	429
Cable One, Inc.	—	90
CarGurus, Inc. - Class A (a)	17	238
Cars.com Inc. (a)	18	246
Cinedigm Corp. - Class A (a) (b)	35	14
Cinemark Holdings, Inc. (a)	14	125
Clear Channel Outdoor Holdings, Inc. (a)	17	18
CM WIND DOWN TOPCO LLC - Class A (a)	4	22
Cogent Communications Holdings, Inc.	8	464
Comscore, Inc. (a)	23	27
Consolidated Communications Holdings, Inc. (a)	31	109
Daily Journal Corporation (a)	—	74
DHI Group, Inc. (a)	12	64
Dolphin Entertainment, LLC (a)	2	4
EchoStar Corporation - Class A (a)	6	97
Emerald Holding, Inc. (a)	3	10
Entravision Communications Corporation - Class A	16	77
EverQuote, Inc. - Class A (a)	6	96
Fluent Inc. (a)	18	20
Frontier Communications Parent, Inc. (a)	7	187
fuboTV Inc. (a) (b)	18	32
Gaia, Inc. - Class A (a)	3	8
Gannett Co., Inc. (a)	29	59
Gray Television, Inc.	15	167
Harte Hanks, Inc. (a)	1	14
IDT Corporation - Class B (a)	7	193
iHeartMedia, Inc. - Class A (a)	18	112
IMAX Corporation (a)	15	222
Integral Ad Science Holding Corp. (a)	1	12
Intelsat Inflight LLC (a)	14	211
Iridium Communications Inc.	21	1,081
John Wiley & Sons, Inc. - Class A	8	312
Lee Enterprises, Incorporated (a)	1	22
Liberty Latin America Ltd. - Class A (a)	7	56
Liberty Latin America Ltd. - Class C (a)	29	221
Liberty Media Corporation - Series A (a) (b)	2	59
Liberty Media Corporation - Series C (a)	6	208
Lions Gate Entertainment Corp. - Class A (a)	14	80
Lions Gate Entertainment Corp. - Class B (a)	24	130
Madison Square Garden Entertainment Corp. - Class A (a)	4	187
Madison Square Garden Entertainment Corp. - Class A	2	455
Magnite, Inc. (a)	25	267
Marchex, Inc. - Class B (a)	—	—
Nexstar Media Group, Inc. - Class A	3	594
Ooma, Inc. (a)	7	91
Playtika Holding Corp. (a)	24	204
PubMatic, Inc. - Class A (a)	9	112
QuinStreet, Inc. (a)	14	207
Reading International, Inc. - Class A (a)	2	7
Saga Communications, Inc. - Class A	—	7
Salem Media Group, Inc. - Class A (a)	3	3
Scholastic Corporation	5	201
Sciplay Corporation - Class A (a)	6	99
Shenandoah Telecommunications Company	12	186
Shutterstock, Inc.	5	289
Sinclair Broadcast Group, Inc. - Class A	9	136
Spok Holdings, Inc.	1	8
TechTarget, Inc. (a)	4	188
TEGNA Inc.	37	783
Telephone and Data Systems, Inc.	18	192
The E.W. Scripps Company - Class A (a)	15	191

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
The Marcus Corporation	7	96
The New York Times Company - Class A	26	833
Thryv Holdings, Inc. (a)	9	168
Townsquare Media, Inc. - Class A (a)	3	23
Travelzoo (a)	2	9
TripAdvisor, Inc. (a)	18	324
Truecar, Inc. (a)	21	54
United States Cellular Corporation (a)	8	166
Urban One, Inc. - Class A (a)	2	9
Urban One, Inc. - Class D (a)	7	27
WideOpenWest, Inc. (a)	13	117
World Wrestling Entertainment, Inc. - Class A	6	425
Yelp Inc. (a)	11	298
Zedge, Inc. - Class B (a)	1	2
Ziff Davis, Inc. (a)	8	666
		14,194
Real Estate 0.7%
Altisource Portfolio Solutions S.A. (a) (b)	2	20
Cushman & Wakefield PLC (a)	37	461
Douglas Elliman Inc.	21	85
Dwight A. Walker Real Estate, Inc. - Class A	5	96
eXp World Holdings, Inc. (b)	16	175
Five Point Holdings, LLC - Class A (a)	16	38
Florida Rock Properties, Inc. (a)	3	147
Forestar Group Inc. (a)	14	211
Kennedy-Wilson Holdings, Inc.	22	342
Marcus & Millichap Company	7	233
Maui Land & Pineapple Company, Inc. (a)	1	10
Newmark Group, Inc. - Class A	28	223
Rafael Holdings, Inc. - Class B (a)	4	8
Realogy Holdings Corp. (a)	21	132
Stratus Properties Inc.	2	38
Tejon Ranch Co. (a)	7	130
The Howard Hughes Corporation (a)	8	642
The Rmr Group Inc. - Class A	4	113
The St. Joe Company	11	412
		3,516
Total Common Stocks (cost $515,569)		486,896
PREFERRED STOCKS 0.0%
Industrials 0.0%
WESCO International, Inc. - Series A, 10.63%, (25, 6/22/2025) (f)	1	36
Consumer Discretionary 0.0%
Qurate Retail, Inc., 8.00%, 03/15/31	—	5
Total Preferred Stocks (cost $60)		41
RIGHTS 0.0%
Achillion Pharmaceuticals, Inc. (a) (e)	11	16
Flexion Therapeutics, Inc. (a) (e)	8	5
Ikonics Corporation (a) (e)	—	—
Progenics Pharmaceuticals, Inc. (a) (e)	3	3
Xeris Pharmaceuticals, Inc. (a) (e)	14	5
ZAGG Inc (a) (e)	4	—
Total Rights (cost $0)		29
WARRANTS 0.0%
Triumph Group, Inc. (a) (g)	3	6
Total Warrants (cost $0)		6
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.4%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (h)	2,167	2,167
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (h)	1,739	1,739
Total Short Term Investments (cost $3,906)		3,906
Total Investments 100.2% (cost $519,535)		490,878
Other Assets and Liabilities, Net (0.2)%		(1,090)
Total Net Assets 100.0%		489,788

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(g) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/DFA U.S. Small Cap Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Medical Holdings, Inc.	767	16	114	—	65	(472)	262	0.1

JNL/DFA U.S. Small Cap Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Bridgewater Bancshares, Inc.	06/21/19	116	135	—
Transocean Ltd.	03/02/21	400	475	0.1
		516	610	0.1

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DFA U.S. Small Cap Fund
Assets - Securities
Common Stocks	486,699	156	41	486,896
Preferred Stocks	41	—	—	41
Rights	—	—	29	29
Warrants	—	6	—	6
Short Term Investments	3,906	—	—	3,906
	490,646	162	70	490,878

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/DoubleLine Core Fixed Income Fund
GOVERNMENT AND AGENCY OBLIGATIONS 40.3%
Mortgage-Backed Securities 13.0%
Federal Home Loan Mortgage Corporation
3.93%, (1 Year Treasury + 2.36%), 07/01/27 (a)	—	—
3.00%, 08/01/46 - 07/01/47	55,002	49,506
3.50%, 10/01/47 - 06/01/52	28,789	26,390
4.00%, 10/01/48 - 06/01/52	16,843	15,849
2.00%, 11/01/50	21,554	17,879
4.50%, 08/01/52 - 10/01/52	11,774	11,355
Federal National Mortgage Association, Inc.
4.50%, 03/01/23 - 07/01/42	2,549	2,526
4.00%, 04/01/23 - 07/01/52	32,983	31,438
5.50%, 07/01/23 - 09/01/25	11	11
2.14%, 10/01/29	19,300	16,645
2.28%, 11/01/29	10,700	9,260
2.37%, 12/01/29	12,200	10,570
2.46%, 04/01/32	11,428	9,521
3.00%, 07/01/34 - 04/01/47	6,622	6,046
2.50%, 08/01/34 - 01/01/52	48,300	41,340
3.03%, (1 Year USD LIBOR + 1.45%), 01/01/35 (a)	132	131
3.51%, (1 Year Treasury + 2.24%), 01/01/36 (a)	1,611	1,640
5.00%, 12/01/38 - 07/01/52	10,017	9,898
2.89%, (12 Month Treasury Average + 1.20%), 06/01/43 (a)	49	49
2.00%, 11/01/50 - 02/01/51	32,467	26,825
3.50%, 11/01/50 - 07/01/51	33,210	30,625
Government National Mortgage Association
2.87%, (1 Year Treasury + 1.50%), 05/20/26 - 05/20/30 (a)	6	5
2.63%, (1 Year Treasury + 1.50%), 02/20/27 - 02/20/32 (a)	17	15
3.00%, (1 Year Treasury + 1.50%), 04/20/30 (a)	1	1
5.00%, 02/15/38 - 07/15/39	3,653	3,662
3.00%, 11/15/44 - 07/15/45	1,084	987
2.50%, 10/20/51 - 11/20/51	39,927	34,392
		356,566
U.S. Treasury Note 11.0%
Treasury, United States Department of
0.25%, 09/30/23	3,900	3,772
3.00%, 06/30/24 - 07/15/25	4,900	4,763
3.25%, 08/31/24 - 06/30/29	28,300	27,646
4.50%, 11/30/24 - 11/15/25	31,950	32,147
3.13%, 08/15/25 - 08/31/29	3,550	3,430
4.00%, 12/15/25 - 10/31/29	840	838
2.75%, 07/31/27 - 08/15/32	2,430	2,276
4.13%, 09/30/27 - 11/15/32	31,670	31,949
3.88%, 11/30/27 (b)	530	527
1.25%, 03/31/28 - 08/15/31	9,520	8,261
2.63%, 07/31/29	25,180	23,185
3.88%, 09/30/29 - 12/31/29	1,800	1,788
1.38%, 11/15/31	650	529
1.88%, 02/15/32	620	525
2.88%, 05/15/32	172,530	158,943
		300,579
U.S. Treasury Bond 10.4%
Treasury, United States Department of
2.25%, 05/15/41	7,880	5,924
3.25%, 05/15/42	12,950	11,358
4.00%, 11/15/42 (b)	1,900	1,862
1.25%, 05/15/50	463,500	249,928
2.88%, 05/15/52	6,650	5,341
3.00%, 08/15/52	8,200	6,788
4.00%, 11/15/52	2,260	2,270
		283,471
Collateralized Mortgage Obligations 3.9%
Federal Home Loan Mortgage Corporation
Series JZ-1507, REMIC, 7.00%, 05/15/23	1	1
Series LZ-2764, REMIC, 4.50%, 03/15/34	1,362	1,341
Series QD-4076, REMIC, 2.50%, 11/15/41	426	407
Series ZL-3979, REMIC, 3.50%, 01/15/42	1,674	1,590
Series 2022-M1B-DNA3, REMIC, 6.83%, (SOFR 30-Day Average + 2.90%), 04/25/42 (a)	10,000	9,885
Series Z-4966, REMIC, 2.50%, 04/25/50	16,388	12,832
Series BZ-5000, REMIC, 2.00%, 08/25/50	15,742	9,904
Series YZ-5200, REMIC, 2.50%, 02/25/52	10,159	6,733
Series 2019-M55D-4, REMIC, 4.00%, 02/25/59	5,237	4,867
Federal National Mortgage Association, Inc.
Series 2006-3A2-5, REMIC, 3.26%, 05/25/35 (a)	8	8
Series 2020-2M2-R02, REMIC, 6.39%, (1 Month USD LIBOR + 2.00%), 01/25/40 (a)	3,451	3,397
Series 2018-21-PO, REMIC, 0.00%, 04/25/48	6,305	4,606
Series 2018-A-33, REMIC, 3.00%, 05/25/48	4,629	4,176
Series 2022-AZ-40, REMIC, 2.00%, 08/25/50	20,201	12,929
Series 2020-DZ-63, REMIC, 2.00%, 09/25/50	10,477	6,514
Interest Only, Series 2021-NS-48, REMIC, 0.13%, (3.65% - (SOFR 30-Day Average * 1)), 08/25/51 (a)	12,164	356
Series 2021-CZ-85, REMIC, 2.50%, 12/25/51	5,102	2,917
Series 2022-ZG-17, REMIC, 2.50%, 01/25/52	5,997	3,512
Series 2022-Z-28, REMIC, 2.50%, 02/25/52	12,176	8,888
Government National Mortgage Association
Series 2019-CB-71, REMIC, 2.50%, 03/20/49	6,383	5,717
Interest Only, Series 2020-IO-188, REMIC, 2.00%, 12/20/50	10,550	1,131
Series 2022-HZ-34, REMIC, 2.50%, 02/20/52	5,973	3,568
The Government National Mortgage Association Guaranteed REMIC Pass-Through Securities
Interest Only, Series 2021-IU-159, REMIC, 3.00%, 09/20/51	11,675	1,924
		107,203
Sovereign 1.9%
Assembleia da Republica
2.88%, 10/15/25, EUR (c)	196	209
1.95%, 06/15/29, EUR (c)	500	497
0.48%, 10/18/30, EUR (c)	270	232
Bundesrepublik Deutschland
0.00%, 08/15/30, EUR	640	566
0.00%, 02/15/31, EUR (c)	1,500	1,309
Cabinet Office, Government of Japan
1.90%, 03/20/31, JPY	133,000	1,127
1.60%, 03/20/33, JPY	169,200	1,421
0.50%, 03/20/38 - 09/20/41, JPY	208,500	1,424
0.40%, 06/20/41, JPY	4,400	29
Commonwealth of Australia
2.75%, 04/21/24, AUD	320	216
1.00%, 12/21/30, AUD (c)	610	332
1.50%, 06/21/31, AUD	610	341
Estado Espanol
0.60%, 10/31/29, EUR	1,000	896
0.50%, 04/30/30, EUR (c)	370	324
Gobierno Federal de los Estados Unidos Mexicanos
3.75%, 01/11/28	5,975	5,647
2.66%, 05/24/31	1,500	1,211
7.75%, 05/29/31, MXN	6,900	331
4.28%, 08/14/41	4,350	3,369
4.35%, 01/15/47	600	453
8.00%, 11/07/47, MXN	6,920	317
4.40%, 02/12/52	500	368
Gouvernement De France
0.25%, 11/25/26, EUR (c)	885	857
1.00%, 05/25/27, EUR (c)	305	301
0.50%, 05/25/29, EUR (c)	300	276
1.50%, 05/25/31, EUR (c)	400	383
Government of Canada
0.25%, 08/01/23, CAD	1,050	757
1.50%, 06/01/31, CAD	500	321
Government of the Republic of Panama
2.25%, 09/29/32	1,700	1,260
4.30%, 04/29/53	1,700	1,247
4.50%, 04/01/56	500	369
3.87%, 07/23/60	2,000	1,295

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Ireland, Government of
1.00%, 05/15/26, EUR (c)	710	718
Ministry of Finance
4.25%, 03/31/23, ILS	1,000	285
2.00%, 03/31/27, ILS	470	125
New Zealand Parliament
1.50%, 05/15/31, NZD	1,080	546
Perusahaan Penerbit Surat Berharga Syariah Negara Indonesia
2.55%, 06/09/31 (d)	300	253
3.80%, 06/23/50 (c)	500	388
Presidencia Da Republica Federativa Do Brasil
5.63%, 02/21/47	1,900	1,506
Presidencia de la Republica de Chile
2.55%, 01/27/32	200	164
3.10%, 05/07/41 - 01/22/61	4,200	2,635
3.50%, 01/25/50	1,000	721
Presidencia de la Republica de Colombia
3.13%, 04/15/31	1,500	1,114
3.25%, 04/22/32	1,800	1,309
5.00%, 06/15/45	1,000	684
4.13%, 05/15/51	2,900	1,733
Presidencia de la Republica Dominicana
6.00%, 02/22/33 (d)	600	541
Saudi Arabia, Kingdom of
3.45%, 02/02/61 (c)	2,500	1,783
Service Public Federal Chancellerie Du Premier Ministre
1.00%, 06/22/26, EUR (c)	840	847
0.90%, 06/22/29, EUR (c)	530	500
South Africa, Parliament of
4.30%, 10/12/28	1,050	936
8.00%, 01/31/30, ZAR	3,580	188
8.88%, 02/28/35, ZAR	5,400	268
The Korea Development Bank
1.63%, 01/19/31	1,200	939
2.00%, 10/25/31	800	633
The Philippines, Government of
1.65%, 06/10/31	500	399
3.70%, 03/01/41 - 02/02/42	1,400	1,137
2.95%, 05/05/45	700	503
2.65%, 12/10/45	800	538
The Republic of Indonesia, The Government of
2.15%, 07/28/31	200	166
3.70%, 10/30/49	2,900	2,236
		51,480
Municipal 0.1%
California, State of
7.55%, 04/01/39	1,570	1,965
Asset-Backed Securities 0.0%
U.S. Small Business Administration
5.13%, 09/01/23	—	—
5.52%, 06/01/24	10	10
		10
Total Government And Agency Obligations (cost $1,213,881)		1,101,274
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 25.2%
Aaset 2021-2 Trust
Series 2021-B-2A, 3.54%, 12/15/28	1,419	1,010
ABFC 2006-HE1 Trust
Series 2006-A2B-HE1, REMIC, 4.50%, (1 Month USD LIBOR + 0.11%), 01/25/37 (a) (e)	2,893	1,686
ABFC 2007-WMC1 Trust
Series 2007-A1A-WMC1, REMIC, 5.64%, (1 Month USD LIBOR + 1.25%), 06/25/37 (a) (e)	2,668	1,759
AIMCO CLO 10 Ltd
Series 2019-DR-10A, 7.22%, (3 Month USD LIBOR + 2.90%), 07/22/32 (a)	2,000	1,897
AIMCO CLO Series 2018-A
Series 2018-B-AA, 5.48%, (3 Month USD LIBOR + 1.40%), 04/17/31 (a)	2,500	2,403
Series 2018-D-AA, 6.63%, (3 Month USD LIBOR + 2.55%), 04/17/31 (a)	1,000	928
Alternative Loan Trust
Series 2006-A5-19CB, REMIC, 6.00%, 08/25/36	3,459	2,083
Alternative Loan Trust 2004-24CB
Series 2005-1A7-6CB, REMIC, 5.50%, 04/25/35	3,762	3,284
Alternative Loan Trust 2005-43
Series 2005-1A2-27, REMIC, 3.45%, (12 Month Treasury Average + 1.40%), 08/25/35 (a)	213	196
Series 2005-A3-32T1, REMIC, 5.39%, (1 Month USD LIBOR + 1.00%), 08/25/35 (a)	5,351	2,887
Alternative Loan Trust 2005-45
Series 2005-1A1-59, REMIC, 5.01%, (1 Month USD LIBOR + 0.66%), 11/20/35 (a) (e)	3,206	2,801
Series 2005-2A1-J12, REMIC, 4.93%, (1 Month USD LIBOR + 0.54%), 11/25/35 (a) (e)	2,314	1,299
Alternative Loan Trust 2006-25CB
Series 2006-A4-25CB, REMIC, 6.00%, 10/25/36	3,555	2,019
Alternative Loan Trust 2006-9T1
Series 2006-2A4-6CB, REMIC, 5.75%, 05/25/36	5,230	2,185
Alternative Loan Trust 2006-HY11
Series 2006-A1-HY11, REMIC, 4.63%, (1 Month USD LIBOR + 0.24%), 06/25/36 (a) (e)	5,551	5,048
Alternative Loan Trust 2006-OA12
Series 2006-A1B-OA12, REMIC, 4.54%, (1 Month USD LIBOR + 0.19%), 09/20/46 (a) (e)	1,059	1,004
Alternative Loan Trust 2006-OA17
Series 2006-1A1A-OA17, REMIC, 4.55%, (1 Month USD LIBOR + 0.20%), 12/20/46 (a) (e)	3,606	2,976
Alternative Loan Trust 2006-OA21
Series 2006-A1-OA21, REMIC, 4.54%, (1 Month USD LIBOR + 0.19%), 03/20/47 (a) (e)	2,408	1,920
Alternative Loan Trust 2006-OC3
Series 2006-2A3-OC3, REMIC, 4.97%, (1 Month USD LIBOR + 0.58%), 03/25/36 (a) (e)	5,929	4,966
Alternative Loan Trust 2007-16CB
Series 2007-1A4-16CB, REMIC, 6.00%, 08/25/37	3,484	2,709
Alternative Loan Trust 2007-9T1
Series 2007-2A3-9T1, REMIC, 6.00%, 05/25/37	5,946	2,925
Alternative Loan Trust 2007-Oa7
Series 2007-A1A-OA7, REMIC, 4.75%, (1 Month USD LIBOR + 0.36%), 05/25/47 (a) (e)	154	128
AMSR 2020-SFR5 Trust
Series 2020-E1-SFR5, REMIC, 2.68%, 11/19/25	8,000	7,100
Series 2020-E2-SFR5, REMIC, 2.93%, 11/19/25	10,000	8,867
AMSR Trust
Series 2021-E1-SFR2, REMIC, 2.48%, 08/19/26	3,000	2,582
Series 2021-E2-SFR2, REMIC, 2.58%, 08/19/26	2,500	2,145
Series 2021-F1-SFR2, REMIC, 3.28%, 08/19/26	3,000	2,588
Series 2021-F2-SFR2, REMIC, 3.67%, 08/19/26	2,000	1,727
Apidos CLO XII
Series 2013-DR-12A, 6.68%, (3 Month USD LIBOR + 2.60%), 04/15/31 (a)	1,000	909
Apollo Aviation Securitization Equity Trust
Series 2018-A-1A, 3.84%, 09/16/23 (d) (e)	1,229	757
Argent Securities Inc.
Series 2006-A2C-W2, REMIC, 4.97%, (1 Month USD LIBOR + 0.58%), 03/25/36 (a) (e)	7,837	4,073
Argent Securities Trust 2006-M1
Series 2006-A2C-M1, REMIC, 4.69%, (1 Month USD LIBOR + 0.30%), 07/25/36 (a) (e)	13,837	3,549
Atrium XIII
Series D-13A, 7.02%, (3 Month USD LIBOR + 2.70%), 11/21/30 (a)	1,000	898
Atrium XIV LLC
Series D-14A, 7.03%, (3 Month USD LIBOR + 2.95%), 08/23/30 (a)	1,000	920
Atrium XV
Series D-15A, REMIC, 7.32%, (3 Month USD LIBOR + 3.00%), 01/23/31 (a)	2,500	2,343

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Babson CLO Ltd 2016-I
Series 2016-DR-1A, 7.37%, (3 Month USD LIBOR + 3.05%), 07/23/30 (a)	1,000	900
BABSON CLO LTD 2018-3A
Series 2018-D-3A, 7.14%, (3 Month USD LIBOR + 2.90%), 07/20/29 (a)	500	464
BAMLL Commercial Mortgage Securities Trust 2016-ISQR
Series 2016-C-ISQ, REMIC, 3.61%, 08/14/26 (a)	3,125	2,442
Banc of America Funding Corp
Series 2005-4A1-A, REMIC, 3.43%, 02/20/35 (a)	247	224
Bank 2021-BNK37
Series 2021-C-BN37, REMIC, 3.11%, 11/18/31 (a)	2,121	1,534
Bank 2022-BNK39
Series 2022-E-BNK39, REMIC, 2.50%, 01/16/32	900	492
Series 2022-AS-BNK39, REMIC, 3.18%, 01/16/32	3,601	2,952
Bank of America Corporation
Series 2005-A1-D, REMIC, 3.42%, 05/25/35 (a)	2,647	2,401
Barings CLO Ltd 2018-I
Series 2018-C-1A, 6.68%, (3 Month USD LIBOR + 2.60%), 04/15/31 (a)	1,000	875
Barings CLO Ltd 2019-II
Series 2019-CR-2A, 7.48%, (3 Month USD LIBOR + 3.40%), 04/15/36 (a)	500	455
Barings CLO Ltd 2020-I
Series 2020-DR-1A, 7.28%, (3 Month USD LIBOR + 3.20%), 10/15/36 (a)	1,000	924
Barings CLO Ltd. 2019-I
Series 2019-DR-1A, 7.73%, (3 Month USD LIBOR + 3.65%), 04/16/35 (a)	1,000	926
BBCMS 2018-TALL Mortgage Trust
Series 2018-F-TALL, REMIC, 7.55%, (1 Month USD LIBOR + 3.24%), 03/16/37 (a) (e)	4,330	2,624
BBCMS Mortgage Trust 2019-C3
Series 2019-C-C3, REMIC, 4.18%, 05/17/29	4,250	3,503
BBCMS Mortgage Trust 2020-C8
Series 2020-A5-C8, REMIC, 2.04%, 10/18/30	1,275	1,029
BBCMS Mortgage Trust 2022-C17
Series 2022-A5-C17, REMIC, 4.44%, 08/17/32	3,037	2,894
BB-UBS Trust 2012-Show
Interest Only, Series 2012-XB-SHOW, REMIC, 0.14%, 11/07/36 (a)	6,436	20
Interest Only, Series 2012-XA-SHOW, REMIC, 0.60%, 11/07/36 (a)	11,689	114
BCAP LLC 2010-RR11-II Trust
Series 2010-5A3-RR11, REMIC, 3.76%, 03/27/47 (a)	4,636	3,784
BCAP LLC 2011-RR4-II Trust
Series 2011-8A1-RR4, REMIC, 5.25%, 02/26/36	473	202
BCAP LLC 2012-RR1 Trust
Series 2012-6A6-RR1, REMIC, 3.69%, 12/27/46 (a)	1,048	1,102
BCAP LLC Trust 2007-AA2
Series 2007-11A-AA2, REMIC, 4.77%, (1 Month USD LIBOR + 0.38%), 05/25/47 (a) (e)	1,613	1,561
BCAP LLC Trust 2011-RR5
Series 2011-12A1-RR5, REMIC, 4.61%, 03/26/37 (a)	72	69
Series 2011-9A1-RR5, REMIC, 5.25%, 05/25/37	3,074	1,621
BDS 2022-FL11 LLC
Series 2022-ATS-FL11, 6.12%, (1 Month Term SOFR + 1.80%), 03/21/39 (a)	2,192	2,099
Bear Stearns ALT-A Trust 2006-3
Series 2005-23A1-4, REMIC, 3.12%, 05/25/35 (a)	90	81
Series 2005-26A1-7, REMIC, 3.59%, 09/25/35 (a)	5,160	2,112
Series 2005-22A1-7, REMIC, 3.73%, 09/25/35 (a)	74	44
Bear Stearns ARM Trust 2004-1
Series 2000-A1-2, REMIC, 2.78%, 11/25/30 (a)	—	—
Series 2002-1A2-11, REMIC, 3.25%, 02/25/33 (a)	1	1
Series 2002-1A1-11, REMIC, 4.34%, 02/25/33 (a)	—	—
Series 2003-6A1-1, REMIC, 3.24%, 04/25/33 (a)	3	3
Series 2003-4A1-8, REMIC, 4.01%, 01/25/34 (a)	36	33
Series 2004-12A5-1, REMIC, 3.08%, 04/25/34 (a)	97	89
Series 2004-2A1-8, REMIC, 3.89%, 11/25/34 (a)	150	135
Bear Stearns Structured Products Inc. Trust 2007-R6
Series 2007-1A1-R6, REMIC, 3.52%, 01/26/36 (a)	215	170
Series 2007-2A1-R6, REMIC, 5.22%, 12/26/46 (a)	155	110
Benchmark 2018-B2 Mortgage Trust
Series 2018-C-B2, REMIC, 4.23%, 02/17/28 (a)	1,997	1,654
Benchmark 2019-B13 Mortgage Trust
Series 2019-A3-B13, REMIC, 2.70%, 08/17/29	1,000	841
Benchmark 2020-B19 Mortgage Trust
Series 2020-C-B19, REMIC, 3.21%, 09/17/30	4,109	2,873
Benchmark 2021-B30 Mortgage Trust
Series 2021-A5-B30, REMIC, 2.58%, 11/18/31	1,654	1,362
Benchmark 2022-B32 Mortgage Trust
Series 2022-AS-B32, REMIC, 3.41%, 01/16/32 (a)	2,886	2,284
BX Commercial Mortgage Trust 2021-XL2
Series 2021-E-XL2, REMIC, 6.16%, (1 Month USD LIBOR + 1.85%), 10/16/23 (a)	4,327	4,068
BX Trust 2019-OC11
Series 2019-D-OC11, REMIC, 3.94%, 12/11/29 (a)	520	415
Series 2019-E-OC11, REMIC, 3.94%, 12/11/29 (a)	3,435	2,595
Canyon Capital CLO 2012-1 R Ltd
Series 2012-D-1RA, 7.08%, (3 Month USD LIBOR + 3.00%), 07/15/30 (a)	1,500	1,355
Canyon Capital CLO 2014-1 Ltd
Series 2014-CR-1A, 7.16%, (3 Month USD LIBOR + 2.75%), 01/30/31 (a) (d)	1,134	977
Canyon Capital CLO 2016-1 Ltd
Series 2016-DR-1A, 6.88%, (3 Month USD LIBOR + 2.80%), 07/15/31 (a)	1,000	893
Canyon Capital CLO 2019-2 Ltd
Series 2019-DR-2A, 7.38%, (3 Month USD LIBOR + 3.30%), 10/16/34 (a)	1,000	900
Canyon Capital CLO 2021-2 Ltd
Series 2021-D-1A, 7.18%, (3 Month USD LIBOR + 3.10%), 04/17/34 (a)	1,000	916
Canyon CLO 2018-1 Ltd
Series 2018-D-1A, 6.98%, (3 Month USD LIBOR + 2.90%), 07/15/31 (a)	1,000	872
Canyon CLO 2021-3, Ltd.
Series 2021-D-3A, 7.13%, (3 Month USD LIBOR + 3.05%), 07/17/34 (a)	1,000	914
Canyon CLO 2021-4 Ltd
Series 2021-E-4A, 10.38%, (3 Month USD LIBOR + 6.30%), 10/16/34 (a)	1,000	882
Castlelake Aircraft Structured Trust 2021-1
Series 2021-A-1A, 3.47%, 01/15/28 (e)	4,798	4,009
Cathedral Lake VIII, Ltd.
Series 2021-C-8A, 6.86%, (3 Month USD LIBOR + 2.62%), 01/22/35 (a)	1,000	923
Series 2021-D1-8A, 7.66%, (3 Month USD LIBOR + 3.42%), 01/22/35 (a)	1,000	878
C-BASS 2007-CB1 Trust
Series 2007-AF2-CB1, REMIC, 3.20%, 01/25/37 (a) (e)	2,684	871
CF 2019-CF1 Mortgage Trust
Series 2019-65C-CF1, REMIC, 4.12%, 04/17/24	2,737	2,457
CFCRE 2016-C6 Mortgage Trust
Series 2016-A2-C6, REMIC, 2.95%, 08/12/26	2,971	2,715

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Chase Mortgage Finance Trust
Series 2005-1A1-A1, REMIC, 3.82%, 12/25/35 (a)	105	92
ChaseFlex Trust Series 2007-3
Series 2007-1A1-3, REMIC, 5.00%, 07/25/37	357	218
CIFC Funding 2015-IV, Ltd.
Series 2015-CR2-4A, 7.24%, (3 Month USD LIBOR + 3.00%), 04/20/34 (a)	1,000	912
CIFC Funding 2017-I, Ltd.
Series 2017-D-1A, 7.78%, (3 Month USD LIBOR + 3.50%), 04/23/29 (a)	1,000	946
CIFC Funding 2018-III Ltd
Series 2018-D-3A, 7.04%, (3 Month USD LIBOR + 2.85%), 07/18/31 (a)	500	469
CIFC Funding 2019-III Ltd
Series 2019-CR-3A, 7.13%, (3 Month USD LIBOR + 3.05%), 10/16/34 (a)	500	472
Citicorp Mortgage Securities Trust, Series 2007-2
Series 2007-1A3-2, REMIC, 6.00%, 02/25/37	658	587
Citigroup Commercial Mortgage Trust 2016-GC36
Series 2016-D-GC36, REMIC, 2.85%, 01/10/26	2,223	1,276
Series 2016-B-GC36, REMIC, 4.75%, 01/12/26 (a)	2,892	2,532
Citigroup Commercial Mortgage Trust 2017-C4
Series 2017-B-C4, REMIC, 4.10%, 10/14/27 (a)	2,000	1,736
Citigroup Commercial Mortgage Trust 2019-GC41
Series 2019-B-GC41, REMIC, 3.20%, 08/10/29	1,762	1,380
Citigroup Commercial Mortgage Trust 2020-555
Series 2020-F-555, REMIC, 3.62%, 12/12/29 (a)	2,584	1,800
Series 2020-G-555, REMIC, 3.62%, 12/12/29 (a)	2,584	1,669
Citigroup Commercial Mortgage Trust 2022-GC48
Series 2022-A5-GC48, REMIC, 4.58%, 05/17/32 (a)	3,000	2,899
Citigroup Mortgage Loan Trust 2007-FS1
Series 2007-1A1-FS1, REMIC, 4.25%, 10/25/37 (a) (e)	1,942	1,812
Citigroup Mortgage Loan Trust 2018-RP1
Series 2018-M3-RP1, REMIC, 3.00%, 09/25/64 (a)	1,500	1,150
Citigroup Mortgage Loan Trust 2021-JL1
Series 2021-A-JL1, REMIC, 2.75%, 02/25/62 (a)	976	875
Citigroup Mortgage Loan Trust Inc.
Series 2005-A2A-11, REMIC, 5.41%, (1 Year Treasury + 2.40%), 10/25/35 (a)	9	9
Series 2005-1A3A-8, REMIC, 3.91%, 11/25/35 (a)	1,589	1,468
Citigroup Mortgage Loan Trust Series 2007 AHL3
Series 2007-A3A-AHL3, REMIC, 4.45%, (1 Month USD LIBOR + 0.06%), 07/25/45 (a) (e)	245	174
COLT 2020-RPL1 Trust
Series 2020-1-RPL, REMIC, 2.88%, 01/25/65	4,257	2,936
COLT Funding LLC
Series 2022-A1-4, REMIC, 4.30%, 03/25/67 (a)	5,991	5,774
Columbia Cent CLO 27 Ltd
Series 2018-DR-27A, 8.19%, (3 Month USD LIBOR + 3.83%), 01/25/35 (a)	2,500	2,262
COMM 2014-CCRE16 Mortgage Trust
Series 2014-C-CR16, REMIC, 4.92%, 04/12/24 (a)	1,125	1,014
COMM 2015-Ccre22 Mortgage Trust
Interest Only, Series 2015-XA-CR22, REMIC, 0.82%, 03/12/48 (a)	93,113	1,331
COMM 2015-DC1 Mortgage Trust
Series 2015-C-DC1, REMIC, 4.30%, 01/10/25 (a)	200	165
COMM 2017-PANW Mortgage Trust
Series 2017-E-PANW, REMIC, 3.81%, 10/11/24 (a)	5,717	5,065
Series 2017-D-PANW, REMIC, 3.93%, 10/11/24 (a)	3,425	3,111
COMM 2020-CX Mortgage Trust
Series 2020-D-CX, REMIC, 2.68%, 11/10/30 (a)	715	495
Connecticut Avenue Securities Trust 2022-R04
Series 2022-1M2-R04, REMIC, 7.03%, (SOFR 30-Day Average + 3.10%), 03/25/42 (a)	6,000	5,978
Cook Park CLO, Ltd.
Series 2018-D-1A, 6.68%, (3 Month USD LIBOR + 2.60%), 04/17/30 (a)	2,000	1,688
Credit Suisse Securities (USA) LLC
Series 2002-A-P1A, REMIC, 3.79%, 03/25/32 (a)	13	12
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-B-C6, REMIC, 3.92%, 04/17/26 (a)	1,097	980
Series 2016-C-C6, REMIC, 4.92%, 04/17/26 (a)	389	346
Series 2016-D-C6, REMIC, 4.92%, 05/15/26 (a)	4,254	3,300
CSAIL 2017-CX10 Commercial Mortgage Trust
Series 2017-C-CX10, REMIC, 4.18%, 11/17/27 (a)	2,360	1,955
CSAIL 2019-C16 Commercial Mortgage Trust
Series 2019-B-C16, REMIC, 3.88%, 06/15/29	2,673	2,185
CSMC 2021-B33
Series 2021-B-B33, REMIC, 3.64%, 10/10/31 (a)	3,495	2,803
Series 2021-C-B33, REMIC, 3.64%, 10/10/31 (a)	1,175	895
CSMC Mortgage-Backed Trust 2006-6
Series 2006-1A4-6, REMIC, 6.00%, 07/25/36	1,330	711
CSMC Series 2010-18R
Series 2010-4A4-18R, REMIC, 3.50%, 04/27/38 (a)	227	213
CSMC Trust 2017-CALI
Series 2017-F-CALI, REMIC, 3.78%, 11/12/24 (a)	5,200	3,923
CWABS Asset-Backed Certificates Trust 2006-24
Series 2006-2A3-24, REMIC, 4.54%, (1 Month USD LIBOR + 0.15%), 04/25/34 (a) (e)	22	22
CWABS, Inc.
Series 2004-M1-3, REMIC, 5.14%, (1 Month USD LIBOR + 0.75%), 06/25/34 (a) (e)	24	23
Series 2005-3A2A-HYB9, REMIC, 5.91%, (1 Year USD LIBOR + 1.75%), 02/20/36 (a)	13	11
CWMBS, Inc.
Series 2004-A14-19, REMIC, 5.50%, 10/25/34	1,322	1,241
Series 2004-A2-HYB6, REMIC, 3.87%, 11/21/34 (a)	272	249
Series 2004-A3-22, REMIC, 3.79%, 11/25/34 (a)	105	94
Series 2004-1A1-HYB9, REMIC, 3.67%, 02/20/35 (a)	25	24
Series 2005-1A13-26, REMIC, 5.50%, 11/25/35	3,309	2,140
Series 2005-A1-29, REMIC, 5.75%, 12/25/35	938	498
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA1
Series 2007-A1-OA1, REMIC, 4.54%, (1 Month USD LIBOR + 0.15%), 02/25/47 (a)	2,722	1,573
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RAMP1
Series 2006-A6-AR6, REMIC, 4.77%, (1 Month USD LIBOR + 0.38%), 02/25/37 (a) (e)	5,972	5,006
Dryden 40 Senior Loan Fund
Series 2015-DR-40A, 7.71%, (3 Month USD LIBOR + 3.10%), 08/15/31 (a) (d)	1,000	897
Dryden 43 Senior Loan Fund LLC
Series 2016-DR3-43A, REMIC, 7.49%, (3 Month USD LIBOR + 3.25%), 04/20/34 (a)	1,000	913
Dryden 57 CLO Ltd
Series 2018-D-57A, 7.16%, (3 Month USD LIBOR + 2.55%), 05/15/31 (a)	1,000	884
Dryden 60 CLO, Ltd.
Series 2018-D-60A, 7.08%, (3 Month USD LIBOR + 3.00%), 07/15/31 (a)	2,000	1,760
Elevation CLO 2021-14 Ltd
Series 2021-C-14A, 6.54%, (3 Month USD LIBOR + 2.30%), 10/20/34 (a)	500	457
Exeter Automobile Receivables Trust 2021-1
Series 2021-D-1A, 1.08%, 11/16/26	2,250	2,085
Series 2021-E-1A, 2.21%, 02/15/28	2,850	2,596
Fillmore Park CLO, Ltd.
Series 2018-D-1A, 6.98%, (3 Month USD LIBOR + 2.90%), 07/15/30 (a)	1,500	1,388

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
First Horizon Alternative Mortgage Securities Trust 2007-FA4
Series 2007-1A10-FA4, REMIC, 6.25%, 08/25/37	8,301	3,567
First Horizon Mortgage Pass-Through Trust 2006-AR1
Series 2005-2A1-AR4, REMIC, 3.93%, 10/25/35 (a)	269	234
Series 2005-4A1-AR6, REMIC, 3.75%, 02/25/36 (a)	56	48
FMC GMSR Issuer Trust
Series 2021-A-GT2, 3.85%, 10/25/26	3,420	2,815
Galaxy XVIII CLO Ltd
Series 2018-D-28A, 7.08%, (3 Month USD LIBOR + 3.00%), 07/15/31 (a)	1,000	874
Gilbert Park CLO, Ltd.
Series 2017-D-1A, 7.03%, (3 Month USD LIBOR + 2.95%), 10/15/30 (a)	1,000	931
Series 2017-E-1A, 10.48%, (3 Month USD LIBOR + 6.40%), 10/15/30 (a)	2,000	1,659
Global SC Finance VI SRL
Series 2020-A-1A, 2.17%, 10/17/40	750	664
Goldentree Loan Management US CLO 3, Ltd.
Series 2018-D-3A, 7.09%, (3 Month USD LIBOR + 2.85%), 04/22/30 (a) (d)	1,500	1,409
GOLDENTREE LOAN OPPORTUNITIES
Series 2015-DR2-11A, 6.59%, (3 Month USD LIBOR + 2.40%), 01/21/31 (a) (d)	1,000	926
Goodgreen 2020-1 Trust
Series 2020-A-1A, 2.63%, 04/15/55	627	549
Greenwood Park CLO, Ltd.
Series 2018-D-1A, 6.58%, (3 Month USD LIBOR + 2.50%), 04/15/31 (a)	1,000	883
Grippen Park CLO, Ltd.
Series 2017-D-1A, REMIC, 7.54%, (3 Month USD LIBOR + 3.30%), 01/20/30 (a)	500	466
GS Mortgage Securities Corp Trust 2018-RIVR
Series 2018-C-RIVR, REMIC, 5.57%, (1 Month USD LIBOR + 1.25%), 07/16/35 (a) (e)	1,898	1,542
GS Mortgage Securities Corp.
Series 2005-2A1-AR6, REMIC, 3.77%, 09/25/35 (a)	104	96
Series 2005-6A1-AR7, REMIC, 3.72%, 11/25/35 (a)	31	27
GS Mortgage Securities Trust 2015-GC32
Series 2015-D-GC32, REMIC, 3.35%, 07/11/25	1,969	1,660
GS Mortgage Securities Trust 2016-GS3
Series 2016-WMB-GS3, REMIC, 3.60%, 09/14/26 (a)	9,000	7,468
GSAMP Trust 2006-HE4
Series 2006-A1-HE4, REMIC, 4.67%, (1 Month USD LIBOR + 0.28%), 06/25/36 (a) (e)	542	523
GSR Mortgage Loan Trust 2006-OA1
Series 2006-1A1-OA1, REMIC, 4.83%, (1 Month USD LIBOR + 0.44%), 08/25/46 (a) (e)	15,461	3,590
Harborview Mortgage Loan Trust
Series 2005-2A1A-2, REMIC, 4.78%, (1 Month USD LIBOR + 0.44%), 05/19/35 (a) (e)	30	27
Series 2005-3A1-4, REMIC, 3.28%, 07/19/35 (a)	146	109
Hardee's Funding LLC
Series 2018-A23-1A, 5.71%, 06/20/28	4,787	4,503
Horizon Aircraft Finance III Limited
Series 2019-A-2, 3.43%, 11/15/26 (d) (e)	6,229	4,779
HPS Loan Management 8-2016, Ltd.
Series 8A-DR-2016, 7.14%, (3 Month USD LIBOR + 2.90%), 07/22/30 (a)	2,500	2,129
HSI Asset Securitization Corporation
Series 2006-M1-OPT1, REMIC, 4.93%, (1 Month USD LIBOR + 0.54%), 12/25/35 (a) (e)	667	659
Series 2006-1A1-HE1, REMIC, 4.67%, (1 Month USD LIBOR + 0.28%), 10/25/36 (a) (e)	5,583	1,834
HSI Asset Securitization Corporation Trust 2007-NC1
Series 2007-A3-NC1, REMIC, 4.57%, (1 Month USD LIBOR + 0.18%), 04/25/37 (a) (e)	392	237
Imperial Fund Mortgage Trust 2021-NQM4
Series 2021-M1-NQM4, REMIC, 3.45%, 01/25/57 (a)	3,000	1,867
IndyMac Bancorp, Inc.
Series 2001-A2-H2, REMIC, 3.54%, 01/25/32 (a)	—	—
IndyMac MBS, Inc.
Series 2005-A3-AR11, REMIC, 3.23%, 08/25/35 (a)	887	672
Series 2005-1A1-AR31, REMIC, 3.21%, 01/25/36 (a)	164	136
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series 2018-FFX-WPT, REMIC, 5.36%, 07/07/23 (a)	3,152	2,736
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Series 2019-F-MFP, REMIC, 7.32%, (1 Month USD LIBOR + 3.00%), 07/15/36 (a)	6,698	6,131
J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP
Series 2020-E-LOOP, REMIC, 3.86%, 12/07/26	2,547	1,672
J.P. Morgan Mortgage Acquisition Trust 2007-CH1
Series 2007-MV6-CH1, REMIC, 5.21%, (1 Month USD LIBOR + 0.55%), 11/25/36 (a) (e)	2,414	2,375
J.P. Morgan Mortgage Trust 2005-A1
Series 2005-1A2-S3, REMIC, 5.75%, 01/25/36	52	25
Series 2006-3A1-S1, REMIC, 5.50%, 04/25/36	53	49
Jersey Mike's Funding, LLC
Series 2019-A2-1A, 4.43%, 02/15/27	2,977	2,701
JPMBB Commercial Mortgage Securities Trust 2014-C23
Series 2014-D-C23, REMIC, 3.98%, 09/17/24 (a)	3,663	3,162
JPMBB Commercial Mortgage Securities Trust 2015-C27
Series 2015-C-C27, REMIC, 4.31%, 02/18/25 (a)	3,481	3,110
JPMDB Commercial Mortgage Securities Trust 2017-C7
Interest Only, Series 2017-XA-C7, REMIC, 0.83%, 10/17/50 (a)	87,818	2,552
LCM 28 Ltd
Series D-28A, 7.19%, (3 Month USD LIBOR + 2.95%), 10/21/30 (a)	1,000	797
LCM XIV Limited Partnership
Series DR-14A, 6.99%, (3 Month USD LIBOR + 2.75%), 07/21/31 (a) (d)	2,000	1,662
LCM XV LP
Series DR-15A, 7.94%, (3 Month USD LIBOR + 3.70%), 07/22/30 (a)	2,750	2,368
LCM XX Limited Partnership
Series DR-20A, 7.04%, (3 Month USD LIBOR + 2.80%), 10/20/27 (a)	1,000	951
LCM XXI Limited Partnership
Series DR-21A, 7.04%, (3 Month USD LIBOR + 2.80%), 04/20/28 (a)	1,000	954
Lehman XS Trust, Series 2007-2N
Series 2007-3A3-2N, REMIC, 4.56%, (1 Month USD LIBOR + 0.17%), 02/25/37 (a) (e)	3,984	3,051
LHome Mortgage Trust 2021-RTL2
Series 2021-A1-RTL2, 2.09%, 06/25/26	5,100	4,863
Long Point Park CLO, Ltd.
Series 2017-C-1A, 6.48%, (3 Month USD LIBOR + 2.40%), 01/17/30 (a)	1,000	846
Mach 1 Cayman Limited
Series 2019-A-1, 3.47%, 08/17/26 (d) (e)	5,433	4,418
Madison Park Funding XI, Ltd.
Series 2013-DR-11A, 7.57%, (3 Month USD LIBOR + 3.25%), 07/23/29 (a)	1,000	931
Madison Park Funding XIV, Ltd.
Series 2014-DRR-14A, 7.27%, (3 Month USD LIBOR + 2.95%), 10/22/30 (a)	2,000	1,863
Madison Park Funding XLV Ltd
Series 2020-DR-45A, 7.23%, (3 Month USD LIBOR + 3.15%), 07/17/34 (a)	1,000	949

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Madison Park Funding XXXI, Ltd.
Series 2020-DR-46A, 7.23%, (3 Month USD LIBOR + 3.15%), 10/16/34 (a)	1,000	936
Magnetite XIV-R, Limited
Series 2015-D-14RA, 7.04%, (3 Month USD LIBOR + 2.85%), 10/20/31 (a)	1,500	1,384
Magnetite XVIII Ltd
Series 2016-DR-18A, 7.31%, (3 Month USD LIBOR + 2.70%), 11/15/28 (a)	1,000	948
Magnetite XXIX, Limited
Series 2021-E-29A, 9.83%, (3 Month USD LIBOR + 5.75%), 01/17/34 (a)	500	463
MARBLE POINT CLO XXI LTD
Series 2021-D1-3A, 7.58%, (3 Month USD LIBOR + 3.50%), 10/17/34 (a)	2,000	1,793
MASTR Asset Backed Securities Trust 2006-AM1
Series 2003-M3-OPT1, 8.51%, (1 Month USD LIBOR + 4.13%), 12/25/32 (a) (e)	733	685
MASTR Asset Backed Securities Trust 2007-HE2
Series 2007-A1-HE2, REMIC, 5.54%, (1 Month USD LIBOR + 1.15%), 08/25/37 (a) (e)	4,211	3,451
Mastr Asset Backed Securities Trust 2007-WMC1
Series 2007-A2-WMC1, REMIC, 4.44%, (1 Month USD LIBOR + 0.05%), 01/25/37 (a) (e)	283	86
MASTR Asset Securitization Trust 2006-2
Series 2006-1A13-2, REMIC, 6.00%, 06/25/36	1,367	911
Series 2006-1A10-2, REMIC, 6.00%, (1 Month USD LIBOR + 1.00%), 06/25/36 (a)	1,163	775
Mellon Residential Funding Corporation
Series 1999-A2-TBC3, REMIC, 4.39%, (1 Month USD LIBOR + 0.49%), 10/20/29 (a)	14	14
Merrill Lynch Mortgage Capital Inc.
Series 2005-5A-3, REMIC, 4.89%, (1 Month USD LIBOR + 0.50%), 11/25/35 (a) (e)	25	23
Merrill Lynch Mortgage Investors Trust, Series MLCC 2003-C
Series 2003-1A-A3, REMIC, 3.01%, 05/25/33 (a)	86	79
Mill City Mortgage Loan Trust 2017-1
Series 2017-B2-1, REMIC, 3.67%, 09/25/30 (a)	8,210	6,522
MKT 2020-525M Mortgage Trust
Series 2020-E-525M, REMIC, 2.94%, 02/12/30 (a)	2,000	1,140
Series 2020-F-525M, REMIC, 2.94%, 02/12/30 (a)	2,000	1,071
Morgan Stanley Capital I Trust 2017-HR2
Series 2017-C-HR2, REMIC, 4.34%, 12/17/27 (a)	495	421
Morgan Stanley Capital I Trust 2019-NUGS
Series 2019-F-NUGS, REMIC, 7.16%, (1 Month USD LIBOR + 2.84%), 12/15/36 (a)	3,663	2,815
Morgan Stanley Capital I Trust 2021-L6
Series 2021-C-L6, REMIC, 3.46%, 07/17/31 (a)	4,713	3,427
Morgan Stanley Mortgage Loan Trust 2007-2AX
Series 2007-2A1-2AX, REMIC, 4.57%, (1 Month USD LIBOR + 0.18%), 12/25/36 (a) (e)	10,921	4,315
Morgan Stanley Residential Mortgage Loan Trust 2020-1
Series 2020-A1-RPL1, REMIC, 2.69%, 10/25/60	16,068	15,429
MortgageIT Mortgage Loan Trust 2006-1
Series 2005-A1-5, REMIC, 4.91%, (1 Month USD LIBOR + 0.52%), 12/25/35 (a) (e)	828	785
Mosaic Solar Loan Trust 2018-1
Series 2018-A-1A, REMIC, 4.01%, 08/20/30	895	815
Mosaic Solar Loan Trust 2019-2
Series 2019-B-2A, REMIC, 3.28%, 05/20/32	774	661
Mosaic Solar Loan Trust 2020-1
Series 2020-A-1A, 2.10%, 03/22/32	1,025	904
Series 2020-B-1A, 3.10%, 11/22/32	1,281	1,091
Mosaic Solar Loan Trust 2020-2
Series 2020-B-2A, 2.21%, 05/20/33	1,154	962
Mosaic Solar Loans 2017-2 LLC
Series 2017-A-2A, 3.82%, 01/22/30	3,604	3,310
Myers Park CLO, Ltd.
Series 2018-D-1A, 7.29%, (3 Month USD LIBOR + 3.05%), 10/21/30 (a)	1,000	884
Natixis Commercial Mortgage Securities Trust 2020-2PAC
Series 2020-AMZ3-2PAC, REMIC, 3.50%, 01/16/25 (a)	1,500	1,200
Navient Private Education Loan Trust 2017-A
Series 2017-B-A, 3.91%, 09/15/25	8,000	7,505
NBC Funding LLC
Series 2021-A2-1, 2.99%, 07/30/26	4,962	4,192
Neuberger Berman CLO XVI-S Ltd.
Series 2017-DR-16SA, 6.98%, (3 Month USD LIBOR + 2.90%), 04/17/34 (a)	2,000	1,819
Neuberger Berman CLO XVIII Ltd
Series 2014-CR2-18A, 7.28%, (3 Month USD LIBOR + 3.00%), 10/21/30 (a)	1,000	902
Neuberger Berman Loan Advisers CLO 27, Ltd.
Series 2018-D-27A, 6.68%, (3 Month USD LIBOR + 2.60%), 01/15/30 (a) (d)	1,000	909
New Residential Mortgage Loan Trust 2020-NQM1
Series 2020-M1-NQM1, REMIC, 3.21%, 01/25/60 (a)	3,600	2,837
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR4
Series 2005-3A1-AR4, REMIC, 4.04%, 08/25/35 (a)	92	88
NP SPE II LLC
Series 2017-A1-1A, 3.37%, 10/20/47	2,561	2,403
NRPL Trust 2019-3
Series 2019-A1-3A, REMIC, 3.00%, 07/25/59 (e)	4,349	4,268
Oak Hill Credit Partners X-R Ltd
Series 2014-D1R-10RA, 7.29%, (3 Month USD LIBOR + 3.05%), 04/20/34 (a)	2,000	1,860
Ocean Trails CLO V
Series 2014-DRR-5A, 7.39%, (3 Month USD LIBOR + 3.45%), 10/14/31 (a)	1,000	834
Octagon Investment Partners 30, Ltd.
Series 2017-CR-1A, 7.54%, (3 Month USD LIBOR + 3.30%), 03/18/30 (a)	2,500	2,240
Octagon Investment Partners 31, LLC
Series 2017-DR-1A, 7.64%, (3 Month USD LIBOR + 3.40%), 07/22/30 (a)	1,282	1,179
Octagon Investment Partners 33, Ltd.
Series 2017-C-1A, 6.99%, (3 Month USD LIBOR + 2.75%), 01/21/31 (a) (d)	1,000	884
Series 2017-D-1A, 10.54%, (3 Month USD LIBOR + 6.30%), 01/21/31 (a) (d)	1,000	839
Octagon Investment Partners 37 Ltd.
Series 2018-C-2A, 7.21%, (3 Month USD LIBOR + 2.85%), 07/25/30 (a)	1,000	891
Octagon Investment Partners 40 Ltd.
Series 2019-DR-1A, 7.59%, (3 Month USD LIBOR + 3.35%), 01/20/35 (a)	1,000	902
Octagon Investment Partners XVI, Ltd.
Series 2013-DR-1A, 7.08%, (3 Month USD LIBOR + 3.00%), 07/17/30 (a)	500	435
Octagon Investment Partners XXI, Ltd.
Series 2014-CR3-1A, 7.40%, (3 Month USD LIBOR + 2.75%), 02/14/31 (a)	500	458
OCTAGON INVT P 34 17 1A 144A
Series 2017-D-34, 6.74%, (3 Month USD LIBOR + 2.50%), 01/22/30 (a)	1,000	885
OHA Credit Funding 1 LTD
Series 2018-D-1A, 7.29%, (3 Month USD LIBOR + 3.05%), 10/21/30 (a)	1,000	935
OHA Credit Partners XIII Ltd
Series 2016-DR-13A, 7.48%, (3 Month USD LIBOR + 3.20%), 10/23/34 (a)	500	474
OHA Loan Funding 2015-1 Ltd.
Series 2015-DR3-1A, 7.43%, (3 Month USD LIBOR + 3.20%), 01/19/37 (a)	1,500	1,420
Option One Mortgage Loan Trust 2005-3
Series 2005-M3-3, REMIC, 5.15%, (1 Month USD LIBOR + 0.77%), 08/25/35 (a) (e)	3,700	3,405
Option One Mortgage Loan Trust 2007-6
Series 2007-2A2-6, REMIC, 4.52%, (1 Month USD LIBOR + 0.13%), 07/25/37 (a) (e)	673	430

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Option One Mortgage Loan Trust 2007-CP1
Series 2007-2A2-CP1, REMIC, 4.51%, (1 Month USD LIBOR + 0.12%), 03/25/37 (a) (e)	1,987	1,816
Pagaya AI Debt Selection Trust
Series 2021-NOTE-2, 3.00%, 01/25/29	3,901	3,638
Park Place Securities, Inc.
Series 2005-M4-WCW2, REMIC, 5.36%, (1 Month USD LIBOR + 0.98%), 07/25/35 (a) (e)	5,000	3,957
PMT Credit Risk Transfer Trust 2019-2R
Series 2019-A-2R, REMIC, 2.86%, 05/30/23 (a)	1,446	1,373
PMT Credit Risk Transfer Trust 2021-1R
Series 2021-A-1R, 6.50%, (1 Month USD LIBOR + 2.90%), 02/27/24 (a) (e)	1,359	1,294
Prime Mortgage Trust 2005-4
Series 2004-1A2-CL1, REMIC, 4.79%, (1 Month USD LIBOR + 0.40%), 02/25/34 (a)	4	4
Primose Funding LLC
Series 2019-A2-1A, 4.48%, 07/30/26	4,850	4,416
Progress Residential 2019-SFR4 Trust
Series 2019-E-SFR4, 3.44%, 10/21/24	7,000	6,530
Progress Residential 2021-SFR1 Trust
Series 2021-F-SFR1, REMIC, 2.76%, 03/19/26	6,600	5,535
Progress Residential 2021-SFR3 Trust
Series 2021-E1-SFR3, REMIC, 2.54%, 05/19/26	12,000	10,132
Progress Residential 2021-SFR6 Trust
Series 2021-E2-SFR6, REMIC, 2.53%, 07/17/26	1,150	956
Series 2021-F-SFR6, REMIC, 3.42%, 07/17/26	2,000	1,668
PRPM 2021-9, LLC
Series 2021-A1-9, 2.36%, 10/25/24 (a)	2,196	1,989
PRPM, LLC
Series 2020-A1-4, 2.61%, 10/25/23 (e)	3,457	3,243
RALI Series 2007-QS7 Trust
Series 2007-1A2-QS7, REMIC, 6.00%, 05/25/37	2,695	2,159
RASC Series 2006-EMX9 Trust
Series 2006-1A3-EMX9, REMIC, 4.73%, (1 Month USD LIBOR + 0.34%), 09/25/36 (a) (e)	1,060	980
Renaissance Home Equity Loan Trust 2006-1
Series 2006-AF5-1, REMIC, 6.17%, 05/25/36 (e)	3,388	1,704
Renaissance Home Equity Loan Trust 2006-3
Series 2006-AF3-2, REMIC, 5.80%, 08/25/36 (e)	1,983	775
Renew 20172
Series 2017-A-2A, 3.22%, 09/22/53	3,240	2,804
Residential Accredit Loans, Inc.
Series 2006-A21-QA1, REMIC, 4.64%, 01/25/36 (a)	3,383	2,287
RR 4 Ltd
Series 2018-C-4A, 7.03%, (3 Month USD LIBOR + 2.95%), 04/15/30 (a) (d)	1,000	902
Sapphire Aviation Finance II Limited
Series 2020-A-1A, 3.23%, 03/15/27	2,240	1,705
Securitized Asset Backed Receivables LLC Trust 2007-BR2
Series 2007-A2-BR2, REMIC, 4.62%, (1 Month USD LIBOR + 0.23%), 02/25/37 (a) (e)	13,614	6,027
Securitized Asset Backed Receivables LLC Trust 2007-HE1
Series 2007-A2A-HE1, REMIC, 4.51%, (1 Month USD LIBOR + 0.12%), 12/25/36 (a) (e)	221	50
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-B-C5, REMIC, 3.93%, 06/12/26	2,391	2,065
Interest Only, Series 2016-XA-C5, REMIC, 1.88%, 10/13/48 (a)	26,826	1,169
SG Mortgage Securities Trust 2006-FRE2
Series 2006-A2D-FRE2, REMIC, 4.85%, (1 Month USD LIBOR + 0.46%), 07/25/36 (a) (e)	8,207	1,842
SG Residential Mortgage Trust 2021-1
Series 2021-M1-1, REMIC, 2.50%, 06/25/23 (a)	3,258	1,726
Shenton Aircraft Investment I Limited
Series 2015-A-1A, 4.75%, 11/15/27	2,071	1,550
SIGNAL RAIL I LLC
Series 2021-A-1, 2.23%, 08/18/51	1,902	1,570
SLG Office Trust 2021-OVA
Series 2021-E-OVA, REMIC, 2.85%, 07/17/31	3,147	2,202
Series 2021-F-OVA, REMIC, 2.85%, 07/17/31	3,147	2,052
SLM Student Loan Trust 2008-9
Series 2008-A-9, 5.86%, (3 Month USD LIBOR + 1.50%), 04/25/23 (a)	908	893
SMB Private Education Loan Trust 2018-B
Series 2018-A2B-B, 5.04%, (1 Month USD LIBOR + 0.72%), 03/15/28 (a) (d)	1,640	1,599
SoFi Consumer Loan Program 2021-1 Trust
Series 2021-PT1-1, 9.72%, 05/25/30	3,330	3,311
Sound Point CLO IX Ltd
Series 2015-DRRR-2A, 8.74%, (3 Month USD LIBOR + 4.50%), 07/20/32 (a)	1,000	813
Sound Point CLO XXIII
Series 2019-DR-2A, 7.38%, (3 Month USD LIBOR + 3.30%), 07/17/34 (a)	2,000	1,718
Sound Point Clo XXXI Ltd
Series 2021-D-3A, 7.61%, (3 Month USD LIBOR + 3.25%), 10/25/34 (a)	1,000	884
Specialty Underwriting & Residential Finance Trust, Series 2007-AB1
Series 2007-A2B-AB1, REMIC, 4.58%, (1 Month USD LIBOR + 0.19%), 03/25/37 (a) (e)	6,352	3,402
Sprite 2021-1 Limited
Series 2021-A-1, 3.75%, 10/15/28 (d) (e)	2,705	2,332
SRVM 191 A2 FIX
Series 2019-A2-1A, 3.88%, 10/25/26	3,880	3,430
Start Ltd
Series 2018-A-1, 4.09%, 05/15/25	1,074	870
Starwood Mortgage Residential Trust 2019-INV1
Series 2019-M1-INV1, REMIC, 3.06%, 09/25/49 (a)	6,721	5,718
Stewart Park CLO, Ltd.
Series 2015-DR-1A, 6.68%, (3 Month USD LIBOR + 2.60%), 01/15/30 (a)	2,000	1,790
Stichting Babson Euro CLO 2015-1
Series 2015-DR-IA, 6.84%, (3 Month USD LIBOR + 2.60%), 01/21/31 (a) (d)	1,280	1,111
Structured Asset Investment Loan Trust 2005-4
Series 2006-A4-1, REMIC, 5.01%, (1 Month USD LIBOR + 0.62%), 01/25/36 (a) (e)	1,158	1,070
Structured Asset Mortgage Investments II Inc.
Series 2005-A3-AR5, REMIC, 4.84%, (1 Month USD LIBOR + 0.50%), 07/19/35 (a) (e)	98	88
Structured Asset Mortgage Investments II Trust 2007-AR2
Series 2007-2A1-AR2, REMIC, 4.65%, (1 Month USD LIBOR + 0.26%), 03/25/37 (a) (e)	288	134
Structured Asset Mortgage Investments LLC
Series 2002-A1-AR3, REMIC, 5.00%, (1 Month USD LIBOR + 0.66%), 09/19/32 (a) (e)	5	5
Structured Asset Securities Corporation Mortgage Loan Trust 2006-BC3
Series 2006-A1-BC3, REMIC, 4.71%, (1 Month USD LIBOR + 0.32%), 10/25/36 (a) (e)	3,631	2,514
Sunnova Helios IV Issuer LLC
Series 2020-A-AA, 2.98%, 06/21/27	1,887	1,570
Sunnova Helios VII Issuer, LLC
Series 2021-C-C, 2.63%, 10/20/28	3,532	2,428
Sunnova Sol Issuer, LLC
Series 2020-A-1A, 3.35%, 01/30/30 (d)	2,754	2,250
Sunrun Atlas Issuer 2019-2, LLC
Series 2019-A-2, 3.61%, 11/01/27	2,746	2,491
Symphony CLO XVI, Ltd
Series 2015-DR-16A, 7.13%, (3 Month USD LIBOR + 3.05%), 10/15/31 (a)	1,000	900
Symphony CLO XVII Ltd
Series 2016-DR-17A, 6.73%, (3 Month USD LIBOR + 2.65%), 04/17/28 (a)	1,000	962
Tailwind 2019-1 Limited
Series 2019-A-1, 3.97%, 12/15/26 (e)	2,917	2,423
TAL Advantage VII, LLC
Series 2020-A-1A, REMIC, 2.05%, 09/20/45	573	499
Textainer Marine Containers VII Ltd
Series 2020-A-2A, 2.10%, 06/20/30	588	510

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Thayer Park CLO, Ltd.
Series 2017-CR-1A, 7.04%, (3 Month USD LIBOR + 2.80%), 04/20/34 (a)	1,000	877
THL Credit Wind River 2014-2 CLO Ltd
Series 2014-DR-2A, 6.98%, (3 Month USD LIBOR + 2.90%), 01/15/31 (a)	1,000	862
Series 2014-ER-2A, 9.83%, (3 Month USD LIBOR + 5.75%), 01/15/31 (a)	1,000	726
THL Credit Wind River 2018-1 CLO Ltd.
Series 2018-D-1, 6.98%, (3 Month USD LIBOR + 2.90%), 07/15/30 (a)	1,500	1,291
Series 2018-E-1, 9.58%, (3 Month USD LIBOR + 5.50%), 07/15/30 (a)	500	396
THL Credit Wind River 2018-2 CLO Ltd.
Series 2018-D-2A, 7.08%, (3 Month USD LIBOR + 3.00%), 07/15/30 (a)	2,000	1,650
THL Credit Wind River 2018-3 CLO Ltd.
Series 2018-D-3A, 7.19%, (3 Month USD LIBOR + 2.95%), 01/21/31 (a)	1,000	857
Thunderbolt Aircraft Lease Limited
Series 2017-A-A, 4.21%, 04/15/24 (d) (e)	4,230	3,615
TIF Funding II LLC
Series 2021-A-1A, 1.65%, 02/20/46	4,257	3,466
Trimaran CAVU 2021-3, Ltd.
Series 2021-D-3A, 7.97%, (3 Month USD LIBOR + 3.78%), 01/18/35 (a)	4,500	4,073
Trinity Rail Leasing 2018 LLC
Series 2020-A-1A, 1.96%, 10/17/50	2,810	2,448
U.S. Auto Funding Trust 2021-1
Series 2021-C-1A, 2.20%, 05/15/26	6,000	5,751
U.S. Department of Veterans Affairs
Series 1994-1ZB-3A, REMIC, 6.50%, 09/15/24	22	22
UBS Commercial Mortgage Trust 2017-C1
Series 2017-B-C1, REMIC, 4.04%, 05/17/27	5,616	4,902
UBS Commercial Mortgage Trust 2017-C2
Series 2017-C-C2, REMIC, 4.30%, 08/17/27 (a)	1,600	1,316
UBS Commercial Mortgage Trust 2017-C4
Series 2017-C-C4, REMIC, 4.54%, 10/15/27 (a)	3,298	2,763
UBS Commercial Mortgage Trust 2017-C7
Series 2017-B-C7, REMIC, 4.29%, 01/18/28 (a)	2,000	1,766
UBS Commercial Mortgage Trust 2019-C18
Series 2019-B-C18, REMIC, 3.68%, 12/17/29	3,659	2,975
UBS-Barclays Commercial Mortgage Trust 2013-C5
Series 2013-C-C5, REMIC, 4.07%, 02/10/23 (a)	4,702	4,499
United Airlines Pass Through Certificates, Series 2016-1
Series 2016-B-1, 3.65%, 01/07/26	768	687
Upstart Pass-Through Trust
Series 2021-A-ST1, 2.75%, 02/20/27	984	928
Upstart Pass-Through Trust Series 2021-St4
Series 2021-A-ST4, 2.00%, 07/20/27	2,830	2,614
Upstart Securitization Trust 2020-2
Series 2020-A-2, 2.31%, 11/20/30	220	215
Upstart Securitization Trust 2021-4
Series 2021-B-4, 1.84%, 09/20/31	4,000	3,582
Series 2021-C-4, 3.19%, 09/20/31	5,000	3,849
USQ Rail I LLC
Series 2021-A-1A, 2.25%, 02/28/51	2,282	1,916
Vantage Data Centers Issuer, LLC
Series 2020-A2-2A, 1.99%, 09/15/27	7,500	6,102
VCAT 2021-NPL4 LLC
Series 2021-A1-NPL4, 1.87%, 08/26/24 (e)	3,293	2,933
VCAT 2021-NPL5 LLC
Series 2021-A1-NPL5, REMIC, 1.87%, 08/26/24 (e)	3,828	3,339
VCAT Asset Securitization LLC
Series 2021-A1-NPL6, REMIC, 1.92%, 09/25/24 (e)	3,927	3,411
Venture XIV CLO Ltd
Series 2013-BRR-14A, 6.29%, (3 Month USD LIBOR + 1.55%), 08/28/29 (a)	1,000	970
Venture XVIII CLO, Limited
Series 2014-BR-18A, 5.73%, (3 Month USD LIBOR + 1.65%), 10/15/29 (a)	1,000	968
Verus Securitization Trust 2020-1
Series 2020-A3-INV1, REMIC, 3.89%, 03/25/60 (e)	1,863	1,716
Verus Securitization Trust 2021-R2
Series 2021-M1-R2, REMIC, 2.24%, 02/25/64	3,017	1,992
Volt XCII, LLC
Series 2021-A1-NPL1, 1.89%, 01/25/24 (e)	1,360	1,164
VOLT XCVII, LLC
Series 2021-A1-NPL6, 2.24%, 03/25/24 (e)	873	762
Voya CLO 2014-1, Ltd.
Series 2014-CR2-1A, 6.73%, (3 Month Term SOFR + 3.06%), 04/18/31 (a)	1,000	804
Voya CLO 2018-2 Ltd
Series 2018-D-2A, 6.83%, (3 Month USD LIBOR + 2.75%), 07/15/31 (a)	1,000	829
VR Funding LLC
Series 2020-A-1A, 2.79%, 11/15/27	2,907	2,477
WaMu Asset-Backed Certificates, WaMu Series 200X-HEX Trust
Series 2004-A5-5, REMIC, 5.51%, (1 Month USD LIBOR + 1.12%), 09/25/34 (a) (e)	130	129
Wamu Mortgage Pass-Through Certificates Series 2002-Ar17 Trust
Series 2002-1A-AR17, REMIC, 3.25%, (12 Month Treasury Average + 1.20%), 11/25/42 (a)	13	12
Wamu Mortgage Pass-Through Certificates Series 2003-S10trust
Series 2005-1A3A-AR18, REMIC, 3.48%, 01/25/36 (a)	176	157
Series 2005-A1A1-AR13, REMIC, 4.97%, (1 Month USD LIBOR + 0.58%), 10/25/45 (a) (e)	22	19
WaMu Mortgage Pass-Through Certificates Series 2007-Hy1 Trust
Series 2007-3A3-HY1, REMIC, 3.21%, 02/25/37 (a)	933	793
Series 2007-4A1-HY1, REMIC, 3.27%, 02/25/37 (a)	88	79
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8
Series 2006-3A3-AR8, REMIC, 3.76%, 08/25/36 (a)	963	874
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7
Series 2007-2A3-HY7, REMIC, 3.37%, 07/25/37 (a)	160	138
Washington Mutual Mortgage Pass-Through Certificates Wmalt Series 2006-Ar9 Trust
Series 2006-1A-AR9, REMIC, 2.88%, (12 Month Treasury Average + 0.83%), 11/25/46 (a) (e)	1,355	1,107
Washington Mutual Mortgage Securities Corp.
Series 2002-2A2-AR1, REMIC, 1.77%, 02/25/31 (a)	—	—
Series 2002-1A-AR9, REMIC, 3.45%, (12 Month Treasury Average + 1.40%), 08/25/42 (a)	20	18
WAVE 2019-1 LLC
Series 2019-A-1, 3.60%, 09/15/27	2,431	1,831
Wellfleet CLO X, Ltd.
Series 2019-A1R-XA, 5.41%, (3 Month USD LIBOR + 1.17%), 07/20/32 (a)	2,000	1,948
Wells Fargo & Company
Series 2016-B-C35, REMIC, 3.44%, 07/17/26	3,589	3,022
Wells Fargo Alternative Loan 2007-PA6 Trust
Series 2007-A1-PA6, REMIC, 4.80%, 12/25/37 (a)	474	390
Wells Fargo Commercial Mortgage Trust 2016-NXS6
Series 2016-B-NXS6, REMIC, 3.81%, 09/17/26	2,770	2,452
Wells Fargo Commercial Mortgage Trust 2018-C43
Interest Only, Series 2018-XA-C43, REMIC, 0.60%, 03/17/51 (a)	64,510	1,602
Wells Fargo Commercial Mortgage Trust 2019-C50
Series 2019-C-C50, REMIC, 4.35%, 04/17/29	3,188	2,534
Wells Fargo Commercial Mortgage Trust 2020-C55
Series 2020-B-C55, REMIC, 3.14%, 02/15/30	1,034	799

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Wells Fargo Mortgage Backed Securities 2007-15 Trust
Series 2007-A1-15, REMIC, 6.00%, 11/25/37	2,928	2,357
WFRBS Commercial Mortgage Trust 2014-C23
Series 2014-D-C23, REMIC, 4.00%, 10/17/57 (a)	5,789	5,045
WFRBS Commercial Mortgage Trust 2014-C25
Series 2014-B-C25, REMIC, 4.24%, 11/18/24 (a)	2,050	1,928
Willis Engine Structured Trust V
Series 2020-A-A, 3.23%, 03/15/28 (e)	4,221	3,254
Wind River 2014-1 CLO Ltd.
Series 2014-DRR-1A, 7.19%, (3 Month USD LIBOR + 3.00%), 07/18/31 (a)	1,000	863
Total Non-U.S. Government Agency Asset-Backed Securities (cost $813,759)		689,735
CORPORATE BONDS AND NOTES 24.2%
Financials 6.0%
Acrisure, LLC
4.25%, 02/15/29 (d)	450	374
6.00%, 08/01/29 (d)	370	298
Alliant Holdings Intermediate, LLC
6.75%, 10/15/27 (d)	375	338
American Express Company
3.95%, 08/01/25	4,115	4,033
AmWINS Group, Inc.
4.88%, 06/30/29 (d)	360	309
ASP AMC Merger Sub, Inc.
8.00%, 05/15/25 (d)	110	6
AssuredPartners, Inc.
7.00%, 08/15/25 (d)	580	564
5.63%, 01/15/29 (d)	520	432
Australia and New Zealand Banking Group Limited
2.57%, 11/25/35 (d)	5,820	4,272
Avation Capital
9.00%, 10/31/26 (d) (e) (f)	323	254
Aviation Capital Group LLC
1.95%, 09/20/26 (d)	3,535	2,993
Avolon Holdings Funding Limited
3.25%, 02/15/27 (d)	3,805	3,270
Banco BBVA Peru
5.25%, 09/22/29 (c)	300	290
Banco Davivienda S.A.
6.65%, (100, 04/22/31) (d) (g)	650	501
Banco de Credito del Peru
3.13%, 07/01/30 (c)	200	182
3.13%, 07/01/30 (d)	800	727
Banco do Brasil S.A
9.00%, (100, 06/18/24) (c) (g)	300	299
Banco do Estado do Rio Grande do Sul S/A.
5.38%, 01/28/31 (c)	400	358
Banco Espirito Santo S.A.
0.00%, 05/08/17 - 01/21/29, EUR (c) (h) (i)	6,400	822
Banco Internacional Del Peru S.A.A. – Interbank
4.00%, 07/08/30 (c)	500	454
Banco Mercantil Del Norte S.A
6.63%, (100, 01/24/32) (c) (g)	750	621
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
7.50%, (100, 06/27/29) (c) (g)	400	362
7.50%, (100, 06/27/29) (d) (g)	300	275
7.63%, (100, 01/10/28) (c) (g)	1,200	1,116
Banco Nacional De Comercio Exterior, S.N.C.
2.72%, 08/11/31 (c)	1,400	1,163
Banco Nacional De Panama
2.50%, 08/11/30 (d)	500	401
Bangkok Bank Public Company Limited
5.00%, (100, 09/23/25) (c) (g)	1,300	1,229
Bank Hapoalim Ltd
3.26%, 01/21/32 (j)	1,600	1,376
Bank Leumi le-Israel B.M.
3.28%, 01/29/31 (c)	400	354
Bank of America Corporation
3.84%, 04/25/25	1,430	1,396
4.83%, 07/22/26	1,640	1,622
2.57%, 10/20/32	2,005	1,572
2.48%, 09/21/36	5,110	3,767
Bank of Montreal
3.80%, 12/15/32 (j)	3,205	2,813
Barclays PLC
6.02%, (3 Month USD LIBOR + 1.38%), 05/16/24 (a) (j)	4,225	4,221
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
5.13%, 01/18/33 (c)	900	807
5.88%, 09/13/34 (c)	300	278
Berkshire Hathaway Finance Corporation
2.85%, 10/15/50	1,740	1,170
3.85%, 03/15/52	1,010	815
BNP Paribas
3.05%, 01/13/31 (d) (j)	4,805	3,945
BPCE
1.00%, 01/20/26 (d)	2,600	2,281
Brighthouse Financial, Inc.
1.00%, 04/12/24 (d)	990	931
2.00%, 06/28/28 (d)	1,450	1,205
Capital One Financial Corporation
4.99%, 07/24/26	1,180	1,158
CI Financial Corp.
4.10%, 06/15/51	1,385	826
Citigroup Inc.
5.75%, (3 Month USD LIBOR + 1.10%), 05/17/24 (a)	4,670	4,687
2.01%, 01/25/26	1,085	1,005
3.07%, 02/24/28	1,005	907
Commonwealth Bank of Australia
4.32%, 01/10/48 (b) (d)	4,255	3,173
Corporacion Financiera de Desarrollo S.A.
5.25%, 07/15/29 (c)	300	289
Credito Real, S.A.B. De C.V., Sofom, E.N.R.
0.00%, (100, 11/29/27) (c) (g) (h) (i) (k)	1,100	7
DBS Group Holdings Ltd
1.82%, 03/10/31 (c)	1,000	888
Discover Financial Services
4.10%, 02/09/27	5,280	4,978
Docuformas, S.A.P.I. de C.V.
10.25%, 07/24/24 (d)	700	155
Ford Motor Credit Company LLC
4.39%, 01/08/26	600	559
4.95%, 05/28/27	400	374
3.63%, 06/17/31	540	425
Global Aviation Leasing Co., Ltd.
7.25%, 09/15/24 (d) (e) (f)	618	526
Hightower Holdings LLC
6.75%, 04/15/29 (d)	315	264
HSBC Holdings PLC
6.12%, (3 Month USD LIBOR + 1.38%), 09/12/26 (a) (j)	5,230	5,145
Icahn Enterprises L.P.
5.25%, 05/15/27	545	500
Inversiones La Construccion S.A.
4.75%, 02/07/32 (c)	900	734
Itau Unibanco Holding S.A.
3.88%, 04/15/31 (c)	500	451
JPMorgan Chase & Co.
2.60%, 02/24/26	1,520	1,430
4.85%, 07/25/28	770	752
2.07%, 06/01/29	2,185	1,829
2.52%, 04/22/31	3,325	2,718
2.58%, 04/22/32	2,870	2,296
2.96%, 01/25/33	2,765	2,251
KASIKORNBANK Public Company Limited
5.28%, (100, 10/14/25) (c) (g)	600	567
LD Holdings Group LLC
6.50%, 11/01/25 (d) (f)	130	89
6.13%, 04/01/28 (d)	60	36
LFS Topco LLC
5.88%, 10/15/26 (d)	405	326
Lloyds Banking Group PLC
3.57%, 11/07/28	4,575	4,119

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Macquarie Group Limited
2.87%, 01/14/33 (d)	6,140	4,702
Massachusetts Mutual Life Insurance Company
3.20%, 12/01/61 (d)	2,300	1,393
Morgan Stanley
4.68%, 07/17/26	1,640	1,613
4.21%, 04/20/28	1,925	1,828
2.94%, 01/21/33	770	624
2.48%, 09/16/36	5,160	3,751
Nasdaq, Inc.
3.95%, 03/07/52 (k)	515	395
National Australia Bank Limited
2.99%, 05/21/31 (d)	3,435	2,695
National Rural Utilities Cooperative Finance Corporation
5.45%, 10/30/25	655	664
Nationstar Mortgage Holdings Inc.
5.75%, 11/15/31 (d)	630	490
NatWest Markets PLC
0.80%, 08/12/24 (d)	2,490	2,311
Navient Corporation
5.00%, 03/15/27	290	254
NFP Corp.
4.88%, 08/15/28 (d)	275	234
OneMain Finance Corporation
6.88%, 03/15/25	290	279
7.13%, 03/15/26	35	33
5.38%, 11/15/29	240	197
Oversea-Chinese Banking Corporation Limited
1.83%, 09/10/30 (c) (j)	200	180
1.83%, 09/10/30 (d) (j)	1,400	1,258
PennyMac Financial Services, Inc.
4.25%, 02/15/29 (d)	510	399
Prudential Financial, Inc.
3.91%, 12/07/47	2,515	2,014
Ryan Specialty Group, LLC
4.38%, 02/01/30 (d)	445	389
Santander Holdings USA, Inc.
2.49%, 01/06/28	825	710
Scotiabank Peru S.A.A.
8.59%, (3 Month USD LIBOR + 3.86%), 12/13/27 (a) (c)	400	394
Shinhan Financial Group Co., Ltd.
2.88%, (100, 05/12/26) (d) (g)	1,250	1,076
Synchrony Financial
3.95%, 12/01/27	3,895	3,475
Temasek Financial (I) Limited
1.00%, 10/06/30 (c)	950	731
1.00%, 10/06/30 (d)	2,600	2,000
1.63%, 08/02/31 (c)	750	595
The Bank of Nova Scotia
4.59%, 05/04/37 (j)	4,670	3,995
The Goldman Sachs Group, Inc.
5.78%, (3 Month USD LIBOR + 1.17%), 05/15/26 (a)	4,940	4,899
4.97%, (SOFR + 0.82%), 09/10/27 (a)	1,715	1,625
The Toronto-Dominion Bank
4.69%, 09/15/27 (j)	6,980	6,902
Transocean Poseidon Limited
6.88%, 02/01/27 (d)	359	350
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R.
0.00%, (100, 01/29/25) (c) (g) (h) (i) (k)	3,100	8
Wells Fargo & Company
3.20%, 06/17/27	2,235	2,080
4.81%, 07/25/28	2,140	2,091
2.88%, 10/30/30	2,255	1,917
Westpac Banking Corporation
3.02%, 11/18/36	2,970	2,197
Willis North America Inc.
4.50%, 09/15/28	3,980	3,760
		162,468
Utilities 4.0%
Adani Electricity Mumbai Limited
3.87%, 07/22/31 (c)	400	287
AEP Transmission Company, LLC
3.10%, 12/01/26	2,000	1,871
AES Andres B.V.
5.70%, 05/04/28 (d)	1,200	1,039
Ameren Corporation
3.65%, 02/15/26	5,000	4,779
Berkshire Hathaway Energy Company
4.60%, 05/01/53 (d)	2,710	2,378
Boston Gas Company
3.15%, 08/01/27 (d)	5,000	4,476
Calpine Corporation
4.50%, 02/15/28 (d)	265	237
5.13%, 03/15/28 (d)	165	148
4.63%, 02/01/29 (d)	215	185
Chile Electricity PEC Spa
0.00%, 01/25/28 (d) (l)	1,750	1,256
Clearway Energy Operating LLC
4.75%, 03/15/28 (d)	375	348
Dominion Energy, Inc.
3.38%, 04/01/30	4,500	3,965
DTE Energy Company
4.22%, 11/01/24 (e)	2,065	2,032
Duke Energy Corporation
3.15%, 08/15/27	5,000	4,614
4.30%, 03/15/28	1,350	1,302
2.85%, 03/15/32	405	342
3.95%, 08/15/47	4,095	3,111
Duquesne Light Holdings, Inc.
3.62%, 08/01/27 (d)	5,000	4,461
Emirates Sembcorp Water & Power Company PJSC
4.45%, 08/01/35 (d)	1,000	955
Empresa Electrica Angamos S.A
4.88%, 05/25/29 (c)	847	754
Empresas Publicas de Medellin E.S.P.
4.25%, 07/18/29 (c)	1,900	1,510
4.38%, 02/15/31 (c)	1,150	894
Entergy Corporation
2.80%, 06/15/30	1,220	1,027
Eversource Energy
2.90%, 10/01/24	4,000	3,859
Exelon Corporation
3.40%, 04/15/26	5,712	5,433
4.10%, 03/15/52	740	591
Fenix Power Peru S.A.
4.32%, 09/20/27 (c)	448	410
Fermaca Enterprises S. de R.L. de C.V.
6.38%, 03/30/38 (c)	3,924	3,696
Georgia Power Company
2.20%, 09/15/24	2,365	2,249
3.25%, 03/15/51	5,845	4,032
GNL Quintero S.A
4.63%, 07/31/29 (c)	2,059	2,002
ITC Holdings Corp.
3.25%, 06/30/26	3,000	2,807
2.95%, 05/14/30 (d)	1,250	1,058
JSW Hydro Energy Limited
4.13%, 05/18/31 (d)	442	370
LLPL Capital Pte. Ltd.
6.88%, 02/04/39 (d)	1,962	1,711
Mercury Chile Holdco LLC
6.50%, 01/24/27 (d)	1,750	1,670
Mexico Generadora De Energia, S. De R.L. De C.V.
5.50%, 12/06/32 (c)	444	428
Minejesa Capital B.V.
4.63%, 08/10/30 (c)	1,970	1,729
5.63%, 08/10/37 (c)	2,550	1,992
Mong Duong Finance Holdings B.V.
5.13%, 05/07/29 (c)	500	417
Monongahela Power Company
5.40%, 12/15/43 (d)	1,770	1,707
NextEra Energy Capital Holdings, Inc.
4.26%, 09/01/24 (e)	1,735	1,714
3.55%, 05/01/27	5,000	4,712

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
NRG Energy, Inc.
2.00%, 12/02/25 (d)	1,640	1,462
3.63%, 02/15/31 (d)	565	432
NSTAR Electric Company
3.20%, 05/15/27	5,000	4,697
Pacific Gas And Electric Company
2.50%, 02/01/31	2,945	2,288
Southwestern Electric Power Company
2.75%, 10/01/26	3,000	2,756
3.25%, 11/01/51	1,660	1,098
Suburban Propane Partners, L.P.
5.00%, 06/01/31 (d)	430	368
The Brooklyn Union Gas Company
4.49%, 03/04/49 (d)	5,105	3,924
The Cleveland Electric Illuminating Company
3.50%, 04/01/28 (d)	1,500	1,366
The Southern Company
3.70%, 04/30/30 (j)	2,500	2,247
3.75%, 09/15/51	1,930	1,559
Transelec S.A.
3.88%, 01/12/29 (d)	2,500	2,261
Transportadora de Gas del Peru S.A.
4.25%, 04/30/28 (c)	200	188
Virginia Electric and Power Company
3.75%, 05/15/27	930	889
		110,093
Energy 2.6%
Aethon United BR LP
8.25%, 02/15/26 (d)	305	303
AI Candelaria (Spain), S.L.U
5.75%, 06/15/33 (c)	500	383
5.75%, 06/15/33 (d)	1,000	765
Antero Midstream Partners LP
5.75%, 03/01/27 (d)	289	273
Antero Resources Corporation
5.38%, 03/01/30 (d)	310	287
APT Pipelines Limited
4.25%, 07/15/27 (d)	5,000	4,676
Bip-V Chinook
5.50%, 06/15/31 (d)	1,010	885
Blue Racer Midstream, LLC
7.63%, 12/15/25 (d)	30	30
BP Capital Markets America Inc.
2.94%, 06/04/51	2,005	1,323
3.00%, 03/17/52	2,650	1,765
Callon Petroleum Company
7.50%, 06/15/30 (d)	490	450
Chesapeake Energy Corporation
5.88%, 02/01/29 (d)	420	400
Chord Energy Corporation
6.38%, 06/01/26 (d)	335	325
CNX Midstream Partners LP
4.75%, 04/15/30 (d)	790	652
CNX Resources Corporation
6.00%, 01/15/29 (d)	385	355
7.38%, 01/15/31 (d)	145	139
Continental Resources, Inc.
2.27%, 11/15/26 (d)	1,735	1,505
CSI Compressco LP
7.50%, 04/01/25 (d)	370	345
Ecopetrol S.A.
4.63%, 11/02/31	550	421
5.88%, 05/28/45 - 11/02/51	3,150	2,135
EIG Pearl Holdings S.a r.l.
3.55%, 08/31/36 (c)	1,700	1,428
4.39%, 11/30/46 (c)	700	537
Empresa Electrica Cochrane SpA
5.50%, 05/14/27 (c)	597	547
Enable Midstream Partners, LP
4.40%, 03/15/27	1,520	1,449
5.00%, 05/15/44 (e)	2,645	2,159
Enbridge Inc.
3.40%, 08/01/51	2,245	1,530
Energy Transfer LP
4.75%, 01/15/26	2,115	2,063
EQM Midstream Partners, LP
4.75%, 01/15/31 (d)	415	342
Exxon Mobil Corporation
4.23%, 03/19/40	2,375	2,141
Galaxy Pipeline Assets Bidco Limited
2.16%, 03/31/34 (d)	2,219	1,886
2.94%, 09/30/40 (c)	773	623
Gran Tierra Energy Inc.
7.75%, 05/23/27 (d)	900	732
Gran Tierra Energy International Holdings Ltd
6.25%, 02/15/25 (c)	1,100	947
Guara Norte S.a r.l.
5.20%, 06/15/34 (c)	273	231
Gulfport Energy Operating Corporation
8.00%, 05/17/26 (d)	219	217
Halliburton Company
2.92%, 03/01/30	1,170	1,003
Hess Infrastructure Partners LP
4.25%, 02/15/30 (d)	765	656
5.50%, 10/15/30 (d)	370	340
Hess Midstream Operations LP
5.13%, 06/15/28 (d)	395	368
Hilcorp Energy I, L.P.
6.25%, 11/01/28 (d)	540	490
5.75%, 02/01/29 (d)	180	161
Hunt Oil USA, Inc.
6.38%, 06/01/28 (c)	1,311	1,249
Kinder Morgan Energy Partners, L.P.
6.95%, 01/15/38	3,930	4,186
Leeward Renewable Energy Operations, LLC
4.25%, 07/01/29 (d)	420	364
Marathon Petroleum Corporation
5.13%, 12/15/26	2,150	2,142
MC Brazil Downstream Trading S.a r.l.
7.25%, 06/30/31 (c)	1,150	948
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26 (d)	120	108
Nabors Industries Ltd
7.25%, 01/15/26 (d)	340	322
NGL Energy Operating LLC
7.50%, 02/01/26 (d)	355	316
NGL Energy Partners LP
7.50%, 04/15/26 (b)	150	116
NGPL PipeCo LLC
3.25%, 07/15/31 (d)	1,090	886
NuStar Logistics, L.P.
6.00%, 06/01/26	750	724
Occidental Petroleum Corporation
6.63%, 09/01/30	380	393
6.13%, 01/01/31	555	562
6.45%, 09/15/36	220	224
6.60%, 03/15/46	215	221
Oleoducto Central S.A.
4.00%, 07/14/27 (c)	1,750	1,539
ONEOK, Inc.
3.40%, 09/01/29	1,335	1,154
Par Petroleum, LLC
7.75%, 12/15/25 (d)	335	323
Parkland Corporation
4.50%, 10/01/29 (d)	430	360
4.63%, 05/01/30 (d)	300	250
PBF Holding Company LLC
6.00%, 02/15/28	120	106
Petrobras Global Finance B.V.
6.75%, 06/03/50	2,400	2,097
Petroleos del Peru - Petroperu S.A.
4.75%, 06/19/32 (c)	1,000	772
5.63%, 06/19/47 (c)	600	396
PETRONAS Capital Limited
2.48%, 01/28/32 (b) (c)	200	165
Pioneer Natural Resources Company
1.90%, 08/15/30	965	757
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Qatarenergy
2.25%, 07/12/31 (c)	2,200	1,819
Reliance Industries Limited
2.88%, 01/12/32 (b) (c)	1,200	973
Sabine Pass Liquefaction, LLC
5.00%, 03/15/27	1,875	1,839
SCC Power PLC
8.00%, 12/31/28 (d) (f)	1,593	543
4.00%, 05/17/32 (d) (f)	863	26
Southwestern Energy Company
5.38%, 02/01/29	420	389
4.75%, 02/01/32	420	359
Sunoco LP
6.00%, 04/15/27	225	222
4.50%, 05/15/29	160	140
Tervita Corporation
11.00%, 12/01/25 (d)	246	265
TransCanada PipeLines Limited
4.25%, 05/15/28	4,000	3,798
UEP Penonome II S.A.
6.50%, 10/01/38 (d)	1,523	1,112
USA Compression Finance Corp.
6.88%, 09/01/27	345	324
Viper Energy Partners LP
5.38%, 11/01/27 (d)	350	333
Weatherford International Ltd.
11.00%, 12/01/24 (d)	94	97
6.50%, 09/15/28 (d)	245	240
8.63%, 04/30/30 (d)	320	309
Western Midstream Operating, LP
4.30%, 02/01/30 (e) (k)	435	381
		71,116
Consumer Discretionary 2.2%
Academy, Ltd.
6.00%, 11/15/27 (d)	405	389
American Axle & Manufacturing, Inc.
5.00%, 10/01/29	210	168
Ashton Woods USA L.L.C.
4.63%, 04/01/30 (d)	295	239
BCPE Empire Holdings, Inc.
7.63%, 05/01/27 (d)	470	422
Boyne USA, Inc.
4.75%, 05/15/29 (d)	700	627
Caesars Entertainment, Inc.
4.63%, 10/15/29 (d)	480	390
Carnival Corporation
5.75%, 03/01/27 (d)	670	478
9.88%, 08/01/27 (d)	530	502
Carvana Co.
5.63%, 10/01/25 (d)	175	77
Clarios Global LP
6.25%, 05/15/26 (d)	132	129
CWT Travel Group Incorporated
8.50%, 11/19/26 (d)	173	147
Dana Incorporated
5.38%, 11/15/27	120	111
5.63%, 06/15/28	310	282
4.25%, 09/01/30	95	77
Dealer Tire, LLC
8.00%, 02/01/28 (d)	310	264
Dick's Sporting Goods, Inc.
3.15%, 01/15/32	4,410	3,458
4.10%, 01/15/52	1,355	882
Dollar General Corporation
4.25%, 09/20/24	1,125	1,110
Dollar Tree, Inc.
4.00%, 05/15/25	3,975	3,873
3.38%, 12/01/51	495	334
EG Global Finance PLC
8.50%, 10/30/25 (d)	615	576
Everi Holdings Inc.
5.00%, 07/15/29 (d)	625	539
Expedia Group, Inc.
5.00%, 02/15/26	1,230	1,214
3.80%, 02/15/28	2,060	1,893
3.25%, 02/15/30	825	699
2.95%, 03/15/31 (k)	304	245
Ferrellgas Escrow, LLC
5.38%, 04/01/26 (d)	330	301
Fertitta Entertainment LLC
6.75%, 01/15/30 (d)	555	448
Ford Motor Company
3.25%, 02/12/32	1,300	978
Full House Resorts, Inc.
8.25%, 02/15/28 (d)	615	543
General Motors Financial Company, Inc.
2.40%, 10/15/28	2,825	2,350
3.10%, 01/12/32	2,910	2,286
Golden Entertainment, Inc.
7.63%, 04/15/26 (d)	315	311
Group 1 Automotive, Inc.
4.00%, 08/15/28 (d)	215	183
Hyundai Capital America
2.65%, 02/10/25 (d)	4,565	4,290
1.80%, 10/15/25 (d)	75	68
Installed Building Products, Inc.
5.75%, 02/01/28 (d)	425	383
Light & Wonder, Inc.
6.63%, 03/01/30 (d)	495	418
Lions Gate Capital Holdings LLC
5.50%, 04/15/29 (d)	340	197
Lowe`s Companies, Inc.
4.40%, 09/08/25	1,340	1,322
5.63%, 04/15/53	1,335	1,287
LSF9 Atlantis
7.75%, 02/15/26 (d)	550	488
M/I Homes, Inc.
4.95%, 02/01/28	380	338
Magallanes, Inc.
3.76%, 03/15/27 (d)	2,515	2,270
4.05%, 03/15/29 (d)	2,520	2,184
Magnum Management Corporation
5.25%, 07/15/29	550	496
Marriott International, Inc.
3.13%, 06/15/26	2,295	2,145
2.75%, 10/15/33 (k)	2,840	2,178
Mattamy Homes Limited
4.63%, 03/01/30 (d)	400	327
McDonald's Corporation
4.45%, 03/01/47	2,685	2,325
MGM Resorts International
6.75%, 05/01/25	465	469
Midwest Gaming Borrower, LLC
4.88%, 05/01/29 (d)	405	346
Murphy Oil USA, Inc.
4.75%, 09/15/29	335	306
NCL Corporation Ltd.
5.88%, 03/15/26 (d)	165	130
PENN Entertainment, Inc.
5.63%, 01/15/27 (d)	655	593
4.13%, 07/01/29 (b) (d)	300	237
PetSmart, Inc.
4.75%, 02/15/28 (d)	830	752
7.75%, 02/15/29 (d)	500	466
Premier Entertainment Sub, LLC
5.63%, 09/01/29 (d)	385	283
5.88%, 09/01/31 (d)	140	99
Rent-A-Center, Inc.
6.38%, 02/15/29 (d)	265	215
Royal Caribbean Cruises Ltd.
5.50%, 08/31/26 (d)	525	442
Sonic Automotive, Inc.
4.63%, 11/15/29 (d)	525	423
SRS Distribution Inc.
4.63%, 07/01/28 (d)	315	281
6.13%, 07/01/29 (d)	390	317
Staples, Inc.
7.50%, 04/15/26 (d)	375	323
10.75%, 04/15/27 (b) (d)	150	108

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Station Casinos LLC
4.63%, 12/01/31 (d)	305	246
Superior Plus LP
4.50%, 03/15/29 (d)	510	438
SWF Escrow Issuer Corporation
6.50%, 10/01/29 (d)	180	104
The Gap, Inc.
3.88%, 10/01/31 (d)	415	293
The Goodyear Tire & Rubber Company
5.25%, 07/15/31	560	458
Univision Communications Inc.
4.50%, 05/01/29 (d)	325	272
7.38%, 06/30/30 (d)	550	526
Victoria's Secret & Co.
4.63%, 07/15/29 (d)	425	333
Viking Cruises Limited
13.00%, 05/15/25 (d)	135	143
5.88%, 09/15/27 (d)	1,025	837
Volkswagen Group of America, Inc.
4.25%, 11/13/23 (d)	1,975	1,955
Wheel Pros, Inc.
6.50%, 05/15/29 (d)	130	49
Yum! Brands, Inc.
4.75%, 01/15/30 (d)	370	340
		59,025
Industrials 2.1%
Adani Ports and Special Economic Zone Limited
4.00%, 07/30/27 (c)	400	349
4.38%, 07/03/29 (c)	800	673
3.10%, 02/02/31 (c)	500	369
Advanced Drainage Systems, Inc.
5.00%, 09/30/27 (d)	360	338
Air Lease Corporation
1.88%, 08/15/26	1,595	1,388
American Airlines, Inc.
5.75%, 04/20/29 (d)	695	636
ARD Finance S.A.
6.50%, 06/30/27 (d) (f)	200	140
Ardagh Metal Packaging Finance Public Limited Company
4.00%, 09/01/29 (d)	850	674
Ardagh Packaging Finance Public Limited Company
5.25%, 08/15/27 (d)	280	206
Beacon Roofing Supply, Inc.
4.13%, 05/15/29 (d)	170	142
Berry Global, Inc.
1.65%, 01/15/27	1,710	1,458
Bioceanico Sovereign Certificate Limited
0.00%, 06/05/34 (c) (l)	502	332
BOC Aviation Limited
5.85%, (3 Month USD LIBOR + 1.13%), 09/26/23 (a) (d)	4,175	4,174
Bombardier Inc.
7.88%, 04/15/27 (d)	385	375
Builders FirstSource, Inc.
5.00%, 03/01/30 (d)	400	357
4.25%, 02/01/32 (d)	410	334
Carrier Global Corporation
3.38%, 04/05/40	4,370	3,324
Clean Harbors, Inc.
5.13%, 07/15/29 (d)	135	125
Cornerstone Building Brands, Inc.
6.13%, 01/15/29 (d)	430	303
CSX Corporation
3.80%, 11/01/46	5,755	4,559
Empresa de Transporte de Pasajeros Metro S.A.
5.00%, 01/25/47 (d)	1,095	953
Fideicomiso Patrimonio Autonomo Panamericana
8.25%, 01/15/35 (c)	287	255
Flowserve Corporation
2.80%, 01/15/32	3,020	2,270
Fortress Transportation And Infrastructure Investors LLC
5.50%, 05/01/28 (d)	520	443
Garda World Security Corporation
4.63%, 02/15/27 (d)	625	553
6.00%, 06/01/29 (d)	475	388
Griffon Corporation
5.75%, 03/01/28	875	800
Jeld-Wen, Inc.
4.63%, 12/15/25 (d)	265	221
Lima Metro Line 2 Finance Limited
5.88%, 07/05/34 (c)	1,656	1,619
Madison IAQ LLC
4.13%, 06/30/28 (d)	335	279
5.88%, 06/30/29 (d)	325	224
MV24 Capital B.V.
6.75%, 06/01/34 (c)	343	313
Northrop Grumman Corporation
5.15%, 05/01/40	3,485	3,392
Owens Corning
4.40%, 01/30/48	2,575	2,005
Parker-Hannifin Corporation
4.25%, 09/15/27	1,180	1,147
Penske Truck Leasing Co., L.P.
3.40%, 11/15/26 (d)	75	69
4.20%, 04/01/27 (d)	2,455	2,303
Pike Corporation
5.50%, 09/01/28 (d)	610	533
Raytheon Technologies Corporation
3.03%, 03/15/52	3,300	2,255
Roller Bearing Company of America, Inc.
4.38%, 10/15/29 (d)	210	182
Seaspan Corporation
5.50%, 08/01/29 (d)	330	250
Simpar Europe
5.20%, 01/26/31 (c)	200	151
Sydney Airport Finance Company Pty Limited
3.38%, 04/30/25 (d)	2,650	2,518
3.63%, 04/28/26 (d)	1,973	1,853
The Boeing Company
2.95%, 02/01/30	2,730	2,319
3.75%, 02/01/50	1,620	1,123
The Dun & Bradstreet Corporation
5.00%, 12/15/29 (d)	655	564
Titan Acquisition Limited
7.75%, 04/15/26 (d)	325	293
TK Elevator U.S. Newco, Inc.
5.25%, 07/15/27 (d)	750	667
TMS International Corp.
6.25%, 04/15/29 (d)	220	158
TransDigm Inc.
8.00%, 12/15/25 (d)	100	101
6.25%, 03/15/26 (d)	605	598
5.50%, 11/15/27	545	512
Trident TPI Holdings, Inc.
6.63%, 11/01/25 (d)	380	334
Triton Container International Limited
1.15%, 06/07/24 (d)	1,070	990
3.25%, 03/15/32	1,860	1,435
Triumph Group, Inc.
7.75%, 08/15/25 (b)	160	136
Uber Technologies, Inc.
4.50%, 08/15/29 (d)	385	336
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (d)	145	135
4.63%, 04/15/29 (d)	630	550
Weir Group PLC(The)
2.20%, 05/13/26 (d)	2,820	2,511
		57,994
Communication Services 1.6%
Acuris Finance
5.00%, 05/01/28 (d)	675	539
Altice Financing S.A.
5.00%, 01/15/28 (d)	245	198
Altice France
6.00%, 02/15/28 (d)	435	257

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Altice France Holding S.A.
5.50%, 10/15/29 (d)	470	360
AMC Entertainment Holdings, Inc.
7.50%, 02/15/29 (d)	135	73
Arches Buyer Inc.
4.25%, 06/01/28 (d)	135	106
AT&T Inc.
2.75%, 06/01/31	5,530	4,596
3.50%, 09/15/53	6,373	4,341
3.55%, 09/15/55	2,593	1,746
Bell Canada inc.
3.65%, 08/15/52	565	414
C&W Senior Financing Designated Activity Company
6.88%, 09/15/27 (b) (c)	950	886
CCO Holdings, LLC
4.75%, 03/01/30 (d)	735	635
4.50%, 08/15/30 (d)	380	315
4.75%, 02/01/32 (d)	385	312
4.25%, 01/15/34 (d)	385	285
Cengage Learning, Inc.
9.50%, 06/15/24 (b) (d)	495	471
Charter Communications Operating, LLC
4.91%, 07/23/25	2,163	2,120
3.50%, 03/01/42	2,790	1,803
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28 (b) (d)	85	62
7.50%, 06/01/29 (d)	290	211
Comcast Corporation
3.95%, 10/15/25	1,465	1,434
3.40%, 04/01/30	2,510	2,289
Commscope Technologies LLC
5.00%, 03/15/27 (d)	245	168
Commscope, Inc.
4.75%, 09/01/29 (d)	490	396
Consolidated Communications, Inc.
5.00%, 10/01/28 (d)	375	277
CSC Holdings, LLC
5.75%, 01/15/30 (d)	795	450
Diamond Sports Group, LLC
5.38%, 08/15/26 (d)	405	48
DIRECTV Financing, LLC
5.88%, 08/15/27 (d)	470	421
DISH DBS Corporation
5.88%, 11/15/24	120	112
5.75%, 12/01/28 (d)	405	324
5.13%, 06/01/29	210	135
Frontier Communications Holdings, LLC
5.88%, 11/01/29	29	23
6.00%, 01/15/30 (b) (d)	445	350
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (d)	130	121
5.00%, 05/01/28 (d)	260	227
GCI, LLC
4.75%, 10/15/28 (d)	380	323
iHeartCommunications, Inc.
8.38%, 05/01/27	70	60
5.25%, 08/15/27 (d)	285	241
Intelsat Jackson Holdings S.A.
6.50%, 03/15/30 (d)	310	278
KT Corp
2.50%, 07/18/26 (c)	1,500	1,366
1.38%, 01/21/27 (c)	1,000	857
Level 3 Financing, Inc.
4.25%, 07/01/28 (d)	305	240
Live Nation Entertainment, Inc.
5.63%, 03/15/26 (d)	945	897
6.50%, 05/15/27 (d)	205	201
Lumen Technologies Inc.
5.13%, 12/15/26 (b) (d)	310	269
4.00%, 02/15/27 (d)	195	165
8.00%, 06/01/36	290	135
Match Group Holdings II, LLC
5.00%, 12/15/27 (d)	340	316
MVC Acquisition Corp.
5.75%, 08/01/28 (d)	385	324
NBN Co Limited
1.45%, 05/05/26 (d)	2,100	1,857
Netflix, Inc.
5.38%, 11/15/29 (d)	230	225
4.88%, 06/15/30 (d)	160	150
Network I2I Limited
3.98%, (100, 03/03/26) (c) (g)	850	741
News Corporation
5.13%, 02/15/32 (d)	160	145
Radiate HoldCo, LLC
4.50%, 09/15/26 (d)	315	232
6.50%, 09/15/28 (d)	120	50
Scripps Escrow II, Inc.
3.88%, 01/15/29 (d)	205	167
Scripps Escrow, Inc.
5.88%, 07/15/27 (d)	130	116
Singtel Group Treasury Pte. Ltd.
1.88%, 06/10/30 (c)	200	163
Sirius XM Radio Inc.
5.50%, 07/01/29 (d)	325	297
4.13%, 07/01/30 (d)	540	446
Telesat Canada
4.88%, 06/01/27 (d)	220	100
6.50%, 10/15/27 (d)	230	68
The Interpublic Group of Companies, Inc.
5.40%, 10/01/48	1,680	1,542
T-Mobile USA, Inc.
2.25%, 02/15/26	2,265	2,063
3.40%, 10/15/52	2,645	1,796
Townsquare Media, Inc.
6.88%, 02/01/26 (d)	155	137
Verizon Communications Inc.
3.88%, 03/01/52	760	579
VTR Comunicaciones SpA
5.13%, 01/15/28 (c)	400	248
VTR Finance N.V.
6.38%, 07/15/28 (c)	700	273
Zayo Group Holdings, Inc.
4.00%, 03/01/27 (d)	245	182
6.13%, 03/01/28 (d)	115	66
		43,820
Information Technology 1.4%
Arrow Electronics, Inc.
3.88%, 01/12/28	2,295	2,089
Boxer Parent Company Inc.
7.13%, 10/02/25 (d)	35	34
Broadcom Inc.
3.42%, 04/15/33 (d)	4,150	3,331
Camelot Finance S.A.
4.50%, 11/01/26 (d)	455	421
Castle United States Holding Corporation
9.50%, 02/15/28 (d)	280	110
Clarivate Science Holdings Corporation
4.88%, 07/01/29 (b) (d)	270	230
Coherent Corp.
5.00%, 12/15/29 (d)	590	510
Endure Digital, Inc.
6.00%, 02/15/29 (d)	290	189
Fortinet, Inc.
1.00%, 03/15/26	2,602	2,275
Global Payments Inc.
4.95%, 08/15/27	2,155	2,095
Helios Software Holdings, Inc.
4.63%, 05/01/28 (d)	650	495
Marvell Technology, Inc.
4.20%, 06/22/23	3,805	3,795
Minerva Merger Sub Inc
6.50%, 02/15/30 (d)	610	452
NetApp, Inc.
1.88%, 06/22/25	2,350	2,156
NXP B.V.
3.88%, 06/18/26	2,430	2,313

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Oracle Corporation
6.25%, 11/09/32	1,230	1,292
3.80%, 11/15/37	860	680
3.85%, 04/01/60	3,880	2,599
Renesas Electronics Corporation
2.17%, 11/25/26 (d) (k)	5,285	4,529
The Western Union Company
2.75%, 03/15/31 (k)	5,040	3,819
TSMC Global Limited
1.25%, 04/23/26 (d)	3,115	2,760
Virtusa Corporation
7.13%, 12/15/28 (d)	160	123
VMware, Inc.
2.20%, 08/15/31	2,690	2,042
Workday, Inc.
3.70%, 04/01/29	1,085	996
		39,335
Materials 1.2%
AngloGold Ashanti Holdings PLC
3.75%, 10/01/30	700	611
Arconic Corporation
6.13%, 02/15/28 (d)	765	719
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (c)	550	393
Braskem Netherlands Finance B.V.
8.50%, 01/23/81 (c)	1,400	1,357
Cap S.A.
3.90%, 04/27/31 (c)	1,450	1,136
3.90%, 04/27/31 (d)	600	470
CCL Industries Inc.
3.05%, 06/01/30 (d)	2,135	1,759
CEMEX S.A.B. de C.V.
5.13%, (100, 06/08/26) (c) (g)	1,000	926
CF Industries, Inc.
5.38%, 03/15/44	2,570	2,306
CVR Partners, LP
6.13%, 06/15/28 (d)	390	350
EQUATE Petrochemical B.V.
2.63%, 04/28/28 (c)	200	174
EverArc Escrow
5.00%, 10/30/29 (d)	520	428
Freeport-McMoRan Inc.
4.38%, 08/01/28	300	281
5.25%, 09/01/29	300	289
4.63%, 08/01/30	1,000	935
Glatfelter Corporation
4.75%, 11/15/29 (d)	355	216
Glencore Funding LLC
1.63%, 04/27/26 (d)	2,115	1,871
3.38%, 09/23/51 (d)	2,060	1,360
GrafTech Finance Inc.
4.63%, 12/15/28 (d)	210	173
Illuminate Buyer LLC
9.00%, 07/01/28 (d)	520	438
JSW Steel Limited
5.05%, 04/05/32 (c)	1,600	1,264
LG Chem, Ltd.
2.38%, 07/07/31 (d)	300	236
MATIV Holdings, Inc.
6.88%, 10/01/26 (d) (j)	315	278
Olympus Water US Holding Corporation
4.25%, 10/01/28 (d)	595	488
6.25%, 10/01/29 (b) (d)	400	304
Packaging Corporation of America
3.40%, 12/15/27	2,725	2,507
PT Freeport Indonesia
5.32%, 04/14/32 (d)	600	552
6.20%, 04/14/52 (c)	500	436
PT Indonesia Asahan Aluminium (Persero)
5.80%, 05/15/50 (c)	200	168
Sasol Financing USA LLC
5.50%, 03/18/31	1,100	893
SunCoke Energy, Inc.
4.88%, 06/30/29 (d)	510	435
The Scotts Miracle-Gro Company
4.50%, 10/15/29	420	340
Unifrax Escrow Issuer Corporation
5.25%, 09/30/28 (d)	575	463
UPL Corporation Limited
4.50%, 03/08/28 (c)	700	591
4.63%, 06/16/30 (c)	800	640
Vedanta Resources Finance II PLC
9.25%, 04/23/26 (d)	1,300	839
Vedanta Resources Limited
6.13%, 08/09/24 (c)	1,400	880
W. R. Grace Holdings LLC
5.63%, 08/15/29 (d)	360	291
WestRock Company
3.75%, 03/15/25	4,125	3,989
		31,786
Consumer Staples 1.1%
Adani International Container Terminal Private Limited
3.00%, 02/16/31 (c)	844	663
3.00%, 02/16/31 (d)	562	443
Allied Universal Holdco LLC
6.63%, 07/15/26 (d)	370	339
9.75%, 07/15/27 (d)	480	421
6.00%, 06/01/29 (d)	435	318
Anheuser-Busch Companies, LLC
4.90%, 02/01/46	1,765	1,615
Anheuser-Busch InBev Worldwide Inc.
4.60%, 04/15/48	2,526	2,229
APi Escrow Corp.
4.75%, 10/15/29 (d)	480	420
B. A. T. Capital Corporation
3.46%, 09/06/29	5,145	4,416
Constellation Brands, Inc.
3.15%, 08/01/29	1,830	1,606
2.88%, 05/01/30	875	744
Coty Inc.
5.00%, 04/15/26 (d)	405	386
6.50%, 04/15/26 (b) (d)	245	235
Energizer Holdings, Inc.
6.50%, 12/31/27 (d)	305	291
Grifols Escrow Issuer S.A.
4.75%, 10/15/28 (d)	1,060	917
Kronos Acquisition Holdings Inc
5.00%, 12/31/26 (d)	320	279
7.00%, 12/31/27 (b) (d)	265	218
Legends Hospitality Holding Company, LLC
5.00%, 02/01/26 (d)	345	307
Matterhorn Merger Sub, LLC
8.50%, 06/01/26 (d)	450	258
Metis Merger Subordinated LLC
6.50%, 05/15/29 (d)	390	330
Movida Europe S.A.
5.25%, 02/08/31 (c)	400	300
PECF USS Intermediate Holding III Corporation
8.00%, 11/15/29 (d)	290	188
PepsiCo, Inc.
3.60%, 02/18/28	1,430	1,374
Performance Food Group Company
5.50%, 10/15/27 (d)	470	446
Performance Food Group, Inc.
4.25%, 08/01/29 (d)	385	334
Post Holdings, Inc.
5.50%, 12/15/29 (d)	130	118
4.63%, 04/15/30 (d)	92	79
Primo Water Holdings Inc.
4.38%, 04/30/29 (d)	330	285
PSA Treasury Pte. Ltd.
2.25%, 04/30/30 (c)	500	420
PT Indofood CBP Sukses Makmur TBK
3.40%, 06/09/31 (c)	300	248
3.54%, 04/27/32 (c)	200	164
Rutas 2 And 7 Finance Ltd
0.00%, 09/30/36 (c) (l)	373	234

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
SEG Holding, LLC
5.63%, 10/15/28 (d)	630	588
Smithfield Foods, Inc.
4.25%, 02/01/27 (d)	4,490	4,129
Spectrum Brands, Inc.
5.00%, 10/01/29 (d)	360	315
Sysco Corporation
3.30%, 02/15/50	3,505	2,406
Triton Water Holdings Incorporated
6.25%, 04/01/29 (d)	345	279
U.S. Foods Inc.
4.75%, 02/15/29 (d)	345	306
4.63%, 06/01/30 (d)	295	261
United Natural Foods, Inc.
6.75%, 10/15/28 (d)	450	433
Wash Multifamily Acquisition Inc.
5.75%, 04/15/26 (d)	550	518
		29,860
Real Estate 1.0%
Agree Limited Partnership
2.60%, 06/15/33	1,045	788
Alexandria Real Estate Equities, Inc.
3.00%, 05/18/51	2,050	1,310
American Tower Corporation
3.38%, 10/15/26	5,000	4,677
Corporate Office Properties Trust
2.90%, 12/01/33	2,010	1,421
Crown Castle Inc.
3.65%, 09/01/27	9,695	9,025
Equinix, Inc.
1.80%, 07/15/27	2,450	2,100
2.15%, 07/15/30	2,250	1,794
Host Hotels & Resorts, L.P.
2.90%, 12/15/31 (k)	3,010	2,299
Invitation Homes Operating Partnership LP
2.70%, 01/15/34	2,175	1,592
Iron Mountain Incorporated
4.88%, 09/15/29 (d)	365	318
4.50%, 02/15/31 (d)	275	227
Park Intermediate Holdings LLC
4.88%, 05/15/29 (d)	285	241
Realogy Group LLC
5.25%, 04/15/30 (d)	550	401
Sabra Health Care Limited Partnership
3.20%, 12/01/31	500	374
Uniti Group Inc.
6.50%, 02/15/29 (d)	325	215
Vornado Realty L.P.
2.15%, 06/01/26	1,100	930
XHR LP
6.38%, 08/15/25 (d)	280	273
4.88%, 06/01/29 (d)	415	341
		28,326
Health Care 1.0%
1375209 BC Ltd
9.00%, 01/30/28 (d)	87	85
AbbVie Inc.
4.70%, 05/14/45	5,220	4,673
AdaptHealth LLC
5.13%, 03/01/30 (d)	985	838
Bausch Health Companies Inc.
6.13%, 02/01/27 (d)	190	131
4.88%, 06/01/28 (d)	420	269
11.00%, 09/30/28 (d)	155	122
14.00%, 10/15/30 (d)	30	18
Catalent Pharma Solutions, Inc.
3.50%, 04/01/30 (b) (d)	225	177
Centene Corporation
2.50%, 03/01/31	4,030	3,157
Community Health Systems, Inc.
6.00%, 01/15/29 (d)	285	239
6.88%, 04/15/29 (d)	275	143
4.75%, 02/15/31 (d)	395	287
Elevance Health, Inc.
2.38%, 01/15/25	1,975	1,876
4.55%, 05/15/52	790	692
Emergent BioSolutions Inc.
3.88%, 08/15/28 (d)	260	128
Encompass Health Corporation
4.50%, 02/01/28	180	163
4.75%, 02/01/30	60	53
4.63%, 04/01/31	475	408
Endo Luxembourg Finance Company I S.a r.l.
0.00%, 04/01/29 (d) (h) (i)	225	171
HCA Inc.
4.13%, 06/15/29	2,300	2,100
Health Care Service Corporation, A Mutual Legal Reserve Company
3.20%, 06/01/50 (d)	1,695	1,178
Illumina, Inc.
0.55%, 03/23/23	1,455	1,441
Legacy Lifepoint Health, LLC
6.75%, 04/15/25 (d)	245	230
4.38%, 02/15/27 (d)	415	351
ModivCare Inc.
5.00%, 10/01/29 (d)	185	156
Mozart Debt Merger Sub Inc.
5.25%, 10/01/29 (b) (d)	595	473
Organon & Co.
5.13%, 04/30/31 (d)	795	689
Owens & Minor, Inc.
6.63%, 04/01/30 (d)	570	490
Radiology Partners, Inc.
9.25%, 02/01/28 (d)	275	155
Royalty Pharma PLC
3.30%, 09/02/40	3,335	2,330
RP Escrow Issuer LLC
5.25%, 12/15/25 (d)	375	287
Select Medical Corporation
6.25%, 08/15/26 (d)	540	515
Tenet Healthcare Corporation
6.25%, 02/01/27 (d)	335	322
6.13%, 10/01/28 - 06/15/30 (d)	785	731
The Providence Service Corporation
5.88%, 11/15/25 (d)	270	256
UnitedHealth Group Incorporated
4.95%, 05/15/62	1,100	1,038
Viatris Inc.
1.65%, 06/22/25	1,650	1,495
		27,867
Total Corporate Bonds And Notes (cost $780,820)		661,690
SENIOR FLOATING RATE INSTRUMENTS 3.5%
Consumer Discretionary 0.7%
AI Aqua Merger Sub, Inc.
2021 1st Lien Term Loan B, 7.97%, (SOFR + 3.75%), 06/17/28 (a)	703	661
Alterra Mountain Company
2021 Series B-2 Consenting Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 07/30/28 (a)	662	653
American Tire Distributors Holdings, Inc.
2021 Term Loan B, 10.61%, (3 Month USD LIBOR + 6.25%), 10/07/28 (a)	289	263
Caesars Resort Collection, LLC
2020 Term Loan B1, 7.57%, (1 Month USD LIBOR + 3.50%), 06/19/25 (a)	347	346
Carnival Corporation
USD Term Loan B, 5.88%, (1 Month USD LIBOR + 3.00%), 06/29/25 (a)	200	191
2021 Incremental Term Loan B, 6.13%, (1 Month USD LIBOR + 3.25%), 10/08/28 (a)	571	533
Clarios Global LP
2021 USD Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 04/30/26 (a)	724	708
Comet Acquisition, Inc.
Term Loan, 6.92%, (3 Month USD LIBOR + 3.25%), 10/23/25 (a)	125	121

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Conservice Midco, LLC
2020 Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 05/07/27 (a)	313	303
DexKo Global Inc.
2021 USD Term Loan B, 7.42%, (3 Month USD LIBOR + 3.75%), 09/24/28 (a) (f)	103	92
2021 USD Term Loan B, 7.82%, (3 Month USD LIBOR + 3.75%), 09/24/28 (a)	189	169
Everi Holdings Inc.
2021 Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 12/31/24 (a)	153	152
Fertitta Entertainment, LLC
2022 Term Loan B, 8.09%, (SOFR + 4.00%), 01/13/29 (a) (f)	417	396
Gates Global LLC
2022 Term Loan B4, 7.59%, (1 Month Term SOFR + 3.50%), 11/09/29 (a)	120	119
Getty Images, Inc.
2019 USD Term Loan B, 8.62%, (1 Month USD LIBOR + 4.50%), 02/13/26 (a)	286	285
Great Outdoors Group, LLC
2021 Term Loan B1, 7.82%, (1 Month USD LIBOR + 3.75%), 02/26/28 (a)	577	553
Jo-Ann Stores, Inc.
2021 Term Loan B1, 9.08%, (3 Month USD LIBOR + 4.75%), 06/30/28 (a)	499	335
Kestrel Bidco Inc.
Term Loan B, 7.35%, (1 Month USD LIBOR + 3.00%), 07/31/26 (a)	248	225
Kronos Acquisition Holdings Inc.
2021 Term Loan B, 8.48%, (3 Month USD LIBOR + 3.75%), 12/22/26 (a)	583	553
LaserShip, Inc.
2021 Term Loan, 7.38%, (3 Month USD LIBOR + 4.50%), 04/30/28 (a)	237	169
2021 2nd Lien Term Loan, 10.38%, (3 Month USD LIBOR + 7.50%), 05/07/29 (a) (m)	75	44
LBM Acquisition LLC
Term Loan B, 7.12%, (6 Month USD LIBOR + 3.75%), 12/08/27 (a)	250	216
Mavis Tire Express Services Corp.
2021 Term Loan B, 8.50%, (3 Month Term SOFR + 4.00%), 04/13/26 (a)	681	649
Mileage Plus Holdings LLC
2020 Term Loan B, 10.00%, (3 Month USD LIBOR + 5.25%), 12/31/23 (a)	319	328
Mister Car Wash Holdings, Inc.
2019 Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 05/08/26 (a)	533	525
PCI Gaming Authority
Term Loan, 6.57%, (1 Month USD LIBOR + 2.50%), 05/15/26 (a)	138	137
Penn National Gaming, Inc.
2022 Term Loan B, 6.94%, (1 Month Term SOFR + 2.75%), 04/13/29 (a)	139	138
Perrigo Investments, LLC
Term Loan B, 6.69%, (1 Month Term SOFR + 2.50%), 04/05/29 (a) (f)	204	202
PetSmart, Inc.
2021 Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 12/31/24 (a)	823	804
Playa Hotels & Resorts B.V.
2022 Term Loan B, 8.58%, (3 Month Term SOFR + 4.25%), 11/22/28 (a)	320	311
Prometric Holdings, Inc.
1st Lien Term Loan, 7.08%, (1 Month USD LIBOR + 3.00%), 01/18/25 (a)	583	510
Rent-A-Center, Inc.
2021 First Lien Term Loan B, 7.69%, (3 Month USD LIBOR + 3.25%), 02/04/28 (a)	236	227
Restoration Hardware, Inc.
Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 10/15/28 (a)	415	381
Scientific Games Holdings LP
2022 USD Term Loan B, 7.10%, (3 Month Term SOFR + 3.50%), 02/03/29 (a)	280	267
Scientific Games International, Inc.
2022 USD Term Loan, 7.42%, (1 Month Term SOFR + 3.00%), 04/07/29 (a)	274	269
Six Flags Theme Parks, Inc.
2019 Term Loan B, 5.83%, (1 Month USD LIBOR + 1.75%), 04/09/26 (a)	278	270
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 7.99%, (3 Month USD LIBOR + 3.75%), 09/16/27 (a)	295	300
SMG US Midco 2, Inc.
2020 Term Loan, 6.91%, (3 Month USD LIBOR + 2.50%), 01/23/25 (a)	117	113
2020 Term Loan, 6.91%, (1 Month USD LIBOR + 2.50%), 01/23/25 (a)	299	290
Spin Holdco Inc.
2021 Term Loan, 8.76%, (3 Month USD LIBOR + 4.00%), 02/26/28 (a)	409	344
Springs Windows Fashions, LLC
2021 Term Loan B, 8.75%, (3 Month USD LIBOR + 4.00%), 12/31/24 (a)	248	202
SRS Distribution Inc.
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 05/20/28 (a)	693	662
Staples, Inc.
7 Year Term Loan, 9.44%, (3 Month USD LIBOR + 5.00%), 04/05/26 (a)	365	337
Stars Group Holdings B.V. (The)
2018 USD Incremental Term Loan, 5.89%, (3 Month USD LIBOR + 2.25%), 06/29/25 (a)	492	484
Tamko Building Products, LLC
Term Loan B, 6.67%, (3 Month USD LIBOR + 3.00%), 05/15/26 (a)	136	131
Term Loan B, 7.41%, (3 Month USD LIBOR + 3.00%), 05/15/26 (a)	297	286
Term Loan B, 7.73%, (3 Month USD LIBOR + 3.00%), 05/15/26 (a)	146	141
Tecta America Corp.
2021 Term Loan, 8.45%, (1 Month USD LIBOR + 4.25%), 12/31/24 (a)	266	255
TGP Holdings III, LLC
2021 Delayed Draw Term Loan , 7.32%, (1 Month USD LIBOR + 3.25%), 06/24/28 (a)	4	3
2021 Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 06/24/28 (a)	118	94
2021 Delayed Draw Term Loan , 7.64%, (3 Month USD LIBOR + 3.25%), 06/24/28 (a)	4	3
Travel Leaders Group, LLC
2018 Term Loan B, 8.07%, (1 Month USD LIBOR + 4.00%), 01/25/24 (a)	236	215
Victoria's Secret & Co.
Term Loan B, 7.98%, (3 Month USD LIBOR + 3.25%), 06/30/28 (a)	286	278
Wand NewCo 3, Inc.
2020 Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 02/05/26 (a)	547	517
Whatabrands LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 07/21/28 (a)	406	392
Wheel Pros, LLC
2021 Term Loan, 8.82%, (3 Month USD LIBOR + 4.50%), 04/23/28 (a)	151	101
Zelis Healthcare Corporation
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 09/30/26 (a) (f)	653	645
		17,898
Information Technology 0.6%
Access CIG, LLC
2018 1st Lien Term Loan, 7.82%, (3 Month USD LIBOR + 3.75%), 02/14/25 (a)	824	805
Applied Systems, Inc.
2022 Extended 1st Lien Term Loan, 8.66%, (3 Month Term SOFR + 4.50%), 09/19/26 (a)	804	799
2022 Extended 2nd Lien Term Loan, 9.17%, (3 Month Term SOFR + 6.75%), 09/19/27 (a)	390	386
Ascend Learning, LLC
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 11/18/28 (a)	697	657

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
2021 2nd Lien Term Loan, 9.82%, (1 Month USD LIBOR + 5.75%), 11/18/29 (a)	130	111
Banff Merger Sub Inc
2021 USD Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 10/01/25 (a)	342	327
Blackhawk Network Holdings, Inc
2018 1st Lien Term Loan, 7.08%, (3 Month Term SOFR + 3.00%), 05/31/25 (a)	588	572
Castle US Holding Corporation
USD Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 02/28/27 (a)	631	384
CDK Global, Inc.
2022 USD Term Loan B, 8.11%, (3 Month Term SOFR + 4.50%), 06/09/29 (a)	280	277
CMG Media Corporation
2021 Term Loan, 7.57%, (3 Month USD LIBOR + 3.50%), 12/17/26 (a)	295	275
Constant Contact Inc
Term Loan, 7.91%, (3 Month USD LIBOR + 4.00%), 12/31/24 (a)	243	213
CoreLogic, Inc.
Term Loan, 7.63%, (1 Month USD LIBOR + 3.50%), 04/14/28 (a)	286	238
Cornerstone OnDemand, Inc.
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 09/08/26 (a)	591	526
DCert Buyer, Inc.
2019 Term Loan B, 8.70%, (6 Month Term SOFR + 4.00%), 07/31/26 (a)	409	394
2021 2nd Lien Term Loan, 11.70%, (6 Month USD LIBOR + 7.00%), 02/16/29 (a)	115	105
Delta TopCo, Inc.
2020 2nd Lien Term Loan, 11.65%, (3 Month USD LIBOR + 7.25%), 12/01/28 (a)	90	70
Endure Digital Inc.
Term Loan, 7.72%, (1 Month USD LIBOR + 3.50%), 01/27/28 (a)	253	226
eResearchTechnology, Inc.
2020 1st Lien Term Loan, 8.57%, (1 Month USD LIBOR + 4.50%), 02/05/27 (a)	39	35
Finastra USA, Inc.
USD 1st Lien Term Loan, 6.87%, (3 Month USD LIBOR + 3.50%), 04/26/24 (a)	483	426
USD 2nd Lien Term Loan , 10.62%, (3 Month USD LIBOR + 7.25%), 04/27/25 (a)	145	107
Go Daddy Operating Company, LLC
2022 Term Loan B5, 7.34%, (1 Month Term SOFR + 3.25%), 10/21/29 (a)	105	105
GoTo Group, Inc.
Term Loan B, 9.14%, (3 Month USD LIBOR + 4.75%), 08/31/27 (a)	242	154
Grab Holdings Inc
Term Loan B, 8.57%, (1 Month USD LIBOR + 4.50%), 01/20/26 (a)	490	483
Greeneden U.S. Holdings II, LLC
2020 USD Term Loan B4, 8.07%, (1 Month USD LIBOR + 4.00%), 10/08/27 (a)	674	645
Helios Software Holdings, Inc.
2021 USD Term Loan B, 7.45%, (3 Month Term SOFR + 3.75%), 03/05/28 (a)	569	557
Hyland Software, Inc.
2018 1st Lien Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 07/01/24 (a)	674	664
2021 2nd Lien Term Loan, 10.32%, (1 Month USD LIBOR + 6.25%), 07/07/25 (a)	186	176
I-Logic Technologies Bidco Limited
2021 USD Term Loan B, 7.70%, (3 Month Term SOFR + 4.00%), 12/31/24 (a)	227	223
Informatica LLC
2021 USD Term Loan B, 6.87%, (1 Month USD LIBOR + 2.75%), 10/13/28 (a)	571	559
Ivanti Software, Inc.
2021 Term Loan B, 9.01%, (3 Month USD LIBOR + 4.25%), 11/20/27 (a)	141	111
McAfee, LLC
2022 USD Term Loan B, 7.97%, (1 Month Term SOFR + 3.75%), 02/03/29 (a)	504	468
MedAssets Software Intermediate Holdings, Inc.
2021 Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 11/18/28 (a)	372	314
Mitchell International, Inc.
2021 Term Loan B, 8.41%, (3 Month USD LIBOR + 3.75%), 10/01/28 (a)	483	444
2021 2nd Lien Term Loan, 11.23%, (3 Month USD LIBOR + 6.50%), 10/01/29 (a)	70	58
NCR Corporation
2019 Term Loan, 6.92%, (3 Month USD LIBOR + 2.50%), 04/12/25 (a)	144	139
OneDigital Borrower LLC
2021 Term Loan, 8.49%, (SOFR + 4.25%), 11/16/27 (a)	702	662
Peraton Corp.
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 02/22/28 (a)	817	796
PointClickCare Technologies, Inc.
Term Loan B, 5.94%, (6 Month USD LIBOR + 3.00%), 12/16/27 (a)	192	186
Project Alpha Intermediate Holding, Inc.
2021 Term Loan B, 8.08%, (1 Month USD LIBOR + 4.00%), 04/26/24 (a)	866	844
Proofpoint, Inc.
1st Lien Term Loan, 7.98%, (3 Month USD LIBOR + 3.25%), 06/09/28 (a)	462	443
Redstone Holdco 2 LP
2021 Term Loan, 9.11%, (3 Month USD LIBOR + 4.75%), 04/27/28 (a)	172	118
Renaissance Holding Corp.
2018 1st Lien Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 05/21/25 (a)	612	582
2018 2nd Lien Term Loan, 11.07%, (1 Month USD LIBOR + 7.00%), 05/29/26 (a)	205	190
Sophia, L.P.
2021 Term Loan B, 7.17%, (3 Month USD LIBOR + 3.50%), 10/07/27 (a)	804	774
Surf Holdings, LLC
USD Term Loan , 8.23%, (3 Month USD LIBOR + 3.50%), 01/15/27 (a)	333	322
Tempo Acquisition LLC
2022 Term Loan B, 7.09%, (1 Month Term SOFR + 3.00%), 08/31/28 (a) (f)	267	266
Ultimate Software Group Inc (The)
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 04/08/26 (a)	47	46
2021 Term Loan, 7.00%, (3 Month USD LIBOR + 3.25%), 05/03/26 (a)	224	213
2021 2nd Lien Term Loan, 9.00%, (1 Month USD LIBOR + 5.25%), 05/03/27 (a)	120	110
Ultra Clean Holdings, Inc
2021 Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 08/27/25 (a)	193	192
VT Topco, Inc.
2021 Incremental Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 08/01/25 (a)	108	105
		17,882
Industrials 0.6%
Air Canada
2021 Term Loan B, 8.13%, (3 Month USD LIBOR + 3.50%), 07/27/28 (a)	269	265
Alliance Laundry Systems LLC
Term Loan B, 7.41%, (3 Month USD LIBOR + 3.50%), 09/30/27 (a)	165	161
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 05/04/28 (a)	566	537
Amentum Government Services Holdings LLC
Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 01/24/27 (a)	102	100
Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 01/24/27 (a)	203	198
Term Loan B, 8.17%, (3 Month USD LIBOR + 4.00%), 01/24/27 (a)	101	99
2022 Term Loan, 8.34%, (3 Month Term SOFR + 4.00%), 02/07/29 (a)	—	—
2022 Term Loan, 8.53%, (3 Month Term SOFR + 4.00%), 02/07/29 (a)	87	85

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
2022 Term Loan, 8.76%, (3 Month Term SOFR + 4.00%), 02/07/29 (a)	77	75
American Airlines, Inc.
2017 1st Lien Term Loan, 6.14%, (3 Month USD LIBOR + 1.75%), 01/29/27 (a)	369	349
2021 Term Loan, 8.99%, (3 Month USD LIBOR + 4.75%), 03/10/28 (a)	425	423
American Trailer World Corp.
Term Loan B, 7.94%, (1 Month Term SOFR + 3.75%), 02/17/28 (a)	215	185
APX Group, Inc.
2021 Term Loan B, 6.73%, (3 Month USD LIBOR + 3.25%), 07/01/28 (a)	332	327
2021 Term Loan B, 9.75%, (3 Month USD LIBOR + 2.25%), 07/01/28 (a)	—	—
Artera Services, LLC
Incremental Term Loan, 7.17%, (3 Month USD LIBOR + 3.50%), 03/06/25 (a)	68	55
Brookfield WEC Holdings Inc.
2021 Term Loan, 6.82%, (1 Month USD LIBOR + 2.75%), 08/01/25 (a)	392	386
Brown Group Holding, LLC
Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 12/31/24 (a)	69	68
Camelot U.S. Acquisition LLC
2020 Incremental Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 10/30/26 (a)	18	17
CNT Holdings I Corp
2020 Term Loan, 7.24%, (3 Month Term SOFR + 3.50%), 10/16/27 (a)	818	790
Columbus McKinnon Corporation
2021 Term Loan B, 6.44%, (3 Month USD LIBOR + 2.75%), 04/07/28 (a)	45	44
Compass Power Generation LLC
2022 Term Loan B2, 8.45%, (1 Month Term SOFR + 4.25%), 03/07/29 (a) (f)	448	443
DG Investment Intermediate Holdings 2, Inc.
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 12/31/24 (a)	579	553
2021 2nd Lien Term Loan, 10.82%, (1 Month USD LIBOR + 6.75%), 03/18/29 (a)	80	70
Dun & Bradstreet Corporation (The)
2022 Incremental Term Loan B2, 7.57%, (1 Month Term SOFR + 3.25%), 01/07/29 (a)	119	117
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, 7.57%, (1 Month USD LIBOR + 3.50%), 04/06/26 (a)	146	139
2020 Term Loan B1, 7.57%, (1 Month USD LIBOR + 3.50%), 04/06/26 (a)	272	259
EAB Global, Inc.
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 12/31/24 (a)	328	315
Echo Global Logistics, Inc.
Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 11/09/28 (a)	353	331
Element Materials Technology Group US Holdings Inc
2022 USD Term Loan, 7.90%, (3 Month Term SOFR + 4.25%), 04/12/29 (a)	171	167
2022 USD Delayed Draw Term Loan, 7.90%, (3 Month Term SOFR + 4.25%), 04/12/29 (a)	79	77
Filtration Group Corporation
2018 1st Lien Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 03/27/25 (a)	538	531
First Advantage Holdings, LLC
2021 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 01/31/27 (a)	378	371
Garda World Security Corporation
2021 Term Loan B, 8.93%, (3 Month USD LIBOR + 4.25%), 10/30/26 (a)	561	545
2022 Term Loan B, 8.53%, (3 Month Term SOFR + 4.25%), 02/10/29 (a)	284	273
GIP II Blue Holding, L.P
Term Loan B, 8.17%, (3 Month USD LIBOR + 4.50%), 09/22/28 (a)	201	199
Grinding Media Inc.
2021 Term Loan B, 7.70%, (3 Month USD LIBOR + 4.00%), 12/31/24 (a) (m)	271	251
2021 Term Loan B, 8.76%, (3 Month USD LIBOR + 4.00%), 12/31/24 (a) (m)	143	133
Hillman Group Inc. (The)
2021 Delayed Draw Term Loan , 7.14%, 02/24/28 (a)	3	3
2021 Term Loan B1, 7.14%, (3 Month USD LIBOR + 2.75%), 02/24/28 (a)	167	162
Kenan Advantage Group, Inc.
2021 Term Loan B1, 7.82%, (1 Month USD LIBOR + 3.75%), 12/31/24 (a)	619	602
K-Mac Holdings Corp
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 06/23/28 (a)	330	314
Madison IAQ LLC
Term Loan, 7.99%, (3 Month USD LIBOR + 3.25%), 06/15/28 (a)	494	458
Minotaur Acquisition, Inc.
Term Loan B, 8.94%, (1 Month Term SOFR + 4.75%), 02/27/26 (a)	673	642
Mirion Technologies, Inc.
2021 Term Loan, 5.63%, (6 Month USD LIBOR + 2.75%), 10/05/28 (a)	422	413
Packers Holdings, LLC
2021 Term Loan, 7.54%, (3 Month USD LIBOR + 3.25%), 03/04/28 (a)	563	490
Pike Corporation
2021 Incremental Term Loan B, 7.08%, (1 Month USD LIBOR + 3.00%), 01/15/28 (a)	163	161
Polaris Newco LLC
USD Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 06/03/28 (a)	580	528
Spirit Aerosystems, Inc.
2022 Term Loan, 8.45%, (1 Month Term SOFR + 4.50%), 11/23/27 (a)	160	158
Titan Acquisition Limited
2018 Term Loan B, 5.88%, (6 Month USD LIBOR + 3.00%), 03/16/25 (a)	640	596
Uber Technologies, Inc.
2021 Term Loan B, 8.23%, (3 Month USD LIBOR + 3.50%), 02/16/27 (a)	29	29
United Airlines, Inc.
2021 Term Loan B, 8.11%, (3 Month USD LIBOR + 3.75%), 04/14/28 (a)	684	674
Univar Inc.
2019 USD Term Loan B5, 6.07%, (1 Month USD LIBOR + 2.00%), 11/08/26 (a)	92	92
Vertical US Newco Inc
Term Loan B, 6.87%, (6 Month USD LIBOR + 3.50%), 07/29/27 (a)	804	772
Viad Corp
Initial Term Loan, 9.07%, (1 Month USD LIBOR + 5.00%), 12/31/24 (a)	232	218
VT Topco, Inc.
2021 Delayed Draw Term Loan , 0.00%, 08/01/25 (a) (n)	4	4
Worldwide Express Operations, LLC
2021 1st Lien Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 07/22/28 (a)	569	519
		15,773
Financials 0.4%
Acrisure, LLC
2020 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 01/30/27 (a)	586	549
2021 First Lien Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 02/15/27 (a)	238	229
Alliant Holdings Intermediate, LLC
Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 05/10/25 (a)	488	481
2021 Term Loan B4, 7.85%, (1 Month USD LIBOR + 3.50%), 11/06/27 (a)	267	260
AllSpring Buyer LLC
Term Loan B, 6.69%, (3 Month USD LIBOR + 3.00%), 04/21/28 (a)	335	329
AmWINS Group, Inc.
2021 Term Loan B, 6.32%, (1 Month USD LIBOR + 2.25%), 02/16/28 (a)	434	426

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
AssuredPartners, Inc.
2020 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 02/13/27 (a)	623	604
2022 Term Loan, 7.59%, (1 Month Term SOFR + 3.50%), 02/13/27 (a)	184	178
Astra Acquisition Corp.
2021 1st Lien Term Loan, 9.32%, (1 Month USD LIBOR + 5.25%), 10/20/28 (a)	270	238
2021 2nd Lien Term Loan, 12.95%, (1 Month USD LIBOR + 8.88%), 10/22/29 (a) (m)	280	249
Asurion LLC
2021 2nd Lien Term Loan B3, 9.32%, (1 Month USD LIBOR + 5.25%), 02/05/28 (a)	100	78
2021 Second Lien Term Loan B4, 9.32%, (1 Month USD LIBOR + 5.25%), 01/15/29 (a)	670	518
BCP Renaissance Parent LLC
2022 Term Loan B3, 7.05%, (3 Month Term SOFR + 3.50%), 10/31/26 (a) (f)	247	245
Castlelake Aviation Limited
Term Loan B, 7.52%, (3 Month USD LIBOR + 2.75%), 10/22/26 (a)	640	634
Deerfield Dakota Holding, LLC
2020 USD Term Loan B, 7.84%, (1 Month Term SOFR + 3.75%), 03/05/27 (a)	818	762
Edelman Financial Center, LLC
2018 2nd Lien Term Loan, 10.82%, (1 Month USD LIBOR + 6.75%), 06/26/26 (a)	185	166
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 03/15/28 (a)	362	337
Eisner Advisory Group LLC
Term Loan, 9.45%, (1 Month Term SOFR + 4.48%), 12/31/24 (a)	272	255
Greystone Select Financial LLC
Term Loan B, 9.23%, (3 Month USD LIBOR + 5.00%), 12/31/24 (a)	123	117
Gulf Finance, LLC
2021 Term Loan, 10.83%, (1 Month USD LIBOR + 6.75%), 08/25/26 (a)	87	82
2021 Term Loan, 10.97%, (1 Month USD LIBOR + 6.75%), 08/25/26 (a)	153	144
HighTower Holdings LLC
2021 Term Loan B, 8.28%, (3 Month USD LIBOR + 4.00%), 04/08/26 (a)	450	411
ION Trading Finance Limited
2021 USD Term Loan, 8.42%, (3 Month USD LIBOR + 4.75%), 03/26/28 (a)	573	542
KKR Apple Bidco, LLC
2021 Term Loan, 6.82%, (1 Month USD LIBOR + 2.75%), 07/14/28 (a)	292	288
Lions Gate Capital Holdings LLC
2018 Term Loan B, 6.32%, (1 Month USD LIBOR + 2.25%), 03/20/25 (a)	122	116
PAI Holdco, Inc.
2020 Term Loan B, 8.16%, (3 Month USD LIBOR + 3.75%), 10/13/25 (a)	343	301
Park River Holdings Inc
Term Loan, 6.99%, (3 Month USD LIBOR + 3.25%), 01/20/28 (a)	252	220
Sweetwater Borrower, LLC
Term Loan B, 8.38%, (1 Month USD LIBOR + 4.25%), 12/31/24 (a)	178	165
Tiger Acquisition, LLC
2021 Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 05/21/28 (a)	241	228
Trans Union, LLC
2021 Term Loan B6, 6.32%, (1 Month USD LIBOR + 1.75%), 11/16/28 (a)	271	268
Travelport Finance (Luxembourg) S.a.r.l.
2020 Super Priority Term Loan, 12.42%, (3 Month USD LIBOR + 7.25%), 02/28/25 (a) (f)	418	418
VS Buyer, LLC
Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 02/19/27 (a)	803	778
Walker & Dunlop, Inc.
2021 Term Loan, 6.44%, (SOFR + 2.25%), 10/14/28 (a)	193	189
		10,805
Health Care 0.4%
Air Methods Corporation
2017 Term Loan B, 7.17%, (3 Month USD LIBOR + 3.50%), 04/12/24 (a)	232	130
Aveanna Healthcare, LLC
2021 Term Loan B, 8.14%, (3 Month USD LIBOR + 3.75%), 12/31/24 (a)	176	135
2021 Delayed Draw Term Loan , 0.00%, (3 Month USD LIBOR + 3.75%), 06/30/28 (a) (n)	8	6
2021 Delayed Draw Term Loan , 8.14%, (3 Month USD LIBOR + 3.75%), 06/30/28 (a)	5	4
2021 2nd Lien Term Loan, 11.39%, (3 Month USD LIBOR + 7.00%), 12/08/29 (a) (m)	225	124
Bausch & Lomb, Inc.
Term Loan, 7.84%, (3 Month Term SOFR + 3.25%), 05/05/27 (a)	687	652
CHG Healthcare Services Inc.
2021 Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 09/22/28 (a)	449	439
Envision Healthcare Corporation
2022 Third Out Term Loan, 7.87%, (3 Month Term SOFR + 3.75%), 03/31/27 (a) (f)	364	91
2022 Second Out Term Loan, 8.37%, (3 Month Term SOFR + 4.25%), 03/31/27 (a) (f)	149	51
Gainwell Acquisition Corp.
Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 08/17/27 (a)	813	762
Global Medical Response, Inc.
2017 Incremental Term Loan, 8.32%, (1 Month USD LIBOR + 4.25%), 09/26/24 (a)	188	132
2020 Term Loan B, 8.42%, (1 Month USD LIBOR + 4.25%), 09/24/25 (a)	250	174
Heartland Dental, LLC
2021 Incremental Term Loan, 8.39%, (3 Month USD LIBOR + 4.00%), 04/30/25 (a)	592	549
Horizon Therapeutics USA Inc.
2021 Term Loan B2, 6.19%, (3 Month USD LIBOR + 1.75%), 02/25/28 (a)	360	359
ICON Luxembourg S.A.R.L.
LUX Term Loan, 5.94%, (3 Month USD LIBOR + 2.25%), 06/16/28 (a)	204	204
Jazz Financing Lux S.a.r.l.
USD Term Loan , 7.57%, (1 Month USD LIBOR + 3.50%), 04/22/28 (a)	724	717
Maravai Intermediate Holdings, LLC
2022 Term Loan B, 6.96%, (SOFR + 3.00%), 10/15/27 (a) (f)	121	119
MED ParentCo LP
1st Lien Term Loan, 8.32%, (1 Month USD LIBOR + 4.25%), 08/01/26 (a)	372	316
Medline Borrower, LP
USD Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 09/30/28 (a)	829	786
Organon & Co
USD Term Loan , 7.75%, (3 Month USD LIBOR + 3.00%), 04/07/28 (a)	754	745
Packaging Coordinators Midco, Inc.
2020 1st Lien Term Loan, 7.17%, (3 Month USD LIBOR + 3.50%), 11/30/27 (a)	822	778
Parexel International Corporation
2021 1st Lien Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 08/10/28 (a)	662	636
Pediatric Associates Holding Company, LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 02/08/29 (a)	379	359
2022 Delayed Draw Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 02/08/29 (a)	29	27
PetVet Care Centers, LLC
2021 Term Loan B3, 7.57%, (1 Month USD LIBOR + 3.50%), 02/14/25 (a)	375	351
PRA Health Sciences, Inc.
US Term Loan, 5.94%, (3 Month USD LIBOR + 2.25%), 06/16/28 (a)	51	51
Radiology Partners Inc
2018 1st Lien Term Loan B, 8.64%, (3 Month USD LIBOR + 4.25%), 06/28/25 (a)	591	494

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Southern Veterinary Partners, LLC
Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 10/05/27 (a)	605	578
		9,769
Communication Services 0.3%
AMC Entertainment Holdings, Inc.
2019 Term Loan B, 7.27%, (1 Month USD LIBOR + 3.00%), 03/20/26 (a)	99	53
Cablevision Lightpath LLC
Term Loan B, 7.57%, (1 Month USD LIBOR + 3.25%), 09/15/27 (a)	265	253
Cengage Learning, Inc.
2021 Term Loan B, 7.81%, (6 Month USD LIBOR + 4.75%), 06/29/26 (a)	662	594
CenturyLink, Inc.
2020 Term Loan B, 6.32%, (1 Month USD LIBOR + 2.25%), 03/15/27 (a)	352	334
Charter Communications Operating, LLC
2019 Term Loan B2, 5.51%, (1 Month USD LIBOR + 1.75%), 02/01/27 (a)	327	319
Cincinnati Bell, Inc.
2021 Term Loan B2, 7.44%, (1 Month Term SOFR + 3.25%), 11/17/28 (a)	114	111
Clear Channel Outdoor Holdings, Inc.
Term Loan B, 7.91%, (3 Month USD LIBOR + 3.50%), 08/08/26 (a)	418	380
Connect Finco Sarl
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 12/11/26 (a)	205	202
Cyxtera DC Holdings, Inc.
Term Loan B, 7.36%, (3 Month USD LIBOR + 3.00%), 03/15/24 (a)	411	346
Diamond Sports Group, LLC
2022 2nd Lien Term Loan, 7.57%, (1 Month Term SOFR + 3.25%), 08/24/26 (a) (f)	238	29
DirecTV Financing, LLC
Term Loan, 9.07%, (1 Month USD LIBOR + 5.00%), 07/22/27 (a)	469	456
E.W. Scripps Company (The)
2019 Term Loan B2, 6.63%, (1 Month USD LIBOR + 2.56%), 05/01/26 (a)	307	301
Formula One Holdings Limited.
Term Loan B, 7.34%, (3 Month Term SOFR + 3.25%), 01/15/30 (a)	510	509
GOGO Intermediate Holdings LLC
Term Loan B, 8.16%, (3 Month USD LIBOR + 3.75%), 04/21/28 (a)	822	814
iHeartCommunications, Inc.
2020 Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 05/01/26 (a)	315	288
Intelsat Jackson Holdings S.A.
2021 Exit Term Loan B, 7.44%, (SOFR + 4.50%), 01/25/29 (a)	563	542
NASCAR Holdings, Inc
Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 07/19/26 (a)	129	128
PUG LLC
USD Term Loan , 7.57%, (1 Month USD LIBOR + 3.50%), 01/31/27 (a)	503	414
Radiate Holdco, LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 09/25/26 (a)	827	668
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 8.17%, (3 Month USD LIBOR + 4.50%), 06/20/24 (a)	189	141
Sinclair Television Group Inc.
Term Loan B2B, 6.58%, (1 Month USD LIBOR + 2.50%), 07/18/26 (a)	331	314
Solis IV BV
USD Term Loan B1, 7.86%, (3 Month Term SOFR + 3.50%), 02/09/29 (a)	651	571
Telesat Canada
Term Loan B5, 7.17%, (3 Month USD LIBOR + 2.75%), 11/22/26 (a)	183	84
Univision Communications Inc.
2022 First Lien Term Loan B, 7.79%, (3 Month Term SOFR + 4.25%), 06/10/29 (a)	85	83
Zayo Group Holdings, Inc.
USD Term Loan , 7.07%, (1 Month USD LIBOR + 3.00%), 02/18/27 (a)	217	175
Ziggo Financing Partnership
USD Term Loan I, 6.82%, (1 Month USD LIBOR + 2.50%), 04/17/28 (a)	270	263
		8,372
Materials 0.2%
Axalta Coating Systems Dutch Holding B B.V.
2022 USD Term Loan B, 0.00%, (SOFR + 3.00%), 11/30/29 (a) (n)	290	290
BCPE Empire Holdings, Inc.
2022 Incremental Term Loan, 8.81%, (1 Month Term SOFR + 4.63%), 06/11/26 (a)	65	63
Charter NEX US, Inc.
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 12/01/27 (a)	408	395
Cyanco Intermediate Corporation
2018 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 03/07/25 (a)	120	115
Diamond (BC) B.V.
2021 Term Loan B, 7.16%, (3 Month USD LIBOR + 2.75%), 09/14/28 (a)	787	760
Illuminate Buyer, LLC
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 06/30/27 (a)	452	432
Messer Industries GmbH
2018 USD Term Loan, 6.17%, (3 Month USD LIBOR + 2.50%), 09/19/25 (a)	361	357
Olympus Water US Holding Corporation
2021 USD Term Loan B, 7.44%, (3 Month USD LIBOR + 3.75%), 09/21/28 (a)	342	327
Pathway Vet Alliance LLC
2021 Term Loan, 7.42%, (3 Month USD LIBOR + 3.75%), 03/31/27 (a)	365	302
Phoenix Services International, LLC
2022 DIP PIK Roll Up Term Loan, 15.73%, (SOFR + 12.00%), 03/29/23 (a) (f)	21	20
2022 DIP New Money Term Loan, 16.09%, (SOFR + 12.00%), 03/29/23 (a) (f)	14	13
Term Loan, 9.75%, (PRIME + 2.75%), 01/29/25 (a)	120	10
PMHC II, Inc.
2022 Term Loan B, 8.49%, (3 Month Term SOFR + 4.25%), 02/03/29 (a)	254	214
Polar US Borrower, LLC
2018 1st Lien Term Loan, 9.02%, (3 Month USD LIBOR + 4.75%), 08/21/25 (a)	318	256
PQ Corporation
2021 Term Loan B, 6.91%, (3 Month USD LIBOR + 2.50%), 05/26/28 (a)	138	136
Pregis TopCo Corporation
1st Lien Term Loan, 8.20%, (1 Month USD LIBOR + 3.75%), 07/25/26 (a)	480	466
Pretium PKG Holdings, Inc.
2021 1st Lien Term Loan, 7.74%, (3 Month USD LIBOR + 4.00%), 09/22/28 (a)	96	76
2021 1st Lien Term Loan, 7.74%, (3 Month USD LIBOR + 4.00%), 09/22/28 (a)	187	148
2021 1st Lien Term Loan, 8.73%, (3 Month USD LIBOR + 4.00%), 09/22/28 (a)	94	74
2021 2nd Lien Term Loan, 10.49%, (3 Month USD LIBOR + 6.75%), 09/22/29 (a)	40	24
2021 2nd Lien Term Loan, 11.48%, (3 Month USD LIBOR + 6.75%), 09/22/29 (a)	40	24
Quikrete Holdings, Inc.
2021 Term Loan B1, 7.07%, (1 Month USD LIBOR + 3.00%), 12/24/24 (a)	174	172
TricorBraun Holdings, Inc.
2021 Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 01/29/28 (a)	661	629
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan , 7.67%, (3 Month USD LIBOR + 4.00%), 07/22/26 (a)	8	7
2021 Incremental Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 07/22/26 (a)	86	83
2021 Delayed Draw Term Loan , 8.07%, (3 Month USD LIBOR + 4.00%), 07/22/26 (a)	5	4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Vantage Specialty Chemicals, Inc.
2017 1st Lien Term Loan, 7.17%, (3 Month USD LIBOR + 3.50%), 10/20/24 (a)	297	290
2017 1st Lien Term Loan, 7.91%, (3 Month USD LIBOR + 3.50%), 10/20/24 (a)	282	275
		5,962
Energy 0.1%
Artera Services, LLC
2018 1st Lien Term Loan, 6.92%, (3 Month USD LIBOR + 3.25%), 02/28/25 (a)	268	217
Atlas Purchaser, Inc.
2021 Term Loan, 9.81%, (3 Month USD LIBOR + 5.25%), 12/31/24 (a)	206	144
CQP Holdco LP
2021 Term Loan B, 7.42%, (3 Month USD LIBOR + 3.75%), 05/26/28 (a)	882	876
EG America LLC
2018 USD Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 02/06/25 (a)	228	215
EG Group Limited
2021 Term Loan, 7.92%, (3 Month USD LIBOR + 4.25%), 03/11/26 (a)	217	203
ExGen Renewables IV, LLC
2020 Term Loan, 7.24%, (3 Month USD LIBOR + 2.50%), 12/11/27 (a)	272	269
Foresight Energy LLC
2020 Exit Term Loan A, 11.67%, (3 Month USD LIBOR + 8.00%), 06/30/27 (a) (m)	138	136
Freeport LNG Investments, LLLP
Term Loan B, 7.74%, (3 Month USD LIBOR + 3.50%), 11/17/28 (a)	364	345
Granite Holdings US Acquisition Co.
2021 Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 09/30/26 (a)	680	680
Oryx Midstream Services Permian Basin LLC
Term Loan B, 7.92%, (3 Month USD LIBOR + 3.25%), 12/31/24 (a)	324	319
Prairie ECI Acquiror LP
Term Loan B, 8.82%, (1 Month USD LIBOR + 4.75%), 03/07/26 (a)	197	191
Traverse Midstream Partners LLC
2017 Term Loan, 8.80%, (3 Month Term SOFR + 4.25%), 09/22/24 (a)	355	354
		3,949
Consumer Staples 0.1%
Conair Holdings, LLC
Term Loan B, 7.42%, (3 Month USD LIBOR + 3.75%), 05/13/28 (a)	494	413
H Food Holdings LLC
2018 Term Loan B, 7.76%, (1 Month USD LIBOR + 3.69%), 05/17/25 (a)	669	592
Monogram Food Solutions, LLC
Term Loan B, 8.12%, (1 Month USD LIBOR + 4.00%), 12/31/24 (a)	450	434
PECF USS Intermediate Holding III Corporation
Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 11/04/28 (a)	613	509
Rentpath, Inc.
2021 Stub Current Face Term Loan, 0.00%, 12/31/24 (h) (i) (m)	33	—
Reynolds Consumer Products LLC
Term Loan, 5.82%, (1 Month USD LIBOR + 1.75%), 01/30/27 (a)	162	160
Sunshine Luxembourg VII SARL
2021 Term Loan B3, 7.42%, (3 Month USD LIBOR + 3.75%), 10/02/26 (a)	126	121
Triton Water Holdings, Inc
Term Loan, 7.17%, (3 Month USD LIBOR + 3.50%), 03/16/28 (a)	607	563
United Natural Foods, Inc.
Term Loan B, 7.45%, (1 Month Term SOFR + 3.25%), 10/10/25 (a)	131	131
Verscend Holding Corp.
2021 Term Loan B, 8.07%, (1 Month USD LIBOR + 4.00%), 08/27/25 (a)	810	803
		3,726
Utilities 0.1%
Calpine Corporation
2019 Term Loan B10, 6.07%, (1 Month USD LIBOR + 2.00%), 08/02/26 (a)	53	52
Edgewater Generation, L.L.C.
Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 11/29/25 (a)	288	272
NEP/NCP Holdco, Inc.
2018 1st Lien Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 10/05/25 (a)	247	211
Pacific Gas & Electric Company
2020 Term Loan, 7.13%, (1 Month USD LIBOR + 3.00%), 06/18/25 (a)	419	415
Vistra Operations Company LLC
1st Lien Term Loan B3, 5.82%, (1 Month USD LIBOR + 1.75%), 12/11/25 (a)	288	285
1st Lien Term Loan B3, 6.09%, (1 Month USD LIBOR + 1.75%), 12/11/25 (a)	72	71
Waterbridge Midstream Operating LLC
Term Loan B, 9.13%, (3 Month USD LIBOR + 5.75%), 06/22/26 (a)	235	226
		1,532
Real Estate 0.0%
Iron Mountain, Inc.
2018 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 03/02/26 (a)	318	312
Total Senior Floating Rate Instruments (cost $102,432)		95,980
COMMON STOCKS 0.0%
Utilities 0.0%
El Paso Electric Company (h) (m)	20	361
Frontera Holdings LLC (h) (m)	—	—
Energy 0.0%
Gulfport Energy Operating Corporation (h)	2	148
Communication Services 0.0%
Intelsat Jackson Holdings, Ltd. (h) (m)	4	99
Consumer Discretionary 0.0%
CW Travel Holdings (h) (m)	5	35
Total Common Stocks (cost $565)		643
RIGHTS 0.0%
Intelsat Jackson Holdings, Ltd. (h) (m)	—	3
Intelsat Jackson Holdings, Ltd. (h) (m)	—	3
Total Rights (cost $0)		6
WARRANTS 0.0%
Avation PLC (h)	10	4
Total Warrants (cost $0)		4
OTHER EQUITY INTERESTS 0.0%
Gulfport Energy Operating Corporation (h) (m) (o)	510	—
Intelsat Jackson Holdings S.A. (h) (m) (o)	440	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 6.4%
Investment Companies 4.8%
JNL Government Money Market Fund - Institutional Class, 3.89% (p) (q)	131,175	131,175
U.S. Treasury Bill 1.3%
Treasury, United States Department of
4.19%, 02/21/23	33,500	33,311
2.06%, 04/20/23	1,840	1,816
		35,127
Securities Lending Collateral 0.3%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (p) (q)	8,025	8,025
Total Short Term Investments (cost $174,333)		174,327
Total Investments 99.6% (cost $3,085,790)		2,723,659
Other Derivative Instruments (0.0)%		(29)
Other Assets and Liabilities, Net 0.4%		11,241
Total Net Assets 100.0%		2,734,871

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $246,951 and 9.0% of the Fund.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(f) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(g) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(h) Non-income producing security.

(i) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(j) Convertible security.

(k) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(l) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(m) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(n) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(o) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(p) Investment in affiliate.

(q) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/DoubleLine Core Fixed Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adani Electricity Mumbai Limited, 3.87%, 07/22/31	12/12/22	296	287	—
Adani International Container Terminal Private Limited, 3.00%, 02/16/31	12/17/21	823	663	—
Adani Ports and Special Economic Zone Limited, 4.00%, 07/30/27	12/14/21	401	349	—
Adani Ports and Special Economic Zone Limited, 4.38%, 07/03/29	05/19/21	813	673	—
Adani Ports and Special Economic Zone Limited, 3.10%, 02/02/31	06/02/21	483	369	—
AI Candelaria (Spain), S.L.U, 5.75%, 06/15/33	04/11/22	418	383	—
Assembleia da Republica, 2.88%, 10/15/25	02/27/19	237	209	—
Assembleia da Republica, 1.95%, 06/15/29	08/22/19	617	497	—
Assembleia da Republica, 0.48%, 10/18/30	12/16/20	342	232	—
Banco BBVA Peru, 5.25%, 09/22/29	12/01/20	313	290	—
Banco de Credito del Peru, 3.13%, 07/01/30	09/02/21	200	182	—
Banco do Brasil S.A, 9.00% (callable at 100, 06/18/24)	12/12/22	299	299	—
Banco do Estado do Rio Grande do Sul S/A., 5.38%, 01/28/31	05/10/21	399	358	—
Banco Espirito Santo S.A., 0.00%, 05/08/17	07/10/15	5,090	591	—
Banco Espirito Santo S.A., 0.00%, 01/21/29	12/09/15	1,852	231	—
Banco Internacional Del Peru S.A.A. – Interbank, 4.00%, 07/08/30	12/04/20	510	454	—
Banco Mercantil Del Norte S.A, 6.63% (callable at 100, 01/24/32)	09/07/22	632	621	—
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte, 7.50% (callable at 100, 06/27/29)	09/25/19	401	362	—
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte, 7.63% (callable at 100, 01/10/28)	11/08/18	1,175	1,116	0.1
Banco Nacional De Comercio Exterior, S.N.C., 2.72%, 08/11/31	08/11/22	1,196	1,163	0.1
Bangkok Bank Public Company Limited, 5.00% (callable at 100, 09/23/25)	12/04/20	1,338	1,229	0.1
Bank Leumi le-Israel B.M., 3.28%, 01/29/31	09/15/22	351	354	—
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.13%, 01/18/33	06/22/22	774	807	—
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.88%, 09/13/34	12/21/22	279	278	—
Bioceanico Sovereign Certificate Limited, 0.00%, 06/05/34	08/25/22	342	332	—
Braskem Idesa, S.A.P.I., 6.99%, 02/20/32	08/22/22	421	393	—
Braskem Netherlands Finance B.V., 8.50%, 01/23/81	11/16/22	1,359	1,357	0.1
Bundesrepublik Deutschland, 0.00%, 02/15/31	07/21/21	1,681	1,309	0.1
C&W Senior Financing Designated Activity Company, 6.88%, 09/15/27	03/21/22	940	886	—
Cap S.A., 3.90%, 04/27/31	12/13/21	1,380	1,136	0.1
CEMEX S.A.B. de C.V., 5.13% (callable at 100, 06/08/26)	08/18/22	856	926	0.1
Commonwealth of Australia, 1.00%, 12/21/30	01/12/21	466	332	—
Corporacion Financiera de Desarrollo S.A., 5.25%, 07/15/29	12/05/22	287	289	—
Credito Real, S.A.B. De C.V., Sofom, E.N.R., 0.00% (callable at 100, 11/29/27)	10/10/18	1,064	7	—
DBS Group Holdings Ltd, 1.82%, 03/10/31	05/20/21	1,001	888	—
EIG Pearl Holdings S.a r.l., 3.55%, 08/31/36	05/26/22	1,516	1,428	0.1
EIG Pearl Holdings S.a r.l., 4.39%, 11/30/46	11/30/22	533	537	—
Empresa Electrica Angamos S.A, 4.88%, 05/25/29	05/24/18	843	754	—
Empresa Electrica Cochrane SpA, 5.50%, 05/14/27	12/09/20	620	547	—
Empresas Publicas de Medellin E.S.P., 4.25%, 07/18/29	06/03/21	1,889	1,510	0.1
Empresas Publicas de Medellin E.S.P., 4.38%, 02/15/31	05/18/21	1,133	894	0.1
EQUATE Petrochemical B.V., 2.63%, 04/28/28	11/03/21	200	174	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/DoubleLine Core Fixed Income Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Estado Espanol, 0.50%, 04/30/30	04/14/21	451	324	—
Fenix Power Peru S.A., 4.32%, 09/20/27	02/24/21	462	410	—
Fermaca Enterprises S. de R.L. de C.V., 6.38%, 03/30/38	09/27/17	4,241	3,696	0.2
Fideicomiso Patrimonio Autonomo Panamericana, 8.25%, 01/15/35	01/24/19	304	255	—
Galaxy Pipeline Assets Bidco Limited, 2.94%, 09/30/40	12/20/21	772	623	—
GNL Quintero S.A, 4.63%, 07/31/29	11/08/17	2,115	2,002	0.1
Gouvernement De France, 0.25%, 11/25/26	02/04/19	1,008	857	—
Gouvernement De France, 1.00%, 05/25/27	04/03/18	364	301	—
Gouvernement De France, 0.50%, 05/25/29	06/02/20	348	276	—
Gouvernement De France, 1.50%, 05/25/31	04/12/21	538	383	—
Gran Tierra Energy International Holdings Ltd, 6.25%, 02/15/25	08/16/18	1,088	947	0.1
Guara Norte S.a r.l., 5.20%, 06/15/34	12/14/22	233	231	—
Hunt Oil USA, Inc., 6.38%, 06/01/28	08/09/22	1,255	1,249	0.1
Inversiones La Construccion S.A., 4.75%, 02/07/32	08/31/22	685	734	—
Ireland, Government of, 1.00%, 05/15/26	09/27/17	836	718	—
Itau Unibanco Holding S.A., 3.88%, 04/15/31	12/08/21	479	451	—
JSW Steel Limited, 5.05%, 04/05/32	07/27/22	1,291	1,264	0.1
KASIKORNBANK Public Company Limited, 5.28% (callable at 100, 10/14/25)	01/08/21	617	567	—
KT Corp, 2.50%, 07/18/26	05/05/21	1,558	1,366	0.1
KT Corp, 1.38%, 01/21/27	10/18/21	986	857	—
Lima Metro Line 2 Finance Limited, 5.88%, 07/05/34	10/24/17	1,790	1,619	0.1
MC Brazil Downstream Trading S.a r.l., 7.25%, 06/30/31	03/31/22	1,063	948	0.1
Mexico Generadora De Energia, S. De R.L. De C.V., 5.50%, 12/06/32	05/25/22	431	428	—
Minejesa Capital B.V., 4.63%, 08/10/30	04/03/19	2,023	1,729	0.1
Minejesa Capital B.V., 5.63%, 08/10/37	03/12/19	2,438	1,992	0.1
Mong Duong Finance Holdings B.V., 5.13%, 05/07/29	09/16/22	409	417	—
Movida Europe S.A., 5.25%, 02/08/31	03/31/22	347	300	—
MV24 Capital B.V., 6.75%, 06/01/34	08/09/22	320	313	—
Network I2I Limited, 3.98% (callable at 100, 03/03/26)	07/29/22	720	741	—
Oleoducto Central S.A., 4.00%, 07/14/27	09/03/21	1,712	1,539	0.1
Oversea-Chinese Banking Corporation Limited, 1.83%, 09/10/30	08/19/21	201	180	—
Perusahaan Penerbit Surat Berharga Syariah Negara Indonesia, 3.80%, 06/23/50	03/29/21	512	388	—
Petroleos del Peru - Petroperu S.A., 4.75%, 06/19/32	03/30/22	901	772	—
Petroleos del Peru - Petroperu S.A., 5.63%, 06/19/47	03/31/22	476	396	—
PETRONAS Capital Limited, 2.48%, 01/28/32	10/27/21	198	165	—
PSA Treasury Pte. Ltd., 2.25%, 04/30/30	11/17/21	507	420	—
PT Freeport Indonesia, 6.20%, 04/14/52	08/15/22	479	436	—
PT Indofood CBP Sukses Makmur TBK, 3.40%, 06/09/31	11/29/22	243	248	—
PT Indofood CBP Sukses Makmur TBK, 3.54%, 04/27/32	11/30/22	162	164	—
PT Indonesia Asahan Aluminium (Persero), 5.80%, 05/15/50	06/14/22	165	168	—
Qatarenergy, 2.25%, 07/12/31	10/18/21	2,171	1,819	0.1
Reliance Industries Limited, 2.88%, 01/12/32	03/22/22	1,102	973	0.1
Rutas 2 And 7 Finance Ltd, 0.00%, 09/30/36	11/30/22	234	234	—
Saudi Arabia, Kingdom of, 3.45%, 02/02/61	03/24/21	2,355	1,783	0.1
Scotiabank Peru S.A.A., 8.59%, 12/13/27	12/14/22	396	394	—
Service Public Federal Chancellerie Du Premier Ministre, 1.00%, 06/22/26	02/04/19	982	847	—
Service Public Federal Chancellerie Du Premier Ministre, 0.90%, 06/22/29	04/22/20	601	500	—
Simpar Europe, 5.20%, 01/26/31	03/31/22	181	151	—
Singtel Group Treasury Pte. Ltd., 1.88%, 06/10/30	10/28/21	198	163	—
Temasek Financial (I) Limited, 1.00%, 10/06/30	01/28/21	925	731	—
Temasek Financial (I) Limited, 1.63%, 08/02/31	11/10/21	735	595	—
Transportadora de Gas del Peru S.A., 4.25%, 04/30/28	06/07/22	195	188	—
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., 0.00% (callable at 100, 01/29/25)	07/17/18	2,854	8	—
UPL Corporation Limited, 4.50%, 03/08/28	03/14/19	689	591	—
UPL Corporation Limited, 4.63%, 06/16/30	08/11/22	657	640	—
Vedanta Resources Limited, 6.13%, 08/09/24	03/01/19	1,348	880	—
VTR Comunicaciones SpA, 5.13%, 01/15/28	05/31/22	332	248	—
VTR Finance N.V., 6.38%, 07/15/28	04/21/22	654	273	—
		87,107	67,588	2.5

JNL/DoubleLine Core Fixed Income Fund – Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation/(Depreciation) ($)
Hillman Group Inc. (The) - 2021 Delayed Draw Term Loan	37	(1)
Pediatric Associates Holding Company, LLC - 2022 Delayed Draw Term Loan	29	(1)
TGP Holdings III, LLC - 2021 Term Loan	8	(2)
VT Topco, Inc. - 2021 Delayed Draw Term Loan	3	-
	77	(4)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/DoubleLine Core Fixed Income Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	GSC	01/13/23	JPY	58,620	447	6
USD/AUD	SSB	01/13/23	AUD	(520)	(354)	(9)
USD/ILS	CIT	01/12/23	ILS	(760)	(216)	4
USD/JPY	GSC	01/13/23	JPY	(58,620)	(447)	(30)
					(570)	(29)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DoubleLine Core Fixed Income Fund
Assets - Securities
Government And Agency Obligations	—	1,101,274	—	1,101,274
Non-U.S. Government Agency Asset-Backed Securities	—	689,735	—	689,735
Corporate Bonds And Notes	—	661,690	—	661,690
Senior Floating Rate Instruments	—	95,043	937	95,980
Common Stocks	148	—	495	643
Rights	—	—	6	6
Warrants	4	—	—	4
Other Equity Interests	—	—	—	—
Short Term Investments	139,200	35,127	—	174,327
	139,352	2,582,869	1,438	2,723,659
Liabilities - Securities
Senior Floating Rate Instruments[1]	—	—	(4)	(4)
	—	—	(4)	(4)
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	10	—	10
	—	10	—	10
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(39)	—	(39)
	—	(39)	—	(39)

1 Unfunded commitments are not reflected in total investments in the Schedule of Investments. Net unrealized appreciation (depreciation) is reflected as an asset or liability, if applicable, in the table. See Unfunded Commitments table following Schedule of Investments.

2 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/DoubleLine Emerging Markets Fixed Income Fund
CORPORATE BONDS AND NOTES 66.3%
Singapore 8.2%
DBS Group Holdings Ltd
1.82%, 03/10/31 (a)	7,986	7,089
LLPL Capital Pte. Ltd.
6.88%, 02/04/39 (a)	6,911	6,012
Oversea-Chinese Banking Corporation Limited
1.83%, 09/10/30 (a) (b)	1,000	899
1.83%, 09/10/30 (b) (c)	3,000	2,696
PSA Treasury Pte. Ltd.
2.25%, 04/30/30 (a)	6,000	5,035
Rutas 2 And 7 Finance Ltd
0.00%, 09/30/36 (a) (d)	1,036	648
Singtel Group Treasury Pte. Ltd.
1.88%, 06/10/30 (a)	3,500	2,845
Temasek Financial (I) Limited
1.00%, 10/06/30 (a)	250	192
1.00%, 10/06/30 (c)	12,950	9,964
1.63%, 08/02/31 (a)	8,500	6,741
United Overseas Bank Limited
1.75%, 03/16/31 (a)	5,500	4,855
		46,976
Colombia 7.5%
Banco Davivienda S.A.
6.65%, (100, 04/22/31) (c) (e)	2,950	2,274
Banco GNB Sudameris S.A.
7.50%, 04/16/31 (a)	800	579
Ecopetrol S.A.
6.88%, 04/29/30	2,000	1,815
4.63%, 11/02/31	5,150	3,947
5.88%, 05/28/45 - 11/02/51	11,640	7,891
Empresas Publicas de Medellin E.S.P.
4.25%, 07/18/29 (a)	10,042	7,983
4.38%, 02/15/31 (a)	4,900	3,810
Fideicomiso Patrimonio Autonomo Panamericana
8.25%, 01/15/35 (a)	765	679
Gran Tierra Energy International Holdings Ltd
6.25%, 02/15/25 (a)	6,400	5,512
Gran Tierra Energy International Holdings Ltd.
6.25%, 02/15/25 (c)	300	263
Grupo Aval Acciones y Valores S.A.
4.38%, 02/04/30 (c)	200	162
Oleoducto Central S.A.
4.00%, 07/14/27 (a)	9,150	8,049
		42,964
India 5.7%
Adani Electricity Mumbai Limited
3.87%, 07/22/31 (a)	600	431
Adani International Container Terminal Private Limited
3.00%, 02/16/31 (a)	6,511	5,119
3.00%, 02/16/31 (c)	750	590
Adani Ports and Special Economic Zone Limited
4.00%, 07/30/27 (a)	2,600	2,268
4.38%, 07/03/29 (a)	800	673
3.10%, 02/02/31 (a)	4,700	3,466
JSW Hydro Energy Limited
4.13%, 05/18/31 (c)	1,416	1,183
JSW Steel Limited
5.05%, 04/05/32 (a)	8,155	6,444
Reliance Industries Limited
2.88%, 01/12/32 (a) (f)	6,400	5,191
UltraTech Cement Limited
2.80%, 02/16/31 (a)	1,100	884
UPL Corporation Limited
4.50%, 03/08/28 (a)	1,191	1,005
Vedanta Resources Finance II PLC
9.25%, 04/23/26 (c)	2,200	1,420
Vedanta Resources Limited
6.13%, 08/09/24 (a)	6,500	4,087
		32,761
Mexico 5.6%
Alpha Holding, S.A. de C.V
0.00%, 02/10/25 (c) (g) (h)	292	6
Banco Mercantil Del Norte S.A
6.63%, (100, 01/24/32) (a) (e)	1,500	1,242
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
7.50%, (100, 06/27/29) (a) (e)	1,500	1,357
7.50%, (100, 06/27/29) (c) (e)	530	485
7.63%, (100, 01/10/28) (a) (e)	6,800	6,324
Banco Nacional De Comercio Exterior, S.N.C.
2.72%, 08/11/31 (a)	3,500	2,908
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
5.13%, 01/18/33 (a)	3,900	3,499
5.88%, 09/13/34 (a)	3,400	3,147
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (a)	2,900	2,073
CEMEX S.A.B. de C.V.
5.13%, (100, 06/08/26) (a) (e)	5,200	4,817
Credito Real, S.A.B. De C.V., Sofom, E.N.R.
0.00%, (100, 11/29/27) (a) (e) (g) (h) (i)	3,200	20
Docuformas, S.A.P.I. de C.V.
10.25%, 07/24/24 (c)	2,400	530
Mexico Generadora De Energia, S. De R.L. De C.V.
5.50%, 12/06/32 (a)	513	494
Petroleos Mexicanos
6.75%, 09/21/47	7,650	4,901
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R.
0.00%, (100, 01/29/25) (a) (e) (g) (h) (i)	8,350	21
		31,824
Peru 4.9%
Aby Transmision Sur S.A.
6.88%, 04/30/43 (c)	903	821
Banco de Credito del Peru
3.13%, 07/01/30 (a)	2,500	2,273
Banco Internacional Del Peru S.A.A. – Interbank
4.00%, 07/08/30 (a)	8,100	7,351
Corporacion Financiera de Desarrollo S.A.
5.25%, 07/15/29 (a)	676	651
Fenix Power Peru S.A.
4.32%, 09/20/27 (a)	1,121	1,025
Hunt Oil USA, Inc.
6.38%, 06/01/28 (a)	6,613	6,299
Inkia Energy Limited
5.88%, 11/09/27 (a)	3,273	3,085
Orazul Energy Egenor S. Enc. Por A.
5.63%, 04/28/27 (a)	718	646
Petroleos del Peru - Petroperu S.A.
4.75%, 06/19/32 (a)	4,700	3,631
5.63%, 06/19/47 (a)	1,600	1,056
Scotiabank Peru S.A.A.
8.59%, (3 Month USD LIBOR + 3.86%), 12/13/27 (a) (j)	1,000	986
		27,824
Netherlands 4.7%
AES Andres B.V.
5.70%, 05/04/28 (c)	5,700	4,936
Braskem Netherlands Finance B.V.
8.50%, 01/23/81 (a)	500	485
8.50%, 01/23/81 (c)	6,000	5,814
Digicel International Finance Limited
13.00%, 12/31/25 (c) (k)	250	156
8.00%, 12/31/26 (c)	164	73
EQUATE Petrochemical B.V.
2.63%, 04/28/28 (a)	1,600	1,392
Mong Duong Finance Holdings B.V.
5.13%, 05/07/29 (a)	1,400	1,167
MV24 Capital B.V.
6.75%, 06/01/34 (a)	1,794	1,640
Petrobras Global Finance B.V.
6.75%, 06/03/50	9,400	8,214

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
VTR Finance N.V.
6.38%, 07/15/28 (a)	8,000	3,120
		26,997
Chile 4.4%
AES Andes SA
6.35%, 10/07/79 (a)	4,100	3,792
6.35%, 10/07/79 (c)	2,000	1,850
Agrosuper S.A.
4.60%, 01/20/32 (c)	1,000	875
Cap S.A.
3.90%, 04/27/31 (a)	5,214	4,085
3.90%, 04/27/31 (c)	2,250	1,763
Chile Electricity PEC Spa
0.00%, 01/25/28 (c) (d)	4,700	3,372
Empresa Electrica Angamos S.A
4.88%, 05/25/29 (a)	1,639	1,458
Empresa Electrica Cochrane SpA
5.50%, 05/14/27 (a)	3,934	3,606
Inversiones La Construccion S.A.
4.75%, 02/07/32 (a)	4,900	3,998
Telefonica Moviles Chile S.A.
3.54%, 11/18/31 (c)	400	329
		25,128
Indonesia 4.3%
LLPL Capital Pte. Ltd.
6.88%, 02/04/39 (c)	4,130	3,601
Minejesa Capital B.V.
4.63%, 08/10/30 (a)	6,198	5,439
5.63%, 08/10/37 (a)	10,800	8,437
PT Freeport Indonesia
5.32%, 04/14/32 (c)	3,400	3,126
6.20%, 04/14/52 (a)	3,600	3,143
PT Indofood CBP Sukses Makmur TBK
3.54%, 04/27/32 (a)	500	409
PT Indonesia Asahan Aluminium (Persero)
5.80%, 05/15/50 (a)	700	586
		24,741
Brazil 3.4%
Banco do Brasil S.A
6.25%, (100, 04/15/24) (a) (e)	6,000	5,505
9.00%, (100, 06/18/24) (a) (e)	2,661	2,651
Banco do Estado do Rio Grande do Sul S/A.
5.38%, 01/28/31 (a)	3,000	2,686
Itau Unibanco Holding S.A.
3.88%, 04/15/31 (a)	1,560	1,406
MC Brazil Downstream Trading S.a r.l.
7.25%, 06/30/31 (a)	8,503	6,986
		19,234
Luxembourg 3.1%
EIG Pearl Holdings S.a r.l.
3.55%, 08/31/36 (a)	6,300	5,292
4.39%, 11/30/46 (a)	2,200	1,689
Guara Norte S.a r.l.
5.20%, 06/15/34 (a)	455	385
Minerva Luxembourg S.A.
4.38%, 03/18/31 (c) (f)	4,600	3,773
Movida Europe S.A.
5.25%, 02/08/31 (a)	4,000	3,002
Simpar Europe
5.20%, 01/26/31 (a)	4,525	3,420
		17,561
United States of America 2.5%
Freeport-McMoRan Inc.
4.38%, 08/01/28	1,380	1,294
5.25%, 09/01/29	1,500	1,447
4.63%, 08/01/30	5,000	4,674
Mercury Chile Holdco LLC
6.50%, 01/24/27 (c)	1,500	1,431
Periama Holdings, LLC
5.95%, 04/19/26 (a)	200	185
Sasol Financing USA LLC
5.50%, 03/18/31	6,133	4,979
		14,010
Jersey 2.1%
Galaxy Pipeline Assets Bidco Limited
2.16%, 03/31/34 (c)	8,322	7,073
2.63%, 03/31/36 (a)	3,400	2,727
2.94%, 09/30/40 (a)	2,390	1,924
		11,724
Mauritius 1.6%
Network I2I Limited
3.98%, (100, 03/03/26) (a) (e)	4,950	4,314
UPL Corporation Limited
4.63%, 06/16/30 (a)	5,819	4,655
		8,969
Ireland 1.3%
C&W Senior Financing Designated Activity Company
6.88%, 09/15/27 (a) (f)	8,000	7,460
Spain 1.1%
AI Candelaria (Spain), S.L.U
7.50%, 12/15/28 (a)	259	246
5.75%, 06/15/33 (c)	4,000	3,061
5.75%, 06/15/33 (a)	4,225	3,233
		6,540
Israel 1.1%
Bank Hapoalim Ltd
3.26%, 01/21/32 (b)	6,900	5,936
Bank Leumi le-Israel B.M.
3.28%, 01/29/31 (a)	200	177
		6,113
Panama 1.0%
Banco Nacional De Panama
2.50%, 08/11/30 (c)	1,500	1,203
UEP Penonome II S.A.
6.50%, 10/01/38 (a)	1,293	948
6.50%, 10/01/38 (c)	5,170	3,774
		5,925
South Korea 0.9%
LG Chem, Ltd.
2.38%, 07/07/31 (c)	1,200	943
Shinhan Financial Group Co., Ltd.
2.88%, (100, 05/12/26) (c) (e)	4,800	4,130
		5,073
Qatar 0.8%
Qatarenergy
2.25%, 07/12/31 (a)	5,500	4,547
United Kingdom 0.7%
Antofagasta PLC
2.38%, 10/14/30 (a)	3,550	2,853
SCC Power PLC
8.00%, 12/31/28 (c) (k)	2,423	826
4.00%, 05/17/32 (c) (k)	1,313	39
		3,718
Malaysia 0.5%
PETRONAS Capital Limited
2.48%, 01/28/32 (a) (f)	500	413
2.48%, 01/28/32 (c)	3,000	2,474
		2,887
Isle of Man 0.3%
AngloGold Ashanti Holdings PLC
3.75%, 10/01/30	2,000	1,746
Canada 0.2%
MEGlobal Canada ULC
5.88%, 05/18/30 (c)	1,200	1,206
Paraguay 0.2%
Bioceanico Sovereign Certificate Limited
0.00%, 06/05/34 (a) (d)	1,827	1,206
Thailand 0.1%
KASIKORNBANK Public Company Limited
4.00%, (100, 02/10/27) (a) (e)	300	251
PTTEP Treasury Center Company Limited
2.59%, 06/10/27 (c)	400	354

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
2.99%, 01/15/30 (c)	260	223
		828
Austria 0.1%
Suzano Austria GmbH
3.13%, 01/15/32	800	624
Bermuda 0.0%
DGL3 Limited
7.00%, (100, 06/01/23) (b) (c) (e) (k)	830	83
8.00%, 04/01/25 (c) (k) (l)	621	169
		252
Argentina 0.0%
Pampa Energia S.A.
9.13%, 04/15/29 (a)	150	137
Total Corporate Bonds And Notes (cost $449,820)		378,975
GOVERNMENT AND AGENCY OBLIGATIONS 32.2%
Mexico 5.7%
Gobierno Federal de los Estados Unidos Mexicanos
2.66%, 05/24/31	7,600	6,136
4.75%, 04/27/32 (f)	2,650	2,483
4.28%, 08/14/41	20,250	15,683
4.35%, 01/15/47	2,500	1,886
5.00%, 04/27/51	1,400	1,142
4.40%, 02/12/52	6,850	5,046
		32,376
Colombia 4.7%
Presidencia de la Republica de Colombia
3.13%, 04/15/31	6,000	4,455
3.25%, 04/22/32	12,000	8,729
5.00%, 06/15/45	15,700	10,734
4.13%, 05/15/51	4,600	2,750
		26,668
Panama 3.9%
Government of the Republic of Panama
2.25%, 09/29/32	14,000	10,377
4.30%, 04/29/53	1,800	1,321
4.50%, 04/01/56	2,000	1,475
3.87%, 07/23/60	13,700	8,871
		22,044
Indonesia 3.2%
Perusahaan Penerbit Surat Berharga Syariah Negara Indonesia
3.80%, 06/23/50 (a)	6,000	4,657
The Republic of Indonesia, The Government of
2.15%, 07/28/31	4,200	3,486
4.35%, 01/11/48	1,200	1,031
3.70%, 10/30/49	12,100	9,332
		18,506
Dominican Republic 2.6%
Presidencia de la Republica Dominicana
4.88%, 09/23/32 (c)	14,200	11,839
6.00%, 02/22/33 (c)	1,500	1,352
5.88%, 01/30/60 (a)	2,200	1,611
		14,802
Philippines 2.5%
The Philippines, Government of
1.65%, 06/10/31	400	319
3.70%, 03/01/41 - 02/02/42	14,050	11,418
2.95%, 05/05/45	2,400	1,723
2.65%, 12/10/45	1,600	1,076
		14,536
Chile 2.5%
Presidencia de la Republica de Chile
2.55%, 07/27/33	3,500	2,739
3.10%, 05/07/41 - 01/22/61	9,500	6,228
3.50%, 01/25/50	7,600	5,477
		14,444
Saudi Arabia 2.5%
Saudi Arabia, Kingdom of
2.25%, 02/02/33 (a)	600	488
3.45%, 02/02/61 (a)	18,900	13,477
		13,965
South Korea 1.6%
The Korea Development Bank
1.63%, 01/19/31	3,300	2,581
2.00%, 10/25/31	8,150	6,446
		9,027
South Africa 1.0%
South Africa, Parliament of
4.30%, 10/12/28	4,500	4,011
5.88%, 04/20/32	800	721
7.30%, 04/20/52	800	688
		5,420
Brazil 0.8%
Presidencia Da Republica Federativa Do Brasil
5.63%, 02/21/47	5,900	4,676
Peru 0.6%
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
3.30%, 03/11/41	5,000	3,654
United Arab Emirates 0.6%
Abu Dhabi, Government of
3.13%, 09/30/49 (a)	4,900	3,608
Ukraine 0.0%
Cabinet of Ministers of Ukraine
0.00%, 09/01/24 - 09/01/25 (a) (g) (h)	510	124
Total Government And Agency Obligations (cost $243,016)		183,850
OTHER EQUITY INTERESTS 0.0%
United States of America 0.0%
Altaba Inc. (a) (g) (m) (n)	310	—
Altaba Inc. (c) (g) (m) (n)	310	—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 0.0%
United States of America 0.0%
New Cotai LLC (g) (m)	—	—
Total Common Stocks (cost $0)		—
SHORT TERM INVESTMENTS 0.4%
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (o) (p)	2,307	2,307
Total Short Term Investments (cost $2,307)		2,307
Total Investments 98.9% (cost $695,143)		565,132
Other Assets and Liabilities, Net 1.1%		6,482
Total Net Assets 100.0%		571,614
(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Convertible security.

(c) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $90,242 and 15.8% of the Fund.

(d) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(f) All or a portion of the security was on loan as of December 31, 2022.

(g) Non-income producing security.

(h) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(i) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(j) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(k) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(l) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(m) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(n) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(o) Investment in affiliate.

(p) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/DoubleLine Emerging Markets Fixed Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Abu Dhabi, Government of, 3.13%, 09/30/49	03/22/21	4,754	3,608	0.6
Adani Electricity Mumbai Limited, 3.87%, 07/22/31	12/12/22	439	431	0.1
Adani International Container Terminal Private Limited, 3.00%, 02/16/31	06/09/21	6,206	5,119	0.9
Adani Ports and Special Economic Zone Limited, 4.00%, 07/30/27	12/14/21	2,584	2,268	0.4
Adani Ports and Special Economic Zone Limited, 4.38%, 07/03/29	05/19/21	814	673	0.1
Adani Ports and Special Economic Zone Limited, 3.10%, 02/02/31	06/02/21	4,339	3,466	0.6
AES Andes SA, 6.35%, 10/07/79	11/18/19	4,103	3,792	0.7
AI Candelaria (Spain), S.L.U, 7.50%, 12/15/28	03/29/22	255	246	—
AI Candelaria (Spain), S.L.U, 5.75%, 06/15/33	03/31/22	3,587	3,233	0.6
Altaba Inc. (callable at 100, 02/10/23)	09/30/22	—	—	—
Antofagasta PLC, 2.38%, 10/14/30	06/23/21	3,448	2,853	0.5
Banco de Credito del Peru, 3.13%, 07/01/30	12/07/20	2,522	2,273	0.4
Banco do Brasil S.A, 6.25% (callable at 100, 04/15/24)	06/04/18	4,927	5,505	1.0
Banco do Brasil S.A, 9.00% (callable at 100, 06/18/24)	12/09/21	2,725	2,651	0.5
Banco do Estado do Rio Grande do Sul S/A., 5.38%, 01/28/31	05/06/21	2,981	2,686	0.5
Banco GNB Sudameris S.A., 7.50%, 04/16/31	09/16/22	617	579	0.1
Banco Internacional Del Peru S.A.A. – Interbank, 4.00%, 07/08/30	12/01/20	8,032	7,351	1.3
Banco Mercantil Del Norte S.A, 6.63% (callable at 100, 01/24/32)	09/07/22	1,263	1,242	0.2
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte, 7.50% (callable at 100, 06/27/29)	09/25/19	1,504	1,357	0.2
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte, 7.63% (callable at 100, 01/10/28)	07/05/18	6,731	6,324	1.1
Banco Nacional De Comercio Exterior, S.N.C., 2.72%, 08/11/31	08/11/22	3,012	2,908	0.5
Bank Leumi le-Israel B.M., 3.28%, 01/29/31	09/27/22	173	177	—
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.13%, 01/18/33	06/22/22	3,348	3,499	0.6
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.88%, 09/13/34	06/22/22	3,029	3,147	0.6
Bioceanico Sovereign Certificate Limited, 0.00%, 06/05/34	08/25/22	1,242	1,206	0.2
Braskem Idesa, S.A.P.I., 6.99%, 02/20/32	08/22/22	2,232	2,073	0.4
Braskem Netherlands Finance B.V., 8.50%, 01/23/81	12/22/22	484	485	0.1
C&W Senior Financing Designated Activity Company, 6.88%, 09/15/27	03/21/22	7,830	7,460	1.3
Cabinet of Ministers of Ukraine, 0.00%, 09/01/24	08/15/19	380	94	—
Cabinet of Ministers of Ukraine, 0.00%, 09/01/25	08/15/19	131	30	—
Cap S.A., 3.90%, 04/27/31	12/10/21	4,960	4,085	0.7
CEMEX S.A.B. de C.V., 5.13% (callable at 100, 06/08/26)	07/07/22	4,356	4,817	0.8
Corporacion Financiera de Desarrollo S.A., 5.25%, 07/15/29	12/05/22	650	651	0.1
Credito Real, S.A.B. De C.V., Sofom, E.N.R., 0.00% (callable at 100, 11/29/27)	08/01/18	3,123	20	—
DBS Group Holdings Ltd, 1.82%, 03/10/31	05/20/21	7,927	7,089	1.2
EIG Pearl Holdings S.a r.l., 3.55%, 08/31/36	05/26/22	5,510	5,292	0.9
EIG Pearl Holdings S.a r.l., 4.39%, 11/30/46	11/21/22	1,655	1,689	0.3
Empresa Electrica Angamos S.A, 4.88%, 05/25/29	05/24/18	1,649	1,458	0.3
Empresa Electrica Cochrane SpA, 5.50%, 05/14/27	12/09/20	4,044	3,606	0.6
Empresas Publicas de Medellin E.S.P., 4.25%, 07/18/29	06/03/21	9,549	7,983	1.4
Empresas Publicas de Medellin E.S.P., 4.38%, 02/15/31	05/18/21	4,777	3,810	0.7
EQUATE Petrochemical B.V., 2.63%, 04/28/28	11/03/21	1,602	1,392	0.2
Fenix Power Peru S.A., 4.32%, 09/20/27	05/06/21	1,134	1,025	0.2
Fideicomiso Patrimonio Autonomo Panamericana, 8.25%, 01/15/35	01/24/19	811	679	0.1
Galaxy Pipeline Assets Bidco Limited, 2.63%, 03/31/36	04/09/21	3,377	2,727	0.5
Galaxy Pipeline Assets Bidco Limited, 2.94%, 09/30/40	12/20/21	2,385	1,924	0.3
Gran Tierra Energy International Holdings Ltd, 6.25%, 02/15/25	05/24/18	6,303	5,512	1.0
Guara Norte S.a r.l., 5.20%, 06/15/34	12/14/22	388	385	0.1
Hunt Oil USA, Inc., 6.38%, 06/01/28	04/28/20	6,332	6,299	1.1
Inkia Energy Limited, 5.88%, 11/09/27	07/24/18	3,219	3,085	0.5
Inversiones La Construccion S.A., 4.75%, 02/07/32	08/31/22	3,751	3,998	0.7
Itau Unibanco Holding S.A., 3.88%, 04/15/31	09/23/21	1,510	1,406	0.2
JSW Steel Limited, 5.05%, 04/05/32	07/27/22	6,557	6,444	1.1
KASIKORNBANK Public Company Limited, 4.00% (callable at 100, 02/10/27)	08/03/22	251	251	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/DoubleLine Emerging Markets Fixed Income Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
LLPL Capital Pte. Ltd., 6.88%, 02/04/39	06/14/19	6,807	6,012	1.1
MC Brazil Downstream Trading S.a r.l., 7.25%, 06/30/31	03/31/22	7,665	6,986	1.2
Mexico Generadora De Energia, S. De R.L. De C.V., 5.50%, 12/06/32	05/26/22	497	494	0.1
Minejesa Capital B.V., 4.63%, 08/10/30	03/07/19	6,382	5,439	1.0
Minejesa Capital B.V., 5.63%, 08/10/37	03/01/19	10,772	8,437	1.5
Mong Duong Finance Holdings B.V., 5.13%, 05/07/29	09/16/22	1,144	1,167	0.2
Movida Europe S.A., 5.25%, 02/08/31	03/31/22	3,305	3,002	0.5
MV24 Capital B.V., 6.75%, 06/01/34	08/09/22	1,674	1,640	0.3
Network I2I Limited, 3.98% (callable at 100, 03/03/26)	07/29/22	4,203	4,314	0.8
Oleoducto Central S.A., 4.00%, 07/14/27	09/07/21	8,901	8,049	1.4
Orazul Energy Egenor S. Enc. Por A., 5.63%, 04/28/27	06/03/21	721	646	0.1
Oversea-Chinese Banking Corporation Limited, 1.83%, 09/10/30	02/04/21	1,010	899	0.2
Pampa Energia S.A., 9.13%, 04/15/29	11/27/19	126	137	—
Periama Holdings, LLC, 5.95%, 04/19/26	07/27/22	184	185	—
Perusahaan Penerbit Surat Berharga Syariah Negara Indonesia, 3.80%, 06/23/50	03/18/21	6,097	4,657	0.8
Petroleos del Peru - Petroperu S.A., 4.75%, 06/19/32	03/30/22	4,240	3,631	0.6
Petroleos del Peru - Petroperu S.A., 5.63%, 06/19/47	03/31/22	1,357	1,056	0.2
PETRONAS Capital Limited, 2.48%, 01/28/32	10/27/21	495	413	0.1
Presidencia de la Republica Dominicana, 5.88%, 01/30/60	03/18/21	2,113	1,611	0.3
PSA Treasury Pte. Ltd., 2.25%, 04/30/30	06/02/21	6,084	5,035	0.9
PT Freeport Indonesia, 6.20%, 04/14/52	08/15/22	3,446	3,143	0.5
PT Indofood CBP Sukses Makmur TBK, 3.54%, 04/27/32	11/30/22	406	409	0.1
PT Indonesia Asahan Aluminium (Persero), 5.80%, 05/15/50	06/14/22	577	586	0.1
Qatarenergy, 2.25%, 07/12/31	10/27/21	5,448	4,547	0.8
Reliance Industries Limited, 2.88%, 01/12/32	03/22/22	5,877	5,191	0.9
Rutas 2 And 7 Finance Ltd, 0.00%, 09/30/36	08/09/22	669	648	0.1
Saudi Arabia, Kingdom of, 2.25%, 02/02/33	07/08/21	587	488	0.1
Saudi Arabia, Kingdom of, 3.45%, 02/02/61	03/19/21	17,628	13,477	2.4
Scotiabank Peru S.A.A., 8.59%, 12/13/27	12/14/22	990	986	0.2
Simpar Europe, 5.20%, 01/26/31	03/31/22	3,754	3,420	0.6
Singtel Group Treasury Pte. Ltd., 1.88%, 06/10/30	06/02/21	3,441	2,845	0.5
Temasek Financial (I) Limited, 1.00%, 10/06/30	01/28/21	244	192	—
Temasek Financial (I) Limited, 1.63%, 08/02/31	11/03/21	8,259	6,741	1.2
UEP Penonome II S.A., 6.50%, 10/01/38	02/16/21	1,323	948	0.2
UltraTech Cement Limited, 2.80%, 02/16/31	05/21/21	1,057	884	0.2
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., 0.00% (callable at 100, 01/29/25)	06/22/18	7,694	21	—
United Overseas Bank Limited, 1.75%, 03/16/31	02/11/21	5,493	4,855	0.8
UPL Corporation Limited, 4.50%, 03/08/28	07/22/22	978	1,005	0.2
UPL Corporation Limited, 4.63%, 06/16/30	07/06/22	4,762	4,655	0.8
Vedanta Resources Limited, 6.13%, 08/09/24	06/06/18	6,288	4,087	0.7
VTR Finance N.V., 6.38%, 07/15/28	06/22/21	7,775	3,120	0.5
		329,985	278,421	48.7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DoubleLine Emerging Markets Fixed Income Fund
Assets - Securities
Corporate Bonds And Notes	—	378,975	—	378,975
Government And Agency Obligations	—	183,850	—	183,850
Other Equity Interests	—	—	—	—
Common Stocks	—	—	—	—
Short Term Investments	2,307	—	—	2,307
	2,307	562,825	—	565,132

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/DoubleLine Shiller Enhanced CAPE Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 52.3%
37 Capital CLO 1, LTD
Series 2021-A-1A, REMIC, 5.28%, (3 Month USD LIBOR + 1.20%), 10/16/34 (a)	10,000	9,622
5 Bryant Park 2018-5Bp Mortgage Trust
Series 2018-D-5BP, REMIC, 5.82%, (1 Month USD LIBOR + 1.50%), 06/15/33 (a)	861	762
Affirm Asset Securitization Trust 2020-Z1
Series 2020-A-Z1, 3.46%, 10/15/24	443	442
Affirm Asset Securitization Trust 2020-Z2
Series 2020-A-Z2, 1.90%, 01/15/25	906	892
Affirm Asset Securitization Trust 2021-B
Series 2021-A-B, 1.03%, 03/15/24	1,800	1,706
Series 2021-B-B, 1.24%, 04/15/24	1,300	1,206
Affirm Asset Securitization Trust 2022-A
Series 2022-A-A, 4.30%, 11/15/24	6,250	5,931
Ajax Mortgage Loan Trust 2020-A
Series 2020-A-A, 2.38%, 12/25/59 (b)	2,339	2,284
AJAX Mortgage Loan Trust 2021-C
Series 2021-A-C, 2.12%, 01/25/61 (b)	1,498	1,403
Aligned Data Centers Issuer, LLC
Series 2021-A2-1A, 1.94%, 08/17/26	2,000	1,704
Allegro CLO VII Ltd
Series 2018-A-1A, 5.18%, (3 Month USD LIBOR + 1.10%), 06/13/31 (a) (c)	3,000	2,944
Allegro CLO X Ltd
Series 2019-AR-1A, 5.39%, (3 Month USD LIBOR + 1.15%), 04/20/32 (a)	3,500	3,426
Alternative Loan Trust
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	824	495
Alternative Loan Trust 2006-29T1
Series 2006-2A6-29T1, REMIC, 6.50%, 10/25/36	679	443
Alternative Loan Trust 2006-OC8
Series 2006-1A2-OC8, REMIC, 4.71%, (1 Month USD LIBOR + 0.32%), 11/25/36 (a) (b)	1,049	880
Alternative Loan Trust 2007-12T1
Series 2007-A6-12T1, REMIC, 6.00%, 06/25/37	4,443	2,338
Alternative Loan Trust 2007-23CB
Series 2007-A5-23CB, REMIC, 6.50%, 09/25/37	5,956	3,500
American Home Mortgage Investment Trust 2004-3
Series 2004-M1-2, REMIC, 5.29%, (1 Month USD LIBOR + 0.90%), 02/25/44 (a) (b)	2,412	2,192
Anchorage Capital Clo 19, Ltd.
Series 2021-A-19A, 5.29%, (3 Month USD LIBOR + 1.21%), 10/16/34 (a)	7,000	6,818
Anchorage Capital CLO 4 Ltd.
Series 2014-B-4RA, 5.87%, (3 Month USD LIBOR + 1.50%), 01/28/31 (a)	2,000	1,944
Anchorage Capital CLO 9, Ltd.
Series 2016-AR2-9A, 5.22%, (3 Month USD LIBOR + 1.14%), 07/15/32 (a)	7,500	7,336
Angel Oak Mortgage Trust 2020-6
Series 2020-A3-6, REMIC, 1.78%, 09/25/24	750	630
Angel Oak Mortgage Trust 2021-7
Series 2021-A1-7, REMIC, 1.98%, 11/25/25	3,942	3,227
Arbor Multifamily Mortgage Securities Trust 2020-MF1
Interest Only, Series 2020-XA-MF1, REMIC, 0.96%, 05/15/53 (a)	24,483	1,235
Arbor Multifamily Mortgage Securities Trust 2021-Mf2
Interest Only, Series 2021-XA-MF2, REMIC, 1.12%, 06/15/54 (a)	51,239	3,374
AREIT 2019-CRE3 Trust
Series 2019-D-CRE3, 7.09%, (1 Month Term SOFR + 2.76%), 09/15/36 (a) (b)	4,369	4,087
Ares XXXVII CLO Ltd
Series 2015-A3R-4A, 5.58%, (3 Month USD LIBOR + 1.50%), 10/15/30 (a)	2,750	2,649
Arivo Acceptance Auto Loan Receivables Trust 2021-1
Series 2021-A-1A, 1.19%, 07/15/24	983	944
Arroyo Mortgage Trust 2019-3
Series 2019-A3-3, REMIC, 3.42%, 12/25/25 (a)	1,138	1,004
Atlas Senior Loan Fund III, Ltd.
Series 2013-AR-1A, 5.48%, (3 Month USD LIBOR + 0.83%), 11/17/27 (a)	1,292	1,277
Atlas Senior Loan Fund XVI, Ltd.
Series 2018-B-11A, 5.98%, (3 Month USD LIBOR + 1.65%), 07/28/31 (a) (c)	2,000	1,885
Bain Capital Credit CLO 2022-3, Limited
Series 2022-B-3A, 5.86%, (3 Month Term SOFR + 2.00%), 07/17/35 (a)	10,500	9,867
Banc of America Alternative Loan Trust 2006-3
Series 2022-A-FL8, 6.03%, (SOFR 30-Day Average + 2.20%), 01/19/37 (a)	3,000	2,948
Series 2005-2CB1-10, REMIC, 6.00%, 11/25/35	339	297
Banc of America Funding 2006-D Trust
Series 2006-A1-D, REMIC, 2.89%, 05/20/36 (a)	1,853	1,454
Bank 2017-BNK4
Interest Only, Series 2017-XA-BNK4, REMIC, 1.34%, 05/17/50 (a)	13,117	566
Bank 2021-BNK36
Interest Only, Series 2021-XA-BN36, REMIC, 0.91%, 09/17/64 (a)	80,054	3,726
Battalion CLO XI Ltd.
Series 2017-AR-11A, 5.47%, (3 Month USD LIBOR + 1.15%), 04/24/34 (a)	8,000	7,778
Battalion CLO XV Ltd.
Series 2020-A1-15A, 5.43%, (3 Month USD LIBOR + 1.35%), 01/18/33 (a)	5,000	4,895
Battalion CLO XX Ltd.
Series 2021-A-20A, 5.26%, (3 Month USD LIBOR + 1.18%), 07/17/34 (a)	1,500	1,461
BBCMS 2018-TALL Mortgage Trust
Series 2018-F-TALL, REMIC, 7.55%, (1 Month USD LIBOR + 3.24%), 03/16/37 (a) (b)	4,000	2,424
BBCMS 2019-BWAY Mortgage Trust
Series 2019-E-BWAY, REMIC, 7.17%, (1 Month USD LIBOR + 2.85%), 11/15/34 (a)	2,715	2,068
BBCMS Mortgage Trust 2017-C1
Interest Only, Series 2017-XA-C1, REMIC, 1.46%, 02/17/50 (a)	19,215	883
BBCMS Mortgage Trust 2021-C10
Interest Only, Series 2021-XB-C10, REMIC, 1.02%, 07/17/54 (a)	26,096	1,722
Interest Only, Series 2021-XD-C10, REMIC, 1.70%, 07/17/54 (a)	16,250	1,677
BB-UBS Trust
Series 2012-TE-TFT, REMIC, 3.56%, 06/07/30 (a)	2,998	2,144
Bear Stearns ARM Trust 2007-1
Series 2007-4A1-1, REMIC, 3.61%, 02/25/47 (a)	7,313	5,949
Benchmark 2020-B22 Mortgage Trust
Interest Only, Series 2020-XA-B22, REMIC, 1.52%, 01/16/54 (a)	30,576	2,613
Benefit Street Partners CLO XXIV Ltd
Series 2021-A-24A, 5.41%, (3 Month USD LIBOR + 1.17%), 10/20/34 (a)	5,000	4,874
BlueMountain CLO Ltd
Series 2021-A1-31A, 5.38%, (3 Month USD LIBOR + 1.15%), 04/19/34 (a)	4,000	3,892
Bravo Residential Funding Trust 2021-A
Series 2021-A1-A, 1.99%, 01/25/24 (b)	4,044	3,718
Bravo Residential Funding Trust 2021-B
Series 2021-A1-B, 2.12%, 04/25/69 (b)	5,514	5,148
BRSP 2021-FL1, Ltd.
Series 2021-AS-FL1, 5.94%, (1 Month USD LIBOR + 1.60%), 08/19/38 (a) (b)	4,812	4,540
BSPRT 2021-FL7 Issuer, Ltd.
Series 2021-B-FL7, 6.37%, (1 Month USD LIBOR + 2.05%), 12/15/38 (a)	2,000	1,876
Business Jet Securities 2021-1, LLC
Series 2021-A-1A, 2.16%, 04/15/27	1,228	1,074
BX Commercial Mortgage Trust 2021-SOAR
Series 2021-E-SOAR, REMIC, 6.12%, (1 Month USD LIBOR + 1.80%), 06/15/23 (a)	4,962	4,671

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
BX Trust 2021-MFM1
Series 2021-E-MFM1, REMIC, 6.57%, (1 Month USD LIBOR + 2.25%), 01/17/23 (a)	1,800	1,674
Series 2021-D-VIEW, REMIC, 7.22%, (1 Month USD LIBOR + 2.90%), 06/15/23 (a)	741	695
Series 2021-E-VIEW, REMIC, 7.92%, (1 Month USD LIBOR + 3.60%), 06/15/23 (a)	2,153	1,973
BX Trust 2021-RISE
Series 2021-D-RISE, REMIC, 6.07%, (1 Month USD LIBOR + 1.75%), 11/15/23 (a)	5,423	5,096
BX Trust 2021-SDMF
Series 2021-D-SDMF, REMIC, 5.70%, (1 Month USD LIBOR + 1.39%), 09/15/23 (a)	3,500	3,282
CAL Funding IV Ltd
Series 2020-A-1A, REMIC, 2.22%, 03/27/28	2,426	2,143
Carbon Capital VI Commercial Mortgage 2017-FL1 Tru
Series 2019-B-FL2, REMIC, 7.17%, (1 Month USD LIBOR + 2.85%), 10/15/35 (a)	1,752	1,644
Carlyle Global Market Strategies Euro CLO 2016-1 Designated Activity Company
Series 2016-A1R2-1A, 5.38%, (3 Month USD LIBOR + 1.14%), 04/20/34 (a)	4,500	4,380
Carrington Mortgage Loan Trust, Series 2006-NC4
Series 2006-A3-NC4, REMIC, 4.55%, (1 Month USD LIBOR + 0.16%), 07/25/36 (a) (b)	2,139	2,037
Carvana Auto Receivables Trust 2020-P1
Series 2020-D-P1, 1.82%, 09/08/25	1,300	1,103
Castlelake Aircraft Structured Trust 2019-1
Series 2019-A-1A, 3.97%, 04/15/26 (b)	2,125	1,815
Cathedral Lake VIII, Ltd.
Series 2021-A1-8A, 5.46%, (3 Month USD LIBOR + 1.22%), 01/22/35 (a)	5,000	4,832
CBAM 2017-1 Ltd
Series 2017-B-1A, 6.04%, (3 Month USD LIBOR + 1.80%), 07/22/30 (a)	1,000	969
CBAM 2017-2 Ltd
Series 2017-AR-2A, 5.27%, (3 Month USD LIBOR + 1.19%), 07/17/34 (a)	5,000	4,825
CD 2017-CD4 Mortgage Trust
Interest Only, Series 2017-XA-CD4, REMIC, 1.23%, 05/12/50 (a)	14,587	582
CD 2017-CD6 Mortgage Trust
Series 2017-C-CD6, REMIC, 4.23%, 11/15/27 (a)	350	296
CFCRE 2016-C4 Mortgage Trust
Series 2016-C-C4, REMIC, 4.84%, 04/10/26 (a)	2,332	2,114
Interest Only, Series 2016-XA-C4, REMIC, 1.61%, 05/10/58 (a)	14,332	564
CHCP 2021-FL1 Ltd.
Series 2021-C-FL1, 6.54%, (1 Month Term SOFR + 2.21%), 02/16/38 (a) (b)	2,500	2,313
CHL Mortgage Pass-Through Trust 2007-10
Series 2007-A19-10, REMIC, 6.00%, 07/25/37	2,860	1,503
CIFC Funding 2019-VI Ltd
Series 2019-A1-6A, 5.41%, (3 Month USD LIBOR + 1.33%), 01/18/33 (a)	5,500	5,435
Citigroup Commercial Mortgage Trust 2014-GC19
Interest Only, Series 2014-XA-GC19, REMIC, 1.10%, 03/12/47 (a)	23,437	194
Citigroup Commercial Mortgage Trust 2014-GC21
Interest Only, Series 2014-XA-GC21, REMIC, 1.12%, 05/10/47 (a)	21,366	235
Citigroup Commercial Mortgage Trust 2015-GC27
Series 2015-C-GC27, REMIC, 4.42%, 01/10/25 (a)	1,520	1,397
Citigroup Commercial Mortgage Trust 2016-GC36
Interest Only, Series 2016-XA-GC36, REMIC, 1.21%, 02/12/49 (a)	3,826	113
Citigroup Commercial Mortgage Trust 2016-GC37
Interest Only, Series 2016-XA-GC37, REMIC, 1.65%, 04/12/49 (a)	3,295	135
Citigroup Commercial Mortgage Trust 2016-P3
Interest Only, Series 2016-XA-P3, REMIC, 1.66%, 04/16/49 (a)	6,201	223
Citigroup Commercial Mortgage Trust 2016-P5
Interest Only, Series 2016-XA-P5, REMIC, 1.38%, 10/13/49 (a)	9,092	358
Citigroup Commercial Mortgage Trust 2017-P7
Interest Only, Series 2017-XA-P7, REMIC, 1.11%, 04/15/50 (a)	11,309	409
Citigroup Commercial Mortgage Trust 2018-TBR
Series 2018-E-TBR, REMIC, 7.12%, (1 Month USD LIBOR + 2.80%), 12/15/36 (a)	4,739	4,491
Citigroup Mortgage Loan Trust 2014-6
Series 2014-2A2-6, REMIC, 3.81%, (1 Month USD LIBOR + 0.20%), 04/26/38 (a) (b)	14,064	12,558
Citimortgage Alternative Loan Trust, Series 2006-A3
Series 2006-1A13-A3, REMIC, 6.00%, 07/25/36	668	574
CLNC 2019-FL1, Ltd.
Series 2019-D-FL1, 6.82%, (SOFR 30-Day Average + 3.01%), 04/19/26 (a)	3,000	2,792
CMALT (CitiMortgage Alternative Loan Trust), Series 2007-A6
Series 2007-1A16-A6, REMIC, 6.00%, 06/25/37	963	814
Colt 2021-RPL1 Trust
Series 2021-A1-RPL1, REMIC, 1.67%, 09/25/61	3,928	3,434
COLT 2022-2 Mortgage Loan Trust
Series 2022-A1-2, REMIC, 2.99%, 02/25/67 (b)	4,307	3,896
COMM 2013-CCRE12 Mortgage Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.06%, 10/15/46 (a)	29,418	157
COMM 2014-CCRE16 Mortgage Trust
Series 2014-C-CR16, REMIC, 4.92%, 04/12/24 (a)	1,544	1,391
COMM 2014-UBS3 Mortgage Trust
Interest Only, Series 2014-XA-UBS3, REMIC, 1.06%, 06/12/47 (a)	29,761	295
COMM 2015-CCRE25 Mortgage Trust
Interest Only, Series 2015-XA-CR25, REMIC, 0.80%, 08/12/48 (a)	19,121	328
COMM 2015-Ccre26 Mortgage Trust
Interest Only, Series 2015-XA-CR26, REMIC, 0.90%, 10/13/48 (a)	4,416	85
COMM 2015-CCRE27 Mortgage Trust
Interest Only, Series 2015-XA-CR27, REMIC, 0.91%, 10/13/48 (a)	10,132	204
COMM 2015-LC21 Mortgage Trust
Series 2015-B-LC21, REMIC, 4.33%, 06/12/25 (a)	5,124	4,727
Interest Only, Series 2015-XA-LC21, REMIC, 0.65%, 07/10/48 (a)	16,754	214
COMM 2016-COR1 Mortgage Trust
Series 2016-C-COR1, REMIC, 4.33%, 10/13/26 (a)	1,276	1,119
COMM 2018-HCLV Mortgage Trust
Series 2018-D-HCLV, REMIC, 6.49%, (1 Month USD LIBOR + 2.28%), 09/15/33 (a)	197	169
Commonbond Student Loan Trust 2016-A
Series 2016-A1-A, REMIC, 3.32%, 05/25/40	432	410
CQS US CLO 2021-1 Ltd
Series 2021-A-1A, 5.46%, (3 Month USD LIBOR + 1.22%), 01/22/35 (a)	6,000	5,778
Series 2021-B-1A, 6.12%, (3 Month USD LIBOR + 1.88%), 01/22/35 (a)	3,400	3,171
Credit Suisse ABS Trust 2020-AT1
Series 2020-A-AT1, 2.61%, 12/15/23	739	719
Credit Suisse First Boston Mortgage Acceptance Corp.
Series 2005-2A1-11, REMIC, 6.00%, 12/25/35	480	345
Crown City CLO
Series 2021-A1A-1A, 5.41%, (3 Month USD LIBOR + 1.17%), 07/20/34 (a)	3,000	2,899
CSMC 2020-NET
Series 2020-D-NET, REMIC, 3.83%, 08/15/25 (a)	4,356	3,784
CSMC 2020-RPL2 Trust
Series 2020-A12-RPL2, REMIC, 3.46%, 02/25/60 (a)	3,643	3,597
CSMC 2020-RPL3 Trust
Series 2020-A1-RPL3, REMIC, 2.69%, 03/25/60 (a)	5,125	4,785

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
CSMC 2020-SPT1 Trust
Series 2020-A3-SPT1, REMIC, 2.73%, 07/25/24 (b)	500	440
CVP CLO 2017-2 Ltd
Series 2017-A-2A, 5.43%, (3 Month USD LIBOR + 1.19%), 01/21/31 (a) (c)	10,000	9,852
CWMBS, Inc.
Series 2006-A1-OA2, REMIC, 4.77%, (1 Month USD LIBOR + 0.42%), 05/20/46 (a) (b)	1,614	1,325
DBGS 2018-BIOD Mortgage Trust
Series 2018-F-BIOD, REMIC, 6.32%, (1 Month USD LIBOR + 2.00%), 05/15/35 (a) (b)	3,105	2,927
DBJPM 2016-C1 Mortgage Trust
Series 2016-C-C1, REMIC, 3.32%, 03/12/26 (a)	801	677
Interest Only, Series 2016-XA-C1, REMIC, 1.37%, 05/12/49 (a)	11,509	389
DBUBS 2017-BRBK Mortgage Trust
Series 2017-F-BRBK, REMIC, 3.53%, 10/11/24 (a)	585	511
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-2
Series 2007-2A1-2, REMIC, 4.99%, (1 Month USD LIBOR + 0.30%), 09/25/47 (a) (b)	916	758
Domino's Pizza, Inc.
Series 2015-A2II-1A, 4.47%, 10/25/25	2,632	2,506
Elevation CLO 2018-9, Ltd.
Series 2018-A1-9A, 5.20%, (3 Month USD LIBOR + 1.12%), 07/15/31 (a)	6,000	5,869
Elmwood CLO II Ltd
Series 2019-AR-2A, 5.39%, (3 Month USD LIBOR + 1.15%), 04/20/34 (a)	5,000	4,882
Exeter Automobile Receivables Trust 2021-1
Series 2021-D-1A, 1.08%, 11/16/26	1,500	1,390
Series 2021-E-1A, 2.21%, 02/15/28	3,350	3,051
First Franklin Mortgage Loan Trust 2004-FF10 Asset-Backed Certificates, Series 2004-FF10
Series 2005-A6M-FF10, REMIC, 5.09%, (1 Month USD LIBOR + 0.70%), 11/25/35 (a) (b)	1,071	1,011
Foundation Finance Trust 2019-1
Series 2019-A-1A, 3.86%, 12/15/24	652	638
Fountainbleu Miami Beach Trust
Series 2019-G-FBLU, REMIC, 3.96%, 12/12/24 (a)	1,870	1,671
FREMF 2016-KF18 Mortgage Trust
Series 2016-B-KF18, REMIC, 9.64%, (1 Month USD LIBOR + 5.50%), 05/25/26 (a)	457	442
FREMF 2017-KF27 Mortgage Trust
Series 2017-B-KF27, REMIC, 8.49%, (1 Month USD LIBOR + 4.35%), 12/25/26 (a)	266	254
FREMF 2017-KF29 Mortgage Trust
Series 2017-B-KF29, REMIC, 7.69%, (1 Month USD LIBOR + 3.55%), 02/25/24 (a)	254	245
FREMF 2017-KF30 Mortgage Trust
Series 2017-B-KF30, REMIC, 7.64%, (1 Month USD LIBOR + 3.25%), 03/25/27 (a)	500	478
FREMF 2019-Kf61 Mortgage Trust
Series 2019-B-KF61, REMIC, 6.34%, (1 Month USD LIBOR + 2.20%), 03/25/29 (a)	1,897	1,782
FS Rialto 2022-FL5 Issuer LLC
Series 2022-A-FL5, 6.63%, (1 Month Term SOFR + 2.30%), 06/19/37 (a)	4,125	4,005
Galaxy XXII CLO Ltd
Series 2016-ARR-22A, 5.28%, (3 Month USD LIBOR + 1.20%), 04/17/34 (a)	8,000	7,780
GCAT 2021-NQM4 TRUST
Series 2021-A3-NQM4, REMIC, 1.56%, 08/25/66 (a)	3,635	2,730
Generate CLO 6 Ltd
Series A1R-6A, 5.52%, (3 Month USD LIBOR + 1.20%), 01/22/35 (a)	5,000	4,867
Generate CLO IX Ltd
Series A-9A, REMIC, 5.44%, (3 Month USD LIBOR + 1.20%), 10/20/34 (a)	7,500	7,231
Global SC Finance VI SRL
Series 2020-A-1A, 2.17%, 10/17/40	1,500	1,327
Greystone Commercial Real Estate Notes
Series 2019-D-FL2, 6.72%, (1 Month USD LIBOR + 2.40%), 02/15/25 (a)	3,777	3,615
Greystone CRE Notes 2021-FL3, Ltd.
Series 2021-C-FL3, 6.57%, (1 Month USD LIBOR + 2.25%), 07/15/39 (a)	1,300	1,178
GS Mortgage Securities Corp Trust 2018-RIVR
Series 2018-G-RIVR, REMIC, 6.92%, (1 Month USD LIBOR + 2.60%), 07/16/35 (a) (b)	2,000	1,029
GS Mortgage Securities Corporation Trust 2021-ARDN
Series 2021-E-ARDN, REMIC, 7.67%, (1 Month USD LIBOR + 3.35%), 11/15/23 (a)	5,290	4,963
GS Mortgage Securities Trust 2014-GC24
Interest Only, Series 2014-XA-GC24, REMIC, 0.71%, 09/12/47 (a)	8,120	74
GS Mortgage Securities Trust 2015-GS1
Interest Only, Series 2015-XA-GS1, REMIC, 0.76%, 11/13/48 (a)	5,324	97
GS Mortgage Securities Trust 2017-GS6
Interest Only, Series 2017-XA-GS6, REMIC, 1.01%, 05/12/50 (a)	22,231	781
GS Mortgage Securities Trust 2017-GS8
Interest Only, Series 2017-XA-GS8, REMIC, 0.95%, 11/11/50 (a)	29,936	1,058
GS Mortgage Securities Trust 2020-GSA2
Interest Only, Series 2020-XA-GSA2, REMIC, 1.73%, 12/12/53 (a)	28,670	2,630
GS Mortgage-Backed Securities Trust 2019-SL1
Series 2019-A1-SL1, REMIC, 2.63%, 01/25/59 (a)	197	195
Gulf Stream Meridian 3 Ltd
Series 2021-A1-IIIA, 5.40%, (3 Month USD LIBOR + 1.32%), 04/17/34 (a)	10,000	9,791
Gulf Stream Meridian 4 Ltd
Series 2021-A1-4A, 5.28%, (3 Month USD LIBOR + 1.20%), 07/17/34 (a)	10,000	9,766
HalseyPoint CLO I, Ltd
Series 2019-A1A1-1A, 5.59%, (3 Month USD LIBOR + 1.35%), 01/20/33 (a)	2,500	2,456
Harborview Mortgage Loan Trust, 2006-11
Series 2006-A1A-11, REMIC, 4.68%, (1 Month USD LIBOR + 0.34%), 12/19/36 (a) (b)	4,775	4,096
Hayfin Kingsland VIII Ltd
Series 2018-A-8A, 5.36%, (3 Month USD LIBOR + 1.12%), 04/21/31 (a)	4,000	3,934
Highbridge Loan Management 3-2014
Series 3A-CR-2014, 7.79%, (3 Month USD LIBOR + 3.60%), 07/18/29 (a)	1,900	1,716
Horizon Aircraft Finance III Limited
Series 2019-A-2, 3.43%, 11/15/26 (b) (c)	7,207	5,530
IndyMac MBS, Inc.
Series 2005-1A2-A15, REMIC, 5.75%, 02/25/36	395	367
Series 2006-A10-A2, REMIC, 6.00%, 05/25/36	1,098	463
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2019-C-UES, REMIC, 4.34%, 05/07/24	1,177	1,094
Series 2019-D-UES, REMIC, 4.45%, 05/07/24 (a)	1,205	1,107
Series 2019-E-UES, REMIC, 4.45%, 05/07/24 (a)	1,406	1,283
Series 2019-F-UES, REMIC, 4.45%, 05/07/24 (a)	1,476	1,343
Series 2019-G-UES, REMIC, 4.45%, 05/07/24 (a)	1,612	1,441
J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series 2014-B-C20, REMIC, 4.40%, 06/17/24 (a)	3,529	3,177
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-AON
Series 2018-E-AON, REMIC, 4.77%, 07/10/23 (a)	3,103	2,566
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series 2018-EFX-WPT, REMIC, 5.36%, 07/07/23 (a)	3,141	2,754

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Series 2019-F-MFP, REMIC, 7.32%, (1 Month USD LIBOR + 3.00%), 07/15/36 (a)	2,160	1,977
J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 2020-EFX-NNN, REMIC, 3.97%, 01/16/25	2,898	2,473
Jamestown CLO IX Ltd
Series 2016-A1RR-9A, 5.60%, (3 Month USD LIBOR + 1.24%), 07/25/34 (a)	4,000	3,902
Jimmy Johns Funding LLC
Series 2017-A2II-1A, 4.85%, 07/30/27	1,823	1,649
JPMBB Commercial Mortgage Securities Trust 2014-C23
Series 2014-D-C23, REMIC, 3.98%, 09/17/24 (a)	2,274	1,963
JPMBB Commercial Mortgage Securities Trust 2015-C31
Series 2015-C-C32, REMIC, 4.65%, 10/20/25 (a)	366	259
Interest Only, Series 2015-XA-C32, REMIC, 1.11%, 11/18/48 (a)	8,368	147
JPMCC Commercial Mortgage Securities Trust 2015-JP1
Interest Only, Series 2015-XA-JP1, REMIC, 0.89%, 01/15/49 (a)	3,200	69
JPMCC Commercial Mortgage Securities Trust 2016-JP4
Interest Only, Series 2016-XA-JP4, REMIC, 0.59%, 12/17/49 (a)	15,205	262
JPMDB Commercial Mortgage Securities Trust 2016-C2
Interest Only, Series 2016-XA-C2, REMIC, 1.49%, 06/17/49 (a)	25,135	913
Kayne CLO 7 Ltd
Series 2020-A1-7A, 5.28%, (3 Month USD LIBOR + 1.20%), 04/18/33 (a)	5,000	4,901
Kestrel Aircraft Funding Limited
Series 2018-A-1A, 4.25%, 10/15/25 (c)	1,578	1,258
KREF 2022-FL3 Ltd.
Series 2022-A-FL3, 5.38%, (1 Month Term SOFR + 1.45%), 02/22/39 (a) (b)	1,268	1,211
LCCM 2017-LC26 Commercial Mortgage Trust
Series 2017-C-LC26, REMIC, 4.71%, 06/11/27	2,900	2,417
LCCM 2021-FL3 Trust
Series 2021-AS-FL3, REMIC, 6.12%, (1 Month USD LIBOR + 1.80%), 11/17/36 (a) (b)	2,250	2,127
Series 2021-B-FL3, REMIC, 6.52%, (1 Month USD LIBOR + 2.20%), 11/17/36 (a) (b)	2,250	2,117
LCM XVII Limited Partnership
Series A2RR-17A, 5.23%, (3 Month USD LIBOR + 1.15%), 10/15/31 (a)	5,000	4,911
Legacy Mortgage Asset Trust 2020-GS3
Series 2020-A1-GS3, REMIC, 3.25%, 05/25/60 (a) (b)	6,655	6,486
Legacy Mortgage Asset Trust 2021-GS3
Series 2021-A1-GS3, REMIC, 1.75%, 05/25/23 (b)	4,114	3,731
Legacy Mortgage Asset Trust 2021-GS4
Series 2021-A1-GS4, REMIC, 1.65%, 08/25/23 (b)	4,925	4,372
Lendbuzz Securitization Trust 2022-1
Series 2022-A-1A, 4.22%, 05/17/27	2,266	2,174
Loanpal Solar Loan 2020-3 LLC
Series 2020-A-3GS, 2.47%, 08/20/35	1,953	1,478
Loanpal Solar Loan 2021-1 Ltd.
Series 2021-A-1GS, 2.29%, 10/20/34	2,063	1,550
Logan CLO III Ltd
Series 2022-B-1A, 6.04%, (3 Month Term SOFR + 2.05%), 04/23/35 (a)	5,000	4,914
Long Beach Mortgage Loan Trust 2006-6
Series 2006-2A3-6, REMIC, 4.69%, (1 Month USD LIBOR + 0.30%), 07/25/36 (a) (b)	9,884	3,958
LSTAR Commercial Mortgage Trust 2016-4
Interest Only, Series 2016-XA-4, REMIC, 1.70%, 03/12/49 (a)	9,537	260
Lunar Aircraft 2020-1 Limited
Series 2020-A-1A, 3.38%, 02/15/27 (b)	2,103	1,720
Madison Park Funding XXXI, Ltd.
Series 2018-B-31A, 6.02%, (3 Month USD LIBOR + 1.70%), 01/23/31 (a)	1,000	975
Marathon CLO V Ltd.
Series 2013-A1R-5A, 5.55%, (3 Month USD LIBOR + 0.87%), 11/22/27 (a)	83	83
Marble Point CLO XIV Ltd
Series 2018-A1R-2A, 5.52%, (3 Month USD LIBOR + 1.28%), 01/20/32 (a)	8,000	7,818
Marble Point CLO XXII Ltd.
Series 2021-A-2A, 5.56%, (3 Month USD LIBOR + 1.20%), 07/25/34 (a)	7,500	7,223
Marlette Funding Trust
Series 2021-C-1A, 1.41%, 06/16/31	1,450	1,379
Series 2021-D-1A, 2.47%, 06/16/31	1,500	1,358
Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-2
Series 2006-A2C-AHL1, REMIC, 4.71%, (1 Month USD LIBOR + 0.16%), 05/25/37 (a) (b)	6,727	3,774
MF1 2021-FL6 Ltd.
Series 2021-C-FL6, 6.18%, (1 Month USD LIBOR + 1.85%), 07/18/36 (a)	4,700	4,320
MKS Clo 2017-1, Ltd.
Series 2017-AR-1A, 5.24%, (3 Month USD LIBOR + 1.00%), 07/22/30 (a)	7,476	7,352
Morgan Stanley ABS Capital I Inc. Trust 2007-HE3
Series 2007-A1-HE3, REMIC, 4.52%, (1 Month USD LIBOR + 0.13%), 12/25/36 (a) (b)	3,128	1,837
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15
Interest Only, Series 2014-XA-C15, REMIC, 0.87%, 04/17/47 (a)	9,655	47
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28
Interest Only, Series 2016-XA-C28, REMIC, 1.15%, 01/15/49 (a)	3,462	93
Morgan Stanley Capital I Inc.
Series 2021-D-ILP, REMIC, 5.89%, (1 Month USD LIBOR + 1.58%), 11/30/31 (a)	5,404	5,067
Morgan Stanley Capital I Trust 2015-UBS8
Interest Only, Series 2015-XA-UBS8, REMIC, 0.86%, 12/17/48 (a)	4,393	85
Morgan Stanley Capital I Trust 2017-H1
Interest Only, Series 2017-XA-H1, REMIC, 1.33%, 06/17/50 (a)	23,117	873
Morgan Stanley Capital I Trust 2019-NUGS
Series 2019-F-NUGS, REMIC, 7.16%, (1 Month USD LIBOR + 2.84%), 12/15/36 (a)	4,283	3,292
Mosaic Solar Loan Trust 2020-1
Series 2020-A-1A, 2.10%, 03/22/32	359	316
Series 2020-B-1A, 3.10%, 11/22/32	3,381	2,880
Mosaic Solar Loan Trust 2020-2
Series 2020-B-2A, 2.21%, 05/20/33	1,298	1,082
MP CLO VIII Ltd
Series 2015-ARR-2A, 5.57%, (3 Month USD LIBOR + 1.20%), 04/28/34 (a)	3,000	2,890
Nassau 2018-I Ltd.
Series 2018-A-IA, 5.23%, (3 Month USD LIBOR + 1.15%), 07/15/31 (a)	5,000	4,867
Natixis Commercial Mortgage Securities Trust 2018-FL1
Series 2018-C-FL1, REMIC, 6.52%, (1 Month USD LIBOR + 2.20%), 06/15/35 (a)	3,129	2,917
Navient Private Education Refi Loan Trust 2018-A
Series 2018-B-A, 3.68%, 11/17/25	3,000	2,868
New Mountain CLO 2 Ltd
Series CLO-A-2A, 5.27%, (3 Month USD LIBOR + 1.19%), 04/17/34 (a)	4,000	3,877
New York Mortgage Trust
Series 2021-A1-BPL1, REMIC, 2.24%, 05/25/23 (b)	7,400	6,917
NLY 2019-FL2 Issuer Ltd.
Series 2019-B-FL2, 6.22%, (1 Month USD LIBOR + 1.90%), 01/15/23 (a)	3,226	3,211

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
NYMT Loan Trust 2020-SP2
Series 2020-A1-SP2, REMIC, 2.94%, 10/25/23 (a)	9,146	8,800
NYT 2019-NYT Mortgage Trust
Series 2019-E-NYT, REMIC, 6.82%, (1 Month USD LIBOR + 2.50%), 12/15/35 (a) (b)	3,935	3,242
OBX 2020-EXP2 Trust
Series 2020-A3-EXP2, REMIC, 2.50%, 07/25/36 (a)	414	342
OFSI BSL IX, Ltd.
Series 2018-A-1A, 5.23%, (3 Month USD LIBOR + 1.15%), 07/15/31 (a) (c)	8,000	7,822
OHA Credit Partners VII Ltd
Series 2012-AR3-7A, 5.75%, (3 Month USD LIBOR + 1.07%), 02/21/34 (a)	5,000	4,882
ONE 2021-PARK Mortgage Trust
Series 2021-D-PARK, REMIC, 5.95%, (1 Month Term SOFR + 1.61%), 03/15/23 (a)	1,000	912
Series 2021-E-PARK, REMIC, 6.20%, (1 Month Term SOFR + 1.86%), 03/15/23 (a)	2,000	1,801
One New York Plaza Trust 2020-1NYP
Series 2020-C-1NYP, REMIC, 6.52%, (1 Month USD LIBOR + 2.20%), 01/17/23 (a)	2,850	2,660
Oxford Finance LLC
Series 2020-A2-1, 3.10%, 12/15/24	1,572	1,554
Pagaya AI Debt Selection Trust
Series 2021-B-HG1, 1.82%, 01/16/29	1,703	1,627
Series 2021-NOTE-2, 3.00%, 01/25/29	2,229	2,079
Pagaya AI Debt Selection Trust 2021-1
Series 2021-A-1, 1.18%, 11/15/27	516	509
Pagaya AI Debt Selection Trust 2021-5
Series 2021-B-5, 2.63%, 08/15/29	9,999	9,021
Series 2021-C-5, 3.93%, 08/15/29	10,999	9,603
Pagaya AI Debt Trust 2022-1
Series 2022-B-1, 3.34%, 10/15/29	4,499	4,054
Palmer Square CLO Ltd
Series 2021-A-2A, 5.23%, (3 Month USD LIBOR + 1.15%), 07/17/34 (a)	5,000	4,871
Park Avenue Institutional Advisers CLO Ltd 2016-1
Series 2016-A1R-1A, 5.89%, (3 Month USD LIBOR + 1.20%), 08/25/31 (a) (c)	4,500	4,417
Planet Fitness Master
Series 2022-A2I-1A, 3.25%, 12/07/26	993	859
PRET 2021-RN3 LLC
Series 2021-A1-RN3, 1.84%, 09/25/24 (a) (b)	3,982	3,530
PRET 2022-NPL2 LLC
Series 2022-A1-NPL2, 5.24%, 04/25/25 (b)	4,276	4,007
Pretium Mortgage Credit Partners I 2021-NPL1, LLC
Series 2021-A1-NPL1, REMIC, 2.24%, 03/27/24 (b)	3,192	2,909
Series 2021-A1-NPL2, REMIC, 1.99%, 06/27/24 (b)	3,490	3,083
Pretium Mortgage Credit Partners LLC
Series 2021-A1-NPL3, 1.87%, 07/25/24 (b)	17,301	15,113
Series 2021-A1-RN2, 1.74%, 09/25/24 (b)	1,868	1,686
Prosper Marketplace Issuance Trust, Series 2019-2
Series 2019-C-2A, REMIC, 5.05%, 09/15/25	265	265
PRPM 2021-4, LLC
Series 2021-A1-4, 1.87%, 04/25/24 (b)	3,960	3,521
PRPM 2021-7, LLC
Series 2021-A1-7, REMIC, 1.99%, 08/25/24 (b)	5,311	4,772
PRPM, LLC
Series 2021-A1-2, 2.12%, 03/25/24 (a) (b)	2,573	2,334
Purewest Funding LLC
Series 2021-A1-1, 4.09%, 12/20/36	3,363	3,150
RALI Series 2006-QS12 Trust
Series 2006-2A3-QS12, REMIC, 6.00%, 09/25/36	719	559
RALI Series 2007-QS4 Trust
Series 2007-3A4-QS4, REMIC, 6.00%, 03/25/37	1,435	1,170
RALI Series 2007-QS8 Trust
Series 2007-A3-QS8, REMIC, 4.99%, (1 Month USD LIBOR + 0.60%), 06/25/37 (a)	1,201	857
RBSSP Resecuritization Trust 2009-2
Series 2009-3A2-2, REMIC, 4.09%, (1 Month USD LIBOR + 0.50%), 04/26/35 (a)	599	535
Residential Mortgage Loan Trust 2019-2
Series 2019-M1-2, REMIC, 3.86%, 07/25/23 (a)	12,000	11,162
RFMSI Series 2006-S4 Trust
Series 2006-A5-S4, REMIC, 6.00%, 04/25/36	435	345
Sandstone Peak Ltd.
Series 2021-A1-1A, 5.30%, (3 Month USD LIBOR + 1.22%), 10/16/34 (a)	4,000	3,861
Santander Drive Auto Receivables Trust 2020-4
Series 2020-D-4, 1.48%, 09/15/25	2,000	1,910
Sapphire Aviation Finance II Limited
Series 2020-A-1A, 3.23%, 03/15/27	4,480	3,409
Securitized Asset Backed Receivables LLC Trust 2006-WM4
Series 2006-A2C-WM4, REMIC, 4.71%, (1 Month USD LIBOR + 0.32%), 11/25/36 (a) (b)	16,845	4,686
Securitized Asset Backed Receivables LLC Trust 2007-HE1
Series 2007-A2B-HE1, REMIC, 4.61%, (1 Month USD LIBOR + 0.22%), 12/25/36 (a) (b)	5,273	1,174
Sierra Timeshare 2021-2 Receivables Funding LLC
Series 2021-C-2A, 1.95%, 09/20/38	1,181	1,075
SMR 2022-IND Mortgage Trust
Series 2022-A-IND, REMIC, 5.99%, (1 Month Term SOFR + 1.65%), 02/15/24 (a)	5,075	4,799
SoFi Consumer Loan Program 2021-1 Trust
Series 2021-PT1-1, 9.72%, 05/25/30	4,996	4,967
SoFi Professional Loan Program 2017-A LLC
Series 2017-A2B-A, 2.40%, 03/26/40	72	71
SOHO Trust 2021-SOHO
Series 2021-B-SOHO, REMIC, 2.79%, 08/12/38 (a)	4,887	3,559
Sound Point CLO XXIII
Series 2019-AR-2A, 5.25%, (3 Month USD LIBOR + 1.17%), 07/17/34 (a)	10,000	9,635
Sound Point CLO XXVI Ltd
Series 2020-AR-1A, 5.41%, (3 Month USD LIBOR + 1.17%), 07/20/34 (a)	7,500	7,211
SREIT Commercial Mortgage Trust 2021-MFP
Series 2021-D-MFP, REMIC, 5.90%, (1 Month USD LIBOR + 1.58%), 11/15/23 (a)	2,250	2,126
Start Ltd
Series 2018-A-1, 4.09%, 05/15/25	537	435
Starwood Mortgage Residential Trust 2021-5
Series 2021-A1-5, REMIC, 1.92%, 09/25/66 (a)	8,709	7,113
Steele Creek CLO 2017-1, Ltd.
Series 2017-A-1A, 5.33%, (3 Month USD LIBOR + 1.25%), 10/15/30 (a)	1,000	984
Steele Creek CLO 2019-1, Ltd
Series 2019-BR-1A, 5.88%, (3 Month USD LIBOR + 1.80%), 04/15/32 (a)	5,000	4,712
Structured Adjustable Rate Mortgage Loan Trust 2005-3XS
Series 2005-4A1-22, REMIC, 4.26%, 12/25/35 (a)	610	520
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11
Series 2006-1A1-11, REMIC, 4.71%, (1 Month USD LIBOR + 0.32%), 12/25/36 (a) (b)	3,685	3,290
Structured Asset Securities Corporation
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	1,904	1,145
STWD 2019-FL1, Ltd.
Series 2019-D-FL1, 6.68%, (1 Month USD LIBOR + 2.35%), 02/15/25 (a)	1,525	1,403
Taco Bell Funding, LLC
Series 2021-A2I-1A, 1.95%, 02/25/27	1,683	1,409
Theorem Funding Trust 2021-1
Series 2021-B-1A, 1.84%, 12/15/27	2,000	1,862
TIF Funding II LLC
Series 2021-A-1A, 1.65%, 02/20/46	3,406	2,773
Trestles CLO 2017-1, Ltd.
Series 2021-A-4A, 5.45%, (3 Month USD LIBOR + 1.17%), 07/21/34 (a)	5,000	4,891

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Trimaran CAVU 2021-3, Ltd.
Series 2021-A-3A, 5.40%, (3 Month USD LIBOR + 1.21%), 01/18/35 (a)	6,500	6,258
TRTX 2022-FL5 Issuer, Ltd.
Series 2022-A-FL5, 5.46%, (SOFR 30-Day Average + 1.65%), 02/17/39 (a) (b)	3,420	3,292
U.S. Auto Funding Trust 2021-1
Series 2021-B-1A, 1.49%, 03/17/25	2,250	2,226
UBS Commercial Mortgage Trust 2017-C4
Series 2017-C-C4, REMIC, 4.54%, 10/15/27 (a)	3,500	2,933
UBS Commercial Mortgage Trust 2018-C8
Series 2018-C-C8, REMIC, 4.71%, 02/17/28 (a)	1,858	1,587
UBS-Barclays Commercial Mortgage Trust 2013-C5
Series 2013-B-C5, REMIC, 3.65%, 02/10/23 (a)	4,089	3,984
Upstart Pass-Through Trust Series 2020-ST1
Series 2020-A-ST1, 3.75%, 02/20/28	728	710
Upstart Pass-Through Trust Series 2020-ST6
Series 2020-A-ST6, 3.00%, 01/20/27	1,655	1,567
Upstart Pass-Through Trust Series 2021-St3
Series 2021-A-ST3, 2.00%, 05/20/27	729	680
Upstart Pass-Through Trust Series 2021-ST8
Series 2021-A-ST8, 1.75%, 10/20/29	5,417	5,028
Upstart Securitization Trust 2017-2
Series 2021-A-3, 0.83%, 07/20/31	635	622
Series 2021-B-3, 1.66%, 07/20/31	1,000	931
Upstart Securitization Trust 2021-1
Series 2021-B-1, 1.89%, 03/20/31	500	488
Upstart Securitization Trust 2021-2
Series 2021-B-2, 1.75%, 06/20/31	2,000	1,903
Upstart Securitization Trust 2021-4
Series 2021-C-4, 3.19%, 09/20/31	1,500	1,155
Vantage Data Centers Issuer, LLC
Series 2018-A2-2A, 4.20%, 11/15/23	2,158	2,154
VCAT 2021-NPL4 LLC
Series 2021-A1-NPL4, 1.87%, 08/26/24 (b)	3,754	3,344
VCAT 2021-NPL5 LLC
Series 2021-A1-NPL5, REMIC, 1.87%, 08/26/24 (b)	3,828	3,339
VCAT Asset Securitization LLC
Series 2021-A1-NPL6, REMIC, 1.92%, 09/25/24 (b)	3,927	3,411
Velocity Commercial Capital Loan Trust 2019-2
Series 2019-A-2, REMIC, 3.13%, 06/25/25 (a)	3,492	3,274
Verus Securitization Trust 2020-1
Series 2020-A2-INV1, REMIC, 3.04%, 03/25/60 (b)	2,500	2,350
Verus Securitization Trust 2021-7
Series 2021-A1-7, REMIC, 1.83%, 10/25/66 (a)	1,634	1,400
Vibrant CLO, Ltd.
Series 2018-A1-10A, 5.44%, (3 Month USD LIBOR + 1.20%), 10/20/31 (a) (c)	3,000	2,931
VMC Finance 2019-FL3 LLC
Series 2019-C-FL3, 5.93%, (1 Month USD LIBOR + 2.05%), 09/17/36 (a) (b)	3,260	3,035
Volt CI LLC
Series 2021-A1-NP10, 1.99%, 04/25/24 (b)	2,529	2,259
Volt XCII, LLC
Series 2021-A1-NPL1, 1.89%, 01/25/24 (b)	11,668	9,988
Volt XCIV, LLC
Series 2021-A1-NPL3, 2.24%, 01/25/24 (b)	3,998	3,585
Volt XCIX, LLC
Series 2021-A1-NPL8, 2.12%, 03/25/24 (b)	7,018	6,199
VOLT XCVII, LLC
Series 2021-A1-NPL6, 2.24%, 03/25/24 (b)	615	537
WaMu Asset-Backed Certificates, WaMu Series 200X-HEX Trust
Series 2006-2A4-2, REMIC, 4.97%, (1 Month USD LIBOR + 0.58%), 04/25/36 (a) (b)	6,849	2,411
Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE5 Trust
Series 2006-2A2-HE5, REMIC, 4.57%, (1 Month USD LIBOR + 0.18%), 10/25/36 (a) (b)	7,940	2,619
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR2 Trust
Series 2006-M1-HE1, REMIC, 4.90%, (1 Month USD LIBOR + 0.51%), 02/25/36 (a) (b)	14,984	12,830
Wellfleet CLO 2018-2, LLC
Series 2018-A1-2A, 5.44%, (3 Month USD LIBOR + 1.20%), 10/20/31 (a)	4,500	4,370
Wellfleet CLO 2020-1, Ltd.
Series 2020-A1A-1, 5.39%, (3 Month USD LIBOR + 1.31%), 04/15/33 (a)	5,000	4,891
Wellfleet CLO 2021-2 Ltd
Series 2021-A1-2A, 5.28%, (3 Month USD LIBOR + 1.20%), 07/17/34 (a)	5,000	4,849
Wellfleet CLO X, Ltd.
Series 2019-A1R-XA, 5.41%, (3 Month USD LIBOR + 1.17%), 07/20/32 (a)	10,000	9,742
Wells Fargo & Company
Series 2016-B-C34, REMIC, 4.09%, 04/17/26	2,000	1,781
Interest Only, Series 2016-XA-C33, REMIC, 1.58%, 03/17/59 (a)	1,972	78
Wells Fargo Alternative Loan 2007-PA3 Trust
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	330	255
Wells Fargo Commercial Mortgage Trust 2015-LC20
Series 2015-C-LC20, REMIC, 4.06%, 03/17/25 (a)	719	648
Wells Fargo Commercial Mortgage Trust 2015-NXS4
Series 2015-D-NXS4, REMIC, 3.69%, 11/18/25 (a)	375	319
Wells Fargo Commercial Mortgage Trust 2015-P2
Interest Only, Series 2015-XA-P2, REMIC, 0.93%, 12/17/48 (a)	3,283	71
Wells Fargo Commercial Mortgage Trust 2017-C38
Interest Only, Series 2017-XA-C38, REMIC, 0.97%, 07/15/50 (a)	23,221	768
Wells Fargo Commercial Mortgage Trust 2018-C47
Series 2018-C-C47, REMIC, 4.93%, 10/17/28 (a)	344	289
Wells Fargo Commercial Mortgage Trust 2018-C48
Interest Only, Series 2018-XA-C48, REMIC, 0.88%, 01/18/52 (a)	13,603	562
Wells Fargo Commercial Mortgage Trust 2022-ONL
Series 2022-A-ONL, REMIC, 3.86%, 02/18/27	5,250	4,830
Wells Fargo Mortgage Backed Securities 2007-7 Trust
Series 2007-A1-7, REMIC, 6.00%, 06/25/37	215	179
Wells Fargo Mortgage Backed Securities 2007-AR4 Trust
Series 2007-A1-AR4, REMIC, 4.10%, 08/25/37 (a)	143	119
WFRBS Commercial Mortgage Trust 2013-C18
Interest Only, Series 2013-XA-C18, REMIC, 0.73%, 12/17/46 (a)	32,653	157
WFRBS Commercial Mortgage Trust 2014-C19
Interest Only, Series 2014-XA-C19, REMIC, 0.96%, 03/15/47 (a)	28,815	227
WFRBS Commercial Mortgage Trust 2014-C21
Interest Only, Series 2014-XA-C21, REMIC, 1.00%, 08/16/47 (a)	2,149	25
Whitebox CLO III Ltd
Series 2021-A1-3A, 5.30%, (3 Month USD LIBOR + 1.22%), 10/16/34 (a)	15,000	14,606
Willis Engine Structured Trust V
Series 2020-A-A, 3.23%, 03/15/28 (b)	2,533	1,952
Financials 0.1%
FREMF Mortgage Trust
Series 2019-B-KF69, REMIC, 6.44%, (1 Month USD LIBOR + 2.30%), 08/27/29 (a)	1,476	1,377
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,000,007)		912,260
GOVERNMENT AND AGENCY OBLIGATIONS 23.7%
U.S. Treasury Note 20.4%
Treasury, United States Department of
2.50%, 05/31/24 (d)	53,270	51,664
3.00%, 06/30/24	34,770	33,933
3.00%, 07/31/24 (d)	34,900	34,033
3.25%, 08/31/24	21,770	21,321
4.25%, 09/30/24	34,370	34,193

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
4.38%, 10/31/24	30,020	29,931
4.50%, 11/30/24	51,490	51,498
3.13%, 08/15/25	26,240	25,473
3.50%, 09/15/25	21,910	21,465
4.25%, 10/15/25 (d)	21,520	21,503
4.50%, 11/15/25 (d)	29,740	29,926
		354,940
Commercial Mortgage-Backed Securities 1.1%
Federal National Mortgage Association, Inc.
Series 2020-1A1-M49, REMIC, 1.25%, 11/25/30 (a)	7,482	6,503
Series 2022-A1-M1S, REMIC, 2.08%, 04/25/32 (a)	14,484	13,076
		19,579
Mortgage-Backed Securities 0.9%
Federal Home Loan Mortgage Corporation
2.00%, 03/01/36	8,330	7,443
Federal National Mortgage Association, Inc.
2.00%, 11/01/40	7,035	5,977
3.88%, (1 Year USD LIBOR + 1.63%), 11/01/42 (a)	533	534
3.33%, (1 Year USD LIBOR + 1.67%), 05/01/44 (a)	922	932
		14,886
Collateralized Mortgage Obligations 0.8%
Federal Home Loan Mortgage Corporation
Series AN-4030, REMIC, 1.75%, 04/15/27	1,034	995
Series CD-4484, REMIC, 1.75%, 07/15/30	1,066	992
Series NH-5105, REMIC, 2.00%, 02/25/37	3,813	3,342
Federal National Mortgage Association, Inc.
Series 2021-CG-29, REMIC, 1.25%, 05/25/41	4,223	3,655
Series 2016-PA-72, REMIC, 3.00%, 07/25/46	899	835
Series 2021-HG-21, REMIC, 2.00%, 11/25/47	4,569	3,993
Government National Mortgage Association
Series 2016-UD-136, REMIC, 3.00%, 04/20/45	126	126
		13,938
Sovereign 0.5%
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
2.39%, 01/23/26	1,000	921
Government of the Republic of Panama
3.75%, 03/16/25	1,500	1,451
Presidencia de la Republica de Chile
3.13%, 01/21/26	700	663
Presidencia de la Republica de Colombia
4.50%, 01/28/26	3,100	2,909
South Africa, Parliament of
4.67%, 01/17/24	1,600	1,574
4.88%, 04/14/26	700	676
The Korea Development Bank
1.00%, 09/09/26	1,200	1,047
		9,241
Total Government And Agency Obligations (cost $422,831)		412,584
CORPORATE BONDS AND NOTES 13.1%
Financials 5.0%
AerCap Ireland Capital Designated Activity Company
1.75%, 10/29/24	1,790	1,651
American Express Company
5.39%, (3 Month USD LIBOR + 0.65%), 02/27/23 (a)	545	545
5.00%, (SOFR + 0.93%), 03/04/25 (a)	1,075	1,072
Avolon Holdings Funding Limited
5.13%, 10/01/23 (c)	865	855
Banco Bilbao Vizcaya Argentaria Colombia S.A
4.88%, 04/21/25 (e)	900	863
Banco Continental S.A.E.C.A.
2.75%, 12/10/25 (e)	400	357
2.75%, 12/10/25 (c)	550	491
Banco de Credito del Peru
3.13%, 07/01/30 (e)	1,150	1,046
3.25%, 09/30/31 (e)	200	176
3.25%, 09/30/31 (c)	1,650	1,458
Banco Del Estado De Chile
2.70%, 01/09/25 (e)	400	379
Banco do Brasil S.A
3.25%, 09/30/26 (c)	1,000	920
Banco Internacional Del Peru S.A.A. – Interbank
6.63%, 03/19/29 (e)	550	546
4.00%, 07/08/30 (e)	1,300	1,180
Banco Latinoamericano de Comercio Exterior, S.A.
2.38%, 09/14/25 (e)	500	457
2.38%, 09/14/25 (c)	300	274
Banco Mercantil Del Norte S.A
5.88%, (100, 01/24/27) (e) (f)	500	445
Banco Nacional De Comercio Exterior, S.N.C.
2.72%, 08/11/31 (e)	400	332
Banco Santander-Chile
2.70%, 01/10/25 (e)	500	475
Bancolombia SA
7.14%, (5 Year Treasury + 2.93%), 10/18/27 (a)	1,400	1,377
4.63%, 12/18/29	2,200	1,937
Bank Hapoalim Ltd
3.26%, 01/21/32 (g)	1,400	1,204
Bank Leumi le-Israel B.M.
3.28%, 01/29/31 (e)	1,400	1,240
Bank of America Corporation
5.56%, (3 Month USD LIBOR + 0.79%), 03/05/24 (a)	2,201	2,199
4.50%, (SOFR + 0.69%), 04/22/25 (a)	1,120	1,103
4.92%, (SOFR + 1.10%), 04/25/25 (a)	938	932
Bank of Montreal
1.50%, 01/10/25 (g)	1,675	1,565
Barclays PLC
1.01%, 12/10/24	1,783	1,697
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
1.88%, 09/18/25 (e)	400	366
5.35%, 11/12/29 (e)	900	867
BNP Paribas
4.71%, 01/10/25 (c)	1,735	1,718
BOC Aviation (USA) Corporation
1.63%, 04/29/24 (c)	1,305	1,239
BPCE
2.38%, 01/14/25 (c)	1,780	1,658
Brighthouse Financial, Inc.
0.60%, 06/28/23 (c)	755	740
Canadian Imperial Bank of Commerce
0.45%, 06/22/23 (g)	850	832
3.95%, 08/04/25 (g)	150	147
Capital One Financial Corporation
4.99%, 07/24/26	795	780
Caterpillar Financial Services Corporation
3.65%, 08/12/25	1,275	1,244
Citigroup Inc.
5.78%, (3 Month USD LIBOR + 1.02%), 06/01/24 (a)	1,145	1,145
1.28%, 11/03/25	585	539
Commonwealth Bank of Australia
4.05%, (SOFR + 0.40%), 07/07/25 (a) (c)	1,650	1,626
Corporacion Financiera de Desarrollo S.A.
5.25%, 07/15/29 (e)	1,000	963
DBS Group Holdings Ltd
4.52%, 12/11/28 (e)	200	198
1.82%, 03/10/31 (e)	2,600	2,308
Gruposura Finance
5.50%, 04/29/26 (e)	800	776
HSBC Holdings PLC
1.16%, 11/22/24 (g)	1,820	1,732
Interoceanica IV Finance Ltd
0.00%, 11/30/25 (e) (h)	146	119
Itau Unibanco Holding S.A.
3.88%, 04/15/31 (e)	1,750	1,577
JPMorgan Chase & Co.
0.56%, 02/16/25	1,045	986
3.90%, 07/15/25	1,680	1,642
5.13%, (SOFR + 1.32%), 04/26/26 (a)	2,315	2,295

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Lloyds Banking Group PLC
0.70%, 05/11/24	1,700	1,667
Macquarie Group Limited
4.15%, 03/27/24 (c)	925	922
Marsh & Mclennan Companies, Inc.
3.88%, 03/15/24	1,595	1,572
Mitsubishi UFJ Financial Group Inc
5.19%, (3 Month USD LIBOR + 0.86%), 07/26/23 (a)	1,820	1,823
3.78%, 03/02/25	150	146
Mizuho Financial Group, Inc.
4.94%, (SOFR + 0.96%), 05/22/26 (a)	1,610	1,578
Morgan Stanley
0.53%, 01/25/24	1,725	1,716
0.73%, 04/05/24	1,590	1,567
NatWest Group PLC
6.27%, (3 Month USD LIBOR + 1.55%), 06/25/24 (a) (g)	1,630	1,630
New York Life Global Funding
3.60%, 08/05/25 (c)	670	645
NongHyup Bank
1.25%, 07/20/25 (c)	600	540
Oversea-Chinese Banking Corporation Limited
1.83%, 09/10/30 (e) (g)	1,700	1,528
1.83%, 09/10/30 (c) (g)	800	719
Royal Bank of Canada
4.27%, (SOFR + 0.53%), 01/20/26 (a)	1,685	1,634
Scotiabank Peru S.A.A.
8.59%, (3 Month USD LIBOR + 3.86%), 12/13/27 (a) (e)	600	591
Sumitomo Mitsui Trust Bank Ltd
0.80%, 09/12/23 (c)	1,735	1,680
Synchrony Financial
4.38%, 03/19/24	15	15
4.25%, 08/15/24	1,675	1,638
The Bank of Nova Scotia
0.55%, 09/15/23 (g)	1,220	1,179
The Charles Schwab Corporation
5.12%, (SOFR + 1.05%), 03/03/27 (a)	1,610	1,566
The Goldman Sachs Group, Inc.
3.50%, 04/01/25	1,705	1,641
The Toronto-Dominion Bank
0.70%, 09/10/24 (g)	1,670	1,553
Toyota Motor Credit Corporation
3.65%, 08/18/25	890	866
Truist Financial Corporation
4.53%, (SOFR + 0.40%), 06/09/25 (a)	880	861
UBS Group AG
1.01%, 07/30/24 (c) (g)	1,785	1,734
United Overseas Bank Limited
1.75%, 03/16/31 (e)	2,000	1,765
Wells Fargo & Company
1.65%, 06/02/24	1,635	1,609
5.10%, (SOFR + 1.32%), 04/25/26 (a)	710	706
4.54%, 08/15/26	665	652
		88,016
Utilities 1.6%
Atmos Energy Corporation
0.63%, 03/09/23	744	739
Chile Electricity PEC Spa
0.00%, 01/25/28 (c) (h)	2,400	1,722
Duke Energy Corporation
5.00%, 12/08/25	800	798
Empresa Electrica Angamos S.A
4.88%, 05/25/29 (e)	452	402
Enel Generacion Chile S.A.
4.25%, 04/15/24	2,100	2,065
Entergy Corporation
0.90%, 09/15/25	1,795	1,600
Fenix Power Peru S.A.
4.32%, 09/20/27 (e)	1,494	1,367
GNL Quintero S.A
4.63%, 07/31/29 (e)	1,318	1,282
Inkia Energy Limited
5.88%, 11/09/27 (e)	965	910
Kallpa Generacion S.A.
4.88%, 05/24/26 (e)	600	578
Korea Electric Power Corp
1.13%, 06/15/25 (c)	1,000	903
0.75%, 01/27/26 (c)	1,500	1,314
Mercury Chile Holdco LLC
6.50%, 01/24/27 (e)	1,500	1,431
6.50%, 01/24/27 (c)	400	382
Mexico Generadora De Energia, S. De R.L. De C.V.
5.50%, 12/06/32 (e)	342	329
Minejesa Capital B.V.
4.63%, 08/10/30 (e)	2,200	1,931
NextEra Energy Capital Holdings, Inc.
4.20%, 06/20/24	460	455
4.26%, 09/01/24 (b)	190	188
Orazul Energy Egenor S. Enc. Por A.
5.63%, 04/28/27 (e)	1,319	1,186
Pacific Gas And Electric Company
3.25%, 02/16/24	680	663
4.95%, 06/08/25	925	911
Public Service Enterprise Group Incorporated
0.84%, 11/08/23	1,225	1,180
Southern California Edison Company
4.43%, (SOFR + 0.83%), 04/01/24 (a)	1,570	1,558
TNB Global Ventures Capital Berhad
3.24%, 10/19/26 (e)	2,650	2,451
Transportadora de Gas del Peru S.A.
4.25%, 04/30/28 (e)	1,300	1,220
		27,565
Energy 1.1%
AI Candelaria (Spain), S.L.U
7.50%, 12/15/28 (e)	1,177	1,118
Ecopetrol S.A.
5.88%, 09/18/23	800	797
4.13%, 01/16/25	1,470	1,401
Empresa Electrica Cochrane SpA
5.50%, 05/14/27 (e)	1,062	973
Enbridge Inc.
0.55%, 10/04/23	840	812
2.50%, 02/14/25	820	774
Energy Transfer LP
5.88%, 01/15/24	1,400	1,404
4.50%, 04/15/24	220	217
Galaxy Pipeline Assets Bidco Limited
1.75%, 09/30/27 (e)	2,517	2,326
Guara Norte S.a r.l.
5.20%, 06/15/34 (e)	182	154
Hunt Oil USA, Inc.
6.38%, 06/01/28 (e)	1,573	1,498
Kinder Morgan, Inc.
4.30%, 06/01/25	770	756
Phillips 66
3.85%, 04/09/25	725	706
1.30%, 02/15/26	85	76
Pioneer Natural Resources Company
0.55%, 05/15/23	795	782
PT Pertamina (Persero)
1.40%, 02/09/26 (e)	1,000	889
Qatarenergy
1.38%, 09/12/26 (e)	1,500	1,332
SA Global Sukuk Limited
1.60%, 06/17/26 (e)	1,400	1,250
1.60%, 06/17/26 (c)	500	447
Sabine Pass Liquefaction, LLC
5.63%, 03/01/25	780	781
The Williams Companies, Inc.
4.55%, 06/24/24	755	746
		19,239
Consumer Discretionary 1.0%
Amazon.com, Inc.
4.60%, 12/01/25	1,640	1,638
Daimler Trucks Finance North America LLC
1.63%, 12/13/24 (c)	1,100	1,023

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Dollar General Corporation
4.15%, 11/01/25	810	793
Dollar Tree, Inc.
4.00%, 05/15/25	1,480	1,442
Expedia Group, Inc.
6.25%, 05/01/25 (c)	1,590	1,601
General Motors Financial Company, Inc.
5.25%, 03/01/26	1,625	1,599
Hyatt Hotels Corporation
1.30%, 10/01/23 (i)	1,390	1,348
Hyundai Capital America
1.00%, 09/17/24 (c)	1,040	957
Lowe`s Companies, Inc.
4.40%, 09/08/25	560	553
Magallanes, Inc.
3.79%, 03/15/25 (c)	1,705	1,630
Marriott International, Inc.
3.60%, 04/15/24	1,700	1,665
McDonald's Corporation
1.45%, 09/01/25	1,730	1,588
Nissan Motor Acceptance Company LLC
1.13%, 09/16/24 (c)	525	479
Volkswagen Group of America, Inc.
0.88%, 11/22/23 (c)	1,635	1,570
		17,886
Health Care 0.9%
AbbVie Inc.
2.60%, 11/21/24	780	747
AstraZeneca PLC
3.50%, 08/17/23	1,585	1,575
Cardinal Health, Inc.
3.08%, 06/15/24	2,335	2,269
Cigna Corporation
0.61%, 03/15/24	555	526
Elevance Health, Inc.
3.50%, 08/15/24	2,515	2,455
HCA Inc.
5.00%, 03/15/24	1,595	1,587
Mylan Inc
3.13%, 01/15/23 (c)	200	200
Royalty Pharma PLC
0.75%, 09/02/23	1,600	1,557
1.20%, 09/02/25	85	76
Shire Acquisitions Investments Ireland Designated Activity Company
2.88%, 09/23/23	605	597
Thermo Fisher Scientific Inc.
0.80%, 10/18/23	1,120	1,085
UnitedHealth Group Incorporated
0.55%, 05/15/24	400	378
3.70%, 05/15/27	630	610
Viatris Inc.
1.65%, 06/22/25	710	643
Zimmer Biomet Holdings, Inc.
1.45%, 11/22/24	1,710	1,591
		15,896
Materials 0.9%
Avery Dennison Corporation
0.85%, 08/15/24	620	579
Braskem Netherlands Finance B.V.
8.50%, 01/23/81 (e)	1,600	1,550
CSN Resources S.A.
7.63%, 04/17/26 (e)	200	200
EQUATE Petrochemical B.V.
4.25%, 11/03/26 (e)	600	573
Freeport-McMoRan Inc.
4.13%, 03/01/28	1,100	1,021
Glencore Funding LLC
4.13%, 03/12/24 (c)	470	462
4.00%, 04/16/25 (c)	1,165	1,124
1.63%, 09/01/25 (c)	60	54
Gold Fields Orogen Holding (BVI) Limited
5.13%, 05/15/24 (e)	200	198
LG Chem, Ltd.
3.25%, 10/15/24 (e)	1,500	1,443
MEGlobal Canada ULC
5.00%, 05/18/25 (e)	200	196
MOS Holdings Inc.
4.25%, 11/15/23	1,243	1,238
Orbia Advance Corporation, S.A.B. de C.V.
1.88%, 05/11/26 (e)	600	524
Periama Holdings, LLC
5.95%, 04/19/26 (e)	1,100	1,020
PT Freeport Indonesia
4.76%, 04/14/27 (e)	800	768
4.76%, 04/14/27 (c)	600	576
PT Indonesia Asahan Aluminium (Persero)
4.75%, 05/15/25 (e)	800	784
Sasol Financing USA LLC
4.38%, 09/18/26	800	709
Sociedad Quimica Y Minera De Chile S.A.
4.38%, 01/28/25 (e)	1,000	992
UPL Corporation Limited
4.50%, 03/08/28 (e)	800	675
Vedanta Resources Limited
7.13%, 05/31/23 (e)	500	465
		15,151
Communication Services 0.7%
Axiata SPV2 Berhad
4.36%, 03/24/26 (e)	1,035	1,009
Comcast Corporation
5.25%, 11/07/25	1,535	1,556
DGL3 Limited
7.00%, (100, 06/01/23) (c) (f) (g) (j)	56	6
8.00%, 04/01/25 (b) (c) (j)	165	45
KT Corp
1.00%, 09/01/25 (e)	1,000	892
2.50%, 07/18/26 (e)	200	182
Millicom International Cellular SA
6.63%, 10/15/26 (e)	450	448
5.13%, 01/15/28 (e)	675	627
Omnicom Group Inc.
3.65%, 11/01/24	1,215	1,188
Sable International Finance Limited
5.75%, 09/07/27 (e)	2,073	1,918
Singtel Group Treasury Pte. Ltd.
2.38%, 10/03/26 (e)	1,500	1,377
Verizon Communications Inc.
5.71%, (3 Month USD LIBOR + 1.10%), 05/15/25 (a)	1,580	1,588
VTR Comunicaciones SpA
5.13%, 01/15/28 (e)	1,450	899
VTR Finance N.V.
6.38%, 07/15/28 (e)	200	78
		11,813
Industrials 0.7%
Adani Ports and Special Economic Zone Limited
3.38%, 07/24/24 (e)	800	758
4.00%, 07/30/27 (e)	500	436
Canadian Pacific Railway Limited
1.35%, 12/02/24	1,705	1,591
MV24 Capital B.V.
6.75%, 06/01/34 (e)	343	313
Northrop Grumman Corporation
2.93%, 01/15/25	1,273	1,221
Parker-Hannifin Corporation
3.65%, 06/15/24	700	685
Penske Truck Leasing Co., L.P.
2.70%, 11/01/24 (c)	1,720	1,623
PSA Treasury Pte. Ltd.
2.50%, 04/12/26 (e)	600	558
Republic Services, Inc.
2.50%, 08/15/24	1,695	1,625
The Boeing Company
4.51%, 05/01/23 (i)	675	674
4.88%, 05/01/25 (i)	125	124

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Triton Container International Limited
0.80%, 08/01/23 (c)	1,785	1,735
		11,343
Consumer Staples 0.5%
Adani International Container Terminal Private Limited
3.00%, 02/16/31 (e)	750	590
B. A. T. Capital Corporation
2.79%, 09/06/24	740	709
B.A.T. International Finance P.L.C.
1.67%, 03/25/26	1,015	899
Campbell Soup Company
3.95%, 03/15/25	1,700	1,661
Camposol SA
6.00%, 02/03/27 (e)	350	210
Cencosud S.A.
5.15%, 02/12/25 (e)	400	397
Conagra Brands, Inc.
4.30%, 05/01/24	420	415
Constellation Brands, Inc.
3.60%, 05/09/24	805	789
General Mills, Inc.
4.00%, 04/17/25	775	758
5.24%, 11/18/25	670	672
JDE Peet's N.V.
0.80%, 09/24/24 (c)	670	613
Keurig Dr Pepper Inc.
0.75%, 03/15/24	1,760	1,671
		9,384
Information Technology 0.4%
Broadcom Corporation
3.88%, 01/15/27	30	28
Broadcom Inc.
3.15%, 11/15/25	835	792
Dell International L.L.C.
4.00%, 07/15/24 (i)	765	751
5.85%, 07/15/25 (i)	875	886
Microchip Technology Incorporated
0.97%, 02/15/24	1,780	1,692
NVIDIA Corporation
0.58%, 06/14/24	1,670	1,576
Oracle Corporation
5.80%, 11/10/25	780	797
Workday, Inc.
3.50%, 04/01/27	830	776
		7,298
Real Estate 0.3%
Equinix, Inc.
1.25%, 07/15/25	1,740	1,574
Simon Property Group, L.P.
2.00%, 09/13/24	1,315	1,250
Welltower OP LLC
3.63%, 03/15/24	1,665	1,629
		4,453
Total Corporate Bonds And Notes (cost $240,964)		228,044
SENIOR FLOATING RATE INSTRUMENTS 7.5%
Health Care 1.6%
Avantor Funding, Inc.
2021 Term Loan B5, 6.32%, (1 Month USD LIBOR + 2.25%), 11/08/27 (a)	3,031	3,012
Catalent Pharma Solutions Inc.
2021 Term Loan B3, 6.37%, (1 Month USD LIBOR + 2.00%), 05/18/26 (a)	1,302	1,278
Elanco Animal Health Incorporated
Term Loan B, 5.87%, (1 Month USD LIBOR + 1.75%), 02/04/27 (a)	4,417	4,234
Grifols Worldwide Operations USA, Inc.
USD 2019 Term Loan B, 6.07%, (1 Month USD LIBOR + 2.00%), 11/15/27 (a)	4,440	4,286
Horizon Therapeutics USA Inc.
2021 Term Loan B2, 6.19%, (3 Month USD LIBOR + 1.75%), 02/25/28 (a)	4,969	4,963
ICON Luxembourg S.A.R.L.
LUX Term Loan, 5.94%, (3 Month USD LIBOR + 2.25%), 06/16/28 (a)	3,240	3,227
ICU Medical, Inc.
Term Loan B, 5.95%, (3 Month Term SOFR + 2.50%), 12/16/28 (a)	490	473
Term Loan B, 6.92%, (1 Month Term SOFR + 2.50%), 12/16/28 (a)	66	64
IQVIA Inc.
2018 USD Term Loan B3, 5.42%, (3 Month USD LIBOR + 1.75%), 06/07/25 (a)	4,361	4,337
Maravai Intermediate Holdings, LLC
2022 Term Loan B, 6.96%, (SOFR + 3.00%), 10/15/27 (a) (j)	72	71
PRA Health Sciences, Inc.
US Term Loan, 5.94%, (3 Month USD LIBOR + 2.25%), 06/16/28 (a)	807	804
Select Medical Corporation
2017 Term Loan B, 6.58%, (1 Month USD LIBOR + 2.50%), 02/13/24 (a)	508	496
Sound Inpatient Physicians
2018 1st Lien Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 06/19/25 (a)	505	408
		27,653
Consumer Discretionary 1.3%
1011778 B.C. Unlimited Liability Company
Term Loan B4, 5.82%, (1 Month USD LIBOR + 1.75%), 11/14/26 (a)	3,845	3,773
Term Loan B4, 6.16%, (3 Month USD LIBOR + 1.75%), 11/14/26 (a)	1,143	1,122
Alterra Mountain Company
2021 Series B-2 Consenting Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 07/30/28 (a)	468	461
Aramark Services, Inc.
2018 Term Loan B3, 5.82%, (1 Month USD LIBOR + 1.75%), 03/01/25 (a)	440	437
2019 Term Loan B4, 5.82%, (1 Month USD LIBOR + 1.75%), 12/04/26 (a)	173	169
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 12/23/24 (a)	119	119
2020 Term Loan B1, 7.57%, (1 Month USD LIBOR + 3.50%), 06/19/25 (a)	109	108
Carnival Corporation
USD Term Loan B, 5.88%, (1 Month USD LIBOR + 3.00%), 06/29/25 (a)	122	117
Conservice Midco, LLC
2020 Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 05/07/27 (a)	191	185
GOBP Holdings, Inc.
2020 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 10/22/25 (a)	424	423
Hilton Domestic Operating Company, Inc.
2019 Term Loan B2, 6.17%, (3 Month USD LIBOR + 1.75%), 10/25/23 (a)	400	399
KFC Holding Co.
2021 Term Loan B, 6.09%, (1 Month USD LIBOR + 1.75%), 03/10/28 (a)	1,315	1,297
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 08/29/25 (a)	585	578
PCI Gaming Authority
Term Loan, 6.57%, (1 Month USD LIBOR + 2.50%), 05/15/26 (a)	133	132
Setanta Aircraft Leasing Designated Activity Co.
Term Loan B, 5.67%, (3 Month USD LIBOR + 2.00%), 11/05/28 (a)	3,190	3,169
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 7.99%, (3 Month USD LIBOR + 3.75%), 09/16/27 (a)	175	178
SMG US Midco 2, Inc.
2020 Term Loan, 6.91%, (3 Month USD LIBOR + 2.50%), 01/23/25 (a)	109	106
2020 Term Loan, 6.91%, (1 Month USD LIBOR + 2.50%), 01/23/25 (a)	280	272

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Stars Group Holdings B.V. (The)
2018 USD Incremental Term Loan, 5.89%, (3 Month USD LIBOR + 2.25%), 06/29/25 (a)	4,644	4,572
WMG Acquisition Corp.
2021 Term Loan G, 6.20%, (1 Month USD LIBOR + 2.13%), 01/13/28 (a)	4,427	4,369
		21,986
Communication Services 0.8%
Cable One, Inc.
2021 Term Loan B4, 6.07%, (1 Month USD LIBOR + 2.00%), 12/31/24 (a)	1,624	1,581
Cablevision Lightpath LLC
Term Loan B, 7.57%, (1 Month USD LIBOR + 3.25%), 09/15/27 (a)	157	150
Charter Communications Operating, LLC
2019 Term Loan B2, 5.51%, (1 Month USD LIBOR + 1.75%), 02/01/27 (a)	4,922	4,799
Connect Finco Sarl
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 12/11/26 (a)	122	120
Cyxtera DC Holdings, Inc.
Term Loan B, 7.36%, (3 Month USD LIBOR + 3.00%), 03/15/24 (a)	310	261
Diamond Sports Group, LLC
2022 2nd Lien Term Loan, 7.57%, (1 Month Term SOFR + 3.25%), 08/24/26 (a) (j)	111	13
E.W. Scripps Company (The)
2019 Term Loan B2, 6.63%, (1 Month USD LIBOR + 2.56%), 05/01/26 (a)	487	478
Gray Television, Inc.
2018 Term Loan C, 6.62%, (1 Month USD LIBOR + 2.50%), 10/30/25 (a)	651	632
2021 Term Loan D, 7.12%, (1 Month USD LIBOR + 3.00%), 10/27/28 (a)	1,312	1,271
iHeartCommunications, Inc.
2020 Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 05/01/26 (a)	186	170
Level 3 Financing Inc.
2019 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 03/01/27 (a)	3,397	3,248
NASCAR Holdings, Inc
Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 07/19/26 (a)	112	111
Virgin Media Bristol LLC
USD Term Loan N, 6.82%, (1 Month USD LIBOR + 2.50%), 10/03/27 (a)	695	682
Ziggo Financing Partnership
USD Term Loan I, 6.82%, (1 Month USD LIBOR + 2.50%), 04/17/28 (a)	60	58
		13,574
Financials 0.6%
Fleetcor Technologies Operating Company, LLC
2021 Term Loan B4, 5.82%, (1 Month USD LIBOR + 1.75%), 04/21/28 (a)	4,956	4,899
Focus Financial Partners, LLC
2021 Term Loan B4, 6.59%, (1 Month USD LIBOR + 2.50%), 12/31/24 (a) (j)	1,322	1,295
Lions Gate Capital Holdings LLC
2018 Term Loan B, 6.32%, (1 Month USD LIBOR + 2.25%), 03/20/25 (a)	107	102
PAI Holdco, Inc.
2020 Term Loan B, 8.16%, (3 Month USD LIBOR + 3.75%), 10/13/25 (a)	133	117
Trans Union, LLC
2019 Term Loan B5, 5.82%, (1 Month USD LIBOR + 1.75%), 11/13/26 (a)	2,895	2,851
2021 Term Loan B6, 6.32%, (1 Month USD LIBOR + 1.75%), 11/16/28 (a)	1,282	1,268
Victory Capital Holdings, Inc.
2021 Term Loan B, 5.96%, (3 Month Term SOFR + 2.25%), 07/01/26 (a)	126	125
Walker & Dunlop, Inc.
2021 Term Loan, 6.44%, (SOFR + 2.25%), 10/14/28 (a)	644	629
		11,286
Information Technology 0.6%
eResearchTechnology, Inc.
2020 1st Lien Term Loan, 8.57%, (1 Month USD LIBOR + 4.50%), 02/05/27 (a)	34	30
Finastra USA, Inc.
USD 2nd Lien Term Loan , 10.62%, (3 Month USD LIBOR + 7.25%), 04/27/25 (a)	85	63
Go Daddy Operating Company, LLC
2021 Term Loan B4, 6.07%, (1 Month USD LIBOR + 2.00%), 08/10/27 (a)	273	270
2022 Term Loan B5, 7.34%, (1 Month Term SOFR + 3.25%), 10/21/29 (a)	4,799	4,786
Hyland Software, Inc.
2021 2nd Lien Term Loan, 10.32%, (1 Month USD LIBOR + 6.25%), 07/07/25 (a)	123	116
NCR Corporation
2019 Term Loan, 6.92%, (3 Month USD LIBOR + 2.50%), 04/12/25 (a)	125	121
NortonLifeLock Inc.
2022 Term Loan B, 6.19%, (1 Month Term SOFR + 2.00%), 01/28/29 (a)	4,422	4,340
PointClickCare Technologies, Inc.
Term Loan B, 5.94%, (6 Month USD LIBOR + 3.00%), 12/16/27 (a)	123	119
SS&C Technologies Inc.
2018 Term Loan B5, 5.82%, (1 Month USD LIBOR + 1.75%), 04/15/25 (a)	1,117	1,096
		10,941
Materials 0.6%
Asplundh Tree Expert, LLC
2021 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 09/07/27 (a)	4,892	4,884
Axalta Coating Systems Dutch Holding B B.V.
2022 USD Term Loan B, 0.00%, (SOFR + 3.00%), 11/30/29 (a) (k)	1,830	1,830
Cyanco Intermediate Corporation
2018 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 03/07/25 (a)	111	107
Element Solutions Inc.
2019 Term Loan B1, 5.73%, (1 Month USD LIBOR + 2.00%), 01/31/26 (a)	2,181	2,174
2019 Term Loan B1, 6.09%, (1 Month USD LIBOR + 2.00%), 01/31/26 (a)	1,193	1,189
Phoenix Services International, LLC
2022 DIP PIK Roll Up Term Loan, 15.73%, (SOFR + 12.00%), 03/29/23 (a) (j)	19	18
2022 DIP New Money Term Loan, 16.09%, (SOFR + 12.00%), 03/29/23 (a) (j)	13	12
Term Loan, 9.75%, (PRIME + 2.75%), 01/29/25 (a)	108	9
		10,223
Industrials 0.5%
Ali Group North America Corporation
2021 Term Loan B, 6.20%, (1 Month USD LIBOR + 2.00%), 10/13/28 (a)	1,234	1,222
Alliance Laundry Systems LLC
Term Loan B, 7.41%, (3 Month USD LIBOR + 3.50%), 09/30/27 (a)	97	95
Amentum Government Services Holdings LLC
Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 01/24/27 (a)	41	41
Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 01/24/27 (a)	21	20
Term Loan B, 8.17%, (3 Month USD LIBOR + 4.00%), 01/24/27 (a)	21	20
American Airlines, Inc.
2017 1st Lien Term Loan, 6.14%, (3 Month USD LIBOR + 1.75%), 01/29/27 (a)	88	83
APi Group DE, Inc.
Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 09/25/26 (a)	428	425
Berry Global, Inc.
2021 Term Loan Z, 6.02%, (1 Month USD LIBOR + 1.75%), 07/01/26 (a)	1,858	1,841
Camelot U.S. Acquisition LLC
2020 Incremental Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 10/30/26 (a)	26	26

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Clean Harbors Inc.
2021 Incremental Term Loan B, 6.07%, (1 Month USD LIBOR + 2.00%), 09/21/28 (a)	1,114	1,107
First Advantage Holdings, LLC
2021 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 01/31/27 (a)	191	187
Generac Power Systems, Inc.
2019 Term Loan B, 5.97%, (1 Month Term SOFR + 1.75%), 12/11/26 (a)	109	105
Graham Packaging Company Inc.
2021 Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 08/04/27 (a)	260	255
Standard Industries Inc.
2021 Term Loan B, 6.42%, (3 Month USD LIBOR + 2.25%), 08/05/28 (a)	2,146	2,118
TransDigm, Inc.
2020 Term Loan F, 5.92%, (3 Month USD LIBOR + 2.25%), 06/09/23 (a)	588	580
Univar Inc.
2019 USD Term Loan B5, 6.07%, (1 Month USD LIBOR + 2.00%), 11/08/26 (a)	82	82
Univar Solutions USA Inc.
Term Loan B6, 5.82%, (1 Month USD LIBOR + 1.75%), 05/26/28 (a)	857	852
		9,059
Consumer Staples 0.5%
Energizer Holdings, Inc.
2020 Term Loan, 6.63%, (1 Month USD LIBOR + 2.25%), 12/16/27 (a)	2,884	2,823
Froneri International Ltd.
2020 USD Term Loan, 6.32%, (1 Month USD LIBOR + 2.25%), 01/29/27 (a)	477	464
Rentpath, Inc.
2021 Stub Current Face Term Loan, 0.00%, 12/31/24 (l) (m) (n)	30	—
Reynolds Consumer Products LLC
Term Loan, 5.82%, (1 Month USD LIBOR + 1.75%), 01/30/27 (a)	4,868	4,824
Sunshine Luxembourg VII SARL
2021 Term Loan B3, 7.42%, (3 Month USD LIBOR + 3.75%), 10/02/26 (a)	107	102
United Natural Foods, Inc.
Term Loan B, 7.45%, (1 Month Term SOFR + 3.25%), 10/10/25 (a)	40	39
US Foods, Inc.
2019 Term Loan B, 6.07%, (1 Month USD LIBOR + 2.00%), 08/14/26 (a)	551	544
		8,796
Utilities 0.4%
Calpine Corporation
Term Loan B9, 6.08%, (1 Month USD LIBOR + 2.00%), 03/22/26 (a)	827	815
2019 Term Loan B10, 6.07%, (1 Month USD LIBOR + 2.00%), 08/02/26 (a)	39	38
2020 Term Loan B5, 6.58%, (1 Month USD LIBOR + 2.50%), 12/02/27 (a)	1,378	1,363
Vistra Operations Company LLC
1st Lien Term Loan B3, 5.82%, (1 Month USD LIBOR + 1.75%), 12/11/25 (a)	3,892	3,854
1st Lien Term Loan B3, 6.09%, (1 Month USD LIBOR + 1.75%), 12/11/25 (a)	968	958
		7,028
Real Estate 0.3%
Iron Mountain, Inc.
2018 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 03/02/26 (a)	4,879	4,800
Energy 0.3%
ExGen Renewables IV, LLC
2020 Term Loan, 7.24%, (3 Month USD LIBOR + 2.50%), 12/11/27 (a)	171	169
Pilot Travel Centers LLC
2021 Term Loan B, 6.19%, (1 Month Term SOFR + 2.00%), 07/29/28 (a)	4,418	4,361
Prairie ECI Acquiror LP
Term Loan B, 8.82%, (1 Month USD LIBOR + 4.75%), 03/07/26 (a)	177	171
		4,701
Total Senior Floating Rate Instruments (cost $131,948)		130,047
COMMON STOCKS 0.0%
Utilities 0.0%
El Paso Electric Company (l) (n)	15	283
Frontera Holdings LLC (l) (n)	—	—
Total Common Stocks (cost $179)		283
SHORT TERM INVESTMENTS 7.0%
U.S. Treasury Bill 6.1%
Treasury, United States Department of
2.69%, 01/26/23	50,000	49,871
4.35%, 03/23/23 (d)	21,800	21,597
3.42%, 08/10/23 (d)	35,820	34,855
		106,323
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 3.89% (o) (p)	16,461	16,461
Total Short Term Investments (cost $123,028)		122,784
Total Investments 103.6% (cost $1,918,957)		1,806,002
Other Derivative Instruments (4.2)%		(73,835)
Other Assets and Liabilities, Net 0.6%		11,422
Total Net Assets 100.0%		1,743,589

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(c) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $72,324 and 4.1% of the Fund.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(f) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(g) Convertible security.

(h) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(j) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(k) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(l) Non-income producing security.

(m) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(n) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Financial Statements.

(o) Investment in affiliate.

(p) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Summary of Investments by Country^	Total Long Term Investments
United States of America	84.0%
Cayman Islands	6.9
Ireland	1.0
United Kingdom	0.9
Peru	0.8
Jersey	0.7
Colombia	0.7
Canada	0.6
Chile	0.6
Singapore	0.5
South Korea	0.4
Japan	0.3
Indonesia	0.3
Bermuda	0.3
Malaysia	0.2
France	0.2
India	0.2
Mexico	0.2
Netherlands	0.2
Australia	0.2
Brazil	0.1
Israel	0.1
South Africa	0.1
Switzerland	0.1
Panama	0.1
Qatar	0.1
Spain	0.1
Paraguay	0.1
Kuwait	—
Luxembourg	—
Virgin Islands (British)	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/DoubleLine Shiller Enhanced CAPE Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adani International Container Terminal Private Limited, 3.00%, 02/16/31	08/10/22	618	590	—
Adani Ports and Special Economic Zone Limited, 3.38%, 07/24/24	11/09/21	818	758	—
Adani Ports and Special Economic Zone Limited, 4.00%, 07/30/27	08/01/22	457	436	—
AI Candelaria (Spain), S.L.U, 7.50%, 12/15/28	06/01/22	1,129	1,118	0.1
Axiata SPV2 Berhad, 4.36%, 03/24/26	01/22/21	1,126	1,009	0.1
Banco Bilbao Vizcaya Argentaria Colombia S.A, 4.88%, 04/21/25	02/18/21	942	863	0.1
Banco Continental S.A.E.C.A., 2.75%, 12/10/25	05/27/22	364	357	—
Banco de Credito del Peru, 3.13%, 07/01/30	04/05/21	1,154	1,046	0.1
Banco de Credito del Peru, 3.25%, 09/30/31	06/17/21	199	176	—
Banco Del Estado De Chile, 2.70%, 01/09/25	11/16/21	407	379	—
Banco Internacional Del Peru S.A.A. – Interbank, 6.63%, 03/19/29	12/14/21	567	546	—
Banco Internacional Del Peru S.A.A. – Interbank, 4.00%, 07/08/30	05/13/21	1,294	1,180	0.1
Banco Latinoamericano de Comercio Exterior, S.A., 2.38%, 09/14/25	11/16/21	504	457	—
Banco Mercantil Del Norte S.A, 5.88% (callable at 100, 01/24/27)	09/15/22	428	445	—
Banco Nacional De Comercio Exterior, S.N.C., 2.72%, 08/11/31	08/11/22	354	332	—
Banco Santander-Chile, 2.70%, 01/10/25	11/16/21	508	475	—
Bank Leumi le-Israel B.M., 3.28%, 01/29/31	08/24/22	1,255	1,240	0.1
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 1.88%, 09/18/25	06/01/22	375	366	—
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.35%, 11/12/29	04/04/19	875	867	0.1
Braskem Netherlands Finance B.V., 8.50%, 01/23/81	07/07/22	1,604	1,550	0.1
Camposol SA, 6.00%, 02/03/27	06/16/21	358	210	—
Cencosud S.A., 5.15%, 02/12/25	08/12/22	404	397	—
Corporacion Financiera de Desarrollo S.A., 5.25%, 07/15/29	05/20/21	1,021	963	0.1
CSN Resources S.A., 7.63%, 04/17/26	08/15/22	202	200	—
DBS Group Holdings Ltd, 4.52%, 12/11/28	03/21/22	203	198	—
DBS Group Holdings Ltd, 1.82%, 03/10/31	07/28/21	2,601	2,308	0.1
Empresa Electrica Angamos S.A, 4.88%, 05/25/29	01/10/20	457	402	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/DoubleLine Shiller Enhanced CAPE Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Empresa Electrica Cochrane SpA, 5.50%, 05/14/27	05/11/21	1,048	973	0.1
EQUATE Petrochemical B.V., 4.25%, 11/03/26	11/12/21	644	573	—
Fenix Power Peru S.A., 4.32%, 09/20/27	12/11/20	1,544	1,367	0.1
Galaxy Pipeline Assets Bidco Limited, 1.75%, 09/30/27	02/09/21	2,543	2,326	0.1
GNL Quintero S.A, 4.63%, 07/31/29	08/04/21	1,414	1,282	0.1
Gold Fields Orogen Holding (BVI) Limited, 5.13%, 05/15/24	04/11/22	202	198	—
Gruposura Finance, 5.50%, 04/29/26	06/09/21	844	776	—
Guara Norte S.a r.l., 5.20%, 06/15/34	11/21/22	149	154	—
Hunt Oil USA, Inc., 6.38%, 06/01/28	04/22/22	1,536	1,498	0.1
Inkia Energy Limited, 5.88%, 11/09/27	12/20/21	959	910	0.1
Interoceanica IV Finance Ltd, 0.00%, 11/30/25	12/06/19	140	119	—
Itau Unibanco Holding S.A., 3.88%, 04/15/31	06/10/21	1,715	1,577	0.1
Kallpa Generacion S.A., 4.88%, 05/24/26	05/26/22	589	578	—
KT Corp, 1.00%, 09/01/25	01/27/21	1,005	892	0.1
KT Corp, 2.50%, 07/18/26	07/28/21	208	182	—
LG Chem, Ltd., 3.25%, 10/15/24	05/18/20	1,547	1,443	0.1
MEGlobal Canada ULC, 5.00%, 05/18/25	03/23/22	206	196	—
Mercury Chile Holdco LLC, 6.50%, 01/24/27	04/20/22	1,430	1,431	0.1
Mexico Generadora De Energia, S. De R.L. De C.V., 5.50%, 12/06/32	09/08/22	328	329	—
Millicom International Cellular SA, 6.63%, 10/15/26	03/24/22	453	448	—
Millicom International Cellular SA, 5.13%, 01/15/28	06/21/21	691	627	—
Minejesa Capital B.V., 4.63%, 08/10/30	05/07/21	2,218	1,931	0.1
MV24 Capital B.V., 6.75%, 06/01/34	09/22/22	300	313	—
Orazul Energy Egenor S. Enc. Por A., 5.63%, 04/28/27	07/01/21	1,344	1,186	0.1
Orbia Advance Corporation, S.A.B. de C.V., 1.88%, 05/11/26	05/26/22	551	524	—
Oversea-Chinese Banking Corporation Limited, 1.83%, 09/10/30	10/23/20	1,703	1,528	0.1
Periama Holdings, LLC, 5.95%, 04/19/26	07/26/22	1,019	1,020	0.1
PSA Treasury Pte. Ltd., 2.50%, 04/12/26	02/02/21	623	558	—
PT Freeport Indonesia, 4.76%, 04/14/27	09/15/22	772	768	—
PT Indonesia Asahan Aluminium (Persero), 4.75%, 05/15/25	05/10/22	797	784	0.1
PT Pertamina (Persero), 1.40%, 02/09/26	09/15/21	936	889	0.1
Qatarenergy, 1.38%, 09/12/26	11/02/21	1,485	1,332	0.1
SA Global Sukuk Limited, 1.60%, 06/17/26	08/13/21	1,396	1,250	0.1
Sable International Finance Limited, 5.75%, 09/07/27	06/11/21	2,105	1,918	0.1
Scotiabank Peru S.A.A., 8.59%, 12/13/27	10/16/19	599	591	—
Singtel Group Treasury Pte. Ltd., 2.38%, 10/03/26	05/21/20	1,557	1,377	0.1
Sociedad Quimica Y Minera De Chile S.A., 4.38%, 01/28/25	05/26/22	995	992	0.1
TNB Global Ventures Capital Berhad, 3.24%, 10/19/26	01/14/21	2,790	2,451	0.1
Transportadora de Gas del Peru S.A., 4.25%, 04/30/28	05/20/21	1,372	1,220	0.1
United Overseas Bank Limited, 1.75%, 03/16/31	09/27/21	1,993	1,765	0.1
UPL Corporation Limited, 4.50%, 03/08/28	07/21/22	646	675	—
Vedanta Resources Limited, 7.13%, 05/31/23	01/16/19	498	465	—
VTR Comunicaciones SpA, 5.13%, 01/15/28	06/17/21	1,493	899	0.1
VTR Finance N.V., 6.38%, 07/15/28	04/21/22	187	78	—
		66,798	61,261	3.5

JNL/DoubleLine Shiller Enhanced CAPE Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INDEX
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	06/23/23	90,000	—	(1,010)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	05/12/23	75,000	—	2,668
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	02/10/23	80,000	—	(3,040)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	01/13/23	70,000	—	(2,367)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	04/14/23	55,000	—	(2,807)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	03/03/23	90,000	—	(6,040)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	01/23/23	80,000	—	(6,071)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	05/04/23	60,000	—	3,970
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	02/02/23	75,000	—	(943)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	03/16/23	2,500	—	(195)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	06/08/23	70,000	—	(5,467)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	03/16/23	97,000	—	(9,292)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	04/20/23	85,000	—	(85)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	04/06/23	80,000	—	(1,977)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	06/15/23	75,000	—	(2,607)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.38% (MT)	BOA	02/16/23	75,000	—	(1,029)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.38% (MT)	BOA	01/26/23	75,000	—	(66)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/DoubleLine Shiller Enhanced CAPE Fund — OTC Total Return Swap Agreements (continued)
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	01/04/23	80,000	—	(6,486)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	03/22/23	90,000	—	(13,019)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	02/15/23	75,000	—	(3,905)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	05/26/23	75,000	—	(5,712)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	05/19/23	55,000	—	(2,517)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	04/26/23	55,000	—	1,304
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	06/30/23	75,000	—	(2,607)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	03/08/23	90,000	—	(4,535)
					—	(73,835)

‡Shiller Barclays CAPE US Sector Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE Ratio (the "Relative CAPE Indicator") and that possess relatively strong price momentum over the period of six months. Each U.S. sector is represented by an ETF that invests primarily in equity securities of companies in the relevant sector. The components of the index are publicly available at

https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E;tab=constituents.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DoubleLine Shiller Enhanced CAPE Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	912,260	—	912,260
Government And Agency Obligations	—	412,584	—	412,584
Corporate Bonds And Notes	—	228,044	—	228,044
Senior Floating Rate Instruments	—	130,047	—	130,047
Common Stocks	—	—	283	283
Short Term Investments	16,461	106,323	—	122,784
	16,461	1,789,258	283	1,806,002
Assets - Investments in Other Financial Instruments[1]
OTC Total Return Swap Agreements	—	7,942	—	7,942
	—	7,942	—	7,942
Liabilities - Investments in Other Financial Instruments[1]
OTC Total Return Swap Agreements	—	(81,777)	—	(81,777)
	—	(81,777)	—	(81,777)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/DoubleLine Total Return Fund
GOVERNMENT AND AGENCY OBLIGATIONS 58.9%
Mortgage-Backed Securities 28.5%
Federal Home Loan Mortgage Corporation
3.00%, 06/01/43 - 03/01/52	76,186	68,807
4.00%, 09/01/43 - 02/01/44	4,030	3,914
3.50%, 02/01/46 - 05/01/52	31,009	28,482
2.50%, 09/01/50 - 12/01/50	21,344	18,231
4.50%, 08/01/52	8,334	8,041
Federal National Mortgage Association, Inc.
4.50%, 04/01/26 - 06/01/52	14,988	14,481
2.48%, 11/01/29	25,000	21,912
1.90%, 05/01/30	25,000	20,835
1.88%, 02/01/32	10,000	8,011
2.63%, 04/01/32	62,149	52,034
1.83%, 11/01/33	6,300	4,792
3.00%, 03/01/35 - 04/01/51	53,846	48,214
1.50%, 05/01/36	16,139	14,097
2.00%, 05/01/36 - 02/01/51	72,926	61,793
3.50%, 09/01/43 - 04/01/52	62,415	57,464
2.20%, 09/01/46	26,579	19,905
4.00%, 08/01/47 - 07/01/52	37,188	35,464
2.50%, 09/01/50 - 03/01/51	72,776	62,376
Government National Mortgage Association
3.50%, 10/20/45	1,381	1,272
2.50%, 08/20/51	36,326	31,319
		581,444
Collateralized Mortgage Obligations 14.2%
Federal Home Loan Mortgage Corporation
Series A-4260, REMIC, 3.00%, 02/15/32	1,995	1,947
Series AY-4092, REMIC, 3.00%, 08/15/32	8,200	7,521
Series EY-4215, REMIC, 3.00%, 06/15/33	10,000	9,073
Series UB-4247, REMIC, 3.00%, 09/15/33	6,199	5,696
Series EB-4247, REMIC, 3.50%, 09/15/33	5,000	4,788
Series GA-4376, REMIC, 3.00%, 04/15/40	107	106
Interest Only, Series SP-3770, REMIC, 2.18%, (6.50% - (1 Month USD LIBOR * 1)), 11/15/40 (a)	470	10
Interest Only, Series SM-3780, REMIC, 2.18%, (6.50% - (1 Month USD LIBOR * 1)), 12/15/40 (a)	5,966	589
Series KA-4366, REMIC, 3.00%, 03/15/41	777	766
Series SL-4061, REMIC, 0.47%, (7.06% - (1 Month USD LIBOR * 1.75)), 06/15/42 (a)	36	24
Series KM-4141, REMIC, 1.75%, 12/15/42	8,911	7,634
Series CS-4156, REMIC, 0.46%, (5.40% - (1 Month USD LIBOR * 1.2)), 01/15/43 (a)	3,279	2,272
Series UZ-4508, REMIC, 3.00%, 07/15/43	515	399
Series ZX-4404, REMIC, 4.00%, 04/15/44	58,576	56,244
Series AB-4533, REMIC, 3.00%, 06/15/44	2,968	2,785
Series CA-4573, REMIC, 3.00%, 11/15/44	10,196	9,564
Series LZ-4410, REMIC, 4.00%, 11/15/44	2,055	1,923
Series KZ-4440, REMIC, 3.00%, 02/15/45	13,601	11,802
Series DZ-4894, REMIC, 3.50%, 06/15/49	5,941	5,501
Interest Only, Series MS-4291, REMIC, 1.58%, (5.90% - (1 Month USD LIBOR * 1)), 01/15/54 (a)	2,169	211
Federal National Mortgage Association, Inc.
Interest Only, Series 2010-CS-134, REMIC, 2.29%, (6.68% - (1 Month USD LIBOR * 1)), 12/25/25 (a)	199	2
Series 2013-QZ-54, REMIC, 3.00%, 06/25/33	190	167
Series 2013-WB-100, REMIC, 3.00%, 10/25/33	17,433	16,413
Interest Only, Series 2005-S-2, REMIC, 2.21%, (6.60% - (1 Month USD LIBOR * 1)), 02/25/35 (a)	3,020	221
Interest Only, Series 2011-PS-84, REMIC, 2.21%, (6.60% - (1 Month USD LIBOR * 1)), 01/25/40 (a)	382	1
Series 2010-KD-120, REMIC, 4.00%, 10/25/40	279	269
Series 2013-PB-59, REMIC, 2.00%, 09/25/41	1,591	1,483
Interest Only, Series 2011-ES-93, REMIC, 2.11%, (6.50% - (1 Month USD LIBOR * 1)), 09/25/41 (a)	1,029	110
Series 2014-KZ-11, REMIC, 2.50%, 10/25/41	3,854	3,396
Interest Only, Series 2018-ST-25, REMIC, 1.66%, (6.05% - (1 Month USD LIBOR * 1)), 03/25/42 (a)	7,578	604
Series 2012-BZ-14, REMIC, 4.00%, 03/25/42	834	797
Series 2012-Z-31, REMIC, 4.00%, 04/25/42	806	770
Series 2012-CZ-87, REMIC, 3.00%, 08/25/42	12,053	10,916
Series 2015-AC-88, REMIC, 3.00%, 04/25/43	1,987	1,913
Series 2016-A-9, REMIC, 3.00%, 09/25/43	87	86
Series 2013-AZ-133, REMIC, 4.00%, 01/25/44	14,416	13,762
Series 2016-PA-81, REMIC, 3.00%, 02/25/44	1,383	1,334
Series 2014-GZ-85, REMIC, 3.00%, 12/25/44	12,775	11,107
Series 2015-CE-78, REMIC, 2.50%, 11/25/45	11,976	11,104
Series 2017-ZC-4, REMIC, 3.50%, 02/25/47	10,960	10,359
Series 2022-DZ-18, REMIC, 3.50%, 04/25/52	10,266	7,861
Series 2022-ZQ-16, REMIC, 3.50%, 04/25/52	7,843	6,060
Government National Mortage Association REMIC Trust 2020-095
Interest Only, Series 2020-IH-86, REMIC, 3.00%, 06/20/50	14,858	2,077
Interest Only, Series 2020-WI-86, REMIC, 3.00%, 06/20/50	28,693	4,400
Government National Mortgage Association
Interest Only, Series 2010-PS-116, REMIC, 1.75%, (6.10% - (1 Month USD LIBOR * 1)), 03/20/40 (a)	803	4
Series 2012-Z-32, REMIC, 3.50%, 03/20/42	1,145	1,089
Interest Only, Series 2022-SA-22, REMIC, 0.00%, (3.60% - (SOFR 30-Day Average * 1)), 08/20/50 (a)	13,523	284
Series 2022-BZ-174, REMIC, 3.50%, 08/20/50	20,044	16,774
Interest Only, Series 2020-IE-160, REMIC, 2.50%, 10/20/50	43,412	5,574
Interest Only, Series 2020-SB-185, REMIC, 1.95%, (6.30% - (1 Month USD LIBOR * 1)), 12/20/50 (a)	43,922	5,663
Interest Only, Series 2021-IM-15J, REMIC, 2.50%, 01/20/51	54,072	7,010
Interest Only, Series 2021-IB-30, REMIC, 2.50%, 02/20/51	29,390	4,010
Interest Only, Series 2021-IM-24, REMIC, 3.00%, 02/20/51	17,367	2,609
Interest Only, Series 2021-S-59, REMIC, 0.00%, (2.60% - (SOFR 30-Day Average * 1)), 04/20/51 (a)	19,638	270
Interest Only, Series 2021-SL-58, REMIC, 0.00%, (3.75% - (1 Month USD LIBOR * 1)), 04/20/51 (a)	60,242	1,922
Interest Only, Series 2021-IK-114, REMIC, 3.00%, 06/20/51	41,818	6,370
Government National Mortgage Association Guaranteed REMIC Pass-Through Securities
Interest Only, Series 2022-IO-83, REMIC, 2.50%, 11/20/51	32,596	4,326
		289,972
U.S. Treasury Bond 13.1%
Treasury, United States Department of
2.38%, 05/15/51	100,000	71,875
3.00%, 08/15/52	235,000	194,536
		266,411
Commercial Mortgage-Backed Securities 2.7%
Federal National Mortgage Association, Inc.
Series 2022-A1X-M4, REMIC, 2.46%, 05/25/30 (a)	20,189	18,381
Interest Only, Series 2020-X1-M15, REMIC, 1.48%, 09/25/31 (a)	40,214	2,253
Government National Mortgage Association
Interest Only, Series 2021-IO-84, REMIC, 0.79%, 04/16/61 (a)	78,325	4,785
Interest Only, Series 2022-IO-14, REMIC, 0.66%, 12/16/61 (a)	38,785	2,102
Interest Only, Series 2021-IO-20, REMIC, 1.14%, 08/16/62 (a)	63,705	5,020
Interest Only, REMIC, 0.82%, 02/16/63 (a)	56,347	3,611
Interest Only, Series 2021-IO-52, REMIC, 0.72%, 04/16/63 (a)	67,989	3,613
Interest Only, Series 2021-IO-45, REMIC, 0.81%, 04/16/63 (a)	11,316	717
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Interest Only, Series 2021-IO-22, REMIC, 0.98%, 05/16/63 (a)	18,631	1,333
Interest Only, Series 2021-IO-129, REMIC, 0.99%, 06/16/63 (a)	81,724	6,027
Interest Only, Series 2021-IO-79, REMIC, 0.91%, 08/16/63 (a)	43,645	2,924
Interest Only, Series 2022-IO-130, REMIC, 0.38%, 11/16/63 (a)	80,296	3,617
Interest Only, Series 2022-IO-118, REMIC, 0.64%, 06/16/64 (a)	29,525	1,710
		56,093
U.S. Treasury Note 0.4%
Treasury, United States Department of
4.13%, 11/15/32	7,100	7,242
Total Government And Agency Obligations (cost $1,382,391)		1,201,162
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 38.7%
ABFC 2007-WMC1 Trust
Series 2007-A1A-WMC1, REMIC, 5.64%, (1 Month USD LIBOR + 1.25%), 06/25/37 (a) (b)	3,633	2,395
Affirm Asset Securitization Trust 2020-Z1
Series 2020-A-Z1, 3.46%, 10/15/24	388	386
Affirm Asset Securitization Trust 2021-B
Series 2021-C-B, 1.40%, 04/15/24	3,750	3,419
Aircraft Lease Securitisation Limited
Series 2007-2F5-M1, REMIC, 4.15%, 12/25/28 (a) (b)	2,478	2,063
Ajax Mortgage Loan Trust 2019-G
Series 2019-A-G, REMIC, 3.00%, 09/25/59 (b)	5,377	5,529
Aligned Data Centers Issuer, LLC
Series 2021-A2-1A, 1.94%, 08/17/26	5,000	4,259
Series 2021-B-1A, 2.48%, 08/17/26	4,000	3,294
Alternative Loan Trust
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	1,500	901
Alternative Loan Trust 2005-43
Series 2005-A2-23CB, REMIC, 5.50%, 07/25/35	1,883	1,594
Alternative Loan Trust 2006-15CB
Series 2006-1A7-23CB, REMIC, 6.00%, 08/25/36	1,202	1,108
Alternative Loan Trust 2006-OC8
Series 2006-1A2-OC8, REMIC, 4.71%, (1 Month USD LIBOR + 0.32%), 11/25/36 (a) (b)	3,582	3,004
Alternative Loan Trust 2007-3T1
Series 2007-1A6-3T1, REMIC, 6.25%, 04/25/37	11,131	5,718
Alternative Loan Trust 2007-5CB
Interest Only, Series 2007-1A5-5CB, REMIC, 1.01%, (5.40% - (1 Month USD LIBOR * 1)), 04/25/37 (a)	3,255	241
Series 2007-1A6-5CB, REMIC, 4.99%, (1 Month USD LIBOR + 0.60%), 04/25/37 (a)	3,255	1,529
AMSR 2019-SFR1 Trust
Series 2019-E-SFR1, REMIC, 3.47%, 01/20/27	3,300	2,800
Anchorage Capital CLO 2018-10, Ltd.
Series 2018-A1A-10A, 5.28%, (3 Month USD LIBOR + 1.20%), 10/15/31 (a)	2,000	1,973
Apidos CLO XII
Series 2013-CR-12A, 5.88%, (3 Month USD LIBOR + 1.80%), 04/15/31 (a)	1,000	940
Apidos CLO XXXIX
Series 2022-A1-39A, 5.29%, (3 Month Term SOFR + 1.30%), 04/23/35 (a)	2,000	1,970
Aqua Finance Trust 2017-A
Series 2017-A-A, 3.72%, 10/15/24	714	704
Atrium Hotel Portfolio Trust 2017-Atrm
Series 2017-E-ATRM, REMIC, 7.62%, (1 Month USD LIBOR + 3.05%), 12/15/36 (a) (b)	2,378	2,105
Banc of America Alternative Loan Trust 2006-4
Series 2006-5CB1-4, REMIC, 6.50%, 05/25/36	2,971	2,627
Bank 2020-BNK25
Series 2020-AS-BN25, REMIC, 2.84%, 01/17/30	306	255
BBCMS 2017-DELC Mortgage Trust
Series 2017-E-DELC, REMIC, 6.94%, (1 Month USD LIBOR + 2.63%), 08/15/36 (a) (b)	1,660	1,610
Series 2017-F-DELC, REMIC, 7.94%, (1 Month USD LIBOR + 3.63%), 08/15/36 (a) (b)	1,653	1,588
BBCMS 2018-TALL Mortgage Trust
Series 2018-F-TALL, REMIC, 7.55%, (1 Month USD LIBOR + 3.24%), 03/16/37 (a) (b)	6,125	3,712
BBCMS Mortgage Trust 2021-C10
Interest Only, Series 2021-XA-C10, REMIC, 1.30%, 07/17/54 (a)	22,752	1,637
BBCMS Mortgage Trust 2021-C11
Interest Only, Series 2021-XA-C11, REMIC, 1.38%, 09/17/54 (a)	43,095	3,307
BBCMS Mortgage Trust 2021-C12
Interest Only, Series 2021-XA-C12, REMIC, 0.96%, 11/18/54 (a)	12,457	695
BBCMS Mortgage Trust 2021-C9
Interest Only, Series 2021-XA-C9, REMIC, 1.63%, 02/18/54 (a)	35,748	3,204
BBCMS Trust 2018-CBM
Series 2018-A-CBM, REMIC, 5.32%, (1 Month USD LIBOR + 1.00%), 07/15/37 (a) (b)	1,599	1,533
Bear Stearns Asset Backed Securities I LLC
Series 2006-21A3-AC2, REMIC, 6.00%, 03/25/36	353	343
Benchmark 2018-B7 Mortgage Trust
Interest Only, Series 2018-XA-B7, REMIC, 0.43%, 05/16/53 (a)	90,128	1,518
Benchmark 2020-B19 Mortgage Trust
Interest Only, Series 2020-XA-B19, REMIC, 1.77%, 09/17/53 (a)	36,311	2,778
Benchmark 2021-B27 Mortgage Trust
Interest Only, Series 2021-XA-B27, REMIC, 1.27%, 07/17/54 (a)	20,268	1,423
Benchmark 2021-B29 Mortgage Trust
Interest Only, Series 2021-XB-B29, REMIC, 0.70%, 09/17/54 (a)	38,734	1,817
BlueMountain CLO 2014-2 Ltd
Series 2014-BR2-2A, 5.99%, (3 Month USD LIBOR + 1.75%), 10/21/30 (a)	3,000	2,864
Bravo Residential Funding Trust 2020-RPL1
Series 2020-M1-RPL1, REMIC, 3.25%, 05/25/59 (a)	4,500	3,885
Bravo Residential Funding Trust 2021-A
Series 2021-A1-A, 1.99%, 01/25/24 (b)	7,855	7,222
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-E-VOLT, REMIC, 6.32%, (1 Month USD LIBOR + 2.00%), 09/15/23 (a)	3,062	2,849
Series 2021-F-VOLT, REMIC, 6.72%, (1 Month USD LIBOR + 2.40%), 09/15/23 (a)	3,062	2,818
BX Commercial Mortgage Trust 2021-XL2
Series 2021-E-XL2, REMIC, 6.16%, (1 Month USD LIBOR + 1.85%), 10/16/23 (a)	4,132	3,885
BX Trust 2017-APPL
Series 2017-E-SLCT, REMIC, 7.47%, (1 Month USD LIBOR + 3.15%), 07/17/34 (a) (b)	970	956
BX Trust 2019-OC11
Series 2019-E-OC11, REMIC, 3.94%, 12/11/29 (a)	4,941	3,733
BX Trust 2021-RISE
Series 2021-D-RISE, REMIC, 6.07%, (1 Month USD LIBOR + 1.75%), 11/15/23 (a)	1,084	1,019
CAL Funding IV Ltd
Series 2020-A-1A, REMIC, 2.22%, 03/27/28	2,426	2,143
Carlyle Global Market Strategies Euro CLO 2016-1 Designated Activity Company
Series 2016-A1R2-1A, 5.38%, (3 Month USD LIBOR + 1.14%), 04/20/34 (a)	2,000	1,947
Carrington Mortgage Loan Trust, Series 2007-RFC1
Series 2007-A3-RFC1, REMIC, 4.53%, (1 Month USD LIBOR + 0.14%), 09/25/36 (a) (b)	3,340	3,198
CD 2017-CD6 Mortgage Trust
Series 2017-C-CD6, REMIC, 4.23%, 11/15/27 (a)	243	206
CFCRE 2016-C4 Mortgage Trust
Interest Only, Series 2016-XA-C4, REMIC, 1.61%, 05/10/58 (a)	72,212	2,844
Chase Mortgage Finance Trust Series 2006-S2
Series 2006-2A1-S2, REMIC, 6.00%, 10/25/36	6,600	2,908

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
CHL Mortgage Pass-Through Trust 2006-18
Series 2006-1A35-20, REMIC, 6.00%, 02/25/37	2,119	1,150
CHL Mortgage Pass-Through Trust 2007-8
Series 2007-1A5-8, REMIC, 5.44%, 01/25/38	2,139	1,003
Citigroup Commercial Mortgage Trust 2014-GC21
Interest Only, Series 2014-XA-GC21, REMIC, 1.12%, 05/10/47 (a)	20,331	224
Citigroup Commercial Mortgage Trust 2016-GC36
Interest Only, Series 2016-XA-GC36, REMIC, 1.21%, 02/12/49 (a)	19,425	574
Citigroup Commercial Mortgage Trust 2016-P3
Interest Only, Series 2016-XA-P3, REMIC, 1.66%, 04/16/49 (a)	14,818	534
Citigroup Mortgage Loan Trust 2007-AR8
Series 2007-1A1A-AR8, REMIC, 3.31%, 07/25/47 (a)	1,494	1,244
Citigroup Mortgage Loan Trust 2021-JL1
Series 2021-A-JL1, REMIC, 2.75%, 02/25/62 (a)	1,464	1,313
CLNC 2019-FL1, Ltd.
Series 2019-A-FL1, 5.17%, (SOFR 30-Day Average + 1.36%), 09/19/25 (a)	1,171	1,142
Cmalt (Citimortgage Alternative Loan Trust), Series 2006-A4
Series 2006-1A1-A4, REMIC, 6.00%, 09/25/36	1,160	970
CMALT (Citimortgage Alternative Loan Trust), Series 2007-A5
Series 2007-1A11-A5, REMIC, 6.00%, 05/25/37	921	834
COMM 2013-CCRE12 Mortgage Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.06%, 10/15/46 (a)	27,993	149
COMM 2014-CCRE17 Mortgage Trust
Interest Only, Series 2014-XA-CR17, REMIC, 0.95%, 05/10/47 (a)	26,692	233
COMM 2014-CCRE19 Mortgage Trust
Series 2014-C-CR19, REMIC, 4.70%, 08/12/24 (a)	1,163	1,080
COMM 2015-Ccre26 Mortgage Trust
Interest Only, Series 2015-XA-CR26, REMIC, 0.90%, 10/13/48 (a)	25,268	484
COMM 2015-DC1 Mortgage Trust
Interest Only, Series 2015-XA-DC1, REMIC, 0.98%, 02/12/48 (a)	19,827	298
COMM 2016-DC2 Mortgage Trust
Series 2016-C-DC2, REMIC, 4.66%, 02/12/26 (a)	1,340	1,200
Interest Only, Series 2016-XA-DC2, REMIC, 0.94%, 02/12/49 (a)	14,833	341
COMM 2018-HCLV Mortgage Trust
Series 2018-A-HCLV, REMIC, 5.32%, (1 Month USD LIBOR + 1.10%), 09/15/33 (a)	3,070	2,859
Commonbond Student Loan Trust 2018-B-GS
Series 2018-C-BGS, REMIC, 4.12%, 08/25/28	90	81
Credit Suisse First Boston Mortgage Acceptance Corp.
Series 2005-7A1-11, REMIC, 6.00%, 12/25/35	5,555	3,133
Credit Suisse Securities (USA) LLC
Series 2005-3A2-9, REMIC, 6.00%, 10/25/35	4,001	1,376
Series 2006-2A3-2, REMIC, 6.00%, 03/25/36	2,235	995
CSAIL 2015-C1 Commercial Mortgage Trust
Interest Only, Series 2015-XA-C1, REMIC, 0.82%, 04/15/50 (a)	17,672	219
CSAIL 2015-C4 Commercial Mortgage Trust
Series 2015-C-C4, REMIC, 4.56%, 11/18/25 (a)	1,911	1,724
CSAIL 2019-C16 Commercial Mortgage Trust
Interest Only, Series 2019-XA-C16, REMIC, 1.55%, 06/17/52 (a)	8,921	630
CSMC 2020-SPT1 Trust
Series 2020-M1-SPT1, REMIC, 3.39%, 07/25/24 (a)	7,000	5,722
CSMC 2021-B33
Series 2021-A1-B33, REMIC, 3.05%, 10/10/31	977	838
Series 2021-A2-B33, REMIC, 3.17%, 10/10/31	3,482	2,732
CSMC 2021-JR1 Trust
Series 2021-A1-JR1, REMIC, 2.46%, 04/25/24 (a)	513	479
CSMC 2021-JR2 Trust
Series 2021-A1-JR2, REMIC, 2.22%, 09/25/24 (a)	7,252	6,610
CSMCM Trust
Interest Only, Series 2018-CERT-SP3, 2.33%, 09/25/58 (a)	17,793	14,377
CVP CLO 2017-2 Ltd
Series 2017-A-2A, 5.43%, (3 Month USD LIBOR + 1.19%), 01/21/31 (a) (c)	2,000	1,970
Databank Issuer, LLC
Series 2021-A2-1A, REMIC, 2.06%, 02/25/26	2,000	1,728
DBJPM 2016-C1 Mortgage Trust
Interest Only, Series 2016-XA-C1, REMIC, 1.37%, 05/12/49 (a)	20,645	698
DBUBS 2017-BRBK Mortgage Trust
Series 2017-F-BRBK, REMIC, 3.53%, 10/11/24 (a)	4,600	4,019
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-2
Series 2007-2A1-2, REMIC, 4.99%, (1 Month USD LIBOR + 0.30%), 09/25/47 (a) (b)	10,843	8,974
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-Ar1
Series 2006-1A3-AR1, REMIC, 5.05%, (1 Month USD LIBOR + 0.66%), 02/25/36 (a) (b)	8,645	8,009
DOLP Trust 2021-NYC
Series 2021-D-NYC, REMIC, 3.70%, 05/12/31	1,000	653
Series 2021-E-NYC, REMIC, 3.70%, 05/12/31	1,000	627
Dryden 53 CLO Ltd., Series 2017-53A
Series 2017-B-53A, 5.48%, (3 Month USD LIBOR + 1.40%), 01/15/31 (a)	1,000	964
Elevation CLO 2018-9, Ltd.
Series 2018-A1-9A, 5.20%, (3 Month USD LIBOR + 1.12%), 07/15/31 (a)	2,500	2,445
First Franklin Mortgage Loan Trust, Series 2007-FF2
Series 2007-A1-FF2, REMIC, 4.53%, (1 Month USD LIBOR + 0.14%), 07/25/23 (a) (b)	5,443	2,972
First Horizon Mortgage Pass-Through Trust 2006-AR1
Series 2006-1A2-FA2, REMIC, 6.00%, 05/25/36	2,653	1,270
FirstKey Homes 2020-SFR1 Trust
Series 2020-D-SFR1, 2.24%, 09/17/25	5,100	4,555
FMC GMSR Issuer Trust
Series 2021-A-GT1, 3.62%, 07/25/26 (b)	10,500	8,663
Series 2021-A-GT2, 3.85%, 10/25/26	11,300	9,302
FS Rialto 2021-FL2 Issuer, Ltd.
Series 2021-A-FL2, 5.55%, (1 Month USD LIBOR + 1.22%), 05/18/38 (a) (b)	3,500	3,324
Galaxy XXII CLO Ltd
Series 2016-ARR-22A, 5.28%, (3 Month USD LIBOR + 1.20%), 04/17/34 (a)	4,500	4,376
Global SC Finance VI SRL
Series 2020-A-1A, 2.17%, 10/17/40	1,500	1,327
Goodgreen 2020-1 Trust
Series 2020-A-1A, 2.63%, 04/15/55	2,853	2,500
Grace Trust
Series 2020-D-GRCE, REMIC, 2.68%, 12/12/30 (a)	1,845	1,265
Great Wolf Trust 2019-WOLF
Series 2019-E-WOLF, REMIC, 7.05%, (1 Month USD LIBOR + 2.73%), 12/15/36 (a) (b)	3,908	3,698
Series 2019-F-WOLF, REMIC, 7.45%, (1 Month USD LIBOR + 3.13%), 12/15/36 (a) (b)	3,908	3,664
GS Mortgage Securities Corp Trust 2018-TWR
Series 2018-A-TWR, REMIC, 5.22%, (1 Month USD LIBOR + 0.90%), 07/15/31 (a)	436	402
Series 2018-D-TWR, REMIC, 5.92%, (1 Month USD LIBOR + 1.60%), 07/15/31 (a)	1,000	862
Series 2018-E-TWR, REMIC, 6.42%, (1 Month USD LIBOR + 2.10%), 07/15/31 (a)	1,000	843
Series 2018-F-TWR, REMIC, 7.12%, (1 Month USD LIBOR + 2.80%), 07/15/31 (a)	1,000	823
Series 2018-G-TWR, REMIC, 8.24%, (1 Month USD LIBOR + 3.92%), 07/15/31 (a)	1,000	783

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
GS Mortgage Securities Corp.
Series 2006-AF5B-7, REMIC, 6.22%, 03/25/46 (b)	4,010	1,546
GS Mortgage Securities Trust 2014-GC24
Interest Only, Series 2014-XA-GC24, REMIC, 0.71%, 09/12/47 (a)	37,577	342
GS Mortgage Securities Trust 2015-GC34
Series 2015-B-GC34, REMIC, 4.47%, 10/10/25 (a)	782	710
Interest Only, Series 2015-XA-GC34, REMIC, 1.20%, 10/13/48 (a)	21,161	567
GS Mortgage Securities Trust 2015-GS1
Interest Only, Series 2015-XA-GS1, REMIC, 0.76%, 11/13/48 (a)	32,408	590
GS Mortgage Securities Trust 2016-GS3
Interest Only, Series 2016-XA-GS3, REMIC, 1.20%, 10/13/49 (a)	23,583	799
GS Mortgage Securities Trust 2017-GS7
Series 2017-C-GS7, REMIC, 4.24%, 07/12/27	4,800	4,082
Interest Only, Series 2017-C-2, REMIC, 1.08%, 08/12/50 (a)	32,530	1,216
GS Mortgage Securities Trust 2018-GS9
Series 2018-C-GS9, REMIC, 4.36%, 03/10/28 (a)	2,000	1,645
GS Mortgage Securities Trust 2019-GC38
Interest Only, Series 2019-XA-GC38, REMIC, 0.95%, 02/12/52 (a)	43,285	1,848
GS Mortgage Securities Trust 2020-GC45
Interest Only, Series 2020-XA-GC45, REMIC, 0.67%, 02/14/53 (a)	48,701	1,582
GSR Mortgage Loan Trust 2006-OA1
Series 2006-3A2-OA1, REMIC, 2.79%, (COFI 11D (11th District Cost of Funds) + 1.50%), 08/25/46 (a)	12,564	1,889
Gulf Stream Meridian 4 Ltd
Series 2021-A1-4A, 5.28%, (3 Month USD LIBOR + 1.20%), 07/17/34 (a)	2,500	2,442
Halcyon Loan Advisors Funding 2013-2 Ltd.
Series 2013-D-2A, 8.24%, (3 Month USD LIBOR + 3.80%), 08/01/25 (a)	535	428
HalseyPoint CLO I, Ltd
Series 2019-B1-1A, 6.44%, (3 Month USD LIBOR + 2.20%), 01/20/33 (a)	3,000	2,914
Hayfin Kingsland VIII Ltd
Series 2018-A-8A, 5.36%, (3 Month USD LIBOR + 1.12%), 04/21/31 (a)	2,000	1,967
HERO Funding Trust 2016-4A
Series 2016-A2-4A, REMIC, 4.29%, 09/20/37	2,049	1,976
Home Partners of America 2018-1 Trust
Series 2021-D-1, REMIC, 2.48%, 09/19/29	2,279	1,782
Series 2021-E-1, REMIC, 2.58%, 09/19/29	1,042	806
Series 2021-F-1, REMIC, 3.33%, 09/19/29	1,200	916
Homeward Opportunities Fund Trust 2020-BPL1
Series 2020-A1-BPL1, 3.23%, 08/25/23 (b)	3,790	3,781
Hospitality Investors Trust, Inc.
Series 2019-F-HIT, REMIC, 7.47%, (1 Month USD LIBOR + 3.15%), 11/17/36 (a)	2,657	2,490
HSI Asset Securitization Corporation Trust 2007-NC1
Series 2007-A2-NC1, REMIC, 4.53%, (1 Month USD LIBOR + 0.14%), 04/25/37 (a) (b)	2,074	1,247
Series 2007-A4-NC1, REMIC, 4.67%, (1 Month USD LIBOR + 0.28%), 04/25/37 (a) (b)	9,762	5,942
IndyMac INDA Mortgage Loan Trust 2006-AR2
Series 2006-4A1-AR2, REMIC, 3.27%, 09/25/36 (a)	979	855
IndyMac MBS, Inc.
Series 2005-A6-A8CB, REMIC, 5.00%, 07/25/35	7,158	4,322
Ixis Real Estate Capital Trust 2006-HE1
Series 2006-A4-HE1, REMIC, 4.99%, (1 Month USD LIBOR + 0.60%), 03/25/36 (a) (b)	4,391	2,261
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2018-E-BCON, REMIC, 3.76%, 01/06/23 (a)	1,187	1,131
Series 2022-A-NLP, REMIC, 4.93%, (1 Month Term SOFR + 0.60%), 04/15/37 (a)	3,484	3,223
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series 2018-FFX-WPT, REMIC, 5.36%, 07/07/23 (a)	2,666	2,315
J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP
Series 2020-E-LOOP, REMIC, 3.86%, 12/07/26	2,666	1,750
J.P. Morgan Mortgage Acquisition Trust 2006-HE3
Series 2006-A3-HE3, REMIC, 4.61%, (1 Month USD LIBOR + 0.22%), 01/25/34 (a) (b)	4,783	4,150
Series 2006-A4-HE3, REMIC, 4.71%, (1 Month USD LIBOR + 0.32%), 07/25/36 (a) (b)	1,788	1,558
Series 2006-A5-HE3, REMIC, 4.87%, (1 Month USD LIBOR + 0.48%), 11/25/36 (a) (b)	4,624	4,049
Jamestown CLO Ltd
Series 2018-A1-6RA, 5.51%, (3 Month USD LIBOR + 1.15%), 04/25/30 (a) (c)	2,954	2,913
Series 2018-A2A-6RA, 6.14%, (3 Month USD LIBOR + 1.78%), 04/25/30 (a)	1,000	967
JP Morgan Mortgage Acquisition Trust 2006-WMC4
Series 2006-A5-WMC4, REMIC, 4.60%, (1 Month USD LIBOR + 0.21%), 12/25/36 (a) (b)	21,761	10,880
JP Morgan Resecuritization Trust Series 2009-10
Series 2009-4A2-10, REMIC, 1.58%, 03/26/37 (a)	1,164	1,141
JPMBB Commercial Mortgage Securities Trust 2014-C21
Series 2014-B-C21, REMIC, 4.34%, 07/17/24 (a)	1,469	1,392
Series 2014-C-C21, REMIC, 4.64%, 07/17/24 (a)	2,000	1,841
JPMBB Commercial Mortgage Securities Trust 2015-C31
Series 2015-C-C32, REMIC, 4.65%, 10/20/25 (a)	2,065	1,464
JPMBB Commercial Mortgage Securities Trust 2015-C33
Series 2015-C-C33, REMIC, 4.62%, 11/18/25 (a)	2,224	1,961
JPMCC Commercial Mortgage Securities Trust 2016-JP2
Series 2016-B-JP2, REMIC, 3.46%, 07/17/26	5,081	4,286
JPMDB Commercial Mortgage Securities Trust 2016-C2
Interest Only, Series 2016-XA-C2, REMIC, 1.49%, 06/17/49 (a)	18,378	668
JPMDB Commercial Mortgage Securities Trust 2019-COR6
Series 2019-AS-COR6, REMIC, 3.41%, 11/15/29	4,415	3,806
JPMDB Commercial Mortgage Securities Trust 2020-COR7
Series 2020-B-COR7, REMIC, 3.29%, 03/15/30 (a)	4,562	3,611
Interest Only, Series 2020-XA-COR7, REMIC, 1.65%, 05/15/53 (a)	38,896	2,908
Labrador Aviation Finance Limited
Series 2016-A1-1A, 4.30%, 01/15/24 (b)	12,619	10,007
LHome Mortgage Trust 2021-RTL2
Series 2021-A2-RTL2, 2.78%, 06/25/26	6,000	5,245
Loancore 2019-CRE2 Issuer Ltd.
Series 2019-AS-CRE2, 5.82%, (1 Month USD LIBOR + 1.50%), 02/15/24 (a)	3,117	3,098
LSTAR Commercial Mortgage Trust 2017-5
Interest Only, Series 2017-X-5, REMIC, 0.79%, 03/11/50 (a)	32,605	670
Madison Park Funding XVIII, Ltd.
Series 2015-DR-18A, 7.23%, (3 Month USD LIBOR + 2.95%), 10/21/30 (a)	1,500	1,356
Master Asset Securitization Trust
Series 2006-1A13-1, REMIC, 5.75%, 05/25/36	2,212	1,518
MASTR Adjustable Rate Mortgages Trust 2007-R5
Series 2007-A1-R5, REMIC, 3.60%, 11/25/35 (a)	12,017	8,108
MASTR Alternative Loan Trust 2007-1
Series 2007-2A1-1, REMIC, 6.50%, 10/25/36	2,642	965
ME Funding LLC 2019-1
Series 2019-A2-1, 6.45%, 07/30/24	6,305	6,114

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
MED Trust 2021-MDLN
Series 2021-G-MDLN, REMIC, 9.57%, (1 Month USD LIBOR + 5.25%), 11/15/23 (a)	4,422	3,997
Merrill Lynch Alternative Note Asset Trust Series
Series 2007-1A1-OAR5, REMIC, 3.04%, 10/25/47 (a)	10,363	3,433
Merrill Lynch Mortgage Capital Inc.
Series 2006-A1-AR1, REMIC, 4.72%, (1 Month USD LIBOR + 0.33%), 03/25/37 (a) (b)	29,787	10,788
Merrill Lynch Mortgage Investors Trust, Series 2006-HE3
Series 2006-A3-HE3, REMIC, 4.69%, (1 Month USD LIBOR + 0.30%), 06/25/37 (a) (b)	17,097	4,405
MidOcean Credit CLO
Series 2018-A1-9A, 5.39%, (3 Month USD LIBOR + 1.15%), 07/21/31 (a) (c)	2,500	2,447
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7
Interest Only, Series 2013-XA-C7, REMIC, 0.87%, 02/16/46 (a)	1,356	2
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
Series 2014-C-C18, REMIC, 4.47%, 09/17/24 (a)	1,500	1,349
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19
Series 2014-C-C19, REMIC, 4.00%, 12/17/24	2,000	1,783
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28
Interest Only, Series 2016-XA-C28, REMIC, 1.15%, 01/15/49 (a)	18,286	490
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30
Interest Only, Series 2016-XA-C30, REMIC, 1.35%, 09/17/49 (a)	16,798	616
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31
Series 2016-C-C31, REMIC, 4.27%, 10/19/26 (a)	2,960	2,397
Morgan Stanley Capital I Trust 2019-L3
Series 2019-AS-L3, REMIC, 3.49%, 11/16/29 (a)	3,847	3,337
Interest Only, Series 2019-XA-L3, REMIC, 0.64%, 11/18/52 (a)	70,696	2,369
Morgan Stanley Mortgage Loan Trust 2006-16AX
Series 2006-A2C-WMC2, REMIC, 4.69%, (1 Month USD LIBOR + 0.30%), 07/25/36 (a) (b)	18,395	6,560
Morgan Stanley Mortgage Loan Trust 2007-12
Series 2007-3A22-12, REMIC, 6.00%, 08/25/37	1,110	488
Morgan Stanley Mortgage Loan Trust 2007-8XS
Series 2007-A1-8XS, REMIC, 5.75%, 04/25/37 (a)	1,023	498
Mosaic Solar Loan Trust 2020-1
Series 2020-B-1A, 3.10%, 11/22/32	1,908	1,626
MP CLO VIII Ltd
Series 2015-ARR-2A, 5.57%, (3 Month USD LIBOR + 1.20%), 04/28/34 (a)	1,500	1,445
MRCD 2019-PARK Mortgage Trust
Series 2019-F-PARK, REMIC, 2.72%, 12/15/24	1,018	854
Series 2019-G-PARK, REMIC, 2.72%, 12/15/24	4,267	3,418
Nassau 2018-I Ltd.
Series 2018-A-IA, 5.23%, (3 Month USD LIBOR + 1.15%), 07/15/31 (a)	2,000	1,947
Natixis Commercial Mortgage Securities Trust 2018-FL1
Series 2018-A-FL1, REMIC, 5.27%, (1 Month USD LIBOR + 0.95%), 06/15/35 (a)	1,179	1,144
Natixis Commercial Mortgage Securities Trust 2020-2PAC
Series 2020-D-2PAC, REMIC, 3.75%, 04/17/25	4,415	3,884
New Residential Mortgage Loan Trust 2020-RPL1
Series 2020-M2-RPL1, REMIC, 3.50%, 11/25/59 (a)	5,300	3,946
NLY 2019-FL2 Issuer Ltd.
Series 2019-B-FL2, 6.22%, (1 Month USD LIBOR + 1.90%), 01/15/23 (a)	3,371	3,355
Series 2019-AS-FL2, 5.92%, (1 Month USD LIBOR + 1.60%), 02/15/36 (a)	3,371	3,367
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR4
Series 2006-3A-AR1, REMIC, 3.75%, 02/25/36 (a)	411	289
Nomura Resecuritization Trust 2011-4R
Series 2011-2A10-4RA, REMIC, 3.23%, 07/26/41 (a)	6,429	5,467
NP SPE II LLC
Series 2019-A2-1A, 3.24%, 09/20/26	7,500	6,235
Ocean Trails CLO X
Series 2020-AR-10A, 5.30%, (3 Month USD LIBOR + 1.22%), 10/16/34 (a)	1,000	967
OFSI BSL IX, Ltd.
Series 2018-A-1A, 5.23%, (3 Month USD LIBOR + 1.15%), 07/15/31 (a) (c)	2,000	1,955
Park Avenue Institutional Advisers CLO Ltd 2016-1
Series 2016-A1R-1A, 5.89%, (3 Month USD LIBOR + 1.20%), 08/25/31 (a) (c)	2,500	2,454
PMT Credit Risk Transfer Trust 2019-3R
Series 2019-A-3R, REMIC, 7.09%, (1 Month USD LIBOR + 2.70%), 10/29/24 (a) (b)	672	646
PMT Credit Risk Transfer Trust 2021-1R
Series 2021-A-1R, 6.50%, (1 Month USD LIBOR + 2.90%), 02/27/24 (a) (b)	2,492	2,373
PMT Issuer Trust - FMSR
Series 2021-A-FT1, 7.39%, (1 Month USD LIBOR + 3.00%), 03/25/26 (a) (c)	2,000	1,852
PR Mortgage Loan Trust
Series 2014-APT-1, REMIC, 5.87%, 09/25/47 (a)	5,815	5,200
PRET 2021-NPL5 LLC
Series 2021-A1-NPL5, 2.49%, 10/25/24 (b)	11,516	10,114
Pretium Mortgage Credit Partners I 2021-NPL1, LLC
Series 2021-A1-NPL1, REMIC, 2.24%, 03/27/24 (b)	313	285
Pretium Mortgage Credit Partners LLC
Series 2021-A1-RN2, 1.74%, 09/25/24 (b)	3,736	3,372
Primose Funding LLC
Series 2019-A2-1A, 4.48%, 07/30/26	9,700	8,832
Progress Residential 2021-SFR3 Trust
Series 2021-E2-SFR3, REMIC, 2.69%, 05/19/26	8,500	7,125
Progress Residential 2021-SFR5 Trust
Series 2021-E1-SFR5, REMIC, 2.21%, 07/17/26	15,840	13,343
Progress Residential 2021-SFR8 Trust
Series 2021-E2-SFR8, REMIC, 2.53%, 10/19/26	5,100	4,196
PRPM 2021-6, LLC
Series 2021-A1-6, 1.79%, 07/25/24 (b)	10,202	9,138
PRPM 2021-7, LLC
Series 2021-A1-7, REMIC, 1.99%, 08/25/24 (b)	3,612	3,245
PRPM 2021-9, LLC
Series 2021-A1-9, 2.36%, 10/25/24 (a)	3,413	3,092
PRPM, LLC
Series 2021-A1-2, 2.12%, 03/25/24 (a) (b)	1,136	1,031
RALI Series 2006-QS4 Trust
Series 2006-A4-QS4, REMIC, 6.00%, 04/25/36	1,562	1,206
RALI Series 2006-QS5 Trust
Series 2006-A4-QS5, REMIC, 6.00%, 05/25/36	1,676	1,324
Raptor Aircraft Finance I Limited
Series 2019-A-1, 4.21%, 08/23/26 (b) (c)	3,524	2,566
Rate Adjustable Mortgage Trust
Series 2005-6A21-4, REMIC, 3.64%, 08/25/35 (a)	3,338	2,785
RBSGC Mortgage Loan Trust 2007-B
Series 2007-1A4-B, REMIC, 4.84%, (1 Month USD LIBOR + 0.45%), 12/25/36 (a)	2,607	859
Interest Only, Series 2007-1A6-B, REMIC, 1.66%, (6.05% - (1 Month USD LIBOR * 1)), 01/25/37 (a)	2,607	244
RBSGC Mortgage Loan Trust, 2007-A
Series 2007-2A1-A, REMIC, 6.75%, 01/25/37	2,628	2,391
Residential Accredit Loans, Inc.
Series 2006-A21-QA1, REMIC, 4.64%, 01/25/36 (a)	4,309	2,913

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Residential Asset Securitization Trust 2006-A12
Series 2006-A1-A12, REMIC, 6.25%, 11/25/36	8,963	3,723
Residential Asset Securitization Trust 2006-A6
Series 2006-2A11-A6, REMIC, 6.00%, 07/25/36	2,641	1,450
Residential Asset Securitization Trust 2007-A3
Series 2007-1A1-A3, REMIC, 4.84%, (1 Month USD LIBOR + 0.45%), 04/25/37 (a)	5,180	2,311
Series 2007-1A2-A3, REMIC, 12.74%, (46.38% - (1 Month USD LIBOR * 7.67)), 04/25/37 (a)	675	677
Residential Asset Securitization Trust 2007-A6
Series 2007-2A1-A6, REMIC, 6.50%, 06/25/37	2,896	684
Residential Asset Securitization Trust 2007-A8
Series 2007-1A1-A8, REMIC, 6.00%, 08/25/37	15,500	8,468
RFMSI Series 2006-S6 Trust
Series 2006-A14-S6, REMIC, 6.00%, 07/25/36	191	157
RFMSI Series 2007 S7 Trust
Series 2007-A20-S7, REMIC, 6.00%, 07/25/37	1,075	833
RFMSI Series 2007-S2 Trust
Series 2007-A4-S2, REMIC, 6.00%, 02/25/37	540	426
RFMSI Series 2007-S4 Trust
Series 2007-A2-S4, REMIC, 6.00%, 04/25/37	803	644
RFMSI Series 2007-S5 Trust
Series 2007-A2-S5, REMIC, 6.00%, 05/25/37	4,749	3,728
Rockford Tower CLO 2018-1 Ltd
Series 2018-A-1A, 5.78%, (3 Month USD LIBOR + 1.10%), 05/20/31 (a) (c)	3,000	2,950
Sapphire Aviation Finance II Limited
Series 2020-A-1A, 3.23%, 03/15/27	7,466	5,682
Shackleton 2015-VIII CLO LTD
Series 2015-AR-7RA, 5.23%, (3 Month USD LIBOR + 1.15%), 07/15/31 (a)	2,000	1,963
Shenton Aircraft Investment I Limited
Series 2015-A-1A, 4.75%, 11/15/27	7,140	5,343
Short-Term Investments Trust
Series 2018-A-SELF, REMIC, 5.22%, (1 Month USD LIBOR + 0.90%), 10/15/37 (a)	2,097	2,057
SLG Office Trust 2021-OVA
Series 2021-E-OVA, REMIC, 2.85%, 07/17/31	3,062	2,143
Series 2021-F-OVA, REMIC, 2.85%, 07/17/31	3,062	1,996
SoFi Consumer Loan Program 2021-1 Trust
Series 2021-PT1-1, 9.72%, 05/25/30	3,330	3,311
SoFi Professional Loan Program 2017-F LLC
Series 2017-BFX-F, 3.62%, 05/25/27	8,000	6,767
SOHO Trust 2021-SOHO
Series 2021-B-SOHO, REMIC, 2.79%, 08/12/38 (a)	4,623	3,367
Sound Point CLO IV-R, Ltd.
Series 2013-A-3RA, 5.34%, (3 Month USD LIBOR + 1.15%), 04/18/31 (a) (c)	3,000	2,936
Sound Point CLO XXIII
Series 2019-AR-2A, 5.25%, (3 Month USD LIBOR + 1.17%), 07/17/34 (a)	2,000	1,927
Sound Pt CLO XXI Ltd
Series 2018-A1A-21, 5.51%, (3 Month USD LIBOR + 1.18%), 10/27/31 (a) (c)	3,250	3,171
Starm Mortgage Loan Trust 2007-2
Series 2007-4A1-2, REMIC, 2.41%, 04/25/37 (a)	447	229
Starwood Mortgage Residential Trust 2021-2
Series 2021-B1-2, REMIC, 2.75%, 05/25/23 (a)	5,537	4,193
STEELE CREEK CLO 2016-1 LTD
Series 2016-AR-1A, 5.89%, (3 Month USD LIBOR + 1.12%), 06/16/31 (a) (c)	2,000	1,955
Steele Creek CLO 2019-1, Ltd
Series 2019-BR-1A, 5.88%, (3 Month USD LIBOR + 1.80%), 04/15/32 (a)	1,000	942
Structured Adjustable Rate Mortgage Loan Trust 2005-3XS
Series 2005-2A-21, REMIC, 4.23%, 11/25/35 (a)	3,619	2,967
Structured Asset Investment Loan Trust 2006-3
Series 2006-A1-3, REMIC, 4.55%, (1 Month USD LIBOR + 0.16%), 06/25/36 (a) (b)	5,325	3,224
Structured Asset Investment Loan Trust 2006-4
Series 2006-A5-4, REMIC, 4.70%, (1 Month USD LIBOR + 0.31%), 07/25/36 (a) (b)	20,500	6,014
Structured Asset Investment Loan Trust 2006-BNC3
Series 2006-A1-BNC3, REMIC, 4.57%, (1 Month USD LIBOR + 0.18%), 09/25/36 (a) (b)	5,177	3,294
Structured Asset Securities Corporation
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	5,427	3,264
Sunnova Helios III Issuer, LLC
Series 2019-A-AA, 3.75%, 06/20/29	3,653	3,148
Sunnova Sol II Issuer, LLC
Series 2020-A-2A, 2.73%, 10/30/30	7,166	5,678
Taco Bell Funding, LLC
Series 2021-A2I-1A, 1.95%, 02/25/27	4,950	4,145
Series 2021-A23-1A, 2.54%, 08/25/31	3,960	3,024
Toorak Mortgage Trust 2020-1
Series 2020-A2-1, 3.23%, 03/25/23 (b)	5,100	4,804
Trinity Rail Leasing 2010 LLC
Series 2010-A-1A, 5.19%, 01/16/31 (c)	3,316	3,206
TRTX 2019-FL3 Issuer, Ltd.
Series 2019-AS-FL3, 5.89%, (1 Month Term SOFR + 1.56%), 03/15/24 (a)	3,766	3,757
TRTX 2021-FL4 Issuer, Ltd.
Series 2021-A-FL4, 5.53%, (1 Month USD LIBOR + 1.20%), 03/17/38 (a) (b)	3,000	2,869
UBS Commercial Mortgage Trust 2017-C1
Interest Only, Series 2017-XA-C1, REMIC, 1.52%, 06/17/50 (a)	15,217	772
Upstart Securitization Trust 2020-2
Series 2020-A-2, 2.31%, 11/20/30	629	615
Upstart Securitization Trust 2021-4
Series 2021-B-4, 1.84%, 09/20/31	5,250	4,701
Series 2021-C-4, 3.19%, 09/20/31	5,250	4,042
Vantage Data Centers Issuer, LLC
Series 2018-A2-2A, 4.20%, 11/15/23	4,556	4,547
VCAT 2021-NPL4 LLC
Series 2021-A1-NPL4, 1.87%, 08/26/24 (b)	3,293	2,933
Velocity Commercial Capital Loan Trust 2017-2
Series 2017-AFX-2, REMIC, 3.07%, 07/25/26 (a)	2,086	1,970
Vibrant CLO III Ltd
Series 2015-A1RR-3A, REMIC, 5.49%, (3 Month USD LIBOR + 1.25%), 10/20/31 (a)	1,184	1,157
Visio 2021-1R Trust
Series 2021-M1-1R, REMIC, 2.73%, 05/25/56	6,161	4,780
VOLT CV LLC
Series 2021-A1-CF2, 2.49%, 11/25/24 (b)	872	768
Volt XCII, LLC
Series 2021-A1-NPL1, 1.89%, 01/25/24 (b)	6,803	5,824
Volt XCIV, LLC
Series 2021-A1-NPL3, 2.24%, 01/25/24 (b)	2,453	2,199
Volt XCVI, LLC
Series 2021-A1-NPL5, 2.12%, 02/26/24 (b)	5,751	5,195
VOLT XCVII, LLC
Series 2021-A1-NPL6, 2.24%, 03/25/24 (b)	1,847	1,613
WaMu Asset-Backed Certificates, WaMu Series 200X-HEX Trust
Series 2006-2A3-2, REMIC, 4.77%, (1 Month USD LIBOR + 0.38%), 04/25/36 (a) (b)	14,269	4,998
Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE5 Trust
Series 2006-2A2-HE5, REMIC, 4.57%, (1 Month USD LIBOR + 0.18%), 10/25/36 (a) (b)	56	18
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 Trust
Series 2006-1A5-5, REMIC, 6.00%, 07/25/36	1,048	791
Series 2006-1A7-5, REMIC, 6.00%, 07/25/36	1,871	1,412
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust
Series 2006-A4-7, REMIC, 4.05%, 09/25/36 (a) (b)	17,769	5,128
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-2 Trust
Series 2007-2A2-2, REMIC, 5.50%, 04/25/37	1,042	1,017
Waterfall Commercial Mortgage Trust 2015-SBC5
Series 2015-A-SBC5, REMIC, 4.10%, 01/14/26 (a)	1,444	1,421

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Wellfleet CLO 2017-3 Ltd
Series 2017-A1-3A, 5.23%, (3 Month USD LIBOR + 1.15%), 01/17/31 (a)	3,250	3,196
Wellfleet CLO 2018-2, LLC
Series 2018-A1-2A, 5.44%, (3 Month USD LIBOR + 1.20%), 10/20/31 (a)	2,000	1,942
Wells Fargo & Company
Series 2016-C-C32, REMIC, 4.73%, 01/16/26 (a)	1,577	1,433
Series 2016-C-C34, REMIC, 5.06%, 04/17/26 (a)	1,937	1,707
Series 2016-C-LC24, REMIC, 4.43%, 09/17/26 (a)	2,000	1,743
Interest Only, Series 2016-XA-C33, REMIC, 1.58%, 03/17/59 (a)	10,676	420
Wells Fargo Alternative Loan 2007-PA3 Trust
Series 2007-2A1-PA3, REMIC, 6.00%, 07/25/37	1,195	1,002
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	1,151	888
Wells Fargo Alternative Loan 2007-PA5 Trust
Series 2007-1A1-PA5, REMIC, 6.25%, 11/25/37	427	353
Wells Fargo Commercial Mortgage Trust 2015-C31
Series 2015-C-C31, REMIC, 4.60%, 11/18/25 (a)	1,850	1,635
Wells Fargo Commercial Mortgage Trust 2015-LC20
Series 2015-C-LC20, REMIC, 4.06%, 03/17/25 (a)	2,386	2,151
Interest Only, Series 2015-XA-LC20, REMIC, 1.29%, 04/15/50 (a)	19,859	361
Wells Fargo Commercial Mortgage Trust 2015-NXS4
Series 2015-D-NXS4, REMIC, 3.69%, 11/18/25 (a)	2,031	1,730
Wells Fargo Commercial Mortgage Trust 2015-P2
Interest Only, Series 2015-XA-P2, REMIC, 0.93%, 12/17/48 (a)	17,616	383
Wells Fargo Commercial Mortgage Trust 2017-C39
Interest Only, Series 2017-XA-C39, REMIC, 1.10%, 09/16/50 (a)	68,307	2,390
Wells Fargo Commercial Mortgage Trust 2017-RC1
Interest Only, Series 2017-XA-RC1, REMIC, 1.38%, 01/16/60 (a)	16,137	736
Wells Fargo Commercial Mortgage Trust 2019-C54
Interest Only, Series 2019-XA-C54, REMIC, 0.83%, 12/17/52 (a)	37,178	1,562
Wells Fargo Commercial Mortgage Trust 2020-C55
Interest Only, Series 2020-XA-C55, REMIC, 1.30%, 02/18/53 (a)	58,459	3,738
Wells Fargo Commercial Mortgage Trust 2020-C56
Interest Only, Series 2020-XA-C56, REMIC, 1.40%, 06/17/53 (a)	58,358	3,821
Wells Fargo Commercial Mortgage Trust 2020-C58
Interest Only, Series 2020-XA-C58, REMIC, 1.87%, 07/17/53 (a)	32,447	3,178
Wells Fargo Mortgage Backed Securities 2007-7 Trust
Series 2007-A38-7, REMIC, 6.00%, 06/25/37	715	589
WFRBS Commercial Mortgage Trust 2014-C19
Interest Only, Series 2014-XA-C19, REMIC, 0.96%, 03/15/47 (a)	13,431	106
WFRBS Commercial Mortgage Trust 2014-C25
Interest Only, Series 2014-XA-C25, REMIC, 0.79%, 11/18/47 (a)	23,128	264
Willis Engine Structured Trust IV
Series 2018-A-A, 4.75%, 09/15/26 (b) (c)	1,495	1,173
Wind River 2014-1 CLO Ltd.
Series 2014-ARR-1A, 5.24%, (3 Month USD LIBOR + 1.05%), 07/18/31 (a)	2,490	2,433
Total Non-U.S. Government Agency Asset-Backed Securities (cost $949,453)		789,466
SHORT TERM INVESTMENTS 1.9%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	38,251	38,251
Total Short Term Investments (cost $38,251)		38,251
Total Investments 99.5% (cost $2,370,095)		2,028,879
Other Assets and Liabilities, Net 0.5%		10,140
Total Net Assets 100.0%		2,039,019

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(c) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $31,548 and 1.5% of the Fund.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DoubleLine Total Return Fund
Assets - Securities
Government And Agency Obligations	—	1,201,162	—	1,201,162
Non-U.S. Government Agency Asset-Backed Securities	—	789,466	—	789,466
Short Term Investments	38,251	—	—	38,251
	38,251	1,990,628	—	2,028,879

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Fidelity Institutional Asset Management Total Bond Fund
GOVERNMENT AND AGENCY OBLIGATIONS 46.9%
Mortgage-Backed Securities 20.6%
Federal Home Loan Mortgage Corporation
3.00%, 12/01/32 - 09/01/52	14,350	12,853
1.50%, 07/01/35	195	170
2.00%, 12/01/36 - 04/01/52	9,775	8,052
4.00%, 05/01/38 - 05/01/48	3,823	3,675
3.50%, 08/01/47 - 03/01/52	2,657	2,464
2.50%, 07/01/50 - 04/01/52	11,506	9,836
2.50%, 11/01/50 (a)	2,697	2,314
3.50%, 03/01/52 (a)	1,615	1,484
5.00%, 10/01/52 - 12/01/52	15,238	15,071
5.50%, 10/01/52	150	150
4.50%, 11/01/52	14,850	14,319
Federal National Mortgage Association, Inc.
2.50%, 05/01/35 - 04/01/52	22,267	19,170
2.00%, 10/01/35 - 03/01/52	18,509	15,492
1.50%, 01/01/36 - 01/01/37	923	805
3.50%, 05/01/36 - 04/01/52	22,044	20,297
TBA, 1.50%, 01/15/38 - 01/15/53 (b)	15,050	12,320
TBA, 2.00%, 01/15/38 - 02/15/53 (b)	34,075	28,375
TBA, 2.50%, 01/15/38 - 02/15/53 (b)	10,550	9,012
4.00%, 06/01/38 - 01/01/53	11,324	10,789
4.50%, 03/01/39 - 09/01/49	4,730	4,660
3.00%, 04/01/40 - 05/01/52	13,003	11,602
2.00%, 04/01/51 (a)	3,899	3,204
3.50%, 11/01/51 (a)	3,679	3,358
5.00%, 09/01/52 - 12/01/52	2,832	2,832
5.50%, 10/01/52 - 11/01/52	2,078	2,090
6.00%, 11/01/52	199	203
TBA, 3.00%, 01/15/53 (b)	2,000	1,757
TBA, 4.00%, 01/15/53 (b)	1,050	986
TBA, 5.50%, 01/15/53 (b)	3,350	3,360
Government National Mortgage Association
4.00%, 02/20/41 - 08/20/48	4,600	4,428
4.00%, 11/20/44 (a)	554	537
3.50%, 09/20/45 - 02/20/46	3,493	3,279
5.00%, 04/20/48	446	452
3.00%, 12/20/49 - 11/20/50	405	364
2.00%, 01/20/51 - 04/20/51	1,833	1,546
2.50%, 07/20/51 - 12/20/51	1,672	1,454
TBA, 2.00%, 01/15/53 - 03/15/53 (b)	15,850	13,309
TBA, 2.50%, 01/15/53 - 02/15/53 (b)	11,400	9,879
TBA, 3.00%, 01/15/53 - 02/15/53 (b)	8,350	7,441
TBA, 3.50%, 01/15/53 - 02/15/53 (b)	2,650	2,435
		265,824
U.S. Treasury Note 13.6%
Treasury, United States Department of
4.38%, 10/31/24	900	897
4.13%, 10/31/27	30,000	30,103
1.25%, 05/31/28 - 09/30/28	53,868	46,512
1.13%, 08/31/28	7,790	6,654
2.38%, 03/31/29	23,000	20,926
3.13%, 08/31/29	21,040	19,972
4.00%, 10/31/29	30,000	30,005
2.75%, 08/15/32	22,578	20,535
		175,604
U.S. Treasury Bond 10.3%
Treasury, United States Department of
0.00%, 11/15/35 - 08/15/41 (c)	51,970	26,255
1.75%, 08/15/41	7,868	5,388
2.00%, 11/15/41 (a)	7,700	5,504
3.25%, 05/15/42	6,600	5,788
3.63%, 02/15/44	2,020	1,854
3.13%, 08/15/44	6,470	5,461
3.00%, 11/15/44	1,900	1,568
2.88%, 08/15/45 - 05/15/52	17,606	14,147
2.00%, 08/15/51	44,007	28,859
1.88%, 11/15/51	19,398	12,321
2.25%, 02/15/52	36,390	25,388
		132,533
Sovereign 1.8%
Abu Dhabi, Government of
1.70%, 03/02/31 (d)	130	107
3.13%, 09/30/49 (d)	480	353
3.88%, 04/16/50 (d)	710	602
3.00%, 09/15/51 (d)	105	75
Angola, Government of
9.50%, 11/12/25 (d)	220	226
8.25%, 05/09/28 (d)	125	114
8.75%, 04/14/32 (d)	100	86
9.38%, 05/08/48 (d)	20	16
Bermuda, Government of
3.72%, 01/25/27 (d)	215	204
3.38%, 08/20/50 (d)	60	42
Cabinet of Ministers of Ukraine
0.00%, 09/01/24 - 09/25/34 (d) (e) (f)	620	138
0.00%, 09/01/25 - 08/01/41 (d) (e) (f)	625	141
Cameroon, Government of
9.50%, 11/19/25 (d)	95	91
Cenub Qaz Dehlizi, Qsc
6.88%, 03/24/26 (d)	405	415
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
2.78%, 01/23/31	325	270
3.00%, 01/15/34	90	71
3.30%, 03/11/41	85	62
Dubai, Government of
5.25%, 01/30/43 (g)	200	181
Gabon, Government of
7.00%, 11/24/31 (d)	80	65
Ghana, Government of
7.75%, 04/07/29 (d)	200	73
10.75%, 10/14/30 (d)	80	56
8.63%, 06/16/49 (d)	35	12
Gobierno de la Provincia de Buenos Aires
5.25%, 09/01/37 (d) (h)	115	40
Gobierno de la Republica de Costa Rica
5.63%, 04/30/43 (d)	85	70
Gobierno de la Republica de Guatemala
4.90%, 06/01/30 (d)	10	9
5.38%, 04/24/32 (d)	240	234
6.13%, 06/01/50 (d)	45	42
Gobierno de la Republica del Ecuador
5.50%, 07/31/30 (d) (h)	280	178
2.50%, 07/31/35 (d) (h)	150	68
Gobierno de La Republica del Paraguay
4.95%, 04/28/31 (d)	200	194
2.74%, 01/29/33 (d)	200	162
5.40%, 03/30/50 (d)	30	26
Gobierno De La Republica Oriental Del Uruguay
5.10%, 06/18/50	150	148
Gobierno Federal de los Estados Unidos Mexicanos
3.75%, 01/11/28	125	118
4.50%, 04/22/29	70	67
3.25%, 04/16/30 (i)	135	118
2.66%, 05/24/31	100	81
3.50%, 02/12/34	125	100
6.05%, 01/11/40	145	141
5.75%, 10/12/10	210	178
Government of Commonwealth of the Bahamas
6.00%, 11/21/28 (d)	70	53
Government of Saudi Arabia
3.63%, 03/04/28 (d)	65	62
3.25%, 10/22/30 (d)	385	350
2.25%, 02/02/33 (d)	200	163
4.50%, 10/26/46 (d)	125	110
4.63%, 10/04/47 (d)	110	98
3.75%, 01/21/55 (d)	100	78
4.50%, 04/22/60 (d)	300	265
3.45%, 02/02/61 (d)	135	96
Government of the Republic of Panama
2.25%, 09/29/32	220	163

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
6.40%, 02/14/35	200	204
4.50%, 05/15/47	100	78
3.87%, 07/23/60	225	146
Government of the Republic of Serbia
2.13%, 12/01/30 (d)	200	143
Government of the Republic of Zambia
8.97%, 07/30/27 (d)	80	35
Government of the Sultanate of Oman
4.75%, 06/15/26 (d)	50	48
5.38%, 03/08/27 (d)	225	220
5.63%, 01/17/28 (d)	370	364
6.00%, 08/01/29 (d)	50	50
6.25%, 01/25/31 (d)	200	201
6.50%, 03/08/47 (d)	25	23
6.75%, 01/17/48 (d)	115	108
Jamaica, Government of
6.75%, 04/28/28	55	58
7.88%, 07/28/45	35	39
Kenya, Government of
6.88%, 06/24/24 (d)	65	60
7.00%, 05/22/27 (d)	80	71
6.30%, 01/23/34 (d)	40	31
Kingdom of Bahrain
5.63%, 05/18/34 (d)	45	39
Koztarsasagi Elnoki Hivatal
2.13%, 09/22/31 (d)	200	148
Ministerio De Gobierno
6.88%, 12/10/25 (d) (h)	241	195
6.99%, 06/01/27 (d) (h)	102	67
Ministerul Finantelor Publice
3.00%, 02/27/27 (d)	98	87
3.00%, 02/14/31 (d) (i)	135	106
3.63%, 03/27/32 (d)	98	78
4.00%, 02/14/51 (d)	50	33
Ministry of Defence State of Israel
3.38%, 01/15/50	135	104
Ministry of Diwan Amiri Affairs
4.00%, 03/14/29 (d)	200	196
3.75%, 04/16/30 (d)	340	329
4.63%, 06/02/46 (d)	165	156
4.82%, 03/14/49 (d)	275	267
4.40%, 04/16/50 (d)	1,090	994
Minstry of Finance, Lebenon Republic of
0.00%, 03/09/20 - 04/14/20 (e) (f) (g)	315	19
Morocco, Kingdom of
5.50%, 12/11/42 (d)	15	13
Nigeria, Federal Government of
6.38%, 07/12/23 (d)	35	35
7.63%, 11/21/25 (d)	145	133
6.13%, 09/28/28 (d)	250	193
7.14%, 02/23/30 (d)	90	69
7.70%, 02/23/38 (d)	60	41
Pakistan, Government of
8.25%, 04/15/24 (d)	40	21
6.00%, 04/08/26 (d)	145	58
6.88%, 12/05/27 (d)	25	10
Presidence de la Republique de Cote d'Ivoire
6.38%, 03/03/28 (d)	150	145
6.13%, 06/15/33 (d)	200	177
Presidencia Da Republica Federativa Do Brasil
3.88%, 06/12/30	330	286
8.25%, 01/20/34	225	252
7.13%, 01/20/37	115	120
Presidencia De La Nacion
1.00%, 07/09/29	153	41
0.50%, 07/09/30 (h)	1,489	409
1.50%, 07/09/35 (h)	681	179
3.88%, 01/09/38 (h)	349	110
3.50%, 07/09/41 (h)	245	70
Presidencia de la Republica de Chile
2.75%, 01/31/27	200	184
2.45%, 01/31/31 (i)	285	237
4.00%, 01/31/52	200	155
Presidencia de la Republica de Colombia
3.00%, 01/30/30	350	268
3.13%, 04/15/31	115	85
8.00%, 04/20/33	50	50
7.38%, 09/18/37	30	28
6.13%, 01/18/41	10	8
5.00%, 06/15/45	190	130
5.20%, 05/15/49	150	102
4.13%, 05/15/51	50	30
Presidencia de la Republica de El Salvador
6.38%, 01/18/27 (d)	15	7
7.65%, 06/15/35 (g)	20	8
7.63%, 02/01/41 (d)	20	8
7.12%, 01/20/50 (d)	40	16
Presidencia de la Republica Dominicana
6.88%, 01/29/26 (d)	145	146
5.95%, 01/25/27 (d)	240	235
6.00%, 07/19/28 (d)	75	72
5.30%, 01/21/41 (d)	95	74
6.85%, 01/27/45 (d)	80	70
6.40%, 06/05/49 (d)	190	153
5.88%, 01/30/60 (d)	80	59
Senegal, Government of
6.25%, 05/23/33 (d)	75	62
South Africa, Parliament of
4.85%, 09/27/27 - 09/30/29	110	102
5.88%, 04/20/32	60	54
5.00%, 10/12/46	85	59
5.65%, 09/27/47	40	29
5.75%, 09/30/49	100	73
The Arab Republic of Egypt
7.50%, 01/31/27 (d)	530	474
8.70%, 03/01/49 (d)	275	183
7.50%, 02/16/61 (d)	120	74
The Democratic Socialist Republic of Sri Lanka
0.00%, 07/18/26 - 05/11/27 (d) (e) (f)	60	19
0.00%, 03/14/29 - 03/28/30 (d) (e) (f)	185	57
The Government of Barbados
6.50%, 10/01/29 (d)	125	116
The Government of the Republic of Armenia
3.60%, 02/02/31 (d)	70	56
The Hashemite Kingdom of Jordan, The Government of
4.95%, 07/07/25 (d)	200	191
The Ministry of Finance of Georgia
2.75%, 04/22/26 (d)	200	181
The Philippines, Government of
3.56%, 09/29/32	200	182
2.95%, 05/05/45	35	25
2.65%, 12/10/45	70	47
5.95%, 10/13/47	200	214
The Republic of Indonesia, The Government of
4.10%, 04/24/28	105	103
8.50%, 10/12/35 (d)	165	209
6.63%, 02/17/37 (d)	30	34
7.75%, 01/17/38 (d)	160	192
5.25%, 01/17/42 (d)	45	44
6.75%, 01/15/44 (d)	70	79
5.13%, 01/15/45 (d)	85	82
5.95%, 01/08/46 (d)	220	228
4.35%, 01/11/48	90	77
3.50%, 02/14/50	60	45
4.20%, 10/15/50	1,515	1,246
The Republic of Korea, Government of
1.00%, 09/16/30	200	158
The Republic of Rwanda, Government of
5.50%, 08/09/31 (d)	130	99
The Republic of Uzbekistan
4.75%, 02/20/24 (d)	45	44
3.70%, 11/25/30 (d)	200	168
Turkiye Cumhuriyeti Basbakanlik
6.35%, 08/10/24	110	108
4.25%, 03/13/25 - 04/14/26	375	340
6.38%, 10/14/25	95	91
4.75%, 01/26/26	260	236
4.88%, 10/09/26 - 04/16/43	355	281
6.00%, 03/25/27 - 01/14/41	70	57

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
9.88%, 01/15/28	145	150
5.13%, 02/17/28	110	95
6.13%, 10/24/28	75	67
5.75%, 05/11/47	80	55
United Arab Emirates, Government of
4.05%, 07/07/32 (d)	200	197
Urzad Rady Ministrow
5.75%, 11/16/32	90	95
		22,774
Municipal 0.5%
California, State of
7.63%, 03/01/40	1,390	1,755
Illinois, State of
5.10%, 06/01/33	2,535	2,433
6.63%, 02/01/35	310	314
7.35%, 07/01/35	566	596
New Jersey Economic Development Authority
7.43%, 02/15/29	1,024	1,102
		6,200
Collateralized Mortgage Obligations 0.1%
Federal National Mortgage Association, Inc.
Series 2013-DJ-44, REMIC, 1.85%, 05/25/33	630	569
Government National Mortgage Association
Series 2017-BA-139, REMIC, 3.00%, 09/20/47	279	250
Series 2019-F-11, REMIC, 4.75%, (1 Month USD LIBOR + 0.40%), 01/20/49 (j)	196	194
Series 2019-NF-23, REMIC, 4.80%, (1 Month USD LIBOR + 0.45%), 02/20/49 (j)	104	103
Series 2019-FB-153, REMIC, 4.80%, (1 Month USD LIBOR + 0.45%), 12/20/49 (j)	476	467
		1,583
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corporation
Series A2-K150, 3.71%, 11/25/32	500	470
Total Government And Agency Obligations (cost $686,361)		604,988
CORPORATE BONDS AND NOTES 35.4%
Financials 13.5%
1MDB Global Investments Limited
4.40%, 03/09/23 (g)	1,000	975
Access Bank PLC
6.13%, 09/21/26 (d)	200	155
Acrisure, LLC
4.25%, 02/15/29 (d)	290	241
6.00%, 08/01/29 (d)	140	113
AerCap Ireland Capital Designated Activity Company
4.88%, 01/16/24	800	792
2.88%, 08/14/24	888	841
1.65%, 10/29/24	1,538	1,420
6.50%, 07/15/25	540	549
2.45%, 10/29/26	561	491
3.00%, 10/29/28	588	494
3.30%, 01/30/32	629	491
AIA Group Limited
3.20%, 09/16/40 (d)	538	386
Alliant Holdings Intermediate, LLC
4.25%, 10/15/27 (d)	25	23
6.75%, 10/15/27 (d)	680	613
5.88%, 11/01/29 (d)	115	95
Ally Financial Inc.
4.70%, (100, 05/15/26) (k)	700	470
1.45%, 10/02/23	349	338
5.13%, 09/30/24	304	301
5.75%, 11/20/25	670	650
7.10%, 11/15/27 (i)	1,430	1,458
8.00%, 11/01/31	1,114	1,149
AmWINS Group, Inc.
4.88%, 06/30/29 (d)	55	47
Ares Capital Corporation
3.88%, 01/15/26	1,926	1,766
AssuredPartners, Inc.
5.63%, 01/15/29 (d)	75	62
Avolon Holdings Funding Limited
3.95%, 07/01/24 (d)	850	814
4.38%, 05/01/26 (d)	2,900	2,636
Banco De Desarrollo Para America Latina
2.38%, 05/12/23	1,100	1,088
Banco do Brasil S.A
6.25%, (100, 04/15/24) (d) (k)	120	108
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
6.75%, (100, 09/27/24) (d) (k)	75	73
7.63%, (100, 01/10/28) (d) (k)	50	47
Bank of America Corporation
4.20%, 08/26/24	100	98
4.18%, 11/25/27	3,725	3,538
4.38%, 04/27/28	3,800	3,632
2.30%, 07/21/32	1,360	1,047
2.97%, 02/04/33	3,100	2,500
5.02%, 07/22/33	5,250	4,981
Barclays PLC
2.85%, 05/07/26 (l)	1,270	1,178
5.09%, 06/20/30 (l)	2,500	2,296
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
5.35%, 11/12/29 (d)	40	39
5.13%, 01/18/33 (d)	50	45
Blackstone Private Credit Fund
4.70%, 03/24/25	4,923	4,720
7.05%, 09/29/25 (d)	1,229	1,218
BNP Paribas
2.22%, 06/09/26 (d) (l)	1,123	1,032
BroadStreet Partners, Inc.
5.88%, 04/15/29 (d)	50	43
Capital One Financial Corporation
2.64%, 03/03/26	644	603
4.99%, 07/24/26	1,017	998
4.93%, 05/10/28	2,117	2,051
3.27%, 03/01/30	2,123	1,805
5.25%, 07/26/30	1,600	1,526
CIT Group Inc.
3.93%, 06/19/24	185	183
Citigroup Inc.
4.60%, 03/09/26	309	304
4.30%, 11/20/26	200	194
3.07%, 02/24/28	4,000	3,609
2.67%, 01/29/31	2,300	1,886
4.41%, 03/31/31	1,522	1,399
4.91%, 05/24/33	491	460
Cobra AcquisitionCo LLC
6.38%, 11/01/29 (d)	85	50
Coinbase Global, Inc.
3.38%, 10/01/28 (d)	235	124
3.63%, 10/01/31 (d)	285	138
Commonwealth Bank of Australia
3.61%, 09/12/34 (d) (l)	384	317
Corebridge Financial, Inc.
3.50%, 04/04/25 (d)	294	282
3.65%, 04/05/27 (d)	420	391
3.85%, 04/05/29 (d)	412	375
3.90%, 04/05/32 (d)	4,490	3,933
4.35%, 04/05/42 (d)	111	91
4.40%, 04/05/52 (d)	330	263
Credit Suisse Group AG
6.50%, 08/08/23 (d) (l)	400	386
4.21%, 06/12/24 (d)	1,000	974
2.59%, 09/11/25 (d) (l)	1,546	1,379
4.28%, 01/09/28 (d) (l)	2,059	1,704
3.87%, 01/12/29 (d) (l)	303	243
4.19%, 04/01/31 (d) (l)	1,376	1,065
Credit Suisse Group Funding (Guernsey) Limited
4.55%, 04/17/26 (l)	699	610
Deutsche Bank Aktiengesellschaft
4.50%, 04/01/25	4,957	4,709
3.73%, 01/14/32 (l)	2,500	1,832
Discover Bank
4.68%, 08/09/28	2,000	1,922

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Discover Financial Services
4.50%, 01/30/26	2,000	1,927
6.70%, 11/29/32	257	262
EG Global Finance PLC
6.75%, 02/07/25 (d)	441	381
Five Corners Funding Trust II
2.85%, 05/15/30 (d)	1,710	1,435
Ford Motor Credit Company LLC
4.06%, 11/01/24	2,990	2,881
4.69%, 06/09/25	160	153
5.13%, 06/16/25	120	116
2.70%, 08/10/26	200	174
4.27%, 01/09/27	80	72
4.95%, 05/28/27	1,700	1,588
4.13%, 08/17/27	165	147
5.11%, 05/03/29	355	321
Hightower Holdings LLC
6.75%, 04/15/29 (d)	290	243
HSBC Holdings PLC
4.95%, 03/31/30 (l)	205	195
HUB International Limited
7.00%, 05/01/26 (d)	85	83
5.63%, 12/01/29 (d)	80	70
Icahn Enterprises L.P.
4.75%, 09/15/24	185	179
6.25%, 05/15/26	2,085	2,017
5.25%, 05/15/27	390	358
Intesa Sanpaolo SPA
5.71%, 01/15/26 (d)	3,028	2,918
4.20%, 06/01/32 (d)	200	147
Itau Unibanco Holding S.A.
7.69%, (5 Year Treasury + 3.98%), (100, 06/12/23) (d) (j) (k)	155	151
Jane Street Group, LLC
4.50%, 11/15/29 (d)	50	44
JPMorgan Chase & Co.
3.96%, 01/29/27	2,050	1,957
4.32%, 04/26/28	3,800	3,623
3.51%, 01/23/29	1,850	1,680
4.49%, 03/24/31	4,900	4,582
2.96%, 05/13/31	677	557
4.59%, 04/26/33	3,532	3,273
4.91%, 07/25/33	1,287	1,224
5.72%, 09/14/33	1,700	1,671
MDGH - GMTN B.V.
2.88%, 11/07/29 (d)	200	180
Morgan Stanley
4.00%, 07/23/25	150	147
3.63%, 01/20/27	150	142
4.21%, 04/20/28	5,800	5,509
4.43%, 01/23/30	1,000	934
3.62%, 04/01/31	4,344	3,805
4.89%, 07/20/33	1,207	1,136
MSCI Inc.
3.25%, 08/15/33 (d)	75	58
NatWest Group PLC
5.13%, 05/28/24 (l)	1,500	1,487
4.52%, 06/25/24 (l)	1,975	1,956
4.27%, 03/22/25 (l)	1,225	1,195
3.07%, 05/22/28 (l)	712	637
NBK Tier 1 Financing Limited
3.63%, (100, 02/24/27) (d) (k)	200	175
4.50%, (100, 08/27/25) (d) (k)	100	92
OneMain Finance Corporation
6.88%, 03/15/25	540	519
7.13%, 03/15/26	300	285
3.50%, 01/15/27	180	149
Pine Street Trust I
4.57%, 02/15/29 (d)	1,000	927
Pine Street Trust II
5.57%, 02/15/49 (d)	1,000	903
PTT Treasury Center Company Limited
3.70%, 07/16/70 (d)	50	31
Regions Bank
6.45%, 06/26/37	500	519
Ryan Specialty Group, LLC
4.38%, 02/01/30 (d)	135	118
Shriram Finance Limited
4.15%, 07/18/25 (d)	200	184
Societe Generale
1.04%, 06/18/25 (d) (l)	2,800	2,606
1.49%, 12/14/26 (d)	1,483	1,292
Starwood Property Trust, Inc.
4.75%, 03/15/25	200	191
Synchrony Financial
5.15%, 03/19/29	2,759	2,603
TCS Finance Designated Activity Company
6.00%, (100, 12/20/26) (d) (e) (g) (k)	200	81
Teachers Insurance & Annuity Association of America
4.90%, 09/15/44 (d)	640	585
The Goldman Sachs Group, Inc.
3.62%, 03/15/28	3,900	3,631
4.22%, 05/01/29	5,000	4,658
3.80%, 03/15/30	2,570	2,310
2.38%, 07/21/32	1,355	1,050
3.10%, 02/24/33	2,900	2,365
Tiaa Asset Management, LLC
4.00%, 11/01/28 (d)	425	397
Trade and Development Bank of Mongolia LLC
7.25%, 10/23/23 (d)	15	13
Transocean Poseidon Limited
6.88%, 02/01/27 (d)	346	337
UBS Group AG
1.49%, 08/10/27 (d) (l)	836	719
Unum Group
4.00%, 06/15/29	1,500	1,355
5.75%, 08/15/42	1,500	1,343
USIS Merger Sub, Inc.
6.88%, 05/01/25 (d)	480	461
VistaJet Malta Finance P.L.C.
6.38%, 02/01/30 (d)	160	129
Wells Fargo & Company
3.53%, 03/24/28	5,123	4,749
4.48%, 04/04/31	4,110	3,852
5.01%, 04/04/51	3,036	2,701
Westpac Banking Corporation
4.11%, 07/24/34 (l)	558	477
		174,281
Energy 5.1%
Apache Corporation
5.10%, 09/01/40	85	70
7.38%, 08/15/47	30	30
Aydem Yenilenebilir Enerji Anonim Sirketi
7.75%, 02/02/27 (d)	200	164
Canacol Energy Ltd.
5.75%, 11/24/28 (d)	200	176
Cenovus Energy Inc.
2.65%, 01/15/32	1,400	1,116
6.75%, 11/15/39	124	128
5.40%, 06/15/47	149	135
3.75%, 02/15/52	140	99
Cheniere Energy Partners, L.P.
4.00%, 03/01/31	100	86
3.25%, 01/31/32	95	76
Citgo Petroleum Corporation
7.00%, 06/15/25 (d)	35	34
6.38%, 06/15/26 (d)	295	284
CNX Midstream Partners LP
4.75%, 04/15/30 (d)	40	33
CNX Resources Corporation
6.00%, 01/15/29 (d)	45	42
Colgate Energy Partners III, LLC
5.88%, 07/01/29 (d)	50	43
Comstock Resources, Inc.
6.75%, 03/01/29 (d)	115	104
5.88%, 01/15/30 (d)	60	52
Continental Resources, Inc.
4.50%, 04/15/23	876	872
5.75%, 01/15/31 (d)	280	261

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Crestwood Midstream Partners LP
5.63%, 05/01/27 (d)	848	791
6.00%, 02/01/29 (d)	100	92
CrownRock, L.P.
5.00%, 05/01/29 (d)	35	31
CVR Energy, Inc.
5.25%, 02/15/25 (d)	200	184
5.75%, 02/15/28 (d)	285	247
DCP Midstream Operating, LP
5.38%, 07/15/25	400	396
5.63%, 07/15/27	230	229
Delek Group Ltd.
7.49%, 12/30/23	215	214
Delek Logistics Partners, LP
7.13%, 06/01/28 (d)	65	59
Devon Energy Corporation
5.25%, 10/15/27	62	62
DT Midstream, Inc.
4.13%, 06/15/29 (d)	100	86
EIG Pearl Holdings S.a r.l.
3.55%, 08/31/36 (d)	275	231
Endeavor Energy Resources, L.P.
5.75%, 01/30/28 (d)	160	153
Energean Israel Finance Ltd
4.88%, 03/30/26 (g)	130	120
Energean PLC
6.50%, 04/30/27 (d)	200	184
Energy Transfer LP
5.50%, 06/01/27	1,400	1,391
5.25%, 04/15/29	3,925	3,805
3.75%, 05/15/30	327	288
5.30%, 04/15/47	700	586
6.00%, 06/15/48	490	444
5.00%, 05/15/50	930	751
Enfragen Energia Sur SA.
5.38%, 12/30/30 (d)	230	161
Enlink Midstream, LLC
5.63%, 01/15/28 (d)	195	186
ENN Clean Energy International Investment Limited
3.38%, 05/12/26 (d)	200	176
EQM Midstream Partners, LP
7.50%, 06/01/27 (d)	195	191
6.50%, 07/01/27 (d)	115	110
4.50%, 01/15/29 (d)	100	85
EQT Corporation
3.90%, 10/01/27	165	152
5.00%, 01/15/29	65	61
Galaxy Pipeline Assets Bidco Limited
2.16%, 03/31/34 (d)	74	63
2.63%, 03/31/36 (d)	240	193
Genesis Energy, L.P.
8.00%, 01/15/27	145	136
Geopark Limited
5.50%, 01/17/27 (d)	80	69
Guara Norte S.a r.l.
5.20%, 06/15/34 (d)	182	154
Halliburton Company
3.80%, 11/15/25	5	5
Hess Corporation
4.30%, 04/01/27	820	781
7.13%, 03/15/33	2,751	2,976
5.60%, 02/15/41	1,013	943
5.80%, 04/01/47	601	575
Hess Infrastructure Partners LP
5.63%, 02/15/26 (d)	345	335
4.25%, 02/15/30 (d)	60	51
5.50%, 10/15/30 (d)	45	41
Hilcorp Energy I, L.P.
6.00%, 04/15/30 (d)	200	179
Holly Energy Partners, L.P.
6.38%, 04/15/27 (d)	85	84
5.00%, 02/01/28 (d)	230	211
Investment Energy Resources Limited
6.25%, 04/26/29 (d)	200	188
ITT Holdings LLC
6.50%, 08/01/29 (d)	110	93
Kinetik Holdings LP
5.88%, 06/15/30 (d)	95	89
Kosmos Energy Ltd.
7.13%, 04/04/26 (d)	345	295
Leeward Renewable Energy Operations, LLC
4.25%, 07/01/29 (d)	90	78
Leviathan Bond Ltd
5.75%, 06/30/23 (g)	45	45
6.13%, 06/30/25 (g)	120	117
6.50%, 06/30/27 (g)	25	24
MC Brazil Downstream Trading S.a r.l.
7.25%, 06/30/31 (d)	140	115
Medco Oak Tree Pte. Ltd.
7.38%, 05/14/26 (d)	25	24
Medco Platinum Road Pte. Ltd.
6.75%, 01/30/25 (d)	230	223
MEG Energy Corp.
7.13%, 02/01/27 (d)	497	507
Mesquite Energy, Inc.
0.00%, 02/15/23 (d) (e) (f)	269	3
13.00%, 07/15/23 (g) (l) (m) (n)	52	347
13.00%, 07/15/23 (g) (l) (m) (n)	30	201
MPLX LP
4.80%, 02/15/29	500	478
4.95%, 09/01/32	993	931
4.50%, 04/15/38	675	569
4.70%, 04/15/48	325	259
Murphy Oil Corporation
5.88%, 12/01/27	220	212
National company KazMunayGaz JSC
5.75%, 04/19/47 (d)	35	27
New Fortress Energy Inc.
6.75%, 09/15/25 (d)	345	327
NGL Energy Operating LLC
7.50%, 02/01/26 (d)	220	196
Nostrum Oil & Gas Finance B.V.
0.00%, 07/25/22 (d) (e) (f)	570	147
Occidental Petroleum Corporation
5.55%, 03/15/26	595	593
3.50%, 08/15/29	175	156
8.88%, 07/15/30	125	141
7.50%, 05/01/31	3,780	4,049
7.88%, 09/15/31	35	39
6.45%, 09/15/36	1,450	1,479
4.30%, 08/15/39	60	48
6.20%, 03/15/40	60	59
6.60%, 03/15/46	1,375	1,415
4.40%, 04/15/46 - 08/15/49	305	240
4.10%, 02/15/47	240	182
4.20%, 03/15/48	115	88
Oleoducto Central S.A.
4.00%, 07/14/27 (d)	195	172
PBF Holding Company LLC
6.00%, 02/15/28	170	150
PDC Energy, Inc.
5.75%, 05/15/26	50	48
PDV America, Inc.
9.25%, 08/01/24 (d)	90	90
Pemex Project Funding Master Trust
6.63%, 06/15/35	410	297
Petrobras Global Finance B.V.
6.88%, 01/20/40	70	66
6.75%, 06/03/50	90	79
Petroleos de Venezuela, S.A.
0.00%, 10/28/22 - 04/12/27 (e) (f) (g) (o)	10,380	443
Petroleos Mexicanos
4.88%, 01/18/24	185	180
6.88%, 10/16/25 - 08/04/26	135	130
6.49%, 01/23/27	395	361
6.50%, 03/13/27 - 06/02/41	260	227
6.84%, 01/23/30	435	361
5.95%, 01/28/31	2,445	1,855
6.70%, 02/16/32	130	102

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
6.38%, 01/23/45	60	37
6.75%, 09/21/47	8,670	5,554
6.35%, 02/12/48	4,400	2,700
7.69%, 01/23/50	741	513
6.95%, 01/28/60	115	73
PETRONAS Capital Limited
3.50%, 04/21/30 (d)	50	46
3.40%, 04/28/61 (d)	60	41
Phillips 66
3.85%, 04/09/25	87	85
Pioneer Natural Resources Company
0.25%, 05/15/25 (l)	203	475
Plains All American Pipeline, L.P.
4.50%, 12/15/26	1,450	1,395
3.55%, 12/15/29	188	163
PT Adaro Indonesia
4.25%, 10/31/24 (d)	165	159
PT Pertamina (Persero)
4.18%, 01/21/50 (d)	50	38
Qatarenergy
1.38%, 09/12/26 (d)	325	289
2.25%, 07/12/31 (d)	240	199
3.13%, 07/12/41 (d)	60	46
3.30%, 07/12/51 (d)	350	258
Range Resources Corporation
4.88%, 05/15/25	155	148
SA Global Sukuk Limited
1.60%, 06/17/26 (d)	200	179
Sabine Pass Liquefaction, LLC
4.50%, 05/15/30	1,251	1,162
Saudi Arabian Oil Company
1.63%, 11/24/25 (d)	350	319
3.50%, 04/16/29 (d)	415	381
4.25%, 04/16/39 (d)	285	254
4.38%, 04/16/49 (d)	40	34
3.50%, 11/24/70 (d)	65	44
Sinopec Group Overseas Development (2018) Limited
2.70%, 05/13/30 (d)	50	44
SM Energy Company
5.63%, 06/01/25	25	24
6.75%, 09/15/26	110	107
6.63%, 01/15/27	215	207
Southwestern Energy Company
4.75%, 02/01/32	95	81
Sunnova Energy Corporation
5.88%, 09/01/26 (d)	65	58
Sunoco Logistics Partners Operations L.P.
5.40%, 10/01/47	200	171
Sunoco LP
6.00%, 04/15/27	5	5
5.88%, 03/15/28	95	90
4.50%, 05/15/29	235	206
Tallgrass Energy Partners, LP
7.50%, 10/01/25 (d)	500	504
6.00%, 12/31/30 (d)	195	170
Targa Resources Partners LP
6.50%, 07/15/27	400	404
5.50%, 03/01/30	50	47
Teine Energy Ltd.
6.88%, 04/15/29 (d)	100	90
Tengizchevroil Finance Company S.A R.L.
3.25%, 08/15/30 (d)	140	100
The Oil And Gas Holding Company B.S.C.
7.63%, 11/07/24 (d)	190	193
7.50%, 10/25/27 (d)	110	112
8.38%, 11/07/28 (d)	40	42
The Williams Companies, Inc.
3.50%, 11/15/30	1,306	1,144
4.65%, 08/15/32	1,037	967
5.30%, 08/15/52	235	211
Transcontinental Gas Pipe Line Company, LLC
3.25%, 05/15/30	158	137
3.95%, 05/15/50	509	390
Transocean Inc
11.50%, 01/30/27 (d)	185	186
Tullow Oil PLC
7.00%, 03/01/25 (d)	40	24
10.25%, 05/15/26 (d)	226	181
Venture Global Calcasieu Pass, LLC
3.88%, 08/15/29 - 11/01/33 (d)	210	179
4.13%, 08/15/31 (d)	110	94
Western Midstream Operating, LP
4.30%, 02/01/30 (h) (p)	4,580	4,013
YPF S.A.
8.75%, 04/04/24 (d)	192	183
8.50%, 03/23/25 (d)	152	139
		65,707
Real Estate 3.0%
American Homes 4 Rent, L.P.
3.63%, 04/15/32	451	379
Boston Properties Limited Partnership
6.75%, 12/01/27	740	764
Brandywine Operating Partnership, L.P.
4.10%, 10/01/24	1,233	1,176
7.55%, 03/15/28 (p)	1,062	1,043
4.55%, 10/01/29	189	158
Brixmor Operating Partnership LP
3.85%, 02/01/25	3,000	2,876
CBRE Services, Inc.
2.50%, 04/01/31	819	647
Corporate Office Properties Trust
2.25%, 03/15/26	257	227
2.75%, 04/15/31	187	140
CTR Partnership, L.P.
3.88%, 06/30/28 (d)	110	93
Global Net Lease Operating Partnership, L.P.
3.75%, 12/15/27 (d)	245	204
Hat Holdings I LLC
3.38%, 06/15/26 (d)	120	104
Healthcare Realty Holdings, L.P.
3.50%, 08/01/26	201	187
3.10%, 02/15/30	193	162
Hudson Pacific Properties, L.P.
4.65%, 04/01/29	2,500	2,131
Invitation Homes Operating Partnership LP
4.15%, 04/15/32	2,513	2,193
Kennedy-Wilson, Inc.
4.75%, 02/01/30	140	107
Kilroy Realty, L.P.
4.75%, 12/15/28	925	841
Ladder Capital Finance Holdings LLLP
4.75%, 06/15/29 (d)	90	73
Omega Healthcare Investors, Inc.
4.95%, 04/01/24	900	886
4.50%, 04/01/27	5,000	4,686
3.63%, 10/01/29	852	701
3.38%, 02/01/31	3,626	2,806
3.25%, 04/15/33	978	706
Piedmont Operating Partnership, LP
2.75%, 04/01/32	207	145
Realogy Group LLC
5.25%, 04/15/30 (d)	185	135
Realty Income Corporation
3.40%, 01/15/28	238	219
2.20%, 06/15/28	133	114
3.25%, 01/15/31	156	135
2.85%, 12/15/32	164	133
Retail Properties of America, Inc.
4.75%, 09/15/30	58	51
Sabra Health Care Limited Partnership
3.20%, 12/01/31	1,350	1,009
Service Properties Trust
4.95%, 02/15/27 - 10/01/29	180	132
5.50%, 12/15/27	80	69
4.38%, 02/15/30	170	114
Store Capital Corporation
2.75%, 11/18/30	329	251

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Sun Communities Operating Limited Partnership
2.30%, 11/01/28	233	194
2.70%, 07/15/31	617	486
Tanger Properties Limited Partnership
3.13%, 09/01/26	3,000	2,725
2.75%, 09/01/31	1,630	1,180
The Howard Hughes Corporation
4.13%, 02/01/29 (d)	195	163
Uniti Group Inc.
7.88%, 02/15/25 (d)	1,325	1,286
4.75%, 04/15/28 (d)	85	68
6.00%, 01/15/30 (d)	260	165
Ventas Realty, Limited Partnership
3.00%, 01/15/30	1,104	928
4.75%, 11/15/30	1,439	1,352
VICI Properties Inc.
5.63%, 05/01/24 (d)	200	199
3.50%, 02/15/25 (d)	5	5
4.63%, 06/15/25 (d)	55	53
4.50%, 09/01/26 (d)	365	344
4.25%, 12/01/26 (d)	120	112
4.63%, 12/01/29 (d)	150	136
VICI Properties L.P.
4.38%, 05/15/25	112	109
4.75%, 02/15/28	969	921
4.95%, 02/15/30	1,407	1,325
5.13%, 05/15/32	345	320
Vornado Realty L.P.
2.15%, 06/01/26	271	229
		38,097
Communication Services 2.7%
Acuris Finance
5.00%, 05/01/28 (d)	100	80
Advantage Sales & Marketing Inc.
6.50%, 11/15/28 (d)	455	344
Altice Financing S.A.
5.00%, 01/15/28 (d)	200	162
Altice France
6.00%, 02/15/28 (d)	725	428
Altice France Holding S.A.
5.13%, 01/15/29 (d)	270	206
Arches Buyer Inc.
4.25%, 06/01/28 (d)	60	47
6.13%, 12/01/28 (d) (i)	20	16
AT&T Inc.
4.35%, 03/01/29	450	429
4.30%, 02/15/30	415	391
2.55%, 12/01/33	238	183
4.90%, 08/15/37	400	369
3.80%, 12/01/57	4,900	3,396
Axian Telecom
7.38%, 02/16/27 (d)	200	174
B2W Digital Lux S.a r.l.
4.38%, 12/20/30 (d)	200	127
Baidu, Inc.
1.72%, 04/09/26	240	212
Bharti Airtel International (Netherlands) B.V.
5.35%, 05/20/24 (d)	130	130
C&W Senior Financing Designated Activity Company
6.88%, 09/15/27 (d)	660	613
Cable Onda, S.A.
4.50%, 01/30/30 (d)	260	233
Cablevision Lightpath LLC
3.88%, 09/15/27 (d)	45	37
5.63%, 09/15/28 (d)	35	26
CCO Holdings, LLC
5.13%, 05/01/27 (d)	285	266
5.00%, 02/01/28 (d)	645	586
4.75%, 03/01/30 (d)	180	155
4.50%, 08/15/30 (d)	110	91
4.50%, 05/01/32	225	179
4.50%, 06/01/33 (d)	190	146
Charter Communications Operating, LLC
4.91%, 07/23/25	1,700	1,666
4.40%, 04/01/33	487	417
5.38%, 05/01/47	1,000	787
5.25%, 04/01/53	5,987	4,657
5.50%, 04/01/63	487	373
Colombia Telecomunicaciones S A E S P Bic
4.95%, 07/17/30 (d)	45	36
Commscope, Inc.
7.13%, 07/01/28 (d)	150	108
4.75%, 09/01/29 (d)	145	117
Consolidated Communications, Inc.
5.00%, 10/01/28 (d)	55	41
CSC Holdings, LLC
5.50%, 04/15/27 (d)	200	168
5.75%, 01/15/30 (d)	585	331
4.13%, 12/01/30 (d)	190	134
4.50%, 11/15/31 (d)	150	104
CT Trust
5.13%, 02/03/32 (d)	200	176
DGL3 Limited
6.75%, 03/01/23 (d)	50	19
Diamond Sports Group, LLC
5.38%, 08/15/26 (d)	460	55
DISH DBS Corporation
7.75%, 07/01/26	500	404
Dish Network Corporation
2.38%, 03/15/24 (l)	205	185
3.38%, 08/15/26 (l)	697	438
11.75%, 11/15/27 (d)	575	591
Fox Corporation
4.71%, 01/25/29	550	532
Frontier Communications Holdings, LLC
5.88%, 11/01/29	12	9
6.00%, 01/15/30 (d)	115	90
8.75%, 05/15/30 (d)	120	123
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (d)	585	544
5.00%, 05/01/28 (d)	140	122
6.75%, 05/01/29 (d)	100	83
Gray Television, Inc.
4.75%, 10/15/30 (d)	90	65
IHS Holding Limited
5.63%, 11/29/26 (d)	200	166
Intelsat Jackson Holdings S.A.
6.50%, 03/15/30 (d)	340	305
LCPR Senior Secured Financing Designated Activity Company
5.13%, 07/15/29 (d)	400	333
Level 3 Financing, Inc.
4.63%, 09/15/27 (d)	190	159
3.63%, 01/15/29 (d)	35	26
Liquid Telecommunications Financing PLC
5.50%, 09/04/26 (d)	200	144
Live Nation Entertainment, Inc.
2.00%, 02/15/25 (l)	53	52
Match Group Holdings II, LLC
4.13%, 08/01/30 (d)	45	37
3.63%, 10/01/31 (d)	140	107
Millicom International Cellular SA
5.13%, 01/15/28 (d)	135	126
4.50%, 04/27/31 (d)	200	169
MTN (Mauritius) Investments Limited
4.76%, 11/11/24 (d)	60	58
6.50%, 10/13/26 (d)	70	70
Network I2I Limited
3.98%, (100, 03/03/26) (d) (k)	50	44
5.65%, (100, 01/15/25) (d) (k)	120	114
Northwest Fiber, LLC
4.75%, 04/30/27 (d)	65	57
6.00%, 02/15/28 (d)	35	27
10.75%, 06/01/28 (d)	280	261
Ooredoo International Finance Limited
5.00%, 10/19/25 (d)	50	50
2.63%, 04/08/31 (d)	200	172
Radiate HoldCo, LLC
4.50%, 09/15/26 (d)	240	176

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
6.50%, 09/15/28 (d)	290	122
Roblox Corporation
3.88%, 05/01/30 (d)	230	181
Rogers Communications Inc.
3.80%, 03/15/32 (d)	546	471
Sable International Finance Limited
5.75%, 09/07/27 (d)	145	134
Sirius XM Radio Inc.
5.00%, 08/01/27 (d)	400	370
4.13%, 07/01/30 (d)	55	45
Sprint Capital Corporation
6.88%, 11/15/28	665	692
8.75%, 03/15/32	655	779
TEGNA Inc.
4.75%, 03/15/26 (d)	200	195
Telecom Italia SPA
5.30%, 05/30/24 (d)	130	123
Telefonica Celular del Paraguay S.A.
5.88%, 04/15/27 (d)	80	77
Tencent Holdings Limited
1.81%, 01/26/26 (d)	50	45
3.98%, 04/11/29 (d)	40	37
2.39%, 06/03/30 (d)	65	53
2.88%, 04/22/31 (d) (i)	200	166
Terrier Media Buyer, Inc.
8.88%, 12/15/27 (d)	121	91
The Walt Disney Company
4.70%, 03/23/50	1,045	968
T-Mobile USA, Inc.
2.63%, 04/15/26	195	179
3.75%, 04/15/27	870	821
4.75%, 02/01/28	65	63
3.38%, 04/15/29	100	88
3.88%, 04/15/30	335	305
4.38%, 04/15/40	40	34
4.50%, 04/15/50	40	33
VEON Holdings B.V.
7.25%, 04/26/23 (d) (e) (g)	95	86
Verizon Communications Inc.
3.00%, 03/22/27	184	171
2.55%, 03/21/31	846	696
4.86%, 08/21/46	580	524
5.01%, 04/15/49	138	126
2.99%, 10/30/56	2,128	1,306
Virgin Media Finance PLC
5.00%, 07/15/30 (d)	215	173
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (d)	220	184
Virgin Media Vendor Financing Notes IV Designated Activity Company
5.00%, 07/15/28 (d)	225	197
VTR Comunicaciones SpA
5.13%, 01/15/28 (d)	157	98
4.38%, 04/15/29 (d)	100	59
VTR Finance N.V.
6.38%, 07/15/28 (d)	70	27
Windstream Escrow, LLC
7.75%, 08/15/28 (d)	410	335
Zayo Group Holdings, Inc.
4.00%, 03/01/27 (d)	95	70
6.13%, 03/01/28 (d)	90	51
Ziggo B.V.
4.88%, 01/15/30 (d)	100	84
Ziggo Bond Company B.V.
5.13%, 02/28/30 (d)	545	442
		34,755
Consumer Discretionary 2.4%
Adtalem Global Education Inc.
5.50%, 03/01/28 (d)	154	141
Affinity Gaming
6.88%, 12/15/27 (d)	90	77
Alibaba Group Holding Limited
2.13%, 02/09/31 (i)	65	52
Aramark Services, Inc.
6.38%, 05/01/25 (d)	130	129
5.00%, 02/01/28 (d)	365	341
Asbury Automotive Group, Inc.
4.63%, 11/15/29 (d)	60	51
5.00%, 02/15/32 (d)	65	54
Ashton Woods USA L.L.C.
4.63%, 04/01/30 (d)	55	45
At Home Group, Inc.
4.88%, 07/15/28 (d) (i)	50	35
AutoNation, Inc.
4.75%, 06/01/30 (p)	117	104
AutoZone, Inc.
3.63%, 04/15/25	164	159
4.00%, 04/15/30	762	706
1.65%, 01/15/31	1,000	776
Azul Investments LLP
5.88%, 10/26/24 (d)	170	136
7.25%, 06/15/26 (d) (i)	200	123
Bath & Body Works, Inc.
7.50%, 06/15/29 (i)	115	113
6.63%, 10/01/30 (d)	320	300
Booking Holdings Inc.
0.75%, 05/01/25 (i) (l)	62	83
Boyd Gaming Corporation
4.75%, 12/01/27	185	172
Caesars Entertainment, Inc.
4.63%, 10/15/29 (d)	110	89
Carnival Corporation
10.50%, 02/01/26 - 06/01/30 (d)	505	473
7.63%, 03/01/26 (d) (i)	125	100
4.00%, 08/01/28 (d)	135	110
Carrols Holdco Inc.
5.88%, 07/01/29 (d) (i)	90	63
Carvana Co.
5.88%, 10/01/28 (d)	110	42
4.88%, 09/01/29 (d)	15	6
10.25%, 05/01/30 (d)	145	68
Century Communities, Inc.
3.88%, 08/15/29 (d) (p)	110	86
Corporacion GEO S.A.B. de C.V.
0.00%, 12/31/49 (e) (f) (m)	99	—
Crocs, Inc.
4.13%, 08/15/31 (d)	95	77
Dana Incorporated
4.50%, 02/15/32	95	77
Discovery Communications, LLC
3.63%, 05/15/30	539	446
4.65%, 05/15/50	1,453	1,009
EG Global Finance PLC
8.50%, 10/30/25 (d)	234	219
Eldorado Resorts, Inc.
6.25%, 07/01/25 (d)	335	326
8.13%, 07/01/27 (d)	305	300
Entertainment Studios, Inc.
10.50%, 02/15/28 (d)	140	53
Fertitta Entertainment LLC
4.63%, 01/15/29 (d)	205	174
6.75%, 01/15/30 (d)	120	97
Foot Locker, Inc.
4.00%, 10/01/29 (d)	50	39
General Motors Financial Company, Inc.
4.30%, 04/06/29	1,000	897
GENM Capital Labuan Limited
3.88%, 04/19/31 (d)	200	151
Golden Entertainment, Inc.
7.63%, 04/15/26 (d)	300	296
Hasbro, Inc.
3.00%, 11/19/24 (p)	432	415
Hilton Grand Vacations Borrower LLC
5.00%, 06/01/29 (d)	100	87
Jacobs Entertainment, Inc.
6.75%, 02/15/29 (d)	55	50
JD.com, Inc.
3.38%, 01/14/30	185	162
Kontoor Brands, Inc.
4.13%, 11/15/29 (d)	30	24

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
LBM Acquisition, LLC
6.25%, 01/15/29 (d)	245	159
LCM Investments Holdings II, LLC
4.88%, 05/01/29 (d)	40	32
Levi Strauss & Co.
3.50%, 03/01/31 (d)	100	80
Life Time, Inc.
5.75%, 01/15/26 (d)	100	93
Lowe`s Companies, Inc.
3.35%, 04/01/27	89	84
4.50%, 04/15/30	549	526
3.75%, 04/01/32	3,974	3,542
4.25%, 04/01/52	1,117	895
4.45%, 04/01/62	1,267	992
Magallanes, Inc.
3.43%, 03/15/24 (d)	540	524
3.64%, 03/15/25 (d)	296	282
3.76%, 03/15/27 (d)	579	523
4.05%, 03/15/29 (d)	201	174
4.28%, 03/15/32 (d)	1,014	836
5.05%, 03/15/42 (d)	474	365
5.14%, 03/15/52 (d)	5,149	3,781
Magic Mergeco, Inc.
5.25%, 05/01/28 (d)	100	81
7.88%, 05/01/29 (d)	180	121
Marriott Ownership Resorts, Inc.
6.13%, 09/15/25 (d)	27	28
4.50%, 06/15/29 (d)	90	75
Mattel, Inc.
5.88%, 12/15/27 (d)	50	49
McDonald's Corporation
3.50%, 07/01/27	243	231
MCE Finance Limited
5.75%, 07/21/28 (d)	110	92
5.38%, 12/04/29 (d)	95	77
Meituan
2.13%, 10/28/25 (d)	200	178
3.05%, 10/28/30 (d)	200	155
Metalsa, S.A. de C.V.
3.75%, 05/04/31 (d)	150	118
NagaCorp Ltd.
7.95%, 07/06/24 (g)	200	183
NCL Corporation Ltd.
3.63%, 12/15/24 (d)	515	441
5.88%, 03/15/26 - 02/15/27 (d)	180	151
NCL Finance, Ltd.
6.13%, 03/15/28 (d)	40	30
Newell Brands Inc.
5.63%, 04/01/36 (h) (p)	25	22
Party City Holdings Inc.
8.75%, 02/15/26 (d)	45	13
Patrick Industries, Inc.
4.75%, 05/01/29 (d)	100	84
Prosus N.V.
3.68%, 01/21/30 (d)	45	38
4.19%, 01/19/32 (d)	200	166
Real Hero Merger
6.25%, 02/01/29 (d)	30	21
Rent-A-Center, Inc.
6.38%, 02/15/29 (d)	30	24
Restaurant Brands International Limited Partnership
5.75%, 04/15/25 (d)	60	60
4.38%, 01/15/28 (d)	170	153
4.00%, 10/15/30 (d)	300	244
Rivian Holdings LLC
10.54%, (6 Month USD LIBOR + 6.00%), 10/15/26 (d) (j)	645	623
Royal Caribbean Cruises Ltd.
11.50%, 06/01/25 (d)	170	182
5.50%, 08/31/26 (d)	230	194
5.38%, 07/15/27 (d)	85	69
11.63%, 08/15/27 (d)	40	40
SkyMiles IP Ltd.
4.50%, 10/20/25 (d)	25	24
Spectrum Management Holding Company, LLC
5.88%, 11/15/40	425	373
5.50%, 09/01/41	2,000	1,661
SRS Distribution Inc.
4.63%, 07/01/28 (d)	80	71
6.13%, 07/01/29 (d)	45	37
6.00%, 12/01/29 (d)	65	52
Station Casinos LLC
4.50%, 02/15/28 (d)	430	373
Studio City Company Limited
7.00%, 02/15/27 (d)	85	79
Tempur Sealy International, Inc.
3.88%, 10/15/31 (d)	95	74
The Gap, Inc.
3.88%, 10/01/31 (d)	95	67
Thor Industries, Inc.
4.00%, 10/15/29 (d)	120	95
TopBuild Corp.
4.13%, 02/15/32 (d)	195	158
Topgolf Callaway Brands Corp.
2.75%, 05/01/26 (l)	51	66
Tupy Overseas S.A.
4.50%, 02/16/31 (d)	200	167
TV Azteca S.A.B. de C.V.
0.00%, 08/09/24 (e) (f) (g)	300	135
Univision Communications Inc.
6.63%, 06/01/27 (d)	515	497
4.50%, 05/01/29 (d)	120	100
Vail Resorts, Inc.
0.00%, 01/01/26 (c) (l)	58	54
Victoria's Secret & Co.
4.63%, 07/15/29 (d)	65	51
Viking Cruises Limited
13.00%, 05/15/25 (d)	145	154
Wolverine World Wide, Inc.
4.00%, 08/15/29 (d)	175	133
Wynn Las Vegas, LLC
5.50%, 03/01/25 (d)	240	229
5.25%, 05/15/27 (d)	160	145
Wynn Resorts Finance, LLC
7.75%, 04/15/25 (d)	155	154
Yum! Brands, Inc.
4.63%, 01/31/32	195	173
		31,486
Consumer Staples 2.1%
Adecoagro S.A.
6.00%, 09/21/27 (d)	150	142
Allied Universal Holdco LLC
4.63%, 06/01/28 (d)	87	72
Altria Group, Inc.
4.40%, 02/14/26	13	13
3.88%, 09/16/46	4,000	2,688
Anheuser-Busch Companies, LLC
4.70%, 02/01/36	975	919
4.90%, 02/01/46	1,025	938
Anheuser-Busch InBev Worldwide Inc.
4.35%, 06/01/40	500	442
4.60%, 04/15/48	650	574
4.50%, 06/01/50	500	442
5.80%, 01/23/59	1,000	1,032
4.60%, 06/01/60 (i)	5,100	4,415
APX Group, Inc.
6.75%, 02/15/27 (d)	210	202
Atlas LuxCo 4 S.a r.l.
4.63%, 06/01/28 (d)	58	49
Bellring Intermediate Holdings, Inc.
7.00%, 03/15/30 (d)	90	87
Brand Energy & Infrastructure Services, Inc.
8.50%, 07/15/25 (d) (i)	625	499
BRF S.A.
4.88%, 01/24/30 (d)	70	59
C&S Group Enterprises LLC
5.00%, 12/15/28 (d)	245	185

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Camposol SA
6.00%, 02/03/27 (d)	50	30
Central American Bottling Corporation
5.25%, 04/27/29 (d)	70	66
Central Garden & Pet Company
4.13%, 04/30/31 (d)	250	207
Cosan Overseas Limited
8.25%, (100, 05/05/23) (g) (k)	190	190
Darling Ingredients Inc.
6.00%, 06/15/30 (d)	60	59
DP World Crescent Limited
3.75%, 01/30/30 (d)	175	161
Gems Menasa (Cayman) Limited
7.13%, 07/31/26 (d)	440	423
Grifols Escrow Issuer S.A.
4.75%, 10/15/28 (d)	200	173
Grupo Bimbo S.A.B. de C.V.
5.95%, (100, 04/17/23) (d) (k)	105	104
Imperial Brands Finance PLC
6.13%, 07/27/27 (d)	536	532
JBS USA Food Company
2.50%, 01/15/27 (d)	1,190	1,043
5.13%, 02/01/28 (d)	515	487
5.50%, 01/15/30 (d)	1,080	1,027
3.63%, 01/15/32 (d)	210	171
3.00%, 05/15/32 (d)	5,280	4,051
5.75%, 04/01/33 (d)	1,060	1,013
Legends Hospitality Holding Company, LLC
5.00%, 02/01/26 (d)	55	49
Natura Cosmeticos S.A.
4.13%, 05/03/28 (d) (i)	200	163
NBM US Holdings, Inc.
6.63%, 08/06/29 (d)	175	170
Performance Food Group Company
5.50%, 10/15/27 (d)	180	171
Performance Food Group, Inc.
6.88%, 05/01/25 (d)	210	210
4.25%, 08/01/29 (d)	50	43
Pilgrim's Pride Corporation
4.25%, 04/15/31 (d)	195	166
Post Holdings, Inc.
5.63%, 01/15/28 (d)	70	66
5.50%, 12/15/29 (d)	246	223
4.63%, 04/15/30 (d)	95	82
Reynolds American Inc.
4.45%, 06/12/25	325	318
5.85%, 08/15/45	1,000	855
Safeway Inc.
4.63%, 01/15/27 (d)	40	37
3.50%, 03/15/29 (d)	140	117
4.88%, 02/15/30 (d)	330	294
Sysco Corporation
5.95%, 04/01/30 (p)	332	344
6.60%, 04/01/50 (p)	500	545
The Bidvest Group (UK) PLC
3.63%, 09/23/26 (d)	200	180
Treehouse Foods, Inc.
4.00%, 09/01/28	145	124
Triton Water Holdings Incorporated
6.25%, 04/01/29 (d)	245	198
Turning Point Brands, Inc.
5.63%, 02/15/26 (d)	100	86
U.S. Foods Inc.
4.75%, 02/15/29 (d)	130	115
4.63%, 06/01/30 (d)	45	40
United Natural Foods, Inc.
6.75%, 10/15/28 (d)	95	91
		27,182
Industrials 1.7%
Advanced Drainage Systems, Inc.
5.00%, 09/30/27 (d)	425	399
Aeropuerto Internacional de Tocumen, S.A.
4.00%, 08/11/41 (d)	200	165
5.13%, 08/11/61 (d)	200	164
Air Lease Corporation
3.38%, 07/01/25	961	906
3.75%, 06/01/26	3,475	3,255
American Airlines, Inc.
5.50%, 04/20/26 (d)	45	43
Arcosa, Inc.
4.38%, 04/15/29 (d)	60	52
Ardagh Metal Packaging Finance Public Limited Company
3.25%, 09/01/28 (d)	35	30
Ardagh Packaging Finance Public Limited Company
4.13%, 08/15/26 (d)	110	95
Artera Services, LLC
9.03%, 12/04/25 (d)	120	100
ASGN Incorporated
4.63%, 05/15/28 (d)	465	421
Bombardier Inc.
7.50%, 03/15/25 (d)	54	54
7.13%, 06/15/26 (d)	130	127
7.88%, 04/15/27 (d)	290	282
Builders FirstSource, Inc.
4.25%, 02/01/32 (d)	90	73
BWXT Government Group, Inc.
4.13%, 06/30/28 (d)	175	157
4.13%, 04/15/29 (d)	245	212
Cargo Aircraft Management, Inc.
4.75%, 02/01/28 (d)	145	131
Clydesdale Acquisition Holdings Inc
6.63%, 04/15/29 (d)	45	43
CoreCivic, Inc.
4.63%, 05/01/23	300	300
DAE Funding LLC
1.55%, 08/01/24 (d)	200	186
DP World Limited
5.63%, 09/25/48 (d)	35	33
Dycom Industries, Inc.
4.50%, 04/15/29 (d)	150	131
Embraer Netherlands Finance B.V.
5.05%, 06/15/25	160	156
Foundation Building Materials, Inc.
6.00%, 03/01/29 (d)	60	45
FTI Consulting, Inc.
2.00%, 08/15/23 (l)	37	58
Global Infrastructure Solutions Inc.
5.63%, 06/01/29 (d)	150	117
Graphic Packaging International, LLC
3.75%, 02/01/30 (d)	45	38
Great Lakes Dredge & Dock Corporation
5.25%, 06/01/29 (d)	60	46
Howmet Aerospace Inc.
5.95%, 02/01/37	10	10
HTA Group Limited
7.00%, 12/18/25 (d)	130	120
Intelligent Packaging Limited Purchaser Inc.
6.00%, 09/15/28 (d)	35	28
KBR, Inc.
2.50%, 11/01/23 (l)	60	125
Madison IAQ LLC
4.13%, 06/30/28 (d)	70	58
5.88%, 06/30/29 (d)	555	382
Misc Capital Two Labuan Ltd
3.75%, 04/06/27 (d)	200	183
MIWD Holdco II LLC
5.50%, 02/01/30 (d)	25	20
Moog Inc.
4.25%, 12/15/27 (d)	95	88
Mueller Water Products, Inc.
4.00%, 06/15/29 (d)	110	97
Navios South American Logistics Inc.
10.75%, 07/01/25 (d)	315	299
OI European Group B.V.
4.75%, 02/15/30 (d)	95	84
Park Aerospace Holdings Limited
5.50%, 02/15/24 (d)	4,000	3,951
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Pike Corporation
5.50%, 09/01/28 (d)	565	494
Pitney Bowes Inc.
6.88%, 03/15/27 (d)	50	43
7.25%, 03/15/29 (d)	100	78
RailWorks Holdings, LP
8.25%, 11/15/28 (d)	140	130
Roller Bearing Company of America, Inc.
4.38%, 10/15/29 (d)	25	22
Seaspan Corporation
5.50%, 08/01/29 (d)	140	106
Sensata Technologies B.V.
4.00%, 04/15/29 (d)	155	134
Stericycle, Inc.
3.88%, 01/15/29 (d)	170	148
The Boeing Company
5.04%, 05/01/27 (p)	555	549
5.15%, 05/01/30 (p)	555	541
5.71%, 05/01/40 (p)	560	534
5.81%, 05/01/50 (p)	1,300	1,213
5.93%, 05/01/60 (p)	560	513
The GEO Group, Inc.
10.50%, 06/30/28	41	41
9.50%, 12/31/28 (d)	185	179
TK Elevator U.S. Newco, Inc.
5.25%, 07/15/27 (d)	475	423
TMS International Corp.
6.25%, 04/15/29 (d)	70	50
TransDigm Inc.
8.00%, 12/15/25 (d)	10	10
6.38%, 06/15/26	365	356
7.50%, 03/15/27	60	59
5.50%, 11/15/27	830	779
4.88%, 05/01/29	200	174
Transdigm UK Holdings PLC
6.88%, 05/15/26	65	64
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (d)	1,036	968
8.50%, 08/15/27 (d)	15	14
Turkiye Sise ve Cam Fabrikalari Anonim Sirketi
6.95%, 03/14/26 (d)	100	97
Uber Technologies, Inc.
4.50%, 08/15/29 (d)	100	87
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (d)	100	93
Vertiv Group Corporation
4.13%, 11/15/28 (d)	230	196
Victors Merger Corporation
6.38%, 05/15/29 (d)	150	83
XPO, Inc.
6.25%, 05/01/25 (d)	124	125
		21,567
Utilities 1.5%
Abu Dhabi National Energy Company PJSC
4.88%, 04/23/30 (d)	40	41
4.00%, 10/03/49 (d)	95	82
Adani Electricity Mumbai Limited
3.87%, 07/22/31 (d)	200	144
Clearway Energy Operating LLC
4.75%, 03/15/28 (d)	35	32
Cleco Corporate Holdings LLC
3.38%, 09/15/29	1,499	1,262
Comision Federal De Electricidad, E.P.E.
4.69%, 05/15/29 (d)	200	177
Duke Energy Corporation
2.45%, 06/01/30	427	353
Duquesne Light Holdings, Inc.
2.53%, 10/01/30 (d)	209	166
2.78%, 01/07/32 (d)	659	516
ESKOM Holdings
6.75%, 08/06/23 (d)	115	110
7.13%, 02/11/25 (d)	120	109
6.35%, 08/10/28 (d)	150	138
8.45%, 08/10/28 (d)	25	22
Exelon Corporation
2.75%, 03/15/27	193	176
4.05%, 04/15/30	250	233
3.35%, 03/15/32	2,834	2,471
4.70%, 04/15/50	111	98
4.10%, 03/15/52	174	139
FEL Energy VI S.a r.l.
5.75%, 12/01/40 (d)	185	158
InterGen N.V.
7.00%, 06/30/23 (d)	1,020	999
Lamar Funding Limited
3.96%, 05/07/25 (d)	145	137
Mong Duong Finance Holdings B.V.
5.13%, 05/07/29 (d)	130	108
NiSource Inc.
2.95%, 09/01/29	1,265	1,099
NRG Energy, Inc.
3.38%, 02/15/29 (d)	40	32
3.63%, 02/15/31 (d)	85	65
Pacific Gas And Electric Company
4.95%, 07/01/50	450	352
Pattern Energy Group Inc.
4.50%, 08/15/28 (d)	80	72
PG&E Corporation
5.00%, 07/01/28	860	787
5.25%, 07/01/30	705	642
Promigas SA ESP
3.75%, 10/16/29 (d)	75	61
Puget Energy, Inc.
4.10%, 06/15/30	516	462
4.22%, 03/15/32	2,096	1,865
Termocandelaria Power Ltd.
7.88%, 01/30/29 (d)	110	101
The AES Corporation
3.30%, 07/15/25 (d)	1,317	1,244
3.95%, 07/15/30 (d)	1,148	1,015
2.45%, 01/15/31	4,200	3,347
The Israel Electric Corporation Ltd.
3.75%, 02/22/32	200	174
Vistra Operations Company LLC
5.63%, 02/15/27 (d)	140	134
5.00%, 07/31/27 (d)	430	400
		19,523
Health Care 1.4%
1375209 BC Ltd
9.00%, 01/30/28 (d)	117	114
180 Medical, Inc.
3.88%, 10/15/29 (d)	200	172
AHP Health Partners, Inc.
5.75%, 07/15/29 (d)	105	82
Avantor, Inc.
4.63%, 07/15/28 (d)	285	259
Bausch Health Companies Inc.
5.50%, 11/01/25 (d)	130	111
11.00%, 09/30/28 (d)	208	163
14.00%, 10/15/30 (d)	40	24
BCPE Cycle Merger Sub II Inc
10.63%, 07/15/27 (d)	95	20
Cano Health, LLC
6.25%, 10/01/28 (d)	25	15
Catalent Pharma Solutions, Inc.
3.13%, 02/15/29 (d)	250	199
3.50%, 04/01/30 (d) (i)	85	67
Centene Corporation
4.25%, 12/15/27	540	507
2.45%, 07/15/28	1,240	1,047
4.63%, 12/15/29	840	768
3.38%, 02/15/30	495	420
2.63%, 08/01/31	520	409
Charles River Laboratories International, Inc.
4.25%, 05/01/28 (d)	20	18
3.75%, 03/15/29 (d)	70	62
Cigna Corporation
4.90%, 12/15/48	1,000	910

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Community Health Systems, Inc.
8.00%, 03/15/26 (d)	625	570
5.63%, 03/15/27 (d)	145	124
6.00%, 01/15/29 (d)	145	121
6.88%, 04/15/29 (d)	120	62
6.13%, 04/01/30 (d)	405	204
5.25%, 05/15/30 (d)	210	159
4.75%, 02/15/31 (d)	100	73
CVS Health Corporation
3.00%, 08/15/26	92	86
3.63%, 04/01/27	259	246
4.78%, 03/25/38	550	504
DaVita Inc.
4.63%, 06/01/30 (d)	450	363
Emergent BioSolutions Inc.
3.88%, 08/15/28 (d)	410	202
Garden SpinCo Corporation
8.63%, 07/20/30 (d)	40	42
HCA Inc.
5.88%, 02/15/26 - 02/01/29	1,898	1,907
5.63%, 09/01/28	783	779
3.50%, 09/01/30	888	764
3.63%, 03/15/32 (d)	137	116
HealthEquity, Inc.
4.50%, 10/01/29 (d)	40	36
Humana Inc.
3.70%, 03/23/29	350	320
Jazz Securities Designated Activity Company
4.38%, 01/15/29 (d)	85	76
ModivCare Inc.
5.00%, 10/01/29 (d)	40	34
Molina Healthcare, Inc.
3.88%, 11/15/30 - 05/15/32 (d)	215	180
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (d)	280	226
5.25%, 10/01/29 (d) (i)	110	87
Organon & Co.
4.13%, 04/30/28 (d)	60	53
5.13%, 04/30/31 (d)	350	303
Owens & Minor, Inc.
4.50%, 03/31/29 (d)	60	48
Surgery Center Holdings, Inc.
6.75%, 07/01/25 (d)	98	97
Tenet Healthcare Corporation
4.88%, 01/01/26 (d)	100	95
6.25%, 02/01/27 (d)	270	259
5.13%, 11/01/27 (d)	500	467
4.63%, 06/15/28 (d)	70	63
6.13%, 10/01/28 (d)	285	256
4.25%, 06/01/29 (d)	200	173
4.38%, 01/15/30 (d)	105	91
Viatris Inc.
1.65%, 06/22/25	147	133
2.70%, 06/22/30	3,945	3,093
3.85%, 06/22/40	325	218
4.00%, 06/22/50	560	347
		18,344
Information Technology 1.2%
Black Knight Infoserv, LLC
3.63%, 09/01/28 (d)	255	222
Booz Allen Hamilton Inc.
4.00%, 07/01/29 (d)	35	31
Boxer Parent Company Inc.
7.13%, 10/02/25 (d)	80	78
Broadcom Inc.
1.95%, 02/15/28 (d)	271	229
2.45%, 02/15/31 (d)	2,643	2,080
2.60%, 02/15/33 (d)	2,342	1,758
3.50%, 02/15/41 (d)	1,862	1,332
3.75%, 02/15/51 (d)	874	610
CA Magnum Holdings
5.38%, 10/31/26 (d)	200	182
Clarivate Science Holdings Corporation
3.88%, 07/01/28 (d)	65	56
4.88%, 07/01/29 (d) (i)	60	51
Coherent Corp.
5.00%, 12/15/29 (d)	420	363
Dell International L.L.C.
5.45%, 06/15/23 (p)	300	301
5.85%, 07/15/25 (p)	182	184
6.02%, 06/15/26 (p)	250	255
6.10%, 07/15/27 (p)	334	343
6.20%, 07/15/30 (p)	289	294
Elastic N.V.
4.13%, 07/15/29 (d)	50	40
Entegris Escrow Corporation
5.95%, 06/15/30 (d)	185	171
Entegris, Inc.
3.63%, 05/01/29 (d) (i)	250	201
Fair Isaac Corporation
4.00%, 06/15/28 (d)	110	100
Gartner, Inc.
3.75%, 10/01/30 (d)	95	82
Lenovo Group Limited
3.42%, 11/02/30 (d)	200	159
MicroStrategy Incorporated
6.13%, 06/15/28 (d) (i)	205	149
Minerva Merger Sub Inc
6.50%, 02/15/30 (d)	350	259
On Semiconductor Corporation
1.63%, 10/15/23 (l)	24	72
3.88%, 09/01/28 (d)	110	96
Open Text Corporation
3.88%, 02/15/28 (d)	105	90
Oracle Corporation
2.80%, 04/01/27	991	903
2.30%, 03/25/28	1,508	1,307
2.88%, 03/25/31	1,920	1,591
3.60%, 04/01/40	990	733
SS&C Technologies, Inc.
5.50%, 09/30/27 (d)	500	471
TTM Technologies, Inc.
4.00%, 03/01/29 (d)	115	99
Twilio Inc.
3.63%, 03/15/29	70	57
3.88%, 03/15/31	75	60
Viavi Solutions Inc.
3.75%, 10/01/29 (d) (p)	185	154
Virtusa Corporation
7.13%, 12/15/28 (d)	55	42
		15,205
Materials 0.8%
Alcoa Nederland Holding B.V.
4.13%, 03/31/29 (d)	100	89
Antofagasta PLC
2.38%, 10/14/30 (d)	200	161
Aris Mining Corporation
6.88%, 08/09/26 (d)	150	118
ATI Inc.
5.88%, 12/01/27	391	374
4.88%, 10/01/29	45	40
5.13%, 10/01/31	30	26
Ball Corporation
3.13%, 09/15/31	140	112
Big River Steel LLC
6.63%, 01/31/29 (d)	220	211
Braskem Idesa, S.A.P.I.
7.45%, 11/15/29 (d)	25	20
Celtic Resources Holdings Designated Activity Company
0.00%, 10/09/24 (d) (e) (f) (g) (m)	100	—
CEMEX S.A.B. de C.V.
5.13%, (100, 06/08/26) (d) (k)	255	236
3.88%, 07/11/31 (d)	145	123
Cerdia Finanz GmbH
10.50%, 02/15/27 (d)	90	76
CF Industries, Inc.
4.95%, 06/01/43	5	4
5.38%, 03/15/44	525	471

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Cleveland-Cliffs Inc.
4.63%, 03/01/29 (d) (i)	100	89
4.88%, 03/01/31 (d) (i)	100	89
Commercial Metals Company
4.13%, 01/15/30	45	40
4.38%, 03/15/32	45	39
Compania de Minas Buenaventura S.A.A.
5.50%, 07/23/26 (d)	55	48
Corporacion Nacional del Cobre de Chile
3.00%, 09/30/29 (d)	25	22
3.15%, 01/14/30 (d)	60	53
3.70%, 01/30/50 (d)	140	105
CSN Resources S.A.
5.88%, 04/08/32 (d)	85	71
Diamond (BC) B.V.
4.63%, 10/01/29 (d)	45	36
Endeavour Mining PLC
5.00%, 10/14/26 (d)	200	169
EQUATE Petrochemical B.V.
4.25%, 11/03/26 (d)	50	48
ERO Copper Corp.
6.50%, 02/15/30 (d)	330	264
First Quantum Minerals Ltd
7.50%, 04/01/25 (d)	50	49
6.88%, 03/01/26 - 10/15/27 (d)	300	284
FMG Resources (August 2006) Pty Ltd
4.50%, 09/15/27 (d)	5	5
Fresnillo PLC
4.25%, 10/02/50 (d)	200	158
Glatfelter Corporation
4.75%, 11/15/29 (d)	75	46
Gold Fields Orogen Holding (BVI) Limited
5.13%, 05/15/24 (d)	100	99
GrafTech Finance Inc.
4.63%, 12/15/28 (d)	115	95
Infrabuild Australia Pty Ltd
12.00%, 10/01/24 (d)	145	140
JSW Steel Limited
3.95%, 04/05/27 (d)	200	172
Kaiser Aluminum Corporation
4.63%, 03/01/28 (d)	270	237
LSB Industries, Inc.
6.25%, 10/15/28 (d)	190	173
MEGlobal Canada ULC
5.00%, 05/18/25 (d)	95	93
Mercer International Inc.
5.13%, 02/01/29	100	84
Methanex Corporation
5.13%, 10/15/27	285	265
5.25%, 12/15/29	135	120
5.65%, 12/01/44	95	73
Mineral Resources Limited
8.00%, 11/01/27 (d)	140	143
Nexa Resources S.A.
6.50%, 01/18/28 (d)	120	117
Novelis Corporation
3.88%, 08/15/31 (d)	90	74
Nufarm Australia Limited
5.00%, 01/27/30 (d)	370	323
OCP S.A.
5.63%, 04/25/24 (d)	140	140
4.50%, 10/22/25 (d)	25	24
3.75%, 06/23/31 (d)	335	281
6.88%, 04/25/44 (d)	20	19
Olin Corporation
5.00%, 02/01/30	270	246
Olympus Water US Holding Corporation
4.25%, 10/01/28 (d)	200	164
Orbia Advance Corporation, S.A.B. de C.V.
1.88%, 05/11/26 (d)	125	109
2.88%, 05/11/31 (d)	70	55
PT Freeport Indonesia
4.76%, 04/14/27 (d)	200	192
6.20%, 04/14/52 (d)	200	175
PT Indonesia Asahan Aluminium (Persero)
5.45%, 05/15/30 (d)	130	124
S.P.C.M. SA
3.13%, 03/15/27 (d)	95	82
SABIC Capital II B.V.
4.00%, 10/10/23 (d)	200	198
Sasol Financing USA LLC
5.88%, 03/27/24	130	127
4.38%, 09/18/26 (i)	200	177
Sibur Securities Designated Activity Company
0.00%, 07/08/25 (d) (e) (f) (g)	50	34
Stillwater Mining Company
4.00%, 11/16/26 (d)	200	177
The Chemours Company
5.38%, 05/15/27	490	452
5.75%, 11/15/28 (d)	515	462
The Scotts Miracle-Gro Company
4.38%, 02/01/32	100	76
Valvoline, Inc.
4.25%, 02/15/30 (d)	215	210
Volcan Compania Minera S.A.A.
4.38%, 02/11/26 (d)	40	35
W. R. Grace Holdings LLC
4.88%, 06/15/27 (d)	300	266
5.63%, 08/15/29 (d)	90	73
		9,782
Total Corporate Bonds And Notes (cost $518,952)		455,929
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 10.2%
AASET 2019-2 Trust
Series 2019-A-2, 3.38%, 10/16/26 (h)	731	532
Series 2019-B-2, 4.46%, 10/16/26 (h)	220	68
AASET 2020-1 Trust
Series 2020-A-1A, 3.35%, 01/15/27 (h)	213	167
Series 2020-B-1A, 4.34%, 01/15/27 (h)	139	65
Aaset 2021-1 Trust
Series 2021-A-1A, 2.95%, 11/16/41	764	627
Aaset 2021-2 Trust
Series 2021-A-2A, 2.80%, 12/15/28	1,515	1,217
AASET 2022-1 LLC
Series 2022-A-1A, 6.00%, 05/16/29	1,816	1,693
Aimco CLO 11 Ltd
Series 2020-AR-11A, 5.21%, (3 Month USD LIBOR + 1.13%), 10/17/34 (j)	582	567
Aimco CLO 14 Ltd
Series 2021-A-14A, 5.23%, (3 Month USD LIBOR + 0.99%), 04/20/34 (j)	1,573	1,525
Aimco CLO Series 2018-B
Series 2018-AR-BA, 5.18%, (3 Month USD LIBOR + 1.10%), 01/15/32 (j)	571	561
Allegro CLO XIII, Ltd.
Series 2021-A-1A, 5.38%, (3 Month USD LIBOR + 1.14%), 07/20/34 (j)	716	696
Allegro CLO XV, Ltd.
Series 2022-A-1A, 2.70%, (SOFR 90-Day Average + 1.50%), 07/20/35 (j)	893	869
AMMC CLO XI Limited
Series 2012-A1R2-11A, 5.42%, (3 Month USD LIBOR + 1.01%), 04/30/31 (d) (j)	1,000	982
Ares LIV CLO Ltd
Series 2019-A-54A, 5.40%, (3 Month USD LIBOR + 1.32%), 10/15/32 (j)	778	763
Ares LIX CLO Ltd
Series 2021-A-59A, 5.39%, (3 Month USD LIBOR + 1.03%), 04/25/34 (j)	521	505
Ares LV CLO Ltd
Series 2020-A1R-55A, 5.21%, (3 Month USD LIBOR + 1.13%), 07/17/34 (j)	908	887
Ares LVIII CLO Ltd.
Series 2020-AR-58A, 5.19%, (3 Month Term SOFR + 1.33%), 01/16/35 (j)	1,109	1,064
Ares XLI CLO Ltd.
Series 2016-AR2-41A, 5.15%, (3 Month USD LIBOR + 1.07%), 04/17/34 (j)	2,135	2,072
Ares XXXIV CLO, Ltd.
Series 2015-AR2-2A, 5.33%, (3 Month USD LIBOR + 1.25%), 04/18/33 (j)	303	297

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
BAMLL Commercial Mortgage Securities Trust 2019-BPR
Series 2019-ANM-BPR, REMIC, 3.11%, 11/07/24	534	486
Series 2019-AMP-BPR, REMIC, 3.29%, 11/07/24	1,300	1,168
Series 2019-BNM-BPR, REMIC, 3.47%, 11/07/24	100	88
Series 2019-CNM-BPR, REMIC, 3.72%, 11/07/24 (j)	100	80
BAMLL Commercial Mortgage Securities Trust 2022- DKLX
Series 2022-A-DKLX, REMIC, 5.49%, (1 Month Term SOFR + 1.15%), 01/16/24 (j)	617	594
Series 2022-B-DKLX, REMIC, 5.89%, (1 Month Term SOFR + 1.55%), 01/16/24 (j)	117	111
Series 2022-C-DKLX, REMIC, 6.49%, (1 Month Term SOFR + 2.15%), 01/16/24 (j)	100	95
Bank 2019-BNK21
Series 2019-A5-BN21, REMIC, 2.85%, 09/17/29	94	82
Bank 2020-BNK25
Interest Only, Series 2020-XB-BN25, REMIC, 0.44%, 01/18/63 (j)	3,200	80
BANK 2022-BNK44
Series 2022-A5-BNK44, REMIC, 5.75%, 10/18/32 (j)	3,815	3,980
Barings CLO Ltd 2020-I
Series 2020-AR-1A, 5.23%, (3 Month USD LIBOR + 1.15%), 10/15/36 (j)	589	573
Barings CLO Ltd. 2020-IV
Series 2020-A-4A, 5.46%, (3 Month USD LIBOR + 1.22%), 01/20/32 (j)	1,300	1,279
Barings CLO Ltd. 2021-I
Series 2021-A-1A, 5.38%, (3 Month USD LIBOR + 1.02%), 04/25/34 (j)	1,146	1,113
Beechwood Park CLO Ltd
Series 2019-A1R-1A, 5.23%, (3 Month Term SOFR + 1.30%), 01/17/35 (j)	1,132	1,114
Benchmark 2018-B4 Mortgage Trust
Series 2018-A5-B4, REMIC, 4.12%, 06/16/28 (j)	106	101
Benchmark 2019-B12 Mortgage Trust
Interest Only, Series 2019-XA-B12, REMIC, 1.03%, 08/16/52 (j)	7,051	293
Benchmark 2019-B14 Mortgage Trust
Interest Only, Series 2019-XA-B14, REMIC, 0.78%, 12/15/62 (j)	4,936	156
Bethpage Park CLO, Ltd.
Series 2021-A-1A, 5.21%, (3 Month USD LIBOR + 1.13%), 10/15/36 (j)	888	862
BFLD Trust 2020-OBRK
Series 2020-A-OBRK, REMIC, 6.37%, (1 Month USD LIBOR + 2.05%), 11/15/28 (j)	592	586
Blackbird Capital II Aircraft Lease Limited
Series 2021-A-1A, 2.44%, 07/17/28	1,129	908
BPR Trust 2022-OANA
Series 2022-A-OANA, REMIC, 6.23%, (1 Month Term SOFR + 1.90%), 04/15/24 (j)	2,225	2,172
Series 2022-B-OANA, REMIC, 6.78%, (1 Month Term SOFR + 2.45%), 04/15/24 (j)	591	555
Bristol Park CLO, Ltd.
Series 2016-AR-1A, 5.07%, (3 Month USD LIBOR + 0.99%), 04/16/29 (j)	874	862
BX 2021-PAC Mortgage Trust
Series 2021-A-PAC, REMIC, 5.01%, (1 Month USD LIBOR + 0.69%), 11/15/38 (j)	1,203	1,155
Series 2021-B-PAC, REMIC, 5.22%, (1 Month USD LIBOR + 0.90%), 11/15/38 (j)	180	170
Series 2021-C-PAC, REMIC, 5.42%, (1 Month USD LIBOR + 1.10%), 11/15/38 (j)	241	227
Series 2021-D-PAC, REMIC, 5.62%, (1 Month USD LIBOR + 1.30%), 11/15/38 (j)	234	218
Series 2021-E-PAC, REMIC, 6.27%, (1 Month USD LIBOR + 1.95%), 11/15/38 (j)	813	760
BX Commercial Mortgage Trust 2019-XL
Series 2019-A-XL, REMIC, 5.37%, (1 Month Term SOFR + 1.03%), 10/15/36 (j)	233	229
Series 2019-B-XL, REMIC, 5.53%, (1 Month Term SOFR + 1.19%), 10/15/36 (j)	376	369
Series 2019-C-XL, REMIC, 5.70%, (1 Month Term SOFR + 1.36%), 10/15/36 (j)	473	461
Series 2019-D-XL, REMIC, 5.90%, (1 Month Term SOFR + 1.56%), 10/15/36 (j)	670	649
Series 2019-E-XL, REMIC, 6.25%, (1 Month Term SOFR + 1.91%), 10/15/36 (j)	3,066	2,960
BX Commercial Mortgage Trust 2022-LP2
Series 2022-A-LP2, REMIC, 5.35%, (SOFR 30-Day Average + 1.01%), 02/16/27 (j)	1,445	1,393
Series 2022-B-LP2, REMIC, 5.65%, (SOFR 30-Day Average + 1.31%), 02/16/27 (j)	435	415
Series 2022-C-LP2, REMIC, 5.90%, (SOFR 30-Day Average + 1.56%), 02/16/27 (j)	435	411
Series 2022-D-LP2, REMIC, 6.30%, (SOFR 30-Day Average + 1.96%), 02/16/27 (j)	435	411
BX Trust 2022-GPA
Series 2022-A-GPA, REMIC, 5.96%, (1 Month Term SOFR + 2.17%), 08/15/24 (j)	652	648
BX Trust 2022-IND
Series 2022-A-IND, REMIC, 5.83%, (1 Month Term SOFR + 1.49%), 04/15/24 (j)	1,117	1,094
Series 2022-B-IND, REMIC, 6.28%, (1 Month Term SOFR + 1.94%), 04/15/24 (j)	569	551
Series 2022-C-IND, REMIC, 6.63%, (1 Month Term SOFR + 2.29%), 04/15/24 (j)	129	123
Series 2022-D-IND, REMIC, 7.17%, (1 Month Term SOFR + 2.84%), 04/15/24 (j)	107	101
Castlelake Aircraft Structured Trust 2021-1
Series 2021-A-1A, 3.47%, 01/15/28 (h)	247	206
Cedar Funding Vi CLO, Ltd.
Series 2016-ARR-6A, 5.29%, (3 Month USD LIBOR + 1.05%), 04/20/34 (j)	6,596	6,380
Cedar Funding X CLO Ltd
Series 2019-AR-10A, 5.34%, (3 Month USD LIBOR + 1.10%), 10/20/32 (j)	710	693
Cedar Funding XII CLO Ltd
Series 2020-A1R-12A, 5.49%, (3 Month USD LIBOR + 1.13%), 10/25/34 (j)	542	526
Cedar Funding XV CLO Ltd
Series 2022-A-15A, 5.28%, (3 Month Term SOFR + 1.32%), 04/20/35 (j)	1,052	1,013
Cent CLO
Series 2022-A1-32A, 4.18%, (3 Month Term SOFR + 1.70%), 07/24/34 (j)	1,282	1,231
CF Hippolyta Issuer LLC
Series 2021-A1-1A, REMIC, 1.53%, 03/15/26	1,469	1,268
CFMT 2021-HB6 LLC
Series 2021-A-HB6, 0.90%, 03/25/24 (j)	502	475
CHC Commercial Mortgage Trust 2019-CHC
Series 2019-A-CHC, REMIC, 5.44%, (1 Month USD LIBOR + 1.12%), 06/17/24 (j)	1,439	1,411
Series 2019-B-CHC, REMIC, 5.82%, (1 Month USD LIBOR + 1.50%), 06/15/34 (j)	236	227
Series 2019-C-CHC, REMIC, 6.07%, (1 Month USD LIBOR + 1.75%), 06/15/34 (j)	267	251
CIM Retail Portfolio Trust 2021-RETL
Series 2021-C-RETL, REMIC, 6.62%, (1 Month USD LIBOR + 2.30%), 08/15/23 (j)	12	12
Series 2021-D-RETL, REMIC, 7.37%, (1 Month USD LIBOR + 3.05%), 08/15/23 (j)	165	161
Citigroup Commercial Mortgage Trust 2019-GC41
Interest Only, Series 2019-XA-GC41, REMIC, 1.04%, 08/11/56 (j)	3,446	156
Columbia Cent CLO 29 Limited
Series 2020-AR-29A, 5.41%, (3 Month USD LIBOR + 1.17%), 10/20/34 (j)	882	856
Columbia Cent CLO 30 Limited
Series 2020-A1-30A, 5.55%, (3 Month USD LIBOR + 1.31%), 01/20/34 (j)	1,720	1,684
Series 2021-A1-31A, 5.44%, (3 Month USD LIBOR + 1.20%), 04/20/34 (j)	1,270	1,233
COMM 2014-CCRE18 Mortgage Trust
Series 2014-A5-CR18, REMIC, 3.83%, 06/17/24	180	173

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
CSMC 2019-ICE4
Series 2019-B-ICE4, REMIC, 5.55%, (1 Month USD LIBOR + 1.23%), 05/15/36 (j)	646	635
Series 2019-C-ICE4, REMIC, 5.75%, (1 Month USD LIBOR + 1.43%), 05/15/36 (j)	125	122
CSMC 2020-NET
Series 2020-A-NET, REMIC, 2.26%, 08/15/25	296	266
Dryden 37 Senior Loan Fund
Series 2020-AR-85A, 5.23%, (3 Month USD LIBOR + 1.15%), 10/15/35 (j)	798	775
Dryden 76 CLO Ltd
Series 2019-A1R-76A, 3.86%, (3 Month USD LIBOR + 1.15%), 10/20/34 (j)	1,176	1,143
Dryden 78 CLO Ltd
Series 2020-A-78A, 5.26%, (3 Month USD LIBOR + 1.18%), 04/18/33 (j)	600	587
Dryden 83 CLO, Ltd.
Series 2020-A-83A, 5.41%, (3 Month USD LIBOR + 1.22%), 01/18/32 (j)	917	902
Dryden 90 CLO, Ltd.
Series 2021-A1A-90A, 5.81%, (3 Month USD LIBOR + 1.13%), 02/20/35 (j)	457	443
Dryden 98 CLO Ltd
Series 2022-A-98A, 3.73%, (SOFR 90-Day Average + 1.30%), 04/20/35 (j)	591	571
Eaton Vance CLO 2013-1 Ltd
Series 2013-A13R-1A, 5.33%, (3 Month USD LIBOR + 1.25%), 01/17/34 (j)	270	263
Eaton Vance CLO 2019-1 Ltd
Series 2019-AR-1A, 5.18%, (3 Month USD LIBOR + 1.10%), 04/15/31 (j)	646	634
Eaton Vance CLO 2020-2 Ltd
Series 2020-AR-2A, 5.23%, (3 Month USD LIBOR + 1.15%), 01/16/35 (j)	1,020	995
ELP Commercial Mortgage Trust 2021-ELP
Series 2021-A-ELP, REMIC, 5.02%, (1 Month USD LIBOR + 0.70%), 11/15/23 (j)	1,641	1,571
Extended Stay America Trust 2021-ESH
Series 2021-A-ESH, REMIC, 5.40%, (1 Month USD LIBOR + 1.08%), 07/17/23 (j)	556	541
Series 2021-B-ESH, REMIC, 5.70%, (1 Month USD LIBOR + 1.38%), 07/17/23 (j)	317	305
Series 2021-C-ESH, REMIC, 6.02%, (1 Month USD LIBOR + 1.70%), 07/17/23 (j)	233	224
Series 2021-D-ESH, REMIC, 6.57%, (1 Month USD LIBOR + 2.25%), 07/17/23 (j)	470	450
Flatiron CLO 19 Ltd
Series 2019-AR-1A, 5.72%, (3 Month USD LIBOR + 1.08%), 11/16/34 (j)	1,000	976
Flatiron CLO 21 Ltd
Series 2021-A1-1A, 5.34%, (3 Month USD LIBOR + 1.11%), 07/19/34 (j)	651	635
Flatiron CLO Ltd
Series 2020-A-1A, 5.98%, (3 Month USD LIBOR + 1.30%), 11/21/33 (j)	1,494	1,460
GS Mortgage Securities Corporation Trust 2021-IP
Series 2021-A-IP, REMIC, 5.27%, (1 Month USD LIBOR + 0.95%), 10/15/36 (j)	710	662
Series 2021-B-IP, REMIC, 5.47%, (1 Month USD LIBOR + 1.15%), 10/15/36 (j)	110	103
Series 2021-C-IP, REMIC, 5.87%, (1 Month USD LIBOR + 1.55%), 10/15/36 (j)	100	93
Intown 2022-Stay Mortgage Trust
Series 2022-A-STAY, REMIC, 6.28%, (1 Month Term SOFR + 2.49%), 08/15/24 (j)	1,098	1,091
Invesco CLO Ltd
Series 2021-A-3A, 5.45%, (3 Month USD LIBOR + 1.13%), 10/23/34 (j)	621	602
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series 2018-AFX-WPT, REMIC, 4.25%, 07/07/23	339	319
KKR CLO 16 Ltd
Series 2022-A1-41A, 3.68%, (SOFR 90-Day Average + 1.33%), 12/31/35 (j)	1,373	1,322
LIFE 2021-BMR Mortgage Trust
Series 2021-A-BMR, REMIC, 5.02%, (1 Month USD LIBOR + 0.70%), 03/15/23 (j)	1,055	1,021
Series 2021-B-BMR, REMIC, 5.20%, (1 Month USD LIBOR + 0.88%), 03/15/23 (j)	255	243
Series 2021-C-BMR, REMIC, 5.42%, (1 Month USD LIBOR + 1.10%), 03/15/23 (j)	160	152
Series 2021-D-BMR, REMIC, 5.72%, (1 Month USD LIBOR + 1.40%), 03/15/23 (j)	223	211
Series 2021-E-BMR, REMIC, 6.07%, (1 Month USD LIBOR + 1.75%), 03/15/23 (j)	195	184
LIFE 2022-BMR2 Mortgage Trust
Series 2022-A1-BMR2, REMIC, 5.63%, (1 Month Term SOFR + 1.30%), 05/15/24 (j)	2,042	1,991
Series 2022-B-BMR2, REMIC, 6.13%, (1 Month Term SOFR + 1.79%), 05/15/24 (j)	1,221	1,183
Series 2022-C-BMR2, REMIC, 6.43%, (1 Month Term SOFR + 2.09%), 05/15/24 (j)	684	662
Series 2022-D-BMR2, REMIC, 6.88%, (1 Month Term SOFR + 2.54%), 05/15/24 (j)	608	582
Lucali Limited
Series 2020-A-1A, 3.72%, (3 Month USD LIBOR + 1.21%), 01/18/33 (j)	640	631
Madison Park Funding LII Ltd
Series 2021-A-52A, 5.42%, (3 Month USD LIBOR + 1.10%), 01/22/35 (j)	994	962
Madison Park Funding Ltd
Series 2021-A-50A, 3.88%, (3 Month USD LIBOR + 1.14%), 04/19/34 (j)	1,340	1,311
Madison Park Funding XIX, Ltd.
Series 2015-A1R2-19A, 5.24%, (3 Month USD LIBOR + 0.92%), 01/24/28 (j)	619	612
Madison Park Funding XLV Ltd
Series 2020-AR-45A, 5.20%, (3 Month USD LIBOR + 1.12%), 07/17/34 (j)	653	637
Madison Park Funding XXXII Ltd
Series 2018-A2R-32A, 5.52%, (3 Month USD LIBOR + 1.20%), 01/22/31 (j)	290	281
Magnetite CLO Ltd
Series 2021-A-30A, 5.49%, (3 Month USD LIBOR + 1.13%), 10/25/34 (j)	1,072	1,044
Magnetite XXI, Limited
Series 2019-AR-21A, 5.26%, (3 Month USD LIBOR + 1.02%), 04/20/34 (j)	920	897
Magnetite XXIII Ltd
Series 2019-AR-23A, 5.49%, (3 Month USD LIBOR + 1.13%), 01/25/35 (j)	731	710
Magnetite XXIX, Limited
Series 2021-A-29A, 5.07%, (3 Month USD LIBOR + 0.99%), 01/17/34 (j)	1,150	1,128
Magnetite XXVII Ltd
Series 2020-AR-27A, 5.38%, (3 Month USD LIBOR + 1.14%), 10/20/34 (j)	250	243
MHP Commercial Mortgage Trust 2021-STOR
Series 2021-A-STOR, REMIC, 5.02%, (1 Month USD LIBOR + 0.70%), 07/17/23 (j)	603	581
Milos CLO, Ltd.
Series 2017-AR-1A, 5.31%, (3 Month USD LIBOR + 1.07%), 10/21/30 (j)	915	902
Morgan Stanley Capital I Trust 2019-MEAD
Series 2019-A-MEAD, REMIC, 3.17%, 11/13/24	1,163	1,085
Series 2019-B-MEAD, REMIC, 3.18%, 11/13/24 (j)	168	152
Series 2019-C-MEAD, REMIC, 3.18%, 11/13/24 (j)	161	142
Morgan Stanley Capital I Trust 2019-NUGS
Series 2019-A-NUGS, REMIC, 5.27%, (1 Month USD LIBOR + 0.95%), 12/15/36 (j)	900	862
Navient Student Loan Trust 2016-5
Series 2016-A-5A, 5.64%, (1 Month USD LIBOR + 1.25%), 12/25/28 (j)	6,590	6,340
Navient Student Loan Trust 2016-7
Series 2016-A-7A, 5.54%, (1 Month USD LIBOR + 1.15%), 12/25/28 (j)	2,933	2,838
Peace Park CLO Ltd
Series 2021-A-1A, 3.84%, (3 Month USD LIBOR + 1.13%), 10/20/34 (j)	898	874
Planet Fitness Master
Series 2018-A2II-1A, 4.67%, 09/05/25	1,421	1,326
Series 2022-A2I-1A, 3.25%, 12/07/26	683	591

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Series 2022-A2II-1A, 4.01%, 12/07/26	610	476
Series 2019-A2-1A, 3.86%, 12/05/49 (d)	641	528
Prima Capital CRE Securitization
Series 2021-A-9A, 5.84%, (1 Month USD LIBOR + 1.45%), 03/26/40 (j)	70	69
Prima Capital CRE Securitization 2021-1X
Series 2021-B-9A, 6.19%, (1 Month USD LIBOR + 1.80%), 03/26/40 (j)	313	306
Rockland Park Limited
Series 2021-A-1A, 5.36%, (3 Month USD LIBOR + 1.12%), 04/20/34 (j)	1,241	1,211
RR 7 Ltd
Series 2019-A1AB-7A, 5.20%, (3 Month Term SOFR + 1.34%), 01/15/37 (j)	1,141	1,113
Sapphire Aviation Finance II Limited
Series 2020-A-1A, 3.23%, 03/15/27	637	485
Series 2020-B-1A, 4.34%, 03/15/27	234	129
SBA Towers, LLC
Series 2019-1C-1, 2.84%, 01/15/25	896	836
Series 2020-2C-1, 1.88%, 01/15/26	365	321
Series 2020-2C-2, 2.33%, 01/15/28	279	230
Silver Aircraft Lease Investment Limited
Series 2019-A-1, 3.97%, 07/15/26 (h)	661	522
SPGN 2022-TFLM Mortgage Trust
Series 2022-B-TFLM, REMIC, 6.34%, (1 Month Term SOFR + 2.00%), 02/15/24 (j)	278	262
Series 2022-C-TFLM, REMIC, 6.99%, (1 Month Term SOFR + 2.65%), 02/15/24 (j)	145	136
SREIT Commercial Mortgage Trust 2021-MFP
Series 2021-A-MFP, REMIC, 5.05%, (1 Month USD LIBOR + 0.73%), 11/15/23 (j)	1,105	1,063
Series 2021-B-MFP, REMIC, 5.40%, (1 Month USD LIBOR + 1.08%), 11/15/23 (j)	633	603
Series 2021-C-MFP, REMIC, 5.65%, (1 Month USD LIBOR + 1.33%), 11/15/23 (j)	393	373
Series 2021-D-MFP, REMIC, 5.90%, (1 Month USD LIBOR + 1.58%), 11/15/23 (j)	258	244
Stratus CLO 2022-1 Ltd
Series 2022-A-1A, 3.99%, (3 Month Term SOFR + 1.75%), 07/20/30 (j)	248	245
Symphony CLO XIX Ltd
Series 2018-A-19A, 5.04%, (3 Month USD LIBOR + 0.96%), 04/16/31 (j)	559	550
Symphony CLO XXV, Ltd.
Series 2021-A-25A, 5.21%, (3 Month USD LIBOR + 0.98%), 04/19/34 (j)	1,153	1,119
Symphony CLO XXVI, Ltd.
Series 2021-AR-26A, 3.79%, (3 Month USD LIBOR + 1.08%), 04/20/33 (j)	2,158	2,096
Symphony CLO XXXII
Series 2022-A1-32A, 5.36%, (3 Month Term SOFR + 1.32%), 04/23/35 (j)	1,176	1,149
Thunderbolt II Aircraft Lease Limited
Series 2018-A-A, 4.15%, 09/15/25 (h)	1,226	938
Thunderbolt III Aircraft Lease Limited
Series 2019-A-1, 3.67%, 11/15/26 (h)	983	768
Upstart Securitization Trust 2021-1
Series 2021-A-1, 0.87%, 03/20/31	4	4
VLS Commercial Mortgage Trust 2020-LAB
Series 2020-A-LAB, REMIC, 2.13%, 10/11/30	1,051	813
Series 2020-B-LAB, REMIC, 2.45%, 10/11/30	70	53
Voya CLO 2020-1 Ltd
Series 2020-AR-1A, 5.23%, (3 Month USD LIBOR + 1.15%), 07/17/34 (j)	1,175	1,145
Voya CLO 2020-2 Ltd
Series 2020-A1R-2A, 5.39%, (3 Month USD LIBOR + 1.16%), 07/19/34 (j)	598	585
Voya CLO 2020-3 Ltd
Series 2020-AR-3A, 5.39%, (3 Month USD LIBOR + 1.15%), 10/20/34 (j)	1,189	1,157
Wells Fargo Commercial Mortgage Trust 2015-C26
Series 2015-A4-C26, REMIC, 3.17%, 01/17/25	575	547
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series 2021-A-FCMT, REMIC, 5.52%, (1 Month USD LIBOR + 1.20%), 05/15/24 (j)	688	640
Total Non-U.S. Government Agency Asset-Backed Securities (cost $138,278)		131,580
SENIOR FLOATING RATE INSTRUMENTS 7.1%
Consumer Discretionary 1.7%
1011778 B.C. Unlimited Liability Company
Term Loan B4, 5.82%, (1 Month USD LIBOR + 1.75%), 11/14/26 (j)	187	183
Term Loan B4, 6.16%, (3 Month USD LIBOR + 1.75%), 11/14/26 (j)	56	55
19th Holdings Golf, LLC
2022 Term Loan B, 7.28%, (SOFR + 3.00%), 01/27/29 (j)	140	128
Academy, Ltd.
2021 Term Loan, 7.87%, (1 Month USD LIBOR + 3.75%), 11/05/27 (j)	146	145
ACProducts, Inc.
2021 Term Loan B, 7.13%, (3 Month USD LIBOR + 4.25%), 05/17/28 (j)	111	83
2021 Term Loan B, 7.92%, (3 Month USD LIBOR + 4.25%), 05/17/28 (j)	37	27
2021 Term Loan B, 0.00%, (3 Month USD LIBOR + 4.25%), 06/30/28 (j) (q)	35	26
Adtalem Global Education Inc.
2021 Term Loan B, 8.39%, (3 Month USD LIBOR + 4.00%), 02/11/28 (j)	116	115
Advantage Sales & Marketing, Inc.
2021 Term Loan, 8.28%, (3 Month USD LIBOR + 4.50%), 10/28/27 (j)	379	312
AI Aqua Merger Sub, Inc.
2021 1st Lien Term Loan B, 7.97%, (SOFR + 3.75%), 06/17/28 (j)	160	150
Alterra Mountain Company
2021 Series B-2 Consenting Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 07/30/28 (j)	166	164
Anastasia Parent, LLC
2018 Term Loan B, 7.42%, (3 Month USD LIBOR + 3.75%), 08/03/25 (j)	241	177
AP Core Holdings II, LLC
Amortization Term Loan B1, 9.57%, (1 Month USD LIBOR + 5.50%), 07/21/27 (j)	52	46
High-Yield Term Loan B2, 9.57%, (1 Month USD LIBOR + 5.50%), 07/21/27 (j)	175	157
Apro, LLC
2021 Term Loan, 8.52%, (3 Month USD LIBOR + 3.75%), 11/14/26 (j)	156	151
Aramark Services, Inc.
2019 Term Loan B4, 5.82%, (1 Month USD LIBOR + 1.75%), 12/04/26 (j)	117	114
2021 Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 04/06/28 (j)	85	84
Arcis Golf LLC
Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 11/24/28 (j)	154	150
At Home Group Inc.
Term Loan B, 8.98%, (3 Month USD LIBOR + 4.25%), 12/31/24 (j)	139	109
Bally's Corporation
2021 Term Loan B, 7.54%, (3 Month USD LIBOR + 3.25%), 08/05/28 (j)	252	233
Bombardier Recreational Products Inc.
2022 Incremental Term Loan B, 0.00%, (SOFR + 3.50%), 12/08/29 (j) (q)	145	142
Bombardier Recreational Products, Inc.
2020 Term Loan, 6.07%, (1 Month USD LIBOR + 2.00%), 05/24/27 (j)	54	52
BrightView Landscapes, LLC
2022 Term Loan B, 7.34%, (1 Month Term SOFR + 3.25%), 04/14/29 (j)	149	143
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 12/23/24 (j)	591	589

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
2020 Term Loan B1, 7.57%, (1 Month USD LIBOR + 3.50%), 06/19/25 (j)	527	526
Callaway Golf Company
Term Loan B, 8.57%, (1 Month USD LIBOR + 4.50%), 12/31/25 (j)	228	227
Canada Goose Inc.
2021 Term Loan, 7.14%, (3 Month USD LIBOR + 3.50%), 10/07/27 (j)	64	62
Canister International Group Inc.
Term Loan B, 8.82%, (1 Month USD LIBOR + 4.75%), 12/21/26 (j)	122	121
Carnival Corporation
USD Term Loan B, 5.88%, (1 Month USD LIBOR + 3.00%), 06/29/25 (j)	132	126
2021 Incremental Term Loan B, 6.13%, (1 Month USD LIBOR + 3.25%), 10/08/28 (j)	352	329
Cast and Crew Payroll, LLC
2019 1st Lien Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 02/07/26 (j)	170	168
2021 Incremental Term Loan, 7.84%, (1 Month Term SOFR + 3.75%), 12/30/28 (j)	99	98
City Football Group Limited
Term Loan, 7.86%, (1 Month USD LIBOR + 3.00%), 07/08/28 (j)	586	547
Clarios Global LP
2021 USD Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 04/30/26 (j)	127	125
Crocs, Inc.
Term Loan B, 7.73%, (SOFR + 3.50%), 01/27/29 (j)	502	492
CWGS Group, LLC
2021 Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 05/25/28 (j)	28	26
2021 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.50%), 05/25/28 (j)	338	312
Dave & Buster's, Inc.
2022 Term Loan B, 9.19%, (1 Month Term SOFR + 5.00%), 06/23/29 (j)	95	94
Driven Holdings, LLC
Term Loan B, 7.74%, (3 Month USD LIBOR + 3.00%), 11/17/28 (j)	35	33
ECL Entertainment, LLC
Term Loan, 11.57%, (1 Month USD LIBOR + 7.50%), 03/31/28 (j)	79	79
Empire Today, LLC
2021 Term Loan B, 9.29%, (3 Month USD LIBOR + 5.00%), 04/01/28 (j)	79	59
Employbridge LLC
2021 Term Loan B, 8.42%, (3 Month USD LIBOR + 4.75%), 07/16/28 (j)	144	116
Equinox Holdings, Inc.
2017 1st Lien Term Loan, 6.67%, (3 Month USD LIBOR + 3.00%), 03/08/24 (j)	482	361
2017 2nd Lien Term Loan, 10.67%, (3 Month USD LIBOR + 7.00%), 09/08/24 (j)	30	19
ERM Emerald US Inc.
USD Term Loan B1, 6.92%, (3 Month USD LIBOR + 3.25%), 06/24/26 (j)	43	43
USD Term Loan B1, 6.92%, (1 Month USD LIBOR + 3.25%), 06/24/26 (j)	6	6
Fertitta Entertainment, LLC
2022 Term Loan B, 8.09%, (SOFR + 4.00%), 01/13/29 (j) (n)	1,480	1,405
Flynn Restaurant Group LP
2021 Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 11/22/28 (j)	45	42
Four Seasons Hotels Limited
2022 Term Loan B, 7.44%, (1 Month Term SOFR + 3.35%), 11/30/29 (j)	211	211
Franchise Group Intermediate Holdco, LLC
2021 First Out Term Loan B, 8.69%, (3 Month USD LIBOR + 4.75%), 02/24/26 (j)	249	239
Galaxy US Opco Inc.
Term Loan, 8.84%, (1 Month Term SOFR + 4.75%), 04/19/29 (j)	90	82
Global Education Management Systems Establishment
Term Loan, 8.57%, (3 Month USD LIBOR + 5.00%), 07/30/26 (j)	213	211
Golden Entertainment, Inc.
2017 1st Lien Term Loan, 7.39%, (3 Month USD LIBOR + 3.00%), 06/10/24 (j)	477	475
Great Outdoors Group, LLC
2021 Term Loan B1, 0.00%, (1 Month USD LIBOR + 3.75%), 02/26/28 (j) (q)	—	—
2021 Term Loan B1, 7.82%, (1 Month USD LIBOR + 3.75%), 02/26/28 (j)	3,027	2,902
Groupe Solmax Inc.
Term Loan, 0.00%, (3 Month USD LIBOR + 4.75%), 12/30/24 (j) (q)	—	—
Term Loan, 8.39%, (3 Month USD LIBOR + 4.75%), 12/30/24 (j)	100	82
GVC Holdings (Gibraltar) Limited
2021 USD Term Loan B4, 6.17%, (3 Month USD LIBOR + 2.50%), 03/16/27 (j)	94	93
2022 Term Loan B, 7.51%, (3 Month Term SOFR + 3.50%), 10/18/29 (j)	205	204
Herschend Entertainment Company, LLC
2021 Term Loan, 7.88%, (1 Month USD LIBOR + 3.75%), 08/18/28 (j)	54	54
Hilton Grand Vacations Borrower LLC
2021 Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 05/20/28 (j)	525	521
J&J Ventures Gaming, LLC
Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 04/07/28 (j)	109	104
Jo-Ann Stores, Inc.
2021 Term Loan B1, 9.08%, (3 Month USD LIBOR + 4.75%), 06/30/28 (j)	89	60
JP Intermediate B, LLC
Term Loan, 9.91%, (3 Month USD LIBOR + 5.50%), 11/20/25 (j)	150	108
Kestrel Bidco Inc.
Term Loan B, 7.35%, (1 Month USD LIBOR + 3.00%), 07/31/26 (j)	42	38
KNS Acquisition Corp.
Term Loan, 10.42%, (3 Month USD LIBOR + 6.25%), 04/16/27 (j)	123	111
Kronos Acquisition Holdings Inc.
2021 Term Loan B, 8.48%, (3 Month USD LIBOR + 3.75%), 12/22/26 (j)	211	201
KUEHG Corp.
2018 Incremental Term Loan, 7.82%, (3 Month USD LIBOR + 3.75%), 02/21/25 (j)	236	225
Lakeshore Intermediate LLC
Term Loan, 7.61%, (3 Month USD LIBOR + 3.50%), 09/20/28 (j)	54	53
LaserShip, Inc.
2021 Term Loan, 7.38%, (3 Month USD LIBOR + 4.50%), 04/30/28 (j)	99	70
LBM Acquisition LLC
Term Loan B, 7.12%, (6 Month USD LIBOR + 3.75%), 12/08/27 (j)	78	68
Learning Care Group (US) No. 2 Inc.
2020 Incremental Term Loan, 12.17%, (3 Month USD LIBOR + 8.50%), 03/13/25 (j) (m)	2	2
2020 Incremental Term Loan, 12.73%, (3 Month USD LIBOR + 8.50%), 03/13/25 (j) (m)	36	34
2020 Incremental Term Loan, 13.23%, (3 Month USD LIBOR + 8.50%), 03/13/25 (j) (m)	35	34
Les Schwab Tire Centers
Term Loan B, 7.71%, (3 Month USD LIBOR + 3.25%), 10/26/27 (j)	152	150
LIDS Holdings, Inc.
Term Loan, 9.93%, (1 Month Term SOFR + 5.50%), 12/03/26 (j) (m)	32	30
Term Loan, 10.15%, (3 Month Term SOFR + 5.50%), 12/03/26 (j) (m)	113	105
MajorDrive Holdings IV LLC
Term Loan B, 8.76%, (3 Month USD LIBOR + 4.00%), 05/12/28 (j)	94	88

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Mattress Firm Inc
2021 Term Loan B, 8.43%, (3 Month USD LIBOR + 4.25%), 09/21/28 (j)	95	81
Michaels Companies, Inc.
2021 Term Loan B, 7.92%, (3 Month USD LIBOR + 4.25%), 04/08/28 (j)	187	161
Mileage Plus Holdings LLC
2020 Term Loan B, 10.00%, (3 Month USD LIBOR + 5.25%), 12/31/23 (j)	189	194
Motel 6
Term Loan B, 9.32%, (1 Month USD LIBOR + 5.00%), 09/09/26 (j)	64	63
Naked Juice LLC
Term Loan, 6.90%, (SOFR + 3.25%), 01/20/29 (j) (n)	194	173
2nd Lien Term Loan, 9.65%, (SOFR + 6.00%), 01/25/30 (j)	55	43
Oravel Stays Singapore Pte. Ltd.
Term Loan B, 12.98%, (3 Month USD LIBOR + 8.25%), 06/02/26 (j)	69	60
P.F. Chang's China Bistro Inc.
2019 Term Loan B, 11.23%, (3 Month USD LIBOR + 6.50%), 03/01/26 (j)	118	101
Pacific Bells, LLC
Term Loan B, 8.31%, (1 Month USD LIBOR + 4.50%), 10/12/28 (j)	144	135
PCI Gaming Authority
Term Loan, 6.57%, (1 Month USD LIBOR + 2.50%), 05/15/26 (j)	69	69
Penn National Gaming, Inc.
2022 Term Loan B, 6.94%, (1 Month Term SOFR + 2.75%), 04/13/29 (j)	65	64
Perrigo Investments, LLC
Term Loan B, 6.69%, (1 Month Term SOFR + 2.50%), 04/05/29 (j) (n)	129	128
Petco Health and Wellness Company, Inc.
2021 Term Loan B, 6.92%, (3 Month USD LIBOR + 3.25%), 02/25/28 (j)	88	86
Playa Hotels & Resorts B.V.
2022 Term Loan B, 8.58%, (3 Month Term SOFR + 4.25%), 11/22/28 (j)	110	107
Recorded Books Inc.
2021 Term Loan, 8.32%, (3 Month Term SOFR + 4.00%), 08/29/25 (j)	60	59
Red Planet Borrower, LLC
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 09/23/28 (j)	104	63
Restoration Hardware, Inc.
Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 10/15/28 (j)	128	118
2022 Incremental Term Loan, 7.44%, (1 Month Term SOFR + 3.25%), 10/20/28 (j)	424	395
RVR Dealership Holdings, LLC
Term Loan B, 8.07%, (SOFR + 3.75%), 02/08/28 (j)	65	60
Scientific Games Holdings LP
2022 USD Term Loan B, 7.10%, (3 Month Term SOFR + 3.50%), 02/03/29 (j)	250	238
Scientific Games International, Inc.
2022 USD Term Loan, 7.42%, (1 Month Term SOFR + 3.00%), 04/07/29 (j)	264	259
SeaWorld Parks & Entertainment, Inc.
2021 Term Loan B, 7.13%, (1 Month USD LIBOR + 3.00%), 08/12/28 (j)	84	82
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 7.99%, (3 Month USD LIBOR + 3.75%), 09/16/27 (j)	245	249
SP PF Buyer LLC
Term Loan, 8.57%, (1 Month USD LIBOR + 4.50%), 12/14/25 (j)	122	80
Specialty Building Products Holdings, LLC
2021 Term Loan B, 7.64%, (3 Month USD LIBOR + 3.25%), 10/05/28 (j)	69	62
Spin Holdco Inc.
2021 Term Loan, 8.76%, (3 Month USD LIBOR + 4.00%), 02/26/28 (j)	740	621
SRS Distribution Inc.
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 05/20/28 (j)	341	325
St. George Warehousing & Trucking Co. of CA, Inc.
2022 Term Loan, 10.19%, (1 Month Term SOFR + 6.00%), 03/24/28 (j)	90	86
Stars Group Holdings B.V. (The)
2018 USD Incremental Term Loan, 5.89%, (3 Month USD LIBOR + 2.25%), 06/29/25 (j)	253	249
Station Casinos LLC
2020 Term Loan B, 6.33%, (1 Month USD LIBOR + 2.25%), 01/30/27 (j)	307	299
TGP Holdings III, LLC
2021 Delayed Draw Term Loan , 0.00%, (1 Month USD LIBOR + 3.25%), 06/24/28 (j) (q)	7	6
2021 Delayed Draw Term Loan , 7.32%, (1 Month USD LIBOR + 3.25%), 06/24/28 (j)	4	3
2021 Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 06/24/28 (j)	54	43
Thor Industries, Inc.
2021 USD Term Loan, 7.13%, (1 Month USD LIBOR + 3.00%), 02/01/26 (j)	91	90
TKC Holdings, Inc.
2021 Term Loan, 9.18%, (1 Month USD LIBOR + 5.50%), 05/03/28 (j)	107	89
Tory Burch LLC
Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 04/14/28 (j)	208	191
Truck Hero, Inc.
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.75%), 01/20/28 (j)	123	105
UFC Holdings, LLC
2021 Term Loan B, 7.11%, (3 Month USD LIBOR + 2.75%), 04/29/26 (j)	93	92
United PF Holdings, LLC
2019 1st Lien Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 12/30/26 (j)	448	361
2020 Incremental Term Loan, 12.17%, (3 Month USD LIBOR + 8.50%), 12/30/26 (j) (m)	29	26
Victoria's Secret & Co.
Term Loan B, 7.98%, (3 Month USD LIBOR + 3.25%), 06/30/28 (j)	153	149
Weber-Stephen Products LLC
Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 10/20/27 (j)	100	84
WH Borrower, LLC
Term Loan, 9.36%, (SOFR + 5.50%), 02/09/27 (j)	145	137
Whatabrands LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 07/21/28 (j)	352	339
WOOF Holdings, Inc
1st Lien Term Loan, 8.10%, (1 Month USD LIBOR + 3.75%), 12/16/27 (j)	222	208
Wyndham Hotels & Resorts, Inc.
Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 03/29/25 (j)	150	150
Zelis Healthcare Corporation
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 09/30/26 (j) (n)	226	223
		22,512
Information Technology 1.2%
A&V Holdings Midco, LLC
2020 Term Loan B, 9.54%, (3 Month USD LIBOR + 5.38%), 03/10/27 (j) (m)	172	167
Applied Systems, Inc.
2022 Extended 1st Lien Term Loan, 0.00%, (3 Month Term SOFR + 4.50%), 09/19/26 (j) (q)	60	60
2022 Extended 1st Lien Term Loan, 8.66%, (3 Month Term SOFR + 4.50%), 09/19/26 (j)	60	60
AppLovin Corporation
2018 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 08/18/25 (j)	213	205
2021 Term Loan B, 6.67%, (3 Month USD LIBOR + 3.00%), 10/25/28 (j)	45	42
Aptean, Inc.
2019 Term Loan, 8.98%, (3 Month USD LIBOR + 4.25%), 04/23/26 (j)	122	117

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Arches Buyer Inc.
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 12/06/27 (j)	101	94
Array Technologies, Inc.
Term Loan B, 7.94%, (3 Month USD LIBOR + 3.25%), 10/07/27 (j)	273	261
Ascend Learning, LLC
2021 Term Loan, 0.00%, (1 Month USD LIBOR + 3.50%), 11/18/28 (j) (q)	95	90
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 11/18/28 (j)	491	463
2021 2nd Lien Term Loan, 9.82%, (1 Month USD LIBOR + 5.75%), 11/18/29 (j)	10	9
CCC Intelligent Solutions Inc.
Term Loan, 6.32%, (1 Month USD LIBOR + 2.25%), 09/16/28 (j)	74	74
CDK Global, Inc.
2022 USD Term Loan B, 8.11%, (3 Month Term SOFR + 4.50%), 06/09/29 (j)	465	460
Ceridian HCM Holding Inc.
2018 Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 04/05/25 (j)	180	177
CMG Media Corporation
2021 Term Loan, 7.57%, (3 Month USD LIBOR + 3.50%), 12/17/26 (j)	505	472
CommScope, Inc.
2019 Term Loan B, 0.00%, (1 Month USD LIBOR + 3.25%), 02/07/26 (j) (q)	45	42
2019 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 02/07/26 (j)	395	371
ConnectWise, LLC
2021 Term Loan B, 7.17%, (3 Month USD LIBOR + 3.50%), 09/23/28 (j)	183	174
CoreLogic, Inc.
Term Loan, 7.63%, (1 Month USD LIBOR + 3.50%), 04/14/28 (j)	511	425
DCert Buyer, Inc.
2019 Term Loan B, 8.70%, (6 Month Term SOFR + 4.00%), 07/31/26 (j)	465	449
2021 2nd Lien Term Loan, 11.70%, (6 Month USD LIBOR + 7.00%), 02/16/29 (j)	140	127
Dotdash Meredith Inc
Term Loan B, 8.22%, (SOFR + 4.00%), 11/23/28 (j)	322	277
Entegris, Inc.
2022 Term Loan B, 5.46%, (SOFR + 3.00%), 03/02/29 (j)	317	315
2022 Term Loan B, 7.09%, (SOFR + 3.00%), 03/02/29 (j)	78	78
Epicor Software Corporation
2020 Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 07/21/27 (j)	216	207
Finastra USA, Inc.
USD 1st Lien Term Loan, 6.87%, (3 Month USD LIBOR + 3.50%), 04/26/24 (j)	120	106
USD 2nd Lien Term Loan , 10.62%, (3 Month USD LIBOR + 7.25%), 04/27/25 (j)	55	41
Flexera Software LLC
2021 Term Loan B, 7.83%, (1 Month USD LIBOR + 3.75%), 01/26/28 (j)	157	150
Go Daddy Operating Company, LLC
2021 Term Loan B4, 6.07%, (1 Month USD LIBOR + 2.00%), 08/10/27 (j)	122	121
2022 Term Loan B5, 7.34%, (1 Month Term SOFR + 3.25%), 10/21/29 (j)	184	183
Greeneden U.S. Holdings II, LLC
2020 USD Term Loan B4, 8.07%, (1 Month USD LIBOR + 4.00%), 10/08/27 (j)	172	165
GT Polaris, Inc.
2021 Term Loan, 8.16%, (3 Month USD LIBOR + 3.75%), 09/24/27 (j)	128	116
Hyland Software, Inc.
2018 1st Lien Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 07/01/24 (j)	309	304
II-VI Incorporated
2022 Term Loan B, 6.92%, (3 Month USD LIBOR + 2.75%), 12/08/28 (j)	367	363
I-Logic Technologies Bidco Limited
2021 USD Term Loan B, 7.70%, (3 Month Term SOFR + 4.00%), 12/31/24 (j)	74	73
Imprivata, Inc
Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 11/24/27 (j)	123	118
Indy US Bidco, LLC
2021 USD Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 03/06/28 (j) (n)	56	48
2021 USD Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 03/06/28 (j)	32	28
LHS Borrower, LLC
2022 Term Loan B, 8.94%, (SOFR + 4.75%), 02/02/29 (j)	164	133
MA FinanceCo., LLC
2020 USD Term Loan B4, 8.97%, (3 Month USD LIBOR + 4.25%), 05/28/25 (j)	32	32
Maxar Technologies Ltd.
2022 Term Loan B, 8.44%, (1 Month Term SOFR + 4.25%), 06/09/29 (j)	119	119
McAfee, LLC
2022 USD Term Loan B, 7.97%, (1 Month Term SOFR + 3.75%), 02/03/29 (j)	270	251
MH Sub I, LLC
2017 1st Lien Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 08/09/24 (j)	231	224
2020 Incremental Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 09/15/24 (j)	371	360
2021 2nd Lien Term Loan, 10.65%, (3 Month Term SOFR + 6.25%), 02/12/29 (j)	100	89
MKS Instruments, Inc.
2022 USD Term Loan B, 7.17%, (1 Month Term SOFR + 2.75%), 04/08/29 (j)	324	320
Motus, LLC
2021 Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 11/02/28 (j)	45	41
NAVEX TopCo, Inc.
2018 1st Lien Term Loan, 7.33%, (1 Month USD LIBOR + 3.25%), 09/04/25 (j)	24	24
NEXUS Buyer LLC
2021 Second Lien Term Loan, 10.32%, (1 Month USD LIBOR + 6.25%), 10/29/29 (j)	60	55
NortonLifeLock Inc.
2022 Term Loan B, 6.19%, (1 Month Term SOFR + 2.00%), 01/28/29 (j)	355	348
Open Text Corporation
2022 Term Loan B, 0.00%, (SOFR + 3.50%), 11/16/29 (j) (q)	370	361
Patagonia Holdco LLC
Term Loan B1, 9.96%, (3 Month Term SOFR + 5.75%), 08/01/29 (j) (n)	175	138
Peraton Corp.
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 02/22/28 (j)	914	891
Project Boost Purchaser, LLC
2019 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 05/22/26 (j)	54	52
Proofpoint, Inc.
1st Lien Term Loan, 7.98%, (3 Month USD LIBOR + 3.25%), 06/09/28 (j)	387	371
Rackspace Technology Global, Inc.
2021 Term Loan B, 7.38%, (3 Month USD LIBOR + 2.75%), 02/02/28 (j)	335	208
RealPage, Inc
1st Lien Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 02/18/28 (j)	193	183
Renaissance Holding Corp.
2018 1st Lien Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 05/21/25 (j)	172	164
2022 Incremental Term Loan, 8.72%, (1 Month Term SOFR + 4.50%), 03/17/29 (j)	75	72
Sabre GLBL Inc.
2021 Term Loan B1, 7.57%, (1 Month USD LIBOR + 3.50%), 12/17/27 (j)	34	31
2021 Term Loan B2, 7.57%, (1 Month USD LIBOR + 3.50%), 12/17/27 (j)	54	49

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Seattle Spinco, Inc.
USD Term Loan B3, 6.82%, (1 Month USD LIBOR + 2.75%), 04/19/24 (j)	155	154
2022 USD Term Loan B5, 8.42%, (SOFR + 4.00%), 01/13/27 (j)	784	782
Signal Parent, Inc
Term Loan B, 7.89%, (3 Month USD LIBOR + 3.50%), 03/24/28 (j)	158	94
Sophia, L.P.
2021 Term Loan B, 7.17%, (3 Month USD LIBOR + 3.50%), 10/07/27 (j)	290	279
2022 Incremental Term Loan B, 8.34%, (SOFR + 4.25%), 10/07/27 (j)	30	29
SS&C European Holdings Sarl
2018 Term Loan B4, 5.82%, (1 Month USD LIBOR + 1.75%), 02/27/25 (j)	203	199
SS&C Technologies Inc.
2018 Term Loan B3, 5.82%, (1 Month USD LIBOR + 1.75%), 02/27/25 (j)	249	245
2018 Term Loan B5, 5.82%, (1 Month USD LIBOR + 1.75%), 04/15/25 (j)	112	110
Tempo Acquisition LLC
2022 Term Loan B, 7.09%, (1 Month Term SOFR + 3.00%), 08/31/28 (j) (n)	305	304
TTM Technologies, Inc.
2017 Term Loan, 6.62%, (1 Month USD LIBOR + 2.50%), 09/28/24 (j)	96	96
Ultimate Software Group Inc (The)
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 04/08/26 (j)	232	223
2021 Term Loan, 7.00%, (3 Month USD LIBOR + 3.25%), 05/03/26 (j)	904	859
2021 2nd Lien Term Loan, 9.00%, (1 Month USD LIBOR + 5.25%), 05/03/27 (j)	205	188
Virgin Pulse, Inc.
2021 Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 03/30/28 (j)	178	150
VM Consolidated, Inc.
2021 Term Loan B, 6.13%, (1 Month USD LIBOR + 3.25%), 03/19/28 (j)	181	180
		15,440
Industrials 1.2%
ADS Tactical, Inc.
2021 Term Loan B, 10.14%, (3 Month USD LIBOR + 5.75%), 03/04/28 (j)	139	124
Air Canada
2021 Term Loan B, 8.13%, (3 Month USD LIBOR + 3.50%), 07/27/28 (j)	109	108
AIT Worldwide Logistics, Inc
2021 Term Loan, 8.49%, (3 Month USD LIBOR + 4.75%), 04/01/28 (j)	169	154
Ali Group North America Corporation
2021 Term Loan B, 6.20%, (1 Month USD LIBOR + 2.00%), 10/13/28 (j)	106	105
Alliance Laundry Systems LLC
Term Loan B, 7.41%, (3 Month USD LIBOR + 3.50%), 09/30/27 (j)	194	190
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 05/04/28 (j)	337	319
Amentum Government Services Holdings LLC
Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 01/24/27 (j)	78	76
Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 01/24/27 (j)	39	38
Term Loan B, 8.17%, (3 Month USD LIBOR + 4.00%), 01/24/27 (j)	39	38
2020 2nd Lien Term Loan, 12.92%, (3 Month USD LIBOR + 8.75%), 01/31/28 (j)	19	17
2020 2nd Lien Term Loan, 12.92%, (6 Month USD LIBOR + 8.75%), 01/31/28 (j)	36	33
2022 Term Loan, 8.53%, (3 Month Term SOFR + 4.00%), 02/07/29 (j)	190	185
2022 Term Loan, 8.76%, (3 Month Term SOFR + 4.00%), 02/07/29 (j)	169	164
American Airlines, Inc.
2021 Term Loan, 8.99%, (3 Month USD LIBOR + 4.75%), 03/10/28 (j)	420	418
American Trailer World Corp.
Term Loan B, 7.94%, (1 Month Term SOFR + 3.75%), 02/17/28 (j)	116	99
Amynta Agency Borrower Inc.
2022 Incremental Term Loan B, 11.00%, (PRIME + 4.00%), 02/28/25 (j) (m)	65	62
Anticimex International AB
2021 USD Term Loan B1, 8.23%, (3 Month USD LIBOR + 3.50%), 07/21/28 (j)	89	86
2021 USD Incremental Term Loan, 8.73%, (3 Month USD LIBOR + 4.00%), 11/16/28 (j)	45	43
APi Group DE, Inc.
Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 09/25/26 (j)	98	97
2021 Incremental Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 10/07/28 (j)	35	34
APX Group, Inc.
2021 Term Loan B, 6.73%, (3 Month USD LIBOR + 3.25%), 07/01/28 (j)	129	127
2021 Term Loan B, 9.75%, (3 Month USD LIBOR + 2.25%), 07/01/28 (j)	—	—
Artera Services, LLC
Incremental Term Loan, 7.17%, (3 Month USD LIBOR + 3.50%), 03/06/25 (j)	138	113
AVSC Holding Corp.
2020 Term Loan B1, 7.98%, (3 Month USD LIBOR + 3.25%), 12/05/25 (j)	173	158
AZZ Inc.
Term Loan B, 8.34%, (1 Month Term SOFR + 4.25%), 05/06/29 (j)	208	208
Bakelite US Holdco, Inc.
2022 Term Loan, 7.67%, (SOFR + 4.00%), 01/30/29 (j)	70	65
Berry Global, Inc.
2021 Term Loan Z, 6.02%, (1 Month USD LIBOR + 1.75%), 07/01/26 (j)	182	181
Brand Energy & Infrastructure Services, Inc.
2017 Term Loan, 7.92%, (3 Month USD LIBOR + 4.25%), 06/16/24 (j)	2	1
Term Loan, 8.03%, (3 Month USD LIBOR + 4.25%), 06/16/24 (j)	117	105
2017 Term Loan, 8.61%, (3 Month USD LIBOR + 4.25%), 06/16/24 - 06/17/24 (j)	474	422
Brookfield WEC Holdings Inc.
2021 Term Loan, 6.82%, (1 Month USD LIBOR + 2.75%), 08/01/25 (j)	426	419
2022 Term Loan, 7.84%, (1 Month Term SOFR + 3.75%), 08/01/25 (j)	274	273
Brown Group Holding, LLC
2022 Incremental Term Loan B2, 7.84%, (1 Month Term SOFR + 3.75%), 06/09/29 (j)	11	11
2022 Incremental Term Loan B2, 7.84%, (3 Month Term SOFR + 3.75%), 06/09/29 (j)	29	29
Camelot U.S. Acquisition LLC
2020 Incremental Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 10/30/26 (j)	386	380
Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 10/31/26 (j)	117	115
Chart Industries, Inc.
2022 Term Loan B, 0.00%, (SOFR + 3.75%), 12/08/29 (j) (q)	150	148
Clean Harbors Inc.
2021 Incremental Term Loan B, 6.07%, (1 Month USD LIBOR + 2.00%), 09/21/28 (j)	40	39
Clydesdale Acquisition Holdings Inc
Term Loan B, 8.36%, (1 Month Term SOFR + 4.18%), 03/30/29 (j)	746	709
CNT Holdings I Corp
2020 Term Loan, 7.24%, (3 Month Term SOFR + 3.50%), 10/16/27 (j)	147	142
Congruex Group LLC
Term Loan, 9.99%, (3 Month Term SOFR + 5.75%), 04/26/29 (j)	134	130
Corporation Service Company
Term Loan B, 7.42%, (1 Month Term SOFR + 3.25%), 08/10/29 (j)	90	89

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Covanta Holding Corporation
2021 Term Loan B, 6.57%, (1 Month Term SOFR + 2.50%), 11/16/28 (j)	111	110
2021 Term Loan C, 6.57%, (1 Month Term SOFR + 2.50%), 11/16/28 (j)	8	8
DG Investment Intermediate Holdings 2, Inc.
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 12/31/24 (j)	15	14
2022 Incremental Term Loan, 8.05%, (1 Month Term SOFR + 4.75%), 03/31/28 (j)	42	40
2022 Incremental Term Loan, 8.84%, (1 Month Term SOFR + 4.75%), 03/31/28 (j)	113	108
2021 2nd Lien Term Loan, 10.82%, (1 Month USD LIBOR + 6.75%), 03/18/29 (j)	75	66
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, 7.57%, (1 Month USD LIBOR + 3.50%), 04/06/26 (j)	41	39
2020 Term Loan B1, 7.57%, (1 Month USD LIBOR + 3.50%), 04/06/26 (j)	77	73
EAB Global, Inc.
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 12/31/24 (j)	40	38
Echo Global Logistics, Inc.
Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 11/09/28 (j)	99	93
EOS Finco Sarl
2022 USD Term Loan, 9.61%, (3 Month Term SOFR + 6.00%), 08/03/29 (j)	95	92
Filtration Group Corporation
2018 1st Lien Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 03/27/25 (j)	231	228
First Advantage Holdings, LLC
2021 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 01/31/27 (j)	66	65
First Student Bidco Inc
Term Loan C, 7.73%, (3 Month USD LIBOR + 3.00%), 07/12/28 (j)	44	40
Term Loan B, 7.73%, (3 Month USD LIBOR + 3.00%), 07/13/28 (j)	120	108
2022 Incremental Term Loan B, 7.65%, (3 Month Term SOFR + 4.00%), 07/21/28 (j)	47	44
2022 Incremental Term Loan C, 7.65%, (3 Month Term SOFR + 4.00%), 07/21/28 (j)	3	3
Focus Financial Partners, LLC
2022 Term Loan B5, 7.33%, (1 Month Term SOFR + 3.25%), 06/30/28 (j)	244	241
Genesee & Wyoming Inc. (New)
Term Loan, 5.67%, (3 Month USD LIBOR + 2.00%), 10/29/26 (j)	83	82
GIP II Blue Holding, L.P
Term Loan B, 8.17%, (3 Month USD LIBOR + 4.50%), 09/22/28 (j)	392	388
GIP III Stetson I, L.P
2018 Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 12/06/24 (j)	288	281
Graham Packaging Company Inc.
2021 Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 08/04/27 (j)	173	170
Griffon Corporation
Term Loan B, 7.01%, (PRIME + 1.50%), 01/24/29 (j)	207	203
Harbor Freight Tools USA, Inc.
2021 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 10/19/27 (j)	213	202
INEOS Styrolution US Holding LLC
2021 USD Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 01/21/26 (j)	236	231
Ingersoll-Rand Services Company
2020 USD Spinco Term Loan, 5.94%, (1 Month Term SOFR + 1.75%), 02/05/27 (j)	112	111
Madison IAQ LLC
Term Loan, 7.99%, (3 Month USD LIBOR + 3.25%), 06/15/28 (j)	202	188
MHI Holdings,LLC
Term Loan B, 9.07%, (1 Month USD LIBOR + 5.00%), 09/18/26 (j)	109	107
Midas Intermediate Holdco II, LLC
2022 PIK Term Loan, 12.67%, (1 Month Term SOFR + 8.35%), 06/30/27 (j) (n)	92	79
Neptune Bidco US Inc
2022 USD Term Loan B, 0.00%, (3 Month Term SOFR + 5.00%), 04/11/29 (j) (q)	430	383
2022 USD Term Loan B, 8.82%, (3 Month Term SOFR + 5.00%), 04/11/29 (j)	335	298
Novae LLC
1st Lien Term Loan, 9.70%, (6 Month USD LIBOR + 5.00%), 01/19/29 (j) (m) (n)	79	64
Oscar AcquisitionCo, LLC
Term Loan B, 8.15%, (3 Month Term SOFR + 4.50%), 04/29/29 (j)	279	264
Osmose Utilities Services, Inc.
Term Loan, 7.27%, (3 Month USD LIBOR + 3.25%), 06/18/28 (j)	10	9
Pike Corporation
2021 Incremental Term Loan B, 7.08%, (1 Month USD LIBOR + 3.00%), 01/15/28 (j)	101	99
2022 Term Loan B, 7.59%, (1 Month Term SOFR + 3.50%), 01/21/28 (j)	85	84
Polaris Newco LLC
USD Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 06/03/28 (j)	708	645
Power Stop, LLC
2022 Term Loan, 9.48%, (3 Month USD LIBOR + 4.75%), 01/26/29 (j)	233	160
Resideo Funding Inc.
2021 Term Loan, 6.50%, (1 Month USD LIBOR + 2.25%), 02/09/28 (j)	10	10
2021 Term Loan, 6.55%, (1 Month USD LIBOR + 2.25%), 02/09/28 (j)	10	10
2021 Term Loan, 6.88%, (3 Month USD LIBOR + 2.25%), 02/09/28 (j)	53	53
Restaurant Technologies, Inc.
2022 Term Loan B, 7.80%, (3 Month Term SOFR + 4.25%), 03/17/29 (j)	210	205
Reynolds Group Holdings Inc.
2020 Term Loan B2, 7.32%, (1 Month USD LIBOR + 3.25%), 02/03/26 (j)	156	155
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.25%), 09/20/28 (j)	118	117
Standard Industries Inc.
2021 Term Loan B, 6.42%, (3 Month USD LIBOR + 2.25%), 08/05/28 (j)	76	75
TransDigm Inc.
2022 Term Loan H, 5.92%, (3 Month Term SOFR + 3.25%), 02/28/27 (j)	50	50
TransDigm, Inc.
2020 Term Loan F, 5.92%, (3 Month USD LIBOR + 2.25%), 06/09/23 (j)	963	950
2020 Term Loan E, 5.92%, (3 Month USD LIBOR + 2.25%), 05/30/25 (j)	178	176
Uber Technologies, Inc.
2021 Term Loan B, 8.23%, (3 Month USD LIBOR + 3.50%), 02/16/27 (j)	516	515
United Airlines, Inc.
2021 Term Loan B, 8.11%, (3 Month USD LIBOR + 3.75%), 04/14/28 (j)	383	378
USIC Holdings, Inc.
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 05/06/28 (j)	104	99
Vaco Holdings, LLC
2022 Term Loan, 8.70%, (3 Month Term SOFR + 5.00%), 01/07/29 (j)	57	55
2022 Term Loan, 9.19%, (3 Month Term SOFR + 5.00%), 01/07/29 (j)	2	2
Vertical US Newco Inc
Term Loan B, 6.87%, (6 Month USD LIBOR + 3.50%), 07/29/27 (j)	38	37
Vertiv Group Corporation
2021 Term Loan B, 6.89%, (1 Month USD LIBOR + 2.75%), 03/02/27 (j)	331	319
Worldwide Express Operations, LLC
2021 1st Lien Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 07/22/28 (j)	124	113

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Zekelman Industries, Inc.
2020 Term Loan, 6.73%, (3 Month USD LIBOR + 2.00%), 01/17/27 (j)	96	94
		15,125
Communication Services 0.9%
ABG Intermediate Holdings 2 LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 12/04/24 (j)	130	129
2021 Term Loan B1, 0.00%, (SOFR + 3.50%), 12/08/28 (j) (q)	325	314
2021 Term Loan B1, 7.69%, (SOFR + 3.50%), 12/08/28 (j)	242	234
2021 2nd Lien Term Loan, 10.19%, (SOFR + 6.00%), 12/10/29 (j)	60	55
Allen Media, LLC
2021 Term Loan B, 9.20%, (3 Month USD LIBOR + 5.50%), 02/10/27 (j) (n)	433	353
Altice Financing SA
2022 USD Term Loan B2, 9.57%, (3 Month Term SOFR + 5.00%), 10/31/27 (j)	70	67
Altice France S.A.
USD Term Loan B12, 7.77%, (3 Month USD LIBOR + 3.69%), 01/31/26 (j)	964	891
2018 Term Loan B13, 8.65%, (3 Month USD LIBOR + 4.00%), 07/13/26 (j)	214	198
Cablevision Lightpath LLC
Term Loan B, 7.57%, (1 Month USD LIBOR + 3.25%), 09/15/27 (j)	49	47
Charter Communications Operating, LLC
2019 Term Loan B2, 5.51%, (1 Month USD LIBOR + 1.75%), 02/01/27 (j)	620	604
Cincinnati Bell, Inc.
2021 Term Loan B2, 7.44%, (1 Month Term SOFR + 3.25%), 11/17/28 (j)	79	78
Colibri Group LLC
2022 Term Loan, 8.48%, (SOFR + 5.00%), 03/04/29 (j)	119	111
2022 Term Loan, 8.87%, (SOFR + 5.00%), 03/04/29 (j)	5	4
Connect Finco Sarl
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 12/11/26 (j)	81	80
Consolidated Communications, Inc.
2021 Term Loan B, 7.63%, (1 Month USD LIBOR + 3.50%), 09/15/27 (j)	331	291
Coral-US Co-Borrower, LLC
2020 Term Loan B2, 6.57%, (1 Month USD LIBOR + 2.25%), 01/22/28 (j)	245	237
2021 Term Loan B6, 7.32%, (1 Month USD LIBOR + 3.00%), 09/23/29 (j)	55	53
Crown Finance US, Inc.
2022 DIP Term Loan, 14.21%, (3 Month Term SOFR + 10.00%), 09/09/23 (j)	156	153
CSC Holdings, LLC
2017 Term Loan B1, 6.57%, (1 Month USD LIBOR + 2.25%), 07/15/25 (j)	473	446
2018 Incremental Term Loan, 6.57%, (1 Month USD LIBOR + 2.25%), 01/31/26 (j)	39	36
Diamond Sports Group, LLC
2022 First Priority Term Loan, 12.32%, (SOFR + 8.10%), 05/19/26 (j)	56	53
2022 2nd Lien Term Loan, 7.57%, (1 Month Term SOFR + 3.25%), 08/24/26 (j) (n)	581	70
DirecTV Financing, LLC
Term Loan, 9.07%, (1 Month USD LIBOR + 5.00%), 07/22/27 (j)	161	156
E.W. Scripps Company (The)
2020 Term Loan B3, 6.82%, (1 Month USD LIBOR + 2.75%), 12/15/27 (j)	80	78
Formula One Holdings Limited.
Term Loan B, 7.34%, (3 Month Term SOFR + 3.25%), 01/15/30 (j)	305	305
Frontier Communications Corp.
2021 1st Lien Term Loan, 7.44%, (3 Month USD LIBOR + 3.75%), 10/08/27 (j)	571	543
Gray Television, Inc.
2021 Term Loan D, 7.12%, (1 Month USD LIBOR + 3.00%), 10/27/28 (j)	198	192
GTT Communications, Inc.
2018 USD Term Loan B, 10.00%, (PRIME + 3.75%), 04/27/25 (j)	314	141
Intelsat Jackson Holdings S.A.
2021 Exit Term Loan B, 7.44%, (SOFR + 4.50%), 01/25/29 (j)	1,086	1,046
LCPR Loan Financing LLC
2021 Term Loan B, 8.07%, (1 Month USD LIBOR + 3.75%), 09/25/28 (j)	80	79
Level 3 Financing Inc.
2019 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 03/01/27 (j)	192	183
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 6.57%, (1 Month USD LIBOR + 2.50%), 06/13/26 (j)	156	155
Northwest Fiber, LLC
2021 Term Loan, 7.98%, (3 Month USD LIBOR + 3.75%), 04/30/27 (j)	170	165
Radiate Holdco, LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 09/25/26 (j)	327	264
Red Ventures, LLC
2020 Term Loan B2, 6.57%, (1 Month USD LIBOR + 2.50%), 11/08/24 (j)	115	114
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 8.17%, (3 Month USD LIBOR + 4.50%), 06/20/24 (j)	299	222
2017 2nd Lien Term Loan, 12.66%, (3 Month USD LIBOR + 8.25%), 06/30/25 (j)	150	97
Sinclair Television Group Inc.
Term Loan B2B, 6.58%, (1 Month USD LIBOR + 2.50%), 07/18/26 (j)	87	83
2022 Term Loan B4, 7.94%, (1 Month Term SOFR + 3.75%), 04/13/29 (j)	85	80
Solis IV BV
USD Term Loan B1, 7.86%, (3 Month Term SOFR + 3.50%), 02/09/29 (j)	757	662
Springer Nature Deutschland GmbH
2021 USD Term Loan B18, 6.12%, (1 Month USD LIBOR + 3.00%), 08/14/26 (j)	162	161
2021 USD Term Loan B18, 6.67%, (1 Month USD LIBOR + 3.00%), 08/14/26 (j)	15	15
SRAM, LLC
2021 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 05/12/28 (j)	102	100
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 7.04%, (3 Month Term SOFR + 3.25%), 07/04/28 (j)	100	99
Univision Communications Inc.
2021 First Lien Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 03/15/26 (j)	149	146
2022 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 05/06/28 (j)	476	461
2022 First Lien Term Loan B, 7.79%, (3 Month Term SOFR + 4.25%), 06/10/29 (j)	60	59
Virgin Media Bristol LLC
USD Term Loan N, 6.82%, (1 Month USD LIBOR + 2.50%), 10/03/27 (j)	125	123
Windstream Services, LLC
2020 Exit Term Loan B, 0.00%, (1 Month USD LIBOR + 6.25%), 08/24/27 (j) (q)	100	90
2020 Exit Term Loan B, 10.44%, (1 Month USD LIBOR + 6.25%), 08/24/27 (j)	186	168
Zayo Group Holdings, Inc.
USD Term Loan , 7.07%, (1 Month USD LIBOR + 3.00%), 02/18/27 (j)	499	403
2022 USD Incremental Term Loan B, 8.34%, (1 Month Term SOFR + 4.25%), 03/09/27 (j)	208	172
		11,066
Financials 0.7%
Acrisure, LLC
2020 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 01/30/27 (j)	499	467
2021 First Lien Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 02/15/27 (j)	173	168
2022 Incremental Term Loan, 9.92%, (3 Month Term SOFR + 5.75%), 02/15/27 (j)	190	188

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
AlixPartners, LLP
2021 USD Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 02/04/28 (j)	118	117
Alliant Holdings Intermediate, LLC
2021 Term Loan B4, 7.85%, (1 Month USD LIBOR + 3.50%), 11/06/27 (j)	420	410
AmWINS Group, Inc.
2021 Term Loan B, 6.32%, (1 Month USD LIBOR + 2.25%), 02/16/28 (j)	226	222
Archkey Solutions LLC
Term Loan, 9.32%, (1 Month USD LIBOR + 5.25%), 06/30/28 (j)	20	19
Term Loan, 9.66%, (3 Month USD LIBOR + 5.25%), 06/30/28 (j)	35	33
AssuredPartners, Inc.
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 02/12/27 (j)	73	71
2020 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 02/13/27 (j)	78	75
Asurion LLC
2020 Term Loan B8, 7.32%, (1 Month USD LIBOR + 3.25%), 12/31/23 (j)	1,315	1,169
2021 Term Loan B9, 7.32%, (1 Month USD LIBOR + 3.25%), 02/05/28 (j)	162	142
2021 2nd Lien Term Loan B3, 9.32%, (1 Month USD LIBOR + 5.25%), 02/05/28 (j)	375	291
2022 Term Loan B10, 7.13%, (3 Month Term SOFR + 4.00%), 08/16/28 (j)	150	133
2021 Second Lien Term Loan B4, 9.32%, (1 Month USD LIBOR + 5.25%), 01/15/29 (j)	145	112
BCP Renaissance Parent LLC
2022 Term Loan B3, 7.05%, (3 Month Term SOFR + 3.50%), 10/31/26 (j) (n)	143	141
Broadstreet Partners, Inc.
2021 Term Loan B2, 7.32%, (1 Month USD LIBOR + 3.25%), 01/27/27 (j)	49	48
Byju's Alpha, Inc.
Term Loan B, 10.70%, (1 Month USD LIBOR + 6.00%), 11/05/26 (j)	158	125
Citadel Securities LP
2021 Term Loan B, 6.70%, (1 Month Term SOFR + 2.50%), 02/01/28 (j)	217	212
2022 Incremental Term Loan B, 7.02%, (1 Month Term SOFR + 3.00%), 02/02/28 (j)	100	99
Crown Finance US, Inc.
2018 USD Term Loan, 4.00%, (3 Month USD LIBOR + 2.50%), 02/05/25 (j)	281	50
Deerfield Dakota Holding, LLC
2020 USD Term Loan B, 7.84%, (1 Month Term SOFR + 3.75%), 03/05/27 (j)	122	114
FinCo I LLC
2020 Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 06/27/25 (j)	74	73
Franklin Square Holdings, L.P.
2018 Term Loan B, 6.37%, (1 Month USD LIBOR + 2.25%), 07/26/25 (j)	73	72
Harbourvest Partners, LLC
2018 Term Loan B, 6.59%, (1 Month USD LIBOR + 2.25%), 02/21/25 (j)	138	137
Harland Clarke Holdings Corp.
Term Loan B7, 8.42%, (3 Month USD LIBOR + 4.75%), 10/31/23 (j)	14	10
HighTower Holdings LLC
2021 Term Loan B, 8.28%, (3 Month USD LIBOR + 4.00%), 04/08/26 (j)	169	154
Hub International Limited
2021 Term Loan B, 0.00%, (3 Month USD LIBOR + 3.25%), 04/25/25 (j) (q)	—	—
2018 Term Loan B, 6.98%, (3 Month USD LIBOR + 3.00%), 04/25/25 (j)	2	2
2021 Term Loan B, 7.23%, (3 Month USD LIBOR + 3.25%), 04/25/25 (j)	1	1
2018 Term Loan B, 7.33%, (3 Month USD LIBOR + 3.00%), 04/25/25 (j)	771	761
2021 Term Loan B, 7.53%, (3 Month USD LIBOR + 3.25%), 04/25/25 (j)	240	238
ION Trading Finance Limited
2021 USD Term Loan, 8.42%, (3 Month USD LIBOR + 4.75%), 03/26/28 (j)	409	387
Lightstone Holdco LLC
2022 Extended Term Loan B, 10.15%, (1 Month Term SOFR + 5.75%), 02/01/27 (j) (n)	159	145
2022 Extended Term Loan C, 10.15%, (1 Month Term SOFR + 5.75%), 02/01/27 (j) (n)	9	8
Luxembourg Investment Company 428 S.a r.l.
Term Loan B, 8.55%, (SOFR + 5.00%), 10/22/28 (j)	57	45
NEXUS Buyer LLC
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 10/14/26 (j)	203	194
Park Place Technologies, LLC
2020 Term Loan, 9.19%, (1 Month Term SOFR + 5.00%), 11/10/27 (j)	98	93
RC Buyer, Inc.
2021 Term Loan, 7.17%, (3 Month USD LIBOR + 3.50%), 07/28/28 (j)	54	51
RLG Holdings, LLC
2021 Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 07/02/28 (j)	79	74
Ryan Specialty Group, LLC
Term Loan, 7.19%, (1 Month Term SOFR + 3.00%), 07/23/27 (j)	176	174
Superannuation and Investments US LLC
USD Term Loan , 7.82%, (1 Month USD LIBOR + 3.75%), 09/23/28 (j)	50	49
Sweetwater Borrower, LLC
Term Loan B, 8.38%, (1 Month USD LIBOR + 4.25%), 12/31/24 (j)	156	144
Tiger Acquisition, LLC
2021 Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 05/21/28 (j)	109	103
Trans Union, LLC
2019 Term Loan B5, 5.82%, (1 Month USD LIBOR + 1.75%), 11/13/26 (j)	116	114
2021 Term Loan B6, 6.32%, (1 Month USD LIBOR + 1.75%), 11/16/28 (j)	202	199
Travelport Finance (Luxembourg) S.a.r.l.
2020 Super Priority Term Loan, 12.42%, (3 Month USD LIBOR + 7.25%), 02/28/25 (j) (n)	113	113
2021 Consented Term Loan, 10.42%, (3 Month USD LIBOR + 6.75%), 05/29/26 (j) (n)	91	61
USI, Inc.
2022 Incremental Term Loan, 7.68%, (1 Month Term SOFR + 3.75%), 11/16/29 (j)	360	356
VFH Parent LLC
2022 Term Loan B, 7.42%, (SOFR + 3.00%), 01/07/29 (j)	255	248
VS Buyer, LLC
Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 02/19/27 (j)	294	285
Walker & Dunlop, Inc.
2021 Term Loan, 6.44%, (SOFR + 2.25%), 10/14/28 (j)	109	107
		8,804
Health Care 0.6%
Accelerated Health Systems, LLC
2022 Term Loan B, 7.95%, (3 Month Term SOFR + 4.25%), 02/01/29 (j)	50	40
AEA International Holdings (Lux) S.a.r.l.
Term Loan B, 7.44%, (3 Month USD LIBOR + 3.75%), 08/05/28 (j)	59	59
AHP Health Partners, Inc.
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 08/23/28 (j)	99	97
ANCR Holdings Inc.
Term Loan, 14.00%, (3 Month USD LIBOR + 13.00%), 09/21/27 (j) (m)	12	12
Athenahealth, Inc.
2022 Delayed Draw Term Loan, 0.00%, (1 Month Term SOFR + 3.50%), 01/27/29 (j) (q)	161	145
2022 Term Loan B, 7.82%, (1 Month Term SOFR + 3.50%), 01/27/29 (j)	944	850

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Avantor Funding, Inc.
2021 Term Loan B5, 6.32%, (1 Month USD LIBOR + 2.25%), 11/08/27 (j)	192	191
CHG Healthcare Services Inc.
2021 Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 09/22/28 (j)	59	58
Da Vinci Purchaser Corp.
2019 Term Loan, 7.67%, (1 Month USD LIBOR + 4.00%), 12/10/26 (j)	171	155
2019 Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 12/10/26 (j)	103	93
Elanco Animal Health Incorporated
Term Loan B, 5.87%, (1 Month USD LIBOR + 1.75%), 02/04/27 (j)	340	326
Electron BidCo Inc.
2021 Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 10/29/28 (j)	94	92
Embecta Corp
Term Loan B, 6.55%, (6 Month Term SOFR + 3.00%), 01/27/29 (j)	129	123
Ensemble RCM, LLC
Term Loan, 7.94%, (3 Month USD LIBOR + 3.75%), 07/24/26 (j)	146	145
Gainwell Acquisition Corp.
Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 08/17/27 (j)	777	728
Help At Home, Inc.
2020 Delayed Draw Term Loan, 8.71%, (1 Month Term SOFR + 5.00%), 10/20/27 (j)	6	6
2020 Term Loan B, 8.71%, (1 Month Term SOFR + 5.00%), 10/20/27 (j)	46	44
Horizon Therapeutics USA Inc.
2021 Term Loan B2, 6.19%, (3 Month USD LIBOR + 1.75%), 02/25/28 (j)	108	108
Hunter Holdco 3 Limited
USD Term Loan B, 7.92%, (3 Month USD LIBOR + 4.25%), 08/05/28 (j)	172	168
ICON Luxembourg S.A.R.L.
LUX Term Loan, 5.94%, (3 Month USD LIBOR + 2.25%), 06/16/28 (j)	403	401
ICU Medical, Inc.
Term Loan B, 5.95%, (3 Month Term SOFR + 2.50%), 12/16/28 (j)	79	76
Term Loan B, 6.92%, (1 Month Term SOFR + 2.50%), 12/16/28 (j)	11	10
Insulet Corporation
Term Loan B, 7.32%, (3 Month Term SOFR + 3.25%), 04/29/28 (j)	386	380
Jazz Financing Lux S.a.r.l.
USD Term Loan , 7.57%, (1 Month USD LIBOR + 3.50%), 04/22/28 (j)	561	556
Lonza Group AG
USD Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 04/29/28 (j)	137	125
Maravai Intermediate Holdings, LLC
2022 Term Loan B, 6.96%, (SOFR + 3.00%), 10/15/27 (j) (n)	159	156
MED ParentCo LP
1st Lien Term Loan, 8.32%, (1 Month USD LIBOR + 4.25%), 08/01/26 (j)	88	74
2nd Lien Term Loan, 12.32%, (1 Month USD LIBOR + 8.25%), 07/31/27 (j)	35	26
Medline Borrower, LP
USD Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 09/30/28 (j)	263	250
MJH Healthcare Holdings, LLC
2022 Term Loan B, 7.30%, (SOFR + 3.50%), 01/24/29 (j)	60	57
Organon & Co
USD Term Loan , 7.75%, (3 Month USD LIBOR + 3.00%), 04/07/28 (j)	410	406
Packaging Coordinators Midco, Inc.
2020 1st Lien Term Loan, 7.17%, (3 Month USD LIBOR + 3.50%), 11/30/27 (j)	84	79
Parexel International Corporation
2021 1st Lien Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 08/10/28 (j)	403	387
PetIQ, LLC
2021 Term Loan, 8.57%, (1 Month USD LIBOR + 4.25%), 04/07/28 (j) (m)	113	102
Pluto Acquisition I, Inc.
2021 1st Lien Term Loan, 8.73%, (3 Month USD LIBOR + 4.00%), 06/20/26 (j)	123	82
PRA Health Sciences, Inc.
US Term Loan, 5.94%, (3 Month USD LIBOR + 2.25%), 06/16/28 (j)	100	100
Rockwood Service Corporation
2020 Term Loan, 8.32%, (1 Month USD LIBOR + 4.25%), 12/21/26 (j)	157	154
Surgery Center Holdings, Inc.
2021 Term Loan, 8.05%, (3 Month USD LIBOR + 3.75%), 08/31/26 (j)	131	130
U.S. Anesthesia Partners, Inc.
2021 Term Loan, 8.37%, (1 Month USD LIBOR + 4.25%), 09/22/28 (j)	178	169
Upstream Rehabilition, Inc.
2021 Term Loan, 8.06%, (SOFR + 4.25%), 11/20/26 (j)	142	122
US Radiology Specialists, Inc.
2020 Term Loan, 8.92%, (3 Month USD LIBOR + 5.25%), 12/10/27 (j)	74	67
		7,349
Materials 0.3%
Aruba Investments, Inc.
2020 USD Term Loan, 8.14%, (3 Month USD LIBOR + 4.00%), 10/28/27 (j)	213	206
2020 2nd Lien Term Loan, 12.14%, (3 Month USD LIBOR + 7.75%), 10/28/28 (j)	140	127
Atkore International, Inc.
2021 Term Loan B, 6.19%, (3 Month USD LIBOR + 2.00%), 05/18/28 (j)	79	79
Avient Corporation
Term Loan B, 7.34%, (3 Month Term SOFR + 3.25%), 07/27/29 (j)	46	46
Axalta Coating Systems Dutch Holding B B.V.
2022 USD Term Loan B, 0.00%, (SOFR + 3.00%), 11/30/29 (j) (q)	55	55
BCPE Empire Holdings, Inc.
2019 Term Loan B, 8.07%, (1 Month USD LIBOR + 4.00%), 06/11/26 (j)	55	53
2022 Incremental Term Loan, 8.81%, (1 Month Term SOFR + 4.63%), 06/11/26 (j)	109	106
2021 Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 06/12/26 (j)	123	120
Berlin Packaging LLC
2021 Term Loan B5, 4.67%, (3 Month USD LIBOR + 3.75%), 03/11/28 (j)	16	15
2021 Term Loan B5, 7.88%, (3 Month USD LIBOR + 3.75%), 03/11/28 (j)	267	256
Charter NEX US, Inc.
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 12/01/27 (j)	123	119
Chemours Company (The)
2018 USD Term Loan B, 0.00%, (1 Month USD LIBOR + 1.75%), 03/27/25 (j) (q)	15	15
2018 USD Term Loan B, 5.83%, (1 Month USD LIBOR + 1.75%), 03/27/25 (j)	35	34
2021 Term Loan B, 9.56%, (SOFR + 5.75%), 11/15/28 (j)	65	52
Consolidated Energy Finance, S.A.
Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 05/07/25 (j)	212	207
2021 Incremental Term Loan, 7.72%, (3 Month USD LIBOR + 3.50%), 05/07/25 (j) (m)	138	132
Diamond (BC) B.V.
2021 Term Loan B, 7.16%, (3 Month USD LIBOR + 2.75%), 09/14/28 (j)	134	129
Discovery Purchaser Corporation
Term Loan, 7.97%, (3 Month Term SOFR + 4.38%), 08/04/29 (j)	195	177
Gemini HDPE LLC
2020 Term Loan B, 7.36%, (3 Month USD LIBOR + 3.00%), 12/11/27 (j)	93	91

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Hexion Holdings Corporation
2022 USD Term Loan, 8.93%, (SOFR + 4.50%), 03/02/29 (j)	329	282
2022 USD 2nd Lien Term Loan, 11.86%, (SOFR + 7.44%), 02/09/30 (j) (m)	50	39
Klockner-Pentaplast of America, Inc.
2021 Term Loan B, 8.26%, (3 Month USD LIBOR + 4.75%), 02/04/26 (j)	84	74
Messer Industries GmbH
2018 USD Term Loan, 6.17%, (3 Month USD LIBOR + 2.50%), 09/19/25 (j)	113	112
New Arclin U.S. Holding Corp.
2021 Delayed Draw Term Loan , 0.00%, (3 Month USD LIBOR + 1.00%), 09/22/28 (j) (q)	34	30
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 09/22/28 (j)	229	201
Olympus Water US Holding Corporation
2021 USD Term Loan B, 7.44%, (3 Month USD LIBOR + 3.75%), 09/21/28 (j)	208	200
2022 Incremental Term Loan, 8.15%, (3 Month Term SOFR + 4.50%), 11/09/28 (j)	129	125
Pathway Vet Alliance LLC
2021 Term Loan, 7.42%, (3 Month USD LIBOR + 3.75%), 03/31/27 (j)	241	199
Pregis TopCo Corporation
1st Lien Term Loan, 8.20%, (1 Month USD LIBOR + 3.75%), 07/25/26 (j)	73	71
2021 Incremental Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 07/31/26 (j)	74	72
Ring Container Technologies Group, LLC
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 08/12/28 (j)	84	83
Runner Buyer, Inc.
2021 Term Loan B, 10.23%, (3 Month USD LIBOR + 5.50%), 10/08/28 (j) (m)	69	49
Sabert Corporation
Term Loan B, 8.62%, (1 Month USD LIBOR + 4.50%), 11/22/26 (j) (m)	186	184
Smyrna Ready Mix Concrete, LLC
Term Loan B, 8.44%, (1 Month Term SOFR + 4.25%), 03/24/29 (j)	45	44
Spa Holdings 3 Oy
USD Term Loan B, 7.42%, (3 Month USD LIBOR + 3.75%), 03/18/28 (j)	93	89
Starfruit Finco B.V
2018 USD Term Loan B, 7.16%, (3 Month USD LIBOR + 2.75%), 09/10/25 (j)	270	266
TricorBraun Holdings, Inc.
2021 Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 01/29/28 (j)	158	150
W.R. Grace & Co.-Conn.
2021 Term Loan B, 7.44%, (3 Month USD LIBOR + 3.75%), 08/11/28 (j)	149	146
White Cap Buyer LLC
Term Loan B, 7.84%, (1 Month Term SOFR + 3.75%), 10/08/27 (j)	152	147
		4,582
Energy 0.2%
CQP Holdco LP
2021 Term Loan B, 7.42%, (3 Month USD LIBOR + 3.75%), 05/26/28 (j)	751	746
Crown Subsea Communications Holding,Inc.
2021 Term Loan, 8.87%, (1 Month USD LIBOR + 4.75%), 04/20/27 (j)	131	128
Delek US Holdings, Inc.
2022 Term Loan B, 7.69%, (1 Month Term SOFR + 3.50%), 11/10/29 (j)	300	288
EG America LLC
2018 USD Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 02/06/25 (j)	444	419
Esdec Solar Group B.V.
Term Loan B, 8.92%, (3 Month USD LIBOR + 4.75%), 08/23/28 (j)	119	115
ExGen Renewables IV, LLC
2020 Term Loan, 7.24%, (3 Month USD LIBOR + 2.50%), 12/11/27 (j)	92	91
Granite Generation LLC
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 10/22/26 (j)	74	72
Limetree Bay Terminals, LLC
2022 Incremental Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 02/15/24 (j) (n)	161	112
Pilot Travel Centers LLC
2021 Term Loan B, 6.19%, (1 Month Term SOFR + 2.00%), 07/29/28 (j)	253	250
TerraForm Power Operating, LLC
2022 Term Loan B, 6.40%, (3 Month Term SOFR + 2.75%), 05/30/29 (j)	99	99
Traverse Midstream Partners LLC
2017 Term Loan, 8.80%, (3 Month Term SOFR + 4.25%), 09/22/24 (j)	72	72
WIN Waste Innovations Holdings, Inc.
2021 Term Loan B, 6.42%, (3 Month USD LIBOR + 2.75%), 03/31/28 (j)	134	127
		2,519
Consumer Staples 0.2%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 09/19/25 (j)	39	33
2021 Incremental Term Loan, 8.82%, (1 Month USD LIBOR + 4.75%), 10/01/25 (j)	35	29
Avis Budget Car Rental, LLC
2022 Term Loan C, 7.69%, (1 Month Term SOFR + 3.50%), 03/15/29 (j)	79	78
BJ's Wholesale Club, Inc.
2017 1st Lien Term Loan, 6.27%, (1 Month USD LIBOR + 2.00%), 01/26/24 (j)	50	50
2017 1st Lien Term Loan, 0.00%, (1 Month USD LIBOR + 2.00%), 02/03/24 (j) (q)	50	50
BW Gas & Convenience Holdings, LLC
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 03/17/28 (j)	74	71
Cardenas Markets, Inc.
2022 Term Loan, 9.79%, (3 Month Term SOFR + 6.75%), 07/20/29 (j)	80	78
Charlotte Buyer, Inc.
1st Lien Term Loan, 9.53%, (3 Month Term SOFR + 5.25%), 02/03/28 (j)	70	66
Chobani, LLC
2020 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 10/20/27 (j)	136	133
Conair Holdings, LLC
Term Loan B, 7.42%, (3 Month USD LIBOR + 3.75%), 05/13/28 (j)	153	128
Del Monte Foods, Inc.
2022 Term Loan, 8.57%, (SOFR + 4.25%), 02/15/29 (j)	200	194
Froneri International Ltd.
2020 USD Term Loan, 6.32%, (1 Month USD LIBOR + 2.25%), 01/29/27 (j)	176	170
Journey Personal Care Corp.
2021 Term Loan B, 7.92%, (3 Month USD LIBOR + 4.25%), 12/31/24 (j)	49	36
kdc/one Development Corporation, Inc.
2020 Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 12/21/25 (j)	98	94
PECF USS Intermediate Holding III Corporation
Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 11/04/28 (j)	198	165
Reynolds Consumer Products LLC
Term Loan, 5.82%, (1 Month USD LIBOR + 1.75%), 01/30/27 (j)	149	148
Shearer's Foods, Inc.
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 09/15/27 (j)	106	101
Triton Water Holdings, Inc
Term Loan, 7.17%, (3 Month USD LIBOR + 3.50%), 03/16/28 (j)	366	339
US Foods, Inc.
2019 Term Loan B, 6.07%, (1 Month USD LIBOR + 2.00%), 08/14/26 (j)	104	103

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Verscend Holding Corp.
2021 Term Loan B, 8.07%, (1 Month USD LIBOR + 4.00%), 08/27/25 (j)	348	345
		2,411
Utilities 0.1%
Pacific Gas & Electric Company
2020 Term Loan, 7.13%, (1 Month USD LIBOR + 3.00%), 06/18/25 (j)	512	507
Vistra Operations Company LLC
1st Lien Term Loan B3, 5.82%, (1 Month USD LIBOR + 1.75%), 12/11/25 (j)	223	220
1st Lien Term Loan B3, 6.09%, (1 Month USD LIBOR + 1.75%), 12/11/25 (j)	55	55
		782
Real Estate 0.0%
Cushman & Wakefield U.S. Borrower, LLC
2020 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 08/15/25 (j)	276	269
Icebox Holdco III, Inc.
2021 1st Lien Term Loan, 7.42%, (3 Month USD LIBOR + 3.25%), 12/14/28 (j)	70	64
KREF Holdings X LLC
2021 Term Loan, 7.81%, (1 Month USD LIBOR + 3.50%), 09/01/27 (j) (n)	74	71
		404
Total Senior Floating Rate Instruments (cost $96,119)		90,994
COMMON STOCKS 0.1%
Energy 0.1%
California Resources Corporation	2	70
Chesapeake Energy Corporation	5	444
EQT Corporation	3	88
Limetree Bay Cayman Limited (e) (m)	—	1
Mesquite Energy, Inc. (e) (m)	4	240
		843
Health Care 0.0%
ACNR Holdings Inc. (e) (m)	—	289
Perrigo Company Public Limited Company (e) (m)	7	7
		296
Consumer Discretionary 0.0%
Caesars Entertainment, Inc. (e)	2	79
CEC Entertainment Company, LLC (e) (m)	5	97
		176
Communication Services 0.0%
Altice USA, Inc. - Class A (e)	4	18
Frontier Communications Parent, Inc. (e)	2	51
		69
Information Technology 0.0%
Micron Technology, Inc.	1	48
Total Common Stocks (cost $650)		1,432
PREFERRED STOCKS 0.0%
Utilities 0.0%
PG&E Corporation, 5.50%, 08/16/23 (l)	1	144
Total Preferred Stocks (cost $117)		144
WARRANTS 0.0%
California Resources Corporation (e)	—	5
Cineworld Group PLC (e) (o)	12	—
Total Warrants (cost $0)		5
SHORT TERM INVESTMENTS 6.4%
Investment Companies 5.8%
JNL Government Money Market Fund - Institutional Class, 3.89% (r) (s)	75,182	75,182
Securities Lending Collateral 0.6%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (r) (s)	7,484	7,484
Total Short Term Investments (cost $82,666)		82,666
Total Investments 106.1% (cost $1,523,143)		1,367,738
Total Forward Sales Commitments (1.8)% (proceeds $22,939)		(22,621)
Other Derivative Instruments (0.0)%		(9)
Other Assets and Liabilities, Net (4.3)%		(56,181)
Total Net Assets 100.0%		1,288,927

(a) All or a portion of the security is pledged or segregated as collateral.

(b) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $90,090.

(c) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $149,358 and 11.6% of the Fund.

(e) Non-income producing security.

(f) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(g) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(h) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(i) All or a portion of the security was on loan as of December 31, 2022.

(j) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(k) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(l) Convertible security.

(m) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(n) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(o) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(p) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(q) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(r) Investment in affiliate.

(s) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (1.8%)
GOVERNMENT AND AGENCY OBLIGATIONS (1.8%)
Mortgage-Backed Securities (1.8%)
Federal National Mortgage Association, Inc.
3.50%, 01/15/53	(5,675)	(5,163)
4.50%, 01/15/53	(8,950)	(8,630)
5.00%, 01/15/53	(8,950)	(8,828)
Total Government And Agency Obligations (proceeds $22,939)		(22,621)
Total Forward Sales Commitments (1.8%) (proceeds $22,939)		(22,621)

JNL/Fidelity Institutional Asset Management Total Bond Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
1MDB Global Investments Limited, 4.40%, 03/09/23	07/08/19	998	975	0.1
Celtic Resources Holdings Designated Activity Company, 0.00%, 10/09/24	10/02/19	102	—	—
Cosan Overseas Limited, 8.25% (callable at 100, 05/05/23)	06/27/19	190	190	—
Dubai, Government of, 5.25%, 01/30/43	10/27/22	170	181	—
Energean Israel Finance Ltd, 4.88%, 03/30/26	03/09/21	130	120	—
Leviathan Bond Ltd, 5.75%, 06/30/23	08/05/20	45	45	—
Leviathan Bond Ltd, 6.13%, 06/30/25	09/22/20	123	117	—
Leviathan Bond Ltd, 6.50%, 06/30/27	12/13/22	24	24	—
Mesquite Energy, Inc., 13.00%, 07/15/23	07/09/20	30	201	—
Mesquite Energy, Inc., 13.00%, 07/15/23	11/05/20	52	347	—
Minstry of Finance, Lebenon Republic of, 0.00%, 03/09/20	06/24/19	217	13	—
Minstry of Finance, Lebenon Republic of, 0.00%, 04/14/20	07/01/19	74	6	—
NagaCorp Ltd., 7.95%, 07/06/24	08/04/20	199	183	—
Petroleos de Venezuela, S.A., 0.00%, 10/28/22	05/15/17	3,158	384	0.1
Petroleos de Venezuela, S.A., 0.00%, 04/12/27	10/23/17	402	59	—
Presidencia de la Republica de El Salvador, 7.65%, 06/15/35	07/30/19	22	8	—
Sibur Securities Designated Activity Company, 0.00%, 07/08/25	10/06/20	51	34	—
TCS Finance Designated Activity Company, 6.00% (callable at 100, 12/20/26)	09/13/21	200	81	—
TV Azteca S.A.B. de C.V., 0.00%, 08/09/24	07/01/19	300	135	—
VEON Holdings B.V., 7.25%, 04/26/23	06/25/19	95	86	—
		6,582	3,189	0.2

JNL/Fidelity Institutional Asset Management Total Bond Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	24	March 2023	2,717	(1)	(22)
United States 2 Year Note	107	April 2023	21,915	(17)	29
United States 5 Year Note	13	April 2023	1,401	3	2
				(15)	9
Short Contracts
United States Long Bond	(55)	March 2023	(6,931)	9	37
United States Ultra Bond	(8)	March 2023	(1,113)	4	38
				13	75

JNL/Fidelity Institutional Asset Management Total Bond Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. SOFR (A)	Paying	4.50	(A)	03/15/25	2,520	(2)	(13)
U.S. SOFR (A)	Paying	4.00	(A)	03/15/28	1,747	(4)	(28)
U.S. SOFR (A)	Paying	3.75	(A)	03/15/33	186	(1)	(6)
U.S. SOFR (A)	Paying	3.25	(A)	03/15/53	32	—	(2)
						(7)	(49)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Fidelity Institutional Asset Management Total Bond Fund
Assets - Securities
Government And Agency Obligations	—	604,988	—	604,988
Corporate Bonds And Notes	—	455,381	548	455,929
Non-U.S. Government Agency Asset-Backed Securities	—	131,580	—	131,580
Senior Floating Rate Instruments	—	89,952	1,042	90,994
Common Stocks	798	—	634	1,432
Preferred Stocks	144	—	—	144
Warrants	5	—	—	5
Short Term Investments	82,666	—	—	82,666
	83,613	1,281,901	2,224	1,367,738
Liabilities - Securities
Government And Agency Obligations	—	(22,621)	—	(22,621)
	—	(22,621)	—	(22,621)
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	106	—	—	106
	106	—	—	106
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(22)	—	—	(22)
Centrally Cleared Interest Rate Swap Agreements	—	(49)	—	(49)
	(22)	(49)	—	(71)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/First Sentier Global Infrastructure Fund
COMMON STOCKS 98.4%
United States of America 57.4%
Alliant Energy Corporation	327	18,038
American Tower Corporation	197	41,677
Avista Corporation	111	4,918
CenterPoint Energy, Inc.	552	16,557
Cheniere Energy, Inc.	179	26,787
Crown Castle Inc.	213	28,921
CSX Corporation	762	23,616
Dominion Energy, Inc.	495	30,344
DT Midstream, Inc.	324	17,897
Duke Energy Corporation	371	38,188
Entergy Corporation	295	33,144
Evergy, Inc.	362	22,758
Exelon Corporation	228	9,848
FirstEnergy Corp.	488	20,482
NextEra Energy, Inc.	657	54,888
One Gas, Inc.	136	10,316
Pinnacle West Capital Corporation	145	11,049
PPL Corporation	1,041	30,416
Republic Services, Inc.	35	4,563
Sempra Energy	53	8,181
Targa Resources Corp.	236	17,312
Union Pacific Corporation	133	27,569
Xcel Energy Inc.	416	29,194
		526,663
Australia 11.2%
Atlas Arteria Limited	5,165	23,238
Aurizon Holdings Limited	5,750	14,607
Transurban Holdings Limited	7,316	64,632
		102,477
France 4.7%
Getlink S.E.	625	10,036
Rubis	511	13,485
VINCI	199	19,912
		43,433
Spain 4.4%
AENA, S.M.E., S.A. (a) (b)	320	40,271
Canada 4.3%
Emera Incorporated	588	22,485
Pembina Pipeline Corporation	492	16,690
		39,175
China 4.1%
ENN energy Holdings Limited	1,253	17,446
Guangdong Investment Limited	9,862	10,067
Jiangsu Expressway Company Limited - Class H	11,582	10,561
		38,074
Mexico 3.9%
Grupo Aeroportuario del Sureste, S.A.B. de C.V. - Class B	940	21,913
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	1,661	13,516
		35,429
United Kingdom 3.3%
SSE PLC	1,441	29,946
Italy 1.8%
Hera S.p.A.	2,047	5,523
Infrastrutture Wireless Italiane S.p.A. (b)	1,093	11,028
		16,551
Switzerland 1.7%
Flughafen Zurich AG - Class N (a)	101	15,598
Brazil 1.6%
CCR S.A.	7,308	14,921
Total Common Stocks (cost $917,872)		902,538
SHORT TERM INVESTMENTS 1.1%
Investment Companies 1.1%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	10,034	10,034
Total Short Term Investments (cost $10,034)		10,034
Total Investments 99.5% (cost $927,906)		912,572
Other Assets and Liabilities, Net 0.5%		4,208
Total Net Assets 100.0%		916,780
(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/First Sentier Global Infrastructure Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
AENA, S.M.E., S.A.	09/22/20	49,106	40,271	4.4
Infrastrutture Wireless Italiane S.p.A.	10/30/20	12,203	11,028	1.2
		61,309	51,299	5.6

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/First Sentier Global Infrastructure Fund
Assets - Securities
Common Stocks	601,267	301,271	—	902,538
Short Term Investments	10,034	—	—	10,034
	611,301	301,271	—	912,572

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Franklin Templeton Income Fund
CORPORATE BONDS AND NOTES 47.2%
Health Care 10.6%
1375209 BC Ltd
9.00%, 01/30/28 (a) (b)	5,151	5,018
AbbVie Inc.
3.80%, 03/15/25	7,500	7,317
Bausch Health Companies Inc.
5.50%, 11/01/25 (a) (b)	5,220	4,444
6.13%, 02/01/27 (b)	11,732	8,071
5.75%, 08/15/27 (b)	4,700	3,199
11.00%, 09/30/28 (b)	9,144	7,171
Centene Corporation
4.25%, 12/15/27	5,000	4,694
4.63%, 12/15/29	4,780	4,372
Community Health Systems, Inc.
8.00%, 03/15/26 (a) (b)	40,000	36,467
6.88%, 04/15/29 (b)	12,847	6,661
6.13%, 04/01/30 (a) (b)	8,000	4,028
5.25%, 05/15/30 (b)	8,000	6,042
CVS Health Corporation
4.30%, 03/25/28	3,500	3,386
5.05%, 03/25/48	1,600	1,444
DaVita Inc.
4.63%, 06/01/30 (b)	9,360	7,543
3.75%, 02/15/31 (b)	2,000	1,492
Endo Designated Activity Company
0.00%, 10/15/24 (b) (c) (d)	2,500	1,996
Ge Healthcare Holding LLC
5.91%, 11/22/32 (a) (b)	4,000	4,150
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (b)	10,000	8,060
5.25%, 10/01/29 (b)	9,000	7,153
Mylan II B.V.
3.95%, 06/15/26	2,700	2,524
Par Pharmaceutical, Inc.
0.00%, 04/01/27 (b) (c) (d)	4,724	3,590
Royalty Pharma PLC
2.20%, 09/02/30	2,500	1,956
Tenet Healthcare Corporation
6.25%, 02/01/27 (b)	6,000	5,763
6.13%, 06/15/30 (b)	20,000	19,048
UnitedHealth Group Incorporated
5.35%, 02/15/33	5,000	5,179
		170,768
Consumer Discretionary 6.5%
Amazon.com, Inc.
3.60%, 04/13/32	3,000	2,749
Boyd Gaming Corporation
4.75%, 06/15/31 (b)	5,000	4,352
Dornoch Debt Merger Subordinated Incorporated
6.63%, 10/15/29 (b)	6,215	4,394
Eldorado Resorts, Inc.
6.25%, 07/01/25 (b)	10,000	9,729
Expedia Group, Inc.
3.80%, 02/15/28	3,871	3,558
Fertitta Entertainment LLC
4.63%, 01/15/29 (b)	3,100	2,624
6.75%, 01/15/30 (a) (b)	3,000	2,422
Ford Motor Company
4.35%, 12/08/26 (a)	5,000	4,733
3.25%, 02/12/32	3,000	2,257
General Motors Company
5.60%, 10/15/32	2,500	2,331
5.15%, 04/01/38	3,500	3,042
General Motors Financial Company, Inc.
2.40%, 04/10/28	2,500	2,106
4.30%, 04/06/29	5,000	4,483
Lowe`s Companies, Inc.
5.00%, 04/15/33	7,000	6,849
Magallanes, Inc.
3.76%, 03/15/27 (b)	3,000	2,708
4.28%, 03/15/32 (b)	3,000	2,474
McDonald's Corporation
4.60%, 09/09/32	4,000	3,916
PENN Entertainment, Inc.
4.13%, 07/01/29 (a) (b)	7,000	5,538
SkyMiles IP Ltd.
4.75%, 10/20/28 (b)	7,000	6,593
Target Corporation
4.50%, 09/15/32	3,000	2,922
The Goodyear Tire & Rubber Company
5.00%, 07/15/29 (a)	7,500	6,256
Univision Communications Inc.
6.63%, 06/01/27 (b)	8,000	7,726
Wynn Las Vegas, LLC
5.50%, 03/01/25 (b)	9,500	9,052
5.25%, 05/15/27 (a) (b)	2,000	1,810
		104,624
Financials 5.8%
Bank of America Corporation
6.10%, (100, 03/17/25) (e)	4,000	3,890
6.25%, (100, 09/05/24) (a) (e)	2,500	2,410
3.42%, 12/20/28	10,000	9,059
Barclays PLC
5.75%, 08/09/33 (f)	8,500	8,071
7.44%, 11/02/33 (f)	5,000	5,258
Capital One Financial Corporation
4.20%, 10/29/25	7,500	7,277
5.25%, 07/26/30	5,000	4,770
Citigroup Inc.
4.13%, 07/25/28	7,500	6,982
6.27%, 11/17/33	3,000	3,096
Coinbase Global, Inc.
3.63%, 10/01/31 (b)	2,172	1,048
Ford Motor Credit Company LLC
5.13%, 06/16/25	10,000	9,640
4.95%, 05/28/27	4,000	3,736
JPMorgan Chase & Co.
5.15%, (100, 05/01/23) (e)	1,800	1,757
KeyBank National Association
4.90%, 08/08/32	1,500	1,385
Morgan Stanley
6.34%, 10/18/33	4,000	4,186
The Goldman Sachs Group, Inc.
3.27%, 09/29/25	6,500	6,266
The PNC Financial Services Group, Inc.
6.04%, 10/28/33	4,000	4,178
Truist Financial Corporation
4.92%, 07/28/33	2,000	1,878
U.S. Bancorp
5.85%, 10/21/33	4,500	4,674
Wells Fargo & Company
3.20%, 06/17/27	4,000	3,722
		93,283
Industrials 5.6%
American Airlines, Inc.
5.50%, 04/20/26 (b)	10,000	9,617
Ardagh Packaging Finance Public Limited Company
4.13%, 08/15/26 (b)	3,000	2,601
5.25%, 08/15/27 (b)	12,500	9,332
Carrier Global Corporation
2.72%, 02/15/30	2,500	2,108
Cornerstone Building Brands, Inc.
8.75%, 08/01/28 (b)	4,000	3,669
Mauser Packaging Solutions Holding Company
5.50%, 04/15/24 (b)	5,000	4,865
7.25%, 04/15/25 (b)	13,000	12,033
Raytheon Technologies Corporation
3.95%, 08/16/25	7,000	6,839
Reynolds Group Issuer Inc.
4.00%, 10/15/27 (b)	3,690	3,276
Roller Bearing Company of America, Inc.
4.38%, 10/15/29 (b)	3,000	2,594
The Boeing Company
5.04%, 05/01/27 (g)	2,000	1,980

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
3.20%, 03/01/29	5,500	4,835
5.15%, 05/01/30 (g)	12,000	11,701
TransDigm Inc.
6.25%, 03/15/26 (b)	5,000	4,942
Union Pacific Corporation
4.50%, 01/20/33	4,000	3,915
WESCO Distribution, Inc.
7.13%, 06/15/25 (b)	5,000	5,068
		89,375
Communication Services 5.1%
Altice France Holding S.A.
5.50%, 10/15/29 (b)	7,500	5,742
CCO Holdings, LLC
5.13%, 05/01/27 (b)	3,300	3,079
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28 (a) (b)	5,000	3,670
7.50%, 06/01/29 (b)	3,000	2,182
Commscope, Inc.
7.13%, 07/01/28 (a) (b)	5,000	3,596
CSC Holdings, LLC
5.50%, 04/15/27 (b)	10,000	8,416
DIRECTV Financing, LLC
5.88%, 08/15/27 (b)	4,500	4,035
DISH DBS Corporation
5.00%, 03/15/23	12,500	12,443
5.88%, 11/15/24	8,500	7,928
5.25%, 12/01/26 (b)	4,000	3,374
Meta Platforms, Inc.
3.85%, 08/15/32	5,000	4,400
Netflix, Inc.
4.38%, 11/15/26	5,000	4,880
Roblox Corporation
3.88%, 05/01/30 (b)	5,000	3,939
Sprint Corporation
7.13%, 06/15/24	5,500	5,612
Stagwell Inc.
5.63%, 08/15/29 (b)	3,000	2,473
T-Mobile USA, Inc.
3.38%, 04/15/29	6,500	5,727
		81,496
Information Technology 3.6%
Apple Inc.
3.35%, 08/08/32 (a)	3,500	3,177
Broadcom Inc.
4.15%, 11/15/30	5,000	4,485
2.45%, 02/15/31 (b)	2,500	1,968
4.15%, 04/15/32 (b)	4,500	3,956
Commscope Finance LLC
8.25%, 03/01/27 (b)	3,000	2,347
CommScope Holding Company, Inc.
6.00%, 06/15/25 (b)	7,324	6,665
HP, Inc.
4.00%, 04/15/29	5,000	4,572
5.50%, 01/15/33	5,000	4,701
Micron Technology, Inc.
6.75%, 11/01/29	4,000	4,070
Oracle Corporation
2.95%, 04/01/30	4,500	3,850
2.88%, 03/25/31	5,000	4,143
6.25%, 11/09/32 (a)	4,000	4,201
Rocket Software, Inc.
6.50%, 02/15/29 (a) (b)	6,000	4,751
Workday, Inc.
3.80%, 04/01/32	6,000	5,284
		58,170
Consumer Staples 3.2%
APX Group, Inc.
5.75%, 07/15/29 (b)	9,000	7,462
Ashtead Capital, Inc.
4.25%, 11/01/29 (b)	3,000	2,721
B. A. T. Capital Corporation
3.22%, 08/15/24	2,500	2,411
3.56%, 08/15/27	10,000	9,142
GSK Consumer Healthcare Capital US LLC
3.63%, 03/24/32	4,250	3,751
JBS USA Food Company
5.75%, 04/01/33 (b)	4,000	3,822
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (b)	5,000	3,902
5.75%, 11/01/28 (a) (b)	8,500	5,649
United Rentals (North America), Inc.
4.88%, 01/15/28	8,510	8,063
6.00%, 12/15/29 (b)	4,000	3,985
		50,908
Materials 2.5%
Alcoa Nederland Holding B.V.
4.13%, 03/31/29 (b)	5,000	4,427
ArcelorMittal
6.80%, 11/29/32	6,000	5,977
Celanese US Holdings LLC
6.17%, 07/15/27 (g)	6,000	5,926
Consolidated Energy Finance S.A.
6.50%, 05/15/26 (b)	5,000	4,681
FMG Resources (August 2006) Pty Ltd
5.88%, 04/15/30 (b)	3,000	2,817
4.38%, 04/01/31 (b)	3,000	2,536
Freeport-McMoRan Inc.
4.63%, 08/01/30	2,500	2,337
International Flavors & Fragrances Inc.
2.30%, 11/01/30 (b)	5,000	3,957
Scih Salt Holdings Inc.
4.88%, 05/01/28 (b)	8,000	6,889
		39,547
Energy 2.3%
Calumet Specialty Products Partners, L.P.
9.25%, 07/15/24 (b)	1,944	1,968
11.00%, 04/15/25 (b)	7,000	7,312
8.13%, 01/15/27 (b)	3,000	2,820
Cheniere Corpus Christi Holdings, LLC
3.70%, 11/15/29	4,500	4,079
Chesapeake Energy Corporation
5.88%, 02/01/29 (b)	3,000	2,858
Occidental Petroleum Corporation
6.63%, 09/01/30	2,000	2,067
Weatherford International Ltd.
11.00%, 12/01/24 (b)	242	249
6.50%, 09/15/28 (b)	5,500	5,393
8.63%, 04/30/30 (b)	10,000	9,657
		36,403
Utilities 1.4%
Pacific Gas And Electric Company
4.55%, 07/01/30	5,265	4,766
The Southern Company
5.70%, 10/15/32	5,000	5,109
Vistra Corp.
7.00%, (100, 12/15/26) (b) (e)	8,300	7,566
Vistra Operations Company LLC
4.38%, 05/01/29 (b)	5,500	4,745
		22,186
Real Estate 0.6%
MPT Operating Partnership, L.P.
5.00%, 10/15/27	3,465	2,912
3.50%, 03/15/31	5,000	3,440
VICI Properties L.P.
5.13%, 05/15/32	4,500	4,171
		10,523
Total Corporate Bonds And Notes (cost $816,537)		757,283
COMMON STOCKS 28.1%
Financials 5.4%
Bank of America Corporation	504	16,699
Citigroup Inc.	150	6,784
JPMorgan Chase & Co.	198	26,599
MetLife, Inc.	50	3,618
Morgan Stanley	135	11,478
Truist Financial Corporation	285	12,264

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
U.S. Bancorp	220	9,594
		87,036
Energy 4.5%
BP P.L.C. - ADR	200	6,986
Chevron Corporation	125	22,436
Exxon Mobil Corporation	250	27,575
Shell PLC - Class A - ADR	100	5,695
TotalEnergies SE - ADR	150	9,312
		72,004
Utilities 4.5%
American Electric Power Company, Inc.	100	9,495
Dominion Energy, Inc.	200	12,264
DTE Energy Company	50	5,876
Duke Energy Corporation	70	7,209
Edison International	230	14,633
Sempra Energy	50	7,727
The Southern Company	200	14,282
		71,486
Industrials 3.3%
Lockheed Martin Corporation	50	24,324
Raytheon Technologies Corporation	125	12,615
Union Pacific Corporation	15	3,106
United Parcel Service, Inc. - Class B	75	13,038
		53,083
Health Care 3.1%
AbbVie Inc.	55	8,889
AstraZeneca PLC - ADR	150	10,170
Johnson & Johnson	75	13,249
Medtronic, Inc.	90	6,995
Pfizer Inc.	200	10,248
		49,551
Information Technology 2.8%
Broadcom Inc.	26	14,493
Qualcomm Incorporated	24	2,639
Texas Instruments Incorporated	170	28,145
		45,277
Materials 1.7%
Barrick Gold Corporation	485	8,339
BASF SE - Class N	110	5,488
Rio Tinto PLC - ADR	201	14,291
		28,118
Communication Services 1.4%
BCE Inc. (a)	150	6,590
Comcast Corporation - Class A	212	7,396
Verizon Communications Inc.	200	7,880
		21,866
Consumer Staples 0.9%
Philip Morris International Inc.	75	7,591
The Procter & Gamble Company	50	7,578
		15,169
Consumer Discretionary 0.5%
Target Corporation	25	3,726
The Home Depot, Inc.	12	3,790
		7,516
Total Common Stocks (cost $389,937)		451,106
EQUITY LINKED STRUCTURED NOTES 13.5%
Barclays Bank PLC
(Cisco Systems, Inc.), 7.50%, 03/10/23 (h)	175	8,403
(JPMorgan Chase & Co.), 8.00%, 09/08/23 (h)	97	12,336
BNP Paribas Issuance B.V.
(AbbVie Inc.), 8.00%, 02/23/23 (h)	65	9,977
(Morgan Stanley), 8.00%, 05/22/23 (h)	63	5,363
(Comcast Corporation), 8.50%, 08/10/23 (h)	339	12,112
Citigroup Global Markets Holdings Inc.
(Ford Motor Company), 12.50%, 01/12/23 (h)	435	5,074
(Alphabet Inc.), 9.00%, 06/22/23 (h)	2	4,395
Credit Suisse AG
(Air Products and Chemicals, Inc.), 8.50%, 05/15/23 (h)	20	5,236
(Morgan Stanley), 10.00%, 08/08/23 (h)	131	10,720
Goldman Sachs International
(Cummins Inc.), 8.00%, 01/10/23 (h)	30	7,232
(Honeywell International Inc.), 8.50%, 04/04/23 (b) (h)	23	4,630
(Newmont Corporation), 10.00%, 07/05/23 (h)	75	3,683
JPMorgan Chase Bank, National Association
(The Goldman Sachs Group, Inc.), 8.50%, 03/09/23 (h)	15	5,180
(Bank of America Corporation), 9.50%, 05/12/23 (h)	125	4,213
Merrill Lynch International & Co. C.V.
(Amazon.com, Inc.), 8.50%, 01/11/23 (h)	6	9,605
(Union Pacific Corporation), 9.00%, 11/01/23 (h)	25	5,110
(Chevron Corporation), 10.00%, 12/04/23 (h)	30	5,068
(Broadcom Inc.), 10.00%, 12/05/23 (h)	15	7,773
Mizuho Markets Cayman LP
(Microchip Technology Incorporated), 10.00%, 06/26/23 (b) (h)	120	8,107
(Bristol-Myers Squibb Company), 8.50%, 12/04/23 (b) (h)	126	9,363
(International Paper Company), 10.50%, 12/15/23 (b) (h)	214	7,410
National Bank of Canada
(NextEra Energy, Inc.), 8.50%, 12/05/23 (h)	65	5,120
Royal Bank of Canada
(Analog Devices, Inc.), 10.00%, 05/19/23 (h)	72	11,567
(The Walt Disney Company), 10.00%, 05/26/23 (b) (h)	70	6,293
(Bank of America Corporation), 8.50%, 08/14/23 (h)	246	8,089
(Royal Bank of Canada), 9.00%, 09/22/23 (b) (h)	249	17,166
Societe Generale
(Pfizer Inc.), 8.50%, 06/09/23 (h)	76	3,912
(Intel Corporation), 10.19%, 08/09/23 (h)	352	9,769
UBS AG
(Fidelity National Information Services, Inc.), 10.00%, 10/19/23 (h)	50	3,461
Total Equity Linked Structured Notes (cost $238,656)		216,367
GOVERNMENT AND AGENCY OBLIGATIONS 7.9%
U.S. Treasury Note 6.0%
Treasury, United States Department of
4.50%, 11/30/24 (a)	15,000	15,002
2.88%, 05/15/32	53,500	49,287
2.75%, 08/15/32	35,000	31,834
		96,123
U.S. Treasury Bond 1.9%
Treasury, United States Department of
3.38%, 08/15/42	33,000	29,504
Mortgage-Backed Securities 0.0%
Federal National Mortgage Association, Inc.
4.00%, 08/01/49	634	608
Total Government And Agency Obligations (cost $130,508)		126,235
PREFERRED STOCKS 0.9%
Utilities 0.8%
NextEra Energy, Inc., 5.28%, 03/01/23 (f)	250	12,675
Financials 0.1%
K.K.R. Co., Inc., 6.00%, 09/15/23 (f)	32	1,861
Total Preferred Stocks (cost $12,976)		14,536
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.2%
United Airlines Pass Through Trust 2020-1A
Series 2020-A-1, 5.88%, 10/15/27	3,557	3,504
Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,557)		3,504
SHORT TERM INVESTMENTS 3.3%
Securities Lending Collateral 2.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (i) (j)	33,712	33,712

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Investment Companies 1.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (i) (j)	20,204	20,204
Total Short Term Investments (cost $53,916)		53,916
Total Investments 101.1% (cost $1,646,087)		1,622,947
Other Derivative Instruments (0.0)%		(26)
Other Assets and Liabilities, Net (1.1)%		(17,627)
Total Net Assets 100.0%		1,605,294

(a) All or a portion of the security was on loan as of December 31, 2022.

(b) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $466,941 and 29.1% of the Fund.

(c) Non-income producing security.

(d) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(e) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(f) Convertible security.

(g) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(h) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Franklin Templeton Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	185	March 2023	20,952	(26)	(177)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Franklin Templeton Income Fund
Assets - Securities
Corporate Bonds And Notes	—	757,283	—	757,283
Common Stocks	445,618	5,488	—	451,106
Equity Linked Structured Notes	—	216,367	—	216,367
Government And Agency Obligations	—	126,235	—	126,235
Preferred Stocks	14,536	—	—	14,536
Non-U.S. Government Agency Asset-Backed Securities	—	3,504	—	3,504
Short Term Investments	53,916	—	—	53,916
	514,070	1,108,877	—	1,622,947
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(177)	—	—	(177)
	(177)	—	—	(177)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Goldman Sachs 4 Fund
COMMON STOCKS 99.3%
Information Technology 24.6%
Accenture Public Limited Company - Class A	129	34,467
Analog Devices, Inc.	122	19,940
Apple Inc.	368	47,787
Applied Materials, Inc.	343	33,419
Automatic Data Processing, Inc.	398	95,164
Broadcom Inc.	91	50,899
Cadence Design Systems, Inc. (a)	106	17,029
Cisco Systems, Inc.	1,193	56,831
Corning Incorporated	558	17,823
Fidelity National Information Services, Inc.	352	23,877
Fiserv, Inc. (a)	190	19,245
FleetCor Technologies, Inc. (a)	96	17,697
Fortinet, Inc. (a)	289	14,149
Gartner, Inc. (a)	71	23,903
Global Payments Inc.	443	43,968
HP, Inc.	2,564	68,882
Intel Corporation	835	22,081
International Business Machines Corporation	500	70,439
Intuit Inc.	42	16,361
Juniper Networks, Inc.	1,510	48,263
KLA Corporation	214	80,852
Lam Research Corporation	119	50,200
MasterCard Incorporated - Class A	56	19,388
Micron Technology, Inc.	166	8,274
Microsoft Corporation	145	34,692
Motorola Solutions, Inc.	73	18,803
NetApp, Inc.	1,456	87,420
NVIDIA Corporation	82	11,950
Qualcomm Incorporated	412	45,250
Seagate Technology Holdings Public Limited Company	1,050	55,216
Skyworks Solutions, Inc.	276	25,196
Texas Instruments Incorporated	399	65,989
Visa Inc. - Class A	92	19,025
		1,264,479
Health Care 16.1%
Amgen Inc.	188	49,429
Biogen Inc. (a)	51	14,057
Cardinal Health, Inc.	695	53,394
Centene Corporation (a)	424	34,751
Cigna Corporation	156	51,562
CVS Health Corporation	385	35,917
Edwards Lifesciences Corporation (a)	178	13,256
Elevance Health, Inc.	44	22,638
Eli Lilly and Company	168	61,370
Gilead Sciences, Inc.	804	69,000
Humana Inc.	18	9,254
Johnson & Johnson	233	41,140
Laboratory Corporation of America Holdings	39	9,298
McKesson Corporation	214	80,200
Medtronic, Inc.	126	9,770
Merck & Co., Inc.	909	100,839
Pfizer Inc.	1,627	83,366
Quest Diagnostics Incorporated	147	22,997
Regeneron Pharmaceuticals, Inc. (a)	64	46,002
UnitedHealth Group Incorporated	35	18,805
		827,045
Consumer Discretionary 12.6%
Advance Auto Parts, Inc.	148	21,819
AutoZone, Inc. (a)	35	85,848
Best Buy Co., Inc.	130	10,399
Darden Restaurants, Inc.	146	20,158
Dollar Tree, Inc. (a)	136	19,203
Genuine Parts Company	226	39,272
Hasbro, Inc.	158	9,650
Lennar Corporation - Class A	353	31,970
Lowe`s Companies, Inc.	275	54,735
NVR, Inc. (a)	11	48,820
O'Reilly Automotive, Inc. (a)	160	135,165
Ralph Lauren Corporation - Class A	184	19,399
Tapestry, Inc.	531	20,233
The Home Depot, Inc.	188	59,391
V.F. Corporation	703	19,421
Whirlpool Corporation	359	50,746
		646,229
Financials 9.7%
American Express Company	103	15,163
Ameriprise Financial, Inc.	65	20,186
AON Public Limited Company - Class A	102	30,748
Arch Capital Group Ltd. (a)	332	20,812
Arthur J. Gallagher & Co.	101	19,128
Discover Financial Services	249	24,312
Franklin Resources, Inc.	350	9,231
Huntington Bancshares Incorporated	1,354	19,096
Invesco Ltd.	556	10,011
Lincoln National Corporation	255	7,834
M&T Bank Corporation	101	14,700
Moody's Corporation	100	27,723
Northern Trust Corporation	581	51,404
Principal Financial Group, Inc.	466	39,113
Prudential Financial, Inc.	281	27,930
The Charles Schwab Corporation	236	19,668
The Hartford Financial Services Group, Inc.	287	21,775
The Progressive Corporation	150	19,494
Truist Financial Corporation	212	9,133
W. R. Berkley Corporation	544	39,512
Wells Fargo & Company	374	15,427
Zions Bancorporation, National Association	716	35,178
		497,578
Communication Services 8.7%
Alphabet Inc. - Class A (a)	412	36,329
Comcast Corporation - Class A	1,301	45,512
Electronic Arts Inc.	297	36,284
Omnicom Group Inc.	1,662	135,564
Paramount Global - Class B	495	8,352
The Interpublic Group of Companies, Inc.	3,277	109,153
Verizon Communications Inc.	1,918	75,551
		446,745
Industrials 6.8%
3M Company	223	26,700
C.H. Robinson Worldwide, Inc.	99	9,072
Equifax Inc.	91	17,751
General Dynamics Corporation	41	10,142
J. B. Hunt Transport Services, Inc.	203	35,478
Lockheed Martin Corporation	131	63,481
Northrop Grumman Corporation	76	41,334
PACCAR Inc	113	11,215
Quanta Services, Inc.	130	18,566
Republic Services, Inc.	166	21,397
Snap-on Incorporated	51	11,645
Stanley Black & Decker, Inc.	226	16,953
Textron Inc.	296	20,991
United Parcel Service, Inc. - Class B	157	27,311
W. W. Grainger, Inc.	33	18,319
		350,355
Consumer Staples 6.7%
Altria Group, Inc.	1,871	85,543
Archer-Daniels-Midland Company	413	38,362
Colgate-Palmolive Company	750	59,062
Costco Wholesale Corporation	38	17,541
General Mills, Inc.	240	20,112
Kimberly-Clark Corporation	153	20,824
Philip Morris International Inc.	302	30,603
The Hershey Company	84	19,556
The Kroger Co.	426	19,005
Tyson Foods, Inc. - Class A	116	7,196
Walgreens Boots Alliance, Inc.	761	28,421
		346,225
Energy 4.5%
Apa Corp.	301	14,033
Coterra Energy Inc.	1,307	32,118
EOG Resources, Inc.	487	63,099
ONEOK, Inc.	457	30,051

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Pioneer Natural Resources Company	241	54,936
Valero Energy Corporation	303	38,441
		232,678
Materials 3.3%
FMC Corporation	170	21,270
LyondellBasell Industries N.V. - Class A	557	46,260
Nucor Corporation	772	101,740
		169,270
Utilities 3.3%
Consolidated Edison, Inc.	188	17,963
Edison International	298	18,955
Exelon Corporation	885	38,259
NRG Energy, Inc.	988	31,446
Pinnacle West Capital Corporation	395	30,059
PPL Corporation	409	11,960
Sempra Energy	120	18,468
		167,110
Real Estate 3.0%
Extra Space Storage Inc.	106	15,607
Public Storage	67	18,676
Realty Income Corporation	270	17,112
Simon Property Group, Inc.	92	10,780
Vornado Realty Trust (b)	983	20,459
Weyerhaeuser Company	2,235	69,288
		151,922
Total Common Stocks (cost $5,216,291)		5,099,636
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	27,546	27,546
Total Short Term Investments (cost $27,546)		27,546
Total Investments 99.9% (cost $5,243,837)		5,127,182
Other Assets and Liabilities, Net 0.1%		6,867
Total Net Assets 100.0%		5,134,049

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Goldman Sachs 4 Fund
Assets - Securities
Common Stocks	5,099,636	—	—	5,099,636
Short Term Investments	27,546	—	—	27,546
	5,127,182	—	—	5,127,182

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/GQG Emerging Markets Equity Fund
COMMON STOCKS 91.7%
India 33.8%
Bajaj Finserv Limited	177	3,312
Bharti Airtel Limited	1,360	13,263
Cipla Limited	650	8,459
Coal India Ltd Govt Of India Undertaking	1,824	4,976
HDFC Asset Management Company Limited	346	9,139
Housing Development Finance Corporation Limited	1,089	34,744
ICICI Bank Limited	1,732	18,719
ITC Limited	10,728	43,048
JSW Steel Limited	678	6,299
NTPC Limited	3,364	6,777
Power Grid Corporation of India Limited	3,040	7,854
Reliance Industries Limited	768	23,664
State Bank of India	2,246	16,672
Sun Pharma Advanced Research Company Limited	1,119	13,561
Tata Steel Limited	6,046	8,261
		218,748
Brazil 14.5%
B3 S.A. - Brasil, Bolsa, Balcao	1,527	3,808
Banco BTG Pactual S/A	1,584	7,151
Centrais Eletricas Brasileiras S/A	2,325	18,458
Petroleo Brasileiro S/A Petrobras. - ADR	2,497	26,590
Vale S.A.	2,248	38,072
		94,079
United States of America 6.4%
Exxon Mobil Corporation	150	16,596
Philip Morris International Inc.	178	18,058
The Coca-Cola Company	102	6,495
		41,149
Mexico 6.0%
America Movil, S.A.B. De C.V.	14,466	13,125
Grupo Financiero Banorte, S.A.B. de C.V.	1,388	9,968
Wal - Mart de Mexico, S.A.B. de C.V.	4,424	15,637
		38,730
Netherlands 5.9%
ASML Holding N.V.	15	8,217
Heineken N.V.	159	15,009
Shell PLC - Class A	533	15,125
		38,351
China 5.6%
Baoshan Iron & Steel Co., Ltd. - Class A	5,793	4,652
China Hongqiao Group Limited	142	134
China Overseas Land & Investment Limited	250	656
China Resources Land Limited	165	748
China Shenhua Energy Company Limited - Class H	453	1,311
PetroChina Company Limited - Class H	23,964	10,923
PICC Property and Casualty Company Limited - Class H	4,827	4,565
Ping An Insurance (Group) Co of China Ltd - Class A	855	5,761
Wuliangye Yibin Co., Ltd. - Class A	172	4,452
Zijin Mining Group Co., Ltd. - Class A	2,172	3,110
		36,312
Indonesia 4.5%
PT Bank Mandiri (Persero) Tbk.	20,244	12,864
PT. Bank Central Asia Tbk	29,446	16,105
Pt. Bank Negara Indonesia (Persero) Tbk.	409	242
		29,211
France 3.9%
TotalEnergies SE (a)	402	25,248
Taiwan 3.3%
Taiwan Semiconductor Manufacturing Company Limited - ADR	191	14,199
Taiwan Semiconductor Manufacturing Company Limited	513	7,457
		21,656
South Korea 2.2%
POSCO Holdings Inc.	38	8,354
SK Telecom Co., Ltd.	154	5,738
		14,092
Turkey 1.4%
Akbank T.A.S - Class A	1,040	1,094
BIM Birlesik Magazalar A.S. - Class A	44	325
KOC Holding Anonim Sirketi - Class A	192	863
Turk Hava Yollari A.O. - Class A (b)	580	4,383
Turkiye Garanti Bankasi A.S. - Class A	433	699
Turkiye Petrol Rafinerileri Anonim Sirketi Tupras - Class A (b)	60	1,695
		9,059
Italy 1.4%
Eni S.p.A.	624	8,899
Thailand 1.3%
KASIKORNBANK Public Company Limited	2,056	8,760
United Kingdom 1.0%
Unilever PLC	117	5,873
Unilever PLC - ADR (a)	6	312
		6,185
Macau 0.3%
Sands China Ltd. (b)	527	1,735
South Africa 0.2%
Standard Bank Group Limited	148	1,460
Russian Federation 0.0%
Polymetal International PLC (b) (c) (d)	85	—
Public Joint Stock Company Gazprom (b) (c) (d)	2,924	—
Public Joint Stock Company Oil Company Rosneft (b) (c) (d)	2,349	—
Public Joint Stock Company Polyus (b) (c) (d)	42	—
Public Joint Stock Society Oil Company Lukoil (b) (c) (d)	202	—
Publichnoe Aktsionernoe Obshchestvo Severstal (b) (c) (d)	75	—
Total Common Stocks (cost $639,277)		593,674
PREFERRED STOCKS 6.5%
Brazil 6.5%
Banco Bradesco S.A. (e)	1,928	5,533
Itau Unibanco Holding S.A. (e)	4,128	19,547
Petroleo Brasileiro S/A Petrobras. (e)	3,695	17,144
Total Preferred Stocks (cost $47,245)		42,224
SHORT TERM INVESTMENTS 6.3%
Securities Lending Collateral 4.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (f) (g)	26,203	26,203
Investment Companies 2.3%
JNL Government Money Market Fund - Institutional Class, 3.89% (f) (g)	14,833	14,833
Total Short Term Investments (cost $41,036)		41,036
Total Investments 104.5% (cost $727,558)		676,934
Other Assets and Liabilities, Net (4.5)%		(29,375)
Total Net Assets 100.0%		647,559

(a) All or a portion of the security was on loan as of December 31, 2022.

(b) Non-income producing security.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Convertible security.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/GQG Emerging Markets Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Polymetal International PLC	02/18/22	1,294	—	—
Public Joint Stock Company Gazprom	08/27/21	13,221	—	—
Public Joint Stock Company Oil Company Rosneft	03/09/21	18,442	—	—
Public Joint Stock Company Polyus	03/10/20	6,921	—	—
Public Joint Stock Society Oil Company Lukoil	02/25/21	17,029	—	—
Publichnoe Aktsionernoe Obshchestvo Severstal	06/25/21	1,642	—	—
		58,549	—	—

JNL/GQG Emerging Markets Equity Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/ZAR	BBH	01/03/23	ZAR	(1,292)	(76)	(1)
USD/ZAR	BBH	01/04/23	ZAR	(2,221)	(131)	1
USD/ZAR	BBH	01/05/23	ZAR	(836)	(49)	—
					(256)	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/GQG Emerging Markets Equity Fund
Assets - Securities
Common Stocks	120,980	472,694	—	593,674
Preferred Stocks	42,224	—	—	42,224
Short Term Investments	41,036	—	—	41,036
	204,240	472,694	—	676,934
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	1	—	1
	—	1	—	1
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(1)	—	(1)
	—	(1)	—	(1)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Harris Oakmark Global Equity Fund
COMMON STOCKS 97.0%
United States of America 42.7%
Alphabet Inc. - Class A (a)	442	39,035
Amazon.com, Inc. (a)	303	25,427
American International Group, Inc.	279	17,655
Bank of America Corporation	449	14,861
Berkshire Hathaway Inc. - Class B (a)	56	17,422
BlackRock, Inc.	29	20,203
Booking Holdings Inc. (a)	7	14,959
Capital One Financial Corporation	121	11,257
Charter Communications, Inc. - Class A (a)	53	17,882
Fiserv, Inc. (a)	280	28,300
General Motors Company	418	14,060
HCA Healthcare, Inc.	90	21,586
Hilton Worldwide Holdings Inc.	75	9,464
Intercontinental Exchange, Inc.	127	13,008
Parker-Hannifin Corporation	30	8,701
Salesforce, Inc. (a)	156	20,697
Visa Inc. - Class A	41	8,497
Warner Bros. Discovery, Inc. - Series A (a)	504	4,778
		307,792
Germany 18.7%
Allianz SE	109	23,507
Bayer Aktiengesellschaft - Class N	400	20,750
Daimler Truck Holding AG (a)	594	18,537
Fresenius SE & Co. KGaA	684	19,299
Henkel AG & Co. KGaA	112	7,224
Mercedes-Benz Group AG - Class N	442	29,238
SAP SE	157	16,285
		134,840
France 10.2%
BNP Paribas	534	30,489
Danone	173	9,164
Kering	29	14,619
Worldline (a) (b)	485	19,062
		73,334
Switzerland 9.8%
Credit Suisse Group AG - Class N (c)	3,254	9,746
Glencore PLC	2,043	13,789
Julius Bar Gruppe AG - Class N	370	21,665
Lafarge	304	15,781
Novartis AG - Class N	105	9,501
		70,482
Netherlands 6.4%
CNH Industrial N.V.	1,358	21,856
Prosus N.V. - Class N	350	24,208
		46,064
United Kingdom 3.2%
Liberty Global PLC - Class A (a)	545	10,319
WPP 2012 Limited	1,302	12,929
		23,248
China 2.6%
Alibaba Group Holding Limited (a) (b)	1,672	18,288
South Korea 2.5%
NAVER Corporation	128	18,051
Denmark 0.9%
DSV A/S	43	6,717
Total Common Stocks (cost $691,954)		698,816
PREFERRED STOCKS 2.0%
South Korea 1.8%
Samsung Electronics Co Ltd, 1.00% (d)	318	12,716
Germany 0.2%
Henkel AG & Co. KGaA (e)	27	1,865
Total Preferred Stocks (cost $19,558)		14,581
SHORT TERM INVESTMENTS 1.1%
Investment Companies 1.1%
JNL Government Money Market Fund - Institutional Class, 3.89% (f) (g)	8,183	8,183
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (f) (g)	21	21
Total Short Term Investments (cost $8,204)		8,204
Total Investments 100.1% (cost $719,716)		721,601
Other Assets and Liabilities, Net (0.1)%		(720)
Total Net Assets 100.0%		720,881

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(e) Convertible security.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Harris Oakmark Global Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Alibaba Group Holding Limited	03/08/21	29,214	18,288	2.5
Worldline	11/01/21	26,515	19,062	2.7
		55,729	37,350	5.2

JNL/Harris Oakmark Global Equity Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/CHF	SSB	01/03/23	CHF	(52)	(56)	—
USD/CHF	SSB	01/04/23	CHF	(92)	(99)	—
USD/EUR	SSB	01/03/23	EUR	(27)	(29)	—
					(184)	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Harris Oakmark Global Equity Fund
Assets - Securities
Common Stocks
United States of America	307,792	—	—	307,792
Germany	—	134,840	—	134,840
France	—	73,334	—	73,334
Switzerland	—	70,482	—	70,482
Netherlands	—	46,064	—	46,064
United Kingdom	10,319	12,929	—	23,248
China	—	18,288	—	18,288
South Korea	—	18,051	—	18,051
Denmark	—	6,717	—	6,717
Preferred Stocks	14,581	—	—	14,581
Short Term Investments	8,204	—	—	8,204
	340,896	380,705	—	721,601
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Heitman U.S. Focused Real Estate Fund
COMMON STOCKS 99.4%
Real Estate 99.4%
Agree Realty Corporation	79	5,571
Alexandria Real Estate Equities, Inc.	67	9,770
American Tower Corporation	105	22,189
Boston Properties, Inc.	69	4,687
Brixmor Property Group Inc.	87	1,982
CENTERSPACE	35	2,030
CTO Realty Growth, Inc.	61	1,118
EPR Properties	102	3,853
Equinix, Inc.	20	13,015
Equity Residential	144	8,486
Gaming and Leisure Properties, Inc.	195	10,184
Host Hotels & Resorts, Inc.	401	6,432
Invitation Homes Inc.	230	6,828
Kite Realty Naperville, LLC	468	9,856
Life Storage Inc.	59	5,855
Medical Properties Trust, Inc.	473	5,268
Netstreit Corp.	310	5,675
Postal Realty Trust, Inc. - Class A (a)	161	2,333
ProLogis Inc.	198	22,321
Public Storage	36	10,145
Rexford Industrial Realty, Inc.	125	6,825
SBA Communications Corporation	59	16,567
Simon Property Group, Inc.	61	7,220
Sun Communities, Inc.	79	11,240
UDR, Inc.	194	7,502
Urban Edge Properties	214	3,020
Welltower OP LLC	189	12,417
Weyerhaeuser Company	84	2,590
Total Common Stocks (cost $250,626)		224,979
Total Investments 99.4% (cost $250,626)		224,979
Other Assets and Liabilities, Net 0.6%		1,329
Total Net Assets 100.0%		226,308

(a) All or a portion of the security was on loan as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Heitman U.S. Focused Real Estate Fund
Assets - Securities
Common Stocks	224,979	—	—	224,979
	224,979	—	—	224,979

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Invesco Diversified Dividend Fund
COMMON STOCKS 95.5%
Health Care 19.9%
AbbVie Inc.	48	7,727
Becton, Dickinson and Company	68	17,276
CVS Health Corporation	284	26,487
Elevance Health, Inc.	31	15,830
Eli Lilly and Company	31	11,471
Johnson & Johnson	210	37,072
Medtronic, Inc.	193	14,998
Merck & Co., Inc.	237	26,289
Stryker Corporation	44	10,767
Thermo Fisher Scientific Inc.	43	23,437
UnitedHealth Group Incorporated	35	18,454
		209,808
Financials 18.2%
American Express Company	87	12,834
Bank of America Corporation	701	23,214
CME Group Inc. - Class A	50	8,422
Comerica Incorporated	126	8,423
Fifth Third Bancorp	204	6,686
M&T Bank Corporation	83	12,028
Morgan Stanley	116	9,872
S&P Global Inc.	46	15,313
State Street Corporation	185	14,350
The Charles Schwab Corporation	272	22,644
The Hartford Financial Services Group, Inc.	255	19,347
The Travelers Companies, Inc.	99	18,544
Wells Fargo & Company	508	20,966
		192,643
Industrials 10.4%
ABB Ltd - Class N	258	7,866
Booz Allen Hamilton Holding Corporation - Class A	70	7,320
Caterpillar Inc.	30	7,268
Parker-Hannifin Corporation	52	15,056
Raytheon Technologies Corporation	300	30,271
Trane Technologies Public Limited Company	73	12,279
Union Pacific Corporation	62	12,895
United Parcel Service, Inc. - Class B	99	17,301
		110,256
Energy 10.4%
Chevron Corporation	232	41,642
ConocoPhillips	238	28,050
Exxon Mobil Corporation	269	29,647
Pioneer Natural Resources Company	46	10,586
		109,925
Information Technology 9.0%
Accenture Public Limited Company - Class A	22	6,002
Analog Devices, Inc.	56	9,164
Broadcom Inc.	11	6,050
Intuit Inc.	25	9,763
Lam Research Corporation	21	8,825
Microsoft Corporation	95	22,727
TE Connectivity Ltd. (a)	116	13,367
Visa Inc. - Class A	92	19,116
		95,014
Consumer Staples 7.9%
Kraft Foods Group, Inc.	570	23,220
L'Oreal	25	9,121
Nestle S.A. - Class N	106	12,244
The Coca-Cola Company	248	15,749
Walmart Inc.	166	23,521
		83,855
Consumer Discretionary 6.5%
Columbia Sportswear Company	59	5,145
Lowe`s Companies, Inc.	73	14,534
McDonald's Corporation	56	14,821
Starbucks Corporation	116	11,486
Target Corporation	104	15,504
The TJX Companies, Inc.	95	7,532
		69,022
Utilities 5.6%
American Electric Power Company, Inc.	138	13,080
Dominion Energy, Inc.	245	15,055
Entergy Corporation	140	15,713
Public Service Enterprise Group Incorporated	240	14,727
		58,575
Communication Services 3.9%
Comcast Corporation - Class A	502	17,548
Deutsche Telekom AG - Class N	537	10,728
Verizon Communications Inc.	317	12,491
		40,767
Real Estate 1.9%
Crown Castle Inc.	91	12,318
Weyerhaeuser Company	244	7,565
		19,883
Materials 1.8%
Avery Dennison Corporation	28	5,095
DuPont de Nemours, Inc.	203	13,941
		19,036
Total Common Stocks (cost $919,197)		1,008,784
SHORT TERM INVESTMENTS 4.3%
Investment Companies 4.3%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (c)	45,346	45,346
Total Short Term Investments (cost $45,346)		45,346
Total Investments 99.8% (cost $964,543)		1,054,130
Other Assets and Liabilities, Net 0.2%		2,560
Total Net Assets 100.0%		1,056,690

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Invesco Diversified Dividend Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	07/27/21	16,109	13,367	1.3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Invesco Diversified Dividend Fund
Assets - Securities
Common Stocks	968,825	39,959	—	1,008,784
Short Term Investments	45,346	—	—	45,346
	1,014,171	39,959	—	1,054,130

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Invesco Global Growth Fund
COMMON STOCKS 98.9%
United States of America 52.2%
Adobe Inc. (a)	132	44,558
Agilent Technologies, Inc.	198	29,647
Alphabet Inc. - Class A (a)	1,614	142,415
Amazon.com, Inc. (a)	134	11,221
Analog Devices, Inc.	460	75,511
Avantor, Inc. (a)	377	7,943
Boston Scientific Corporation (a)	101	4,678
Charles River Laboratories International, Inc. (a)	28	6,028
Charter Communications, Inc. - Class A (a)	17	5,863
Danaher Corporation	32	8,534
Datadog, Inc. - Class A (a)	39	2,877
Dun & Bradstreet Holdings, Inc.	183	2,239
Ecolab Inc.	31	4,500
Equifax Inc.	146	28,337
Fidelity National Information Services, Inc.	77	5,212
IDEXX Laboratories, Inc. (a)	12	4,739
Illumina, Inc. (a)	54	10,967
Intuit Inc.	176	68,430
Intuitive Surgical, Inc. (a)	48	12,699
IQVIA Holdings Inc (a)	73	15,011
Lam Research Corporation	4	1,569
Marriott International, Inc. - Class A	57	8,495
Marvell Technology, Inc.	440	16,298
Meta Platforms, Inc. - Class A (a)	373	44,917
Microsoft Corporation	89	21,356
NVIDIA Corporation	46	6,787
Phathom Pharmaceuticals, Inc. (a) (b)	205	2,295
Qualtrics International Inc. - Class A (a)	355	3,683
S&P Global Inc.	212	70,983
Splunk Inc. (a)	69	5,898
The Walt Disney Company (a)	24	2,045
United Parcel Service, Inc. - Class B	195	33,944
Visa Inc. - Class A	145	30,030
		739,709
France 9.3%
Dassault Systemes	162	5,839
EssilorLuxottica	47	8,638
Kering	65	33,151
LVMH Moet Hennessy Louis Vuitton	113	82,125
Pernod Ricard	11	2,256
		132,009
Japan 6.4%
Keyence Corporation	110	42,921
Murata Manufacturing Co., Ltd.	506	25,155
Nidec Corporation	25	1,287
OMRON Corporation	65	3,134
TDK Corporation	551	18,050
		90,547
China 6.4%
JD.com, Inc. - Class A - ADR	1,218	68,348
Meituan - Class B (a) (c)	578	12,778
Tencent Holdings Limited	212	9,025
		90,151
Netherlands 6.0%
Airbus SE	583	69,527
ASML Holding N.V.	30	16,072
		85,599
India 5.5%
DLF Limited	10,824	49,168
ICICI Bank Limited - ADR	1,300	28,464
		77,632
Sweden 4.2%
Assa Abloy AB - Class B	1,165	25,068
Atlas Copco Aktiebolag - Class A	2,912	34,523
		59,591
Denmark 4.0%
Novo Nordisk A/S - Class B	418	56,513
Germany 2.1%
Allianz SE	20	4,414
SAP SE	238	24,651
		29,065
Switzerland 0.8%
Lonza Group AG	24	11,637
Spain 0.7%
Amadeus IT Group, S.A. (a) (c)	203	10,574
Italy 0.7%
Brunello Cucinelli S.p.A.	141	10,469
Brazil 0.2%
StoneCo Ltd. - Class A (a)	343	3,239
Israel 0.2%
Nice Ltd - ADR (a)	15	2,961
Canada 0.2%
Canadian Pacific Railway Limited	28	2,117
Total Common Stocks (cost $1,004,044)		1,401,813
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.7%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	10,713	10,713
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (e)	1,154	1,154
Total Short Term Investments (cost $11,867)		11,867
Total Investments 99.7% (cost $1,015,911)		1,413,680
Other Derivative Instruments (0.0)%		(58)
Other Assets and Liabilities, Net 0.3%		4,362
Total Net Assets 100.0%		1,417,984

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Invesco Global Growth Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Amadeus IT Group, S.A.	09/19/22	10,071	10,574	0.7
Meituan - Class B	04/14/21	16,008	12,778	0.9
		26,079	23,352	1.6

JNL/Invesco Global Growth Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
HKD/USD	CIB	01/03/23	HKD	5,977	766	(1)
USD/EUR	MSC	01/03/23	EUR	(1,116)	(1,196)	(4)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Invesco Global Growth Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/JPY	UBS	01/04/23	JPY	(370,991)	(2,827)	(53)
					(3,257)	(58)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Invesco Global Growth Fund
Assets - Securities
Common Stocks
United States of America	739,709	—	—	739,709
France	—	132,009	—	132,009
Japan	—	90,547	—	90,547
China	68,348	21,803	—	90,151
Netherlands	—	85,599	—	85,599
India	28,464	49,168	—	77,632
Sweden	—	59,591	—	59,591
Denmark	—	56,513	—	56,513
Germany	—	29,065	—	29,065
Switzerland	—	11,637	—	11,637
Spain	—	10,574	—	10,574
Italy	—	10,469	—	10,469
Brazil	3,239	—	—	3,239
Israel	2,961	—	—	2,961
Canada	2,117	—	—	2,117
Short Term Investments	11,867	—	—	11,867
	856,705	556,975	—	1,413,680
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(58)	—	(58)
	—	(58)	—	(58)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Invesco Small Cap Growth Fund
COMMON STOCKS 96.2%
Health Care 22.5%
Abcam PLC - ADR (a)	951	14,797
Acadia Healthcare Company, Inc. (a)	217	17,854
Apellis Pharmaceuticals, Inc. (a)	131	6,766
Arvinas Operations, Inc. (a)	159	5,429
AtriCure, Inc. (a)	366	16,238
Axonics, Inc. (a)	164	10,237
Chemed Corporation	33	17,041
Cytokinetics, Incorporated (a)	159	7,297
Doximity, Inc. - Class A (a) (b)	332	11,134
Evolent Health, Inc. - Class A (a)	423	11,883
Globus Medical, Inc. - Class A (a)	203	15,042
Guardant Health, Inc. (a)	143	3,884
Halozyme Therapeutics, Inc. (a)	708	40,259
Harmony Biosciences Holdings Inc. (a)	245	13,505
Inari Medical, Inc. (a)	265	16,872
Insulet Corporation (a)	77	22,525
Intellia Therapeutics, Inc. (a)	107	3,744
Intra-Cellular Therapies, Inc. (a)	181	9,571
Irhythm Technologies, Inc. (a)	133	12,440
Karuna Therapeutics, Inc. (a)	35	6,844
Lantheus Holdings, Inc. (a)	167	8,499
Mesa Laboratories, Inc.	61	10,089
Mirati Therapeutics, Inc. (a)	87	3,929
Natera, Inc. (a)	363	14,574
Pacira Pharmaceuticals, Inc. (a)	271	10,471
Prestige Consumer Healthcare Inc. (a)	211	13,189
R1 RCM Inc. (a)	1,031	11,291
Repligen Corporation (a)	116	19,714
		355,118
Information Technology 21.6%
Allegro Microsystems Inc. (a)	726	21,799
Altair Engineering Inc. - Class A (a)	316	14,357
Calix, Inc. (a)	288	19,698
CCC Intelligent Solutions Holdings Inc. (a)	1,124	9,781
Clearwater Analytics Holdings, Inc. - Class A (a)	120	2,250
Diodes Incorporated (a)	140	10,650
ExlService Holdings, Inc. (a)	102	17,339
Flex Ltd. (a)	764	16,388
Flywire Corporation (a)	503	12,319
Gitlab Inc. - Class A (a) (b)	180	8,194
Guidewire Software, Inc. (a)	205	12,838
HashiCorp, Inc. - Class A (a) (b)	144	3,926
Impinj, Inc. (a)	229	25,015
Knowbe4, Inc. - Class A (a)	464	11,495
Lattice Semiconductor Corporation (a)	249	16,148
Littelfuse, Inc.	77	16,953
Manhattan Associates, Inc. (a)	135	16,409
MKS Instruments, Inc.	97	8,245
PAYCOR HCM, Inc. (a)	429	10,501
Perficient, Inc. (a)	132	9,206
Power Integrations, Inc.	164	11,749
Procore Technologies, Inc. (a)	265	12,512
Sprout Social, Inc. - Class A (a)	248	13,975
The Descartes Systems Group Inc. (a)	232	16,182
Vm Consolidated, Inc. - Class A (a)	729	10,085
Workiva Inc. - Class A (a)	159	13,321
		341,335
Industrials 17.5%
AECOM	360	30,594
ASGN Incorporated (a)	143	11,655
BWXT Government Group, Inc.	235	13,673
Caci International Inc. - Class A (a)	45	13,498
Chart Industries, Inc. (a)	98	11,304
Clarivate PLC (a)	551	4,596
Clean Harbors, Inc. (a)	204	23,262
Construction Partners, Inc. - Class A (a)	618	16,500
Evoqua Water Technologies Corp. (a)	718	28,442
GXO Logistics Inc. (a)	261	11,161
KBR, Inc.	308	16,247
Mercury Systems, Inc. (a)	239	10,677
Nordson Corporation	81	19,337
Saia, Inc. (a)	65	13,625
Valmont Industries, Inc.	100	32,991
WESCO International, Inc. (a)	158	19,828
		277,390
Consumer Discretionary 12.7%
Fox Factory Holding Corp. (a)	170	15,469
Gentherm Incorporated (a)	192	12,536
Harley-Davidson, Inc.	438	18,215
Kontoor Brands, Inc.	379	15,158
Marriott Vacations Worldwide Corporation	145	19,511
National Vision Holdings, Inc. (a)	450	17,450
Overstock.com, Inc. (a)	364	7,045
Planet Fitness, Inc. - Class A (a)	258	20,360
Pool Corporation	50	14,972
Stride, Inc. (a)	294	9,211
Texas Roadhouse, Inc. - Class A	228	20,714
Wingstop Inc.	131	18,094
Wyndham Hotels & Resorts, Inc.	164	11,726
		200,461
Financials 5.7%
Blucora, Inc. (a)	109	2,772
BRP Group, Inc. - Class A (a)	594	14,945
LPL Financial Holdings Inc.	48	10,381
Morningstar, Inc.	88	19,139
Selective Insurance Group, Inc.	146	12,901
The Hanover Insurance Group, Inc.	108	14,525
TMX Group Limited	149	14,896
		89,559
Energy 5.0%
ChampionX Corporation	517	14,981
Chord Energy Corporation	103	14,085
Matador Resources Company	344	19,669
Permian Resources Corporation - Class A	1,248	11,728
Range Resources Corporation	390	9,748
SM Energy Company	272	9,466
		79,677
Consumer Staples 4.4%
Freshpet, Inc. (a)	197	10,419
Grocery Outlet Holding Corp. (a)	326	9,513
Performance Food Group Company (a)	389	22,731
Post Holdings, Inc. (a)	155	13,959
The Simply Good Foods Company (a)	340	12,926
		69,548
Communication Services 2.3%
Iridium Communications Inc.	481	24,706
Shutterstock, Inc.	210	11,087
		35,793
Utilities 1.7%
American States Water Company	141	13,038
New Jersey Resources Corporation	278	13,817
		26,855
Real Estate 1.7%
EastGroup Properties, Inc.	109	16,192
Terreno Realty Corporation	186	10,574
		26,766
Materials 1.1%
Cleveland-Cliffs Inc. (a)	112	1,809
Element Solutions Inc.	724	13,178
MP Materials Corp. - Class A (a)	113	2,745
		17,732
Total Common Stocks (cost $1,493,981)		1,520,234
SHORT TERM INVESTMENTS 3.8%
Investment Companies 3.8%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	59,866	59,866
Total Short Term Investments (cost $59,866)		59,866
Total Investments 100.0% (cost $1,553,847)		1,580,100
Other Assets and Liabilities, Net (0.0)%		(430)
Total Net Assets 100.0%		1,579,670

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Invesco Small Cap Growth Fund
Assets - Securities
Common Stocks	1,520,234	—	—	1,520,234
Short Term Investments	59,866	—	—	59,866
	1,580,100	—	—	1,580,100

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/JPMorgan Global Allocation Fund
COMMON STOCKS 57.4%
United States of America 32.9%
AbbVie Inc.	61	9,897
Advanced Micro Devices, Inc. (a)	48	3,094
AGCO Corporation	1	185
Albertsons Companies, Inc. - Class A	7	137
Alcoa Corporation	9	412
Alnylam Pharmaceuticals, Inc. (a)	3	789
Alphabet Inc. - Class C (a)	40	3,555
Amazon.com, Inc. (a)	177	14,895
Ameren Corporation	6	507
American Electric Power Company, Inc.	2	204
American Express Company	25	3,601
American Homes 4 Rent - Class A	10	307
American International Group, Inc.	2	150
AmerisourceBergen Corporation	4	621
AMETEK, Inc.	7	961
Amgen Inc.	2	573
Analog Devices, Inc.	30	4,778
Apple Hospitality REIT, Inc.	10	165
Apple Inc.	54	7,049
Aramark	15	617
Arista Networks, Inc. (a)	3	316
AutoZone, Inc. (a)	—	530
Axalta Coating Systems Ltd. (a)	13	321
Baker Hughes Company - Class A	83	2,458
Bank of America Corporation	266	8,793
Bath & Body Works, Inc.	6	247
Baxter International Inc.	6	313
Bellring Intermediate Holdings, Inc. (a)	7	190
Berkshire Hathaway Inc. - Class B (a)	7	2,083
Best Buy Co., Inc.	2	180
Biogen Inc. (a)	1	158
BioMarin Pharmaceutical Inc. (a)	3	286
BJ's Wholesale Club Holdings, Inc. (a)	4	248
BlackRock, Inc.	—	171
Blackstone Inc. - Class A	10	747
Booking Holdings Inc. (a)	3	4,583
Boston Scientific Corporation (a)	124	5,748
Bristol-Myers Squibb Company	117	8,385
Brixmor Property Group Inc.	15	334
Bumble Inc. - Class A (a)	18	387
Bunge Limited	3	268
Burlington Stores, Inc. (a)	4	844
Capital One Financial Corporation	8	766
Cardinal Health, Inc.	3	193
Carlisle Companies Incorporated	1	253
Carrier Global Corporation	8	332
CBRE Group, Inc. - Class A (a)	4	325
Centene Corporation (a)	14	1,113
CenterPoint Energy, Inc.	13	402
Charter Communications, Inc. - Class A (a)	11	3,490
Cheniere Energy, Inc.	5	704
Chevron Corporation	40	7,209
Chubb Limited	2	401
Cigna Corporation	1	327
Cisco Systems, Inc.	4	210
Citigroup Inc.	17	774
Citizens Financial Group, Inc.	13	517
CME Group Inc. - Class A	31	5,275
CNA Financial Corporation	3	144
Columbia Sportswear Company	2	206
Comcast Corporation - Class A	14	482
CommScope Holding Company, Inc. (a)	9	66
Confluent, Inc. - Class A (a)	19	412
ConocoPhillips	34	4,059
Constellation Brands, Inc. - Class A	3	778
Copart, Inc. (a)	16	957
Coterra Energy Inc.	11	272
CrowdStrike Holdings, Inc. - Class A (a)	3	290
CSX Corporation	7	204
CVS Health Corporation	8	775
D.R. Horton, Inc.	2	184
Deere & Company	16	6,836
Delta Air Lines, Inc. (a)	11	363
DexCom, Inc. (a)	7	793
Diamondback Energy, Inc.	4	478
Dick's Sporting Goods, Inc.	2	297
Dollar General Corporation	1	176
Domino's Pizza, Inc.	—	63
Dover Corporation	3	450
EastGroup Properties, Inc.	1	112
Eastman Chemical Company	16	1,304
Eaton Corporation Public Limited Company	16	2,440
Edison International	4	223
El Paso Electric Company (a) (b)	1	15
Elanco Animal Health Incorporated (a)	11	130
Eli Lilly and Company	3	961
Energizer Holdings, Inc.	6	196
Entegris, Inc.	6	404
Entergy Corporation	2	211
EOG Resources, Inc.	14	1,850
EPAM Systems, Inc. (a)	1	401
EQT Corporation	4	150
Equifax Inc.	2	441
Equity Lifestyle Properties, Inc.	9	548
Exact Sciences Corporation (a)	10	506
Exelixis, Inc. (a)	20	317
Exxon Mobil Corporation	7	747
Federal Realty Investment Trust	3	265
FedEx Corporation	4	647
Fifth Third Bancorp	14	446
First Republic Bank	4	429
Fiserv, Inc. (a)	2	154
FleetCor Technologies, Inc. (a)	2	367
Fortune Brands Innovations, Inc.	5	278
Freeport-McMoRan Inc.	28	1,055
General Dynamics Corporation	2	371
Global Payments Inc.	5	512
GXO Logistics Inc. (a)	1	32
HCA Healthcare, Inc.	2	429
Hess Corporation	6	785
Hilton Worldwide Holdings Inc.	6	808
Honeywell International Inc.	4	839
Horizon Therapeutics Public Limited Company (a)	11	1,287
Hubbell Incorporated	3	601
HubSpot, Inc. (a)	1	329
IAC Inc. (a)	6	260
Ingersoll Rand Inc.	14	752
Insulet Corporation (a)	2	607
Intercontinental Exchange, Inc.	2	196
International Business Machines Corporation	2	284
Intuit Inc.	12	4,619
Intuitive Surgical, Inc. (a)	12	3,276
Invesco Ltd.	4	69
ITT Inc.	2	176
Jazz Pharmaceuticals Public Limited Company (a)	3	549
JBG Smith Properties	7	135
Johnson & Johnson	4	655
KB Home	3	89
Keurig Dr Pepper Inc.	9	329
Keysight Technologies, Inc. (a)	3	513
Kimco Realty Corporation	20	434
Kinder Morgan, Inc.	24	428
Knight-Swift Transportation Holdings Inc. - Class A	1	66
Kontoor Brands, Inc.	4	168
Kraft Foods Group, Inc.	11	466
Laboratory Corporation of America Holdings	1	344
Lam Research Corporation	1	528
Lamar Advertising Company - Class A	3	237
Lamb Weston Holdings, Inc.	2	165
Legacy Vulcan Corp.	1	155
Leidos Holdings, Inc.	2	206
Liberty Broadband Corporation - Series C (a)	4	289
Liberty Media Corporation - Series C (a)	8	308
Loews Corporation	14	787
Lowe`s Companies, Inc.	3	684
M&T Bank Corporation	5	750

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Marriott International, Inc. - Class A	33	4,852
Marsh & Mclennan Companies, Inc.	1	89
Martin Marietta Materials, Inc.	2	503
Marvell Technology, Inc.	10	386
MasterCard Incorporated - Class A	29	10,081
McDonald's Corporation	8	2,018
McKesson Corporation	2	912
Media Group Holdings LLC (b) (c) (d)	3,345	—
Merck & Co., Inc.	3	377
Meta Platforms, Inc. - Class A (a)	41	4,934
Mettler-Toledo International Inc. (a)	—	624
MGIC Investment Corporation	12	156
Microsoft Corporation	92	22,109
Mid-America Apartment Communities, Inc.	2	331
Mohawk Industries, Inc. (a)	3	282
Mondelez International, Inc. - Class A	3	177
MongoDB, Inc. - Class A (a)	2	421
Morgan Stanley	12	1,048
Murphy USA Inc.	1	216
Natera, Inc. (a)	7	265
National Vision Holdings, Inc. (a)	8	307
Newell Brands Inc.	18	240
Nexstar Media Group, Inc. - Class A	1	140
NextEra Energy, Inc.	67	5,620
NIKE, Inc. - Class B	45	5,338
Norfolk Southern Corporation	1	197
Northern Trust Corporation	3	289
Northrop Grumman Corporation	1	298
NVIDIA Corporation	9	1,379
Old Dominion Freight Line, Inc.	1	368
Oracle Corporation	1	103
Packaging Corporation of America	3	396
Palo Alto Networks, Inc. (a)	7	909
Parker-Hannifin Corporation	1	371
Performance Food Group Company (a)	5	301
Pfizer Inc.	6	319
PG&E Corporation (a)	19	307
Philip Morris International Inc.	7	720
Phillips 66	4	454
Pioneer Natural Resources Company	1	166
Post Holdings, Inc. (a)	4	335
PPG Industries, Inc.	3	331
ProLogis Inc.	46	5,126
Public Service Enterprise Group Incorporated	9	549
Public Storage	1	182
Qiagen N.V. (a)	—	24
Qorvo, Inc. (a)	2	150
Qualcomm Incorporated	8	827
Quanta Services, Inc.	11	1,568
Ralph Lauren Corporation - Class A	3	266
Raymond James Financial, Inc.	2	188
Rayonier Inc.	10	325
Raytheon Technologies Corporation	13	1,308
Regeneron Pharmaceuticals, Inc. (a)	9	6,866
Rockwell Automation, Inc.	1	249
Ross Stores, Inc.	41	4,797
Royal Caribbean Cruises Ltd.	12	570
Royalty Pharma PLC - Class A	16	646
S&P Global Inc.	13	4,172
SBA Communications Corporation	1	206
Sealed Air Corporation	3	159
ServiceNow, Inc. (a)	2	705
SolarEdge Technologies Ltd. (a)	3	814
Stanley Black & Decker, Inc.	3	213
Sun Communities, Inc.	10	1,438
SVB Financial Group (a)	1	246
Synopsys, Inc. (a)	3	828
Sysco Corporation	2	190
T. Rowe Price Group, Inc.	2	244
Tapestry, Inc.	11	436
Target Corporation	13	1,964
TD SYNNEX Corporation	2	234
Tesla Inc. (a)	18	2,242
Texas Instruments Incorporated	3	476
Texas Roadhouse, Inc. - Class A	3	226
The Charles Schwab Corporation	20	1,647
The Chemours Company	12	365
The Coca-Cola Company	2	132
The Cooper Companies, Inc.	2	723
The Estee Lauder Companies Inc. - Class A	3	663
The Gap, Inc.	8	93
The Hartford Financial Services Group, Inc.	7	518
The Home Depot, Inc.	1	174
The Middleby Corporation (a)	1	199
The PNC Financial Services Group, Inc.	4	559
The Procter & Gamble Company	3	490
The Progressive Corporation	45	5,769
The Timken Company	3	180
The Toro Company	5	544
The Trade Desk, Inc. - Class A (a)	7	301
The Travelers Companies, Inc.	3	586
The Williams Companies, Inc.	12	406
Thermo Fisher Scientific Inc.	2	953
T-Mobile USA, Inc. (a)	20	2,704
Tractor Supply Company	3	670
Trane Technologies Public Limited Company	16	2,639
Truist Financial Corporation	60	2,578
U.S. Bancorp	23	1,016
Uber Technologies, Inc. (a)	146	3,620
Union Pacific Corporation	20	4,106
United Parcel Service, Inc. - Class B	25	4,262
UnitedHealth Group Incorporated	16	8,230
US Foods Holding Corp. (a)	11	369
Ventas, Inc.	9	425
Verizon Communications Inc.	13	530
Vertex Pharmaceuticals Incorporated (a)	2	514
Walmart Inc.	2	306
Wells Fargo & Company	124	5,093
Welltower OP LLC	2	136
WESCO International, Inc. (a)	3	381
WestRock Company	6	216
Weyerhaeuser Company	16	485
Wolfspeed, Inc. (a) (e)	4	282
Xcel Energy Inc.	6	441
Yum! Brands, Inc.	22	2,735
Zebra Technologies Corporation - Class A (a)	2	442
Zimmer Biomet Holdings, Inc.	3	408
Zoom Video Communications, Inc. - Class A (a)	8	531
Zscaler, Inc. (a)	2	244
		334,545
China 3.3%
Acrobiosystems Co., Ltd - Class A	2	27
Advanced Micro-Fabrication Equipment Inc. - Class A (a)	7	93
Aier Eye Hospital Group Co., Ltd - Class A	41	185
Alibaba Group Holding Limited (a) (d)	147	1,613
Amoy Diagnostics Co., Ltd. - Class A	3	12
Angel Yeast Co., Ltd. - Class A	60	390
Asymchem Laboratories (Tianjin) Co., Ltd. - Class A	1	26
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H (d) (e)	7	102
Bank of Ningbo Co., Ltd. - Class A	43	200
Baoshan Iron & Steel Co., Ltd. - Class A	448	360
Beijing Huafeng Test & Control Technology Co., Ltd. - Class A	4	151
Beijing Kingsoft Office Software Co., Ltd - Class A	6	219
Beijing Oriental Yuhong Waterproof Technology Co., Ltd. - Class A	31	150
Bicycle Club Joint Venture, L.P. - Class A	41	141
BOE Technology Group Co., Ltd. - Class A	202	98
Chacha Food Company, Limited - Class A	4	31
Changzhou Xingyu Automotive Lighting Systems Co., Ltd. - Class A	6	113
China Construction Bank Corporation - Class H	2,129	1,329
China Longyuan Power Group Corporation Limited - Class H	258	313
China Merchants Bank Co., Ltd. - Class A	73	387
China Merchants Bank Co., Ltd. - Class H	174	965
China Resources Land Limited	90	409

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
China Vanke Co., Ltd. - Class A	41	108
China Yangtze Power Co., Ltd. - Class A	152	458
Chongqing Brewery Co., Ltd. - Class A	27	490
Chongqing Fuling Zhacai Group Co., Ltd. - Class A	70	258
Contemporary Amperex Technology Co., Limited - Class A	4	248
Dongguan Yiheda Automation Co., Ltd. - Class A	1	9
Flat Glass Group Co., Ltd. - Class H (e)	44	106
Foshan Haitian Flavoring & Food Co., Ltd. - Class A	71	804
Fujian Anjing Food Co., Ltd. - Class A	6	139
Fuyao Glass Industry Group Co., Ltd. - Class A	6	31
Fuyao Glass Industry Group Co., Ltd. - Class H (d)	23	95
Glodon Company Limited - Class A	18	154
Guangdong Haid Group Co., Ltd. - Class A	12	108
Guangzhou Kingmed Diagnostics Group Co,.Ltd. - Class A	7	74
H World Group Limited	108	464
Haier Smart Home Co., Ltd - Class H	292	989
Hangzhou Tigermed Consulting Co., Ltd - Class A	8	126
Han's Laser Technology Industry Group Co., Ltd. - Class A	104	383
Hedy Holding Co., Ltd. - Class A	153	147
Hefei Meyer Optoelectronic Technology Inc. - Class A	29	100
Hongfa Technology Co., Ltd. - Class A	21	102
Hundsun Technologies Inc. - Class A	30	173
Inner Mongolia Yili Industrial Group Co., Ltd. - Class A	144	638
Jade Bird Fire Co., Ltd. - Class A	121	488
JD.com, Inc. - Class A	40	1,120
Jiangsu Hengli Hydraulic Technology Co., Ltd. - Class A	59	533
Kanzhun Limited - ADR (a)	11	225
Kingdee International Software Group Company Limited (a)	178	377
Kweichow Moutai Co., Ltd. - Class A	1	322
LBX Pharmacy Chain Joint Stock Company - Class A	15	88
LONGi Green Energy Technology Co., Ltd. - Class A	76	461
Maxscend Microelectronics Company Limited - Class A	8	124
Meituan - Class B (a) (d)	70	1,546
Midea Group Co., Ltd. - Class A	28	207
Montage Technology Co., Ltd. - Class A	14	130
NARI Technology Co., Ltd. - Class A	43	149
NetEase, Inc.	47	678
NIO, Inc. (a) (e)	13	131
Oppein Home Group Inc. - Class A	7	117
Pharmaron Beijing Co., Ltd. - Class H (d)	21	144
Ping An Bank Co., Ltd. - Class A	86	161
Ping An Insurance (Group) Co of China Ltd - Class A	39	262
Ping An Insurance (Group) Co of China Ltd - Class H	125	817
Poly Developments and Holdings Group Co., Ltd. - Class A	47	102
Proya Cosmetics Co., Ltd. - Class A	4	86
Qingdao Haier Biomedical Co Ltd - Class A	9	81
Shandong Sinocera Functional Material Co., Ltd. - Class A	20	77
Shanghai Baosight Software Co., Ltd - Class A	20	130
Shanghai Liangxin Electrical Co., Ltd. - Class A	229	483
Shanghai M&G Stationery Inc - Class A	9	73
Shanghai Pu Tai Lai New Energy Technology Co., Ltd. - Class A	11	83
Shenzhen Inovance technology Co., Ltd. - Class A	23	229
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	14	639
Shenzhou International Group Holdings Limited	51	573
Sichuan Swellfun Co., Ltd. - Class A	11	130
Silergy Corp.	23	326
SKSHU Paint Co., Ltd. - Class A (a)	35	569
Starpower Semiconductor Ltd. - Class A	3	149
Suzhou Maxwell Technologies Co., Ltd. - Class A	3	187
Tencent Holdings Limited	113	4,814
Tongwei Co., Ltd. - Class A	22	122
Wanhua Chemical Group Co., Ltd. - Class A	52	693
Wuliangye Yibin Co., Ltd. - Class A	21	538
WuXi AppTec Co., Ltd. - Class H (d)	37	384
Wuxi Biologics Cayman Inc (a) (d)	64	486
Xpeng Inc. (a) (e)	27	129
Yangzhou Yangjie Electronic Technology Co., Ltd. - Class A	13	100
Yunnan Energy New Material Co., Ltd. - Class A	5	94
Zhejiang Dingli Machinery Co., Ltd. - Class A	15	104
Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. - Class A	12	108
Zhejiang SUPCON Technology Co., Ltd. - Class A	5	71
Zhuzhou CRRC Times Electric Co., Ltd. - Class A	12	93
Zhuzhou CRRC Times Electric Co., Ltd. - Class H	7	33
Zijin Mining Group Co., Ltd. - Class H	316	426
Zwsoft Co., Ltd.(Guangzhou) - Class A	2	63
		33,773
United Kingdom 3.0%
3i Group plc	2	37
abrdn plc (e)	5	10
Admiral Group PLC	1	17
Anglo American PLC	30	1,165
Ashtead Group Public Limited Company	1	54
Associated British Foods PLC	1	16
AstraZeneca PLC	50	6,820
Auto Trader Group PLC	2	13
AVEVA Group plc	—	10
Aviva PLC	7	36
B&M European Value Retail S.A.	2	10
BAE Systems PLC	7	70
Barclays PLC	33	63
Barratt Developments P L C	2	10
BP P.L.C.	793	4,556
British American Tobacco P.L.C.	5	186
BT Group PLC	15	20
Bunzl Public Limited Company	1	26
Burberry Group PLC	1	21
Centrica PLC	14	16
Coca-Cola Europacific Partners PLC	—	23
Compass Group PLC	4	87
Convatec Group PLC (d)	3	9
Croda International Public Limited Company	—	24
DCC Public Limited Company	—	12
Dechra Pharmaceuticals PLC	—	7
Diageo PLC	182	8,072
Direct Line Insurance Group PLC	3	8
DS Smith PLC	3	11
easyJet PLC (a)	1	5
Entain PLC	1	22
Evraz PLC (b)	1	—
Experian PLC	2	69
Ferguson PLC	7	929
Fiat Chrysler Automobiles N.V.	102	1,454
GSK PLC	8	146
Haleon PLC (a)	11	42
Halma Public Limited Company	1	21
Harbour Energy PLC	1	4
Hargreaves Lansdown PLC	1	9
Hikma Pharmaceuticals Public Limited Company	—	8
Hiscox Ltd.	1	10
Howden Joinery Group PLC	1	8
HSBC Holdings PLC	42	261
Imperial Brands PLC	2	50
Informa Jersey Limited	3	24
InterContinental Hotels Group PLC	—	23
Intermediate Capital Group PLC	1	10
Intertek Group Plc	—	19
ITV PLC	9	8
J Sainsbury PLC	4	10
JD Sports Fashion PLC	6	9
Johnson Matthey PLC	—	11
Kingfisher PLC	5	14
Land Securities Group PLC	2	13
Legal & General Group PLC	13	38
Linde Public Limited Company	4	1,210

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Lloyds Banking Group PLC	146	81
London Stock Exchange Group PLC	1	62
M&G PLC	5	12
Melrose Holdings Limited	8	14
Mondi plc	1	17
National Grid PLC	8	98
NatWest Group PLC	11	34
Next PLC	—	21
Ocado Group PLC (a)	2	13
Pearson PLC	2	18
Pepco Group N.V. (a) (d)	—	2
Persimmon Public Limited Company	1	10
Phoenix Group Holdings PLC	2	15
Reckitt Benckiser Group PLC	2	107
Relx PLC	40	1,100
Relx PLC	4	115
Rentokil Initial PLC	5	32
Rightmove PLC	2	11
Rio Tinto PLC	36	2,552
Rolls-Royce PLC (a)	18	20
Schroders PLC	2	11
SEGRO Public Limited Company	3	26
Severn Trent PLC	1	17
Smith & Nephew PLC	2	25
Smiths Group PLC	1	15
Spirax-Sarco Engineering PLC	—	22
SSE PLC	2	46
St. James's Place PLC	1	17
Standard Chartered PLC	5	39
Tate & Lyle Public Limited Company	1	8
Taylor Wimpey PLC	8	9
Tesco PLC	15	42
The Berkeley Group Holdings PLC	—	11
The British Land Company Public Limited Company	2	11
The Sage Group PLC.	2	21
Unilever PLC	6	279
United Utilities PLC	1	17
Vodafone Group Public Limited Company	56	57
Weir Group PLC(The)	1	12
Whitbread PLC	—	14
Wise PLC - Class A (a)	1	7
WPP 2012 Limited	3	29
		30,905
France 2.7%
Adevinta ASA - Class B (a) (d)	1	4
Aeroports de Paris (a)	—	8
Alstom (e)	1	16
Amundi (d)	—	7
AXA	4	116
Biomerieux SA	—	11
BNP Paribas	2	136
Bollore SE	2	11
Bouygues	—	13
Bureau Veritas	1	16
Capgemini	4	743
Carrefour	1	21
Compagnie De Saint-Gobain	1	53
Compagnie Generale des Etablissements Michelin	115	3,197
Credit Agricole SA	3	30
Danone	1	70
Dassault Aviation	—	9
Dassault Systemes	1	52
EDENRED	1	28
Eiffage	—	16
Electricite de France	1	17
Engie	4	56
EssilorLuxottica	1	116
Gecina	—	12
Getlink S.E.	1	13
Hermes International	—	113
IPSEN	—	9
Kering	—	78
L'air Liquide Societe Anonyme Pour L'etude Et L'exploitation Des Procedes Georges Claude	1	156
Legrand	1	45
L'Oreal	3	1,106
LVMH Moet Hennessy Louis Vuitton	14	9,915
Orange	4	39
Pernod Ricard	—	84
Publicis Groupe SA	—	31
Safran	10	1,208
Sanofi	2	232
Sartorius Stedim Biotech	—	16
Schneider Electric SE	7	974
Societe d'exploitation Hoteliere	—	17
Societe Generale	2	42
Teleperformance SE	—	29
Thales	—	28
TotalEnergies SE	27	1,722
Veolia Environnement-VE	1	36
VINCI	65	6,499
Vivendi SE	2	16
Worldline (a) (d)	1	21
		27,187
Japan 2.3%
ABC-Mart, Inc.	—	6
ACOM Co., Ltd.	1	2
Advance Residence Investment Corp.	—	5
Advantest Corporation	—	26
Aeon Co., Ltd.	2	38
AGC Inc. (e)	1	17
Aisin Corporation	—	11
Ajinomoto Co., Inc.	1	37
ANA Holdings Inc. (a)	—	8
Asahi Group Holdings, Ltd. (e)	1	34
Asahi Intecc Co., Ltd. (e)	1	8
Asahi Kasei Corporation	3	21
ASICS Corporation (e)	—	9
Astellas Pharma Inc.	4	58
Bandai Namco Holdings Inc.	1	31
Bridgestone Corporation (e)	1	46
Brother Industries, Ltd.	1	8
Canon Inc. (e)	2	47
Capcom Co., Ltd.	—	10
Central Japan Railway Company	—	49
Chubu Electric Power Co., Inc.	2	16
Chugai Pharmaceutical Co., Ltd.	1	36
Concordia Financial Group, Ltd.	3	10
COSMOS Pharmaceutical Corporation	—	10
CyberAgent, Inc.	1	6
Dai Nippon Printing Co., Ltd.	1	10
Daifuku Co., Ltd.	—	14
Dai-ichi Life Holdings, Inc.	3	57
Daiichi Sankyo Company, Ltd	4	132
Daikin Industries, Ltd.	1	91
Daito Trust Construction Co., Ltd.	—	10
Daiwa House Industry Co., Ltd	2	34
Daiwa House REIT Investment Corporation	—	9
Daiwa Securities Group Inc.	3	13
DENSO Corporation	1	54
DISCO Corporation	—	29
East Japan Railway Company	1	46
Eisai Co., Ltd.	1	40
ENEOS Holdings, Inc.	7	22
FANUC Corporation (e)	11	1,712
Fast Retailing Co., Ltd.	—	61
Fuji Electric Co., Ltd.	—	11
FUJIFILM Holdings Corporation	1	45
Fujitsu Limited	—	53
Fukuoka Financial Group, Inc.	—	9
GLP J-REIT	—	13
GMO Payment Gateway, Inc.	—	8
Hakuhodo DY Holdings Inc.	1	5
Hamamatsu Photonics K.K.	—	14
Hankyu Hanshin Holdings, Inc.	1	15
HASEKO Corporation	—	1
Hirose Electric Co., Ltd.	—	13
Hitachi Construction Machinery Co., Ltd.	—	4
Hitachi, Ltd.	2	106
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Honda Motor Co., Ltd.	4	84
Hoshizaki Corporation (e)	—	7
Hoya Corporation	30	2,893
Hulic Co., Ltd. (e)	1	9
IBIDEN Co., Ltd.	—	11
Idemitsu Kosan Co., Ltd.	—	9
Iida Group Holdings Co., Ltd.	—	3
Inpex Corporation (e)	2	25
Isuzu Motors Limited	1	14
ITOCHU Corporation	3	98
ITOCHU Techno-Solutions Corporation	—	5
Japan Airlines Co., Ltd. (a)	—	6
Japan Airport Terminal Co., Ltd. (a)	—	10
Japan Exchange Group, Inc. (e)	1	17
Japan Metropolitan Fund Investment Corporation	—	12
Japan Post Bank Co., Ltd. (e)	1	6
Japan Post Holdings Co., Ltd.	6	49
Japan Post Insurance Co., Ltd.	1	12
Japan Prime Realty Investment Corporation	—	3
Japan Real Estate Investment Corporation	—	13
Japan Tobacco Inc. (e)	2	44
JFE Holdings, Inc.	1	14
JSR Corporation	—	8
Kajima Corporation	1	10
Kakaku.com, Inc.	—	5
Kansai Paint Co., Ltd	1	7
Kao Corporation (e)	1	40
Kawasaki Heavy Industries, Ltd.	—	7
KDDI Corporation (e)	3	97
Keio Corporation	—	11
Keisei Electric Railway Co., Ltd.	—	11
Keyence Corporation	7	2,724
Kikkoman Corporation	—	21
Kintetsu Group Holdings Co., Ltd.	—	13
Kirin Holdings Company, Ltd (e)	2	27
Kobayashi Pharmaceutical Co., Ltd.	—	7
Kobe Bussan Co., Ltd.	—	9
Koei Tecmo Holdings Co., Ltd.	—	4
Koito Manufacturing Co., Ltd.	1	9
Komatsu Ltd.	2	46
Konami Holdings Corporation	—	9
Kose Corporation	—	11
Kubota Corporation (e)	2	32
Kurita Water Industries Ltd.	—	8
KYOCERA Corporation	1	35
Kyowa Kirin Co., Ltd.	1	14
Kyushu Railway Company	—	4
Lasertec Co., Ltd. (e)	—	33
Lion Corporation (e)	1	7
LIXIL Corporation	1	9
M3, Inc. (e)	1	24
Makita Corporation	1	14
Marubeni Corporation	4	40
Marui Group Co.Ltd. (e)	—	7
Matsuki Yokokokara & Company Co., Ltd.	—	15
Mazda Motor Corporation	1	10
McDonald's Holdings Company (Japan), Ltd.	—	4
Medipal Holdings Corporation	—	3
Meiji Holdings Co., Ltd.	—	15
Minebeamitsumi Inc.	1	13
MISUMI Group Inc.	1	15
Mitsubishi Chemical Group Corporation	3	14
Mitsubishi Corporation	3	101
Mitsubishi Electric Corporation	5	46
Mitsubishi Estate Co., Ltd.	3	38
Mitsubishi Gas Chemical Company, Inc.	—	4
Mitsubishi HC Capital Inc.	1	4
Mitsubishi Heavy Industries, Ltd.	1	28
Mitsubishi Motors Corporation (a)	2	6
Mitsubishi UFJ Financial Group Inc	116	783
Mitsui & Co., Ltd.	3	96
Mitsui Chemicals, Inc.	—	9
Mitsui Fudosan Co., Ltd.	2	36
Mitsui O.S.K. Lines, Ltd. (e)	1	17
Mizuho Bank, Ltd. (e)	1	16
Mizuho Financial Group, Inc.	5	73
MonotaRO Co., Ltd. (e)	1	7
MS&AD Insurance Group Holdings, Inc. (e)	1	38
Murata Manufacturing Co., Ltd.	1	70
Nagoya Railroad Co., Ltd.	1	8
Nec Corporation	1	21
NEXON Co., Ltd. (e)	1	23
NGK Insulators, Ltd.	1	8
NGK Spark Plug Co.Ltd.	—	4
Nidec Corporation	1	57
Nihon M&A Center Holdings Inc.	1	7
Nikon Corporation	1	7
Nintendo Co., Ltd.	3	105
Nippon Building Fund Inc. (e)	—	18
Nippon Express Co., Ltd. (e)	—	11
Nippon Paint Holdings Co., Ltd. (e)	2	18
Nippon Prologis REIT, Inc.	—	14
Nippon Sanso Holdings Corporation	1	7
Nippon Shinyaku Co., Ltd.	—	6
Nippon Steel Corporation	2	35
Nippon Telegraph and Telephone Corporation	30	865
Nippon Yusen Kabushiki Kaisha (e)	1	23
Nissan Motor Co., Ltd.	5	15
Nisshin Seifun Group Inc.	1	6
Nissin Chemical Corporation	—	13
Nissin Food Holdings Co., Ltd.	—	16
Nitori Holdings Co., Ltd.	—	26
Nitto Denko Corporation	—	17
Nomura Holdings, Inc.	6	23
Nomura Real Estate Holdings, Inc.	—	4
Nomura Real Estate Master Fund, Inc.	—	11
Nomura Research Institute Ltd	1	24
Nsk Ltd.	1	5
NTT DATA Corporation	1	20
Obayashi Corporation	1	8
OBIC Co., Ltd.	—	15
Odakyu Electric Railway Co., Ltd.	1	12
Oji Holdings Corporation	2	8
Olympus Corporation	3	46
OMRON Corporation	—	19
Ono Pharmaceutical Co., Ltd.	1	23
Open House Group Co., Ltd.	—	4
Oracle Corporation Japan	—	6
Oriental Land Co., Ltd.	1	73
ORIX Corporation	3	42
ORIX JREIT Inc.	—	7
Osaka Gas Co., Ltd.	1	15
Otsuka Corporation (e)	—	6
Otsuka Holdings Co., Ltd. (e)	1	40
Pan Pacific International Holdings Corporation	1	22
Panasonic Holdings Corporation (e)	5	40
Persol Holdings Co., Ltd.	—	9
Rakuten Group, Inc. (e)	2	9
Recruit Holdings Co., Ltd.	4	115
Renesas Electronics Corporation (a)	3	27
Resona Holdings, Inc.	5	27
Ricoh Company, Ltd.	1	9
Rinnai Corporation	—	7
ROHM Co., Ltd.	—	7
Santen Pharmaceutical Co., Ltd.	1	7
SBI Holdings, Inc. (e)	1	10
SCSK Corporation	—	2
Secom Co., Ltd.	—	23
Sega Sammy Holdings, Inc.	—	5
Seibu Holdings Inc.	1	7
Seiko Epson Corporation.	1	10
Sekisui Chemical Co., Ltd.	1	11
Sekisui House, Ltd.	1	25
Seven & I Holdings Co., Ltd.	2	73
SG Holdings Co., Ltd.	1	15
Sharp Corporation (e)	1	4
Shimadzu Corporation	1	17
Shimano Inc.	—	31
Shimizu Corporation	1	7
Shin-Etsu Chemical Co., Ltd.	31	3,811

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Shinsei Bank, Limited	—	3
Shionogi & Co., Ltd.	1	30
Shiseido Company, Limited (e)	1	39
Showa Denko K.K. (e)	—	5
SMC Corporation	—	42
Softbank Corp. (e)	6	64
SoftBank Group Corp	3	106
Sojitz Corporation	—	6
Sompo Holdings, Inc.	1	40
Sony Group Corporation	15	1,134
Square Enix Holdings Co., Ltd.	—	9
Stanley Electric Co., Ltd.	—	6
Subaru Corporation.	1	21
SUMCO Corporation (e)	1	7
Sumitomo Chemical Company, Limited	3	12
Sumitomo Corporation	3	43
Sumitomo Dainippon Pharma Co., Ltd.	1	4
Sumitomo Electric Industries, Ltd.	2	18
Sumitomo Metal Mining Co., Ltd.	1	21
Sumitomo Mitsui Financial Group, Inc.	3	116
Sumitomo Mitsui Trust Bank, Limited	1	24
Sumitomo Realty & Development Co., Ltd.	1	26
Suntory Beverage & Food Limited (e)	—	10
Suzuki Motor Corporation	1	32
Sysmex Corporation	—	24
T&D Holdings, lnc.	2	22
Taisei Corporation	—	13
Taisho Pharmaceutical Holdings Co., Ltd.	—	4
Takeda Pharmaceutical Co Ltd (e)	3	97
TDK Corporation	1	26
Terumo Corporation	2	45
The Bank of Kyoto, Ltd.	—	4
The Chiba Bank, Ltd.	2	11
The Kansai Electric Power Company, Incorporated	2	17
TIS Inc.	1	13
TOBU Railway Co., LTD.	1	12
Toho Co., Ltd.	—	8
Tokio Marine Holdings, Inc.	38	803
Tokyo Century Corporation	—	3
Tokyo Electric Power Company Holdings, Inc. (a)	2	6
Tokyo Electron Limited	7	2,061
Tokyo Gas Co., Ltd.	1	18
Tokyu Corporation	1	14
Tokyu Fudosan Holdings Corporation	1	6
Toppan Inc.	1	12
Toray Industries, Inc.	3	18
Toshiba Corporation	1	31
Tosoh Corporation	1	7
TOTO Ltd.	—	10
Toyo Suisan Kaisha, Ltd.	—	8
Toyota Industries Corporation	—	22
Toyota Motor Corporation	26	357
Toyota Tsusho Corporation	1	18
Trend Micro Incorporated (e)	—	14
Unicharm Corporation	1	35
United Urban Investment Corporation	—	6
USS Co., Ltd.	—	6
Welcia Holdings Co., Ltd.	—	5
West Japan Railway Company	1	22
Yakult Honsha Co., Ltd.	—	26
Yamaha Corporation (e)	—	15
Yamaha Motor Co., Ltd. (e)	1	16
Yamato Holdings Co., Ltd.	1	10
Yaskawa Electric Corporation	1	19
Yokogawa Electric Corporation	1	8
Z Holdings Corporation (e)	6	14
ZOZO, Inc.	—	7
		23,070
Netherlands 2.1%
Adyen B.V. (a) (d)	—	90
Aegon N.V.	3	15
Airbus SE	28	3,306
Akzo Nobel N.V.	—	25
argenx SE (a)	—	43
ASM International N.V.	—	24
ASML Holding N.V.	13	7,193
CNH Industrial N.V.	2	34
HAL Trust	—	23
Heineken Holding N.V.	—	17
Heineken N.V.	1	47
ING Groep N.V.	8	96
JDE Peet's N.V.	—	8
Koninklijke Ahold Delhaize N.V.	2	63
Koninklijke DSM N.V.	—	45
Koninklijke KPN N.V.	7	21
Koninklijke Philips N.V.	2	27
NN Group N.V.	1	26
NXP Semiconductors N.V.	48	7,569
Prosus N.V. - Class N	2	169
Randstad N.V.	—	16
Shell PLC - Class A	92	2,607
Unibail-Rodamco-Westfield SE (a)	—	11
Universal Music Group N.V.	2	38
Wolters Kluwer N.V. - Class C	1	57
		21,570
India 1.5%
Aarti Industries Ltd	29	216
Aarti Industries Ltd (a) (b)	7	32
Apollo Hospitals Enterprise Limited	10	525
Britannia Industries Ltd	10	523
Genpact Limited	6	300
HDFC Life Insurance Company Limited (d)	74	505
HDFC Bank Limited	51	1,003
HDFC Bank Limited - ADR	84	5,768
Hindustan Unilever Limited	26	795
Housing Development Finance Corporation Limited	31	999
ICICI Bank Limited	60	649
ICICI Prudential Life Insurance Company Limited (d)	41	224
Infosys Limited	65	1,185
Petronet LNG Limited	142	369
Reliance Industries Limited	39	1,199
Shriram Finance Limited	30	496
		14,788
Taiwan 1.3%
Accton Technology Corporation	47	358
Advantech Co., Ltd.	34	365
ASE Technology Holding Co., Ltd.	95	289
ASPEED Technology Inc.	5	275
Chailease Holding Company Limited	57	400
Eclat Textile Corporation Ltd.	25	403
eMemory Technology Inc.	3	130
Largan Precision Co., Ltd.	6	399
Realtek Semiconductor Corporation	30	274
Taiwan Semiconductor Manufacturing Company Limited - ADR	63	4,717
Taiwan Semiconductor Manufacturing Company Limited	376	5,468
		13,078
South Korea 1.1%
Hl Mando Corporation	10	319
JYP Entertainment Corporation	9	494
KB Financial Group Inc.	17	663
KIA Corporation	7	351
Kiwoom Securities Co., Ltd.	3	226
LG Chem, Ltd.	2	1,178
LG H&H Co., Ltd.	—	271
NAVER Corporation	2	348
Ncsoft Corporation	1	257
Samsung Electronics Co Ltd	120	5,258
SK Hynix Inc.	15	903
SK Telecom Co., Ltd.	8	293
S-Oil Corporation	5	361
		10,922
Germany 0.8%
Adidas AG - Class N	4	583
Allianz SE	7	1,509
BASF SE - Class N	2	96

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Bayer Aktiengesellschaft - Class N	2	107
Bayerische Motoren Werke Aktiengesellschaft	1	59
Beiersdorf Aktiengesellschaft	—	24
Brenntag SE - Class N	—	21
Carl Zeiss Meditec AG	—	10
Commerzbank Aktiengesellschaft (a)	2	21
Continental Aktiengesellschaft	—	13
Covestro AG (d)	—	16
Daimler Truck Holding AG (a)	1	34
Delivery Hero SE (a) (d)	9	411
Deutsche Bank Aktiengesellschaft - Class N	4	48
Deutsche Borse Aktiengesellschaft - Class N	4	674
Deutsche Lufthansa Aktiengesellschaft (a)	1	10
Deutsche Post AG - Class N	2	78
Deutsche Telekom AG - Class N	32	646
DW Property Invest GmbH	—	4
E.ON SE - Class N	5	47
Evonik Industries AG	—	8
Fresenius SE & Co. KGaA	1	24
GEA Group Aktiengesellschaft	—	14
Hannover Ruck SE - Class N	—	28
HeidelbergCement AG	—	17
Henkel AG & Co. KGaA	—	13
Infineon Technologies AG - Class N	3	82
Mercedes-Benz Group AG - Class N	2	106
Merck Kommanditgesellschaft auf Aktien	—	53
MTU Aero Engines AG - Class N	—	24
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	—	95
Puma SE	—	13
RWE Aktiengesellschaft	70	3,140
SAP SE	2	237
Siemens Aktiengesellschaft - Class N	2	218
Siemens Energy AG	1	16
Siemens Healthineers AG (d)	1	29
Symrise AG	—	30
Talanx Aktiengesellschaft	—	6
Telefonica Deutschland Holding AG	2	5
Vantage Towers AG	—	7
Vonovia SE	2	39
Zalando SE (a) (d)	1	19
		8,634
Denmark 0.8%
A.P. Moller - Maersk A/S - Class A	—	13
A.P. Moller - Maersk A/S - Class B	—	27
Carlsberg A/S - Class B	14	1,886
Chr. Hansen Holding A/S	—	15
Coloplast A/S - Class B	6	657
Danske Bank A/S	1	28
Demant A/S (a)	—	6
DSV A/S	—	63
Genmab A/S (a)	—	58
Novo Nordisk A/S - Class B	38	5,186
Novozymes A/S - Class B	—	22
Orsted A/S (d)	—	36
Pandora A/S	—	14
Tryg A/S	1	19
Vestas Wind Systems A/S	2	62
		8,092
Hong Kong 0.7%
AIA Group Limited	395	4,357
Budweiser Brewing Company APAC Limited (d)	120	374
CK Asset Holdings Limited	4	25
CK Hutchison Holdings Limited	6	33
CK Infrastructure Holdings Limited	1	5
CLP Holdings Limited	4	29
ESR Cayman Limited (d)	5	11
Galaxy Entertainment Group Limited	4	26
Hang Lung Properties Limited	4	8
Hang Seng Bank, Limited	2	27
Henderson Land Development Company Limited	3	10
HK Electric Investments Limited	6	4
HKT Trust	7	9
Hong Kong And China Gas Company Limited -The-	22	21
Hong Kong Exchanges and Clearing Limited	25	1,066
Jardine Matheson Holdings Limited	1	25
Link Real Estate Investment Trust	4	31
MTR Corporation Limited	4	19
New World Development Company Limited	3	9
Power Assets Holdings Limited	3	14
Sino Land Company Limited	6	7
Sun Hung Kai Properties Limited	3	41
Swire Pacific Limited - Class A	1	9
Swire Properties Limited	2	6
Techtronic Industries Company Limited	52	577
The Wharf (Holdings) Limited	3	9
WH Group Limited (d)	17	10
Wharf Real Estate Investment Company Limited	3	17
		6,779
Sweden 0.6%
AB Sagax - Class B	—	9
Aktiebolaget Electrolux - Class B (e)	—	3
Aktiebolaget Industrivarden - Class A	—	9
Aktiebolaget Industrivarden - Class C	—	9
Aktiebolaget SKF - Class A	—	1
Aktiebolaget SKF - Class B	1	12
Aktiebolaget Volvo - Class A	—	9
Aktiebolaget Volvo - Class B	261	4,715
Alfa Laval AB	1	18
Assa Abloy AB - Class B	2	45
Atlas Copco Aktiebolag - Class A	75	886
Atlas Copco Aktiebolag - Class B	3	34
Axfood Aktiebolag	—	7
Boliden AB	1	21
Castellum Aktiebolag (e)	1	7
Deca Games Holding AB - Class B (a) (e)	2	8
Epiroc Aktiebolag - Class A	1	24
Epiroc Aktiebolag - Class B	1	13
EQT AB (d)	1	15
Essity Aktiebolag (publ) - Class A	—	2
Essity Aktiebolag (publ) - Class B	1	33
Evolution AB (publ) (d)	—	39
Fastighets AB Balder - Class B (a)	1	7
G&L Beijer Ref AB - Class B (e)	1	7
Getinge AB - Class B	—	9
H & M Hennes & Mauritz AB - Class B (e)	2	18
Hexagon Aktiebolag - Class B	4	47
Holmen Aktiebolag - Class B	—	8
Husqvarna Aktiebolag - Class B	1	6
Indutrade Aktiebolag	1	11
Investment Ab Latour - Class B	—	6
Investor Aktiebolag - Class A	1	21
Investor Aktiebolag - Class B	4	69
Kinnevik AB - Class B (a)	1	7
L E Lundbergforetagen AB (publ) - Class B	—	6
Lifco Ab (Publ) - Class B	1	8
NIBE Industrier AB - Class B	3	30
Nordnet AB	—	5
Saab AB - Class B	—	7
Sandvik Aktiebolag	2	41
Securitas AB - Class B	1	9
Skandinaviska Enskilda Banken AB - Class A	4	41
Skandinaviska Enskilda Banken AB - Class C	—	—
Skanska AB - Class B	1	13
SSAB AB - Class A	1	3
SSAB AB - Class B	1	7
Svenska Cellulosa Aktiebolaget SCA - Class A	—	1
Svenska Cellulosa Aktiebolaget SCA - Class B	1	16
Svenska Handelsbanken AB - Class A	3	32
Svenska Handelsbanken AB - Class B	—	1
Swedbank AB - Class A	2	33
Swedish Orphan Biovitrum AB (Publ) (a)	—	9
Tele2 AB - Class B	1	9
Telefonaktiebolaget LM Ericsson - Class A	—	1
Telefonaktiebolaget LM Ericsson - Class B	6	38
Telia Company AB	5	13
Trelleborg AB - Class B	1	12

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Volvo Car AB - Class B (a) (e)	1	6
		6,476
Switzerland 0.5%
ABB Ltd - Class N	4	109
Alcon AG	1	71
Baloise Holding AG - Class N	—	17
Barry Callebaut AG - Class N	—	20
Coca-Cola HBC AG	—	12
Compagnie Financiere Richemont SA	1	142
Credit Suisse Group AG - Class N	7	20
EMS-Chemie Holding AG	—	12
Garmin Ltd.	4	357
Geberit AG - Class N	—	40
Givaudan SA - Class N	—	52
Glencore PLC	25	171
Julius Bar Gruppe AG - Class N	—	26
Kuhne & Nagel International AG	—	28
Lafarge	1	62
Lonza Group AG	—	76
Nestle S.A. - Class N	24	2,834
Novartis AG - Class N	5	455
Partners Group Holding AG	—	43
Roche Holding AG	—	25
Schindler Holding AG - Class N	—	8
SGS SA - Class N	—	30
Sika AG	—	78
Sonova Holding AG	—	26
STMicroelectronics N.V.	1	49
Straumann Holding AG - Class N	—	27
Swiss Life Holding AG - Class N	—	39
Swiss Re AG	1	57
Swisscom AG - Class N	—	30
The Swatch Group AG	—	17
The Swatch Group AG - Class N	—	7
UBS Group AG	7	136
Zurich Insurance Group AG - Class N	—	150
		5,226
Australia 0.4%
Ampol Limited	—	9
ANZ Group Holdings Limited (a)	6	101
Aristocrat Leisure Limited	1	28
ASX Limited	—	18
Atlas Arteria Limited	3	11
Aurizon Holdings Limited	4	10
Australian Pipeline Trust	2	18
Bendigo and Adelaide Bank Limited	1	7
BHP Group Limited	11	327
BHP Group Limited	47	1,465
BlueScope Steel Limited	1	11
Brambles Limited	3	23
Challenger Limited	1	6
Cochlear Limited	—	19
Coles Group Limited	3	31
Commonwealth Bank of Australia	4	248
Computershare Limited	1	21
CSL Limited	1	198
Dexus Property Trust	2	12
Domino's Pizza Enterprises Limited (e)	—	6
Endeavour Group Limited	3	12
Fortescue Metals Group Ltd	4	49
Goodman Funding Pty Ltd	4	42
GPT Management Holdings Limited	4	11
Harvey Norman Holdings Limited	1	4
IDP Education Limited	—	8
IGO Limited	1	13
Incitec Pivot Limited	4	10
Insurance Australia Group Limited	5	17
Lendlease Corporation Limited	1	8
Macquarie Group Limited	1	86
Medibank Private Limited	6	13
Mineral Resources Limited	—	18
Mirvac Limited	8	12
National Australia Bank Limited	7	135
Newcrest Mining Limited	2	26
Northern Star Resources Ltd	2	18
Orica Limited	1	10
Origin Energy Limited	4	19
Pilbara Minerals Limited (a)	5	14
Qantas Airways Limited (a)	2	8
QBE Insurance Group Limited	3	28
Ramsay Health Care Limited	—	17
REA Group Ltd	—	8
Reece Limited	—	4
Rio Tinto Limited	1	61
Santos Limited	7	34
Scentre Group Limited	11	21
SEEK Limited	1	10
Seven Group Holdings Limited	—	5
Sonic Healthcare Limited	1	20
South32 Limited	10	26
Stockland Corporation Ltd	5	12
Suncorp Group Limited	3	22
Telstra Group Limited	8	23
The Lottery Corporation Limited (a)	5	14
TPG Corporation Limited	1	2
Transurban Holdings Limited	6	57
Treasury Wine Estates Limited	1	14
Vicinity Centres RE Ltd	8	11
Washington H. Soul Pattinson and Company Limited	1	10
Wesfarmers Limited	3	81
Westpac Banking Corporation	7	116
WiseTech Global Limited	—	12
Woodside Energy Group Ltd	10	243
Woodside Energy Group Ltd	17	404
Woolworths Group Limited	3	58
Worley Limited	1	8
		4,423
Canada 0.4%
Alimentation Couche-Tard Inc.	18	809
Canadian National Railway Company	12	1,407
Fairfax Financial Holdings Limited	1	329
The Toronto-Dominion Bank	20	1,308
		3,853
Mexico 0.4%
Fresnillo PLC	—	5
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V.	46	657
Grupo Aeroportuario del Sureste, S.A.B. de C.V. - Class B - ADR	3	687
Grupo Financiero Banorte, S.A.B. de C.V.	165	1,185
Wal - Mart de Mexico, S.A.B. de C.V.	372	1,314
		3,848
Indonesia 0.3%
PT Telkom Indonesia (Persero) Tbk	1,494	359
PT. Bank Central Asia Tbk	3,723	2,036
PT. Bank Rakyat Indonesia (Persero) Tbk.	2,727	862
		3,257
Finland 0.3%
Elisa Oyj	—	16
Fortum Oyj	1	15
Huhtamaki Oyj	—	7
Kesko Oyj - Class A	—	5
Kesko Oyj - Class B	1	12
Kone Corporation - Class B	1	44
Metso Outotec Oyj	1	15
Neste Oyj	1	41
Nokia Oyj	11	53
Nordea Bank Abp	252	2,705
Orion Oyj - Class A	—	3
Orion Oyj - Class B	—	12
Sampo Oyj - Class A	1	56
Stora Enso Oyj - Class A	—	2
Stora Enso Oyj - Class R	1	18
UPM-Kymmene Oyj	1	42
Wartsila Oyj Abp	1	8
		3,054

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
South Africa 0.3%
AngloGold Ashanti	11	209
Bid Corporation (Pty) Ltd	23	453
Capitec Bank Holdings	4	479
Clicks Group	30	483
Firstrand Ltd	167	611
Sanlam	91	262
Vodacom Group Limited	37	266
		2,763
Belgium 0.3%
Ackermans	—	7
ageas SA/NV	—	19
Anheuser-Busch InBev	2	125
Azelis Group	—	5
D'Ieteren Group	—	9
Elia Group	—	11
Etablissements Fr. Colruyt - Etablissementen Fr. Colruyt (e)	—	3
Groupe Bruxelles Lambert - Groep Brussel Lambert	—	17
KBC Groep	37	2,409
Proximus	—	3
Sofina (e)	—	7
Solvay	—	15
UCB	—	21
Umicore	—	16
Warehouses De Pauw	—	9
		2,676
Brazil 0.2%
B3 S.A. - Brasil, Bolsa, Balcao	129	322
EDP - Energias Do Brasil S.A.	96	375
Localiza Rent A Car S/A	42	417
Lojas Renner S/A.	146	537
NU Holdings Ltd. - Class A (a)	38	153
Raia Drogasil S.A.	107	477
XP Inc. - Class A (a)	16	249
		2,530
Spain 0.2%
Acciona,S.A.	—	9
ACS, Actividades de Construccion y Servicios, S.A. (e)	—	14
AENA, S.M.E., S.A. (a) (d)	—	19
Amadeus IT Group, S.A. (a) (d)	1	49
Banco Bilbao Vizcaya Argentaria, S.A.	13	76
Banco Santander, S.A.	35	106
CaixaBank, S.A.	9	36
Cellnex Telecom, S.A. (d)	1	40
Corporacion Acciona Energias Renovables, S.A.	—	5
Endesa, S.A.	1	12
Ferrovial, S.A.	1	27
Grifols, S.A. - Class A	1	7
Iberdrola, Sociedad Anonima	109	1,278
Industria de Diseno Textil, S.A.	2	63
MAPFRE, S.A.	2	4
Naturgy Energy Group, S.A.	—	10
Red Electrica Corporacion, S.A.	1	16
Repsol, S.A.	3	49
Telefonica, S.A.	12	44
		1,864
Singapore 0.2%
Ascendas Real Estate Investment Trust	7	14
Capitaland Group Pte. Ltd.	10	16
Capitaland Investment Limited	5	14
City Developments Limited	1	7
DBS Group Holdings Ltd	60	1,505
Genting Singapore Limited	11	7
Great Eastern Holdings Limited	1	8
Jardine Cycle & Carriage Limited (e)	—	4
Keppel Corporation Limited	3	15
Mapletree Commercial Trust Treasury Company Pte. Ltd. (d)	5	6
Olam Group Limited	1	1
Oversea-Chinese Banking Corporation Limited	9	77
Singapore Airlines Limited (e)	2	10
Singapore Exchange Limited	2	12
Singapore Technologies Engineering Ltd	3	8
Singapore Telecommunications Limited	15	28
United Overseas Bank Limited	3	75
UOL Group Limited	1	3
Venture Corporation Limited	—	3
Wilmar International Limited	7	23
		1,836
Thailand 0.2%
PTT Exploration And Production Public Company Limited	102	520
Siam Commercial Bank Public Company Limited - NVDR	173	534
Thai Oil Public Company Limited	420	684
		1,738
Saudi Arabia 0.1%
Saudi Basic Industries Corporation	13	315
The Saudi National Bank	36	485
		800
Ireland 0.1%
CRH Public Limited Company	2	64
Flutter Entertainment Public Limited Company (a)	—	44
James Hardie Industries Public Limited Company - CDI	1	18
Kerry Group Public Limited Company - Class A	—	29
Kingspan Group Public Limited Company	—	18
Medtronic, Inc.	3	195
Seagate Technology Holdings Public Limited Company	6	313
Smurfit Kappa Funding Designated Activity Company	1	20
		701
Poland 0.1%
Allegro.eu (a) (d)	1	5
Bank Polska Kasa Opieki - Spolka Akcyjna	—	7
Dino Polska Spolka Akcyjna (a) (d)	7	613
ING Bank Slaski S.A.	—	2
KGHM Polska Miedz Spolka Akcyjna	—	8
LPP Spolka Akcyjna	—	5
Polski Koncern Naftowy Orlen Spolka Akcyjna	1	17
Powszechna Kasa Oszczednosci Bank Polski Spolka Akcyjna	2	12
Powszechny Zaklad Ubezpieczen Spolka Akcyjna	1	11
Santander Bank Polska S.A.	—	4
		684
Bermuda 0.1%
Autostore Holdings Ltd (a) (d) (e)	2	4
Credicorp Ltd.	5	650
		654
Italy 0.1%
A2a S.P.A.	2	2
Amplifon S.p.A	—	6
Assicurazioni Generali S.P.A.	3	51
Banco BPM Societa' Per Azioni	3	11
Buzzi Unicem S.p.A - Senza Vincoli Di Rappresentazione Grafica	—	4
Davide Campari-Milano N.V.	1	13
DiaSorin S.p.A.	—	8
Enel S.p.A	16	87
Eni S.p.A.	5	74
Ferrari N.V.	—	57
Finecobank Banca Fineco SPA	1	21
Hera S.p.A.	2	4
Infrastrutture Wireless Italiane S.p.A. (d)	1	7
Intesa Sanpaolo SPA	36	81
Leonardo S.p.A.	1	7
Mediobanca Banca di Credito Finanziario Societa' Per Azioni	1	13
Moncler S.p.A.	—	23
Nexi S.p.A. (a)	2	14
Pirelli & C. S.p.A. (d)	1	3
Poste Italiane SPA (d)	1	9
Prysmian S.p.A.	1	21

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Recordati Industria Chimica E Farmaceutica S.P.A. In Breve Recordati S.P.A.	—	9
Snam S.P.A.	4	21
Telecom Italia SPA (e)	23	5
Terna – Rete Elettrica Nazionale S.p.A.	3	22
UniCredit S.p.A.	4	60
UnipolSai Assicurazioni S.p.A.	1	2
		635
Luxembourg 0.1%
ArcelorMittal	1	31
Eurofins Scientific SE	—	19
Globant S.A. (a)	3	460
Tenaris S.A.	1	17
		527
Hungary 0.0%
OTP Bank Nyrt.	11	294
Wizz Air Holdings PLC (a) (d)	7	156
		450
Macau 0.0%
Sands China Ltd. (a)	131	431
Qatar 0.0%
Qatar National Bank (Q.P.S.C.)	77	383
Greece 0.0%
Hellenic Telecommunications Organization S.A. - Class R	23	362
Chile 0.0%
Antofagasta PLC	1	15
Banco Santander-Chile	7,984	320
		335
Norway 0.0%
Aker ASA	—	4
Aker BP ASA	1	20
DNB Bank ASA	2	37
Equinor ASA	2	79
Gjensidige Forsikring ASA	—	8
Kongsberg Gruppen ASA	—	8
Leroy Seafood Group ASA	1	4
Mowi ASA	1	16
Norsk Hydro ASA	3	21
Orkla ASA	2	11
SalMar ASA	—	5
Schibsted ASA - Class A	—	2
Schibsted ASA - Class B	—	4
Storebrand ASA	1	9
Telenor ASA	1	12
TOMRA Systems ASA	—	8
Var Energi ASA (e)	1	3
Yara International ASA	—	15
		266
Israel 0.0%
Azrieli Group Ltd.	—	5
Bank Hapoalim Ltd	3	23
Bank Leumi le-Israel B.M.	3	27
Bezeq The Israel Telecommunication Corp., Limited	4	7
Elbit Systems Ltd.	—	8
Icl Group Ltd	2	11
Israel Discount Bank Limited	3	14
Mizrahi-Tefahot Bank Ltd.	—	10
Nice Ltd (a)	—	26
Teva Pharmaceutical Industries Ltd (a)	2	21
		152
Austria 0.0%
Andritz AG	—	8
BAWAG Group AG (d)	—	10
Erste Group Bank AG	1	24
EVN AG	—	2
OMV Aktiengesellschaft	—	15
Raiffeisen Bank International AG (a)	—	5
Strabag SE	—	1
Telekom Austria Aktiengesellschaft (e)	—	2
Verbund AG	—	6
Vienna Insurance Group AG Wiener Versicherung Gruppe	—	2
voestalpine AG	—	6
		81
Portugal 0.0%
EDP - Energias de Portugal, S.A.	6	31
EDP Renovaveis, S.A.	—	10
Galp Energia, SGPS, S.A.	1	13
Jeronimo Martins, SGPS, S.A.	1	12
		66
New Zealand 0.0%
Auckland International Airport Limited (a)	3	12
Contact Energy Limited	2	8
Fisher & Paykel Healthcare Corporation Limited	1	17
Mercury NZ Limited	1	5
Meridian Energy Limited	3	9
Spark New Zealand Limited	4	13
		64
United Arab Emirates 0.0%
Mediclinic International PLC	1	6
Russian Federation 0.0%
Publichnoe Aktsionernoe Obshchestvo Severstal - GDR (a) (b) (d)	16	—
TCS Group Holding PLC - GDR (a) (b) (d)	5	—
Total Common Stocks (cost $665,058)		583,484
GOVERNMENT AND AGENCY OBLIGATIONS 19.1%
Japan 6.9%
Cabinet Office, Government of Japan
0.01%, 07/01/23 - 12/20/26, JPY	770,200	5,863
0.60%, 12/20/23 - 12/20/37, JPY	1,215,450	9,262
0.10%, 12/20/24 - 09/20/30, JPY	3,692,650	27,789
2.20%, 09/20/26 - 03/20/50, JPY	314,250	2,640
1.50%, 03/20/34 - 03/20/45, JPY	181,050	1,427
1.40%, 09/20/34 - 03/20/55, JPY	488,100	3,670
1.20%, 03/20/35, JPY	371,100	2,961
1.30%, 06/20/35, JPY	306,900	2,471
0.70%, 03/20/37 - 12/20/48, JPY	231,200	1,689
0.40%, 06/20/40 - 03/20/56, JPY	873,150	5,436
2.00%, 03/20/42, JPY	236,350	2,025
1.90%, 09/20/42, JPY	293,150	2,471
0.90%, 03/20/57, JPY	344,900	2,135
0.50%, 03/20/60, JPY	76,050	399
Japan Bank For International Cooperation
1.63%, 01/20/27	272	244
		70,482
Italy 2.6%
Segretariato Generale Della Presidenza Della Repubblica
0.05%, 01/15/23, EUR	3,390	3,626
0.95%, 03/01/23, EUR (d)	4,850	5,181
0.88%, 05/06/24	1,528	1,429
0.00%, 08/15/24, EUR	1,275	1,294
0.35%, 02/01/25, EUR	2,710	2,721
1.85%, 07/01/25, EUR (d)	924	949
3.10%, 09/15/26, EUR (d) (f)	1,598	1,813
0.95%, 09/15/27 - 06/01/32, EUR	3,490	3,138
0.45%, 02/15/29, EUR	3,400	2,913
2.45%, 09/01/33, EUR (d)	965	835
2.25%, 09/01/36, EUR (d)	1,148	926
4.00%, 02/01/37, EUR (d)	370	367
3.25%, 03/01/38, EUR	1,221	1,082
2.80%, 03/01/67, EUR (d)	116	81
2.15%, 03/01/72, EUR (d)	70	41
		26,396
United States of America 2.0%
Federal Farm Credit Banks Consolidated Systemwide Bonds
4.88%, 09/25/23 (g)	577	577
Treasury, United States Department of
0.13%, 01/31/23 (h)	18,886	18,821
0.88%, 01/31/24 (h)	1,260	1,209
		20,607

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
United Kingdom 1.5%
HM Treasury
1.25%, 07/22/27 - 10/22/41, GBP	1,323	1,294
1.63%, 10/22/28 - 10/22/71, GBP (d)	2,385	2,452
1.00%, 01/31/32, GBP	565	541
0.88%, 07/31/33 - 01/31/46, GBP (d)	1,282	985
4.50%, 09/07/34 - 12/07/42, GBP (d)	1,594	2,040
0.63%, 07/31/35 - 10/22/50, GBP (d)	905	615
4.25%, 03/07/36 - 12/07/55, GBP (d)	1,155	1,442
1.75%, 09/07/37, GBP (d)	425	386
4.75%, 12/07/38, GBP	262	344
1.13%, 01/31/39 - 10/22/73, GBP (d)	342	235
3.25%, 01/22/44, GBP (d)	377	403
3.50%, 01/22/45, GBP (d)	385	427
4.25%, 12/07/46 - 12/07/49, GBP	510	635
1.50%, 07/22/47 - 07/31/53, GBP (d)	589	422
1.75%, 01/22/49, GBP	403	310
1.25%, 07/31/51, GBP (d)	663	432
3.75%, 07/22/52, GBP (d)	322	375
1.75%, 07/22/57, GBP (d)	272	200
4.00%, 01/22/60, GBP (d)	318	401
0.50%, 10/22/61, GBP (d)	330	141
2.50%, 07/22/65, GBP (d)	375	337
3.50%, 07/22/68, GBP (d)	264	304
		14,721
France 1.3%
Gouvernement De France
0.50%, 05/25/26, EUR (d)	538	532
2.75%, 10/25/27, EUR (d)	785	836
0.50%, 05/25/29, EUR (d)	4,450	4,101
1.50%, 05/25/31, EUR (d)	2,510	2,403
1.25%, 05/25/34, EUR (d)	3,094	2,683
4.75%, 04/25/35, EUR (d)	8	10
1.75%, 06/25/39 - 05/25/66, EUR (d)	749	564
3.25%, 05/25/45, EUR (d)	751	788
2.00%, 05/25/48, EUR (d)	38	31
0.75%, 05/25/52, EUR (d)	1,385	778
0.75%, 05/25/53, EUR	80	43
4.00%, 04/25/55, EUR	633	756
		13,525
Spain 1.1%
Estado Espanol
2.15%, 10/31/25, EUR (d)	2,070	2,167
1.95%, 04/30/26, EUR (d)	2,583	2,668
1.45%, 10/31/27, EUR (d)	1,407	1,391
1.40%, 07/30/28, EUR (d)	1,642	1,597
4.20%, 01/31/37, EUR (d)	981	1,090
4.70%, 07/30/41, EUR	657	775
1.00%, 07/30/42 - 10/31/50, EUR	1,062	660
2.70%, 10/31/48, EUR (d)	216	186
3.45%, 07/30/66, EUR	379	353
		10,887
Germany 0.9%
Bundesrepublik Deutschland
0.00%, 11/15/28 - 08/15/50, EUR	7,156	6,175
0.00%, 05/15/35 - 05/15/36, EUR (d)	2,809	2,131
2.50%, 07/04/44, EUR (d)	490	516
1.25%, 08/15/48, EUR (d)	315	257
		9,079
Canada 0.8%
Canada Housing Trust No. 1
1.25%, 06/15/26, CAD (g)	140	95
Government of Canada
2.25%, 03/01/24 - 06/01/29, CAD	2,255	1,617
1.00%, 09/01/26, CAD	1,440	970
1.50%, 12/01/31, CAD	2,790	1,777
4.00%, 06/01/41, CAD	80	64
2.75%, 12/01/48 - 12/01/64, CAD	1,053	703
1.75%, 12/01/53, CAD	465	243
Ontario, Government of
2.30%, 09/08/24, CAD	1,180	844
0.01%, 11/25/30, EUR (d)	1,655	1,352
The Province of Alberta, Government of
2.90%, 12/01/28, CAD	40	28
The Province of British Columbia, Government of
4.70%, 06/18/37, CAD	280	216
2.95%, 06/18/50, CAD	160	94
		8,003
Australia 0.6%
Commonwealth of Australia
0.25%, 11/21/25, AUD (d)	2,114	1,312
2.75%, 11/21/27 - 11/21/28, AUD (d)	3,075	1,985
1.75%, 11/21/32 - 06/21/51, AUD (d)	3,426	1,860
3.75%, 04/21/37, AUD (d)	397	255
2.75%, 05/21/41, AUD (d)	165	89
3.00%, 03/21/47, AUD (d)	256	138
		5,639
Belgium 0.4%
Commission De L'union Europeenne - Commissie Van De Europese Unie
0.70%, 07/06/51, EUR (d)	1,725	984
Service Public Federal Chancellerie Du Premier Ministre
0.80%, 06/22/28, EUR (d)	681	655
0.10%, 06/22/30, EUR (d)	918	792
3.00%, 06/22/34, EUR (d)	620	641
1.90%, 06/22/38, EUR (d)	569	497
3.75%, 06/22/45, EUR (d)	249	278
1.60%, 06/22/47, EUR (i)	190	142
1.70%, 06/22/50, EUR	172	127
2.25%, 06/22/57, EUR	178	149
2.15%, 06/22/66, EUR (d)	185	150
		4,415
Netherlands 0.3%
Staat der Nederlanden
0.75%, 07/15/28, EUR	635	611
0.00%, 07/15/31 - 01/15/52, EUR	1,236	928
4.00%, 01/15/37, EUR (d)	635	757
0.50%, 01/15/40, EUR	755	547
		2,843
Saudi Arabia 0.2%
Government of Saudi Arabia
2.25%, 02/02/33 (i)	322	262
Saudi Arabia, Kingdom of
2.90%, 10/22/25 (d)	1,060	1,015
3.25%, 10/26/26 (d)	918	877
		2,154
Qatar 0.1%
The State of Qatar
3.40%, 04/16/25 (d)	1,180	1,143
Denmark 0.1%
Danmarks Nationalbank
1.50%, 11/15/23, DKK (d)	28	4
1.75%, 11/15/25, DKK (d)	803	112
0.50%, 11/15/27, DKK	1,223	158
0.50%, 11/15/29, DKK (d)	2,011	249
0.00%, 11/15/31, DKK (d)	810	91
4.50%, 11/15/39, DKK (d)	2,136	379
		993
Sweden 0.1%
OSMTH of the Kingdom Of Sweden
1.50%, 11/13/23, SEK (d)	35	3
2.50%, 05/12/25, SEK (d)	3,300	314
0.75%, 05/12/28, SEK (d)	1,895	166
2.25%, 06/01/32, SEK (d)	1,525	145
3.50%, 03/30/39, SEK (d)	920	103
		731
United Arab Emirates 0.1%
Abu Dhabi, Government of
0.75%, 09/02/23 (i)	601	582
South Korea 0.1%
The Republic of Korea, Government of
0.00%, 09/16/25, EUR (j)	490	475

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Hungary 0.0%
Koztarsasagi Elnoki Hivatal
0.13%, 09/21/28, EUR (i)	257	202
2.13%, 09/22/31 (i)	331	245
		447
Philippines 0.0%
The Philippines, Government of
0.25%, 04/28/25, EUR	406	401
Romania 0.0%
Romania, Government of
2.00%, 04/14/33, EUR (i)	455	310
Peru 0.0%
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
1.86%, 12/01/32	176	129
Total Government And Agency Obligations (cost $215,615)		193,962
CORPORATE BONDS AND NOTES 12.7%
United States of America 8.1%
3M Company
2.38%, 08/26/29 (e)	470	399
7-Eleven, Inc.
0.63%, 02/10/23 (i)	293	291
AbbVie Inc.
3.20%, 05/14/26	538	509
Abercrombie & Fitch Management Co.
8.75%, 07/15/25 (e) (i)	109	108
Acuity Brands Lighting, Inc.
2.15%, 12/15/30	246	189
Aethon United BR LP
8.25%, 02/15/26 (i)	90	89
Aetna Inc.
2.80%, 06/15/23	354	350
AG TTMT Escrow Issuer LLC
8.63%, 09/30/27 (i)	60	61
AIG Global Funding
0.80%, 07/07/23 (i)	542	531
Aircastle Limited
4.13%, 05/01/24	160	155
Alabama Power Company
3.75%, 09/01/27	333	318
Allegiant Travel Company
7.25%, 08/15/27 (i)	185	176
Allegion Public Limited Company
5.41%, 07/01/32	186	180
Alliant Holdings Intermediate, LLC
4.25%, 10/15/27 (i)	399	359
Allied Universal Holdco LLC
6.63%, 07/15/26 (i)	351	322
Altria Group, Inc.
3.40%, 05/06/30	302	258
Amazon.com, Inc.
4.70%, 12/01/32	504	501
AMC Entertainment Holdings, Inc.
10.00%, 06/15/26 (i) (k) (l)	351	146
AMC Networks, Inc.
5.00%, 04/01/24	458	429
Ameren Corporation
1.75%, 03/15/28	76	65
American Airlines Group Inc.
3.75%, 03/01/25 (e) (i)	346	295
American Airlines, Inc.
5.50%, 04/20/26 (i)	849	816
American Express Company
3.70%, 08/03/23	706	701
2.55%, 03/04/27	960	874
American Tower Corporation
3.13%, 01/15/27	548	503
Amgen Inc.
2.30%, 02/25/31	377	307
Amkor Technology, Inc.
6.63%, 09/15/27 (i)	32	32
AMN Healthcare, Inc.
4.63%, 10/01/27 (i)	57	53
Antero Midstream Partners LP
7.88%, 05/15/26 (i)	247	251
Appalachian Power Company
2.70%, 04/01/31	190	156
4.50%, 08/01/32	51	48
Apple Inc.
2.50%, 02/09/25	85	81
3.20%, 05/13/25	355	343
3.35%, 08/08/32 (e)	50	45
APX Group, Inc.
6.75%, 02/15/27 (i)	159	153
Aramark Services, Inc.
6.38%, 05/01/25 (i)	183	181
Archrock Partners, L.P.
6.88%, 04/01/27 (i)	110	105
Arconic Corporation
6.00%, 05/15/25 (i)	137	135
Arizona Public Service Company
2.20%, 12/15/31	189	144
6.35%, 12/15/32	50	53
Artera Services, LLC
9.03%, 12/04/25 (i)	205	171
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (i)	89	87
Assurant, Inc.
4.90%, 03/27/28 (m)	356	341
AT&T Inc.
4.35%, 03/01/29	510	486
Avient Corporation
5.75%, 05/15/25 (i)	55	54
AXIS Specialty Finance LLC
3.90%, 07/15/29	239	213
AXIS Specialty Finance PLC
4.00%, 12/06/27	53	49
B&G Foods, Inc.
5.25%, 09/15/27	177	136
B. A. T. Capital Corporation
3.46%, 09/06/29	261	224
Ball Corporation
4.88%, 03/15/26	184	179
Bank of America Corporation
1.53%, 12/06/25	50	46
1.32%, 06/19/26	348	313
3.82%, 01/20/28	50	47
2.57%, 10/20/32	50	39
4.57%, 04/27/33	617	565
Bath & Body Works, Inc.
6.75%, 07/01/36	75	66
Bausch Health Companies Inc.
9.25%, 04/01/26 (i)	371	261
8.50%, 01/31/27 (i)	5	3
5.75%, 08/15/27 (i)	72	49
BCPE Empire Holdings, Inc.
7.63%, 05/01/27 (i)	22	20
Becton, Dickinson and Company
1.96%, 02/11/31	135	107
Berry Plastics Escrow Corporation
5.63%, 07/15/27 (i)	38	37
Bio-Rad Laboratories, Inc.
3.70%, 03/15/32	194	166
BlackRock, Inc.
1.90%, 01/28/31	50	40
Block, Inc.
2.75%, 06/01/26	183	164
Boardwalk Pipelines, LP
3.60%, 09/01/32	50	41
Boston Properties Limited Partnership
2.75%, 10/01/26	348	313
6.75%, 12/01/27	145	150
2.90%, 03/15/30	50	41
Boxer Parent Company Inc.
7.13%, 10/02/25 (i)	131	128
Brixmor Operating Partnership LP
4.13%, 05/15/29	130	116

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Broadcom Inc.
5.00%, 04/15/30	322	306
4.15%, 11/15/30	50	45
4.30%, 11/15/32	50	44
Brookfield Property REIT Inc.
5.75%, 05/15/26 (i)	190	175
4.50%, 04/01/27 (i)	6	5
Brown & Brown, Inc.
4.50%, 03/15/29	287	265
Buckeye Partners, L.P.
4.13%, 03/01/25 (i)	6	6
Burlington Resources Finance Co
7.20%, 08/15/31	50	57
California Resources Corporation
7.13%, 02/01/26 (i)	20	19
Calumet Specialty Products Partners, L.P.
11.00%, 04/15/25 (i)	152	159
Capital One Financial Corporation
4.99%, 07/24/26	943	925
3.27%, 03/01/30	87	74
Carvana Co.
5.63%, 10/01/25 (i)	41	18
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27 (i)	10	9
Caterpillar Financial Services Corporation
3.65%, 08/12/25	53	52
CD&R Smokey Buyer Inc
6.75%, 07/15/25 (i)	85	73
CDW Finance Corporation
3.25%, 02/15/29	335	284
CEC Entertainment Company, LLC
6.75%, 05/01/26 (i)	129	120
Celanese US Holdings LLC
5.90%, 07/05/24 (m)	500	500
CenterPoint Energy Resources Corp.
5.28%, (3 Month USD LIBOR + 0.50%), 03/02/23 (n)	500	500
Chesapeake Energy Corporation
5.50%, 02/01/26 (i)	110	106
Choice Hotels International, Inc.
3.70%, 12/01/29	238	208
Churchill Downs Incorporated
5.50%, 04/01/27 (i)	142	135
Cintas Corporation No. 2
4.00%, 05/01/32	54	51
Clarios Global LP
6.25%, 05/15/26 (i)	327	320
8.50%, 05/15/27 (e) (i)	12	12
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/27 (i)	40	35
7.75%, 04/15/28 (e) (i)	6	4
Cleveland-Cliffs Inc.
6.75%, 03/15/26 (i)	108	108
5.88%, 06/01/27 (e)	57	55
Colt Merger Sub, Inc.
5.75%, 07/01/25 (i)	119	117
Comerica Incorporated
3.70%, 07/31/23	705	703
Commscope Finance LLC
8.25%, 03/01/27 (i)	325	254
Community Health Systems, Inc.
5.63%, 03/15/27 (i)	500	429
Constellation Brands, Inc.
3.15%, 08/01/29	426	374
CoreCivic, Inc.
8.25%, 04/15/26	172	176
Coty Inc.
5.00%, 04/15/26 (i)	211	201
Crescent Energy Finance LLC
7.25%, 05/01/26 (i)	83	79
Crestwood Midstream Partners LP
5.63%, 05/01/27 (i)	193	180
Crown Americas LLC
4.75%, 02/01/26	104	101
Crown Castle Inc.
3.65%, 09/01/27	158	147
CVR Energy, Inc.
5.25%, 02/15/25 (i)	72	66
CVS Health Corporation
3.75%, 04/01/30	503	456
Darling Ingredients Inc.
5.25%, 04/15/27 (i)	141	138
Delek Logistics Partners, LP
7.13%, 06/01/28 (i)	133	120
Dell International L.L.C.
5.30%, 10/01/29 (m)	344	336
Delta Air Lines, Inc.
2.90%, 10/28/24	2	2
7.38%, 01/15/26	247	253
4.38%, 04/19/28	44	39
Diamond Sports Group, LLC
5.38%, 08/15/26 (i)	699	83
Diebold Nixdorf, Incorporated
9.38%, 07/15/25 (e) (i)	73	50
DIRECTV Financing, LLC
5.88%, 08/15/27 (i)	443	397
DISH DBS Corporation
5.25%, 12/01/26 (i)	551	465
Dominion Energy, Inc.
2.45%, 01/15/23 (i)	551	550
DTE Energy Company
2.95%, 03/01/30	341	291
Eagle Materials Inc.
2.50%, 07/01/31	57	44
Earthstone Energy Holdings, LLC
8.00%, 04/15/27 (i)	188	179
eBay Inc.
5.95%, 11/22/27	417	429
6.30%, 11/22/32	50	52
Eco Material Technologies Inc.
7.88%, 01/31/27 (i)	137	131
Edwards Lifesciences Corporation
4.30%, 06/15/28	506	484
Eldorado Resorts, Inc.
6.25%, 07/01/25 (i)	619	602
8.13%, 07/01/27 (i)	6	6
Elevance Health, Inc.
3.30%, 01/15/23	350	350
EQM Midstream Partners, LP
6.00%, 07/01/25 (i)	50	49
7.50%, 06/01/27 (i)	67	66
6.50%, 07/01/27 (i)	21	20
EQT Corporation
6.13%, 02/01/25 (k) (m)	211	212
Equitable Holdings, Inc.
3.90%, 04/20/23	532	531
Essential Utilities, Inc.
3.57%, 05/01/29	80	72
Eversource Energy
2.80%, 05/01/23	1,000	993
Exela International L.L.C.
11.50%, 07/15/26 (i)	98	15
Expedia Group, Inc.
3.25%, 02/15/30	53	45
Exxon Mobil Corporation
2.71%, 03/06/25	50	48
3.04%, 03/01/26	162	155
Ferrellgas Escrow, LLC
5.38%, 04/01/26 (i)	87	79
Fidelity National Financial, Inc.
2.45%, 03/15/31	225	170
Fifth Third Bancorp
4.77%, 07/28/30	345	329
Florida Power & Light Company
2.85%, 04/01/25	518	496
Ford Motor Credit Company LLC
3.37%, 11/17/23	285	279
2.70%, 08/10/26	1,183	1,027
4.13%, 08/17/27	5	4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Fortinet, Inc.
2.20%, 03/15/31	85	65
Fortress Transportation And Infrastructure Investors LLC
6.50%, 10/01/25 (i)	134	126
Fortune Brands Innovations, Inc.
4.00%, 03/25/32	151	131
Foxtrot Escrow Issuer LLC
12.25%, 11/15/26 (i)	152	126
Freedom Mortgage Corporation
6.63%, 01/15/27 (i)	124	97
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (i)	57	53
5.00%, 05/01/28 (i)	8	7
Gates Global LLC
6.25%, 01/15/26 (i)	66	64
Gen Digital Inc.
6.75%, 09/30/27 (i)	76	75
General Dynamics Corporation
3.75%, 05/15/28	264	251
Genesis Energy, L.P.
8.00%, 01/15/27	114	107
7.75%, 02/01/28	5	5
Glencore Funding LLC
4.13%, 05/30/23 (i)	500	497
Globe Life Inc.
2.15%, 08/15/30	275	218
Grand Canyon University
4.13%, 10/01/24	30	28
Gray Escrow, Inc.
7.00%, 05/15/27 (i)	179	159
Guitar Center Escrow Issuer II, Inc.
8.50%, 01/15/26 (i)	65	54
Gulfport Energy Operating Corporation
8.00%, 05/17/26	65	64
Hat Holdings I LLC
3.38%, 06/15/26 (i)	152	132
Hawaiian Brand Intellectual Property, Ltd.
5.75%, 01/20/26 (i)	105	95
Herc Holdings Inc.
5.50%, 07/15/27 (i)	142	132
Hertz Vehicle Financing II LP
4.63%, 12/01/26 (i)	188	158
Hess Infrastructure Partners LP
5.63%, 02/15/26 (i)	193	187
Hilton Domestic Operating Company Inc.
5.38%, 05/01/25 (i)	119	118
Home Point Capital Inc.
5.00%, 02/01/26 (i)	114	78
Host Hotels & Resorts, L.P.
4.00%, 06/15/25	532	510
Howmet Aerospace Inc.
6.88%, 05/01/25	71	73
HP, Inc.
2.65%, 06/17/31	266	208
HUB International Limited
7.00%, 05/01/26 (i)	322	316
Hyundai Capital America
5.75%, 04/06/23 (i)	100	100
IAA Spinco Inc.
5.50%, 06/15/27 (i)	92	89
Icahn Enterprises L.P.
6.25%, 05/15/26	56	54
5.25%, 05/15/27	509	467
iHeartCommunications, Inc.
8.38%, 05/01/27 (e)	105	89
5.25%, 08/15/27 (i)	242	205
Intel Corporation
3.40%, 03/25/25	168	164
4.00%, 12/15/32	362	335
Inter-American Development Bank
1.70%, 10/10/24, CAD	50	35
4.40%, 01/26/26, CAD	490	367
Intercontinental Exchange, Inc.
1.85%, 09/15/32	50	38
iStar Inc.
4.25%, 08/01/25	163	160
Jefferies Group LLC
4.15%, 01/23/30	267	239
Johnson & Johnson
0.55%, 09/01/25	50	45
2.90%, 01/15/28	160	149
Juniper Networks, Inc.
3.75%, 08/15/29	292	260
Keurig Dr Pepper Inc.
4.05%, 04/15/32	306	279
KeyBank National Association
3.90%, 04/13/29	307	273
Kilroy Realty, L.P.
4.38%, 10/01/25	524	507
LABL Escrow Issuer LLC
6.75%, 07/15/26 (i)	165	157
Ladder Capital Finance Holdings LLLP
4.25%, 02/01/27 (i)	177	149
Las Vegas Sands Corp.
2.90%, 06/25/25	343	316
3.50%, 08/18/26	50	45
Lazard Group LLC
4.50%, 09/19/28	307	285
Legacy Lifepoint Health, LLC
9.75%, 12/01/26 (i)	308	248
Leidos, Inc.
4.38%, 05/15/30 (m)	250	226
Level 3 Financing, Inc.
4.63%, 09/15/27 (i)	175	146
4.25%, 07/01/28 (i)	64	50
LGI Homes, Inc.
4.00%, 07/15/29 (i)	133	103
Life Time, Inc.
5.75%, 01/15/26 (i)	111	103
Live Nation Entertainment, Inc.
6.50%, 05/15/27 (i)	61	60
4.75%, 10/15/27 (i)	192	171
3.75%, 01/15/28 (i)	14	12
Logan Merger Sub, Inc.
5.50%, 09/01/27 (i)	196	106
LSF9 Atlantis
7.75%, 02/15/26 (i)	98	87
Lumen Technologies Inc.
4.00%, 02/15/27 (i)	276	234
M&T Bank Corporation
3.55%, 07/26/23	369	367
Magnum Management Corporation
5.50%, 05/01/25 (i)	119	118
Marriott International, Inc.
5.00%, 10/15/27 (m)	379	374
4.63%, 06/15/30 (m)	62	58
3.50%, 10/15/32 (m)	50	42
Matador Resources Company
5.88%, 09/15/26	224	216
Mattel, Inc.
3.38%, 04/01/26 (i)	162	149
Maxar Technologies Inc.
7.75%, 06/15/27 (i)	41	43
McKesson Corporation
2.85%, 03/15/23	531	529
Merck & Co., Inc.
2.75%, 02/10/25	527	505
Meta Platforms, Inc.
3.50%, 08/15/27	538	501
Metropolitan Edison Company
3.50%, 03/15/23 (i)	554	552
Metropolitan Life Global Funding I
3.00%, 01/10/23 (i)	580	580
MGM Resorts International
6.75%, 05/01/25	241	243
5.50%, 04/15/27	6	6
Microchip Technology Incorporated
0.98%, 09/01/24	55	51

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Millennium Escrow Corporation
6.63%, 08/01/26 (i)	129	82
Mohegan Tribal Gaming Authority
8.00%, 02/01/26 (i)	222	206
Morgan Stanley
3.59%, 07/22/28	556	511
1.79%, 02/13/32	50	37
1.93%, 04/28/32	50	38
2.51%, 10/20/32	535	418
Moss Creek Resources Holdings, Inc.
10.50%, 05/15/27 (i)	71	68
Motorola Solutions, Inc.
2.30%, 11/15/30	50	39
2.75%, 05/24/31	225	180
MPLX LP
1.75%, 03/01/26	569	508
Murphy Oil Corporation
6.13%, 12/01/42 (k) (m)	73	57
Muzinich U.S. High Yield Corporate Bond Fund
9.75%, 08/15/26 (i)	237	232
Nabors Industries, Inc.
5.75%, 02/01/25	93	89
Nationstar Mortgage Holdings Inc.
6.00%, 01/15/27 (i)	151	135
Navient Corporation
6.75%, 06/15/26	129	123
5.00%, 03/15/27	115	101
NCR Corporation
5.75%, 09/01/27 (i)	102	98
5.00%, 10/01/28 (i)	8	7
NetApp, Inc.
2.70%, 06/22/30	290	238
Netflix, Inc.
3.63%, 06/15/25 (i)	91	87
New Fortress Energy Inc.
6.75%, 09/15/25 (i)	315	299
6.50%, 09/30/26 (i)	9	8
Newell Brands Inc.
4.88%, 06/01/25	43	42
6.38%, 09/15/27	86	85
NewMarket Corporation
2.70%, 03/18/31	210	164
Newmont Corporation
2.60%, 07/15/32	50	40
Nexstar Escrow Inc.
5.63%, 07/15/27 (i)	208	191
Nexstar Media Group, Inc.
4.75%, 11/01/28 (i)	5	4
NextEra Energy Capital Holdings, Inc.
4.59%, (SOFR + 0.54%), 03/01/23 (n)	275	274
NextEra Energy Operating Partners, LP
4.25%, 07/15/24 (i)	152	148
4.50%, 09/15/27 (i)	94	87
NGL Energy Operating LLC
7.50%, 02/01/26 (i)	245	218
NMG Holding Company, Inc.
7.13%, 04/01/26 (i)	131	123
Northrop Grumman Corporation
3.25%, 08/01/23	355	352
Novartis Capital Corporation
3.40%, 05/06/24	50	49
Novelis Corporation
3.25%, 11/15/26 (i)	222	199
4.75%, 01/30/30 (i)	7	6
NuStar Logistics, L.P.
5.75%, 10/01/25	35	34
6.00%, 06/01/26	141	136
5.63%, 04/28/27	18	17
NVIDIA Corporation
0.31%, 06/15/23	673	661
NVR, Inc.
3.00%, 05/15/30	185	155
Occidental Petroleum Corporation
6.95%, 07/01/24	281	286
8.50%, 07/15/27	54	58
OGE Energy Corp.
0.70%, 05/26/23	500	492
Omega Healthcare Investors, Inc.
4.50%, 01/15/25	60	58
OneMain Finance Corporation
6.13%, 03/15/24	458	443
7.13%, 03/15/26	10	10
3.50%, 01/15/27	122	101
ONEOK, Inc.
2.20%, 09/15/25	77	71
3.10%, 03/15/30	301	253
Outfront Media Capital Corporation
5.00%, 08/15/27 (i)	27	24
Owens Corning
3.88%, 06/01/30	267	237
Owens-Brockway Glass Container Inc.
6.63%, 05/13/27 (i)	18	18
PACCAR Financial Corp.
1.80%, 02/06/25	50	47
PacifiCorp
2.70%, 09/15/30	287	247
Paramount Global
6.38%, 03/30/62	58	47
Parker-Hannifin Corporation
4.50%, 09/15/29	105	101
Party City Holdings Inc.
8.75%, 02/15/26 (i)	3	1
PBF Holding Company LLC
6.00%, 02/15/28	182	161
PennyMac Financial Services, Inc.
5.38%, 10/15/25 (i)	5	5
Penske Automotive Group, Inc.
3.50%, 09/01/25	69	64
Performance Food Group Company
5.50%, 10/15/27 (i)	55	52
Pfizer Inc.
3.60%, 09/15/28	524	501
Philip Morris International Inc.
3.13%, 03/02/28	52	47
5.75%, 11/17/32	255	261
Phillips 66
3.55%, 10/01/26 (i)	479	450
PNC Bank, National Association
3.50%, 06/08/23	600	598
Presidio Holdings, Inc.
4.88%, 02/01/27 (i)	185	169
Prime Healthcare Services, Inc.
7.25%, 11/01/25 (i)	104	88
Prime Security Services Borrower, LLC
5.25%, 04/15/24 (i)	10	10
5.75%, 04/15/26 (i)	132	127
3.38%, 08/31/27 (i)	240	209
Protective Life Global Funding
1.08%, 06/09/23 (i)	270	265
Quanta Services, Inc.
2.90%, 10/01/30	273	225
QVC, Inc.
4.75%, 02/15/27	208	146
Radiate HoldCo, LLC
4.50%, 09/15/26 (i)	219	161
Regency Centers, L.P.
4.13%, 03/15/28	52	48
2.95%, 09/15/29	50	42
3.70%, 06/15/30	50	44
Reynolds Group Issuer Inc.
4.00%, 10/15/27 (i)	226	201
RHP Hotel Properties, LP
4.75%, 10/15/27	92	84
Rite Aid Corporation
8.00%, 11/15/26 (i)	17	9
Rithm Capital Corp.
6.25%, 10/15/25 (i)	41	37
RLJ III-EM Columbus Lessee, LLC
3.75%, 07/01/26 (i)	26	23

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Rocket Mortgage, LLC
2.88%, 10/15/26 (i)	210	181
RP Escrow Issuer LLC
5.25%, 12/15/25 (i)	116	89
RPM International Inc.
4.55%, 03/01/29	278	258
Sabre GLBL Inc.
7.38%, 09/01/25 (i)	267	256
Safeway Inc.
3.25%, 03/15/26 (i)	338	309
SBA Communications Corporation
3.88%, 02/15/27	284	257
Scientific Games International, Inc.
8.63%, 07/01/25 (i)	55	56
SCIL IV LLC / SCIL USA Holdings LLC
5.38%, 11/01/26 (i)	230	195
Select Medical Corporation
6.25%, 08/15/26 (i)	146	139
Sempra Energy
3.40%, 02/01/28	51	47
Service Properties Trust
4.35%, 10/01/24	198	180
Shutterfly, LLC
8.50%, 10/01/26 (i)	34	20
Sirius XM Radio Inc.
3.13%, 09/01/26 (i)	232	206
SLM Corporation
4.20%, 10/29/25	107	97
3.13%, 11/02/26	7	6
Southern Company Gas Capital Corporation
1.75%, 01/15/31	164	125
Southwest Airlines Co.
3.00%, 11/15/26	127	117
Specialty Building Products Holdings, LLC
6.38%, 09/30/26 (i)	190	153
Spectra Energy Partners, LP
4.75%, 03/15/24	51	51
Spirit AeroSystems, Inc.
7.50%, 04/15/25 (i)	321	317
Spirit Realty, L.P.
4.45%, 09/15/26	375	358
Sprint Corporation
7.63%, 03/01/26	185	195
SS&C Technologies, Inc.
5.50%, 09/30/27 (i)	279	263
Staples, Inc.
7.50%, 04/15/26 (i)	128	110
10.75%, 04/15/27 (e) (i)	252	181
Starwood Property Trust, Inc.
4.38%, 01/15/27 (i)	148	130
State Street Corporation
4.42%, 05/13/33	51	48
3.03%, 11/01/34	205	173
Stericycle, Inc.
5.38%, 07/15/24 (i)	23	23
Summit Midstream Holdings, LLC
8.50%, 10/15/26 (i)	211	200
Surgery Center Holdings, Inc.
10.00%, 04/15/27 (e) (i)	65	66
Synchrony Financial
4.38%, 03/19/24	191	188
Tallgrass Energy Partners, LP
7.50%, 10/01/25 (i)	158	159
Taylor Morrison Communities, Inc.
5.88%, 06/15/27 (i)	62	60
TCI Communications, Inc.
7.13%, 02/15/28	454	496
TEGNA Inc.
4.75%, 03/15/26 (i)	150	146
Tenet Healthcare Corporation
4.88%, 01/01/26 (i)	506	482
6.25%, 02/01/27 (i)	170	163
The Bank of New York Mellon Corporation
3.85%, 04/26/29	600	558
The Charles Schwab Corporation
2.90%, 03/03/32	74	63
The Goldman Sachs Group, Inc.
0.67%, 03/08/24	500	494
5.70%, 11/01/24	50	51
1.76%, 01/24/25	423	405
3.27%, 09/29/25	63	61
2.62%, 04/22/32	624	497
The Kroger Co.
7.50%, 04/01/31	69	78
The PNC Financial Services Group, Inc.
4.63%, 06/06/33	293	271
The Providence Service Corporation
5.88%, 11/15/25 (i)	106	100
The Southern Company
5.70%, 10/15/32	50	51
The William Carter Company
5.63%, 03/15/27 (i)	142	137
TK Elevator U.S. Newco, Inc.
5.25%, 07/15/27 (i)	306	272
T-Mobile USA, Inc.
3.38%, 04/15/29	571	503
Townsquare Media, Inc.
6.88%, 02/01/26 (i)	40	35
Toyota Motor Credit Corporation
2.63%, 01/10/23	696	696
Transcontinental Gas Pipe Line Company, LLC
7.85%, 02/01/26	465	496
TransDigm Inc.
8.00%, 12/15/25 (i)	426	432
6.25%, 03/15/26 (i)	576	569
5.50%, 11/15/27	6	6
Transocean Inc
11.50%, 01/30/27 (i)	143	144
Travel + Leisure Co.
6.63%, 07/31/26 (i)	168	165
TripAdvisor, Inc.
7.00%, 07/15/25 (i)	60	60
Triumph Group, Inc.
6.25%, 09/15/24 (i)	79	75
Truist Bank
2.64%, 09/17/29	469	439
U.S. Bancorp
4.55%, 07/22/28	825	808
U.S. Foods Inc.
6.25%, 04/15/25 (i)	119	118
Uber Technologies, Inc.
8.00%, 11/01/26 (i)	431	434
7.50%, 09/15/27 (i)	10	10
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (i)	239	223
United Parcel Service, Inc.
3.40%, 03/15/29	50	47
2.50%, 09/01/29	171	149
United Rentals (North America), Inc.
4.88%, 01/15/28	5	5
United Wholesale Mortgage, LLC
5.75%, 06/15/27 (i)	157	135
UnitedHealth Group Incorporated
3.75%, 07/15/25	483	472
Uniti Group Inc.
7.88%, 02/15/25 (i)	270	262
Univision Communications Inc.
6.63%, 06/01/27 (i)	94	91
4.50%, 05/01/29 (i)	5	4
Unum Group
4.00%, 06/15/29	127	115
USA Compression Finance Corp.
6.88%, 04/01/26	178	171
Vail Resorts, Inc.
6.25%, 05/15/25 (i)	157	157
Vector Group Ltd.
10.50%, 11/01/26 (i)	153	152

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Vericast Corp.
11.00%, 09/15/26 (i)	221	235
Veritas USA Inc.
7.50%, 09/01/25 (i)	209	143
Verizon Communications Inc.
4.02%, 12/03/29	544	510
ViaSat, Inc.
5.63%, 09/15/25 (i)	197	184
Viking Cruises Limited
5.88%, 09/15/27 (i)	9	7
Virginia Electric and Power Company
3.10%, 05/15/25	124	119
2.40%, 03/30/32	74	60
Vistra Operations Company LLC
5.63%, 02/15/27 (i)	341	326
5.00%, 07/31/27 (i)	198	184
VMware, Inc.
4.65%, 05/15/27 (m)	524	506
Volkswagen Group of America, Inc.
3.13%, 05/12/23 (i)	500	496
W. R. Grace Holdings LLC
5.63%, 08/15/29 (i)	8	6
Walmart Inc.
3.70%, 06/26/28	52	50
7.55%, 02/15/30	169	198
Wash Multifamily Acquisition Inc.
5.75%, 04/15/26 (i)	103	97
Waste Pro USA, Inc.
5.50%, 02/15/26 (i)	153	136
Watco Companies, L.L.C.
6.50%, 06/15/27 (i)	82	78
Welltower OP LLC
4.13%, 03/15/29	332	305
3.10%, 01/15/30	50	42
WESCO Distribution, Inc.
7.13%, 06/15/25 (i)	316	320
Western Midstream Operating, LP
3.35%, 02/01/25 (k) (m)	32	30
Westinghouse Air Brake Technologies Corporation
4.95%, 09/15/28 (k) (m)	343	329
Weyerhaeuser Company
7.38%, 03/15/32	185	205
Wolverine Escrow LLC
9.00%, 11/15/26 (i)	68	44
Wynn Resorts Finance, LLC
7.75%, 04/15/25 (i)	72	72
Xcel Energy Inc.
1.75%, 03/15/27	50	44
3.40%, 06/01/30	144	128
Xerox Holdings Corporation
5.00%, 08/15/25 (i)	52	48
XHR LP
6.38%, 08/15/25 (i)	49	48
Zayo Group Holdings, Inc.
4.00%, 03/01/27 (i)	322	239
Ziprecruiter, Inc.
5.00%, 01/15/30 (i)	50	41
Zoetis Inc.
3.25%, 02/01/23	134	134
		82,671
Canada 1.7%
Air Canada
3.88%, 08/15/26 (i)	26	23
Algonquin Power & Utilities Corp.
4.75%, 01/18/82 (o)	17	14
Baffinland Iron Mines Corporation
8.75%, 07/15/26 (i)	69	65
Bank of Montreal
4.83%, (SOFR + 0.68%), 03/10/23 (n) (o)	1,430	1,431
3.97%, (SOFR + 0.27%), 04/14/23 (n) (o)	263	263
3.80%, 12/15/32 (o)	238	209
Bausch Health Companies Inc.
7.00%, 01/15/28 (i)	27	13
Bombardier Inc.
7.13%, 06/15/26 (i)	348	341
7.88%, 04/15/27 (i)	18	18
Brookfield Residential Properties Inc.
6.25%, 09/15/27 (i)	84	75
Canadian Imperial Bank of Commerce
0.45%, 06/22/23 (o)	1,419	1,389
0.95%, 06/23/23 (o)	282	276
2.25%, 01/28/25 (o)	1,073	1,013
Canadian Pacific Railway Limited
7.13%, 10/15/31	218	241
Enerflex Ltd.
9.00%, 10/15/27 (i)	104	104
Garda World Security Corporation
4.63%, 02/15/27 (i)	155	137
GFL Environmental Inc.
5.13%, 12/15/26 (i)	206	198
GW B-CR Security Corporation
9.50%, 11/01/27 (i)	5	5
Hudbay Minerals Inc.
4.50%, 04/01/26 (d)	71	65
MEG Energy Corp.
7.13%, 02/01/27 (i)	221	226
Methanex Corporation
5.13%, 10/15/27	106	98
Ontario Teachers' Finance Trust
0.50%, 05/06/25, EUR (d)	2,000	1,996
1.13%, 05/15/26, GBP (d)	2,700	2,911
1.10%, 10/19/27, CAD (i)	297	193
0.10%, 05/19/28, EUR (d)	875	779
Restaurant Brands International Limited Partnership
5.75%, 04/15/25 (i)	140	139
Royal Bank of Canada
1.60%, 04/17/23 (o)	1,224	1,212
0.88%, 01/20/26 (o)	915	811
4.24%, 08/03/27 (o)	94	92
2.30%, 11/03/31 (o)	51	41
3.88%, 05/04/32 (o)	72	66
Strathcona Resources Ltd.
6.88%, 08/01/26 (i)	122	90
Telesat Canada
5.63%, 12/06/26 (i)	36	17
The Bank of Nova Scotia
1.63%, 05/01/23 (o)	530	523
3.45%, 04/11/25 (o)	1,007	971
1.05%, 03/02/26 (o)	50	44
The Toronto-Dominion Bank
0.30%, 06/02/23 (o)	437	428
0.75%, 06/12/23 - 01/06/26 (o)	684	627
3.63%, 09/15/31 (o)	468	432
Titan Acquisition Limited
7.75%, 04/15/26 (i)	78	70
Vermilion Energy Inc.
6.88%, 05/01/30 (i)	143	131
		17,777
South Korea 0.5%
Korea Electric Power Corp
0.75%, 01/27/26 (i)	755	661
The Export-Import Bank of Korea
0.00%, 10/19/24, EUR (d)	1,990	1,998
0.75%, 09/21/25	1,618	1,442
2.63%, 05/26/26	1,050	980
		5,081
Netherlands 0.5%
Ardagh Packaging Finance Public Limited Company
5.25%, 08/15/27 (i)	320	235
BNG Bank N.V.
0.75%, 11/13/23, AUD	830	550
Herbalife Nutrition Ltd.
7.88%, 09/01/25 (i)	73	65
Nederlandse Waterschapsbank N.V.
2.00%, 12/16/24, GBP (d)	2,570	2,956
3.50%, 07/20/27, AUD	460	299

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Shell International Finance B.V.
2.88%, 05/10/26	539	508
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (i)	280	262
		4,875
France 0.4%
Altice France Holding S.A.
8.13%, 02/01/27 (i)	341	311
BNP Paribas
3.50%, 03/01/23 (i)	300	299
Dexia Credit Local
0.50%, 07/22/23, GBP (d)	1,200	1,423
0.25%, 12/11/24, GBP (d)	700	779
1.25%, 10/27/25, EUR (d)	1,000	1,012
		3,824
United Kingdom 0.3%
B. A. T. Capital Corporation
3.56%, 08/15/27	50	46
B.A.T. International Finance P.L.C.
1.67%, 03/25/26	267	236
Connect Finco SARL
6.75%, 10/01/26 (i)	200	186
EG Global Finance PLC
6.75%, 02/07/25 (i)	302	261
HSBC Holdings PLC
2.10%, 06/04/26 (o)	208	190
5.21%, 08/11/28	844	813
International Game Technology PLC
4.13%, 04/15/26 (i)	255	239
Lloyds Banking Group PLC
3.87%, 07/09/25 (o)	718	697
1.63%, 05/11/27 (o)	363	314
Rolls-Royce PLC
5.75%, 10/15/27 (i)	228	217
Vodafone Group Public Limited Company
3.25%, 06/04/81	55	46
		3,245
Japan 0.2%
Development Bank of Japan Inc.
0.88%, 10/10/25, EUR (d)	960	957
Mitsubishi UFJ Financial Group Inc
2.19%, 02/25/25	207	194
1.54%, 07/20/27	942	818
Mizuho Financial Group, Inc.
2.84%, 07/16/25	201	192
		2,161
Germany 0.2%
Deutsche Bank Aktiengesellschaft
0.90%, 05/28/24 (o)	1,094	1,025
KfW
3.20%, 09/11/26, AUD	880	579
		1,604
Singapore 0.1%
Temasek Financial (I) Limited
3.63%, 08/01/28 (d)	250	240
1.63%, 08/02/31 (i)	1,151	913
2.38%, 08/02/41 (i)	626	444
		1,597
China 0.1%
China Development Bank
0.88%, 01/24/24, EUR (d)	1,000	1,043
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26 (i)	12	11
		1,054
Panama 0.1%
Carnival Corporation
10.50%, 02/01/26 (i)	175	176
7.63%, 03/01/26 (e) (i)	708	565
5.75%, 03/01/27 (i)	45	32
9.88%, 08/01/27 (i)	105	99
		872
Liberia 0.1%
Royal Caribbean Cruises Ltd.
5.50%, 08/31/26 (i)	507	427
5.38%, 07/15/27 (i)	491	399
		826
Bermuda 0.1%
Aircastle Limited
4.25%, 06/15/26	376	355
Nabors Industries Ltd
7.25%, 01/15/26 (i)	119	113
NCL Corporation Ltd.
3.63%, 12/15/24 (i)	222	190
5.88%, 03/15/26 - 02/15/27 (i)	131	108
Viking Cruises Limited
13.00%, 05/15/25 (i)	40	42
7.00%, 02/15/29 (i)	8	7
		815
New Zealand 0.1%
ASB Bank Limited
3.75%, 06/14/23 (i)	677	673
Macau 0.1%
MGM China Holdings Limited
4.75%, 02/01/27 (i)	350	310
Sands China Ltd.
4.30%, 01/08/26 (k) (m)	394	363
		673
Australia 0.1%
FMG Resources (August 2006) Pty Ltd
5.13%, 05/15/24 (i)	41	40
4.50%, 09/15/27 (i)	149	138
Westpac Banking Corporation
2.00%, 01/13/23	307	307
2.89%, 02/04/30 (o)	196	179
		664
Hong Kong 0.0%
Wynn Macau, Limited
5.50%, 01/15/26 (i)	288	264
Ireland 0.0%
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (i)	227	213
Cayman Islands 0.0%
Global Aviation Leasing Co., Ltd.
7.25%, 09/15/24 (i) (k) (l)	233	199
Saudi Arabia 0.0%
Saudi Arabian Oil Company
1.25%, 11/24/23 (i)	200	192
Switzerland 0.0%
Novartis Capital Corporation
3.10%, 05/17/27	50	47
Luxembourg 0.0%
Camelot Finance S.A.
4.50%, 11/01/26 (i)	9	8
Total Corporate Bonds And Notes (cost $135,000)		129,335
PREFERRED STOCKS 0.5%
Germany 0.2%
Bayerische Motoren Werke Aktiengesellschaft	—	10
Henkel AG & Co. KGaA (o)	—	26
Porsche Automobil Holding SE (o)	—	18
Sartorius Aktiengesellschaft	—	22
Volkswagen Aktiengesellschaft (o)	15	1,865
		1,941
Switzerland 0.2%
Chocoladefabriken Lindt & Sprungli AG	—	20
Roche Holding AG	6	1,733
Schindler Holding AG	—	18
		1,771
Brazil 0.1%
Gerdau S.A.	67	370
Itau Unibanco Holding S.A. (o)	108	510

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Petroleo Brasileiro S/A Petrobras. (o)	108	500
		1,380
Spain 0.0%
Grifols, S.A.	1	5
Italy 0.0%
Telecom Italia SPA	14	3
Total Preferred Stocks (cost $6,347)		5,100
WARRANTS 0.1%
China 0.1%
Acrobiosystems Co.,Ltd (a) (p)	2	36
Amoy Diagnostics Co., Ltd. (a) (p)	18	70
BNP Paribas Issuance B.V. (a) (p)	4	60
BNP Paribas Issuance B.V. (a) (p)	2	35
Centre Testing International Group Co. Ltd. (a) (p)	9	30
Centre Testing International Group Co. Ltd. (a) (p)	37	120
Chacha Food Company, Limited (a) (p)	10	70
Dongguan Yiheda Automation Co.,Ltd. (a) (p)	7	66
Glodon Company Limited (a) (p)	—	2
Hangzhou Anheng Information Technology Co., Ltd. (a) (p)	1	14
Hangzhou Anheng Information Technology Co., Ltd. (a) (p)	4	123
Shanghai Liangxin Electrical Co., Ltd. (a) (p)	33	70
Spring Airlines Co., Ltd. (a) (p)	14	129
UBS AG (a) (p)	3	48
Zhejiang SUPCON Technology Co., Ltd. (a) (p)	8	101
Total Warrants (cost $980)		974
INVESTMENT COMPANIES 0.0%
United States of America 0.0%
iShares MSCI EAFE ETF	—	20
Total Investment Companies (cost $20)		20
RIGHTS 0.0%
United States of America 0.0%
Localiza Rent A Car S/A (a)	—	—
Total Rights (cost $0)		—
SHORT TERM INVESTMENTS 9.0%
Investment Companies 4.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (q) (r)	47,180	47,180
Commercial Paper 3.7%
Alimentation Couche-Tard Inc.
4.87%, 01/25/23	300	299
American Honda Finance Corporation
4.81%, 02/03/23	700	697
Australia and New Zealand Banking Group Limited
5.25%, 09/12/23	673	648
5.30%, 11/22/23	744	707
5.18%, 12/15/23	686	650
BPCE
5.18%, 06/06/23	1,000	978
Cafco LLC
3.90%, 01/09/23	1,000	999
Caisse des Depots et Consignations
3.73%, 01/06/23	1,000	999
CDP Financiere Inc.
3.96%, 02/01/23	1,000	996
Consolidated Edison Company of New York, Inc.
4.76%, 01/10/23	350	350
Cooperatieve Rabobank U.A.
5.15%, 08/14/23	1,000	967
DBS Bank Ltd.
3.78%, 01/06/23	700	699
4.31%, 03/20/23	600	594
5.12%, 06/07/23	676	661
DNB ASA
5.26%, 11/17/23	557	531
5.18%, 12/19/23	816	773
Dover Corporation
4.71%, 01/06/23	500	500
Enel Finance America, LLC
5.09%, 01/12/23	350	349
Evergy Kansas Central, Inc.
5.02%, 01/13/23	500	499
Export Development Canada
4.41%, 02/17/23	1,400	1,391
3.95%, 03/02/23	1,000	992
Federation des caisses Desjardins du Quebec
4.61%, 02/07/23	1,400	1,393
GTA Funding LLC
4.05%, 01/25/23	1,000	997
Healthpeak Properties, Inc.
5.07%, 01/31/23	500	498
HSBC USA Inc.
5.79%, 12/07/23	792	746
ING (U.S.) Funding LLC
5.14%, 09/21/23	700	673
Louisville Gas and Electric Company
4.92%, 01/10/23	500	499
Macquarie Group Limited
5.27%, 11/15/23	900	856
Mitsubishi UFJ Trust & Banking Corp
4.68%, 02/06/23	1,300	1,294
National Securities Clearing Corporation
4.41%, 02/15/23	1,400	1,392
Natixis Securities Americas LLC
5.32%, 09/01/23	1,000	964
Nordea Bank Abp
5.23%, 11/16/23	910	868
Ontario Teachers' Finance Trust
5.22%, 05/16/23	1,400	1,372
PSP Capital Inc.
3.77%, 01/06/23	1,000	999
RBC Capital Markets, LLC
5.37%, 11/21/23	450	428
5.29%, 12/12/23	444	421
Royal Bank of Canada
5.18%, 12/15/23	681	645
Skandinaviska Enskilda Banken AB
4.07%, 02/06/23	1,000	996
Societe Generale North America, Inc.
5.23%, 12/15/23	748	708
Suncor Energy Inc.
4.92%, 01/26/23	330	329
Telstra Corp. Ltd
4.56%, 01/04/23	500	500
TELUS Corporation
4.36%, 01/10/23	500	499
The Procter & Gamble Company
4.61%, 03/03/23	1,400	1,390
Toyota Finance Australia Limited
5.12%, 05/22/23	694	679
Transcanada Pipelines Limited
5.02%, 02/02/23	525	523
United Overseas Bank Limited
4.68%, 02/14/23	1,400	1,392
Waste Management, Inc.
4.77%, 01/10/23	525	524
Westpac Banking Corporation
4.80%, 07/10/23	500	486
5.37%, 08/23/23	511	494
		37,844
Certificates of Deposit 0.3%
Barclays Bank PLC
5.72%, 12/07/23 (r)	691	693
Lloyds Bank Corporate Markets PLC
5.49%, 12/14/23 (r)	957	955
Mizuho Bank, Ltd.
5.40%, 12/14/23 (r)	847	847
The Norinchukin Bank
4.92%, (SOFR + 0.55%), 02/27/23 (n) (r)	493	493
		2,988
U.S. Treasury Bill 0.2%
Treasury, United States Department of
4.40%, 03/30/23	1,550	1,534
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Treasury Securities 0.1%
Cabinet Office, Government of Japan
-0.84%, 03/20/23, JPY	197,100	1,502
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (q) (r)	907	907
Total Short Term Investments (cost $91,927)		91,955
Total Investments 98.8% (cost $1,114,947)		1,004,830
Total Securities Sold Short (0.1)% (proceeds $794)		(868)
Total Purchased Options 0.2% (cost $2,353)		1,573
Other Derivative Instruments (0.5)%		(5,057)
Other Assets and Liabilities, Net 1.6%		17,065
Total Net Assets 100.0%		1,017,543

(a) Non-income producing security.

(b) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes, which is owned by the Fund.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) All or a portion of the security was on loan as of December 31, 2022.

(f) Treasury inflation indexed note, par amount is adjusted for inflation.

(g) The security is a direct debt of the agency and not collateralized by mortgages.

(h) All or a portion of the security is pledged or segregated as collateral.

(i) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $42,547 and 4.2% of the Fund.

(j) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(k) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(l) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(m) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(n) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(o) Convertible security.

(p) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(q) Investment in affiliate.

(r) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (0.1%)
COMMON STOCKS (0.1%)
United States of America (0.1%)
MasterCard Incorporated - Class A	(1)	(512)
Regeneron Pharmaceuticals, Inc.	—	(356)
Total Common Stocks (proceeds $794)		(868)
Total Securities Sold Short (0.1%) (proceeds $794)		(868)

JNL/JPMorgan Global Allocation Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Commercial Real Estate Finance, Inc., 06/15/29	—	2	2	—	—	—	—	—

JNL/JPMorgan Global Allocation Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adevinta ASA - Class B	09/18/20	8	4	—
Adyen B.V.	01/14/22	132	90	—
AENA, S.M.E., S.A.	04/27/20	21	19	—
Alibaba Group Holding Limited	05/12/20	4,245	1,613	0.2
Allegro.eu	06/18/21	14	5	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/JPMorgan Global Allocation Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Amadeus IT Group, S.A.	04/27/20	53	49	—
Amundi	09/17/21	10	7	—
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H	12/06/21	238	102	—
Autostore Holdings Ltd	12/17/21	8	4	—
BAWAG Group AG	04/27/20	7	10	—
Budweiser Brewing Company APAC Limited	12/01/20	346	374	—
Bundesrepublik Deutschland, 0.00%, 05/15/35	08/11/21	1,004	661	0.1
Bundesrepublik Deutschland, 0.00%, 05/15/36	11/02/21	1,763	1,470	0.2
Bundesrepublik Deutschland, 2.50%, 07/04/44	01/07/22	707	516	0.1
Bundesrepublik Deutschland, 1.25%, 08/15/48	09/30/22	256	257	—
Cellnex Telecom, S.A.	04/16/21	55	40	—
China Development Bank, 0.88%, 01/24/24	07/09/20	1,135	1,043	0.1
Commission De L'union Europeenne - Commissie Van De Europese Unie, 0.70%, 07/06/51	11/21/22	1,026	984	0.1
Commonwealth of Australia, 0.25%, 11/21/25	01/07/22	1,377	1,312	0.1
Commonwealth of Australia, 2.75%, 11/21/27	11/08/22	337	352	—
Commonwealth of Australia, 2.75%, 11/21/28	01/07/22	1,788	1,633	0.2
Commonwealth of Australia, 1.75%, 11/21/32	11/08/22	1,777	1,767	0.2
Commonwealth of Australia, 3.75%, 04/21/37	04/27/20	355	255	—
Commonwealth of Australia, 2.75%, 05/21/41	09/30/20	119	89	—
Commonwealth of Australia, 3.00%, 03/21/47	08/28/20	222	138	—
Commonwealth of Australia, 1.75%, 06/21/51	07/30/21	135	93	—
Convatec Group PLC	04/27/20	8	9	—
Covestro AG	06/08/20	19	16	—
Danmarks Nationalbank, 1.50%, 11/15/23	06/26/19	4	4	—
Danmarks Nationalbank, 1.75%, 11/15/25	06/26/19	118	112	—
Danmarks Nationalbank, 0.50%, 11/15/29	04/27/20	312	249	—
Danmarks Nationalbank, 0.00%, 11/15/31	09/30/22	85	91	—
Danmarks Nationalbank, 4.50%, 11/15/39	04/27/20	563	379	—
Delivery Hero SE	05/12/20	674	411	0.1
Development Bank of Japan Inc., 0.88%, 10/10/25	07/09/20	1,111	957	0.1
Dexia Credit Local, 0.50%, 07/22/23	11/10/21	1,607	1,423	0.1
Dexia Credit Local, 0.25%, 12/11/24	11/10/21	926	779	0.1
Dexia Credit Local, 1.25%, 10/27/25	07/09/20	1,173	1,012	0.1
Dino Polska Spolka Akcyjna	05/12/20	448	613	0.1
EQT AB	06/22/20	20	15	—
ESR Cayman Limited	06/19/20	17	11	—
Estado Espanol, 2.15%, 10/31/25	10/31/22	2,054	2,167	0.2
Estado Espanol, 1.95%, 04/30/26	04/27/20	2,965	2,668	0.3
Estado Espanol, 1.45%, 10/31/27	02/26/21	1,510	1,391	0.1
Estado Espanol, 1.40%, 07/30/28	01/07/22	1,687	1,597	0.2
Estado Espanol, 4.20%, 01/31/37	04/27/20	1,389	1,090	0.1
Estado Espanol, 2.70%, 10/31/48	10/30/20	290	186	—
Evolution AB (publ)	06/24/20	40	39	—
Fuyao Glass Industry Group Co., Ltd. - Class H	05/03/21	137	95	—
Gouvernement De France, 0.50%, 05/25/26	03/31/21	632	532	0.1
Gouvernement De France, 2.75%, 10/25/27	12/30/21	1,017	836	0.1
Gouvernement De France, 0.50%, 05/25/29	09/30/22	3,989	4,101	0.4
Gouvernement De France, 1.50%, 05/25/31	06/06/22	2,586	2,403	0.2
Gouvernement De France, 1.25%, 05/25/34	04/27/20	3,859	2,683	0.3
Gouvernement De France, 4.75%, 04/25/35	08/09/19	14	10	—
Gouvernement De France, 1.75%, 06/25/39	07/31/19	177	174	—
Gouvernement De France, 3.25%, 05/25/45	04/27/20	1,338	788	0.1
Gouvernement De France, 2.00%, 05/25/48	08/11/21	60	31	—
Gouvernement De France, 0.75%, 05/25/52	01/29/21	959	778	0.1
Gouvernement De France, 1.75%, 05/25/66	01/18/21	737	390	—
HDFC Life Insurance Company Limited	06/17/21	643	505	0.1
HM Treasury, 1.63%, 10/22/28	09/30/22	2,195	2,232	0.2
HM Treasury, 0.88%, 07/31/33	10/18/22	541	570	0.1
HM Treasury, 4.50%, 09/07/34	10/13/22	1,525	1,657	0.2
HM Treasury, 0.63%, 07/31/35	10/18/22	345	379	—
HM Treasury, 4.25%, 03/07/36	10/18/22	370	408	0.1
HM Treasury, 1.75%, 09/07/37	10/18/22	347	386	—
HM Treasury, 1.13%, 01/31/39	10/18/22	143	161	—
HM Treasury, 4.25%, 09/07/39	10/18/22	339	379	—
HM Treasury, 4.25%, 12/07/40	10/18/22	367	410	0.1
HM Treasury, 4.50%, 12/07/42	10/18/22	340	383	—
HM Treasury, 3.25%, 01/22/44	10/18/22	357	403	—
HM Treasury, 3.50%, 01/22/45	10/18/22	377	427	0.1
HM Treasury, 0.88%, 01/31/46	09/30/22	398	415	0.1
HM Treasury, 1.50%, 07/22/47	10/18/22	219	251	—
HM Treasury, 0.63%, 10/22/50	09/28/22	182	236	—
HM Treasury, 1.25%, 07/31/51	11/23/22	491	432	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/JPMorgan Global Allocation Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
HM Treasury, 3.75%, 07/22/52	10/18/22	328	375	—
HM Treasury, 1.50%, 07/31/53	10/18/22	157	171	—
HM Treasury, 4.25%, 12/07/55	10/18/22	214	245	—
HM Treasury, 1.75%, 07/22/57	08/11/21	366	200	—
HM Treasury, 4.00%, 01/22/60	10/18/22	350	401	—
HM Treasury, 0.50%, 10/22/61	12/08/22	169	141	—
HM Treasury, 2.50%, 07/22/65	08/11/21	671	337	—
HM Treasury, 3.50%, 07/22/68	08/09/19	407	304	—
HM Treasury, 1.63%, 10/22/71	12/08/22	261	220	—
HM Treasury, 1.13%, 10/22/73	12/08/22	89	74	—
Hudbay Minerals Inc., 4.50%, 04/01/26	07/05/22	61	65	—
ICICI Prudential Life Insurance Company Limited	01/17/22	333	224	—
Infrastrutture Wireless Italiane S.p.A.	06/08/20	8	7	—
Mapletree Commercial Trust Treasury Company Pte. Ltd.	06/08/20	8	6	—
Media Group Holdings LLC, 2.00%, 12/31/24	04/28/14	50,938	—	—
Meituan - Class B	09/09/20	2,160	1,546	0.2
Nederlandse Waterschapsbank N.V., 2.00%, 12/16/24	09/20/22	2,810	2,956	0.3
Ontario Teachers' Finance Trust, 0.50%, 05/06/25	12/10/21	2,301	1,996	0.2
Ontario Teachers' Finance Trust, 1.13%, 05/15/26	09/20/22	2,789	2,911	0.3
Ontario Teachers' Finance Trust, 0.10%, 05/19/28	07/16/21	1,040	779	0.1
Ontario, Government of, 0.01%, 11/25/30	10/04/21	1,885	1,352	0.1
Orsted A/S	05/27/21	56	36	—
OSMTH of the Kingdom Of Sweden, 1.50%, 11/13/23	02/26/20	4	3	—
OSMTH of the Kingdom Of Sweden, 2.50%, 05/12/25	06/26/19	387	314	—
OSMTH of the Kingdom Of Sweden, 0.75%, 05/12/28	04/27/20	198	166	—
OSMTH of the Kingdom Of Sweden, 2.25%, 06/01/32	06/26/19	210	145	—
OSMTH of the Kingdom Of Sweden, 3.50%, 03/30/39	06/26/19	128	103	—
Pepco Group N.V.	12/17/21	3	2	—
Pharmaron Beijing Co., Ltd. - Class H	01/20/22	158	144	—
Pirelli & C. S.p.A.	06/19/20	4	3	—
Poste Italiane SPA	04/27/20	8	9	—
Publichnoe Aktsionernoe Obshchestvo Severstal	12/01/20	243	—	—
Saudi Arabia, Kingdom of, 2.90%, 10/22/25	07/08/20	1,100	1,015	0.1
Saudi Arabia, Kingdom of, 3.25%, 10/26/26	06/25/20	963	877	0.1
Segretariato Generale Della Presidenza Della Repubblica, 0.95%, 03/01/23	09/23/22	4,697	5,181	0.5
Segretariato Generale Della Presidenza Della Repubblica, 1.85%, 07/01/25	10/08/20	1,008	949	0.1
Segretariato Generale Della Presidenza Della Repubblica, 3.10%, 09/15/26	11/09/22	1,747	1,813	0.2
Segretariato Generale Della Presidenza Della Repubblica, 2.45%, 09/01/33	07/31/19	1,325	835	0.1
Segretariato Generale Della Presidenza Della Repubblica, 2.25%, 09/01/36	04/29/22	1,113	926	0.1
Segretariato Generale Della Presidenza Della Repubblica, 4.00%, 02/01/37	06/26/19	364	367	—
Segretariato Generale Della Presidenza Della Repubblica, 2.80%, 03/01/67	09/30/22	80	81	—
Segretariato Generale Della Presidenza Della Repubblica, 2.15%, 03/01/72	06/30/22	49	41	—
Service Public Federal Chancellerie Du Premier Ministre, 0.80%, 06/22/28	04/27/20	771	655	0.1
Service Public Federal Chancellerie Du Premier Ministre, 0.10%, 06/22/30	07/31/20	1,079	792	0.1
Service Public Federal Chancellerie Du Premier Ministre, 3.00%, 06/22/34	04/27/20	880	641	0.1
Service Public Federal Chancellerie Du Premier Ministre, 1.90%, 06/22/38	06/26/19	691	497	0.1
Service Public Federal Chancellerie Du Premier Ministre, 3.75%, 06/22/45	04/27/20	451	278	—
Service Public Federal Chancellerie Du Premier Ministre, 2.15%, 06/22/66	04/27/20	295	150	—
Siemens Healthineers AG	06/18/21	34	29	—
Staat der Nederlanden, 4.00%, 01/15/37	01/07/22	901	757	0.1
TCS Group Holding PLC	01/17/22	311	—	—
Temasek Financial (I) Limited, 3.63%, 08/01/28	07/09/20	282	240	—
The Export-Import Bank of Korea, 0.00%, 10/19/24	01/27/22	2,222	1,998	0.2
The State of Qatar, 3.40%, 04/16/25	06/25/20	1,231	1,143	0.1
WH Group Limited	04/27/20	15	10	—
Wizz Air Holdings PLC	02/02/22	374	156	—
Worldline	10/29/20	40	21	—
WuXi AppTec Co., Ltd. - Class H	10/28/22	321	384	—
Wuxi Biologics Cayman Inc	12/03/20	658	486	0.1
Zalando SE	09/18/20	45	19	—
		150,633	86,137	8.5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/JPMorgan Global Allocation Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
3M SONIA Index	26	March 2023	GBP	6,257	—	6
AUD/USD Spot Rate	213	March 2023		14,414	49	130
CAD/USD Spot Rate	234	March 2023		17,280	2	17
EUR/USD Spot Rate	773	March 2023		102,780	208	1,130
Euro BOBL	68	March 2023	EUR	7,980	(35)	(116)
Euro Bund	17	March 2023	EUR	2,315	(42)	(59)
Euro Schatz	20	March 2023	EUR	2,135	(3)	(28)
GBP/USD Spot Rate	339	March 2023		25,997	(23)	(394)
Italy Government BTP Bond	14	March 2023	EUR	1,647	(17)	(129)
Japan 10 Year Bond	3	March 2023	JPY	44,401	—	(6)
Japan 10 Year Bond	7	March 2023	JPY	1,036,874	(4)	(141)
JPY/USD Spot Rate	738	March 2023		68,139	1,019	2,958
MSCI EAFE Index	120	March 2023		11,882	(121)	(185)
MSCI Emerging Markets Index	22	March 2023		1,082	(17)	(26)
S&P/TSX 60 Index	42	March 2023	CAD	10,164	(54)	(246)
United States 10 Year Note	206	March 2023		23,192	(26)	(58)
United States Ultra Bond	436	March 2023		59,348	(217)	(786)
					719	2,067
Short Contracts
3M SOFR Index	(28)	June 2023		(6,663)	2	7
Euro Buxl 30 Year Bond	(4)	March 2023	EUR	(606)	11	69
Euro OAT	(14)	March 2023	EUR	(1,827)	17	48
Euro STOXX 50 Price Index	(443)	March 2023	EUR	(17,467)	322	743
MSCI Emerging Markets Index	(670)	March 2023		(32,591)	513	451
S&P 500 Index	(110)	March 2023		(21,829)	59	593
United States 10 Year Ultra Bond	(13)	March 2023		(1,533)	1	(5)
United States 2 Year Note	(30)	April 2023		(6,158)	5	5
United States 5 Year Note	(19)	April 2023		(2,073)	2	22
					932	1,933

JNL/JPMorgan Global Allocation Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Options on Securities
iShares MSCI EAFE ETF	Call	69.00	06/16/23	6,074	1,573

JNL/JPMorgan Global Allocation Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	SCB	01/04/23	AUD	10,753	7,321	14
CAD/USD	RBC	01/04/23	CAD	9,996	7,383	(3)
CAD/USD	SCB	01/04/23	CAD	2,175	1,607	11
DKK/USD	SSB	01/04/23	DKK	7,691	1,107	4
EUR/USD	BNP	01/04/23	EUR	71,723	76,781	296
EUR/USD	CIT	01/04/23	EUR	1,264	1,353	7
EUR/USD	HSB	01/04/23	EUR	1,432	1,532	22
EUR/USD	MLP	01/04/23	EUR	1,745	1,869	7
EUR/USD	MSC	01/04/23	EUR	1,700	1,820	13
EUR/USD	RBC	01/04/23	EUR	803	859	9
EUR/USD	MLP	02/03/23	EUR	1,028	1,103	6
GBP/USD	BCL	01/04/23	GBP	257	311	(5)
GBP/USD	BCL	01/04/23	GBP	20,040	24,228	114
GBP/USD	HSB	01/04/23	GBP	450	544	(3)
GBP/USD	MLP	01/04/23	GBP	310	375	(6)
GBP/USD	MSC	01/04/23	GBP	1,500	1,813	(46)
GBP/USD	MSC	02/03/23	GBP	249	302	2
JPY/EUR	MLP	01/04/23	EUR	(363)	(389)	9
JPY/USD	BNP	01/04/23	JPY	10,462,259	79,730	1,428
JPY/USD	MLP	01/04/23	JPY	569,365	4,339	235
JPY/USD	MSC	01/04/23	JPY	185,000	1,410	38
JPY/USD	RBC	01/04/23	JPY	955,000	7,278	182
JPY/USD	HSB	02/03/23	JPY	61,051	467	2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/JPMorgan Global Allocation Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
SEK/USD	BCL	01/04/23	SEK	8,332	799	—
USD/AUD	MSC	01/04/23	AUD	(2,731)	(1,860)	(34)
USD/AUD	SCB	01/04/23	AUD	(8,022)	(5,462)	(58)
USD/AUD	SCB	02/03/23	AUD	(10,753)	(7,331)	(14)
USD/CAD	BNP	01/04/23	CAD	(9,463)	(6,989)	19
USD/CAD	MLP	01/04/23	CAD	(2,269)	(1,676)	(14)
USD/CAD	RBC	01/04/23	CAD	(440)	(325)	5
USD/CAD	RBC	02/03/23	CAD	(9,996)	(7,384)	3
USD/DKK	SSB	01/04/23	DKK	(7,691)	(1,107)	(33)
USD/DKK	SSB	02/03/23	DKK	(7,691)	(1,110)	(4)
USD/EUR	CIT	01/04/23	EUR	(360)	(386)	(6)
USD/EUR	GSC	01/04/23	EUR	(550)	(589)	(11)
USD/EUR	HSB	01/04/23	EUR	(76,695)	(82,105)	(2,306)
USD/EUR	MLP	01/04/23	EUR	(697)	(746)	(17)
USD/EUR	BNP	02/03/23	EUR	(71,723)	(76,948)	(301)
USD/GBP	MLP	01/04/23	GBP	(20,913)	(25,284)	(148)
USD/GBP	SCB	01/04/23	GBP	(1,644)	(1,987)	26
USD/GBP	BCL	02/03/23	GBP	(20,040)	(24,248)	(115)
USD/JPY	BCL	01/04/23	JPY	(810,699)	(6,178)	(252)
USD/JPY	CIT	01/04/23	JPY	(11,238,220)	(85,643)	(4,280)
USD/JPY	MLP	01/04/23	JPY	(174,866)	(1,333)	(46)
USD/JPY	BNP	02/03/23	JPY	(10,382,859)	(79,455)	(1,452)
USD/SEK	CIT	01/04/23	SEK	(8,332)	(799)	(6)
USD/SEK	BCL	02/03/23	SEK	(8,332)	(800)	—
					(195,803)	(6,708)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan Global Allocation Fund
Assets - Securities
Common Stocks
United States of America	334,506	24	15	334,545
China	252	33,521	—	33,773
United Kingdom	23	31,038	—	31,061
France	4	27,183	—	27,187
Japan	—	23,070	—	23,070
Netherlands	7,569	14,001	—	21,570
India	6,068	8,688	32	14,788
Taiwan	4,717	8,361	—	13,078
South Korea	—	10,922	—	10,922
Germany	95	8,539	—	8,634
Denmark	—	8,092	—	8,092
Hong Kong	25	6,754	—	6,779
Sweden	—	6,476	—	6,476
Switzerland	357	4,869	—	5,226
Australia	—	4,423	—	4,423
Canada	3,853	—	—	3,853
Mexico	3,843	5	—	3,848
Indonesia	—	3,257	—	3,257
Finland	59	2,995	—	3,054
South Africa	—	2,763	—	2,763
Belgium	—	2,676	—	2,676
Brazil	402	2,128	—	2,530
Spain	—	1,864	—	1,864
Singapore	—	1,836	—	1,836
Thailand	—	1,738	—	1,738
Saudi Arabia	—	800	—	800
Ireland	508	193	—	701
Poland	—	684	—	684
Bermuda	650	4	—	654
Italy	—	635	—	635
Luxembourg	460	67	—	527
Macau	—	431	—	431
Qatar	—	383	—	383
Greece	—	362	—	362
Chile	—	335	—	335

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan Global Allocation Fund (continued)
Hungary	—	294	—	294
Norway	3	263	—	266
Israel	—	152	—	152
Austria	—	81	—	81
Portugal	—	66	—	66
New Zealand	—	64	—	64
United Arab Emirates	—	6	—	6
Government And Agency Obligations	—	193,962	—	193,962
Corporate Bonds And Notes	—	129,335	—	129,335
Preferred Stocks	5,100	—	—	5,100
Warrants	—	974	—	974
Investment Companies	20	—	—	20
Rights	—	—	—	—
Short Term Investments	48,087	43,868	—	91,955
	416,601	588,182	47	1,004,830
Liabilities - Securities
Common Stocks	(868)	—	—	(868)
	(868)	—	—	(868)
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	6,179	—	—	6,179
Exchange Traded Purchased Options	1,573	—	—	1,573
Open Forward Foreign Currency Contracts	—	2,452	—	2,452
	7,752	2,452	—	10,204
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(2,179)	—	—	(2,179)
Open Forward Foreign Currency Contracts	—	(9,160)	—	(9,160)
	(2,179)	(9,160)	—	(11,339)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/JPMorgan Hedged Equity Fund
COMMON STOCKS 97.9%
Information Technology 25.0%
Accenture Public Limited Company - Class A	24	6,490
Adobe Inc. (a) (b)	16	5,473
Advanced Micro Devices, Inc. (a) (b)	64	4,150
Affirm Holdings, Inc. - Class A (a) (c)	26	248
Analog Devices, Inc.	36	5,872
Apple Inc. (b)	338	43,965
Block, Inc. - Class A (a)	6	388
Broadcom Inc.	2	1,336
Cadence Design Systems, Inc. (a)	6	954
Corning Incorporated	20	632
DocuSign, Inc. (a)	15	828
FleetCor Technologies, Inc. (a) (b)	14	2,515
Fortinet, Inc. (a)	15	752
Intuit Inc.	12	4,512
Lam Research Corporation (b)	13	5,459
MasterCard Incorporated - Class A (b)	35	12,257
Microchip Technology Incorporated (b)	29	2,021
Micron Technology, Inc.	13	649
Microsoft Corporation (b)	186	44,618
Motorola Solutions, Inc.	7	1,729
NVIDIA Corporation (b)	48	6,957
NXP Semiconductors N.V. (b)	34	5,353
Oracle Corporation (b)	25	2,036
Qualcomm Incorporated (b)	9	963
Salesforce, Inc. (a)	3	458
Seagate Technology Holdings Public Limited Company	43	2,260
TE Connectivity Ltd. (d)	7	856
Teradyne, Inc.	12	1,012
Texas Instruments Incorporated (b)	47	7,773
Visa Inc. - Class A (b)	46	9,586
Workday, Inc. - Class A (a) (b)	10	1,629
		183,731
Health Care 15.6%
Abbott Laboratories (b)	36	3,919
AbbVie Inc. (b)	66	10,747
Baxter International Inc. (b)	49	2,484
Biogen Inc. (a) (b)	9	2,487
BioMarin Pharmaceutical Inc. (a)	7	732
Boston Scientific Corporation (a) (b)	77	3,540
Bristol-Myers Squibb Company (b)	104	7,494
Centene Corporation (a) (b)	41	3,323
CVS Health Corporation	5	485
Danaher Corporation (b)	17	4,421
DexCom, Inc. (a)	9	1,003
Elevance Health, Inc. (b)	9	4,762
Eli Lilly and Company (b)	23	8,461
Humana Inc.	3	1,743
Intuitive Surgical, Inc. (a) (b)	17	4,410
Johnson & Johnson (b)	41	7,166
McKesson Corporation (b)	6	2,069
Medtronic, Inc. (b)	35	2,760
Merck & Co., Inc. (b)	50	5,561
Neurocrine Biosciences, Inc. (a)	7	777
Pfizer Inc. (b)	50	2,560
Regeneron Pharmaceuticals, Inc. (a) (b)	6	4,581
Sarepta Therapeutics, Inc. (a)	5	701
Thermo Fisher Scientific Inc. (b)	16	8,782
UnitedHealth Group Incorporated (b)	27	14,541
Vertex Pharmaceuticals Incorporated (a) (b)	13	3,831
Zimmer Biomet Holdings, Inc.	8	979
		114,319
Financials 11.0%
American Express Company	44	6,527
Ameriprise Financial, Inc.	6	1,938
AON Public Limited Company - Class A (b)	5	1,621
Bank of America Corporation	182	6,020
Berkshire Hathaway Inc. - Class B (a) (b)	37	11,327
Capital One Financial Corporation (b)	6	603
Citigroup Inc. (b)	43	1,931
CME Group Inc. - Class A	19	3,113
Fifth Third Bancorp (b)	74	2,435
Globe Life Inc.	9	1,114
Intercontinental Exchange, Inc. (b)	34	3,459
Morgan Stanley	37	3,152
Prudential Financial, Inc.	8	845
Raymond James Financial, Inc.	18	1,871
S&P Global Inc.	11	3,624
State Street Corporation (b)	19	1,502
SVB Financial Group (a)	2	504
The Progressive Corporation	49	6,370
The Travelers Companies, Inc.	28	5,160
Truist Financial Corporation (b)	97	4,157
U.S. Bancorp	138	5,999
Wells Fargo & Company (b)	189	7,803
		81,075
Consumer Discretionary 10.9%
Amazon.com, Inc. (a) (b)	220	18,490
AutoNation, Inc. (a)	10	1,050
AutoZone, Inc. (a) (b)	1	3,650
Best Buy Co., Inc.	33	2,656
Booking Holdings Inc. (a) (b)	2	4,345
Burlington Stores, Inc. (a)	7	1,382
Chipotle Mexican Grill, Inc. (a)	2	3,220
Domino's Pizza, Inc.	2	790
Expedia Group, Inc. (a)	18	1,589
Lennar Corporation - Class A (b)	25	2,297
Lowe`s Companies, Inc. (b)	38	7,630
Magna International Inc. (c)	20	1,105
Marriott International, Inc. - Class A	15	2,214
McDonald's Corporation	16	4,216
NIKE, Inc. - Class B (b)	36	4,250
O'Reilly Automotive, Inc. (a) (b)	4	3,238
Rivian Automotive, Inc. - Class A (a)	7	129
Royal Caribbean Cruises Ltd.	5	236
Target Corporation	7	1,006
Tesla Inc. (a) (b)	60	7,410
The Home Depot, Inc. (b)	14	4,401
The TJX Companies, Inc. (b)	30	2,372
Toll Brothers, Inc.	17	841
Ulta Beauty, Inc. (a)	1	567
Yum! Brands, Inc.	10	1,292
		80,376
Industrials 9.0%
Booz Allen Hamilton Holding Corporation - Class A	7	702
Cintas Corporation (b)	2	1,032
CSX Corporation	47	1,450
Deere & Company	14	6,138
Dover Corporation (b)	12	1,633
Eaton Corporation Public Limited Company (b)	28	4,474
General Dynamics Corporation	4	920
Honeywell International Inc. (b)	40	8,630
Howmet Aerospace Inc.	10	400
Ingersoll Rand Inc.	9	468
Leidos Holdings, Inc. (b)	20	2,063
Masco Corporation (b)	35	1,650
Norfolk Southern Corporation (b)	16	3,880
Otis Worldwide Corporation (b)	35	2,756
Parker-Hannifin Corporation (b)	13	3,858
Raytheon Technologies Corporation	73	7,331
Southwest Airlines Co.	16	555
Textron Inc. (b)	38	2,722
Trane Technologies Public Limited Company (b)	29	4,851
Uber Technologies, Inc. (a)	23	577
Union Pacific Corporation (b)	13	2,699
United Parcel Service, Inc. - Class B	40	7,007
		65,796
Communication Services 6.9%
Alphabet Inc. - Class A (a) (b)	164	14,510
Alphabet Inc. - Class C (a)	120	10,649
Charter Communications, Inc. - Class A (a) (b)	10	3,347
Comcast Corporation - Class A	161	5,618
Meta Platforms, Inc. - Class A (a) (b)	61	7,377
Netflix, Inc. (a) (b)	14	3,997

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
The Walt Disney Company (a)	13	1,134
T-Mobile USA, Inc. (a) (b)	26	3,579
Verizon Communications Inc.	4	142
ZoomInfo Technologies Inc. - Class A (a)	18	548
		50,901
Consumer Staples 6.1%
Altria Group, Inc.	53	2,444
Colgate-Palmolive Company	57	4,461
Constellation Brands, Inc. - Class A (b)	13	3,107
Costco Wholesale Corporation	12	5,475
Kimberly-Clark Corporation (b)	20	2,657
Mondelez International, Inc. - Class A (b)	36	2,374
PepsiCo, Inc. (b)	18	3,328
Philip Morris International Inc.	34	3,473
The Coca-Cola Company (b)	145	9,216
The Hershey Company	4	938
The Procter & Gamble Company	47	7,128
		44,601
Energy 5.1%
Baker Hughes Company - Class A	40	1,184
Chevron Corporation (b)	18	3,233
ConocoPhillips (b)	66	7,818
Coterra Energy Inc. (b)	52	1,274
Diamondback Energy, Inc. (b)	33	4,460
EOG Resources, Inc.	35	4,585
Exxon Mobil Corporation (b)	127	13,980
Phillips 66	11	1,143
		37,677
Utilities 3.1%
Ameren Corporation (b)	22	1,999
CenterPoint Energy, Inc. (b)	75	2,251
FirstEnergy Corp. (b)	26	1,085
NextEra Energy, Inc. (b)	103	8,575
PG&E Corporation (a)	174	2,821
Public Service Enterprise Group Incorporated	43	2,605
Sempra Energy (b)	24	3,727
		23,063
Real Estate 2.6%
Camden Property Trust	6	675
Equinix, Inc. (b)	3	2,190
Equity Lifestyle Properties, Inc.	21	1,334
Host Hotels & Resorts, Inc.	20	313
ProLogis Inc.	46	5,177
SBA Communications Corporation (b)	13	3,577
Sun Communities, Inc. (b)	12	1,711
UDR, Inc.	43	1,668
Ventas, Inc. (b)	57	2,552
		19,197
Materials 2.6%
Air Products and Chemicals, Inc.	5	1,485
Avery Dennison Corporation	5	973
Celanese Corporation - Class A	5	510
DuPont de Nemours, Inc.	20	1,363
Eastman Chemical Company (b)	26	2,144
Freeport-McMoRan Inc.	27	1,026
Linde Public Limited Company	19	6,111
Martin Marietta Materials, Inc.	3	1,133
Nucor Corporation	8	1,100
PPG Industries, Inc.	24	2,956
		18,801
Total Common Stocks (cost $698,474)		719,537
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (e) (f)	4,561	4,561
Total Short Term Investments (cost $4,561)		4,561
Total Investments 98.5% (cost $703,035)		724,098
Total Purchased Options 2.3% (cost $16,733)		16,778
Other Derivative Instruments (2.4)%		(17,326)
Other Assets and Liabilities, Net 1.6%		11,609
Total Net Assets 100.0%		735,159

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/JPMorgan Hedged Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	10/13/22	820	856	0.1

JNL/JPMorgan Hedged Equity Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	85	March 2023	16,559	(46)	(149)

JNL/JPMorgan Hedged Equity Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Index Options
S&P 500 Index	Put	3,630.00	03/31/23	1,917	16,778

JNL/JPMorgan Hedged Equity Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Index Options
S&P 500 Index	Call	4,065.00	03/31/23	1,917	(14,874)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/JPMorgan Hedged Equity Fund — Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
S&P 500 Index	Put	3,060.00	03/31/23	1,917	(2,406)
					(17,280)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan Hedged Equity Fund
Assets - Securities
Common Stocks	719,537	—	—	719,537
Short Term Investments	4,561	—	—	4,561
	724,098	—	—	724,098
Assets - Investments in Other Financial Instruments[1]
Exchange Traded Purchased Options	16,778	—	—	16,778
	16,778	—	—	16,778
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(149)	—	—	(149)
Exchange Traded Written Options	(17,280)	—	—	(17,280)
	(17,429)	—	—	(17,429)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/JPMorgan MidCap Growth Fund
COMMON STOCKS 97.6%
Health Care 25.3%
10X Genomics, Inc. - Class A (a)	234	8,523
Acadia Healthcare Company, Inc. (a)	369	30,339
Agilent Technologies, Inc.	353	52,782
Alnylam Pharmaceuticals, Inc. (a)	160	37,953
Amedisys, Inc. (a)	187	15,614
Centene Corporation (a)	445	36,486
DexCom, Inc. (a)	488	55,306
Exact Sciences Corporation (a)	403	19,938
Exelixis, Inc. (a)	1,003	16,086
Hologic, Inc. (a)	333	24,904
Horizon Therapeutics Public Limited Company (a)	539	61,315
IDEXX Laboratories, Inc. (a)	50	20,357
Insulet Corporation (a)	130	38,212
Jazz Pharmaceuticals Public Limited Company (a)	121	19,324
Maravai LifeSciences Holdings, Inc. - Class A (a)	569	8,136
McKesson Corporation	85	31,773
Mettler-Toledo International Inc. (a)	29	41,484
Natera, Inc. (a)	330	13,273
Neurocrine Biosciences, Inc. (a)	209	24,963
Novocure Limited (a)	55	4,027
ResMed Inc.	159	33,072
Royalty Pharma PLC - Class A	586	23,143
Seagen Inc. (a)	135	17,387
The Cooper Companies, Inc.	91	29,959
West Pharmaceutical Services, Inc.	47	11,085
		675,441
Information Technology 22.4%
Advanced Micro Devices, Inc. (a)	204	13,230
Arista Networks, Inc. (a)	230	27,911
Cadence Design Systems, Inc. (a)	280	44,979
Clear Secure, Inc. - Class A	282	7,732
Confluent, Inc. - Class A (a)	681	15,146
CrowdStrike Holdings, Inc. - Class A (a)	261	27,460
Enphase Energy, Inc. (a)	53	13,963
Entegris, Inc.	283	18,549
F5, Inc. (a)	119	17,063
Five9, Inc. (a)	172	11,699
Global Payments Inc.	208	20,681
Globant S.A. (a)	146	24,568
HashiCorp, Inc. - Class A (a)	521	14,233
HubSpot, Inc. (a)	64	18,533
Jabil Inc.	118	8,027
Keysight Technologies, Inc. (a)	162	27,748
Marvell Technology, Inc.	367	13,579
MongoDB, Inc. - Class A (a)	139	27,439
Palo Alto Networks, Inc. (a)	229	31,997
Procore Technologies, Inc. (a)	340	16,032
Remitly Global, Inc. (a)	1,112	12,736
SolarEdge Technologies Ltd. (a)	92	26,053
Synopsys, Inc. (a)	165	52,537
Teledyne Technologies Incorporated (a)	50	19,916
Teradyne, Inc.	161	14,037
Wolfspeed, Inc. (a) (b)	173	11,923
Zebra Technologies Corporation - Class A (a)	78	20,013
Zoom Video Communications, Inc. - Class A (a)	340	23,052
Zscaler, Inc. (a)	142	15,856
		596,692
Industrials 17.3%
AECOM	243	20,672
Air Lease Corporation - Class A	520	19,994
AMETEK, Inc.	235	32,820
Cintas Corporation	30	13,549
Copart, Inc. (a)	801	48,797
Delta Air Lines, Inc. (a)	554	18,198
Equifax Inc.	114	22,157
HEICO Corporation - Class A	167	19,977
Hubbell Incorporated	107	25,111
Ingersoll Rand Inc.	477	24,936
ITT Inc.	318	25,798
Old Dominion Freight Line, Inc.	81	22,958
Quanta Services, Inc.	410	58,367
The Toro Company	294	33,281
Trane Technologies Public Limited Company	353	59,369
Valmont Industries, Inc.	42	13,855
		459,839
Consumer Discretionary 14.1%
Aramark	812	33,580
AutoZone, Inc. (a)	18	44,145
Booking Holdings Inc. (a)	6	12,092
Bright Horizons Family Solutions, Inc. (a)	190	12,021
Burlington Stores, Inc. (a)	151	30,596
CarMax, Inc. (a)	198	12,062
Chewy, Inc. - Class A (a)	336	12,470
Chipotle Mexican Grill, Inc. (a)	32	44,400
Garmin Ltd.	131	12,127
Helen of Troy Limited (a)	126	13,930
Hilton Worldwide Holdings Inc.	378	47,739
Lululemon Athletica Canada Inc. (a)	43	13,937
National Vision Holdings, Inc. (a)	366	14,171
Ross Stores, Inc.	182	21,148
Royal Caribbean Cruises Ltd.	239	11,819
Tractor Supply Company	170	38,155
		374,392
Financials 10.2%
Ares Management Corporation - Class A	430	29,422
East West Bancorp, Inc.	309	20,376
FactSet Research Systems Inc.	64	25,838
First Republic Bank	131	16,029
LPL Financial Holdings Inc.	178	38,586
Morningstar, Inc.	80	17,327
MSCI Inc. - Class A	77	35,958
S&P Global Inc.	72	24,281
SVB Financial Group (a)	34	7,774
The Progressive Corporation	260	33,686
Tradeweb Markets Inc. - Class A	361	23,414
		272,691
Energy 4.2%
Antero Resources Corporation (a)	377	11,680
Baker Hughes Company - Class A	462	13,655
Cheniere Energy, Inc.	328	49,217
EOG Resources, Inc.	293	37,975
		112,527
Communication Services 2.5%
Bumble Inc. - Class A (a)	667	14,042
Take-Two Interactive Software, Inc. (a)	253	26,355
The Trade Desk, Inc. - Class A (a)	606	27,171
		67,568
Consumer Staples 1.0%
Constellation Brands, Inc. - Class A	113	26,234
Materials 0.6%
Freeport-McMoRan Inc.	422	16,044
Total Common Stocks (cost $2,553,826)		2,601,428
SHORT TERM INVESTMENTS 2.4%
Investment Companies 2.4%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	63,740	63,740
Total Short Term Investments (cost $63,740)		63,740
Total Investments 100.0% (cost $2,617,566)		2,665,168
Other Assets and Liabilities, Net (0.0)%		(76)
Total Net Assets 100.0%		2,665,092

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan MidCap Growth Fund
Assets - Securities
Common Stocks	2,601,428	—	—	2,601,428
Short Term Investments	63,740	—	—	63,740
	2,665,168	—	—	2,665,168

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/JPMorgan U.S. Government & Quality Bond Fund
GOVERNMENT AND AGENCY OBLIGATIONS 80.0%
Mortgage-Backed Securities 24.3%
Federal Home Loan Mortgage Corporation
6.00%, 11/01/28	20	21
7.00%, 04/01/29 - 06/01/32	22	25
5.00%, 08/01/33 - 12/01/34	397	400
5.50%, 07/01/38	725	749
4.50%, 10/01/40	309	306
3.50%, 09/01/46 - 01/01/50	6,680	6,183
3.00%, 01/01/47 - 06/01/50	7,363	6,578
2.50%, 05/01/50	9,058	7,765
2.00%, 09/01/50 - 09/01/51	22,608	18,570
Federal National Mortgage Association, Inc.
4.00%, 02/01/25 - 12/01/50	31,222	30,025
3.18%, 09/01/25	4,740	4,710
3.03%, 12/01/25	19,672	18,843
2.94%, 01/01/26	10,578	10,059
3.10%, 01/01/26	7,500	7,187
6.50%, 03/01/26 - 03/01/36	85	91
7.00%, 05/01/26 - 01/01/30	8	8
3.11%, 03/01/27	2,747	2,606
3.33%, 03/01/27	2,305	2,198
3.05%, 06/01/27 (a)	3,082	2,913
8.00%, 12/01/29 - 03/01/31	11	11
6.00%, 02/01/31 - 12/01/36	1,835	1,912
7.50%, 02/01/31	3	3
1.90%, 12/01/31	35,000	28,083
3.54%, 06/01/32	1,822	1,671
1.94%, 10/01/33	10,000	7,682
2.52%, 09/01/34	7,040	5,753
2.41%, 10/01/34	10,439	8,498
5.50%, 02/01/35 - 10/01/36	995	1,022
1.78%, 05/01/35	15,000	10,649
5.00%, 09/01/35 - 11/01/40	4,615	4,665
2.04%, 06/01/37	5,337	3,865
3.50%, 06/01/42 - 04/01/52	34,108	31,578
3.00%, 03/01/43 - 09/01/52	40,859	36,281
2.00%, 10/01/50	11,946	9,827
2.50%, 10/01/50 - 01/01/52	15,127	12,902
4.50%, 08/01/52 - 10/01/52	76,145	73,881
Government National Mortgage Association
6.00%, 04/15/29 - 01/15/36	386	400
2.50%, 09/15/49 - 01/20/50	17,349	15,054
3.00%, 04/15/50	10,518	9,491
3.50%, 09/20/51	7,628	7,007
		389,472
U.S. Treasury Note 22.9%
Treasury, United States Department of
2.63%, 02/28/23 - 01/31/26	45,000	43,825
1.63%, 10/31/23	25,000	24,375
1.50%, 02/29/24 - 11/30/28	35,000	31,344
4.38%, 10/31/24	10,000	9,970
1.13%, 02/28/25 - 02/28/27	140,000	127,775
1.75%, 03/15/25	35,000	33,059
2.00%, 11/15/26	15,000	13,863
0.63%, 03/31/27	25,000	21,691
2.25%, 08/15/27	40,000	36,994
0.38%, 09/30/27	15,000	12,640
1.88%, 02/15/32	15,000	12,713
		368,249
Collateralized Mortgage Obligations 15.5%
Federal Home Loan Mortgage Corporation
Series ZA-2639, REMIC, 5.00%, 07/15/23	106	106
Series D-3542, REMIC, 4.50%, 06/15/24	787	782
Series BY-3104, REMIC, 5.50%, 01/15/26	548	549
Series KW-3874, REMIC, 4.50%, 06/15/26	1,047	1,039
Series B-3917, REMIC, 4.50%, 08/15/26	1,500	1,489
Series GT-3270, REMIC, 5.50%, 01/15/27	860	863
Series VB-4095, REMIC, 3.50%, 03/15/29	1,799	1,791
Series DG-3737, REMIC, 5.00%, 10/15/30	310	309
Series PA-3981, REMIC, 3.00%, 04/15/31	1,155	1,126
Series AM-2525, REMIC, 4.50%, 04/15/32	77	77
Series NY-4206, REMIC, 3.00%, 05/15/33	3,474	3,192
Series MJ-2638, REMIC, 5.00%, 07/15/33	430	431
Series QD-2882, REMIC, 4.50%, 07/15/34	56	56
Series MU-2915, REMIC, 5.00%, 01/15/35	627	633
Series AZ-3036, REMIC, 5.00%, 02/15/35	2,442	2,453
Series CB-3688, REMIC, 4.00%, 06/15/36	539	523
Series PB-3283, REMIC, 5.50%, 07/15/36	565	578
Series B-3413, REMIC, 5.50%, 04/15/37	179	182
Series PE-3341, REMIC, 6.00%, 07/15/37	346	359
Series HZ-4365, REMIC, 3.00%, 01/15/40	3,335	3,112
Series QH-3699, REMIC, 5.50%, 07/15/40	712	721
Series PB-4047, REMIC, 3.50%, 01/15/41	2,624	2,568
Series 30-264, REMIC, 3.00%, 07/15/42	5,545	5,083
Series YN-4094, REMIC, 3.00%, 08/15/42	2,500	2,311
Series AW-4437, REMIC, 2.50%, 02/15/45	5,143	4,185
Series PY-4493, REMIC, 3.00%, 07/15/45	3,715	3,177
Series DB-4585, REMIC, 3.00%, 05/15/46	5,594	4,492
Series KR-4945, REMIC, 2.50%, 09/25/49	5,568	4,903
Series MD-4937, REMIC, 2.50%, 10/25/49	4,472	3,965
Series PA-4933, REMIC, 2.50%, 10/25/49	6,462	5,660
Series 2020-M55G-1, REMIC, 3.00%, 08/25/59	7,752	6,809
Federal National Mortgage Association, Inc.
Series 2004-CG-76, REMIC, 4.50%, 10/25/24	73	73
Series 2017-A-T1, REMIC, 2.90%, 06/25/27	8,218	7,691
Series 2020-BG-33, REMIC, 2.00%, 05/25/30	7,933	7,388
Series 2011-PB-145, REMIC, 3.50%, 01/25/32	8,053	7,743
Series 2012-LY-134, REMIC, 3.00%, 12/25/32	2,769	2,531
Series 2003-PE-63, REMIC, 3.50%, 07/25/33	37	36
Series 2013-PY-106, REMIC, 3.00%, 10/25/33	6,841	6,450
Series 2004-AZ-35, REMIC, 4.50%, 05/25/34	2,274	2,244
Series 2015-BY-41, REMIC, 3.00%, 09/25/34	2,140	2,021
Series 2015-BW-15, REMIC, 3.50%, 04/25/35	3,735	3,524
Series 2015-GB-28, REMIC, 3.50%, 05/25/35	4,156	3,898
Series 2015-B-33, REMIC, 3.00%, 06/25/35	9,980	9,150
Series 2015-B-50, REMIC, 3.00%, 07/25/35	10,734	9,858
Series 2015-EY-47, REMIC, 3.00%, 07/25/35	5,051	4,580
Series 2005-PL-64, REMIC, 5.50%, 07/25/35	109	111
Series 2015-BW-68, REMIC, 3.00%, 08/25/35	8,035	7,511
Series 2005-BG-97, REMIC, 5.50%, 11/25/35	1,024	1,045
Principal Only, Series 2006-HO-23, REMIC, 0.00%, 04/25/36	356	281
Series 2016-LY-30, REMIC, 3.50%, 05/25/36	5,618	5,128
Series 2007-BA-12, REMIC, 6.00%, 02/25/37	110	110
Series 2017-DL-83, REMIC, 3.00%, 10/25/37	5,061	4,405
Series 2010-MB-47, REMIC, 5.00%, 09/25/39	1,114	1,125
Series 2010-SL-4, REMIC, 1.71%, (11.59% - (1 Month USD LIBOR * 2.25)), 02/25/40 (a)	25	19
Series 2010-CB-11, REMIC, 4.50%, 02/25/40	64	63
Series 2010-PM-123, REMIC, 4.00%, 07/25/40	856	841
Series 2010-MB-134, REMIC, 4.50%, 12/25/40	1,398	1,384
Series 2002-A3-T4, REMIC, 7.50%, 12/25/41	1,600	1,703
Series 2012-EP-60, REMIC, 3.00%, 04/25/42	759	722
Series 2003-2A4-W3, REMIC, 5.75%, 06/25/42	475	478
Series 2012-HY-102, REMIC, 2.00%, 09/25/42	4,000	3,258
Series 2012-AB-121, REMIC, 3.00%, 11/25/42	3,376	3,073
Series 2003-2A7-W12, REMIC, 4.68%, 06/25/43	1,073	1,041
Series 2016-LA-25, REMIC, 3.00%, 07/25/45	2,936	2,733
Series 2015-N-97, REMIC, 3.00%, 11/25/45	13,757	11,570
Series 2019-CA-71, REMIC, 2.50%, 07/25/46	6,418	5,863
Series 2017-CA-52, REMIC, 3.00%, 07/25/47	3,512	3,179
Series 2019-PA-65, REMIC, 2.50%, 05/25/48	2,395	2,163
Series 2019-KA-42, REMIC, 3.00%, 07/25/49	10,722	9,649
Series 2019-JA-81, REMIC, 2.50%, 09/25/49	4,880	4,317
Series 2009-A-W1, REMIC, 6.00%, 12/25/49	167	173
Series 2020-JC-12, REMIC, 2.00%, 03/25/50	10,893	9,049
Government National Mortgage Association
Series 2009-HB-82, REMIC, 4.00%, 09/16/24	146	144
Series 2003-ZA-75, REMIC, 5.50%, 09/20/33	361	370
Series 2003-Z-114, REMIC, 6.00%, 12/16/33	521	529
Series 2007-MB-2, REMIC, 5.50%, 01/20/37	696	708
Interest Only, Series 2008-SA-40, REMIC, 2.07%, (6.40% - (1 Month USD LIBOR * 1)), 05/16/38 (a)	792	58
Series 2010-GP-166, REMIC, 3.00%, 04/20/39	457	448

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Series 2009-TX-42, REMIC, 4.50%, 06/20/39	1,222	1,206
Series 2011-Z-29, REMIC, 5.00%, 05/20/40	14,124	14,221
Interest Only, Series 2011-SH-97, REMIC, 1.78%, (6.13% - (1 Month USD LIBOR * 1)), 07/20/41 (a)	1,317	142
Series 2015-PL-157, REMIC, 3.00%, 10/20/45	12,872	10,600
Series 2016-AC-19, REMIC, 3.00%, 02/20/46	1,284	1,125
Principal Only, Series 2018-BO-46, REMIC, 0.00%, 03/20/48	4,714	3,711
Series 2013-FA-H16, REMIC, 4.38%, (1 Month USD LIBOR + 0.54%), 07/20/63 (a)	3,768	3,745
		248,712
U.S. Treasury Bond 8.2%
Treasury, United States Department of
2.00%, 11/15/41 - 02/15/50	70,000	48,446
2.38%, 02/15/42	15,000	11,449
3.75%, 11/15/43	40,000	37,469
3.00%, 05/15/45 - 02/15/48	37,500	30,851
2.25%, 08/15/49	5,000	3,520
		131,735
Commercial Mortgage-Backed Securities 4.4%
Federal Home Loan Mortgage Corporation
Series A2-K049, REMIC, 3.01%, 07/25/25	8,067	7,703
Series A2-K067, REMIC, 3.19%, 07/25/27	6,557	6,151
Series A2-K068, REMIC, 3.24%, 08/25/27	5,000	4,755
Series A1-K087, REMIC, 3.59%, 10/25/27	3,303	3,209
Series A2-K145, REMIC, 2.58%, 05/25/32	4,265	3,658
Series APT2-Q013, REMIC, 1.17%, 05/25/50 (a)	4,620	4,327
Federal National Mortgage Association, Inc.
Series 2017-A2-M13, REMIC, 2.93%, 09/25/27 (a)	2,107	1,973
Series 2019-A2-M1, REMIC, 3.55%, 09/25/28 (a)	3,596	3,443
Series 2022-A2-M3, REMIC, 1.71%, 11/25/31 (a)	7,500	5,933
Series 2019-A2-M31, REMIC, 2.85%, 04/25/34	9,000	7,652
Series 2020-AL-M8, REMIC, 2.01%, 03/25/35	9,964	7,929
Series 2019-AL2-M14, REMIC, 3.07%, 04/25/48	14,861	13,141
		69,874
U.S. Treasury Inflation Indexed Securities 2.4%
Treasury, United States Department of
1.38%, 02/15/44 (b)	42,517	39,042
U.S. Government Agency Obligations 2.3%
Federal Farm Credit Banks Funding Corporation
3.33%, 04/28/37 (c)	7,500	6,308
Federal National Mortgage Association, Inc.
Principal Only, 0.00%, 03/23/28 (c) (d)	4,000	3,227
FHLBanks Office of Finance
5.75%, 06/12/26 (c)	5,000	5,227
Resolution Funding Corporation
Principal Only, 0.00%, 01/15/30 (c) (d)	20,660	15,051
Tennessee Valley Authority
0.75%, 05/15/25 (c)	4,500	4,121
Interest Only, 0.00%, 07/15/37 (c) (d)	6,000	2,967
		36,901
Total Government And Agency Obligations (cost $1,430,753)		1,283,985
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 7.8%
Alternative Loan Trust 2006-OA17
Series 2006-1A1A-OA17, REMIC, 4.55%, (1 Month USD LIBOR + 0.20%), 12/20/46 (a) (e)	303	250
Alternative Loan Trust 2006-OA9
Series 2006-2A1A-OA9, REMIC, 4.77%, (1 Month USD LIBOR + 0.42%), 07/20/46 (a) (e)	181	138
AMERICAN HOMES 4 RENT
Series 2014-A-SFR2, REMIC, 3.79%, 10/18/24	4,281	4,094
AMSR 2020-SFR3 Trust
Series 2020-A-SFR3, REMIC, 1.36%, 09/17/25	7,389	6,592
BA Credit Card Trust
Series 2022-A2-A2, 5.00%, 11/17/25	8,000	8,088
Bank 2020-BNK26
Series 2020-A4-BN26, REMIC, 2.40%, 02/15/30	5,000	4,192
BBCMS Trust 2015-VFM
Series 2015-A1-VFM, REMIC, 2.47%, 03/12/26	1,410	1,304
CF Hippolyta Issuer LLC
Series 2020-A1-1, 1.69%, 07/15/25	4,542	3,978
Citigroup Commercial Mortgage Trust 2020-GC46
Series 2020-A5-GC46, REMIC, 2.72%, 02/15/30	8,750	7,415
CP Atlas Buyer, Inc.
Series 2020-A-SFR2, REMIC, 1.27%, 11/17/25	8,544	7,593
Credit Suisse Securities (USA) LLC
Series 2004-4A1-5, REMIC, 6.00%, 09/25/34	148	137
CSAIL 2015-C3 Commercial Mortgage Trust
Series 2015-A4-C3, REMIC, 3.72%, 07/17/25	8,775	8,401
Eleven Madison Trust 2015-11MD Mortgage Trust
Series 2015-A-11MD, REMIC, 3.55%, 09/11/25 (a)	2,989	2,782
FirstKey Homes 2020-SFR1 Trust
Series 2020-A-SFR1, 1.34%, 09/18/25	6,425	5,745
GS Mortgage Securities Trust 2017-GS7
Series 2017-A4-GS7, REMIC, 3.43%, 07/12/27	10,500	9,664
GS Mortgage Securities Trust 2020-GC45
Series 2020-A5-GC45, REMIC, 2.91%, 12/14/29	10,000	8,576
Home Equity Mortgage Loan Asset-Backed Trust Series INDS 2006-A
Series 2006-A-A, REMIC, 4.65%, (1 Month USD LIBOR + 0.26%), 06/25/36 (a) (e)	627	13
MASTR Adjustable Rate Mortgages Trust 2004-10
Series 2004-3A2-1, REMIC, 2.48%, 02/25/34 (a)	204	171
Morgan Stanley Mortgage Loan Trust 2004-8AR
Series 2004-4A2-8AR, REMIC, 3.79%, 10/25/34 (a)	47	42
Nomura Credit & Capital, Inc.
Series 2004-A1-R1, REMIC, 6.50%, 03/25/34	1,254	1,008
Progress Residential 2020-SFR3 Trust
Series 2020-A-SFR3, REMIC, 1.29%, 10/17/25	12,953	11,475
Progress Residential 2022-SFR3 Trust
Series 2022-A-SFR3, REMIC, 3.20%, 04/19/27 (a)	4,080	3,677
SACO I Trust 2006-6
Series 2006-A-6, REMIC, 4.65%, (1 Month USD LIBOR + 0.26%), 06/25/36 (a) (e)	13	14
SCF Equipment Leasing 2022-2 LLC
Series 2022-A3-2A, 6.50%, 10/21/30	9,850	9,902
Structured Asset Mortgage Investments II Trust 2006-AR7
Series 2006-A1A-AR7, REMIC, 4.81%, (1 Month USD LIBOR + 0.42%), 08/25/36 (a) (e)	255	197
Tricon American Homes 2020-SFR1 Trust
Series 2020-A-SFR1, REMIC, 1.50%, 07/17/26	11,676	10,126
U.S. Department of Veterans Affairs
Series 2001-Z-2, REMIC, 6.75%, 02/15/31	422	436
UBS-BAMLL Trust
Series 2012-A-WRM, REMIC, 3.66%, 06/12/30	145	131
Wells Fargo Commercial Mortgage Trust 2019-C53
Series 2019-A4-C53, REMIC, 3.04%, 10/17/29	6,000	5,225
Worldwide Plaza Trust 2017-WWP
Series 2017-A-WWP, REMIC, 3.53%, 11/12/27	3,939	3,304
Total Non-U.S. Government Agency Asset-Backed Securities (cost $139,728)		124,670
CORPORATE BONDS AND NOTES 6.8%
Financials 2.8%
Banco Santander, S.A.
2.75%, 05/28/25 (f)	2,600	2,435
Bank of America Corporation
3.55%, 03/05/24	5,000	4,982
6.20%, 11/10/28	8,315	8,586
BNP Paribas
1.32%, 01/13/27 (f) (g)	6,470	5,641
KeyBank National Association
5.85%, 11/15/27	8,000	8,233
Morgan Stanley
2.70%, 01/22/31	4,300	3,563

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Protective Life Global Funding
1.17%, 07/15/25 (g)	7,790	7,004
State Street Corporation
3.15%, 03/30/31	2,000	1,759
Toyota Motor Credit Corporation
5.45%, 11/10/27	3,500	3,583
		45,786
Communication Services 1.2%
AT&T Inc.
1.65%, 02/01/28	7,515	6,357
The Walt Disney Company
2.00%, 09/01/29	3,900	3,281
T-Mobile USA, Inc.
3.88%, 04/15/30	10,000	9,091
		18,729
Consumer Staples 0.8%
Archer-Daniels-Midland Company
3.25%, 03/27/30	2,625	2,360
Cargill, Incorporated
2.13%, 04/23/30 (g)	2,480	2,038
Philip Morris International Inc.
5.75%, 11/17/32	5,000	5,114
The Kroger Co.
1.70%, 01/15/31	5,000	3,854
		13,366
Health Care 0.7%
AbbVie Inc.
3.20%, 11/21/29	5,000	4,515
MultiCare Health System
2.80%, 08/15/50	1,250	738
Takeda Pharmaceutical Co Ltd
2.05%, 03/31/30	5,000	4,081
Zoetis Inc.
2.00%, 05/15/30	2,200	1,787
		11,121
Utilities 0.4%
Ameren Illinois Company
5.90%, 12/01/52	625	687
PG&E Recovery Funding LLC
5.54%, 07/15/47	5,115	5,226
		5,913
Industrials 0.3%
Penske Truck Leasing Co., L.P.
5.88%, 11/15/27 (g)	5,000	5,038
Consumer Discretionary 0.2%
Hyundai Capital America
1.80%, 01/10/28 (g)	3,875	3,176
Energy 0.2%
Enterprise Products Operating LLC
3.70%, 02/15/26	1,013	977
ONEOK, Inc.
6.10%, 11/15/32	1,520	1,525
		2,502
Real Estate 0.1%
Boston Properties Limited Partnership
2.75%, 10/01/26	2,580	2,322
Healthpeak Properties, Inc.
3.40%, 02/01/25	93	89
		2,411
Materials 0.1%
Nutrien Ltd.
5.95%, 11/07/25	1,225	1,248
Total Corporate Bonds And Notes (cost $119,367)		109,290
SHORT TERM INVESTMENTS 5.0%
Investment Companies 5.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (h) (i)	79,719	79,719
Total Short Term Investments (cost $79,719)		79,719
Total Investments 99.6% (cost $1,769,567)		1,597,664
Other Assets and Liabilities, Net 0.4%		6,521
Total Net Assets 100.0%		1,604,185

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Treasury inflation indexed note, par amount is adjusted for inflation.

(c) The security is a direct debt of the agency and not collateralized by mortgages.

(d) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(f) Convertible security.

(g) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $22,897 and 1.4% of the Fund.

(h) Investment in affiliate.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan U.S. Government & Quality Bond Fund
Assets - Securities
Government And Agency Obligations	—	1,283,985	—	1,283,985
Non-U.S. Government Agency Asset-Backed Securities	—	124,670	—	124,670
Corporate Bonds And Notes	—	109,290	—	109,290
Short Term Investments	79,719	—	—	79,719
	79,719	1,517,945	—	1,597,664

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/JPMorgan U.S. Value Fund
COMMON STOCKS 97.6%
Financials 23.1%
American Express Company	107	15,817
Bank of America Corporation	763	25,259
Berkshire Hathaway Inc. - Class B (a)	100	30,841
BlackRock, Inc.	44	30,850
Capital One Financial Corporation	107	9,946
Chubb Limited	86	19,046
Citigroup Inc.	158	7,142
Citizens Financial Group, Inc.	170	6,675
Loews Corporation	127	7,404
M&T Bank Corporation	65	9,417
Marsh & Mclennan Companies, Inc.	48	8,021
MetLife, Inc.	198	14,363
Morgan Stanley	329	27,941
Prudential Financial, Inc.	73	7,253
S&P Global Inc.	30	10,064
T. Rowe Price Group, Inc.	108	11,792
The Charles Schwab Corporation	135	11,215
The Goldman Sachs Group, Inc.	56	19,168
The Hartford Financial Services Group, Inc.	228	17,304
The PNC Financial Services Group, Inc.	113	17,822
Truist Financial Corporation	424	18,246
U.S. Bancorp	331	14,447
Wells Fargo & Company	867	35,793
		375,826
Health Care 18.8%
AbbVie Inc.	171	27,684
Amgen Inc.	38	10,032
Becton, Dickinson and Company	52	13,141
Biogen Inc. (a)	12	3,370
Boston Scientific Corporation (a)	361	16,694
Bristol-Myers Squibb Company	484	34,799
Cigna Corporation	64	21,114
Elevance Health, Inc.	31	16,073
Eli Lilly and Company	36	13,286
Humana Inc.	36	18,421
Johnson & Johnson	168	29,686
Medtronic, Inc.	188	14,592
Merck & Co., Inc.	55	6,074
Pfizer Inc.	261	13,350
UnitedHealth Group Incorporated	62	32,674
Universal Health Services, Inc. - Class B	30	4,164
Vertex Pharmaceuticals Incorporated (a)	58	16,832
Zimmer Biomet Holdings, Inc.	98	12,439
		304,425
Industrials 11.3%
CSX Corporation	515	15,941
Dover Corporation	164	22,204
Eaton Corporation Public Limited Company	122	19,224
General Dynamics Corporation	96	23,937
Northrop Grumman Corporation	28	15,245
Parker-Hannifin Corporation	48	13,960
Raytheon Technologies Corporation	288	29,067
Republic Services, Inc.	77	9,969
Southwest Airlines Co.	353	11,893
United Parcel Service, Inc. - Class B	130	22,574
		184,014
Consumer Discretionary 9.3%
AutoZone, Inc. (a)	7	17,974
Booking Holdings Inc. (a)	6	12,061
Dollar General Corporation	60	14,706
Lowe`s Companies, Inc.	71	14,134
McDonald's Corporation	61	15,950
Newell Brands Inc.	310	4,058
NIKE, Inc. - Class B	146	17,134
O'Reilly Automotive, Inc. (a)	14	12,139
The Home Depot, Inc.	62	19,720
The TJX Companies, Inc.	299	23,825
		151,701
Energy 8.7%
Chevron Corporation	107	19,137
ConocoPhillips	380	44,859
EOG Resources, Inc.	217	28,103
Exxon Mobil Corporation	406	44,789
Valero Energy Corporation	32	4,022
		140,910
Information Technology 6.6%
Analog Devices, Inc.	151	24,815
Apple Inc.	41	5,300
International Business Machines Corporation	83	11,720
Lam Research Corporation	19	7,981
Microsoft Corporation	69	16,571
NXP Semiconductors N.V.	121	19,096
Texas Instruments Incorporated	129	21,328
		106,811
Consumer Staples 6.0%
Mondelez International, Inc. - Class A	249	16,579
Monster Beverage 1990 Corporation (a)	76	7,748
PepsiCo, Inc.	73	13,128
Philip Morris International Inc.	224	22,683
The Procter & Gamble Company	132	20,032
Walmart Inc.	123	17,503
		97,673
Materials 4.5%
Air Products and Chemicals, Inc.	84	25,989
Axalta Coating Systems Ltd. (a)	835	21,281
Ball Corporation	121	6,176
Legacy Vulcan Corp.	110	19,353
		72,799
Communication Services 4.2%
Alphabet Inc. - Class C (a)	178	15,804
Comcast Corporation - Class A	545	19,061
Meta Platforms, Inc. - Class A (a)	150	18,004
The Walt Disney Company (a)	53	4,576
T-Mobile USA, Inc. (a)	73	10,290
		67,735
Utilities 3.9%
CMS Energy Corporation	279	17,670
Entergy Corporation	51	5,762
NextEra Energy, Inc.	173	14,488
Public Service Enterprise Group Incorporated	176	10,803
Xcel Energy Inc.	218	15,272
		63,995
Real Estate 1.2%
AvalonBay Communities, Inc.	29	4,625
Host Hotels & Resorts, Inc.	473	7,586
Ventas, Inc.	148	6,647
		18,858
Total Common Stocks (cost $1,300,738)		1,584,747
OTHER EQUITY INTERESTS 0.0%
Texas Competitive Electric Holdings Company LLC (a) (b) (c) (d)	11,682	149
Tribune Media Company (a) (b) (c)	68	—
Walter Energy Inc. (a) (b) (c) (e)	1,503	—
Total Other Equity Interests (cost $0)		149
SHORT TERM INVESTMENTS 2.7%
Investment Companies 2.7%
JNL Government Money Market Fund - Institutional Class, 3.89% (f) (g)	43,344	43,344
Total Short Term Investments (cost $43,344)		43,344
Total Investments 100.3% (cost $1,344,082)		1,628,240
Other Assets and Liabilities, Net (0.3)%		(4,902)
Total Net Assets 100.0%		1,623,338

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

(a) Non-income producing security.

(b) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(d) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $149 and 0.0% of the Fund.

(e) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/JPMorgan U.S. Value Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Walter Energy Inc.	08/23/19	—	—	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan U.S. Value Fund
Assets - Securities
Common Stocks	1,584,747	—	—	1,584,747
Other Equity Interests	—	—	149	149
Short Term Investments	43,344	—	—	43,344
	1,628,091	—	149	1,628,240

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Lazard International Strategic Equity Fund
COMMON STOCKS 94.5%
United Kingdom 18.3%
AON Public Limited Company - Class A	74	22,357
Coca-Cola Europacific Partners PLC	271	14,962
Compass Group PLC	459	10,721
HSBC Holdings PLC	244	1,522
Informa Jersey Limited	785	5,896
Petershill Partners PLC	188	384
Relx PLC	555	15,352
Rio Tinto PLC	137	9,653
The Berkeley Group Holdings PLC	89	4,060
		84,907
Canada 12.5%
BRP Inc.	64	4,898
CAE Inc. (a)	563	10,886
Canadian Pacific Railway Limited	100	7,484
Cogeco Communications	63	3,597
National Bank of Canada	183	12,344
Suncor Energy Inc.	303	9,609
Toromont Industries Ltd.	125	9,035
		57,853
Japan 11.3%
Advantest Corporation	73	4,669
BayCurrent Consulting , Inc.	160	4,996
Daikin Industries, Ltd.	47	7,117
Digital Garage, Inc.	137	4,710
Kobe Bussan Co., Ltd.	156	4,499
Olympus Corporation	402	7,103
Shimano Inc.	27	4,213
Suzuki Motor Corporation	134	4,277
Tokyo Electron Limited	17	5,093
Yamaha Corporation	145	5,388
		52,065
Germany 8.3%
Continental Aktiengesellschaft	97	5,850
CTS Eventim AG & Co. KGaA (a)	78	5,048
Hensoldt AG	287	6,821
Infineon Technologies AG - Class N	239	7,315
Merck Kommanditgesellschaft auf Aktien	50	9,690
Vonovia SE	151	3,563
		38,287
Ireland 7.3%
Accenture Public Limited Company - Class A	34	9,150
CRH Public Limited Company	221	8,783
Icon Public Limited Company (a)	46	8,868
Ryanair Holdings Public Limited Company - ADR (a)	96	7,156
		33,957
France 6.7%
Bureau Veritas	313	8,263
Engie	867	12,437
Pernod Ricard	53	10,411
		31,111
Netherlands 6.4%
Airbus SE	90	10,711
Akzo Nobel N.V.	121	8,109
Universal Music Group N.V.	448	10,824
		29,644
Denmark 5.3%
Carlsberg A/S - Class B	92	12,280
Genmab A/S (a)	17	7,405
Vestas Wind Systems A/S	167	4,876
		24,561
Hong Kong 5.1%
AIA Group Limited	1,679	18,520
ESR Cayman Limited (b)	2,508	5,250
		23,770
Finland 2.6%
Sampo Oyj - Class A	226	11,833
Switzerland 2.4%
ABB Ltd - Class N	288	8,775
Idorsia Ltd (a) (c)	146	2,126
		10,901
Israel 2.3%
Israel Discount Bank Limited	2,011	10,574
Portugal 1.8%
EDP - Energias de Portugal, S.A.	1,702	8,494
Singapore 1.8%
DBS Group Holdings Ltd	329	8,307
Sweden 1.3%
Hexagon Aktiebolag - Class B	507	5,323
Volvo Car AB - Class B (a) (c)	175	798
		6,121
Italy 1.1%
Ariston Holding N.V.	199	2,054
Technogym S.p.A. (b)	363	2,790
		4,844
Total Common Stocks (cost $448,940)		437,229
PREFERRED STOCKS 3.0%
Switzerland 3.0%
Roche Holding AG	44	13,830
Total Preferred Stocks (cost $14,413)		13,830
SHORT TERM INVESTMENTS 3.6%
Investment Companies 3.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	13,986	13,986
Securities Lending Collateral 0.6%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (e)	2,918	2,918
Total Short Term Investments (cost $16,904)		16,904
Total Investments 101.1% (cost $480,257)		467,963
Other Derivative Instruments 0.0%		13
Other Assets and Liabilities, Net (1.1)%		(5,106)
Total Net Assets 100.0%		462,870

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Lazard International Strategic Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
ESR Cayman Limited	05/18/20	7,195	5,250	1.1
Technogym S.p.A.	04/01/20	3,017	2,790	0.6
		10,212	8,040	1.7

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Lazard International Strategic Equity Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
GBP/USD	SSB	01/03/23	GBP	230	278	1
GBP/USD	SSB	01/04/23	GBP	349	422	1
JPY/USD	SSB	01/04/23	JPY	71,608	546	8
JPY/USD	SSB	01/05/23	JPY	108,203	825	3
					2,071	13

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Lazard International Strategic Equity Fund
Assets - Securities
Common Stocks	105,384	331,845	—	437,229
Preferred Stocks	13,830	—	—	13,830
Short Term Investments	16,904	—	—	16,904
	136,118	331,845	—	467,963
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	13	—	13
	—	13	—	13

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Loomis Sayles Global Growth Fund
COMMON STOCKS 96.7%
United States of America 51.4%
Alnylam Pharmaceuticals, Inc. (a)	83	19,761
Alphabet Inc. - Class A (a)	272	23,969
Amazon.com, Inc. (a)	265	22,282
Autodesk, Inc. (a)	30	5,520
Block, Inc. - Class A (a)	94	5,883
Deere & Company	13	5,456
Doximity, Inc. - Class A (a) (b)	228	7,647
Expeditors International of Washington, Inc.	43	4,438
Meta Platforms, Inc. - Class A (a)	166	19,948
Microsoft Corporation	80	19,311
Netflix, Inc. (a)	54	15,887
Oracle Corporation	239	19,556
Qualcomm Incorporated	73	8,014
Salesforce, Inc. (a)	68	9,026
SEI Investments Company	91	5,318
Tesla Inc. (a)	92	11,315
The Boeing Company (a)	133	25,422
Under Armour, Inc. - Class A (a)	513	5,217
Vertex Pharmaceuticals Incorporated (a)	35	10,191
Visa Inc. - Class A	108	22,452
Yum! Brands, Inc.	36	4,625
		271,238
China 11.3%
Alibaba Group Holding Limited - ADR (a)	93	8,182
Baidu, Inc. - Class A - ADR (a)	90	10,276
Tencent Holdings Limited	420	17,846
Trip.com Group Limited - ADR (a)	377	12,982
Yum China Holdings, Inc.	183	9,994
		59,280
Switzerland 8.0%
CRISPR Therapeutics AG (a) (b)	209	8,485
Nestle S.A. - Class N	66	7,629
Novartis AG - Class N	290	26,234
		42,348
Brazil 7.6%
American Beverage Co Ambev - ADR	5,798	15,770
MercadoLibre S.R.L (a)	28	24,121
		39,891
Netherlands 5.2%
Adyen B.V. (a) (c)	13	17,821
NXP Semiconductors N.V.	61	9,590
		27,411
United Kingdom 4.3%
Experian PLC	423	14,474
Reckitt Benckiser Group PLC	41	2,890
Unilever PLC	102	5,133
		22,497
Japan 2.6%
FANUC Corporation	92	13,784
Denmark 2.5%
Novo Nordisk A/S - Class B	98	13,263
Canada 2.2%
Shopify Inc. - Class A (a)	336	11,652
France 1.0%
Societe d'exploitation Hoteliere	55	5,251
Hong Kong 0.6%
Budweiser Brewing Company APAC Limited (c)	1,038	3,248
Total Common Stocks (cost $536,819)		509,863
PREFERRED STOCKS 2.2%
Switzerland 2.2%
Roche Holding AG	37	11,651
Total Preferred Stocks (cost $12,774)		11,651
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	3,078	3,078
Total Short Term Investments (cost $3,078)		3,078
Total Investments 99.5% (cost $552,671)		524,592
Other Derivative Instruments 0.0%		5
Other Assets and Liabilities, Net 0.5%		2,780
Total Net Assets 100.0%		527,377

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Loomis Sayles Global Growth Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen B.V.	04/20/20	15,529	17,821	3.4
Budweiser Brewing Company APAC Limited	09/24/19	2,906	3,248	0.6
		18,435	21,069	4.0

JNL/Loomis Sayles Global Growth Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/CHF	BCL	01/03/23	CHF	(1,736)	(1,877)	5
USD/CHF	BCL	01/04/23	CHF	(351)	(380)	1
USD/HKD	BNP	01/03/23	HKD	(355)	(46)	—
USD/JPY	BCL	01/04/23	JPY	(5,956)	(45)	(1)
					(2,348)	5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Loomis Sayles Global Growth Fund
Assets - Securities
Common Stocks	382,290	127,573	—	509,863
Preferred Stocks	11,651	—	—	11,651
Short Term Investments	3,078	—	—	3,078
	397,019	127,573	—	524,592
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	6	—	6
	—	6	—	6
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(1)	—	(1)
	—	(1)	—	(1)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Lord Abbett Short Duration Income Fund
CORPORATE BONDS AND NOTES 46.4%
Financials 20.3%
ABN AMRO Bank N.V.
4.75%, 07/28/25 (a)	3,600	3,482
4.80%, 04/18/26 (a)	600	573
ADS Alliance Data Systems, Inc.
4.75%, 12/15/24 (a)	711	629
7.00%, 01/15/26 (a)	1,413	1,253
AerCap Ireland Capital Designated Activity Company
4.50%, 09/15/23	608	603
4.88%, 01/16/24	1,235	1,223
1.75%, 10/29/24	394	363
3.50%, 01/15/25	600	573
AIB Group Public Limited Company
4.26%, 04/10/25 (a)	4,084	3,953
Ally Financial Inc.
1.45%, 10/02/23	72	70
3.88%, 05/21/24	335	327
5.13%, 09/30/24	1,050	1,041
5.75%, 11/20/25	2,328	2,259
American Express Company
3.95%, 08/01/25	909	891
5.85%, 11/05/27	735	764
Aon Corporation
8.21%, 01/01/27	203	212
Australia and New Zealand Banking Group Limited
4.50%, 03/19/24 (a) (b)	250	246
Aviation Capital Group LLC
5.50%, 12/15/24 (a)	1,208	1,185
1.95%, 01/30/26 (a)	160	140
Avolon Holdings Funding Limited
5.13%, 10/01/23 (a)	259	256
5.50%, 01/15/26 (a)	2,500	2,371
2.13%, 02/21/26 (a)	263	226
4.25%, 04/15/26 (a)	3,000	2,724
Bank of America Corporation
3.55%, 03/05/24	3,700	3,687
0.52%, 06/14/24	984	960
3.86%, 07/23/24	2,740	2,716
3.95%, 04/21/25	260	253
3.84%, 04/25/25	3,468	3,385
2.46%, 10/22/25	1,385	1,309
1.53%, 12/06/25	500	461
3.38%, 04/02/26	8,221	7,859
1.32%, 06/19/26	369	332
1.20%, 10/24/26	2,916	2,597
4.95%, 07/22/28	1,333	1,303
Bank of Ireland Group Public Limited Company
4.50%, 11/25/23 (a)	2,403	2,370
6.25%, 09/16/26 (a) (b)	501	496
2.03%, 09/30/27 (a)	713	602
Bank of Montreal
4.25%, 09/14/24 (b)	1,424	1,404
3.70%, 06/07/25 (b)	1,078	1,045
BankUnited, Inc.
4.88%, 11/17/25	1,348	1,326
Barclays PLC
4.34%, 05/16/24 (b)	1,804	1,791
3.93%, 05/07/25	2,440	2,366
2.85%, 05/07/26 (b)	750	695
5.20%, 05/12/26	2,140	2,080
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
4.38%, 04/10/24 (a)	300	296
BNP Paribas
2.82%, 11/19/25 (a) (b)	966	914
2.22%, 06/09/26 (a) (b)	2,074	1,906
BPCE
4.50%, 03/15/25 (a)	2,441	2,345
4.88%, 04/01/26 (a)	200	191
Canadian Imperial Bank of Commerce
3.95%, 08/04/25 (b)	1,348	1,317
Capital One Financial Corporation
4.81%, (SOFR + 0.69%), 12/06/24 (c)	2,268	2,225
4.17%, 05/09/25	762	744
CIT Bank, N.A.
2.97%, 09/27/25	1,007	951
CIT Group Inc.
3.93%, 06/19/24	50	50
Citigroup Inc.
4.04%, 06/01/24	290	288
3.35%, 04/24/25	2,156	2,090
4.14%, 05/24/25	5,477	5,393
4.40%, 06/10/25	2,374	2,330
3.70%, 01/12/26	550	529
3.11%, 04/08/26	5,000	4,729
3.89%, 01/10/28	2,000	1,870
Citizens Bank, National Association
6.06%, 10/24/25	579	585
4.58%, 08/09/28 (d)	1,520	1,466
CNO Financial Group, Inc.
5.25%, 05/30/25	725	720
CNO Global Funding
1.75%, 10/07/26 (a)	1,363	1,199
Credit Agricole SA
4.38%, 03/17/25 (a) (b)	1,241	1,197
Credit Suisse AG
3.63%, 09/09/24	275	257
Credit Suisse Group AG
4.21%, 06/12/24 (a)	1,182	1,152
2.59%, 09/11/25 (a) (b)	343	306
2.19%, 06/05/26 (a)	500	427
Danske Bank A/S
5.38%, 01/12/24 (a)	1,028	1,023
1.23%, 06/22/24 (a)	624	581
0.98%, 09/10/25 (a)	593	540
3.24%, 12/20/25 (a)	3,390	3,173
1.62%, 09/11/26 (a)	5,023	4,418
4.30%, 04/01/28 (a)	475	438
Discover Bank
4.25%, 03/13/26	306	292
F&G Global Funding
0.90%, 09/20/24 (a)	388	355
5.15%, 07/07/25 (a)	2,455	2,401
1.75%, 06/30/26 (a)	1,360	1,213
2.30%, 04/11/27 (a)	723	637
FactSet Research Systems Inc.
2.90%, 03/01/27	386	351
Ford Motor Credit Company LLC
5.58%, 03/18/24	1,750	1,730
GA Global Funding Trust
0.80%, 09/13/24 (a)	3,486	3,184
3.85%, 04/11/25 (a)	1,740	1,668
HSBC Holdings PLC
0.73%, 08/17/24	371	358
0.98%, 05/24/25	285	264
Huntington Bancshares Incorporated
4.44%, 08/04/28	586	557
ING Groep N.V.
4.70%, 03/22/28 (d)	530	517
Intesa Sanpaolo SPA
3.38%, 01/12/23 (a)	911	910
5.02%, 06/26/24 (a)	2,082	2,010
3.25%, 09/23/24 (a)	2,942	2,790
JPMorgan Chase & Co.
3.56%, 04/23/24	3,759	3,735
3.80%, 07/23/24	759	752
0.82%, 06/01/25	1,148	1,071
3.85%, 06/14/25	1,632	1,597
0.77%, 08/09/25	971	897
5.55%, 12/15/25	3,342	3,341
4.93%, (SOFR + 0.92%), 02/24/26 (c)	2,228	2,185
5.19%, (SOFR + 1.18%), 02/24/28 (c)	489	474
4.85%, 07/25/28	1,343	1,311
KeyBank National Association
4.15%, 08/08/25	458	448

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Lloyds Banking Group PLC
4.58%, 12/10/25 (b)	200	194
M&T Bank Corporation
4.55%, 08/16/28	762	737
Macquarie Bank Limited
4.88%, 06/10/25 (a) (b)	2,621	2,548
Macquarie Group Limited
1.20%, 10/14/25 (a)	500	459
5.11%, 08/09/26 (a)	1,442	1,436
Metropolitan Life Global Funding I
0.40%, 01/07/24 (a)	5,020	4,792
4.05%, 08/25/25 (a)	681	666
Mitsubishi UFJ Financial Group Inc
4.79%, 07/18/25	1,709	1,692
5.06%, 09/12/25	1,012	1,006
0.96%, 10/11/25	200	184
Morgan Stanley
3.74%, 04/24/24	7,875	7,831
0.79%, 01/22/25	1,224	1,159
3.62%, 04/17/25	4,595	4,482
0.79%, 05/30/25	1,142	1,064
6.14%, 10/16/26	635	649
Nationwide Building Society
3.77%, 03/08/24 (a)	317	315
4.00%, 09/14/26 (a)	338	308
NatWest Group PLC
4.52%, 06/25/24 (b)	3,507	3,473
4.27%, 03/22/25 (b)	2,344	2,286
NatWest Markets PLC
0.80%, 08/12/24 (a)	290	269
3.48%, 03/22/25 (a)	366	350
Navient Corporation
5.50%, 01/25/23	404	403
7.25%, 09/25/23	460	462
6.13%, 03/25/24	1,899	1,869
5.88%, 10/25/24	354	344
Nordea Bank Abp
3.60%, 06/06/25 (a)	641	618
Nuveen Finance, LLC
4.13%, 11/01/24 (a)	1,825	1,779
OneMain Finance Corporation
8.25%, 10/01/23	167	168
6.13%, 03/15/24	632	611
Pricoa Global Funding I
4.20%, 08/28/25 (a)	286	280
Royal Bank of Canada
3.97%, 07/26/24 (b)	687	678
4.24%, 08/03/27 (b)	1,217	1,185
6.00%, 11/01/27 (b)	657	683
Santander Holdings USA, Inc.
3.50%, 06/07/24	170	165
5.81%, 09/09/26	484	480
3.24%, 10/05/26	231	214
2.49%, 01/06/28	432	372
Santander UK Group Holdings PLC
3.37%, 01/05/24 (b)	3,244	3,243
1.09%, 03/15/25	488	457
4.75%, 09/15/25 (a)	797	763
2.47%, 01/11/28 (b)	480	410
Societe Generale
2.23%, 01/21/26 (a) (b)	955	877
Standard Chartered PLC
3.89%, 03/15/24 (a)	2,713	2,699
0.99%, 01/12/25 (a)	320	301
1.21%, 03/23/25 (a)	200	188
3.20%, 04/17/25 (a)	615	591
2.82%, 01/30/26 (a)	1,689	1,571
Svenska Handelsbanken AB
3.65%, 06/10/25 (a)	813	787
The Bank of New York Mellon Corporation
4.41%, 07/24/26	500	493
The Goldman Sachs Group, Inc.
0.66%, 09/10/24	984	947
4.47%, (SOFR + 0.70%), 01/24/25 (c)	959	944
1.95%, 10/21/27	6,120	5,348
2.64%, 02/24/28	474	422
4.48%, 08/23/28	4,232	4,048
The Huntington National Bank
4.01%, 05/16/25	1,280	1,254
5.70%, 11/18/25	1,647	1,652
The Toronto-Dominion Bank
3.77%, 06/06/25 (b)	1,516	1,471
4.69%, 09/15/27 (b)	1,024	1,013
Truist Financial Corporation
4.26%, 07/28/26	908	892
U.S. Bancorp
4.55%, 07/22/28	930	911
UBS AG
5.13%, 05/15/24 (d)	1,900	1,870
UBS Group AG
4.49%, 05/12/26 (a)	410	399
UniCredit S.p.A.
7.83%, 12/04/23 (a)	1,484	1,497
Wells Fargo & Company
4.54%, 08/15/26	1,298	1,273
4.81%, 07/25/28	1,339	1,308
		228,939
Energy 6.0%
Buckeye Partners, L.P.
3.95%, 12/01/26	1,138	1,017
Callon Petroleum Company
6.38%, 07/01/26	503	473
Cheniere Corpus Christi Holdings, LLC
5.88%, 03/31/25	2,958	2,975
Chord Energy Corporation
6.38%, 06/01/26 (a)	768	744
CNX Resources Corporation
7.25%, 03/14/27 (a)	172	171
Continental Resources, Inc.
4.50%, 04/15/23	1,091	1,086
3.80%, 06/01/24	4,262	4,144
2.27%, 11/15/26 (a)	2,361	2,048
4.38%, 01/15/28	2,068	1,892
Crescent Energy Finance LLC
7.25%, 05/01/26 (a)	1,675	1,591
CrownRock, L.P.
5.63%, 10/15/25 (a)	2,272	2,192
DCP Midstream Operating, LP
5.38%, 07/15/25	864	856
Devon Energy Corporation
8.25%, 08/01/23	800	818
5.25%, 10/15/27	1,300	1,291
Endeavor Energy Resources, L.P.
5.75%, 01/30/28 (a)	361	346
Energy Transfer LP
4.25%, 03/15/23	667	665
5.88%, 01/15/24	1,000	1,003
Enviva Partners, LP
6.50%, 01/15/26 (a)	1,884	1,777
EQT Corporation
6.13%, 02/01/25 (e) (f)	2,556	2,564
3.13%, 05/15/26 (a)	1,772	1,631
3.90%, 10/01/27	1,727	1,594
5.70%, 04/01/28	665	661
Greenko Dutch B.V.
3.85%, 03/29/26 (a)	363	315
Greenko Mauritius
6.25%, 02/21/23 (a)	212	211
Greenko Solar (Mauritius) Limited
6.25%, 02/21/23 (d)	800	795
Gulfport Energy Operating Corporation
8.00%, 05/17/26 (a)	1,405	1,392
Laredo Petroleum, Inc.
9.50%, 01/15/25	2,266	2,246
Lundin Energy Finance B.V.
2.00%, 07/15/26 (a)	1,539	1,362
Magnolia Oil & Gas Operating LLC
6.00%, 08/01/26 (a)	1,738	1,665
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Matador Resources Company
5.88%, 09/15/26 (g)	1,717	1,657
NOVA Gas Transmission Ltd.
7.88%, 04/01/23	750	755
Oceaneering International, Inc.
4.65%, 11/15/24	1,470	1,412
Ovintiv Exploration Inc.
5.38%, 01/01/26	1,500	1,488
PDC Energy, Inc.
6.13%, 09/15/24	161	160
5.75%, 05/15/26	1,444	1,374
Petroleos Mexicanos
3.50%, 01/30/23	2,775	2,767
6.88%, 08/04/26	2,286	2,164
Plains All American Pipeline, L.P.
3.60%, 11/01/24	902	873
Sabine Pass Liquefaction, LLC
5.75%, 05/15/24	4,981	4,988
5.88%, 06/30/26	1,000	1,012
Suncor Energy Inc.
7.88%, 06/15/26	850	912
Targa Resources Partners LP
6.50%, 07/15/27	2,342	2,365
Tengizchevroil Finance Company S.A R.L.
2.63%, 08/15/25 (a)	1,100	942
Viper Energy Partners LP
5.38%, 11/01/27 (a)	1,195	1,137
W&T Offshore, Inc.
9.75%, 11/01/23 (a)	1,650	1,629
Weatherford International Ltd.
11.00%, 12/01/24 (a)	1,041	1,070
Western Midstream Operating, LP
5.04%, (3 Month USD LIBOR + 0.85%), 01/13/23 (c)	1,500	1,500
		67,730
Utilities 4.9%
Alexander Funding Trust
1.84%, 11/15/23 (a)	2,674	2,537
American Electric Power Company, Inc.
2.03%, 03/15/24	1,169	1,125
5.75%, 11/01/27	570	587
Atmos Energy Corporation
0.63%, 03/09/23	2,811	2,791
Calpine Corporation
5.25%, 06/01/26 (a)	455	434
Centrica PLC
4.00%, 10/16/23 (a)	1,000	983
Cleco Corporate Holdings LLC
3.74%, 05/01/26	2,099	1,969
Comision Federal De Electricidad, E.P.E.
4.88%, 01/15/24 (a)	350	347
4.75%, 02/23/27 (d)	450	421
Dominion Energy, Inc.
5.30%, (3 Month USD LIBOR + 0.53%), 09/15/23 (c)	1,287	1,287
DTE Energy Company
4.22%, 11/01/24 (e)	849	835
Duke Energy Corporation
5.00%, 12/08/25 - 12/08/27	823	820
2.65%, 09/01/26	4,000	3,685
4.30%, 03/15/28	622	600
Evergy Missouri West, Inc.
5.15%, 12/15/27 (a)	1,739	1,731
Fells Point Funding Trust
3.05%, 01/31/27 (a)	2,585	2,353
FirstEnergy Corp.
2.05%, 03/01/25	510	472
FirstEnergy Transmission, LLC
4.35%, 01/15/25 (a)	4,565	4,451
Jersey Central Power & Light Company
4.70%, 04/01/24 (a)	2,101	2,073
Monongahela Power Company
4.10%, 04/15/24 (a)	400	393
National Fuel Gas Company
5.50%, 01/15/26 (f)	2,705	2,696
NextEra Energy Capital Holdings, Inc.
4.20%, 06/20/24	345	341
4.26%, 09/01/24 (e)	107	106
NRG Energy, Inc.
3.75%, 06/15/24 (a)	1,336	1,287
OGE Energy Corp.
0.70%, 05/26/23	117	115
One Gas, Inc.
1.10%, 03/11/24	2,989	2,867
Pacific Gas And Electric Company
3.15%, 01/01/26	2,061	1,917
Pennsylvania Electric Company
3.25%, 03/15/28 (a)	3,000	2,706
Public Service Enterprise Group Incorporated
5.85%, 11/15/27	1,147	1,182
Puget Energy, Inc.
3.65%, 05/15/25	1,500	1,429
Southwest Gas Corporation
5.80%, 12/01/27	850	865
The AES Corporation
3.30%, 07/15/25 (a)	3,101	2,930
The Brooklyn Union Gas Company
4.63%, 08/05/27 (a)	950	905
The Israel Electric Corporation Ltd.
6.88%, 06/21/23 (a)	1,000	1,005
The Southern Company
5.11%, 08/01/27 (e)	810	808
Vistra Operations Company LLC
4.88%, 05/13/24 (a)	1,970	1,929
3.55%, 07/15/24 (a)	2,829	2,715
		55,697
Consumer Discretionary 3.3%
7-Eleven, Inc.
0.80%, 02/10/24 (a)	2,500	2,378
Amazon.com, Inc.
4.55%, 12/01/27	2,149	2,143
Clarios Global LP
8.50%, 05/15/27 (a) (g)	1,687	1,650
Eldorado Resorts, Inc.
6.25%, 07/01/25 (a)	181	176
Expedia Group, Inc.
6.25%, 05/01/25 (a)	672	677
General Motors Financial Company, Inc.
5.10%, 01/17/24	2,873	2,867
2.75%, 06/20/25	1,666	1,560
GLP Financing, LLC
5.38%, 11/01/23	629	627
Hyatt Hotels Corporation
1.30%, 10/01/23 (f)	3,501	3,395
1.80%, 10/01/24 (f)	376	352
Hyundai Capital America
0.80%, 04/03/23 - 01/08/24 (a)	1,414	1,379
1.25%, 09/18/23 (a)	1,290	1,250
0.88%, 06/14/24 (a)	1,048	979
1.00%, 09/17/24 (a)	2,309	2,125
5.88%, 04/07/25 (a)	451	453
1.30%, 01/08/26 (a)	234	205
Lennar Corporation
4.88%, 12/15/23	597	593
Magallanes, Inc.
3.43%, 03/15/24 (a)	2,605	2,528
3.64%, 03/15/25 (a)	1,873	1,782
3.79%, 03/15/25 (a)	655	626
Mercedes-Benz Finance North America LLC
5.50%, 11/27/24 (a)	732	736
Newell Brands Inc.
4.45%, 04/01/26 (e) (f)	518	489
Prosus N.V.
3.26%, 01/19/27 (a)	1,175	1,058
PVH Corp.
4.63%, 07/10/25 (f)	1,951	1,884
Specialty Building Products Holdings, LLC
6.38%, 09/30/26 (a)	899	722

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Stellantis
5.25%, 04/15/23	2,349	2,344
Toll Brothers Finance Corp.
4.38%, 04/15/23	202	201
4.88%, 11/15/25	867	848
Univision Communications Inc.
5.13%, 02/15/25 (a)	854	814
Wynn Las Vegas, LLC
4.25%, 05/30/23 (a)	854	842
		37,683
Health Care 2.6%
Bayer US Finance II LLC
3.88%, 12/15/23 (a)	1,755	1,737
4.25%, 12/15/25 (a)	5,000	4,851
Centene Corporation
4.25%, 12/15/27	2,588	2,430
2.45%, 07/15/28	1,221	1,031
CVS Health Corporation
4.30%, 03/25/28	2,526	2,444
Ge Healthcare Holding LLC
5.55%, 11/15/24 (a)	3,000	3,010
5.60%, 11/15/25 (a)	1,003	1,009
HCA Inc.
5.25%, 04/15/25 - 06/15/26	3,754	3,713
Humana Inc.
5.75%, 03/01/28	1,638	1,674
Illumina, Inc.
5.80%, 12/12/25	799	805
5.75%, 12/13/27	808	821
Mylan Inc
3.13%, 01/15/23 (a)	1,192	1,190
Stryker Corporation
0.60%, 12/01/23	3,486	3,348
Takeda Pharmaceutical Co Ltd
4.40%, 11/26/23	1,668	1,656
		29,719
Materials 2.2%
Alcoa Nederland Holding B.V.
5.50%, 12/15/27 (a)	1,463	1,410
6.13%, 05/15/28 (a)	295	290
Anglo American Capital PLC
3.63%, 09/11/24 (a)	1,000	968
4.88%, 05/14/25 (a)	333	326
Baffinland Iron Mines Corporation
8.75%, 07/15/26 (a)	750	712
Celanese US Holdings LLC
5.90%, 07/05/24 (f)	3,362	3,360
First Quantum Minerals Ltd
7.50%, 04/01/25 (a)	975	953
Freeport-McMoRan Inc.
3.88%, 03/15/23	1,924	1,920
4.55%, 11/14/24	745	735
Glencore Funding LLC
4.13%, 05/30/23 (a)	1,387	1,378
4.13%, 03/12/24 (a)	4,000	3,931
4.63%, 04/29/24 (a)	1,750	1,727
1.63%, 04/27/26 (a)	334	296
4.00%, 03/27/27 (a)	396	374
International Flavors & Fragrances Inc.
1.23%, 10/01/25 (a)	2,119	1,873
Kinross Gold Corporation
5.95%, 03/15/24	694	696
Nutrien Ltd.
5.95%, 11/07/25	1,454	1,481
Orbia Advance Corporation, S.A.B. de C.V.
1.88%, 05/11/26 (a)	786	687
PT Freeport Indonesia
4.76%, 04/14/27 (a)	1,000	960
Suzano Austria GmbH
5.75%, 07/14/26 (a)	412	414
		24,491
Consumer Staples 1.8%
Ashtead Capital, Inc.
4.38%, 08/15/27 (a)	1,000	937
4.00%, 05/01/28 (a)	275	251
B. A. T. Capital Corporation
3.22%, 08/15/24	2,558	2,467
B.A.T. International Finance P.L.C.
3.95%, 06/15/25 (a)	1,500	1,441
Constellation Brands, Inc.
3.60%, 02/15/28	1,651	1,524
Imperial Brands Finance PLC
3.13%, 07/26/24 (a) (f)	4,298	4,110
6.13%, 07/27/27 (a)	1,640	1,628
NBM US Holdings, Inc.
7.00%, 05/14/26 (a)	1,000	994
Philip Morris International Inc.
5.00%, 11/17/25	573	576
5.13%, 11/17/27	1,440	1,454
Reynolds American Inc.
4.45%, 06/12/25	1,650	1,614
Sabre GLBL Inc.
7.38%, 09/01/25 (a)	1,369	1,312
Viterra Finance B.V.
2.00%, 04/21/26 (a)	753	652
4.90%, 04/21/27 (a)	949	896
		19,856
Communication Services 1.6%
Altice France Holding S.A.
8.13%, 02/01/27 (a)	3,150	2,876
AMC Networks, Inc.
5.00%, 04/01/24	1,156	1,084
4.75%, 08/01/25	305	234
CCO Holdings, LLC
4.00%, 03/01/23 (a)	2,000	1,994
Comcast Corporation
5.35%, 11/15/27	498	509
Netflix, Inc.
5.88%, 02/15/25	700	709
3.63%, 06/15/25 (a)	838	802
4.38%, 11/15/26	3,484	3,400
4.88%, 04/15/28	1,000	972
Take-Two Interactive Software, Inc.
3.30%, 03/28/24	445	435
3.55%, 04/14/25	140	135
T-Mobile USA, Inc.
2.25%, 02/15/26	2,013	1,833
2.63%, 04/15/26	592	542
3.75%, 04/15/27	673	635
Verizon Communications Inc.
2.10%, 03/22/28	1,631	1,414
		17,574
Industrials 1.4%
Air Lease Corporation
3.00%, 09/15/23	2,000	1,965
Aircastle Limited
4.40%, 09/25/23	808	808
5.25%, 08/11/25 (a)	964	928
American Airlines Group Inc.
3.75%, 03/01/25 (a) (g)	977	833
Bombardier Inc.
7.13%, 06/15/26 (a)	2,202	2,158
CNH Industrial N.V.
4.50%, 08/15/23	147	146
Fortress Transportation And Infrastructure Investors LLC
6.50%, 10/01/25 (a)	573	539
Granite US Holdings Corporation
11.00%, 10/01/27 (a)	1,366	1,438
Huntington Ingalls Industries, Inc.
3.84%, 05/01/25	668	641
Park Aerospace Holdings Limited
4.50%, 03/15/23 (a)	720	718
5.50%, 02/15/24 (a)	2,454	2,424
Parker-Hannifin Corporation
3.65%, 06/15/24	623	610
PT Pelabuhan Indonesia III (Persero)
4.50%, 05/02/23 (a)	750	745

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Triton Container International Limited
0.80%, 08/01/23 (a)	886	861
1.15%, 06/07/24 (a)	199	184
Westinghouse Air Brake Technologies Corporation
4.38%, 08/15/23	925	917
		15,915
Information Technology 1.2%
Dell International L.L.C.
5.45%, 06/15/23 (f)	497	498
6.02%, 06/15/26 (f)	2,327	2,376
4.90%, 10/01/26 (f)	1,164	1,147
Fidelity National Information Services, Inc.
4.50%, 07/15/25	419	411
Global Payments Inc.
2.65%, 02/15/25	352	331
4.95%, 08/15/27	1,432	1,392
Microchip Technology Incorporated
4.33%, 06/01/23	394	392
2.67%, 09/01/23	648	635
0.97%, 02/15/24	885	841
4.25%, 09/01/25	631	613
Oracle Corporation
2.50%, 04/01/25	231	218
5.80%, 11/10/25	551	563
2.30%, 03/25/28	3,682	3,191
Qorvo, Inc.
1.75%, 12/15/24 (a)	372	342
SK Hynix Inc.
1.50%, 01/19/26 (a)	385	333
Total System Services, Inc.
3.75%, 06/01/23	848	844
		14,127
Real Estate 1.1%
American Tower Corporation
1.60%, 04/15/26	164	146
3.65%, 03/15/27	638	597
3.60%, 01/15/28	1,791	1,647
EPR Properties
4.75%, 12/15/26	1,625	1,461
4.50%, 06/01/27	675	588
GLP Financing, LLC
5.25%, 06/01/25	750	737
Hat Holdings I LLC
6.00%, 04/15/25 (a)	326	316
3.38%, 06/15/26 (a)	555	482
Retail Properties of America, Inc.
4.00%, 03/15/25	577	549
VICI Properties Inc.
5.63%, 05/01/24 (a)	1,450	1,440
3.50%, 02/15/25 (a)	2,500	2,365
4.63%, 06/15/25 (a)	654	627
3.75%, 02/15/27 (a)	498	453
Vornado Realty L.P.
3.50%, 01/15/25	639	596
2.15%, 06/01/26	311	263
		12,267
Total Corporate Bonds And Notes (cost $541,141)		523,998
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 35.1%
225 Liberty Street Trust 2016-225L
Series 2016-A-225L, REMIC, 3.60%, 02/12/26	813	748
5 Bryant Park 2018-5Bp Mortgage Trust
Series 2018-A-5BP, REMIC, 5.11%, (1 Month USD LIBOR + 0.80%), 06/15/33 (c)	1,250	1,194
ACRES Commercial Realty 2021-FL1 Issuer, Ltd.
Series 2021-A-FL1, 5.48%, (1 Month USD LIBOR + 1.15%), 10/20/36 (c)	2,400	2,277
ACRES Commercial Realty 2021-FL2 Issuer, Ltd.
Series 2021-A-FL2, 5.73%, (1 Month USD LIBOR + 1.40%), 01/16/37 (c)	2,730	2,607
Affirm Asset Securitization Trust 2021-B
Series 2021-A-B, 1.03%, 03/15/24	1,100	1,043
Ally Auto Receivables Trust 2019-3
Series 2019-A3-3, 1.93%, 04/15/23	154	154
American Express Credit Account Master Trust
Series 2022-A-2, 3.39%, 05/15/25	3,335	3,238
Series 2022-A-3, 3.75%, 08/15/25	3,450	3,371
AmeriCredit Automobile Receivables Trust 2019-1
Series 2019-C-1, 3.36%, 02/18/25	212	211
Americredit Automobile Receivables Trust 2020-1
Series 2020-B-1, 1.48%, 01/18/25	128	128
Anchorage Capital Clo 3-R, LLC
Series 2014-A-3RA, 5.42%, (3 Month USD LIBOR + 1.05%), 01/28/31 (c)	291	287
Angel Oak Mortgage Trust 2020-6
Series 2020-A1-6, REMIC, 1.26%, 09/25/24	43	37
Apidos Clo Xxv Blocker A
Series 2016-A1R-25A, 5.41%, (3 Month USD LIBOR + 1.17%), 10/20/31 (c)	2,510	2,467
Apidos CLO XXXI
Series 2019-A1R-31A, 5.18%, (3 Month USD LIBOR + 1.10%), 04/15/31 (c)	1,700	1,671
Aqua Finance Trust 2021-A
Series 2021-A-A, REMIC, 1.54%, 02/17/27	970	883
Arbor Realty Collateralized Loan Obligation Ltd
Series 2022-A-FL1, 5.26%, (SOFR 30-Day Average + 1.45%), 01/16/37 (c)	2,970	2,875
Arbor Realty Commercial Real Estate Notes 2021-FL2, Ltd.
Series 2021-A-FL2, 5.42%, (1 Month USD LIBOR + 1.10%), 05/15/36 (c)	760	738
Arbor Realty Commercial Real Estate Notes 2021-FL3, Ltd.
Series 2021-A-FL3, 5.39%, (1 Month USD LIBOR + 1.07%), 08/15/34 (c)	990	938
Ares L CLO Ltd.
Series 2018-AR-50A, 5.13%, (3 Month USD LIBOR + 1.05%), 06/15/32 (c)	1,510	1,480
Ares XLII CLO Ltd.
Series 2017-AR-42A, 5.24%, (3 Month USD LIBOR + 0.92%), 01/24/28 (c)	1,097	1,083
Avis Budget Rental Car Funding (AESOP) LLC
Series 2019-A-2A, 3.35%, 09/20/24	2,156	2,083
Series 2020-A-2A, 2.02%, 02/20/26	2,079	1,885
BA Credit Card Trust
Series 2022-A2-A2, 5.00%, 11/17/25	1,000	1,011
BA Master Credit Card Trust II
Series 2020-A-1A, 1.99%, 03/21/23	859	854
Bain Capital Credit
Series 2017-A1R-1A, 5.21%, (3 Month USD LIBOR + 0.97%), 07/20/30 (c)	1,574	1,555
Bain Capital Credit CLO 2019-2, Limited
Series 2019-AR-2A, 5.18%, (3 Month USD LIBOR + 1.10%), 10/18/32 (c)	1,000	975
Bain Capital Credit CLO 2020-5, Ltd
Series 2020-A1-5A, 5.46%, (3 Month USD LIBOR + 1.22%), 01/20/32 (c)	410	403
Barings CLO Ltd. 2019-III
Series 2019-A1R-3A, 5.31%, (3 Month USD LIBOR + 1.07%), 04/21/31 (c)	2,000	1,972
Bayview MSR Opportunity Master Fund Trust 2021-INV2
Series 2021-A11-4, REMIC, 4.78%, (SOFR 30-Day Average + 0.85%), 03/25/44 (c)	2,489	2,230
BBCMS 2018-TALL Mortgage Trust
Series 2018-A-TALL, REMIC, 5.04%, (1 Month USD LIBOR + 0.72%), 03/16/37 (c) (e)	2,060	1,920
Series 2018-C-TALL, REMIC, 5.44%, (1 Month USD LIBOR + 1.12%), 03/16/37 (c) (e)	2,100	1,776
BBCMS 2019-BWAY Mortgage Trust
Series 2019-A-BWAY, REMIC, 5.27%, (1 Month USD LIBOR + 0.96%), 11/15/34 (c)	845	786
BDS 2018-FL1
Series 2021-A-FL8, 5.26%, (1 Month USD LIBOR + 0.92%), 01/18/36 (c)	1,248	1,202
BDS 2021-FL7 Ltd
Series 2021-A-FL7, 5.41%, (1 Month USD LIBOR + 1.07%), 06/16/26 (c)	2,230	2,143
Benefit Street Partners CLO III, Ltd.
Series 2013-A1R2-IIIA, 5.24%, (3 Month USD LIBOR + 1.00%), 07/20/29 (c)	619	614

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Benefit Street Partners CLO IV, Ltd.
Series 2014-ARRR-IVA, 5.42%, (3 Month USD LIBOR + 1.18%), 01/20/32 (c)	480	472
BFLD Trust 2019-DPLO
Series 2019-F-DPLO, REMIC, 6.86%, (1 Month USD LIBOR + 2.54%), 10/16/34 (c)	2,040	1,953
BHP Trust 2019-BXHP
Series 2019-A-BXHP, REMIC, 5.29%, (1 Month USD LIBOR + 0.98%), 08/15/36 (c)	64	62
BlueMountain Fuji US Clo I Ltd
Series 2017-A1R-1A, 5.22%, (3 Month USD LIBOR + 0.98%), 07/20/29 (c)	2,994	2,949
British Airways PLC
Series 2013-A-1, 4.63%, 06/20/24	156	152
BSPRT 2021-FL7 Issuer, Ltd.
Series 2021-A-FL7, 5.64%, (1 Month USD LIBOR + 1.32%), 12/15/38 (c)	1,540	1,471
BWAY Corporation
Series 2013-A2-1515, REMIC, 3.45%, 03/12/25	640	604
BX Commercial Mortgage Trust 2019-IMC
Series 2019-B-IMC, REMIC, 5.62%, (1 Month USD LIBOR + 1.30%), 04/17/34 (c)	4,982	4,827
BX Commercial Mortgage Trust 2019-XL
Series 2019-A-XL, REMIC, 5.37%, (1 Month Term SOFR + 1.03%), 10/15/36 (c)	226	223
BX Commercial Mortgage Trust 2021-ACNT
Series 2021-A-ACNT, REMIC, 5.17%, (1 Month USD LIBOR + 0.85%), 11/15/38 (c)	1,560	1,500
BX Trust 2017-APPL
Series 2017-F-SLCT, REMIC, 8.57%, (1 Month USD LIBOR + 4.25%), 07/15/34 (c) (e)	3,400	3,303
BX Trust 2018-GW
Series 2018-A-GW, REMIC, 5.12%, (1 Month USD LIBOR + 0.80%), 05/15/37 (c) (e)	2,890	2,818
BX Trust 2021-ARIA
Series 2021-E-ARIA, REMIC, 6.56%, (1 Month USD LIBOR + 2.24%), 10/16/23 (c)	2,620	2,378
BX Trust 2021-MFM1
Series 2021-A-MFM1, REMIC, 5.02%, (1 Month USD LIBOR + 0.70%), 01/17/23 (c)	700	678
BX Trust 2022-LBA6
Series 2022-A-LBA6, REMIC, 5.34%, (1 Month Term SOFR + 1.00%), 01/18/39 (c)	4,175	4,034
BX Trust 2022-PSB
Series 2022-A-PSB, REMIC, 6.79%, (1 Month Term SOFR + 2.45%), 08/15/39 (c)	3,796	3,763
BXHPP Trust 2021-FILM
Series 2021-A-FILM, REMIC, 4.97%, (1 Month USD LIBOR + 0.65%), 08/17/26 (c)	5,010	4,676
Series 2021-B-FILM, REMIC, 5.22%, (1 Month USD LIBOR + 0.90%), 08/17/26 (c)	530	492
Capital One Multi-Asset Execution Trust
Series 2022-A-A2, 3.49%, 05/15/25	5,405	5,257
Series 2022-A-A3, 4.95%, 10/15/25	2,090	2,107
Capital One Prime Auto Receivables Trust 2021-1
Series 2021-A2-1, 0.32%, 04/17/23	365	361
Capital One Prime Auto Receivables Trust 2022-1
Series 2022-A3-1, 3.17%, 04/15/27	6,330	6,119
Capital One Prime Auto Receivables Trust 2022-2
Series 2022-A2A-2, 3.74%, 09/15/25	2,175	2,150
Series 2022-A3-2, 3.66%, 05/17/27	2,220	2,169
Carlyle Global Market Strategies CLO 2014-3-R Ltd
Series 2014-A1A-3RA, 5.41%, (3 Month USD LIBOR + 1.05%), 07/28/31 (c)	3,878	3,819
Carlyle Global Market Strategies CLO 2015-1, Ltd.
Series 2015-AR3-1A, 5.22%, (3 Month USD LIBOR + 0.98%), 07/21/31 (c)	1,000	984
Carlyle US CLO 2017-2, Ltd.
Series 2017-A1R-2A, 5.29%, (3 Month USD LIBOR + 1.05%), 07/21/31 (c)	2,000	1,969
Carlyle US CLO 2017-3, Ltd.
Series 2017-A1AR-3A, 5.14%, (3 Month USD LIBOR + 0.90%), 07/20/29 (c)	357	351
Carlyle US CLO 2019-1, Ltd.
Series 2019-A1AR-1A, 5.32%, (3 Month USD LIBOR + 1.08%), 04/21/31 (c)	1,600	1,571
CarMax Auto Owner Trust 2020-2
Series 2020-D-2, 5.75%, 03/15/24	1,810	1,794
Series 2020-A3-2, 1.70%, 11/15/24	5	5
Carmax Auto Owner Trust 2020-4
Series 2020-B-4, 0.85%, 06/15/26	971	896
Carvana Auto Receivables Trust 2021-N1
Series 2021-A-N1, 0.70%, 11/10/25	171	159
Carvana Auto Receivables Trust 2021-N2
Series 2021-A1-N2, 0.32%, 10/10/23	203	199
Carvana Auto Receivables Trust 2022-P1
Series 2022-A3-P1, 3.35%, 06/10/25	3,845	3,695
Carvana Auto Receivables Trust 2022-P2
Series 2022-A4-P2, 4.68%, 09/10/26	1,900	1,858
Cedar Funding Ltd
Series 2021-A-14A, 5.18%, (3 Month USD LIBOR + 1.10%), 07/15/33 (c)	1,220	1,192
Cedar Funding X CLO Ltd
Series 2019-AR-10A, 5.34%, (3 Month USD LIBOR + 1.10%), 10/20/32 (c)	1,400	1,366
Cedar Funding XI Clo Ltd
Series 2019-A1R-11A, 5.78%, (3 Month USD LIBOR + 1.05%), 06/01/32 (c)	1,440	1,412
CF Hippolyta Issuer LLC
Series 2021-B1-1A, REMIC, 1.98%, 03/15/26	2,855	2,344
Chase Issuance Trust
Series 2022-A-A1, 3.97%, 09/15/25	1,915	1,865
CIFC Funding 2012-II, Ltd.
Series 2014-A1R2-1A, 5.29%, (3 Month USD LIBOR + 1.10%), 01/31/31 (c)	250	247
CIFC Funding 2013-II, Ltd.
Series 2013-A1L2-2A, 5.19%, (3 Month USD LIBOR + 1.00%), 10/18/30 (c)	1,400	1,381
CIFC Funding 2021-IV Ltd.
Series 2021-A-4A, 5.13%, (3 Month USD LIBOR + 1.05%), 07/15/33 (c)	2,000	1,969
Citigroup Commercial Mortgage Trust 2016-GC37
Series 2016-A4-GC37, REMIC, 3.31%, 01/12/26	3,750	3,507
Citigroup Commercial Mortgage Trust 2020-GC46
Interest Only, Series 2020-XA-GC46, REMIC, 0.98%, 02/18/53 (c)	34,722	1,695
COMM 2013-CCRE6 Mortgage Trust
Series 2013-A4-CR6, REMIC, 3.10%, 02/10/23	198	193
COMM 2014-CCRE17 Mortgage Trust
Series 2014-A4-CR17, REMIC, 3.70%, 04/12/24	380	367
Series 2014-A5-CR17, REMIC, 3.98%, 04/12/24	350	340
COMM 2014-CCRE21 Mortgage Trust
Series 2014-A3-CR21, REMIC, 3.53%, 12/12/24	296	284
COMM 2014-UBS3 Mortgage Trust
Series 2014-A3-UBS3, REMIC, 3.55%, 04/12/24	334	323
COMM 2014-UBS4 Mortgage Trust
Series 2014-A5-UBS6, REMIC, 3.64%, 11/13/24	425	407
COMM 2015-LC21 Mortgage Trust
Series 2015-A3-LC21, REMIC, 3.45%, 05/12/25	341	325
Credit Acceptance Auto Loan Trust 2021-3
Series 2021-A-3A, 1.00%, 07/15/24	600	568
CSMC 2019-ICE4
Series 2019-A-ICE4, REMIC, 5.30%, (1 Month USD LIBOR + 0.98%), 05/15/36 (c)	4,525	4,471
CSMC 2020-NQM1 Trust
Series 2020-A1-NQM1, REMIC, 1.21%, 05/25/65 (e)	103	91
CSMC 2020-SPT1 Trust
Series 2020-A1-SPT1, REMIC, 1.62%, 06/25/24 (e)	78	75
CSMC 2021-ADV
Series 2021-A-ADV, REMIC, 5.72%, (1 Month USD LIBOR + 1.40%), 07/17/23 (c)	510	489
CSMC 2021-AFC1 Trust
Series 2021-A1-AFC1, REMIC, 0.83%, 02/25/25 (c)	139	104

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
CSMC 2021-NQM1 Trust
Series 2021-A1-NQM1, REMIC, 0.81%, 02/25/25 (e)	978	788
CSMC 2021-NQM3 Trust
Series 2021-A1-NQM3, REMIC, 1.01%, 05/25/25 (c)	341	276
CSMC 2021-NQM6 Trust
Series 2021-A1-NQM6, REMIC, 1.17%, 09/25/25 (c)	1,497	1,164
Series 2021-A2-NQM6, REMIC, 1.38%, 09/25/25 (c)	980	752
CSMC 2022-NQM1 Trust
Series 2022-A1-NQM1, REMIC, 2.27%, 11/25/66 (c)	921	791
DBGS 2021-W52 Mortgage Trust
Series 2021-A-W52, REMIC, 5.27%, 10/17/39 (c)	1,070	1,010
Series 2021-C-W52, REMIC, 6.18%, 10/17/39 (c)	2,010	1,891
Deephaven Residential Mortgage Trust 2021-3
Series 2021-A1-3, REMIC, 1.19%, 09/25/25	1,040	855
Dell Equipment Finance Trust 2020-2
Series 2020-A3-2, 0.57%, 10/23/23	198	196
Dell Equipment Finance Trust 2021-2
Series 2021-A2-2, 0.33%, 06/22/23	444	439
Discover Card Execution Note Trust
Series 2022-A3-A3, 3.56%, 07/15/25	2,485	2,408
Series 2022-A-A4, 5.03%, 10/15/25	2,710	2,738
Drive Auto Receivables Trust 2018-5
Series 2018-D-5, 4.30%, 04/15/26	251	251
Drive Auto Receivables Trust 2019-1
Series 2019-D-1, 4.09%, 06/15/26	235	234
Drive Auto Receivables Trust 2021-2
Series 2021-D-2, REMIC, 1.39%, 03/15/29	1,127	1,028
Dryden 47 Senior Loan Fund
Series 2017-A1R-47A, 5.06%, (3 Month USD LIBOR + 0.98%), 04/15/28 (c)	1,608	1,591
Dryden 53 CLO Ltd., Series 2017-53A
Series 2017-A-53A, 5.20%, (3 Month USD LIBOR + 1.12%), 01/15/31 (c)	530	523
Dryden 55 CLO, Ltd.
Series 2018-A1-55A, 5.10%, (3 Month USD LIBOR + 1.02%), 04/15/31 (c)	1,600	1,579
Dryden 72 CLO Ltd
Series 2019-AR-72A, 5.69%, (3 Month USD LIBOR + 1.08%), 05/17/32 (c)	1,130	1,106
Dryden Senior Loan Fund
Series 2022-A1-113A, 6.27%, (3 Month Term SOFR + 2.00%), 10/20/35 (c)	1,500	1,497
Ellington Financial Mortgage Trust 2020-2
Series 2020-A1-2, REMIC, 1.18%, 11/25/24 (c)	51	44
Ellington Financial Mortgage Trust 2021-1
Series 2021-A1-1, REMIC, 0.80%, 02/25/66 (c)	276	224
Elmwood CLO 19 Ltd
Series 2022-A-6A, 5.76%, (3 Month Term SOFR + 2.20%), 10/18/34 (c)	3,000	2,990
Enterprise Fleet Financing 2020-2, LLC
Series 2020-A2-2, REMIC, 0.61%, 01/20/24	134	130
EQUS 2021-EQAZ Mortgage Trust
Series 2021-B-EQAZ, REMIC, 4.98%, 10/15/38 (c)	620	592
Series 2021-C-EQAZ, REMIC, 5.23%, 10/15/38 (c)	1,950	1,853
Exeter Automobile Receivables Trust 2021-2
Series 2021-C-2A, 0.98%, 06/15/26	375	361
Series 2021-D-2A, 1.40%, 04/15/27	175	160
Exeter Automobile Receivables Trust 2022-3
Series 2022-A3-3A, 4.21%, 10/15/23	1,900	1,883
Series 2022-B-3A, 4.86%, 06/15/24	4,000	3,932
First Investors Auto Owner Trust 2022-2
Series 2022-A-2A, 6.26%, 08/15/25	1,974	1,972
Flagship Credit Auto Trust 2022-3
Series 2022-A2-3, 4.06%, 10/15/25	2,302	2,282
Flagship Credit Auto Trust 2022-4
Series 2022-A2-4, 6.15%, 09/15/26	1,930	1,941
Series 2022-A3-4, 6.32%, 06/15/27	2,315	2,311
Fontainebleau Miami Beach Trust 2019-FBLU
Series 2019-A-FBLU, REMIC, 3.14%, 12/12/24	5,610	5,209
Ford Credit Auto Owner Trust 2018-REV1
Series 2018-A-1, 3.19%, 01/15/25	3,910	3,739
Ford Credit Auto Owner Trust 2018-REV2
Series 2018-A-2, 3.47%, 07/15/23 (e)	175	173
Ford Credit Auto Owner Trust 2019-REV1
Series 2019-A-1, 3.52%, 01/15/24 (e)	524	514
Ford Credit Auto Owner Trust 2020-C
Series 2020-A3-C, 0.41%, 07/15/25	312	303
Ford Credit Auto Owner Trust 2021-REV1
Series 2021-A-1, 1.37%, 04/15/26	900	798
Ford Credit Auto Owner Trust 2022-REV1
Series 2022-A-1, 3.88%, 05/15/27	4,000	3,831
Galaxy XIX CLO, Ltd.
Series 2015-A1RR-19A, 5.27%, (3 Month USD LIBOR + 0.95%), 07/24/30 (c)	598	588
Galaxy XXIII CLO Ltd
Series 2017-AR-23A, 5.19%, (3 Month USD LIBOR + 0.87%), 04/24/29 (c)	1,536	1,514
GLS Auto Receivables Trust 2021-3
Series 2021-A-3A, 0.42%, 05/15/23	234	232
GM Financial Automobile Leasing Trust 2020-3
Series 2020-A4-3, 0.51%, 01/20/23	319	318
GM Financial Automobile Leasing Trust 2022-2
Series 2022-A3-2, REMIC, 3.42%, 06/20/25	5,000	4,868
GM Financial Automobile Leasing Trust 2022-3
Series 2022-A2A-3, 4.01%, 01/22/24	2,335	2,314
Series 2022-A3-3, 4.01%, 10/21/24	2,121	2,075
GM Financial Consumer Automobile Receivables Trust
Series 2021-A3-1, 0.35%, 05/16/24	264	255
Golden Credit Card Trust
Series 2018-A-4A, 3.44%, 08/15/23	267	264
Great Wolf Trust 2019-WOLF
Series 2019-A-WOLF, REMIC, 5.35%, (1 Month USD LIBOR + 1.03%), 12/15/36 (c) (e)	4,806	4,668
Series 2019-C-WOLF, REMIC, 5.95%, (1 Month USD LIBOR + 1.63%), 12/15/36 (c) (e)	1,600	1,530
Greystone CRE Notes 2021-FL3, Ltd.
Series 2021-A-FL3, 5.52%, (1 Month USD LIBOR + 1.20%), 07/15/39 (c)	3,900	3,708
Greywolf CLO VII, Ltd.
Series 2018-A1-7A, 5.42%, (3 Month USD LIBOR + 1.18%), 10/20/31 (a) (c)	250	246
GS Mortgage Securities Corp Trust 2018-RIVR
Series 2018-A-RIVR, REMIC, 5.27%, (1 Month USD LIBOR + 0.95%), 07/16/35 (c) (e)	3,838	3,346
GS Mortgage Securities Corp Trust 2019-70P
Series 2019-B-70P, 5.64%, (1 Month USD LIBOR + 1.32%), 10/15/36 (c) (e)	360	340
GS Mortgage Securities Corporation Trust 2019-SMP
Series 2019-A-SMP, 5.47%, (1 Month USD LIBOR + 1.15%), 08/16/32 (c) (e)	100	98
GS Mortgage Securities Corporation Trust 2021-ARDN
Series 2021-A-ARDN, REMIC, 5.57%, (1 Month USD LIBOR + 1.25%), 11/15/23 (c)	2,730	2,636
GS Mortgage Securities Corporation Trust 2021-RENT
Series 2021-A-RENT, 5.05%, (1 Month USD LIBOR + 0.70%), 11/21/35 (c)	4,949	4,547
GS Mortgage Securities Corporation Trust 2021-ROSS
Series 2021-A-ROSS, REMIC, 5.47%, (1 Month USD LIBOR + 1.15%), 06/15/23 (c)	650	611
Series 2021-H-ROSS, REMIC, 10.22%, (1 Month USD LIBOR + 5.90%), 06/15/23 (c)	750	667
GS Mortgage Securities Trust 2013-GCJ14
Series 2013-A5-GC14, REMIC, 4.24%, 08/11/23	396	387
GS Mortgage Securities Trust 2014-GC18
Series 2014-A4-GC18, REMIC, 4.07%, 01/12/24	5,000	4,875

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
GS Mortgage Securities Trust 2015-GC28
Series 2015-A5-GC28, REMIC, 3.40%, 01/10/25	350	332
Hertz Vehicle Financing III LLC
Series 2021-A-1A, 1.21%, 12/25/24	1,135	1,049
Series 2021-A-2A, 1.68%, 12/25/26	1,241	1,075
HGI CRE CLO 2021-FL2, Ltd.
Series 2021-A-FL2, 5.33%, (1 Month USD LIBOR + 1.00%), 09/19/36 (c) (e)	1,940	1,840
Honda Auto Receivables 2020-2 Owner Trust
Series 2020-A4-2, 1.09%, 08/15/23	535	518
HONO 2021-LULU Mortgage Trust
Series 2021-A-LULU, REMIC, 5.47%, (1 Month USD LIBOR + 1.15%), 10/16/23 (c)	3,940	3,784
Hospitality Investors Trust, Inc.
Series 2019-A-HIT, REMIC, 5.32%, (1 Month USD LIBOR + 1.00%), 11/17/36 (c)	306	299
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2022-A-NLP, REMIC, 4.93%, (1 Month Term SOFR + 0.60%), 04/15/37 (c)	4,977	4,604
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-AON
Series 2018-A-AON, REMIC, 4.13%, 07/10/23	3,205	3,012
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series 2019-A-ICON, REMIC, 3.88%, 01/05/24	820	791
J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-1440
Series 2021-B-1440, REMIC, 6.07%, (1 Month USD LIBOR + 1.75%), 03/15/24 (c)	2,000	1,918
JPMBB Commercial Mortgage Securities Trust 2014-C18
Series 2014-A5-C18, REMIC, 4.08%, 02/16/24	445	432
JPMBB Commercial Mortgage Securities Trust 2015-C30
Series 2015-A5-C30, REMIC, 3.82%, 07/17/25	3,936	3,737
JPMCC Commercial Mortgage Securities Trust 2017-JP7
Series 2017-A3-JP7, REMIC, 3.38%, 07/17/24	117	112
JPMDB Commercial Mortgage Securities Trust 2020-COR7
Series 2020-A2-COR7, REMIC, 2.21%, 03/15/25 (c)	500	467
Kayne CLO 2 Ltd
Series 2018-AR-2A, 5.16%, (3 Month USD LIBOR + 1.08%), 10/15/31 (c)	620	610
Kayne CLO 7 Ltd
Series 2020-A1-7A, 5.28%, (3 Month USD LIBOR + 1.20%), 04/18/33 (c)	1,500	1,470
Key Commercial Mortgage Securities Trust 2018-S1
Series 2018-A1-S1, REMIC, 3.72%, 10/17/23	203	200
KKR CLO 24 LTD.
Series A1R-24, 5.32%, (3 Month USD LIBOR + 1.08%), 04/20/32 (c)	1,620	1,587
KKR Industrial Portfolio Trust 2021-KDIP
Series 2021-A-KDIP, REMIC, 4.87%, (1 Month USD LIBOR + 0.55%), 12/15/25 (c)	192	185
KNDR Trust 2021-KIND
Series 2021-A-KIND, REMIC, 5.27%, (1 Month USD LIBOR + 0.95%), 08/15/26 (c)	1,013	957
KREF 2021-FL2 Ltd.
Series 2021-A-FL2, 5.40%, (1 Month USD LIBOR + 1.07%), 02/17/39 (c) (e)	1,520	1,465
Series 2021-AS-FL2, 5.63%, (1 Month USD LIBOR + 1.30%), 02/17/39 (c) (e)	1,520	1,422
Lendmark Funding Trust 2021-2
Series 2021-A-2A, 2.00%, 04/20/32	1,710	1,420
Lendmark Funding Trust 2021-B
Series 2021-A-1A, 1.90%, 05/20/26	1,490	1,257
Lendmark Funding Trust 2022-1
Series 2022-A-1A, 5.12%, 04/20/26	1,420	1,385
Series 2022-B-1A, 5.62%, 06/20/26	3,480	3,339
LFT CRE 2021-FL1 LLC
Series 2021-A-FL1, 5.50%, (1 Month USD LIBOR + 1.17%), 06/15/39 (c)	860	833
Series 2021-B-FL1, 6.08%, (1 Month USD LIBOR + 1.75%), 06/15/39 (c)	1,360	1,307
LIFE 2021-BMR Mortgage Trust
Series 2021-A-BMR, REMIC, 5.02%, (1 Month USD LIBOR + 0.70%), 03/15/23 (c)	3,342	3,237
LIFE 2022-BMR2 Mortgage Trust
Series 2022-A1-BMR2, REMIC, 5.63%, (1 Month Term SOFR + 1.30%), 05/15/24 (c)	2,080	2,028
Loancore 2019-CRE2 Issuer Ltd.
Series 2019-C-CRE2, 6.32%, (1 Month USD LIBOR + 2.00%), 03/15/24 (c)	2,310	2,262
LoanCore 2021-CRE7 Issuer Ltd
Series 2022-A-CRE7, 5.36%, (SOFR 30-Day Average + 1.55%), 01/21/37 (c)	1,620	1,561
Madison Park Funding XI, Ltd.
Series 2013-AR2-11A, REMIC, 5.22%, (3 Month USD LIBOR + 0.90%), 07/23/29 (c)	1,938	1,913
Magnetite XXIX, Limited
Series 2021-A-29A, 5.07%, (3 Month USD LIBOR + 0.99%), 01/17/34 (c)	520	510
Mariner Finance Issuance Trust 2021-B
Series 2021-A-BA, 2.10%, 10/20/27	795	693
Mariner Finance Issuance Trust 2022-A
Series 2022-A-AA, 6.45%, 10/20/37	2,670	2,646
Mercedes-Benz Auto Receivables Trust 2022-1
Series 2022-A3-1, 5.21%, 05/15/26	1,055	1,063
MF1 2021-FL6 Ltd.
Series 2021-AS-FL6, 5.78%, (1 Month USD LIBOR + 1.45%), 07/18/36 (c)	830	782
MF1 2021-FL7 Ltd.
Series 2021-A-FL7, 5.41%, (1 Month USD LIBOR + 1.08%), 10/20/36 (c)	4,980	4,765
Series 2021-AS-FL7, 5.78%, (1 Month USD LIBOR + 1.45%), 10/20/36 (c)	1,190	1,122
MF1 2022-FL8 Ltd.
Series 2022-A-FL8, 5.16%, (SOFR 30-Day Average + 1.35%), 02/20/37 (c)	4,053	3,884
Series 2022-AS-FL8, 5.56%, (SOFR 30-Day Average + 1.75%), 02/20/37 (c)	2,320	2,213
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29
Series 2016-A4-C29, REMIC, 3.33%, 03/17/26	450	419
Morgan Stanley Capital I Trust 2015-420
Series 2015-A-420, REMIC, 3.73%, 10/15/24	363	342
Mountain View CLO X Ltd
Series 2015-AR-10A, 4.76%, (3 Month USD LIBOR + 0.82%), 10/13/27 (c)	93	93
MTN Commercial Mortgage Trust 2022-LPFL
Series 2022-A-LPFL, REMIC, 5.73%, (1 Month Term SOFR + 1.40%), 03/15/24 (c)	4,850	4,721
Natixis Commercial Mortgage Securities Trust 2018-285M
Series 2018-A-285M, REMIC, 3.92%, 11/17/32 (c)	1,000	907
Navient Private Education Refi Loan Trust 2020-F
Series 2020-A-FA, 1.22%, 07/15/69	319	292
Navient Private Education Refi Loan Trust 2021-C
Series 2021-A-CA, 1.06%, 10/15/69	1,375	1,166
Navient Private Education Refi Loan Trust 2022-A
Series 2022-A-A, 2.23%, 07/15/70	1,244	1,062
Nelnet Student Loan Trust 2021-A
Series 2021-APT1-A, 1.36%, 04/20/62	553	488
New Economy Assets – Phase 1 Sponsor, LLC
Series 2021-A1-1, REMIC, 1.91%, 10/20/26	880	745
Newark BSL CLO 2 Ltd
Series 2017-A1R-1A, 5.33%, (3 Month USD LIBOR + 0.97%), 07/25/30 (c)	298	294
Nissan Auto Lease Trust 2020-B
Series 2020-A3-B, 0.43%, 10/16/23	3	3
Nissan Auto Lease Trust 2022-A
Series 2022-A3-A, REMIC, 3.81%, 07/15/24	2,395	2,354
NYO Commercial Mortgage Trust 2021-1290
Series 2021-A-1290, REMIC, 5.41%, (1 Month USD LIBOR + 1.10%), 11/15/23 (c)	2,350	2,136
OCP Clo 2019-17 Ltd
Series 2019-A1R-17A, 5.28%, (3 Month USD LIBOR + 1.04%), 07/20/32 (c)	1,940	1,897

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Octagon Investment Partners 32, Ltd.
Series 2017-A1R-1A, 5.03%, (3 Month USD LIBOR + 0.95%), 07/16/29 (c)	1,434	1,416
Octagon Investment Partners XIV Ltd
Series 2012-AARR-1A, 5.03%, (3 Month USD LIBOR + 0.95%), 07/16/29 (c)	468	462
Octagon Investment Partners XVII, Ltd.
Series 2013-A1R2-1A, 5.36%, (3 Month USD LIBOR + 1.00%), 01/27/31 (c)	250	247
Octagon Investment Partners XXI, Ltd.
Series 2014-AAR3-1A, 5.65%, (3 Month USD LIBOR + 1.00%), 02/14/31 (c)	620	609
Octane Receivables Trust 2021-1
Series 2022-A2-1A, 4.18%, 03/20/25	1,811	1,769
Series 2021-A-1A, 0.93%, 03/22/27	223	215
Octane Receivables Trust 2022-2
Series 2022-A-2A, REMIC, 5.11%, 02/22/28	996	985
One Bryant Park Trust 2019-OBP
Series 2019-A-OBP, 2.52%, 09/17/29	2,650	2,172
One New York Plaza Trust 2020-1NYP
Series 2020-A-1NYP, REMIC, 5.27%, (1 Month USD LIBOR + 0.95%), 01/15/23 (c)	1,000	947
Series 2020-AJ-1NYP, REMIC, 5.57%, (1 Month USD LIBOR + 1.25%), 01/15/23 (c)	670	647
OneMain Direct Auto Receivables Trust 2021-1
Series 2021-A-1A, 0.87%, 07/14/28	1,495	1,373
OneMain Financial Issuance Trust 2021-1
Series 2021-A1-1A, 1.55%, 09/14/27	1,160	990
Series 2021-A2-1A, 4.57%, (SOFR 30-Day Average + 0.76%), 09/14/27 (c)	750	714
OneMain Financial Issuance Trust 2022-3
Series 2022-A-3A, 5.94%, 04/14/26	2,370	2,354
OZLM XVII, Ltd.
Series 2017-A1-17A, 5.49%, (3 Month USD LIBOR + 1.25%), 07/22/30 (c)	1,491	1,467
Pagaya AI Debt Trust 2022-1
Series 2022-A-1, 2.03%, 10/15/29	1,462	1,405
Palmer Square Loan Funding 2020-1, LLC
Series 2020-A1-1A, 5.48%, (3 Month USD LIBOR + 0.80%), 02/22/28 (c)	109	109
Parallel 2017-1 Ltd
Series 2017-A1R-1A, 5.27%, (3 Month USD LIBOR + 1.03%), 07/20/29 (c)	389	383
PenFed Auto Receivables Owner Trust 2022-A
Series 2022-A2-A, 3.83%, 12/16/24	3,215	3,189
PFP 2021-7, Ltd.
Series 2021-A-7, 5.18%, (1 Month USD LIBOR + 0.85%), 04/16/38 (c)	263	256
PFS Financing Corp.
Series 2020-A-E, 1.00%, 10/16/23	1,000	964
Series 2020-A-G, 0.97%, 02/15/24	1,442	1,360
Ready Capital Mortgage Financing 2021-FL6, LLC
Series 2021-A-FL6, 5.34%, (1 Month USD LIBOR + 0.95%), 07/25/36 (c)	892	842
Romark CLO Ltd
Series 2017-A2R-1A, REMIC, 5.97%, (3 Month USD LIBOR + 1.65%), 10/23/30 (c)	2,220	2,134
Santander Drive Auto Receivables Trust 2020-2
Series 2020-D-2, 2.22%, 03/17/25	615	598
Santander Drive Auto Receivables Trust 2021-1
Series 2021-C-1, 0.75%, 11/15/24	311	306
Series 2021-D-1, 1.45%, 11/15/24	430	403
Series 2021-C-1, 1.02%, 06/15/27	475	465
Santander Drive Auto Receivables Trust 2022-5
Series 2022-A2-5, REMIC, 3.98%, 01/15/25	2,415	2,405
Series 2022-C-5, REMIC, 4.74%, 10/16/28	1,195	1,166
Santander Drive Auto Receivables Trust 2022-6
Series 2022-A2-6, 4.37%, 02/15/24	2,395	2,382
Santander Retail Auto Lease Trust 2021-A
Series 2021-A3-A, 0.51%, 12/20/23	1,875	1,827
Santander Retail Auto Lease Trust 2021-C
Series 2021-A2-C, 0.29%, 04/22/24	57	57
Series 2021-A3-C, 0.50%, 03/20/25	905	881
SCF Equipment Leasing 2019-2 LLC
Series 2019-A2-2A, 2.47%, 04/20/26	1,135	1,118
Series 2019-B-2A, 2.76%, 08/20/26	1,500	1,447
SCF Equipment Leasing 2021-1 LLC
Series 2021-A3-1A, 0.83%, 08/21/28	850	806
Series 2021-B-1A, 1.37%, 08/20/29	1,000	893
SCF Equipment Leasing 2022-1 LLC
Series 2022-A3-1A, REMIC, 2.92%, 12/22/25	1,395	1,306
SFO Commercial Mortgage Trust 2021-555
Series 2021-A-555, REMIC, 5.47%, (1 Month USD LIBOR + 1.15%), 05/15/28 (c)	680	623
SMRT 2022-MINI
Series 2022-A-MINI, REMIC, 5.34%, (1 Month Term SOFR + 1.00%), 01/15/27 (c)	3,840	3,706
Starwood Mortgage Residential Trust 2021-2
Series 2021-A1-2, REMIC, 0.94%, 05/25/23	538	478
TCI-Flatiron Clo 2017-1 Ltd
Series 2017-AR-1A, 5.61%, (3 Month USD LIBOR + 0.96%), 11/18/30 (c)	720	709
TCI-Flatiron Clo 2018-1 Ltd
Series 2018-ANR-1A, 5.47%, (3 Month USD LIBOR + 1.06%), 01/29/32 (c)	250	245
TCW CLO 2022-1 Ltd
Series 2022-A1-1A, 5.38%, (3 Month Term SOFR + 1.34%), 04/22/33 (c)	2,500	2,431
Toyota Auto Loan Extended Note Trust 2021-1
Series 2021-A-1A, 1.07%, 02/25/26 (e)	4,000	3,546
Toyota Auto Loan Extended Note Trust 2022-1
Series 2022-A-1A, 3.82%, 04/26/27	1,950	1,845
TRTX 2019-FL3 Issuer, Ltd.
Series 2019-A-FL3, 5.59%, (1 Month Term SOFR + 1.26%), 10/17/34 (c)	180	180
UBS-Barclays Commercial Mortgage Trust 2013-C6
Series 2013-A4-C6, REMIC, 3.24%, 03/10/23	726	714
Upstart Securitization Trust 2021-2
Series 2021-A-2, 0.91%, 06/20/31	197	194
Upstart Securitization Trust 2021-5
Series 2021-A-5, 1.31%, 11/20/31	706	677
Verizon Master Trust
Series 2022-A1A-7, 5.23%, 11/20/24	1,960	1,972
Verus Securitization Trust 2020-5
Series 2020-A1-5, REMIC, 1.22%, 05/25/65 (e)	61	54
Verus Securitization Trust 2021-1
Series 2021-A1-1, REMIC, 0.82%, 01/25/66 (c)	377	310
Verus Securitization Trust 2021-3
Series 2021-A1-3, REMIC, 1.05%, 06/25/66	493	406
Verus Securitization Trust 2021-R2
Series 2021-A1-R2, REMIC, 0.92%, 02/25/64	614	517
Waikiki Beach Hotel Trust 2019-WBM
Series 2019-A-WBM, REMIC, 5.37%, (1 Month USD LIBOR + 1.05%), 12/15/33 (c)	128	125
Series 2019-D-WBM, REMIC, 6.35%, (1 Month USD LIBOR + 2.03%), 12/15/33 (c)	500	477
Westlake Automobile Receivables Trust 2021-2
Series 2021-A2A-2A, 0.32%, 04/15/25	497	491
Series 2021-C-2A, 0.89%, 07/15/26	665	630
World Omni Automobile Lease Securitization Trust 2020-B
Series 2020-A3-B, 0.45%, 02/15/24	584	580
York CLO-2 Ltd
Series 2015-AR-1A, 5.47%, (3 Month USD LIBOR + 1.15%), 01/22/31 (c)	2,900	2,860
Series 2015-BR-1A, 5.77%, (3 Month USD LIBOR + 1.45%), 01/22/31 (c)	478	461
Total Non-U.S. Government Agency Asset-Backed Securities (cost $412,435)		396,423
GOVERNMENT AND AGENCY OBLIGATIONS 9.3%
U.S. Treasury Note 8.5%
Treasury, United States Department of
4.38%, 10/31/24	40,155	40,036
4.50%, 11/30/24	41,251	41,257
4.25%, 12/31/24	15,045	14,993
		96,286
Collateralized Mortgage Obligations 0.7%
Connecticut Avenue Securities Trust 2022-R08
Series 2022-1M1-R08, REMIC, 6.48%, (SOFR 30-Day Average + 2.55%), 07/25/42 (c)	928	931

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Federal Home Loan Mortgage Corporation
Series 2021-M1-HQA3, REMIC, 4.78%, (SOFR 30-Day Average + 0.85%), 09/25/41 (c)	726	694
Series 2022-M1A-DNA4, REMIC, 6.13%, (SOFR 30-Day Average + 2.20%), 05/27/42 (c)	2,586	2,585
Series 2022-M1A-HQA2, REMIC, 6.58%, (SOFR 30-Day Average + 2.65%), 07/25/42 (c)	2,387	2,400
Series 2022-M1A-HQA3, REMIC, 6.23%, (SOFR 30-Day Average + 2.30%), 08/25/42 (c)	1,436	1,435
		8,045
Municipal 0.1%
Illinois, State of
4.95%, 06/01/23	139	139
Louisiana Utilities Restoration Corporation
3.62%, 02/01/29	398	386
		525
Total Government And Agency Obligations (cost $105,001)		104,856
SENIOR FLOATING RATE INSTRUMENTS 3.3%
Communication Services 1.0%
CenturyLink, Inc.
2020 Term Loan A, 6.07%, (1 Month USD LIBOR + 2.00%), 01/31/25 (c)	1,490	1,450
Charter Communications Operating, LLC
2019 Term Loan B1, 5.83%, (1 Month USD LIBOR + 1.75%), 04/30/25 (c)	5,017	4,984
Comcast Hulu Holdings, LLC
Term Loan A, 4.95%, (1 Month USD LIBOR + 0.88%), 03/15/24 (c)	3,163	3,117
Maxar Technologies Ltd.
2022 Term Loan B, 0.00%, (1 Month Term SOFR + 4.25%), 06/09/29 (c) (h)	1,696	1,694
		11,245
Health Care 0.7%
Horizon Therapeutics USA Inc.
2021 Term Loan B2, 0.00%, (3 Month USD LIBOR + 1.75%), 02/25/28 (c) (h)	2,674	2,671
Signify Health, LLC
2021 Term Loan B, 0.00%, (3 Month USD LIBOR + 3.00%), 06/22/28 (c) (h)	527	519
2021 Term Loan B, 5.88%, (3 Month USD LIBOR + 3.00%), 06/22/28 (c)	1,845	1,817
WP CityMD Bidco LLC
2021 1st Lien Term Loan B, 6.92%, (1 Month USD LIBOR + 3.25%), 12/23/28 (c)	2,583	2,577
		7,584
Consumer Discretionary 0.4%
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 12/23/24 (c)	561	559
Churchill Downs Incorporated
2017 Term Loan B, 6.08%, (1 Month USD LIBOR + 2.00%), 12/12/24 (c)	2,376	2,370
Resorts World Las Vegas LLC
Term Loan A, 5.57%, (1 Month USD LIBOR + 1.50%), 04/16/24 (c) (i)	2,000	1,960
		4,889
Real Estate 0.3%
American Tower Corporation
2021 First Lien Delayed Draw Term loan, 5.56%, (3 Month USD LIBOR + 1.13%), 12/08/23 (c)	850	842
Invitation Homes Operating Partnership LP
2020 Term Loan A, 5.39%, (3 Month USD LIBOR + 1.00%), 01/31/25 (c) (i)	2,919	2,854
		3,696
Energy 0.2%
Buckeye Partners, L.P.
2021 Term Loan B, 6.37%, (1 Month USD LIBOR + 2.25%), 11/01/26 (c)	833	827
Granite Holdings US Acquisition Co.
2021 Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 09/30/26 (c)	1,676	1,674
		2,501
Industrials 0.2%
XPO Logistics, Inc.
2018 Term Loan B, 5.93%, (1 Month USD LIBOR + 1.75%), 02/23/25 (c)	2,324	2,311
Information Technology 0.2%
Moneygram International, Inc
2021 Term Loan B, 8.57%, (1 Month USD LIBOR + 4.50%), 07/21/26 (c)	1,768	1,760
Project Alpha Intermediate Holding, Inc.
2021 Term Loan B, 8.08%, (1 Month USD LIBOR + 4.00%), 04/26/24 (c)	435	424
		2,184
Financials 0.2%
Cowen Inc
Term Loan B, 8.40%, (6 Month USD LIBOR + 3.25%), 03/24/28 (c)	1,850	1,847
Materials 0.1%
Nutrition & Biosciences, Inc.
3 Year Delayed Draw Term Loan, 5.76%, (3 Month USD LIBOR + 1.25%), 01/17/23 (c) (i)	233	231
5 Year Delayed Draw Term Loan, 6.13%, (3 Month USD LIBOR + 1.63%), 01/17/25 (c) (i)	775	771
		1,002
Total Senior Floating Rate Instruments (cost $37,513)		37,259
SHORT TERM INVESTMENTS 4.7%
Discount Notes 1.5%
FHLBanks Office of Finance
4.23%, 02/01/23	5,437	5,419
4.45%, 03/14/23	11,425	11,327
		16,746
U.S. Treasury Bill 1.2%
Treasury, United States Department of
4.45%, 04/11/23	13,745	13,580
Commercial Paper 1.1%
CommonSpirit Health
5.48%, 01/24/23	4,500	4,486
Constellation Brands, Inc.
5.00%, 01/04/23	2,366	2,364
Targa Resources Corp.
5.28%, 01/09/23	5,478	5,470
		12,320
Investment Companies 0.8%
JNL Government Money Market Fund - Institutional Class, 3.89% (j) (k)	9,927	9,927
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (j) (k)	1,035	1,035
Total Short Term Investments (cost $53,602)		53,608
Total Investments 98.8% (cost $1,149,692)		1,116,144
Other Derivative Instruments (0.0)%		(230)
Other Assets and Liabilities, Net 1.2%		13,812
Total Net Assets 100.0%		1,129,726

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $212,076 and 18.8% of the Fund.

(b) Convertible security.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(g) All or a portion of the security was on loan as of December 31, 2022.

(h) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(i) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Summary of Investments by Country^	Total Long Term Investments
United States of America	82.7%
United Kingdom	3.8
Cayman Islands	2.6
Canada	1.6
Ireland	1.6
Netherlands	1.0
France	1.0
Denmark	1.0
Switzerland	0.8
Italy	0.7
Germany	0.6
Mexico	0.6
Australia	0.4
Japan	0.4
Bermuda	0.4
Indonesia	0.2
Jersey	0.1
Brazil	0.1
Mauritius	0.1
Israel	0.1
Sweden	0.1
Finland	0.1
South Korea	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/Lord Abbett Short Duration Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Citizens Bank, National Association, 4.58%, 08/09/28	08/04/22	1,481	1,466	0.1
Comision Federal De Electricidad, E.P.E., 4.75%, 02/23/27	10/03/22	413	421	—
Greenko Solar (Mauritius) Limited, 6.25%, 02/21/23	10/27/22	795	795	0.1
ING Groep N.V., 4.70%, 03/22/28	12/15/21	534	517	—
UBS AG, 5.13%, 05/15/24	08/14/20	1,985	1,870	0.2
		5,208	5,069	0.4

JNL/Lord Abbett Short Duration Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 2 Year Note	1,826	April 2023	374,023	(285)	450

Short Contracts
United States 5 Year Note	(639)	April 2023	(69,160)	55	193

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Lord Abbett Short Duration Income Fund
Assets - Securities
Corporate Bonds And Notes	—	523,998	—	523,998
Non-U.S. Government Agency Asset-Backed Securities	—	396,423	—	396,423
Government And Agency Obligations	—	104,856	—	104,856
Senior Floating Rate Instruments	—	31,443	5,816	37,259
Short Term Investments	10,962	42,646	—	53,608
	10,962	1,099,366	5,816	1,116,144
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	643	—	—	643
	643	—	—	643

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Communication Services Sector Fund
COMMON STOCKS 99.8%
Communication Services 98.6%
Activision Blizzard, Inc.	47	3,634
Alphabet Inc. - Class A (a)	398	35,124
Alphabet Inc. - Class C (a)	353	31,313
Altice USA, Inc. - Class A (a)	14	67
AMC Entertainment Holdings, Inc. - Class A (a) (b)	34	139
AT&T Inc.	475	8,745
Cable One, Inc.	—	230
Charter Communications, Inc. - Class A (a)	7	2,432
Cogent Communications Holdings, Inc.	3	161
Comcast Corporation - Class A	287	10,055
Dish Network Corporation - Class A (a)	17	233
Electronic Arts Inc.	17	2,136
Endeavor Group Holdings, Inc. - Class A (a)	12	261
Fox Corporation - Class A	20	612
Fox Corporation - Class B	9	266
Frontier Communications Parent, Inc. (a)	15	379
Globalstar, Inc. (a) (b)	47	62
IAC Inc. (a)	5	231
Iridium Communications Inc.	8	432
John Wiley & Sons, Inc. - Class A	3	114
Liberty Broadband Corporation - Series A (a)	1	82
Liberty Broadband Corporation - Series C (a)	8	608
Liberty Media Corporation - Series A (a)	2	85
Liberty Media Corporation - Series A (a) (b)	5	194
Liberty Media Corporation - Series C (a)	10	397
Liberty Media Corporation - Series C (a)	14	824
Live Nation Entertainment, Inc. (a)	10	665
Lumen Technologies Inc.	64	332
Madison Square Garden Entertainment Corp. - Class A	1	223
Match Group, Inc. (a)	19	772
Meta Platforms, Inc. - Class A (a)	150	18,036
Netflix, Inc. (a)	30	8,746
News Corporation - Class A	25	465
News Corporation - Class B	8	146
Nexstar Media Group, Inc. - Class A	2	441
Omnicom Group Inc.	14	1,111
Paramount Global - Class A (b)	1	12
Paramount Global - Class B (b)	34	569
Pinterest, Inc. - Class A (a)	39	953
Playtika Holding Corp. (a)	6	51
Roblox Corporation - Class A (a)	24	689
Roku Inc. - Class A (a)	8	331
Shutterstock, Inc. (b)	2	85
Sirius XM Holdings Inc. (b)	46	271
Snap Inc. - Class A (a)	67	600
Take-Two Interactive Software, Inc. (a)	10	1,095
TechTarget, Inc. (a)	2	79
TEGNA Inc.	15	313
The Interpublic Group of Companies, Inc.	26	854
The New York Times Company - Class A	11	356
The Walt Disney Company (a)	121	10,556
T-Mobile USA, Inc. (a)	40	5,572
Verizon Communications Inc.	280	11,029
Warner Music Group Corp. - Class A	8	271
World Wrestling Entertainment, Inc. - Class A	3	196
Yelp Inc. (a)	5	127
Ziff Davis, Inc. (a)	3	247
		164,009
Consumer Discretionary 0.6%
Dave & Buster's Entertainment, Inc. (a)	3	99
Doordash, Inc. - Class A (a)	17	855
		954
Information Technology 0.3%
Twilio Inc. - Class A (a)	12	571
Real Estate 0.3%
Zillow Group, Inc. - Class A (a)	4	122
Zillow Group, Inc. - Class C (a)	11	350
		472
Total Common Stocks (cost $230,112)		166,006
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	436	436
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (d)	432	432
Total Short Term Investments (cost $868)		868
Total Investments 100.3% (cost $230,980)		166,874
Other Assets and Liabilities, Net (0.3)%		(551)
Total Net Assets 100.0%		166,323

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon Communication Services Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Communication Services Select Sector Index	10	March 2023	650	—	(17)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Communication Services Sector Fund
Assets - Securities
Common Stocks	166,006	—	—	166,006
Short Term Investments	868	—	—	868
	166,874	—	—	166,874
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(17)	—	—	(17)
	(17)	—	—	(17)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Consumer Discretionary Sector Fund
COMMON STOCKS 99.7%
Consumer Discretionary 94.9%
Academy Sports & Outdoors, Inc.	24	1,255
Acushnet Holdings Corp.	10	437
Adient Public Limited Company (a)	28	969
Advance Auto Parts, Inc.	18	2,639
Airbnb, Inc. - Class A (a)	119	10,191
Amazon.com, Inc. (a)	2,653	222,868
American Eagle Outfitters, Inc.	50	695
Aptiv PLC (a)	81	7,541
Asbury Automotive Group, Inc. (a)	7	1,186
Autoliv, Inc.	23	1,769
AutoNation, Inc. (a)	10	1,099
AutoZone, Inc. (a)	6	13,988
Bath & Body Works, Inc.	68	2,878
Best Buy Co., Inc.	60	4,812
Bloomin' Brands, Inc.	24	493
Booking Holdings Inc. (a)	12	23,367
BorgWarner Inc.	70	2,800
Boyd Gaming Corporation	24	1,291
Bright Horizons Family Solutions, Inc. (a)	17	1,077
Brunswick Corporation	22	1,554
Burlington Stores, Inc. (a)	20	3,974
Caesars Entertainment, Inc. (a)	64	2,663
Capri Holdings Limited (a)	38	2,203
CarMax, Inc. (a)	47	2,877
Carnival Corporation (a) (b)	299	2,407
Carter's, Inc.	11	839
Cavco Industries, Inc. (a)	3	582
Chewy, Inc. - Class A (a) (b)	28	1,026
Chipotle Mexican Grill, Inc. (a)	8	11,518
Choice Hotels International, Inc.	8	930
Churchill Downs Incorporated	10	2,075
Columbia Sportswear Company	11	927
Coupang, Inc. - Class A (a)	305	4,485
Cracker Barrel Old Country Store, Inc.	6	615
Crocs, Inc. (a)	18	1,998
D.R. Horton, Inc.	94	8,365
Dana Incorporated	38	577
Darden Restaurants, Inc.	36	5,042
Deckers Outdoor Corporation (a)	8	3,156
Dick's Sporting Goods, Inc.	17	1,999
Dillard's, Inc. - Class A	1	329
Domino's Pizza, Inc.	11	3,667
Dorman Products, Inc. (a)	8	684
Draftkings Inc. - Class A (a)	133	1,521
eBay Inc.	163	6,740
ETSY, Inc. (a)	38	4,503
Expedia Group, Inc. (a)	45	3,939
Five Below, Inc. (a)	17	2,924
Floor & Decor Holdings, Inc. - Class A (a)	32	2,199
Foot Locker, Inc.	24	896
Ford Motor Company	1,183	13,758
Fox Factory Holding Corp. (a)	12	1,143
Frontdoor, Inc. (a)	25	523
GameStop Corp. - Class A (a) (b)	75	1,392
General Motors Company	425	14,308
Gentex Corporation	69	1,894
Gentherm Incorporated (a)	10	648
Genuine Parts Company	42	7,304
Group 1 Automotive, Inc.	4	783
H & R Block, Inc.	46	1,698
Hanesbrands Inc.	101	645
Harley-Davidson, Inc.	40	1,645
Hasbro, Inc.	39	2,357
Hilton Grand Vacations Inc. (a)	24	908
Hilton Worldwide Holdings Inc.	81	10,245
Hyatt Hotels Corporation - Class A (a)	14	1,293
Installed Building Products, Inc.	7	571
KB Home	24	756
Kohl's Corporation	35	878
Kontoor Brands, Inc.	16	623
Las Vegas Sands Corp. (a)	98	4,731
LCI Industries	8	703
Lear Corporation	17	2,170
Leggett & Platt, Incorporated	39	1,260
Lennar Corporation - Class A	76	6,895
Lennar Corporation - Class B	5	340
Leslie's, Inc. (a)	46	560
LGI Homes, Inc. (a)	6	578
Life Time Group Holdings, Inc. (a)	18	213
Light & Wonder, Inc. (a)	28	1,640
Lithia Motors, Inc. - Class A	8	1,669
LKQ Corporation	76	4,047
Lowe`s Companies, Inc.	186	36,969
Lucid Group, Inc. (a) (b)	175	1,193
Lululemon Athletica Canada Inc. (a)	35	11,133
Luminar Technologies, Inc. - Class A (a) (b)	73	360
M.D.C. Holdings, Inc.	16	500
Macy's, Inc.	81	1,670
Marriott International, Inc. - Class A	80	11,976
Marriott Vacations Worldwide Corporation	11	1,532
Mattel, Inc. (a)	106	1,889
McDonald's Corporation	219	57,699
MercadoLibre S.R.L (a)	14	11,727
Meritage Homes Corporation (a)	11	1,008
MGM Resorts International	95	3,189
Mister Car Wash, Inc. (a) (b)	25	228
Mohawk Industries, Inc. (a)	16	1,607
Murphy USA Inc.	6	1,737
National Vision Holdings, Inc. (a)	24	914
NIKE, Inc. - Class B	377	44,062
Nordstrom, Inc. (b)	35	569
Norwegian Cruise Line Holdings Ltd. (a)	125	1,530
NVR, Inc. (a)	1	4,151
O'Reilly Automotive, Inc. (a)	19	15,818
Papa John's International, Inc.	10	791
Peloton Interactive, Inc. - Class A (a) (b)	95	754
PENN Entertainment, Inc. (a)	46	1,371
Penske Automotive Group, Inc.	7	855
Petco Health And Wellness Company, Inc. - Class A (a)	25	236
Planet Fitness, Inc. - Class A (a)	25	1,959
Polaris Inc.	16	1,638
PulteGroup, Inc.	68	3,106
PVH Corp.	19	1,374
Quantumscape Battery, Inc. - Class A (a) (b)	88	498
Ralph Lauren Corporation - Class A	12	1,289
Red Rock Resorts, Inc. - Class A	15	585
RH (a)	6	1,511
Rivian Automotive, Inc. - Class A (a)	163	3,007
Ross Stores, Inc.	104	12,060
Royal Caribbean Cruises Ltd.	65	3,239
Seaworld Entertainment, Inc. (a)	12	634
Service Corporation International	46	3,165
Shake Shack, Inc. - Class A (a)	12	486
Signet Jewelers Limited	14	971
Six Flags Operations Inc. (a)	23	541
Skechers U.S.A., Inc. - Class A (a)	40	1,676
Skyline Champion Corporation (a)	16	839
Starbucks Corporation	343	34,040
Steven Madden, Ltd.	22	699
Sweetgreen, Inc. - Class A (a) (b)	23	201
Tapestry, Inc.	72	2,731
Taylor Morrison Home II Corporation - Class A (a)	32	973
Tempur Sealy International, Inc.	51	1,747
Tesla Inc. (a)	802	98,836
Texas Roadhouse, Inc. - Class A	20	1,804
The Gap, Inc.	65	737
The Goodyear Tire & Rubber Company (a)	85	858
The Home Depot, Inc.	306	96,662
The ODP Corporation (a)	13	578
The TJX Companies, Inc.	347	27,628
The Wendy's Company	52	1,176
Thor Industries, Inc.	16	1,213
Toll Brothers, Inc.	31	1,544
Topgolf Callaway Brands Corp. (a)	41	803
Tractor Supply Company	33	7,432

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Travel + Leisure Co.	24	881
Ulta Beauty, Inc. (a)	15	7,194
Under Armour, Inc. - Class A (a)	52	527
Under Armour, Inc. - Class C (a)	59	525
Urban Outfitters, Inc. (a)	19	448
V.F. Corporation	98	2,717
Vail Resorts, Inc.	12	2,875
Victoria's Secret & Co. (a)	24	867
Visteon Corporation (a)	8	1,087
Wayfair Inc. - Class A (a) (b)	24	782
Whirlpool Corporation	16	2,306
Williams-Sonoma, Inc.	20	2,293
Wingstop Inc.	9	1,227
Wyndham Hotels & Resorts, Inc.	26	1,868
Wynn Resorts, Limited (a)	31	2,540
YETI Holdings, Inc. (a)	26	1,057
Yum! Brands, Inc.	84	10,813
		1,050,462
Materials 3.1%
Amcor Pty Ltd	446	5,315
Ball Corporation	94	4,805
Berry Global Group, Inc.	37	2,264
Crown Holdings, Inc.	36	2,948
Graphic Packaging Holding Company	92	2,042
Greif, Inc. - Class A	8	513
Greif, Inc. - Class B	—	37
International Paper Company	107	3,701
O-I Glass, Inc. (a)	45	745
Packaging Corporation of America	28	3,548
Sealed Air Corporation	43	2,154
Silgan Holdings Inc.	26	1,358
Sonoco Products Company	29	1,767
WestRock Company	76	2,682
		33,879
Industrials 1.3%
Albany International Corp. - Class A	9	895
Allison Systems, Inc.	28	1,148
Chargepoint Inc. - Class A (a) (b)	82	782
Copart, Inc. (a)	128	7,805
Driven Brands Holdings Inc. (a)	17	477
Rollins, Inc.	69	2,527
Rush Enterprises, Inc. - Class A	13	695
Rush Enterprises, Inc. - Class B	1	37
		14,366
Consumer Staples 0.3%
Casey's General Stores, Inc.	11	2,490
Olaplex Holdings, Inc. (a)	28	144
Reynolds Consumer Products Inc.	17	514
		3,148
Information Technology 0.1%
Sabre Corporation (a)	98	607
Communication Services 0.0%
TripAdvisor, Inc. (a)	31	563
Financials 0.0%
Cannae Holdings, Inc. (a)	22	448
Total Common Stocks (cost $1,107,317)		1,103,473
SHORT TERM INVESTMENTS 0.6%
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (d)	3,852	3,852
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	2,240	2,240
Total Short Term Investments (cost $6,092)		6,092
Total Investments 100.3% (cost $1,113,409)		1,109,565
Other Derivative Instruments (0.0)%		(18)
Other Assets and Liabilities, Net (0.3)%		(3,178)
Total Net Assets 100.0%		1,106,369

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon Consumer Discretionary Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Consumer Discretionary Select Sector Index	23	March 2023	3,007	(18)	16

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Consumer Discretionary Sector Fund
Assets - Securities
Common Stocks	1,103,473	—	—	1,103,473
Short Term Investments	6,092	—	—	6,092
	1,109,565	—	—	1,109,565
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	16	—	—	16
	16	—	—	16

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Consumer Staples Sector Fund
COMMON STOCKS 99.5%
Consumer Staples 92.1%
Albertsons Companies, Inc. - Class A	63	1,313
Altria Group, Inc.	370	16,911
Archer-Daniels-Midland Company	116	10,787
Bellring Intermediate Holdings, Inc. (a)	53	1,361
BJ's Wholesale Club Holdings, Inc. (a)	36	2,394
Brown-Forman Corporation - Class A	21	1,382
Brown-Forman Corporation - Class B	46	3,020
Bunge Limited	37	3,654
Cal-Maine Foods, Inc.	19	1,020
Campbell Soup Company	52	2,933
Celsius Holdings, Inc. (a)	14	1,428
Central Garden & Pet Company (a)	19	698
Central Garden & Pet Company - Class A (a)	26	921
Church & Dwight Co., Inc.	57	4,564
Coca-Cola Consolidated, Inc.	2	1,080
Colgate-Palmolive Company	174	13,732
Conagra Brands, Inc.	112	4,350
Constellation Brands, Inc. - Class A	35	8,094
Costco Wholesale Corporation	89	40,740
Coty Inc. - Class A (a)	155	1,326
Darling Ingredients Inc. (a)	42	2,652
e.l.f. Beauty, Inc. (a)	22	1,238
Edgewell Personal Care Colombia S A S	27	1,030
Flowers Foods, Inc.	61	1,758
Freshpet, Inc. (a)	21	1,115
General Mills, Inc.	125	10,518
Grocery Outlet Holding Corp. (a)	41	1,195
Herbalife Nutrition Ltd. (a)	71	1,051
Hormel Foods Corporation	71	3,255
Hostess Brands, Inc. - Class A (a)	53	1,195
Ingredion Incorporated	20	1,931
Inter Parfums, Inc.	10	988
J & J Snack Foods Corp.	7	1,076
Kellogg Company	60	4,267
Keurig Dr Pepper Inc.	186	6,631
Kimberly-Clark Corporation	72	9,773
Kraft Foods Group, Inc.	174	7,102
Lamb Weston Holdings, Inc.	36	3,244
Lancaster Colony Corporation	7	1,431
McCormick & Company, Incorporated	57	4,761
MGPI Processing, Inc.	9	915
Molson Coors Beverage Company - Class B	50	2,573
Mondelez International, Inc. - Class A	281	18,728
Monster Beverage 1990 Corporation (a)	82	8,340
National Beverage Corp. (a)	18	837
Nu Skin Enterprises, Inc. - Class A	27	1,125
PepsiCo, Inc.	277	50,069
Performance Food Group Company (a)	42	2,448
Philip Morris International Inc.	314	31,806
Pilgrim's Pride Corporation (a)	35	840
Post Holdings, Inc. (a)	18	1,628
PriceSmart, Inc.	15	919
Spectrum Brands Holdings, Inc.	19	1,189
Sprouts Farmers Market, Inc. (a)	41	1,313
Sysco Corporation	109	8,327
The Boston Beer Company, Inc. - Class A (a)	4	1,228
The Clorox Company	29	4,056
The Coca-Cola Company	783	49,820
The Estee Lauder Companies Inc. - Class A	49	12,069
The Hershey Company	32	7,424
The J. M. Smucker Company	26	4,051
The Kroger Co.	143	6,393
The Procter & Gamble Company	475	71,971
The Simply Good Foods Company (a)	34	1,312
Treehouse Foods, Inc. (a)	25	1,223
Tyson Foods, Inc. - Class A	68	4,223
United Natural Foods, Inc. (a)	29	1,123
US Foods Holding Corp. (a)	60	2,039
Walmart Inc.	285	40,378
Weis Markets, Inc.	11	890
		527,176
Consumer Discretionary 7.4%
Chegg, Inc. (a)	49	1,227
Coursera, Inc. (a)	69	818
Dollar General Corporation	47	11,691
Dollar Tree, Inc. (a)	46	6,561
Graham Holdings Co., Ltd. - Class B	2	1,122
Grand Canyon Education, Inc. (a)	13	1,333
Helen of Troy Limited (a)	12	1,281
Krispy Kreme, Inc. (b)	59	607
Laureate Education, Inc. - Class A	95	910
Newell Brands Inc.	124	1,623
Ollie's Bargain Outlet Holdings, Inc. (a)	25	1,153
Target Corporation	96	14,264
		42,590
Total Common Stocks (cost $546,081)		569,766
SHORT TERM INVESTMENTS 0.1%
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	555	555
Total Short Term Investments (cost $555)		555
Total Investments 99.6% (cost $546,636)		570,321
Other Derivative Instruments (0.0)%		(14)
Other Assets and Liabilities, Net 0.4%		2,106
Total Net Assets 100.0%		572,413

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon Consumer Staples Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Consumer Staples Select Sector Index	34	March 2023	2,580	(14)	(8)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Consumer Staples Sector Fund
Assets - Securities
Common Stocks	569,766	—	—	569,766
Short Term Investments	555	—	—	555
	570,321	—	—	570,321
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(8)	—	—	(8)
	(8)	—	—	(8)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Dow Index Fund
COMMON STOCKS 98.6%
Health Care 21.2%
Amgen Inc.	245	64,373
Johnson & Johnson	245	43,297
Merck & Co., Inc.	245	27,194
UnitedHealth Group Incorporated	245	129,948
		264,812
Information Technology 18.1%
Apple Inc.	246	31,846
Cisco Systems, Inc.	245	11,677
Intel Corporation	246	6,478
International Business Machines Corporation	245	34,532
Microsoft Corporation	245	58,780
Salesforce, Inc. (a)	246	32,498
Visa Inc. - Class A	245	50,922
		226,733
Financials 15.9%
American Express Company	245	36,214
JPMorgan Chase & Co.	245	32,868
The Goldman Sachs Group, Inc.	245	84,163
The Travelers Companies, Inc.	245	45,954
		199,199
Industrials 15.0%
3M Company	245	29,393
Caterpillar Inc.	245	58,716
Honeywell International Inc.	245	52,525
The Boeing Company (a)	245	46,689
		187,323
Consumer Discretionary 13.7%
McDonald's Corporation	245	64,591
NIKE, Inc. - Class B	245	28,679
The Home Depot, Inc.	245	77,418
		170,688
Consumer Staples 7.7%
The Coca-Cola Company	245	15,591
The Procter & Gamble Company	245	37,148
Walgreens Boots Alliance, Inc.	245	9,157
Walmart Inc.	245	34,753
		96,649
Energy 3.5%
Chevron Corporation	245	43,993
Communication Services 2.5%
The Walt Disney Company (a)	245	21,294
Verizon Communications Inc.	245	9,657
		30,951
Materials 1.0%
Dow Inc.	245	12,351
Total Common Stocks (cost $836,320)		1,232,699
SHORT TERM INVESTMENTS 1.4%
Investment Companies 1.4%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (c)	16,914	16,914
Total Short Term Investments (cost $16,914)		16,914
Total Investments 100.0% (cost $853,234)		1,249,613
Other Derivative Instruments (0.0)%		(73)
Other Assets and Liabilities, Net 0.0%		550
Total Net Assets 100.0%		1,250,090

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon Dow Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Dow Jones Industrial Average Index	110	March 2023	18,494	(73)	(187)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Dow Index Fund
Assets - Securities
Common Stocks	1,232,699	—	—	1,232,699
Short Term Investments	16,914	—	—	16,914
	1,249,613	—	—	1,249,613
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(187)	—	—	(187)
	(187)	—	—	(187)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Energy Sector Fund
COMMON STOCKS 99.7%
Energy 99.1%
Antero Midstream Corporation	511	5,512
Antero Resources Corporation (a)	420	13,024
Apa Corp.	487	22,754
Arch Resources, Inc. - Class A	28	3,969
Baker Hughes Company - Class A	1,515	44,746
Cactus, Inc. - Class A	93	4,680
California Resources Corporation	113	4,909
Callon Petroleum Company (a) (b)	77	2,858
ChampionX Corporation	305	8,828
Cheniere Energy, Inc.	378	56,630
Chesapeake Energy Corporation (b)	163	15,388
Chevron Corporation	2,702	484,923
Chord Energy Corporation	64	8,720
Civitas Resources, Inc.	78	4,511
CNX Resources Corporation (a)	273	4,603
Comstock Resources, Inc. (b)	136	1,868
ConocoPhillips	1,892	223,303
CONSOL Energy Inc.	49	3,187
Coterra Energy Inc.	1,200	29,478
CVR Energy, Inc.	44	1,394
Delek US Holdings, Inc.	103	2,791
Denbury Inc. (a)	75	6,505
Devon Energy Corporation	993	61,065
Diamondback Energy, Inc.	268	36,617
DT Midstream, Inc.	149	8,224
EOG Resources, Inc.	892	115,540
EQT Corporation	555	18,787
Equitrans Midstream Corporation	653	4,373
Exxon Mobil Corporation	6,254	689,862
Halliburton Company	1,379	54,265
Helmerich & Payne, Inc.	159	7,865
Hess Corporation	421	59,763
HF Sinclair Corporation	204	10,574
Highpeak Energy, Inc. (b)	20	461
International Seaways, Inc.	61	2,257
Kinder Morgan, Inc.	3,004	54,312
Kosmos Energy Ltd. (a)	683	4,342
Liberty Energy Inc. - Class A	238	3,816
Magnolia Oil & Gas Corporation - Class A	253	5,927
Marathon Oil Corporation	962	26,032
Marathon Petroleum Corporation	712	82,841
Matador Resources Company	172	9,846
Murphy Oil Corporation	224	9,619
NexTier Oilfield Solutions Inc. (a)	237	2,190
Northern Oil and Gas Incorporated (b)	101	3,112
Nov Inc.	601	12,552
Occidental Petroleum Corporation	1,104	69,559
ONEOK, Inc.	679	44,632
Ovintiv Canada ULC	375	19,023
Patterson-UTI Energy, Inc.	332	5,586
PBF Energy Inc. - Class A (b)	174	7,078
PDC Energy, Inc.	140	8,911
Peabody Energy Corporation (a)	174	4,607
Permian Resources Corporation - Class A (b)	307	2,882
Phillips 66	718	74,707
Pioneer Natural Resources Company	361	82,412
Range Resources Corporation	371	9,285
RPC, Inc.	125	1,112
Schlumberger Limited	2,154	115,126
SM Energy Company	190	6,618
Southwestern Energy Company (a)	1,672	9,784
Targa Resources Corp.	344	25,269
Texas Pacific Land Corporation	9	21,942
The Williams Companies, Inc.	1,850	60,857
Transocean Ltd. (a) (c)	1,019	4,645
Valaris Limited (a)	93	6,298
Valero Energy Corporation	585	74,275
Weatherford International Public Limited Company (a)	97	4,936
		2,898,367
Utilities 0.3%
National Fuel Gas Company	137	8,699
Materials 0.3%
Valvoline, Inc.	266	8,673
Total Common Stocks (cost $2,028,440)		2,915,739
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.8%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	24,350	24,350
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (e)	473	473
Total Short Term Investments (cost $24,823)		24,823
Total Investments 100.5% (cost $2,053,263)		2,940,562
Other Derivative Instruments 0.0%		60
Other Assets and Liabilities, Net (0.5)%		(14,944)
Total Net Assets 100.0%		2,925,678

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon Energy Sector Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Transocean Ltd.	06/17/22	3,577	4,645	0.2

JNL/Mellon Energy Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Energy Select Sector Index	132	March 2023	11,881	60	269

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Energy Sector Fund
Assets - Securities
Common Stocks	2,915,739	—	—	2,915,739
Short Term Investments	24,823	—	—	24,823
	2,940,562	—	—	2,940,562
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	269	—	—	269
	269	—	—	269

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Financial Sector Fund
COMMON STOCKS 99.1%
Financials 85.2%
ADS Alliance Data Systems, Inc.	14	510
Affiliated Managers Group, Inc.	10	1,561
AFLAC Incorporated	149	10,749
Ally Financial Inc.	79	1,938
American Equity Investment Life Holding Company	18	827
American Express Company	158	23,323
American Financial Group, Inc.	18	2,530
American International Group, Inc.	196	12,407
Ameriprise Financial, Inc.	28	8,750
Ameris Bancorp	18	828
AON Public Limited Company - Class A	55	16,394
Apollo Asset Management, Inc. (a)	115	7,322
Arch Capital Group Ltd. (b)	98	6,132
Ares Management Corporation - Class A	41	2,806
Arthur J. Gallagher & Co.	56	10,497
Artisan Partners Asset Management Inc. - Class A	18	533
Associated Banc-Corp	40	928
Assurant, Inc.	14	1,741
Assured Guaranty Ltd.	16	974
Atlantic Union Bank	20	701
AXIS Capital Holdings Limited	21	1,118
Axos Financial, Inc. (b)	14	546
BancFirst Corporation	5	409
Bank of America Corporation	1,843	61,041
Bank of Hawaii Corporation	11	831
Bank OZK	30	1,196
BankUnited, Inc.	20	684
Banner Corporation	8	530
Berkshire Hathaway Inc. - Class B (b)	476	146,965
BlackRock, Inc.	40	28,105
Blackstone Inc. - Class A	185	13,749
Blue Owl Capital Inc. - Class A	89	944
BOK Financial Corporation	8	786
Brighthouse Financial, Inc. (b)	18	945
Brown & Brown, Inc.	62	3,556
Cadence Bank	49	1,209
Capital One Financial Corporation	101	9,362
Cathay General Bancorp	19	789
Chubb Limited	110	24,178
Cincinnati Financial Corporation	42	4,250
Citigroup Inc.	511	23,133
Citizens Financial Group, Inc.	131	5,143
CME Group Inc. - Class A	95	15,973
CNA Financial Corporation	7	309
CNO Financial Group, Inc.	31	704
Cohen & Steers, Inc.	7	449
Columbia Banking System, Inc.	21	643
Columbia Financial, Inc. (b)	9	190
Comerica Incorporated	35	2,310
Commerce Bancshares, Inc.	30	2,044
Community Bank System, Inc.	14	911
Corebridge Financial, Inc.	17	348
Credit Acceptance Corporation (b)	2	772
Cullen/Frost Bankers, Inc.	17	2,254
CVB Financial Corp.	35	907
Discover Financial Services	72	7,058
East West Bancorp, Inc.	37	2,447
Eastern Bankshares, Inc.	42	719
Enact Holdings, Inc.	7	157
Enstar Group Limited (b)	4	855
Equitable Holdings, Inc.	92	2,632
Erie Indemnity Company - Class A	7	1,650
Essent Group Ltd.	28	1,098
Evercore Inc. - Class A	9	1,035
Everest Re Group, Ltd.	10	3,419
F.N.B. Corporation	92	1,200
FactSet Research Systems Inc.	10	4,058
Federated Hermes, Inc. - Class B	22	815
Fidelity National Financial, Inc. - Class A	71	2,689
Fifth Third Bancorp	181	5,939
First American Financial Corporation	27	1,412
First Bancorp.	51	646
First Citizens BancShares, Inc. - Class A	3	2,380
First Financial Bancorp.	25	608
First Financial Bankshares, Inc.	34	1,175
First Hawaiian, Inc.	34	890
First Horizon Corporation	141	3,458
First Interstate BancSystem, Inc. - Class A	23	893
First Merchants Corporation	16	659
First Republic Bank	48	5,907
FirstCash Holdings, Inc.	10	843
Focus Financial Partners Inc. - Class A (b)	15	551
Franklin Resources, Inc.	75	1,980
Freedom Holding Corp. (b) (c)	5	275
Fulton Financial Corporation	43	726
Glacier Bancorp, Inc.	29	1,438
Globe Life Inc.	24	2,868
Hamilton Lane Incorporated - Class A	9	602
Hancock Whitney Corporation	23	1,112
Heartland Financial USA, Inc.	8	377
Hilltop Holdings Inc.	12	347
Home BancShares, Inc.	50	1,141
Houlihan Lokey, Inc. - Class A	13	1,161
Huntington Bancshares Incorporated	380	5,358
Independence Holdings, LLC	32	1,070
Independent Bank Corp.	12	1,010
Independent Bank Group, Inc.	9	551
Interactive Brokers Group, Inc. - Class A	27	1,975
Intercontinental Exchange, Inc.	147	15,131
International Bancshares Corporation	14	657
Invesco Ltd.	120	2,162
Jackson Financial Inc. - Class A (a)	16	556
Janus Henderson Group PLC	36	845
Jefferies Financial Group Inc.	48	1,647
JPMorgan Chase & Co.	775	103,867
K.K.R. Co., Inc. - Class A	153	7,088
KeyCorp	247	4,311
Kinsale Capital Group, Inc.	6	1,498
Lakeland Financial Corporation	6	465
Lincoln National Corporation	40	1,235
Loews Corporation	52	3,047
LPL Financial Holdings Inc.	21	4,522
M&T Bank Corporation	46	6,621
Markel Corporation (b)	4	4,661
MarketAxess Holdings Inc.	10	2,760
Marsh & Mclennan Companies, Inc.	131	21,674
MetLife, Inc.	174	12,595
MGIC Investment Corporation	78	1,010
Moelis & Company - Class A	17	648
Moody's Corporation	42	11,592
Morgan Stanley	348	29,596
Morningstar, Inc.	7	1,430
Mr. Cooper Group Inc. (b)	18	736
MSCI Inc. - Class A	21	9,820
Nasdaq, Inc.	89	5,484
Navient Corporation	27	440
Nelnet, Inc. - Class A	5	437
New York Community Bancorp, Inc. - Series A	175	1,505
Northern Trust Corporation	55	4,870
Old National Bancorp	78	1,397
Old Republic International Corporation	75	1,804
Pacific Premier Bancorp, Inc.	26	813
PacWest Bancorp	31	716
Palomar Holdings, Inc. (b)	7	303
Park National Corporation	4	498
PennyMac Financial Services, Inc.	8	435
Pinnacle Financial Partners, Inc.	20	1,491
Popular, Inc.	19	1,281
Primerica, Inc.	10	1,376
Principal Financial Group, Inc.	60	5,043
Prosperity Bancshares, Inc.	24	1,741
Prudential Financial, Inc.	97	9,662
Radian Group Inc.	43	822
Raymond James Financial, Inc.	51	5,462
Regions Financial Corporation	247	5,320
Reinsurance Group of America, Incorporated	18	2,499

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
RenaissanceRe Holdings Ltd	12	2,145
RLI Corp.	11	1,408
Ryan Specialty Group Holdings, Inc. - Class A (b)	22	898
S&P Global Inc.	88	29,452
SEI Investments Company	27	1,566
Selective Insurance Group, Inc.	16	1,402
ServisFirst Bancshares, Inc.	13	908
Signature Bank	17	1,929
Silvergate Capital Corporation - Class A (b)	8	141
Simmons First National Corporation - Class A	33	709
SLM Corporation	67	1,113
SoFi Technologies, Inc. (b) (c)	219	1,008
Southstate Corporation	20	1,533
State Street Corporation	97	7,533
Stifel Financial Corp.	28	1,617
Stock Yards Bancorp, Inc.	7	487
SVB Financial Group (b)	16	3,585
Synchrony Financial	119	3,917
Synovus Financial Corp.	38	1,439
T. Rowe Price Group, Inc.	59	6,436
Texas Capital Bancshares, Inc. (b)	13	814
TFS Financial Corporation	13	194
The Allstate Corporation	70	9,496
The Bank of New York Mellon Corporation (a)	194	8,841
The Carlyle Group, Inc.	57	1,716
The Charles Schwab Corporation	403	33,535
The Goldman Sachs Group, Inc.	89	30,705
The Hanover Insurance Group, Inc.	9	1,279
The Hartford Financial Services Group, Inc.	84	6,377
The PNC Financial Services Group, Inc.	106	16,821
The Progressive Corporation	154	20,040
The Travelers Companies, Inc.	62	11,602
TowneBank	18	546
TPG Inc. - Class A	13	366
Tradeweb Markets Inc. - Class A	29	1,893
Truist Financial Corporation	350	15,076
Trupanion, Inc. (b) (c)	9	440
Trustmark Corporation	15	511
U.S. Bancorp	357	15,570
UMB Financial Corporation	11	953
Umpqua Holdings Corporation	58	1,042
United Bankshares, Inc.	36	1,455
United Community Banks, Inc.	29	969
Unum Group	49	2,019
Upstart Holdings, Inc. (b) (c)	19	251
Valley National Bancorp	113	1,282
Virtu Financial, Inc. - Class A	25	510
Voya Financial, Inc. (c)	26	1,606
W. R. Berkley Corporation	54	3,935
Walker & Dunlop, Inc.	8	634
Washington Federal, Inc.	17	583
Webster Financial Corporation	46	2,173
Wells Fargo & Company	1,006	41,546
WesBanco, Inc.	16	593
Western Alliance Bancorporation	29	1,715
White Mountains Insurance Group Ltd	1	952
Willis Towers Watson Public Limited Company	29	6,991
Wintrust Financial Corporation	16	1,371
WSFS Financial Corporation	17	768
Zions Bancorporation, National Association	39	1,933
Zurich American Corporation	17	823
		1,168,643
Information Technology 13.9%
MasterCard Incorporated - Class A	224	77,947
PayPal Holdings, Inc. (b)	301	21,440
The Western Union Company	103	1,414
Visa Inc. - Class A	432	89,700
		190,501
Industrials 0.0%
Dun & Bradstreet Holdings, Inc.	55	670
Health Care 0.0%
CorVel Corporation (b)	3	368
Total Common Stocks (cost $1,279,677)		1,360,182
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (a) (d)	2,948	2,948
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (a) (d)	405	405
Total Short Term Investments (cost $3,353)		3,353
Total Investments 99.4% (cost $1,283,030)		1,363,535
Other Derivative Instruments (0.0)%		(20)
Other Assets and Liabilities, Net 0.6%		8,933
Total Net Assets 100.0%		1,372,448
(a) Investment in affiliate.

(b) Non-income producing security.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon Financial Sector Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Asset Management, Inc.	—	6,718	1,011	170	211	1,404	7,322	0.5
Apollo Global Management, Inc.	4,265	—	2,926	—	—	(1,339)	—	—
Athene Holding Ltd - Class A	2,963	—	1,875	—	—	(1,088)	—	—
Jackson Financial Inc. - Class A	1,019	177	395	50	(71)	(174)	556	—
The Bank of New York Mellon Corporation	11,926	1,496	1,795	291	(10)	(2,776)	8,841	0.7
	20,173	8,391	8,002	511	130	(3,973)	16,719	1.2

Effective January 1, 2022, Athene Holding Ltd - Class A merged with Apollo Global Management, Inc. to form Apollo Asset Management, Inc. in a tax-free reorganization. Sales Proceeds includes the cost basis of $1,875 and $2,926 of Athene Holding Ltd - Class A and Apollo Global Management, Inc. shares, respectively, that were exchanged for shares of Apollo Asset Management, Inc. that are included in Purchases.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Mellon Financial Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Financial Select Sector Index	119	March 2023	12,541	(20)	88

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Financial Sector Fund
Assets - Securities
Common Stocks	1,360,182	—	—	1,360,182
Short Term Investments	3,353	—	—	3,353
	1,363,535	—	—	1,363,535
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	88	—	—	88
	88	—	—	88

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Healthcare Sector Fund
COMMON STOCKS 99.7%
Health Care 99.1%
10X Genomics, Inc. - Class A (a)	61	2,240
Abbott Laboratories	1,134	124,530
AbbVie Inc.	1,149	185,750
Abcellera Biologics Inc. (a)	138	1,399
Acadia Healthcare Company, Inc. (a)	59	4,889
ACADIA Pharmaceuticals Inc. (a)	78	1,244
Agilent Technologies, Inc.	192	28,781
Agiliti, Inc. (a)	19	314
Agilon Health Management, Inc. (a)	129	2,079
Align Technology, Inc. (a)	47	9,911
Alkermes Public Limited Company (a)	106	2,770
Alnylam Pharmaceuticals, Inc. (a)	80	19,048
Amedisys, Inc. (a)	22	1,800
AmerisourceBergen Corporation	105	17,405
Amgen Inc.	347	91,161
Amicus Therapeutics, Inc. (a)	168	2,047
AMN Healthcare Services, Inc. (a)	29	3,016
Amylyx Pharmaceuticals, Inc. (a)	27	985
Apellis Pharmaceuticals, Inc. (a)	60	3,080
Apollo Medical Holdings, Inc. (a) (b)	23	667
Arrowhead Pharmaceuticals Inc (a)	69	2,786
Arvinas Operations, Inc. (a)	30	1,016
AtriCure, Inc. (a)	31	1,369
Axonics, Inc. (a)	31	1,930
Azenta, Inc. (a)	49	2,873
Baxter International Inc.	328	16,703
Beam Therapeutics Inc. (a) (c)	39	1,540
Becton, Dickinson and Company	185	47,110
Biogen Inc. (a)	94	25,914
BioMarin Pharmaceutical Inc. (a)	120	12,455
Bio-Rad Laboratories, Inc. - Class A (a)	14	5,803
Bio-Techne Corporation	102	8,493
Blueprint Medicines Corporation (a)	39	1,690
Boston Scientific Corporation (a)	929	42,976
Bristol-Myers Squibb Company	1,383	99,473
Bruker Corporation	66	4,488
Cardinal Health, Inc.	172	13,185
Catalent, Inc. (a)	116	5,225
Centene Corporation (a)	369	30,238
Cerevel Therapeutics Holdings, Inc. - Class A (a)	37	1,171
Certara, Inc. (a)	67	1,076
Charles River Laboratories International, Inc. (a)	33	7,228
Chemed Corporation	10	4,984
Cigna Corporation	199	65,934
CONMED Corporation	19	1,703
Corcept Therapeutics Incorporated (a)	60	1,221
Coronado Topco, Inc. (a)	35	3,014
CRISPR Therapeutics AG (a)	52	2,094
CVS Health Corporation	852	79,383
Cytokinetics, Incorporated (a)	62	2,852
Danaher Corporation	426	113,166
DaVita Inc. (a)	36	2,704
Denali Therapeutics Inc. (a)	75	2,096
Dentsply Sirona Inc.	139	4,434
DexCom, Inc. (a)	252	28,527
Doximity, Inc. - Class A (a) (c)	73	2,434
Edwards Lifesciences Corporation (a)	402	30,003
Elanco Animal Health Incorporated (a)	294	3,590
Elevance Health, Inc.	155	79,658
Eli Lilly and Company	513	187,511
Encompass Health Corporation	66	3,921
Envista Holdings Corporation (a)	104	3,507
EQRX, Inc. (a) (c)	150	369
Evolent Health, Inc. - Class A (a)	61	1,722
Exact Sciences Corporation (a)	114	5,665
Exelixis, Inc. (a)	209	3,359
Fate Therapeutics, Inc. (a)	54	547
Gilead Sciences, Inc.	813	69,818
Glaukos Corporation (a)	31	1,344
Globus Medical, Inc. - Class A (a)	50	3,712
Guardant Health, Inc. (a)	67	1,827
Haemonetics Corporation (a)	33	2,595
Halozyme Therapeutics, Inc. (a)	88	4,987
Harmony Biosciences Holdings Inc. (a)	19	1,062
HCA Healthcare, Inc.	138	33,167
HealthEquity, Inc. (a)	55	3,396
Henry Schein, Inc. (a)	89	7,069
Hologic, Inc. (a)	162	12,102
Horizon Therapeutics Public Limited Company (a)	147	16,772
Humana Inc.	82	42,072
ICU Medical, Inc. (a)	13	2,071
IDEXX Laboratories, Inc. (a)	54	22,086
Illumina, Inc. (a)	102	20,610
Inari Medical, Inc. (a)	32	2,041
Incyte Corporation (a)	120	9,622
Insmed Incorporated (a)	80	1,598
Inspire Medical Systems, Inc. (a)	18	4,552
Insulet Corporation (a)	45	13,346
Integer Holdings Corporation (a)	21	1,416
Integra LifeSciences Holdings Corporation (a)	47	2,633
Intellia Therapeutics, Inc. (a)	58	2,038
Intra-Cellular Therapies, Inc. (a)	57	3,020
Intuitive Surgical, Inc. (a)	230	61,103
Ionis Pharmaceuticals, Inc. (a)	93	3,521
IQVIA Holdings Inc (a)	121	24,815
Irhythm Technologies, Inc. (a)	20	1,838
Iveric Bio, Inc. (a)	85	1,822
Jazz Pharmaceuticals Public Limited Company (a)	41	6,488
Johnson & Johnson	1,700	300,224
Karuna Therapeutics, Inc. (a)	18	3,458
Laboratory Corporation of America Holdings	58	13,565
Lantheus Holdings, Inc. (a)	45	2,316
Lifestance Health Group, Inc. (a) (c)	60	294
LivaNova PLC (a)	34	1,906
Maravai LifeSciences Holdings, Inc. - Class A (a)	71	1,014
Masimo Corporation (a)	32	4,702
McKesson Corporation	92	34,616
Medpace Holdings, Inc. (a)	16	3,461
Medtronic, Inc.	862	67,006
Merck & Co., Inc.	1,647	182,755
Merit Medical Systems, Inc. (a)	37	2,612
Mettler-Toledo International Inc. (a)	14	20,920
Mirati Therapeutics, Inc. (a)	33	1,487
Moderna, Inc. (a)	215	38,634
Molina Healthcare, Inc. (a)	38	12,476
Multiplan Corporation - Class A (a) (c)	156	179
Myovant Sciences Ltd. (a)	31	830
Natera, Inc. (a)	74	2,961
Neogen Corporation (a)	132	2,009
Neurocrine Biosciences, Inc. (a)	62	7,448
Novocure Limited (a)	59	4,339
NuVasive, Inc. (a)	35	1,423
Oak Street Health, Inc. (a) (c)	77	1,663
Omnicell, Inc. (a)	29	1,459
Option Care Health, Inc. (a)	103	3,092
Organon & Co.	165	4,620
Pacira Pharmaceuticals, Inc. (a)	30	1,144
Patterson Companies, Inc.	58	1,620
Penumbra, Inc. (a)	25	5,462
PerkinElmer, Inc.	81	11,421
Perrigo Company Public Limited Company	88	3,001
Pfizer Inc.	3,649	186,992
Premier Healthcare Solutions, Inc. - Class A	78	2,745
Prestige Consumer Healthcare Inc. (a)	32	2,027
Privia Health Group Inc. (a)	32	736
Progyny, Inc. (a)	47	1,456
Prometheus Biosciences, Inc. (a)	20	2,142
PTC Therapeutics, Inc. (a)	44	1,694
Quest Diagnostics Incorporated	74	11,647
R1 RCM Inc. (a)	90	984
Regeneron Pharmaceuticals, Inc. (a)	70	50,180
Relay Therapeutics, Inc. (a)	59	883
Repligen Corporation (a)	34	5,719
ResMed Inc.	95	19,774
Roivant Sciences Ltd. (a) (c)	63	502
Royalty Pharma PLC - Class A	238	9,416

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Sage Therapeutics Inc. (a)	33	1,272
Sarepta Therapeutics, Inc. (a)	57	7,399
Seagen Inc. (a)	88	11,336
Select Medical Holdings Corporation	68	1,677
Shockwave Medical, Inc. (a)	24	4,841
Signify Health, Inc. - Class A (a)	45	1,301
Sotera Health LLC (a)	62	519
STAAR Surgical Company (a)	32	1,540
Steris Limited	65	11,986
Stryker Corporation	219	53,415
Symbion, Inc. (a)	39	1,084
Syneos Health, Inc. - Class A (a)	68	2,499
Tandem Diabetes Care, Inc. (a)	42	1,873
Teladoc Health, Inc. (a)	106	2,506
Teleflex Incorporated	30	7,490
Tenet Healthcare Corporation (a)	69	3,378
The Cooper Companies, Inc.	32	10,585
The Ensign Group, Inc.	36	3,435
Thermo Fisher Scientific Inc.	255	140,576
Tilray Brands, Inc. (a)	388	1,043
Ultragenyx Pharmaceutical Inc. (a)	46	2,109
United Therapeutics Corporation (a)	30	8,222
UnitedHealth Group Incorporated	607	321,783
Universal Health Services, Inc. - Class B	42	5,909
Vaxcyte, Inc. (a)	42	2,007
Veeva Systems Inc. - Class A (a)	91	14,690
Vertex Pharmaceuticals Incorporated (a)	166	48,055
Viatris Inc.	786	8,746
VIR Biotechnology, Inc. (a)	48	1,207
Waters Corporation (a)	39	13,393
West Pharmaceutical Services, Inc.	48	11,329
Zimmer Biomet Holdings, Inc.	136	17,374
Zoetis Inc. - Class A	304	44,515
		3,666,907
Consumer Staples 0.5%
Walgreens Boots Alliance, Inc.	466	17,405
Materials 0.1%
AptarGroup, Inc.	42	4,602
Ginkgo Bioworks Holdings, Inc. - Class A (a) (c)	520	878
		5,480
Total Common Stocks (cost $2,186,743)		3,689,792
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (d)	11,295	11,295
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (d)	1,146	1,146
Total Short Term Investments (cost $12,441)		12,441
Total Investments 100.0% (cost $2,199,184)		3,702,233
Other Derivative Instruments (0.0)%		(65)
Other Assets and Liabilities, Net (0.0)%		(81)
Total Net Assets 100.0%		3,702,087

(a) Non-income producing security.

(b) Investment in affiliate.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon Healthcare Sector Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Medical Holdings, Inc.	1,923	—	185	—	(64)	(1,007)	667	—

JNL/Mellon Healthcare Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Health Care Select Sector Index	107	March 2023	14,931	(65)	(140)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Healthcare Sector Fund
Assets - Securities
Common Stocks	3,689,792	—	—	3,689,792
Short Term Investments	12,441	—	—	12,441
	3,702,233	—	—	3,702,233
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(140)	—	—	(140)
	(140)	—	—	(140)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Industrials Sector Fund
COMMON STOCKS 99.4%
Industrials 91.5%
3M Company	29	3,477
A. O. Smith Corporation	7	383
AAON, Inc.	2	163
ABM Industries Incorporated	4	156
Acuity Brands, Inc.	2	280
Advanced Drainage Systems, Inc.	3	274
AECOM	7	622
Aerojet Rocketdyne Holdings, Inc. (a)	4	226
AeroVironment, Inc. (a)	1	114
AGCO Corporation	3	449
Air Lease Corporation - Class A	5	206
Air Transport Services Group, Inc. (a)	3	79
Alaska Air Group, Inc. (a)	7	285
Allegion Public Limited Company	5	485
Altra Industrial Motion Corp.	3	208
American Airlines Group Inc. (a)	34	432
AMETEK, Inc.	12	1,683
APi Group Corp (a)	10	196
Applied Industrial Technologies, Inc.	2	259
Arcosa, Inc.	3	140
Armstrong World Industries, Inc.	2	166
Atkore Inc. (a)	2	244
Atlas Air Worldwide Holdings, Inc. (a)	1	138
Avis Budget Group, Inc. (a)	1	218
Axon Enterprise, Inc. (a)	4	588
Beacon Roofing Supply, Inc. (a)	3	144
Bloom Energy Corporation - Class A (a)	9	180
Booz Allen Hamilton Holding Corporation - Class A	7	725
Brady Corporation - Class A	2	112
Builders FirstSource, Inc. (a)	8	500
BWXT Government Group, Inc.	5	277
C.H. Robinson Worldwide, Inc.	6	565
Carlisle Companies Incorporated	3	639
Carrier Global Corporation	44	1,809
Casella Waste Systems, Inc. - Class A (a)	3	215
Caterpillar Inc.	27	6,539
CBIZ, Inc. (a)	3	126
Chart Industries, Inc. (a)	2	221
Cintas Corporation	5	2,044
Clean Harbors, Inc. (a)	3	301
Comfort Systems USA, Inc.	2	220
Core & Main, Inc. - Class A (a)	4	73
Crane Holdings, Co.	2	250
CSX Corporation	110	3,416
Cummins Inc.	7	1,792
Curtiss-Wright Corporation	2	333
Deere & Company	14	6,177
Delta Air Lines, Inc. (a)	34	1,105
Donaldson Company, Inc.	6	379
Dover Corporation	7	997
Dycom Industries, Inc. (a)	2	142
Eaton Corporation Public Limited Company	21	3,274
EMCOR Group, Inc.	2	368
Emerson Electric Co.	31	2,979
Encore Wire Corporation	1	132
EnerSys	2	160
EnPro Industries, Inc.	1	120
Equifax Inc.	6	1,248
ESAB Corporation	3	128
Evoqua Water Technologies Corp. (a)	6	251
Expeditors International of Washington, Inc.	8	867
Exponent, Inc.	3	266
Fastenal Company	30	1,422
Federal Signal Corporation	3	150
FedEx Corporation	13	2,175
First Advantage Corporation (a)	3	39
Flowserve Corporation	7	214
Fluor Corporation (a)	7	257
Fortune Brands Innovations, Inc.	7	387
Forward Air Corporation	1	148
Franklin Electric Co., Inc.	2	160
Frontier Group Holdings, Inc. (a) (b)	2	20
FTI Consulting, Inc. (a)	2	287
Gates Industrial Corporation PLC (a)	5	62
GATX Corporation	2	195
Generac Holdings Inc. (a)	3	338
General Dynamics Corporation	12	2,930
General Electric Company	57	4,802
GMS Inc. (a)	2	109
Graco Inc.	9	595
GXO Logistics Inc. (a)	6	264
Hayward Holdings, Inc. (a)	5	49
HEICO Corporation	2	321
HEICO Corporation - Class A	4	437
Helios Technologies, Inc.	2	95
Herc Holdings Inc.	1	173
Hertz Global Holdings, Inc. (a)	9	137
Hexcel Corporation	4	258
Hillenbrand, Inc.	4	158
Honeywell International Inc.	35	7,557
Howmet Aerospace Inc.	19	761
Hub Group, Inc. - Class A (a)	2	135
Hubbell Incorporated	3	661
Huntington Ingalls Industries, Inc.	2	482
IAA Spinco Inc. (a)	7	280
ICF International, Inc.	1	87
IDEX Corporation	4	903
Illinois Tool Works Inc.	15	3,230
Ingersoll Rand Inc.	21	1,110
Insperity, Inc.	2	211
ITT Inc.	4	352
J. B. Hunt Transport Services, Inc.	4	758
Jacobs Solutions Inc.	7	804
JetBlue Airways Corporation (a)	17	113
Joby Aviation, Inc. - Class A (a) (b)	15	51
John Bean Technologies Corporation	2	155
Johnson Controls International Public Limited Company	36	2,312
Kadant Inc.	1	110
KBR, Inc.	7	382
Kennametal Inc.	4	104
Kirby Corporation (a)	3	200
Knight-Swift Transportation Holdings Inc. - Class A	8	441
Korn Ferry	3	143
L3Harris Technologies, Inc.	10	2,079
Landstar System, Inc.	2	307
LegalZoom.com, Inc. (a) (b)	4	34
Lennox International Inc.	2	403
Lincoln Electric Holdings, Inc.	3	436
Lockheed Martin Corporation	12	5,952
ManpowerGroup Inc.	3	220
Masco Corporation	12	552
MasTec, Inc. (a)	3	263
Matson Intermodal - Paragon, Inc.	2	122
McGrath RentCorp	1	122
MDU Resources Group, Inc.	11	324
Mercury Systems, Inc. (a)	3	139
Mine Safety Appliances Company, LLC	2	277
Moog Inc. - Class A	2	135
MSC Industrial Direct Co., Inc. - Class A	2	201
Mueller Industries, Inc.	3	178
Nordson Corporation	3	670
Norfolk Southern Corporation	12	2,992
Northrop Grumman Corporation	8	4,141
NV5 Global, Inc. (a)	1	87
Nvent Electric Public Limited Company	9	336
Old Dominion Freight Line, Inc.	5	1,349
Oshkosh Corporation	3	302
Otis Worldwide Corporation	22	1,711
Owens Corning	5	417
PACCAR Inc	18	1,805
Parker-Hannifin Corporation	7	1,960
Parsons Corporation (a)	2	80
Pentair Public Limited Company	9	387
Plug Power Inc. (a)	28	344
Quanta Services, Inc.	7	1,068

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Raytheon Technologies Corporation	77	7,782
RBC Bearings Incorporated (a)	2	317
Regal Beloit Corporation	3	415
Republic Services, Inc.	11	1,390
Resideo Technologies, Inc. (a)	8	129
Robert Half International Inc.	6	419
Rocket Lab USA, Inc. - Class A (a)	11	41
Rockwell Automation, Inc.	6	1,552
Ryder System, Inc.	3	219
Saia, Inc. (a)	1	290
Schneider National, Inc. - Class B	2	44
SiteOne Landscape Supply, Inc. (a)	2	282
Snap-on Incorporated	3	637
Southwest Airlines Co.	31	1,049
Spirit AeroSystems Holdings, Inc. - Class A	5	160
Spirit Airlines	6	113
SPX Technologies, Inc. (a)	2	153
Stanley Black & Decker, Inc.	8	583
Stericycle, Inc. (a)	5	240
Terex Corporation	3	149
Tetra Tech, Inc.	3	404
Textron Inc.	11	775
The AZEK Company Inc. - Class A (a)	6	119
The Boeing Company (a)	29	5,598
The Brink's Company	2	132
The Middleby Corporation (a)	3	382
The Timken Company	4	248
The Toro Company	6	622
Trane Technologies Public Limited Company	12	2,031
TransDigm Group Incorporated	3	1,706
TransUnion	10	574
Trex Company, Inc. (a)	6	243
Trinet Group, Inc. (a)	2	129
Trinity Industries, Inc.	4	122
Triton Container International Limited	3	212
U-Haul Holding Company (b)	1	30
Unifirst Corporation	1	150
Union Pacific Corporation	32	6,678
United Airlines Holdings, Inc. (a)	17	646
United Parcel Service, Inc. - Class B	38	6,655
United Rentals, Inc. (a)	4	1,292
Valmont Industries, Inc.	1	368
Verisk Analytics, Inc.	8	1,447
Vertiv Holdings Co - Class A	16	214
W. W. Grainger, Inc.	2	1,312
Waste Management, Inc.	20	3,074
Watsco, Inc.	2	435
Watts Water Technologies, Inc. - Class A	1	213
Werner Enterprises, Inc.	3	125
WESCO International, Inc. (a)	2	293
Westinghouse Air Brake Technologies Corporation	10	952
WillScot Mobile Mini Holdings Corp. - Class A (a)	11	499
Woodward, Inc.	3	304
XPO, Inc. (a)	6	199
Xylem Inc.	9	1,045
Zurn Elkay Water Solutions Corporation	8	159
		172,813
Information Technology 6.2%
Advanced Energy Industries, Inc.	2	171
Automatic Data Processing, Inc.	22	5,197
Dolby Laboratories, Inc. - Class A	3	231
Global Payments Inc.	14	1,409
MAXIMUS, Inc.	3	237
Paychex, Inc.	17	1,944
Roper Technologies, Inc.	6	2,404
Vm Consolidated, Inc. - Class A (a)	7	102
		11,695
Consumer Discretionary 0.8%
ADT, Inc.	11	101
Aramark	14	559
Pool Corporation	2	619
TopBuild Corp. (a)	2	261
		1,540
Materials 0.7%
Arconic Corporation (a)	5	110
ATI Inc. (a)	7	205
Avery Dennison Corporation	4	769
Louisiana-Pacific Corporation	4	224
Worthington Industries, Inc.	2	81
		1,389
Consumer Staples 0.1%
Energizer Holdings, Inc.	4	119
Seaboard Corporation	—	49
		168
Health Care 0.1%
Enovis Corporation (a)	3	136
Total Common Stocks (cost $190,956)		187,741
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	1,063	1,063
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (d)	55	55
Total Short Term Investments (cost $1,118)		1,118
Total Investments 100.0% (cost $192,074)		188,859
Other Derivative Instruments (0.0)%		(7)
Other Assets and Liabilities, Net (0.0)%		(48)
Total Net Assets 100.0%		188,804

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon Industrials Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Industrial Select Sector Index	15	March 2023	1,509	(7)	(15)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Industrials Sector Fund
Assets - Securities
Common Stocks	187,741	—	—	187,741
Short Term Investments	1,118	—	—	1,118
	188,859	—	—	188,859

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Industrials Sector Fund (continued)
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(15)	—	—	(15)
	(15)	—	—	(15)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Information Technology Sector Fund
COMMON STOCKS 99.8%
Information Technology 97.4%
Accenture Public Limited Company - Class A	296	79,000
ACI Worldwide, Inc. (a)	53	1,214
Adobe Inc. (a)	218	73,513
Advanced Micro Devices, Inc. (a)	758	49,070
Affirm Holdings, Inc. - Class A (a) (b)	102	984
Akamai Technologies, Inc. (a)	74	6,229
Alarm.Com Holdings, Inc. (a)	23	1,152
Allegro Microsystems Inc. (a)	31	939
Altair Engineering Inc. - Class A (a)	24	1,109
Alteryx, Inc. - Class A (a)	29	1,454
Ambarella Inc. (a)	18	1,470
Amkor Technology, Inc.	47	1,123
Amphenol Corporation - Class A	280	21,290
Analog Devices, Inc.	242	39,642
ANSYS, Inc. (a)	41	9,909
AppFolio, Inc. - Class A (a)	9	978
Appian Corporation - Class A (a)	20	644
Apple Inc.	5,209	676,754
Applied Materials, Inc.	404	39,365
AppLovin Corporation - Class A (a)	61	638
Arista Networks, Inc. (a)	116	14,089
Arrow Electronics, Inc. (a)	29	2,997
Asana, Inc. - Class A (a)	36	491
Atlassian Corporation - Class A (a)	69	8,943
Autodesk, Inc. (a)	101	18,943
Avnet, Inc.	43	1,779
Badger Meter, Inc.	12	1,299
Belden Inc.	21	1,520
Bentley Systems, Incorporated - Class B	92	3,412
Bill.Com Holdings Inc. (a) (b)	45	4,872
Black Knight, Inc. (a)	73	4,533
Blackbaud, Inc. (a)	21	1,248
Blackline, Inc. (a)	25	1,700
Block, Inc. - Class A (a)	253	15,904
Box, Inc. - Class A (a)	69	2,134
Broadcom Inc.	190	106,404
Broadridge Financial Solutions, Inc.	55	7,420
Cadence Design Systems, Inc. (a)	129	20,706
Calix, Inc. (a)	27	1,854
CCC Intelligent Solutions Holdings Inc. (a)	53	464
CDW Corp.	64	11,389
Ceridian HCM Holding Inc. (a)	72	4,627
Ciena Corporation (a)	70	3,545
Cirrus Logic, Inc. (a)	26	1,906
Cisco Systems, Inc.	1,929	91,911
Clear Secure, Inc. - Class A	35	971
Cloudflare, Inc. - Class A (a)	134	6,057
Cognex Corporation	81	3,839
Cognizant Technology Solutions Corporation - Class A	241	13,772
Coherent Corp. (a)	62	2,175
CommVault Systems, Inc. (a)	21	1,321
Concentrix Corporation	20	2,652
Confluent, Inc. - Class A (a)	70	1,553
Corning Incorporated	359	11,463
Coupa Software Incorporated (a)	36	2,870
CrowdStrike Holdings, Inc. - Class A (a)	101	10,654
CSG Systems International, Inc.	11	616
Cvent Holding Corp. (a) (b)	33	177
Datadog, Inc. - Class A (a)	117	8,585
Dell Technologies Inc. - Class C	122	4,912
DigitalOcean Holdings, Inc. (a) (b)	30	771
Diodes Incorporated (a)	21	1,610
DocuSign, Inc. (a)	94	5,229
DoubleVerify Holdings, Inc. (a)	32	705
Dropbox, Inc. - Class A (a)	126	2,820
DXC Technology Company (a)	108	2,857
Dynatrace, Inc. (a)	95	3,623
E2Open Parent Holdings, Inc. - Class A (a) (b)	83	485
Elastic N.V. (a)	36	1,856
Emersub CX, Inc. (a)	14	2,852
EngageSmart, Inc. (a)	10	171
Enphase Energy, Inc. (a)	64	16,901
Entegris, Inc.	70	4,588
Envestnet, Inc. (a)	26	1,589
EPAM Systems, Inc. (a)	27	8,812
Euronet Worldwide, Inc. (a)	22	2,080
EVERTEC, Inc.	31	994
ExlService Holdings, Inc. (a)	16	2,632
Extreme Networks, Inc. (a)	56	1,025
F5, Inc. (a)	28	4,029
Fabrinet (a)	17	2,204
Fair Isaac Corporation (a)	12	7,045
Fidelity National Information Services, Inc.	279	18,961
First Solar, Inc. (a)	47	6,992
Fiserv, Inc. (a)	298	30,158
Five9, Inc. (a)	33	2,272
FleetCor Technologies, Inc. (a)	35	6,369
Flex Ltd. (a)	212	4,555
Flywire Corporation (a)	31	748
Fortinet, Inc. (a)	304	14,875
Gartner, Inc. (a)	37	12,511
Gen Digital Inc.	273	5,853
Genpact Limited	81	3,732
Gitlab Inc. - Class A (a)	28	1,251
GoDaddy Inc. - Class A (a)	73	5,455
Guidewire Software, Inc. (a)	38	2,371
Hewlett Packard Enterprise Company	605	9,655
HP, Inc.	415	11,157
HubSpot, Inc. (a)	23	6,599
Impinj, Inc. (a)	10	1,047
Informatica Inc. - Class A (a) (b)	19	309
Insight Enterprises, Inc. (a)	14	1,428
Intel Corporation	1,939	51,252
International Business Machines Corporation	425	59,854
Intuit Inc.	132	51,549
IPG Photonics Corporation (a)	15	1,421
Itron, Inc. (a)	22	1,140
Jabil Inc.	63	4,307
Jack Henry & Associates, Inc.	34	6,033
JAMF Holding Corp. (a)	22	469
JFROG Ltd (a)	30	634
Juniper Networks, Inc.	152	4,850
Keysight Technologies, Inc. (a)	84	14,360
KLA Corporation	67	25,090
Kulicke and Soffa Industries, Inc.	27	1,200
Kyndryl Holdings, Inc. (a)	93	1,036
Lam Research Corporation	64	26,933
Lattice Semiconductor Corporation (a)	64	4,166
Littelfuse, Inc.	12	2,647
Lumentum Holdings Inc. (a)	32	1,665
MACOM Technology Solutions Holdings, Inc. (a)	25	1,546
Manhattan Associates, Inc. (a)	29	3,576
Marqeta, Inc. - Class A (a)	199	1,215
Marvell Technology, Inc.	401	14,863
MaxLinear, Inc. (a)	35	1,202
Microchip Technology Incorporated	259	18,182
Micron Technology, Inc.	511	25,526
Microsoft Corporation	2,633	631,449
MicroStrategy Incorporated - Class A (a) (b)	5	644
MKS Instruments, Inc.	27	2,290
MongoDB, Inc. - Class A (a)	32	6,365
Monolithic Power Systems, Inc.	21	7,421
Motorola Solutions, Inc.	79	20,247
National Instruments Corporation	62	2,274
nCino, Inc. (a)	38	1,003
NCR Corporation (a)	67	1,558
NetApp, Inc.	103	6,158
NetScout Systems, Inc. (a)	33	1,085
New Relic, Inc. (a)	28	1,566
Novanta Inc. (a)	17	2,279
Nutanix, Inc. - Class A (a)	108	2,805
NVIDIA Corporation	1,170	170,982
NXP Semiconductors N.V.	122	19,215
Okta, Inc. - Class A (a)	71	4,880
On Semiconductor Corporation (a)	203	12,632

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Onto Innovation Inc. (a)	24	1,614
Oracle Corporation	722	59,025
Pagerduty, Inc. (a)	40	1,053
Palantir Technologies Inc. - Class A (a)	829	5,322
Palo Alto Networks, Inc. (a)	141	19,685
Paycom Software, Inc. (a)	23	7,103
PAYCOR HCM, Inc. (a)	24	578
Paylocity Holding Corporation (a)	19	3,771
Pegasystems Inc.	20	681
Perficient, Inc. (a)	17	1,194
Plexus Corp. (a)	13	1,295
Power Integrations, Inc.	27	1,921
Powerschool Holdings, Inc. - Class A (a)	16	360
Procore Technologies, Inc. (a)	30	1,405
Progress Software Corporation	20	1,004
PTC Inc. (a)	50	5,979
Pure Storage, Inc. - Class A (a)	132	3,533
Q2 Holdings, Inc. (a)	27	739
Qorvo, Inc. (a)	47	4,283
Qualcomm Incorporated	527	57,908
Qualtrics International Inc. - Class A (a)	49	513
Qualys, Inc. (a)	16	1,828
Rambus Inc. (a)	51	1,815
Rapid7, Inc. (a)	29	984
Remitly Global, Inc. (a)	38	439
RingCentral, Inc. - Class A (a)	36	1,270
Salesforce, Inc. (a)	470	62,301
Sanmina Corporation (a)	28	1,608
Seagate Technology Holdings Public Limited Company	90	4,742
SentinelOne, Inc. - Class A (a)	96	1,402
ServiceNow, Inc. (a)	95	36,852
Shift4 Payments, LLC - Class A (a)	25	1,393
Silicon Laboratories Inc. (a)	16	2,112
Sitime Corporation (a)	8	812
Skyworks Solutions, Inc.	75	6,835
Smartsheet Inc. - Class A (a)	61	2,397
Snowflake Inc. - Class A (a)	134	19,257
SolarEdge Technologies Ltd. (a)	26	7,454
Splunk Inc. (a)	70	6,058
Sprout Social, Inc. - Class A (a)	22	1,242
SPS Commerce, Inc. (a)	17	2,165
Squarespace, Inc. - Class A (a)	14	319
SS&C Technologies Holdings, Inc.	103	5,337
Super Micro Computer, Inc. (a)	20	1,681
Synaptics Incorporated (a)	19	1,763
Synopsys, Inc. (a)	72	22,941
TD SYNNEX Corporation	20	1,922
TE Connectivity Ltd. (c)	149	17,158
Teledyne Technologies Incorporated (a)	22	8,804
Tenable Holdings, Inc. (a)	54	2,072
Teradata Corporation (a)	47	1,594
Teradyne, Inc.	73	6,391
Texas Instruments Incorporated	426	70,457
Thoughtworks Holding, Inc. (a)	33	335
Toast, Inc. - Class A (a)	143	2,573
Trimble Inc. (a)	116	5,888
TTEC Holdings, Inc.	9	417
Tyler Technologies, Inc. (a)	20	6,310
Uipath, Inc. - Class A (a)	168	2,137
Unity Software Inc. (a) (b)	114	3,266
Universal Display Corporation	20	2,191
Varonis Systems, Inc. (a)	51	1,232
Verint Systems Inc. (a)	32	1,158
VeriSign, Inc. (a)	43	8,919
ViaSat, Inc. (a)	37	1,186
Viavi Solutions Inc. (a)	109	1,143
Vishay Intertechnology, Inc.	58	1,258
VMware, Inc. - Class A (a)	97	11,952
Vontier Corporation (b)	75	1,451
Western Digital Corporation (a)	149	4,709
Wex, Inc. (a)	20	3,344
Wolfspeed, Inc. (a)	58	4,036
Workday, Inc. - Class A (a)	94	15,764
Workiva Inc. - Class A (a)	22	1,826
Xerox Holdings Corporation	55	797
Zebra Technologies Corporation - Class A (a)	24	6,235
Zoom Video Communications, Inc. - Class A (a)	104	7,046
Zscaler, Inc. (a)	40	4,441
		3,434,914
Industrials 1.7%
Alight, Inc. - Class A (a)	126	1,050
ASGN Incorporated (a)	24	1,955
Caci International Inc. - Class A (a)	11	3,315
Clarivate PLC (a)	202	1,681
Fortive Corporation	166	10,671
Leidos Holdings, Inc.	64	6,766
Lyft, Inc. - Class A (a)	144	1,586
Science Applications International Corporation	26	2,884
Sensata Technologies Holding PLC	72	2,888
Sterling Check Corp. (a)	12	186
SunPower Corporation (a) (b)	42	763
Sunrun Inc. (a)	100	2,405
Uber Technologies, Inc. (a)	937	23,175
		59,325
Communication Services 0.4%
Bumble Inc. - Class A (a) (b)	39	826
Rumble Inc. - Class A (a) (b)	34	204
The Trade Desk, Inc. - Class A (a)	210	9,405
ZoomInfo Technologies Inc. - Class A (a)	127	3,831
		14,266
Consumer Discretionary 0.2%
Garmin Ltd.	72	6,655
Sonos, Inc. (a)	58	981
		7,636
Financials 0.1%
Coinbase Global, Inc. - Class A (a) (b)	76	2,675
Robinhood Markets, Inc. - Class A (a)	235	1,914
		4,589
Utilities 0.0%
Sunnova Energy International Inc. (a)	49	881
Total Common Stocks (cost $2,808,861)		3,521,611
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	7,645	7,645
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (e)	2,803	2,803
Total Short Term Investments (cost $10,448)		10,448
Total Investments 100.1% (cost $2,819,309)		3,532,059
Other Derivative Instruments (0.0)%		(34)
Other Assets and Liabilities, Net (0.1)%		(2,950)
Total Net Assets 100.0%		3,529,075

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon Information Technology Sector Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	10/08/15	14,010	17,158	0.5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Mellon Information Technology Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Technology Select Sector Index	78	March 2023	9,847	(34)	7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Information Technology Sector Fund
Assets - Securities
Common Stocks	3,521,611	—	—	3,521,611
Short Term Investments	10,448	—	—	10,448
	3,532,059	—	—	3,532,059
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	7	—	—	7
	7	—	—	7

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Materials Sector Fund
COMMON STOCKS 99.4%
Materials 95.9%
Air Products and Chemicals, Inc.	43	13,322
Albemarle Corporation	23	4,950
Alcoa Corporation	34	1,568
Alpha Metallurgical Resources, Inc.	3	414
Ashland Global Holdings Inc.	10	1,044
Avient Corporation	17	562
Axalta Coating Systems Ltd. (a)	43	1,095
Balchem Corporation	6	765
Cabot Corporation	11	733
Celanese Corporation - Class A	19	1,987
CF Industries Holdings, Inc.	38	3,257
Cleveland-Cliffs Inc. (a)	100	1,618
Commercial Metals Company	23	1,104
Corteva, Inc.	139	8,183
Dow Inc.	137	6,910
DuPont de Nemours, Inc.	97	6,643
Eagle Materials Inc.	7	954
Eastman Chemical Company	23	1,904
Ecolab Inc.	48	7,028
Element Solutions Inc.	44	798
FMC Corporation	25	3,063
Freeport-McMoRan Inc.	279	10,583
H.B. Fuller Company	10	744
Hecla Mining Company	110	610
Huntsman Corporation	35	967
Ingevity Corporation (a)	7	482
Innospec Inc.	5	496
International Flavors & Fragrances Inc.	50	5,208
Legacy Vulcan Corp.	26	4,535
Linde Public Limited Company	96	31,421
Livent Corporation (a)	35	695
LyondellBasell Industries N.V. - Class A	50	4,109
Martin Marietta Materials, Inc.	12	4,089
Minerals Technologies Inc.	6	384
MOS Holdings Inc.	66	2,910
MP Materials Corp. - Class A (a)	18	437
NewMarket Corporation	1	413
Newmont Corporation	155	7,300
Nucor Corporation	50	6,589
Olin Corporation	25	1,314
PPG Industries, Inc.	46	5,758
Quaker Chemical Corporation	3	443
Reliance Steel & Aluminum Co.	11	2,315
Royal Gold, Inc.	13	1,442
RPM International Inc.	25	2,451
Sensient Technologies Corporation	8	597
Southern Copper Corporation	17	1,001
Steel Dynamics, Inc.	33	3,175
Stepan Company	4	438
Summit Materials, Inc. - Class A (a)	23	655
Sylvamo Corporation	6	313
The Chemours Company	29	900
The Scotts Miracle-Gro Company	8	383
The Sherwin-Williams Company	46	10,905
Tronox Holdings PLC	22	305
United States Steel Corporation (b)	46	1,144
Westlake Corporation	7	688
		184,101
Industrials 1.7%
Boise Cascade Company	8	528
Simpson Manufacturing Co., Inc.	8	736
UFP Industries, Inc.	12	952
Univar Solutions Inc. (a)	32	1,011
		3,227
Health Care 1.4%
Avantor, Inc. (a)	131	2,771
Consumer Staples 0.2%
WD-40 Company	3	427
Energy 0.2%
Enviva, Inc.	6	317
Total Common Stocks (cost $208,851)		190,843
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	1,111	1,111
Total Short Term Investments (cost $1,111)		1,111
Total Investments 100.0% (cost $209,962)		191,954
Other Derivative Instruments (0.0)%		(11)
Other Assets and Liabilities, Net (0.0)%		(72)
Total Net Assets 100.0%		191,871

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Mellon Materials Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Materials Select Sector Index	19	March 2023	1,641	(11)	(66)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Materials Sector Fund
Assets - Securities
Common Stocks	190,843	—	—	190,843
Short Term Investments	1,111	—	—	1,111
	191,954	—	—	191,954
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(66)	—	—	(66)
	(66)	—	—	(66)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Nasdaq 100 Index Fund
COMMON STOCKS 98.9%
Information Technology 49.2%
Adobe Inc. (a)	184	61,797
Advanced Micro Devices, Inc. (a)	637	41,249
Analog Devices, Inc.	201	32,997
ANSYS, Inc. (a)	34	8,313
Apple Inc.	3,896	506,160
Applied Materials, Inc.	340	33,091
ASML Holding N.V. - ADR	35	19,067
Atlassian Corporation - Class A (a)	59	7,536
Autodesk, Inc. (a)	85	15,933
Automatic Data Processing, Inc.	164	39,137
Broadcom Inc.	160	89,444
Cadence Design Systems, Inc. (a)	108	17,406
Cisco Systems, Inc.	1,623	77,303
Cognizant Technology Solutions Corporation - Class A	203	11,609
CrowdStrike Holdings, Inc. - Class A (a)	86	9,078
Datadog, Inc. - Class A (a)	115	8,479
Enphase Energy, Inc. (a)	54	14,225
Fiserv, Inc. (a)	251	25,351
Fortinet, Inc. (a)	309	15,086
Globalfoundries Inc. (a) (b)	215	11,602
Intel Corporation	1,630	43,084
Intuit Inc.	111	43,189
KLA Corporation	56	21,105
Lam Research Corporation	54	22,641
Marvell Technology, Inc.	337	12,474
Microchip Technology Incorporated	217	15,262
Micron Technology, Inc.	429	21,462
Microsoft Corporation	2,260	542,044
NVIDIA Corporation	972	141,999
NXP Semiconductors N.V.	102	16,175
Palo Alto Networks, Inc. (a)	119	16,665
Paychex, Inc.	142	16,450
PayPal Holdings, Inc. (a)	450	32,070
Qualcomm Incorporated	443	48,679
Synopsys, Inc. (a)	60	19,284
Texas Instruments Incorporated	359	59,228
Workday, Inc. - Class A (a)	80	13,351
Zoom Video Communications, Inc. - Class A (a)	97	6,573
Zscaler, Inc. (a)	57	6,374
		2,142,972
Communication Services 15.9%
Activision Blizzard, Inc.	309	23,664
Alphabet Inc. - Class A (a)	1,854	163,540
Alphabet Inc. - Class C (a)	1,853	164,416
Charter Communications, Inc. - Class A (a)	62	20,851
Comcast Corporation - Class A	1,704	59,587
Electronic Arts Inc.	109	13,323
Meta Platforms, Inc. - Class A (a)	888	106,885
Netflix, Inc. (a)	176	51,833
Sirius XM Holdings Inc. (b)	1,536	8,972
T-Mobile USA, Inc. (a)	491	68,799
Warner Bros. Discovery, Inc. - Series A (a)	959	9,093
		690,963
Consumer Discretionary 14.1%
Airbnb, Inc. - Class A (a)	157	13,449
Amazon.com, Inc. (a)	3,106	260,910
Booking Holdings Inc. (a)	15	30,876
Dollar Tree, Inc. (a)	87	12,357
eBay Inc.	214	8,889
JD.com, Inc. - Class A - ADR	192	10,770
Lucid Group, Inc. (a) (b)	664	4,533
Lululemon Athletica Canada Inc. (a)	48	15,477
Marriott International, Inc. - Class A	125	18,616
MercadoLibre S.R.L (a)	20	16,811
O'Reilly Automotive, Inc. (a)	25	20,862
Pinduoduo Inc. - ADR (a)	185	15,077
Rivian Automotive, Inc. - Class A (a)	361	6,647
Ross Stores, Inc.	137	15,911
Starbucks Corporation	453	44,974
Tesla Inc. (a)	961	118,429
		614,588
Health Care 7.2%
Align Technology, Inc. (a)	31	6,507
Amgen Inc.	211	55,353
AstraZeneca PLC - ADR	241	16,360
Biogen Inc. (a)	57	15,751
DexCom, Inc. (a)	153	17,277
Gilead Sciences, Inc.	495	42,531
IDEXX Laboratories, Inc. (a)	33	13,345
Illumina, Inc. (a)	62	12,563
Intuitive Surgical, Inc. (a)	140	37,038
Moderna, Inc. (a)	152	27,257
Regeneron Pharmaceuticals, Inc. (a)	42	30,517
Seagen Inc. (a)	73	9,424
Vertex Pharmaceuticals Incorporated (a)	101	29,279
		313,202
Consumer Staples 6.6%
Costco Wholesale Corporation	175	79,806
Keurig Dr Pepper Inc.	559	19,948
Kraft Foods Group, Inc.	484	19,697
Mondelez International, Inc. - Class A	539	35,951
Monster Beverage 1990 Corporation (a)	206	20,923
PepsiCo, Inc.	544	98,311
Walgreens Boots Alliance, Inc.	342	12,762
		287,398
Industrials 4.0%
Cintas Corporation	40	18,114
Copart, Inc. (a)	188	11,455
CoStar Group, Inc. (a)	161	12,414
CSX Corporation	830	25,726
Fastenal Company	226	10,705
Honeywell International Inc.	266	56,909
Old Dominion Freight Line, Inc.	44	12,384
PACCAR Inc	137	13,595
Verisk Analytics, Inc.	62	10,898
		172,200
Utilities 1.4%
American Electric Power Company, Inc.	203	19,272
Constellation Energy Group, Inc.	129	11,135
Exelon Corporation	393	16,968
Xcel Energy Inc.	216	15,155
		62,530
Energy 0.5%
Baker Hughes Company - Class A	396	11,681
Diamondback Energy, Inc.	70	9,509
		21,190
Total Common Stocks (cost $3,418,388)		4,305,043
SHORT TERM INVESTMENTS 1.2%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	44,789	44,789
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (d)	6,975	6,975
Total Short Term Investments (cost $51,764)		51,764
Total Investments 100.1% (cost $3,470,152)		4,356,807
Other Derivative Instruments (0.0)%		(50)
Other Assets and Liabilities, Net (0.1)%		(2,826)
Total Net Assets 100.0%		4,353,931

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Mellon Nasdaq 100 Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 Stock Index	239	March 2023	55,519	(50)	(2,832)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Nasdaq 100 Index Fund
Assets - Securities
Common Stocks	4,305,043	—	—	4,305,043
Short Term Investments	51,764	—	—	51,764
	4,356,807	—	—	4,356,807
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(2,832)	—	—	(2,832)
	(2,832)	—	—	(2,832)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Real Estate Sector Fund
COMMON STOCKS 99.3%
Real Estate 94.0%
Agree Realty Corporation	13	928
Alexandria Real Estate Equities, Inc.	22	3,217
American Homes 4 Rent - Class A	45	1,371
American Tower Corporation	69	14,588
Americold Realty Trust	40	1,131
Apartment Income REIT Corp.	22	760
Apple Hospitality REIT, Inc.	31	494
AvalonBay Communities, Inc.	21	3,342
Boston Properties, Inc.	21	1,426
Brixmor Property Group Inc.	44	1,005
Broadstone Net Lease, Inc.	25	412
Camden Property Trust	16	1,763
CBRE Group, Inc. - Class A (a)	47	3,596
Corporate Office Properties Trust	17	435
Cousins Properties Incorporated	22	566
Crown Castle Inc.	64	8,687
Cubesmart, L.P.	33	1,340
Cushman & Wakefield PLC (a)	24	297
DiamondRock Alpharetta Tenant, LLC	31	254
Digital Realty Trust, Inc.	43	4,263
DigitalBridge Group, Inc. - Class A	22	237
Douglas Emmett, Inc.	26	404
EastGroup Properties, Inc.	6	957
EPR Properties	11	416
Equinix, Inc.	14	8,964
Equity Commonwealth	16	408
Equity Lifestyle Properties, Inc.	26	1,674
Equity Residential	50	2,968
Essential Properties Realty Trust, Inc.	21	494
Essex Property Trust, Inc.	10	2,029
eXp World Holdings, Inc. (b)	11	119
Extra Space Storage Inc.	20	2,915
Federal Realty Investment Trust	11	1,092
First Industrial Realty Trust, Inc.	20	944
Four Corners Property Trust, Inc.	12	323
Gaming and Leisure Properties, Inc.	38	1,984
Healthpeak Properties, Inc.	80	1,993
Highwoods Properties, Inc.	15	433
Host Hotels & Resorts, Inc.	106	1,697
Independence Realty Trust, Inc.	33	561
Innovative Industrial Properties, Inc.	4	417
Invitation Homes Inc.	86	2,546
Iron Mountain Incorporated	43	2,141
JBG Smith Properties	15	278
Jones Lang LaSalle Incorporated (a)	7	1,118
Kennedy-Wilson Holdings, Inc.	17	271
Kilroy Realty Corporation	15	598
Kimco Realty Corporation	91	1,937
Kite Realty Naperville, LLC	32	680
Lamar Advertising Company - Class A	13	1,221
Life Storage Inc.	13	1,236
LXP Industrial Trust	41	412
Medical Properties Trust, Inc.	88	985
Mid-America Apartment Communities, Inc.	17	2,681
National Health Investors, Inc.	6	338
National Retail Properties, Inc.	27	1,212
National Storage Affiliates Trust	13	453
Omega Healthcare Investors, Inc.	35	967
OUTFRONT Media Inc.	21	356
Park Hotels & Resorts Inc.	33	390
Pebblebrook Hotel Trust	19	259
Phillips Edison & Company, Inc. (b)	17	552
Physicians Realty Trust	34	490
PotlatchDeltic Corporation	12	527
ProLogis Inc.	137	15,389
Public Storage	23	6,550
Rayonier Inc.	22	715
Realty Income Corporation	93	5,883
Regency Centers Corporation	23	1,423
Retail Opportunity Investments Corp.	18	274
Rexford Industrial Realty, Inc.	27	1,480
RLJ III-EM Columbus Lessee, LLC	24	253
Ryman Hospitality Properties, Inc.	8	666
Sabra Health Care REIT, Inc.	34	422
Safehold Inc.	4	102
SBA Communications Corporation	16	4,476
Simon Property Group, Inc.	48	5,680
SITE Centers Corp.	27	373
SL Green Realty Corp. (b)	10	320
Spirit Realty Capital, Inc.	21	824
STAG Industrial, Inc.	27	859
Store Capital Corporation	39	1,258
Sun Communities, Inc.	18	2,620
Sunstone Hotel Investors, Inc.	31	302
Terreno Realty Corporation	10	565
The Howard Hughes Corporation (a)	5	387
The Macerich Company	32	356
The St. Joe Company	5	194
UDR, Inc.	45	1,753
Uniti Group Inc.	35	194
Ventas, Inc.	59	2,663
VICI Properties Inc.	142	4,615
Vornado Realty Trust	24	493
W.P. Carey Inc.	31	2,407
Welltower OP LLC	70	4,581
Wework Inc. - Class A (a) (b)	35	49
Weyerhaeuser Company	109	3,374
Xenia Hotels & Resorts, Inc.	17	218
		174,270
Financials 2.8%
AGNC Investment Corp.	85	877
Annaly Capital Management, Inc.	69	1,458
Arbor Realty Trust, Inc.	26	338
Blackstone Mortgage Trust, Inc. - Class A	25	537
Claros Mortgage Trust, Inc. (b)	18	263
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13	382
Rithm Capital Corp.	70	575
Starwood Property Trust, Inc.	46	836
		5,266
Industrials 2.5%
CoStar Group, Inc. (a)	60	4,648
Total Common Stocks (cost $223,962)		184,184
SHORT TERM INVESTMENTS 0.3%
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (d)	380	380
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	202	202
Total Short Term Investments (cost $582)		582
Total Investments 99.6% (cost $224,544)		184,766
Other Derivative Instruments (0.0)%		(17)
Other Assets and Liabilities, Net 0.4%		714
Total Net Assets 100.0%		185,463

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Mellon Real Estate Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Real Estate Select Sector Index	33	March 2023	1,521	(17)	(16)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Real Estate Sector Fund
Assets - Securities
Common Stocks	184,184	—	—	184,184
Short Term Investments	582	—	—	582
	184,766	—	—	184,766
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(16)	—	—	(16)
	(16)	—	—	(16)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon S&P 500 Index Fund
COMMON STOCKS 99.0%
Information Technology 25.5%
Accenture Public Limited Company - Class A	208	55,422
Adobe Inc. (a) (b)	153	51,330
Advanced Micro Devices, Inc. (a)	531	34,420
Akamai Technologies, Inc. (a) (b)	56	4,755
Amphenol Corporation - Class A	194	14,774
Analog Devices, Inc.	169	27,687
ANSYS, Inc. (a)	29	7,030
Apple Inc. (b)	4,910	637,902
Applied Materials, Inc. (b)	284	27,630
Arista Networks, Inc. (a)	83	10,020
Autodesk, Inc. (a)	71	13,319
Automatic Data Processing, Inc.	137	32,706
Broadcom Inc.	133	74,282
Broadridge Financial Solutions, Inc.	40	5,308
Cadence Design Systems, Inc. (a)	89	14,291
CDW Corp.	45	8,072
Ceridian HCM Holding Inc. (a) (b)	52	3,312
Cisco Systems, Inc.	1,349	64,288
Cognizant Technology Solutions Corporation - Class A	168	9,601
Corning Incorporated (b)	245	7,835
DXC Technology Company (a)	71	1,873
Enphase Energy, Inc. (a)	45	11,856
EPAM Systems, Inc. (a) (b)	19	6,136
F5, Inc. (a) (b)	19	2,790
Fidelity National Information Services, Inc.	196	13,317
First Solar, Inc. (a) (b)	32	4,789
Fiserv, Inc. (a)	207	20,922
FleetCor Technologies, Inc. (a)	26	4,778
Fortinet, Inc. (a)	212	10,344
Gartner, Inc. (a)	26	8,682
Gen Digital Inc. (b)	199	4,261
Global Payments Inc. (b)	86	8,577
Hewlett Packard Enterprise Company (b)	420	6,697
HP, Inc. (b)	297	7,985
Intel Corporation	1,352	35,727
International Business Machines Corporation (b)	294	41,463
Intuit Inc.	93	36,100
Jack Henry & Associates, Inc.	23	4,050
Juniper Networks, Inc.	100	3,194
Keysight Technologies, Inc. (a)	58	10,004
KLA Corporation	46	17,279
Lam Research Corporation	44	18,675
MasterCard Incorporated - Class A	278	96,648
Microchip Technology Incorporated	184	12,902
Micron Technology, Inc.	358	17,907
Microsoft Corporation	2,448	586,980
Monolithic Power Systems, Inc. (b)	14	4,985
Motorola Solutions, Inc.	55	14,096
NetApp, Inc. (b)	71	4,268
NVIDIA Corporation	819	119,696
NXP Semiconductors N.V.	86	13,580
On Semiconductor Corporation (a) (b)	140	8,746
Oracle Corporation	503	41,155
Paychex, Inc. (b)	107	12,416
Paycom Software, Inc. (a) (b)	16	4,835
PayPal Holdings, Inc. (a)	377	26,831
PTC Inc. (a)	34	4,085
Qorvo, Inc. (a)	35	3,172
Qualcomm Incorporated	369	40,559
Roper Technologies, Inc.	35	15,242
Salesforce, Inc. (a)	330	43,722
Seagate Technology Holdings Public Limited Company (b)	64	3,356
ServiceNow, Inc. (a)	67	25,889
Skyworks Solutions, Inc.	54	4,921
SolarEdge Technologies Ltd. (a) (b)	19	5,268
Synopsys, Inc. (a)	51	16,175
TE Connectivity Ltd. (c)	103	11,828
Teledyne Technologies Incorporated (a)	15	6,130
Teradyne, Inc. (b)	52	4,567
Texas Instruments Incorporated	297	49,057
Trimble Inc. (a)	83	4,180
Tyler Technologies, Inc. (a) (b)	13	4,289
VeriSign, Inc. (a)	30	6,255
Visa Inc. - Class A (b)	537	111,539
Western Digital Corporation (a)	112	3,536
Zebra Technologies Corporation - Class A (a) (b)	17	4,421
		2,716,719
Health Care 15.7%
Abbott Laboratories	570	62,623
AbbVie Inc.	581	93,895
Agilent Technologies, Inc.	97	14,494
Align Technology, Inc. (a)	24	5,016
AmerisourceBergen Corporation	54	8,965
Amgen Inc. (b)	177	46,380
Baxter International Inc. (b)	170	8,640
Becton, Dickinson and Company	95	24,168
Biogen Inc. (a)	47	12,911
Bio-Rad Laboratories, Inc. - Class A (a)	7	3,007
Bio-Techne Corporation (b)	50	4,157
Boston Scientific Corporation (a)	469	21,680
Bristol-Myers Squibb Company	695	50,004
Cardinal Health, Inc. (b)	86	6,616
Catalent, Inc. (a)	58	2,603
Centene Corporation (a)	190	15,562
Charles River Laboratories International, Inc. (a)	16	3,539
Cigna Corporation	100	33,009
CVS Health Corporation	432	40,269
Danaher Corporation (b)	216	57,282
DaVita Inc. (a) (b)	22	1,624
Dentsply Sirona Inc.	70	2,220
DexCom, Inc. (a)	127	14,379
Edwards Lifesciences Corporation (a)	198	14,751
Elevance Health, Inc.	79	40,404
Eli Lilly and Company	259	94,815
Gilead Sciences, Inc.	411	35,262
HCA Healthcare, Inc.	70	16,763
Henry Schein, Inc. (a)	46	3,696
Hologic, Inc. (a)	81	6,041
Humana Inc.	42	21,382
IDEXX Laboratories, Inc. (a)	27	11,019
Illumina, Inc. (a) (b)	53	10,681
Incyte Corporation (a)	62	4,991
Intuitive Surgical, Inc. (a)	116	30,757
IQVIA Holdings Inc (a)	62	12,734
Johnson & Johnson	858	151,486
Laboratory Corporation of America Holdings	29	6,768
McKesson Corporation (b)	47	17,598
Medtronic, Inc.	437	33,999
Merck & Co., Inc.	833	92,388
Mettler-Toledo International Inc. (a) (b)	7	10,576
Moderna, Inc. (a) (b)	107	19,287
Molina Healthcare, Inc. (a)	19	6,307
Organon & Co. (b)	82	2,293
PerkinElmer, Inc. (b)	41	5,791
Pfizer Inc.	1,846	94,587
Quest Diagnostics Incorporated (b)	38	5,925
Regeneron Pharmaceuticals, Inc. (a)	35	25,153
ResMed Inc.	48	10,037
Steris Limited (b)	33	6,174
Stryker Corporation	111	27,148
Teleflex Incorporated (b)	15	3,752
The Cooper Companies, Inc.	16	5,231
Thermo Fisher Scientific Inc.	129	71,188
UnitedHealth Group Incorporated	306	162,213
Universal Health Services, Inc. - Class B	22	3,052
Vertex Pharmaceuticals Incorporated (a)	85	24,571
Viatris Inc.	379	4,218
Waters Corporation (a)	20	6,703
West Pharmaceutical Services, Inc.	24	5,621
Zimmer Biomet Holdings, Inc.	67	8,580
Zoetis Inc. - Class A	152	22,280
		1,669,265

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Financials 11.5%
AFLAC Incorporated (b)	194	13,969
American Express Company	198	29,195
American International Group, Inc.	247	15,636
Ameriprise Financial, Inc.	35	11,044
AON Public Limited Company - Class A	67	20,209
Arch Capital Group Ltd. (a) (b)	120	7,528
Arthur J. Gallagher & Co.	69	12,930
Assurant, Inc. (b)	17	2,160
Bank of America Corporation	2,300	76,183
Berkshire Hathaway Inc. - Class B (a)	592	182,798
BlackRock, Inc.	49	35,008
Brown & Brown, Inc.	79	4,525
Capital One Financial Corporation	127	11,792
Cboe Global Markets, Inc.	34	4,300
Chubb Limited	137	30,262
Cincinnati Financial Corporation (b)	54	5,518
Citigroup Inc.	638	28,859
Citizens Financial Group, Inc.	158	6,232
CME Group Inc. - Class A	118	19,802
Comerica Incorporated	40	2,668
Discover Financial Services	91	8,871
Everest Re Group, Ltd.	14	4,479
FactSet Research Systems Inc.	13	5,125
Fifth Third Bancorp	221	7,242
First Republic Bank	61	7,375
Franklin Resources, Inc. (b)	91	2,392
Globe Life Inc. (b)	29	3,437
Huntington Bancshares Incorporated	478	6,737
Intercontinental Exchange, Inc.	182	18,681
Invesco Ltd. (b)	157	2,825
JPMorgan Chase & Co.	963	129,074
KeyCorp (b)	317	5,526
Lincoln National Corporation (b)	54	1,646
Loews Corporation	62	3,642
M&T Bank Corporation	56	8,169
MarketAxess Holdings Inc.	13	3,539
Marsh & Mclennan Companies, Inc.	161	26,714
MetLife, Inc.	208	15,085
Moody's Corporation	52	14,527
Morgan Stanley	430	36,581
MSCI Inc. - Class A	26	12,178
Nasdaq, Inc.	106	6,480
Northern Trust Corporation (b)	66	5,833
Principal Financial Group, Inc.	71	5,946
Prudential Financial, Inc. (b)	123	12,218
Raymond James Financial, Inc. (b)	66	7,004
Regions Financial Corporation (b)	302	6,502
S&P Global Inc.	109	36,573
Signature Bank (b)	22	2,483
State Street Corporation	122	9,470
SVB Financial Group (a)	20	4,597
Synchrony Financial	146	4,812
T. Rowe Price Group, Inc. (b)	75	8,178
The Allstate Corporation	89	12,034
The Bank of New York Mellon Corporation (d)	240	10,917
The Charles Schwab Corporation	501	41,705
The Goldman Sachs Group, Inc.	111	37,986
The Hartford Financial Services Group, Inc.	105	7,941
The PNC Financial Services Group, Inc.	133	21,080
The Progressive Corporation	191	24,798
The Travelers Companies, Inc.	77	14,519
Truist Financial Corporation	430	18,496
U.S. Bancorp	447	19,477
W. R. Berkley Corporation	68	4,907
Wells Fargo & Company	1,243	51,335
Willis Towers Watson Public Limited Company (b)	37	9,064
Zions Bancorporation, National Association (b)	49	2,401
		1,231,219
Consumer Discretionary 9.7%
Advance Auto Parts, Inc.	20	2,887
Amazon.com, Inc. (a)	2,914	244,786
Aptiv PLC (a)	87	8,142
AutoZone, Inc. (a)	6	15,853
Bath & Body Works, Inc.	77	3,243
Best Buy Co., Inc. (b)	65	5,253
Booking Holdings Inc. (a)	13	26,021
BorgWarner Inc. (b)	76	3,050
Caesars Entertainment, Inc. (a)	68	2,811
CarMax, Inc. (a) (b)	52	3,187
Carnival Corporation (a) (b)	319	2,571
Chipotle Mexican Grill, Inc. (a)	9	12,647
D.R. Horton, Inc. (b)	107	9,547
Darden Restaurants, Inc.	40	5,590
Dollar General Corporation	74	18,187
Dollar Tree, Inc. (a)	69	9,705
Domino's Pizza, Inc.	12	4,043
eBay Inc.	171	7,076
ETSY, Inc. (a) (b)	41	4,870
Expedia Group, Inc. (a)	50	4,347
Ford Motor Company	1,315	15,297
Garmin Ltd.	50	4,581
General Motors Company	465	15,652
Genuine Parts Company	45	7,869
Hasbro, Inc. (b)	45	2,768
Hilton Worldwide Holdings Inc.	90	11,355
Las Vegas Sands Corp. (a) (b)	112	5,369
Lennar Corporation - Class A (b)	81	7,308
LKQ Corporation	83	4,457
Lowe`s Companies, Inc.	203	40,528
Marriott International, Inc. - Class A	88	13,122
McDonald's Corporation	241	63,547
MGM Resorts International	104	3,494
Mohawk Industries, Inc. (a) (b)	16	1,679
Newell Brands Inc. (b)	119	1,560
NIKE, Inc. - Class B	412	48,201
Norwegian Cruise Line Holdings Ltd. (a) (b)	122	1,495
NVR, Inc. (a)	1	4,331
O'Reilly Automotive, Inc. (a) (b)	21	17,409
Pool Corporation (b)	13	3,910
PulteGroup, Inc.	77	3,515
Ralph Lauren Corporation - Class A (b)	11	1,207
Ross Stores, Inc.	113	13,096
Royal Caribbean Cruises Ltd. (b)	72	3,540
Starbucks Corporation	376	37,257
Tapestry, Inc.	81	3,094
Target Corporation (b)	152	22,591
Tesla Inc. (a)	881	108,557
The Home Depot, Inc.	336	106,184
The TJX Companies, Inc.	383	30,522
Tractor Supply Company	36	8,087
Ulta Beauty, Inc. (a)	17	7,906
V.F. Corporation (b)	106	2,938
Whirlpool Corporation (b)	18	2,566
Wynn Resorts, Limited (a) (b)	35	2,861
Yum! Brands, Inc.	92	11,787
		1,033,456
Industrials 8.6%
3M Company	180	21,577
A. O. Smith Corporation (b)	46	2,618
Alaska Air Group, Inc. (a) (b)	41	1,764
Allegion Public Limited Company	29	3,030
American Airlines Group Inc. (a) (b)	211	2,687
AMETEK, Inc.	75	10,412
C.H. Robinson Worldwide, Inc. (b)	39	3,571
Carrier Global Corporation	274	11,292
Caterpillar Inc.	174	41,611
Cintas Corporation	28	12,719
Copart, Inc. (a)	145	8,812
CoStar Group, Inc. (a)	137	10,604
CSX Corporation	688	21,321
Cummins Inc. (b)	46	11,025
Deere & Company (b)	90	38,740
Delta Air Lines, Inc. (a)	218	7,174
Dover Corporation (b)	46	6,263
Eaton Corporation Public Limited Company	132	20,676
Emerson Electric Co.	195	18,694
Equifax Inc. (b)	41	8,057

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Expeditors International of Washington, Inc. (b)	52	5,353
Fastenal Company (b)	186	8,793
FedEx Corporation (b)	79	13,656
Fortive Corporation	119	7,622
Generac Holdings Inc. (a) (b)	20	2,052
General Dynamics Corporation	74	18,472
General Electric Company (b)	357	29,895
Honeywell International Inc.	221	47,340
Howmet Aerospace Inc.	121	4,776
Huntington Ingalls Industries, Inc.	13	2,912
IDEX Corporation (b)	24	5,534
Illinois Tool Works Inc. (b)	91	19,960
Ingersoll Rand Inc.	131	6,829
J. B. Hunt Transport Services, Inc.	27	4,634
Jacobs Solutions Inc.	42	4,991
Johnson Controls International Public Limited Company	222	14,213
L3Harris Technologies, Inc.	62	12,960
Leidos Holdings, Inc.	45	4,683
Lockheed Martin Corporation	76	37,196
Masco Corporation (b)	77	3,591
Nordson Corporation	18	4,281
Norfolk Southern Corporation	76	18,671
Northrop Grumman Corporation (b)	47	25,786
Old Dominion Freight Line, Inc. (b)	30	8,633
Otis Worldwide Corporation	138	10,800
PACCAR Inc	112	11,112
Parker-Hannifin Corporation	42	12,164
Pentair Public Limited Company	55	2,455
Quanta Services, Inc.	48	6,810
Raytheon Technologies Corporation	484	48,871
Republic Services, Inc.	68	8,773
Robert Half International Inc. (b)	35	2,560
Rockwell Automation, Inc.	38	9,681
Rollins, Inc.	75	2,754
Snap-on Incorporated (b)	17	3,936
Southwest Airlines Co.	191	6,439
Stanley Black & Decker, Inc. (b)	49	3,660
Textron Inc.	69	4,868
The Boeing Company (a) (b)	182	34,684
Trane Technologies Public Limited Company	75	12,686
TransDigm Group Incorporated (b)	17	10,685
Union Pacific Corporation	202	41,814
United Airlines Holdings, Inc. (a) (b)	105	3,967
United Parcel Service, Inc. - Class B	239	41,556
United Rentals, Inc. (a) (b)	23	8,205
Verisk Analytics, Inc.	51	8,990
W. W. Grainger, Inc. (b)	15	8,264
Waste Management, Inc.	122	19,156
Westinghouse Air Brake Technologies Corporation	58	5,765
Xylem Inc. (b)	61	6,757
		912,892
Communication Services 7.2%
Activision Blizzard, Inc.	231	17,703
Alphabet Inc. - Class A (a)	1,961	173,042
Alphabet Inc. - Class C (a)	1,739	154,342
AT&T Inc.	2,338	43,050
Charter Communications, Inc. - Class A (a)	35	11,913
Comcast Corporation - Class A	1,420	49,645
Dish Network Corporation - Class A (a) (b)	82	1,155
Electronic Arts Inc.	86	10,475
Fox Corporation - Class A (b)	100	3,045
Fox Corporation - Class B	45	1,275
Live Nation Entertainment, Inc. (a) (b)	47	3,274
Lumen Technologies Inc. (b)	298	1,557
Match Group, Inc. (a)	91	3,774
Meta Platforms, Inc. - Class A (a)	738	88,867
Netflix, Inc. (a) (b)	146	43,108
News Corporation - Class A (b)	130	2,369
News Corporation - Class B (b)	38	694
Omnicom Group Inc.	65	5,284
Paramount Global - Class B (b)	166	2,798
Take-Two Interactive Software, Inc. (a) (b)	51	5,313
The Interpublic Group of Companies, Inc. (b)	115	3,828
The Walt Disney Company (a)	602	52,331
T-Mobile USA, Inc. (a)	195	27,350
Verizon Communications Inc.	1,378	54,274
Warner Bros. Discovery, Inc. - Series A (a) (b)	707	6,707
		767,173
Consumer Staples 7.1%
Altria Group, Inc.	591	27,004
Archer-Daniels-Midland Company (b)	180	16,697
Brown-Forman Corporation - Class B (b)	61	4,024
Campbell Soup Company (b)	72	4,097
Church & Dwight Co., Inc.	79	6,364
Colgate-Palmolive Company	274	21,621
Conagra Brands, Inc.	156	6,047
Constellation Brands, Inc. - Class A (b)	53	12,377
Costco Wholesale Corporation	145	66,364
General Mills, Inc.	194	16,296
Hormel Foods Corporation (b)	93	4,256
Kellogg Company (b)	84	6,019
Keurig Dr Pepper Inc.	281	10,020
Kimberly-Clark Corporation	113	15,294
Kraft Foods Group, Inc. (b)	268	10,929
Lamb Weston Holdings, Inc.	49	4,359
McCormick & Company, Incorporated (b)	84	6,996
Molson Coors Beverage Company - Class B (b)	63	3,231
Mondelez International, Inc. - Class A	447	29,820
Monster Beverage 1990 Corporation (a) (b)	124	12,594
PepsiCo, Inc.	450	81,371
Philip Morris International Inc.	510	51,585
Sysco Corporation (b)	165	12,638
The Clorox Company (b)	40	5,683
The Coca-Cola Company	1,273	80,982
The Estee Lauder Companies Inc. - Class A	76	18,887
The Hershey Company	49	11,369
The J. M. Smucker Company (b)	35	5,529
The Kroger Co.	211	9,409
The Procter & Gamble Company	778	117,893
Tyson Foods, Inc. - Class A	95	5,912
Walgreens Boots Alliance, Inc. (b)	232	8,675
Walmart Inc.	466	66,108
		760,450
Energy 5.2%
Apa Corp. (b)	109	5,095
Baker Hughes Company - Class A (b)	328	9,698
Chevron Corporation	584	104,807
ConocoPhillips	409	48,219
Coterra Energy Inc. (b)	260	6,380
Devon Energy Corporation	218	13,417
Diamondback Energy, Inc.	60	8,178
EOG Resources, Inc. (b)	192	24,872
EQT Corporation (b)	121	4,094
Exxon Mobil Corporation	1,352	149,124
Halliburton Company	306	12,030
Hess Corporation	91	12,839
Kinder Morgan, Inc. (b)	651	11,769
Marathon Oil Corporation	206	5,577
Marathon Petroleum Corporation	153	17,848
Occidental Petroleum Corporation	235	14,832
ONEOK, Inc. (b)	142	9,340
Phillips 66	155	16,136
Pioneer Natural Resources Company	77	17,584
Schlumberger Limited	463	24,739
Targa Resources Corp.	74	5,447
The Williams Companies, Inc. (b)	404	13,299
Valero Energy Corporation	128	16,254
		551,578
Utilities 3.1%
Alliant Energy Corporation	81	4,499
Ameren Corporation	81	7,220
American Electric Power Company, Inc.	169	16,093
American Water Works Company, Inc.	59	8,947
Atmos Energy Corporation (b)	47	5,277
CenterPoint Energy, Inc.	199	5,982
CMS Energy Corporation	94	5,947
Consolidated Edison, Inc.	117	11,160
Constellation Energy Group, Inc.	110	9,468

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Dominion Energy, Inc.	274	16,780
DTE Energy Company	63	7,365
Duke Energy Corporation	254	26,149
Edison International (b)	130	8,240
Entergy Corporation	65	7,263
Evergy, Inc.	74	4,634
Eversource Energy (b)	111	9,305
Exelon Corporation (b)	330	14,259
FirstEnergy Corp.	181	7,580
NextEra Energy, Inc.	652	54,526
NiSource Inc.	130	3,560
NRG Energy, Inc. (b)	79	2,513
PG&E Corporation (a) (b)	527	8,563
Pinnacle West Capital Corporation	38	2,871
PPL Corporation	245	7,169
Public Service Enterprise Group Incorporated	163	10,015
Sempra Energy	105	16,211
The AES Corporation	216	6,199
The Southern Company	358	25,533
WEC Energy Group Inc.	102	9,570
Xcel Energy Inc.	182	12,769
		335,667
Materials 2.7%
Air Products and Chemicals, Inc.	73	22,579
Albemarle Corporation	38	8,336
Amcor Pty Ltd (b)	486	5,782
Avery Dennison Corporation	27	4,918
Ball Corporation (b)	99	5,081
Celanese Corporation - Class A	34	3,487
CF Industries Holdings, Inc.	68	5,756
Corteva, Inc.	232	13,665
Dow Inc.	235	11,866
DuPont de Nemours, Inc. (b)	158	10,830
Eastman Chemical Company	37	3,021
Ecolab Inc.	81	11,731
FMC Corporation (b)	41	5,142
Freeport-McMoRan Inc.	464	17,642
International Flavors & Fragrances Inc.	86	9,003
International Paper Company (b)	122	4,227
Legacy Vulcan Corp.	45	7,896
Linde Public Limited Company	163	53,172
LyondellBasell Industries N.V. - Class A (b)	86	7,120
Martin Marietta Materials, Inc.	20	6,780
MOS Holdings Inc.	109	4,801
Newmont Corporation	264	12,459
Nucor Corporation	84	11,079
Packaging Corporation of America	30	3,856
PPG Industries, Inc.	77	9,649
Sealed Air Corporation	46	2,296
Steel Dynamics, Inc.	50	4,844
The Sherwin-Williams Company	77	18,273
WestRock Company	84	2,947
		288,238
Real Estate 2.7%
Alexandria Real Estate Equities, Inc.	48	7,019
American Tower Corporation	152	32,098
AvalonBay Communities, Inc.	45	7,289
Boston Properties, Inc.	47	3,186
Camden Property Trust	34	3,846
CBRE Group, Inc. - Class A (a) (b)	104	7,972
Crown Castle Inc.	144	19,514
Digital Realty Trust, Inc. (b)	94	9,464
Equinix, Inc. (b)	30	19,914
Equity Residential	109	6,456
Essex Property Trust, Inc.	21	4,552
Extra Space Storage Inc.	42	6,248
Federal Realty Investment Trust (b)	26	2,615
Healthpeak Properties, Inc.	179	4,491
Host Hotels & Resorts, Inc. (b)	235	3,768
Invitation Homes Inc. (b)	190	5,622
Iron Mountain Incorporated (b)	96	4,773
Kimco Realty Corporation (b)	199	4,224
Mid-America Apartment Communities, Inc. (b)	39	6,102
ProLogis Inc.	302	34,010
Public Storage	51	14,391
Realty Income Corporation (b)	207	13,122
Regency Centers Corporation (b)	55	3,407
SBA Communications Corporation	35	9,917
Simon Property Group, Inc.	106	12,496
UDR, Inc.	102	3,963
Ventas, Inc.	132	5,961
VICI Properties Inc.	311	10,069
Vornado Realty Trust (b)	54	1,118
Welltower OP LLC	157	10,274
Weyerhaeuser Company	251	7,785
		285,666
Total Common Stocks (cost $6,216,805)		10,552,323
SHORT TERM INVESTMENTS 6.8%
Securities Lending Collateral 5.9%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (e)	133,832	133,832
Repurchase Agreement with CIT, 4.77% (Collateralized by various publicly traded equities and U.S. Treasury securities with a value of $306,162) acquired on 12/30/2022, due 4/3/2023 at $303,737	300,000	300,000
Repurchase Agreement with MSC, 4.72% (Collateralized by various publicly traded equities and U.S. Treasury securities with a value of $215,908) acquired on 12/30/2022, due 6/29/2023 at $204,746	200,000	200,000
		633,832
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	90,383	90,383
Total Short Term Investments (cost $724,215)		724,215
Total Investments 105.8% (cost $6,941,020)		11,276,538
Other Derivative Instruments (0.0)%		(319)
Other Assets and Liabilities, Net (5.8)%		(617,736)
Total Net Assets 100.0%		10,658,483

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon S&P 500 Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	10/11/12	6,287	11,828	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Mellon S&P 500 Index Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
The Bank of New York Mellon Corporation	14,790	312	1,246	343	564	(3,503)	10,917	0.1

JNL/Mellon S&P 500 Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	561	March 2023	111,279	(319)	(2,978)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon S&P 500 Index Fund
Assets - Securities
Common Stocks	10,552,323	—	—	10,552,323
Short Term Investments	724,215	—	—	724,215
	11,276,538	—	—	11,276,538
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(2,978)	—	—	(2,978)
	(2,978)	—	—	(2,978)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon U.S. Stock Market Index Fund
COMMON STOCKS 99.6%
Information Technology 24.8%
Accenture Public Limited Company - Class A	78	20,795
ACI Worldwide, Inc. (a)	16	362
Adobe Inc. (a)	57	19,277
Advanced Energy Industries, Inc.	5	438
Advanced Micro Devices, Inc. (a)	200	12,927
Affirm Holdings, Inc. - Class A (a) (b)	20	196
Akamai Technologies, Inc. (a)	19	1,581
Alarm.Com Holdings, Inc. (a)	7	366
Allegro Microsystems Inc. (a)	7	207
Altair Engineering Inc. - Class A (a)	5	237
Alteryx, Inc. - Class A (a)	5	274
Ambarella Inc. (a)	5	423
Amkor Technology, Inc.	12	296
Amphenol Corporation - Class A	71	5,438
Analog Devices, Inc.	64	10,526
ANSYS, Inc. (a)	10	2,534
AppFolio, Inc. - Class A (a)	3	297
Appian Corporation - Class A (a)	6	210
Apple Inc.	1,847	240,010
Applied Materials, Inc.	108	10,486
AppLovin Corporation - Class A (a) (b)	15	157
Arista Networks, Inc. (a)	30	3,692
Arrow Electronics, Inc. (a)	8	814
Asana, Inc. - Class A (a)	10	142
Atlassian Corporation - Class A (a)	18	2,276
Autodesk, Inc. (a)	27	4,961
Automatic Data Processing, Inc.	51	12,241
Avnet, Inc.	13	553
Badger Meter, Inc.	3	330
Belden Inc.	5	360
Bentley Systems, Incorporated - Class B	26	957
Bill.Com Holdings Inc. (a) (b)	13	1,365
Black Knight, Inc. (a)	19	1,180
Blackbaud, Inc. (a)	6	373
Blackline, Inc. (a)	7	497
Block, Inc. - Class A (a)	67	4,221
Box, Inc. - Class A (a) (b)	19	607
Broadcom Inc.	50	27,959
Broadridge Financial Solutions, Inc.	15	2,039
Cadence Design Systems, Inc. (a)	34	5,394
Calix, Inc. (a)	8	546
CDW Corp.	17	3,029
Ceridian HCM Holding Inc. (a)	20	1,270
Ciena Corporation (a)	16	819
Cirrus Logic, Inc. (a)	8	606
Cisco Systems, Inc.	507	24,164
Clear Secure, Inc. - Class A	10	275
Cloudflare, Inc. - Class A (a)	36	1,617
Cognex Corporation	24	1,109
Cognizant Technology Solutions Corporation - Class A	65	3,723
Coherent Corp. (a)	18	643
CommVault Systems, Inc. (a)	6	401
Concentrix Corporation	5	723
Confluent, Inc. - Class A (a)	15	338
Corning Incorporated	93	2,974
Coupa Software Incorporated (a)	9	675
CrowdStrike Holdings, Inc. - Class A (a)	26	2,719
Datadog, Inc. - Class A (a)	31	2,303
Dell Technologies Inc. - Class C	35	1,399
DigitalOcean Holdings, Inc. (a)	8	213
Diodes Incorporated (a)	5	398
DocuSign, Inc. (a)	26	1,467
Dolby Laboratories, Inc. - Class A	6	414
DoubleVerify Holdings, Inc. (a)	8	186
Dropbox, Inc. - Class A (a)	30	664
DXC Technology Company (a)	29	766
Dynatrace, Inc. (a)	27	1,043
E2Open Parent Holdings, Inc. - Class A (a) (b)	24	141
Elastic N.V. (a)	9	484
Emersub CX, Inc. (a)	4	760
Enphase Energy, Inc. (a)	17	4,434
Entegris, Inc.	20	1,283
Envestnet, Inc. (a)	8	470
EPAM Systems, Inc. (a)	7	2,384
Euronet Worldwide, Inc. (a)	6	566
EVERTEC, Inc.	10	316
ExlService Holdings, Inc. (a)	4	760
Extreme Networks, Inc. (a)	12	214
F5, Inc. (a)	7	967
Fabrinet (a)	5	637
Fair Isaac Corporation (a)	3	1,956
Fidelity National Information Services, Inc.	74	5,025
First Solar, Inc. (a)	12	1,757
Fiserv, Inc. (a)	79	7,934
Five9, Inc. (a)	9	640
FleetCor Technologies, Inc. (a)	10	1,796
Flex Ltd. (a)	59	1,276
Flywire Corporation (a)	9	225
Fortinet, Inc. (a)	81	3,979
Gartner, Inc. (a)	9	3,182
Gen Digital Inc.	72	1,534
Genpact Limited	18	846
Gitlab Inc. - Class A (a)	6	250
Global Payments Inc.	33	3,272
GoDaddy Inc. - Class A (a)	19	1,454
Guidewire Software, Inc. (a)	12	742
Hewlett Packard Enterprise Company	157	2,507
HP, Inc.	113	3,028
HubSpot, Inc. (a)	6	1,639
Impinj, Inc. (a)	2	222
Informatica Inc. - Class A (a) (b)	5	83
Insight Enterprises, Inc. (a)	5	465
Intel Corporation	511	13,493
International Business Machines Corporation	112	15,757
Intuit Inc.	35	13,463
IPG Photonics Corporation (a)	5	495
Itron, Inc. (a)	7	363
Jabil Inc.	16	1,080
Jack Henry & Associates, Inc.	9	1,498
JAMF Holding Corp. (a)	5	104
JFROG Ltd (a)	5	108
Juniper Networks, Inc.	41	1,317
Keysight Technologies, Inc. (a)	22	3,756
KLA Corporation	18	6,663
Kulicke and Soffa Industries, Inc.	9	380
Kyndryl Holdings, Inc. (a)	24	269
Lam Research Corporation	17	7,181
Lattice Semiconductor Corporation (a)	17	1,098
Littelfuse, Inc.	3	765
Lumentum Holdings Inc. (a)	9	491
MACOM Technology Solutions Holdings, Inc. (a)	6	382
Manhattan Associates, Inc. (a)	7	857
Marqeta, Inc. - Class A (a)	48	292
Marvell Technology, Inc.	107	3,946
MasterCard Incorporated - Class A	105	36,464
MAXIMUS, Inc.	9	629
MaxLinear, Inc. (a)	9	313
Microchip Technology Incorporated	68	4,765
Micron Technology, Inc.	133	6,644
Microsoft Corporation	921	220,839
MicroStrategy Incorporated - Class A (a) (b)	1	150
MKS Instruments, Inc.	8	635
MongoDB, Inc. - Class A (a)	9	1,704
Monolithic Power Systems, Inc.	5	1,934
Motorola Solutions, Inc.	21	5,333
National Instruments Corporation	18	673
nCino, Inc. (a)	7	188
NCR Corporation (a)	18	430
NetApp, Inc.	26	1,552
NetScout Systems, Inc. (a)	9	291
New Relic, Inc. (a)	8	432
Novanta Inc. (a)	5	685
Nutanix, Inc. - Class A (a)	29	748
NVIDIA Corporation	308	44,951
NXP Semiconductors N.V.	32	5,002
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Okta, Inc. - Class A (a)	18	1,219
On Semiconductor Corporation (a)	53	3,310
Onto Innovation Inc. (a)	7	461
Oracle Corporation	187	15,303
Pagerduty, Inc. (a)	9	247
Palantir Technologies Inc. - Class A (a)	212	1,364
Palo Alto Networks, Inc. (a)	37	5,208
Paychex, Inc.	40	4,569
Paycom Software, Inc. (a)	6	1,809
Paylocity Holding Corporation (a)	5	887
PayPal Holdings, Inc. (a)	140	9,957
Pegasystems Inc.	6	194
Perficient, Inc. (a)	5	327
Plexus Corp. (a)	1	127
Power Integrations, Inc.	7	517
Procore Technologies, Inc. (a)	7	317
Progress Software Corporation	5	254
PTC Inc. (a)	14	1,673
Pure Storage, Inc. - Class A (a)	36	957
Q2 Holdings, Inc. (a)	8	228
Qorvo, Inc. (a)	12	1,075
Qualcomm Incorporated	139	15,280
Qualtrics International Inc. - Class A (a)	15	151
Qualys, Inc. (a)	5	527
Rambus Inc. (a)	12	424
Rapid7, Inc. (a)	8	261
RingCentral, Inc. - Class A (a)	12	413
Roper Technologies, Inc.	13	5,745
Sabre Corporation (a) (b)	48	296
Salesforce, Inc. (a)	123	16,328
Sanmina Corporation (a)	5	311
Seagate Technology Holdings Public Limited Company	25	1,296
SentinelOne, Inc. - Class A (a)	29	417
ServiceNow, Inc. (a)	25	9,699
Shift4 Payments, LLC - Class A (a)	5	299
Silicon Laboratories Inc. (a)	4	513
Sitime Corporation (a)	2	220
Skyworks Solutions, Inc.	19	1,718
Smartsheet Inc. - Class A (a)	17	674
Snowflake Inc. - Class A (a)	34	4,948
SolarEdge Technologies Ltd. (a)	7	2,029
Splunk Inc. (a)	20	1,684
Sprout Social, Inc. - Class A (a)	6	344
SPS Commerce, Inc. (a)	5	652
Squarespace, Inc. - Class A (a)	7	153
SS&C Technologies Holdings, Inc.	29	1,511
Super Micro Computer, Inc. (a)	6	454
Synaptics Incorporated (a)	4	422
Synopsys, Inc. (a)	19	6,044
TD SYNNEX Corporation	6	544
TE Connectivity Ltd. (c)	40	4,535
Teledyne Technologies Incorporated (a)	6	2,416
Tenable Holdings, Inc. (a)	11	417
Teradata Corporation (a)	15	508
Teradyne, Inc.	18	1,602
Texas Instruments Incorporated	113	18,628
The Western Union Company	49	671
Thoughtworks Holding, Inc. (a)	7	73
Toast, Inc. - Class A (a)	33	604
Trimble Inc. (a)	31	1,570
TTEC Holdings, Inc.	3	130
Twilio Inc. - Class A (a)	22	1,088
Tyler Technologies, Inc. (a)	5	1,624
Uipath, Inc. - Class A (a)	37	471
Unity Software Inc. (a) (b)	23	648
Universal Display Corporation	5	566
Varonis Systems, Inc. (a)	15	364
Verint Systems Inc. (a)	8	300
VeriSign, Inc. (a)	11	2,286
ViaSat, Inc. (a)	11	335
Viavi Solutions Inc. (a)	32	336
Visa Inc. - Class A	202	42,064
Vishay Intertechnology, Inc.	9	192
Vm Consolidated, Inc. - Class A (a)	14	192
VMware, Inc. - Class A (a)	26	3,202
Vontier Corporation	14	269
Western Digital Corporation (a)	41	1,285
Wex, Inc. (a)	5	798
Wolfspeed, Inc. (a)	16	1,122
Workday, Inc. - Class A (a)	25	4,205
Workiva Inc. - Class A (a)	5	461
Xerox Holdings Corporation	8	112
Zebra Technologies Corporation - Class A (a)	7	1,743
Zoom Video Communications, Inc. - Class A (a)	26	1,786
Zscaler, Inc. (a)	11	1,223
		1,138,016
Health Care 15.3%
10X Genomics, Inc. - Class A (a)	13	468
Abbott Laboratories	215	23,574
AbbVie Inc.	219	35,384
Abcellera Biologics Inc. (a)	24	240
Acadia Healthcare Company, Inc. (a)	10	787
ACADIA Pharmaceuticals Inc. (a)	12	197
Agilent Technologies, Inc.	37	5,557
Agilon Health Management, Inc. (a) (b)	24	386
Align Technology, Inc. (a)	9	1,991
Alkermes Public Limited Company (a)	23	591
Alnylam Pharmaceuticals, Inc. (a)	15	3,486
Amedisys, Inc. (a)	3	265
AmerisourceBergen Corporation	20	3,252
Amgen Inc.	66	17,385
Amicus Therapeutics, Inc. (a)	38	465
AMN Healthcare Services, Inc. (a)	5	468
Apellis Pharmaceuticals, Inc. (a)	13	685
Apollo Medical Holdings, Inc. (a) (d)	6	163
Arrowhead Pharmaceuticals Inc (a)	14	562
Arvinas Operations, Inc. (a)	5	169
AtriCure, Inc. (a)	6	280
Avantor, Inc. (a)	79	1,675
Axonics, Inc. (a)	5	310
Azenta, Inc. (a)	11	628
Baxter International Inc.	61	3,134
Beam Therapeutics Inc. (a) (b)	6	233
Becton, Dickinson and Company	35	9,016
Biogen Inc. (a)	18	4,994
BioMarin Pharmaceutical Inc. (a)	23	2,431
Bio-Rad Laboratories, Inc. - Class A (a)	2	1,007
Bio-Techne Corporation	20	1,680
Blueprint Medicines Corporation (a)	8	350
Boston Scientific Corporation (a)	175	8,119
Bristol-Myers Squibb Company	262	18,864
Bruker Corporation	14	956
Cardinal Health, Inc.	33	2,518
Catalent, Inc. (a)	22	982
Centene Corporation (a)	70	5,752
Cerevel Therapeutics Holdings, Inc. - Class A (a)	9	271
Certara, Inc. (a)	15	236
Charles River Laboratories International, Inc. (a)	6	1,332
Chemed Corporation	2	964
Cigna Corporation	38	12,538
CONMED Corporation	4	340
Corcept Therapeutics Incorporated (a)	11	232
Coronado Topco, Inc. (a)	7	576
CorVel Corporation (a)	1	160
CRISPR Therapeutics AG (a)	10	393
CVS Health Corporation	162	15,140
Cytokinetics, Incorporated (a) (b)	12	558
Danaher Corporation	81	21,554
DaVita Inc. (a)	6	458
Denali Therapeutics Inc. (a)	11	316
Dentsply Sirona Inc.	29	936
DexCom, Inc. (a)	49	5,499
Doximity, Inc. - Class A (a)	12	415
Edwards Lifesciences Corporation (a)	76	5,689
Elanco Animal Health Incorporated (a)	61	747
Elevance Health, Inc.	30	15,220
Eli Lilly and Company	98	35,704
Encompass Health Corporation	11	629

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Enovis Corporation (a)	6	335
Envista Holdings Corporation (a)	17	584
EQRX, Inc. (a)	49	122
Evolent Health, Inc. - Class A (a)	11	312
Exact Sciences Corporation (a)	22	1,083
Exelixis, Inc. (a)	31	498
Fate Therapeutics, Inc. (a)	12	117
Gilead Sciences, Inc.	156	13,398
Glaukos Corporation (a)	3	145
Globus Medical, Inc. - Class A (a)	11	800
Guardant Health, Inc. (a)	14	393
Haemonetics Corporation (a)	7	511
Halozyme Therapeutics, Inc. (a)	18	1,001
Harmony Biosciences Holdings Inc. (a)	1	46
HCA Healthcare, Inc.	26	6,326
HealthEquity, Inc. (a)	9	547
Henry Schein, Inc. (a)	18	1,422
Hologic, Inc. (a)	32	2,383
Horizon Therapeutics Public Limited Company (a)	29	3,268
Humana Inc.	16	7,991
ICU Medical, Inc. (a)	3	417
IDEXX Laboratories, Inc. (a)	10	4,259
Illumina, Inc. (a)	19	3,903
Inari Medical, Inc. (a)	7	454
Incyte Corporation (a)	22	1,747
Insmed Incorporated (a)	17	338
Inspire Medical Systems, Inc. (a)	4	978
Insulet Corporation (a)	8	2,488
Integer Holdings Corporation (a)	4	256
Integra LifeSciences Holdings Corporation (a) (b)	10	567
Intellia Therapeutics, Inc. (a)	10	339
Intra-Cellular Therapies, Inc. (a)	12	615
Intuitive Surgical, Inc. (a)	44	11,642
Ionis Pharmaceuticals, Inc. (a)	15	567
IQVIA Holdings Inc (a)	23	4,783
Irhythm Technologies, Inc. (a)	4	347
Iveric Bio, Inc. (a)	11	242
Jazz Pharmaceuticals Public Limited Company (a)	8	1,219
Johnson & Johnson	323	57,052
Karuna Therapeutics, Inc. (a)	3	600
Laboratory Corporation of America Holdings	11	2,599
Lantheus Holdings, Inc. (a)	9	454
LivaNova PLC (a)	8	438
Maravai LifeSciences Holdings, Inc. - Class A (a)	13	190
Masimo Corporation (a)	5	804
McKesson Corporation	18	6,613
Medpace Holdings, Inc. (a)	3	531
Medtronic, Inc.	165	12,788
Merck & Co., Inc.	314	34,805
Merit Medical Systems, Inc. (a)	8	564
Mettler-Toledo International Inc. (a)	3	4,056
Mirati Therapeutics, Inc. (a)	7	312
Moderna, Inc. (a)	41	7,331
Molina Healthcare, Inc. (a)	7	2,432
Multiplan Corporation - Class A (a)	34	39
Natera, Inc. (a)	12	477
Neogen Corporation (a)	20	305
Neurocrine Biosciences, Inc. (a)	12	1,435
Novocure Limited (a)	12	892
NuVasive, Inc. (a)	6	247
Oak Street Health, Inc. (a)	11	235
Omnicell, Inc. (a)	6	305
Option Care Health, Inc. (a)	21	622
Organon & Co.	34	946
Pacira Pharmaceuticals, Inc. (a)	5	193
Patterson Companies, Inc.	6	160
Penumbra, Inc. (a)	5	1,127
PerkinElmer, Inc.	15	2,074
Perrigo Company Public Limited Company	19	640
Pfizer Inc.	695	35,611
Premier Healthcare Solutions, Inc. - Class A	17	583
Prestige Consumer Healthcare Inc. (a)	5	323
Privia Health Group Inc. (a)	6	134
Progyny, Inc. (a)	9	289
Prometheus Biosciences, Inc. (a)	3	308
PTC Therapeutics, Inc. (a)	7	265
Quest Diagnostics Incorporated	14	2,181
R1 RCM Inc. (a) (b)	20	220
Regeneron Pharmaceuticals, Inc. (a)	13	9,554
Relay Therapeutics, Inc. (a)	11	160
Repligen Corporation (a)	6	1,064
ResMed Inc.	18	3,754
Royalty Pharma PLC - Class A	46	1,836
Sage Therapeutics Inc. (a)	8	323
Sarepta Therapeutics, Inc. (a)	11	1,447
Seagen Inc. (a)	18	2,286
Select Medical Holdings Corporation	14	351
Shockwave Medical, Inc. (a)	4	904
Signify Health, Inc. - Class A (a)	9	244
Sotera Health LLC (a)	10	80
STAAR Surgical Company (a)	7	340
Steris Limited	13	2,339
Stryker Corporation	42	10,246
Symbion, Inc. (a)	4	123
Syneos Health, Inc. - Class A (a)	13	495
Tandem Diabetes Care, Inc. (a)	9	408
Teladoc Health, Inc. (a)	23	534
Teleflex Incorporated	5	1,319
Tenet Healthcare Corporation (a)	13	644
The Cooper Companies, Inc.	6	1,958
The Ensign Group, Inc.	6	604
Thermo Fisher Scientific Inc.	48	26,617
Tilray Brands, Inc. (a)	65	175
Ultragenyx Pharmaceutical Inc. (a)	9	419
United Therapeutics Corporation (a)	6	1,664
UnitedHealth Group Incorporated	115	61,179
Universal Health Services, Inc. - Class B	7	1,033
Vaxcyte, Inc. (a)	6	272
Veeva Systems Inc. - Class A (a)	18	2,887
Vertex Pharmaceuticals Incorporated (a)	32	9,165
Viatris Inc.	153	1,699
VIR Biotechnology, Inc. (a)	11	268
Waters Corporation (a)	7	2,466
West Pharmaceutical Services, Inc.	9	2,035
Zimmer Biomet Holdings, Inc.	27	3,399
Zoetis Inc. - Class A	57	8,378
		699,203
Financials 12.1%
ADS Alliance Data Systems, Inc.	7	264
Affiliated Managers Group, Inc.	4	601
AFLAC Incorporated	71	5,119
AGNC Investment Corp. (b)	70	729
Ally Financial Inc.	39	953
American Equity Investment Life Holding Company	11	493
American Express Company	74	11,001
American Financial Group, Inc.	8	1,055
American International Group, Inc.	91	5,726
Ameriprise Financial, Inc.	13	4,015
Ameris Bancorp	9	423
Annaly Capital Management, Inc.	44	922
AON Public Limited Company - Class A	26	7,752
Apollo Asset Management, Inc. (d)	55	3,487
Arbor Realty Trust, Inc.	18	233
Arch Capital Group Ltd. (a)	47	2,950
Ares Management Corporation - Class A	19	1,313
Arthur J. Gallagher & Co.	26	4,889
Artisan Partners Asset Management Inc. - Class A	10	300
Associated Banc-Corp	16	372
Assurant, Inc.	7	881
Assured Guaranty Ltd.	6	364
Atlantic Union Bank	8	265
AXIS Capital Holdings Limited	11	588
Axos Financial, Inc. (a)	6	221
BancFirst Corporation	3	248
Bank of America Corporation	866	28,671
Bank of Hawaii Corporation	3	241
Bank OZK	17	669
BankUnited, Inc.	12	422
Banner Corporation	4	227

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Berkshire Hathaway Inc. - Class B (a)	223	68,751
BlackRock, Inc.	19	13,202
Blackstone Inc. - Class A	87	6,419
Blackstone Mortgage Trust, Inc. - Class A	21	441
Blue Owl Capital Inc. - Class A	44	471
BOK Financial Corporation	4	393
Brighthouse Financial, Inc. (a)	9	457
Brown & Brown, Inc.	30	1,734
Cadence Bank	18	449
Cannae Holdings, Inc. (a)	14	293
Capital One Financial Corporation	48	4,443
Cathay General Bancorp	8	334
Chubb Limited	52	11,438
Cincinnati Financial Corporation	19	1,958
Citigroup Inc.	239	10,809
Citizens Financial Group, Inc.	63	2,481
Claros Mortgage Trust, Inc.	14	200
CME Group Inc. - Class A	45	7,561
CNO Financial Group, Inc.	18	409
Cohen & Steers, Inc.	4	250
Coinbase Global, Inc. - Class A (a) (b)	20	700
Columbia Banking System, Inc.	12	351
Comerica Incorporated	18	1,173
Commerce Bancshares, Inc.	13	875
Community Bank System, Inc.	7	455
Credit Acceptance Corporation (a) (b)	1	268
Cullen/Frost Bankers, Inc.	8	1,091
CVB Financial Corp.	13	326
Discover Financial Services	33	3,256
East West Bancorp, Inc.	16	1,073
Eastern Bankshares, Inc.	15	261
Enstar Group Limited (a)	2	376
Equitable Holdings, Inc.	41	1,186
Erie Indemnity Company - Class A	4	870
Essent Group Ltd.	16	609
Evercore Inc. - Class A	5	523
Everest Re Group, Ltd.	5	1,557
F.N.B. Corporation	49	640
FactSet Research Systems Inc.	5	1,976
Federated Hermes, Inc. - Class B	12	419
Fidelity National Financial, Inc. - Class A	36	1,372
Fifth Third Bancorp	88	2,873
First American Financial Corporation	11	591
First Bancorp.	30	385
First Citizens BancShares, Inc. - Class A	2	1,191
First Financial Bancorp.	10	242
First Financial Bankshares, Inc.	18	625
First Hawaiian, Inc.	17	450
First Horizon Corporation	69	1,699
First Interstate BancSystem, Inc. - Class A	8	324
First Merchants Corporation	4	167
First Republic Bank	23	2,820
FirstCash Holdings, Inc.	5	398
Focus Financial Partners Inc. - Class A (a)	6	228
Franklin Resources, Inc.	36	942
Fulton Financial Corporation	27	447
Glacier Bancorp, Inc.	13	657
Globe Life Inc.	12	1,408
Hamilton Lane Incorporated - Class A	5	331
Hancock Whitney Corporation	12	569
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	11	320
Hilltop Holdings Inc.	2	53
Home BancShares, Inc.	20	460
Houlihan Lokey, Inc. - Class A	7	634
Huntington Bancshares Incorporated	177	2,492
Independence Holdings, LLC	14	454
Independent Bank Corp.	5	456
Independent Bank Group, Inc.	6	360
Interactive Brokers Group, Inc. - Class A	11	831
Intercontinental Exchange, Inc.	69	7,048
International Bancshares Corporation	5	213
Invesco Ltd.	40	726
Jackson Financial Inc. - Class A (d)	5	163
Janus Henderson Group PLC	20	466
Jefferies Financial Group Inc.	24	834
JPMorgan Chase & Co.	363	48,697
K.K.R. Co., Inc. - Class A	70	3,268
KeyCorp	112	1,959
Kinsale Capital Group, Inc.	3	758
Lakeland Financial Corporation	3	229
Lincoln National Corporation	18	554
Loews Corporation	27	1,554
LPL Financial Holdings Inc.	10	2,125
M&T Bank Corporation	21	3,052
Markel Corporation (a)	2	2,086
MarketAxess Holdings Inc.	5	1,279
Marsh & Mclennan Companies, Inc.	62	10,196
MetLife, Inc.	80	5,805
MGIC Investment Corporation	34	448
Moelis & Company - Class A	10	365
Moody's Corporation	20	5,438
Morgan Stanley	163	13,845
Morningstar, Inc.	3	667
Mr. Cooper Group Inc. (a)	12	466
MSCI Inc. - Class A	10	4,559
Nasdaq, Inc.	43	2,653
Navient Corporation	8	134
Nelnet, Inc. - Class A	2	184
New York Community Bancorp, Inc. - Series A	69	593
Northern Trust Corporation	27	2,408
Old National Bancorp	38	683
Old Republic International Corporation	30	730
Pacific Premier Bancorp, Inc.	13	403
PacWest Bancorp	16	378
Park National Corporation	2	239
PennyMac Financial Services, Inc.	4	246
Pinnacle Financial Partners, Inc.	8	604
Popular, Inc.	11	712
Primerica, Inc.	4	559
Principal Financial Group, Inc.	28	2,387
Prosperity Bancshares, Inc.	10	721
Prudential Financial, Inc.	45	4,435
Radian Group Inc.	16	302
Raymond James Financial, Inc.	24	2,602
Regions Financial Corporation	112	2,418
Reinsurance Group of America, Incorporated	8	1,186
RenaissanceRe Holdings Ltd	5	880
Rithm Capital Corp.	51	415
RLI Corp.	5	708
Robinhood Markets, Inc. - Class A (a)	53	433
Ryan Specialty Group Holdings, Inc. - Class A (a)	12	502
S&P Global Inc.	41	13,778
SEI Investments Company	11	649
Selective Insurance Group, Inc.	8	750
ServisFirst Bancshares, Inc.	7	513
Signature Bank	7	853
Silvergate Capital Corporation - Class A (a)	3	50
Simmons First National Corporation - Class A	18	380
SLM Corporation	27	449
SoFi Technologies, Inc. (a)	96	443
Southstate Corporation	10	768
Starwood Property Trust, Inc.	42	771
State Street Corporation	45	3,498
Stifel Financial Corp.	15	884
Stock Yards Bancorp, Inc.	3	213
SVB Financial Group (a)	8	1,789
Synchrony Financial	54	1,763
Synovus Financial Corp.	18	666
T. Rowe Price Group, Inc.	28	3,028
Texas Capital Bancshares, Inc. (a)	4	234
TFS Financial Corporation	8	113
The Allstate Corporation	33	4,480
The Bank of New York Mellon Corporation (d)	90	4,117
The Carlyle Group, Inc.	24	714
The Charles Schwab Corporation	189	15,710
The Goldman Sachs Group, Inc.	42	14,506
The Hanover Insurance Group, Inc.	5	677
The Hartford Financial Services Group, Inc.	40	3,038
The PNC Financial Services Group, Inc.	51	8,005

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
The Progressive Corporation	72	9,357
The Travelers Companies, Inc.	30	5,558
TowneBank	6	196
Tradeweb Markets Inc. - Class A	13	821
Truist Financial Corporation	165	7,113
Trupanion, Inc. (a)	3	163
Trustmark Corporation	7	238
U.S. Bancorp	166	7,230
UMB Financial Corporation	6	506
Umpqua Holdings Corporation	33	586
United Bankshares, Inc.	18	724
United Community Banks, Inc.	14	480
Unum Group	22	911
Upstart Holdings, Inc. (a) (b)	7	94
Valley National Bancorp	59	669
Virtu Financial, Inc. - Class A	13	266
Voya Financial, Inc. (b)	13	821
W. R. Berkley Corporation	25	1,833
Walker & Dunlop, Inc.	4	309
Washington Federal, Inc.	9	295
Webster Financial Corporation	22	1,050
Wells Fargo & Company	470	19,394
WesBanco, Inc.	4	163
Western Alliance Bancorporation	15	870
White Mountains Insurance Group Ltd	—	308
Willis Towers Watson Public Limited Company	13	3,252
Wintrust Financial Corporation	8	680
WSFS Financial Corporation	6	265
Zions Bancorporation, National Association	20	979
Zurich American Corporation	9	420
		552,356
Consumer Discretionary 10.1%
Academy Sports & Outdoors, Inc.	10	510
Acushnet Holdings Corp.	6	239
Adient Public Limited Company (a)	13	441
ADT, Inc.	20	185
Advance Auto Parts, Inc.	8	1,136
Airbnb, Inc. - Class A (a)	48	4,096
Amazon.com, Inc. (a)	1,096	92,096
American Eagle Outfitters, Inc.	21	288
Aptiv PLC (a)	33	3,103
Aramark	32	1,313
Asbury Automotive Group, Inc. (a)	3	550
Autoliv, Inc.	10	758
AutoNation, Inc. (a)	5	517
AutoZone, Inc. (a)	2	5,682
Bath & Body Works, Inc.	26	1,108
Best Buy Co., Inc.	24	1,911
Bloomin' Brands, Inc.	11	220
Booking Holdings Inc. (a)	5	9,651
BorgWarner Inc.	30	1,202
Boyd Gaming Corporation	11	620
Bright Horizons Family Solutions, Inc. (a)	8	531
Brunswick Corporation	10	697
Burlington Stores, Inc. (a)	8	1,656
Caesars Entertainment, Inc. (a)	29	1,197
Capri Holdings Limited (a)	16	896
CarMax, Inc. (a)	19	1,181
Carnival Corporation (a) (b)	124	998
Carter's, Inc.	6	444
Cavco Industries, Inc. (a)	1	271
Chegg, Inc. (a)	13	331
Chewy, Inc. - Class A (a) (b)	12	458
Chipotle Mexican Grill, Inc. (a)	3	4,740
Choice Hotels International, Inc.	3	317
Churchill Downs Incorporated	4	801
Columbia Sportswear Company	5	441
Coupang, Inc. - Class A (a)	121	1,780
Coursera, Inc. (a)	9	111
Cracker Barrel Old Country Store, Inc.	2	217
Crocs, Inc. (a)	7	805
D.R. Horton, Inc.	37	3,309
Dana Incorporated	24	359
Darden Restaurants, Inc.	15	2,069
Dave & Buster's Entertainment, Inc. (a)	7	239
Deckers Outdoor Corporation (a)	3	1,213
Dick's Sporting Goods, Inc.	6	681
Dillard's, Inc. - Class A	1	247
Dollar General Corporation	28	6,958
Dollar Tree, Inc. (a)	26	3,687
Domino's Pizza, Inc.	4	1,515
Doordash, Inc. - Class A (a)	33	1,597
Dorman Products, Inc. (a)	4	307
Draftkings Inc. - Class A (a)	62	707
eBay Inc.	67	2,782
ETSY, Inc. (a)	15	1,823
Expedia Group, Inc. (a)	20	1,739
Five Below, Inc. (a)	7	1,202
Floor & Decor Holdings, Inc. - Class A (a)	12	809
Foot Locker, Inc.	13	479
Ford Motor Company	495	5,751
Fox Factory Holding Corp. (a)	6	550
Frontdoor, Inc. (a)	12	241
GameStop Corp. - Class A (a) (b)	28	516
Garmin Ltd.	18	1,643
General Motors Company	176	5,904
Gentex Corporation	29	799
Gentherm Incorporated (a)	5	318
Genuine Parts Company	17	2,970
Graham Holdings Co., Ltd. - Class B	—	298
Grand Canyon Education, Inc. (a)	3	358
Group 1 Automotive, Inc.	2	307
H & R Block, Inc.	22	802
Hanesbrands Inc.	51	322
Harley-Davidson, Inc.	15	607
Hasbro, Inc.	15	930
Helen of Troy Limited (a)	3	374
Hilton Grand Vacations Inc. (a)	8	297
Hilton Worldwide Holdings Inc.	33	4,205
Hyatt Hotels Corporation - Class A (a)	6	522
Installed Building Products, Inc.	4	321
KB Home	10	317
Kohl's Corporation	18	462
Kontoor Brands, Inc.	8	310
Las Vegas Sands Corp. (a)	40	1,916
LCI Industries	3	302
Lear Corporation	7	807
Leggett & Platt, Incorporated	19	622
Lennar Corporation - Class A	31	2,776
Lennar Corporation - Class B	3	192
Leslie's, Inc. (a)	21	252
LGI Homes, Inc. (a)	2	215
Light & Wonder, Inc. (a)	13	769
Lithia Motors, Inc. - Class A	3	626
LKQ Corporation	32	1,689
Lowe`s Companies, Inc.	77	15,277
Lucid Group, Inc. (a) (b)	72	489
Lululemon Athletica Canada Inc. (a)	15	4,654
Luminar Technologies, Inc. - Class A (a) (b)	27	135
M.D.C. Holdings, Inc.	9	289
Macy's, Inc.	28	569
Marriott International, Inc. - Class A	33	4,947
Marriott Vacations Worldwide Corporation	4	572
Mattel, Inc. (a)	40	717
McDonald's Corporation	91	23,969
MercadoLibre S.R.L (a)	6	4,913
Meritage Homes Corporation (a)	5	467
MGM Resorts International	36	1,198
Mohawk Industries, Inc. (a)	7	726
Murphy USA Inc.	2	668
National Vision Holdings, Inc. (a)	11	445
Newell Brands Inc.	41	539
NIKE, Inc. - Class B	156	18,302
Nordstrom, Inc. (b)	7	112
Norwegian Cruise Line Holdings Ltd. (a)	49	606
NVR, Inc. (a)	—	1,684
Ollie's Bargain Outlet Holdings, Inc. (a)	6	268
O'Reilly Automotive, Inc. (a)	8	6,467
Papa John's International, Inc.	5	377

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Peloton Interactive, Inc. - Class A (a) (b)	43	343
PENN Entertainment, Inc. (a)	23	670
Penske Automotive Group, Inc.	1	77
Petco Health And Wellness Company, Inc. - Class A (a)	11	101
Planet Fitness, Inc. - Class A (a)	12	924
Polaris Inc.	6	587
Pool Corporation	5	1,580
PulteGroup, Inc.	27	1,217
PVH Corp.	10	697
Quantumscape Battery, Inc. - Class A (a) (b)	32	180
Ralph Lauren Corporation - Class A	4	454
Red Rock Resorts, Inc. - Class A	7	265
RH (a) (b)	2	658
Rivian Automotive, Inc. - Class A (a)	69	1,267
Ross Stores, Inc.	43	5,018
Royal Caribbean Cruises Ltd.	26	1,303
Seaworld Entertainment, Inc. (a)	7	386
Service Corporation International	20	1,369
Shake Shack, Inc. - Class A (a)	6	244
Signet Jewelers Limited	7	489
Six Flags Operations Inc. (a)	12	287
Skechers U.S.A., Inc. - Class A (a)	14	577
Skyline Champion Corporation (a)	7	379
Sonos, Inc. (a)	5	80
Starbucks Corporation	142	14,069
Steven Madden, Ltd.	10	329
Sweetgreen, Inc. - Class A (a)	13	110
Tapestry, Inc.	30	1,151
Target Corporation	56	8,388
Taylor Morrison Home II Corporation - Class A (a)	17	511
Tempur Sealy International, Inc.	18	601
Tesla Inc. (a)	331	40,767
Texas Roadhouse, Inc. - Class A	9	855
The Gap, Inc.	31	354
The Goodyear Tire & Rubber Company (a) (b)	38	387
The Home Depot, Inc.	126	39,944
The ODP Corporation (a)	5	239
The TJX Companies, Inc.	142	11,316
The Wendy's Company	26	586
Thor Industries, Inc.	8	598
Toll Brothers, Inc.	11	558
TopBuild Corp. (a)	4	611
Topgolf Callaway Brands Corp. (a)	15	300
Tractor Supply Company	14	3,065
Travel + Leisure Co.	12	437
Ulta Beauty, Inc. (a)	6	2,983
Under Armour, Inc. - Class A (a)	29	295
Under Armour, Inc. - Class C (a)	30	265
Urban Outfitters, Inc. (a)	11	266
V.F. Corporation	42	1,151
Vail Resorts, Inc.	5	1,215
Victoria's Secret & Co. (a)	9	329
Visteon Corporation (a)	3	430
Wayfair Inc. - Class A (a)	11	364
Whirlpool Corporation	6	871
Williams-Sonoma, Inc.	7	841
Wingstop Inc.	4	579
Wyndham Hotels & Resorts, Inc.	10	733
Wynn Resorts, Limited (a)	12	971
YETI Holdings, Inc. (a)	11	451
Yum! Brands, Inc.	34	4,339
		463,311
Industrials 9.5%
3M Company	69	8,235
A. O. Smith Corporation	17	962
AAON, Inc.	7	496
ABM Industries Incorporated	6	275
Acuity Brands, Inc.	4	698
Advanced Drainage Systems, Inc.	7	588
AECOM	17	1,411
Aerojet Rocketdyne Holdings, Inc. (a)	8	432
AeroVironment, Inc. (a)	3	232
AGCO Corporation	7	1,005
Air Lease Corporation - Class A	15	560
Alaska Air Group, Inc. (a)	18	779
Albany International Corp. - Class A	2	240
Alight, Inc. - Class A (a)	30	250
Allegion Public Limited Company	12	1,267
Allison Systems, Inc.	9	383
Altra Industrial Motion Corp.	10	596
American Airlines Group Inc. (a)	76	970
AMETEK, Inc.	29	4,020
APi Group Corp (a)	25	466
Applied Industrial Technologies, Inc.	5	643
Arcosa, Inc.	4	204
Armstrong World Industries, Inc.	7	452
ASGN Incorporated (a)	7	601
Atkore Inc. (a)	4	419
Atlas Air Worldwide Holdings, Inc. (a)	4	369
Avis Budget Group, Inc. (a)	4	584
Axon Enterprise, Inc. (a)	9	1,488
Beacon Roofing Supply, Inc. (a)	4	226
Bloom Energy Corporation - Class A (a)	17	325
Boise Cascade Company	6	384
Booz Allen Hamilton Holding Corporation - Class A	17	1,816
Brady Corporation - Class A	8	371
Builders FirstSource, Inc. (a)	19	1,227
BWXT Government Group, Inc.	13	775
C.H. Robinson Worldwide, Inc.	15	1,405
Caci International Inc. - Class A (a)	3	926
Carlisle Companies Incorporated	6	1,486
Carrier Global Corporation	100	4,145
Casella Waste Systems, Inc. - Class A (a)	5	387
Caterpillar Inc.	64	15,354
CBIZ, Inc. (a)	6	282
Chargepoint Inc. - Class A (a) (b)	35	333
Chart Industries, Inc. (a) (b)	5	588
Cintas Corporation	11	4,910
Clarivate PLC (a)	51	426
Clean Harbors, Inc. (a)	7	785
Comfort Systems USA, Inc.	5	583
Copart, Inc. (a)	53	3,211
CoStar Group, Inc. (a)	50	3,878
Crane Holdings, Co.	7	684
CSX Corporation	259	8,035
Cummins Inc.	17	4,214
Curtiss-Wright Corporation	5	777
Deere & Company	34	14,500
Delta Air Lines, Inc. (a)	82	2,691
Donaldson Company, Inc.	13	751
Dover Corporation	17	2,311
Driven Brands Holdings Inc. (a)	6	177
Dun & Bradstreet Holdings, Inc.	22	275
Dycom Industries, Inc. (a)	4	397
Eaton Corporation Public Limited Company	49	7,703
EMCOR Group, Inc.	5	801
Emerson Electric Co.	72	6,943
Encore Wire Corporation	3	366
EnerSys	6	418
EnPro Industries, Inc.	2	232
Equifax Inc.	15	2,957
ESAB Corporation	5	236
Evoqua Water Technologies Corp. (a)	17	667
Expeditors International of Washington, Inc.	20	2,032
Exponent, Inc.	5	490
Fastenal Company	70	3,316
Federal Signal Corporation	6	276
FedEx Corporation	29	5,056
Flowserve Corporation	18	558
Fluor Corporation (a)	18	622
Fortive Corporation	44	2,814
Fortune Brands Innovations, Inc.	14	787
Forward Air Corporation	4	383
Franklin Electric Co., Inc.	3	239
FTI Consulting, Inc. (a)	5	741
Gates Industrial Corporation PLC (a)	11	124
GATX Corporation	5	499
Generac Holdings Inc. (a)	8	822
General Dynamics Corporation	28	6,925

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
General Electric Company	135	11,331
GMS Inc. (a)	4	214
Graco Inc.	20	1,327
GXO Logistics Inc. (a)	14	577
Hayward Holdings, Inc. (a)	8	74
HEICO Corporation	5	698
HEICO Corporation - Class A	8	1,006
Helios Technologies, Inc.	5	269
Herc Holdings Inc.	4	460
Hertz Global Holdings, Inc. (a)	22	333
Hexcel Corporation	12	697
Hillenbrand, Inc.	10	415
Honeywell International Inc.	83	17,757
Howmet Aerospace Inc.	43	1,705
Hub Group, Inc. - Class A (a)	5	383
Hubbell Incorporated	6	1,489
Huntington Ingalls Industries, Inc.	5	1,241
IAA Spinco Inc. (a)	14	544
IDEX Corporation	9	2,045
Illinois Tool Works Inc.	35	7,760
Ingersoll Rand Inc.	51	2,642
Insperity, Inc.	3	331
ITT Inc.	9	728
J. B. Hunt Transport Services, Inc.	10	1,716
Jacobs Solutions Inc.	15	1,819
JetBlue Airways Corporation (a)	47	304
Joby Aviation, Inc. - Class A (a) (b)	38	126
John Bean Technologies Corporation	4	408
Johnson Controls International Public Limited Company	84	5,390
Kadant Inc.	1	195
KBR, Inc.	16	852
Kennametal Inc.	14	328
Kirby Corporation (a)	7	473
Knight-Swift Transportation Holdings Inc. - Class A	18	950
Korn Ferry	6	310
L3Harris Technologies, Inc.	23	4,888
Landstar System, Inc.	4	723
Leidos Holdings, Inc.	17	1,803
Lennox International Inc.	4	1,010
Lincoln Electric Holdings, Inc.	7	1,074
Lockheed Martin Corporation	29	13,989
Lyft, Inc. - Class A (a)	42	460
ManpowerGroup Inc.	6	469
Masco Corporation	29	1,361
MasTec, Inc. (a)	8	686
Matson Intermodal - Paragon, Inc.	3	164
McGrath RentCorp	2	243
MDU Resources Group, Inc.	21	643
Mercury Systems, Inc. (a)	8	375
Mine Safety Appliances Company, LLC	5	759
Moog Inc. - Class A	3	245
MSC Industrial Direct Co., Inc. - Class A	6	515
Mueller Industries, Inc.	5	319
Nordson Corporation	7	1,555
Norfolk Southern Corporation	29	7,109
Northrop Grumman Corporation	18	9,762
Nvent Electric Public Limited Company	21	804
Old Dominion Freight Line, Inc.	11	3,242
Oshkosh Corporation	9	810
Otis Worldwide Corporation	50	3,938
Owens Corning	11	975
PACCAR Inc	43	4,296
Parker-Hannifin Corporation	16	4,657
Parsons Corporation (a)	4	179
Pentair Public Limited Company	23	1,041
Plug Power Inc. (a) (b)	66	810
Quanta Services, Inc.	18	2,630
Raytheon Technologies Corporation	183	18,456
RBC Bearings Incorporated (a)	4	755
Regal Beloit Corporation	9	1,025
Republic Services, Inc.	26	3,346
Resideo Technologies, Inc. (a)	17	272
Robert Half International Inc.	14	1,066
Rocket Lab USA, Inc. - Class A (a)	20	75
Rockwell Automation, Inc.	14	3,605
Rollins, Inc.	27	994
Rush Enterprises, Inc. - Class A	7	368
Ryder System, Inc.	8	634
Saia, Inc. (a)	4	778
Schneider National, Inc. - Class B	6	140
Science Applications International Corporation	6	663
Sensata Technologies Holding PLC	22	887
Simpson Manufacturing Co., Inc.	6	542
SiteOne Landscape Supply, Inc. (a)	6	760
Snap-on Incorporated	7	1,554
Southwest Airlines Co.	72	2,411
Spirit AeroSystems Holdings, Inc. - Class A	15	433
Spirit Airlines	15	291
SPX Technologies, Inc. (a)	4	265
Stanley Black & Decker, Inc.	18	1,357
Stericycle, Inc. (a)	13	663
SunPower Corporation (a) (b)	13	235
Sunrun Inc. (a)	29	695
Terex Corporation	10	415
Tetra Tech, Inc.	6	854
Textron Inc.	25	1,765
The AZEK Company Inc. - Class A (a)	17	341
The Boeing Company (a)	69	13,173
The Brink's Company	5	250
The Middleby Corporation (a)	6	802
The Timken Company	10	687
The Toro Company	12	1,372
Trane Technologies Public Limited Company	29	4,863
TransDigm Group Incorporated	6	4,080
TransUnion	23	1,311
Trex Company, Inc. (a)	15	645
Trinet Group, Inc. (a)	3	230
Trinity Industries, Inc.	3	100
Triton Container International Limited	7	477
Uber Technologies, Inc. (a)	243	6,020
UFP Industries, Inc.	8	669
U-Haul Holding Company (b)	1	71
Unifirst Corporation	1	284
Union Pacific Corporation	76	15,726
United Airlines Holdings, Inc. (a)	42	1,591
United Parcel Service, Inc. - Class B	91	15,834
United Rentals, Inc. (a)	9	3,075
Univar Solutions Inc. (a)	17	533
Valmont Industries, Inc.	3	974
Verisk Analytics, Inc.	19	3,438
Vertiv Holdings Co - Class A	39	539
W. W. Grainger, Inc.	6	3,073
Waste Management, Inc.	46	7,164
Watsco, Inc.	5	1,122
Watts Water Technologies, Inc. - Class A	4	567
Werner Enterprises, Inc.	9	374
WESCO International, Inc. (a)	6	780
Westinghouse Air Brake Technologies Corporation	23	2,312
WillScot Mobile Mini Holdings Corp. - Class A (a)	28	1,256
Woodward, Inc.	9	824
XPO, Inc. (a)	14	461
Xylem Inc.	22	2,474
Zurn Elkay Water Solutions Corporation	17	356
		434,850
Communication Services 6.7%
Activision Blizzard, Inc.	88	6,701
Alphabet Inc. - Class A (a)	738	65,100
Alphabet Inc. - Class C (a)	654	58,036
Altice USA, Inc. - Class A (a)	24	112
AMC Entertainment Holdings, Inc. - Class A (a) (b)	60	242
AT&T Inc.	878	16,157
Bumble Inc. - Class A (a) (b)	4	80
Cable One, Inc.	1	473
Charter Communications, Inc. - Class A (a)	13	4,571
Cogent Communications Holdings, Inc.	2	140
Comcast Corporation - Class A	533	18,636
Dish Network Corporation - Class A (a)	33	469
Electronic Arts Inc.	33	4,062

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Endeavor Group Holdings, Inc. - Class A (a)	17	386
Fox Corporation - Class A	35	1,062
Fox Corporation - Class B	15	438
Frontier Communications Parent, Inc. (a)	27	683
Globalstar, Inc. (a) (b)	137	182
IAC Inc. (a)	10	455
Iridium Communications Inc.	17	855
John Wiley & Sons, Inc. - Class A (b)	7	283
Liberty Broadband Corporation - Series A (a)	1	69
Liberty Broadband Corporation - Series C (a)	16	1,215
Liberty Media Corporation - Series A (a)	2	110
Liberty Media Corporation - Series A (a)	11	442
Liberty Media Corporation - Series C (a)	20	768
Liberty Media Corporation - Series C (a)	24	1,430
Live Nation Entertainment, Inc. (a)	18	1,287
Lumen Technologies Inc.	126	660
Madison Square Garden Entertainment Corp. - Class A	1	216
Match Group, Inc. (a)	36	1,508
Meta Platforms, Inc. - Class A (a)	278	33,428
Netflix, Inc. (a)	55	16,330
News Corporation - Class A	50	902
News Corporation - Class B	20	368
Nexstar Media Group, Inc. - Class A	5	926
Omnicom Group Inc.	25	2,051
Paramount Global - Class B (b)	65	1,089
Pinterest, Inc. - Class A (a)	74	1,801
Playtika Holding Corp. (a)	11	98
Roblox Corporation - Class A (a)	42	1,196
Roku Inc. - Class A (a)	16	658
Shutterstock, Inc.	4	192
Sirius XM Holdings Inc. (b)	79	463
Snap Inc. - Class A (a)	119	1,064
Take-Two Interactive Software, Inc. (a)	20	2,080
TechTarget, Inc. (a)	4	161
TEGNA Inc.	32	674
The Interpublic Group of Companies, Inc.	48	1,584
The New York Times Company - Class A	21	683
The Trade Desk, Inc. - Class A (a)	54	2,428
The Walt Disney Company (a)	226	19,605
T-Mobile USA, Inc. (a)	73	10,256
TripAdvisor, Inc. (a)	16	280
Verizon Communications Inc.	520	20,484
Warner Music Group Corp. - Class A	14	506
World Wrestling Entertainment, Inc. - Class A	3	185
Yelp Inc. (a)	10	268
Ziff Davis, Inc. (a)	6	486
ZoomInfo Technologies Inc. - Class A (a)	34	1,031
		308,105
Consumer Staples 6.7%
Albertsons Companies, Inc. - Class A	22	458
Altria Group, Inc.	223	10,183
Archer-Daniels-Midland Company	68	6,301
Bellring Intermediate Holdings, Inc. (a)	14	348
BJ's Wholesale Club Holdings, Inc. (a)	17	1,126
Brown-Forman Corporation - Class A	7	490
Brown-Forman Corporation - Class B	22	1,460
Bunge Limited	20	1,946
Cal-Maine Foods, Inc.	5	280
Campbell Soup Company	24	1,363
Casey's General Stores, Inc.	5	1,052
Celsius Holdings, Inc. (a)	4	408
Central Garden & Pet Company (a)	2	58
Central Garden & Pet Company - Class A (a)	6	231
Church & Dwight Co., Inc.	29	2,314
Coca-Cola Consolidated, Inc.	—	251
Colgate-Palmolive Company	103	8,143
Conagra Brands, Inc.	57	2,217
Constellation Brands, Inc. - Class A	20	4,547
Costco Wholesale Corporation	55	25,040
Coty Inc. - Class A (a)	40	343
Darling Ingredients Inc. (a)	19	1,206
e.l.f. Beauty, Inc. (a)	4	248
Edgewell Personal Care Colombia S A S	6	225
Energizer Holdings, Inc.	10	319
Flowers Foods, Inc.	28	802
Freshpet, Inc. (a)	6	331
General Mills, Inc.	74	6,231
Grocery Outlet Holding Corp. (a)	7	211
Herbalife Nutrition Ltd. (a)	12	183
Hormel Foods Corporation	33	1,521
Hostess Brands, Inc. - Class A (a)	13	295
Ingredion Incorporated	7	684
Inter Parfums, Inc.	2	202
J & J Snack Foods Corp.	2	369
Kellogg Company	32	2,250
Keurig Dr Pepper Inc.	104	3,699
Kimberly-Clark Corporation	42	5,711
Kraft Foods Group, Inc.	98	4,004
Lamb Weston Holdings, Inc.	17	1,508
Lancaster Colony Corporation	3	538
McCormick & Company, Incorporated	32	2,655
Molson Coors Beverage Company - Class B	25	1,290
Mondelez International, Inc. - Class A	169	11,292
Monster Beverage 1990 Corporation (a)	48	4,882
National Beverage Corp. (a)	4	175
Nu Skin Enterprises, Inc. - Class A	6	247
Olaplex Holdings, Inc. (a)	7	38
PepsiCo, Inc.	171	30,861
Performance Food Group Company (a)	19	1,130
Philip Morris International Inc.	192	19,428
Pilgrim's Pride Corporation (a)	8	187
Post Holdings, Inc. (a) (b)	5	479
PriceSmart, Inc.	4	229
Reynolds Consumer Products Inc.	9	268
Seaboard Corporation	—	155
Spectrum Brands Holdings, Inc.	5	297
Sprouts Farmers Market, Inc. (a)	13	410
Sysco Corporation	63	4,836
The Boston Beer Company, Inc. - Class A (a)	1	469
The Clorox Company	16	2,232
The Coca-Cola Company	483	30,754
The Estee Lauder Companies Inc. - Class A	28	7,050
The Hershey Company	18	4,263
The J. M. Smucker Company	13	2,028
The Kroger Co.	83	3,697
The Procter & Gamble Company	293	44,366
The Simply Good Foods Company (a)	6	215
Treehouse Foods, Inc. (a)	5	259
Tyson Foods, Inc. - Class A	35	2,192
United Natural Foods, Inc. (a)	8	301
US Foods Holding Corp. (a)	22	753
Walgreens Boots Alliance, Inc.	93	3,463
Walmart Inc.	174	24,721
WD-40 Company	1	233
		304,951
Energy 5.1%
Antero Midstream Corporation	41	447
Antero Resources Corporation (a)	38	1,184
Apa Corp.	39	1,816
Arch Resources, Inc. - Class A	2	233
Baker Hughes Company - Class A	128	3,791
Cactus, Inc. - Class A	7	367
California Resources Corporation	6	263
Callon Petroleum Company (a) (b)	7	255
ChampionX Corporation	25	736
Cheniere Energy, Inc.	31	4,587
Chesapeake Energy Corporation (b)	11	1,032
Chevron Corporation	220	39,444
Chord Energy Corporation	6	781
Civitas Resources, Inc.	5	260
CNX Resources Corporation (a)	19	327
Comstock Resources, Inc.	12	169
ConocoPhillips	154	18,164
CONSOL Energy Inc.	3	219
Coterra Energy Inc.	98	2,409
CVR Energy, Inc.	6	184
Delek US Holdings, Inc.	9	237
Denbury Inc. (a)	7	600

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Devon Energy Corporation	82	5,071
Diamondback Energy, Inc.	21	2,905
DT Midstream, Inc.	12	684
Enviva, Inc.	4	197
EOG Resources, Inc.	72	9,371
EQT Corporation	46	1,573
Equitrans Midstream Corporation	59	396
Exxon Mobil Corporation	509	56,113
Halliburton Company	112	4,419
Helmerich & Payne, Inc.	15	737
Hess Corporation	35	4,931
HF Sinclair Corporation	19	1,007
Kinder Morgan, Inc.	243	4,397
Kosmos Energy Ltd. (a)	54	344
Liberty Energy Inc. - Class A	18	281
Magnolia Oil & Gas Corporation - Class A	20	467
Marathon Oil Corporation	77	2,071
Marathon Petroleum Corporation	58	6,738
Matador Resources Company	15	867
Murphy Oil Corporation	20	862
New Fortress Energy Inc. - Class A	6	254
NexTier Oilfield Solutions Inc. (a)	24	218
Northern Oil and Gas Incorporated	7	226
Nov Inc.	54	1,131
Occidental Petroleum Corporation	91	5,759
ONEOK, Inc.	55	3,607
Ovintiv Canada ULC	30	1,541
Patterson-UTI Energy, Inc.	30	507
PBF Energy Inc. - Class A	12	491
PDC Energy, Inc.	14	858
Peabody Energy Corporation (a)	13	343
Permian Resources Corporation - Class A	31	292
Phillips 66	59	6,168
Pioneer Natural Resources Company	29	6,706
Range Resources Corporation	28	699
Schlumberger Limited	175	9,365
SM Energy Company	17	607
Southwestern Energy Company (a)	144	842
Targa Resources Corp.	27	1,975
Texas Pacific Land Corporation	1	1,920
The Williams Companies, Inc.	147	4,820
Transocean Ltd. (a) (c)	81	368
Valaris Limited (a) (b)	9	593
Valero Energy Corporation	47	5,999
		236,225
Real Estate 3.2%
Agree Realty Corporation	10	741
Alexandria Real Estate Equities, Inc.	18	2,595
American Homes 4 Rent - Class A	40	1,203
American Tower Corporation	57	12,167
Americold Realty Trust	37	1,044
Apartment Income REIT Corp.	20	689
Apple Hospitality REIT, Inc.	31	491
AvalonBay Communities, Inc.	17	2,774
Boston Properties, Inc.	19	1,254
Brixmor Property Group Inc.	34	778
Broadstone Net Lease, Inc.	18	287
Camden Property Trust	14	1,578
CBRE Group, Inc. - Class A (a)	41	3,159
Corporate Office Properties Trust	15	379
Cousins Properties Incorporated	21	525
Crown Castle Inc.	53	7,213
Cubesmart, L.P.	28	1,143
Cushman & Wakefield PLC (a)	18	221
DiamondRock Alpharetta Tenant, LLC	28	230
Digital Realty Trust, Inc.	35	3,533
DigitalBridge Group, Inc. - Class A	17	183
Douglas Emmett, Inc.	13	202
EastGroup Properties, Inc.	6	831
EPR Properties	10	377
Equinix, Inc.	11	7,419
Equity Commonwealth	13	312
Equity Lifestyle Properties, Inc.	20	1,318
Equity Residential	41	2,391
Essential Properties Realty Trust, Inc.	16	383
Essex Property Trust, Inc.	9	1,802
eXp World Holdings, Inc. (b)	9	101
Extra Space Storage Inc.	16	2,417
Federal Realty Investment Trust	10	963
First Industrial Realty Trust, Inc.	14	663
Four Corners Property Trust, Inc.	12	320
Gaming and Leisure Properties, Inc.	32	1,657
Healthpeak Properties, Inc.	64	1,600
Highwoods Properties, Inc.	15	413
Host Hotels & Resorts, Inc.	82	1,318
Independence Realty Trust, Inc.	25	427
Innovative Industrial Properties, Inc.	3	347
Invitation Homes Inc.	71	2,112
Iron Mountain Incorporated	35	1,731
JBG Smith Properties	8	150
Jones Lang LaSalle Incorporated (a)	5	854
Kennedy-Wilson Holdings, Inc.	20	316
Kilroy Realty Corporation	13	502
Kimco Realty Corporation	76	1,602
Kite Realty Naperville, LLC	29	607
Lamar Advertising Company - Class A	10	904
Life Storage Inc.	11	1,109
LXP Industrial Trust	40	398
Medical Properties Trust, Inc.	64	718
Mid-America Apartment Communities, Inc.	14	2,182
National Health Investors, Inc.	4	183
National Retail Properties, Inc.	20	896
National Storage Affiliates Trust	11	381
Omega Healthcare Investors, Inc.	33	928
OUTFRONT Media Inc.	20	323
Park Hotels & Resorts Inc.	27	324
Pebblebrook Hotel Trust	18	245
Phillips Edison & Company, Inc. (b)	13	419
Physicians Realty Trust	30	441
PotlatchDeltic Corporation	9	380
ProLogis Inc.	114	12,896
Public Storage	20	5,539
Rayonier Inc.	20	648
Realty Income Corporation	75	4,765
Regency Centers Corporation	21	1,301
Rexford Industrial Realty, Inc.	20	1,115
RLJ III-EM Columbus Lessee, LLC	22	234
Ryman Hospitality Properties, Inc.	8	631
Sabra Health Care REIT, Inc.	31	386
Safehold Inc.	2	67
SBA Communications Corporation	14	3,792
Simon Property Group, Inc.	41	4,842
SITE Centers Corp.	24	325
SL Green Realty Corp. (b)	6	203
Spirit Realty Capital, Inc.	16	656
STAG Industrial, Inc.	22	716
Store Capital Corporation	34	1,099
Sun Communities, Inc.	15	2,148
Sunstone Hotel Investors, Inc.	30	293
Terreno Realty Corporation	10	557
The Howard Hughes Corporation (a)	4	273
The Macerich Company	30	340
The St. Joe Company	5	181
UDR, Inc.	39	1,503
Uniti Group Inc.	33	182
Ventas, Inc.	50	2,259
VICI Properties Inc.	122	3,949
Vornado Realty Trust	23	472
W.P. Carey Inc.	26	2,023
Welltower OP LLC	59	3,858
Wework Inc. - Class A (a) (b)	27	39
Weyerhaeuser Company	92	2,850
Xenia Hotels & Resorts, Inc.	16	216
Zillow Group, Inc. - Class A (a)	6	187
Zillow Group, Inc. - Class C (a)	19	602
		146,300
Utilities 3.1%
ALLETE, Inc.	8	546

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Alliant Energy Corporation	31	1,716
Ameren Corporation	31	2,788
American Electric Power Company, Inc.	63	5,978
American States Water Company	5	435
American Water Works Company, Inc.	22	3,410
Atmos Energy Corporation (b)	18	2,046
AVANGRID, Inc.	9	393
Avista Corporation	7	328
Black Hills Corporation	8	585
California Water Service Group	5	273
CenterPoint Energy, Inc.	82	2,470
Chesapeake Utilities Corporation	1	172
Clearway Energy, Inc. - Class A	5	156
Clearway Energy, Inc. - Class C	13	402
CMS Energy Corporation	37	2,374
Consolidated Edison, Inc.	43	4,141
Constellation Energy Group, Inc.	41	3,522
Dominion Energy, Inc.	102	6,251
DTE Energy Company	23	2,753
Duke Energy Corporation	95	9,777
Edison International	47	2,984
Entergy Corporation	26	2,895
Essential Utilities, Inc.	31	1,498
Evergy, Inc.	30	1,893
Eversource Energy	42	3,490
Exelon Corporation	120	5,188
FirstEnergy Corp.	69	2,903
Hawaiian Electric Industries, Inc.	15	622
IDACORP, Inc.	7	746
MGE Energy, Inc.	3	179
National Fuel Gas Company	13	813
New Jersey Resources Corporation	11	546
NextEra Energy, Inc.	243	20,340
NiSource Inc.	55	1,495
NorthWestern Corporation	8	494
NRG Energy, Inc.	28	879
OGE Energy Corp.	25	987
One Gas, Inc.	6	422
Ormat Technologies, Inc. (b)	4	339
Otter Tail Corporation	3	167
PG&E Corporation (a)	197	3,199
Pinnacle West Capital Corporation	15	1,151
PNM Resources, Inc.	11	561
Portland General Electric Company	13	617
PPL Corporation	93	2,712
Public Service Enterprise Group Incorporated	62	3,775
Sempra Energy	39	6,062
SJW Group	3	244
South Jersey Industries, Inc.	16	581
Southwest Gas Holdings, Inc.	6	385
Spire Inc.	5	310
Sunnova Energy International Inc. (a)	10	184
The AES Corporation	86	2,475
The Southern Company	131	9,376
UGI Corporation	29	1,075
Vistra Corp.	46	1,069
WEC Energy Group Inc.	39	3,685
Xcel Energy Inc.	68	4,753
		141,610
Materials 3.0%
Air Products and Chemicals, Inc.	27	8,395
Albemarle Corporation	14	3,071
Alcoa Corporation	21	939
Alpha Metallurgical Resources, Inc.	2	299
Amcor Pty Ltd	181	2,153
AptarGroup, Inc.	8	899
Arconic Corporation (a)	16	337
Ashland Global Holdings Inc.	5	571
ATI Inc. (a)	16	481
Avery Dennison Corporation	10	1,893
Avient Corporation	13	432
Axalta Coating Systems Ltd. (a)	30	761
Balchem Corporation	4	539
Ball Corporation	40	2,020
Berry Global Group, Inc.	14	842
Cabot Corporation	5	341
Celanese Corporation - Class A	12	1,265
CF Industries Holdings, Inc.	23	1,976
Cleveland-Cliffs Inc. (a)	65	1,044
Commercial Metals Company	16	781
Corteva, Inc.	89	5,248
Crown Holdings, Inc.	14	1,186
Dow Inc.	84	4,255
DuPont de Nemours, Inc.	62	4,260
Eagle Materials Inc.	5	646
Eastman Chemical Company	14	1,169
Ecolab Inc.	31	4,536
Element Solutions Inc.	31	556
FMC Corporation	15	1,866
Freeport-McMoRan Inc.	177	6,716
Ginkgo Bioworks Holdings, Inc. - Class A (a) (b)	135	228
Graphic Packaging Holding Company	40	890
Greif, Inc. - Class A	4	291
H.B. Fuller Company	6	429
Hecla Mining Company	81	448
Huntsman Corporation	27	731
Ingevity Corporation (a)	3	221
Innospec Inc.	4	411
International Flavors & Fragrances Inc.	31	3,286
International Paper Company	44	1,540
Legacy Vulcan Corp.	16	2,825
Linde Public Limited Company	61	19,892
Livent Corporation (a)	21	411
Louisiana-Pacific Corporation	9	528
LyondellBasell Industries N.V. - Class A	31	2,603
Martin Marietta Materials, Inc.	8	2,589
Minerals Technologies Inc.	4	224
MOS Holdings Inc.	43	1,876
MP Materials Corp. - Class A (a)	10	231
NewMarket Corporation	1	272
Newmont Corporation	96	4,508
Nucor Corporation	32	4,224
O-I Glass, Inc. (a)	14	239
Olin Corporation	15	812
Packaging Corporation of America	11	1,459
PPG Industries, Inc.	29	3,688
Quaker Chemical Corporation	2	354
Reliance Steel & Aluminum Co.	7	1,396
Royal Gold, Inc.	9	974
RPM International Inc.	15	1,475
Sealed Air Corporation	19	950
Sensient Technologies Corporation	6	414
Silgan Holdings Inc.	10	517
Sonoco Products Company	10	617
Southern Copper Corporation	12	716
Steel Dynamics, Inc.	19	1,817
Stepan Company	4	375
Summit Materials, Inc. - Class A (a)	16	443
Sylvamo Corporation	4	205
The Chemours Company	18	549
The Scotts Miracle-Gro Company	6	288
The Sherwin-Williams Company	29	6,983
Tronox Holdings PLC	16	214
United States Steel Corporation (b)	28	695
Valvoline, Inc.	25	808
Westlake Corporation	4	454
WestRock Company	29	1,033
Worthington Industries, Inc.	6	280
		135,890
Total Common Stocks (cost $5,120,876)		4,560,817
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.4%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	17,579	17,579

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (e)	4,805	4,805
Total Short Term Investments (cost $22,384)		22,384
Total Investments 100.1% (cost $5,143,260)		4,583,201
Other Derivative Instruments (0.0)%		(100)
Other Assets and Liabilities, Net (0.1)%		(2,200)
Total Net Assets 100.0%		4,580,901

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon U.S. Stock Market Index Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Asset Management, Inc.	—	3,023	170	83	6	628	3,487	0.1
Apollo Global Management, Inc.	2,194	—	1,613	—	—	(581)	—	—
Apollo Medical Holdings, Inc.	405	—	—	—	—	(242)	163	—
Athene Holding Ltd - Class A	1,536	—	1,066	—	—	(470)	—	—
Jackson Financial Inc. - Class A	230	247	241	18	(11)	(62)	163	—
The Bank of New York Mellon Corporation	6,104	—	703	140	(4)	(1,280)	4,117	0.1
	10,469	3,270	3,793	241	(9)	(2,007)	7,930	0.2

Effective January 1, 2022, Athene Holding Ltd – Class A merged with Apollo Global Management, Inc. to form Apollo Asset Management, Inc. in a tax-free reorganization.  Sales Proceeds includes the cost basis of $1,066 and $1,613 of Athene Holding Ltd – Class A and Apollo Global Management, Inc. shares, respectively, that were exchanged for shares of Apollo Asset Management Inc. that are included in Purchases.

JNL/Mellon U.S. Stock Market Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	04/24/21	5,325	4,535	0.1
Transocean Ltd.	06/17/22	284	368	—
		5,609	4,903	0.1

JNL/Mellon U.S. Stock Market Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 Index	30	March 2023	2,682	(13)	(25)
S&P 500 Index	113	March 2023	22,064	(87)	(250)
				(100)	(275)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon U.S. Stock Market Index Fund
Assets - Securities
Common Stocks	4,560,817	—	—	4,560,817
Short Term Investments	22,384	—	—	22,384
	4,583,201	—	—	4,583,201
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(275)	—	—	(275)
	(275)	—	—	(275)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon Utilities Sector Fund
COMMON STOCKS 99.1%
Utilities 98.9%
ALLETE, Inc.	33	2,112
Alliant Energy Corporation	144	7,958
Ameren Corporation	148	13,191
American Electric Power Company, Inc.	295	27,998
American States Water Company	21	1,974
American Water Works Company, Inc.	104	15,904
Atmos Energy Corporation	80	8,999
AVANGRID, Inc.	40	1,713
Avista Corporation	43	1,883
Black Hills Corporation	37	2,622
California Water Service Group	32	1,907
CenterPoint Energy, Inc.	361	10,834
Chesapeake Utilities Corporation	10	1,201
Clearway Energy, Inc. - Class A	20	594
Clearway Energy, Inc. - Class C	47	1,501
CMS Energy Corporation	167	10,548
Consolidated Edison, Inc.	204	19,408
Constellation Energy Group, Inc.	188	16,178
Dominion Energy, Inc.	478	29,321
DTE Energy Company	111	13,067
Duke Energy Corporation	442	45,511
Edison International	219	13,941
Entergy Corporation	117	13,136
Essential Utilities, Inc.	137	6,545
Evergy, Inc.	132	8,292
Eversource Energy	200	16,757
Exelon Corporation	570	24,652
FirstEnergy Corp.	312	13,072
Hawaiian Electric Industries, Inc.	63	2,624
IDACORP, Inc.	29	3,123
MGE Energy, Inc.	21	1,463
Montauk Renewables, Inc. (a)	36	395
New Jersey Resources Corporation	55	2,735
NextEra Energy, Inc.	1,140	95,330
NiSource Inc.	233	6,398
NorthWestern Corporation	33	1,964
NRG Energy, Inc.	132	4,202
OGE Energy Corp.	115	4,555
One Gas, Inc.	31	2,348
Ormat Technologies, Inc.	28	2,419
Otter Tail Corporation	24	1,406
PG&E Corporation (a)	924	15,023
Pinnacle West Capital Corporation	65	4,949
PNM Resources, Inc.	49	2,399
Portland General Electric Company	51	2,506
PPL Corporation	423	12,346
Public Service Enterprise Group Incorporated	286	17,543
Sempra Energy	181	27,875
SJW Group	15	1,242
South Jersey Industries, Inc.	70	2,492
Southwest Gas Holdings, Inc.	35	2,187
Spire Inc.	30	2,070
The AES Corporation	383	11,024
The Southern Company	625	44,612
UGI Corporation	120	4,450
Vistra Corp.	214	4,971
WEC Energy Group Inc.	181	16,971
Xcel Energy Inc.	314	22,017
		654,458
Energy 0.2%
New Fortress Energy Inc. - Class A	28	1,167
Total Common Stocks (cost $645,792)		655,625
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (c)	3,485	3,485
Total Short Term Investments (cost $3,485)		3,485
Total Investments 99.6% (cost $649,277)		659,110
Other Derivative Instruments (0.0)%		(53)
Other Assets and Liabilities, Net 0.4%		2,837
Total Net Assets 100.0%		661,894

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon Utilities Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Utilities Select Sector Index	66	March 2023	4,742	(53)	(15)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Utilities Sector Fund
Assets - Securities
Common Stocks	655,625	—	—	655,625
Short Term Investments	3,485	—	—	3,485
	659,110	—	—	659,110
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(15)	—	—	(15)
	(15)	—	—	(15)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Mellon World Index Fund
COMMON STOCKS 97.0%
United States of America 63.9%
3M Company	4	463
Abbott Laboratories	12	1,331
AbbVie Inc.	12	1,965
Activision Blizzard, Inc.	5	372
Adobe Inc. (a)	3	1,090
Advance Auto Parts, Inc.	—	62
Advanced Micro Devices, Inc. (a)	11	717
AFLAC Incorporated	4	284
Agilent Technologies, Inc.	2	304
Agilon Health Management, Inc. (a)	1	23
Air Products and Chemicals, Inc.	2	462
Airbnb, Inc. - Class A (a)	3	236
Akamai Technologies, Inc. (a)	1	90
Albemarle Corporation	1	172
Albertsons Companies, Inc. - Class A	1	24
Alexandria Real Estate Equities, Inc.	1	166
Align Technology, Inc. (a)	—	104
Allegion Public Limited Company	1	61
Alliant Energy Corporation	2	94
Ally Financial Inc.	2	60
Alnylam Pharmaceuticals, Inc. (a)	1	194
Alphabet Inc. - Class A (a)	41	3,638
Alphabet Inc. - Class C (a)	37	3,240
Altria Group, Inc.	12	564
Amazon.com, Inc. (a)	61	5,146
Ameren Corporation	2	159
American Electric Power Company, Inc.	4	341
American Express Company	4	615
American Financial Group, Inc.	—	60
American International Group, Inc.	5	331
American Tower Corporation	3	676
American Water Works Company, Inc.	1	186
Ameriprise Financial, Inc.	1	240
AmerisourceBergen Corporation	1	187
AMETEK, Inc.	2	216
Amgen Inc.	4	960
Amphenol Corporation - Class A	4	312
Analog Devices, Inc.	4	589
Annaly Capital Management, Inc.	3	62
ANSYS, Inc. (a)	1	141
Apa Corp.	2	88
Apollo Asset Management, Inc. (b)	3	201
Apple Inc.	103	13,403
Applied Materials, Inc.	6	591
Aptiv PLC (a)	2	171
Aramark	2	76
Archer-Daniels-Midland Company	4	353
Arista Networks, Inc. (a)	2	211
Arthur J. Gallagher & Co.	1	270
AT&T Inc.	49	905
Atmos Energy Corporation	1	116
Autodesk, Inc. (a)	1	279
Automatic Data Processing, Inc.	3	684
AutoZone, Inc. (a)	—	335
AvalonBay Communities, Inc.	1	156
AVANGRID, Inc.	—	16
Avantor, Inc. (a)	4	91
Avery Dennison Corporation	1	102
Baker Hughes Company - Class A	7	206
Ball Corporation	2	113
Bank of America Corporation	48	1,592
Bath & Body Works, Inc.	2	71
Baxter International Inc.	3	176
Becton, Dickinson and Company	2	494
Bentley Systems, Incorporated - Class B	1	44
Berkshire Hathaway Inc. - Class B (a)	12	3,834
Best Buy Co., Inc.	1	115
Bill.Com Holdings Inc. (a)	1	67
Biogen Inc. (a)	1	279
BioMarin Pharmaceutical Inc. (a)	1	131
Bio-Rad Laboratories, Inc. - Class A (a)	—	59
Bio-Techne Corporation	1	82
BlackRock, Inc.	1	735
Blackstone Inc. - Class A	5	354
Block, Inc. - Class A (a)	4	232
Booking Holdings Inc. (a)	—	558
Booz Allen Hamilton Holding Corporation - Class A	1	94
BorgWarner Inc.	2	65
Boston Properties, Inc.	1	63
Boston Scientific Corporation (a)	10	458
Bristol-Myers Squibb Company	15	1,061
Broadcom Inc.	3	1,553
Broadridge Financial Solutions, Inc.	1	105
Brookfield Renewable Corporation - Class A	1	21
Brown & Brown, Inc.	2	90
Brown-Forman Corporation - Class A	—	25
Brown-Forman Corporation - Class B	1	83
Bunge Limited	1	98
Burlington Stores, Inc. (a)	—	93
C.H. Robinson Worldwide, Inc.	1	85
Cadence Design Systems, Inc. (a)	2	299
Caesars Entertainment, Inc. (a)	1	58
Camden Property Trust	1	85
Campbell Soup Company	1	83
Capital One Financial Corporation	3	248
Cardinal Health, Inc.	2	139
CarMax, Inc. (a)	1	69
Carrier Global Corporation	6	239
Catalent, Inc. (a)	1	55
Caterpillar Inc.	4	856
CBRE Group, Inc. - Class A (a)	2	172
CDW Corp.	1	172
Celanese Corporation - Class A	1	80
Centene Corporation (a)	4	326
CenterPoint Energy, Inc.	4	128
Ceridian HCM Holding Inc. (a)	1	72
CF Industries Holdings, Inc.	1	123
Charles River Laboratories International, Inc. (a)	—	70
Charter Communications, Inc. - Class A (a)	1	250
Cheniere Energy, Inc.	2	258
Chevron Corporation	12	2,191
Chipotle Mexican Grill, Inc. (a)	—	266
Chubb Limited	3	636
Church & Dwight Co., Inc.	2	132
Cigna Corporation	2	699
Cincinnati Financial Corporation	1	106
Cintas Corporation	1	266
Cisco Systems, Inc.	28	1,357
Citigroup Inc.	13	607
Citizens Financial Group, Inc.	3	134
Cloudflare, Inc. - Class A (a)	2	83
CME Group Inc. - Class A	2	419
CMS Energy Corporation	2	124
Cognex Corporation	1	57
Cognizant Technology Solutions Corporation - Class A	4	203
Coinbase Global, Inc. - Class A (a) (c)	1	39
Colgate-Palmolive Company	6	449
Comcast Corporation - Class A	30	1,038
Comerica Incorporated	1	63
Conagra Brands, Inc.	3	128
ConocoPhillips	9	1,025
Consolidated Edison, Inc.	2	237
Constellation Brands, Inc. - Class A	1	258
Constellation Energy Group, Inc.	2	199
Copart, Inc. (a)	3	176
Corebridge Financial, Inc.	1	18
Corning Incorporated	5	160
Corteva, Inc.	5	297
CoStar Group, Inc. (a)	3	209
Costco Wholesale Corporation	3	1,391
Coterra Energy Inc.	5	135
CrowdStrike Holdings, Inc. - Class A (a)	1	157
Crown Castle Inc.	3	396
Crown Holdings, Inc.	1	70
CSX Corporation	15	460

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Cummins Inc.	1	236
CVS Health Corporation	9	841
D.R. Horton, Inc.	2	202
Danaher Corporation	5	1,195
Darden Restaurants, Inc.	1	125
Datadog, Inc. - Class A (a)	2	126
DaVita Inc. (a)	—	36
Deere & Company	2	814
Dell Technologies Inc. - Class C	2	74
Delta Air Lines, Inc. (a)	4	142
Dentsply Sirona Inc.	2	48
Devon Energy Corporation	5	277
DexCom, Inc. (a)	3	314
Diamondback Energy, Inc.	1	172
Digital Realty Trust, Inc.	2	201
Discover Financial Services	2	184
DocuSign, Inc. (a)	1	74
Dollar General Corporation	2	386
Dollar Tree, Inc. (a)	2	217
Dominion Energy, Inc.	6	351
Domino's Pizza, Inc.	—	86
Doordash, Inc. - Class A (a)	2	92
Dover Corporation	1	130
Dow Inc.	5	251
DTE Energy Company	1	155
Duke Energy Corporation	5	558
DuPont de Nemours, Inc.	3	234
DXC Technology Company (a)	2	46
Dynatrace, Inc. (a)	1	49
East West Bancorp, Inc.	1	63
Eastman Chemical Company	1	76
Eaton Corporation Public Limited Company	3	423
eBay Inc.	4	160
Ecolab Inc.	2	246
Edison International	3	165
Edwards Lifesciences Corporation (a)	4	315
Elanco Animal Health Incorporated (a)	3	40
Electronic Arts Inc.	2	219
Elevance Health, Inc.	2	843
Eli Lilly and Company	5	1,984
Emerson Electric Co.	4	388
Emersub CX, Inc. (a)	—	40
Enphase Energy, Inc. (a)	1	249
Entegris, Inc.	1	67
Entergy Corporation	1	159
EOG Resources, Inc.	4	522
EPAM Systems, Inc. (a)	—	126
EQT Corporation	2	82
Equifax Inc.	1	161
Equinix, Inc.	1	415
Equitable Holdings, Inc.	2	71
Equity Lifestyle Properties, Inc.	1	77
Equity Residential	2	138
Essex Property Trust, Inc.	—	94
ETSY, Inc. (a)	1	97
Evergy, Inc.	2	101
Eversource Energy	2	194
Exact Sciences Corporation (a)	1	57
Exelon Corporation	7	300
Expedia Group, Inc. (a)	1	89
Expeditors International of Washington, Inc.	1	124
Extra Space Storage Inc.	1	135
Exxon Mobil Corporation	28	3,116
F5, Inc. (a)	—	60
FactSet Research Systems Inc.	—	103
Fastenal Company	4	181
Federal Realty Investment Trust	—	48
FedEx Corporation	2	282
Fidelity National Financial, Inc. - Class A	2	72
Fidelity National Information Services, Inc.	4	282
Fifth Third Bancorp	5	158
First Republic Bank	1	148
First Solar, Inc. (a)	1	102
FirstEnergy Corp.	4	158
Fiserv, Inc. (a)	4	445
FleetCor Technologies, Inc. (a)	1	103
FMC Corporation	1	110
Ford Motor Company	28	320
Fortinet, Inc. (a)	5	221
Fortive Corporation	2	148
Fortune Brands Innovations, Inc.	1	51
Fox Corporation - Class A	2	72
Fox Corporation - Class B	1	30
Franklin Resources, Inc.	2	49
Freeport-McMoRan Inc.	10	374
Gartner, Inc. (a)	1	190
Gen Digital Inc.	4	86
Generac Holdings Inc. (a)	—	42
General Dynamics Corporation	2	387
General Electric Company	7	623
General Mills, Inc.	4	342
General Motors Company	10	331
Genuine Parts Company	1	167
Gilead Sciences, Inc.	9	745
Global Payments Inc.	2	194
Globe Life Inc.	1	78
GoDaddy Inc. - Class A (a)	1	88
Halliburton Company	6	234
Hasbro, Inc.	1	56
HCA Healthcare, Inc.	2	366
Healthpeak Properties, Inc.	4	92
HEICO Corporation	—	43
HEICO Corporation - Class A	1	60
Henry Schein, Inc. (a)	1	78
Hess Corporation	2	263
Hewlett Packard Enterprise Company	9	145
Hilton Worldwide Holdings Inc.	2	238
Hologic, Inc. (a)	2	127
Honeywell International Inc.	5	995
Horizon Therapeutics Public Limited Company (a)	2	175
Hormel Foods Corporation	2	83
Host Hotels & Resorts, Inc.	5	76
Howmet Aerospace Inc.	3	106
HP, Inc.	6	162
Hubbell Incorporated	—	86
HubSpot, Inc. (a)	—	88
Humana Inc.	1	446
Huntington Bancshares Incorporated	9	134
Huntington Ingalls Industries, Inc.	—	59
IDEX Corporation	1	118
IDEXX Laboratories, Inc. (a)	1	234
Illinois Tool Works Inc.	2	426
Illumina, Inc. (a)	1	214
Incyte Corporation (a)	1	104
Ingersoll Rand Inc.	3	149
Insulet Corporation (a)	—	133
Intel Corporation	28	747
Intercontinental Exchange, Inc.	4	393
International Business Machines Corporation	6	875
International Flavors & Fragrances Inc.	2	178
International Paper Company	3	92
Intuit Inc.	2	757
Intuitive Surgical, Inc. (a)	2	642
Invesco Ltd.	3	57
Invitation Homes Inc.	4	117
IQVIA Holdings Inc (a)	1	263
Iron Mountain Incorporated	2	98
J. B. Hunt Transport Services, Inc.	1	102
Jack Henry & Associates, Inc.	1	90
Jacobs Solutions Inc.	1	111
Jazz Pharmaceuticals Public Limited Company (a)	—	69
Jefferies Financial Group Inc.	1	47
Johnson & Johnson	18	3,194
Johnson Controls International Public Limited Company	5	304
JPMorgan Chase & Co.	20	2,704
Juniper Networks, Inc.	2	67
K.K.R. Co., Inc. - Class A	4	182
Kellogg Company	2	125
Keurig Dr Pepper Inc.	6	208

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
KeyCorp	6	103
Keysight Technologies, Inc. (a)	1	212
Kimberly-Clark Corporation	2	309
Kimco Realty Corporation	4	83
Kinder Morgan, Inc.	13	240
KLA Corporation	1	366
Kraft Foods Group, Inc.	5	220
L3Harris Technologies, Inc.	1	277
Laboratory Corporation of America Holdings	1	155
Lam Research Corporation	1	391
Lamb Weston Holdings, Inc.	1	94
Las Vegas Sands Corp. (a)	2	108
Lear Corporation	—	46
Legacy Vulcan Corp.	1	156
Leidos Holdings, Inc.	1	99
Lennar Corporation - Class A	2	160
Lennar Corporation - Class B	—	8
Lennox International Inc.	—	58
Liberty Broadband Corporation - Series A (a)	—	12
Liberty Broadband Corporation - Series C (a)	1	75
Liberty Media Corporation - Series A (a)	1	26
Liberty Media Corporation - Series C (a)	1	42
Lincoln National Corporation	1	35
Live Nation Entertainment, Inc. (a)	1	62
LKQ Corporation	2	102
Lockheed Martin Corporation	2	778
Loews Corporation	1	80
Lowe`s Companies, Inc.	4	847
LPL Financial Holdings Inc.	1	115
Lucid Group, Inc. (a) (c)	4	25
Lululemon Athletica Canada Inc. (a)	1	255
Lumen Technologies Inc.	6	31
LyondellBasell Industries N.V. - Class A	2	146
M&T Bank Corporation	1	175
Marathon Oil Corporation	5	128
Marathon Petroleum Corporation	3	392
Markel Corporation (a)	—	123
MarketAxess Holdings Inc.	—	74
Marriott International, Inc. - Class A	2	284
Marsh & Mclennan Companies, Inc.	3	567
Martin Marietta Materials, Inc.	—	140
Marvell Technology, Inc.	6	221
Masco Corporation	2	77
MasterCard Incorporated - Class A	6	2,031
Match Group, Inc. (a)	2	76
McCormick & Company, Incorporated	2	144
McDonald's Corporation	5	1,333
McKesson Corporation	1	370
Merck & Co., Inc.	17	1,933
Meta Platforms, Inc. - Class A (a)	16	1,867
MetLife, Inc.	4	313
Mettler-Toledo International Inc. (a)	—	231
MGM Resorts International	3	85
Microchip Technology Incorporated	4	258
Micron Technology, Inc.	8	378
Microsoft Corporation	51	12,336
Mid-America Apartment Communities, Inc.	1	120
Moderna, Inc. (a)	2	425
Molina Healthcare, Inc. (a)	—	134
Molson Coors Beverage Company - Class B	1	64
Mondelez International, Inc. - Class A	9	626
MongoDB, Inc. - Class A (a)	—	87
Monolithic Power Systems, Inc.	—	100
Monster Beverage 1990 Corporation (a)	3	272
Moody's Corporation	1	306
Morgan Stanley	9	783
MOS Holdings Inc.	3	110
Motorola Solutions, Inc.	1	295
MSCI Inc. - Class A	1	257
Nasdaq, Inc.	2	139
NetApp, Inc.	2	92
Netflix, Inc. (a)	3	903
Neurocrine Biosciences, Inc. (a)	1	71
Newmont Corporation	5	258
News Corporation - Class A	3	52
News Corporation - Class B	1	15
NextEra Energy, Inc.	14	1,154
NIKE, Inc. - Class B	9	1,011
NiSource Inc.	3	73
Norfolk Southern Corporation	2	400
Northern Trust Corporation	1	126
Northrop Grumman Corporation	1	542
Novocure Limited (a)	1	40
NRG Energy, Inc.	2	54
Nucor Corporation	2	239
NVIDIA Corporation	17	2,516
NVR, Inc. (a)	—	106
Occidental Petroleum Corporation	5	322
Okta, Inc. - Class A (a)	1	67
Old Dominion Freight Line, Inc.	1	179
Omnicom Group Inc.	1	114
On Semiconductor Corporation (a)	3	189
ONEOK, Inc.	3	202
Oracle Corporation	11	867
O'Reilly Automotive, Inc. (a)	—	370
Otis Worldwide Corporation	3	217
Owens Corning	1	62
PACCAR Inc	2	232
Packaging Corporation of America	1	74
Palantir Technologies Inc. - Class A (a)	12	79
Palo Alto Networks, Inc. (a)	2	280
Paramount Global - Class B	4	66
Parker-Hannifin Corporation	1	257
Paychex, Inc.	2	261
Paycom Software, Inc. (a)	—	104
Paylocity Holding Corporation (a)	—	50
PayPal Holdings, Inc. (a)	8	570
Pentair Public Limited Company	1	52
PepsiCo, Inc.	9	1,714
PerkinElmer, Inc.	1	120
Pfizer Inc.	39	1,977
PG&E Corporation (a)	11	172
Philip Morris International Inc.	11	1,079
Phillips 66	3	340
Pinnacle West Capital Corporation	1	62
Pinterest, Inc. - Class A (a)	4	90
Pioneer Natural Resources Company	2	374
Plug Power Inc. (a) (c)	3	43
Pool Corporation	—	78
PPG Industries, Inc.	2	204
PPL Corporation	5	148
Principal Financial Group, Inc.	1	123
ProLogis Inc.	6	709
Prudential Financial, Inc.	2	248
PTC Inc. (a)	1	90
Public Service Enterprise Group Incorporated	3	206
Public Storage	1	306
PulteGroup, Inc.	2	69
Qiagen N.V. (a)	2	82
Qorvo, Inc. (a)	1	68
Qualcomm Incorporated	8	851
Quanta Services, Inc.	1	133
Quest Diagnostics Incorporated	1	134
Raymond James Financial, Inc.	1	137
Raytheon Technologies Corporation	10	1,019
Realty Income Corporation	5	294
Regency Centers Corporation	1	68
Regeneron Pharmaceuticals, Inc. (a)	1	533
Regions Financial Corporation	7	145
Reinsurance Group of America, Incorporated	—	70
Republic Services, Inc.	1	185
ResMed Inc.	1	204
Rivian Automotive, Inc. - Class A (a)	4	71
Roblox Corporation - Class A (a)	3	72
Rockwell Automation, Inc.	1	200
Roku Inc. - Class A (a)	1	32
Rollins, Inc.	2	59
Roper Technologies, Inc.	1	308
Ross Stores, Inc.	2	281
Royal Caribbean Cruises Ltd.	1	74

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Royalty Pharma PLC - Class A	2	95
S&P Global Inc.	2	783
Salesforce, Inc. (a)	7	903
SBA Communications Corporation	1	209
Schlumberger Limited	10	525
Seagen Inc. (a)	1	125
Sealed Air Corporation	1	53
SEI Investments Company	1	43
Sempra Energy	2	334
Sensata Technologies Holding PLC	1	44
ServiceNow, Inc. (a)	1	539
Signature Bank	—	46
Simon Property Group, Inc.	2	263
Sirius XM Holdings Inc. (c)	7	42
Skyworks Solutions, Inc.	1	102
Snap Inc. - Class A (a)	7	66
Snap-on Incorporated	—	84
Snowflake Inc. - Class A (a)	2	283
SolarEdge Technologies Ltd. (a)	—	110
Southern Copper Corporation	1	36
Southwest Airlines Co.	4	135
Splunk Inc. (a)	1	94
SS&C Technologies Holdings, Inc.	1	76
Stanley Black & Decker, Inc.	1	83
Starbucks Corporation	8	783
State Street Corporation	2	192
Steel Dynamics, Inc.	1	106
Steris Limited	1	127
Stryker Corporation	2	571
Sun Communities, Inc.	1	126
SVB Financial Group (a)	—	92
Synchrony Financial	3	93
Synopsys, Inc. (a)	1	333
Sysco Corporation	3	266
T. Rowe Price Group, Inc.	2	169
Take-Two Interactive Software, Inc. (a)	1	117
Tapestry, Inc.	2	72
Targa Resources Corp.	1	109
Target Corporation	3	468
Teledyne Technologies Incorporated (a)	—	131
Teleflex Incorporated	—	78
Teradyne, Inc.	1	93
Tesla Inc. (a)	19	2,282
Texas Instruments Incorporated	6	1,033
Texas Pacific Land Corporation	—	98
Textron Inc.	2	107
The AES Corporation	4	126
The Allstate Corporation	2	258
The Bank of New York Mellon Corporation (b)	5	228
The Boeing Company (a)	4	730
The Carlyle Group, Inc.	2	46
The Charles Schwab Corporation	10	870
The Clorox Company	1	117
The Coca-Cola Company	27	1,702
The Cooper Companies, Inc.	—	111
The Estee Lauder Companies Inc. - Class A	2	389
The Goldman Sachs Group, Inc.	2	809
The Hartford Financial Services Group, Inc.	2	178
The Hershey Company	1	228
The Home Depot, Inc.	7	2,232
The Interpublic Group of Companies, Inc.	3	85
The J. M. Smucker Company	1	119
The Kroger Co.	4	199
The PNC Financial Services Group, Inc.	3	415
The Procter & Gamble Company	16	2,490
The Progressive Corporation	4	513
The Sherwin-Williams Company	2	383
The Southern Company	8	544
The TJX Companies, Inc.	8	643
The Trade Desk, Inc. - Class A (a)	3	139
The Travelers Companies, Inc.	2	306
The Walt Disney Company (a)	13	1,089
The Williams Companies, Inc.	9	281
Thermo Fisher Scientific Inc.	3	1,499
T-Mobile USA, Inc. (a)	4	579
Tractor Supply Company	1	171
Trane Technologies Public Limited Company	2	259
TransDigm Group Incorporated	—	223
TransUnion	1	73
Trimble Inc. (a)	2	88
Truist Financial Corporation	9	389
Twilio Inc. - Class A (a)	1	67
Tyler Technologies, Inc. (a)	—	89
Tyson Foods, Inc. - Class A	2	128
U.S. Bancorp	9	412
Uber Technologies, Inc. (a)	14	339
UDR, Inc.	2	77
UGI Corporation	1	53
Ulta Beauty, Inc. (a)	—	179
Union Pacific Corporation	4	889
United Airlines Holdings, Inc. (a)	2	81
United Parcel Service, Inc. - Class B	5	875
United Rentals, Inc. (a)	—	172
UnitedHealth Group Incorporated	6	3,410
Unity Software Inc. (a)	2	49
Universal Health Services, Inc. - Class B	1	76
V.F. Corporation	2	62
Vail Resorts, Inc.	—	68
Valero Energy Corporation	3	351
Veeva Systems Inc. - Class A (a)	1	152
Ventas, Inc.	3	127
VeriSign, Inc. (a)	1	140
Verisk Analytics, Inc.	1	196
Verizon Communications Inc.	29	1,138
Vertex Pharmaceuticals Incorporated (a)	2	511
Viatris Inc.	9	95
VICI Properties Inc.	7	218
Visa Inc. - Class A	11	2,336
Vistra Corp.	3	75
VMware, Inc. - Class A (a)	1	169
Voya Financial, Inc.	1	32
W. R. Berkley Corporation	1	106
W. W. Grainger, Inc.	—	167
W.P. Carey Inc.	1	109
Walgreens Boots Alliance, Inc.	5	187
Walmart Inc.	10	1,379
Waste Management, Inc.	3	409
Waters Corporation (a)	—	144
Watsco, Inc.	—	55
WEC Energy Group Inc.	2	203
Wells Fargo & Company	26	1,077
Welltower OP LLC	3	204
West Pharmaceutical Services, Inc.	1	119
Western Digital Corporation (a)	2	65
Westinghouse Air Brake Technologies Corporation	1	121
Westlake Corporation	—	24
WestRock Company	2	62
Weyerhaeuser Company	5	158
Whirlpool Corporation	—	58
Willis Towers Watson Public Limited Company	1	179
Workday, Inc. - Class A (a)	1	235
Wynn Resorts, Limited (a)	1	62
Xcel Energy Inc.	4	257
Xylem Inc.	1	136
Yum! Brands, Inc.	2	251
Zebra Technologies Corporation - Class A (a)	—	95
Zillow Group, Inc. - Class A (a)	—	8
Zillow Group, Inc. - Class C (a)	1	34
Zimmer Biomet Holdings, Inc.	1	185
Zions Bancorporation, National Association	1	55
Zoetis Inc. - Class A	3	469
Zoom Video Communications, Inc. - Class A (a)	2	108
ZoomInfo Technologies Inc. - Class A (a)	2	65
Zscaler, Inc. (a)	1	60
		226,492
Japan 6.8%
ABC-Mart, Inc.	—	17
ACOM Co., Ltd.	4	9
Advance Residence Investment Corp.	—	23
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Advantest Corporation	1	90
Aeon Co., Ltd.	6	125
AGC Inc. (c)	2	53
Aisin Corporation	1	34
Ajinomoto Co., Inc.	4	113
ANA Holdings Inc. (a)	1	21
Asahi Group Holdings, Ltd. (c)	4	115
Asahi Intecc Co., Ltd. (c)	2	28
Asahi Kasei Corporation	9	68
ASICS Corporation (c)	1	28
Astellas Pharma Inc.	13	196
Bandai Namco Holdings Inc.	2	94
Bridgestone Corporation (c)	4	149
Brother Industries, Ltd.	2	26
Canon Inc. (c)	7	151
Capcom Co., Ltd.	1	32
Central Japan Railway Company	1	172
Chubu Electric Power Co., Inc.	5	54
Chugai Pharmaceutical Co., Ltd.	4	112
Concordia Financial Group, Ltd.	7	28
COSMOS Pharmaceutical Corporation	—	10
CyberAgent, Inc.	3	25
Dai Nippon Printing Co., Ltd.	2	36
Daifuku Co., Ltd.	1	42
Dai-ichi Life Holdings, Inc.	8	172
Daiichi Sankyo Company, Ltd	13	434
Daikin Industries, Ltd.	2	304
Daito Trust Construction Co., Ltd.	1	51
Daiwa House Industry Co., Ltd	5	103
Daiwa House REIT Investment Corporation	—	33
Daiwa Securities Group Inc.	10	45
DENSO Corporation	4	172
DISCO Corporation	—	57
East Japan Railway Company	3	148
Eisai Co., Ltd.	2	132
ENEOS Holdings, Inc.	22	75
FANUC Corporation (c)	1	195
Fast Retailing Co., Ltd.	—	244
Fuji Electric Co., Ltd.	1	37
FUJIFILM Holdings Corporation	3	135
Fujitsu Limited	1	159
Fukuoka Financial Group, Inc.	1	25
GLP J-REIT	—	35
GMO Payment Gateway, Inc.	1	41
Hakuhodo DY Holdings Inc.	2	21
Hamamatsu Photonics K.K.	1	48
Hankyu Hanshin Holdings, Inc.	2	50
HASEKO Corporation	2	19
Hikari Tsushin,Inc.	—	14
Hirose Electric Co., Ltd.	—	27
Hitachi Construction Machinery Co., Ltd.	1	16
Hitachi, Ltd.	7	332
Honda Motor Co., Ltd.	12	264
Hoshizaki Corporation (c)	1	28
Hoya Corporation	3	240
Hulic Co., Ltd. (c)	3	27
IBIDEN Co., Ltd.	1	33
Idemitsu Kosan Co., Ltd.	2	40
Iida Group Holdings Co., Ltd.	1	20
Inpex Corporation (c)	8	80
Isuzu Motors Limited	4	46
ITOCHU Corporation	10	318
ITOCHU Techno-Solutions Corporation	1	14
Japan Airlines Co., Ltd. (a)	1	20
Japan Airport Terminal Co., Ltd. (a)	1	30
Japan Exchange Group, Inc.	4	52
Japan Metropolitan Fund Investment Corporation	—	38
Japan Post Bank Co., Ltd.	4	34
Japan Post Holdings Co., Ltd.	17	140
Japan Post Insurance Co., Ltd.	2	26
Japan Prime Realty Investment Corporation (c)	—	20
Japan Real Estate Investment Corporation	—	40
Japan Tobacco Inc. (c)	8	151
JFE Holdings, Inc.	4	45
JSR Corporation	2	29
Kajima Corporation	3	40
Kakaku.com, Inc.	1	16
Kansai Paint Co., Ltd	2	22
Kao Corporation (c)	3	128
Kawasaki Heavy Industries, Ltd.	1	26
KDDI Corporation (c)	11	332
Keio Corporation	1	33
Keisei Electric Railway Co., Ltd.	1	34
Keyence Corporation	1	545
Kikkoman Corporation	1	68
Kintetsu Group Holdings Co., Ltd.	1	43
Kirin Holdings Company, Ltd (c)	6	87
Kobayashi Pharmaceutical Co., Ltd.	—	27
Kobe Bussan Co., Ltd.	1	23
Koei Tecmo Holdings Co., Ltd.	1	14
Koito Manufacturing Co., Ltd.	2	27
Komatsu Ltd.	7	143
Konami Holdings Corporation	1	32
Kose Corporation	—	22
Kubota Corporation (c)	8	106
Kurita Water Industries Ltd.	1	29
KYOCERA Corporation	2	119
Kyowa Kirin Co., Ltd.	2	41
Kyushu Railway Company	1	24
Lasertec Co., Ltd. (c)	1	81
Lawson, Inc.	—	15
Lion Corporation (c)	2	23
LIXIL Corporation	2	29
M3, Inc. (c)	3	76
Makita Corporation	2	44
Marubeni Corporation	11	127
Marui Group Co.Ltd. (c)	2	25
Matsuki Yokokokara & Company Co., Ltd.	1	45
Mazda Motor Corporation	4	31
McDonald's Holdings Company (Japan), Ltd. (c)	1	19
Medipal Holdings Corporation	1	17
Meiji Holdings Co., Ltd.	1	51
Minebeamitsumi Inc.	3	40
MISUMI Group Inc.	2	43
Mitsubishi Chemical Group Corporation	10	50
Mitsubishi Corporation	10	329
Mitsubishi Electric Corporation	15	145
Mitsubishi Estate Co., Ltd.	9	124
Mitsubishi Gas Chemical Company, Inc.	1	19
Mitsubishi HC Capital Inc.	5	27
Mitsubishi Heavy Industries, Ltd.	2	87
Mitsubishi Motors Corporation (a)	5	17
Mitsubishi UFJ Financial Group Inc	88	595
Mitsui & Co., Ltd.	11	323
Mitsui Chemicals, Inc.	2	34
Mitsui Fudosan Co., Ltd.	7	120
Mitsui O.S.K. Lines, Ltd. (c)	2	60
Mizuho Bank, Ltd. (c)	2	47
Mizuho Financial Group, Inc.	17	242
MonotaRO Co., Ltd. (c)	2	25
MS&AD Insurance Group Holdings, Inc. (c)	3	102
Murata Manufacturing Co., Ltd.	5	243
Nagoya Railroad Co., Ltd.	1	23
Nec Corporation	2	63
NEXON Co., Ltd. (c)	3	74
NGK Insulators, Ltd.	2	24
NGK Spark Plug Co.Ltd.	1	24
Nidec Corporation	4	191
Nihon M&A Center Holdings Inc.	2	22
Nikon Corporation	2	21
Nintendo Co., Ltd.	8	335
Nippon Building Fund Inc. (c)	—	49
Nippon Express Co., Ltd. (c)	1	34
Nippon Paint Holdings Co., Ltd. (c)	7	56
Nippon Prologis REIT, Inc.	—	38
Nippon Sanso Holdings Corporation	1	17
Nippon Shinyaku Co., Ltd.	—	23
Nippon Steel Corporation	7	113
Nippon Telegraph and Telephone Corporation	8	231
Nippon Yusen Kabushiki Kaisha (c)	3	77

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Nissan Motor Co., Ltd.	16	50
Nisshin Seifun Group Inc.	2	25
Nissin Chemical Corporation	1	44
Nissin Food Holdings Co., Ltd.	1	40
Nitori Holdings Co., Ltd.	1	78
Nitto Denko Corporation	1	58
Nomura Holdings, Inc.	19	71
Nomura Real Estate Holdings, Inc.	1	15
Nomura Real Estate Master Fund, Inc.	—	38
Nomura Research Institute Ltd	3	79
Nsk Ltd.	3	15
NTT DATA Corporation	4	64
Obayashi Corporation	5	37
OBIC Co., Ltd.	—	59
Odakyu Electric Railway Co., Ltd.	2	31
Oji Holdings Corporation	7	28
Olympus Corporation	9	156
OMRON Corporation	1	68
Ono Pharmaceutical Co., Ltd.	3	79
Open House Group Co., Ltd.	1	18
Oracle Corporation Japan	—	13
Oriental Land Co., Ltd.	2	233
ORIX Corporation	9	136
ORIX JREIT Inc.	—	24
Osaka Gas Co., Ltd.	3	48
Otsuka Corporation (c)	1	25
Otsuka Holdings Co., Ltd. (c)	4	126
Pan Pacific International Holdings Corporation	4	67
Panasonic Holdings Corporation (c)	16	133
Persol Holdings Co., Ltd.	1	28
Rakuten Group, Inc. (c)	6	25
Recruit Holdings Co., Ltd.	12	380
Renesas Electronics Corporation (a)	11	100
Resona Holdings, Inc.	16	89
Ricoh Company, Ltd.	4	33
Rinnai Corporation	—	22
ROHM Co., Ltd.	1	43
Santen Pharmaceutical Co., Ltd.	3	20
SBI Holdings, Inc. (c)	2	34
SCSK Corporation	1	14
Secom Co., Ltd.	2	85
Sega Sammy Holdings, Inc.	1	17
Seibu Holdings Inc.	2	19
Seiko Epson Corporation.	2	35
Sekisui Chemical Co., Ltd.	3	43
Sekisui House, Ltd.	4	78
Seven & I Holdings Co., Ltd.	5	232
SG Holdings Co., Ltd.	3	47
Sharp Corporation (c)	2	11
Shimadzu Corporation	2	54
Shimano Inc.	1	94
Shimizu Corporation	5	28
Shin-Etsu Chemical Co., Ltd.	3	354
Shinsei Bank, Limited	1	15
Shionogi & Co., Ltd.	2	100
Shiseido Company, Limited (c)	3	132
Showa Denko K.K. (c)	1	15
SMC Corporation	1	210
Softbank Corp. (c)	20	225
SoftBank Group Corp	8	338
Sojitz Corporation	1	28
Sompo Holdings, Inc.	2	106
Sony Group Corporation	9	658
Square Enix Holdings Co., Ltd.	1	28
Stanley Electric Co., Ltd.	1	23
Subaru Corporation.	4	66
SUMCO Corporation (c)	2	29
Sumitomo Chemical Company, Limited	11	39
Sumitomo Corporation	8	138
Sumitomo Dainippon Pharma Co., Ltd.	2	11
Sumitomo Electric Industries, Ltd.	5	59
Sumitomo Metal Mining Co., Ltd.	2	67
Sumitomo Mitsui Financial Group, Inc.	10	398
Sumitomo Mitsui Trust Bank, Limited	3	87
Sumitomo Realty & Development Co., Ltd.	3	75
Suntory Beverage & Food Limited (c)	1	31
Suzuki Motor Corporation	3	106
Sysmex Corporation	1	67
T&D Holdings, lnc.	4	63
Taisei Corporation	2	48
Taisho Pharmaceutical Holdings Co., Ltd.	—	13
Takeda Pharmaceutical Co Ltd (c)	11	339
TDK Corporation	3	88
Terumo Corporation	5	153
The Bank of Kyoto, Ltd.	1	22
The Chiba Bank, Ltd.	5	37
The Kansai Electric Power Company, Incorporated	5	50
TIS Inc.	1	37
TOBU Railway Co., LTD.	1	33
Toho Co., Ltd.	1	39
Tokio Marine Holdings, Inc.	14	302
Tokyo Century Corporation	—	10
Tokyo Electric Power Company Holdings, Inc. (a)	6	20
Tokyo Electron Limited	1	324
Tokyo Gas Co., Ltd.	3	49
Tokyu Corporation	4	48
Tokyu Fudosan Holdings Corporation	5	22
Toppan Inc.	3	38
Toray Industries, Inc.	12	65
Toshiba Corporation	3	101
Tosoh Corporation	2	26
TOTO Ltd.	1	37
Toyo Suisan Kaisha, Ltd.	1	23
Toyota Industries Corporation	1	76
Toyota Motor Corporation	87	1,184
Toyota Tsusho Corporation	2	59
Trend Micro Incorporated (c)	1	47
Unicharm Corporation	3	115
United Urban Investment Corporation	—	25
USS Co., Ltd.	2	24
Welcia Holdings Co., Ltd.	1	14
West Japan Railway Company	2	87
Yakult Honsha Co., Ltd.	1	72
Yamaha Corporation (c)	1	45
Yamaha Motor Co., Ltd. (c)	3	61
Yamato Holdings Co., Ltd.	3	40
Yaskawa Electric Corporation	2	57
Yokogawa Electric Corporation	2	25
Z Holdings Corporation (c)	18	44
ZOZO, Inc.	1	15
		24,132
United Kingdom 4.5%
3i Group plc	7	113
abrdn plc	15	35
Admiral Group PLC	2	45
Amcor Pty Ltd	11	126
Anglo American PLC	9	356
AON Public Limited Company - Class A	1	434
Ashtead Group Public Limited Company	3	176
Associated British Foods PLC	2	47
AstraZeneca PLC	11	1,453
Auto Trader Group PLC	6	41
AVEVA Group plc	1	30
Aviva PLC	21	113
B&M European Value Retail S.A.	6	29
BAE Systems PLC	22	228
Barclays PLC	107	205
Barratt Developments P L C	7	33
BP P.L.C.	127	727
British American Tobacco P.L.C.	15	612
BT Group PLC	47	64
Bunzl Public Limited Company	2	82
Burberry Group PLC	3	71
Carnival Corporation (a) (c)	7	55
Centrica PLC	40	46
Coca-Cola Europacific Partners PLC	1	78
Compass Group PLC	12	282
Convatec Group PLC (d)	11	31
Croda International Public Limited Company	1	76

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
DCC Public Limited Company	1	35
Dechra Pharmaceuticals PLC	1	32
Diageo PLC	16	713
Direct Line Insurance Group PLC	10	28
DS Smith PLC	9	36
easyJet PLC (a)	4	14
Entain PLC	4	65
Evraz PLC (e)	3	—
Experian PLC	7	231
Ferguson PLC	1	188
Fiat Chrysler Automobiles N.V.	15	215
GSK PLC	27	473
Haleon PLC (a)	36	143
Halma Public Limited Company	3	62
Harbour Energy PLC	3	11
Hargreaves Lansdown PLC	2	20
Hikma Pharmaceuticals Public Limited Company	1	23
Hiscox Ltd.	2	32
Howden Joinery Group PLC	4	28
HSBC Holdings PLC	138	860
Imperial Brands PLC	7	164
Informa Jersey Limited	10	78
InterContinental Hotels Group PLC	1	72
Intermediate Capital Group PLC	2	28
Intertek Group Plc	1	57
ITV PLC	24	22
J Sainsbury PLC	12	31
JD Sports Fashion PLC	18	28
Johnson Matthey PLC	1	33
Kingfisher PLC	15	43
Land Securities Group PLC	5	35
Legal & General Group PLC	42	127
Linde Public Limited Company	3	1,118
Lloyds Banking Group PLC	472	260
London Stock Exchange Group PLC	2	208
M&G PLC	18	40
Melrose Holdings Limited	30	49
Mondi plc	3	58
National Grid PLC	26	312
NatWest Group PLC	37	118
Next PLC	1	64
Ocado Group PLC (a)	4	31
Pearson PLC	5	59
Pepco Group N.V. (a) (d)	1	6
Persimmon Public Limited Company	2	33
Phoenix Group Holdings PLC	6	41
Prudential Public Limited Company (b)	18	246
Reckitt Benckiser Group PLC	5	360
Relx PLC	14	374
Rentokil Initial PLC	19	120
Rightmove PLC	6	37
Rio Tinto PLC	7	505
Rolls-Royce PLC (a)	59	67
Schroders PLC	5	28
SEGRO Public Limited Company	8	78
Severn Trent PLC	2	48
Smith & Nephew PLC	6	84
Smiths Group PLC	3	52
Spirax-Sarco Engineering PLC	1	66
SSE PLC	7	152
St. James's Place PLC	4	49
Standard Chartered PLC	18	139
Tate & Lyle Public Limited Company	3	23
Taylor Wimpey PLC	26	32
Tesco PLC	54	148
The Berkeley Group Holdings PLC	1	39
The British Land Company Public Limited Company	7	33
The Sage Group PLC.	8	71
Unilever PLC	18	918
United Utilities PLC	5	56
Vodafone Group Public Limited Company	180	183
Weir Group PLC(The)	2	36
Whitbread PLC	1	43
Wise PLC - Class A (a)	3	17
WPP 2012 Limited	8	79
		15,995
Canada 3.3%
Agnico Eagle Mines Limited	3	168
Air Canada (a)	2	33
Algonquin Power & Utilities Corp. (c)	5	33
Alimentation Couche-Tard Inc.	5	235
AltaGas Ltd.	2	36
ARC Resources Ltd. (c)	5	64
Bank of Montreal	5	418
Barrick Gold Corporation	12	211
BCE Inc.	2	88
Brookfield Corporation - Class A	10	310
CAE Inc. (a)	2	41
Cameco Corporation	3	63
Canadian Apartment Properties Real Estate Investment Trust	1	16
Canadian Imperial Bank of Commerce	6	254
Canadian National Railway Company	4	503
Canadian Natural Resources Limited	8	428
Canadian Pacific Railway Limited	6	469
Canadian Tire Corporation, Limited - Class A	—	42
Canadian Utilities Limited - Class A	1	24
CCL Industries Inc. - Class B	1	47
Cenovus Energy Inc.	10	187
CGI Inc. - Class A (a)	2	129
Constellation Software Inc.	—	208
Dollarama Inc.	2	119
Emera Incorporated	2	65
Empire Company Limited - Class A	1	34
Enbridge Inc.	14	549
Fairfax Financial Holdings Limited	—	91
Finning International Inc.	1	27
First Quantum Minerals Ltd	4	84
FirstService Corporation (c)	—	32
Fortis Inc.	3	128
Franco-Nevada Corporation	1	177
George Weston Limited	1	64
GFL Environmental Inc.	1	32
Gildan Activewear Inc. - Class A	1	36
Great-West Lifeco Inc.	2	42
Groupe WSP Global Inc.	1	98
Hydro One Limited	2	62
iA Societe Financiere Inc.	1	47
IGM Financial Inc. (c)	1	14
Imperial Oil Limited	1	64
Intact Financial Corporation	1	173
Keyera Corp. (c)	2	37
Kinross Gold Corporation	8	33
Loblaw Companies Limited	1	88
Lundin Mining Corporation	5	29
Magna International Inc.	2	107
Manulife Financial Corporation	12	221
Metro Inc. - Class A	2	92
National Bank of Canada	2	155
Nutrien Ltd.	4	268
Nuvei Technologies Corp. (a)	—	11
ONEX Corporation	1	24
Open Text Corporation	2	53
Pembina Pipeline Corporation	4	129
Power Corporation of Canada	4	90
Quebecor Inc. - Class B	1	27
Restaurant Brands International Limited Partnership	2	129
RioCan Real Estate Investment Trust	1	17
Ritchie Bros. Auctioneers Incorporated	1	40
Rogers Communications Inc. - Class B	2	112
Royal Bank of Canada	10	904
Saputo Inc.	2	40
Shaw Communications Inc. - Class B	3	86
Shopify Inc. - Class A (a)	9	296
Sun Life Financial Inc.	4	181
Suncor Energy Inc.	9	299
TC Energy Corporation	7	279
Teck Resources Limited - Class B	3	125
TELUS Corporation	3	58

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
TFI International Inc.	1	52
The Bank of Nova Scotia (c)	8	399
The Toronto-Dominion Bank	12	800
Thomson Reuters Corporation	1	129
TMX Group Limited	—	38
Tourmaline Oil Corp	2	106
Turquoise Hill Resources Ltd - Class A (a)	3	27
Waste Connections, Inc.	2	233
West Fraser Timber Co. Ltd.	—	29
Wheaton Precious Metals Corp.	3	117
		11,805
France 3.0%
Adevinta ASA - Class B (a) (d)	3	19
Aeroports de Paris (a)	—	30
Alstom (c)	2	48
Amundi (d)	—	25
AXA	14	388
Biomerieux SA	—	32
BNP Paribas	8	439
Bollore SE	6	32
Bouygues	1	45
Bureau Veritas	2	55
Capgemini	1	179
Carrefour	4	69
Compagnie De Saint-Gobain	4	178
Compagnie Generale des Etablissements Michelin	5	136
Credit Agricole SA	9	100
Danone	4	226
Dassault Aviation	—	24
Dassault Systemes	5	180
EDENRED	2	91
Eiffage	1	57
Electricite de France	5	61
Engie	13	184
EssilorLuxottica	2	377
Gecina	—	38
Getlink S.E.	3	50
Hermes International	—	370
IPSEN	—	27
Kering	1	258
L'air Liquide Societe Anonyme Pour L'etude Et L'exploitation Des Procedes Georges Claude	4	516
Legrand	2	146
L'Oreal	2	629
LVMH Moet Hennessy Louis Vuitton	2	1,314
Orange	13	127
Pernod Ricard	1	272
Publicis Groupe SA	2	96
Safran	2	300
Sanofi	8	764
Sartorius Stedim Biotech	—	53
Schneider Electric SE	4	557
Societe d'exploitation Hoteliere	1	58
Societe Generale	6	139
Teleperformance SE	—	96
Thales	1	93
TotalEnergies SE	17	1,065
Veolia Environnement-VE	4	115
VINCI	4	371
Vivendi SE	5	52
Worldline (a) (d)	2	63
		10,544
Switzerland 2.6%
ABB Ltd - Class N	12	368
Alcon AG	3	231
Baloise Holding AG - Class N	—	48
Barry Callebaut AG - Class N	—	55
Chocoladefabriken Lindt & Sprungli AG - Class N	—	103
Coca-Cola HBC AG	1	33
Compagnie Financiere Richemont SA	4	463
Credit Suisse Group AG - Class N (c)	24	72
EMS-Chemie Holding AG	—	33
Garmin Ltd.	1	93
Geberit AG - Class N	—	115
Givaudan SA - Class N	—	166
Glencore PLC	84	568
Julius Bar Gruppe AG - Class N	2	91
Kuhne & Nagel International AG	—	80
Lafarge	4	199
Lonza Group AG	1	260
Nestle S.A. - Class N	19	2,228
Novartis AG - Class N	17	1,530
Partners Group Holding AG	—	132
Roche Holding AG	—	69
Schindler Holding AG - Class N	—	27
SGS SA - Class N	—	93
Sika AG	1	265
Sonova Holding AG	—	87
STMicroelectronics N.V.	4	156
Straumann Holding AG - Class N	1	89
Swiss Life Holding AG - Class N	—	109
Swiss Re AG	2	179
Swisscom AG - Class N	—	93
TE Connectivity Ltd. (d)	2	253
The Swatch Group AG	—	57
The Swatch Group AG - Class N	—	18
UBS Group AG	25	459
Zurich Insurance Group AG - Class N	1	527
		9,349
Australia 2.3%
Ampol Limited	2	37
ANZ Group Holdings Limited (a)	21	342
Aristocrat Leisure Limited	5	93
ASX Limited	1	58
Atlas Arteria Limited	9	41
Atlassian Corporation - Class A (a)	1	132
Aurizon Holdings Limited	13	32
Australian Pipeline Trust	8	55
Bendigo and Adelaide Bank Limited	4	24
BHP Group Limited	35	1,078
BlueScope Steel Limited	3	38
Brambles Limited	10	83
Challenger Limited	4	20
Cochlear Limited	—	64
Coles Group Limited	9	106
Commonwealth Bank of Australia	12	820
Computershare Limited	4	66
CSL Limited	3	649
Dexus Property Trust	8	42
Domino's Pizza Enterprises Limited (c)	—	19
Endeavour Group Limited	9	38
Fortescue Metals Group Ltd	11	158
Goodman Funding Pty Ltd	12	139
GPT Management Holdings Limited	13	38
Harvey Norman Holdings Limited	5	13
IDP Education Limited	1	24
IGO Limited	5	44
Incitec Pivot Limited	13	34
Insurance Australia Group Limited	16	51
Lendlease Corporation Limited	4	23
Macquarie Group Limited	2	277
Medibank Private Limited	18	36
Mineral Resources Limited	1	61
Mirvac Limited	25	36
National Australia Bank Limited	22	448
Newcrest Mining Limited	6	85
Northern Star Resources Ltd	8	59
Orica Limited	3	30
Origin Energy Limited	13	67
Pilbara Minerals Limited (a)	19	48
Qantas Airways Limited (a)	9	35
QBE Insurance Group Limited	11	97
Ramsay Health Care Limited	1	58
REA Group Ltd	—	28
Reece Limited	2	19
Rio Tinto Limited	3	200
Santos Limited	24	117
Scentre Group Limited	38	74

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
SEEK Limited	2	35
Seven Group Holdings Limited	1	13
Sonic Healthcare Limited	3	66
South32 Limited	30	84
Stockland Corporation Ltd	16	40
Suncorp Group Limited	9	70
Telstra Group Limited	27	74
The Lottery Corporation Limited (a)	16	50
TPG Corporation Limited	3	12
Transurban Holdings Limited	21	184
Treasury Wine Estates Limited	5	48
Vicinity Centres RE Ltd	26	36
Washington H. Soul Pattinson and Company Limited	2	31
Wesfarmers Limited	8	241
Westpac Banking Corporation	24	380
WiseTech Global Limited	1	38
Woodside Energy Group Ltd	13	324
Woolworths Group Limited	9	197
Worley Limited	2	22
		8,081
Germany 2.0%
Adidas AG - Class N	1	173
Allianz SE	3	601
BASF SE - Class N	6	310
Bayer Aktiengesellschaft - Class N	7	342
Bayerische Motoren Werke Aktiengesellschaft	2	196
Beiersdorf Aktiengesellschaft	1	81
Brenntag SE - Class N	1	65
Carl Zeiss Meditec AG	—	29
Commerzbank Aktiengesellschaft (a)	7	65
Continental Aktiengesellschaft	1	44
Covestro AG (d)	1	48
Daimler Truck Holding AG (a)	3	106
Delivery Hero SE (a) (d)	1	61
Deutsche Bank Aktiengesellschaft - Class N	14	159
Deutsche Borse Aktiengesellschaft - Class N	1	226
Deutsche Lufthansa Aktiengesellschaft (a)	4	34
Deutsche Post AG - Class N	7	253
Deutsche Telekom AG - Class N	24	488
DW Property Invest GmbH	—	4
E.ON SE - Class N	15	152
Evonik Industries AG	1	25
Fresenius SE & Co. KGaA	3	79
GEA Group Aktiengesellschaft	1	47
Hannover Ruck SE - Class N	—	87
HeidelbergCement AG	1	59
Henkel AG & Co. KGaA	1	43
Infineon Technologies AG - Class N	9	271
Mercedes-Benz Group AG - Class N	5	357
Merck Kommanditgesellschaft auf Aktien	1	170
MTU Aero Engines AG - Class N	—	80
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	1	318
Puma SE	1	45
RWE Aktiengesellschaft	5	206
SAP SE	8	783
Siemens Aktiengesellschaft - Class N	5	730
Siemens Energy AG	3	53
Siemens Healthineers AG (d)	2	112
Symrise AG	1	96
Talanx Aktiengesellschaft	—	17
Telefonica Deutschland Holding AG	7	16
Vantage Towers AG	1	28
Vonovia SE	6	136
Zalando SE (a) (d)	2	66
		7,261
Netherlands 1.9%
Adyen B.V. (a) (d)	—	289
Aegon N.V.	10	53
Airbus SE	4	516
Akzo Nobel N.V.	1	85
argenx SE (a)	—	145
ASM International N.V.	—	86
ASML Holding N.V.	3	1,519
CNH Industrial N.V.	7	114
HAL Trust	1	77
Heineken Holding N.V.	1	53
Heineken N.V.	2	152
ING Groep N.V.	27	327
JDE Peet's N.V.	—	13
Koninklijke Ahold Delhaize N.V.	7	207
Koninklijke DSM N.V.	1	147
Koninklijke KPN N.V.	26	79
Koninklijke Philips N.V.	6	97
NN Group N.V.	2	92
NXP Semiconductors N.V.	2	284
Prosus N.V. - Class N	8	558
Randstad N.V.	1	55
Shell PLC - Class A	49	1,384
Unibail-Rodamco-Westfield SE (a)	1	41
Universal Music Group N.V.	6	137
Wolters Kluwer N.V. - Class C	2	190
		6,700
Sweden 0.9%
AB Sagax - Class B	1	26
Aktiebolaget Electrolux - Class B (c)	2	25
Aktiebolaget Industrivarden - Class A	1	31
Aktiebolaget Industrivarden - Class C	1	28
Aktiebolaget SKF - Class B	3	39
Aktiebolaget Volvo - Class A	1	27
Aktiebolaget Volvo - Class B	11	194
Alfa Laval AB	2	59
Assa Abloy AB - Class B	7	148
Atlas Copco Aktiebolag - Class A	17	207
Atlas Copco Aktiebolag - Class B	11	114
Axfood Aktiebolag	1	19
Boliden AB	2	72
Castellum Aktiebolag (c)	2	24
Deca Games Holding AB - Class B (a) (c)	6	28
Epiroc Aktiebolag - Class A	4	78
Epiroc Aktiebolag - Class B	3	44
EQT AB (d)	3	56
Essity Aktiebolag (publ) - Class B	4	109
Evolution AB (publ) (d)	1	134
Fastighets AB Balder - Class B (a)	5	21
G&L Beijer Ref AB - Class B (c)	2	24
Getinge AB - Class B	1	31
H & M Hennes & Mauritz AB - Class B (c)	5	58
Hexagon Aktiebolag - Class B	15	157
Holmen Aktiebolag - Class B	1	25
Husqvarna Aktiebolag - Class B	3	20
Indutrade Aktiebolag	2	34
Investment Ab Latour - Class B	1	18
Investor Aktiebolag - Class A	4	72
Investor Aktiebolag - Class B	12	221
Kinnevik AB - Class B (a)	2	23
L E Lundbergforetagen AB (publ) - Class B	1	22
Lifco Ab (Publ) - Class B	1	23
NIBE Industrier AB - Class B	10	91
Nordnet AB	1	14
Saab AB - Class B	1	22
Sandvik Aktiebolag	7	135
Securitas AB - Class B	2	19
Skandinaviska Enskilda Banken AB - Class A	12	141
Skanska AB - Class B	3	43
SSAB AB - Class A	2	9
SSAB AB - Class B	4	22
Svenska Cellulosa Aktiebolaget SCA - Class B	4	48
Svenska Handelsbanken AB - Class A	11	111
Swedbank AB - Class A	7	112
Swedish Orphan Biovitrum AB (Publ) (a)	2	32
Tele2 AB - Class B	3	27
Telefonaktiebolaget LM Ericsson - Class B	22	126
Telia Company AB	17	44
Trelleborg AB - Class B	2	38
Volvo Car AB - Class B (a) (c)	4	20
		3,265

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Denmark 0.8%
A.P. Moller - Maersk A/S - Class A	—	47
A.P. Moller - Maersk A/S - Class B	—	90
Carlsberg A/S - Class B	1	91
Chr. Hansen Holding A/S	1	53
Coloplast A/S - Class B	1	98
Danske Bank A/S	5	98
Demant A/S (a)	1	20
DSV A/S	1	202
Genmab A/S (a)	—	190
Novo Nordisk A/S - Class B	11	1,522
Novozymes A/S - Class B	1	74
Orsted A/S (d)	1	115
Pandora A/S	1	46
Tryg A/S	2	53
Vestas Wind Systems A/S	7	199
		2,898
Hong Kong 0.8%
AIA Group Limited	81	891
Budweiser Brewing Company APAC Limited (d)	13	39
CK Asset Holdings Limited	13	83
CK Hutchison Holdings Limited	18	109
CK Infrastructure Holdings Limited	5	26
CLP Holdings Limited	11	84
DFI Retail Group Holding Limited	2	6
ESR Cayman Limited (d)	18	37
Galaxy Entertainment Group Limited	14	92
Hang Lung Properties Limited	14	28
Hang Seng Bank, Limited	5	78
Henderson Land Development Company Limited	9	32
HK Electric Investments Limited	16	11
HKT Trust	28	34
Hong Kong And China Gas Company Limited -The-	74	70
Hong Kong Exchanges and Clearing Limited	8	346
Jardine Matheson Holdings Limited	2	91
Link Real Estate Investment Trust	15	107
MTR Corporation Limited	11	57
New World Development Company Limited	9	26
Power Assets Holdings Limited	9	52
Sino Land Company Limited	25	31
Sun Hung Kai Properties Limited	10	144
Swire Pacific Limited - Class A	3	23
Swire Pacific Limited - Class B	10	14
Swire Properties Limited	8	20
Techtronic Industries Company Limited	11	128
The Wharf (Holdings) Limited	9	26
WH Group Limited (d)	62	36
Wharf Real Estate Investment Company Limited	11	64
		2,785
Ireland 0.7%
Accenture Public Limited Company - Class A	4	1,161
CRH Public Limited Company	5	207
Flutter Entertainment Public Limited Company (a)	1	142
James Hardie Industries Public Limited Company - CDI	3	55
Kerry Group Public Limited Company - Class A	1	98
Kingspan Group Public Limited Company	1	55
Medtronic, Inc.	9	707
Seagate Technology Holdings Public Limited Company	1	72
Smurfit Kappa Funding Designated Activity Company	2	69
		2,566
Spain 0.7%
Acciona,S.A.	—	27
ACS, Actividades de Construccion y Servicios, S.A. (c)	2	53
AENA, S.M.E., S.A. (a) (d)	—	60
Amadeus IT Group, S.A. (a) (d)	3	163
Banco Bilbao Vizcaya Argentaria, S.A.	42	256
Banco Santander, S.A.	117	353
CaixaBank, S.A.	30	117
Cellnex Telecom, S.A. (d)	4	142
Corporacion Acciona Energias Renovables, S.A.	—	15
Endesa, S.A.	2	42
Ferrovial, S.A.	3	89
Grifols, S.A. - Class A	2	26
Iberdrola, Sociedad Anonima	41	479
Industria de Diseno Textil, S.A.	8	205
MAPFRE, S.A.	7	13
Naturgy Energy Group, S.A.	2	40
Red Electrica Corporacion, S.A. (c)	3	51
Repsol, S.A.	10	157
Telefonica, S.A.	38	138
		2,426
Italy 0.6%
A2a S.P.A.	11	14
Amplifon S.p.A	1	17
Assicurazioni Generali S.P.A.	8	149
Banca Mediolanum SpA	2	14
Banco BPM Societa' Per Azioni	10	37
Buzzi Unicem S.p.A - Senza Vincoli Di Rappresentazione Grafica	1	13
Davide Campari-Milano N.V.	3	29
DiaSorin S.p.A.	—	22
Enel S.p.A	53	285
Eni S.p.A.	17	243
Ferrari N.V.	1	187
Finecobank Banca Fineco SPA	4	68
Hera S.p.A.	5	14
Infrastrutture Wireless Italiane S.p.A. (d)	2	22
Intesa Sanpaolo SPA	123	273
Leonardo S.p.A.	3	24
Mediobanca Banca di Credito Finanziario Societa' Per Azioni	5	48
Moncler S.p.A.	1	70
Nexi S.p.A. (a)	5	41
Pirelli & C. S.p.A. (d)	3	13
Poste Italiane SPA (d)	3	31
Prysmian S.p.A.	2	72
Recordati Industria Chimica E Farmaceutica S.P.A. In Breve Recordati S.P.A.	1	32
Snam S.P.A.	14	67
Telecom Italia SPA (c)	79	18
Terna – Rete Elettrica Nazionale S.p.A.	9	67
UniCredit S.p.A.	15	207
UnipolSai Assicurazioni S.p.A. (c)	3	8
		2,085
Singapore 0.4%
Ascendas Real Estate Investment Trust	23	47
Capitaland Group Pte. Ltd.	33	51
Capitaland Investment Limited	17	46
City Developments Limited	4	22
DBS Group Holdings Ltd	13	333
Flex Ltd. (a)	3	72
Genting Singapore Limited	41	29
Great Eastern Holdings Limited	1	8
Jardine Cycle & Carriage Limited	1	15
Keppel Corporation Limited	9	49
Mapletree Commercial Trust Treasury Company Pte. Ltd. (d)	13	16
Olam Group Limited	7	8
Oversea-Chinese Banking Corporation Limited	29	260
Singapore Airlines Limited (c)	9	36
Singapore Exchange Limited	6	40
Singapore Technologies Engineering Ltd	10	26
Singapore Telecommunications Limited	47	91
United Overseas Bank Limited	10	240
UOL Group Limited	3	15
Venture Corporation Limited	2	24
Wilmar International Limited	19	60
		1,488
Finland 0.4%
Elisa Oyj	1	52
Fortum Oyj	3	48
Huhtamaki Oyj	1	22
Kesko Oyj - Class A	1	14
Kesko Oyj - Class B	2	41

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Kone Corporation - Class B	3	142
Metso Outotec Oyj	4	47
Neste Oyj	3	137
Nokia Oyj	37	170
Nordea Bank Abp	23	249
Orion Oyj - Class A	—	11
Orion Oyj - Class B	1	42
Sampo Oyj - Class A	3	180
Stora Enso Oyj - Class R	4	57
UPM-Kymmene Oyj	4	135
Wartsila Oyj Abp	4	30
		1,377
Belgium 0.3%
Ackermans	—	26
ageas SA/NV	1	59
Anheuser-Busch InBev	7	401
Azelis Group	1	21
D'Ieteren Group	—	27
Elia Group	—	42
Etablissements Fr. Colruyt - Etablissementen Fr. Colruyt (c)	—	8
Groupe Bruxelles Lambert - Groep Brussel Lambert	1	56
KBC Groep	2	148
Proximus	1	10
Sofina	—	21
Solvay	1	52
UCB	1	70
Umicore	1	49
Warehouses De Pauw	1	27
		1,017
Norway 0.2%
Aker ASA	—	12
Aker BP ASA	2	64
DNB Bank ASA	6	123
Equinor ASA	7	264
Gjensidige Forsikring ASA	1	27
Kongsberg Gruppen ASA	1	26
Leroy Seafood Group ASA	2	11
Mowi ASA	3	55
Norsk Hydro ASA	9	68
Orkla ASA	6	40
SalMar ASA	—	14
Schibsted ASA - Class A	—	8
Schibsted ASA - Class B	1	11
Storebrand ASA	3	28
Telenor ASA	5	43
TOMRA Systems ASA	1	23
Var Energi ASA (c)	4	14
Yara International ASA	1	47
		878
Israel 0.1%
Azrieli Group Ltd.	—	16
Bank Hapoalim Ltd	9	77
Bank Leumi le-Israel B.M.	10	83
Bezeq The Israel Telecommunication Corp., Limited	14	24
Elbit Systems Ltd.	—	27
Icl Group Ltd	5	38
Israel Discount Bank Limited	8	40
Mizrahi-Tefahot Bank Ltd.	1	30
Nice Ltd (a)	—	87
Teva Pharmaceutical Industries Ltd (a)	8	70
		492
Bermuda 0.1%
Arch Capital Group Ltd. (a)	3	164
Autostore Holdings Ltd (a) (c) (d)	9	17
Everest Re Group, Ltd.	—	93
		274
Brazil 0.1%
MercadoLibre S.R.L (a)	—	266
Poland 0.1%
Allegro.eu (a) (d)	2	14
Bank Polska Kasa Opieki - Spolka Akcyjna	1	22
Dino Polska Spolka Akcyjna (a) (d)	—	26
ING Bank Slaski S.A.	—	8
KGHM Polska Miedz Spolka Akcyjna	1	25
LPP Spolka Akcyjna	—	19
Polski Koncern Naftowy Orlen Spolka Akcyjna	4	58
Powszechna Kasa Oszczednosci Bank Polski Spolka Akcyjna	6	38
Powszechny Zaklad Ubezpieczen Spolka Akcyjna	4	29
Santander Bank Polska S.A.	—	13
		252
Austria 0.1%
Andritz AG	—	28
BAWAG Group AG (d)	—	25
Erste Group Bank AG	2	64
EVN AG	—	7
OMV Aktiengesellschaft	1	50
Raiffeisen Bank International AG (a)	1	15
Telekom Austria Aktiengesellschaft (c)	1	6
Verbund AG (c)	—	24
Vienna Insurance Group AG Wiener Versicherung Gruppe	—	9
voestalpine AG	1	19
		247
Luxembourg 0.1%
ArcelorMittal	4	101
Eurofins Scientific SE	1	81
Tenaris S.A.	3	60
		242
New Zealand 0.1%
Auckland International Airport Limited (a)	9	44
Contact Energy Limited	5	25
Fisher & Paykel Healthcare Corporation Limited	4	59
Mercury NZ Limited	4	16
Meridian Energy Limited	9	31
Spark New Zealand Limited	14	47
		222
Portugal 0.1%
EDP - Energias de Portugal, S.A.	20	98
EDP Renovaveis, S.A.	2	36
Galp Energia, SGPS, S.A.	3	44
Jeronimo Martins, SGPS, S.A.	2	39
		217
China 0.1%
Wuxi Biologics Cayman Inc (a) (d)	25	193
South Korea 0.0%
Coupang, Inc. - Class A (a)	7	106
Macau 0.0%
Sands China Ltd. (a)	16	53
Chile 0.0%
Antofagasta PLC	2	45
Jersey 0.0%
Clarivate PLC (a)	2	20
United Arab Emirates 0.0%
Mediclinic International PLC	3	20
NMC Health PLC (e)	1	—
Mexico 0.0%
Fresnillo PLC	1	12
Total Common Stocks (cost $268,463)		343,805
PREFERRED STOCKS 0.6%
Switzerland 0.5%
Chocoladefabriken Lindt & Sprungli AG	—	71
Roche Holding AG	5	1,518
Schindler Holding AG	—	52
		1,641
Germany 0.1%
Bayerische Motoren Werke Aktiengesellschaft	—	30
Henkel AG & Co. KGaA (f)	1	85
Porsche Automobil Holding SE (f)	1	55
Sartorius Aktiengesellschaft	—	66
Volkswagen Aktiengesellschaft (f)	1	153
		389

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Spain 0.0%
Grifols, S.A.	2	15
Italy 0.0%
Telecom Italia SPA	39	9
Total Preferred Stocks (cost $1,953)		2,054
SHORT TERM INVESTMENTS 2.1%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (g)	7,040	7,040
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (g)	401	401
Total Short Term Investments (cost $7,441)		7,441
Total Investments 99.7% (cost $277,857)		353,300
Other Derivative Instruments (0.0)%		(4)
Other Assets and Liabilities, Net 0.3%		1,009
Total Net Assets 100.0%		354,305

(a) Non-income producing security.

(b) Investment in affiliate.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) Convertible security.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Mellon World Index Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Asset Management, Inc.	—	176	—	4	—	25	201	—
Apollo Global Management, Inc.	104	—	70	—	—	(34)	—	—
Athene Holding Ltd - Class A	66	—	64	—	—	(2)	—	—
Prudential Public Limited Company	309	—	—	4	—	(63)	246	0.1
The Bank of New York Mellon Corporation	280	10	—	7	—	(62)	228	0.1
	759	186	134	15	—	(136)	675	0.2

Effective January 1, 2022, Athene Holding Ltd - Class A merged with Apollo Global Management, Inc. to form Apollo Asset Management, Inc. in a tax-free reorganization. Sales Proceeds includes the cost basis of $64 and $70 of Athene Holding Ltd - Class A and Apollo Global Management, Inc. shares, respectively, that were exchanged for shares of Apollo Asset Management, Inc. that are included in Purchases.

JNL/Mellon World Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adevinta ASA - Class B	08/31/20	44	19	—
Adyen B.V.	02/28/19	346	289	0.1
AENA, S.M.E., S.A.	09/22/17	89	60	—
Allegro.eu	06/18/21	38	14	—
Amadeus IT Group, S.A.	09/22/17	206	163	0.1
Amundi	11/30/17	38	25	—
Autostore Holdings Ltd	12/17/21	34	17	—
BAWAG Group AG	04/23/21	24	25	—
Budweiser Brewing Company APAC Limited	10/15/19	48	39	—
Cellnex Telecom, S.A.	05/28/19	178	142	0.1
Convatec Group PLC	04/23/21	31	31	—
Covestro AG	09/22/17	116	48	—
Delivery Hero SE	05/31/18	96	61	—
Dino Polska Spolka Akcyjna	06/18/21	22	26	—
EQT AB	05/29/20	60	56	—
ESR Cayman Limited	11/30/20	56	37	—
Evolution AB (publ)	05/29/20	103	134	0.1
Infrastrutture Wireless Italiane S.p.A.	05/29/20	24	22	—
Mapletree Commercial Trust Treasury Company Pte. Ltd.	11/26/19	23	16	—
Orsted A/S	09/22/17	71	115	—
Pepco Group N.V.	03/22/22	7	6	—
Pirelli & C. S.p.A.	04/23/21	18	13	—
Poste Italiane SPA	09/22/17	23	31	—
Siemens Healthineers AG	06/18/21	128	112	—
TE Connectivity Ltd.	09/22/17	182	253	0.1
WH Group Limited	09/21/17	64	36	—
Worldline	09/22/17	101	63	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Mellon World Index Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Wuxi Biologics Cayman Inc	12/17/21	272	193	0.1
Zalando SE	09/22/17	106	66	—
		2,548	2,112	0.6

JNL/Mellon World Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro STOXX 50 Price Index	26	March 2023	EUR	1,016	(20)	(34)
FTSE 100 Index	5	March 2023	GBP	373	(2)	1
S&P 500 Index	29	March 2023		5,734	(16)	(136)
S&P/ASX 200 Index	3	March 2023	AUD	533	2	(6)
S&P/TSX 60 Index	2	March 2023	CAD	478	(3)	(7)
Topix Index	6	March 2023	JPY	116,230	2	(21)
					(37)	(203)

JNL/Mellon World Index Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	SCB	03/15/23	AUD	198	135	—
CAD/USD	BOA	03/15/23	CAD	202	149	1
EUR/USD	HSB	03/15/23	EUR	578	622	8
GBP/USD	BMO	03/15/23	GBP	155	188	(3)
JPY/USD	BOA	03/15/23	JPY	84,312	649	27
					1,743	33

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon World Index Fund
Assets - Securities
Common Stocks	243,990	99,815	—	343,805
Preferred Stocks	2,054	—	—	2,054
Short Term Investments	7,441	—	—	7,441
	253,485	99,815	—	353,300
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	1	—	—	1
Open Forward Foreign Currency Contracts	—	36	—	36
	1	36	—	37
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(204)	—	—	(204)
Open Forward Foreign Currency Contracts	—	(3)	—	(3)
	(204)	(3)	—	(207)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/MFS Mid Cap Value Fund
COMMON STOCKS 97.7%
Financials 18.8%
American International Group, Inc.	237	15,000
Arthur J. Gallagher & Co.	115	21,759
Assurant, Inc.	136	16,959
Cboe Global Markets, Inc.	103	12,984
Cincinnati Financial Corporation	87	8,879
Comerica Incorporated	168	11,251
Discover Financial Services	85	8,345
East West Bancorp, Inc.	143	9,419
Element Fleet Management Corp. (a)	196	2,672
Equitable Holdings, Inc.	676	19,398
Evercore Inc. - Class A	91	9,944
Everest Re Group, Ltd.	64	21,171
Invesco Ltd.	434	7,806
M&T Bank Corporation	97	14,097
Northern Trust Corporation	139	12,328
Prosperity Bancshares, Inc.	155	11,242
Raymond James Financial, Inc.	205	21,889
Signature Bank	67	7,761
SLM Corporation	980	16,266
State Street Corporation	141	10,905
SVB Financial Group (b)	54	12,453
The Hanover Insurance Group, Inc.	58	7,873
The Hartford Financial Services Group, Inc.	381	28,865
TPG Inc. - Class A	255	7,090
Umpqua Holdings Corporation	774	13,816
Voya Financial, Inc.	239	14,695
Willis Towers Watson Public Limited Company	81	19,889
Zions Bancorporation, National Association	299	14,710
		379,466
Industrials 16.5%
Alaska Air Group, Inc. (b)	166	7,147
Builders FirstSource, Inc. (b)	119	7,698
Delta Air Lines, Inc. (b)	293	9,612
Dun & Bradstreet Holdings, Inc.	612	7,503
Eaton Corporation Public Limited Company	152	23,848
Fortune Brands Innovations, Inc.	145	8,295
GFL Environmental Inc.	328	9,592
Howmet Aerospace Inc.	446	17,574
Ingersoll Rand Inc.	258	13,486
ITT Inc.	142	11,501
Johnson Controls International Public Limited Company	406	26,007
KBR, Inc.	493	26,008
Knight-Swift Transportation Holdings Inc. - Class A	206	10,801
L3Harris Technologies, Inc.	66	13,699
Leidos Holdings, Inc.	191	20,093
Masco Corporation	270	12,606
PACCAR Inc	166	16,400
Quanta Services, Inc.	84	11,928
Regal Beloit Corporation	136	16,335
Republic Services, Inc.	83	10,736
RXO Inc. (b)	182	3,123
Sensata Technologies Holding PLC	288	11,612
Stanley Black & Decker, Inc.	128	9,637
Westinghouse Air Brake Technologies Corporation	199	19,872
XPO, Inc. (b)	239	7,953
		333,066
Consumer Discretionary 10.6%
Aptiv PLC (b)	96	8,896
Aramark	400	16,544
Brunswick Corporation	205	14,770
Dollar Tree, Inc. (b)	102	14,366
Hyatt Hotels Corporation - Class A (b)	102	9,222
International Game Technology PLC	630	14,287
Lear Corporation	84	10,398
LKQ Corporation	476	25,429
Mattel, Inc. (b)	611	10,907
Newell Brands Inc.	715	9,351
PVH Corp.	149	10,499
Ross Stores, Inc.	112	12,976
Skechers U.S.A., Inc. - Class A (b)	351	14,717
The Wendy's Company	731	16,538
Toll Brothers, Inc.	380	18,991
Urban Outfitters, Inc. (b)	278	6,639
		214,530
Materials 9.3%
Ashland Global Holdings Inc.	128	13,749
Avery Dennison Corporation	61	11,010
Axalta Coating Systems Ltd. (b)	544	13,864
Berry Global Group, Inc.	247	14,917
Celanese Corporation - Class A	106	10,812
Corteva, Inc.	301	17,705
Crown Holdings, Inc.	136	11,175
DuPont de Nemours, Inc.	267	18,323
Eastman Chemical Company	220	17,936
Graphic Packaging Holding Company	775	17,236
International Flavors & Fragrances Inc.	133	13,910
Legacy Vulcan Corp.	72	12,591
WestRock Company	428	15,052
		188,280
Utilities 8.3%
Atmos Energy Corporation	71	7,962
CenterPoint Energy, Inc.	494	14,816
CMS Energy Corporation	262	16,611
Edison International	169	10,773
Eversource Energy	169	14,171
PG&E Corporation (b)	1,817	29,545
Pinnacle West Capital Corporation	200	15,222
Public Service Enterprise Group Incorporated	300	18,358
Sempra Energy	106	16,434
The AES Corporation	774	22,274
		166,166
Information Technology 8.2%
Amdocs Limited	193	17,524
Black Knight, Inc. (b)	134	8,270
Check Point Software Technologies Ltd (b)	59	7,435
Corning Incorporated	392	12,505
Flex Ltd. (b)	607	13,033
Global Payments Inc.	118	11,760
Marvell Technology, Inc.	321	11,894
Motorola Solutions, Inc.	61	15,592
NXP Semiconductors N.V.	100	15,792
On Semiconductor Corporation (b)	230	14,319
Seagate Technology Holdings Public Limited Company	129	6,791
TE Connectivity Ltd. (c)	109	12,514
Verint Systems Inc. (b)	148	5,363
Zebra Technologies Corporation - Class A (b)	51	12,969
		165,761
Health Care 7.3%
Agilent Technologies, Inc.	84	12,631
AmerisourceBergen Corporation	125	20,714
Dentsply Sirona Inc.	322	10,265
Hologic, Inc. (b)	131	9,807
Icon Public Limited Company (b)	60	11,673
Laboratory Corporation of America Holdings	58	13,719
Maravai LifeSciences Holdings, Inc. - Class A (b)	221	3,157
Organon & Co.	318	8,878
PerkinElmer, Inc.	105	14,656
Syneos Health, Inc. - Class A (b)	103	3,760
Teleflex Incorporated	25	6,271
Universal Health Services, Inc. - Class B	116	16,321
Zimmer Biomet Holdings, Inc.	123	15,662
		147,514
Energy 7.2%
Chesapeake Energy Corporation	109	10,291
Devon Energy Corporation	297	18,294
Diamondback Energy, Inc.	122	16,634
Halliburton Company	322	12,658
Hess Corporation	173	24,556
Pioneer Natural Resources Company	92	21,055
Plains GP Holdings, L.P. - Class A (b)	899	11,185
Targa Resources Corp.	206	15,167

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Valero Energy Corporation	119	15,108
		144,948
Real Estate 6.6%
Brixmor Property Group Inc.	603	13,675
Essex Property Trust, Inc.	42	8,881
Host Hotels & Resorts, Inc.	677	10,874
Jones Lang LaSalle Incorporated (b)	62	9,866
Life Storage Inc.	167	16,418
Mid-America Apartment Communities, Inc.	52	8,099
Spirit Realty Capital, Inc.	223	8,904
STAG Industrial, Inc.	249	8,055
Sun Communities, Inc.	102	14,599
VICI Properties Inc.	648	21,009
W.P. Carey Inc.	170	13,317
		133,697
Consumer Staples 3.9%
Albertsons Companies, Inc. - Class A	524	10,870
Coca-Cola Europacific Partners PLC	228	12,632
Ingredion Incorporated	186	18,204
Kellogg Company	173	12,288
Performance Food Group Company (b)	176	10,303
The J. M. Smucker Company	92	14,598
		78,895
Communication Services 1.0%
Electronic Arts Inc.	87	10,584
Liberty Broadband Corporation - Series C (b)	127	9,680
		20,264
Total Common Stocks (cost $1,651,518)		1,972,587
PREFERRED STOCKS 0.4%
Consumer Staples 0.4%
Henkel AG & Co. KGaA (d)	118	8,216
Total Preferred Stocks (cost $10,436)		8,216
SHORT TERM INVESTMENTS 1.6%
Investment Companies 1.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (e) (f)	32,194	32,194
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (e) (f)	182	182
Total Short Term Investments (cost $32,376)		32,376
Total Investments 99.7% (cost $1,694,330)		2,013,179
Other Assets and Liabilities, Net 0.3%		6,340
Total Net Assets 100.0%		2,019,519

(a) All or a portion of the security was on loan as of December 31, 2022.

(b) Non-income producing security.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Convertible security.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/MFS Mid Cap Value Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Asset Management, Inc.	—	12,182	16,876	364	4,694	—	—	—
Apollo Global Management, Inc.	5,481	—	2,538	—	—	(2,943)	—	—
Athene Holding Ltd - Class A	18,485	—	9,504	—	—	(8,981)	—	—
	23,966	12,182	28,918	364	4,694	(11,924)	—	—

Effective January 1, 2022, Athene Holding Ltd – Class A merged with Apollo Global Management, Inc. to form Apollo Asset Management, Inc. in a tax-free reorganization. Sales Proceeds includes the cost basis of $9,504 and $2,538 of Athene Holding Ltd – Class A and Apollo Global Management, Inc. shares, respectively, that were exchanged for shares of Apollo Asset Management, Inc. that are included in Purchases.

JNL/MFS Mid Cap Value Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	10/10/17	10,949	12,514	0.6

JNL/MFS Mid Cap Value Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/CAD	JPM	01/04/23	CAD	(160)	(118)	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/MFS Mid Cap Value Fund
Assets - Securities
Common Stocks	1,972,587	—	—	1,972,587
Preferred Stocks	8,216	—	—	8,216
Short Term Investments	32,376	—	—	32,376
	2,013,179	—	—	2,013,179
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Morningstar PitchBook Listed Private Equity Index Fund
COMMON STOCKS 88.3%
Financials 80.3%
3i Group plc	22	362
Alaris Royalty Corp. (a)	—	1
Antin Infrastructure Partners (b)	1	25
Ares Management Corporation - Class A	3	194
AURELIUS Equity Opportunities SE & Co. KGaA	6	114
Blackstone Inc. - Class A	10	730
Bridgepoint Group PLC (a)	35	81
Bure Equity AB	5	115
Compass Diversified Holdings	8	141
Creades AB (publ) - Class A	—	3
EQT AB (a)	15	314
Eurazeo	2	141
GCM Grosvenor Inc. - Class A	—	1
Gimv	2	104
Hamilton Lane Incorporated - Class A	2	127
Intermediate Capital Group PLC	19	263
IP Group PLC	56	38
JAFCO Group Co., Ltd.	7	122
K.K.R. Co., Inc. - Class A	16	722
Kinnevik AB - Class B (b)	3	47
MA Financial Group Limited	8	23
Molten Ventures PLC (b)	3	12
Mutares SE & Co. KGaA	3	50
ONEX Corporation	5	255
Partners Group Holding AG	1	540
Patria Investments Ltd - Class A	8	109
Polar Capital Holdings PLC	6	37
Ratos AB - Class B	36	145
SBI Holdings, Inc.	9	167
Stepstone Group Inc. - Class A	3	86
T. Rowe Price Group, Inc.	4	396
The Carlyle Group, Inc.	11	330
TPG Inc. - Class A	2	68
VNV Global AB (publ) (b)	1	2
Wendel	2	168
		6,033
Industrials 4.5%
Ackermans	1	151
Investment Ab Latour - Class B	10	185
		336
Health Care 1.4%
Puretech Health PLC (b)	32	104
Real Estate 1.1%
DigitalBridge Group, Inc. - Class A	8	84
Communication Services 1.0%
Stagwell, Inc. - Class A (b)	12	77
Consumer Discretionary 0.0%
BEENOS Inc.	—	1
Total Common Stocks (cost $8,671)		6,635
INVESTMENT COMPANIES 10.5%
3I Infrastructure PLC	37	151
Caledonia Investments PLC	1	62
Chrysalis Investments Limited	9	8
HBM Healthcare Investments AG	—	1
HgCapital Trust PLC	40	172
ICG Enterprise Trust PLC	7	102
Monroe Capital Corporation	2	14
NB Private Equity Partners Limited	1	10
Pantheon International PLC	35	111
Princess Private Equity Holding Limited	6	56
RIT Capital Partners PLC	—	13
Stellus Capital Investment Corporation	1	19
Syncona Limited	33	72
Total Investment Companies (cost $895)		791
Total Investments 98.8% (cost $9,566)		7,426
Other Assets and Liabilities, Net 1.2%		94
Total Net Assets 100.0%		7,520

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Non-income producing security.

JNL/Morningstar PitchBook Listed Private Equity Index Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Asset Management, Inc.	—	962	937	15	(25)	—	—	—
Apollo Global Management, Inc.	802	—	727	—	—	(75)	—	—
	802	962	1,664	15	(25)	(75)	—	—

Effective January 1, 2022, Apollo Global Management, Inc. was reorganized to form Apollo Asset Management, Inc. in a tax-free reorganization.  Sales Proceeds includes the cost basis of $727 of Apollo Global Management, Inc. shares that were exchanged for shares of Apollo Asset Management, Inc. that are included in Purchases.

Summary of Investments by Country^	Total Long Term Investments
United States of America	43.1%
United Kingdom	17.6
Sweden	10.9
Switzerland	7.3
France	4.5
Japan	3.9
Canada	3.5
Belgium	3.5
Germany	2.2
Jersey	2.0
Guernsey	1.2
Australia	0.3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Summary of Investments by Country^	Total Long Term Investments
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/Morningstar PitchBook Listed Private Equity Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Alaris Royalty Corp.	08/02/22	1	1	—
Bridgepoint Group PLC	12/16/22	80	81	1.1
EQT AB	09/17/21	533	314	4.2
		614	396	5.3

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Morningstar PitchBook Listed Private Equity Index Fund
Assets - Securities
Common Stocks
Financials	3,185	2,848	—	6,033
Industrials	—	336	—	336
Health Care	—	104	—	104
Real Estate	84	—	—	84
Communication Services	77	—	—	77
Consumer Discretionary	—	1	—	1
Investment Companies	33	758	—	791
	3,379	4,047	—	7,426

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Morningstar U.S. Sustainability Index Fund
COMMON STOCKS 99.7%
Information Technology 28.7%
Accenture Public Limited Company - Class A	8	2,229
Adobe Inc. (a)	6	2,077
ANSYS, Inc. (a)	1	283
Apple Inc.	85	11,108
Applied Materials, Inc.	11	1,108
Automatic Data Processing, Inc.	5	1,313
Cadence Design Systems, Inc. (a)	4	588
CDW Corp.	2	318
Cisco Systems, Inc.	54	2,593
Cognex Corporation	2	105
Dell Technologies Inc. - Class C	3	140
Flex Ltd. (a)	6	124
Global Payments Inc.	4	355
Hewlett Packard Enterprise Company	17	271
HP, Inc.	12	317
International Business Machines Corporation	12	1,689
Keysight Technologies, Inc. (a)	2	404
Lam Research Corporation	2	765
Microsoft Corporation	95	22,826
Motorola Solutions, Inc.	2	575
NVIDIA Corporation	33	4,824
Palo Alto Networks, Inc. (a)	4	550
Paychex, Inc.	4	489
PayPal Holdings, Inc. (a)	15	1,083
Roper Technologies, Inc.	1	602
Salesforce, Inc. (a)	13	1,758
Seagate Technology Holdings Public Limited Company	3	135
Synopsys, Inc. (a)	2	642
TE Connectivity Ltd. (b)	4	485
Trimble Inc. (a)	3	161
Twilio Inc. - Class A (a)	2	112
Visa Inc. - Class A	22	4,503
VMware, Inc. - Class A (a)	3	340
Western Digital Corporation (a)	4	136
Workday, Inc. - Class A (a)	3	447
Zebra Technologies Corporation - Class A (a)	1	179
		65,634
Health Care 15.8%
Agilent Technologies, Inc.	4	590
Align Technology, Inc. (a)	1	208
AmerisourceBergen Corporation	2	354
Amgen Inc.	7	1,860
Avantor, Inc. (a)	9	185
Biogen Inc. (a)	2	523
BioMarin Pharmaceutical Inc. (a)	2	252
Bio-Rad Laboratories, Inc. - Class A (a)	—	118
Bio-Techne Corporation	2	175
Bristol-Myers Squibb Company	28	2,028
Bruker Corporation	1	90
Cardinal Health, Inc.	3	265
Centene Corporation (a)	8	620
Charles River Laboratories International, Inc. (a)	1	145
Chemed Corporation	—	97
Cigna Corporation	4	1,342
CVS Health Corporation	17	1,623
Danaher Corporation	9	2,310
DaVita Inc. (a)	1	50
Dentsply Sirona Inc.	3	86
Edwards Lifesciences Corporation (a)	8	615
Elevance Health, Inc.	3	1,624
Gilead Sciences, Inc.	17	1,427
Henry Schein, Inc. (a)	2	144
Humana Inc.	2	856
IDEXX Laboratories, Inc. (a)	1	448
Illumina, Inc. (a)	2	424
IQVIA Holdings Inc (a)	2	498
Jazz Pharmaceuticals Public Limited Company (a)	1	127
Laboratory Corporation of America Holdings	1	274
McKesson Corporation	2	709
Medtronic, Inc.	18	1,369
Mettler-Toledo International Inc. (a)	—	429
PerkinElmer, Inc.	2	231
Quest Diagnostics Incorporated	2	242
Regeneron Pharmaceuticals, Inc. (a)	1	1,030
Repligen Corporation (a)	1	113
ResMed Inc.	2	404
The Cooper Companies, Inc.	1	221
Thermo Fisher Scientific Inc.	5	2,863
UnitedHealth Group Incorporated	12	6,567
Veeva Systems Inc. - Class A (a)	2	301
Vertex Pharmaceuticals Incorporated (a)	3	980
Waters Corporation (a)	1	274
West Pharmaceutical Services, Inc.	1	229
Zoetis Inc. - Class A	6	902
		36,222
Consumer Discretionary 12.1%
Advance Auto Parts, Inc.	1	121
Airbnb, Inc. - Class A (a)	5	452
Aptiv PLC (a)	4	330
AutoZone, Inc. (a)	—	614
Bath & Body Works, Inc.	3	127
Best Buy Co., Inc.	3	207
Booking Holdings Inc. (a)	1	1,032
BorgWarner Inc.	3	129
Burlington Stores, Inc. (a)	1	172
CarMax, Inc. (a)	2	122
Carnival Corporation (a) (c)	14	109
Chipotle Mexican Grill, Inc. (a)	—	509
D.R. Horton, Inc.	4	377
Darden Restaurants, Inc.	2	221
Deckers Outdoor Corporation (a)	—	141
Dollar General Corporation	3	741
Dollar Tree, Inc. (a)	3	392
eBay Inc.	7	298
ETSY, Inc. (a)	2	197
Expedia Group, Inc. (a)	2	179
Five Below, Inc. (a)	1	132
Floor & Decor Holdings, Inc. - Class A (a)	1	102
GameStop Corp. - Class A (a) (c)	4	65
Genuine Parts Company	2	322
Hasbro, Inc.	2	102
Hilton Worldwide Holdings Inc.	4	450
Las Vegas Sands Corp. (a)	4	211
Lear Corporation	1	101
Lennar Corporation - Class A	3	303
Lennar Corporation - Class B	—	18
LKQ Corporation	3	176
Lowe`s Companies, Inc.	8	1,639
Lululemon Athletica Canada Inc. (a)	2	491
Marriott International, Inc. - Class A	4	534
McDonald's Corporation	10	2,559
MercadoLibre S.R.L (a)	1	519
Murphy USA Inc.	—	79
NIKE, Inc. - Class B	17	1,954
NVR, Inc. (a)	—	180
O'Reilly Automotive, Inc. (a)	1	705
Penske Automotive Group, Inc.	—	34
Pool Corporation	1	157
PulteGroup, Inc.	3	132
Ross Stores, Inc.	5	536
Royal Caribbean Cruises Ltd.	3	146
Service Corporation International	2	142
Starbucks Corporation	15	1,510
Tapestry, Inc.	3	119
Target Corporation	6	906
The Home Depot, Inc.	14	4,287
The TJX Companies, Inc.	15	1,223
Tractor Supply Company	1	328
Ulta Beauty, Inc. (a)	1	318
V.F. Corporation	4	122
Whirlpool Corporation	1	100
Williams-Sonoma, Inc.	1	97

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Yum! Brands, Inc.	4	481
		27,750
Financials 11.6%
AFLAC Incorporated	8	543
American Express Company	8	1,169
AON Public Limited Company - Class A	3	828
Berkshire Hathaway Inc. - Class B (a)	24	7,378
BlackRock, Inc.	2	1,411
CME Group Inc. - Class A	5	804
Discover Financial Services	4	359
Everest Re Group, Ltd.	1	169
FactSet Research Systems Inc.	—	199
Fifth Third Bancorp	9	295
Franklin Resources, Inc.	4	102
Globe Life Inc.	1	149
Huntington Bancshares Incorporated	20	275
Intercontinental Exchange, Inc.	7	755
Invesco Ltd.	6	112
Lincoln National Corporation	2	65
Loews Corporation	3	156
MarketAxess Holdings Inc.	1	140
Marsh & Mclennan Companies, Inc.	7	1,086
MetLife, Inc.	9	627
Moody's Corporation	2	584
Morgan Stanley	17	1,486
MSCI Inc. - Class A	1	487
Nasdaq, Inc.	5	281
Principal Financial Group, Inc.	3	247
Prudential Financial, Inc.	5	488
Regions Financial Corporation	13	271
S&P Global Inc.	4	1,478
SEI Investments Company	1	74
State Street Corporation	5	374
Synchrony Financial	6	197
T. Rowe Price Group, Inc.	3	325
The Allstate Corporation	3	471
The Carlyle Group, Inc.	3	89
The Hartford Financial Services Group, Inc.	4	317
The PNC Financial Services Group, Inc.	5	841
The Travelers Companies, Inc.	3	584
Truist Financial Corporation	17	752
Unum Group	3	105
Willis Towers Watson Public Limited Company	1	352
		26,425
Industrials 7.9%
AGCO Corporation	1	117
Allegion Public Limited Company	1	122
Avis Budget Group, Inc. (a)	—	54
Booz Allen Hamilton Holding Corporation - Class A	2	178
C.H. Robinson Worldwide, Inc.	2	142
Carlisle Companies Incorporated	1	118
Carrier Global Corporation	11	459
Cintas Corporation	1	520
Copart, Inc. (a)	6	344
CSX Corporation	28	869
Cummins Inc.	2	456
Deere & Company	4	1,562
Delta Air Lines, Inc. (a)	8	278
Eaton Corporation Public Limited Company	5	833
Emerson Electric Co.	8	749
Expeditors International of Washington, Inc.	2	219
Fastenal Company	8	357
FedEx Corporation	3	547
Illinois Tool Works Inc.	4	821
J. B. Hunt Transport Services, Inc.	1	198
Johnson Controls International Public Limited Company	9	585
Knight-Swift Transportation Holdings Inc. - Class A	2	112
Masco Corporation	3	135
Norfolk Southern Corporation	3	752
Old Dominion Freight Line, Inc.	1	338
Owens Corning	1	110
Republic Services, Inc.	3	351
Robert Half International Inc.	1	105
Rockwell Automation, Inc.	2	392
Rollins, Inc.	3	116
Tetra Tech, Inc.	1	98
The Toro Company	1	151
Trane Technologies Public Limited Company	3	507
TransUnion	3	149
U-Haul Holding Company (c)	—	7
Union Pacific Corporation	8	1,688
United Parcel Service, Inc. - Class B	10	1,682
United Rentals, Inc. (a)	1	327
Verisk Analytics, Inc.	2	368
Waste Management, Inc.	5	773
Watsco, Inc.	—	113
Xylem Inc.	2	260
		18,062
Communication Services 6.1%
AT&T Inc.	94	1,739
Charter Communications, Inc. - Class A (a)	1	486
Comcast Corporation - Class A	57	2,000
Electronic Arts Inc.	3	423
Fox Corporation - Class A	4	126
Fox Corporation - Class B	2	54
Liberty Broadband Corporation - Series A (a)	—	16
Liberty Broadband Corporation - Series C (a)	2	117
Liberty Media Corporation - Series A (a)	—	18
Liberty Media Corporation - Series A (a)	1	35
Liberty Media Corporation - Series C (a)	2	85
Liberty Media Corporation - Series C (a)	3	160
Lumen Technologies Inc.	13	69
Match Group, Inc. (a)	4	159
Netflix, Inc. (a)	6	1,739
News Corporation - Class A	5	97
News Corporation - Class B	1	22
Omnicom Group Inc.	3	223
Paramount Global - Class B (c)	6	109
Pinterest, Inc. - Class A (a)	8	192
Roblox Corporation - Class A (a)	5	141
Sirius XM Holdings Inc. (c)	10	56
Snap Inc. - Class A (a)	13	115
Take-Two Interactive Software, Inc. (a)	2	217
The Interpublic Group of Companies, Inc.	5	175
The Walt Disney Company (a)	24	2,100
T-Mobile USA, Inc. (a)	8	1,106
Verizon Communications Inc.	56	2,194
		13,973
Real Estate 5.2%
Alexandria Real Estate Equities, Inc.	2	284
American Homes 4 Rent - Class A	4	126
American Tower Corporation	6	1,307
AvalonBay Communities, Inc.	2	307
Boston Properties, Inc.	2	129
Brixmor Property Group Inc.	4	93
Camden Property Trust	1	153
CBRE Group, Inc. - Class A (a)	4	327
Crown Castle Inc.	6	775
Digital Realty Trust, Inc.	4	382
EastGroup Properties, Inc.	1	88
Equinix, Inc.	1	808
Equity Residential	4	264
Essex Property Trust, Inc.	1	178
Extra Space Storage Inc.	2	261
Federal Realty Investment Trust	1	94
Healthpeak Properties, Inc.	7	183
Host Hotels & Resorts, Inc.	9	152
Iron Mountain Incorporated	4	196
Jones Lang LaSalle Incorporated (a)	1	95
Kimco Realty Corporation	8	177
Lamar Advertising Company - Class A	1	106
Life Storage Inc.	—	18
Mid-America Apartment Communities, Inc.	2	243
ProLogis Inc.	12	1,379
Public Storage	2	590
Realty Income Corporation	8	531
Regency Centers Corporation	2	124

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
SBA Communications Corporation	1	401
Simon Property Group, Inc.	4	512
Store Capital Corporation	3	111
UDR, Inc.	4	152
Ventas, Inc.	5	235
W.P. Carey Inc.	3	212
Welltower OP LLC	6	411
Weyerhaeuser Company	10	300
Zillow Group, Inc. - Class A (a)	1	27
Zillow Group, Inc. - Class C (a)	2	74
		11,805
Consumer Staples 4.8%
Brown-Forman Corporation - Class A	1	47
Brown-Forman Corporation - Class B	2	157
Campbell Soup Company	3	148
Church & Dwight Co., Inc.	3	265
Colgate-Palmolive Company	11	869
Constellation Brands, Inc. - Class A	2	502
Costco Wholesale Corporation	6	2,678
General Mills, Inc.	8	663
Kimberly-Clark Corporation	5	611
Molson Coors Beverage Company - Class B	3	133
PepsiCo, Inc.	18	3,299
Performance Food Group Company (a)	2	124
Sysco Corporation	7	517
The Clorox Company	2	225
The Kroger Co.	9	383
US Foods Holding Corp. (a)	3	91
Walgreens Boots Alliance, Inc.	10	358
		11,070
Energy 3.2%
Baker Hughes Company - Class A	13	393
Cheniere Energy, Inc.	3	493
Halliburton Company	12	473
Hess Corporation	4	524
HF Sinclair Corporation	2	95
Kinder Morgan, Inc.	26	476
Marathon Petroleum Corporation	6	718
Murphy Oil Corporation	2	86
Nov Inc.	5	112
ONEOK, Inc.	6	388
Ovintiv Canada ULC	3	163
Phillips 66	6	656
Range Resources Corporation	3	82
Schlumberger Limited	19	1,002
Southwestern Energy Company (a)	12	70
Targa Resources Corp.	3	215
Texas Pacific Land Corporation	—	195
The Williams Companies, Inc.	16	535
Valero Energy Corporation	5	652
		7,328
Materials 2.7%
Air Products and Chemicals, Inc.	3	903
Amcor Pty Ltd	20	239
AptarGroup, Inc.	1	100
Avery Dennison Corporation	1	200
Ball Corporation	4	208
Crown Holdings, Inc.	2	127
Eastman Chemical Company	2	135
International Flavors & Fragrances Inc.	3	351
Linde Public Limited Company	7	2,138
LyondellBasell Industries N.V. - Class A	3	277
Newmont Corporation	11	496
Packaging Corporation of America	1	154
PPG Industries, Inc.	3	390
Reliance Steel & Aluminum Co.	1	156
Sealed Air Corporation	2	95
WestRock Company	3	115
		6,084
Utilities 1.6%
Alliant Energy Corporation	3	188
AVANGRID, Inc.	1	43
CenterPoint Energy, Inc.	8	246
CMS Energy Corporation	4	247
Consolidated Edison, Inc.	5	451
DTE Energy Company	3	299
Eversource Energy	5	386
Exelon Corporation	13	564
Sempra Energy	4	648
Xcel Energy Inc.	7	512
		3,584
Total Common Stocks (cost $249,775)		227,937
SHORT TERM INVESTMENTS 0.0%
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (d) (e)	66	66
Total Short Term Investments (cost $66)		66
Total Investments 99.7% (cost $249,841)		228,003
Other Derivative Instruments (0.0)%		(3)
Other Assets and Liabilities, Net 0.3%		756
Total Net Assets 100.0%		228,756

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Morningstar U.S. Sustainability Index Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
The Bank of New York Mellon Corporation	676	96	607	4	(48)	(117)	—	—

JNL/Morningstar U.S. Sustainability Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	03/04/20	567	485	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Morningstar U.S. Sustainability Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	5	March 2023	992	(3)	(27)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Morningstar U.S. Sustainability Index Fund
Assets - Securities
Common Stocks	227,937	—	—	227,937
Short Term Investments	66	—	—	66
	228,003	—	—	228,003
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(27)	—	—	(27)
	(27)	—	—	(27)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Morningstar Wide Moat Index Fund
COMMON STOCKS 99.4%
Information Technology 32.2%
Adobe Inc. (a)	63	21,201
Applied Materials, Inc.	107	10,374
Fortinet, Inc. (a)	381	18,617
Guidewire Software, Inc. (a)	139	8,682
KLA Corporation	28	10,646
Lam Research Corporation	46	19,262
Microchip Technology Incorporated	146	10,246
Microsoft Corporation	80	19,217
Monolithic Power Systems, Inc.	27	9,589
NVIDIA Corporation	72	10,536
Salesforce, Inc. (a)	141	18,710
ServiceNow, Inc. (a)	48	18,729
Teradyne, Inc.	225	19,634
The Western Union Company	1,406	19,357
Tyler Technologies, Inc. (a)	59	19,126
Workday, Inc. - Class A (a)	122	20,457
		254,383
Industrials 18.1%
3M Company	160	19,193
Allegion Public Limited Company	107	11,262
Emerson Electric Co.	228	21,854
Equifax Inc.	104	20,187
Masco Corporation	399	18,601
Rockwell Automation, Inc.	39	10,083
The Boeing Company (a)	124	23,568
TransUnion	313	17,788
		142,536
Health Care 11.7%
Biogen Inc. (a)	80	22,180
Gilead Sciences, Inc.	147	12,580
Medtronic, Inc.	236	18,358
Veeva Systems Inc. - Class A (a)	116	18,754
Zimmer Biomet Holdings, Inc.	164	20,849
		92,721
Financials 11.5%
Berkshire Hathaway Inc. - Class B (a)	33	10,073
BlackRock, Inc.	15	10,865
Intercontinental Exchange, Inc.	96	9,882
MarketAxess Holdings Inc.	39	10,996
State Street Corporation	124	9,616
Tradeweb Markets Inc. - Class A	155	10,063
U.S. Bancorp	229	9,984
Wells Fargo & Company	458	18,917
		90,396
Consumer Discretionary 9.3%
Amazon.com, Inc. (a)	190	15,978
ETSY, Inc. (a)	169	20,216
MercadoLibre S.R.L (a)	22	18,596
Polaris Inc.	184	18,548
		73,338
Communication Services 9.3%
Alphabet Inc. - Class A (a)	200	17,679
Comcast Corporation - Class A	567	19,835
Meta Platforms, Inc. - Class A (a)	153	18,439
The Walt Disney Company (a)	197	17,114
		73,067
Materials 4.8%
Ecolab Inc.	128	18,697
International Flavors & Fragrances Inc.	183	19,208
		37,905
Utilities 1.3%
Dominion Energy, Inc.	172	10,544
Consumer Staples 1.2%
Kellogg Company	135	9,615
Total Common Stocks (cost $856,976)		784,505
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (c)	3,984	3,984
Total Short Term Investments (cost $3,984)		3,984
Total Investments 99.9% (cost $860,960)		788,489
Other Derivative Instruments (0.0)%		(14)
Other Assets and Liabilities, Net 0.1%		467
Total Net Assets 100.0%		788,942
(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Morningstar Wide Moat Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	27	March 2023	5,283	(14)	(71)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Morningstar Wide Moat Index Fund
Assets - Securities
Common Stocks	784,505	—	—	784,505
Short Term Investments	3,984	—	—	3,984
	788,489	—	—	788,489
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(71)	—	—	(71)
	(71)	—	—	(71)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Commodity Strategy Fund
CORPORATE BONDS AND NOTES 56.5%
Financials 30.7%
American Express Company
5.00%, (SOFR + 0.93%), 03/04/25 (a)	7,040	7,023
Bank of America Corporation
4.92%, (SOFR + 1.10%), 04/25/25 (a)	9,995	9,933
Blackstone Inc.
4.75%, 02/15/23 (b)	3,010	3,009
Capital One Financial Corporation
5.13%, (3 Month USD LIBOR + 0.72%), 01/30/23 (a)	560	560
5.31%, (SOFR + 1.35%), 05/09/25 (a)	5,798	5,723
Caterpillar Financial Services Corporation
4.44%, (SOFR + 0.27%), 09/13/24 (a)	4,071	4,041
Citigroup Inc.
5.75%, (3 Month USD LIBOR + 1.10%), 05/17/24 (a)	9,591	9,625
John Deere Capital Corporation
5.27%, (3 Month USD LIBOR + 0.55%), 06/07/23 (a)	460	461
3.75%, (SOFR + 0.12%), 07/10/23 (a)	2,000	1,996
3.83%, (SOFR + 0.20%), 10/11/24 (a)	3,507	3,469
JPMorgan Chase & Co.
4.88%, (SOFR + 0.58%), 06/23/25 (a)	9,680	9,493
Morgan Stanley
4.44%, (SOFR + 0.63%), 01/24/25 (a)	9,845	9,696
National Rural Utilities Cooperative Finance Corporation
4.34%, (SOFR + 0.40%), 08/07/23 (a)	1,690	1,685
4.04%, (SOFR + 0.33%), 10/18/24 (a)	6,000	5,926
Protective Life Global Funding
5.28%, (SOFR + 0.98%), 03/28/25 (a) (b)	2,375	2,351
Royal Bank of Canada
4.44%, (3 Month USD LIBOR + 0.36%), 01/17/23 (a) (c)	1,490	1,489
4.20%, (SOFR + 0.44%), 01/21/25 (a) (c)	1,940	1,896
The Bank of New York Mellon Corporation
3.98%, (SOFR + 0.20%), 10/25/24 (a)	3,553	3,507
The Goldman Sachs Group, Inc.
6.33%, (3 Month USD LIBOR + 1.60%), 11/29/23 (a)	9,720	9,792
The Toronto-Dominion Bank
4.30%, (SOFR + 0.48%), 01/27/23 (a) (c)	1,781	1,782
Toyota Motor Credit Corporation
4.95%, (SOFR + 0.65%), 12/29/23 (a)	4,885	4,883
4.92%, (SOFR + 0.62%), 03/22/24 (a)	1,890	1,886
Truist Bank
3.91%, (SOFR + 0.20%), 01/17/24 (a)	3,705	3,668
Truist Financial Corporation
4.53%, (SOFR + 0.40%), 06/09/25 (a)	5,729	5,605
Wells Fargo & Company
3.75%, 01/24/24	8,306	8,207
		117,706
Consumer Discretionary 4.9%
General Motors Financial Company, Inc.
3.25%, 01/05/23	3,590	3,590
Magallanes, Inc.
6.03%, (SOFR + 1.78%), 03/15/24 (a) (b)	3,140	3,130
Starbucks Corporation
4.38%, (SOFR + 0.42%), 02/14/24 (a)	5,625	5,592
Volkswagen Group of America, Inc.
5.06%, (SOFR + 0.95%), 06/07/24 (a) (b)	6,385	6,350
		18,662
Utilities 4.6%
CenterPoint Energy Resources Corp.
5.28%, (3 Month USD LIBOR + 0.50%), 03/02/23 (a)	1,810	1,809
Duke Energy Corporation
4.40%, (SOFR + 0.25%), 06/10/23 (a)	4,546	4,527
Florida Power & Light Company
4.21%, (SOFR + 0.25%), 05/10/23 (a)	3,242	3,236
Mississippi Power Company
4.60%, (SOFR + 0.30%), 06/28/24 (a)	1,710	1,680
NextEra Energy Capital Holdings, Inc.
4.31%, (SOFR + 0.40%), 11/03/23 (a)	5,914	5,890
PPL Electric Utilities Corporation
4.63%, (SOFR + 0.33%), 06/24/24 (a)	445	439
		17,581
Communication Services 4.4%
AT&T Inc.
4.94%, (SOFR + 0.64%), 03/25/24 (a)	8,740	8,690
Verizon Communications Inc.
4.80%, (SOFR + 0.50%), 03/22/24 (a)	8,285	8,228
		16,918
Health Care 4.3%
Baxter International Inc.
4.31%, (SOFR + 0.26%), 12/01/23 (a)	4,425	4,389
Roche Holdings, Inc.
4.71%, (SOFR + 0.56%), 03/10/25 (a) (b)	4,825	4,802
Thermo Fisher Scientific Inc.
4.10%, (SOFR + 0.39%), 10/18/23 (a)	3,435	3,419
Zoetis Inc.
3.25%, 02/01/23	3,855	3,850
		16,460
Industrials 2.3%
General Electric Capital Corporation
5.77%, (3 Month USD LIBOR + 1.00%), 03/15/23 (a)	4,390	4,385
Siemens Financieringsmaatschappij N.V.
4.58%, (SOFR + 0.43%), 03/11/24 (a) (b)	4,460	4,437
		8,822
Real Estate 1.9%
American Tower Corporation
3.50%, 01/31/23	1,575	1,573
Simon Property Group, L.P.
4.08%, (SOFR + 0.43%), 01/11/24 (a)	5,901	5,859
		7,432
Energy 1.6%
Enbridge Inc.
4.38%, (SOFR + 0.40%), 02/17/23 (a)	3,180	3,179
4.61%, (SOFR + 0.63%), 02/16/24 (a)	1,560	1,552
Total Capital International
2.70%, 01/25/23	1,382	1,381
		6,112
Information Technology 1.3%
Analog Devices, Inc.
3.85%, (SOFR + 0.25%), 10/01/24 (a)	2,655	2,615
Cisco Systems, Inc.
2.60%, 02/28/23	1,035	1,032
Oracle Corporation
2.63%, 02/15/23	1,165	1,162
		4,809
Consumer Staples 0.5%
GSK Consumer Healthcare Capital US LLC
5.19%, (SOFR + 0.89%), 03/24/24 (a)	1,855	1,863
Total Corporate Bonds And Notes (cost $216,974)		216,365
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 18.1%
Ally Auto Receivables Trust 2022-1
Series 2022-A2-1, 2.67%, 11/15/23	2,138	2,117
BMW Vehicle Owner Trust 2022-A
Series 2022-A2A-A, REMIC, 2.52%, 10/25/23	1,460	1,445
Capital One Multi-Asset Execution Trust
Series 2017-A5-A5, 4.90%, (1 Month USD LIBOR + 0.58%), 09/16/24 (a)	5,000	4,978
Capital One Prime Auto Receivables Trust 2022-1
Series 2022-A2-1, 2.71%, 06/16/25	3,011	2,970
CCG Receivables Trust 2021-2
Series 2021-A2-2, 0.54%, 03/14/29	1,171	1,116
Citibank Credit Card Issuance Trust
Series 2017-A5-A5, 4.98%, (1 Month USD LIBOR + 0.62%), 04/22/24 (a)	4,000	3,997
DLLST 2022-1 LLC
Series 2022-A2-1A, 2.79%, 01/22/24	1,644	1,630
Ford Credit Auto Lease Trust 2022-A
Series 2022-A2A-A, 2.78%, 10/15/24	3,100	3,073

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Ford Credit Auto Owner Trust 2022-B
Series 2022-A2A-B, 3.44%, 02/15/25	6,929	6,872
GM Financial Automobile Leasing Trust 2022-2
Series 2022-A2-2, REMIC, 2.93%, 10/21/24	1,684	1,664
GM Financial Consumer Automobile Receivables Trust 2022-2
Series 2022-A2-2, 2.52%, 05/16/25	118	117
GM Financial Consumer Automobile Receivables Trust 2022-3
Series 2022-A2A-3, REMIC, 3.50%, 09/16/25	7,204	7,131
GreatAmerica Financial Services Corporation
Series 2021-A2-2, 0.38%, 09/15/23	196	193
HPEFS Equipment Trust 2022-1
Series 2022-A2-1A, 1.02%, 09/20/23	601	593
Hyundai Auto Lease Securitization Trust 2022-B
Series 2022-A2A-B, REMIC, 2.75%, 12/15/23	1,136	1,122
Hyundai Auto Lease Securitization Trust 2022-C
Series 2022-A2A-C, 4.34%, 04/15/24	2,867	2,842
Hyundai Auto Receivables Trust 2021-C
Series 2021-A2A-C, 0.36%, 06/15/23	645	637
Mercedes-Benz Auto Receivables Trust 2022-1
Series 2022-A2-1, 5.26%, 06/17/24	2,601	2,606
Nissan Auto Lease Trust 2022-A
Series 2022-A2A-A, REMIC, 3.45%, 11/15/23	2,615	2,594
Nissan Auto Receivables 2022-B Owner Trust
Series 2022-A2-B, 4.50%, 05/15/24	1,532	1,526
Santander Retail Auto Lease Trust 2022-A
Series 2022-A2-A, 0.97%, 02/20/24	991	967
Trillium Credit Card Trust II
Series 2021-A-2A, 4.10%, (SOFR 30-Day Average + 0.22%), 10/26/23 (a)	1,600	1,598
Verizon Master Trust
Series 2022-A1B-7, 4.40%, (SOFR 30-Day Average + 0.85%), 11/20/24 (a)	2,028	2,019
Verizon Owner Trust 2019-C
Series 2019-A1B-C, 4.77%, (1 Month USD LIBOR + 0.42%), 04/22/24 (a)	10	10
Verizon Owner Trust 2020-A
Series 2020-A1A-A, 1.85%, 07/20/24	761	756
Verizon Owner Trust 2020-C
Series 2020-A-C, 0.41%, 12/20/23	1,527	1,503
Volkswagen Auto Lease Trust 2022-A
Series 2022-A2-A, 3.02%, 01/20/24	5,798	5,722
World Omni Auto Receivables Trust 2020-C
Series 2020-A3-C, 0.48%, 11/17/25	1,652	1,611
World Omni Auto Receivables Trust 2022-B
Series 2022-A2A-B, 2.77%, 10/15/25	3,261	3,211
World Omni Auto Receivables Trust 2022-D
Series 2022-A2A-D, 5.51%, 03/16/26	2,718	2,720
Total Non-U.S. Government Agency Asset-Backed Securities (cost $69,933)		69,340
GOVERNMENT AND AGENCY OBLIGATIONS 0.2%
U.S. Government Agency Obligations 0.2%
Federal Home Loan Mortgage Corporation
0.38%, 04/20/23 (d)	900	889
Total Government And Agency Obligations (cost $900)		889
SHORT TERM INVESTMENTS 16.4%
Investment Companies 11.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (e) (f)	42,652	42,652
U.S. Treasury Bill 5.2%
Treasury, United States Department of
3.56%, 02/09/23	20,000	19,920
Total Short Term Investments (cost $62,576)		62,572
Total Investments 91.2% (cost $350,383)		349,166
Other Derivative Instruments 1.7%		6,409
Other Assets and Liabilities, Net 7.1%		27,192
Total Net Assets 100.0%		382,767

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $24,079 and 6.3% of the Fund.

(c) Convertible security.

(d) The security is a direct debt of the agency and not collateralized by mortgages.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Neuberger Berman Commodity Strategy Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Aluminum	211	April 2023	12,664	(78)	(78)
Brent Crude	311	March 2023	24,115	703	2,404
Coffee C	112	May 2023	6,975	(118)	37
Copper	180	May 2023	17,486	(59)	(321)
Corn	672	March 2023	22,940	(34)	(142)
Cotton No. 2	96	May 2023	3,908	35	98
Crude Oil, WTI	371	May 2023	27,299	738	2,548
Gasoline, RBOB	81	March 2023	8,267	337	164
Gold, 100 Oz.	307	February 2023	53,037	6	3,027
KC HRW Wheat	158	May 2023	6,548	166	422
Lean Hogs	162	June 2023	6,734	34	341
Live Cattle	237	July 2023	14,841	(31)	121
Low Sulfur Gasoil	141	March 2023	13,314	18	(871)
Natural Gas	883	April 2023	36,495	(71)	(1,908)
New York Harbor ULSD	74	March 2023	8,665	110	1,216
Nickel	77	May 2023	13,904	52	51
Silver	157	March 2023	17,276	(165)	1,596
Soybean	299	July 2023	22,457	97	465

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Neuberger Berman Commodity Strategy Fund — Futures Contracts (continued)
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Soybean Meal	306	March 2023	14,278	383	135
Soybean Oil	329	March 2023	12,012	(452)	635
Sugar No. 11	535	July 2023	11,119	(120)	98
Wheat	273	July 2023	10,455	242	505
Zinc	128	May 2023	10,416	(1,855)	(944)
				(62)	9,599

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Neuberger Berman Commodity Strategy Fund
Assets - Securities
Corporate Bonds And Notes	—	216,365	—	216,365
Non-U.S. Government Agency Asset-Backed Securities	—	69,340	—	69,340
Government And Agency Obligations	—	889	—	889
Short Term Investments	42,652	19,920	—	62,572
	42,652	306,514	—	349,166
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	13,863	—	—	13,863
	13,863	—	—	13,863
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(4,264)	—	—	(4,264)
	(4,264)	—	—	(4,264)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Gold Plus Strategy Fund
GOVERNMENT AND AGENCY OBLIGATIONS 27.3%
U.S. Government Agency Obligations 27.3%
Federal Farm Credit Banks Funding Corporation
1.60%, 08/14/23 (a)	1,600	1,569
Federal Home Loan Bank of Pittsburgh
3.38%, 09/01/23 (a)	1,600	1,583
Federal Home Loan Mortgage Corporation
0.38%, 05/05/23 (a)	500	493
0.25%, 08/24/23 (a)	910	884
Total Government And Agency Obligations (cost $4,563)		4,529
CORPORATE BONDS AND NOTES 25.2%
Financials 12.7%
American Express Company
4.14%, (SOFR + 0.23%), 11/03/23 (b)	55	55
5.00%, (SOFR + 0.93%), 03/04/25 (b)	205	204
Bank of America Corporation
4.92%, (SOFR + 1.10%), 04/25/25 (b)	320	318
Caterpillar Financial Services Corporation
4.22%, (SOFR + 0.25%), 05/17/24 (b)	175	174
JPMorgan Chase & Co.
4.88%, (SOFR + 0.58%), 06/23/25 (b)	325	319
Morgan Stanley
4.44%, (SOFR + 0.63%), 01/24/25 (b)	325	320
The Goldman Sachs Group, Inc.
6.33%, (3 Month USD LIBOR + 1.60%), 11/29/23 (b)	315	317
Toyota Motor Credit Corporation
4.92%, (SOFR + 0.62%), 03/22/24 (b)	400	399
		2,106
Communication Services 3.1%
AT&T Inc.
4.94%, (SOFR + 0.64%), 03/25/24 (b)	345	343
Verizon Communications Inc.
4.80%, (SOFR + 0.50%), 03/22/24 (b)	170	169
		512
Health Care 2.2%
Roche Holdings, Inc.
4.71%, (SOFR + 0.56%), 03/10/25 (b) (c)	200	199
Thermo Fisher Scientific Inc.
4.10%, (SOFR + 0.39%), 10/18/23 (b)	170	169
		368
Information Technology 1.9%
Analog Devices, Inc.
3.85%, (SOFR + 0.25%), 10/01/24 (b)	325	320
Energy 1.6%
Enbridge Inc.
4.61%, (SOFR + 0.63%), 02/16/24 (b)	260	259
Consumer Discretionary 1.6%
Volkswagen Group of America, Inc.
5.06%, (SOFR + 0.95%), 06/07/24 (b) (c)	260	258
Real Estate 1.0%
Simon Property Group, L.P.
4.08%, (SOFR + 0.43%), 01/11/24 (b)	170	169
Industrials 0.7%
General Electric Capital Corporation
5.77%, (3 Month USD LIBOR + 1.00%), 03/15/23 (b)	120	120
Utilities 0.4%
Florida Power & Light Company
4.21%, (SOFR + 0.25%), 05/10/23 (b)	75	75
Total Corporate Bonds And Notes (cost $4,207)		4,187
SHORT TERM INVESTMENTS 38.6%
U.S. Treasury Bill 27.0%
Treasury, United States Department of
3.31%, 01/03/23	1,600	1,600
4.26%, 03/02/23	2,000	1,986
4.35%, 03/23/23	900	892
		4,478
Investment Companies 11.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	1,930	1,930
Total Short Term Investments (cost $6,407)		6,408
Total Investments 91.1% (cost $15,177)		15,124
Other Derivative Instruments 0.0%		5
Other Assets and Liabilities, Net 8.9%		1,471
Total Net Assets 100.0%		16,600

(a) The security is a direct debt of the agency and not collateralized by mortgages.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $457 and 2.8% of the Fund.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Neuberger Berman Gold Plus Strategy Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Bitcoin	6	January 2023	501	5	(6)
Gold, 100 Oz.	83	February 2023	14,372	2	786
Palladium	2	March 2023	376	(4)	(16)
Platinum	7	April 2023	357	5	22
Silver	3	March 2023	323	(3)	38
				5	824

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Neuberger Berman Gold Plus Strategy Fund
Assets - Securities
Government And Agency Obligations	—	4,529	—	4,529
Corporate Bonds And Notes	—	4,187	—	4,187
Short Term Investments	1,930	4,478	—	6,408
	1,930	13,194	—	15,124
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	846	—	—	846
	846	—	—	846
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(22)	—	—	(22)
	(22)	—	—	(22)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Strategic Income Fund
CORPORATE BONDS AND NOTES 54.1%
Financials 14.1%
1MDB Global Investments Limited
4.40%, 03/09/23 (a)	1,000	975
ABN AMRO Bank N.V.
3.32%, 03/13/37 (b) (c)	1,400	1,012
AerCap Ireland Capital Designated Activity Company
3.30%, 01/30/32	1,820	1,422
Alliant Holdings Intermediate, LLC
6.75%, 10/15/27 (c)	1,120	1,009
Ally Financial Inc.
4.70%, (100, 05/15/26) (d)	830	550
5.75%, 11/20/25	270	262
American Express Company
3.55%, (100, 09/15/26) (d)	540	445
AmWINS Group, Inc.
4.88%, 06/30/29 (c)	740	635
AssuredPartners, Inc.
7.00%, 08/15/25 (c)	880	856
5.63%, 01/15/29 (c)	1,010	839
Banco Bilbao Vizcaya Argentaria, S.A.
6.50%, (100, 03/05/25) (b) (d)	200	192
Banco do Brasil S.A
6.25%, (100, 04/15/24) (a) (d)	550	505
Banco Santander, S.A.
7.50%, (100, 02/08/24) (a) (b) (d)	800	781
5.15%, 08/18/25 (b)	1,000	989
Bank of America Corporation
4.30%, (100, 01/28/25) (d)	287	250
4.38%, (100, 01/27/27) (d)	920	782
5.88%, (100, 03/15/28) (d)	330	291
6.13%, (100, 04/27/27) (d)	820	801
6.25%, (100, 09/05/24) (d)	467	450
1.84%, 02/04/25	2,680	2,567
4.95%, 07/22/28	1,440	1,407
5.02%, 07/22/33	1,990	1,888
2.48%, 09/21/36	2,775	2,046
Barclays PLC
4.38%, (100, 03/15/28) (b) (d)	2,065	1,578
8.00%, (100, 03/15/29) (b) (d)	390	367
5.50%, 08/09/28 (b)	1,455	1,409
BNP Paribas
4.50%, (100, 02/25/30) (b) (c) (d)	450	346
4.63%, (100, 02/25/31) (c) (d)	1,540	1,239
7.38%, (100, 08/19/25) (b) (c) (d)	342	338
9.25%, (100, 11/17/27) (b) (c) (d)	385	401
BPCE
3.65%, 01/14/37 (c)	1,550	1,160
Capital One Financial Corporation
3.95%, (100, 09/01/26) (d)	1,405	1,108
Citigroup Inc.
3.88%, (100, 02/18/26) (d)	225	192
4.00%, (100, 12/10/25) (d)	220	192
4.15%, (100, 11/15/26) (d)	935	770
4.70%, (100, 01/30/25) (d)	305	254
5.00%, (100, 09/12/24) (d)	403	359
3.29%, 03/17/26	1,550	1,466
Citizens Financial Group, Inc.
4.00%, (100, 10/06/26) (d)	215	174
6.00%, (100, 07/06/23) (d)	275	253
6.38%, (100, 04/06/24) (d)	368	338
Commerzbank Aktiengesellschaft
7.00%, (100, 04/09/25) (a) (d)	400	378
Corebridge Financial, Inc.
4.35%, 04/05/42 (c)	835	683
Credit Suisse Group AG
5.10%, (100, 01/24/30) (c) (d)	265	154
5.25%, (100, 02/11/27) (c) (d)	950	624
6.38%, (100, 08/21/26) (c) (d)	307	221
9.75%, (100, 06/23/27) (c) (d)	970	853
3.09%, 05/14/32 (c)	1,860	1,292
9.02%, 11/15/33 (b) (c)	1,015	1,043
Discover Financial Services
5.50%, (100, 10/30/27) (d)	1,326	1,060
Emirates NBD Bank PJSC
6.13%, (100, 03/20/25) (a) (d)	575	566
Encore Capital Group, Inc.
5.38%, 02/15/26, GBP (a)	165	179
4.25%, 06/01/28, GBP (a)	480	445
Fifth Third Bancorp
5.10%, (100, 06/30/23) (d)	547	521
Ford Motor Credit Company LLC
5.13%, 06/16/25	235	227
3.38%, 11/13/25	245	222
4.39%, 01/08/26	55	51
4.13%, 08/17/27	35	31
7.35%, 11/04/27	335	343
5.11%, 05/03/29	495	448
4.00%, 11/13/30	320	263
3.63%, 06/17/31	145	114
Global Aviation Leasing Co., Ltd.
7.25%, 09/15/24 (c) (e) (f)	2,269	1,934
Grupo Aval Acciones y Valores S.A.
4.38%, 02/04/30 (c)	390	317
GTCR (AP) Finance Inc.
8.00%, 05/15/27 (c)	390	374
HSBC Holdings PLC
4.00%, (100, 03/09/26) (b) (d)	450	389
4.70%, (100, 03/09/31) (b) (d)	410	325
HUB International Limited
7.00%, 05/01/26 (c)	260	255
Huntington Bancshares Incorporated
5.63%, (100, 07/15/30) (d)	475	443
5.70%, (100, 04/15/23) (d)	504	469
ING Groep N.V.
3.88%, (100, 05/16/27) (b) (d)	1,460	1,066
5.75%, (100, 11/16/26) (b) (d)	846	752
6.50%, (100, 04/16/25) (b) (d)	245	232
Intesa Sanpaolo SPA
8.25%, 11/21/33 (c)	1,045	1,060
JPMorgan Chase & Co.
3.65%, (100, 06/01/26) (d)	200	170
4.60%, (100, 02/01/25) (d)	552	490
7.02%, (3 Month USD LIBOR + 2.58%), (100, 02/01/23) (d) (g)	459	453
1.56%, 12/10/25	2,065	1,914
4.85%, 07/25/28	1,440	1,406
Liberty Mutual Group Inc.
4.13%, 12/15/51 (c)	690	559
Lloyds Banking Group PLC
7.50%, (100, 06/27/24) (b) (d)	863	841
M&T Bank Corporation
3.50%, (100, 09/01/26) (d)	1,095	852
Morgan Stanley
2.48%, 09/16/36	2,775	2,017
MSCI Inc.
3.63%, 09/01/30 - 11/01/31 (c)	335	278
3.25%, 08/15/33 (c)	175	135
NatWest Group PLC
4.60%, (100, 06/28/31) (b) (d)	935	672
6.00%, (100, 12/29/25) (b) (d)	595	550
3.03%, 11/28/35 (b)	3,060	2,242
Nordea Bank Abp
3.75%, (100, 03/01/29) (b) (c) (d)	1,015	782
OneMain Finance Corporation
6.88%, 03/15/25	1,185	1,139
7.13%, 03/15/26	1,455	1,383
3.50%, 01/15/27	740	613
3.88%, 09/15/28	905	720
4.00%, 09/15/30	330	247
Royal Bank of Canada
3.38%, 04/14/25 (b)	1,025	992
Skandinaviska Enskilda Banken AB
5.13%, (100, 05/13/25) (a) (b) (d)	800	745
Societe Generale
4.75%, (100, 05/26/26) (b) (c) (d)	330	280

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Standard Chartered PLC
4.30%, (100, 08/19/28) (b) (c) (d)	1,180	906
Starwood Property Trust, Inc.
5.50%, 11/01/23 (c)	585	581
3.75%, 12/31/24 (c)	235	222
4.75%, 03/15/25	860	823
SVB Financial Group
4.25%, (100, 11/15/26) (d)	1,560	1,030
The Bank of New York Mellon Corporation
3.70%, (100, 03/20/26) (d)	143	128
3.75%, (100, 12/20/26) (d)	1,935	1,569
The Charles Schwab Corporation
4.00%, (100, 12/01/30) (d)	1,617	1,281
The Goldman Sachs Group, Inc.
3.65%, (100, 08/10/26) (d)	420	340
3.80%, (100, 05/10/26) (d)	200	164
4.13%, (100, 11/10/26) (d)	770	641
4.95%, (100, 02/10/25) (d)	225	205
5.50%, (100, 08/10/24) (d) (h)	156	151
1.76%, 01/24/25	2,680	2,565
The PNC Financial Services Group, Inc.
3.40%, (100, 09/15/26) (d)	1,555	1,231
5.00%, (100, 11/01/26) (d)	90	78
Truist Financial Corporation
5.10%, (100, 03/01/30) (d)	1,180	1,103
7.87%, (3 Month USD LIBOR + 3.10%), (100, 03/15/23) (d) (g) (h)	308	305
U.S. Bancorp
3.70%, (100, 01/15/27) (d)	1,480	1,218
UBS Group AG
4.38%, (100, 02/10/31) (c) (d)	200	152
4.88%, (100, 02/12/27) (c) (d)	445	377
4.70%, 08/05/27 (b) (c)	1,470	1,421
UBS Group Funding (Switzerland) AG
6.88%, (100, 08/07/25) (a) (b) (d)	1,066	1,041
UniCredit S.p.A.
8.00%, (100, 06/03/24) (a) (b) (d)	200	191
VistaJet Malta Finance P.L.C.
7.88%, 05/01/27 (c)	725	656
6.38%, 02/01/30 (c)	700	562
Wells Fargo & Company
3.90%, (100, 03/15/26) (d)	810	703
5.90%, (100, 06/15/24) (d)	384	344
Westpac Banking Corporation
3.02%, 11/18/36	1,515	1,121
		90,821
Communication Services 7.7%
Altice Financing S.A.
4.25%, 08/15/29, EUR (a)	700	601
Altice France
6.00%, 02/15/28 (c)	2,390	1,411
4.13%, 01/15/29, EUR (a)	730	593
Altice France Holding S.A.
8.00%, 05/15/27, EUR (a)	200	158
5.50%, 01/15/28 (c)	630	495
4.00%, 02/15/28, EUR (a)	100	68
AMC Networks, Inc.
4.25%, 02/15/29	335	209
AT&T Inc.
4.50%, 03/09/48	2,299	1,874
3.65%, 06/01/51	715	507
3.50%, 09/15/53	2,590	1,764
C&W Senior Financing Designated Activity Company
6.88%, 09/15/27 (c)	260	241
Cars.com Inc.
6.38%, 11/01/28 (c)	420	374
CCO Holdings, LLC
5.00%, 02/01/28 (c)	385	350
4.75%, 03/01/30 (c)	825	713
4.50%, 08/15/30 (c)	905	749
4.25%, 02/01/31 (c)	460	369
4.75%, 02/01/32 (c)	1,105	896
4.50%, 05/01/32	175	139
4.50%, 06/01/33 (c)	180	139
4.25%, 01/15/34 (c)	335	248
Charter Communications Operating, LLC
4.80%, 03/01/50	1,895	1,385
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/27 (c)	128	111
Comcast Corporation
2.94%, 11/01/56	4,370	2,747
Commscope Technologies LLC
5.00%, 03/15/27 (c)	280	192
Commscope, Inc.
7.13%, 07/01/28 (c)	535	385
Consolidated Communications, Inc.
5.00%, 10/01/28 (c)	300	221
6.50%, 10/01/28 (c)	340	265
CSC Holdings, LLC
7.50%, 04/01/28 (c)	200	136
5.75%, 01/15/30 (c)	2,790	1,578
4.63%, 12/01/30 (c)	955	526
Cumulus Media New Holdings Inc.
6.75%, 07/01/26 (c) (h)	194	163
DISH DBS Corporation
7.38%, 07/01/28	750	530
5.13%, 06/01/29	540	348
Dish Network Corporation
2.38%, 03/15/24 (b)	640	579
3.38%, 08/15/26 (b)	350	220
DKT Finance ApS
7.00%, 06/17/23, EUR (a)	140	149
Eircom Limited
3.50%, 05/15/26, EUR (a)	290	279
Frontier Communications Holdings, LLC
5.88%, 11/01/29	605	469
6.00%, 01/15/30 (c)	345	271
8.75%, 05/15/30 (c)	320	327
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (c)	280	261
5.00%, 05/01/28 (c)	355	310
6.75%, 05/01/29 (c)	525	434
Iliad Holding
5.63%, 10/15/28, EUR (a)	393	380
7.00%, 10/15/28 (c)	305	277
Level 3 Financing, Inc.
4.63%, 09/15/27 (c)	700	584
3.63%, 01/15/29 (c)	535	391
3.75%, 07/15/29 (c)	150	108
Live Nation Entertainment, Inc.
4.88%, 11/01/24 (c)	335	325
5.63%, 03/15/26 (c)	630	598
6.50%, 05/15/27 (c)	930	910
Lorca Telecom Bondco SA.
4.00%, 09/18/27, EUR (a)	1,025	981
4.00%, 09/18/27, EUR (c)	200	191
MVC Acquisition Corp.
5.75%, 08/01/28 (c)	330	278
8.00%, 08/01/29 (c)	420	348
Netflix, Inc.
5.88%, 11/15/28	105	107
6.38%, 05/15/29	100	103
Northwest Fiber, LLC
4.75%, 04/30/27 (c)	645	564
6.00%, 02/15/28 (c) (h)	470	363
Outfront Media Capital Corporation
5.00%, 08/15/27 (c)	92	83
Oztel Holdings SPC Limited
6.63%, 04/24/28 (c)	720	722
Paramount Global
4.20%, 05/19/32	1,825	1,490
6.38%, 03/30/62	2,130	1,731
PLT VII Finance S.a r.l.
4.63%, 01/05/26, EUR (a)	230	231
Radiate HoldCo, LLC
4.50%, 09/15/26 (c)	445	327
Rogers Communications Inc.
3.80%, 03/15/32 (c)	740	639
4.55%, 03/15/52 (c)	2,060	1,607

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
SES
5.63%, (100, 01/29/24), EUR (a) (d)	100	104
Sirius XM Radio Inc.
3.13%, 09/01/26 (c)	665	590
5.00%, 08/01/27 (c)	110	102
5.50%, 07/01/29 (c)	1,080	987
4.13%, 07/01/30 (c)	970	801
3.88%, 09/01/31 (c)	315	249
Sprint Capital Corporation
8.75%, 03/15/32	140	167
Sprint Corporation
7.63%, 02/15/25	50	52
Summer (BC) Bidco B LLC
5.50%, 10/31/26 (c)	485	393
T-Mobile USA, Inc.
2.25%, 02/15/26	665	606
3.38%, 04/15/29	335	295
4.50%, 04/15/50	1,270	1,051
3.40%, 10/15/52	2,365	1,606
United Group B.V.
4.00%, 11/15/27, EUR (a)	335	265
3.63%, 02/15/28, EUR (a)	180	139
Verizon Communications Inc.
2.36%, 03/15/32	2,255	1,791
2.99%, 10/30/56	1,370	841
Virgin Media Finance PLC
5.00%, 07/15/30 (c)	205	165
Virgin Media Secured Finance PLC
5.50%, 05/15/29 (c)	620	557
Virgin Media Vendor Financing Notes III Designated Activity Company
4.88%, 07/15/28, GBP (a)	585	572
Virgin Media Vendor Financing Notes IV Designated Activity Company
5.00%, 07/15/28 (c)	635	555
Zayo Group Holdings, Inc.
6.13%, 03/01/28 (c)	360	205
Ziff Davis, Inc.
4.63%, 10/15/30 (c)	305	258
Ziggo Bond Company B.V.
3.38%, 02/28/30, EUR (a)	681	523
		49,996
Energy 7.1%
Antero Midstream Partners LP
5.75%, 01/15/28 (c)	275	256
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (c)	350	341
8.25%, 12/31/28 (c)	660	648
5.88%, 06/30/29 (c)	705	629
Bip-V Chinook
5.50%, 06/15/31 (c)	1,120	981
BP Capital Markets P.L.C.
4.88%, (100, 03/22/30) (d)	2,835	2,482
Buckeye Partners, L.P.
5.85%, 11/15/43	180	134
5.60%, 10/15/44	725	526
Callon Petroleum Company
8.00%, 08/01/28 (c)	330	313
7.50%, 06/15/30 (c)	350	321
Comstock Resources, Inc.
6.75%, 03/01/29 (c)	1,452	1,311
CrownRock, L.P.
5.63%, 10/15/25 (c)	190	183
DCP Midstream, LP
5.85%, 05/21/43 (c)	475	463
DT Midstream, Inc.
4.13%, 06/15/29 (c)	1,050	901
Ecopetrol S.A.
5.88%, 05/28/45	345	241
Enbridge Inc.
2.50%, 02/14/25	1,370	1,294
Energy Transfer LP
6.63%, (100, 02/15/28) (d)	3,465	2,536
7.13%, (100, 05/15/30) (d)	4,615	3,855
Enterprise Products Operating LLC
4.20%, 01/31/50	1,890	1,489
EQM Midstream Partners, LP
6.00%, 07/01/25 (c)	206	200
7.50%, 06/01/27 - 06/01/30 (c)	330	321
6.50%, 07/01/27 (c)	205	196
5.50%, 07/15/28	1,230	1,099
4.50%, 01/15/29 (c)	235	199
4.75%, 01/15/31 (c)	280	231
EQT Corporation
5.70%, 04/01/28	750	746
FS Luxembourg S.a r.l.
10.00%, 12/15/25 (c)	110	110
Genesis Energy, L.P.
6.50%, 10/01/25	330	314
6.25%, 05/15/26	595	546
8.00%, 01/15/27	325	306
7.75%, 02/01/28	490	452
Harvest Midstream I, L.P.
7.50%, 09/01/28 (c)	1,065	1,022
Hess Corporation
5.60%, 02/15/41	425	396
Hilcorp Energy I, L.P.
6.25%, 11/01/28 (c)	125	113
5.75%, 02/01/29 (c)	250	223
6.00%, 02/01/31 (c)	276	234
ITT Holdings LLC
6.50%, 08/01/29 (c)	645	544
Kinder Morgan, Inc.
5.55%, 06/01/45	2,025	1,850
Kinetik Holdings LP
5.88%, 06/15/30 (c)	350	328
Leeward Renewable Energy Operations, LLC
4.25%, 07/01/29 (c)	425	368
Medco Bell PTE. LTD.
6.38%, 01/30/27 (c)	330	299
MV24 Capital B.V.
6.75%, 06/01/34 (c)	188	172
Nabors Industries Ltd
7.25%, 01/15/26 (c)	425	402
National company KazMunayGaz JSC
5.75%, 04/19/47 (c)	375	291
New Fortress Energy Inc.
6.75%, 09/15/25 (c)	705	668
6.50%, 09/30/26 (c)	1,170	1,090
Northern Oil and Gas Incorporated
8.13%, 03/01/28 (c)	685	657
NuStar Logistics, L.P.
5.75%, 10/01/25	605	584
Occidental Petroleum Corporation
5.88%, 09/01/25	590	591
5.50%, 12/01/25	455	454
5.55%, 03/15/26	180	179
8.88%, 07/15/30	170	192
6.13%, 01/01/31	230	233
6.60%, 03/15/46	400	412
PDC Energy, Inc.
5.75%, 05/15/26	350	333
Petrobras Global Finance B.V.
5.50%, 06/10/51 (h)	105	81
Petroleos de Venezuela, S.A.
0.00%, 05/16/24 - 04/12/27 (a) (i) (j) (k)	6,339	271
Petroleos Mexicanos
6.35%, 02/12/48	505	310
7.69%, 01/23/50	1,250	866
Plains All American Pipeline, L.P.
3.55%, 12/15/29	1,165	1,012
PT Pertamina (Persero)
6.45%, 05/30/44 (c)	260	260
Repsol International Finance B.V.
4.25%, (100, 09/11/28), EUR (a) (d)	130	124
Southwestern Energy Company
5.38%, 03/15/30	310	282
4.75%, 02/01/32	915	781

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Summit Midstream Holdings, LLC
5.75%, 04/15/25	190	160
8.50%, 10/15/26 (c)	1,230	1,168
Sunnova Energy Corporation
5.88%, 09/01/26 (c) (h)	1,090	974
Tallgrass Energy Partners, LP
7.50%, 10/01/25 (c)	1,055	1,064
6.00%, 03/01/27 (c)	560	524
5.50%, 01/15/28 (c)	875	778
6.00%, 12/31/30 - 09/01/31 (c)	1,475	1,278
Targa Resources Partners LP
6.50%, 07/15/27	45	45
5.00%, 01/15/28	50	48
6.88%, 01/15/29	45	45
Western Midstream Operating, LP
4.30%, 02/01/30 (e) (l)	500	438
WPX Energy, Inc.
5.25%, 09/15/24	115	108
		45,876
Consumer Discretionary 5.5%
Accor
2.63%, (100, 01/30/25), EUR (a) (d)	300	263
Adient Global Holdings Ltd
3.50%, 08/15/24, EUR (a)	300	307
AFFLELOU
4.25%, 05/19/26, EUR (a)	175	166
Allwyn International a.s.
3.88%, 02/15/27, EUR (a)	245	236
Aramark International Finance S.a r.l.
3.13%, 04/01/25, EUR (a)	277	282
Aramark Services, Inc.
5.00%, 04/01/25 (c)	630	616
5.00%, 02/01/28 (c)	640	598
Asbury Automotive Group, Inc.
4.63%, 11/15/29 (c)	75	63
5.00%, 02/15/32 (c)	420	346
B&M European Value Retail S.A.
3.63%, 07/15/25, GBP (a)	124	140
Caesars Entertainment, Inc.
4.63%, 10/15/29 (c) (h)	650	529
Carnival Corporation
7.63%, 03/01/26 (c) (h)	670	535
5.75%, 03/01/27 (c)	350	250
9.88%, 08/01/27 (c)	945	895
4.00%, 08/01/28 (c)	165	134
Carnival Holdings Bermuda Ltd.
10.38%, 05/01/28 (c)	435	447
CD&R Smokey Buyer Inc
6.75%, 07/15/25 (c)	625	539
Churchill Downs Incorporated
5.50%, 04/01/27 (c)	330	314
Cirsa Finance International
4.75%, 05/22/25, EUR (a)	209	211
Clarios Global LP
4.38%, 05/15/26, EUR (a)	455	446
Discovery Communications, LLC
4.65%, 05/15/50	1,775	1,232
Dufry One B.V.
2.00%, 02/15/27, EUR (a)	230	200
3.38%, 04/15/28, EUR (a)	755	668
EG Global Finance PLC
3.63%, 02/07/24, EUR (a)	100	101
4.38%, 02/07/25, EUR (a)	255	236
Eldorado Resorts, Inc.
6.25%, 07/01/25 (c)	555	540
8.13%, 07/01/27 (c)	740	728
Faurecia
2.38%, 06/15/27, EUR (a)	150	134
3.75%, 06/15/28, EUR (a)	100	91
Ford Motor Company
9.63%, 04/22/30	415	470
3.25%, 02/12/32	185	139
4.75%, 01/15/43	180	129
5.29%, 12/08/46	1,695	1,299
General Motors Company
5.15%, 04/01/38	1,775	1,543
General Motors Financial Company, Inc.
3.80%, 04/07/25	1,685	1,628
Hanesbrands Inc.
4.88%, 05/15/26 (c)	455	409
IHO Verwaltungs GmbH
3.88%, 05/15/27, EUR (a) (f)	200	180
Jaguar Land Rover Automotive PLC
7.75%, 10/15/25 (c)	520	483
4.50%, 01/15/26, EUR (a)	170	156
4.50%, 07/15/28, EUR (a) (h)	470	380
KB Home
7.25%, 07/15/30	330	320
4.00%, 06/15/31	140	113
LHMC Finco 2 S.A R.L.
8.00%, 10/02/25, EUR (a) (e) (f)	100	92
Lions Gate Capital Holdings LLC
5.50%, 04/15/29 (c)	875	507
Lowe`s Companies, Inc.
4.45%, 04/01/62	1,085	850
Magallanes, Inc.
5.14%, 03/15/52 (c)	2,610	1,916
Magnum Management Corporation
5.38%, 04/15/27	165	158
5.25%, 07/15/29	150	135
Maison Finco PLC
6.00%, 10/31/27, GBP (a)	104	91
Maxeda DIY Holding B.V.
5.88%, 10/01/26, EUR (a)	169	124
MCE Finance Limited
5.63%, 07/17/27 (c)	595	511
Motion Bondco Designated Activity Company
4.50%, 11/15/27, EUR (a)	120	104
NCL Corporation Ltd.
3.63%, 12/15/24 (c)	460	394
5.88%, 03/15/26 - 02/15/27 (c)	440	370
Next Group PLC
3.63%, 05/18/28, GBP (a) (h)	300	319
Ockenfels Group GmbH & Co. KG
5.25%, 04/30/29, EUR (a)	130	119
Pinnacle Bidco PLC
6.38%, 02/15/25, GBP (a)	295	308
Playtech PLC
4.25%, 03/07/26, EUR (a)	230	231
Restaurant Brands International Limited Partnership
4.00%, 10/15/30 (c)	700	568
Royal Caribbean Cruises Ltd.
5.50%, 08/31/26 - 04/01/28 (c)	1,755	1,430
Schaeffler AG
3.38%, 10/12/28, EUR (a)	300	278
Seaworld Entertainment, Inc.
5.25%, 08/15/29 (c)	460	401
Shea Homes Limited Partnership, A California Limited Partnership
4.75%, 02/15/28	650	568
Six Flags Operations Inc.
4.88%, 07/31/24 (c)	280	270
5.50%, 04/15/27 (c) (h)	335	302
Taylor Morrison Communities, Inc.
5.88%, 06/15/27 (c)	170	164
5.75%, 01/15/28 (c)	215	202
The Goodyear Tire & Rubber Company
5.00%, 05/31/26 (h)	505	477
5.00%, 07/15/29	940	784
Toll Brothers Finance Corp.
4.35%, 02/15/28	160	146
White Cap Parent, LLC
8.25%, 03/15/26 (c) (f)	420	363
Wyndham Hotels & Resorts, Inc.
4.38%, 08/15/28 (c)	605	542
Wynn Las Vegas, LLC
5.50%, 03/01/25 (c)	2,428	2,314
5.25%, 05/15/27 (c)	1,395	1,263

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Wynn Macau, Limited
5.50%, 01/15/26 (c)	435	399
ZF Europe Finance B.V.
3.00%, 10/23/29, EUR (a)	600	486
ZF Friedrichshafen AG
3.75%, 09/21/28, EUR (a)	100	90
		35,772
Industrials 4.4%
AerCap Global Aviation Trust
6.50%, 06/15/45 (c)	510	484
American Airlines, Inc.
5.50%, 04/20/26 (c)	2,895	2,784
5.75%, 04/20/29 (c)	2,720	2,488
Ardagh Metal Packaging Finance Public Limited Company
6.00%, 06/15/27 (c)	370	363
4.00%, 09/01/29 (c)	30	24
Ardagh Packaging Finance Public Limited Company
4.75%, 07/15/27, GBP (a)	185	153
5.25%, 08/15/27 (c)	315	238
ASGN Incorporated
4.63%, 05/15/28 (c)	700	635
Beacon Roofing Supply, Inc.
4.50%, 11/15/26 (c) (h)	635	595
Builders FirstSource, Inc.
4.25%, 02/01/32 (c)	175	142
6.38%, 06/15/32 (c)	165	155
Chart Industries, Inc.
7.50%, 01/01/30 (c)	660	663
9.50%, 01/01/31 (c)	240	246
CMA CGM
7.50%, 01/15/26, EUR (a)	170	188
Cornerstone Building Brands, Inc.
8.75%, 08/01/28 (c)	410	376
6.13%, 01/15/29 (c)	545	384
Delta Air Lines, Inc.
3.75%, 10/28/29 (h)	955	803
Garda World Security Corporation
4.63%, 02/15/27 (c)	245	217
6.00%, 06/01/29 (c)	495	405
Global Infrastructure Solutions Inc.
5.63%, 06/01/29 (c)	180	140
Graham Packaging Company Europe LLC
7.13%, 08/15/28 (c)	305	255
IAA Spinco Inc.
5.50%, 06/15/27 (c)	330	321
Imola Merger Corporation
4.75%, 05/15/29 (c)	510	442
Intelligent Packaging Limited Purchaser Inc.
6.00%, 09/15/28 (c)	160	129
Intrum AB
3.50%, 07/15/26, EUR (a)	335	299
3.00%, 09/15/27, EUR (a)	515	438
Jeld-Wen, Inc.
6.25%, 05/15/25 (c)	20	19
4.88%, 12/15/27 (c)	1,245	939
KAR Auction Services, Inc.
5.13%, 06/01/25 (c)	215	210
LATAM Airlines Group S.A.
13.38%, 10/15/27 - 10/15/29 (c)	660	670
Lockheed Martin Corporation
5.70%, 11/15/54	1,010	1,071
Masonite International Corporation
5.38%, 02/01/28 (c)	215	199
3.50%, 02/15/30 (c)	765	620
Mauser Packaging Solutions Holding Company
7.25%, 04/15/25 (c)	120	111
National Express Group PLC
4.25%, (100, 11/26/25), GBP (a) (d)	145	143
Pactiv Evergreen Group Issuer Incorporated
4.38%, 10/15/28 (c)	675	603
Reynolds Group Issuer Inc.
4.00%, 10/15/27 (c)	30	27
Rolls-Royce Group PLC
5.75%, 10/15/27, GBP (a)	300	330
Sensata Technologies B.V.
4.00%, 04/15/29 (c)	135	116
5.88%, 09/01/30 (c)	445	422
SGL Carbon SE
4.63%, 09/30/24, EUR (a)	310	327
SPX Flow, Inc.
8.75%, 04/01/30 (c) (h)	530	419
Standard Buildings Solutions Inc.
4.75%, 01/15/28 (c)	200	180
4.38%, 07/15/30 (c)	860	703
3.38%, 01/15/31 (c)	185	139
Terex Corporation
5.00%, 05/15/29 (c)	650	584
The ADT Security Corporation
4.88%, 07/15/32 (c)	680	578
The Boeing Company
5.81%, 05/01/50 (l)	3,090	2,882
TransDigm Inc.
6.25%, 03/15/26 (c)	470	465
6.38%, 06/15/26	420	409
7.50%, 03/15/27	720	713
5.50%, 11/15/27	840	789
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (c)	635	594
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (c)	715	666
United Rentals, Inc.
3.88%, 02/15/31	330	278
		28,573
Consumer Staples 3.3%
AA Bond Co Limited
6.50%, 01/31/26, GBP (c)	100	96
Allied Universal Holdco LLC
4.63%, 06/01/28 (c)	355	293
6.00%, 06/01/29 (c)	700	512
APX Group, Inc.
6.75%, 02/15/27 (c)	290	279
5.75%, 07/15/29 (c) (h)	795	659
Atlas LuxCo 4 S.a r.l.
4.63%, 06/01/28 (c)	390	327
Autostrade per l'italia S.P.A.
1.88%, 09/26/29, EUR (a)	140	118
Avis Budget Car Rental, LLC
5.75%, 07/15/27 (c)	965	879
5.38%, 03/01/29 (c) (h)	685	588
BCP V Modular Services Finance II PLC
6.13%, 11/30/28, GBP (a)	178	179
Bellis Finco PLC
4.00%, 02/16/27, GBP (a)	150	132
Constellation Brands, Inc.
2.25%, 08/01/31	1,715	1,361
Coty Inc.
4.75%, 04/15/26, EUR (a)	284	285
5.00%, 04/15/26 (c)	175	167
6.50%, 04/15/26 (c) (h)	80	77
GW B-CR Security Corporation
9.50%, 11/01/27 (c)	610	588
Kapla Holding
3.38%, 12/15/26, EUR (a)	268	253
Kraft Heinz Foods Company
3.88%, 05/15/27	120	115
Loxama
5.75%, 07/15/27, EUR (a)	226	206
MHP SE
7.75%, 05/10/24 (c)	275	138
Molson Coors Beverage Company
4.20%, 07/15/46	1,890	1,469
MPH Acquisition Holdings LLC
5.75%, 11/01/28 (c) (h)	3,280	2,180
Natura Cosmeticos S.A.
4.13%, 05/03/28 (c) (h)	245	200

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
PECF USS Intermediate Holding III Corporation
8.00%, 11/15/29 (c)	275	179
Performance Food Group Company
5.50%, 10/15/27 (c)	625	594
Pilgrim's Pride Corporation
4.25%, 04/15/31 (c)	670	570
3.50%, 03/01/32 (c)	1,560	1,219
Post Holdings, Inc.
5.63%, 01/15/28 (c)	215	203
Premier Foods Finance PLC
3.50%, 10/15/26, GBP (a)	100	105
Prime Security Services Borrower, LLC
5.25%, 04/15/24 (c)	620	610
5.75%, 04/15/26 (c)	870	838
6.25%, 01/15/28 (c)	1,015	927
Safeway Inc.
3.50%, 03/15/29 (c)	230	193
4.88%, 02/15/30 (c)	215	192
Sysco Corporation
6.60%, 04/01/50 (l)	1,152	1,255
3.15%, 12/14/51	870	578
Techem Verwaltungsgesellschaft 674 mbH
6.00%, 07/30/26, EUR (a)	264	265
Techem Verwaltungsgesellschaft 675 mbH
2.00%, 07/15/25, EUR (a)	200	196
United Rentals (North America), Inc.
6.00%, 12/15/29 (c)	755	752
5.25%, 01/15/30	215	202
3.75%, 01/15/32	485	396
Verisure Holding AB
3.88%, 07/15/26, EUR (a)	465	449
3.25%, 02/15/27, EUR (a)	275	254
		21,078
Utilities 2.7%
Calpine Corporation
4.50%, 02/15/28 (c)	1,170	1,046
5.13%, 03/15/28 (c)	160	143
4.63%, 02/01/29 (c)	1,152	993
5.00%, 02/01/31 (c)	1,654	1,393
Centrica PLC
5.25%, 04/10/75, GBP (a)	185	205
Dominion Energy, Inc.
4.35%, (100, 01/15/27) (d)	390	328
Edison International
5.00%, (100, 12/15/26) (d)	2,215	1,853
FirstEnergy Corp.
5.35%, 07/15/47 (e) (l)	379	338
3.40%, 03/01/50	200	132
NRG Energy, Inc.
5.75%, 01/15/28	605	568
3.38%, 02/15/29 (c)	310	250
5.25%, 06/15/29 (c)	160	141
3.63%, 02/15/31 (c)	1,955	1,496
3.88%, 02/15/32 (c)	175	132
Pacific Gas And Electric Company
4.30%, 03/15/45	2,375	1,699
Solaris Midstream Holdings, LLC
7.63%, 04/01/26 (c)	615	612
The Southern Company
4.00%, 01/15/51	3,180	2,895
Vistra Corp.
7.00%, (100, 12/15/26) (c) (d)	845	770
Vistra Operations Company LLC
5.50%, 09/01/26 (c)	230	222
5.00%, 07/31/27 (c)	1,210	1,126
4.38%, 05/01/29 (c)	880	759
		17,101
Health Care 2.6%
AbbVie Inc.
3.80%, 03/15/25	1,965	1,917
Amgen Inc.
2.77%, 09/01/53	1,400	849
Catalent Pharma Solutions, Inc.
3.13%, 02/15/29 (c)	205	163
3.50%, 04/01/30 (c) (h)	50	39
Centene Corporation
2.45%, 07/15/28	170	143
3.38%, 02/15/30	495	420
3.00%, 10/15/30	165	135
2.50%, 03/01/31	175	137
2.63%, 08/01/31	175	138
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28, EUR (a)	240	225
CommonSpirit Health
4.35%, 11/01/42	125	104
Community Health Systems, Inc.
5.63%, 03/15/27 (c)	200	172
8.00%, 12/15/27 (c)	661	598
6.00%, 01/15/29 (c)	385	322
5.25%, 05/15/30 (c)	285	215
4.75%, 02/15/31 (c)	355	258
CVS Health Corporation
5.05%, 03/25/48	2,650	2,392
DaVita Inc.
4.63%, 06/01/30 (c)	515	415
3.75%, 02/15/31 (c)	650	485
Enterprise Merger Sub Inc.
8.75%, 10/15/26 (c)	360	101
Grunenthal GmbH
3.63%, 11/15/26, EUR (a)	100	98
HCA Inc.
5.63%, 09/01/28	160	159
5.88%, 02/01/29	155	155
Merck & Co., Inc.
2.90%, 12/10/61	1,300	836
Molina Healthcare, Inc.
3.88%, 11/15/30 - 05/15/32 (c)	980	820
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (c)	1,300	1,048
Roche Holdings, Inc.
2.61%, 12/13/51 (c)	1,280	836
Select Medical Corporation
6.25%, 08/15/26 (c)	280	267
Tenet Healthcare Corporation
6.13%, 10/01/28 (c)	1,545	1,386
Tennessee Merger Sub, Inc.
6.38%, 02/01/25 (c) (h)	420	243
Teva Pharmaceutical Finance Netherlands II B.V.
1.88%, 03/31/27, EUR (a)	155	133
1.63%, 10/15/28, EUR (a)	695	551
Viatris Inc.
4.00%, 06/22/50	1,790	1,109
		16,869
Materials 2.5%
Avient Corporation
7.13%, 08/01/30 (c)	390	384
Ball Corporation
2.88%, 08/15/30	175	140
3.13%, 09/15/31	175	140
Carpenter Technology Corporation
7.63%, 03/15/30	365	367
Celanese US Holdings LLC
4.78%, 07/19/26, EUR (l)	200	203
Corporacion Nacional del Cobre de Chile
3.15%, 01/14/30 (c)	805	709
CSN Islands XII Corp
6.75%, 01/28/28 (c)	830	792
Diamond (BC) B.V.
4.63%, 10/01/29 (c)	765	614
First Quantum Minerals Ltd
7.50%, 04/01/25 (c)	125	122
6.88%, 03/01/26 (c)	535	509
6.88%, 10/15/27 (c)	780	728
FMG Resources (August 2006) Pty Ltd
5.88%, 04/15/30 (c)	110	103
4.38%, 04/01/31 (c)	305	258
6.13%, 04/15/32 (c)	265	247

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
H.B. Fuller Company
4.25%, 10/15/28	675	594
Hudbay Minerals Inc.
4.50%, 04/01/26 (c)	1,080	986
6.13%, 04/01/29 (c)	445	406
INEOS Finance PLC
3.38%, 03/31/26, EUR (a)	405	385
2.88%, 05/01/26, EUR (a) (h)	100	92
Ineos Quattro Finance 1 PLC
3.75%, 07/15/26, EUR (a)	500	438
Ineos Quattro Finance 2 PLC
3.38%, 01/15/26 (c)	1,315	1,189
Kronos International, Inc.
3.75%, 09/15/25, EUR (a)	205	190
Metinvest B.V.
7.65%, 10/01/27 (c)	105	54
7.75%, 10/17/29 (c)	565	284
NOVA Chemicals Corporation
4.88%, 06/01/24 (c)	635	615
5.25%, 06/01/27 (c)	1,247	1,120
Novelis Corporation
3.88%, 08/15/31 (c)	1,115	912
Olympus Water US Holding Corporation
4.25%, 10/01/28 (c)	645	528
6.25%, 10/01/29 (c) (h)	265	201
Periama Holdings, LLC
5.95%, 04/19/26 (a)	290	269
Sappi Papier Holding GmbH
3.63%, 03/15/28, EUR (a)	100	92
Spa Holdings 3 Oy
3.63%, 02/04/28, EUR (a)	380	342
Tronox Incorporated
4.63%, 03/15/29 (c)	1,140	947
Volcan Compania Minera S.A.A.
4.38%, 02/11/26 (c)	124	107
W. R. Grace Holdings LLC
5.63%, 08/15/29 (c)	1,375	1,112
Wepa Hygieneprodukte GmbH
2.88%, 12/15/27, EUR (a)	163	141
		16,320
Real Estate 2.4%
American Tower Corporation
2.40%, 03/15/25	1,065	1,002
Country Garden Holdings Company Limited
4.80%, 08/06/30 (a)	365	195
EPR Properties
3.75%, 08/15/29	875	690
Iron Mountain Incorporated
4.88%, 09/15/27 - 09/15/29 (c)	1,200	1,065
5.25%, 03/15/28 - 07/15/30 (c)	1,490	1,357
5.00%, 07/15/28 (c)	800	719
4.50%, 02/15/31 (c)	170	140
5.63%, 07/15/32 (c)	1,440	1,256
Iron Mountain Information Management Services, Inc.
5.00%, 07/15/32 (c)	165	138
MPT Operating Partnership, L.P.
5.25%, 08/01/26 (h)	360	329
4.63%, 08/01/29	1,025	795
3.50%, 03/15/31	175	120
Realogy Group LLC
5.75%, 01/15/29 (c)	1,679	1,267
5.25%, 04/15/30 (c)	1,500	1,094
RHP Hotel Properties, LP
4.75%, 10/15/27	1,390	1,264
RLJ III-EM Columbus Lessee, LLC
3.75%, 07/01/26 (c)	905	806
Samhallsbyggnadsbolaget i Norden AB
1.00%, 08/12/27, EUR (a) (l)	110	81
Service Properties Trust
3.95%, 01/15/28	475	338
Uniti Group Inc.
6.50%, 02/15/29 (c)	1,815	1,202
6.00%, 01/15/30 (c)	350	222
VICI Properties Inc.
4.25%, 12/01/26 (c)	340	317
Vivion Investments S.a r.l.
3.00%, 08/08/24, EUR (a) (h)	200	164
XHR LP
6.38%, 08/15/25 (c)	860	839
		15,400
Information Technology 1.8%
Analog Devices, Inc.
2.95%, 10/01/51	505	343
Apple Inc.
2.55%, 08/20/60	1,380	845
Broadcom Inc.
3.14%, 11/15/35 (c)	2,255	1,655
3.50%, 02/15/41 (c)	1,715	1,226
CDW Finance Corporation
3.57%, 12/01/31	1,183	974
Commscope Finance LLC
8.25%, 03/01/27 (c)	1,485	1,162
CommScope Holding Company, Inc.
6.00%, 06/15/25 (c)	259	236
Endure Digital, Inc.
6.00%, 02/15/29 (c)	290	189
McAfee Corp.
7.38%, 02/15/30 (c)	1,155	933
Open Text Corporation
4.13%, 12/01/31 (c)	335	261
Oracle Corporation
4.00%, 11/15/47	2,205	1,617
3.95%, 03/25/51	1,380	991
Presidio Holdings, Inc.
4.88%, 02/01/27 (c)	395	360
8.25%, 02/01/28 (c)	655	607
		11,399
Total Corporate Bonds And Notes (cost $414,048)		349,205
GOVERNMENT AND AGENCY OBLIGATIONS 40.8%
Mortgage-Backed Securities 26.8%
Federal Home Loan Mortgage Corporation
2.50%, 05/01/51 - 04/01/52	3,528	2,999
3.00%, 12/01/51 - 06/01/52	5,054	4,451
4.00%, 04/01/52 - 12/01/52	5,582	5,244
3.50%, 05/01/52 - 09/01/52	3,374	3,070
4.50%, 07/01/52 - 08/01/52	4,242	4,093
5.00%, 11/01/52	1,812	1,788
5.50%, 11/01/52	1,345	1,351
Federal National Mortgage Association, Inc.
3.00%, 06/01/50 - 06/01/52	9,758	8,607
3.50%, 05/01/51 - 06/01/52	5,926	5,399
2.50%, 08/01/51 - 05/01/52	11,509	9,797
4.00%, 05/01/52 - 07/01/52	3,390	3,184
4.50%, 07/01/52	1,382	1,333
5.00%, 08/01/52	2,019	1,992
TBA, 3.50%, 01/15/53 (m)	18,220	16,570
TBA, 4.00%, 01/15/53 (m)	19,055	17,888
TBA, 4.50%, 01/15/53 (m)	17,195	16,574
TBA, 5.00%, 01/15/53 (m)	22,210	21,901
TBA, 5.50%, 01/15/53 (m)	16,050	16,098
TBA, 6.00%, 01/15/53 (m)	610	619
Government National Mortgage Association
TBA, 4.00%, 01/15/53 (m)	6,225	5,893
TBA, 4.50%, 01/15/53 (m)	9,325	9,048
TBA, 5.00%, 01/15/53 (m)	11,435	11,330
TBA, 5.50%, 01/15/53 (m)	3,735	3,754
		172,983
Collateralized Mortgage Obligations 6.0%
Connecticut Avenue Securities Trust 2021-R01
Series 2022-1M2-R01, REMIC, 5.83%, (SOFR 30-Day Average + 1.90%), 12/26/41 (g)	2,192	2,084
Connecticut Avenue Securities Trust 2022-R03
Series 2022-1M2-R03, REMIC, 7.43%, (SOFR 30-Day Average + 3.50%), 03/25/42 (g)	3,060	3,098
Connecticut Avenue Securities Trust 2022-R07
Series 2022-1M1-R07, REMIC, 6.88%, (SOFR 30-Day Average + 2.95%), 06/25/42 (g)	1,107	1,116

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Connecticut Avenue Securities Trust 2022-R08
Series 2022-1M2-R08, REMIC, 7.53%, (SOFR 30-Day Average + 3.60%), 07/25/42 (g)	338	339
Series 2022-1B1-R08, REMIC, 9.53%, (SOFR 30-Day Average + 5.60%), 07/25/42 (g)	2,146	2,167
Federal Home Loan Mortgage Corporation
Interest Only, Series 2020-X1-RR03, REMIC, 1.71%, 07/27/28 (g)	18,440	1,419
Interest Only, Series 2020-DX-RR02, REMIC, 1.82%, 09/27/28 (g)	8,100	681
Interest Only, Series 2020-X-RR04, REMIC, 2.13%, 02/27/29 (g)	19,725	1,968
Interest Only, Series 2020-CX-RR02, REMIC, 1.27%, 03/27/29 (g)	5,615	356
Series 2018-M2-HQA1, REMIC, 6.69%, (1 Month USD LIBOR + 2.30%), 09/25/30 (g)	1,856	1,863
Series 2022-M2-DNA2, REMIC, 7.68%, (SOFR 30-Day Average + 3.75%), 02/25/42 (g)	2,937	2,770
Series 2022-M2-HQA1, REMIC, 9.18%, (SOFR 30-Day Average + 5.25%), 03/25/42 (g)	2,460	2,386
Series 2022-M1B-DNA3, REMIC, 6.83%, (SOFR 30-Day Average + 2.90%), 04/25/42 (g)	917	906
Series 2022-M1B-HQA3, REMIC, 7.48%, (SOFR 30-Day Average + 3.55%), 08/25/42 (g)	1,457	1,444
Interest Only, Series SP-4150, REMIC, 1.83%, (6.15% - (1 Month USD LIBOR * 1)), 01/15/43 (g)	1,665	191
Interest Only, Series SA-4456, REMIC, 1.83%, (6.15% - (1 Month USD LIBOR * 1)), 03/15/45 (g)	1,091	117
Interest Only, Series LI-4994, REMIC, 4.00%, 12/25/48	2,114	407
Federal National Mortgage Association, Inc.
Interest Only, Series C26-413, 4.00%, 07/01/42	2,161	393
Interest Only, Series C24-418, 4.00%, 08/01/43	2,678	474
Series 2017-2M2-C06, REMIC, 7.19%, (1 Month USD LIBOR + 2.80%), 02/25/30 (g)	3,025	3,058
Series 2017-1M2-C07, REMIC, 6.79%, (1 Month USD LIBOR + 2.40%), 05/28/30 (g)	447	445
Series 2018-1M2-C01, REMIC, 6.64%, (1 Month USD LIBOR + 2.25%), 07/25/30 (g)	1,462	1,447
Series 2018-2M2-C02, REMIC, 6.59%, (1 Month USD LIBOR + 2.20%), 08/26/30 (g)	994	982
Series 2018-2M2-C04, REMIC, 6.94%, (1 Month USD LIBOR + 2.55%), 12/26/30 (g)	2,108	2,096
Series 2018-1M2-C05, REMIC, 6.74%, (1 Month USD LIBOR + 2.35%), 01/27/31 (g)	2,259	2,262
Interest Only, Series 2019-DS-49, REMIC, 1.76%, (6.15% - (1 Month USD LIBOR * 1)), 06/25/43 (g)	1,903	216
Interest Only, Series 2013-SY-72, REMIC, 2.13%, (6.15% - (1 Month USD LIBOR * 1)), 07/25/43 (g)	1,989	222
Interest Only, Series 2018-ST-18, REMIC, 1.71%, (6.10% - (1 Month USD LIBOR * 1)), 12/25/44 (g)	2,081	227
Interest Only, Series 2016-HS-31, REMIC, 1.61%, (6.00% - (1 Month USD LIBOR * 1)), 06/25/46 (g)	1,431	144
Interest Only, Series 2016-SA-62, REMIC, 1.61%, (6.00% - (1 Month USD LIBOR * 1)), 09/25/46 (g)	2,109	239
Interest Only, Series 2021-AI-76, REMIC, 3.50%, 11/25/51	3,851	660
Government National Mortgage Association
Interest Only, Series 2017-KS-112, REMIC, 1.85%, (6.20% - (1 Month USD LIBOR * 1)), 07/20/47 (g)	1,889	194
Interest Only, Series 2020-CI-162, REMIC, 2.00%, 10/20/50	5,731	621
Interest Only, Series 2021-DI-30, REMIC, 2.50%, 02/20/51	5,019	656
Interest Only, Series 2021-IO-196, REMIC, 2.50%, 11/20/51	2,725	375
The Government National Mortgage Association Guaranteed REMIC Pass-Through Securities
Interest Only, Series 2020-MI-151, REMIC, 2.50%, 10/20/50	4,581	604
		38,627
Sovereign 4.0%
Angola, Government of
8.00%, 11/26/29 (c)	335	294
9.38%, 05/08/48 (c)	1,175	928
Cabinet of Ministers of Ukraine
0.00%, 03/15/35 (c) (i) (j)	1,145	218
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
6.15%, 08/12/32, PEN	7,879	1,831
3.00%, 01/15/34	535	423
6.90%, 08/12/37, PEN	3,083	732
Gobierno de la Republica del Ecuador
5.50%, 07/31/30 (c) (e)	285	182
2.50%, 07/31/35 (c) (e)	360	164
Gobierno de La Republica del Paraguay
4.95%, 04/28/31 (c)	470	456
Gobierno De La Republica Oriental Del Uruguay
5.10%, 06/18/50	550	542
Gobierno Federal de los Estados Unidos Mexicanos
7.75%, 05/29/31, MXN	33,217	1,595
3.50%, 02/12/34	1,130	908
4.40%, 02/12/52	1,130	832
Government of Saudi Arabia
3.25%, 11/17/51 (c)	440	316
3.75%, 01/21/55 (c)	335	262
Government of the Republic of Panama
2.25%, 09/29/32	490	363
3.30%, 01/19/33	655	531
Government of the Sultanate of Oman
6.25%, 01/25/31 (c)	475	477
7.00%, 01/25/51 (c)	770	743
Koztarsasagi Elnoki Hivatal
3.00%, 10/27/27, HUF	157,640	307
3.25%, 10/22/31, HUF	402,690	706
Ministerio da Fazenda
10.00%, 01/01/31, BRL	1,439	238
Ministerio de Hacienda y Credito Publico
7.00%, 06/30/32, COP	5,552,200	775
Ministerul Finantelor Publice
3.63%, 03/27/32 (c)	340	271
4.00%, 02/14/51 (c)	360	238
Ministry of Diwan Amiri Affairs
4.40%, 04/16/50 (c)	385	351
People's Government of Inner Mongolia Autonomous Region
5.13%, 04/07/26 (c)	315	271
Presidence de la Republique de Cote d'Ivoire
6.13%, 06/15/33 (c)	1,060	941
Presidencia Da Republica Federativa Do Brasil
10.00%, 01/01/25 - 01/01/29, BRL	3,705	646
Presidencia de la Republica de Colombia
3.00%, 01/30/30	300	230
5.00%, 06/15/45	265	181
Presidencia de la Republica de El Salvador
9.50%, 07/15/52 (c)	135	59
Presidencia de la Republica Dominicana
6.85%, 01/27/45 (c)	1,200	1,044
Republica Bolivariana de Venezuela
0.00%, 10/13/24 (a) (i) (j) (k)	1,719	139
Romania, Government of
3.00%, 02/14/31 (a)	852	670
4.00%, 02/14/51 (a)	712	470
South Africa, Parliament of
8.00%, 01/31/30, ZAR	14,224	747
8.50%, 01/31/37, ZAR	6,558	306
5.65%, 09/27/47	505	371
5.75%, 09/30/49	280	205
The Arab Republic of Egypt
5.88%, 02/16/31 (c)	200	139

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
8.50%, 01/31/47 (c)	880	585
The Republic of Indonesia, The Government of
5.50%, 04/15/26, IDR	3,453,000	217
6.50%, 02/15/31, IDR	30,000,000	1,878
4.63%, 04/15/43 (c)	1,095	1,001
Turkiye Cumhuriyeti Basbakanlik
11.70%, 11/13/30, TRY	11,640	782
		25,565
U.S. Treasury Bond 2.9%
Treasury, United States Department of
1.13%, 05/15/40	2,500	1,566
3.13%, 08/15/44 - 05/15/48	1,830	1,542
2.50%, 05/15/46	4,810	3,591
2.38%, 11/15/49	2,215	1,606
1.88%, 02/15/51 (n)	11,115	7,075
2.25%, 02/15/52	2,190	1,528
2.88%, 05/15/52	2,260	1,815
		18,723
Municipal 0.8%
California, State of
7.63%, 03/01/40	210	265
Gilbert, Town of
5.00%, 07/15/31	840	988
New York City Municipal Water Finance Authority
5.00%, 06/15/31	520	614
New York City Transitional Finance Authority
5.25%, 11/01/48	190	207
New York, City of
5.00%, 08/01/32 - 05/01/35	1,295	1,495
President and Fellows of Harvard College
5.00%, 11/15/32	1,050	1,263
		4,832
U.S. Treasury Inflation Indexed Securities 0.3%
Treasury, United States Department of
0.13%, 02/15/52 (o)	3,372	2,153
Treasury Inflation Indexed Securities 0.0%
Turkiye Cumhuriyeti Basbakanlik
1.50%, 06/18/25, TRY (o)	3,195	231
Total Government And Agency Obligations (cost $281,993)		263,114
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 13.5%
522 Funding CLO 2019-5, Ltd.
Series 2019-DR-5A, 7.11%, (3 Month Term SOFR + 3.25%), 04/16/35 (g)	2,850	2,399
AmCap Funding LLC
Series 2018-A-1, 4.98%, 06/15/23	1,880	1,819
Amur Equipment Finance Receivables XI LLC
Series 2022-A2-2A, 5.30%, 06/21/28	487	482
Avis Budget Rental Car Funding (AESOP) LLC
Series 2021-B-2A, 1.90%, 02/20/27	761	636
Series 2022-A-4A, 4.77%, 02/20/28	903	867
Battalion CLO XXI Ltd.
Series 2021-D-21A, 7.38%, (3 Month USD LIBOR + 3.30%), 07/17/34 (g)	1,000	891
BBCMS Mortgage Trust 2022-C17
Interest Only, Series 2022-XA-C17, REMIC, 1.15%, 09/17/55 (g)	8,232	657
Benefit Street Partners CLO XIX, Ltd
Series 2019-D-19A, 7.88%, (3 Month USD LIBOR + 3.80%), 01/18/33 (g)	2,600	2,456
BPR Trust 2022-OANA
Series 2022-D-OANA, REMIC, 8.03%, (1 Month Term SOFR + 3.70%), 04/15/24 (g)	2,275	2,088
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-D-VOLT, REMIC, 5.97%, (1 Month USD LIBOR + 1.65%), 09/15/23 (g)	2,505	2,343
BX Trust 2019-OC11
Series 2019-C-OC11, REMIC, 3.86%, 12/11/29	782	646
Series 2019-D-OC11, REMIC, 3.94%, 12/11/29 (g)	1,489	1,190
BX Trust 2021-SDMF
Series 2021-D-SDMF, REMIC, 5.70%, (1 Month USD LIBOR + 1.39%), 09/15/23 (g)	479	449
Citigroup Commercial Mortgage Trust 2014-GC25
Interest Only, Series 2014-XA-GC25, REMIC, 0.95%, 10/11/47 (g)	11,470	145
Citigroup Commercial Mortgage Trust 2015-GC27
Interest Only, Series 2015-XA-GC27, REMIC, 1.31%, 02/12/48 (g)	6,307	128
COMM 2012-CCRE4 Mortgage Trust
Series 2012-AM-CR4, REMIC, 3.25%, 10/17/45	1,835	1,685
COMM 2014-CCRE16 Mortgage Trust
Interest Only, Series 2014-XA-CR16, REMIC, 0.94%, 04/12/47 (g)	11,606	96
COMM 2014-LC15 Mortgage Trust
Interest Only, Series 2014-XA-LC15, REMIC, 1.05%, 04/12/47 (g)	14,079	125
COMM 2014-UBS3 Mortgage Trust
Interest Only, Series 2014-XA-UBS3, REMIC, 1.06%, 06/12/47 (g)	11,658	116
COMM 2014-UBS4 Mortgage Trust
Interest Only, Series 2014-XA-UBS6, REMIC, 0.84%, 12/12/47 (g)	9,509	114
Connecticut Avenue Securities Trust 2022-R04
Series 2022-1M2-R04, REMIC, 7.03%, (SOFR 30-Day Average + 3.10%), 03/25/42 (g)	1,245	1,240
Elmwood CLO IV Ltd
Series 2020-D-1A, 7.23%, (3 Month USD LIBOR + 3.15%), 04/15/33 (g)	4,250	4,051
Enbridge Pipelines (Southern Lights) L.L.C.
Series 2015-CR2-2A, 6.99%, (3 Month USD LIBOR + 2.75%), 07/22/30 (g)	2,250	2,095
GS Mortgage Securities Corp II
Series 2022-A-ECI, REMIC, 6.53%, (1 Month Term SOFR + 2.19%), 08/15/24 (g)	555	551
GS Mortgage Securities Trust 2014-GC18
Interest Only, Series 2014-XA-GC18, REMIC, 1.02%, 01/11/47 (g)	14,309	100
GS Mortgage Securities Trust 2014-GC26
Interest Only, Series 2014-XA-GC26, REMIC, 0.94%, 11/13/47 (g)	10,796	148
GS Mortgage Securities Trust 2015-GC30
Interest Only, Series 2015-XA-GC30, REMIC, 0.73%, 05/12/50 (g)	15,538	215
Hilton Grand Vacations Trust 2022-1D
Series 2022-D-1D, 6.79%, 06/20/34	634	592
Hilton Grand Vacations Trust 2022-2
Series 2022-A-2A, 4.30%, 08/27/29	652	630
Hilton USA Trust 2016-HHV
Series 2016-C-HHV, REMIC, 4.19%, 11/05/26 (g)	400	360
Intown 2022-Stay Mortgage Trust
Series 2022-A-STAY, REMIC, 6.28%, (1 Month Term SOFR + 2.49%), 08/15/24 (g)	1,708	1,697
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO
Series 2022-D-OPO, REMIC, 3.45%, 01/08/27 (g)	1,814	1,323
Kayne CLO 6 Ltd
Series 2019-D-6A, 8.24%, (3 Month USD LIBOR + 4.00%), 01/21/33 (g)	2,450	2,337
Kayne CLO 7 Ltd
Series 2020-D-7A, 7.03%, (3 Month USD LIBOR + 2.95%), 04/18/33 (g)	1,900	1,774
Magnetite XXIV, Limited
Series 2019-DR-24A, 6.91%, (3 Month Term SOFR + 3.05%), 04/15/35 (g)	5,200	4,732
Mariner CLO 2015-1 LLC
Series 2015-DR2-1A, 7.09%, (3 Month USD LIBOR + 2.85%), 04/20/29 (g)	2,000	1,851
MetroNet Infrastructure Issuer LLC
Series 2022-A2-1A, 6.35%, 10/20/27 (c)	1,330	1,326
Milos CLO, Ltd.
Series 2017-DR-1A, 6.99%, (3 Month USD LIBOR + 2.75%), 10/21/30 (g)	1,750	1,581
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33
Series 2017-C-C33, REMIC, 4.56%, 05/17/27 (g)	652	567
MVW 2022-1 LLC
Series 2022-B-1A, 4.40%, 11/21/39	1,153	1,106

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Navient Private Education Refi Loan Trust 2021-F
Series 2021-A-FA, REMIC, 1.11%, 05/15/29	3,869	3,266
OBX 2021-NQM4 Trust
Series 2021-A1-NQM4, 1.96%, 10/25/61	2,149	1,749
OHA Loan Funding 2016-1, Ltd.
Series 2016-DR-1A, 7.24%, (3 Month USD LIBOR + 3.00%), 01/20/33 (g)	3,250	3,017
ONE 2021-PARK Mortgage Trust
Series 2021-E-PARK, REMIC, 6.20%, (1 Month Term SOFR + 1.86%), 03/15/23 (g)	505	455
OneMain Financial Issuance Trust 2022-2
Series 2022-A-2A, 4.89%, 10/14/34	1,807	1,744
Prestige Auto Receivables Trust 2022-1
Series 2022-B-1A, 6.55%, 01/15/25	1,004	1,000
SG Residential Mortgage Trust 2021-2
Series 2021-A1-2, REMIC, 1.74%, 10/25/23 (g)	3,304	2,664
Sierra Timeshare 2021-1 Receivables Funding LLC
Series 2021-B-1A, REMIC, 1.34%, 11/20/37	598	545
Sierra Timeshare 2021-2 Receivables Funding LLC
Series 2021-C-2A, 1.95%, 09/20/38	290	264
SoFi Professional Loan Program 2020-A Trust
Series 2020-BFX-A, REMIC, 3.12%, 05/15/46	403	333
Starwood Mortgage Residential Trust 2021-5
Series 2021-A1-5, REMIC, 1.92%, 09/25/66 (g)	6,873	5,613
Structured Asset Investment Loan Trust 2005-4
Series 2003-M1-BC5, REMIC, 5.51%, (1 Month USD LIBOR + 1.13%), 06/25/33 (e) (g)	23	23
Symphony CLO XXII Ltd
Series 2020-D-22A, 7.34%, (3 Month USD LIBOR + 3.15%), 04/18/33 (g)	2,000	1,831
TAL Advantage VII, LLC
Series 2020-A-1A, REMIC, 2.05%, 09/20/45	393	343
Taubman Centers Commercial Mortgage Trust 2022-DPM
Series 2022-B-DPM, REMIC, 6.73%, (1 Month Term SOFR + 2.93%), 05/15/24 (g)	1,648	1,582
Series 2022-C-DPM, REMIC, 7.57%, (1 Month Term SOFR + 4.00%), 05/15/37 (g)	975	936
TICP CLO VII, Ltd.
Series 2017-DR-7A, 7.28%, (3 Month USD LIBOR + 3.20%), 04/15/33 (g)	1,000	930
TICP CLO XV, Ltd.
Series 2020-D-15A, 7.39%, (3 Month USD LIBOR + 3.15%), 04/20/33 (g)	500	473
Towd Point Mortgage Trust 2022-4
Series 2022-A1-4, REMIC, 3.75%, 09/25/62	1,702	1,580
Trestles CLO III Ltd
Series 2020-D-3A, 7.49%, (3 Month USD LIBOR + 3.25%), 01/20/33 (g)	1,000	931
Trinitas CLO Ltd
Series 2021-D-16A, 7.54%, (3 Month USD LIBOR + 3.30%), 07/20/34 (g)	1,500	1,392
United Airlines Pass Through Trust 2020-1A
Series 2020-A-1, 5.88%, 10/15/27	703	693
Vantage Data Centers Issuer, LLC
Series 2021-A2-1A, 2.17%, 10/15/26	780	653
Verus Securitization Trust 2021-6
Series 2021-A1-6, REMIC, 1.63%, 10/25/66 (g)	6,604	5,321
Series 2021-A3-6, REMIC, 1.89%, 10/25/66 (g)	1,701	1,312
Verus Securitization Trust 2022-4
Series 2022-A3-4, REMIC, 4.73%, 04/25/67 (g)	847	779
WFRBS Commercial Mortgage Trust 2014-C21
Interest Only, Series 2014-XA-C21, REMIC, 1.00%, 08/16/47 (g)	9,951	117
WFRBS Commercial Mortgage Trust 2014-LC14
Interest Only, Series 2014-XA-LC14, REMIC, 1.24%, 03/15/47 (g)	6,050	52
Total Non-U.S. Government Agency Asset-Backed Securities (cost $96,497)		87,206
INVESTMENT COMPANIES 3.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	238	25,120
Total Investment Companies (cost $24,112)		25,120
SENIOR FLOATING RATE INSTRUMENTS 0.1%
Utilities 0.1%
Nautilus Power, LLC
Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 04/28/24 (g)	237	180
Communication Services 0.0%
GTT Communications, Inc.
2018 USD Term Loan B, 10.00%, (PRIME + 3.75%), 04/27/25 (g)	186	84
Health Care 0.0%
Aveanna Healthcare, LLC
2021 Term Loan B, 8.14%, (3 Month USD LIBOR + 3.75%), 12/31/24 (g)	30	23
2021 Delayed Draw Term Loan , 0.00%, (3 Month USD LIBOR + 3.75%), 07/15/28 (g) (p)	8	6
Envision Healthcare Corporation
2022 Third Out Term Loan, 7.87%, (3 Month Term SOFR + 3.75%), 03/31/27 (f) (g)	211	53
		82
Total Senior Floating Rate Instruments (cost $556)		346
SHORT TERM INVESTMENTS 5.8%
Investment Companies 4.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (q) (r)	29,929	29,929
Securities Lending Collateral 1.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (q) (r)	7,819	7,819
Total Short Term Investments (cost $37,748)		37,748
Total Investments 118.2% (cost $854,954)		762,739
Other Derivative Instruments (0.5)%		(2,966)
Other Assets and Liabilities, Net (17.7)%		(114,476)
Total Net Assets 100.0%		645,297

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Convertible security.

(c) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $177,006 and 27.4% of the Fund.

(d) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(f) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) All or a portion of the security was on loan as of December 31, 2022.

(i) Non-income producing security.

(j) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(k) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Financial Statements.

(l) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(m) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $120,819.

(n) All or a portion of the security is pledged or segregated as collateral.

(o) Treasury inflation indexed note, par amount is adjusted for inflation.

(p) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(q) Investment in affiliate.

(r) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Neuberger Berman Strategic Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
1MDB Global Investments Limited, 4.40%, 03/09/23	02/25/21	1,001	975	0.2
Accor, 2.63% (callable at 100, 01/30/25)	11/10/21	335	263	—
Adient Global Holdings Ltd, 3.50%, 08/15/24	04/20/22	300	307	0.1
AFFLELOU, 4.25%, 05/19/26	07/09/21	211	166	—
Allwyn International a.s., 3.88%, 02/15/27	02/18/21	280	236	—
Altice Financing S.A., 4.25%, 08/15/29	11/10/21	795	601	0.1
Altice France, 4.13%, 01/15/29	10/29/21	835	593	0.1
Altice France Holding S.A., 8.00%, 05/15/27	07/13/22	168	158	—
Altice France Holding S.A., 4.00%, 02/15/28	02/17/21	116	68	—
Aramark International Finance S.a r.l., 3.13%, 04/01/25	09/26/22	250	282	0.1
Ardagh Packaging Finance Public Limited Company, 4.75%, 07/15/27	03/25/22	223	153	—
Autostrade per l'italia S.P.A., 1.88%, 09/26/29	04/22/21	170	118	—
B&M European Value Retail S.A., 3.63%, 07/15/25	12/20/22	141	140	—
Banco do Brasil S.A, 6.25% (callable at 100, 04/15/24)	06/08/21	559	505	0.1
Banco Santander, S.A., 7.50% (callable at 100, 02/08/24)	11/05/19	815	781	0.1
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28	12/09/21	235	179	—
Bellis Finco PLC, 4.00%, 02/16/27	08/04/22	132	132	—
Centrica PLC, 5.25%, 04/10/75	08/24/22	202	205	—
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28	07/19/22	214	225	—
Cirsa Finance International, 4.75%, 05/22/25	11/12/21	194	211	—
Clarios Global LP, 4.38%, 05/15/26	10/29/21	534	446	0.1
CMA CGM, 7.50%, 01/15/26	08/24/22	176	188	—
Commerzbank Aktiengesellschaft, 7.00% (callable at 100, 04/09/25)	08/18/20	403	378	0.1
Coty Inc., 4.75%, 04/15/26	09/20/22	248	285	0.1
Country Garden Holdings Company Limited, 4.80%, 08/06/30	02/22/21	386	195	—
DKT Finance ApS, 7.00%, 06/17/23	07/19/22	138	149	—
Dufry One B.V., 2.00%, 02/15/27	11/04/20	248	200	—
Dufry One B.V., 3.38%, 04/15/28	10/29/21	865	668	0.1
EG Global Finance PLC, 3.63%, 02/07/24	11/08/22	94	101	—
EG Global Finance PLC, 4.38%, 02/07/25	11/01/21	293	236	—
Eircom Limited, 3.50%, 05/15/26	10/29/21	340	279	0.1
Emirates NBD Bank PJSC, 6.13% (callable at 100, 03/20/25)	03/04/21	602	566	0.1
Encore Capital Group, Inc., 5.38%, 02/15/26	02/17/21	234	179	—
Encore Capital Group, Inc., 4.25%, 06/01/28	10/29/21	641	445	0.1
Faurecia, 2.38%, 06/15/27	11/03/21	173	134	—
Faurecia, 3.75%, 06/15/28	02/17/21	124	91	—
Grunenthal GmbH, 3.63%, 11/15/26	04/21/22	105	98	—
IHO Verwaltungs GmbH, 3.88%, 05/15/27	04/21/22	203	180	—
Iliad Holding, 5.63%, 10/15/28	12/09/21	424	380	0.1
INEOS Finance PLC, 3.38%, 03/31/26	10/29/21	478	385	0.1
INEOS Finance PLC, 2.88%, 05/01/26	10/20/21	117	92	—
Ineos Quattro Finance 1 PLC, 3.75%, 07/15/26	11/11/21	580	438	0.1
Intrum AB, 3.50%, 07/15/26	10/29/21	388	299	0.1
Intrum AB, 3.00%, 09/15/27	02/17/21	580	438	0.1
Jaguar Land Rover Automotive PLC, 4.50%, 01/15/26	02/17/21	208	156	—
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28	11/10/21	543	380	0.1
Kapla Holding, 3.38%, 12/15/26	11/11/21	307	253	—
Kronos International, Inc., 3.75%, 09/15/25	02/17/21	237	190	—
LHMC Finco 2 S.A R.L., 8.00%, 10/02/25	11/29/22	91	92	—
Lorca Telecom Bondco SA., 4.00%, 09/18/27	11/01/21	1,198	981	0.2
Loxama, 5.75%, 07/15/27	11/01/21	268	206	—
Maison Finco PLC, 6.00%, 10/31/27	12/09/21	140	91	—
Maxeda DIY Holding B.V., 5.88%, 10/01/26	10/29/21	197	124	—
Motion Bondco Designated Activity Company, 4.50%, 11/15/27	02/18/21	142	104	—
National Express Group PLC, 4.25% (callable at 100, 11/26/25)	02/17/21	206	143	—
Next Group PLC, 3.63%, 05/18/28	09/25/18	394	319	0.1
Ockenfels Group GmbH & Co. KG, 5.25%, 04/30/29	06/23/21	158	119	—
Periama Holdings, LLC, 5.95%, 04/19/26	05/05/21	305	269	0.1
Petroleos de Venezuela, S.A., 0.00%, 05/16/24	03/25/15	1,258	212	—
Petroleos de Venezuela, S.A., 0.00%, 11/15/26	07/28/17	245	39	—
Petroleos de Venezuela, S.A., 0.00%, 04/12/27	02/09/17	163	20	—
Pinnacle Bidco PLC, 6.38%, 02/15/25	11/06/20	402	308	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Neuberger Berman Strategic Income Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Playtech PLC, 4.25%, 03/07/26	08/03/22	225	231	—
PLT VII Finance S.a r.l., 4.63%, 01/05/26	11/01/21	271	231	—
Premier Foods Finance PLC, 3.50%, 10/15/26	09/24/21	138	105	—
Repsol International Finance B.V., 4.25% (callable at 100, 09/11/28)	02/17/21	171	124	—
Republica Bolivariana de Venezuela, 0.00%, 10/13/24	03/25/15	514	139	—
Rolls-Royce Group PLC, 5.75%, 10/15/27	11/11/21	444	330	0.1
Romania, Government of, 3.00%, 02/14/31	01/06/22	856	670	0.1
Romania, Government of, 4.00%, 02/14/51	01/06/22	693	470	0.1
Samhallsbyggnadsbolaget i Norden AB, 1.00%, 08/12/27	09/13/22	79	81	—
Sappi Papier Holding GmbH, 3.63%, 03/15/28	07/01/21	119	92	—
Schaeffler AG, 3.38%, 10/12/28	03/01/22	339	278	0.1
SES, 5.63% (callable at 100, 01/29/24)	03/28/22	112	104	—
SGL Carbon SE, 4.63%, 09/30/24	11/02/21	336	327	0.1
Skandinaviska Enskilda Banken AB, 5.13% (callable at 100, 05/13/25)	09/03/20	817	745	0.1
Spa Holdings 3 Oy, 3.63%, 02/04/28	10/29/21	440	342	0.1
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	04/21/22	277	265	0.1
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25	08/03/22	194	196	—
Teva Pharmaceutical Finance Netherlands II B.V., 1.88%, 03/31/27	02/17/21	180	133	—
Teva Pharmaceutical Finance Netherlands II B.V., 1.63%, 10/15/28	11/10/21	717	551	0.1
UBS Group Funding (Switzerland) AG, 6.88% (callable at 100, 08/07/25)	11/06/19	1,129	1,041	0.2
UniCredit S.p.A., 8.00% (callable at 100, 06/03/24)	11/05/19	205	191	—
United Group B.V., 4.00%, 11/15/27	11/11/21	381	265	0.1
United Group B.V., 3.63%, 02/15/28	02/17/21	214	139	—
Verisure Holding AB, 3.88%, 07/15/26	10/29/21	547	449	0.1
Verisure Holding AB, 3.25%, 02/15/27	11/10/21	317	254	—
Virgin Media Vendor Financing Notes III Designated Activity Company, 4.88%, 07/15/28	10/29/21	799	572	0.1
Vivion Investments S.a r.l., 3.00%, 08/08/24	02/18/21	238	164	—
Wepa Hygieneprodukte GmbH, 2.88%, 12/15/27	11/09/22	126	141	—
ZF Europe Finance B.V., 3.00%, 10/23/29	02/17/21	652	486	0.1
ZF Friedrichshafen AG, 3.75%, 09/21/28	11/02/21	124	90	—
Ziggo Bond Company B.V., 3.38%, 02/28/30	08/16/22	529	523	0.1
		34,195	26,883	4.2

Summary of Investments by Country^	Total Long Term Investments
United States of America	82.6%
United Kingdom	2.4
Netherlands	2.3
Canada	1.6
Cayman Islands	1.2
Switzerland	1.0
France	0.9
Mexico	0.6
Luxembourg	0.5
Indonesia	0.5
Ireland	0.5
Spain	0.4
Peru	0.4
Panama	0.4
Sweden	0.3
Germany	0.3
Oman	0.3
Colombia	0.2
Australia	0.2
Romania	0.2
South Africa	0.2
Brazil	0.2
Liberia	0.2
Chile	0.2
Italy	0.2
Angola	0.2
Bermuda	0.2
Finland	0.2
Dominican Republic	0.1
Hungary	0.1
Turkey	0.1
Virgin Islands (British)	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Summary of Investments by Country^	Total Long Term Investments
Cote D'Ivoire	0.1
Hong Kong	0.1
Egypt	0.1
Saudi Arabia	0.1
United Arab Emirates	0.1
Uruguay	0.1
Zambia	0.1
Singapore	0.1
Paraguay	0.1
Venezuela	0.1
Ukraine	0.1
Qatar	0.1
Ecuador	—
Kazakhstan	—
Mongolia	—
Czech Republic	—
Isle of Man	—
Denmark	—
Jersey	—
Austria	—
El Salvador	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/Neuberger Berman Strategic Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro BOBL	67	March 2023	EUR	7,993	(31)	(253)
United States 10 Year Ultra Bond	42	March 2023		5,102	(3)	(134)
United States 2 Year Note	580	April 2023		119,262	(90)	(317)
					(124)	(704)
Short Contracts
Euro Bund	(38)	March 2023	EUR	(5,373)	43	342
Euro Buxl 30 Year Bond	(1)	March 2023	EUR	(162)	4	29
Euro OAT	(2)	March 2023	EUR	(273)	3	19
Euro Schatz	(8)	March 2023	EUR	(853)	1	10
United States 10 Year Note	(214)	March 2023		(24,127)	30	95
United States 5 Year Note	(552)	April 2023		(59,692)	48	115
United States Long Bond	(155)	March 2023		(19,530)	24	102
United States Ultra Bond	(180)	March 2023		(24,647)	89	471
					242	1,183

JNL/Neuberger Berman Strategic Income Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M Canada Bankers Acceptance (S)	Receiving	2.67	(S)	02/17/27	CAD	8,240	9	224
3M Canada Bankers Acceptance (S)	Paying	2.67	(S)	02/17/27	CAD	8,240	(9)	(223)
							—	1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Neuberger Berman Strategic Income Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
ITRAXX.EUR.XO.38 (Q)	N/A	5.00	12/20/27	4,580	(49)	(4)	(78)

Credit default swap agreements - sell protection
CDX.NA.HY.39 (Q)	4.85	5.00	12/20/27	(2,290)	13	(2)	25

JNL/Neuberger Berman Strategic Income Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	GSC	02/02/23	BRL	963	181	5
BRL/USD	JPM	02/02/23	BRL	648	122	2
BRL/USD	CIT	03/01/23	BRL	417	78	1
BRL/USD	GSC	03/01/23	BRL	104	19	—
CLP/USD	GSC	01/05/23	CLP	1,440,868	1,698	12
CLP/USD	GSC	02/09/23	CLP	161,456	190	8
COP/USD	CIT	02/09/23	COP	1,104,286	226	(1)
COP/USD	JPM	02/09/23	COP	606,068	124	(1)
CZK/EUR	JPM	01/30/23	EUR	(308)	(331)	4
CZK/EUR	CIT	03/16/23	EUR	(19)	(20)	—
EUR/HUF	GSC	01/10/23	HUF	(66,278)	(177)	(6)
EUR/HUF	CIT	01/23/23	HUF	(62,179)	(166)	(6)
EUR/PLN	GSC	03/16/23	PLN	(1,356)	(308)	(2)
EUR/RON	CIT	02/09/23	RON	(445)	(96)	—
EUR/RON	GSC	02/09/23	RON	(901)	(195)	—
EUR/RON	JPM	02/09/23	RON	(478)	(103)	—
EUR/USD	CIT	01/04/23	EUR	6	6	—
EUR/USD	JPM	01/04/23	EUR	737	790	14
EUR/USD	SSB	01/18/23	EUR	3,608	3,866	298
GBP/USD	CIT	01/18/23	GBP	9,550	11,550	(195)
GBP/USD	JPM	01/18/23	GBP	3,150	3,810	313
HUF/EUR	CIT	01/10/23	EUR	(37)	(40)	1
HUF/EUR	CIT	01/23/23	EUR	(105)	(112)	4
HUF/EUR	CIT	03/16/23	EUR	(745)	(802)	38
IDR/USD	CIT	01/05/23	IDR	28,344,195	1,821	(6)
IDR/USD	CIT	01/30/23	IDR	3,489,902	224	2
IDR/USD	CIT	03/15/23	IDR	2,844,195	183	—
ILS/USD	CIT	03/16/23	ILS	1,509	431	(11)
ILS/USD	JPM	03/16/23	ILS	258	74	(2)
KRW/USD	GSC	02/08/23	KRW	663,870	526	25
MXN/USD	CIT	01/05/23	MXN	33,000	1,693	9
MXN/USD	GSC	03/15/23	MXN	5,227	265	5
MYR/USD	GSC	01/31/23	MYR	1,396	317	4
PEN/USD	CIT	03/16/23	PEN	1,070	280	3
PEN/USD	GSC	03/16/23	PEN	114	30	—
PLN/EUR	CIT	01/20/23	EUR	(136)	(146)	2
PLN/EUR	GSC	01/20/23	EUR	(154)	(165)	2
RON/EUR	GSC	02/09/23	EUR	(123)	(133)	—
RON/EUR	JPM	02/09/23	EUR	(241)	(259)	—
RON/EUR	SCB	02/09/23	EUR	(495)	(531)	—
SGD/USD	JPM	01/25/23	SGD	249	186	5
THB/USD	CIT	01/30/23	THB	2,804	81	1
THB/USD	JPM	01/30/23	THB	1,991	58	—
THB/USD	JPM	03/15/23	THB	8,692	253	1
TRY/USD	JPM	03/15/23	TRY	645	33	—
TWD/USD	CIT	01/30/23	TWD	3,328	109	(1)
USD/BRL	GSC	03/01/23	BRL	(914)	(172)	2
USD/BRL	SSB	03/01/23	BRL	(993)	(186)	(2)
USD/COP	JPM	02/09/23	COP	(119,165)	(24)	—
USD/EUR	CIT	01/04/23	EUR	(192)	(206)	(4)
USD/EUR	JPM	01/04/23	EUR	(297)	(319)	(9)
USD/EUR	JPM	01/04/23	EUR	(19)	(20)	—
USD/EUR	GSC	01/18/23	EUR	(17,669)	(18,934)	(1,460)
USD/EUR	CIT	01/20/23	EUR	(182)	(196)	(12)
USD/GBP	GSC	01/18/23	GBP	(16,019)	(19,374)	(1,452)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Neuberger Berman Strategic Income Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/IDR	CIT	01/05/23	IDR	(2,844,195)	(183)	—
USD/IDR	JPM	01/30/23	IDR	(578,633)	(37)	—
USD/KRW	JPM	02/08/23	KRW	(428,051)	(339)	(14)
USD/PEN	GSC	03/16/23	PEN	(144)	(38)	—
USD/TRY	GSC	03/15/23	TRY	(15,477)	(784)	(15)
USD/TWD	CIT	01/30/23	TWD	(13,164)	(430)	3
ZAR/USD	CIT	03/16/23	ZAR	4,835	283	9
ZAR/USD	GSC	03/16/23	ZAR	2,564	150	2
ZAR/USD	SSB	03/16/23	ZAR	355	21	1
					(15,148)	(2,423)

JNL/Neuberger Berman Strategic Income Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INDEX
iBoxx Liquid Investment Grade Index (MT)	SOFR +0.00% (M)	GSC	03/23/23	19,030	(150)	(505)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Neuberger Berman Strategic Income Fund
Assets - Securities
Corporate Bonds And Notes	—	349,205	—	349,205
Government And Agency Obligations	—	263,114	—	263,114
Non-U.S. Government Agency Asset-Backed Securities	—	87,206	—	87,206
Investment Companies	25,120	—	—	25,120
Senior Floating Rate Instruments	—	346	—	346
Short Term Investments	37,748	—	—	37,748
	62,868	699,871	—	762,739
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	1,183	—	—	1,183
Centrally Cleared Interest Rate Swap Agreements	—	224	—	224
Centrally Cleared Credit Default Swap Agreements	—	25	—	25
Open Forward Foreign Currency Contracts	—	776	—	776
	1,183	1,025	—	2,208
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(704)	—	—	(704)
Centrally Cleared Interest Rate Swap Agreements	—	(223)	—	(223)
Centrally Cleared Credit Default Swap Agreements	—	(78)	—	(78)
Open Forward Foreign Currency Contracts	—	(3,199)	—	(3,199)
OTC Total Return Swap Agreements	—	(505)	—	(505)
	(704)	(4,005)	—	(4,709)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Newton Equity Income Fund
COMMON STOCKS 95.3%
Financials 29.1%
Ameriprise Financial, Inc.	44	13,658
AON Public Limited Company - Class A	52	15,753
Assurant, Inc.	117	14,585
Bank of America Corporation	707	23,431
Berkshire Hathaway Inc. - Class B (a)	275	84,838
Chubb Limited	188	41,443
CME Group Inc. - Class A	229	38,522
Comerica Incorporated	191	12,744
Everest Re Group, Ltd.	44	14,437
JPMorgan Chase & Co.	638	85,590
MetLife, Inc.	303	21,904
Morgan Stanley	336	28,534
RenaissanceRe Holdings Ltd	73	13,457
The Allstate Corporation	244	33,041
The Charles Schwab Corporation	344	28,665
The Goldman Sachs Group, Inc.	78	26,828
The Progressive Corporation	120	15,573
U.S. Bancorp	423	18,435
Voya Financial, Inc. (b)	227	13,975
		545,413
Health Care 17.9%
AbbVie Inc.	121	19,552
Becton, Dickinson and Company	231	58,737
Danaher Corporation	98	25,950
Eli Lilly and Company	82	30,154
Gilead Sciences, Inc.	532	45,652
Humana Inc.	27	14,072
McKesson Corporation	72	27,045
Medtronic, Inc.	438	34,040
Merck & Co., Inc.	147	16,314
Sanofi - ADR	918	44,441
UnitedHealth Group Incorporated	37	19,840
		335,797
Energy 11.1%
ConocoPhillips	145	17,138
EOG Resources, Inc.	142	18,393
EQT Corporation	249	8,432
Exxon Mobil Corporation	653	71,988
Hess Corporation	174	24,668
Marathon Petroleum Corporation	239	27,797
Schlumberger Limited	748	39,981
		208,397
Industrials 11.1%
Caterpillar Inc.	100	24,057
Eaton Corporation Public Limited Company	207	32,460
FedEx Corporation	56	9,730
Howmet Aerospace Inc.	256	10,103
Hubbell Incorporated	38	8,827
Ingersoll Rand Inc.	427	22,335
L3Harris Technologies, Inc.	66	13,824
Northrop Grumman Corporation	34	18,350
Quanta Services, Inc.	101	14,459
Raytheon Technologies Corporation	525	53,016
		207,161
Information Technology 8.8%
Applied Materials, Inc.	151	14,669
Cisco Systems, Inc.	1,200	57,157
Corning Incorporated	409	13,048
Dolby Laboratories, Inc. - Class A	136	9,583
Fidelity National Information Services, Inc.	266	18,044
Hewlett Packard Enterprise Company	1,732	27,646
Micron Technology, Inc.	257	12,842
Qualcomm Incorporated	113	12,415
		165,404
Utilities 5.0%
Constellation Energy Group, Inc.	407	35,077
Exelon Corporation	613	26,511
Nextera Energy Partners, LP (b)	114	8,015
PPL Corporation	811	23,687
		93,290
Communication Services 4.9%
Alphabet Inc. - Class A (a)	155	13,683
Comcast Corporation - Class A	601	21,006
Omnicom Group Inc.	288	23,454
The Interpublic Group of Companies, Inc.	973	32,398
		90,541
Consumer Discretionary 3.6%
General Motors Company	378	12,718
International Game Technology PLC	1,404	31,848
Las Vegas Sands Corp. (a)	488	23,480
		68,046
Materials 2.0%
Freeport-McMoRan Inc.	962	36,537
Consumer Staples 1.8%
Archer-Daniels-Midland Company	99	9,228
British American Tobacco P.L.C. - ADR	379	15,150
Bunge Limited	99	9,896
		34,274
Total Common Stocks (cost $1,727,581)		1,784,860
SHORT TERM INVESTMENTS 5.9%
Investment Companies 5.9%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	110,341	110,341
Total Short Term Investments (cost $110,341)		110,341
Total Investments 101.2% (cost $1,837,922)		1,895,201
Other Assets and Liabilities, Net (1.2)%		(22,616)
Total Net Assets 100.0%		1,872,585

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Newton Equity Income Fund
Assets - Securities
Common Stocks	1,784,860	—	—	1,784,860
Short Term Investments	110,341	—	—	110,341
	1,895,201	—	—	1,895,201

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/PIMCO Income Fund
GOVERNMENT AND AGENCY OBLIGATIONS 52.9%
Mortgage-Backed Securities 32.2%
Federal Home Loan Mortgage Corporation
4.00%, 05/01/48 - 02/01/52	24,688	23,414
3.50%, 06/01/48	120	111
3.00%, 04/01/52 - 08/01/52	9,486	8,341
Federal National Mortgage Association, Inc.
4.00%, 05/01/39 - 03/01/52	42,858	40,687
3.50%, 03/01/48 - 02/01/50	4,484	4,151
3.00%, 03/01/50 - 07/01/52	7,786	6,892
TBA, 2.50%, 01/15/53 (a)	4,000	3,391
TBA, 5.00%, 01/15/53 - 02/15/53 (a)	3,800	3,746
TBA, 6.50%, 01/15/53 (a)	300	307
TBA, 3.00%, 02/15/53 (a)	41,295	36,304
TBA, 3.50%, 02/15/53 (a)	106,150	96,588
TBA, 4.50%, 02/15/53 (a)	11,300	10,892
TBA, 6.00%, 02/15/53 (a)	72,000	73,041
TBA, 4.00%, 03/15/53 (a)	74,650	70,089
Government National Mortgage Association
TBA, 4.00%, 01/15/53 (a)	6,900	6,532
TBA, 4.50%, 01/15/53 (a)	5,800	5,628
TBA, 3.50%, 02/15/53 (a)	12,600	11,582
		401,696
U.S. Treasury Inflation Indexed Securities 10.0%
Treasury, United States Department of
0.38%, 07/15/23 - 07/15/27 (b)	13,768	13,549
0.63%, 01/15/24 - 02/15/43 (b)	26,259	24,888
0.50%, 04/15/24 (b)	11,639	11,322
0.13%, 07/15/24 - 07/15/31 (b)	29,446	27,802
0.75%, 07/15/28 - 02/15/45 (b)	6,753	5,892
0.88%, 01/15/29 - 02/15/47 (b)	12,601	11,575
0.25%, 07/15/29 - 02/15/50 (b)	19,215	16,799
2.13%, 02/15/40 - 02/15/41 (b)	548	576
1.38%, 02/15/44 (b)	512	470
1.00%, 02/15/46 - 02/15/49 (b)	13,794	11,459
		124,332
U.S. Treasury Note 6.0%
Treasury, United States Department of
2.25%, 10/31/24 (c)	37,000	35,526
2.63%, 01/31/26 (c)	10,300	9,841
2.38%, 03/31/29	11,900	10,827
2.75%, 08/15/32	19,800	18,009
		74,203
Sovereign 4.6%
Buenos Aires City S.A.
72.38%, (BADLAR + 3.25%), 03/29/24, ARS (d)	61,987	182
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
8.20%, 08/12/26, PEN (e)	7,914	2,184
6.35%, 08/12/28, PEN (f)	338	85
6.35%, 08/12/28, PEN (e)	4,263	1,069
5.94%, 02/12/29, PEN (e)	1,869	452
5.94%, 02/12/29, PEN	5,932	1,436
6.95%, 08/12/31, PEN (e)	1,223	304
6.15%, 08/12/32, PEN	4,069	945
6.15%, 08/12/32, PEN (e)	924	214
5.40%, 08/12/34, PEN (e)	502	106
5.35%, 08/12/40, PEN (e)	146	29
Gobierno de la Provincia de Buenos Aires
62.10%, (BADLAR + 3.75%), 04/12/25, ARS (d) (f)	6,440	17
Ministry of Finance
3.80%, 05/13/60 (f)	2,434	1,913
Ministry of Finance of the Russian Federation
0.00%, 05/27/26 - 06/23/47 (f) (g) (h)	15,696	7,464
0.00%, 06/23/27 - 06/23/47 (e) (f) (g) (h)	3,800	2,218
Presidencia De La Nacion
15.50%, 10/17/26, ARS	63,437	42
1.00%, 07/09/29	563	151
0.50%, 07/09/30 (i)	6,961	1,869
1.50%, 07/09/35 - 07/09/46 (i)	4,464	1,163
3.88%, 01/09/38 (i)	3,720	1,176
3.50%, 07/09/41 (i)	2,665	766
Republica Bolivariana de Venezuela
0.00%, 05/07/23 - 12/09/49 (f) (g) (h) (j)	5,970	483
Romania, Government of
2.13%, 03/07/28, EUR (e)	1,200	1,065
South Africa, Parliament of
10.50%, 12/21/27, ZAR	377,200	23,475
Turkiye Cumhuriyeti Basbakanlik
4.25%, 03/13/25	3,800	3,543
6.13%, 10/24/28	600	536
7.63%, 04/26/29	1,330	1,252
5.25%, 03/13/30	3,400	2,733
5.75%, 05/11/47	800	546
		57,418
Treasury Inflation Indexed Securities 0.1%
Presidencia De La Nacion
1.40%, 03/25/23, ARS (k)	126,112	1,292
Municipal 0.0%
Puerto Rico, Commonwealth of
0.00%, 11/01/43 (i)	77	34
U.S. Treasury Bond 0.0%
Treasury, United States Department of
3.00%, 08/15/48	30	25
Total Government And Agency Obligations (cost $709,369)		659,000
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 33.7%
Accredited Mortgage Loan Trust 2006-2
Series 2006-A4-2, REMIC, 4.65%, (1 Month USD LIBOR + 0.26%), 09/25/36 (d) (i)	5,391	5,318
Aegis Asset Backed Securities Trust
Series 2004-M1-1, REMIC, 5.41%, (1 Month USD LIBOR + 1.02%), 04/25/34 (d) (i)	4,630	4,353
AFC Mortgage Corporation
Series 2000-2A-1, REMIC, 5.03%, (1 Month USD LIBOR + 0.64%), 03/25/30 (d)	1,198	1,138
Alba 2006-2 PLC
Series 2006-D-2, 3.85%, (SONIA + 0.58%), 12/15/38, GBP (d) (f)	1,091	1,141
Alternative Loan Trust 2005-43
Series 2005-B1-J4, REMIC, 6.41%, (1 Month USD LIBOR + 2.03%), 07/25/35 (d) (i)	2,747	2,531
Series 2005-A3-38, REMIC, 5.09%, (1 Month USD LIBOR + 0.70%), 09/25/35 (d) (i)	243	207
Series 2005-1A1-35CB, REMIC, 5.50%, 09/25/35	739	573
Alternative Loan Trust 2005-45
Series 2005-2A3A-AR1, REMIC, 5.09%, (1 Month USD LIBOR + 0.70%), 10/25/35 (d) (i)	8,216	6,834
Series 2005-1A1-59, REMIC, 5.01%, (1 Month USD LIBOR + 0.66%), 11/20/35 (d) (i)	1,564	1,366
Alternative Loan Trust 2006-9T1
Series 2005-A1-81, REMIC, 4.95%, (1 Month USD LIBOR + 0.56%), 02/25/36 (d) (i)	799	653
Alternative Loan Trust 2006-OA17
Series 2006-1A1A-OA17, REMIC, 4.55%, (1 Month USD LIBOR + 0.20%), 12/20/46 (d) (i)	1,514	1,250
Alternative Loan Trust 2007-19
Series 2007-2A1-19, REMIC, 6.50%, 08/25/37	4,022	1,863
American Airlines, Inc.
Series 2015-A-1, 3.38%, 05/01/27	1,877	1,533
Attentus CDO III, Ltd.
Series 2007-A2-3A, REMIC, 4.36%, (3 Month USD LIBOR + 0.45%), 10/11/42 (d) (e)	7,648	6,773
BAMLL Commercial Mortgage Securities Trust 2019-AHT
Series 2019-A-AHT, REMIC, 5.52%, (1 Month USD LIBOR + 1.20%), 03/15/34 (d)	7,010	6,729
Banc of America Funding Corp
Series 2005-5M1-A, REMIC, 5.03%, (1 Month USD LIBOR + 0.68%), 02/20/35 (d) (i)	3,357	3,083
Series 2005-1A23-3, REMIC, 5.50%, 06/25/35	317	305
BCAP LLC 2009-RR13-II Trust
Series 2009-17A3-RR13, REMIC, 5.88%, 04/26/37 (d)	3,562	1,868

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Bear Stearns ALT-A Trust 2006-3
Series 2005-12A1-8, REMIC, 4.93%, (1 Month USD LIBOR + 0.54%), 10/25/35 (d) (i)	1,837	1,747
Bombardier Capital Inc.
Series 1999-A5-B, REMIC, 7.44%, 12/15/29 (d)	6,296	832
BX Trust 2021-ARIA
Series 2021-C-ARIA, REMIC, 5.96%, (1 Month USD LIBOR + 1.65%), 10/16/23 (d)	2,200	2,050
Series 2021-D-ARIA, REMIC, 6.21%, (1 Month USD LIBOR + 1.90%), 10/16/23 (d)	2,400	2,220
BX Trust 2021-RISE
Series 2021-D-RISE, REMIC, 6.07%, (1 Month USD LIBOR + 1.75%), 11/15/23 (d)	915	860
Carrington Mortgage Loan Trust, Series 2006-NC3
Series 2006-A4-NC3, REMIC, 4.63%, (1 Month USD LIBOR + 0.24%), 07/25/36 (d) (i)	7,130	5,664
CBAM 2018-5 Ltd
Series 2018-A-5A, 5.10%, (3 Month USD LIBOR + 1.02%), 04/17/31 (d)	1,100	1,081
C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB8
Series 2006-A2C-CB8, REMIC, 4.69%, (1 Month USD LIBOR + 0.30%), 10/25/36 (d) (i)	5,741	4,747
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-2A
Series 2004-A1-1A, REMIC, 5.28%, (1 Month USD LIBOR + 0.28%), 01/25/35 (d) (e) (i)	234	221
CHL Mortgage Pass-Through Trust 2006-17
Series 2006-A1-17, REMIC, 6.00%, 12/25/36	1,216	563
Citigroup Commercial Mortgage Trust 2016-C1
Series 2016-A4-C1, REMIC, 3.21%, 05/12/26	5,500	5,125
Citigroup Commercial Mortgage Trust 2018-B2
Series 2018-A1-B2, REMIC, 2.86%, 01/12/23	47	47
Citigroup Mortgage Loan Trust 2006-4
Series 2006-2A1A-4, REMIC, 6.00%, 12/25/35	2,558	2,420
Citigroup Mortgage Loan Trust 2013-2
Series 2013-1A4-2, REMIC, 4.41%, 11/25/37 (d)	3,489	3,054
COMM 2013-CCRE10 Mortgage Trust
Series 2013-ASB-CR10, REMIC, 3.80%, 04/12/23	48	47
Commonbond Student Loan Trust 2020-A-GS
Series 2020-A-AGS, 1.98%, 08/25/50	3,943	3,414
Conseco Finance Corp.
Series 1999-A6-5, REMIC, 7.50%, 03/01/30	3,056	1,217
Credit Suisse Mortgage Capital Certificates
Series 2009-5A9-11R, REMIC, 3.76%, 08/26/36 (d)	1,241	1,190
CSMC Mortgage-Backed Trust 2006-6
Series 2006-1A11-6, REMIC, 6.00%, 07/25/36	482	260
CSMC Series 2009-5R
Series 2009-1A2-5R, REMIC, 3.25%, 06/26/36 (d)	2,078	1,654
CWABS Asset-Backed Certificates Trust 2006-20
Series 2006-2A4-20, REMIC, 4.62%, (1 Month USD LIBOR + 0.23%), 09/25/35 (d) (i)	14,200	12,703
CWABS Asset-Backed Certificates Trust 2006-21
Series 2006-1A-21, REMIC, 4.53%, (1 Month USD LIBOR + 0.14%), 05/25/35 (d) (i)	813	793
CWABS Asset-Backed Certificates Trust 2007-10
Series 2007-1M1-10, REMIC, 4.65%, (1 Month USD LIBOR + 0.26%), 11/25/36 (d) (i)	9,593	7,454
CWABS, Inc.
Series 2004-M1-SD3, REMIC, 5.66%, (1 Month USD LIBOR + 1.28%), 07/25/34 (d) (i)	819	793
Series 2004-M6-BC5, REMIC, 6.04%, (1 Month USD LIBOR + 1.65%), 07/25/34 (d) (i)	3,733	3,592
Series 2004-M4-AB2, REMIC, 5.66%, (1 Month USD LIBOR + 1.28%), 11/25/34 (d) (i)	2,370	1,876
Series 2005-MV6-7, REMIC, 5.59%, (1 Month USD LIBOR + 1.20%), 08/25/35 (d) (i)	4,000	3,476
CWMBS, Inc.
Series 2006-2A1-OA5, REMIC, 4.79%, (1 Month USD LIBOR + 0.40%), 04/25/46 (d) (i)	2,408	1,962
Ellington Financial Mortgage Trust 2020-1
Series 2020-A1-1, REMIC, 2.01%, 05/25/65 (d)	254	241
Ellington Financial Mortgage Trust 2022-4
Series 2022-A1-4, REMIC, 5.90%, 09/25/67 (i)	12,700	12,518
Encore Credit Receivables Trust
Series 2005-M5-4, REMIC, 5.36%, (1 Month USD LIBOR + 0.98%), 01/25/36 (d) (i)	5,905	4,938
Eurosail-UK 2007-3BL PLC
Series 2007-C1A-3X, 3.91%, (SONIA + 0.67%), 06/13/45, GBP (d) (f)	11,954	12,167
Eurosail-UK 2007-6NC PLC
Series 2007-A3A-6NCX, 4.06%, (SONIA + 0.82%), 09/13/45, GBP (d) (f)	32	37
Extended Stay America Trust 2021-ESH
Series 2021-A-ESH, REMIC, 5.40%, (1 Month USD LIBOR + 1.08%), 07/17/23 (d)	12,593	12,233
Fremont Home Loan Trust 2006-E
Series 2006-1A1-E, REMIC, 4.53%, (1 Month USD LIBOR + 0.14%), 01/25/37 (d) (i)	14,640	7,396
Galaxy XV CLO Ltd
Series 2013-ARR-15A, 5.05%, (3 Month USD LIBOR + 0.97%), 10/15/30 (d)	7,000	6,882
GE-WMC Mortgage Securities, L.L.C.
Series 2005-M2-1, REMIC, 5.08%, (1 Month USD LIBOR + 0.69%), 10/25/35 (d) (i)	13,365	11,168
GS Mortgage Securities Corp.
Series 2006-2A3-5, REMIC, 4.93%, (1 Month USD LIBOR + 0.54%), 03/25/36 (d) (i)	3,836	1,758
GSMSC Resecuritization Trust 2015-8R
Series 2015-B-8R, REMIC, 3.54%, 04/28/37 (d)	23,904	6,595
GSR Mortgage Loan Trust 2005-AR1
Series 2004-1AF-4, REMIC, 4.79%, (1 Month USD LIBOR + 0.40%), 06/25/34 (d)	4,160	3,499
Series 2004-M2-10, REMIC, 4.56%, 08/25/34 (d) (i)	2,993	2,599
Harborview Mortgage Loan Trust 2006-8
Series 2006-1A1-8, REMIC, 4.75%, (1 Month USD LIBOR + 0.40%), 07/21/36 (d) (i)	3,767	2,020
Harley Marine Financing LLC
Series 2018-A2-1A, 6.68%, 05/15/43 (i)	171	168
HITR 2019-2A A1 144A 3MLIB+176BP
Series 2019-A1-2, 6.42%, (3 Month USD LIBOR + 1.76%), 05/23/39 (d)	9,846	8,994
IndyMac INDX Mortgage Loan Trust 2006-AR21
Series 2006-3A1-AR11, REMIC, 3.12%, 06/25/36 (d)	2,333	1,456
IndyMac MBS, Inc.
Series 2005-A5-A5, REMIC, 4.79%, (1 Month USD LIBOR + 0.40%), 05/25/35 (d)	958	626
J.P. Morgan Alternative Loan Trust 2006-A6
Series 2006-1A1-A5, REMIC, 4.71%, (1 Month USD LIBOR + 0.32%), 10/25/36 (d) (i)	1,077	917
J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1
Series 2005-M6-FLD1, REMIC, 5.47%, (1 Month USD LIBOR + 1.08%), 07/25/35 (d)	7,757	7,342
JPMCC Commercial Mortgage Securities Trust 2016-JP4
Series 2016-A4-JP4, REMIC, 3.65%, 11/18/26 (d)	2,600	2,431
LCCM 2021-FL3 Trust
Series 2021-A-FL3, REMIC, 5.77%, (1 Month USD LIBOR + 1.45%), 11/17/36 (d) (i)	17,100	16,317
Lehman XS Trust, Series 2007-15N
Series 2007-2A1-15N, REMIC, 4.89%, (1 Month USD LIBOR + 0.25%), 08/25/47 (d) (i)	2,951	2,624
Madison Park Funding XLI, Ltd.
Series AR-12A, 5.15%, (3 Month USD LIBOR + 0.83%), 04/22/27 (d)	4,684	4,634
Mansard Mortgages 2006-1 PLC
Series 2006-B1-1X, 2.87%, (SONIA + 1.22%), 10/15/48, GBP (d) (f)	3,886	4,211
Meritage Mortgage Corporation
Series 2004-M2-2, REMIC, 5.29%, (1 Month USD LIBOR + 0.90%), 01/25/35 (d) (i)	5,072	4,843
METAL 2017-1 LLC
Series 2017-A-1, 4.58%, 10/15/24 (e) (i)	1,159	609
Morgan Stanley & Co. LLC
Series 2019-A4-L2, REMIC, 4.07%, 02/16/29	1,700	1,571

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Morgan Stanley Capital I Trust 2018-Sun
Series 2018-D-SUN, REMIC, 5.97%, (1 Month USD LIBOR + 1.65%), 07/16/35 (d) (i)	9,562	9,228
Morgan Stanley Capital I Trust 2021-230P
Series 2021-D-230P, REMIC, 6.70%, (1 Month USD LIBOR + 2.38%), 12/15/23 (d)	2,929	2,708
Series 2021-E-230P, REMIC, 7.39%, (1 Month USD LIBOR + 3.08%), 12/15/23 (d)	5,417	4,873
Morgan Stanley Resecuritization Trust 2014-R3
Series 2014-2AD-R3, REMIC, 6.24%, 07/28/48 (d)	2,325	2,268
Mr. Cooper Group Inc.
Series 2007-A1A-OA5, REMIC, 2.89%, (12 Month Treasury Average + 0.84%), 05/25/47 (d)	1,692	1,384
Navient Funding, LLC
Series 2006-A5-B, REMIC, 5.04%, (3 Month USD LIBOR + 0.27%), 12/15/39 (d)	1,551	1,428
Newgate Funding PLC
Series 2007-A3-2X, 3.96%, (3 Month GBP LIBOR + 0.16%), 12/15/50, GBP (d) (f)	3,769	4,286
Novastar Mortgage Funding Trust, Series 2007-1
Series 2007-A2C-1, REMIC, 4.57%, (1 Month USD LIBOR + 0.18%), 03/25/37 (d) (i)	39,206	13,467
Pagaya AI Debt Selection Trust 2021-5
Series 2021-A-5, 1.53%, 08/15/29	3,702	3,575
Palmer Square Loan Funding 2020-1, LLC
Series 2020-A1-1A, 5.48%, (3 Month USD LIBOR + 0.80%), 02/22/28 (d)	1,834	1,821
Park Place Securities, Inc.
Series 2005-M5-WHQ2, REMIC, 5.42%, (1 Month USD LIBOR + 1.04%), 05/25/35 (d) (i)	4,461	3,098
People's Choice Home Loan Securities Trust Series 2005-3
Series 2005-M3-3, REMIC, 5.24%, (1 Month USD LIBOR + 0.86%), 08/25/35 (d) (i)	3,545	3,315
PHH Alternative Mortgage Trust, Series 2007-3
Series 2007-A3-3, REMIC, 4.99%, (1 Month USD LIBOR + 0.60%), 07/25/37 (d) (i)	4,127	3,801
Preferred Residential Securities 05-2 PLC
Series 2005-C1C-2X, 4.37%, (SONIA + 0.69%), 12/15/40, GBP (d) (f) (i)	1,860	2,192
RFMSI Series 2007-S4 Trust
Series 2007-A5-S4, REMIC, 6.00%, (1 Month USD LIBOR + 0.60%), 04/25/37 (d)	871	710
Saxon Asset Securities Trust 2004-3
Series 2004-M1-1, REMIC, 5.18%, (1 Month USD LIBOR + 0.80%), 03/25/35 (d) (i)	788	687
Securitized Asset Backed Receivables LLC
Series 2005-M2-EC1, REMIC, 5.03%, (1 Month USD LIBOR + 0.65%), 01/25/35 (d) (i)	263	258
Series 2005-M2-FR3, REMIC, 5.36%, (1 Month USD LIBOR + 0.98%), 04/25/35 (d) (i)	1,062	913
Series 2006-M3-OP1, REMIC, 5.00%, (1 Month USD LIBOR + 0.62%), 10/25/35 (d) (i)	9,925	9,497
SG Mortgage Securities Trust
Series 2005-M3-OPT1, REMIC, 5.09%, (1 Month USD LIBOR + 0.71%), 10/25/35 (d) (i)	4,975	4,466
S-JETS 2017-1 Limited
Series 2017-A-1, 3.97%, 08/15/25 (i)	1,053	812
SMB Private Education Loan Trust 2022-B
Series 2022-A1A-B, REMIC, 3.94%, 02/16/55	3,265	3,051
Series 2022-A1B-B, REMIC, 4.67%, (SOFR 30-Day Average + 1.45%), 02/16/55 (d)	3,265	3,144
Soundview Home Loan Trust
Series 2005-M2-OPT2, REMIC, 5.23%, (1 Month USD LIBOR + 0.84%), 08/25/35 (d) (i)	8,000	6,764
Specialty Underwriting & Residential Finance Trust
Series 2006-A1-AB2, REMIC, 4.69%, (1 Month USD LIBOR + 0.30%), 06/25/37 (d) (i)	17,868	10,362
Stratton Mortgage Funding 2020-1 PLC
Series 2020-C-1, 5.25%, (SONIA + 2.00%), 03/12/52, GBP (d) (f) (i)	3,200	3,755
Structured Asset Investment Loan Trust 2005-4
Series 2005-M2-HE1, REMIC, 5.11%, (1 Month USD LIBOR + 0.72%), 07/25/35 (d) (i)	1,217	1,127
Structured Asset Securities CORP Mortgage Loan Trust 2007-OSI
Series 2007-A4-OSI, REMIC, 4.59%, (1 Month USD LIBOR + 0.20%), 06/25/37 (d) (i)	15,055	9,863
Towd Point Mortgage Trust 2022-4
Series 2022-A1-4, REMIC, 3.75%, 09/25/62	13,607	12,636
TruPS Financials Note Securitization 2017-2 Ltd
Series 2017-A1-2A, 6.32%, (3 Month USD LIBOR + 1.57%), 09/20/39 (d)	1,593	1,520
United Airlines Pass Through Trust 2020-1A
Series 2020-A-1, 5.88%, 10/15/27	2,134	2,102
US Airways, Inc.
Series 2010-A-1, 6.25%, 04/22/23	744	733
WaMu Asset-Backed Certificates WaMu Series 2007-HE2 Trust
Series 2007-2A3-HE2, REMIC, 4.64%, (1 Month USD LIBOR + 0.25%), 04/25/37 (d) (i)	38,195	14,094
WaMu Asset-Backed Certificates, WaMu Series 200X-HEX Trust
Series 2005-3M2-WL1, REMIC, 5.17%, (1 Month USD LIBOR + 0.78%), 06/25/45 (d) (i)	1,847	1,816
Wamu Mortgage Pass-Through Certificates Series 2003-S10trust
Series 2005-1A3-AR10, REMIC, 3.83%, 09/25/35 (d)	1,486	1,268
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OA3 Trust
Series 2007-4A2-OA3, REMIC, 2.75%, (12 Month Treasury Average + 0.70%), 04/25/47 (d)	1,154	886
Wells Fargo Commercial Mortgage Trust 2017-HSDB
Series 2017-A-HSDB, REMIC, 5.37%, (1 Month USD LIBOR + 0.85%), 12/15/31 (d) (i)	3,065	3,017
Series 2017-B-HSDB, REMIC, 5.62%, (1 Month USD LIBOR + 1.10%), 12/15/31 (d) (i)	2,542	2,467
Series 2017-D-HSDB, REMIC, 6.36%, (1 Month USD LIBOR + 1.84%), 12/15/31 (d) (i)	178	169
Wells Fargo Mortgage Backed Securities 2007-AR7 Trust
Series 2007-A1-AR7, REMIC, 4.33%, 12/25/37 (d)	8,830	7,553
WFRBS Commercial Mortgage Trust 2013-C15
Series 2013-ASB-C15, REMIC, 3.72%, 05/17/23	98	97
Total Non-U.S. Government Agency Asset-Backed Securities (cost $470,793)		420,585
CORPORATE BONDS AND NOTES 20.1%
Financials 7.0%
Avolon Holdings Funding Limited
2.53%, 11/18/27 (e)	2,605	2,103
Banco de Credito del Peru
4.65%, 09/17/24, PEN (e)	1,800	443
Barclays PLC
6.38%, (100, 12/15/25), GBP (f) (l)	1,780	1,967
7.25%, (100, 03/15/23), GBP (f) (l) (m)	2,900	3,459
7.75%, (100, 09/15/23) (l) (m)	5,700	5,536
Corsair International Limited
5.47%, (6 Month EURIBOR + 4.85%), 11/24/26, EUR (d)	1,000	1,057
5.83%, (6 Month EURIBOR + 5.20%), 01/28/29, EUR (d) (e)	1,000	1,054
Credit Suisse Group AG
7.25%, (100, 09/12/25) (e) (l)	200	145
7.50%, (100, 07/17/23) (e) (l)	1,100	886
7.50%, (100, 07/17/23) (f) (l)	3,300	2,657
7.50%, (100, 12/11/23) (e) (l) (m)	2,600	2,258
6.50%, 08/08/23 (e) (m)	1,800	1,737
3.09%, 05/14/32 (e)	1,250	868
6.54%, 08/12/33 (e) (m)	2,300	2,024
Deutsche Bank Aktiengesellschaft
3.96%, 11/26/25	1,729	1,650
3.04%, 05/28/32 (m)	9,500	7,200
Ford Motor Credit Company LLC
2.68%, (3 Month EURIBOR + 0.70%), 12/01/24, EUR (d)	100	103

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
HSBC Holdings PLC
3.97%, 05/22/30	600	524
2.85%, 06/04/31 (m)	5,040	4,012
Intesa Sanpaolo SPA
7.75%, (100, 01/11/27), EUR (f) (l) (m)	8,300	8,568
Lloyds Banking Group PLC
4.95%, (5 Year EURIBOR Swap Rate Constant Maturity + 5.29%), (100, 06/27/25), EUR (d) (f) (l) (m)	5,342	5,432
7.88%, (100, 06/27/29), GBP (f) (l) (m)	1,600	1,841
Nationwide Building Society
4.30%, 03/08/29 (e)	1,600	1,447
NatWest Group PLC
4.89%, 05/18/29 (m)	200	188
5.08%, 01/27/30 (m)	2,800	2,635
4.45%, 05/08/30 (m) (n)	2,000	1,813
Navient Corporation
5.50%, 01/25/23	1,590	1,587
OneMain Finance Corporation
5.63%, 03/15/23	2,745	2,741
Owl Rock Capital Corporation
2.88%, 06/11/28	4,600	3,616
Rio Oil Finance Trust
9.25%, 07/06/24 (f) (i)	64	65
8.20%, 04/06/28 (e)	213	215
Santander UK Group Holdings PLC
6.75%, (100, 06/24/24), GBP (f) (l) (m)	2,780	3,219
3.82%, 11/03/28 (m)	1,800	1,604
Stichting AK Rabobank Certificaten II
6.50%, EUR (d) (f) (i) (l)	4,401	4,516
Turkiye Ihracat Kredi Bankasi A.S.
8.25%, 01/24/24 (e)	200	203
UniCredit S.p.A.
7.83%, 12/04/23 (e)	6,140	6,193
Voyager Aviation Holdings, LLC
8.50%, 05/09/26 (e)	2,540	2,108
		87,674
Communication Services 3.5%
Altice Financing S.A.
5.75%, 08/15/29 (e) (n)	1,275	1,004
DISH DBS Corporation
5.25%, 12/01/26 (e)	1,490	1,257
5.75%, 12/01/28 (e)	1,490	1,190
Intelsat Jackson Holdings S.A.
6.50%, 03/15/30 (e)	9,103	8,169
Netflix, Inc.
4.63%, 05/15/29, EUR (f)	500	521
3.88%, 11/15/29, EUR (f)	809	800
3.63%, 06/15/30, EUR (f)	8,611	8,350
Sprint Corporation
7.88%, 09/15/23	15,367	15,596
7.13%, 06/15/24	1,600	1,633
7.63%, 03/01/26	47	49
Windstream Escrow, LLC
7.75%, 08/15/28 (e)	6,439	5,268
		43,837
Utilities 3.1%
National Power Company Ukrenergo
6.88%, 11/09/28 (f)	400	69
Pacific Gas And Electric Company
3.25%, 06/15/23	2,792	2,759
4.25%, 08/01/23 - 03/15/46	5,580	5,158
3.40%, 08/15/24	721	693
3.50%, 06/15/25 (n)	577	545
3.45%, 07/01/25	963	912
2.95%, 03/01/26	690	634
3.30%, 03/15/27 - 12/01/27	1,347	1,194
3.00%, 06/15/28	3,343	2,887
3.75%, 07/01/28 - 08/15/42	1,014	893
4.55%, 07/01/30	7,255	6,567
4.40%, 03/01/32	1,000	875
4.50%, 12/15/41	84	60
4.45%, 04/15/42	237	177
4.60%, 06/15/43	108	82
4.75%, 02/15/44	209	162
4.30%, 03/15/45	11,143	7,971
4.00%, 12/01/46	30	20
4.95%, 07/01/50	3,530	2,758
5.25%, 03/01/52	1,000	821
PG&E Wildfire Recovery Funding LLC
4.26%, 06/01/36	480	446
4.38%, 06/01/39	530	477
4.45%, 12/01/47	2,800	2,418
		38,578
Consumer Discretionary 1.6%
Carvana Co.
5.50%, 04/15/27 (e)	120	47
4.88%, 09/01/29 (e)	1,400	532
10.25%, 05/01/30 (e)	3,600	1,691
Marriott International, Inc.
4.63%, 06/15/30 (o)	66	62
MCE Finance Limited
5.38%, 12/04/29 (e)	800	645
Mitchells & Butlers Finance PLC
6.01%, 12/15/28, GBP (i)	122	136
Nissan Motor Co., Ltd.
3.52%, 09/17/25 (e)	2,000	1,859
4.35%, 09/17/27 (e)	4,300	3,901
4.81%, 09/17/30 (e)	300	254
Sands China Ltd.
5.63%, 08/08/25 (i) (o)	6,033	5,840
4.30%, 01/08/26 (i) (o)	400	368
5.90%, 08/08/28 (i) (o)	2,000	1,874
4.88%, 06/18/30 (i) (o)	200	172
Studio City Company Limited
7.00%, 02/15/27 (e)	400	374
Viking Cruises Limited
13.00%, 05/15/25 (e)	1,600	1,696
Wynn Macau, Limited
5.13%, 12/15/29 (e)	1,400	1,129
		20,580
Energy 1.6%
Gaz Capital S.A.
0.00%, 01/24/24, EUR (f) (g) (h)	4,380	3,282
0.00%, 03/23/27 (f) (g) (h)	800	560
Gaz Finance PLC
0.00%, 06/29/27 (f) (g) (h)	200	140
0.00%, 01/27/29 (e) (f) (g) (h)	6,400	4,480
Petroleos de Venezuela, S.A.
0.00%, 05/16/24 - 04/12/37 (f) (g) (h) (j)	1,590	68
Petroleos Mexicanos
6.70%, 02/16/32	12,389	9,754
6.95%, 01/28/60	1,190	753
Topaz Solar Farms LLC
4.88%, 09/30/39 (e)	63	55
5.75%, 09/30/39 (e)	679	642
Valaris Limited
8.25%, 04/30/28 (e) (p)	16	16
Valaris PLC
8.25%, 04/30/28 (p)	21	21
Western Midstream Operating, LP
5.04%, (3 Month USD LIBOR + 0.85%), 01/13/23 (d)	124	124
		19,895
Health Care 1.2%
Community Health Systems, Inc.
8.00%, 03/15/26 (e)	1,134	1,034
5.63%, 03/15/27 (e)	4,746	4,072
Legacy Lifepoint Health, LLC
9.75%, 12/01/26 (e)	6,500	5,233
Prime Healthcare Services, Inc.
7.25%, 11/01/25 (e)	5,000	4,232
		14,571
Industrials 1.0%
Cellnex Finance Company, S.A.
3.88%, 07/07/41 (e)	4,860	3,382

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Park Aerospace Holdings Limited
4.50%, 03/15/23 (e)	4,325	4,314
The Boeing Company
5.71%, 05/01/40 (o)	1,929	1,839
5.81%, 05/01/50 (o)	1,497	1,396
5.93%, 05/01/60 (o)	2,230	2,044
		12,975
Real Estate 0.8%
Country Garden Holdings Company Limited
5.13%, 01/17/25 (f)	600	403
3.13%, 10/22/25 (f)	400	244
2.70%, 07/12/26 (f)	400	228
3.88%, 10/22/30 (f)	400	212
EPR Properties
4.75%, 12/15/26	32	29
4.95%, 04/15/28	90	77
GLP Financing, LLC
5.25%, 06/01/25	54	53
5.30%, 01/15/29	268	254
Kennedy Wilson Europe Real Estate Limited
3.25%, 11/12/25, EUR (f)	3,000	2,497
MPT Operating Partnership, L.P.
3.69%, 06/05/28, GBP	300	264
Omega Healthcare Investors, Inc.
3.63%, 10/01/29	184	151
Uniti Group Inc.
7.88%, 02/15/25 (e)	5,171	5,019
6.50%, 02/15/29 (e)	507	336
		9,767
Consumer Staples 0.2%
Market Bidco Finco PLC
4.75%, 11/04/27, EUR (e)	2,300	1,965
Materials 0.1%
Syngenta Finance N.V.
4.89%, 04/24/25 (e) (o)	943	913
Information Technology 0.0%
Oracle Corporation
3.85%, 04/01/60	234	157
Total Corporate Bonds And Notes (cost $300,409)		250,912
SENIOR FLOATING RATE INSTRUMENTS 6.6%
Industrials 3.1%
American Airlines, Inc.
2021 Term Loan, 8.99%, (3 Month USD LIBOR + 4.75%), 03/10/28 (d)	5,700	5,669
TransDigm Inc.
2022 Term Loan H, 5.92%, (3 Month Term SOFR + 3.25%), 02/28/27 (d)	3,447	3,430
TransDigm, Inc.
2020 Term Loan F, 5.92%, (3 Month USD LIBOR + 2.25%), 06/09/23 (d)	3,939	3,886
2020 Term Loan E, 5.92%, (3 Month USD LIBOR + 2.25%), 05/30/25 (d)	8,075	7,980
Uber Technologies, Inc.
2021 1st Lien Term Loan B, 8.23%, (3 Month USD LIBOR + 3.50%), 04/04/25 (d)	4,923	4,917
2021 Term Loan B, 8.23%, (3 Month USD LIBOR + 3.50%), 02/16/27 (d)	12,617	12,583
		38,465
Financials 1.4%
Avolon
Term Loan, 5.85%, (3 Month USD LIBOR + 1.50%), 02/05/27 (d)	33	33
Avolon TLB Borrower 1 (US) LLC
Term Loan B3, 6.10%, (3 Month USD LIBOR + 1.75%), 01/15/25 (d)	31	31
Ineos Finance PLC
Term Loan, 3.49%, (3 Month EURIBOR + 2.00%), 03/31/24, EUR (d)	11,399	12,145
Lealand Finance Company B.V.
2020 Make Whole Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 06/28/24 (d)	21	13
2020 Take Back Term Loan, 5.07%, (3 Month USD LIBOR + 3.00%), 06/30/25 (d) (p)	67	35
Softbank Vision Fund II
Term Loan, 5.00%, 12/21/25 (d) (q)	5,620	5,388
		17,645
Communication Services 0.8%
Carnival Corporation
USD Term Loan B, 0.00%, (3 Month EURIBOR + 3.75%), 06/26/25, EUR (d) (r)	2,000	2,051
Cengage Learning, Inc.
2021 Term Loan B, 7.81%, (6 Month USD LIBOR + 4.75%), 06/29/26 (d)	4,210	3,777
Intelsat Jackson Holdings S.A.
2021 Exit Term Loan B, 7.44%, (SOFR + 4.50%), 01/25/29 (d)	2,375	2,289
PUG LLC
USD Term Loan , 7.57%, (1 Month USD LIBOR + 3.50%), 01/31/27 (d)	95	78
Syniverse Holdings, Inc.
2022 Term Loan, 10.55%, (3 Month Term SOFR + 7.00%), 05/06/27 (d)	544	473
Windstream Services
Term Loan, 8.42%, 02/28/27 (d) (q)	1,000	934
Windstream Services, LLC
2020 Exit Term Loan B, 10.44%, (1 Month USD LIBOR + 6.25%), 08/24/27 (d)	550	497
		10,099
Information Technology 0.5%
Market Bidco Limited
Term Loan, 6.55%, (3 Month EURIBOR + 4.75%), 11/04/27 - 07/31/28, EUR (d)	3,058	2,839
Poseidon BidCo S.A.S
Term Loan, 6.86%, 07/14/28, EUR (d) (q)	2,947	2,681
SS&C European Holdings Sarl
2018 Term Loan B4, 5.82%, (1 Month USD LIBOR + 1.75%), 02/27/25 (d)	116	114
SS&C Technologies Inc.
2018 Term Loan B3, 5.82%, (1 Month USD LIBOR + 1.75%), 02/27/25 (d)	149	146
		5,780
Consumer Discretionary 0.4%
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 12/23/24 (d)	2,969	2,959
Carnival Corporation
EUR Term Loan B, 3.98%, (3 Month EURIBOR + 3.75%), 06/26/25, EUR (d)	897	920
USD Term Loan B, 5.88%, (1 Month USD LIBOR + 3.00%), 06/29/25 (d)	782	748
		4,627
Health Care 0.3%
Amsurg
Term Loan, 12.12%, (SOFR + 7.88%), 04/30/27 (d)	1,438	1,394
Term Loan, 15.74%, (SOFR + 11.50%), 04/30/27 (d) (p)	3,542	2,810
RegionalCare Hospital Partners Holdings, Inc.
2018 Term Loan B, 8.16%, (3 Month USD LIBOR + 3.75%), 11/09/25 (d)	87	81
		4,285
Materials 0.1%
Axalta Coating Systems Dutch Holding B B.V.
Term Loan, 0.00%, (SOFR + 3.00%), 11/30/29 (d) (r)	25	25
Waterlogic Group Holdings Limited
Term Loan, 0.00%, 07/14/28, EUR (d) (q) (r)	1,473	1,341
		1,366
Consumer Staples 0.0%
Sunshine Luxembourg VII SARL
2021 Term Loan B3, 7.42%, (3 Month USD LIBOR + 3.75%), 10/02/26 (d)	444	424
Energy 0.0%
Westmoreland Coal Company
Term Loan, 15.00%, (3 Month USD LIBOR + 15.00%), 03/15/29 (d) (p)	72	54
Total Senior Floating Rate Instruments (cost $85,538)		82,745

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
COMMON STOCKS 1.1%
Consumer Discretionary 0.5%
NMG Parent LLC (g) (q)	32	5,558
Communication Services 0.4%
Clear Channel Outdoor Holdings, Inc. (g)	515	541
iHeartMedia, Inc. (g) (j)	91	503
iHeartMedia, Inc. - Class A (g)	125	763
Intelsat Jackson Holdings, Ltd. (g) (q)	124	2,967
		4,774
Energy 0.1%
Noble Corporation PLC (g)	38	1,445
Westmoreland Coal Company (g) (q)	1	6
		1,451
Financials 0.1%
Credit Suisse Group AG - Class N	93	277
Voyager Common Shares (g) (q)	—	—
Voyager Preferred Units (g) (q)	2	617
		894
Real Estate 0.0%
CBL & Associates Properties, Inc. (n)	—	7
Uniti Group Inc.	55	302
		309
Total Common Stocks (cost $13,859)		12,986
RIGHTS 0.2%
Intelsat Jackson Holdings, Ltd. (g) (q)	13	91
Intelsat Jackson Holdings, Ltd. (g) (q)	13	97
Windstream Services, LLC (g) (q)	109	2,204
Total Rights (cost $898)		2,392
WARRANTS 0.0%
Intelsat Jackson Holdings, Ltd. (g) (q)	—	1
Intelsat Jackson Holdings, Ltd. (g) (q)	1	4
Total Warrants (cost $7)		5
OTHER EQUITY INTERESTS 0.0%
Intelsat Jackson Holdings S.A. (g) (q) (s)	4,728	—
Intelsat Jackson Holdings S.A. (g) (q) (s)	4,558	—
Intelsat Jackson Holdings S.A. (g) (q) (s)	3,661	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 5.0%
U.S. Treasury Bill 3.6%
Treasury, United States Department of
3.60%, 01/17/23 (c)	2,584	2,580
3.96%, 02/07/23 (c)	31,600	31,480
4.40%, 03/30/23	10,400	10,294
		44,354
Discount Notes 1.0%
FHLBanks Office of Finance
4.38%, 02/17/23	12,200	12,135
Investment Companies 0.2%
J.P. Morgan U.S. Government Money Market Fund, 4.11% (t)	2,247	2,247
Treasury Securities 0.1%
Presidencia De La Nacion
0.00%, 05/19/23, ARS (u)	415,300	1,927
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (t) (v)	991	991
Total Short Term Investments (cost $61,532)		61,654
Total Investments 119.6% (cost $1,642,405)		1,490,279
Total Forward Sales Commitments (0.2)% (proceeds $2,284)		(2,259)
Other Derivative Instruments (0.3)%		(3,223)
Other Assets and Liabilities, Net (19.1)%		(238,309)
Total Net Assets 100.0%		1,246,488

(a) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $323,241.

(b) Treasury inflation indexed note, par amount is adjusted for inflation.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $101,637 and 8.2% of the Fund.

(f) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(g) Non-income producing security.

(h) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.5% of the Fund’s net assets.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(j) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(k) Treasury inflation indexed note, par amount is not adjusted for inflation.

(l) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(m) Convertible security.

(n) All or a portion of the security was on loan as of December 31, 2022.

(o) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(p) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(q) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(r) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(s) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(t) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

(u) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(v) Investment in affiliate.

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (0.2%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.2%)
Mortgage-Backed Securities (0.2%)
Federal National Mortgage Association, Inc.
3.50%, 01/15/53	(800)	(728)
4.00%, 01/15/53	(1,630)	(1,531)
Total Government And Agency Obligations (proceeds $2,284)		(2,259)
Total Forward Sales Commitments (0.2%) (proceeds $2,284)		(2,259)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Alba 2006-2 PLC, Series 2006-D-2, 3.85%, 12/15/38	02/19/20	1,349	1,141	0.1
Barclays PLC, 6.38% (callable at 100, 12/15/25)	08/13/20	2,346	1,967	0.2
Barclays PLC, 7.25% (callable at 100, 03/15/23)	01/26/18	3,940	3,459	0.3
Comision De Promocion Del Peru Para La Exportacion Y El Turismo, 6.35%, 08/12/28	09/19/19	112	85	—
Country Garden Holdings Company Limited, 5.13%, 01/17/25	01/13/22	527	403	—
Country Garden Holdings Company Limited, 3.13%, 10/22/25	08/10/22	124	244	—
Country Garden Holdings Company Limited, 2.70%, 07/12/26	08/02/22	117	228	—
Country Garden Holdings Company Limited, 3.88%, 10/22/30	08/01/22	112	212	—
Credit Suisse Group AG, 7.50% (callable at 100, 07/17/23)	06/10/21	3,377	2,657	0.2
Eurosail-UK 2007-3BL PLC, Series 2007-C1A-3X, 3.91%, 06/13/45	09/02/20	13,890	12,167	1.0
Eurosail-UK 2007-6NC PLC, Series 2007-A3A-6NCX, 4.06%, 09/13/45	10/15/18	41	37	—
Gaz Capital S.A., 0.00%, 01/24/24	01/16/19	4,994	3,282	0.3
Gaz Capital S.A., 0.00%, 03/23/27	01/20/21	881	560	0.1
Gaz Finance PLC, 0.00%, 06/29/27	02/03/21	204	140	—
Gaz Finance PLC, 0.00%, 01/27/29	01/20/21	6,400	4,480	0.4
Gobierno de la Provincia de Buenos Aires, 62.10%, 04/12/25	09/19/19	47	17	—
Intesa Sanpaolo SPA, 7.75% (callable at 100, 01/11/27)	01/07/21	11,732	8,568	0.7
Kennedy Wilson Europe Real Estate Limited, 3.25%, 11/12/25	02/22/18	3,737	2,497	0.2
Lloyds Banking Group PLC, 4.95% (callable at 100, 06/27/25)	02/05/20	6,636	5,432	0.4
Lloyds Banking Group PLC, 7.88% (callable at 100, 06/27/29)	04/10/18	2,592	1,841	0.2
Mansard Mortgages 2006-1 PLC, Series 2006-B1-1X, 2.87%, 10/15/48	02/19/20	4,927	4,211	0.3
Ministry of Finance, 3.80%, 05/13/60	05/12/20	2,827	1,913	0.2
Ministry of Finance of the Russian Federation, 0.00%, 05/27/26	04/07/22	1,788	1,462	0.1
Ministry of Finance of the Russian Federation, 0.00%, 06/23/27	04/14/22	158	168	—
Ministry of Finance of the Russian Federation, 0.00%, 06/23/27	04/06/22	1,313	1,176	0.1
Ministry of Finance of the Russian Federation, 0.00%, 06/24/28	04/01/22	139	261	—
Ministry of Finance of the Russian Federation, 0.00%, 03/31/30	04/01/22	153	263	—
Ministry of Finance of the Russian Federation, 0.00%, 04/04/42	03/31/22	1,016	1,764	0.1
Ministry of Finance of the Russian Federation, 0.00%, 04/04/42	03/16/22	943	1,764	0.1
Ministry of Finance of the Russian Federation, 0.00%, 09/16/43	04/01/22	241	378	—
Ministry of Finance of the Russian Federation, 0.00%, 09/16/43	09/13/22	112	126	—
Ministry of Finance of the Russian Federation, 0.00%, 06/23/47	04/11/22	2,633	2,160	0.2
Ministry of Finance of the Russian Federation, 0.00%, 06/23/47	09/13/22	224	160	—
National Power Company Ukrenergo, 6.88%, 11/09/28	09/29/22	73	69	—
Netflix, Inc., 4.63%, 05/15/29	10/23/18	574	521	—
Netflix, Inc., 3.88%, 11/15/29	04/24/19	903	800	0.1
Netflix, Inc., 3.63%, 06/15/30	10/22/19	11,039	8,350	0.7
Newgate Funding PLC, Series 2007-A3-2X, 3.96%, 12/15/50	11/28/17	4,816	4,286	0.3
Petroleos de Venezuela, S.A., 0.00%, 05/16/24	11/03/17	87	21	—
Petroleos de Venezuela, S.A., 0.00%, 11/15/26	11/20/18	78	21	—
Petroleos de Venezuela, S.A., 0.00%, 04/12/27	09/06/18	59	13	—
Petroleos de Venezuela, S.A., 0.00%, 04/12/37	09/06/18	59	13	—
Preferred Residential Securities 05-2 PLC, Series 2005-C1C-2X, 4.37%, 12/15/40	10/06/22	2,015	2,192	0.2
Republica Bolivariana de Venezuela, 0.00%, 05/07/23	12/13/17	472	150	—
Republica Bolivariana de Venezuela, 0.00%, 10/13/24	12/13/17	346	108	—
Republica Bolivariana de Venezuela, 0.00%, 04/21/25	12/13/17	260	87	—
Republica Bolivariana de Venezuela, 0.00%, 05/07/28	12/13/17	88	29	—
Republica Bolivariana de Venezuela, 0.00%, 08/05/31	09/12/18	220	73	—
Republica Bolivariana de Venezuela, 0.00%, 03/31/38	12/13/17	93	31	—
Republica Bolivariana de Venezuela, 0.00%, 12/09/49	12/13/17	15	5	—
Rio Oil Finance Trust, 9.25%, 07/06/24	11/28/17	66	65	—
Santander UK Group Holdings PLC, 6.75% (callable at 100, 06/24/24)	12/05/17	3,749	3,219	0.3
Stichting AK Rabobank Certificaten II, 6.50%	09/05/19	6,415	4,516	0.4
Stratton Mortgage Funding 2020-1 PLC, Series 2020-C-1, 5.25%, 03/12/52	01/05/21	4,368	3,755	0.3
		115,427	93,547	7.5

JNL/PIMCO Income Fund – Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation/(Depreciation) ($)
Caesars Resort Collection, LLC - 2017 1st Lien Term Loan B	260	-
Ineos Finance PLC - Term Loan	657	(73)
Carnival Corporation - EUR Term Loan B	1,995	(270)
Amsurg - Term Loan	262	(6)
Poseidon BidCo S.A.S - Term Loan	780	49
	3,954	(300)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Australia 10 Year Bond	249	March 2023	AUD	30,449	(23)	(1,102)
United States 10 Year Ultra Bond	83	March 2023		9,831	(5)	(14)
United States 2 Year Note	15	April 2023		3,077	(2)	—
United States 5 Year Note	17	April 2023		1,836	(2)	(1)
					(32)	(1,117)
Short Contracts
3M SOFR Index	(53)	March 2024		(12,895)	6	245
3M SOFR Index	(46)	June 2024		(11,207)	3	184
3M SOFR Index	(35)	September 2024		(8,539)	1	119
3M SOFR Index	(32)	December 2024		(7,815)	(1)	95
3M SOFR Index	(27)	March 2025		(6,599)	(2)	74
3M SOFR Index	(25)	June 2025		(6,113)	(3)	67
3M SOFR Index	(29)	September 2025		(7,093)	(3)	75
3M SOFR Index	(23)	December 2025		(5,626)	(2)	59
3M SOFR Index	(31)	March 2026		(7,583)	(3)	80
3M SOFR Index	(27)	June 2026		(6,603)	(3)	68
Euro Bund	(82)	March 2023	EUR	(11,602)	52	746
United States 10 Year Note	(11)	March 2023		(1,250)	2	14
United States Long Bond	(316)	March 2023		(39,596)	49	(13)
United States Ultra Bond	(254)	March 2023		(34,038)	127	(78)
					223	1,735

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Receiving	8.32	(M)	03/30/23	MXN	756,500	(1)	235
28-Day MEXIBOR (M)	Receiving	8.68	(M)	04/03/24	MXN	112,800	3	131
28-Day MEXIBOR (M)	Receiving	8.66	(M)	04/04/24	MXN	45,900	1	54
28-Day MEXIBOR (M)	Receiving	8.75	(M)	04/05/24	MXN	41,700	1	47
28-Day MEXIBOR (M)	Receiving	8.41	(M)	03/31/27	MXN	13,500	2	10
28-Day MEXIBOR (M)	Receiving	8.73	(M)	04/06/27	MXN	17,000	2	4
28-Day MEXIBOR (M)	Receiving	7.98	(M)	12/10/27	MXN	900	—	8
28-Day MEXIBOR (M)	Receiving	7.99	(M)	12/21/27	MXN	100	—	1
28-Day MEXIBOR (M)	Receiving	8.01	(M)	12/21/27	MXN	3,800	1	34
28-Day MEXIBOR (M)	Receiving	7.91	(M)	12/30/27	MXN	200	—	2
28-Day MEXIBOR (M)	Receiving	8.03	(M)	01/31/28	MXN	400	—	4
28-Day MEXIBOR (M)	Receiving	8.05	(M)	01/31/28	MXN	600	—	5
28-Day MEXIBOR (M)	Receiving	7.50	(M)	01/14/32	MXN	8,300	2	(3)
28-Day MEXIBOR (M)	Receiving	7.50	(M)	01/15/32	MXN	34,400	8	(12)
28-Day MEXIBOR (M)	Receiving	8.73	(M)	03/30/32	MXN	8,500	2	(1)
28-Day MEXIBOR (M)	Receiving	8.70	(M)	03/31/32	MXN	20,000	6	—
28-Day MEXIBOR (M)	Receiving	7.38	(M)	08/14/37	MXN	600	—	6
28-Day MEXIBOR (M)	Receiving	7.36	(M)	08/21/37	MXN	100	—	1
28-Day MEXIBOR (M)	Paying	7.75	(M)	01/05/23	MXN	300	—	(1)
28-Day MEXIBOR (M)	Paying	7.61	(M)	01/23/23	MXN	1,300	—	(4)
28-Day MEXIBOR (M)	Paying	7.81	(M)	02/06/23	MXN	600	—	(2)
28-Day MEXIBOR (M)	Paying	7.82	(M)	02/06/23	MXN	700	—	(3)
28-Day MEXIBOR (M)	Paying	4.47	(M)	02/27/23	MXN	32,900	—	(15)
28-Day MEXIBOR (M)	Paying	4.52	(M)	02/27/23	MXN	65,900	—	(31)
28-Day MEXIBOR (M)	Paying	4.55	(M)	02/27/23	MXN	135,800	1	(68)
28-Day MEXIBOR (M)	Paying	4.56	(M)	02/27/23	MXN	32,300	—	(15)
28-Day MEXIBOR (M)	Paying	4.57	(M)	02/27/23	MXN	32,900	—	(15)
28-Day MEXIBOR (M)	Paying	4.50	(M)	03/03/23	MXN	63,300	—	(30)
28-Day MEXIBOR (M)	Paying	7.55	(M)	04/18/23	MXN	77,200	—	(304)
28-Day MEXIBOR (M)	Paying	7.70	(M)	05/02/23	MXN	9,000	—	(38)
28-Day MEXIBOR (M)	Paying	7.67	(M)	03/05/25	MXN	279,500	(14)	(2,002)
28-Day MEXIBOR (M)	Paying	7.71	(M)	03/07/25	MXN	50,500	(3)	(364)
28-Day MEXIBOR (M)	Paying	7.72	(M)	03/07/25	MXN	50,200	(3)	(362)
28-Day MEXIBOR (M)	Paying	7.60	(M)	04/14/25	MXN	85,000	(4)	(609)
28-Day MEXIBOR (M)	Paying	7.61	(M)	04/15/25	MXN	20,600	(1)	(148)
28-Day MEXIBOR (M)	Paying	5.16	(M)	06/06/25	MXN	400	—	(2)
28-Day MEXIBOR (M)	Paying	5.54	(M)	05/04/27	MXN	700	—	(4)
28-Day MEXIBOR (M)	Paying	7.15	(M)	06/11/27	MXN	6,200	(1)	(48)
28-Day MEXIBOR (M)	Paying	7.37	(M)	10/11/27	MXN	9,700	(2)	(80)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M JIBAR (Q)	Receiving	7.71	(Q)	11/23/25	ZAR	6,600	—	2
3M JIBAR (Q)	Paying	4.85	(Q)	01/11/26	ZAR	16,800	(1)	(85)
3M LIBOR (Q)	Receiving	2.50	(S)	12/18/24		2,400	3	313
3M LIBOR (Q)	Receiving	2.50	(S)	12/20/24		1,600	2	209
3M LIBOR (Q)	Receiving	2.50	(S)	12/20/24		11,000	11	1,438
3M LIBOR (Q)	Receiving	1.30	(S)	03/16/25		7,600	9	833
3M LIBOR (Q)	Receiving	1.30	(S)	03/18/25		7,600	10	834
3M LIBOR (Q)	Receiving	0.93	(S)	05/06/26		3,500	3	359
3M LIBOR (Q)	Receiving	0.50	(S)	06/16/26		35,800	13	3,706
3M LIBOR (Q)	Receiving	3.00	(S)	06/19/26		59,100	62	10,609
3M LIBOR (Q)	Receiving	1.01	(S)	06/24/26		5,700	6	587
3M LIBOR (Q)	Receiving	1.25	(S)	12/15/26		1,200	1	152
3M LIBOR (Q)	Receiving	1.74	(S)	12/16/26		2,700	2	431
3M LIBOR (Q)	Receiving	1.35	(S)	01/20/27		11,500	10	1,179
3M LIBOR (Q)	Receiving	1.45	(S)	02/17/27		8,300	7	833
3M LIBOR (Q)	Receiving	1.42	(S)	02/24/27		6,200	5	632
3M LIBOR (Q)	Receiving	1.24	(S)	05/12/28		1,800	2	238
3M LIBOR (Q)	Receiving	2.25	(S)	06/20/28		2,000	3	407
3M LIBOR (Q)	Receiving	1.50	(S)	01/12/29		1,980	3	258
3M LIBOR (Q)	Receiving	2.00	(S)	12/10/29		1,800	4	401
3M LIBOR (Q)	Receiving	1.50	(S)	12/18/29		3,600	9	749
3M LIBOR (Q)	Receiving	1.75	(S)	01/15/30		5,900	14	1,277
3M LIBOR (Q)	Receiving	2.00	(S)	02/12/30		3,500	8	789
3M LIBOR (Q)	Receiving	2.00	(S)	03/10/30		1,700	4	385
3M LIBOR (Q)	Receiving	1.43	(S)	03/17/30		3,800	9	801
3M LIBOR (Q)	Receiving	1.25	(S)	06/17/30		69,000	154	14,364
3M LIBOR (Q)	Receiving	0.71	(S)	07/28/30		1,700	4	328
3M LIBOR (Q)	Receiving	0.75	(S)	06/16/31		33,500	41	5,028
3M LIBOR (Q)	Receiving	1.45	(S)	07/16/31		33,100	63	5,777
3M LIBOR (Q)	Receiving	2.00	(S)	01/15/50		500	2	225
3M LIBOR (Q)	Receiving	1.63	(S)	01/16/50		900	4	377
3M LIBOR (Q)	Receiving	1.75	(S)	01/22/50		2,300	9	987
3M LIBOR (Q)	Receiving	1.63	(S)	02/03/50		11,500	46	4,820
3M LIBOR (Q)	Receiving	1.88	(S)	02/07/50		4,300	18	1,891
3M LIBOR (Q)	Receiving	1.25	(S)	06/16/51		4,800	22	1,032
3M LIBOR (Q)	Receiving	1.04	(S)	06/28/52		600	2	274
3M LIBOR (Q)	Paying	1.27	(S)	11/04/23		373,700	(115)	(9,692)
3M LIBOR (Q)	Paying	1.38	(S)	01/04/27		34,000	(32)	(3,427)
3M LIBOR (Q)	Paying	1.43	(S)	01/18/27		3,400	(3)	(339)
3M LIBOR (Q)	Paying	1.44	(S)	01/18/27		3,600	(4)	(357)
3M LIBOR (Q)	Paying	1.55	(S)	01/20/27		50,900	(45)	(4,667)
3M LIBOR (Q)	Paying	1.58	(S)	02/16/27		3,500	(3)	(334)
3M LIBOR (Q)	Paying	1.70	(S)	02/17/27		33,200	(29)	(2,896)
3M LIBOR (Q)	Paying	1.65	(S)	02/24/27		20,600	(18)	(1,848)
3M LIBOR (Q)	Paying	0.50	(S)	06/16/28		19,903	(29)	(2,267)
3M LIBOR (Q)	Paying	1.50	(S)	12/15/28		10,460	(15)	(1,593)
3M LIBOR (Q)	Paying	1.70	(S)	01/12/29		7,200	(11)	(835)
3M LIBOR (Q)	Paying	1.52	(S)	01/20/29		1,000	(1)	(130)
3M LIBOR (Q)	Paying	1.63	(S)	01/26/29		1,700	(2)	(211)
3M LIBOR (Q)	Paying	1.00	(S)	12/16/30		14,824	(29)	(3,184)
3M LIBOR (Q)	Paying	0.75	(S)	06/16/31		59,600	(112)	(8,238)
3M LIBOR (Q)	Paying	1.50	(S)	10/05/31		2,100	(4)	(367)
3M LIBOR (Q)	Paying	1.54	(S)	10/15/31		2,000	(4)	(344)
3M LIBOR (Q)	Paying	1.54	(S)	10/22/31		1,400	(3)	(242)
3M LIBOR (Q)	Paying	1.74	(S)	01/12/32		1,300	(3)	(209)
3M LIBOR (Q)	Paying	1.66	(S)	01/24/32		1,700	(3)	(285)
3M LIBOR (Q)	Paying	2.00	(S)	02/18/32		3,100	(6)	(441)
3M LIBOR (Q)	Paying	1.59	(S)	02/09/51		12,800	(51)	(4,469)
3M LIBOR (Q)	Paying	1.82	(S)	01/24/52		300	(1)	(93)
3M LIBOR (Q)	Paying	1.87	(S)	01/26/52		300	(1)	(91)
6M EURIBOR (S)	Receiving	(0.45)	(A)	12/29/23	EUR	600	—	23
6M EURIBOR (S)	Receiving	(0.43)	(A)	06/28/24	EUR	600	—	35
6M EURIBOR (S)	Receiving	(0.40)	(A)	12/30/24	EUR	300	—	23
6M EURIBOR (S)	Receiving	(0.36)	(A)	06/30/25	EUR	500	—	47
6M EURIBOR (S)	Receiving	(0.33)	(A)	12/30/25	EUR	300	—	33
6M EURIBOR (S)	Receiving	(0.29)	(A)	06/30/26	EUR	100	—	13
6M EURIBOR (S)	Receiving	0.15	(A)	06/17/30	EUR	4,300	12	1,124
6M EURIBOR (S)	Receiving	1.75	(A)	03/15/33	EUR	21,300	104	463
6M EURIBOR (S)	Receiving	0.25	(A)	03/18/50	EUR	5,400	41	3,109
6M EURIBOR (S)	Receiving	0.50	(A)	06/17/50	EUR	2,500	19	1,527

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
6M EURIBOR (S)	Receiving	0.83	(A)	12/09/52	EUR	19,100	29	565
6M EURIBOR (S)	Paying	0.55	(A)	08/10/24	EUR	2,700	(1)	(116)
6M EURIBOR (S)	Paying	0.65	(A)	04/12/27	EUR	8,200	(17)	(865)
6M EURIBOR (S)	Paying	0.65	(A)	05/11/27	EUR	8,200	(16)	(875)
6M EURIBOR (S)	Paying	1.00	(A)	05/13/27	EUR	11,200	(22)	(1,024)
6M EURIBOR (S)	Paying	1.00	(A)	05/18/27	EUR	5,400	(10)	(496)
6M EURIBOR (S)	Paying	2.00	(A)	09/21/32	EUR	25,380	(121)	(2,862)
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	(0.02)	(S)	09/20/28	JPY	12,430,000	219	3,746
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	0.00	(S)	03/15/29	JPY	6,580,000	134	2,313
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	0.40	(A)	06/15/32	JPY	940,000	30	295
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	0.50	(A)	03/15/42	JPY	500,000	40	326
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	0.71	(A)	04/27/42	JPY	140,000	11	95
Bank of Japan Overnight Call Rate TONAR (A)	Paying	0.18	(A)	04/27/27	JPY	520,000	(3)	(58)
BRAZIBOR (A)	Receiving	12.67	(A)	01/02/23	BRL	1,400	—	1
BRAZIBOR (A)	Receiving	12.69	(A)	01/02/23	BRL	1,000	—	1
BRAZIBOR (A)	Receiving	12.74	(A)	01/02/23	BRL	2,500	—	1
BRAZIBOR (A)	Receiving	12.75	(A)	01/02/23	BRL	1,200	—	1
BRAZIBOR (A)	Receiving	12.76	(A)	01/02/23	BRL	2,600	—	1
BRAZIBOR (A)	Receiving	12.90	(A)	01/02/23	BRL	5,100	—	1
BRAZIBOR (A)	Receiving	12.93	(A)	01/02/23	BRL	600	—	—
BRAZIBOR (A)	Receiving	12.94	(A)	01/02/23	BRL	2,600	—	1
BRAZIBOR (A)	Receiving	12.95	(A)	01/02/23	BRL	6,400	—	1
BRAZIBOR (A)	Receiving	12.96	(A)	01/02/23	BRL	5,100	—	1
BRAZIBOR (A)	Receiving	12.97	(A)	01/02/23	BRL	2,600	—	—
BRAZIBOR (A)	Receiving	12.97	(A)	01/02/23	BRL	2,700	—	1
BRAZIBOR (A)	Receiving	12.97	(A)	01/02/23	BRL	3,200	—	1
BRAZIBOR (A)	Paying	5.86	(A)	01/02/23	BRL	5,100	—	(52)
BRAZIBOR (A)	Paying	5.84	(A)	01/02/23	BRL	15,200	—	(154)
BRAZIBOR (A)	Paying	5.83	(A)	01/02/23	BRL	16,900	—	(171)
BRAZIBOR (A)	Paying	11.16	(A)	01/02/25	BRL	300	—	(2)
BRAZIBOR (A)	Paying	11.35	(A)	01/02/25	BRL	400	—	(2)
BRAZIBOR (A)	Paying	11.14	(A)	01/02/25	BRL	500	—	(3)
BRAZIBOR (A)	Paying	12.14	(A)	01/02/25	BRL	900	—	(2)
BRAZIBOR (A)	Paying	12.15	(A)	01/02/25	BRL	900	—	(2)
BRAZIBOR (A)	Paying	12.00	(A)	01/02/25	BRL	1,100	—	(3)
BRAZIBOR (A)	Paying	12.16	(A)	01/02/25	BRL	1,800	—	(4)
BRAZIBOR (A)	Paying	12.08	(A)	01/02/25	BRL	1,800	—	(4)
BRAZIBOR (A)	Paying	11.70	(A)	01/04/27	BRL	100	—	—
BRAZIBOR (A)	Paying	11.26	(A)	01/04/27	BRL	300	—	(2)
BRAZIBOR (A)	Paying	11.25	(A)	01/04/27	BRL	300	—	(2)
BRAZIBOR (A)	Paying	11.22	(A)	01/04/27	BRL	600	—	(4)
BRAZIBOR (A)	Paying	11.72	(A)	01/04/27	BRL	600	—	(3)
BRAZIBOR (A)	Paying	11.87	(A)	01/04/27	BRL	1,600	—	(6)
Sterling Overnight Index Average Rate (A)	Receiving	2.00	(A)	03/15/53	GBP	2,100	3	(18)
Sterling Overnight Index Average Rate (A)	Paying	1.06	(A)	02/21/52	GBP	300	—	(159)
Sterling Overnight Index Average Rate (A)	Paying	1.10	(A)	02/21/52	GBP	300	—	(156)
Sterling Overnight Index Average Rate (A)	Paying	1.18	(A)	02/28/52	GBP	700	(1)	(350)
U.K. Retail Price Index (A)	Paying	4.06	(A)	09/15/31	GBP	1,100	(7)	(175)
U.K. Retail Price Index (A)	Paying	4.00	(A)	09/15/31	GBP	1,300	(8)	(211)
U.K. Retail Price Index (A)	Paying	4.07	(A)	09/15/31	GBP	2,200	(14)	(311)
U.K. Retail Price Index (A)	Paying	4.40	(A)	10/15/31	GBP	1,400	(9)	(155)
U.K. Retail Price Index (A)	Paying	4.02	(A)	10/15/31	GBP	1,600	(10)	(247)
U.K. Retail Price Index (A)	Paying	4.14	(A)	10/15/31	GBP	3,100	(19)	(428)
U.K. Retail Price Index (A)	Paying	4.25	(A)	11/15/31	GBP	3,100	(18)	(339)
U.S. SOFR (A)	Receiving	2.45	(A)	12/25/24		56,400	32	847
U.S. SOFR (A)	Receiving	2.35	(A)	01/23/25		28,300	12	418
U.S. SOFR (A)	Receiving	1.60	(A)	01/16/26		22,200	28	536
U.S. SOFR (A)	Receiving	2.30	(A)	01/17/26		15,900	20	380
U.S. SOFR (A)	Receiving	1.00	(A)	06/15/27		8,220	14	657
U.S. SOFR (A)	Receiving	3.75	(A)	12/13/27		3,200	7	1
U.S. SOFR (A)	Receiving	2.00	(A)	12/21/27		2,100	3	18
U.S. SOFR (A)	Receiving	1.00	(A)	06/15/29		350	1	34
U.S. SOFR (A)	Receiving	2.00	(A)	12/21/29		2,550	5	27
U.S. SOFR (A)	Receiving	1.25	(A)	06/15/32		6,850	22	1,000
U.S. SOFR (A)	Receiving	3.35	(A)	12/14/32		600	2	11
U.S. SOFR (A)	Receiving	2.00	(A)	12/21/32		1,280	—	—
U.S. SOFR (A)	Paying	0.50	(A)	06/15/24		13,600	(8)	(668)
U.S. SOFR (A)	Paying	1.57	(A)	02/28/27		2,200	(4)	(191)
U.S. SOFR (A)	Paying	1.79	(A)	05/03/27		2,700	(5)	(217)
U.S. SOFR (A)	Paying	2.85	(A)	08/30/27		3,300	(6)	(131)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. SOFR (A)	Paying	3.05	(A)	09/07/27	1,600	(3)	(50)
U.S. SOFR (A)	Paying	2.96	(A)	10/04/27	3,400	(7)	(120)
U.S. SOFR (A)	Paying	1.00	(A)	06/15/29	127,110	(316)	(13,995)
U.S. SOFR (A)	Paying	1.75	(A)	06/15/29	1,570	(3)	(2)
U.S. SOFR (A)	Paying	3.05	(A)	09/08/29	1,600	(4)	(56)
U.S. SOFR (A)	Paying	3.10	(A)	09/09/29	1,600	(4)	(51)
U.S. SOFR (A)	Paying	1.25	(A)	06/15/32	3,870	(8)	(374)
U.S. SOFR (A)	Paying	1.75	(A)	06/15/32	820	(2)	(81)
U.S. SOFR (A)	Paying	1.75	(A)	06/15/32	3,660	(12)	(339)
U.S. SOFR (A)	Paying	3.05	(A)	09/06/32	2,500	(9)	(104)
						161	4,299

JNL/PIMCO Income Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
AT&T Inc. (Q)	0.67	1.00	06/20/23	(2,900)	4	—	1
AT&T Inc. (Q)	0.97	1.00	12/20/25	(500)	—	—	(6)
AT&T Inc. (Q)	1.00	1.00	06/20/26	(1,000)	—	—	(15)
CDX.EM.29.V4 (Q)	0.84	1.00	06/20/23	(3,485)	3	—	28
CDX.EM.30.V4 (Q)	1.08	1.00	12/20/23	(9,520)	(8)	(2)	113
CDX.EM.31.V3 (Q)	1.12	1.00	06/20/24	(4,472)	(8)	—	50
CDX.EM.32.V4 (Q)	1.24	1.00	12/20/24	(1,275)	(6)	—	16
CDX.EM.34.V3 (Q)	2.80	1.00	12/20/25	(2,944)	(141)	2	(8)
CDX.EM.36.V3 (Q)	2.12	1.00	12/20/26	(18,584)	(726)	(3)	72
CDX.EM.38 (Q)	2.39	1.00	12/20/27	(7,200)	(421)	(1)	178
CDX.NA.HY.34.V10 (Q)	3.95	5.00	06/20/25	(364)	8	—	(19)
CDX.NA.HY.35.V2 (Q)	3.94	5.00	12/20/25	(198)	5	—	(12)
CDX.NA.HY.36.V2 (Q)	4.01	5.00	06/20/26	(9,306)	271	(4)	(596)
CDX.NA.HY.37.V2 (Q)	4.12	5.00	12/20/26	(2,772)	80	(2)	(71)
CDX.NA.HY.38.V2 (Q)	4.43	5.00	06/20/27	(14,553)	301	(8)	237
CDX.NA.HY.39 (Q)	4.85	5.00	12/20/27	(78,000)	454	(55)	2,602
CDX.NA.IG.39 (Q)	0.82	1.00	12/20/27	(3,200)	26	—	26
EADS Finance (Q)	0.87	1.00	06/20/26	(6,500)	30	(4)	(136)
EADS Finance (Q)	1.12	1.00	06/20/28	(100)	(1)	—	(3)
Ford Motor Credit Company LLC (Q)	2.65	5.00	06/20/25	(600)	32	—	1
Ford Motor Credit Company LLC (Q)	2.78	5.00	12/20/25	(900)	53	—	20
General Electric Company (Q)	0.44	1.00	12/20/23	(200)	1	—	1
General Electric Company (Q)	0.80	1.00	06/20/26	(6,000)	38	(4)	(32)
General Electric Company (Q)	0.87	1.00	12/20/26	(600)	3	—	(4)
ITRAXX.EUR.37 (Q)	0.84	1.00	06/20/27	(18,000)	125	17	35
ITRAXX.EUR.38 (Q)	0.90	1.00	12/20/27	(1,000)	5	1	16
ITRAXX.EXJP.38 (Q)	1.33	1.00	12/20/27	(4,600)	(65)	2	75
Rolls-Royce Group PLC (Q)	2.78	1.00	12/20/25	(4,600)	(238)	(2)	225
Rolls-Royce Group PLC (Q)	3.17	1.00	12/20/26	(1,300)	(105)	(1)	(50)
Rolls-Royce Group PLC (Q)	3.36	1.00	06/20/27	(2,400)	(233)	(3)	(22)
The Boeing Company (Q)	0.71	1.00	06/20/23	(4,300)	6	—	(11)
The Boeing Company (Q)	1.30	1.00	12/20/26	(400)	(4)	—	(2)
Verizon Communications Inc. (Q)	1.07	1.00	06/20/27	(2,200)	(6)	(1)	(5)
Verizon Communications Inc. (Q)	1.12	1.00	12/20/27	(2,100)	(11)	—	14
					(528)	(68)	2,718

JNL/PIMCO Income Fund — Exchange Traded Futures Options
Reference Entity	Purchased (Written) Contracts[1]	Exercise Price		Expiration	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Interest Options
Euro Bund Future, Feb. 2023	(32)	EUR	138.50	01/27/23	(18)	(163)
Euro Bund Future, Feb. 2023	(32)	EUR	146.00	01/27/23	—	25
					(18)	(138)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Income Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Exchange Traded Future Options
3M SOFR Index Future, Dec. 2023	Call	98.00	12/15/23	55	(7)
3M SOFR Index Future, Dec. 2023	Put	96.50	12/15/23	55	(165)
					(172)

JNL/PIMCO Income Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts[1]		Value ($)
Credit Default Swaptions
ITRAXX.EUR.37, 06/20/27	GSC	Put	3.00	03/15/23	EUR	3,700,000	(1)

Interest Rate Swaptions
3M LIBOR, 01/23/33	BCL	Call	3.00	01/19/23		2,300,000	(1)
3M LIBOR, 01/23/33	BOA	Call	3.00	01/19/23		2,300,000	(1)
3M LIBOR, 12/05/24	BOA	Call	2.15	12/01/23		7,300,000	(6)
3M LIBOR, 01/11/28	CIT	Call	3.15	01/09/23		9,200,000	—
3M LIBOR, 04/04/25	CIT	Call	2.69	04/02/24		2,000,000	(5)
3M LIBOR, 10/17/24	DUB	Call	2.92	10/13/23		4,700,000	(5)
3M LIBOR, 04/10/25	DUB	Call	2.79	04/08/24		3,200,000	(9)
3M LIBOR, 01/17/28	GSC	Call	3.20	01/12/23		3,300,000	—
3M LIBOR, 01/25/28	GSC	Call	3.23	01/23/23		6,500,000	(2)
3M LIBOR, 10/17/24	GSC	Call	2.92	10/13/23		4,700,000	(5)
3M LIBOR, 10/24/24	GSC	Call	3.02	10/20/23		3,800,000	(5)
3M LIBOR, 10/25/24	GSC	Call	3.14	10/23/23		3,700,000	(5)
3M LIBOR, 10/25/24	GSC	Call	3.23	10/23/23		3,700,000	(6)
3M LIBOR, 10/25/24	GSC	Call	3.19	10/23/23		3,700,000	(6)
3M LIBOR, 10/27/24	GSC	Call	2.97	10/25/23		3,700,000	(5)
3M LIBOR, 10/31/24	GSC	Call	2.84	10/27/23		3,700,000	(4)
3M LIBOR, 11/07/24	GSC	Call	3.09	11/03/23		3,700,000	(6)
3M LIBOR, 11/14/24	GSC	Call	2.91	11/10/23		3,700,000	(5)
3M LIBOR, 11/21/24	GSC	Call	2.25	11/17/23		7,200,000	(5)
3M LIBOR, 11/22/24	GSC	Call	2.15	11/20/23		7,200,000	(5)
3M LIBOR, 12/11/24	GSC	Call	2.25	12/07/23		7,300,000	(7)
3M LIBOR, 04/04/25	GSC	Call	2.70	04/02/24		12,000,000	(32)
3M LIBOR, 04/10/25	GSC	Call	2.72	04/08/24		4,000,000	(11)
3M LIBOR, 01/17/28	JPM	Call	3.20	01/12/23		3,700,000	—
3M LIBOR, 01/23/33	BCL	Put	3.50	01/19/23		2,300,000	(27)
3M LIBOR, 01/23/33	BOA	Put	3.50	01/19/23		2,300,000	(27)
3M LIBOR, 12/05/24	BOA	Put	3.65	12/01/23		7,300,000	(55)
3M LIBOR, 01/11/28	CIT	Put	3.65	01/09/23		9,200,000	(57)
3M LIBOR, 04/04/25	CIT	Put	2.69	04/02/24		2,000,000	(24)
3M LIBOR, 10/17/24	DUB	Put	2.92	10/13/23		4,700,000	(66)
3M LIBOR, 04/10/25	DUB	Put	2.79	04/08/24		3,200,000	(36)
3M LIBOR, 01/17/28	GSC	Put	3.80	01/12/23		3,300,000	(10)
3M LIBOR, 01/25/28	GSC	Put	3.73	01/23/23		6,500,000	(38)
3M LIBOR, 10/17/24	GSC	Put	2.92	10/13/23		4,700,000	(66)
3M LIBOR, 10/24/24	GSC	Put	3.02	10/20/23		3,800,000	(49)
3M LIBOR, 10/25/24	GSC	Put	3.23	10/23/23		3,700,000	(42)
3M LIBOR, 10/25/24	GSC	Put	3.19	10/23/23		3,700,000	(43)
3M LIBOR, 10/25/24	GSC	Put	3.14	10/23/23		3,700,000	(44)
3M LIBOR, 10/27/24	GSC	Put	2.97	10/25/23		3,700,000	(49)
3M LIBOR, 10/31/24	GSC	Put	2.84	10/27/23		3,700,000	(52)
3M LIBOR, 11/07/24	GSC	Put	3.09	11/03/23		3,700,000	(45)
3M LIBOR, 11/14/24	GSC	Put	2.91	11/10/23		3,700,000	(49)
3M LIBOR, 11/21/24	GSC	Put	3.75	11/17/23		7,200,000	(52)
3M LIBOR, 11/22/24	GSC	Put	3.65	11/20/23		7,200,000	(56)
3M LIBOR, 12/11/24	GSC	Put	3.75	12/07/23		7,300,000	(50)
3M LIBOR, 04/04/25	GSC	Put	2.70	04/02/24		12,000,000	(143)
3M LIBOR, 04/10/25	GSC	Put	2.72	04/08/24		4,000,000	(46)
3M LIBOR, 01/17/28	JPM	Put	3.80	01/12/23		3,700,000	(11)
6M EURIBOR, 03/09/33	GSC	Call	2.55	03/07/23	EUR	5,800,000	(17)
6M EURIBOR, 04/11/24	GSC	Call	0.55	04/05/23	EUR	9,700,000	—
6M EURIBOR, 04/13/24	GSC	Call	0.55	04/11/23	EUR	13,000,000	—
6M EURIBOR, 04/26/24	GSC	Call	0.70	04/24/23	EUR	9,400,000	—
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Income Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts[1]		Value ($)
6M EURIBOR, 04/28/24	GSC	Call	0.70	04/26/23	EUR	8,700,000	—
6M EURIBOR, 05/17/24	GSC	Call	0.55	05/15/23	EUR	8,400,000	—
6M EURIBOR, 06/13/33	GSC	Call	2.07	06/09/23	EUR	5,300,000	(17)
6M EURIBOR, 03/09/33	GSC	Put	2.55	03/07/23	EUR	5,800,000	(338)
6M EURIBOR, 04/11/24	GSC	Put	2.10	04/05/23	EUR	9,700,000	(147)
6M EURIBOR, 04/13/24	GSC	Put	2.10	04/11/23	EUR	13,000,000	(196)
6M EURIBOR, 04/26/24	GSC	Put	2.25	04/24/23	EUR	9,400,000	(131)
6M EURIBOR, 04/28/24	GSC	Put	2.25	04/26/23	EUR	8,700,000	(122)
6M EURIBOR, 05/17/24	GSC	Put	2.10	05/15/23	EUR	8,400,000	(131)
6M EURIBOR, 06/13/33	GSC	Put	3.14	06/09/23	EUR	5,300,000	(161)
							(2,533)
Options on Securities
Federal National Mortgage Association, Inc, 4.50%, 03/15/52	JPM	Call	99.00	03/06/23		1,400,000	(3)
Federal National Mortgage Association, Inc, 4.50%, 03/15/52	JPM	Call	99.16	03/06/23		1,400,000	(3)
Federal National Mortgage Association, Inc, 4.50%, 03/15/52	JPM	Put	97.00	03/06/23		1,400,000	(23)
Federal National Mortgage Association, Inc, 4.50%, 03/15/52	JPM	Put	97.16	03/06/23		1,400,000	(21)
Federal National Mortgage Association, Inc, 5.00%, 03/15/48	JPM	Call	100.77	03/06/23		1,400,000	(5)
Federal National Mortgage Association, Inc, 5.00%, 03/15/48	JPM	Put	98.77	03/06/23		1,400,000	(19)
Federal National Mortgage Association, Inc, 5.50%, 01/15/53	BOA	Call	101.89	01/05/23		3,900,000	—
Federal National Mortgage Association, Inc, 5.50%, 02/15/53	BOA	Call	102.00	02/06/23		400,000	(1)
Federal National Mortgage Association, Inc, 5.50%, 02/15/53	BOA	Call	101.81	02/06/23		600,000	(1)
Federal National Mortgage Association, Inc, 5.50%, 02/15/53	BOA	Put	99.81	02/06/23		600,000	(4)
Federal National Mortgage Association, Inc, 5.50%, 02/15/53	BOA	Put	100.00	02/06/23		400,000	(3)
							(83)

JNL/PIMCO Income Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	GSC	02/16/23	AUD	10,019	6,834	34
AUD/USD	JPM	02/16/23	AUD	1,778	1,213	(10)
AUD/USD	JPM	02/16/23	AUD	25,059	17,093	97
BRL/USD	CIT	01/04/23	BRL	86,838	16,444	(101)
BRL/USD	GSC	04/04/23	BRL	86,838	16,162	153
CAD/USD	CIT	02/16/23	CAD	8,490	6,272	(134)
CLP/USD	BOA	03/15/23	CLP	849,042	991	19
CLP/USD	CIT	03/15/23	CLP	4,775,935	5,576	64
EUR/USD	JPM	02/16/23	EUR	603	648	3
GBP/USD	CIT	02/16/23	GBP	847	1,025	(7)
GBP/USD	CIT	02/16/23	GBP	2,637	3,192	35
IDR/USD	CIT	02/14/23	IDR	23,239,124	1,492	13
IDR/USD	BOA	02/23/23	IDR	5,984,647	384	3
IDR/USD	JPM	02/23/23	IDR	10,342,107	664	8
IDR/USD	BCL	03/14/23	IDR	16,319,842	1,047	4
IDR/USD	BOA	03/14/23	IDR	162,006,000	10,397	12
INR/USD	CIT	03/14/23	INR	1,285	15	—
JPY/USD	GSC	02/16/23	JPY	3,907,100	29,949	1,451
KRW/USD	BOA	01/19/23	KRW	16,502,867	13,056	414
MXN/USD	GSC	02/07/23	MXN	301,491	15,365	619
MXN/USD	JPM	02/21/23	MXN	177,711	9,036	367
MXN/USD	GSC	03/21/23	MXN	13	1	—
MXN/USD	JPM	03/21/23	MXN	2,617	132	1
NZD/USD	GSC	02/16/23	NZD	1,753	1,114	(17)
NZD/USD	JPM	02/16/23	NZD	8,175	5,194	(39)
PEN/USD	CIT	01/25/23	PEN	1,057	277	15
PEN/USD	JPM	03/15/23	PEN	4,198	1,098	16
PEN/USD	CIT	04/10/23	PEN	2,665	696	30
PEN/USD	CIT	04/27/23	PEN	5,570	1,452	42
PEN/USD	GSC	05/03/23	PEN	453	118	6
USD/AUD	GSC	02/16/23	AUD	(699)	(477)	(6)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Income Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/AUD	JPM	02/16/23	AUD	(820)	(559)	(10)
USD/BRL	GSC	01/04/23	BRL	(86,838)	(16,444)	(150)
USD/CAD	JPM	02/16/23	CAD	(8,491)	(6,273)	(54)
USD/CHF	CIT	02/16/23	CHF	(708)	(769)	(7)
USD/CNY	GSC	01/19/23	CNY	(418)	(60)	—
USD/EUR	CIT	02/16/23	EUR	(56,993)	(61,197)	(1,441)
USD/EUR	JPM	02/16/23	EUR	(3,284)	(3,526)	(62)
USD/GBP	CIT	02/16/23	GBP	(34,342)	(41,566)	(691)
USD/GBP	CIT	02/16/23	GBP	(109)	(132)	2
USD/MXN	CIT	03/15/23	MXN	(949)	(48)	(1)
USD/MXN	GSC	03/15/23	MXN	(33,425)	(1,693)	(11)
USD/MXN	CIT	03/21/23	MXN	(42,142)	(2,132)	(28)
USD/MXN	CIT	03/21/23	MXN	(143,044)	(7,238)	54
USD/MXN	JPM	03/21/23	MXN	(722)	(37)	—
USD/MXN	CIT	05/09/23	MXN	(5,611)	(281)	(4)
USD/PEN	CIT	02/01/23	PEN	(5,382)	(1,413)	(63)
USD/PEN	BOA	02/06/23	PEN	(7,437)	(1,951)	(57)
USD/PEN	CIT	03/02/23	PEN	(3,732)	(977)	(49)
USD/TWD	JPM	02/17/23	TWD	(37,859)	(1,238)	9
USD/TWD	BOA	03/15/23	TWD	(114,281)	(3,746)	136
USD/TWD	CIT	03/15/23	TWD	(70,732)	(2,319)	33
USD/ZAR	BOA	01/09/23	ZAR	(52,676)	(3,099)	(130)
USD/ZAR	BCL	01/18/23	ZAR	(40,001)	(2,351)	(120)
USD/ZAR	BCL	02/13/23	ZAR	(40,077)	(2,350)	(119)
USD/ZAR	DUB	02/13/23	ZAR	(49,283)	(2,890)	61
USD/ZAR	BCL	02/17/23	ZAR	(70,407)	(4,127)	(175)
USD/ZAR	JPM	02/21/23	ZAR	(57,504)	(3,369)	(32)
USD/ZAR	BOA	03/13/23	ZAR	(72,266)	(4,228)	(124)
USD/ZAR	GSC	05/12/23	ZAR	(29,204)	(1,700)	47
USD/ZAR	CIT	09/12/23	ZAR	(11,638)	(671)	(12)
ZAR/USD	GSC	01/09/23	ZAR	19,849	1,168	27
					(10,756)	121

JNL/PIMCO Income Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
Presidencia Da Republica Federativa Do Brasil (Q)	CIT	1.17	1.00	12/20/24	(700)	(2)	(12)	10
Presidencia Da Republica Federativa Do Brasil (Q)	CIT	0.57	1.00	06/20/23	(400)	1	(25)	26
Presidencia Da Republica Federativa Do Brasil (Q)	CIT	1.86	1.00	06/20/26	(7,200)	(192)	(245)	53
Presidencia Da Republica Federativa Do Brasil (Q)	GSC	1.86	1.00	06/20/26	(10,600)	(283)	(360)	77
Presidencia Da Republica Federativa Do Brasil (Q)	GSC	1.17	1.00	12/20/24	(500)	(2)	(8)	6
CDX.NA.HY.33.V13 (Q)	CIT	0.25	5.00	12/20/24	(13,559)	1,225	2,258	(1,033)
CMBX.NA.AAA.10 (M)	GSC	0.00	0.50	11/17/59	(36,500)	(82)	(328)	246
CMBX.NA.AAA.11 (M)	GSC	0.00	0.50	11/18/54	(7,800)	(37)	60	(97)
CMBX.NA.AAA.11 (M)	GSC	0.00	0.50	11/18/54	(7,500)	(36)	(41)	5
CMBX.NA.AAA.13 (M)	GSC	0.00	0.50	12/16/72	(79,500)	(1,000)	(1,365)	365
CMBX.NA.AAA.6 (M)	GSC	0.00	0.50	05/11/63	(44)	—	—	—
CMBX.NA.AAA.9 (M)	GSC	0.00	0.50	09/17/58	(23,969)	(8)	48	(56)
Presidencia de la Republica de Colombia (Q)	BCL	2.32	1.00	12/20/26	(1,000)	(46)	(46)	—
Presidencia de la Republica de Colombia (Q)	CIT	2.54	1.00	06/20/27	(200)	(12)	(7)	(5)
Presidencia de la Republica de Colombia (Q)	GSC	2.71	1.00	12/20/27	(100)	(7)	(9)	2
Presidencia de la Republica de Colombia (Q)	GSC	2.36	1.00	06/20/27	(300)	(18)	(11)	(7)
Presidencia de la Republica de Colombia (Q)	JPM	2.36	1.00	06/20/27	(300)	(18)	(12)	(6)
Gobierno Federal de los Estados Unidos Mexicanos (Q)	CIT	0.59	1.00	06/20/24	(3,300)	21	(56)	77
Gobierno Federal de los Estados Unidos Mexicanos (Q)	GSC	0.34	1.00	06/20/23	(1,700)	6	(13)	19
Gobierno Federal de los Estados Unidos Mexicanos (Q)	GSC	0.48	1.00	12/20/23	(1,700)	9	(26)	35
Gobierno Federal de los Estados Unidos Mexicanos (Q)	GSC	0.64	1.00	12/20/24	(1,500)	11	(12)	23
South Africa, Parliament of (Q)	DUB	2.10	1.00	12/20/26	(1,200)	(47)	(53)	6
South Africa, Parliament of (Q)	GSC	1.15	1.00	06/20/24	(600)	(1)	(25)	24
Turkiye Cumhuriyeti Basbakanlik (Q)	BOA	5.66	1.00	12/20/23	(200)	(5)	(14)	9
Turkiye Cumhuriyeti Basbakanlik (Q)	BOA	5.91	1.00	12/20/24	(700)	(42)	(78)	36
Turkiye Cumhuriyeti Basbakanlik (Q)	BCL	4.32	1.00	12/20/24	(500)	(30)	(61)	31
Turkiye Cumhuriyeti Basbakanlik (Q)	BCL	4.32	1.00	12/20/24	(1,810)	(108)	(224)	116
Turkiye Cumhuriyeti Basbakanlik (Q)	CIT	4.32	1.00	12/20/24	(100)	(6)	(10)	4
Turkiye Cumhuriyeti Basbakanlik (Q)	DUB	4.32	1.00	12/20/24	(200)	(12)	(23)	11
Turkiye Cumhuriyeti Basbakanlik (Q)	GSC	4.32	1.00	12/20/24	(1,300)	(78)	(146)	68

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Income Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Turkiye Cumhuriyeti Basbakanlik (Q)	GSC	4.07	1.00	06/20/24	(200)	(9)	(19)	10
					(205,182)	(808)	(863)	55

JNL/PIMCO Income Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
CREDIT
iShares iBoxx $ High Yield Corporate Bond ETF (MT)	Federal Funds Effective Rate -2.75% (M)	BOA	10/18/23	2,364	—	41
iShares iBoxx $ High Yield Corporate Bond ETF (MT)	Federal Funds Effective Rate -0.40% (M)	GSC	12/13/23	850	—	(17)
iShares iBoxx $ High Yield Corporate Bond ETF (MT)	Federal Funds Effective Rate -0.30% (M)	JPM	11/29/23	857	—	(25)
					—	(1)
INDEX
iBoxx Liquid High Yield Index (MT)	SOFR +3.00% (S)	GSC	06/20/23	700	—	(13)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PIMCO Income Fund
Assets - Securities
Government And Agency Obligations	—	659,000	—	659,000
Non-U.S. Government Agency Asset-Backed Securities	—	420,585	—	420,585
Corporate Bonds And Notes	—	250,912	—	250,912
Senior Floating Rate Instruments	—	72,401	10,344	82,745
Common Stocks	3,058	780	9,148	12,986
Rights	—	—	2,392	2,392
Warrants	—	—	5	5
Other Equity Interests	—	—	—	—
Short Term Investments	3,238	58,416	—	61,654
	6,296	1,462,094	21,889	1,490,279
Liabilities - Securities
Government And Agency Obligations	—	(2,259)	—	(2,259)
Senior Floating Rate Instruments[1]	—	—	(300)	(300)
	—	(2,259)	(300)	(2,559)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	1,826	—	—	1,826
Centrally Cleared Interest Rate Swap Agreements	—	80,744	—	80,744
Centrally Cleared Credit Default Swap Agreements	—	3,710	—	3,710
Exchange Traded Futures Options	25	—	—	25
Open Forward Foreign Currency Contracts	—	3,775	—	3,775
OTC Credit Default Swap Agreements	—	1,259	—	1,259
OTC Total Return Swap Agreements	—	41	—	41
	1,851	89,529	—	91,380
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(1,208)	—	—	(1,208)
Centrally Cleared Interest Rate Swap Agreements	—	(76,445)	—	(76,445)
Centrally Cleared Credit Default Swap Agreements	—	(992)	—	(992)
Exchange Traded Futures Options	(163)	—	—	(163)
Exchange Traded Written Options	(172)	—	—	(172)
OTC Written Options	—	(2,617)	—	(2,617)
Open Forward Foreign Currency Contracts	—	(3,654)	—	(3,654)
OTC Credit Default Swap Agreements	—	(1,204)	—	(1,204)
OTC Total Return Swap Agreements	—	(55)	—	(55)
	(1,543)	(84,967)	—	(86,510)

1 Unfunded commitments are not reflected in total investments in the Schedule of Investments. Net unrealized appreciation (depreciation) is reflected as an asset or liability, if applicable, in the table. See Unfunded Commitments table following Schedule of Investments.

2 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/PIMCO Investment Grade Credit Bond Fund
CORPORATE BONDS AND NOTES 67.9%
Financials 30.4%
AerCap Ireland Capital Designated Activity Company
4.98%, (SOFR + 0.68%), 09/29/23 (a)	6,900	6,794
4.45%, 04/03/26	600	575
AIA Group Limited
3.60%, 04/09/29 (b)	1,200	1,096
AIB Group Public Limited Company
4.26%, 04/10/25 (b)	600	581
Ally Financial Inc.
3.05%, 06/05/23	1,900	1,880
Antares Holdings LP
3.95%, 07/15/26 (b)	300	258
3.75%, 07/15/27 (b)	1,250	1,004
Arch Capital Group Ltd.
3.64%, 06/30/50	615	431
Ares Finance Co. II LLC
3.25%, 06/15/30 (b)	1,200	994
Ares Finance Co. III LLC
4.13%, 06/30/51 (b)	500	379
Assured Guaranty US Holdings Inc.
3.60%, 09/15/51	1,700	1,127
Aviation Capital Group LLC
3.88%, 05/01/23 (b)	700	694
4.38%, 01/30/24 (b)	200	196
5.50%, 12/15/24 (b)	600	589
3.50%, 11/01/27 (b)	1,532	1,341
Avolon Holdings Funding Limited
5.50%, 01/15/26 (b)	400	379
4.25%, 04/15/26 (b)	700	636
2.53%, 11/18/27 (b)	2,826	2,281
AXIS Specialty Finance PLC
4.00%, 12/06/27	700	650
Banco Bilbao Vizcaya Argentaria, S.A.
1.13%, 09/18/25 (c)	4,000	3,578
Banco Santander, S.A.
3.49%, 05/28/30 (c)	4,600	3,879
Bank of America Corporation
4.30%, (100, 01/28/25) (d) (e)	2,700	2,349
5.13%, (100, 06/20/24) (e)	1,600	1,491
2.46%, 10/22/25	2,100	1,984
3.82%, 01/20/28	5,000	4,669
2.55%, 02/04/28	1,300	1,155
3.42%, 12/20/28	631	572
4.27%, 07/23/29	900	841
3.97%, 02/07/30	7,000	6,359
1.90%, 07/23/31	400	308
2.69%, 04/22/32	2,900	2,320
2.97%, 02/04/33	1,000	806
4.57%, 04/27/33	1,900	1,741
Bank of Ireland Group Public Limited Company
6.00%, (100, 09/01/25), EUR (e) (f)	700	695
Barclays PLC
6.02%, (3 Month USD LIBOR + 1.38%), 05/16/24 (a) (c)	2,477	2,475
2.85%, 05/07/26 (c)	1,400	1,298
5.75%, 08/09/33 (c)	200	190
BGC Partners, Inc.
4.38%, 12/15/25	700	655
Blackstone Holdings Finance Co. L.L.C.
1.50%, 04/10/29, EUR (b)	800	704
Blackstone Inc.
2.50%, 01/10/30 (b)	5,700	4,625
5.00%, 06/15/44 (b)	300	264
Blue Owl Finance LLC
4.13%, 10/07/51 (b)	3,400	2,014
BNP Paribas
7.00%, (100, 08/16/28) (b) (e)	200	189
2.82%, 11/19/25 (b) (c)	5,500	5,207
4.40%, 08/14/28 (b)	900	852
Boral Finance Pty Limited
3.75%, 05/01/28 (b)	338	300
Brookfield Financial, Inc.
3.90%, 01/25/28	2,000	1,837
4.35%, 04/15/30	600	547
Capital Farm Credit ACA
5.00%, (100, 03/15/26) (e)	3,200	2,761
Capital One Financial Corporation
3.95%, (100, 09/01/26) (e)	1,700	1,341
Carlyle Finance LLC
3.50%, 09/19/29 (b)	500	423
Citigroup Inc.
3.88%, (100, 02/18/26) (e)	3,100	2,650
4.15%, (100, 11/15/26) (e)	4,400	3,622
4.70%, (100, 01/30/25) (e)	1,600	1,332
5.00%, (100, 09/12/24) (d) (e)	2,600	2,319
5.95%, (100, 05/15/25) (e)	1,100	1,006
Citizens Bank, National Association
3.75%, 02/18/26	600	575
Citizens Financial Group, Inc.
4.00%, (100, 10/06/26) (e)	5,200	4,206
CNA Financial Corporation
2.05%, 08/15/30	300	236
CoBank, ACB
4.25%, (100, 01/01/27) (b) (e)	2,200	1,875
Cooperatieve Rabobank U.A.
3.75%, 07/21/26	1,000	943
Corebridge Financial, Inc.
3.85%, 04/05/29 (b)	3,000	2,733
Credit Agricole SA
3.75%, 04/24/23 (b) (c)	250	249
Credit Suisse Group AG
6.25%, (100, 12/18/24) (b) (e)	200	157
6.38%, (100, 08/21/26) (b) (e)	1,600	1,152
7.50%, (100, 07/17/23) (b) (e)	2,800	2,254
6.50%, 08/08/23 (f)	300	290
6.50%, 08/08/23 (b) (c)	200	193
2.59%, 09/11/25 (b) (c)	1,700	1,517
3.87%, 01/12/29 (b) (c)	700	560
6.54%, 08/12/33 (b) (c)	4,250	3,740
Credit Suisse Group Funding (Guernsey) Limited
3.75%, 03/26/25 (c)	800	721
4.55%, 04/17/26 (c)	700	611
Danske Bank A/S
3.24%, 12/20/25 (b)	1,000	936
Deutsche Bank Aktiengesellschaft
2.22%, 09/18/24 (c)	900	869
2.13%, 11/24/26	3,400	3,003
3.55%, 09/18/31 (c)	5,600	4,486
3.04%, 05/28/32 (c)	400	303
Discover Financial Services
6.13%, (100, 06/23/25) (e)	2,100	2,043
E*Trade Financial Corporation
4.50%, 06/20/28	2,500	2,438
Erste Group Bank AG
4.25%, (100, 10/15/27), EUR (e) (f)	2,000	1,690
Export-Import Bank of India
3.25%, 01/15/30 (b)	600	520
FactSet Research Systems Inc.
2.90%, 03/01/27	900	819
Fairfax Financial Holdings Limited
2.75%, 03/29/28, EUR (b)	600	559
4.63%, 04/29/30	1,900	1,729
Fidelity National Financial, Inc.
3.20%, 09/17/51	400	233
First American Financial Corporation
4.30%, 02/01/23	650	649
Franklin Resources, Inc.
2.95%, 08/12/51	2,400	1,496
Freedom Mortgage Corporation
6.63%, 01/15/27 (b)	2,000	1,562
GE Capital Funding LLC
4.55%, 05/15/32 (d)	537	510
Global Atlantic Financial Company
3.13%, 06/15/31 (b)	1,700	1,247
Globe Life Inc.
2.15%, 08/15/30	2,100	1,665

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
High Street Funding Trust I
4.11%, 02/15/28	100	93
HSBC Holdings PLC
6.50%, (100, 03/23/28) (c) (e)	1,500	1,386
2.63%, 11/07/25 (c)	1,200	1,126
3.90%, 05/25/26 (c)	600	570
4.29%, 09/12/26 (c)	900	861
6.12%, (3 Month USD LIBOR + 1.38%), 09/12/26 (a) (c)	500	492
4.04%, 03/13/28 (c)	200	184
4.58%, 06/19/29 (c)	1,100	1,013
2.85%, 06/04/31 (c)	2,500	1,990
2.36%, 08/18/31 (c)	2,600	1,984
ING Groep N.V.
2.73%, 04/01/32 (c)	1,000	798
JAB Holdings B.V.
2.20%, 11/23/30 (b)	2,050	1,540
JPMorgan Chase & Co.
4.00%, (100, 04/01/25) (e)	4,700	4,013
4.60%, (100, 02/01/25) (e)	2,900	2,575
5.00%, (100, 08/01/24) (e)	700	641
5.15%, (100, 05/01/23) (e)	800	781
6.10%, (100, 10/01/24) (e)	900	874
2.30%, 10/15/25	200	189
3.78%, 02/01/28	7,000	6,552
2.74%, 10/15/30	2,900	2,437
1.95%, 02/04/32	1,800	1,378
Lazard Group LLC
4.50%, 09/19/28	1,200	1,115
4.38%, 03/11/29	278	257
LeasePlan Corporation N.V.
2.88%, 10/24/24 (b)	5,300	4,976
Lloyds Banking Group PLC
4.05%, 08/16/23 (c)	1,600	1,587
4.45%, 05/08/25 (c)	800	783
2.44%, 02/05/26 (c)	600	557
Mitsubishi UFJ Financial Group Inc
5.19%, (3 Month USD LIBOR + 0.86%), 07/26/23 (a)	300	300
1.41%, 07/17/25	9,800	8,900
Mizuho Financial Group, Inc.
2.87%, 09/13/30	4,400	3,676
1.98%, 09/08/31	1,900	1,454
Moody's Corporation
2.00%, 08/19/31	700	555
3.25%, 05/20/50	1,000	695
Morgan Stanley
5.88%, (100, 09/15/26) (e)	700	685
1.79%, 02/13/32	1,500	1,124
2.24%, 07/21/32	1,600	1,227
Muthoot Finance Limited
4.40%, 09/02/23 (b)	2,300	2,257
National Rural Utilities Cooperative Finance Corporation
2.40%, 03/15/30	1,600	1,332
Nationwide Building Society
10.25%, GBP (e)	535	805
Nationwide Financial Services, Inc.
3.90%, 11/30/49 (b)	500	350
NatWest Group PLC
4.60%, (100, 06/28/31) (c) (e)	1,300	934
4.52%, 06/25/24 (c)	1,100	1,089
6.27%, (3 Month USD LIBOR + 1.55%), 06/25/24 (a) (c)	1,801	1,801
4.27%, 03/22/25 (c)	1,400	1,365
5.08%, 01/27/30 (c)	200	188
Nippon Life Insurance Company of America
3.40%, 01/23/50 (b)	600	509
Nomura Holdings, Inc.
1.85%, 07/16/25	1,300	1,186
2.17%, 07/14/28	1,900	1,569
3.10%, 01/16/30	1,800	1,503
Nykredit Realkredit A/S
1.00%, 10/01/50, DKK (f)	97	10
1.50%, 10/01/53, DKK (f)	16,126	1,768
Ohio National Financial Services, Inc.
5.80%, 01/24/30 (b) (g)	3,100	2,827
Pacific LifeCorp
3.35%, 09/15/50 (b)	400	275
Pine Street Trust I
4.57%, 02/15/29 (b)	1,600	1,483
Principal Financial Group, Inc.
3.70%, 05/15/29	100	93
Protective Life Corporation
4.30%, 09/30/28 (b)	1,000	938
3.40%, 01/15/30 (b)	700	609
Reinsurance Group of America, Incorporated
3.95%, 09/15/26	600	578
Rexford Industrial Realty, L.P.
2.13%, 12/01/30	900	700
Rio Oil Finance Trust
9.25%, 07/06/24 (f) (g)	154	155
9.25%, 07/06/24 (b) (g)	64	65
9.75%, 01/06/27 (b) (g)	116	119
8.20%, 04/06/28 (b)	511	516
Santander Holdings USA, Inc.
3.24%, 10/05/26	2,200	2,041
4.40%, 07/13/27	100	96
Santander UK Group Holdings PLC
4.75%, 09/15/25 (b)	600	574
1.53%, 08/21/26 (c)	2,100	1,852
SB Capital S.A.
0.00%, 05/23/23 - 10/29/49 (f) (h) (i) (j)	5,700	—
Societe Generale
1.49%, 12/14/26 (b)	900	784
Standard Chartered PLC
3.79%, 05/21/25 (b)	1,000	966
2.82%, 01/30/26 (b)	1,600	1,488
State Street Corporation
5.63%, (100, 12/15/23) (d) (e)	400	371
Stichting AK Rabobank Certificaten II
6.50%, EUR (a) (e) (f) (g)	630	647
Stifel Financial Corp.
4.00%, 05/15/30	900	780
Sumitomo Mitsui Financial Group, Inc.
1.47%, 07/08/25	1,100	1,004
2.13%, 07/08/30	2,700	2,138
Sumitomo Mitsui Trust Bank Ltd
1.05%, 09/12/25 (b)	1,700	1,516
SVB Financial Group
4.25%, (100, 11/15/26) (e)	2,600	1,717
Synchrony Financial
3.95%, 12/01/27	2,900	2,587
The Charles Schwab Corporation
4.00%, (100, 12/01/30) (e)	2,300	1,823
5.00%, (100, 12/01/27) (e)	900	748
5.38%, (100, 06/01/25) (d) (e)	1,500	1,464
The Goldman Sachs Group, Inc.
6.12%, (3 Month USD LIBOR + 1.75%), 10/28/27 (a)	4,100	4,165
3.69%, 06/05/28	400	371
4.22%, 05/01/29	2,400	2,236
2.38%, 07/21/32	2,300	1,783
The Hanover Insurance Group, Inc.
2.50%, 09/01/30	500	385
The PNC Financial Services Group, Inc.
3.40%, (100, 09/15/26) (e)	1,500	1,188
6.20%, (100, 09/15/27) (e)	1,000	979
Truist Financial Corporation
5.10%, (100, 03/01/30) (e)	1,000	935
UBS Group AG
4.38%, (100, 02/10/31) (b) (e)	2,600	1,977
2.10%, 02/11/32 (b)	1,600	1,203
UniCredit S.p.A.
7.83%, 12/04/23 (b)	1,200	1,210
7.30%, 04/02/34 (b) (c)	1,300	1,184
Wells Fargo & Company
2.16%, 02/11/26	2,075	1,936
3.20%, 06/17/27	800	744
3.58%, 05/22/28	4,800	4,450

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
2.39%, 06/02/28	7,200	6,350
Willis North America Inc.
2.95%, 09/15/29	5,500	4,631
		282,727
Utilities 5.6%
Adani Electricity Mumbai Limited
3.95%, 02/12/30 (b)	600	455
Ameren Illinois Company
3.25%, 03/15/50	300	217
Arizona Public Service Company
2.20%, 12/15/31	1,700	1,296
3.50%, 12/01/49	400	271
2.65%, 09/15/50	700	407
Black Hills Corporation
2.50%, 06/15/30	1,400	1,126
Cameron LNG, LLC
3.40%, 01/15/38 (b)	1,300	1,062
CenterPoint Energy Resources Corp.
1.75%, 10/01/30	2,000	1,585
Cleco Corporate Holdings LLC
3.74%, 05/01/26	2,200	2,064
DTE Electric Company
2.25%, 03/01/30	1,400	1,180
DTE Energy Company
2.95%, 03/01/30	500	426
Duquesne Light Holdings, Inc.
3.62%, 08/01/27 (b)	1,200	1,071
Enel Finance America, LLC
7.10%, 10/14/27 (b)	400	416
Enel Finance International N.V.
2.88%, 07/12/41 (b)	1,600	964
Entergy Corporation
2.80%, 06/15/30	2,600	2,188
Entergy Texas, Inc.
1.75%, 03/15/31	700	548
Evergy Metro, Inc.
2.25%, 06/01/30	1,000	823
Georgia Power Company
3.70%, 01/30/50	400	299
3.25%, 03/15/51	2,300	1,587
ITC Holdings Corp.
2.95%, 05/14/30 (b)	2,500	2,117
Mid-Atlantic Interstate Transmission, LLC
4.10%, 05/15/28 (b)	1,300	1,223
Mississippi Power Company
3.95%, 03/30/28	2,600	2,443
Monongahela Power Company
5.40%, 12/15/43 (b)	106	102
National Fuel Gas Company
2.95%, 03/01/31 (k)	300	236
NiSource Inc.
2.95%, 09/01/29	700	608
Pacific Gas And Electric Company
3.25%, 06/15/23 - 06/01/31	2,200	1,929
3.15%, 01/01/26	1,200	1,116
3.30%, 03/15/27 - 08/01/40	5,300	4,241
3.75%, 07/01/28	250	222
4.65%, 08/01/28	200	184
2.50%, 02/01/31	1,800	1,398
4.60%, 06/15/43	600	456
4.30%, 03/15/45	200	143
4.25%, 03/15/46	1,200	832
4.95%, 07/01/50	500	391
5.25%, 03/01/52	2,300	1,887
PECO Energy Company
3.00%, 09/15/49	800	549
Puget Energy, Inc.
4.10%, 06/15/30	900	805
San Diego Gas & Electric Company
1.70%, 10/01/30	1,000	792
4.10%, 06/15/49	200	164
Sempra Energy
3.40%, 02/01/28	800	743
4.13%, 04/01/52	400	315
Southern California Edison Company
4.24%, (SOFR + 0.64%), 04/03/23 (a)	2,900	2,897
6.05%, 03/15/39	400	406
3.60%, 02/01/45	400	287
4.00%, 04/01/47	1,100	866
Southern California Gas Company
2.55%, 02/01/30	1,600	1,362
System Energy Resources, Inc.
2.14%, 12/09/25	1,300	1,187
The Cleveland Electric Illuminating Company
3.50%, 04/01/28 (b)	2,870	2,613
The East Ohio Gas Company
2.00%, 06/15/30 (b)	600	471
The Narragansett Electric Company
3.40%, 04/09/30 (b)	700	625
The Southern Company
2.95%, 07/01/23	200	198
4.25%, 07/01/36	400	349
8.40%, (3 Month USD LIBOR + 3.63%), 03/15/57 (a)	200	200
		52,342
Real Estate 5.6%
Alexandria Real Estate Equities, Inc.
4.50%, 07/30/29	500	471
2.75%, 12/15/29	2,600	2,207
3.00%, 05/18/51	1,100	703
American Assets Trust, L.P.
3.38%, 02/01/31	2,600	2,063
American Homes 4 Rent, L.P.
4.25%, 02/15/28	1,200	1,113
American Tower Corporation
3.00%, 06/15/23	600	595
2.95%, 01/15/25 - 01/15/51	2,400	2,058
4.00%, 06/01/25	1,000	972
2.75%, 01/15/27	1,900	1,721
3.13%, 01/15/27	400	367
1.88%, 10/15/30	1,600	1,235
3.70%, 10/15/49	2,100	1,497
Brixmor Operating Partnership LP
3.90%, 03/15/27	700	643
Corporate Office Properties Trust
2.25%, 03/15/26	400	353
Crown Castle Inc.
3.80%, 02/15/28	900	837
4.30%, 02/15/29	1,800	1,698
4.00%, 11/15/49	1,501	1,140
4.15%, 07/01/50	1,100	858
EPR Properties
4.50%, 04/01/25 - 06/01/27	1,000	878
4.75%, 12/15/26	200	180
Equinix, Inc.
2.15%, 07/15/30	1,700	1,356
ERP Operating Limited Partnership
2.50%, 02/15/30	300	250
GLP Financing, LLC
3.35%, 09/01/24	400	383
5.25%, 06/01/25	400	393
5.75%, 06/01/28	300	294
5.30%, 01/15/29	700	662
4.00%, 01/15/31	2,400	2,060
Goodman HK Finance
4.38%, 06/19/24 (f)	300	294
Highwoods Realty Limited Partnership
3.05%, 02/15/30	400	318
Host Hotels & Resorts, L.P.
3.88%, 04/01/24	200	195
4.00%, 06/15/25	300	288
4.50%, 02/01/26	100	96
3.50%, 09/15/30 (k)	3,400	2,805
Kaisa Group Holdings Ltd.
0.00%, 07/23/23 - 04/09/49 (f) (h) (i)	6,500	900
0.00%, 06/30/49 (f) (h) (i)	800	112
KWG Group Holdings Limited
5.88%, 11/10/24 (f)	200	86

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Life Storage LP
2.20%, 10/15/30	1,000	776
Mid-America Apartments, L.P.
4.30%, 10/15/23	50	50
3.95%, 03/15/29	600	569
Mitsui Fudosan Co., Ltd.
3.65%, 07/20/27 (b)	900	854
Omega Healthcare Investors, Inc.
4.38%, 08/01/23	165	164
3.25%, 04/15/33	2,100	1,515
Physicians Realty L.P.
4.30%, 03/15/27	995	939
3.95%, 01/15/28	200	183
ProLogis, L.P.
2.25%, 04/15/30	800	668
3.05%, 03/01/50	1,600	1,080
Realty Income Corporation
3.95%, 08/15/27	400	382
Spirit Realty, L.P.
4.45%, 09/15/26	200	191
4.00%, 07/15/29	500	434
3.20%, 02/15/31	600	478
Store Capital Corporation
2.75%, 11/18/30	900	687
Sunac China Holdings Limited
0.00%, 07/09/23 - 08/03/24 (f) (h) (i)	1,800	378
UDR, Inc.
3.00%, 08/15/31	200	167
Ventas Realty, Limited Partnership
4.40%, 01/15/29	900	840
VICI Properties Inc.
5.75%, 02/01/27 (b)	400	390
3.88%, 02/15/29 (b)	2,500	2,198
W.P. Carey Inc.
4.00%, 02/01/25	1,000	974
Weyerhaeuser Company
4.00%, 11/15/29 - 04/15/30	6,100	5,569
7.38%, 03/15/32	452	500
Yango Justice International Limited
0.00%, 04/15/23 - 04/15/24 (f) (h) (i)	600	17
		52,084
Consumer Discretionary 5.4%
7-Eleven, Inc.
0.63%, 02/10/23 (b)	4,100	4,077
Alibaba Group Holding Limited
2.13%, 02/09/31	975	775
Amazon.com, Inc.
5.20%, 12/03/25	100	102
Aptiv PLC
4.35%, 03/15/29	800	752
Azul Investments LLP
5.88%, 10/26/24 (b)	100	80
Daimler Trucks Finance North America LLC
4.87%, (SOFR + 0.75%), 12/13/24 (a) (b)	4,700	4,639
Discovery Communications, LLC
3.45%, 03/15/25	100	95
Expedia Group, Inc.
6.25%, 05/01/25 (b)	1,603	1,615
2.95%, 03/15/31 (k)	445	358
Ferguson Finance PLC
3.25%, 06/02/30 (b)	400	339
Hyatt Hotels Corporation
5.63%, 04/23/25 (g) (k)	2,450	2,432
6.00%, 04/23/30 (g) (k)	500	490
Hyundai Capital America
2.00%, 06/15/28 (b)	1,600	1,306
Las Vegas Sands Corp.
3.20%, 08/08/24	4,125	3,899
2.90%, 06/25/25	200	184
3.50%, 08/18/26	800	722
Magallanes, Inc.
4.28%, 03/15/32 (b)	2,650	2,185
5.05%, 03/15/42 (b)	1,700	1,307
Marriott International, Inc.
4.63%, 06/15/30 (k)	200	187
McDonald's Corporation
3.63%, 09/01/49	400	304
MCE Finance Limited
5.25%, 04/26/26 (b)	500	439
5.63%, 07/17/27 (b)	200	172
5.75%, 07/21/28 (b)	3,200	2,662
Nissan Motor Acceptance Company LLC
1.85%, 09/16/26 (b)	2,200	1,840
Nissan Motor Co., Ltd.
3.04%, 09/15/23 (b)	1,100	1,077
4.35%, 09/17/27 (b)	2,100	1,905
NVR, Inc.
3.00%, 05/15/30	4,400	3,690
Sands China Ltd.
4.30%, 01/08/26 (g) (k)	800	737
2.80%, 03/08/27 (g) (k)	700	594
5.90%, 08/08/28 (g) (k)	900	843
3.35%, 03/08/29 (g) (k)	1,000	816
3.75%, 08/08/31 (g) (k)	1,000	790
Spectrum Management Holding Company, LLC
6.75%, 06/15/39	1,200	1,129
4.50%, 09/15/42	300	219
Stellantis Finance US Inc.
2.69%, 09/15/31 (b)	1,300	991
Studio City Finance Limited
6.50%, 01/15/28 (b)	1,100	856
5.00%, 01/15/29 (b)	1,900	1,406
Travel + Leisure Co.
4.63%, 03/01/30 (b)	1,000	833
Wynn Macau, Limited
4.88%, 10/01/24 (b)	400	378
5.50%, 10/01/27 (b) (d)	1,400	1,221
5.50%, 10/01/27 (f)	600	519
5.63%, 08/26/28 (b)	2,000	1,707
		50,672
Energy 4.4%
Aker BP ASA
3.75%, 01/15/30 (b)	500	440
4.00%, 01/15/31 (b)	3,500	3,076
Cheniere Corpus Christi Holdings, LLC
5.13%, 06/30/27	2,200	2,178
3.70%, 11/15/29	800	725
Continental Resources, Inc.
5.75%, 01/15/31 (b)	1,800	1,677
Enable Midstream Partners, LP
4.40%, 03/15/27	800	763
4.95%, 05/15/28	500	481
Enbridge Inc.
4.38%, (SOFR + 0.40%), 02/17/23 (a)	1,900	1,900
Energy Transfer LP
4.25%, 03/15/23	200	200
4.20%, 04/15/27	1,200	1,132
5.50%, 06/01/27	2,472	2,457
4.90%, 03/15/35	554	491
7.50%, 07/01/38	200	213
6.05%, 06/01/41	1,300	1,217
6.50%, 02/01/42	100	98
Enterprise Products Operating LLC
7.63%, (3 Month USD LIBOR + 2.99%), 08/16/77 (a)	250	227
Florida Gas Transmission Company, LLC
2.55%, 07/01/30 (b)	1,000	809
Gaz Capital S.A.
0.00%, 11/17/23, EUR (b) (f) (h) (i)	400	304
0.00%, 01/24/24 - 11/22/24, EUR (f) (h) (i)	1,800	1,349
0.00%, 03/23/27 (f) (h) (i)	400	280
Gaz Finance PLC
0.00%, 06/29/27 (f) (h) (i)	1,500	1,050
0.00%, 01/27/29 (b) (f) (h) (i)	1,800	1,260
Kinder Morgan, Inc.
5.36%, (3 Month USD LIBOR + 1.28%), 01/15/23 (a)	1,300	1,300

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Midwest Connector Capital Company LLC
3.90%, 04/01/24 (b)	700	678
4.63%, 04/01/29 (b)	500	451
MPLX LP
5.20%, 12/01/47	1,638	1,396
4.90%, 04/15/58	300	236
Novatek Finance Designated Activity Company
4.22%, 12/31/23 (h)	500	511
Ocyan S/A
0.00%, (100, 02/10/23) (b) (e) (l)	89	—
Odebrecht Offshore Drilling Finance Ltd.
7.35%, 12/01/26 (b) (m)	155	84
7.72%, 12/01/26 (f) (m)	179	48
ONEOK Partners, L.P.
4.90%, 03/15/25	500	493
6.85%, 10/15/37	200	201
6.20%, 09/15/43	500	464
ONEOK, Inc.
4.35%, 03/15/29	2,500	2,306
6.35%, 01/15/31	1,100	1,121
Plains All American Pipeline, L.P.
2.85%, 01/31/23	200	200
Ras Laffan Liquefied Natural Gas Company Limited
5.84%, 09/30/27 (b)	204	204
Sabine Pass Liquefaction, LLC
5.88%, 06/30/26	1,200	1,214
Saudi Arabian Oil Company
2.25%, 11/24/30 (b)	200	165
Targa Resources Corp.
4.20%, 02/01/33	1,300	1,125
Tennessee Gas Pipeline Company, L.L.C.
2.90%, 03/01/30 (b)	5,100	4,264
Woodside Finance Limited
3.65%, 03/05/25 (b)	600	576
4.50%, 03/04/29 (b)	2,000	1,879
		41,243
Industrials 4.4%
A.P. Moller - Maersk A/S
3.88%, 09/28/25 (b)	800	772
Aircastle Limited
2.85%, 01/26/28 (b)	2,200	1,807
Allegion Public Limited Company
3.50%, 10/01/29	500	432
BAE Systems PLC
3.40%, 04/15/30 (b)	300	265
Berry Global, Inc.
1.57%, 01/15/26	4,700	4,197
Boise Cascade Company
4.88%, 07/01/30 (b) (d)	300	261
CoStar Group, Inc.
2.80%, 07/15/30 (b)	1,100	901
Delta Air Lines, Inc.
7.38%, 01/15/26	1,601	1,643
GATX Corporation
3.50%, 03/15/28	500	453
General Electric Company
8.10%, (3 Month USD LIBOR + 3.33%), (100, 03/15/23) (a) (e)	2,500	2,475
Kansas City Southern
3.00%, 05/15/23	200	199
3.13%, 06/01/26	500	470
3.50%, 05/01/50	1,200	857
Norfolk Southern Corporation
4.15%, 02/28/48	400	331
Park Aerospace Holdings Limited
4.50%, 03/15/23 (b)	260	259
Penske Truck Leasing Co., L.P.
3.40%, 11/15/26 (b)	1,000	918
Quanta Services, Inc.
2.90%, 10/01/30	900	742
3.05%, 10/01/41	1,500	983
SMBC Aviation Capital Finance Designated Activity Company
3.55%, 04/15/24 (b)	800	774
Textron Inc.
3.38%, 03/01/28	3,000	2,716
The Boeing Company
3.25%, 02/01/28	2,100	1,915
3.60%, 05/01/34	1,800	1,436
5.93%, 05/01/60 (k)	5,700	5,224
Triumph Group, Inc.
6.25%, 09/15/24 (b) (d)	300	284
Union Pacific Corporation
3.95%, 08/15/59	300	236
3.75%, 02/05/70	300	220
Verisk Analytics, Inc.
4.13%, 03/15/29	400	373
Weir Group PLC(The)
2.20%, 05/13/26 (b)	2,400	2,137
Westinghouse Air Brake Technologies Corporation
3.20%, 06/15/25 (k)	8,000	7,539
		40,819
Information Technology 4.3%
Apple Inc.
2.80%, 02/08/61	2,200	1,406
Broadcom Inc.
2.45%, 02/15/31 (b)	1,900	1,496
4.30%, 11/15/32	2,900	2,563
3.47%, 04/15/34 (b)	1,996	1,585
3.14%, 11/15/35 (b)	1,622	1,190
3.19%, 11/15/36 (b)	1,109	801
4.93%, 05/15/37 (b)	3,358	2,935
CDW Finance Corporation
3.57%, 12/01/31	1,400	1,153
Dell International L.L.C.
5.45%, 06/15/23 (k)	2,087	2,091
Flex Ltd.
4.88%, 05/12/30	400	374
Global Payments Inc.
2.90%, 05/15/30	500	411
5.40%, 08/15/32	500	477
4.15%, 08/15/49	500	357
5.95%, 08/15/52	600	545
Infor, Inc.
1.75%, 07/15/25 (b)	800	722
Lenovo Group Limited
3.42%, 11/02/30 (b)	2,000	1,590
Marvell Technology, Inc.
4.20%, 06/22/23	500	499
Micron Technology, Inc.
4.19%, 02/15/27	300	285
Motorola Solutions, Inc.
4.60%, 05/23/29	1,300	1,235
NXP B.V.
2.70%, 05/01/25	1,300	1,222
3.40%, 05/01/30	2,400	2,071
Oracle Corporation
2.30%, 03/25/28	6,000	5,200
4.00%, 07/15/46	900	660
ServiceNow, Inc.
1.40%, 09/01/30	1,200	914
Sunny Optical Technology (Group) Company Limited
3.75%, 01/23/23 (f)	1,400	1,398
TD SYNNEX Corporation
1.75%, 08/09/26 (k)	2,300	1,955
VeriSign, Inc.
2.70%, 06/15/31	600	487
VMware, Inc.
3.90%, 08/21/27	1,800	1,681
4.70%, 05/15/30 (k)	3,100	2,905
		40,208
Communication Services 3.8%
Baidu, Inc.
4.88%, 11/14/28	1,100	1,057
Charter Communications Operating, LLC
3.75%, 02/15/28	300	271
2.80%, 04/01/31	200	156

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
3.50%, 03/01/42	3,600	2,326
5.38%, 05/01/47	400	315
5.75%, 04/01/48	300	247
4.80%, 03/01/50	2,000	1,461
5.25%, 04/01/53	500	389
3.85%, 04/01/61	200	116
Cox Communications, Inc.
3.15%, 08/15/24 (b)	276	266
Diamond Sports Group, LLC
5.38%, 08/15/26 (b)	600	71
NBN Co Limited
2.63%, 05/05/31 (b)	800	637
Netflix, Inc.
3.88%, 11/15/29, EUR (f)	1,400	1,385
OI S.A. - In Judicial Reorganization
10.00%, 07/27/25 (m)	400	68
SES
3.60%, 04/04/23 (b)	2,007	1,996
Take-Two Interactive Software, Inc.
4.00%, 04/14/32	700	620
Tencent Holdings Limited
3.98%, 04/11/29 (b)	3,400	3,137
3.98%, 04/11/29 (f)	900	830
2.39%, 06/03/30 (f)	900	733
3.24%, 06/03/50 (b)	1,100	698
Tencent Music Entertainment Group
2.00%, 09/03/30	500	377
Time Warner Cable Enterprises LLC
8.38%, 07/15/33	100	112
T-Mobile USA, Inc.
3.50%, 04/15/25 - 04/15/31	2,800	2,593
1.50%, 02/15/26	2,800	2,509
2.88%, 02/15/31	650	537
3.30%, 02/15/51	3,500	2,353
Verizon Communications Inc.
5.10%, (SOFR + 0.79%), 03/20/26 (a)	9,600	9,351
Xiaomi Best Time International Limited
2.88%, 07/14/31 (b)	600	432
		35,043
Consumer Staples 2.1%
Ashtead Capital, Inc.
4.00%, 05/01/28 (b)	400	365
B. A. T. Capital Corporation
3.56%, 08/15/27	400	366
B.A.T. International Finance P.L.C.
1.67%, 03/25/26	4,700	4,161
Bacardi Limited
4.45%, 05/15/25 (b)	2,100	2,039
2.75%, 07/15/26 (b)	300	272
Barry Callebaut Services
5.50%, 06/15/23 (b) (k)	900	894
Campbell Soup Company
3.65%, 03/15/23	286	285
Constellation Brands, Inc.
3.70%, 12/06/26	100	95
CSL Finance PLC
4.05%, 04/27/29 (b)	500	472
Diageo Capital PLC
2.00%, 04/29/30	1,800	1,483
General Mills, Inc.
3.00%, 02/01/51	100	68
Greene King Finance PLC
5.32%, 09/15/31, GBP (f) (g)	343	383
GSK Consumer Healthcare Capital US LLC
3.63%, 03/24/32	1,500	1,324
Imperial Brands Finance PLC
3.13%, 07/26/24 (b) (k)	500	478
3.50%, 07/26/26 (b) (k)	800	733
6.13%, 07/27/27 (b)	1,300	1,291
Kraft Heinz Foods Company
6.88%, 01/26/39	3,800	4,141
Massachusetts Institute of Technology
4.68%, 07/01/14	200	173
RELX Capital Inc.
3.50%, 03/16/23	200	199
Transurban Finance Company Pty Ltd
2.45%, 03/16/31 (b)	950	748
		19,970
Health Care 1.7%
AbbVie Inc.
4.40%, 11/06/42	2,581	2,242
Adventist Health System/West
2.95%, 03/01/29	1,000	861
Alcon Finance Corporation
2.60%, 05/27/30 (b)	700	594
Baptist Healthcare System, Inc.
3.54%, 08/15/50	400	284
Bausch Health Companies Inc.
11.00%, 09/30/28 (b)	270	212
14.00%, 10/15/30 (b)	53	31
Becton, Dickinson and Company
1.96%, 02/11/31	2,900	2,296
Boston Scientific Corporation
4.70%, 03/01/49	1,483	1,335
Bristol-Myers Squibb Company
4.55%, 02/20/48	78	71
Centene Corporation
2.45%, 07/15/28	1,100	928
CVS Health Corporation
7.51%, 01/10/32 (b)	42	44
4.70%, 01/10/36 (b)	713	659
2.70%, 08/21/40	300	206
Elevance Health, Inc.
4.10%, 03/01/28	600	576
HCA Inc.
5.25%, 06/15/26	300	296
3.63%, 03/15/32 (b)	1,300	1,100
5.50%, 06/15/47	900	804
Humana Inc.
3.95%, 08/15/49	400	315
INTEGRIS Baptist Medical Center, Inc.
3.88%, 08/15/50	700	508
Renal Dialysis Center of Las Vegas, Ltd.
4.75%, 10/15/24 (b)	700	684
Stryker Corporation
2.90%, 06/15/50 (d)	300	201
UnitedHealth Group Incorporated
3.50%, 08/15/39	800	655
Zimmer Biomet Holdings, Inc.
2.60%, 11/24/31	570	461
Zoetis Inc.
3.00%, 09/12/27	300	278
		15,641
Materials 0.2%
Joint Stock Company Alrosa (Public Joint Stock Company)
0.00%, 04/09/24 (b) (f) (h) (i) (j)	900	—
Newcrest Finance Pty Limited
5.75%, 11/15/41 (b)	100	90
Phosagro Bond Funding Designated Activity Company
3.05%, 01/23/25 (b) (f) (h)	600	324
Syngenta Finance N.V.
4.44%, 04/24/23 (b) (k)	200	199
4.89%, 04/24/25 (b) (k)	200	194
Unigel Luxembourg SA
8.75%, 10/01/26 (b)	600	598
Yara International ASA
3.80%, 06/06/26 (b)	300	277
		1,682
Total Corporate Bonds And Notes (cost $750,710)		632,431
GOVERNMENT AND AGENCY OBLIGATIONS 27.5%
U.S. Treasury Bond 14.7%
Treasury, United States Department of
1.88%, 02/15/41 (n)	32,900	23,256
2.25%, 05/15/41	42,212	31,732

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
2.00%, 11/15/41 (n)	6,900	4,932
3.25%, 05/15/42	9,870	8,656
3.38%, 08/15/42	34,700	31,024
1.38%, 08/15/50	8,445	4,703
2.38%, 05/15/51 (n)	15,023	10,798
2.25%, 02/15/52 (n)	17,907	12,493
2.88%, 05/15/52	11,400	9,156
		136,750
Mortgage-Backed Securities 6.6%
Federal Home Loan Mortgage Corporation
3.50%, 10/01/39 - 06/01/48	496	463
4.50%, 09/01/48 - 04/01/49	363	354
Federal National Mortgage Association, Inc.
3.00%, 07/01/43 - 08/01/43	199	181
4.50%, 08/01/48 - 01/01/49	224	217
4.00%, 03/01/49 - 05/01/50	1,878	1,785
TBA, 2.00%, 01/15/53 (o)	7,400	6,040
TBA, 2.50%, 01/15/53 (o)	500	424
TBA, 4.00%, 01/15/53 - 03/15/53 (o)	15,000	14,083
TBA, 3.00%, 02/15/53 (o)	500	440
TBA, 3.50%, 02/15/53 (o)	20,640	18,781
TBA, 4.50%, 02/15/53 (o)	15,000	14,459
Government National Mortgage Association
TBA, 2.00%, 02/15/53 (o)	1,500	1,260
TBA, 2.50%, 02/15/53 (o)	3,600	3,121
		61,608
Sovereign 3.7%
Cabinet of Ministers of Ukraine
0.00%, 09/01/24 (f) (h) (i)	300	74
Canada Housing Trust No. 1
1.95%, 12/15/25, CAD	8,000	5,592
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
8.20%, 08/12/26, PEN (b)	13,800	3,808
Commonwealth of Australia
1.00%, 11/21/31, AUD (f)	3,950	2,085
Government of Saudi Arabia
2.25%, 02/02/33 (b)	5,100	4,150
Ministry of Diwan Amiri Affairs
3.75%, 04/16/30 (b)	2,900	2,808
Ministry of Finance of the Russian Federation
0.00%, 06/24/28 - 04/04/42 (f) (h) (i)	1,400	914
0.00%, 04/04/42 (b) (f) (h) (i)	200	126
Presidencia De La Nacion
1.00%, 07/09/29	30	8
0.50%, 07/09/30 (g)	103	28
1.50%, 07/09/35 (g)	188	49
3.50%, 07/09/41 (g)	1,100	316
Romania, Government of
2.13%, 03/07/28, EUR (b)	200	178
3.75%, 02/07/34, EUR (b)	800	634
South Africa, Parliament of
10.50%, 12/21/27, ZAR	209,900	13,063
		33,833
U.S. Treasury Note 2.2%
Treasury, United States Department of
1.88%, 02/15/32	1,265	1,072
2.88%, 05/15/32	5,500	5,067
2.75%, 08/15/32	16,000	14,553
		20,692
Municipal 0.3%
Florida Department of Management Services
1.71%, 07/01/27	3,300	2,873
Total Government And Agency Obligations (cost $273,213)		255,756
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 6.3%
Air Canada
Series 2013-A-1, 4.13%, 05/15/25	57	52
Series 2015-A-1, 3.60%, 03/15/27	134	120
Series 2017-A-1, 3.55%, 01/15/30	1,352	1,057
Alaska Air Pass Through Trust 2020-1A
Series 2020-A-1, 4.80%, 08/15/27	928	882
Alternative Loan Trust 2005-43
Series 2005-A6-25T1, REMIC, 5.75%, 07/25/35	1,803	1,192
Series 2005-2A1-27, REMIC, 3.40%, (12 Month Treasury Average + 1.35%), 08/25/35 (a)	63	49
Series 2005-A14-46CB, REMIC, 5.50%, 10/25/35	1,517	1,114
Alternative Loan Trust 2006-15CB
Series 2006-1A11-23CB, REMIC, 6.00%, 08/25/36	946	872
Alternative Loan Trust 2006-43CB
Series 2006-1A10-43CB, REMIC, 6.00%, 02/25/37	526	311
Alternative Loan Trust 2006-9T1
Series 2005-A4-86CB, REMIC, 5.50%, 02/25/36	3,319	2,034
American Airlines, Inc.
Series 2014-A-1, 3.70%, 10/01/26	576	492
Series 2015-AA-2, 3.60%, 09/22/27	692	619
Series 2016-AA-1, 3.58%, 01/15/28	214	190
Series 2016-AA-2, 3.20%, 06/15/28	1,367	1,193
Series 2017-AA-2, 3.35%, 10/15/29	2,042	1,735
Series 2017-A-2, 3.60%, 10/15/29	454	352
American Airlines, Inc. Class AA Pass Through Certificates, Series 2019-1
Series 2019-AA-1, REMIC, 3.15%, 02/15/32	864	715
American Home Mortgage Assets Trust 2006-3
Series 2006-2A11-3, REMIC, 2.63%, (12 Month Treasury Average + 0.94%), 10/25/46 (a) (g)	337	251
Anchorage Capital CLO 11 Ltd
Series 2019-AR-11A, 3.90%, (3 Month USD LIBOR + 1.14%), 07/22/32 (a)	1,000	978
Apidos CLO XXVI
Series 2017-A1AR-26A, 5.09%, (3 Month USD LIBOR + 0.90%), 07/18/29 (a)	1,000	988
AREIT 2021-CRE5 Trust
Series 2021-A-CRE5, 5.42%, (1 Month USD LIBOR + 1.08%), 11/17/38 (a) (g)	1,127	1,075
Banc of America Alternative Loan Trust 2006-3
Series 2005-4A1-10, REMIC, 5.75%, 11/25/35	9	7
Banc of America Mortgage 2006-B Trust
Series 2006-4A2-B, REMIC, 3.62%, 11/20/36 (a)	1,775	1,430
Barings CLO Ltd 2018-I
Series 2018-A1-1A, 5.03%, (3 Month USD LIBOR + 0.95%), 04/15/31 (a)	1,100	1,080
Bear Stearns ALT-A Trust 2006-3
Series 2005-2A3-2, REMIC, 3.00%, 04/25/35 (a)	392	352
Bear Stearns Arm Trust 2005-6
Series 2005-2A2-3, REMIC, 3.94%, 06/25/35 (a)	390	355
Bear Stearns ARM Trust 2006-2
Series 2006-4A1-2, REMIC, 3.28%, 07/25/36 (a)	640	540
Bear Stearns Asset Backed Securities I Trust 2006-HE9
Series 2006-1A3-HE9, REMIC, 4.62%, (1 Month USD LIBOR + 0.23%), 11/25/36 (a) (g)	1,000	901
Benefit Street Partners CLO XVII Ltd
Series 2019-AR-17A, REMIC, 5.16%, (3 Month USD LIBOR + 1.08%), 07/15/32 (a)	800	782
British Airways Pass Through Trust 2020-1A
Series 2020-A-1A, 4.25%, 11/15/32	322	294
British Airways PLC
Series 2013-A-1, 4.63%, 06/20/24	297	290
Series 2021-A-1, 2.90%, 03/15/35	1,476	1,212
BRSP 2021-FL1, Ltd.
Series 2021-A-FL1, 5.49%, (1 Month USD LIBOR + 1.15%), 08/19/38 (a) (g)	700	675
Carlyle Global Market Strategies CLO 2013-1, Ltd
Series 2013-A1RR-1A, 5.60%, (3 Month USD LIBOR + 0.95%), 08/14/30 (a)	1,186	1,171
Carlyle US CLO 2017-1, Ltd.
Series 2017-A1R-1A, 5.24%, (3 Month USD LIBOR + 1.00%), 04/21/31 (a)	1,300	1,275
Catamaran CLO 2014-1 Ltd
Series 2014-A1AR-1A, 5.50%, (3 Month USD LIBOR + 1.26%), 04/22/30 (a) (b)	2,189	2,147

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
C-BASS 2007-CB1 Trust
Series 2007-AF4-CB1, REMIC, 3.20%, 01/25/37 (a) (g)	591	192
Centex LLC
Series 2004-MV1-D, REMIC, 5.32%, (1 Month USD LIBOR + 0.93%), 09/25/34 (a) (g)	22	20
CHL Mortgage Pass-Through Trust 2007-13
Series 2007-A2-13, REMIC, 6.00%, 08/25/37	567	301
Countrywide Home Loans, Inc.
Series 2004-1AF2-R2, REMIC, 4.81%, (1 Month USD LIBOR + 0.42%), 11/25/34 (a)	514	449
Crestline Denali CLO XV, Ltd.
Series 2017-AR-1A, 5.27%, (3 Month USD LIBOR + 1.03%), 04/22/30 (a)	1,264	1,246
Crown Communication Inc.
Series 2018-C-2, 4.24%, 07/15/28	100	91
CSWF Trust 2021-SOP2
Series 2021-A-SOP2, 5.28%, (1 Month USD LIBOR + 0.97%), 06/15/23 (a)	674	644
CWABS Asset-Backed Certificates Trust 2006-24
Series 2006-1A-24, REMIC, 4.53%, (1 Month USD LIBOR + 0.14%), 07/25/35 (a) (g)	58	50
CWABS Asset-Backed Certificates Trust 2007-12
Series 2007-1A1-12, REMIC, 5.13%, (1 Month USD LIBOR + 0.74%), 06/25/37 (a) (g)	590	569
CWABS, Inc.
Series 2004-M1-4, REMIC, 5.11%, (1 Month USD LIBOR + 0.72%), 07/25/34 (a) (g)	17	17
Series 2004-M1-5, REMIC, 5.24%, (1 Month USD LIBOR + 0.86%), 08/25/34 (a) (g)	4	4
Series 2005-1A-AB4, REMIC, 4.87%, (1 Month USD LIBOR + 0.48%), 03/25/36 (a) (g)	20	18
DBWF 2018-GLKS Mortgage Trust
Series 2018-A-GLKS, REMIC, 5.37%, (1 Month USD LIBOR + 1.03%), 12/19/25 (a)	1,900	1,843
DC Office Trust 2019-MTC
Series 2019-A-MTC, REMIC, 2.97%, 10/15/29	2,250	1,845
Delta Air Lines, Inc.
Series 2020-1, 2.00%, 06/10/28	851	732
DNA Alpha Limited
Series 2013-A-1, 5.25%, 05/30/23	32	31
Extended Stay America Trust 2021-ESH
Series 2021-A-ESH, REMIC, 5.40%, (1 Month USD LIBOR + 1.08%), 07/17/23 (a)	4,295	4,172
First Franklin Mortgage Loan Trust 2004-FF10 Asset-Backed Certificates, Series 2004-FF10
Series 2004-M3-FF8, REMIC, 5.81%, (1 Month USD LIBOR + 1.43%), 10/25/34 (a) (g)	617	595
GS Mortgage Securities Corp.
Series 2005-1A1-15, REMIC, 4.90%, (1 Month USD LIBOR + 0.51%), 01/25/36 (a) (g)	375	308
GSAMP Trust 2006-FM2
Series 2006-A1-FM2, REMIC, 4.67%, (1 Month USD LIBOR + 0.14%), 09/25/36 (a) (g)	2,729	1,014
GTP Acquisition Partners I, LLC
Series 2015-A-2, 3.48%, 06/16/25	300	280
HarborView Mortgage Loan Trust 2006-12
Series 2006-1A1A-12, REMIC, 4.75%, (1 Month USD LIBOR + 0.21%), 12/19/36 (a) (g)	404	338
HSI Asset Securitization Corporation
Series 2006-M1-OPT1, REMIC, 4.93%, (1 Month USD LIBOR + 0.54%), 12/25/35 (a) (g)	22	22
IndyMac MBS, Inc.
Series 2005-2A1A-AR12, REMIC, 4.87%, (1 Month USD LIBOR + 0.48%), 07/25/35 (a) (g)	283	254
J.P. Morgan Mortgage Acquisition Trust 2006-CW2
Series 2006-AF3-CW2, REMIC, 6.28%, 08/25/36 (g)	1,056	801
J.P. Morgan Mortgage Acquisition Trust 2006-NC2
Series 2006-M1-NC2, REMIC, 4.66%, (1 Month USD LIBOR + 0.27%), 07/25/36 (a) (g)	241	230
JetBlue Airways Corporation
Series 2019-AA-1, 2.75%, 05/15/32	260	212
Series 2020-1A-1, 4.00%, 11/15/32	2,520	2,206
LCCM 2021-FL2 Trust
Series 2021-A-FL2, 5.52%, (1 Month USD LIBOR + 1.20%), 12/15/38 (a) (g)	1,000	976
Long Beach Mortgage Loan Trust 2006-8
Series 2006-2A3-8, REMIC, 4.71%, (1 Month USD LIBOR + 0.32%), 09/25/36 (a) (g)	952	225
MASTR Asset Backed Securities Trust 2006-AM1
Series 2005-M1-NC1, REMIC, 5.11%, (1 Month USD LIBOR + 0.72%), 12/25/34 (a) (g)	746	673
Merrill Lynch Mortgage Capital Inc.
Series 2005-M1-WMC1, REMIC, 5.14%, (1 Month USD LIBOR + 0.75%), 09/25/35 (a) (g)	605	581
MF1 2022-FL8 Ltd.
Series 2022-A-FL8, 5.16%, (SOFR 30-Day Average + 1.35%), 02/20/37 (a)	1,000	958
Morgan Stanley Home Equity Loan Trust 2007-2
Series 2007-A1-2, REMIC, 4.49%, (1 Month USD LIBOR + 0.10%), 04/25/37 (a) (g)	9	5
MortgageIT Mortgage Loan Trust 2006-1
Series 2006-1A2-1, REMIC, 4.79%, (1 Month USD LIBOR + 0.40%), 04/25/36 (a) (g)	341	257
New Century Home Equity Loan T
Series 2005-M2-D, REMIC, 5.09%, (1 Month USD LIBOR + 0.71%), 02/25/36 (a) (g)	300	240
New Century Home Equity Loan Trust 2006-2
Series 2006-A2B-2, REMIC, 4.55%, (1 Month USD LIBOR + 0.16%), 08/25/36 (a) (g)	252	245
New Residential Mortgage Loan Trust 2018-3
Series 2018-A1-3A, REMIC, 4.50%, 05/25/58 (a)	468	437
Park Place Securities, Inc.
Series 2004-M2-WHQ1, REMIC, 5.38%, (1 Month USD LIBOR + 0.99%), 09/25/34 (a) (g)	2	2
RALI Series 2007-QS3 Trust
Series 2007-A2-QS3, REMIC, 6.00%, 02/25/37	37	28
Renaissance Home Equity Loan Trust 2007-3
Series 2007-AF3-3, REMIC, 7.24%, 09/25/37 (a) (g)	144	60
Residential Accredit Loans, Inc.
Series 2005-A10-QS17, REMIC, 6.00%, 12/25/35	32	27
Residential Asset Mortgage Products, Inc.
Series 2005-A2-EFC7, REMIC, 4.85%, (1 Month USD LIBOR + 0.46%), 12/25/35 (a) (g)	146	122
S-JETS 2017-1 Limited
Series 2017-A-1, 3.97%, 08/15/25 (g)	301	232
Spirit Airlines
Series 2015-A-1, 4.10%, 04/01/28	612	520
Structured Asset Securities Corporation
Series 2005-2A4-2, REMIC, 4.56%, 08/25/35 (a)	2	2
Tesco Property Finance 5 PLC
Series BN-5, 5.66%, 10/13/41, GBP (f)	575	639
United Airlines 2014-2 Pass-Through Trust
Series 2014-A-2, 3.75%, 09/03/26	61	55
United Airlines Pass Through Certificates, Series 2016-2
Series 2016-A-2, 3.10%, 10/07/28	368	290
United Airlines Pass Through Trust 2019-2AA
Series 2019-AA-2, REMIC, 2.70%, 05/01/32	4,069	3,269
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	896	857
Series 2014-A-1, 4.00%, 04/11/26	530	487
US Airways, Inc.
Series 2013-A-1, 3.95%, 11/15/25	399	362
Total Non-U.S. Government Agency Asset-Backed Securities (cost $64,385)		58,815
SENIOR FLOATING RATE INSTRUMENTS 2.1%
Consumer Discretionary 0.7%
Advantage Sales & Marketing, Inc.
2021 Term Loan, 8.28%, (3 Month USD LIBOR + 4.50%), 10/28/27 (a)	1,372	1,130
Carnival Corporation
EUR Term Loan B, 3.98%, (3 Month EURIBOR + 3.75%), 06/26/25, EUR (a)	978	1,003
Scientific Games Holdings LP
2022 USD Term Loan B, 7.10%, (3 Month Term SOFR + 3.50%), 02/03/29 (a)	1,600	1,523

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Setanta Aircraft Leasing Designated Activity Co.
Term Loan B, 5.67%, (3 Month USD LIBOR + 2.00%), 11/05/28 (a)	2,000	1,987
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 7.99%, (3 Month USD LIBOR + 3.75%), 09/16/27 (a)	600	611
		6,254
Financials 0.4%
Avolon TLB Borrower 1 (US) LLC
2021 Term Loan B5, 6.60%, (3 Month USD LIBOR + 2.25%), 12/01/27 (a)	979	975
Citadel Securities LP
2021 Term Loan B, 6.70%, (1 Month Term SOFR + 2.50%), 02/01/28 (a)	887	868
Delos Finance Sarl
2018 Term Loan B, 5.42%, (3 Month USD LIBOR + 1.75%), 10/06/23 (a)	210	210
FinCo I LLC
2020 Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 06/27/25 (a)	98	98
Qatar National Bank (Q.P.S.C.)
Term Loan, 5.56%, (3 Month USD LIBOR + 0.80%), 10/09/23 (a) (j)	1,300	1,290
Trans Union, LLC
2021 Term Loan B6, 6.32%, (1 Month USD LIBOR + 1.75%), 11/16/28 (a)	637	630
		4,071
Communication Services 0.3%
Cablevision Lightpath LLC
Term Loan B, 7.57%, (1 Month USD LIBOR + 3.25%), 09/15/27 (a)	1,078	1,029
Charter Communications Operating, LLC
2019 Term Loan B2, 5.51%, (1 Month USD LIBOR + 1.75%), 02/01/27 (a)	1,040	1,014
Diamond Sports Group, LLC
2022 First Priority Term Loan, 12.32%, (SOFR + 8.10%), 05/19/26 (a)	124	117
E.W. Scripps Company (The)
2019 Term Loan B2, 6.63%, (1 Month USD LIBOR + 2.56%), 05/01/26 (a)	97	95
2020 Term Loan B3, 6.82%, (1 Month USD LIBOR + 2.75%), 12/15/27 (a)	349	339
		2,594
Information Technology 0.3%
Ivanti Software, Inc.
2021 Term Loan B, 9.01%, (3 Month USD LIBOR + 4.25%), 11/20/27 (a)	990	780
MH Sub I, LLC
2017 1st Lien Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 08/09/24 (a)	950	922
Tibco Software Inc.
Term Loan, 8.15%, (3 Month Term SOFR + 4.50%), 03/30/29 (a)	700	624
		2,326
Health Care 0.2%
Catalent Pharma Solutions Inc.
2021 Term Loan B3, 6.37%, (1 Month USD LIBOR + 2.00%), 05/18/26 (a)	296	291
Parexel International Corporation
2021 1st Lien Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 08/10/28 (a)	398	383
RegionalCare Hospital Partners Holdings, Inc.
2018 Term Loan B, 8.16%, (3 Month USD LIBOR + 3.75%), 11/09/25 (a)	1,644	1,546
		2,220
Industrials 0.2%
Foundation Building Materials Holding Company LLC
2021 Term Loan, 7.32%, (3 Month USD LIBOR + 3.25%), 02/03/28 (a)	3	2
2021 Term Loan, 7.66%, (3 Month USD LIBOR + 3.25%), 02/03/28 (a)	980	925
Standard Industries Inc.
2021 Term Loan B, 6.42%, (3 Month USD LIBOR + 2.25%), 08/05/28 (a)	1,071	1,057
		1,984
Total Senior Floating Rate Instruments (cost $20,383)		19,449
PREFERRED STOCKS 0.2%
Financials 0.2%
CoBank, ACB, 6.20%, (100, 1/1/2025) (e)	3	287
Morgan Stanley, 6.50%, (25, 10/15/2027) (d) (e)	35	874
Wells Fargo & Company, 4.25%, (25, 9/15/2026) (d) (e)	65	1,072
Total Preferred Stocks (cost $2,793)		2,233
COMMON STOCKS 0.0%
Financials 0.0%
Stearns Holdings, LLC (h) (j)	35	—
Total Common Stocks (cost $166)		—
SHORT TERM INVESTMENTS 2.1%
Discount Notes 1.0%
FHLBanks Office of Finance
4.16%, 02/03/23	9,800	9,765
U.S. Treasury Bill 0.6%
Treasury, United States Department of
4.35%, 03/23/23 (n)	1,100	1,090
4.40%, 03/30/23	4,300	4,256
		5,346
Treasury Securities 0.3%
Magyar Nemzeti Bank
18.11%, 01/03/23, HUF	927,000	2,484
Investment Companies 0.1%
J.P. Morgan U.S. Government Money Market Fund, 4.11% (p)	1,250	1,250
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (p) (q)	611	611
Total Short Term Investments (cost $19,388)		19,456
Total Investments 106.1% (cost $1,131,038)		988,140
Other Derivative Instruments (0.0)%		(437)
Other Assets and Liabilities, Net (6.1)%		(56,319)
Total Net Assets 100.0%		931,384

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $185,172 and 19.9% of the Fund.

(c) Convertible security.

(d) All or a portion of the security was on loan as of December 31, 2022.

(e) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(f) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(g) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(h) Non-income producing security.

(i) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

or dividend date. The aggregate value of these securities represented 0.7% of the Fund’s net assets.

(j) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(k) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(l) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(m) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(n) All or a portion of the security is pledged or segregated as collateral.

(o) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $71,235.

(p) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

(q) Investment in affiliate.

Summary of Investments by Country^	Total Long Term Investments
United States of America	75.8%
United Kingdom	4.2
Japan	2.8
Switzerland	1.5
Netherlands	1.5
Canada	1.4
South Africa	1.3
Hong Kong	1.1
Ireland	1.0
Germany	1.0
Spain	0.9
France	0.8
Australia	0.7
Russian Federation	0.6
Macau	0.5
Bermuda	0.5
China	0.5
Saudi Arabia	0.4
Peru	0.4
Norway	0.4
Denmark	0.4
India	0.3
Qatar	0.3
Luxembourg	0.3
Cayman Islands	0.3
Italy	0.2
Virgin Islands (British)	0.2
Austria	0.2
Singapore	0.2
Brazil	0.1
Belgium	0.1
Romania	0.1
Argentina	—
Ukraine	—
Guernsey	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/PIMCO Investment Grade Credit Bond Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Bank of Ireland Group Public Limited Company, 6.00% (callable at 100, 09/01/25)	12/08/20	890	695	0.1
Cabinet of Ministers of Ukraine, 0.00%, 09/01/24	11/05/19	300	74	—
Commonwealth of Australia, 1.00%, 11/21/31	03/10/21	2,860	2,085	0.2
Credit Suisse Group AG, 6.50%, 08/08/23	03/19/15	304	290	—
Erste Group Bank AG, 4.25% (callable at 100, 10/15/27)	01/27/21	2,491	1,690	0.2
Gaz Capital S.A., 0.00%, 11/17/23	03/25/19	458	304	—
Gaz Capital S.A., 0.00%, 01/24/24	02/28/19	1,828	1,199	0.1
Gaz Capital S.A., 0.00%, 11/22/24	03/13/19	226	150	—
Gaz Capital S.A., 0.00%, 03/23/27	09/18/18	391	280	—
Gaz Finance PLC, 0.00%, 06/29/27	11/23/20	1,517	1,050	0.1
Gaz Finance PLC, 0.00%, 01/27/29	01/20/21	1,800	1,260	0.1
Goodman HK Finance, 4.38%, 06/19/24	06/25/20	308	294	—
Greene King Finance PLC, 5.32%, 09/15/31	04/02/19	502	383	0.1
Joint Stock Company Alrosa (Public Joint Stock Company), 0.00%, 04/09/24	04/02/19	900	—	—
Kaisa Group Holdings Ltd., 0.00%, 07/23/23	02/25/21	2,047	270	—
Kaisa Group Holdings Ltd., 0.00%, 09/28/23	02/04/21	2,616	364	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Investment Grade Credit Bond Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Kaisa Group Holdings Ltd., 0.00%, 11/12/23	11/09/20	823	112	—
Kaisa Group Holdings Ltd., 0.00%, 06/30/24	12/03/20	785	112	—
Kaisa Group Holdings Ltd., 0.00%, 04/09/49	11/25/20	303	42	—
Kaisa Group Holdings Ltd., 0.00%, 06/30/49	02/12/20	802	112	—
KWG Group Holdings Limited, 5.88%, 11/10/24	12/10/20	202	86	—
Ministry of Finance of the Russian Federation, 0.00%, 06/24/28	04/04/22	87	158	—
Ministry of Finance of the Russian Federation, 0.00%, 04/04/42	03/16/22	58	126	—
Ministry of Finance of the Russian Federation, 0.00%, 04/04/42	03/23/22	393	756	0.1
Netflix, Inc., 3.88%, 11/15/29	04/24/19	1,877	1,385	0.2
Nykredit Realkredit A/S, 1.00%, 10/01/50	11/10/21	14	10	—
Nykredit Realkredit A/S, 1.50%, 10/01/53	10/13/21	2,044	1,475	0.2
Nykredit Realkredit A/S, 1.50%, 10/01/53	10/13/21	420	293	—
Odebrecht Offshore Drilling Finance Ltd., 7.72%, 12/01/26	01/10/17	128	48	—
Phosagro Bond Funding Designated Activity Company, 3.05%, 01/23/25	01/15/20	600	324	—
Rio Oil Finance Trust, 9.25%, 07/06/24	07/26/16	150	155	—
SB Capital S.A., 0.00%, 05/23/23	09/19/19	615	—	—
SB Capital S.A., 0.00%, 10/29/49	11/23/20	5,165	—	—
Stichting AK Rabobank Certificaten II, 6.50%	01/17/17	766	647	0.1
Sunac China Holdings Limited, 0.00%, 07/09/23	10/19/20	1,399	294	—
Sunac China Holdings Limited, 0.00%, 08/03/24	12/03/20	407	84	—
Sunny Optical Technology (Group) Company Limited, 3.75%, 01/23/23	12/09/19	1,401	1,398	0.2
Tencent Holdings Limited, 3.98%, 04/11/29	10/14/20	997	830	0.1
Tencent Holdings Limited, 2.39%, 06/03/30	09/29/20	915	733	0.1
Tesco Property Finance 5 PLC, Series BN-5, 5.66%, 10/13/41	01/31/17	708	639	0.1
Wynn Macau, Limited, 5.50%, 10/01/27	01/20/21	613	519	0.1
Yango Justice International Limited, 0.00%, 04/15/23	11/05/21	119	12	—
Yango Justice International Limited, 0.00%, 04/15/24	12/10/20	203	5	—
		41,432	20,743	2.2

JNL/PIMCO Investment Grade Credit Bond Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
3M SOFR Index	96	June 2023		22,821	(6)	(1)
3M SOFR Index	96	March 2024		22,868	(11)	45
Euro Bund	8	March 2023	EUR	1,132	(5)	(73)
					(22)	(29)
Short Contracts
United States 2 Year Note	(39)	April 2023		(7,987)	6	(11)

JNL/PIMCO Investment Grade Credit Bond Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Paying	5.35	(M)	06/13/23	MXN	59,200	1	(72)
28-Day MEXIBOR (M)	Paying	5.40	(M)	03/05/26	MXN	171,900	(18)	(842)
6M BUBOR (S)	Paying	1.00	(A)	09/19/23	HUF	297,000	(1)	(86)
6M BUBOR (S)	Paying	1.25	(A)	09/19/23	HUF	906,900	(3)	(278)
6M EURIBOR (S)	Receiving	1.75	(A)	03/15/33	EUR	10,500	51	87
6M EURIBOR (S)	Receiving	1.50	(A)	03/15/53	EUR	400	4	8
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	0.00	(A)	09/15/24	JPY	127,500	—	4
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	0.30	(S)	03/20/28	JPY	146,700	2	51
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	0.45	(S)	03/20/29	JPY	132,800	3	61
BRAZIBOR (A)	Paying	12.98	(A)	01/04/27	BRL	46,700	12	99
BRAZIBOR (A)	Paying	11.22	(A)	01/04/27	BRL	50,400	12	(371)
Sterling Overnight Index Average Rate (A)	Receiving	2.00	(A)	03/15/33	GBP	2,700	1	(116)
U.S. SOFR (A)	Receiving	1.75	(A)	06/15/27		900	1	16
							65	(1,439)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Investment Grade Credit Bond Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
Newell Brands Inc. (Q)	N/A	1.00	06/20/23	1,300	(3)	—	6

Credit default swap agreements - sell protection
American International Group, Inc. (Q)	0.79	1.00	12/20/26	(1,000)	8	—	(14)
AT&T Inc. (Q)	0.67	1.00	06/20/23	(1,200)	2	—	1
AT&T Inc. (Q)	0.90	1.00	06/20/24	(4,000)	6	—	5
AT&T Inc. (Q)	0.92	1.00	12/20/24	(5,500)	9	(1)	(60)
AT&T Inc. (Q)	0.97	1.00	12/20/25	(2,600)	2	—	(30)
AT&T Inc. (Q)	1.00	1.00	06/20/26	(2,600)	—	(1)	(39)
AT&T Inc. (Q)	1.02	1.00	12/20/26	(800)	(1)	—	(10)
Atlantia S.p.A. (Q)	1.87	1.00	12/20/25	(1,400)	(36)	—	26
Barclays Bank PLC (Q)	0.75	1.00	12/20/23	(4,100)	11	—	6
British Telecommunications Public Limited Company (Q)	0.69	1.00	12/20/24	(700)	4	—	—
British Telecommunications Public Limited Company (Q)	0.95	1.00	12/20/25	(500)	1	—	(3)
British Telecommunications Public Limited Company (Q)	1.52	1.00	12/20/27	(300)	(8)	—	(5)
EADS Finance (Q)	0.79	1.00	12/20/25	(300)	2	—	(3)
Ford Motor Company (Q)	1.60	5.00	06/20/23	(700)	11	—	(26)
Ford Motor Company (Q)	2.65	5.00	12/20/24	(1,500)	65	—	(108)
General Electric Company (Q)	0.52	1.00	06/20/24	(300)	2	—	7
General Electric Company (Q)	0.80	1.00	06/20/26	(1,000)	6	(1)	(2)
General Motors Company (Q)	1.96	5.00	12/20/26	(900)	96	—	(70)
Hess Corporation (Q)	1.12	1.00	12/20/26	(1,800)	(8)	1	16
MetLife, Inc. (Q)	0.37	1.00	12/20/24	(500)	6	—	(7)
Prudential Financial, Inc. (Q)	0.38	1.00	12/20/24	(800)	9	—	(11)
Rolls-Royce Group PLC (Q)	2.04	1.00	12/20/24	(2,500)	(52)	(1)	350
Rolls-Royce Group PLC (Q)	2.04	1.00	12/20/24	(2,700)	(57)	(1)	377
Rolls-Royce Group PLC (Q)	2.78	1.00	12/20/25	(750)	(39)	—	40
Tesco PLC (Q)	0.72	1.00	12/20/24	(800)	5	—	(12)
Tesco PLC (Q)	1.35	1.00	12/20/27	(4,600)	(77)	—	(78)
The Boeing Company (Q)	0.85	1.00	12/20/23	(2,000)	3	—	15
The Boeing Company (Q)	1.16	1.00	06/20/25	(500)	(2)	—	5
The Boeing Company (Q)	1.36	1.00	06/20/27	(3,000)	(42)	—	63
Verizon Communications Inc. (Q)	1.01	1.00	12/20/26	(1,400)	—	—	(33)
Vodafone Group Public Limited Company (Q)	0.26	1.00	06/20/23	(400)	1	—	(6)
Vodafone Group Public Limited Company (Q)	0.41	1.00	06/20/24	(800)	7	(1)	(9)
					(66)	(5)	385

JNL/PIMCO Investment Grade Credit Bond Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts[1]		Value ($)
Credit Default Swaptions
ITRAXX.EUR.37, 06/20/27	GSC	Put	3.00	03/15/23	EUR	2,000,000	—

JNL/PIMCO Investment Grade Credit Bond Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	CIT	01/04/23	BRL	5,815	1,101	(7)
BRL/USD	GSC	04/04/23	BRL	5,815	1,082	10
CHF/USD	MSC	02/16/23	CHF	2,443	2,655	24
CLP/USD	GSC	03/15/23	CLP	2,067,386	2,414	144
COP/USD	CIT	03/15/23	COP	6,522,900	1,327	23
EUR/USD	GSC	01/10/23	EUR	495	530	3
HUF/USD	DUB	01/13/23	HUF	1,879	5	1
IDR/USD	UBS	02/14/23	IDR	6,500,982	417	8
IDR/USD	BNP	02/23/23	IDR	2,410,147	155	1
IDR/USD	JPM	02/23/23	IDR	4,162,858	267	3
IDR/USD	SCB	02/23/23	IDR	4,380,259	281	3
IDR/USD	BOA	03/14/23	IDR	1,876,503	120	—
IDR/USD	MSC	03/14/23	IDR	2,632,172	169	1
MXN/USD	BNP	03/21/23	MXN	126,485	6,399	124
MXN/USD	CIT	03/21/23	MXN	2,042	103	1
MXN/USD	GSC	03/21/23	MXN	2,130	108	1
MXN/USD	CIT	05/09/23	MXN	2,737	137	2
NOK/USD	BOA	02/16/23	NOK	26,385	2,698	30
USD/BRL	GSC	01/04/23	BRL	(5,815)	(1,101)	(10)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Investment Grade Credit Bond Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/CAD	BOA	02/16/23	CAD	(7,201)	(5,320)	114
USD/CHF	MSC	02/16/23	CHF	(222)	(241)	(4)
USD/DKK	BNP	01/10/23	DKK	(12,000)	(1,728)	(51)
USD/EUR	GSC	01/10/23	EUR	(11,656)	(12,483)	(279)
USD/GBP	BNP	01/10/23	GBP	(1,862)	(2,251)	18
USD/HUF	BNP	01/03/23	HUF	(923,734)	(2,476)	(64)
USD/HUF	DUB	01/13/23	HUF	(12,480)	(33)	(6)
USD/MXN	JPM	02/21/23	MXN	(110,274)	(5,607)	(228)
USD/MXN	GSC	03/21/23	MXN	(26,193)	(1,325)	(51)
USD/NOK	MSC	02/16/23	NOK	(2,955)	(302)	—
USD/PEN	CIT	02/10/23	PEN	(16,000)	(4,197)	(139)
USD/ZAR	MSC	01/09/23	ZAR	(901)	(53)	(4)
USD/ZAR	UBS	01/18/23	ZAR	(12,595)	(740)	(37)
USD/ZAR	GSC	01/20/23	ZAR	(24,611)	(1,446)	(69)
USD/ZAR	BNP	02/13/23	ZAR	(12,569)	(737)	(37)
USD/ZAR	DUB	02/13/23	ZAR	(24,742)	(1,451)	31
USD/ZAR	BOA	02/17/23	ZAR	(24,092)	(1,412)	(68)
USD/ZAR	BOA	03/13/23	ZAR	(29,962)	(1,753)	(56)
USD/ZAR	MSC	03/27/23	ZAR	(1,156)	(68)	(5)
USD/ZAR	SCB	04/13/23	ZAR	(23,734)	(1,385)	(95)
USD/ZAR	GSC	05/12/23	ZAR	(43,484)	(2,532)	70
USD/ZAR	UBS	09/12/23	ZAR	(33,011)	(1,903)	(20)
ZAR/USD	BOA	01/09/23	ZAR	901	53	2
ZAR/USD	GSC	01/18/23	ZAR	11,482	675	15
ZAR/USD	CIT	01/25/23	ZAR	5,507	323	9
ZAR/USD	UBS	03/27/23	ZAR	1,156	68	3
					(29,457)	(589)

JNL/PIMCO Investment Grade Credit Bond Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
Alibaba Group Holding Limited (Q)	BNP	0.77	1.00	12/20/24	(300)	1	4	(3)
Alibaba Group Holding Limited (Q)	BCL	0.77	1.00	12/20/24	(200)	1	3	(2)
Presidencia Da Republica Federativa Do Brasil (Q)	CIT	1.17	1.00	12/20/24	(600)	(1)	(10)	9
Presidencia Da Republica Federativa Do Brasil (Q)	GSC	1.17	1.00	12/20/24	(500)	(2)	(8)	6
CDX.NA.HY.31.V15 (Q)	BNP	0.63	5.00	12/20/23	(100)	5	12	(7)
CDX.NA.HY.31.V15 (Q)	CIT	0.63	5.00	12/20/23	(200)	9	21	(12)
CDX.NA.HY.31.V15 (Q)	GSC	0.63	5.00	12/20/23	(500)	21	59	(38)
CDX.NA.HY.31.V15 (Q)	JPM	0.63	5.00	12/20/23	(400)	17	45	(28)
CDX.NA.HY.31.V15 (Q)	MSC	0.63	5.00	12/20/23	(100)	4	12	(8)
MCDX.NA.24 (Q)	MSC	0.00	1.00	06/20/25	(150)	2	(5)	7
CMBX.NA.AAA.10 (M)	GSC	0.00	0.50	11/17/59	(100)	—	(3)	3
CMBX.NA.AAA.10 (M)	MSC	0.00	0.50	11/17/59	(100)	—	(3)	3
CMBX.NA.AAA.10 (M)	UBS	0.00	0.50	11/17/59	(100)	—	(3)	3
CMBX.NA.AAA.9 (M)	GSC	0.00	0.50	09/17/58	(3,974)	(1)	(160)	159
CMBX.NA.AAA.9 (M)	MSC	0.00	0.50	09/17/58	(497)	(1)	(19)	18
The Republic of Indonesia, The Government of (Q)	GSC	0.25	1.00	06/20/23	(300)	1	(4)	5
Segretariato Generale Della Presidenza Della Repubblica (Q)	BOA	0.59	1.00	06/20/24	(400)	3	(8)	11
Segretariato Generale Della Presidenza Della Repubblica (Q)	BCL	0.67	1.00	12/20/24	(800)	5	2	3
Segretariato Generale Della Presidenza Della Repubblica (Q)	BCL	0.59	1.00	06/20/24	(400)	2	(9)	11
Segretariato Generale Della Presidenza Della Repubblica (Q)	BOA	1.27	1.00	06/20/25	(6,000)	29	(96)	125
Gobierno Federal de los Estados Unidos Mexicanos (Q)	BNP	0.48	1.00	12/20/23	(300)	2	(6)	8
Gobierno Federal de los Estados Unidos Mexicanos (Q)	BNP	0.59	1.00	06/20/24	(200)	1	(3)	4
Gobierno Federal de los Estados Unidos Mexicanos (Q)	BCL	0.34	1.00	06/20/23	(800)	3	(8)	11
Gobierno Federal de los Estados Unidos Mexicanos (Q)	CIT	0.59	1.00	06/20/24	(100)	—	(2)	2
Gobierno Federal de los Estados Unidos Mexicanos (Q)	GSC	0.34	1.00	06/20/23	(1,300)	5	(12)	17
Gobierno Federal de los Estados Unidos Mexicanos (Q)	GSC	0.64	1.00	12/20/24	(100)	1	(1)	2
Gobierno Federal de los Estados Unidos Mexicanos (Q)	JPM	0.59	1.00	06/20/24	(100)	—	(2)	2
Gobierno Federal de los Estados Unidos Mexicanos (Q)	MSC	1.50	1.00	12/20/25	(300)	2	(4)	6
Gobierno Federal de los Estados Unidos Mexicanos (Q)	MSC	0.64	1.00	12/20/24	(500)	4	(3)	7
PT Pertamina (Persero) (Q)	BCL	0.46	1.00	12/20/24	(400)	4	(4)	8
South Africa, Parliament of (Q)	BCL	1.30	1.00	12/20/24	(800)	(4)	(30)	26

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Investment Grade Credit Bond Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
South Africa, Parliament of (Q)	GSC	1.30	1.00	12/20/24	(1,000)	(5)	(40)	35
					(21,621)	108	(285)	393

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PIMCO Investment Grade Credit Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	632,431	—	632,431
Government And Agency Obligations	—	255,756	—	255,756
Non-U.S. Government Agency Asset-Backed Securities	—	58,815	—	58,815
Senior Floating Rate Instruments	—	18,159	1,290	19,449
Preferred Stocks	2,233	—	—	2,233
Common Stocks	—	—	—	—
Short Term Investments	1,861	17,595	—	19,456
	4,094	982,756	1,290	988,140
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	45	—	—	45
Centrally Cleared Interest Rate Swap Agreements	—	326	—	326
Centrally Cleared Credit Default Swap Agreements	—	917	—	917
Open Forward Foreign Currency Contracts	—	641	—	641
OTC Credit Default Swap Agreements	—	491	—	491
	45	2,375	—	2,420
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(85)	—	—	(85)
Centrally Cleared Interest Rate Swap Agreements	—	(1,765)	—	(1,765)
Centrally Cleared Credit Default Swap Agreements	—	(526)	—	(526)
OTC Written Options	—	—	—	—
Open Forward Foreign Currency Contracts	—	(1,230)	—	(1,230)
OTC Credit Default Swap Agreements	—	(98)	—	(98)
	(85)	(3,619)	—	(3,704)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/PIMCO Real Return Fund
GOVERNMENT AND AGENCY OBLIGATIONS 96.4%
U.S. Treasury Inflation Indexed Securities 81.6%
Treasury, United States Department of
0.63%, 04/15/23 - 02/15/43 (a)	67,202	63,489
0.38%, 07/15/23 (a)	25,389	25,079
0.63%, 01/15/24 (a) (b)	1,277	1,250
0.50%, 04/15/24 (a) (b)	3,190	3,104
0.13%, 07/15/24 - 02/15/52 (a)	150,768	128,840
0.25%, 01/15/25 - 07/15/29 (a) (c)	78,657	73,311
2.38%, 01/15/25 (a) (c)	37,707	37,748
0.38%, 07/15/25 - 01/15/27 (a) (b)	28,169	26,706
2.00%, 01/15/26 (a)	22,775	22,743
0.13%, 07/15/26 - 01/15/32 (a) (c)	372,720	336,708
2.38%, 01/15/27 (a) (b)	384	391
0.38%, 07/15/27 (a) (c)	59,086	55,679
1.63%, 10/15/27 (a)	11,871	11,854
0.50%, 01/15/28 (a) (c)	69,472	65,314
1.75%, 01/15/28 (a)	15,769	15,756
3.63%, 04/15/28 (a) (c)	37,980	41,375
0.75%, 07/15/28 (a) (c)	65,202	62,064
0.88%, 01/15/29 (a) (c)	36,475	34,708
2.50%, 01/15/29 (a)	22,898	23,825
3.88%, 04/15/29 (a)	13,330	14,939
0.63%, 07/15/32 (a) (c)	22,873	20,925
2.13%, 02/15/40 - 02/15/41 (a)	30,959	32,495
0.75%, 02/15/42 - 02/15/45 (a)	66,399	54,121
1.38%, 02/15/44 (a) (c)	42,389	38,925
1.00%, 02/15/46 (a)	33,393	28,086
0.88%, 02/15/47 (a)	18,447	14,965
1.00%, 02/15/48 - 02/15/49 (a) (b)	11,828	9,825
0.25%, 02/15/50 (a) (b)	14,721	9,838
		1,254,063
Treasury Inflation Indexed Securities 9.6%
Cabinet Office, Government of Japan
0.10%, 03/10/28 - 03/10/29, JPY (a)	3,399,730	26,842
0.01%, 03/10/31, JPY (a)	250,536	1,978
Commonwealth of Australia
3.00%, 09/20/25, AUD (d) (e)	8,920	8,830
Gouvernement De France
0.25%, 07/25/24, EUR (a) (e)	4,409	4,751
0.10%, 03/01/26, EUR (a) (e)	12,064	12,759
0.10%, 07/25/31 - 07/25/38, EUR (a)	7,950	7,739
Government of Canada
4.25%, 12/01/26, CAD (a)	6,658	5,424
HM Treasury
0.13%, 03/22/24 - 08/10/41, GBP (a) (e)	15,392	18,463
1.25%, 11/22/27, GBP (a) (e)	3,616	4,618
New Zealand Parliament
2.00%, 09/20/25, NZD (d)	10,600	8,305
3.00%, 09/20/30, NZD (d)	2,500	2,046
Segretariato Generale Della Presidenza Della Repubblica
1.40%, 05/26/25, EUR (d)	38,300	41,802
0.40%, 05/15/30, EUR (a) (e)	3,384	3,160
		146,717
Mortgage-Backed Securities 4.6%
Federal Home Loan Mortgage Corporation
4.13%, (6 Month USD LIBOR + 1.78%), 07/01/36 (f)	69	70
3.76%, (1 Year USD LIBOR + 1.51%), 09/01/36 (f)	25	25
3.93%, (1 Year USD LIBOR + 1.69%), 10/01/36 (f)	31	31
Federal National Mortgage Association, Inc.
3.52%, (1 Year USD LIBOR + 1.27%), 11/01/35 (f)	12	12
2.32%, (1 Year USD LIBOR + 1.82%), 03/01/36 (f)	27	27
TBA, 3.00%, 02/15/53 (c)	5,800	5,099
TBA, 4.00%, 02/15/53 (c)	1,100	1,033
TBA, 4.50%, 02/15/53 (c)	50,200	48,388
TBA, 5.00%, 02/15/53 (c)	16,400	16,167
		70,852
Collateralized Mortgage Obligations 0.5%
Federal Home Loan Mortgage Corporation
Series F1-278, 4.77%, (1 Month USD LIBOR + 0.45%), 09/15/42 (f)	1,197	1,179
Series WF-4779, REMIC, 4.47%, (1 Month USD LIBOR + 0.35%), 07/15/44 (f)	932	919
Series T-1A1-62, REMIC, 3.25%, (12 Month Treasury Average + 1.20%), 10/25/44 (f)	110	109
Series T-1A1-63, REMIC, 3.25%, (12 Month Treasury Average + 1.20%), 02/25/45 (f)	83	81
Federal National Mortgage Association, Inc.
Series 2007-A1-73, REMIC, 4.45%, (1 Month USD LIBOR + 0.06%), 07/25/37 (f)	27	27
Government National Mortgage Association
Series 2017-FB-H10, REMIC, 1.97%, (1 Year USD LIBOR + 0.75%), 04/20/67 (f)	1,405	1,377
Series 2018-FG-H15, REMIC, 3.86%, (1 Year USD LIBOR + 0.15%), 08/20/68 (f)	1,714	1,646
Series 2022-F-H22, REMIC, 4.73%, (SOFR 30-Day Average + 0.90%), 10/20/72 (f)	2,306	2,292
		7,630
Sovereign 0.1%
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
5.94%, 02/12/29, PEN (g)	1,300	314
Gobierno Federal de los Estados Unidos Mexicanos
7.75%, 05/29/31, MXN	3,891	187
Ministry of Diwan Amiri Affairs
3.88%, 04/23/23 (g)	1,000	996
		1,497
Asset-Backed Securities 0.0%
U.S. Small Business Administration
5.29%, 12/01/27	86	85
Total Government And Agency Obligations (cost $1,595,528)		1,480,844
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.9%
522 Funding CLO 2018-3(A), Ltd.
Series 2018-AR-3A, 5.28%, (3 Month USD LIBOR + 1.04%), 10/20/31 (f)	700	685
ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP1
Series 2007-A2B-ASP1, REMIC, 4.79%, (1 Month USD LIBOR + 0.20%), 03/25/37 (f) (h)	349	169
Adagio V CLO Designated Activity Company
Series V-ARR-A, 2.10%, (3 Month EURIBOR + 0.72%), 10/15/31, EUR (f) (g)	1,000	1,040
AerCap Ireland Capital Designated Activity Company
Series ARRE-3A, 2.13%, (3 Month EURIBOR + 0.75%), 04/15/32, EUR (f) (g)	598	622
Allegro CLO IX Ltd
Series 2018-A-3A, 0.00%, 10/16/31 (i)	600	589
Alternative Loan Trust 2005-43
Series 2005-A4-29CB, REMIC, 5.00%, 07/25/35	79	46
Alternative Loan Trust 2006-HY11
Series 2006-A1-HY11, REMIC, 4.63%, (1 Month USD LIBOR + 0.24%), 06/25/36 (f) (h)	308	280
Alternative Loan Trust 2007-1T1
Series 2007-1A1-1T1, REMIC, 6.00%, 03/25/37	2,187	846
Alternative Loan Trust 2007-4CB
Series 2007-1A35-4CB, REMIC, 6.00%, 04/25/37	248	210
AMMC CLO XII, Limited
Series 2013-AR2-12A, 5.54%, (3 Month USD LIBOR + 0.95%), 11/11/30 (f)	800	789
Anchorage Capital CLO 11 Ltd
Series 2019-AR-11A, 3.90%, (3 Month USD LIBOR + 1.14%), 07/22/32 (f)	1,200	1,173
Apidos CLO XXVI
Series 2017-A1AR-26A, 5.09%, (3 Month USD LIBOR + 0.90%), 07/18/29 (f)	1,400	1,384
Apidos CLO XXVII
Series 2017-A1R-27A, 5.01%, (3 Month USD LIBOR + 0.93%), 07/17/30 (f)	1,400	1,381

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Arbor Realty Collateralized Loan Obligation Ltd
Series 2022-A-FL1, 5.26%, (SOFR 30-Day Average + 1.45%), 01/16/37 (f)	1,300	1,258
Ares European CLO VI Designated Activity Company
Series 2013-ARR-6A, 1.99%, (3 Month EURIBOR + 0.61%), 04/15/30, EUR (f) (g)	593	616
Ares XL CLO, Ltd.
Series 2016-A1RR-40A, 4.95%, (3 Month USD LIBOR + 0.87%), 01/16/29 (f)	3,636	3,590
Armada Euro Clo III Designated Activity Company
Series A1R-3A, 2.10%, (3 Month EURIBOR + 0.72%), 07/15/31, EUR (f) (g)	2,500	2,590
Atlas Senior Loan Fund Ltd
Series 2017-A-8A, 5.38%, (3 Month USD LIBOR + 1.15%), 01/16/30 (f)	1,238	1,220
Banc of America Mortgage Securities, Inc.
Series 2005-2A1-E, REMIC, 3.31%, 06/25/35 (f)	15	13
Barings CLO Ltd 2016-II
Series 2016-AR2-2A, 5.31%, (3 Month USD LIBOR + 1.07%), 01/20/32 (f)	800	785
Bastille Euro CLO 2020-3 Designated Activity Company
Series 2020-A-3A, 2.53%, (3 Month EURIBOR + 1.15%), 01/15/34, EUR (f) (g)	500	516
BCAP LLC Trust 2011-RR5
Series 2011-12A1-RR5, REMIC, 4.61%, 03/26/37 (f)	231	221
BDS 2022-FL11 LLC
Series 2022-ATS-FL11, 6.12%, (1 Month Term SOFR + 1.80%), 03/21/39 (f)	1,600	1,532
Bear Stearns ALT-A Trust 2006-3
Series 2005-24A1-10, REMIC, 3.60%, 01/25/36 (f)	135	124
Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-4
Series 2006-21A1-4, REMIC, 3.38%, 08/25/36 (f)	95	64
Bear Stearns ARM Trust 2004-1
Series 2003-3A2-3, REMIC, 3.33%, 05/25/33 (f)	8	8
Series 2003-2A1-9, REMIC, 4.09%, 02/25/34 (f)	39	36
Series 2004-22A1-9, REMIC, 4.11%, 11/25/34 (f)	34	32
Series 2004-22A1-10, REMIC, 4.96%, 01/25/35 (f)	30	25
Bear Stearns Arm Trust 2005-6
Series 2005-2A1-1, REMIC, 3.37%, 03/25/35 (f)	87	78
Bear Stearns Asset Backed Securities I Trust 2007-HE7
Series 2007-1A1-HE7, REMIC, 5.39%, (1 Month USD LIBOR + 1.00%), 08/25/37 (f)	12	12
Bear Stearns Structured Products Inc. Trust 2007-R6
Series 2007-2A1-R6, REMIC, 5.22%, 12/26/46 (f)	226	160
Benefit Street Partners Clo XII Ltd
Series 2017-A1R-12A, 5.03%, (3 Month USD LIBOR + 0.95%), 10/15/30 (f)	800	790
Birch Grove CLO Ltd
Series AR-19A, 5.90%, (3 Month USD LIBOR + 1.13%), 06/16/31 (f)	700	685
Black Diamond CLO 2015-1 Designated Activity Company
Series 2015-A1R-1A, 1.81%, (3 Month EURIBOR + 0.65%), 10/03/29, EUR (f) (g)	47	50
Series 2015-A2R-1A, 4.79%, (3 Month USD LIBOR + 1.05%), 10/03/29 (f) (g)	31	30
Black Diamond CLO 2019-1 Designated Activity Company
Series 2019-A1R-1A, 2.78%, (3 Month EURIBOR + 0.98%), 05/15/32, EUR (f) (g)	400	416
Blackrock European CLO IV Designated Activity Company
Series A-4A, 2.23%, (3 Month EURIBOR + 0.85%), 07/15/30, EUR (f) (g)	998	1,045
BlueMountain CLO XXII Ltd
Series 2018-A1-22A, 5.16%, (3 Month USD LIBOR + 1.08%), 07/15/31 (f)	1,100	1,080
BlueMountain EUR CLO 2016-1 DAC
Series 2016-AR-1A, 2.33%, (3 Month EURIBOR + 0.79%), 04/28/32, EUR (f) (g)	899	937
Capital Four US CLO II Ltd
Series 2022-A1-1A, 5.81%, (3 Month Term SOFR + 2.14%), 10/21/30 (f)	500	499
Carlyle Euro CLO 2017-2 Designated Activity Company
Series 2017-A1R-2A, 2.43%, (3 Month EURIBOR + 0.63%), 08/15/30, EUR (f) (g)	2,272	2,367
Carlyle Global Market Strategies CLO 2012-4, Ltd
Series 2012-A1R3-4A, REMIC, 5.40%, (3 Month USD LIBOR + 1.08%), 04/22/32 (f)	400	392
Carlyle Global Market Strategies CLO 2013-1, Ltd
Series 2013-A1RR-1A, 5.60%, (3 Month USD LIBOR + 0.95%), 08/14/30 (f)	1,483	1,463
Carlyle Global Market Strategies Euro CLO 2014-2 Designated Activity Company
Series 2014-AR1-2A, 2.55%, (3 Month EURIBOR + 0.75%), 11/15/31, EUR (f) (g)	700	723
Carlyle US CLO 2017-1, Ltd.
Series 2017-A1R-1A, 5.24%, (3 Month USD LIBOR + 1.00%), 04/21/31 (f)	1,400	1,373
CBAM 2018-5 Ltd
Series 2018-A-5A, 5.10%, (3 Month USD LIBOR + 1.02%), 04/17/31 (f)	700	688
CBAM 2019-10, Ltd.
Series 2019-A1R-10A, 5.36%, (3 Month USD LIBOR + 1.12%), 04/20/32 (f)	800	784
C-Bass Mortgage Loan Asset Backed Certificates Series 2002-CB2
Series 2005-M4-CB3, REMIC, 5.44%, (1 Month USD LIBOR + 1.05%), 08/25/34 (f) (h)	205	187
Cedar Funding V CLO, Ltd.
Series 2016-A1R-5A, 5.18%, (3 Month USD LIBOR + 1.10%), 07/17/31 (f)	700	689
Chase Mortgage Finance Trust Series 2007-A1
Series 2007-5A1-A1, REMIC, 3.76%, 02/25/37 (f)	9	8
CHL Mortgage Pass-Through Trust 2007-1
Series 2007-A1-1, REMIC, 6.00%, 03/25/37	728	366
CIFC European Funding CLO III Designated Activity Company
Series A-3A, 2.43%, (3 Month EURIBOR + 1.05%), 01/15/34, EUR (f) (g)	1,000	1,034
CIFC Funding 2017-I, Ltd.
Series 2017-AR-1A, 5.29%, (3 Month USD LIBOR + 1.01%), 04/23/29 (f)	562	557
CIFC Funding 2018-III Ltd
Series 2018-A-3A, 5.29%, (3 Month USD LIBOR + 1.10%), 07/18/31 (f)	700	689
CIFC Funding Ltd 2015-I
Series 2018-A-1A, 5.19%, (3 Month USD LIBOR + 1.00%), 04/18/31 (f)	1,800	1,774
CIT Mortgage Loan Trust 2007-1
Series 2007-1M1-1, REMIC, 5.89%, (1 Month USD LIBOR + 1.50%), 02/25/23 (f)	1,900	1,778
Series 2007-1A-1, REMIC, 5.74%, (1 Month USD LIBOR + 1.35%), 08/25/24 (f)	511	507
Citigroup Mortgage Loan Trust 2006-AMC1
Series 2006-A1-AMC1, REMIC, 4.68%, (1 Month USD LIBOR + 0.29%), 09/25/36 (f) (h)	1,958	1,863
Citigroup Mortgage Loan Trust 2007-10
Series 2007-22AA-10, REMIC, 3.87%, 09/25/37 (f)	272	235
Citigroup Mortgage Loan Trust 2007-AMC2
Series 2007-A3A-AMC2, REMIC, 4.47%, (1 Month USD LIBOR + 0.08%), 01/25/37 (f) (h)	47	31
Citigroup Mortgage Loan Trust 2007-AMC3
Series 2007-A2B-AMC3, REMIC, 4.57%, (1 Month USD LIBOR + 0.18%), 03/25/37 (f) (h)	1,079	901
Citigroup Mortgage Loan Trust 2007-AMC4
Series 2007-M1-AMC4, REMIC, 4.66%, (1 Month USD LIBOR + 0.27%), 05/25/37 (f) (h)	1,200	1,014

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Citigroup Mortgage Loan Trust 2007-AR4
Series 2007-1A1A-AR4, REMIC, 3.46%, 03/25/37 (f)	936	820
Citigroup Mortgage Loan Trust Inc.
Series 2004-1CB1-NCM2, REMIC, 5.50%, 08/25/34	6	5
Series 2005-2A2B-3, REMIC, 3.88%, 08/25/35 (f)	30	26
Series 2005-A2-6, REMIC, 2.22%, (1 Year Treasury + 2.15%), 09/25/35 (f)	5	4
Series 2005-A1-6, REMIC, 6.08%, (1 Year Treasury + 2.10%), 09/25/35 (f)	6	6
Series 2005-M3-HE4, REMIC, 5.08%, (1 Month USD LIBOR + 0.69%), 10/25/35 (f) (h)	3,422	2,909
Citigroup Mortgage Loan Trust Series 2007 AHL3
Series 2007-A3A-AHL3, REMIC, 4.45%, (1 Month USD LIBOR + 0.06%), 07/25/45 (f) (h)	98	70
Contego CLO IV Designated Activity Company
Series AR-4A, 2.14%, (3 Month EURIBOR + 0.64%), 01/23/30, EUR (f) (g)	499	518
CQS US CLO 2022-2 Ltd
Series 2022-A1-2A, 5.86%, (3 Month Term SOFR + 2.65%), 07/21/31 (f)	2,200	2,188
Credit-Based Asset Servicing and Securitization LLC
Series 2007-A1-CB6, REMIC, 4.51%, (1 Month USD LIBOR + 0.12%), 07/25/37 (f) (h)	76	50
Series 2007-A3-CB6, REMIC, 4.61%, (1 Month USD LIBOR + 0.22%), 07/25/37 (f) (h)	2,230	1,475
Crestline Denali CLO XIV Ltd
Series 2016-AR2-1A, 5.46%, (3 Month USD LIBOR + 1.14%), 10/23/31 (f)	800	784
Crestline Denali CLO XV, Ltd.
Series 2017-AR-1A, 5.27%, (3 Month USD LIBOR + 1.03%), 04/22/30 (f)	2,890	2,849
CSMC Mortgage-Backed Trust 2007-1
Series 2007-1A6A-1, REMIC, 5.86%, 02/25/37 (f) (h)	600	150
CSMC Series 2015-12R
Series 2015-2A2-12R, REMIC, 3.38%, 12/03/37 (f)	2,300	2,069
CSMC Series 2015-3R
Series 2015-5A2-3R, REMIC, 3.74%, 09/29/36 (f)	848	825
CVC Cordatus Loan Fund III Designated Activity Company
Series A1RR-3A, 2.58%, (3 Month EURIBOR + 0.78%), 08/15/32, EUR (f) (g)	700	728
CWABS Asset-Backed Certificates Trust 2007-12
Series 2007-1A1-12, REMIC, 5.13%, (1 Month USD LIBOR + 0.74%), 06/25/37 (f) (h)	81	78
CWABS Asset-Backed Certificates Trust 2007-8
Series 2007-1A1-8, REMIC, 4.58%, (1 Month USD LIBOR + 0.19%), 02/25/36 (f) (h)	4,021	3,578
CWMBS, Inc.
Series 2004-11A1-12, REMIC, 3.68%, 08/25/34 (f)	7	7
Dryden 44 Euro CLO 2015 BV
Series 2015-A1RR-44A, 0.88%, (3 Month EURIBOR + 0.88%), 04/17/34, EUR (f) (g)	500	509
Dryden 52 Euro CLO 2017 B.V.
Series 2017-AR-52A, 2.62%, (3 Month EURIBOR + 0.86%), 05/15/34, EUR (f) (g)	400	415
Dryden 64 CLO, Ltd.
Series 2018-A-64A, 5.16%, (3 Month USD LIBOR + 0.97%), 04/18/31 (f)	600	590
Eurosail-UK 2007-3BL PLC
Series 2007-A3A-3X, 4.31%, (SONIA + 1.07%), 06/13/45, GBP (e) (f)	581	691
Series 2007-A3C-3A, 4.31%, (SONIA + 1.07%), 06/13/45, GBP (f) (g)	200	238
Fidelity Grand Harbour CLO 2019-1 Designated Activity Company
Series 2019-A-1A, 3.25%, (3 Month EURIBOR + 1.20%), 03/15/32, EUR (f) (g)	700	730
First Franklin Mortgage Loan Trust 2006-FF10
Series 2006-A5-FF10, REMIC, 4.70%, (1 Month USD LIBOR + 0.31%), 07/25/36 (f) (h)	1,542	1,443
First Franklin Mortgage Loan Trust 2006-FF17
Series 2006-A2-FF17, REMIC, 4.51%, (1 Month USD LIBOR + 0.12%), 12/25/36 (f) (h)	5,484	4,529
First NLC Trust
Series 2007-A1-1, REMIC, 4.46%, (1 Month USD LIBOR + 0.07%), 08/25/37 (f)	206	110
Gallatin CLO VIII 2017-1 Ltd
Series 2017-A1R-1A, 5.17%, (3 Month USD LIBOR + 1.09%), 07/15/31 (f)	900	882
Great Hall Mortgages No.1 PLC
Series 2006-A2A-1, 3.62%, (SONIA + 0.27%), 06/18/38, GBP (e) (f)	23	28
Series 2007-A2A-1, 3.60%, (SONIA + 0.25%), 03/18/39, GBP (e) (f)	36	43
Greenpoint M F T S 2006-AR4
Series 2006-A-A6, REMIC, 4.75%, (1 Month USD LIBOR + 0.36%), 09/25/46 (f) (h)	250	214
Grifonas Finance No.1 PLC
Series A-1, 1.26%, (6 Month EURIBOR + 0.28%), 08/28/39, EUR (e) (f) (h)	455	448
GS Mortgage Securities Corp.
Series 2006-AF4A-7, REMIC, 6.72%, 03/25/46 (h)	248	133
GSR Mortgage Loan Trust 2005-AR1
Series 2005-1A1-AR1, REMIC, 4.37%, 01/25/35 (f)	23	21
HalseyPoint CLO II, Ltd.
Series 2020-A1-2A, 6.10%, (3 Month USD LIBOR + 1.86%), 07/21/31 (f)	697	689
Harborview Mortgage Loan Trust
Series 2004-2A-1, REMIC, 3.42%, 04/19/34 (f)	70	64
HarborView Mortgage Loan Trust 2007-5
Series 2007-A1A-5, REMIC, 4.53%, (1 Month USD LIBOR + 0.19%), 09/19/37 (f) (h)	17	14
Harvest CLO XXI Designated Activity Company
Series A1R-21A, 2.14%, (3 Month EURIBOR + 0.76%), 07/15/31, EUR (f) (g)	600	619
Home Equity Asset Trust
Series 2005-M2-8, REMIC, 5.06%, (1 Month USD LIBOR + 0.45%), 02/25/36 (f) (h)	1,251	1,215
IndyMac MBS, Inc.
Series 2003-A2-A5, REMIC, 5.50%, 06/25/33	8	8
Series 2005-4A1-AR1, REMIC, 3.21%, 03/25/35 (f)	24	23
Series 2005-2A1-AR1, REMIC, 3.70%, 11/25/35 (f)	17	17
Series 2005-A1-16IP, REMIC, 5.03%, (1 Month USD LIBOR + 0.64%), 07/25/45 (f) (h)	75	63
J.P. Morgan Mortgage Acquisition Trust 2006-Ch2
Series 2006-AV5-CH2, REMIC, 4.60%, (1 Month USD LIBOR + 0.21%), 10/25/36 (f) (h)	28	28
J.P. Morgan Mortgage Trust 2005-A1
Series 2005-7A1-A6, REMIC, 3.96%, 08/25/35 (f)	49	43
Series 2005-2A1-A6, REMIC, 4.24%, 08/25/35 (f)	36	34
Series 2005-4A1-A6, REMIC, 4.03%, 09/25/35 (f)	6	6
J.P. Morgan Mortgage Trust 2007-A1
Series 2007-1A1-A1, REMIC, 4.19%, 07/25/35 (f)	16	15
J.P. Morgan Mortgage Trust, Series 2008-R2
Series 2008-1A1-R2, REMIC, 2.88%, 07/27/37 (f)	177	159
Jubilee CLO 2015-XV B.V.
Series 2015-AR-15A, 0.29%, (3 Month EURIBOR + 0.84%), 07/12/28, EUR (e) (f)	41	44
Jubilee CLO 2015-XVI Designated Activity Company
Series 2015-A1R-16A, 2.85%, (3 Month EURIBOR + 0.80%), 12/15/29, EUR (f) (g)	1,146	1,213
Kayne CLO 5 Ltd
Series 2019-AR-5A, 5.44%, (3 Month USD LIBOR + 1.12%), 07/26/32 (f)	500	490
KKR CLO 11 Ltd
Series AR-11, 5.26%, (3 Month USD LIBOR + 1.18%), 01/15/31 (f)	800	788

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
KKR CLO 9 Ltd.
Series AR2-9, 5.03%, (3 Month USD LIBOR + 0.95%), 07/15/30 (f)	464	455
Laurelin 2016-1 Designated Activity Company
Series 2016-ARR-1A, 0.72%, (3 Month EURIBOR + 0.72%), 10/20/35, EUR (f) (g)	400	414
LCM XV LP
Series AR2-15A, 5.24%, (3 Month USD LIBOR + 1.00%), 07/22/30 (f)	2,215	2,182
LCM XVI Limited Partnership
Series AR3-13A, REMIC, 5.10%, (3 Month USD LIBOR + 0.87%), 07/19/27 (f)	3,024	2,991
Lehman XS Trust, Series 2007-15N
Series 2007-2A1-15N, REMIC, 4.89%, (1 Month USD LIBOR + 0.25%), 08/25/47 (f) (h)	445	395
LoanCore 2021-CRE5 Issuer Ltd.
Series 2021-A-CRE5, REMIC, 5.62%, (1 Month USD LIBOR + 1.30%), 07/15/36 (f)	2,515	2,417
LoanCore 2021-CRE7 Issuer Ltd
Series 2022-A-CRE7, 5.36%, (SOFR 30-Day Average + 1.55%), 01/21/37 (f)	1,600	1,542
Long Beach Mortgage Loan Trust 2006-7
Series 2006-2A2-7, REMIC, 4.63%, (1 Month USD LIBOR + 0.12%), 08/25/36 (f) (h)	407	150
M360 2021-CRE3 Ltd
Series 2021-A-CRE3, 5.86%, (1 Month USD LIBOR + 1.50%), 11/22/38 (f)	500	481
Madison Park Funding XLI, Ltd.
Series AR-12A, 5.15%, (3 Month USD LIBOR + 0.83%), 04/22/27 (f)	2,008	1,986
Madison Park Funding XXVI, Ltd.
Series 2017-AR-26A, 5.61%, (3 Month USD LIBOR + 1.20%), 07/29/30 (f)	300	297
Madison Park Funding XXX, Ltd.
Series 2018-A-30A, 4.83%, (3 Month USD LIBOR + 0.75%), 04/16/29 (f)	670	661
Magnetite VIII, Limited
Series 2014-AR2-8A, 5.06%, (3 Month USD LIBOR + 0.98%), 04/15/31 (f)	297	293
Magnetite XVIII Ltd
Series 2016-AR2-18A, 5.49%, (3 Month USD LIBOR + 0.88%), 11/15/28 (f)	1,158	1,143
Man GLG Euro CLO II Designated Activity Company
Series A1R-2A, 2.25%, (3 Month EURIBOR + 0.87%), 01/15/30, EUR (f) (g)	457	480
Marathon CLO V Ltd.
Series 2013-A1R-5A, 5.55%, (3 Month USD LIBOR + 0.87%), 11/22/27 (f)	24	24
Marathon Static CLO 2022-18 Ltd
Series 2022-A1-18A, 5.07%, (3 Month Term SOFR + 2.22%), 07/20/30 (f)	800	797
MASTR Adjustable Rate Mortgages Trust 2004-10
Series 2003-2A1-6, REMIC, 2.93%, 12/25/33 (f)	48	44
MASTR Asset Backed Securities Trust 2006-AM1
Series 2005-M1-FRE1, REMIC, 5.14%, (1 Month USD LIBOR + 0.75%), 10/25/35 (f) (h)	50	45
Merrill Lynch Mortgage Capital Inc.
Series 2004-2A2-A1, REMIC, 3.19%, 02/25/34 (f)	54	50
Merrill Lynch Mortgage Investors Trust, Series MLCC 2003-C
Series 2003-1A1-A2, REMIC, 3.42%, 02/25/33 (f)	30	27
MF1 2022-FL9 LLC
Series 2022-A-FL9, 5.57%, (SOFR 30-Day Average + 2.15%), 06/22/37 (f)	1,500	1,470
MidOcean Credit CLO II
Series 2013-ARR-2A, 5.44%, (3 Month USD LIBOR + 1.03%), 01/29/30 (f)	641	633
Midocean Credit CLO VIII
Series 2018-A1R-8A, 5.73%, (3 Month USD LIBOR + 1.05%), 02/20/31 (f)	900	886
Mill City Mortgage Loan Trust 2019-GS2
Series 2019-A1-GS2, REMIC, 2.75%, 08/25/59 (f)	304	281
Morgan Stanley ABS Capital I Inc. Trust 2006-HE8
Series 2006-A2D-HE8, REMIC, 4.61%, (1 Month USD LIBOR + 0.22%), 10/25/36 (f) (h)	1,262	557
Morgan Stanley ABS Capital I Inc. Trust 2007-HE6
Series 2007-A1-HE6, REMIC, 4.45%, (1 Month USD LIBOR + 0.06%), 05/25/37 (f) (h)	39	33
Morgan Stanley ABS Capital Trust I Inc.
Series 2004-M3-NC7, REMIC, 5.36%, (1 Month USD LIBOR + 0.98%), 07/25/34 (f) (h)	303	282
Series 2005-M2-HE2, REMIC, 5.05%, (1 Month USD LIBOR + 0.66%), 01/25/35 (f) (h)	1,251	1,180
Series 2005-M3-HE5, REMIC, 5.06%, (1 Month USD LIBOR + 0.68%), 09/25/35 (f) (h)	1,439	1,327
Mortgageit Trust 2004-2
Series 2004-M2-2, REMIC, 5.39%, (1 Month USD LIBOR + 1.01%), 12/25/34 (f) (h)	154	151
Mountain View CLO 2017-2 Ltd.
Series 2017-AR-1A, 5.17%, (3 Month USD LIBOR + 1.09%), 10/16/29 (f)	1,822	1,796
MP CLO VII, Ltd.
Series 2015-AR3-1A, 5.08%, (3 Month USD LIBOR + 0.89%), 10/18/28 (f)	1,016	997
New Century Home Equity Loan T
Series 2004-M1-4, REMIC, 5.15%, (1 Month USD LIBOR + 0.77%), 02/25/35 (f)	233	219
New Residential Mortgage Loan Trust 2019-RPL3
Series 2019-A1-RPL3, REMIC, 2.75%, 07/25/59 (f)	1,674	1,548
Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2005-FM1
Series 2005-M3-FM1, REMIC, 5.15%, (1 Month USD LIBOR + 0.77%), 05/25/35 (f) (h)	2,637	2,521
Oak Hill European Credit Partners VII Designated Activity Company
Series 2018-AR-7A, 2.20%, (3 Month EURIBOR + 0.74%), 10/20/31, EUR (f) (g)	1,700	1,759
OCP Euro CLO 2017-1 Designated Activity Company
Series 2017-A-2A, 2.20%, (3 Month EURIBOR + 0.82%), 01/15/32, EUR (f) (g)	593	621
Octagon Investment Partners 18-R Ltd.
Series 2018-A1A-18A, 5.04%, (3 Month USD LIBOR + 0.96%), 04/16/31 (f)	1,500	1,479
Octagon Investment Partners XXI, Ltd.
Series 2014-AAR3-1A, 5.65%, (3 Month USD LIBOR + 1.00%), 02/14/31 (f)	700	688
OSD CLO 2021-23 Ltd/LLC
Series 2021-A-23A, 4.95%, (3 Month USD LIBOR + 0.87%), 04/17/31 (f)	1,395	1,367
OZLM IX, Ltd.
Series 2014-A1A3-9A, 3.81%, (3 Month USD LIBOR + 1.10%), 10/20/31 (f)	300	293
OZLM VIII, Ltd.
Series 2014-A1R3-8A, 5.06%, (3 Month USD LIBOR + 0.98%), 10/17/29 (f)	897	883
OZLM XVI Ltd
Series 2017-A1R-16A, 5.67%, (3 Month USD LIBOR + 1.03%), 05/16/30 (f)	2,806	2,760
OZLM XXIV Ltd
Series 2019-A1AR-24A, 5.40%, (3 Month USD LIBOR + 1.16%), 07/20/32 (f)	600	585
Palmer Square European Loan Funding 2022-2 Designated Activity Company
Series 2022-A-2A, 2.88%, (3 Month EURIBOR + 1.05%), 10/15/31, EUR (f) (g)	971	1,014
Series 2022-A-3A, 3.51%, (3 Month EURIBOR + 1.95%), 04/12/32, EUR (f) (g)	4,400	4,673
Palmer Square Loan Funding 2020-3, Ltd.
Series 2021-A1-3A, 5.04%, (3 Month USD LIBOR + 0.80%), 07/20/29 (f)	2,049	2,021
Palmer Square Loan Funding Ltd
Series 2021-A1-4A, 4.88%, (3 Month USD LIBOR + 0.80%), 10/15/29 (f)	2,276	2,247
RALI Series 2007-QH8 Trust
Series 2007-A-QH8, REMIC, 2.64%, 10/25/37 (f)	488	414

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
RASC Series 2006-EMX1 Trust
Series 2006-A4-EMX4, REMIC, 4.85%, (1 Month USD LIBOR + 0.46%), 06/25/36 (f) (h)	2,584	2,509
Regatta VIII Funding Ltd
Series 2017-A-1A, 5.33%, (3 Month USD LIBOR + 1.25%), 10/17/30 (f)	1,800	1,778
Residential Asset Mortgage Products, Inc.
Series 2004-MII1-RS2, REMIC, 5.26%, (1 Month USD LIBOR + 0.87%), 02/25/34 (f) (h)	576	562
Residential Asset Securities Corporation
Series 2005-M2-KS11, REMIC, 5.02%, (1 Month USD LIBOR + 0.63%), 12/25/35 (f) (h)	353	347
Series 2006-M1-KS3, REMIC, 4.88%, (1 Month USD LIBOR + 0.50%), 04/25/36 (f) (h)	420	403
Residential Asset Securitization Trust 2006-A10
Series 2006-A5-A10, REMIC, 6.50%, 09/25/36	185	72
Residential Mortgage Securities 32 PLC
Series A-32A, 4.63%, (SONIA + 1.25%), 06/20/70, GBP (f) (g) (h)	1,381	1,661
Romark CLO Ltd
Series 2017-A1R-1A, REMIC, 5.35%, (3 Month USD LIBOR + 1.03%), 10/23/30 (f)	800	784
Saranac Clo II Limited
Series 2014-A1AR-2A, 5.91%, (3 Month USD LIBOR + 1.23%), 11/20/29 (f)	507	502
Saranac CLO VI Limited
Series 2018-A1R-6A, 5.87%, (3 Month USD LIBOR + 1.14%), 08/13/31 (f)	1,300	1,272
Saxon Asset Securities Trust 2004-3
Series 2005-M3-4, REMIC, 4.87%, (1 Month USD LIBOR + 0.48%), 11/25/37 (f) (h)	2,000	1,573
Saxon Asset Securities Trust 2007-3
Series 2007-1A-3, REMIC, 4.70%, (1 Month USD LIBOR + 0.31%), 08/25/24 (f) (h)	393	370
Securitized Asset Backed Receivables LLC Trust 2006-HE1
Series 2006-A2C-HE1, REMIC, 4.71%, (1 Month USD LIBOR + 0.32%), 07/25/36 (f) (h)	2,668	860
Securitized Asset Backed Receivables LLC Trust 2006-HE2
Series 2006-A2C-HE2, REMIC, 4.69%, (1 Month USD LIBOR + 0.30%), 07/25/36 (f) (h)	386	149
SLM Student Loan Trust 2004-1
Series 2004-A6B-3A, 4.91%, (3 Month USD LIBOR + 0.55%), 10/25/64 (f)	1,893	1,792
SLM Student Loan Trust 2008-9
Series 2008-A-9, 5.86%, (3 Month USD LIBOR + 1.50%), 04/25/23 (f)	763	751
Sound Point CLO IV-R, Ltd.
Series 2013-A-3RA, 5.34%, (3 Month USD LIBOR + 1.15%), 04/18/31 (f) (g)	300	294
Sound Point CLO IX Ltd
Series 2015-ARRR-2A, 5.45%, (3 Month USD LIBOR + 1.21%), 07/20/32 (f)	1,200	1,167
Sound Point CLO XV, Ltd.
Series 2017-ARR-1A, 5.22%, (3 Month USD LIBOR + 0.90%), 01/23/29 (f)	896	885
Soundview Home Loan Trust 2007-OPT1
Series 2007-1A1-OPT1, REMIC, 4.59%, (1 Month USD LIBOR + 0.20%), 06/25/37 (f) (h)	1,488	1,029
Stratus CLO 2021-2, Ltd.
Series 2021-A-2A, 5.14%, (3 Month USD LIBOR + 0.90%), 12/28/29 (f)	534	527
Stratus CLO 2021-3, Ltd.
Series 2021-A-3A, 5.19%, (3 Month USD LIBOR + 0.95%), 12/31/29 (f)	1,177	1,161
Structured Asset Mortgage Investments II Inc.
Series 2004-1A1-AR5, REMIC, 5.00%, (1 Month USD LIBOR + 0.66%), 10/19/34 (f) (h)	6	5
Structured Asset Securities Corporation
Series 2004-4A1-1, REMIC, 3.78%, 02/25/34 (f)	81	76
Symphony CLO XIV, Ltd.
Series 2014-AR-14A, 4.96%, (3 Month USD LIBOR + 0.95%), 07/14/26 (f)	42	42
Symphony Static CLO I Ltd
Series 2021-A-1A, REMIC, 5.19%, (3 Month USD LIBOR + 0.83%), 10/25/29 (f)	444	438
TBW Mortgage-Backed Trust Series 2006-4
Series 2006-A6-4, REMIC, 6.47%, 09/25/36 (f) (h)	473	17
Thornburg Mortgage Securities Trust
Series 2006-A2B-4, REMIC, 3.65%, 07/25/36 (f)	1,871	1,516
Series 2005-A3-1, REMIC, 2.41%, 04/25/45 (f)	57	54
TICP CLO II Ltd
Series 2018-A1-IIA, 5.08%, (3 Month USD LIBOR + 0.84%), 04/20/28 (f)	428	426
Toro European CLO 5 Designated Activity Company
Series A-5A, 0.74%, (3 Month EURIBOR + 0.74%), 10/15/30, EUR (f) (g)	1,699	1,772
Series ANV-5A, 2.12%, (3 Month EURIBOR + 0.74%), 10/15/30, EUR (f) (g)	800	834
Toro European CLO 7 Designated Activity Company
Series ARE-7A, 2.57%, (3 Month EURIBOR + 0.81%), 02/15/34, EUR (f) (g)	1,800	1,850
Towd Point Mortgage Funding 2019 - Granite4 PLC
Series 2019-A1-GR4A, 3.98%, (SONIA + 1.14%), 10/20/51, GBP (f) (g) (h)	3,021	3,637
Towd Point Mortgage Trust 2019-HY3
Series 2019-A1A-HY3, REMIC, 5.39%, (1 Month USD LIBOR + 1.00%), 07/25/27 (f)	645	630
Tralee CLO VII Ltd
Series 2021-A1-7A, 5.68%, (3 Month USD LIBOR + 1.32%), 04/25/34 (f)	1,400	1,362
TRTX 2022-FL5 Issuer, Ltd.
Series 2022-A-FL5, 5.46%, (SOFR 30-Day Average + 1.65%), 02/17/39 (f) (h)	300	289
Venture 38 CLO Limited
Series 2019-A1R-38A, 5.57%, (3 Month USD LIBOR + 1.16%), 07/30/32 (f)	1,500	1,461
Venture XIV CLO Ltd
Series 2013-ARR-14A, 5.77%, (3 Month USD LIBOR + 1.03%), 08/28/29 (f)	1,326	1,309
Venture XVII CLO, Limited
Series 2014-ARR-17A, 4.96%, (3 Month USD LIBOR + 0.88%), 04/15/27 (f)	478	473
Venture XXI CLO, Limited
Series 2015-AR-21A, 4.96%, (3 Month USD LIBOR + 0.88%), 07/15/27 (f)	116	116
Venture Xxv Clo Ltd
Series 2016-ARR-25A, 5.26%, (3 Month USD LIBOR + 1.02%), 04/20/29 (f)	231	228
Venture XXVIII CLO, Limited
Series 2017-A1R-28A, 5.23%, (3 Month USD LIBOR + 0.99%), 07/22/30 (f)	1,200	1,177
Vibrant CLO XI Ltd
Series 2019-A1R1-11A, 5.36%, (3 Month USD LIBOR + 1.12%), 07/20/32 (f)	1,500	1,460
VMC Finance 2022-FL5 LLC
Series 2022-A-FL5, 5.71%, (SOFR 30-Day Average + 1.90%), 02/18/39 (f)	700	681
Voya CLO 2012-4, Ltd.
Series 2012-A1R3-4A, 5.08%, (3 Month USD LIBOR + 1.00%), 10/15/30 (f)	500	491
Voya CLO 2013-1, Ltd.
Series 2013-A1AR-1A, 5.29%, (3 Month USD LIBOR + 1.21%), 10/15/30 (f)	797	788
Voya CLO 2015-1 Ltd
Series 2015-A1R-1A, 5.09%, (3 Month USD LIBOR + 0.90%), 01/18/29 (f)	1,321	1,308
Voya CLO 2019-1 Limited
Series 2019-AR-1A, 5.14%, (3 Month USD LIBOR + 1.06%), 04/15/31 (f)	600	591
Wamu Mortgage Pass-Through Certificates Series 2002-Ar17 Trust
Series 2003-A7-AR5, REMIC, 3.21%, 06/25/33 (f)	42	38
Wamu Mortgage Pass-Through Certificates Series 2003-S10trust
Series 2003-2A-AR9, REMIC, 4.18%, 09/25/33 (f)	23	21
Series 2005-3A1-AR10, REMIC, 2.81%, 08/25/35 (f)	7	6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Series 2005-2A1-AR14, REMIC, 3.77%, 12/25/35 (f)	47	42
WaMu Mortgage Pass-Through Certificates Series 2007-OA4 Trust
Series 2007-1A-OA4, REMIC, 2.82%, (12 Month Treasury Average + 0.77%), 05/25/47 (f)	161	135
WaMu Mortgage Pass-Through Certificates, Series 2006-AR9
Series 2006-1A-AR9, REMIC, 3.05%, (12 Month Treasury Average + 1.00%), 08/25/46 (f)	809	767
Washington Mutual Mortgage Securities Corp.
Series 2003-A5-AR1, REMIC, 2.33%, 03/25/33 (f)	19	17
Wellfleet CLO 2015-1 Ltd
Series 2015-AR4-1A, 5.13%, (3 Month USD LIBOR + 0.89%), 07/20/29 (f)	655	647
Wellfleet CLO 2016-1 Ltd
Series 2016-AR-1A, 5.15%, (3 Month USD LIBOR + 0.91%), 04/20/28 (f)	627	621
Wellfleet CLO 2017-2A Ltd
Series 2017-A1R-2A, 5.30%, (3 Month USD LIBOR + 1.06%), 10/20/29 (f)	585	578
Wind River 2014-1 CLO Ltd.
Series 2014-ARR-1A, 5.24%, (3 Month USD LIBOR + 1.05%), 07/18/31 (f)	498	487
Wind River 2019-3 CLO Ltd.
Series 2019-AR-3A, 5.16%, (3 Month USD LIBOR + 1.08%), 07/15/31 (f)	1,600	1,557
Total Non-U.S. Government Agency Asset-Backed Securities (cost $190,671)		182,698
CORPORATE BONDS AND NOTES 0.9%
Financials 0.8%
Avolon Holdings Funding Limited
2.53%, 11/18/27 (g)	89	72
Banco Bilbao Vizcaya Argentaria, S.A.
5.88%, (100, 09/24/23), EUR (e) (j) (k)	200	205
Bank of America Corporation
5.88%, (100, 03/15/28) (j)	1,160	1,022
Lloyds Banking Group PLC
4.95%, (5 Year EURIBOR Swap Rate Constant Maturity + 5.29%), (100, 06/27/25), EUR (e) (f) (j) (k)	600	610
Mitsubishi HC Capital Inc.
3.96%, 09/19/23 (g)	400	395
NatWest Group PLC
4.52%, 06/25/24 (k)	1,300	1,287
6.27%, (3 Month USD LIBOR + 1.55%), 06/25/24 (f) (k)	2,000	2,000
UniCredit S.p.A.
7.83%, 12/04/23 (g)	6,750	6,808
		12,399
Consumer Discretionary 0.1%
Nissan Motor Co., Ltd.
4.35%, 09/17/27 (g)	300	272
Industrials 0.0%
Park Aerospace Holdings Limited
4.50%, 03/15/23 (g)	200	199
Real Estate 0.0%
Crown Castle Inc.
3.15%, 07/15/23	200	197
Information Technology 0.0%
VMware, Inc.
3.90%, 08/21/27	200	187
Health Care 0.0%
Community Health Systems, Inc.
5.63%, 03/15/27 (g)	200	172
Utilities 0.0%
Eversource Energy
2.90%, 10/01/24	100	96
Total Corporate Bonds And Notes (cost $13,904)		13,522
PREFERRED STOCKS 0.0%
Financials 0.0%
Wells Fargo & Company, 7.50% (j) (k)	1	592
Total Preferred Stocks (cost $500)		592
SHORT TERM INVESTMENTS 0.1%
Investment Companies 0.1%
J.P. Morgan U.S. Government Money Market Fund, 4.11% (l)	1,102	1,102
U.S. Treasury Bill 0.0%
Treasury, United States Department of
4.26%, 03/02/23	323	321
4.35%, 03/23/23	367	364
		685
Total Short Term Investments (cost $1,787)		1,787
Total Investments 109.3% (cost $1,802,390)		1,679,443
Total Purchased Options 0.2% (cost $2,829)		3,216
Other Derivative Instruments (0.8)%		(12,657)
Other Assets and Liabilities, Net (8.7)%		(133,523)
Total Net Assets 100.0%		1,536,479

(a) Treasury inflation indexed note, par amount is adjusted for inflation.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $850,802.

(d) Treasury inflation indexed note, par amount is not adjusted for inflation.

(e) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(f) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(g) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $45,193 and 2.9% of the Fund.

(h) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(i) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(k) Convertible security.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/PIMCO Real Return Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Banco Bilbao Vizcaya Argentaria, S.A., 5.88% (callable at 100, 09/24/23)	01/30/19	222	205	—
Commonwealth of Australia, 3.00%, 09/20/25	08/22/17	11,100	8,830	0.6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Real Return Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Eurosail-UK 2007-3BL PLC, Series 2007-A3A-3X, 4.31%, 06/13/45	06/29/16	712	691	0.1
Gouvernement De France, 0.25%, 07/25/24	05/17/22	4,900	4,751	0.3
Gouvernement De France, 0.10%, 03/01/26	05/17/22	13,593	12,759	0.8
Great Hall Mortgages No.1 PLC, Series 2006-A2A-1, 3.62%, 06/18/38	09/18/21	32	28	—
Great Hall Mortgages No.1 PLC, Series 2007-A2A-1, 3.60%, 03/18/39	09/18/21	49	43	—
Grifonas Finance No.1 PLC, Series A-1, 1.26%, 08/28/39	02/10/15	395	448	—
HM Treasury, 0.13%, 03/22/24	08/27/21	14,815	12,853	0.8
HM Treasury, 1.25%, 11/22/27	09/23/19	5,305	4,618	0.3
HM Treasury, 0.13%, 08/10/41	10/19/22	5,247	5,610	0.4
Jubilee CLO 2015-XV B.V., Series 2015-AR-15A, 0.29%, 07/12/28	09/15/17	49	44	—
Lloyds Banking Group PLC, 4.95% (callable at 100, 06/27/25)	01/31/18	755	610	0.1
Segretariato Generale Della Presidenza Della Repubblica, 0.40%, 05/15/30	09/24/21	4,255	3,160	0.2
		61,429	54,650	3.6

JNL/PIMCO Real Return Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
3M EURIBOR	669	March 2023	EUR	167,706	18	(5,793)
Euro Bund	143	March 2023	EUR	20,236	(91)	(1,303)
Long Gilt	7	March 2023	GBP	745	(1)	(56)
United States 10 Year Ultra Bond	29	March 2023		3,452	(2)	(22)
United States 5 Year Note	520	April 2023		56,851	(45)	(728)
					(121)	(7,902)
Short Contracts
Australia 10 Year Bond	(44)	March 2023	AUD	(5,377)	4	193
Australia 3 Year Bond	(72)	March 2023	AUD	(7,786)	1	65
Euro BOBL	(162)	March 2023	EUR	(19,322)	29	606
Euro Buxl 30 Year Bond	(7)	March 2023	EUR	(1,026)	22	85
Euro OAT	(95)	March 2023	EUR	(12,938)	52	898
Euro Schatz	(2,025)	March 2023	EUR	(216,105)	163	2,790
Italy Government BTP Bond	(321)	March 2023	EUR	(37,559)	79	2,760
Italy Short Term Government BTP Bond	(198)	March 2023	EUR	(21,106)	2	314
Japan 10 Year Bond	(68)	March 2023	JPY	(10,073,594)	104	1,373
United States 10 Year Note	(462)	March 2023		(51,947)	32	66
United States 2 Year Note	(43)	April 2023		(8,805)	7	(14)
United States Long Bond	(372)	March 2023		(46,874)	58	247
United States Ultra Bond	(85)	March 2023		(12,141)	42	724
					595	10,107

JNL/PIMCO Real Return Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	1.84	(S)	11/21/28		19,000	21	1,556
3M LIBOR (Q)	Paying	1.89	(S)	11/21/53		3,800	(17)	(1,036)
6M EURIBOR (S)	Receiving	0.19	(A)	11/04/52	EUR	4,600	35	2,122
6M EURIBOR (S)	Receiving	0.20	(A)	11/08/52	EUR	13,300	101	6,297
6M EURIBOR (S)	Receiving	0.83	(A)	12/09/52	EUR	8,100	12	240
6M EURIBOR (S)	Paying	0.55	(A)	08/10/24	EUR	200	—	(9)
6M EURIBOR (S)	Paying	0.70	(A)	04/11/27	EUR	2,500	(5)	(258)
6M EURIBOR (S)	Paying	0.65	(A)	04/12/27	EUR	5,800	(12)	(612)
6M EURIBOR (S)	Paying	0.65	(A)	05/11/27	EUR	2,800	(5)	(299)
6M EURIBOR (S)	Paying	1.00	(A)	05/18/27	EUR	3,200	(6)	(294)
6M EURIBOR (S)	Paying	0.00	(A)	11/04/32	EUR	13,700	(57)	(3,604)
6M EURIBOR (S)	Paying	0.00	(A)	11/08/32	EUR	39,900	(165)	(10,813)
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	0.30	(S)	03/20/28	JPY	60,000	1	9
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	0.45	(S)	03/20/29	JPY	792,690	16	131
Eurostat Eurozone HICP Ex Tobacco (A)	Paying	2.59	(A)	12/15/52	EUR	2,000	2	(22)
France CPI Excluding Tobacco (A)	Receiving	1.03	(A)	03/15/24	EUR	7,600	—	799
France CPI Excluding Tobacco (A)	Paying	1.28	(A)	11/15/34	EUR	500	1	(138)
France CPI Excluding Tobacco (A)	Paying	1.91	(A)	01/15/38	EUR	410	2	(93)
HICP (A)	Receiving	3.00	(A)	05/15/27	EUR	2,700	7	89
HICP (A)	Receiving	3.13	(A)	05/15/27	EUR	1,100	3	28

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Real Return Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
HICP (A)	Receiving	2.36	(A)	08/15/30	EUR	4,000	13	114
HICP (A)	Receiving	2.60	(A)	05/15/32	EUR	4,900	16	172
HICP (A)	Receiving	2.57	(A)	06/15/32	EUR	2,200	7	60
HICP (A)	Receiving	2.72	(A)	06/15/32	EUR	4,400	14	81
HICP (A)	Receiving	2.47	(A)	07/15/32	EUR	2,500	7	91
HICP (A)	Paying	3.52	(A)	09/15/24	EUR	2,400	(1)	(34)
HICP (A)	Paying	1.38	(A)	03/15/31	EUR	15,200	(31)	(3,335)
HICP (A)	Paying	2.49	(A)	05/15/37	EUR	3,910	(8)	(225)
HICP (A)	Paying	2.58	(A)	03/15/52	EUR	800	2	(65)
HICP (A)	Paying	2.59	(A)	03/15/52	EUR	1,000	3	(51)
HICP (A)	Paying	2.55	(A)	04/15/52	EUR	300	1	(23)
HICP (A)	Paying	2.42	(A)	05/15/52	EUR	570	1	(64)
Sterling Overnight Index Average Rate (A)	Receiving	0.50	(A)	03/16/42	GBP	8,500	11	(234)
U.K. Retail Price Index (A)	Receiving	4.48	(A)	09/15/23	GBP	2,100	—	352
U.K. Retail Price Index (A)	Receiving	6.29	(A)	03/15/24	GBP	8,300	3	628
U.K. Retail Price Index (A)	Receiving	6.44	(A)	05/15/24	GBP	2,000	—	114
U.K. Retail Price Index (A)	Receiving	6.60	(A)	05/15/24	GBP	8,500	1	441
U.K. Retail Price Index (A)	Receiving	5.20	(A)	06/15/24	GBP	2,000	—	101
U.K. Retail Price Index (A)	Receiving	5.33	(A)	06/15/24	GBP	6,200	1	294
U.K. Retail Price Index (A)	Receiving	4.74	(A)	12/15/26	GBP	1,700	4	199
U.K. Retail Price Index (A)	Receiving	4.62	(A)	02/15/27	GBP	4,700	12	451
U.K. Retail Price Index (A)	Receiving	4.63	(A)	02/15/27	GBP	5,500	14	519
U.K. Retail Price Index (A)	Receiving	4.30	(A)	01/15/32	GBP	6,500	35	552
U.K. Retail Price Index (A)	Receiving	4.13	(A)	09/15/32	GBP	1,420	9	15
U.K. Retail Price Index (A)	Receiving	4.13	(A)	09/15/32	GBP	6,380	39	61
U.K. Retail Price Index (A)	Receiving	4.14	(A)	10/15/32	GBP	4,700	29	43
U.K. Retail Price Index (A)	Paying	3.85	(A)	09/15/24	GBP	9,300	(8)	(1,569)
U.K. Retail Price Index (A)	Paying	3.33	(A)	01/15/25	GBP	10,300	(7)	(2,478)
U.K. Retail Price Index (A)	Paying	3.47	(A)	08/15/25	GBP	12,100	(15)	(2,748)
U.K. Retail Price Index (A)	Paying	3.40	(A)	06/15/30	GBP	4,580	(26)	(1,147)
U.K. Retail Price Index (A)	Paying	3.48	(A)	08/15/30	GBP	12,200	(71)	(3,325)
U.K. Retail Price Index (A)	Paying	3.75	(A)	04/15/31	GBP	2,000	(12)	(458)
U.K. Retail Price Index (A)	Paying	4.07	(A)	09/15/31	GBP	2,700	(17)	(414)
U.K. Retail Price Index (A)	Paying	3.57	(A)	03/15/36	GBP	2,200	(19)	(532)
U.K. Retail Price Index (A)	Paying	3.58	(A)	03/15/36	GBP	4,700	(40)	(1,100)
U.S. CPURNSA (A)	Receiving	2.21	(A)	02/05/23		19,770	(9)	1,788
U.S. CPURNSA (A)	Receiving	2.22	(A)	04/13/23		1,490	1	128
U.S. CPURNSA (A)	Receiving	2.26	(A)	04/27/23		10,364	12	863
U.S. CPURNSA (A)	Receiving	2.56	(A)	05/08/23		11,800	17	1,947
U.S. CPURNSA (A)	Receiving	2.31	(A)	02/26/26		1,400	—	136
U.S. CPURNSA (A)	Receiving	2.42	(A)	03/05/26		8,700	3	799
U.S. CPURNSA (A)	Receiving	2.77	(A)	05/13/26		6,500	4	465
U.S. CPURNSA (A)	Receiving	2.81	(A)	05/14/26		3,000	2	208
U.S. CPURNSA (A)	Receiving	2.70	(A)	05/25/26		4,850	4	358
U.S. CPURNSA (A)	Receiving	2.69	(A)	06/01/26		900	1	66
U.S. CPURNSA (A)	Receiving	1.80	(A)	08/25/27		3,700	—	530
U.S. CPURNSA (A)	Receiving	1.89	(A)	08/27/27		4,500	(1)	616
U.S. CPURNSA (A)	Receiving	2.57	(A)	08/26/28		800	—	48
U.S. CPURNSA (A)	Receiving	2.65	(A)	09/10/28		1,900	—	100
U.S. CPURNSA (A)	Receiving	2.31	(A)	02/24/31		16,800	—	1,750
U.S. CPURNSA (A)	Paying	5.00	(A)	03/03/23		10,000	16	(144)
U.S. CPURNSA (A)	Paying	4.95	(A)	03/07/23		5,300	7	(77)
U.S. CPURNSA (A)	Paying	5.03	(A)	03/08/23		1,000	1	(13)
U.S. CPURNSA (A)	Paying	5.47	(A)	03/21/23		5,300	2	(40)
U.S. CPURNSA (A)	Paying	5.50	(A)	03/21/23		7,700	3	(56)
U.S. CPURNSA (A)	Paying	2.34	(A)	02/05/28		10,040	3	(914)
U.S. CPURNSA (A)	Paying	2.37	(A)	06/06/28		8,700	(2)	(741)
U.S. CPURNSA (A)	Paying	2.38	(A)	07/09/28		7,900	(1)	(654)
U.S. CPURNSA (A)	Paying	2.00	(A)	07/25/29		6,100	1	(759)
U.S. CPURNSA (A)	Paying	1.76	(A)	11/04/29		14,500	4	(2,141)
U.S. CPURNSA (A)	Paying	1.28	(A)	05/19/30		2,200	(1)	(426)
							(32)	(15,584)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Real Return Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
General Electric Company (Q)	0.44	1.00	12/20/23	(700)	4	—	44

JNL/PIMCO Real Return Fund — Exchange Traded Futures Options
Reference Entity	Purchased (Written) Contracts[1]	Exercise Price		Expiration	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Interest Options
Euro Bund Future, Feb. 2023	(18)	EUR	138.50	01/27/23	(10)	(92)
Euro Bund Future, Feb. 2023	(18)	EUR	146.00	01/27/23	—	14
					(10)	(78)

JNL/PIMCO Real Return Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Interest Rate Swaptions
3M LIBOR, 02/06/25	BCL	Call	1.41	02/02/23	37,100,000	—
3M LIBOR, 02/27/25	CIT	Call	1.72	02/23/23	64,100,000	—
3M LIBOR, 04/28/28	GSC	Call	2.20	04/26/23	18,100,000	15
3M LIBOR, 01/27/25	JPM	Call	1.71	01/25/23	68,300,000	—
3M LIBOR, 06/02/28	MSC	Call	2.20	05/31/23	51,400,000	74
3M LIBOR, 02/02/25	MSC	Call	1.43	01/31/23	37,000,000	—
3M LIBOR, 11/21/53	DUB	Put	2.24	11/17/23	14,100,000	3,127
						3,216

JNL/PIMCO Real Return Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts[1]	Value ($)
Inflation - Capped/Floor Options
US Urban Consumers Price Index	JPM	Call	4.00	04/22/24	194	—
US Urban Consumers Price Index	JPM	Call	4.00	05/16/24	17	—
						—
Interest Rate Swaptions
3M LIBOR, 02/06/33	BCL	Call	1.56	02/02/23	8,100,000	—
3M LIBOR, 02/27/33	CIT	Call	1.74	02/23/23	14,200,000	—
3M LIBOR, 04/28/33	GSC	Call	2.35	04/26/23	10,000,000	(20)
3M LIBOR, 01/27/33	JPM	Call	1.79	01/25/23	15,200,000	—
3M LIBOR, 02/02/33	MSC	Call	1.58	01/31/23	8,100,000	—
3M LIBOR, 06/02/33	MSC	Call	2.35	05/31/23	28,300,000	(90)
3M LIBOR, 11/21/28	DUB	Put	2.34	11/17/23	69,600,000	(4,579)
						(4,689)

JNL/PIMCO Real Return Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	SCB	01/10/23	EUR	923	988	4
EUR/USD	UBS	01/10/23	EUR	3,403	3,645	21
JPY/USD	CIT	01/10/23	JPY	152,000	1,159	3
MXN/USD	JPM	02/21/23	MXN	15,924	810	33
PEN/USD	SCB	01/05/23	PEN	556	146	2
PEN/USD	SCB	01/06/23	PEN	288	76	1
PEN/USD	SCB	01/09/23	PEN	286	75	1
PEN/USD	CIT	01/10/23	PEN	288	76	1
PEN/USD	SCB	01/12/23	PEN	570	150	2
PEN/USD	SCB	01/17/23	PEN	473	124	1
PEN/USD	SCB	01/19/23	PEN	283	74	1
PEN/USD	SCB	01/23/23	PEN	219	58	—
PEN/USD	CIT	01/25/23	PEN	911	239	13
PEN/USD	SCB	03/06/23	PEN	1,275	334	2
USD/AUD	CIT	01/10/23	AUD	(12,976)	(8,837)	1
USD/CAD	MSC	01/10/23	CAD	(7,486)	(5,529)	51
USD/EUR	UBS	01/10/23	EUR	(97,649)	(104,582)	(2,197)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/PIMCO Real Return Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/GBP	JPM	01/10/23	GBP	(25,289)	(30,579)	241
USD/JPY	BNP	01/05/23	JPY	(212,994)	(1,623)	4
USD/JPY	CIT	01/10/23	JPY	(3,896,700)	(29,720)	(988)
USD/MXN	BNP	03/21/23	MXN	(13,287)	(672)	(13)
USD/MXN	CIT	05/09/23	MXN	(65)	(3)	—
USD/NZD	UBS	01/10/23	NZD	(16,136)	(10,246)	13
USD/PEN	CIT	01/06/23	PEN	(288)	(76)	(1)
USD/PEN	CIT	02/10/23	PEN	(18,421)	(4,832)	(160)
					(188,745)	(2,964)

JNL/PIMCO Real Return Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INFLATION INDEXED BONDS
Treasury, United States Department of, 0.13%, 01/20/23 (S)	SOFR +0.13% (S)	MSC	01/20/23	27,388	—	(149)
Treasury, United States Department of, 0.13%, 02/06/23 (S)	SOFR +0.13% (S)	MSC	02/06/23	21,942	—	(163)
Treasury, United States Department of, 0.13%, 07/15/31 (S)	SOFR +0.13% (S)	MSC	01/20/23	51,407	—	(3,134)
Treasury, United States Department of, 0.13%, 10/15/24 (S)	SOFR +0.13% (S)	MSC	01/20/23	22,824	—	(785)
Treasury, United States Department of, 0.25%, 01/20/23 (S)	SOFR +0.25% (S)	MSC	01/20/23	30,133	—	(209)
Treasury, United States Department of, 0.38%, 01/20/23 (S)	SOFR +0.38% (S)	MSC	01/20/23	57,617	—	44
Treasury, United States Department of, 0.38%, 01/20/23 (S)	SOFR +0.38% (S)	MSC	01/20/23	18,956	—	(131)
Treasury, United States Department of, 0.38%, 02/06/23 (S)	SOFR +0.38% (S)	MSC	02/06/23	31,495	—	(114)
Treasury, United States Department of, 0.50%, 01/20/23 (S)	SOFR +0.50% (S)	MSC	01/20/23	57,388	—	(369)
Treasury, United States Department of, 0.63%, 01/20/23 (S)	SOFR +0.63% (S)	MSC	01/20/23	31,244	—	(222)
Treasury, United States Department of, 0.63%, 02/06/23 (S)	SOFR +0.63% (S)	MSC	02/06/23	24,000	—	(119)
Treasury, United States Department of, 0.63%, 02/06/23 (S)	SOFR +0.63% (S)	MSC	02/06/23	12,489	—	(85)
					—	(5,436)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PIMCO Real Return Fund
Assets - Securities
Government And Agency Obligations	—	1,480,844	—	1,480,844
Non-U.S. Government Agency Asset-Backed Securities	—	182,698	—	182,698
Corporate Bonds And Notes	—	13,522	—	13,522
Preferred Stocks	592	—	—	592
Short Term Investments	1,102	685	—	1,787
	1,694	1,677,749	—	1,679,443
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	10,121	—	—	10,121
Centrally Cleared Interest Rate Swap Agreements	—	25,361	—	25,361
Centrally Cleared Credit Default Swap Agreements	—	44	—	44
Exchange Traded Futures Options	14	—	—	14
OTC Purchased Options	—	3,216	—	3,216
Open Forward Foreign Currency Contracts	—	395	—	395
OTC Total Return Swap Agreements	—	44	—	44
	10,135	29,060	—	39,195
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(7,916)	—	—	(7,916)
Centrally Cleared Interest Rate Swap Agreements	—	(40,945)	—	(40,945)
Exchange Traded Futures Options	(92)	—	—	(92)
OTC Written Options	—	(4,689)	—	(4,689)
Open Forward Foreign Currency Contracts	—	(3,359)	—	(3,359)
OTC Total Return Swap Agreements	—	(5,480)	—	(5,480)
	(8,008)	(54,473)	—	(62,481)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/PPM America Floating Rate Income Fund
SENIOR FLOATING RATE INSTRUMENTS 90.0%
Consumer Discretionary 19.2%
19th Holdings Golf, LLC
2022 Term Loan B, 7.28%, (SOFR + 3.00%), 01/27/29 (a)	2,993	2,738
888 Acquisitions Limited
USD Term Loan B, 8.28%, (3 Month Term SOFR + 5.25%), 07/18/28 (a)	4,200	3,720
Academy, Ltd.
2021 Term Loan, 7.87%, (1 Month USD LIBOR + 3.75%), 11/05/27 (a)	358	355
ACProducts, Inc.
2021 Term Loan B, 0.00%, (3 Month USD LIBOR + 4.25%), 06/30/28 (a) (b)	85	63
Adient US LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 04/30/28 (a)	7,962	7,865
Adtalem Global Education Inc.
2021 Term Loan B, 8.39%, (3 Month USD LIBOR + 4.00%), 02/11/28 (a)	669	663
AI Aqua Merger Sub, Inc.
2021 1st Lien Term Loan B, 7.97%, (SOFR + 3.75%), 06/17/28 (a)	5,247	4,933
Apro, LLC
2021 Term Loan, 0.00%, (3 Month USD LIBOR + 3.75%), 11/14/26 (a) (b)	997	966
Aramark Services, Inc.
2018 Term Loan B3, 5.82%, (1 Month USD LIBOR + 1.75%), 03/01/25 (a)	1,000	992
Associated Materials Inc.
2022 Term Loan B, 10.09%, (SOFR + 6.00%), 03/09/29 (a)	4,179	3,563
BBB Industries LLC
2022 Term Loan, 9.67%, (3 Month Term SOFR + 5.25%), 06/30/29 (a)	4,097	3,694
Bombardier Recreational Products Inc.
2022 Incremental Term Loan B, 0.00%, (SOFR + 3.50%), 12/08/29 (a) (b)	555	543
BrightView Landscapes, LLC
2022 Term Loan B, 7.34%, (1 Month Term SOFR + 3.25%), 04/14/29 (a)	1,995	1,918
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 12/23/24 (a)	3,426	3,415
Callaway Golf Company
Term Loan B, 8.57%, (1 Month USD LIBOR + 4.50%), 12/31/25 (a)	3,718	3,705
Carnival Corporation
USD Term Loan B, 5.88%, (1 Month USD LIBOR + 3.00%), 06/29/25 (a)	6,876	6,575
2021 Incremental Term Loan B, 6.13%, (1 Month USD LIBOR + 3.25%), 10/08/28 (a)	2,481	2,316
Cast and Crew Payroll, LLC
2019 1st Lien Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 02/07/26 (a)	995	979
Chamberlain Group Inc
Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 10/22/28 (a)	3,960	3,726
City Football Group Limited
Term Loan, 7.86%, (1 Month USD LIBOR + 3.00%), 07/08/28 (a)	995	928
Clarios Global LP
2021 USD Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 04/30/26 (a)	5,000	4,890
Crocs, Inc.
Term Loan B, 7.20%, (SOFR + 3.50%), 01/27/29 (a)	1,011	990
Term Loan B, 7.73%, (SOFR + 3.50%), 01/27/29 (a)	7,783	7,618
CWGS Group, LLC
2021 Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 05/25/28 (a)	77	71
2021 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.50%), 05/25/28 (a)	921	849
Dave & Buster's, Inc.
2022 Term Loan B, 9.19%, (1 Month Term SOFR + 5.00%), 06/23/29 (a)	2,996	2,979
DexKo Global Inc.
2021 USD Term Loan B, 7.42%, (3 Month USD LIBOR + 3.75%), 09/24/28 (a) (c)	1,163	1,040
2021 USD Term Loan B, 7.82%, (3 Month USD LIBOR + 3.75%), 09/24/28 (a)	2,135	1,909
Empire Today, LLC
2021 Term Loan B, 9.29%, (3 Month USD LIBOR + 5.00%), 04/01/28 (a)	7,579	5,625
Employbridge LLC
2021 Term Loan B, 8.42%, (3 Month USD LIBOR + 4.75%), 07/16/28 (a)	7,078	5,733
Evergreen Acqco 1 LP
2021 USD Term Loan, 9.17%, (3 Month USD LIBOR + 5.50%), 04/21/28 (a)	3,566	3,435
Fertitta Entertainment, LLC
2022 Term Loan B, 8.09%, (SOFR + 4.00%), 01/13/29 (a) (c)	2,487	2,360
Four Seasons Hotels Limited
2022 Term Loan B, 7.44%, (1 Month Term SOFR + 3.35%), 11/30/29 (a)	90	90
Franchise Group Intermediate Holdco, LLC
2021 First Out Term Loan B, 8.69%, (3 Month USD LIBOR + 4.75%), 02/24/26 (a)	3,285	3,153
Galaxy US Opco Inc.
Term Loan, 8.84%, (1 Month Term SOFR + 4.75%), 04/19/29 (a)	1,000	903
Gates Global LLC
2022 Term Loan B4, 7.59%, (1 Month Term SOFR + 3.50%), 11/09/29 (a)	3,990	3,955
Golden Entertainment, Inc.
2017 1st Lien Term Loan, 7.39%, (3 Month USD LIBOR + 3.00%), 06/10/24 (a)	958	955
Great Canadian Gaming Corporation
2021 Term Loan, 8.75%, (3 Month USD LIBOR + 4.00%), 11/01/26 (a)	5,020	4,917
Great Outdoors Group, LLC
2021 Term Loan B1, 7.82%, (1 Month USD LIBOR + 3.75%), 02/26/28 (a)	14,648	14,044
Groupe Solmax Inc.
Term Loan, 8.39%, (3 Month USD LIBOR + 4.75%), 12/30/24 (a)	6,984	5,762
GVC Holdings (Gibraltar) Limited
2022 Term Loan B, 0.00%, (3 Month Term SOFR + 3.50%), 10/18/29 (a) (b)	3,321	3,301
2022 Term Loan B, 7.51%, (3 Month Term SOFR + 3.50%), 10/18/29 (a)	2,111	2,099
Herschend Entertainment Company, LLC
2021 Term Loan, 7.88%, (1 Month USD LIBOR + 3.75%), 08/18/28 (a)	3,458	3,420
Hilton Grand Vacations Borrower LLC
2021 Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 05/20/28 (a)	5,315	5,275
Hoffmaster Group, Inc.
2018 1st Lien Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 11/11/23 (a)	3,940	3,549
International Textile Group, Inc
1st Lien Term Loan, 8.74%, (6 Month USD LIBOR + 5.00%), 04/19/24 (a)	3,047	2,098
1st Lien Term Loan, 9.21%, (6 Month USD LIBOR + 5.00%), 04/19/24 (a)	1,018	704
J&J Ventures Gaming, LLC
Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 04/07/28 (a)	5,421	5,177
Kestrel Bidco Inc.
Term Loan B, 7.35%, (1 Month USD LIBOR + 3.00%), 07/31/26 (a)	5,980	5,425
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 0.00%, (1 Month USD LIBOR + 1.75%), 08/29/25 (a) (b)	500	494
2019 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 08/29/25 (a)	3,000	2,961
Mileage Plus Holdings LLC
2020 Term Loan B, 10.00%, (3 Month USD LIBOR + 5.25%), 12/31/23 (a)	2,064	2,120

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Naked Juice LLC
Term Loan, 6.90%, (SOFR + 3.25%), 01/20/29 (a) (c)	1,986	1,771
2nd Lien Term Loan, 9.65%, (SOFR + 6.00%), 01/25/30 (a)	5,023	3,951
PCI Gaming Authority
Term Loan, 6.57%, (1 Month USD LIBOR + 2.50%), 05/15/26 (a)	1,622	1,609
Petmate
Incremental Term Loan B, 9.17%, (3 Month USD LIBOR + 5.50%), 09/15/28 (a)	5,247	3,918
Playa Hotels & Resorts B.V.
2022 Term Loan B, 8.58%, (3 Month Term SOFR + 4.25%), 11/22/28 (a)	2,359	2,295
Proampac PG Borrower LLC
2020 Term Loan, 7.83%, (PRIME + 2.75%), 11/03/25 (a)	1,465	1,398
2020 Term Loan, 7.96%, (PRIME + 2.75%), 11/03/25 (a)	486	464
2020 Term Loan, 8.43%, (PRIME + 2.75%), 11/03/25 (a)	34	33
Red Planet Borrower, LLC
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 09/23/28 (a)	6,064	3,705
Restoration Hardware, Inc.
Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 10/15/28 (a)	497	457
Samsonite International S.A.
2020 Incremental Term Loan B2, 7.07%, (1 Month USD LIBOR + 3.00%), 04/25/25 (a)	2,436	2,418
Scientific Games Holdings LP
2022 USD Term Loan B, 0.00%, (3 Month Term SOFR + 3.50%), 02/03/29 (a) (b)	500	476
2022 USD Term Loan B, 7.10%, (3 Month Term SOFR + 3.50%), 02/03/29 (a)	7,490	7,130
Scientific Games International, Inc.
2022 USD Term Loan, 0.00%, (1 Month Term SOFR + 3.00%), 04/07/29 (a) (b)	5,200	5,116
2022 USD Term Loan, 7.42%, (1 Month Term SOFR + 3.00%), 04/07/29 (a)	1,496	1,472
Serta Simmons Bedding, LLC
1st Lien Term Loan, 7.74%, (3 Month USD LIBOR + 3.50%), 10/21/23 (a)	3,480	191
1st Lien Term Loan, 7.83%, (3 Month USD LIBOR + 3.50%), 10/21/23 (a)	1,031	57
Service Logic Acquisition, Inc
Term Loan, 8.37%, (3 Month USD LIBOR + 4.00%), 10/23/27 (a)	29	28
Spin Holdco Inc.
2021 Term Loan, 8.76%, (3 Month USD LIBOR + 4.00%), 02/26/28 (a)	6,792	5,704
St. George Warehousing & Trucking Co. of CA, Inc.
2022 Term Loan, 10.19%, (1 Month Term SOFR + 6.00%), 03/24/28 (a)	5,573	5,350
Staples, Inc.
7 Year Term Loan, 9.44%, (3 Month USD LIBOR + 5.00%), 04/05/26 (a)	4,137	3,818
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 0.00%, (3 Month Term SOFR + 3.25%), 07/04/28 (a) (b)	300	298
Station Casinos LLC
2020 Term Loan B, 6.33%, (1 Month USD LIBOR + 2.25%), 01/30/27 (a)	995	969
TKC Holdings, Inc.
2021 Term Loan, 9.18%, (1 Month USD LIBOR + 5.50%), 05/03/28 (a)	6,653	5,530
Trinseo Materials Operating S.C.A.
2021 Term Loan B2, 0.00%, (3 Month USD LIBOR + 2.50%), 05/03/28 (a) (b)	2,100	1,950
UFC Holdings, LLC
2021 Term Loan B, 7.11%, (3 Month USD LIBOR + 2.75%), 04/29/26 (a)	1,945	1,917
United PF Holdings, LLC
2019 1st Lien Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 12/30/26 (a)	995	801
Whatabrands LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 07/21/28 (a)	995	960
Wilsonart LLC
2021 Term Loan E, 6.93%, (3 Month USD LIBOR + 3.25%), 12/19/26 (a)	6,977	6,624
WOOF Holdings, Inc
1st Lien Term Loan, 8.10%, (1 Month USD LIBOR + 3.75%), 12/16/27 (a)	995	934
Wyndham Hotels & Resorts, Inc.
Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 03/29/25 (a)	1,000	998
		233,900
Industrials 15.5%
ADS Tactical, Inc.
2021 Term Loan B, 10.14%, (3 Month USD LIBOR + 5.75%), 03/04/28 (a)	973	867
Aegion Corporation
Term Loan, 8.82%, (1 Month USD LIBOR + 4.75%), 03/31/28 (a)	1,072	998
Ali Group North America Corporation
2021 Term Loan B, 0.00%, (1 Month USD LIBOR + 2.00%), 10/13/28 (a) (b)	941	932
Alliance Laundry Systems LLC
Term Loan B, 7.41%, (3 Month USD LIBOR + 3.50%), 09/30/27 (a)	4,238	4,150
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 05/04/28 (a)	9,116	8,644
Amentum Government Services Holdings LLC
2022 Term Loan, 8.53%, (3 Month Term SOFR + 4.00%), 02/07/29 (a)	3,101	3,015
2022 Term Loan, 8.76%, (3 Month Term SOFR + 4.00%), 02/07/29 (a)	2,747	2,670
American Airlines, Inc.
2021 Term Loan, 8.99%, (3 Month USD LIBOR + 4.75%), 03/10/28 (a)	2,000	1,989
American Trailer World Corp.
Term Loan B, 7.94%, (1 Month Term SOFR + 3.75%), 02/17/28 (a)	4,861	4,176
Amynta Agency Borrower Inc.
2022 Incremental Term Loan B, 11.00%, (PRIME + 4.00%), 02/28/25 (a) (d)	165	158
APX Group, Inc.
2021 Term Loan B, 6.73%, (3 Month USD LIBOR + 3.25%), 07/01/28 (a)	1,990	1,961
2021 Term Loan B, 9.75%, (3 Month USD LIBOR + 2.25%), 07/01/28 (a)	5	5
AssuredPartners, Inc.
2022 Term Loan B4, 8.58%, (1 Month Term SOFR + 4.25%), 02/13/27 (a)	324	322
Autokiniton US Holdings, Inc.
2021 Term Loan B, 8.79%, (1 Month USD LIBOR + 4.50%), 03/26/28 (a)	4,701	4,540
Brand Energy & Infrastructure Services, Inc.
2017 Term Loan, 7.92%, (3 Month USD LIBOR + 4.25%), 06/16/24 (a)	12	10
Term Loan, 8.03%, (3 Month USD LIBOR + 4.25%), 06/16/24 (a)	908	811
2017 Term Loan, 8.61%, (3 Month USD LIBOR + 4.25%), 06/16/24 - 06/17/24 (a)	3,670	3,276
Brookfield WEC Holdings Inc.
2022 Term Loan, 0.00%, (1 Month Term SOFR + 3.75%), 08/01/25 (a) (b)	2,000	1,989
Camelot U.S. Acquisition LLC
Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 10/31/26 (a)	890	876
Centuri Group, Inc.
Term Loan B, 0.00%, (3 Month USD LIBOR + 2.50%), 08/27/28 (a) (b)	997	978
Chart Industries, Inc.
2022 Term Loan B, 0.00%, (SOFR + 3.75%), 12/08/29 (a) (b)	7,345	7,257
Clydesdale Acquisition Holdings Inc
Term Loan B, 8.36%, (1 Month Term SOFR + 4.18%), 03/30/29 (a)	5,721	5,437
CNT Holdings I Corp
2020 Term Loan, 7.24%, (3 Month Term SOFR + 3.50%), 10/16/27 (a)	4,323	4,177

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Covetrus, Inc.
Term Loan, 8.78%, (3 Month Term SOFR + 5.00%), 09/21/29 (a)	4,389	4,101
CP Atlas Buyer, Inc.
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 11/23/27 (a)	7,442	6,499
DG Investment Intermediate Holdings 2, Inc.
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 12/31/24 (a)	6,362	6,076
2022 Incremental Term Loan, 8.05%, (1 Month Term SOFR + 4.75%), 03/31/28 (a)	106	102
2022 Incremental Term Loan, 8.84%, (1 Month Term SOFR + 4.75%), 03/31/28 (a)	288	276
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, 7.57%, (1 Month USD LIBOR + 3.50%), 04/06/26 (a)	1,454	1,384
2020 Term Loan B1, 7.57%, (1 Month USD LIBOR + 3.50%), 04/06/26 (a)	2,705	2,573
Echo Global Logistics, Inc.
Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 11/09/28 (a)	2,377	2,227
Electrical Components International, Inc.
2018 1st Lien Term Loan, 8.32%, (1 Month USD LIBOR + 4.25%), 06/22/25 (a)	5,023	4,475
EOS Finco Sarl
2022 USD Term Loan, 9.61%, (3 Month Term SOFR + 6.00%), 08/03/29 (a)	265	256
First Student Bidco Inc
Term Loan C, 7.73%, (3 Month USD LIBOR + 3.00%), 07/12/28 (a)	2,165	1,951
Term Loan B, 7.73%, (3 Month USD LIBOR + 3.00%), 07/13/28 (a)	5,821	5,245
Focus Financial Partners, LLC
2022 Term Loan B5, 7.33%, (1 Month Term SOFR + 3.25%), 06/30/28 (a)	613	605
Foley Products Company, LLC
2021 Term Loan, 8.45%, (SOFR + 4.75%), 12/29/28 (a)	995	959
Gloves Buyer, Inc.
2021 Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 12/29/27 (a)	7,713	7,020
Griffon Corporation
Term Loan B, 7.01%, (PRIME + 1.50%), 01/24/29 (a)	996	977
Harbor Freight Tools USA, Inc.
2021 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 10/19/27 (a)	5,313	5,052
Kenan Advantage Group, Inc.
2021 Term Loan B1, 7.82%, (1 Month USD LIBOR + 3.75%), 12/31/24 (a)	4,433	4,311
LTI Holdings, Inc.
2019 Term Loan, 8.82%, (1 Month USD LIBOR + 4.75%), 07/24/26 (a) (c)	989	942
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, 9.17%, (3 Month USD LIBOR + 4.75%), 05/04/28 (a)	6,304	5,364
MEDICAL SOLUTIONS HOLDINGS INC
2021 1st Lien Term Loan, 7.94%, (1 Month USD LIBOR + 3.50%), 10/08/28 (a)	671	627
Neptune Bidco US Inc
2022 USD Term Loan B, 0.00%, (3 Month Term SOFR + 5.00%), 04/11/29 (a) (b)	575	512
2022 USD Term Loan B, 8.82%, (3 Month Term SOFR + 5.00%), 04/11/29 (a)	845	753
Oscar AcquisitionCo, LLC
Term Loan B, 8.15%, (3 Month Term SOFR + 4.50%), 04/29/29 (a)	539	509
Osmose Utilities Services, Inc.
Term Loan, 0.00%, (3 Month USD LIBOR + 3.25%), 06/18/28 (a) (b)	997	945
Pelican Products, Inc.
2021 Term Loan, 7.92%, (3 Month USD LIBOR + 4.25%), 11/16/28 (a)	3,066	2,729
2021 Term Loan, 8.42%, (3 Month USD LIBOR + 4.25%), 11/16/28 (a)	2,842	2,529
Pike Corporation
2021 Incremental Term Loan B, 0.00%, (1 Month USD LIBOR + 3.00%), 01/15/28 (a) (b)	1,000	985
2021 Incremental Term Loan B, 7.08%, (1 Month USD LIBOR + 3.00%), 01/15/28 (a)	1,000	985
Polaris Newco LLC
USD Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 06/03/28 (a)	8,599	7,828
Reynolds Group Holdings Inc.
2020 Term Loan B2, 7.32%, (1 Month USD LIBOR + 3.25%), 02/03/26 (a)	2,977	2,937
Service Logic Acquisition, Inc
Term Loan, 7.69%, (3 Month USD LIBOR + 4.00%), 10/23/27 (a)	6	6
Term Loan, 8.41%, (3 Month USD LIBOR + 4.00%), 10/23/27 (a)	2,513	2,374
Smyrna Ready Mix Concrete, LLC
Term Loan B, 0.00%, (1 Month Term SOFR + 4.25%), 03/24/29 (a) (b)	2,400	2,346
Spectrum Holdings III Corp.
1st Lien Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 01/26/25 (a)	4,652	4,249
SRS Distribution Inc.
2022 Incremental Term Loan, 7.69%, (1 Month Term SOFR + 3.50%), 06/02/28 (a)	997	951
Titan Acquisition Limited
2018 Term Loan B, 5.88%, (6 Month USD LIBOR + 3.00%), 03/16/25 (a)	3,639	3,392
TransDigm, Inc.
2020 Term Loan E, 0.00%, (3 Month USD LIBOR + 2.25%), 05/30/25 (a) (b)	2,494	2,464
2020 Term Loan E, 5.92%, (3 Month USD LIBOR + 2.25%), 05/30/25 (a)	2,985	2,949
Uber Technologies, Inc.
2021 Term Loan B, 8.23%, (3 Month USD LIBOR + 3.50%), 02/16/27 (a)	1,496	1,492
United Airlines, Inc.
2021 Term Loan B, 8.11%, (3 Month USD LIBOR + 3.75%), 04/14/28 (a)	3,987	3,930
USIC Holdings, Inc.
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 05/06/28 (a)	2,816	2,683
Vaco Holdings, LLC
2022 Term Loan, 8.70%, (3 Month Term SOFR + 5.00%), 01/07/29 (a)	5,829	5,601
2022 Term Loan, 9.19%, (3 Month Term SOFR + 5.00%), 01/07/29 (a)	211	202
Vertex Aerospace Services Corp.
2022 Incremental Term Loan, 0.00%, (SOFR + 4.00%), 12/22/28 (a) (b)	998	988
Vertical US Newco Inc
Term Loan B, 6.87%, (6 Month USD LIBOR + 3.50%), 07/29/27 (a)	2,985	2,868
Vertiv Group Corporation
2021 Term Loan B, 6.89%, (1 Month USD LIBOR + 2.75%), 03/02/27 (a)	8,158	7,856
Watlow Electric Manufacturing Company
Term Loan B, 8.15%, (3 Month Term SOFR + 3.75%), 03/18/28 (a)	2,770	2,658
		187,981
Information Technology 11.8%
Applied Systems, Inc.
2017 1st Lien Term Loan, 0.00%, (3 Month USD LIBOR + 3.00%), 09/06/24 (a) (b)	150	149
2022 Extended 1st Lien Term Loan, 8.66%, (3 Month Term SOFR + 4.50%), 09/19/26 (a)	330	328
AppLovin Corporation
2018 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 08/18/25 (a)	4,880	4,685
Arches Buyer Inc.
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 12/06/27 (a)	3,988	3,680
Array Technologies, Inc.
Term Loan B, 7.94%, (3 Month USD LIBOR + 3.25%), 10/07/27 (a)	1,444	1,376
Ascend Learning, LLC
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 11/18/28 (a)	995	939
Banff Merger Sub Inc
2021 USD 2nd Lien Term Loan, 9.57%, (1 Month USD LIBOR + 5.50%), 03/23/26 (a)	2,000	1,835

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
CDK Global, Inc.
2022 USD Term Loan B, 8.11%, (3 Month Term SOFR + 4.50%), 06/09/29 (a)	1,145	1,133
CMG Media Corporation
2021 Term Loan, 7.57%, (3 Month USD LIBOR + 3.50%), 12/17/26 (a)	8,714	8,139
CommScope, Inc.
2019 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 02/07/26 (a)	995	935
Conduent Business Services, LLC
2021 Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 10/15/28 (a)	2,932	2,791
ConnectWise, LLC
2021 Term Loan B, 0.00%, (3 Month USD LIBOR + 3.50%), 09/23/28 (a) (b)	997	945
Constant Contact Inc
Term Loan, 7.91%, (3 Month USD LIBOR + 4.00%), 12/31/24 (a)	996	873
CoreLogic, Inc.
Term Loan, 7.63%, (1 Month USD LIBOR + 3.50%), 04/14/28 (a)	1,492	1,241
Cornerstone OnDemand, Inc.
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 09/08/26 (a)	6,406	5,702
DCert Buyer, Inc.
2019 Term Loan B, 8.70%, (6 Month Term SOFR + 4.00%), 07/31/26 (a)	2,337	2,254
Delta TopCo, Inc.
2020 Term Loan B, 8.15%, (3 Month USD LIBOR + 3.75%), 10/07/27 (a)	2,709	2,495
Dotdash Meredith Inc
Term Loan B, 8.22%, (SOFR + 4.00%), 11/23/28 (a)	4,479	3,853
Endure Digital Inc.
Term Loan, 7.72%, (1 Month USD LIBOR + 3.50%), 01/27/28 (a)	6,776	6,073
Entegris, Inc.
2022 Term Loan B, 5.46%, (SOFR + 3.00%), 03/02/29 (a)	802	799
2022 Term Loan B, 7.09%, (SOFR + 3.00%), 03/02/29 (a)	198	198
Eta Australia Holdings III Pty Ltd
Term Loan, 8.09%, (1 Month USD LIBOR + 4.00%), 03/08/26 (a)	2,801	2,607
Finastra USA, Inc.
USD 1st Lien Term Loan, 6.87%, (3 Month USD LIBOR + 3.50%), 04/26/24 (a)	5,334	4,705
USD 2nd Lien Term Loan , 10.62%, (3 Month USD LIBOR + 7.25%), 04/27/25 (a)	950	703
Flexera Software LLC
2021 Term Loan B, 7.83%, (1 Month USD LIBOR + 3.75%), 01/26/28 (a)	499	477
Global Tel*Link Corporation
2018 1st Lien Term Loan, 8.34%, (3 Month USD LIBOR + 4.25%), 11/20/25 (a)	5,039	4,330
2018 2nd Lien Term Loan, 14.23%, (SOFR + 10.00%), 11/29/26 (a)	1,000	751
Go Daddy Operating Company, LLC
2021 Term Loan B4, 6.07%, (1 Month USD LIBOR + 2.00%), 08/10/27 (a)	995	984
Greeneden U.S. Holdings II, LLC
2020 USD Term Loan B4, 8.07%, (1 Month USD LIBOR + 4.00%), 10/08/27 (a)	510	489
Hyland Software, Inc.
2018 1st Lien Term Loan, 0.00%, (1 Month USD LIBOR + 3.50%), 07/01/24 (a) (b)	645	636
II-VI Incorporated
2022 Term Loan B, 6.92%, (3 Month USD LIBOR + 2.75%), 12/08/28 (a)	980	967
Indy US Bidco, LLC
2021 USD Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 03/06/28 (a) (c)	1,755	1,512
2021 USD Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 03/06/28 (a)	1,015	875
McAfee, LLC
2022 USD Term Loan B, 7.97%, (1 Month Term SOFR + 3.75%), 02/03/29 (a)	3,169	2,942
MedAssets Software Intermediate Holdings, Inc.
2021 Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 11/18/28 (a)	4,997	4,210
MH Sub I, LLC
2017 1st Lien Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 08/09/24 (a)	7,131	6,918
MKS Instruments, Inc.
2022 USD Term Loan B, 7.17%, (1 Month Term SOFR + 2.75%), 04/08/29 (a)	998	984
NortonLifeLock Inc.
2022 Term Loan B, 6.19%, (1 Month Term SOFR + 2.00%), 01/28/29 (a)	1,000	981
OneDigital Borrower LLC
2021 Term Loan, 8.49%, (SOFR + 4.25%), 11/16/27 (a)	2,098	1,977
Open Text Corporation
2022 Term Loan B, 0.00%, (SOFR + 3.50%), 11/16/29 (a) (b)	930	907
Peraton Corp.
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 02/22/28 (a)	8,691	8,472
PointClickCare Technologies, Inc.
Term Loan B, 0.00%, (6 Month USD LIBOR + 3.00%), 12/16/27 (a) (b)	727	706
Priority Payment Systems Holdings, LLC
2021 Term Loan, 9.82%, (3 Month USD LIBOR + 5.75%), 04/21/27 (a)	12	12
2021 Term Loan, 10.48%, (3 Month USD LIBOR + 5.75%), 04/21/27 (a)	4,751	4,716
Proofpoint, Inc.
1st Lien Term Loan, 7.98%, (3 Month USD LIBOR + 3.25%), 06/09/28 (a)	997	957
Quest Software US Holdings Inc.
2022 Term Loan, 8.49%, (SOFR + 4.25%), 01/19/29 (a)	6,372	4,889
Rackspace Technology Global, Inc.
2021 Term Loan B, 7.38%, (3 Month USD LIBOR + 2.75%), 02/02/28 (a)	997	620
RealPage, Inc
1st Lien Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 02/18/28 (a)	5,718	5,427
Rocket Software, Inc.
2018 Term Loan , 8.32%, (1 Month USD LIBOR + 4.25%), 11/20/25 (a)	3,730	3,582
2021 USD Incremental Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 11/28/25 (a)	985	947
SITEL Worldwide Corporation
2021 USD Term Loan, 7.83%, (1 Month USD LIBOR + 3.75%), 07/28/28 (a)	6,919	6,820
SkillSoft Corporation
2021 Term Loan, 9.58%, (1 Month Term SOFR + 5.25%), 12/31/24 (a)	2,916	2,420
Sophia, L.P.
2021 Term Loan B, 7.17%, (3 Month USD LIBOR + 3.50%), 10/07/27 (a)	1,492	1,437
SS&C Technologies Inc.
2018 Term Loan B5, 0.00%, (1 Month USD LIBOR + 1.75%), 04/15/25 (a) (b)	1,247	1,223
Tempo Acquisition LLC
2022 Term Loan B, 7.09%, (1 Month Term SOFR + 3.00%), 08/31/28 (a) (c)	995	991
TTM Technologies, Inc.
2017 Term Loan, 6.62%, (1 Month USD LIBOR + 2.50%), 09/28/24 (a)	1,000	998
Ultimate Software Group Inc (The)
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 04/08/26 (a)	2,487	2,394
2021 Term Loan, 7.00%, (3 Month USD LIBOR + 3.25%), 05/03/26 (a)	1,492	1,418
Verifone Systems, Inc.
2018 1st Lien Term Loan, 8.36%, (3 Month USD LIBOR + 4.00%), 08/09/25 (a)	3,172	2,903
ViaSat, Inc.
Term Loan, 8.70%, (1 Month Term SOFR + 4.50%), 02/23/29 (a)	3,636	3,531
		142,841

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Health Care 11.1%
Accelerated Health Systems, LLC
2022 Term Loan B, 7.95%, (3 Month Term SOFR + 4.25%), 02/01/29 (a)	9,051	7,320
ADMI Corp.
2021 Incremental Term Loan B3, 7.82%, (1 Month USD LIBOR + 3.75%), 12/23/27 (a)	2,488	2,260
Advisor Group, Inc.
2021 Term Loan, 8.57%, (1 Month USD LIBOR + 4.50%), 07/31/26 (a)	2,451	2,393
Amneal Pharmaceuticals LLC
2018 Term Loan B, 7.19%, (3 Month USD LIBOR + 3.50%), 03/26/25 (a)	1,662	1,485
2018 Term Loan B, 7.63%, (3 Month USD LIBOR + 3.50%), 03/26/25 (a)	1,691	1,511
ASP Navigate Acquisition Corp
Term Loan, 9.09%, (3 Month USD LIBOR + 4.50%), 09/30/27 (a)	3,761	3,653
Athenahealth, Inc.
2022 Delayed Draw Term Loan, 0.00%, (1 Month Term SOFR + 3.50%), 01/27/29 (a) (b)	485	436
2022 Term Loan B, 7.82%, (1 Month Term SOFR + 3.50%), 01/27/29 (a)	4,184	3,767
Auris Luxembourg III S.a.r.l.
2019 USD Term Loan B2, 7.82%, (6 Month USD LIBOR + 3.75%), 07/23/25 (a)	8	7
2019 USD Term Loan B2, 8.50%, (6 Month USD LIBOR + 3.75%), 07/23/25 (a)	8	7
2019 USD Term Loan B2, 8.68%, (6 Month USD LIBOR + 3.75%), 07/23/25 (a)	3,090	2,745
Azurity Pharmaceuticals, Inc.
2021 Term Loan B, 10.13%, (3 Month USD LIBOR + 6.00%), 09/28/27 (a)	3,031	2,811
Catalent Pharma Solutions Inc.
2021 Term Loan B3, 0.00%, (1 Month USD LIBOR + 2.00%), 05/18/26 (a) (b)	700	688
2021 Term Loan B3, 6.37%, (1 Month USD LIBOR + 2.00%), 05/18/26 (a)	2,100	2,063
CCRR Parent, Inc
Term Loan B, 7.83%, (1 Month USD LIBOR + 3.75%), 03/06/28 (a)	2,458	2,334
Da Vinci Purchaser Corp.
2019 Term Loan, 7.67%, (1 Month USD LIBOR + 4.00%), 12/10/26 (a)	2,583	2,338
2019 Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 12/10/26 (a)	1,559	1,410
DaVita, Inc.
2020 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 07/30/26 (a)	2,084	2,027
Ensemble RCM, LLC
Term Loan, 7.94%, (3 Month USD LIBOR + 3.75%), 07/24/26 (a)	1,496	1,477
Gainwell Acquisition Corp.
Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 08/17/27 (a)	4,652	4,355
Global Medical Response, Inc.
2017 Incremental Term Loan, 8.32%, (1 Month USD LIBOR + 4.25%), 09/26/24 (a)	3,455	2,431
2020 Term Loan B, 8.42%, (1 Month USD LIBOR + 4.25%), 09/24/25 (a)	3,978	2,772
Hunter Holdco 3 Limited
USD Term Loan B, 7.92%, (3 Month USD LIBOR + 4.25%), 08/05/28 (a)	6,892	6,745
ICON Luxembourg S.A.R.L.
LUX Term Loan, 0.00%, (3 Month USD LIBOR + 2.25%), 12/31/49 (a) (b)	957	953
Illuminate Merger Sub Corp.
1st Lien Term Loan, 6.38%, (3 Month USD LIBOR + 3.50%), 06/30/28 (a)	1,482	1,332
2nd Lien Term Loan, 9.63%, (1 Month USD LIBOR + 6.75%), 06/29/29 (a)	1,000	828
Insulet Corporation
Term Loan B, 0.00%, (3 Month Term SOFR + 3.25%), 04/29/28 (a) (b)	685	674
Term Loan B, 7.32%, (3 Month Term SOFR + 3.25%), 04/29/28 (a)	65	64
Jazz Financing Lux S.a.r.l.
USD Term Loan , 7.57%, (1 Month USD LIBOR + 3.50%), 04/22/28 (a)	897	888
Knight Health Holdings LLC
Term Loan B, 9.32%, (1 Month USD LIBOR + 5.25%), 12/15/28 (a)	7,031	4,096
Lonza Group AG
USD Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 04/29/28 (a)	9,347	8,541
LSCS Holdings, Inc.
2021 1st Lien Term Loan, 8.17%, (1 Month USD LIBOR + 4.50%), 11/23/28 (a)	2,448	2,332
MED ParentCo LP
1st Lien Term Loan, 8.32%, (1 Month USD LIBOR + 4.25%), 08/01/26 (a)	995	845
Medical Solutions Holdings, Inc.
2021 1st Lien Term Loan, 6.38%, (1 Month USD LIBOR + 3.50%), 10/08/28 (a)	4,445	4,155
Medline Borrower, LP
USD Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 09/30/28 (a)	7,987	7,579
NAPA Management Services Corporation
Term Loan B, 9.55%, (SOFR + 5.25%), 02/15/29 (a)	4,963	4,012
National Mentor Holdings, Inc.
2021 Term Loan C, 7.42%, (3 Month USD LIBOR + 3.75%), 02/18/28 (a)	168	117
2021 Term Loan, 7.43%, (3 Month USD LIBOR + 3.75%), 02/18/28 (a)	2,891	2,012
2021 Term Loan, 7.83%, (3 Month USD LIBOR + 3.75%), 02/18/28 (a)	2,350	1,636
One Call Corporation
2021 Term Loan, 9.88%, (3 Month USD LIBOR + 5.50%), 04/08/27 (a)	2,917	2,382
Owens & Minor, Inc.
2022 Term Loan B, 7.83%, (1 Month Term SOFR + 3.75%), 03/23/29 (a)	1,273	1,273
2022 Term Loan B, 7.94%, (1 Month Term SOFR + 3.75%), 03/23/29 (a)	2,585	2,585
Packaging Coordinators Midco, Inc.
2020 1st Lien Term Loan, 0.00%, (3 Month USD LIBOR + 3.50%), 11/30/27 (a) (b)	997	944
Padagis LLC
Term Loan B, 8.49%, (3 Month USD LIBOR + 4.75%), 06/30/28 (a)	2,750	2,425
Parexel International Corporation
2021 1st Lien Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 08/10/28 (a)	997	959
Pluto Acquisition I, Inc.
2021 1st Lien Term Loan, 8.73%, (3 Month USD LIBOR + 4.00%), 06/20/26 (a)	1,502	1,006
PRA Health Sciences, Inc.
US Term Loan, 0.00%, (3 Month USD LIBOR + 2.25%), 06/16/28 (a) (b)	238	238
Radiology Partners Inc
2018 1st Lien Term Loan B, 8.64%, (3 Month USD LIBOR + 4.25%), 06/28/25 (a)	6,305	5,271
Surgery Center Holdings, Inc.
2021 Term Loan, 8.05%, (3 Month USD LIBOR + 3.75%), 08/31/26 (a)	6,365	6,277
U.S. Anesthesia Partners, Inc.
2021 Term Loan, 8.37%, (1 Month USD LIBOR + 4.25%), 09/22/28 (a)	7,488	7,119
Upstream Rehabilition, Inc.
2021 Term Loan, 8.06%, (SOFR + 4.25%), 11/20/26 (a)	4,803	4,126
Wellpath Holdings, Inc.
2018 1st Lien Term Loan, 9.57%, (3 Month USD LIBOR + 5.50%), 09/25/25 (a)	11	9
2018 1st Lien Term Loan, 9.91%, (3 Month USD LIBOR + 5.50%), 09/25/25 (a)	4,328	3,380
		135,093
Communication Services 10.7%
ABG Intermediate Holdings 2 LLC
2021 Term Loan B1, 7.69%, (SOFR + 3.50%), 12/08/28 (a)	7,451	7,199
2021 2nd Lien Term Loan, 10.19%, (SOFR + 6.00%), 12/10/29 (a)	2,500	2,276
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Allen Media, LLC
2021 Term Loan B, 9.20%, (3 Month USD LIBOR + 5.50%), 02/10/27 (a) (c)	7,022	5,727
Altice Financing SA
2022 USD Term Loan B2, 9.57%, (3 Month Term SOFR + 5.00%), 10/31/27 (a)	3,811	3,639
Altice France S.A.
USD Term Loan B12, 7.77%, (3 Month USD LIBOR + 3.69%), 01/31/26 (a)	3,392	3,135
2018 Term Loan B13, 8.65%, (3 Month USD LIBOR + 4.00%), 07/13/26 (a)	4,859	4,508
AMC Entertainment Holdings, Inc.
2019 Term Loan B, 7.27%, (1 Month USD LIBOR + 3.00%), 03/20/26 (a)	6,875	3,702
Cablevision Lightpath LLC
Term Loan B, 7.57%, (1 Month USD LIBOR + 3.25%), 09/15/27 (a)	2,695	2,572
CenturyLink, Inc.
2020 Term Loan B, 6.32%, (1 Month USD LIBOR + 2.25%), 03/15/27 (a)	4,959	4,703
Charter Communications Operating, LLC
2019 Term Loan B2, 5.51%, (1 Month USD LIBOR + 1.75%), 02/01/27 (a)	995	970
Clear Channel Outdoor Holdings, Inc.
Term Loan B, 7.57%, (3 Month USD LIBOR + 3.50%), 08/08/26 (a)	13	12
Term Loan B, 7.91%, (3 Month USD LIBOR + 3.50%), 08/08/26 (a)	4,901	4,455
Consolidated Communications, Inc.
2021 Term Loan B, 7.63%, (1 Month USD LIBOR + 3.50%), 09/15/27 (a)	5,020	4,417
Coral-US Co-Borrower, LLC
2020 Term Loan B2, 0.00%, (1 Month USD LIBOR + 2.25%), 01/22/28 (a) (b)	1,000	966
CSC Holdings, LLC
2019 Term Loan B5, 6.82%, (1 Month USD LIBOR + 2.50%), 04/15/27 (a)	1,995	1,775
Diamond Sports Group, LLC
2022 2nd Lien Term Loan, 7.57%, (1 Month Term SOFR + 3.25%), 08/24/26 (a) (c)	2,967	356
DirecTV Financing, LLC
Term Loan, 9.07%, (1 Month USD LIBOR + 5.00%), 07/22/27 (a)	7,266	7,058
Formula One Holdings Limited.
Term Loan B, 7.34%, (3 Month Term SOFR + 3.25%), 01/15/30 (a)	2,681	2,678
Frontier Communications Corp.
2021 1st Lien Term Loan, 7.44%, (3 Month USD LIBOR + 3.75%), 10/08/27 (a)	995	947
GOGO Intermediate Holdings LLC
Term Loan B, 8.16%, (3 Month USD LIBOR + 3.75%), 04/21/28 (a)	5,381	5,327
Gray Television, Inc.
2021 Term Loan D, 0.00%, (1 Month USD LIBOR + 3.00%), 10/27/28 (a) (b)	2,100	2,035
Houghton Mifflin Harcourt Publishing Company
2022 Term Loan, 9.44%, (1 Month Term SOFR + 5.25%), 04/04/29 (a)	4,190	3,971
Intelsat Jackson Holdings S.A.
2021 Exit Term Loan B, 7.44%, (SOFR + 4.50%), 01/25/29 (a)	5,757	5,544
LCPR Loan Financing LLC
2021 Term Loan B, 0.00%, (1 Month USD LIBOR + 3.75%), 09/25/28 (a) (b)	1,000	989
Level 3 Financing Inc.
2019 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 03/01/27 (a)	5,125	4,901
Northwest Fiber, LLC
2021 Term Loan, 7.98%, (3 Month USD LIBOR + 3.75%), 04/30/27 (a)	995	964
PUG LLC
USD Term Loan , 7.57%, (1 Month USD LIBOR + 3.50%), 01/31/27 (a)	3,511	2,891
Radiate Holdco, LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 09/25/26 (a)	5,110	4,133
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 0.00%, (3 Month USD LIBOR + 4.50%), 06/20/24 (a) (b)	997	742
2017 1st Lien Term Loan, 8.17%, (3 Month USD LIBOR + 4.50%), 06/20/24 (a)	5,906	4,396
2017 2nd Lien Term Loan, 12.66%, (3 Month USD LIBOR + 8.25%), 06/30/25 (a)	400	260
Solis IV BV
USD Term Loan B1, 7.86%, (3 Month Term SOFR + 3.50%), 02/09/29 (a)	8,397	7,354
SRAM, LLC
2021 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 05/12/28 (a)	910	883
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 7.04%, (3 Month Term SOFR + 3.25%), 07/04/28 (a)	4,404	4,379
Telenet Financing USD LLC
2020 USD Term Loan AR, 6.32%, (1 Month USD LIBOR + 2.00%), 04/21/29 (a)	3,000	2,915
Univision Communications Inc.
2022 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 05/06/28 (a)	995	963
Virgin Media Bristol LLC
USD Term Loan N, 6.82%, (1 Month USD LIBOR + 2.50%), 10/03/27 (a)	7,800	7,658
Windstream Services, LLC
2020 Exit Term Loan B, 0.00%, (1 Month USD LIBOR + 6.25%), 08/24/27 (a) (b)	997	900
Zacapa S.A.R.L
2022 Term Loan, 7.80%, (SOFR + 4.25%), 02/10/29 (a)	7,269	6,971
Zayo Group Holdings, Inc.
USD Term Loan , 7.07%, (1 Month USD LIBOR + 3.00%), 02/18/27 (a)	1,500	1,211
		130,482
Financials 6.9%
Acrisure, LLC
2020 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 01/30/27 (a)	4,014	3,758
2021 Incremental Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 02/15/27 (a)	494	468
2021 First Lien Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 02/15/27 (a)	1,631	1,576
2022 Incremental Term Loan, 9.92%, (3 Month Term SOFR + 5.75%), 02/15/27 (a)	475	470
AI Mistral Holdco Limited
2017 Term Loan B, 10.09%, (1 Month USD LIBOR + 6.00%), 01/26/24 (a)	1,656	1,524
AlixPartners, LLP
2021 USD Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 02/04/28 (a)	995	985
Alliant Holdings Intermediate, LLC
2021 Term Loan B4, 7.85%, (1 Month USD LIBOR + 3.50%), 11/06/27 (a)	1,244	1,214
Aretec Group, Inc.
2018 Term Loan , 8.44%, (1 Month Term SOFR + 4.25%), 08/15/25 (a)	2,388	2,329
Asurion LLC
2020 Term Loan B8, 7.32%, (1 Month USD LIBOR + 3.25%), 12/31/23 (a)	4,544	4,042
2021 2nd Lien Term Loan B3, 9.32%, (1 Month USD LIBOR + 5.25%), 02/05/28 (a)	3,500	2,715
2021 Second Lien Term Loan B4, 0.00%, (1 Month USD LIBOR + 5.25%), 01/15/29 (a) (b)	1,000	773
2021 Second Lien Term Loan B4, 9.32%, (1 Month USD LIBOR + 5.25%), 01/15/29 (a)	3,500	2,705
Atlas CC Acquisition Corp
Term Loan B, 8.98%, (3 Month USD LIBOR + 4.25%), 04/29/28 (a)	5,599	4,691
Term Loan C, 8.98%, (3 Month USD LIBOR + 4.25%), 04/29/28 (a)	1,139	954
BCP Renaissance Parent LLC
2022 Term Loan B3, 7.05%, (3 Month Term SOFR + 3.50%), 10/31/26 (a) (c)	6,427	6,354
Citadel Securities LP
2021 Term Loan B, 6.70%, (1 Month Term SOFR + 2.50%), 02/01/28 (a)	997	977

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Edelman Financial Center, LLC
2021 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 03/15/28 (a)	2,076	1,932
Harbourvest Partners, LLC
2018 Term Loan B, 6.59%, (1 Month USD LIBOR + 2.25%), 02/21/25 (a)	951	944
Hertz Corporation, (The)
2021 Term Loan B, 0.00%, (1 Month USD LIBOR + 3.25%), 06/11/28 (a) (b)	4,703	4,600
2021 Term Loan C, 0.00%, (1 Month USD LIBOR + 3.25%), 06/11/28 (a) (b)	897	878
Hub International Limited
2021 Term Loan B, 7.23%, (3 Month USD LIBOR + 3.25%), 04/25/25 (a)	6	6
2021 Term Loan B, 7.53%, (3 Month USD LIBOR + 3.25%), 04/25/25 (a)	2,481	2,456
2022 Term Loan B, 8.22%, (3 Month Term SOFR + 4.00%), 10/31/29 (a)	205	203
Hudson River Trading LLC
2021 Term Loan, 7.20%, (SOFR + 3.00%), 03/17/28 (a)	3,970	3,747
INEOS Enterprises Holdings US Finco LLC
2020 USD Term Loan B, 8.23%, (3 Month USD LIBOR + 3.50%), 07/29/26 (a)	3,338	3,194
ION Trading Finance Limited
2021 USD Term Loan, 8.42%, (3 Month USD LIBOR + 4.75%), 03/26/28 (a)	5,476	5,179
Jane Street Group, LLC
2021 Term Loan, 6.82%, (1 Month USD LIBOR + 2.75%), 01/21/28 (a)	1,995	1,933
LSF11 A5 Holdco LLC
Term Loan, 7.70%, (SOFR + 3.50%), 09/30/28 (a)	2,336	2,253
LSF11 Skyscraper Holdco S.a r.l.
2021 USD Term Loan B, 7.17%, (3 Month USD LIBOR + 3.50%), 09/30/27 (a) (d)	2,825	2,740
Park River Holdings Inc
Term Loan, 6.99%, (3 Month USD LIBOR + 3.25%), 01/20/28 (a)	2,881	2,510
RLG Holdings, LLC
2021 Term Loan, 8.07%, (1 Month USD LIBOR + 4.00%), 07/02/28 (a)	3,192	2,998
2021 2nd Lien Term Loan, 11.57%, (1 Month USD LIBOR + 7.50%), 07/02/29 (a)	1,000	933
Superannuation and Investments US LLC
USD Term Loan , 0.00%, (1 Month USD LIBOR + 3.75%), 09/23/28 (a) (b)	670	657
Sweetwater Borrower, LLC
Term Loan B, 8.38%, (1 Month USD LIBOR + 4.25%), 12/31/24 (a)	4,416	4,085
Trans Union, LLC
2019 Term Loan B5, 0.00%, (1 Month USD LIBOR + 1.75%), 11/13/26 (a) (b)	997	982
USI, Inc.
2022 Incremental Term Loan, 7.68%, (1 Month Term SOFR + 3.75%), 11/16/29 (a)	995	984
Venga Finance Sarl
2021 USD Term Loan B, 9.48%, (3 Month USD LIBOR + 4.75%), 11/03/28 (a)	4,573	4,178
VFH Parent LLC
2022 Term Loan B, 7.42%, (SOFR + 3.00%), 01/07/29 (a)	1,000	972
Walker & Dunlop, Inc.
2022 Incremental Term Loan B, 0.00%, (SOFR + 3.00%), 12/14/28 (a) (b)	260	256
		84,155
Materials 6.6%
Aruba Investments, Inc.
2022 USD Incremental Term Loan, 9.07%, (1 Month Term SOFR + 4.75%), 11/04/27 (a) (d)	345	324
Axalta Coating Systems Dutch Holding B B.V.
2022 USD Term Loan B, 0.00%, (SOFR + 3.00%), 11/30/29 (a) (b)	145	145
BCPE Empire Holdings, Inc.
2022 Incremental Term Loan, 8.81%, (1 Month Term SOFR + 4.63%), 06/11/26 (a)	995	965
Brook and Whittle Holding Corp.
2021 First Lien Term Loan, 8.55%, (3 Month Term SOFR + 4.00%), 12/14/28 (a) (c)	4,960	4,348
Chemours Company (The)
2018 USD Term Loan B, 0.00%, (1 Month USD LIBOR + 1.75%), 03/27/25 (a) (b)	415	407
2018 USD Term Loan B, 5.83%, (1 Month USD LIBOR + 1.75%), 03/27/25 (a)	1,079	1,057
Diamond (BC) B.V.
2021 Term Loan B, 0.00%, (3 Month USD LIBOR + 2.75%), 09/14/28 (a) (b)	997	963
Discovery Purchaser Corporation
Term Loan, 7.97%, (3 Month Term SOFR + 4.38%), 08/04/29 (a)	5,389	4,900
2nd Lien Term Loan, 10.59%, (3 Month Term SOFR + 7.00%), 08/04/30 (a)	1,000	870
Eastman Chemical Company
2021 Term Loan B, 9.32%, (1 Month USD LIBOR + 5.25%), 08/12/28 (a)	4,081	3,316
Geon Performance Solutions, LLC
2021 Term Loan, 0.00%, (3 Month USD LIBOR + 4.75%), 08/10/28 (a) (b)	2,037	1,976
Hexion Holdings Corporation
2022 USD Term Loan, 8.93%, (SOFR + 4.50%), 03/02/29 (a)	998	854
Ineos US Finance LLC
2022 USD Term Loan B, 0.00%, (SOFR + 3.75%), 11/02/27 (a) (b)	6,000	5,897
Klockner-Pentaplast of America, Inc.
2021 Term Loan B, 8.26%, (3 Month USD LIBOR + 4.75%), 02/04/26 (a)	7,528	6,656
LTI Holdings, Inc.
2018 Add On 1st Lien Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 08/15/25 (a)	1,628	1,555
New Arclin U.S. Holding Corp.
2021 Delayed Draw Term Loan , 1.00%, (3 Month USD LIBOR + 1.00%), 09/22/28 (a)	128	112
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 09/22/28 (a)	868	760
Olympus Water US Holding Corporation
2022 Incremental Term Loan, 0.00%, (3 Month Term SOFR + 4.50%), 11/09/28 (a) (b)	998	965
Onex TSG Intermediate Corp.
2021 Term Loan B, 9.16%, (3 Month USD LIBOR + 4.75%), 02/23/28 (a)	4,289	3,807
Pathway Vet Alliance LLC
2021 Term Loan, 7.42%, (3 Month USD LIBOR + 3.75%), 03/31/27 (a)	1,492	1,234
Plaze, Inc.
2019 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 07/17/26 (a)	3,843	3,430
2020 Incremental Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 08/03/26 (a)	985	879
PMHC II, Inc.
2022 Term Loan B, 8.49%, (3 Month Term SOFR + 4.25%), 02/03/29 (a)	2,758	2,324
Polar US Borrower, LLC
2018 1st Lien Term Loan, 9.02%, (3 Month USD LIBOR + 4.75%), 08/21/25 (a)	5,704	4,580
Pretium PKG Holdings, Inc.
2021 1st Lien Term Loan, 7.74%, (3 Month USD LIBOR + 4.00%), 09/22/28 (a)	881	699
2021 1st Lien Term Loan, 7.74%, (3 Month USD LIBOR + 4.00%), 09/22/28 (a)	1,713	1,361
2021 1st Lien Term Loan, 8.73%, (3 Month USD LIBOR + 4.00%), 09/22/28 (a)	859	682
2021 2nd Lien Term Loan, 10.49%, (3 Month USD LIBOR + 6.75%), 09/22/29 (a)	1,000	603
2021 2nd Lien Term Loan, 11.48%, (3 Month USD LIBOR + 6.75%), 09/22/29 (a)	1,000	603
Quikrete Holdings, Inc.
2016 1st Lien Term Loan, 6.70%, (1 Month USD LIBOR + 2.63%), 11/03/23 (a)	6,444	6,363
RelaDyne Inc.
2022 Term Loan B, 8.34%, (SOFR + 4.25%), 01/25/29 (a)	3,647	3,529

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Runner Buyer, Inc.
2021 Term Loan B, 10.23%, (3 Month USD LIBOR + 5.50%), 10/08/28 (a) (d)	6,118	4,282
Smyrna Ready Mix Concrete, LLC
Term Loan B, 8.44%, (1 Month Term SOFR + 4.25%), 03/24/29 (a)	1,493	1,459
Trident TPI Holdings, Inc.
2017 USD Term Loan B1, 6.92%, (3 Month USD LIBOR + 3.25%), 10/05/24 (a)	4,419	4,360
2021 Delayed Draw Term Loan , 7.67%, (3 Month USD LIBOR + 4.00%), 07/22/26 (a)	168	161
2021 Incremental Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 07/22/26 (a)	1,892	1,813
2021 Delayed Draw Term Loan , 8.07%, (3 Month USD LIBOR + 4.00%), 07/22/26 (a)	101	97
Zep Inc.
2017 1st Lien Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 08/11/24 (a)	2,445	2,105
		80,441
Consumer Staples 5.2%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 09/19/25 (a)	1,990	1,649
2021 Incremental Term Loan, 8.82%, (1 Month USD LIBOR + 4.75%), 10/01/25 (a)	1,955	1,618
Anastasia Parent, LLC
2018 Term Loan B, 0.00%, (3 Month USD LIBOR + 3.75%), 08/03/25 (a) (b)	1,000	738
BCPE North Star US HoldCo 2, Inc.
Term Loan, 7.67%, (3 Month USD LIBOR + 4.00%), 06/09/28 (a)	4,104	3,755
Term Loan, 8.37%, (3 Month USD LIBOR + 4.00%), 06/09/28 (a)	364	333
BJ's Wholesale Club, Inc.
2017 1st Lien Term Loan, 0.00%, (1 Month USD LIBOR + 2.00%), 02/03/24 (a) (b)	255	255
Charlotte Buyer, Inc.
1st Lien Term Loan, 9.53%, (3 Month Term SOFR + 5.25%), 02/03/28 (a)	5,475	5,176
Chobani, LLC
2020 Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 10/20/27 (a)	995	973
Del Monte Foods, Inc.
2022 Term Loan, 8.57%, (SOFR + 4.25%), 02/15/29 (a)	1,000	969
H Food Holdings LLC
2018 Term Loan B, 7.76%, (1 Month USD LIBOR + 3.69%), 05/17/25 (a)	5,184	4,585
kdc/one Development Corporation, Inc.
2020 Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 12/21/25 (a)	997	961
MPH Acquisition Holdings LLC
2021 Term Loan B, 8.98%, (3 Month USD LIBOR + 4.25%), 08/17/28 (a)	2,809	2,387
Olaplex, Inc
2022 Term Loan, 7.92%, (SOFR + 3.50%), 02/17/29 (a) (d)	1,949	1,813
PECF USS Intermediate Holding III Corporation
Term Loan B, 8.32%, (1 Month USD LIBOR + 4.25%), 11/04/28 (a)	3,236	2,689
Portillo's Holdings, LLC
2019 1st Lien Term Loan B3, 9.57%, (1 Month USD LIBOR + 5.50%), 08/02/24 (a)	1,516	1,502
Primary Products Finance LLC
Term Loan, 0.00%, (3 Month USD LIBOR + 4.00%), 10/25/28 (a) (b)	6,000	5,883
Shearer's Foods, Inc.
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 09/15/27 (a)	6,730	6,401
Sigma Bidco B.V.
2018 USD Term Loan B2, 5.90%, (6 Month USD LIBOR + 3.00%), 03/07/25 (a)	5,091	4,594
Sunshine Investments B.V.
2022 USD Term Loan, 8.52%, (3 Month Term SOFR + 4.25%), 05/05/29 (a)	5,646	5,441
Triton Water Holdings, Inc
Term Loan, 7.17%, (3 Month USD LIBOR + 3.50%), 03/16/28 (a)	7,201	6,672
Verscend Holding Corp.
2021 Term Loan B, 8.07%, (1 Month USD LIBOR + 4.00%), 08/27/25 (a)	5,030	4,988
		63,382
Energy 1.9%
AL NGPL Holdings, LLC
Term Loan B, 7.53%, (3 Month USD LIBOR + 3.75%), 04/16/28 (a)	2,824	2,784
BCP Renaissance Parent LLC
2022 Term Loan B3, 7.05%, (3 Month Term SOFR + 3.50%), 10/31/26 (a)	1,050	1,038
CQP Holdco LP
2021 Term Loan B, 7.42%, (3 Month USD LIBOR + 3.75%), 05/26/28 (a)	6,669	6,629
Delek US Holdings, Inc.
2022 Term Loan B, 0.00%, (1 Month Term SOFR + 3.50%), 11/10/29 (a) (b)	625	600
Esdec Solar Group B.V.
Term Loan B, 8.92%, (3 Month USD LIBOR + 4.75%), 08/23/28 (a)	253	244
Medallion Midland Acquisition, LLC
2021 Term Loan, 7.42%, (3 Month USD LIBOR + 3.75%), 10/18/28 (a)	2,686	2,657
Natgasoline LLC
Term Loan B, 7.63%, (1 Month USD LIBOR + 3.50%), 10/31/25 (a)	2,841	2,756
Pilot Travel Centers LLC
2021 Term Loan B, 6.19%, (1 Month Term SOFR + 2.00%), 07/29/28 (a)	997	985
Traverse Midstream Partners LLC
2017 Term Loan, 8.80%, (3 Month Term SOFR + 4.25%), 09/22/24 (a)	5,383	5,364
		23,057
Utilities 1.0%
Helix Gen Funding, LLC
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 03/02/24 (a)	5,328	5,237
Pacific Gas & Electric Company
2020 Term Loan, 7.13%, (1 Month USD LIBOR + 3.00%), 06/18/25 (a)	7,529	7,461
		12,698
Real Estate 0.1%
Cushman & Wakefield U.S. Borrower, LLC
2020 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 08/15/25 (a)	995	970
Total Senior Floating Rate Instruments (cost $1,181,803)		1,095,000
CORPORATE BONDS AND NOTES 3.6%
Communication Services 0.9%
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28 (e)	1,614	1,185
Dish Network Corporation
11.75%, 11/15/27 (e)	285	293
Frontier Communications Parent, Inc.
6.75%, 05/01/29 (e)	1,438	1,189
iHeartCommunications, Inc.
8.38%, 05/01/27	710	605
Iliad Holding
7.00%, 10/15/28 (e)	2,936	2,663
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (e)	1,564	1,469
Liberty Media Corporation
8.25%, 02/01/30	1,745	784
Stagwell Inc.
5.63%, 08/15/29 (e)	1,805	1,488
Telesat Canada
6.50%, 10/15/27 (e)	2,102	618
Terrier Media Buyer, Inc.
8.88%, 12/15/27 (e)	1,132	852
		11,146
Energy 0.9%
Antero Midstream Partners LP
5.75%, 03/01/27 (e)	2,680	2,532

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (e)	3,760	3,661
Citgo Petroleum Corporation
7.00%, 06/15/25 (e)	85	83
6.38%, 06/15/26 (e)	15	14
Hilcorp Energy I, L.P.
5.75%, 02/01/29 (e)	2,885	2,578
New Fortress Energy Inc.
6.75%, 09/15/25 (e)	25	24
6.50%, 09/30/26 (e)	10	9
USA Compression Finance Corp.
6.88%, 09/01/27	2,060	1,932
		10,833
Financials 0.7%
Acrisure, LLC
7.00%, 11/15/25 (e)	2,125	1,954
Navient Corporation
6.75%, 06/15/26	2,270	2,168
OneMain Finance Corporation
3.50%, 01/15/27	2,955	2,448
VistaJet Malta Finance P.L.C.
6.38%, 02/01/30 (e)	2,348	1,886
		8,456
Industrials 0.5%
Fortress Transportation And Infrastructure Investors LLC
6.50%, 10/01/25 (e)	2,577	2,425
Rolls-Royce PLC
5.75%, 10/15/27 (e)	2,730	2,594
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (e)	621	578
4.63%, 04/15/29 (e)	856	747
		6,344
Consumer Discretionary 0.3%
NMG Holding Company, Inc.
7.13%, 04/01/26 (e)	2,445	2,300
PM General Purchaser LLC
9.50%, 10/01/28 (e)	1,489	1,132
Rivian Holdings LLC
10.54%, (6 Month USD LIBOR + 6.00%), 10/15/26 (a) (e)	5	5
		3,437
Information Technology 0.2%
AMS-Osram AG
7.00%, 07/31/25 (e)	2,612	2,457
Consumer Staples 0.1%
Sigma Holdco B.V.
7.88%, 05/15/26 (e)	1,062	752
Total Corporate Bonds And Notes (cost $49,918)		43,425
COMMON STOCKS 0.0%
Communication Services 0.0%
Clear Channel Outdoor Holdings, Inc. (f)	112	118
iHeartMedia, Inc. - Class A (f)	48	293
		411
Financials 0.0%
AFGlobal Corporation (d) (g)	39	20
Freedom Group Inc. (d) (f)	57	—
Health Care 0.0%
Inotiv, Inc. (f)	3	15
Energy 0.0%
Vantage Drilling International (f)	1	7
Consumer Discretionary 0.0%
Constellis Holdings, Inc. (d) (f)	21	5
Total Common Stocks (cost $7,579)		458
OTHER EQUITY INTERESTS 0.0%
Paragon Offshore Ltd. (d) (f) (h)	8	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 8.2%
Investment Companies 8.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (i) (j)	99,489	99,489
Total Short Term Investments (cost $99,489)		99,489
Total Investments 101.8% (cost $1,338,789)		1,238,372
Other Assets and Liabilities, Net (1.8)%		(22,268)
Total Net Assets 100.0%		1,216,104

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(c) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $35,488 and 2.9% of the Fund.

(f) Non-income producing security.

(g) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(h) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/PPM America Floating Rate Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
AFGlobal Corporation	07/13/17	2,907	20	—

JNL/PPM America Floating Rate Income Fund – Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation/(Depreciation) ($)
Athenahealth, Inc. - 2022 Delayed Draw Term Loan	227	(22)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PPM America Floating Rate Income Fund
Assets - Securities
Senior Floating Rate Instruments	—	1,085,683	9,317	1,095,000
Corporate Bonds And Notes	—	43,425	—	43,425
Common Stocks	433	—	25	458
Other Equity Interests	—	—	—	—
Short Term Investments	99,489	—	—	99,489
	99,922	1,129,108	9,342	1,238,372
Liabilities - Securities
Senior Floating Rate Instruments[1]	—	(22)	—	(22)
	—	(22)	—	(22)

1 Unfunded commitments are not reflected in total investments in the Schedule of Investments. Net unrealized appreciation (depreciation) is reflected as an asset or liability, if applicable, in the table. See Unfunded Commitments table following Schedule of Investments.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/PPM America High Yield Bond Fund
CORPORATE BONDS AND NOTES 89.0%
Consumer Discretionary 15.8%
Bath & Body Works, Inc.
7.50%, 06/15/29 (a)	4,053	3,997
6.88%, 11/01/35	4,284	3,808
Boyd Gaming Corporation
4.75%, 06/15/31 (b)	5,886	5,123
Carnival Corporation
7.63%, 03/01/26 (a) (b)	6,606	5,276
5.75%, 03/01/27 (b)	8,361	5,966
9.88%, 08/01/27 (b)	10,143	9,608
4.00%, 08/01/28 (b)	1,298	1,057
CDI Escrow Issuer Inc
5.75%, 04/01/30 (b)	4,653	4,195
Clarios Global LP
8.50%, 05/15/27 (b)	6,927	6,777
Dana Incorporated
5.38%, 11/15/27	1,146	1,063
5.63%, 06/15/28	2,410	2,192
4.25%, 09/01/30	362	292
4.50%, 02/15/32	4,760	3,843
EG Global Finance PLC
8.50%, 10/30/25 (b)	4,993	4,677
Eldorado Resorts, Inc.
8.13%, 07/01/27 (b)	4,609	4,533
Ford Motor Company
6.63%, 10/01/28	2,051	2,041
9.63%, 04/22/30	2,174	2,462
5.29%, 12/08/46	1,388	1,063
General Motors Company
5.60%, 10/15/32	3,846	3,587
Hawaiian Brand Intellectual Property, Ltd.
5.75%, 01/20/26 (b)	9,725	8,799
Hilton Grand Vacations Borrower LLC
5.00%, 06/01/29 (b)	1,714	1,488
4.88%, 07/01/31 (b)	6,513	5,331
IHOL Verwaltungs GmbH
6.38%, 05/15/29 (b) (c)	6,567	5,544
International Game Technology PLC
4.13%, 04/15/26 (b)	2,200	2,059
5.25%, 01/15/29 (b)	4,054	3,805
Jacobs Entertainment, Inc.
6.75%, 02/15/29 (b)	8,802	8,005
Jaguar Land Rover Automotive PLC
5.63%, 02/01/23 (b)	2,867	2,856
7.75%, 10/15/25 (b)	3,835	3,566
5.88%, 01/15/28 (b)	1,870	1,439
5.50%, 07/15/29 (b)	6,265	4,461
KB Home
4.80%, 11/15/29	2,550	2,220
7.25%, 07/15/30	2,745	2,666
Macys Retail Holdings
5.88%, 03/15/30 (b)	3,918	3,406
6.13%, 03/15/32 (b)	5,762	4,843
Magic Mergeco, Inc.
5.25%, 05/01/28 (b)	3,685	2,976
Majordrive Holdings IV, LLC
6.38%, 06/01/29 (b)	7,284	5,440
MCE Finance Limited
5.38%, 12/04/29 (b)	5,671	4,576
Midwest Gaming Borrower, LLC
4.88%, 05/01/29 (b)	4,766	4,072
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (b)	2,674	2,664
Nemak, S.A.B. de C.V.
3.63%, 06/28/31 (b)	3,654	2,826
Newell Brands Inc.
6.63%, 09/15/29 (a)	2,343	2,313
Nissan Motor Acceptance Corporation
2.75%, 03/09/28 (b)	2,770	2,249
Nissan Motor Co., Ltd.
4.81%, 09/17/30 (b)	8,035	6,815
NMG Holding Company, Inc.
7.13%, 04/01/26 (b)	8,505	7,999
Nordstrom, Inc.
4.00%, 03/15/27 (a)	2,110	1,754
Odeon Finco PLC
12.75%, 11/01/27 (a) (b)	2,151	1,884
PetSmart, Inc.
7.75%, 02/15/29 (b)	6,315	5,891
PM General Purchaser LLC
9.50%, 10/01/28 (b)	5,671	4,312
QVC, Inc.
5.45%, 08/15/34	4,211	2,228
Scientific Games International, Inc.
7.00%, 05/15/28 (b)	1,000	956
Seaworld Entertainment, Inc.
5.25%, 08/15/29 (a) (b)	5,796	5,056
Shea Homes Limited Partnership, A California Limited Partnership
4.75%, 02/15/28 - 04/01/29	4,575	3,948
SkyMiles IP Ltd.
4.75%, 10/20/28 (b)	1,393	1,312
Staples, Inc.
7.50%, 04/15/26 (b)	6,447	5,550
TKC Holdings, Inc.
6.88%, 05/15/28 (b)	2,405	1,882
10.50%, 05/15/29 (a) (b)	4,650	2,629
Travel + Leisure Co.
6.00%, 04/01/27 (d) (e)	158	150
4.50%, 12/01/29 (b)	3,236	2,638
4.63%, 03/01/30 (b)	2,913	2,427
ZF North America Capital, Inc.
4.75%, 04/29/25 (b)	2,289	2,156
		218,751
Communication Services 15.6%
Altice Financing S.A.
5.75%, 08/15/29 (b)	4,205	3,313
Altice France
6.00%, 02/15/28 (b)	1,901	1,122
Altice France Holding S.A.
5.50%, 01/15/28 - 10/15/29 (b)	9,473	7,331
5.13%, 07/15/29 (b)	2,977	2,227
AMC Entertainment Holdings, Inc.
10.00%, 06/15/26 (b) (c) (d)	2,099	871
7.50%, 02/15/29 (b)	5,429	2,953
CCO Holdings, LLC
5.38%, 06/01/29 (b)	19,166	17,325
4.25%, 02/01/31 - 01/15/34 (b)	8,757	6,783
4.75%, 02/01/32 (b)	3,273	2,653
4.50%, 05/01/32	2,702	2,151
Clear Channel International B.V.
6.63%, 08/01/25 (b)	1,289	1,230
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28 (a) (b)	3,743	2,747
7.50%, 06/01/29 (a) (b)	7,247	5,271
Connect Finco SARL
6.75%, 10/01/26 (b)	3,945	3,675
CSC Holdings, LLC
5.38%, 02/01/28 (b)	9,614	7,750
7.50%, 04/01/28 (b)	5,926	4,016
4.13%, 12/01/30 (b)	1,460	1,031
4.50%, 11/15/31 (b)	4,410	3,065
Diamond Sports Group, LLC
5.38%, 08/15/26 (b)	2,349	280
DIRECTV Financing, LLC
5.88%, 08/15/27 (b)	10,059	9,021
DISH DBS Corporation
7.75%, 07/01/26	4,726	3,814
Frontier Communications Holdings, LLC
8.75%, 05/15/30 (b)	3,315	3,385
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (b)	433	403
5.00%, 05/01/28 (b)	3,082	2,688
6.75%, 05/01/29 (b)	3,654	3,021
Gray Television, Inc.
5.38%, 11/15/31 (b)	9,030	6,536

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Hughes Satellite Systems Corporation
6.63%, 08/01/26	2,719	2,538
iHeartCommunications, Inc.
6.38%, 05/01/26	1,288	1,185
8.38%, 05/01/27 (a)	3,936	3,353
5.25%, 08/15/27 (b)	2,751	2,329
Iliad Holding
7.00%, 10/15/28 (b)	9,227	8,369
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (b)	8,698	8,171
5.13%, 07/15/29 (b)	6,701	5,573
Level 3 Financing, Inc.
4.25%, 07/01/28 (b)	3,674	2,894
3.63%, 01/15/29 (b)	3,743	2,738
Liberty Media Corporation
8.25%, 02/01/30	6,661	2,993
Lumen Technologies Inc.
5.13%, 12/15/26 (a) (b)	4,255	3,696
7.60%, 09/15/39	903	615
News Corporation
3.88%, 05/15/29 (b)	3,038	2,632
5.13%, 02/15/32 (b)	1,032	938
Radiate HoldCo, LLC
6.50%, 09/15/28 (b)	11,072	4,640
Sirius XM Radio Inc.
4.13%, 07/01/30 (b)	4,209	3,477
3.88%, 09/01/31 (b)	7,126	5,631
Sprint Capital Corporation
6.88%, 11/15/28	1,622	1,687
Sprint Corporation
7.13%, 06/15/24	14,000	14,284
Stagwell Inc.
5.63%, 08/15/29 (b)	10,981	9,053
Telecom Italia SPA
5.30%, 05/30/24 (b)	308	292
Telenet Finance Luxembourg Notes S.A R.L.
5.50%, 03/01/28 (b)	4,000	3,520
Telesat Canada
5.63%, 12/06/26 (b)	5,387	2,518
6.50%, 10/15/27 (b)	6,349	1,865
Terrier Media Buyer, Inc.
8.88%, 12/15/27 (b)	3,880	2,919
T-Mobile USA, Inc.
3.38%, 04/15/29	4,669	4,114
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (b)	6,525	5,453
VMED O2 UK Financing I PLC
4.75%, 07/15/31 (b)	6,013	4,896
		217,035
Energy 15.0%
Antero Midstream Partners LP
5.75%, 03/01/27 (b)	3,459	3,268
5.38%, 06/15/29 (b)	6,617	6,053
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (b)	9,712	9,455
Bip-V Chinook
5.50%, 06/15/31 (b)	9,441	8,272
Blue Racer Midstream, LLC
7.63%, 12/15/25 (b)	2,705	2,691
6.63%, 07/15/26 (b)	1,772	1,713
Buckeye Partners, L.P.
5.85%, 11/15/43	2,681	1,997
5.60%, 10/15/44	1,477	1,071
Callon Petroleum Company
6.38%, 07/01/26 (a)	8,134	7,651
7.50%, 06/15/30 (b)	739	678
Citgo Petroleum Corporation
7.00%, 06/15/25 (b)	4,570	4,467
Colgate Energy Partners III, LLC
5.88%, 07/01/29 (b)	5,236	4,508
DT Midstream, Inc.
4.38%, 06/15/31 (b)	982	821
Earthstone Energy Holdings, LLC
8.00%, 04/15/27 (b)	4,539	4,328
Enerflex Ltd.
9.00%, 10/15/27 (b)	4,955	4,943
Energean Israel Finance Ltd
4.88%, 03/30/26 (f)	11,031	10,217
Energy Transfer LP
6.50%, (100, 08/15/26) (g)	1,017	883
6.75%, (100, 05/15/25) (g)	3,033	2,624
7.13%, (100, 05/15/30) (g)	2,228	1,861
5.55%, 02/15/28	2,535	2,512
EQM Midstream Partners, LP
4.13%, 12/01/26	4,823	4,285
7.50%, 06/01/27 (b)	2,337	2,290
4.50%, 01/15/29 (b)	7,249	6,133
4.75%, 01/15/31 (b)	2,846	2,345
Hilcorp Energy I, L.P.
6.25%, 11/01/28 - 04/15/32 (b)	9,208	8,234
5.75%, 02/01/29 (b)	1,909	1,706
6.00%, 04/15/30 (b)	2,179	1,950
Husky Energy Inc.
13.00%, 02/15/25 (b) (c)	10,219	9,050
ITT Holdings LLC
6.50%, 08/01/29 (b)	8,823	7,445
Kinetik Holdings LP
5.88%, 06/15/30 (b)	3,680	3,449
Murphy Oil Corporation
5.88%, 12/01/27	3,654	3,516
Nabors Industries Ltd
7.50%, 01/15/28 (b)	3,011	2,744
Nabors Industries, Inc.
7.38%, 05/15/27 (b)	4,629	4,536
NuStar Logistics, L.P.
6.00%, 06/01/26	2,296	2,218
5.63%, 04/28/27	4,458	4,191
6.38%, 10/01/30	4,749	4,406
Occidental Petroleum Corporation
6.95%, 07/01/24	3,166	3,217
8.88%, 07/15/30	2,690	3,038
6.45%, 09/15/36	1,648	1,681
7.95%, 06/15/39	1,858	2,027
6.60%, 03/15/46	715	736
ONEOK, Inc.
6.10%, 11/15/32	1,204	1,208
PDV America, Inc.
9.25%, 08/01/24 (b)	4,705	4,719
Shelf Drilling Management Services DMCC
8.88%, 11/15/24 (b)	5,117	5,014
Southwestern Energy Company
7.75%, 10/01/27 (a)	3,076	3,176
8.38%, 09/15/28	3,143	3,255
5.38%, 03/15/30	5,580	5,075
4.75%, 02/01/32	5,964	5,092
Tap Rock Resources, LLC
7.00%, 10/01/26 (b)	3,659	3,405
Targa Resources Partners LP
5.50%, 03/01/30	1,539	1,450
4.88%, 02/01/31	2,550	2,304
Transocean Inc
8.00%, 02/01/27 (b)	4,055	3,304
Transocean Proteus Limited
6.25%, 12/01/24 (b)	3,452	3,418
USA Compression Finance Corp.
6.88%, 04/01/26 - 09/01/27	3,713	3,502
Var Energi ASA
8.00%, 11/15/32 (b)	3,460	3,567
		207,699
Financials 11.3%
Acrisure, LLC
7.00%, 11/15/25 (b)	5,240	4,819
Advisor Group Holdings, Inc.
10.75%, 08/01/27 (b)	5,718	5,832
AG TTMT Escrow Issuer LLC
8.63%, 09/30/27 (b)	1,535	1,549
Barclays PLC
8.00%, (100, 03/15/29) (g) (h)	3,740	3,518

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Citigroup Inc.
5.00%, (100, 09/12/24) (g)	5,806	5,179
Corebridge Financial, Inc.
6.88%, 12/15/52 (b)	3,720	3,463
Credit Suisse Group AG
6.25%, (100, 12/18/24) (b) (g)	10,490	8,209
6.44%, 08/11/28 (b) (h)	3,750	3,441
Dana Financing Luxembourg S.a r.l.
5.75%, 04/15/25 (b)	315	311
Deutsche Bank Aktiengesellschaft
4.88%, 12/01/32	14,900	12,441
EG Global Finance PLC
6.75%, 02/07/25 (b)	6,009	5,198
Ford Motor Credit Company LLC
4.06%, 11/01/24	2,333	2,248
5.13%, 06/16/25	2,122	2,046
4.27%, 01/09/27	5,000	4,525
4.95%, 05/28/27	650	607
4.13%, 08/17/27	1,930	1,725
3.82%, 11/02/27	1,023	898
7.35%, 11/04/27	1,646	1,687
Freedom Mortgage Corporation
7.63%, 05/01/26 (b)	4,406	3,704
HUB International Limited
7.00%, 05/01/26 (b)	4,541	4,458
Icahn Enterprises L.P.
6.25%, 05/15/26	11,419	11,048
5.25%, 05/15/27	4,778	4,381
Intelligent Packaging Holdco Issuer Ltd Partnership
9.00%, 01/15/26 (b) (c)	1,263	877
Markel Corporation
6.00%, (100, 06/01/25) (g)	4,653	4,502
Navient Corporation
6.13%, 03/25/24	5,433	5,347
6.75%, 06/15/26	1,745	1,667
4.88%, 03/15/28	2,850	2,339
5.63%, 08/01/33	1,868	1,343
NFP Corp.
6.88%, 08/15/28 (b)	3,899	3,228
7.50%, 10/01/30 (b)	2,488	2,339
OneMain Finance Corporation
6.13%, 03/15/24	1,580	1,528
3.50%, 01/15/27	5,761	4,773
5.38%, 11/15/29	2,550	2,089
PennyMac Financial Services, Inc.
5.75%, 09/15/31 (b)	9,451	7,656
Rocket Mortgage, LLC
4.00%, 10/15/33 (b)	1,500	1,122
Stena International S.A R.L.
6.13%, 02/01/25 (b)	7,457	6,940
The Toronto-Dominion Bank
8.13%, 10/31/82 (h)	3,217	3,322
Transocean Poseidon Limited
6.88%, 02/01/27 (b)	3,601	3,508
UBS Group AG
4.88%, (100, 02/12/27) (b) (g)	5,602	4,744
VistaJet Malta Finance P.L.C.
7.88%, 05/01/27 (b)	2,385	2,158
6.38%, 02/01/30 (b)	5,623	4,517
VMED O2 UK Financing I PLC
4.25%, 01/31/31 (b)	2,475	2,005
Washington Mutual Bank, FA
0.00%, 06/15/11 (i) (j)	1,500	—
		157,291
Industrials 9.9%
Ardagh Packaging Finance Public Limited Company
4.13%, 08/15/26 (b)	9,515	8,248
Bombardier Inc.
7.50%, 03/15/25 (b)	1,669	1,657
7.13%, 06/15/26 (b)	5,514	5,405
Builders FirstSource, Inc.
4.25%, 02/01/32 (b)	16,964	13,811
Chart Industries, Inc.
7.50%, 01/01/30 (b)	1,767	1,774
9.50%, 01/01/31 (b)	1,472	1,510
Clydesdale Acquisition Holdings Inc
6.63%, 04/15/29 (b)	2,813	2,696
8.75%, 04/15/30 (b)	6,655	5,838
Delta Air Lines, Inc.
7.00%, 05/01/25 (b)	3,296	3,368
Fortress Transportation And Infrastructure Investors LLC
6.50%, 10/01/25 (b)	10,808	10,169
9.75%, 08/01/27 (b)	1,000	1,003
5.50%, 05/01/28 (b)	3,272	2,789
Graham Packaging Company Europe LLC
7.13%, 08/15/28 (b)	4,798	4,011
Imola Merger Corporation
4.75%, 05/15/29 (b)	3,174	2,750
Intelligent Packaging Limited Purchaser Inc.
6.00%, 09/15/28 (b)	5,136	4,147
Masonite International Corporation
5.38%, 02/01/28 (b)	1,599	1,481
NAC Aviation 29 Designated Activity Company
4.75%, 06/30/26	3,904	3,133
Pitney Bowes Inc.
6.88%, 03/15/27 (b)	7,269	6,221
Rolls-Royce PLC
5.75%, 10/15/27 (b)	7,560	7,184
Sensata Technologies B.V.
4.00%, 04/15/29 (b)	4,145	3,575
Summit Materials, LLC
5.25%, 01/15/29 (b)	3,952	3,682
Terex Corporation
5.00%, 05/15/29 (b)	4,442	3,991
TransDigm Inc.
8.00%, 12/15/25 (b)	1,157	1,172
6.25%, 03/15/26 (b)	9,550	9,438
Transdigm UK Holdings PLC
6.88%, 05/15/26	1,888	1,850
Triumph Group, Inc.
8.88%, 06/01/24 (b)	1,451	1,478
Uber Technologies, Inc.
7.50%, 05/15/25 - 09/15/27 (b)	7,690	7,696
4.50%, 08/15/29 (b)	1,620	1,412
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (b)	1,269	1,182
4.63%, 04/15/29 (b)	10,937	9,545
Watco Companies, L.L.C.
6.50%, 06/15/27 (b)	5,192	4,925
		137,141
Consumer Staples 6.0%
Albion Financing 2 S.a r.l.
8.75%, 04/15/27 (b)	6,710	5,692
Ashtead Capital, Inc.
5.50%, 08/11/32 (b)	3,750	3,594
Hertz Vehicle Financing II LP
5.00%, 12/01/29 (b)	2,318	1,758
Kraft Heinz Foods Company
4.63%, 10/01/39	6,239	5,477
4.88%, 10/01/49	4,546	3,967
Marb Bondco PLC
3.95%, 01/29/31 (b)	8,804	6,798
Matterhorn Merger Sub, LLC
8.50%, 06/01/26 (b)	7,606	4,364
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (b)	5,659	4,416
Muzinich U.S. High Yield Corporate Bond Fund
9.75%, 08/15/26 (b)	2,994	2,933
Neptune BidCo US Inc.
9.29%, 04/15/29 (b)	4,944	4,658
Pilgrim's Pride Corporation
5.88%, 09/30/27 (b)	3,734	3,659
4.25%, 04/15/31 (b)	12,586	10,713
3.50%, 03/01/32 (b)	1,554	1,215
Prime Security Services Borrower, LLC
5.75%, 04/15/26 (b)	3,289	3,169
6.25%, 01/15/28 (b)	5,179	4,729

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Safeway Inc.
5.88%, 02/15/28 (b)	3,519	3,348
3.50%, 03/15/29 (b)	4,054	3,399
Sigma Holdco B.V.
7.88%, 05/15/26 (a) (b)	4,961	3,512
United Natural Foods, Inc.
6.75%, 10/15/28 (b)	6,099	5,866
		83,267
Health Care 6.0%
Bausch Health Companies Inc.
6.13%, 02/01/27 (b)	3,621	2,491
Centene Corporation
2.50%, 03/01/31	1,963	1,538
Community Health Systems, Inc.
4.75%, 02/15/31 (b)	5,271	3,836
DaVita Inc.
3.75%, 02/15/31 (b)	10,820	8,070
HCA Inc.
5.38%, 02/01/25	3,341	3,337
IQVIA Inc.
5.00%, 05/15/27 (b)	3,764	3,592
Legacy Lifepoint Health, LLC
6.75%, 04/15/25 (b)	4,586	4,314
4.38%, 02/15/27 (b)	976	826
5.38%, 01/15/29 (b)	3,425	1,939
Molina Healthcare, Inc.
3.88%, 05/15/32 (b)	2,525	2,099
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (b)	3,714	2,993
5.25%, 10/01/29 (a) (b)	5,684	4,518
Organon & Co.
5.13%, 04/30/31 (b)	6,530	5,656
Owens & Minor, Inc.
6.63%, 04/01/30 (b)	7,769	6,680
Perrigo Finance Unlimited Company
4.40%, 06/15/30 (d) (e)	4,024	3,433
Royalty Pharma PLC
2.20%, 09/02/30	4,575	3,580
Tenet Healthcare Corporation
4.88%, 01/01/26 (b)	6,241	5,946
5.13%, 11/01/27 (b)	1,110	1,036
6.13%, 10/01/28 (b)	6,426	5,766
4.25%, 06/01/29 (b)	4,202	3,638
4.38%, 01/15/30 (b)	2,480	2,149
6.13%, 06/15/30 (b)	5,407	5,150
		82,587
Information Technology 4.1%
AMS-Osram AG
7.00%, 07/31/25 (a) (b)	14,592	13,725
Booz Allen Hamilton Inc.
4.00%, 07/01/29 (b)	1,197	1,061
Boxer Parent Company Inc.
7.13%, 10/02/25 (b)	1,580	1,550
Commscope Finance LLC
6.00%, 03/01/26 (b)	3,511	3,240
Entegris Escrow Corporation
4.75%, 04/15/29 (b)	3,088	2,824
5.95%, 06/15/30 (b)	6,521	6,016
Entegris, Inc.
4.38%, 04/15/28 (b)	1,965	1,736
Flex Ltd.
6.00%, 01/15/28	1,972	1,971
Logan Merger Sub, Inc.
5.50%, 09/01/27 (b)	6,282	3,391
NCR Corporation
5.75%, 09/01/27 (b)	3,590	3,441
Open Text Corporation
3.88%, 02/15/28 (b)	3,265	2,802
3.88%, 12/01/29 (b)	4,881	3,929
4.13%, 02/15/30 (b)	4,683	3,810
Seagate HDD Cayman
5.75%, 12/01/34	805	689
ViaSat, Inc.
5.63%, 09/15/25 (b)	5,106	4,766
6.50%, 07/15/28 (b)	1,591	1,219
		56,170
Materials 2.8%
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (b)	2,654	1,897
First Quantum Minerals Ltd
7.50%, 04/01/25 (b)	1,850	1,809
6.88%, 10/15/27 (b)	9,059	8,456
FMG Resources (August 2006) Pty Ltd
6.13%, 04/15/32 (b)	5,205	4,855
Freeport-McMoRan Inc.
5.00%, 09/01/27	4,600	4,475
LSF11 A5 Holdco LLC
6.63%, 10/15/29 (b)	5,510	4,468
Olin Corporation
5.63%, 08/01/29	5,295	5,021
Pearl Merger Sub Inc.
6.75%, 10/01/28 (b)	4,419	3,834
Trinseo Materials Operating S.C.A.
5.13%, 04/01/29 (b)	5,105	3,310
Yara International ASA
7.38%, 11/14/32 (b)	1,277	1,334
		39,459
Utilities 1.9%
Calpine Corporation
4.50%, 02/15/28 (b)	2,667	2,384
5.13%, 03/15/28 (b)	4,635	4,149
3.75%, 03/01/31 (b)	4,318	3,491
Pacific Gas And Electric Company
3.25%, 06/01/31	4,480	3,642
5.90%, 06/15/32	4,405	4,302
TransAlta Corporation
7.75%, 11/15/29	976	1,000
Vistra Operations Company LLC
5.50%, 09/01/26 (b)	1,550	1,495
5.00%, 07/31/27 (b)	2,859	2,661
4.38%, 05/01/29 (b)	3,222	2,780
4.30%, 07/15/29 (b)	1,033	930
		26,834
Real Estate 0.6%
Cushman & Wakefield U.S. Borrower, LLC
6.75%, 05/15/28 (b)	3,043	2,911
Service Properties Trust
5.25%, 02/15/26	6,385	5,339
		8,250
Total Corporate Bonds And Notes (cost $1,386,495)		1,234,484
SENIOR FLOATING RATE INSTRUMENTS 4.3%
Consumer Discretionary 1.5%
888 Acquisitions Limited
USD Term Loan B, 8.28%, (3 Month Term SOFR + 5.25%), 07/18/28 (k)	4,000	3,543
Great Canadian Gaming Corporation
2021 Term Loan, 8.75%, (3 Month USD LIBOR + 4.00%), 11/01/26 (k)	4,774	4,677
Great Outdoors Group, LLC
2021 Term Loan B1, 7.82%, (1 Month USD LIBOR + 3.75%), 02/26/28 (k)	7,333	7,030
Groupe Solmax Inc.
Term Loan, 8.39%, (3 Month USD LIBOR + 4.75%), 12/30/24 (k)	3,516	2,900
Michaels Companies, Inc.
2021 Term Loan B, 7.92%, (3 Month USD LIBOR + 4.25%), 04/08/28 (k)	3,916	3,370
		21,520
Communication Services 1.5%
Allen Media, LLC
2021 Term Loan B, 9.20%, (3 Month USD LIBOR + 5.50%), 02/10/27 (c) (k)	5,032	4,104
GOGO Intermediate Holdings LLC
Term Loan B, 8.16%, (3 Month USD LIBOR + 3.75%), 04/21/28 (k)	4,522	4,477

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Intelsat Jackson Holdings S.A.
2021 Exit Term Loan B, 7.44%, (SOFR + 4.50%), 01/25/29 (k)	4,278	4,122
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 8.17%, (3 Month USD LIBOR + 4.50%), 06/20/24 (k)	4,972	3,700
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 7.04%, (3 Month Term SOFR + 3.25%), 07/04/28 (k)	3,851	3,829
		20,232
Information Technology 0.8%
CoreLogic, Inc.
Term Loan, 7.63%, (1 Month USD LIBOR + 3.50%), 04/14/28 (k)	2,732	2,271
Cornerstone OnDemand, Inc.
2021 Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 09/08/26 (k)	2,192	1,951
Peraton Corp.
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 02/22/28 (k)	4,453	4,341
Verifone Systems, Inc.
2018 1st Lien Term Loan, 8.36%, (3 Month USD LIBOR + 4.00%), 08/09/25 (k)	2,504	2,291
		10,854
Health Care 0.4%
Advisor Group, Inc.
2021 Term Loan, 8.57%, (1 Month USD LIBOR + 4.50%), 07/31/26 (k)	2,827	2,760
Lonza Group AG
USD Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 04/29/28 (k)	2,507	2,290
		5,050
Materials 0.1%
PMHC II, Inc.
2022 Term Loan B, 8.49%, (3 Month Term SOFR + 4.25%), 02/03/29 (k)	2,394	2,017
Total Senior Floating Rate Instruments (cost $64,321)		59,673
INVESTMENT COMPANIES 0.8%
iShares Broad USD High Yield Corporate Bond ETF (a)	325	11,222
Total Investment Companies (cost $13,361)		11,222
COMMON STOCKS 0.4%
Energy 0.2%
MPLX LP	87	2,864
Prairie Provident Resources Inc. (i)	224	19
Vantage Drilling International (i)	2	29
		2,912
Communication Services 0.1%
Clear Channel Outdoor Holdings, Inc. (i)	335	352
Dish Network Corporation - Class A (i)	11	157
iHeartMedia, Inc. - Class A (i)	141	863
		1,372
Financials 0.1%
Nordic Aviation Capital Designated Activity Company (i) (l)	69	1,240
Materials 0.0%
WestRock Company	—	3
Information Technology 0.0%
New Cotai LLC (i) (l)	—	—
Total Common Stocks (cost $9,999)		5,527
OTHER EQUITY INTERESTS 0.0%
Quicksilver Resources Inc. (i) (l) (m)	56,599	—
White Star Petroleum, LLC (i) (l) (m)	5,000	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 5.3%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (n) (o)	27,807	27,807
U.S. Treasury Bill 1.8%
Treasury, United States Department of
3.73%, 03/16/23	14,770	14,647
4.44%, 03/28/23	11,000	10,892
		25,539
Securities Lending Collateral 1.5%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (n) (o)	20,460	20,460
Total Short Term Investments (cost $73,810)		73,806
Total Investments 99.8% (cost $1,547,986)		1,384,712
Other Assets and Liabilities, Net 0.2%		2,840
Total Net Assets 100.0%		1,387,552

(a) All or a portion of the security was on loan as of December 31, 2022.

(b) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $944,963 and 68.1% of the Fund.

(c) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(d) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(e) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(f) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(g) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(h) Convertible security.

(i) Non-income producing security.

(j) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(k) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(l) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(m) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(n) Investment in affiliate.

(o) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Summary of Investments by Country^	Total Long Term Investments
United States of America	74.5%
United Kingdom	5.3
Canada	4.8
Switzerland	2.0

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Summary of Investments by Country^	Total Long Term Investments
Netherlands	1.8
Panama	1.7
Luxembourg	1.5
Germany	1.5
Ireland	1.4
France	1.4
Austria	1.0
Israel	0.8
Japan	0.5
Norway	0.4
Australia	0.4
Mexico	0.4
Belgium	0.3
Bermuda	0.2
Singapore	0.1
Italy	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/PPM America High Yield Bond Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Energean Israel Finance Ltd, 4.88%, 03/30/26	03/09/21	10,824	10,217	0.7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PPM America High Yield Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	1,234,484	—	1,234,484
Senior Floating Rate Instruments	—	59,673	—	59,673
Investment Companies	11,222	—	—	11,222
Common Stocks	4,287	—	1,240	5,527
Other Equity Interests	—	—	—	—
Short Term Investments	48,267	25,539	—	73,806
	63,776	1,319,696	1,240	1,384,712

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/PPM America Total Return Fund
CORPORATE BONDS AND NOTES 42.0%
Financials 15.5%
AerCap Ireland Capital Designated Activity Company
2.45%, 10/29/26	4,281	3,744
3.00%, 10/29/28	5,315	4,461
3.30%, 01/30/32	472	369
Ares Finance Co. IV LLC
3.65%, 02/01/52 (a)	2,098	1,284
Bank of America Corporation
3.56%, 04/23/27	6,853	6,421
1.73%, 07/22/27	2,317	2,031
4.95%, 07/22/28	2,230	2,179
6.20%, 11/10/28	1,224	1,264
4.27%, 07/23/29	7,815	7,298
2.59%, 04/29/31	3,240	2,643
2.68%, 06/19/41	2,180	1,472
Barclays PLC
3.56%, 09/23/35 (b)	4,531	3,451
Berkshire Hathaway Finance Corporation
2.85%, 10/15/50	2,390	1,608
BlackRock, Inc.
2.10%, 02/25/32	5,175	4,165
Blackstone Holdings Finance Co. L.L.C.
2.00%, 01/30/32 (a)	2,025	1,490
6.20%, 04/22/33 (a)	4,924	4,964
Blackstone Private Credit Fund
1.75%, 09/15/24	248	228
3.25%, 03/15/27	4,412	3,718
Blackstone Secured Lending Fund
2.85%, 09/30/28	3,545	2,767
BNP Paribas
2.59%, 08/12/35 (a) (b)	2,465	1,807
Citigroup Inc.
5.00%, (100, 09/12/24) (c)	2,547	2,272
3.52%, 10/27/28	2,778	2,533
2.67%, 01/29/31	4,188	3,435
2.57%, 06/03/31	1,752	1,407
6.27%, 11/17/33	2,650	2,735
CNO Global Funding
2.65%, 01/06/29 (a)	2,110	1,788
Credit Suisse AG
4.75%, 08/09/24	2,059	1,967
5.00%, 07/09/27	4,710	4,293
Credit Suisse Group AG
5.25%, (100, 02/11/27) (a) (c)	3,626	2,381
6.50%, 08/08/23 (a) (b)	2,150	2,075
9.02%, 11/15/33 (a) (b)	1,979	2,033
Deutsche Bank Aktiengesellschaft
3.73%, 01/14/32 (b)	3,344	2,451
F&G Global Funding
2.00%, 09/20/28 (a)	4,025	3,335
Fifth Third Bancorp
6.36%, 10/27/28	3,749	3,860
Ford Motor Credit Company LLC
5.13%, 06/16/25	1,845	1,779
4.39%, 01/08/26	350	326
4.13%, 08/17/27	382	341
3.82%, 11/02/27	4,056	3,559
7.35%, 11/04/27	4,940	5,062
FS KKR Capital Corp.
3.40%, 01/15/26	3,597	3,194
3.13%, 10/12/28	2,420	1,957
Icahn Enterprises L.P.
4.75%, 09/15/24	504	487
Intercontinental Exchange, Inc.
2.10%, 06/15/30	1,160	947
4.95%, 06/15/52	683	637
JPMorgan Chase & Co.
5.55%, 12/15/25	3,345	3,344
2.01%, 03/13/26	2,905	2,692
2.07%, 06/01/29	3,861	3,231
2.74%, 10/15/30	2,770	2,328
KKR Group Finance Co. XII LLC
4.85%, 05/17/32 (a)	2,027	1,896
Lloyds Banking Group PLC
7.50%, (100, 09/27/25) (b) (c)	1,902	1,852
LSEGA Financing PLC
2.50%, 04/06/31 (a)	604	501
3.20%, 04/06/41 (a)	566	416
Markel Corporation
6.00%, (100, 06/01/25) (c)	3,420	3,309
Morgan Stanley
0.99%, 12/10/26	1,830	1,606
3.59%, 07/22/28	2,955	2,716
3.62%, 04/01/31	1,058	927
2.51%, 10/20/32	1,273	995
6.34%, 10/18/33	3,737	3,910
2.48%, 09/16/36	3,010	2,188
National Rural Utilities Cooperative Finance Corporation
5.80%, 01/15/33	4,069	4,245
4.75%, 04/30/43	1,071	996
National Securities Clearing Corporation
5.10%, 11/21/27 (a)	3,315	3,333
NatWest Markets PLC
1.60%, 09/29/26 (a)	6,523	5,663
New York Life Global Funding
1.20%, 08/07/30 (a)	4,243	3,251
Owl Rock Capital Corporation
3.40%, 07/15/26	2,496	2,185
State Street Corporation
5.75%, 11/04/26	1,016	1,044
5.82%, 11/04/28	1,311	1,354
The Bank of New York Mellon Corporation
5.83%, 10/25/33	2,863	2,978
The Bank of Nova Scotia
5.25%, 12/06/24 (b)	3,950	3,960
The Goldman Sachs Group, Inc.
2.64%, 02/24/28	3,627	3,227
4.22%, 05/01/29	1,490	1,388
3.80%, 03/15/30	5,811	5,222
The Hartford Financial Services Group, Inc.
2.90%, 09/15/51	2,031	1,280
The Huntington National Bank
5.65%, 01/10/30	2,554	2,565
The Toronto-Dominion Bank
8.13%, 10/31/82 (b)	5,036	5,200
Toyota Motor Credit Corporation
4.55%, 09/20/27	4,180	4,123
Transocean Poseidon Limited
6.88%, 02/01/27 (a)	898	875
UBS Group AG
4.99%, 08/05/33 (a) (b)	1,938	1,794
Wells Fargo & Company
4.90%, 07/25/33	5,290	5,004
		203,816
Energy 5.1%
Antero Midstream Partners LP
5.38%, 06/15/29 (a)	587	537
BP Capital Markets America Inc.
2.72%, 01/12/32	50	42
Cheniere Energy Partners, L.P.
4.50%, 10/01/29	4,007	3,606
Continental Resources, Inc.
5.75%, 01/15/31 (a)	2,780	2,590
Devon Energy Corporation
5.88%, 06/15/28	554	560
4.50%, 01/15/30	969	904
Energy Transfer LP
6.50%, (100, 08/15/26) (c)	790	686
6.75%, (100, 05/15/25) (c)	3,789	3,277
7.13%, (100, 05/15/30) (c)	2,373	1,982
5.55%, 02/15/28	4,554	4,512
5.75%, 02/15/33	1,976	1,939
5.80%, 06/15/38	2,107	1,934
Energy Transfer Operating, L.P.
6.25%, 04/15/49	1,031	963

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
EQM Midstream Partners, LP
4.13%, 12/01/26	2,770	2,461
4.50%, 01/15/29 (a)	1,046	885
Helmerich & Payne, Inc.
2.90%, 09/29/31	1,385	1,121
Marathon Oil Corporation
4.40%, 07/15/27	2,852	2,727
ONEOK, Inc.
6.10%, 11/15/32	1,669	1,674
4.50%, 03/15/50	1,800	1,348
7.15%, 01/15/51	1,320	1,345
Petroleos Mexicanos
2.29%, 02/15/24	489	476
Pioneer Natural Resources Company
1.90%, 08/15/30	2,520	1,978
Sabine Pass Liquefaction, LLC
4.20%, 03/15/28	7,744	7,279
4.50%, 05/15/30	2,060	1,913
Santos Finance Ltd
3.65%, 04/29/31 (a)	4,459	3,557
Southwestern Energy Company
4.75%, 02/01/32	3,173	2,709
Targa Resources Corp.
4.20%, 02/01/33	1,455	1,259
Targa Resources Partners LP
5.50%, 03/01/30	1,750	1,649
4.88%, 02/01/31	1,747	1,579
The Williams Companies, Inc.
4.65%, 08/15/32	3,075	2,868
Transocean Pontus Limited
6.13%, 08/01/25 (a)	377	371
Transocean Proteus Limited
6.25%, 12/01/24 (a)	1,483	1,468
Var Energi ASA
8.00%, 11/15/32 (a)	4,705	4,850
Venture Global Calcasieu Pass, LLC
3.88%, 08/15/29 (a)	225	197
		67,246
Utilities 5.1%
American Electric Power Company, Inc.
5.75%, 11/01/27	3,115	3,206
Baltimore Gas and Electric Company
4.55%, 06/01/52	1,354	1,208
Commonwealth Edison Company
3.75%, 08/15/47	2,827	2,211
Consolidated Edison Company of New York, Inc.
4.20%, 03/15/42	2,043	1,710
Duke Energy Corporation
4.50%, 08/15/32	4,645	4,365
Duke Energy Florida, LLC
5.95%, 11/15/52	2,900	3,104
Duquesne Light Holdings, Inc.
2.53%, 10/01/30 (a)	1,984	1,576
Edison International
6.95%, 11/15/29	1,601	1,677
Enel Finance International N.V.
2.25%, 07/12/31 (a)	2,483	1,819
7.50%, 10/14/32 (a)	1,083	1,151
Eversource Energy
3.38%, 03/01/32	1,478	1,284
Nevada Power Company
3.70%, 05/01/29	4,106	3,866
Pacific Gas And Electric Company
3.30%, 12/01/27	1,055	931
3.25%, 06/01/31	1,512	1,229
5.90%, 06/15/32	3,343	3,264
4.50%, 07/01/40	5,453	4,271
Public Service Electric And Gas Company
4.90%, 12/15/32 (d)	4,160	4,169
Public Service Enterprise Group Incorporated
5.85%, 11/15/27	4,227	4,354
San Diego Gas & Electric Company
1.70%, 10/01/30	1,928	1,528
2.95%, 08/15/51	1,730	1,175
Southern California Edison Company
5.85%, 11/01/27	2,049	2,116
5.95%, 11/01/32	2,265	2,398
4.13%, 03/01/48	1,251	1,002
3.65%, 02/01/50	2,227	1,635
Southwest Gas Corporation
4.05%, 03/15/32	1,118	980
Tampa Electric Company
3.45%, 03/15/51	2,589	1,820
The AES Corporation
3.30%, 07/15/25 (a)	3,790	3,581
Vistra Operations Company LLC
3.55%, 07/15/24 (a)	1,468	1,409
3.70%, 01/30/27 (a)	3,615	3,297
		66,336
Health Care 3.5%
AbbVie Inc.
3.20%, 11/21/29	1,985	1,793
4.50%, 05/14/35	1,700	1,581
Alcon Finance Corporation
5.75%, 12/06/52 (a)	1,637	1,661
Amgen Inc.
3.15%, 02/21/40	1,650	1,222
Ascension Health
2.53%, 11/15/29	1,248	1,069
Baylor Scott & White Holdings
2.84%, 11/15/50	1,647	1,081
Centene Corporation
3.00%, 10/15/30	4,573	3,743
2.50%, 03/01/31	7,691	6,025
Cigna Corporation
4.38%, 10/15/28	1,000	965
CVS Health Corporation
4.78%, 03/25/38	2,769	2,537
HCA Inc.
5.38%, 02/01/25	3,005	3,002
5.88%, 02/15/26	860	865
3.50%, 09/01/30	1,135	977
Indiana University Health, Inc.
2.85%, 11/01/51	1,765	1,107
Northwestern Memorial HealthCare
2.63%, 07/15/51	1,928	1,226
Piedmont Healthcare, Inc.
2.04%, 01/01/32	1,473	1,132
Royalty Pharma PLC
2.20%, 09/02/30	550	430
Trinity Healthcare Group Pte. Ltd.
2.63%, 12/01/40	407	279
UnitedHealth Group Incorporated
5.30%, 02/15/30	5,400	5,581
4.75%, 05/15/52	4,356	4,050
5.88%, 02/15/53	2,479	2,692
6.05%, 02/15/63	1,936	2,132
		45,150
Consumer Discretionary 3.0%
Amazon.com, Inc.
2.10%, 05/12/31	2,190	1,792
3.88%, 08/22/37	2,775	2,466
3.10%, 05/12/51	1,690	1,211
Booking Holdings Inc.
4.63%, 04/13/30	3,380	3,271
Carnival Corporation
4.00%, 08/01/28 (a)	1,552	1,264
Ford Motor Company
6.10%, 08/19/32	950	880
General Motors Company
5.60%, 10/15/32	1,800	1,679
General Motors Financial Company, Inc.
3.10%, 01/12/32	2,464	1,935
Hyatt Hotels Corporation
5.63%, 04/23/25 (e) (f)	903	896
Kohl's Corporation
3.63%, 05/01/31 (e) (f)	1,176	823

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Lowe`s Companies, Inc.
3.00%, 10/15/50	1,059	679
Macys Retail Holdings
5.88%, 03/15/30 (a)	2,014	1,751
6.13%, 03/15/32 (a)	1,015	853
Magallanes, Inc.
5.05%, 03/15/42 (a)	5,092	3,916
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (a)	910	907
Newell Brands Inc.
6.38%, 09/15/27	1,487	1,476
6.63%, 09/15/29 (d)	1,419	1,401
Prosus N.V.
4.19%, 01/19/32 (a)	1,978	1,644
Resorts World Las Vegas LLC
4.63%, 04/06/31 (a)	2,100	1,416
SkyMiles IP Ltd.
4.50%, 10/20/25 (a)	311	303
4.75%, 10/20/28 (a)	542	511
Toll Brothers Finance Corp.
3.80%, 11/01/29	3,725	3,176
ZF North America Capital, Inc.
4.75%, 04/29/25 (a)	5,482	5,163
		39,413
Communication Services 2.9%
AT&T Inc.
2.55%, 12/01/33	4,010	3,084
4.90%, 08/15/37	598	552
4.85%, 03/01/39	3,825	3,426
Charter Communications Operating, LLC
5.38%, 04/01/38	1,820	1,521
4.80%, 03/01/50	1,265	924
6.83%, 10/23/55	1,230	1,143
Comcast Corporation
3.75%, 04/01/40	971	804
3.40%, 07/15/46	1,950	1,439
2.89%, 11/01/51	1,660	1,073
4.05%, 11/01/52	406	326
DIRECTV Financing, LLC
5.88%, 08/15/27 (a)	924	829
Meta Platforms, Inc.
3.85%, 08/15/32	3,405	2,996
4.45%, 08/15/52	3,580	2,845
Netflix, Inc.
5.88%, 11/15/28	1,400	1,421
The Walt Disney Company
4.63%, 03/23/40	2,300	2,155
T-Mobile USA, Inc.
2.63%, 04/15/26	5,947	5,447
Verizon Communications Inc.
4.33%, 09/21/28	2,852	2,754
4.02%, 12/03/29	497	466
3.15%, 03/22/30	1,970	1,736
1.75%, 01/20/31	1,066	828
2.55%, 03/21/31	1,780	1,465
VTR Comunicaciones SpA
5.13%, 01/15/28 (a)	1,556	970
VTR Finance N.V.
6.38%, 07/15/28 (a)	774	302
		38,506
Consumer Staples 2.3%
Anheuser-Busch Companies, LLC
4.70%, 02/01/36	6,045	5,699
Anheuser-Busch InBev Worldwide Inc.
5.45%, 01/23/39	3,626	3,606
B. A. T. Capital Corporation
4.39%, 08/15/37	1,000	776
3.73%, 09/25/40	1,420	965
JBS USA Food Company
5.50%, 01/15/30 (a)	1,000	951
5.75%, 04/01/33 (a)	1,110	1,060
6.50%, 12/01/52 (a)	5,135	4,882
Mars, Incorporated
3.74%, 10/11/27 (g) (h)	1,200	1,119
Northwestern University
2.64%, 12/01/50	1,088	712
Pilgrim's Pride Corporation
3.50%, 03/01/32 (a)	5,000	3,908
Safeway Inc.
3.50%, 02/15/23 (a)	2,935	2,918
The Trustees of Princeton University
4.20%, 03/01/52	2,373	2,181
University of Washington
4.35%, 04/15/22	2,109	1,662
		30,439
Industrials 2.3%
Air Canada
3.88%, 08/15/26 (a)	1,198	1,064
Aircastle Limited
5.25%, 08/11/25 (a)	3,345	3,220
Ardagh Packaging Finance Public Limited Company
4.13%, 08/15/26 (a)	4,940	4,282
Delta Air Lines, Inc.
7.00%, 05/01/25 (a)	3,575	3,653
General Electric Company
8.10%, (3 Month USD LIBOR + 3.33%), (100, 03/15/23) (c) (i)	11,210	11,098
NAC Aviation 29 Designated Activity Company
4.75%, 06/30/26	1,580	1,268
The Boeing Company
5.15%, 05/01/30 (f)	4,475	4,363
United Airlines Pass Through Certificates, Series 2015-1
4.63%, 04/15/29 (a)	1,230	1,073
		30,021
Real Estate 1.1%
EPR Properties
4.95%, 04/15/28	1,530	1,310
3.60%, 11/15/31	2,071	1,495
Essential Properties, L.P.
2.95%, 07/15/31	2,703	1,966
GLP Financing, LLC
5.75%, 06/01/28	343	336
3.25%, 01/15/32	1,276	1,021
Sun Communities Operating Limited Partnership
2.30%, 11/01/28	1,572	1,308
2.70%, 07/15/31	2,130	1,679
VICI Properties Inc.
4.25%, 12/01/26 (a)	1,615	1,507
3.75%, 02/15/27 (a)	1,529	1,390
4.13%, 08/15/30 (a)	2,958	2,585
		14,597
Materials 0.7%
Celanese US Holdings LLC
6.33%, 07/15/29 (f)	3,688	3,590
Ineos Quattro Finance 2 PLC
3.38%, 01/15/26 (a)	3,348	3,028
Yara International ASA
7.38%, 11/14/32 (a)	2,441	2,549
		9,167
Information Technology 0.5%
Apple Inc.
2.70%, 08/05/51	884	588
Broadcom Inc.
3.47%, 04/15/34 (a)	1,518	1,205
Microsoft Corporation
3.50%, 02/12/35	3,322	3,011
VMware, Inc.
2.20%, 08/15/31	2,073	1,574
		6,378
Total Corporate Bonds And Notes (cost $615,110)		551,069
GOVERNMENT AND AGENCY OBLIGATIONS 40.7%
Mortgage-Backed Securities 19.9%
Federal Home Loan Mortgage Corporation
2.50%, 08/01/31 - 11/01/51	15,702	13,477
3.00%, 05/01/34 - 12/01/49	11,148	10,048

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
2.00%, 04/01/36 - 09/01/51	20,533	17,056
3.50%, 08/01/37 - 04/01/50	14,905	13,942
3.50%, 10/01/37 (j)	1,945	1,864
5.00%, 02/01/38 - 01/01/53	3,616	3,585
4.50%, 03/01/42 - 09/01/52	8,267	8,003
4.00%, 10/01/45 - 06/01/48	6,701	6,427
Federal National Mortgage Association, Inc.
2.50%, 01/01/31 - 01/01/52	32,127	28,185
3.00%, 04/01/31 - 02/01/51	17,593	15,924
5.00%, 06/01/35 - 08/01/52	2,806	2,785
2.00%, 10/01/35 - 12/01/51	44,826	36,953
3.50%, 08/01/37 - 06/01/52	20,977	19,614
4.00%, 10/01/37 - 07/01/52	14,764	14,127
4.00%, 11/01/37 - 01/15/53 (j)	3,511	3,368
TBA, 3.50%, 01/15/38 (j)	1,040	996
4.50%, 08/01/40 - 07/01/49	5,411	5,323
5.00%, 10/01/52 (j)	1,322	1,304
Government National Mortgage Association
5.00%, 08/20/41	235	238
3.50%, 06/20/43 - 05/20/52	14,226	13,245
4.00%, 05/20/44 - 10/20/52	6,772	6,476
3.00%, 07/20/45 - 06/20/52	12,592	11,324
4.50%, 12/20/48 - 11/20/52	9,345	9,090
2.50%, 08/20/50 - 04/20/52	13,733	11,976
2.00%, 10/20/51 - 01/20/52	7,708	6,479
		261,809
U.S. Treasury Note 15.8%
Treasury, United States Department of
1.38%, 01/31/25 - 11/15/31	22,226	19,377
2.25%, 11/15/25	24,871	23,534
4.00%, 12/15/25	7,000	6,956
0.38%, 12/31/25 - 01/31/26	34,090	30,380
0.75%, 04/30/26	6,255	5,590
1.50%, 08/15/26	7,381	6,727
0.88%, 09/30/26	6,200	5,504
1.25%, 11/30/26 - 06/30/28	33,310	29,087
2.63%, 05/31/27	28,935	27,271
2.88%, 04/30/29 - 05/15/32	45,386	41,897
1.88%, 02/15/32	2,820	2,390
2.75%, 08/15/32	10,070	9,159
		207,872
U.S. Treasury Bond 4.3%
Treasury, United States Department of
3.75%, 08/15/41	4,798	4,557
2.00%, 11/15/41	2,400	1,716
3.13%, 11/15/41	10,975	9,476
2.50%, 02/15/45 - 02/15/46	23,568	17,682
3.00%, 02/15/48	21,463	17,603
1.63%, 11/15/50	2,747	1,639
2.88%, 05/15/52	4,590	3,686
		56,359
U.S. Government Agency Obligations 0.4%
Federal National Mortgage Association, Inc.
0.88%, 08/05/30 (k)	7,104	5,651
Municipal 0.3%
Dallas/Fort Worth International Airport
2.84%, 11/01/46	1,855	1,331
The Dormitory Authority of the State of New York
3.19%, 02/15/43	2,915	2,147
		3,478
Total Government And Agency Obligations (cost $606,710)		535,169
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.7%
Air Canada
Series 2020-A-2, 5.25%, 04/01/29	642	606
Alaska Air Pass Through Trust 2020-1A
Series 2020-A-1, 4.80%, 08/15/27	2,108	2,004
American Airlines, Inc.
Series 2016-AA-2, 3.20%, 06/15/28	3,875	3,381
American Express Credit Account Master Trust
Series 2022-A-4, 4.95%, 10/15/25	10,005	10,082
American Tower Trust #1
Series 2013-A-2, 3.07%, 03/15/23	6,596	6,557
Avid Automobile Receivables Trust 2021-1
Series 2021-A-1, 0.61%, 01/15/25	204	204
Bank 2017-Bnk5
Series 2017-AS-BNK5, REMIC, 3.62%, 06/17/27	2,286	2,089
BX Trust 2022-PSB
Series 2022-A-PSB, REMIC, 6.79%, (1 Month Term SOFR + 2.45%), 08/15/39 (i)	4,491	4,452
Capital One Prime Auto Receivables Trust 2022-2
Series 2022-A2A-2, 3.74%, 09/15/25	7,116	7,033
CCG Receivables Trust 2019-2
Series 2019-A2-2, 2.11%, 03/14/23	107	107
CCG Receivables Trust 2021-2
Series 2021-A2-2, 0.54%, 03/14/29	5,429	5,175
Chase Issuance Trust
Series 2022-A-A1, 3.97%, 09/15/25	4,553	4,434
CIM Trust 2021-J2
Series 2021-A1-J2, REMIC, 2.50%, 11/25/42 (i)	5,297	4,256
CNH Equipment Trust 2022-A
Series 2022-A2-A, 2.39%, 01/16/24	3,007	2,960
CNH Equipment Trust 2022-B
Series 2022-A2-B, 3.94%, 12/15/25	5,210	5,164
COMM 2014-UBS3 Mortgage Trust
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	1,584	1,524
COMM 2015-CCRE27 Mortgage Trust
Series 2015-A4-CR27, REMIC, 3.61%, 09/12/25	1,825	1,720
CSMC 2017-HL1 Trust
Series 2017-A1-HL1, REMIC, 3.50%, 05/25/39 (i)	446	391
Dell Equipment Finance Trust 2022-1
Series 2022-A2-1, 2.11%, 11/22/23	2,459	2,433
DLLAA 2021-1 LLC
Series 2021-A3-1A, 0.67%, 04/17/26	2,490	2,358
DLLMT 2021-1 LLC
Series 2021-A3-1A, 1.00%, 07/20/25	7,622	7,227
DLLST 2022-1 LLC
Series 2022-A3-1A, 3.40%, 01/21/25	3,223	3,133
First Investors Auto Owner Trust 2021-1
Series 2021-A-1A, 0.45%, 12/15/23	775	766
First Investors Auto Owner Trust 2021-2
Series 2021-A-2A, 0.48%, 10/15/24	1,924	1,861
GM Financial Automobile Leasing Trust 2022-3
Series 2022-A2A-3, 4.01%, 01/22/24	4,129	4,093
GM Financial Consumer Automobile Receivables Trust 2021-4
Series 2021-B-4, 1.25%, 10/18/27	2,900	2,591
GM Financial Consumer Automobile Receivables Trust 2022-2
Series 2022-B-2, 3.77%, 04/17/28	3,441	3,290
Grace Trust
Series 2020-A-GRCE, REMIC, 2.35%, 12/12/30	6,150	4,736
Hilton Grand Vacations Inc.
Series 2017-A-AA, 2.66%, 08/25/23	347	338
Hilton Grand Vacations Trust 2019-A
Series 2019-A-AA, 2.34%, 07/25/33	1,674	1,562
Hilton Grand Vacations Trust 2020-A
Series 2020-A-AA, 2.74%, 02/25/39	1,706	1,604
Honda Auto Receivables 2022-2 Owner Trust
Series 2022-A2-2, 3.81%, 03/18/24	1,626	1,611
Hudson Yards 2019-30HY Mortgage Trust
Series 2019-A-30HY, REMIC, 3.23%, 07/12/29	4,130	3,541
Hyundai Auto Lease Securitization Trust 2021-B
Series 2021-A3-B, 0.33%, 06/17/24	7,283	7,173
Hyundai Auto Lease Securitization Trust 2022-C
Series 2022-A3-C, 4.38%, 12/16/24	2,320	2,288
Hyundai Auto Receivables Trust 2021-C
Series 2021-B-C, 1.49%, 11/15/25	1,815	1,615
J.P. Morgan Mortgage Acquisition Corp.
Series 2016-2A1-3, REMIC, 2.98%, 01/25/29 (i)	534	481
J.P. Morgan Mortgage Trust 2022-4
Series 2022-A3-4, REMIC, 3.00%, 09/25/43 (i)	5,704	4,771
JPMorgan Chase & Co.
Series 2014-A1-5, REMIC, 2.79%, 10/25/26 (i)	324	303

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Kubota Credit Owner Trust 2020-1
Series 2021-A3-1A, 0.62%, 08/15/25	2,797	2,673
Manhattan West 2020-1MW Mortgage Trust
Series 2020-A-OMW, REMIC, 2.13%, 09/10/27	3,833	3,273
MVW 2019-1 LLC
Series 2019-A-1A, 2.89%, 03/20/27	1,093	1,023
MVW Owner Trust 2017-1
Series 2017-A-1A, 2.42%, 12/20/34	330	320
OPG Trust 2021-PORT
Series 2021-A-PORT, REMIC, 4.80%, (1 Month USD LIBOR + 0.48%), 10/16/23 (i)	3,872	3,701
Prestige Auto Receivables Trust 2021-1
Series 2021-A3-1A, 0.83%, 07/15/25	8,205	8,090
Santander Retail Auto Lease Trust 2021-B
Series 2021-A3-B, 0.51%, 08/20/24	3,469	3,352
Sequoia Mortgage Trust 2020-4
Series 2020-A2-4, REMIC, 2.50%, 10/25/43 (i)	2,735	2,149
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	1,099	1,051
Series 2012-A-2, 4.00%, 10/29/24	981	932
Verizon Master Trust
Series 2022-A1A-5, 3.72%, 01/22/24 (e)	3,295	3,238
Series 2022-A1A-7, 5.23%, 11/20/24	8,298	8,347
Wells Fargo Commercial Mortgage Trust 2017-C38
Series 2017-B-C38, REMIC, 3.92%, 06/17/27 (i)	1,371	1,204
Wells Fargo Mortgage Backed Securities Trust
Series 2020-A1-3, REMIC, 3.00%, 12/25/42 (i)	1,243	1,030
Westlake Automobile Receivables Trust 2021-3
Series 2021-A3-3A, REMIC, 0.95%, 06/16/25	6,566	6,373
Total Non-U.S. Government Agency Asset-Backed Securities (cost $176,545)		166,670
SENIOR FLOATING RATE INSTRUMENTS 2.0%
Consumer Discretionary 0.8%
Adient US LLC
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 04/30/28 (i)	2,674	2,642
Caesars Resort Collection, LLC
2020 Term Loan B1, 7.57%, (1 Month USD LIBOR + 3.50%), 06/19/25 (i)	1,344	1,339
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 08/29/25 (i)	2,797	2,761
PCI Gaming Authority
Term Loan, 6.57%, (1 Month USD LIBOR + 2.50%), 05/15/26 (i)	2,743	2,722
UFC Holdings, LLC
2021 Term Loan B, 7.11%, (3 Month USD LIBOR + 2.75%), 04/29/26 (i)	1,282	1,264
		10,728
Industrials 0.6%
Air Canada
2021 Term Loan B, 8.13%, (3 Month USD LIBOR + 3.50%), 07/27/28 (i)	784	773
Berry Global, Inc.
2021 Term Loan Z, 6.02%, (1 Month USD LIBOR + 1.75%), 07/01/26 (i)	4,064	4,027
Cimpress Public Limited Company
USD Term Loan B, 7.57%, (1 Month USD LIBOR + 3.50%), 04/29/28 (i)	1,192	1,066
Genesee & Wyoming Inc. (New)
Term Loan, 5.67%, (3 Month USD LIBOR + 2.00%), 10/29/26 (i)	1,148	1,140
Hertz Corporation, (The)
2021 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 06/11/28 (i)	344	337
2021 Term Loan C, 7.32%, (1 Month USD LIBOR + 3.25%), 06/11/28 (i)	66	64
INEOS Styrolution US Holding LLC
2021 USD Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 01/21/26 (i)	967	948
		8,355
Communication Services 0.4%
CenturyLink, Inc.
2020 Term Loan B, 6.32%, (1 Month USD LIBOR + 2.25%), 03/15/27 (i)	2,133	2,023
CSC Holdings, LLC
2017 Term Loan B1, 6.57%, (1 Month USD LIBOR + 2.25%), 07/15/25 (i)	707	667
DirecTV Financing, LLC
Term Loan, 9.07%, (1 Month USD LIBOR + 5.00%), 07/22/27 (i)	1,075	1,044
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 6.57%, (1 Month USD LIBOR + 2.50%), 06/13/26 (i)	923	914
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 7.04%, (3 Month Term SOFR + 3.25%), 07/04/28 (i)	233	232
		4,880
Information Technology 0.1%
Peraton Corp.
Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 02/22/28 (i)	1,493	1,455
Energy 0.1%
Traverse Midstream Partners LLC
2017 Term Loan, 8.80%, (3 Month Term SOFR + 4.25%), 09/22/24 (i)	673	671
Total Senior Floating Rate Instruments (cost $26,563)		26,089
COMMON STOCKS 0.0%
Financials 0.0%
Nordic Aviation Capital Designated Activity Company (g) (l)	28	502
Total Common Stocks (cost $704)		502
SHORT TERM INVESTMENTS 2.0%
U.S. Treasury Bill 1.5%
Treasury, United States Department of
4.49%, 06/15/23 (d)	6,625	6,492
4.55%, 11/30/23 (d)	13,835	13,265
		19,757
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (m) (n)	5,700	5,700
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 3.89% (m) (n)	500	500
Total Short Term Investments (cost $25,950)		25,957
Total Investments 99.4% (cost $1,451,582)		1,305,456
Other Derivative Instruments (0.0)%		(230)
Other Assets and Liabilities, Net 0.6%		8,002
Total Net Assets 100.0%		1,313,228

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $126,939 and 9.7% of the Fund.

(b) Convertible security.

(c) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(d) All or a portion of the security was on loan as of December 31, 2022.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(g) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(i) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(j) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $7,601.

(k) The security is a direct debt of the agency and not collateralized by mortgages.

(l) Non-income producing security.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/PPM America Total Return Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Mars, Incorporated, 3.74%, 10/11/27	09/19/12	1,200	1,119	0.1

JNL/PPM America Total Return Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	24	March 2023	2,717	(3)	(22)
United States 2 Year Note	348	April 2023	71,377	(54)	(9)
United States Long Bond	457	March 2023	57,614	(105)	(332)
United States Ultra Bond	295	March 2023	39,691	(147)	(69)
				(309)	(432)
Short Contracts
United States 10 Year Ultra Bond	(668)	March 2023	(79,688)	69	677
United States 5 Year Note	(98)	April 2023	(10,613)	10	35
				79	712

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PPM America Total Return Fund
Assets - Securities
Corporate Bonds And Notes	—	549,950	1,119	551,069
Government And Agency Obligations	—	535,169	—	535,169
Non-U.S. Government Agency Asset-Backed Securities	—	166,670	—	166,670
Senior Floating Rate Instruments	—	26,089	—	26,089
Common Stocks	—	—	502	502
Short Term Investments	6,200	19,757	—	25,957
	6,200	1,297,635	1,621	1,305,456
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	712	—	—	712
	712	—	—	712
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(432)	—	—	(432)
	(432)	—	—	(432)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/RAFI Fundamental U.S. Small Cap Fund
COMMON STOCKS 99.6%
Industrials 18.8%
A. O. Smith Corporation	15	852
AAR Corp. (a)	7	325
ABM Industries Incorporated	13	575
Acuity Brands, Inc.	6	976
Aerojet Rocketdyne Holdings, Inc. (a)	11	594
Air Lease Corporation - Class A	20	768
Allegiant Travel Company (a)	3	187
Allison Systems, Inc.	26	1,076
Altra Industrial Motion Corp.	8	451
American Woodmark Corporation (a)	3	141
APi Group Corp (a)	14	258
Apogee Enterprises, Inc.	5	212
Applied Industrial Technologies, Inc.	4	496
Arcbest Corporation	5	344
Arcosa, Inc.	6	340
Armstrong World Industries, Inc.	4	299
ASGN Incorporated (a)	6	462
Astec Industries, Inc.	4	154
Atlas Air Worldwide Holdings, Inc. (a)	6	595
Avis Budget Group, Inc. (a)	4	595
Barnes Group Inc.	6	260
Beacon Roofing Supply, Inc. (a)	9	470
Boise Cascade Company	8	557
Booz Allen Hamilton Holding Corporation - Class A	12	1,212
Brady Corporation - Class A	7	316
BrightView Holdings, Inc. (a)	7	48
Builders FirstSource, Inc. (a)	9	596
BWXT Government Group, Inc.	9	536
Caci International Inc. - Class A (a)	3	891
Clarivate PLC (a)	43	355
Clean Harbors, Inc. (a)	5	550
Comfort Systems USA, Inc.	4	416
Copart, Inc. (a)	12	747
Core & Main, Inc. - Class A (a)	4	76
CoreCivic, Inc. (a)	28	319
CoStar Group, Inc. (a)	12	890
Crane Holdings, Co.	3	289
Curtiss-Wright Corporation	5	798
Deluxe Corporation	7	116
Donaldson Company, Inc.	12	728
Dun & Bradstreet Holdings, Inc.	17	211
Dycom Industries, Inc. (a)	5	483
EMCOR Group, Inc.	9	1,311
Encore Wire Corporation	2	340
EnerSys	7	538
Equifax Inc.	5	993
ESAB Corporation	1	60
Flowserve Corporation	22	682
Forward Air Corporation	3	350
Franklin Electric Co., Inc.	3	275
FTI Consulting, Inc. (a)	4	616
Gates Industrial Corporation PLC (a)	14	165
GATX Corporation	5	547
Generac Holdings Inc. (a)	2	238
GMS Inc. (a)	6	316
Graco Inc.	10	672
GrafTech International Ltd.	45	215
Granite Construction Incorporated	10	360
GXO Logistics Inc. (a)	16	697
Hawaiian Holdings, Inc. (a)	23	240
Healthcare Services Group, Inc.	23	272
HEICO Corporation	3	480
Herc Holdings Inc.	2	272
Hertz Global Holdings, Inc. (a)	34	519
Hexcel Corporation	14	810
Hillenbrand, Inc.	8	327
HNI Corporation	6	179
Hub Group, Inc. - Class A (a)	6	461
Hubbell Incorporated	5	1,263
IDEX Corporation	5	1,089
Ingersoll Rand Inc.	21	1,121
Insperity, Inc.	3	295
ITT Inc.	10	773
JELD-WEN Holding, Inc. (a)	25	245
Kaman Corporation	6	129
KAR Auction Services, Inc. (a)	30	396
KBR, Inc.	13	689
Kennametal Inc.	17	416
Kirby Corporation (a)	9	599
Knight-Swift Transportation Holdings Inc. - Class A	24	1,277
Korn Ferry	8	389
Landstar System, Inc.	5	805
Lennox International Inc.	3	728
Lincoln Electric Holdings, Inc.	6	868
Lyft, Inc. - Class A (a)	27	303
Masonite International Corporation (a)	5	399
MasTec, Inc. (a)	9	753
Matson Intermodal - Paragon, Inc.	4	271
Matthews International Corporation - Class A	3	106
Maxar Technologies Inc.	10	531
MDU Resources Group, Inc.	33	1,006
Millerknoll, Inc.	15	310
Mine Safety Appliances Company, LLC	2	339
Moog Inc. - Class A	4	310
MSC Industrial Direct Co., Inc. - Class A	9	743
Mueller Industries, Inc.	8	495
Nordson Corporation	3	630
Now, Inc. (a)	25	311
Nvent Electric Public Limited Company	23	884
Oshkosh Corporation	14	1,211
Parsons Corporation (a)	5	230
Pentair Public Limited Company	23	1,032
Pitney Bowes Inc.	56	212
Primoris Services Corporation	11	245
Regal Beloit Corporation	7	832
Resideo Technologies, Inc. (a)	20	331
Rollins, Inc.	9	333
Rush Enterprises, Inc. - Class A	7	390
RXO Inc. (a)	10	165
Ryder System, Inc.	16	1,304
Saia, Inc. (a)	1	295
Schneider National, Inc. - Class B	13	303
Science Applications International Corporation	9	959
Sensata Technologies Holding PLC	20	787
Simpson Manufacturing Co., Inc.	4	382
SkyWest, Inc. (a)	14	238
Spirit Airlines	24	466
Steelcase Inc. - Class A	25	173
Stericycle, Inc. (a)	10	488
Sunrun Inc. (a)	19	446
Terex Corporation	12	532
Tetra Tech, Inc.	4	522
Textainer Group Holdings Limited	6	176
The Greenbrier Companies, Inc.	12	407
The Middleby Corporation (a)	4	555
The Timken Company	10	736
The Toro Company	8	898
TransUnion	8	465
Trinet Group, Inc. (a)	3	209
Trinity Industries, Inc.	19	550
TrueBlue, Inc. (a)	6	126
UFP Industries, Inc.	9	704
U-Haul Holding Company	10	579
Unifirst Corporation	2	403
Univar Solutions Inc. (a)	25	782
Valmont Industries, Inc.	2	666
Verisk Analytics, Inc.	7	1,198
Veritiv Corporation	3	358
Watsco, Inc.	3	836
Watts Water Technologies, Inc. - Class A	2	351
Werner Enterprises, Inc.	14	557
WESCO International, Inc. (a)	9	1,145
Woodward, Inc.	6	602
XPO, Inc. (a)	16	545
Xylem Inc.	13	1,382
		77,078
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Financials 14.7%
Affiliated Managers Group, Inc.	7	1,110
American Equity Investment Life Holding Company	16	715
Ameris Bancorp	6	295
Apollo Commercial Real Estate Finance, Inc. (b)	32	345
Ares Management Corporation - Class A	2	170
Artisan Partners Asset Management Inc. - Class A	9	258
Associated Banc-Corp	28	655
Assurant, Inc.	7	870
Atlantic Union Bank	9	299
Bank of Hawaii Corporation	5	413
Bank OZK	15	597
BankUnited, Inc.	17	570
Banner Corporation	5	333
BGC Partners, Inc. - Class A	56	210
Blackstone Mortgage Trust, Inc. - Class A	23	488
BOK Financial Corporation	3	352
Brighthouse Financial, Inc. (a)	19	985
Brightsphere Investment Group Inc.	11	233
BrightSpire Capital, Inc - Class A	17	109
Brown & Brown, Inc.	12	695
Cadence Bank	21	509
Cannae Holdings, Inc. (a)	4	76
Capitol Federal Financial	19	166
Cathay General Bancorp	9	365
Chimera Investment Corporation (c)	75	413
CNO Financial Group, Inc.	28	633
Cohen & Steers, Inc.	2	123
Coinbase Global, Inc. - Class A (a)	2	71
Columbia Banking System, Inc.	12	375
Commerce Bancshares, Inc.	8	575
Community Bank System, Inc.	5	331
Credit Acceptance Corporation (a) (c)	1	329
Cullen/Frost Bankers, Inc.	5	686
CVB Financial Corp.	14	359
East West Bancorp, Inc.	13	824
Eastern Bankshares, Inc.	15	258
Erie Indemnity Company - Class A	2	423
Essent Group Ltd.	13	495
Evercore Inc. - Class A	7	719
F.N.B. Corporation	61	792
FactSet Research Systems Inc.	1	455
Federated Hermes, Inc. - Class B	17	621
First American Financial Corporation	21	1,119
First Citizens BancShares, Inc. - Class A	1	582
First Financial Bancorp.	10	236
First Hawaiian, Inc.	20	524
First Horizon Corporation	54	1,327
First Interstate BancSystem, Inc. - Class A	12	452
First Republic Bank	9	1,146
FirstCash Holdings, Inc.	12	1,006
Fulton Financial Corporation	25	426
Glacier Bancorp, Inc.	8	409
Hancock Whitney Corporation	11	526
Hilltop Holdings Inc.	11	340
Home BancShares, Inc.	19	428
Hope Bancorp, Inc.	24	306
Horace Mann Educators Corporation	7	257
Houlihan Lokey, Inc. - Class A	3	291
Independence Holdings, LLC	28	924
Independent Bank Group, Inc.	4	224
Interactive Brokers Group, Inc. - Class A	2	145
International Bancshares Corporation	7	307
Jackson Financial Inc. - Class A (b)	18	623
Janus Henderson Group PLC	37	870
Ladder Capital Corp - Class A	19	191
LPL Financial Holdings Inc.	5	999
MarketAxess Holdings Inc.	1	327
Mercury General Corporation	8	285
MFA Financial, Inc.	35	350
MGIC Investment Corporation	61	788
Moelis & Company - Class A	7	281
Morningstar, Inc.	1	198
Mr. Cooper Group Inc. (a)	6	238
MSCI Inc. - Class A	2	874
Nelnet, Inc. - Class A	2	178
New York Community Bancorp, Inc. - Series A	157	1,351
New York Mortgage Trust, Inc.	98	252
Old National Bancorp	37	668
Pacific Premier Bancorp, Inc.	9	298
PacWest Bancorp	24	560
PennyMac Financial Services, Inc.	6	337
PennyMac Mortgage Investment Trust (c)	27	335
Pinnacle Financial Partners, Inc.	7	477
PRA Group, Inc. (a)	6	200
Primerica, Inc.	5	675
ProAssurance Corporation	6	104
PROG Holdings, Inc. (a)	24	398
Prosperity Bancshares, Inc.	12	866
Radian Group Inc.	33	628
Redwood Trust, Inc.	25	172
Renasant Corporation	7	261
RLI Corp.	3	354
Rocket Companies, Inc. - Class A	11	75
SEI Investments Company	18	1,024
Selective Insurance Group, Inc.	6	550
Signature Bank	4	479
Simmons First National Corporation - Class A	17	372
SLM Corporation	42	700
Southstate Corporation	7	557
Starwood Property Trust, Inc.	46	852
Stewart Information Services Corporation	5	208
Stifel Financial Corp.	8	480
SVB Financial Group (a)	3	669
Synovus Financial Corp.	19	704
Texas Capital Bancshares, Inc. (a)	6	356
TFS Financial Corporation	4	58
The Carlyle Group, Inc.	13	386
The Hanover Insurance Group, Inc.	5	733
Tradeweb Markets Inc. - Class A	4	257
Trustmark Corporation	8	290
Two Harbors Investment Corp.	19	292
UMB Financial Corporation	4	357
United Bankshares, Inc.	17	677
United Community Banks, Inc.	9	307
Valley National Bancorp	55	616
Virtu Financial, Inc. - Class A	10	211
Voya Financial, Inc.	18	1,078
Walker & Dunlop, Inc.	3	238
Washington Federal, Inc.	12	413
Webster Financial Corporation	16	737
WesBanco, Inc.	7	261
Western Alliance Bancorporation	6	342
White Mountains Insurance Group Ltd	—	601
Wintrust Financial Corporation	6	514
Zurich American Corporation	10	494
		60,301
Consumer Discretionary 13.0%
Abercrombie & Fitch Co. - Class A (a)	21	479
Academy Sports & Outdoors, Inc.	12	604
Acushnet Holdings Corp.	4	171
Adtalem Global Education Inc. (a)	12	437
Airbnb, Inc. - Class A (a)	4	330
American Axle & Manufacturing Holdings, Inc. (a)	46	357
American Eagle Outfitters, Inc.	52	721
Asbury Automotive Group, Inc. (a)	3	569
AutoZone, Inc. (a)	—	994
Big Lots, Inc.	30	435
Bloomin' Brands, Inc.	16	328
Boyd Gaming Corporation	5	286
Bright Horizons Family Solutions, Inc. (a)	4	236
Brunswick Corporation	13	907
Burlington Stores, Inc. (a)	3	700
Caesars Entertainment, Inc. (a)	9	389
Caleres, Inc.	10	226
Carter's, Inc.	10	740
Century Communities, Inc.	6	277
Churchill Downs Incorporated	2	423

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Columbia Sportswear Company	6	482
Cracker Barrel Old Country Store, Inc.	5	512
Dana Incorporated	39	586
Dave & Buster's Entertainment, Inc. (a)	5	186
Deckers Outdoor Corporation (a)	2	956
Designer Brands Inc. - Class A	26	257
Dillard's, Inc. - Class A (c)	1	270
Domino's Pizza, Inc.	3	1,058
Doordash, Inc. - Class A (a)	6	275
Dorman Products, Inc. (a)	3	226
Draftkings Inc. - Class A (a) (c)	1	16
ETSY, Inc. (a)	4	443
Five Below, Inc. (a)	2	366
GameStop Corp. - Class A (a) (c)	23	420
Genesco Inc. (a)	5	217
Gentex Corporation	35	942
Gentherm Incorporated (a)	4	288
G-III Apparel Group, Ltd. (a)	14	199
Gopro Inc. - Class A (a)	26	127
Graham Holdings Co., Ltd. - Class B	1	342
Grand Canyon Education, Inc. (a)	5	513
Group 1 Automotive, Inc.	5	844
Guess ?, Inc.	13	276
H & R Block, Inc.	19	684
Hanesbrands Inc.	103	656
Harley-Davidson, Inc.	24	1,002
Helen of Troy Limited (a)	4	403
Hilton Grand Vacations Inc. (a)	5	196
International Game Technology PLC	18	417
iRobot Corporation (a)	7	328
Jack in the Box Inc.	6	382
KB Home	20	639
Kontoor Brands, Inc.	7	265
Laureate Education, Inc. - Class A	24	232
La-Z-Boy Incorporated	12	276
LCI Industries	4	397
Leggett & Platt, Incorporated	25	794
Levi Strauss & Co. - Class A	7	113
LGI Homes, Inc. (a)	3	258
Life Time Group Holdings, Inc. (a)	4	42
Light & Wonder, Inc. (a)	7	437
Lithia Motors, Inc. - Class A	4	752
M.D.C. Holdings, Inc.	15	474
M/I Homes, Inc. (a)	8	356
Marriott Vacations Worldwide Corporation	5	670
Mattel, Inc. (a)	33	585
Meritage Homes Corporation (a)	9	796
Murphy USA Inc.	5	1,364
Norwegian Cruise Line Holdings Ltd. (a)	57	700
Ollie's Bargain Outlet Holdings, Inc. (a)	6	287
PENN Entertainment, Inc. (a)	13	390
Petco Health And Wellness Company, Inc. - Class A (a)	8	76
Polaris Inc.	9	929
Pool Corporation	1	445
Red Rock Resorts, Inc. - Class A	3	129
Sally Beauty Holdings, Inc. (a)	27	333
Service Corporation International	10	707
Signet Jewelers Limited	9	629
Six Flags Operations Inc. (a)	18	428
Skechers U.S.A., Inc. - Class A (a)	19	782
Sleep Number Corporation (a)	8	209
Sonic Automotive, Inc. - Class A	7	336
Steven Madden, Ltd.	13	410
Strategic Education, Inc.	4	312
Taylor Morrison Home II Corporation - Class A (a)	31	942
Tempur Sealy International, Inc.	16	562
Texas Roadhouse, Inc. - Class A	6	549
The Buckle, Inc.	6	290
The Cheesecake Factory Incorporated	10	302
The ODP Corporation (a)	14	627
The Wendy's Company	23	509
Thor Industries, Inc.	14	1,033
TopBuild Corp. (a)	3	428
Topgolf Callaway Brands Corp. (a)	9	177
Travel + Leisure Co.	16	577
TRI Pointe Homes Holdings, Inc. (a)	38	701
Tupperware Brands Corporation (a)	19	79
Ulta Beauty, Inc. (a)	3	1,353
Under Armour, Inc. - Class A (a)	50	511
Urban Outfitters, Inc. (a)	21	510
Vail Resorts, Inc.	3	728
Victoria's Secret & Co. (a)	9	336
Vista Outdoor Inc. (a)	8	198
Visteon Corporation (a)	9	1,139
Williams-Sonoma, Inc.	7	856
Winnebago Industries, Inc.	5	275
Wolverine World Wide, Inc.	21	224
Wyndham Hotels & Resorts, Inc.	6	436
Wynn Resorts, Limited (a)	10	792
		53,164
Information Technology 11.9%
ACI Worldwide, Inc. (a)	16	360
Adeia Inc.	11	108
Advanced Energy Industries, Inc.	4	311
Amkor Technology, Inc.	16	395
ANSYS, Inc. (a)	4	922
Arista Networks, Inc. (a)	7	825
Autodesk, Inc. (a)	6	1,097
Avaya Holdings Corp. (a) (c)	117	23
Belden Inc.	7	470
Benchmark Electronics, Inc.	5	140
Bentley Systems, Incorporated - Class B	9	333
Black Knight, Inc. (a)	7	425
Block, Inc. - Class A (a)	9	537
Broadridge Financial Solutions, Inc.	8	1,061
Cerence Inc. (a)	10	182
Ciena Corporation (a)	20	1,004
Cirrus Logic, Inc. (a)	11	782
Cognex Corporation	10	489
Coherent Corp. (a)	10	351
CommScope Holding Company, Inc. (a)	76	559
Concentrix Corporation	4	466
Conduent Incorporated (a)	45	182
CSG Systems International, Inc.	5	283
Diodes Incorporated (a)	5	380
Dolby Laboratories, Inc. - Class A	7	511
Dropbox, Inc. - Class A (a)	24	533
Emersub CX, Inc. (a)	2	325
Entegris, Inc.	6	374
EPAM Systems, Inc. (a)	1	458
Euronet Worldwide, Inc. (a)	5	465
Fair Isaac Corporation (a)	1	658
First Solar, Inc. (a)	9	1,411
Fortinet, Inc. (a)	14	700
Gartner, Inc. (a)	2	593
Genpact Limited	19	887
GoDaddy Inc. - Class A (a)	9	664
Guidewire Software, Inc. (a)	4	272
Infinera Corporation (a) (c)	38	255
Informatica Inc. - Class A (a)	2	25
Insight Enterprises, Inc. (a)	7	664
InterDigital, Inc.	6	281
IPG Photonics Corporation (a)	4	408
Itron, Inc. (a)	7	359
Jack Henry & Associates, Inc.	5	809
Keysight Technologies, Inc. (a)	7	1,267
Knowles Corporation (a)	18	293
Littelfuse, Inc.	2	448
LiveRamp Holdings, Inc. (a)	15	342
Lumentum Holdings Inc. (a)	6	290
Manhattan Associates, Inc. (a)	3	320
MAXIMUS, Inc.	11	796
Methode Electronics, Inc.	5	216
MKS Instruments, Inc.	7	584
Monolithic Power Systems, Inc.	1	273
National Instruments Corporation	17	642
NCR Corporation (a)	31	719
NetScout Systems, Inc. (a)	14	467

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Osi Systems, Inc. (a)	3	225
Palantir Technologies Inc. - Class A (a)	32	207
Palo Alto Networks, Inc. (a)	6	767
Paysafe Limited (a)	6	77
PC Connection, Inc.	2	75
Pegasystems Inc.	4	129
Plexus Corp. (a)	4	429
Power Integrations, Inc.	3	239
Progress Software Corporation	6	308
PTC Inc. (a)	3	388
Pure Storage, Inc. - Class A (a)	13	342
Rackspace Technology, Inc. (a)	9	28
RingCentral, Inc. - Class A (a)	6	220
Sabre Corporation (a)	113	697
Sanmina Corporation (a)	12	706
Semtech Corporation (a)	6	172
ServiceNow, Inc. (a)	2	669
Silicon Laboratories Inc. (a)	3	371
Snowflake Inc. - Class A (a)	2	335
SolarWinds Corporation (a)	5	42
Splunk Inc. (a)	7	570
SS&C Technologies Holdings, Inc.	19	988
Stratasys, Inc. (a)	11	128
Super Micro Computer, Inc. (a)	7	607
Synaptics Incorporated (a)	4	398
TD SYNNEX Corporation	5	430
Teledyne Technologies Incorporated (a)	2	982
Teradata Corporation (a)	19	642
Teradyne, Inc.	12	1,072
Trimble Inc. (a)	18	917
TTM Technologies, Inc. (a)	23	348
Twilio Inc. - Class A (a)	10	472
Tyler Technologies, Inc. (a)	1	345
Ubiquiti Inc. (c)	—	65
Unity Software Inc. (a)	5	153
VeriSign, Inc. (a)	4	722
ViaSat, Inc. (a)	13	424
Viavi Solutions Inc. (a)	24	249
Vishay Intertechnology, Inc.	27	577
Vontier Corporation	20	395
Wex, Inc. (a)	2	353
Wolfspeed, Inc. (a) (c)	5	365
Workday, Inc. - Class A (a)	5	882
Xperi Inc. (a)	3	26
Zebra Technologies Corporation - Class A (a)	3	760
Zoom Video Communications, Inc. - Class A (a)	3	226
		48,516
Real Estate 9.8%
Acadia Realty Trust	15	209
Agree Realty Corporation	4	299
Alexander & Baldwin, Inc.	10	194
American Homes 4 Rent - Class A	16	493
Americold Realty Trust	21	586
Apartment Income REIT Corp.	14	495
Apple Hospitality REIT, Inc.	46	731
Brandywine Realty Trust	51	311
Brixmor Property Group Inc.	40	909
Camden Property Trust	7	757
CBL & Associates Properties, Inc.	4	88
Corporate Office Properties Trust	16	424
Cousins Properties Incorporated	21	533
Cubesmart, L.P.	12	479
Cushman & Wakefield PLC (a)	17	207
DiamondRock Alpharetta Tenant, LLC	44	359
DigitalBridge Group, Inc. - Class A	36	396
Douglas Emmett, Inc.	25	395
EastGroup Properties, Inc.	2	264
ELME Communities	14	253
Empire State Realty Trust, Inc. - Class A	39	266
EPR Properties	12	468
Equity Commonwealth	15	367
Equity Lifestyle Properties, Inc.	7	481
Extra Space Storage Inc.	5	785
Federal Realty Investment Trust	7	667
First Industrial Realty Trust, Inc.	7	360
Gaming and Leisure Properties, Inc.	18	939
Global Net Lease, Inc.	19	243
Healthcare Realty Trust Incorporated - Class A	36	692
Highwoods Properties, Inc.	18	506
Hudson Pacific Properties, Inc.	37	361
InvenTrust Properties Corp.	10	230
Invitation Homes Inc.	37	1,082
JBG Smith Properties	22	424
Kennedy-Wilson Holdings, Inc.	13	207
Kilroy Realty Corporation	15	593
Kimco Realty Corporation	54	1,136
Kite Realty Naperville, LLC	21	442
Lamar Advertising Company - Class A	7	683
Life Storage Inc.	5	454
LXP Industrial Trust	34	340
Medical Properties Trust, Inc. (c)	67	749
National Health Investors, Inc.	5	274
National Retail Properties, Inc.	16	747
Office Properties Income Trust	11	147
Omega Healthcare Investors, Inc.	30	842
OUTFRONT Media Inc.	26	423
Paramount Group, Inc.	57	336
Pebblebrook Hotel Trust	27	365
Phillips Edison & Company, Inc.	11	365
Physicians Realty Trust	27	391
Piedmont Office Realty Trust, Inc. - Class A	28	261
PotlatchDeltic Corporation	7	327
Rayonier Inc.	13	438
Realogy Holdings Corp. (a)	43	274
Regency Centers Corporation	17	1,071
Retail Opportunity Investments Corp.	15	226
Rexford Industrial Realty, Inc.	6	309
RLJ III-EM Columbus Lessee, LLC	48	505
Ryman Hospitality Properties, Inc.	4	305
Sabra Health Care REIT, Inc.	44	549
SBA Communications Corporation	1	367
Service Properties Trust	50	364
SITE Centers Corp.	31	424
SL Green Realty Corp. (c)	21	696
Spirit Realty Capital, Inc.	14	562
STAG Industrial, Inc.	12	397
Store Capital Corporation	23	746
Sun Communities, Inc.	6	900
Sunstone Hotel Investors, Inc.	47	451
Tanger Factory Outlet Centers, Inc.	17	310
The Howard Hughes Corporation (a)	4	311
The Macerich Company	60	673
UDR, Inc.	20	791
Uniti Group Inc.	52	290
Urban Edge Properties	17	246
Veris Residential, Inc (a)	16	253
VICI Properties Inc.	46	1,487
W.P. Carey Inc.	15	1,187
Xenia Hotels & Resorts, Inc.	17	222
Zillow Group, Inc. - Class C (a)	17	554
		40,243
Health Care 8.8%
Acadia Healthcare Company, Inc. (a)	7	588
Align Technology, Inc. (a)	3	650
Allscripts Healthcare Solutions, Inc. (a)	26	460
Alnylam Pharmaceuticals, Inc. (a)	3	605
Amedisys, Inc. (a)	3	233
AMN Healthcare Services, Inc. (a)	3	348
Avantor, Inc. (a)	13	278
Azenta, Inc. (a)	4	238
BioMarin Pharmaceutical Inc. (a)	11	1,142
Bio-Rad Laboratories, Inc. - Class A (a)	2	771
Bio-Techne Corporation	4	330
Brookdale Senior Living Inc. (a)	57	157
Bruker Corporation	7	451
Catalent, Inc. (a)	7	307
Charles River Laboratories International, Inc. (a)	2	423
Chemed Corporation	1	617

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Community Health Systems, Inc. (a)	51	220
Coronado Topco, Inc. (a)	1	60
DexCom, Inc. (a)	4	501
Elanco Animal Health Incorporated (a)	60	729
Emergent BioSolutions Inc. (a)	13	152
Encompass Health Corporation	11	666
Enhabit Inc. (a)	3	37
Enovis Corporation (a)	5	293
Envista Holdings Corporation (a)	22	726
Exact Sciences Corporation (a)	8	387
Exelixis, Inc. (a)	26	424
Globus Medical, Inc. - Class A (a)	4	294
Haemonetics Corporation (a)	5	394
Hologic, Inc. (a)	18	1,318
Horizon Therapeutics Public Limited Company (a)	8	862
ICU Medical, Inc. (a)	2	311
IDEXX Laboratories, Inc. (a)	2	703
Incyte Corporation (a)	15	1,227
Integer Holdings Corporation (a)	4	286
Integra LifeSciences Holdings Corporation (a)	5	299
Ionis Pharmaceuticals, Inc. (a)	10	361
LHC Group, Inc. (a)	2	383
LivaNova PLC (a)	5	255
Masimo Corporation (a)	3	379
Mettler-Toledo International Inc. (a)	1	1,307
Moderna, Inc. (a)	3	594
Molina Healthcare, Inc. (a)	5	1,549
Multiplan Corporation - Class A (a)	63	72
Myriad Genetics, Inc. (a)	12	169
Nektar Therapeutics (a)	57	129
NuVasive, Inc. (a)	6	240
OPKO Health, Inc. (a)	69	86
Owens & Minor, Inc. (a)	18	354
Patterson Companies, Inc.	21	580
Pediatrix Medical Group, Inc. (a)	18	264
PerkinElmer, Inc.	6	850
Premier Healthcare Solutions, Inc. - Class A	15	518
ResMed Inc.	5	1,008
Roivant Sciences Ltd. (a)	23	185
Royalty Pharma PLC - Class A	12	458
Sage Therapeutics Inc. (a)	9	330
Sarepta Therapeutics, Inc. (a)	4	509
Seagen Inc. (a)	4	559
Select Medical Holdings Corporation	14	355
Steris Limited	6	1,025
Syneos Health, Inc. - Class A (a)	12	449
Teladoc Health, Inc. (a)	29	685
Teleflex Incorporated	3	773
Tenet Healthcare Corporation (a)	12	600
The Cooper Companies, Inc.	3	887
United Therapeutics Corporation (a)	6	1,564
Veeva Systems Inc. - Class A (a)	2	376
West Pharmaceutical Services, Inc.	2	479
		35,819
Materials 7.0%
Albemarle Corporation	5	1,128
AptarGroup, Inc.	7	736
Arconic Corporation (a)	26	559
Ardagh Group S.A. - Class A (d)	—	—
Ashland Global Holdings Inc.	7	769
ATI Inc. (a)	10	307
Avery Dennison Corporation	7	1,270
Avient Corporation	12	400
Axalta Coating Systems Ltd. (a)	25	638
Ball Corporation	21	1,091
Berry Global Group, Inc.	15	925
Cabot Corporation	8	508
Carpenter Technology Corporation	11	412
Cleveland-Cliffs Inc. (a)	19	305
Commercial Metals Company	20	965
Compass Minerals International, Inc.	7	307
Crown Holdings, Inc.	9	750
Eagle Materials Inc.	4	567
Ecovyst Inc. (a)	11	96
Element Solutions Inc.	19	353
FMC Corporation	9	1,148
Graphic Packaging Holding Company	49	1,086
Greif, Inc. - Class A	6	412
H.B. Fuller Company	6	458
Hecla Mining Company	58	322
Huntsman Corporation	36	1,001
Innospec Inc.	3	294
Kaiser Aluminum Corporation	4	297
Louisiana-Pacific Corporation	10	614
MATIV Holdings, Inc.	9	188
Minerals Technologies Inc.	4	261
NewMarket Corporation	1	337
O-I Glass, Inc. (a)	35	581
Olin Corporation	15	797
Quaker Chemical Corporation	1	206
Royal Gold, Inc.	4	423
RPM International Inc.	12	1,190
Schnitzer Steel Industries, Inc. - Class A	8	249
Sealed Air Corporation	19	956
Sensient Technologies Corporation	5	390
Silgan Holdings Inc.	10	531
Sonoco Products Company	16	981
Stepan Company	2	235
Summit Materials, Inc. - Class A (a)	13	369
Sylvamo Corporation	13	655
The Chemours Company	27	827
The Scotts Miracle-Gro Company	6	310
Trinseo Public Limited Company	17	391
Tronox Holdings PLC	11	146
Warrior Met Coal, Inc.	21	711
Worthington Industries, Inc.	7	335
		28,787
Energy 5.5%
Antero Midstream Corporation	23	252
Antero Resources Corporation (a)	28	853
Apa Corp.	32	1,513
Arch Resources, Inc. - Class A	3	495
Archrock, Inc.	28	248
ChampionX Corporation	13	366
Cheniere Energy, Inc.	5	820
CNX Resources Corporation (a)	39	653
Coterra Energy Inc.	42	1,025
CVR Energy, Inc.	7	233
Delek US Holdings, Inc.	28	753
Devon Energy Corporation	22	1,381
Diamondback Energy, Inc.	8	1,081
Dril-Quip, Inc. (a)	8	211
DT Midstream, Inc.	8	461
EQT Corporation	29	968
Equitrans Midstream Corporation	88	588
Green Plains Inc. (a)	9	288
Helmerich & Payne, Inc.	23	1,142
Kosmos Energy Ltd. (a)	41	259
Matador Resources Company	5	258
Murphy Oil Corporation	27	1,172
Nabors Industries Ltd (a)	3	484
Oceaneering International, Inc. (a)	26	452
Ovintiv Canada ULC	23	1,186
Patterson-UTI Energy, Inc.	37	620
PDC Energy, Inc.	7	416
Peabody Energy Corporation (a)	33	875
Permian Resources Corporation - Class A	28	260
Range Resources Corporation	13	312
RPC, Inc.	15	130
SM Energy Company	11	371
TechnipFMC PLC	127	1,548
Valaris Limited (a)	8	519
Weatherford International Public Limited Company (a)	9	458
		22,651
Consumer Staples 4.1%
B&G Foods, Inc.	20	218
Bellring Intermediate Holdings, Inc. (a)	3	66

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Brown-Forman Corporation - Class B	15	974
Cal-Maine Foods, Inc.	5	290
Casey's General Stores, Inc.	6	1,299
Central Garden & Pet Company - Class A (a)	6	228
Coty Inc. - Class A (a)	61	521
Darling Ingredients Inc. (a)	11	659
Del Monte Fresh Produce Company	5	124
Edgewell Personal Care Colombia S A S	13	499
Flowers Foods, Inc.	27	773
Herbalife Nutrition Ltd. (a)	12	183
Ingles Markets, Incorporated - Class A	3	325
J & J Snack Foods Corp.	1	205
Lamb Weston Holdings, Inc.	7	625
Lancaster Colony Corporation	2	425
McCormick & Company, Incorporated	15	1,224
National Beverage Corp. (a)	2	101
Nomad Foods Limited (a)	25	425
Nu Skin Enterprises, Inc. - Class A	14	600
Performance Food Group Company (a)	26	1,521
Post Holdings, Inc. (a)	8	690
PriceSmart, Inc.	4	229
Reynolds Consumer Products Inc.	4	107
Seaboard Corporation	—	79
Spartannash Company	9	278
Spectrum Brands Holdings, Inc.	10	582
Sprouts Farmers Market, Inc. (a)	29	923
The Andersons, Inc.	8	286
The Boston Beer Company, Inc. - Class A (a)	1	244
The Hain Celestial Group, Inc. (a)	17	274
Treehouse Foods, Inc. (a)	13	618
United Natural Foods, Inc. (a)	14	552
Universal Corporation	4	213
USANA Health Sciences, Inc. (a)	2	122
Vector Group Ltd.	19	223
Weis Markets, Inc.	2	183
		16,888
Communication Services 3.0%
Advantage Solutions, Inc. - Class A (a)	9	18
AMC Entertainment Holdings, Inc. - Class A (a) (c)	26	106
AMC Networks, Inc. - Class A (a)	12	192
Angi Inc. - Class A (a)	13	31
Bumble Inc. - Class A (a)	7	147
Cable One, Inc.	—	263
Cinemark Holdings, Inc. (a)	31	266
Clear Channel Outdoor Holdings, Inc. (a)	75	79
EchoStar Corporation - Class A (a)	8	140
Frontier Communications Parent, Inc. (a)	12	318
Gray Television, Inc.	19	212
IAC Inc. (a)	8	357
iHeartMedia, Inc. - Class A (a)	21	131
John Wiley & Sons, Inc. - Class A	6	243
Liberty Broadband Corporation - Series C (a)	8	643
Liberty Latin America Ltd. - Class C (a)	42	323
Liberty Media Corporation - Series C (a)	11	684
Lions Gate Entertainment Corp. - Class A (a)	41	233
Live Nation Entertainment, Inc. (a)	2	163
Madison Square Garden Entertainment Corp. - Class A (a)	5	231
Match Group, Inc. (a)	6	244
Nexstar Media Group, Inc. - Class A	4	768
Pinterest, Inc. - Class A (a)	23	550
Roku Inc. - Class A (a)	3	128
Scholastic Corporation	4	144
Sinclair Broadcast Group, Inc. - Class A	12	180
Snap Inc. - Class A (a)	42	378
Take-Two Interactive Software, Inc. (a)	9	945
TEGNA Inc.	30	634
Telephone and Data Systems, Inc.	29	307
The Interpublic Group of Companies, Inc.	43	1,442
The New York Times Company - Class A	12	384
TripAdvisor, Inc. (a)	19	348
United States Cellular Corporation (a)	4	77
Yelp Inc. (a)	15	413
Ziff Davis, Inc. (a)	5	417
		12,139
Utilities 3.0%
ALLETE, Inc.	9	574
Atmos Energy Corporation	13	1,449
Avista Corporation	12	532
Black Hills Corporation	9	611
Clearway Energy, Inc. - Class C	9	284
Essential Utilities, Inc.	16	746
Hawaiian Electric Industries, Inc.	12	483
IDACORP, Inc.	6	614
National Fuel Gas Company	9	599
New Jersey Resources Corporation	12	593
NorthWestern Corporation	10	577
OGE Energy Corp.	29	1,146
One Gas, Inc.	7	546
Ormat Technologies, Inc. (c)	4	305
PNM Resources, Inc.	11	554
Portland General Electric Company	15	735
South Jersey Industries, Inc.	14	514
Southwest Gas Holdings, Inc.	10	605
Spire Inc.	8	545
		12,012
Total Common Stocks (cost $403,827)		407,598
SHORT TERM INVESTMENTS 0.2%
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (b) (e)	914	914
Investment Companies 0.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (b) (e)	3	3
Total Short Term Investments (cost $917)		917
Total Investments 99.8% (cost $404,744)		408,515
Other Derivative Instruments (0.0)%		(6)
Other Assets and Liabilities, Net 0.2%		888
Total Net Assets 100.0%		409,397

(a) Non-income producing security.

(b) Investment in affiliate.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/RAFI Fundamental U.S. Small Cap Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Commercial Real Estate Finance, Inc.	420	36	37	45	(12)	(62)	345	0.1
Jackson Financial Inc. - Class A	—	637	21	15	(5)	12	623	0.1
	420	673	58	60	(17)	(50)	968	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/RAFI Fundamental U.S. Small Cap Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 Index	3	March 2023	266	(1)	(1)
S&P Midcap 400 Index	6	March 2023	1,458	(5)	8
				(6)	7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/RAFI Fundamental U.S. Small Cap Fund
Assets - Securities
Common Stocks	407,598	—	—	407,598
Short Term Investments	917	—	—	917
	408,515	—	—	408,515
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	8	—	—	8
	8	—	—	8
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(1)	—	—	(1)
	(1)	—	—	(1)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/RAFI Multi-Factor U.S. Equity Fund
COMMON STOCKS 99.8%
Health Care 18.4%
AbbVie Inc.	103	16,622
Acadia Healthcare Company, Inc. (a)	4	371
Agilent Technologies, Inc.	8	1,230
Alnylam Pharmaceuticals, Inc. (a)	6	1,507
AmerisourceBergen Corporation	10	1,638
Amgen Inc.	97	25,526
AMN Healthcare Services, Inc. (a)	6	628
Baxter International Inc.	54	2,744
Becton, Dickinson and Company	20	5,194
Biogen Inc. (a)	15	4,273
BioMarin Pharmaceutical Inc. (a)	10	1,044
Bio-Rad Laboratories, Inc. - Class A (a)	2	719
Boston Scientific Corporation (a)	44	2,028
Bristol-Myers Squibb Company	206	14,822
Brookdale Senior Living Inc. (a)	57	155
Bruker Corporation	7	482
Cardinal Health, Inc.	110	8,495
Centene Corporation (a)	16	1,322
Chemed Corporation	3	1,722
Cigna Corporation	9	2,946
CVS Health Corporation	304	28,329
Danaher Corporation	13	3,419
DaVita Inc. (a)	28	2,114
Dentsply Sirona Inc.	16	496
Elevance Health, Inc.	16	8,205
Eli Lilly and Company	68	25,028
Encompass Health Corporation	26	1,572
Envista Holdings Corporation (a)	8	277
Exelixis, Inc. (a)	16	262
Gilead Sciences, Inc.	416	35,701
Globus Medical, Inc. - Class A (a)	7	512
Haemonetics Corporation (a)	7	532
HCA Healthcare, Inc.	13	3,212
Henry Schein, Inc. (a)	15	1,232
Hologic, Inc. (a)	46	3,447
Humana Inc.	7	3,564
ICU Medical, Inc. (a)	1	214
IDEXX Laboratories, Inc. (a)	1	363
Incyte Corporation (a)	18	1,424
Ionis Pharmaceuticals, Inc. (a)	6	234
Johnson & Johnson	248	43,800
Laboratory Corporation of America Holdings	2	429
LHC Group, Inc. (a)	3	562
Masimo Corporation (a)	4	592
McKesson Corporation	40	14,919
Merck & Co., Inc.	425	47,145
Mettler-Toledo International Inc. (a)	1	1,411
Moderna, Inc. (a)	2	287
Molina Healthcare, Inc. (a)	8	2,774
Myriad Genetics, Inc. (a)	21	310
Organon & Co.	113	3,143
Owens & Minor, Inc. (a)	30	591
Patterson Companies, Inc.	34	954
Pediatrix Medical Group, Inc. (a)	28	410
Pfizer Inc.	461	23,630
Premier Healthcare Solutions, Inc. - Class A	23	819
Quest Diagnostics Incorporated	14	2,199
Regeneron Pharmaceuticals, Inc. (a)	9	6,224
ResMed Inc.	10	2,018
Royalty Pharma PLC - Class A	32	1,267
Sarepta Therapeutics, Inc. (a)	4	565
Seagen Inc. (a)	7	941
Select Medical Holdings Corporation	14	358
Steris Limited	5	930
Stryker Corporation	9	2,295
Teleflex Incorporated	3	627
Tenet Healthcare Corporation (a)	46	2,263
The Cooper Companies, Inc.	3	1,040
United Therapeutics Corporation (a)	17	4,723
UnitedHealth Group Incorporated	27	14,236
Universal Health Services, Inc. - Class B	5	717
Vertex Pharmaceuticals Incorporated (a)	7	2,156
Viatris Inc.	171	1,900
Waters Corporation (a)	5	1,597
West Pharmaceutical Services, Inc.	2	545
Zimmer Biomet Holdings, Inc.	6	727
Zoetis Inc. - Class A	8	1,169
		403,878
Consumer Staples 15.4%
Altria Group, Inc.	396	18,098
Archer-Daniels-Midland Company	130	12,067
B&G Foods, Inc.	29	323
Brown-Forman Corporation - Class B	45	2,957
Bunge Limited	63	6,244
Cal-Maine Foods, Inc.	20	1,063
Campbell Soup Company	24	1,342
Casey's General Stores, Inc.	12	2,757
Central Garden & Pet Company - Class A (a)	9	328
Church & Dwight Co., Inc.	23	1,838
Colgate-Palmolive Company	103	8,128
Conagra Brands, Inc.	52	2,032
Constellation Brands, Inc. - Class A	12	2,741
Costco Wholesale Corporation	20	9,016
Darling Ingredients Inc. (a)	8	496
Edgewell Personal Care Colombia S A S	21	796
Flowers Foods, Inc.	52	1,485
General Mills, Inc.	73	6,103
Herbalife Nutrition Ltd. (a)	18	261
Hormel Foods Corporation	26	1,204
Ingles Markets, Incorporated - Class A	4	351
Ingredion Incorporated	13	1,284
J & J Snack Foods Corp.	2	260
Kellogg Company	43	3,071
Keurig Dr Pepper Inc.	71	2,532
Kimberly-Clark Corporation	47	6,352
Kraft Foods Group, Inc.	139	5,646
Lamb Weston Holdings, Inc.	21	1,897
Lancaster Colony Corporation	5	1,058
McCormick & Company, Incorporated	31	2,591
Molson Coors Beverage Company - Class B	52	2,700
Mondelez International, Inc. - Class A	131	8,724
Monster Beverage 1990 Corporation (a)	24	2,460
National Beverage Corp. (a)	5	251
Nomad Foods Limited (a)	25	425
Nu Skin Enterprises, Inc. - Class A	24	1,015
PepsiCo, Inc.	183	33,106
Performance Food Group Company (a)	26	1,528
Philip Morris International Inc.	229	23,138
Post Holdings, Inc. (a)	16	1,404
PriceSmart, Inc.	5	329
Spartannash Company	15	441
Sprouts Farmers Market, Inc. (a)	75	2,416
Sysco Corporation	57	4,332
The Andersons, Inc.	10	343
The Boston Beer Company, Inc. - Class A (a)	2	547
The Clorox Company	15	2,098
The Coca-Cola Company	480	30,531
The Estee Lauder Companies Inc. - Class A	1	297
The Hain Celestial Group, Inc. (a)	15	244
The Hershey Company	13	3,053
The J. M. Smucker Company	14	2,262
The Kroger Co.	273	12,158
The Procter & Gamble Company	226	34,300
Treehouse Foods, Inc. (a)	18	909
Tyson Foods, Inc. - Class A	62	3,872
United Natural Foods, Inc. (a)	21	806
Universal Corporation	6	316
US Foods Holding Corp. (a)	29	994
Vector Group Ltd.	33	387
Walgreens Boots Alliance, Inc.	392	14,659
Walmart Inc.	312	44,194
Weis Markets, Inc.	4	306
		338,866
Information Technology 12.5%
Accenture Public Limited Company - Class A	22	5,836

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Akamai Technologies, Inc. (a)	7	557
Amdocs Limited	17	1,505
Amkor Technology, Inc.	21	512
Amphenol Corporation - Class A	17	1,314
Analog Devices, Inc.	14	2,373
ANSYS, Inc. (a)	4	886
Apple Inc.	145	18,880
Applied Materials, Inc.	50	4,882
Arista Networks, Inc. (a)	12	1,450
Arrow Electronics, Inc. (a)	14	1,421
Autodesk, Inc. (a)	14	2,620
Automatic Data Processing, Inc.	29	7,005
Avnet, Inc.	36	1,481
Belden Inc.	10	699
Black Knight, Inc. (a)	8	495
Broadcom Inc.	10	5,323
Broadridge Financial Solutions, Inc.	18	2,436
Cadence Design Systems, Inc. (a)	8	1,311
CDW Corp.	10	1,861
Cirrus Logic, Inc. (a)	6	483
Cisco Systems, Inc.	441	21,004
CommScope Holding Company, Inc. (a)	31	228
Corning Incorporated	194	6,188
CSG Systems International, Inc.	7	424
Dell Technologies Inc. - Class C	6	258
Dolby Laboratories, Inc. - Class A	8	544
Dropbox, Inc. - Class A (a)	10	234
DXC Technology Company (a)	28	738
Fair Isaac Corporation (a)	3	1,644
First Solar, Inc. (a)	5	708
Fiserv, Inc. (a)	18	1,788
FleetCor Technologies, Inc. (a)	3	537
Flex Ltd. (a)	39	830
Fortinet, Inc. (a)	15	745
Gartner, Inc. (a)	6	1,854
Gen Digital Inc.	106	2,276
Genpact Limited	45	2,081
Global Payments Inc.	7	736
GoDaddy Inc. - Class A (a)	9	652
Hewlett Packard Enterprise Company	368	5,866
HP, Inc.	153	4,101
Insight Enterprises, Inc. (a)	8	822
International Business Machines Corporation	254	35,782
Intuit Inc.	2	659
Jabil Inc.	20	1,353
Jack Henry & Associates, Inc.	15	2,692
Juniper Networks, Inc.	111	3,549
KLA Corporation	9	3,336
Kyndryl Holdings, Inc. (a)	70	783
Lam Research Corporation	6	2,336
Manhattan Associates, Inc. (a)	3	386
MasterCard Incorporated - Class A	41	14,161
MAXIMUS, Inc.	16	1,205
Microchip Technology Incorporated	15	1,039
Motorola Solutions, Inc.	12	3,066
National Instruments Corporation	16	582
NCR Corporation (a)	22	525
NetApp, Inc.	8	511
NetScout Systems, Inc. (a)	25	802
On Semiconductor Corporation (a)	12	773
Oracle Corporation	262	21,397
Osi Systems, Inc. (a)	3	220
Palo Alto Networks, Inc. (a)	15	2,106
Paychex, Inc.	29	3,384
Plexus Corp. (a)	7	720
PTC Inc. (a)	6	722
Pure Storage, Inc. - Class A (a)	14	388
Qualcomm Incorporated	76	8,362
Roper Technologies, Inc.	4	1,571
Sanmina Corporation (a)	16	944
Seagate Technology Holdings Public Limited Company	13	708
Skyworks Solutions, Inc.	11	969
Splunk Inc. (a)	8	716
Super Micro Computer, Inc. (a)	9	745
Synaptics Incorporated (a)	4	415
Synopsys, Inc. (a)	5	1,451
Teledyne Technologies Incorporated (a)	4	1,633
Teradata Corporation (a)	16	543
Teradyne, Inc.	12	1,080
Texas Instruments Incorporated	70	11,536
The Western Union Company	61	846
TTM Technologies, Inc. (a)	17	263
Tyler Technologies, Inc. (a)	1	339
VeriSign, Inc. (a)	3	642
Visa Inc. - Class A	84	17,495
Vishay Intertechnology, Inc.	51	1,094
VMware, Inc. - Class A (a)	6	734
Western Digital Corporation (a)	28	880
Wex, Inc. (a)	2	356
Wolfspeed, Inc. (a) (b)	6	426
Xerox Holdings Corporation	29	429
		274,242
Industrials 11.6%
3M Company	59	7,120
A. O. Smith Corporation	18	1,020
AAR Corp. (a)	10	442
ABM Industries Incorporated	12	543
Acuity Brands, Inc.	7	1,133
AECOM	22	1,855
Aerojet Rocketdyne Holdings, Inc. (a)	17	954
AGCO Corporation	6	854
Allison Systems, Inc.	38	1,580
American Airlines Group Inc. (a)	93	1,179
AMETEK, Inc.	6	803
Apogee Enterprises, Inc.	6	277
Applied Industrial Technologies, Inc.	3	410
Arcosa, Inc.	10	566
Armstrong World Industries, Inc.	4	304
Atlas Air Worldwide Holdings, Inc. (a)	10	993
Avis Budget Group, Inc. (a)	45	7,298
Boise Cascade Company	12	815
Booz Allen Hamilton Holding Corporation - Class A	35	3,627
BWXT Government Group, Inc.	23	1,349
C.H. Robinson Worldwide, Inc.	31	2,885
Caci International Inc. - Class A (a)	6	1,799
Carlisle Companies Incorporated	1	315
Carrier Global Corporation	29	1,189
Caterpillar Inc.	34	8,231
Cintas Corporation	5	2,223
Clean Harbors, Inc. (a)	3	288
Comfort Systems USA, Inc.	3	363
Copart, Inc. (a)	23	1,394
CoreCivic, Inc. (a)	44	508
CoStar Group, Inc. (a)	21	1,596
CSX Corporation	184	5,688
Cummins Inc.	18	4,380
Curtiss-Wright Corporation	7	1,215
Deere & Company	8	3,358
Deluxe Corporation	11	190
Donaldson Company, Inc.	18	1,043
Dun & Bradstreet Holdings, Inc.	17	206
Dycom Industries, Inc. (a)	3	292
Eaton Corporation Public Limited Company	11	1,692
EMCOR Group, Inc.	2	300
Emerson Electric Co.	50	4,785
Encore Wire Corporation	5	726
Equifax Inc.	6	1,225
Expeditors International of Washington, Inc.	14	1,415
Fastenal Company	25	1,204
Fluor Corporation (a)	51	1,774
Fortive Corporation	9	567
Franklin Electric Co., Inc.	5	388
FTI Consulting, Inc. (a)	12	1,966
GATX Corporation	8	817
Generac Holdings Inc. (a)	3	277
General Dynamics Corporation	7	1,828
General Electric Company	99	8,287
GMS Inc. (a)	5	268

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Graco Inc.	11	736
Granite Construction Incorporated	16	560
Hawaiian Holdings, Inc. (a)	25	257
Healthcare Services Group, Inc.	28	337
HEICO Corporation	5	719
Hexcel Corporation	21	1,242
Hillenbrand, Inc.	8	323
HNI Corporation	10	281
Honeywell International Inc.	19	4,059
Howmet Aerospace Inc.	37	1,466
Hub Group, Inc. - Class A (a)	9	722
Hubbell Incorporated	4	1,010
Huntington Ingalls Industries, Inc.	3	620
IDEX Corporation	7	1,671
Illinois Tool Works Inc.	24	5,369
Insperity, Inc.	5	572
ITT Inc.	8	623
J. B. Hunt Transport Services, Inc.	6	1,038
JetBlue Airways Corporation (a)	62	402
KAR Auction Services, Inc. (a)	48	632
KBR, Inc.	25	1,335
Knight-Swift Transportation Holdings Inc. - Class A	34	1,779
L3Harris Technologies, Inc.	19	3,918
Landstar System, Inc.	10	1,680
Leidos Holdings, Inc.	14	1,424
Lennox International Inc.	6	1,484
Lincoln Electric Holdings, Inc.	11	1,570
Lockheed Martin Corporation	37	18,090
ManpowerGroup Inc.	14	1,146
Masco Corporation	17	797
MasTec, Inc. (a)	3	255
MDU Resources Group, Inc.	46	1,385
Millerknoll, Inc.	16	342
Mine Safety Appliances Company, LLC	2	234
Moog Inc. - Class A	5	439
MSC Industrial Direct Co., Inc. - Class A	16	1,298
Mueller Industries, Inc.	14	807
Nordson Corporation	3	665
Norfolk Southern Corporation	7	1,725
Northrop Grumman Corporation	17	9,485
Now, Inc. (a)	28	362
Nvent Electric Public Limited Company	8	314
Oshkosh Corporation	13	1,139
Otis Worldwide Corporation	17	1,370
Owens Corning	7	604
PACCAR Inc	10	1,015
Parker-Hannifin Corporation	4	1,083
Parsons Corporation (a)	5	228
Pentair Public Limited Company	22	1,008
Pitney Bowes Inc.	62	234
Primoris Services Corporation	14	308
Quanta Services, Inc.	12	1,704
Raytheon Technologies Corporation	43	4,314
Republic Services, Inc.	16	2,068
Resideo Technologies, Inc. (a)	26	421
Robert Half International Inc.	12	872
Rollins, Inc.	34	1,246
Rush Enterprises, Inc. - Class A	10	520
Ryder System, Inc.	20	1,687
Schneider National, Inc. - Class B	17	387
Science Applications International Corporation	3	307
SkyWest, Inc. (a)	17	280
Snap-on Incorporated	2	387
Spirit AeroSystems Holdings, Inc. - Class A	21	615
Steelcase Inc. - Class A	40	282
Stericycle, Inc. (a)	14	689
Terex Corporation	29	1,237
Tetra Tech, Inc.	3	419
Textron Inc.	4	315
The Boeing Company (a)	17	3,287
The Greenbrier Companies, Inc.	18	590
The Timken Company	13	923
The Toro Company	24	2,699
TransDigm Group Incorporated	2	1,410
Trinity Industries, Inc.	23	683
Uber Technologies, Inc. (a)	44	1,100
UFP Industries, Inc.	11	908
U-Haul Holding Company (b)	10	618
Unifirst Corporation	1	149
Union Pacific Corporation	65	13,511
United Airlines Holdings, Inc. (a)	7	253
United Parcel Service, Inc. - Class B	69	12,067
United Rentals, Inc. (a)	2	669
Univar Solutions Inc. (a)	8	243
Valmont Industries, Inc.	2	593
Verisk Analytics, Inc.	16	2,738
W. W. Grainger, Inc.	4	2,444
Waste Connections, Inc.	16	2,059
Waste Management, Inc.	30	4,652
Watsco, Inc.	10	2,391
Werner Enterprises, Inc.	28	1,133
WESCO International, Inc. (a)	21	2,593
Westinghouse Air Brake Technologies Corporation	6	555
Woodward, Inc.	2	203
Xylem Inc.	9	945
		255,132
Consumer Discretionary 10.2%
Abercrombie & Fitch Co. - Class A (a)	22	514
Academy Sports & Outdoors, Inc.	12	651
Adient Public Limited Company (a)	20	687
Adtalem Global Education Inc. (a)	19	671
Advance Auto Parts, Inc.	1	176
American Axle & Manufacturing Holdings, Inc. (a)	55	427
American Eagle Outfitters, Inc.	81	1,129
Aramark	8	338
Asbury Automotive Group, Inc. (a)	9	1,701
AutoNation, Inc. (a)	10	1,089
AutoZone, Inc. (a)	3	6,772
Bath & Body Works, Inc.	18	744
Bed Bath & Beyond Inc. (a) (b)	51	129
Best Buy Co., Inc.	56	4,473
Bloomin' Brands, Inc.	18	369
Booking Holdings Inc. (a)	4	7,088
BorgWarner Inc.	21	848
Bright Horizons Family Solutions, Inc. (a)	5	301
Brunswick Corporation	13	950
Carnival Corporation (a) (b)	69	553
Carter's, Inc.	23	1,744
Chipotle Mexican Grill, Inc. (a)	1	1,435
Churchill Downs Incorporated	4	817
Cracker Barrel Old Country Store, Inc.	11	1,057
Dana Incorporated	73	1,102
Darden Restaurants, Inc.	9	1,181
Dave & Buster's Entertainment, Inc. (a)	8	275
Deckers Outdoor Corporation (a)	2	697
Designer Brands Inc. - Class A	50	487
Dick's Sporting Goods, Inc.	11	1,376
Dillard's, Inc. - Class A (b)	2	792
Dollar General Corporation	26	6,489
Dollar Tree, Inc. (a)	19	2,729
Domino's Pizza, Inc.	7	2,489
Dorman Products, Inc. (a)	5	411
eBay Inc.	139	5,762
Foot Locker, Inc.	51	1,921
Ford Motor Company	836	9,718
General Motors Company	257	8,642
Genesco Inc. (a)	5	230
Gentex Corporation	44	1,187
Genuine Parts Company	7	1,271
G-III Apparel Group, Ltd. (a)	15	208
Graham Holdings Co., Ltd. - Class B	1	450
Grand Canyon Education, Inc. (a)	7	716
Group 1 Automotive, Inc.	7	1,255
Guess ?, Inc.	15	303
H & R Block, Inc.	73	2,676
Hanesbrands Inc.	85	541
Harley-Davidson, Inc.	20	851
Hasbro, Inc.	2	125
Hilton Grand Vacations Inc. (a)	7	279

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Hilton Worldwide Holdings Inc.	8	1,045
International Game Technology PLC	31	714
Jack in the Box Inc.	14	980
Kohl's Corporation	52	1,308
Kontoor Brands, Inc.	12	495
Las Vegas Sands Corp. (a)	53	2,556
La-Z-Boy Incorporated	18	409
Lear Corporation	14	1,734
Leggett & Platt, Incorporated	30	960
Light & Wonder, Inc. (a)	4	246
Lithia Motors, Inc. - Class A	3	575
LKQ Corporation	7	384
Lowe`s Companies, Inc.	49	9,728
M.D.C. Holdings, Inc.	12	384
Macy's, Inc.	65	1,350
Marriott International, Inc. - Class A	20	2,916
Marriott Vacations Worldwide Corporation	1	111
McDonald's Corporation	84	22,041
Meritage Homes Corporation (a)	5	475
MGM Resorts International	8	260
Murphy USA Inc.	17	4,640
Newell Brands Inc.	10	125
NIKE, Inc. - Class B	19	2,222
Nordstrom, Inc. (b)	32	512
Norwegian Cruise Line Holdings Ltd. (a)	20	244
O'Reilly Automotive, Inc. (a)	9	7,838
PENN Entertainment, Inc. (a)	6	192
Penske Automotive Group, Inc.	8	874
Polaris Inc.	3	282
Pool Corporation	4	1,166
PulteGroup, Inc.	21	974
PVH Corp.	2	177
Qurate Retail, Inc. - Series A (a)	239	389
Ralph Lauren Corporation - Class A	6	604
Ross Stores, Inc.	10	1,105
Royal Caribbean Cruises Ltd.	6	290
Sally Beauty Holdings, Inc. (a)	60	751
Service Corporation International	28	1,908
Signet Jewelers Limited	16	1,108
Sonic Automotive, Inc. - Class A	8	372
Steven Madden, Ltd.	14	436
Strategic Education, Inc.	4	294
Target Corporation	94	13,948
Taylor Morrison Home II Corporation - Class A (a)	35	1,048
Tempur Sealy International, Inc.	16	545
Texas Roadhouse, Inc. - Class A	7	627
The Buckle, Inc.	14	654
The Cheesecake Factory Incorporated (b)	17	540
The Gap, Inc.	109	1,234
The Goodyear Tire & Rubber Company (a)	94	956
The Home Depot, Inc.	48	15,311
The ODP Corporation (a)	20	924
The TJX Companies, Inc.	30	2,413
The Wendy's Company	85	1,925
Thor Industries, Inc.	13	994
Toll Brothers, Inc.	12	602
Tractor Supply Company	6	1,263
TRI Pointe Homes Holdings, Inc. (a)	37	689
Ulta Beauty, Inc. (a)	6	2,895
Urban Outfitters, Inc. (a)	23	558
V.F. Corporation	20	546
Vail Resorts, Inc.	6	1,318
Vista Outdoor Inc. (a)	9	222
Visteon Corporation (a)	12	1,512
Whirlpool Corporation	9	1,282
Williams-Sonoma, Inc.	18	2,068
Wyndham Hotels & Resorts, Inc.	12	866
Wynn Resorts, Limited (a)	5	428
Yum! Brands, Inc.	41	5,308
		224,676
Financials 10.2%
ADS Alliance Data Systems, Inc.	30	1,145
Affiliated Managers Group, Inc.	8	1,209
AFLAC Incorporated	34	2,441
AGNC Investment Corp.	56	575
Ally Financial Inc.	63	1,530
American Equity Investment Life Holding Company	20	892
American Express Company	16	2,425
American Financial Group, Inc.	2	323
American International Group, Inc.	165	10,426
Ameriprise Financial, Inc.	3	971
Annaly Capital Management, Inc.	33	686
AON Public Limited Company - Class A	12	3,686
Apollo Commercial Real Estate Finance, Inc. (c)	27	293
Ares Management Corporation - Class A	10	676
Arthur J. Gallagher & Co.	13	2,475
Artisan Partners Asset Management Inc. - Class A	7	219
Assurant, Inc.	4	562
Bank OZK	5	194
Berkshire Hathaway Inc. - Class B (a)	51	15,649
Blackstone Inc. - Class A	19	1,445
Blackstone Mortgage Trust, Inc. - Class A	33	707
Brighthouse Financial, Inc. (a)	28	1,459
Brightsphere Investment Group Inc.	17	345
Brown & Brown, Inc.	20	1,129
Cadence Bank	8	186
Capital One Financial Corporation	57	5,265
Capitol Federal Financial	26	223
Chimera Investment Corporation (b)	138	757
Chubb Limited	11	2,371
Cincinnati Financial Corporation	4	378
Citigroup Inc.	393	17,779
Citizens Financial Group, Inc.	12	467
CME Group Inc. - Class A	13	2,184
CNO Financial Group, Inc.	39	883
Commerce Bancshares, Inc.	6	410
Cullen/Frost Bankers, Inc.	4	474
Discover Financial Services	22	2,162
East West Bancorp, Inc.	8	506
Equitable Holdings, Inc.	8	231
Erie Indemnity Company - Class A	3	827
Evercore Inc. - Class A	7	764
F.N.B. Corporation	15	200
FactSet Research Systems Inc.	4	1,684
Federated Hermes, Inc. - Class B	23	824
First American Financial Corporation	26	1,356
First Citizens BancShares, Inc. - Class A	—	387
First Horizon Corporation	29	719
Franklin Resources, Inc.	49	1,282
Genworth Financial, Inc. - Class A (a)	164	869
Glacier Bancorp, Inc.	6	274
Globe Life Inc.	3	346
Home BancShares, Inc.	8	179
Houlihan Lokey, Inc. - Class A	10	867
Huntington Bancshares Incorporated	37	521
Independence Holdings, LLC	20	677
Interactive Brokers Group, Inc. - Class A	7	478
Intercontinental Exchange, Inc.	19	1,903
Invesco Ltd.	80	1,434
Jackson Financial Inc. - Class A (c)	9	299
Jefferies Financial Group Inc.	13	445
Ladder Capital Corp - Class A	33	328
Lincoln National Corporation	33	1,012
Loews Corporation	28	1,626
LPL Financial Holdings Inc.	17	3,618
M&T Bank Corporation	5	720
Markel Corporation (a)	—	518
MarketAxess Holdings Inc.	2	425
Marsh & Mclennan Companies, Inc.	43	7,073
Mercury General Corporation	15	499
MetLife, Inc.	59	4,274
MFA Financial, Inc.	63	617
MGIC Investment Corporation	31	405
Moelis & Company - Class A	7	286
Moody's Corporation	1	299
Morgan Stanley	37	3,123
Morningstar, Inc.	1	300
MSCI Inc. - Class A	2	1,054
Nasdaq, Inc.	19	1,166

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Navient Corporation	63	1,030
Nelnet, Inc. - Class A	3	306
New York Community Bancorp, Inc. - Series A	96	823
New York Mortgage Trust, Inc. (b)	113	290
Old National Bancorp	20	352
PacWest Bancorp	18	411
PennyMac Mortgage Investment Trust (b)	58	719
Primerica, Inc.	1	172
Principal Financial Group, Inc.	8	671
ProAssurance Corporation	11	192
Prosperity Bancshares, Inc.	5	328
Prudential Financial, Inc.	75	7,474
Raymond James Financial, Inc.	6	606
Redwood Trust, Inc.	51	345
Regions Financial Corporation	30	647
Reinsurance Group of America, Incorporated	2	303
Rithm Capital Corp.	156	1,272
RLI Corp.	6	819
S&P Global Inc.	6	1,944
SEI Investments Company	27	1,549
Selective Insurance Group, Inc.	2	198
SLM Corporation	56	925
Southstate Corporation	4	286
Starwood Property Trust, Inc.	67	1,231
State Street Corporation	10	738
Stewart Information Services Corporation	7	298
Stifel Financial Corp.	5	302
Synchrony Financial	102	3,368
Synovus Financial Corp.	7	261
T. Rowe Price Group, Inc.	20	2,171
The Allstate Corporation	64	8,707
The Bank of New York Mellon Corporation (c)	58	2,643
The Charles Schwab Corporation	43	3,584
The Goldman Sachs Group, Inc.	19	6,407
The Hanover Insurance Group, Inc.	8	1,116
The Hartford Financial Services Group, Inc.	7	497
The Progressive Corporation	48	6,247
The Travelers Companies, Inc.	38	7,037
Two Harbors Investment Corp.	32	498
United Bankshares, Inc.	7	269
Unum Group	47	1,915
Valley National Bancorp	25	282
Virtu Financial, Inc. - Class A	27	547
Voya Financial, Inc.	5	334
W. R. Berkley Corporation	7	527
Washington Federal, Inc.	11	373
Webster Financial Corporation	8	375
Wells Fargo & Company	471	19,441
White Mountains Insurance Group Ltd	1	820
Willis Towers Watson Public Limited Company	8	2,038
Wintrust Financial Corporation	3	254
Zurich American Corporation	6	292
		223,650
Energy 9.3%
Antero Resources Corporation (a)	96	2,969
Apa Corp.	16	758
Arch Resources, Inc. - Class A	2	292
Archrock, Inc.	39	352
Baker Hughes Company - Class A	146	4,306
ChampionX Corporation	9	270
Cheniere Energy, Inc.	11	1,628
Chevron Corporation	188	33,733
CNX Resources Corporation (a)	53	896
ConocoPhillips	100	11,853
Coterra Energy Inc.	69	1,699
CVR Energy, Inc.	19	593
Delek US Holdings, Inc.	50	1,349
Devon Energy Corporation	93	5,731
Diamondback Energy, Inc.	9	1,175
Dril-Quip, Inc. (a)	14	394
DT Midstream, Inc.	5	279
EOG Resources, Inc.	17	2,246
EQT Corporation	17	576
Equitrans Midstream Corporation	46	308
Exxon Mobil Corporation	356	39,274
Halliburton Company	24	959
Helmerich & Payne, Inc.	35	1,748
Hess Corporation	18	2,514
Kinder Morgan, Inc.	108	1,958
Kosmos Energy Ltd. (a)	65	415
Marathon Oil Corporation	178	4,831
Marathon Petroleum Corporation	159	18,530
Matador Resources Company	6	329
Murphy Oil Corporation	57	2,440
Nabors Industries Ltd (a)	4	563
Nov Inc.	89	1,850
Occidental Petroleum Corporation	106	6,666
Oceaneering International, Inc. (a)	33	583
ONEOK, Inc.	12	814
Ovintiv Canada ULC	13	670
Patterson-UTI Energy, Inc.	119	2,004
PBF Energy Inc. - Class A	45	1,816
PDC Energy, Inc.	5	309
Peabody Energy Corporation (a)	35	922
Permian Resources Corporation - Class A	71	670
Phillips 66	119	12,362
Pioneer Natural Resources Company	6	1,483
Range Resources Corporation	52	1,297
Schlumberger Limited	90	4,813
SM Energy Company	54	1,895
Targa Resources Corp.	19	1,415
TechnipFMC PLC	89	1,089
The Williams Companies, Inc.	37	1,202
Transocean Ltd. (a) (d)	210	956
Valero Energy Corporation	122	15,473
World Fuel Services Corporation	17	477
		203,734
Communication Services 3.9%
Activision Blizzard, Inc.	42	3,250
AMC Entertainment Holdings, Inc. - Class A (a) (b)	35	142
AMC Networks, Inc. - Class A (a)	20	313
AT&T Inc.	1,543	28,405
Cable One, Inc.	—	321
Charter Communications, Inc. - Class A (a)	6	2,123
Cinemark Holdings, Inc. (a)	36	311
Comcast Corporation - Class A	235	8,219
Electronic Arts Inc.	23	2,806
Fox Corporation - Class A	27	812
John Wiley & Sons, Inc. - Class A	10	419
Liberty Broadband Corporation - Series C (a)	7	506
Liberty Global PLC - Class C (a)	90	1,748
Liberty Media Corporation - Series C (a)	11	681
Liberty Media Corporation - Series C (a)	40	1,562
Lumen Technologies Inc.	278	1,454
News Corporation - Class A	39	718
Nexstar Media Group, Inc. - Class A	6	1,136
Omnicom Group Inc.	36	2,921
Paramount Global - Class B	108	1,818
Pinterest, Inc. - Class A (a)	30	722
Scholastic Corporation	11	421
Sirius XM Holdings Inc.	8	47
Take-Two Interactive Software, Inc. (a)	4	435
TEGNA Inc.	66	1,398
Telephone and Data Systems, Inc.	47	493
The Interpublic Group of Companies, Inc.	52	1,723
The New York Times Company - Class A	10	330
The Walt Disney Company (a)	20	1,729
T-Mobile USA, Inc. (a)	32	4,531
TripAdvisor, Inc. (a)	11	200
Verizon Communications Inc.	341	13,435
Yelp Inc. (a)	19	530
		85,659
Materials 3.8%
Air Products and Chemicals, Inc.	7	2,043
Albemarle Corporation	6	1,337
Alcoa Corporation	35	1,588
Amcor Pty Ltd	145	1,728
AptarGroup, Inc.	13	1,435

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Arconic Corporation (a)	35	751
Ashland Global Holdings Inc.	3	283
ATI Inc. (a)	18	531
Avery Dennison Corporation	8	1,392
Axalta Coating Systems Ltd. (a)	22	573
Ball Corporation	21	1,080
Berry Global Group, Inc.	17	1,042
Cabot Corporation	14	960
Carpenter Technology Corporation	13	464
Celanese Corporation - Class A	12	1,213
CF Industries Holdings, Inc.	6	534
Commercial Metals Company	34	1,643
Compass Minerals International, Inc.	7	268
Corteva, Inc.	41	2,438
Crown Holdings, Inc.	15	1,260
Dow Inc.	18	914
DuPont de Nemours, Inc.	67	4,593
Eastman Chemical Company	4	322
Ecolab Inc.	2	360
FMC Corporation	6	742
Freeport-McMoRan Inc.	40	1,532
Graphic Packaging Holding Company	115	2,562
Greif, Inc. - Class A	9	589
Huntsman Corporation	10	274
Innospec Inc.	4	410
International Flavors & Fragrances Inc.	7	683
International Paper Company	12	410
Kaiser Aluminum Corporation	5	378
Linde Public Limited Company	14	4,527
Louisiana-Pacific Corporation	17	1,034
LyondellBasell Industries N.V. - Class A	73	6,069
MOS Holdings Inc.	110	4,835
NewMarket Corporation	2	600
Newmont Corporation	31	1,476
Nucor Corporation	19	2,464
O-I Glass, Inc. (a)	65	1,070
Olin Corporation	40	2,105
Packaging Corporation of America	4	496
PPG Industries, Inc.	15	1,909
Reliance Steel & Aluminum Co.	10	2,068
Royal Gold, Inc.	8	870
RPM International Inc.	29	2,852
Sealed Air Corporation	40	2,008
Sensient Technologies Corporation	9	627
Silgan Holdings Inc.	20	1,031
Sonoco Products Company	27	1,610
Steel Dynamics, Inc.	11	1,057
Stepan Company	3	306
Sylvamo Corporation	21	1,007
The Chemours Company	25	780
The Scotts Miracle-Gro Company (b)	11	520
The Sherwin-Williams Company	7	1,552
United States Steel Corporation	21	532
Warrior Met Coal, Inc.	33	1,152
WestRock Company	52	1,833
Worthington Industries, Inc.	9	428
		83,150
Real Estate 2.3%
Agree Realty Corporation	4	273
Alexander & Baldwin, Inc.	13	247
American Homes 4 Rent - Class A	23	690
American Tower Corporation	5	981
Americold Realty Trust	26	745
Apple Hospitality REIT, Inc.	66	1,042
Brixmor Property Group Inc.	15	346
Camden Property Trust	10	1,088
Corporate Office Properties Trust	25	656
Crown Castle Inc.	10	1,393
Cubesmart, L.P.	17	671
DiamondRock Alpharetta Tenant, LLC	51	419
Digital Realty Trust, Inc.	4	420
DigitalBridge Group, Inc. - Class A	40	440
Douglas Emmett, Inc.	17	267
EastGroup Properties, Inc.	2	237
ELME Communities	13	237
Equinix, Inc.	2	1,087
Equity Commonwealth	28	702
Equity Lifestyle Properties, Inc.	11	726
Extra Space Storage Inc.	9	1,289
First Industrial Realty Trust, Inc.	9	444
Gaming and Leisure Properties, Inc.	44	2,306
Healthcare Realty Trust Incorporated - Class A	32	618
Host Hotels & Resorts, Inc.	35	567
Invitation Homes Inc.	46	1,358
Iron Mountain Incorporated	37	1,827
Kilroy Realty Corporation	16	615
Kimco Realty Corporation	53	1,124
Kite Realty Naperville, LLC	12	246
Lamar Advertising Company - Class A	9	835
Life Storage Inc.	8	787
LXP Industrial Trust	41	411
National Retail Properties, Inc.	9	405
Office Properties Income Trust	17	229
Omega Healthcare Investors, Inc.	20	548
OUTFRONT Media Inc.	10	160
Paramount Group, Inc.	83	496
Park Hotels & Resorts Inc.	40	468
Physicians Realty Trust	32	461
Piedmont Office Realty Trust, Inc. - Class A	32	294
ProLogis Inc.	5	609
Public Storage	9	2,560
Rayonier Inc.	25	820
Realogy Holdings Corp. (a)	62	397
Realty Income Corporation	18	1,156
Regency Centers Corporation	16	998
RLJ III-EM Columbus Lessee, LLC	61	643
Ryman Hospitality Properties, Inc.	8	629
SBA Communications Corporation	2	473
Service Properties Trust	78	572
Simon Property Group, Inc.	19	2,241
SITE Centers Corp.	36	497
SL Green Realty Corp. (b)	8	271
Spirit Realty Capital, Inc.	7	261
Store Capital Corporation	13	401
Sun Communities, Inc.	7	965
Sunstone Hotel Investors, Inc.	49	476
Tanger Factory Outlet Centers, Inc.	12	218
The Macerich Company	75	849
UDR, Inc.	25	973
Ventas, Inc.	10	460
Veris Residential, Inc (a)	28	445
VICI Properties Inc.	77	2,488
W.P. Carey Inc.	30	2,339
Xenia Hotels & Resorts, Inc.	27	360
Zillow Group, Inc. - Class C (a)	10	307
		50,563
Utilities 2.2%
Alliant Energy Corporation	8	447
Ameren Corporation	8	734
American Electric Power Company, Inc.	24	2,296
Atmos Energy Corporation	7	765
Avista Corporation	18	786
CenterPoint Energy, Inc.	20	605
Clearway Energy, Inc. - Class C	15	466
CMS Energy Corporation	9	570
Consolidated Edison, Inc.	10	946
Dominion Energy, Inc.	66	4,059
DTE Energy Company	5	557
Duke Energy Corporation	23	2,344
Edison International	11	695
Entergy Corporation	10	1,118
Essential Utilities, Inc.	12	550
Evergy, Inc.	8	477
Eversource Energy	10	838
Exelon Corporation	145	6,283
FirstEnergy Corp.	16	693
Hawaiian Electric Industries, Inc.	15	609
IDACORP, Inc.	3	283

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
National Fuel Gas Company	19	1,228
NextEra Energy, Inc.	58	4,875
NiSource Inc.	12	324
NRG Energy, Inc.	25	783
OGE Energy Corp.	10	400
Ormat Technologies, Inc. (b)	6	560
PG&E Corporation (a)	45	727
Pinnacle West Capital Corporation	4	277
PNM Resources, Inc.	9	455
PPL Corporation	23	684
Public Service Enterprise Group Incorporated	33	2,044
Sempra Energy	9	1,453
Southwest Gas Holdings, Inc.	6	388
The AES Corporation	62	1,785
The Southern Company	32	2,253
Vistra Corp.	76	1,758
WEC Energy Group Inc.	9	866
Xcel Energy Inc.	16	1,135
		48,116
Total Common Stocks (cost $1,956,587)		2,191,666
SHORT TERM INVESTMENTS 0.1%
Securities Lending Collateral 0.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (e)	1,416	1,416
Investment Companies 0.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (e)	1,310	1,310
Total Short Term Investments (cost $2,726)		2,726
Total Investments 99.9% (cost $1,959,313)		2,194,392
Other Derivative Instruments (0.0)%		(23)
Other Assets and Liabilities, Net 0.1%		1,926
Total Net Assets 100.0%		2,196,295

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/RAFI Multi-Factor U.S. Equity Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Commercial Real Estate Finance, Inc.	477	270	304	55	48	(198)	293	—
Jackson Financial Inc. - Class A	—	276	—	5	—	23	299	—
The Bank of New York Mellon Corporation	1,607	1,525	210	55	(33)	(246)	2,643	0.1
	2,084	2,071	514	115	15	(421)	3,235	0.1

JNL/RAFI Multi-Factor U.S. Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Transocean Ltd.	06/25/19	979	956	—

JNL/RAFI Multi-Factor U.S. Equity Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	26	March 2023	5,160	(14)	(140)
S&P Midcap 400 Index	7	March 2023	1,740	(9)	(31)
				(23)	(171)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/RAFI Multi-Factor U.S. Equity Fund
Assets - Securities
Common Stocks	2,191,666	—	—	2,191,666
Short Term Investments	2,726	—	—	2,726
	2,194,392	—	—	2,194,392
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(171)	—	—	(171)
	(171)	—	—	(171)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Balanced Fund
COMMON STOCKS 63.3%
Information Technology 13.4%
Accenture Public Limited Company - Class A	3	836
Adobe Inc. (a)	1	286
Advanced Micro Devices, Inc. (a)	12	800
Adyen B.V. (a) (b)	—	348
Affirm Holdings, Inc. - Class A (a)	3	27
Amadeus IT Group, S.A. (a) (b)	7	370
Amphenol Corporation - Class A	—	8
Analog Devices, Inc.	1	82
Apple Inc.	73	9,513
Applied Materials, Inc.	4	432
Arista Networks, Inc. (a)	1	150
ASML Holding N.V. - ADR	2	929
ASML Holding N.V.	2	1,196
Atlassian Corporation - Class A (a)	2	223
Bill.Com Holdings Inc. (a)	2	217
Black Knight, Inc. (a)	—	24
Block, Inc. - Class A (a)	3	207
Broadcom Inc.	5	2,710
Cadence Design Systems, Inc. (a)	1	178
Cisco Systems, Inc.	3	124
Cognizant Technology Solutions Corporation - Class A	1	41
Confluent, Inc. - Class A (a)	3	77
CrowdStrike Holdings, Inc. - Class A (a)	1	74
Datadog, Inc. - Class A (a)	1	97
Enphase Energy, Inc. (a)	—	79
Fidelity National Information Services, Inc.	3	190
First Solar, Inc. (a)	—	15
Fiserv, Inc. (a)	14	1,432
FleetCor Technologies, Inc. (a)	2	314
Fortinet, Inc. (a)	4	190
Gen Digital Inc.	3	62
Global Payments Inc.	3	254
Hamamatsu Photonics K.K.	8	392
Intuit Inc.	3	1,239
KLA Corporation	3	1,254
Lam Research Corporation	1	564
Largan Precision Co., Ltd.	2	133
Marvell Technology, Inc.	8	294
MasterCard Incorporated - Class A	7	2,416
Micron Technology, Inc.	10	480
Microsoft Corporation	48	11,578
Mobileye Global Inc - Class A (a)	1	41
MongoDB, Inc. - Class A (a)	2	303
Monolithic Power Systems, Inc.	1	409
Murata Manufacturing Co., Ltd.	9	462
NTT DATA Corporation	51	748
NVIDIA Corporation	17	2,477
NXP Semiconductors N.V.	4	705
OMRON Corporation	4	194
Paycom Software, Inc. (a)	—	67
PayPal Holdings, Inc. (a)	2	110
Pure Storage, Inc. - Class A (a)	2	45
Qualcomm Incorporated	2	218
Renesas Electronics Corporation (a)	23	208
Roper Technologies, Inc.	2	805
Salesforce, Inc. (a)	6	755
Samsung Electronics Co Ltd	21	901
SAP SE	8	801
ServiceNow, Inc. (a)	4	1,511
Shopify Inc. - Class A (a)	7	239
Snowflake Inc. - Class A (a)	1	120
Synopsys, Inc. (a)	3	906
Taiwan Semiconductor Manufacturing Company Limited - ADR	3	190
Taiwan Semiconductor Manufacturing Company Limited	100	1,454
TE Connectivity Ltd. (b)	3	288
Teledyne Technologies Incorporated (a)	1	238
Telefonaktiebolaget LM Ericsson - Class B	105	614
Texas Instruments Incorporated	7	1,144
The Descartes Systems Group Inc. (a)	1	63
Tokyo Electron Limited	2	442
Trimble Inc. (a)	2	86
Visa Inc. - Class A	14	3,009
Western Digital Corporation (a)	2	63
Workday, Inc. - Class A (a)	—	46
Zoom Video Communications, Inc. - Class A (a)	1	36
		59,533
Financials 9.7%
AIA Group Limited	25	278
American Express Company	2	222
American International Group, Inc.	12	734
Ameriprise Financial, Inc.	—	106
ANZ Group Holdings Limited (a)	26	413
Ares Management Corporation - Class A	1	38
Assurant, Inc.	1	109
AXA	46	1,284
Bank of America Corporation	71	2,357
Berkshire Hathaway Inc. - Class B (a)	7	2,205
BlackRock, Inc.	—	139
Blue Owl Capital Inc. - Class A (c)	3	30
BNP Paribas	10	556
Bridgepoint Group PLC (b)	69	158
Capital One Financial Corporation	—	37
Challenger Limited	44	226
Chubb Limited	10	2,307
Citigroup Inc.	10	434
Citizens Financial Group, Inc.	1	37
Close Brothers Group PLC	9	113
CME Group Inc. - Class A	1	135
Corebridge Financial, Inc.	16	314
DBS Group Holdings Ltd	16	392
Definity Financial Corporation	6	158
Direct Line Insurance Group PLC	87	233
DNB Bank ASA	47	940
Element Fleet Management Corp.	55	747
Equitable Holdings, Inc.	6	168
Erste Group Bank AG	7	221
Fifth Third Bancorp	6	191
Housing Development Finance Corporation Limited	14	458
Huntington Bancshares Incorporated	19	273
ING Groep N.V.	83	1,018
Intercontinental Exchange, Inc.	2	204
Intesa Sanpaolo SPA	118	263
Invesco Ltd.	2	36
JPMorgan Chase & Co.	18	2,373
Julius Bar Gruppe AG - Class N	10	571
Lloyds Banking Group PLC	777	428
Macquarie Group Limited	4	433
Manulife Financial Corporation	24	431
Marsh & Mclennan Companies, Inc.	4	607
MetLife, Inc.	17	1,248
Mitsubishi HC Capital Inc.	45	222
Mitsubishi UFJ Financial Group Inc	72	483
Morgan Stanley	2	141
MSCI Inc. - Class A	1	240
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	4	1,239
National Bank of Canada	12	800
PICC Property and Casualty Company Limited - Class H	402	380
Ping An Insurance (Group) Co of China Ltd - Class H	33	213
RenaissanceRe Holdings Ltd	1	188
S&P Global Inc.	2	738
Sampo Oyj - Class A	16	847
Signature Bank	1	76
Standard Chartered PLC	35	266
Storebrand ASA	63	556
Sumitomo Mitsui Trust Bank, Limited	9	300
Sun Life Financial Inc.	18	833
SVB Financial Group (a)	—	69
Svenska Handelsbanken AB - Class A	62	622
The Allstate Corporation	4	513
The Bank of New York Mellon Corporation	1	46

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
The Charles Schwab Corporation	11	915
The Goldman Sachs Group, Inc.	4	1,480
The Hartford Financial Services Group, Inc.	10	722
The Progressive Corporation	9	1,101
The Travelers Companies, Inc.	7	1,343
Tokio Marine Holdings, Inc.	40	855
U.S. Bancorp	19	845
United Overseas Bank Limited	33	752
Voya Financial, Inc.	—	27
Wells Fargo & Company	39	1,610
XP Inc. - Class A (a)	11	170
Zurich Insurance Group AG - Class N	2	884
		43,101
Health Care 9.6%
Abbott Laboratories	2	255
AbbVie Inc.	9	1,431
Agilent Technologies, Inc.	1	200
Alcon AG	4	261
Align Technology, Inc. (a)	—	61
AmerisourceBergen Corporation	3	451
Amgen Inc.	2	604
Astellas Pharma Inc.	63	957
AstraZeneca PLC - ADR	37	2,523
Bayer Aktiengesellschaft - Class N	14	705
Becton, Dickinson and Company	8	2,140
Biogen Inc. (a)	—	131
Boston Scientific Corporation (a)	1	28
Bristol-Myers Squibb Company	3	187
Centene Corporation (a)	10	839
Charles River Laboratories International, Inc. (a)	—	42
Cigna Corporation	1	432
CVS Health Corporation	1	133
Danaher Corporation	7	1,809
DexCom, Inc. (a)	2	204
Elekta AB (publ) - Class B	47	282
Elevance Health, Inc.	6	3,051
Eli Lilly and Company	6	2,161
EssilorLuxottica	4	658
Evotec SE (a)	10	166
Fresenius SE & Co. KGaA	15	434
GE Healthcare Technologies Inc. (a)	1	65
Genmab A/S (a)	1	297
Gilead Sciences, Inc.	1	81
GSK PLC - ADR	11	401
HCA Healthcare, Inc.	3	770
Humana Inc.	2	1,226
Illumina, Inc. (a)	—	34
Intuitive Surgical, Inc. (a)	5	1,378
IPSEN	2	179
Johnson & Johnson	17	2,969
Koninklijke Philips N.V.	23	352
McKesson Corporation	—	144
Medtronic, Inc.	1	65
Merck & Co., Inc.	10	1,141
Mettler-Toledo International Inc. (a)	—	106
Moderna, Inc. (a)	1	228
Molina Healthcare, Inc. (a)	—	152
Novartis AG - Class N	15	1,323
Novo Nordisk A/S - ADR	—	41
Otsuka Holdings Co., Ltd. (c)	12	393
PerkinElmer, Inc.	2	273
Pfizer Inc.	8	427
Regeneron Pharmaceuticals, Inc. (a)	—	211
Sanofi	16	1,509
Siemens Healthineers AG (b)	13	660
Steris Limited	—	72
Stryker Corporation	3	670
Teleflex Incorporated	—	99
Thermo Fisher Scientific Inc.	3	1,900
UnitedHealth Group Incorporated	8	4,199
Veeva Systems Inc. - Class A (a)	1	179
Vertex Pharmaceuticals Incorporated (a)	1	159
Viatris Inc.	15	169
West Pharmaceutical Services, Inc.	—	34
Zimmer Biomet Holdings, Inc.	2	252
Zoetis Inc. - Class A	4	566
		42,869
Consumer Discretionary 6.0%
Alibaba Group Holding Limited - ADR (a)	1	95
Amazon.com, Inc. (a)	64	5,385
Aptiv PLC (a)	—	23
ASOS PLC (a) (c)	13	81
Autoliv, Inc. - SDR	4	342
AutoZone, Inc. (a)	—	190
Booking Holdings Inc. (a)	—	649
Bright Horizons Family Solutions, Inc. (a)	1	75
Burlington Stores, Inc. (a)	1	150
Chipotle Mexican Grill, Inc. (a)	1	752
Compass Group PLC	35	808
DENSO Corporation	9	432
Dollar General Corporation	5	1,342
Dollar Tree, Inc. (a)	1	104
Doordash, Inc. - Class A (a)	2	110
Dr. Martens PLC	58	136
H World Group Limited	5	22
Hilton Worldwide Holdings Inc.	2	245
Honda Motor Co., Ltd.	8	175
InterContinental Hotels Group PLC	1	37
Kering	1	473
Kingfisher PLC	192	550
Kyoritsu Maintenance Co., Ltd.	1	22
Las Vegas Sands Corp. (a)	2	119
Lowe`s Companies, Inc.	1	170
Lululemon Athletica Canada Inc. (a)	1	393
Magna International Inc.	12	682
Marriott International, Inc. - Class A	1	206
McDonald's Corporation	6	1,528
MGM Resorts International	3	90
Moncler S.p.A.	9	503
Next PLC	6	410
NIKE, Inc. - Class B	8	991
NVR, Inc. (a)	—	111
O'Reilly Automotive, Inc. (a)	—	248
Panasonic Holdings Corporation (c)	50	421
Persimmon Public Limited Company	21	307
Ross Stores, Inc.	10	1,207
Samsonite International S.A. (a) (b)	98	256
Sony Group Corporation	9	688
Stanley Electric Co., Ltd.	11	210
Starbucks Corporation	3	298
Sumitomo Rubber Industries, Ltd. (c)	14	117
Suzuki Motor Corporation	10	311
Tesla Inc. (a)	9	1,125
The Home Depot, Inc.	4	1,373
The TJX Companies, Inc.	8	636
Toyota Motor Corporation	67	905
Ulta Beauty, Inc. (a)	1	470
Wynn Resorts, Limited (a)	1	112
Yum! Brands, Inc.	2	287
Zalando SE (a) (b)	9	317
		26,689
Industrials 5.3%
ABB Ltd - Class N	27	815
AGCO Corporation	—	27
Alfa Laval AB	1	29
ALS Limited	12	102
AMETEK, Inc.	2	309
Ashtead Group Public Limited Company	9	540
Booz Allen Hamilton Holding Corporation - Class A	—	31
Bunzl Public Limited Company	10	317
Canadian Pacific Railway Limited	2	162
Carrier Global Corporation	1	50
Caterpillar Inc.	—	46
Central Japan Railway Company	3	319
Cintas Corporation	—	126
CoStar Group, Inc. (a)	1	76
CSX Corporation	31	950
Cummins Inc.	2	430
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
DCC Public Limited Company	7	332
Deere & Company	—	92
Dover Corporation	1	122
Eaton Corporation Public Limited Company	6	967
Epiroc Aktiebolag - Class A	4	76
Epiroc Aktiebolag - Class B	2	38
FedEx Corporation	1	123
General Electric Company	23	1,915
Honeywell International Inc.	5	1,054
Hubbell Incorporated	1	333
Ingersoll Rand Inc.	4	213
J. B. Hunt Transport Services, Inc.	1	135
Kion Group AG	8	241
L3Harris Technologies, Inc.	6	1,193
Legrand	8	630
Melrose Holdings Limited	290	477
Metso Outotec Oyj	13	135
Mitsubishi Corporation	14	456
Mitsubishi Electric Corporation	61	604
Norfolk Southern Corporation	2	524
Northrop Grumman Corporation	1	273
Old Dominion Freight Line, Inc.	2	432
Otis Worldwide Corporation	2	117
PACCAR Inc	1	136
Prysmian S.p.A.	17	626
Quanta Services, Inc.	—	36
Raytheon Technologies Corporation	—	41
Recruit Holdings Co., Ltd.	16	498
Republic Services, Inc.	2	238
Rockwell Automation, Inc.	1	135
Rockwool A/S - Class B (c)	—	19
Safran	4	483
Saia, Inc. (a)	—	90
Sandvik Aktiebolag	9	159
Schneider Electric SE	—	40
Shoals Technologies Group, Inc. - Class A (a)	1	28
Siemens Aktiengesellschaft - Class N	16	2,267
SMC Corporation	1	210
Southwest Airlines Co.	3	95
Stanley Black & Decker, Inc.	2	143
Sumitomo Corporation	30	497
TechnoPro Holdings, Inc. (c)	19	493
Teleperformance SE	2	452
Textron Inc.	2	109
The Boeing Company (a)	1	192
THK Co.Ltd. (c)	10	188
Toromont Industries Ltd.	1	92
Trane Technologies Public Limited Company	1	221
TransDigm Group Incorporated	—	156
TransUnion	2	122
Union Pacific Corporation	2	362
United Airlines Holdings, Inc. (a)	1	55
United Parcel Service, Inc. - Class B	—	71
United Rentals, Inc. (a)	—	129
Waste Connections, Inc.	1	195
Weir Group PLC(The)	7	150
WillScot Mobile Mini Holdings Corp. - Class A (a)	3	117
		23,656
Consumer Staples 4.5%
Altria Group, Inc.	4	184
Barry Callebaut AG - Class N	—	382
Colgate-Palmolive Company	1	46
Conagra Brands, Inc.	4	142
Constellation Brands, Inc. - Class A	2	346
Costco Wholesale Corporation	1	463
Darling Ingredients Inc. (a)	2	111
Diageo PLC	18	801
Heineken N.V.	3	294
Keurig Dr Pepper Inc.	15	533
Kimberly-Clark Corporation	3	341
Kirin Holdings Company, Ltd (c)	19	285
Kraft Foods Group, Inc.	18	744
L'Oreal	2	781
Mondelez International, Inc. - Class A	21	1,387
Monster Beverage 1990 Corporation (a)	3	258
Nestle S.A. - Class N	23	2,678
P/F Bakkafrost Sales	1	49
PepsiCo, Inc.	3	491
Philip Morris International Inc.	20	2,003
Seven & I Holdings Co., Ltd.	19	794
The Coca-Cola Company	14	869
The Estee Lauder Companies Inc. - Class A	1	195
The Procter & Gamble Company	12	1,849
Unilever PLC	29	1,461
Walmart Inc.	11	1,589
Welcia Holdings Co., Ltd.	8	191
Wilmar International Limited	212	660
		19,927
Communication Services 4.2%
Activision Blizzard, Inc.	5	389
Alphabet Inc. - Class A (a)	17	1,468
Alphabet Inc. - Class C (a)	72	6,399
Cellnex Telecom, S.A. (b)	1	24
Comcast Corporation - Class A	3	101
CyberAgent, Inc.	39	341
KT Corp	12	318
Meta Platforms, Inc. - Class A (a)	13	1,529
NAVER Corporation	2	236
Netflix, Inc. (a)	3	913
Nippon Telegraph and Telephone Corporation	56	1,610
Sea Limited - Class A - ADR (a)	5	247
SoftBank Group Corp	6	241
Stroer SE & Co. KGaA	4	182
Tencent Holdings Limited	10	408
The Walt Disney Company (a)	12	1,050
T-Mobile USA, Inc. (a)	9	1,217
Verizon Communications Inc.	26	1,031
Vodafone Group Public Limited Company - ADR	38	386
WPP 2012 Limited	60	597
Z Holdings Corporation (c)	96	242
		18,929
Materials 3.7%
Adriatic Metals PLC - CDI (a)	8	18
Air Products and Chemicals, Inc.	1	277
Akzo Nobel N.V.	7	498
Albemarle Corporation	—	21
Amcor Pty Ltd - CDI	26	308
Anglo American PLC	1	28
Antofagasta PLC	29	553
Ardagh Metal Packaging S.A.	3	15
Asahi Kasei Corporation	49	351
Avery Dennison Corporation	1	167
Ball Corporation	3	162
BASF SE - Class N	9	431
BHP Group Limited	30	926
BHP Group Limited	22	688
BlueScope Steel Limited	6	74
Boliden AB	5	198
Capricorn Metals Limited (a)	1	5
Central Asia Metals PLC	18	53
CF Industries Holdings, Inc.	2	146
Corteva, Inc.	1	41
Covestro AG (b)	9	343
Crown Holdings, Inc.	—	31
Element Solutions Inc.	1	23
ERO Copper Corp. (a)	1	20
FMC Corporation	1	153
Franco-Nevada Corporation	1	134
Glencore PLC	36	244
Grupo Mexico, S.A.B. de C.V. - Class B	9	32
IGO Limited	122	1,124
Impala Platinum Holdings	1	13
International Flavors & Fragrances Inc.	3	304
International Paper Company	2	84
Johnson Matthey PLC	17	430
Joint Stock Company Alrosa (Public Joint Stock Company) (a) (b) (d)	40	—
K92 Mining Inc. (a)	20	110

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Karora Resources Inc. (a)	20	68
Korea Zinc Co., Ltd.	—	15
L'air Liquide Societe Anonyme Pour L'etude Et L'exploitation Des Procedes Georges Claude	5	661
Legacy Vulcan Corp.	1	193
Linde Public Limited Company	3	1,098
Martin Marietta Materials, Inc.	—	64
Mondi plc	1	8
Newmont Corporation	2	82
Nippon Steel Corporation	6	101
Norsk Hydro ASA	14	107
Northern Star Resources Ltd	24	181
Nucor Corporation	1	169
Nutrien Ltd.	12	893
Orla Mining Ltd. (a)	8	33
Osisko Mining Inc. (a)	9	22
OZ Minerals Limited	5	88
Packaging Corporation of America	1	153
Perseus Mining Limited	89	128
POSCO Holdings Inc.	1	109
PPG Industries, Inc.	—	34
Public Joint Stock Company Polyus (a) (b) (d)	—	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel (a) (b) (d)	—	—
Reliance Steel & Aluminum Co.	1	251
Rio Tinto Limited	4	357
Rio Tinto PLC	4	270
Royal Gold, Inc.	—	16
RPM International Inc.	2	168
Sealed Air Corporation	2	119
Shin-Etsu Chemical Co., Ltd.	—	12
Sibanye Stillwater	3	9
South32 Limited	149	414
Southern Copper Corporation	1	67
Steel Dynamics, Inc.	2	225
Stora Enso Oyj - Class R	33	468
Svenska Cellulosa Aktiebolaget SCA - Class B	2	25
The Sherwin-Williams Company	4	1,018
Tietto Minerals Limited (a)	113	54
Tosoh Corporation	4	51
Umicore	12	437
UPM-Kymmene Oyj	1	53
Vale S.A.	2	30
Verallia	1	34
Victoria Gold Corp. (a)	6	32
Wesdome Gold Mines Ltd (a)	19	104
West Fraser Timber Co. Ltd.	—	26
West Fraser Timber Co. Ltd.	—	12
WestRock Company	1	48
Wheaton Precious Metals Corp.	1	41
		16,553
Energy 2.9%
Baker Hughes Company - Class A	1	30
Cactus, Inc. - Class A	1	38
Canadian Natural Resources Limited	1	63
ChampionX Corporation	1	33
Chesapeake Energy Corporation	—	46
Chevron Corporation	11	1,883
ConocoPhillips	8	985
Devon Energy Corporation	2	116
EOG Resources, Inc.	3	441
Equinor ASA	40	1,460
Exxon Mobil Corporation	25	2,735
Galp Energia, SGPS, S.A.	5	67
Halliburton Company	9	345
Hess Corporation	2	349
Kinder Morgan, Inc.	34	607
Liberty Energy Inc. - Class A	1	13
Magnolia Oil & Gas Corporation - Class A	2	49
Marathon Petroleum Corporation	2	215
NAC Kazatomprom JSC - GDR (b)	3	89
Pioneer Natural Resources Company	1	239
Schlumberger Limited	1	26
Shell PLC - Class A	3	96
Shell PLC - Class A - ADR	11	603
TC Energy Corporation	1	37
TechnipFMC PLC	4	48
Tenaris S.A. - ADR	1	29
TGS-NOPEC Geophysical Company	2	24
TotalEnergies SE	26	1,633
TotalEnergies SE - ADR	3	191
Woodside Energy Group Ltd	4	87
Worley Limited	52	530
		13,107
Real Estate 2.1%
Acadia Realty Trust	5	70
Alexandria Real Estate Equities, Inc.	1	213
American Homes 4 Rent - Class A	5	152
American Tower Corporation	1	303
Apartment Income REIT Corp.	1	28
Apple Hospitality REIT, Inc.	6	90
AvalonBay Communities, Inc.	1	214
Big Yellow Group PLC	2	23
Boston Properties, Inc.	1	61
Camden Property Trust	1	124
Canadian Apartment Properties Real Estate Investment Trust	1	31
Capitaland Group Pte. Ltd.	36	55
Crown Castle Inc.	1	95
Cubesmart, L.P.	3	138
Derwent London PLC	1	28
Digital Core REIT Management Pte. Ltd. (b) (c)	33	18
Douglas Emmett, Inc.	3	50
EastGroup Properties, Inc.	1	79
Equinix, Inc.	1	583
Equity Lifestyle Properties, Inc.	6	397
Equity Residential	3	154
Essex Property Trust, Inc.	1	202
Extra Space Storage Inc.	1	104
Federal Realty Investment Trust	—	9
Gecina	—	15
Goodman Funding Pty Ltd	5	59
Granite Real Estate Investment Trust	1	29
Great Portland Estates P L C	45	268
Hongkong Land Holdings Limited	12	54
Hoshino Resorts REIT, Inc.	—	27
Host Hotels & Resorts, Inc.	2	28
Industrial & Infrastructure Fund Investment Corporation.	—	39
Invincible Investment Corporation	—	19
KATITAS Co., Ltd.	1	30
Kilroy Realty Corporation	1	46
Kimco Realty Corporation	2	32
Kojamo Oyj (b)	2	36
Lendlease Global Commercial REIT (b)	31	16
Mitsui Fudosan Co., Ltd.	40	725
Mitsui Fudosan Logistics Park Investment Corporation	—	33
Pebblebrook Hotel Trust	4	54
ProLogis Inc.	11	1,246
Public Storage	1	394
Rayonier Inc.	2	65
Regency Centers Corporation	3	161
Rexford Industrial Realty, Inc.	4	234
SBA Communications Corporation	2	544
Scentre Group Limited	211	413
Shurgard Self Storage SA	1	39
Simon Property Group, Inc.	3	312
SL Green Realty Corp. (c)	—	14
StorageVault Canada Inc.	5	23
Sun Communities, Inc.	—	14
Sun Hung Kai Properties Limited	4	55
Terreno Realty Corporation	2	124
The Howard Hughes Corporation (a)	—	16
The Unite Group PLC	3	38
Tokyo Tatemono Co., Ltd.	3	30
TOKYU REIT, Inc.	—	17
Ventas, Inc.	2	105
Warehouses De Pauw	2	45
Welltower OP LLC	4	276

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Weyerhaeuser Company	12	364
Wharf Real Estate Investment Company Limited	8	46
		9,306
Utilities 1.9%
Ameren Corporation	5	482
American Electric Power Company, Inc.	5	459
Beijing Enterprises Holdings Limited	51	161
CMS Energy Corporation	2	96
Dominion Energy, Inc.	8	502
DTE Energy Company	3	349
Electric Power Development Co., Ltd. - Class D	19	310
Engie	65	931
Exelon Corporation	5	208
FirstEnergy Corp.	8	338
Iberdrola, Sociedad Anonima	1	16
National Grid PLC	47	566
NextEra Energy, Inc.	5	432
PG&E Corporation (a)	17	272
Sempra Energy	5	789
The Southern Company	32	2,289
WEC Energy Group Inc.	2	217
Xcel Energy Inc.	3	226
		8,643
Total Common Stocks (cost $280,387)		282,313
GOVERNMENT AND AGENCY OBLIGATIONS 17.9%
Mortgage-Backed Securities 8.5%
Federal Home Loan Mortgage Corporation
3.50%, 06/01/33 - 12/01/47	80	76
3.00%, 11/01/34 - 01/01/50	459	414
1.50%, 04/01/37	29	25
2.50%, 04/01/37 - 05/01/52	2,693	2,300
4.00%, 06/01/37 - 02/01/50	382	363
5.00%, 12/01/41 - 10/01/51	340	340
2.00%, 03/01/42 - 05/01/52	3,816	3,126
5.50%, 05/01/44	32	33
4.50%, 05/01/50	28	27
Federal National Mortgage Association, Inc.
2.50%, 01/01/32 - 04/01/52	4,944	4,264
3.00%, 11/01/33 - 03/01/52	4,610	4,169
3.50%, 12/01/33 - 01/01/52	2,849	2,653
1.50%, 04/01/37 - 01/01/42	835	710
4.00%, 06/01/37 - 09/01/52	1,874	1,786
TBA, 1.50%, 01/15/38 (e)	420	365
5.00%, 06/01/40 - 08/01/52	315	317
4.50%, 04/01/41 - 08/01/52	1,410	1,380
6.00%, 07/01/41 - 01/01/53	1,035	1,056
2.00%, 04/01/42 - 03/01/52	5,107	4,188
5.50%, 05/01/44	192	197
TBA, 2.00%, 01/15/53 (e)	260	212
Government National Mortgage Association
3.50%, 08/20/42 - 01/20/49	1,423	1,328
3.00%, 05/15/43 - 06/20/52	1,889	1,693
4.50%, 07/20/45 - 10/20/52	835	818
4.00%, 09/20/45 - 10/20/52	668	640
5.50%, 03/20/48 - 11/20/52	489	494
5.00%, 05/20/48 - 06/20/49	234	235
2.50%, 08/20/50 - 01/20/52	2,362	2,050
2.00%, 03/20/51 - 05/20/52	2,130	1,794
TBA, 5.50%, 01/15/53 (e)	430	432
TBA, 6.00%, 01/15/53 (e)	215	218
TBA, 7.00%, 01/15/53 (e)	125	128
		37,831
U.S. Treasury Note 5.7%
Treasury, United States Department of
0.25%, 08/31/25	100	90
0.38%, 11/30/25	3,625	3,242
0.88%, 06/30/26	7,395	6,609
0.75%, 08/31/26	1,750	1,549
1.88%, 02/28/27 - 02/15/32	6,245	5,594
2.75%, 07/31/27	1,375	1,301
4.13%, 09/30/27 - 10/31/27	4,065	4,079
0.63%, 05/15/30	700	554
1.25%, 08/15/31	2,820	2,288
		25,306
U.S. Treasury Bond 2.6%
Treasury, United States Department of
4.50%, 05/15/38	2,320	2,465
1.13%, 05/15/40	790	495
1.88%, 02/15/41 - 02/15/51	2,195	1,465
1.75%, 08/15/41	615	421
3.13%, 11/15/41	485	419
3.00%, 08/15/48 (f)	4,675	3,839
2.00%, 02/15/50 - 08/15/51	2,360	1,553
1.25%, 05/15/50	300	162
1.38%, 08/15/50	380	212
2.38%, 05/15/51	125	90
4.00%, 11/15/52	585	588
		11,709
Municipal 0.7%
American Municipal Power, Inc.
6.45%, 02/15/44	250	269
Bay Area Toll Authority
6.91%, 10/01/50	235	287
Bayhealth Medical Center, Inc.
3.41%, 07/01/51	320	213
California, State of
7.55%, 04/01/39	240	300
Central Texas Regional Mobility Authority
3.17%, 01/01/41	300	223
Chicago Transit Authority
6.90%, 12/01/40	290	321
Dallas/Fort Worth International Airport
2.99%, 11/01/38	160	130
3.09%, 11/01/40	260	202
Great Lakes Water Authority
3.06%, 07/01/39	60	46
Houston, City of
2.39%, 07/01/31	70	57
Municipal Electric Authority of Georgia
6.66%, 04/01/57	336	363
Oregon Department of Transportation
1.76%, 11/15/32	190	144
Texas A&M University
3.33%, 05/15/39	250	200
Trustees of the California State University
2.80%, 11/01/41	350	249
		3,004
Sovereign 0.2%
Gobierno Federal de los Estados Unidos Mexicanos
2.66%, 05/24/31	200	161
3.50%, 02/12/34	360	289
Government of the Republic of Panama
3.30%, 01/19/33	350	284
Manitoba, Province of
2.60%, 04/16/24	176	171
		905
Collateralized Mortgage Obligations 0.2%
Connecticut Avenue Securities Trust 2021-R01
Series 2022-1M1-R01, REMIC, 4.93%, (SOFR 30-Day Average + 1.00%), 12/26/41 (g)	52	51
Federal Home Loan Mortgage Corporation
Series 2021-M1-HQA1, REMIC, 4.63%, (SOFR 30-Day Average + 0.70%), 08/25/33 (g)	15	15
Series 2021-M1-DNA2, REMIC, 4.73%, (SOFR 30-Day Average + 0.80%), 08/25/33 (g)	14	14
Series 2021-M2-DNA3, REMIC, 6.03%, (SOFR 30-Day Average + 2.10%), 10/25/33 (g)	85	83
Series 2021-M1-DNA7, REMIC, 4.78%, (SOFR 30-Day Average + 0.85%), 11/25/41 (g)	185	182
Series 2022-M1A-HQA1, REMIC, 6.03%, (SOFR 30-Day Average + 2.10%), 03/25/42 (g)	187	186
Series 2022-M1A-DNA3, REMIC, 5.93%, (SOFR 30-Day Average + 2.00%), 04/25/42 (g)	230	229

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Interest Only, Series IO-4977, REMIC, 4.50%, 05/25/50	67	13
Government National Mortgage Association Guaranteed REMIC Pass-Through Securities
Series 2022-LM-63, REMIC, 3.50%, 10/20/50	110	96
		869
U.S. Treasury Inflation Indexed Securities 0.0%
Treasury, United States Department of
0.50%, 04/15/24 (h)	4	4
0.13%, 07/15/24 - 02/15/52 (h)	148	136
0.25%, 01/15/25 (h)	39	37
0.38%, 07/15/25 (h)	14	14
0.63%, 01/15/26 - 07/15/32 (h)	10	10
1.63%, 10/15/27 (h)	4	4
0.75%, 02/15/42 (h)	4	3
		208
Total Government And Agency Obligations (cost $90,267)		79,832
CORPORATE BONDS AND NOTES 12.6%
Financials 3.6%
ABN AMRO Bank N.V.
4.75%, 07/28/25 (i)	325	314
Advisor Group Holdings, Inc.
10.75%, 08/01/27 (i)	180	184
AerCap Ireland Capital Designated Activity Company
4.13%, 07/03/23	375	372
AG TTMT Escrow Issuer LLC
8.63%, 09/30/27 (i)	48	48
AIA Group Limited
3.13%, 03/13/23 (b)	400	399
Alliant Holdings Intermediate, LLC
5.88%, 11/01/29 (i)	150	124
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico
5.38%, 04/17/25 (i)	155	153
Banco Santander, S.A.
3.49%, 05/28/30 (j)	200	169
Bank of America Corporation
2.65%, 03/11/32	250	200
2.68%, 06/19/41	340	230
4.33%, 03/15/50	175	144
Barclays PLC
2.85%, 05/07/26 (j)	250	232
2.28%, 11/24/27 (j)	200	173
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
4.38%, 04/10/24 (i)	275	271
BNP Paribas
2.22%, 06/09/26 (i) (j)	245	225
BPCE
4.00%, 09/12/23 (i)	510	505
BroadStreet Partners, Inc.
5.88%, 04/15/29 (i)	280	241
Capital One Financial Corporation
3.65%, 05/11/27	240	226
Chubb INA Holdings Inc.
4.35%, 11/03/45	100	87
CNO Global Funding
2.65%, 01/06/29 (c) (i)	445	377
Corebridge Financial, Inc.
4.40%, 04/05/52 (i)	415	331
Danske Bank A/S
1.23%, 06/22/24 (i)	435	405
Discover Bank
2.70%, 02/06/30	250	200
EG Global Finance PLC
6.75%, 02/07/25 (i)	400	346
Fifth Third Bancorp
1.63%, 05/05/23	80	79
FirstCash Holdings, Inc.
5.63%, 01/01/30 (i)	280	250
Ford Motor Credit Company LLC
4.00%, 11/13/30	200	164
HSBC Holdings PLC
2.21%, 08/17/29 (j)	200	162
HUB International Limited
5.63%, 12/01/29 (i)	325	285
JPMorgan Chase & Co.
3.38%, 05/01/23	475	473
3.63%, 12/01/27	300	278
2.96%, 05/13/31	110	91
KeyCorp
2.25%, 04/06/27	280	248
Liberty Mutual Group Inc.
4.25%, 06/15/23 (i)	100	99
Lincoln National Corporation
3.80%, 03/01/28	325	299
Mitsubishi UFJ Financial Group Inc
2.19%, 02/25/25	400	375
Moody's Corporation
2.00%, 08/19/31	310	246
Morgan Stanley
3.13%, 07/27/26	275	257
3.97%, 07/22/38	300	252
National Securities Clearing Corporation
1.50%, 04/23/25 (i)	355	329
Nationwide Building Society
1.50%, 10/13/26 (i)	380	329
NatWest Group PLC
4.52%, 06/25/24 (j)	375	371
New York Life Global Funding
1.10%, 05/05/23 (i)	60	59
Nordea Bank AB
1.00%, 06/09/23 (i)	235	231
PennyMac Financial Services, Inc.
4.25%, 02/15/29 (i)	230	180
PNC Bank, National Association
3.50%, 06/08/23	275	274
Pricoa Global Funding I
3.45%, 09/01/23 (i)	600	596
Protective Life Global Funding
1.08%, 06/09/23 (i)	235	231
Rocket Mortgage, LLC
4.00%, 10/15/33 (i)	227	170
Royal Bank of Canada
1.60%, 04/17/23 (j)	205	203
Ryan Specialty Group, LLC
4.38%, 02/01/30 (i)	210	184
Santander Holdings USA, Inc.
2.49%, 01/06/28	190	163
Santander UK Group Holdings PLC
2.47%, 01/11/28 (j)	200	171
Standard Chartered PLC
1.82%, 11/23/25 (i)	200	183
2.61%, 01/12/28 (i)	200	174
Teachers Insurance & Annuity Association of America
4.27%, 05/15/47 (i)	400	329
The Goldman Sachs Group, Inc.
3.85%, 01/26/27	550	524
The Toronto-Dominion Bank
3.50%, 07/19/23	525	521
UBS Group AG
4.13%, 09/24/25 (i) (j)	375	365
VistaJet Malta Finance P.L.C.
6.38%, 02/01/30 (i)	355	285
Wells Fargo & Company
2.39%, 06/02/28	155	137
3.07%, 04/30/41	535	382
Willis North America Inc.
4.50%, 09/15/28	195	184
		16,089
Consumer Discretionary 1.6%
Adient Global Holdings Ltd
4.88%, 08/15/26 (i)	270	251
Allison Transmission, Inc.
3.75%, 01/30/31 (i)	155	128

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Amazon.com, Inc.
3.88%, 08/22/37	225	200
AutoZone, Inc.
3.13%, 07/15/23 - 04/18/24	370	364
Bath & Body Works, Inc.
5.25%, 02/01/28	180	168
6.63%, 10/01/30 (i)	58	54
Carnival Corporation
5.75%, 03/01/27 (i)	455	325
Carnival Holdings Bermuda Ltd.
10.38%, 05/01/28 (i)	60	62
Carvana Co.
10.25%, 05/01/30 (i)	135	63
Daimler Trucks Finance North America LLC
3.65%, 04/07/27 (i)	230	215
Dornoch Debt Merger Subordinated Incorporated
6.63%, 10/15/29 (i)	286	202
Expedia Group, Inc.
5.00%, 02/15/26	73	72
General Motors Financial Company, Inc.
2.40%, 04/10/28	325	274
Hasbro, Inc.
3.00%, 11/19/24 (k)	155	149
3.55%, 11/19/26	235	220
Hilton Domestic Operating Company Inc.
3.63%, 02/15/32 (i)	250	200
Hyundai Capital America
2.38%, 02/10/23 (i)	105	105
1.65%, 09/17/26 (i)	245	211
Jaguar Land Rover Automotive PLC
5.50%, 07/15/29 (i)	265	189
Life Time, Inc.
5.75%, 01/15/26 (i)	234	218
LSF9 Atlantis
7.75%, 02/15/26 (i)	480	425
Magallanes, Inc.
5.05%, 03/15/42 (i)	335	258
Magic Mergeco, Inc.
7.88%, 05/01/29 (i)	275	186
Majordrive Holdings IV, LLC
6.38%, 06/01/29 (i)	310	232
Marriott International, Inc.
4.65%, 12/01/28	305	293
NMG Holding Company, Inc.
7.13%, 04/01/26 (i)	215	202
O'Reilly Automotive, Inc.
3.60%, 09/01/27	150	141
QVC, Inc.
4.45%, 02/15/25	275	225
Spectrum Management Holding Company, LLC
6.55%, 05/01/37	425	404
Staples, Inc.
7.50%, 04/15/26 (i)	180	155
Studio City Finance Limited
5.00%, 01/15/29 (i)	235	174
Tempur Sealy International, Inc.
3.88%, 10/15/31 (i)	148	116
The TJX Companies, Inc.
1.60%, 05/15/31	155	120
Victoria's Secret & Co.
4.63%, 07/15/29 (i)	228	179
Wheel Pros, Inc.
6.50%, 05/15/29 (i)	300	113
White Cap Parent, LLC
8.25%, 03/15/26 (i) (l)	335	289
Yum! Brands, Inc.
3.63%, 03/15/31	255	214
		7,396
Communication Services 1.5%
America Movil, S.A.B. De C.V.
2.88%, 05/07/30	250	214
AT&T Inc.
4.35%, 03/01/29	35	33
2.25%, 02/01/32	290	228
3.50%, 06/01/41	230	172
Baidu, Inc.
3.88%, 09/29/23	275	270
CCO Holdings, LLC
4.50%, 05/01/32	275	219
Charter Communications Operating, LLC
4.50%, 02/01/24	550	544
Comcast Corporation
2.65%, 02/01/30	70	61
3.90%, 03/01/38	200	173
Consolidated Communications, Inc.
6.50%, 10/01/28 (i)	285	222
Cox Communications, Inc.
2.95%, 10/01/50 (i)	295	177
DISH DBS Corporation
7.38%, 07/01/28	360	254
DKT Finance ApS
9.38%, 06/17/23 (i)	200	198
Frontier Communications Holdings, LLC
5.88%, 11/01/29	135	105
6.00%, 01/15/30 (i)	110	87
Frontier Communications Parent, Inc.
6.75%, 05/01/29 (i)	25	21
Ion Trading Technologies S.a r.l.
5.75%, 05/15/28 (i)	205	171
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (i)	175	164
Level 3 Financing, Inc.
3.63%, 01/15/29 (i)	315	230
Millennium Escrow Corporation
6.63%, 08/01/26 (i)	145	92
Northwest Fiber, LLC
4.75%, 04/30/27 (i)	270	236
Omnicom Group Inc.
3.65%, 11/01/24	100	98
Outfront Media Capital Corporation
4.25%, 01/15/29 (i)	265	220
Radiate HoldCo, LLC
6.50%, 09/15/28 (i)	290	122
Rogers Communications Inc.
4.50%, 03/15/42 (i)	315	256
Sinclair Television Group, Inc.
4.13%, 12/01/30 (i)	300	224
Telesat Canada
6.50%, 10/15/27 (i)	184	54
Tencent Holdings Limited
2.99%, 01/19/23 (i)	375	375
Terrier Media Buyer, Inc.
8.88%, 12/15/27 (i)	240	181
Urban One, Inc.
7.38%, 02/01/28 (i)	330	279
Verizon Communications Inc.
4.27%, 01/15/36	175	157
2.65%, 11/20/40	135	91
4.00%, 03/22/50	150	118
Vodafone Group Public Limited Company
4.88%, 06/19/49	215	181
Weibo Corporation
3.50%, 07/05/24	355	344
		6,571
Energy 1.3%
APT Pipelines Limited
4.25%, 07/15/27 (i)	225	210
Ascent Resources - Utica, LLC
8.25%, 12/31/28 (i)	120	118
5.88%, 06/30/29 (i)	120	107
Boardwalk Pipelines, LP
4.45%, 07/15/27	100	95
Canadian Natural Resources Limited
2.95%, 07/15/30	170	143
Colgate Energy Partners III, LLC
5.88%, 07/01/29 (i)	200	172
Comstock Resources, Inc.
6.75%, 03/01/29 (i)	70	63

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Enbridge Inc.
4.25%, 12/01/26	275	264
Encino Acquisition Partners Holdings, LLC
8.50%, 05/01/28 (i)	230	210
Energy Transfer LP
5.25%, 04/15/29	120	116
3.75%, 05/15/30	75	66
Eni S.p.A.
4.00%, 09/12/23 (i)	200	197
EQM Midstream Partners, LP
4.50%, 01/15/29 (i)	145	123
4.75%, 01/15/31 (i)	85	70
Gulfport Energy Operating Corporation
8.00%, 05/17/26 (i)	220	218
Harvest Midstream I, L.P.
7.50%, 09/01/28 (i)	245	235
Hess Corporation
4.30%, 04/01/27	150	143
Hess Infrastructure Partners LP
4.25%, 02/15/30 (i)	210	180
5.50%, 10/15/30 (i)	55	51
NGL Energy Operating LLC
7.50%, 02/01/26 (i)	325	289
PDV America, Inc.
9.25%, 08/01/24 (i)	360	361
Pioneer Natural Resources Company
1.13%, 01/15/26	115	102
Sabine Pass Liquefaction, LLC
4.50%, 05/15/30	55	51
Saudi Arabian Oil Company
2.88%, 04/16/24 (i)	455	442
Sunoco LP
4.50%, 05/15/29 - 04/30/30	255	222
Tallgrass Energy Partners, LP
6.00%, 12/31/30 (i)	290	252
Total Capital International
2.99%, 06/29/41	265	198
USA Compression Finance Corp.
6.88%, 09/01/27	140	131
Weatherford International Ltd.
8.63%, 04/30/30 (i)	236	228
Williams Partners L.P.
5.10%, 09/15/45	175	153
Woodside Finance Limited
3.70%, 09/15/26 (i)	475	444
		5,654
Health Care 1.1%
AbbVie Inc.
3.20%, 05/14/26	300	284
4.70%, 05/14/45	100	90
4.25%, 11/21/49	195	164
Alcon Finance Corporation
2.60%, 05/27/30 (i)	265	225
Banner Health
1.90%, 01/01/31	70	55
BCPE Cycle Merger Sub II Inc
10.63%, 07/15/27 (i)	250	53
Becton, Dickinson and Company
3.70%, 06/06/27	180	170
2.82%, 05/20/30	140	120
Biogen Inc.
2.25%, 05/01/30	320	260
Cigna Corporation
3.00%, 07/15/23	500	494
CommonSpirit Health
2.76%, 10/01/24	105	101
2.78%, 10/01/30	75	62
Community Health Systems, Inc.
6.88%, 04/01/28 (i)	285	139
5.25%, 05/15/30 (i)	105	79
CVS Health Corporation
5.05%, 03/25/48	475	429
Herbalife International, Inc.
4.88%, 06/01/29 (i)	290	199
Humana Inc.
2.15%, 02/03/32	120	94
Northwell Health, Inc.
3.98%, 11/01/46	175	135
Pediatrix Medical Group, Inc.
5.38%, 02/15/30 (c) (i)	210	180
PerkinElmer, Inc.
1.90%, 09/15/28	210	174
Perrigo Finance Unlimited Company
4.40%, 06/15/30 (k) (m)	315	269
Providence St. Joseph Health
3.93%, 10/01/48	550	430
Shire Acquisitions Investments Ireland Designated Activity Company
2.88%, 09/23/23	138	136
Stanford Health Care
3.80%, 11/15/48	150	120
Thermo Fisher Scientific Inc.
2.80%, 10/15/41	155	114
UnitedHealth Group Incorporated
2.90%, 05/15/50	270	184
West Virginia Hospital Finance Authority
4.92%, 06/01/48	300	262
		5,022
Industrials 0.8%
American Airlines, Inc.
5.75%, 04/20/29 (i)	270	247
ARD Finance S.A.
6.50%, 06/30/27 (i) (l)	400	280
Bombardier Inc.
7.88%, 04/15/27 (i)	245	239
Canadian Pacific Railway Limited
1.75%, 12/02/26	105	94
Deluxe Corporation
8.00%, 06/01/29 (i)	310	254
Granite US Holdings Corporation
11.00%, 10/01/27 (c) (i)	222	234
Howard Midstream Energy Partners, LLC
6.75%, 01/15/27 (i)	265	256
Kansas City Southern
2.88%, 11/15/29	210	182
3.50%, 05/01/50	180	128
Lockheed Martin Corporation
3.55%, 01/15/26	125	121
Pike Corporation
5.50%, 09/01/28 (i)	255	223
Raytheon Technologies Corporation
3.20%, 03/15/24	350	342
Republic Services, Inc.
3.38%, 11/15/27	100	93
SMBC Aviation Capital Finance Designated Activity Company
3.55%, 04/15/24 (i)	360	348
Spirit AeroSystems, Inc.
4.60%, 06/15/28	335	271
Tutor Perini Corporation
6.88%, 05/01/25 (c) (i)	165	145
Waste Connections, Inc.
2.20%, 01/15/32	145	116
		3,573
Real Estate 0.7%
Brixmor Operating Partnership LP
3.90%, 03/15/27	275	253
Brookfield Property REIT Inc.
4.50%, 04/01/27 (i)	260	220
Crown Castle Inc.
2.25%, 01/15/31	185	148
2.10%, 04/01/31	255	201
Essex Portfolio, L.P.
3.38%, 04/15/26	525	493
Healthpeak Properties, Inc.
2.13%, 12/01/28	85	71
Kimco Realty Corporation
3.30%, 02/01/25	150	144

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
ProLogis, L.P.
4.00%, 09/15/28	410	391
Public Storage
1.95%, 11/09/28	125	107
Realty Income Corporation
2.20%, 06/15/28	75	64
Regency Centers, L.P.
3.60%, 02/01/27	100	93
Simon Property Group, L.P.
2.65%, 02/01/32	350	281
Ventas Realty, Limited Partnership
3.25%, 10/15/26	170	157
VICI Properties Inc.
4.13%, 08/15/30 (i)	250	219
W.P. Carey Inc.
3.85%, 07/15/29	150	135
		2,977
Utilities 0.6%
Ausgrid Finance Pty Ltd
3.85%, 05/01/23 (i)	209	208
Cameron LNG, LLC
2.90%, 07/15/31 (i)	55	46
3.70%, 01/15/39 (i)	50	40
Clearway Energy Operating LLC
3.75%, 02/15/31 (i)	273	228
CMS Energy Corporation
3.00%, 05/15/26	100	93
Duke Energy Progress, LLC
3.70%, 10/15/46	100	76
Enel Finance International N.V.
1.88%, 07/12/28 (i)	200	159
Eversource Energy
3.30%, 01/15/28	100	92
FirstEnergy Corp.
7.38%, 11/15/31	225	254
FirstEnergy Transmission, LLC
4.35%, 01/15/25 (i)	250	244
NiSource Finance Corp.
3.95%, 03/30/48	150	117
Pacific Gas And Electric Company
2.10%, 08/01/27	135	116
State Grid Overseas Investment Limited
3.75%, 05/02/23 (i)	400	398
Virginia Electric and Power Company
4.00%, 01/15/43	275	224
Vistra Operations Company LLC
3.55%, 07/15/24 (i)	140	134
5.63%, 02/15/27 (i)	120	115
		2,544
Materials 0.5%
Air Products and Chemicals, Inc.
1.50%, 10/15/25	15	14
Celulosa Arauco y Constitucion S.A.
4.20%, 01/29/30 (i)	200	187
Corporacion Nacional del Cobre de Chile
3.00%, 09/30/29 (i)	305	267
Element Solutions Inc.
3.88%, 09/01/28 (i)	270	230
ERO Copper Corp.
6.50%, 02/15/30 (i)	345	276
GrafTech Finance Inc.
4.63%, 12/15/28 (i)	285	235
Legacy Vulcan Corp.
4.50%, 06/15/47	100	84
LYB International Finance II B.V.
3.50%, 03/02/27	325	301
Novelis Corporation
3.88%, 08/15/31 (i)	225	184
Nucor Corporation
3.95%, 05/01/28	250	236
Polar US Borrower, LLC
6.75%, 05/15/26 (i)	285	108
Scih Salt Holdings Inc.
6.63%, 05/01/29 (c) (i)	290	234
		2,356
Information Technology 0.5%
Amphenol Corporation
2.20%, 09/15/31	90	71
Apple Inc.
2.95%, 09/11/49	200	143
Commscope Finance LLC
8.25%, 03/01/27 (i)	284	222
Entegris, Inc.
3.63%, 05/01/29 (c) (i)	239	192
Fiserv, Inc.
3.20%, 07/01/26	110	103
Microsoft Corporation
2.92%, 03/17/52	100	71
NXP B.V.
3.15%, 05/01/27	35	32
Roper Technologies, Inc.
3.80%, 12/15/26	375	358
Salesforce, Inc.
2.70%, 07/15/41	350	250
Veritas USA Inc.
7.50%, 09/01/25 (i)	350	240
ViaSat, Inc.
6.50%, 07/15/28 (i)	265	203
VMware, Inc.
1.40%, 08/15/26	320	279
		2,164
Consumer Staples 0.4%
Altria Group, Inc.
2.35%, 05/06/25	20	19
5.80%, 02/14/39	200	183
Anheuser-Busch InBev Worldwide Inc.
5.45%, 01/23/39	275	274
B. A. T. Capital Corporation
4.39%, 08/15/37	295	229
Coty Inc.
4.75%, 01/15/29 (i)	295	267
PECF USS Intermediate Holding III Corporation
8.00%, 11/15/29 (i)	265	172
RELX Capital Inc.
3.00%, 05/22/30	95	81
Sigma Holdco B.V.
7.88%, 05/15/26 (i)	450	319
Transurban Finance Company Pty Ltd
2.45%, 03/16/31 (i)	145	114
Triton Water Holdings Incorporated
6.25%, 04/01/29 (i)	310	251
		1,909
Total Corporate Bonds And Notes (cost $65,119)		56,255
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.9%
American Airlines, Inc. Class AA Pass Through Certificates, Series 2019-1
Series 2019-AA-1, REMIC, 3.15%, 02/15/32	337	279
Angel Oak Mortgage Trust 2020-2
Series 2021-A1-2, REMIC, 0.98%, 04/25/25 (g)	103	84
Angel Oak Mortgage Trust 2020-3
Series 2020-A1-3, REMIC, 1.69%, 06/25/24	33	30
Angel Oak Mortgage Trust 2021-1
Series 2021-A1-1, REMIC, 0.91%, 02/25/25 (g)	121	98
Series 2021-A2-1, REMIC, 1.11%, 02/25/25 (g)	36	29
Avis Budget Rental Car Funding (AESOP) LLC
Series 2018-A-2A, 4.00%, 03/20/24	395	388
Series 2019-B-2A, 3.55%, 09/20/24	165	158
Barclays Mortgage Loan Trust 2021-NQM1
Series 2021-A3-NQM1, REMIC, 2.19%, 09/25/51	114	94
BBCMS 2020-BID Mortgage Trust
Series 2020-A-BID, REMIC, 6.46%, (1 Month USD LIBOR + 2.14%), 10/15/25 (g)	265	261
BFLD Trust 2019-DPLO
Series 2019-C-DPLO, REMIC, 5.86%, (1 Month USD LIBOR + 1.54%), 10/16/34 (g)	215	208

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
BIG Commercial Mortgage Trust 2022-BIG
Series 2022-A-BIG, REMIC, 5.68%, (1 Month Term SOFR + 1.34%), 02/15/24 (g)	370	355
BRE Grand Islander Timeshare Issuer 2019-A LLC
Series 2019-A-A, 3.28%, 09/26/33	39	36
BWAY Commercial Mortgage Trust 2022-26BW
Series 2022-A-26BW, REMIC, 3.40%, 02/12/32	215	166
BX Commercial Mortgage Trust 2022-LP2
Series 2022-C-LP2, REMIC, 5.90%, (SOFR 30-Day Average + 1.56%), 02/16/27 (g)	144	136
BX Trust 2021-LGCY
Series 2021-C-LGCY, 4.88%, 10/15/36 (g)	295	276
BX Trust 2022-IND
Series 2022-C-IND, REMIC, 6.63%, (1 Month Term SOFR + 2.29%), 04/15/24 (g)	359	343
CarMax Auto Owner Trust 2021-1
Series 2021-D-1, 1.28%, 02/17/25	130	116
Carvana Auto Receivables Trust 2021-P4
Series 2021-C-P4, 2.33%, 04/10/27	200	164
CF 2019-CF1 Mortgage Trust
Series 2019-65A-CF1, REMIC, 4.41%, 04/17/24	155	145
CIFC Funding 2021-III Ltd
Series 2021-A-3A, 5.22%, (3 Month USD LIBOR + 1.14%), 07/15/36 (g)	250	244
Citigroup Commercial Mortgage Trust
Series 2013-C-375P, REMIC, 3.52%, 05/12/23 (g)	100	92
CNH Equipment Trust 2019-C
Series 2019-B-C, 2.35%, 10/15/23	260	254
COLT 2020-3 Mortgage Loan Trust
Series 2020-A1-3, REMIC, 1.51%, 04/27/65	14	13
COLT Funding LLC
Series 2021-A1-6, REMIC, 1.91%, 11/25/61 (g)	171	145
COMM 2014-UBS2 Mortgage Trust
Series 2014-B-UBS2, REMIC, 4.70%, 02/12/24	400	384
COMM 2014-UBS5 Mortgage Trust
Series 2014-A4-UBS5, REMIC, 3.84%, 09/12/24	110	106
COMM 2015-CCRE23 Mortgage Trust
Series 2015-AM-CR23, REMIC, 3.80%, 04/11/25	330	311
Deephaven Residential Mortgage Trust 2021-2
Series 2021-A1-2, REMIC, 0.90%, 06/25/25 (g)	57	47
Driven Brands Funding, LLC
Series 2019-A2-1A, 4.64%, 04/22/26	125	115
Series 2020-A2-1A, 3.79%, 07/20/50	83	71
Dryden 77 CLO, Ltd.
Series 2020-AR-77A, 5.80%, (3 Month USD LIBOR + 1.12%), 05/22/34 (g)	250	243
Ellington Financial Mortgage Trust 2019-2
Series 2019-A3-2, REMIC, 3.05%, 11/25/59 (g)	21	19
Ellington Financial Mortgage Trust 2021-2
Series 2021-A1-2, REMIC, 0.93%, 06/25/66 (g)	64	52
Exeter Automobile Receivables Trust 2021-2
Series 2021-C-2A, 0.98%, 06/15/26	95	91
Exeter Automobile Receivables Trust 2022-2
Series 2022-C-2A, 3.85%, 07/17/28	110	106
Extended Stay America Trust 2021-ESH
Series 2021-B-ESH, REMIC, 5.70%, (1 Month USD LIBOR + 1.38%), 07/17/23 (g)	127	122
Ford Credit Auto Owner Trust 2020-REV2
Series 2020-C-2, 1.74%, 10/15/25	170	146
Grace Trust
Series 2020-C-GRCE, REMIC, 2.68%, 12/12/30 (g)	150	111
Great Wolf Trust 2019-WOLF
Series 2019-D-WOLF, REMIC, 6.25%, (1 Month USD LIBOR + 1.93%), 12/15/36 (g) (m)	95	91
GS Mortgage-Backed Securities Trust 2020-INV1
Series 2020-A14-INV1, REMIC, 2.94%, 11/25/41 (g)	80	67
GS Mortgage-Backed Securities Trust 2021-PJ5
Series 2021-A8-PJ5, REMIC, 2.50%, 03/25/28 (g)	248	214
J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-609M
Series 2020-A-609M, REMIC, 5.69%, (1 Month USD LIBOR + 1.37%), 10/17/33 (g)	250	232
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO
Series 2022-B-OPO, REMIC, 3.38%, 01/08/27 (g)	100	84
JPMBB Commercial Mortgage Securities Trust 2014-C23
Series 2014-A5-C23, REMIC, 3.93%, 09/17/24	110	106
JPMCC Commercial Mortgage Securities Trust 2016-JP2
Series 2016-AS-JP2, REMIC, 3.06%, 07/17/26	435	388
Metlife Securitization Trust 2018-1
Series 2018-A-1A, REMIC, 3.75%, 09/25/29 (g)	124	115
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-B-MHC, REMIC, 5.42%, (1 Month USD LIBOR + 1.10%), 04/15/26 (g)	360	346
Mill City Mortgage Loan Trust 2018-1
Series 2018-A1-1, REMIC, 3.25%, 07/25/24 (g)	85	81
Morgan Stanley Capital I Trust 2014-150E
Series 2014-A-150E, REMIC, 3.91%, 09/11/24	220	202
Morgan Stanley Residential Mortgage Loan Trust 2021-2
Series 2021-A9-2, REMIC, 2.50%, 01/25/43	80	62
MVW 2019-2 LLC
Series 2019-A-2A, REMIC, 2.22%, 10/20/38	33	31
Navient Private Education Refi Loan Trust 2019-C
Series 2019-A2-CA, 3.13%, 07/15/28	88	83
Navient Private Education Refi Loan Trust 2019-F
Series 2019-A2-FA, 2.60%, 04/15/28	84	78
Navient Private Education Refi Loan Trust 2019-G
Series 2019-A-GA, 2.40%, 05/15/28	30	27
Navient Private Education Refi Loan Trust 2021-A
Series 2021-A-A, 0.84%, 03/15/28	46	40
Nelnet Student Loan Trust 2020-1
Series 2020-A-1A, 5.13%, (1 Month USD LIBOR + 0.74%), 03/26/68 (g)	63	62
Nelnet Student Loan Trust 2021-C
Series 2021-AFX-CA, 1.32%, 04/20/62	267	236
New Residential Mortgage Loan Trust 2019-NQM5
Series 2019-A1-NQM5, REMIC, 2.71%, 11/25/59 (g)	61	55
New Residential Mortgage Loan Trust 2020-NQM2
Series 2020-A1-NQM2, REMIC, 1.65%, 07/25/25	21	19
New Residential Mortgage Loan Trust 2022-INV1
Series 2022-A4-INV1, REMIC, 3.00%, 07/25/43 (g)	203	164
NYO Commercial Mortgage Trust 2021-1290
Series 2021-C-1290, REMIC, 6.31%, (1 Month USD LIBOR + 2.00%), 11/15/23 (g)	380	339
OBX 2019-EXP3 Trust
Series 2019-1A9-EXP3, REMIC, 3.50%, 09/25/59 (g)	18	16
Series 2019-2A2-EXP3, REMIC, 5.49%, (1 Month USD LIBOR + 1.10%), 09/25/59 (g)	13	12
OBX 2020-EXP1 Trust
Series 2020-1A8-EXP1, REMIC, 3.50%, 01/25/60 (g)	62	54
Series 2020-2A2-EXP1, REMIC, 5.34%, (1 Month USD LIBOR + 0.95%), 01/26/60 (g)	18	17
Palmer Square CLO Ltd
Series 2021-A-2A, 5.23%, (3 Month USD LIBOR + 1.15%), 07/17/34 (g)	255	248
Provident Funding Mortgage Loan Trust
Series 2019-B1-1, REMIC, 3.20%, 11/25/36 (g)	238	187
PSMC 2021-2 Trust
Series 2021-A3-2, REMIC, 2.50%, 04/25/27 (g)	206	177
Santander Bank, N.A.
Series 2022-B-C, 6.45%, 12/15/32	330	330
SBA Towers, LLC
Series 2019-1C-1, 2.84%, 01/15/25	265	247
ServiceMaster Funding LLC
Series 2021-A2I-1, 2.87%, 07/30/28	173	133

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
SFO Commercial Mortgage Trust 2021-555
Series 2021-B-555, REMIC, 5.82%, (1 Month USD LIBOR + 1.50%), 05/15/28 (g)	155	138
Slide 2018-Fun
Series 2018-B-FUN, REMIC, 5.82%, (1 Month USD LIBOR + 1.50%), 06/16/31 (g) (m)	373	369
SMB Private Education Loan Trust 2015-B
Series 2015-A3-B, 6.07%, (1 Month USD LIBOR + 1.75%), 05/17/32 (g)	83	83
SMB Private Education Loan Trust 2016-B
Series 2016-A2B-B, 5.77%, (1 Month USD LIBOR + 1.45%), 08/15/25 (g)	98	97
SMB Private Education Loan Trust 2020-A
Series 2020-A2A-A, 2.23%, 09/15/37	69	63
SMB Private Education Loan Trust 2021-A
Series 2021-APT1-A, 1.07%, 01/15/53	221	189
Starwood Mortgage Residential Trust 2019-INV1
Series 2019-A3-INV1, REMIC, 2.92%, 09/25/49 (g)	136	128
Starwood Mortgage Residential Trust 2020-INV1
Series 2020-A1-INV1, REMIC, 1.03%, 11/25/55 (g)	42	37
Starwood Mortgage Residential Trust 2021-2
Series 2021-A2-2, REMIC, 1.17%, 05/25/23	38	33
Towd Point Mortgage Trust 2017-4
Series 2017-A1-4, REMIC, 2.75%, 02/25/25 (g)	104	96
Towd Point Mortgage Trust 2018-5
Series 2018-A1A-5, REMIC, 3.25%, 02/25/25 (g)	90	84
Verus Securitization Trust 2020-1
Series 2020-A3-1, REMIC, 2.72%, 01/25/60 (g) (m)	70	64
Series 2020-M1-1, REMIC, 3.02%, 01/25/60 (g)	200	148
Verus Securitization Trust 2021-1
Series 2021-A1-1, REMIC, 0.82%, 01/25/66 (g)	57	47
Verus Securitization Trust 2021-7
Series 2021-A1-7, REMIC, 1.83%, 10/25/66 (g)	311	266
WFRBS Commercial Mortgage Trust 2014-C23
Series 2014-A5-C23, REMIC, 3.92%, 09/17/24	110	106
WFRBS Commercial Mortgage Trust 2014-LC14
Series 2014-A5-LC14, REMIC, 4.05%, 01/18/24	115	112
Financials 0.0%
FREMF Mortgage Trust
Series 2021-M2-DNA6, REMIC, 5.02%, (SOFR 30-Day Average + 1.50%), 10/25/41 (g)	115	108
Total Non-U.S. Government Agency Asset-Backed Securities (cost $14,032)		12,749
PREFERRED STOCKS 0.5%
Health Care 0.4%
Roche Holding AG	5	1,558
Consumer Discretionary 0.1%
Dr. Ing. h.c. F. Porsche Aktiengesellschaft	5	480
Financials 0.0%
Ladenburg Thalmann Financial Services Inc., 6.50%, 11/30/27 (a)	7	114
Energy 0.0%
Crestwood Equity Partners LP, 9.25% (n)	12	104
Utilities 0.0%
NextEra Energy, Inc., 5.28%, 03/01/23 (j)	1	62
Total Preferred Stocks (cost $2,194)		2,318
SENIOR FLOATING RATE INSTRUMENTS 0.3%
Consumer Discretionary 0.1%
KNS Acquisition Corp.
Term Loan, 10.42%, (3 Month USD LIBOR + 6.25%), 04/16/27 (g)	248	224
Naked Juice LLC
2nd Lien Term Loan, 9.65%, (SOFR + 6.00%), 01/25/30 (g)	145	114
Staples, Inc.
7 Year Term Loan, 9.44%, (3 Month USD LIBOR + 5.00%), 04/05/26 (g)	175	162
		500
Industrials 0.1%
Tutor Perini Corporation
Term Loan B, 8.82%, (3 Month USD LIBOR + 4.75%), 08/13/27 (g)	269	252
Health Care 0.1%
Bausch Health Companies Inc.
2022 Term Loan B, 9.57%, (1 Month Term SOFR + 5.25%), 01/27/27 (g)	268	203
Consumer Staples 0.0%
Journey Personal Care Corp.
2021 Term Loan B, 7.92%, (3 Month USD LIBOR + 4.25%), 12/31/24 (g)	276	200
Total Senior Floating Rate Instruments (cost $1,375)		1,155
SHORT TERM INVESTMENTS 2.4%
Investment Companies 2.2%
T. Rowe Price Government Reserve Fund, 4.25% (o) (p)	9,951	9,951
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (o) (p)	869	869
Total Short Term Investments (cost $10,820)		10,820
Total Investments 99.9% (cost $464,194)		445,442
Other Derivative Instruments (0.0)%		(7)
Other Assets and Liabilities, Net 0.1%		256
Total Net Assets 100.0%		445,691

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $1,370.

(f) All or a portion of the security is pledged or segregated as collateral.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) Treasury inflation indexed note, par amount is adjusted for inflation.

(i) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $28,447 and 6.4% of the Fund.

(j) Convertible security.

(k) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(l) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(m) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(n) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(o) Investment in affiliate.

(p) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/T. Rowe Price Balanced Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Asset Management, Inc.	—	55	55	—	—	—	—	—

Summary of Investments by Country^	Total Long Term Investments
United States of America	73.4%
Japan	4.2
United Kingdom	3.9
France	2.6
Switzerland	2.2
Canada	1.9
Germany	1.9
Australia	1.8
Netherlands	1.7
Norway	0.7
Sweden	0.6
Singapore	0.5
Ireland	0.5
China	0.4
Taiwan	0.4
Finland	0.4
Italy	0.4
South Korea	0.4
Hong Kong	0.3
Chile	0.2
Denmark	0.2
Mexico	0.2
Belgium	0.2
Panama	0.1
Spain	0.1
Luxembourg	0.1
Cayman Islands	0.1
India	0.1
Saudi Arabia	0.1
Bermuda	0.1
Jersey	0.1
Austria	0.1
Brazil	0.1
Virgin Islands (British)	—
Kazakhstan	—
Portugal	—
Faroe Islands	—
Israel	—
South Africa	—
Russian Federation	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/T. Rowe Price Balanced Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen B.V.	03/08/22	400	348	0.1
AIA Group Limited, 3.13%, 03/13/23	08/22/18	400	399	0.1
Amadeus IT Group, S.A.	03/20/20	363	370	0.1
Bridgepoint Group PLC	07/21/21	280	158	—
Cellnex Telecom, S.A.	04/27/22	31	24	—
Covestro AG	10/29/20	470	343	0.1
Digital Core REIT Management Pte. Ltd.	12/23/21	33	18	—
Joint Stock Company Alrosa (Public Joint Stock Company)	10/08/19	65	—	—
Kojamo Oyj	03/10/21	44	36	—
Lendlease Global Commercial REIT	06/20/22	18	16	—
NAC Kazatomprom JSC	06/14/21	93	89	—
Public Joint Stock Company Polyus	03/10/20	27	—	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel	04/18/19	41	—	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/T. Rowe Price Balanced Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Samsonite International S.A.	07/25/19	166	256	—
Siemens Healthineers AG	08/14/18	587	660	0.1
TE Connectivity Ltd.	05/27/22	302	288	0.1
Zalando SE	08/14/18	406	317	0.1
		3,726	3,322	0.7

JNL/T. Rowe Price Balanced Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 2 Year Note	19	April 2023	3,891	(3)	5
United States 5 Year Note	43	April 2023	4,641	(4)	—
				(7)	5

JNL/T. Rowe Price Balanced Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	SSB	01/03/23	AUD	19	13	—
USD/GBP	SSB	01/03/23	GBP	(16)	(19)	—
					(6)	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Balanced Fund
Assets - Securities
Common Stocks	202,312	80,001	—	282,313
Government And Agency Obligations	—	79,832	—	79,832
Corporate Bonds And Notes	—	56,255	—	56,255
Non-U.S. Government Agency Asset-Backed Securities	—	12,749	—	12,749
Preferred Stocks	2,318	—	—	2,318
Senior Floating Rate Instruments	—	1,155	—	1,155
Short Term Investments	10,820	—	—	10,820
	215,450	229,992	—	445,442
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	5	—	—	5
Open Forward Foreign Currency Contracts	—	—	—	—
	5	—	—	5
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Capital Appreciation Fund
COMMON STOCKS 61.7%
Information Technology 18.1%
Apple Inc.	2,040	265,065
Black Knight, Inc. (a)	910	56,184
MasterCard Incorporated - Class A	230	80,082
Microsoft Corporation (b)	2,378	570,378
Mobileye Global Inc - Class A (a)	180	6,295
NVIDIA Corporation	460	67,283
NXP Semiconductors N.V.	1,240	195,905
Roper Technologies, Inc.	308	133,125
Salesforce, Inc. (a)	715	94,749
TE Connectivity Ltd. (c)	1,359	156,040
Teledyne Technologies Incorporated (a)	316	126,344
Texas Instruments Incorporated	938	154,970
Visa Inc. - Class A	331	68,865
		1,975,285
Health Care 14.6%
AbbVie Inc.	497	80,321
Alcon AG	1,620	110,978
Avantor, Inc. (a)	6,121	129,101
Baxter International Inc.	1,083	55,185
Becton, Dickinson and Company	542	137,762
Catalent, Inc. (a)	685	30,831
Danaher Corporation	652	173,081
Eli Lilly and Company	185	67,534
GE Healthcare Technologies Inc. (a)	244	14,268
PerkinElmer, Inc.	1,400	196,344
Stryker Corporation	197	48,070
Teleflex Incorporated	492	122,713
Thermo Fisher Scientific Inc. (b)	369	203,432
UnitedHealth Group Incorporated	407	215,680
		1,585,300
Industrials 9.2%
Aurora Innovations Inc. - Class A (a)	7,673	9,285
Equifax Inc.	745	144,829
Fortive Corporation	3,265	209,786
General Electric Company (b)	2,195	183,931
Ingersoll Rand Inc.	3,270	170,872
TransUnion	2,435	138,188
Waste Connections, Inc.	1,059	140,431
		997,322
Financials 6.8%
Intercontinental Exchange, Inc.	1,982	203,302
K.K.R. Co., Inc. - Class A	1,949	90,468
Marsh & Mclennan Companies, Inc.	489	80,867
MSCI Inc. - Class A	33	15,518
S&P Global Inc.	106	35,347
The PNC Financial Services Group, Inc. (b)	1,981	312,894
		738,396
Consumer Discretionary 5.0%
Amazon.com, Inc. (a) (d)	2,702	227,011
Hilton Worldwide Holdings Inc.	378	47,802
Starbucks Corporation (b) (d)	537	53,300
Yum! Brands, Inc. (b)	1,655	211,914
		540,027
Utilities 3.2%
Ameren Corporation	1,793	159,392
Exelon Corporation	1,448	62,618
Public Service Enterprise Group Incorporated	686	42,043
Xcel Energy Inc.	1,247	87,455
		351,508
Communication Services 1.9%
Alphabet Inc. - Class A (a) (d)	1,762	155,460
Madison Square Garden Entertainment Corp. - Class A	49	9,068
Meta Platforms, Inc. - Class A (a)	347	41,784
		206,312
Energy 1.6%
ConocoPhillips	246	28,977
EOG Resources, Inc.	775	100,369
Pioneer Natural Resources Company	212	48,327
		177,673
Materials 1.0%
Linde Public Limited Company	325	105,899
Consumer Staples 0.3%
Keurig Dr Pepper Inc.	1,035	36,920
Total Common Stocks (cost $7,043,712)		6,714,642
SENIOR FLOATING RATE INSTRUMENTS 13.2%
Financials 4.6%
Acrisure, LLC
2021 Incremental Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 02/15/27 (e)	5,372	5,092
Alliant Holdings Intermediate, LLC
2018 Term Loan B, 0.00%, (1 Month USD LIBOR + 3.25%), 05/07/25 (e) (f)	441	435
2018 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 05/07/25 (e)	41,229	40,641
Term Loan B, 0.00%, (1 Month USD LIBOR + 3.25%), 05/10/25 (e) (f)	605	597
Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 05/10/25 (e)	15,411	15,194
2021 Term Loan B4, 0.00%, (1 Month USD LIBOR + 3.50%), 11/06/27 (e) (f)	3,146	3,070
2021 Term Loan B4, 7.85%, (1 Month USD LIBOR + 3.50%), 11/06/27 (e)	47,073	45,946
Hub International Limited
2018 Term Loan B, 6.98%, (3 Month USD LIBOR + 3.00%), 04/25/25 (e)	450	444
2021 Term Loan B, 7.23%, (3 Month USD LIBOR + 3.25%), 04/25/25 (e)	304	301
2018 Term Loan B, 7.33%, (3 Month USD LIBOR + 3.00%), 04/25/25 (e)	171,295	169,226
2021 Term Loan B, 7.53%, (3 Month USD LIBOR + 3.25%), 04/25/25 (e)	118,715	117,501
2022 Term Loan B, 8.22%, (3 Month Term SOFR + 4.00%), 10/31/29 (e)	10,438	10,314
Hyperion Insurance Group Ltd.
2021 Term Loan B, 7.37%, (1 Month USD LIBOR + 3.25%), 11/12/27 (e)	43,623	42,415
Ryan Specialty Group, LLC
Term Loan, 7.19%, (1 Month Term SOFR + 3.00%), 07/23/27 (e)	7,341	7,280
SBA Senior Finance II LLC
2018 Term Loan B, 0.00%, (1 Month USD LIBOR + 1.75%), 03/26/25 (e) (f)	2,285	2,275
2018 Term Loan B, 5.83%, (1 Month USD LIBOR + 1.75%), 03/26/25 (e)	300	298
USI, Inc.
2022 Incremental Term Loan, 7.68%, (1 Month Term SOFR + 3.75%), 11/16/29 (e)	38,782	38,367
		499,396
Information Technology 3.4%
Applied Systems, Inc.
2017 1st Lien Term Loan, 0.00%, (3 Month USD LIBOR + 3.00%), 09/06/24 (e) (f)	12,112	12,059
2017 1st Lien Term Loan, 6.67%, (3 Month USD LIBOR + 3.00%), 09/06/24 (e)	34,458	34,307
2021 2nd Lien Term Loan, 0.00%, (3 Month USD LIBOR + 5.50%), 09/19/25 (e) (f)	3,883	3,839
2021 2nd Lien Term Loan, 9.17%, (3 Month USD LIBOR + 5.50%), 09/19/25 (e)	5,653	5,589
2022 Extended 1st Lien Term Loan, 0.00%, (3 Month Term SOFR + 4.50%), 09/19/26 (e) (f)	1,505	1,496
2022 Extended 1st Lien Term Loan, 8.66%, (3 Month Term SOFR + 4.50%), 09/19/26 (e)	7,106	7,066
Ascend Learning, LLC
2021 Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 11/18/28 (e)	41,854	39,500
CoreLogic, Inc.
2nd Lien Term Loan, 10.62%, (1 Month USD LIBOR + 6.50%), 04/13/29 (e)	1,245	872
Emerald TopCo Inc
Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 07/16/26 (e)	38,239	34,941

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Press Ganey Holdings, Inc.
2022 Incremental Term Loan, 7.94%, (1 Month Term SOFR + 3.75%), 07/24/26 (e)	6,176	5,651
2021 Term Loan B, 0.00%, (1 Month USD LIBOR + 3.75%), 07/25/26 (e) (f)	1,211	1,110
2021 Term Loan B, 7.82%, (1 Month USD LIBOR + 3.75%), 07/25/26 (e)	7,637	7,001
RealPage, Inc
1st Lien Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 02/18/28 (e)	44,054	41,808
2nd Lien Term Loan, 10.57%, (1 Month USD LIBOR + 6.50%), 02/17/29 (e)	1,300	1,245
Sophia, L.P.
2021 Term Loan B, 0.00%, (3 Month USD LIBOR + 3.50%), 10/07/27 (e) (f)	962	926
2022 Incremental Term Loan B, 0.00%, (SOFR + 4.25%), 10/07/27 (e) (f)	125	121
2021 Term Loan B, 7.17%, (3 Month USD LIBOR + 3.50%), 10/07/27 (e)	13,106	12,622
2022 Incremental Term Loan B, 8.34%, (SOFR + 4.25%), 10/07/27 (e)	3,739	3,627
Storable, Inc
Term Loan B, 6.08%, (1 Month Term SOFR + 3.50%), 04/17/28 (e)	731	694
Term Loan B, 7.59%, (1 Month Term SOFR + 3.50%), 04/17/28 (e)	1,447	1,375
Ultimate Software Group Inc (The)
2021 Term Loan, 7.00%, (3 Month USD LIBOR + 3.25%), 05/03/26 (e)	153,089	145,435
2021 2nd Lien Term Loan, 9.00%, (1 Month USD LIBOR + 5.25%), 05/03/27 (e)	7,320	6,701
		367,985
Health Care 2.6%
ADMI Corp.
2018 Term Loan B, 0.00%, (3 Month USD LIBOR + 3.00%), 04/03/25 (e) (f)	4,053	3,807
2021 Incremental Term Loan B3, 0.00%, (1 Month USD LIBOR + 3.75%), 12/23/27 (e) (f)	745	676
2021 Incremental Term Loan B3, 7.82%, (1 Month USD LIBOR + 3.75%), 12/23/27 (e)	35,798	32,509
2021 Term Loan B2, 7.45%, (1 Month USD LIBOR + 3.38%), 12/31/27 (e)	18,433	16,672
Athenahealth, Inc.
2022 Delayed Draw Term Loan, 0.00%, (1 Month Term SOFR + 3.50%), 01/27/29 (e) (f)	6,261	5,637
2022 Term Loan B, 7.82%, (1 Month Term SOFR + 3.50%), 01/27/29 (e)	36,754	33,092
Avantor Funding, Inc.
2021 Term Loan B5, 6.32%, (1 Month USD LIBOR + 2.25%), 11/08/27 (e)	9,339	9,282
EyeCare Partners, LLC
2020 Term Loan, 7.42%, (3 Month USD LIBOR + 3.75%), 02/05/27 (e)	8,176	6,513
2021 Incremental Term Loan, 7.42%, (3 Month USD LIBOR + 3.75%), 10/14/28 (e) (g)	1,089	913
Heartland Dental, LLC
2018 1st Lien Term Loan, 7.82%, (1 Month USD LIBOR + 3.75%), 04/17/25 (e)	46,321	42,708
2021 Incremental Term Loan, 8.39%, (3 Month USD LIBOR + 4.00%), 04/30/25 (e)	10,348	9,597
Loire Finco Luxembourg S.a.r.l.
Term Loan, 0.00%, (1 Month USD LIBOR + 3.00%), 01/24/27 (e) (f)	1,200	1,117
2021 USD Term Loan B2, 7.57%, (1 Month USD LIBOR + 3.50%), 04/20/27 (e)	1,542	1,436
Medline Borrower, LP
USD Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 09/30/28 (e)	85,328	80,975
Pearl Intermediate Parent LLC
2018 1st Lien Term Loan, 6.82%, (1 Month USD LIBOR + 2.75%), 02/01/25 (e)	7,220	6,719
2018 Incremental Term Loan, 7.32%, (1 Month USD LIBOR + 3.25%), 02/14/25 (e)	16,286	15,192
2018 2nd Lien Term Loan, 10.32%, (1 Month USD LIBOR + 6.25%), 01/30/26 (e)	990	910
PetVet Care Centers, LLC
2021 Term Loan B3, 7.57%, (1 Month USD LIBOR + 3.50%), 02/14/25 (e)	16,610	15,564
		283,319
Consumer Discretionary 1.3%
Hilton Domestic Operating Company, Inc.
2019 Term Loan B2, 0.00%, (3 Month USD LIBOR + 1.75%), 10/25/23 (e) (f)	1,924	1,916
2019 Term Loan B2, 6.17%, (3 Month USD LIBOR + 1.75%), 10/25/23 (e)	2,979	2,967
IRB Holding Corp
2020 Term Loan B, 0.00%, (1 Month USD LIBOR + 2.75%), 02/05/25 (e) (f)	809	801
2020 Term Loan B, 6.82%, (1 Month USD LIBOR + 2.75%), 02/05/25 (e)	19,713	19,513
2022 Term Loan B, 7.32%, (SOFR + 3.00%), 12/15/27 (e) (g)	14,114	13,680
Life Time Fitness Inc
2021 Term Loan B, 9.48%, (3 Month USD LIBOR + 4.75%), 12/31/24 (e)	4,192	4,165
Loire Finco Luxembourg S.a.r.l.
Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 01/24/27 (e)	25,839	24,062
Mileage Plus Holdings LLC
2020 Term Loan B, 10.00%, (3 Month USD LIBOR + 5.25%), 12/31/23 (e)	49,735	51,091
SeaWorld Parks & Entertainment, Inc.
2021 Term Loan B, 7.13%, (1 Month USD LIBOR + 3.00%), 08/12/28 (e)	1,322	1,297
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 7.99%, (3 Month USD LIBOR + 3.75%), 09/16/27 (e)	13,495	13,738
WOOF Holdings, Inc
1st Lien Term Loan, 8.10%, (1 Month USD LIBOR + 3.75%), 12/16/27 (e)	3,743	3,512
		136,742
Industrials 1.0%
Camelot U.S. Acquisition LLC
2020 Incremental Term Loan B, 7.07%, (1 Month USD LIBOR + 3.00%), 10/30/26 (e)	6,560	6,453
Filtration Group Corporation
2018 1st Lien Term Loan, 0.00%, (1 Month USD LIBOR + 3.00%), 03/27/25 (e) (f)	693	685
2018 1st Lien Term Loan, 7.07%, (1 Month USD LIBOR + 3.00%), 03/27/25 (e)	15,868	15,677
2018 EUR Term Loan, 4.99%, (1 Month EURIBOR + 3.50%), 03/31/25, EUR (e)	10,085	10,408
2021 Incremental Term Loan, 0.00%, (1 Month USD LIBOR + 3.50%), 10/19/28 (e) (f)	1,327	1,300
2021 Incremental Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 10/19/28 (e)	11,910	11,672
Mileage Plus Holdings LLC
2020 Term Loan B, 0.00%, (3 Month USD LIBOR + 5.25%), 12/31/23 (e) (f)	5,886	6,047
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 0.00%, (3 Month USD LIBOR + 3.75%), 10/20/27 (e) (f)	1,940	1,975
USI, Inc.
2019 Incremental Term Loan B, 0.00%, (3 Month USD LIBOR + 3.25%), 12/02/26 (e) (f)	1,775	1,759
2019 Incremental Term Loan B, 6.92%, (3 Month USD LIBOR + 3.25%), 12/02/26 (e)	40,918	40,560
Vertical US Newco Inc
Term Loan B, 6.87%, (6 Month USD LIBOR + 3.50%), 07/29/27 (e)	18,641	17,907
		114,443
Consumer Staples 0.3%
Sunshine Luxembourg VII SARL
2021 Term Loan B3, 7.42%, (3 Month USD LIBOR + 3.75%), 10/02/26 (e)	32,524	31,096
Communication Services 0.0%
Charter Communications Operating, LLC
2019 Term Loan B1, 5.83%, (1 Month USD LIBOR + 1.75%), 04/30/25 (e)	5,286	5,250
Total Senior Floating Rate Instruments (cost $1,484,410)		1,438,231

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
GOVERNMENT AND AGENCY OBLIGATIONS 8.9%
U.S. Treasury Note 8.9%
Treasury, United States Department of
2.75%, 08/15/32	1,066,065	969,620
Total Government And Agency Obligations (cost $969,687)		969,620
CORPORATE BONDS AND NOTES 8.1%
Consumer Discretionary 3.0%
Clarios Global LP
6.75%, 05/15/25 (h)	3,161	3,176
6.25%, 05/15/26 (h)	6,037	5,907
8.50%, 05/15/27 (h) (i)	18,995	18,583
Hilton Domestic Operating Company Inc.
5.38%, 05/01/25 (h)	2,444	2,423
5.75%, 05/01/28 (h)	1,846	1,796
3.75%, 05/01/29 (h)	4,952	4,298
4.88%, 01/15/30	6,531	5,926
4.00%, 05/01/31 (h)	6,846	5,766
3.63%, 02/15/32 (h)	9,150	7,324
Hilton Worldwide Holdings Inc.
4.88%, 04/01/27	3,473	3,309
KFC Holding Co.
4.75%, 06/01/27 (h)	27,816	26,902
Life Time, Inc.
5.75%, 01/15/26 (h)	14,391	13,414
Magnum Management Corporation
5.50%, 05/01/25 (h)	14,943	14,766
5.38%, 04/15/27	24,148	23,066
6.50%, 10/01/28	12,855	12,505
5.25%, 07/15/29	18,174	16,386
Mattel, Inc.
3.38%, 04/01/26 (h)	1,754	1,616
5.88%, 12/15/27 (h)	1,346	1,320
3.75%, 04/01/29 (h)	3,739	3,286
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (h)	6,638	6,614
Service Corporation International
3.38%, 08/15/30	5,988	4,922
Six Flags Operations Inc.
4.88%, 07/31/24 (h)	44,430	42,818
5.50%, 04/15/27 (h) (i)	30,309	27,309
Six Flags Theme Parks Inc.
7.00%, 07/01/25 (h) (i)	5,821	5,870
SkyMiles IP Ltd.
4.75%, 10/20/28 (h)	7,255	6,834
Vail Resorts, Inc.
6.25%, 05/15/25 (h)	2,459	2,464
Yum! Brands, Inc.
4.75%, 01/15/30 (h)	4,888	4,493
3.63%, 03/15/31	9,033	7,570
4.63%, 01/31/32	16,987	15,061
5.38%, 04/01/32	12,453	11,537
6.88%, 11/15/37	4,148	4,192
5.35%, 11/01/43	12,931	10,710
		322,163
Financials 1.8%
Acrisure, LLC
7.00%, 11/15/25 (h)	20,525	18,876
Alliant Holdings Intermediate, LLC
4.25%, 10/15/27 (h)	3,540	3,189
6.75%, 10/15/27 (h)	19,075	17,187
5.88%, 11/01/29 (h)	5,161	4,250
AmWINS Group, Inc.
4.88%, 06/30/29 (h)	4,485	3,851
BroadStreet Partners, Inc.
5.88%, 04/15/29 (h)	1,719	1,478
HUB International Limited
7.00%, 05/01/26 (h)	71,711	70,393
5.63%, 12/01/29 (h)	3,946	3,461
Intercontinental Exchange, Inc.
4.00%, 09/15/27	1,496	1,445
4.35%, 06/15/29	5,058	4,885
5.20%, 06/15/62	10,068	9,575
MSCI Inc.
4.00%, 11/15/29 (h)	7,734	6,761
3.63%, 09/01/30 - 11/01/31 (h)	16,062	13,377
3.88%, 02/15/31 (h)	5,529	4,603
3.25%, 08/15/33 (h)	4,108	3,171
Ryan Specialty Group, LLC
4.38%, 02/01/30 (h)	650	568
USIS Merger Sub, Inc.
6.88%, 05/01/25 (h)	27,560	26,454
		193,524
Communication Services 1.5%
Altice France
10.50%, 05/15/27 (h)	13,635	10,396
Arches Buyer Inc.
4.25%, 06/01/28 (h)	65	51
CCO Holdings, LLC
5.50%, 05/01/26 (h)	2,850	2,760
5.13%, 05/01/27 (h)	82,722	77,189
5.00%, 02/01/28 (h)	55,914	50,812
Lamar Media Corp.
3.75%, 02/15/28	7,273	6,528
3.63%, 01/15/31	1,290	1,067
Live Nation Entertainment, Inc.
4.88%, 11/01/24 (h)	820	796
Sirius XM Radio Inc.
5.00%, 08/01/27 (h)	3,437	3,180
Spotify USA Inc.
0.00%, 03/15/26 (j) (k)	10,038	8,078
		160,857
Health Care 0.7%
Avantor, Inc.
4.63%, 07/15/28 (h)	20,294	18,428
3.88%, 11/01/29 (h)	14,701	12,353
Charles River Laboratories International, Inc.
4.25%, 05/01/28 (h)	1,523	1,401
3.75%, 03/15/29 (h) (i)	5,359	4,738
4.00%, 03/15/31 (h) (i)	3,366	2,913
Heartland Dental, LLC
8.50%, 05/01/26 (h)	14,905	13,154
Hologic, Inc.
3.25%, 02/15/29 (h)	5,964	5,151
Indigo Merger Sub Inc
2.88%, 07/15/26 (h)	1,767	1,600
IQVIA Inc.
5.00%, 05/15/27 (h)	3,650	3,483
Surgery Center Holdings, Inc.
10.00%, 04/15/27 (h) (i)	8,272	8,408
Teleflex Incorporated
4.63%, 11/15/27	4,680	4,463
4.25%, 06/01/28 (h)	1,520	1,389
		77,481
Industrials 0.7%
General Electric Company
8.10%, (3 Month USD LIBOR + 3.33%), (100, 03/15/23) (e) (l)	31,447	31,133
Howmet Aerospace Inc.
5.90%, 02/01/27	741	739
3.00%, 01/15/29	4,885	4,129
Korn Ferry
4.63%, 12/15/27 (h)	2,020	1,854
Lennox International Inc.
3.00%, 11/15/23	340	333
Sensata Technologies B.V.
5.63%, 11/01/24 (h)	670	666
5.00%, 10/01/25 (h)	4,400	4,304
4.00%, 04/15/29 (h)	9,732	8,394
5.88%, 09/01/30 (h)	2,446	2,317
Sensata Technologies, Inc.
4.38%, 02/15/30 (h)	2,092	1,840
3.75%, 02/15/31 (h)	5,092	4,213
TransDigm Inc.
6.25%, 03/15/26 (h)	8,283	8,186
6.38%, 06/15/26	1,290	1,257
5.50%, 11/15/27	6,304	5,920

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Transdigm UK Holdings PLC
6.88%, 05/15/26	830	813
		76,098
Information Technology 0.2%
Black Knight Infoserv, LLC
3.63%, 09/01/28 (h)	2,410	2,102
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (h)	3,029	2,701
4.00%, 07/01/29 (h)	370	328
Clarivate Science Holdings Corporation
3.88%, 07/01/28 (h)	2,229	1,934
4.88%, 07/01/29 (h) (i)	1,595	1,356
CrowdStrike Holdings, Inc.
3.00%, 02/15/29	600	508
Entegris Escrow Corporation
4.75%, 04/15/29 (h)	4,138	3,785
Gartner, Inc.
4.50%, 07/01/28 (h)	1,775	1,656
3.63%, 06/15/29 (h)	7,292	6,392
3.75%, 10/01/30 (h)	3,538	3,068
Twilio Inc.
3.63%, 03/15/29	275	223
		24,053
Real Estate 0.2%
SBA Communications Corporation
3.88%, 02/15/27	9,788	8,861
3.13%, 02/01/29	11,834	9,855
		18,716
Utilities 0.0%
NiSource Inc.
5.65%, (100, 06/15/23) (l)	3,673	3,424
Total Corporate Bonds And Notes (cost $916,551)		876,316
PREFERRED STOCKS 0.2%
Utilities 0.2%
CMS Energy Corporation, 5.88%, 10/15/78	345	7,656
CMS Energy Corporation, 5.88%, 03/01/79	506	11,340
NiSource Inc., 6.50%, (25, 3/15/2024) (l)	66	1,615
SCE Trust IV, 5.38%, (25, 9/15/2025) (l)	229	4,150
		24,761
Financials 0.0%
The Charles Schwab Corporation, 5.95%, (25, 3/1/2023) (i) (l)	4	94
Total Preferred Stocks (cost $28,840)		24,855
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.1%
Domino's Pizza, Inc.
Series 2018-A2I-1A, 4.12%, 10/25/25	3,307	3,093
Series 2017-A23-1A, 4.12%, 07/26/27	3,577	3,269
Series 2019-A2-1A, 3.67%, 10/25/29 (h)	2,859	2,410
SBA Towers, LLC
Series 2022-C-1, 6.60%, 01/15/28	602	601
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	11	10
US Airways Class A Pass Through Certificates, Series 2012-2
Series 2012-A-2, 4.63%, 06/03/25	228	208
US Airways, Inc.
Series 2013-A-1, 3.95%, 11/15/25	130	118
Total Non-U.S. Government Agency Asset-Backed Securities (cost $10,707)		9,709
INVESTMENT COMPANIES 0.0%
T Rowe Price Institutional Floating Rate Fund (m) (n)	146	1,340
Total Investment Companies (cost $1,477)		1,340
SHORT TERM INVESTMENTS 8.2%
Investment Companies 7.8%
JNL Government Money Market Fund - Institutional Class, 3.89% (m) (o)	14,082	14,082
T. Rowe Price Government Reserve Fund, 4.25% (m) (o)	839,014	839,014
		853,096
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (m) (o)	41,404	41,404
Total Short Term Investments (cost $894,500)		894,500
Total Investments 100.4% (cost $11,349,884)		10,929,213
Other Derivative Instruments (0.1)%		(16,174)
Other Assets and Liabilities, Net (0.3)%		(29,205)
Total Net Assets 100.0%		10,883,834

(a) Non-income producing security.

(b) All or a portion of the security is subject to a written call option.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(g) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(h) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $660,306 and 6.1% of the Fund.

(i) All or a portion of the security was on loan as of December 31, 2022.

(j) Convertible security.

(k) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(m) Investment in affiliate.

(n) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(o) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/T. Rowe Price Capital Appreciation Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
T Rowe Price Institutional Floating Rate Fund	1,354	67	—	72	—	(81)	1,340	—

JNL/T. Rowe Price Capital Appreciation Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	01/28/22	172,080	156,040	1.4

JNL/T. Rowe Price Capital Appreciation Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts[1]	Value ($)
Options on Securities
Alphabet Inc.	CIT	Call	165.00	01/20/23	540	—
Alphabet Inc.	CIT	Call	175.00	01/20/23	540	—
Alphabet Inc.	CIT	Call	170.00	01/20/23	540	—
Alphabet Inc.	CIT	Call	160.00	01/20/23	520	—
Alphabet Inc.	WFI	Call	120.00	01/19/24	2,741	(1,096)
Amazon.com, Inc.	CIT	Call	235.00	01/20/23	280	—
Amazon.com, Inc.	CIT	Call	230.00	01/20/23	280	—
Amazon.com, Inc.	CIT	Call	225.00	01/20/23	560	—
Amazon.com, Inc.	CIT	Call	240.00	01/20/23	300	—
Amazon.com, Inc.	CIT	Call	255.00	01/20/23	320	—
Amazon.com, Inc.	CIT	Call	250.00	01/20/23	320	—
Amazon.com, Inc.	CIT	Call	245.00	01/20/23	320	—
Amazon.com, Inc.	GSC	Call	190.00	01/20/23	1,140	—
Amazon.com, Inc.	GSC	Call	200.00	01/20/23	1,020	—
Amazon.com, Inc.	GSC	Call	180.00	01/20/23	420	—
Amazon.com, Inc.	GSC	Call	185.00	01/20/23	420	—
Amazon.com, Inc.	GSC	Call	215.00	01/20/23	280	—
Amazon.com, Inc.	GSC	Call	210.00	01/20/23	1,000	—
Amazon.com, Inc.	GSC	Call	220.00	01/20/23	280	—
Amazon.com, Inc.	GSC	Call	205.00	01/20/23	1,000	—
Amazon.com, Inc.	WFI	Call	175.00	01/20/23	1,920	—
Amazon.com, Inc.	WFI	Call	195.00	01/20/23	740	—
Apple Inc.	JPM	Call	180.00	01/20/23	1,176	—
Apple Inc.	JPM	Call	175.00	01/20/23	1,176	(3)
Apple Inc.	JPM	Call	170.00	01/20/23	1,176	(3)
General Electric Company	GSC	Call	110.00	01/20/23	1,129	(2)
General Electric Company	WFI	Call	90.00	01/20/23	1,690	(83)
General Electric Company	WFI	Call	95.00	01/20/23	1,690	(17)
General Electric Company	WFI	Call	110.00	01/20/23	1,023	(2)
General Electric Company	WFI	Call	85.00	01/20/23	1,690	(326)
Hilton Worldwide Holdings Inc.	WFI	Call	150.00	01/19/24	708	(751)
Hilton Worldwide Holdings Inc.	WFI	Call	145.00	01/19/24	709	(861)
Keurig Dr Pepper Inc.	CIT	Call	42.00	01/20/23	1,688	—
Keurig Dr Pepper Inc.	CIT	Call	40.00	01/20/23	1,688	(2)
Microsoft Corporation	CIT	Call	350.00	01/20/23	952	—
Microsoft Corporation	CIT	Call	340.00	01/20/23	952	—
Microsoft Corporation	CIT	Call	365.00	01/20/23	349	—
Microsoft Corporation	CIT	Call	360.00	01/20/23	496	—
Microsoft Corporation	CIT	Call	330.00	01/20/23	456	—
Microsoft Corporation	CIT	Call	325.00	01/20/23	1,015	(1)
Microsoft Corporation	CSI	Call	350.00	01/20/23	315	—
Microsoft Corporation	CSI	Call	330.00	01/20/23	315	—
Microsoft Corporation	CSI	Call	340.00	01/20/23	315	—
Microsoft Corporation	CSI	Call	320.00	01/20/23	484	(1)
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/T. Rowe Price Capital Appreciation Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts[1]	Value ($)
Microsoft Corporation	JPM	Call	355.00	01/20/23	503	—
Microsoft Corporation	JPM	Call	360.00	01/20/23	502	—
Microsoft Corporation	JPM	Call	350.00	01/20/23	503	—
Microsoft Corporation	JPM	Call	300.00	01/19/24	2,235	(2,805)
Microsoft Corporation	SIG	Call	350.00	01/20/23	169	—
Microsoft Corporation	SIG	Call	340.00	01/20/23	169	—
Microsoft Corporation	SIG	Call	330.00	01/20/23	169	—
Starbucks Corporation	GSC	Call	105.00	01/20/23	1,217	(71)
Starbucks Corporation	GSC	Call	97.50	01/20/23	1,217	(450)
Starbucks Corporation	GSC	Call	100.00	01/20/23	1,217	(273)
Starbucks Corporation	GSC	Call	100.00	01/19/24	861	(1,167)
Starbucks Corporation	GSC	Call	105.00	01/19/24	861	(967)
TE Connectivity Ltd.	JPM	Call	120.00	01/20/23	1,356	(156)
The PNC Financial Services Group, Inc.	CIT	Call	230.00	01/20/23	700	—
The PNC Financial Services Group, Inc.	CIT	Call	220.00	01/20/23	700	—
The PNC Financial Services Group, Inc.	JPM	Call	190.00	01/20/23	446	(2)
The PNC Financial Services Group, Inc.	JPM	Call	195.00	01/20/23	446	—
The PNC Financial Services Group, Inc.	JPM	Call	200.00	01/20/23	446	—
Thermo Fisher Scientific Inc.	CIT	Call	640.00	01/20/23	220	(8)
UnitedHealth Group Incorporated	CIT	Call	580.00	01/20/23	230	(16)
UnitedHealth Group Incorporated	CIT	Call	560.00	01/20/23	230	(56)
UnitedHealth Group Incorporated	CIT	Call	540.00	01/20/23	402	(334)
UnitedHealth Group Incorporated	CIT	Call	580.00	01/19/24	489	(2,120)
UnitedHealth Group Incorporated	JPM	Call	600.00	01/19/24	521	(1,858)
Yum! Brands, Inc.	CIT	Call	145.00	01/19/24	522	(407)
Yum! Brands, Inc.	CIT	Call	150.00	01/19/24	522	(321)
Yum! Brands, Inc.	WFI	Call	150.00	01/20/23	461	—
Yum! Brands, Inc.	WFI	Call	145.00	01/20/23	461	—
Yum! Brands, Inc.	WFI	Call	140.00	01/19/24	1,060	(1,007)
Yum! Brands, Inc.	WFI	Call	140.00	01/19/24	1,061	(1,008)
						(16,174)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Capital Appreciation Fund
Assets - Securities
Common Stocks	6,603,664	110,978	—	6,714,642
Senior Floating Rate Instruments	—	1,438,231	—	1,438,231
Government And Agency Obligations	—	969,620	—	969,620
Corporate Bonds And Notes	—	876,316	—	876,316
Preferred Stocks	24,855	—	—	24,855
Non-U.S. Government Agency Asset-Backed Securities	—	9,709	—	9,709
Investment Companies	—	—	1,340	1,340
Short Term Investments	894,500	—	—	894,500
	7,523,019	3,404,854	1,340	10,929,213
Liabilities - Investments in Other Financial Instruments[1]
OTC Written Options	—	(16,174)	—	(16,174)
	—	(16,174)	—	(16,174)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Established Growth Fund
COMMON STOCKS 93.8%
Information Technology 48.2%
Advanced Micro Devices, Inc. (a)	1,573	101,879
Adyen B.V. (a) (b)	7	9,661
Apple Inc.	5,123	665,635
ASML Holding N.V. - ADR	345	188,660
Atlassian Corporation - Class A (a)	357	45,960
Black Knight, Inc. (a)	372	22,941
Ceridian HCM Holding Inc. (a)	474	30,427
Fiserv, Inc. (a)	1,207	121,975
Global Payments Inc.	268	26,643
HashiCorp, Inc. - Class A (a)	105	2,859
Intuit Inc.	464	180,472
Lam Research Corporation	110	46,149
MasterCard Incorporated - Class A	612	212,665
Microsoft Corporation	3,902	935,862
Mobileye Global Inc - Class A (a)	109	3,837
Monday.Com Ltd. (a)	72	8,750
MongoDB, Inc. - Class A (a)	82	16,069
NVIDIA Corporation	1,246	182,034
Roper Technologies, Inc.	215	92,970
Salesforce, Inc. (a)	699	92,648
SentinelOne, Inc. - Class A (a)	1,178	17,184
ServiceNow, Inc. (a)	336	130,591
Teledyne Technologies Incorporated (a)	287	114,738
Visa Inc. - Class A	1,107	229,986
		3,480,595
Consumer Discretionary 16.7%
Amazon.com, Inc. (a)	5,068	425,737
Booking Holdings Inc. (a)	30	60,241
Chipotle Mexican Grill, Inc. (a)	42	58,526
Coupang, Inc. - Class A (a)	2,249	33,082
Expedia Group, Inc. (a)	401	35,158
Ferrari N.V.	449	96,091
Floor & Decor Holdings, Inc. - Class A (a)	338	23,549
Las Vegas Sands Corp. (a)	1,683	80,886
Lululemon Athletica Canada Inc. (a)	59	19,009
Peloton Interactive, Inc. - Class A (a)	2,198	17,450
Rivian Automotive, Inc. - Class A (a)	6,960	128,281
Ross Stores, Inc.	1,480	171,820
Wynn Resorts, Limited (a)	656	54,058
		1,203,888
Health Care 13.8%
Align Technology, Inc. (a)	85	17,992
argenx SE - ADR (a)	126	47,687
AstraZeneca PLC - ADR	346	23,438
Avantor, Inc. (a)	1,476	31,120
Cigna Corporation	199	66,004
Danaher Corporation	99	26,197
Eli Lilly and Company	421	153,893
HCA Healthcare, Inc.	212	50,889
Humana Inc.	162	83,179
Illumina, Inc. (a)	71	14,414
Insulet Corporation (a)	93	27,415
Intuitive Surgical, Inc. (a)	430	114,194
Stryker Corporation	200	48,936
UnitedHealth Group Incorporated	552	292,767
		998,125
Communication Services 11.2%
Activision Blizzard, Inc.	526	40,302
Alphabet Inc. - Class A (a)	3,415	301,303
Alphabet Inc. - Class C (a)	1,988	176,391
Match Group, Inc. (a)	662	27,480
Meta Platforms, Inc. - Class A (a)	225	27,101
Netflix, Inc. (a)	310	91,501
Pinterest, Inc. - Class A (a)	1,317	31,979
Sea Limited - Class A - ADR (a)	780	40,584
Spotify Technology S.A. (a)	501	39,531
The Trade Desk, Inc. - Class A (a)	729	32,693
		808,865
Industrials 3.3%
Airbus SE	594	70,871
Cintas Corporation	50	22,549
FedEx Corporation	224	38,750
Old Dominion Freight Line, Inc.	148	42,023
TransUnion	826	46,872
Verisk Analytics, Inc.	98	17,217
		238,282
Consumer Staples 0.6%
The Estee Lauder Companies Inc. - Class A	178	44,164
Total Common Stocks (cost $5,866,619)		6,773,919
PREFERRED STOCKS 1.3%
Consumer Discretionary 1.0%
Dr. Ing. h.c. F. Porsche Aktiengesellschaft	699	70,868
Health Care 0.3%
Sartorius Aktiengesellschaft	62	24,319
Total Preferred Stocks (cost $77,032)		95,187
SHORT TERM INVESTMENTS 4.8%
Investment Companies 4.8%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	2,430	2,430
T. Rowe Price Government Reserve Fund, 4.25% (c) (d)	343,135	343,135
Total Short Term Investments (cost $345,565)		345,565
Total Investments 99.9% (cost $6,289,216)		7,214,671
Other Assets and Liabilities, Net 0.1%		7,610
Total Net Assets 100.0%		7,222,281

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/T. Rowe Price Established Growth Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen B.V.	10/13/22	8,867	9,661	0.1

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Established Growth Fund
Assets - Securities
Common Stocks	6,693,387	80,532	—	6,773,919
Preferred Stocks	95,187	—	—	95,187
Short Term Investments	345,565	—	—	345,565
	7,134,139	80,532	—	7,214,671

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Mid-Cap Growth Fund
COMMON STOCKS 96.1%
Health Care 25.1%
Acadia Healthcare Company, Inc. (a)	714	58,776
Agilent Technologies, Inc.	828	123,910
Agilon Health Management, Inc. (a) (b)	245	3,954
Alcon AG	569	39,005
Alnylam Pharmaceuticals, Inc. (a)	286	67,968
Apellis Pharmaceuticals, Inc. (a)	178	9,204
argenx SE - ADR (a)	62	23,487
Ascendis Pharma A/S - ADR (a) (b)	107	13,068
Avantor, Inc. (a)	3,208	67,657
Bruker Corporation	1,240	84,754
Catalent, Inc. (a)	932	41,949
Coronado Topco, Inc. (a)	359	30,756
CRISPR Therapeutics AG (a)	170	6,911
Dentsply Sirona Inc.	446	14,201
Doximity, Inc. - Class A (a) (b)	357	11,981
Enovis Corporation (a)	539	28,847
Exact Sciences Corporation (a)	268	13,269
Hologic, Inc. (a)	2,068	154,707
Horizon Therapeutics Public Limited Company (a)	362	41,196
ICU Medical, Inc. (a)	155	24,409
Ionis Pharmaceuticals, Inc. (a)	773	29,196
Karuna Therapeutics, Inc. (a)	44	8,646
Molina Healthcare, Inc. (a)	93	30,710
Seagen Inc. (a)	143	18,377
Teleflex Incorporated	469	117,076
The Cooper Companies, Inc.	215	71,094
Veeva Systems Inc. - Class A (a)	361	58,258
West Pharmaceutical Services, Inc.	147	34,596
		1,227,962
Information Technology 21.9%
Amphenol Corporation - Class A	494	37,613
Atlassian Corporation - Class A (a)	143	18,401
Bill.Com Holdings Inc. (a)	139	15,145
Black Knight, Inc. (a)	691	42,669
Broadridge Financial Solutions, Inc.	196	26,289
CCC Intelligent Solutions Holdings Inc. (a)	2,663	23,168
Clear Secure, Inc. - Class A	303	8,311
Cognex Corporation	452	21,294
Confluent, Inc. - Class A (a)	178	3,959
Corning Incorporated	444	14,181
CrowdStrike Holdings, Inc. - Class A (a)	335	35,300
Fair Isaac Corporation (a)	81	48,485
FleetCor Technologies, Inc. (a)	316	58,043
Fortinet, Inc. (a)	1,446	70,695
HashiCorp, Inc. - Class A (a)	89	2,433
Keysight Technologies, Inc. (a)	469	80,232
KLA Corporation	195	73,521
Lattice Semiconductor Corporation (a)	431	27,963
Littelfuse, Inc.	39	8,588
Marvell Technology, Inc.	2,187	81,006
Microchip Technology Incorporated	2,031	142,678
Mobileye Global Inc - Class A (a)	88	3,071
MongoDB, Inc. - Class A (a)	46	9,055
National Instruments Corporation	722	26,642
NXP Semiconductors N.V.	46	7,269
Palo Alto Networks, Inc. (a)	54	7,535
Paylocity Holding Corporation (a)	152	29,528
PTC Inc. (a)	314	37,693
Roper Technologies, Inc.	118	50,987
Synopsys, Inc. (a)	190	60,665
		1,072,419
Industrials 16.2%
BWXT Government Group, Inc.	317	18,411
CoStar Group, Inc. (a)	665	51,391
Equifax Inc.	361	70,164
ESAB Corporation	567	26,604
Fortive Corporation	1,082	69,518
IDEX Corporation	181	41,328
Ingersoll Rand Inc.	2,129	111,240
J. B. Hunt Transport Services, Inc.	452	78,811
Leidos Holdings, Inc.	136	14,306
Shoals Technologies Group, Inc. - Class A (a)	464	11,447
Southwest Airlines Co.	1,625	54,714
Textron Inc.	1,665	117,882
TransUnion	637	36,150
United Rentals, Inc. (a)	72	25,590
Verisk Analytics, Inc.	255	44,987
Waste Connections, Inc.	142	18,824
		791,367
Consumer Discretionary 13.2%
Bath & Body Works, Inc.	722	30,425
Bright Horizons Family Solutions, Inc. (a)	308	19,435
Burlington Stores, Inc. (a)	497	100,772
Chipotle Mexican Grill, Inc. (a)	18	24,975
Dollar General Corporation	261	64,271
Dollar Tree, Inc. (a)	362	51,201
Domino's Pizza, Inc.	134	46,418
Five Below, Inc. (a)	198	35,020
Hilton Worldwide Holdings Inc.	604	76,321
Lululemon Athletica Canada Inc. (a)	33	10,573
MGM Resorts International	1,866	62,567
On Holding AG - Class A (a)	267	4,582
O'Reilly Automotive, Inc. (a)	53	44,734
Rivian Automotive, Inc. - Class A (a)	400	7,372
Ross Stores, Inc.	237	27,509
Vail Resorts, Inc.	98	23,358
Yum! Brands, Inc.	137	17,547
		647,080
Financials 6.5%
Assurant, Inc.	396	49,524
AXIS Capital Holdings Limited	648	35,102
Cboe Global Markets, Inc.	125	15,684
Intercontinental Exchange, Inc.	362	37,138
K.K.R. Co., Inc. - Class A	1,179	54,729
MarketAxess Holdings Inc.	180	50,200
Raymond James Financial, Inc.	185	19,767
Tradeweb Markets Inc. - Class A	651	42,269
Zurich American Corporation	213	10,480
		314,893
Materials 5.5%
Avery Dennison Corporation	345	62,445
Ball Corporation	1,353	69,192
Martin Marietta Materials, Inc.	159	53,737
RPM International Inc.	362	35,277
Sealed Air Corporation	965	48,134
		268,785
Communication Services 2.7%
Liberty Media Corporation - Series C (a)	850	50,813
Match Group, Inc. (a)	222	9,211
Spotify Technology S.A. (a)	249	19,659
The Trade Desk, Inc. - Class A (a)	1,173	52,586
		132,269
Energy 2.6%
Cheniere Energy, Inc.	216	32,391
Coterra Energy Inc.	823	20,221
Devon Energy Corporation	272	16,731
Pioneer Natural Resources Company	253	57,783
		127,126
Consumer Staples 2.4%
Casey's General Stores, Inc.	223	50,030
Reynolds Consumer Products Inc.	765	22,935
The Boston Beer Company, Inc. - Class A (a)	65	21,419
Treehouse Foods, Inc. (a)	501	24,739
		119,123
Total Common Stocks (cost $3,813,250)		4,701,024
SHORT TERM INVESTMENTS 3.9%
Investment Companies 3.9%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	1,645	1,645

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
T. Rowe Price Government Reserve Fund, 4.25% (c) (d)	188,148	188,148
Total Short Term Investments (cost $189,793)		189,793
Total Investments 100.0% (cost $4,003,043)		4,890,817
Other Assets and Liabilities, Net 0.0%		310
Total Net Assets 100.0%		4,891,127

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Mid-Cap Growth Fund
Assets - Securities
Common Stocks	4,701,024	—	—	4,701,024
Short Term Investments	189,793	—	—	189,793
	4,890,817	—	—	4,890,817

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Short-Term Bond Fund
CORPORATE BONDS AND NOTES 46.7%
Financials 16.9%
AerCap Ireland Capital Designated Activity Company
4.13%, 07/03/23	2,960	2,934
4.50%, 09/15/23	2,120	2,101
4.88%, 01/16/24	2,440	2,417
3.15%, 02/15/24	870	842
1.65%, 10/29/24	3,165	2,923
American Express Company
3.38%, 05/03/24	2,945	2,886
American International Group, Inc.
2.50%, 06/30/25	1,920	1,808
Avolon Holdings Funding Limited
3.95%, 07/01/24 (a)	690	661
2.88%, 02/15/25 (a)	1,805	1,665
2.13%, 02/21/26 (a)	2,835	2,440
Banco Bilbao Vizcaya Argentaria, S.A.
0.88%, 09/18/23 (b)	4,200	4,067
Banco Del Estado De Chile
2.70%, 01/09/25 (a)	1,180	1,119
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico
5.38%, 04/17/25 (c)	3,500	3,465
Banco Santander, S.A.
3.50%, 03/24/25 (b)	2,600	2,508
Bank of America Corporation
0.81%, 10/24/24	1,465	1,404
1.84%, 02/04/25	1,830	1,753
0.98%, 04/22/25	2,665	2,498
3.84%, 04/25/25	1,535	1,498
3.38%, 04/02/26	2,260	2,161
1.73%, 07/22/27	1,885	1,652
Bank of Ireland Group Public Limited Company
4.50%, 11/25/23 (a)	7,155	7,057
Bank of Montreal
4.25%, 09/14/24 (b)	1,695	1,672
3.70%, 06/07/25 (b)	9,690	9,391
Banque Federative du Credit Mutuel
0.65%, 02/27/24 (a)	2,390	2,263
1.00%, 02/04/25 (a)	2,780	2,540
Barclays PLC
4.34%, 05/16/24 (b)	1,650	1,638
1.01%, 12/10/24	2,165	2,061
5.30%, 08/09/26 (b)	1,810	1,789
7.33%, 11/02/26 (b)	1,680	1,739
BPCE
5.70%, 10/22/23 (a)	6,595	6,578
Brighthouse Financial, Inc.
0.60%, 06/28/23 (a)	2,115	2,072
1.00%, 04/12/24 (a)	2,150	2,022
Canadian Imperial Bank of Commerce
3.95%, 08/04/25 (b)	2,615	2,554
Capital One Financial Corporation
3.20%, 01/30/23	1,540	1,538
3.50%, 06/15/23	1,125	1,118
3.90%, 01/29/24	1,295	1,279
2.64%, 03/03/26	2,305	2,157
4.99%, 07/24/26	2,000	1,962
Citigroup Inc.
0.98%, 05/01/25	2,205	2,064
4.14%, 05/24/25	2,040	2,009
3.11%, 04/08/26	2,055	1,944
CNO Global Funding
1.65%, 01/06/25 (a)	3,055	2,833
1.75%, 10/07/26 (a)	2,515	2,213
Corebridge Financial, Inc.
3.50%, 04/04/25 (a)	1,650	1,582
Credit Agricole SA
5.34%, (3 Month USD LIBOR + 1.02%), 04/24/23 (a) (b) (d)	1,605	1,605
Credit Suisse AG
1.00%, 05/05/23	3,145	3,079
Credit Suisse Group AG
6.37%, 07/15/26 (a) (b)	2,570	2,405
Danske Bank A/S
5.38%, 01/12/24 (a)	2,390	2,379
1.23%, 06/22/24 (a)	3,110	2,895
3.77%, 03/28/25 (a)	1,480	1,432
Equitable Financial Life Global Funding
0.50%, 11/17/23 (a)	3,360	3,223
1.10%, 11/12/24 (a)	2,070	1,916
Equitable Holdings, Inc.
3.90%, 04/20/23	1,205	1,202
Fifth Third Bank, National Association
5.85%, 10/27/25	3,230	3,264
First American Financial Corporation
4.60%, 11/15/24	1,715	1,688
HSBC Holdings PLC
1.16%, 11/22/24 (b)	1,725	1,642
1.65%, 04/18/26 (b)	3,965	3,580
JPMorgan Chase & Co.
0.82%, 06/01/25	2,435	2,273
3.85%, 06/14/25	2,000	1,957
2.08%, 04/22/26	3,900	3,618
4.08%, 04/26/26	1,935	1,881
4.65%, (SOFR + 0.89%), 04/22/27 (d)	1,540	1,494
KeyCorp
3.88%, 05/23/25	850	832
LeasePlan Corporation N.V.
2.88%, 10/24/24 (a)	2,670	2,507
Lloyds Banking Group PLC
4.50%, 11/04/24 (b)	965	943
LSEGA Financing PLC
0.65%, 04/06/24 (a)	3,520	3,306
Marsh & Mclennan Companies, Inc.
3.88%, 03/15/24	1,905	1,878
Mitsubishi UFJ Financial Group Inc
0.95%, 07/19/25	4,130	3,841
5.06%, 09/12/25	1,660	1,649
Moody's Corporation
3.75%, 03/24/25	2,275	2,215
Morgan Stanley
4.43%, (SOFR + 0.47%), 11/10/23 (d)	3,035	3,023
0.53%, 01/25/24	1,815	1,806
0.73%, 04/05/24	2,500	2,464
3.62%, 04/17/25	2,120	2,068
2.63%, 02/18/26	2,170	2,040
6.14%, 10/16/26	2,325	2,375
NatWest Markets PLC
2.38%, 05/21/23 (a)	2,935	2,899
0.80%, 08/12/24 (a)	1,695	1,573
3.48%, 03/22/25 (a)	1,220	1,168
Nordea Bank Abp
3.60%, 06/06/25 (a)	7,000	6,749
Northwestern Mutual Global Funding
4.35%, 09/15/27 (a)	2,005	1,953
Principal Life Global Funding II
0.75%, 04/12/24 (a)	1,500	1,415
QNB Finance Ltd
3.50%, 03/28/24 (c)	2,700	2,632
2.63%, 05/12/25 (c)	1,500	1,415
S&P Global Inc.
2.45%, 03/01/27 (a)	4,405	4,024
Santander Holdings USA, Inc.
2.49%, 01/06/28	1,660	1,428
Skandinaviska Enskilda Banken AB
3.70%, 06/09/25 (a)	8,355	8,062
Societe Generale
2.63%, 10/16/24 (a)	315	298
Standard Chartered PLC
3.95%, 01/11/23 (a)	3,470	3,468
3.89%, 03/15/24 (a)	370	368
0.99%, 01/12/25 (a)	1,040	980
1.21%, 03/23/25 (a)	200	188
1.82%, 11/23/25 (a)	1,085	992

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Svenska Handelsbanken AB
0.55%, 06/11/24 (a)	1,815	1,701
1.42%, 06/11/27 (a)	1,755	1,538
Swedbank AB
1.30%, 06/02/23 (a)	2,290	2,256
0.60%, 09/25/23 (a)	2,620	2,540
Synchrony Financial
4.25%, 08/15/24	4,690	4,587
The Bank of New York Mellon Corporation
4.41%, 07/24/26	2,210	2,178
The Charles Schwab Corporation
4.20%, 03/24/25	2,365	2,341
2.45%, 03/03/27	4,315	3,944
The Goldman Sachs Group, Inc.
0.67%, 03/08/24	1,225	1,210
0.66%, 09/10/24	1,995	1,920
0.93%, 10/21/24	1,285	1,234
1.76%, 01/24/25	1,720	1,646
3.50%, 04/01/25	2,495	2,401
4.48%, 08/23/28	2,015	1,927
The PNC Financial Services Group, Inc.
5.67%, 10/28/25	3,130	3,168
The Toronto-Dominion Bank
3.77%, 06/06/25 (b)	8,000	7,764
Toyota Motor Credit Corporation
3.95%, 06/30/25	3,830	3,757
5.40%, 11/10/25	2,590	2,630
Truist Financial Corporation
4.53%, (SOFR + 0.40%), 06/09/25 (d)	1,795	1,756
U.S. Bancorp
5.73%, 10/21/26	1,390	1,417
4.55%, 07/22/28	3,495	3,424
UBS Group AG
1.01%, 07/30/24 (a) (b)	3,505	3,406
4.49%, 08/05/25 (a) (b)	2,915	2,864
4.49%, 05/12/26 (a)	695	676
1.49%, 08/10/27 (a) (b)	905	779
Wells Fargo & Company
1.65%, 06/02/24	1,850	1,821
3.91%, 04/25/26	2,230	2,166
2.19%, 04/30/26	1,780	1,657
4.54%, 08/15/26	2,530	2,481
3.53%, 03/24/28	1,450	1,344
Westpac Banking Corporation
5.35%, 10/18/24	5,380	5,417
		296,919
Consumer Discretionary 4.5%
7-Eleven, Inc.
0.63%, 02/10/23 (a)	920	915
0.80%, 02/10/24 (a)	1,490	1,417
Aptiv PLC
2.40%, 02/18/25	2,500	2,358
AutoZone, Inc.
3.13%, 04/18/24	3,930	3,827
3.63%, 04/15/25	1,020	988
Brunswick Corporation
0.85%, 08/18/24	2,855	2,638
Daimler Trucks Finance North America LLC
1.63%, 12/13/24 (a)	2,365	2,199
General Motors Company
4.88%, 10/02/23	1,860	1,859
General Motors Financial Company, Inc.
2.90%, 02/26/25	4,445	4,219
Genuine Parts Company
1.75%, 02/01/25	890	831
Hasbro, Inc.
3.00%, 11/19/24 (e)	4,130	3,968
Hyatt Hotels Corporation
1.30%, 10/01/23 (e)	1,365	1,324
Hyundai Capital America
2.38%, 02/10/23 (a)	4,275	4,262
0.80%, 01/08/24 (a)	1,810	1,724
0.88%, 06/14/24 (a)	1,685	1,573
1.00%, 09/17/24 (a)	1,065	980
Hyundai Capital Services, Inc.
2.13%, 04/24/25 (a)	830	760
Lowe`s Companies, Inc.
4.40%, 09/08/25	2,850	2,812
3.35%, 04/01/27	680	639
Magallanes, Inc.
3.76%, 03/15/27 (a)	6,090	5,496
Marriott International, Inc.
3.13%, 02/15/23	800	798
3.60%, 04/15/24	4,495	4,404
Mercedes-Benz Finance North America LLC
1.75%, 03/10/23 (a)	3,440	3,420
Nissan Motor Acceptance Corporation
3.88%, 09/21/23 (a)	2,150	2,114
Nissan Motor Co., Ltd.
3.04%, 09/15/23 (a)	3,815	3,735
Nordstrom, Inc.
2.30%, 04/08/24	390	365
QVC, Inc.
4.85%, 04/01/24	3,375	3,134
Ross Stores, Inc.
3.38%, 09/15/24	1,225	1,184
4.60%, 04/15/25	4,860	4,823
0.88%, 04/15/26	1,360	1,196
Stellantis Finance US Inc.
1.71%, 01/29/27 (a)	1,630	1,401
Volkswagen Group of America, Inc.
3.13%, 05/12/23 (a)	705	700
0.88%, 11/22/23 (a)	1,655	1,589
3.95%, 06/06/25 (a)	4,965	4,807
		78,459
Health Care 4.0%
AbbVie Inc.
2.60%, 11/21/24	6,035	5,778
3.20%, 05/14/26	395	374
2.95%, 11/21/26	4,415	4,110
Aetna Inc.
2.80%, 06/15/23	1,245	1,232
AmerisourceBergen Corporation
0.74%, 03/15/23	2,121	2,104
Bayer US Finance II LLC
3.88%, 12/15/23 (a)	3,865	3,826
Becton, Dickinson and Company
3.36%, 06/06/24	4,339	4,240
3.73%, 12/15/24	724	706
Cardinal Health, Inc.
3.20%, 03/15/23	1,770	1,764
3.08%, 06/15/24	1,445	1,404
3.50%, 11/15/24	2,425	2,356
CVS Health Corporation
2.88%, 06/01/26	1,055	986
3.00%, 08/15/26	890	831
Elevance Health, Inc.
5.35%, 10/15/25	795	804
HCA Inc.
3.13%, 03/15/27 (a)	2,280	2,074
Health Care Service Corporation, A Mutual Legal Reserve Company
1.50%, 06/01/25 (a)	3,585	3,295
Humana Inc.
0.65%, 08/03/23	1,345	1,312
3.85%, 10/01/24	3,000	2,942
4.50%, 04/01/25	2,190	2,165
1.35%, 02/03/27	675	583
5.75%, 03/01/28	810	828
PeaceHealth
1.38%, 11/15/25	470	421
PerkinElmer, Inc.
0.55%, 09/15/23	1,625	1,574
0.85%, 09/15/24	6,205	5,758
Perrigo Finance Unlimited Company
3.90%, 12/15/24	7,165	6,753
Royalty Pharma PLC
0.75%, 09/02/23	1,895	1,844

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Shire Acquisitions Investments Ireland Designated Activity Company
2.88%, 09/23/23	1,076	1,061
UnitedHealth Group Incorporated
5.15%, 10/15/25	2,310	2,338
3.70%, 05/15/27	2,240	2,167
5.25%, 02/15/28	1,660	1,699
Viatris Inc.
1.65%, 06/22/25	1,110	1,006
Zoetis Inc.
5.40%, 11/14/25	2,040	2,080
		70,415
Energy 3.7%
Aker BP ASA
3.00%, 01/15/25 (a)	3,285	3,113
APT Pipelines Limited
4.20%, 03/23/25 (a)	5,101	4,924
Canadian Natural Resources Limited
3.80%, 04/15/24	1,605	1,576
2.05%, 07/15/25	3,310	3,081
Cheniere Corpus Christi Holdings, LLC
7.00%, 06/30/24	5,410	5,506
5.88%, 03/31/25	3,160	3,178
Devon Energy Corporation
8.25%, 08/01/23	1,180	1,206
Enbridge Inc.
4.38%, (SOFR + 0.40%), 02/17/23 (d)	955	955
4.00%, 10/01/23	4,065	4,022
2.50%, 01/15/25 - 02/14/25	4,070	3,848
Energy Transfer LP
4.25%, 03/15/23	4,050	4,041
4.20%, 09/15/23	575	570
5.88%, 01/15/24	4,795	4,807
4.90%, 02/01/24	1,885	1,869
2.90%, 05/15/25	480	452
Eni S.p.A.
4.00%, 09/12/23 (a)	3,950	3,890
EOG Resources, Inc.
2.63%, 03/15/23	594	591
Equinor ASA
2.88%, 04/06/25	3,880	3,720
Gray Oak Pipeline, LLC
2.00%, 09/15/23 (a)	1,270	1,235
2.60%, 10/15/25 (a)	940	852
Pioneer Natural Resources Company
0.55%, 05/15/23	1,540	1,514
Plains All American Pipeline, L.P.
2.85%, 01/31/23	3,233	3,228
Sabine Pass Liquefaction, LLC
5.75%, 05/15/24	2,585	2,588
5.63%, 03/01/25	2,495	2,499
Schlumberger Canada Limited
1.40%, 09/17/25	695	636
Sunoco Logistics Partners Operations L.P.
3.45%, 01/15/23	225	225
4.25%, 04/01/24	785	770
Williams Partners L.P.
4.30%, 03/04/24	635	626
		65,522
Utilities 3.1%
Alexander Funding Trust
1.84%, 11/15/23 (a)	2,220	2,106
DTE Energy Company
4.22%, 11/01/24 (f)	2,405	2,367
Edison International
2.95%, 03/15/23	1,400	1,394
Enel Finance International N.V.
2.65%, 09/10/24 (a)	3,310	3,170
6.80%, 10/14/25 (a)	400	412
1.38%, 07/12/26 (a)	2,750	2,383
Eversource Energy
4.20%, 06/27/24	3,440	3,401
Korea Electric Power Corp
5.38%, 04/06/26 (a)	4,300	4,326
Korea Hydro & Nuclear Power Co., Ltd
1.25%, 04/27/26 (a)	3,519	3,102
4.25%, 07/27/27 (a)	1,120	1,076
NextEra Energy Capital Holdings, Inc.
4.45%, 06/20/25	3,070	3,036
1.88%, 01/15/27	2,770	2,453
NRG Energy, Inc.
3.75%, 06/15/24 (a)	1,420	1,368
Pacific Gas And Electric Company
3.50%, 06/15/25	2,405	2,273
Sempra Energy
3.30%, 04/01/25	1,505	1,444
Southern California Gas Company
2.95%, 04/15/27	1,625	1,502
Tenaga Nasional Berhad
7.50%, 11/01/25 (c)	2,800	2,916
The AES Corporation
3.30%, 07/15/25 (a)	1,640	1,549
The Israel Electric Corporation Ltd.
5.00%, 11/12/24 (a)	2,440	2,407
Vistra Operations Company LLC
3.55%, 07/15/24 (a)	10,980	10,537
5.13%, 05/13/25 (a)	2,260	2,212
		55,434
Information Technology 3.1%
Amphenol Corporation
2.05%, 03/01/25	1,695	1,591
CDW Finance Corporation
5.50%, 12/01/24	765	763
Fidelity National Information Services, Inc.
0.38%, 03/01/23	3,000	2,976
0.60%, 03/01/24	1,440	1,363
4.50%, 07/15/25	1,320	1,296
Fiserv, Inc.
3.80%, 10/01/23 (e)	920	912
2.75%, 07/01/24	5,115	4,934
3.85%, 06/01/25 (e)	1,406	1,364
Fortinet, Inc.
1.00%, 03/15/26	1,745	1,526
HCL America Inc.
1.38%, 03/10/26 (a)	4,600	4,065
Marvell Technology, Inc.
4.20%, 06/22/23	2,410	2,404
Microchip Technology Incorporated
2.67%, 09/01/23	2,205	2,161
0.97%, 02/15/24	3,180	3,023
0.98%, 09/01/24	2,465	2,286
NXP B.V.
4.88%, 03/01/24	2,578	2,559
2.70%, 05/01/25	1,950	1,833
3.88%, 06/18/26	1,355	1,290
4.40%, 06/01/27	295	283
Oracle Corporation
2.50%, 04/01/25	5,485	5,169
5.80%, 11/10/25	1,370	1,399
Qorvo, Inc.
1.75%, 12/15/24 (a)	1,120	1,029
Roper Technologies, Inc.
3.65%, 09/15/23	700	693
2.35%, 09/15/24	825	789
1.00%, 09/15/25	685	614
Skyworks Solutions, Inc.
0.90%, 06/01/23	775	764
The Western Union Company
2.85%, 01/10/25 (e)	5,004	4,771
VMware, Inc.
0.60%, 08/15/23	1,620	1,578
Workday, Inc.
3.50%, 04/01/27	975	912
		54,347
Communication Services 2.9%
Charter Communications Operating, LLC
4.91%, 07/23/25	9,010	8,831

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Comcast Corporation
5.25%, 11/07/25	985	998
Cox Communications, Inc.
3.15%, 08/15/24 (a)	4,429	4,270
KT Corp
4.00%, 08/08/25 (a)	3,095	2,988
NBN Co Limited
1.45%, 05/05/26 (a)	4,440	3,925
NTT Finance Corporation
4.14%, 07/26/24 (a)	855	841
4.24%, 07/25/25 (a)	755	741
PCCW-HKT Capital No. 2 Limited
3.63%, 04/02/25 (c)	4,100	3,924
Rogers Communications Inc.
3.20%, 03/15/27 (a)	2,725	2,521
SES
3.60%, 04/04/23 (a)	1,940	1,930
Sky Limited
3.75%, 09/16/24 (a)	7,100	6,933
Take-Two Interactive Software, Inc.
3.30%, 03/28/24	1,755	1,714
3.55%, 04/14/25	590	567
T-Mobile USA, Inc.
3.50%, 04/15/25	2,330	2,242
Verizon Communications Inc.
0.85%, 11/20/25	2,560	2,286
1.45%, 03/20/26	3,000	2,695
2.63%, 08/15/26	3,330	3,076
		50,482
Materials 2.4%
Amcor Flexibles North America, Inc.
4.00%, 05/17/25	1,505	1,464
Anglo American Capital PLC
3.63%, 09/11/24 (a)	3,000	2,905
ArcelorMittal
3.60%, 07/16/24	920	892
Celanese US Holdings LLC
5.90%, 07/05/24 (e)	4,325	4,323
6.05%, 03/15/25 (e)	5,345	5,330
Celulosa Arauco y Constitucion S.A.
4.50%, 08/01/24	1,530	1,508
Ecolab Inc.
1.65%, 02/01/27	880	780
5.25%, 01/15/28	2,840	2,895
LG Chem, Ltd.
3.25%, 10/15/24 (c)	3,400	3,270
LYB International Finance III, LLC
1.25%, 10/01/25	1,717	1,535
Martin Marietta Materials, Inc.
0.65%, 07/15/23	1,015	989
4.25%, 07/02/24	4,915	4,851
Nucor Corporation
3.95%, 05/23/25	1,005	983
2.00%, 06/01/25	695	647
POSCO Holdings Inc.
2.38%, 01/17/23 (a)	3,435	3,431
4.38%, 08/04/25 (c)	900	867
Steel Dynamics, Inc.
2.80%, 12/15/24	2,571	2,445
The Sherwin-Williams Company
4.05%, 08/08/24	675	667
3.45%, 08/01/25	1,915	1,842
4.25%, 08/08/25	1,010	994
Westlake Corporation
0.88%, 08/15/24	425	395
		43,013
Consumer Staples 2.2%
Anheuser-Busch Companies, LLC
3.65%, 02/01/26	1,530	1,474
B.A.T. International Finance P.L.C.
1.67%, 03/25/26	2,150	1,904
4.45%, 03/16/28	3,955	3,661
Coca-Cola Europacific Partners PLC
0.80%, 05/03/24 (a)	6,635	6,237
Constellation Brands, Inc.
3.60%, 05/09/24	1,820	1,783
CSL Finance PLC
3.85%, 04/27/27 (a)	730	698
Diageo Capital PLC
1.38%, 09/29/25	1,345	1,233
5.20%, 10/24/25	1,600	1,615
HPHT Finance (19) Limited
2.88%, 11/05/24 (c)	2,957	2,816
HPHT Limited
1.50%, 09/17/26 (c)	2,400	2,097
Imperial Brands Finance PLC
3.13%, 07/26/24 (a) (e)	5,020	4,800
4.25%, 07/21/25 (a) (e)	1,130	1,079
JDE Peet's N.V.
0.80%, 09/24/24 (a)	1,260	1,152
Mondelez International Holdings Netherlands B.V.
4.25%, 09/15/25 (a)	1,850	1,809
Mondelez International, Inc.
2.63%, 03/17/27	1,625	1,474
Philip Morris International Inc.
5.13%, 11/15/24	2,685	2,687
5.00%, 11/17/25	1,320	1,327
RELX Capital Inc.
3.50%, 03/16/23	1,380	1,375
		39,221
Industrials 2.1%
Air Lease Corporation
2.25%, 01/15/23	1,680	1,678
Canadian Pacific Railway Limited
1.35%, 12/02/24	2,945	2,748
1.75%, 12/02/26	1,290	1,150
Carrier Global Corporation
2.24%, 02/15/25	483	455
DAE Funding LLC
1.55%, 08/01/24 (a)	1,185	1,104
Equifax Inc.
3.95%, 06/15/23	440	437
GATX Corporation
3.90%, 03/30/23	750	747
4.35%, 02/15/24	4,215	4,158
3.25%, 03/30/25	1,250	1,190
Kansas City Southern
3.00%, 05/15/23	2,280	2,267
NTT Finance Corporation
0.58%, 03/01/24 (a)	1,245	1,181
Otis Worldwide Corporation
2.06%, 04/05/25	2,010	1,882
Park Aerospace Holdings Limited
4.50%, 03/15/23 (a)	1,810	1,805
5.50%, 02/15/24 (a)	861	850
Parker-Hannifin Corporation
3.65%, 06/15/24	3,765	3,685
Penske Truck Leasing Co., L.P.
3.45%, 07/01/24 (a)	3,465	3,347
Republic Services, Inc.
2.50%, 08/15/24	1,975	1,893
0.88%, 11/15/25	863	771
SMBC Aviation Capital Finance Designated Activity Company
4.13%, 07/15/23 (a)	976	966
3.55%, 04/15/24 (a)	1,810	1,751
Triton Container International Limited
0.80%, 08/01/23 (a)	3,260	3,168
		37,233
Real Estate 1.8%
American Tower Corporation
2.40%, 03/15/25	1,425	1,341
Brixmor Operating Partnership LP
3.65%, 06/15/24	4,307	4,179
Crown Castle Inc.
3.15%, 07/15/23	1,295	1,279
3.20%, 09/01/24	835	807
1.05%, 07/15/26	2,800	2,420

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
2.90%, 03/15/27	1,910	1,739
Essex Portfolio, L.P.
3.88%, 05/01/24	1,890	1,849
Kilroy Realty, L.P.
3.45%, 12/15/24	1,250	1,195
4.38%, 10/01/25	1,505	1,457
Public Storage, Inc.
4.24%, (SOFR + 0.47%), 04/23/24 (d)	1,235	1,227
Realty Income Corporation
3.88%, 04/15/25	2,000	1,956
Simon Property Group, L.P.
2.00%, 09/13/24	1,030	979
3.38%, 10/01/24	1,980	1,924
W.P. Carey Inc.
4.60%, 04/01/24	4,210	4,172
Weingarten Realty Investors
4.45%, 01/15/24	5,000	4,942
		31,466
Total Corporate Bonds And Notes (cost $857,838)		822,511
GOVERNMENT AND AGENCY OBLIGATIONS 26.1%
U.S. Treasury Note 21.2%
Treasury, United States Department of
2.50%, 05/31/24	3,055	2,963
3.00%, 07/31/24	8,500	8,289
3.25%, 08/31/24 (g)	34,405	33,695
4.38%, 10/31/24	85,095	84,842
4.50%, 11/30/24 - 11/15/25	82,575	82,876
1.75%, 03/15/25	59,565	56,261
2.75%, 05/15/25	99,025	95,435
4.00%, 12/15/25	8,665	8,611
		372,972
Mortgage-Backed Securities 3.3%
Federal Home Loan Mortgage Corporation
5.00%, 12/01/23 - 12/01/41	345	349
4.00%, (1 Year USD LIBOR + 1.75%), 09/01/33 (d)	4	4
4.23%, (1 Year Treasury + 2.17%), 09/01/33 (d)	11	11
6.00%, 09/01/34 - 11/01/37	317	330
4.21%, (1 Year Treasury + 2.11%), 10/01/34 (d)	7	7
3.00%, 11/01/34	208	197
4.14%, (1 Year USD LIBOR + 1.89%), 11/01/34 (d)	6	6
4.15%, (1 Year USD LIBOR + 1.90%), 11/01/34 (d)	5	5
4.38%, (1 Year Treasury + 2.25%), 11/01/34 (d)	13	13
1.94%, (1 Year USD LIBOR + 1.68%), 01/01/35 (d)	4	4
2.03%, (1 Year USD LIBOR + 1.68%), 02/01/35 (d)	4	4
2.05%, (1 Year USD LIBOR + 1.63%), 02/01/35 (d)	8	8
2.05%, (1 Year USD LIBOR + 1.62%), 02/01/35 (d)	3	3
2.23%, (1 Year USD LIBOR + 1.90%), 02/01/35 (d)	7	7
2.49%, (1 Year Treasury + 2.11%), 02/01/35 (d)	10	10
2.63%, (1 Year Treasury + 2.25%), 02/01/35 (d)	10	10
3.68%, (1 Year USD LIBOR + 1.75%), 06/01/35 (d)	96	96
4.49%, (1 Year Treasury + 2.37%), 09/01/35 (d)	182	185
3.63%, (1 Year USD LIBOR + 1.68%), 10/01/35 (d)	23	23
3.98%, (1 Year USD LIBOR + 1.73%), 11/01/35 (d)	40	40
2.13%, (1 Year USD LIBOR + 1.60%), 03/01/36 (d)	46	46
4.50%, 09/01/37	622	619
7.50%, 06/01/38	210	223
7.00%, 03/01/39	223	236
4.00%, 12/01/49 - 10/01/52	1,518	1,435
2.50%, 01/01/52	2,802	2,391
Federal National Mortgage Association, Inc.
5.00%, 05/01/23 - 08/01/52	2,143	2,152
5.50%, 01/01/24 - 12/01/39	3,013	3,097
3.50%, 11/01/26 - 01/01/52	3,896	3,604
3.00%, 09/01/28 - 06/01/52	5,187	4,718
6.50%, 07/01/32 - 12/01/32	163	171
2.32%, (1 Year USD LIBOR + 1.62%), 03/01/33 (d)	1	1
3.03%, (6 Month USD LIBOR + 1.41%), 06/01/33 (d)	4	4
3.18%, (1 Year Treasury + 2.18%), 06/01/33 (d)	52	53
3.13%, (1 Year Treasury + 2.13%), 07/01/33 (d)	2	2
3.71%, (1 Year Treasury + 2.22%), 12/01/33 (d)	65	66
6.00%, 03/01/34 - 02/01/49	2,382	2,479
3.49%, (1 Year Treasury + 2.30%), 04/01/34 (d)	1	1
3.83%, (1 Year USD LIBOR + 1.58%), 10/01/34 (d)	3	3
3.60%, (1 Year USD LIBOR + 1.35%), 11/01/34 (d)	1	1
3.92%, (1 Year USD LIBOR + 1.67%), 11/01/34 (d)	11	11
4.03%, (1 Year Treasury + 2.36%), 11/01/34 (d)	62	63
2.60%, (1 Year USD LIBOR + 1.68%), 12/01/34 (d)	6	6
1.89%, (1 Year USD LIBOR + 1.51%), 01/01/35 (d)	12	12
1.93%, (1 Year USD LIBOR + 1.56%), 01/01/35 (d)	8	8
1.97%, (1 Year USD LIBOR + 1.60%), 01/01/35 (d)	9	9
2.52%, (1 Year USD LIBOR + 1.63%), 01/01/35 (d)	3	3
1.96%, (1 Year USD LIBOR + 1.64%), 02/01/35 (d)	5	5
2.84%, (1 Year Treasury + 2.20%), 02/01/35 (d)	12	12
2.06%, (1 Year USD LIBOR + 1.36%), 03/01/35 (d)	7	7
1.95%, (1 Year Treasury + 1.82%), 04/01/35 (d)	59	59
2.55%, (1 Year USD LIBOR + 1.81%), 04/01/35 (d)	14	14
3.36%, (1 Year USD LIBOR + 1.99%), 04/01/35 (d)	73	74
2.23%, (1 Year USD LIBOR + 1.41%), 05/01/35 (d)	25	25
2.60%, (1 Year USD LIBOR + 1.60%), 05/01/35 (d)	10	10
2.95%, (1 Year USD LIBOR + 1.43%), 05/01/35 (d)	63	63
3.62%, (1 Year Treasury + 2.30%), 06/01/35 (d)	73	74
3.94%, (1 Year USD LIBOR + 1.69%), 06/01/35 (d)	46	47
3.55%, (1 Year USD LIBOR + 1.83%), 07/01/35 (d)	27	27
2.65%, (6 Month USD LIBOR + 1.37%), 08/01/35 (d)	104	103
3.37%, (1 Year USD LIBOR + 1.60%), 08/01/35 (d)	52	52
3.94%, (1 Year USD LIBOR + 1.69%), 11/01/35 (d)	11	11
1.94%, (1 Year USD LIBOR + 1.69%), 02/01/36 (d)	34	34
2.30%, (1 Year Treasury + 2.05%), 02/01/36 (d)	65	66
2.49%, (1 Year USD LIBOR + 1.74%), 03/01/36 (d)	32	32
4.50%, 09/01/39 - 08/01/52	9,857	9,584
4.00%, 08/01/43 - 09/01/52	4,963	4,680
2.00%, 10/01/50	636	523
2.50%, 01/01/52	2,822	2,396

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Government National Mortgage Association
5.00%, 12/20/34 - 02/20/48	1,051	1,059
6.00%, 07/15/36	439	454
4.50%, 09/20/40 - 10/20/52	3,582	3,482
3.50%, 03/20/43 - 10/20/52	3,076	2,844
5.50%, 09/15/45 - 11/20/52	2,171	2,206
4.00%, 09/20/45 - 10/20/52	2,086	1,989
3.00%, 09/20/47 - 09/20/49	1,810	1,633
TBA, 5.50%, 01/15/53 (h)	1,667	1,675
TBA, 6.50%, 01/15/53 (h)	2,535	2,592
		58,558
Collateralized Mortgage Obligations 1.5%
Connecticut Avenue Securities Trust 2021-R01
Series 2022-1M1-R01, REMIC, 4.93%, (SOFR 30-Day Average + 1.00%), 12/26/41 (d)	2,220	2,190
Connecticut Avenue Securities Trust 2022-R03
Series 2022-1M1-R03, REMIC, 6.03%, (SOFR 30-Day Average + 2.10%), 03/25/42 (d)	1,795	1,784
Connecticut Avenue Securities Trust 2022-R07
Series 2022-1M1-R07, REMIC, 6.88%, (SOFR 30-Day Average + 2.95%), 06/25/42 (d)	2,227	2,247
Connecticut Avenue Securities Trust 2022-R08
Series 2022-1M1-R08, REMIC, 6.48%, (SOFR 30-Day Average + 2.55%), 07/25/42 (d)	961	964
Federal Home Loan Mortgage Corporation
Series 2014-M3-DN3, 8.39%, (1 Month USD LIBOR + 4.00%), 08/26/24 (d)	245	247
Series 2021-M1-HQA1, REMIC, 4.63%, (SOFR 30-Day Average + 0.70%), 08/25/33 (d)	194	193
Series 2021-M1-DNA2, REMIC, 4.73%, (SOFR 30-Day Average + 0.80%), 08/25/33 (d)	174	173
Series PA-3713, REMIC, 2.00%, 02/15/40	455	443
Series 2021-M2-DNA7, REMIC, 5.73%, (SOFR 30-Day Average + 1.80%), 11/25/41 (d)	895	841
Series 2022-M1A-HQA1, REMIC, 6.03%, (SOFR 30-Day Average + 2.10%), 03/25/42 (d)	2,001	1,992
Series 2022-M1A-DNA3, REMIC, 5.93%, (SOFR 30-Day Average + 2.00%), 04/25/42 (d)	1,755	1,751
Series 2022-M1A-DNA4, REMIC, 6.13%, (SOFR 30-Day Average + 2.20%), 05/27/42 (d)	2,452	2,451
Series 2022-M1A-DNA5, REMIC, 6.88%, (SOFR 30-Day Average + 2.95%), 06/25/42 (d)	2,775	2,806
Series 2022-M1A-HQA2, REMIC, 6.58%, (SOFR 30-Day Average + 2.65%), 07/25/42 (d)	1,012	1,017
Series 2022-M1A-HQA3, REMIC, 6.23%, (SOFR 30-Day Average + 2.30%), 08/25/42 (d)	1,321	1,320
Series 2022-M1A-DNA6, REMIC, 6.08%, (SOFR 30-Day Average + 2.15%), 09/25/42 (d)	922	922
Series 2017-M1-SC02, REMIC, 3.86%, 05/25/47 (d)	133	129
Federal National Mortgage Association, Inc.
Series 2017-1M2-C01, 7.94%, (1 Month USD LIBOR + 3.55%), 01/25/27 (d)	1,170	1,193
Series 2017-1ED3-C05, REMIC, 5.59%, (1 Month USD LIBOR + 1.20%), 01/25/30 (d)	48	48
Series 2022-1M1-R06, REMIC, 6.68%, (SOFR 30-Day Average + 2.75%), 05/27/42 (d)	2,125	2,151
Series 2017-KA-90, REMIC, 3.00%, 11/25/47	1,444	1,348
		26,210
Municipal 0.1%
Golden State Tobacco Securitization Corporation
1.71%, 06/01/24	1,770	1,684
Long Island Power Authority
0.76%, 03/01/23	725	720
		2,404
Total Government And Agency Obligations (cost $471,182)		460,144
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 26.1%
280 Park Avenue 2017-280P Mortgage Trust
Series 2017-A-280P, REMIC, 5.12%, (1 Month USD LIBOR + 0.88%), 09/15/34 (d) (f)	1,665	1,624
American Airlines, Inc.
Series 2017-B-2B, 3.70%, 10/15/25	1,115	991
Americredit Automobile Receivables Trust 2020-1
Series 2020-C-1, 1.59%, 10/18/25	1,350	1,300
Series 2020-D-1, 1.80%, 12/18/25	1,305	1,245
AmeriCredit Automobile Receivables Trust 2020-3
Series 2020-C-3, 1.06%, 09/18/24	1,230	1,166
AmeriCredit Automobile Receivables Trust 2021-1
Series 2021-C-1, 0.89%, 10/19/26	1,960	1,797
Series 2021-D-1, 1.21%, 12/18/26	1,215	1,081
AmeriCredit Automobile Receivables Trust 2021-2
Series 2021-D-2, 1.29%, 06/18/27	2,490	2,210
AmeriCredit Automobile Receivables Trust 2022-1
Series 2022-D-1, 3.23%, 02/18/28	1,465	1,366
Amur Equipment Finance Receivables VII LLC
Series 2019-B-1A, REMIC, 2.80%, 03/20/25	4,003	3,985
Angel Oak Mortgage Trust 2019-4
Series 2019-A3-4, REMIC, 3.30%, 08/25/23 (d)	55	54
Angel Oak Mortgage Trust 2020-5
Series 2020-A2-5, REMIC, 1.58%, 09/25/24	338	297
Angel Oak Mortgage Trust 2021-1
Series 2021-A1-1, REMIC, 0.91%, 02/25/25 (d)	1,543	1,256
Angel Oak Real Estate Investment TRS Trust II
Series 2021-A1-3, REMIC, 1.07%, 06/25/25 (d)	967	787
Applebee's Funding LLC
Series 2019-A2I-1A, 4.19%, 06/05/24	4,524	4,461
Arbor Realty Commercial Real Estate Notes 2021-FL3, Ltd.
Series 2021-A-FL3, 5.39%, (1 Month USD LIBOR + 1.07%), 08/15/34 (d)	2,640	2,500
Arbor Realty Commercial Real Estate Notes 2021-FL4, Ltd.
Series 2021-A-FL4, 5.67%, (1 Month USD LIBOR + 1.35%), 11/17/36 (d)	1,860	1,793
Avis Budget Rental Car Funding (AESOP) LLC
Series 2017-A-2A, 2.97%, 03/20/23	1,065	1,062
Series 2017-B-2A, 3.33%, 03/20/23	1,065	1,061
Series 2018-D-1A, 5.25%, 09/20/23	3,535	3,500
Series 2018-C-2A, 4.95%, 03/20/24	800	781
Series 2019-A-2A, 3.35%, 09/20/24	1,670	1,614
Series 2019-B-2A, 3.55%, 09/20/24	1,225	1,174
Series 2020-A-1A, 2.33%, 08/20/25	990	917
BAMLL Commercial Mortgage Securities Trust 2018-DSNY
Series 2018-A-DSNY, REMIC, 5.17%, (1 Month USD LIBOR + 0.85%), 09/15/34 (d)	3,090	3,032
Barclays Mortgage Loan Trust 2021-NQM1
Series 2021-A1-NQM1, REMIC, 1.75%, 09/25/51	2,321	1,962
Bayview MSR Opportunity Master Fund Trust 2021-INV2
Series 2021-A5-2, REMIC, 2.50%, 05/25/28	1,978	1,703
BCP Trust 2021-330N
Series 2021-A-330N, REMIC, 5.12%, (1 Month USD LIBOR + 0.80%), 06/15/23 (d)	1,250	1,184
BFLD Trust 2019-DPLO
Series 2019-B-DPLO, REMIC, 5.66%, (1 Month USD LIBOR + 1.34%), 10/15/24 (d)	4,770	4,639
BIG Commercial Mortgage Trust 2022-BIG
Series 2022-C-BIG, REMIC, 6.68%, (1 Month Term SOFR + 2.34%), 02/15/24 (d)	1,905	1,788
BINOM Securitization Trust 2021-INV1
Series 2021-A2-INV1, REMIC, 2.37%, 06/25/56 (d)	781	665
Series 2021-A3-INV1, REMIC, 2.63%, 06/25/56 (d)	802	671
Blackbird Capital Aircraft Lease Securitization Limited 2016-1
Series 2016-AA-1A, 2.49%, 12/15/24 (f)	809	756
BPR Trust 2021-TY
Series 2021-B-TY, REMIC, 5.47%, (1 Month USD LIBOR + 1.15%), 09/15/23 (d)	1,855	1,737
Bravo Residential Funding Trust 2021-NQM3
Series 2021-A1-NQM3, REMIC, 1.70%, 04/25/60 (d)	1,306	1,153
BRE Grand Islander Timeshare Issuer 2019-A LLC
Series 2019-A-A, 3.28%, 09/26/33	383	360

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
BSPRT 2022-FL8 Issuer, Ltd.
Series 2022-A-FL8, 5.31%, (SOFR 30-Day Average + 1.50%), 02/17/37 (d) (f)	3,250	3,140
BSREP Commercial Mortgage Trust 2021-DC
Series 2021-D-DC, REMIC, 6.22%, (1 Month USD LIBOR + 1.90%), 08/15/23 (d)	820	738
BX Commercial Mortgage Trust 2019-XL
Series 2019-B-XL, REMIC, 5.53%, (1 Month Term SOFR + 1.19%), 10/15/36 (d)	1,402	1,378
BX Commercial Mortgage Trust 2021-CIP
Series 2021-A-CIP, REMIC, 5.24%, (1 Month USD LIBOR + 0.92%), 12/15/23 (d)	4,390	4,237
BX Commercial Mortgage Trust 2021-SOAR
Series 2021-D-SOAR, REMIC, 5.72%, (1 Month USD LIBOR + 1.40%), 06/15/23 (d)	1,657	1,562
BX Commercial Mortgage Trust 2022-CSMO
Series 2022-B-CSMO, REMIC, 7.48%, (1 Month Term SOFR + 3.14%), 06/17/24 (d)	2,225	2,206
BX Trust 2018-GW
Series 2018-A-GW, REMIC, 5.12%, (1 Month USD LIBOR + 0.80%), 05/15/37 (d) (f)	4,875	4,753
BXSC Commercial Mortgage Trust 2022-WSS
Series 2022-C-WSS, REMIC, 6.73%, (1 Month Term SOFR + 2.39%), 03/15/24 (d)	950	911
CarMax Auto Owner Trust 2019-2
Series 2019-B-2, 3.01%, 04/17/23	3,540	3,493
CarMax Auto Owner Trust 2020-1
Series 2020-B-1, 2.21%, 09/15/25	1,810	1,737
Series 2020-C-1, 2.34%, 11/17/25	785	753
CarMax Auto Owner Trust 2020-4
Series 2020-D-4, 1.75%, 04/15/27	1,335	1,231
CarMax Auto Owner Trust 2022-3
Series 2022-C-3, REMIC, 4.98%, 02/15/28	2,450	2,361
Carvana Auto Receivables Trust 2022-N1
Series 2022-C-N1, 3.32%, 02/10/27	470	455
Cedar Funding Ltd
Series 2021-A-14A, 5.18%, (3 Month USD LIBOR + 1.10%), 07/15/33 (d)	3,070	2,999
Cedar Funding VII CLO, Ltd
Series 2018-B-7A, 5.64%, (3 Month USD LIBOR + 1.40%), 01/21/31 (d)	1,000	962
CGDB Commercial Mortgage Trust 2019-MOB
Series 2019-D-MOB, REMIC, 5.97%, (1 Month USD LIBOR + 1.65%), 11/17/36 (d)	3,115	2,975
CIFC Funding 2014-II-R, Ltd.
Series 2014-A1-2RA, 5.37%, (3 Month USD LIBOR + 1.05%), 04/24/30 (d)	1,647	1,626
CIFC Funding 2021-IV Ltd.
Series 2021-A-4A, 5.13%, (3 Month USD LIBOR + 1.05%), 07/15/33 (d)	905	891
CIM Trust 2020-INV1
Series 2020-A2-INV1, REMIC, 2.50%, 09/25/41	1,341	1,077
CIM Trust 2022-R3
Series 2022-A1-R3, REMIC, 4.50%, 03/25/62	4,012	3,816
Citigroup Commercial Mortgage Trust
Series 2013-B-375P, REMIC, 3.52%, 05/12/23 (d)	1,980	1,855
Citigroup Mortgage Loan Trust
Series 2020-A3-EXP2, REMIC, 2.50%, 08/25/50	1,417	1,172
CNH Equipment Trust 2020-A
Series 2020-A4-A, REMIC, 1.51%, 03/15/24	1,165	1,112
Cold Storage Trust 2020-ICE5
Series 2020-B-ICE5, 5.62%, (1 Month USD LIBOR + 1.30%), 11/15/23 (d)	4,310	4,173
COLT 2020-3 Mortgage Loan Trust
Series 2020-A1-3, REMIC, 1.51%, 04/27/65	151	139
COLT 2021-3 Mortgage Loan Trust
Series 2021-A3-3, REMIC, 1.42%, 09/27/66	833	632
COLT Funding LLC
Series 2021-A2-1, REMIC, 1.17%, 06/25/66 (d)	1,144	921
COMM 2014-CCRE15 Mortgage Trust
Series 2014-B-CR15, REMIC, 4.62%, 01/12/24 (d)	1,930	1,861
Series 2014-C-CR15, REMIC, 4.67%, 01/12/24 (d)	5,850	5,601
COMM 2014-CCRE19 Mortgage Trust
Series 2014-AM-CR19, REMIC, 4.08%, 08/12/24	2,070	1,993
Series 2014-D-CR19, REMIC, 4.70%, 08/12/24 (d)	760	680
COMM 2014-UBS5 Mortgage Trust
Series 2014-A4-UBS5, REMIC, 3.84%, 09/12/24	2,850	2,734
CSMC 2019-ICE4
Series 2019-C-ICE4, REMIC, 5.75%, (1 Month USD LIBOR + 1.43%), 05/15/36 (d)	2,680	2,620
Series 2019-D-ICE4, REMIC, 5.92%, (1 Month USD LIBOR + 1.60%), 05/15/36 (d)	1,965	1,916
CSMC 2020-NET
Series 2020-A-NET, REMIC, 2.26%, 08/15/25	899	807
Series 2020-D-NET, REMIC, 3.83%, 08/15/25 (d)	1,970	1,711
Deephaven Residential Mortgage Trust 2021-1
Series 2021-A2-1, 0.97%, 05/25/65	290	258
Deephaven Residential Mortgage Trust 2021-2
Series 2021-A1-2, REMIC, 0.90%, 06/25/25 (d)	507	419
Series 2021-A3-2, REMIC, 1.26%, 06/25/25 (d)	558	448
Drive Auto Receivables Trust 2020-1
Series 2020-C-1, 2.36%, 03/15/26	180	180
Dryden 86 CLO, Ltd.
Series 2020-A1R-86A, 5.18%, (3 Month USD LIBOR + 1.10%), 07/17/34 (d)	2,660	2,592
Eagle RE 2021-2 Ltd
Series 2021-M1A-2, REMIC, 5.49%, (SOFR 30-Day Average + 1.55%), 04/25/34 (d)	1,024	1,013
Elara HGV Timeshare Issuer 2017-A, LLC
Series 2017-A-A, REMIC, 2.69%, 03/25/30	191	182
Elara HGV Timeshare Issuer 2019-A, LLC
Series 2019-A-A, 2.61%, 01/25/34	734	679
Ellington Financial Mortgage Trust 2019-2
Series 2019-A3-2, REMIC, 3.05%, 11/25/59 (d)	256	234
Ellington Financial Mortgage Trust 2021-1
Series 2021-A1-1, REMIC, 0.80%, 02/25/66 (d)	339	274
Series 2021-A3-1, REMIC, 1.11%, 02/25/66 (d)	296	232
Ellington Financial Mortgage Trust 2021-2
Series 2021-A1-2, REMIC, 0.93%, 06/25/66 (d)	735	590
Series 2021-A3-2, REMIC, 1.29%, 06/25/66 (d)	709	547
Ellington Financial Mortgage Trust 2021-3
Series 2021-A1-3, REMIC, 1.24%, 09/25/66	945	736
Series 2021-A3-3, REMIC, 1.55%, 09/25/66	671	502
Enterprise Fleet Financing 2019-3, LLC
Series 2019-A2-3, REMIC, 2.06%, 02/20/23	48	48
Exeter Automobile Receivables Trust 2021-2
Series 2021-C-2A, 0.98%, 06/15/26	1,170	1,125
Exeter Automobile Receivables Trust 2021-3
Series 2021-D-3A, 1.55%, 06/15/27	1,305	1,184
Exeter Automobile Receivables Trust 2022-1
Series 2022-D-1A, 3.02%, 06/15/25	2,895	2,621
Exeter Automobile Receivables Trust 2022-2
Series 2022-C-2A, 3.85%, 07/17/28	2,355	2,273
Exeter Automobile Receivables Trust 2022-3
Series 2022-C-3A, 5.30%, 01/15/25	1,950	1,914
Exeter Automobile Receivables Trust 2022-4
Series 2022-D-4A, 5.98%, 12/15/25	1,375	1,277
Exeter Automobile Receivables Trust 2022-5
Series 2022-C-5A, 6.51%, 12/15/27	4,300	4,307
Exeter Automobile Receivables Trust 2022-6
Series 2022-A3-6A, 5.70%, 08/17/26	455	456
Extended Stay America Trust 2021-ESH
Series 2021-A-ESH, REMIC, 5.40%, (1 Month USD LIBOR + 1.08%), 07/17/23 (d)	732	711
Series 2021-C-ESH, REMIC, 6.02%, (1 Month USD LIBOR + 1.70%), 07/17/23 (d)	1,928	1,851
Finance of America HECM Buyout 2022-HB2
Series 2022-A1A-HB2, 4.00%, 12/25/24	3,954	3,873
FirstKey Homes 2020-SFR1 Trust
Series 2020-D-SFR1, 2.24%, 09/17/25	4,660	4,162
Flagstar Mortgage Trust 2019-1INV
Series 2019-A13-1INV, REMIC, 3.50%, 01/25/40 (d)	310	272

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Flagstar Mortgage Trust 2020-1INV
Series 2020-A11-1INV, REMIC, 5.24%, (1 Month USD LIBOR + 0.85%), 08/25/41 (d)	440	401
Fontainebleau Miami Beach Trust 2019-FBLU
Series 2019-B-FBLU, REMIC, 3.45%, 12/12/24	2,480	2,299
Ford Credit Auto Lease Trust 2022-A
Series 2022-C-A, 4.18%, 10/15/25	3,745	3,645
Ford Credit Auto Owner Trust 2020-REV2
Series 2020-C-2, 1.74%, 10/15/25	1,405	1,204
Ford Credit Floorplan Master Owner Trust A
Series 2020-C-1, 1.42%, 09/15/23	1,955	1,887
Galton Funding Mortgage Trust 2018-1
Series 2018-A33-1, REMIC, 3.50%, 02/25/33 (d)	167	147
Galton Funding Mortgage Trust 2019-1
Series 2019-A32-1, REMIC, 4.00%, 12/25/32 (d)	83	78
Series 2019-A21-1, REMIC, 4.50%, 12/25/32 (d)	168	160
Galton Funding Mortgage Trust 2019-H1
Series 2019-M1-H1, REMIC, 3.34%, 10/25/59	805	692
Galton Funding Mortgage Trust 2020-H1
Series 2020-M1-H1, REMIC, 2.83%, 02/25/24 (d)	1,170	848
GCT Commercial Mortgage Trust 2021-GCT
Series 2021-A-GCT, REMIC, 5.12%, (1 Month USD LIBOR + 0.80%), 02/15/23 (d)	1,535	1,425
GM Financial Automobile Leasing Trust 2022-3
Series 2022-C-3, 5.13%, 03/20/25	5,680	5,541
GM Financial Consumer Automobile Receivables Trust 2020-2
Series 2020-A3-2, 1.49%, 12/16/24	200	197
GM Financial Consumer Automobile Receivables Trust 2020-4
Series 2020-C-4, 1.05%, 05/18/26	1,010	934
GMF Floorplan Owner Revolving Trust
Series 2020-B-1, 1.03%, 08/15/23	845	823
Great Wolf Trust 2019-WOLF
Series 2019-A-WOLF, REMIC, 5.35%, (1 Month USD LIBOR + 1.03%), 12/15/36 (d) (f)	3,959	3,845
Series 2019-C-WOLF, REMIC, 5.95%, (1 Month USD LIBOR + 1.63%), 12/15/36 (d) (f)	1,190	1,138
GS Mortgage Securities Corporation Trust 2021-ROSS
Series 2021-B-ROSS, REMIC, 5.92%, (1 Month USD LIBOR + 1.60%), 06/15/23 (d)	1,720	1,594
GS Mortgage-Backed Securities Trust 2014-EB1
Series 2014-2A1-EB1A, REMIC, 2.49%, 07/25/44 (d)	27	27
GS Mortgage-Backed Securities Trust 2021-HP1
Series 2021-A6-HP1, REMIC, 2.50%, 01/25/52 (d)	1,195	1,028
GS Mortgage-Backed Securities Trust 2021-PJ5
Series 2021-A8-PJ5, REMIC, 2.50%, 03/25/28 (d)	3,105	2,675
GS Mortgage-Backed Securities Trust 2022-GR1
Series 2022-A5-GR1, REMIC, 2.50%, 10/25/28	3,854	3,293
Hardee's Funding LLC
Series 2018-A2II-1A, 4.96%, 06/20/25	622	588
Hilton Grand Vacations Inc.
Series 2017-A-AA, 2.66%, 08/25/23	211	205
Hilton Grand Vacations Trust 2020-A
Series 2020-A-AA, 2.74%, 02/25/39	818	769
Homeward Opportunities Fund I Trust 2020-2
Series 2020-A1-2, REMIC, 1.66%, 05/25/65	56	56
Series 2020-A2-2, REMIC, 2.63%, 05/25/65 (d)	2,250	2,162
HPEFS Equipment Trust 2022-3
Series 2022-C-3A, 6.13%, 09/22/25	2,205	2,206
Hundred Acre Wood Trust 2021-INV1
Series 2021-A9-INV1, REMIC, 2.50%, 02/25/28 (d)	2,016	1,733
Hyundai Auto Receivables Trust 2019-A
Series 2019-B-A, 2.94%, 05/15/25	1,660	1,655
Imperial Fund Mortgage Trust 2021-NQM2
Series 2021-A3-NQM2, REMIC, 1.52%, 09/25/56 (d)	1,116	841
Imperial Fund Mortgage Trust 2022-NQM4
Series 2022-A1-NQM4, REMIC, 4.77%, 06/25/67 (d)	3,304	3,259
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2019-C-BKWD, REMIC, 5.92%, (1 Month USD LIBOR + 1.60%), 09/17/29 (d) (f)	1,195	1,153
J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-609M
Series 2020-B-609M, REMIC, 6.09%, (1 Month USD LIBOR + 1.77%), 10/17/33 (d)	2,420	2,211
Series 2020-C-609M, REMIC, 6.49%, (1 Month USD LIBOR + 2.17%), 10/17/33 (d)	1,955	1,777
J.P. Morgan Mortgage Trust 2020-INV1
Series 2020-A15-INV1, REMIC, 3.50%, 03/25/43 (d)	321	273
Series 2020-A11-INV1, REMIC, 5.22%, (1 Month USD LIBOR + 0.83%), 03/25/43 (d)	196	179
John Deere Owner Trust 2022-B
Series 2022-A4-B, 3.80%, 05/15/29	2,595	2,511
JP Morgan Mortgage Trust
Series 2020-A13-INV2, REMIC, 3.00%, 10/25/50	466	389
JPMBB Commercial Mortgage Securities Trust 2014-C23
Series 2014-A5-C23, REMIC, 3.93%, 09/17/24	2,445	2,352
JPMorgan Chase Bank, National Association
Series 2021-B-2, 0.89%, 01/25/25	1,056	1,009
KKR CLO 29 Ltd.
Series A-29A, 5.28%, (3 Month USD LIBOR + 1.20%), 01/15/32 (d)	2,750	2,702
KKR Industrial Portfolio Trust 2021-KDIP
Series 2021-C-KDIP, REMIC, 5.32%, (1 Month USD LIBOR + 1.00%), 12/15/25 (d)	765	726
Series 2021-D-KDIP, REMIC, 5.57%, (1 Month USD LIBOR + 1.25%), 12/15/25 (d)	551	519
KNDR Trust 2021-KIND
Series 2021-C-KIND, REMIC, 6.07%, (1 Month USD LIBOR + 1.75%), 08/15/26 (d)	2,408	2,219
Kubota Credit Owner Trust 2020-1
Series 2020-A3-1A, 1.96%, 03/15/24	377	374
LSTAR Commercial Mortgage Trust 2017-5
Series 2017-AS-5, REMIC, 4.02%, 01/12/27	1,410	1,295
LUXE Trust 2021-TRIP
Series 2021-A-TRIP, REMIC, 5.37%, (1 Month USD LIBOR + 1.05%), 10/15/26 (d)	424	405
Madison Park Funding XXIII, Ltd
Series 2017-AR-23A, 5.33%, (3 Month USD LIBOR + 0.97%), 07/28/31 (d)	3,125	3,085
Series 2017-BR-23A, 5.91%, (3 Month USD LIBOR + 1.55%), 07/28/31 (d)	2,005	1,951
Madison Park Funding XXXIII Ltd
Series 2019-AR-33A, 5.15%, (3 Month Term SOFR + 1.29%), 10/15/32 (d)	4,150	4,052
Madison Park Funding XXXV Ltd
Series 2019-A1R-35A, 5.23%, (3 Month USD LIBOR + 0.99%), 04/20/32 (d)	4,315	4,241
Magnetite XVI, Limited
Series 2015-AR-16A, 4.99%, (3 Month USD LIBOR + 0.80%), 01/18/28 (d)	3,732	3,704
Magnetite XXV, Limited
Series 2020-A-25A, 5.56%, (3 Month USD LIBOR + 1.20%), 01/26/32 (d)	2,020	1,991
Mello Mortgage Capital Acceptance 2021-INV3
Series 2021-A4-INV3, REMIC, 2.50%, 09/25/51 (d)	1,705	1,463
Metlife Securitization Trust 2017-1
Series 2017-A-1A, REMIC, 3.00%, 06/25/26 (d)	458	421
MF1 2021-FL7 Ltd.
Series 2021-A-FL7, 5.41%, (1 Month USD LIBOR + 1.08%), 10/20/36 (d)	1,910	1,827
MFA Trust
Series 2021-A1-INV1, REMIC, 0.85%, 01/25/56 (d)	648	574
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-A-MHC, REMIC, 5.12%, (1 Month USD LIBOR + 0.80%), 04/15/26 (d)	1,535	1,488

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Mill City Mortgage Loan Trust 2017-2
Series 2017-A1-2, REMIC, 2.75%, 01/25/24 (d)	171	167
MMAF Equipment Finance LLC 2022-B
Series 2022-A2-B, 5.57%, 09/09/25	1,260	1,262
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15
Series 2014-AS-C15, REMIC, 4.26%, 02/16/24	710	688
Series 2014-B-C15, REMIC, 4.57%, 03/15/24 (d)	255	243
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
Series 2014-AS-C18, REMIC, 4.11%, 09/17/24 (d)	955	908
Morgan Stanley Capital I Trust 2014-150E
Series 2014-A-150E, REMIC, 3.91%, 09/11/24	2,710	2,493
Morgan Stanley Capital I Trust 2019-MEAD
Series 2019-D-MEAD, REMIC, 3.18%, 11/13/24 (d)	2,330	2,015
Morgan Stanley Capital I Trust 2019-NUGS
Series 2019-D-NUGS, REMIC, 6.12%, (1 Month USD LIBOR + 1.80%), 12/15/36 (d)	1,395	1,108
MVW 2019-2 LLC
Series 2019-B-2A, REMIC, 2.44%, 10/20/38	354	331
MVW 2020-1 LLC
Series 2020-A-1A, 1.74%, 10/20/37	554	509
Series 2020-B-1A, 2.73%, 10/20/37	985	901
MVW Owner Trust 2017-1
Series 2017-A-1A, 2.42%, 12/20/34	87	84
Series 2017-B-1A, 2.75%, 12/20/34	29	28
Series 2017-C-1A, 2.99%, 12/20/34	80	75
Navient Private Education Loan Trust 2020-A
Series 2020-A2A-A, 2.46%, 11/15/68	1,184	1,059
Navient Private Education Loan Trust 2020-C
Series 2020-A2A-CA, 2.15%, 03/15/29	4,507	4,068
Navient Private Education Loan Trust 2020-I
Series 2020-A1A-IA, 1.33%, 04/15/69	1,315	1,114
Navient Private Education Refi Loan Trust 2019-A
Series 2019-A2A-A, 3.42%, 04/17/28	881	839
Navient Private Education Refi Loan Trust 2019-E
Series 2019-A2A-EA, 2.64%, 09/15/28	1,319	1,236
Navient Private Education Refi Loan Trust 2019-G
Series 2019-A-GA, 2.40%, 05/15/28	1,493	1,366
Navient Private Education Refi Loan Trust 2020-D
Series 2020-A-DA, 1.69%, 05/15/69	820	739
Navient Private Education Refi Loan Trust 2020-G
Series 2020-A-GA, 1.17%, 09/15/69	535	461
Navient Private Education Refi Loan Trust 2020-H
Series 2020-A-HA, 1.31%, 11/15/27	546	485
Navient Private Education Refi Loan Trust 2021-B
Series 2021-A-BA, 0.94%, 06/15/28	1,634	1,377
Navient Private Education Refi Loan Trust 2022-A
Series 2022-A-A, 2.23%, 07/15/70	3,424	2,926
Nelnet Student Loan Trust 2021-C
Series 2021-AFX-CA, 1.32%, 04/20/62	1,835	1,621
Nelnet, Inc.
Series 2005-A4-4, 4.93%, (3 Month USD LIBOR + 0.18%), 03/22/32 (d)	1,016	979
Neuberger Berman Loan Advisers CLO 32, Ltd.
Series 2019-AR-32A, 5.22%, (3 Month USD LIBOR + 0.99%), 01/20/32 (d)	4,375	4,302
Neuberger Berman Loan Advisers CLO 40, Ltd.
Series 2021-A-40A, 5.14%, (3 Month USD LIBOR + 1.06%), 04/18/33 (d)	1,245	1,225
New Residential Mortgage Loan Trust 2019-NQM5
Series 2019-A1-NQM5, REMIC, 2.71%, 11/25/59 (d)	654	592
New Residential Mortgage Loan Trust 2020-NQM2
Series 2020-A1-NQM2, REMIC, 1.65%, 07/25/25	613	563
New Residential Mortgage Loan Trust 2021-INC2
Series 2021-A7-INV2, REMIC, 2.50%, 06/25/28 (d)	3,520	3,025
New Residential Mortgage Loan Trust 2021-INV1
Series 2021-A6-INV1, REMIC, 2.50%, 03/25/28 (d)	1,233	1,060
Nissan Auto Receivables 2020-A Owner Trust
Series 2020-A3-A, 1.38%, 09/15/23	623	614
NLT 2021-INV2 Trust
Series 2021-A3-INV2, REMIC, 1.52%, 08/25/56 (d)	987	787
OBX 2019-EXP2 Trust
Series 2019-2A2-EXP2, REMIC, 5.59%, (1 Month USD LIBOR + 1.20%), 07/25/24 (d)	344	325
OBX 2019-EXP3 Trust
Series 2019-2A1-EXP3, REMIC, 5.29%, (1 Month USD LIBOR + 0.90%), 09/25/59 (d)	402	374
OBX 2020-EXP1 Trust
Series 2020-2A1-EXP1, REMIC, 5.14%, (1 Month USD LIBOR + 0.75%), 02/25/27 (d)	345	314
Series 2020-1A8-EXP1, REMIC, 3.50%, 01/25/60 (d)	650	565
Series 2020-2A2-EXP1, REMIC, 5.34%, (1 Month USD LIBOR + 0.95%), 01/26/60 (d)	385	352
OBX 2020-EXP2 Trust
Series 2020-A8-EXP2, REMIC, 3.00%, 07/25/36 (d)	872	743
Series 2020-A9-EXP2, REMIC, 3.00%, 07/25/36 (d)	214	181
OBX 2020-Exp3 Trust
Series 2020-1A8-EXP3, REMIC, 3.00%, 06/25/60	968	827
OBX 2021-J1 Trust
Series 2021-A4-J1, REMIC, 2.50%, 03/25/28 (d)	2,280	1,962
Oceanview Mortgage Trust 2022-INV1
Series 2022-A5-1, REMIC, 2.50%, 08/25/28 (d)	1,811	1,559
OCP CLO 2014-7 Ltd
Series 2014-A1RR-7A, 5.36%, (3 Month USD LIBOR + 1.12%), 07/20/29 (d)	5,638	5,572
OCP CLO 2017-13 Ltd
Series 2017-A1AR-13A, 5.04%, (3 Month USD LIBOR + 0.96%), 07/15/30 (d)	4,425	4,358
Series 2017-A2R-13A, 5.63%, (3 Month USD LIBOR + 1.55%), 07/15/30 (d)	3,160	3,047
Octane Receivables Trust 2021-1
Series 2022-B-1A, 4.90%, 09/22/25	1,455	1,403
Octane Receivables Trust 2021-2
Series 2021-A-2A, 1.21%, 09/20/28	936	890
Octane Receivables Trust 2022-2
Series 2022-A-2A, REMIC, 5.11%, 02/22/28	4,617	4,563
ONE 2021-PARK Mortgage Trust
Series 2021-B-PARK, REMIC, 5.40%, (1 Month Term SOFR + 1.06%), 03/15/23 (d)	3,445	3,237
Series 2021-C-PARK, REMIC, 5.55%, (1 Month Term SOFR + 1.21%), 03/15/23 (d)	1,840	1,692
Onslow Bay Financial LLC
Series 2021-A1-NQM1, REMIC, 1.07%, 03/25/25 (d)	1,488	1,212
Palmer Square CLO 2020-3, Ltd.
Series 2020-A1AR-3A, 5.69%, (3 Month USD LIBOR + 1.08%), 11/17/31 (d)	4,940	4,858
Planet Fitness Master
Series 2018-A2II-1A, 4.67%, 09/05/25	1,403	1,309
Progress Residential 2020-SFR2 Trust
Series 2020-A-SFR2, REMIC, 2.08%, 06/19/25	659	603
Progress Residential 2022-SFR6 Trust
Series 2022-A-SFR6, REMIC, 4.45%, 07/19/27	2,265	2,128
PSMC 2021-1 Trust
Series 2021-A11-1, REMIC, 2.50%, 01/25/28 (d)	3,357	2,919
PSMC 2021-2 Trust
Series 2021-A3-2, REMIC, 2.50%, 04/25/27 (d)	1,445	1,242
Santander Bank, N.A.
Series 2021-B-1A, 1.83%, 12/15/31	336	325
Series 2022-C-B, 5.92%, 08/16/32	1,145	1,140
Series 2022-A2-C, 6.02%, 12/15/32	785	784
Series 2022-B-C, 6.45%, 12/15/32	3,550	3,550
Santander Consumer Auto Receivables Trust 2021-B
Series 2021-C-BA, 3.09%, 03/15/29	890	852
Santander Drive Auto Receivables Trust 2019-2
Series 2019-D-2, 3.22%, 07/15/25	278	275

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Santander Drive Auto Receivables Trust 2020-4
Series 2020-C-4, 1.01%, 09/16/24	1,176	1,164
Santander Drive Auto Receivables Trust 2021-4
Series 2021-D-4, 1.67%, 07/15/26	2,435	2,254
Santander Drive Auto Receivables Trust 2022-1
Series 2022-C-1, 2.56%, 04/17/28	3,490	3,329
Santander Drive Auto Receivables Trust 2022-4
Series 2022-C-4, 5.00%, 07/15/26	4,100	3,965
Santander Drive Auto Receivables Trust 2022-5
Series 2022-C-5, REMIC, 4.74%, 10/16/28	2,005	1,956
Santander Retail Auto Lease Trust 2020-A
Series 2020-D-A, REMIC, 2.52%, 11/20/24	1,335	1,318
Santander Retail Auto Lease Trust 2020-B
Series 2020-D-B, 1.98%, 10/20/25	1,235	1,178
Santander Retail Auto Lease Trust 2021-A
Series 2021-C-A, 1.14%, 04/20/24	4,725	4,454
Santander Retail Auto Lease Trust 2021-C
Series 2021-C-C, 1.11%, 03/20/26	1,510	1,395
Santander Retail Auto Lease Trust 2022-B
Series 2022-B-B, 3.85%, 03/22/27	570	551
SBA Towers, LLC
Series 2019-1C-1, 2.84%, 01/15/25	3,375	3,147
Series 2020-2C-1, 1.88%, 01/15/26	730	643
Series 2022-C-1, 6.60%, 01/15/28	1,480	1,476
Series 2021-C-211, 1.63%, 05/15/51	1,240	1,042
Sequoia Mortgage Capital, Inc.
Series 2018-A19-CH3, REMIC, 4.50%, 01/25/25 (d)	17	17
Sequoia Mortgage Trust 2018-CH2
Series 2018-A21-CH2, REMIC, 4.00%, 09/25/35 (d)	134	121
Series 2018-A3-CH2, REMIC, 4.00%, 09/25/35 (d)	267	243
Sequoia Mortgage Trust 2018-CH4
Series 2018-A2-CH4, REMIC, 4.00%, 09/25/34 (d)	14	13
Series 2018-A19-CH4, REMIC, 4.50%, 09/25/34 (d)	9	9
SG Residential Mortgage Trust 2019-3
Series 2019-A2-3, REMIC, 2.88%, 09/25/59 (d)	479	460
SG Residential Mortgage Trust 2020-2
Series 2020-A1-2, REMIC, 1.38%, 10/25/23	996	867
SG Residential Mortgage Trust 2022-1
Series 2022-A1-1, REMIC, 3.17%, 03/25/62 (d)	2,312	2,095
Shelter Growth CRE 2021-FL3 Issuer Ltd
Series 2021-A-FL3, 5.40%, (1 Month USD LIBOR + 1.08%), 09/15/36 (d)	891	859
Short-Term Investments Trust
Series 2018-A-SELF, REMIC, 5.22%, (1 Month USD LIBOR + 0.90%), 10/15/37 (d)	1,362	1,335
Sierra Timeshare 2019-1 Receivables Funding LLC
Series 2019-A-1A, 3.20%, 01/20/36	237	228
Sierra Timeshare 2019-2 Receivables Funding LLC
Series 2019-A-2A, 2.59%, 05/20/36	781	752
Sierra Timeshare 2020-2 Receivables Funding LLC
Series 2020-C-2A, REMIC, 3.51%, 07/20/37	374	352
Slide 2018-Fun
Series 2018-A-FUN, REMIC, 5.47%, (1 Month USD LIBOR + 1.15%), 06/16/31 (d) (f)	1,595	1,583
Series 2018-D-FUN, REMIC, 6.42%, (1 Month USD LIBOR + 2.10%), 06/16/31 (d) (f)	1,768	1,737
SMB Private Education Loan Trust 2014-A
Series 2014-A3-A, 5.82%, (1 Month USD LIBOR + 1.50%), 04/15/32 (a) (d)	1,457	1,452
SMB Private Education Loan Trust 2016-C
Series 2016-A2B-C, 5.42%, (1 Month USD LIBOR + 1.10%), 09/15/34 (d)	912	901
SMB Private Education Loan Trust 2018-B
Series 2018-A2B-B, 5.04%, (1 Month USD LIBOR + 0.72%), 03/15/28 (a) (d)	2,336	2,277
SMB Private Education Loan Trust 2019-B
Series 2020-A2A-PTB, REMIC, 1.60%, 09/15/54	3,865	3,427
SMB Private Education Loan Trust 2020-B
Series 2020-A1A-BA, REMIC, 1.29%, 07/15/53	574	518
SMB Private Education Loan Trust 2021-B
Series 2021-A-B, 1.31%, 07/17/51	2,847	2,547
Starwood Mortgage Residential Trust 2019-INV1
Series 2019-A3-INV1, REMIC, 2.92%, 09/25/49 (d)	777	730
Starwood Mortgage Residential Trust 2020-1
Series 2020-A2-1, REMIC, 2.41%, 02/25/50 (d)	807	733
Starwood Mortgage Residential Trust 2021-2
Series 2021-A1-2, REMIC, 0.94%, 05/25/23	721	640
Starwood Mortgage Residential Trust 2021-4
Series 2021-A1-4, REMIC, 1.06%, 08/25/56 (d)	2,799	2,298
Symphony CLO XVII Ltd
Series 2016-AR-17A, 4.96%, (3 Month USD LIBOR + 0.88%), 04/17/28 (d)	2,615	2,590
Symphony CLO XXIII, Ltd.
Series 2020-AR-23A, 5.10%, (3 Month USD LIBOR + 1.02%), 01/15/34 (d)	2,730	2,682
Symphony CLO XXVI, Ltd.
Series 2021-AR-26A, 3.79%, (3 Month USD LIBOR + 1.08%), 04/20/33 (d)	1,290	1,253
Symphony Static CLO I Ltd
Series 2021-B-1A, REMIC, 5.81%, (3 Month USD LIBOR + 1.45%), 10/25/29 (d)	3,330	3,201
Towd Point Mortgage Trust 2017-1
Series 2017-A1-1, REMIC, 2.75%, 07/25/23 (d)	206	201
Towd Point Mortgage Trust 2017-2
Series 2017-A1-2, REMIC, 2.75%, 01/25/23 (d)	128	125
Towd Point Mortgage Trust 2017-3
Series 2017-A1-3, REMIC, 2.75%, 07/25/57 (d)	485	466
Towd Point Mortgage Trust 2017-6
Series 2017-A1-6, REMIC, 2.75%, 05/25/24 (d)	1,461	1,374
Towd Point Mortgage Trust 2018-1
Series 2018-A1-1, REMIC, 3.00%, 05/25/24 (d)	207	198
Towd Point Mortgage Trust 2018-2
Series 2018-A1-2, REMIC, 3.25%, 12/25/24 (d)	1,445	1,369
Towd Point Mortgage Trust 2018-5
Series 2018-A1A-5, REMIC, 3.25%, 02/25/25 (d)	1,123	1,049
Towd Point Mortgage Trust 2022-4
Series 2022-A1-4, REMIC, 3.75%, 09/25/62	4,099	3,807
Tricon American Homes 2017-SFR2 Trust
Series 2017-C-SFR2, REMIC, 3.47%, 01/22/24	2,235	2,156
TRK 2021-INV1 Trust
Series 2021-A2-INV1, REMIC, 1.41%, 07/25/56 (d)	562	450
United Airlines Pass Through Trust 2019-2AA
Series 2019-B-2, REMIC, 3.50%, 05/01/28	604	521
Usaa Ultra Short-Term Bond Fund
Series 2019-A-SMRT, REMIC, 4.15%, 01/12/24	1,900	1,839
UWM Mortgage Trust 2021-INV2
Series 2021-A4-INV2, REMIC, 2.50%, 09/25/51	651	560
Verus Securitization Trust 2019-4
Series 2019-A3-4, REMIC, 3.00%, 10/25/59 (f)	1,197	1,127
Verus Securitization Trust 2019-INV2
Series 2019-A1-INV2, REMIC, 2.91%, 07/25/59 (d) (f)	510	493
Series 2019-A2-INV2, REMIC, 3.12%, 07/25/59 (d) (f)	678	651
Verus Securitization Trust 2019-INV3
Series 2019-A3-INV3, REMIC, 3.10%, 11/25/59 (d)	660	619
Verus Securitization Trust 2020-1
Series 2020-A1-INV1, REMIC, 1.98%, 03/25/60 (f)	78	75
Verus Securitization Trust 2020-2
Series 2020-A1-2, REMIC, 2.23%, 04/25/60 (f)	480	462
Verus Securitization Trust 2020-5
Series 2020-A3-5, REMIC, 1.73%, 05/25/65 (f)	385	339
Verus Securitization Trust 2021-1
Series 2021-A2-1, REMIC, 1.05%, 01/25/66 (d)	626	509
Series 2021-A3-1, REMIC, 1.15%, 01/25/66 (d)	373	297
Verus Securitization Trust 2021-2
Series 2021-A1-2, REMIC, 1.03%, 02/25/66	516	432
Verus Securitization Trust 2021-5
Series 2021-A3-5, REMIC, 1.37%, 09/25/66 (d)	944	726

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Verus Securitization Trust 2021-7
Series 2021-A1-7, REMIC, 1.83%, 10/25/66 (d)	3,473	2,975
Verus Securitization Trust 2021-R2
Series 2021-A1-R2, REMIC, 0.92%, 02/25/64	864	727
Verus Securitization Trust 2022-1
Series 2022-A3-1, REMIC, 3.29%, 01/25/67 (d)	3,719	3,124
Verus Securitization Trust 2022-6
Series 2022-A1-6, REMIC, 4.94%, 01/25/67 (f)	5,771	5,733
Vista Point Securitization Trust 2020-2
Series 2020-A3-2, REMIC, 2.50%, 04/25/65	252	222
Wells Fargo & Company
Series 2015-A2-NXS2, REMIC, 3.02%, 07/17/58	380	368
Wells Fargo Mortgage Backed Securities 2021-RR1 Trust
Series 2021-A3-RR1, REMIC, 2.50%, 05/25/28	2,707	2,330
Wells Fargo Mortgage Backed Securities Trust
Series 2020-A17-RR1, REMIC, 3.00%, 11/25/40 (d)	172	144
WFRBS Commercial Mortgage Trust 2014-C23
Series 2014-A5-C23, REMIC, 3.92%, 09/17/24	2,605	2,519
World Omni Auto Receivables Trust
Series 2020-C-A, 1.64%, 08/15/26	910	861
World Omni Auto Receivables Trust 2022-A
Series 2022-C-A, 2.55%, 09/15/28	1,280	1,192
World Omni Select Auto Trust 2020-A
Series 2020-B-A, 0.84%, 06/15/26	1,215	1,182
Series 2020-C-A, 1.25%, 10/15/26	1,390	1,309
Total Non-U.S. Government Agency Asset-Backed Securities (cost $488,957)		458,840
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 3.89% (i) (j)	2,584	2,584
T. Rowe Price Government Reserve Fund, 4.25% (i) (j)	5,998	5,998
Total Short Term Investments (cost $8,582)		8,582
Total Investments 99.4% (cost $1,826,559)		1,750,077
Other Derivative Instruments (0.0)%		(144)
Other Assets and Liabilities, Net 0.6%		11,107
Total Net Assets 100.0%		1,761,040

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $270,814 and 15.4% of the Fund.

(b) Convertible security.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(f) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(g) All or a portion of the security is pledged or segregated as collateral.

(h) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $4,275.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Summary of Investments by Country^	Total Long Term Investments
United States of America	81.6%
United Kingdom	3.8
Canada	2.4
Ireland	1.5
South Korea	1.1
Cayman Islands	1.1
Netherlands	1.1
Sweden	0.9
Australia	0.8
France	0.8
Switzerland	0.8
Japan	0.7
Norway	0.4
Finland	0.4
Denmark	0.4
Spain	0.4
Virgin Islands (British)	0.2
Italy	0.2
Germany	0.2
Mexico	0.2
Bermuda	0.2
Malaysia	0.2
Luxembourg	0.2
Chile	0.1
Israel	0.1
Jersey	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Summary of Investments by Country^	Total Long Term Investments
Singapore	0.1
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/T. Rowe Price Short-Term Bond Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico, 5.38%, 04/17/25	11/15/22	3,471	3,465	0.2
HPHT Finance (19) Limited, 2.88%, 11/05/24	09/27/22	2,827	2,816	0.2
HPHT Limited, 1.50%, 09/17/26	12/14/22	2,129	2,097	0.1
LG Chem, Ltd., 3.25%, 10/15/24	01/07/21	3,539	3,270	0.2
PCCW-HKT Capital No. 2 Limited, 3.63%, 04/02/25	10/27/20	4,278	3,924	0.2
POSCO Holdings Inc., 4.38%, 08/04/25	11/23/22	863	867	—
QNB Finance Ltd, 3.50%, 03/28/24	11/17/20	2,772	2,632	0.1
QNB Finance Ltd, 2.63%, 05/12/25	12/09/20	1,543	1,415	0.1
Tenaga Nasional Berhad, 7.50%, 11/01/25	01/04/21	3,255	2,916	0.2
		24,677	23,402	1.3

JNL/T. Rowe Price Short-Term Bond Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 2 Year Note	1,439	April 2023	294,825	(225)	283

Short Contracts
United States 10 Year Note	(137)	March 2023	(15,426)	19	41
United States 10 Year Ultra Bond	(184)	March 2023	(21,795)	12	31
United States 5 Year Note	(533)	April 2023	(57,518)	46	(9)
United States Ultra Bond	(8)	March 2023	(1,072)	4	(2)
				81	61

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Short-Term Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	822,511	—	822,511
Government And Agency Obligations	—	460,144	—	460,144
Non-U.S. Government Agency Asset-Backed Securities	—	458,840	—	458,840
Short Term Investments	8,582	—	—	8,582
	8,582	1,741,495	—	1,750,077
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	355	—	—	355
	355	—	—	355
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(11)	—	—	(11)
	(11)	—	—	(11)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price U.S. High Yield Fund
CORPORATE BONDS AND NOTES 88.3%
Consumer Discretionary 18.9%
Adient Global Holdings Ltd
4.88%, 08/15/26 (a)	6,355	5,914
Allison Transmission, Inc.
3.75%, 01/30/31 (a)	4,130	3,398
Bath & Body Works, Inc.
5.25%, 02/01/28	4,675	4,359
6.63%, 10/01/30 (a)	1,419	1,331
Carnival Corporation
5.75%, 03/01/27 (a)	11,119	7,933
Dornoch Debt Merger Subordinated Incorporated
6.63%, 10/15/29 (a)	7,590	5,366
Hilton Domestic Operating Company Inc.
3.63%, 02/15/32 (a)	4,891	3,915
Jaguar Land Rover Automotive PLC
5.50%, 07/15/29 (a)	7,245	5,158
Life Time, Inc.
5.75%, 01/15/26 (a)	5,686	5,300
LSF9 Atlantis
7.75%, 02/15/26 (a)	11,259	9,980
Magic Mergeco, Inc.
7.88%, 05/01/29 (a)	6,945	4,687
Majordrive Holdings IV, LLC
6.38%, 06/01/29 (a)	6,985	5,217
NMG Holding Company, Inc.
7.13%, 04/01/26 (a)	3,945	3,710
Staples, Inc.
7.50%, 04/15/26 (a)	4,365	3,758
Studio City Company Limited
7.00%, 02/15/27 (a)	1,430	1,337
Studio City Finance Limited
5.00%, 01/15/29 (a)	7,305	5,405
Tempur Sealy International, Inc.
3.88%, 10/15/31 (a)	3,152	2,468
Victoria's Secret & Co.
4.63%, 07/15/29 (a)	5,599	4,393
Wheel Pros, Inc.
6.50%, 05/15/29 (a)	7,915	2,968
White Cap Parent, LLC
8.25%, 03/15/26 (a) (b)	7,855	6,787
Yum! Brands, Inc.
3.63%, 03/15/31	6,760	5,665
		99,049
Communication Services 13.8%
CCO Holdings, LLC
4.50%, 05/01/32	6,270	4,991
Consolidated Communications, Inc.
6.50%, 10/01/28 (a)	6,375	4,964
DISH DBS Corporation
7.38%, 07/01/28	8,990	6,354
DKT Finance ApS
9.38%, 06/17/23 (a)	3,647	3,609
Frontier Communications Holdings, LLC
5.88%, 11/01/29	3,690	2,861
6.00%, 01/15/30 (a)	2,225	1,751
Frontier Communications Parent, Inc.
6.75%, 05/01/29 (a)	725	599
Ion Trading Technologies S.a r.l.
5.75%, 05/15/28 (a)	5,795	4,837
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (a)	2,727	2,562
Level 3 Financing, Inc.
3.63%, 01/15/29 (a)	7,310	5,348
Millennium Escrow Corporation
6.63%, 08/01/26 (a)	4,005	2,549
Northwest Fiber, LLC
4.75%, 04/30/27 (a)	6,980	6,102
Outfront Media Capital Corporation
4.25%, 01/15/29 (a)	6,290	5,217
Radiate HoldCo, LLC
6.50%, 09/15/28 (a)	7,345	3,078
Sinclair Television Group, Inc.
4.13%, 12/01/30 (a)	6,600	4,928
Telesat Canada
6.50%, 10/15/27 (a)	4,481	1,317
Terrier Media Buyer, Inc.
8.88%, 12/15/27 (a)	6,450	4,853
Urban One, Inc.
7.38%, 02/01/28 (a)	7,365	6,227
		72,147
Energy 13.8%
Ascent Resources - Utica, LLC
8.25%, 12/31/28 (a)	3,000	2,944
5.88%, 06/30/29 (a)	3,010	2,686
Colgate Energy Partners III, LLC
5.88%, 07/01/29 (a)	4,920	4,236
Comstock Resources, Inc.
6.75%, 03/01/29 (a)	2,605	2,352
Encino Acquisition Partners Holdings, LLC
8.50%, 05/01/28 (a)	5,650	5,147
EQM Midstream Partners, LP
4.50%, 01/15/29 (a)	3,560	3,012
4.75%, 01/15/31 (a)	2,130	1,755
Gulfport Energy Operating Corporation
8.00%, 05/17/26 (a)	5,400	5,349
Harvest Midstream I, L.P.
7.50%, 09/01/28 (a)	5,835	5,599
Hess Infrastructure Partners LP
4.25%, 02/15/30 (a)	4,770	4,090
5.50%, 10/15/30 (a)	1,315	1,209
NGL Energy Operating LLC
7.50%, 02/01/26 (a)	5,710	5,086
PDV America, Inc.
9.25%, 08/01/24 (a)	8,240	8,264
Sunoco LP
4.50%, 05/15/29 - 04/30/30	6,585	5,740
Tallgrass Energy Partners, LP
6.00%, 12/31/30 (a)	6,755	5,875
USA Compression Finance Corp.
6.88%, 09/01/27	3,410	3,198
Weatherford International Ltd.
8.63%, 04/30/30 (a)	5,743	5,546
		72,088
Financials 11.6%
Advisor Group Holdings, Inc.
10.75%, 08/01/27 (a)	4,585	4,677
AG TTMT Escrow Issuer LLC
8.63%, 09/30/27 (a)	1,196	1,207
Alliant Holdings Intermediate, LLC
5.88%, 11/01/29 (a)	4,040	3,326
BroadStreet Partners, Inc.
5.88%, 04/15/29 (a)	7,270	6,249
EG Global Finance PLC
6.75%, 02/07/25 (a)	8,465	7,322
FirstCash Holdings, Inc.
5.63%, 01/01/30 (a)	6,385	5,703
Ford Motor Credit Company LLC
5.11%, 05/03/29	3,340	3,020
4.00%, 11/13/30	3,500	2,875
HUB International Limited
5.63%, 12/01/29 (a)	7,790	6,832
PennyMac Financial Services, Inc.
4.25%, 02/15/29 (a)	5,670	4,432
Rocket Mortgage, LLC
4.00%, 10/15/33 (a)	6,085	4,552
Ryan Specialty Group, LLC
4.38%, 02/01/30 (a)	5,451	4,765
VistaJet Malta Finance P.L.C.
6.38%, 02/01/30 (a)	7,228	5,806
		60,766
Industrials 9.5%
American Airlines, Inc.
5.75%, 04/20/29 (a)	6,450	5,901
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
ARD Finance S.A.
6.50%, 06/30/27 (a) (b)	9,129	6,383
Bombardier Inc.
7.88%, 04/15/27 (a)	5,925	5,768
Deluxe Corporation
8.00%, 06/01/29 (a)	7,205	5,909
Granite US Holdings Corporation
11.00%, 10/01/27 (a) (c)	4,904	5,163
Howard Midstream Energy Partners, LLC
6.75%, 01/15/27 (a)	6,440	6,223
Pike Corporation
5.50%, 09/01/28 (a)	6,235	5,450
Spirit AeroSystems, Inc.
4.60%, 06/15/28	6,995	5,648
Tutor Perini Corporation
6.88%, 05/01/25 (a) (c)	3,990	3,498
		49,943
Materials 5.7%
Element Solutions Inc.
3.88%, 09/01/28 (a)	6,390	5,454
ERO Copper Corp.
6.50%, 02/15/30 (a)	7,860	6,277
GrafTech Finance Inc.
4.63%, 12/15/28 (a)	6,465	5,338
Novelis Corporation
3.88%, 08/15/31 (a)	5,725	4,685
Polar US Borrower, LLC
6.75%, 05/15/26 (a)	7,300	2,754
Scih Salt Holdings Inc.
6.63%, 05/01/29 (a) (c)	6,755	5,448
		29,956
Consumer Staples 4.5%
Coty Inc.
4.75%, 01/15/29 (a)	5,715	5,170
PECF USS Intermediate Holding III Corporation
8.00%, 11/15/29 (a)	6,815	4,424
Sigma Holdco B.V.
7.88%, 05/15/26 (a)	10,862	7,690
Triton Water Holdings Incorporated
6.25%, 04/01/29 (a)	7,465	6,048
		23,332
Information Technology 3.8%
Commscope Finance LLC
8.25%, 03/01/27 (a)	6,843	5,354
Entegris, Inc.
3.63%, 05/01/29 (a) (c)	5,781	4,650
Veritas USA Inc.
7.50%, 09/01/25 (a)	6,625	4,543
ViaSat, Inc.
6.50%, 07/15/28 (a)	6,725	5,152
		19,699
Health Care 3.1%
BCPE Cycle Merger Sub II Inc
10.63%, 07/15/27 (a)	6,665	1,401
Community Health Systems, Inc.
6.88%, 04/01/28 (a)	7,915	3,847
5.25%, 05/15/30 (a)	2,635	1,990
Herbalife International, Inc.
4.88%, 06/01/29 (a)	6,870	4,705
Pediatrix Medical Group, Inc.
5.38%, 02/15/30 (a) (c)	5,005	4,299
		16,242
Real Estate 2.1%
Brookfield Property REIT Inc.
4.50%, 04/01/27 (a)	6,460	5,462
VICI Properties Inc.
4.13%, 08/15/30 (a)	6,480	5,664
		11,126
Utilities 1.5%
Clearway Energy Operating LLC
3.75%, 02/15/31 (a)	5,986	4,996
Vistra Operations Company LLC
5.63%, 02/15/27 (a)	2,902	2,771
		7,767
Total Corporate Bonds And Notes (cost $559,601)		462,115
SENIOR FLOATING RATE INSTRUMENTS 5.5%
Consumer Discretionary 2.4%
KNS Acquisition Corp.
Term Loan, 10.42%, (3 Month USD LIBOR + 6.25%), 04/16/27 (d)	6,225	5,611
Naked Juice LLC
2nd Lien Term Loan, 9.65%, (SOFR + 6.00%), 01/25/30 (d)	3,745	2,946
Staples, Inc.
7 Year Term Loan, 9.44%, (3 Month USD LIBOR + 5.00%), 04/05/26 (d)	4,309	3,977
		12,534
Industrials 1.2%
Tutor Perini Corporation
Term Loan B, 8.82%, (3 Month USD LIBOR + 4.75%), 08/13/27 (d)	6,628	6,213
Health Care 1.0%
Bausch Health Companies Inc.
2022 Term Loan B, 0.00%, (1 Month Term SOFR + 5.25%), 01/27/27 (d) (e)	1,825	1,381
2022 Term Loan B, 9.57%, (1 Month Term SOFR + 5.25%), 01/27/27 (d)	4,748	3,593
		4,974
Consumer Staples 0.9%
Journey Personal Care Corp.
2021 Term Loan B, 7.92%, (3 Month USD LIBOR + 4.25%), 12/31/24 (d)	6,747	4,895
Total Senior Floating Rate Instruments (cost $33,538)		28,616
PREFERRED STOCKS 1.4%
Energy 0.7%
Crestwood Equity Partners LP, 9.25% (f)	461	3,987
Financials 0.7%
Ladenburg Thalmann Financial Services Inc., 6.50%, 11/30/27 (g)	198	3,464
Total Preferred Stocks (cost $6,920)		7,451
COMMON STOCKS 0.0%
Energy 0.0%
Ascent Resources - Marcellus, LLC (g) (h)	5	12
Total Common Stocks (cost $16)		12
WARRANTS 0.0%
Ascent Resources - Marcellus, LLC - 2nd Lien A (g) (h)	34	—
Ascent Resources - Marcellus, LLC - 2nd Lien B (g) (h)	27	—
Total Warrants (cost $8)		—
SHORT TERM INVESTMENTS 4.9%
Investment Companies 2.8%
T. Rowe Price Government Reserve Fund, 4.25% (i) (j)	14,514	14,514
Securities Lending Collateral 2.1%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (i) (j)	11,100	11,100
Total Short Term Investments (cost $25,614)		25,614
Total Investments 100.1% (cost $625,697)		523,808
Other Assets and Liabilities, Net (0.1)%		(757)
Total Net Assets 100.0%		523,051

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $417,404 and 79.8% of the Fund.

(b) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(c) All or a portion of the security was on loan as of December 31, 2022.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(f) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(g) Non-income producing security.

(h) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price U.S. High Yield Fund
Assets - Securities
Corporate Bonds And Notes	—	462,115	—	462,115
Senior Floating Rate Instruments	—	28,616	—	28,616
Preferred Stocks	7,451	—	—	7,451
Common Stocks	—	—	12	12
Warrants	—	—	—	—
Short Term Investments	25,614	—	—	25,614
	33,065	490,731	12	523,808

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Value Fund
COMMON STOCKS 99.1%
Financials 21.9%
American International Group, Inc.	486	30,719
Bank of America Corporation	4,154	137,580
Berkshire Hathaway Inc. - Class B (a)	287	88,531
Chubb Limited	407	89,864
Citigroup Inc.	460	20,815
Corebridge Financial, Inc.	652	13,083
JPMorgan Chase & Co.	872	116,923
MetLife, Inc.	1,061	76,801
The Allstate Corporation	279	37,792
The Goldman Sachs Group, Inc.	94	32,140
The Hartford Financial Services Group, Inc.	386	29,286
The Progressive Corporation	621	80,572
The Travelers Companies, Inc.	549	102,835
U.S. Bancorp	1,019	44,447
Wells Fargo & Company	1,872	77,291
		978,679
Health Care 20.5%
AbbVie Inc.	347	56,138
AmerisourceBergen Corporation	163	26,933
Amgen Inc.	96	25,292
AstraZeneca PLC - ADR	928	62,939
Becton, Dickinson and Company	501	127,473
Centene Corporation (a)	613	50,287
Cigna Corporation	61	20,328
Danaher Corporation	96	25,447
Elevance Health, Inc.	328	168,375
GE Healthcare Technologies Inc. (a)	85	4,963
HCA Healthcare, Inc.	214	51,265
Humana Inc.	52	26,685
Johnson & Johnson	855	150,948
Merck & Co., Inc.	335	37,124
PerkinElmer, Inc.	142	19,883
Thermo Fisher Scientific Inc.	87	47,990
UnitedHealth Group Incorporated	27	14,271
		916,341
Industrials 11.1%
AMETEK, Inc.	87	12,148
Booz Allen Hamilton Holding Corporation - Class A	14	1,495
CSX Corporation	1,728	53,518
Cummins Inc.	16	3,798
Dover Corporation	64	8,626
Eaton Corporation Public Limited Company	453	71,142
General Electric Company	931	78,042
Honeywell International Inc.	206	44,221
Hubbell Incorporated	96	22,565
L3Harris Technologies, Inc.	348	72,419
Norfolk Southern Corporation	149	36,808
Northrop Grumman Corporation	41	22,120
Republic Services, Inc.	140	18,025
Siemens Aktiengesellschaft - Class N	177	24,755
Union Pacific Corporation	119	24,724
		494,406
Consumer Staples 10.7%
Constellation Brands, Inc. - Class A	32	7,298
Keurig Dr Pepper Inc.	808	28,829
Kimberly-Clark Corporation	140	18,951
Kraft Foods Group, Inc.	1,326	53,989
Mondelez International, Inc. - Class A	1,251	83,390
Philip Morris International Inc.	1,105	111,815
The Coca-Cola Company	304	19,349
The Procter & Gamble Company	526	79,643
Walmart Inc.	540	76,622
		479,886
Information Technology 8.5%
Accenture Public Limited Company - Class A	62	16,544
Applied Materials, Inc.	248	24,111
Broadcom Inc.	117	65,418
Fidelity National Information Services, Inc.	207	14,065
Fiserv, Inc. (a)	661	66,798
KLA Corporation	183	69,150
Lam Research Corporation	67	28,286
Micron Technology, Inc.	508	25,375
Microsoft Corporation	81	19,413
TE Connectivity Ltd. (b)	109	12,559
Texas Instruments Incorporated	231	38,166
		379,885
Utilities 6.9%
Ameren Corporation	189	16,798
American Electric Power Company, Inc.	310	29,422
Dominion Energy, Inc.	243	14,914
DTE Energy Company	148	17,398
FirstEnergy Corp.	588	24,668
Sempra Energy	284	43,893
The Southern Company	1,985	141,777
WEC Energy Group Inc.	74	6,919
Xcel Energy Inc.	167	11,725
		307,514
Energy 5.9%
Chevron Corporation	407	73,105
ConocoPhillips	84	9,853
Exxon Mobil Corporation	1,243	137,093
Kinder Morgan, Inc.	2,489	44,994
		265,045
Consumer Discretionary 5.4%
Booking Holdings Inc. (a)	—	550
Dollar General Corporation	144	35,519
McDonald's Corporation	294	77,456
Ross Stores, Inc.	133	15,474
The Home Depot, Inc.	136	42,989
The TJX Companies, Inc.	281	22,378
Ulta Beauty, Inc. (a)	59	27,487
Yum! Brands, Inc.	164	20,955
		242,808
Communication Services 4.4%
Activision Blizzard, Inc.	252	19,314
Alphabet Inc. - Class C (a)	1,139	101,021
The Walt Disney Company (a)	362	31,451
Verizon Communications Inc.	1,178	46,425
		198,211
Materials 2.0%
International Flavors & Fragrances Inc.	217	22,729
Nutrien Ltd.	616	44,957
The Sherwin-Williams Company	88	20,790
		88,476
Real Estate 1.8%
Boston Properties, Inc.	70	4,758
Equity Lifestyle Properties, Inc.	152	9,849
ProLogis Inc.	405	45,687
Weyerhaeuser Company	696	21,569
		81,863
Total Common Stocks (cost $4,297,390)		4,433,114
SHORT TERM INVESTMENTS 1.3%
Investment Companies 1.3%
T. Rowe Price Government Reserve Fund, 4.25% (c) (d)	56,745	56,745
Total Short Term Investments (cost $56,745)		56,745
Total Investments 100.4% (cost $4,354,135)		4,489,859
Other Assets and Liabilities, Net (0.4)%		(17,332)
Total Net Assets 100.0%		4,472,527

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/T. Rowe Price Value Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	10/31/22	13,031	12,559	0.3

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Value Fund
Assets - Securities
Common Stocks	4,408,359	24,755	—	4,433,114
Short Term Investments	56,745	—	—	56,745
	4,465,104	24,755	—	4,489,859

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/WCM China Quality Growth Fund
COMMON STOCKS 92.1%
China 62.2%
Angel Yeast Co., Ltd. - Class A	33	215
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H (a)	10	151
Bondex Supply Chain Management Co., Ltd. - Class A	11	91
Changzhou Xingyu Automotive Lighting Systems Co., Ltd. - Class A	5	82
Eastroc Beverage(Group) Co., Ltd. - Class A	3	72
Hongfa Technology Co., Ltd. - Class A	17	82
Hundsun Technologies Inc. - Class A	16	94
Kweichow Moutai Co., Ltd. - Class A	1	198
Li Ning Company Limited	33	285
Pinduoduo Inc. - ADR (b)	2	148
Ping An Insurance (Group) Co of China Ltd - Class H	27	177
Qingdao Haier Biomedical Co Ltd - Class A	13	119
Qingdao Hairong Commercial Cold Chain Co., Ltd. - Class A	18	83
Rianlon Corporation - Class A	8	64
Shandong Sinocera Functional Material Co., Ltd. - Class A	15	61
Shenzhen H&T Intelligent Control Co., Ltd. - Class A	41	85
Shenzhen Xinyichang Technology Co., Ltd. - Class A	4	57
Shenzhou International Group Holdings Limited	23	256
Silergy Corp.	4	57
Tencent Holdings Limited	9	395
WuXi AppTec Co., Ltd. - Class H (a)	16	166
Xiamen Faratronic Co., Ltd. - Class A	5	117
Yadea Group Holdings Ltd (a)	42	70
Zhejiang Jiemei Electronic and Technology Co., Ltd. - Class A	33	132
Zhejiang Sanhua Intelligent Controls Co., Ltd. - Class A	26	79
ZTO Express (Cayman) Inc. - Class A - ADR	9	234
		3,570
Hong Kong 24.0%
AIA Group Limited	37	408
China Mengniu Dairy Company Limited	71	321
China Overseas Holdings Limited	210	218
Hong Kong Exchanges and Clearing Limited	3	129
Man Wah Holdings Limited	92	91
Techtronic Industries Company Limited	19	211
		1,378
Taiwan 5.9%
Airtac International Group	4	121
SIBON Electronics Co., Ltd.	24	214
		335
Total Common Stocks (cost $5,286)		5,283
SHORT TERM INVESTMENTS 7.6%
Investment Companies 7.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	433	433
Total Short Term Investments (cost $433)		433
Total Investments 99.7% (cost $5,719)		5,716
Other Assets and Liabilities, Net 0.3%		20
Total Net Assets 100.0%		5,736

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/WCM China Quality Growth Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H	04/26/22	165	151	2.6
WuXi AppTec Co., Ltd. - Class H	04/26/22	206	166	2.9
Yadea Group Holdings Ltd	11/07/22	73	70	1.2
		444	387	6.7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WCM China Quality Growth Fund
Assets - Securities
Common Stocks	382	4,901	—	5,283
Short Term Investments	433	—	—	433
	815	4,901	—	5,716

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/WCM Focused International Equity Fund
COMMON STOCKS 97.7%
United Kingdom 14.5%
AON Public Limited Company - Class A	170	51,031
AstraZeneca PLC	321	43,758
Experian PLC	1,318	45,142
Ferguson PLC	209	26,414
Linde Public Limited Company	84	27,585
		193,930
United States of America 11.5%
EPAM Systems, Inc. (a)	112	36,718
Lululemon Athletica Canada Inc. (a)	85	27,191
Mettler-Toledo International Inc. (a)	22	31,290
ResMed Inc.	118	24,650
Steris Limited	182	33,660
		153,509
Switzerland 10.5%
Alcon AG	602	41,217
Lonza Group AG	40	19,494
Nestle S.A. - Class N	347	40,236
Sika AG	162	38,986
		139,933
Canada 8.8%
Canadian Pacific Railway Limited	868	64,711
Thomson Reuters Corporation	243	27,714
Waste Connections, Inc.	190	25,161
		117,586
France 8.3%
LVMH Moet Hennessy Louis Vuitton	53	38,778
Pernod Ricard	156	30,837
Schneider Electric SE	297	41,779
		111,394
Netherlands 7.0%
Adyen B.V. (a) (b)	25	35,002
ASM International N.V.	97	24,645
ASML Holding N.V. - ADR	62	34,075
		93,722
Ireland 6.1%
Accenture Public Limited Company - Class A	166	44,256
Icon Public Limited Company (a)	193	37,493
		81,749
Denmark 5.9%
DSV A/S	122	19,204
Novo Nordisk A/S - Class B	446	60,314
		79,518
Australia 5.6%
Atlassian Corporation - Class A (a)	257	33,106
CSL Limited	213	41,707
		74,813
Japan 4.6%
Keyence Corporation	91	35,528
Lasertec Co., Ltd.	164	26,634
		62,162
Sweden 4.3%
Atlas Copco Aktiebolag - Class A	1,776	21,053
Evolution AB (publ) (b)	378	36,969
		58,022
Italy 3.5%
Ferrari N.V.	216	46,399
India 2.6%
ICICI Bank Limited - ADR	1,602	35,070
Hong Kong 2.5%
AIA Group Limited	3,047	33,602
China 2.0%
Li Ning Company Limited	3,092	26,680
Total Common Stocks (cost $1,168,040)		1,308,089
SHORT TERM INVESTMENTS 2.2%
Investment Companies 2.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	30,138	30,138
Total Short Term Investments (cost $30,138)		30,138
Total Investments 99.9% (cost $1,198,178)		1,338,227
Other Assets and Liabilities, Net 0.1%		737
Total Net Assets 100.0%		1,338,964

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/WCM Focused International Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen B.V.	09/18/20	41,018	35,002	2.6
Evolution AB (publ)	03/31/21	53,356	36,969	2.8
		94,374	71,971	5.4

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WCM Focused International Equity Fund
Assets - Securities
Common Stocks
United Kingdom	51,031	142,899	—	193,930
United States of America	153,509	—	—	153,509
Switzerland	—	139,933	—	139,933
Canada	117,586	—	—	117,586
France	—	111,394	—	111,394
Netherlands	34,075	59,647	—	93,722
Ireland	81,749	—	—	81,749
Denmark	—	79,518	—	79,518
Australia	33,106	41,707	—	74,813
Japan	—	62,162	—	62,162
Sweden	—	58,022	—	58,022
Italy	—	46,399	—	46,399

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WCM Focused International Equity Fund (continued)
India	35,070	—	—	35,070
Hong Kong	—	33,602	—	33,602
China	—	26,680	—	26,680
Short Term Investments	30,138	—	—	30,138
	536,264	801,963	—	1,338,227

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Westchester Capital Event Driven Fund
COMMON STOCKS 58.6%
Financials 29.0%
7 Acquisition Corporation - Class A (a)	11	110
A SPAC II Acquisition Corp (a)	10	98
Adara Acquisition Corp. - Class A (a)	8	81
African Gold Acquisition Corp. - Class A (a)	13	132
AfterNext HealthTech Acquisition Corp. - Class A (a)	16	160
Ahren Acquisition Corp - Class A (a)	7	77
Alpha Partners Technology Merger Corp. - Class A (a)	13	134
ALSP Orchid Acquisition Corporation I - Class A (a)	23	232
Altenergy Acquisition Corp. (a)	4	39
Altimar Acquisition Corp. III (a)	5	48
Altimar Acquisition Corp. III - Class A (a)	7	67
Andretti Acquisition Corp. - Class A (a)	5	48
Arctos Northstar Acquisition Corp. - Class A (a)	16	160
Arrowroot Acquisition Corp. - Class A (a)	21	214
ARYA Sciences Acquisition Corp IV - Class A (a)	4	37
Aura Fat Projects Acquisition Corp. (a)	13	129
Aurora Acquisition Corp. - Class A (a)	5	53
Aurora Technology Acquisition Corp. - Class A (a)	20	200
Authentic Equity Acquisition Corp. (a)	22	222
B. Riley Principal 250 Merger Corp. - Class A (a)	13	126
Bannix Acquisition Corp. (a)	1	6
Bilander Acquisition Corp. - Class A (a)	13	131
Biotech Acquisition Company - Class A (a)	13	133
Bleuacacia Ltd - Class A (a)	37	371
Blueriver Acquisition Corp. - Class A (a)	20	200
Bullpen Parlay Acquisition Company - Class A (a)	8	81
Burtech Acquisition Corp. - Class A (a)	21	210
Canna-Global Acquisition Corp. - Class A (a)	4	37
CapitalWorks Emerging Markets Acquisition Corp. - Class A (a)	2	22
Cartesian Growth Corporation II (a)	7	69
Cartica Acquisition Corp. - Class A (a)	5	55
Catalyst Partners Acquisition Corp. - Class A (a)	21	214
CC Neuberger Principal Holdings III - Class A (a)	13	136
Churchill Capital Corp VII - Class A (a)	63	629
Churchill Capital Corp. V - Class A (a)	13	125
CIIG Capital Partners II, Inc. - Class A (a)	10	103
Coliseum Acquisition Corp. - Class A (a)	5	54
Colonnade Acquisition Corp. II - Class A (a)	32	322
Concord Acquisition Corp. II - Class A (a)	13	133
Consilium Acquisition Corp I Ltd - Class A (a)	6	59
Constellation Acquisition Corp I - Class A (a)	39	397
Conyers Park III Acquisition Corp. - Class A (a)	13	131
Corazon Capital V838 Monoceros Corp - Class A (a)	15	156
Core Parenterals Limited - Class A (a)	—	1
Cowen Inc. - Class A	7	264
Decarbonization Plus Acquisition Corporation IV - Class A (a)	26	268
Deep Lake Capital Acquisition Corp. - Class A (a)	54	543
dMY Technology Group, Inc. VI - Class A (a)	14	141
DP Cap Acquisition Corp I - Class A (a)	10	104
Dragoneer Growth Opportunities Corp. III - Class A (a)	40	399
Elliott Opportunity II Corp. (a)	2	25
Elliott Opportunity II Corp. - Class A (a)	39	392
Embrace Change Acquisition Corp. (a)	7	68
Enphys Acquisition Corp. - Class A (a)	—	1
Enterprise 4.0 Technology Acquisition Corp. (a)	4	39
Enterprise 4.0 Technology Acquisition Corp. - Class A (a)	2	25
ESGEN Acquisition Corp - Class A (a)	17	181
ESM Acquisition Corporation (a)	25	250
ExcelFin Acquisition Corp. (a)	4	39
Far Peak Acquisition Corp. - Class A (a)	96	964
Fat Projects Acquisition Corp - Class A (a)	14	143
Fifth Wall Acquisition Corp. III - Class A (a)	16	161
FinTech Evolution Acquisition Group (a)	16	163
First Horizon Corporation (b)	70	1,723
Focus Impact Acquisition Corp. - Class A (a)	8	85
Fortress Capital Acquisition Corp - Class A (a)	56	563
Freedom Acquisition I Corp. - Class A (a)	15	150
FTAC Athena Acquisition Corp. - Class A (a)	23	234
FTAC Hera Acquisition Corp. (a)	16	165
FTAC Hera Acquisition Corp. - Class A (a)	38	386
FTAC Parnassus Acquisition Corp. - Class A (a)	13	133
FTAC Zeus Acquisition Corp. - Class A (a)	40	402
Fusion Acquisition Corp. II (a)	7	68
Fusion Acquisition Corp. II - Class A (a)	4	41
G Squared Ascend I Inc. - Class A (a)	49	498
G Squared Ascend II, Inc. (a)	5	53
G Squared Ascend II, Inc. - Class A (a)	2	15
Gesher I Acquisition Corp - Class A (a)	8	78
Goal Acquisitions Corp. (a)	120	1,206
Gores Holdings IX, Inc. - Class A (a)	5	46
Green Visor Financial Technology Acquisition Corp. I - Class A (a)	39	401
GX Acquisition Corp. II - Class A (a)	14	144
Hainan Manaslu Acquisition Corp. (a)	28	284
Heliogen, Inc. - Class A (a)	7	74
HH&L Acquisition Co. - Class A (a)	33	333
Home Plate Acquisition Corporation - Class A (a)	11	112
Ibere Pharmaceuticals - Class A (a)	6	63
Iconic Sports Acquisition Corp. - Class A (a)	5	55
Igate Computer Systems Limited - Class A (a)	24	245
Independence Holdings Corp. (a)	25	248
Independence Holdings Corp. - Class A (a)	46	463
Infinite Acquisition Corp. (a)	3	32
Infinite Acquisition Corp. - Class A (a)	1	10
Inflection Point Acquisition Corp. - Class A (a)	39	393
Innovative International Acquisition Corp. - Class A (a)	11	115
Investcorp Europe Acquisition Corp I - Class A (a)	7	75
Investcorp India Acquisition Corp. - Class A (a)	8	87
Itiquira Acquisition Corp. - Class A (a)	10	97
Jack Creek Investment Corp. - Class A (a)	24	238
Jaws Hurricane Acquisition Corp - Class A (a)	30	301
Jaws Juggernaut Acquisition Corp. (a)	9	89
Jaws Juggernaut Acquisition Corp. - Class A (a)	4	40
Jaws Mustang Acquisition Corp. - Class A (a)	99	998
Kadem Sustainable Impact Corporation - Class A (a)	9	87
Kairos Acquisition Corp. (a)	57	577
Kensington Capital Acquisition Corp. V (a)	25	253
Kernel Group Holdings, Inc. - Class A (a)	13	130
Khosla Ventures Acquisition Co. - Class A (a)	13	132
Kismet Acquisition Three Corp. - Class A (a) (c)	13	131
Kismet Acquisition Two Corp. - Class A (a)	2	22
L Catterton Asia Acquisition Corp - Class A (a)	13	132
Lazard Growth Acquisition Corp. I (a)	46	463
LDH Growth Corp I - Class A (a)	13	132
Live Oak Crestview Climate Acquisition Corp. (a)	13	127
Live Oak Mobility Acquisition Corp. - Class A (a)	15	150
M3-Brigade Acquisition II Corp. (a)	8	75
M3-Brigade Acquisition II Corp. - Class A (a)	13	129
M3-Brigade Acquisition III Corp. - Class A (a)	14	144
Macondray Capital Acquisition Corp. I (a)	6	57
Magnum Opus Acquisition Limited - Class A (a)	13	129
MarketWise, Inc. - Class A (a)	5	8
Marlin Technology Corp. - Class A (a)	77	776
Mason Industrial Technology, Inc. (a)	23	232
Medicus Sciences Acquisition Corp. - Class A (a)	6	60
MELI Kaszek Pioneer Corp - Class A (a)	6	61
Moringa Acquisition Corp. - Class A (a)	2	25
Motive Capital Corp II (a)	32	330
Mountain & Co I Acquisition Corp - Class A (a)	20	207
MSD Acquisition Corp. - Class A (a)	53	533
New Vista Acquisition Corp (a)	60	601
Newbury Street Acquisition Corporation (a)	25	251
Noble Rock Acquisition Corp. - Class A (a)	27	273
North Atlantic Acquisition Corp. - Class A (a)	35	352
Northern Genesis Acquisition Corp. III (a)	13	131
Northern Star Investment Corp. IV - Class A (a)	27	271
Orion Biotech Opportunities Corp. - Class A (a)	1	6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Oxus Acquisition Corp - Class A (a)	5	50
Pepperlime Health Acquisition Corp. - Class A (a)	15	151
Peridot Acquisition Corp. II (a)	21	208
Peridot Acquisition Corp. II - Class A (a)	25	253
Pioneer Merger Corp. - Class A (a)	32	322
Plum Acquisition Corp. I (a)	25	254
Pontem Corp - Class A (a)	134	1,351
Post Holdings Partnering Corporation - Series A (a)	19	193
Power & Digital Infrastructure Acquisition II Corp. - Class A (a)	1	14
Powered Brands - Class A (a)	—	—
PowerUp Acquisition Corp. - Class A (a)	9	96
Priveterra Acquisition Corp. - Class A (a)	15	149
PROOF Acquisition Corp I (a)	10	102
Pyrophyte Acquisition Corp. (a)	5	51
Rigel Resource Acquisition Corp. - Class A (a)	1	15
RMG Acquisition Corp. III - Class A (a)	59	599
Rocket Internet Growth Opportunities Corp. - Class A (a)	33	329
ScION Tech Growth II (a)	25	247
Screaming Eagle Acquisition Corp. - Class A (a)	42	420
Semper Paratus Acquisition Corp. (a)	5	52
Shelter Acquisition Corporation I (a) (c)	2	—
SilverSPAC Inc. - Class A (a)	8	79
Slam Corp. - Class A (a)	39	396
Social Capital Suvretta Holdings Corp. II - Class A (a)	29	294
Social Capital Suvretta Holdings Corp. IV - Class A (a)	27	267
Spree Acquisition Corp. 1 Limited - Class A (a)	22	230
Spring Valley Acquisition Corp. II (a)	3	28
StoneBridge Acquisition Corporation - Class A (a)	11	115
Supernova Partners Acquisition Company III, Ltd. - Class A (a)	51	512
SVF Investment Corp. - Class A (a)	16	163
SVF Investment Corp. 2 - Class A (a)	38	378
Talon 1 Acquisition Corp. - Class A (a)	20	202
Target Global Acquisition I Corp. (a)	11	117
TCV Acquisition Corp. - Class A (a)	35	349
TenX Keane Acquisition (a)	8	78
Thunder Bridge Capital Partners IV, Inc. - Class A (a)	17	172
Tio Tech A - Class A (a)	30	303
TortoiseEcofin Acquisition Corp. III - Class A (a)	21	206
Twin Ridge Capital Acquisition Corp. - Class A (a)	4	40
TZP Strategies Acquisition Corp. (a)	14	138
Valor Latitude Acquisition Corp. - Class A (a)	25	247
Valuence Merger Corp. I - Class A (a)	1	14
Vector Acquisition Corp. II - Class A (a)	23	232
Viscogliosi Brothers Acquisition Corp. (a)	4	38
Warburg Pincus Capital Corporation I-A - Class A (a)	27	277
Warburg Pincus Capital Corporation I-B - Class A (a)	5	54
Waverley Capital Acquisition Corp. 1 - Class A (a)	6	64
World Quantum Growth Acquisition Corp. - Class A (a)	26	261
XPAC Acquisition Corp. - Class A (a)	4	39
		38,191
Health Care 7.8%
1Life Healthcare, Inc. (a)	49	818
Horizon Therapeutics Public Limited Company (a)	35	3,995
LHC Group, Inc. (a) (b)	15	2,414
Oyster Point Pharma, Inc. (a)	110	1,232
Q-Si Operations Inc. - Class A (a)	25	45
Signify Health, Inc. - Class A (a) (b)	63	1,807
		10,311
Industrials 6.2%
Aerojet Rocketdyne Holdings, Inc. (a)	9	530
Altra Industrial Motion Corp. (b)	9	566
Atlas Air Worldwide Holdings, Inc. (a)	2	203
Atlas Corp. (b)	106	1,628
Crane Holdings, Co. (d)	1	90
Emerson Electric Co. (d)	8	807
General Electric Company (d)	28	2,354
Griffon Corporation (d)	40	1,432
IAA Spinco Inc. (a)	1	23
Maxar Technologies Inc.	9	489
		8,122
Information Technology 5.5%
Coupa Software Incorporated (a)	8	667
E2Open Parent Holdings, Inc. (a)	24	244
EVO Payments, Inc. - Class A (a)	3	115
Knowbe4, Inc. - Class A (a)	10	236
Rogers Corporation (a) (d)	2	201
Sierra Wireless, Inc. (a) (b)	41	1,199
Silicon Motion, Inc. - ADR	9	569
Tower Semiconductor Ltd. (a)	—	2
VMware, Inc. - Class A (a) (b)	33	4,009
		7,242
Communication Services 2.7%
Activision Blizzard, Inc.	16	1,238
MGM Holdings, Inc. - Class A (a) (c)	4	19
Sciplay Corporation - Class A (a)	3	50
Shaw Communications Inc. - Class B	80	2,301
		3,608
Materials 2.7%
Vale S.A. - ADR	123	2,091
Yamana Gold Inc. (b)	266	1,477
		3,568
Consumer Discretionary 2.3%
Cazoo Group Ltd - Class A (a)	18	3
iRobot Corporation (a)	3	121
Poshmark, Inc. - Class A (a)	10	187
Sportsman's Warehouse Holdings, Inc. (a)	6	58
Wynn Resorts, Limited (a) (b) (d)	31	2,598
		2,967
Consumer Staples 1.0%
Kellogg Company (d)	19	1,354
TPCO Holding Corp. - Class A (a)	9	1
		1,355
Energy 0.7%
Euronav	52	888
Real Estate 0.7%
Store Capital Corporation (d)	26	848
Total Common Stocks (cost $75,811)		77,100
CORPORATE BONDS AND NOTES 23.0%
Communication Services 6.2%
Cengage Learning, Inc.
9.50%, 06/15/24 (e)	2,629	2,504
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/29 (e)	1,024	745
Connect Finco SARL
6.75%, 10/01/26 (e)	1,176	1,096
Getty Images, Inc.
9.75%, 03/01/27 (e)	2,557	2,521
TEGNA Inc.
4.63%, 03/15/28	245	233
5.00%, 09/15/29	1,046	990
		8,089
Consumer Discretionary 3.7%
Aramark Services, Inc.
5.00%, 04/01/25 (e)	359	351
6.38%, 05/01/25 (e)	2,382	2,359
Entertainment Studios, Inc.
10.50%, 02/15/28 (e)	1,365	519
Grubhub Holdings Inc.
5.50%, 07/01/27 (e)	673	487
Scientific Games International, Inc.
7.00%, 05/15/28 (e)	1,247	1,192
		4,908
Industrials 3.1%
Foxtrot Escrow Issuer LLC
12.25%, 11/15/26 (e)	1,180	976
Granite US Holdings Corporation
11.00%, 10/01/27 (e)	507	534

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
IEA Energy Services LLC
6.63%, 08/15/29 (e)	1,184	1,109
Mauser Packaging Solutions Holding Company
7.25%, 04/15/25 (e)	1,304	1,207
Stevens Holding Co., Inc.
6.13%, 10/01/26 (e)	298	300
		4,126
Information Technology 2.5%
Coupa Software Incorporated
0.13%, 06/15/25 (f)	354	343
0.38%, 06/15/26 (f)	668	645
MoneyGram International, Inc.
5.38%, 08/01/26 (e)	1,254	1,269
ViaSat, Inc.
5.63%, 04/15/27 (e)	1,168	1,059
		3,316
Consumer Staples 2.4%
Ahern Rentals, Inc.
7.38%, 05/15/23 (e)	1,129	1,129
Treehouse Foods, Inc.
4.00%, 09/01/28	1,206	1,028
Vector Group Ltd.
10.50%, 11/01/26 (e)	1,025	1,021
		3,178
Real Estate 2.4%
iStar Inc.
4.75%, 10/01/24	376	374
4.25%, 08/01/25	2,226	2,185
5.50%, 02/15/26	22	22
WeWork Companies Inc.
7.88%, 05/01/25 (e)	665	249
WeWork Companies LLC
5.00%, 07/10/25 (e)	993	325
		3,155
Energy 1.0%
CONSOL Energy Inc.
11.00%, 11/15/25 (e)	1,336	1,372
Materials 1.0%
Resolute Forest Products Inc.
4.88%, 03/01/26 (e)	1,274	1,253
Health Care 0.7%
Mallinckrodt International Finance S.A.
10.00%, 04/15/25 (e)	1,040	889
Total Corporate Bonds And Notes (cost $33,941)		30,286
SENIOR FLOATING RATE INSTRUMENTS 4.9%
Communication Services 2.4%
Maxar Technologies Ltd.
2022 Term Loan B, 0.00%, (1 Month Term SOFR + 4.25%), 06/09/29 (g) (h)	2,200	2,198
Syniverse Holdings, Inc.
2022 Term Loan, 10.55%, (3 Month Term SOFR + 7.00%), 05/06/27 (g)	1,097	953
		3,151
Energy 1.6%
Granite Holdings US Acquisition Co.
2021 Term Loan B, 7.67%, (3 Month USD LIBOR + 4.00%), 09/30/26 (g)	2,048	2,045
Health Care 0.6%
Mallinckrodt International Finance S.A.
2022 USD Term Loan, 9.99%, (3 Month USD LIBOR + 5.25%), 09/30/27 (g) (i)	1,123	844
Utilities 0.3%
Talen Energy Supply, LLC
Term Loan, 0.00%, (SOFR + 4.75%), 11/11/23 (g) (h)	390	392
Consumer Staples 0.0%
Rentpath, Inc.
2021 Stub Current Face Term Loan, 0.00%, 12/31/24 (a) (c) (j)	196	2
Total Senior Floating Rate Instruments (cost $6,803)		6,434
OTHER EQUITY INTERESTS 3.5%
Altaba Inc. (a) (c) (k)	1,224	4,585
Pershing Square Tontine Holdings, Ltd. (a) (c) (k)	16	2
Total Other Equity Interests (cost $13,191)		4,587
INVESTMENT COMPANIES 0.6%
Ares Dynamic Credit Allocation Fund, Inc.	2	29
BlackRock Debt Strategies Fund, Inc.	4	33
DoubleLine Income Solutions Fund	3	28
First Trust Senior Floating Rate Income Fund II	3	32
Franklin Universal Trust	40	266
Nuveen Credit Strategies Income Fund	64	327
Nuveen New York AMT-Free Quality Municipal Income Fund	12	118
Saba Capital Income & Opportunities Fund	4	33
Total Investment Companies (cost $1,095)		866
RIGHTS 0.3%
Akouos, Inc. (a) (c)	11	8
Bristol-Myers Squibb Company (a) (c)	92	92
Pan American Silver Corp. (a)	429	245
Total Rights (cost $606)		345
PREFERRED STOCKS 0.2%
Consumer Discretionary 0.1%
Fossil Group, Inc., 7.00%, 11/30/26	12	184
Industrials 0.1%
Babcock & Wilcox Enterprises, Inc., 6.50%, 12/31/26	4	91
Total Preferred Stocks (cost $400)		275
WARRANTS 0.0%
26 Capital Acquisition Corp. (a)	11	3
Achari Ventures Holdings Corp. I (a)	19	1
Akazoo Internet and Digital Appliances Enterprises Services SA (a) (c)	120	—
Amprius Technologies, Inc. (a)	10	3
Arrowroot Acquisition Corp. (a)	16	—
Athena Consumer Acquisition Corp. (a)	1	—
biote Corp. (a)	3	1
Buzzfeed, Inc. (a)	7	—
BYTE Acquisition Corp. (a)	102	8
Carney Technology Acquisition Corp. II (a)	4	—
Cazoo Group Ltd (a)	14	—
CF Acquisition Corp. VIII (a)	6	—
CIIG Capital Partners II, Inc. (a)	5	—
Colonnade Acquisition Corp. II (a)	5	—
Compute Health Acquisition Corp. (a)	9	1
Corner Growth Acquisition Corp. (a)	4	—
D And Z Media Acquisition Corp. (a)	42	2
Deep Lake Capital Acquisition Corp. (a)	27	—
ECARX Holdings Inc (a)	12	1
Embark Technology, Inc. (a)	9	—
Epiphany Technology Acquisition Corp. (a)	19	—
ESGEN Acquisition Corp (a)	2	—
Fortress Capital Acquisition Corp (a) (c)	11	—
Foxo Technologies Inc. (a)	11	—
G Squared Ascend I Inc. (a)	6	—
Gesher I Acquisition Corp (a)	2	1
Getaround, Inc. (a)	5	—
Ginkgo Bioworks Holdings, Inc. (a)	5	1
Goal Acquisitions Corp. (a)	119	6
Golden Falcon Acquisition Corp. (a)	29	4
Grove Collaborative Holdings, Inc. (a)	5	1
HPX Corp. (a)	17	6
Igate Computer Systems Limited (a)	5	1
International Media Acquisition Corp. (a)	19	—
Jack Creek Investment Corp. (a)	12	2
Kaixin Auto Holdings (a)	123	3
KLDiscovery (a)	78	2
Kludein I Acquisition Corp. (a)	10	1
Legacy EJY Subsidiary LLC (a)	15	—
Marlin Technology Corp. (a)	26	—
Moneylion Technologies Inc. (a)	34	1
NewAmsterdam Pharma Company N.V. (a)	7	5
North Atlantic Acquisition Corp. (a)	8	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Northern Star Investment Corp. II (a)	1	—
Pear Therapeutics (US), Inc. (a)	16	2
Pepperlime Health Acquisition Corp. (a)	9	—
Phoenix Biotech Acquisition Corp. (a)	2	—
Pioneer Merger Corp. (a)	8	—
Pontem Corp (a)	22	2
Prospector Capital Corp. (a)	37	1
Q-Si Operations Inc. (a)	13	3
Reebonz Holding Limited (a) (c)	51	—
RMG Acquisition Corp. III (a)	9	—
Rocket Internet Growth Opportunities Corp. (a) (c)	6	—
Screaming Eagle Acquisition Corp. (a)	8	2
Senior Connect Acquisition Corp. I (a)	12	1
Slam Corp. (a)	3	—
Supernova Partners Acquisition Company III, Ltd. (a)	8	—
Talkspace, Inc. (a)	18	1
Thunder Bridge Capital Partners III, Inc. (a)	10	1
Whole Earth Brands, Inc. (a)	43	10
Total Warrants (cost $700)		77
SHORT TERM INVESTMENTS 5.0%
Investment Companies 5.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (l) (m)	6,617	6,617
Total Short Term Investments (cost $6,617)		6,617
Total Investments 96.1% (cost $139,164)		126,587
Total Securities Sold Short (4.4)% (proceeds $5,579)		(5,741)
Total Purchased Options 0.1% (cost $296)		115
Other Derivative Instruments (2.7)%		(3,565)
Other Assets and Liabilities, Net 10.9%		14,264
Total Net Assets 100.0%		131,660

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) All or a portion of the security is subject to a written call option.

(e) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $24,466 and 18.6% of the Fund.

(f) Convertible security.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(i) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(j) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(k) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(l) Investment in affiliate.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (4.4%)
COMMON STOCKS (3.9%)
Information Technology (2.0%)
Broadcom Inc.	(4)	(2,302)
MaxLinear, Inc.	(9)	(315)
		(2,617)
Materials (0.9%)
Agnico Eagle Mines Limited	(10)	(520)
Pan American Silver Corp.	(43)	(695)
		(1,215)
Energy (0.8%)
Frontline Ltd.	(87)	(1,061)
Financials (0.2%)
AON Public Limited Company - Class A	(1)	(240)
Industrials (0.0%)
Ritchie Bros. Auctioneers Incorporated	—	(19)
Total Common Stocks (proceeds $4,950)		(5,152)
GOVERNMENT AND AGENCY OBLIGATIONS (0.5%)
U.S. Treasury Note (0.5%)
Treasury, United States Department of
3.25%, 06/30/29	(616)	(589)
Total Government And Agency Obligations (proceeds $629)		(589)
Total Securities Sold Short (4.4%) (proceeds $5,579)		(5,741)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Westchester Capital Event Driven Fund — Long Term Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend/ Interest Income ($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Apollo Strategic Growth Capital	11	—	11	—	(5)	5	—	—
Apollo Strategic Growth Capital - Class A	145	—	147	—	9	(7)	—	—
Apollo Tactical Income Fund	—	328	300	6	(28)	—	—	—
	156	328	458	6	(24)	(2)	—	—

JNL/Westchester Capital Event Driven Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Options on Securities
Crane Holdings, Co.	Put	95.00	02/17/23	59	14
Emerson Electric Co.	Put	80.00	02/17/23	84	3
General Electric Company	Put	70.00	01/20/23	83	1
General Electric Company	Put	65.00	01/20/23	198	1
Griffon Corporation	Put	27.00	02/17/23	400	17
Kellogg Company	Put	57.50	01/20/23	201	—
SPDR S&P 500 ETF Trust	Put	375.00	01/20/23	72	31
Vale S.A.	Put	14.00	01/20/23	1,232	6
Valvoline, Inc.	Put	30.00	01/20/23	172	3
Valvoline, Inc.	Put	25.00	01/20/23	513	—
Wynn Resorts, Limited	Put	55.00	01/20/23	213	1
Wynn Resorts, Limited	Put	52.50	01/20/23	102	1
					78

JNL/Westchester Capital Event Driven Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts[1]	Value ($)
Options on Securities
Deutsche Telekom AG	JPM	Put	EUR	18.00	02/17/23	1,238	37

JNL/Westchester Capital Event Driven Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts[1]	Value ($)
Options on Securities
Activision Blizzard, Inc.	Call	75.00	01/20/23	75	(22)
Activision Blizzard, Inc.	Call	77.50	01/20/23	62	(10)
Activision Blizzard, Inc.	Call	80.00	01/20/23	42	(2)
Activision Blizzard, Inc.	Call	67.50	01/20/23	39	(37)
Activision Blizzard, Inc.	Call	70.00	01/20/23	38	(26)
Activision Blizzard, Inc.	Call	72.50	01/20/23	20	(10)
Activision Blizzard, Inc.	Put	72.50	01/20/23	27	(2)
Aerojet Rocketdyne Holdings, Inc.	Call	57.50	01/20/23	58	—
AT&T Inc.	Call	20.00	01/20/23	550	(1)
AT&T Inc.	Call	19.00	01/20/23	467	(3)
Coupa Software Incorporated	Call	80.00	01/20/23	84	—
Crane Holdings, Co.	Call	100.00	02/17/23	59	(31)
Emerson Electric Co.	Call	90.00	02/17/23	84	(67)
General Electric Company	Call	75.00	01/20/23	281	(260)
Griffon Corporation	Call	32.00	02/17/23	400	(218)
Horizon Therapeutics Public Limited Company	Call	115.00	01/20/23	180	(3)
Kellogg Company	Call	65.00	01/20/23	190	(124)
Maxar Technologies Inc.	Call	50.00	01/20/23	95	(19)
Rogers Corporation	Call	120.00	01/20/23	3	(1)
SPDR S&P 500 ETF Trust	Call	400.00	01/20/23	21	(3)
SPDR S&P 500 ETF Trust	Put	360.00	01/20/23	53	(7)
Store Capital Corporation	Call	32.50	01/20/23	36	(1)
Vale S.A.	Call	15.00	01/20/23	1,232	(261)
Valvoline, Inc.	Call	35.00	01/20/23	172	(2)
Valvoline, Inc.	Call	30.00	01/20/23	513	(149)
Vodafone Group Public Limited Company	Put	10.00	02/17/23	657	(27)
Wynn Resorts, Limited	Call	60.00	01/20/23	213	(484)
Wynn Resorts, Limited	Call	57.50	01/20/23	102	(257)
					(2,027)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Westchester Capital Event Driven Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts[1]	Value ($)
Options on Securities
Deutsche Telekom AG	JPM	Call	EUR	19.20	02/17/23	928	(28)
Dufry AG	JPM	Call	CHF	40.00	03/17/23	106	(14)
							(42)

JNL/Westchester Capital Event Driven Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
GBP/USD	JPM	01/17/23	GBP	119	144	(1)
USD/CAD	JPM	02/22/23	CAD	(1,208)	(894)	(5)
USD/CAD	JPM	02/22/23	CAD	(658)	(485)	3
USD/CAD	JPM	03/15/23	CAD	(1,013)	(748)	(1)
USD/CAD	JPM	03/15/23	CAD	(2,237)	(1,653)	2
USD/EUR	JPM	01/25/23	EUR	(346)	(371)	(20)
USD/EUR	JPM	02/15/23	EUR	(365)	(392)	(31)
USD/EUR	JPM	03/03/23	EUR	(2,486)	(2,672)	(22)
USD/EUR	JPM	03/15/23	EUR	(306)	(329)	(2)
USD/GBP	JPM	01/17/23	GBP	(119)	(144)	(8)
USD/GBP	JPM	02/02/23	GBP	(2,068)	(2,503)	65
USD/GBP	GSC	03/10/23	GBP	(427)	(517)	(12)
USD/GBP	JPM	03/10/23	GBP	(826)	(1,000)	(6)
USD/GBP	JPM	03/10/23	GBP	(12)	(14)	—
USD/GBP	GSC	03/22/23	GBP	(92)	(112)	1
USD/GBP	JPM	03/28/23	GBP	(366)	(444)	2
USD/JPY	JPM	02/15/23	JPY	(18,155)	(139)	(15)
					(12,273)	(50)

JNL/Westchester Capital Event Driven Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
EQUITY
1Life Healthcare, Inc. (MT)	OBFR +0.75% (Q)	BOA	08/08/23 ††	1,576	—	(26)
ABIOMED, Inc. (MT)‡	OBFR +0.00% (M)	BOA	12/22/23 ††	—	—	1
AT&T Inc. (MT)	OBFR +0.75% (Q)	BOA	03/03/23 ††	2,422	—	(554)
Atlas Air Worldwide Holdings, Inc. (MT)	OBFR +0.75% (Q)	BOA	08/18/23 ††	3,187	—	48
AVEVA Group plc (MT)	OBFR +0.40% (Q)	BOA	08/26/23 ††	717	—	11
Bristol-Myers Squibb Company (MT)‡	1M LIBOR +0.00% (Q)	BOA	12/20/23 ††	—	—	38
Brookfield Property Preferred LP (MT)	OBFR +0.75% (M)	BOA	08/02/23 ††	27	—	(3)
Cazoo Group Ltd (MT)	OBFR +0.75% (Q)	BOA	11/26/23 ††	8	—	(5)
Federal Home Loan Mortgage Corporation (MT)	OBFR +1.15% (M)	BOA	01/20/23 ††	988	—	(222)
HomeServe PLC (MT)	OBFR +0.60% (Q)	BOA	05/24/23 ††	2,200	—	15
Summit Industrial Income REIT (MT)	OBFR +1.20% (Q)	BOA	12/26/23 ††	1,327	—	2
TEGNA Inc. (MT)	OBFR +0.75% (Q)	BOA	02/28/23 ††	1,270	—	(92)
1Life Healthcare, Inc. (MT)	OBFR +0.61% (Q)	GSC	11/03/23 ††	1,113	—	(14)
Activision Blizzard, Inc. (MT)	OBFR +0.61% (Q)	GSC	03/11/23 ††	1,254	—	(67)
AVEVA Group plc (MT)	OBFR +0.61% (Q)	GSC	11/14/23 ††	492	—	21
Bluerock Homes Trust, Inc. (MT)	OBFR +0.61% (Q)	GSC	10/13/23 ††	—	—	29
Crane Holdings, Co. (MT)	OBFR +0.61% (Q)	GSC	06/15/23 ††	440	—	62
Entain PLC (MT)	OBFR +0.61% (Q)	GSC	11/15/23 ††	71	—	1
Euronav (MT)	OBFR +0.61% (Q)	GSC	09/12/23 ††	399	—	(44)
EVO Payments, Inc. (MT)	OBFR +0.61% (Q)	GSC	11/07/23 ††	1,389	—	8
First Horizon Corporation (MT)	OBFR +0.61% (Q)	GSC	03/07/23 ††	3,172	—	94
LHC Group, Inc. (MT)	OBFR +0.61% (Q)	GSC	05/26/23 ††	1,317	—	(32)
MoneyGram International, Inc. (MT)	OBFR +0.61% (Q)	GSC	09/28/23 ††	631	—	30
Rogers Corporation (MT)	OBFR +0.61% (Q)	GSC	01/13/23 ††	1,626	—	(917)
Saba Capital Income & Opportunities Fund (MT)	OBFR +1.21% (M)	GSC	05/20/23 ††	90	—	(13)
Silicon Motion, Inc. (MT)	OBFR +0.61% (Q)	GSC	08/08/23 ††	1,205	—	(233)
Store Capital Corporation (MT)	OBFR +0.61% (Q)	GSC	11/03/23 ††	3,151	—	34
Tower Semiconductor Ltd. (MT)	OBFR +0.61% (M)	GSC	06/14/23 ††	731	—	(54)
Valvoline, Inc. (MT)	OBFR +0.61% (Q)	GSC	03/08/23 ††	2,545	—	228
Willis Towers Watson Public Limited Company (MT)	OBFR +0.61% (Q)	GSC	05/16/23 ††	327	—	71
Aareal Bank AG (MT)	OBFR +0.55% (Q)	JPM	01/22/24 ††	317	—	—
Autogrill S.P.A. (MT)	OBFR +0.55% (Q)	JPM	07/15/23 ††	626	—	28
AVEVA Group plc (MT)	OBFR +0.45% (Q)	JPM	11/29/23 ††	275	—	4
BlackRock Floating Rate Income Strategies Fund, Inc. (MT)	OBFR +0.76% (Q)	JPM	02/03/23 ††	267	—	(50)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Westchester Capital Event Driven Fund — OTC Total Return Swap Agreements (continued)
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Deutsche Telekom AG (MT)	OBFR +0.55% (Q)	JPM	12/20/23 ††	2,368	—	98
EMIS Group PLC (MT)	OBFR +0.45% (Q)	JPM	08/17/23 ††	418	—	12
HomeServe PLC (MT)	OBFR +0.45% (Q)	JPM	06/09/23 ††	275	—	—
Invesco Senior Income Trust (MT)	OBFR +0.38% (Q)	JPM	01/31/23 ††	93	—	(9)
Nuveen New York AMT-Free Quality Municipal Income Fund (MT)	OBFR +0.38% (Q)	JPM	08/23/23 ††	1,089	—	4
SLM Corporation (MT)	OBFR +0.38% (Q)	JPM	08/23/23 ††	1,579	—	(16)
Toshiba Corporation (MT)	OBFR +0.55% (Q)	JPM	04/20/23 ††	135	—	(26)
Vivendi SE (MT)	OBFR +0.55% (Q)	JPM	08/19/23 ††	360	—	53
					—	(1,485)
Total return swap agreements - paying return
EQUITY
Pan American Silver Corp. (MT)	OBFR -0.40% (Q)	BOA	03/24/23 ††	(354)	—	6
Frontline Ltd. (MT)	OBFR -3.32% (Q)	GSC	11/11/23 ††	(261)	—	34
Dufry AG (MT)	OBFR -0.75% (Q)	JPM	08/03/23 ††	(23)	—	(1)
					—	39

††For this swap agreement, the expiration date represents the termination date, which is generally 13 months from the effective date. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

‡Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Westchester Capital Event Driven Fund
Assets - Securities
Common Stocks	76,950	—	150	77,100
Corporate Bonds And Notes	—	30,286	—	30,286
Senior Floating Rate Instruments	—	6,432	2	6,434
Other Equity Interests	—	—	4,587	4,587
Investment Companies	866	—	—	866
Rights	245	—	100	345
Preferred Stocks	275	—	—	275
Warrants	77	—	—	77
Short Term Investments	6,617	—	—	6,617
	85,030	36,718	4,839	126,587
Liabilities - Securities
Common Stocks	(5,152)	—	—	(5,152)
Government And Agency Obligations	—	(589)	—	(589)
	(5,152)	(589)	—	(5,741)
Assets - Investments in Other Financial Instruments[1]
Exchange Traded Purchased Options	78	—	—	78
OTC Purchased Options	—	37	—	37
Open Forward Foreign Currency Contracts	—	73	—	73
OTC Total Return Swap Agreements	—	893	39	932
	78	1,003	39	1,120
Liabilities - Investments in Other Financial Instruments[1]
Exchange Traded Written Options	(2,027)	—	—	(2,027)
OTC Written Options	—	(42)	—	(42)
Open Forward Foreign Currency Contracts	—	(123)	—	(123)
OTC Total Return Swap Agreements	—	(2,378)	—	(2,378)
	(2,027)	(2,543)	—	(4,570)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/Western Asset Global Multi-Sector Bond Fund
CORPORATE BONDS AND NOTES 61.0%
United States of America 27.1%
AbbVie Inc.
4.85%, 06/15/44	1,370	1,254
Allied Universal Holdco LLC
6.00%, 06/01/29 (a)	1,000	732
American Airlines, Inc.
5.75%, 04/20/29 (a)	3,620	3,312
American Axle & Manufacturing, Inc.
5.00%, 10/01/29	1,090	874
American Express Company
3.55%, (100, 09/15/26) (b)	1,320	1,088
AT&T Inc.
2.90%, 12/04/26, GBP	2,070	2,310
Bank of America Corporation
4.08%, 03/20/51	2,840	2,241
Bausch Health Companies Inc.
9.25%, 04/01/26 (a)	470	331
CCO Holdings, LLC
4.50%, 05/01/32	5,000	3,980
Centene Corporation
4.63%, 12/15/29	1,920	1,756
Charter Communications Operating, LLC
3.50%, 06/01/41	670	439
Cheniere Energy Partners, L.P.
4.00%, 03/01/31	950	814
Cigna Corporation
4.80%, 08/15/38	510	475
Comcast Corporation
2.94%, 11/01/56	2,200	1,383
Continental Resources, Inc.
4.90%, 06/01/44	3,280	2,432
CSC Holdings, LLC
6.50%, 02/01/29 (a)	2,500	2,051
DCP Midstream, LLC
6.45%, 11/03/36 (a)	1,620	1,597
Delta Air Lines, Inc.
7.00%, 05/01/25 (a)	2,570	2,626
7.38%, 01/15/26	2,170	2,227
Devon Energy Corporation
5.85%, 12/15/25	870	886
5.00%, 06/15/45	470	406
DIRECTV Financing, LLC
5.88%, 08/15/27 (a)	3,000	2,690
DISH DBS Corporation
5.75%, 12/01/28 (a)	3,020	2,412
Diversified Healthcare Trust
9.75%, 06/15/25	870	834
Energy Transfer LP
2.90%, 05/15/25	3,140	2,959
Enterprise Products Operating LLC
4.80%, 02/01/49	1,440	1,243
EQT Corporation
5.00%, 01/15/29	2,620	2,462
Exxon Mobil Corporation
4.33%, 03/19/50	470	416
Ford Motor Company
3.25%, 02/12/32	2,000	1,505
Ford Motor Credit Company LLC
2.75%, 06/14/24, GBP	2,330	2,657
Freeport-McMoRan Inc.
5.45%, 03/15/43	2,870	2,587
General Dynamics Corporation
4.25%, 04/01/50	700	626
General Motors Company
6.13%, 10/01/25	450	459
JPMorgan Chase & Co.
6.13%, (100, 04/30/24) (b)	3,200	3,124
3.33%, 04/22/52	1,270	872
Kraft Heinz Foods Company
5.20%, 07/15/45	620	576
Legacy Lifepoint Health, LLC
4.38%, 02/15/27 (a)	1,000	846
Magallanes, Inc.
4.28%, 03/15/32 (a)	220	181
5.05%, 03/15/42 (a)	500	385
5.14%, 03/15/52 (a)	740	543
Match Group Holdings II, LLC
5.00%, 12/15/27 (a)	2,380	2,210
McDonald's Corporation
4.20%, 04/01/50	350	293
Morgan Stanley
5.79%, 11/18/33, GBP	1,000	1,207
5.60%, 03/24/51	400	400
Netflix, Inc.
4.88%, 06/15/30 (a)	2,580	2,413
NGPL PipeCo LLC
4.88%, 08/15/27 (a)	1,150	1,093
Occidental Petroleum Corporation
3.50%, 08/15/29	1,000	894
Radiology Partners, Inc.
9.25%, 02/01/28 (a)	760	427
Range Resources Corporation
4.75%, 02/15/30 (a)	4,000	3,539
Sasol Financing USA LLC
5.50%, 03/18/31	3,080	2,500
Southern Natural Gas Company, L.L.C.
8.00%, 03/01/32	300	332
Southwestern Energy Company
4.75%, 02/01/32	3,190	2,724
Spirit Airlines, Inc.
8.00%, 09/20/25 (a)	2,340	2,350
Sprint Capital Corporation
8.75%, 03/15/32	2,000	2,379
Targa Resources Partners LP
5.50%, 03/01/30	1,900	1,790
Tennessee Gas Pipeline Company, L.L.C.
2.90%, 03/01/30 (a)	4,000	3,344
The Boeing Company
3.75%, 02/01/50	410	284
The Charles Schwab Corporation
4.00%, (100, 12/01/30) (b)	640	507
The Goldman Sachs Group, Inc.
3.65%, (100, 08/10/26) (b)	1,340	1,085
5.53%, (3 Month USD LIBOR + 0.77%), (100, 02/10/23) (b) (c)	540	406
The Williams Companies, Inc.
7.50%, 01/15/31	700	761
5.75%, 06/24/44	2,200	2,093
T-Mobile USA, Inc.
3.88%, 04/15/30	1,480	1,346
United Airlines Pass Through Certificates, Series 2015-1
4.63%, 04/15/29 (a)	2,550	2,225
United Rentals (North America), Inc.
3.75%, 01/15/32	4,010	3,276
Verizon Communications Inc.
3.40%, 03/22/41	1,100	829
3.55%, 03/22/51	1,000	716
Viking Cruises Limited
5.88%, 09/15/27 (a)	1,000	816
VOC Escrow Ltd.
5.00%, 02/15/28 (a)	1,860	1,597
Wells Fargo & Company
5.88%, (100, 06/15/25) (b)	1,510	1,462
4.61%, 04/25/53	940	799
Western Midstream Operating, LP
3.95%, 06/01/25	710	671
5.50%, 08/15/48 (d)	500	415
5.50%, 02/01/50 (e) (f)	3,070	2,538
		110,312
Netherlands 5.0%
Ardagh Packaging Finance Public Limited Company
5.25%, 08/15/27 (a)	3,200	2,413
Atlas LuxCo 4 S.a r.l.
4.63%, 06/01/28 (a)	1,500	1,256

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Cooperatieve Rabobank U.A.
3.25%, (100, 12/29/26), EUR (b) (g)	1,200	1,091
3.65%, 04/06/28 (a)	500	462
Enel Finance International N.V.
6.80%, 10/14/25 (a)	2,040	2,103
IPD 3 B.V.
5.50%, 12/01/25, EUR (g)	1,100	1,111
Petrobras Global Finance B.V.
6.25%, 03/17/24	3,170	3,188
Prosus N.V.
3.83%, 02/08/51 (a)	2,770	1,697
Teva Pharmaceutical Finance Netherlands III B.V.
2.80%, 07/21/23	1,940	1,898
TMNL Holding B.V
3.75%, 01/15/29, EUR (g)	1,220	1,137
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (a)	1,400	1,309
United Group B.V.
5.25%, 02/01/30, EUR (a)	1,280	984
VZ Secured Financing B.V.
5.00%, 01/15/32 (a)	2,000	1,631
		20,280
United Kingdom 4.0%
888 Acquisitions Limited
7.56%, 07/15/27, EUR (a)	1,270	1,162
Bellis Acquisition Company PLC
4.50%, 02/16/26, GBP (g)	1,030	1,040
Gatwick Airport Finance PLC
4.38%, 04/07/26, GBP (g)	1,000	1,087
HSBC Holdings PLC
6.38%, (100, 03/30/25) (b) (h)	2,800	2,722
Lloyds Banking Group PLC
4.72%, 08/11/26 (h)	2,630	2,566
NatWest Group PLC
4.50%, (100, 03/31/28), GBP (b) (h)	1,060	976
Pinewood Finco PLC
3.25%, 09/30/25, GBP (g)	1,050	1,164
Saga PLC
3.38%, 05/12/24, GBP (g)	1,000	1,070
Victoria P.L.C.
3.63%, 08/24/26, EUR (g)	1,310	1,145
VMED O2 UK Financing I PLC
4.50%, 07/15/31, GBP (g)	1,080	993
Whitbread PLC
2.38%, 05/31/27, GBP (g)	2,340	2,385
		16,310
Canada 2.7%
First Quantum Minerals Ltd
7.50%, 04/01/25 (a)	1,000	978
6.88%, 10/15/27 (a)	2,000	1,867
Glencore Finance (Canada) Limited
6.00%, 11/15/41 (g)	1,400	1,318
MEG Energy Corp.
7.13%, 02/01/27 (a)	3,700	3,776
Open Text Corporation
3.88%, 02/15/28 (a)	510	438
4.13%, 02/15/30 (a)	1,000	814
Restaurant Brands International Limited Partnership
3.88%, 01/15/28 (a)	2,000	1,801
		10,992
Brazil 2.4%
B3 S.A. - Brasil, Bolsa, Balcao
4.13%, 09/20/31 (a)	2,160	1,820
Braskem America Finance Company
7.13%, 07/22/41 (g)	2,760	2,612
MercadoLibre S.R.L
3.13%, 01/14/31	2,280	1,761
Suzano Austria GmbH
5.75%, 07/14/26 (a)	1,770	1,780
Vale Overseas Ltd
6.25%, 08/10/26	1,770	1,834
		9,807
Peru 2.3%
Petroleos del Peru - Petroperu S.A.
5.63%, 06/19/47 (a)	1,200	781
Southern Copper Corporation
5.25%, 11/08/42	4,470	4,272
Transportadora de Gas del Peru S.A.
4.25%, 04/30/28 (a)	4,770	4,477
		9,530
Germany 1.9%
Allianz SE
2.63%, (100, 10/30/30), EUR (b) (g) (h)	1,400	1,101
3.20%, (100, 10/30/27) (b) (g)	5,000	3,724
APCOA Parking Holdings GmbH
4.63%, 01/15/27, EUR (g)	950	876
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28, EUR (g)	1,170	1,096
Vertical Midco GmbH
4.38%, 07/15/27, EUR (g)	1,180	1,117
		7,914
France 1.8%
BNP Paribas
7.38%, (100, 08/19/25) (b) (g) (h)	2,730	2,700
Credit Agricole SA
7.50%, (100, 06/23/26), GBP (b) (g) (h)	2,090	2,444
Kapla Holding
3.38%, 12/15/26, EUR (g)	1,200	1,134
Loxama
3.75%, 07/15/26, EUR (g)	1,140	1,097
		7,375
Switzerland 1.7%
Credit Suisse Group AG
7.50%, (100, 07/17/23) (a) (b)	1,400	1,127
9.75%, (100, 06/23/27) (a) (b)	620	545
6.37%, 07/15/26 (a) (h)	2,150	2,012
UBS Group Funding (Switzerland) AG
7.00%, (100, 01/31/24) (b) (g)	3,200	3,158
		6,842
Mexico 1.5%
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
5.13%, 01/18/33 (a)	2,980	2,681
Orbia Advance Corporation, S.A.B. de C.V.
5.88%, 09/17/44 (a)	3,940	3,428
		6,109
Ireland 1.0%
AerCap Ireland Capital Designated Activity Company
3.30%, 01/30/32	720	563
Park Aerospace Holdings Limited
5.50%, 02/15/24 (a)	3,700	3,654
		4,217
Kazakhstan 1.0%
Kaztransgas
4.38%, 09/26/27 (a)	2,580	2,317
National company KazMunayGaz JSC
5.38%, 04/24/30 (a)	980	875
3.50%, 04/14/33 (a)	1,130	842
		4,034
Israel 0.9%
Teva Pharmaceutical Finance Netherlands III B.V.
3.15%, 10/01/26	4,400	3,846
Italy 0.9%
International Design Group S.p.A.
6.01%, (3 Month EURIBOR + 4.25%), 05/15/26, EUR (c) (d) (g)	1,110	1,121
Intesa Sanpaolo SPA
5.50%, (100, 03/01/28), EUR (b) (g)	1,180	1,041
Telecom Italia SPA
2.38%, 10/12/27, EUR (g)	1,750	1,563
		3,725

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Luxembourg 0.9%
Millicom International Cellular SA
5.13%, 01/15/28 (a) (d)	3,933	3,660
Morocco 0.8%
OCP S.A.
3.75%, 06/23/31 (a)	3,800	3,187
United Arab Emirates 0.7%
DP World Limited
5.63%, 09/25/48 (a)	3,240	3,033
Virgin Islands (British) 0.7%
Central American Bottling Corporation
5.25%, 04/27/29 (a)	2,980	2,789
Argentina 0.6%
YPF S.A.
8.50%, 07/28/25 (a)	2,780	2,339
Austria 0.6%
Suzano Austria GmbH
5.00%, 01/15/30	2,440	2,303
Jersey 0.6%
CPUK Mortgage Finance Limited
3.59%, 08/28/25, GBP (e) (g)	2,010	2,253
Sweden 0.4%
Heimstaden Bostad AB
4.25%, 03/09/26, EUR (g)	1,200	890
Samhallsbyggnadsbolaget i Norden AB
2.62%, (100, 01/30/25), EUR (b) (g)	1,320	521
		1,411
Belgium 0.3%
Anheuser-Busch InBev Worldwide Inc.
5.55%, 01/23/49	1,280	1,279
Spain 0.3%
Lorca Telecom Bondco SA.
4.00%, 09/18/27, EUR (g)	1,210	1,158
Finland 0.3%
Nordea Bank Abp
3.50%, (100, 03/12/25), EUR (b) (g) (h)	1,100	1,091
Macau 0.2%
Sands China Ltd.
3.35%, 03/08/29 (e) (f)	1,170	954
Panama 0.2%
Carnival Corporation
10.50%, 06/01/30 (a)	1,140	932
Bermuda 0.2%
Viking Ocean Cruises Ship VII Ltd
5.63%, 02/15/29 (a)	1,050	845
South Africa 0.0%
K2016470219 (South Africa) Ltd
0.00%, 12/31/22 (a) (i) (j) (k) (l)	10,664	—
0.00%, 12/31/22, EUR (a) (i) (j) (k) (l)	4,042	—
K2016470260 South Africa Ltd
0.00%, 12/31/22 (a) (i) (j) (k) (l)	4,910	—
Total Corporate Bonds And Notes (cost $274,323)		248,527
GOVERNMENT AND AGENCY OBLIGATIONS 28.5%
United States of America 15.1%
Federal Home Loan Mortgage Corporation
Series 2021-B1-DNA7, REMIC, 7.58%, (SOFR 30-Day Average + 3.65%), 11/25/41 (c)	1,010	937
Series 2020-B1-DNA2, REMIC, 6.89%, (1 Month USD LIBOR + 2.50%), 02/25/50 (c)	750	702
Series 2020-B1-DNA5, REMIC, 7.80%, (SOFR 30-Day Average + 4.80%), 10/25/50 (c)	910	932
Series 2017-M1-3, REMIC, 4.00%, 07/25/56	744	728
Treasury, United States Department of
1.75%, 12/31/24	18,650	17,700
2.13%, 05/15/25	8,180	7,771
2.63%, 12/31/25	15,589	14,905
1.63%, 02/15/26	8,430	7,794
2.88%, 05/15/32	8,500	7,831
4.13%, 11/15/32	1,970	2,009
		61,309
Mexico 3.4%
Gobierno Federal de los Estados Unidos Mexicanos
8.00%, 12/07/23, MXN	34,629	1,734
10.00%, 12/05/24, MXN	13,340	687
7.50%, 06/03/27, MXN	235,910	11,418
		13,839
Indonesia 3.4%
The Republic of Indonesia, The Government of
5.50%, 04/15/26, IDR	217,830,000	13,706
South Africa 1.7%
South Africa, Parliament of
6.50%, 02/28/41, ZAR	111,690	4,115
5.75%, 09/30/49	4,030	2,957
		7,072
Poland 1.3%
Urzad Rady Ministrow
1.75%, 04/25/32, PLN	36,060	5,402
Brazil 1.0%
Presidencia Da Republica Federativa Do Brasil
10.00%, 01/01/25, BRL	23,220	4,207
Egypt 0.6%
The Arab Republic of Egypt
3.88%, 02/16/26 (a)	2,800	2,313
Gabon 0.5%
Gabon, Government of
7.00%, 11/24/31 (a)	2,500	2,047
Argentina 0.5%
Gobierno de la Provincia de Buenos Aires
5.25%, 09/01/37 (a) (e)	2,760	963
Ministerio De Gobierno
6.99%, 06/01/27 (e) (g)	500	328
6.99%, 06/01/27 (a) (e)	1,000	655
		1,946
Colombia 0.4%
Presidencia de la Republica de Colombia
5.63%, 02/26/44	2,250	1,652
Dominican Republic 0.2%
Presidencia de la Republica Dominicana
4.88%, 09/23/32 (a)	1,100	917
Nigeria 0.2%
Nigeria, Federal Government of
6.50%, 11/28/27 (a)	1,010	813
Ecuador 0.2%
Gobierno de la Republica del Ecuador
2.50%, 07/31/35 (a) (e)	1,711	781
Total Government And Agency Obligations (cost $124,738)		116,004
SENIOR FLOATING RATE INSTRUMENTS 6.2%
United States of America 6.2%
Alterra Mountain Company
2021 Series B-2 Consenting Term Loan, 7.57%, (1 Month USD LIBOR + 3.50%), 07/30/28 (c)	2,481	2,446
APi Group DE, Inc.
Term Loan B, 6.57%, (1 Month USD LIBOR + 2.50%), 09/25/26 (c)	2,500	2,481
Asurion LLC
2018 Term Loan B7, 7.07%, (1 Month USD LIBOR + 3.00%), 11/15/24 (c)	2,480	2,404
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 0.00%, (1 Month USD LIBOR + 2.75%), 12/23/24 (c) (m)	2,015	2,008
Clarios Global LP
2021 USD Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 04/30/26 (c)	2,500	2,445
Focus Financial Partners, LLC
2022 Term Loan B5, 7.33%, (1 Month Term SOFR + 3.25%), 06/30/28 (c)	2,481	2,448
Grifols Worldwide Operations USA, Inc.
USD 2019 Term Loan B, 6.07%, (1 Month USD LIBOR + 2.00%), 11/15/27 (c)	1,410	1,361

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Hilton Domestic Operating Company, Inc.
2019 Term Loan B2, 0.00%, (3 Month USD LIBOR + 1.75%), 10/25/23 (c) (m)	1,220	1,215
Level 3 Financing Inc.
2019 Term Loan B, 5.82%, (1 Month USD LIBOR + 1.75%), 03/01/27 (c)	993	949
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 6.57%, (1 Month USD LIBOR + 2.50%), 06/13/26 (c)	1,476	1,462
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, 7.32%, (1 Month USD LIBOR + 3.25%), 11/06/25 (c)	2,481	2,410
Sotera Health Holdings, LLC
2021 Term Loan, 7.16%, (3 Month USD LIBOR + 2.75%), 12/31/24 (c)	2,500	2,300
UFC Holdings, LLC
2021 Term Loan B, 7.11%, (3 Month USD LIBOR + 2.75%), 04/29/26 (c)	1,368	1,348
Total Senior Floating Rate Instruments (cost $25,724)		25,277
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 1.9%
United States of America 1.9%
Angel Oak Mortgage Trust 2022-3
Series 2022-A3-3, REMIC, 4.17%, 04/25/26 (c)	1,095	965
BX Trust 2021-SDMF
Series 2021-F-SDMF, REMIC, 6.25%, (1 Month USD LIBOR + 1.94%), 09/15/34 (c)	1,250	1,153
College Ave Student Loans 2021-B, LLC
Series 2021-D-B, 3.78%, 06/25/52	1,501	1,281
Goodgreen 2021-1 Trust
Series 2021-B-1A, 3.01%, 10/15/56	586	508
JPMorgan Chase Bank, N.A.
Series 2022-D-NLP, REMIC, 6.50%, (1 Month Term SOFR + 2.17%), 04/15/37 (c)	1,175	1,063
MVW 2021-1W LLC
Series 2021-C-1WA, 1.94%, 01/22/41	852	763
Nelnet Student Loan Trust 2021-C
Series 2021-D-CA, 4.44%, 04/20/62	1,400	1,118
RIAL 2022-FL8 D
Series 2022-D-FL8, 8.13%, (SOFR 30-Day Average + 4.30%), 01/19/37 (c)	1,000	954
Total Non-U.S. Government Agency Asset-Backed Securities (cost $8,255)		7,805
COMMON STOCKS 0.0%
South Africa 0.0%
Edcon Holdings Ltd. (g) (k)	624	—
Edcon Holdings Ltd. - Class A (g) (k)	124,902	—
Edcon Holdings Ltd. - Class B (g) (k)	14,399	—
Total Common Stocks (cost $106)		—
SHORT TERM INVESTMENTS 1.6%
Investment Companies 1.4%
JNL Government Money Market Fund - Institutional Class, 3.89% (n) (o)	5,823	5,823
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (n) (o)	795	795
Total Short Term Investments (cost $6,618)		6,618
Total Investments 99.2% (cost $439,764)		404,231
Total Purchased Options 0.0% (cost $62)		14
Other Derivative Instruments (0.9)%		(3,781)
Other Assets and Liabilities, Net 1.7%		7,065
Total Net Assets 100.0%		407,529

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $112,024 and 27.5% of the Fund.

(b) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) All or a portion of the security was on loan as of December 31, 2022.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(g) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(h) Convertible security.

(i) Non-income producing security.

(j) As of December 31, 2022, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(k) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(l) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(m) This senior floating rate interest will settle after December 31, 2022. If a reference rate and spread is presented, it will go into effect upon settlement.

(n) Investment in affiliate.

(o) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/Western Asset Global Multi-Sector Bond Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Allianz SE, 2.63% (callable at 100, 10/30/30)	04/28/22	1,240	1,101	0.3
Allianz SE, 3.20% (callable at 100, 10/30/27)	04/27/22	4,133	3,724	0.9
APCOA Parking Holdings GmbH, 4.63%, 01/15/27	05/05/22	933	876	0.2
Bellis Acquisition Company PLC, 4.50%, 02/16/26	05/06/22	1,159	1,040	0.2
BNP Paribas, 7.38% (callable at 100, 08/19/25)	04/27/22	2,829	2,700	0.6
Braskem America Finance Company, 7.13%, 07/22/41	04/26/22	2,799	2,612	0.6
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28	05/06/22	1,143	1,096	0.3
Cooperatieve Rabobank U.A., 3.25% (callable at 100, 12/29/26)	04/28/22	1,141	1,091	0.3
CPUK Mortgage Finance Limited, 3.59%, 08/28/25	10/10/22	2,012	2,253	0.5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/Western Asset Global Multi-Sector Bond Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Credit Agricole SA, 7.50% (callable at 100, 06/23/26)	05/06/22	2,337	2,444	0.6
Edcon Holdings Ltd. - Class A	02/28/17	95	—	—
Edcon Holdings Ltd. - Class B	02/27/17	11	—	—
Edcon Holdings Ltd.	08/03/21	—	—	—
Gatwick Airport Finance PLC, 4.38%, 04/07/26	05/06/22	1,166	1,087	0.3
Glencore Finance (Canada) Limited, 6.00%, 11/15/41	04/27/22	1,493	1,318	0.3
Heimstaden Bostad AB, 4.25%, 03/09/26	05/06/22	1,179	890	0.2
International Design Group S.p.A., 6.01%, 05/15/26	05/06/22	1,156	1,121	0.3
Intesa Sanpaolo SPA, 5.50% (callable at 100, 03/01/28)	05/06/22	1,123	1,041	0.2
IPD 3 B.V., 5.50%, 12/01/25	05/06/22	1,129	1,111	0.3
Kapla Holding, 3.38%, 12/15/26	05/06/22	1,143	1,134	0.3
Lorca Telecom Bondco SA., 4.00%, 09/18/27	05/06/22	1,160	1,158	0.3
Loxama, 3.75%, 07/15/26	05/06/22	1,137	1,097	0.3
Ministerio De Gobierno, 6.99%, 06/01/27	05/13/22	375	328	0.1
Nordea Bank Abp, 3.50% (callable at 100, 03/12/25)	06/15/22	1,089	1,091	0.3
Pinewood Finco PLC, 3.25%, 09/30/25	09/26/22	1,008	1,164	0.3
Saga PLC, 3.38%, 05/12/24	05/12/22	1,140	1,070	0.2
Samhallsbyggnadsbolaget i Norden AB, 2.62% (callable at 100, 01/30/25)	05/06/22	1,161	521	0.1
Telecom Italia SPA, 2.38%, 10/12/27	09/15/22	1,481	1,563	0.4
TMNL Holding B.V, 3.75%, 01/15/29	05/06/22	1,146	1,137	0.3
UBS Group Funding (Switzerland) AG, 7.00% (callable at 100, 01/31/24)	04/27/22	3,240	3,158	0.8
Vertical Midco GmbH, 4.38%, 07/15/27	05/06/22	1,141	1,117	0.3
Victoria P.L.C., 3.63%, 08/24/26	07/26/22	1,155	1,145	0.3
VMED O2 UK Financing I PLC, 4.50%, 07/15/31	05/06/22	1,126	993	0.2
Whitbread PLC, 2.38%, 05/31/27	05/06/22	2,381	2,385	0.6
		46,961	44,566	10.9

JNL/Western Asset Global Multi-Sector Bond Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
90 Day Eurodollar	143	December 2023	34,628	(16)	(590)
United States Ultra Bond	87	March 2023	11,687	(44)	(2)
				(60)	(592)
Short Contracts
United States 10 Year Note	(160)	March 2023	(18,056)	23	88
United States 5 Year Note	(180)	April 2023	(19,474)	15	47
				38	135

JNL/Western Asset Global Multi-Sector Bond Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts[1]	Value ($)
Foreign Currency Options
USD/MXN Spot Rate	GSC	Call	MXN	20.20	01/17/23	6,170,000	14

JNL/Western Asset Global Multi-Sector Bond Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	GSC	01/18/23	AUD	765	521	(5)
EUR/USD	GSC	01/18/23	EUR	1,297	1,390	98
JPY/USD	JPM	01/18/23	JPY	589,011	4,497	384
USD/AUD	MSC	01/18/23	AUD	(1,594)	(1,086)	(56)
USD/EUR	MSC	01/18/23	EUR	(25,683)	(27,522)	(1,718)
USD/GBP	GSC	01/18/23	GBP	(18,077)	(21,864)	(1,265)
USD/IDR	JPM	01/18/23	IDR	(146,100,393)	(9,383)	187
USD/MXN	BOA	01/18/23	MXN	(132,396)	(6,774)	(275)
USD/PLN	GSC	01/18/23	PLN	(24,025)	(5,476)	(693)
USD/SGD	MSC	01/18/23	SGD	(6,043)	(4,513)	(293)
USD/TWD	GSC	01/18/23	TWD	(129,815)	(4,230)	(123)
					(74,440)	(3,759)
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Western Asset Global Multi-Sector Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	248,527	—	248,527
Government And Agency Obligations	—	116,004	—	116,004
Senior Floating Rate Instruments	—	25,277	—	25,277
Non-U.S. Government Agency Asset-Backed Securities	—	7,805	—	7,805
Common Stocks	—	—	—	—
Short Term Investments	6,618	—	—	6,618
	6,618	397,613	—	404,231
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	135	—	—	135
OTC Purchased Options	—	14	—	14
Open Forward Foreign Currency Contracts	—	669	—	669
	135	683	—	818
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(592)	—	—	(592)
Open Forward Foreign Currency Contracts	—	(4,428)	—	(4,428)
	(592)	(4,428)	—	(5,020)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/William Blair International Leaders Fund
COMMON STOCKS 99.1%
United Kingdom 20.1%
Ashtead Group Public Limited Company	201	11,543
AstraZeneca PLC	179	24,376
Bunzl Public Limited Company	450	15,032
Compass Group PLC	1,015	23,704
Diageo PLC	345	15,294
Experian PLC	367	12,563
Halma Public Limited Company	313	7,525
Linde Public Limited Company	44	14,247
London Stock Exchange Group PLC	153	13,232
Rentokil Initial PLC	2,132	13,128
SEGRO Public Limited Company	614	5,683
Spirax-Sarco Engineering PLC	45	5,845
		162,172
France 11.4%
Dassault Systemes	156	5,598
L'Oreal	29	10,550
LVMH Moet Hennessy Louis Vuitton	31	22,611
Safran	101	12,713
Sartorius Stedim Biotech	29	9,514
Teleperformance SE	37	8,752
VINCI	222	22,162
		91,900
Canada 8.4%
Canadian Pacific Railway Limited	323	24,127
Dollarama Inc.	263	15,366
Intact Financial Corporation	92	13,239
The Toronto-Dominion Bank	236	15,272
		68,004
Switzerland 7.2%
Lonza Group AG	25	12,158
Partners Group Holding AG	10	8,913
Sika AG	27	6,573
Straumann Holding AG - Class N	82	9,410
Zurich Insurance Group AG - Class N	44	20,858
		57,912
India 5.9%
Housing Development Finance Corporation Limited	423	13,507
Infosys Limited	622	11,344
Reliance Industries Limited	747	23,020
		47,871
Japan 5.5%
Daikin Industries, Ltd.	77	11,680
Hoya Corporation	95	9,149
Keyence Corporation	39	15,332
Shin-Etsu Chemical Co., Ltd.	66	8,111
		44,272
Netherlands 5.2%
Adyen B.V. (a) (b)	8	11,492
Airbus SE	129	15,404
ASML Holding N.V.	28	15,263
		42,159
Sweden 5.0%
Atlas Copco Aktiebolag - Class A	934	11,077
Evolution AB (publ) (b)	123	11,976
Hexagon Aktiebolag - Class B	1,259	13,212
Indutrade Aktiebolag	196	3,986
		40,251
Denmark 4.9%
Coloplast A/S - Class B	63	7,313
DSV A/S	70	11,095
Novo Nordisk A/S - Class B	158	21,327
		39,735
Luxembourg 3.1%
Globant S.A. (a)	22	3,767
Tenaris S.A.	1,199	21,057
		24,824
China 2.6%
China Tourism Group Duty Free Corporation Limited - Class A	272	8,398
Contemporary Amperex Technology Co., Limited - Class A	75	4,235
Shenzhen Inovance technology Co., Ltd. - Class A	837	8,342
		20,975
Spain 2.4%
Amadeus IT Group, S.A. (a) (b)	373	19,447
Australia 2.1%
Aristocrat Leisure Limited	272	5,637
CSL Limited	60	11,669
		17,306
Ireland 2.1%
Icon Public Limited Company (a)	85	16,534
Hong Kong 1.9%
AIA Group Limited	1,195	13,178
Techtronic Industries Company Limited	201	2,226
		15,404
Taiwan 1.9%
Taiwan Semiconductor Manufacturing Company Limited	1,058	15,385
Germany 1.7%
Infineon Technologies AG - Class N	419	12,835
RATIONAL Aktiengesellschaft	1	739
		13,574
United States of America 1.6%
Lululemon Athletica Canada Inc. (a)	40	12,798
Norway 1.6%
Equinor ASA	339	12,223
TOMRA Systems ASA	21	361
		12,584
Brazil 1.6%
B3 S.A. - Brasil, Bolsa, Balcao	2,329	5,807
MercadoLibre S.R.L (a)	8	6,772
		12,579
Belgium 1.5%
KBC Groep	192	12,391
Finland 1.4%
Neste Oyj	245	11,329
Total Common Stocks (cost $853,752)		799,406
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	4,843	4,843
Total Short Term Investments (cost $4,843)		4,843
Total Investments 99.7% (cost $858,595)		804,249
Other Derivative Instruments (0.0)%		(3)
Other Assets and Liabilities, Net 0.3%		2,431
Total Net Assets 100.0%		806,677

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/William Blair International Leaders Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen B.V.	04/12/22	14,811	11,492	1.4
Amadeus IT Group, S.A.	11/08/21	24,708	19,447	2.4
Evolution AB (publ)	05/23/22	11,878	11,976	1.5
		51,397	42,915	5.3

JNL/William Blair International Leaders Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/AUD	SSB	01/04/23	AUD	(607)	(413)	—
USD/EUR	SSB	01/03/23	EUR	(159)	(171)	(1)
USD/NOK	SSB	01/03/23	NOK	(1,763)	(180)	(2)
					(764)	(3)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/William Blair International Leaders Fund
Assets - Securities
Common Stocks	122,122	677,284	—	799,406
Short Term Investments	4,843	—	—	4,843
	126,965	677,284	—	804,249
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(3)	—	(3)
	—	(3)	—	(3)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/WMC Balanced Fund
COMMON STOCKS 65.5%
Information Technology 13.1%
Accenture Public Limited Company - Class A	160	42,779
Apple Inc.	1,380	179,244
Fidelity National Information Services, Inc.	334	22,629
Global Payments Inc.	472	46,854
Intel Corporation	874	23,102
KLA Corporation	54	20,542
Marvell Technology, Inc.	466	17,262
MasterCard Incorporated - Class A	199	69,197
Microsoft Corporation	1,509	361,912
Motorola Solutions, Inc.	343	88,490
Salesforce, Inc. (a)	216	28,599
Taiwan Semiconductor Manufacturing Company Limited - ADR	585	43,603
Texas Instruments Incorporated	689	113,894
Visa Inc. - Class A	323	67,014
		1,125,121
Health Care 12.0%
AstraZeneca PLC - ADR	1,554	105,378
Baxter International Inc.	458	23,327
Becton, Dickinson and Company	349	88,824
Danaher Corporation	190	50,386
Elevance Health, Inc.	192	98,509
HCA Healthcare, Inc.	526	126,249
Humana Inc.	220	112,790
Johnson & Johnson	143	25,301
Novartis AG - ADR	893	80,988
Pfizer Inc.	2,387	122,284
UnitedHealth Group Incorporated	324	171,832
Zoetis Inc. - Class A	156	22,788
		1,028,656
Financials 8.2%
American Express Company	221	32,609
BlackRock, Inc.	70	49,728
Blackstone Inc. - Class A	199	14,731
JPMorgan Chase & Co.	559	75,027
Morgan Stanley	856	72,801
S&P Global Inc.	144	48,203
The Charles Schwab Corporation	2,891	240,692
The Goldman Sachs Group, Inc.	105	35,884
The Progressive Corporation	995	129,113
		698,788
Consumer Discretionary 7.7%
Amazon.com, Inc. (a)	1,376	115,613
Coupang, Inc. - Class A (a)	1,402	20,625
D.R. Horton, Inc.	228	20,346
Dollar General Corporation	130	32,020
Lennar Corporation - Class A	292	26,461
McDonald's Corporation	448	118,012
NIKE, Inc. - Class B	303	35,422
Ross Stores, Inc.	158	18,315
Starbucks Corporation	951	94,370
The Home Depot, Inc.	250	78,851
The TJX Companies, Inc.	1,236	98,402
		658,437
Industrials 6.6%
Deere & Company	177	75,948
Fortive Corporation	891	57,269
Honeywell International Inc.	426	91,251
Illinois Tool Works Inc.	292	64,423
Johnson Controls International Public Limited Company	1,221	78,137
Northrop Grumman Corporation	115	62,960
Parker-Hannifin Corporation	166	48,203
Raytheon Technologies Corporation	886	89,412
		567,603
Consumer Staples 4.8%
Nestle S.A. - Class N	503	58,289
Sysco Corporation	1,329	101,597
The Coca-Cola Company	2,097	133,375
The Procter & Gamble Company	799	121,056
		414,317
Communication Services 3.8%
Alphabet Inc. - Class A (a)	2,118	186,855
Electronic Arts Inc.	430	52,548
Meta Platforms, Inc. - Class A (a)	693	83,420
		322,823
Energy 3.5%
Cenovus Energy Inc. (b)	1,683	32,665
Chesapeake Energy Corporation (b)	154	14,541
ConocoPhillips	747	88,123
Coterra Energy Inc.	571	14,041
EOG Resources, Inc.	54	6,954
EQT Corporation	403	13,623
Pioneer Natural Resources Company	86	19,582
Shell PLC - Class A	3,690	104,792
Shell PLC - Class A	135	3,808
		298,129
Utilities 2.5%
American Electric Power Company, Inc.	61	5,789
Constellation Energy Group, Inc.	537	46,286
Exelon Corporation	1,974	85,320
Sempra Energy	498	76,920
		214,315
Materials 2.0%
Anglo American PLC	894	34,859
FMC Corporation	437	54,496
Glencore PLC	11,924	80,473
		169,828
Real Estate 1.3%
American Tower Corporation	154	32,712
ProLogis Inc.	148	16,654
VICI Properties Inc.	714	23,120
Welltower OP LLC	543	35,617
		108,103
Total Common Stocks (cost $4,461,109)		5,606,120
GOVERNMENT AND AGENCY OBLIGATIONS 24.2%
U.S. Treasury Note 9.5%
Treasury, United States Department of
0.50%, 11/30/23	8,115	7,807
0.13%, 12/15/23 (b)	19,200	18,390
0.88%, 01/31/24 - 09/30/26	150,820	137,929
1.50%, 02/29/24 - 01/31/27	24,020	22,294
2.50%, 04/30/24	800	777
0.25%, 06/15/24 - 05/31/25	16,735	15,663
1.75%, 06/30/24	8,930	8,559
3.00%, 07/31/24 (c)	9,085	8,859
0.38%, 08/15/24	3,230	3,018
3.25%, 08/31/24 (b)	42,915	42,030
4.25%, 09/30/24 (b)	12,401	12,337
0.75%, 11/15/24 - 08/31/26	40,175	35,984
4.50%, 11/30/24 (b)	40,000	40,006
3.50%, 09/15/25	3,274	3,208
0.63%, 07/31/26	23,655	20,894
1.13%, 10/31/26	25,970	23,223
1.25%, 11/30/26 - 06/30/28	129,885	116,320
1.88%, 02/28/27	15,451	14,147
2.75%, 04/30/27 - 08/15/32	42,288	39,260
2.63%, 05/31/27 - 07/31/29	8,545	7,996
3.25%, 06/30/27 - 06/30/29	26,795	25,850
3.13%, 08/31/27	61,866	59,507
4.13%, 09/30/27 - 11/15/32	84,631	85,297
3.88%, 11/30/27 (b)	52,793	52,496
2.88%, 08/15/28	625	588
4.00%, 10/31/29	331	331
3.88%, 11/30/29	6,545	6,499
		809,269
Mortgage-Backed Securities 9.3%
Federal Home Loan Mortgage Corporation
4.00%, 09/01/26 - 07/01/41	45	44
7.00%, 11/01/30 - 06/01/31	12	12
2.50%, 12/01/31 - 07/01/51	39,985	34,690

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
6.00%, 12/01/39	236	249
2.00%, 11/01/41 - 04/01/52	94,440	77,704
3.00%, 11/01/46 - 10/01/51	24,696	22,070
Federal National Mortgage Association, Inc.
4.50%, 09/01/23 - 11/01/44	1,377	1,366
3.50%, 03/01/26 - 07/01/51	34,597	31,865
4.00%, 09/01/26 - 11/01/48	5,217	5,038
3.00%, 05/01/27 - 10/01/51	52,915	47,261
7.50%, 09/01/29	2	2
2.50%, 05/01/30 - 01/01/52	86,116	73,927
2.00%, 11/01/31 - 09/01/51	41,845	35,011
7.00%, 10/01/33	12	12
TBA, 3.50%, 01/15/38 - 01/15/53 (d)	24,450	22,418
TBA, 4.00%, 01/15/38 - 01/15/53 (d)	52,550	49,698
5.50%, 03/01/38	71	74
6.50%, 10/01/38 - 10/01/39	60	64
5.00%, 07/01/40	73	74
1.50%, 11/01/41	8,292	6,734
TBA, 2.00%, 01/15/53 (d)	60,149	49,095
TBA, 2.50%, 01/15/53 (d)	33,199	28,147
TBA, 3.00%, 01/15/53 (d)	26,750	23,500
TBA, 4.50%, 01/15/53 (d)	102,775	99,065
TBA, 5.00%, 01/15/53 (d)	13,150	12,967
TBA, 5.50%, 01/15/53 (d)	5,450	5,466
Government National Mortgage Association
6.00%, 02/15/24 - 04/15/40	1,609	1,680
6.50%, 04/15/26	1	2
5.50%, 11/15/32 - 02/15/36	31	32
7.00%, 01/15/33 - 05/15/33	5	5
5.00%, 06/20/33 - 06/15/39	960	960
4.50%, 06/15/40 - 05/15/42	256	253
4.00%, 01/15/41 - 12/20/44	390	375
TBA, 2.00%, 01/15/53 (d)	27,475	23,051
TBA, 2.50%, 01/15/53 (d)	41,057	35,565
TBA, 3.00%, 01/15/53 (d)	38,150	33,979
TBA, 3.50%, 01/15/53 (d)	44,300	40,702
TBA, 4.00%, 01/15/53 (d)	26,440	25,030
TBA, 4.50%, 01/15/53 (d)	8,325	8,078
		796,265
U.S. Treasury Bond 3.6%
Treasury, United States Department of
1.75%, 08/15/41	2,495	1,709
3.25%, 05/15/42	1,826	1,601
3.38%, 08/15/42 (c)	142,757	127,634
4.00%, 11/15/42 (b)	15,700	15,386
2.50%, 02/15/45 - 05/15/46	50,200	37,602
2.88%, 08/15/45 - 05/15/52	84,045	67,523
3.00%, 05/15/47	5,470	4,479
2.75%, 08/15/47 - 11/15/47	21,494	16,793
3.00%, 08/15/52 (b)	32,872	27,212
4.00%, 11/15/52	11,615	11,666
		311,605
Collateralized Mortgage Obligations 0.9%
Connecticut Avenue Securities Trust 2021-R01
Series 2021-1M2-R01, REMIC, 5.48%, (SOFR 30-Day Average + 1.55%), 10/25/41 (e)	1,450	1,413
Federal Home Loan Mortgage Corporation
Series 2019-MA-3, REMIC, 3.50%, 07/25/26	1,927	1,811
Series 2021-M1-DNA2, REMIC, 4.73%, (SOFR 30-Day Average + 0.80%), 08/25/33 (e)	319	319
Series JM-4165, REMIC, 3.50%, 09/15/41	620	599
Series ZP-3967, REMIC, 4.00%, 09/15/41	4,625	4,442
Series AH-4143, REMIC, 1.75%, 09/15/42	4,739	4,318
Series AB-4122, REMIC, 1.50%, 10/15/42	441	405
Series DJ-4322, REMIC, 3.00%, 05/15/43	644	619
Series CA-4758, REMIC, 3.00%, 07/15/47	6,100	5,621
Series CZ-4809, REMIC, 4.00%, 07/15/48	4,632	4,387
Series DP-5170, REMIC, 2.00%, 07/25/50	9,989	8,647
Series 2020-M2-DNA5, REMIC, 5.80%, (SOFR 30-Day Average + 2.80%), 10/25/50 (e)	2,183	2,194
Series 2021-MTU-1, REMIC, 2.50%, 09/25/60	11,981	10,241
Federal National Mortgage Association, Inc.
Series 2016-2M2-C03, 10.29%, (1 Month USD LIBOR + 5.90%), 04/25/23 (e)	683	715
Series 2014-1M2-C04, 9.29%, (1 Month USD LIBOR + 4.90%), 11/25/24 (e)	863	905
Series 2012-JA-124, REMIC, 1.50%, 11/25/42	1,153	1,060
Series 2013-Z-36, REMIC, 3.00%, 04/25/43	4,891	4,426
Series 2013-NZ-83, REMIC, 3.50%, 08/25/43	5,510	5,119
Series 2015-HP-28, REMIC, 3.50%, 06/25/44	948	912
Series 2014-ZC-95, REMIC, 3.00%, 01/25/45	2,682	2,355
Series 2015-MC-16, REMIC, 3.00%, 01/25/45	4,230	3,897
Series 2015-GZ-7, REMIC, 3.00%, 03/25/45	6,209	5,523
Series 2017-AB-108, REMIC, 3.00%, 01/25/48	1,357	1,267
Series 2020-HC-27, REMIC, 1.50%, 10/25/49	4,729	3,822
Government National Mortgage Association
Series 2005-HC-74, REMIC, 7.50%, 09/16/35	2	2
		75,019
Municipal 0.6%
Chicago Transit Authority
6.90%, 12/01/40	655	726
Chicago, City of
6.40%, 01/01/40	155	173
Dallas/Fort Worth International Airport
4.09%, 11/01/51	300	250
4.51%, 11/01/51	1,885	1,694
Golden State Tobacco Securitization Corporation
2.75%, 06/01/34	190	152
3.29%, 06/01/42	375	277
3.00%, 06/01/46	825	764
Grand Parkway Transportation Corporation
5.18%, 10/01/42	220	225
Illinois Municipal Electric Agency
6.83%, 02/01/35	3,405	3,699
Illinois State Toll Highway Authority
6.18%, 01/01/34	565	607
Illinois, State of
5.10%, 06/01/33	24,735	23,739
Kansas Development Finance Authority
5.37%, 05/01/26	1,820	1,836
Metropolitan Transportation Authority
6.20%, 11/15/26	140	142
7.34%, 11/15/39	75	92
6.09%, 11/15/40	405	438
6.81%, 11/15/40	3,700	3,866
5.18%, 11/15/49	1,330	1,148
Municipal Electric Authority of Georgia
6.64%, 04/01/57	4,964	5,310
New York State Thruway Authority
5.88%, 04/01/30	840	875
Oregon School Boards Association
4.76%, 06/30/28	336	332
Philadelphia, City of
6.55%, 10/15/28	5,225	5,462
Sacramento, City of
6.42%, 08/01/23	1,065	1,073
The Foothill/Eastern Transportation Corridor Agency
4.09%, 01/15/49	420	317
Utility Debt Securitization Authority
3.44%, 12/15/25	466	462
		53,659
Commercial Mortgage-Backed Securities 0.2%
Federal Home Loan Mortgage Corporation
Series A2-K142, REMIC, 2.40%, 03/25/32	8,300	7,028
Series K-A2-150, REMIC, 3.71%, 09/25/32 (e)	3,125	2,938
Series A2-K1522, REMIC, 2.36%, 10/25/36	5,200	3,976
Federal National Mortgage Association, Inc.
Series 2017-FA-M13, REMIC, 3.88%, (1 Month USD LIBOR + 0.40%), 10/25/24 (e)	269	268
Series 2021-2A2-M2S, REMIC, 2.39%, 10/25/36 (e)	5,687	4,444
		18,654
Sovereign 0.1%
Ministry of Diwan Amiri Affairs
3.88%, 04/23/23 (f)	4,700	4,681

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
3.38%, 03/14/24 (f)	210	206
		4,887
Total Government And Agency Obligations (cost $2,209,496)		2,069,358
CORPORATE BONDS AND NOTES 8.1%
Financials 3.3%
ACE Capital Trust II
9.70%, 04/01/30	525	651
AerCap Ireland Capital Designated Activity Company
1.75%, 01/30/26	8,355	7,345
American International Group, Inc.
3.40%, 06/30/30	2,719	2,400
Aviation Capital Group LLC
1.95%, 09/20/26 (f)	8,865	7,507
Avolon Holdings Funding Limited
2.13%, 02/21/26 (f)	3,833	3,299
Banco Santander, S.A.
3.13%, 02/23/23 (g)	3,600	3,585
3.85%, 04/12/23	3,000	2,985
Bank of America Corporation
1.73%, 07/22/27	7,535	6,605
3.97%, 02/07/30	2,065	1,876
3.19%, 07/23/30	2,210	1,901
2.30%, 07/21/32	4,630	3,564
Barclays PLC
3.93%, 05/07/25	6,380	6,186
BNP Paribas
3.38%, 01/09/25 (f) (g)	3,180	3,062
2.82%, 11/19/25 (f) (g)	3,570	3,380
BPCE
5.70%, 10/22/23 (f)	10,150	10,124
5.15%, 07/21/24 (f)	5,670	5,549
Capital One Financial Corporation
3.75%, 04/24/24	2,000	1,964
4.20%, 10/29/25	1,245	1,208
CNO Global Funding
2.65%, 01/06/29 (f)	11,400	9,661
Cooperatieve Rabobank U.A.
1.11%, 02/24/27 (f)	6,735	5,865
Corebridge Financial, Inc.
3.90%, 04/05/32 (f)	9,385	8,220
6.88%, 12/15/52 (f)	6,895	6,419
Credit Agricole SA
3.75%, 04/24/23 (f) (g)	1,955	1,947
3.25%, 10/04/24 (f) (g)	3,020	2,905
4.38%, 03/17/25 (f) (g)	5,055	4,876
Credit Suisse Group AG
3.09%, 05/14/32 (f)	8,678	6,026
Danske Bank A/S
3.88%, 09/12/23 (f)	2,910	2,884
5.38%, 01/12/24 (f)	2,265	2,255
1.62%, 09/11/26 (f)	8,775	7,718
HSBC Holdings PLC
7.39%, 11/03/28	6,134	6,438
2.80%, 05/24/32	2,640	2,038
Intercontinental Exchange, Inc.
4.00%, 09/15/27	8,754	8,455
4.35%, 06/15/29	25,939	25,050
JPMorgan Chase & Co.
3.38%, 05/01/23	590	587
2.52%, 04/22/31	5,845	4,778
1.95%, 02/04/32	875	670
2.58%, 04/22/32	3,080	2,464
4.91%, 07/25/33	5,140	4,890
6.40%, 05/15/38	425	460
Liberty Mutual Group Inc.
4.25%, 06/15/23 (f)	129	128
4.57%, 02/01/29 (f)	3,131	2,935
5.50%, 06/15/52 (b) (f)	7,830	6,989
Liberty Mutual Insurance Company
7.88%, 10/15/26 (f)	475	505
Morgan Stanley
3.70%, 10/23/24 (b)	7,950	7,765
2.51%, 10/20/32	26,465	20,685
5.30%, 04/20/37	6,987	6,393
Northwestern Mutual Life Insurance Company
3.63%, 09/30/59 (f)	546	379
Standard Chartered PLC
0.99%, 01/12/25 (f)	5,480	5,163
The Goldman Sachs Group, Inc.
3.63%, 01/22/23	6,875	6,869
5.70%, 11/01/24 (b)	14,496	14,667
1.43%, 03/09/27	17,135	14,992
3.80%, 03/15/30	290	261
2.62%, 04/22/32	3,260	2,598
The PNC Financial Services Group, Inc.
3.90%, 04/29/24	830	820
The Progressive Corporation
3.95%, 03/26/50	2,345	1,890
Wells Fargo & Company
4.48%, 01/16/24	517	514
		281,350
Utilities 1.5%
Boston Gas Company
3.15%, 08/01/27 (f)	960	859
CMS Energy Corporation
4.75%, 06/01/50	4,502	3,912
Commonwealth Edison Company
3.65%, 06/15/46	465	352
Consolidated Edison Company of New York, Inc.
3.20%, 12/01/51	13,060	9,077
4.50%, 05/15/58	1,720	1,434
Dominion Energy South Carolina, Inc.
6.63%, 02/01/32	1,384	1,520
Duke Energy Corporation
4.50%, 08/15/32	22,440	21,087
5.00%, 08/15/52	1,725	1,548
Georgia Power Company
4.70%, 05/15/32	7,045	6,785
4.75%, 09/01/40	1,085	982
5.13%, 05/15/52	12,410	11,695
Indianapolis Power & Light Company
6.60%, 06/01/37 (f)	500	521
ITC Holdings Corp.
4.95%, 09/22/27 (f)	2,680	2,648
KeySpan Gas East Corporation
2.74%, 08/15/26 (f)	3,690	3,297
MidAmerican Energy Company
4.25%, 05/01/46	55	47
Oglethorpe Power Corporation (An Electric Membership Corporation)
6.19%, 01/01/31 (f)	325	329
Pacific Gas And Electric Company
5.90%, 06/15/32	4,300	4,199
PECO Energy Company
2.85%, 09/15/51	2,000	1,328
Sempra Energy
4.13%, 04/01/52	2,405	1,894
Southern California Edison Company
3.70%, 08/01/25	735	711
5.95%, 11/01/32	11,855	12,553
Southern California Gas Company
2.95%, 04/15/27	6,165	5,697
6.35%, 11/15/52	8,751	9,641
Texas Electric Market Stabilization Funding N LLC
4.27%, 08/01/34 (f)	8,015	7,658
The Brooklyn Union Gas Company
3.41%, 03/10/26 (f)	2,215	2,079
The Cleveland Electric Illuminating Company
3.50%, 04/01/28 (f)	9,400	8,557
The Southern Company
2.95%, 07/01/23	2,820	2,793
4.00%, 01/15/51	3,710	3,377
		126,580
Energy 1.0%
BP Capital Markets P.L.C.
4.88%, (100, 03/22/30) (h)	7,708	6,748

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
Cheniere Energy Partners, L.P.
3.25%, 01/31/32	12,870	10,251
EIG Pearl Holdings S.a r.l.
3.55%, 08/31/36 (f)	10,020	8,416
Energy Transfer LP
7.60%, 02/01/24	1,030	1,043
4.95%, 06/15/28	2,925	2,818
Equinor ASA
3.00%, 04/06/27	11,800	11,024
Galaxy Pipeline Assets Bidco Limited
2.16%, 03/31/34 (f)	18,789	15,968
Gray Oak Pipeline, LLC
2.60%, 10/15/25 (f)	2,861	2,594
3.45%, 10/15/27 (f)	465	411
Hess Corporation
7.30%, 08/15/31	7,695	8,360
Qatarenergy
3.13%, 07/12/41 (f)	3,745	2,875
Sabine Pass Liquefaction, LLC
4.50%, 05/15/30	6,700	6,223
5.90%, 09/15/37 (b) (f)	4,980	4,946
Var Energi ASA
8.00%, 11/15/32 (f)	8,750	9,020
		90,697
Consumer Discretionary 0.5%
General Motors Financial Company, Inc.
3.70%, 05/09/23	5,900	5,870
Genting New York LLC
3.30%, 02/15/26 (f)	10,068	8,806
Hyundai Capital America
0.80%, 04/03/23 (f)	7,830	7,736
Magallanes, Inc.
4.05%, 03/15/29 (f)	19,737	17,106
Spectrum Management Holding Company, LLC
6.55%, 05/01/37	435	413
7.30%, 07/01/38	285	283
6.75%, 06/15/39	285	268
Volkswagen Group of America, Inc.
3.35%, 05/13/25 (f)	4,370	4,177
		44,659
Communication Services 0.5%
AT&T Inc.
2.55%, 12/01/33	3,819	2,937
4.30%, 12/15/42	835	690
3.65%, 06/01/51	344	244
3.85%, 06/01/60	606	424
Charter Communications Operating, LLC
2.25%, 01/15/29	4,230	3,410
Comcast Corporation
3.95%, 10/15/25	4,345	4,253
5.65%, 06/15/35	165	173
4.40%, 08/15/35	2,325	2,165
6.50%, 11/15/35	34	38
Sprint Spectrum Co LLC
4.74%, 03/20/25 (f)	4,416	4,353
Time Warner Cable Enterprises LLC
8.38%, 03/15/23	195	196
Verizon Communications Inc.
2.36%, 03/15/32	25,651	20,367
4.75%, 11/01/41	265	242
		39,492
Health Care 0.4%
Aetna Inc.
2.80%, 06/15/23	3,340	3,305
Alcon Finance Corporation
5.75%, 12/06/52 (f)	1,420	1,441
Bayer US Finance II LLC
4.25%, 12/15/25 (f)	3,295	3,197
Bon Secours Mercy Health, Inc.
2.10%, 06/01/31	2,755	2,149
Children's National Medical Center
2.93%, 07/15/50	2,590	1,607
CommonSpirit Health
4.20%, 08/01/23	5,150	5,136
4.35%, 11/01/42	1,025	852
4.19%, 10/01/49	1,449	1,131
3.91%, 10/01/50	260	194
CVS Health Corporation
4.88%, 07/20/35	1,135	1,077
Dignity Health
3.81%, 11/01/24	1,703	1,652
Mercy Health
3.56%, 08/01/27	4,070	3,778
Sutter Health
2.29%, 08/15/30	1,555	1,256
The Toledo Hospital
5.75%, 11/15/38	1,475	1,384
UnitedHealth Group Incorporated
4.20%, 05/15/32	3,005	2,860
4.75%, 05/15/52	475	442
		31,461
Industrials 0.3%
BAE Systems Holdings Inc.
3.85%, 12/15/25 (f)	4,240	4,082
DAE Funding LLC
1.55%, 08/01/24 (f)	10,435	9,724
Penske Truck Leasing Co., L.P.
2.70%, 11/01/24 (f)	1,545	1,458
3.95%, 03/10/25 (f)	10,090	9,708
Raytheon Technologies Corporation
3.95%, 08/16/25	2,545	2,486
		27,458
Information Technology 0.3%
Intel Corporation
4.15%, 08/05/32 (b)	15,350	14,330
Microchip Technology Incorporated
0.97%, 02/15/24	10,715	10,187
Oracle Corporation
3.65%, 03/25/41	2,860	2,115
		26,632
Consumer Staples 0.3%
Anheuser-Busch InBev Worldwide Inc.
4.38%, 04/15/38 (b)	7,300	6,562
Ashtead Capital, Inc.
5.50%, 08/11/32 (f)	2,800	2,684
Philip Morris International Inc.
5.13%, 11/17/27	4,035	4,073
5.63%, 11/17/29	2,670	2,719
5.75%, 11/17/32	6,675	6,827
Sigma Alimentos, S.A. de C.V.
4.13%, 05/02/26 (f)	2,620	2,485
		25,350
Real Estate 0.0%
VICI Properties Inc.
4.13%, 08/15/30 (f)	2,600	2,272
Total Corporate Bonds And Notes (cost $745,953)		695,951
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 1.2%
Aaset 2019-1 Trust
Series 2019-A-1, 3.84%, 05/15/26	577	369
Angel Oak Mortgage Trust 2019-4
Series 2019-A1-4, REMIC, 2.99%, 08/25/23 (e)	55	55
Angel Oak Mortgage Trust 2019-6
Series 2019-A1-6, REMIC, 2.62%, 12/25/23 (e)	343	328
Angel Oak Mortgage Trust I, LLC 2018-3
Series 2018-A1-3, REMIC, 3.65%, 09/25/48 (e)	42	42
Bank of America Merrill Lynch Commercial Mortgage Trust 2015-UBS7
Series 2015-A4-UBS7, REMIC, 3.71%, 09/17/25	1,145	1,081
BFLD Trust 2020-OBRK
Series 2020-A-OBRK, REMIC, 6.37%, (1 Month USD LIBOR + 2.05%), 11/15/28 (e)	3,450	3,414
BX Trust 2021-ARIA
Series 2021-B-ARIA, REMIC, 5.61%, (1 Month USD LIBOR + 1.30%), 10/16/23 (e)	7,510	7,032
BX Trust 2021-LGCY
Series 2021-A-LGCY, 4.38%, 10/15/36 (e)	17,700	16,893

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
BXHPP Trust 2021-FILM
Series 2021-A-FILM, REMIC, 4.97%, (1 Month USD LIBOR + 0.65%), 08/17/26 (e)	7,920	7,391
Castlelake Aircraft Structured Trust 2019-1
Series 2019-A-1A, 3.97%, 04/15/26 (i)	1,509	1,289
Castlelake Aircraft Structured Trust 2021-1
Series 2021-A-1A, 3.47%, 01/15/28 (i)	879	735
CF Hippolyta Issuer LLC
Series 2021-A1-1A, REMIC, 1.53%, 03/15/26	1,580	1,363
Series 2021-B1-1A, REMIC, 1.98%, 03/15/26	828	680
CFMT 2021-AL1 Trust
Series 2021-B-AL1, REMIC, 1.39%, 09/22/31	8,532	8,108
Flagstar Mortgage Trust 2018-3
Series 2018-A3-3INV, REMIC, 4.00%, 05/25/38	1,657	1,507
Flagstar Mortgage Trust 2021-9INV
Series 2021-A2-9INV, REMIC, 2.00%, 01/25/36 (e)	3,414	2,828
Ford Credit Auto Lease Trust 2021-A
Series 2021-C-A, 0.78%, 07/15/23	2,910	2,847
Ford Credit Auto Owner Trust 2021-REV1
Series 2021-B-1, 1.61%, 04/15/26	1,390	1,214
Series 2021-C-1, 1.91%, 04/15/26	1,165	1,002
Home Partners of America 2021-2 Trust
Series 2021-B-2, 2.30%, 12/17/26	6,806	5,881
Horizon Aircraft Finance I Limited
Series 2018-A-1, 4.46%, 12/15/25	198	161
Horizon Aircraft Finance II Limited
Series 2019-A-1, 3.72%, 07/15/26 (i)	690	544
Horizon Aircraft Finance III Limited
Series 2019-A-2, 3.43%, 11/15/26 (f) (i)	1,308	1,004
LIFE 2021-BMR Mortgage Trust
Series 2021-A-BMR, REMIC, 5.02%, (1 Month USD LIBOR + 0.70%), 03/15/23 (e)	1,435	1,390
Mach 1 Cayman Limited
Series 2019-A-1, 3.47%, 08/17/26 (f) (i)	713	580
Maps 2019-1 Limited
Series 2019-A-1A, 4.46%, 03/15/26	298	267
Metlife Securitization Trust 2017-1
Series 2017-A-1A, REMIC, 3.00%, 06/25/26 (e)	758	698
Mill City Mortgage Loan Trust 2017-3
Series 2017-A1-3, REMIC, 2.75%, 03/25/24 (e)	459	435
New Economy Assets – Phase 1 Sponsor, LLC
Series 2021-B1-1, REMIC, 2.41%, 10/20/26	2,440	1,991
SBA Towers, LLC
Series 2019-1C-1, 2.84%, 01/15/25	1,930	1,800
Series 2020-2C-1, 1.88%, 01/15/26	1,520	1,338
Series 2021-C-211, 1.63%, 05/15/51	2,570	2,160
SCE Recovery Funding LLC
Series 2021-A-1-A, 0.86%, 11/15/31	2,157	1,799
Series 2021-A-2-A, 1.94%, 05/15/38	1,050	714
Series 2021-A-3-A, 2.51%, 11/15/43	605	370
SCF Equipment Leasing 2021-1 LLC
Series 2021-A3-1A, 0.83%, 08/21/28	9,800	9,298
SFAVE Commercial Mortgage Securities Trust 2015-5AVE
Series 2015-A2B-5AVE, REMIC, 4.14%, 01/08/35	2,960	1,997
SoFi Consumer Loan Program 2021-1 Trust
Series 2021-A-1, 0.49%, 06/25/24	796	780
SREIT Commercial Mortgage Trust 2021-MFP
Series 2021-B-MFP, REMIC, 5.40%, (1 Month USD LIBOR + 1.08%), 11/15/23 (e)	8,820	8,402
START Ireland
Series 2019-A-1, 4.09%, 03/15/26	788	677
Symphony CLO XIV, Ltd.
Series 2014-AR-14A, 4.96%, (3 Month USD LIBOR + 0.95%), 07/14/26 (e)	73	73
Towd Point Mortgage Trust 2017-2
Series 2017-A1-2, REMIC, 2.75%, 01/25/23 (e)	84	81
Towd Point Mortgage Trust 2017-4
Series 2017-A1-4, REMIC, 2.75%, 02/25/25 (e)	1,079	997
Towd Point Mortgage Trust 2018-1
Series 2018-A1-1, REMIC, 3.00%, 05/25/24 (e)	438	418
United Airlines Class B Pass Through Certificates, Series 2018-1
Series 2018-B-1, 4.60%, 03/01/26	392	358
Wells Fargo Commercial Mortgage Trust 2015-NXS1
Series 2015-A5-NXS1, REMIC, 3.15%, 04/17/25	1,885	1,784
Total Non-U.S. Government Agency Asset-Backed Securities (cost $114,649)		104,175
SHORT TERM INVESTMENTS 6.7%
Investment Companies 6.3%
JNL Government Money Market Fund - Institutional Class, 3.89% (j) (k)	541,031	541,031
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (j) (k)	34,650	34,650
Total Short Term Investments (cost $575,681)		575,681
Total Investments 105.7% (cost $8,106,888)		9,051,285
Other Derivative Instruments 0.0%		10
Other Assets and Liabilities, Net (5.7)%		(488,925)
Total Net Assets 100.0%		8,562,370

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2022, the total payable for investments purchased on a delayed delivery basis was $465,118.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2022, the value and the percentage of net assets of these securities was $263,674 and 3.1% of the Fund.

(g) Convertible security.

(h) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2022.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/WMC Balanced Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	22	March 2023	2,479	(3)	(9)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/WMC Balanced Fund — Futures Contracts (continued)
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
United States 2 Year Note	392	April 2023	80,300	(61)	91
				(64)	82
Short Contracts
United States 10 Year Ultra Bond	(18)	March 2023	(2,141)	27	12
United States 5 Year Note	(64)	April 2023	(6,962)	45	54
				72	66

JNL/WMC Balanced Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
GBP/USD	BCL	01/03/23	GBP	479	579	2

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WMC Balanced Fund
Assets - Securities
Common Stocks	5,323,899	282,221	—	5,606,120
Government And Agency Obligations	—	2,069,358	—	2,069,358
Corporate Bonds And Notes	—	695,951	—	695,951
Non-U.S. Government Agency Asset-Backed Securities	—	104,175	—	104,175
Short Term Investments	575,681	—	—	575,681
	5,899,580	3,151,705	—	9,051,285
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	157	—	—	157
Open Forward Foreign Currency Contracts	—	2	—	2
	157	2	—	159
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(9)	—	—	(9)
	(9)	—	—	(9)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/WMC Equity Income Fund
COMMON STOCKS 97.5%
Health Care 17.5%
AstraZeneca PLC - ADR	262	17,746
Becton, Dickinson and Company	47	11,894
Elevance Health, Inc.	22	11,478
Eli Lilly and Company	92	33,747
Johnson & Johnson	221	39,000
Medtronic, Inc.	126	9,788
Merck & Co., Inc.	379	42,019
Pfizer Inc.	859	44,012
UnitedHealth Group Incorporated	26	13,722
		223,406
Financials 17.1%
American International Group, Inc.	208	13,134
Blackstone Inc. - Class A	190	14,079
Chubb Limited	93	20,501
JPMorgan Chase & Co.	390	52,300
M&T Bank Corporation	121	17,560
MetLife, Inc.	383	27,733
Morgan Stanley	339	28,853
Raymond James Financial, Inc.	123	13,118
Royal Bank of Canada	139	13,082
Truist Financial Corporation	408	17,542
		217,902
Consumer Staples 11.2%
Archer-Daniels-Midland Company	182	16,858
Kellogg Company	200	14,228
Keurig Dr Pepper Inc.	445	15,871
Kimberly-Clark Corporation	89	12,118
Mondelez International, Inc. - Class A	291	19,415
Philip Morris International Inc.	240	24,246
The Procter & Gamble Company	102	15,540
Unilever PLC - ADR	497	25,035
		143,311
Information Technology 10.4%
Analog Devices, Inc.	119	19,487
Broadcom Inc.	24	13,581
Cisco Systems, Inc.	529	25,183
Corning Incorporated	443	14,159
Fidelity National Information Services, Inc.	180	12,198
NXP Semiconductors N.V.	87	13,716
Qualcomm Incorporated	202	22,162
TE Connectivity Ltd. (a)	107	12,276
		132,762
Industrials 9.9%
Canadian National Railway Company	100	11,858
Eaton Corporation Public Limited Company	90	14,084
Emerson Electric Co.	132	12,677
General Dynamics Corporation	76	18,899
Honeywell International Inc.	59	12,650
Johnson Controls International Public Limited Company	249	15,958
L3Harris Technologies, Inc.	59	12,244
Raytheon Technologies Corporation	123	12,425
Siemens Aktiengesellschaft - ADR	143	9,851
Siemens Aktiengesellschaft - Class N	45	6,247
		126,893
Energy 9.4%
ConocoPhillips	334	39,462
Coterra Energy Inc.	789	19,386
EOG Resources, Inc.	303	39,274
Phillips 66	93	9,635
TC Energy Corporation (b)	300	11,973
		119,730
Utilities 8.2%
American Electric Power Company, Inc.	230	21,875
Atmos Energy Corporation	182	20,441
Exelon Corporation	573	24,765
NextEra Energy, Inc.	245	20,528
Sempra Energy	115	17,732
		105,341
Consumer Discretionary 5.9%
Lennar Corporation - Class A	157	14,173
Lowe`s Companies, Inc.	62	12,325
The Home Depot, Inc.	93	29,535
The TJX Companies, Inc.	243	19,321
		75,354
Materials 4.2%
Celanese Corporation - Class A	56	5,759
LyondellBasell Industries N.V. - Class A	182	15,140
PPG Industries, Inc.	127	16,003
Rio Tinto PLC - ADR (b)	233	16,568
		53,470
Real Estate 2.2%
Crown Castle Inc.	116	15,748
Welltower OP LLC	187	12,269
		28,017
Communication Services 1.5%
Comcast Corporation - Class A	547	19,119
Total Common Stocks (cost $1,198,696)		1,245,305
PREFERRED STOCKS 1.2%
Health Care 1.2%
Roche Holding AG	48	15,076
Total Preferred Stocks (cost $16,052)		15,076
SHORT TERM INVESTMENTS 1.4%
Investment Companies 1.2%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	14,785	14,785
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 3.99% (c) (d)	3,063	3,063
Total Short Term Investments (cost $17,848)		17,848
Total Investments 100.1% (cost $1,232,596)		1,278,229
Other Assets and Liabilities, Net (0.1)%		(1,510)
Total Net Assets 100.0%		1,276,719

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/WMC Equity Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	04/19/21	13,556	12,276	1.0

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WMC Equity Income Fund
Assets - Securities
Common Stocks	1,239,058	6,247	—	1,245,305
Preferred Stocks	15,076	—	—	15,076
Short Term Investments	17,848	—	—	17,848
	1,271,982	6,247	—	1,278,229

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/WMC Global Real Estate Fund
COMMON STOCKS 97.8%
United States of America 59.2%
Agree Realty Corporation	193	13,658
Alexandria Real Estate Equities, Inc.	59	8,596
American Tower Corporation	52	10,977
AvalonBay Communities, Inc.	125	20,155
Brixmor Property Group Inc.	603	13,678
Caretrust REIT, Inc.	372	6,904
CBRE Group, Inc. - Class A (a)	30	2,334
Corporate Office Properties Trust	264	6,856
Empire State Realty Trust, Inc. - Class A	1,086	7,317
Equinix, Inc.	33	21,597
Equity Residential	331	19,531
Getty Realty Corp.	195	6,601
Host Hotels & Resorts, Inc.	386	6,191
Hyatt Hotels Corporation - Class A (a)	53	4,813
Innovative Industrial Properties, Inc.	35	3,542
Iron Mountain Incorporated	209	10,420
Kimco Realty Corporation	762	16,145
Life Storage Inc.	84	8,314
LTC Properties, Inc.	204	7,263
Phillips Edison & Company, Inc.	284	9,049
Plymouth Industrial REIT, Inc.	354	6,792
ProLogis Inc.	406	45,791
Public Storage	77	21,617
Ryman Hospitality Properties, Inc.	82	6,741
Simon Property Group, Inc.	44	5,113
Sun Communities, Inc.	143	20,462
Tanger Factory Outlet Centers, Inc.	394	7,062
Veris Residential, Inc (a)	368	5,862
VICI Properties Inc.	814	26,365
W.P. Carey Inc.	268	20,974
Welltower OP LLC	334	21,873
WillScot Mobile Mini Holdings Corp. - Class A (a)	150	6,761
		399,354
Japan 9.8%
Frontier Real Estate Investment Corporation	3	10,278
Kyoritsu Maintenance Co., Ltd.	147	6,548
Mitsui Fudosan Co., Ltd.	875	15,943
Nomura Real Estate Holdings, Inc.	334	7,150
Oriental Land Co., Ltd.	86	12,455
ORIX JREIT Inc.	5	7,236
Tokyo Tatemono Co., Ltd. (b)	515	6,232
		65,842
Hong Kong 6.4%
CK Asset Holdings Limited	2,872	17,641
Sino Land Company Limited	4,454	5,563
Swire Pacific Limited - Class A	1,004	8,806
Wharf Real Estate Investment Company Limited	1,965	11,413
		43,423
Singapore 4.8%
Capitaland Group Pte. Ltd.	4,717	7,207
Capitaland Investment Limited	5,308	14,659
City Developments Limited	1,663	10,215
		32,081
United Kingdom 3.4%
NewRiver REIT plc (c)	3,664	3,441
Safestore Holdings PLC	415	4,745
The British Land Company Public Limited Company	2,185	10,486
The Unite Group PLC	391	4,328
		23,000
France 2.8%
Carmila	233	3,324
Klepierre	580	13,430
Nexity	69	1,938
		18,692
Australia 2.7%
Goodman Funding Pty Ltd	603	7,134
Vicinity Centres RE Ltd	8,346	11,361
		18,495
Sweden 1.5%
Hufvudstaden AB (publ) - Class A	698	9,940
Thailand 1.5%
Central Pattana Public Company Limited	4,814	9,869
Canada 1.3%
StorageVault Canada Inc.	2,039	9,065
Spain 1.3%
Cellnex Telecom, S.A. (c)	154	5,128
Merlin Properties, Socimi, S.A.	394	3,711
		8,839
Switzerland 1.1%
PSP Swiss Property AG - Class N	65	7,687
United Arab Emirates 0.9%
Emaar Properties PJSC	3,929	6,273
China 0.8%
H World Group Limited - ADR	121	5,147
South Africa 0.3%
Growthpoint Properties Ltd	2,083	1,785
Total Common Stocks (cost $707,685)		659,492
SHORT TERM INVESTMENTS 2.0%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 3.89% (d) (e)	13,607	13,607
Total Short Term Investments (cost $13,607)		13,607
Total Investments 99.8% (cost $721,292)		673,099
Other Derivative Instruments 0.0%		1
Other Assets and Liabilities, Net 0.2%		1,398
Total Net Assets 100.0%		674,498

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

JNL/WMC Global Real Estate Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Cellnex Telecom, S.A.	04/28/21	8,466	5,128	0.8
NewRiver REIT plc	11/30/22	3,605	3,441	0.5
		12,071	8,569	1.3

JNL/WMC Global Real Estate Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/AUD	BCL	01/03/23	AUD	(19)	(12)	—
USD/AUD	JPM	01/04/23	AUD	(17)	(12)	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL/WMC Global Real Estate Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ZAR/USD	BCL	01/03/23	ZAR	5,390	317	2
ZAR/USD	SCB	01/04/23	ZAR	6,967	410	(1)
ZAR/USD	BCL	01/05/23	ZAR	2,347	138	—
					841	1

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WMC Global Real Estate Fund
Assets - Securities
Common Stocks
United States of America	399,354	—	—	399,354
Japan	—	65,842	—	65,842
Hong Kong	—	43,423	—	43,423
Singapore	—	32,081	—	32,081
United Kingdom	—	23,000	—	23,000
France	—	18,692	—	18,692
Australia	—	18,495	—	18,495
Sweden	—	9,940	—	9,940
Thailand	—	9,869	—	9,869
Canada	9,065	—	—	9,065
Spain	—	8,839	—	8,839
Switzerland	—	7,687	—	7,687
United Arab Emirates	—	6,273	—	6,273
China	5,147	—	—	5,147
South Africa	—	1,785	—	1,785
Short Term Investments	13,607	—	—	13,607
	427,173	245,926	—	673,099
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	2	—	2
	—	2	—	2
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(1)	—	(1)
	—	(1)	—	(1)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/WMC Government Money Market Fund
GOVERNMENT AND AGENCY OBLIGATIONS 58.0%
U.S. Treasury Bill 28.4%
Treasury, United States Department of
2.53%, 01/05/23 (a)	60,750	60,733
3.25%, 01/10/23 (a)	59,575	59,527
2.69%, 01/26/23 (a)	137,850	137,588
3.29%, 02/02/23 (a)	93,346	93,075
3.94%, 02/14/23 (a)	27,692	27,560
4.26%, 02/28/23 (a)	48,150	47,824
4.38%, 03/21/23 (a)	83,750	82,956
4.48%, 04/04/23 (a)	66,725	65,963
4.09%, 04/13/23 (a)	63,550	62,824
4.50%, 04/18/23 (a)	83,150	82,053
4.61%, 06/01/23 (a)	66,750	65,477
4.63%, 06/08/23 (a)	33,025	32,363
4.49%, 06/15/23 (a)	109,150	107,139
3.00%, 07/13/23 (a)	30,500	30,016
		955,098
Discount Notes 19.7%
FHLBanks Office of Finance
4.43%, 02/24/23 (a) (b)	67,350	66,908
4.44%, 03/03/23 (a) (b)	145,000	143,924
4.49%, 03/08/23 (a) (b)	66,584	66,043
4.46%, 03/17/23 (a) (b)	67,225	66,609
4.50%, 03/22/23 (a) (b)	29,630	29,338
4.52%, 03/24/23 (a) (b)	67,375	66,691
4.55%, 03/29/23 (a) (b)	68,000	67,263
4.54%, 03/31/23 (a) (b)	67,000	66,258
4.55%, 04/06/23 (a) (b)	16,750	16,552
4.67%, 06/06/23 (a) (b)	50,650	49,638
4.09%, 09/21/23 (a) (b)	27,100	26,302
		665,526
U.S. Government Agency Obligations 9.9%
Federal Farm Credit Banks Consolidated Systemwide Bonds
4.34%, (SOFR + 0.04%), 07/12/23 (b) (c)	10,370	10,370
4.35%, (SOFR + 0.05%), 09/29/23 (b) (c)	12,380	12,380
Federal Farm Credit Banks Funding Corporation
4.34%, (Fed Funds + 0.02%), 04/13/23 (b) (c)	14,500	14,500
Federal Home Loan Bank of New York
4.88%, 12/07/23 (b)	1,700	1,700
Federal Home Loan Bank of Pittsburgh
4.34%, (SOFR + 0.04%), 02/01/23 (b) (c)	54,500	54,500
4.33%, 04/18/23 (b)	65,275	65,266
4.38%, 04/27/23 (b)	76,000	75,985
4.25%, 07/12/23 (b)	45,000	44,985
4.50%, 07/20/23 (b)	50,000	49,974
Federal National Mortgage Association, Inc.
2.88%, 09/12/23 (b)	2,900	2,871
		332,531
Total Government And Agency Obligations (cost $1,953,155)		1,953,155
REPURCHASE AGREEMENTS 31.9%
Repurchase Agreements (d)		1,072,900
Total Repurchase Agreements (cost $1,072,900)		1,072,900
Total Investments 89.9% (cost $3,026,055)		3,026,055
Other Assets and Liabilities, Net 10.1%		339,932
Total Net Assets 100.0%		3,365,987

(a) The coupon rate represents the yield to maturity.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are presented.

(d) For repurchase agreements held at December 31, 2022, see Repurchase Agreements in the Schedules of Investments.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	Treasury, United States Department of, 1.25%-4.00%, due 12/15/25-9/30/28	41,258	36,924	4.23	12/31/22	01/03/23	36,217	36,200	36,200
BNP	Federal Home Loan Mortgage Corporation, 2.00%-6.00%, due 10/1/46-12/1/52	5,536	5,108
	Federal Home Loan Bank, 3.74%, due 6/12/43	1,250	1,061
	Treasury, United States Department of, 0.00%-4.50%, due 1/19/23-5/15/38	20,260	19,438
	Government National Mortgage Association, 2.50%-6.50%, due 1/15/32-12/20/52	66,516	64,986
	Federal National Mortgage Association, Inc., 2.00%-7.00%, due 7/1/30-12/1/52	94,579	87,296
		188,141	177,889	4.30	12/31/22	01/03/23	174,483	174,400	174,400
BNP	Treasury, United States Department of, 1.75%-4.32%, due 4/30/24-7/31/24	55,210	53,448	4.24	12/31/22	01/03/23	52,425	52,400	52,400
BNS	Treasury, United States Department of, 0.00%-4.50%, due 2/15/23-2/15/52	281,362	248,793	4.25	12/31/22	01/03/23	243,915	243,800	243,800
BOA	Government National Mortgage Association, 1.50%-5.50%, due 4/20/37-12/20/52	79,244	77,622	4.30	12/31/22	01/03/23	76,136	76,100	76,100
DUB	Federal National Mortgage Association, Inc., 3.00%-4.50%, due 1/1/48-12/1/52	224,941	213,894	4.29	12/31/22	01/03/23	209,800	209,700	209,700
GSC	Government National Mortgage Association, 3.00%-5.50%, due 8/15/38	110,943	108,222
	Federal National Mortgage Association, Inc., 5.50%-7.50%, due 1/1/24-7/1/40	188	193
	Federal Home Loan Mortgage Corporation, 8.00%, due 7/17/24	11	11
		111,142	108,426	4.24	12/31/22	01/03/23	106,350	106,300	106,300
JPM	Treasury, United States Department of, 0.38%-2.25%, due 8/15/24-2/15/30	15,369	14,382	4.25	12/31/22	01/03/23	14,107	14,100	14,100
NAT	Treasury, United States Department of, .013%-3.13%, due 1/15/24-5/15/46	91,771	81,498	4.24	12/31/22	01/03/23	79,938	79,900	79,900
RBC	Treasury, United States Department of, 4.32%-4.44%, due 4/30/24-7/31/24	79,628	80,062
	Federal National Mortgage Association, Inc., 3.50%-4.50%, due 2/1/43-6/1/52	1,593	1,538
		81,221	81,600	4.27	12/31/22	01/03/23	80,038	80,000	80,000
									1,072,900

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WMC Government Money Market Fund
Assets - Securities
Government And Agency Obligations	—	1,953,155	—	1,953,155
Repurchase Agreements	—	1,072,900	—	1,072,900
	—	3,026,055	—	3,026,055

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

	Shares/Par[1]	Value ($)
JNL/WMC Value Fund
COMMON STOCKS 98.4%
Financials 20.1%
American International Group, Inc.	336	21,260
Ares Management Corporation - Class A	287	19,674
Blackstone Inc. - Class A	170	12,594
Chubb Limited	124	27,267
JPMorgan Chase & Co.	371	49,777
LPL Financial Holdings Inc.	71	15,283
M&T Bank Corporation	154	22,351
MetLife, Inc.	397	28,698
Morgan Stanley	368	31,289
Raymond James Financial, Inc.	152	16,226
The PNC Financial Services Group, Inc.	112	17,629
The Progressive Corporation	116	14,995
Truist Financial Corporation	360	15,506
		292,549
Health Care 17.3%
AstraZeneca PLC - ADR	298	20,182
Becton, Dickinson and Company	92	23,435
Boston Scientific Corporation (a)	495	22,916
Centene Corporation (a)	306	25,064
Elevance Health, Inc.	58	29,497
Eli Lilly and Company	77	28,016
Merck & Co., Inc.	291	32,314
Pfizer Inc.	919	47,071
UnitedHealth Group Incorporated	45	23,786
		252,281
Information Technology 12.5%
Amdocs Limited	206	18,765
Analog Devices, Inc.	186	30,503
Cisco Systems, Inc.	793	37,780
Corning Incorporated	723	23,093
F5, Inc. (a)	134	19,217
Global Payments Inc.	150	14,936
NXP Semiconductors N.V.	98	15,561
Qualcomm Incorporated	201	22,128
		181,983
Industrials 11.0%
Emerson Electric Co.	208	20,026
Fortune Brands Innovations, Inc.	274	15,664
General Dynamics Corporation	78	19,456
Johnson Controls International Public Limited Company	426	27,260
Knight-Swift Transportation Holdings Inc. - Class A	291	15,266
L3Harris Technologies, Inc.	84	17,419
Raytheon Technologies Corporation	264	26,672
The Middleby Corporation (a)	141	18,834
		160,597
Energy 7.2%
ConocoPhillips	305	35,977
Coterra Energy Inc.	859	21,097
EOG Resources, Inc.	190	24,651
Phillips 66	221	23,017
		104,742
Consumer Discretionary 7.1%
Gentex Corporation	667	18,200
H & R Block, Inc.	431	15,732
Lennar Corporation - Class A	190	17,224
LKQ Corporation	280	14,978
The Home Depot, Inc.	81	25,648
Victoria's Secret & Co. (a)	348	12,459
		104,241
Utilities 5.6%
Atmos Energy Corporation	163	18,283
Duke Energy Corporation	205	21,075
Exelon Corporation	480	20,772
Sempra Energy	140	21,577
		81,707
Consumer Staples 5.5%
Archer-Daniels-Midland Company	213	19,753
Keurig Dr Pepper Inc.	470	16,765
Mondelez International, Inc. - Class A	360	23,993
Unilever PLC - ADR (b)	394	19,815
		80,326
Real Estate 5.2%
CBRE Group, Inc. - Class A (a)	231	17,774
Gaming and Leisure Properties, Inc.	435	22,667
Host Hotels & Resorts, Inc.	915	14,685
Welltower OP LLC	325	21,317
		76,443
Communication Services 4.7%
Alphabet Inc. - Class C (a)	366	32,440
Electronic Arts Inc.	162	19,741
Omnicom Group Inc.	203	16,535
		68,716
Materials 2.2%
Axalta Coating Systems Ltd. (a)	637	16,225
Sealed Air Corporation	314	15,672
		31,897
Total Common Stocks (cost $1,231,826)		1,435,482
PREFERRED STOCKS 1.0%
Health Care 1.0%
Roche Holding AG	46	14,527
Total Preferred Stocks (cost $12,872)		14,527
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 3.89% (c) (d)	6,744	6,744
Total Short Term Investments (cost $6,744)		6,744
Total Investments 99.9% (cost $1,251,442)		1,456,753
Other Assets and Liabilities, Net 0.1%		1,570
Total Net Assets 100.0%		1,458,323

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2022.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2022.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WMC Value Fund
Assets - Securities
Common Stocks	1,435,482	—	—	1,435,482
Preferred Stocks	14,527	—	—	14,527
Short Term Investments	6,744	—	—	6,744
	1,456,753	—	—	1,456,753

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Short Term Investments in Affiliates

Certain Funds invested in a money market fund which is managed by Jackson National Asset Management, LLC. The JNL Government Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Government Money Market Fund. The Funds sub-advised by T. Rowe Price Associates, Inc. invested in T. Rowe Price Government Reserve Fund as a cash management tool. The total value and cost of these investments is included in investments – affiliated in the Statements of Assets and Liabilities and the associated income is included in affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in these investments during the year ended December 31, 2022. The following table details the investments held during the year ended December 31, 2022.

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Distributions from Funds($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL iShares Tactical Growth Fund	—	53,693	49,281	61	4,412	1.5
JNL iShares Tactical Moderate Fund	258	35,380	29,591	58	6,047	3.1
JNL iShares Tactical Moderate Growth Fund	273	54,594	48,788	68	6,079	2.0
JNL/Vanguard Growth ETF Allocation Fund	1,273	62,660	63,933	6	—	—
JNL/Vanguard Moderate ETF Allocation Fund	932	54,016	54,304	5	644	0.1
JNL/Vanguard Moderate Growth ETF Allocation Fund	459	57,331	57,790	6	—	—
JNL Bond Index Fund	172,796	275,613	407,374	689	41,035	4.0
JNL Emerging Markets Index Fund	10,214	85,491	90,691	80	5,014	0.6
JNL International Index Fund	9,154	148,496	152,498	88	5,152	0.2
JNL Mid Cap Index Fund	49,679	320,044	339,020	295	30,703	1.0
JNL Small Cap Index Fund	8,884	258,413	262,058	101	5,239	0.2
JNL Multi-Manager Alternative Fund	228,838	1,296,512	1,374,419	2,214	150,931	14.0
JNL Multi-Manager Emerging Markets Equity Fund	44,198	265,111	299,370	203	9,939	1.1
JNL Multi-Manager International Small Cap Fund	17,033	136,618	147,391	77	6,260	1.1
JNL Multi-Manager Mid Cap Fund	52,860	523,064	529,619	643	46,305	3.2
JNL Multi-Manager Small Cap Growth Fund	77,799	1,036,322	1,070,671	976	43,450	2.1
JNL Multi-Manager Small Cap Value Fund	46,869	381,320	370,790	598	57,399	3.6
JNL Multi-Manager U.S. Select Equity Fund	—	359,463	344,409	158	15,054	4.5
JNL S&P 500 Index Fund	5,381	61,693	62,747	42	4,327	1.6
JNL/AB Sustainable Global Thematic Fund	—	15,928	15,272	9	656	4.7
JNL/AQR Large Cap Defensive Style Fund	18,445	64,084	63,939	229	18,590	4.8
JNL/Baillie Gifford International Growth Fund	14,155	130,629	131,368	88	13,416	1.9
JNL/Baillie Gifford U.S. Equity Growth Fund	1,678	22,800	20,813	11	3,665	5.6
JNL/BlackRock Global Allocation Fund	527,000	1,861,180	1,951,934	5,242	436,246	15.1
JNL/BlackRock Global Natural Resources Fund	14,866	1,098,830	1,068,715	534	44,981	2.8
JNL/BlackRock Large Cap Select Growth Fund	4,752	1,572,051	1,559,598	997	17,205	0.5
JNL/Causeway International Value Select Fund	27,529	648,117	673,532	362	2,114	0.2
JNL/ClearBridge Large Cap Growth Fund	15,436	476,668	463,585	500	28,519	2.2
JNL/DFA International Core Equity Fund	4,078	61,964	65,610	12	432	0.2
JNL/DFA U.S. Core Equity Fund	2,782	178,128	177,832	43	3,078	0.2
JNL/DFA U.S. Small Cap Fund	1,241	97,291	96,365	23	2,167	0.4
JNL/DoubleLine Core Fixed Income Fund	81,004	1,221,157	1,170,986	1,192	131,175	4.8
JNL/DoubleLine Emerging Markets Fixed Income Fund	5,500	284,037	289,537	78	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	166,413	975,997	1,125,949	429	16,461	0.9
JNL/DoubleLine Total Return Fund	39,575	729,513	730,837	545	38,251	1.9
JNL/Fidelity Institutional Asset Management Total Bond Fund	89,435	577,229	591,482	1,839	75,182	5.8
JNL/First Sentier Global Infrastructure Fund	8,039	277,838	275,843	144	10,034	1.1
JNL/Franklin Templeton Income Fund	46,291	643,317	669,404	293	20,204	1.3
JNL/Goldman Sachs 4 Fund	25,581	843,792	841,827	378	27,546	0.5
JNL/GQG Emerging Markets Equity Fund	23,144	371,989	380,300	213	14,833	2.3
JNL/Harris Oakmark Global Equity Fund	12,505	187,325	191,647	115	8,183	1.1
JNL/Heitman U.S. Focused Real Estate Fund	11,872	77,129	89,001	20	—	—
JNL/Invesco Diversified Dividend Fund	29,506	328,104	312,264	536	45,346	4.3
JNL/Invesco Global Growth Fund	13,238	201,932	204,457	180	10,713	0.8
JNL/Invesco Small Cap Growth Fund	50,219	442,078	432,431	932	59,866	3.8
JNL/JPMorgan Global Allocation Fund	28,433	691,655	672,908	1,074	47,180	4.6
JNL/JPMorgan Hedged Equity Fund	40,380	180,384	216,203	108	4,561	0.6
JNL/JPMorgan MidCap Growth Fund	48,558	577,975	562,793	1,117	63,740	2.4
JNL/JPMorgan U.S. Government & Quality Bond Fund	60,287	644,529	625,097	956	79,719	5.0
JNL/JPMorgan U.S. Value Fund	15,777	279,729	252,162	601	43,344	2.7
JNL/Lazard International Strategic Equity Fund	20,922	318,026	324,962	239	13,986	3.0
JNL/Loomis Sayles Global Growth Fund	6,366	106,082	109,370	34	3,078	0.6
JNL/Lord Abbett Short Duration Income Fund	15,341	841,068	846,482	157	9,927	0.9
JNL/Mellon Communication Services Sector Fund	2,167	44,718	46,449	13	436	0.3
JNL/Mellon Consumer Discretionary Sector Fund	2,789	173,114	173,663	34	2,240	0.2
JNL/Mellon Consumer Staples Sector Fund	2,637	244,143	246,225	59	555	0.1
JNL/Mellon Dow Index Fund	25,829	182,725	191,640	226	16,914	1.4
JNL/Mellon Energy Sector Fund	2,484	965,942	944,076	141	24,350	0.8
JNL/Mellon Financial Sector Fund	18,509	332,572	348,133	84	2,948	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Distributions from Funds($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/Mellon Healthcare Sector Fund	7,079	360,195	355,979	157	11,295	0.3
JNL/Mellon Industrials Sector Fund	1,133	65,706	65,776	16	1,063	0.6
JNL/Mellon Information Technology Sector Fund	10,339	452,677	455,371	110	7,645	0.2
JNL/Mellon Materials Sector Fund	1,494	109,301	109,684	14	1,111	0.6
JNL/Mellon Nasdaq 100 Index Fund	55,759	619,818	630,788	418	44,789	1.0
JNL/Mellon Real Estate Sector Fund	2,972	80,108	82,878	6	202	0.1
JNL/Mellon S&P 500 Index Fund	57,987	880,927	848,531	1,549	90,383	0.8
JNL/Mellon U.S. Stock Market Index Fund	25,272	675,735	683,428	251	17,579	0.4
JNL/Mellon Utilities Sector Fund	1,822	282,975	281,312	59	3,485	0.5
JNL/Mellon World Index Fund	4,564	41,360	38,884	77	7,040	2.0
JNL/MFS Mid Cap Value Fund	33,293	311,025	312,124	323	32,194	1.6
JNL/Morningstar PitchBook Listed Private Equity Index Fund	74	2,179	2,253	—	—	—
JNL/Morningstar U.S. Sustainability Index Fund	1,965	71,467	73,432	7	—	—
JNL/Morningstar Wide Moat Index Fund	3,792	148,294	148,102	60	3,984	0.5
JNL/Neuberger Berman Commodity Strategy Fund	8,319	620,942	586,609	454	42,652	11.1
JNL/Neuberger Berman Gold Plus Strategy Fund	—	31,332	29,402	29	1,930	11.6
JNL/Neuberger Berman Strategic Income Fund	72,438	264,339	306,848	125	29,929	4.6
JNL/Newton Equity Income Fund	20,217	1,178,137	1,088,013	730	110,341	5.9
JNL/PPM America Floating Rate Income Fund	56,637	761,211	718,359	1,348	99,489	8.2
JNL/PPM America High Yield Bond Fund	42,829	455,602	470,624	423	27,807	2.0
JNL/PPM America Total Return Fund	41,043	528,695	569,238	223	500	—
JNL/RAFI Fundamental U.S. Small Cap Fund	8,434	63,909	72,340	16	3	—
JNL/RAFI Multi-Factor U.S. Equity Fund	6,578	170,765	176,033	31	1,310	0.1
JNL/T. Rowe Price Balanced Fund	—	23,379	23,379	13	—	—
JNL/T. Rowe Price Capital Appreciation Fund	18,681	896,480	901,079	217	14,082	0.1
JNL/T. Rowe Price Established Growth Fund	2,000	98,718	98,288	41	2,430	—
JNL/T. Rowe Price Mid-Cap Growth Fund	1,776	134,379	134,510	44	1,645	—
JNL/T. Rowe Price Short-Term Bond Fund	7,609	236,561	241,586	44	2,584	0.1
JNL/T. Rowe Price U.S. High Yield Fund	—	69,669	69,669	11	—	—
JNL/T. Rowe Price Value Fund	569	281,212	281,781	60	—	—
JNL/WCM China Quality Growth Fund	—	7,911	7,478	3	433	7.5
JNL/WCM Focused International Equity Fund	69,429	404,998	444,289	402	30,138	2.3
JNL/Westchester Capital Event Driven Fund	5,146	131,654	130,183	61	6,617	5.0
JNL/Western Asset Global Multi-Sector Bond Fund	44,483	497,226	535,886	143	5,823	1.4
JNL/William Blair International Leaders Fund	26,623	277,702	299,482	59	4,843	0.6
JNL/WMC Balanced Fund	652,018	2,013,054	2,124,041	7,005	541,031	6.3
JNL/WMC Equity Income Fund	6,219	699,997	691,431	252	14,785	1.2
JNL/WMC Global Real Estate Fund	4,658	246,348	237,399	97	13,607	2.0
JNL/WMC Value Fund	14,923	328,210	336,389	202	6,744	0.5

T. Rowe Price Government Reserve Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL Multi-Manager Emerging Markets Equity Fund	14,352	67,377	79,614	84	2,115	0.2
JNL/T. Rowe Price Balanced Fund	29,664	60,272	79,984	208	9,951	2.2
JNL/T. Rowe Price Capital Appreciation Fund	1,520,019	4,194,554	4,875,559	13,739	839,014	7.7
JNL/T. Rowe Price Established Growth Fund	207,379	1,627,838	1,492,081	2,381	343,135	4.8
JNL/T. Rowe Price Mid-Cap Growth Fund	238,943	555,357	606,151	3,695	188,148	3.8
JNL/T. Rowe Price Short-Term Bond Fund	21,546	757,279	772,827	249	5,998	0.3
JNL/T. Rowe Price U.S. High Yield Fund	14,839	260,430	260,756	197	14,514	2.8
JNL/T. Rowe Price Value Fund	18,536	2,434,501	2,396,292	2,268	56,745	1.3

Certain Funds participating in securities lending receive cash collateral daily, which is invested by JPMorgan Chase Bank, N.A. (“JPM Chase”) or State Street Bank and Trust Company (“State Street”) in the JNL Securities Lending Collateral Fund, which is an affiliate of the Funds' Adviser. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The Fund receives income from the investment in the JNL Securities Lending Collateral Fund, which is aggregated with lending fees and rebates negotiated with the borrower. The total value and cost of these investments is included in Investments - affiliated in the Statements of Assets and Liabilities and the income is included in Affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in the cash collateral investments during the year ended December 31, 2022.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Securities Lending Collateral Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Distributions from Funds($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL iShares Tactical Growth Fund	32,776	994,404	1,022,519	364	4,661	1.6
JNL iShares Tactical Moderate Fund	32,722	626,590	648,335	422	10,977	5.7
JNL iShares Tactical Moderate Growth Fund	40,348	969,427	1,004,840	509	4,935	1.6
JNL/Vanguard Growth ETF Allocation Fund	346,314	4,300,957	4,632,133	1,797	15,138	0.8
JNL/Vanguard Moderate ETF Allocation Fund	104,451	2,132,218	2,229,478	949	7,191	1.4
JNL/Vanguard Moderate Growth ETF Allocation Fund	210,747	2,941,022	3,141,309	1,220	10,460	1.2
JNL Bond Index Fund	3,452	50,446	52,262	40	1,636	0.2
JNL Emerging Markets Index Fund	3,198	64,297	65,651	71	1,844	0.2
JNL International Index Fund	3,211	237,262	230,613	148	9,860	0.5
JNL Mid Cap Index Fund	11,790	217,585	222,911	174	6,464	0.2
JNL Small Cap Index Fund	19,907	256,727	273,772	248	2,862	0.1
JNL Multi-Manager Alternative Fund	78	170,523	169,011	48	1,590	0.1
JNL Multi-Manager Emerging Markets Equity Fund	1,435	85,426	86,860	32	1	—
JNL Multi-Manager International Small Cap Fund	4,974	45,436	44,878	39	5,532	0.9
JNL Multi-Manager Mid Cap Fund	3,487	165,688	164,001	178	5,174	0.4
JNL Multi-Manager Small Cap Growth Fund	32,050	418,746	440,612	505	10,184	0.5
JNL Multi-Manager Small Cap Value Fund	10,564	247,490	256,235	187	1,819	0.1
JNL S&P 500 Index Fund	102	7,293	7,389	1	6	—
JNL/AB Sustainable Global Thematic Fund	—	137	137	—	—	—
JNL/AQR Large Cap Defensive Style Fund	71	14,321	14,392	3	—	—
JNL/Baillie Gifford International Growth Fund	—	78,940	78,731	51	209	—
JNL/Baillie Gifford U.S. Equity Growth Fund	1,563	48,893	50,258	17	198	0.3
JNL/BlackRock Global Allocation Fund	56,501	853,031	896,193	568	13,339	0.5
JNL/BlackRock Global Natural Resources Fund	1,477	841,088	842,521	384	44	—
JNL/BlackRock Large Cap Select Growth Fund	—	199,957	199,957	28	—	—
JNL/Causeway International Value Select Fund	40,806	300,494	341,300	109	—	—
JNL/ClearBridge Large Cap Growth Fund	16,719	81,228	97,947	6	—	—
JNL/DFA International Core Equity Fund	1,630	47,290	46,184	29	2,736	1.3
JNL/DFA U.S. Core Equity Fund	992	35,251	35,595	21	648	0.1
JNL/DFA U.S. Small Cap Fund	2,801	40,612	41,674	37	1,739	0.4
JNL/DoubleLine Core Fixed Income Fund	9,546	1,274,072	1,275,593	260	8,025	0.3
JNL/DoubleLine Emerging Markets Fixed Income Fund	11,100	164,657	173,450	131	2,307	0.4
JNL/DoubleLine Total Return Fund	—	107,594	107,594	7	—	—
JNL/Fidelity Institutional Asset Management Total Bond Fund	3,874	293,733	290,123	108	7,484	0.6
JNL/First Sentier Global Infrastructure Fund	15,990	401,960	417,950	113	—	—
JNL/Franklin Templeton Income Fund	28,022	370,064	364,374	563	33,712	2.1
JNL/Goldman Sachs 4 Fund	23,015	224,598	247,613	40	—	—
JNL/GQG Emerging Markets Equity Fund	—	112,856	86,653	17	26,203	4.0
JNL/Harris Oakmark Global Equity Fund	—	37,454	37,433	9	21	—
JNL/Heitman U.S. Focused Real Estate Fund	427	58,306	58,733	37	—	—
JNL/Invesco Global Growth Fund	—	88,747	87,593	59	1,154	0.1
JNL/Invesco Small Cap Growth Fund	11,063	159,858	170,921	81	—	—
JNL/JPMorgan Global Allocation Fund	10,813	86,395	96,301	48	907	0.1
JNL/JPMorgan MidCap Growth Fund	1,478	123,156	124,634	34	—	—
JNL/JPMorgan U.S. Government & Quality Bond Fund	—	21,535	21,535	14	—	—
JNL/Lazard International Strategic Equity Fund	—	114,585	111,667	63	2,918	0.6
JNL/Lord Abbett Short Duration Income Fund	31,236	125,457	155,658	63	1,035	0.1
JNL/Mellon Communication Services Sector Fund	2,781	21,286	23,635	13	432	0.3
JNL/Mellon Consumer Discretionary Sector Fund	17,459	114,012	127,619	132	3,852	0.3
JNL/Mellon Consumer Staples Sector Fund	1,138	10,975	12,113	15	—	—
JNL/Mellon Dow Index Fund	—	35,031	35,031	14	—	—
JNL/Mellon Energy Sector Fund	—	131,935	131,462	35	473	—
JNL/Mellon Financial Sector Fund	1,111	36,283	36,989	26	405	—
JNL/Mellon Healthcare Sector Fund	6,187	80,918	85,959	55	1,146	—
JNL/Mellon Industrials Sector Fund	1,264	16,000	17,209	7	55	—
JNL/Mellon Information Technology Sector Fund	12,397	108,970	118,564	81	2,803	0.1
JNL/Mellon Materials Sector Fund	704	14,264	14,968	2	—	—
JNL/Mellon Nasdaq 100 Index Fund	5,137	168,514	166,676	225	6,975	0.2
JNL/Mellon Real Estate Sector Fund	903	20,310	20,833	7	380	0.2
JNL/Mellon S&P 500 Index Fund	154,153	2,828,802	2,849,123	1,631	133,832	1.3
JNL/Mellon U.S. Stock Market Index Fund	17,514	161,714	174,423	168	4,805	0.1
JNL/Mellon Utilities Sector Fund	—	26,943	26,943	17	—	—
JNL/Mellon World Index Fund	1,124	33,851	34,574	22	401	0.1
JNL/MFS Mid Cap Value Fund	19,216	25,224	44,258	12	182	—
JNL/Morningstar PitchBook Listed Private Equity Index Fund	1	995	996	—	—	—
JNL/Morningstar U.S. Sustainability Index Fund	422	7,362	7,718	3	66	—
JNL/Morningstar Wide Moat Index Fund	—	61,990	61,990	23	—	—
JNL/Neuberger Berman Strategic Income Fund	12,236	95,686	100,103	207	7,819	1.2
JNL/Newton Equity Income Fund	82	100,910	100,992	21	—	—
JNL/PIMCO Income Fund	4,940	84,030	87,979	66	991	0.1
JNL/PIMCO Investment Grade Credit Bond Fund	3,220	80,206	82,815	73	611	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

JNL Securities Lending Collateral Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Distributions from Funds($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/PIMCO Real Return Fund	—	3,113	3,113	1	—	—
JNL/PPM America High Yield Bond Fund	33,094	294,307	306,941	645	20,460	1.5
JNL/PPM America Total Return Fund	5,088	246,720	246,108	111	5,700	0.4
JNL/RAFI Fundamental U.S. Small Cap Fund	1,486	41,488	42,060	27	914	0.2
JNL/RAFI Multi-Factor U.S. Equity Fund	8,759	106,607	113,950	46	1,416	0.1
JNL/T. Rowe Price Balanced Fund	4,991	50,188	54,310	45	869	0.2
JNL/T. Rowe Price Capital Appreciation Fund	8,048	588,206	554,850	601	41,404	0.4
JNL/T. Rowe Price Established Growth Fund	—	524,209	524,209	407	—	—
JNL/T. Rowe Price Mid-Cap Growth Fund	36,864	267,239	304,103	164	—	—
JNL/T. Rowe Price Short-Term Bond Fund	19,376	673,908	693,284	197	—	—
JNL/T. Rowe Price U.S. High Yield Fund	53,550	189,247	231,697	348	11,100	2.1
JNL/T. Rowe Price Value Fund	21,957	135,587	157,544	44	—	—
JNL/WCM Focused International Equity Fund	—	190,224	190,224	74	—	—
JNL/Western Asset Global Multi-Sector Bond Fund	1,159	29,958	30,322	12	795	0.2
JNL/William Blair International Leaders Fund	—	43,414	43,414	34	—	—
JNL/WMC Balanced Fund	21,553	683,120	670,023	127	34,650	0.4
JNL/WMC Equity Income Fund	8,156	200,074	205,167	119	3,063	0.2
JNL/WMC Global Real Estate Fund	429	101,844	102,273	58	—	—
JNL/WMC Value Fund	—	39,331	39,331	1	—	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 718.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2022

Currency Abbreviations:

ARS - Argentine Peso	COP - Colombian Peso	IDR - Indonesian Rupiah	PEN - Peruvian Nuevo Sol
AUD - Australian Dollar	CZK - Czech Republic Korunas	ILS - Israeli New Shekel	PLN - Polish Zloty
BRL - Brazilian Real	DKK - Danish Krone	INR - Indian Rupee	RUB - Russian Ruble
CAD - Canadian Dollar	EUR - European Currency Unit (Euro)	JPY - Japanese Yen	SEK - Swedish Krona
CHF - Swiss Franc	GBP - British Pound	KRW - South Korean Won	SGD - Singapore Dollar
CLP - Chilean Peso	GHS - Ghanaian Cedi	MXN - Mexican Peso	TWD - New Taiwan Dollar
CNH - Chinese Offshore Yuan	HKD - Hong Kong Dollar	NOK - Norwegian Krone	USD - United States Dollar
CNY - Chinese Yuan	HUF - Hungarian Forint	NZD - New Zealand Dollar	ZAR - South African Rand

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%	HIBOR - Hong Kong Interbank Offered Rate
ADR - American Depositary Receipt	ITRAXX - Group of international credit derivative indices monitored by the
ADS - American Depositary Share	International Index Company
ASX - Australian Securities Exchange	LIBOR - London Interbank Offered Rate
BADLAR - Argentina Deposit Rates	LLC/L.L.C - Limited Liability Companies
BRAZIBOR - Brazil Interbank Offred Rate	MBS - Mortgage-Backed Security
BTP - debt instrument issued by the Republic of Italy with a term of 2 to 11 years	MCDX - Municipal Bond Credit Index
BUBOR - Budapest Interbank Offered Rate	MEXIBOR - Mexico Interbank Offered Rate
CAPE - Cyclically Adjusted Price Earnings	MICEX - Moscow Interbank Offered Rate
CDI - CHESS Depositary Interests	MPOR - Moscow Prime Offered Rate
CDX.EM - Credit Default Swap Index - Emerging Markets	MSCI - Morgan Stanley Capital International
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	NASDAQ - National Association of Securities Dealers Automated Quotations
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	NVDR - Non-Voting Depository Receipt
CLO - Collateralized Loan Obligation	OAT - Obligations Assimilables du Tresor
CMBX.NA - Commercial Mortgage-backed Securities Index North America	OBFR - Overnight Bank Funding Rate
CPURNSA - CPI Urban Consumers Index Non-Seasonally Adjusted	PJSC - Private Joint Stock Co.
DAX - Deutscher Aktienindex	PLC/P.L.C. - Public Limited Company
DIP - Debtor-in-possession	RBOB - Reformulated Blendstock for Oxygenate Blending
EAFE - Europe, Asia and Far East	REIT - Real Estate Investment Trust
ETF - Exchange Traded Fund	REMIC - Real Estate Mortgage Investment Conduit
ESTRON – ESTR Volume Weighted Trimmed Mean Rate	RTS - Russian Trading System
EURIBOR - Europe Interbank Offered Rate	S&P - Standard & Poor's
Euro BOBL - debt instrument issued by the Federal Republic of Germany with a	SDR - Sweedish Depositary Receipt
term of 4.5 to 5.5 years	SOFR - Secured Overnight Financing Rates
Euro Bund - debt instrument issued by the Federal Republic of Germany with a	SONIA - Sterling Overnight Index Average
term of 8.5 to 10.5 years	SPDR - Standard & Poor's Depositary Receipt
Euro Buxl - debt instrument issued by the Federal Republic of Germany with a	TBA - To be Announced (Securities purchased on a delayed delivery basis)
term of 24 to 35 years	TBD - To Be Determined
Euro OAT - debt instrument issued by the Republic of Italy with a	TIPS - Treasury Inflation Protected Securities
term of 8.5 to 10.5 years	TONAR - Tokyo Overnight Average Rate
Euro Schatz - debt instrument issued by the Federal Republic of Germany with a	ULC - Unlimited Liability Companies
term of 1.75 to 2.25 years	ULSD - Ultra-Low Sulfur Diesel
FTSE - Financial Times ad the London Stock Exchange	US/U.S. - United States
GDR - Global Depositary Receipt	WTI - West Texas Intermediate

Counterparty Abbreviations:

BCL - Barclays Capital Inc.	CSI - Credit Suisse Securities, LLC	NAT - Natixis
BMO - BMO Capital Markets Corp.	DUB - Deutsche Bank AG.	RBC - Royal Bank of Canada
BNY – Bank of New York	GSC - Goldman Sachs & Co.	SCB - Standard Chartered Bank
BNP - BNP Paribas Securities	GSI - Goldman Sachs International	SIC - Standard Investment Chartered Inc.
BOA - Bancamerica Securities/Bank of America NA	HSB - HSBC Securities Inc.	SIG - Susquehanna Investment Group
BPC – BroadPoint Capital, Inc.	JPM - J.P. Morgan Securities Inc.	SSB - State Street Brokerage Services, Inc.
CGM - Citigroup Global Markets	MBL - Macquarie Bank Limited	TDB - Toronto-Dominion Bank
CIB - Canadian Imperial Bank of Commerce	MLP - Merrill Lynch Professional Clearing Corp.	UBS - UBS Securities, LLC
CIT - Citibank, Inc	MSC - Morgan Stanley & Co. Inc.	WFI – Wells Fargo Investments, LLC

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures and contracts for difference are quoted in unrounded contracts.

2 The frequency of periodic payments received or paid by the Fund are defined as follows: (A) - Annually; (E) - Expiration Date; (M) - Monthly; (MT) – Maturity; (Q) - Quarterly; (S) - Semi-Annually.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/American Funds Balanced Fund(a)	JNL/American Funds Bond Fund of America Fund(a)	JNL/American Funds Capital Income Builder Fund(a)	JNL/American Funds Capital World Bond Fund(a)	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth Fund(a)
Assets
Investments - unaffiliated, at value	$—	$168,987	$—	$—	$—	$—	$—
Investments - affiliated, at value	2,522,526	—	351,345	354,784	722,368	616,107	3,371,617
Receivable from:
Investment securities sold	383	—	—	86	719	242	—
Fund shares sold	448	1,994	532	60	112	63	1,979
Dividends and interest	21	—	—	—	—	—	—
Adviser	651	28	75	131	251	246	1,320
Other assets	1	—	—	—	—	—	—
Total assets	2,524,030	171,009	351,952	355,061	723,450	616,658	3,374,916
Liabilities
Payable for:
Investment securities purchased	—	1,964	136	—	—	—	620
Fund shares redeemed	832	31	396	146	831	305	1,358
Advisory fees	1,106	55	157	183	407	347	1,798
Administrative fees	217	14	30	31	63	53	286
12b-1 fees (Class A)	81	5	11	12	23	20	108
Board of trustee fees	108	6	13	24	26	32	119
Chief compliance officer fees	2	—	—	—	1	1	3
Other expenses	5	—	—	—	1	2	7
Total liabilities	2,351	2,075	743	396	1,352	760	4,299
Net assets	$2,521,679	$168,934	$351,209	$354,665	$722,098	$615,898	$3,370,617
Net assets consist of:
Paid-in capital(b)	$2,762,165	$186,368	$347,562	$440,145	$815,310	$840,082	$4,173,081
Total distributable earnings (loss)(b)	(240,486)	(17,434)	3,647	(85,480)	(93,212)	(224,184)	(802,464)
Net assets	$2,521,679	$168,934	$351,209	$354,665	$722,098	$615,898	$3,370,617
Net assets - Class A	$2,476,333	$162,367	$343,933	$350,084	$703,263	$606,245	$3,304,086
Shares outstanding - Class A	179,548	18,422	28,255	36,345	35,600	37,785	92,276
Net asset value per share - Class A	$13.79	$8.81	$12.17	$9.63	$19.75	$16.04	$35.81
Net assets - Class I	$45,346	$6,567	$7,276	$4,581	$18,835	$9,653	$66,531
Shares outstanding - Class I	3,137	741	589	466	939	586	1,828
Net asset value per share - Class I	$14.46	$8.86	$12.34	$9.83	$20.05	$16.47	$36.40
Investments - unaffiliated, at cost	$—	$186,421	$—	$—	$—	$—	$—
Investments - affiliated, at cost	2,763,014	—	347,698	440,264	815,580	840,291	4,174,081

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL/American Funds Washington Mutual Investors Fund(a)	JNL/Mellon Bond Index Fund(a)	JNL/Mellon Emerging Markets Index Fund(a)	JNL/Mellon International Index Fund(a)
Assets
Investments - affiliated, at value	$8,552,255	$1,370,167	$1,311,314	$3,494,114	$1,016,662	$817,504	$2,126,846
Receivable from:
Investment securities sold	1,445	706	327	615	152	105	28
Fund shares sold	3,311	90	191	1,050	301	239	1,128
Adviser	2,207	594	734	902	61	103	173
Other assets	3	—	—	1	—	—	—
Total assets	8,559,221	1,371,557	1,312,566	3,496,682	1,017,176	817,951	2,128,175
Liabilities
Payable for:
Fund shares redeemed	4,756	796	518	1,665	453	343	1,156
Advisory fees	4,009	874	1,059	1,691	142	194	283
Administrative fees	639	119	113	291	87	105	273
12b-1 fees (Class A)	277	44	42	113	33	27	68
Board of trustee fees	368	70	65	170	—	—	—
Chief compliance officer fees	8	1	1	3	—	—	—
Other expenses	17	3	3	7	—	—	—
Total liabilities	10,074	1,907	1,801	3,940	715	669	1,780
Net assets	$8,549,147	$1,369,650	$1,310,765	$3,492,742	$1,016,461	$817,282	$2,126,395
Net assets consist of:
Paid-in capital(b)	$8,374,679	$1,711,923	$1,398,996	$3,708,198	$1,160,274	$1,083,248	$2,182,739
Total distributable earnings (loss)(b)	174,468	(342,273)	(88,231)	(215,456)	(143,813)	(265,966)	(56,344)
Net assets	$8,549,147	$1,369,650	$1,310,765	$3,492,742	$1,016,461	$817,282	$2,126,395
Net assets - Class A	$8,441,976	$1,354,785	$1,285,794	$3,451,516	$995,894	$801,260	$2,075,890
Shares outstanding - Class A	265,583	99,426	89,539	112,708	91,212	79,792	158,107
Net asset value per share - Class A	$31.79	$13.63	$14.36	$30.62	$10.92	$10.04	$13.13
Net assets - Class I	$107,171	$14,865	$24,971	$41,226	$20,567	$16,022	$50,505
Shares outstanding - Class I	3,286	1,065	1,700	1,312	1,797	1,574	3,653
Net asset value per share - Class I	$32.62	$13.95	$14.68	$31.42	$11.45	$10.18	$13.83
Investments - affiliated, at cost	$8,377,787	$1,712,440	$1,399,545	$3,709,570	$1,160,475	$1,083,469	$2,466,394

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/Mellon S&P 400 MidCap Index Fund(a)	JNL/Mellon Small Cap Index Fund(a)	JNL Aggressive Growth Allocation Fund	JNL Conservative Allocation Fund	JNL Growth Allocation Fund	JNL Moderate Allocation Fund	JNL Moderate Growth Allocation Fund
Assets
Investments - affiliated, at value	$3,066,561	$2,331,437	$1,352,288	$592,907	$2,890,444	$2,121,800	$3,785,667
Receivable from:
Investment securities sold	1,412	526	2,640	9	399	273	913
Fund shares sold	352	748	42	109	127	620	266
Dividends and interest	—	—	—	5	176	—	—
Adviser	212	163	—	—	—	—	—
Other assets	—	5	—	—	1	1	2
Total assets	3,068,537	2,332,879	1,354,970	593,030	2,891,147	2,122,694	3,786,848
Liabilities
Payable for:
Fund shares redeemed	1,764	1,274	2,682	118	526	894	1,180
Advisory fees	372	292	115	62	221	168	279
Administrative fees	265	202	58	26	124	91	160
12b-1 fees (Class A)	98	75	44	19	90	69	124
Board of trustee fees	—	—	76	22	199	174	309
Chief compliance officer fees	—	—	1	—	3	2	3
Other expenses	—	—	3	1	5	4	8
Total liabilities	2,499	1,843	2,979	248	1,168	1,402	2,063
Net assets	$3,066,038	$2,331,036	$1,351,991	$592,782	$2,889,979	$2,121,292	$3,784,785
Net assets consist of:
Paid-in capital(b)	$3,375,976	$2,654,729	$1,322,948	$636,297	$2,960,720	$2,113,807	$3,627,042
Total distributable earnings (loss)(b)	(309,938)	(323,693)	29,043	(43,515)	(70,741)	7,485	157,743
Net assets	$3,066,038	$2,331,036	$1,351,991	$592,782	$2,889,979	$2,121,292	$3,784,785
Net assets - Class A	$2,999,247	$2,277,127	$1,338,935	$586,691	$2,872,055	$2,111,337	$3,773,388
Shares outstanding - Class A	110,005	100,130	84,815	46,927	177,375	143,263	235,565
Net asset value per share - Class A	$27.26	$22.74	$15.79	$12.50	$16.19	$14.74	$16.02
Net assets - Class I	$66,791	$53,909	$13,056	$6,091	$17,924	$9,955	$11,397
Shares outstanding - Class I	2,371	2,295	814	480	1,089	665	700
Net asset value per share - Class I	$28.17	$23.49	$16.03	$12.70	$16.45	$14.98	$16.28
Investments - unaffiliated, at cost	$—	$—	$—	$—	$2,484	$—	$—
Investments - affiliated, at cost	3,376,499	2,655,131	1,323,245	636,422	2,958,703	2,114,315	3,627,924

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/American Funds Growth Allocation Fund	JNL/American Funds Moderate Growth Allocation Fund	JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/Goldman Sachs Managed Conservative Fund	JNL/Goldman Sachs Managed Growth Fund	JNL/Goldman Sachs Managed Moderate Fund	JNL/Goldman Sachs Managed Moderate Growth Fund
Assets
Investments - unaffiliated, at value	$2,748,351	$2,255,753	$—	$—	$—	$—	$—
Investments - affiliated, at value	522,931	140,196	1,983,788	851,566	4,106,457	1,986,012	4,050,315
Receivable from:
Investment securities sold	1,056	—	386	—	2,286	232	666
Fund shares sold	1,048	813	415	421	240	127	199
Dividends and interest	—	—	126	54	259	124	257
Other assets	1	1	1	1	2	1	2
Total assets	3,273,387	2,396,763	1,984,716	852,042	4,109,244	1,986,496	4,051,439
Liabilities
Payable for:
Investment securities purchased	—	433	—	187	—	—	—
Fund shares redeemed	2,104	379	802	234	2,527	359	865
Advisory fees	512	382	159	80	300	158	297
Administrative fees	418	310	86	37	173	86	170
12b-1 fees (Class A)	106	78	65	28	134	65	133
Board of trustee fees	136	109	125	82	291	168	324
Chief compliance officer fees	3	2	2	1	4	2	4
Other expenses	7	5	4	2	8	5	8
Total liabilities	3,286	1,698	1,243	651	3,437	843	1,801
Net assets	$3,270,101	$2,395,065	$1,983,473	$851,391	$4,105,807	$1,985,653	$4,049,638
Net assets consist of:
Paid-in capital(a)	$3,714,692	$2,802,701	$1,815,939	$874,002	$3,792,469	$1,982,382	$3,891,878
Total distributable earnings (loss)(a)	(444,591)	(407,636)	167,534	(22,611)	313,338	3,271	157,760
Net assets	$3,270,101	$2,395,065	$1,983,473	$851,391	$4,105,807	$1,985,653	$4,049,638
Net assets - Class A	$3,228,401	$2,374,820	$1,972,728	$848,466	$4,086,945	$1,982,926	$4,042,965
Shares outstanding - Class A	153,845	131,939	69,061	60,475	172,817	115,684	196,018
Net asset value per share - Class A	$20.98	$18.00	$28.57	$14.03	$23.65	$17.14	$20.63
Net assets - Class I	$41,700	$20,245	$10,745	$2,925	$18,862	$2,727	$6,673
Shares outstanding - Class I	1,955	1,107	370	206	785	157	318
Net asset value per share - Class I	$21.33	$18.29	$29.02	$14.22	$24.02	$17.41	$20.96
Investments - unaffiliated, at cost	$3,150,656	$2,631,651	$—	$—	$—	$—	$—
Investments - affiliated, at cost	565,217	171,934	1,816,254	874,177	3,793,119	1,982,741	3,892,555

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/Vanguard Growth ETF Allocation Fund	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL Bond Index Fund
Assets
Investments - unaffiliated, at value	$294,015	$185,558	$297,882	$1,941,936	$508,612	$866,563		$1,016,277
Investments - affiliated, at value	9,073	17,024	11,014	15,138	7,835	10,460		42,876
Cash	15	15	15	—	15	—		267
Receivable from:
Investment securities sold	266	—	—	980	—	762		10,515
Fund shares sold	77	646	264	35	24	236		303
Dividends and interest	15	19	19	3	1	2		5,889
Adviser	—	—	—	6	2	4		114
Other assets	—	—	—	1	—	—		1
Total assets	303,461	203,262	309,194	1,958,099	516,489	878,027		1,076,242
Liabilities
Cash overdraft	—	—	—	33	—	321		—
Forward sales commitments, at value	—	—	—	—	—	—		1,128
Payable for:
Investment securities purchased	—	—	—	—	—	—		51,389
Return of securities loaned	4,661	10,977	4,935	15,138	7,191	10,460		1,636
Fund shares redeemed	143	24	445	671	79	333		454
Advisory fees	51	33	53	315	88	149		176
Administrative fees	39	25	39	252	66	112		—
12b-1 fees (Class A)	10	6	10	62	16	27		—
Board of trustee fees	11	7	11	103	18	31		86
Chief compliance officer fees	—	—	—	2	—	1		1
Other expenses	—	—	—	4	1	2		2
Total liabilities	4,915	11,072	5,493	16,580	7,459	11,436		54,872
Net assets	$298,546	$192,190	$303,701	$1,941,519	$509,030	$866,591		$1,021,370
Net assets consist of:
Paid-in capital(a)	$282,007	$200,766	$292,249	$2,169,526	$553,946	$920,854		$1,165,204
Total distributable earnings (loss)(a)	16,539	(8,576)	11,452	(228,007)	(44,916)	(54,263)		(143,834)
Net assets	$298,546	$192,190	$303,701	$1,941,519	$509,030	$866,591		$1,021,370
Net assets - Class A	$291,303	$184,798	$295,150	$1,888,306	$490,545	$827,236	$	N/A
Shares outstanding - Class A	21,513	16,749	23,767	146,817	43,301	68,544		N/A
Net asset value per share - Class A	$13.54	$11.03	$12.42	$12.86	$11.33	$12.07	$	N/A
Net assets - Class I	$7,243	$7,392	$8,551	$53,213	$18,485	$39,355		$1,021,370
Shares outstanding - Class I	532	666	686	4,045	1,595	3,188		116,742
Net asset value per share - Class I	$13.60	$11.10	$12.46	$13.16	$11.59	$12.34		$8.75
Investments - unaffiliated, at cost	$287,334	$196,705	$298,235	$2,169,943	$553,528	$920,826		$1,160,032
Investments - affiliated, at cost	9,073	17,024	11,014	15,138	7,835	10,460		42,969
Proceeds from forward sales commitments	—	—	—	—	—	—		1,142
Securities on loan included in
Investments - unaffiliated, at value	15,231	13,669	17,447	44,697	72,939	120,323		9,186

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL Emerging Markets Index Fund		JNL International Index Fund		JNL Mid Cap Index Fund		JNL Small Cap Index Fund		JNL Multi-Manager Alternative Fund	JNL Multi-Manager Emerging Markets Equity Fund	JNL Multi-Manager International Small Cap Fund
Assets
Investments - unaffiliated, at value		$813,868		$2,105,702		$3,033,863		$2,317,838	$1,066,402	$890,336	$582,975
Investments - affiliated, at value		6,858		20,411		37,167		14,887	152,543	33,494	11,792
Purchased options, at value		—		—		—		—	682	—	—
Forward foreign currency contracts		—		311		—		—	1,142	1	—
Variation margin on futures/futures options contracts		—		47		4		—	335	—	—
Variation margin on swap agreements		—		—		—		—	176	—	—
OTC swap agreements		—		—		—		—	7,343	—	—
Cash		251		691		957		832	26,532	2,042	195
Cash collateral segregated for short sales		—		—		—		—	7,709	—	—
Foreign currency		1,435		1,180		—		—	6,743	6,240	890
Receivable from:
Investment securities sold		3		—		—		3,035	6,252	2,959	354
Fund shares sold		318		1,325		354		751	138	320	112
Dividends and interest		854		10,173		3,893		3,107	5,519	902	1,760
Adviser		39		192		319		244	—	—	—
Deposits with brokers and counterparties		424		1,074		2,147		754	55,369	—	—
Other assets		11		3		2		2	62	43	22
Total assets		824,061		2,141,109		3,078,706		2,341,450	1,336,947	936,337	598,100
Liabilities
Payable for reverse repurchase agreements		—		—		—		—	21,257	—	—
Securities sold short, at value		—		—		—		—	214,375	—	—
Written options, at value		—		—		—		—	1,488	—	—
Forward foreign currency contracts		—		15		—		—	1,999	1	3
Variation margin on futures/futures options contracts		145		107		214		40	539	—	—
Variation margin on swap agreements		—		—		—		—	84	—	—
OTC swap agreements		—		—		—		—	4,043	—	—
Deferred foreign capital gains tax liability		2,554		—		—		—	9	1,472	405
Payable to affiliates		—		—		—		—	11	—	—
Payable for:
Investment securities purchased		—		—		—		1,547	9,120	2,754	80
Deposits from counterparties		—		—		—		—	162	—	—
Return of securities loaned		1,844		9,860		6,464		2,862	1,590	1	5,532
Dividends/interest on securities sold short		—		—		—		—	231	—	—
Interest expense and brokerage charges		—		—		—		—	203	—	—
Fund shares redeemed		344		1,159		1,766		1,274	361	1,045	615
Advisory fees		141		366		532		407	1,082	610	381
Administrative fees		—		—		—		—	185	127	78
12b-1 fees (Class A)		—		—		—		—	14	36	17
Board of trustee fees		59		157		172		150	56	98	34
Chief compliance officer fees		1		2		3		2	1	1	1
Other expenses		43		61		195		151	125	19	31
Total liabilities		5,131		11,727		9,346		6,433	256,935	6,164	7,177
Net assets		$818,930		$2,129,382		$3,069,360		$2,335,017	$1,080,012	$930,173	$590,923
Net assets consist of:
Paid-in capital(a)		$1,000,035		$2,082,319		$3,498,862		$2,766,267	$1,177,578	$1,087,297	$800,713
Total distributable earnings (loss)(a)		(181,105)		47,063		(429,502)		(431,250)	(97,566)	(157,124)	(209,790)
Net assets		$818,930		$2,129,382		$3,069,360		$2,335,017	$1,080,012	$930,173	$590,923
Net assets - Class A	$	N/A	$	N/A	$	N/A	$	N/A	$205,495	$627,647	$372,710
Shares outstanding - Class A		N/A		N/A		N/A		N/A	19,412	80,533	40,568
Net asset value per share - Class A	$	N/A	$	N/A	$	N/A	$	N/A	$10.59	$7.79	$9.19
Net assets - Class I		$818,930		$2,129,382		$3,069,360		$2,335,017	$874,517	$302,526	$218,213
Shares outstanding - Class I		109,121		248,607		338,410		266,120	81,429	38,713	23,514
Net asset value per share - Class I		$7.50		$8.57		$9.07		$8.77	$10.74	$7.81	$9.28
Investments - unaffiliated, at cost		$992,494		$2,025,498		$3,462,951		$2,742,205	$1,167,098	$981,405	$716,726
Investments - affiliated, at cost		6,858		21,812		37,167		21,508	152,543	38,644	11,792
Purchased options, at cost		—		—		—		—	1,424	—	—
Foreign currency cost		1,424		1,174		—		—	6,555	6,259	890
Proceeds from securities sold short		—		—		—		—	217,595	—	—
Premiums from written options		—		—		—		—	2,459	—	—
Securities on loan included in
Investments - unaffiliated, at value		3,869		32,102		29,973		34,484	2,608	11,628	56,718

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL Multi-Manager U.S. Select Equity Fund	JNL S&P 500 Index Fund		JNL/AB Sustainable Global Thematic Fund	JNL/AQR Large Cap Defensive Style Fund
Assets
Investments - unaffiliated, at value	$1,381,813	$2,033,474	$1,550,176	$317,986		$273,640	$13,270	$367,701
Investments - affiliated, at value	51,479	55,797	59,218	15,054		4,622	656	18,590
Forward foreign currency contracts	—	—	—	—		—	82	—
Cash	550	192	320	163		224	15	173
Foreign currency	—	—	—	—		—	77	—
Receivable from:
Investment securities sold	2,374	6,459	462	—		—	10	—
Fund shares sold	199	782	420	—		378	—	2,018
Dividends and interest	1,841	613	1,331	475		246	10	569
Adviser	—	—	—	—		55	—	—
Deposits with brokers and counterparties	—	—	—	—		245	—	911
Other assets	67	3	5	3		—	—	—
Total assets	1,438,323	2,097,320	1,611,932	333,681		279,410	14,120	389,962
Liabilities
Forward foreign currency contracts	—	—	—	—		—	24	—
Variation margin on futures/futures options contracts	—	—	—	—		12	—	46
Payable to affiliates	3	—	—	—		—	1	—
Payable for:
Investment securities purchased	2,349	1,989	3,275	304		299	32	—
Return of securities loaned	5,174	10,184	1,819	—		6	—	—
Fund shares redeemed	353	1,046	711	—		10	—	168
Advisory fees	766	1,025	907	151		48	8	134
Administrative fees	184	203	136	43		24	2	50
12b-1 fees (Class A)	80	60	41	3		—	—	13
Board of trustee fees	58	113	94	12		10	—	23
Chief compliance officer fees	1	2	2	—		—	—	—
Other expenses	3	5	3	—		14	—	—
Total liabilities	8,971	14,627	6,988	513		423	67	434
Net assets	$1,429,352	$2,082,693	$1,604,944	$333,168		$278,987	$14,053	$389,528
Net assets consist of:
Paid-in capital(a)	$1,420,850	$2,395,851	$1,643,585	$339,401		$258,258	$14,515	$382,773
Total distributable earnings (loss)(a)	8,502	(313,158)	(38,641)	(6,233)		20,729	(462)	6,755
Net assets	$1,429,352	$2,082,693	$1,604,944	$333,168		$278,987	$14,053	$389,528
Net assets - Class A	$424,102	$1,761,597	$1,143,636	$1	$	N/A	$13,827	$383,202
Shares outstanding - Class A	25,141	52,950	70,348	—		N/A	1,481	28,721
Net asset value per share - Class A	$16.87	$33.27	$16.26	$9.77	$	N/A	$9.33	$13.34
Net assets - Class I	$1,005,250	$321,096	$461,308	$333,167		$278,987	$226	$6,326
Shares outstanding - Class I	58,825	9,060	28,004	34,075		16,710	24	469
Net asset value per share - Class I	$17.09	$35.44	$16.47	$9.78		$16.70	$9.36	$13.48
Investments - unaffiliated, at cost	$1,373,311	$2,344,812	$1,588,818	$324,219		$252,842	$13,790	$360,358
Investments - affiliated, at cost	51,479	57,617	59,218	15,054		4,622	656	18,590
Foreign currency cost	—	—	—	—		—	77	—
Securities on loan included in
Investments - unaffiliated, at value	7,635	39,917	23,357	—		134	—	864

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/Baillie Gifford International Growth Fund	JNL/Baillie Gifford U.S. Equity Growth Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund
Assets
Investments - unaffiliated, at value	$687,692	$63,973	$2,540,349	$1,556,953	$3,190,933	$1,341,510	$1,239,978
Investments - affiliated, at value	13,625	3,863	468,440	45,025	17,205	2,114	28,519
Purchased options, at value	—	—	15,042	—	—	—	—
Forward foreign currency contracts	—	—	15,213	—	—	7	—
Variation margin on futures/futures options contracts	—	—	800	—	—	—	—
Variation margin on swap agreements	—	—	805	—	—	—	—
OTC swap agreements	—	—	604	—	—	—	—
OTC swap premiums paid	—	—	287	—	—	—	—
Cash	15	15	6,990	269	147	15	15
Cash collateral segregated for short sales	—	—	8,932	—	—	—	—
Foreign currency	138	—	5,044	182	—	—	—
Receivable from:
Investment securities sold	—	112	139,424	—	—	18,956	—
Fund shares sold	192	12	242	588	764	617	51
Dividends and interest	394	5	9,229	2,001	325	3,596	393
Deposits with brokers and counterparties	—	—	23,231	—	—	—	—
Other assets	—	—	2	1	1	1	—
Total assets	702,056	67,980	3,234,634	1,605,019	3,209,375	1,366,816	1,268,956
Liabilities
Securities sold short, at value	—	—	3,160	—	—	—	—
Written options, at value	—	—	27,964	—	—	—	—
Forward foreign currency contracts	—	—	14,052	—	—	31	—
Variation margin on futures/futures options contracts	—	—	1,566	—	—	—	—
Variation margin on swap agreements	—	—	928	—	—	—	—
OTC swap agreements	—	—	2,870	—	—	—	—
OTC swap premiums received	—	—	13	—	—	—	—
Deferred foreign capital gains tax liability	—	—	15	—	—	—	—
Payable to affiliates	—	—	759	10	71	—	—
Payable for:
Investment securities purchased	294	1,941	277,321	—	—	1,993	—
Deposits from counterparties	—	—	562	—	—	—	—
Return of securities loaned	209	198	13,339	44	—	—	—
Fund shares redeemed	2,040	10	1,476	2,089	1,526	2,341	62
Advisory fees	328	29	1,439	706	1,326	611	540
Administrative fees	93	9	374	206	279	177	166
12b-1 fees (Class A)	22	—	91	44	81	17	12
Board of trustee fees	25	2	173	102	192	81	46
Chief compliance officer fees	1	—	3	2	3	1	1
Other expenses	3	—	135	3	7	2	2
Total liabilities	3,015	2,189	346,240	3,206	3,485	5,254	829
Net assets	$699,041	$65,791	$2,888,394	$1,601,813	$3,205,890	$1,361,562	$1,268,127
Net assets consist of:
Paid-in capital(a)	$1,276,714	$142,034	$2,958,635	$1,555,986	$3,048,618	$1,400,672	$1,197,068
Total distributable earnings (loss)(a)	(577,673)	(76,243)	(70,241)	45,827	157,272	(39,110)	71,059
Net assets	$699,041	$65,791	$2,888,394	$1,601,813	$3,205,890	$1,361,562	$1,268,127
Net assets - Class A	$680,117	$1,860	$2,780,861	$1,324,729	$2,484,178	$508,639	$376,862
Shares outstanding - Class A	65,844	473	193,047	101,400	53,330	33,528	24,765
Net asset value per share - Class A	$10.33	$3.93	$14.41	$13.06	$46.58	$15.17	$15.22
Net assets - Class I	$18,924	$63,931	$107,533	$277,084	$721,712	$852,923	$891,265
Shares outstanding - Class I	1,814	16,177	7,313	20,788	14,667	54,556	57,687
Net asset value per share - Class I	$10.43	$3.95	$14.70	$13.33	$49.21	$15.63	$15.45
Investments - unaffiliated, at cost	$1,164,642	$140,216	$2,591,503	$1,511,124	$3,033,662	$1,380,965	$1,168,919
Investments - affiliated, at cost	13,625	3,863	471,340	45,025	17,205	2,114	28,519
Purchased options, at cost	—	—	17,997	—	—	—	—
Foreign currency cost	138	—	5,024	182	—	—	—
Proceeds from securities sold short	—	—	2,849	—	—	—	—
Premiums from written options	—	—	16,296	—	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	1,722	2,187	28,665	83,865	20,124	2,603	—

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/DFA International Core Equity Fund	JNL/DFA U.S. Core Equity Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/DoubleLine Total Return Fund
Assets
Investments - unaffiliated, at value	$216,493	$1,240,979	$486,710	$2,584,459	$562,825	$1,789,541	$1,990,628
Investments - affiliated, at value	3,168	3,785	4,168	139,200	2,307	16,461	38,251
Forward foreign currency contracts	—	—	—	10	—	—	—
OTC swap agreements	—	—	—	—	—	7,942	—
Cash	18	384	218	2,195	—	2,295	246
Foreign currency	756	—	—	311	—	—	—
Receivable from:
Investment securities sold	44	691	—	3,887	1,540	2,081	—
Fund shares sold	115	109	707	1,153	125	310	421
Dividends and interest	497	1,077	391	17,479	8,659	10,722	10,770
Adviser	1	4	1	—	—	—	—
Other assets	—	1	—	2	—	1	1
Total assets	221,092	1,247,030	492,195	2,748,696	575,456	1,829,353	2,040,317
Liabilities
Cash overdraft	—	—	—	—	610	—	—
Forward foreign currency contracts	—	—	—	39	—	—	—
OTC swap agreements	—	—	—	—	—	81,777	—
Payable for:
Investment securities purchased	—	600	—	2,478	—	1,812	—
Return of securities loaned	2,736	648	1,739	8,025	2,307	—	—
Fund shares redeemed	282	805	350	1,846	494	965	268
Advisory fees	84	425	222	879	308	856	749
Administrative fees	28	108	63	237	74	230	176
12b-1 fees (Class A)	7	38	15	62	4	49	25
Board of trustee fees	8	63	17	252	43	70	74
Chief compliance officer fees	—	1	1	2	1	2	2
Other expenses	—	2	—	5	1	3	4
Total liabilities	3,145	2,690	2,407	13,825	3,842	85,764	1,298
Net assets	$217,947	$1,244,340	$489,788	$2,734,871	$571,614	$1,743,589	$2,039,019
Net assets consist of:
Paid-in capital(a)	$238,008	$866,233	$518,445	$3,097,092	$701,625	$1,930,380	$2,380,235
Total distributable earnings (loss)(a)	(20,061)	378,107	(28,657)	(362,221)	(130,011)	(186,791)	(341,216)
Net assets	$217,947	$1,244,340	$489,788	$2,734,871	$571,614	$1,743,589	$2,039,019
Net assets - Class A	$203,994	$1,147,448	$471,784	$1,868,458	$126,011	$1,487,301	$750,065
Shares outstanding - Class A	20,626	57,942	45,864	156,336	12,068	82,231	74,839
Net asset value per share - Class A	$9.89	$19.80	$10.29	$11.95	$10.44	$18.09	$10.02
Net assets - Class I	$13,953	$96,892	$18,004	$866,413	$445,603	$256,288	$1,288,954
Shares outstanding - Class I	1,404	4,547	1,731	66,471	42,917	13,974	127,200
Net asset value per share - Class I	$9.94	$21.31	$10.40	$13.03	$10.38	$18.34	$10.13
Investments - unaffiliated, at cost	$228,559	$862,780	$515,222	$2,946,590	$692,836	$1,902,496	$2,331,844
Investments - affiliated, at cost	3,168	3,877	4,313	139,200	2,307	16,461	38,251
Foreign currency cost	752	—	—	307	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	10,411	3,582	4,928	8,358	4,757	—	—

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund	JNL/First Sentier Global Infrastructure Fund	JNL/Franklin Templeton Income Fund	JNL/Goldman Sachs 4 Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund
Assets
Investments - unaffiliated, at value	$1,285,072	$902,538	$1,569,031	$5,099,636	$635,898	$713,397	$224,979
Investments - affiliated, at value	82,666	10,034	53,916	27,546	41,036	8,204	—
Forward foreign currency contracts	—	—	—	—	1	—	—
Variation margin on futures/futures options contracts	16	—	—	—	—	—	—
Cash	2,749	15	96	942	—	175	—
Foreign currency	—	1,394	—	—	1,064	101	—
Receivable from:
Investment securities sold	131,987	3,048	—	—	257	183	6,855
Fund shares sold	688	225	326	1,668	782	69	56
Dividends and interest	11,086	2,371	16,927	9,997	4,069	1,856	873
Deposits with brokers and counterparties	—	—	407	—	—	—	—
Other assets	—	1	1	3	8	1	—
Total assets	1,514,264	919,626	1,640,704	5,139,792	683,115	723,986	232,763
Liabilities
Cash overdraft	—	—	—	—	307	—	4,430
Forward sales commitments, at value	22,621	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	1	—	—
Variation margin on futures/futures options contracts	18	—	26	—	—	—	—
Variation margin on swap agreements	7	—	—	—	—	—	—
Deferred foreign capital gains tax liability	—	—	—	—	4,339	—	—
Payable to affiliates	—	19	104	—	62	—	—
Payable for:
Investment securities purchased	192,967	1,443	—	—	3,823	143	1,701
Deposits from counterparties	660	—	—	—	—	—	—
Return of securities loaned	7,484	—	33,712	—	26,203	21	—
Fund shares redeemed	927	638	515	3,495	171	2,357	149
Advisory fees	424	552	733	1,111	497	427	132
Administrative fees	111	119	138	628	83	94	31
12b-1 fees (Class A)	25	21	52	168	9	13	4
Board of trustee fees	90	51	125	326	24	47	8
Chief compliance officer fees	1	1	1	5	1	1	—
Other expenses	2	2	4	10	36	2	—
Total liabilities	225,337	2,846	35,410	5,743	35,556	3,105	6,455
Net assets	$1,288,927	$916,780	$1,605,294	$5,134,049	$647,559	$720,881	$226,308
Net assets consist of:
Paid-in capital(a)	$1,443,968	$932,102	$1,628,657	$5,250,704	$702,228	$727,308	$259,372
Total distributable earnings (loss)(a)	(155,041)	(15,322)	(23,363)	(116,655)	(54,669)	(6,427)	(33,064)
Net assets	$1,288,927	$916,780	$1,605,294	$5,134,049	$647,559	$720,881	$226,308
Net assets - Class A	$760,550	$637,347	$1,596,450	$5,104,922	$261,237	$410,703	$107,426
Shares outstanding - Class A	67,992	38,065	113,647	169,230	23,850	36,008	12,066
Net asset value per share - Class A	$11.19	$16.74	$14.05	$30.17	$10.95	$11.41	$8.90
Net assets - Class I	$528,377	$279,433	$8,844	$29,127	$386,322	$310,178	$118,882
Shares outstanding - Class I	45,965	16,406	651	950	34,726	27,150	13,205
Net asset value per share - Class I	$11.50	$17.03	$13.58	$30.64	$11.12	$11.42	$9.00
Investments - unaffiliated, at cost	$1,440,477	$917,872	$1,592,171	$5,216,291	$686,522	$711,512	$250,626
Investments - affiliated, at cost	82,666	10,034	53,916	27,546	41,036	8,204	—
Foreign currency cost	—	1,379	—	—	1,065	101	—
Proceeds from forward sales commitments	22,939	—	—	—	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	8,066	—	53,668	362	24,780	18	523

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/Invesco Diversified Dividend Fund	JNL/Invesco Global Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Global Allocation Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
Assets
Investments - unaffiliated, at value	$1,008,784	$1,401,813	$1,520,234	$956,743	$719,537	$2,601,428	$1,517,945
Investments - affiliated, at value	45,346	11,867	59,866	48,087	4,561	63,740	79,719
Purchased options, at value	—	—	—	1,573	16,778	—	—
Forward foreign currency contracts	—	—	—	2,452	—	—	—
Variation margin on futures/futures options contracts	—	—	—	2,236	—	—	—
Cash	1,046	37	163	948	850	1,288	15
Foreign currency	1	553	—	5,982	—	—	—
Receivable from:
Investment securities sold	—	7,449	—	12,387	80,802	—	—
Fund shares sold	1,040	373	649	73	905	565	1,113
Dividends and interest	2,333	2,919	770	4,606	758	663	6,623
Adviser	—	—	13	—	—	—	—
Deposits with brokers and counterparties	—	—	—	2,941	911	—	—
Other assets	—	2	—	2	—	—	1
Total assets	1,058,550	1,425,013	1,581,695	1,038,030	825,102	2,667,684	1,605,416
Liabilities
Foreign currency overdraft	—	—	221	—	—	—	—
Securities sold short, at value	—	—	—	868	—	—	—
Written options, at value	—	—	—	—	17,280	—	—
Forward foreign currency contracts	—	58	—	9,160	—	—	—
Variation margin on futures/futures options contracts	—	—	—	585	46	—	—
Deferred foreign capital gains tax liability	—	2,576	—	97	—	—	—
Payable to affiliates	246	839	—	264	—	—	—
Payable for:
Investment securities purchased	—	767	—	7,520	71,716	—	—
Return of securities loaned	—	1,154	—	907	—	—	—
Fund shares redeemed	953	663	623	293	452	995	565
Advisory fees	470	620	905	526	309	1,148	385
Administrative fees	135	186	138	132	93	232	138
12b-1 fees (Class A)	14	39	51	33	20	78	31
Board of trustee fees	39	107	82	100	26	131	107
Chief compliance officer fees	1	1	1	1	—	2	2
Other expenses	2	19	4	1	1	6	3
Total liabilities	1,860	7,029	2,025	20,487	89,943	2,592	1,231
Net assets	$1,056,690	$1,417,984	$1,579,670	$1,017,543	$735,159	$2,665,092	$1,604,185
Net assets consist of:
Paid-in capital(a)	$967,118	$1,022,748	$1,553,417	$1,131,165	$658,298	$2,617,490	$1,776,087
Total distributable earnings (loss)(a)	89,572	395,236	26,253	(113,622)	76,861	47,602	(171,902)
Net assets	$1,056,690	$1,417,984	$1,579,670	$1,017,543	$735,159	$2,665,092	$1,604,185
Net assets - Class A	$421,229	$1,180,323	$1,563,204	$1,014,331	$619,218	$2,372,487	$931,244
Shares outstanding - Class A	31,275	62,701	53,678	83,149	50,371	47,882	74,500
Net asset value per share - Class A	$13.47	$18.82	$29.12	$12.20	$12.29	$49.55	$12.50
Net assets - Class I	$635,461	$237,661	$16,466	$3,212	$115,941	$292,605	$672,941
Shares outstanding - Class I	46,453	12,274	536	260	9,353	5,666	50,570
Net asset value per share - Class I	$13.68	$19.36	$30.69	$12.37	$12.40	$51.64	$13.31
Investments - unaffiliated, at cost	$919,197	$1,004,044	$1,493,981	$1,066,860	$698,474	$2,553,826	$1,689,848
Investments - affiliated, at cost	45,346	11,867	59,866	48,087	4,561	63,740	79,719
Purchased options, at cost	—	—	—	2,353	16,733	—	—
Foreign currency cost	1	553	—	5,915	—	—	—
Proceeds from securities sold short	—	—	—	794	—	—	—
Premiums from written options	—	—	—	—	17,276	—	—
Securities on loan included in
Investments - unaffiliated, at value	—	1,903	8,761	4,896	562	495	—

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/JPMorgan U.S. Value Fund	JNL/Lazard International Strategic Equity Fund	JNL/Loomis Sayles Global Growth Fund	JNL/Lord Abbett Short Duration Income Fund	JNL/Mellon Communication Services Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund	JNL/Mellon Consumer Staples Sector Fund
Assets
Investments - unaffiliated, at value	$1,584,896	$451,059	$521,514	$1,105,182	$166,006	$1,103,473	$569,766
Investments - affiliated, at value	43,344	16,904	3,078	10,962	868	6,092	555
Forward foreign currency contracts	—	13	6	—	—	—	—
Variation margin on futures/futures options contracts	—	—	—	55	—	2	—
Cash	721	15	15	1,796	116	197	108
Foreign currency	38	1	—	—	—	—	—
Receivable from:
Investment securities sold	1	—	2,348	23,740	—	—	—
Fund shares sold	257	80	79	671	66	736	421
Dividends and interest	2,236	560	2,605	7,521	23	326	1,828
Adviser	—	20	—	—	—	1	1
Deposits with brokers and counterparties	—	—	—	2,067	87	362	187
Total assets	1,631,493	468,652	529,645	1,151,994	167,166	1,111,189	572,866
Liabilities
Forward foreign currency contracts	—	—	1	—	—	—	—
Variation margin on futures/futures options contracts	—	—	—	285	—	20	14
Payable for:
Investment securities purchased	—	2,095	1,593	19,924	—	—	—
Return of securities loaned	—	2,918	—	1,035	432	3,852	—
Fund shares redeemed	7,209	406	292	495	338	487	224
Advisory fees	669	281	253	330	30	179	92
Administrative fees	139	60	69	144	22	149	73
12b-1 fees (Class A)	32	4	10	12	5	36	18
Board of trustee fees	101	17	49	40	10	54	21
Chief compliance officer fees	2	—	—	1	—	1	1
Other expenses	3	1	1	2	6	42	10
Total liabilities	8,155	5,782	2,268	22,268	843	4,820	453
Net assets	$1,623,338	$462,870	$527,377	$1,129,726	$166,323	$1,106,369	$572,413
Net assets consist of:
Paid-in capital(a)	$1,339,180	$486,673	$550,909	$1,169,197	$230,446	$1,110,197	$548,736
Total distributable earnings (loss)(a)	284,158	(23,803)	(23,532)	(39,471)	(64,123)	(3,828)	23,677
Net assets	$1,623,338	$462,870	$527,377	$1,129,726	$166,323	$1,106,369	$572,413
Net assets - Class A	$980,669	$104,439	$303,107	$366,580	$163,074	$1,091,635	$558,649
Shares outstanding - Class A	66,403	7,788	25,681	37,142	13,281	37,186	36,892
Net asset value per share - Class A	$14.77	$13.41	$11.80	$9.87	$12.28	$29.36	$15.14
Net assets - Class I	$642,669	$358,431	$224,270	$763,146	$3,249	$14,734	$13,764
Shares outstanding - Class I	42,565	26,628	18,754	76,960	280	485	893
Net asset value per share - Class I	$15.10	$13.46	$11.96	$9.92	$11.58	$30.36	$15.41
Investments - unaffiliated, at cost	$1,300,738	$463,353	$549,593	$1,138,730	$230,112	$1,107,317	$546,081
Investments - affiliated, at cost	43,344	16,904	3,078	10,962	868	6,092	555
Foreign currency cost	37	1	—	—	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	—	2,896	5,514	1,010	1,248	8,976	98

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/Mellon Dow Index Fund	JNL/Mellon Energy Sector Fund	JNL/Mellon Financial Sector Fund	JNL/Mellon Healthcare Sector Fund	JNL/Mellon Industrials Sector Fund	JNL/Mellon Information Technology Sector Fund	JNL/Mellon Materials Sector Fund
Assets
Investments - unaffiliated, at value	$1,232,699	$2,915,739	$1,343,463	$3,689,125	$187,741	$3,521,611	$190,843
Investments - affiliated, at value	16,914	24,823	20,072	13,108	1,118	10,448	1,111
Variation margin on futures/futures options contracts	—	83	19	7	—	3	—
Cash	313	1,841	694	313	132	498	116
Receivable from:
Investment securities sold	—	—	6,820	—	—	—	—
Fund shares sold	200	1,616	827	1,060	58	653	108
Dividends and interest	381	2,049	1,390	2,570	190	750	258
Adviser	1	1	1	1	—	2	—
Deposits with brokers and counterparties	980	1,394	890	903	124	1,091	139
Other assets	—	2	1	1	—	—	—
Total assets	1,251,488	2,947,548	1,374,177	3,707,088	189,363	3,535,056	192,575
Liabilities
Variation margin on futures/futures options contracts	73	23	39	72	7	37	11
Payable for:
Investment securities purchased	—	17,417	—	—	—	—	—
Return of securities loaned	—	473	405	1,146	55	2,803	—
Fund shares redeemed	796	2,854	740	2,365	422	1,759	614
Advisory fees	193	425	212	545	33	535	35
Administrative fees	162	366	178	465	25	457	26
12b-1 fees (Class A)	40	95	44	120	6	113	6
Board of trustee fees	71	145	67	180	7	155	7
Chief compliance officer fees	1	3	1	3	—	3	—
Other expenses	62	69	43	105	4	119	5
Total liabilities	1,398	21,870	1,729	5,001	559	5,981	704
Net assets	$1,250,090	$2,925,678	$1,372,448	$3,702,087	$188,804	$3,529,075	$191,871
Net assets consist of:
Paid-in capital(a)	$853,898	$2,038,110	$1,291,855	$2,199,178	$192,034	$2,816,318	$209,945
Total distributable earnings (loss)(a)	396,192	887,568	80,593	1,502,909	(3,230)	712,757	(18,074)
Net assets	$1,250,090	$2,925,678	$1,372,448	$3,702,087	$188,804	$3,529,075	$191,871
Net assets - Class A	$1,226,966	$2,893,112	$1,352,012	$3,665,432	$183,611	$3,475,561	$187,042
Shares outstanding - Class A	30,643	79,947	81,678	86,460	12,339	119,412	13,040
Net asset value per share - Class A	$40.04	$36.19	$16.55	$42.39	$14.88	$29.11	$14.34
Net assets - Class I	$23,124	$32,566	$20,436	$36,655	$5,193	$53,514	$4,829
Shares outstanding - Class I	567	872	1,213	848	343	1,775	331
Net asset value per share - Class I	$40.79	$37.33	$16.84	$43.23	$15.15	$30.14	$14.60
Investments - unaffiliated, at cost	$836,320	$2,028,440	$1,263,482	$2,185,188	$190,956	$2,808,861	$208,851
Investments - affiliated, at cost	16,914	24,823	19,548	13,996	1,118	10,448	1,111
Securities on loan included in
Investments - unaffiliated, at value	—	18,239	2,997	3,282	77	12,726	1,066

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/Mellon Nasdaq 100 Index Fund	JNL/Mellon Real Estate Sector Fund	JNL/Mellon S&P 500 Index Fund	JNL/Mellon U.S. Stock Market Index Fund	JNL/Mellon Utilities Sector Fund	JNL/Mellon World Index Fund	JNL/MFS Mid Cap Value Fund
Assets
Investments - unaffiliated, at value	$4,305,043	$184,184	$11,041,406	$4,552,887	$655,625	$345,184	$1,980,803
Investments - affiliated, at value	51,764	582	235,132	30,314	3,485	8,116	32,376
Forward foreign currency contracts	—	—	—	—	—	36	—
Variation margin on futures/futures options contracts	—	—	8	13	—	5	—
Cash	2,455	256	3,098	1,146	89	226	1,011
Foreign currency	—	—	—	—	—	432	—
Receivable from:
Investment securities sold	—	—	—	—	—	74	265
Fund shares sold	1,982	85	3,951	844	2,146	38	601
Dividends and interest	2,007	900	9,497	4,269	866	560	7,369
Adviser	3	1	—	—	1	—	—
Deposits with brokers and counterparties	3,787	183	6,140	1,661	348	560	—
Other assets	—	—	4	5	2	2	1
Total assets	4,367,041	186,191	11,299,236	4,591,139	662,562	355,233	2,022,426
Liabilities
Forward foreign currency contracts	—	—	—	—	—	3	—
Variation margin on futures/futures options contracts	50	17	327	113	53	42	—
Payable to affiliates	—	—	—	—	—	8	27
Payable for:
Investment securities purchased	—	—	1	—	—	—	—
Return of securities loaned	6,975	380	633,832	4,805	—	401	182
Fund shares redeemed	4,146	255	3,314	3,473	367	307	1,377
Advisory fees	652	33	966	621	104	59	948
Administrative fees	552	24	858	570	84	46	173
12b-1 fees (Class A)	139	6	349	148	21	11	65
Board of trustee fees	179	7	513	412	25	41	129
Chief compliance officer fees	4	—	10	4	1	—	2
Other expenses	413	6	583	92	13	10	4
Total liabilities	13,110	728	640,753	10,238	668	928	2,907
Net assets	$4,353,931	$185,463	$10,658,483	$4,580,901	$661,894	$354,305	$2,019,519
Net assets consist of:
Paid-in capital(a)	$3,470,108	$225,257	$6,325,943	$5,141,235	$652,076	$279,031	$1,700,671
Total distributable earnings (loss)(a)	883,823	(39,794)	4,332,540	(560,334)	9,818	75,274	318,848
Net assets	$4,353,931	$185,463	$10,658,483	$4,580,901	$661,894	$354,305	$2,019,519
Net assets - Class A	$4,276,647	$174,079	$10,650,597	$4,521,043	$650,159	$345,897	$1,973,870
Shares outstanding - Class A	108,863	14,463	358,342	285,365	34,564	11,418	121,404
Net asset value per share - Class A	$39.28	$12.04	$29.72	$15.84	$18.81	$30.29	$16.26
Net assets - Class I	$77,284	$11,384	$7,886	$59,858	$11,735	$8,408	$45,649
Shares outstanding - Class I	2,954	932	256	3,715	614	275	2,755
Net asset value per share - Class I	$26.17	$12.21	$30.81	$16.11	$19.12	$30.56	$16.57
Investments - unaffiliated, at cost	$3,418,388	$223,962	$6,707,073	$5,112,908	$645,792	$269,628	$1,661,954
Investments - affiliated, at cost	51,764	582	233,947	30,352	3,485	8,229	32,376
Foreign currency cost	—	—	—	—	—	424	—
Securities on loan included in
Investments - unaffiliated, at value	8,407	1,215	629,454	14,905	—	4,526	173

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/Morningstar PitchBook Listed Private Equity Index Fund	JNL/Morningstar U.S. Sustainability Index Fund	JNL/Morningstar Wide Moat Index Fund	JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Gold Plus Strategy Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Newton Equity Income Fund
Assets
Investments - unaffiliated, at value	$7,426	$227,937	$784,505	$306,514	$13,194	$724,991	$1,784,860
Investments - affiliated, at value	—	66	3,984	42,652	1,930	37,748	110,341
Forward foreign currency contracts	—	—	—	—	—	776	—
Variation margin on futures/futures options contracts	—	—	—	9,360	12	242	—
Variation margin on swap agreements	—	—	—	—	—	9	—
Cash	6	—	250	58	215	1,169	496
Foreign currency	—	—	—	—	—	4,351	—
Receivable from:
Investment securities sold	—	1,237	—	—	—	14,053	7,420
Fund shares sold	69	11	20	92	—	327	10,735
Dividends and interest	25	211	723	1,557	59	7,588	3,669
Deposits with brokers and counterparties	—	60	330	25,981	1,210	1,380	—
Other assets	—	—	—	—	—	—	1
Total assets	7,526	229,522	789,812	386,214	16,620	792,634	1,917,522
Liabilities
Cash overdraft	—	340	—	—	—	—	—
Foreign currency overdraft	1	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—	3,199	—
Variation margin on futures/futures options contracts	—	3	14	2,951	7	124	—
Variation margin on swap agreements	—	—	—	—	—	15	—
OTC swap agreements	—	—	—	—	—	505	—
OTC swap premiums received	—	—	—	—	—	150	—
Payable for:
Investment securities purchased	1	174	—	—	—	133,711	41,043
Deposits from counterparties	—	—	—	—	—	870	—
Return of securities loaned	—	66	—	—	—	7,819	—
Fund shares redeemed	—	84	342	289	—	532	2,880
Advisory fees	2	51	137	143	10	271	657
Administrative fees	1	30	103	48	2	83	230
12b-1 fees (Class A)	—	7	12	2	—	19	56
Board of trustee fees	—	8	28	14	1	34	66
Chief compliance officer fees	—	—	1	—	—	1	2
Other expenses	1	3	233	—	—	4	3
Total liabilities	6	766	870	3,447	20	147,337	44,937
Net assets	$7,520	$228,756	$788,942	$382,767	$16,600	$645,297	$1,872,585
Net assets consist of:
Paid-in capital(a)	$10,612	$250,621	$808,267	$374,386	$15,829	$739,987	$1,815,308
Total distributable earnings (loss)(a)	(3,092)	(21,865)	(19,325)	8,381	771	(94,690)	57,277
Net assets	$7,520	$228,756	$788,942	$382,767	$16,600	$645,297	$1,872,585
Net assets - Class A	$3,548	$218,915	$380,653	$65,072	$16,599	$562,041	$1,715,044
Shares outstanding - Class A	449	12,605	38,212	3,885	1,787	50,916	66,090
Net asset value per share - Class A	$7.91	$17.37	$9.96	$16.75	$9.29	$11.04	$25.95
Net assets - Class I	$3,972	$9,841	$408,289	$317,695	$1	$83,256	$157,541
Shares outstanding - Class I	500	558	40,498	18,781	—	7,413	5,983
Net asset value per share - Class I	$7.95	$17.64	$10.08	$16.92	$9.32	$11.23	$26.33
Investments - unaffiliated, at cost	$9,566	$249,775	$856,976	$307,731	$13,247	$817,206	$1,727,581
Investments - affiliated, at cost	—	66	3,984	42,652	1,930	37,748	110,341
Foreign currency cost	—	—	—	—	—	4,336	—
Securities on loan included in
Investments - unaffiliated, at value	—	343	—	—	—	8,600	21,344

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/PIMCO Income Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Total Return Fund	JNL/RAFI Fundamental U.S. Small Cap Fund
Assets
Investments - unaffiliated, at value	$1,489,288	$987,529	$1,679,443	$1,138,883	$1,336,445	$1,299,256	$406,630
Investments - affiliated, at value	991	611	—	99,489	48,267	6,200	1,885
Purchased options, at value	—	—	3,216	—	—	—	—
Forward foreign currency contracts	3,775	641	395	—	—	—	—
Variation margin on futures/futures options contracts	312	10	1,316	—	—	95	—
Variation margin on swap agreements	1,831	157	1,012	—	—	—	—
OTC swap agreements	1,300	491	44	—	—	—	—
OTC swap premiums paid	2,366	158	—	—	—	—	—
Cash	13,802	1,060	251	14,208	2,027	955	287
Foreign currency	5,819	1,123	7,442	—	—	—	—
Receivable from:
Investment securities sold	509,746	79,077	44,263	34,223	—	16,658	838
Fund shares sold	991	298	557	291	440	740	345
Treasury roll transactions	—	—	695,357	—	—	—	—
Dividends and interest	7,655	8,954	5,122	5,993	22,304	9,113	564
Adviser	—	—	—	104	—	—	—
Deposits with brokers and counterparties	32,170	7,026	10,561	—	—	3,173	99
Other assets	1	—	1	51	1	—	—
Total assets	2,070,047	1,087,135	2,448,980	1,293,242	1,409,484	1,336,190	410,648
Liabilities
Forward sales commitments, at value	2,259	—	—	—	—	—	—
Written options, at value	2,789	—	4,689	—	—	—	—
Forward foreign currency contracts	3,654	1,230	3,359	—	—	—	—
Variation margin on futures/futures options contracts	139	26	852	—	—	325	6
Variation margin on swap agreements	1,737	97	1,044	—	—	—	—
OTC swap agreements	1,259	98	5,480	—	—	—	—
OTC swap premiums received	3,229	443	—	—	—	—	—
Payable for:
Investment securities purchased	803,082	139,766	115,617	74,720	—	15,919	—
Treasury roll transactions	—	12,201	779,677	—	—	—	—
Deposits from counterparties	2,482	600	370	—	—	—	—
Return of securities loaned	991	611	—	—	20,460	5,700	914
Fund shares redeemed	986	258	584	1,631	785	374	132
Advisory fees	521	280	510	501	407	439	64
Administrative fees	160	80	133	156	120	113	54
12b-1 fees (Class A)	24	15	39	51	38	18	13
Board of trustee fees	61	33	133	73	118	69	31
Chief compliance officer fees	1	1	1	1	1	1	—
Other expenses	185	12	13	5	3	4	37
Total liabilities	823,559	155,751	912,501	77,138	21,932	22,962	1,251
Net assets	$1,246,488	$931,384	$1,536,479	$1,216,104	$1,387,552	$1,313,228	$409,397
Net assets consist of:
Paid-in capital(a)	$1,392,290	$1,075,555	$1,683,290	$1,316,545	$1,550,824	$1,459,074	$405,618
Total distributable earnings (loss)(a)	(145,802)	(144,171)	(146,811)	(100,441)	(163,272)	(145,846)	3,779
Net assets	$1,246,488	$931,384	$1,536,479	$1,216,104	$1,387,552	$1,313,228	$409,397
Net assets - Class A	$733,830	$452,278	$1,172,015	$1,196,910	$1,155,672	$544,995	$404,209
Shares outstanding - Class A	70,966	40,671	108,036	110,085	84,705	46,013	54,030
Net asset value per share - Class A	$10.34	$11.12	$10.85	$10.87	$13.64	$11.84	$7.48
Net assets - Class I	$512,658	$479,106	$364,464	$19,194	$231,880	$768,233	$5,188
Shares outstanding - Class I	48,840	42,599	32,848	1,742	14,331	64,246	704
Net asset value per share - Class I	$10.50	$11.25	$11.10	$11.02	$16.18	$11.96	$7.37
Investments - unaffiliated, at cost	$1,641,414	$1,130,427	$1,802,390	$1,239,300	$1,499,719	$1,445,382	$402,762
Investments - affiliated, at cost	991	611	—	99,489	48,267	6,200	1,982
Purchased options, at cost	—	—	2,829	—	—	—	—
Foreign currency cost	5,859	1,124	8,417	—	—	—	—
Proceeds from forward sales commitments	2,284	—	—	—	—	—	—
Premiums from written options	1,994	4	2,991	—	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	969	2,181	—	—	28,955	20,448	3,776

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/RAFI Multi-Factor U.S. Equity Fund	JNL/T. Rowe Price Balanced Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price U.S. High Yield Fund
Assets
Investments - unaffiliated, at value	$2,188,431	$434,622	$10,033,373	$6,869,106	$4,701,024	$1,741,495	$498,194
Investments - affiliated, at value	5,961	10,820	895,840	345,565	189,793	8,582	25,614
Variation margin on futures/futures options contracts	—	—	—	—	—	81	—
Cash	950	2,099	24,743	2,570	2,986	4,963	1,514
Foreign currency	—	173	360	1	—	—	—
Receivable from:
Investment securities sold	1,088	1,504	46,051	5,936	—	3	648
Fund shares sold	143	209	10,919	4,248	994	2,203	192
Dividends and interest	3,180	1,749	37,602	1,554	2,005	10,971	9,832
Adviser	—	8	8	—	—	—	13
Deposits with brokers and counterparties	401	—	—	—	—	—	—
Other assets	2	—	3	2	2	1	—
Total assets	2,200,156	451,184	11,048,899	7,228,982	4,896,804	1,768,299	536,007
Liabilities
Written options, at value	—	—	16,174	—	—	—	—
Variation margin on futures/futures options contracts	23	7	—	—	—	225	—
Deferred foreign capital gains tax liability	—	16	—	—	—	—	—
Payable to affiliates	—	91	—	—	—	—	—
Payable for:
Investment securities purchased	—	3,911	95,011	—	—	5,225	1,428
Return of securities loaned	1,416	869	41,404	—	—	—	11,100
Fund shares redeemed	1,184	267	5,588	2,703	2,379	1,045	103
Advisory fees	330	212	4,865	2,777	2,449	453	226
Administrative fees	285	58	1,267	598	408	149	68
12b-1 fees (Class A)	71	15	337	195	153	42	5
Board of trustee fees	321	38	388	404	274	115	25
Chief compliance officer fees	2	—	10	7	4	2	—
Other expenses	229	9	21	17	10	3	1
Total liabilities	3,861	5,493	165,065	6,701	5,677	7,259	12,956
Net assets	$2,196,295	$445,691	$10,883,834	$7,222,281	$4,891,127	$1,761,040	$523,051
Net assets consist of:
Paid-in capital(a)	$1,961,387	$464,453	$11,266,145	$6,296,825	$4,003,354	$1,837,179	$624,940
Total distributable earnings (loss)(a)	234,908	(18,762)	(382,311)	925,456	887,773	(76,139)	(101,889)
Net assets	$2,196,295	$445,691	$10,883,834	$7,222,281	$4,891,127	$1,761,040	$523,051
Net assets - Class A	$2,174,350	$442,413	$10,288,548	$5,962,625	$4,655,799	$1,292,391	$141,134
Shares outstanding - Class A	119,217	31,275	489,836	124,676	76,353	128,714	13,868
Net asset value per share - Class A	$18.24	$14.15	$21.00	$47.82	$60.98	$10.04	$10.18
Net assets - Class I	$21,945	$3,278	$595,286	$1,259,656	$235,328	$468,649	$381,917
Shares outstanding - Class I	1,190	228	27,942	25,154	3,633	45,638	37,416
Net asset value per share - Class I	$18.44	$14.36	$21.30	$50.08	$64.77	$10.27	$10.21
Investments - unaffiliated, at cost	$1,953,272	$453,374	$10,453,907	$5,943,651	$3,813,250	$1,817,977	$600,083
Investments - affiliated, at cost	6,041	10,820	895,977	345,565	189,793	8,582	25,614
Foreign currency cost	—	171	345	1	—	—	—
Premiums from written options	—	—	54,518	—	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	5,814	3,133	40,746	—	8,979	—	11,584

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/T. Rowe Price Value Fund	JNL/WCM China Quality Growth Fund	JNL/WCM Focused International Equity Fund	JNL/Westchester Capital Event Driven Fund	JNL/Western Asset Global Multi-Sector Bond Fund	JNL/William Blair International Leaders Fund	JNL/WMC Balanced Fund
Assets
Investments - unaffiliated, at value	$4,433,114	$5,283	$1,308,089	$119,970	$397,613	$799,406	$8,475,604
Investments - affiliated, at value	56,745	433	30,138	6,617	6,618	4,843	575,681
Purchased options, at value	—	—	—	115	14	—	—
Forward foreign currency contracts	—	—	—	73	669	—	2
Variation margin on futures/futures options contracts	—	—	—	—	38	—	87
OTC swap agreements	—	—	—	932	—	—	—
Cash	5,000	15	15	4,577	889	15	1,602
Cash collateral segregated for short sales	—	—	—	5,856	—	—	—
Foreign currency	704	—	—	—	5,575	220	—
Receivable from:
Investment securities sold	7,949	—	2,221	1,626	176	938	31,285
Fund shares sold	1,556	10	408	28	42	176	4,171
Dividends and interest	6,210	1	1,547	661	5,246	2,044	21,810
Deposits with brokers and counterparties	—	—	—	8,170	824	—	—
Other assets	2	—	—	—	—	2	4
Total assets	4,511,280	5,742	1,342,418	148,625	417,704	807,644	9,110,246
Liabilities
Foreign currency overdraft	—	—	—	1	—	—	—
Securities sold short, at value	—	—	—	5,741	—	—	—
Written options, at value	—	—	—	2,069	—	—	—
Forward foreign currency contracts	—	—	—	123	4,428	3	—
Variation margin on futures/futures options contracts	—	—	—	—	60	—	79
OTC swap agreements	—	—	—	2,378	—	—	—
Deferred foreign capital gains tax liability	—	—	—	—	3	—	—
Payable to affiliates	152	—	—	—	—	—	1
Payable for:
Investment securities purchased	32,280	—	1,724	6,272	3,396	—	504,162
Deposits from counterparties	—	—	—	—	278	—	—
Return of securities loaned	—	—	—	—	795	—	34,650
Fund shares redeemed	3,781	—	704	242	900	403	5,216
Advisory fees	1,799	4	782	118	184	363	2,343
Administrative fees	372	1	175	11	53	106	690
12b-1 fees (Class A)	99	—	18	2	13	20	279
Board of trustee fees	257	—	48	8	50	69	433
Chief compliance officer fees	4	—	1	—	—	1	8
Other expenses	9	1	2	—	15	2	15
Total liabilities	38,753	6	3,454	16,965	10,175	967	547,876
Net assets	$4,472,527	$5,736	$1,338,964	$131,660	$407,529	$806,677	$8,562,370
Net assets consist of:
Paid-in capital(a)	$4,336,814	$5,752	$997,256	$146,374	$655,587	$874,950	$7,617,824
Total distributable earnings (loss)(a)	135,713	(16)	341,708	(14,714)	(248,058)	(68,273)	944,546
Net assets	$4,472,527	$5,736	$1,338,964	$131,660	$407,529	$806,677	$8,562,370
Net assets - Class A	$3,003,508	$5,735	$536,968	$61,635	$403,442	$612,250	$8,491,226
Shares outstanding - Class A	137,041	551	39,001	5,240	56,930	62,635	289,215
Net asset value per share - Class A	$21.92	$10.41	$13.77	$11.76	$7.09	$9.77	$29.36
Net assets - Class I	$1,469,019	$1	$801,996	$70,025	$4,087	$194,427	$71,144
Shares outstanding - Class I	63,239	—	57,565	5,924	567	18,479	2,318
Net asset value per share - Class I	$23.23	$10.42	$13.93	$11.82	$7.21	$10.52	$30.70
Investments - unaffiliated, at cost	$4,297,390	$5,286	$1,168,040	$132,547	$433,146	$853,752	$7,531,207
Investments - affiliated, at cost	56,745	433	30,138	6,617	6,618	4,843	575,681
Purchased options, at cost	—	—	—	296	62	—	—
Foreign currency cost	697	—	—	—	5,400	220	—
Proceeds from securities sold short	—	—	—	5,579	—	—	—
Premiums from written options	—	—	—	1,772	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	—	—	—	—	781	—	231,795

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2022

	JNL/WMC Equity Income Fund	JNL/WMC Global Real Estate Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Assets
Investments - unaffiliated, at value	$1,260,381	$659,492	$1,953,155	$1,450,009
Investments - affiliated, at value	17,848	13,607	—	6,744
Repurchase agreements, at value	—	—	1,072,900	—
Forward foreign currency contracts	—	2	—	—
Cash	419	340	335,332	513
Foreign currency	—	327	—	—
Receivable from:
Investment securities sold	—	24	—	—
Fund shares sold	829	143	14,080	257
Dividends and interest	1,790	3,082	4,192	1,984
Other assets	—	1	—	1
Total assets	1,281,267	677,018	3,379,659	1,459,508
Liabilities
Foreign currency overdraft	1	—	—	—
Forward foreign currency contracts	—	1	—	—
Payable to affiliates	—	147	—	—
Payable for:
Investment securities purchased	—	1,177	—	—
Return of securities loaned	3,063	—	—	—
Fund shares redeemed	775	659	2,867	445
Advisory fees	471	335	433	474
Administrative fees	164	87	279	126
12b-1 fees (Class A)	27	22	99	27
Recovery of previously reimbursed expenses	—	—	2,040	—
Dividends	—	—	7,773	—
Board of trustee fees	45	72	175	108
Chief compliance officer fees	1	1	3	1
Other expenses	1	19	3	4
Total liabilities	4,548	2,520	13,672	1,185
Net assets	$1,276,719	$674,498	$3,365,987	$1,458,323
Net assets consist of:
Paid-in capital(a)	$1,231,087	$722,693	$3,366,080	$1,253,010
Total distributable earnings (loss)(a)	45,632	(48,195)	(93)	205,313
Net assets	$1,276,719	$674,498	$3,365,987	$1,458,323
Net assets - Class A	$825,844	$670,073	$3,038,903	$837,010
Shares outstanding - Class A	51,620	76,405	3,038,971	28,756
Net asset value per share - Class A	$16.00	$8.77	$1.00	$29.11
Net assets - Class I	$450,875	$4,425	$327,084	$621,313
Shares outstanding - Class I	27,711	491	327,112	20,477
Net asset value per share - Class I	$16.27	$9.02	$1.00	$30.34
Investments - unaffiliated, at cost	$1,214,748	$707,685	$1,953,155	$1,244,698
Investments - affiliated, at cost	17,848	13,607	—	6,744
Repurchase agreements, at cost	—	—	1,072,900	—
Foreign currency cost	—	326	—	—
Securities on loan included in
Investments - unaffiliated, at value	15,030	5,253	—	10,306

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/American Funds Balanced Fund(b)	JNL/American Funds Bond Fund of America Fund(b)	JNL/American Funds Capital Income Builder Fund(b)	JNL/American Funds Capital World Bond Fund(b)	JNL/American Funds Global Growth Fund(b)	JNL/American Funds Global Small Capitalization Fund(b)	JNL/American Funds Growth Fund(b)
Investment income
Dividends received from master fund (a)	$56,085	$5,025	$10,189	$1,163	$7,148	$—	$22,020
Total investment income	56,085	5,025	10,189	1,163	7,148	—	22,020

Expenses
Advisory fees	13,157	484	1,677	2,382	5,057	4,477	22,236
Administrative fees	2,581	121	320	397	778	689	3,507
12b-1 fees (Class A)	7,606	354	937	1,177	2,275	2,036	10,690
Legal fees	13	1	2	2	4	3	17
Board of trustee fees	31	5	8	1	3	—	17
Chief compliance officer fees	11	1	1	2	3	3	16
Other expenses	31	1	3	5	10	9	44
Total expenses	23,430	967	2,948	3,966	8,130	7,217	36,527
Expense waiver	(7,744)	(242)	(799)	(1,707)	(3,390)	(3,269)	(16,350)
Net expenses	15,686	725	2,149	2,259	4,740	3,948	20,177
Net investment income (loss)	40,399	4,300	8,040	(1,096)	2,408	(3,948)	1,843

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	66	(4,049)	—	—	—	—	—
Investments - affiliated	3,451	—	905	(11,942)	15,950	(25,531)	58,789
Distributions from unaffiliated
investment companies	—	1,474	—	—	—	—	—
Distributions from affiliated investment
companies	265,180	—	—	6,353	86,570	225,248	507,625
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	—	(16,452)	—	—	—	—	—
Investments - affiliated	(705,944)	—	(32,648)	(78,058)	(357,929)	(471,333)	(1,962,301)
Net realized and unrealized gain (loss)	(437,247)	(19,027)	(31,743)	(83,647)	(255,409)	(271,616)	(1,395,887)
Change in net assets from operations	$(396,848)	$(14,727)	$(23,703)	$(84,743)	$(253,001)	$(275,564)	$(1,394,044)
(a) Affiliated income	$56,085	$—	$10,189	$1,163	$7,148	$—	$22,020

(b)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/American Funds Growth-Income Fund(b)	JNL/American Funds International Fund(b)	JNL/American Funds New World Fund(b)	JNL/American Funds Washington Mutual Investors Fund(b)	JNL/Mellon Bond Index Fund(b)	JNL/Mellon Emerging Markets Index Fund(b)	JNL/Mellon International Index Fund(b)
Investment income
Dividends/Dividends received from master fund (a)	$137,833	$29,320	$22,114	$76,890	$—	$2	$60,061
Total investment income	137,833	29,320	22,114	76,890	—	2	60,061

Expenses
Advisory fees	49,035	10,964	13,266	20,236	1,797	2,426	3,414
Administrative fees	7,805	1,495	1,419	3,479	1,123	1,351	3,310
12b-1 fees (Class A)	26,686	4,438	4,179	10,680	3,302	2,651	6,469
Licensing fees paid to third parties	—	—	—	—	—	—	5
Legal fees	44	7	7	18	—	—	—
Board of trustee fees	77	7	7	41	—	—	—
Chief compliance officer fees	39	6	6	16	—	—	—
Other expenses	114	20	18	45	1	1	1
Total expenses	83,800	16,937	18,902	34,515	6,223	6,429	13,199
Expense waiver	(27,020)	(7,474)	(9,220)	(10,798)	(786)	(1,314)	(2,096)
Net expenses	56,780	9,463	9,682	23,717	5,437	5,115	11,103
Net investment income (loss)	81,053	19,857	12,432	53,173	(5,437)	(5,113)	48,958

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - affiliated	85,269	(34,428)	(1,821)	(4,785)	(14,228)	(21,376)	(24,276)
Distributions from affiliated investment
companies	877,273	206,141	127,996	808,487	—	—	14,066
Net change in unrealized appreciation
(depreciation) on:
Investments - affiliated	(2,820,908)	(579,542)	(535,443)	(1,214,911)	(152,703)	(174,243)	(413,885)
Net realized and unrealized gain (loss)	(1,858,366)	(407,829)	(409,268)	(411,209)	(166,931)	(195,619)	(424,095)
Change in net assets from operations	$(1,777,313)	$(387,972)	$(396,836)	$(358,036)	$(172,368)	$(200,732)	$(375,137)
(a) Affiliated income	$137,833	$29,320	$22,114	$76,890	$—	$—	$60,061

(b)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/Mellon S&P 400 MidCap Index Fund(b)	JNL/Mellon Small Cap Index Fund(b)	JNL Aggressive Growth Allocation Fund	JNL Conservative Allocation Fund	JNL Growth Allocation Fund	JNL Moderate Allocation Fund	JNL Moderate Growth Allocation Fund
Investment income
Dividends (a)	$—	$—	$5,050	$552	$9,638	$3,637	$9,211
Foreign taxes withheld	—	—	—	—	(22)	—	—
Interest	—	—	—	—	31	—	—
Securities lending (a)	—	—	—	—	3	—	—
Total investment income	—	—	5,050	552	9,650	3,637	9,211

Expenses
Advisory fees	4,534	3,607	1,430	783	2,515	2,120	3,544
Administrative fees	3,231	2,525	737	333	1,414	1,168	2,036
12b-1 fees (Class A)	9,576	7,406	4,383	1,978	8,445	6,977	12,542
Legal fees	—	—	7	11	15	11	20
Board of trustee fees	—	—	8	4	101	15	22
Chief compliance officer fees	—	—	6	3	12	10	18
Other expenses	2	2	19	8	3	30	55
Total expenses	17,343	13,540	6,590	3,120	12,505	10,331	18,237
Expense waiver	(2,607)	(2,020)	—	—	—	—	—
Net expenses	14,736	11,520	6,590	3,120	12,505	10,331	18,237
Net investment income (loss)	(14,736)	(11,520)	(1,540)	(2,568)	(2,855)	(6,694)	(9,026)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	16	8	—	—	—	—	300
Investments - affiliated	(28,523)	(19,650)	76,084	6,915	96,752	63,276	153,260
Distributions from affiliated investment
companies	—	—	46,580	3,188	86,432	26,146	75,658
Brokerage commissions recaptured	—	—	—	—	8	—	—
Foreign currency	—	—	—	—	(21)	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - affiliated	(472,999)	(455,881)	(475,031)	(107,871)	(754,374)	(481,510)	(999,072)
Foreign currency	—	—	—	—	2	—	—
Net realized and unrealized gain (loss)	(501,506)	(475,523)	(352,367)	(97,768)	(571,201)	(392,088)	(769,854)
Change in net assets from operations	$(516,242)	$(487,043)	$(353,907)	$(100,336)	$(574,056)	$(398,782)	$(778,880)
(a) Affiliated income	$—	$—	$5,050	$552	$9,539	$3,637	$9,211

(b)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/American Funds Growth Allocation Fund	JNL/American Funds Moderate Growth Allocation Fund	JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/Goldman Sachs Managed Conservative Fund	JNL/Goldman Sachs Managed Growth Fund	JNL/Goldman Sachs Managed Moderate Fund	JNL/Goldman Sachs Managed Moderate Growth Fund
Investment income
Dividends (a)	$67,157	$64,471	$4,991	$852	$8,979	$3,618	$7,254
Total investment income	67,157	64,471	4,991	852	8,979	3,618	7,254

Expenses
Advisory fees	6,287	4,801	2,019	1,029	3,853	2,044	3,818
Administrative fees	5,120	3,901	1,106	487	2,225	1,122	2,202
12b-1 fees (Class A)	10,304	7,734	6,599	2,911	13,772	6,720	13,660
Legal fees	17	13	11	5	22	11	22
Board of trustee fees	24	17	7	4	13	9	14
Chief compliance officer fees	15	11	9	4	20	9	20
Other expenses	44	33	29	13	61	33	57
Total expenses	21,811	16,510	9,780	4,453	19,966	9,948	19,793
Net investment income (loss)	45,346	47,961	(4,789)	(3,601)	(10,987)	(6,330)	(12,539)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	5,443	(15,475)	—	—	—	—	—
Investments - affiliated	(968)	(10,797)	133,006	11,937	244,736	61,936	206,092
Distributions from unaffiliated
investment companies	115,623	92,155	—	—	—	—	—
Distributions from affiliated investment
companies	47,106	—	25,463	899	38,632	7,972	31,353
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(808,854)	(623,273)	—	—	—	—	—
Investments - affiliated	(206,916)	(22,152)	(756,357)	(174,245)	(1,468,413)	(501,565)	(1,265,731)
Net realized and unrealized gain (loss)	(848,566)	(579,542)	(597,888)	(161,409)	(1,185,045)	(431,657)	(1,028,286)
Change in net assets from operations	$(803,220)	$(531,581)	$(602,677)	$(165,010)	$(1,196,032)	$(437,987)	$(1,040,825)
(a) Affiliated income	$13,518	$11,785	$4,991	$852	$8,978	$3,618	$7,255

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/Vanguard Growth ETF Allocation Fund	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL Bond Index Fund
Investment income
Dividends (a)	$7,268	$5,303	$8,103	$47,991	$13,226	$21,697	$689
Interest	—	—	—	—	—	—	20,589
Securities lending (a)	621	568	719	924	438	579	33
Total investment income	7,889	5,871	8,822	48,915	13,664	22,276	21,311

Expenses
Advisory fees	618	396	649	3,900	1,069	1,822	2,251
Administrative fees	464	297	487	3,128	802	1,367	—
12b-1 fees (Class A)	907	571	947	6,092	1,548	2,614	—
Legal fees	2	1	2	10	3	4	5
Board of trustee fees	3	2	2	15	6	9	7
Chief compliance officer fees	1	1	1	9	2	4	5
Other expenses	5	4	5	30	8	13	15
Total expenses	2,000	1,272	2,093	13,184	3,438	5,833	2,283
Expense waiver	—	—	—	(66)	(24)	(48)	(1,463)
Net expenses	2,000	1,272	2,093	13,118	3,414	5,785	820
Net investment income (loss)	5,889	4,599	6,729	35,797	10,250	16,491	20,491

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	4,993	(1,019)	6,173	40,853	3,837	13,625	(43,926)
Distributions from unaffiliated
investment companies	—	—	—	81	68	73	—
Distributions from affiliated investment
companies	—	1	1	1	1	1	1
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(64,947)	(32,506)	(65,949)	(480,067)	(98,843)	(190,288)	(144,326)
Investments - affiliated	—	—	—	—	—	—	(124)
Net realized and unrealized gain (loss)	(59,954)	(33,524)	(59,775)	(439,132)	(94,937)	(176,589)	(188,375)
Change in net assets from operations	$(54,065)	$(28,925)	$(53,046)	$(403,335)	$(84,687)	$(160,098)	$(167,884)
(a) Affiliated income	$1,046	$1,047	$1,295	$2,726	$1,391	$1,804	$772

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL Emerging Markets Index Fund	JNL International Index Fund	JNL Mid Cap Index Fund	JNL Small Cap Index Fund	JNL Multi-Manager Alternative Fund	JNL Multi-Manager Emerging Markets Equity Fund	JNL Multi-Manager International Small Cap Fund
Investment income
Dividends (a)	$31,985	$72,586	$50,495	$38,113	$9,760	$29,616	$23,268
Foreign taxes withheld	(3,389)	(4,969)	—	(20)	(819)	(2,789)	(2,536)
Interest	8	—	20	9	23,529	—	—
Net prime broker interest income	—	—	—	—	359	—	—
Securities lending (a)	189	391	1,076	331	37	91	952
Total investment income	28,793	68,008	51,591	38,433	32,866	26,918	21,684

Expenses
Advisory fees	1,803	4,419	6,522	5,054	13,935	8,428	4,934
Administrative fees	—	—	—	—	2,391	1,671	989
12b-1 fees (Class A)	—	—	—	—	672	2,115	1,236
Licensing fees paid to third parties	45	135	621	481	—	—	—
Legal fees	4	11	16	20	6	5	3
Board of trustee fees	5	17	22	14	9	—	1
Chief compliance officer fees	4	10	14	11	5	5	3
Dividends/interest on securities sold short	—	—	—	—	3,241	—	—
Net short holdings borrowing fees	—	—	—	—	2,344	—	—
Interest expense	—	—	—	—	264	—	—
Other expenses	123	37	44	36	60	56	44
Total expenses	1,984	4,629	7,239	5,616	22,927	12,280	7,210
Expense waiver	(496)	(2,320)	(3,913)	(3,033)	—	—	—
Net expenses	1,488	2,309	3,326	2,583	22,927	12,280	7,210
Net investment income (loss)	27,305	65,699	48,265	35,850	9,939	14,638	14,474

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(25,255)	(11,444)	(14,670)	2,838	(33,719)	(50,093)	(87,141)
Investments - affiliated	—	—	—	(84)	6	(3,478)	—
Distributions from affiliated investment
companies	—	1	—	1	2	—	—
Securities sold short	—	—	—	—	27,524	—	—
Brokerage commissions recaptured	—	—	—	—	2	3	2
Purchased options	—	—	—	—	(11,994)	—	—
Written options	—	—	—	—	25,868	—	—
Foreign currency	(604)	(961)	—	—	(814)	(906)	(530)
Forward foreign currency contracts	7	(1,581)	—	—	5,399	(86)	(10)
Futures/futures options contracts	(3,325)	(600)	(6,268)	(2,618)	(23,551)	—	—
Swap agreements	—	—	—	—	15,533	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(192,784)	(415,244)	(526,993)	(505,101)	(191,066)	(313,046)	(196,315)
Investments - affiliated	—	(1,351)	—	(5,335)	(5)	5,163	—
Investment securities sold short	—	—	—	—	39,867	—	—
Purchased options	—	—	—	—	(534)	—	—
Written options	—	—	—	—	601	—	—
Foreign currency	151	(340)	—	—	133	81	(37)
Forward foreign currency contracts	—	200	—	—	(663)	2	(3)
Futures/futures options contracts	(168)	(315)	(2,080)	(480)	(4,084)	—	—
Swap agreements	—	—	—	—	1,980	—	—
Net realized and unrealized gain (loss)	(221,978)	(431,635)	(550,011)	(510,779)	(149,515)	(362,360)	(284,034)
Change in net assets from operations	$(194,673)	$(365,936)	$(501,746)	$(474,929)	$(139,576)	$(347,722)	$(269,560)
(a) Affiliated income	$340	$698	$1,545	$1,171	$2,304	$1,512	$1,068

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL Multi-Manager U.S. Select Equity Fund(b)	JNL S&P 500 Index Fund	JNL/AB Sustainable Global Thematic Fund(c)	JNL/AQR Large Cap Defensive Style Fund
Investment income
Dividends (a)	$22,787	$8,340	$20,461	$1,155	$4,541	$111	$7,395
Foreign taxes withheld	(126)	(44)	(110)	(2)	(1)	(8)	—
Interest	—	—	—	—	3	—	11
Securities lending (a)	180	1,339	87	—	4	—	17
Total investment income	22,841	9,635	20,438	1,153	4,547	103	7,423

Expenses
Advisory fees	9,716	13,341	11,253	225	557	53	1,553
Administrative fees	2,354	2,388	1,701	64	279	12	582
12b-1 fees (Class A)	1,294	6,067	3,570	—	—	24	1,147
Licensing fees paid to third parties	—	—	—	—	56	—	—
Legal fees	8	11	8	—	1	—	2
Board of trustee fees	10	—	12	12	4	1	5
Chief compliance officer fees	7	10	7	—	1	—	2
Other expenses	22	29	22	—	3	4	5
Total expenses	13,411	21,846	16,573	301	901	94	3,296
Expense waiver	—	—	—	—	(641)	—	—
Net expenses	13,411	21,846	16,573	301	260	94	3,296
Net investment income (loss)	9,430	(12,211)	3,865	852	4,287	9	4,127

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	95,879	(192,287)	91,828	(2,200)	3,124	(152)	226
Investments - affiliated	—	(98)	—	—	—	—	—
Distributions from affiliated investment
companies	1	2	—	—	—	—	—
Brokerage commissions recaptured	53	197	41	—	—	—	—
Foreign currency	1	(35)	—	—	—	(1)	—
Forward foreign currency contracts	—	43	—	—	—	(74)	—
Futures/futures options contracts	—	—	—	—	(683)	—	(2,155)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(413,672)	(803,988)	(333,417)	(6,233)	(63,548)	(520)	(37,249)
Investments - affiliated	—	(206)	—	—	(68)	—	—
Forward foreign currency contracts	—	—	—	—	—	58	—
Futures/futures options contracts	—	—	—	—	(145)	—	(812)
Net realized and unrealized gain (loss)	(317,738)	(996,372)	(241,548)	(8,433)	(61,320)	(689)	(39,990)
Change in net assets from operations	$(308,308)	$(1,008,583)	$(237,683)	$(7,581)	$(57,033)	$(680)	$(35,863)
(a) Affiliated income	$1,000	$2,818	$872	$158	$55	$9	$249

(b)	Period from commencement of operations November 15, 2022.
(c)	Period from commencement of operations April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/Baillie Gifford International Growth Fund	JNL/Baillie Gifford U.S. Equity Growth Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund
Investment income
Dividends (a)	$7,476	$111	$44,168	$52,035	$27,749	$43,673	$8,743
Foreign taxes withheld	(656)	—	(1,248)	(1,829)	(322)	(3,418)	(46)
Interest	—	—	24,822	—	—	—	—
Net prime broker interest income	—	—	143	—	—	—	—
Securities lending (a)	45	89	594	268	30	289	13
Total investment income	6,865	200	68,479	50,474	27,457	40,544	8,710

Expenses
Advisory fees	4,327	424	19,090	7,121	17,840	7,473	6,033
Administrative fees	1,225	127	4,921	2,058	3,745	2,167	1,844
12b-1 fees (Class A)	2,384	5	9,224	3,586	9,265	1,541	1,304
Legal fees	4	—	16	7	18	7	6
Board of trustee fees	—	—	11	47	—	20	9
Chief compliance officer fees	4	—	14	6	17	6	5
Dividends/interest on securities sold short	—	—	104	—	—	—	—
Other expenses	12	—	63	20	38	22	17
Total expenses	7,956	556	33,443	12,845	30,923	11,236	9,218
Net investment income (loss)	(1,091)	(356)	35,036	37,629	(3,466)	29,308	(508)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(100,702)	(16,787)	16,985	225,517	125,059	31,323	38,466
Investments - affiliated	—	—	(4,333)	—	—	—	—
Distributions from unaffiliated
investment companies	—	—	147	—	—	—	—
Distributions from affiliated investment
companies	—	—	5	4	1	1	—
Securities sold short	—	—	43	—	—	—	—
Brokerage commissions recaptured	—	—	1	—	—	42	1
Purchased options	—	—	(20,533)	—	—	—	—
Written options	—	—	22,944	—	—	—	—
Foreign currency	(29)	—	(512)	(466)	(122)	(438)	—
Forward foreign currency contracts	(2)	—	(17,191)	(2)	(2)	(153)	—
Futures/futures options contracts	—	—	(29,292)	—	—	—	—
Swap agreements	—	—	43,586	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(345,506)	(62,775)	(632,634)	(123,844)	(2,120,565)	(176,199)	(549,649)
Investments - affiliated	—	—	(2,666)	—	—	—	—
Investment securities sold short	—	—	528	—	—	—	—
Purchased options	—	—	2,983	—	—	—	—
Written options	—	—	(15,540)	—	—	—	—
Foreign currency	(15)	—	(9)	2	1	(102)	—
Forward foreign currency contracts	—	—	2,814	—	—	(24)	—
Futures/futures options contracts	—	—	(1,773)	—	—	—	—
Swap agreements	—	—	(13,424)	—	—	—	—
Net realized and unrealized gain (loss)	(446,254)	(79,562)	(647,871)	101,211	(1,995,628)	(145,550)	(511,182)
Change in net assets from operations	$(447,345)	$(79,918)	$(612,835)	$138,840	$(1,999,094)	$(116,242)	$(511,690)
(a) Affiliated income	$184	$117	$7,592	$1,182	$1,054	$759	$519

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/DFA International Core Equity Fund	JNL/DFA U.S. Core Equity Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/DoubleLine Total Return Fund
Investment income
Dividends (a)	$6,257	$22,877	$7,112	$1,190	$79	$429	$545
Foreign taxes withheld	(384)	(8)	(7)	—	—	—	—
Interest	—	—	—	112,970	34,732	68,437	90,816
Securities lending (a)	55	25	42	249	108	—	2
Total investment income	5,928	22,894	7,147	114,409	34,919	68,866	91,363

Expenses
Advisory fees	811	5,302	2,602	11,152	4,342	12,278	9,640
Administrative fees	270	1,347	727	3,005	1,054	3,347	2,285
12b-1 fees (Class A)	512	3,733	1,402	6,336	411	5,389	2,531
Legal fees	1	14	10	15	3	11	11
Board of trustee fees	6	9	5	18	1	—	16
Chief compliance officer fees	1	6	2	13	3	9	10
Other expenses	3	28	16	45	10	41	29
Total expenses	1,604	10,439	4,764	20,584	5,824	21,075	14,522
Expense waiver	(5)	(51)	(24)	—	—	—	—
Net expenses	1,599	10,388	4,740	20,584	5,824	21,075	14,522
Net investment income (loss)	4,329	12,506	2,407	93,825	29,095	47,791	76,841

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(7,135)	93,350	15,968	(172,546)	(34,278)	(57,433)	(68,393)
Investments - affiliated	—	—	65	—	—	—	—
Distributions from affiliated investment
companies	—	—	—	2	1	—	—
Foreign currency	(131)	—	—	(17)	—	—	—
Forward foreign currency contracts	(4)	—	—	39	—	—	—
Futures/futures options contracts	(598)	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	(344,920)	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(15,252)	(347,675)	(95,657)	(365,643)	(123,372)	(100,198)	(330,084)
Investments - affiliated	—	(87)	(472)	—	—	—	—
Foreign currency	8	—	—	45	—	—	—
Forward foreign currency contracts	—	—	—	24	—	—	—
Futures/futures options contracts	3	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	(193,532)	—
Net realized and unrealized gain (loss)	(23,109)	(254,412)	(80,096)	(538,096)	(157,649)	(696,083)	(398,477)
Change in net assets from operations	$(18,780)	$(241,906)	$(77,689)	$(444,271)	$(128,554)	$(648,292)	$(321,636)
(a) Affiliated income	$96	$89	$102	$1,699	$316	$429	$554

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund	JNL/First Sentier Global Infrastructure Fund	JNL/Franklin Templeton Income Fund	JNL/Goldman Sachs 4 Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund
Investment income
Dividends (a)	$1,890	$30,146	$24,249	$138,106	$49,597	$16,997	$7,372
Foreign taxes withheld	—	(567)	(189)	—	(2,475)	(1,403)	(2)
Net Interest (amortization)	43,912	(5)	66,098	24	—	—	—
Securities lending (a)	63	134	374	211	90	71	11
Total investment income	45,865	29,708	90,532	138,341	47,212	15,665	7,381

Expenses
Advisory fees	4,899	6,863	8,803	13,842	6,541	5,431	1,861
Administrative fees	1,285	1,483	1,660	7,831	1,090	1,193	429
12b-1 fees (Class A)	2,548	2,004	4,957	16,599	828	1,393	417
Legal fees	7	5	8	27	3	4	2
Board of trustee fees	19	11	23	42	—	4	1
Chief compliance officer fees	6	4	7	24	3	3	1
Other expenses	19	15	21	73	48	12	9
Total expenses	8,783	10,385	15,479	38,438	8,513	8,040	2,720
Net investment income (loss)	37,082	19,323	75,053	99,903	38,699	7,625	4,661

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(31,324)	60,840	86,485	(160,264)	(64,499)	7,405	(10,519)
Distributions from affiliated investment
companies	2	—	2	—	1	—	—
Brokerage commissions recaptured	—	—	25	—	—	—	47
Foreign currency	—	(381)	(16)	—	(2,349)	20	(5)
Forward foreign currency contracts	—	(318)	3	—	30	851	(1)
Futures/futures options contracts	(171)	—	138	(11,283)	—	—	—
Swap agreements	(256)	—	—	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(185,975)	(123,249)	(240,055)	(641,522)	(156,094)	(162,051)	(85,265)
Foreign currency	—	(1)	(48)	—	271	(178)	—
Forward foreign currency contracts	—	—	—	—	—	179	—
Futures/futures options contracts	48	—	(177)	(619)	—	—	—
Swap agreements	(49)	—	—	—	—	—	—
Net realized and unrealized gain (loss)	(217,725)	(63,109)	(153,643)	(813,688)	(222,640)	(153,774)	(95,743)
Change in net assets from operations	$(180,643)	$(43,786)	$(78,590)	$(713,785)	$(183,941)	$(146,149)	$(91,082)
(a) Affiliated income	$2,008	$391	$1,228	$629	$319	$195	$68

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/Invesco Diversified Dividend Fund	JNL/Invesco Global Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Global Allocation Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
Investment income
Dividends (a)	$27,198	$17,338	$10,516	$16,123	$11,007	$14,965	$955
Foreign taxes withheld	(167)	(1,337)	(311)	(751)	(19)	—	—
Interest	—	—	—	9,152	7	—	33,392
Securities lending (a)	2	61	76	111	1	27	3
Total investment income	27,033	16,062	10,281	24,635	10,996	14,992	34,350

Expenses
Advisory fees	5,511	8,868	11,624	6,795	3,556	14,560	4,170
Administrative fees	1,581	2,661	1,774	1,717	1,067	2,948	1,478
12b-1 fees (Class A)	1,009	4,124	5,264	3,424	1,742	7,858	3,144
Legal fees	5	8	8	6	3	14	7
Board of trustee fees	17	—	—	4	13	—	25
Chief compliance officer fees	4	8	8	5	3	13	6
Dividends/interest on securities sold short	—	—	—	62	—	—	—
Net short holdings borrowing fees	—	—	—	60	71	—	—
Other expenses	14	30	16	32	13	38	18
Total expenses	8,141	15,699	18,694	12,105	6,468	25,431	8,848
Expense waiver	(8)	—	(50)	—	—	—	—
Net expenses	8,133	15,699	18,644	12,105	6,468	25,431	8,848
Net investment income (loss)	18,900	363	(8,363)	12,530	4,528	(10,439)	25,502

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	43,219	255,898	(204,302)	(56,354)	28,752	11,466	(1,249)
Distributions from affiliated investment
companies	1	1	1	1	—	1	1
Securities sold short	—	—	—	(456)	—	—	—
Brokerage commissions recaptured	3	—	5	13	5	52	—
Purchased options	—	—	—	11,850	(1,027)	—	—
Written options	—	—	—	—	75,622	—	—
Foreign currency	(49)	(92)	(7)	(1,056)	—	—	—
Forward foreign currency contracts	21	(65)	1	29,882	—	—	—
Futures/futures options contracts	—	—	—	(72,385)	(4,101)	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(80,566)	(1,084,299)	(679,084)	(180,358)	(163,489)	(1,055,930)	(202,289)
Investment securities sold short	—	—	—	121	—	—	—
Purchased options	—	—	—	(780)	49	—	—
Written options	—	—	—	—	38	—	—
Foreign currency	(33)	125	—	76	—	—	—
Forward foreign currency contracts	—	(58)	—	(7,425)	—	—	—
Futures/futures options contracts	—	—	—	1,920	(108)	—	—
Net realized and unrealized gain (loss)	(37,404)	(828,490)	(883,386)	(274,951)	(64,259)	(1,044,411)	(203,537)
Change in net assets from operations	$(18,504)	$(828,127)	$(891,749)	$(262,421)	$(59,731)	$(1,054,850)	$(178,035)
(a) Affiliated income	$537	$299	$1,088	$1,232	$109	$1,177	$972

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/JPMorgan U.S. Value Fund	JNL/Lazard International Strategic Equity Fund	JNL/Loomis Sayles Global Growth Fund	JNL/Lord Abbett Short Duration Income Fund	JNL/Mellon Communication Services Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund	JNL/Mellon Consumer Staples Sector Fund
Investment income
Dividends (a)	$35,529	$12,288	$7,654	$157	$2,036	$13,309	$10,781
Foreign taxes withheld	(52)	(812)	(607)	—	—	—	—
Interest	—	—	—	27,676	2	5	3
Securities lending (a)	—	82	20	88	47	706	159
Total investment income	35,477	11,558	7,067	27,921	2,085	14,020	10,943

Expenses
Advisory fees	7,630	3,576	3,614	3,209	444	2,558	850
Administrative fees	1,585	766	985	1,379	332	2,151	671
12b-1 fees (Class A)	2,818	315	1,023	951	652	4,261	1,310
Licensing fees paid to third parties	—	—	—	—	11	72	22
Legal fees	8	2	3	5	1	7	2
Board of trustee fees	34	8	—	25	—	—	18
Chief compliance officer fees	7	2	3	4	1	6	2
Other expenses	21	6	17	9	2	12	4
Total expenses	12,103	4,675	5,645	5,582	1,443	9,067	2,879
Expense waiver	—	(79)	—	—	(2)	(7)	(5)
Net expenses	12,103	4,596	5,645	5,582	1,441	9,060	2,874
Net investment income (loss)	23,374	6,962	1,422	22,339	644	4,960	8,069

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	64,135	(15,098)	36,767	(10,522)	14,029	186,582	6,280
Distributions from affiliated investment
companies	1	—	—	—	—	—	—
Brokerage commissions recaptured	—	—	25	—	—	—	—
Foreign currency	—	65	(6)	—	—	—	—
Forward foreign currency contracts	—	(230)	10	—	—	—	—
Futures/futures options contracts	—	—	—	(18,375)	(633)	(1,967)	(97)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(130,805)	(94,031)	(272,962)	(32,378)	(141,835)	(879,762)	(27,666)
Foreign currency	(1)	(17)	(65)	—	—	—	—
Forward foreign currency contracts	—	13	5	—	—	—	—
Futures/futures options contracts	—	—	—	813	(58)	(4)	(59)
Net realized and unrealized gain (loss)	(66,670)	(109,298)	(236,226)	(60,462)	(128,497)	(695,151)	(21,542)
Change in net assets from operations	$(43,296)	$(102,336)	$(234,804)	$(38,123)	$(127,853)	$(690,191)	$(13,473)
(a) Affiliated income	$600	$384	$54	$308	$73	$872	$233

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/Mellon Dow Index Fund	JNL/Mellon Energy Sector Fund	JNL/Mellon Financial Sector Fund	JNL/Mellon Healthcare Sector Fund	JNL/Mellon Industrials Sector Fund	JNL/Mellon Information Technology Sector Fund	JNL/Mellon Materials Sector Fund
Investment income
Dividends (a)	$26,211	$99,670	$28,418	$55,653	$3,011	$39,599	$4,219
Foreign taxes withheld	—	—	(3)	—	—	(61)	—
Interest	11	19	9	12	1	16	1
Securities lending (a)	139	11	238	101	40	307	1
Total investment income	26,361	99,700	28,662	55,766	3,052	39,861	4,221

Expenses
Advisory fees	2,268	4,367	2,642	6,375	382	7,251	425
Administrative fees	1,895	3,747	2,225	5,439	280	6,155	316
12b-1 fees (Class A)	3,723	7,416	4,384	11,061	546	12,630	617
Licensing fees paid to third parties	241	125	74	186	9	213	11
Legal fees	6	13	7	19	1	21	1
Board of trustee fees	14	86	14	45	1	—	3
Chief compliance officer fees	5	11	6	16	1	18	1
Other expenses	16	57	22	49	4	54	9
Total expenses	8,168	15,822	9,374	23,190	1,224	26,342	1,383
Expense waiver	(11)	(13)	(11)	(18)	(2)	(32)	(3)
Net expenses	8,157	15,809	9,363	23,172	1,222	26,310	1,380
Net investment income (loss)	18,204	83,891	19,299	32,594	1,830	13,551	2,841

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	27,947	110,703	59,209	122,044	10,262	682,635	(4,444)
Investments - affiliated	—	—	130	(64)	—	—	—
Futures/futures options contracts	(1,405)	3,282	(1,992)	(1,384)	(242)	(2,711)	(190)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(154,491)	760,496	(306,647)	(414,516)	(33,152)	(2,518,210)	(34,029)
Investments - affiliated	—	—	(3,973)	(1,007)	—	—	—
Futures/futures options contracts	(466)	206	47	(578)	(25)	210	(112)
Net realized and unrealized gain (loss)	(128,415)	874,687	(253,226)	(295,505)	(23,157)	(1,838,076)	(38,775)
Change in net assets from operations	$(110,211)	$958,578	$(233,927)	$(262,911)	$(21,327)	$(1,824,525)	$(35,934)
(a) Affiliated income	$379	$187	$859	$313	$63	$498	$17

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/Mellon Nasdaq 100 Index Fund	JNL/Mellon Real Estate Sector Fund	JNL/Mellon S&P 500 Index Fund	JNL/Mellon U.S. Stock Market Index Fund	JNL/Mellon Utilities Sector Fund	JNL/Mellon World Index Fund	JNL/MFS Mid Cap Value Fund
Investment income
Dividends (a)	$45,771	$6,048	$184,174	$82,607	$15,409	$7,742	$47,262
Foreign taxes withheld	(108)	—	(11)	(21)	—	(189)	(112)
Interest	27	1	—	20	4	7	—
Securities lending (a)	1,607	10	2,003	642	3	55	17
Total investment income	47,297	6,059	186,166	83,248	15,416	7,615	47,167

Expenses
Advisory fees	8,654	447	11,761	8,108	971	711	11,392
Administrative fees	7,319	335	10,486	7,443	772	555	2,082
12b-1 fees (Class A)	15,227	630	33,927	15,589	1,517	1,086	6,108
Licensing fees paid to third parties	1,850	11	2,263	211	26	19	—
Legal fees	25	1	55	25	3	2	10
Board of trustee fees	—	1	98	11	20	3	26
Chief compliance officer fees	22	1	49	23	2	2	9
Other expenses	74	7	142	75	6	7	28
Total expenses	33,171	1,433	58,781	31,485	3,317	2,385	19,655
Expense waiver	(46)	(7)	—	—	(4)	(4)	—
Net expenses	33,125	1,426	58,781	31,485	3,313	2,381	19,655
Net investment income (loss)	14,172	4,633	127,385	51,763	12,103	5,234	27,512

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	341,232	2,510	189,509	(69,539)	8,469	(2,004)	56,596
Investments - affiliated	—	—	564	(9)	—	—	4,694
Distributions from affiliated investment
companies	1	—	4	—	—	—	—
Brokerage commissions recaptured	—	—	—	—	—	—	62
Foreign currency	—	—	—	—	—	(22)	(2)
Forward foreign currency contracts	—	—	—	—	—	(165)	(3)
Futures/futures options contracts	(8,039)	(335)	(29,146)	(6,863)	(615)	(1,177)	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(2,549,960)	(78,475)	(2,718,805)	(1,241,410)	(28,141)	(79,402)	(286,348)
Investments - affiliated	—	—	(3,503)	(2,007)	—	(136)	(11,924)
Foreign currency	—	—	—	—	—	(3)	(1)
Forward foreign currency contracts	—	—	—	—	—	27	—
Futures/futures options contracts	(4,134)	(44)	(4,373)	(1,046)	(91)	(280)	—
Net realized and unrealized gain (loss)	(2,220,900)	(76,344)	(2,565,750)	(1,320,874)	(20,378)	(83,162)	(236,926)
Change in net assets from operations	$(2,206,728)	$(71,711)	$(2,438,365)	$(1,269,111)	$(8,275)	$(77,928)	$(209,414)
(a) Affiliated income	$2,249	$23	$5,522	$1,302	$79	$169	$716

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/Morningstar PitchBook Listed Private Equity Index Fund	JNL/Morningstar U.S. Sustainability Index Fund	JNL/Morningstar Wide Moat Index Fund	JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Gold Plus Strategy Fund(b)	JNL/Neuberger Berman Strategic Income Fund	JNL/Newton Equity Income Fund
Investment income
Dividends (a)	$227	$4,205	$14,637	$454	$29	$238	$26,637
Foreign taxes withheld	(10)	(1)	—	—	—	(24)	(133)
Interest	—	1	4	6,317	208	32,055	—
Securities lending (a)	1	19	127	—	—	187	24
Total investment income	218	4,224	14,768	6,771	237	32,456	26,528

Expenses
Advisory fees	15	674	1,817	1,165	73	3,605	4,897
Administrative fees	12	404	1,363	388	13	1,118	1,668
12b-1 fees (Class A)	10	778	1,142	173	29	1,833	3,212
Licensing fees paid to third parties	5	58	1,009	—	—	—	—
Legal fees	—	1	4	2	—	3	6
Board of trustee fees	—	2	5	16	1	4	61
Chief compliance officer fees	—	1	4	1	—	3	5
Other expenses	—	6	12	2	—	17	12
Total expenses	42	1,924	5,356	1,747	116	6,583	9,861
Expense waiver	—	(5)	—	—	—	—	—
Net expenses	42	1,919	5,356	1,747	116	6,583	9,861
Net investment income (loss)	176	2,305	9,412	5,024	121	25,873	16,667

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(826)	23,420	52,515	(21)	(5)	(62,129)	46,002
Investments - affiliated	(25)	(48)	—	—	—	—	—
Distributions from affiliated investment
companies	—	—	—	—	—	—	1
Brokerage commissions recaptured	—	—	—	—	—	—	113
Foreign currency	1	—	—	—	—	(140)	(2)
Forward foreign currency contracts	(1)	—	—	—	—	3,588	—
Futures/futures options contracts	—	(239)	(965)	(33,280)	(1,686)	40,221	—
Swap agreements	—	—	—	—	—	(9,071)	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(2,852)	(93,735)	(201,673)	(1,213)	(53)	(89,808)	3,671
Investments - affiliated	(75)	(117)	—	—	—	—	—
Foreign currency	—	—	—	—	—	37	(3)
Forward foreign currency contracts	—	—	—	—	—	(3,200)	—
Futures/futures options contracts	—	(38)	(175)	8,421	824	2,762	—
Swap agreements	—	—	—	—	—	(1,104)	—
Net realized and unrealized gain (loss)	(3,778)	(70,757)	(150,298)	(26,093)	(920)	(118,844)	49,782
Change in net assets from operations	$(3,602)	$(68,452)	$(140,886)	$(21,069)	$(799)	$(92,971)	$66,449
(a) Affiliated income	$16	$33	$210	$454	$29	$519	$774

(b)	Period from commencement of operations April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/PIMCO Income Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Total Return Fund	JNL/RAFI Fundamental U.S. Small Cap Fund
Investment income
Dividends (a)	$47	$117	$43	$2,223	$1,607	$223	$7,947
Foreign taxes withheld	(1)	—	(7)	—	—	—	—
Interest	64,891	49,951	114,776	76,495	98,287	47,448	2
Securities lending (a)	80	41	1	—	450	31	90
Total investment income	65,017	50,109	114,813	78,718	100,344	47,702	8,039

Expenses
Advisory fees	6,868	4,365	6,642	5,946	5,311	5,944	820
Administrative fees	2,123	1,290	1,731	1,917	1,573	1,555	683
12b-1 fees (Class A)	2,326	1,498	3,936	3,772	3,862	1,853	1,348
Licensing fees paid to third parties	—	—	—	—	—	—	160
Legal fees	7	6	9	6	7	8	2
Board of trustee fees	7	—	16	19	7	2	2
Chief compliance officer fees	6	5	7	5	7	7	2
Dividends/interest on securities sold short	—	—	760	—	—	—	—
Interest expense	57	911	2,037	—	—	—	—
Other expenses	30	60	45	90	25	20	10
Total expenses	11,424	8,135	15,183	11,755	10,792	9,389	3,027
Expense waiver	—	—	—	(415)	—	—	(3)
Net expenses	11,424	8,135	15,183	11,340	10,792	9,389	3,024
Net investment income (loss)	53,593	41,974	99,630	67,378	89,552	38,313	5,015

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(71,661)	(152,769)	(209,352)	(42,972)	(85,479)	(102,459)	30,256
Investments - affiliated	—	—	—	—	—	—	(17)
Distributions from affiliated investment
companies	—	—	—	1	2	—	—
Purchased options	(236)	—	(1,373)	—	—	—	—
Written options	1,350	788	2,001	—	—	—	—
Foreign currency	296	(845)	(1,737)	—	—	—	—
Forward foreign currency contracts	23,733	7,064	19,834	—	—	—	—
Futures/futures options contracts	16,825	2,632	41,387	—	—	(17,650)	22
Swap agreements	5,350	(1,181)	(13,626)	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(153,325)	(167,754)	(143,114)	(88,247)	(216,812)	(176,169)	(109,791)
Investments - affiliated	—	—	—	—	—	—	(50)
Purchased options	42	—	(552)	—	—	—	—
Written options	(1,187)	(334)	(530)	—	—	—	—
Foreign currency	(826)	42	(431)	—	—	—	—
Forward foreign currency contracts	(453)	(204)	(2,451)	—	—	—	—
Futures/futures options contracts	750	(127)	267	—	—	(257)	(84)
Swap agreements	(8,994)	1,947	(12,454)	—	—	—	—
Net realized and unrealized gain (loss)	(188,336)	(310,741)	(322,131)	(131,218)	(302,289)	(296,535)	(79,664)
Change in net assets from operations	$(134,743)	$(268,767)	$(222,501)	$(63,840)	$(212,737)	$(258,222)	$(74,649)
(a) Affiliated income	$146	$114	$2	$1,347	$1,516	$365	$193

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/RAFI Multi-Factor U.S. Equity Fund	JNL/T. Rowe Price Balanced Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price U.S. High Yield Fund
Investment income
Dividends (a)	$54,482	$6,449	$91,865	$39,099	$35,654	$293	$918
Foreign taxes withheld	(3)	(183)	(633)	(577)	(56)	—	—
Interest	6	5,644	146,605	—	—	40,169	41,557
Securities lending (a)	77	68	458	227	142	161	341
Total investment income	54,562	11,978	238,295	38,749	35,740	40,623	42,816

Expenses
Advisory fees	4,110	2,679	58,059	39,685	31,362	5,045	2,993
Administrative fees	3,560	733	15,113	8,499	5,167	1,653	890
12b-1 fees (Class A)	7,052	1,458	31,611	22,196	15,444	3,910	441
Licensing fees paid to third parties	938	—	—	—	—	—	—
Legal fees	12	3	55	43	26	9	3
Board of trustee fees	18	3	143	100	14	27	2
Chief compliance officer fees	10	2	48	39	23	7	3
Other expenses	33	21	143	1	75	19	8
Total expenses	15,733	4,899	105,172	70,563	52,111	10,670	4,340
Expense waiver	—	(15)	(19)	—	(281)	—	(80)
Net expenses	15,733	4,884	105,153	70,563	51,830	10,670	4,260
Net investment income (loss)	38,829	7,094	133,142	(31,814)	(16,090)	29,953	38,556

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	155,952	8,682	781,336	(223,598)	226,770	(18,008)	(33,866)
Investments - affiliated	15	—	—	—	—	—	—
Distributions from affiliated investment
companies	—	—	2	—	—	—	1
Written options	—	—	49,758	—	—	—	—
Foreign currency	—	(84)	(244)	352	—	—	—
Forward foreign currency contracts	—	5	(34)	—	—	—	—
Futures/futures options contracts	(1,779)	(890)	—	—	—	(8,583)	—
Swap agreements	—	(66)	—	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(411,216)	(115,207)	(2,552,581)	(4,711,118)	(1,727,787)	(80,712)	(106,603)
Investments - affiliated	(421)	—	(81)	—	—	—	—
Written options	—	—	135,688	—	—	—	—
Foreign currency	—	(5)	20	—	—	—	—
Forward foreign currency contracts	—	(1)	—	—	—	—	—
Futures/futures options contracts	(357)	19	—	—	—	1,065	—
Swap agreements	—	(1)	—	—	—	—	—
Net realized and unrealized gain (loss)	(257,806)	(107,548)	(1,586,136)	(4,934,364)	(1,501,017)	(106,238)	(140,468)
Change in net assets from operations	$(218,977)	$(100,454)	$(1,452,994)	$(4,966,178)	$(1,517,107)	$(76,285)	$(101,912)
(a) Affiliated income	$269	$334	$15,085	$3,056	$4,045	$651	$896

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/T. Rowe Price Value Fund	JNL/WCM China Quality Growth Fund(b)	JNL/WCM Focused International Equity Fund	JNL/Westchester Capital Event Driven Fund	JNL/Western Asset Global Multi-Sector Bond Fund	JNL/William Blair International Leaders Fund	JNL/WMC Balanced Fund
Investment income
Dividends (a)	$99,234	$64	$16,117	$810	$144	$14,927	$113,503
Foreign taxes withheld	(377)	(4)	(1,158)	(69)	(227)	(1,476)	(1,178)
Interest	—	—	—	2,817	22,862	2	68,131
Net prime broker interest income	—	—	—	28	—	—	—
Securities lending (a)	79	—	66	—	17	10	370
Total investment income	98,936	60	15,025	3,586	22,796	13,463	180,826

Expenses
Advisory fees	23,504	31	10,923	1,427	2,467	4,666	28,926
Administrative fees	4,844	6	2,463	136	672	1,350	8,522
12b-1 fees (Class A)	9,433	11	1,611	189	1,331	2,057	27,191
Legal fees	24	—	7	1	2	4	45
Board of trustee fees	36	—	—	2	4	2	79
Chief compliance officer fees	22	—	7	1	2	4	39
Dividends/interest on securities sold short	—	—	—	160	—	—	—
Other expenses	69	1	18	4	21	24	116
Total expenses	37,932	49	15,029	1,920	4,499	8,107	64,918
Net investment income (loss)	61,004	11	(4)	1,666	18,297	5,356	115,908

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	171,598	140	203,024	(6,405)	(110,859)	(2,352)	219,844
Investments - affiliated	—	—	—	(24)	—	—	—
Distributions from affiliated investment
companies	—	—	—	—	—	—	7
Securities sold short	—	—	—	2,259	—	—	—
Brokerage commissions recaptured	—	—	22	—	—	86	8
Purchased options	—	—	—	(1,225)	—	—	—
Written options	—	—	—	4,606	—	—	—
Foreign currency	(5)	12	(414)	53	(2,289)	(1,084)	12
Forward foreign currency contracts	(5)	—	(131)	2,341	(6,971)	(534)	(30)
Futures/futures options contracts	—	—	—	—	(728)	—	(10,378)
Swap agreements	—	—	—	(2,602)	—	—	66
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(896,293)	(3)	(887,845)	(1,387)	77,675	(285,794)	(1,794,234)
Investments - affiliated	—	—	—	(2)	—	—	—
Investment securities sold short	—	—	—	269	—	—	—
Purchased options	—	—	—	90	(48)	—	—
Written options	—	—	—	(387)	—	—	—
Foreign currency	(1)	—	(19)	—	383	(64)	(2)
Forward foreign currency contracts	—	—	—	(166)	(3,337)	(3)	2
Futures/futures options contracts	—	—	—	—	(457)	—	621
Swap agreements	—	—	—	(3,542)	—	—	—
Net realized and unrealized gain (loss)	(724,706)	149	(685,363)	(6,122)	(46,631)	(289,745)	(1,584,084)
Change in net assets from operations	$(663,702)	$160	$(685,367)	$(4,456)	$(28,334)	$(284,389)	$(1,468,176)
(a) Affiliated income	$2,451	$3	$542	$67	$172	$103	$7,495

(b)	Period from commencement of operations April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2022

	JNL/WMC Equity Income Fund	JNL/WMC Global Real Estate Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Investment income
Dividends (a)	$31,260	$22,906	$—	$35,065
Foreign taxes withheld	(123)	(604)	—	(89)
Interest	—	—	51,253	—
Securities lending (a)	20	20	—	9
Total investment income	31,157	22,322	51,253	34,985

Expenses
Advisory fees	4,426	4,585	4,406	5,794
Administrative fees	1,526	1,196	2,834	1,541
12b-1 fees (Class A)	2,221	2,378	8,267	2,557
Legal fees	5	4	15	7
Board of trustee fees	36	2	85	17
Chief compliance officer fees	5	3	12	7
Other expenses	9	24	19	20
Total expenses	8,228	8,192	15,638	9,943
Expense waiver	—	—	(2,969)	—
Recovery of previously reimbursed
expenses	—	—	9,000	—
Net expenses	8,228	8,192	21,669	9,943
Net investment income (loss)	22,929	14,130	29,584	25,042

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	12,580	(66,976)	1	126,294
Brokerage commissions recaptured	6	5	—	4
Foreign currency	(4)	(200)	—	7
Forward foreign currency contracts	2	77	—	(1)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(10,833)	(218,072)	—	(229,976)
Foreign currency	(1)	(3)	—	(7)
Forward foreign currency contracts	—	5	—	—
Net realized and unrealized gain (loss)	1,750	(285,164)	1	(103,679)
Change in net assets from operations	$24,679	$(271,034)	$29,585	$(78,637)
(a) Affiliated income	$391	$175	$—	$212

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Cash Flows (in thousands)

For the Year Ended December 31, 2022

JNL/PIMCO Real Return Fund
Cash flows provided by operating activities
Net increase (decrease) in net assets from operations	$(222,501)
Adjustments to reconcile net assets from operations to net cash flow provided by (used in) operating activities:
Purchase of long-term investments	(883,190)
Proceeds from sales and maturities of long-term investments	1,297,860
Net (purchases) sales of short-term investments	15,766
Purchases to cover securities sold short/forward sales commitments	(29)
Proceeds from securities sold short/forward sales commitments	2,490
(Increase) decrease in receivable from investment securities sold	(42,363)
Increase (decrease) in payable for investment securities purchased	105,625
(Increase) decrease in receivable from dividends and interest	(298)
Increase (decrease) in payable for dividends on securities sold short	—
Increase (decrease) in payable for interest expense and brokerage charges	—
(Increase) decrease in receivable from deposits with brokers and counterparties	(9,250)
Increase (decrease) in payable for deposits from counterparties	(2,121)
(Increase) decrease in other assets	(1)
Increase (decrease) in payable for expenses	(153)
Net amortization	14,748
Net inflation compensation	(106,354)
Loss (proceeds) from currency transactions	17,667
Net proceeds from (payments for) variation margin on futures/futures option contracts and swap agreements	33,148
Net proceeds from (payments for) OTC swap agreements	(12,800)
Net realized (gain) loss on investments, purchased options, written options, foreign currency, forward foreign
currency contracts, futures/futures options contracts and swap agreements	162,866
Change in unrealized (appreciation) depreciation on investments, purchased options, written options, foreign
currency, forward foreign currency contracts, futures/futures options contracts and swap agreements	159,265
Net cash flow provided by (used in) operating activities	530,375
Cash flows provided by (used in) financing activities
Net subscriptions (redemptions) from capital share transactions	(173,420)
Increase (decrease) in payable for reverse repurchase agreements	(379,046)
Net borrowing from secured financing transactions	(1,298)
Net fees from secured borrowing transactions	1,283
(Increase) decrease in receivable from treasury roll transactions	877,208
Increase (decrease) in payable for treasury roll transactions	(872,191)
Net cash flow provided by (used in) financing activities	(547,464)
Net increase (decrease) in cash and cash equivalents	(17,089)
Cash and cash equivalents at beginning of year	24,782
Cash and cash equivalents at end of year	$7,693

Supplemental disclosure of operating activities:
Interest expense during the year	2,037

The following table provides a reconciliation of cash and cash equivalents reported within the Statement of Assets and Liabilities and Statements of Cash Flows:

Cash	$251
Foreign currency	7,442
Cash collateral segregated for short sales	—
Total cash and cash equivalents presented in the statements of cash flows	$7,693

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/American Funds Balanced Fund(a)	JNL/American Funds Bond Fund of America Fund(a)	JNL/American Funds Capital Income Builder Fund(a)	JNL/American Funds Capital World Bond Fund(a)	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth Fund(a)
Operations
Net investment income (loss)	$40,399	$4,300	$8,040	$(1,096)	$2,408	$(3,948)	$1,843
Net realized gain (loss)	268,697	(2,575)	905	(5,589)	102,520	199,717	566,414
Net change in unrealized appreciation
(depreciation)	(705,944)	(16,452)	(32,648)	(78,058)	(357,929)	(471,333)	(1,962,301)
Change in net assets from operations	(396,848)	(14,727)	(23,703)	(84,743)	(253,001)	(275,564)	(1,394,044)
Share transactions[1]
Proceeds from the sale of shares
Class A	556,085	166,424	154,366	46,366	162,905	122,267	1,119,498
Class I	13,542	6,386	2,568	1,752	5,898	4,225	32,131
Cost of shares redeemed
Class A	(477,752)	(52,436)	(62,559)	(93,326)	(198,965)	(159,735)	(927,114)
Class I	(11,505)	(1,196)	(2,050)	(1,206)	(7,104)	(4,218)	(22,662)
Change in net assets from
share transactions	80,370	119,178	92,325	(46,414)	(37,266)	(37,461)	201,853
Change in net assets	(316,478)	104,451	68,622	(131,157)	(290,267)	(313,025)	(1,192,191)
Net assets beginning of year	2,838,157	64,483	282,587	485,822	1,012,365	928,923	4,562,808
Net assets end of year	$2,521,679	$168,934	$351,209	$354,665	$722,098	$615,898	$3,370,617

[1]Share transactions
Shares sold
Class A	38,939	18,030	12,514	4,548	7,767	6,882	27,743
Class I	892	702	201	166	280	227	772
Shares redeemed
Class A	(33,779)	(5,819)	(5,171)	(9,184)	(9,586)	(9,149)	(22,834)
Class I	(765)	(130)	(162)	(115)	(336)	(224)	(550)
Change in shares
Class A	5,160	12,211	7,343	(4,636)	(1,819)	(2,267)	4,909
Class I	127	572	39	51	(56)	3	222
Purchases and sales of long term
investments
Purchase of securities	$472,681	$147,601	$110,844	$12,896	$130,665	$253,023	$937,735
Proceeds from sales of securities	$86,689	$22,615	$10,448	$54,092	$78,960	$69,244	$226,676

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL/American Funds Washington Mutual Investors Fund(a)	JNL/Mellon Bond Index Fund(a)	JNL/Mellon Emerging Markets Index Fund(a)	JNL/Mellon International Index Fund(a)
Operations
Net investment income (loss)	$81,053	$19,857	$12,432	$53,173	$(5,437)	$(5,113)	$48,958
Net realized gain (loss)	962,542	171,713	126,175	803,702	(14,228)	(21,376)	(10,210)
Net change in unrealized appreciation
(depreciation)	(2,820,908)	(579,542)	(535,443)	(1,214,911)	(152,703)	(174,243)	(413,885)
Change in net assets from operations	(1,777,313)	(387,972)	(396,836)	(358,036)	(172,368)	(200,732)	(375,137)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	—	(55,784)
Class I	—	—	—	—	—	—	(1,443)
Total distributions to shareholders	—	—	—	—	—	—	(57,227)
Share transactions[1]
Proceeds from the sale of shares
Class A	1,321,752	207,306	235,970	519,016	167,705	146,658	290,417
Class I	30,275	5,848	8,204	14,715	6,494	5,269	16,004
Reinvestment of distributions
Class A	—	—	—	—	—	—	55,784
Class I	—	—	—	—	—	—	1,443
Cost of shares redeemed
Class A	(1,610,068)	(296,488)	(302,481)	(688,228)	(297,560)	(197,936)	(437,331)
Class I	(29,888)	(4,536)	(6,455)	(9,314)	(7,766)	(4,891)	(12,664)
Change in net assets from
share transactions	(287,929)	(87,870)	(64,762)	(163,811)	(131,127)	(50,900)	(86,347)
Change in net assets	(2,065,242)	(475,842)	(461,598)	(521,847)	(303,495)	(251,632)	(518,711)
Net assets beginning of year	10,614,389	1,845,492	1,772,363	4,014,589	1,319,956	1,068,914	2,645,106
Net assets end of year	$8,549,147	$1,369,650	$1,310,765	$3,492,742	$1,016,461	$817,282	$2,126,395

[1]Share transactions
Shares sold
Class A	40,122	14,280	15,484	16,843	14,528	13,482	21,454
Class I	900	393	530	462	539	483	1,128
Reinvestment of distributions
Class A	—	—	—	—	—	—	4,239
Class I	—	—	—	—	—	—	104
Shares redeemed
Class A	(48,935)	(20,730)	(20,089)	(22,401)	(25,854)	(18,409)	(32,362)
Class I	(885)	(314)	(422)	(298)	(647)	(446)	(910)
Change in shares
Class A	(8,813)	(6,450)	(4,605)	(5,558)	(11,326)	(4,927)	(6,669)
Class I	15	79	108	164	(108)	37	322
Purchases and sales of long term
investments
Purchase of securities	$1,085,981	$258,758	$194,218	$957,346	$26,924	$27,150	$104,869
Proceeds from sales of securities	$416,144	$120,765	$118,705	$259,625	$163,541	$83,215	$185,510

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Mellon S&P 400 MidCap Index Fund(a)	JNL/Mellon Small Cap Index Fund(a)	JNL Aggressive Growth Allocation Fund	JNL Conservative Allocation Fund	JNL Growth Allocation Fund	JNL Moderate Allocation Fund	JNL Moderate Growth Allocation Fund
Operations
Net investment income (loss)	$(14,736)	$(11,520)	$(1,540)	$(2,568)	$(2,855)	$(6,694)	$(9,026)
Net realized gain (loss)	(28,507)	(19,642)	122,664	10,103	183,171	89,422	229,218
Net change in unrealized appreciation
(depreciation)	(472,999)	(455,881)	(475,031)	(107,871)	(754,372)	(481,510)	(999,072)
Change in net assets from operations	(516,242)	(487,043)	(353,907)	(100,336)	(574,056)	(398,782)	(778,880)
Share transactions[1]
Proceeds from the sale of shares
Class A	446,785	396,653	172,220	148,205	237,603	219,322	257,112
Class I	23,033	15,813	3,860	2,676	1,173	2,937	3,530
Proceeds in connection with acquisition
Class A	—	—	—	—	1,045,021	—	—
Class I	—	—	—	—	5,489	—	—
Cost of shares redeemed
Class A	(719,282)	(559,060)	(293,739)	(234,563)	(530,381)	(453,248)	(750,139)
Class I	(18,291)	(16,175)	(3,689)	(2,942)	(3,616)	(7,801)	(1,429)
Change in net assets from
share transactions	(267,755)	(162,769)	(121,348)	(86,624)	755,289	(238,790)	(490,926)
Change in net assets	(783,997)	(649,812)	(475,255)	(186,960)	181,233	(637,572)	(1,269,806)
Net assets beginning of year	3,850,035	2,980,848	1,827,246	779,742	2,708,746	2,758,864	5,054,591
Net assets end of year	$3,066,038	$2,331,036	$1,351,991	$592,782	$2,889,979	$2,121,292	$3,784,785

[1]Share transactions
Shares sold
Class A	16,015	16,586	10,333	11,254	13,966	14,091	15,322
Class I	808	646	229	198	70	181	201
Shares issued in connection with acquisition
Class A	—	—	—	—	59,512	—	—
Class I	—	—	—	—	308	—	—
Shares redeemed
Class A	(25,846)	(23,357)	(17,492)	(17,982)	(31,272)	(29,495)	(44,945)
Class I	(646)	(657)	(220)	(221)	(208)	(476)	(85)
Change in shares
Class A	(9,831)	(6,771)	(7,159)	(6,728)	42,206	(15,404)	(29,623)
Class I	162	(11)	9	(23)	170	(295)	116
Purchases and sales of long term
investments
Purchase of securities	$53,613	$61,494	$361,269	$140,753	$1,516,301 (b)	$433,804	$854,537
Proceeds from sales of securities	$336,181	$235,863	$437,654	$226,799	$675,039	$653,261	$1,278,749

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)	Amount includes securities acquired as part of a fund acquisition. See Note 10 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/American Funds Growth Allocation Fund	JNL/American Funds Moderate Growth Allocation Fund	JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/Goldman Sachs Managed Conservative Fund	JNL/Goldman Sachs Managed Growth Fund	JNL/Goldman Sachs Managed Moderate Fund	JNL/Goldman Sachs Managed Moderate Growth Fund
Operations
Net investment income (loss)	$45,346	$47,961	$(4,789)	$(3,601)	$(10,987)	$(6,330)	$(12,539)
Net realized gain (loss)	167,204	65,883	158,469	12,836	283,368	69,908	237,445
Net change in unrealized appreciation
(depreciation)	(1,015,770)	(645,425)	(756,357)	(174,245)	(1,468,413)	(501,565)	(1,265,731)
Change in net assets from operations	(803,220)	(531,581)	(602,677)	(165,010)	(1,196,032)	(437,987)	(1,040,825)
Share transactions[1]
Proceeds from the sale of shares
Class A	536,212	303,229	231,742	116,830	364,527	122,018	249,645
Class I	12,716	5,845	1,640	2,702	5,645	780	1,776
Cost of shares redeemed
Class A	(663,523)	(485,404)	(424,311)	(257,502)	(860,894)	(438,455)	(819,302)
Class I	(10,738)	(7,549)	(5,196)	(1,546)	(4,946)	(1,463)	(2,688)
Change in net assets from
share transactions	(125,333)	(183,879)	(196,125)	(139,516)	(495,668)	(317,120)	(570,569)
Change in net assets	(928,553)	(715,460)	(798,802)	(304,526)	(1,691,700)	(755,107)	(1,611,394)
Net assets beginning of year	4,198,654	3,110,525	2,782,275	1,155,917	5,797,507	2,740,760	5,661,032
Net assets end of year	$3,270,101	$2,395,065	$1,983,473	$851,391	$4,105,807	$1,985,653	$4,049,638

[1]Share transactions
Shares sold
Class A	24,268	16,028	7,574	7,896	14,441	6,747	11,368
Class I	578	302	51	174	220	42	77
Shares redeemed
Class A	(30,027)	(25,885)	(13,844)	(17,623)	(34,185)	(24,354)	(37,462)
Class I	(480)	(402)	(159)	(105)	(193)	(82)	(119)
Change in shares
Class A	(5,759)	(9,857)	(6,270)	(9,727)	(19,744)	(17,607)	(26,094)
Class I	98	(100)	(108)	69	27	(40)	(42)
Purchases and sales of long term
investments
Purchase of securities	$547,675	$412,352	$529,881	$251,738	$1,069,820	$435,316	$1,003,295
Proceeds from sales of securities	$465,294	$456,374	$705,594	$394,069	$1,538,380	$751,056	$1,555,583

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/Vanguard Growth ETF Allocation Fund	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL Bond Index Fund
Operations
Net investment income (loss)	$5,889	$4,599	$6,729	$35,797	$10,250	$16,491	$20,491
Net realized gain (loss)	4,993	(1,018)	6,174	40,935	3,906	13,699	(43,925)
Net change in unrealized appreciation
(depreciation)	(64,947)	(32,506)	(65,949)	(480,067)	(98,843)	(190,288)	(144,450)
Change in net assets from operations	(54,065)	(28,925)	(53,046)	(403,335)	(84,687)	(160,098)	(167,884)
Distributions to shareholders
From distributable earnings
Class A	(23,418)	(12,473)	(20,141)	—	—	—	—
Class I	(600)	(554)	(603)	—	—	—	—
Total distributions to shareholders	(24,018)	(13,027)	(20,744)	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	53,818	45,888	50,982	237,361	131,408	150,544	—
Class I	2,439	2,178	1,723	15,529	4,709	14,087	179,242
Reinvestment of distributions
Class A	23,418	12,473	20,141	—	—	—	—
Class I	600	554	603	—	—	—	—
Cost of shares redeemed
Class A	(54,092)	(47,803)	(65,639)	(347,263)	(136,529)	(161,630)	—
Class I	(1,409)	(1,727)	(774)	(13,204)	(2,688)	(10,467)	(311,250)
Change in net assets from
share transactions	24,774	11,563	7,036	(107,577)	(3,100)	(7,466)	(132,008)
Change in net assets	(53,309)	(30,389)	(66,754)	(510,912)	(87,787)	(167,564)	(299,892)
Net assets beginning of year	351,855	222,579	370,455	2,452,431	596,817	1,034,155	1,321,262
Net assets end of year	$298,546	$192,190	$303,701	$1,941,519	$509,030	$866,591	$1,021,370

[1]Share transactions
Shares sold
Class A	3,540	3,745	3,686	17,660	11,032	11,819	—
Class I	159	174	119	1,111	388	1,088	19,435
Reinvestment of distributions
Class A	1,703	1,113	1,596	—	—	—	—
Class I	43	49	48	—	—	—	—
Shares redeemed
Class A	(3,559)	(3,873)	(4,777)	(25,872)	(11,536)	(12,758)	—
Class I	(91)	(143)	(56)	(958)	(227)	(819)	(33,846)
Change in shares
Class A	1,684	985	505	(8,212)	(504)	(939)	—
Class I	111	80	111	153	161	269	(14,411)
Purchases and sales of long term
investments
Purchase of securities	$128,098	$77,012	$123,632	$210,768	$100,444	$123,094	$256,310
Purchase of U.S. government securities	—	—	—	—	—	—	898,168 (a)
Total purchases	$128,098	$77,012	$123,632	$210,768	$100,444	$123,094	$1,154,478
Proceeds from sales of securities	$126,195	$80,297	$136,103	$280,255	$93,317	$113,864	$221,004
Proceeds from sales of U.S. government
securities	—	—	—	—	—	—	1,054,883 (a)
Total proceeds from sales	$126,195	$80,297	$136,103	$280,255	$93,317	$113,864	$1,275,887
Securities sold short covers	$—	$—	$—	$—	$—	$—	$15,114
Securities sold short proceeds	$—	$—	$—	$—	$—	$—	$14,645

(a)	Amounts exclude $1,128,425 and $1,111,232 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL Emerging Markets Index Fund	JNL International Index Fund	JNL Mid Cap Index Fund	JNL Small Cap Index Fund	JNL Multi-Manager Alternative Fund	JNL Multi-Manager Emerging Markets Equity Fund	JNL Multi-Manager International Small Cap Fund
Operations
Net investment income (loss)	$27,305	$65,699	$48,265	$35,850	$9,939	$14,638	$14,474
Net realized gain (loss)	(29,177)	(14,585)	(20,938)	137	4,256	(54,560)	(87,679)
Net change in unrealized appreciation
(depreciation)	(192,801)	(417,050)	(529,073)	(510,916)	(153,771)	(307,800)	(196,355)
Change in net assets from operations	(194,673)	(365,936)	(501,746)	(474,929)	(139,576)	(347,722)	(269,560)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(56,845)	(60,520)
Class I	—	(74,241)	—	—	—	(29,352)	(35,986)
Total distributions to shareholders	—	(74,241)	—	—	—	(86,197)	(96,506)
Share transactions[1]
Proceeds from the sale of shares
Class A	—	—	—	—	45,298	98,501	77,775
Class I	153,198	310,194	472,359	414,835	120,003	59,165	46,537
Reinvestment of distributions
Class A	—	—	—	—	—	56,845	60,520
Class I	—	74,241	—	—	—	29,352	35,986
Cost of shares redeemed
Class A	—	—	—	—	(61,948)	(165,301)	(96,650)
Class I	(208,675)	(461,916)	(753,137)	(587,278)	(245,440)	(321,411)	(60,085)
Change in net assets from
share transactions	(55,477)	(77,481)	(280,778)	(172,443)	(142,087)	(242,849)	64,083
Change in net assets	(250,150)	(517,658)	(782,524)	(647,372)	(281,663)	(676,768)	(301,983)
Net assets beginning of year	1,069,080	2,647,040	3,851,884	2,982,389	1,361,675	1,606,941	892,906
Net assets end of year	$818,930	$2,129,382	$3,069,360	$2,335,017	$1,080,012	$930,173	$590,923

[1]Share transactions
Shares sold
Class A	—	—	—	—	4,146	10,649	6,582
Class I	18,944	34,925	51,052	45,107	10,909	6,419	3,835
Reinvestment of distributions
Class A	—	—	—	—	—	7,288	6,607
Class I	—	8,643	—	—	—	3,754	3,890
Shares redeemed
Class A	—	—	—	—	(5,754)	(18,025)	(8,244)
Class I	(26,086)	(52,155)	(81,597)	(63,805)	(22,545)	(32,977)	(5,120)
Change in shares
Class A	—	—	—	—	(1,608)	(88)	4,945
Class I	(7,142)	(8,587)	(30,545)	(18,698)	(11,636)	(22,804)	2,605
Purchases and sales of long term
investments
Purchase of securities	$63,763	$50,376	$405,417	$581,468	$851,614	$445,983	$430,541
Purchase of U.S. government securities	—	—	—	—	77,852	—	—
Total purchases	$63,763	$50,376	$405,417	$581,468	$929,466	$445,983	$430,541
Proceeds from sales of securities	$91,522	$135,007	$619,307	$715,884	$854,629	$722,606	$439,459
Proceeds from sales of U.S. government
securities	—	—	—	—	58,829	—	—
Total proceeds from sales	$91,522	$135,007	$619,307	$715,884	$913,458	$722,606	$439,459
Securities sold short covers	$—	$—	$—	$—	$620,812	$—	$—
Securities sold short proceeds	$—	$—	$—	$—	$727,132	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL Multi-Manager U.S. Select Equity Fund(a)	JNL S&P 500 Index Fund	JNL/AB Sustainable Global Thematic Fund(b)	JNL/AQR Large Cap Defensive Style Fund
Operations
Net investment income (loss)	$9,430	$(12,211)	$3,865	$852	$4,287	$9	$4,127
Net realized gain (loss)	95,934	(192,178)	91,869	(2,200)	2,441	(227)	(1,929)
Net change in unrealized appreciation
(depreciation)	(413,672)	(804,194)	(333,417)	(6,233)	(63,761)	(462)	(38,061)
Change in net assets from operations	(308,308)	(1,008,583)	(237,683)	(7,581)	(57,033)	(680)	(35,863)
Share transactions[1]
Proceeds from the sale of shares
Class A	145,997	337,569	220,380	1	—	14,915	103,506
Class I	179,815	94,637	67,495	341,784	97,247	226	3,840
Cost of shares redeemed
Class A	(117,344)	(553,623)	(291,208)	—	—	(407)	(96,176)
Class I	(323,001)	(99,224)	(149,887)	(1,036)	(65,611)	(1)	(2,676)
Change in net assets from
share transactions	(114,533)	(220,641)	(153,220)	340,749	31,636	14,733	8,494
Change in net assets	(422,841)	(1,229,224)	(390,903)	333,168	(25,397)	14,053	(27,369)
Net assets beginning of year	1,852,193	3,311,917	1,995,847	—	304,384	—	416,897
Net assets end of year	$1,429,352	$2,082,693	$1,604,944	$333,168	$278,987	$14,053	$389,528

[1]Share transactions
Shares sold
Class A	8,228	9,182	13,235	—	—	1,526	7,787
Class I	9,800	2,388	3,960	34,179	5,515	24	288
Shares redeemed
Class A	(6,670)	(15,035)	(17,512)	—	—	(45)	(7,254)
Class I	(18,464)	(2,558)	(8,804)	(104)	(3,716)	—	(199)
Change in shares
Class A	1,558	(5,853)	(4,277)	—	—	1,481	533
Class I	(8,664)	(170)	(4,844)	34,075	1,799	24	89
Purchases and sales of long term
investments
Purchase of securities	$683,879	$1,736,595	$443,195	$355,677	$67,801	$17,029	$100,847
Proceeds from sales of securities	$781,646	$1,939,158	$598,021	$29,258	$31,140	$3,085	$93,444

(a)	Period from commencement of operations November 15, 2022.
(b)	Period from commencement of operations April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Baillie Gifford International Growth Fund	JNL/Baillie Gifford U.S. Equity Growth Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund
Operations
Net investment income (loss)	$(1,091)	$(356)	$35,036	$37,629	$(3,466)	$29,308	$(508)
Net realized gain (loss)	(100,733)	(16,787)	11,850	225,053	124,936	30,775	38,467
Net change in unrealized appreciation
(depreciation)	(345,521)	(62,775)	(659,721)	(123,842)	(2,120,564)	(176,325)	(549,649)
Change in net assets from operations	(447,345)	(79,918)	(612,835)	138,840	(1,999,094)	(116,242)	(511,690)
Distributions to shareholders
From distributable earnings
Class A	(26,060)	—	—	—	—	(6,810)	—
Class I	(827)	—	—	—	—	(14,044)	—
Total distributions to shareholders	(26,887)	—	—	—	—	(20,854)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	180,784	2,911	218,714	771,372	473,242	163,497	148,361
Class I	7,338	30,075	24,968	317,833	302,155	470,820	308,577
Reinvestment of distributions
Class A	26,060	—	—	—	—	6,810	—
Class I	827	—	—	—	—	14,044	—
Cost of shares redeemed
Class A	(246,954)	(2,703)	(560,750)	(440,657)	(840,833)	(144,207)	(166,935)
Class I	(7,936)	(25,558)	(215,532)	(48,008)	(89,080)	(444,837)	(47,485)
Change in net assets from
share transactions	(39,881)	4,725	(532,600)	600,540	(154,516)	66,127	242,518
Change in net assets	(514,113)	(75,193)	(1,145,435)	739,380	(2,153,610)	(70,969)	(269,172)
Net assets beginning of year	1,213,154	140,984	4,033,829	862,433	5,359,500	1,432,531	1,537,299
Net assets end of year	$699,041	$65,791	$2,888,394	$1,601,813	$3,205,890	$1,361,562	$1,268,127

[1]Share transactions
Shares sold
Class A	14,761	618	14,460	61,143	8,580	10,511	8,257
Class I	584	5,537	1,630	23,676	5,104	28,987	18,646
Reinvestment of distributions
Class A	2,429	—	—	—	—	448	—
Class I	76	—	—	—	—	897	—
Shares redeemed
Class A	(20,568)	(487)	(37,445)	(36,583)	(15,041)	(9,679)	(9,432)
Class I	(648)	(4,857)	(14,465)	(3,764)	(1,534)	(28,115)	(2,670)
Change in shares
Class A	(3,378)	131	(22,985)	24,560	(6,461)	1,280	(1,175)
Class I	12	680	(12,835)	19,912	3,570	1,769	15,976
Purchases and sales of long term
investments
Purchase of securities	$98,316	$19,818	$2,236,120	$1,793,724	$2,496,365	$970,634	$499,911
Purchase of U.S. government securities	—	—	1,100,784	—	—	—	—
Total purchases	$98,316	$19,818	$3,336,904	$1,793,724	$2,496,365	$970,634	$499,911
Proceeds from sales of securities	$165,613	$15,632	$3,025,168	$1,190,179	$2,664,315	$886,261	$271,750
Proceeds from sales of U.S. government
securities	—	—	823,173	—	—	—	—
Total proceeds from sales	$165,613	$15,632	$3,848,341	$1,190,179	$2,664,315	$886,261	$271,750
Securities sold short covers	$—	$—	$55,898	$—	$—	$—	$—
Securities sold short proceeds	$—	$—	$76,711	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/DFA International Core Equity Fund	JNL/DFA U.S. Core Equity Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/DoubleLine Total Return Fund
Operations
Net investment income (loss)	$4,329	$12,506	$2,407	$93,825	$29,095	$47,791	$76,841
Net realized gain (loss)	(7,868)	93,350	16,033	(172,522)	(34,277)	(402,353)	(68,393)
Net change in unrealized appreciation
(depreciation)	(15,241)	(347,762)	(96,129)	(365,574)	(123,372)	(293,730)	(330,084)
Change in net assets from operations	(18,780)	(241,906)	(77,689)	(444,271)	(128,554)	(648,292)	(321,636)
Distributions to shareholders
From distributable earnings
Class A	(21,116)	—	—	—	—	—	—
Class I	(1,354)	—	—	—	—	—	—
Total distributions to shareholders	(22,470)	—	—	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	111,689	255,216	190,940	187,059	21,585	338,043	126,915
Class I	9,710	32,706	10,017	234,965	73,361	94,359	428,548
Proceeds in connection with acquisition
Class A	39,997	—	—	—	—	—	—
Class I	1,835	—	—	—	—	—	—
Reinvestment of distributions
Class A	21,116	—	—	—	—	—	—
Class I	1,354	—	—	—	—	—	—
Cost of shares redeemed
Class A	(49,808)	(338,398)	(187,870)	(487,241)	(34,321)	(555,346)	(237,203)
Class I	(3,550)	(29,226)	(8,644)	(320,812)	(258,726)	(330,344)	(510,811)
Change in net assets from
share transactions	132,343	(79,702)	4,443	(386,029)	(198,101)	(453,288)	(192,551)
Change in net assets	91,093	(321,608)	(73,246)	(830,300)	(326,655)	(1,101,580)	(514,187)
Net assets beginning of year	126,854	1,565,948	563,034	3,565,171	898,269	2,845,169	2,553,206
Net assets end of year	$217,947	$1,244,340	$489,788	$2,734,871	$571,614	$1,743,589	$2,039,019

[1]Share transactions
Shares sold
Class A	10,092	12,289	17,944	14,751	1,982	16,473	11,928
Class I	891	1,438	932	17,836	6,822	4,385	40,022
Shares issued in connection with acquisition
Class A	3,460	—	—	—	—	—	—
Class I	158	—	—	—	—	—	—
Reinvestment of distributions
Class A	2,137	—	—	—	—	—	—
Class I	136	—	—	—	—	—	—
Shares redeemed
Class A	(4,644)	(16,358)	(17,648)	(38,660)	(3,183)	(27,704)	(22,319)
Class I	(324)	(1,310)	(809)	(23,521)	(24,269)	(16,640)	(48,176)
Change in shares
Class A	11,045	(4,069)	296	(23,909)	(1,201)	(11,231)	(10,391)
Class I	861	128	123	(5,685)	(17,447)	(12,255)	(8,154)
Purchases and sales of long term
investments
Purchase of securities	$152,354	$132,034	$140,573	$724,414	$202,911	$334,425	$696,151
Purchase of U.S. government securities	—	—	—	3,384,338	—	1,424,607	634,251
Total purchases	$152,354 (a)	$132,034	$140,573	$4,108,752	$202,911	$1,759,032	$1,330,402
Proceeds from sales of securities	$37,220	$198,943	$136,035	$1,065,849	$369,597	$947,841	$989,646
Proceeds from sales of U.S. government
securities	—	—	—	3,436,606	—	1,571,717	469,322
Total proceeds from sales	$37,220	$198,943	$136,035	$4,502,455	$369,597	$2,519,558	$1,458,968

(a)	Amount includes securities acquired as part of a fund acquisition. See Note 10 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund	JNL/First Sentier Global Infrastructure Fund	JNL/Franklin Templeton Income Fund	JNL/Goldman Sachs 4 Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund
Operations
Net investment income (loss)	$37,082	$19,323	$75,053	$99,903	$38,699	$7,625	$4,661
Net realized gain (loss)	(31,749)	60,141	86,637	(171,547)	(66,817)	8,276	(10,478)
Net change in unrealized appreciation
(depreciation)	(185,976)	(123,250)	(240,280)	(642,141)	(155,823)	(162,050)	(85,265)
Change in net assets from operations	(180,643)	(43,786)	(78,590)	(713,785)	(183,941)	(146,149)	(91,082)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(8,735)	(19,641)
Class I	—	—	—	—	—	(7,746)	(19,810)
Total distributions to shareholders	—	—	—	—	—	(16,481)	(39,451)
Share transactions[1]
Proceeds from the sale of shares
Class A	115,448	129,523	312,651	493,740	116,887	112,094	93,941
Class I	455,918	109,298	3,596	9,277	101,214	81,485	40,753
Reinvestment of distributions
Class A	—	—	—	—	—	8,735	19,641
Class I	—	—	—	—	—	7,746	19,810
Cost of shares redeemed
Class A	(240,007)	(173,284)	(344,523)	(1,225,723)	(99,796)	(173,132)	(127,684)
Class I	(147,453)	(134,779)	(1,918)	(9,768)	(227,047)	(103,601)	(64,358)
Change in net assets from
share transactions	183,906	(69,242)	(30,194)	(732,474)	(108,742)	(66,673)	(17,897)
Change in net assets	3,263	(113,028)	(108,784)	(1,446,259)	(292,683)	(229,303)	(148,430)
Net assets beginning of year	1,285,664	1,029,808	1,714,078	6,580,308	940,242	950,184	374,738
Net assets end of year	$1,288,927	$916,780	$1,605,294	$5,134,049	$647,559	$720,881	$226,308

[1]Share transactions
Shares sold
Class A	9,807	7,558	21,887	16,057	9,750	8,842	7,437
Class I	38,268	6,226	259	301	8,147	6,400	3,114
Reinvestment of distributions
Class A	—	—	—	—	—	754	2,159
Class I	—	—	—	—	—	668	2,153
Shares redeemed
Class A	(20,437)	(10,263)	(24,306)	(40,117)	(8,324)	(13,994)	(10,637)
Class I	(12,607)	(7,830)	(140)	(316)	(17,501)	(7,957)	(5,075)
Change in shares
Class A	(10,630)	(2,705)	(2,419)	(24,060)	1,426	(4,398)	(1,041)
Class I	25,661	(1,604)	119	(15)	(9,354)	(889)	192
Purchases and sales of long term
investments
Purchase of securities	$466,297	$513,851	$801,505	$2,877,840	$841,994	$316,560	$450,227
Purchase of U.S. government securities	190,993 (a)	—	313,158	—	—	—	—
Total purchases	$657,290	$513,851	$1,114,663	$2,877,840	$841,994	$316,560	$450,227
Proceeds from sales of securities	$289,494	$575,416	$969,209	$3,521,468	$915,247	$386,799	$497,756
Proceeds from sales of U.S. government
securities	219,166 (a)	—	243,887	—	—	—	—
Total proceeds from sales	$508,660	$575,416	$1,213,096	$3,521,468	$915,247	$386,799	$497,756
Securities sold short covers	$26,421	$—	$—	$—	$—	$—	$—
Securities sold short proceeds	$45,983	$—	$—	$—	$—	$—	$—

(a)	Amounts exclude $2,202,490 and $2,102,553 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Invesco Diversified Dividend Fund	JNL/Invesco Global Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Global Allocation Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
Operations
Net investment income (loss)	$18,900	$363	$(8,363)	$12,530	$4,528	$(10,439)	$25,502
Net realized gain (loss)	43,195	255,742	(204,302)	(88,505)	99,251	11,519	(1,248)
Net change in unrealized appreciation
(depreciation)	(80,599)	(1,084,232)	(679,084)	(186,446)	(163,510)	(1,055,930)	(202,289)
Change in net assets from operations	(18,504)	(828,127)	(891,749)	(262,421)	(59,731)	(1,054,850)	(178,035)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	(2,112)	—	—
Class I	—	—	—	—	(636)	—	—
Total distributions to shareholders	—	—	—	—	(2,748)	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	386,257	152,065	380,931	68,147	310,250	514,731	242,481
Class I	98,519	50,617	9,454	1,506	21,191	64,683	498,527
Reinvestment of distributions
Class A	—	—	—	—	2,112	—	—
Class I	—	—	—	—	636	—	—
Cost of shares redeemed
Class A	(133,443)	(300,229)	(453,754)	(202,331)	(178,756)	(733,768)	(423,756)
Class I	(321,929)	(366,849)	(9,967)	(1,404)	(44,088)	(108,451)	(78,025)
Change in net assets from
share transactions	29,404	(464,396)	(73,336)	(134,082)	111,345	(262,805)	239,227
Change in net assets	10,900	(1,292,523)	(965,085)	(396,503)	48,866	(1,317,655)	61,192
Net assets beginning of year	1,045,790	2,710,507	2,544,755	1,414,046	686,293	3,982,747	1,542,993
Net assets end of year	$1,056,690	$1,417,984	$1,579,670	$1,017,543	$735,159	$2,665,092	$1,604,185

[1]Share transactions
Shares sold
Class A	28,471	7,270	11,840	5,247	24,894	9,592	18,415
Class I	7,131	2,356	281	119	1,689	1,172	36,769
Reinvestment of distributions
Class A	—	—	—	—	173	—	—
Class I	—	—	—	—	52	—	—
Shares redeemed
Class A	(10,014)	(14,367)	(14,113)	(15,657)	(14,417)	(13,606)	(32,292)
Class I	(23,157)	(17,200)	(305)	(113)	(3,540)	(1,970)	(5,647)
Change in shares
Class A	18,457	(7,097)	(2,273)	(10,410)	10,650	(4,014)	(13,877)
Class I	(16,026)	(14,844)	(24)	6	(1,799)	(798)	31,122
Purchases and sales of long term
investments
Purchase of securities	$467,777	$247,983	$865,727	$1,113,991	$614,884	$1,123,785	$331,497
Purchase of U.S. government securities	—	—	—	29,652	—	—	190,746
Total purchases	$467,777	$247,983	$865,727	$1,143,643	$614,884	$1,123,785	$522,243
Proceeds from sales of securities	$436,032	$717,706	$955,282	$1,345,882	$420,213	$1,418,930	$242,187
Proceeds from sales of U.S. government
securities	—	—	—	31,967	—	—	27,966
Total proceeds from sales	$436,032	$717,706	$955,282	$1,377,849	$420,213	$1,418,930	$270,153
Securities sold short covers	$—	$—	$—	$76,630	$56,933	$—	$—
Securities sold short proceeds	$—	$—	$—	$71,594	$137,814	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/JPMorgan U.S. Value Fund	JNL/Lazard International Strategic Equity Fund	JNL/Loomis Sayles Global Growth Fund	JNL/Lord Abbett Short Duration Income Fund	JNL/Mellon Communication Services Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund	JNL/Mellon Consumer Staples Sector Fund
Operations
Net investment income (loss)	$23,374	$6,962	$1,422	$22,339	$644	$4,960	$8,069
Net realized gain (loss)	64,136	(15,263)	36,796	(28,897)	13,396	184,615	6,183
Net change in unrealized appreciation
(depreciation)	(130,806)	(94,035)	(273,022)	(31,565)	(141,893)	(879,766)	(27,725)
Change in net assets from operations	(43,296)	(102,336)	(234,804)	(38,123)	(127,853)	(690,191)	(13,473)
Distributions to shareholders
From distributable earnings
Class A	—	(5,927)	—	(2,294)	—	—	—
Class I	—	(21,694)	(57)	(6,390)	—	—	—
Total distributions to shareholders	—	(27,621)	(57)	(8,684)	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	308,392	35,658	45,080	278,391	62,001	246,661	482,065
Class I	194,710	187,871	70,421	468,730	2,632	12,351	17,388
Reinvestment of distributions
Class A	—	5,927	—	2,294	—	—	—
Class I	—	21,694	57	6,390	—	—	—
Cost of shares redeemed
Class A	(241,228)	(26,485)	(67,035)	(161,370)	(124,802)	(544,860)	(173,742)
Class I	(214,190)	(99,220)	(189,862)	(184,860)	(2,786)	(9,667)	(7,606)
Change in net assets from
share transactions	47,684	125,445	(141,339)	409,575	(62,955)	(295,515)	318,105
Change in net assets	4,388	(4,512)	(376,200)	362,768	(190,808)	(985,706)	304,632
Net assets beginning of year	1,618,950	467,382	903,577	766,958	357,131	2,092,075	267,781
Net assets end of year	$1,623,338	$462,870	$527,377	$1,129,726	$166,323	$1,106,369	$572,413

[1]Share transactions
Shares sold
Class A	21,079	2,412	3,488	27,683	3,995	6,800	31,725
Class I	13,202	11,517	5,319	46,731	180	348	1,126
Reinvestment of distributions
Class A	—	439	—	233	—	—	—
Class I	—	1,601	5	645	—	—	—
Shares redeemed
Class A	(16,611)	(1,829)	(5,232)	(16,073)	(7,500)	(14,861)	(11,685)
Class I	(14,227)	(6,927)	(15,330)	(18,295)	(198)	(256)	(502)
Change in shares
Class A	4,468	1,022	(1,744)	11,843	(3,505)	(8,061)	20,040
Class I	(1,025)	6,191	(10,006)	29,081	(18)	92	624
Purchases and sales of long term
investments
Purchase of securities	$265,772	$333,950	$140,236	$756,599	$21,025	$184,070	$392,992
Purchase of U.S. government securities	—	—	—	497,153	—	—	—
Total purchases	$265,772	$333,950	$140,236	$1,253,752	$21,025	$184,070	$392,992
Proceeds from sales of securities	$216,254	$219,828	$278,967	$455,119	$82,576	$477,122	$67,712
Proceeds from sales of U.S. government
securities	—	—	—	438,058	—	—	—
Total proceeds from sales	$216,254	$219,828	$278,967	$893,177	$82,576	$477,122	$67,712

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Mellon Dow Index Fund	JNL/Mellon Energy Sector Fund	JNL/Mellon Financial Sector Fund	JNL/Mellon Healthcare Sector Fund	JNL/Mellon Industrials Sector Fund	JNL/Mellon Information Technology Sector Fund	JNL/Mellon Materials Sector Fund
Operations
Net investment income (loss)	$18,204	$83,891	$19,299	$32,594	$1,830	$13,551	$2,841
Net realized gain (loss)	26,542	113,985	57,347	120,596	10,020	679,924	(4,634)
Net change in unrealized appreciation
(depreciation)	(154,957)	760,702	(310,573)	(416,101)	(33,177)	(2,518,000)	(34,141)
Change in net assets from operations	(110,211)	958,578	(233,927)	(262,911)	(21,327)	(1,824,525)	(35,934)
Share transactions[1]
Proceeds from the sale of shares
Class A	308,931	1,752,052	487,076	569,572	87,660	696,942	176,918
Class I	8,835	28,714	13,348	17,234	4,600	20,740	4,375
Cost of shares redeemed
Class A	(395,334)	(1,188,418)	(532,894)	(906,224)	(124,290)	(1,405,870)	(148,345)
Class I	(8,114)	(20,322)	(13,414)	(15,581)	(3,696)	(26,283)	(5,093)
Change in net assets from
share transactions	(85,682)	572,026	(45,884)	(334,999)	(35,726)	(714,471)	27,855
Change in net assets	(195,893)	1,530,604	(279,811)	(597,910)	(57,053)	(2,538,996)	(8,079)
Net assets beginning of year	1,445,983	1,395,074	1,652,259	4,299,997	245,857	6,068,071	199,950
Net assets end of year	$1,250,090	$2,925,678	$1,372,448	$3,702,087	$188,804	$3,529,075	$191,871

[1]Share transactions
Shares sold
Class A	7,815	57,078	27,288	13,813	5,961	20,686	11,616
Class I	219	894	750	410	306	609	286
Shares redeemed
Class A	(10,029)	(38,694)	(31,330)	(22,108)	(8,416)	(41,065)	(10,466)
Class I	(202)	(638)	(769)	(373)	(252)	(758)	(343)
Change in shares
Class A	(2,214)	18,384	(4,042)	(8,295)	(2,455)	(20,379)	1,150
Class I	17	256	(19)	37	54	(149)	(57)
Purchases and sales of long term
investments
Purchase of securities	$8,545	$1,301,369	$229,418	$114,104	$44,246	$411,930	$126,101
Proceeds from sales of securities	$68,810	$650,805	$263,419	$416,207	$77,971	$1,102,293	$95,377

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Mellon Nasdaq 100 Index Fund	JNL/Mellon Real Estate Sector Fund	JNL/Mellon S&P 500 Index Fund	JNL/Mellon U.S. Stock Market Index Fund	JNL/Mellon Utilities Sector Fund	JNL/Mellon World Index Fund	JNL/MFS Mid Cap Value Fund
Operations
Net investment income (loss)	$14,172	$4,633	$127,385	$51,763	$12,103	$5,234	$27,512
Net realized gain (loss)	333,194	2,175	160,931	(76,411)	7,854	(3,368)	61,347
Net change in unrealized appreciation
(depreciation)	(2,554,094)	(78,519)	(2,726,681)	(1,244,463)	(28,232)	(79,794)	(298,273)
Change in net assets from operations	(2,206,728)	(71,711)	(2,438,365)	(1,269,111)	(8,275)	(77,928)	(209,414)
Share transactions[1]
Proceeds from the sale of shares
Class A	1,223,422	116,660	2,319,596	429,899	548,709	87,191	516,807
Class I	28,867	6,956	1,350	11,501	15,227	3,719	16,509
Cost of shares redeemed
Class A	(1,605,285)	(124,615)	(2,407,768)	(1,250,209)	(209,997)	(81,256)	(500,392)
Class I	(36,632)	(7,119)	(1,318)	(20,134)	(8,542)	(2,271)	(14,522)
Change in net assets from
share transactions	(389,628)	(8,118)	(88,140)	(828,943)	345,397	7,383	18,402
Change in net assets	(2,596,356)	(79,829)	(2,526,505)	(2,098,054)	337,122	(70,545)	(191,012)
Net assets beginning of year	6,950,287	265,292	13,184,988	6,678,955	324,772	424,850	2,210,531
Net assets end of year	$4,353,931	$185,463	$10,658,483	$4,580,901	$661,894	$354,305	$2,019,519

[1]Share transactions
Shares sold
Class A	26,592	8,100	73,206	25,502	28,958	2,735	30,937
Class I	945	493	42	660	799	118	979
Shares redeemed
Class A	(34,468)	(8,964)	(76,064)	(73,569)	(11,528)	(2,579)	(30,538)
Class I	(1,187)	(512)	(39)	(1,155)	(455)	(74)	(862)
Change in shares
Class A	(7,876)	(864)	(2,858)	(48,067)	17,430	156	399
Class I	(242)	(19)	3	(495)	344	44	117
Purchases and sales of long term
investments
Purchase of securities	$432,221	$71,395	$355,180	$101,117	$439,088	$15,841	$429,349
Proceeds from sales of securities	$805,469	$70,439	$382,369	$878,075	$81,189	$8,113	$385,114

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Morningstar PitchBook Listed Private Equity Index Fund	JNL/Morningstar U.S. Sustainability Index Fund	JNL/Morningstar Wide Moat Index Fund	JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Gold Plus Strategy Fund(a)	JNL/Neuberger Berman Strategic Income Fund	JNL/Newton Equity Income Fund
Operations
Net investment income (loss)	$176	$2,305	$9,412	$5,024	$121	$25,873	$16,667
Net realized gain (loss)	(851)	23,133	51,550	(33,301)	(1,691)	(27,531)	46,114
Net change in unrealized appreciation
(depreciation)	(2,927)	(93,890)	(201,848)	7,208	771	(91,313)	3,668
Change in net assets from operations	(3,602)	(68,452)	(140,886)	(21,069)	(799)	(92,971)	66,449
Distributions to shareholders
From distributable earnings
Class A	—	—	(83,320)	—	—	—	—
Class I	—	—	(89,097)	—	—	—	—
Total distributions to shareholders	—	—	(172,417)	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	3,454	100,043	176,343	73,417	21,720	113,142	1,405,288
Class I	—	6,695	107,176	395,514	1	13,449	158,700
Reinvestment of distributions
Class A	—	—	83,320	—	—	—	—
Class I	—	—	89,097	—	—	—	—
Cost of shares redeemed
Class A	(2,578)	(135,710)	(129,550)	(37,842)	(4,322)	(181,302)	(301,497)
Class I	—	(5,679)	(256,037)	(52,813)	—	(79,134)	(13,860)
Change in net assets from
share transactions	876	(34,651)	70,349	378,276	17,399	(133,845)	1,248,631
Change in net assets	(2,726)	(103,103)	(242,954)	357,207	16,600	(226,816)	1,315,080
Net assets beginning of year	10,246	331,859	1,031,896	25,560	—	872,113	557,505
Net assets end of year	$7,520	$228,756	$788,942	$382,767	$16,600	$645,297	$1,872,585

[1]Share transactions
Shares sold
Class A	386	5,161	13,132	4,325	2,277	9,896	56,392
Class I	—	349	7,828	21,772	—	1,153	6,146
Reinvestment of distributions
Class A	—	—	8,233	—	—	—	—
Class I	—	—	8,701	—	—	—	—
Shares redeemed
Class A	(285)	(7,325)	(9,847)	(2,295)	(490)	(15,940)	(12,200)
Class I	—	(304)	(19,157)	(2,991)	—	(7,033)	(559)
Change in shares
Class A	101	(2,164)	11,518	2,030	1,787	(6,044)	44,192
Class I	—	45	(2,628)	18,781	—	(5,880)	5,587
Purchases and sales of long term
investments
Purchase of securities	$6,098	$183,569	$643,320	$341,302	$11,794	$445,738	$2,018,367
Purchase of U.S. government securities	—	—	—	—	—	67,152 (b)	—
Total purchases	$6,098	$183,569	$643,320	$341,302	$11,794	$512,890	$2,018,367
Proceeds from sales of securities	$5,236	$211,453	$737,711	$59,514	$2,140	$306,745	$818,275
Proceeds from sales of U.S. government
securities	—	—	—	1,500	900	146,389 (b)	—
Total proceeds from sales	$5,236	$211,453	$737,711	$61,014	$3,040	$453,134	$818,275

(a)	Period from commencement of operations April 25, 2022.
(b)	Amounts exclude $2,094,119 and $2,109,959 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/PIMCO Income Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Total Return Fund	JNL/RAFI Fundamental U.S. Small Cap Fund
Operations
Net investment income (loss)	$53,593	$41,974	$99,630	$67,378	$89,552	$38,313	$5,015
Net realized gain (loss)	(24,343)	(144,311)	(162,866)	(42,971)	(85,477)	(120,109)	30,261
Net change in unrealized appreciation
(depreciation)	(163,993)	(166,430)	(159,265)	(88,247)	(216,812)	(176,426)	(109,925)
Change in net assets from operations	(134,743)	(268,767)	(222,501)	(63,840)	(212,737)	(258,222)	(74,649)
Share transactions[1]
Proceeds from the sale of shares
Class A	175,214	118,836	301,600	444,542	162,875	127,223	93,874
Class I	61,668	69,248	93,088	26,134	24,421	78,058	3,940
Cost of shares redeemed
Class A	(282,214)	(202,257)	(409,742)	(382,222)	(371,750)	(264,011)	(150,314)
Class I	(274,882)	(421,935)	(143,096)	(16,719)	(164,319)	(332,410)	(4,880)
Change in net assets from
share transactions	(320,214)	(436,108)	(158,150)	71,735	(348,773)	(391,140)	(57,380)
Change in net assets	(454,957)	(704,875)	(380,651)	7,895	(561,510)	(649,362)	(132,029)
Net assets beginning of year	1,701,445	1,636,259	1,917,130	1,208,209	1,949,062	1,962,590	541,426
Net assets end of year	$1,246,488	$931,384	$1,536,479	$1,216,104	$1,387,552	$1,313,228	$409,397

[1]Share transactions
Shares sold
Class A	16,683	10,161	25,807	39,817	11,449	10,258	11,895
Class I	5,803	5,871	7,737	2,302	1,442	6,260	509
Shares redeemed
Class A	(26,914)	(17,149)	(35,585)	(34,795)	(26,286)	(21,186)	(19,298)
Class I	(26,147)	(37,793)	(12,166)	(1,507)	(9,621)	(26,920)	(634)
Change in shares
Class A	(10,231)	(6,988)	(9,778)	5,022	(14,837)	(10,928)	(7,403)
Class I	(20,344)	(31,922)	(4,429)	795	(8,179)	(20,660)	(125)
Purchases and sales of long term
investments
Purchase of securities	$269,945	$115,968	$162,937	$869,427	$744,902	$1,082,009	$94,737
Purchase of U.S. government securities	5,806,639	910,306	720,253	—	—	76,986 (a)	—
Total purchases	$6,076,584	$1,026,274	$883,190	$869,427	$744,902	$1,158,995	$94,737
Proceeds from sales of securities	$463,533	$673,197	$187,799	$819,015	$1,029,638	$1,414,066	$145,776
Proceeds from sales of U.S. government
securities	5,745,212	857,191	1,110,061	—	—	185,568 (a)	—
Total proceeds from sales	$6,208,745	$1,530,388	$1,297,860	$819,015	$1,029,638	$1,599,634	$145,776
Securities sold short covers	$132,021	$—	$29	$—	$—	$—	$—
Securities sold short proceeds	$126,029	$30	$2,490	$—	$—	$—	$—

(a)	Amounts exclude $331,207 and $273,628 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/RAFI Multi-Factor U.S. Equity Fund	JNL/T. Rowe Price Balanced Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price U.S. High Yield Fund
Operations
Net investment income (loss)	$38,829	$7,094	$133,142	$(31,814)	$(16,090)	$29,953	$38,556
Net realized gain (loss)	154,188	7,647	830,818	(223,246)	226,770	(26,591)	(33,865)
Net change in unrealized appreciation
(depreciation)	(411,994)	(115,195)	(2,416,954)	(4,711,118)	(1,727,787)	(79,647)	(106,603)
Change in net assets from operations	(218,977)	(100,454)	(1,452,994)	(4,966,178)	(1,517,107)	(76,285)	(101,912)
Share transactions[1]
Proceeds from the sale of shares
Class A	113,259	87,363	2,288,630	1,115,972	573,287	526,748	53,112
Class I	2,972	1,828	110,474	244,452	27,297	355,347	63,002
Cost of shares redeemed
Class A	(447,675)	(111,861)	(1,968,202)	(1,762,704)	(1,135,783)	(541,425)	(51,421)
Class I	(4,808)	(456)	(117,958)	(724,303)	(50,276)	(173,770)	(152,735)
Change in net assets from
share transactions	(336,252)	(23,126)	312,944	(1,126,583)	(585,475)	166,900	(88,042)
Change in net assets	(555,229)	(123,580)	(1,140,050)	(6,092,761)	(2,102,582)	90,615	(189,954)
Net assets beginning of year	2,751,524	569,271	12,023,884	13,315,042	6,993,709	1,670,425	713,005
Net assets end of year	$2,196,295	$445,691	$10,883,834	$7,222,281	$4,891,127	$1,761,040	$523,051

[1]Share transactions
Shares sold
Class A	6,164	5,809	105,263	19,406	8,946	51,858	4,993
Class I	161	120	4,982	4,080	400	34,308	5,743
Shares redeemed
Class A	(24,390)	(7,538)	(91,019)	(30,304)	(17,765)	(53,206)	(4,809)
Class I	(265)	(30)	(5,362)	(12,224)	(743)	(16,694)	(14,300)
Change in shares
Class A	(18,226)	(1,729)	14,244	(10,898)	(8,819)	(1,348)	184
Class I	(104)	90	(380)	(8,144)	(343)	17,614	(8,557)
Purchases and sales of long term
investments
Purchase of securities	$794,072	$281,849	$7,662,713	$2,573,702	$1,132,455	$697,580	$288,531
Purchase of U.S. government securities	—	443,454	2,180,592	—	—	1,050,661	—
Total purchases	$794,072	$725,303	$9,843,305	$2,573,702	$1,132,455	$1,748,241	$288,531
Proceeds from sales of securities	$1,086,529	$277,934	$7,627,608	$3,876,832	$1,679,706	$640,236	$331,731
Proceeds from sales of U.S. government
securities	—	461,215	1,136,347	—	—	910,714	—
Total proceeds from sales	$1,086,529	$739,149	$8,763,955	$3,876,832	$1,679,706	$1,550,950	$331,731
Securities sold short covers	$—	$1	$58,928	$—	$—	$—	$—
Securities sold short proceeds	$—	$1	$73,244	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/T. Rowe Price Value Fund	JNL/WCM China Quality Growth Fund(a)	JNL/WCM Focused International Equity Fund	JNL/Westchester Capital Event Driven Fund	JNL/Western Asset Global Multi-Sector Bond Fund	JNL/William Blair International Leaders Fund	JNL/WMC Balanced Fund
Operations
Net investment income (loss)	$61,004	$11	$(4)	$1,666	$18,297	$5,356	$115,908
Net realized gain (loss)	171,588	152	202,501	(997)	(120,847)	(3,884)	209,529
Net change in unrealized appreciation
(depreciation)	(896,294)	(3)	(887,864)	(5,125)	74,216	(285,861)	(1,793,613)
Change in net assets from operations	(663,702)	160	(685,367)	(4,456)	(28,334)	(284,389)	(1,468,176)
Distributions to shareholders
From distributable earnings
Class A	—	—	(98,425)	—	—	(107,440)	—
Class I	—	—	(146,674)	—	—	(32,814)	—
Total distributions to shareholders	—	—	(245,099)	—	—	(140,254)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	707,016	6,385	239,340	47,440	48,619	97,207	1,062,328
Class I	216,857	1	162,818	19,899	2,123	18,501	16,471
Reinvestment of distributions
Class A	—	—	98,425	—	—	107,440	—
Class I	—	—	146,674	—	—	32,814	—
Cost of shares redeemed
Class A	(751,292)	(810)	(167,159)	(38,859)	(116,187)	(159,820)	(1,640,052)
Class I	(880,957)	—	(640,248)	(22,501)	(1,654)	(28,266)	(15,333)
Change in net assets from
share transactions	(708,376)	5,576	(160,150)	5,979	(67,099)	67,876	(576,586)
Change in net assets	(1,372,078)	5,736	(1,090,616)	1,523	(95,433)	(356,767)	(2,044,762)
Net assets beginning of year	5,844,605	—	2,429,580	130,137	502,962	1,163,444	10,607,132
Net assets end of year	$4,472,527	$5,736	$1,338,964	$131,660	$407,529	$806,677	$8,562,370

[1]Share transactions
Shares sold
Class A	31,251	633	13,516	4,005	6,702	7,733	35,007
Class I	8,974	—	9,027	1,660	289	1,398	522
Reinvestment of distributions
Class A	—	—	6,931	—	—	10,669	—
Class I	—	—	10,207	—	—	3,030	—
Shares redeemed
Class A	(33,606)	(82)	(9,555)	(3,288)	(16,159)	(12,730)	(54,256)
Class I	(37,078)	—	(36,647)	(1,899)	(228)	(2,109)	(485)
Change in shares
Class A	(2,355)	551	10,892	717	(9,457)	5,672	(19,249)
Class I	(28,104)	—	(17,413)	(239)	61	2,319	37
Purchases and sales of long term
investments
Purchase of securities	$9,373,300	$6,582	$458,694	$260,445	$392,782	$1,290,248	$3,098,997
Purchase of U.S. government securities	—	—	—	—	10,509	—	10,020,177
Total purchases	$9,373,300	$6,582	$458,694	$260,445	$403,291	$1,290,248	$13,119,174
Proceeds from sales of securities	$10,016,236	$1,431	$825,950	$244,027	$309,700	$1,337,557	$3,563,994
Proceeds from sales of U.S. government
securities	—	—	—	—	15,924	—	10,031,627
Total proceeds from sales	$10,016,236	$1,431	$825,950	$244,027	$325,624	$1,337,557	$13,595,621
Securities sold short covers	$—	$—	$—	$42,422	$—	$—	$—
Securities sold short proceeds	$—	$—	$—	$43,755	$—	$—	$—

(a)	Period from commencement of operations April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/WMC Equity Income Fund	JNL/WMC Global Real Estate Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$22,929	$14,130	$29,584	$25,042
Net realized gain (loss)	12,584	(67,094)	1	126,304
Net change in unrealized appreciation
(depreciation)	(10,834)	(218,070)	—	(229,983)
Change in net assets from operations	24,679	(271,034)	29,585	(78,637)
Distributions to shareholders
From distributable earnings
Class A	—	—	(27,544)	—
Class I	—	—	(2,040)	—
Total distributions to shareholders	—	—	(29,584)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	372,119	89,184	3,390,314	211,151
Class I	457,669	2,388	351,531	99,897
Reinvestment of distributions
Class A	—	—	27,544	—
Class I	—	—	2,040	—
Cost of shares redeemed
Class A	(214,532)	(169,218)	(2,440,557)	(204,773)
Class I	(44,779)	(1,727)	(62,260)	(248,390)
Change in net assets from
share transactions	570,477	(79,373)	1,268,612	(142,115)
Change in net assets	595,156	(350,407)	1,268,613	(220,752)
Net assets beginning of year	681,563	1,024,905	2,097,374	1,679,075
Net assets end of year	$1,276,719	$674,498	$3,365,987	$1,458,323

[1]Share transactions
Shares sold
Class A	23,941	9,107	3,390,314	7,175
Class I	29,240	232	351,531	3,221
Reinvestment of distributions
Class A	—	—	27,544	—
Class I	—	—	2,040	—
Shares redeemed
Class A	(13,821)	(16,891)	(2,440,557)	(7,010)
Class I	(2,821)	(175)	(62,260)	(8,056)
Change in shares
Class A	10,120	(7,784)	977,301	165
Class I	26,419	57	291,311	(4,835)
Purchases and sales of long term
investments
Purchase of securities	$989,635	$822,565	$808,587	$545,629
Proceeds from sales of securities	$404,490	$890,629	$538,625	$656,439
Proceeds from sales of U.S. government
securities	—	—	388,015	—
Total proceeds from sales	$404,490	$890,629	$926,640	$656,439

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/American Funds Balanced Fund(a)	JNL/American Funds Bond Fund of America Fund(a)(b)	JNL/American Funds Capital Income Builder Fund(a)	JNL/American Funds Capital World Bond Fund(a)	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth Fund(a)
Operations
Net investment income (loss)	$31,852	$708	$5,697	$6,755	$504	$(5,224)	$(2,278)
Net realized gain (loss)	90,773	251	1,465	13,119	63,191	37,397	522,751
Net change in unrealized appreciation
(depreciation)	213,674	(982)	23,548	(46,972)	66,453	24,334	216,660
Change in net assets from operations	336,299	(23)	30,710	(27,098)	130,148	56,507	737,133
Share transactions[1]
Proceeds from the sale of shares
Class A	786,550	72,771	100,441	105,350	313,758	192,605	1,535,079
Class I	23,234	2,200	4,164	2,813	13,680	10,731	41,439
Cost of shares redeemed
Class A	(402,824)	(9,968)	(36,862)	(103,019)	(206,708)	(214,622)	(856,444)
Class I	(14,854)	(497)	(2,182)	(1,300)	(5,933)	(5,378)	(22,134)
Change in net assets from
share transactions	392,106	64,506	65,561	3,844	114,797	(16,664)	697,940
Change in net assets	728,405	64,483	96,271	(23,254)	244,945	39,843	1,435,073
Net assets beginning of year	2,109,752	—	186,316	509,076	767,420	889,080	3,127,735
Net assets end of year	$2,838,157	$64,483	$282,587	$485,822	$1,012,365	$928,923	$4,562,808

[1]Share transactions
Shares sold
Class A	52,311	7,194	8,074	8,779	12,617	8,304	32,853
Class I	1,477	218	329	231	547	451	885
Shares redeemed
Class A	(26,706)	(983)	(2,977)	(8,599)	(8,322)	(9,278)	(18,466)
Class I	(948)	(49)	(172)	(107)	(235)	(225)	(479)
Change in shares
Class A	25,605	6,211	5,097	180	4,295	(974)	14,387
Class I	529	169	157	124	312	226	406

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)	Period from commencement of operations April 26, 2021.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL/American Funds Washington Mutual Investors Fund(a)	JNL/Mellon Bond Index Fund(a)	JNL/Mellon Emerging Markets Index Fund(a)	JNL/Mellon International Index Fund(a)
Operations
Net investment income (loss)	$72,404	$39,190	$7,566	$38,668	$964	$(962)	$4,798
Net realized gain (loss)	216,606	16,231	77,849	54,766	43,718	329,586	517,939
Net change in unrealized appreciation
(depreciation)	1,734,023	(87,967)	(11,208)	794,075	(75,239)	(367,709)	(323,329)
Change in net assets from operations	2,023,033	(32,546)	74,207	887,509	(30,557)	(39,085)	199,408
Share transactions[1]
Proceeds from the sale of shares
Class A	1,538,044	284,179	350,125	484,364	300,625	238,194	300,186
Class I	41,024	8,365	13,452	15,580	18,991	12,763	19,445
Proceeds in connection with acquisition
Class A	—	—	—	—	189,639	—	1,118,843
Class I	—	—	—	—	5,824	—	17,993
Cost of shares redeemed
Class A	(1,614,255)	(361,694)	(327,048)	(694,639)	(330,152)	(279,161)	(458,267)
Class I	(22,778)	(4,839)	(5,585)	(6,820)	(258,229)	(7,541)	(285,953)
Change in net assets from
share transactions	(57,965)	(73,989)	30,944	(201,515)	(73,302)	(35,745)	712,247
Change in net assets	1,965,068	(106,535)	105,151	685,994	(103,859)	(74,830)	911,655
Net assets beginning of year	8,649,321	1,952,027	1,667,212	3,328,595	1,423,815	1,143,744	1,733,451
Net assets end of year	$10,614,389	$1,845,492	$1,772,363	$4,014,589	$1,319,956	$1,068,914	$2,645,106

[1]Share transactions
Shares sold
Class A	44,233	15,858	18,760	16,297	23,747	17,934	19,573
Class I	1,143	458	710	507	1,443	957	1,214
Shares issued in connection with acquisition
Class A	—	—	—	—	15,074	—	72,983
Class I	—	—	—	—	444	—	1,118
Shares redeemed
Class A	(46,841)	(20,130)	(17,513)	(23,234)	(26,065)	(21,142)	(29,912)
Class I	(644)	(263)	(292)	(220)	(19,689)	(564)	(17,787)
Change in shares
Class A	(2,608)	(4,272)	1,247	(6,937)	12,756	(3,208)	62,644
Class I	499	195	418	287	(17,802)	393	(15,455)

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/Mellon S&P 400 MidCap Index Fund(a)	JNL/Mellon Small Cap Index Fund(a)	JNL Aggressive Growth Allocation Fund	JNL Conservative Allocation Fund	JNL Growth Allocation Fund	JNL Moderate Allocation Fund	JNL Moderate Growth Allocation Fund
Operations
Net investment income (loss)	$(5,896)	$(3,970)	$(1,633)	$(3,065)	$(3,707)	$(7,803)	$(11,004)
Net realized gain (loss)	1,457,429	1,063,605	107,463	38,563	156,850	113,717	251,943
Net change in unrealized appreciation
(depreciation)	(641,467)	(375,411)	142,732	(6,563)	170,674	93,463	257,161
Change in net assets from operations	810,066	684,224	248,562	28,935	323,817	199,377	498,100
Share transactions[1]
Proceeds from the sale of shares
Class A	710,363	737,216	269,152	265,154	333,602	294,679	327,193
Class I	41,203	46,543	7,048	6,852	6,679	4,290	5,298
Proceeds in connection with acquisition
Class A	—	—	—	—	—	—	73,767
Class I	—	—	—	—	—	—	85
Cost of shares redeemed
Class A	(830,298)	(827,238)	(340,542)	(316,926)	(470,777)	(495,275)	(870,043)
Class I	(328,934)	(337,852)	(3,888)	(5,888)	(4,787)	(2,342)	(3,090)
Change in net assets from
share transactions	(407,666)	(381,331)	(68,230)	(50,808)	(135,283)	(198,648)	(466,790)
Change in net assets	402,400	302,893	180,332	(21,873)	188,534	729	31,310
Net assets beginning of year	3,447,635	2,677,955	1,646,914	801,615	2,520,212	2,758,135	5,023,281
Net assets end of year	$3,850,035	$2,980,848	$1,827,246	$779,742	$2,708,746	$2,758,864	$5,054,591

[1]Share transactions
Shares sold
Class A	24,204	28,745	14,260	18,736	17,332	17,544	17,866
Class I	1,376	1,791	372	477	342	253	286
Shares issued in connection with acquisition
Class A	—	—	—	—	—	—	4,022
Class I	—	—	—	—	—	—	5
Shares redeemed
Class A	(28,298)	(32,093)	(18,163)	(22,403)	(24,618)	(29,423)	(47,386)
Class I	(10,662)	(12,702)	(207)	(409)	(246)	(135)	(164)
Change in shares
Class A	(4,094)	(3,348)	(3,903)	(3,667)	(7,286)	(11,879)	(25,498)
Class I	(9,286)	(10,911)	165	68	96	118	127

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/American Funds Growth Allocation Fund	JNL/American Funds Moderate Growth Allocation Fund	JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/Goldman Sachs Managed Conservative Fund	JNL/Goldman Sachs Managed Growth Fund	JNL/Goldman Sachs Managed Moderate Fund	JNL/Goldman Sachs Managed Moderate Growth Fund
Operations
Net investment income (loss)	$26,923	$28,955	$(8,961)	$(4,900)	$(19,507)	$(10,259)	$(20,512)
Net realized gain (loss)	558,606	451,291	134,166	37,061	351,903	150,600	345,918
Net change in unrealized appreciation
(depreciation)	(95,881)	(193,666)	281,163	12,361	450,412	46,124	272,442
Change in net assets from operations	489,648	286,580	406,368	44,522	782,808	186,465	597,848
Share transactions[1]
Proceeds from the sale of shares
Class A	791,441	441,695	301,050	149,654	396,630	166,827	240,961
Class I	19,671	7,620	4,621	1,467	9,191	1,888	6,703
Cost of shares redeemed
Class A	(624,492)	(474,459)	(496,584)	(265,728)	(1,071,859)	(485,462)	(977,139)
Class I	(7,433)	(3,722)	(1,926)	(1,262)	(3,189)	(2,420)	(3,651)
Change in net assets from
share transactions	179,187	(28,866)	(192,839)	(115,869)	(669,227)	(319,167)	(733,126)
Change in net assets	668,835	257,714	213,529	(71,347)	113,581	(132,702)	(135,278)
Net assets beginning of year	3,529,819	2,852,811	2,568,746	1,227,264	5,683,926	2,873,462	5,796,310
Net assets end of year	$4,198,654	$3,110,525	$2,782,275	$1,155,917	$5,797,507	$2,740,760	$5,661,032

[1]Share transactions
Shares sold
Class A	32,106	21,257	8,712	9,283	13,978	8,355	9,916
Class I	783	360	133	90	314	94	269
Shares redeemed
Class A	(25,366)	(22,668)	(14,400)	(16,452)	(37,810)	(24,267)	(40,067)
Class I	(295)	(177)	(55)	(77)	(109)	(118)	(151)
Change in shares
Class A	6,740	(1,411)	(5,688)	(7,169)	(23,832)	(15,912)	(30,151)
Class I	488	183	78	13	205	(24)	118

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/Vanguard Growth ETF Allocation Fund	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL Bond Index Fund(a)(b)
Operations
Net investment income (loss)	$4,337	$2,960	$4,531	$30,154	$7,913	$13,332	$9,118
Net realized gain (loss)	19,835	10,257	16,349	19,814	20,244	12,001	204
Net change in unrealized appreciation
(depreciation)	21,319	1,381	15,896	142,357	5,522	54,851	616
Change in net assets from operations	45,491	14,598	36,776	192,325	33,679	80,184	9,938
Distributions to shareholders
From distributable earnings
Class A	(10,914)	(5,807)	(10,712)	—	—	—	—
Class I	(244)	(233)	(282)	—	—	—	—
Total distributions to shareholders	(11,158)	(6,040)	(10,994)	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	83,557	76,673	75,533	279,294	188,351	216,024	—
Class I	2,667	4,701	2,067	24,044	6,651	14,274	1,521,315
Proceeds in connection with acquisition
Class A	—	—	—	1,630,155	—	231,249	—
Class I	—	—	—	11,364	—	6,491	—
Reinvestment of distributions
Class A	10,914	5,807	10,712	—	—	—	—
Class I	244	233	282	—	—	—	—
Cost of shares redeemed
Class A	(72,071)	(63,860)	(62,109)	(329,557)	(120,344)	(139,988)	—
Class I	(1,397)	(2,058)	(583)	(11,194)	(3,644)	(3,877)	(209,991)
Change in net assets from
share transactions	23,914	21,496	25,902	1,604,106	71,014	324,173	1,311,324
Change in net assets	58,247	30,054	51,684	1,796,431	104,693	404,357	1,321,262
Net assets beginning of year	293,608	192,525	318,771	656,000	492,124	629,798	—
Net assets end of year	$351,855	$222,579	$370,455	$2,452,431	$596,817	$1,034,155	$1,321,262

[1]Share transactions
Shares sold
Class A	4,952	5,653	4,934	19,000	14,672	15,800	—
Class I	159	338	134	1,598	508	1,031	151,977
Shares issued in connection with acquisition
Class A	—	—	—	111,962	—	16,941	—
Class I	—	—	—	768	—	468	—
Reinvestment of distributions
Class A	638	431	698	—	—	—	—
Class I	14	17	18	—	—	—	—
Shares redeemed
Class A	(4,265)	(4,751)	(4,057)	(22,253)	(9,375)	(10,250)	—
Class I	(83)	(148)	(38)	(744)	(281)	(277)	(20,824)
Change in shares
Class A	1,325	1,333	1,575	108,709	5,297	22,491	—
Class I	90	207	114	1,622	227	1,222	131,153

(a)	Period from commencement of operations April 26, 2021.

(b)Effective April 26, 2021, the Fund received investments from its Feeder Fund in exchange for shares of the Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL Emerging Markets Index Fund(a)(b)	JNL International Index Fund(a)(b)	JNL Mid Cap Index Fund(a)(b)	JNL Small Cap Index Fund(a)(b)	JNL Multi-Manager Alternative Fund	JNL Multi-Manager Emerging Markets Equity Fund	JNL Multi-Manager International Small Cap Fund
Operations
Net investment income (loss)	$18,498	$41,230	$32,737	$24,861	$10,162	$13,389	$6,733
Net realized gain (loss)	12,824	20,659	28,649	28,985	46,128	266,204	89,758
Net change in unrealized appreciation
(depreciation)	(125,947)	15,230	99,571	79,666	(25,204)	(272,462)	(30,122)
Change in net assets from operations	(94,625)	77,119	160,957	133,512	31,086	7,131	66,369
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(11,966)	(5,787)
Class I	—	—	—	—	—	(10,672)	(3,408)
Total distributions to shareholders	—	—	—	—	—	(22,638)	(9,195)
Share transactions[1]
Proceeds from the sale of shares
Class A	—	—	—	—	50,374	151,746	64,016
Class I	1,329,086	2,918,462	4,269,268	3,394,594	255,507	155,419	47,149
Proceeds in connection with acquisition
Class A	—	—	—	—	47,192	—	550,288
Class I	—	—	—	—	1,071	—	4,191
Reinvestment of distributions
Class A	—	—	—	—	—	11,966	5,787
Class I	—	—	—	—	—	10,672	3,408
Cost of shares redeemed
Class A	—	—	—	—	(54,424)	(240,734)	(75,594)
Class I	(165,381)	(348,541)	(578,341)	(545,717)	(65,705)	(170,530)	(82,234)
Change in net assets from
share transactions	1,163,705	2,569,921	3,690,927	2,848,877	234,015	(81,461)	517,011
Change in net assets	1,069,080	2,647,040	3,851,884	2,982,389	265,101	(96,968)	574,185
Net assets beginning of year	—	—	—	—	1,096,574	1,703,909	318,721
Net assets end of year	$1,069,080	$2,647,040	$3,851,884	$2,982,389	$1,361,675	$1,606,941	$892,906

[1]Share transactions
Shares sold
Class A	—	—	—	—	4,263	12,743	4,120
Class I	133,434	291,429	426,966	338,835	21,134	12,948	3,091
Shares issued in connection with acquisition
Class A	—	—	—	—	4,016	—	35,663
Class I	—	—	—	—	90	—	270
Reinvestment of distributions
Class A	—	—	—	—	—	1,052	375
Class I	—	—	—	—	—	935	219
Shares redeemed
Class A	—	—	—	—	(4,607)	(20,181)	(4,838)
Class I	(17,171)	(34,235)	(58,011)	(54,017)	(5,509)	(14,304)	(5,400)
Change in shares
Class A	—	—	—	—	3,672	(6,386)	35,320
Class I	116,263	257,194	368,955	284,818	15,715	(421)	(1,820)

(a)	Period from commencement of operations April 26, 2021.

(b)Effective April 26, 2021, the Fund received investments from its Feeder Fund in exchange for shares of the Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL S&P 500 Index Fund	JNL/AQR Large Cap Defensive Style Fund
Operations
Net investment income (loss)	$8,147	$(22,216)	$3,814	$3,003	$1,797
Net realized gain (loss)	199,334	643,875	196,085	2,179	14,002
Net change in unrealized appreciation
(depreciation)	148,473	(537,499)	85,482	52,739	36,995
Change in net assets from operations	355,954	84,160	285,381	57,921	52,794
Share transactions[1]
Proceeds from the sale of shares
Class A	221,633	571,637	371,643	—	52,261
Class I	450,374	106,508	217,054	118,939	3,325
Proceeds in connection with acquisition
Class A	—	237,850	446,207	—	326,411
Class I	—	5,937	1,329	—	1,336
Cost of shares redeemed
Class A	(94,010)	(775,525)	(365,732)	—	(76,531)
Class I	(409,199)	(127,760)	(115,605)	(52,366)	(1,504)
Change in net assets from
share transactions	168,798	18,647	554,896	66,573	305,298
Change in net assets	524,752	102,807	840,277	124,494	358,092
Net assets beginning of year	1,327,441	3,209,110	1,155,570	179,890	58,805
Net assets end of year	$1,852,193	$3,311,917	$1,995,847	$304,384	$416,897

[1]Share transactions
Shares sold
Class A	11,801	11,359	21,333	—	3,901
Class I	25,045	2,014	12,165	6,485	250
Shares issued in connection with acquisition
Class A	—	4,691	24,652	—	25,225
Class I	—	110	73	—	103
Shares redeemed
Class A	(5,118)	(15,617)	(20,734)	—	(5,714)
Class I	(21,882)	(2,388)	(6,614)	(2,902)	(112)
Change in shares
Class A	6,683	433	25,251	—	23,412
Class I	3,163	(264)	5,624	3,583	241

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/Baillie Gifford International Growth Fund	JNL/Baillie Gifford U.S. Equity Growth Fund(a)	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund
Operations
Net investment income (loss)	$(3,342)	$(430)	$29,539	$26,092	$(18,705)	$21,185	$(2,250)
Net realized gain (loss)	447,518	(1,283)	407,482	95,791	1,033,580	180,948	160,843
Net change in unrealized appreciation
(depreciation)	(549,547)	(13,468)	(144,823)	81,531	(49,721)	(90,077)	130,045
Change in net assets from operations	(105,371)	(15,181)	292,198	203,414	965,154	112,056	288,638
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(6,921)	—
Class I	—	—	—	—	—	(13,407)	—
Total distributions to shareholders	—	—	—	—	—	(20,328)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	500,857	6,716	314,233	232,911	617,969	127,900	161,752
Class I	16,403	177,951	37,543	7,738	107,681	172,915	103,618
Reinvestment of distributions
Class A	—	—	—	—	—	6,921	—
Class I	—	—	—	—	—	13,407	—
Cost of shares redeemed
Class A	(482,813)	(3,602)	(616,293)	(264,434)	(1,181,601)	(133,646)	(150,304)
Class I	(13,213)	(24,900)	(89,735)	(2,403)	(326,460)	(137,772)	(321,532)
Change in net assets from
share transactions	21,234	156,165	(354,252)	(26,188)	(782,411)	49,725	(206,466)
Change in net assets	(84,137)	140,984	(62,054)	177,226	182,743	141,453	82,172
Net assets beginning of year	1,297,291	—	4,095,883	685,207	5,176,757	1,291,078	1,455,127
Net assets end of year	$1,213,154	$140,984	$4,033,829	$862,433	$5,359,500	$1,432,531	$1,537,299

[1]Share transactions
Shares sold
Class A	26,207	698	18,876	22,960	8,980	7,748	7,990
Class I	860	18,031	2,219	749	1,469	10,130	4,932
Reinvestment of distributions
Class A	—	—	—	—	—	429	—
Class I	—	—	—	—	—	807	—
Shares redeemed
Class A	(25,976)	(356)	(37,024)	(26,338)	(17,482)	(8,120)	(7,463)
Class I	(702)	(2,534)	(5,296)	(234)	(4,530)	(8,067)	(15,503)
Change in shares
Class A	231	342	(18,148)	(3,378)	(8,502)	57	527
Class I	158	15,497	(3,077)	515	(3,061)	2,870	(10,571)

(a)	Period from commencement of operations April 26, 2021.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/DFA International Core Equity Fund	JNL/DFA U.S. Core Equity Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/DoubleLine Total Return Fund
Operations
Net investment income (loss)	$1,808	$9,902	$870	$82,724	$28,385	$21,464	$73,160
Net realized gain (loss)	20,263	86,789	44,150	8,615	16,398	612,543	(29,305)
Net change in unrealized appreciation
(depreciation)	(9,791)	247,707	29,888	(104,839)	(35,431)	(98,470)	(50,331)
Change in net assets from operations	12,280	344,398	74,908	(13,500)	9,352	535,537	(6,476)
Distributions to shareholders
From distributable earnings
Class A	(2,369)	—	—	—	—	—	—
Class I	(167)	—	—	—	—	—	—
Total distributions to shareholders	(2,536)	—	—	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	98,923	244,375	501,146	329,851	45,722	609,052	187,874
Class I	7,046	58,952	16,651	78,153	183,516	95,539	135,571
Reinvestment of distributions
Class A	2,369	—	—	—	—	—	—
Class I	167	—	—	—	—	—	—
Cost of shares redeemed
Class A	(19,228)	(330,904)	(236,539)	(503,226)	(40,697)	(385,600)	(254,923)
Class I	(83,220)	(38,552)	(7,897)	(196,041)	(51,741)	(204,381)	(356,868)
Change in net assets from
share transactions	6,057	(66,129)	273,361	(291,263)	136,800	114,610	(288,346)
Change in net assets	15,801	278,269	348,269	(304,763)	146,152	650,147	(294,822)
Net assets beginning of year	111,053	1,287,679	214,765	3,869,934	752,117	2,195,022	2,848,028
Net assets end of year	$126,854	$1,565,948	$563,034	$3,565,171	$898,269	$2,845,169	$2,553,206

[1]Share transactions
Shares sold
Class A	7,832	11,614	44,412	23,969	3,736	28,028	16,282
Class I	557	2,668	1,451	5,228	15,278	4,348	11,680
Reinvestment of distributions
Class A	193	—	—	—	—	—	—
Class I	13	—	—	—	—	—	—
Shares redeemed
Class A	(1,528)	(15,552)	(20,945)	(36,549)	(3,322)	(18,004)	(22,088)
Class I	(6,567)	(1,688)	(691)	(13,173)	(4,253)	(9,262)	(30,734)
Change in shares
Class A	6,497	(3,938)	23,467	(12,580)	414	10,024	(5,806)
Class I	(5,997)	980	760	(7,945)	11,025	(4,914)	(19,054)

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/Fidelity Institutional Asset Management Total Bond Fund	JNL/First Sentier Global Infrastructure Fund	JNL/Franklin Templeton Income Fund	JNL/Goldman Sachs 4 Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund
Operations
Net investment income (loss)	$24,856	$16,569	$61,958	$53,212	$19,189	$4,477	$3,107
Net realized gain (loss)	5,652	67,018	137,991	1,750,556	92,460	78,728	50,719
Net change in unrealized appreciation
(depreciation)	(39,633)	41,374	32,720	23,879	(138,447)	54,222	44,479
Change in net assets from operations	(9,125)	124,961	232,669	1,827,647	(26,798)	137,427	98,305
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(5,131)	(1,358)
Class I	—	—	—	—	—	(4,298)	(1,593)
Total distributions to shareholders	—	—	—	—	—	(9,429)	(2,951)
Share transactions[1]
Proceeds from the sale of shares
Class A	203,783	127,540	165,488	601,360	235,591	203,762	176,502
Class I	20,198	35,243	2,509	15,012	181,912	76,535	45,401
Reinvestment of distributions
Class A	—	—	—	—	—	5,131	1,358
Class I	—	—	—	—	—	4,298	1,593
Cost of shares redeemed
Class A	(234,949)	(135,597)	(338,822)	(1,370,163)	(133,459)	(138,489)	(53,361)
Class I	(72,003)	(92,128)	(1,310)	(5,946)	(132,208)	(100,914)	(91,350)
Change in net assets from
share transactions	(82,971)	(64,942)	(172,135)	(759,737)	151,836	50,323	80,143
Change in net assets	(92,096)	60,019	60,534	1,067,910	125,038	178,321	175,497
Net assets beginning of year	1,377,760	969,789	1,653,544	5,512,398	815,204	771,863	199,241
Net assets end of year	$1,285,664	$1,029,808	$1,714,078	$6,580,308	$940,242	$950,184	$374,738

[1]Share transactions
Shares sold
Class A	15,834	7,836	11,953	20,005	15,919	14,874	13,867
Class I	1,541	2,103	190	487	12,248	5,631	3,657
Reinvestment of distributions
Class A	—	—	—	—	—	380	100
Class I	—	—	—	—	—	318	116
Shares redeemed
Class A	(18,243)	(8,272)	(24,575)	(46,486)	(9,180)	(10,219)	(4,152)
Class I	(5,515)	(5,475)	(97)	(196)	(8,900)	(7,460)	(7,314)
Change in shares
Class A	(2,409)	(436)	(12,622)	(26,481)	6,739	5,035	9,815
Class I	(3,974)	(3,372)	93	291	3,348	(1,511)	(3,541)

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/Invesco Diversified Dividend Fund	JNL/Invesco Global Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Global Allocation Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
Operations
Net investment income (loss)	$19,611	$(10,097)	$(19,288)	$12,449	$2,739	$(18,576)	$23,281
Net realized gain (loss)	89,609	263,962	583,086	190,801	(9,478)	590,265	4,414
Net change in unrealized appreciation
(depreciation)	78,403	138,799	(385,736)	(78,942)	74,699	(173,653)	(72,952)
Change in net assets from operations	187,623	392,664	178,062	124,308	67,960	398,036	(45,257)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	(3,194)	—	—
Class I	—	—	—	—	(1,123)	—	—
Total distributions to shareholders	—	—	—	—	(4,317)	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	69,562	172,485	602,186	88,576	248,415	749,679	307,608
Class I	62,419	68,959	17,334	2,028	28,515	147,402	32,804
Reinvestment of distributions
Class A	—	—	—	—	3,194	—	—
Class I	—	—	—	—	1,123	—	—
Cost of shares redeemed
Class A	(35,830)	(417,442)	(797,039)	(269,557)	(103,277)	(970,089)	(681,440)
Class I	(373,661)	(181,029)	(13,429)	(711)	(40,436)	(90,754)	(355,216)
Change in net assets from
share transactions	(277,510)	(357,027)	(190,948)	(179,664)	137,534	(163,762)	(696,244)
Change in net assets	(89,887)	35,637	(12,886)	(55,356)	201,177	234,274	(741,501)
Net assets beginning of year	1,135,677	2,674,870	2,557,641	1,469,402	485,116	3,748,473	2,284,494
Net assets end of year	$1,045,790	$2,710,507	$2,544,755	$1,414,046	$686,293	$3,982,747	$1,542,993

[1]Share transactions
Shares sold
Class A	5,399	6,567	13,384	6,098	19,166	11,441	21,623
Class I	4,831	2,550	367	138	2,208	2,200	2,173
Reinvestment of distributions
Class A	—	—	—	—	237	—	—
Class I	—	—	—	—	83	—	—
Shares redeemed
Class A	(2,770)	(15,932)	(17,872)	(18,547)	(8,049)	(14,998)	(47,984)
Class I	(29,432)	(6,689)	(292)	(49)	(3,134)	(1,331)	(23,602)
Change in shares
Class A	2,629	(9,365)	(4,488)	(12,449)	11,354	(3,557)	(26,361)
Class I	(24,601)	(4,139)	75	89	(843)	869	(21,429)

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/JPMorgan U.S. Value Fund	JNL/Lazard International Strategic Equity Fund	JNL/Loomis Sayles Global Growth Fund	JNL/Lord Abbett Short Duration Income Fund	JNL/Mellon Communication Services Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund	JNL/Mellon Consumer Staples Sector Fund
Operations
Net investment income (loss)	$15,048	$6,006	$(457)	$7,596	$398	$1,265	$3,863
Net realized gain (loss)	74,905	20,175	63,777	1,120	26,025	330,479	8,990
Net change in unrealized appreciation
(depreciation)	214,873	2,476	(8,708)	(6,249)	12,736	60,550	22,256
Change in net assets from operations	304,826	28,657	54,612	2,467	39,159	392,294	35,109
Distributions to shareholders
From distributable earnings
Class A	—	(796)	(9,050)	(866)	—	—	—
Class I	—	(3,048)	(9,419)	(1,987)	—	—	—
Total distributions to shareholders	—	(3,844)	(18,469)	(2,853)	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	208,822	57,842	52,326	302,068	193,528	450,402	100,811
Class I	319,676	21,824	49,782	434,829	5,112	13,664	1,771
Reinvestment of distributions
Class A	—	796	9,050	866	—	—	—
Class I	—	3,048	9,419	1,987	—	—	—
Cost of shares redeemed
Class A	(187,268)	(23,819)	(105,843)	(231,415)	(131,990)	(565,594)	(90,422)
Class I	(124,020)	(58,583)	(92,859)	(71,501)	(4,332)	(11,728)	(1,240)
Change in net assets from
share transactions	217,210	1,108	(78,125)	436,834	62,318	(113,256)	10,920
Change in net assets	522,036	25,921	(41,982)	436,448	101,477	279,038	46,029
Net assets beginning of year	1,096,914	441,461	945,559	330,510	255,654	1,813,037	221,752
Net assets end of year	$1,618,950	$467,382	$903,577	$766,958	$357,131	$2,092,075	$267,781

[1]Share transactions
Shares sold
Class A	14,798	3,354	3,191	28,777	9,244	10,924	7,117
Class I	21,654	1,272	3,002	41,376	259	325	122
Reinvestment of distributions
Class A	—	47	568	83	—	—	—
Class I	—	180	586	190	—	—	—
Shares redeemed
Class A	(13,420)	(1,380)	(6,448)	(22,049)	(6,333)	(13,792)	(6,514)
Class I	(8,833)	(3,435)	(5,602)	(6,791)	(224)	(282)	(89)
Change in shares
Class A	1,378	2,021	(2,689)	6,811	2,911	(2,868)	603
Class I	12,821	(1,983)	(2,014)	34,775	35	43	33

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/Mellon Dow Index Fund	JNL/Mellon Energy Sector Fund	JNL/Mellon Financial Sector Fund	JNL/Mellon Healthcare Sector Fund	JNL/Mellon Industrials Sector Fund	JNL/Mellon Information Technology Sector Fund	JNL/Mellon Materials Sector Fund
Operations
Net investment income (loss)	$15,668	$46,451	$17,357	$28,660	$1,456	$10,184	$1,850
Net realized gain (loss)	4,964	(155,651)	141,932	153,003	16,144	1,033,606	24,504
Net change in unrealized appreciation
(depreciation)	220,877	573,711	183,604	555,586	14,301	496,917	4,882
Change in net assets from operations	241,509	464,511	342,893	737,249	31,901	1,540,707	31,236
Share transactions[1]
Proceeds from the sale of shares
Class A	318,767	610,235	617,459	630,420	205,072	955,924	226,920
Class I	10,629	16,748	19,772	16,404	6,180	33,358	7,664
Cost of shares redeemed
Class A	(309,663)	(529,951)	(447,496)	(847,804)	(103,753)	(1,430,038)	(140,963)
Class I	(4,459)	(10,394)	(9,127)	(10,165)	(5,510)	(24,852)	(4,218)
Change in net assets from
share transactions	15,274	86,638	180,608	(211,145)	101,989	(465,608)	89,403
Change in net assets	256,783	551,149	523,501	526,104	133,890	1,075,099	120,639
Net assets beginning of year	1,189,200	843,925	1,128,758	3,773,893	111,967	4,992,972	79,311
Net assets end of year	$1,445,983	$1,395,074	$1,652,259	$4,299,997	$245,857	$6,068,071	$199,950

[1]Share transactions
Shares sold
Class A	7,988	30,551	34,532	15,431	13,491	26,381	15,372
Class I	258	831	1,080	397	401	883	516
Shares redeemed
Class A	(7,747)	(26,875)	(24,974)	(20,825)	(6,762)	(40,238)	(9,580)
Class I	(109)	(514)	(498)	(248)	(353)	(684)	(283)
Change in shares
Class A	241	3,676	9,558	(5,394)	6,729	(13,857)	5,792
Class I	149	317	582	149	48	199	233

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/Mellon Nasdaq 100 Index Fund	JNL/Mellon Real Estate Sector Fund	JNL/Mellon S&P 500 Index Fund	JNL/Mellon U.S. Stock Market Index Fund	JNL/Mellon Utilities Sector Fund	JNL/Mellon World Index Fund	JNL/MFS Mid Cap Value Fund
Operations
Net investment income (loss)	$3,112	$2,689	$107,649	$35,087	$6,989	$4,427	$16,138
Net realized gain (loss)	637,951	9,693	340,878	335,958	7,055	13,591	189,321
Net change in unrealized appreciation
(depreciation)	820,947	46,077	2,480,806	490,035	30,662	57,567	309,630
Change in net assets from operations	1,462,010	58,459	2,929,333	861,080	44,706	75,585	515,089
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(6,850)	—
Class I	—	—	—	—	—	(156)	—
Total distributions to shareholders	—	—	—	—	—	(7,006)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	1,402,356	174,961	2,228,303	454,929	101,931	65,323	534,081
Class I	55,186	8,670	5,239	23,100	2,259	5,613	24,206
Proceeds in connection with acquisition
Class A	—	—	—	5,786,270	—	—	—
Class I	—	—	—	46,150	—	—	—
Reinvestment of distributions
Class A	—	—	—	—	—	6,850	—
Class I	—	—	—	—	—	156	—
Cost of shares redeemed
Class A	(1,726,278)	(90,759)	(2,337,747)	(1,366,371)	(110,956)	(87,234)	(532,621)
Class I	(37,051)	(2,859)	(290,638)	(21,292)	(1,640)	(2,656)	(11,810)
Change in net assets from
share transactions	(305,787)	90,013	(394,843)	4,922,786	(8,406)	(11,948)	13,856
Change in net assets	1,156,223	148,472	2,534,490	5,783,866	36,300	56,631	528,945
Net assets beginning of year	5,794,064	116,820	10,650,498	895,089	288,472	368,219	1,681,586
Net assets end of year	$6,950,287	$265,292	$13,184,988	$6,678,955	$324,772	$424,850	$2,210,531

[1]Share transactions
Shares sold
Class A	27,174	12,250	68,998	25,494	5,999	1,900	33,069
Class I	1,590	598	163	1,277	134	159	1,508
Shares issued in connection with acquisition
Class A	—	—	—	328,021	—	—	—
Class I	—	—	—	2,585	—	—	—
Reinvestment of distributions
Class A	—	—	—	—	—	189	—
Class I	—	—	—	—	—	5	—
Shares redeemed
Class A	(34,202)	(6,320)	(72,502)	(75,269)	(6,675)	(2,553)	(33,026)
Class I	(1,100)	(198)	(8,872)	(1,159)	(98)	(75)	(729)
Change in shares
Class A	(7,028)	5,930	(3,504)	278,246	(676)	(464)	43
Class I	490	400	(8,709)	2,703	36	89	779

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/Morningstar PitchBook Listed Private Equity Index Fund(a)	JNL/Morningstar U.S. Sustainability Index Fund(b)	JNL/Morningstar Wide Moat Index Fund	JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Newton Equity Income Fund(c)
Operations
Net investment income (loss)	$78	$1,378	$11,516	$(180)	$21,931	$5,221
Net realized gain (loss)	372	12,458	166,745	4,676	39,034	67,009
Net change in unrealized appreciation
(depreciation)	787	42,996	28,815	260	(38,548)	26,151
Change in net assets from operations	1,237	56,832	207,076	4,756	22,417	98,381
Distributions to shareholders
From distributable earnings
Class A	—	—	(38,508)	—	—	—
Class I	—	—	(62,975)	—	—	—
Total distributions to shareholders	—	—	(101,483)	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	4,261	188,137	186,211	18,798	202,377	503,026
Class I	4,997	8,561	94,150	—	10,328	10,156
Reinvestment of distributions
Class A	—	—	38,508	—	—	—
Class I	—	—	62,975	—	—	—
Cost of shares redeemed
Class A	(249)	(68,475)	(100,979)	(10,816)	(152,878)	(259,446)
Class I	—	(4,020)	(233,752)	—	(17,408)	(4,800)
Change in net assets from
share transactions	9,009	124,203	47,113	7,982	42,419	248,936
Change in net assets	10,246	181,035	152,706	12,738	64,836	347,317
Net assets beginning of year	—	150,824	879,190	12,822	807,277	210,188
Net assets end of year	$10,246	$331,859	$1,031,896	$25,560	$872,113	$557,505

[1]Share transactions
Shares sold
Class A	369	9,492	12,063	1,482	16,518	22,318
Class I	500	432	6,187	—	830	440
Reinvestment of distributions
Class A	—	—	2,684	—	—	—
Class I	—	—	4,349	—	—	—
Shares redeemed
Class A	(21)	(3,505)	(6,617)	(835)	(12,488)	(11,417)
Class I	—	(210)	(15,247)	—	(1,400)	(206)
Change in shares
Class A	348	5,987	8,130	647	4,030	10,901
Class I	500	222	(4,711)	—	(570)	234

(a)	Period from commencement of operations April 26, 2021.

(b) Effective April 25, 2022, the name of JNL/Mellon MSCI KLD 400 Social Index Fund was changed to JNL/Morningstar U.S. Sustainability Index Fund.

(c) Effective April 25, 2022, the name of JNL/Mellon Equity Income Fund was changed to JNL/Newton Equity Income Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/PIMCO Income Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Total Return Fund	JNL/RAFI Fundamental U.S. Small Cap Fund
Operations
Net investment income (loss)	$44,179	$48,447	$55,758	$41,578	$96,353	$34,220	$3,841
Net realized gain (loss)	12,723	5,453	71,676	(1,931)	55,947	20,459	64,240
Net change in unrealized appreciation
(depreciation)	(20,682)	(83,176)	(32,625)	2,736	(44,506)	(73,765)	58,404
Change in net assets from operations	36,220	(29,276)	94,809	42,383	107,794	(19,086)	126,485
Share transactions[1]
Proceeds from the sale of shares
Class A	316,223	188,310	493,659	389,503	351,810	232,185	178,367
Class I	51,396	91,612	159,321	6,399	28,135	106,456	6,899
Cost of shares redeemed
Class A	(216,548)	(256,651)	(349,617)	(302,651)	(308,836)	(259,341)	(180,557)
Class I	(190,997)	(239,614)	(66,806)	(1,281)	(133,332)	(96,148)	(3,880)
Change in net assets from
share transactions	(39,926)	(216,343)	236,557	91,970	(62,223)	(16,848)	829
Change in net assets	(3,706)	(245,619)	331,366	134,353	45,571	(35,934)	127,314
Net assets beginning of year	1,705,151	1,881,878	1,585,764	1,073,856	1,903,491	1,998,524	414,112
Net assets end of year	$1,701,445	$1,636,259	$1,917,130	$1,208,209	$1,949,062	$1,962,590	$541,426

[1]Share transactions
Shares sold
Class A	28,373	14,136	41,165	34,783	23,376	16,860	22,312
Class I	4,564	6,876	13,448	567	1,588	7,731	905
Shares redeemed
Class A	(19,435)	(19,350)	(29,456)	(26,946)	(20,500)	(18,858)	(22,465)
Class I	(17,036)	(17,929)	(5,461)	(113)	(7,612)	(6,934)	(488)
Change in shares
Class A	8,938	(5,214)	11,709	7,837	2,876	(1,998)	(153)
Class I	(12,472)	(11,053)	7,987	454	(6,024)	797	417

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/RAFI Multi-Factor U.S. Equity Fund	JNL/T. Rowe Price Balanced Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price U.S. High Yield Fund
Operations
Net investment income (loss)	$31,992	$4,756	$61,741	$(55,805)	$(33,022)	$18,540	$38,236
Net realized gain (loss)	346,250	50,751	951,190	1,833,174	739,642	6,534	26,353
Net change in unrealized appreciation
(depreciation)	252,538	8,332	704,336	(40,809)	127,261	(30,719)	(29,690)
Change in net assets from operations	630,780	63,839	1,717,267	1,736,560	833,881	(5,645)	34,899
Share transactions[1]
Proceeds from the sale of shares
Class A	105,081	129,377	2,965,698	1,433,011	782,553	603,574	65,441
Class I	11,932	2,173	122,140	267,484	145,315	39,563	43,819
Proceeds in connection with acquisition
Class A	—	—	—	564,387	—	—	—
Class I	—	—	—	17,270	—	—	—
Cost of shares redeemed
Class A	(561,699)	(128,093)	(1,624,318)	(2,178,519)	(1,315,645)	(718,455)	(57,189)
Class I	(8,460)	(621)	(172,436)	(873,081)	(140,448)	(29,965)	(62,161)
Change in net assets from
share transactions	(453,146)	2,836	1,291,084	(769,448)	(528,225)	(105,283)	(10,090)
Change in net assets	177,634	66,675	3,008,351	967,112	305,656	(110,928)	24,809
Net assets beginning of year	2,573,890	502,596	9,015,533	12,347,930	6,688,053	1,781,353	688,196
Net assets end of year	$2,751,524	$569,271	$12,023,884	$13,315,042	$6,993,709	$1,670,425	$713,005

[1]Share transactions
Shares sold
Class A	5,873	7,944	134,487	19,354	10,552	57,020	5,599
Class I	644	132	5,441	3,410	1,900	3,673	3,754
Shares issued in connection with acquisition
Class A	—	—	—	7,698	—	—	—
Class I	—	—	—	226	—	—	—
Shares redeemed
Class A	(31,409)	(7,869)	(73,660)	(29,663)	(17,782)	(67,889)	(4,894)
Class I	(462)	(37)	(7,666)	(11,242)	(1,808)	(2,782)	(5,300)
Change in shares
Class A	(25,536)	75	60,827	(2,611)	(7,230)	(10,869)	705
Class I	182	95	(2,225)	(7,606)	92	891	(1,546)

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/T. Rowe Price Value Fund	JNL/WCM Focused International Equity Fund	JNL/Westchester Capital Event Driven Fund	JNL/Western Asset Global Multi-Sector Bond Fund(a)	JNL/William Blair International Leaders Fund(b)	JNL/WMC Balanced Fund
Operations
Net investment income (loss)	$37,011	$(6,396)	$(25)	$39,132	$6,961	$93,570
Net realized gain (loss)	1,215,030	245,726	8,726	(75,284)	131,810	770,870
Net change in unrealized appreciation
(depreciation)	92,534	127,587	(5,266)	11,765	(66,707)	825,843
Change in net assets from operations	1,344,575	366,917	3,435	(24,387)	72,064	1,690,283
Distributions to shareholders
From distributable earnings
Class A	—	(48,584)	—	—	(27,472)	—
Class I	—	(133,186)	—	—	(8,479)	—
Total distributions to shareholders	—	(181,770)	—	—	(35,951)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	1,040,942	296,608	31,903	83,713	122,136	1,315,790
Class I	309,658	231,742	11,204	2,486	24,097	26,004
Reinvestment of distributions
Class A	—	48,584	—	—	27,472	—
Class I	—	133,186	—	—	8,479	—
Cost of shares redeemed
Class A	(627,514)	(130,162)	(18,654)	(106,658)	(191,204)	(1,618,143)
Class I	(845,487)	(512,707)	(14,097)	(52,895)	(45,878)	(8,491)
Change in net assets from
share transactions	(122,401)	67,251	10,356	(73,354)	(54,898)	(284,840)
Change in net assets	1,222,174	252,398	13,791	(97,741)	(18,785)	1,405,443
Net assets beginning of year	4,622,431	2,177,182	116,346	600,703	1,182,229	9,201,689
Net assets end of year	$5,844,605	$2,429,580	$130,137	$502,962	$1,163,444	$10,607,132

[1]Share transactions
Shares sold
Class A	46,266	12,413	2,584	10,847	7,655	41,927
Class I	13,255	9,730	917	315	1,424	795
Reinvestment of distributions
Class A	—	2,101	—	—	1,780	—
Class I	—	5,723	—	—	516	—
Shares redeemed
Class A	(27,965)	(5,538)	(1,516)	(13,845)	(11,981)	(51,745)
Class I	(36,424)	(21,440)	(1,154)	(6,793)	(2,723)	(259)
Change in shares
Class A	18,301	8,976	1,068	(2,998)	(2,546)	(9,818)
Class I	(23,169)	(5,987)	(237)	(6,478)	(783)	536

(a) Effective April 25, 2022, the name of JNL/Franklin Templeton Global Multisector Bond Fund was changed to JNL/Western Asset Global Multi-Sector Bond Fund.

(b) Effective April 25, 2022, the name of JNL/Invesco International Growth Fund was changed to JNL/William Blair International Leaders Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2021

	JNL/WMC Equity Income Fund	JNL/WMC Global Real Estate Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$19,508	$9,534	$—	$23,800
Net realized gain (loss)	108,504	100,979	1	221,416
Net change in unrealized appreciation
(depreciation)	17,007	120,153	—	141,758
Change in net assets from operations	145,019	230,666	1	386,974
Distributions to shareholders
From distributable earnings
Class A	—	—	(2)	—
Class I	—	—	(13)	—
Total distributions to shareholders	—	—	(15)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	156,049	94,855	2,415,541	103,870
Class I	5,865	2,034	75,049	80,247
Reinvestment of distributions
Class A	—	—	2	—
Class I	—	—	13	—
Cost of shares redeemed
Class A	(182,273)	(205,474)	(2,743,689)	(165,187)
Class I	(5,492)	(1,092)	(83,539)	(264,043)
Change in net assets from
share transactions	(25,851)	(109,677)	(336,623)	(245,113)
Change in net assets	119,168	120,989	(336,637)	141,861
Net assets beginning of year	562,395	903,916	2,434,011	1,537,214
Net assets end of year	$681,563	$1,024,905	$2,097,374	$1,679,075

[1]Share transactions
Shares sold
Class A	11,020	8,976	2,415,541	3,755
Class I	411	183	75,049	2,822
Reinvestment of distributions
Class A	—	—	2	—
Class I	—	—	13	—
Shares redeemed
Class A	(12,620)	(19,026)	(2,743,689)	(5,990)
Class I	(383)	(99)	(83,539)	(9,338)
Change in shares
Class A	(1,600)	(10,050)	(328,146)	(2,235)
Class I	28	84	(8,477)	(6,516)

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding
Net Investment Income (Loss). The net investment income (loss) per share is calculated using the average shares method.

Total Return. Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

Portfolio Turnover. Portfolio turnover is not annualized for periods of less than one year. Securities sold short are considered long term investments for purposes of calculating portfolio turnover. Dollar roll and in-kind transactions are excluded for purposes of calculating portfolio turnover. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation. Portfolio turnover for the Funds of Funds is based on the Funds of Funds' purchases and sales of the Underlying Funds. Portfolio turnover for the Feeder Funds reflects each Master Fund’s portfolio purchases and sales. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

Expense Ratios. The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during certain periods and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during certain periods and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

Ratios. Ratios are annualized for periods less than one year.
See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds Balanced Fund(a)(b)
Class A
12/31/22		15.99	0.22	(2.42)	(2.20)	—	—	13.79	(13.76)	2,476,333	42	(c)	0.61	0.91	1.56
12/31/21		13.94	0.19	1.86	2.05	—	—	15.99	14.71	2,787,863	45	(c)	0.61	0.91	1.26
12/31/20		12.44	0.18	1.32	1.50	—	—	13.94	12.06	2,073,720	49	(c)	0.62	0.92	1.43
12/31/19		10.30	0.20	1.94	2.14	—	—	12.44	20.78	1,569,534	47	(c)	0.61	0.94	1.74
12/31/18		11.56	0.18	(0.73)	(0.55)	(0.07)	(0.64)	10.30	(4.89)	1,035,023	34	(c)	0.58	0.98	1.54

Class I
12/31/22		16.71	0.28	(2.53)	(2.25)	—	—	14.46	(13.46)	45,346	42	(c)	0.31	0.61	1.86
12/31/21		14.52	0.25	1.94	2.19	—	—	16.71	15.08	50,294	45	(c)	0.31	0.61	1.59
12/31/20		12.92	0.24	1.36	1.60	—	—	14.52	12.38	36,032	49	(c)	0.32	0.62	1.83
12/31/19		10.67	0.27	1.98	2.25	—	—	12.92	21.09	23,098	47	(c)	0.31	0.64	2.26
12/31/18		11.92	0.34	(0.86)	(0.52)	(0.09)	(0.64)	10.67	(4.56)	10,760	34	(c)	0.28	0.68	2.88

JNL/American Funds Bond Fund of America Fund(a)(d)
Class A
12/31/22		10.11	0.32	(1.62)	(1.30)	—	—	8.81	(12.86)	162,367	77	(e)	0.61	0.81	3.50
12/31/21	(f)	10.00	0.24	(0.13)	0.11	—	—	10.11	1.10	62,772	87	(e)	0.61	0.81	3.47

Class I
12/31/22		10.13	0.51	(1.78)	(1.27)	—	—	8.86	(12.54)	6,567	77	(e)	0.31	0.51	5.55
12/31/21	(f)	10.00	0.16	(0.03)	0.13	—	—	10.13	1.30	1,711	87	(e)	0.31	0.51	2.32

JNL/American Funds Capital Income Builder Fund(a)(g)
Class A
12/31/22		13.16	0.31	(1.30)	(0.99)	—	—	12.17	(7.52)	343,933	48	(h)	0.68	0.93	2.51
12/31/21		11.49	0.30	1.37	1.67	—	—	13.16	14.53	275,274	60	(h)	0.68	0.93	2.44
12/31/20		11.05	0.27	0.17	0.44	—	—	11.49	3.98	181,763	110	(h)	0.65	0.93	2.59
12/31/19		9.41	0.29	1.35	1.64	—	—	11.05	17.43	128,205	44	(h)	0.58	0.94	2.83
12/31/18	(i)	10.00	0.15	(0.74)	(0.59)	—	—	9.41	(5.90)	23,271	42	(h)	0.61	0.98	4.09

Class I
12/31/22		13.31	0.34	(1.31)	(0.97)	—	—	12.34	(7.29)	7,276	48	(h)	0.38	0.63	2.71
12/31/21		11.58	0.35	1.38	1.73	—	—	13.31	14.94	7,313	60	(h)	0.38	0.63	2.77
12/31/20		11.11	0.30	0.17	0.47	—	—	11.58	4.23	4,553	110	(h)	0.35	0.63	2.83
12/31/19		9.43	0.32	1.36	1.68	—	—	11.11	17.82	2,975	44	(h)	0.28	0.64	3.08
12/31/18	(i)	10.00	0.21	(0.78)	(0.57)	—	—	9.43	(5.70)	1,222	42	(h)	0.25	0.68	5.70

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Balanced Fund - Class A: December 31, 2022: 0.91%, 1.21%, 1.26%; December 31, 2021: 0.91%, 1.21%, 0.96%; December 31, 2020: 0.92%, 1.22%, 1.13%; December 31, 2019: 0.90%, 1.23%, 1.45%; December 31, 2018: 0.86%, 1.26%, 1.26%. JNL/American Funds Balanced Fund - Class I: December 31, 2022: 0.61%, 0.91%, 1.56%; December 31, 2021: 0.61%, 0.91%, 1.29%; December 31, 2020: 0.62%, 0.92%, 1.53%; December 31, 2019: 0.60%, 0.93%, 1.97%; December 31, 2018: 0.56%, 0.96%, 2.60%.

(c)	Portfolio turnover including dollar roll transactions for JNL/American Funds Balanced Fund’s Master Fund was 86%, 79%, 145%, 124% and 118% in 2018, 2019, 2020, 2021 and 2022 respectively.
(d)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Bond Fund of America Fund - Class A: December 31, 2022: 0.81%, 1.01%, 3.30%; December 31, 2021: 0.87%, 1.07%, 3.21%. JNL/American Funds Bond Fund of America Fund - Class I: December 31, 2022: 0.51%, 0.71%, 5.35%; December 31, 2021: 0.57%, 0.77%, 2.06%.

(e)	Portfolio turnover including dollar roll transactions for JNL/American Funds Bond Fund of America Fund was 456% and 415% in 2021 and 2022 respectively.
(f)	The Fund commenced operations on April 26, 2021.
(g)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Capital Income Builder Fund - Class A: December 31, 2022: 0.94%, 1.19%, 2.25%; December 31, 2021: 0.95%, 1.20%, 2.17%; December 31, 2020: 1.00%, 1.28%, 2.24%; December 31, 2019: 1.11%, 1.47%, 2.30%; December 31, 2018: 1.15%, 1.52%, 3.55%. JNL/American Funds Capital Income Builder Fund - Class I: December 31, 2022: 0.64%, 0.89%, 2.45%; December 31, 2021: 0.65%, 0.90%, 2.50%; December 31, 2020: 0.70%, 0.98%, 2.48%; December 31, 2019: 0.81%, 1.17%, 2.55%; December 31, 2018: 0.79%, 1.22%, 5.16%.

(h)	Portfolio turnover including dollar roll transactions for JNL/American Funds Capital Income Builder Fund's Master Fund was 98%, 72%, 184%, 93% and 126% in 2018, 2019, 2020, 2021 and 2022 respectively.
(i)	The Fund commenced operations on August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds Capital World Bond Fund(a)(b)
Class A
12/31/22	11.73	(0.03)	(2.07)	(2.10)	—	—	9.63	(17.90)	350,084	114	(c)	0.57	1.00	(0.28)
12/31/21	12.39	0.16	(0.82)	(0.66)	—	—	11.73	(5.33)	480,867	64	(c)	0.57	1.00	1.34
12/31/20	11.31	0.10	0.98	1.08	—	—	12.39	9.55	505,412	88	(c)	0.56	1.00	0.88
12/31/19	10.52	0.14	0.65	0.79	—	—	11.31	7.51	496,660	110	(c)	0.53	1.02	1.27
12/31/18	10.76	0.19	(0.37)	(0.18)	(0.06)	—	10.52	(1.62)	500,836	78	(c)	0.53	1.05	1.77

Class I
12/31/22	11.94	0.00	(2.11)	(2.11)	—	—	9.83	(17.67)	4,581	114	(c)	0.27	0.70	0.01
12/31/21	12.57	0.22	(0.85)	(0.63)	—	—	11.94	(5.01)	4,955	64	(c)	0.27	0.70	1.81
12/31/20	11.44	0.16	0.97	1.13	—	—	12.57	9.88	3,664	88	(c)	0.26	0.70	1.37
12/31/19	10.61	0.21	0.62	0.83	—	—	11.44	7.82	2,381	110	(c)	0.23	0.72	1.84
12/31/18	10.85	0.32	(0.47)	(0.15)	(0.09)	—	10.61	(1.39)	1,313	78	(c)	0.23	0.75	3.01

JNL/American Funds Global Growth Fund(a)(d)
Class A
12/31/22	26.35	0.06	(6.66)	(6.60)	—	—	19.75	(25.05)	703,263	29		0.62	1.05	0.30
12/31/21	22.70	0.01	3.64	3.65	—	—	26.35	16.08	985,836	18		0.55	1.05	0.05
12/31/20	17.45	0.02	5.23	5.25	—	—	22.70	30.09	751,772	17		0.56	1.06	0.09
12/31/19	12.93	0.16	4.36	4.52	—	—	17.45	34.96	454,045	14		0.54	1.07	1.05
12/31/18	14.59	0.09	(1.44)	(1.35)	(0.04)	(0.27)	12.93	(9.31)	222,402	25		0.50	1.10	0.59

Class I
12/31/22	26.67	0.13	(6.75)	(6.62)	—	—	20.05	(24.82)	18,835	29		0.32	0.75	0.61
12/31/21	22.90	0.09	3.68	3.77	—	—	26.67	16.46	26,529	18		0.25	0.75	0.37
12/31/20	17.56	0.08	5.26	5.34	—	—	22.90	30.41	15,648	17		0.26	0.76	0.44
12/31/19	12.97	0.24	4.35	4.59	—	—	17.56	35.39	7,327	14		0.24	0.77	1.52
12/31/18	14.61	0.20	(1.51)	(1.31)	(0.06)	(0.27)	12.97	(9.03)	2,867	25		0.20	0.80	1.40

JNL/American Funds Global Small Capitalization Fund(a)(e)
Class A
12/31/22	22.85	(0.10)	(6.71)	(6.81)	—	—	16.04	(29.80)	606,245	40		0.58	1.05	(0.58)
12/31/21	21.48	(0.13)	1.50	1.37	—	—	22.85	6.38	915,287	29		0.55	1.05	(0.55)
12/31/20	16.61	(0.06)	4.93	4.87	—	—	21.48	29.32	881,265	38		0.55	1.05	(0.35)
12/31/19	12.67	(0.02)	3.96	3.94	—	—	16.61	31.10	752,787	50		0.55	1.07	(0.16)
12/31/18	14.31	(0.03)	(1.50)	(1.53)	(0.02)	(0.09)	12.67	(10.77)	618,162	43		0.55	1.10	(0.21)

Class I
12/31/22	23.39	(0.05)	(6.87)	(6.92)	—	—	16.47	(29.59)	9,653	40		0.28	0.75	(0.28)
12/31/21	21.92	(0.06)	1.53	1.47	—	—	23.39	6.71	13,636	29		0.25	0.75	(0.25)
12/31/20	16.89	(0.01)	5.04	5.03	—	—	21.92	29.78	7,815	38		0.25	0.75	(0.06)
12/31/19	12.85	0.03	4.01	4.04	—	—	16.89	31.44	5,022	50		0.25	0.77	0.19
12/31/18	14.48	0.04	(1.55)	(1.51)	(0.03)	(0.09)	12.85	(10.48)	2,689	43		0.25	0.80	0.30

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Capital World Bond Fund - Class A: December 31, 2022: 1.05%, 1.48%, (0.76%); December 31, 2021: 1.07%, 1.50%, 0.84%; December 31, 2020: 1.08%, 1.52%, 0.36%; December 31, 2019: 1.11%, 1.60%, 0.69%; December 31, 2018: 1.10%, 1.62%, 1.20%. JNL/American Funds Capital World Bond Fund - Class I: December 31, 2022: 0.75%, 1.18%, (0.47%); December 31, 2021: 0.77%, 1.20%, 1.31%; December 31, 2020: 0.78%, 1.22%, 0.85%; December 31, 2019: 0.81%, 1.30%, 1.26%; December 31, 2018: 0.80%, 1.32%, 2.44%.

(c)	Portfolio turnover including dollar roll transactions for JNL/American Funds Capital World Bond Fund's Master Fund was 125%, 159%, 145%, 91%, and 188% in 2018, 2019, 2020, 2021 and 2022, respectively.
(d)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Global Growth Fund - Class A: December 31, 2022: 1.08%, 1.51%, (0.16%); December 31, 2021: 1.09%, 1.59%, (0.49)%; December 31, 2020: 1.12%, 1.62%, (0.47)%; December 31, 2019: 1.10%, 1.63%, 0.49%; December 31, 2018: 1.05%, 1.65%, 0.04%. JNL/American Funds Global Growth Fund - Class I: December 31, 2022: 0.78%, 1.21%, 0.15%; December 31, 2021: 0.79%, 1.29%, (0.17)%; December 31, 2020: 0.82%, 1.32%, (0.12)%; December 31, 2019: 0.80%, 1.33%, 0.96%; December 31, 2018: 0.75%, 1.35%, 0.85%.

(e)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Global Small Capitalization Fund - Class A: December 31, 2022: 1.27%, 1.74%, (1.27%); December 31, 2021: 1.29%, 1.79%, (1.29)%; December 31, 2020: 1.30%, 1.80%, (1.10)%; December 31, 2019: 1.30%, 1.82%, (0.91)%; December 31, 2018: 1.28%, 1.83%, (0.94)%. JNL/American Funds Global Small Capitalization Fund - Class I: December 31, 2022: 0.97%, 1.44%, (0.97%); December 31, 2021: 0.99%, 1.49%, (0.99)%; December 31, 2020: 1.00%, 1.50%, (0.81)%; December 31, 2019: 1.00%, 1.52%, (0.56)%; December 31, 2018: 0.98%, 1.53%, (0.43)%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds Growth Fund(a)(b)
Class A
12/31/22	51.27	0.02	(15.48)	(15.46)	—	—	35.81	(30.15)	3,304,086	29	0.56	1.01	0.04
12/31/21	42.16	(0.03)	9.14	9.11	—	—	51.27	21.61	4,479,365	25	0.56	1.01	(0.05)
12/31/20	27.81	0.01	14.34	14.35	—	—	42.16	51.60	3,076,624	32	0.58	1.03	0.04
12/31/19	21.34	0.13	6.34	6.47	—	—	27.81	30.32	1,195,026	21	0.60	1.08	0.53
12/31/18	21.47	0.06	(0.19)	(0.13)	—	—	21.34	(0.61)	558,674	35	0.60	1.15	0.25

Class I
12/31/22	51.96	0.15	(15.71)	(15.56)	—	—	36.40	(29.95)	66,531	29	0.26	0.71	0.36
12/31/21	42.60	(0.16)	9.52	9.36	—	—	51.96	21.97	83,443	25	0.26	0.71	(0.33)
12/31/20	28.02	0.11	14.47	14.58	—	—	42.60	52.03	51,111	32	0.28	0.73	0.34
12/31/19	21.43	0.21	6.38	6.59	—	—	28.02	30.75	20,257	21	0.30	0.78	0.85
12/31/18	21.50	0.22	(0.29)	(0.07)	—	—	21.43	(0.33)	9,468	35	0.30	0.85	0.93

JNL/American Funds Growth-Income Fund(a)(c)
Class A
12/31/22	38.22	0.30	(6.73)	(6.43)	—	—	31.79	(16.82)	8,441,976	25	0.63	0.93	0.90
12/31/21	30.91	0.26	7.05	7.31	—	—	38.22	23.65	10,486,513	24	0.63	0.93	0.74
12/31/20	27.33	0.26	3.32	3.58	—	—	30.91	13.10	8,561,939	33	0.64	0.94	0.98
12/31/19	21.75	0.32	5.26	5.58	—	—	27.33	25.66	7,777,472	27	0.64	0.96	1.30
12/31/18	22.23	0.25	(0.73)	(0.48)	—	—	21.75	(2.16)	6,115,179	39	0.64	0.99	1.07

Class I
12/31/22	39.10	0.41	(6.89)	(6.48)	—	—	32.62	(16.57)	107,171	25	0.33	0.63	1.21
12/31/21	31.53	0.40	7.17	7.57	—	—	39.10	24.01	127,876	24	0.33	0.63	1.13
12/31/20	27.79	0.40	3.34	3.74	—	—	31.53	13.46	87,382	33	0.34	0.64	1.44
12/31/19	22.05	0.47	5.27	5.74	—	—	27.79	26.03	54,642	27	0.34	0.66	1.87
12/31/18	22.47	0.64	(1.06)	(0.42)	—	—	22.05	(1.87)	25,291	39	0.34	0.69	2.69

JNL/American Funds International Fund(a)(d)
Class A
12/31/22	17.27	0.19	(3.83)	(3.64)	—	—	13.63	(21.08)	1,354,785	42	0.64	1.14	1.32
12/31/21	17.59	0.36	(0.68)	(0.32)	—	—	17.27	(1.82)	1,828,116	44	0.63	1.13	2.02
12/31/20	15.49	0.04	2.06	2.10	—	—	17.59	13.56	1,937,861	40	0.63	1.13	0.26
12/31/19	12.65	0.15	2.69	2.84	—	—	15.49	22.45	1,932,025	32	0.63	1.15	1.03
12/31/18	14.92	0.19	(2.20)	(2.01)	(0.13)	(0.13)	12.65	(13.53)	1,726,176	29	0.63	1.18	1.28

Class I
12/31/22	17.63	0.25	(3.93)	(3.68)	—	—	13.95	(20.87)	14,865	42	0.34	0.84	1.69
12/31/21	17.91	0.48	(0.76)	(0.28)	—	—	17.63	(1.56)	17,376	44	0.33	0.83	2.61
12/31/20	15.72	0.10	2.09	2.19	—	—	17.91	13.93	14,166	40	0.33	0.83	0.65
12/31/19	12.80	0.22	2.70	2.92	—	—	15.72	22.81	10,433	32	0.33	0.85	1.51
12/31/18	15.07	0.41	(2.40)	(1.99)	(0.15)	(0.13)	12.80	(13.22)	6,929	29	0.33	0.88	2.88

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Growth Fund - Class A: December 31, 2022: 0.91%, 1.36%, (0.31%); December 31, 2021: 0.90%, 1.35%, (0.39)%; December 31, 2020: 0.93%, 1.38%, (0.31)%; December 31, 2019: 0.95%, 1.43%, 0.18%; December 31, 2018: 0.94%, 1.49%, (0.09)%. JNL/American Funds Growth Fund - Class I: December 31, 2022: 0.61%, 1.06%, 0.01%; December 31, 2021: 0.60%, 1.05%, (0.67)%; December 31, 2020: 0.63%, 1.08%, (0.01)%; December 31, 2019: 0.65%, 1.13%, 0.50%; December 31, 2018: 0.64%, 1.19%, 0.59%.

(c)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Growth-Income Fund - Class A: December 31, 2022: 0.92%, 1.22%, 0.61%; December 31, 2021: 0.92%, 1.22%, 0.45%; December 31, 2020: 0.93%, 1.23%, 0.69%; December 31, 2019: 0.93%, 1.25%, 1.01%; December 31, 2018: 0.92%, 1.27%, 0.79%. JNL/American Funds Growth-Income Fund - Class I: December 31, 2022: 0.62%, 0.92%, 0.92%; December 31, 2021: 0.62%, 0.92%, 0.84%; December 31, 2020: 0.63%, 0.93%, 1.15%; December 31, 2019: 0.63%, 0.95%, 1.58%; December 31, 2018: 0.62%, 0.97%, 2.41%.

(d)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds International Fund - Class A: December 31, 2022: 1.18%, 1.68%, 0.78%; December 31, 2021: 1.18%, 1.68%, 1.47%; December 31, 2020: 1.18%, 1.68%, (0.29)%; December 31, 2019: 1.17%, 1.69%, 0.49%; December 31, 2018: 1.16%, 1.71%, 0.75%. JNL/American Funds International Fund - Class I: December 31, 2022: 0.88%, 1.38%, 1.15%; December 31, 2021: 0.88%, 1.38%, 2.06%; December 31, 2020: 0.88%, 1.38%, 0.10%; December 31, 2019: 0.87%, 1.39%, 0.97%; December 31, 2018: 0.86%, 1.41%, 2.35%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations				Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)		Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds New World Fund(a)(b)
Class A
12/31/22	18.51	0.13		(4.28)	(4.15)	—	—	14.36	(22.42)	1,285,794	40		0.69	1.34	0.87
12/31/21	17.72	0.08		0.71	0.79	—	—	18.51	4.46	1,742,316	43		0.68	1.33	0.42
12/31/20	14.40	(0.06)		3.38	3.32	—	—	17.72	23.06	1,646,066	70		0.68	1.34	(0.43)
12/31/19	11.19	0.07		3.14	3.21	—	—	14.40	28.69	1,468,591	38		0.64	1.36	0.55
12/31/18	13.16	0.06		(1.95)	(1.89)	(0.07)	(0.01)	11.19	(14.41)	1,209,431	58		0.64	1.39	0.48

Class I
12/31/22	18.87	0.19		(4.38)	(4.19)	—	—	14.68	(22.20)	24,971	40		0.39	1.04	1.24
12/31/21	18.01	0.15		0.71	0.86	—	—	18.87	4.78	30,047	43		0.38	1.03	0.80
12/31/20	14.59	(0.02)		3.44	3.42	—	—	18.01	23.44	21,146	70		0.38	1.04	(0.12)
12/31/19	11.31	0.14		3.14	3.28	—	—	14.59	29.00	12,999	38		0.34	1.06	1.03
12/31/18	13.28	0.18		(2.05)	(1.87)	(0.09)	(0.01)	11.31	(14.10)	6,532	58		0.34	1.09	1.49

JNL/American Funds Washington Mutual Investors Fund(a)(c)
Class A
12/31/22	33.61	0.45		(3.44)	(2.99)	—	—	30.62	(8.90)	3,451,516	30		0.66	0.96	1.47
12/31/21	26.40	0.31		6.90	7.21	—	—	33.61	27.31	3,975,111	90		0.64	0.96	1.04
12/31/20	24.35	0.32		1.73	2.05	—	—	26.40	8.42	3,305,413	40		0.59	0.97	1.38
12/31/19	20.13	0.37		3.85	4.22	—	—	24.35	20.96	3,286,576	37		0.59	0.98	1.66
12/31/18	22.12	0.34		(2.33)	(1.99)	—	—	20.13	(9.00)	2,919,769	49		0.58	1.01	1.54

Class I
12/31/22	34.39	0.60		(3.57)	(2.97)	—	—	31.42	(8.64)	41,226	30		0.36	0.66	1.90
12/31/21	26.93	0.44		7.02	7.46	—	—	34.39	27.70	39,478	90		0.34	0.66	1.43
12/31/20	24.77	0.46		1.70	2.16	—	—	26.93	8.72	23,182	40		0.29	0.67	1.96
12/31/19	20.41	0.57		3.79	4.36	—	—	24.77	21.36	14,963	37		0.29	0.68	2.53
12/31/18	22.36	0.80		(2.75)	(1.95)	—	—	20.41	(8.72)	6,282	49		0.28	0.71	3.58

JNL/Mellon Bond Index Fund(d)(e)(f)
Class A
12/31/22	12.63	(0.06)		(1.65)	(1.71)	—	—	10.92	(13.54)	995,894	104	(g)	0.49	0.56	(0.49)
12/31/21	12.91	(0.00)	(h)	(0.28)	(0.28)	—	—	12.63	(2.17)	1,294,812	33	(g)	0.51	0.56	(0.03)
12/31/20	12.06	0.20		0.65	0.85	—	—	12.91	7.05	1,158,877	81	(g)	0.56	0.56	1.58
12/31/19	11.43	0.27		0.64	0.91	(0.28)	—	12.06	7.93	942,401	62	(g)	0.56	0.56	2.24
12/31/18	11.75	0.25		(0.32)	(0.07)	(0.25)	—	11.43	(0.57)	850,576	83	(g)	0.57	0.57	2.21

Class I
12/31/22	13.20	(0.02)		(1.73)	(1.75)	—	—	11.45	(13.26)	20,567	104	(g)	0.19	0.26	(0.19)
12/31/21	13.44	0.18		(0.42)	(0.24)	—	—	13.20	(1.79)	25,144	33	(g)	0.25	0.26	1.35
12/31/20	12.53	0.25		0.66	0.91	—	—	13.44	7.26	264,938	81	(g)	0.26	0.26	1.90
12/31/19	11.85	0.32		0.67	0.99	(0.31)	—	12.53	8.37	267,955	62	(g)	0.26	0.26	2.54
12/31/18	12.17	0.30		(0.34)	(0.04)	(0.28)	—	11.85	(0.28)	231,758	83	(g)	0.27	0.27	2.51

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds New World Fund - Class A: December 31, 2022: 1.26%, 1.91%, 0.30%; December 31, 2021: 1.24%, 1.89%, (0.14)%; December 31, 2020: 1.32%, 1.98%, (1.07)%; December 31, 2019: 1.40%, 2.12%, (0.21)%; December 31, 2018: 1.41%, 2.16%, (0.29)%. JNL/American Funds New World Fund - Class I: December 31, 2022: 0.96%, 1.61%, 0.67%; December 31, 2021: 0.94%, 1.59%, 0.24%; December 31, 2020: 1.02%, 1.68%, (0.76)%; December 31, 2019: 1.10%, 1.82%, 0.27%; December 31, 2018: 1.11%, 1.86%, 0.72%.

(c)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Washington Mutual Investors Fund - Class A: December 31, 2022: 0.92%, 1.22%, 1.21%; December 31, 2021: 0.95%, 1.27%, 0.73%; December 31, 2020: 1.02%, 1.40%, 0.95%; December 31, 2019: 1.01%, 1.40%, 1.24%; December 31, 2018: 0.99%, 1.42%, 1.13%. JNL/American Funds Washington Mutual Investors Fund - Class I: December 31, 2022: 0.62%, 0.92%, 1.64%; December 31, 2021: 0.65%, 0.97%, 1.12%; December 31, 2020: 0.72%, 1.10%, 1.53%; December 31, 2019: 0.71%, 1.10%, 2.11%; December 31, 2018: 0.69%, 1.12%, 3.17%.

(d)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Mellon Bond Index Fund - Class A: December 31, 2022: 0.56%, 0.63%, (0.56%); December 31, 2021: 0.56%, 0.61%, (0.08)%. JNL/Mellon Bond Index Fund - Class I: December 31, 2022: 0.26%, 0.33%, (0.26%); December 31, 2021: 0.30%, 0.31%, 1.30%.

(e)	Effective April 26, 2021, the Fund became a feeder fund. Prior to April 26, 2021, the Fund was a Sub-Advised Fund.
(f)

The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Series Trust Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(g)	Portfolio turnover including dollar roll transactions for JNL/Mellon Bond Index Fund was 121%, 107%, 140% ,105% and 204% in 2018, 2019, 2020, 2021 and 2022 respectively.
(h)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Emerging Markets Index Fund(a)(b)(c)
Class A
12/31/22	12.39	(0.06)	(2.29)	(2.35)	—	—	10.04	(18.97)	801,260	7	0.57	0.72	(0.57)
12/31/21	12.84	(0.01)	(0.44)	(0.45)	—	—	12.39	(3.50)	1,049,682	19	0.62	0.72	(0.09)
12/31/20	11.30	0.14	1.78	1.92	(0.38)	—	12.84	17.10	1,128,963	11	0.74	0.74	1.35
12/31/19	9.79	0.22	1.52	1.74	(0.23)	—	11.30	17.89	1,169,784	12	0.73	0.73	2.09
12/31/18	11.78	0.21	(2.01)	(1.80)	(0.19)	—	9.79	(15.24)	1,085,666	13	0.74	0.74	1.84

Class I
12/31/22	12.51	(0.02)	(2.31)	(2.33)	—	—	10.18	(18.63)	16,022	7	0.22	0.42	(0.22)
12/31/21	12.92	0.03	(0.44)	(0.41)	—	—	12.51	(3.17)	19,232	19	0.26	0.42	0.23
12/31/20	11.36	0.17	1.81	1.98	(0.42)	—	12.92	17.55	14,781	11	0.40	0.44	1.59
12/31/19	9.85	0.25	1.52	1.77	(0.26)	—	11.36	18.20	8,648	12	0.43	0.43	2.37
12/31/18	11.85	0.29	(2.07)	(1.78)	(0.22)	—	9.85	(15.00)	4,538	13	0.44	0.44	2.48

JNL/Mellon International Index Fund(b)(c)(d)
Class A
12/31/22	15.72	0.30	(2.53)	(2.23)	(0.03)	(0.33)	13.13	(14.20)	2,075,890	2	0.51	0.61	2.21
12/31/21	14.23	0.02	1.47	1.49	—	—	15.72	10.47	2,590,032	6	0.53	0.61	0.10
12/31/20	13.80	0.23	0.82	1.05	(0.47)	(0.15)	14.23	7.70	1,453,177	3	0.63	0.63	1.78
12/31/19	11.95	0.36	2.15	2.51	(0.37)	(0.29)	13.80	21.21	1,514,294	4	0.63	0.63	2.69
12/31/18	15.59	0.38	(2.49)	(2.11)	(0.51)	(1.02)	11.95	(13.91)	1,356,826	2	0.63	0.63	2.57

Class I
12/31/22	16.53	0.37	(2.66)	(2.29)	(0.08)	(0.33)	13.83	(13.91)	50,505	2	0.21	0.31	2.64
12/31/21	14.92	0.31	1.30	1.61	—	—	16.53	10.79	55,074	6	0.30	0.32	1.95
12/31/20	14.44	0.28	0.86	1.14	(0.51)	(0.15)	14.92	8.02	280,274	3	0.33	0.33	2.08
12/31/19	12.48	0.40	2.26	2.66	(0.41)	(0.29)	14.44	21.57	290,707	4	0.33	0.33	2.88
12/31/18	16.21	0.45	(2.61)	(2.16)	(0.55)	(1.02)	12.48	(13.66)	223,912	2	0.33	0.33	2.90

JNL/Mellon S&P 400 MidCap Index Fund(b)(c)(e)
Class A
12/31/22	31.53	(0.13)	(4.14)	(4.27)	—	—	27.26	(13.54)	2,999,247	12	0.46	0.54	(0.46)
12/31/21	25.40	(0.05)	6.18	6.13	—	—	31.53	24.13	3,778,288	13	0.49	0.54	(0.18)
12/31/20	22.48	0.21	2.71	2.92	—	—	25.40	12.99	3,147,797	27	0.56	0.56	1.02
12/31/19	17.90	0.22	4.36	4.58	—	—	22.48	25.59	2,906,819	18	0.56	0.56	1.08
12/31/18	21.66	0.22	(2.62)	(2.40)	(0.19)	(1.17)	17.90	(11.60)	2,427,722	16	0.56	0.56	1.02

Class I
12/31/22	32.48	(0.05)	(4.26)	(4.31)	—	—	28.17	(13.27)	66,791	12	0.16	0.24	(0.16)
12/31/21	26.08	0.16	6.24	6.40	—	—	32.48	24.54	71,747	13	0.23	0.25	0.53
12/31/20	23.01	0.28	2.79	3.07	—	—	26.08	13.34	299,838	27	0.26	0.26	1.32
12/31/19	18.28	0.29	4.44	4.73	—	—	23.01	25.88	301,617	18	0.26	0.26	1.39
12/31/18	22.06	0.29	(2.66)	(2.37)	(0.24)	(1.17)	18.28	(11.27)	215,905	16	0.26	0.26	1.31

(a)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Mellon Emerging Markets Index Fund - Class A: December 31, 2022: 0.73%, 0.88%, (0.73%); December 31, 2021: 0.74%, 0.84%, (0.23)%. JNL/Mellon Emerging Markets Index Fund - Class I: December 31, 2022: 0.38%, 0.58%, (0.38%); December 31, 2021: 0.38%, 0.53%, 0.08%.

(b)	Effective April 26, 2021, the Fund became a feeder fund. Prior to April 26, 2021, the Fund was a Sub-Advised Fund.
(c)

The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Series Trust Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(d)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Mellon International Index Fund - Class A: December 31, 2022: 0.61%, 0.71%, 2.11%; December 31, 2021: 0.61%, 0.69%, 0.02%. JNL/Mellon International Index Fund - Class I: December 31, 2022: 0.31%, 0.41%, 2.54%; December 31, 2021: 0.38%, 0.41%, 1.87%.

(e)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Mellon S&P 400 MidCap Index Fund - Class A: December 31, 2022: 0.56%, 0.64%, (0.56%); December 31, 2021: 0.57%, 0.62%, (0.23)%. JNL/Mellon S&P 400 MidCap Index Fund - Class I: December 31, 2022: 0.26%, 0.34%, (0.26%); December 31, 2021: 0.31%, 0.34%, 0.49%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Small Cap Index Fund(a)(b)(c)
Class A
12/31/22	27.28	(0.11)	(4.43)	(4.54)	—	—	22.74	(16.64)	2,277,127	23	0.46	0.54	(0.46)
12/31/21	21.63	(0.04)	5.69	5.65	—	—	27.28	26.12	2,916,059	20	0.49	0.55	(0.17)
12/31/20	19.52	0.15	1.96	2.11	—	—	21.63	10.81	2,384,433	26	0.57	0.57	0.90
12/31/19	15.97	0.17	3.38	3.55	—	—	19.52	22.23	2,312,325	29	0.57	0.57	0.96
12/31/18	19.71	0.18	(1.70)	(1.52)	(0.18)	(2.04)	15.97	(8.92)	1,948,239	34	0.56	0.56	0.88

Class I
12/31/22	28.09	(0.04)	(4.56)	(4.60)	—	—	23.49	(16.38)	53,909	23	0.16	0.24	(0.16)
12/31/21	22.21	0.15	5.73	5.88	—	—	28.09	26.47	64,789	20	0.23	0.25	0.59
12/31/20	19.98	0.21	2.02	2.23	—	—	22.21	11.16	293,522	26	0.27	0.27	1.20
12/31/19	16.30	0.23	3.45	3.68	—	—	19.98	22.58	298,749	29	0.27	0.27	1.27
12/31/18	20.06	0.24	(1.73)	(1.49)	(0.23)	(2.04)	16.30	(8.66)	210,564	34	0.26	0.26	1.17

JNL Aggressive Growth Allocation Fund
Class A
12/31/22	19.69	(0.02)	(3.88)	(3.90)	—	—	15.79	(19.81)	1,338,935	24	0.45	0.45	(0.11)
12/31/21	17.06	(0.02)	2.65	2.63	—	—	19.69	15.42	1,811,184	12	0.45	0.45	(0.09)
12/31/20	14.66	0.06	2.34	2.40	—	—	17.06	16.37	1,635,883	18	0.45	0.45	0.42
12/31/19	11.63	0.02	3.01	3.03	—	—	14.66	26.05	1,518,439	17	0.45	0.45	0.12
12/31/18	12.99	0.05	(1.41)	(1.36)	—	—	11.63	(10.47)	1,332,619	40	0.45	0.45	0.41

Class I
12/31/22	19.94	0.03	(3.94)	(3.91)	—	—	16.03	(19.61)	13,056	24	0.15	0.15	0.20
12/31/21	17.23	0.05	2.66	2.71	—	—	19.94	15.73	16,062	12	0.15	0.15	0.24
12/31/20	14.76	0.12	2.35	2.47	—	—	17.23	16.73	11,031	18	0.15	0.15	0.83
12/31/19	11.68	0.07	3.01	3.08	—	—	14.76	26.37	8,400	17	0.15	0.15	0.50
12/31/18	13.00	0.13	(1.45)	(1.32)	—	—	11.68	(10.15)	3,943	40	0.15	0.15	1.05

JNL Conservative Allocation Fund
Class A
12/31/22	14.40	(0.05)	(1.85)	(1.90)	—	—	12.50	(13.19)	586,691	21	0.47	0.47	(0.39)
12/31/21	13.88	(0.06)	0.58	0.52	—	—	14.40	3.75	772,404	25	0.47	0.47	(0.40)
12/31/20	12.91	(0.05)	1.02	0.97	—	—	13.88	7.51	795,519	48	0.48	0.48	(0.39)
12/31/19	11.48	0.12	1.31	1.43	—	—	12.91	12.46	461,856	32	0.48	0.49	0.99
12/31/18	11.85	0.16	(0.53)	(0.37)	—	—	11.48	(3.12)	345,579	35	0.50	0.50	1.40

Class I
12/31/22	14.58	(0.01)	(1.87)	(1.88)	—	—	12.70	(12.89)	6,091	21	0.17	0.17	(0.09)
12/31/21	14.01	(0.01)	0.58	0.57	—	—	14.58	4.07	7,338	25	0.17	0.17	(0.10)
12/31/20	12.99	(0.01)	1.03	1.02	—	—	14.01	7.85	6,096	48	0.18	0.18	(0.09)
12/31/19	11.52	0.21	1.26	1.47	—	—	12.99	12.76	3,212	32	0.18	0.19	1.71
12/31/18	11.86	0.31	(0.65)	(0.34)	—	—	11.52	(2.87)	431	35	0.19	0.20	2.65

(a)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Mellon Small Cap Index Fund - Class A: December 31, 2022: 0.56%, 0.64%, (0.56%); December 31, 2021: 0.57%, 0.63%, (0.21)%. JNL/Mellon Small Cap Index Fund - Class I: December 31, 2022: 0.26%, 0.34%, (0.26%); December 31, 2021: 0.32%, 0.34%, 0.54%.

(b)	Effective April 26, 2021, the Fund became a feeder fund. Prior to April 26, 2021, the Fund was a Sub-Advised Fund.
(c)

The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Series Trust Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL Growth Allocation Fund
Class A
12/31/22	19.90	(0.02)	(3.69)	(3.71)	—	—	16.19	(18.64)		2,872,055	24	0.44	0.44	(0.10)
12/31/21	17.59	(0.03)	2.34	2.31	—	—	19.90	13.13		2,690,208	12	0.44	0.44	(0.14)
12/31/20	15.25	0.04	2.30	2.34	—	—	17.59	15.34		2,505,592	22	0.45	0.45	0.28
12/31/19	12.33	0.03	2.89	2.92	—	—	15.25	23.68		2,416,794	13	0.44	0.44	0.23
12/31/18	13.56	0.07	(1.30)	(1.23)	—	—	12.33	(9.07)		2,147,880	34	0.44	0.44	0.51

Class I
12/31/22	20.16	0.03	(3.74)	(3.71)	—	—	16.45	(18.40)		17,924	24	0.14	0.14	0.19
12/31/21	17.76	0.03	2.37	2.40	—	—	20.16	13.51		18,538	12	0.14	0.14	0.17
12/31/20	15.35	0.10	2.31	2.41	—	—	17.76	15.70		14,620	22	0.15	0.15	0.65
12/31/19	12.38	0.08	2.89	2.97	—	—	15.35	23.99		11,688	13	0.14	0.14	0.57
12/31/18	13.58	0.19	(1.39)	(1.20)	—	—	12.38	(8.84)		5,905	34	0.14	0.14	1.38

JNL Moderate Allocation Fund
Class A
12/31/22	17.28	(0.04)	(2.50)	(2.54)	—	—	14.74	(14.70)		2,111,337	18	0.44	0.44	(0.29)
12/31/21	16.09	(0.05)	1.24	1.19	—	—	17.28	7.40		2,742,062	10	0.44	0.44	(0.28)
12/31/20	14.47	(0.01)	1.63	1.62	—	—	16.09	11.20		2,744,458	27	0.45	0.45	(0.04)
12/31/19	12.51	0.10	1.86	1.96	—	—	14.47	15.67		611,892	22	0.48	0.48	0.74
12/31/18	13.16	0.13	(0.78)	(0.65)	—	—	12.51	(4.94)		492,913	31	0.49	0.50	0.99

Class I
12/31/22	17.51	0.00	(2.53)	(2.53)	—	—	14.98	(14.45)		9,955	18	0.14	0.14	0.01
12/31/21	16.25	0.00	1.26	1.26	—	—	17.51	7.75		16,802	10	0.14	0.14	0.03
12/31/20	14.56	0.04	1.65	1.69	—	—	16.25	11.61		13,677	27	0.15	0.15	0.27
12/31/19	12.55	0.22	1.79	2.01	—	—	14.56	16.02		5,976	22	0.18	0.18	1.59
12/31/18	13.17	0.25	(0.87)	(0.62)	—	—	12.55	(4.71)		2,621	31	0.19	0.20	1.94

JNL Moderate Growth Allocation Fund
Class A
12/31/22	19.02	(0.04)	(2.96)	(3.00)	—	—	16.02	(15.77)	(a)	3,773,388	20	0.44	0.44	(0.22)
12/31/21	17.25	(0.04)	1.81	1.77	—	—	19.02	10.26		5,043,334	10	0.43	0.43	(0.21)
12/31/20	15.30	0.02	1.93	1.95	—	—	17.25	12.75		5,015,320	30	0.44	0.44	0.16
12/31/19	12.80	0.06	2.44	2.50	—	—	15.30	19.53		2,368,779	17	0.44	0.44	0.45
12/31/18	13.71	0.11	(1.02)	(0.91)	—	—	12.80	(6.64)		2,159,584	29	0.44	0.44	0.79

Class I
12/31/22	19.27	0.02	(3.01)	(2.99)	—	—	16.28	(15.52)	(a)	11,397	20	0.14	0.14	0.11
12/31/21	17.43	0.02	1.82	1.84	—	—	19.27	10.56		11,257	10	0.13	0.13	0.12
12/31/20	15.40	0.07	1.96	2.03	—	—	17.43	13.18		7,961	30	0.14	0.14	0.47
12/31/19	12.85	0.14	2.41	2.55	—	—	15.40	19.84		4,297	17	0.14	0.14	0.97
12/31/18	13.72	0.25	(1.12)	(0.87)	—	—	12.85	(6.34)		1,895	29	0.14	0.14	1.88

(a)

Total return for the Fund includes class action settlement proceeds. The return for Class A and Class I, respectively, without the class action settlement proceeds was as follows: JNL Moderate Growth Allocation Fund: (15.83)% and (15.57)%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds Growth Allocation Fund
Class A
12/31/22	26.00	0.29	(5.31)	(5.02)	—	—	20.98	(19.31)	3,228,401	13	0.63	0.63	1.30
12/31/21	22.88	0.17	2.95	3.12	—	—	26.00	13.64	4,149,730	47	0.63	0.63	0.68
12/31/20	19.06	0.17	3.65	3.82	—	—	22.88	20.04	3,498,159	18	0.64	0.64	0.85
12/31/19	15.45	0.24	3.37	3.61	—	—	19.06	23.37	2,808,536	19	0.64	0.64	1.36
12/31/18	16.33	0.20	(1.08)	(0.88)	—	—	15.45	(5.39)	2,277,300	14	0.64	0.64	1.19

Class I
12/31/22	26.35	0.37	(5.39)	(5.02)	—	—	21.33	(19.05)	41,700	13	0.33	0.33	1.66
12/31/21	23.12	0.26	2.97	3.23	—	—	26.35	13.97	48,924	47	0.33	0.33	1.05
12/31/20	19.20	0.30	3.62	3.92	—	—	23.12	20.42	31,660	18	0.34	0.34	1.52
12/31/19	15.52	0.31	3.37	3.68	—	—	19.20	23.71	16,654	19	0.34	0.34	1.75
12/31/18	16.35	0.40	(1.23)	(0.83)	—	—	15.52	(5.08)	9,327	14	0.34	0.34	2.44

JNL/American Funds Moderate Growth Allocation Fund
Class A
12/31/22	21.75	0.35	(4.10)	(3.75)	—	—	18.00	(17.24)	2,374,820	16	0.64	0.64	1.84
12/31/21	19.78	0.20	1.77	1.97	—	—	21.75	9.96	3,083,919	66	0.64	0.64	0.95
12/31/20	16.86	0.20	2.72	2.92	—	—	19.78	17.32	2,832,349	20	0.64	0.64	1.14
12/31/19	14.21	0.26	2.39	2.65	—	—	16.86	18.65	2,441,777	22	0.64	0.64	1.69
12/31/18	14.89	0.23	(0.91)	(0.68)	—	—	14.21	(4.57)	2,131,575	25	0.64	0.64	1.55

Class I
12/31/22	22.03	0.40	(4.14)	(3.74)	—	—	18.29	(16.98)	20,245	16	0.34	0.34	2.12
12/31/21	19.98	0.28	1.77	2.05	—	—	22.03	10.26	26,606	66	0.34	0.34	1.32
12/31/20	16.98	0.19	2.81	3.00	—	—	19.98	17.67	20,462	20	0.34	0.34	1.07
12/31/19	14.27	0.36	2.35	2.71	—	—	16.98	18.99	15,462	22	0.34	0.34	2.24
12/31/18	14.91	0.39	(1.03)	(0.64)	—	—	14.27	(4.29)	7,932	25	0.34	0.34	2.57

JNL/Goldman Sachs Managed Aggressive Growth Fund
Class A
12/31/22	36.70	(0.07)	(8.06)	(8.13)	—	—	28.57	(22.15)	1,972,728	24	0.44	0.44	(0.22)
12/31/21	31.55	(0.12)	5.27	5.15	—	—	36.70	16.32	2,764,501	7	0.44	0.44	(0.33)
12/31/20	26.27	(0.05)	5.33	5.28	—	—	31.55	20.10	2,556,014	15	0.45	0.45	(0.21)
12/31/19	20.72	(0.01)	5.56	5.55	—	—	26.27	26.79	2,323,412	13	0.45	0.45	(0.05)
12/31/18	22.21	0.10	(1.59)	(1.49)	—	—	20.72	(6.71)	1,998,398	11	0.44	0.44	0.43

Class I
12/31/22	37.18	0.02	(8.18)	(8.16)	—	—	29.02	(21.95)	10,745	24	0.14	0.14	0.08
12/31/21	31.86	(0.01)	5.33	5.32	—	—	37.18	16.70	17,774	7	0.14	0.14	(0.02)
12/31/20	26.45	0.02	5.39	5.41	—	—	31.86	20.45	12,732	15	0.15	0.15	0.07
12/31/19	20.80	0.08	5.57	5.65	—	—	26.45	27.16	11,399	13	0.15	0.15	0.32
12/31/18	22.23	0.32	(1.75)	(1.43)	—	—	20.80	(6.43)	5,471	11	0.14	0.14	1.41

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations				Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)		Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Goldman Sachs Managed Conservative Fund
Class A
12/31/22	16.43	(0.05)		(2.35)	(2.40)	—	—	14.03	(14.61)	848,466	26	0.46	0.46	(0.37)
12/31/21	15.84	(0.07)		0.66	0.59	—	—	16.43	3.72	1,153,647	9	0.45	0.45	(0.41)
12/31/20	14.56	(0.02)		1.30	1.28	—	—	15.84	8.79	1,225,287	31	0.46	0.46	(0.12)
12/31/19	13.11	0.11		1.34	1.45	—	—	14.56	11.06	1,206,602	19	0.45	0.45	0.81
12/31/18	13.42	0.19		(0.50)	(0.31)	—	—	13.11	(2.31)	1,221,090	12	0.45	0.45	1.44

Class I
12/31/22	16.61	(0.01)		(2.38)	(2.39)	—	—	14.22	(14.39)	2,925	26	0.16	0.16	(0.07)
12/31/21	15.95	(0.02)		0.68	0.66	—	—	16.61	4.14	2,270	9	0.15	0.15	(0.10)
12/31/20	14.62	0.02		1.31	1.33	—	—	15.95	9.10	1,977	31	0.16	0.16	0.17
12/31/19	13.13	0.23		1.26	1.49	—	—	14.62	11.35	2,084	19	0.15	0.15	1.66
12/31/18	13.44	0.53		(0.84)	(0.31)	—	—	13.13	(2.31)	565	12	0.15	0.15	4.00

JNL/Goldman Sachs Managed Growth Fund
Class A
12/31/22	29.99	(0.06)		(6.28)	(6.34)	—	—	23.65	(21.14)	4,086,945	23	0.43	0.43	(0.24)
12/31/21	26.20	(0.10)		3.89	3.79	—	—	29.99	14.47	5,774,474	8	0.43	0.43	(0.34)
12/31/20	22.07	(0.06)		4.19	4.13	—	—	26.20	18.71	5,669,291	18	0.43	0.43	(0.27)
12/31/19	17.74	(0.01)		4.34	4.33	—	—	22.07	24.41	5,466,360	15	0.43	0.43	(0.07)
12/31/18	18.86	0.12		(1.24)	(1.12)	—	—	17.74	(5.94)	4,919,498	13	0.43	0.43	0.62

Class I
12/31/22	30.37	0.02		(6.37)	(6.35)	—	—	24.02	(20.91)	18,862	23	0.13	0.13	0.07
12/31/21	26.45	(0.00)	(a)	3.92	3.92	—	—	30.37	14.82	23,033	8	0.13	0.13	(0.01)
12/31/20	22.22	0.01		4.22	4.23	—	—	26.45	19.04	14,635	18	0.13	0.13	0.05
12/31/19	17.81	0.05		4.36	4.41	—	—	22.22	24.76	8,149	15	0.13	0.13	0.24
12/31/18	18.87	0.32		(1.38)	(1.06)	—	—	17.81	(5.62)	4,423	13	0.13	0.13	1.66

JNL/Goldman Sachs Managed Moderate Fund
Class A
12/31/22	20.53	(0.05)		(3.34)	(3.39)	—	—	17.14	(16.51)	1,982,926	19	0.44	0.44	(0.28)
12/31/21	19.23	(0.07)		1.37	1.30	—	—	20.53	6.76	2,736,669	9	0.44	0.44	(0.36)
12/31/20	17.11	(0.04)		2.16	2.12	—	—	19.23	12.39	2,869,173	24	0.44	0.44	(0.22)
12/31/19	14.90	0.11		2.10	2.21	—	—	17.11	14.83	2,909,925	16	0.44	0.44	0.71
12/31/18	15.43	0.18		(0.71)	(0.53)	—	—	14.90	(3.43)	2,858,779	9	0.44	0.44	1.15

Class I
12/31/22	20.79	0.00		(3.38)	(3.38)	—	—	17.41	(16.26)	2,727	19	0.14	0.14	0.01
12/31/21	19.42	(0.01)		1.38	1.37	—	—	20.79	7.05	4,091	9	0.14	0.14	(0.07)
12/31/20	17.23	0.01		2.18	2.19	—	—	19.42	12.71	4,289	24	0.14	0.14	0.08
12/31/19	14.95	0.18		2.10	2.28	—	—	17.23	15.25	3,286	16	0.14	0.14	1.09
12/31/18	15.44	0.27		(0.76)	(0.49)	—	—	14.95	(3.17)	2,458	9	0.14	0.14	1.77

(a)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations				Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)		Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Goldman Sachs Managed Moderate Growth Fund
Class A
12/31/22	25.45	(0.06)		(4.76)	(4.82)	—	—	20.63	(18.94)	4,042,965	22	0.43	0.43	(0.28)
12/31/21	22.96	(0.09)		2.58	2.49	—	—	25.45	10.84	5,651,746	7	0.43	0.43	(0.35)
12/31/20	19.87	(0.06)		3.15	3.09	—	—	22.96	15.55	5,790,692	20	0.43	0.43	(0.30)
12/31/19	16.68	0.09		3.10	3.19	—	—	19.87	19.12	5,740,456	16	0.43	0.43	0.47
12/31/18	17.54	0.15		(1.01)	(0.86)	—	—	16.68	(4.90)	5,467,006	10	0.43	0.43	0.86

Class I
12/31/22	25.78	0.01		(4.83)	(4.82)	—	—	20.96	(18.70)	6,673	22	0.13	0.13	0.03
12/31/21	23.19	(0.01)		2.60	2.59	—	—	25.78	11.17	9,286	7	0.13	0.13	(0.03)
12/31/20	20.01	(0.00)	(a)	3.18	3.18	—	—	23.19	15.89	5,618	20	0.13	0.13	(0.01)
12/31/19	16.74	0.12		3.15	3.27	—	—	20.01	19.53	5,836	16	0.13	0.13	0.66
12/31/18	17.56	0.35		(1.17)	(0.82)	—	—	16.74	(4.67)	7,485	10	0.13	0.13	1.95

JNL iShares Tactical Growth Fund(b)
Class A
12/31/22	17.37	0.29		(2.94)	(2.65)	(0.21)	(0.97)	13.54	(15.35)	291,303	41	0.65	0.65	1.90
12/31/21	15.59	0.22		2.12	2.34	(0.17)	(0.39)	17.37	15.04	344,505	27	0.65	0.65	1.30
12/31/20	14.95	0.19		1.61	1.80	(0.28)	(0.88)	15.59	12.28	288,430	54	0.66	0.66	1.33
12/31/19	12.73	0.29		2.44	2.73	(0.24)	(0.27)	14.95	21.65	255,443	44	0.65	0.65	2.05
12/31/18	14.38	0.25		(1.55)	(1.30)	(0.19)	(0.16)	12.73	(9.12)	203,626	43	0.65	0.65	1.77

Class I
12/31/22	17.45	0.34		(2.96)	(2.62)	(0.26)	(0.97)	13.60	(15.12)	7,243	41	0.35	0.35	2.25
12/31/21	15.64	0.28		2.12	2.40	(0.20)	(0.39)	17.45	15.43	7,350	27	0.35	0.35	1.63
12/31/20	14.99	0.25		1.60	1.85	(0.32)	(0.88)	15.64	12.60	5,178	54	0.36	0.36	1.74
12/31/19	12.76	0.34		2.44	2.78	(0.28)	(0.27)	14.99	22.02	3,226	44	0.35	0.35	2.36
12/31/18	14.40	0.40		(1.66)	(1.26)	(0.22)	(0.16)	12.76	(8.85)	2,346	43	0.35	0.35	2.80

JNL iShares Tactical Moderate Fund(b)
Class A
12/31/22	13.61	0.28		(2.06)	(1.78)	(0.18)	(0.62)	11.03	(13.15)	184,798	39	0.65	0.65	2.31
12/31/21	13.00	0.20		0.79	0.99	(0.16)	(0.22)	13.61	7.64	214,552	34	0.65	0.65	1.47
12/31/20	12.59	0.20		0.89	1.09	(0.24)	(0.44)	13.00	8.68	187,572	58	0.65	0.65	1.57
12/31/19	11.37	0.28		1.34	1.62	(0.25)	(0.15)	12.59	14.38	153,063	55	0.65	0.65	2.27
12/31/18	12.29	0.26		(0.91)	(0.65)	(0.20)	(0.07)	11.37	(5.35)	127,965	54	0.65	0.65	2.16

Class I
12/31/22	13.69	0.33		(2.08)	(1.75)	(0.22)	(0.62)	11.10	(12.88)	7,392	39	0.35	0.35	2.66
12/31/21	13.06	0.25		0.80	1.05	(0.20)	(0.22)	13.69	8.01	8,027	34	0.35	0.35	1.84
12/31/20	12.64	0.24		0.89	1.13	(0.27)	(0.44)	13.06	8.98	4,953	58	0.35	0.35	1.91
12/31/19	11.41	0.32		1.35	1.67	(0.29)	(0.15)	12.64	14.74	1,911	55	0.35	0.35	2.62
12/31/18	12.32	0.42		(1.04)	(0.62)	(0.22)	(0.07)	11.41	(5.05)	1,111	54	0.35	0.35	3.46

(a)	Amount represents less than $0.005.
(b)	Ratios of net investment income and expenses to average net assets do not include the impact of underlying funds' expenses.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL iShares Tactical Moderate Growth Fund(a)
Class A
12/31/22	15.54	0.28	(2.49)	(2.21)	(0.20)	(0.71)	12.42	(14.36)	295,150	38	0.65	0.65	2.06
12/31/21	14.39	0.20	1.43	1.63	(0.18)	(0.30)	15.54	11.32	361,487	24	0.65	0.65	1.29
12/31/20	13.91	0.19	1.34	1.53	(0.29)	(0.76)	14.39	11.15	312,116	51	0.65	0.65	1.41
12/31/19	12.18	0.29	1.89	2.18	(0.26)	(0.19)	13.91	18.06	295,665	44	0.65	0.65	2.14
12/31/18	13.58	0.26	(1.23)	(0.97)	(0.22)	(0.21)	12.18	(7.28)	254,058	45	0.65	0.65	1.93

Class I
12/31/22	15.59	0.33	(2.51)	(2.18)	(0.24)	(0.71)	12.46	(14.09)	8,551	38	0.35	0.35	2.41
12/31/21	14.43	0.25	1.42	1.67	(0.21)	(0.30)	15.59	11.63	8,968	24	0.35	0.35	1.62
12/31/20	13.95	0.25	1.32	1.57	(0.33)	(0.76)	14.43	11.42	6,655	51	0.35	0.35	1.79
12/31/19	12.21	0.34	1.89	2.23	(0.30)	(0.19)	13.95	18.45	3,364	44	0.35	0.35	2.52
12/31/18	13.59	0.43	(1.35)	(0.92)	(0.25)	(0.21)	12.21	(6.91)	2,282	45	0.35	0.35	3.22

JNL/Vanguard Growth ETF Allocation Fund(a)
Class A
12/31/22	15.42	0.23	(2.79)	(2.56)	—	—	12.86	(16.60)	1,888,306	10	0.64	0.64	1.70
12/31/21	13.49	0.24	1.69	1.93	—	—	15.42	14.31	2,391,290	5	0.64	0.64	1.60
12/31/20	11.87	0.17	1.45	1.62	—	—	13.49	13.65	624,944	20	0.64	0.65	1.47
12/31/19	9.66	0.24	1.97	2.21	—	—	11.87	22.88	415,157	12	0.61	0.65	2.20
12/31/18	10.49	0.23	(1.06)	(0.83)	—	—	9.66	(7.91)	239,577	11	0.61	0.65	2.20

Class I
12/31/22	15.71	0.30	(2.85)	(2.55)	—	—	13.16	(16.23)	53,213	10	0.22	0.34	2.16
12/31/21	13.68	0.29	1.74	2.03	—	—	15.71	14.84	61,141	5	0.22	0.34	1.94
12/31/20	11.99	0.22	1.47	1.69	—	—	13.68	14.10	31,056	20	0.22	0.35	1.90
12/31/19	9.72	0.30	1.97	2.27	—	—	11.99	23.35	21,052	12	0.19	0.35	2.70
12/31/18	10.51	0.30	(1.09)	(0.79)	—	—	9.72	(7.52)	9,638	11	0.19	0.35	2.83

JNL/Vanguard Moderate ETF Allocation Fund(a)
Class A
12/31/22	13.18	0.22	(2.07)	(1.85)	—	—	11.33	(14.04)	490,545	17	0.65	0.65	1.90
12/31/21	12.39	0.18	0.61	0.79	—	—	13.18	6.38	577,561	20	0.65	0.65	1.43
12/31/20	11.30	0.18	0.91	1.09	—	—	12.39	9.65	476,960	28	0.64	0.66	1.61
12/31/19	9.76	0.27	1.27	1.54	—	—	11.30	15.78	322,337	20	0.60	0.65	2.49
12/31/18	10.23	0.25	(0.72)	(0.47)	—	—	9.76	(4.59)	143,012	17	0.60	0.65	2.45

Class I
12/31/22	13.43	0.28	(2.12)	(1.84)	—	—	11.59	(13.70)	18,485	17	0.22	0.35	2.37
12/31/21	12.56	0.25	0.62	0.87	—	—	13.43	6.93	19,256	20	0.22	0.35	1.88
12/31/20	11.41	0.23	0.92	1.15	—	—	12.56	10.08	15,164	28	0.21	0.36	2.01
12/31/19	9.82	0.31	1.28	1.59	—	—	11.41	16.19	11,714	20	0.18	0.35	2.89
12/31/18	10.24	0.31	(0.73)	(0.42)	—	—	9.82	(4.10)	6,138	17	0.18	0.35	3.09

(a)	Ratios of net investment income and expenses to average net assets do not include the impact of underlying funds' expenses.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Vanguard Moderate Growth ETF Allocation Fund(a)
Class A
12/31/22		14.27	0.23	(2.43)	(2.20)	—	—	12.07	(15.42)	827,236	12		0.65	0.65	1.79
12/31/21		12.93	0.21	1.13	1.34	—	—	14.27	10.36	991,724	7		0.65	0.65	1.49
12/31/20		11.58	0.18	1.17	1.35	—	—	12.93	11.66	607,550	24		0.64	0.66	1.55
12/31/19		9.70	0.25	1.63	1.88	—	—	11.58	19.38	390,437	16		0.60	0.65	2.31
12/31/18		10.37	0.24	(0.91)	(0.67)	—	—	9.70	(6.46)	215,737	9		0.60	0.65	2.34

Class I
12/31/22		14.54	0.29	(2.49)	(2.20)	—	—	12.34	(15.13)	39,355	12		0.23	0.35	2.25
12/31/21		13.11	0.27	1.16	1.43	—	—	14.54	10.91	42,431	7		0.23	0.35	1.93
12/31/20		11.70	0.23	1.18	1.41	—	—	13.11	12.05	22,248	24		0.22	0.36	1.96
12/31/19		9.75	0.30	1.65	1.95	—	—	11.70	20.00	15,000	16		0.18	0.35	2.73
12/31/18		10.38	0.31	(0.94)	(0.63)	—	—	9.75	(6.07)	8,475	9		0.18	0.35	2.98

JNL Bond Index Fund(b)

Class I
12/31/22		10.07	0.17	(1.49)	(1.32)	—	—	8.75	(13.11)	1,021,370	104	(d)	0.07	0.20	1.82
12/31/21	(c)	10.00	0.07	0.00	0.07	—	—	10.07	0.70	1,321,262	41	(d)	0.08	0.21	0.99

JNL Emerging Markets Index Fund(b)

Class I
12/31/22		9.20	0.24	(1.94)	(1.70)	—	—	7.50	(18.48)	818,930	7		0.16	0.22	3.03
12/31/21	(c)	10.00	0.16	(0.96)	(0.80)	—	—	9.20	(8.00)	1,069,080	20		0.17	0.23	2.40

JNL International Index Fund(b)

Class I
12/31/22		10.29	0.26	(1.67)	(1.41)	(0.25)	(0.06)	8.57	(13.75)	2,129,382	2		0.10	0.21	2.97
12/31/21	(c)	10.00	0.16	0.13	0.29	—	—	10.29	2.90	2,647,040	5		0.11	0.22	2.26

JNL Mid Cap Index Fund(b)

Class I
12/31/22		10.44	0.14	(1.51)	(1.37)	—	—	9.07	(13.12)	3,069,360	12		0.10	0.22	1.48
12/31/21	(c)	10.00	0.09	0.35	0.44	—	—	10.44	4.40	3,851,884	12		0.11	0.23	1.26

JNL Small Cap Index Fund(b)

Class I
12/31/22		10.47	0.13	(1.83)	(1.70)	—	—	8.77	(16.24)	2,335,017	23		0.10	0.22	1.42
12/31/21	(c)	10.00	0.08	0.39	0.47	—	—	10.47	4.70	2,982,389	17		0.11	0.23	1.22

(a)	Ratios of net investment income and expenses to average net assets do not include the impact of underlying funds' expenses.
(b)

Effective April 26,2021, the Fund received investments from its Feeder Fund in exchange for shares of the Fund. For information on the performance of these investments prior to April 26, 2021, please see the Financial Highlights of the Feeder Fund.

(c)	The Fund commenced operations on April 26, 2021.
(d)	Portfolio turnover including dollar roll transactions for JNL Bond Index Fund was 129% and 204% in 2021 and 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL Multi-Manager Alternative Fund
Class A
12/31/22		11.82	0.06	(1.29)	(1.23)	—	—	10.59	(10.41)	205,495	117		2.16	(a)	2.16	(a)	0.59
12/31/21		11.50	0.07	0.25	0.32	—	—	11.82	2.78	248,560	127		2.01	(a)	2.01	(a)	0.59
12/31/20		10.69	0.18	0.63	0.81	—	—	11.50	7.58	199,535	157		2.14	(a)	2.15	(a)	1.71
12/31/19		9.80	0.13	0.76	0.89	—	—	10.69	9.08	16,769	147		2.05	(a)	2.05	(a)	1.22
12/31/18		10.19	0.06	(0.45)	(0.39)	—	—	9.80	(3.83)	14,981	181	(b)	1.98	(a)	1.98	(a)	0.61

Class I
12/31/22		11.96	0.10	(1.32)	(1.22)	—	—	10.74	(10.20)	874,517	117		1.86	(a)	1.86	(a)	0.89
12/31/21		11.60	0.11	0.25	0.36	—	—	11.96	3.10	1,113,115	127		1.71	(a)	1.71	(a)	0.90
12/31/20		10.75	0.20	0.65	0.85	—	—	11.60	7.91	897,039	157		1.78	(a)	1.79	(a)	1.84
12/31/19		9.82	0.16	0.77	0.93	—	—	10.75	9.47	1,203,696	147		1.75	(a)	1.75	(a)	1.53
12/31/18		10.20	0.09	(0.45)	(0.36)	(0.02)	—	9.82	(3.55)	1,064,593	181	(b)	1.68	(a)	1.68	(a)	0.91

JNL Multi-Manager Emerging Markets Equity Fund
Class A
12/31/22		11.28	0.11	(2.83)	(2.72)	(0.08)	(0.69)	7.79	(24.13)	627,647	41		1.21		1.21		1.22
12/31/21		11.42	0.08	(0.07)	0.01	(0.15)	—	11.28	0.08	909,805	54		1.22		1.22		0.64
12/31/20		10.61	0.08	0.86	0.94	(0.13)	—	11.42	8.90	993,910	103		1.23		1.23		0.82
12/31/19		9.19	0.24	1.39	1.63	(0.21)	—	10.61	17.85	427,546	25		1.22		1.22		2.40
12/31/18		11.46	0.20	(2.30)	(2.10)	(0.17)	—	9.19	(18.35)	370,350	14		1.23		1.23		1.91

Class I
12/31/22		11.33	0.14	(2.85)	(2.71)	(0.12)	(0.69)	7.81	(23.93)	302,526	41		0.91		0.91		1.48
12/31/21		11.46	0.11	(0.06)	0.05	(0.18)	—	11.33	0.40	697,136	54		0.92		0.92		0.95
12/31/20		10.63	0.11	0.86	0.97	(0.14)	—	11.46	9.21	709,999	103		0.93		0.93		1.15
12/31/19		9.21	0.27	1.39	1.66	(0.24)	—	10.63	18.17	354,158	25		0.92		0.92		2.70
12/31/18		11.51	0.24	(2.33)	(2.09)	(0.21)	—	9.21	(18.13)	366,300	14		0.93		0.93		2.26

JNL Multi-Manager International Small Cap Fund
Class A
12/31/22		15.74	0.24	(5.03)	(4.79)	(0.14)	(1.62)	9.19	(30.44)	372,710	65		1.21		1.21		2.09
12/31/21		13.76	0.13	2.01	2.14	(0.05)	(0.11)	15.74	15.62	560,879	93		1.23		1.23		0.83
12/31/20		10.59	0.07	3.32	3.39	(0.22)	—	13.76	32.18	4,173	87		1.21		1.21		0.68
12/31/19		8.08	0.08	2.48	2.56	(0.05)	—	10.59	31.72	6,196	74		1.21		1.21		0.85
12/31/18	(c)	10.00	0.02	(1.94)	(1.92)	—	—	8.08	(19.20)	462	24		1.22		1.22		0.64

Class I
12/31/22		15.88	0.28	(5.09)	(4.81)	(0.17)	(1.62)	9.28	(30.27)	218,213	65		0.91		0.91		2.39
12/31/21		13.84	0.17	2.03	2.20	(0.05)	(0.11)	15.88	15.96	332,027	93		0.91		0.91		1.10
12/31/20		10.63	0.10	3.36	3.46	(0.25)	—	13.84	32.68	314,548	87		0.91		0.91		0.92
12/31/19		8.09	0.14	2.45	2.59	(0.05)	—	10.63	32.06	280,665	74		0.91		0.91		1.52
12/31/18	(c)	10.00	0.03	(1.94)	(1.91)	—	—	8.09	(19.10)	251,462	24		0.92		0.92		0.97

(a)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL Multi-Manager Alternative Fund were as follows: Class A: December 31, 2022: 1.67%, 1.67% December 31, 2021: 1.68%, 1.68% December 31, 2020: 1.71%, 1.70% December 31, 2019: 1.69%, 1.69% December 31, 2018: 1.70%, 1.70% Class I: December 31, 2022: 1.37%, 1.37% December 31, 2021: 1.38%, 1.38% December 31, 2020: 1.41%, 1.40% December 31, 2019: 1.39%, 1.39% December 31, 2018: 1.40%, 1.40%

(b)	Portfolio turnover including dollar roll transactions for JNL Multi-Manager Alternative Fund was 181% in 2018.
(c)	The Fund commenced operations on August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL Multi-Manager Mid Cap Fund
Class A
12/31/22		20.19	0.07	(3.39)	(3.32)	—	—	16.87	(16.44)	424,102	45	1.07	1.07	0.39
12/31/21		16.25	0.05	3.89	3.94	—	—	20.19	24.25	476,106	40	1.08	1.08	0.26
12/31/20		14.19	0.04	2.02	2.06	—	—	16.25	14.52	274,671	62	1.08	1.08	0.28
12/31/19		11.02	0.05	3.12	3.17	—	—	14.19	28.77	205,717	35	1.09	1.09	0.37
12/31/18		12.34	0.03	(0.69)	(0.66)	—	(0.66)	11.02	(5.70)	108,870	39	1.09	1.09	0.27

Class I
12/31/22		20.39	0.12	(3.42)	(3.30)	—	—	17.09	(16.18)	1,005,250	45	0.77	0.77	0.68
12/31/21		16.37	0.10	3.92	4.02	—	—	20.39	24.56	1,376,087	40	0.78	0.78	0.54
12/31/20		14.24	0.08	2.05	2.13	—	—	16.37	14.96	1,052,770	62	0.78	0.78	0.58
12/31/19		11.03	0.09	3.12	3.21	—	—	14.24	29.10	988,423	35	0.79	0.79	0.66
12/31/18		12.36	0.07	(0.70)	(0.63)	(0.04)	(0.66)	11.03	(5.45)	795,203	39	0.79	0.79	0.53

JNL Multi-Manager Small Cap Growth Fund
Class A
12/31/22		48.27	(0.20)	(14.80)	(15.00)	—	—	33.27	(31.08)	1,761,597	74	0.96	0.96	(0.56)
12/31/21		46.90	(0.34)	1.71	1.37	—	—	48.27	2.92	2,838,668	72	0.96	0.96	(0.69)
12/31/20		32.03	(0.22)	15.09	14.87	—	—	46.90	46.43	2,737,581	68	0.97	0.97	(0.63)
12/31/19		23.57	(0.12)	8.58	8.46	—	—	32.03	35.89	2,003,267	78	0.97	0.97	(0.42)
12/31/18		25.88	(0.10)	(0.26)	(0.36)	—	(1.95)	23.57	(2.05)	1,411,021	92	0.97	0.97	(0.37)

Class I
12/31/22		51.27	(0.10)	(15.73)	(15.83)	—	—	35.44	(30.88)	321,096	74	0.66	0.66	(0.26)
12/31/21		49.67	(0.20)	1.80	1.60	—	—	51.27	3.22	473,249	72	0.66	0.66	(0.39)
12/31/20		33.82	(0.12)	15.97	15.85	—	—	49.67	46.87	471,529	68	0.67	0.67	(0.33)
12/31/19		24.81	(0.04)	9.05	9.01	—	—	33.82	36.32	405,350	78	0.67	0.67	(0.12)
12/31/18		27.07	(0.02)	(0.29)	(0.31)	—	(1.95)	24.81	(1.77)	412,281	92	0.67	0.67	(0.07)

JNL Multi-Manager Small Cap Value Fund
Class A
12/31/22		18.51	0.02	(2.27)	(2.25)	—	—	16.26	(12.16)	1,143,636	27	1.06	1.06	0.14
12/31/21		15.05	0.02	3.44	3.46	—	—	18.51	22.99	1,381,521	40	1.07	1.07	0.12
12/31/20		14.23	0.02	0.80	0.82	—	—	15.05	5.76	742,968	48	1.08	1.08	0.16
12/31/19		11.36	0.07	2.80	2.87	—	—	14.23	25.26	721,750	84	1.08	1.08	0.52
12/31/18		15.33	0.07	(2.15)	(2.08)	(0.05)	(1.84)	11.36	(14.77)	585,098	74	1.07	1.07	0.46

Class I
12/31/22		18.70	0.07	(2.30)	(2.23)	—	—	16.47	(11.93)	461,308	27	0.76	0.76	0.43
12/31/21		15.16	0.07	3.47	3.54	—	—	18.70	23.35	614,326	40	0.77	0.77	0.41
12/31/20		14.29	0.06	0.81	0.87	—	—	15.16	6.09	412,602	48	0.78	0.78	0.45
12/31/19		11.37	0.11	2.81	2.92	—	—	14.29	25.68	388,719	84	0.78	0.78	0.82
12/31/18		15.35	0.12	(2.16)	(2.04)	(0.10)	(1.84)	11.37	(14.53)	495,228	74	0.77	0.77	0.78

JNL Multi-Manager U.S. Select Equity Fund
Class A
12/31/22	(a)	10.00	0.02	(0.25)	(0.23)	—	—	9.77	(2.30)	1	9	1.11	1.11	1.61

Class I
12/31/22	(a)	10.00	0.03	(0.25)	(0.22)	—	—	9.78	(2.20)	333,167	9	0.71	0.71	2.01

(a)	The Fund commenced operations on November 15, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations				Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)		Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL S&P 500 Index Fund

Class I
12/31/22		20.41	0.27		(3.98)	(3.71)	—	—	16.70	(18.18)	278,987	11	0.09	0.32	1.54
12/31/21		15.88	0.24		4.29	4.53	—	—	20.41	28.53	304,384	7	0.09	0.32	1.29
12/31/20		13.44	0.23		2.21	2.44	—	—	15.88	18.15	179,890	19	0.11	0.33	1.69
12/31/19		10.24	0.23		2.97	3.20	—	—	13.44	31.25	85,170	35	0.15	0.32	1.87
12/31/18		10.74	0.21		(0.71)	(0.50)	—	—	10.24	(4.66)	28,636	98	0.17	0.32	1.85

JNL/AB Sustainable Global Thematic Fund
Class A
12/31/22	(a)	10.00	0.01		(0.68)	(0.67)	—	—	9.33	(6.70)	13,827	28	1.15	1.15	0.11

Class I
12/31/22	(a)	10.00	0.01		(0.65)	(0.64)	—	—	9.36	(6.40)	226	28	0.85	0.85	0.10

JNL/AQR Large Cap Defensive Style Fund
Class A
12/31/22		14.59	0.14		(1.39)	(1.25)	—	—	13.34	(8.57)	383,202	25	0.85	0.85	1.06
12/31/21		11.96	0.08		2.55	2.63	—	—	14.59	21.99	411,317	24	0.86	0.86	0.61
12/31/20		10.70	0.11		1.15	1.26	—	—	11.96	11.78	57,133	55	0.86	0.86	0.99
12/31/19	(b)	10.00	0.07		0.63	0.70	—	—	10.70	7.00	37,276	82	0.86	0.86	1.33

Class I
12/31/22		14.70	0.19		(1.41)	(1.22)	—	—	13.48	(8.30)	6,326	25	0.55	0.55	1.38
12/31/21		12.01	0.13		2.56	2.69	—	—	14.70	22.40	5,580	24	0.56	0.56	0.94
12/31/20		10.71	0.14		1.16	1.30	—	—	12.01	12.14	1,672	55	0.56	0.56	1.27
12/31/19	(b)	10.00	0.08		0.63	0.71	—	—	10.71	7.10	570	82	0.56	0.56	1.52

JNL/Baillie Gifford International Growth Fund(c)
Class A
12/31/22		17.08	(0.02)		(6.32)	(6.34)	(0.05)	(0.36)	10.33	(37.23)	680,117	12	0.98	0.98	(0.14)
12/31/21		18.36	(0.05)		(1.23)	(1.28)	—	—	17.08	(6.97)	1,182,005	49	0.85	1.01	(0.25)
12/31/20		11.72	0.07		6.57	6.64	—	—	18.36	56.66	1,266,830	22	0.59	1.08	0.50
12/31/19		8.98	0.08		2.66	2.74	—	—	11.72	30.51	644,058	14	0.58	1.09	0.77
12/31/18		10.34	(0.00)	(d)	(1.36)	(1.36)	—	—	8.98	(13.15)	444,504	16	0.58	1.13	(0.05)

Class I
12/31/22		17.29	0.02		(6.41)	(6.39)	(0.11)	(0.36)	10.43	(37.06)	18,924	12	0.68	0.68	0.15
12/31/21		18.53	0.00		(1.24)	(1.24)	—	—	17.29	(6.69)	31,149	49	0.56	0.71	0.02
12/31/20		11.79	0.10		6.64	6.74	—	—	18.53	57.17	30,461	22	0.29	0.78	0.71
12/31/19		9.01	0.10		2.68	2.78	—	—	11.79	30.85	11,488	14	0.28	0.79	0.96
12/31/18		10.34	(0.00)	(d)	(1.33)	(1.33)	—	—	9.01	(12.86)	5,889	16	0.28	0.83	(0.01)

JNL/Baillie Gifford U.S. Equity Growth Fund
Class A
12/31/22		8.88	(0.03)		(4.92)	(4.95)	—	—	3.93	(55.74)	1,860	18	0.95	0.95	(0.71)
12/31/21	(e)	10.00	(0.05)		(1.07)	(1.12)	—	—	8.88	(11.20)	3,040	15	0.95	0.95	(0.75)

Class I
12/31/22		8.90	(0.02)		(4.93)	(4.95)	—	—	3.95	(55.62)	63,931	18	0.65	0.65	(0.41)
12/31/21	(e)	10.00	(0.03)		(1.07)	(1.10)	—	—	8.90	(11.00)	137,944	15	0.65	0.65	(0.44)

(a)	The Fund commenced operations on April 25, 2022.
(b)	The Fund commenced operations on June 24, 2019.
(c)

Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Baillie Gifford International Growth Fund - Class A: December 31, 2021: 0.97%, 1.13%, (0.37%); December 31, 2020: 0.97%, 1.46%, 0.12%; December 31, 2019: 0.96%, 1.47%, 0.39%; December 31, 2018: 0.95%, 1.50%, (0.42%). JNL/Baillie Gifford International Growth Fund - Class I: December 31, 2021: 0.67%, 0.83%, (0.10%); December 31, 2020: 0.67%, 1.16%, 0.33%; December 31, 2019: 0.66%, 1.17%, 0.58%; December 31, 2018: 0.65%, 1.20%, (0.38%).

(d)	Amount represents less than $0.005.
(e)	The Fund commenced operations on April 26, 2021.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL/BlackRock Global Allocation Fund
Class A
12/31/22		17.05	0.16	(2.80)	(2.64)	—	—	14.41	(15.48)	2,780,861	126	1.03	(a)	1.03	(a)	1.04
12/31/21		15.89	0.12	1.04	1.16	—	—	17.05	7.30	3,684,164	137	1.03	(a)	1.03	(a)	0.69
12/31/20		13.36	0.08	2.45	2.53	—	—	15.89	18.94	3,721,428	169	1.03	(a)	1.04	(a)	0.60
12/31/19		11.35	0.15	1.86	2.01	—	—	13.36	17.71	3,586,552	203	1.06	(a)	1.06	(a)	1.24
12/31/18	(b)	12.62	0.15	(1.10)	(0.95)	(0.09)	(0.23)	11.35	(7.62)	3,460,330	144	1.07	(a)	1.07	(a)	1.22

Class I
12/31/22		17.35	0.19	(2.84)	(2.65)	—	—	14.70	(15.27)	107,533	126	0.73	(a)	0.73	(a)	1.27
12/31/21		16.12	0.17	1.06	1.23	—	—	17.35	7.63	349,665	137	0.73	(a)	0.73	(a)	0.99
12/31/20		13.52	0.14	2.46	2.60	—	—	16.12	19.23	374,455	169	0.73	(a)	0.74	(a)	0.90
12/31/19		11.45	0.19	1.88	2.07	—	—	13.52	18.08	15,213	203	0.76	(a)	0.76	(a)	1.53
12/31/18	(b)	12.72	0.20	(1.12)	(0.92)	(0.12)	(0.23)	11.45	(7.33)	9,970	144	0.77	(a)	0.77	(a)	1.59

JNL/BlackRock Global Natural Resources Fund
Class A
12/31/22		11.10	0.33	1.63	1.96	—	—	13.06	17.66	1,324,729	90	0.97		0.97		2.71
12/31/21		8.50	0.33	2.27	2.60	—	—	11.10	30.59	852,549	68	0.99		0.99		3.22
12/31/20		8.15	0.19	0.16	0.35	—	—	8.50	4.29	682,096	87	1.01		1.01		2.63
12/31/19		7.10	0.20	0.85	1.05	—	—	8.15	14.79	641,921	71	1.00		1.00		2.56
12/31/18		8.77	0.19	(1.69)	(1.50)	(0.17)	—	7.10	(17.27)	628,346	64	0.99		0.99		2.30

Class I
12/31/22		11.28	0.37	1.68	2.05	—	—	13.33	18.17	277,084	90	0.67		0.67		2.96
12/31/21		8.62	0.36	2.30	2.66	—	—	11.28	30.86	9,884	68	0.69		0.69		3.50
12/31/20		8.24	0.20	0.18	0.38	—	—	8.62	4.61	3,111	87	0.71		0.71		2.77
12/31/19		7.16	0.21	0.87	1.08	—	—	8.24	15.08	3,750	71	0.70		0.70		2.70
12/31/18		8.85	0.23	(1.73)	(1.50)	(0.19)	—	7.16	(17.11)	1,185	64	0.69		0.69		2.69

JNL/BlackRock Large Cap Select Growth Fund
Class A
12/31/22		74.98	(0.08)	(28.32)	(28.40)	—	—	46.58	(37.88)	2,484,178	65	0.87		0.87		(0.15)
12/31/21		62.25	(0.28)	13.01	12.73	—	—	74.98	20.45	4,483,180	40	0.86		0.86		(0.41)
12/31/20		44.97	(0.20)	17.48	17.28	—	—	62.25	38.43	4,251,332	40	0.86		0.86		(0.39)
12/31/19		33.99	(0.11)	11.09	10.98	—	—	44.97	32.30	3,079,670	44	0.87		0.87		(0.26)
12/31/18		36.45	(0.02)	0.83	0.81	—	(3.27)	33.99	1.91	2,337,258	50	0.87		0.87		(0.05)

Class I
12/31/22		78.97	0.09	(29.85)	(29.76)	—	—	49.21	(37.69)	721,712	65	0.57		0.57		0.16
12/31/21		65.37	(0.08)	13.68	13.60	—	—	78.97	20.80	876,320	40	0.56		0.56		(0.11)
12/31/20		47.08	(0.05)	18.34	18.29	—	—	65.37	38.85	925,425	40	0.56		0.56		(0.09)
12/31/19		35.47	0.02	11.59	11.61	—	—	47.08	32.73	841,339	44	0.57		0.57		0.04
12/31/18		37.80	0.11	0.83	0.94	—	(3.27)	35.47	2.19	784,611	50	0.57		0.57		0.25

(a)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/BlackRock Global Allocation Fund were as follows: Class A: December 31, 2022: 1.03%, 1.03% December 31, 2021: 1.02%, 1.02% December 31, 2020: 1.04%, 1.03% December 31, 2019: 1.06%, 1.06% December 31, 2018: 1.05%, 1.05% Class I: December 31, 2022: 0.72%, 0.72% December 31, 2021: 0.72%, 0.72% December 31, 2020: 0.74%, 0.73% December 31, 2019: 0.76%, 0.76% December 31, 2018: 0.75%, 0.75%

(b)	Consolidated Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Causeway International Value Select Fund
Class A
12/31/22		16.54	0.27	(1.44)	(1.17)	(0.20)	—	15.17	(7.05)	508,639	63	0.97	0.97	1.83
12/31/21		15.45	0.22	1.09	1.31	(0.22)	—	16.54	8.50	533,301	50	0.97	0.97	1.32
12/31/20		15.20	0.17	0.72	0.89	(0.64)	—	15.45	5.89	497,396	61	0.97	0.97	1.27
12/31/19		13.92	0.41	2.15	2.56	(0.45)	(0.83)	15.20	18.97	505,381	30	0.97	0.97	2.77
12/31/18		17.17	0.38	(3.37)	(2.99)	(0.26)	—	13.92	(17.51)	456,772	33	0.97	0.97	2.32

Class I
12/31/22		17.03	0.33	(1.48)	(1.15)	(0.25)	—	15.63	(6.74)	852,923	63	0.67	0.67	2.14
12/31/21		15.90	0.28	1.11	1.39	(0.26)	—	17.03	8.76	899,230	50	0.67	0.67	1.63
12/31/20		15.62	0.22	0.74	0.96	(0.68)	—	15.90	6.23	793,682	61	0.67	0.67	1.64
12/31/19		14.28	0.47	2.20	2.67	(0.50)	(0.83)	15.62	19.30	1,006,459	30	0.67	0.67	3.05
12/31/18		17.63	0.44	(3.46)	(3.02)	(0.33)	—	14.28	(17.26)	1,016,182	33	0.67	0.67	2.65

JNL/ClearBridge Large Cap Growth Fund
Class A
12/31/22		22.55	(0.04)	(7.29)	(7.33)	—	—	15.22	(32.51)	376,862	22	0.94	0.94	(0.25)
12/31/21		18.61	(0.07)	4.01	3.94	—	—	22.55	21.17	585,047	17	0.94	0.94	(0.35)
12/31/20		14.26	(0.02)	4.37	4.35	—	—	18.61	30.50	473,024	23	0.94	0.94	(0.11)
12/31/19		10.83	0.02	3.41	3.43	—	—	14.26	31.67	315,902	19	0.95	0.95	0.13
12/31/18		10.84	0.02	(0.03)	(0.01)	—	—	10.83	(0.09)	118,866	15	0.95	0.95	0.20

Class I
12/31/22		22.83	0.01	(7.39)	(7.38)	—	—	15.45	(32.33)	891,265	22	0.64	0.64	0.07
12/31/21		18.78	(0.01)	4.06	4.05	—	—	22.83	21.57	952,252	17	0.64	0.64	(0.05)
12/31/20		14.34	0.03	4.41	4.44	—	—	18.78	30.96	982,103	23	0.64	0.64	0.20
12/31/19		10.87	0.05	3.42	3.47	—	—	14.34	31.92	895,769	19	0.65	0.65	0.41
12/31/18		10.85	0.05	(0.03)	0.02	—	—	10.87	0.18	450,974	15	0.65	0.65	0.45

JNL/DFA International Core Equity Fund
Class A
12/31/22		12.53	0.26	(1.77)	(1.51)	(0.13)	(1.00)	9.89	(12.05)	203,994	21	0.90	0.90	2.38
12/31/21		11.50	0.19	1.10	1.29	(0.18)	(0.08)	12.53	11.33	120,033	125	0.91	0.91	1.52
12/31/20		10.82	0.14	0.61	0.75	(0.06)	(0.01)	11.50	6.96	35,467	14	0.91	0.92	1.41
12/31/19	(a)	10.00	0.05	0.77	0.82	—	—	10.82	8.20	9,460	5	0.97	0.97	0.96

Class I
12/31/22		12.56	0.29	(1.75)	(1.46)	(0.16)	(1.00)	9.94	(11.66)	13,953	21	0.55	0.60	2.71
12/31/21		11.56	0.29	1.04	1.33	(0.25)	(0.08)	12.56	11.63	6,821	125	0.56	0.61	2.37
12/31/20		10.84	0.18	0.62	0.80	(0.07)	(0.01)	11.56	7.35	75,586	14	0.56	0.62	1.83
12/31/19	(a)	10.00	0.07	0.77	0.84	—	—	10.84	8.40	63,773	5	0.65	0.67	1.38

(a)	The Fund commenced operations on June 24, 2019.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/DFA U.S. Core Equity Fund
Class A
12/31/22	23.46	0.19	(3.85)	(3.66)	—	—	19.80	(15.60)	1,147,448	10	0.80	0.80	0.90
12/31/21	18.49	0.14	4.83	4.97	—	—	23.46	26.88	1,454,789	9	0.80	0.80	0.64
12/31/20	15.96	0.15	2.38	2.53	—	—	18.49	15.85	1,219,723	6	0.80	0.80	1.01
12/31/19	12.32	0.15	3.49	3.64	—	—	15.96	29.55	1,239,672	9	0.80	0.80	1.06
12/31/18	13.72	0.15	(1.19)	(1.04)	(0.13)	(0.23)	12.32	(7.75)	968,172	6	0.80	0.80	1.07

Class I
12/31/22	25.16	0.28	(4.13)	(3.85)	—	—	21.31	(15.30)	96,892	10	0.45	0.50	1.26
12/31/21	19.76	0.23	5.17	5.40	—	—	25.16	27.33	111,159	9	0.45	0.50	0.99
12/31/20	16.99	0.22	2.55	2.77	—	—	19.76	16.30	67,956	6	0.45	0.50	1.36
12/31/19	13.07	0.22	3.70	3.92	—	—	16.99	29.99	65,497	9	0.45	0.50	1.41
12/31/18	14.52	0.21	(1.26)	(1.05)	(0.17)	(0.23)	13.07	(7.46)	56,150	6	0.45	0.50	1.42

JNL/DFA U.S. Small Cap Fund
Class A
12/31/22	11.93	0.05	(1.69)	(1.64)	—	—	10.29	(13.75)	471,784	28	0.99	0.99	0.48
12/31/21	9.36	0.02	2.55	2.57	—	—	11.93	27.46	543,705	35	1.01	1.01	0.18
12/31/20	8.27	0.04	1.05	1.09	—	—	9.36	13.18	206,800	23	1.02	1.02	0.53
12/31/19	7.42	0.03	1.52	1.55	(0.04)	(0.66)	8.27	21.36	152,344	26	1.04	1.04	0.42
12/31/18	10.33	0.03	(1.26)	(1.23)	(0.04)	(1.64)	7.42	(13.68)	78,485	38	1.06	1.06	0.34

Class I
12/31/22	12.02	0.09	(1.71)	(1.62)	—	—	10.40	(13.48)	18,004	28	0.64	0.69	0.84
12/31/21	9.39	0.06	2.57	2.63	—	—	12.02	28.01	19,329	35	0.66	0.71	0.54
12/31/20	8.27	0.07	1.05	1.12	—	—	9.39	13.54	7,965	23	0.67	0.72	0.89
12/31/19	7.43	0.06	1.52	1.58	(0.08)	(0.66)	8.27	21.80	4,948	26	0.69	0.74	0.71
12/31/18	10.34	0.06	(1.26)	(1.20)	(0.07)	(1.64)	7.43	(13.37)	15,637	38	0.71	0.76	0.62

JNL/DoubleLine Core Fixed Income Fund
Class A
12/31/22	13.78	0.38	(2.21)	(1.83)	—	—	11.95	(13.28)	1,868,458	140	0.77	0.77	3.02
12/31/21	13.84	0.30	(0.36)	(0.06)	—	—	13.78	(0.43)	2,483,947	167	0.77	0.77	2.15
12/31/20	13.17	0.33	0.34	0.67	—	—	13.84	5.09	2,668,312	117	0.77	0.77	2.48
12/31/19	12.55	0.41	0.57	0.98	(0.36)	—	13.17	7.81	2,799,726	53	0.77	0.77	3.11
12/31/18	12.93	0.38	(0.44)	(0.06)	(0.13)	(0.19)	12.55	(0.45)	2,790,974	76	0.77	0.77	3.01

Class I
12/31/22	14.98	0.46	(2.41)	(1.95)	—	—	13.03	(13.02)	866,413	140	0.47	0.47	3.32
12/31/21	15.00	0.37	(0.39)	(0.02)	—	—	14.98	(0.13)	1,081,224	167	0.47	0.47	2.45
12/31/20	14.24	0.40	0.36	0.76	—	—	15.00	5.34	1,201,622	117	0.47	0.47	2.76
12/31/19	13.53	0.48	0.63	1.11	(0.40)	—	14.24	8.23	1,027,124	53	0.47	0.47	3.38
12/31/18	13.91	0.46	(0.48)	(0.02)	(0.17)	(0.19)	13.53	(0.17)	630,621	76	0.47	0.47	3.36

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/DoubleLine Emerging Markets Fixed Income Fund
Class A
12/31/22	12.29	0.43	(2.28)	(1.85)	—	—	10.44	(15.05)	126,011	29	1.07	1.07	3.93
12/31/21	12.20	0.37	(0.28)	0.09	—	—	12.29	0.74	163,020	50	1.07	1.07	2.98
12/31/20	11.84	0.40	(0.04)	0.36	—	—	12.20	3.04	156,897	48	1.08	1.08	3.46
12/31/19	10.63	0.52	0.69	1.21	—	—	11.84	11.38	47,569	34	1.09	1.09	4.51
12/31/18	11.11	0.33	(0.64)	(0.31)	—	(0.17)	10.63	(2.81)	13,801	54	1.10	1.10	3.04

Class I
12/31/22	12.18	0.45	(2.25)	(1.80)	—	—	10.38	(14.78)	445,603	29	0.77	0.77	4.19
12/31/21	12.06	0.40	(0.28)	0.12	—	—	12.18	0.99	735,249	50	0.77	0.77	3.29
12/31/20	11.67	0.44	(0.05)	0.39	—	—	12.06	3.34	595,220	48	0.78	0.78	3.93
12/31/19	10.45	0.54	0.68	1.22	—	—	11.67	11.67	597,896	34	0.79	0.79	4.85
12/31/18	11.13	0.36	(0.64)	(0.28)	(0.23)	(0.17)	10.45	(2.51)	487,466	54	0.80	0.80	3.34

JNL/DoubleLine Shiller Enhanced CAPE Fund
Class A
12/31/22	23.71	0.43	(6.05)	(5.62)	—	—	18.09	(23.70)	1,487,301	79	1.00	1.00	2.11
12/31/21	19.12	0.17	4.42	4.59	—	—	23.71	24.01	2,216,351	113	1.00	1.00	0.77
12/31/20	16.60	0.23	2.29	2.52	—	—	19.12	15.18	1,594,961	71	1.01	1.01	1.43
12/31/19	12.42	0.36	3.82	4.18	—	—	16.60	33.66	1,499,136	52	1.02	1.03	2.42
12/31/18	14.96	0.36	(0.91)	(0.55)	(0.12)	(1.87)	12.42	(4.51)	848,145	56	1.04	1.04	2.39

Class I
12/31/22	23.97	0.47	(6.10)	(5.63)	—	—	18.34	(23.49)	256,288	79	0.70	0.70	2.28
12/31/21	19.27	0.24	4.46	4.70	—	—	23.97	24.39	628,818	113	0.70	0.70	1.08
12/31/20	16.68	0.27	2.32	2.59	—	—	19.27	15.53	600,061	71	0.71	0.71	1.73
12/31/19	12.44	0.41	3.83	4.24	—	—	16.68	34.08	593,948	52	0.72	0.73	2.76
12/31/18	14.97	0.40	(0.90)	(0.50)	(0.16)	(1.87)	12.44	(4.23)	529,353	56	0.74	0.74	2.64

JNL/DoubleLine Total Return Fund
Class A
12/31/22	11.52	0.34	(1.84)	(1.50)	—	—	10.02	(13.02)	750,065	59	0.82	0.82	3.16
12/31/21	11.57	0.29	(0.34)	(0.05)	—	—	11.52	(0.43)	981,663	103	0.82	0.82	2.50
12/31/20	11.27	0.31	(0.01)	0.30	—	—	11.57	2.66	1,052,998	50	0.82	0.82	2.74
12/31/19	10.67	0.37	0.23	0.60	—	—	11.27	5.62	1,111,722	25	0.82	0.82	3.37
12/31/18	10.85	0.37	(0.19)	0.18	(0.36)	—	10.67	1.71	952,987	26	0.83	0.83	3.48

Class I
12/31/22	11.61	0.37	(1.85)	(1.48)	—	—	10.13	(12.75)	1,288,954	59	0.52	0.52	3.48
12/31/21	11.63	0.33	(0.35)	(0.02)	—	—	11.61	(0.17)	1,571,543	103	0.52	0.52	2.80
12/31/20	11.29	0.35	(0.01)	0.34	—	—	11.63	3.01	1,795,030	50	0.52	0.52	3.02
12/31/19	10.66	0.41	0.22	0.63	—	—	11.29	5.91	1,564,576	25	0.52	0.52	3.67
12/31/18	10.85	0.41	(0.19)	0.22	(0.41)	—	10.66	2.11	1,298,704	26	0.53	0.53	3.77

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Fidelity Institutional Asset Management Total Bond Fund
Class A
12/31/22	12.93	0.32	(2.06)	(1.74)	—	—	11.19	(13.46)	760,550	44	(a)	0.79	0.79	2.73
12/31/21	13.02	0.24	(0.33)	(0.09)	—	—	12.93	(0.69)	1,016,621	85	(a)	0.78	0.78	1.84
12/31/20	12.01	0.25	0.76	1.01	—	—	13.02	8.41	1,054,838	129	(a)	0.79	0.79	1.98
12/31/19	11.19	0.30	0.73	1.03	(0.21)	—	12.01	9.23	891,521	364	(a)	0.81	0.81	2.54
12/31/18	11.68	0.27	(0.46)	(0.19)	(0.30)	—	11.19	(1.59)	859,612	318	(a)	0.84	0.84	2.40

Class I
12/31/22	13.25	0.38	(2.13)	(1.75)	—	—	11.50	(13.21)	528,377	44	(a)	0.49	0.49	3.19
12/31/21	13.30	0.28	(0.33)	(0.05)	—	—	13.25	(0.38)	269,043	85	(a)	0.48	0.48	2.13
12/31/20	12.24	0.28	0.78	1.06	—	—	13.30	8.66	322,922	129	(a)	0.49	0.49	2.20
12/31/19	11.40	0.34	0.75	1.09	(0.25)	—	12.24	9.56	118,021	364	(a)	0.51	0.51	2.84
12/31/18	11.89	0.31	(0.47)	(0.16)	(0.33)	—	11.40	(1.29)	91,757	318	(a)	0.54	0.54	2.67

JNL/First Sentier Global Infrastructure Fund
Class A
12/31/22	17.44	0.31	(1.01)	(0.70)	—	—	16.74	(4.01)	637,347	53		1.15	1.15	1.85
12/31/21	15.44	0.25	1.75	2.00	—	—	17.44	12.95	711,195	48		1.15	1.15	1.52
12/31/20	16.03	0.19	(0.78)	(0.59)	—	—	15.44	(3.68)	636,060	78		1.15	1.15	1.32
12/31/19	12.63	0.32	3.08	3.40	—	—	16.03	26.92	782,786	49		1.15	1.15	2.16
12/31/18	13.95	0.37	(1.25)	(0.88)	(0.44)	—	12.63	(6.40)	727,790	155		1.15	1.15	2.71

Class I
12/31/22	17.69	0.38	(1.04)	(0.66)	—	—	17.03	(3.73)	279,433	53		0.85	0.85	2.17
12/31/21	15.61	0.30	1.78	2.08	—	—	17.69	13.32	318,613	48		0.85	0.85	1.81
12/31/20	16.16	0.23	(0.78)	(0.55)	—	—	15.61	(3.40)	333,729	78		0.85	0.85	1.61
12/31/19	12.70	0.38	3.08	3.46	—	—	16.16	27.24	232,318	49		0.85	0.85	2.54
12/31/18	14.02	0.41	(1.25)	(0.84)	(0.48)	—	12.70	(6.10)	137,753	155		0.85	0.85	3.04

JNL/Franklin Templeton Income Fund
Class A
12/31/22	14.70	0.64	(1.29)	(0.65)	—	—	14.05	(4.42)	1,596,450	69		0.93	0.93	4.52
12/31/21	12.81	0.51	1.38	1.89	—	—	14.70	14.75	1,706,537	37		0.93	0.93	3.65
12/31/20	12.70	0.45	(0.34)	0.11	—	—	12.81	0.87	1,648,143	49		0.93	0.93	3.84
12/31/19	10.95	0.48	1.27	1.75	—	—	12.70	15.98	1,877,152	29		0.93	0.93	4.00
12/31/18	11.98	0.50	(0.99)	(0.49)	(0.54)	—	10.95	(4.22)	1,753,784	50		0.92	0.92	4.20

Class I
12/31/22	14.18	0.66	(1.26)	(0.60)	—	—	13.58	(4.23)	8,844	69		0.63	0.63	4.86
12/31/21	12.31	0.53	1.34	1.87	—	—	14.18	15.19	7,541	37		0.63	0.63	3.96
12/31/20	12.17	0.47	(0.33)	0.14	—	—	12.31	1.15	5,401	49		0.63	0.63	4.13
12/31/19	10.46	0.58	1.13	1.71	—	—	12.17	16.35	3,929	29		0.63	0.63	5.12
12/31/18	11.47	0.51	(0.94)	(0.43)	(0.58)	—	10.46	(3.95)	398,824	50		0.62	0.62	4.50

(a)

Portfolio turnover including dollar roll transactions for JNL/Fidelity Institutional Asset Management Total Bond Fund was 350%, 433%, 508%, 211% and 210% in 2018, 2019, 2020, 2021 and 2022 respectively.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Goldman Sachs 4 Fund(a)
Class A
12/31/22	33.87	0.55	(4.25)	(3.70)	—	—	30.17	(10.92)	5,104,922	52	0.69	0.69	1.79
12/31/21	25.00	0.26	8.61	8.87	—	—	33.87	35.48	6,547,195	88	0.59	0.59	0.87
12/31/20	23.92	(0.08)	1.16	1.08	—	—	25.00	4.52	5,495,372	0	0.35	0.35	(0.35)
12/31/19	19.13	0.48	4.31	4.79	—	—	23.92	25.04	6,455,609	11	0.35	0.35	2.20
12/31/18	20.41	0.37	(1.65)	(1.28)	—	—	19.13	(6.27)	5,878,323	7	0.35	0.35	1.76

Class I
12/31/22	34.31	0.65	(4.32)	(3.67)	—	—	30.64	(10.70)	29,127	52	0.39	0.39	2.10
12/31/21	25.25	0.39	8.67	9.06	—	—	34.31	35.88	33,113	88	0.31	0.31	1.29
12/31/20	24.08	(0.01)	1.18	1.17	—	—	25.25	4.86	17,026	0	0.05	0.05	(0.05)
12/31/19	19.20	0.69	4.19	4.88	—	—	24.08	25.42	12,073	11	0.05	0.05	3.12
12/31/18	20.42	0.71	(1.93)	(1.22)	—	—	19.20	(5.97)	5,654	7	0.05	0.05	3.37

JNL/GQG Emerging Markets Equity Fund
Class A
12/31/22	14.02	0.63	(3.70)	(3.07)	—	—	10.95	(21.90)	261,237	118	1.36	1.36	5.25
12/31/21	14.35	0.26	(0.59)	(0.33)	—	—	14.02	(2.30)	314,404	115	1.36	1.36	1.79
12/31/20	10.78	(0.05)	3.62	3.57	—	—	14.35	33.12	225,079	102	1.36	1.36	(0.47)
12/31/19	8.94	0.11	1.77	1.88	(0.04)	—	10.78	21.09	81,360	85	1.36	1.36	1.07
12/31/18	10.51	0.03	(1.60)	(1.57)	—	—	8.94	(14.94)	18,433	115	1.36	1.36	0.34

Class I
12/31/22	14.20	0.65	(3.73)	(3.08)	—	—	11.12	(21.69)	386,322	118	1.06	1.06	5.37
12/31/21	14.49	0.30	(0.59)	(0.29)	—	—	14.20	(2.00)	625,838	115	1.06	1.06	2.06
12/31/20	10.85	0.01	3.63	3.64	—	—	14.49	33.55	590,125	102	1.06	1.06	0.09
12/31/19	8.98	0.14	1.78	1.92	(0.05)	—	10.85	21.38	567,543	85	1.06	1.06	1.42
12/31/18	10.52	0.07	(1.61)	(1.54)	—	—	8.98	(14.64)	442,362	115	1.06	1.06	0.67

JNL/Harris Oakmark Global Equity Fund
Class A
12/31/22	13.87	0.10	(2.32)	(2.22)	(0.05)	(0.19)	11.41	(15.99)	410,703	40	1.14	1.14	0.85
12/31/21	11.88	0.05	2.07	2.12	(0.13)	—	13.87	17.85	560,393	30	1.14	1.14	0.36
12/31/20	11.00	0.02	1.21	1.23	(0.35)	—	11.88	11.25	420,279	34	1.14	1.14	0.20
12/31/19	9.23	0.15	2.36	2.51	(0.17)	(0.57)	11.00	27.64	453,053	30	1.16	1.16	1.45
12/31/18	12.10	0.13	(2.67)	(2.54)	(0.08)	(0.25)	9.23	(21.22)	405,484	42	1.17	1.17	1.13

Class I
12/31/22	13.90	0.14	(2.33)	(2.19)	(0.10)	(0.19)	11.42	(15.79)	310,178	40	0.84	0.84	1.11
12/31/21	11.90	0.09	2.06	2.15	(0.15)	—	13.90	18.14	389,791	30	0.84	0.84	0.68
12/31/20	11.01	0.05	1.23	1.28	(0.39)	—	11.90	11.68	351,584	34	0.84	0.84	0.50
12/31/19	9.25	0.18	2.36	2.54	(0.21)	(0.57)	11.01	27.93	409,144	30	0.86	0.86	1.75
12/31/18	12.11	0.16	(2.67)	(2.51)	(0.10)	(0.25)	9.25	(20.97)	407,105	42	0.87	0.87	1.44

(a)	On April 26, 2021, JNL/Goldman Sachs 4 Fund became a Sub-Advised Fund. Prior to April 26, 2021, the fund held affiliated funds selected by the Adviser and was considered a “Fund of Funds.”

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Heitman U.S. Focused Real Estate Fund
Class A
12/31/22		14.28	0.18	(3.81)	(3.63)	(0.13)	(1.62)	8.90	(25.74)	107,426	157	1.10	1.10	1.46
12/31/21		9.99	0.12	4.28	4.40	(0.11)	—	14.28	44.13	187,237	136	1.11	1.11	0.98
12/31/20		11.66	0.14	(0.64)	(0.50)	(0.19)	(0.98)	9.99	(4.14)	32,876	256	1.10	1.10	1.35
12/31/19		9.39	0.20	2.17	2.37	(0.10)	—	11.66	25.26	32,373	172	1.10	1.10	1.80
12/31/18	(a)	10.00	0.10	(0.71)	(0.61)	—	—	9.39	(6.10)	3,046	94	1.10	1.10	2.73

Class I
12/31/22		14.41	0.22	(3.86)	(3.64)	(0.15)	(1.62)	9.00	(25.55)	118,882	157	0.80	0.80	1.79
12/31/21		10.05	0.15	4.33	4.48	(0.12)	—	14.41	44.65	187,501	136	0.81	0.81	1.21
12/31/20		11.71	0.17	(0.64)	(0.47)	(0.21)	(0.98)	10.05	(3.89)	166,365	256	0.80	0.80	1.66
12/31/19		9.40	0.22	2.19	2.41	(0.10)	—	11.71	25.67	165,458	172	0.80	0.80	1.99
12/31/18	(a)	10.00	0.10	(0.70)	(0.60)	—	—	9.40	(6.00)	139,768	94	0.80	0.80	2.73

JNL/Invesco Diversified Dividend Fund
Class A
12/31/22		13.74	0.22	(0.49)	(0.27)	—	—	13.47	(1.97)	421,229	43	0.98	0.98	1.62
12/31/21		11.58	0.20	1.96	2.16	—	—	13.74	18.65	176,180	44	0.98	0.98	1.58
12/31/20		11.51	0.22	(0.15)	0.07	—	—	11.58	0.61	117,951	9	0.98	0.98	2.10
12/31/19		9.54	0.22	2.04	2.26	(0.23)	(0.06)	11.51	23.84	106,008	5	0.98	0.98	2.04
12/31/18		10.33	0.21	(0.96)	(0.75)	(0.04)	—	9.54	(7.26)	50,717	22	0.98	0.98	2.08

Class I
12/31/22		13.92	0.26	(0.50)	(0.24)	—	—	13.68	(1.72)	635,461	43	0.68	0.68	1.87
12/31/21		11.69	0.25	1.98	2.23	—	—	13.92	19.08	869,610	44	0.68	0.68	1.92
12/31/20		11.59	0.25	(0.15)	0.10	—	—	11.69	0.86	1,017,726	9	0.68	0.68	2.40
12/31/19		9.58	0.25	2.06	2.31	(0.24)	(0.06)	11.59	24.28	865,164	5	0.68	0.68	2.33
12/31/18		10.34	0.24	(0.96)	(0.72)	(0.04)	—	9.58	(6.96)	429,762	22	0.68	0.68	2.36

JNL/Invesco Global Growth Fund
Class A
12/31/22		27.77	(0.01)	(8.94)	(8.95)	—	—	18.82	(32.23)	1,180,323	14	0.95	0.95	(0.06)
12/31/21		24.07	(0.12)	3.82	3.70	—	—	27.77	15.37	1,938,245	7	0.96	0.96	(0.46)
12/31/20		18.78	(0.04)	5.33	5.29	—	—	24.07	28.17	1,905,584	10	0.95	0.95	(0.21)
12/31/19		15.61	0.09	4.68	4.77	(0.12)	(1.48)	18.78	31.28	1,852,577	9	0.95	0.95	0.52
12/31/18		18.57	0.14	(2.57)	(2.43)	(0.12)	(0.41)	15.61	(13.21)	1,565,610	19	0.95	0.95	0.74

Class I
12/31/22		28.48	0.07	(9.19)	(9.12)	—	—	19.36	(32.02)	237,661	14	0.65	0.65	0.31
12/31/21		24.61	(0.04)	3.91	3.87	—	—	28.48	15.73	772,262	7	0.66	0.66	(0.16)
12/31/20		19.15	0.02	5.44	5.46	—	—	24.61	28.51	769,286	10	0.65	0.65	0.10
12/31/19		15.89	0.15	4.77	4.92	(0.18)	(1.48)	19.15	31.73	742,104	9	0.65	0.65	0.81
12/31/18		18.89	0.20	(2.62)	(2.42)	(0.17)	(0.41)	15.89	(12.97)	624,314	19	0.65	0.65	1.04

(a)	The Fund commenced operations on August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL/Invesco Small Cap Growth Fund
Class A
12/31/22		45.01	(0.15)	(15.74)	(15.89)	—	—	29.12	(35.30)	1,563,204	50	1.05		1.06		(0.47)
12/31/21		41.96	(0.33)	3.38	3.05	—	—	45.01	7.27	2,518,255	39	1.05		1.05		(0.73)
12/31/20		26.81	(0.22)	15.37	15.15	—	—	41.96	56.51	2,536,309	51	1.06		1.06		(0.74)
12/31/19		21.55	(0.03)	5.29	5.26	—	—	26.81	24.41	1,806,339	31	1.06		1.06		(0.14)
12/31/18		24.91	(0.08)	(2.08)	(2.16)	—	(1.20)	21.55	(9.11)	1,574,523	23	1.07		1.07		(0.31)

Class I
12/31/22		47.30	(0.06)	(16.55)	(16.61)	—	—	30.69	(35.12)	16,466	50	0.75		0.76		(0.18)
12/31/21		43.97	(0.19)	3.52	3.33	—	—	47.30	7.57	26,500	39	0.75		0.75		(0.41)
12/31/20		28.01	(0.15)	16.11	15.96	—	—	43.97	56.98	21,332	51	0.76		0.76		(0.49)
12/31/19		22.44	0.03	5.54	5.57	—	—	28.01	24.82	57,082	31	0.76		0.76		0.10
12/31/18		25.81	(0.01)	(2.16)	(2.17)	—	(1.20)	22.44	(8.83)	164,359	23	0.77		0.77		(0.02)

JNL/JPMorgan Global Allocation Fund
Class A
12/31/22		15.07	0.14	(3.01)	(2.87)	—	—	12.20	(19.04)	1,014,331	110	1.06	(a)	1.06	(a)	1.09
12/31/21		13.84	0.12	1.11	1.23	—	—	15.07	8.89	1,410,178	106	1.06	(a)	1.06	(a)	0.86
12/31/20		12.39	0.11	1.34	1.45	—	—	13.84	11.70	1,467,097	138	1.06	(a)	1.06	(a)	0.90
12/31/19	(b)	10.52	0.16	1.71	1.87	—	—	12.39	17.78	38,453	188	1.02	(a)	1.10	(a)	1.34
12/31/18	(b)	11.64	0.12	(1.13)	(1.01)	(0.11)	—	10.52	(8.74)	32,186	43	1.11		1.11		1.09

Class I
12/31/22		15.24	0.18	(3.05)	(2.87)	—	—	12.37	(18.83)	3,212	110	0.76	(a)	0.76	(a)	1.41
12/31/21		13.95	0.17	1.12	1.29	—	—	15.24	9.25	3,868	106	0.76	(a)	0.76	(a)	1.12
12/31/20		12.45	0.14	1.36	1.50	—	—	13.95	12.05	2,305	138	0.64	(a)	0.77	(a)	1.17
12/31/19	(b)	10.55	0.21	1.69	1.90	—	—	12.45	18.01	13,144	188	0.63	(a)	0.78	(a)	1.78
12/31/18	(b)	11.65	0.18	(1.15)	(0.97)	(0.13)	—	10.55	(8.34)	—	43	0.71		0.71		1.56

JNL/JPMorgan Hedged Equity Fund
Class A
12/31/22		13.47	0.07	(1.21)	(1.14)	(0.04)	—	12.29	(8.44)	619,218	32	0.96	(c)	0.96	(c)	0.59
12/31/21		12.00	0.05	1.50	1.55	(0.08)	—	13.47	12.94	534,969	42	0.97	(c)	0.97	(c)	0.40
12/31/20		10.59	0.09	1.37	1.46	(0.05)	—	12.00	13.80	340,365	76	0.97	(c)	0.97	(c)	0.77
12/31/19		9.51	0.09	1.16	1.25	—	(0.17)	10.59	13.16	83,517	45	0.96	(c)	0.96	(c)	0.90
12/31/18	(d)	10.00	0.04	(0.48)	(0.44)	(0.03)	(0.02)	9.51	(4.47)	19,436	12	0.99	(c)	0.99	(c)	1.02

Class I
12/31/22		13.57	0.11	(1.21)	(1.10)	(0.07)	—	12.40	(8.12)	115,941	32	0.66	(c)	0.66	(c)	0.85
12/31/21		12.07	0.09	1.51	1.60	(0.10)	—	13.57	13.26	151,324	42	0.67	(c)	0.67	(c)	0.69
12/31/20		10.63	0.12	1.38	1.50	(0.06)	—	12.07	14.08	144,751	76	0.67	(c)	0.67	(c)	1.06
12/31/19		9.51	0.12	1.17	1.29	—	(0.17)	10.63	13.59	201,878	45	0.66	(c)	0.66	(c)	1.16
12/31/18	(d)	10.00	0.06	(0.50)	(0.44)	(0.03)	(0.02)	9.51	(4.43)	83,681	12	0.69	(c)	0.69	(c)	1.48

(a)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/JPMorgan Global Allocation Fund were as follows: Class A: December 31, 2022: 1.05%, 1.05% December 31, 2021: 1.04%, 1.04% December 31, 2020: 1.05%, 1.05% December 31, 2019: 1.08%, 1.00% Class I: December 31, 2022: 0.75%, 0.75% December 31, 2021: 0.74%, 0.74% December 31, 2020: 0.74%, 0.74% December 31, 2019: 0.77%, 0.62%. Effective June 24, 2019, JNL/JPMorgan Global Allocation Fund voluntarily began waiving a portion of advisory fees. Effective October 14, 2019, the voluntary waiver became contractual.

(b)	Consolidated Financial Statements.
(c)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/JPMorgan Hedged Equity Fund were as follows: Class A: December 31, 2022: 0.95%, 0.95% December 31, 2021: 0.96%, 0.96% December 31, 2020: 0.96%, 0.96% December 31, 2019: 0.95%, 0.95% December 31, 2018: 0.95%, 0.95% Class I: December 31, 2022: 0.65%, 0.65% December 31, 2021: 0.66%, 0.66% December 31, 2020: 0.66%, 0.66% December 31, 2019: 0.65%, 0.65% December 31, 2018: 0.65%, 0.65%

(d)	The Fund commenced operations on August 13, 2018.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/JPMorgan MidCap Growth Fund
Class A
12/31/22	67.95	(0.21)	(18.19)	(18.40)	—	—	49.55	(27.08)	2,372,487	38	0.89	0.89	(0.39)
12/31/21	61.20	(0.33)	7.08	6.75	—	—	67.95	11.03	3,526,344	44	0.88	0.88	(0.50)
12/31/20	41.36	(0.20)	20.04	19.84	—	—	61.20	47.97	3,393,687	60	0.90	0.90	(0.42)
12/31/19	29.56	(0.09)	11.89	11.80	—	—	41.36	39.92	2,118,202	48	0.91	0.91	(0.24)
12/31/18	34.51	(0.09)	(1.44)	(1.53)	—	(3.42)	29.56	(5.00)	1,426,313	56	0.91	0.91	(0.26)

Class I
12/31/22	70.61	(0.05)	(18.92)	(18.97)	—	—	51.64	(26.87)	292,605	38	0.59	0.59	(0.09)
12/31/21	63.41	(0.14)	7.34	7.20	—	—	70.61	11.35	456,403	44	0.58	0.58	(0.21)
12/31/20	42.72	(0.05)	20.74	20.69	—	—	63.41	48.43	354,786	60	0.60	0.60	(0.11)
12/31/19	30.44	0.03	12.25	12.28	—	—	42.72	40.34	291,438	48	0.61	0.61	0.07
12/31/18	35.33	0.01	(1.48)	(1.47)	—	(3.42)	30.44	(4.71)	392,977	56	0.61	0.61	0.04

JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A
12/31/22	14.15	0.21	(1.86)	(1.65)	—	—	12.50	(11.66)	931,244	19	0.69	0.69	1.62
12/31/21	14.46	0.17	(0.48)	(0.31)	—	—	14.15	(2.14)	1,250,857	10	0.68	0.68	1.21
12/31/20	13.52	0.19	0.75	0.94	—	—	14.46	6.95	1,659,012	46	0.68	0.68	1.35
12/31/19	12.70	0.30	0.52	0.82	—	—	13.52	6.46	967,204	16	0.70	0.70	2.25
12/31/18	13.09	0.30	(0.25)	0.05	(0.41)	(0.03)	12.70	0.45	838,851	3	0.69	0.69	2.36

Class I
12/31/22	15.02	0.27	(1.98)	(1.71)	—	—	13.31	(11.38)	672,941	19	0.39	0.39	1.99
12/31/21	15.30	0.23	(0.51)	(0.28)	—	—	15.02	(1.83)	292,136	10	0.38	0.38	1.51
12/31/20	14.27	0.25	0.78	1.03	—	—	15.30	7.22	625,482	46	0.38	0.38	1.63
12/31/19	13.36	0.36	0.55	0.91	—	—	14.27	6.81	256,961	16	0.40	0.40	2.56
12/31/18	13.75	0.36	(0.27)	0.09	(0.45)	(0.03)	13.36	0.77	231,252	3	0.39	0.39	2.65

JNL/JPMorgan U.S. Value Fund
Class A
12/31/22	15.22	0.20	(0.65)	(0.45)	—	—	14.77	(2.96)	980,669	14	0.89	0.89	1.36
12/31/21	11.95	0.15	3.12	3.27	—	—	15.22	27.36	942,693	21	0.89	0.89	1.09
12/31/20	12.42	0.17	(0.64)	(0.47)	—	—	11.95	(3.78)	723,426	79	0.94	0.94	1.65
12/31/19	10.10	0.22	2.10	2.32	—	—	12.42	22.97	631,200	22	1.01	1.01	1.91
12/31/18	11.66	0.19	(1.21)	(1.02)	(0.14)	(0.40)	10.10	(9.03)	572,358	21	0.99	0.99	1.66

Class I
12/31/22	15.51	0.24	(0.65)	(0.41)	—	—	15.10	(2.64)	642,669	14	0.59	0.59	1.65
12/31/21	12.14	0.20	3.17	3.37	—	—	15.51	27.76	676,257	21	0.59	0.59	1.38
12/31/20	12.59	0.20	(0.65)	(0.45)	—	—	12.14	(3.57)	373,488	79	0.60	0.60	1.84
12/31/19	10.20	0.24	2.15	2.39	—	—	12.59	23.43	2,121	22	0.70	0.70	2.13
12/31/18	11.78	0.23	(1.23)	(1.00)	(0.18)	(0.40)	10.20	(8.76)	391,915	21	0.69	0.69	1.96

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Lazard International Strategic Equity Fund
Class A
12/31/22		17.14	0.16	(3.08)	(2.92)	(0.37)		(0.44)	13.41	(17.09)	104,439	45	1.14	1.15	1.08
12/31/21		16.22	0.17	0.87	1.04	(0.07)		(0.05)	17.14	6.42	115,951	28	1.15	1.15	0.99
12/31/20		14.42	0.11	1.77	1.88	(0.08)		—	16.22	13.03	76,966	44	1.16	1.16	0.80
12/31/19		11.93	0.19	2.42	2.61	(0.03)		(0.09)	14.42	21.92	82,765	35	1.15	1.15	1.38
12/31/18		13.30	0.14	(1.49)	(1.35)	(0.02)		—	11.93	(10.12)	60,426	38	1.15	1.15	1.06

Class I
12/31/22		17.20	0.21	(3.10)	(2.89)	(0.41)		(0.44)	13.46	(16.85)	358,431	45	0.84	0.85	1.43
12/31/21		16.26	0.24	0.85	1.09	(0.10)		(0.05)	17.20	6.72	351,431	28	0.85	0.85	1.40
12/31/20		14.45	0.12	1.81	1.93	(0.12)		—	16.26	13.40	364,495	44	0.86	0.86	0.90
12/31/19		11.95	0.22	2.43	2.65	(0.06)		(0.09)	14.45	22.24	149,570	35	0.85	0.85	1.66
12/31/18		13.31	0.06	(1.37)	(1.31)	(0.05)		—	11.95	(9.84)	90,677	38	0.85	0.85	0.45

JNL/Loomis Sayles Global Growth Fund
Class A
12/31/22		16.00	0.01	(4.21)	(4.20)	(0.00)	(a)	—	11.80	(26.25)	303,107	21	1.00	1.00	0.05
12/31/21		15.47	(0.03)	0.90	0.87	—		(0.34)	16.00	5.61	438,686	10	1.01	1.01	(0.20)
12/31/20		11.54	(0.05)	4.07	4.02	(0.03)		(0.06)	15.47	34.85	465,932	33	1.01	1.01	(0.35)
12/31/19		8.84	0.02	2.70	2.72	(0.02)		—	11.54	30.75	3,638	18	1.00	1.00	0.17
12/31/18	(b)	10.00	0.00	(1.16)	(1.16)	—		—	8.84	(11.60)	398	9	1.00	1.00	0.08

Class I
12/31/22		16.16	0.05	(4.24)	(4.19)	(0.01)		—	11.96	(25.97)	224,270	21	0.70	0.70	0.39
12/31/21		15.59	0.02	0.89	0.91	—		(0.34)	16.16	5.82	464,891	10	0.71	0.71	0.10
12/31/20		11.59	0.03	4.06	4.09	(0.03)		(0.06)	15.59	35.30	479,627	33	0.71	0.71	0.21
12/31/19		8.85	0.07	2.69	2.76	(0.02)		—	11.59	31.18	308,894	18	0.70	0.70	0.63
12/31/18	(b)	10.00	0.02	(1.17)	(1.15)	—		—	8.85	(11.50)	251,444	9	0.70	0.70	0.49

JNL/Lord Abbett Short Duration Income Fund
Class A
12/31/22		10.45	0.22	(0.74)	(0.52)	(0.05)		(0.01)	9.87	(4.95)	366,580	99	0.80	0.80	2.21
12/31/21		10.45	0.10	(0.06)	0.04	(0.03)		(0.01)	10.45	0.33	264,463	108	0.81	0.81	0.93
12/31/20	(c)	10.00	0.10	0.35	0.45	—		—	10.45	4.50	193,273	70	0.81	0.81	1.46

Class I
12/31/22		10.50	0.26	(0.76)	(0.50)	(0.07)		(0.01)	9.92	(4.73)	763,146	99	0.50	0.50	2.55
12/31/21		10.47	0.13	(0.06)	0.07	(0.03)		(0.01)	10.50	0.68	502,495	108	0.51	0.51	1.21
12/31/20	(c)	10.00	0.13	0.34	0.47	—		—	10.47	4.70	137,237	70	0.51	0.51	1.85

(a)	Amount represents less than $0.005.
(b)	The Fund commenced operations on August 13, 2018.
(c)	The Fund commenced operations on April 27, 2020.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Communication Services Sector Fund(a)
Class A
12/31/22	20.93	0.04	(8.69)	(8.65)	—	—	12.28	(41.33)	163,074	9	0.66	0.66	0.28
12/31/21	18.10	0.02	2.81	2.83	—	—	20.93	15.64	351,276	23	0.65	0.65	0.11
12/31/20	14.45	0.06	3.59	3.65	—	—	18.10	25.26	251,202	14	0.67	0.67	0.37
12/31/19	11.43	0.05	2.97	3.02	—	—	14.45	26.42	157,958	54	0.67	0.67	0.40
12/31/18	14.55	0.43	(1.14)	(0.71)	(0.58)	(1.83)	11.43	(5.81)	111,155	110	0.68	0.68	3.10

Class I
12/31/22	19.67	0.09	(8.18)	(8.09)	—	—	11.58	(41.13)	3,249	9	0.31	0.36	0.61
12/31/21	16.96	0.10	2.61	2.71	—	—	19.67	15.98	5,855	23	0.30	0.35	0.50
12/31/20	13.49	0.09	3.38	3.47	—	—	16.96	25.72	4,452	14	0.32	0.37	0.63
12/31/19	10.63	0.08	2.78	2.86	—	—	13.49	26.91	1,377	54	0.32	0.37	0.65
12/31/18	13.69	0.38	(0.99)	(0.61)	(0.62)	(1.83)	10.63	(5.47)	397	110	0.33	0.38	3.01

JNL/Mellon Consumer Discretionary Sector Fund(b)
Class A
12/31/22	45.83	0.12	(16.59)	(16.47)	—	—	29.36	(35.94)	1,091,635	13	0.64	0.64	0.34
12/31/21	37.40	0.03	8.40	8.43	—	—	45.83	22.54	2,073,525	25	0.64	0.64	0.06
12/31/20	25.44	0.06	11.90	11.96	—	—	37.40	47.01	1,799,580	11	0.64	0.64	0.22
12/31/19	20.05	0.16	5.23	5.39	—	—	25.44	26.88	1,309,949	4	0.64	0.64	0.69
12/31/18	20.81	0.15	(0.37)	(0.22)	(0.15)	(0.39)	20.05	(1.22)	1,129,094	36	0.64	0.64	0.67

Class I
12/31/22	47.23	0.26	(17.13)	(16.87)	—	—	30.36	(35.72)	14,734	13	0.29	0.34	0.72
12/31/21	38.41	0.18	8.64	8.82	—	—	47.23	22.96	18,550	25	0.29	0.34	0.42
12/31/20	26.03	0.16	12.22	12.38	—	—	38.41	47.56	13,457	11	0.29	0.34	0.54
12/31/19	20.45	0.25	5.33	5.58	—	—	26.03	27.29	5,176	4	0.29	0.34	1.05
12/31/18	21.21	0.22	(0.38)	(0.16)	(0.21)	(0.39)	20.45	(0.91)	2,695	36	0.29	0.34	0.99

JNL/Mellon Consumer Staples Sector Fund
Class A
12/31/22	15.64	0.27	(0.77)	(0.50)	—	—	15.14	(3.20)	558,649	15	0.65	0.65	1.79
12/31/21	13.45	0.24	1.95	2.19	—	—	15.64	16.28	263,522	29	0.66	0.66	1.71
12/31/20	12.18	0.27	1.00	1.27	—	—	13.45	10.43	218,540	43	0.67	0.67	2.28
12/31/19	9.66	0.24	2.28	2.52	—	—	12.18	26.09	151,594	25	0.69	0.69	2.16
12/31/18	10.61	0.25	(1.20)	(0.95)	—	—	9.66	(8.95)	63,583	45	0.70	0.70	2.46

Class I
12/31/22	15.86	0.33	(0.78)	(0.45)	—	—	15.41	(2.84)	13,764	15	0.30	0.35	2.18
12/31/21	13.59	0.30	1.97	2.27	—	—	15.86	16.70	4,259	29	0.31	0.36	2.07
12/31/20	12.26	0.33	1.00	1.33	—	—	13.59	10.85	3,212	43	0.32	0.37	2.66
12/31/19	9.70	0.29	2.27	2.56	—	—	12.26	26.39	1,506	25	0.34	0.39	2.52
12/31/18	10.62	0.28	(1.20)	(0.92)	—	—	9.70	(8.66)	465	45	0.35	0.40	2.75

(a)

On April 27, 2020, JNL/Mellon Communication Services Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

(b)

On April 27, 2020, JNL/Mellon Consumer Discretionary Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Dow Index Fund(a)
Class A
12/31/22	43.27	0.57	(3.80)	(3.23)	—	—	40.04	(7.46)	1,226,966	1	0.65	0.65	1.43
12/31/21	36.01	0.47	6.79	7.26	—	—	43.27	20.16	1,421,801	0	0.65	0.65	1.16
12/31/20	33.05	0.51	2.45	2.96	—	—	36.01	8.96	1,174,585	36	0.65	0.65	1.62
12/31/19	26.55	0.53	5.97	6.50	—	—	33.05	24.48	1,028,406	2	0.65	0.65	1.76
12/31/18	27.66	0.45	(1.56)	(1.11)	—	—	26.55	(4.01)	783,970	6	0.66	0.66	1.61

Class I
12/31/22	43.93	0.72	(3.86)	(3.14)	—	—	40.79	(7.15)	23,124	1	0.30	0.35	1.79
12/31/21	36.43	0.62	6.88	7.50	—	—	43.93	20.59	24,182	0	0.30	0.35	1.51
12/31/20	33.32	0.63	2.48	3.11	—	—	36.43	9.33	14,615	36	0.30	0.35	1.96
12/31/19	26.67	0.66	5.99	6.65	—	—	33.32	24.93	6,345	2	0.30	0.35	2.12
12/31/18	27.69	0.56	(1.58)	(1.02)	—	—	26.67	(3.68)	1,246	6	0.31	0.36	1.98

JNL/Mellon Energy Sector Fund(b)
Class A
12/31/22	22.43	1.07	12.69	13.76	—	—	36.19	61.35	2,893,112	27	0.64	0.64	3.35
12/31/21	14.50	0.74	7.19	7.93	—	—	22.43	54.69	1,380,863	30	0.64	0.64	3.69
12/31/20	21.88	0.67	(8.05)	(7.38)	—	—	14.50	(33.73)	839,480	14	0.65	0.65	4.74
12/31/19	20.14	0.65	1.09	1.74	—	—	21.88	8.64	1,084,341	8	0.64	0.64	2.97
12/31/18	26.10	0.54	(5.75)	(5.21)	(0.75)	—	20.14	(20.40)	1,083,379	7	0.64	0.64	2.08

Class I
12/31/22	23.06	1.22	13.05	14.27	—	—	37.33	61.88	32,566	27	0.29	0.34	3.71
12/31/21	14.86	0.84	7.36	8.20	—	—	23.06	55.18	14,211	30	0.29	0.34	4.03
12/31/20	22.34	0.71	(8.19)	(7.48)	—	—	14.86	(33.48)	4,445	14	0.30	0.35	4.93
12/31/19	20.49	0.74	1.11	1.85	—	—	22.34	9.03	4,594	8	0.29	0.34	3.35
12/31/18	26.52	0.65	(5.86)	(5.21)	(0.82)	—	20.49	(20.13)	2,452	7	0.29	0.34	2.47

JNL/Mellon Financial Sector Fund(c)
Class A
12/31/22	19.00	0.22	(2.67)	(2.45)	—	—	16.55	(12.89)	1,352,012	16	0.64	0.64	1.30
12/31/21	14.69	0.21	4.10	4.31	—	—	19.00	29.34	1,628,528	28	0.64	0.64	1.14
12/31/20	15.10	0.25	(0.66)	(0.41)	—	—	14.69	(2.72)	1,119,113	7	0.64	0.64	2.02
12/31/19	11.52	0.24	3.34	3.58	—	—	15.10	31.08	1,348,714	4	0.64	0.64	1.81
12/31/18	13.94	0.20	(2.09)	(1.89)	(0.17)	(0.36)	11.52	(13.87)	1,176,710	6	0.64	0.64	1.46

Class I
12/31/22	19.26	0.28	(2.70)	(2.42)	—	—	16.84	(12.56)	20,436	16	0.29	0.34	1.64
12/31/21	14.84	0.27	4.15	4.42	—	—	19.26	29.78	23,731	28	0.29	0.34	1.46
12/31/20	15.20	0.30	(0.66)	(0.36)	—	—	14.84	(2.37)	9,645	7	0.29	0.34	2.36
12/31/19	11.56	0.29	3.35	3.64	—	—	15.20	31.49	5,938	4	0.29	0.34	2.15
12/31/18	13.97	0.26	(2.11)	(1.85)	(0.20)	(0.36)	11.56	(13.57)	4,096	6	0.29	0.34	1.91

(a)

On April 27, 2020, JNL/Mellon Dow Index Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

(b)

On April 27, 2020, JNL/Mellon Energy Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

(c)

On April 27, 2020, JNL/Mellon Financial Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Healthcare Sector Fund(a)
Class A
12/31/22	44.99	0.36	(2.96)	(2.60)	—	—	42.39	(5.78)	3,665,432	3	0.63	0.63	0.87
12/31/21	37.43	0.29	7.27	7.56	—	—	44.99	20.20	4,262,922	10	0.63	0.63	0.71
12/31/20	31.85	0.30	5.28	5.58	—	—	37.43	17.52	3,748,785	9	0.63	0.63	0.90
12/31/19	26.24	0.27	5.34	5.61	—	—	31.85	21.38	3,336,754	5	0.63	0.63	0.95
12/31/18	25.63	0.23	1.06	1.29	(0.25)	(0.43)	26.24	4.95	3,063,593	10	0.63	0.63	0.86

Class I
12/31/22	45.71	0.51	(2.99)	(2.48)	—	—	43.23	(5.43)	36,655	3	0.28	0.33	1.22
12/31/21	37.90	0.44	7.37	7.81	—	—	45.71	20.61	37,075	10	0.28	0.33	1.06
12/31/20	32.14	0.42	5.34	5.76	—	—	37.90	17.92	25,108	9	0.28	0.33	1.25
12/31/19	26.38	0.37	5.39	5.76	—	—	32.14	21.83	14,475	5	0.28	0.33	1.29
12/31/18	25.75	0.32	1.07	1.39	(0.33)	(0.43)	26.38	5.29	7,571	10	0.28	0.33	1.19

JNL/Mellon Industrials Sector Fund
Class A
12/31/22	16.30	0.14	(1.56)	(1.42)	—	—	14.88	(8.71)	183,611	24	0.66	0.66	0.97
12/31/21	13.48	0.10	2.72	2.82	—	—	16.30	20.92	241,085	37	0.66	0.66	0.68
12/31/20	11.87	0.11	1.50	1.61	—	—	13.48	13.56	108,689	38	0.70	0.70	0.98
12/31/19	9.13	0.13	2.61	2.74	—	—	11.87	30.01	75,506	48	0.70	0.70	1.21
12/31/18	10.67	0.11	(1.65)	(1.54)	—	—	9.13	(14.43)	29,549	135	0.71	0.71	1.08

Class I
12/31/22	16.53	0.20	(1.58)	(1.38)	—	—	15.15	(8.35)	5,193	24	0.31	0.36	1.34
12/31/21	13.62	0.16	2.75	2.91	—	—	16.53	21.37	4,772	37	0.31	0.36	1.02
12/31/20	11.96	0.15	1.51	1.66	—	—	13.62	13.88	3,278	38	0.35	0.40	1.32
12/31/19	9.17	0.17	2.62	2.79	—	—	11.96	30.43	1,095	48	0.35	0.40	1.57
12/31/18	10.67	0.16	(1.66)	(1.50)	—	—	9.17	(14.06)	538	135	0.36	0.41	1.56

JNL/Mellon Information Technology Sector Fund(b)
Class A
12/31/22	42.80	0.10	(13.79)	(13.69)	—	—	29.11	(31.99)	3,475,561	9	0.62	0.62	0.31
12/31/21	32.13	0.07	10.60	10.67	—	—	42.80	33.21	5,983,103	22	0.62	0.62	0.19
12/31/20	22.14	0.11	9.88	9.99	—	—	32.13	45.12	4,935,985	12	0.63	0.63	0.42
12/31/19	14.96	0.13	7.05	7.18	—	—	22.14	47.99	3,463,885	7	0.64	0.64	0.70
12/31/18	15.31	0.10	(0.20)	(0.10)	(0.07)	(0.18)	14.96	(0.76)	2,398,384	26	0.64	0.64	0.57

Class I
12/31/22	44.17	0.23	(14.26)	(14.03)	—	—	30.14	(31.76)	53,514	9	0.27	0.32	0.67
12/31/21	33.04	0.20	10.93	11.13	—	—	44.17	33.69	84,968	22	0.27	0.32	0.54
12/31/20	22.69	0.20	10.15	10.35	—	—	33.04	45.61	56,987	12	0.28	0.33	0.75
12/31/19	15.28	0.20	7.21	7.41	—	—	22.69	48.49	23,156	7	0.29	0.34	1.04
12/31/18	15.60	0.17	(0.21)	(0.04)	(0.10)	(0.18)	15.28	(0.38)	8,332	26	0.29	0.34	0.96

(a)

On April 27, 2020, JNL/Mellon Healthcare Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

(b)

On April 27, 2020, JNL/Mellon Information Technology Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Materials Sector Fund
Class A
12/31/22	16.28	0.19	(2.13)	(1.94)	—	—	14.34	(11.92)	187,042	46	0.66	0.66	1.34
12/31/21	12.68	0.16	3.44	3.60	—	—	16.28	28.39	193,535	70	0.67	0.67	1.07
12/31/20	10.67	0.16	1.85	2.01	—	—	12.68	18.84	77,306	43	0.70	0.70	1.47
12/31/19	8.69	0.14	1.84	1.98	—	—	10.67	22.78	25,279	50	0.71	0.71	1.46
12/31/18	10.68	0.11	(2.10)	(1.99)	—	—	8.69	(18.63)	16,426	182	0.72	0.72	1.09

Class I
12/31/22	16.51	0.24	(2.15)	(1.91)	—	—	14.60	(11.57)	4,829	46	0.31	0.36	1.61
12/31/21	12.82	0.21	3.48	3.69	—	—	16.51	28.78	6,415	70	0.32	0.37	1.41
12/31/20	10.74	0.20	1.88	2.08	—	—	12.82	19.37	2,005	43	0.35	0.40	1.82
12/31/19	8.72	0.18	1.84	2.02	—	—	10.74	23.17	578	50	0.36	0.41	1.81
12/31/18	10.68	0.17	(2.13)	(1.96)	—	—	8.72	(18.35)	310	182	0.37	0.42	1.73

JNL/Mellon Nasdaq 100 Index Fund(a)
Class A
12/31/22	58.47	0.12	(19.31)	(19.19)	—	—	39.28	(32.82)	4,276,647	8	0.65	0.65	0.27
12/31/21	46.15	0.02	12.30	12.32	—	—	58.47	26.70	6,826,247	10	0.64	0.64	0.04
12/31/20	31.19	0.09	14.87	14.96	—	—	46.15	47.96	5,711,478	17	0.65	0.65	0.24
12/31/19	22.51	0.12	8.56	8.68	—	—	31.19	38.56	3,378,320	10	0.67	0.67	0.43
12/31/18	22.87	0.11	(0.24)	(0.13)	(0.07)	(0.16)	22.51	(0.64)	2,442,353	7	0.67	0.67	0.45

Class I
12/31/22	38.81	0.19	(12.83)	(12.64)	—	—	26.17	(32.57)	77,284	8	0.30	0.35	0.62
12/31/21	30.52	0.14	8.15	8.29	—	—	38.81	27.16	124,040	10	0.29	0.34	0.39
12/31/20	20.56	0.15	9.81	9.96	—	—	30.52	48.44	82,586	17	0.30	0.35	0.58
12/31/19	14.79	0.14	5.63	5.77	—	—	20.56	39.01	27,179	10	0.32	0.37	0.79
12/31/18	15.08	0.14	(0.16)	(0.02)	(0.11)	(0.16)	14.79	(0.27)	11,183	7	0.32	0.37	0.83

JNL/Mellon Real Estate Sector Fund
Class A
12/31/22	16.29	0.28	(4.53)	(4.25)	—	—	12.04	(26.09)	174,079	32	0.66	0.66	2.05
12/31/21	11.74	0.20	4.35	4.55	—	—	16.29	38.76	249,641	36	0.66	0.66	1.41
12/31/20	12.40	0.20	(0.86)	(0.66)	—	—	11.74	(5.32)	110,303	30	0.69	0.69	1.83
12/31/19	9.69	0.26	2.45	2.71	—	—	12.40	27.97	169,550	36	0.68	0.68	2.24
12/31/18	10.23	0.42	(0.96)	(0.54)	—	—	9.69	(5.28)	45,116	61	0.68	0.68	4.14

Class I
12/31/22	16.46	0.34	(4.59)	(4.25)	—	—	12.21	(25.82)	11,384	32	0.31	0.36	2.45
12/31/21	11.82	0.26	4.38	4.64	—	—	16.46	39.26	15,651	36	0.31	0.36	1.81
12/31/20	12.44	0.29	(0.91)	(0.62)	—	—	11.82	(4.98)	6,517	30	0.34	0.39	2.58
12/31/19	9.69	0.30	2.45	2.75	—	—	12.44	28.38	4,130	36	0.33	0.38	2.54
12/31/18	10.24	0.34	(0.89)	(0.55)	—	—	9.69	(5.37)	1,922	61	0.33	0.38	3.42

(a)

On April 27, 2020, JNL/Mellon Nasdaq 100 Index Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon S&P 500 Index Fund
Class A
12/31/22	36.48	0.36	(7.12)	(6.76)	—	—	29.72	(18.53)	10,650,597	3	0.52	0.52	1.13
12/31/21	28.48	0.29	7.71	8.00	—	—	36.48	28.09	13,175,436	3	0.52	0.52	0.90
12/31/20	24.18	0.32	3.98	4.30	—	—	28.48	17.78	10,387,450	6	0.53	0.53	1.31
12/31/19	19.49	0.34	5.59	5.93	(0.34)	(0.90)	24.18	30.83	8,931,615	5	0.53	0.53	1.51
12/31/18	21.94	0.32	(1.30)	(0.98)	(0.31)	(1.16)	19.49	(4.88)	6,897,618	4	0.53	0.53	1.43

Class I
12/31/22	37.70	0.47	(7.36)	(6.89)	—	—	30.81	(18.28)	7,886	3	0.22	0.22	1.43
12/31/21	29.35	0.38	7.97	8.35	—	—	37.70	28.45	9,552	3	0.22	0.22	1.24
12/31/20	24.85	0.40	4.10	4.50	—	—	29.35	18.11	263,048	6	0.23	0.23	1.62
12/31/19	19.99	0.42	5.74	6.16	(0.40)	(0.90)	24.85	31.26	285,513	5	0.23	0.23	1.80
12/31/18	22.45	0.39	(1.33)	(0.94)	(0.36)	(1.16)	19.99	(4.61)	216,622	4	0.23	0.23	1.70

JNL/Mellon U.S. Stock Market Index Fund
Class A
12/31/22	19.78	0.17	(4.11)	(3.94)	—	—	15.84	(19.92)	4,521,043	2	0.60	0.60	0.98
12/31/21	15.78	0.13	3.87	4.00	—	—	19.78	25.35	6,594,525	52	0.61	0.61	0.72
12/31/20	13.13	0.16	2.49	2.65	—	—	15.78	20.18	871,033	11	0.56	0.61	1.19
12/31/19	10.09	0.18	2.86	3.04	—	—	13.13	30.13	571,857	20	0.54	0.60	1.50
12/31/18	10.71	0.17	(0.79)	(0.62)	—	—	10.09	(5.79)	265,605	7	0.54	0.60	1.58

Class I
12/31/22	20.05	0.22	(4.16)	(3.94)	—	—	16.11	(19.65)	59,858	2	0.30	0.30	1.28
12/31/21	15.96	0.19	3.90	4.09	—	—	20.05	25.63	84,430	52	0.30	0.31	1.00
12/31/20	13.23	0.20	2.53	2.73	—	—	15.96	20.63	24,056	11	0.26	0.31	1.51
12/31/19	10.14	0.22	2.87	3.09	—	—	13.23	30.47	14,065	20	0.24	0.30	1.82
12/31/18	10.72	0.23	(0.81)	(0.58)	—	—	10.14	(5.41)	5,260	7	0.24	0.30	2.07

JNL/Mellon Utilities Sector Fund
Class A
12/31/22	18.66	0.44	(0.29)	0.15	—	—	18.81	0.80	650,159	16	0.65	0.65	2.35
12/31/21	15.98	0.41	2.27	2.68	—	—	18.66	16.77	319,659	16	0.66	0.66	2.44
12/31/20	16.15	0.41	(0.58)	(0.17)	—	—	15.98	(1.05)	284,687	25	0.66	0.66	2.66
12/31/19	13.28	0.39	2.82	3.21	(0.11)	(0.23)	16.15	24.20	343,415	28	0.66	0.66	2.54
12/31/18	13.18	0.37	0.14	0.51	(0.27)	(0.14)	13.28	3.79	169,690	42	0.69	0.69	2.77

Class I
12/31/22	18.89	0.51	(0.28)	0.23	—	—	19.12	1.22	11,735	16	0.30	0.35	2.69
12/31/21	16.13	0.48	2.28	2.76	—	—	18.89	17.11	5,113	16	0.31	0.36	2.79
12/31/20	16.24	0.45	(0.56)	(0.11)	—	—	16.13	(0.68)	3,785	25	0.31	0.36	2.94
12/31/19	13.31	0.45	2.83	3.28	(0.12)	(0.23)	16.24	24.69	4,534	28	0.31	0.36	2.92
12/31/18	13.20	0.43	0.11	0.54	(0.29)	(0.14)	13.31	4.03	1,021	42	0.34	0.39	3.15

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon World Index Fund(a)
Class A
12/31/22		36.96	0.45	(7.12)	(6.67)	—	—	30.29	(18.05)	345,897	2	0.65	0.65	1.41
12/31/21		31.02	0.38	6.17	6.55	(0.43)	(0.18)	36.96	21.17	416,249	8	0.66	0.66	1.11
12/31/20		27.49	0.36	3.91	4.27	(0.56)	(0.18)	31.02	15.61	363,797	3	0.67	0.67	1.34
12/31/19		22.12	0.45	5.54	5.99	(0.47)	(0.15)	27.49	27.27	368,151	4	0.67	0.67	1.79
12/31/18		28.54	0.49	(2.79)	(2.30)	(1.02)	(3.10)	22.12	(8.84)	305,422	2	0.67	0.67	1.74

Class I
12/31/22		37.16	0.56	(7.16)	(6.60)	—	—	30.56	(17.76)	8,408	2	0.30	0.35	1.76
12/31/21		31.16	0.50	6.21	6.71	(0.53)	(0.18)	37.16	21.59	8,601	8	0.31	0.36	1.43
12/31/20		27.60	0.46	3.94	4.40	(0.66)	(0.18)	31.16	16.02	4,422	3	0.32	0.37	1.69
12/31/19		22.19	0.54	5.58	6.12	(0.56)	(0.15)	27.60	27.77	2,826	4	0.32	0.37	2.10
12/31/18		28.59	0.53	(2.74)	(2.21)	(1.09)	(3.10)	22.19	(8.52)	1,511	2	0.32	0.37	1.94

JNL/MFS Mid Cap Value Fund
Class A
12/31/22		17.87	0.22	(1.83)	(1.61)	—	—	16.26	(9.01)	1,973,870	19	0.95	0.95	1.31
12/31/21		13.69	0.13	4.05	4.18	—	—	17.87	30.53	2,162,629	27	0.95	0.95	0.79
12/31/20		13.18	0.13	0.38	0.51	—	—	13.69	3.87	1,655,807	32	0.96	0.96	1.15
12/31/19		10.07	0.15	2.96	3.11	—	—	13.18	30.88	1,237,628	22	0.96	0.96	1.24
12/31/18		12.13	0.14	(1.51)	(1.37)	(0.05)	(0.64)	10.07	(11.68)	1,027,972	40	0.96	0.96	1.15

Class I
12/31/22		18.16	0.27	(1.86)	(1.59)	—	—	16.57	(8.76)	45,649	19	0.65	0.65	1.62
12/31/21		13.87	0.18	4.11	4.29	—	—	18.16	30.93	47,902	27	0.65	0.65	1.11
12/31/20		13.32	0.17	0.38	0.55	—	—	13.87	4.13	25,779	32	0.66	0.66	1.44
12/31/19		10.14	0.18	3.00	3.18	—	—	13.32	31.36	187,007	22	0.66	0.66	1.53
12/31/18		12.20	0.18	(1.53)	(1.35)	(0.07)	(0.64)	10.14	(11.46)	173,400	40	0.66	0.66	1.50

JNL/Morningstar PitchBook Listed Private Equity Index Fund
Class A
12/31/22		12.07	0.18	(4.34)	(4.16)	—	—	7.91	(34.47)	3,548	67	0.71	0.71	2.06
12/31/21	(b)	10.00	0.06	2.01	2.07	—	—	12.07	20.70	4,200	56	0.72	0.72	0.80

Class I
12/31/22		12.10	0.22	(4.37)	(4.15)	—	—	7.95	(34.30)	3,972	67	0.41	0.41	2.42
12/31/21	(b)	10.00	0.14	1.96	2.10	—	—	12.10	21.00	6,046	56	0.42	0.42	1.82

(a)

On April 27, 2020, JNL/Mellon MSCI World Index Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

(b)	The Fund commenced operations on April 26, 2021.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Morningstar U.S. Sustainability Index Fund(a)
Class A
12/31/22		21.71	0.15	(4.49)	(4.34)	—	—	17.37	(19.99)	218,915	68	0.73	0.73	0.84
12/31/21		16.62	0.12	4.97	5.09	—	—	21.71	30.63	320,580	24	0.76	0.76	0.61
12/31/20		13.79	0.13	2.70	2.83	—	—	16.62	20.52	145,944	13	0.76	0.76	0.93
12/31/19		10.55	0.13	3.11	3.24	—	—	13.79	30.71	65,912	12	0.75	0.75	1.07
12/31/18		11.06	0.13	(0.61)	(0.48)	—	(0.03)	10.55	(4.30)	28,508	15	0.75	0.75	1.12

Class I
12/31/22		21.97	0.22	(4.55)	(4.33)	—	—	17.64	(19.71)	9,841	68	0.38	0.43	1.21
12/31/21		16.76	0.19	5.02	5.21	—	—	21.97	31.09	11,279	24	0.41	0.46	0.97
12/31/20		13.86	0.18	2.72	2.90	—	—	16.76	20.92	4,880	13	0.41	0.46	1.21
12/31/19		10.56	0.18	3.12	3.30	—	—	13.86	31.25	424	12	0.40	0.45	1.42
12/31/18		11.05	0.17	(0.63)	(0.46)	—	(0.03)	10.56	(4.12)	144	15	0.40	0.45	1.53

JNL/Morningstar Wide Moat Index Fund
Class A
12/31/22		14.70	0.11	(2.09)	(1.98)	(0.17)	(2.59)	9.96	(13.80)	380,653	71	0.76	0.76	0.87
12/31/21		13.18	0.15	2.96	3.11	(0.19)	(1.40)	14.70	23.89	392,339	61	0.76	0.76	0.96
12/31/20		12.42	0.18	1.56	1.74	(0.15)	(0.83)	13.18	14.17	244,640	72	0.77	0.77	1.45
12/31/19		9.28	0.17	3.04	3.21	(0.07)	—	12.42	34.64	148,162	73	0.77	0.77	1.56
12/31/18	(b)	10.00	0.07	(0.79)	(0.72)	—	—	9.28	(7.20)	86,073	40	0.77	0.77	1.91

Class I
12/31/22		14.83	0.15	(2.11)	(1.96)	(0.20)	(2.59)	10.08	(13.52)	408,289	71	0.46	0.46	1.15
12/31/21		13.26	0.19	2.99	3.18	(0.21)	(1.40)	14.83	24.31	639,557	61	0.46	0.46	1.24
12/31/20		12.47	0.21	1.58	1.79	(0.17)	(0.83)	13.26	14.47	634,550	72	0.47	0.47	1.74
12/31/19		9.29	0.20	3.06	3.26	(0.08)	—	12.47	35.11	574,922	73	0.47	0.47	1.85
12/31/18	(b)	10.00	0.09	(0.80)	(0.71)	—	—	9.29	(7.10)	392,677	40	0.47	0.47	2.37

JNL/Neuberger Berman Commodity Strategy Fund
Class A
12/31/22		13.78	0.20	2.77	2.97	—	—	16.75	21.55	65,072	19	0.91	0.91	1.19
12/31/21		10.62	(0.11)	3.27	3.16	—	—	13.78	29.76	25,559	36	0.90	0.90	(0.86)
12/31/20		11.02	0.00	(0.40)	(0.40)	—	—	10.62	(3.63)	12,822	106	0.92	0.92	(0.05)
12/31/19	(c)	10.02	0.19	1.02	1.21	(0.21)	—	11.02	12.09	17,165	94	0.90	0.90	1.77
12/31/18	(c)	11.24	0.15	(1.33)	(1.18)	(0.04)	—	10.02	(10.56)	15,918	121	0.92	0.92	1.36

Class I
12/31/22		13.87	0.36	2.69	3.05	—	—	16.92	21.99	317,695	19	0.61	0.61	2.16
12/31/21		10.65	(0.06)	3.28	3.22	—	—	13.87	30.23	1	36	0.60	0.60	(0.46)
12/31/20		11.05	0.12	(0.52)	(0.40)	—	—	10.65	(3.62)	—	106	0.62	0.62	1.22
12/31/19	(c)	10.04	0.23	1.02	1.25	(0.24)	—	11.05	12.48	92,021	94	0.60	0.60	2.10
12/31/18	(c)	11.24	0.20	(1.34)	(1.14)	(0.06)	—	10.04	(10.22)	147,737	121	0.62	0.62	1.76

(a)	Effective April 25, 2022, JNL/Mellon MSCI KLD 400 Social Index Fund name was changed to JNL/Morningstar U.S. Sustainability Index Fund.
(b)	The Fund commenced operations on August 13, 2018.
(c)	Consolidated Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL/Neuberger Berman Gold Plus Strategy Fund
Class A
12/31/22	(a)	10.00	0.08	(0.79)	(0.71)	—	—	9.29	(7.10)	16,599	5		1.19		1.19		1.25

Class I
12/31/22	(a)	10.00	0.10	(0.78)	(0.68)	—	—	9.32	(6.80)	1	5		0.79		0.79		1.52

JNL/Neuberger Berman Strategic Income Fund
Class A
12/31/22		12.38	0.39	(1.73)	(1.34)	—	—	11.04	(10.82)	562,041	55	(b)	0.94		0.94		3.42
12/31/21		12.06	0.31	0.01	0.32	—	—	12.38	2.65	705,176	68	(b)	0.93		0.93		2.53
12/31/20		11.27	0.31	0.48	0.79	—	—	12.06	7.01	638,226	116	(b)	0.94		0.94		2.76
12/31/19		10.58	0.34	0.65	0.99	(0.30)	—	11.27	9.35	670,622	95	(b)	0.94		0.94		3.03
12/31/18		11.08	0.35	(0.63)	(0.28)	(0.22)	—	10.58	(2.54)	617,989	96	(b)	0.94		0.94		3.20

Class I
12/31/22		12.56	0.43	(1.76)	(1.33)	—	—	11.23	(10.59)	83,256	55	(b)	0.64		0.64		3.69
12/31/21		12.19	0.35	0.02	0.37	—	—	12.56	3.04	166,937	68	(b)	0.63		0.63		2.84
12/31/20		11.36	0.35	0.48	0.83	—	—	12.19	7.31	169,051	116	(b)	0.64		0.64		3.07
12/31/19		10.67	0.36	0.66	1.02	(0.33)	—	11.36	9.60	220,007	95	(b)	0.64		0.64		3.19
12/31/18		11.15	0.40	(0.63)	(0.23)	(0.25)	—	10.67	(2.12)	65,642	96	(b)	0.64		0.64		3.63

JNL/Newton Equity Income Fund(c)
Class A
12/31/22		25.00	0.37	0.58	0.95	—	—	25.95	3.80	1,715,044	76		0.90		0.90		1.48
12/31/21		18.83	0.28	5.89	6.17	—	—	25.00	32.77	547,497	96		0.91		0.91		1.21
12/31/20		18.38	0.26	0.19	0.45	—	—	18.83	2.45	207,104	80		0.90		0.90		1.64
12/31/19		14.29	0.29	3.80	4.09	—	—	18.38	28.62	235,788	58		0.91		0.91		1.77
12/31/18		17.17	0.28	(1.82)	(1.54)	(0.19)	(1.15)	14.29	(9.61)	174,006	65		0.91		0.91		1.65

Class I
12/31/22		25.29	0.53	0.51	1.04	—	—	26.33	4.11	157,541	76		0.60		0.60		2.08
12/31/21		18.99	0.36	5.94	6.30	—	—	25.29	33.18	10,008	96		0.61		0.61		1.53
12/31/20		18.48	0.33	0.18	0.51	—	—	18.99	2.76	3,084	80		0.60		0.60		1.98
12/31/19		14.33	0.35	3.80	4.15	—	—	18.48	28.96	289,241	58		0.61		0.61		2.08
12/31/18		17.18	0.36	(1.85)	(1.49)	(0.21)	(1.15)	14.33	(9.27)	83,601	65		0.61		0.61		2.38

JNL/PIMCO Income Fund
Class A
12/31/22		11.25	0.38	(1.29)	(0.91)	—	—	10.34	(8.09)	733,830	407		0.94	(d)	0.94	(d)	3.66
12/31/21		11.03	0.28	(0.06)	0.22	—	—	11.25	1.99	913,625	464		0.93		0.93		2.48
12/31/20		10.51	0.27	0.25	0.52	—	—	11.03	4.95	796,728	524		0.94	(d)	0.94	(d)	2.57
12/31/19		10.02	0.33	0.45	0.78	(0.29)	—	10.51	7.82	680,208	365		0.94	(d)	0.94	(d)	3.13
12/31/18		10.07	0.27	(0.28)	(0.01)	(0.04)	—	10.02	(0.11)	388,700	207		0.97	(d)	0.97	(d)	2.70

Class I
12/31/22		11.39	0.42	(1.31)	(0.89)	—	—	10.50	(7.81)	512,658	407		0.64	(d)	0.64	(d)	3.95
12/31/21		11.13	0.31	(0.05)	0.26	—	—	11.39	2.34	787,820	464		0.63		0.63		2.77
12/31/20		10.57	0.30	0.26	0.56	—	—	11.13	5.30	908,423	524		0.64	(d)	0.64	(d)	2.87
12/31/19		10.06	0.36	0.45	0.81	(0.30)	—	10.57	8.13	871,145	365		0.64	(d)	0.64	(d)	3.43
12/31/18		10.08	0.30	(0.28)	0.02	(0.04)	—	10.06	0.20	670,255	207		0.67	(d)	0.67	(d)	2.98

(a)	The Fund commenced operations on April 25, 2022.
(b)	Portfolio turnover including dollar roll transactions for JNL/Neuberger Berman Strategic Income Fund was 363%, 322%, 385% , 305% and 309% in 2018, 2019, 2020, 2021 and 2022 respectively.
(c)	Effective April 25, 2022, JNL/Mellon Equity Income Fund name was changed to JNL/Newton Equity Income Fund.
(d)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/PIMCO Income Fund were as follows: Class A: December 31, 2022: 0.94%, 0.94% December 31, 2020: 0.94%, 0.94% December 31, 2019: 0.94%, 0.94% December 31, 2018: 0.95%, 0.95% Class I: December 31, 2022: 0.64%, 0.64% December 31, 2020: 0.64%, 0.64% December 31, 2019: 0.64%, 0.64% December 31, 2018: 0.65%, 0.65%

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL/PIMCO Investment Grade Credit Bond Fund
Class A
12/31/22	13.33	0.36	(2.57)	(2.21)	—	—	11.12	(16.58)	452,278	74	0.81	(a)	0.81	(a)	3.08
12/31/21	13.55	0.35	(0.57)	(0.22)	—	—	13.33	(1.62)	635,066	105	0.73	(a)	0.73	(a)	2.61
12/31/20	12.26	0.30	0.99	1.29	—	—	13.55	10.52	716,376	167	0.74	(a)	0.74	(a)	2.30
12/31/19	10.97	0.38	1.20	1.58	(0.29)	—	12.26	14.47	497,732	183	0.92	(a)	0.92	(a)	3.20
12/31/18	11.71	0.39	(0.69)	(0.30)	(0.33)	(0.11)	10.97	(2.56)	281,787	150	0.91	(a)	0.91	(a)	3.41

Class I
12/31/22	13.43	0.40	(2.58)	(2.18)	—	—	11.25	(16.23)	479,106	74	0.51	(a)	0.51	(a)	3.37
12/31/21	13.62	0.39	(0.58)	(0.19)	—	—	13.43	(1.40)	1,001,193	105	0.43	(a)	0.43	(a)	2.91
12/31/20	12.28	0.33	1.01	1.34	—	—	13.62	10.91	1,165,502	167	0.44	(a)	0.44	(a)	2.58
12/31/19	10.98	0.41	1.21	1.62	(0.32)	—	12.28	14.75	613,139	183	0.62	(a)	0.62	(a)	3.44
12/31/18	11.72	0.42	(0.68)	(0.26)	(0.37)	(0.11)	10.98	(2.26)	138,829	150	0.61	(a)	0.61	(a)	3.70

JNL/PIMCO Real Return Fund
Class A
12/31/22	12.30	0.65	(2.10)	(1.45)	—	—	10.85	(11.79)	1,172,015	39	0.95	(b)	0.95	(b)	5.68
12/31/21	11.67	0.37	0.26	0.63	—	—	12.30	5.40	1,449,465	49	0.81	(b)	0.81	(b)	3.09
12/31/20	10.47	0.08	1.12	1.20	—	—	11.67	11.46	1,238,237	179	0.95	(b)	0.95	(b)	0.75
12/31/19	9.66	0.12	0.69	0.81	—	—	10.47	8.39	1,023,793	225	1.67	(b)	1.67	(b)	1.21
12/31/18	9.95	0.18	(0.40)	(0.22)	(0.07)	—	9.66	(2.23)	1,045,541	258	1.58	(b)	1.58	(b)	1.85

Class I
12/31/22	12.55	0.70	(2.15)	(1.45)	—	—	11.10	(11.55)	364,464	39	0.65	(b)	0.65	(b)	5.99
12/31/21	11.86	0.43	0.26	0.69	—	—	12.55	5.82	467,665	49	0.51	(b)	0.51	(b)	3.56
12/31/20	10.61	0.12	1.13	1.25	—	—	11.86	11.78	347,527	179	0.65	(b)	0.65	(b)	1.05
12/31/19	9.76	0.16	0.69	0.85	—	—	10.61	8.71	359,304	225	1.37	(b)	1.37	(b)	1.55
12/31/18	10.06	0.21	(0.41)	(0.20)	(0.10)	—	9.76	(1.95)	709,718	258	1.28	(b)	1.28	(b)	2.15

JNL/PPM America Floating Rate Income Fund
Class A
12/31/22	11.40	0.58	(1.11)	(0.53)	—	—	10.87	(4.65)	1,196,910	68	0.89		0.93		5.27
12/31/21	10.99	0.39	0.02	0.41	—	—	11.40	3.73	1,197,306	106	0.93		0.93		3.51
12/31/20	10.94	0.35	(0.30)	0.05	—	—	10.99	0.46	1,068,399	27	0.93		0.93		3.33
12/31/19	10.11	0.48	0.35	0.83	—	—	10.94	8.21	1,406,085	36	0.92		0.92		4.48
12/31/18	10.54	0.44	(0.54)	(0.10)	(0.33)	—	10.11	(1.02)	1,601,915	68	0.93		0.93		4.12

Class I
12/31/22	11.52	0.62	(1.12)	(0.50)	—	—	11.02	(4.34)	19,194	68	0.59		0.63		5.54
12/31/21	11.07	0.44	0.01	0.45	—	—	11.52	4.06	10,903	106	0.63		0.63		3.86
12/31/20	10.99	0.42	(0.34)	0.08	—	—	11.07	0.73	5,457	27	0.63		0.63		3.98
12/31/19	10.12	0.51	0.36	0.87	—	—	10.99	8.60	30,209	36	0.62		0.62		4.77
12/31/18	10.55	0.47	(0.54)	(0.07)	(0.36)	—	10.12	(0.82)	29,676	68	0.63		0.63		4.39

(a)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/PIMCO Investment Grade Credit Bond Fund were as follows: Class A: December 31, 2022: 0.74%, 0.74% December 31, 2021: 0.73%, 0.73% December 31, 2020: 0.74%, 0.74% December 31, 2019: 0.74%, 0.74% December 31, 2018: 0.75%, 0.75% Class I: December 31, 2022: 0.44%, 0.44% December 31, 2021: 0.43%, 0.43% December 31, 2020: 0.44%, 0.44% December 31, 2019: 0.46%, 0.46% December 31, 2018: 0.45%, 0.45%

(b)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/PIMCO Real Return Fund were as follows: Class A: December 31, 2022: 0.79%, 0.79% December 31, 2021: 0.79%, 0.79% December 31, 2020: 0.79%, 0.79% December 31, 2019: 0.81%, 0.81% December 31, 2018: 0.79%, 0.79% Class I: December 31, 2022: 0.49%, 0.49% December 31, 2021: 0.49%, 0.49% December 31, 2020: 0.49%, 0.49% December 31, 2019: 0.51%, 0.51% December 31, 2018: 0.49%, 0.49%

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/PPM America High Yield Bond Fund
Class A
12/31/22		15.45	0.80	(2.61)	(1.81)	—	—	13.64	(11.72)		1,155,672	49		0.74	0.74	5.65
12/31/21		14.61	0.75	0.09	0.84	—	—	15.45	5.75		1,537,895	62		0.74	0.74	4.95
12/31/20		13.90	0.70	0.01	0.71	—	—	14.61	5.11	(a)	1,412,152	77		0.74	0.74	5.18
12/31/19		12.13	0.69	1.08	1.77	—	—	13.90	14.59		1,585,066	75		0.74	0.74	5.23
12/31/18		13.64	0.73	(1.42)	(0.69)	(0.82)	—	12.13	(5.30)		1,434,059	52		0.74	0.74	5.42

Class I
12/31/22		18.27	0.99	(3.08)	(2.09)	—	—	16.18	(11.44)		231,880	49		0.44	0.44	5.89
12/31/21		17.22	0.93	0.12	1.05	—	—	18.27	6.10		411,167	62		0.44	0.44	5.26
12/31/20		16.33	0.87	0.02	0.89	—	—	17.22	5.45	(a)	491,339	77		0.44	0.44	5.48
12/31/19		14.21	0.86	1.26	2.12	—	—	16.33	14.92		504,753	75		0.44	0.44	5.53
12/31/18		15.84	0.89	(1.66)	(0.77)	(0.86)	—	14.21	(5.06)		507,235	52		0.44	0.44	5.73

JNL/PPM America Total Return Fund
Class A
12/31/22		13.78	0.28	(2.22)	(1.94)	—	—	11.84	(14.08)		544,995	75	(b)	0.78	0.78	2.28
12/31/21		13.94	0.21	(0.37)	(0.16)	—	—	13.78	(1.15)		784,767	105	(b)	0.78	0.78	1.55
12/31/20		12.69	0.26	0.99	1.25	—	—	13.94	9.85		821,727	80	(b)	0.78	0.78	1.90
12/31/19		11.53	0.31	0.85	1.16	—	—	12.69	10.06		456,735	95	(b)	0.80	0.80	2.54
12/31/18		11.95	0.32	(0.47)	(0.15)	(0.27)	—	11.53	(1.23)		332,524	65	(b)	0.80	0.80	2.72

Class I
12/31/22		13.87	0.32	(2.23)	(1.91)	—	—	11.96	(13.77)		768,233	75	(b)	0.48	0.48	2.58
12/31/21		13.99	0.26	(0.38)	(0.12)	—	—	13.87	(0.86)		1,177,823	105	(b)	0.48	0.48	1.85
12/31/20		12.69	0.30	1.00	1.30	—	—	13.99	10.24		1,176,797	80	(b)	0.48	0.48	2.22
12/31/19		11.50	0.35	0.84	1.19	—	—	12.69	10.35		933,513	95	(b)	0.50	0.50	2.86
12/31/18		11.96	0.35	(0.47)	(0.12)	(0.34)	—	11.50	(0.97)		787,240	65	(b)	0.50	0.50	3.01

JNL/RAFI Fundamental U.S. Small Cap Fund(c)
Class A
12/31/22		8.70	0.09	(1.31)	(1.22)	—	—	7.48	(14.02)		404,209	21		0.67	0.67	1.10
12/31/21		6.68	0.06	1.96	2.02	—	—	8.70	30.24		534,346	40		0.67	0.67	0.75
12/31/20		6.15	0.06	0.47	0.53	—	—	6.68	8.62		411,422	26		0.67	0.67	1.10
12/31/19	(d)	5.57	0.09	0.67	0.76	(0.08)	(0.10)	6.15	13.61		422,668	182		0.67	0.67	1.55
12/31/18		9.15	0.09	(1.93)	(1.84)	(0.17)	(1.57)	5.57	(22.96)		419,116	90		0.66	0.66	1.08

Class I
12/31/22		8.54	0.11	(1.28)	(1.17)	—	—	7.37	(13.70)		5,188	21		0.32	0.37	1.45
12/31/21		6.53	0.09	1.92	2.01	—	—	8.54	30.78		7,080	40		0.32	0.37	1.11
12/31/20		5.99	0.08	0.46	0.54	—	—	6.53	9.02		2,690	26		0.32	0.37	1.50
12/31/19	(d)	5.43	0.11	0.65	0.76	(0.10)	(0.10)	5.99	14.03		1,604	182		0.32	0.37	1.87
12/31/18		8.97	0.12	(1.90)	(1.78)	(0.19)	(1.57)	5.43	(22.73)		1,189	90		0.31	0.36	1.51

(a)

Total return for the Fund includes class action settlement proceeds. The return for Class A and Class I, respectively, without the class action settlement proceeds was as follows: JNL/PPM America High Yield Bond Fund: 5.04% and 5.39%

(b)	Portfolio turnover including dollar roll transactions for JNL/PPM America Total Return Fund was 70%, 97% , 118%, 146% and 97% in 2018, 2019, 2020, 2021 and 2022 respectively.
(c)

On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund completed the acquisition of JNL/Mellon Capital S&P SMid 60 Fund, which is a series in JNL Variable Fund LLC. JNL/Mellon Capital S&P SMid 60 Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect activity of the fund formerly in JNL Variable Fund LLC for periods prior to June 24, 2019.

(d)	The Fund commenced operations on June 24, 2019.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/RAFI Multi-Factor U.S. Equity Fund(a)
Class A
12/31/22		19.83	0.30	(1.89)	(1.59)	—	—	18.24	(8.02)	2,174,350	33	0.67	0.67	1.63
12/31/21		15.69	0.21	3.93	4.14	—	—	19.83	26.39	2,725,657	36	0.67	0.67	1.18
12/31/20		14.27	0.21	1.21	1.42	—	—	15.69	9.95	2,556,362	40	0.67	0.67	1.60
12/31/19	(b)	13.75	0.28	2.21	2.49	(0.39)	(1.58)	14.27	19.54	2,773,817	153	0.65	0.65	2.03
12/31/18		15.61	0.34	(1.84)	(1.50)	(0.36)	—	13.75	(9.73)	2,701,778	60	0.63	0.63	2.16

Class I
12/31/22		19.99	0.36	(1.91)	(1.55)	—	—	18.44	(7.75)	21,945	33	0.37	0.37	1.94
12/31/21		15.77	0.27	3.95	4.22	—	—	19.99	26.76	25,867	36	0.37	0.37	1.49
12/31/20		14.30	0.26	1.21	1.47	—	—	15.77	10.28	17,528	40	0.37	0.37	1.90
12/31/19	(b)	13.80	0.37	2.15	2.52	(0.44)	(1.58)	14.30	19.76	18,114	153	0.34	0.34	2.55
12/31/18		15.66	0.39	(1.85)	(1.46)	(0.40)	—	13.80	(9.46)	219,158	60	0.33	0.33	2.47

JNL/T. Rowe Price Balanced Fund(c)
Class A
12/31/22		17.18	0.22	(3.25)	(3.03)	—	—	14.15	(17.64)	442,413	151	1.00	1.00	1.45
12/31/21		15.24	0.14	1.80	1.94	—	—	17.18	12.73	566,873	156	1.00	1.00	0.87
12/31/20		13.61	0.15	1.48	1.63	—	—	15.24	11.98	501,928	126	1.01	1.01	1.13
12/31/19		11.06	0.20	2.35	2.55	—	—	13.61	23.06	507,773	82	1.00	1.00	1.61
12/31/18		11.88	0.09	(0.91)	(0.82)	—	—	11.06	(6.90)	477,118	216	0.88	0.88	0.73

Class I
12/31/22		17.39	0.26	(3.29)	(3.03)	—	—	14.36	(17.42)	3,278	151	0.70	0.70	1.76
12/31/21		15.38	0.19	1.82	2.01	—	—	17.39	13.07	2,398	156	0.70	0.70	1.15
12/31/20		13.70	0.18	1.50	1.68	—	—	15.38	12.26	668	126	0.71	0.71	1.26
12/31/19		11.10	0.23	2.37	2.60	—	—	13.70	23.42	2	82	0.70	0.70	1.86
12/31/18		11.90	0.12	(0.92)	(0.80)	—	—	11.10	(6.72)	1	216	0.65	0.65	0.98

JNL/T. Rowe Price Capital Appreciation Fund
Class A
12/31/22		23.85	0.25	(3.10)	(2.85)	—	—	21.00	(11.95)	10,288,548	85	0.96	0.96	1.18
12/31/21		20.23	0.13	3.49	3.62	—	—	23.85	17.89	11,340,946	51	0.96	0.96	0.56
12/31/20		17.22	0.15	2.86	3.01	—	—	20.23	17.48	8,392,371	86	0.97	0.97	0.83
12/31/19		13.88	0.20	3.14	3.34	—	—	17.22	24.06	5,779,034	50	0.98	0.98	1.23
12/31/18		14.31	0.32	(0.26)	0.06	(0.08)	(0.41)	13.88	0.40	3,160,575	64	1.00	1.01	2.18

Class I
12/31/22		24.11	0.32	(3.13)	(2.81)	—	—	21.30	(11.65)	595,286	85	0.66	0.66	1.47
12/31/21		20.40	0.19	3.52	3.71	—	—	24.11	18.19	682,938	51	0.66	0.66	0.87
12/31/20		17.31	0.20	2.89	3.09	—	—	20.40	17.85	623,162	86	0.67	0.67	1.13
12/31/19		13.91	0.25	3.15	3.40	—	—	17.31	24.44	423,633	50	0.68	0.68	1.54
12/31/18		14.32	0.36	(0.26)	0.10	(0.10)	(0.41)	13.91	0.67	339,117	64	0.70	0.71	2.46

(a)

On June 24, 2019, JNL/RAFI Multi-Factor U.S. Equity Fund completed the acquisition of JNL/Mellon Capital JNL 5 Fund, which is a series in JNL Variable Fund LLC. JNL/Mellon Capital JNL 5 Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect activity of the fund formerly in JNL Variable Fund LLC for periods prior to June 24, 2019.

(b)	The Fund commenced operations on June 24, 2019.
(c)	Prior to June 24, 2019, the fund held affiliated funds selected by the Adviser and was considered a "Fund of Funds".

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/T. Rowe Price Established Growth Fund
Class A
12/31/22	78.17	(0.23)	(30.12)	(30.35)	—	—	47.82	(38.83)		5,962,625	28	0.83	0.83	(0.40)
12/31/21	68.31	(0.37)	10.23	9.86	—	—	78.17	14.43		10,597,738	29	0.83	0.83	(0.49)
12/31/20	49.83	(0.19)	18.67	18.48	—	—	68.31	37.09	(a)	9,439,629	35	0.83	0.83	(0.35)
12/31/19	38.00	(0.02)	11.85	11.83	—	—	49.83	31.13		7,460,334	25	0.83	0.83	(0.05)
12/31/18	43.97	0.08	(0.49)	(0.41)	(0.03)	(5.53)	38.00	(1.40)		5,909,316	44	0.83	0.83	0.18

Class I
12/31/22	81.61	(0.07)	(31.46)	(31.53)	—	—	50.08	(38.63)		1,259,656	28	0.53	0.53	(0.11)
12/31/21	71.10	(0.15)	10.66	10.51	—	—	81.61	14.78		2,717,304	29	0.53	0.53	(0.19)
12/31/20	51.71	(0.02)	19.41	19.39	—	—	71.10	37.50	(a)	2,908,301	35	0.53	0.53	(0.04)
12/31/19	39.31	0.12	12.28	12.40	—	—	51.71	31.54		2,720,614	25	0.53	0.53	0.25
12/31/18	45.26	0.22	(0.52)	(0.30)	(0.12)	(5.53)	39.31	(1.13)		2,558,378	44	0.53	0.53	0.46

JNL/T. Rowe Price Mid-Cap Growth Fund
Class A
12/31/22	78.25	(0.20)	(17.07)	(17.27)	—	—	60.98	(22.07)		4,655,799	22	0.97	0.98	(0.31)
12/31/21	69.30	(0.37)	9.32	8.95	—	—	78.25	12.91		6,664,276	19	0.98	0.98	(0.49)
12/31/20	56.09	(0.18)	13.39	13.21	—	—	69.30	23.55		6,403,871	23	0.99	0.99	(0.32)
12/31/19	42.66	(0.01)	13.44	13.43	—	—	56.09	31.48		5,926,942	22	0.99	0.99	(0.02)
12/31/18	47.27	(0.02)	(0.96)	(0.98)	—	(3.63)	42.66	(2.45)		4,713,404	29	0.99	0.99	(0.05)

Class I
12/31/22	82.86	(0.01)	(18.08)	(18.09)	—	—	64.77	(21.83)		235,328	22	0.67	0.68	(0.01)
12/31/21	73.17	(0.15)	9.84	9.69	—	—	82.86	13.24		329,433	19	0.68	0.68	(0.19)
12/31/20	59.04	0.00	14.13	14.13	—	—	73.17	23.93		284,182	23	0.69	0.69	0.00
12/31/19	44.78	0.15	14.11	14.26	—	—	59.04	31.84		445,624	22	0.69	0.69	0.28
12/31/18	49.29	0.13	(1.01)	(0.88)	—	(3.63)	44.78	(2.15)		397,273	29	0.69	0.69	0.25

JNL/T. Rowe Price Short-Term Bond Fund
Class A
12/31/22	10.53	0.17	(0.66)	(0.49)	—	—	10.04	(4.65)		1,292,391	94	0.71	0.71	1.72
12/31/21	10.57	0.11	(0.15)	(0.04)	—	—	10.53	(0.38)		1,369,640	77	0.71	0.71	1.00
12/31/20	10.17	0.17	0.23	0.40	—	—	10.57	3.93		1,489,869	61	0.71	0.71	1.68
12/31/19	9.77	0.22	0.18	0.40	—	—	10.17	4.09		1,160,563	71	0.71	0.71	2.22
12/31/18	9.80	0.18	(0.07)	0.11	(0.14)	—	9.77	1.10		1,107,891	50	0.71	0.71	1.87

Class I
12/31/22	10.73	0.22	(0.68)	(0.46)	—	—	10.27	(4.29)		468,649	94	0.41	0.41	2.16
12/31/21	10.74	0.14	(0.15)	(0.01)	—	—	10.73	(0.09)		300,785	77	0.41	0.41	1.30
12/31/20	10.30	0.21	0.23	0.44	—	—	10.74	4.27		291,484	61	0.41	0.41	1.97
12/31/19	9.87	0.25	0.18	0.43	—	—	10.30	4.36		256,869	71	0.41	0.41	2.53
12/31/18	9.90	0.21	(0.07)	0.14	(0.17)	—	9.87	1.41		593,400	50	0.41	0.41	2.17

(a)

Total return for the Fund includes class action settlement proceeds. The return for Class A and Class I, respectively, without the class action settlement proceeds was as follows: JNL/T. Rowe Price Established Growth Fund: 37.05% and 37.46%

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/T. Rowe Price U.S. High Yield Fund
Class A
12/31/22		11.95	0.67	(2.44)	(1.77)	—	—	10.18	(14.81)	141,134	51	0.94	0.96	6.31
12/31/21		11.40	0.60	(0.05)	0.55	—	—	11.95	4.82	163,555	95	0.97	0.97	5.15
12/31/20		11.02	0.55	(0.17)	0.38	—	—	11.40	3.45	147,993	211	0.98	0.98	5.18
12/31/19		10.00	0.49	0.53	1.02	—	—	11.02	10.20	136,103	87	1.00	1.00	4.59
12/31/18		10.79	0.54	(0.75)	(0.21)	(0.50)	(0.08)	10.00	(2.09)	86,713	69	1.00	1.00	5.04

Class I
12/31/22		11.95	0.71	(2.45)	(1.74)	—	—	10.21	(14.56)	381,917	51	0.64	0.66	6.56
12/31/21		11.37	0.64	(0.06)	0.58	—	—	11.95	5.10	549,450	95	0.67	0.67	5.45
12/31/20		10.95	0.60	(0.18)	0.42	—	—	11.37	3.84	540,203	211	0.68	0.68	5.64
12/31/19		9.91	0.52	0.52	1.04	—	—	10.95	10.49	396,312	87	0.70	0.70	4.94
12/31/18		10.81	0.57	(0.75)	(0.18)	(0.64)	(0.08)	9.91	(1.84)	522,198	69	0.70	0.70	5.32

JNL/T. Rowe Price Value Fund
Class A
12/31/22		24.77	0.25	(3.10)	(2.85)	—	—	21.92	(11.51)	3,003,508	190	0.86	0.86	1.11
12/31/21		19.12	0.13	5.52	5.65	—	—	24.77	29.55	3,453,316	104	0.86	0.86	0.56
12/31/20		17.34	0.19	1.59	1.78	—	—	19.12	10.27	2,315,487	114	0.87	0.87	1.20
12/31/19		13.75	0.22	3.37	3.59	—	—	17.34	26.11	2,148,534	133	0.87	0.88	1.40
12/31/18		17.46	0.25	(1.81)	(1.56)	(0.21)	(1.94)	13.75	(9.58)	1,775,417	141	0.88	0.89	1.47

Class I
12/31/22		26.18	0.33	(3.28)	(2.95)	—	—	23.23	(11.27)	1,469,019	190	0.56	0.56	1.37
12/31/21		20.15	0.20	5.83	6.03	—	—	26.18	29.93	2,391,289	104	0.56	0.56	0.86
12/31/20		18.22	0.25	1.68	1.93	—	—	20.15	10.59	2,306,944	114	0.57	0.57	1.50
12/31/19		14.40	0.28	3.54	3.82	—	—	18.22	26.53	2,424,541	133	0.57	0.58	1.70
12/31/18		18.20	0.31	(1.89)	(1.58)	(0.28)	(1.94)	14.40	(9.30)	2,190,147	141	0.58	0.59	1.77

JNL/WCM China Quality Growth Fund
Class A
12/31/22	(a)	10.00	0.02	0.39	0.41	—	—	10.41	4.10	5,735	28	1.32	1.32	0.32

Class I
12/31/22	(a)	10.00	0.04	0.38	0.42	—	—	10.42	4.20	1	28	1.05	1.05	0.53

JNL/WCM Focused International Equity Fund
Class A
12/31/22		23.45	(0.04)	(6.60)	(6.64)	—	(3.04)	13.77	(28.69)	536,968	28	1.12	1.12	(0.21)
12/31/21		21.69	(0.12)	3.80	3.68	—	(1.92)	23.45	17.08	659,219	22	1.11	1.11	(0.52)
12/31/20		16.79	(0.05)	5.41	5.36	(0.05)	(0.41)	21.69	32.01	415,047	32	1.12	1.12	(0.30)
12/31/19		12.94	0.01	4.52	4.53	(0.08)	(0.60)	16.79	35.48	252,340	24	1.12	1.12	0.09
12/31/18		14.44	0.03	(1.16)	(1.13)	—	(0.37)	12.94	(7.85)	63,899	29	1.12	1.12	0.24

Class I
12/31/22		23.61	0.02	(6.66)	(6.64)	—	(3.04)	13.93	(28.50)	801,996	28	0.82	0.82	0.10
12/31/21		21.76	(0.05)	3.82	3.77	—	(1.92)	23.61	17.44	1,770,361	22	0.81	0.81	(0.21)
12/31/20		16.81	0.00	5.43	5.43	(0.07)	(0.41)	21.76	32.41	1,762,135	32	0.82	0.82	0.03
12/31/19		12.93	0.08	4.49	4.57	(0.09)	(0.60)	16.81	35.82	1,483,682	24	0.82	0.82	0.49
12/31/18		14.46	0.09	(1.18)	(1.09)	(0.07)	(0.37)	12.93	(7.57)	1,261,640	29	0.82	0.82	0.59

(a)	The Fund commenced operations on April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL/Westchester Capital Event Driven Fund
Class A
12/31/22	12.16	0.13	(0.53)	(0.40)	—	—	11.76	(3.29)	61,635	213		1.57	(a)	1.57	(a)	1.09
12/31/21	11.81	(0.02)	0.37	0.35	—	—	12.16	2.96	55,020	315		1.64	(a)	1.64	(a)	(0.19)
12/31/20	11.11	0.37	0.33	0.70	—	—	11.81	6.30	40,814	426		1.64	(a)	1.64	(a)	3.44
12/31/19	9.94	0.09	1.08	1.17	—	—	11.11	11.77	49,018	286		1.84	(a)	1.84	(a)	0.84
12/31/18	9.99	0.03	0.47	0.50	—	(0.55)	9.94	5.04	27,455	267		1.71	(a)	1.71	(a)	0.28

Class I
12/31/22	12.19	0.16	(0.53)	(0.37)	—	—	11.82	(3.04)	70,025	213		1.27	(a)	1.27	(a)	1.34
12/31/21	11.80	0.01	0.38	0.39	—	—	12.19	3.31	75,117	315		1.34	(a)	1.34	(a)	0.10
12/31/20	11.07	0.24	0.49	0.73	—	—	11.80	6.59	75,532	426		1.29	(a)	1.29	(a)	2.32
12/31/19	9.87	0.12	1.08	1.20	—	—	11.07	12.16	259,327	286		1.52	(a)	1.52	(a)	1.10
12/31/18	10.01	0.11	0.42	0.53	(0.12)	(0.55)	9.87	5.31	209,019	267		1.49	(a)	1.49	(a)	1.04

JNL/Western Asset Global Multi-Sector Bond Fund(b)
Class A
12/31/22	7.52	0.29	(0.72)	(0.43)	—	—	7.09	(5.72)	403,442	84		1.01		1.01		4.08
12/31/21	7.86	0.56	(0.90)	(0.34)	—	—	7.52	(4.33)	499,101	36		1.07		1.07		7.27
12/31/20	9.86	0.34	(1.01)	(0.67)	(1.33)	—	7.86	(6.70)	545,200	50		1.06		1.06		3.74
12/31/19	10.80	0.60	(0.50)	0.10	(1.04)	—	9.86	1.05	621,702	45		1.02		1.02		5.59
12/31/18	10.73	0.57	(0.50)	0.07	—	—	10.80	0.65	663,191	22		1.01		1.01		5.26

Class I
12/31/22	7.63	0.32	(0.74)	(0.42)	—	—	7.21	(5.50)	4,087	84		0.71		0.71		4.43
12/31/21	7.95	0.54	(0.86)	(0.32)	—	—	7.63	(4.03)	3,861	36		0.77		0.77		6.92
12/31/20	9.96	0.39	(1.04)	(0.65)	(1.36)	—	7.95	(6.40)	55,503	50		0.76		0.76		4.08
12/31/19	10.90	0.64	(0.50)	0.14	(1.08)	—	9.96	1.39	478,822	45		0.72		0.72		5.86
12/31/18	10.80	0.60	(0.50)	0.10	—	—	10.90	0.93	874,768	22		0.71		0.71		5.56

JNL/William Blair International Leaders Fund(c)
Class A
12/31/22	15.69	0.07	(3.95)	(3.88)	(0.22)	(1.82)	9.77	(25.10)	612,250	144		0.97		0.97		0.53
12/31/21	15.25	0.08	0.86	0.94	(0.19)	(0.31)	15.69	6.20	893,543	38		0.98		0.98		0.53
12/31/20	13.90	0.08	1.82	1.90	(0.30)	(0.25)	15.25	13.78	907,695	57		0.98		0.98		0.58
12/31/19	11.71	0.20	3.04	3.24	(0.24)	(0.81)	13.90	28.14	923,887	25		0.98		0.98		1.47
12/31/18	14.10	0.23	(2.35)	(2.12)	(0.27)	—	11.71	(15.08)	827,489	38		0.97		0.97		1.69

Class I
12/31/22	16.70	0.11	(4.20)	(4.09)	(0.27)	(1.82)	10.52	(24.82)	194,427	144		0.67		0.67		0.82
12/31/21	16.20	0.14	0.90	1.04	(0.23)	(0.31)	16.70	6.48	269,901	38		0.68		0.68		0.81
12/31/20	14.73	0.12	1.94	2.06	(0.34)	(0.25)	16.20	14.15	274,534	57		0.68		0.68		0.85
12/31/19	12.36	0.25	3.22	3.47	(0.29)	(0.81)	14.73	28.52	186,531	25		0.68		0.68		1.77
12/31/18	14.86	0.29	(2.48)	(2.19)	(0.31)	—	12.36	(14.78)	206,081	38		0.67		0.67		2.06

JNL/WMC Balanced Fund
Class A
12/31/22	34.12	0.38	(5.14)	(4.76)	—	—	29.36	(13.95)	8,491,226	144		0.71		0.71		1.27
12/31/21	28.75	0.30	5.07	5.37	—	—	34.12	18.68	10,525,994	69	(d)	0.71		0.71		0.94
12/31/20	26.54	0.40	1.81	2.21	—	—	28.75	8.33	9,149,544	81	(d)	0.72		0.72		1.53
12/31/19	21.85	0.50	4.19	4.69	—	—	26.54	21.46	8,888,357	42	(d)	0.72		0.72		2.03
12/31/18	24.02	0.49	(1.26)	(0.77)	(0.40)	(1.00)	21.85	(3.41)	7,405,875	43	(d)	0.72		0.72		2.04

Class I
12/31/22	35.57	0.50	(5.37)	(4.87)	—	—	30.70	(13.69)	71,144	144		0.41		0.41		1.57
12/31/21	29.88	0.40	5.29	5.69	—	—	35.57	19.04	81,138	69	(d)	0.41		0.41		1.22
12/31/20	27.50	0.48	1.90	2.38	—	—	29.88	8.65	52,145	81	(d)	0.42		0.42		1.79
12/31/19	22.57	0.59	4.34	4.93	—	—	27.50	21.84	36,746	42	(d)	0.42		0.42		2.32
12/31/18	24.75	0.59	(1.32)	(0.73)	(0.45)	(1.00)	22.57	(3.15)	16,749	43	(d)	0.42		0.42		2.38

(a)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/Westchester Capital Event Driven Fund were as follows: Class A: December 31, 2022: 1.46%, 1.46% December 31, 2021: 1.46%, 1.46% December 31, 2020: 1.46%, 1.46% December 31, 2019: 1.46%, 1.46% December 31, 2018: 1.46%, 1.46% Class I: December 31, 2022: 1.16%, 1.16% December 31, 2021: 1.16%, 1.16% December 31, 2020: 1.16%, 1.16% December 31, 2019: 1.16%, 1.16% December 31, 2018: 1.16%, 1.16%

(b)	Effective April 25, 2022, JNL/Franklin Templeton Global Multisector Bond Fund name was changed to JNL/Western Asset Global Multi-Sector Bond Fund.
(c)	Effective April 25, 2022, JNL/Invesco International Growth Fund name was changed to JNL/William Blair International Leaders Fund.
(d)	Portfolio turnover including dollar roll transactions for JNL/WMC Balanced Fund was 80%, 55%, 108%, and 137% in 2018, 2019, 2020 and 2021 respectively.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)		Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/WMC Equity Income Fund(a)
Class A
12/31/22	15.92	0.33	(0.25)	0.08	—		—	16.00	0.50	825,844	40	0.89		0.89	2.14
12/31/21	12.67	0.44	2.81	3.25	—		—	15.92	25.65	660,717	50	0.80		0.90	3.01
12/31/20	12.35	0.21	0.11	0.32	—		—	12.67	2.59	546,210	40	0.59		0.93	1.88
12/31/19	9.98	0.19	2.18	2.37	—		—	12.35	23.75	359,069	33	0.58		0.94	1.70
12/31/18	10.67	0.10	(0.79)	(0.69)	—		—	9.98	(6.47)	155,905	36	0.58		0.98	0.90

Class I
12/31/22	16.14	0.40	(0.27)	0.13	—		—	16.27	0.81	450,875	40	0.59		0.59	2.55
12/31/21	12.81	0.48	2.85	3.33	—		—	16.14	26.00	20,846	50	0.50		0.60	3.25
12/31/20	12.44	0.26	0.11	0.37	—		—	12.81	2.97	16,185	40	0.29		0.63	2.28
12/31/19	10.03	0.19	2.22	2.41	—		—	12.44	24.03	9,821	33	0.28		0.64	1.67
12/31/18	10.69	0.08	(0.74)	(0.66)	—		—	10.03	(6.17)	3,386	36	0.28		0.68	0.74

JNL/WMC Global Real Estate Fund
Class A
12/31/22	12.11	0.18	(3.52)	(3.34)	—		—	8.77	(27.58)	670,073	103	1.03		1.03	1.77
12/31/21	9.56	0.11	2.44	2.55	—		—	12.11	26.67	1,019,522	147	1.04		1.04	0.97
12/31/20	10.88	0.17	(1.49)	(1.32)	—		—	9.56	(12.13)	900,492	150	1.05		1.05	1.82
12/31/19	8.88	0.22	1.78	2.00	—		—	10.88	22.52	1,192,796	52	1.05		1.05	2.11
12/31/18	9.97	0.22	(0.86)	(0.64)	(0.38)		(0.07)	8.88	(6.38)	1,125,411	57	1.04		1.04	2.26

Class I
12/31/22	12.42	0.22	(3.62)	(3.40)	—		—	9.02	(27.38)	4,425	103	0.73		0.73	2.13
12/31/21	9.77	0.14	2.51	2.65	—		—	12.42	27.12	5,383	147	0.74		0.74	1.28
12/31/20	11.09	0.12	(1.44)	(1.32)	—		—	9.77	(11.90)	3,424	150	0.75		0.75	1.26
12/31/19	9.02	0.23	1.84	2.07	—		—	11.09	22.95	35,743	52	0.75		0.75	2.24
12/31/18	10.13	0.24	(0.86)	(0.62)	(0.42)		(0.07)	9.02	(6.17)	160,039	57	0.74		0.74	2.43

JNL/WMC Government Money Market Fund
Class A
12/31/22	1.00	0.01	(0.01)	0.00	—		—	1.00	0.92	3,038,903	N/A	0.77	(b)	0.56	1.00	(c)
12/31/21	1.00	0.00	0.00	0.00	—		—	1.00	0.00	2,061,601	N/A	0.07		0.56	0.00	(c)
12/31/20	1.00	0.00	0.00	0.00	(0.00)	(d)	—	1.00	0.21	2,389,749	N/A	0.24		0.56	0.13	(c)
12/31/19	1.00	0.02	0.00	0.02	(0.02)		—	1.00	1.54	1,261,526	N/A	0.72	(b)	0.57	1.53	(c)
12/31/18	1.00	0.01	0.00	0.01	(0.01)		—	1.00	1.13	1,426,473	N/A	0.77	(b)	0.57	1.13	(c)

Class I
12/31/22	1.00	0.02	(0.02)	0.00	—		—	1.00	1.27	327,084	N/A	0.37	(b)	0.26	2.35	(c)
12/31/21	1.00	0.00	0.00	0.00	(0.00)	(d)	—	1.00	0.04	35,773	N/A	0.07		0.26	0.00	(c)
12/31/20	1.00	0.00	0.00	0.00	(0.00)	(d)	—	1.00	0.31	44,262	N/A	0.20		0.26	0.15	(c)
12/31/19	1.00	0.02	0.00	0.02	(0.02)		—	1.00	2.00	15,034	N/A	0.27		0.27	1.97	(c)
12/31/18	1.00	0.02	0.00	0.02	(0.02)		—	1.00	1.64	14,314	N/A	0.27		0.27	1.75	(c)

JNL/WMC Value Fund
Class A
12/31/22	30.59	0.44	(1.92)	(1.48)	—		—	29.11	(4.84)	837,010	36	0.78		0.78	1.50
12/31/21	24.09	0.37	6.13	6.50	—		—	30.59	26.98	874,473	29	0.78		0.78	1.32
12/31/20	23.73	0.38	(0.02)	0.36	—		—	24.09	1.52	742,657	47	0.78		0.78	1.77
12/31/19	18.61	0.38	4.74	5.12	—		—	23.73	27.51	822,715	49	0.78		0.78	1.75
12/31/18	24.48	0.41	(2.70)	(2.29)	(0.44)		(3.14)	18.61	(10.30)	691,879	28	0.78		0.78	1.73

Class I
12/31/22	31.79	0.54	(1.99)	(1.45)	—		—	30.34	(4.56)	621,313	36	0.48		0.48	1.78
12/31/21	24.96	0.47	6.36	6.83	—		—	31.79	27.36	804,602	29	0.48		0.48	1.63
12/31/20	24.51	0.45	0.00	0.45	—		—	24.96	1.84	794,557	47	0.48		0.48	2.05
12/31/19	19.17	0.45	4.89	5.34	—		—	24.51	27.86	692,719	49	0.48		0.48	2.05
12/31/18	25.13	0.49	(2.78)	(2.29)	(0.53)		(3.14)	19.17	(10.02)	548,769	28	0.48		0.48	2.02

(a)

Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/WMC Equity Income Fund - Class A: December 31, 2021: 0.89%, 0.99%, 2.92%; December 31, 2020: 0.89%, 1.23%, 1.58%; December 31, 2019: 0.88%, 1.24%, 1.40%; December 31, 2018: 0.87%, 1.27%, 0.61%. JNL/WMC Equity Income Fund - Class I: December 31, 2021: 0.59%, 0.69%, 3.16%; December 31, 2020: 0.59%, 0.93%, 1.98%; December 31, 2019: 0.58%, 0.94%, 1.37%; December 31, 2018: 0.57%, 0.97%, 0.45%.

(b)	Includes payments by the Fund for the Adviser's recapture of previously waived/reimbursed fees.
(c)

The ratios for net investment income (loss) to average net assets without expense waivers or recovery of contractual expense waivers for JNL/WMC Government Money Market Fund for 2018, 2019, 2020, 2021, and 2022 was 1.33%, 1.68%, (0.19%), (0.49%) and 1.21%, respectively, for Class A and 1.75%, 1.97%, 0.15%, (0.19%) and 2.46% respectively, for Class I shares.

(d)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

JNL Series Trust

Notes to Financial Statements

December 31, 2022
NOTE 1. ORGANIZATION

JNL Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated June 1, 1994 as amended and restated September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust and at December 31, 2022 consisted of one hundred and thirty (130) separate funds (each a “Fund”, and collectively, “Funds”). Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), serves as investment adviser and administrator to each of the Funds. Prudential plc and Athene Life Re Ltd. each hold a minority economic interest in Jackson. Prudential plc has no relation to Newark, New Jersey-based Prudential Financial Inc.

Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund’s Adviser/Sub-Advisers/Sub-Sub-Advisers are:

Fund:	Adviser(s)/Sub-Adviser(s)/Sub-Sub-Adviser(s):
The following funds operate under a Master Feeder structure and seek to achieve their respective investment objectives by investing all of their assets in a separate mutual fund (“Master Fund”):

JNL/American Funds Balanced Fund, JNL/American Funds Bond Fund of America Fund, JNL/American Funds Capital Income Builder Fund, JNL/American Funds Capital World Bond Fund, JNL/American Funds Global Growth Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund and JNL/American Funds Washington Mutual Investors Fund. These Funds are collectively known as "JNL/American Funds Feeder Funds".

JNAM (Adviser to each Feeder Fund) Capital Research and Management Company (Investment Adviser to each Master Fund)

JNL/Mellon Bond Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon International Index Fund, JNL/Mellon S&P 400 MidCap Index Fund and JNL/Mellon Small Cap Index Fund. These Funds are collectively known as "JNL/Mellon Feeder Funds".

JNAM (Adviser to each Feeder Fund) Mellon Investments Corporation (Sub-Adviser to each Master Fund)

The following funds operate under a “Fund of Funds” structure, investing all of their assets in other affiliated or unaffiliated funds (each, an “underlying fund”, and collectively, the “underlying funds”):

JNL/American Funds Growth Allocation Fund and JNL/American Funds Moderate Growth Allocation Fund. These Funds are collectively known as "JNL/American Funds Funds of Funds".

JNL Aggressive Growth Allocation Fund, JNL Conservative Allocation Fund, JNL Growth Allocation Fund, JNL Moderate Allocation Fund and JNL Moderate Growth Allocation Fund. These Funds are collectively known as "JNL Allocation Funds”.

JNAM (Adviser to each Fund)

JNL/Goldman Sachs Managed Aggressive Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Moderate Fund and JNL/Goldman Sachs Managed Moderate Growth Fund. These Funds are collectively known as "JNL/Goldman Sachs Funds of Funds".

JNAM (Adviser to each Fund) Goldman Sachs Asset Management, L.P. (Sub-Adviser to each Fund)

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund:	Sub-Adviser(s)/Sub-Sub-Adviser(s):
The following funds are advised by JNAM and sub-advised by each Fund's respective Sub-Adviser(s):

JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund and JNL iShares Tactical Moderate Growth Fund. These Funds are collectively known as "JNL iShares Tactical Funds".

JNL Bond Index Fund, JNL Emerging Markets Index Fund, JNL International Index Fund, JNL Mid Cap Index Fund, JNL Small Cap Index Fund and JNL S&P 500 Index Fund. These Funds are collectively known as "JNL Mellon Master Funds".

JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon U.S. Stock Market Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon World Index Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund

JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund and JNL/Vanguard Moderate Growth ETF Allocation Fund. These Funds are collectively known as "JNL/Vanguard ETF Allocation Funds".

Mellon Investments Corporation
JNL Multi-Manager Alternative Fund

Boston Partners Global Investors, Inc.
DoubleLine Capital LP
First Pacific Advisors, LP

Kayne Anderson Rudnick Investment Management, LLC
Lazard Asset Management LLC
Loomis, Sayles & Company, L.P.
Westchester Capital Management, LLC
Western Asset Management Company, LLC

Western Asset Management Company Pte. Ltd. (Sub-Sub-Adviser)

JNL Multi-Manager Emerging Markets Equity Fund	Kayne Anderson Rudnick Investment Management, LLC T. Rowe Price Associates, Inc. T. Rowe Price Hong Kong Limited (Sub-Sub-Adviser) WCM Investment Management, LLC Wellington Management Company LLP
JNL Multi-Manager International Small Cap Fund	Baillie Gifford Overseas Limited Causeway Capital Management LLC WCM Investment Management, LLC
JNL Multi-Manager Mid Cap Fund	Champlain Investment Partners, LLC ClearBridge Investments, LLC Kayne Anderson Rudnick Investment Management, LLC Nuance Investments, LLC Victory Capital Management Inc.
JNL Multi-Manager Small Cap Growth Fund	BAMCO, Inc. Granahan Investment Management, LLC Kayne Anderson Rudnick Investment Management, LLC Segall Bryant & Hamill, LLC Victory Capital Management Inc. WCM Investment Management, LLC
JNL Multi-Manager Small Cap Value Fund	Congress Asset Management Company, LLP Cooke & Bieler, L.P. Reinhart Partners, Inc. River Road Asset Management, LLC WCM Investment Management, LLC
JNL Multi-Manager U.S. Select Equity Fund	GQG Partners LLC WCM Investment Management, LLC
JNL/AB Sustainable Global Thematic Fund	AllianceBernstein L.P.
JNL/AQR Large Cap Defensive Style Fund	AQR Capital Management, LLC
JNL/Baillie Gifford International Growth Fund and JNL/Baillie Gifford U.S. Equity Growth Fund	Baillie Gifford Overseas Limited

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund:	Sub-Adviser(s)/Sub-Sub-Adviser(s):
JNL/BlackRock Large Cap Select Growth Fund	BlackRock Investment Management, LLC
JNL/BlackRock Global Allocation Fund	BlackRock Investment Management, LLC BlackRock (Singapore) Limited (Sub-Sub-Adviser)
JNL/BlackRock Global Natural Resources Fund	BlackRock International Limited
JNL/Causeway International Value Select Fund	Causeway Capital Management LLC
JNL/ClearBridge Large Cap Growth Fund	ClearBridge Investments, LLC
JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund and JNL/DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP
JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund and JNL/DoubleLine® Total Return Fund	DoubleLine Capital LP
JNL/Fidelity Institutional Asset Management® Total Bond Fund	FIAM LLC
JNL/First Sentier Global Infrastructure Fund	First Sentier Investors (Australia) IM Ltd
JNL/Franklin Templeton Income Fund	Franklin Advisers, Inc.
JNL/Goldman Sachs 4 Fund	Goldman Sachs Asset Management, L.P.
JNL/GQG Emerging Markets Equity Fund	GQG Partners LLC
JNL/Harris Oakmark Global Equity Fund	Harris Associates L.P.
JNL/Heitman U.S. Focused Real Estate Fund	Heitman Real Estate Securities LLC
JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Growth Fund, and JNL/Invesco Small Cap Growth Fund	Invesco Advisers, Inc.
JNL/JPMorgan Global Allocation Fund, JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund and JNL/JPMorgan U.S. Value Fund	J.P. Morgan Investment Management Inc.
JNL/Lazard International Strategic Equity Fund	Lazard Asset Management LLC
JNL/Loomis Sayles Global Growth Fund	Loomis, Sayles & Company, L.P.
JNL/Lord Abbett Short Duration Income Fund	Lord, Abbett & Co. LLC
JNL/MFS Mid Cap Value Fund	Massachusetts Financial Services Company (d/b/a MFS Investment Management)
JNL/Neuberger Berman Commodity Strategy Fund, JNL/Neuberger Berman Gold Plus Strategy Fund and JNL/Neuberger Berman Strategic Income Fund	Neuberger Berman Investment Advisers LLC
JNL/Newton Equity Income Fund	Newton Investment Management North America, LLC
JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund and JNL/PIMCO Real Return Fund	Pacific Investment Management Company LLC
JNL/PPM America Floating Rate Income Fund	FIAM LLC PPM America, Inc.*
JNL/PPM America High Yield Bond Fund, and JNL/PPM America Total Return Fund	PPM America, Inc.*
JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Mid-Cap Growth Fund and JNL/T. Rowe Price U.S. High Yield Fund	T. Rowe Price Associates, Inc. T. Rowe Price Investment Management, Inc. (Sub-Sub-Adviser)
JNL/T. Rowe Price Established Growth Fund and JNL/T. Rowe Price Value Fund	T. Rowe Price Associates, Inc.
JNL/T. Rowe Price Short-Term Bond Fund	T. Rowe Price Associates, Inc. T. Rowe Price Hong Kong Limited (Sub-Sub-Adviser) T. Rowe Price International Ltd (Sub-Sub-Adviser)
JNL/WCM China Quality Growth Fund and JNL/WCM Focused International Equity Fund	WCM Investment Management, LLC
JNL/Westchester Capital Event Driven Fund	Westchester Capital Management, LLC
JNL/Western Asset Global Multi-Sector Bond Fund	Western Asset Management Company, LLC Western Asset Management Company Limited (Sub-Sub-Adviser) Western Asset Management Company Pte. Ltd. (Sub-Sub-Adviser)
JNL/William Blair International Leaders Fund	William Blair Investment Management, LLC
JNL/WMC Balanced Fund, JNL/WMC Equity Income Fund, JNL/WMC Global Real Estate Fund, JNL/WMC Government Money Market Fund and JNL/WMC Value Fund	Wellington Management Company LLP

* PPM America, Inc. is an affiliate of JNAM.

Each Master Fund is a series of the American Funds Insurance Series® or JNL Mellon Master Funds, respectively, each a registered open-end management investment company that has the same investment objective as its corresponding Feeder Fund. Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities. As of December 31, 2022, the JNL/American Funds Feeder Funds and JNL/Mellon Feeder Funds owned the following percentage of its corresponding Master Fund: JNL/American

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Funds Balanced Fund 10.1%, JNL/American Funds Bond Fund of America Fund 1.7%, JNL/American Funds Capital Income Builder Fund 31.1%, JNL/American Funds Capital World Bond Fund 23.8%, JNL/American Funds Global Growth Fund 10.3%, JNL/American Funds Global Small Capitalization Fund 20.1%, JNL/American Funds Growth Fund 10.9%, JNL/American Funds Growth-Income Fund 25.8%, JNL/American Funds International Fund 20.3%, JNL/American Funds New World Fund 42.3%, JNL/American Funds Washington Mutual Investors Fund 36.9%, JNL/Mellon Bond Index Fund 99.5%, JNL/Mellon Emerging Markets Index Fund 99.9%, JNL/Mellon International Index Fund 99.8%, JNL/Mellon S&P 400 MidCap Index Fund 99.9% and JNL/Mellon Small Cap Index Fund 99.9%. The Master Funds’ Schedules of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s shareholder report. For the JNL/Mellon Feeder Funds, the JNL Mellon Master Funds are included here in this report. For the JNL/American Funds Feeder Funds, this report should be read in conjunction with the American Funds Insurance Series Master Funds’ shareholder reports. The American Funds Insurance Series Master Funds' shareholder reports are available on the SEC’s website at www.sec.gov or at connect.rightprospectus.com/Jackson. Effective May 1, 2023 connect.rightprospectus.com/Jackson will be replaced with www.jackson.com/fund-literature.html.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/American Funds Capital World Bond Fund, JNL Multi-Manager U.S. Select Equity Fund, JNL/Baillie Gifford U.S. Equity Growth Fund, JNL/BlackRock Global Natural Resources Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Dow Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Neuberger Berman Gold Plus Strategy Fund, JNL/T. Rowe Price Established Growth Fund, JNL/WCM China Quality Growth Fund and JNL/Western Asset Global Multi-Sector Bond Fund.

Each Fund offers Class A shares and Class I shares with the exception of JNL Bond Index Fund, JNL Emerging Markets Index Fund, JNL International Index Fund, JNL Mid Cap Index Fund, JNL Small Cap Index Fund and JNL S&P 500 Index Fund, which only offer Class I shares. Class A shares and Class I shares differ primarily due to 12b-1 fees attributable to Class A shares. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

Fund Changes. Effective April 25, 2022, the names changed for the following funds:

Prior Fund Name	Effective April 25, 2022 Fund Name
JNL/Franklin Templeton Global Multisector Bond Fund[1]	JNL/Western Asset Global Multi-Sector Bond Fund
JNL/Invesco International Growth Fund[2]	JNL/William Blair International Leaders Fund
JNL/Mellon Equity Income Fund	JNL/Newton Equity Income Fund
JNL/Mellon MSCI KLD 400 Social Index Fund	JNL/Morningstar U.S. Sustainability Index Fund

1 Effective April 25, 2022, the Sub-Adviser for the Fund changed from Franklin Advisers, Inc. to Western Asset Management Company, LLC and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. were added as Sub-Sub-Advisers.

2 Effective April 25, 2022, the Sub-Adviser for the Fund changed from Invesco Advisers, Inc. to William Blair Investment Management, LLC.

Effective April 25, 2022, Kayne Anderson Rudnick Investment Management, LLC was added as a Sub-Adviser to JNL Multi-Manager Mid Cap Fund and BAMCO, Inc. and Segall Bryant & Hamill, LLC were added as Sub-Advisers to JNL Multi-Manager Small Cap Growth Fund. Effective March 7, 2022, T. Rowe Price Investment Management, Inc. was added as a Sub-Sub-Adviser to JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Mid-Cap Growth Fund and JNL/T. Rowe Price U.S. High Yield Fund. Effective June 2, 2022, Western Asset Management Company Pte. Ltd. was added as a Sub-Sub-Adviser to JNL Multi-Manager Alternative Fund. Effective September 1, 2022, FIAM LLC was added as a Sub-Adviser to JNL/PPM America Floating Rate Income Fund. Effective September 1, 2022, T. Rowe Price Hong Kong Limited and T. Rowe Price International Ltd were added as Sub-Sub-Advisers to the JNL/T. Rowe Price Short-Term Bond Fund. Effective November 14, 2022, Mellon Investments Corporation was removed as a Co-Sub-Adviser to JNL/Goldman Sachs 4 Fund.

The following mergers were effective after close of business on April 22, 2022, for the Funds indicated.

Acquired Fund	Acquiring Fund
JNL/BlackRock Advantage International Fund	JNL/DFA International Core Equity Fund
JNL/Franklin Templeton Growth Allocation Fund	JNL Growth Allocation Fund

Effective January 1, 2022, the federal income tax status of JNL Emerging Markets Index Fund, JNL/Mellon Emerging Markets Index Fund and JNL/Mellon World Index Fund changed from a Regulated Investment Company (“RIC”) to a partnership. Effective January 1, 2023, the federal income tax status of JNL/JPMorgan Hedged Equity Fund and JNL/Mellon International Index Fund changed from a RIC to a partnership. As a result of the tax status change, each Fund’s income, gains, losses and credits are allocated directly to its partners and retain the same character for federal income tax purposes. In addition, each Fund is not able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any. The investment objectives, policies, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Funds did not change in connection with this tax status change. Such a conversion does not impact the contract holders of the separate accounts which own the Funds. The conversion from a RIC to a partnership provides a number of potential benefits to each affected Fund, including accelerated receipt of foreign tax reclaims under certain conditions, a potential increase in securities lending income, elimination of the risk that the affected Fund will fail to qualify for

JNL Series Trust

Notes to Financial Statements

December 31, 2022

treatment as a RIC under various tests imposed by the Internal Revenue Code and a reduction in the risk of operational and administrative errors as the complexity of the Fund’s tax accounting and financial reporting is reduced. Jackson receives benefits under the federal income tax laws with respect to tax deductions and credits as it relates to the tax structure of the Funds insofar as Jackson is entitled to receive the deduction and credit for any dividends received or foreign tax payments generated by each of the Fund’s investment portfolios because the Funds advised by JNAM are owned directly by Jackson’s separate accounts. As the Funds’ investment adviser, JNAM acts as a fiduciary for the benefit to each affected Fund and in no way seeks to maximize the dividends received deduction or foreign tax credits if there is a potential that it may detrimentally impact a shareholder or contract owner. Any additional benefits related to enhanced dividends received deduction or foreign tax credits to Jackson are not directly shared with the adviser, sub-advisers, Funds, shareholders, or contract owners; however, JNAM is responsible for monitoring that any benefit that Jackson receives from the tax structure of the Funds does not result in a detriment or have a harmful impact to the Funds, shareholders, or contract owners.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures (“Valuation Policies and Procedures”), the Trust’s Board of Trustees (“Board” or “Trustees”) has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of each Fund. The Adviser has established a Valuation Committee (the “Valuation Committee”) that is charged with the responsibilities set forth in the Valuation Policies and Procedures. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures approved by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board.

The NAV of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The NAV of a Fund’s shares may also not be determined on days designated by the Board or on days designated by the SEC. However, consistent with legal requirements, calculation of the Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Fund’s Valuation Committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is considered reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Funds’ NAVs. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the valuation committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs. The Funds of Funds’ investments in the underlying funds are valued at the daily NAV of the applicable underlying fund determined as of the close of the NYSE on each valuation date. Valuation of investments by the underlying funds is discussed in the underlying funds’ shareholder report, which are filed with the SEC and are available on the SEC’s website at www.sec.gov. Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the applicable Master Fund determined as of the close of the NYSE on each valuation date. Valuation of the investments by the Master Fund is discussed in each Master Fund’s shareholder report, which is available on the SEC's website at www.sec.gov. Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for equities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. When fair valuing foreign equity securities, the Adviser adjusts the closing prices of foreign portfolio equity securities (except foreign equity securities traded in North America and South America) based upon pricing models provided by a third-party vendor in order to reflect the “fair value” of such securities for purposes of determining a Fund's NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary in order to reflect the “fair value” of such securities for purposes of determining a Fund's NAV. All securities in the JNL/WMC Government Money Market Fund, as permitted by compliance with applicable provisions under Rule 2a-7 under the 1940 Act, are valued at amortized cost, unless it is determined that such practice does not approximate fair value. If a valuation from a third party pricing service is unavailable or it is determined that such valuation does not approximate fair value, debt obligations with remaining maturities of sixty (60) days or less may be valued at their amortized cost, unless it is determined that such practice also does not approximate fair value. Debt and derivative securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. Term loans are generally valued at the composite bid prices provided by approved pricing services. Commodity-linked structured notes and credit-linked notes are valued by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. If pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser(s), to assist in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions for the RIC Funds (as discussed in Note 11) are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually by the RIC Funds, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains by the RIC Funds, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards. The JNL/WMC Government Money Market Fund declares dividends from net investment income daily and pays dividends monthly. No distributions of net investment income or realized capital gains are required for Funds that are not RICs, therefore, undistributed net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis. Capital gains distributions received from the Master Funds and underlying funds are recorded as Net realized gain on Distributions from Affiliated or Unaffiliated investment companies, as applicable, in the Statements of Operations.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in Dividends in the Statements of Operations. Interest income, including effective-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income, and value, by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become uncollectible. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Following Russia's invasion of Ukraine on February 24, 2022, economic sanctions and other restrictive measures have limited the ability of the Funds to receive and record dividend, interest and maturity payments from certain Russian securities or to repatriate Russian currency.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund. As it relates to expenses in Master Funds, the Feeder Fund’s shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests because each Feeder Fund invests all of its assets in its respective Master Fund. Such expenses are not included in the Statements of Operations but are incurred indirectly in the calculation of the NAV of the respective Master Fund. As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities. A similar situation exists for the Funds of Funds as it relates to the expenses associated with the investments in underlying funds.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest. When a capital gains tax is determined to apply, a Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date. The estimated liability is recorded as Deferred foreign capital gains tax liability in the Statements of Assets and Liabilities. Foreign capital gains tax paid and the current period's change in deferred foreign capital gains tax liability are recorded in Net realized gain (loss) on Investments - unaffiliated and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated, respectively, in the Statements of Operations.

Foreign Currency Translations. The accounting records of each Fund are maintained in U.S. dollars. Each business day, the fair values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Statement of Cash Flows. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions including that the investment company had little or no debt, based on the average debt outstanding during the period, in relation to average total assets and that substantially all the investment company’s investments were carried at Level 1 or Level 2 measurements in accordance with FASB ASC Topic 820. Funds with certain degrees of borrowing activity, typically through the use of securities sold short, transactions characterized as secured borrowing transactions or reverse repurchase agreements, have been determined to require a statement of cash flows.

Recent Accounting Pronouncements. In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The new guidance provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference the London Interbank Offered Rate (LIBOR) or another reference rate expected to be discontinued due to reference rate reform. The amendments in this update are elective and may be applied through December 31, 2024. Management is currently evaluating the potential impacts of reference rate reform and the adoption of this ASU on the Funds’ financial statements.

Effective August 19, 2022, the Funds were required to comply with Rule 18f-4 under the Investment Company Act – Use of Derivatives by Registered Investment Companies and Business Development Companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. The Funds' compliance with Rule 18f-4 did not have a material impact to the Funds’ financial statements.

Effective September 8, 2022, the Funds were required to comply with Rule 2a-5 under the Investment Company Act – Good Faith Determinations of Fair Value. The rule addresses valuation practices and the role of fund board of directors with respect to the fair value of the investments of a fund. The Rule also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a fund’s board in determining fair value and the accounting and auditing of fund investments. The Funds' compliance with Rule 2a-5 did not have a material impact to the Funds' financial statements.

In June 2022, FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify guidance in Topic 820 when measuring the fair value of equity securities subject to contractual restrictions prohibiting their sale and introduce new disclosure requirements for these securities. The amendments in this update are effective for fiscal years beginning after December 15, 2023. Management is currently evaluating the potential impacts of this ASU on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds. Level 1 valuations include investments in the underlying funds and Master Funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third-party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost,

JNL Series Trust

Notes to Financial Statements

December 31, 2022

international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a rollforward of individually significant securities Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2022:

	Balance at Beginning of Year ($)	Transfers into Level 3 During the Year[2] ($)	Transfers out of Level 3 During the Year[2] ($)	Total Realized and Change in Unrealized Gain/(Loss) ($)	Purchases ($)	(Sales) ($)	Balance at End of Year ($)	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Year[1] ($)
JNL Multi-Manager Alternative Fund
Other Equity Interests	8,671	—	—	371	2,152	(4,343)	6,851[3]	371
JNL/DoubleLine Total Return Fund
Government and Agency Obligations	—	25,075[4]	(25,075)[4]	—	—	—	—	—
JNL/First Sentier Global Infrastructure Fund
Common Stocks	—	19,396[5]	(19,396)[5]	—	—	—	—	—
JNL/GQG Emerging Markets Equity Fund
Common Stocks	—	29,260[6]	(29,260)[6]	—	—	—	—	—
JNL/PIMCO Income Fund
Non-U.S. Government Agency Asset-Backed Securities	—	13,530[7]	(13,530)[7]	—	—	—	—	—
JNL/WCM China Quality Growth Fund
Common Stocks	—	83[8]	(83)[8]	—	—	—	—	—
JNL/WCM Focused International Equity Fund
Common Stocks	—	33,874[9]	(33,874)[9]	—	—	—	—	—
JNL/Westchester Capital Event Driven Fund
Other Equity Interests	3,408	—	—	143	2,874	(1,840)	4,585[10]	143

1 Reflects the change in unrealized appreciation/(depreciation) for Level 3 investments held at December 31, 2022.

2 There were no significant transfers between Level 3 and Level 2 valuations during the year end December 31, 2022 except for those noted.

3 The fair value measurement of certain other equity interests held in JNL Multi-Manager Alternative Fund were determined based on multiple broker quotes. Changes to the model inputs may result in changes to the other equity interest’s fair value measurements at December 31, 2022.

Valuation Technique	Unobservable Input	Range (Weighted Average)
Market Approach	Price Per Share	3.715 – 6.0 (4.8575)

4  During the year, the valuation of the government and agency obligations held in JNL/DoubleLine Total Return Fund were transferred from a Level 3 valuation to a Level 2 valuation. Previously they were valued using a single broker quote and considered a Level 3 valuation.

5 During the year, the valuation of common stocks held in JNL/First Sentier Global Infrastructure Fund were transferred from a Level 3 valuation to a Level 2 valuation. Previously they were valued using the last traded price and considered a Level 3 valuation.

6 During the year, the valuation of common stocks held in JNL/GQG Emerging Markets Equity Fund were transferred from a Level 3 valuation to a Level 1 valuation. Previously they were valued using the last traded price and considered a Level 3 valuation.

7 During the year, the valuation of Non-U.S. Government Agency Asset-Backed Securities held in JNL/PIMCO Income Fund were transferred from a Level 3 valuation to a Level 2 valuation. Previously they were valued using a proxy price model and considered a Level 3 valuation.

8 During the year, the valuation of common stocks held in JNL/WCM China Quality Growth Fund were transferred from a Level 3 valuation to a Level 2 valuation. Previously they were valued using the last traded price and considered a Level 3 valuation.

9 During the year, the valuation of common stocks held in JNL/WCM Focused International Equity Fund were transferred from a Level 3 valuation to a Level 2 valuation. Previously they were valued using the last traded price and considered a Level 3 valuation.

10  The fair value measurement of certain other equity interests held in JNL/Westchester Capital Event Driven Fund were determined based on multiple broker quotes. Changes to the model inputs may result in changes to the other equity interest’s fair value measurements at December 31, 2022.

Valuation Technique	Unobservable Input	Range (Weighted Average)
Market Approach	Price Per Share	3.715 – 6.0 (4.8575)

† Unobservable inputs were weighted by the relative fair value of the instruments.

JNL Series Trust

Notes to Financial Statements

December 31, 2022

The following table summarizes Funds with significant exposure to Russian securities with Level 3 valuations (in thousands) at December 31, 2022. These securities were fair valued at or near zero due to economic sanctions that prohibit the Funds from transacting in these securities or to repatriate Russian currency.

Unrealized Gain/(Loss) ($)
JNL Emerging Markets Index Fund
Common Stocks	(24,725)
JNL Multi-Manager Emerging Markets Equity Fund
Common Stocks	(41,976)
JNL Multi-Manager International Small Cap Fund
Common Stocks	(5,911)
JNL/BlackRock Global Natural Resources Fund
Common Stocks	(40,428)
JNL/GQG Emerging Markets Equity Fund
Common Stocks	(58,549)
JNL/PIMCO Investment Grade Credit Bond Fund
Corporate Bonds and Notes	(6,680)

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds, except JNL/PPM America Floating Rate Income Fund, JNL/WMC Government Money Market Fund, the Funds of Funds and the Feeder Funds, participate in agency based securities lending programs. JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (each a “Custodian” and together the “Custodians”) each serve as securities lending agent to the eligible Funds for which they are Custodian. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. government fixed income – 102%; U.S. equities – 102%; U.S. corporate fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agents have agreed to indemnify the Fund in the event of default by a third-party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, which is shared with the borrower through negotiated rebates. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which a Fund receives may include U.S. government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agents have agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments. Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment. JPM Chase and State Street receive a portion of the earnings from the Funds' securities lending program.

Except as described below, cash collateral received is invested in the JNL Securities Lending Collateral Fund, a registered government money market fund under the 1940 Act and a series of the JNL Investors Series Trust. JNAM serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The JNL Securities Lending Collateral Fund is only offered to the Funds. The JNL Securities Lending Collateral Fund pays JNAM an annual fee, accrued daily and payable monthly, for investment advisory services. In addition to investing cash collateral in the JNL Securities Lending Collateral Fund, JNL/Mellon S&P 500 Index Fund may invest cash collateral in repurchase agreements collateralized by equity and U.S. government or agency securities. JPM Chase has agreed to bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the repurchase agreements collateralized by equity and U.S. government or agency securities. Reinvestments in repurchase agreements will not exceed 10% of a Fund’s net assets, shall be collateralized by equity and U.S. government or agency securities equal to not less than 110% of the cash collateral reinvested in such transactions, and shall be marked-to-market daily.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as Investments - affiliated, at value or Investments - unaffiliated, at value, as applicable, on the Statements of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in Investments - unaffiliated, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”

JNL Series Trust

Notes to Financial Statements

December 31, 2022

or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. Certain Funds may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as Payable for Reverse repurchase agreements on the Statements of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security.

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2022, were as follows: JNL Multi-Manager Alternative Fund, $15,101 and 1.13%, respectively, for 325 days outstanding; JNL/PIMCO Income Fund, $24,079 and 3.87%, respectively, for 12 days outstanding; JNL/PIMCO Investment Grade Credit Bond Fund, $1,497 and -0.68%, respectively, for 120 days outstanding; JNL/PIMCO Real Return Fund, $283,574 and 0.65%, respectively, for 3 days outstanding. The value of reverse repurchase agreements and collateral pledged at December 31, 2022 was as follows:

Counter-party	Collateral	Interest Rate Expense/ Income[1] (%)	Maturity Date	Collateral Amount ($)	Payable for Reverse Repurchase Agreement Including Interest Payable ($)
JNL Multi-Manager Alternative Fund
RBC	Treasury, United States Department of, 4.00%, due 11/15/52	4.49	02/06/2026	4,279	4,309
RBC	Treasury, United States Department of, 4.13%, due 11/15/32	4.46	01/19/2023	11,220	11,456
RBC	Treasury, United States Department of, 4.13%, due 11/15/32	4.51	02/06/2023	1,836	1,892
RBC	Federal National Mortgage Association, Inc., 3.24%-3.40%, due 03/01/30-01/01/33	4.46	02/08/2023	2,456	2,319
RBC	Federal National Mortgage Association, Inc., 3.62%, due 01/01/28	4.45	02/08/2023	1,407	1,339
				21,198	21,315

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Forward Sales Commitments. Certain Funds may purchase or sell forward sales commitments. A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date. A Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in realized gain or loss.

Delayed-Delivery Securities. Certain Funds may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and the Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, Funds may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. Certain Funds may purchase or sell mortgage-backed or Treasury securities and simultaneously contract to sell or repurchase securities at a future date at an agreed upon price. The Funds may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward sale or repurchase settlement date of the dollar or Treasury roll transaction. During the period between the purchase or sale and subsequent sale or repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

The average daily balance (in thousands) and the weighted average interest rate for Treasury roll transactions accounted for as secured borrowing transactions, for the year ended December 31, 2022, were as follows: JNL/PIMCO Income Fund, $17,186 and 3.12% respectively, for 18 days outstanding; JNL/PIMCO Investment Grade Credit Bond Fund, $93,921 and 0.97%, respectively, for 365 days outstanding; and JNL/PIMCO Real Return Fund, $391,878 and 0.51%, respectively, for 365 days outstanding. At December 31, 2022, JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund and JNL/PIMCO Real Return Fund had $0, $67 and $23, respectively, of deferred income (in thousands) included in Payable for Treasury roll transactions on the Statements of Assets and Liabilities.

The following table details Treasury roll transactions (in thousands) outstanding accounted for as secured borrowings as of December 31, 2022:

	Collateral	Counterparty	Borrowing Rate/(Fee Income)(%)	Maturity Date	Payable for Treasury Roll Transactions Including Interest Payable ($)
JNL/PIMCO Investment Grade Credit Bond Fund
	U.S. Treasury Obligations	UBS	4.18	1/6/2023	1,771
	U.S. Treasury Obligations	UBS	4.18	1/19/2023	10,430
					12,201

JNL/PIMCO Real Return Fund
	U.S. Treasury Obligations	BCL	4.29	1/5/2023	28,786
	U.S. Treasury Obligations	BCL	4.15	1/10/2023	11,557
	U.S. Treasury Obligations	GSC	4.46	1/9/2023	43,892
	U.S. Treasury Obligations	GSC	4.40	1/4/2023	695,442
					779,677

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short. Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security or to engage in arbitrage transactions. When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer. The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan. Until the Fund closes its short position, the lending broker or lending agent requires assets in the form of securities or cash to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation. A Fund is obligated to deliver securities at the market price at the time the short position is closed. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Convertible Securities. Certain Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Typically, convertible securities pay dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. A Fund may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

Credit-Linked Structured Notes. Certain Funds may use credit-linked notes to take positions or manage equity price risk in the normal course of pursuing its investment objective. The value of a credit-linked note is based on the price movements of a particular credit, known as a reference credit. Credit-linked notes that the Funds invest in are typically listed instruments that typically provide the same return as the underlying reference credit. Credit-linked notes are intended to replicate the economic effects that would apply had a Fund directly purchased the underlying reference credit. The Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit-linked note plus any accrued interest. The reference credit and its credit rating, for each credit-linked note, are presented parenthetically in the Schedules of Investments.

Commodity-Linked Structured Notes. A commodity-linked structured note is a debt instrument that contains a return component based on the movement of a commodity index. These notes typically pay interest on the face value of the instrument and a formula based return tied to a commodity index return. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. Performance of the particular commodity index will affect performance of the commodity-linked structured note. Commodity-linked structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying index. They may be more volatile and less liquid than the underlying linked index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. Commodity-linked structured notes may have early redemption features based on advanced notice from the purchaser or automatic redemption triggered by a preset decline in the underlying commodity index. In addition to fluctuating in response to changes in the underlying commodity index, these notes are debt securities of the issuer and will be subject to credit and interest rate risks that typically affect debt instruments.

Equity-Linked Structured Notes. Certain Funds may invest in equity-linked notes. Equity-linked notes are financial instruments that combine debt and equity characteristics. These notes typically pay interest that is linked to the performance of the underlying equity. Equity-linked notes may be more volatile and less liquid than the underlying equity. In addition to fluctuating price movements in the underlying equity, these notes are debt securities of the issuer and will be subject to credit and interest rate risks that typically affect debt instruments.

Master Limited Partnerships. Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

Real Estate Investment Trusts. Certain Funds may invest in Real Estate Investment Trusts (“REITs”). REITs are traded as a stock on major stock exchanges and invests in real estate directly, either through properties or mortgages. REITs typically concentrate on a specific geographic region or property type, receive special tax considerations and are a liquid method of investing in real estate.

Participation Note Securities. Certain Funds may invest in Participation Notes (“P-Notes”). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a Fund to

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gain exposure to common stocks in markets where direct investment by the Fund may not be allowed or efficient. A Fund may tender a P-Note for cash payment in an amount that reflects the current fair value of the underlying equity investments or market, reduced by program fees.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in Other assets and Payable for Investment securities purchased in the Statements of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated in the Statements of Operations.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in Receivable from Deposits with brokers and counterparties and Payable for Deposits from counterparties in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”). Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and Treasury roll transactions between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the

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contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Prime Brokerage Arrangements and Other Securities Borrowing Agreements. Certain Funds may enter into Prime Brokerage Arrangements or Securities Borrowing Agreements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Cash margin and securities delivered as collateral are typically in the possession of the prime broker or lending agent and offset any obligations due to the prime broker or lending agent. Cash collateral held at the prime broker is reflected in Cash collateral segregated for short sales in the Statements of Assets and Liabilities. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions. Certain Funds may buy and sell (“write”) call and put options on securities, futures, indices, currencies, swap agreements (“swaptions”) and inflation caps and floors. An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset. When a Fund writes a call or put option or an inflation cap or floor, the premium received by the Fund is recorded as a liability. All types of options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. Writing put options tends to increase a Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current fair value. There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are classified as illiquid investments. Straddle options are written or purchased with premiums to be determined on a future date which are based upon implied volatility parameters at specified terms. An inflation cap can be used to protect the buyer from inflation erosion above a certain rate. An inflation floor can be used to provide downside protection to investments in inflation-linked products. The maximum potential amount of future payments (undiscounted) that a Fund could be required to make under an inflation cap or floor would be the notional amount times the percentage increase (for an inflation cap) or decrease (for an inflation floor) in inflation determined by the difference between the index’s current value and the value at the time the inflation cap or floor was entered into.

Futures Contracts. Certain Funds may buy and sell futures on equities, indices, interest rates, commodities and currencies. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the

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Notes to Financial Statements

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possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically classified as illiquid investments.

All types of swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements that certain Funds have entered into may include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark; floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate; floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding certain levels; callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date; or forward spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate. A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. As a buyer of protection, a Fund will generally pay the seller of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment

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Notes to Financial Statements

December 31, 2022

exposure on the notional amount of the credit default swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either (i) pay or receive an amount equal to the notional amount of the referenced obligation agreement and take delivery or deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds may use credit default swap agreements on corporate or sovereign issues. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

Certain Funds may use credit default swap agreements on asset-backed securities. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Certain Funds may use credit default swap agreements on credit indices. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Implied credit spreads, the prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements. Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index, basket of securities or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate. To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty. Additionally, long total return swap agreements on equity securities entitle a Fund to receive from the counterparty dividends paid on an individual security and short total return equity swap agreements obligate a Fund to pay the counterparty dividends paid on an individual security. Total return swap agreements where the reference entity is a futures contract do not pay/receive periodic interest payments. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index, basket of securities or other financial instrument along with any dividends or interest receivable.

Non-Deliverable Bond Forward Contracts. A non-deliverable bond forward contract is a short-term forward agreement between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified price and date. Non-deliverable bond forward contracts are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. Upfront premiums paid or received are recorded as an asset or liability by the Fund and represent payments paid or received upon entering into the contract that correlate to the stated price of the underlying security. These upfront premiums are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the contract. The use of these instruments involves the risk that the counterparty to the agreements may default on its obligation to perform. These contracts may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying security. The maximum amount of potential loss for a non-deliverable bond forward contract is the value of the contract.

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Contracts for Difference. Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. Certain Funds entered into CFDs where the underlying instrument was a specified security. The Fund can take either a short or long position on the underlying instrument. In exchange for exposure to the underlying asset, the buyer pays a financing fee, which depending on market factors, can result in either expense or income for the buyer. The financing fee disclosed reflects the cost of each CFD from the perspective of the Fund and is dependent upon whether the position is long or short. For long positions, the Fund pays the financing fee. For short positions, the financing fee can be positive or negative depending on whether the spread is greater or less than the floating rate. To the extent the floating rate plus or minus the spread is negative, that is the financing fee paid by the Fund. If the rate is positive, the financing fee generates income for the Fund. CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. There is no expiration date to the contract, but a CFD is typically terminated by the buyer. A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty is unable to make payments, the value of the contract may be reduced.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year; (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2022. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations can be referenced directly on each Fund’s respective statements; (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2022. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table; and (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2022.

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL Emerging Markets Index Fund Derivative Strategies - The Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial purposes.

JNL Emerging Markets Index Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments liabilities:
[8] Variation margin on futures/futures options contracts	—	—	145	—	—	145
Total derivative instruments liabilities	—	—	145	—	—	145
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	7	—	7
Futures/futures options contracts	—	—	(3,325)	—	—	(3,325)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	(168)	—	—	(168)

JNL Emerging Markets Index Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	13,850	68	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL International Index Fund Derivatives Strategies - The Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. The Fund entered into forward foreign currency contracts to create foreign currency exposure in U.S. dollar cash balances.

JNL International Index Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Forward foreign currency contracts†	—	—	—	311	—	311
[8] Variation margin on futures/futures options contracts	—	—	47	—	—	47
Total derivative instruments assets	—	—	47	311	—	358
Derivative instruments liabilities:
Forward foreign currency contracts†	—	—	—	15	—	15
[8] Variation margin on futures/futures options contracts	—	—	107	—	—	107
Total derivative instruments liabilities	—	—	107	15	—	122
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(1,581)	—	(1,581)
Futures/futures options contracts	—	—	(600)	—	—	(600)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	200	—	200
Futures/futures options contracts	—	—	(315)	—	—	(315)

† The JNL International Index Fund's forward foreign currency contracts are not subject to an enforceable master netting agreement. These amounts are presented gross on the Fund's Statement of Assets and Liabilities.

JNL International Index Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	185	—	—	185	—	—
HSB	119	—	—	119	—	—
SCB	7	—	—	7	—	—
Derivatives eligible for offset	311	—	—	311
Derivatives not eligible for offset	47				—	—
	358
Derivative Liabilities by Counterparty*
BMO	15	—	—	15	—	—
Derivatives eligible for offset	15	—	—	15
Derivatives not eligible for offset	107				1,074	—
	122

JNL International Index Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	16,896	20,064	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL Multi-Manager Alternative Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices, interest rate swap valuations and credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds and to obtain credit exposure. The Fund entered into total return swap agreements as a substitute for investment in physical securities. The Fund entered into contracts for difference as a substitute for investment in physical securities and to obtain short exposure.

JNL Multi-Manager Alternative Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Purchased options, at value	—	—	266	80	336	682
Forward foreign currency contracts	—	—	—	1,142	—	1,142
[8] Variation margin on futures/futures options contracts	—	—	—	192	143	335
[8] Variation margin on swap agreements	—	1	—	—	175	176
OTC swap agreements	—	—	7,343	—	—	7,343
Total derivative instruments assets	—	1	7,609	1,414	654	9,678
Derivative instruments liabilities:
Written options, at value	—	—	395	569	524	1,488
Forward foreign currency contracts	—	—	—	1,999	—	1,999
[8] Variation margin on futures/futures options contracts	—	—	—	17	522	539
[8] Variation margin on swap agreements	—	6	—	—	78	84
OTC swap agreements	—	—	3,972	—	71	4,043
Total derivative instruments liabilities	—	6	4,367	2,585	1,195	8,153
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Purchased option contracts	—	(86)	191	(953)	(11,146)	(11,994)
Written option contracts	—	40	792	1,714	23,322	25,868
Forward foreign currency contracts	—	—	—	5,399	—	5,399
Futures/futures options contracts	—	—	—	(785)	(22,766)	(23,551)
Swap agreements	—	259	4,531	—	10,743	15,533
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	7	160	(701)	(534)
Written options	—	—	27	(263)	837	601
Forward foreign currency contracts	—	—	—	(663)	—	(663)
Futures/futures options contracts	—	—	—	445	(4,529)	(4,084)
Swap agreements	—	133	3,884	—	(2,037)	1,980

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL Multi-Manager Alternative Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	159	(159)	—	—	—	—
GSC	4,978	(3,224)	(61)	1,693	—	61
HSB	83	(9)	—	74	—	—
JPM	465	(465)	—	—	—	101
MBL	1	—	—	1	—	—
MSC	2,798	(1,901)	—	897	—	—
SSB	1	(1)	—	—	—	—
Derivatives eligible for offset	8,485	(5,759)	(61)	2,665
Derivatives not eligible for offset	1,193				—	—
	9,678
Derivative Liabilities by Counterparty*
BOA	287	(159)	(128)	—	2,626	—
CIT	29	—	(29)	—	70	—
GSC	3,224	(3,224)	—	—	15,910	—
HSB	9	(9)	—	—	540	—
JPM	875	(465)	(410)	—	1,060	—
MBL	—	—	—	—	40	—
MSC	1,901	(1,901)	—	—	27,187	—
SSB	53	(1)	—	52	—	—
Derivatives eligible for offset	6,378	(5,759)	(567)	52
Derivatives not eligible for offset	1,775				7,774	2,264
	8,153

JNL Multi-Manager Alternative Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Contracts for Difference ($)
Average monthly volume	4,725	1,112,919	119,272	291,808	—	30,466	41,864	106,229

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/BlackRock Global Allocation Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management and/or hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices, interest rate swap valuations, credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management and/or hedging, as a means of short-term cash deployment, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, as a means of risk management and/or hedging, to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative values trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to maintain its ability to generate income at prevailing market rates and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds, to obtain credit exposure, to provide a measure of protection against defaults of issuers and to speculate on changes in credit quality. The Fund entered into total return swaps to obtain exposure to or hedge changes in securities prices, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into contracts for difference as a substitute for investment in physical securities, to obtain exposure to or hedge changes in securities prices, to obtain short exposure and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/BlackRock Global Allocation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Purchased options, at value	—	19	4,976	393	9,654	15,042
Forward foreign currency contracts	—	—	—	15,213	—	15,213
[8] Variation margin on futures/futures options contracts	—	—	400	—	400	800
[8] Variation margin on swap agreements	—	17	—	—	788	805
OTC swap agreements	—	—	604	—	—	604
OTC swap premiums paid	—	287	—	—	—	287
Total derivative instruments assets	—	323	5,980	15,606	10,842	32,751
Derivative instruments liabilities:
Written options, at value	—	—	4,796	337	22,831	27,964
Forward foreign currency contracts	—	—	—	14,052	—	14,052
[8] Variation margin on futures/futures options contracts	—	—	158	—	1,408	1,566
[8] Variation margin on swap agreements	—	25	—	—	903	928
OTC swap agreements	—	286	914	—	1,670	2,870
OTC swap premiums received	—	13	—	—	—	13
Total derivative instruments liabilities	—	324	5,868	14,389	26,812	47,393
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Purchased option contracts	(345)	(785)	(16,836)	(878)	(1,689)	(20,533)
Written option contracts	122	586	20,774	2,147	(685)	22,944
Forward foreign currency contracts	—	—	—	(17,191)	—	(17,191)
Futures/futures options contracts	—	—	13,496	—	(42,788)	(29,292)
Swap agreements	—	(3,488)	8,893	—	38,181	43,586
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	16	(3,675)	774	5,868	2,983
Written options	—	(7)	(160)	(236)	(15,137)	(15,540)
Forward foreign currency contracts	—	—	—	2,814	—	2,814
Futures/futures options contracts	—	—	2,794	—	(4,567)	(1,773)
Swap agreements	—	(2,617)	(65)	—	(10,742)	(13,424)

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/BlackRock Global Allocation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	460	(331)	—	129	—	—
BMO	1	—	—	1	—	—
BNP	95	(95)	—	—	—	—
BOA	25	(25)	—	—	—	30
CIT	2,070	(1,481)	(320)	269	320	—
DUB	452	(97)	(200)	155	200	—
GSC	7,683	(7,683)	—	—	—	—
HSB	9,523	(2,668)	(1)	6,854	—	1
JPM	1,172	(1,172)	—	—	—	—
MSC	322	(322)	—	—	—	—
UBS	3,630	(99)	—	3,531	—	—
Derivatives eligible for offset	25,433	(13,973)	(521)	10,939
Derivatives not eligible for offset	7,318				—	—
	32,751
Derivative Liabilities by Counterparty*
BCL	331	(331)	—	—	—	41
BNP	162	(95)	(67)	—	—	162
BOA	9,909	(25)	(9,884)	—	440	9,696
CIT	1,481	(1,481)	—	—	—	—
DUB	97	(97)	—	—	—	—
GSC	12,223	(7,683)	(4,463)	77	—	4,463
HSB	2,668	(2,668)	—	—	—	—
JPM	4,634	(1,172)	(3,439)	23	—	3,439
MSC	8,128	(322)	(7,728)	78	—	7,728
UBS	99	(99)	—	—	—	73,198
Derivatives eligible for offset	39,732	(13,973)	(25,581)	178
Derivatives not eligible for offset	7,661				22,760	—
	47,393

JNL/BlackRock Global Allocation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Contracts for Difference ($)
Average monthly volume	36,655	1,434,137	1,085,087	1,539,717	—	117,386	38,683	25,027

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/Fidelity Institutional Asset Management Total Bond Fund Derivative Strategies –The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions. The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest and yield curve exposure.

JNL/Fidelity Institutional Asset Management Total Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
[8] Variation margin on futures/futures options contracts	—	—	—	—	16	16
Total derivative instruments assets	—	—	—	—	16	16
Derivative instruments liabilities:
[8] Variation margin on futures/futures options contracts	—	—	—	—	18	18
[8] Variation margin on swap agreements	—	—	—	—	7	7
Total derivative instruments liabilities	—	—	—	—	25	25
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Futures/futures options contracts	—	—	—	—	(171)	(171)
Swap agreements	—	—	—	—	(256)	(256)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	—	48	48
Swap agreements	—	—	—	—	(49)	(49)

JNL/Fidelity Institutional Asset Management Total Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	29,669	—	3,111	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/JPMorgan Global Allocation Fund Derivatives Strategies – The Fund entered into options contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in securities prices. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as a means of short-term cash deployment, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts as a means of risk management/hedging.

JNL/JPMorgan Global Allocation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Purchased options, at value	—	—	1,573	—	—	1,573
Forward foreign currency contracts	—	—	—	2,452	—	2,452
[8] Variation margin on futures/futures options contracts	—	—	894	1,278	64	2,236
Total derivative instruments assets	—	—	2,467	3,730	64	6,261
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	9,160	—	9,160
[8] Variation margin on futures/futures options contracts	—	—	192	23	370	585
Total derivative instruments liabilities	—	—	192	9,183	370	9,745
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Purchased option contracts	—	—	11,850	—	—	11,850
Forward foreign currency contracts	—	—	—	29,882	—	29,882
Futures/futures options contracts	—	—	(33,425)	(32,847)	(6,113)	(72,385)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	(780)	—	—	(780)
Forward foreign currency contracts	—	—	—	(7,425)	—	(7,425)
Futures/futures options contracts	—	—	221	2,582	(883)	1,920

JNL/JPMorgan Global Allocation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	114	(114)	—	—	—	—
BNP	1,743	(1,743)	—	—	—	—
CIT	7	(7)	—	—	—	—
HSB	24	(24)	—	—	—	—
MLP	257	(231)	—	26	—	—
MSC	53	(53)	—	—	—	—
RBC	199	(3)	—	196	—	—
SCB	51	(51)	—	—	—	—
SSB	4	(4)	—	—	—	—
Derivatives eligible for offset	2,452	(2,230)	—	222
Derivatives not eligible for offset	3,809				—	—
	6,261
Derivative Liabilities by Counterparty*
BCL	372	(114)	—	258	—	—
BNP	1,753	(1,743)	—	10	—	—
CIT	4,292	(7)	—	4,285	—	—
GSC	11	—	—	11	—	—
HSB	2,309	(24)	—	2,285	—	—
MLP	231	(231)	—	—	—	—
MSC	80	(53)	—	27	—	—
RBC	3	(3)	—	—	—	—
SCB	72	(51)	—	21	—	—
SSB	37	(4)	—	33	—	—
Derivatives eligible for offset	9,160	(2,230)	—	6,930
Derivatives not eligible for offset	585				2,941	12,120
	9,745

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/JPMorgan Global Allocation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	2,250	611,475	372,007	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/JPMorgan Hedged Equity Fund Derivative Strategies - The Fund entered into options contracts as a means of risk management/hedging. The Fund entered into futures contracts as a means of risk management/hedging and to manage cash flows.

JNL/JPMorgan Hedged Equity Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Purchased options, at value	—	—	16,778	—	—	16,778
Total derivative instruments assets	—	—	16,778	—	—	16,778
Derivative instruments liabilities:
Written options, at value	—	—	17,280	—	—	17,280
[8] Variation margin on futures/futures options contracts	—	—	46	—	—	46
Total derivative instruments liabilities	—	—	17,326	—	—	17,326
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Purchased option contracts	—	—	(1,027)	—	—	(1,027)
Written option contracts	—	—	75,622	—	—	75,622
Futures/futures options contracts	—	—	(4,101)	—	—	(4,101)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	49	—	—	49
Written options	—	—	38	—	—	38
Futures/futures options contracts	—	—	(108)	—	—	(108)

JNL/JPMorgan Hedged Equity Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	36,952	15,768	—	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/Mellon World Index Fund Derivative Strategies - The Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows, to obtain exposure to or hedge changes in securities prices and to hedge accrued dividends. The Fund entered into forward currency contracts to create foreign currency exposure in U.S. dollar cash balances.

JNL/Mellon World Index Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	36	—	36
[8] Variation margin on futures/futures options contracts	—	—	5	—	—	5
Total derivative instruments assets	—	—	5	36	—	41
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	3	—	3
[8] Variation margin on futures/futures options contracts	—	—	42	—	—	42
Total derivative instruments liabilities	—	—	42	3	—	45
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(165)	—	(165)
Futures/futures options contracts	—	—	(1,177)	—	—	(1,177)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	27	—	27
Futures/futures options contracts	—	—	(280)	—	—	(280)

JNL/Mellon World Index Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	28	—	—	28	—	—
HSB	8	—	—	8	—	—
Derivatives eligible for offset	36	—	—	36
Derivatives not eligible for offset	5				—	—
	41
Derivative Liabilities by Counterparty*
BMO	3	—	—	3	—	—
Derivatives eligible for offset	3	—	—	3
Derivatives not eligible for offset	42				560	—
	45

JNL/ Mellon World Index Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	7,331	1,610	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/Neuberger Berman Strategic Income Fund Derivative Strategies – The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices, inflation, interest rate swap valuations and credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as a means of short-term cash deployment, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates, to hedge accrued dividends and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, as a means of risk management/hedging, to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to maintain its ability to generate income at prevailing market rates and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds, to obtain credit exposure, to provide a measure of protection against defaults of issuers, to speculate on changes in credit quality, to manage duration at the cross-sector level, on asset-backed securities to provide a measure of protection against defaults of the referenced obligation and on asset-backed securities to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/Neuberger Berman Strategic Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	776	—	776
[8] Variation margin on futures/futures options contracts	—	—	—	—	242	242
[8] Variation margin on swap agreements	—	—	—	—	9	9
Total derivative instruments assets	—	—	—	776	251	1,027
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	3,199	—	3,199
[8] Variation margin on futures/futures options contracts	—	—	—	—	124	124
[8] Variation margin on swap agreements	—	6	—	—	9	15
OTC swap agreements	—	—	—	—	505	505
OTC swap premiums received	—	—	—	—	150	150
Total derivative instruments liabilities	—	6	—	3,199	788	3,993
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	3,588	—	3,588
Futures/futures options contracts	—	—	—	—	40,221	40,221
Swap agreements	—	(9,571)	—	—	500	(9,071)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(3,200)	—	(3,200)
Futures/futures options contracts	—	—	—	—	2,762	2,762
Swap agreements	—	(600)	—	—	(504)	(1,104)

JNL/Neuberger Berman Strategic Income Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CIT	73	(73)	—	—	—	—
GSC	65	(65)	—	—	—	—
JPM	339	(26)	(313)	—	500	—
SSB	299	(2)	—	297	—	—
Derivatives eligible for offset	776	(166)	(313)	297
Derivatives not eligible for offset	251				370	—
	1,027
Derivative Liabilities by Counterparty*
CIT	236	(73)	—	163	—	—
GSC	3,440	(65)	(380)	2,995	380	—
JPM	26	(26)	—	—	360	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
SSB	2	(2)	—	—	—	—
Derivatives eligible for offset	3,704	(166)	(380)	3,158
Derivatives not eligible for offset	289				640	3,883
	3,993

JNL/Neuberger Berman Strategic Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	286,751	74,585	12,277	—	25,292	62,575

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/PIMCO Income Fund Derivative Strategies – The Fund entered into option contracts as a substitute for investment in physical securities, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices, inflation, interest rate swap valuations and credit default swap valuations and to take position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physcial securities, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to magange cash flows, to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitue for investment in physical securities, to obtain credit exposure and to provide a measure of protection against defaults of issuers. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/PIMCO Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	3,775	—	3,775
[8] Variation margin on futures/futures options contracts	—	—	—	—	312	312
[8] Variation margin on swap agreements	—	30	—	—	1,801	1,831
OTC swap agreements	—	1,300	—	—	—	1,300
OTC swap premiums paid	—	2,366	—	—	—	2,366
Total derivative instruments assets	—	3,696	—	3,775	2,113	9,584
Derivative instruments liabilities:
Written options, at value	—	1	—	—	2,788	2,789
Forward foreign currency contracts	—	—	—	3,654	—	3,654
[8] Variation margin on futures/futures options contracts	—	—	—	—	139	139
[8] Variation margin on swap agreements	—	100	—	—	1,637	1,737
OTC swap agreements	—	1,259	—	—	—	1,259
OTC swap premiums received	—	3,229	—	—	—	3,229
Total derivative instruments liabilities	—	4,589	—	3,654	4,564	12,807
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(236)	(236)
Written option contracts	—	490	—	84	776	1,350
Forward foreign currency contracts	—	—	—	23,733	—	23,733
Futures/futures options contracts	—	—	—	—	16,825	16,825
Swap agreements	—	(11,742)	—	—	17,092	5,350
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	42	42
Written options	—	(93)	—	(10)	(1,084)	(1,187)
Forward foreign currency contracts	—	—	—	(453)	—	(453)
Futures/futures options contracts	—	—	—	—	750	750
Swap agreements	—	(1,006)	—	—	(7,988)	(8,994)

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/PIMCO Income Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	151	(151)	—	—	—	—
BOA	670	(409)	—	261	—	—
CIT	458	(458)	—	—	—	—
DUB	78	(78)	—	—	—	—
GSC	3,217	(2,578)	—	639	—	—
JPM	501	(323)	—	178	—	—
Derivatives eligible for offset	5,075	(3,997)	—	1,078
Derivatives not eligible for offset	4,509				—	—
	9,584
Derivative Liabilities by Counterparty*
BCL	442	(151)	(291)	—	—	546
BOA	409	(409)	—	—	—	—
CIT	3,662	(458)	(432)	2,772	—	432
DUB	116	(78)	—	38	—	—
GSC	2,578	(2,578)	—	—	—	2,510
JPM	323	(323)	—	—	—	—
Derivatives eligible for offset	7,530	(3,997)	(723)	2,810
Derivatives not eligible for offset	5,277				32,170	2,073
	12,807

	Gross Amount Presented in the Statement of Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	5,782	(5,782)	—	—	—	—
BOA	46,756	(46,756)	—	—	1,000	—
CGM	—	—	—	—	10	—
CSI	15,681	(15,667)	—	14	—	—
GSC	14,973	(14,940)	(33)	—	670	—
JPM	156,597	(156,597)	—	—	—	—
MSC	80,597	(80,597)	—	—	802	—
	320,386	(320,339)	(33)	14

Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	5,800	(5,782)	—	18	—	—
BOA	47,244	(46,756)	—	488	—	—
CSI	15,667	(15,667)	—	—	—	—
GSC	14,940	(14,940)	—	—	—	—
JPM	158,286	(156,597)	(1,522)	167	—	1,522
MSC	81,304	(80,597)	—	707	—	—
	323,241	(320,339)	(1,522)	1,380

JNL/PIMCO Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	2,562	238,201	331,864	1,331,186	—	466,752	4,980

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/PIMCO Investment Grade Credit Bond Fund Derivative Strategies - The Fund entered into option contracts as a substitute for investment in physical securities, to generate income, to obtain exposure to or hedge changes in interest rates, securities prices, inflation, interest rate swap valuations and credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in foreign currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales, to create foreign currency exposure in U.S. dollar cash balances and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to obtain credit exposure and to provide a measure of protection against defaults of issuers.

JNL/PIMCO Investment Grade Credit Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	641	—	641
[8] Variation margin on futures/futures options contracts	—	—	—	—	10	10
[8] Variation margin on swap agreements	—	4	—	—	153	157
OTC swap agreements	—	491	—	—	—	491
OTC swap premiums paid	—	158	—	—	—	158
Total derivative instruments assets	—	653	—	641	163	1,457
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	1,230	—	1,230
[8] Variation margin on futures/futures options contracts	—	—	—	—	26	26
[8] Variation margin on swap agreements	—	10	—	—	87	97
OTC swap agreements	—	98	—	—	—	98
OTC swap premiums received	—	443	—	—	—	443
Total derivative instruments liabilities	—	551	—	1,230	113	1,894
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Written option contracts	—	676	—	—	112	788
Forward foreign currency contracts	—	—	—	7,064	—	7,064
Futures/futures options contracts	—	—	—	—	2,632	2,632
Swap agreements	—	(746)	—	—	(435)	(1,181)
Net change in unrealized appreciation (depreciation) on:
Written options	—	(204)	—	—	(130)	(334)
Forward foreign currency contracts	—	—	—	(204)	—	(204)
Futures/futures options contracts	—	—	—	—	(127)	(127)
Swap agreements	—	(1,422)	—	—	3,369	1,947

JNL/PIMCO Investment Grade Credit Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	59	(2)	—	57	—	—
BNP	155	(155)	—	—	—	—
BOA	282	(124)	—	158	—	—
CIT	46	(46)	—	—	—	—
DUB	32	(6)	(26)	—	50	—
GSC	470	(447)	—	23	—	—
JPM	5	(5)	—	—	—	—
MSC	66	(21)	—	45	—	—
SCB	3	(3)	—	—	—	—
UBS	14	(14)	—	—	—	—
Derivatives eligible for offset	1,132	(823)	(26)	283
Derivatives not eligible for offset	325				—	—
	1,457
Derivative Liabilities by Counterparty*
BCL	2	(2)	—	—	—	—
BNP	162	(155)	—	7	—	—
BOA	124	(124)	—	—	—	—
CIT	158	(46)	—	112	—	—
DUB	6	(6)	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
GSC	447	(447)	—	—	—	—
JPM	256	(5)	(251)	—	—	265
MSC	21	(21)	—	—	—	19
SCB	95	(3)	—	92	—	—
UBS	57	(14)	—	43	—	—
Derivatives eligible for offset	1,328	(823)	(251)	254
Derivatives not eligible for offset	566				7,026	13,054
	1,894

	Gross Amount Presented in the Statement of Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	1,260	(1,260)	—	—	—	—
BOA	6,480	(6,421)	(59)	—	550	—
CGM	3,121	(3,119)	—	2	—	—
CSI	3,473	(3,461)	—	12
GSC	424	(418)	—	6	—	—
JPM	43,849	(43,849)	—	—	—	—
UBS	12,433	(12,201)	—	232	—	—
	71,040	(70,729)	(59)	252

Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	1,272	(1,260)	—	12	—	—
BOA	6,421	(6,421)	—	—	—	—
CGM	3,119	(3,119)	—	—	—	—
CSI	3,461	(3,461)	—	—	—	124
GSC	418	(418)	—	—	—	—
JPM	44,343	(43,849)	(494)	—	—	631
UBS	12,201	(12,201)	—	—	—	—
	71,235	(70,729)	(494)	12

JNL/PIMCO Investment Grade Credit Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	316	47,757	121,580	82,119	—	105,495	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/PIMCO Real Return Fund Derivative Strategies - The Fund entered into option contracts as a substitute for investment in physical securities, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices, inflation, interest rate swap valuations and credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitue for investment in physcial securites, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, manage cash flows, obtain exposure to hedge changes in interest rates, and replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, create foreign currency exposure in U.S. dollar cash balances, and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements to obtain credit exposure and to provide a measure of protection against defaults of issuers. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/PIMCO Real Return Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Purchased options, at value	—	—	—	—	3,216	3,216
Forward foreign currency contracts	—	—	—	395	—	395
[8] Variation margin on futures/futures options contracts	—	—	—	—	1,316	1,316
[8] Variation margin on swap agreements	—	—	—	—	1,012	1,012
OTC swap agreements	—	—	—	—	44	44
Total derivative instruments assets	—	—	—	395	5,588	5,983
Derivative instruments liabilities:
Written options, at value	—	—	—	—	4,689	4,689
Forward foreign currency contracts	—	—	—	3,359	—	3,359
[8] Variation margin on futures/futures options contracts	—	—	—	—	852	852
[8] Variation margin on swap agreements	—	—	—	—	1,044	1,044
OTC swap agreements	—	—	—	—	5,480	5,480
Total derivative instruments liabilities	—	—	—	3,359	12,065	15,424
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(1,373)	(1,373)
Written option contracts	—	314	—	—	1,687	2,001
Forward foreign currency contracts	—	—	—	19,834	—	19,834
Futures/futures options contracts	—	—	—	—	41,387	41,387
Swap agreements	—	22	—	—	(13,648)	(13,626)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	(552)	(552)
Written options	—	(108)	—	—	(422)	(530)
Forward foreign currency contracts	—	—	—	(2,451)	—	(2,451)
Futures/futures options contracts	—	—	—	—	267	267
Swap agreements	—	(7)	—	—	(12,447)	(12,454)

JNL/PIMCO Real Return Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BNP	4	(4)	—	—	—	—
CIT	18	(18)	—	—	—	—
DUB	3,127	(3,127)	—	—	—	—
GSC	15	(15)	—	—	—	—
JPM	274	—	(274)	—	280	—
MSC	169	(169)	—	—	90	—
SCB	14	—	—	14	—	—
UBS	34	(34)	—	—	—	—
Derivatives eligible for offset	3,655	(3,367)	(274)	14
Derivatives not eligible for offset	2,328				—	—
	5,983
Derivative Liabilities by Counterparty*
BNP	13	(4)	—	9	—	—
CIT	1,149	(18)	(602)	529	—	602
DUB	4,579	(3,127)	(1,316)	136	—	1,316
GSC	20	(15)	—	5	—	—
MSC	5,570	(169)	(3,220)	2,181	—	3,220

JNL Series Trust

Notes to Financial Statements

December 31, 2022

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
UBS	2,197	(34)	(1,396)	767	—	1,396
Derivatives eligible for offset	13,528	(3,367)	(6,534)	3,627
Derivatives not eligible for offset	1,896				10,561	3,032
	15,424

	Gross Amount Presented in the Statements of Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	40,015	(40,015)	—	—	—	—
BOA	5,195	(5,195)	—	—	—	—
CGM	14,195	(14,195)	—	—	—	—
GSC	735,366	(735,366)	—	—	—	—
JPM	35,712	(35,712)	—	—	—	—
MSC	15,584	(15,584)	—	—	—	—
	846,067	(846,067)	—	—

Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	40,342	(40,015)	(327)	—	—	343
BOA	5,271	(5,195)	—	76	—	—
CGM	14,210	(14,195)	—	15	—	—
GSC	739,334	(735,366)	(684)	3,284	—	684
JPM	36,022	(35,712)	(310)	—	—	602
MSC	15,623	(15,584)	—	39	—	—
	850,802	(846,067)	(1,321)	3,414

JNL/PIMCO Real Return Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	7,244	858,542	227,169	483,266	—	1,384	222,328

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/T. Rowe Price Balanced Fund Derivative Strategies – The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settle dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes. The Fund entered into credit default swap agreements to hedge a portfolio of credit default swaps agreements or bonds.

JNL/T. Rowe Price Balanced Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments liabilities:
[8] Variation margin on futures/futures options contracts	—	—	—	—	7	7
Total derivative instruments liabilities	—	—	—	—	7	7
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	5	—	5
Futures/futures options contracts	—	—	—	—	(890)	(890)
Swap agreements	—	(66)	—	—	—	(66)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(1)	—	(1)
Futures/futures options contracts	—	—	—	—	19	19
Swap agreements	—	(1)	—	—	—	(1)

JNL/T. Rowe Price Balanced Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	9,656	448	—	—	2,000	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/T. Rowe Price Capital Appreciation Fund Derivative Strategies - The Fund entered into options contracts to generate income and to obtain exposure to or hedge changes in security prices. The Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies.

JNL/T. Rowe Price Capital Appreciation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments liabilities:
Written options, at value	—	—	16,174	—	—	16,174
Total derivative instruments liabilities	—	—	16,174	—	—	16,174
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Written option contracts	—	—	49,758	—	—	49,758
Forward foreign currency contracts	—	—	—	(34)	—	(34)
Net change in unrealized appreciation (depreciation) on:
Written options	—	—	135,688	—	—	135,688

JNL/T.Rowe Price Capital Appreciation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	—				—	—
	—
Derivative Liabilities by Counterparty*
CIT	3,265	—	—	3,265	—	—
CSI	1	—	—	1	—	—
GSC	2,930	—	(2,930)	—	—	96,877
JPM	4,827	—	—	4,827	—	—
WFI	5,151	—	—	5,151	—	—
Derivatives eligible for offset	16,174	—	(2,930)	13,244
Derivatives not eligible for offset	—				—	—
	16,174

JNL/T.Rowe Price Capital Appreciation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	50,345	—	345	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/Westchester Capital Event Driven Fund Derivative Strategies - The Fund entered into option contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income and to obtain exposure to or hedge changes in securities prices. The Fund entered into forward foreign currency contracts as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into total return swap agreements as a substitute for investment in physical securities.

JNL/Westchester Capital Event Driven Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Purchased options, at value	—	—	115	—	—	115
Forward foreign currency contracts	—	—	—	73	—	73
OTC swap agreements	—	—	932	—	—	932
Total derivative instruments assets	—	—	1,047	73	—	1,120
Derivative instruments liabilities:
Written options, at value	—	—	2,069	—	—	2,069
Forward foreign currency contracts	—	—	—	123	—	123
OTC swap agreements	—	—	2,378	—	—	2,378
Total derivative instruments liabilities	—	—	4,447	123	—	4,570
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Purchased option contracts	—	73	(1,298)	—	—	(1,225)
Written option contracts	—	43	4,563	—	—	4,606
Forward foreign currency contracts	—	—	—	2,341	—	2,341
Swap agreements	—	—	(2,602)	—	—	(2,602)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	90	—	—	90
Written options	—	—	(387)	—	—	(387)
Forward foreign currency contracts	—	—	—	(166)	—	(166)
Swap agreements	—	—	(3,542)	—	—	(3,542)

JNL/Westchester Capital Event Driven Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	121	(121)	—	—	—	—
GSC	613	(613)	—	—	—	—
JPM	308	(255)	—	53	—	—
Derivatives eligible for offset	1,042	(989)	—	53
Derivatives not eligible for offset	78				—	—
	1,120
Derivative Liabilities by Counterparty*
BOA	902	(121)	(781)	—	4,930	—
GSC	1,386	(613)	(710)	63	710	—
JPM	255	(255)	—	—	2,530	—
Derivatives eligible for offset	2,543	(989)	(1,491)	63
Derivatives not eligible for offset	2,027				—	—
	4,570
JNL/Westchester Capital Event Driven Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	2,437	—	25,439	—	—	—	77,907

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/Western Asset Global Multi-Sector Bond Fund Derivative Strategies – The Fund entered into futures contracts as a means of risk management/hedging. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, as a means of risk management and/or hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies.

JNL/Western Asset Global Multi-Sector Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Purchased options, at value	—	—	—	14	—	14
Forward foreign currency contracts	—	—	—	669	—	669
[8] Variation margin on futures/futures options contracts	—	—	—	—	38	38
Total derivative instruments assets	—	—	—	683	38	721
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	4,428	—	4,428
[8] Variation margin on futures/futures options contracts	—	—	—	—	60	60
Total derivative instruments liabilities	—	—	—	4,428	60	4,488
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(6,971)	—	(6,971)
Futures/futures options contracts	—	—	—	—	(728)	(728)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	(48)	—	(48)
Forward foreign currency contracts	—	—	—	(3,337)	—	(3,337)
Futures/futures options contracts	—	—	—	—	(457)	(457)

JNL/Western Asset Global Multi-Sector Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
GSC	112	(112)	—	—	—	—
JPM	571	—	(278)	293	—	278
Derivatives eligible for offset	683	(112)	(278)	293
Derivatives not eligible for offset	38				—	—
	721
Derivative Liabilities by Counterparty*
BOA	275	—	—	275	—	—
GSC	2,086	(112)	(100)	1,874	100	—
MSC	2,067	—	—	2,067	—	—
Derivatives eligible for offset	4,428	(112)	(100)	4,216
Derivatives not eligible for offset	60				446	—
	4,488

JNL/Western Asset Global Multi-Sector Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	10	94,895	286,895	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/ WMC Balanced Fund Derivative Strategies – The Fund entered into futures contracts as a means of risk management/hedging, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in securities prices and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes. The Fund entered into credit default swaps to hedge a portfolio of credit default swap agreements or bonds.

JNL/WMC Balanced Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2022
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	2	—	2
[8] Variation margin on futures/futures options contracts	—	—	—	—	87	87
Total derivative instruments assets	—	—	—	2	87	89
Derivative instruments liabilities:
[8] Variation margin on futures/futures options contracts	—	—	—	—	79	79
Total derivative instruments liabilities	—	—	—	—	79	79
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(30)	—	(30)
Futures/futures options contracts	—	—	—	—	(10,378)	(10,378)
Swap agreements	—	66	—	—	—	66
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	2	—	2
Futures/futures options contracts	—	—	—	—	621	621

JNL/WMC Balanced Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	180,574	1,185	—	—	7,764	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

The financial instruments eligible for offset table is presented for the following Funds, which held derivatives instruments with significant exposure to several counterparties which were eligible for offset with each counterparty.

JNL/DoubleLine Shiller Enhanced CAPE Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	2,668	(2,668)	—	—	—	—
BNP	3,970	(3,970)	—	—	—	—
CIB	1,304	(1,304)	—	—	—	—
Derivatives eligible for offset	7,942	(7,942)	—	—
Derivatives not eligible for offset	—				—	—
	7,942
Derivative Liabilities by Counterparty*
BCL	21,335	(2,668)	(17,900)	767	—	17,900
BNP	20,566	(3,970)	(14,778)	1,818	—	14,778
BOA	1,095	—	(527)	568	—	527
CIB	38,781	(1,304)	(35,606)	1,871	—	35,606
Derivatives eligible for offset	81,777	(7,942)	(68,811)	5,024
Derivatives not eligible for offset	—				—	—
	81,777

1 Amounts eligible for offset are presented on a gross basis in the Statements of Assets and Liabilities.

2 Financial instruments eligible for offset, but not offset in the Statements of Assets and Liabilities.

3 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

4 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

5 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

6 The derivative instruments outstanding as of December 31, 2022, as disclosed in the Schedules of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2022, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

7 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investments. The net amount reflects net unrealized gain or loss offset by any collateral with the counterparty. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

8 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.
* Counterparties are defined on page 718 in the Schedules of Investments.

The derivative strategy for Funds which had significant derivative exposure during the year is as follows: JNL Emerging Markets Index Fund, JNL Mid Cap Index Fund, JNL S&P 500 Index Fund, JNL Small Cap Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Dow Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon U.S. Stock Market Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI Fundamental U.S. Small Cap Fund and JNL/RAFI Multi-Factor U.S. Equity Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. JNL/AB Sustainable Global Thematic Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. JNL/AQR Large Cap Defensive Style Fund entered into futures contracts to manage cash flows. JNL/DoubleLine Core Fixed Income Fund entered into forward foreign currency contracts as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. JNL/DoubleLine Shiller Enhanced CAPE Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. JNL/Harris Oakmark Global Equity Fund entered into forward foreign currency contracts as a means of risk management/hedging. JNL/Franklin Templeton Income Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions. JNL/Lord Abbett Short Duration Income Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions. JNL/Neuberger Berman Commodity Strategy Fund and JNL/Neuberger Berman Gold Plus Strategy Fund entered into futures contracts as an efficient means of obtaining exposure to certain markets as part of its investment strategy. JNL/T. Rowe Price Short-Term Bond Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. JNL Multi-Manager International Small Cap Fund, JNL/Causeway International Value Select Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Invesco Global Growth Fund, JNL/Loomis Sayles Global Growth Fund, JNL/MFS Mid Cap Value Fund, and JNL/WMC Global Real Estate Fund entered into forward foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

JNL Series Trust

Notes to Financial Statements

December 31, 2022

The derivative instruments outstanding as of December 31, 2022, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and change in unrealized gains and losses on derivative instruments during the year ended December 31, 2022, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the year, the average monthly derivative volume (in thousands) is as follows:

	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Total Return Swap Agreements ($)
JNL Mid Cap Index Fund	31,363	—	—
JNL Small Cap Index Fund	12,386	—	—
JNL Multi-Manager Emerging Markets Equity Fund	—	1,505	—
JNL Multi-Manager International Small Cap Fund	—	2,178	—
JNL Multi-Manager Mid Cap Fund	—	30	—
JNL S&P 500 Index Fund	3,618	—	—
JNL/AB Sustainable Global Thematic Fund	—	2,715	—
JNL/AQR Large Cap Defensive Style Fund	17,910	—	—
JNL/Baillie Gifford International Growth Fund	—	525	—
JNL/BlackRock Global Natural Resources Fund	—	3,503	—
JNL/Causeway International Value Select Fund	—	17,258	—
JNL/DFA International Core Equity Fund	274	278	—
JNL/DoubleLine Core Fixed Income Fund	—	2,354	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	—	—	2,334,346
JNL/First Sentier Global Infrastructure Fund	—	158	—
JNL/Franklin Templeton Income Fund	2,891	—	—
JNL/Goldman Sachs 4 Fund	31,121	—	—
JNL/GQG Emerging Markets Equity Fund	—	3,429	—
JNL/Harris Oakmark Global Equity Fund	—	8,460	—
JNL/Invesco Diversified Dividend Fund	—	332	—
JNL/Invesco Global Growth Fund	—	1,547	—
JNL/Lazard International Strategic Equity Fund	—	6,512	—
JNL/Loomis Sayles Global Growth Fund	—	201	—
JNL/Lord Abbett Short Duration Income Fund	327,620	—	—
JNL/Mellon Communication Services Sector Fund	1,295	—	—
JNL/Mellon Consumer Discretionary Sector Fund	5,098	—	—
JNL/Mellon Consumer Staples Sector Fund	3,807	—	—
JNL/Mellon Dow Index Fund	18,013	—	—
JNL/Mellon Energy Sector Fund	14,702	—	—
JNL/Mellon Financial Sector Fund	10,544	—	—
JNL/Mellon Healthcare Sector Fund	15,864	—	—
JNL/Mellon Industrials Sector Fund	1,388	—	—
JNL/Mellon Information Technology Sector Fund	16,219	—	—
JNL/Mellon Materials Sector Fund	1,335	—	—
JNL/Mellon Nasdaq 100 Index Fund	34,919	—	—
JNL/Mellon Real Estate Sector Fund	1,136	—	—
JNL/Mellon S&P 500 Index Fund	115,002	—	—
JNL/Mellon U.S. Stock Market Index Fund	29,475	—	—
JNL/Mellon Utilities Sector Fund	4,017	—	—
JNL/MFS Mid Cap Value Fund	—	20	—
JNL/Morningstar PitchBook Listed Private Equity Index Fund	—	16	—
JNL/Morningstar U.S. Sustainability Index Fund	963	—	—
JNL/Morningstar Wide Moat Index Fund	6,125	—	—
JNL/Neuberger Berman Commodity Strategy Fund	270,074	—	—
JNL/Neuberger Berman Gold Plus Strategy Fund	10,526	—	—
JNL/PPM America Total Return Fund	365,337	—	—
JNL/RAFI Fundamental U.S. Small Cap Fund	2,123	—	—
JNL/RAFI Multi-Factor U.S. Equity Fund	9,565	—	—
JNL/T. Rowe Price Established Growth Fund	—	2,953	—
JNL/T. Rowe Price Short-Term Bond Fund	344,550	—	—
JNL/T. Rowe Price Value Fund	—	2,481	—
JNL/WCM Focused International Equity Fund	—	1,584	—
JNL/William Blair International Leaders Fund	—	2,759	—
JNL/WMC Global Real Estate Fund	—	2,113	—

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Pledged or Segregated Collateral. The following tables summarize cash and securities collateral pledged (in thousands) for Funds at December 31, 2022 for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

		Futures Contracts		Option Contracts	Swap Agreements
	Counterparties	Pledged or Segregated Cash($)	Pledged or Segregated Securities($)	Pledged or Segregated Securities($)	Pledged or Segregated Securities($)
JNL Emerging Markets Index Fund	GSC	424	—	—	—
JNL Mid Cap Index Fund	GSC	2,147	—	—	—
JNL Small Cap Index Fund	GSC	754	—	—	—
JNL S&P 500 Index Fund	GSC	245	—	—	—
JNL/AQR Large Cap Defensive Style Fund	JPM	911	—	—	—
JNL/Fidelity Institutional Asset Management Total Bond Fund	MSC	—	985	—	787
JNL/JPMorgan Hedged Equity Fund	GSC	911	—	234,095	—
JNL/Lord Abbett Short Duration Income Fund	BOA	2,067	—	—	—
JNL/Mellon Communication Services Sector Fund	GSC	87	—	—	—
JNL/Mellon Consumer Discretionary Sector Fund	GSC	362	—	—	—
JNL/Mellon Consumer Staples Sector Fund	GSC	187	—	—	—
JNL/Mellon Dow Index Fund	GSC	980	—	—	—
JNL/Mellon Energy Sector Fund	GSC	1,394	—	—	—
JNL/Mellon Financial Sector Fund	GSC	890	—	—	—
JNL/Mellon Healthcare Sector Fund	GSC	903	—	—	—
JNL/Mellon Industrials Sector Fund	GSC	124	—	—	—
JNL/Mellon Information Technology Sector Fund	GSC	1,091	—	—	—
JNL/Mellon Materials Sector Fund	GSC	139	—	—	—
JNL/Mellon Nasdaq 100 Index Fund	GSC	3,787	—	—	—
JNL/Mellon Real Estate Sector Fund	GSC	183	—	—	—
JNL/Mellon S&P 500 Index Fund	GSC	6,140	—	—	—
JNL/Mellon U.S. Stock Market Index Fund	GSC	1,661	—	—	—
JNL/Mellon Utilities Sector Fund	GSC	348	—	—	—
JNL/Morningstar U.S. Sustainability Index Fund	GSC	60	—	—	—
JNL/Morningstar Wide Moat Index Fund	GSC	330	—	—	—
JNL/Neuberger Berman Commodity Strategy Fund	GSC	25,981	—	—	—
JNL/Neuberger Berman Gold Plus Strategy Fund	GSC	1,210	—	—	—
JNL/PPM America Total Return Fund	MLP, WFC	3,173	—	—	—
JNL/RAFI Fundamental U.S. Small Cap Fund	GSC	99	—	—	—
JNL/RAFI Multi-Factor U.S. Equity Fund	GSC	401	—	—	—
JNL/T. Rowe Price Balanced Fund	GSC	—	112	—	—
JNL/T. Rowe Price Short-Term Bond Fund	GSC	—	1,905	—	—
JNL/WMC Balanced Fund	MSC, WFC, GSC	—	536	—	—

		Securities Sold Short
	Lending Agent/ Prime Broker	Pledged Cash($)	Segregated Securities($)
JNL Multi-Manager Alternative Fund	JPM, MSC	7,709	348,417
JNL/BlackRock Global Allocation Fund	UBS	8,932	4,536
JNL/JPMorgan Global Allocation Fund	CIT	—	7,731
JNL/Westchester Capital Event Driven Fund	JPM	5,856	13,418

NOTE 7. PRINCIPAL RISKS

Market and Volatility Risk. In the normal course of business, certain Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because certain Funds may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by a Fund.

Concentration Risk. To the extent that a Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Underlying Fund Investment Risk. As it relates to Funds of Funds and Master Feeder Funds, each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or underlying fund in which it invests, if applicable. Additional risks associated with a Master Fund’s or underlying fund’s investments are described within the respective Master Fund’s or underlying fund’s annual shareholder report. The American Funds Insurance Series Master Funds’ shareholder reports are also available on the SEC’s website at www.sec.gov.

Feeder Funds and Funds of Funds Risks. The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments. The value of an investment in a Fund of Funds changes with the values of the corresponding underlying funds and their investments. The Master Fund’s and underlying fund’s shares may be purchased by other investment companies and shareholders. In some cases, the Master Fund or underlying fund may experience large subscriptions or redemptions due to allocation changes or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

LIBOR Replacement Risk. The Funds’ payment obligations, financing terms and investments in certain instruments (including debt securities and derivatives) may be tied to floating rates, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the UK Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Various financial industry groups have been planning for the transition away from LIBOR and markets are developing in response to these new rates, but questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. It is difficult to predict the full impact of the transition away from LIBOR on the Funds. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Funds or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Funds. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Like credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled, or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements for each Fund (or Master Fund or underlying fund, as applicable).

A Master Fund or underlying fund manages credit and counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. A Master Fund’s or underlying fund’s Adviser(s) and sub-advisers attempt to mitigate credit and counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and underlying fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions. In the event of default, the total fair value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Securities Risk. Investing in securities of foreign companies or issued by foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general

JNL Series Trust

Notes to Financial Statements

December 31, 2022

economics of a country, actions (or inaction) of the U.S. government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Leverage Risk. Certain Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions may involve leverage of a Fund’s assets. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Sanction Risk. When sanctions are placed on a country, a Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to several risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in stock markets could be significant. The current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. In addition, the U.S. government has imposed restrictions on U.S. investor participation in publicly traded securities of certain companies with ties to China’s military or surveillance industry (each a “CMIC Company”). If the Fund holds securities in a company later deemed to be a CMIC Company, the Fund may be forced to sell such securities and incur a loss. Such restrictions could also adversely affect China’s economy.

Convertible Securities Risk. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Real Estate Investment Risk. Certain Funds may concentrate their assets in the real estate industry and investments in these Funds will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and fair value in periods of rising interest rates. The value of a Fund’s investment in REITs may be affected by the management skill of the persons managing the REIT. Because REITs have expenses of their own, the Fund will bear a proportional share of those expenses. For Funds that focus their investments in REITs and other companies related to the real estate industry, the value of shares may rise and fall more than the value of shares of a Fund that invests in a broader range of companies.

Participation Note Risk. Certain Funds may invest in P-Notes. P-Notes may contain various risks including the potential inability of the counterparty to fulfill its obligations under the terms of the contract. An issuer of P-Notes may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or credit rating may affect a security’s value. These securities may be more volatile and less liquid than other investments held by the Fund.

Master Limited Partnership Risk. Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation. Holders of MLPs have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk. When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may need to delay transactions, consistent with regulatory requirements, as a result and could impact the performance of a Fund.

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Epidemic Risk. The transmission of COVID-19 and efforts to contain its spread resulted in, and may continue to result in, closing borders, enhanced health screenings, healthcare service shortages, quarantines, cancellations, disruptions to supply chains and vendor and customer activity, as well as general concern and uncertainty. The impact of infectious diseases across the world, but especially in developing or emerging market countries, may be more pronounced where less established health care systems exist or where health care systems are unprepared to handle the outbreak of a disease like COVID-19. Health crises caused by COVID-19 may exacerbate other pre-existing political, social and economic risks in certain countries. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern is expected to continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. Therefore, the economic outlook, particularly for certain industries and businesses, remains inherently uncertain, and could prevent a Fund from executing advantageous investment decisions in a timely manner, adversely affect the value and liquidity of a Fund’s investments, and negatively impact a Fund's ability to achieve its investment objective.

Market Disruption and Geopolitical Risk. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments and the Funds. Any of these occurrences could disrupt the operations of the Funds and of the Funds' service providers.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedules indicate the range of the advisory fee at various net asset levels and the administrative fee each Fund was obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

Advisory Fees

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2022
JNL/American Funds Balanced Fund	$0 to $500 million	.550%
	$500 million to $3 billion	.500%
	$3 billion to $5 billion	.490%
	Over $5 billion	.480%	.51%
JNL/American Funds Bond Fund of America Fund	$0 to $1 billion	.400%
	$1 billion to $3 billion	.375%
	$3 billion to $5 billion	.350%
	Over $5 billion	.340%	.40%
JNL/American Funds Capital Income Builder Fund	$0 to $1 billion	.525%
	$1 billion to $3 billion	.500%
	$3 billion to $5 billion	.490%
	Over $5 billion	.480%	.52%
JNL/American Funds Capital World Bond Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.550%
	$3 billion to $5 billion	.540%
	Over $5 billion	.530%	.60%
JNL/American Funds Global Growth Fund	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.65%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2022
JNL/American Funds Global Small Capitalization Fund	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.65%
JNL/American Funds Growth Fund	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.61%
JNL/American Funds Growth-Income Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.550%
	$3 billion to $5 billion	.540%
	Over $5 billion	.530%	.54%
JNL/American Funds International Fund	$0 to $1 billion	.750%
	$1 billion to $3 billion	.700%
	$3 billion to $5 billion	.690%
	Over $5 billion	.680%	.73%
JNL/American Funds New World Fund	$0 to $1 billion	.950%
	$1 billion to $3 billion	.900%
	$3 billion to $5 billion	.890%
	Over $5 billion	.880%	.94%
JNL/American Funds Washington Mutual Investors Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.550%
	$3 billion to $5 billion	.540%
	Over $5 billion	.530%	.56%
JNL/Mellon Bond Index Fund	$0 to $500 million	.180%
	$500 million to $750 million	.150%
	$750 million to $3 billion	.140%
	$3 billion to $5 billion	.130%
	Over $5 billion	.120%	.16%
JNL/Mellon Emerging Markets Index Fund	$0 to $500 million	.300%
	$500 million to $750 million	.250%
	$750 million to $3 billion	.200%
	$3 billion to $5 billion	.190%
	Over $5 billion	.180%	.27%
JNL/Mellon International Index Fund	$0 to $500 million	.200%
	$500 million to $750 million	.150%
	$750 million to $3 billion	.140%
	$3 billion to $5 billion	.130%
	Over $5 billion	.120%	.15%
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $500 million	.190%
	$500 million to $750 million	.140%
	$750 million to $3 billion	.130%
	$3 billion to $5 billion	.120%
	Over $5 billion	.110%	.14%
JNL/Mellon Small Cap Index Fund	$0 to $500 million	.190%
	$500 million to $750 million	.140%
	$750 million to $3 billion	.130%
	$3 billion to $5 billion	.120%
	Over $5 billion	.110%	.14%
JNL Aggressive Growth Allocation Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.10%
JNL Conservative Allocation Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.12%
JNL Growth Allocation Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.09%
JNL Moderate Allocation Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.09%
JNL Moderate Growth Allocation Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.08%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2022
JNL/American Funds Growth Allocation Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.18%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.18%
JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.09%
JNL/Goldman Sachs Managed Conservative Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.11%
JNL/Goldman Sachs Managed Growth Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.08%
JNL/Goldman Sachs Managed Moderate Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.09%
JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.08%
JNL iShares Tactical Growth Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.150%
	$3 billion to $5 billion	.140%
	Over $5 billion	.130%	.20%
JNL iShares Tactical Moderate Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.150%
	$3 billion to $5 billion	.140%
	Over $5 billion	.130%	.20%
JNL iShares Tactical Moderate Growth Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.150%
	$3 billion to $5 billion	.140%
	Over $5 billion	.130%	.20%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.19%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.20%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.20%
JNL Bond Index Fund	All Assets	.200%	.20%
JNL Emerging Markets Index Fund	All Assets	.200%	.20%
JNL International Index Fund	All Assets	.200%	.20%
JNL Mid Cap Index Fund	All Assets	.200%	.20%
JNL Small Cap Index Fund	All Assets	.200%	.20%
JNL Multi-Manager Alternative Fund	$0 to $850 million	1.200%
	$850 million to $3 billion	1.100%
	$3 billion to $5 billion	1.090%
	Over $5 billion	1.080%	1.17%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $250 million	.800%
	$250 million to $3 billion	.750%
	$3 billion to $5 million	.740%
	Over $5 billion	.730%	.76%
JNL Multi-Manager International Small Cap Fund	$0 to $1 billion	.750%
	$1 billion to $3 billion	.725%
	$3 billion to $5 billion	.715%
	Over $5 billion	.705%	.75%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2022
JNL Multi-Manager Mid Cap Fund	$0 to $500 million	.650%
	$500 million to $1 billion	.625%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.62%
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million	.650%
	$100 million to $500 million	.600%
	$500 million to $3 billion	.550%
	$3 billion to $5 billion	.540%
	Over $5 billion	.530%	.56%
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million	.750%
	$200 million to $500 million	.670%
	$500 million to $3 billion	.650%
	$3 billion to $5 billion	.640%
	Over $5 billion	.630%	.66%
JNL Multi-Manager U.S. Select Equity Fund	$0 to $1 billion	.530%
	$1 billion to $3 billion	.500%
	$3 billion to $5 billion	.480%
	Over $5 billion	.460%	.53%
JNL S&P 500 Index Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.20%
JNL/AB Sustainable Global Thematic Fund	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.550%
	Over $5 billion	.540%	.65%
JNL/AQR Large Cap Defensive Style Fund	$0 to $1 billion	.400%
	$1 billion to $3 billion	.370%
	$3 billion to $5 billion	.360%
	Over $5 billion	.350%	.40%
JNL/Baillie Gifford International Growth Fund	$0 to $1 billion	.530%
	$1 billion to $3 billion	.520%
	$3 billion to $5 billion	.510%
	Over $5 billion	.500%	.53%
JNL/Baillie Gifford U.S. Equity Growth Fund	$0 to $1 billion	.500%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.50%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.565%
	$3 billion to $5 billion	.550%
	Over $5 billion	.540%	.57%
JNL/BlackRock Global Natural Resources Fund	$0 to $300 million	.600%
	$300 million to $1 billion	.500%
	$1 billion to $3 billion	.490%
	$3 billion to $5 billion	.480%
	Over $5 billion	.470%	.52%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million	.600%
	$150 million to $500 million	.550%
	$500 million to $750 million	.500%
	$750 million to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.47%
JNL/Causeway International Value Select Fund	$0 to $500 million	.550%
	$500 million to $2 billion	.500%
	$2 billion to $5 billion	.470%
	Over $5 billion	.460%	.52%
JNL/ClearBridge Large Cap Growth Fund	$0 to $1 billion	.500%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.49%
JNL/DFA International Core Equity Fund	$0 to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.45%
JNL/DFA U.S. Core Equity Fund	$0 to $1 billion	.400%
	$1 billion to $3 billion	.375%
	$3 billion to $5 billion	.360%
	Over $5 billion	.350%	.39%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2022
JNL/DFA U.S. Small Cap Fund[1]	$0 to $3 billion	.530%
	$3 billion to $5 billion	.520%
	Over $5 billion	.510%	.54%
JNL/DoubleLine Core Fixed Income Fund	$0 to $1 billion	.390%
	$1 billion to $3 billion	.360%
	$3 billion to $5 billion	.350%
	Over $5 billion	.340%	.37%
JNL/DoubleLine Emerging Markets Fixed Income Fund	$0 to $500 million	.625%
	$500 million to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.62%
JNL/DoubleLine Shiller Enhanced CAPE Fund	$0 to $500 million	.600%
	$500 million to $1 billion	.575%
	$1 billion to $3 billion	.520%
	$3 billion to $5 billion	.510%
	Over $5 billion	.500%	.55%
JNL/DoubleLine Total Return Fund	$0 to $1 billion	.450%
	$1 billion to $3 billion	.400%
	$3 billion to $5 billion	.390%
	Over $5 billion	.380%	.42%
JNL/Fidelity Institutional Asset Management Total Bond Fund	$0 to $500 million	.400%
	$500 million to $1 billion	.380%
	$1 billion to $3 billion	.350%
	$3 billion to $5 billion	.340%
	Over $5 billion	.330%	.38%
JNL/First Sentier Global Infrastructure Fund	$0 to $500 million	.700%
	$500 million to $1 billion	.690%
	$1 billion to $3 billion	.630%
	$3 billion to $5 billion	.620%
	Over $5 billion	.610%	.69%
JNL/Franklin Templeton Income Fund	$0 to $100 million	.700%
	$100 million to $200 million	.650%
	$200 million to $500 million	.550%
	$500 million to $3 billion	.500%
	$3 billion to $5 billion	.490%
	Over $5 billion	.480%	.53%
JNL/Goldman Sachs 4 Fund	$0 to $500 million	.300%
	$500 million to $3 billion	.250%
	$3 billion to $5 billion	.240%
	Over $5 billion	.230%	.25%
JNL/GQG Emerging Markets Equity Fund	$0 to $1 billion	.900%
	$1 billion to $3 billion	.875%
	$3 billion to $5 billion	.850%
	Over $5 billion	.840%	.90%
JNL/Harris Oakmark Global Equity Fund	$0 to $250 million	.700%
	$250 million to $1 billion	.675%
	$1 billion to $3 billion	.650%
	$3 billion to $5 billion	.640%
	Over $5 billion	.630%	.68%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.65%
JNL/Invesco Diversified Dividend Fund[2]	$0 to $1 billion	.525%
	$1 billion to $3 billion	.470%
	$3 billion to $5 billion	.460%
	Over $5 billion	.450%	.52%
JNL/Invesco Global Growth Fund	$0 to $3 billion	.500%
	$3 billion to $5 billion	.490%
	Over $5 billion	.480%	.50%
JNL/Invesco Small Cap Growth Fund[3]	$0 to $1 billion	.675%
	$1 billion to $3 billion	.630%
	$3 billion to $5 billion	.620%
	Over $5 billion	.610%	.66%
JNL/JPMorgan Global Allocation Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.550%
	$3 billion to $5 billion	.540%
	Over $5 billion	.530%	.59%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2022
JNL/JPMorgan Hedged Equity Fund	$0 to $1 billion	.500%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.50%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million	.600%
	$250 million to $750 million	.550%
	$750 million to $1.5 billion	.500%
	$1.5 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.49%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million	.400%
	$150 million to $300 million	.350%
	$300 million to $500 million	.300%
	$500 million to $3 billion	.250%
	$3 billion to $5 billion	.240%
	Over $5 billion	.230%	.28%
JNL/JPMorgan U.S. Value Fund	$0 to $1 billion	.500%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.48%
JNL/Lazard International Strategic Equity Fund[4]	$0 to $1 billion	.700%
	$1 billion to $3 billion	.650%
	$3 billion to $5 billion	.640%
	Over $5 billion	.630%	.70%
JNL/Loomis Sayles Global Growth Fund	$0 to $1 billion	.550%
	$1 billion to $3 billion	.500%
	$3 billion to $5 billion	.490%
	Over $5 billion	.480%	.55%
JNL/Lord Abbett Short Duration Income Fund	$0 to $1 billion	.350%
	$1 billion to $3 billion	.300%
	$3 billion to $5 billion	.290%
	Over $5 billion	.280%	.35%
JNL/Mellon Communication Services Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.20%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.18%
JNL/Mellon Consumer Staples Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.19%
JNL/Mellon Dow Index Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.18%
JNL/Mellon Energy Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.17%
JNL/Mellon Financial Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.18%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2022
JNL/Mellon Healthcare Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.17%
JNL/Mellon Industrials Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.20%
JNL/Mellon Information Technology Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.17%
JNL/Mellon Materials Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.20%
JNL/Mellon Nasdaq 100 Index Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.17%
JNL/Mellon Real Estate Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.20%
JNL/Mellon S&P 500 Index Fund	$0 to $500 million	.170%
	$500 million to $750 million	.130%
	$750 million to $3 billion	.120%
	$3 billion to $5 billion	.110%
	Over $5 billion	.090%	.10%
JNL/Mellon U.S. Stock Market Index Fund	$0 to $1 billion	.175%
	$1 billion to $5 billion	.150%
	Over $5 billion	.140%	.15%
JNL/Mellon Utilities Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.19%
JNL/Mellon World Index Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.19%
JNL/MFS Mid Cap Value Fund	$0 to $100 million	.600%
	$100 million to $1 billion	.550%
	$1 billion to $3 billion	.540%
	$3 billion to $5 billion	.530%
	Over $5 billion	.520%	.55%
JNL/Morningstar PitchBook Listed Private Equity Index Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.20%
JNL/Morningstar U.S. Sustainability Index Fund	$0 to $1 billion	.250%
	$1 billion to $3 billion	.200%
	$3 billion to $5 billion	.190%
	Over $5 billion	.180%	.25%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2022
JNL/Morningstar Wide Moat Index Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.20%
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $1 billion	.450%
	$1 billion to $3 billion	.400%
	$3 billion to $5 billion	.390%
	Over $5 billion	.380%	.45%
JNL/Neuberger Berman Gold Plus Strategy Fund	$0 to $500 million	.750%
	$500 million to $1 billion	.700%
	$1 billion to $3 billion	.650%
	$3 billion to $5 billion	.600%
	Over $5 billion	.590%	.75%
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million	.500%
	$500 million to $1 billion	.450%
	$1 billion to $3 billion	.400%
	$3 billion to $5 billion	.390%
	Over $5 billion	.380%	.48%
JNL/Newton Equity Income Fund	$0 to $1 billion	.450%
	$1 billion to $3 billion	.400%
	$3 billion to $5 billion	.390%
	Over $5 billion	.380%	.44%
JNL/PIMCO Income Fund	$0 to $1 billion	.500%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.49%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $1 billion	.350%
	$1 billion to $3 billion	.300%
	$3 billion to $5 billion	.290%
	Over $5 billion	.280%	.34%
JNL/PIMCO Real Return Fund	$0 to $1 billion	.390%
	$1 billion to $2 billion	.375%
	$2 billion to $3 billion	.365%
	$3 billion to $5 billion	.355%
	Over $5 billion	.345%	.38%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million	.500%
	$500 million to $1 billion	.450%
	$1 billion to $3 billion	.425%
	$3 billion to $5 billion	.415%
	Over $5 billion	.405%	.47%
JNL/PPM America High Yield Bond Fund	$0 to $150 million	.400%
	$150 million to $500 million	.350%
	$500 million to $3 billion	.325%
	$3 billion to $5 billion	.315%
	Over $5 billion	.305%	.34%
JNL/PPM America Total Return Fund	$0 to $1 billion	.400%
	$1 billion to $3 billion	.350%
	$3 billion to $5 billion	.340%
	Over $5 billion	.330%	.38%
JNL/RAFI Fundamental U.S. Small Cap Fund	$0 to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.18%
JNL/RAFI Multi-Factor U.S. Equity Fund	$0 to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.17%
JNL/T. Rowe Price Balanced Fund[5]	$0 to $500 million	.550%
	$500 million to $1 billion	.475%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.55%
JNL/T. Rowe Price Capital Appreciation Fund[6]	$0 to $500 million	.575%
	$500 million to $1 billion	.550%
	$1 billion to $3 billion	.530%
	$3 billion to $5 billion	.520%
	Over $5 billion	.510%	.52%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2022
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million	.550%
	$150 million to $500 million	.500%
	$500 million to $1 billion	.450%
	$1 billion to $3 billion	.440%
	$3 billion to $5 billion	.430%
	Over $5 billion	.420%	.43%
JNL/T. Rowe Price Mid-Cap Growth Fund[7]	$0 to $1 billion	.600%
	$1 billion to $3 billion	.580%
	Over $3 billion	.560%	.58%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million	.350%
	$250 million to $1.5 billion	.300%
	$1.5 billion to $3 billion	.275%
	$3 billion to $5 billion	.265%
	Over $5 billion	.255%	.31%
JNL/T. Rowe Price U.S. High Yield Fund[8,9]	$0 to $500 million	.500%
	$500 million to $3 billion	.470%
	$3 billion to $5 billion	.460%
	Over $5 billion	.450%	.50%
JNL/T. Rowe Price Value Fund	$0 to $150 million	.550%
	$150 million to $1 billion	.480%
	$1 billion to $3 billion	.470%
	$3 billion to $5 billion	.450%
	Over $5 billion	.440%	.47%
JNL/WCM China Quality Growth Fund	$0 to $1 billion	.850%
	$1 billion to $3 billion	.800%
	$3 billion to $5 billion	.790%
	Over $5 billion	.780%	.85%
JNL/WCM Focused International Equity Fund	$0 to $500 million	.700%
	$500 million to $3 billion	.650%
	$3 billion to $5 billion	.640%
	Over $5 billion	.630%	.67%
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion	1.050%
	$1 billion to $3 billion	.900%
	$3 billion to $5 billion	.890%
	Over $5 billion	.880%	1.05%
JNL/Western Asset Global Multi-Sector Bond Fund[10]	$0 to $500 million	.525%
	$500 million to $1 billion	.500%
	$1 billion to $2 billion	.475%
	$2 billion to $3 billion	.450%
	$3 billion to $5 billion	.425%
	Over $5 billion	.400%	.55%
JNL/William Blair International Leaders Fund[11]	$0 to $500 million	.525%
	$500 million to $2 billion	.500%
	$2 billion to $3 billion	.480%
	$3 billion to $5 billion	.470%
	Over $5 billion	.460%	.52%
JNL/WMC Balanced Fund	$0 to $50 million	.450%
	$50 million to $150 million	.400%
	$150 million to $300 million	.375%
	$300 million to $500 million	.350%
	$500 million to $3 billion	.325%
	$3 billion to $5 billion	.315%
	Over $5 billion	.305%	.32%
JNL/WMC Equity Income Fund[12]	$0 to $500 million	.440%
	$500 million to $1 billion	.430%
	Over $1 billion	.420%	.43%
JNL/WMC Global Real Estate Fund	$0 to $1 billion	.575%
	$1 billion to $3 billion	.550%
	$3 billion to $5 billion	.530%
	Over $5 billion	.520%	.57%
JNL/WMC Government Money Market Fund	$0 to $500 million	.180%
	$500 million to $3 billion	.150%
	$3 billion to $5 billion	.140%
	Over $5 billion	.130%	.15%
JNL/WMC Value Fund	$0 to $300 million	.450%
	$300 million to $500 million	.400%
	$500 million to $3 billion	.350%
	$3 billion to $5 billion	.340%
	Over $5 billion	.330%	.38%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

[1]	Prior to April 25, 2022, for advisory fees, the range for $0 - $3 billion was 0.55%, the range for $3 billion - $5 billion was 0.54% and for over $5 billion was 0.53%.
[2]

Prior to April 25, 2022, for advisory fees, the range for $0 - $1 billion was 0.525%, the range for $1 billion - $3 billion was 0.50%, the range for $3 billion - $5 billion was 0.49% and for over $5 billion was 0.48%.

[3]

On August 31, 2022, the Board approved effective May 1, 2023, for advisory fees, the range for $0 - $1 billion will be 0.660%, the range for $1 billion to $2 billion will be 0.630%, the range for $2 billion to $3 billion will be 0.610%, the range for $3 billion to $5 billion will be 0.600% and for over $5 billion will be 0.590%.

[4]

On August 31, 2022, the Board approved effective May 1, 2023, for advisory fees, the range for $0 - $1 billion will be 0.650%, the range for $1 billion to $3 billion will be 0.600%, the range for $3 billion to $5 billion will be 0.590% and for over $5 billion will be 0.580%.

[5]

On October 27, 2022, the Board approved effective May 1, 2023, for advisory fees, the range for $0 - $500 million will be 0.530%, the range for $500 million - $1 billion will be 0.475%, the range for $1 billion to $3 billion will be 0.450%, the range for $3 billion to $5 billion will be 0.440% and for over $5 billion will be 0.430%.

[6]

On October 27, 2022, the Board approved effective May 1, 2023, for advisory fees, the range for $0 - $500 million will be 0.575%, the range for $500 million - $1 billion will be 0.550%, the range for $1 billion to $3 billion will be 0.530%, the range for $3 billion to $5 billion will be 0.520%, the range for $5 billion to $10 billion will be .510%, and for over $10 billion will be 0.500%.

[7]

Prior to April 25, 2022, for advisory fees, the range for $0 - $150 million was 0.65%, the range for $150 million - $1 billion was 0.60%, the range for $1 billion to $3 billion was 0.59% and for over $3 billion was 0.58%.

[8]

Prior to April 25, 2022, for advisory fees, the range for $0 - $500 million was 0.525%, the range for $500 million - $3 billion was 0.50%, the range for $3 billion - $5 billion was 0.49% and for over $5 billion was 0.48%.

[9]

On October 27, 2022, the Board approved effective May 1, 2023, for advisory fees, the range for $0 - $3 billion will be 0.470%, the range for $3 billion to $5 billion will be 0.460% and for over $5 billion will be 0.450%.

[10]

Prior to April 25, 2022, for advisory fees, the range for $0 - $1 billion was 0.60%, the range for $1 billion - $2 billion was 0.50%, the range for $2 billion - $3 billion was 0.475%, the range for $3 billion - $5 billion was 0.465% and for over $5 billion was 0.455%.

[11]

Prior to April 25, 2022, for advisory fees, the range for $0 - $500 million was 0.55%, the range for $500 million - $2 billion was 0.50%, the range for $2 billion - $3 billion was 0.48%, the range for $3 billion - $5 billion was 0.47% and for over $5 billion was 0.46%.

[12]	Prior to June 1, 2022, for advisory fees, the range for $0 - $3 billion was 0.44%, the range for $3 billion - $5 billion was 0.43% and for over $5 billion was 0.42%.

Advisory Fee Waivers and Expense Reimbursements. Pursuant to a contractual expense limitation agreement, JNAM has agreed to waive fees and reimburse expenses of the JNL/WMC Government Money Market Fund to the extent necessary to limit operating expenses, interest, taxes and dividend and extraordinary expenses of each class of shares of the Fund, to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s investment income for the year. In addition, when the Fund receives income sufficient to pay a dividend, under the contractual expense limitation agreement JNAM may recapture previously waived fees and reimbursed expenses from the Fund for a period of three years from the end of the fiscal year in which such waiver or reimbursement took place. During the year ended December 31, 2022, JNAM recovered $8,891 and $109 of previously reimbursed expenses (in thousands) for Class A and Class I shares, respectively. At December 31, 2022, the amounts of potentially recoverable expenses (in thousands) were $2,511 for Class A shares, expiring on December 31, 2024, and $2,007 for Class A, expiring on December 31, 2025.

Pursuant to a contractual fee waiver agreement, JNAM has agreed to waive 100% of advisory fees attributable to JNL Multi-Manager Emerging Markets Equity Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund and JNL/T. Rowe Price Value Fund’s investment in T. Rowe Price Institutional Floating Rate Fund, an affiliate of the Funds’ Sub-Adviser. None of the waived advisory fees can be recaptured by JNAM.

Pursuant to a contractual fee waiver agreement, JNAM has agreed to waive a varying portion of its advisory fee in an amount equivalent to the Acquired Funds Fees and Expenses (“AFFE”) attributable to JNL/JPMorgan Global Allocation Fund’s investment in funds managed by the Sub-Adviser, J.P. Morgan Investment Management Inc. (each a “JPMorgan Underlying Fund”). The AFFE for each JPMorgan Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each JPMorgan Underlying Fund. None of the waived advisory fees can be recaptured by JNAM.

Pursuant to a contractual and voluntary fee waiver agreement, JNAM has agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as Expense waiver in each Fund’s Statement of Operations.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL/American Funds Balanced Fund	0.300
JNL/American Funds Bond Fund of America Fund	0.200
JNL/American Funds Capital Income Builder Fund	0.250
JNL/American Funds Capital World Bond Fund	0.430
JNL/American Funds Global Growth Fund[1]	0.400
JNL/American Funds Global Small Capitalization Fund[1]	0.460
JNL/American Funds Growth Fund	0.450
JNL/American Funds Growth-Income Fund	0.300
JNL/American Funds International Fund	0.500

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL/American Funds New World Fund	0.650
JNL/American Funds Washington Mutual Investors Fund	0.300
JNL/Mellon Bond Index Fund	0.070
JNL/Mellon Emerging Markets Index Fund	0.145
JNL/Mellon International Index Fund	0.095
JNL/Mellon S&P 400 MidCap Index Fund	0.080
JNL/Mellon Small Cap Index Fund	0.080
JNL Bond Index Fund	0.130
JNL Emerging Markets Index Fund	0.055
JNL International Index Fund	0.105
JNL Mid Cap Index Fund	0.120
JNL Small Cap Index Fund	0.120
JNL S&P 500 Index Fund	0.170

1 Prior to April 25, 2022, the contractual fee waiver was 0.50%.

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL/DFA U.S. Small Cap Fund[1]	0.02 on all net assets
JNL/Invesco Diversified Dividend Fund[2]	0.03 on net assets over $1 billion
JNL/Invesco Small Cap Growth Fund[3]	0.015 on net assets between $0 -$1 billion and 0.02 on net assets over $2 billion
JNL/Lazard International Strategic Equity Fund[4]	0.05 on all net assets
JNL/PPM America Floating Rate Income Fund[5]	0.10 on all net assets
JNL/T. Rowe Price Balanced Fund[6]	0.02 on net assets between $0-$500 million
JNL/T. Rowe Price Capital Appreciation Fund[7]	0.01 on net assets over $10 billion
JNL/T. Rowe Price Mid-Cap Growth Fund[8]	0.05 on net assets between $0 -$150 million, 0.01 on net assets between $1 -$3 billion and 0.02 on net assets over $3 billion
JNL/T. Rowe Price U.S High Yield Fund[9]	0.03 on net assets between $0-$500 million

1 This voluntary advisory fee waiver was effective March 1, 2022 to April 24, 2022. Effective April 25, 2022, the voluntary advisory fee waiver was converted to a contractual fee reduction.

2 This voluntary advisory fee waiver was effective September 1, 2021 to April 24, 2022. Effective April 25, 2022, the voluntary advisory fee waiver was converted to a contractual fee reduction.

3 This voluntary advisory fee waiver is effective September 1, 2022 to April 30, 2023. Effective May 1, 2023, the voluntary advisory fee waiver will be converted to a contractual fee reduction.

4 This voluntary advisory fee waiver is effective September 1, 2022 to April 30, 2023. Effective May 1, 2023, the voluntary advisory fee waiver will be converted to a contractual fee reduction.

5 This voluntary advisory fee waiver is effective September 1, 2022 to September 1, 2023.

6 This voluntary advisory fee waiver is effective November 1, 2022 to April 30, 2023. Effective May 1, 2023, the voluntary advisory fee waiver will be converted to a contractual fee reduction.

7 This voluntary advisory fee waiver is effective November 1, 2022 to April 30, 2023. Effective May 1, 2023, the voluntary advisory fee waiver will be converted to a contractual fee reduction.

8This voluntary advisory fee waiver was effective January 1, 2022 to April 24, 2022. Effective April 25, 2022, the voluntary advisory fee waiver was converted to a contractual fee reduction.

9 This voluntary advisory fee waiver is effective November 1, 2022 to April 30, 2023. Effective May 1, 2023, the voluntary advisory fee waiver will be converted to a contractual fee reduction. Prior to April 25, 2022, a voluntary advisory fee waiver of 0.025% was effective on net assets between $0-$500 million and 0.03% on net assets over $500 million.

Administrative Fees

Fund	Assets	Administrative Fee
JNL/American Funds Balanced Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Bond Fund of America Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Capital Income Builder Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Capital World Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Global Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Global Small Capitalization Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Growth-Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds International Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds New World Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Washington Mutual Investors Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Administrative Fee
JNL/Mellon Bond Index Fund[1]	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Mellon Emerging Markets Index Fund[1]	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon International Index Fund[1]	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon S&P 400 MidCap Index Fund[1]	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Mellon Small Cap Index Fund[1]	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL Aggressive Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL Conservative Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL Moderate Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL Moderate Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL/American Funds Growth Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL/Goldman Sachs Managed Conservative Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL/Goldman Sachs Managed Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL/Goldman Sachs Managed Moderate Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL iShares Tactical Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL iShares Tactical Moderate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL iShares Tactical Moderate Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL Bond Index Fund	All Assets	None
JNL Emerging Markets Index Fund	All Assets	None
JNL International Index Fund	All Assets	None
JNL Mid Cap Index Fund	All Assets	None
JNL Small Cap Index Fund	All Assets	None
JNL Multi-Manager Alternative Fund	$0 to $3 billion	.200%
	Assets over $3 billion	.180%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL Multi-Manager International Small Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL Multi-Manager U.S. Select Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL S&P 500 Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/AB Sustainable Global Thematic Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/AQR Large Cap Defensive Style Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Administrative Fee
JNL/Baillie Gifford International Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Baillie Gifford U.S. Equity Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Causeway International Value Select Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/DFA International Core Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/DoubleLine Core Fixed Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/DoubleLine Emerging Markets Fixed Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/DoubleLine Shiller Enhanced CAPE Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/DoubleLine Total Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/Fidelity Institutional Asset Management Total Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/First Sentier Global Infrastructure Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Franklin Templeton Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Goldman Sachs 4 Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Invesco Diversified Dividend Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Invesco Global Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/JPMorgan Global Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/JPMorgan U.S. Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Lazard International Strategic Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Lord Abbett Short Duration Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Communication Services Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Consumer Staples Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Dow Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Administrative Fee
JNL/Mellon Energy Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Financial Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Healthcare Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Industrials Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Information Technology Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Materials Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Nasdaq 100 Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Real Estate Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon S&P 500 Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Mellon U.S. Stock Market Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Utilities Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon World Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/MFS Mid Cap Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Morningstar PitchBook Listed Private Equity Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Morningstar U.S. Sustainability Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Neuberger Berman Gold Plus Strategy Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Newton Equity Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/PIMCO Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/PIMCO Real Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/PPM America Floating Rate Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/PPM America Total Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/RAFI Fundamental U.S. Small Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/RAFI Multi-Factor U.S. Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/T. Rowe Price Balanced Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/T. Rowe Price Capital Appreciation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/T. Rowe Price U.S. High Yield Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/T. Rowe Price Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/WCM China Quality Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Fund	Assets	Administrative Fee
JNL/WCM Focused International Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/Western Asset Global Multi-Sector Bond Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/William Blair International Leaders Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/WMC Balanced Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/WMC Equity Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/WMC Global Real Estate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/WMC Government Money Market Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/WMC Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
[1] The fee for these Funds is based on total net assets of the associated master fund.

Administrative Fee Waivers. Pursuant to contractual waiver agreements, JNAM has agreed to waive 0.05% of the administrative fees of the Class I shares of JNL/DFA U.S. Core Equity Fund, JNL/DFA U.S. Small Cap Fund, JNL/DFA International Core Equity Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Dow Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon World Index Fund, JNL/RAFI Fundamental U.S. Small Cap Fund, JNL/Morningstar U.S. Sustainability Index Fund, 0.06% of the administrative fees of the Class I shares of JNL S&P 500 Index Fund, 0.12% of the administrative fee of Class I shares of JNL/Vanguard Growth ETF Allocation Fund and JNL/Vanguard Moderate Growth ETF Allocation Fund and 0.13% of the administrative fees of the Class I shares of JNL/Vanguard Moderate ETF Allocation Fund. None of the waived administrative fees can be recaptured by JNAM. The amount of waived expenses for the Funds is recorded as Expense waiver in each Fund’s Statement of Operations.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, Class A Shares of the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. The Funds’ Plan is structured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, the maximum annual rate for Rule 12b-1 fees paid by the Class A shares of the Funds is 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

During the year ended December 31, 2022, JNLD suspended $951 (in thousands) of 12b-1 fees of the Class A shares of JNL/ WMC Government Money Market Fund. None of the suspended 12b-1 fees can be recaptured by JNLD. The amount of suspended fees is recorded as Expense waiver in the Statement of Operations.

Affiliated Brokerage Commissions - During the year ended December 31, 2022, the following Fund paid brokerage fees to affiliates for the execution of purchases and sales of portfolio investments (in thousands): JNL/Goldman Sachs 4 Fund $13.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in Payable for Board of trustee fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in Board of trustee fees set forth in the Statements of Operations.

Directed Brokerage Commissions. A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as Brokerage commissions recaptured in the Statements of Operations.

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are portfolios or accounts for which JNAM serves as the Adviser or the other party to the transaction is another fund advised by the Sub-Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”), and are reviewed by the Chief Compliance Officer and reported quarterly to the Board. Rule 17a-7 transactions are executed at

JNL Series Trust

Notes to Financial Statements

December 31, 2022

current market price at the time of the transaction. Realized gain/(loss) (in thousands) on Rule 17a-7 transactions is included in Net realized gain (loss) on Investments - unaffiliated on the Statements of Operations. The following Funds have Rule 17a-7 transactions (in thousands) during the year ended December 31, 2022:

	Purchase of Securities($)	Proceeds from Sales of Securities($)	Realized Gain/Loss on Securities ($)
JNL/BlackRock Global Allocation Fund	—	72	(4)
JNL/Lord Abbett Short Duration Income Fund	18,782	—	—
JNL/MFS Mid Cap Value Fund	—	508	109
JNL/PIMCO Income Fund	1,450	12,157	494
JNL/PIMCO Investment Grade Credit Bond Fund	2,581	8,430	(3,367)
JNL/PIMCO Real Return Fund	36,170	279	(20)
JNL/T. Rowe Price Balanced Fund	236	478	195
JNL/T.Rowe Price Capital Appreciation Fund	22,634	—	—
JNL/T.Rowe Price Mid-Cap Growth Fund	1,551	8,190	(3,261)
JNL/T.Rowe Price Value Fund	—	39,434	16,540
JNL/WMC Balanced Fund	16,775	—	—
JNL/WMC Equity Income Fund	—	8,056	254
JNL/WMC Global Real Estate Fund	—	1,962	(297)
JNL/WMC Value Fund	1,064	—	—

Other Transactions with Affiliates. Funds with partnership status for federal income tax purposes may not be eligible for beneficial withholding rates, available to RICs, in certain foreign jurisdictions. JNAM has agreed to reimburse these Funds for an amount equal to the additional tax withheld. These amounts are included in Foreign taxes withheld on the Statements of Operations. The Funds could also experience delays in receipt of tax reclaim payments due to their partnership status, as compared to the timing experienced by funds with RIC status for federal income tax purposes. JNAM has agreed to contribute to these Funds an amount equal to the outstanding tax reclaims, within the timeframe the Funds would have received payment under RIC status. The Funds will then reimburse JNAM once the reclaim payments are received from the foreign tax authorities. Amounts paid to the Funds by JNAM due to delayed tax reclaim receipts are included in Payable to affiliates on the Statements of Assets and Liabilities.

For the year ended December 31, 2022, transactions between the Funds and JNAM, related to foreign tax reclaims, due to the Funds' partnership status for federal income tax purposes, are as follows (in thousands):

Fund	Gross Payments From JNAM ($)	Reclaimed Amounts Refunded to JNAM ($)	Reclaimed Amounts Payable to JNAM ($)	Net Withholdings Tax Reimbursed from JNAM ($)
JNL Emerging Markets Index Fund	10	—	—	10
JNL Multi-Manager Alternative Fund	126	1	11	114
JNL Multi-Manager Mid Cap Fund	53	—	3	50
JNL/AB Sustainable Global Thematic Fund	1	—	1	—
JNL/BlackRock Global Allocation Fund	1,093	334	759	—
JNL/BlackRock Global Natural Resources Fund	537	527	10	—
JNL/BlackRock Large Cap Select Growth Fund	279	208	71	—
JNL/ClearBridge Large Cap Growth Fund	11	—	—	11
JNL/First Sentier Global Infrastructure Fund	290	271	19	—
JNL/Franklin Templeton Income Fund	158	—	104	54
JNL/GQG Emerging Markets Equity Fund	277	67	62	148
JNL/Invesco Diversified Dividend Fund	343	97	246	—
JNL/Invesco Global Growth Fund	1,024	—	839	185
JNL/JPMorgan Global Allocation Fund	414	43	264	107
JNL/Mellon World Index Fund	107	45	8	54
JNL/MFS Mid Cap Value Fund	27	—	27	—
JNL/T. Rowe Price Balanced Fund	173	42	91	40
JNL/T. Rowe Price Established Growth Fund	63	—	—	63
JNL/T. Rowe Price Mid-Cap Growth Fund	24	—	—	24
JNL/T. Rowe Price Value Fund	353	138	152	63
JNL/WMC Balanced Fund	664	543	1	120
JNL/WMC Global Real Estate Fund	192	18	147	27
NOTE 9. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of JNL Multi-Manager U.S. Select Equity Fund and JNL/WMC Government Money Market Fund, participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. The Participating Funds may borrow up to $600,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. JNL/PPM America Floating Rate Income Fund has priority to utilize $100,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated pro-rata based on the allocated commitment as well as the Participating Funds’ total net assets. During the year, the Participating Funds, with the exception of the JNL/Mellon

JNL Series Trust

Notes to Financial Statements

December 31, 2022

Feeder Funds, paid an annual administration fee to JPM Chase which is allocated based on the weighted average of net assets. The fees related to the SCA are included in Other expenses in each Fund’s Statement of Operations. No amounts were borrowed by the Funds under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, with the exception of JNL/WMC Government Money Market Fund, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for Interfund lending or Payable for Interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 10. FUND ACQUISITIONS AND REORGANIZATIONS

Tax-Free Exchange. The following tables include information (in thousands) relating to acquisitions completed after the close of business on April 22, 2022. The acquisitions were completed by a tax-free exchange of Class A and Class I shares for the acquired and acquiring Funds indicated below pursuant to a plan of reorganization approved by the Board and approved by the acquired Funds' shareholders, as applicable. The purpose of the acquisitions was to combine Funds with similar investment objectives and strategies. Costs and expenses associated with the reorganizations relating to the solicitation of any proxies, including preparing, filing, printing, and mailing of any proxy statement, prospectus, and/or related disclosure documents, the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986, as amended, of the tax treatment of these transactions, as well as the costs associated with the preparation of the tax opinions, and obtaining consents of an independent registered public accounting firm were borne by JNAM. Shares were issued at NAV based on the fair value of the assets received by the acquiring Funds. The cost basis of the investments received from the acquired Funds was carried forward to align ongoing reporting of the acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange
JNL/Franklin Templeton Growth Allocation Fund	JNL Growth Allocation Fund
Class A	Class A	1,045,021	59,931	2,286,223	130,183	59,512
Class I	Class I	5,489	311	15,529	872	308
JNL/BlackRock Advantage International Fund	JNL/DFA International Core Equity Fund
Class A	Class A	39,997	3,631	137,262	11,870	3,460
Class I	Class I	1,835	165	8,446	728	158

Immediately prior to the reorganization, the cost, fair value and unrealized appreciation (depreciation) of investments (in thousands) for the acquired Funds were as follows. Cost of Investments is included in Purchases of securities on the Statements of Changes in Net Assets.

Acquired Fund	Cost of Investments($)	Value of Investments($)	Net Unrealized Appreciation/ (Depreciation)($)
JNL/Franklin Templeton Growth Allocation Fund	2,484	—	(2,484)
JNL/BlackRock Advantage International Fund	42,648	40,922	(1,726)

Assuming the acquisitions had been completed on January 1, 2022, the acquiring Funds’ unaudited pro forma results of operations (in thousands) for the year ended December 31, 2022, would have been:

Acquiring Fund	Net Investment Income (Loss)($)	Net Realized Gain (Loss)($)	Net Change in Unrealized Appreciation/ (Depreciation)($)	Net Change in Net Assets from Operations($)
JNL Growth Allocation Fund	2,781	249,305	(913,681)	(661,595)
JNL/DFA International Core Equity Fund	4,860	(11,191)	(19,809)	(26,140)

Because the combined investment portfolios have been managed as a single integrated portfolio since each acquisition was completed after the close of business on April 22, 2022, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Funds in each acquiring Fund’s Statement of Operations.

NOTE 11. INCOME TAX MATTERS

The Funds listed below are treated as partnerships for federal income tax purposes. These Funds are generally not subject to federal income tax, and therefore, there is no provision for federal income taxes. Each Fund is treated as a separate entity for federal income tax purposes.

JNL/American Funds Balanced Fund	JNL/Franklin Templeton Income Fund
JNL/American Funds Bond Fund of America Fund	JNL/Goldman Sachs 4 Fund
JNL/American Funds Capital Income Builder Fund	JNL/GQG Emerging Markets Equity Fund
JNL/American Funds Capital World Bond Fund	JNL/Invesco Diversified Dividend Fund
JNL/American Funds Global Growth Fund	JNL/Invesco Global Growth Fund

JNL Series Trust

Notes to Financial Statements

December 31, 2022

JNL/American Funds Global Small Capitalization Fund	JNL/Invesco Small Cap Growth Fund
JNL/American Funds Growth Fund	JNL/JPMorgan Global Allocation Fund
JNL/American Funds Growth-Income Fund	JNL/JPMorgan MidCap Growth Fund
JNL/American Funds International Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/American Funds New World Fund	JNL/JPMorgan U.S. Value Fund
JNL/American Funds Washington Mutual Investors Fund	JNL/Mellon Communication Services Sector Fund
JNL/Mellon Bond Index Fund	JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund	JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon Small Cap Index Fund	JNL/Mellon Dow Index Fund
JNL Aggressive Growth Allocation Fund	JNL/Mellon Emerging Markets Index Fund
JNL Conservative Allocation Fund	JNL/Mellon Energy Sector Fund
JNL Emerging Markets Index Fund	JNL/Mellon Financial Sector Fund
JNL Growth Allocation Fund	JNL/Mellon Healthcare Sector Fund
JNL Moderate Allocation Fund	JNL/Mellon Industrials Sector Fund
JNL Moderate Growth Allocation Fund	JNL/Mellon Information Technology Sector Fund
JNL/American Funds Growth Allocation Fund	JNL/Mellon Materials Sector Fund
JNL/American Funds Moderate Growth Allocation Fund	JNL/Mellon Nasdaq 100 Index Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/Mellon Real Estate Sector Fund
JNL/Goldman Sachs Managed Conservative Fund	JNL/Mellon S&P 500 Index Fund
JNL/Goldman Sachs Managed Growth Fund	JNL/Mellon U.S. Stock Market Index Fund
JNL/Goldman Sachs Managed Moderate Fund	JNL/Mellon Utilities Sector Fund
JNL/Goldman Sachs Managed Moderate Growth Fund	JNL/Mellon World Index Fund
JNL/Vanguard Growth ETF Allocation Fund	JNL/MFS Mid Cap Value Fund
JNL/Vanguard Moderate ETF Allocation Fund	JNL/Morningstar U.S. Sustainability Index Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL/Neuberger Berman Commodity Strategy Fund
JNL Bond Index Fund	JNL/Neuberger Berman Gold Plus Strategy Fund
JNL Mid Cap Index Fund	JNL/Neuberger Berman Strategic Income Fund
JNL Multi-Manager Alternative Fund	JNL/Newton Equity Income Fund
JNL Multi-Manager Mid Cap Fund	JNL/PIMCO Income Fund
JNL Multi-Manager Small Cap Growth Fund	JNL/PIMCO Investment Grade Credit Bond Fund
JNL Multi-Manager Small Cap Value Fund	JNL/PIMCO Real Return Fund
JNL Multi-Manager U.S. Select Equity Fund	JNL/PPM America Floating Rate Income Fund
JNL S&P 500 Index Fund	JNL/PPM America High Yield Bond Fund
JNL Small Cap Index Fund	JNL/PPM America Total Return Fund
JNL/AB Sustainable Global Thematic Fund	JNL/RAFI Fundamental U.S. Small Cap Fund
JNL/AQR Large Cap Defensive Style Fund	JNL/RAFI Multi-Factor U.S. Equity Fund
JNL/Baillie Gifford U.S. Equity Growth Fund	JNL/T. Rowe Price Balanced Fund
JNL/BlackRock Global Allocation Fund	JNL/T. Rowe Price Capital Appreciation Fund
JNL/BlackRock Global Natural Resources Fund	JNL/T. Rowe Price Established Growth Fund
JNL/BlackRock Large Cap Select Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/ClearBridge Large Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund
JNL/DFA U.S. Core Equity Fund	JNL/T. Rowe Price U.S. High Yield Fund
JNL/DFA U.S. Small Cap Fund	JNL/T. Rowe Price Value Fund
JNL/DoubleLine Core Fixed Income Fund	JNL/Westchester Capital Event Driven Fund
JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/WMC Balanced Fund
JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/WMC Equity Income Fund
JNL/DoubleLine Total Return Fund	JNL/WMC Global Real Estate Fund
JNL/Fidelity Institutional Asset Management Total Bond Fund	JNL/WMC Value Fund
JNL/First Sentier Global Infrastructure Fund

Each Fund, except those that are treated as a partnership for federal income tax purposes, is treated as a separate tax payer for federal income tax purposes. Each of these Funds intends to continue to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. These Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

JNL Series Trust

Notes to Financial Statements

December 31, 2022

The following information for Funds treated as RICs is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or REIT securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization, consent dividends and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
JNL/Mellon International Index Fund	(66,643)	66,643
JNL/Baillie Gifford International Growth Fund	1,929	(1,929)
JNL/DFA International Core Equity Fund	(3,615)	3,615
JNL/JPMorgan Hedged Equity Fund	(468)	468
JNL/Morningstar PitchBook Listed Private Equity Index Fund	(262)	262
JNL/WCM China Quality Growth Fund	(176)	176
JNL/WCM Focused International Equity Fund	578	(578)
JNL/Western Asset Global Multi-Sector Bond Fund	75,508	(75,508)

At December 31, 2022, the following Funds treated as RICs had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
JNL/Mellon International Index Fund	25,036	48,345	73,381
JNL iShares Tactical Moderate Fund	1,012	—	1,012
JNL International Index Fund	7,379	8,509	15,888
JNL Multi-Manager Emerging Markets Equity Fund	35,879	8,358	44,237
JNL Multi-Manager International Small Cap Fund	56,841	28,459	85,300
JNL/Baillie Gifford International Growth Fund	10,222	85,585	95,807
JNL/Causeway International Value Select Fund	—	1,066	1,066
JNL/DFA International Core Equity Fund	9,668	1,755	11,423
JNL/Heitman U.S. Focused Real Estate Fund	8,977	—	8,977
JNL/Lazard International Strategic Equity Fund	15,672	—	15,672
JNL/Loomis Sayles Global Growth Fund	4,496	—	4,496
JNL/Lord Abbett Short Duration Income Fund	13,041	14,920	27,961
JNL/Morningstar PitchBook Listed Private Equity Index Fund	—	87	87
JNL/Western Asset Global Multi-Sector Bond Fund	79,559	129,386	208,945
JNL/William Blair International Leaders Fund	8,771	—	8,771

At December 31, 2022, the Funds’ last fiscal year end, the following Funds had capital, currency and/or PFIC mark-to-market losses (in thousands) realized after October, 31, 2022 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2023:

Amount($)
JNL/Morningstar PitchBook Listed Private Equity Index Fund	372

As of December 31, 2022, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for Funds treated as RICs for federal income tax purposes were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/Mellon International Index Fund	2,109,812	542	16,492	17,034
JNL iShares Tactical Growth Fund	297,100	21,554	(15,566)	5,988
JNL iShares Tactical Moderate Fund	214,738	5,985	(18,141)	(12,156)
JNL iShares Tactical Moderate Growth Fund	310,194	20,180	(21,478)	(1,298)
JNL International Index Fund	2,126,055	326,332	(326,274)	58
JNL Multi-Manager Emerging Markets Equity Fund	1,049,400	94,551	(220,121)	(125,570)
JNL Multi-Manager International Small Cap Fund	736,854	42,632	(184,719)	(142,087)
JNL/Baillie Gifford International Growth Fund	1,183,162	19,099	(500,944)	(481,845)
JNL/Causeway International Value Select Fund	1,410,212	111,852	(178,440)	(66,588)
JNL/DFA International Core Equity Fund	233,511	15,333	(29,183)	(13,850)
JNL/Harris Oakmark Global Equity Fund	746,171	75,746	(100,316)	(24,570)
JNL/Heitman U.S. Focused Real Estate Fund	253,988	3,681	(32,690)	(29,009)
JNL/JPMorgan Hedged Equity Fund	707,851	84,400	(68,153)	16,247

JNL Series Trust

Notes to Financial Statements

December 31, 2022

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/Lazard International Strategic Equity Fund	482,879	39,560	(54,476)	(14,916)
JNL/Loomis Sayles Global Growth Fund	566,290	71,264	(112,962)	(41,698)
JNL/Lord Abbett Short Duration Income Fund	1,149,925	1,452	(35,233)	(33,781)
JNL/Morningstar PitchBook Listed Private Equity Index Fund	10,060	37	(2,671)	(2,634)
JNL/Morningstar Wide Moat Index Fund	868,570	46,189	(126,270)	(80,081)
JNL/WCM China Quality Growth Fund	5,731	377	(392)	(15)
JNL/WCM Focused International Equity Fund	1,201,468	259,014	(122,255)	136,759
JNL/Western Asset Global Multi-Sector Bond Fund	443,045	1,681	(40,495)	(38,814)
JNL/William Blair International Leaders Fund	863,861	32,757	(92,369)	(59,612)
JNL/WMC Government Money Market Fund	3,026,055	229	(229)	—

As of December 31, 2022, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives held in Funds treated as RICs were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL International Index Fund
Futures/Futures Options Contracts	(39)	1	(42)	(41)
Forward Foreign Currency Contracts	294	17	(15)	2
JNL Multi-Manager International Small Cap Fund
Forward Foreign Currency Contracts	(3)	—	—	—
JNL/Causeway International Value Select Fund
Forward Foreign Currency Contracts	(27)	7	(4)	3
JNL/JPMorgan Hedged Equity Fund
Futures/Futures Options Contracts	(149)	—	—	—
Purchased Options	16,777	—	—	—
Written Options	(17,280)	—	—	—
JNL/Lazard International Strategic Equity Fund
Forward Foreign Currency Contracts	12	1	—	1
JNL/Loomis Sayles Global Growth Fund
Forward Foreign Currency Contracts	5	—	—	—
JNL/Lord Abbett Short Duration Income Fund
Futures/Futures Options Contracts	643	—	—	—
JNL/Morningstar Wide Moat Index Fund
Futures/Futures Options Contracts	(71)	—	—	—
JNL/Western Asset Global Multi-Sector Bond Fund
Futures/Futures Options Contracts	(457)	—	—	—
Forward Foreign Currency Contracts	(3,530)	669	(898)	(229)
Purchased Options	62	—	(48)	(48)
JNL/William Blair International Leaders Fund
Forward Foreign Currency Contracts	(3)	—	—	—

As of December 31, 2022, for Funds treated as RICs, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/Mellon International Index Fund	—	—	17,037	(73,381)
JNL iShares Tactical Growth Fund	5,887	4,675	5,977	—
JNL iShares Tactical Moderate Fund	4,599	—	(12,163)	(1,012)
JNL iShares Tactical Moderate Growth Fund	6,727	6,034	(1,309)	—
JNL International Index Fund	63,488	—	(537)	(15,888)
JNL Multi-Manager Emerging Markets Equity Fund	14,164	—	(127,051)	(44,237)
JNL Multi-Manager International Small Cap Fund	18,054	—	(142,544)	(85,300)
JNL/Baillie Gifford International Growth Fund	—	—	(481,866)	(95,807)
JNL/Causeway International Value Select Fund	28,690	—	(66,734)	(1,066)
JNL/DFA International Core Equity Fund	5,214	—	(13,852)	(11,423)
JNL/Harris Oakmark Global Equity Fund	11,609	6,680	(24,716)	—
JNL/Heitman U.S. Focused Real Estate Fund	4,651	—	(28,738)	(8,977)
JNL/JPMorgan Hedged Equity Fund	4,531	56,090	16,240	—
JNL/Lazard International Strategic Equity Fund	6,812	—	(14,943)	(15,672)
JNL/Loomis Sayles Global Growth Fund	918	21,799	(41,753)	(4,496)
JNL/Lord Abbett Short Duration Income Fund	22,423	—	(33,933)	(27,961)
JNL/Morningstar PitchBook Listed Private Equity Index Fund	—	—	(3,005)	(87)
JNL/Morningstar Wide Moat Index Fund	10,820	49,964	(80,109)	—
JNL/WCM China Quality Growth Fund	—	—	(16)	—
JNL/WCM Focused International Equity Fund	—	205,016	136,692	—
JNL/Western Asset Global Multi-Sector Bond Fund	—	—	(39,113)	(208,945)

JNL Series Trust

Notes to Financial Statements

December 31, 2022

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/William Blair International Leaders Fund	236	—	(59,738)	(8,771)
JNL/WMC Government Money Market Fund	7,854	—	(7,947)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid by the Funds treated as RICs (in thousands) during the Funds' fiscal year ended December 31, 2022 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
JNL/Mellon International Index Fund	29,995	27,232	—
JNL iShares Tactical Growth Fund	8,914	15,104	—
JNL iShares Tactical Moderate Fund	5,141	7,886	—
JNL iShares Tactical Moderate Growth Fund	7,095	13,649	—
JNL International Index Fund	60,153	14,088	—
JNL Multi-Manager Emerging Markets Equity Fund	86,197	—	—
JNL Multi-Manager International Small Cap Fund	39,674	56,832	—
JNL/Baillie Gifford International Growth Fund	26,887	—	—
JNL/Causeway International Value Select Fund	20,854	—	—
JNL/DFA International Core Equity Fund	7,101	15,369	—
JNL/Harris Oakmark Global Equity Fund	16,481	—	—
JNL/Heitman U.S. Focused Real Estate Fund	22,932	16,519	—
JNL/JPMorgan Hedged Equity Fund	2,748	—	—
JNL/Lazard International Strategic Equity Fund	14,813	12,808	—
JNL/Loomis Sayles Global Growth Fund	57	—	—
JNL/Lord Abbett Short Duration Income Fund	8,046	638	—
JNL/Morningstar Wide Moat Index Fund	118,702	53,715	—
JNL/WCM Focused International Equity Fund	—	245,099	—
JNL/William Blair International Leaders Fund	16,036	124,218	—
JNL/WMC Government Money Market Fund	21,811	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the fiscal year ended December 31, 2022.

The tax character of distributions paid by the Funds treated as RICs (in thousands) during the Funds’ fiscal year ended December 31, 2021 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
JNL iShares Tactical Growth Fund	3,347	7,811	—
JNL iShares Tactical Moderate Fund	2,620	3,420	—
JNL iShares Tactical Moderate Growth Fund	4,095	6,899	—
JNL Multi-Manager Emerging Markets Equity Fund	22,638	—	—
JNL Multi-Manager International Small Cap Fund	2,968	6,227	—
JNL/Causeway International Value Select Fund	20,328	—	—
JNL/DFA International Core Equity Fund	2,035	501	—
JNL/Harris Oakmark Global Equity Fund	9,429	—	—
JNL/Heitman U.S. Focused Real Estate Fund	2,951	—	—
JNL/JPMorgan Hedged Equity Fund	4,317	—	—
JNL/Lazard International Strategic Equity Fund	2,407	1,437	—
JNL/Loomis Sayles Global Growth Fund	—	18,469	—
JNL/Lord Abbett Short Duration Income Fund	2,853	—	—
JNL/Mellon World Index Fund	4,946	2,060	—
JNL/Morningstar Wide Moat Index Fund	55,522	45,961	—
JNL/WCM Focused International Equity Fund	14,743	167,027	—
JNL/William Blair International Leaders Fund	14,123	21,828	—
JNL/WMC Government Money Market Fund	15	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2019, 2020, 2021 and 2022, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2022.

JNL Series Trust

Notes to Financial Statements

December 31, 2022

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there were no events that require adjustments to the financials statements or disclosure in the Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
JNL Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the Funds listed in the Appendix (the Funds), each a series within JNL Series Trust, including the schedules of investments as of December 31, 2022, the related statements of operations for the year (or period since commencement of operations listed in the Appendix) then ended, the statement of cash flows with respect to JNL/PIMCO Real Return Fund for the year then ended, the statements of changes in net assets for each of the years (or period since commencement of operations listed in the Appendix) in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year (or period since commencement of operations listed in the Appendix) then ended, JNL/PIMCO Real Return Fund’s cash flows for the year then ended, the changes in their net assets for each of the years (or period since commencement of operations listed in the Appendix) in the two-year period then ended, and the financial highlights, for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with custodians, transfer agents, agent banks and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2001.

Chicago, Illinois
February 23, 2023

Appendix

List of Funds

JNL/American Funds Balanced Fund
JNL/American Funds Bond Fund of America Fund (commencement of operations April 26, 2021)
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Capital World Bond Fund
JNL/American Funds Global Growth Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/American Funds Washington Mutual Investors Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon International Index Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon Small Cap Index Fund
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund

JNL iShares Tactical Moderate Growth Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL Bond Index Fund (commencement of operations April 26, 2021)
JNL Emerging Markets Index Fund (commencement of operations April 26, 2021)
JNL International Index Fund (commencement of operations April 26, 2021)
JNL Mid Cap Index Fund (commencement of operations April 26, 2021)
JNL Small Cap Index Fund (commencement of operations April 26, 2021)
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Emerging Markets Equity Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL Multi-Manager U.S. Select Equity Fund (commencement of operations November 15, 2022)
JNL S&P 500 Index Fund
JNL/AB Sustainable Global Thematic Fund (commencement of operations April 25, 2022)
JNL/AQR Large Cap Defensive Style Fund
JNL/Baillie Gifford International Growth Fund
JNL/Baillie Gifford U.S. Equity Growth Fund (commencement of operations April 26, 2021)
JNL/Blackrock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/DFA International Core Equity Fund
JNL/DFA U.S. Core Equity Fund
JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine Core Fixed Income Fund
JNL/DoubleLine Emerging Markets Fixed Income Fund
JNL/DoubleLine Shiller Enhanced CAPE Fund

JNL/DoubleLine Total Return Fund
JNL/Fidelity Institutional Asset Management Total Bond Fund
JNL/First Sentier Global Infrastructure Fund
JNL/Franklin Templeton Income Fund
JNL/Goldman Sachs 4 Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/JPMorgan U.S. Value Fund
JNL/Lazard International Strategic Equity Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Lord Abbett Short Duration Income Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 500 Index Fund

JNL/Mellon U.S. Stock Market Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Mellon World Index Fund
JNL/MFS Mid Cap Value Fund
JNL/Morningstar PitchBook Listed Private Equity Index Fund (commencement of operations April 26, 2021)
JNL/Morningstar U.S. Sustainability Index Fund (formerly, JNL/Mellon MSCI KLD 400 Social Index Fund)
JNL/Morningstar Wide Moat Index Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/Neuberger Berman Gold Plus Strategy Fund (commencement of operations April 25, 2022)
JNL/Neuberger Berman Strategic Income Fund
JNL/Newton Equity Income Fund (formerly, JNL/Mellon Equity Income Fund)
JNL/PIMCO Income Fund
JNL/PIMCO Investment Grade Credit Bond Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Total Return Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund
JNL/T. Rowe Price Value Fund
JNL/WCM China Quality Growth Fund (commencement of operations April 25, 2022)
JNL/WCM Focused International Equity Fund
JNL/Westchester Capital Event Driven Fund
JNL/Western Asset Global Multi-Sector Bond Fund (formerly, JNL/Franklin Templeton Global Multisector Bond Fund)

JNL/William Blair International Leaders Fund (formerly, JNL/Invesco International Growth Fund)
JNL/WMC Balanced Fund
JNL/WMC Equity Income Fund
JNL/WMC Global Real Estate Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The annualized expense ratios for the Funds of Funds do not include expenses of the Funds of Funds' Underlying Funds. The annualized expense ratios for the Master Funds include the expenses of both the Master and Feeder Fund. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL/American Funds Balanced Fund
Class A	0.91	1,000.00	1,027.60	4.65	1,000.00	1,020.62	4.63
Class I	0.61	1,000.00	1,029.20	3.12	1,000.00	1,022.13	3.11
JNL/American Funds Bond Fund of America Fund
Class A	0.81	1,000.00	971.30	4.02	1,000.00	1,021.12	4.13
Class I	0.51	1,000.00	972.60	2.54	1,000.00	1,022.63	2.60
JNL/American Funds Capital Income Builder Fund
Class A	0.94	1,000.00	1,027.00	4.80	1,000.00	1,020.47	4.79
Class I	0.64	1,000.00	1,028.30	3.27	1,000.00	1,021.98	3.26
JNL/American Funds Capital World Bond Fund
Class A	1.05	1,000.00	980.70	5.24	1,000.00	1,019.91	5.35
Class I	0.75	1,000.00	982.00	3.75	1,000.00	1,021.42	3.82
JNL/American Funds Global Growth Fund
Class A	1.11	1,000.00	1,042.20	5.71	1,000.00	1,019.61	5.65
Class I	0.81	1,000.00	1,043.70	4.17	1,000.00	1,021.12	4.13
JNL/American Funds Global Small Capitalization Fund
Class A	1.28	1,000.00	1,034.80	6.56	1,000.00	1,018.75	6.51
Class I	0.98	1,000.00	1,037.20	5.03	1,000.00	1,020.27	4.99
JNL/American Funds Growth Fund
Class A	0.91	1,000.00	997.80	4.58	1,000.00	1,020.62	4.63
Class I	0.61	1,000.00	999.40	3.07	1,000.00	1,022.13	3.11
JNL/American Funds Growth-Income Fund
Class A	0.92	1,000.00	1,039.20	4.73	1,000.00	1,020.57	4.69
Class I	0.62	1,000.00	1,040.50	3.19	1,000.00	1,022.08	3.16
JNL/American Funds International Fund
Class A	1.17	1,000.00	1,022.50	5.96	1,000.00	1,019.31	5.96
Class I	0.87	1,000.00	1,023.50	4.44	1,000.00	1,020.82	4.43
JNL/American Funds New World Fund
Class A	1.26	1,000.00	1,020.60	6.42	1,000.00	1,018.85	6.41
Class I	0.96	1,000.00	1,022.30	4.89	1,000.00	1,020.37	4.89
JNL/American Funds Washington Mutual Investors Fund
Class A	0.92	1,000.00	1,049.30	4.75	1,000.00	1,020.57	4.69
Class I	0.62	1,000.00	1,050.80	3.20	1,000.00	1,022.08	3.16
JNL/Mellon Bond Index Fund
Class A	0.56	1,000.00	966.40	2.78	1,000.00	1,022.38	2.85
Class I	0.26	1,000.00	967.90	1.29	1,000.00	1,023.89	1.33

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL/Mellon Emerging Markets Index Fund
Class A	0.73	1,000.00	968.20	3.62	1,000.00	1,021.53	3.72
Class I	0.38	1,000.00	970.40	1.89	1,000.00	1,023.29	1.94
JNL/Mellon International Index Fund
Class A	0.61	1,000.00	1,063.70	3.17	1,000.00	1,022.13	3.11
Class I	0.31	1,000.00	1,066.00	1.61	1,000.00	1,023.64	1.58
JNL/Mellon S&P 400 MidCap Index Fund
Class A	0.56	1,000.00	1,077.00	2.93	1,000.00	1,022.38	2.85
Class I	0.26	1,000.00	1,078.90	1.36	1,000.00	1,023.89	1.33
JNL/Mellon Small Cap Index Fund
Class A	0.56	1,000.00	1,031.80	2.87	1,000.00	1,022.38	2.85
Class I	0.26	1,000.00	1,033.40	1.33	1,000.00	1,023.89	1.33
JNL Aggressive Growth Allocation Fund
Class A	0.45	1,000.00	1,024.70	2.30	1,000.00	1,022.94	2.29
Class I	0.15	1,000.00	1,025.60	0.77	1,000.00	1,024.45	0.77
JNL Conservative Allocation Fund
Class A	0.47	1,000.00	995.20	2.36	1,000.00	1,022.84	2.40
Class I	0.17	1,000.00	996.90	0.86	1,000.00	1,024.35	0.87
JNL Growth Allocation Fund
Class A	0.44	1,000.00	1,020.20	2.24	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	1,021.70	0.71	1,000.00	1,024.50	0.71
JNL Moderate Allocation Fund
Class A	0.44	1,000.00	1,004.10	2.22	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	1,005.40	0.71	1,000.00	1,024.50	0.71
JNL Moderate Growth Allocation Fund
Class A	0.44	1,000.00	1,013.30	2.23	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	1,015.00	0.71	1,000.00	1,024.50	0.71
JNL/American Funds Growth Allocation Fund
Class A	0.63	1,000.00	1,022.90	3.21	1,000.00	1,022.03	3.21
Class I	0.33	1,000.00	1,025.00	1.68	1,000.00	1,023.54	1.68
JNL/American Funds Moderate Growth Allocation Fund
Class A	0.64	1,000.00	1,013.50	3.25	1,000.00	1,021.98	3.26
Class I	0.34	1,000.00	1,015.00	1.73	1,000.00	1,023.49	1.73
JNL/Goldman Sachs Managed Aggressive Growth Fund
Class A	0.44	1,000.00	1,014.20	2.23	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	1,015.80	0.71	1,000.00	1,024.50	0.71

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL/Goldman Sachs Managed Conservative Fund
Class A	0.46	1,000.00	990.80	2.31	1,000.00	1,022.89	2.35
Class I	0.16	1,000.00	993.00	0.80	1,000.00	1,024.40	0.82
JNL/Goldman Sachs Managed Growth Fund
Class A	0.43	1,000.00	1,010.70	2.18	1,000.00	1,023.04	2.19
Class I	0.13	1,000.00	1,011.80	0.66	1,000.00	1,024.55	0.66
JNL/Goldman Sachs Managed Moderate Fund
Class A	0.43	1,000.00	999.40	2.17	1,000.00	1,023.04	2.19
Class I	0.13	1,000.00	1,000.60	0.66	1,000.00	1,024.55	0.66
JNL/Goldman Sachs Managed Moderate Growth Fund
Class A	0.44	1,000.00	1,004.40	2.22	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	1,005.80	0.71	1,000.00	1,024.50	0.71
JNL iShares Tactical Growth Fund
Class A	0.65	1,000.00	1,016.10	3.30	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	1,017.30	1.78	1,000.00	1,023.44	1.79
JNL iShares Tactical Moderate Fund
Class A	0.65	1,000.00	999.20	3.28	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	1,001.40	1.77	1,000.00	1,023.44	1.79
JNL iShares Tactical Moderate Growth Fund
Class A	0.65	1,000.00	1,008.20	3.29	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	1,010.10	1.77	1,000.00	1,023.44	1.79
JNL/Vanguard Growth ETF Allocation Fund
Class A	0.64	1,000.00	1,015.00	3.25	1,000.00	1,021.98	3.26
Class I	0.22	1,000.00	1,017.80	1.12	1,000.00	1,024.10	1.12
JNL/Vanguard Moderate ETF Allocation Fund
Class A	0.65	1,000.00	999.10	3.28	1,000.00	1,021.93	3.31
Class I	0.22	1,000.00	1,000.90	1.11	1,000.00	1,024.10	1.12
JNL/Vanguard Moderate Growth ETF Allocation Fund
Class A	0.65	1,000.00	1,005.80	3.29	1,000.00	1,021.93	3.31
Class I	0.23	1,000.00	1,007.30	1.16	1,000.00	1,024.05	1.17
JNL Bond Index Fund
Class I	0.07	1,000.00	969.00	0.35	1,000.00	1,024.85	0.36
JNL Emerging Markets Index Fund
Class I	0.18	1,000.00	971.50	0.89	1,000.00	1,024.30	0.92

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL International Index Fund
Class I	0.10	1,000.00	1,066.70	0.52	1,000.00	1,024.70	0.51
JNL Mid Cap Index Fund
Class I	0.10	1,000.00	1,079.80	0.52	1,000.00	1,024.70	0.51
JNL Small Cap Index Fund
Class I	0.10	1,000.00	1,034.20	0.51	1,000.00	1,024.70	0.51
JNL Multi-Manager Alternative Fund
Class A	2.23	1,000.00	1,012.40	11.31	1,000.00	1,013.96	11.32
Class I	1.93	1,000.00	1,013.20	9.79	1,000.00	1,015.48	9.80
JNL Multi-Manager Emerging Markets Equity Fund
Class A	1.21	1,000.00	982.60	6.05	1,000.00	1,019.11	6.16
Class I	0.91	1,000.00	983.80	4.55	1,000.00	1,020.62	4.63
JNL Multi-Manager International Small Cap Fund
Class A	1.21	1,000.00	1,035.90	6.21	1,000.00	1,019.11	6.16
Class I	0.91	1,000.00	1,037.70	4.67	1,000.00	1,020.62	4.63
JNL Multi-Manager Mid Cap Fund
Class A	1.06	1,000.00	1,040.70	5.45	1,000.00	1,019.86	5.40
Class I	0.76	1,000.00	1,042.10	3.91	1,000.00	1,021.37	3.87
JNL Multi-Manager Small Cap Growth Fund
Class A	0.96	1,000.00	1,027.20	4.91	1,000.00	1,020.37	4.89
Class I	0.66	1,000.00	1,028.40	3.37	1,000.00	1,021.88	3.36
JNL Multi-Manager Small Cap Value Fund
Class A	1.05	1,000.00	1,047.00	5.42	1,000.00	1,019.91	5.35
Class I	0.75	1,000.00	1,048.40	3.87	1,000.00	1,021.42	3.82
JNL Multi-Manager U.S. Select Equity Fund
Class A*	1.11	1,000.00	977.00	1.41	1,000.00	1,019.61	5.65
Class I*	0.71	1,000.00	978.00	0.90	1,000.00	1,021.63	3.62
JNL S&P 500 Index Fund
Class I	0.09	1,000.00	1,023.30	0.46	1,000.00	1,024.75	0.46
JNL/AB Sustainable Global Thematic Fund
Class A	1.15	1,000.00	1,040.10	5.91	1,000.00	1,019.41	5.85
Class I	0.85	1,000.00	1,042.30	4.38	1,000.00	1,020.92	4.33
JNL/AQR Large Cap Defensive Style Fund
Class A	0.85	1,000.00	1,054.50	4.40	1,000.00	1,020.92	4.33
Class I	0.55	1,000.00	1,056.40	2.85	1,000.00	1,022.43	2.80

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL/Baillie Gifford International Growth Fund
Class A	0.98	1,000.00	992.70	4.92	1,000.00	1,020.27	4.99
Class I	0.68	1,000.00	993.80	3.42	1,000.00	1,021.78	3.47
JNL/Baillie Gifford U.S. Equity Growth Fund
Class A	0.95	1,000.00	975.20	4.73	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	975.30	3.24	1,000.00	1,021.93	3.31
JNL/BlackRock Global Allocation Fund
Class A	1.03	1,000.00	1,010.50	5.22	1,000.00	1,020.01	5.24
Class I	0.73	1,000.00	1,011.70	3.70	1,000.00	1,021.53	3.72
JNL/BlackRock Global Natural Resources Fund
Class A	0.97	1,000.00	1,158.80	5.28	1,000.00	1,020.32	4.94
Class I	0.67	1,000.00	1,161.10	3.65	1,000.00	1,021.83	3.41
JNL/BlackRock Large Cap Select Growth Fund
Class A	0.87	1,000.00	937.20	4.25	1,000.00	1,020.82	4.43
Class I	0.57	1,000.00	938.80	2.79	1,000.00	1,022.33	2.91
JNL/Causeway International Value Select Fund
Class A	0.97	1,000.00	1,081.90	5.09	1,000.00	1,020.32	4.94
Class I	0.67	1,000.00	1,083.40	3.52	1,000.00	1,021.83	3.41
JNL/ClearBridge Large Cap Growth Fund
Class A	0.94	1,000.00	987.00	4.71	1,000.00	1,020.47	4.79
Class I	0.64	1,000.00	988.50	3.21	1,000.00	1,021.98	3.26
JNL/DFA International Core Equity Fund
Class A	0.90	1,000.00	1,061.70	4.68	1,000.00	1,020.67	4.58
Class I	0.55	1,000.00	1,063.80	2.86	1,000.00	1,022.43	2.80
JNL/DFA U.S. Core Equity Fund
Class A	0.80	1,000.00	1,041.60	4.12	1,000.00	1,021.17	4.08
Class I	0.45	1,000.00	1,043.60	2.32	1,000.00	1,022.94	2.29
JNL/DFA U.S. Small Cap Fund
Class A	0.99	1,000.00	1,064.10	5.15	1,000.00	1,020.21	5.04
Class I	0.64	1,000.00	1,065.60	3.33	1,000.00	1,021.98	3.26
JNL/DoubleLine Core Fixed Income Fund
Class A	0.77	1,000.00	968.40	3.82	1,000.00	1,021.32	3.92
Class I	0.47	1,000.00	969.50	2.33	1,000.00	1,022.84	2.40
JNL/DoubleLine Emerging Markets Fixed Income Fund
Class A	1.07	1,000.00	1,003.80	5.40	1,000.00	1,019.81	5.45
Class I	0.77	1,000.00	1,005.80	3.89	1,000.00	1,021.32	3.92

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL/DoubleLine Shiller Enhanced CAPE Fund
Class A	1.00	1,000.00	990.70	5.02	1,000.00	1,020.16	5.09
Class I	0.70	1,000.00	991.90	3.51	1,000.00	1,021.68	3.57
JNL/DoubleLine Total Return Fund
Class A	0.82	1,000.00	951.60	4.03	1,000.00	1,021.07	4.18
Class I	0.52	1,000.00	953.00	2.56	1,000.00	1,022.58	2.65
JNL/Fidelity Institutional Asset Management Total Bond Fund
Class A	0.79	1,000.00	979.90	3.94	1,000.00	1,021.22	4.02
Class I	0.49	1,000.00	981.20	2.45	1,000.00	1,022.74	2.50
JNL/First Sentier Global Infrastructure Fund
Class A	1.15	1,000.00	1,000.00	5.80	1,000.00	1,019.41	5.85
Class I	0.85	1,000.00	1,001.80	4.29	1,000.00	1,020.92	4.33
JNL/Franklin Templeton Income Fund
Class A	0.93	1,000.00	1,029.30	4.76	1,000.00	1,020.52	4.74
Class I	0.63	1,000.00	1,030.30	3.22	1,000.00	1,022.03	3.21
JNL/Goldman Sachs 4 Fund
Class A	0.69	1,000.00	1,069.50	3.60	1,000.00	1,021.73	3.52
Class I	0.39	1,000.00	1,070.60	2.04	1,000.00	1,023.24	1.99
JNL/GQG Emerging Markets Equity Fund
Class A	1.36	1,000.00	959.70	6.72	1,000.00	1,018.35	6.92
Class I	1.06	1,000.00	961.10	5.24	1,000.00	1,019.86	5.40
JNL/Harris Oakmark Global Equity Fund
Class A	1.14	1,000.00	1,023.90	5.82	1,000.00	1,019.46	5.80
Class I	0.84	1,000.00	1,024.10	4.29	1,000.00	1,020.97	4.28
JNL/Heitman U.S. Focused Real Estate Fund
Class A	1.10	1,000.00	910.20	5.30	1,000.00	1,019.66	5.60
Class I	0.80	1,000.00	911.50	3.85	1,000.00	1,021.17	4.08
JNL/Invesco Diversified Dividend Fund
Class A	0.98	1,000.00	1,065.70	5.10	1,000.00	1,020.27	4.99
Class I	0.68	1,000.00	1,067.10	3.54	1,000.00	1,021.78	3.47
JNL/Invesco Global Growth Fund
Class A	0.95	1,000.00	998.40	4.79	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	1,000.00	3.28	1,000.00	1,021.93	3.31
JNL/Invesco Small Cap Growth Fund
Class A	1.05	1,000.00	1,046.00	5.41	1,000.00	1,019.91	5.35
Class I	0.75	1,000.00	1,047.40	3.87	1,000.00	1,021.42	3.82

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL/JPMorgan Global Allocation Fund
Class A	1.06	1,000.00	999.20	5.34	1,000.00	1,019.86	5.40
Class I	0.76	1,000.00	1,000.80	3.83	1,000.00	1,021.37	3.87
JNL/JPMorgan Hedged Equity Fund
Class A	0.96	1,000.00	1,014.20	4.87	1,000.00	1,020.37	4.89
Class I	0.66	1,000.00	1,016.20	3.35	1,000.00	1,021.88	3.36
JNL/JPMorgan MidCap Growth Fund
Class A	0.89	1,000.00	1,042.50	4.58	1,000.00	1,020.72	4.53
Class I	0.59	1,000.00	1,043.90	3.04	1,000.00	1,022.23	3.01
JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A	0.69	1,000.00	966.70	3.42	1,000.00	1,021.73	3.52
Class I	0.39	1,000.00	968.00	1.93	1,000.00	1,023.24	1.99
JNL/JPMorgan U.S. Value Fund
Class A	0.89	1,000.00	1,084.40	4.68	1,000.00	1,020.72	4.53
Class I	0.59	1,000.00	1,086.30	3.10	1,000.00	1,022.23	3.01
JNL/Lazard International Strategic Equity Fund
Class A	1.12	1,000.00	1,031.30	5.73	1,000.00	1,019.56	5.70
Class I	0.82	1,000.00	1,033.40	4.20	1,000.00	1,021.07	4.18
JNL/Loomis Sayles Global Growth Fund
Class A	1.00	1,000.00	1,020.80	5.09	1,000.00	1,020.16	5.09
Class I	0.70	1,000.00	1,023.40	3.57	1,000.00	1,021.68	3.57
JNL/Lord Abbett Short Duration Income Fund
Class A	0.80	1,000.00	998.30	4.03	1,000.00	1,021.17	4.08
Class I	0.50	1,000.00	999.30	2.52	1,000.00	1,022.68	2.55
JNL/Mellon Communication Services Sector Fund
Class A	0.66	1,000.00	858.70	3.09	1,000.00	1,021.88	3.36
Class I	0.31	1,000.00	859.70	1.45	1,000.00	1,023.64	1.58
JNL/Mellon Consumer Discretionary Sector Fund
Class A	0.64	1,000.00	962.00	3.17	1,000.00	1,021.98	3.26
Class I	0.29	1,000.00	963.50	1.44	1,000.00	1,023.74	1.48
JNL/Mellon Consumer Staples Sector Fund
Class A	0.65	1,000.00	1,043.40	3.35	1,000.00	1,021.93	3.31
Class I	0.30	1,000.00	1,045.50	1.55	1,000.00	1,023.69	1.53
JNL/Mellon Dow Index Fund
Class A	0.65	1,000.00	1,085.10	3.42	1,000.00	1,021.93	3.31
Class I	0.30	1,000.00	1,087.20	1.58	1,000.00	1,023.69	1.53

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL/Mellon Energy Sector Fund
Class A	0.64	1,000.00	1,244.10	3.62	1,000.00	1,021.98	3.26
Class I	0.29	1,000.00	1,246.00	1.64	1,000.00	1,023.74	1.48
JNL/Mellon Financial Sector Fund
Class A	0.64	1,000.00	1,087.40	3.37	1,000.00	1,021.98	3.26
Class I	0.29	1,000.00	1,089.30	1.53	1,000.00	1,023.74	1.48
JNL/Mellon Healthcare Sector Fund
Class A	0.63	1,000.00	1,059.80	3.27	1,000.00	1,022.03	3.21
Class I	0.28	1,000.00	1,061.90	1.46	1,000.00	1,023.79	1.43
JNL/Mellon Industrials Sector Fund
Class A	0.66	1,000.00	1,124.70	3.53	1,000.00	1,021.88	3.36
Class I	0.31	1,000.00	1,126.40	1.66	1,000.00	1,023.64	1.58
JNL/Mellon Information Technology Sector Fund
Class A	0.62	1,000.00	972.30	3.08	1,000.00	1,022.08	3.16
Class I	0.27	1,000.00	973.80	1.34	1,000.00	1,023.84	1.38
JNL/Mellon Materials Sector Fund
Class A	0.66	1,000.00	1,084.70	3.47	1,000.00	1,021.88	3.36
Class I	0.31	1,000.00	1,087.10	1.63	1,000.00	1,023.64	1.58
JNL/Mellon Nasdaq 100 Index Fund
Class A	0.65	1,000.00	952.20	3.20	1,000.00	1,021.93	3.31
Class I	0.30	1,000.00	954.10	1.48	1,000.00	1,023.69	1.53
JNL/Mellon Real Estate Sector Fund
Class A	0.66	1,000.00	931.20	3.21	1,000.00	1,021.88	3.36
Class I	0.31	1,000.00	932.80	1.51	1,000.00	1,023.64	1.58
JNL/Mellon S&P 500 Index Fund
Class A	0.52	1,000.00	1,020.60	2.65	1,000.00	1,022.58	2.65
Class I	0.22	1,000.00	1,021.90	1.12	1,000.00	1,024.10	1.12
JNL/Mellon U.S. Stock Market Index Fund
Class A	0.60	1,000.00	1,020.00	3.05	1,000.00	1,022.18	3.06
Class I	0.30	1,000.00	1,021.60	1.53	1,000.00	1,023.69	1.53
JNL/Mellon Utilities Sector Fund
Class A	0.65	1,000.00	1,021.20	3.31	1,000.00	1,021.93	3.31
Class I	0.30	1,000.00	1,023.00	1.53	1,000.00	1,023.69	1.53
JNL/Mellon World Index Fund
Class A	0.65	1,000.00	1,029.60	3.33	1,000.00	1,021.93	3.31
Class I	0.30	1,000.00	1,031.40	1.54	1,000.00	1,023.69	1.53

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL/MFS Mid Cap Value Fund
Class A	0.95	1,000.00	1,069.00	4.95	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	1,070.40	3.39	1,000.00	1,021.93	3.31
JNL/Morningstar PitchBook Listed Private Equity Index Fund
Class A	0.71	1,000.00	1,014.10	3.60	1,000.00	1,021.63	3.62
Class I	0.41	1,000.00	1,015.30	2.08	1,000.00	1,023.14	2.09
JNL/Morningstar U.S. Sustainability Index Fund
Class A	0.72	1,000.00	1,032.10	3.69	1,000.00	1,021.58	3.67
Class I	0.36	1,000.00	1,033.40	1.85	1,000.00	1,023.39	1.84
JNL/Morningstar Wide Moat Index Fund
Class A	0.76	1,000.00	1,030.20	3.89	1,000.00	1,021.37	3.87
Class I	0.46	1,000.00	1,031.70	2.36	1,000.00	1,022.89	2.35
JNL/Neuberger Berman Commodity Strategy Fund
Class A	0.91	1,000.00	1,003.00	4.59	1,000.00	1,020.62	4.63
Class I	0.61	1,000.00	1,004.80	3.08	1,000.00	1,022.13	3.11
JNL/Neuberger Berman Gold Plus Strategy Fund
Class A	1.19	1,000.00	1,005.40	6.02	1,000.00	1,019.21	6.06
Class I	0.79	1,000.00	1,007.60	4.00	1,000.00	1,021.22	4.02
JNL/Neuberger Berman Strategic Income Fund
Class A	0.94	1,000.00	1,014.70	4.77	1,000.00	1,020.47	4.79
Class I	0.64	1,000.00	1,016.30	3.25	1,000.00	1,021.98	3.26
JNL/Newton Equity Income Fund
Class A	0.90	1,000.00	1,109.40	4.79	1,000.00	1,020.67	4.58
Class I	0.60	1,000.00	1,111.00	3.19	1,000.00	1,022.18	3.06
JNL/PIMCO Income Fund
Class A	0.94	1,000.00	1,019.70	4.79	1,000.00	1,020.47	4.79
Class I	0.64	1,000.00	1,021.40	3.26	1,000.00	1,021.98	3.26
JNL/PIMCO Investment Grade Credit Bond Fund
Class A	0.86	1,000.00	989.30	4.31	1,000.00	1,020.87	4.38
Class I	0.56	1,000.00	991.20	2.81	1,000.00	1,022.38	2.85
JNL/PIMCO Real Return Fund
Class A	0.94	1,000.00	967.00	4.66	1,000.00	1,020.47	4.79
Class I	0.64	1,000.00	968.60	3.18	1,000.00	1,021.98	3.26
JNL/PPM America Floating Rate Income Fund
Class A	0.86	1,000.00	1,027.40	4.39	1,000.00	1,020.87	4.38
Class I	0.56	1,000.00	1,028.90	2.86	1,000.00	1,022.38	2.85

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL/PPM America High Yield Bond Fund
Class A	0.74	1,000.00	1,033.30	3.79	1,000.00	1,021.48	3.77
Class I	0.44	1,000.00	1,035.20	2.26	1,000.00	1,022.99	2.24
JNL/PPM America Total Return Fund
Class A	0.78	1,000.00	979.30	3.89	1,000.00	1,021.27	3.97
Class I	0.48	1,000.00	981.90	2.40	1,000.00	1,022.79	2.45
JNL/RAFI Fundamental U.S. Small Cap Fund
Class A	0.67	1,000.00	1,047.60	3.46	1,000.00	1,021.83	3.41
Class I	0.32	1,000.00	1,049.90	1.65	1,000.00	1,023.59	1.63
JNL/RAFI Multi-Factor U.S. Equity Fund
Class A	0.67	1,000.00	1,067.90	3.49	1,000.00	1,021.83	3.41
Class I	0.37	1,000.00	1,069.60	1.93	1,000.00	1,023.34	1.89
JNL/T. Rowe Price Balanced Fund
Class A	1.00	1,000.00	1,002.10	5.05	1,000.00	1,020.16	5.09
Class I	0.70	1,000.00	1,003.50	3.53	1,000.00	1,021.68	3.57
JNL/T. Rowe Price Capital Appreciation Fund
Class A	0.96	1,000.00	1,027.90	4.91	1,000.00	1,020.37	4.89
Class I	0.66	1,000.00	1,029.50	3.38	1,000.00	1,021.88	3.36
JNL/T. Rowe Price Established Growth Fund
Class A	0.83	1,000.00	949.00	4.08	1,000.00	1,021.02	4.23
Class I	0.53	1,000.00	950.60	2.61	1,000.00	1,022.53	2.70
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A	0.97	1,000.00	1,034.40	4.97	1,000.00	1,020.32	4.94
Class I	0.67	1,000.00	1,036.20	3.44	1,000.00	1,021.83	3.41
JNL/T. Rowe Price Short-Term Bond Fund
Class A	0.71	1,000.00	992.10	3.57	1,000.00	1,021.63	3.62
Class I	0.41	1,000.00	994.20	2.06	1,000.00	1,023.14	2.09
JNL/T. Rowe Price U.S. High Yield Fund
Class A	0.94	1,000.00	1,022.10	4.79	1,000.00	1,020.47	4.79
Class I	0.64	1,000.00	1,023.00	3.26	1,000.00	1,021.98	3.26
JNL/T. Rowe Price Value Fund
Class A	0.86	1,000.00	1,037.90	4.42	1,000.00	1,020.87	4.38
Class I	0.56	1,000.00	1,039.40	2.88	1,000.00	1,022.38	2.85
JNL/WCM China Quality Growth Fund
Class A	1.32	1,000.00	940.40	6.46	1,000.00	1,018.55	6.72
Class I	1.04	1,000.00	941.30	5.09	1,000.00	1,019.96	5.30

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2022

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/22($)	Ending Account Value 12/31/22($)	Expenses Paid During Period($)††
JNL/WCM Focused International Equity Fund
Class A	1.12	1,000.00	1,042.50	5.77	1,000.00	1,019.56	5.70
Class I	0.82	1,000.00	1,043.90	4.22	1,000.00	1,021.07	4.18
JNL/Westchester Capital Event Driven Fund
Class A	1.54	1,000.00	1,020.80	7.84	1,000.00	1,017.44	7.83
Class I	1.24	1,000.00	1,022.50	6.32	1,000.00	1,018.95	6.31
JNL/Western Asset Global Multi-Sector Bond Fund
Class A	0.98	1,000.00	1,021.60	4.99	1,000.00	1,020.27	4.99
Class I	0.68	1,000.00	1,022.70	3.47	1,000.00	1,021.78	3.47
JNL/William Blair International Leaders Fund
Class A	0.97	1,000.00	1,037.20	4.98	1,000.00	1,020.32	4.94
Class I	0.67	1,000.00	1,038.40	3.44	1,000.00	1,021.83	3.41
JNL/WMC Balanced Fund
Class A	0.71	1,000.00	1,020.20	3.62	1,000.00	1,021.63	3.62
Class I	0.41	1,000.00	1,022.00	2.09	1,000.00	1,023.14	2.09
JNL/WMC Equity Income Fund
Class A	0.89	1,000.00	1,069.50	4.64	1,000.00	1,020.72	4.53
Class I	0.59	1,000.00	1,071.10	3.08	1,000.00	1,022.23	3.01
JNL/WMC Global Real Estate Fund
Class A	1.03	1,000.00	936.00	5.03	1,000.00	1,020.01	5.24
Class I	0.73	1,000.00	936.70	3.56	1,000.00	1,021.53	3.72
JNL/WMC Government Money Market Fund
Class A	1.13	1,000.00	1,008.80	5.72	1,000.00	1,019.51	5.75
Class I	0.38	1,000.00	1,012.20	1.93	1,000.00	1,023.29	1.94
JNL/WMC Value Fund
Class A	0.78	1,000.00	1,059.30	4.05	1,000.00	1,021.27	3.97
Class I	0.48	1,000.00	1,060.80	2.49	1,000.00	1,022.79	2.45

† For Classes with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Classes with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 47/365 (to reflect the period since the Class’ inception).

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

* Class has less than 6-month’s operating history and the amounts reported in Expenses Using Actual Fund Return are not comparable to Expenses Using Hypothetical 5% Return.

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available without charge (1) by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), (2) by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of JNL Series Trust (“Trust”)

NAME, ADDRESS, AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Interested Trustee
Mark D. Nerud (56) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	132

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present, 12/2006 to 12/2020, 8/2014 to 12/2020, and 8/2012 to 7/2018); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present)

Other Directorships Held by Trustee During Past 5 Years: Interested Trustee/Manager of other investment companies advised by JNAM (4/2015 to 12/2020, 1/2007 to 12/2020, and 8/2012 to 7/2018)
Independent Trustees
Eric O. Anyah (55) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	132
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 12/2013 to 12/2020, and 12/2013 to 7/2018)
Michael J. Bouchard (66) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	132
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 4/2000 to 12/2020, and 8/2012 to 7/2018)
Ellen Carnahan (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	132
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director and Audit Committee Member (11/2016 to present), Governance Committee Member (11/2016 to 3/2018), and Compensation Committee Chair (3/2018 to present), Paylocity Holding Corporation; Director, Audit Committee Member, and Governance Committee Member (5/2015 to present) and Audit Committee Chair (3/2019 to present), ENOVA International Inc.; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 12/2013 to 12/2020, and 12/2013 to 7/2018)

John W. Gillespie (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	132

Principal Occupation(s) During Past 5 Years:

Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present); Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to 6/2018)

Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 12/2013 to 12/2020, and 12/2013 to 7/2018)
William R. Rybak (71) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	132
Principal Occupation(s) During Past 5 Years: Private investor (5/2000 to present); Board Member of various corporate boards (see below)

Trustees and Officers of JNL Series Trust (“Trust”)

NAME, ADDRESS, AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present) and Board Chair (2/2016 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present), Governance Committee Chair (2004 to 7/2019), and Audit Committee Chair (7/2019 to present), each of the Calamos Mutual Funds and Closed-End Funds; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 1/2007 to 12/2020, and 8/2012 to 7/2018)

Mark S. Wehrle (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	132
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to 12/2019); Retired Certified Public Accountant (1/2011 to present)

Other Directorships Held by Trustee During Past 5 Years:

Trustee, Delta Dental of Colorado (1/2012 to 12/2020); Trustee/Manager of other investment companies advised by JNAM and/or an affiliate of JNAM (1/2018 to 12/2020, 1/2018 to 7/2018, and 7/2013 to 12/2020)

Edward C. Wood (66) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2020 to present) Trustee [2] (12/2013 to present)	132
Principal Occupation(s) During Past 5 Years: None
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 12/2013 to 12/2020, and 12/2013 to 7/2018)
Patricia A. Woodworth (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	132

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, National Trust for Historic Preservation (3/2019 to 8/2020); Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (11/2007 to 8/2018)

Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 1/2007 to 12/2020, and 8/2012 to 7/2018)
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (39) 1 Corporate Way Lansing, MI 48951	Vice President (11/2022 to present) Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2022 to present); Deputy General Counsel of JNAM (8/2021 to present); Assistant Vice President of JNAM (2/2018 to 8/2022); Associate General Counsel of JNAM (3/2016 to 8/2021); Vice President of other investment companies advised by JNAM (11/2022 to present); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 3/2016 to 12/2020, 5/2012 to 12/2020, and 3/2016 to 7/2018); Assistant Secretary (1/2021 to 5/2022), Vice President (11/2017 to present), and Secretary (11/2017 to 2/2021 and 5/2022 to present) of an investment company advised by PPM America, Inc.

Garett J. Childs (43) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present)

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer of JNAM (8/2021 to present); Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to 8/2021); Vice President of other investment companies advised by JNAM (2/2019 to present and 2/2019 to 12/2020); Chief Risk Officer of JNAM (7/2016 to 2/2019); Assistant Vice President, Corporate Finance of JNAM (12/2013 to 2/2019)

Kelly L. Crosser (50) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Director, Legal of JNAM (12/2021 to present); Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to 12/2021); Assistant Secretary of other investment companies advised by JNAM (9/2007 to present, 9/2007 to 12/2020, 10/2011 to 12/2020, and 8/2012 to 7/2018)

Richard J. Gorman (57) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present and 8/2018 to 12/2020), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of the Oakmark Funds (6/2006 to 1/2018)

William P. Harding (48) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of other investment companies advised by JNAM (11/2012 to present, 11/2012 to 12/2020, 5/2014 to 12/2020, and 11/2012 to 7/2018)

Daniel W. Koors (52) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer & Chief Financial Officer (9/2016 to 6/2020)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (12/2006 to present, 12/2006 to 12/2020, 1/2018 to 12/2020, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to 6/2020, 9/2016 to 12/2020, 10/2011 to 12/2020, and 9/2016 to 7/2018); Principal Financial Officer (11/2017 to 1/2021), Treasurer (11/2017 to 1/2021), and Vice President (11/2017 to present) of an investment company advised by PPM America, Inc.

Kristen K. Leeman (47) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Regulatory Analyst of JNAM (5/2021 to present); Regulatory Analyst of JNAM (1/2018 to 5/2021); Assistant Secretary of other investment companies advised by JNAM (6/2012 to present, 6/2012 to 12/2020, 1/2018 to 12/2020, and 8/2012 to 7/2018)

Adam C. Lueck (40) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (12/2021 to present); Senior Attorney of JNAM (2/2018 to 12/2021); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present, 3/2018 to 12/2020, 12/2015 to 12/2020, and 1/2018 to 7/2018)

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Mia K. Nelson (40) 1 Corporate Way Lansing, MI 48951	Vice President (11/2022 to present) Assistant Vice President (8/2017 to 11/2022)

Principal Occupation(s) During Past 5 Years:

Vice President, Tax of JNAM (8/2022 to present); Assistant Vice President, Tax of JNAM (3/2017 to 8/2022); Vice President of other investment companies advised by JNAM (11/2022 to present); Assistant Vice President of other investment companies advised by JNAM (8/2017 to 11/2022, 8/2017 to 12/2020, 9/2017 to 12/2020, and 8/2017 to 7/2018)

Joseph B. O’Boyle (60) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Acting Chief Compliance Officer (5/2018 to 8/2018) Acting Anti-Money Laundering Officer (5/2018 to 8/2018)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present, 1/2018 to 12/2020, and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present)

Susan S. Rhee (51) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (2/2004 to present, 2/2004 to 12/2020, 10/2011 to 12/2020, and 8/2012 to 7/2018); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to 7/2022)

Andrew Tedeschi (57) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer (6/2020 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, JNAM (1/2019 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (6/2020 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (1/2021 to present); Controller, Fund Administration, Harris Associates L.P. (12/2007 to 12/2018); and Vice President (2/2008 to 12/2018), Treasurer (10/2018 to 12/2018), and Assistant Treasurer (2/2008 to 10/2018) of the Oakmark Funds

Trustees and Officers of JNL Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for their services as such for the 12-month period ended December 31, 2022:

	Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
	Eric O. Anyah	$377,324	$0	$0	$385,000	[2]
	Michael Bouchard	$352,823	$0	$0	$360,000
	Ellen Carnahan	$377,324	$0	$0	$385,000	[3]
	Michelle Engler[7]	$377,324	$0	$0	$385,000
	John Gillespie	$377,324	$0	$0	$385,000	[4]
	William R. Rybak	$352,823	$0	$0	$360,000
	Mark S. Wehrle	$382,225	$0	$0	$390,000	[5]
	Edward Wood	$455,729	$0	$0	$465,000	[6]
	Patricia Woodworth	$352,823	$0	$0	$360,000
[1]

The fees paid to the Independent Trustees are paid for combined service on the Boards of the JNL Series Trust and JNL Investors Series Trust (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $3,475,000.

[2]	Amount includes $385,000 deferred by Mr. Anyah.
[3]	Amount includes $192,500 deferred by Ms. Carnahan.
[4]	Amount includes $192,500 deferred by Mr. Gillespie.
[5]	Amount includes $78,200 deferred by Mr. Wehrle.
[6]	Amount includes $209,250 deferred by Mr. Wood.
[7]	Ms. Engler retired from service on the Board of the Fund Complex effective December 31, 2022.

The Statement of Additional Information includes additional information about the Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

JNL SERIES TRUST

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each a “Fund,” and collectively, the “Funds”) and, as required by law, determines annually whether to approve the Funds’ advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”), unitary fee agreement for its master funds (“Master Fund Advisory Agreement”), and sub-advisory agreements (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”) with the Funds’ respective investment sub-advisers (the “Sub-Adviser(s)”), including certain sub-sub-advisers.

At meetings held on June 1-2, 2022 and August 30-31, 20221, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Agreements, the addition of one new Fund to the Advisory Agreement, amendment of three Sub-Advisory Agreements, and the approval of two new sub-sub-advisory agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2023.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including, but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement and its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund as described in quarterly reports prepared by management. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund’s gross performance (unless otherwise noted) compared to the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”). For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark index or peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. With respect to these peer groups and custom peer groups, the Board further considered that comparison to these groups provides a helpful way to measure the Funds’ performance, but noted that peer universes are constantly evolving, and, as such, the Funds’ peer groups and, where applicable, custom peer groups, may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2021 (unless otherwise noted). When available, the Board considered one-, three-, five-, and ten-year performance.

New Fund:

JNL Multi-Manager U.S. Select Equity Fund. The Board took into account that the Fund had not commenced operations and there was no Fund performance data to review. The Board reviewed the performance of one of the proposed Sub-Adviser’s investment mandates with a similar investment strategy as compared to the Fund’s proposed benchmark index and peer group. The Board noted that the other proposed Sub-Adviser’s investment mandate is a custom strategy for the Fund. Accordingly, the Board reviewed backtested performance results for the Sub-Adviser’s proposed investment mandate as compared to the Fund’s proposed benchmark index and peer group. The Board concluded it would be in the best interests of each Fund and its potential shareholders to approve the Agreements.

Existing Funds:

JNL Aggressive Growth Allocation Fund. The Board considered that the Fund outperformed its benchmark for the three-year period, though it underperformed its benchmark for the one-, five-, and ten-year periods and underperformed its custom peer group for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Balanced Fund. The Board noted that the Fund was restructured to operate as a “feeder fund” of the Master Fund effective April 24, 2017. The Board considered that the Fund outperformed its peer group for the one- and three-year periods, though it underperformed its blended benchmark for those periods, which represents performance under the Fund’s “feeder fund” structure. The Board also considered that the Fund outperformed its peer group for the five-year period, though it underperformed its peer group for the ten-year period and underperformed its blended benchmark for the five- and ten-year periods, which represents performance prior to the Fund’s “feeder fund” structure. The Board noted that it would be prudent to allow the team more time to develop its performance record with the Fund in its current structure. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Bond Fund of America Fund. The Board noted that the Fund had commenced operations in April 2021 and had less than one calendar year of performance data as of December 31, 2021. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Capital Income Builder Fund. The Board considered that the Fund outperformed its blended benchmark and peer group for the one-year period, though it underperformed its blended benchmark and peer group for the three-year period. The Board noted that the Fund had commenced operations in August 2018 and has just three calendar years of performance data as of December 31, 2021. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

JNL/American Funds Capital World Bond Fund. The Board considered that the Fund outperformed its benchmark for the three-, five-, and ten-year periods and its peer group for the three-year period, though it underperformed its benchmark for the one-year period and its peer group for the one-, five- and ten-year periods. The Board further considered that because the Fund changed its principal investment strategy effective April 2020, it would be prudent to allow the team more time to develop its performance record with the Fund under its current principal investment strategy. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Global Growth Fund. The Board considered that the Fund outperformed its custom peer group for the one-, three-, and five-year periods and its benchmark for the three- and five-year periods, though it underperformed its benchmark of the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Global Small Capitalization Fund. The Board noted that the Fund outperformed its benchmark for the three-, five-, and ten-year periods, though it underperformed its benchmark for the one-year period and it underperformed its peer group for all periods. The Board noted that the Fund’s underperformance record was largely driven by comparative underperformance in 2021. In this regard, the Board took into account that the Fund outperformed its benchmark for the calendar years 2020, 2019, 2018, and 2017, and outperformed its peer group for calendar years 2019 and 2018 (ranking in the 47th and 41st percentiles, respectively). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Growth Allocation Fund. The Board considered that the Fund outperformed, after expenses, its benchmark and custom peer group for the three- and five-year periods, though it underperformed, after expenses, its benchmark and custom peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Growth Fund. The Board considered that the Fund outperformed its peer group for the one-, three-, and five-year periods and its benchmark for the three- and five-year periods, though it underperformed its benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Growth-Income Fund. The Board considered that the Fund underperformed its benchmark and peer group for all periods ended December 31, 2021. The Board noted, however, that the Fund’s underperformance was largely driven by comparative underperformance in 2019, 2020, and 2021. In this regard, the Board also took into account that the Fund outperformed its benchmark for the calendar years 2018 and 2017, and outperformed its peer group for calendar years 2018, 2017, and 2016 (ranking in the 11th, 34th, and 48th percentiles, respectively). The Board further noted that the Fund outperformed its benchmark for the second quarter of 2022 and the year-to-date period ended June 30, 2022. The Board also considered that the Fund performed in the top half of its peer group for the second quarter of 2022 and the year-to-date period ended June 30, 2022. The Board further considered the Fund’s emphasis on income-generating securities, the investment in which had provided a headwind to the Fund’s performance in 2021. The Board also noted the Fund’s allocations outside U.S. equities, the investment in which had provided a headwind to the Fund’s performance in recent years. The Board took into account that the Fund’s performance relative to peers is more favorable on a risk-adjusted basis and that the Fund has exhibited lower volatility. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds International Fund. The Board noted that the Fund outperformed its benchmark for all periods (except the most recent one- and three-year periods), though it underperformed its peer group for all periods. The Board noted, however, that underperformance compared to the peer group was largely driven by comparative underperformance in the last few years. In that respect, the Board considered recent changes implemented to the Fund’s portfolio manager team and philosophical approach, and the Board took into account that the Fund outperformed its peer group for the second quarter of 2022 (ranking in the 24th percentile). The Board concluded that it in light of these recent changes and the Fund’s strong performance against its benchmark, it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Moderate Growth Allocation Fund. The Board considered that the Fund outperformed, after expenses, its benchmark and custom peer group for the three- and five-year periods, though it underperformed, after expenses, its benchmark and custom peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds New World Fund. The Board considered that the Fund outperformed its custom peer group for the one-, three-, five-, and ten-year periods, though it underperformed its benchmark for those same periods. The Board also noted that the Fund outperformed its custom peer group for four out of the last five calendar years and its benchmark three out of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Washington Mutual Investors Fund. The Board considered that the Fund outperformed its peer group for one-, three-, five-, and ten-year periods, though it underperformed its benchmark for those same periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/AQR Large Cap Defensive Style Fund. The Board considered that the Fund underperformed its benchmark and peer group for the one-year period. However, the Board noted that the Fund commenced operations in June 2019 and had less than three calendar years of performance data as of December 31, 2021. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Baillie Gifford International Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three-year period, though it underperformed its benchmark and peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Fund’s Advisory Agreement.

JNL/Baillie Gifford U.S. Equity Growth Fund and JNL/Morningstar PitchBook Listed Private Equity Index Fund. The Board noted that each Fund had commenced operations in April 2021 and had less than one calendar year of performance data as of December 31, 2021. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Allocation Fund. The Board considered that the Fund outperformed its blended benchmark and peer group for the three-, five-, and ten-year periods, though it underperformed its blended benchmark and peer group for the one-year period. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Natural Resources Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, and five-year periods, though it underperformed its benchmark for the ten-year period and its peer group for the one-, three-, five-, and ten-year periods. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its benchmark and peer group for the one-, three-, and five-year periods ended March 31, 2022. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Large Cap Select Growth Fund. The Board noted that the Fund outperformed its peer group for the one-, three-, five-, and ten-year periods, though it underperformed its benchmark for those same periods. The Board also considered that the Fund outperformed its benchmark for two of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Bond Index Fund, JNL Emerging Markets Index Fund, JNL International Index Fund, JNL Mid Cap Index Fund, and JNL Small Cap Index Fund. The Board noted that each Fund had commenced operations in April 2021 and had less than one calendar year of performance data as of December 31, 2021. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Master Fund Advisory Agreement.

JNL/Causeway International Value Select Fund. The Board considered that the Fund outperformed its benchmark for the three-, five-, and ten-year periods, though it underperformed its benchmark for the one-year period. The Board also considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed its peer group for the one- and ten-year periods. The Board took into account that the Fund outperformed each of its benchmark and peer group in three out of the last five calendar years. The Board, therefore, concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/ClearBridge Large Cap Growth Fund. The Board considered that the Fund outperformed its peer group for the one-year period, though it underperformed its benchmark for the one- and three-year periods and its peer group for the three-year period. The Board took into account that the Fund outperformed its benchmark in two out of the last four calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Conservative Allocation Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its custom peer group for the one-, three-, and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/DFA International Core Equity Fund. The Board considered that the Fund outperformed its peer group for the one-year period, though it underperformed its benchmark for the one-year period. The Board noted that the Fund had commenced operations in June 2019 and only had two calendar years of performance data as of December 31, 2021. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DFA U.S. Core Equity Fund. The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark for the three-, five-, and ten-year periods. The Board also considered that the Fund outperformed its peer group for the one- and three-year periods, though it underperformed its peer group for the five- and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DFA U.S. Small Cap Fund. The Board considered that the Fund outperformed its peer group for the one- and three-year periods and its benchmark for the one-year period, though it underperformed its peer group for the five-year period and its benchmark for the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Emerging Markets Fixed Income Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, and five-year periods, though it underperformed its peer group for those same periods. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its benchmark and peer group for the one-, three-, and five-year periods ended March 31, 2022. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Core Fixed Income Fund. The Board considered that the Fund outperformed its benchmark for all periods and outperformed its peer group for the one-year period (ranking in the 34th percentile), though it underperformed its peer group for the remaining periods. The Board further noted the Fund’s improving performance, which led the Fund to outperform its benchmark and peer group (ranking in the 15th percentile) for the first quarter of 2022. The Board also considered that the Fund outperformed its benchmark and peer group in three out of the last five years since the sub-adviser took over portfolio management of the Fund in 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Shiller Enhanced CAPE Fund. The Board considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed its peer group for the one-year period and its benchmark for all periods. The Board also noted that the Fund outperformed its benchmark for three out of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Total Return Fund. The Board considered that the Fund outperformed its benchmark for the one-year and since-inception periods, and equaled its benchmark for the five-year period, though it underperformed its benchmark for the remaining periods. The Board further noted that the Fund outperformed its peer group for the one-year period (ranking in the 32nd percentile), though it underperformed its peer group for the remaining periods. However, the Board considered that the underperformance record was largely driven by two challenging calendar years: 2019 and 2020. In this regard, the Board noted that as of December 31, 2018, the Fund was outperforming its benchmark and peer group for all periods. The Board further noted the Fund’s improving performance, which led the Fund to outperform its benchmark and peer group (ranking in the 12th percentile) for the first quarter of 2022. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Fidelity Institutional Asset Management® Total Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the one- and three-year periods, though it underperformed its peer group for the five- and ten-year periods. The Board took into account that the current Sub-Adviser has been managing the Fund only since June 24, 2019 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/First Sentier Global Infrastructure Fund. The Board observed that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods, though it underperformed its peer group for those same periods. The Board also considered, however, that the Fund’s performance against its peer group had rebounded and that the Fund ranked in the 15th percentile for the first quarter of 2022 The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Income Fund. The Board considered that the Fund outperformed its blended benchmark and custom peer group for the one-year period, though it underperformed for the other periods. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its blended benchmark for the year-to-date and one-year periods and custom peer group for the year-to-date, one-, three-, five-, and ten-year periods ended March 31, 2022. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs 4 Fund. The Board noted that the Fund appointed two sub-advisers and revised its investment strategy in April 2021, and that the Fund’s performance prior to this date is attributable to the investment strategy. The Board considered the Fund’s unique investment mandate prior to April 2021 and considered information from JNAM indicating that the Fund was managed in a manner consistent with that mandate and that, because it had no true “peers,” its benchmark is the appropriate comparative performance source. The Board also noted that the Fund will have one sub-adviser, effective November 14, 2022. The Board considered that the Fund outperformed its peer group for the one-, three-, five-, and ten-year periods and its benchmark for the one-year period, though it underperformed its benchmark for the three-, five-, and ten-year periods. The Board further considered that because the Fund changed its principal investment strategy effective April 2021, it would be prudent to allow the team more time to develop its performance record with the Fund under its current principal investment strategy. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/Goldman Sachs Managed Aggressive Growth Fund. The Board considered that, after expenses, the Fund outperformed its benchmark and custom peer group for the three-, five-, and ten-year periods though it underperformed its benchmark and custom peer group for the one-year period. The Board noted JNAM’s assertion that the custom peer group provides the more meaningful performance comparison for the Fund because the funds included in the peer group are more narrowly screened for similar investment allocations as selected by an independent third party. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Managed Conservative Fund. The Board considered that, after expenses, the Fund outperformed its blended benchmark for the one-year period, though it underperformed its blended benchmark for the three-, five-, and ten-year periods and its custom peer group for all periods. The Board also considered that the Fund outperformed, after expenses, its custom peer group in three of the last four calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Managed Growth Fund. The Board considered that, after expenses, the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and outperformed its custom peer group for the three-, five-, and ten-year periods, though it underperformed its custom peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Managed Moderate Fund. The Board considered that, after expenses, the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods, though it underperformed its custom peer group for the same periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Managed Moderate Growth Fund. The Board considered that, after expenses, the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and outperformed its custom peer group for the three- and five-year periods, though it underperformed its custom peer group for the one- and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/GQG Emerging Markets Equity Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods and its peer group for the three-year period, though it underperformed its peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Growth Allocation Fund. The Board considered that the Fund outperformed its benchmark and custom peer group for the three-year period, though it underperformed its benchmark and custom peer group for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/Harris Oakmark Global Equity Fund. The Board considered that the Fund outperformed its custom peer group for the one-, three-, and five-year periods, though it underperformed its benchmark for all periods. The Board also noted that the Fund outperformed its custom peer group for four out of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Heitman U.S. Focused Real Estate Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Diversified Dividend Fund. The Board considered that the Fund outperformed its benchmark and peer group for the first quarter of 2022 (ranking in the 12th percentile), though it underperformed its benchmark and peer group for the remaining periods. The Board also considered that the Fund outperformed its benchmark in two of the past four calendar years. The Board further noted the Fund’s recent transition to a new lead portfolio manager in March 2021. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Global Growth Fund. The Board considered that the Fund outperformed its benchmark for the three-, five-, and ten-year periods and its peer group for the one-year period, though it underperformed its benchmark for the one-year period and its peer group for the three-, five-, and ten-year periods. The Board also considered that the Fund outperformed each of its benchmark and peer group in three of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Small Cap Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three-, five-, and ten-year periods, though it underperformed its benchmark and peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL iShares Tactical Growth Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its benchmark for the five-year period and its custom peer group for the one-, three-, and five-year periods. The Board further noted that the Fund outperformed its custom peer group for four out of the past five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL iShares Tactical Moderate Growth Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, and five-year periods, though it underperformed its custom peer group for those periods. The Board further noted that the Fund outperformed its custom peer group for two out of the past five calendar years and equaled its custom peer group for one of the past five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL iShares Tactical Moderate Fund. The Board considered that the Fund underperformed its custom peer group for the one-, three- and five-year periods and its benchmark for the three- and five-year periods, though it outperformed its benchmark for the one-year period. The Board also considered, however, that the Fund outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2022 and outperformed its custom peer group for the year-to-date, one-year, and since-inception periods ended March, 31 2022 (ranking in the 30th, 43rd, and 45th percentiles, respectively). The Board further noted that the Fund outperformed its benchmark for the year-to-date, one-year, three-year, and since-inception periods ended June 30, 2022 and outperformed its custom peer group for the same periods (ranking in the 24th, 25th, 41st, and 37th percentiles, respectively). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan Global Allocation Fund. The Board considered that the Fund outperformed its peer group for three- and five-year periods, though it underperformed its peer group for the one-year period and its blended benchmark for the one-, three-, and five-year periods. The Board took into account that the current Sub-Adviser has been managing the Fund only since June 24, 2019 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan Hedged Equity Fund. The Board considered that the Fund outperformed its peer group for the one- and three-year periods and its benchmark for the three-year period, though it underperformed its benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan MidCap Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three-, five-, and ten-year periods, though it underperformed its benchmark and peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan U.S. Government & Quality Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and outperformed its peer group for the three-, five-, and ten-year periods, though it underperformed its peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan U.S. Value Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-year period (ranking in the 35th percentile), though it underperformed its benchmark and peer group for the remaining periods. The Board further noted that the Fund outperformed its benchmark for the first quarter of 2022 and that the Fund changed sub-advisers and underwent an investment strategy change in April 2020. The Board noted, therefore, that the Fund’s performance prior to this date was attributable to the previous sub-adviser. In this regard, the Board took into account that the Fund outperformed its benchmark and peer group for the calendar year 2021 (ranking in the 35th percentile). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Lazard International Strategic Equity Fund. The Board considered that the Fund outperformed its benchmark for the three- and five-year periods and its peer group for the five-year period, though it underperformed its benchmark for the one-year period and its peer group for the one- and three-year periods. The Board also considered that the Fund outperformed its benchmark in four of the last five calendar years and its peer group in three of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Loomis Sayles Global Growth Fund. The Board considered that the Fund outperformed its benchmark for the three-year period, though it underperformed its benchmark for the remaining periods and underperformed its peer group for all periods. The Board further noted, however, that the Fund outperformed its peer group (ranking in the 23rd percentile) for the first quarter of 2022. The Board also took into account that the Fund’s underperformance was largely driven by comparative underperformance in 2021. In this regard, the Board also took into account that the Fund outperformed its benchmark for the calendar years 2020 and 2019, and outperformed its peer group for calendar years 2020 and 2019 (ranking in the 28th and

46th percentiles, respectively). The Board noted that the Fund commenced operations in August 2018 and had only three calendar years of performance data as of December 31, 2021. The Board noted, therefore, that it would be prudent to allow the teams more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Lord Abbett Short Duration Income Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-year period. The Board noted that the Fund commenced operations in April 2020 and only had one calendar year of performance data as of December 31, 2021. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Bond Index Fund and JNL/Mellon Emerging Markets Index Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each respective benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund lagged its benchmark for the one-, three-, five-, and ten-year periods. The Board took into account JNAM’s assertions that it is comfortable with each Fund’s tracking performance for each period and that each Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon Communication Services Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon S&P 500 Index Fund, and JNL/Mellon S&P 400 MidCap Index Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each Fund’s benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund’s performance surpassed its benchmark for the one-, three-, five-, and ten-year periods. The Board took into account JNAM’s assertions that it is comfortable with each Fund’s tracking performance for each period and that each Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon International Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, the Fund’s benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the three-, five-, and ten-year periods, though the Fund’s performance lagged for the one-year period. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Consumer Discretionary Sector Fund and JNL/Mellon Energy Sector Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each Fund’s respective benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund’s performance surpassed its benchmark for the ten-year period, though each Fund’s lagged its benchmark for the one-, three-, and five-year periods. The Board took into account JNAM’s assertions that it is comfortable with each Fund’s tracking performance for each period and that each Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon Consumer Staples Sector Fund and JNL/Mellon Industrials Sector Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each Fund’s benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund outperformed its benchmark for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon DowSM Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for its passive investment mandate. The Board noted that the Fund’s performance surpassed its benchmark for the five- and ten-year-periods and equaled its benchmark for the one-year period, though it lagged its benchmark for the three-year period. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Healthcare Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon World Index Fund, and JNL/Mellon Small Cap Index Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each Fund’s respective benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund’s performance surpassed its benchmark for the one-, three-, and five-year periods, though each Fund’s performance lagged for the ten-year period. The Board took into account JNAM’s assertions that it is comfortable with each Fund’s tracking performance for each period and that each Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon Information Technology Sector Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the one- and three- year periods and equaled its benchmark for the five-year period, though it lagged its benchmark for the ten-year period. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Materials Sector Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each Fund’s benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund outperformed its benchmark for the three-year period, though it lagged its benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Real Estate Sector Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance lagged its benchmark for the one- and three-year periods. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon U.S. Stock Market Index Fund. The Board noted that the Fund appointed a sub-adviser and revised its investment strategy in April 2021, and that the Fund’s performance prior to this date is attributable to the investment strategy. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for its passive investment mandate. The Board considered that the Fund underperformed its benchmark for the one- and three-year periods. The Board further considered that because the Fund changed its principal investment strategy effective April 2021, it would be prudent to allow the team more time to develop its performance record with the Fund under its current principal investment strategy. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Fund’s Advisory Agreement.

JNL/Mellon Utilities Sector Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for its passive investment mandate. The Board noted that the Fund’s performance surpassed its benchmark for the one-period and equaled its benchmark for the three-year period, though it lagged its benchmark for the five-year period. The Board also considered that the Fund’s performance outperformed its benchmark for the 2021 calendar year, equaled its benchmark for the 2020 calendar year and underperformed its benchmark by one basis point for the 2019, 2018, and 2017 calendar years. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/MFS Mid Cap Value Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-, three-, and five-year periods and its peer group for the ten-year period, though it underperformed its benchmark for the ten-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Moderate Allocation Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its benchmark for the five-year period and its custom peer group for the one-, three-, and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL Moderate Growth Allocation Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, and ten-year periods, though it underperformed its benchmark for the five-year period and underperformed its custom peer group for one-, three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/Morningstar U.S. Sustainability Index Fund (formerly, JNL/Mellon MSCI KLD 400 Social Index Fund). The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the three-year period, though it lagged for the one-year period. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Morningstar Wide Moat Index Fund. The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark for the three-year period by one basis point. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Alternative Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, and five-year periods and outperformed its peer group for the three- and five-year periods, though it underperformed its peer group for the one-year period. The Board noted that, effective April 2021, a new sub-adviser was appointed to the Fund and began managing a portion of the Fund’s assets, effective April 2018, an existing sub-adviser was replaced with a new sub-adviser, and, effective August 2018, a new sub-adviser was appointed to the Fund and began managing a portion of the Fund’s assets. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Emerging Markets Equity Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-year period, though it underperformed for the other periods. The Board further noted that, however, that effective April 2020, the existing sub-adviser was replaced with new sub-advisers, and that the Fund’s performance prior to this date was attributable to the previous sub-adviser. In light of this and the Fund’s improving performance, the Board concluded it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager International Small Cap Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board noted that, effective April 26, 2021, a new sub-adviser was appointed to the Fund and began managing a portion of the Fund’s assets. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Mid Cap Fund. The Board noted that the Fund outperformed its peer group for the one-, three-, and five-year periods and its benchmark for the one-year period, though it underperformed its benchmark for the three- and five-year periods. The Board also noted that, effective April 25, 2022, a new sub-adviser was appointed to the Fund and began managing a portion of the Fund’s assets, and effective April 27, 2020, a new sub-adviser was appointed to the Fund and began managing a portion of the Fund’s assets. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Small Cap Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three- and five-year periods and underperformed its benchmark and peer group for the one- and ten-year periods. The Board also noted that, effective April 25, 2022, two new sub-advisers were appointed to the Fund and each began managing a portion of the Fund’s assets, effective April 30, 2018, an existing sub-adviser was replaced with a new sub-adviser, and, effective October 14, 2019, a new sub-adviser was appointed to the Fund and began managing a portion of the Fund’s assets. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Small Cap Value Fund. The Board considered that the Fund outperformed its benchmark and peer group for the fourth quarter of 2021 and its benchmark for the three- and five-year periods, though the Fund underperformed its benchmark and peer group for the remaining periods. The Board also considered that the Fund outperformed its benchmark in three of the last five calendar years, and outperformed its peer group in four of the last five calendar years. The Board also noted that a new sub-adviser began managing a portion of the Fund’s assets effective April 26, 2021. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Commodity Strategy Fund, JNL/Neuberger Berman Strategic Income Fund, and JNL/Newton Equity Income Fund (formerly, JNL/Mellon Equity Income Fund). The Board considered that each Fund outperformed its benchmark and peer group for the one-, three-, and five-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/PIMCO Income Fund. The Board considered that the Fund outperformed its peer group for the fourth quarter of 2021 (ranking in the 29th percentile), and outperformed its benchmark for the one- and three-year periods, (though it underperformed its peer group for the other periods). The Board further noted that the Fund outperformed its benchmark for calendar years 2021, 2019, and 2018, and also outperformed its peer group in 2018 (ranking in the 24th percentile). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Investment Grade Credit Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, and five-year periods and its peer group for the five-year period, though it underperformed its peer group for the one- and three-year periods. The Board took into account that the Fund outperformed its benchmark in each of the last five calendar years and its peer group in four of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Real Return Fund and JNL/T. Rowe Price Value Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-, three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Floating Rate Income Fund. The Board considered that the Fund outperformed its benchmark and peer group (ranking in the 23rd percentile) for the fourth quarter of 2021, though it underperformed its benchmark and peer group for the other periods. The Board further took into account that the Fund outperformed its benchmark for the calendar years 2019, 2016 and 2015, and outperformed its peer group for calendar years 2019 and 2016 (ranking in the 40th and 48th percentiles, respectively), periods in which higher-quality securities performed better than lower-rated ones. The Board noted the Fund’s recent transition to a new lead portfolio manager with a different portfolio management construction process and philosophical approach. The Board also noted that, effective September 2022, a new Sub-Adviser was appointed to the Fund and began managing a portion of the Fund’s assets. As it relates to the new Sub-Adviser, the Board reviewed the performance of the new Sub-Adviser’s investment mandate with similar investment strategies as compared to the Fund, the Fund’s benchmark index and the Fund’s peer group. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America High Yield Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the one- and three-year periods, though it underperformed its peer group for the five- and ten-year periods. The Board took into account that the Fund outperformed each of its benchmark and peer group in three out of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Total Return Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the three-, five-, and ten-year periods, though it underperformed its peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/RAFI® Fundamental U.S. Small Cap Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board considered that the Fund underperformed its custom benchmark for the one-, three-, five-, and ten-year periods. The Board noted that the Fund was within 0.10%, 0.48%, 0.30%, and 0.33% of the custom benchmark for the one-, three-, five-, and ten-year periods, respectively. The Board further considered that it has previously approved an index strategy change for the Fund effective June 24, 2019. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/RAFI® Multi-Factor U.S. Equity Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board considered that the Fund’s performance surpassed its custom benchmark for the one- and ten-year periods, though it lagged its custom benchmark for the three- and five-year periods. The Board further considered that it has previously approved an index strategy change for the Fund effective June 24, 2019. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL S&P 500 Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, the respective benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund underperformed its benchmark for the one- and three-year periods. The Board further noted that the Fund outperformed its benchmark by one basis point for the 2021 calendar year and equaled its benchmark for the 2020, 2019, and 2018 calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Balanced Fund. The Board considered that the Fund outperformed its blended benchmark and peer group for the three- and five-year periods, though it underperformed its blended benchmark and its peer group for the one-year period. The Board further considered that, effective April 2020, the Fund revised its investment strategy to remove the volatility overlay, and that effective August 2018, a new sub-adviser replaced the existing sub-adviser in conjunction with various investment strategy and fee changes to this Fund, including a change from a fund-of-funds structure to an actively managed fund structure. The Board also considered that, because of the recent sub-adviser and various investment strategy changes, it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Capital Appreciation Fund. The Board considered that the Fund outperformed its blended benchmark and peer group for the one-, three-, and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Established Growth Fund. The Board considered that the Fund outperformed its peer group for the ten-year period, though it underperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the one-, three-, and five-year periods. The Board took into account that the Fund outperformed its benchmark in three of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board took into account that the Fund outperformed its peer group for the one-year period and its benchmark for the ten-year period, though it underperformed its peer group for the three-, five-, and ten-year periods and its benchmark for the one-, three-, and five-year periods. The Board further noted that the Fund outperformed its benchmark for the year-to-date, one-year, and since-inception periods ended June 30, 2022 and outperformed its custom peer group for the same periods (ranking in the 12th, 17th, and 4th percentiles, respectively). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Short-Term Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods, though it underperformed its peer group for the same periods. The Board also considered that two sub-sub-advisers have been appointed to the Fund, effective September 1, 2022. The Board considered that there will be no change to the investment strategy, resources, or portfolio manager(s) of the Fund due to the appointment of the sub-sub-advisers. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price U.S. High Yield Fund. The Board considered that the Fund outperformed its benchmark in 2021, the first quarter of 2022, and the one-year period, though it underperformed its benchmark for the other periods. The Board also considered that the Fund outperformed its peer group for the fourth quarter of 2021 (ranking in the 33rd percentile), though it underperformed its peer group for the remaining periods. The Board noted, however, that the Fund changed sub-advisers and revised its investment strategy effective April 2020 and that the Fund’s performance prior to this date was attributable to the previous sub-adviser. In light of this and the Fund’s improving performance, the Board concluded that it would be prudent to allow the team more time to develop its performance record as a result of these changes. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Vanguard Growth ETF Allocation Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year period and outperformed its custom peer group for the three-year period, though it underperformed its custom peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Vanguard Moderate ETF Allocation Fund and JNL/Vanguard Moderate Growth ETF Allocation Fund. The Board considered that each Fund outperformed its benchmark for the one- and three-year periods, though each Fund underperformed its custom peer group for the same periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/WCM Focused International Equity Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- three-, and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Westchester Capital Event Driven Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, and five-year periods and its peer group for the three- and five-year periods, though it underperformed its peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Western Asset Global Multi-sector Bond Fund (formerly, JNL/Franklin Templeton Global Multisector Bond Fund). The Board considered that the Fund outperformed its benchmark for the one- and ten-year periods, though it underperformed its benchmark group for the three- and five-year periods and underperformed its peer group for all periods. The Board noted, however, that the Fund changed sub-advisers effective April 2022, and that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/William Blair International Leaders Fund (formerly, JNL/Invesco International Growth Fund). The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark group for the three-, five-, and ten-year periods and underperformed its peer group for all periods. The Board noted, however, that the Fund changed sub-advisers effective April 2022, and that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Balanced Fund. The Board considered that the Fund outperformed its peer group for the one-, three-, five-, and ten-year periods and its blended benchmark for the one-year period, though it underperformed its blended benchmark for the three-, five-, and ten-year periods. The Board also considered that the Fund outperformed its blended benchmark for the since-inception period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Equity Income Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its peer group for the same periods. The Board further considered that, effective April 2021, the Fund appointed a sub-adviser and revised its investment strategy from a feeder fund in a “master-feeder” structure to an actively managed fund structure. The Board also considered that, because of the recent sub-adviser and investment strategy changes, it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Fund’s Advisory Agreement.

JNL/WMC Global Real Estate Fund. The Board considered that the Fund outperformed its benchmark for one- and three-year periods and its peer group for the one-year period, though the Fund underperformed its benchmark for the five- and ten-year periods and its peer group for the remaining periods. The Board further considered that the Fund outperformed its benchmark and peer group for calendar year 2021. The Board also noted that the Fund changed sub-advisers effective April 2021. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Government Money Market Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods, outperformed its peer group for the one-, five-, and ten-year periods, and equaled its peer group for the three-year period. The Board noted that prior to September 19, 2016, the Fund operated as a prime money market fund and that, effective September 19, 2016, the Fund operates as a government money market fund and, as such, invests at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Value Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the one- and three-year periods, though it underperformed its peer group for the five- and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser(s). For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board considered each Fund’s total expense ratio and compared that to the average total expense ratio of the peer group. For certain Funds, the Board considered the total expense ratio without the inclusion of, where applicable, transfer agency and Rule 12b-1 fees. This consideration was based on JNAM’s assertion that, due to the composition of certain peer groups that contain both retail and variable annuity funds, the total expense ratio (excluding transfer agency and Rule 12b-1 fees) was a more meaningful source of comparative information. While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and, as such, the universe of comparable funds in the Funds’ peer groups may change from time to time.

The Board also took into account that various fee reductions and other fee changes were implemented for certain Funds on January 1, 2020, March 1, 2020, April 27, 2020, July 1, 2020, September 1, 2020, October 1, 2020, December 1, 2020, March 1, 2021, April 26, 2021, September 1, 2021, October 1, 2021, December 1, 2021, January 1, 2022, March 1, April 25, 2022, May 1, 2022, June 1, 2022, September 1, 2022. It noted that these reductions will serve to further reduce certain Funds’ advisory fees, sub-advisory fees, and/or total expense ratios.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

New Fund:

JNL Multi-Manager U.S. Select Equity Fund. The Board considered that the Fund’s advisory fee and sub-advisory fee are lower than their respective peer group averages and the total expense ratio is within one basis point of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the above.

Existing Funds:

JNL Aggressive Growth Allocation Fund. The Board noted that the Fund’s advisory fee is lower than its peer group average. The Board considered that the Fund’s total expense ratio (including and excluding underlying fund expenses) is higher than its peer group average. The Board also considered that the Fund’s total expense ratio (excluding underlying fund expenses) is within seven basis points of the peer group average. The Board noted that each of the Funds’ underlying funds is subject to individual oversight. The Board also considered that the Fund does not have a sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Balanced Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, and the Fund’s total expense ratio (including Master Fund expenses) is within two basis points of the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Bond Fund of America Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is within four basis points of the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Capital Income Builder Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, while its total expense ratio (including Master Fund expenses) is equal to the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective April 27, 2020. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Capital World Bond Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, while its total expense ratio (including Master Fund expenses) is higher than the peer group average. The Board also considered that the Fund has no sub-advisory fee. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective April 27, 2020. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Global Growth Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, while its total expense ratio (including Master Fund expenses) is equal to its peer group average. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Global Small Capitalization Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is within four basis points of the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth Allocation Fund. The Board considered that the Fund’s advisory fee is higher than its peer group average, while its total expense ratio (including underlying fund expenses) is within three basis points of its peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth Fund. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is lower than the peer group average, though the advisory fee is higher than the peer group average. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth-Income Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, though the Fund’s total expense ratio (including Master Fund expenses) is equal to the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds International Fund. The Board noted that the Fund’s advisory fee is lower than the peer group average. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is within seven basis points of the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Moderate Growth Allocation Fund. The Board considered that the Fund’s advisory fee is within two basis points of the peer group average, while the Fund’s total expense ratio (including underlying fund expenses) is higher than the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds New World Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, and that the Fund’s total expense ratio (including Master Fund expenses) is within four basis points of its peer group average. The Board considered that the Fund has no sub-advisory fee. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective April 27, 2020. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Washington Mutual Investors Fund. The Board considered that the Fund’s advisory fee and total expense ratio (including Master Fund expenses) are lower than their peer group averages. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/AQR Large Cap Defensive Style Fund, JNL/Baillie Gifford International Growth Fund, JNL/Baillie Gifford U.S. Equity Growth Fund, JNL/BlackRock Global Natural Resources Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL Bond Index Fund, JNL/Causeway International Value Select Fund, JNL/DFA U.S. Core Equity Fund, JNL Emerging Markets Index Fund, JNL/Fidelity Institutional Asset Management® Total Bond Fund, JNL/Goldman Sachs 4 Fund, JNL International Index Fund, JNL/Invesco Global Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon World Index Fund, JNL/MFS Mid Cap Value Fund, JNL Mid Cap Index Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL Multi-Manager Small Cap Value Fund, JNL/Newton Equity Income Fund (formerly, JNL/Mellon Equity Income Fund), JNL/PPM America High Yield Bond Fund, JNL/PPM America Total Return Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL S&P 500 Index Fund, JNL Small Cap Index Fund, JNL/Westchester Capital Event Driven Fund, JNL/WMC Balanced Fund, and JNL/WMC Value Fund. The Board considered that each Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/BlackRock Global Allocation Fund. The Board considered that the Fund's advisory fee is lower than the peer group average, while the sub-advisory fee is equal to its peer group and total expense ratio is within two basis points of its peer group average. The Board also took into account that JNAM, in conversations with the Board, implemented contractual advisory fee reductions effective April 27, 2020 and January 1, 2020, respectively. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/ClearBridge Large Cap Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and the total expense ratio is within one basis point of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Conservative Allocation Fund. The Board considered that the Fund’s advisory fee is within three basis points of its peer group average and the Fund’s total expense ratio (excluding and including underlying fund expenses) is higher than its peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DFA International Core Equity Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and the sub-advisory fee is within one basis point of the peer group average. The Board further considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective March 1, 2020, which converted to a contractual advisory fee reduction effective April 27, 2020. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DFA U.S. Small Cap Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective March 1, 2022, which converted to a contractual advisory fee reduction effective April 25, 2022. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Core Fixed Income Fund. The Board took into account that the Fund’s advisory fee is lower than the peer group average and that the Fund’s sub-advisory fee and total expense ratio are within five and four basis points of their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the Fund’s recent performance and the services provided.

JNL/DoubleLine® Emerging Markets Fixed Income Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages, though the Fund’s total expense ratio is equal to the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Shiller Enhanced CAPE Fund. The Board considered that the Fund’s advisory fee is equal to its peer group average and the Fund’s sub-advisory fee is within seven basis points of its peer group average, though the Fund’s total expense ratio is higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Total Return Fund. The Board took into account that the Fund’s advisory fee is lower than the peer group average and that the Fund’s total expense ratio is only four basis points higher than its peer group average. The Board noted that the Fund’s sub-advisory fee is higher than its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/First Sentier Global Infrastructure Fund. The Board took into account that the Fund’s total expense ratio is lower than its peer group average, the Fund’s sub-advisory fee is equal to its peer group average, and the Fund’s advisory fee is within seven basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Income Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though the Fund’s sub-advisory fee is higher than its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Managed Aggressive Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and the Fund’s total expense ratio (including underlying fund expenses) is within seven basis points of its peer group average, though the Fund’s total expense ratio (excluding underlying fund expenses) is within six basis points of its peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Managed Conservative Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and the Fund’s total expense ratio (including underlying fund expenses) is higher than its peer group average, though the Fund’s total expense ratio (excluding underlying fund expenses) is within four basis points of its peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Managed Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their peer group averages and that the Fund’s total expense ratio (excluding underlying fund expenses) is within five basis points of the peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Managed Moderate Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and that the Fund’s total expense ratio (excluding underlying fund expenses) is within three basis points of the peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Managed Moderate Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and that the Fund’s total expense ratio (excluding underlying fund expenses) is within two basis points of the peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Growth Allocation Fund. The Board took into account that the Fund’s advisory fee is lower than its peer group average. The Board considered that the Fund’s total expense ratio (including and excluding underlying fund expenses) is higher than its peer group average. The Board also considered that the Fund’s total expense ratio (excluding underlying fund expenses) is within five basis points of the peer group average. The Board noted that each of the Fund’s underlying funds is subject to individual oversight. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/GQG Emerging Markets Equity Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and the Fund’s total expense ratio is within three basis points of the peer group average, though the Fund’s sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Harris Oakmark Global Equity Fund. The Board considered that the Fund’s advisory fee is within one basis point of the peer group average, though its sub-advisory fees and total expense ratio are higher than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective October 14, 2019. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Heitman U.S. Focused Real Estate Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and the Fund’s sub-advisory fee and total expense ratio are higher than their respective peer group averages, though the sub-advisory fee and total expense ratio are within five and four basis points of their peer group averages, respectively. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Diversified Dividend Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and that the Fund’s sub-advisory fee and total expense ratio are higher than their respective peer group averages though the sub-advisory fee and total expense ratio are within six and five basis points of their peer group averages, respectively. The Board took into account that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction in April 25, 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Small Cap Growth Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, though the Fund’s sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board noted, however, that the Fund’s total expense ratio is within six basis points of the peer group average. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1, 2022, which will convert to a contractual advisory fee reduction in May 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL iShares Tactical Growth Fund and JNL iShares Tactical Moderate Fund. The Board considered that each Fund's advisory and sub-advisory fees and total expense ratio (excluding underlying expenses) are lower than their respective peer group averages. The Board noted that each Fund’s total expense ratio (including underlying expenses) is within one basis point of its peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL iShares Tactical Moderate Growth Fund. The Board considered that the Fund's advisory and sub-advisory fees and total expense ratio (excluding underlying expenses) are lower than the respective peer group averages. The Board noted that the Fund’s total expense ratio (including underlying expenses) is with five basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/JPMorgan Global Allocation Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages. The Board noted that the Fund’s advisory fee and sub-advisory fee are each within six basis points of their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective April 27, 2020. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/JPMorgan Hedged Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and the total expense ratio is within two basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/JPMorgan Midcap Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though the Fund’s sub-advisory fee is higher than its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/JPMorgan U.S. Value Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and that the Fund’s total expense ratio is within two basis points of its respective peer group average. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective April 27, 2020. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Lazard International Strategic Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages. The Board noted that the Fund’s advisory fee is within four basis points of its peer group average and that the Fund’s total expense ratio is within five basis points of the peer group average. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1, 2022, which will convert to a contractual advisory fee reduction in May 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Lord Abbett Short Duration Income Fund. The Board considered that the Fund’s advisory is lower than its peer group average, while the Fund’s sub-advisory fee and total expense ratio are within three and two basis points of their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Bond Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon International Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, and JNL/Mellon Small Cap Index Fund. The Board considered that each Fund’s advisory fee and total expense ratio (including and excluding Master Fund expenses) are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided

JNL/Mellon S&P 500 Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages. The Board noted that the Fund’s total expense ratio is within four basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL/Mellon U.S. Stock Market Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages. The Board noted that the Fund’s total expense ratio is within two basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL Moderate Allocation Fund. The Board considered that the Fund’s advisory fee is higher than its peer group average but within two basis points and the Fund’s total expense ratio (excluding and including underlying fund expenses) is higher than its peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Moderate Growth Allocation Fund. The Board considered that the Fund’s advisory fee and total expense ratio (including and excluding underlying Fund expenses) are higher than their respective peer group averages. The Board noted, however, that the Fund’s advisory fee is within one basis point of its peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Morningstar U.S. Sustainability Index Fund (formerly, JNL/Mellon MSCI KLD 400 Social Index Fund). The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages, while the Fund’s total expense ratio is within three basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL/Morningstar Wide Moat Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages, while the Fund’s total expense ratio is within five basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL Multi-Manager Alternative Fund. The Board took into account that the Fund’s total expense ratio is lower than its peer group average and the Fund’s advisory fee is within seven basis points of its peer group average. The Board noted that the Fund’s sub-advisory fee is equal to its peer group average. The Board also considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective April 26, 2021. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Emerging Markets Equity Fund. The Board considered that the Fund’s advisory fee, sub-advisory fee, and total expense ratio are lower than their respective peer group averages. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager International Small Cap Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average and its sub-advisory fee and total expense ratio are each within four basis points of their respective peer group averages. The Board noted that the Fund’s sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Mid Cap Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, though its sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board noted that the Fund’s sub-advisory fee and total expense ratio are within four basis points and six basis points of their respective peer group averages and that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Small Cap Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though its sub-advisory fee is higher than its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Commodity Strategy Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and its sub-advisory is equal to its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund’s advisory and sub-advisor fees are lower than their respective peer group averages and its total expense ratio is equal to its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Income Fund. The Board considered that the Fund’s total expense ratio is lower than its peer group average and that the Fund’s advisory fee is within one basis point of its peer group average. The Board also noted that the Fund’s sub-advisory fee is higher than its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Investment Grade Credit Bond Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, while the Fund’s sub-advisory fee is within four basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Real Return Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, the Fund’s total expense ratio is within three basis points of the peer group average and the Fund’s sub-advisory fee is within six basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Floating Rate Income Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group average. The Board noted that the Fund’s total expense ratio is within four basis points of the peer group average. The Board further considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1, 2022. The Board also noted that the total expense ratio, after taking account of the proposed voluntary advisory fee waiver, will be lower than both the current total expense ratio and the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and services provided.

JNL/RAFI® Fundamental U.S. Small Cap Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average and its sub-advisory fee is equal to its peer group average. The Board noted that the Fund’s total expense ratio is within four basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

 JNL/T. Rowe Price Balanced Fund and JNL/T. Rowe Price Capital Appreciation Fund. The Board considered that each Fund's advisory fee and sub-advisory fee are lower than their respective peer group averages, and each Fund’s total expense ratio is within four basis points of its peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Established Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than the respective peer group averages, while the Fund’s sub-advisory fee is within two basis points of the peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board noted that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, and that the Fund’s sub-advisory fee is within one basis point of its peer group average. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective January 1, 2022, which converted to a contractual advisory fee reduction in April 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Short-Term Bond Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages, and that the Fund’s sub-advisory fee is within one basis point of its peer group average. The Board also considered the appointments two sub-sub-advisers effective September 1, 2022, and that the Fund’s sub-advisory fees would be paid by JNAM (not the Fund) and the sub-sub-advisory fees would be paid by the Fund’s Sub-Adviser, and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price U.S. High Yield Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average and its total expense ratio is within six basis points of its peer group average, though the sub-advisory fee is higher than the peer group average. The Board also considered that JNAM, in conversations with the Board, implemented contractual advisory fee reductions effective April 25, 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Value Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective April 27, 2020. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, and JNL/Vanguard Moderate Growth ETF Allocation Fund. The Board considered that each Fund’s advisory and sub-advisory fees and total expense ratio (including underlying fund expenses) are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/WCM Focused International Equity Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, while the Fund’s sub-advisory fee is equal to its peer group and the total expense ratio is within seven basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Western Asset Global Multi-sector Bond Fund (formerly, JNL/Franklin Templeton Global Multisector Bond Fund). The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and the total expense ratio is within three basis points of the peer group average. The Board further considered that

JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective April 25, 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/William Blair International Leaders Fund (formerly, JNL/Invesco International Growth Fund). The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective April 25, 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Equity Income Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average and the Fund’s total expense ratio is equal to its peer group average, though the Fund’s sub-advisory fee is within six basis points of its peer group average. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reductions effective April 27, 2020 and June 1, 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Global Real Estate Fund. The Board noted that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages. The Board further considered that the Fund’s sub-advisory fee is within three basis points of the peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Government Money Market Fund. The Board noted that the Fund’s sub-advisory fee is lower than its peer group and the Fund’s advisory fee and total expense ratio are equal to their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase. Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders. The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s-length. These sub-advisory fees are paid by JNAM to each Sub-Adviser. For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints. Additionally, to the extent that JNAM is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees. The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser. The Board also considered JNAM’s fee waivers for certain Funds, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, to reduce the total annual operating expenses of the Funds. The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manages. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that Sub-Advisers are not required to participate in the meetings and that recommendations to hire or fire Sub-Advisers are not influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for their activities, in addition to payments for marketing and conferences. The Board reviewed the monetary values of these transactions. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Fund(s). The Board also considered that, in the case of J.P. Morgan Investment Management, Inc. (“JPMorgan”), affiliates serve as the custodian and/or the securities lending agent for the Funds, as well as for JNL Investors Series Trust. The Board considered that each service provided to the Funds by JPMorgan affiliates are pursuant to a written agreement, which the Board evaluates periodically as required by law.

___________________________

1The meetings were held via videoconference and or a combination of voluntary in-person attendance and videoconference in reliance on exemptive orders issued by the Securities and Exchange Commission on March 13, March 25 and June19, 2020. See Release No. IC-33817 (March 13, 2020); Release No. IC -33824 (March 25, 2020); and Release No. IC-33897 (June 19, 2020).

JNAM Liquidity Narrative for Shareholders

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (“Program”). The Program is overseen by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Funds’ investment adviser, Jackson National Asset Management, LLC. The Funds’ Board of Trustees (“Board”) has approved the designation of the LRMC to oversee the Program. In administering the Program, the LRMC consults with each Fund’s sub-adviser, if applicable, when such consultation is deemed necessary or appropriate by the LRMC.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the LRMC’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The LRMC has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Supplement Dated September 1, 2022

To The Prospectus Dated April 25, 2022

JNL® Series Trust

Please note that the changes may impact your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

Effective June 30, 2022, please delete all information for and references to W. Michael Reckmeyer, III, CFA.

In the section, “Summary Overview of Each Fund,” after the “Annual Fund Operating Expenses” tables, for the JNL/Invesco Small Cap Growth Fund, please add the following:

JNAM will voluntarily waive 0.015% of management fees on the Fund’s assets up to $1 billion and 0.02% on assets over $2 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

In the section, “Summary Overview of Each Fund,” after the “Annual Fund Operating Expenses” tables, for the JNL/Lazard International Strategic Equity Fund, please add the following:

JNAM will voluntarily waive 0.05% of management fees on the Fund’s assets. There is no guarantee that JNAM will continue to provide the waiver in the future.

In the section, “Summary Overview of Each Fund,” after the “Annual Fund Operating Expenses” tables, for the JNL/PPM America Floating Rate Income Fund, please add the following:

JNAM will voluntarily waive 0.10% of management fees on the Fund’s assets. There is no guarantee that JNAM will continue to provide the waiver in the future.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/PPM America Floating Rate Income Fund, please delete the section in the entirety and replace with the following:

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in income-producing floating rate instruments, including floating rate loans, floating rate notes, other floating rate debt securities, structured products (including commercial mortgage-backed securities, asset-backed securities, and collateralized loan obligations, which are debt securities typically issued by special purpose vehicles and secured by loans), and repurchase agreements.

Additionally, for purposes of satisfying the 80% requirement, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”) comprised of the securities described above, short term bond funds and floating rate funds. The Fund generally uses ETFs as a tool to obtain exposure to the securities in which it primarily invests. Money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets for purposes of the 80% requirement.

The Fund consists of two strategies, sometimes referred to as “sleeves,” one sleeve is managed by an unaffiliated investment manager, FIAM LLC (“FIAM”), and the other sleeve is managed by an affiliated investment manager, PPM America, Inc. (“PPM”, and together with FIAM, the “Sub-Advisers”). Each Sub-Adviser generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve’s objective.

PPM America Floating Rate Income Strategy

PPM constructs the PPM America Floating Rate Income Strategy by investing primarily in U.S. dollar denominated senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics, and are commonly known as “junk bonds.”

The PPM America Floating Rate Income Strategy may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), debtor-in-possession loans, mezzanine loans, fixed-income debt obligations, corporate bonds and money market instruments. Junior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics.

The PPM America Floating Rate Income Strategy may invest up to 20% of its net assets in cash and non-floating rate debt securities, including lower-rated debt securities (“high yield”), commonly known as “junk bonds,” and equity securities. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

FIAM Floating Rate High Income Strategy

FIAM LLC constructs the FIAM Floating Rate High Income Strategy by normally investing primarily in floating rate loans, which are often lower-quality debt securities (those of less than investment-grade quality, also referred to as “junk bonds”), and other floating rate securities. The FIAM Floating Rate High Income Strategy may invest in companies in troubled or uncertain financial condition, money market and investment-grade debt securities, and repurchase agreements, and domestic and foreign issuers. FIAM LLC uses fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/PPM America Floating Rate Income Fund, please delete the section in the entirety and replace with the following:

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
PPM America, Inc. ("PPM")

FIAM LLC ("FIAM")

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2022	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2022	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2022	Assistant Vice President and Portfolio Manager, JNAM
Adam Spielman	June 2018	Senior Managing Director, Head of Leveraged Credit, PPM
David Wagner	2011	Senior Managing Director, PPM
Eric Mollenhauer	September 2022	Portfolio Manager, FIAM
Kevin Nielsen	September 2022	Portfolio Manager, FIAM

In the section, “Summary Overview of Each Fund,” under, “Portfolio Management,” under, “Sub-Adviser,” for the JNL/T. Rowe Price Short-Term Bond Fund, please add the following:

Sub-Sub-Advisers:

T. Rowe Price Hong Kong Limited

T. Rowe Price International Ltd

This Supplement is dated September 1, 2022.

Supplement Dated November 15, 2022

To The Prospectus Dated April 25, 2022

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective November 14, 2022, for the JNL/Goldman Sachs 4 Fund, please delete all references to and information for Nicholas Chan.

Effective October 1, 2022, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/Fidelity Institutional Asset Management® Total Bond Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Franco Castagiluolo	October 2022	Portfolio Manager, FIAM
Alexandre Karam	June 2019	Portfolio Manager, FIAM
Jeffrey Moore	June 2019	Portfolio Manager, FIAM
Celso Muñoz	June 2019	Portfolio Manager, FIAM
Ford O’Neil	June 2019	Portfolio Manager, FIAM
Michael Weaver	June 2019	Portfolio Manager, FIAM

Effective November 14, 2022, in the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs 4 Fund, please delete the section in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in stocks of approximately 150 distinct companies included in the S&P 500® Index. The Fund implements its objective by using three equally weighted factors: quality, value, and momentum.

Quality Strategy

The quality strategy emphasizes competitive advantage. The competitive advantage sub-portfolio invests in the stock of companies included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. Goldman Sachs Asset Management, L.P., the Fund’s sub-adviser (the “Sub-Adviser”), excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings.

Value Strategies

The value strategies emphasize dividend income & growth and intrinsic value.

The dividend income & growth sub-portfolio invests in the stock of companies included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by the Sub-Adviser. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. The Sub-Adviser excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings.

The intrinsic value sub-portfolio invests in the stock of companies included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.  With respect to the Financials sector, the model will reference return on equity in lieu of free cash flows. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. The Sub-Adviser excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings.

Momentum Strategy

The momentum sub-portfolio invests in the stock of companies included in the S&P 500® Index that exhibit high momentum based on the trailing twelve months, excluding the recent one-month. The holdings in this sub-portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. The Sub-Adviser excludes stocks it views as lower quality using the S&P Quality Rankings and excludes stocks with lower S&P Global Ratings Issuer Credit Ratings.

Triblend Rebalance

A portion of each of sub-portfolio rebalances on or about the first business day of March, September or December of each year. Additionally, on or about the first business day of December of each year, the Fund rebalances the size of the three factors to ensure equal weighting. The Fund may change the frequency and timing of its scheduled rebalances at its sole discretion. The Fund may apply situational risk exposure constraints beyond the S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in response to extraordinary market events. The Sub-Adviser generally uses a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

The Sub-Adviser incorporates S&P Quality Rankings and S&P Global Ratings Issuer Credit Ratings in the selection process.

S&P Quality Rankings

Growth and stability of earnings and dividends are deemed key elements in establishing earnings and dividend rankings for common stocks. This process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings. The final score for each stock is measured against a scoring matrix determined by an internal analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+	Highest	B-	Lower
A	High	C	Lowest
A-	Above Average	D	In Reorganization
B+	Average	NR	Not Ranked
B	Below Average

S&P Global Ratings Issuer Credit Ratings

S&P Global Ratings Issuer Credit Ratings (also known as credit ratings) express opinions about the ability and willingness of an issuer to meet its financial obligations in full and on time. Credit ratings can also be used to determine the credit quality of an individual debt issue, such a corporate or municipal bond, and the relative likelihood that the issue may default. Credit ratings are not an absolute measure of default probability, since there are future events that cannot be foreseen. Credit ratings are not intended as guarantees of credit quality or as exact measures of the probability that a particular issuer or debt issue will default.

S&P Global Ratings Issuer Credit Ratings opinions are based on analysis by experienced professionals who evaluate and interpret information received from issuers and other available sources to form a considered opinion. S&P Global Ratings analysts obtain information from public reports, as well as from interviews and discussions with the issuer’s management. They use that information and apply their analytical judgment to assess the entity’s financial condition, operation performance, policies and risk management strategies.

The Fund may invest in a combination of exchange-traded funds ("ETFs") to assist with fund rebalances and to meet redemption or purchase requests.

The Fund may invest in financial futures, a type of derivative, to obtain market exposure consistent with the Fund's investment objective and strategies, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund's objective.

Effective November 14, 2022, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/Goldman Sachs 4 Fund, please delete the section in the entirety and replace with the following:

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Advisers:
Goldman Sachs Asset Management, L.P. (“GSAM”)

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Marcus Ng, CFA	April 2021	Vice President, GSAM
Len Ioffe	November 2022	Managing Director, GSAM

Effective October 1, 2022, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/PPM America Floating Rate Income Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2022	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2022	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2022	Assistant Vice President and Portfolio Manager, JNAM
Adam Spielman	June 2018	Senior Managing Director, Head of Leveraged Credit, PPM
David Wagner	2011	Senior Managing Director, PPM
Eric Mollenhauer	September 2022	Portfolio Manager, FIAM
Kevin Nielsen	September 2022	Portfolio Manager, FIAM
Chandler Perine	October 2022	Portfolio Manager, FIAM

Effective November 1, 2022, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/T. Rowe Price Balanced Fund, after the last table please add the following:

JNAM will voluntarily waive 0.53% of management fees on the Fund’s assets up to $500 million, 0.475% on assets between $500 million and $1 billion, 0.45% on assets between $1 billion and $3 billion, 0.44% on assets between $3 billion and $5 billion and 0.43% on assets over $5 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective November 1, 2022, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/T. Rowe Price Capital Appreciation Fund, after the last table please add the following:

JNAM will voluntarily waive 0.575% of management fees on the Fund’s assets up to $500 million, 0.55% on assets between $500 million and $1 billion, 0.53% on assets between $1 billion and $3 billion, 0.52% on assets between $3 billion and $5 billion, 0.51% on assets between $5 billion and $10 billion and 0.50% on assets over $10 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective November 1, 2022, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/T. Rowe Price U.S. High Yield Fund, after the last table please add the following:

JNAM will voluntarily waive 0.47% of management fees on the Fund’s assets up to $3 billion, 0.46% on assets between $3 billion and $5 billion and 0.45% on assets over $5 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

This Supplement is dated November 15, 2022.

Supplement Dated January 13, 2023

To The Prospectus Dated April 25, 2022, as amended November 15, 2022

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective January 1, 2023, for the JNL/American Funds New World Fund, please delete all references to and information for Nicholas J. Grace.

Effective November 29, 2022, for the JNL Multi-Manager U.S. Equity Select Fund and JNL/GQG Emerging Markets Equity Fund, please delete all references to and information for James Anders.

Effective December 31, 2022, for the JNL/T. Rowe Price Value Fund, please delete all references to and information for Mark S. Finn.

Effective December 31, 2022, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/T. Rowe Price Value Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Ryan Hedrick	January 2023	Chairman of Investment Advisory Committee, T. Rowe Price

Effective December 31, 2022, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/WCM China Quality Growth Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Mike Tian, CFA	April 2022	Portfolio Manager and Business Analyst, WCM
Yan Gao	April 2022	Portfolio Manager and Business Analyst, WCM

This Supplement is dated January 13, 2023.

JNL Series Trust
One Corporate Way
Lansing, MI 48951

PRSRT STD
U.S. POSTAGE
PAID
JACKSON NATIONAL
ASSET MANAGEMENT
L.L.C.

Please note that recent changes to your delivery preferences may not be reflected with this mailing.

For legal mailings of this nature, it can take up to 60 days for your delivery preferences to take effect.

VADV7338 02/23

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Mark Wehrle as an Audit Committee financial expert serving on its Audit Committee. Mark Werhle is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2021 and December 31, 2022. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2021	$2,148,492	$70,000	$0	$0
2022	$2,259,130	$14,000	$0	$0

The above Audit-Related Fees for 2021 and 2022 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2021	$0	$0	$0
2022	$0	$0	$0

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditor’s independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2021 was $70,000. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2022 was $14,000.

(h) For the fiscal years ended December 31, 2021 and December 31, 2022, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 3, 2023

By:	/s/ Andrew Tedeschi
Andrew Tedeschi
Principal Financial Officer

Date:	March 3, 2023

EXHIBIT LIST

Exhibit 13(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 13(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 13(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.